UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07953

EQ ADVISORS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

WILLIAM T. MACGREGOR, ESQ.

Executive Vice President, General Counsel and Secretary

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2019 - December 31, 2019

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

EQ Advisors Trust

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolios’ annual and semi-annual shareholder reports unless you specifically request paper copies from the insurance company that offers your variable life insurance contract and/or variable annuity certificate or contract (“contract”), from your financial intermediary, or from the Portfolios. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a contractholder, you may elect to receive the Portfolios’ shareholder reports and other communications electronically from the insurance company by following the instructions provided by the insurance company. For other shareholders, you may elect to receive the Portfolios’ shareholder reports and other communications electronically by calling 1-877-222-2144 or by sending an e-mail request to service@equitable.com.

Beginning on January 1, 2019, you may elect to receive all future shareholder reports in paper free of charge. If you are a contractholder, you can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by the insurance company. For other shareholders, you can inform the Portfolios that you wish to continue receiving paper copies of shareholder reports by calling 1-877-522-5035 or by sending an e-mail request to EquitableFunds@dfinsolutions.com. Your election to receive shareholder reports in paper will apply to all portfolio companies available under your contract (if you are a contractholder) or all Portfolios held with the fund complex (for other shareholders).

EQ Advisors Trust Annual Report

December 31, 2019

2019 Market Overview

In 2019, U.S. economic growth continued to grind upward, but at a reduced rate over the prior year. Unemployment drifted to a long-term low while hiring was solid across most industries — including sectors like retail and leisure — suggesting Americans felt confident enough to use earnings on discretionary spending. Core inflation ticked upward to 2.3% at year end, compared to last December’s 2.2% and May’s low of 2.0%. Manufacturing remained a weak spot. The markets faced volatility at mid-year, however, triggered by trade issues, the potential for new tariffs and weakening global economic growth. Disagreement within the U.K. about its withdrawal from the European Union increased uncertainty for the U.K. and eurozone economies. Slowing manufacturing activity and declining business investment were evidence that trade tensions were stifling economic growth across both developed and emerging markets.

Against this backdrop, the Federal Reserve remained on hold for the first half of the year, then cut rates a total of 75 basis points over three straight meetings in the second half of the year. In the last meeting of the year, rates were left unchanged, with Chairman Jerome Powell suggesting that rates would not be moving soon. Unlike earlier sessions throughout 2019, where votes were divided, the decision to leave rates unchanged in December was unanimous. In the rest of the world, central banks also moved to implement accommodative monetary policies to help support capital markets. 2019 was also notable for tight ranges on most large developed market currencies, while emerging market currencies showed larger moves, as is often the case.

Against this macroeconomic backdrop, the U.S. fixed-income markets in the past year were impacted by a flattening of the Treasury yield curve. As the year began, the U.S. bond market rallied, with U.S. investment-grade corporate credit delivering strong returns, as did U.S. high yield. In the second quarter, the 10-year U.S. Treasury yield fell to 2.01%, its lowest level since late 2016, and the amount of negative-yielding debt in the world surged by June to over $13 trillion. Headwinds from the U.S.-China trade conflict, as well as weaker-than-expected economic data, causing long-duration assets such as investment-grade corporate bonds and Treasuries to outperform shorter-duration sectors such as collateralized loan obligations and asset-backed securities. By October, the market value of negative-yielding bonds continued to rise to around $17 trillion. The 10-year U.S. Treasury yield returned to historical lows during the third quarter, before edging up slightly to close out the year.

Looking beyond the U.S., growth worries and increased accommodation from core market central banks were highly supportive for fixed-income markets. Yields ended the year well below where they started and the decline resulted in good performance across most sovereign bond markets. Higher-yielding and riskier markets — with a few exceptions — outperformed lower-yielders. The bond markets of Turkey, Russia, and Mexico outperformed in 2019 while Japan and Norway underperformed by standing still.

In the equity markets, U.S. stocks started off the year with the best first quarter since 1998. This rally was fueled by the hold on Federal Reserve policy and renewed hopes of a trade deal with China. The second quarter was marked by volatility as investors were forced to weigh weaker economic data against the possibility of an upcoming July rate cut. Despite another volatile quarter, the market ended June sitting right around its all-time high. The third quarter opened on the longest expansion on record for the U.S. economy, the lowest unemployment since the 1960s, household wealth at a record high, and housing growth solid, all while inflation remained tame. Despite brewing economic uncertainties surrounding trade and manufacturing, the S&P 500® Index finished the third quarter only 1.5 percentage points from its all-time high. Stocks continued to rally into November, setting record highs as a solid October jobs report, improving China trade talks, easy central bank monetary policies, and the December U.K. election date agreement all fuelled the advance. By December, equity markets showed their approval with an 11.11% rally from August 31st through December 31st.

Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safer havens. Macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for global equity returns. The same factors that buoyed U.S. returns drove gains in the international markets, although the U.K.’s general election in December delivered a decisive victory to the conservative party, and reaffirmed the original Brexit vote and the U.K. eventual exit from the European Union.

In this environment, emerging markets underperformed developed markets. Eastern Europe, supported by excellent returns in Russia and Greece, was the strongest performing region. Asian stock prices, aided by high returns in both information technology and consumer discretionary, rose marginally more than the averages, while Latin American stocks experienced more varied returns and lagged modestly.

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the EQ Advisors Trust Portfolios (“the Portfolios”) as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contract holder can invest directly in the Portfolios. Changes in policy values depend not only on the investment performance of the Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. Each of the Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA, Class IB and/or Class K shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2009, through December 31, 2019. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. Effective January 1, 2012, 12b-1 fees are applicable to Class IA shares. 12b-1 fees are not applicable to Class K shares. The values have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively- managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

50% S&P 500® Energy Index/50% S&P 500® Equal Weight Energy Index

The index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the S&P 500® Energy Index, which is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) energy sector, at a weighting of 50%, and the S&P 500® Equal Weight Energy Index, which imposes equal weights on the index constituents included in the S&P 500® Index that are classified in the GICS® energy sector, at a weighting of 50%.

Bloomberg Barclays Global Aggregate Index

An index which provides a broad-based measure of the global investments grade fixed income markets, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Bloomberg Barclays U.S. Intermediate Treasury Index

An index which measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index.

Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index

An unmanaged index that includes U.S. dollar-denominated, investment-grade, fixed rate, taxable securities issued by industrial, utility and financial companies, with maturities between 5 and 10 years.

Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index

An unmanaged index of securities consisting of all U.S. Treasury securities that have remaining maturities of 7 to 10 years.

Bloomberg Barclays U.S. Aggregate Bond Index

An index which covers the U.S. dollar denominated investment- grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-backed securities.

Bloomberg Barclays U.S. Intermediate Government Bond Index

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index

An unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates with maturities of one to 10 years.

Bloomberg Barclays U.S. Treasury Bond 3-7 Year Index

An unmanaged index of securities which measures the performance of government bonds issued by the U.S.

NOTES ON PERFORMANCE (Unaudited)

Treasury that have a remaining maturity of more than three years and less than seven years.

Bloomberg Barclays World Government Inflation-Linked Bond Index

An index which measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linked fund is likely and able to invest. To be included a market must have aggregate issuance of $4 billion or more and have minimum rating of A3/A- for G7 and Eurozone issuers, Aa3/AA- otherwise, using the middle rating from Moody’s, S&P and Fitch (“two out of three” rule).

Bloomberg Barclays U.S. TIPS Index

An unmanaged index comprised of all U.S. Treasury Inflation Protected Securities (TIPS) rated investment grade or better (Baa3 or better), having at least one year to final maturity and at least $250 million par amount outstanding.

Dow Jones Global Utilities Index

An index which is a subset of the Dow Jones Global Index, which targets 95% coverage of markets that are open to foreign investors, and it represents the utilities industry as defined by ICB.

DJ EuroSTOXX 50® Index (“EuroSTOXX 50”)

Europe’s leading blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Energy Select Sector Index

A highly liquid sector benchmark which tracks the Global Industry Classification Standard (GICS®) Energy sector of the S&P 500® Index.

FTSE 100 Index (“FTSE 100”)

A market capitalization weighted index representing the performance of the 100 largest blue chip companies, listed on the London Stock Exchange, which meet the FTSE’s size and liquidity screening.

FTSE EPRA/NAREIT Developed Index

An index which is designed to measure the performance of listed real estate companies and REITs worldwide.

FTSE EPRA/NAREIT Global (Net) Index

An index which is designed to track the performance of listed real estate companies and REITs in both developed and emerging markets.

FTSE NAREIT All Equity REITs Index

FTSE NAREIT All Equity REITs Index measures the performance of all taxqualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. A REIT is a company that owns, and in most cases, operates income-producing real estate.

ICE BofAML 1-year U.S. Treasury Note Index

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of 1-year.

ICE BofAML 3-Month U.S. Treasury Bill Index

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

ICE BofAML All U.S. Convertibles Index

An index which consists of U.S. dollar denominated investment grade and non-investment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

ICE BofAML U.S. High Yield Index

An index which tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

International Proxy Index

An index that is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the DJ EuroSTOXX 50® Index at a weighting of 40%, the FTSE 100 Index at a weighting of 25%, the TOPIX Index at a weighting of 25% and the S&P/ASX 200 Index at a weighting of 10%.

Morgan Stanley Capital International (MSCI) AC World (Net) Index (“MSCI ACWI or MSCI AC World (Net) Index”)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 23 emerging markets. The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) ACWI ex U.S. Growth (Net) Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets (excluding the U.S.) and 23 emerging markets and has growth style characteristics.

Morgan Stanley Capital International (MSCI) ACWI Minimum Volatility (Net) Index

An index which aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 23 developed markets and 23 emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, in USD for the lowest absolute

NOTES ON PERFORMANCE (Unaudited)

risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI ACWI Index.

Morgan Stanley Capital International (MSCI) EAFE® Index (“MSCI EAFE® Index”)

A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International (MSCI) EAFE® Value (Net) Index

A free float-adjusted market capitalization index that is designed to measure the equity market performance of large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) Emerging Markets (Gross Dividends) IndexSM (“MSCI EM (Gross Div) Index”)

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. “Free” MSCI indices exclude those shares not purchasable by foreign investors.

Morgan Stanley Capital International (MSCI) Emerging Markets (Net Dividends) IndexSM

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Morgan Stanley Capital International (MSCI) KLD 400 Social Index

A capitalization weighted index of 400 U.S. securities that provides exposure to companies with outstanding Environmental, Social and Governance (ESG) ratings and excludes companies whose products have negative social or environmental impacts.

Morgan Stanley Capital International (MSCI) World Commodity Producers (Net) Index

A free float-adjusted market capitalization index designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

Morgan Stanley Capital International (MSCI) World (Net) Index (“MSCI World (Net) Index”)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.

MSCI ACWI Health Care (Net) Index

An index which includes large and mid cap securities across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. All securities in the index are classified in the Health Care as per the Global Industry Classification Standard (GICS®).

MSCI ACWI Information Technology (Net) Index

An index which includes large and mid cap securities across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. All securities in the index are classified in the Information Technology as per the Global Industry Classification Standard (GICS®).

MSCI World 100% Hedged to USD Index

An index that represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid cap stocks across 23 Developed Markets (DM) countries and its local performance is calculated in 13 different currencies, including the Euro.

Russell 1000® Index

An index which measures the performance of approximately 1,000 of the largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is market capitalization weighted.

Russell 1000® Growth Index

An index which measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 1000® Value Index

An index which measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2000® Index

An unmanaged index which measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 2000® Growth Index

An index which measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

NOTES ON PERFORMANCE (Unaudited)

Russell 2000® Value Index

An index which measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2500™ Index

An index which measures the performance of approximately 2,500 of the smallest companies in the Russell 3000® Index. It is market-capitalization weighted.

Russell 2500™ Growth Index

An index which measures the performance of those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2500™ Value Index

An index which measures the performance of those Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 3000® Index

An index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

Russell 3000® Growth Index

An index which measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 3000® Health Care Index

An unmanaged index representative of companies involved in medical services or health care in the Russell 3000® Index.

Russell Microcap® Index

An index which measures the performance of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap, which represents less than 3% of the U.S. equity market. It is market-capitalization weighted.

Russell Midcap® Growth Index

An index which measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell Midcap® Value Index

An index which measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Shiller Barclays Cyclically Adjusted Price-to-Earnings

(CAPE) Total Return Index aims to identify undervalued sectors in the large-cap equity market based on a modified CAPE® ratio, which is designed to assess longer term equity valuations by using an inflation adjusted earnings horizon.

Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”)

A weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is market-capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s Composite 1500® Energy Sector Index

An Index which comprises of those companies included in the S&P Composite 1500® Index that are classified as members of the GICS® energy sector.

Standard & Poor’s Australian Security Exchange 200 Index (“S&P/ASX 200”)

An index which is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of the Australian equity market capitalization.

Standard & Poor’s Long-Only Merger Arbitrage Index (“S&P LOMA Index”)

An index which seeks to model a risk arbitrage strategy that exploits commonly observed price changes associated with mergers. The index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals.

Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index”)

A weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

S&P North American Technology Sector Index

A modified capitalization-weighted index composed of U.S. traded securities classified under the Global Industry Classification Standard (GICS®) technology (sector) and Internet retail (sub-industry).

TOPIX Index (“TOPIX”)

A free-float adjusted capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section.

Volatility Managed Index — Global Blend

Volatility Managed Index — Global Blend is a blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International.

Volatility Managed Index — Global Proxy Blend

Volatility Managed Index — Global Proxy Blend is a blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International Proxy.

NOTES ON PERFORMANCE (Unaudited)

Volatility Managed Index — International

Volatility Managed Index — International applies a formula to the MSCI EAFE® Index adjusting the equity exposure of the MSCI EAFE® Index when certain volatility levels are reached.

Volatility Managed Index — International II

Volatility Managed Index — International II applies a formula to the MSCI EAFE® Index adjusting the equity exposure of the MSCI EAFE® Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — International described above, which generally would result in lower volatility.

Volatility Managed Index — International Proxy

Volatility Managed Index — International Proxy applies a formula to a blend of 40% EuroSTOXX 50, 25% FTSE 100, 25% TOPIX, and 10% S&P/ASX 200 (“International Proxy”) adjusting the equity exposure of the International Proxy when certain volatility levels are reached.

Volatility Managed Index — International Proxy II

Volatility Managed Index — International Proxy II applies a formula to a blend of 40% EuroSTOXX 50, 25% FTSE 100, 25% TOPIX, and 10% S&P/ASX 200 (“International Proxy”) adjusting the equity exposure of the International Proxy when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core

Volatility Managed Index — Large Cap Core applies a formula to the S&P 500® Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core II

Volatility Managed Index — Large Cap Core II applies a formula to the S&P 500® Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — LCC described above, which generally would result in lower volatility.

Volatility Managed Index — Large Cap Growth

Volatility Managed Index — Large Cap Growth applies a formula to a blend of the S&P 500® Index and the Russell 1000® Growth Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Value

Volatility Managed Index — Large Cap Value applies a formula to a blend of the S&P 500® Index and the Russell 1000® Value Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Core

Volatility Managed Index — Mid Cap Core applies a formula to the S&P 400® Index adjusting the equity exposure of the S&P 400® Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Core II

Volatility Managed Index — Mid Cap Core II applies a formula to the S&P 400® Index adjusting the equity exposure of the S&P 400® Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — MCC described above, which generally would result in lower volatility.

Volatility Managed Index — Mid Cap Value

Volatility Managed Index — Mid Cap Value applies a formula to a blend of the S&P 400® Index and the Russell Midcap® Value adjusting the equity exposure of the S&P 400® Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Core

Volatility Managed Index — Small Cap Core applies a formula to the Russell 2000® Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Core II

Volatility Managed Index — Small Cap Core II applies a formula to the Russell 2000® Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — SCC described above, which generally would result in lower volatility.

Volatility Managed Index — Small Cap Value

Volatility Managed Index — Small Cap Value applies a formula to a blend of the Russell 2000® and the Russell 2500™ Value Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

The below hypothetical composite benchmarks were created by AXA Equitable Funds Management Group, LLC, the Trust’s investment manager, to show how the performance of certain Portfolios compares with the return of an index or indices. There is no guarantee that any Portfolio will outperform these or any benchmarks. Portions of a hypothetical composite index against which a Portfolio’s performance is measured were created by AXA Equitable Funds Management Group, LLC to show how a Portfolio’s performance compares with the returns of an index.

NOTES ON PERFORMANCE (Unaudited)

All Asset Growth-Alt 20 Index

The All Asset Growth-Alt 20 Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting of 20%, the S&P Mid Cap 400® Index at a weighting of 10%, the S&P 500® Index at a weighting of 17%, the Russell 2000® Index at a weighting of 8%, the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 15%, and the FTSE NAREIT All Equity REITs Index at a weighting of 5%.

EQ/Aggressive Growth Strategy Index

EQ/Aggressive Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 17%, the MSCI EAFE® Index at a weighting of13%, the S&P MidCap 400® Index at a weighting of 13%, the S&P 500® Index at a weighting of 41%, the Russell 2000® Index at a weighting of 13% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 3%.

EQ/Growth Strategy Index

EQ/Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting of 12%, the S&P MidCap 400® Index at a weighting of 12%, the S&P 500® Index at a weighting of 34%, the Russell 2000® Index at a weighting of 12% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 5%.

EQ/Moderate Growth Strategy Index

EQ/Moderate Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 33%, the MSCI EAFE® Index at a weighting of 10%, the S&P Mid Cap 400® Index at a weighting of 10%, the S&P 500® Index at a weighting of 30%, the Russell 2000® Index at a weighting of 10% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 7%.

EQ/Balanced Strategy Index

EQ/Balanced Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 42%, the MSCI EAFE® Index at a weighting of 8%, the S&P MidCap 400® Index at a weighting of 8%, the S&P 500® Index at a weighting of 26%, the Russell 2000® Index at a weighting of 8% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 8%.

EQ/Conservative Growth Strategy Index

EQ/Conservative Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 50%, the MSCI EAFE® Index at a weighting of 7%, the S&P MidCap 400® Index at a weighting of 7%, the S&P 500® Index at a weighting of 19%, the Russell 2000® Index at a weighting of 7% and the ICE BofAML 3- Month U.S. Treasury Bill Index at a weighting of 10%.

EQ/Conservative Strategy Index

EQ/Conservative Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 66%, the MSCI EAFE® Index at a weighting of 3%, the S&P MidCap 400® Index at a weighting of 3%, the S&P 500® Index at a weighting of 11%, the Russell 2000® Index at a weighting of 3% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 14%.

EQ/Ultra Conservative Strategy Index

EQ/Ultra Conservative Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 90%, the MSCI EAFE® Index at a weighting of 1.5%, the S&P MidCap 400® Index at a weighting of 1.5%, the S&P 500® Index at a weighting of 5.5%, and the Russell 2000® Index at a weighting of 1.5%.

1290 VT Moderate Growth Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 18%, the S&P MidCap 400® Index at a weighting of 5%, the S&P 500® Index at a weighting of 35%, and the Russell 2000® Index at a weighting of 2%.

EQ/AB Dynamic Aggressive Growth Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 20%, the MSCI EAFE® Index at a weighting of 24%, the S&P MidCap 400® Index at a weighting of 5%, the S&P 500® Index at a weighting of 46% and the Russell 2000® Index at a weighting of 5%.

EQ/AB Dynamic Growth Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting

NOTES ON PERFORMANCE (Unaudited)

of 30%, the MSCI EAFE® Index at a weighting of 21%, the S&P MidCap 400® Index at a weighting of 4%, the S&P 500® Index at a weighting of 41% and the Russell 2000® Index at a weighting of 4%.

EQ/AB Dynamic Moderate Growth Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 20%, the MSCI EAFE® Index at a weighting of 24%, the S&P MidCap 400® Index at a weighting of 5%, the S&P 500® Index at a weighting of 46% and the Russell 2000® Index at a weighting of 5%.

EQ/American Century Moderate Growth Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 18%, the S&P MidCap 400® Index at a weighting of 3%, the S&P 500® Index at a weighting of 36%, and the Russell 2000® Index at a weighting of 3%.

EQ/AXA Investment Managers Moderate Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index at a weighting of 45%, the MSCI EAFE® Index at a weighting of 13%, the S&P MidCap 400® Index at a weighting of 5%, the S&P 500® Index at a weighting of 33%, and the Russell 2000® Index at a weighting of 4%.

EQ/First Trust Moderate Growth Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 11.66%, the S&P MidCap 400® Index at a weighting of 11.67%, the S&P 500® Index at a weighting of 25%, and the Russell 2000® Index at a weighting of 11.67%.

EQ/Goldman Sachs Growth Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI World 100% Hedged to USD Index at a weighting of 70% and the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index at a weighting of 30%.

EQ/Goldman Sachs Moderate Growth Allocation Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI World 100% Hedged to USD Index at a weighting of 60% and the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index at a weighting of 40%.

EQ/Invesco Moderate Growth Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 24%, the S&P MidCap 400® Index at a weighting of 4%, the S&P 500® Index at a weighting of 28%, and the Russell 2000® Index at a weighting of 4%.

EQ/Invesco Moderate Allocation Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 50%, the MSCI EAFE® Index at a weighting of 20%, the S&P MidCap 400® Index at a weighting of 3.5%, the S&P 500® Index at a weighting of 23%, and the Russell 2000® Index at a weighting of 3.5%.

EQ/JPMorgan Growth Allocation Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI World 100% Hedged to USD Index at a weighting of 65% and the Bloomberg Barclays U.S. Intermediate Treasury Index at a weighting of 35%.

EQ/Legg Mason Growth Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index at a weighting of 35% and the MSCI EAFE® Index at a weighting of 65%.

EQ/Legg Mason Moderate Allocation Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Treasury Bond 3-7 Year Index Index at a weighting of 45%, the MSCI EAFE® Index at a weighting of 26.5%, the S&P MidCap 400® Index at a weighting of 7.5%, the S&P 500® Index at a weighting of 17% and the Russell 2000® Index at a weighting of 4%.

ALL ASSET GROWTH-ALT 20 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	19.14%	6.07%	6.96%
Portfolio – Class IB Shares	19.14	6.08	6.91
Portfolio – Class K Shares**	19.41	6.34	7.13
All Asset Growth - Alt 20 Index	17.74	6.14	7.34
S&P 500® Index	31.49	11.70	13.56
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.80	2.57	3.05

* Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012. ** Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 19.14% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the All Asset Growth - Alt 20 Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 17.74%, 31.49% and 6.80%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of global stocks, intermediate-term bonds and alternative investments. Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, the bulk of the Portfolio’s holdings produced attractive gains. The Portfolio’s return is largely driven by its relative allocation to the asset class performance detailed below.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in large U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities. Growth stocks continued their dominance over value stocks, largely because financial services companies in the value index were negatively impacted by low interest rates and the flattened yield curve.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts. The gains in these sectors were mainly in information technology and industrial stocks, while energy was a drag on performance for most of the year.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, as slowing manufacturing activity and declining business investment, evidence of the impact of trade tensions on economic growth, actually caused a sharp sell-off in August 2019. These macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

The Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Federal Reserve first placed interest-rate increases on the back burner and eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events. Its actions contributed to falling interest rates, while Middle East tensions spurred a flight to quality, boosting this sector’s returns. Its small allocation to high-yield bonds further contributed to the Portfolio’s gains, as these securities generally profited from the same positive trends as equities.

In the alternative markets, categories and strategies that provided positive returns included precious metals and real estate. A global long/short strategy, as well as a global macro strategy, lagged the broader markets.

ALL ASSET GROWTH-ALT 20 PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2019
Equity	58.0%
Fixed Income	21.9
Alternatives	12.5
Commodity	6.7
Repurchase Agreements	0.9

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2019
EQ/MFS International Growth Portfolio	7.0%
EQ/AB Small Cap Growth Portfolio	6.9
1290 VT GAMCO Small Company Value Portfolio	6.6
EQ/Global Bond PLUS Portfolio	6.2
EQ/T. Rowe Price Growth Stock Portfolio	5.4
EQ/Loomis Sayles Growth Portfolio	5.4
1290 VT GAMCO Mergers & Acquisitions Portfolio	4.6
EQ/BlackRock Basic Value Equity Portfolio	4.3
EQ/JPMorgan Value Opportunities Portfolio	4.2
EQ/Invesco Comstock Portfolio	4.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,054.10	$2.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.45	2.78
Class IB
Actual	1,000.00	1,053.90	2.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.45	2.78
Class K
Actual	1,000.00	1,055.20	1.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.71	1.51

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.55%, 0.55% and 0.30%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Commodity (6.8%)
Invesco DB Gold Fund	104,140	$4,713,376
Invesco DB Precious Metals Fund	57,250	2,381,886
Invesco DB Silver Fund‡	103,180	2,643,988
iShares Gold Trust*	910,100	13,196,450

Total Commodity		22,935,700

Equity (4.3%)
iShares China Large-Cap ETF (x)	39,905	1,741,055
iShares International Developed Property ETF	87,380	3,386,150
iShares MSCI EAFE Small-Cap ETF (x)	88,160	5,490,605
iShares U.S. Oil & Gas Exploration & Production ETF (x)	29,850	1,657,570
SPDR S&P Emerging Asia Pacific ETF (x)	5,490	567,568
SPDR S&P Emerging Markets SmallCap ETF (x)	36,395	1,676,354

Total Equity		14,519,302

Fixed Income (1.9%)
iShares JP Morgan USD Emerging Markets Bond ETF	57,480	6,584,909

Total Exchange Traded Funds (13.0%) (Cost $34,450,913)		44,039,911

INVESTMENT COMPANIES:
Alternatives (12.6%)
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	1,294,273	15,856,560
1290 VT Natural Resources Portfolio‡	1,725,200	13,234,946
1290 VT Real Estate Portfolio‡	1,172,927	13,628,573

Total Alternatives		42,720,079

Equity (54.0%)
1290 VT Equity Income Portfolio‡	1,323,445	5,887,450
1290 VT GAMCO Small Company Value Portfolio‡	373,762	22,340,052
1290 VT Low Volatility Global Equity Portfolio‡	614,059	7,852,625
EQ/AB Small Cap Growth Portfolio‡	1,289,508	23,549,188
EQ/BlackRock Basic Value Equity Portfolio‡	620,276	14,548,752
EQ/Emerging Markets Equity PLUS Portfolio‡	791,987	7,934,326
EQ/International Equity Index Portfolio‡	1,058,041	10,432,467
EQ/Invesco Comstock Portfolio‡	791,832	14,125,794
EQ/Janus Enterprise Portfolio‡	69,372	1,517,235
EQ/JPMorgan Value Opportunities Portfolio‡	775,049	14,469,169
EQ/Loomis Sayles Growth Portfolio‡	1,971,132	18,243,668
EQ/MFS International Growth Portfolio‡	2,904,896	23,900,022
EQ/T. Rowe Price Growth Stock Portfolio*‡	326,156	18,299,255

Total Equity		183,100,003

Fixed Income (20.2%)
1290 VT DoubleLine Opportunistic Bond Portfolio‡	677,917	6,868,243
1290 VT High Yield Bond Portfolio‡	1,038,045	9,957,723
EQ/Global Bond PLUS Portfolio‡	2,278,680	21,262,074
EQ/Intermediate Government Bond Portfolio‡	499,649	5,189,162
EQ/PIMCO Global Real Return Portfolio‡	1,282,398	12,734,153
EQ/PIMCO Ultra Short Bond Portfolio‡	628,734	6,190,482
Multimanager Core Bond Portfolio‡	606,912	6,049,022

Total Fixed Income		68,250,859

Total Investment Companies (86.8%) (Cost $247,553,351)		294,070,941

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.9%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,446,053, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,474,836. (xx)	$1,445,917	1,445,917
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $300,028, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $306,000. (xx)	300,000	300,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $200,031, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $204,001. (xx)	200,000	200,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	1,000,000	1,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $100,010, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $108,889. (xx)	$100,000	$100,000

Total Repurchase Agreements		3,045,917

Total Short-Term Investments (0.9%) (Cost $3,045,917)		3,045,917

Total Investments in Securities (100.7%) (Cost $285,050,181)		341,156,769
Other Assets Less Liabilities (-0.7%)		(2,326,365)

Net Assets (100%)		$338,830,404

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $6,408,591. This was collateralized by $3,504,068 of various U.S. Government Treasury Securities, ranging from 0.000% - 5.375%, maturing 1/16/20 - 5/15/48 and by cash of $3,045,917 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

The holdings in affiliated Investment Companies are all Class K shares except Invesco DB Gold Fund and Invesco DB Silver Fund.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS:
Commodity
Invesco DB Gold Fund**	104,140	5,212,954	—	(1,272,456)	105,660	667,218	4,713,376	89,625	—
Invesco DB Silver Fund	103,180	2,658,326	—	(317,517)	800	302,379	2,643,988	34,419	—
INVESTMENT COMPANIES:
Alternatives
1290 VT GAMCO Mergers & Acquisitions Portfolio	1,294,273	15,334,604	3,095,828	(2,960,708)	6,261	380,575	15,856,560	680,973	248,385
1290 VT Natural Resources Portfolio	1,725,200	11,753,277	1,799,945	(1,037,750)	825	718,649	13,234,946	657,258	—
1290 VT Real Estate Portfolio	1,172,927	12,919,809	1,358,430	(2,637,750)	102,499	1,885,585	13,628,573	684,231	31,511
Equity
1290 VT Equity Income Portfolio	1,323,445	5,076,827	280,618	(461,222)	190	991,037	5,887,450	142,165	75,036
1290 VT GAMCO Small Company Value Portfolio	373,762	18,544,490	2,880,240	(2,804,583)	3,171	3,716,734	22,340,052	179,222	563,204
1290 VT Low Volatility Global Equity Portfolio	614,059	6,103,212	1,324,272	(634,180)	8,701	1,050,620	7,852,625	213,890	23,184
EQ/AB Small Cap Growth Portfolio (a)	1,289,508	19,249,049	4,279,026	(3,262,236)	8,447	3,274,902	23,549,188	87,873	2,045,413
EQ/BlackRock Basic Value Equity Portfolio	620,276	12,592,000	1,102,708	(1,095,403)	49,476	1,899,971	14,548,752	297,391	654,702
EQ/Emerging Markets Equity PLUS Portfolio	791,987	8,101,967	833,197	(2,266,833)	12,089	1,253,906	7,934,326	138,072	—
EQ/International Equity Index Portfolio	1,058,041	9,483,602	418,780	(1,214,791)	523	1,744,353	10,432,467	299,874	—
EQ/Invesco Comstock Portfolio	791,832	12,353,177	1,031,227	(1,395,403)	95,543	2,041,250	14,125,794	308,567	572,045
EQ/Janus Enterprise Portfolio (b)	69,372	1,596,194	107,979	(615,306)	75,306	353,062	1,517,235	3,544	88,581
EQ/JPMorgan Value Opportunities Portfolio	775,049	11,697,326	2,285,877	(2,478,055)	45,067	2,918,954	14,469,169	195,829	181,507
EQ/Loomis Sayles Growth Portfolio (c)	1,971,132	15,635,394	1,452,118	(2,576,014)	282,205	3,449,965	18,243,668	45,811	973,984

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/MFS International Growth Portfolio	2,904,896	22,021,697	1,306,625	(4,102,541)	256,936	4,417,305	23,900,022	332,942	712,090
EQ/T. Rowe Price Growth Stock Portfolio*	326,156	15,687,032	834,564	(2,576,014)	563,521	3,790,152	18,299,255	—	402,241
Fixed Income
1290 VT DoubleLine Opportunistic Bond Portfolio	677,917	6,534,111	1,034,950	(1,018,875)	(1,327)	319,384	6,868,243	213,605	—
1290 VT High Yield Bond Portfolio	1,038,045	9,305,394	1,022,608	(1,057,139)	(7,005)	693,865	9,957,723	511,628	—
EQ/Global Bond PLUS Portfolio	2,278,680	19,798,146	4,188,402	(3,671,930)	(31,850)	979,306	21,262,074	223,441	135,076
EQ/Intermediate Government Bond Portfolio	499,649	5,594,304	906,913	(1,461,222)	(482)	149,649	5,189,162	93,497	—
EQ/PIMCO Global Real Return Portfolio	1,282,398	12,515,993	2,701,535	(3,095,403)	78,859	533,169	12,734,153	469,634	6,288
EQ/PIMCO Ultra Short Bond Portfolio	628,734	6,214,063	726,932	(768,875)	(22)	18,384	6,190,482	155,588	—
Multimanager Core Bond Portfolio	606,912	6,371,576	273,259	(868,876)	1,387	271,676	6,049,022	151,626	50,289

Total		272,354,524	35,246,033	(45,651,082)	1,656,780	37,822,050	301,428,305	6,210,705	6,763,536

**	Not affiliated at December 31, 2019.
(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA/Janus Enterprise Portfolio.
(c)	Formerly known as AXA/Loomis Sayles Growth Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$44,039,911	$—	$—	$44,039,911
Investment Companies
Investment Companies	—	294,070,941	—	294,070,941
Short-Term Investments
Repurchase Agreements	—	3,045,917	—	3,045,917

Total Assets	$44,039,911	$297,116,858	$—	$341,156,769

Total Liabilities	$—	$—	$—	$—

Total	$44,039,911	$297,116,858	$—	$341,156,769

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$37,044,812
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$46,364,748

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$60,132,951
Aggregate gross unrealized depreciation	(2,907,587)

Net unrealized appreciation	$57,225,364

Federal income tax cost of investments in securities and derivative instruments, if applicable	$283,931,405

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $250,300,064)	$296,714,929
Unaffiliated Issuers (Cost $31,704,200)	41,395,923
Repurchase Agreements (Cost $3,045,917)	3,045,917
Cash	1,558,346
Receivable for Portfolio shares sold	42,370
Securities lending income receivable	4,342
Other assets	1,377

Total assets	342,763,204

LIABILITIES
Payable for return of collateral on securities loaned	3,045,917
Payable for Portfolio shares redeemed	605,806
Distribution fees payable – Class IB	64,401
Administrative fees payable	34,993
Payable for securities purchased	33,380
Investment management fees payable	28,464
Distribution fees payable – Class IA	6,137
Trustees’ fees payable	1,137
Accrued expenses	112,565

Total liabilities	3,932,800

NET ASSETS	$338,830,404

Net assets were comprised of:
Paid in capital	$275,384,646
Total distributable earnings (loss)	63,445,758

Net assets	$338,830,404

Class IA
Net asset value, offering and redemption price per share, $28,759,231 / 1,378,948 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.86

Class IB
Net asset value, offering and redemption price per share, $307,078,223 / 14,681,237 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.92

Class K
Net asset value, offering and redemption price per share, $2,992,950 / 143,832 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.81

(x)	Includes value of securities on loan of $6,408,591.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($6,210,705 of dividend income received from affiliates)	$7,092,815
Interest	21,001
Securities lending (net)	74,880

Total income	7,188,696

EXPENSES
Distribution fees – Class IB	741,032
Administrative fees	404,189
Investment management fees	328,136
Custodian fees	146,000
Distribution fees – Class IA	72,172
Printing and mailing expenses	43,455
Professional fees	35,996
Trustees’ fees	10,563
Miscellaneous	4,430

Total expenses	1,785,973

NET INVESTMENT INCOME (LOSS)	5,402,723

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($1,656,780 of realized gain (loss) from affiliates)	1,732,900
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	6,763,536

Net realized gain (loss)	8,496,436

Net change in unrealized appreciation (depreciation) on investments in securities ($37,822,050 of change in unrealized appreciation (depreciation) from affiliates)	42,679,704

NET REALIZED AND UNREALIZED GAIN (LOSS)	51,176,140

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$56,578,863

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,402,723	$4,165,760
Net realized gain (loss)	8,496,436	17,130,626
Net change in unrealized appreciation (depreciation)	42,679,704	(46,062,308)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	56,578,863	(24,765,922)

Distributions to shareholders:
Class IA	(1,574,759)	(1,567,610)
Class IB	(16,367,001)	(15,500,210)
Class K	(172,906)	(123,453)

Total distributions to shareholders	(18,114,666)	(17,191,273)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 27,911 and 66,305 shares, respectively ]	567,058	1,399,275
Capital shares issued in reinvestment of dividends and distributions [ 76,625 and 80,731 shares, respectively ]	1,574,759	1,567,610
Capital shares repurchased [ (213,353) and (148,869) shares, respectively ]	(4,361,711)	(3,138,095)

Total Class IA transactions	(2,219,894)	(171,210)

Class IB
Capital shares sold [ 706,303 and 953,146 shares, respectively ]	14,445,263	19,973,586
Capital shares issued in reinvestment of dividends and distributions [ 794,106 and 796,444 shares, respectively ]	16,367,001	15,500,210
Capital shares repurchased [ (1,586,382) and (1,746,577) shares, respectively ]	(32,455,240)	(36,791,268)

Total Class IB transactions	(1,642,976)	(1,317,472)

Class K
Capital shares sold [ 78,940 and 20,771 shares, respectively ]	1,601,059	441,755
Capital shares issued in reinvestment of dividends and distributions [ 8,423 and 6,379 shares, respectively ]	172,906	123,453
Capital shares repurchased [ (55,022) and (38,350) shares, respectively ]	(1,124,249)	(803,471)

Total Class K transactions	649,716	(238,263)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(3,213,154)	(1,726,945)

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,251,043	(43,684,140)
NET ASSETS:
Beginning of year	303,579,361	347,263,501

End of year	$338,830,404	$303,579,361

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019		2018		2017		2016	2015
Net asset value, beginning of year	$18.50		$21.16		$18.90		$17.84	$19.30

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.33		0.26		0.21		0.23	0.14
Net realized and unrealized gain (loss)	3.18		(1.82)		2.79		1.48	(0.90)

Total from investment operations	3.51		(1.56)		3.00		1.71	(0.76)

Less distributions:
Dividends from net investment income	(0.35)		(0.38)		(0.31)		(0.25)	(0.16)
Distributions from net realized gains	(0.80)		(0.72)		(0.43)		(0.40)	(0.54)

Total dividends and distributions	(1.15)		(1.10)		(0.74)		(0.65)	(0.70)

Net asset value, end of year	$20.86		$18.50		$21.16		$18.90	$17.84

Total return	19.14%		(7.60)%		15.91%		9.55%	(3.94)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$28,759		$27,529		$31,514		$18,358	$14,722
Ratio of expenses to average net assets:
After waivers (f)	0.55	%(j)	0.56	%(k)	0.59	%(m)	0.58%	0.57%
Before waivers (f)	0.55%		0.56%		0.63%		0.59%	0.57%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.62%		1.23%		1.01%		1.26%	0.71%
Before waivers (f)(x)	1.62%		1.23%		0.98%		1.25%	0.71%
Portfolio turnover rate^	11%		12%		15%		11%	14%

	Year Ended December 31,
Class IB	2019		2018		2017		2016	2015
Net asset value, beginning of year	$18.55		$21.21		$18.95		$17.88	$19.34

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.34		0.26		0.18		0.21	0.12
Net realized and unrealized gain (loss)	3.18		(1.82)		2.82		1.51	(0.88)

Total from investment operations	3.52		(1.56)		3.00		1.72	(0.76)

Less distributions:
Dividends from net investment income	(0.35)		(0.38)		(0.31)		(0.25)	(0.16)
Distributions from net realized gains	(0.80)		(0.72)		(0.43)		(0.40)	(0.54)

Total dividends and distributions	(1.15)		(1.10)		(0.74)		(0.65)	(0.70)

Net asset value, end of year	$20.92		$18.55		$21.21		$18.95	$17.88

Total return	19.14%		(7.58)%		15.87%		9.59%	(3.93)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$307,078		$273,992		$313,159		$253,966	$247,650
Ratio of expenses to average net assets:
After waivers (f)	0.55	%(j)	0.56	%(k)	0.59	%(m)	0.58%	0.57%
Before waivers (f)	0.55%		0.56%		0.62%		0.59%	0.57%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.65%		1.24%		0.90%		1.11%	0.62%
Before waivers (f)(x)	1.65%		1.24%		0.86%		1.10%	0.62%
Portfolio turnover rate^	11%		12%		15%		11%	14%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019		2018		2017		2016	2015
Net asset value, beginning of year	$18.46		$21.12		$18.86		$17.80	$19.26

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.39		0.30		0.24		0.27	0.20
Net realized and unrealized gain (loss)	3.16		(1.81)		2.81		1.48	(0.92)

Total from investment operations	3.55		(1.51)		3.05		1.75	(0.72)

Less distributions:
Dividends from net investment income	(0.40)		(0.43)		(0.36)		(0.29)	(0.20)
Distributions from net realized gains	(0.80)		(0.72)		(0.43)		(0.40)	(0.54)

Total dividends and distributions	(1.20)		(1.15)		(0.79)		(0.69)	(0.74)

Net asset value, end of year	$20.81		$18.46		$21.12		$18.86	$17.80

Total return	19.41%		(7.36)%		16.22%		9.84%	(3.72)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,993		$2,058		$2,591		$1,470	$1,191
Ratio of expenses to average net assets:
After waivers (f)	0.30	%(j)	0.31	%(k)	0.34	%(m)	0.33%	0.32%
Before waivers (f)	0.30%		0.31%		0.37%		0.34%	0.32%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.90%		1.42%		1.20%		1.45%	1.06%
Before waivers (f)(x)	1.90%		1.42%		1.17%		1.44%	1.06%
Portfolio turnover rate^	11%		12%		15%		11%	14%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.26% for Class IA, 1.26% for Class IB and 1.01% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.28% for Class IA, 1.28% for Class IB and 1.03% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.31% for Class IA, 1.31% for Class IB and 1.06% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	6.03%	1.78%	1.86%
EQ/Ultra Conservative Strategy Index	7.44	2.84	2.91
S&P 500® Index	31.49	11.70	15.71
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	1.99	1.66

* Date of inception 9/28/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.03% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/Ultra Conservative Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 7.44%, 31.49% and 5.20%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in U.S. stocks, international stocks and intermediate-term bonds. The underlying equity portfolios may tactically manage equity exposure when market volatility is increasing above specific thresholds. When the underlying equity portfolios are fully invested, their allocations tend to track (minus a margin for fees and expenses) the performance of their corresponding indexes.

Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, the bulk of the Portfolio’s holdings produced attractive gains.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below; the EQ/Ultra Conservative Strategy Portfolio targets an allocation in of 10% in U.S. equities in various capitalization ranges and 90% in investment grade and high-yield bonds.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in large U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, after slowing manufacturing activity and declining business investment, evidence of the impact of trade tensions on economic growth, had actually caused a sharp sell-off in August 2019. These macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Federal Reserve first placed interest-rate increases on the back burner early in the year and then eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events. Its actions contributed to falling interest rates, while Middle East tensions spurred a flight to quality, boosting this sector’s returns.

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Fixed Income	89.1%
Equity	10.9

Top Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
EQ/Intermediate Government Bond Portfolio	89.1%
EQ/500 Managed Volatility Portfolio	6.1
EQ/2000 Managed Volatility Portfolio	2.4
EQ/International Managed Volatility Portfolio	1.7
EQ/400 Managed Volatility Portfolio	0.7

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,015.10	$2.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.62	2.61

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.51%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (11.0%)
EQ/2000 Managed Volatility Portfolio‡	552,698	$11,486,565
EQ/400 Managed Volatility Portfolio‡	139,985	3,077,515
EQ/500 Managed Volatility Portfolio‡	1,041,209	28,608,810
EQ/International Managed Volatility Portfolio‡	595,025	8,183,403

Total Equity		51,356,293

Fixed Income (89.0%)
EQ/Intermediate Government Bond Portfolio‡	40,284,777	418,382,208

Total Investments in Securities (100.0%) (Cost $448,503,052)		469,738,501
Other Assets Less Liabilities (0.0%)		232,176

Net Assets (100%)		$469,970,677

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio (a)	1,041,209	64,583,107	42,516,871	(91,249,593)	4,040,788	8,717,637	28,608,810	499,981	524,891
EQ/400 Managed Volatility Portfolio (b)	139,985	5,168,887	3,328,134	(6,486,193)	136,349	930,338	3,077,515	36,118	78,820
EQ/2000 Managed Volatility Portfolio (c)	552,698	19,424,034	12,759,360	(24,584,497)	716,746	3,170,922	11,486,565	128,876	461,321
EQ/International Managed Volatility Portfolio (d)	595,025	15,856,459	10,264,881	(20,503,580)	669,438	1,896,205	8,183,403	206,172	19,116
Fixed Income
EQ/Intermediate Government Bond Portfolio	40,284,777	976,115,657	599,317,667	(1,170,164,771)	2,322,736	10,790,919	418,382,208	7,842,104	—

Total		1,081,148,144	668,186,913	(1,312,988,634)	7,886,057	25,506,021	469,738,501	8,713,251	1,084,148

(a)	Formerly known as AXA 500 Managed Volatility Portfolio.
(b)	Formerly known as AXA 400 Managed Volatility Portfolio.
(c)	Formerly known as AXA 2000 Managed Volatility Portfolio.
(d)	Formerly known as AXA International Managed Volatility Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$469,738,501	$—	$469,738,501

Total Assets	$—	$469,738,501	$—	$469,738,501

Total Liabilities	$—	$—	$—	$—

Total	$—	$469,738,501	$—	$469,738,501

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$668,186,913
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,312,988,634

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$20,798,110
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$20,798,110

Federal income tax cost of investments in securities and derivative instruments, if applicable	$448,940,391

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $448,503,052)	$469,738,501
Receivable for Portfolio shares sold	362,437
Receivable for securities sold	294,130
Other assets	4,269

Total assets	470,399,337

LIABILITIES
Overdraft payable	210,635
Distribution fees payable – Class IB	102,798
Administrative fees payable	39,412
Payable for Portfolio shares redeemed	12,251
Accrued expenses	63,564

Total liabilities	428,660

NET ASSETS	$469,970,677

Net assets were comprised of:
Paid in capital	$447,533,804
Total distributable earnings (loss)	22,436,873

Net assets	$469,970,677

Class IB
Net asset value, offering and redemption price per share, $469,970,677 / 47,167,618 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.96

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$8,713,251
Interest	79,280

Total income	8,792,531

EXPENSES
Distribution fees – Class IB	1,557,347
Administrative fees	768,062
Investment management fees	622,934
Custodian fees	223,000
Printing and mailing expenses	50,859
Professional fees	49,200
Trustees’ fees	18,592
Miscellaneous	8,795

Gross expenses	3,298,789
Less: Waiver from investment manager	(117,248)

Net expenses	3,181,541

NET INVESTMENT INCOME (LOSS)	5,610,990

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	7,886,057
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	1,084,148

Net realized gain (loss)	8,970,205

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	25,506,021

NET REALIZED AND UNREALIZED GAIN (LOSS)	34,476,226

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$40,087,216

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,610,990	$7,334,007
Net realized gain (loss)	8,970,205	1,853,424
Net change in unrealized appreciation (depreciation)	25,506,021	(4,450,886)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	40,087,216	4,736,545

Distributions to shareholders:
Class IB	(14,067,971)	(8,475,901)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 65,951,145 and 107,365,334 shares, respectively ]	653,903,078	1,040,638,533
Capital shares issued in reinvestment of dividends and distributions [ 1,412,096 and 880,924 shares, respectively ]	14,067,971	8,475,901
Capital shares repurchased [ (132,406,976) and (9,915,747) shares, respectively ]	(1,308,812,214)	(97,053,478)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(640,841,165)	952,060,956

TOTAL INCREASE (DECREASE) IN NET ASSETS	(614,821,920)	948,321,600
NET ASSETS:
Beginning of year	1,084,792,597	136,470,997

End of year	$469,970,677	$1,084,792,597

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.67		$9.83		$9.77		$10.23		$10.31

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.09		0.26		0.05		0.02		0.12
Net realized and unrealized gain (loss)	0.49		(0.29)		0.15		0.13		(0.12)

Total from investment operations	0.58		(0.03)		0.20		0.15		—	#

Less distributions:
Dividends from net investment income	(0.12)		(0.11)		(0.07)		(0.04)		(0.06)
Distributions from net realized gains	(0.17)		(0.02)		(0.07)		(0.57)		(0.02)

Total dividends and distributions	(0.29)		(0.13)		(0.14)		(0.61)		(0.08)

Net asset value, end of year	$9.96		$9.67		$9.83		$9.77		$10.23

Total return	6.03%		(0.36)%		1.97%		1.39%		(0.02)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$469,971		$1,084,793		$136,471		$244,461		$51,200
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.51	%(j)	0.52	%(j)	0.49	%(j)	0.48	%(j)	0.48	%(j)
Before waivers and reimbursements (f)	0.53%		0.53%		0.57%		0.56%		1.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.90%		2.65%		0.48%		0.20%		1.14%
Before waivers and reimbursements (f)(x)	0.88%		2.64%		0.40%		0.12%		0.62%
Portfolio turnover rate^	107%		28%		66%		452%		208%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	8.97%	2.84%	3.35%
EQ/Conservative Strategy Index	9.26	3.55	4.16
S&P 500® Index	31.49	11.70	13.56
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	1.99	2.38

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.97% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/Conservative Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 9.26%, 31.49% and 5.20%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in U.S. stocks, international stocks and intermediate-term bonds. The underlying equity portfolios may tactically manage equity exposure when market volatility is increasing above specific thresholds. When the underlying equity portfolios are fully invested, their allocations tend to track (minus a margin for fees and expenses) the performance of their corresponding indexes.

Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, the bulk of the Portfolio’s holdings produced attractive gains.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below; the EQ/Conservative Strategy Portfolio targets an allocation in of 20% in U.S. equities in various capitalization ranges and 80% in investment grade and high-yield bonds.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in large U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities. Growth continued its dominance over value, largely because of the strength of information technology stocks in the growth indexes, and late-year weakness in energy in their value counterparts.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts. The gains in these sectors were mainly in information technology and industrial stocks, while energy was a drag on performance for most of the year.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, after slowing manufacturing activity and declining business investment, evidence of the impact of trade tensions on economic growth, had actually caused a sharp sell-off in August 2019. These macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Federal Reserve first placed interest-rate increases on the back burner early in the year and then eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events. Its actions contributed to falling interest rates, while Middle East tensions spurred a flight to quality, boosting this sector’s returns.

How did derivatives contribute/detract from performance during the year?

•	The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded

EQ/CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Fixed Income	78.8%
Equity	21.2

Top Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
EQ/Intermediate Government Bond Portfolio	35.5%
EQ/Core Bond Index Portfolio	33.2
EQ/500 Managed Volatility Portfolio	12.7
EQ/AB Short Duration Government Bond Portfolio	10.1
EQ/2000 Managed Volatility Portfolio	4.8
EQ/International Managed Volatility Portfolio	3.3
EQ/400 Managed Volatility Portfolio	0.4

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,026.00	$2.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.76	2.48

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.49%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (21.2%)
EQ/2000 Managed Volatility Portfolio‡	1,735,963	$36,078,045
EQ/400 Managed Volatility Portfolio‡	138,995	3,055,755
EQ/500 Managed Volatility Portfolio‡	3,530,881	97,016,348
EQ/International Managed Volatility Portfolio‡	1,845,080	25,375,467

Total Equity		161,525,615

Fixed Income (78.9%)
EQ/AB Short Duration Government Bond Portfolio‡	7,723,078	76,686,703
EQ/Core Bond Index Portfolio‡	25,093,981	252,938,162
EQ/Intermediate Government Bond Portfolio‡	26,093,180	270,993,740

Total Fixed Income		600,618,605

Total Investments in Securities (100.1%) (Cost $696,563,507)		762,144,220
Other Assets Less Liabilities (-0.1%)		(526,228)

Net Assets (100%)		$761,617,992

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio (a)	3,530,881	77,524,465	23,033,097	(24,387,173)	1,041,419	19,804,540	97,016,348	1,607,926	1,677,853
EQ/400 Managed Volatility Portfolio (b)	138,995	2,211,841	1,456,600	(1,061,123)	50,389	398,048	3,055,755	35,020	76,424
EQ/2000 Managed Volatility Portfolio (c)	1,735,963	29,982,241	9,033,643	(8,483,825)	156,589	5,389,397	36,078,045	392,153	1,403,744
EQ/International Managed Volatility Portfolio (d)	1,845,080	20,223,764	5,768,543	(4,522,702)	32,483	3,873,379	25,375,467	618,598	57,355
Fixed Income
EQ/AB Short Duration Government Bond Portfolio (e)	7,723,078	69,054,864	18,590,418	(11,483,480)	(854)	525,755	76,686,703	1,533,109	—
EQ/Core Bond Index Portfolio	25,093,981	225,965,530	52,909,780	(35,912,649)	(113,616)	10,089,117	252,938,162	5,395,144	—
EQ/Intermediate Government Bond Portfolio	26,093,180	245,834,579	58,618,065	(40,012,114)	(59,061)	6,612,271	270,993,740	4,878,572	—

Total		670,797,284	169,410,146	(125,863,066)	1,107,349	46,692,507	762,144,220	14,460,522	3,215,376

(a)	Formerly known as AXA 500 Managed Volatility Portfolio.
(b)	Formerly known as AXA 400 Managed Volatility Portfolio.
(c)	Formerly known as AXA 2000 Managed Volatility Portfolio.
(d)	Formerly known as AXA International Managed Volatility Portfolio.
(e)	Formerly known as AXA/AB Short Duration Government Bond Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$762,144,220	$—	$762,144,220

Total Assets	$—	$762,144,220	$—	$762,144,220

Total Liabilities	$—	$—	$—	$—

Total	$—	$762,144,220	$—	$762,144,220

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$169,410,146
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$125,863,066

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$65,545,550
Aggregate gross unrealized depreciation	(161,295)

Net unrealized appreciation	$65,384,255

Federal income tax cost of investments in securities and derivative instruments, if applicable	$696,759,965

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $696,563,507)	$762,144,220
Cash	518,359
Receivable for Portfolio shares sold	206,643
Other assets	3,013

Total assets	762,872,235

LIABILITIES
Payable for Portfolio shares redeemed	814,134
Distribution fees payable – Class IB	161,666
Payable for securities purchased	82,911
Administrative fees payable	79,501
Investment management fees payable	61,835
Trustees’ fees payable	54
Accrued expenses	54,142

Total liabilities	1,254,243

NET ASSETS	$761,617,992

Net assets were comprised of:
Paid in capital	$692,723,544
Total distributable earnings (loss)	68,894,448

Net assets	$761,617,992

Class IB
Net asset value, offering and redemption price per share, $761,617,992 / 61,635,721 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.36

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$14,460,522
Interest	14,662

Total income	14,475,184

EXPENSES
Distribution fees – Class IB	1,841,141
Administrative fees	907,003
Investment management fees	736,451
Printing and mailing expenses	61,911
Custodian fees	57,500
Professional fees	52,947
Trustees’ fees	23,298
Miscellaneous	15,034

Gross expenses	3,695,285
Less: Waiver from investment manager	(124,065)

Net expenses	3,571,220

NET INVESTMENT INCOME (LOSS)	10,903,964

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	1,107,349
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	3,215,376

Net realized gain (loss)	4,322,725

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	46,692,507

NET REALIZED AND UNREALIZED GAIN (LOSS)	51,015,232

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$61,919,196

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,903,964	$8,238,851
Net realized gain (loss)	4,322,725	14,707,319
Net change in unrealized appreciation (depreciation)	46,692,507	(32,957,355)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	61,919,196	(10,011,185)

Distributions to shareholders:
Class IB	(15,704,140)	(24,183,508)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 17,785,224 and 10,543,630 shares, respectively ]	215,869,536	126,881,037
Capital shares issued in reinvestment of dividends and distributions [ 1,273,280 and 2,076,814 shares, respectively ]	15,704,140	24,183,508
Capital shares repurchased [ (15,376,666) and (21,574,176) shares, respectively ]	(187,297,508)	(259,897,843)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	44,276,168	(108,833,298)

TOTAL INCREASE (DECREASE) IN NET ASSETS	90,491,224	(143,027,991)
NET ASSETS:
Beginning of year	671,126,768	814,154,759

End of year	$761,617,992	$671,126,768

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019		2018		2017		2016		2015
Net asset value, beginning of year	$11.58		$12.17		$11.92		$11.72		$11.85

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.18		0.13		0.10		0.09		0.08
Net realized and unrealized gain (loss)	0.86		(0.30)		0.41		0.24		(0.09)

Total from investment operations	1.04		(0.17)		0.51		0.33		(0.01)

Less distributions:
Dividends from net investment income	(0.19)		(0.15)		(0.13)		(0.10)		(0.10)
Distributions from net realized gains	(0.07)		(0.27)		(0.13)		(0.03)		(0.02)

Total dividends and distributions	(0.26)		(0.42)		(0.26)		(0.13)		(0.12)

Net asset value, end of year	$12.36		$11.58		$12.17		$11.92		$11.72

Total return	8.97%		(1.41)%		4.31%		2.79%		(0.15)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$761,618		$671,127		$814,155		$910,732		$819,735
Ratio of expenses to average net assets:
After waivers (f)	0.48	%(k)	0.48	%(k)	0.46	%(k)	0.45	%(k)	0.45	%(k)
Before waivers (f)	0.50%		0.51%		0.52%		0.52%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.48%		1.10%		0.82%		0.78%		0.65%
Before waivers (f)(x)	1.46%		1.06%		0.77%		0.72%		0.58%
Portfolio turnover rate^	17%		10%		9%		14%		8%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	13.40%	4.35%	5.06%
EQ/Conservative Growth Strategy Index	13.76	5.12	6.12
S&P 500® Index	31.49	11.70	13.56
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	1.99	2.38

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.40% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/Conservative Growth Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 13.76%, 31.49% and 5.20%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in U.S. stocks, international stocks and intermediate-term bonds. The underlying equity portfolios may tactically manage equity exposure when market volatility is increasing above specific thresholds. When the underlying equity portfolios are fully invested, their allocations tend to track (minus a margin for fees and expenses) the performance of their corresponding indexes.

Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, the bulk of the Portfolio’s holdings produced attractive gains.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below; the EQ/Conservative Growth Strategy Portfolio targets an allocation in of 40% in U.S. equities in various capitalization ranges and 60% in investment grade and high-yield bonds.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in large U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities. Growth continued its dominance over value, largely because of the strength of information technology stocks in the growth indexes, and late-year weakness in energy in their value counterparts.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, after slowing manufacturing activity and declining business investment, evidence of the impact of trade tensions on economic growth, had actually caused a sharp sell-off in August 2019. These macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Federal Reserve first placed interest-rate increases on the back burner early in the year and then eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events. Its actions contributed to falling interest rates, while Middle East tensions spurred a flight to quality, boosting this sector’s returns.

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Fixed Income	58.4%
Equity	41.6

Top Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
EQ/Intermediate Government Bond Portfolio	26.5%
EQ/Core Bond Index Portfolio	24.5
EQ/500 Managed Volatility Portfolio	24.5
EQ/2000 Managed Volatility Portfolio	9.8
EQ/AB Short Duration Government Bond Portfolio	7.4
EQ/International Managed Volatility Portfolio	6.5
EQ/400 Managed Volatility Portfolio	0.8
UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,041.80	$2.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.64	2.59

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.51%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (41.6%)
EQ/2000 Managed Volatility Portfolio‡	7,368,869	$153,145,236
EQ/400 Managed Volatility Portfolio‡	585,448	12,870,892
EQ/500 Managed Volatility Portfolio‡	13,882,659	381,447,299
EQ/International Managed Volatility Portfolio‡	7,361,855	101,247,896

Total Equity		648,711,323

Fixed Income (58.4%)
EQ/AB Short Duration Government Bond Portfolio‡	11,566,728	114,852,421
EQ/Core Bond Index Portfolio‡	37,922,136	382,241,276
EQ/Intermediate Government Bond Portfolio‡	39,736,443	412,687,422

Total Fixed Income		909,781,119

Total Investments in Securities (100.0%) (Cost $1,309,597,993)		1,558,492,442
Other Assets Less Liabilities (0.0%)		28,860

Net Assets (100%)		$1,558,521,302

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio (a)	13,882,659	321,633,903	53,147,490	(77,169,106)	10,331,977	73,503,035	381,447,299	6,282,847	6,558,259
EQ/400 Managed Volatility Portfolio (b)	585,448	7,732,776	5,320,299	(1,886,564)	111,862	1,592,519	12,870,892	146,479	319,663
EQ/2000 Managed Volatility Portfolio (c)	7,368,869	124,904,627	32,547,963	(27,522,899)	200,734	23,014,811	153,145,236	1,661,053	5,945,868
EQ/International Managed Volatility Portfolio (d)	7,361,855	87,133,346	13,178,086	(14,966,023)	159,826	15,742,661	101,247,896	2,461,391	228,216
Fixed Income
EQ/AB Short Duration Government Bond Portfolio (e)	11,566,728	86,235,399	40,147,215	(12,308,214)	20,598	757,423	114,852,421	2,284,773	—
EQ/Core Bond Index Portfolio	37,922,136	355,825,198	53,643,617	(42,717,572)	(135,273)	15,625,306	382,241,276	8,109,430	—
EQ/Intermediate Government Bond Portfolio	39,736,443	391,608,220	58,289,406	(47,555,983)	(50,190)	10,395,969	412,687,422	7,390,457	—

Total		1,375,073,469	256,274,076	(224,126,361)	10,639,534	140,631,724	1,558,492,442	28,336,430	13,052,006

(a)	Formerly known as AXA 500 Managed Volatility Portfolio.
(b)	Formerly known as AXA 400 Managed Volatility Portfolio.
(c)	Formerly known as AXA 2000 Managed Volatility Portfolio.
(d)	Formerly known as AXA International Managed Volatility Portfolio.
(e)	Formerly known as AXA/AB Short Duration Government Bond Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,558,492,442	$—	$1,558,492,442

Total Assets	$—	$1,558,492,442	$—	$1,558,492,442

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,558,492,442	$—	$1,558,492,442

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$256,274,076
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$224,126,361

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$248,779,871
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$248,779,871

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,309,712,571

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $1,309,597,993)	$1,558,492,442
Cash	1,188,386
Receivable for Portfolio shares sold	299,552
Other assets	6,316

Total assets	1,559,986,696

LIABILITIES
Payable for securities purchased	377,319
Payable for Portfolio shares redeemed	343,645
Distribution fees payable – Class IB	329,113
Investment management fees payable	199,011
Administrative fees payable	161,844
Accrued expenses	54,462

Total liabilities	1,465,394

NET ASSETS	$1,558,521,302

Net assets were comprised of:
Paid in capital	$1,294,918,535
Total distributable earnings (loss)	263,602,767

Net assets	$1,558,521,302

Class IB
Net asset value, offering and redemption price per share, $1,558,521,302 / 105,083,536 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.83

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$28,336,430
Interest	17,098

Total income	28,353,528

EXPENSES
Distribution fees – Class IB	3,761,959
Administrative fees	1,853,397
Investment management fees	1,504,773
Recoupment fees	197,067
Printing and mailing expenses	107,427
Professional fees	71,768
Custodian fees	66,500
Trustees’ fees	48,066
Miscellaneous	30,862

Total expenses	7,641,819

NET INVESTMENT INCOME (LOSS)	20,711,709

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	10,639,534
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	13,052,006

Net realized gain (loss)	23,691,540

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	140,631,724

NET REALIZED AND UNREALIZED GAIN (LOSS)	164,323,264

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$185,034,973

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$20,711,709	$16,371,956
Net realized gain (loss)	23,691,540	33,120,576
Net change in unrealized appreciation (depreciation)	140,631,724	(97,348,766)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	185,034,973	(47,856,234)

Distributions to shareholders:
Class IB	(43,126,373)	(49,419,978)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 14,459,283 and 7,339,690 shares, respectively ]	207,046,941	105,154,730
Capital shares issued in reinvestment of dividends and distributions [ 2,922,469 and 3,613,380 shares, respectively ]	43,126,373	49,419,978
Capital shares repurchased [ (14,525,670) and (20,028,812) shares, respectively ]	(208,813,387)	(284,429,104)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	41,359,927	(129,854,396)

TOTAL INCREASE (DECREASE) IN NET ASSETS	183,268,527	(227,130,608)
NET ASSETS:
Beginning of year	1,375,252,775	1,602,383,383

End of year	$1,558,521,302	$1,375,252,775

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019		2018		2017		2016		2015
Net asset value, beginning of year	$13.45		$14.40		$13.63		$13.15		$13.43

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.20		0.15		0.13		0.11		0.08
Net realized and unrealized gain (loss)	1.60		(0.62)		0.95		0.55		(0.14)

Total from investment operations	1.80		(0.47)		1.08		0.66		(0.06)

Less distributions:
Dividends from net investment income	(0.22)		(0.18)		(0.17)		(0.12)		(0.13)
Distributions from net realized gains	(0.20)		(0.30)		(0.14)		(0.06)		(0.09)

Total dividends and distributions	(0.42)		(0.48)		(0.31)		(0.18)		(0.22)

Net asset value, end of year	$14.83		$13.45		$14.40		$13.63		$13.15

Total return	13.40%		(3.29)%		7.97%		5.02%		(0.48)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,558,521		$1,375,253		$1,602,383		$1,530,025		$1,387,077
Ratio of expenses to average net assets:
After waivers (f)	0.51	%(j)	0.50	%(j)	0.49	%(j)	0.48	%(j)	0.48	%(j)
Before waivers (f)	0.51%		0.50%		0.51%		0.52%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.38%		1.06%		0.89%		0.83%		0.57%
Before waivers (f)(x)	1.38%		1.06%		0.87%		0.79%		0.53%
Portfolio turnover rate^	15%		10%		8%		12%		5%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/BALANCED STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	15.65%	5.09%	5.95%
Portfolio – Class IB Shares	15.70	5.11	5.91
EQ/Balanced Strategy Index	16.22	6.00	7.17
S&P 500® Index	31.49	11.70	13.56
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	1.99	2.38

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 15.70% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/Balanced Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 16.22%, 31.49% and 5.20%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in U.S. stocks, international stocks and intermediate-term bonds. The underlying equity portfolios may tactically manage equity exposure when market volatility is increasing above specific thresholds. When the underlying equity portfolios are fully invested, their allocations tend to track (minus a margin for fees and expenses) the performance of their corresponding indexes.

Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, the bulk of the Portfolio’s holdings produced attractive gains.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below; the EQ/Balanced Strategy Portfolio targets an allocation in of 50% in U.S. equities in various capitalization ranges and 50% in investment grade and high-yield bonds.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in large U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities. Growth continued its dominance over value, largely because of the strength of information technology stocks in the growth indexes, and late-year weakness in energy in their value counterparts.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, after slowing manufacturing activity and declining business investment, evidence of the impact of trade tensions on economic growth, had actually caused a sharp sell-off in August 2019. These macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Federal Reserve first placed interest-rate increases on the back burner early in the year and then eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events. Its actions contributed to falling interest rates, while Middle East tensions spurred a flight to quality, boosting this sector’s returns.

EQ/BALANCED STRATEGY PORTFOLIO (Unaudited)

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Equity	51.8%
Fixed Income	48.2

Top Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
EQ/500 Managed Volatility Portfolio	30.6%
EQ/Intermediate Government Bond Portfolio	21.9
EQ/Core Bond Index Portfolio	20.3
EQ/2000 Managed Volatility Portfolio	12.1
EQ/International Managed Volatility Portfolio	8.1
EQ/AB Short Duration Government Bond Portfolio	6.0
EQ/400 Managed Volatility Portfolio	1.0

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,050.30	$2.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.75	2.49
Class IB
Actual	1,000.00	1,050.90	2.52
Hypothetical (5% average annual return before expenses) ..	1,000.00	1,022.75	2.48

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.49% and 0.49%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (51.8%)
EQ/2000 Managed Volatility Portfolio‡	21,047,708	$437,428,864
EQ/400 Managed Volatility Portfolio‡	1,664,632	36,596,379
EQ/500 Managed Volatility Portfolio‡	40,218,304	1,105,059,476
EQ/International Managed Volatility Portfolio‡	21,212,593	291,737,664

Total Equity		1,870,822,383

Fixed Income (48.2%)
EQ/AB Short Duration Government Bond Portfolio‡	22,105,123	219,493,957
EQ/Core Bond Index Portfolio‡	72,779,801	733,593,806
EQ/Intermediate Government Bond Portfolio‡	76,154,388	790,910,199

Total Fixed Income		1,743,997,962

Total Investments in Securities (100.0%) (Cost $2,935,931,461)		3,614,820,345
Other Assets Less Liabilities (0.0%)		117,137

Net Assets (100%)		$3,614,937,482

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio (a)	40,218,304	945,084,472	111,319,548	(195,640,325)	33,949,548	210,346,233	1,105,059,476	18,155,741	18,952,124
EQ/400 Managed Volatility Portfolio (b)	1,664,632	24,280,019	12,722,436	(5,548,672)	(15,606)	5,158,202	36,596,379	416,249	908,384
EQ/2000 Managed Volatility Portfolio (c)	21,047,708	367,651,073	80,377,931	(78,742,418)	(93,097)	68,235,375	437,428,864	4,742,124	16,974,804
EQ/International Managed Volatility Portfolio (d)	21,212,593	254,482,563	24,728,411	(33,351,502)	88,506	45,789,686	291,737,664	7,089,182	657,299
Fixed Income
EQ/AB Short Duration Government Bond Portfolio (e)	22,105,123	182,902,744	58,523,442	(23,458,534)	65,866	1,460,439	219,493,957	4,358,230	—
EQ/Core Bond Index Portfolio	72,779,801	689,388,092	99,459,759	(85,325,969)	(253,850)	30,325,774	733,593,806	15,536,123	—
EQ/Intermediate Government Bond Portfolio	76,154,388	754,870,493	110,541,444	(94,546,368)	(21,527)	20,066,157	790,910,199	14,138,574	—

Total		3,218,659,456	497,672,971	(516,613,788)	33,719,840	381,381,866	3,614,820,345	64,436,223	37,492,611

(a)	Formerly known as AXA 500 Managed Volatility Portfolio.
(b)	Formerly known as AXA 400 Managed Volatility Portfolio.
(c)	Formerly known as AXA 2000 Managed Volatility Portfolio.
(d)	Formerly known as AXA International Managed Volatility Portfolio.
(e)	Formerly known as AXA/AB Short Duration Government Bond Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$3,614,820,345	$—	$3,614,820,345

Total Assets	$—	$3,614,820,345	$—	$3,614,820,345

Total Liabilities	$—	$—	$—	$—

Total	$—	$3,614,820,345	$—	$3,614,820,345

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$497,672,971
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$516,613,788

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$678,915,712
Aggregate gross unrealized depreciation	(93,610)

Net unrealized appreciation	$678,822,102

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,935,998,243

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BALANCED STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $2,935,931,461)	$3,614,820,345
Cash	1,083,952
Receivable for securities sold	741,574
Receivable for Portfolio shares sold	693,322
Other assets	14,696

Total assets	3,617,353,889

LIABILITIES
Payable for Portfolio shares redeemed	919,840
Distribution fees payable – Class IB	761,661
Administrative fees payable	374,561
Investment management fees payable	294,557
Distribution fees payable – Class IA	17
Accrued expenses	65,771

Total liabilities	2,416,407

NET ASSETS	$3,614,937,482

Net assets were comprised of:
Paid in capital	$2,893,944,918
Total distributable earnings (loss)	720,992,564

Net assets	$3,614,937,482

Class IA
Net asset value, offering and redemption price per share, $78,660 / 4,902 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.04

Class IB
Net asset value, offering and redemption price per share, $3,614,858,822 / 225,005,912 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.07

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$64,436,223
Interest	29,212

Total income	64,465,435

EXPENSES
Distribution fees – Class IB	8,733,957
Administrative fees	4,303,202
Investment management fees	3,381,597
Printing and mailing expenses	225,404
Professional fees	127,296
Trustees’ fees	111,855
Custodian fees	80,000
Distribution fees – Class IA	191
Miscellaneous	71,079

Total expenses	17,034,581

NET INVESTMENT INCOME (LOSS)	47,430,854

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	33,719,840
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	37,492,611

Net realized gain (loss)	71,212,451

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	381,381,866

NET REALIZED AND UNREALIZED GAIN (LOSS)	452,594,317

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$500,025,171

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BALANCED STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$47,430,854	$37,865,963
Net realized gain (loss)	71,212,451	81,037,966
Net change in unrealized appreciation (depreciation)	381,381,866	(263,340,056)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	500,025,171	(144,436,127)

Distributions to shareholders:
Class IA	(2,530)	(2,557)
Class IB	(116,061,072)	(115,879,700)

Total distributions to shareholders	(116,063,602)	(115,882,257)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 159 and 174 shares, respectively ]	2,530	2,557
Capital shares repurchased [ (329) and (7,581) shares, respectively ]	(5,076)	(119,172)

Total Class IA transactions	(2,546)	(116,615)

Class IB
Capital shares sold [ 18,834,773 and 12,749,357 shares, respectively ]	289,648,707	197,972,538
Capital shares issued in reinvestment of dividends and distributions [ 7,274,057 and 7,877,204 shares, respectively ]	116,061,072	115,879,700
Capital shares repurchased [ (25,443,493) and (32,123,880) shares, respectively ]	(393,660,843)	(490,704,011)

Total Class IB transactions	12,048,936	(176,851,773)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	12,046,390	(176,968,388)

TOTAL INCREASE (DECREASE) IN NET ASSETS	396,007,959	(437,286,772)
NET ASSETS:
Beginning of year	3,218,929,523	3,656,216,295

End of year	$3,614,937,482	$3,218,929,523

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BALANCED STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019		2018		2017		2016		2015
Net asset value, beginning of year	$14.33		$15.48		$14.41		$13.79		$14.14

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.21		0.07		0.13		0.11		0.05
Net realized and unrealized gain (loss)	2.03		(0.70)		1.29		0.71		(0.15)

Total from investment operations	2.24		(0.63)		1.42		0.82		(0.10)

Less distributions:
Dividends from net investment income	(0.24)		(0.19)		(0.20)		(0.12)		(0.14)
Distributions from net realized gains	(0.29)		(0.33)		(0.15)		(0.08)		(0.11)

Total dividends and distributions	(0.53)		(0.52)		(0.35)		(0.20)		(0.25)

Net asset value, end of year	$16.04		$14.33		$15.48		$14.41		$13.79

Total return	15.65%		(4.16)%		9.86%		5.97%		(0.68)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$79		$73		$193		$188		$189
Ratio of expenses to average net assets (f)	0.49	%(j)	0.50	%(k)	0.52	%(m)	0.52	%(n)	0.51	%(n)
Ratio of net investment income (loss) to average net assets (f)	1.34%		0.44%		0.85%		0.75%		0.34%
Portfolio turnover rate^	14%		10%		8%		13%		4%

	Year Ended December 31,
Class IB	2019		2018		2017		2016		2015
Net asset value, beginning of year	$14.35		$15.50		$14.43		$13.81		$14.15

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.21		0.16		0.13		0.11		0.07
Net realized and unrealized gain (loss)	2.04		(0.79)		1.29		0.71		(0.16)

Total from investment operations	2.25		(0.63)		1.42		0.82		(0.09)

Less distributions:
Dividends from net investment income	(0.24)		(0.19)		(0.20)		(0.12)		(0.14)
Distributions from net realized gains	(0.29)		(0.33)		(0.15)		(0.08)		(0.11)

Total dividends and distributions	(0.53)		(0.52)		(0.35)		(0.20)		(0.25)

Net asset value, end of year	$16.07		$14.35		$15.50		$14.43		$13.81

Total return	15.70%		(4.15)%		9.84%		5.96%		(0.61)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,614,859		$3,218,857		$3,656,023		$3,406,193		$3,133,325
Ratio of expenses to average net assets (f)	0.49	%(j)	0.50	%(k)	0.52	%(m)	0.52	%(n)	0.51	%(n)
Ratio of net investment income (loss) to average net assets (f)	1.36%		1.06%		0.88%		0.81%		0.52%
Portfolio turnover rate^	14%		10%		8%		13%		4%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00% for Class IA and 1.00% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.01% for Class IA and 1.01% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.04% for Class IA and 1.04% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.05% for Class IA and 1.05% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	18.00%	5.85%	6.74%
EQ/Moderate Growth Strategy Index	18.48	6.74	8.10
S&P 500® Index	31.49	11.70	13.56
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	1.99	2.38

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 18.00% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/Moderate Growth Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 18.48%, 31.49% and 5.20%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in U.S. stocks, international stocks and intermediate-term bonds. The underlying equity portfolios may tactically manage equity exposure when market volatility is increasing above specific thresholds. When the underlying equity portfolios are fully invested, their allocations tend to track (minus a margin for fees and expenses) the performance of their corresponding indexes.

Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, the bulk of the Portfolio’s holdings produced attractive gains.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below; the EQ/Moderate Growth Strategy Portfolio targets an allocation in of 60% in U.S. equities in various capitalization ranges and 40% in investment grade bonds.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in large U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities. Growth continued its dominance over value, largely because of the strength of information technology stocks in the growth indexes, and late-year weakness in energy in their value counterparts.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, after slowing manufacturing activity and declining business investment, evidence of the impact of trade tensions on economic growth, had actually caused a sharp sell-off in August 2019. These macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Federal Reserve first placed interest-rate increases on the back burner early in the year and then eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events. Its actions contributed to falling interest rates, while Middle East tensions spurred a flight to quality, boosting this sector’s returns.

EQ/MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Equity	61.8%
Fixed Income	38.2

Top Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
EQ/500 Managed Volatility Portfolio	37.0%
EQ/Intermediate Government Bond Portfolio	17.2
EQ/Core Bond Index Portfolio	16.2
EQ/2000 Managed Volatility Portfolio	14.0
EQ/International Managed Volatility Portfolio	9.6
EQ/AB Short Duration Government Bond Portfolio	4.8
EQ/400 Managed Volatility Portfolio	1.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,058.10	$2.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.78	2.46

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.48%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (61.8%)
EQ/2000 Managed Volatility Portfolio‡	49,589,472	$1,030,604,691
EQ/400 Managed Volatility Portfolio‡	3,920,706	86,195,431
EQ/500 Managed Volatility Portfolio‡	98,692,590	2,711,730,007
EQ/International Managed Volatility Portfolio‡	51,313,354	705,714,677

Total Equity		4,534,244,806

Fixed Income (38.2%)
EQ/AB Short Duration Government Bond Portfolio‡	35,453,102	352,033,403
EQ/Core Bond Index Portfolio‡	117,700,391	1,186,376,934
EQ/Intermediate Government Bond Portfolio‡	121,369,502	1,260,496,999

Total Fixed Income		2,798,907,336

Total Investments in Securities (100.0%) (Cost $5,631,058,574)		7,333,152,142
Other Assets Less Liabilities (0.0%)		195,575

Net Assets (100%)		$7,333,347,717

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio (a)	98,692,590	2,361,318,787	193,225,149	(445,491,421)	96,415,928	506,261,564	2,711,730,007	44,546,309	46,500,389
EQ/400 Managed Volatility Portfolio (b)	3,920,706	62,830,301	23,072,635	(12,763,402)	237,698	12,818,199	86,195,431	982,131	2,143,314
EQ/2000 Managed Volatility Portfolio (c)	49,589,472	893,420,792	161,469,705	(189,126,119)	626,576	164,213,737	1,030,604,691	11,195,647	40,075,699
EQ/International Managed Volatility Portfolio (d)	51,313,354	627,258,875	45,299,360	(79,870,309)	172,218	112,854,533	705,714,677	17,182,923	1,593,175
Fixed Income
EQ/AB Short Duration Government Bond Portfolio (e)	35,453,102	297,110,793	95,376,318	(42,979,221)	157,641	2,367,872	352,033,403	6,994,639	—
EQ/Core Bond Index Portfolio	117,700,391	1,146,097,488	153,625,466	(163,013,000)	(306,903)	49,973,883	1,186,376,934	25,147,209	—
EQ/Intermediate Government Bond Portfolio	121,369,502	1,233,540,678	173,384,029	(179,052,421)	46,753	32,577,960	1,260,496,999	22,553,722	—

Total		6,621,577,714	845,452,662	(1,112,295,893)	97,349,911	881,067,748	7,333,152,142	128,602,580	90,312,577

(a)	Formerly known as AXA 500 Managed Volatility Portfolio.
(b)	Formerly known as AXA 400 Managed Volatility Portfolio.
(c)	Formerly known as AXA 2000 Managed Volatility Portfolio.
(d)	Formerly known as AXA International Managed Volatility Portfolio.
(e)	Formerly known as AXA/AB Short Duration Government Bond Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$7,333,152,142	$—	$7,333,152,142

Total Assets	$—	$7,333,152,142	$—	$7,333,152,142

Total Liabilities	$—	$—	$—	$—

Total	$—	$7,333,152,142	$—	$7,333,152,142

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$845,452,662
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,112,295,893

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,703,033,748
Aggregate gross unrealized depreciation	(163,490)

Net unrealized appreciation	$1,702,870,258

Federal income tax cost of investments in securities and derivative instruments, if applicable	$5,630,281,884

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $5,631,058,574)	$7,333,152,142
Cash	987,067
Receivable for securities sold	2,664,677
Receivable for Portfolio shares sold	639,880
Other assets	30,203

Total assets	7,337,473,969

LIABILITIES
Distribution fees payable – Class IB	1,544,958
Payable for Portfolio shares redeemed	1,165,854
Administrative fees payable	759,746
Investment management fees payable	574,709
Accrued expenses	80,985

Total liabilities	4,126,252

NET ASSETS	$7,333,347,717

Net assets were comprised of:
Paid in capital	$5,526,516,313
Total distributable earnings (loss)	1,806,831,404

Net assets	$7,333,347,717

Class IB
Net asset value, offering and redemption price per share, $7,333,347,717 / 412,892,193 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.76

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$128,602,580
Interest	40,748

Total income	128,643,328

EXPENSES
Distribution fees – Class IB	17,846,310
Administrative fees	8,792,957
Investment management fees	6,704,498
Printing and mailing expenses	440,231
Trustees’ fees	228,730
Professional fees	221,425
Custodian fees	86,600
Miscellaneous	145,194

Total expenses	34,465,945

NET INVESTMENT INCOME (LOSS)	94,177,383

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	97,349,911
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	90,312,577

Net realized gain (loss)	187,662,488

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	881,067,748

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,068,730,236

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,162,907,619

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$94,177,383	$75,692,822
Net realized gain (loss)	187,662,488	191,223,669
Net change in unrealized appreciation (depreciation)	881,067,748	(629,618,978)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,162,907,619	(362,702,487)

Distributions to shareholders:
Class IB	(272,215,732)	(256,650,441)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 21,643,919 and 19,115,484 shares, respectively ]	365,131,115	328,535,442
Capital shares issued in reinvestment of dividends and distributions [ 15,454,741 and 15,895,218 shares, respectively ]	272,215,732	256,650,441
Capital shares repurchased [ (47,745,919) and (51,923,117) shares, respectively ]	(815,943,861)	(879,214,916)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(178,597,014)	(294,029,033)

TOTAL INCREASE (DECREASE) IN NET ASSETS	712,094,873	(913,381,961)
NET ASSETS:
Beginning of year	6,621,252,844	7,534,634,805

End of year	$7,333,347,717	$6,621,252,844

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MODERATE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019		2018		2017		2016		2015
Net asset value, beginning of year	$15.63		$17.11		$15.69		$14.89		$15.32

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.23		0.18		0.15		0.13		0.08
Net realized and unrealized gain (loss)	2.57		(1.05)		1.70		0.92		(0.20)

Total from investment operations	2.80		(0.87)		1.85		1.05		(0.12)

Less distributions:
Dividends from net investment income	(0.26)		(0.21)		(0.23)		(0.14)		(0.16)
Distributions from net realized gains	(0.41)		(0.40)		(0.20)		(0.11)		(0.15)

Total dividends and distributions	(0.67)		(0.61)		(0.43)		(0.25)		(0.31)

Net asset value, end of year	$17.76		$15.63		$17.11		$15.69		$14.89

Total return	18.00%		(5.17)%		11.82%		7.01%		(0.76)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,333,348		$6,621,253		$7,534,635		$6,928,949		$6,425,583
Ratio of expenses to average net assets (f)	0.48	%(j)	0.49	%(k)	0.50	%(m)	0.51	%(n)	0.51	%(n)
Ratio of net investment income (loss) to average net assets (f)	1.32%		1.02%		0.90%		0.83%		0.49%
Portfolio turnover rate^	12%		9%		8%		13%		3%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.01% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.03% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.06% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	20.23%	6.58%	7.61%
Portfolio – Class IB Shares	20.21	6.57	7.56
EQ/Growth Strategy Index	20.79	7.48	9.04
S&P 500® Index	31.49	11.70	13.56
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	1.99	2.38

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 20.21% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/Growth Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 20.79%, 31.49% and 5.20%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in U.S. stocks, international stocks and intermediate-term bonds. The underlying equity portfolios may tactically manage equity exposure when market volatility is increasing above specific thresholds. When the underlying equity portfolios are fully invested, their allocations tend to track (minus a margin for fees and expenses) the performance of their corresponding indexes.

Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, the bulk of the Portfolio’s holdings produced attractive gains.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below; the EQ/Growth Strategy Portfolio targets an allocation in of 70% in U.S. equities in various capitalization ranges and 30% in investment grade bonds.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in large U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities. Growth continued its dominance over value, largely because of the strength of information technology stocks in the growth indexes, and late-year weakness in energy in their value counterparts.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, after slowing manufacturing activity and declining business investment, evidence of the impact of trade tensions on economic growth, had actually caused a sharp sell-off in August 2019. These macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Federal Reserve first placed interest-rate increases on the back burner early in the year and then eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events. Its actions contributed to falling interest rates, while Middle East tensions spurred a flight to quality, boosting this sector’s returns.

EQ/GROWTH STRATEGY PORTFOLIO (Unaudited)

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Equity	71.8%
Fixed Income	28.2

Top Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
EQ/500 Managed Volatility Portfolio	43.5%
EQ/2000 Managed Volatility Portfolio	15.8
EQ/Intermediate Government Bond Portfolio	12.7
EQ/Core Bond Index Portfolio	11.9
EQ/International Managed Volatility Portfolio	11.1
EQ/AB Short Duration Government Bond Portfolio	3.6
EQ/400 Managed Volatility Portfolio	1.4

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,066.20	$2.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.77	2.47
Class IB
Actual	1,000.00	1,066.10	2.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.77	2.47

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.48% and 0.48%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (71.8%)
EQ/2000 Managed Volatility Portfolio‡	42,287,722	$878,854,387
EQ/400 Managed Volatility Portfolio‡	3,664,275	80,557,891
EQ/500 Managed Volatility Portfolio‡	88,323,184	2,426,814,677
EQ/International Managed Volatility Portfolio‡	45,055,326	619,647,754

Total Equity		4,005,874,709

Fixed Income (28.2%)
EQ/AB Short Duration Government Bond Portfolio‡	19,973,641	198,329,298
EQ/Core Bond Index Portfolio‡	65,633,836	661,565,087
EQ/Intermediate Government Bond Portfolio‡	68,341,038	709,763,753

Total Fixed Income		1,569,658,138

Total Investments in Securities (100.0%) (Cost $4,377,459,098)		5,575,532,847
Other Assets Less Liabilities (0.0%)		157,024

Net Assets (100%)		$5,575,689,871

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio (a)	88,323,184	2,010,536,844	179,762,344	(279,806,067)	39,519,696	476,801,860	2,426,814,677	39,680,886	41,401,552
EQ/400 Managed Volatility Portfolio (b)	3,664,275	58,331,201	17,285,926	(7,164,757)	(23,754)	12,129,275	80,557,891	915,355	1,997,587
EQ/2000 Managed Volatility Portfolio (c)	42,287,722	712,781,105	134,082,697	(100,720,644)	(26,302)	132,737,531	878,854,387	9,524,302	34,092,988
EQ/International Managed Volatility Portfolio (d)	45,055,326	515,478,361	40,862,798	(32,109,934)	(1,712)	95,418,241	619,647,754	15,049,189	1,395,339
Fixed Income
EQ/AB Short Duration Government Bond Portfolio (e)	19,973,641	166,786,353	46,136,892	(15,915,852)	56,507	1,265,398	198,329,298	3,925,930	—
EQ/Core Bond Index Portfolio	65,633,836	605,218,606	99,550,108	(69,552,910)	(142,911)	26,492,194	661,565,087	13,969,456	—
EQ/Intermediate Government Bond Portfolio	68,341,038	658,225,306	110,521,181	(76,434,694)	(7,290)	17,459,250	709,763,753	12,650,536	—

Total		4,727,357,776	628,201,946	(581,704,858)	39,374,234	762,303,749	5,575,532,847	95,715,654	78,887,466

(a)	Formerly known as AXA 500 Managed Volatility Portfolio.
(b)	Formerly known as AXA 400 Managed Volatility Portfolio.
(c)	Formerly known as AXA 2000 Managed Volatility Portfolio.
(d)	Formerly known as AXA International Managed Volatility Portfolio.
(e)	Formerly known as AXA/AB Short Duration Government Bond Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$5,575,532,847	$—	$5,575,532,847

Total Assets	$—	$5,575,532,847	$—	$5,575,532,847

Total Liabilities	$—	$—	$—	$—

Total	$—	$5,575,532,847	$—	$5,575,532,847

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$628,201,946
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$581,704,858

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,198,736,916
Aggregate gross unrealized depreciation	(56,963)

Net unrealized appreciation	$1,198,679,953

Federal income tax cost of investments in securities and derivative instruments, if applicable	$4,376,852,894

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $4,377,459,098)	$5,575,532,847
Receivable for securities sold	3,605,928
Receivable for Portfolio shares sold	730,871
Other assets	22,179

Total assets	5,579,891,825

LIABILITIES
Overdraft payable	1,166,853
Distribution fees payable – Class IB	1,170,756
Payable for Portfolio shares redeemed	778,752
Administrative fees payable	575,875
Investment management fees payable	442,811
Distribution fees payable – Class IA	298
Accrued expenses	66,609

Total liabilities	4,201,954

NET ASSETS	$5,575,689,871

Net assets were comprised of:
Paid in capital	$4,296,013,381
Total distributable earnings (loss)	1,279,676,490

Net assets	$5,575,689,871

Class IA
Net asset value, offering and redemption price per share, $1,418,526 / 73,449 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.31

Class IB
Net asset value, offering and redemption price per share, $5,574,271,345 / 288,338,035 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.33

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$95,715,654
Interest	40,898

Total income	95,756,552

EXPENSES
Distribution fees – Class IB	13,163,707
Administrative fees	6,486,989
Investment management fees	5,012,815
Printing and mailing expenses	327,813
Professional fees	180,935
Trustees’ fees	167,394
Custodian fees	74,000
Distribution fees – Class IA	3,346
Miscellaneous	108,505

Total expenses	25,525,504

NET INVESTMENT INCOME (LOSS)	70,231,048

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	39,374,234
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	78,887,466

Net realized gain (loss)	118,261,700

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	762,303,749

NET REALIZED AND UNREALIZED GAIN (LOSS)	880,565,449

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$950,796,497

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$70,231,048	$53,074,052
Net realized gain (loss)	118,261,700	114,439,707
Net change in unrealized appreciation (depreciation)	762,303,749	(482,261,784)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	950,796,497	(314,748,025)

Distributions to shareholders:
Class IA	(45,535)	(41,227)
Class IB	(179,326,879)	(153,312,854)

Total distributions to shareholders	(179,372,414)	(153,354,081)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 389 and 373 shares, respectively ]	6,989	6,699
Capital shares issued in reinvestment of dividends and distributions [ 2,392 and 2,381 shares, respectively ]	45,535	41,227
Capital shares repurchased [ (7,303) and (8,619) shares, respectively ]	(129,561)	(160,790)

Total Class IA transactions	(77,037)	(112,864)

Class IB
Capital shares sold [ 20,000,485 and 19,765,182 shares, respectively ]	363,763,277	363,772,047
Capital shares issued in reinvestment of dividends and distributions [ 9,411,234 and 8,843,562 shares, respectively ]	179,326,879	153,312,854
Capital shares repurchased [ (25,572,674) and (29,162,459) shares, respectively ]	(467,071,029)	(523,329,209)

Total Class IB transactions	76,019,127	(6,244,308)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	75,942,090	(6,357,172)

TOTAL INCREASE (DECREASE) IN NET ASSETS	847,366,173	(474,459,278)
NET ASSETS:
Beginning of year	4,728,323,698	5,202,782,976

End of year	$5,575,689,871	$4,728,323,698

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019		2018		2017		2016		2015
Net asset value, beginning of year	$16.60		$18.23		$16.40		$15.43		$15.93

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.25		0.18		0.16		0.13		0.07
Net realized and unrealized gain (loss)	3.10		(1.27)		2.10		1.11		(0.22)

Total from investment operations	3.35		(1.09)		2.26		1.24		(0.15)

Less distributions:
Dividends from net investment income	(0.29)		(0.22)		(0.27)		(0.15)		(0.18)
Distributions from net realized gains	(0.35)		(0.32)		(0.16)		(0.12)		(0.17)

Total dividends and distributions	(0.64)		(0.54)		(0.43)		(0.27)		(0.35)

Net asset value, end of year	$19.31		$16.60		$18.23		$16.40		$15.43

Total return	20.23%		(6.08)%		13.75%		8.07%		(0.95)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,419		$1,294		$1,528		$1,370		$1,292
Ratio of expenses to average net assets (f)	0.48	%(j)	0.49	%(k)	0.50	%(m)	0.51	%(n)	0.52	%(o)
Ratio of net investment income (loss) to average net assets (f)	1.33%		0.95%		0.92%		0.83%		0.43%
Portfolio turnover rate^	11%		10%		5%		15%		2%

	Year Ended December 31,
Class IB	2019		2018		2017		2016		2015
Net asset value, beginning of year	$16.62		$18.25		$16.42		$15.44		$15.95

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.25		0.19		0.17		0.14		0.08
Net realized and unrealized gain (loss)	3.10		(1.28)		2.09		1.11		(0.24)

Total from investment operations	3.35		(1.09)		2.26		1.25		(0.16)

Less distributions:
Dividends from net investment income	(0.29)		(0.22)		(0.27)		(0.15)		(0.18)
Distributions from net realized gains	(0.35)		(0.32)		(0.16)		(0.12)		(0.17)

Total dividends and distributions	(0.64)		(0.54)		(0.43)		(0.27)		(0.35)

Net asset value, end of year	$19.33		$16.62		$18.25		$16.42		$15.44

Total return	20.21%		(6.07)%		13.74%		8.13%		(1.01)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,574,271		$4,727,029		$5,201,255		$4,423,238		$3,906,802
Ratio of expenses to average net assets (f)	0.48	%(j)	0.49	%(k)	0.50	%(m)	0.51	%(n)	0.52	%(o)
Ratio of net investment income (loss) to average net assets (f)	1.33%		1.01%		0.95%		0.88%		0.50%
Portfolio turnover rate^	11%		10%		5%		15%		2%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.01% for Class IA and 1.01% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.03% for Class IA and 1.03% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.04% for Class IA and 1.04% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.07% for Class IA and 1.07% for Class IB.
(o)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.08% for Class IA and 1.08% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	22.51%	7.30%	9.09%
EQ/Aggressive Growth Strategy Index	23.32	8.32	10.05
S&P 500® Index	31.49	11.70	13.92
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	1.99	1.65

* Date of inception 4/12/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 22.51% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/Aggressive Growth Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 23.32%, 31.49% and 5.20%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in U.S. stocks, international stocks and intermediate-term bonds. The underlying equity portfolios may tactically manage equity exposure when market volatility is increasing above specific thresholds. When the underlying equity portfolios are fully invested, their allocations tend to track (minus a margin for fees and expenses) the performance of their corresponding indexes.

Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, the bulk of the Portfolio’s holdings produced attractive gains.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below; the EQ/Aggressive Growth Strategy Portfolio targets an allocation of 80% in U.S. equities in various capitalization ranges and 20% in investment grade bonds.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in large U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes, as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities. Growth continued its dominance over value, largely because of the strength of information technology stocks in the growth indexes, and late-year weakness in energy in their value counterparts.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, after slowing manufacturing activity and declining business investment, evidence of the impact of trade tensions on economic growth, had actually caused a sharp sell-off in August 2019. These macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Federal Reserve first placed interest-rate increases on the back burner early in the year and then eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events. Its actions contributed to falling interest rates, while Middle East tensions spurred a flight to quality, boosting this sector’s returns.

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Equity	81.8%
Fixed Income	18.2

Top Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
EQ/500 Managed Volatility Portfolio	50.0%
EQ/2000 Managed Volatility Portfolio	17.7
EQ/International Managed Volatility Portfolio	12.4
EQ/Intermediate Government Bond Portfolio	8.3
EQ/Core Bond Index Portfolio	7.7
EQ/AB Short Duration Government Bond Portfolio	2.3
EQ/400 Managed Volatility Portfolio	1.6

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,074.50	$2.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.76	2.48

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.49%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (81.8%)
EQ/2000 Managed Volatility Portfolio‡	36,866,302	$766,182,474
EQ/400 Managed Volatility Portfolio‡	3,156,165	69,387,260
EQ/500 Managed Volatility Portfolio‡	78,687,681	2,162,064,497
EQ/International Managed Volatility Portfolio‡	39,132,266	538,187,673

Total Equity		3,535,821,904

Fixed Income (18.2%)
EQ/AB Short Duration Government Bond Portfolio‡	9,888,448	98,187,859
EQ/Core Bond Index Portfolio‡	32,820,731	330,820,975
EQ/Intermediate Government Bond Portfolio‡	34,402,719	357,293,420

Total Fixed Income		786,302,254

Total Investments in Securities (100.0%) (Cost $3,572,234,797)		4,322,124,158
Other Assets Less Liabilities (0.0%)		(337,508)

Net Assets (100%)		$4,321,786,650

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio (a)	78,687,681	1,723,132,789	192,718,101	(197,381,200)	3,052,963	440,541,844	2,162,064,497	35,165,610	36,671,049
EQ/400 Managed Volatility Portfolio (b)	3,156,165	49,201,252	14,007,594	(4,167,065)	(12,620)	10,358,099	69,387,260	785,430	1,714,052
EQ/2000 Managed Volatility Portfolio (c)	36,866,302	559,159,298	133,670,564	(33,847,824)	14	107,200,422	766,182,474	8,275,509	29,622,833
EQ/International Managed Volatility Portfolio (d)	39,132,266	414,155,496	64,105,878	(20,039,399)	5,378	79,960,320	538,187,673	13,026,975	1,207,842
Fixed Income
EQ/AB Short Duration Government Bond Portfolio (e)	9,888,448	85,511,569	16,801,512	(4,760,751)	15,467	620,062	98,187,859	1,934,449	—
EQ/Core Bond Index Portfolio	32,820,731	286,847,520	51,674,956	(20,316,980)	(59,496)	12,674,975	330,820,975	6,953,795	—
EQ/Intermediate Government Bond Portfolio	34,402,719	315,648,065	55,343,799	(22,060,026)	22,466	8,339,116	357,293,420	6,339,328	—

Total		3,433,655,989	528,322,404	(302,573,245)	3,024,172	659,694,838	4,322,124,158	72,481,096	69,215,776

(a)	Formerly known as AXA 500 Managed Volatility Portfolio.
(b)	Formerly known as AXA 400 Managed Volatility Portfolio.
(c)	Formerly known as AXA 2000 Managed Volatility Portfolio.
(d)	Formerly known as AXA International Managed Volatility Portfolio.
(e)	Formerly known as AXA/AB Short Duration Government Bond Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$4,322,124,158	$—	$4,322,124,158

Total Assets	$—	$4,322,124,158	$—	$4,322,124,158

Total Liabilities	$—	$—	$—	$—

Total	$—	$4,322,124,158	$—	$4,322,124,158

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$528,322,404
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$302,573,245

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$744,915,053
Aggregate gross unrealized depreciation	(2,248)

Net unrealized appreciation	$744,912,805

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,577,211,353

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $3,572,234,797)	$4,322,124,158
Cash	2,692,236
Receivable for Portfolio shares sold	247,162
Other assets	16,783

Total assets	4,325,080,339

LIABILITIES
Payable for securities purchased	1,062,179
Distribution fees payable – Class IB	904,300
Payable for Portfolio shares redeemed	485,843
Administrative fees payable	444,697
Investment management fees payable	346,777
Accrued expenses	49,893

Total liabilities	3,293,689

NET ASSETS	$4,321,786,650

Net assets were comprised of:
Paid in capital	$3,515,860,439
Total distributable earnings (loss)	805,926,211

Net assets	$4,321,786,650

Class IB
Net asset value, offering and redemption price per share, $4,321,786,650 / 269,409,092 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.04

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$72,481,096
Interest	40,633

Total income	72,521,729

EXPENSES
Distribution fees – Class IB	9,943,835
Administrative fees	4,898,700
Investment management fees	3,828,166
Printing and mailing expenses	249,603
Professional fees	159,983
Trustees’ fees	125,180
Custodian fees	51,000
Miscellaneous	79,655

Total expenses	19,336,122

NET INVESTMENT INCOME (LOSS)	53,185,607

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	3,024,172
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	69,215,776

Net realized gain (loss)	72,239,948

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	659,694,838

NET REALIZED AND UNREALIZED GAIN (LOSS)	731,934,786

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$785,120,393

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$53,185,607	$37,902,608
Net realized gain (loss)	72,239,948	86,546,702
Net change in unrealized appreciation (depreciation)	659,694,838	(395,525,573)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	785,120,393	(271,076,263)

Distributions to shareholders:
Class IB	(124,378,003)	(105,186,135)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 25,961,995 and 29,292,846 shares, respectively ]	387,098,755	442,159,296
Capital shares issued in reinvestment of dividends and distributions [ 7,923,038 and 7,418,018 shares, respectively ]	124,378,003	105,186,135
Capital shares repurchased [ (19,093,550) and (21,672,881) shares, respectively ]	(285,142,295)	(314,424,797)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	226,334,463	232,920,634

TOTAL INCREASE (DECREASE) IN NET ASSETS	887,076,853	(143,341,764)
NET ASSETS:
Beginning of year	3,434,709,797	3,578,051,561

End of year	$4,321,786,650	$3,434,709,797

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019		2018		2017		2016		2015
Net asset value, beginning of year	$13.49		$14.93		$13.22		$12.33		$12.77

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.20		0.15		0.14		0.12		0.07
Net realized and unrealized gain (loss)	2.83		(1.17)		1.92		1.01		(0.21)

Total from investment operations	3.03		(1.02)		2.06		1.13		(0.14)

Less distributions:
Dividends from net investment income	(0.24)		(0.18)		(0.23)		(0.13)		(0.16)
Distributions from net realized gains	(0.24)		(0.24)		(0.12)		(0.11)		(0.14)

Total dividends and distributions	(0.48)		(0.42)		(0.35)		(0.24)		(0.30)

Net asset value, end of year	$16.04		$13.49		$14.93		$13.22		$12.33

Total return	22.51%		(6.97)%		15.63%		9.15%		(1.14)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,321,787		$3,434,710		$3,578,052		$2,709,357		$2,236,468
Ratio of expenses to average net assets (f)	0.49	%(j)	0.49	%(k)	0.50	%(m)	0.51	%(n)	0.51	%(n)
Ratio of net investment income (loss) to average net assets (f)	1.34%		1.01%		1.01%		0.96%		0.56%
Portfolio turnover rate^	8%		6%		3%		20%		2%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.04% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.05% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.06% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.08% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	22.24%	6.44%	8.00%
Portfolio – Class IB Shares	22.25	6.44	7.95
66% Volatility Managed Index – Large Cap Core/17% Volatility Managed Index – International/17% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	24.99	8.88	10.10
S&P 500® Index	31.49	11.70	13.56
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.80	2.57	3.05

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 22.25% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the 66% Volatility Managed Index - Large Cap Core/17% Volatility Managed Index - International/17% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 24.99%, 31.49% and 6.80%, respectively.

Portfolio Highlights

The Portfolio holds allocations in three portfolios invested in U.S. stocks, international stocks and intermediate-term bonds, with active and passive strategies. The underlying equity portfolios may tactically manage equity exposure when market volatility is increasing above specific thresholds. When the underlying equity portfolios are fully invested, their allocations tend to track (minus a margin for fees and expenses) the performance of their corresponding indexes.

Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, the bulk of the Portfolio’s holdings produced attractive gains.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in large U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities. Growth continued its dominance over value, largely because of the strength of information technology stocks in the growth indexes, and late-year weakness in energy in their value counterparts.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, after slowing manufacturing activity and declining business investment, evidence of the impact of trade tensions on economic growth, had actually caused a sharp sell-off in August 2019. These macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Federal Reserve first placed interest-rate increases on the back burner early in the year and then eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events. Its actions contributed to falling

EQ/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO (Unaudited)

interest rates, while Middle East tensions spurred a flight to quality, boosting this sector’s returns.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Equity	82.1%
Fixed Income	17.9

Top Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
EQ/500 Managed Volatility Portfolio	33.8%
EQ/Templeton Global Equity Managed Volatility Portfolio	33.5
EQ/Franklin Balanced Managed Volatility Portfolio	32.7

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,078.10	$2.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.97	2.27
Class IB
Actual	1,000.00	1,078.10	2.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.97	2.26

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.44% and 0.44%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (100.0%)
EQ/500 Managed Volatility Portfolio‡	13,507,012	$371,125,845
EQ/Franklin Balanced Managed Volatility Portfolio‡	31,955,588	358,624,628
EQ/Templeton Global Equity Managed Volatility Portfolio‡	31,009,150	367,207,064

Total Investments in Securities (100.0%) (Cost $870,342,806)		1,096,957,537
Other Assets Less Liabilities (0.0%)		46,522

Net Assets (100%)		$1,097,004,059

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio (a)	13,507,012	343,152,172	14,976,633	(70,987,988)	(526,898)	84,511,926	371,125,845	6,158,428	6,426,011
EQ/Franklin Balanced Managed Volatility Portfolio (b)	31,955,588	357,333,157	26,475,417	(64,387,989)	2,045,488	37,158,555	358,624,628	9,854,316	6,728,907
EQ/Templeton Global Equity Managed Volatility Portfolio (c)	31,009,150	334,615,010	47,487,319	(53,404,006)	2,213,086	36,295,655	367,207,064	7,266,060	22,728,947

Total		1,035,100,339	88,939,369	(188,779,983)	3,731,676	157,966,136	1,096,957,537	23,278,804	35,883,865

(a)	Formerly known as AXA 500 Managed Volatility Portfolio.
(b)	Formerly known as AXA/Franklin Balanced Managed Volatility Portfolio.
(c)	Formerly known as AXA/Templeton Global Equity Managed Volatility Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,096,957,537	$—	$1,096,957,537

Total Assets	$—	$1,096,957,537	$—	$1,096,957,537

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,096,957,537	$—	$1,096,957,537

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$88,939,369
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$188,779,983

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$226,851,703
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$226,851,703

Federal income tax cost of investments in securities and derivative instruments, if applicable	$870,105,834

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $870,342,806)	$1,096,957,537
Receivable for securities sold	637,117
Receivable for Portfolio shares sold	82,503
Other assets	4,617

Total assets	1,097,681,774

LIABILITIES
Overdraft payable	29,392
Distribution fees payable – Class IB	229,589
Payable for Portfolio shares redeemed	119,933
Administrative fees payable	113,433
Investment management fees payable	46,135
Distribution fees payable – Class IA	1,080
Trustees’ fees payable	116
Accrued expenses	138,037

Total liabilities	677,715

NET ASSETS	$1,097,004,059

Net assets were comprised of:
Paid in capital	$835,733,135
Total distributable earnings (loss)	261,270,924

Net assets	$1,097,004,059

Class IA
Net asset value, offering and redemption price per share, $5,133,543 / 564,198 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.10

Class IB
Net asset value, offering and redemption price per share, $1,091,870,516 / 120,029,294 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.10

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$23,278,804
Interest	3,622

Total income	23,282,426

EXPENSES
Distribution fees – Class IB	2,695,072
Administrative fees	1,334,660
Investment management fees	541,738
Printing and mailing expenses	81,711
Professional fees	61,444
Trustees’ fees	34,926
Custodian fees	32,500
Distribution fees – Class IA	13,540
Miscellaneous	24,899

Total expenses	4,820,490

NET INVESTMENT INCOME (LOSS)	18,461,936

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	3,731,676
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	35,883,865

Net realized gain (loss)	39,615,541

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	157,966,136

NET REALIZED AND UNREALIZED GAIN (LOSS)	197,581,677

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$216,043,613

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$18,461,936	$23,846,120
Net realized gain (loss)	39,615,541	277,786,063
Net change in unrealized appreciation (depreciation)	157,966,136	(399,300,637)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	216,043,613	(97,668,454)

Distributions to shareholders:
Class IA	(365,150)	(1,452,111)
Class IB	(74,756,759)	(270,030,256)

Total distributions to shareholders	(75,121,909)	(271,482,367)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 11,232 and 34,879 shares, respectively ]	98,040	408,833
Capital shares issued in reinvestment of dividends and distributions [ 41,377 and 177,910 shares, respectively ]	365,150	1,452,111
Capital shares repurchased [ (177,443) and (154,281) shares, respectively ]	(1,562,733)	(1,800,656)

Total Class IA transactions	(1,099,543)	60,288

Class IB
Capital shares sold [ 1,418,502 and 1,883,972 shares, respectively ]	12,465,055	19,850,162
Capital shares issued in reinvestment of dividends and distributions [ 8,469,382 and 33,104,120 shares, respectively ]	74,756,759	270,030,256
Capital shares repurchased [ (18,756,865) and (13,623,349) shares, respectively ]	(165,507,786)	(157,991,165)

Total Class IB transactions	(78,285,972)	131,889,253

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(79,385,515)	131,949,541

TOTAL INCREASE (DECREASE) IN NET ASSETS	61,536,189	(237,201,280)
NET ASSETS:
Beginning of year	1,035,467,870	1,272,669,150

End of year	$1,097,004,059	$1,035,467,870

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019		2018		2017		2016	2015
Net asset value, beginning of year	$7.99		$11.77		$10.59		$9.90	$10.37

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.22		0.16		0.16	0.14
Net realized and unrealized gain (loss)	1.61		(1.24)		1.43		0.78	(0.42)

Total from investment operations	1.75		(1.02)		1.59		0.94	(0.28)

Less distributions:
Dividends from net investment income	(0.18)		(0.26)		(0.20)		(0.17)	(0.13)
Distributions from net realized gains	(0.46)		(2.50)		(0.21)		(0.08)	(0.06)

Total dividends and distributions	(0.64)		(2.76)		(0.41)		(0.25)	(0.19)

Net asset value, end of year	$9.10		$7.99		$11.77		$10.59	$9.90

Total return	22.24%		(8.70)%		14.97%		9.47%	(2.74)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,134		$5,507		$7,420		$7,636	$8,293
Ratio of expenses to average net assets:
After waivers (f)	0.44	%(j)	0.43	%(k)	0.43	%(m)	0.40%	0.40%
Before waivers (f)	0.44%		0.45%		0.46%		0.47%	0.46%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.56%		1.92%		1.39%		1.60%	1.30%
Before waivers (f)(x)	1.56%		1.90%		1.36%		1.53%	1.24%
Portfolio turnover rate^	8%		44	%(h)	7%		4%	4%

	Year Ended December 31,
Class IB	2019		2018		2017		2016	2015
Net asset value, beginning of year	$7.99		$11.77		$10.59		$9.90	$10.37

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15		0.23		0.16		0.16	0.12
Net realized and unrealized gain (loss)	1.60		(1.25)		1.43		0.78	(0.40)

Total from investment operations	1.75		(1.02)		1.59		0.94	(0.28)

Less distributions:
Dividends from net investment income	(0.18)		(0.26)		(0.20)		(0.17)	(0.13)
Distributions from net realized gains	(0.46)		(2.50)		(0.21)		(0.08)	(0.06)

Total dividends and distributions	(0.64)		(2.76)		(0.41)		(0.25)	(0.19)

Net asset value, end of year	$9.10		$7.99		$11.77		$10.59	$9.90

Total return	22.25%		(8.70)%		14.97%		9.47%	(2.74)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,091,871		$1,029,961		$1,265,249		$1,213,760	$1,267,147
Ratio of expenses to average net assets:
After waivers (f)	0.44	%(j)	0.43	%(k)	0.43	%(m)	0.40%	0.40%
Before waivers (f)	0.44%		0.45%		0.46%		0.47%	0.46%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.70%		1.98%		1.44%		1.61%	1.19%
Before waivers (f)(x)	1.70%		1.96%		1.41%		1.55%	1.13%
Portfolio turnover rate^	8%		44	%(h)	7%		4%	4%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the underlying investment in EQ/ClearBridge Select Equity Managed Volatility Portfolio (formerly AXA/Mutual Large Cap Equity Managed Volatility Portfolio). Excluding such transactions, the portfolio turnover rate would have been 8%.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.18% for Class IA and 1.18% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IA and 1.23% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IA and 1.25% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1290 VT ENERGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	10.59%	(4.82)%	(6.23)%
Portfolio – Class K Shares*	10.87	(4.57)	(5.99)
Energy Select Sector Index	12.09	(1.75)	(2.43)
S&P 500® Index	31.49	11.70	12.61

* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.59% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Energy Select Sector Index and the S&P 500® Index, which returned 12.09% and 31.49%, respectively.

Portfolio Highlights

What helped performance during the year*?

•

The Portfolio’s allocation to alternative energy was the top contributor to performance during the year. That asset class outperformed most of the domestic indices by a wide margin over the 12-month period.

•	An allocation to global energy added to performance, with iShares North American Natural Resources especially attractive for the year.

What hurt performance during the year*?

•	An allocation to small-cap energy companies detracted from performance.

•	An allocation to the Oil & Gas Exploration and Oil & Gas Services subsectors hurt performance, as these subsectors were down slightly for the period.

•	Stock selection within the broad-based energy sector contributed to underperformance as the diversification among main providers detracted somewhat from performance.

*	The Portfolio does not hold positions in any single security directly but has exposure through ETFs.

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Equity	78.6%
Repurchase Agreements	21.4

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
Citigroup Global Markets Ltd	19.9%
Energy Select Sector SPDR Fund	19.8
Vanguard Energy ETF	12.5
iShares U.S. Energy ETF	11.7
iShares Global Energy ETF	6.1
iShares North American Natural Resources ETF	4.0
Invesco S&P SmallCap Energy ETF	3.4
iShares Global Clean Energy ETF	2.7
Invesco Dynamic Energy Exploration & Production ETF	2.0
iShares U.S. Oil & Gas Exploration & Production ETF	2.0

1290 VT ENERGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$982.60	$3.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.96	3.28
Class K
Actual	1,000.00	985.10	2.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.18	2.05

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.64% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (99.1%)
Energy Select Sector SPDR Fund (x)	22,570	$1,355,103
Invesco Cleantech ETF (x)	1,880	93,887
Invesco DWA Energy Momentum ETF	4,800	134,784
Invesco Dynamic Energy Exploration & Production ETF	8,390	140,868
Invesco Dynamic Oil & Gas Services ETF	24,040	134,384
Invesco Global Clean Energy ETF	6,190	88,530
Invesco S&P SmallCap Energy ETF (x)	31,310	233,259
Invesco WilderHill Clean Energy ETF	3,522	120,558
iShares Global Clean Energy ETF (x)	15,620	183,535
iShares Global Energy ETF (x)	13,570	418,363
iShares North American Natural Resources ETF	9,100	273,910
iShares U.S. Energy ETF (x)	25,060	804,927
iShares U.S. Oil & Gas Exploration & Production ETF	2,520	139,936
iShares U.S. Oil Equipment & Services ETF	6,790	138,041
SPDR S&P Oil & Gas Equipment & Services ETF	16,660	134,779
SPDR S&P Oil & Gas Exploration & Production ETF	5,670	134,379
Vanguard Energy ETF	10,510	856,460

Total Exchange Traded Funds (99.1%) (Cost $8,073,316)		5,385,703

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (27.0%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,366,033, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $1,393,222. (xx)	$1,365,904	1,365,904
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $100,015, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $102,001. (xx)	100,000	100,000

Total Repurchase Agreements		1,465,904

Total Short-Term Investments (27.0%) (Cost $1,465,904)		1,465,904

Total Investments in Securities (126.1%) (Cost $9,539,220)		6,851,607
Other Assets Less Liabilities (-26.1%)		(1,415,830)

Net Assets (100%)		$5,435,777

(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $1,444,143. This was collateralized by cash of $1,465,904 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$5,385,703	$—	$—	$5,385,703
Short-Term Investments
Repurchase Agreements	—	1,465,904	—	1,465,904

Total Assets	$5,385,703	$1,465,904	$—	$6,851,607

Total Liabilities	$—	$—	$—	$—

Total	$5,385,703	$1,465,904	$—	$6,851,607

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,004,958
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$339,594

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$109,272
Aggregate gross unrealized depreciation	(2,806,372)

Net unrealized depreciation	$(2,697,100)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$9,548,707

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $8,073,316)	$5,385,703
Repurchase Agreements (Cost $1,465,904)	1,465,904
Cash	66,372
Dividends, interest and other receivables	39,962
Receivable from investment manager	5,022
Securities lending income receivable	2,251
Receivable for Portfolio shares sold	1,635
Other assets	21

Total assets	6,966,870

LIABILITIES
Payable for return of collateral on securities loaned	1,465,904
Accrued professional fees	33,595
Payable for securities purchased	15,584
Distribution fees payable – Class IB	756
Payable for Portfolio shares redeemed	129
Trustees’ fees payable	6
Accrued expenses	15,119

Total liabilities	1,531,093

NET ASSETS	$5,435,777

Net assets were comprised of:
Paid in capital	$8,198,071
Total distributable earnings (loss)	(2,762,294)

Net assets	$5,435,777

Class IB
Net asset value, offering and redemption price per share, $3,717,698 / 635,271 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.85

Class K
Net asset value, offering and redemption price per share, $1,718,079 / 293,666 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.85

(x)	Includes value of securities on loan of $1,444,143.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends	$226,770
Interest	739
Securities lending (net)	15,135

Total income	242,644

EXPENSES
Professional fees	36,123
Administrative fees	30,012
Investment management fees	25,111
Printing and mailing expenses	21,089
Custodian fees	12,000
Distribution fees – Class IB	9,105
Tax expense	1,807
Trustees’ fees	158
Miscellaneous	267

Gross expenses	135,672
Less: Waiver from investment manager	(55,123)
Reimbursement from investment manager	(53,309)

Net expenses	27,240

NET INVESTMENT INCOME (LOSS)	215,404

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	2,138
Net change in unrealized appreciation (depreciation) on investments in securities	276,737

NET REALIZED AND UNREALIZED GAIN (LOSS)	278,875

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$494,279

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$215,404	$107,625
Net realized gain (loss)	2,138	(20,212)
Net change in unrealized appreciation (depreciation)	276,737	(1,338,122)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	494,279	(1,250,709)

Distributions to shareholders:
Class IB	(84,981)	(78,653)
Class K	(43,383)	(30,479)

Total distributions to shareholders	(128,364)	(109,132)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 126,162 and 138,156 shares, respectively ]	743,688	962,909
Capital shares issued in reinvestment of dividends [ 15,200 and 13,163 shares, respectively ]	84,981	78,653
Capital shares repurchased [ (116,619) and (117,298) shares, respectively ]	(682,875)	(827,149)

Total Class IB transactions	145,794	214,413

Class K
Capital shares sold [ 98,579 and 30,719 shares, respectively ]	567,315	211,061
Capital shares issued in reinvestment of dividends [ 7,763 and 5,103 shares, respectively ]	43,383	30,479
Capital shares repurchased [ (21,681) and (16,885) shares, respectively ]	(129,203)	(118,018)

Total Class K transactions	481,495	123,522

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	627,289	337,935

TOTAL INCREASE (DECREASE) IN NET ASSETS	993,204	(1,021,906)
NET ASSETS:
Beginning of year	4,442,573	5,464,479

End of year	$5,435,777	$4,442,573

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019		2018		2017		2016	2015
Net asset value, beginning of year	$5.42		$7.13		$7.44		$6.13	$8.30

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.24		0.14		0.15		0.11	0.12
Net realized and unrealized gain (loss)	0.33		(1.72)		(0.30)		1.31	(2.18)

Total from investment operations	0.57		(1.58)		(0.15)		1.42	(2.06)

Less distributions:
Dividends from net investment income	(0.14)		(0.13)		(0.15)		(0.11)	(0.11)
Return of capital	—		—		(0.01)		—	— #

Total dividends and distributions	(0.14)		(0.13)		(0.16)		(0.11)	(0.11)

Net asset value, end of year	$5.85		$5.42		$7.13		$7.44	$6.13

Total return	10.59%		(22.28)%		(1.90)%		23.17%	(24.77)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,718		$3,310		$4,109		$3,715	$2,367
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.61	%**(j)	0.57	%(k)	0.69	%(m)	0.95%	0.95%
Before waivers and reimbursements (f)	2.74%		2.60%		2.40%		2.40%	2.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	4.10%		1.93%		2.28%		1.64%	1.54%
Before waivers and reimbursements (f)(x)	1.97%		(0.10)%		0.57%		0.20%	(0.13)%
Portfolio turnover rate^	7%		11%		20%		38%	22%

	Year Ended December 31,
Class K	2019		2018		2017		2016	2015
Net asset value, beginning of year	$5.42		$7.13		$7.44		$6.13	$8.30

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.28		0.16		0.15		0.12	0.12
Net realized and unrealized gain (loss)	0.30		(1.72)		(0.28)		1.32	(2.16)

Total from investment operations	0.58		(1.56)		(0.13)		1.44	(2.04)

Less distributions:
Dividends from net investment income	(0.15)		(0.15)		(0.17)		(0.13)	(0.13)
Return of capital	—		—		(0.01)		—	— #

Total dividends and distributions	(0.15)		(0.15)		(0.18)		(0.13)	(0.13)

Net asset value, end of year	$5.85		$5.42		$7.13		$7.44	$6.13

Total return	10.87%		(22.05)%		(1.67)%		23.48%	(24.59)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,718		$1,133		$1,355		$2,242	$2,626
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.37	%**(j)	0.32	%(k)	0.49	%(m)	0.70%	0.70%
Before waivers and reimbursements (f)	2.60%		2.33%		2.03%		2.07%	2.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	4.79%		2.19%		2.14%		1.79%	1.63%
Before waivers and reimbursements (f)(x)	2.56%		0.18%		0.60%		0.42%	0.07%
Portfolio turnover rate^	7%		11%		20%		38%	22%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

**	Includes Tax Expense of 0.04%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.94% for Class IB and 0.69% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.90% for Class IB and 0.65% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.90% for Class IB and 0.70% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	19.98%	8.20%	7.98%
Portfolio – Class K Shares*	20.26	8.47	8.25
MSCI ACWI Minimum Volatility (Net) Index	21.05	9.18	9.20
MSCI AC World (Net) Index	26.60	8.41	7.94

* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 19.98% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the MSCI ACWI Minimum Volatility (Net) Index and the MSCI AC World (Net) Index, which returned 21.05% and 26.60%, respectively.

Portfolio Highlights

On an absolute basis, all of the Portfolio’s holdings contributed positively to returns, although their low-volatility attributes meant they underperformed their traditional counterparts in what was a significant rally in global stocks. Despite that, low volatility as a sector performed better than might be expected, because periodic corrections and spikes in volatility that rocked markets at various points throughout the year offered them an opportunity to shine.

What helped performance during the year*?

•	Compared to the minimum volatility benchmark, stock selection within developed equities added to performance.

•	An underweight to the health care sector helped performance relative to the benchmark. Real estate sector exposure was also beneficial.

What hurt performance during the year*?

•	Stock selection within the materials and consumer staples sectors was the top detractor to performance.

•	On a market-cap basis, exposure to U.S. mid-cap and U.S. small-cap equities negatively impacted performance.

*	The Portfolio does not hold a position in any single security directly but has exposure through ETFs.

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Equity	86.3%
Repurchase Agreements	13.7

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
iShares Edge MSCI Min Vol Global ETF	24.1%
Citigroup Global Markets Ltd	11.8
iShares Edge MSCI Min Vol EAFE ETF	11.3
Invesco S&P International Developed Low Volatility ETF	10.7
Invesco S&P MidCap Low Volatility ETF	5.8
iShares Edge MSCI Min Vol Emerging Markets ETF	5.2
Invesco S&P Emerging Markets Low Volatility ETF	5.1
Invesco S&P 500 High Dividend Low Volatility ETF	4.7
SPDR SSGA US Large Cap Low Volatility Index ETF	4.6
Invesco S&P 500 Low Volatility ETF	4.5

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,052.90	$3.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.75	3.49
Class K
Actual	1,000.00	1,053.70	2.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.01	2.22

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.69% and 0.44%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (99.5%)
Invesco S&P 500 High Dividend Low Volatility ETF (x)	16,240	$715,047
Invesco S&P 500 Low Volatility ETF (x)	11,690	681,995
Invesco S&P Emerging Markets Low Volatility ETF	32,470	779,280
Invesco S&P International Developed Low Volatility ETF (x)	48,170	1,643,560
Invesco S&P MidCap Low Volatility ETF (x)	16,650	895,936
Invesco S&P SmallCap Low Volatility ETF (x)	8,900	452,832
iShares Edge MSCI Min Vol EAFE ETF (x)	23,250	1,733,055
iShares Edge MSCI Min Vol Emerging Markets ETF	13,650	800,709
iShares Edge MSCI Min Vol Global ETF (x)	38,420	3,681,790
iShares Edge MSCI Min Vol USA ETF (x)	10,290	675,024
SPDR SSGA US Large Cap Low Volatility Index ETF (x)	6,110	697,762
SPDR SSGA US Small Cap Low Volatility Index ETF (x)	4,440	444,355

Total Exchange Traded Funds (99.5%) (Cost $10,612,087)		13,201,345

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (15.8%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,802,925, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $1,838,810. (xx)	$1,802,755	1,802,755
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $300,046, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $306,002. (xx)	300,000	300,000

Total Repurchase Agreements		2,102,755

Total Short-Term Investments (15.8%) (Cost $2,102,755)		2,102,755

Total Investments in Securities (115.3%) (Cost $12,714,842)		15,304,100
Other Assets Less Liabilities (-15.3%)		(2,036,830)

Net Assets (100%)		$13,267,270

(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $2,620,489. This was collateralized by $600,457 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $2,102,755 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$13,201,345	$—	$—	$13,201,345
Short-Term Investments
Repurchase Agreements	—	2,102,755	—	2,102,755

Total Assets	$13,201,345	$2,102,755	$—	$15,304,100

Total Liabilities	$—	$—	$—	$—

Total	$13,201,345	$2,102,755	$—	$15,304,100

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,012,316
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,063,574

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,620,319
Aggregate gross unrealized depreciation	(34,881)

Net unrealized appreciation	$2,585,438

Federal income tax cost of investments in securities and derivative instruments, if applicable	$12,718,662

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $10,612,087)	$13,201,345
Repurchase Agreements (Cost $2,102,755)	2,102,755
Cash	188,214
Securities lending income receivable	6,577
Receivable for Portfolio shares sold	3,525
Receivable from investment manager	1,777
Other assets	48

Total assets	15,504,241

LIABILITIES
Payable for return of collateral on securities loaned	2,102,755
Payable for securities purchased	84,725
Distribution fees payable – Class IB	774
Payable for Portfolio shares redeemed	126
Accrued expenses	48,591

Total liabilities	2,236,971

NET ASSETS	$13,267,270

Net assets were comprised of:
Paid in capital	$10,641,032
Total distributable earnings (loss)	2,626,238

Net assets	$13,267,270

Class IB
Net asset value, offering and redemption price per share, $3,733,009 / 291,872 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.79

Class K
Net asset value, offering and redemption price per share, $9,534,261 / 745,545 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.79

(x)	Includes value of securities on loan of $2,620,489.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends	$399,550
Interest	1,456
Securities lending (net)	51,086

Total income	452,092

EXPENSES
Investment management fees	60,874
Professional fees	36,297
Administrative fees	30,006
Printing and mailing expenses	21,497
Custodian fees	14,000
Distribution fees – Class IB	8,837
Trustees’ fees	381
Tax expense	242
Miscellaneous	343

Gross expenses	172,477
Less: Waiver from investment manager	(90,880)
Reimbursement from investment manager	(19,941)

Net expenses	61,656

NET INVESTMENT INCOME (LOSS)	390,436

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	36,307
Net change in unrealized appreciation (depreciation) on investments in securities	1,753,331

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,789,638

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,180,074

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$390,436	$278,753
Net realized gain (loss)	36,307	13,363
Net change in unrealized appreciation (depreciation)	1,753,331	(656,530)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,180,074	(364,414)

Distributions to shareholders:
Class IB	(102,932)	(103,654)
Class K	(287,518)	(264,447)

Total distributions to shareholders	(390,450)	(368,101)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 130,845 and 104,139 shares, respectively ]	1,591,721	1,214,543
Capital shares issued in reinvestment of dividends and distributions [ 8,166 and 9,014 shares, respectively ]	102,932	103,654
Capital shares repurchased [ (145,080) and (29,507) shares, respectively ]	(1,767,098)	(350,917)

Total Class IB transactions	(72,445)	967,280

Class K
Capital shares sold [ 131,009 and 120,473 shares, respectively ]	1,594,952	1,414,098
Capital shares issued in reinvestment of dividends and distributions [ 22,814 and 22,976 shares, respectively ]	287,518	264,447
Capital shares repurchased [ (68,023) and (70,775) shares, respectively ]	(834,818)	(834,934)

Total Class K transactions	1,047,652	843,611

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	975,207	1,810,891

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,764,831	1,078,376
NET ASSETS:
Beginning of year	10,502,439	9,424,063

End of year	$13,267,270	$10,502,439

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019		2018		2017		2016	2015
Net asset value, beginning of year	$10.97		$11.76		$10.21		$9.91	$10.41

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.36		0.32		0.22		0.27	0.16
Net realized and unrealized gain (loss)	1.83		(0.72)		1.66		0.58	(0.20)

Total from investment operations	2.19		(0.40)		1.88		0.85	(0.04)

Less distributions:
Dividends from net investment income	(0.33)		(0.29)		(0.30)		(0.25)	(0.17)
Distributions from net realized gains	(0.04)		(0.10)		(0.03)		(0.30)	(0.26)
Return of capital	—		—		—		—	(0.03)

Total dividends and distributions	(0.37)		(0.39)		(0.33)		(0.55)	(0.46)

Net asset value, end of year	$12.79		$10.97		$11.76		$10.21	$9.91

Total return	19.98%		(3.58)%		18.45%		8.60%	(0.35)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,733		$3,268		$2,520		$2,729	$2,594
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.68	%(j)	0.68	%(j)	0.76	%(k)	0.95%	0.95%
Before waivers and reimbursements (f)	1.59%		1.77%		1.65%		2.31%	2.44%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.95%		2.72%		1.98%		2.60%	1.47%
Before waivers and reimbursements (f)(x)	2.05%		1.64%		1.09%		1.24%	(0.02)%
Portfolio turnover rate^	9%		2%		34%		15%	15%

	Year Ended December 31,
Class K	2019		2018		2017		2016	2015
Net asset value, beginning of year	$10.97		$11.76		$10.21		$9.91	$10.41

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.41		0.33		0.29		0.28	0.17
Net realized and unrealized gain (loss)	1.81		(0.70)		1.62		0.60	(0.19)

Total from investment operations	2.22		(0.37)		1.91		0.88	(0.02)

Less distributions:
Dividends from net investment income	(0.36)		(0.32)		(0.33)		(0.28)	(0.19)
Distributions from net realized gains	(0.04)		(0.10)		(0.03)		(0.30)	(0.26)
Return of capital	—		—		—		—	(0.03)

Total dividends and distributions	(0.40)		(0.42)		(0.36)		(0.58)	(0.48)

Net asset value, end of year	$12.79		$10.97		$11.76		$10.21	$9.91

Total return	20.26%		(3.34)%		18.74%		8.89%	(0.09)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$9,534		$7,235		$6,904		$2,358	$3,094
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.43	%(j)	0.43	%(j)	0.49	%(k)	0.70%	0.70%
Before waivers and reimbursements (f)	1.35%		1.48%		1.43%		1.99%	2.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	3.31%		2.78%		2.59%		2.66%	1.64%
Before waivers and reimbursements (f)(x)	2.40%		1.73%		1.65%		1.37%	0.20%
Portfolio turnover rate^	9%		2%		34%		15%	15%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.90% for Class IB and 0.65% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.92% for Class IB and 0.65% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/19

Since Incept.
Portfolio – Class IB Shares*	13.86%
Portfolio – Class K Shares*	14.21
1290 VT Moderate Growth Allocation Index	15.86
S&P 500® Index	21.73
Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index	11.35

* Date of inception 2/1/19. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.86% for the period ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the 1290 VT Moderate Growth Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which returned 15.86%, 21.73% and 11.35%, respectively.

Portfolio Highlights

The Portfolio holds allocations to ETFs invested in a mixture of global stocks, intermediate-term bonds and alternative investments. Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, on an absolute basis, the bulk of the Portfolio’s holdings produced attractive gains. The Portfolio’s return is largely driven by its relative allocation to the asset class performance detailed below.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in large U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, as macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

The Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Federal Reserve first placed interest-rate increases on the back burner and eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events.

What helped performance:

Within its fixed-income holdings, the Portfolio’s exposure to longer-duration securities contributed positive performance verses the composite index.

What hurt performance:

The Portfolio’s return lagged that of its composite benchmark slightly due to a comparatively lower weighting in equities.

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

In the alternative markets, categories and strategies that provided positive returns included precious metals and real estate. A global long/short strategy, as well as a global macro strategy, lagged the broader markets.

*	The Portfolio does not hold a position in any single security directly but has exposure through ETFs.

Sector Weightings as of December 31, 2019	% of Net Assets
Exchange Traded Funds	98.5%
Investment Company	1.0
Cash and Other	0.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,063.10	$5.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.96	5.30
Class K
Actual	1,000.00	1,065.40	4.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.22	4.02

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.04% and 0.79%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (64.2%)
iShares Core MSCI EAFE ETF	57,540	$3,753,910
iShares Core S&P 500 ETF	12,430	4,017,873
iShares Core S&P Mid-Cap ETF	6,400	1,317,248
iShares Core S&P Small-Cap ETF	3,260	273,351
iShares MSCI EAFE ETF	15,560	1,080,486
iShares Russell 2000 ETF	1,620	268,385
Vanguard Large-Cap ETF	9,170	1,355,693
Vanguard S&P 500 ETF	13,520	3,999,216

Total Equity		16,066,162

Fixed Income (34.3%)
Vanguard Intermediate-Term Corporate Bond ETF	94,280	8,610,593

Total Exchange Traded Funds (98.5%) (Cost $23,356,727)		24,676,755

SHORT-TERM INVESTMENT:
Investment Company (1.0%)
JPMorgan Prime Money Market Fund, IM Shares	256,049	256,126

Total Short-Term Investment (1.0%) (Cost $256,126)		256,126

Total Investments in Securities (99.5%) (Cost $23,612,853)		24,932,881
Other Assets Less Liabilities (0.5%)		130,324

Net Assets (100%)		$25,063,205

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$24,676,755	$—	$—	$24,676,755
Short-Term Investment
Investment Company	256,126	—	—	256,126

Total Assets	$24,932,881	$—	$—	$24,932,881

Total Liabilities	$—	$—	$—	$—

Total	$24,932,881	$—	$—	$24,932,881

The Portfolio held no derivatives contracts during the period ended December 31, 2019.

Investment security transactions for the period ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$29,600,853
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$6,441,449

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,315,920
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$1,315,920

Federal income tax cost of investments in securities and derivative instruments, if applicable	$23,616,961

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $23,612,853)	$24,932,881
Cash	149,999
Receivable for Portfolio shares sold	212,803
Deferred offering cost	1,529
Receivable from investment manager	1,179
Dividends, interest and other receivables	341
Other assets	1,073

Total assets	25,299,805

LIABILITIES
Payable for securities purchased	194,299
Distribution fees payable – Class IB	3,829
Payable for Portfolio shares redeemed	44
Trustees’ fees payable	7
Accrued expenses	38,421

Total liabilities	236,600

NET ASSETS	$25,063,205

Net assets were comprised of:
Paid in capital	$23,717,003
Total distributable earnings (loss)	1,346,202

Net assets	$25,063,205

Class IB
Net asset value, offering and redemption price per share, $19,469,140 / 1,743,789 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.16

Class K
Net asset value, offering and redemption price per share, $5,594,065 / 501,013 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.17

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2019*

INVESTMENT INCOME
Dividends	$398,065
Interest	2,746

Total income	400,811

EXPENSES
Investment management fees	83,108
Professional fees	43,266
Administrative fees	29,810
Printing and mailing expenses	21,299
Distribution fees – Class IB	17,726
Offering costs	16,463
Custodian fees	4,100
Tax expense	769
Trustees’ fees	268
Miscellaneous	1,168

Gross expenses	217,977
Less: Waiver from investment manager	(107,559)

Net expenses	110,418

NET INVESTMENT INCOME (LOSS)	290,393

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	197,243
Net change in unrealized appreciation (depreciation) on investments in securities	1,320,028

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,517,271

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,807,664

*	The Portfolio commenced operations on February 1, 2019.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

February 1, 2019* to December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$290,393
Net realized gain (loss)	197,243
Net change in unrealized appreciation (depreciation)	1,320,028

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,807,664

Distributions to shareholders:
Class IB	(357,574)
Class K	(121,667)

Total distributions to shareholders	(479,241)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,717,827 shares]	18,424,416
Capital shares issued in reinvestment of dividends and distributions [ 32,364 shares]	357,574
Capital shares repurchased [ (6,402) shares]	(68,875)

Total Class IB transactions	18,713,115

Class K
Capital shares sold [ 490,000 shares]	4,900,000
Capital shares issued in reinvestment of dividends and distributions [ 11,013 shares]	121,667

Total Class K transactions	5,021,667

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	23,734,782

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,063,205
NET ASSETS:
Beginning of period	—

End of period	$25,063,205

* Commencement of Operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25
Net realized and unrealized gain (loss)	1.14

Total from investment operations	1.39

Less distributions:
Dividends from net investment income	(0.13)
Distributions from net realized gains	(0.10)

Total dividends and distributions	(0.23)

Net asset value, end of period	$11.16

Total return (b)	13.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$19,469
Ratio of expenses to average net assets:
After waivers (a)(f)	1.04	%(j)
Before waivers (a)(f)	1.84%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.48	%(l)
Before waivers (a)(f)	1.65	%(l)
Portfolio turnover rate^	50	%(z)

Class K	February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23
Net realized and unrealized gain (loss)	1.19

Total from investment operations	1.42

Less distributions:
Dividends from net investment income	(0.15)
Distributions from net realized gains	(0.10)

Total dividends and distributions	(0.25)

Net asset value, end of period	$11.17

Total return (b)	14.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,594
Ratio of expenses to average net assets:
After waivers (a)(f)	0.77	%(j)
Before waivers (a)(f)	1.76%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.39	%(l)
Before waivers (a)(f)	1.38	%(l)
Portfolio turnover rate^	50	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class IB and 0.85% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	7.72%	1.96%
Portfolio – Class K Shares*	7.99	2.22
ICE BofAML 3-Month U.S. Treasury Bill Index	2.28	2.03

* Date of inception 11/13/17. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.72% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index, which returned 2.28% over the same period.

Portfolio Highlights

What helped performance during the year*?

•	Global real estate holdings were the top contributor to performance, led by U.S. real estate investment trusts (REITs). International REITs were also up.

•	Holdings in convertible securities were another top contributor to performance, as the asset class continued to benefit from the long-term equity bull market.

•

Holdings in precious and base metals, especially gold and silver, added to performance as worries over global economic health in the second half of the year triggered a surge of interest in precious metals.

What hurt performance during the year*?

•	Alternative strategies that detracted from performance over the past year included managed futures and a long/short global equity position, as its value-style tilt continued to underperform.

*	The Portfolio does not hold positions in any single security directly but has exposure through ETFs.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2019
Alternatives	44.4%
Fixed Income	17.9
Commodity	16.7
Equity	10.6
Specialty	8.5
Repurchase Agreement	1.9

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2019
ProShares Hedge Replication ETF	9.1%
SPDR Bloomberg Barclays Convertible Securities ETF	8.9
IQ Merger Arbitrage ETF	8.9
WisdomTree Managed Futures Strategy Fund	8.8
Invesco DB G10 Currency Harvest Fund	8.6
JPMorgan Diversified Alternatives ETF	8.5
Invesco DB Gold Fund	6.3
ProShares RAFI Long/Short	4.8
iShares Core US REIT ETF	4.8
Invesco DB Commodity Index Tracking Fund	4.7

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,029.70	$5.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.95	5.31
Class K
Actual	1,000.00	1,031.20	4.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.20	4.04

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.04% and 0.79%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Alternatives (45.2%)
IQ Merger Arbitrage ETF*	15,740	$522,568
JPMorgan Diversified Alternatives ETF*	21,100	498,593
JPMorgan Long/Short ETF*	11,220	246,320
ProShares Hedge Replication ETF (x)	11,390	531,583
ProShares RAFI Long/Short‡	8,210	283,491
WisdomTree Managed Futures Strategy Fund (x)	13,970	518,147

Total Alternatives		2,600,702

Commodity (17.0%)
Invesco DB Base Metals Fund	5,310	79,331
Invesco DB Commodity Index Tracking Fund	17,430	278,009
Invesco DB Gold Fund	8,130	367,964
Invesco DB Precious Metals Fund	1,200	49,926
Invesco DB Silver Fund	970	24,856
iShares Commodities Select Strategy ETF	5,480	180,337

Total Commodity		980,423

Equity (10.8%)
iShares Core US REIT ETF (x)	5,120	279,501
iShares MSCI Global Agriculture Producers ETF	3,100	89,737
Vanguard Global ex-U.S. Real Estate ETF	4,270	252,314

Total Equity		621,552

Fixed Income (18.2%)
iShares TIPS Bond ETF	2,200	256,454
SPDR Bloomberg Barclays Convertible Securities ETF	9,440	523,920
Vanguard Short-Term Inflation-Protected Securities ETF	5,410	266,605

Total Fixed Income		1,046,979

Specialty (8.7%)
Invesco DB G10 Currency Harvest Fund	20,620	501,272

Total Exchange Traded Funds (99.9%) (Cost $5,702,162)		5,750,928

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Repurchase Agreement (1.9%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $110,035, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $112,226. (xx)	$110,025	110,025

Total Short-Term Investment (1.9%) (Cost $110,025)		110,025

Total Investments in Securities (101.8%) (Cost $5,812,187)		5,860,953
Other Assets Less Liabilities (-1.8%)		(101,834)

Net Assets (100%)		$5,759,119

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $112,013. This was collateralized by $3,820 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/31/20 - 2/15/49 and by cash of $110,025 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS:
Alternatives
ProShares RAFI Long/Short**	8,120	434,555	—	(135,648)	(10,656)	(4,760)	283,491	6,821	—

**	Not affiliated at December 31, 2018.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$5,750,928	$—	$—	$5,750,928
Short-Term Investment
Repurchase Agreement	—	110,025	—	110,025

Total Assets	$5,750,928	$110,025	$—	$5,860,953

Total Liabilities	$—	$—	$—	$—

Total	$5,750,928	$110,025	$—	$5,860,953

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$802,111
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$219,790

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$221,066
Aggregate gross unrealized depreciation	(98,953)

Net unrealized appreciation	$122,113

Federal income tax cost of investments in securities and derivative instruments, if applicable	$5,738,840

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $307,202)	$283,491
Unaffiliated Issuers (Cost $5,394,960)	5,467,437
Repurchase Agreements (Cost $110,025)	110,025
Cash	69,815
Receivable from investment manager	6,329
Dividends, interest and other receivables	2,480
Securities lending income receivable	368
Other assets	28

Total assets	5,939,973

LIABILITIES
Payable for return of collateral on securities loaned	110,025
Accrued professional fees	28,854
Payable for securities purchased	22,617
Distribution fees payable – Class IB	128
Payable for Portfolio shares redeemed	16
Accrued expenses	19,214

Total liabilities	180,854

NET ASSETS	$5,759,119

Net assets were comprised of:
Paid in capital	$5,699,530
Total distributable earnings (loss)	59,589

Net assets	$5,759,119

Class IB
Net asset value, offering and redemption price per share, $625,215 / 62,156 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.06

Class K
Net asset value, offering and redemption price per share, $5,133,904 / 510,401 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.06

(x)	Includes value of securities on loan of $112,013.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($6,821 of dividend income received from affiliates)	$121,953
Interest	882
Securities lending (net)	8,657

Total income	131,492

EXPENSES
Professional fees	39,130
Administrative fees	30,002
Investment management fees	26,607
Printing and mailing expenses	21,101
Tax expense	963
Distribution fees – Class IB	850
Custodian fees	500
Trustees’ fees	167
Miscellaneous	1,266

Gross expenses	120,586
Less: Waiver from investment manager	(56,609)
Reimbursement from investment manager	(20,718)

Net expenses	43,259

NET INVESTMENT INCOME (LOSS)	88,233

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($(10,656) of realized gain (loss) from affiliates)	(4,721)
Net change in unrealized appreciation (depreciation) on investments in securities ($(4,760) of change in unrealized appreciation (depreciation) from affiliates)	317,925

NET REALIZED AND UNREALIZED GAIN (LOSS)	313,204

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$401,437

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$88,233	$99,299
Net realized gain (loss)	(4,721)	(1,807)
Net change in unrealized appreciation (depreciation)	317,925	(288,263)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	401,437	(190,771)

Distributions to shareholders:
Class IB	(11,035)	(1,250)
Class K	(114,392)	(68,508)

Total distributions to shareholders	(125,427)	(69,758)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 51,266 and 1,475 shares, respectively ]	509,921	14,365
Capital shares issued in reinvestment of dividends and distributions [ 1,108 and 129 shares, respectively ]	11,035	1,250
Capital shares repurchased [ (1,856) and (1) shares, respectively ]	(18,491)	(10)

Total Class IB transactions	502,465	15,605

Class K
Capital shares issued in reinvestment of dividends and distributions [ 11,477 and 7,047 shares, respectively ]	114,392	68,508

Total Class K transactions	114,392	68,508

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	616,857	84,113

TOTAL INCREASE (DECREASE) IN NET ASSETS	892,867	(176,416)
NET ASSETS:
Beginning of year	4,866,252	5,042,668

End of year	$5,759,119	$4,866,252

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				November 13, 2017* to December 31, 2017
Class IB	2019		2018
Net asset value, beginning of period	$9.53		$10.05		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.25		0.19		0.04
Net realized and unrealized gain (loss)	0.48		(0.60)		0.05

Total from investment operations	0.73		(0.41)		0.09

Less distributions:
Dividends from net investment income	(0.20)		(0.10)		(0.04)
Distributions from net realized gains	—		(0.01)		—

Total dividends and distributions	(0.20)		(0.11)		(0.04)

Net asset value, end of period	$10.06		$9.53		$10.05

Total return (b)	7.72%		(4.06)%		0.85%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$625		$111		$101
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.04	%***(j)	1.04	%(k)	1.07	%**(m)
Before waivers and reimbursements (a)(f)	2.88%		3.53%		4.19%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.50%		1.90%		3.34	%(l)
Before waivers and reimbursements (a)(f)(x)	0.66%		(0.58)%		0.23	%(l)
Portfolio turnover rate^	4%		5%		0	%(z)

	Year Ended December 31,				November 13, 2017* to December 31, 2017
Class K	2019		2018
Net asset value, beginning of period	$9.53		$10.05		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.20		0.05
Net realized and unrealized gain (loss)	0.60		(0.58)		0.04

Total from investment operations	0.76		(0.38)		0.09

Less distributions:
Dividends from net investment income	(0.23)		(0.13)		(0.04)
Distributions from net realized gains	—		(0.01)		—

Total dividends and distributions	(0.23)		(0.14)		(0.04)

Net asset value, end of period	$10.06		$9.53		$10.05

Total return (b)	7.99%		(3.82)%		0.88%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,134		$4,755		$4,942
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.80	%***(j)	0.79	%(k)	0.82	%**(m)
Before waivers and reimbursements (a)(f)	2.22%		3.20%		3.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.60%		1.99%		3.59	%(l)
Before waivers and reimbursements (a)(f)(x)	0.17%		(0.42)%		0.48	%(l)
Portfolio turnover rate^	4%		5%		0	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes Tax Expense of 0.05%.
***	Includes Tax Expense of 0.02%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.67% for Class IB and 1.42% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.65% for Class IB and 1.40% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.70% for Class IB and 1.45% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Palisade Capital Management, L.L.C.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	23.93%	7.14%	7.64%
Portfolio – Class K Shares*	24.27	7.42	7.92
ICE BofAML All U.S. Convertibles Index	23.15	8.48	9.03

* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 23.93% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the ICE BofAML All U.S. Convertibles Index, which returned 23.15% over the same period.

What helped performance during the year:

•

The Portfolio benefited from strong security selection in the technology sector, driven by triple-digit returns from Novellus Systems, Inc. and Advanced Micro Devices, Inc. An overweight to the technology sector, the best performing sector in the benchmark for the year, enhanced results.

•

An overweight to and outperformance in the relatively strong health care sector was also a tailwind during the year. Notably, positions in Exact Sciences Corporation and Nevro Corp. posted strong returns.

•

Outperformance in the financials sector was attributable to strong results from LendingTree, Inc. and Assurant Inc. Pfd., and also from an underweight exposure to the underperforming real estate investment trust (REIT) industry.

•	Elsewhere, the Portfolio was well served by underweights to the energy and consumer staples sectors, both of which posted negative returns for the year.

What hurt performance during the year:

•

The Portfolio’s industrials exposure held back results for the period, as Greenbrier Companies, Inc., Tutor Perini Corporation, and Dycom Industries, Inc. all were unable to keep pace with the benchmark return.

•	An overweight to the relatively weak transportation sector weighed on results for the period and a position in Atlas Air Worldwide Holdings, Inc. posted a disappointing return.

•	The Portfolio also lagged the benchmark return in the materials sector, and an underweight to the strongly performing automakers industry within consumer discretionary held back results.

Portfolio Characteristics As of December 31, 2019
Weighted Average Life (Years)	N/A
Weighted Average Coupon (%)	N/A
Weighted Average Effective Duration (Years)*	N/A
Weighted Average Rating**	BB

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1290 VT CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Exchange Traded Funds	29.6%
Information Technology	27.4
Health Care	16.3
Financials	5.6
Consumer Discretionary	5.2
Industrials	4.3
Communication Services	4.1
Repurchase Agreements	3.6
Investment Company	1.9
Utilities	1.3
Real Estate	1.3
Materials	0.6
Energy	0.5
Consumer Staples	0.3
Cash and Other	(2.0)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,072.00	$5.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.77	5.49
Class K
Actual	1,000.00	1,073.70	4.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.04	4.21

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.08% and 0.83%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCKS:
Financials (4.0%)
Banks (3.2%)
Bank of America Corp. 7.250%	250	$362,250
Wells Fargo & Co. 7.500%	350	507,500

		869,750

Insurance (0.4%)
Assurant, Inc. 6.500%	920	118,330

Thrifts & Mortgage Finance (0.4%)
New York Community Capital Trust V 6.000%	2,250	114,075

Total Financials		1,102,155

Health Care (3.8%)
Health Care Equipment & Supplies (2.8%)
Becton Dickinson and Co. 6.125%	6,316	413,445
Danaher Corp. 4.750% (x)	304	358,428

		771,873

Health Care Technology (0.3%)
Change Healthcare, Inc. 6.000%	1,627	97,604

Life Sciences Tools & Services (0.7%)
Avantor, Inc. 6.250%	2,993	188,559

Total Health Care		1,058,036

Industrials (0.8%)
Machinery (0.8%)
Fortive Corp. 5.000% (x)	213	207,198

Total Industrials		207,198

Information Technology (1.7%)
Semiconductors & Semiconductor Equipment (1.7%)
Broadcom, Inc. 8.000%	410	482,968

Total Information Technology		482,968

Materials (0.3%)
Chemicals (0.3%)
International Flavors & Fragrances, Inc. 6.000%	1,470	70,575

Total Materials		70,575

Real Estate (0.6%)
Equity Real Estate Investment Trusts (REITs) (0.6%)
Crown Castle International Corp. (REIT) 6.875%	130	166,626

Total Real Estate		166,626

Utilities (1.3%)
Electric Utilities (0.5%)
American Electric Power Co., Inc. 6.125%	2,431	131,590

Multi-Utilities (0.8%)
Sempra Energy 6.000%	1,800	216,036

Total Utilities		347,626

Total Convertible Preferred Stocks (12.5%) (Cost $3,084,753)		3,435,184

EXCHANGE TRADED FUNDS (ETF):
Fixed Income (29.6%)
iShares Convertible Bond ETF (x)	4,790	300,381
SPDR Bloomberg Barclays Convertible Securities ETF	141,860	7,873,230

Total Exchange Traded Funds (29.6%) (Cost $7,048,662)		8,173,611

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bonds (54.4%)
Communication Services (4.1%)
Diversified Telecommunication Services (0.2%)
Vonage Holdings Corp. 1.750%, 6/1/24§	$73,000	65,181

Entertainment (2.1%)
Liberty Media Corp.-Liberty Formula One 1.000%, 1/30/23	167,000	222,144
Live Nation Entertainment, Inc. 2.500%, 3/15/23	109,000	132,915
Pandora Media LLC 1.750%, 12/1/23	120,000	148,666
Zynga, Inc. 0.250%, 6/1/24§	69,000	70,294

		574,019

Interactive Media & Services (0.8%)
Momo, Inc. 1.250%, 7/1/25	38,000	35,221
Snap, Inc. 0.750%, 8/1/26§	71,000	73,868
Twitter, Inc. 0.250%, 6/15/24	107,000	103,389

		212,478

Media (1.0%)
DISH Network Corp. 3.375%, 8/15/26	282,000	271,256

Total Communication Services		1,122,934

Consumer Discretionary (5.2%)
Diversified Consumer Services (0.8%)
Chegg, Inc. 0.125%, 3/15/25§	210,000	215,987

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Hotels, Restaurants & Leisure (0.5%)
Caesars Entertainment Corp. 5.000%, 10/1/24	$74,000	$142,173

Internet & Direct Marketing Retail (2.9%)
Booking Holdings, Inc. 0.350%, 6/15/20	208,000	322,661
Etsy, Inc. (Zero Coupon), 3/1/23	124,000	174,598
IAC Financeco 3, Inc. 2.000%, 1/15/30§	207,000	241,279
Wayfair, Inc. 0.375%, 9/1/22	69,000	74,959

		813,497

Specialty Retail (1.0%)
Guess?, Inc. 2.000%, 4/15/24§	68,000	74,587
RH (Zero Coupon), 6/15/23 (x)	155,000	196,665

		271,252

Total Consumer Discretionary		1,442,909

Consumer Staples (0.3%)
Personal Products (0.3%)
Herbalife Nutrition Ltd. 2.625%, 3/15/24	92,000	95,434

Total Consumer Staples		95,434

Energy (0.5%)
Energy Equipment & Services (0.3%)
SEACOR Holdings, Inc. 3.250%, 5/15/30	88,000	79,808

Oil, Gas & Consumable Fuels (0.2%)
Cheniere Energy, Inc. 4.250%, 3/15/45	84,000	66,154

Total Energy		145,962

Financials (1.6%)
Capital Markets (0.5%)
New Mountain Finance Corp. 5.750%, 8/15/23	138,000	144,717

Consumer Finance (0.4%)
Encore Capital Group, Inc. 3.250%, 10/1/25§	50,000	53,891
PRA Group, Inc. 3.500%, 6/1/23	53,000	55,212

		109,103

Mortgage Real Estate Investment Trusts (REITs) (0.1%)
Western Asset Mortgage Capital Corp. (REIT) 6.750%, 10/1/22	32,000	32,451

Thrifts & Mortgage Finance (0.6%)
LendingTree, Inc. 0.625%, 6/1/22	98,000	153,311

Total Financials		439,582

Health Care (12.5%)
Biotechnology (5.8%)
BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	189,000	205,312
Clovis Oncology, Inc. 2.500%, 9/15/21	83,000	72,136
Exact Sciences Corp. 1.000%, 1/15/25	231,000	333,506
Incyte Corp. 1.250%, 11/15/20	58,000	98,172
Inovio Pharmaceuticals, Inc. 6.500%, 3/1/24§	45,000	37,461
Insmed, Inc. 1.750%, 1/15/25	104,000	100,184
Invitae Corp. 2.000%, 9/1/24§	58,000	52,473
Ionis Pharmaceuticals, Inc. 1.000%, 11/15/21	103,000	117,844
Ligand Pharmaceuticals, Inc. 0.750%, 5/15/23	199,000	171,745
Neurocrine Biosciences, Inc. 2.250%, 5/15/24	118,000	180,692
Retrophin, Inc. 2.500%, 9/15/25	36,000	27,817
Sarepta Therapeutics, Inc. 1.500%, 11/15/24	103,000	200,335

		1,597,677

Health Care Equipment & Supplies (2.5%)
CONMED Corp. 2.625%, 2/1/24§	67,000	92,463
DexCom, Inc. 0.750%, 12/1/23	142,000	210,330
Insulet Corp.
1.375%, 11/15/24	34,000	64,588
0.375%, 9/1/26§	141,000	146,215
Nevro Corp. 1.750%, 6/1/21	70,000	94,392
NuVasive, Inc. 2.250%, 3/15/21	31,000	41,263
Wright Medical Group NV 2.250%, 11/15/21	40,000	57,982

		707,233

Health Care Providers & Services (0.5%)
Anthem, Inc. 2.750%, 10/15/42	33,000	138,590

Health Care Technology (1.3%)
Allscripts Healthcare Solutions, Inc. 0.875%, 1/1/27§	48,000	46,951
Evolent Health, Inc. 2.000%, 12/1/21	79,000	70,809
Tabula Rasa HealthCare, Inc. 1.750%, 2/15/26§	96,000	95,940
Teladoc Health, Inc. 3.000%, 12/15/22	70,000	140,273

		353,973

Life Sciences Tools & Services (1.1%)
Illumina, Inc.
0.500%, 6/15/21	120,000	166,840

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
(Zero Coupon), 8/15/23 (x)	$46,000	$50,692
Repligen Corp. 0.375%, 7/15/24	82,000	88,442

		305,974

Pharmaceuticals (1.3%)
Dermira, Inc. 3.000%, 5/15/22	93,000	85,639
Horizon Pharma Investment Ltd. 2.500%, 3/15/22	63,000	83,199
Jazz Investments I Ltd. 1.875%, 8/15/21	141,000	145,001
Paratek Pharmaceuticals, Inc. 4.750%, 5/1/24	56,000	39,620

		353,459

Total Health Care		3,456,906

Industrials (3.5%)
Aerospace & Defense (0.2%)
Aerojet Rocketdyne Holdings, Inc. 2.250%, 12/15/23	33,000	59,916

Air Freight & Logistics (0.8%)
Atlas Air Worldwide Holdings, Inc. 1.875%, 6/1/24	85,000	71,663
Echo Global Logistics, Inc. 2.500%, 5/1/20	137,000	136,515

		208,178

Construction & Engineering (0.8%)
Dycom Industries, Inc. 0.750%, 9/15/21	112,000	108,547
Tutor Perini Corp. 2.875%, 6/15/21 (x)	125,000	118,892

		227,439

Machinery (1.2%)
Chart Industries, Inc. 1.000%, 11/15/24§	80,000	105,128
Fortive Corp. 0.875%, 2/15/22§	231,000	233,593

		338,721

Transportation Infrastructure (0.5%)
Macquarie Infrastructure Corp. 2.000%, 10/1/23	140,000	133,883

Total Industrials		968,137

Information Technology (25.7%)
Communications Equipment (1.9%)
Infinera Corp. 2.125%, 9/1/24	76,000	80,227
InterDigital, Inc. 2.000%, 6/1/24§	139,000	138,389
Lumentum Holdings, Inc. 0.250%, 3/15/24	210,000	306,075

		524,691

Electronic Equipment, Instruments & Components (0.8%)
II-VI, Inc. 0.250%, 9/1/22	71,000	72,331
Insight Enterprises, Inc. 0.750%, 2/15/25§	46,000	54,224
TTM Technologies, Inc. 1.750%, 12/15/20	63,000	99,259

		225,814

IT Services (3.3%)
Akamai Technologies, Inc. 0.125%, 5/1/25	148,000	163,502
Euronet Worldwide, Inc. 0.750%, 3/15/49 (x)§	44,000	52,483
GDS Holdings Ltd. 2.000%, 6/1/25 (x)	31,000	37,467
KBR, Inc. 2.500%, 11/1/23§	40,000	53,000
Okta, Inc.
0.250%, 2/15/23	41,000	99,398
0.125%, 9/1/25§	47,000	45,513
Square, Inc. 0.500%, 5/15/23	240,000	267,895
Twilio, Inc. 0.250%, 6/1/23	134,000	204,542

		923,800

Semiconductors & Semiconductor Equipment (9.1%)
Advanced Micro Devices, Inc. 2.125%, 9/1/26	47,000	272,339
Inphi Corp. 1.125%, 12/1/20	39,000	72,516
Microchip Technology, Inc.
1.625%, 2/15/25	145,000	311,931
1.625%, 2/15/27	387,000	551,475
Micron Technology, Inc. Series F 2.125%, 2/15/33	35,000	171,827
Novellus Systems, Inc. 2.625%, 5/15/41	29,000	264,431
ON Semiconductor Corp. 1.000%, 12/1/20	296,000	402,262
Rambus, Inc. 1.375%, 2/1/23	53,000	53,694
Silicon Laboratories, Inc. 1.375%, 3/1/22	80,000	106,226
Synaptics, Inc. 0.500%, 6/15/22	119,000	131,945
Teradyne, Inc. 1.250%, 12/15/23	74,000	162,292

		2,500,938

Software (9.6%)
Blackline, Inc. 0.125%, 8/1/24§	65,000	64,716
Coupa Software, Inc. 0.125%, 6/15/25§	124,000	146,613
CyberArk Software Ltd. (Zero Coupon), 11/15/24§	42,000	43,372
DocuSign, Inc. 0.500%, 9/15/23	78,000	96,852
FireEye, Inc. 0.875%, 6/1/24	174,000	174,898
Guidewire Software, Inc. 1.250%, 3/15/25	104,000	122,213

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
HubSpot, Inc. 0.250%, 6/1/22	$82,000	$141,784
New Relic, Inc. 0.500%, 5/1/23	307,000	298,338
Nutanix, Inc. (Zero Coupon), 1/15/23	135,000	134,279
Palo Alto Networks, Inc. 0.750%, 7/1/23	246,000	271,336
Pluralsight, Inc. 0.375%, 3/1/24§	80,000	69,434
Proofpoint, Inc. 0.250%, 8/15/24§	19,000	19,568
Q2 Holdings, Inc. 0.750%, 6/1/26§	72,000	82,749
RealPage, Inc. 1.500%, 11/15/22	63,000	87,727
ServiceNow, Inc. (Zero Coupon), 6/1/22	66,000	139,237
Splunk, Inc.
0.500%, 9/15/23	274,000	329,142
1.125%, 9/15/25	39,000	48,092
Verint Systems, Inc. 1.500%, 6/1/21	129,000	138,808
Workday, Inc. 0.250%, 10/1/22	124,000	158,401
Zendesk, Inc. 0.250%, 3/15/23	54,000	73,651

		2,641,210

Technology Hardware, Storage & Peripherals (1.0%)
Pure Storage, Inc. 0.125%, 4/15/23	205,000	203,289
Western Digital Corp. 1.500%, 2/1/24 (e)	62,000	60,721

		264,010

Total Information Technology		7,080,463

Materials (0.3%)
Metals & Mining (0.3%)
Allegheny Technologies, Inc. 4.750%, 7/1/22	26,000	41,294
Cleveland-Cliffs, Inc. 1.500%, 1/15/25	36,000	43,055

Total Materials		84,349

Real Estate (0.7%)
Equity Real Estate Investment Trusts (REITs) (0.5%)
Colony Capital, Inc. (REIT) 5.000%, 4/15/23	75,000	74,624
IH Merger Sub LLC (REIT) 3.500%, 1/15/22	32,000	43,050

		117,674

Real Estate Management & Development (0.2%)
Redfin Corp. 1.750%, 7/15/23	62,000	61,278

Total Real Estate		178,952

Total Convertible Bonds		15,015,628

Total Long-Term Debt Securities (54.4%) (Cost $13,248,619)		15,015,628

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (1.9%)
JPMorgan Prime Money Market Fund, IM Shares	530,539	530,698

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.6%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $872,915, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $890,290. (xx)	$872,833	872,833
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $67,527, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $68,868. (xx)	67,517	67,517
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $40,944, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $44,579. (xx)	40,940	40,940

Total Repurchase Agreements		981,290

Total Short-Term Investments (5.5%) (Cost $1,511,976)		1,511,988

Total Investments in Securities (102.0%) (Cost $24,894,010)		28,136,411
Other Assets Less Liabilities (-2.0%)		(550,995)

Net Assets (100%)		$27,585,416

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2019, the market value of these securities amounted to $2,375,372 or 8.6% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2019. Maturity date disclosed is the ultimate maturity date.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $963,138. This was collateralized by cash of $981,290 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Convertible Bonds
Communication Services	$—	$1,122,934	$—	$1,122,934
Consumer Discretionary	—	1,442,909	—	1,442,909
Consumer Staples	—	95,434	—	95,434
Energy	—	145,962	—	145,962
Financials	—	439,582	—	439,582
Health Care	—	3,456,906	—	3,456,906
Industrials	—	968,137	—	968,137
Information Technology	—	7,080,463	—	7,080,463
Materials	—	84,349	—	84,349
Real Estate	—	178,952	—	178,952
Convertible Preferred Stocks
Financials	1,102,155	—	—	1,102,155
Health Care	1,058,036	—	—	1,058,036
Industrials	207,198	—	—	207,198
Information Technology	482,968	—	—	482,968
Materials	70,575	—	—	70,575
Real Estate	166,626	—	—	166,626
Utilities	347,626	—	—	347,626
Exchange Traded Funds	8,173,611	—	—	8,173,611
Short-Term Investments
Investment Company	530,698	—	—	530,698
Repurchase Agreements	—	981,290	—	981,290

Total Assets	$12,139,493	$15,996,918	$—	$28,136,411

Total Liabilities	$—	$—	$—	$—

Total	$12,139,493	$15,996,918	$—	$28,136,411

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$9,835,808
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$8,246,519

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,532,057
Aggregate gross unrealized depreciation	(369,494)

Net unrealized appreciation	$3,162,563

Federal income tax cost of investments in securities and derivative instruments, if applicable	$24,973,848

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $23,912,720)	$27,155,121
Repurchase Agreements (Cost $981,290)	981,290
Cash	443,636
Due from Custodian	80,504
Dividends, interest and other receivables	56,552
Receivable for Portfolio shares sold	26,580
Receivable from investment manager	1,796
Securities lending income receivable	1,058
Other assets	102

Total assets	28,746,639

LIABILITIES
Payable for return of collateral on securities loaned	981,290
Payable for securities purchased	104,882
Distribution fees payable – Class IB	2,549
Payable for Portfolio shares redeemed	119
Trustees’ fees payable	8
Accrued expenses	72,375

Total liabilities	1,161,223

NET ASSETS	$27,585,416

Net assets were comprised of:
Paid in capital	$24,422,853
Total distributable earnings (loss)	3,162,563

Net assets	$27,585,416

Class IB
Net asset value, offering and redemption price per share, $12,254,509 / 1,037,603 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.81

Class K
Net asset value, offering and redemption price per share, $15,330,907 / 1,300,862 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.79

(x)	Includes value of securities on loan of $963,138.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends	$388,402
Interest	206,153
Securities lending (net)	6,652

Total income	601,207

EXPENSES
Investment management fees	171,379
Professional fees	60,599
Custodian fees	33,300
Administrative fees	32,530
Distribution fees – Class IB	27,622
Printing and mailing expenses	22,237
Trustees’ fees	763
Miscellaneous	7,721

Gross expenses	356,151
Less: Waiver from investment manager	(120,096)

Net expenses	236,055

NET INVESTMENT INCOME (LOSS)	365,152

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	946,646
Net change in unrealized appreciation (depreciation) on investments in securities	3,844,355

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,791,001

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,156,153

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$365,152	$492,619
Net realized gain (loss)	946,646	612,936
Net change in unrealized appreciation (depreciation)	3,844,355	(2,082,620)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,156,153	(977,065)

Distributions to shareholders:
Class IB	(630,647)	(469,109)
Class K	(824,846)	(603,821)

Total distributions to shareholders	(1,455,493)	(1,072,930)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 179,215 and 286,858 shares, respectively ]	2,053,476	3,247,350
Capital shares issued in reinvestment of dividends and distributions [ 54,390 and 44,336 shares, respectively ]	630,647	469,109
Capital shares repurchased [ (130,803) and (88,592) shares, respectively ]	(1,498,611)	(995,149)

Total Class IB transactions	1,185,512	2,721,310

Class K
Capital shares sold [ 230,466 and 156,007 shares, respectively ]	2,641,027	1,752,595
Capital shares issued in reinvestment of dividends and distributions [ 71,285 and 57,207 shares, respectively ]	824,846	603,821
Capital shares repurchased [ (149,153) and (100,371) shares, respectively ]	(1,695,649)	(1,137,390)

Total Class K transactions	1,770,224	1,219,026

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,955,736	3,940,336

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,656,396	1,890,341
NET ASSETS:
Beginning of year	20,929,020	19,038,679

End of year	$27,585,416	$20,929,020

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019		2018		2017		2016		2015
Net asset value, beginning of year	$10.06		$11.03		$10.20		$9.84		$10.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15		0.25		0.24		0.20		0.19
Net realized and unrealized gain (loss)	2.24		(0.70)		1.21		0.55		(0.53)

Total from investment operations	2.39		(0.45)		1.45		0.75		(0.34)

Less distributions:
Dividends from net investment income	(0.34)		(0.26)		(0.34)		(0.30)		(0.34)
Distributions from net realized gains	(0.30)		(0.26)		(0.28)		—		(0.16)
Return of capital	—		—		—		(0.09)		(0.01)

Total dividends and distributions	(0.64)		(0.52)		(0.62)		(0.39)		(0.51)

Net asset value, end of year	$11.81		$10.06		$11.03		$10.20		$9.84

Total return	23.93%		(4.22)%		14.28%		7.62%		(3.29)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,255		$9,403		$7,637		$5,572		$6,922
Ratio of expenses to average net assets:
After waivers (f)	1.10	%(j)	1.19	%***(k)	1.18	%(m)	1.22	%(m)	1.32%**
Before waivers (f)	1.59%		1.67%		1.72%		1.70%		1.78%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.35%		2.23%		2.11%		1.98%		1.77%
Before waivers (f)	0.86%		1.75%		1.58%		1.50%		1.32%
Portfolio turnover rate^	35%		32%		35%		33%		47%

	Year Ended December 31,
Class K	2019		2018		2017		2016		2015
Net asset value, beginning of year	$10.04		$11.01		$10.18		$9.82		$10.67

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18		0.27		0.25		0.22		0.21
Net realized and unrealized gain (loss)	2.24		(0.69)		1.23		0.56		(0.53)

Total from investment operations	2.42		(0.42)		1.48		0.78		(0.32)

Less distributions:
Dividends from net investment income	(0.37)		(0.29)		(0.37)		(0.32)		(0.36)
Distributions from net realized gains	(0.30)		(0.26)		(0.28)		—		(0.16)
Return of capital	—		—		—		(0.10)		(0.01)

Total dividends and distributions	(0.67)		(0.55)		(0.65)		(0.42)		(0.53)

Net asset value, end of year	$11.79		$10.04		$11.01		$10.18		$9.82

Total return	24.27%		(3.98)%		14.58%		7.91%		(3.05)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$15,331		$11,526		$11,402		$11,093		$10,951
Ratio of expenses to average net assets:
After waivers (f)	0.85	%(j)	0.94	%***(k)	0.93	%(m)	0.97	%(m)	1.07%**
Before waivers (f)	1.34%		1.41%		1.46%		1.45%		1.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.61%		2.40%		2.29%		2.24%		2.01%
Before waivers (f)	1.12%		1.93%		1.76%		1.76%		1.56%
Portfolio turnover rate^	35%		32%		35%		33%		47%
**	Includes Tax Expense of 0.02%.
***	Includes Tax Expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.22% for Class IB and 0.97% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.31% for Class IB and 1.06% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.30% for Class IB and 1.05% for Class K.

See Notes to Financial Statements.

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	DoubleLine Capital LP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	18.14%	5.35%	5.91%
Portfolio – Class K Shares*	18.41	5.61	6.17
60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	22.18	8.37	9.70
S&P 500® Index	31.49	11.70	14.30
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	3.05	2.69

* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

On May 1, 2017, the All Asset Moderate Growth – Alt 15 Portfolio was reorganized into the 1290 VT DoubleLine Dynamic Allocation Portfolio. Prior to that date, the predecessor portfolio pursuing a “Fund of Fund” investment approach, rather than investing directly in securities.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 18.14% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the 60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 22.18%, 31.49% and 8.72%, respectively.

Throughout the twelve-month period, the Portfolio’s allocation to equities was below the 60% benchmark allocation. This conservative positioning contributed to the Portfolio’s underperformance relative to the benchmark allocation.

The Shiller Barclays CAPE U.S. Sector Index (CAPE Index) outperformed the S&P 500® Index over the period. During the period the Shiller Barclays CAPE U.S. Sector Index was allocated to seven sectors: communication services, consumer staples, energy, health care, industrials, materials, and technology. Six of these sectors contributed positively to returns in the twelve months, with technology, communication services, and consumer staples making the greatest positive contributions. Energy was the only sector to detract from returns while the smallest positive contributors were health care and materials.

The Portfolio’s active equity investments outperformed the S&P 500® Index during the period. Stock selection in the consumer discretionary, health care, real estate, and communications services sectors made the greatest favorable contribution to relative returns. Security selection in technology, financials and industrials was a drag on relative performance. An overweight allocation to technology was a benefit to returns, while an overweight allocation to health care and energy hurt returns.

The return of the Portfolio’s fixed income investments was positive in the twelve-month period, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index. All sectors of the fixed income portfolio delivered positive returns. High yield, investment grade corporate bonds, and non-Agency mortgage backed securities (MBS) delivered the highest returns. Global bonds, government bonds, and bank loans were the lowest returning sectors within the fixed income allocation of the portfolio.

How did derivatives contribute/detract from performance during the year?

The Portfolio’s allocation to the Shiller Barclays CAPE U.S. Sector Index (the “CAPE Index”) was achieved using swap agreements on the CAPE Index. The Portfolio’s exposure to the CAPE Index contributed positively to returns in the year, as the CAPE Index outperformed its benchmark (the S&P 500® Index).

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2019
Weighted Average Life (Years)	6.36
Weighted Average Coupon (%)	3.58
Weighted Average Effective Duration (Years)*	4.65
Weighted Average Rating**	Baa1

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2019	% of Net Assets
U.S. Treasury Obligations	27.5%
Collateralized Mortgage Obligations	7.7
Information Technology	7.4
Asset-Backed Securities	7.2
Financials	7.2
Health Care	6.4
Investment Companies	6.0
Consumer Discretionary	5.3
Industrials	4.7
Communication Services	4.1
Energy	3.5
Mortgage-Backed Securities	3.3
Consumer Staples	3.0
Real Estate	1.5
Utilities	1.2
Materials	0.5
Repurchase Agreements	0.1
Cash and Other	3.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,054.10	$6.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.37	5.90
Class K
Actual	1,000.00	1,055.70	4.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.64	4.62

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.16% and 0.91%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (7.2%)
Ajax Mortgage Loan Trust,
Series 2018-C A 4.360%, 9/25/65 (l)§	$348,190	$352,318
Bayview Opportunity Master Fund IVa Trust,
Series 2019-SBR1 A1 3.475%, 6/28/34 (e)§	153,298	153,420
C-BASS TRUST,
Series 2007-CB1 AF6 3.485%, 1/25/37 (e)	1,301,389	585,581
CSMC Trust,
Series 2018-RPL8 A1 4.125%, 7/25/58 (l)§	250,063	252,079
Series 2019-JR1 A1 4.095%, 9/27/66 (l)§	616,435	620,801
Pretium Mortgage Credit Partners I LLC,
Series 2019-NPL2 A1 3.844%, 12/25/58 (e)§	396,499	398,491
PRPM LLC,
Series 2019-2A A1 3.967%, 4/25/24 (e)§	443,483	447,467
RASC Trust,
Series 2007-EMX1 A13 1.908%, 1/25/37 (l)	776,408	714,076
Vericrest Opportunity Loan Trust,
Series 2019-NPL3 A1 3.967%, 3/25/49 (e)§	258,104	259,367

Total Asset-Backed Securities		3,783,600

Collateralized Mortgage Obligations (7.7%)
CitiMortgage Alternative Loan Trust,
Series 2007-A2 1A5 6.000%, 2/25/37	583,562	578,404
FHLMC,
Series 358 300 3.000%, 10/15/47 STRIPS	369,805	374,647
Series 4484 CD 1.750%, 7/15/30	230,353	228,005
Series 4624 GA 2.500%, 4/15/40	329,258	331,596
Series 4749 LV 3.500%, 4/15/38	450,000	467,053
FNMA,
Series 2016-52 ZC 3.000%, 8/25/46	574,105	553,713
Series 2016-9 A 3.000%, 9/25/43	306,376	309,933
Series 2017-51 EA 3.000%, 11/25/42	356,602	363,836
Series 2018-21 (Zero Coupon), 4/25/48 PO	423,773	357,534
Series 2018-36 A 3.000%, 6/25/48	221,518	227,050
JP Morgan Mortgage Trust,
Series 2018-7FRB A2 2.458%, 4/25/46 (l)§	233,220	233,069

Total Collateralized Mortgage Obligations		4,024,840

Corporate Bonds (17.0%)
Communication Services (2.1%)
Diversified Telecommunication Services (0.8%)
AT&T, Inc. 5.250%, 3/1/37	65,000	77,657
CCO Holdings LLC
5.000%, 2/1/28§	30,000	31,348
4.750%, 3/1/30§	25,000	25,501
CenturyLink, Inc. 5.125%, 12/15/26§	25,000	25,441
Cincinnati Bell, Inc. 7.000%, 7/15/24 (x)§	25,000	26,219
Frontier Communications Corp. 8.000%, 4/1/27§	45,000	47,137
Intelsat Jackson Holdings SA 8.500%, 10/15/24§	35,000	31,850
Sprint Capital Corp. 6.875%, 11/15/28	50,000	54,187
Telesat Canada 6.500%, 10/15/27§	10,000	10,425
Verizon Communications, Inc. 4.272%, 1/15/36	60,000	67,808

		397,573

Entertainment (0.1%)
Lions Gate Capital Holdings LLC 6.375%, 2/1/24§	35,000	36,575

Media (1.0%)
Cengage Learning, Inc. 9.500%, 6/15/24§	20,000	17,362
Charter Communications Operating LLC
4.908%, 7/23/25	85,000	93,261
Comcast Corp. 3.700%, 4/15/24	70,000	74,628
CSC Holdings LLC 5.250%, 6/1/24	30,000	32,254
Diamond Sports Group LLC 5.375%, 8/15/26§	30,000	30,309
DISH DBS Corp. 5.875%, 11/15/24	20,000	20,413
Gray Television, Inc. 7.000%, 5/15/27§	50,000	55,500
iHeartCommunications, Inc.
6.375%, 5/1/26	10,000	10,822
8.375%, 5/1/27	5,000	5,505
5.250%, 8/15/27§	30,000	31,350
Interpublic Group of Cos., Inc. (The)
4.650%, 10/1/28	45,000	50,736
5.400%, 10/1/48	45,000	55,295
Nexstar Broadcasting, Inc. 5.625%, 7/15/27§	20,000	21,050
Sirius XM Radio, Inc. 5.500%, 7/1/29§	25,000	27,000

		525,485

Wireless Telecommunication Services (0.2%)
Gogo Intermediate Holdings LLC 9.875%, 5/1/24§	35,000	37,089
Sprint Corp. 7.125%, 6/15/24	25,000	26,887

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
T-Mobile USA, Inc. 4.500%, 2/1/26	$70,000	$71,705

		135,681

Total Communication Services		1,095,314

Consumer Discretionary (1.6%)
Auto Components (0.1%)
Icahn Enterprises LP
6.250%, 5/15/26	35,000	37,362
5.250%, 5/15/27§	20,000	20,442
Panther BF Aggregator 2 LP 6.250%, 5/15/26§	20,000	21,550

		79,354

Automobiles (0.1%)
Ford Motor Co. 7.450%, 7/16/31	20,000	23,779
General Motors Co. (ICE LIBOR USD 3 Month + 0.80%), 2.693%, 8/7/20 (k)	15,000	15,012

		38,791

Distributors (0.1%)
Performance Food Group, Inc. 5.500%, 10/15/27§	30,000	31,944

Hotels, Restaurants & Leisure (0.5%)
1011778 BC ULC 5.000%, 10/15/25§	20,000	20,686
Caesars Resort Collection LLC 5.250%, 10/15/25§	35,000	36,168
Eldorado Resorts, Inc. 6.000%, 4/1/25	30,000	31,417
Golden Nugget, Inc. 6.750%, 10/15/24§	55,000	56,929
Royal Caribbean Cruises Ltd. 3.700%, 3/15/28 (x)	50,000	51,220
Scientific Games International, Inc. 7.250%, 11/15/29§	15,000	16,275
Viking Cruises Ltd. 5.875%, 9/15/27§	40,000	42,642

		255,337

Household Durables (0.1%)
Tempur Sealy International, Inc. 5.500%, 6/15/26	26,000	27,463

Internet & Direct Marketing Retail (0.1%)
Expedia Group, Inc. 3.250%, 2/15/30§	50,000	47,711

Leisure Products (0.1%)
Hasbro, Inc. 3.500%, 9/15/27	60,000	59,431

Multiline Retail (0.2%)
Dollar Tree, Inc. 4.000%, 5/15/25	95,000	101,276

Specialty Retail (0.3%)
Carvana Co. 8.875%, 10/1/23§	25,000	26,359
Home Depot, Inc. (The) 3.900%, 6/15/47	55,000	61,932
PetSmart, Inc.
7.125%, 3/15/23§	20,000	19,600
5.875%, 6/1/25§	22,000	22,440
Staples, Inc. 7.500%, 4/15/26§	45,000	46,688

		177,019

Total Consumer Discretionary		818,326

Consumer Staples (1.4%)
Beverages (0.4%)
Anheuser-Busch Cos. LLC 4.900%, 2/1/46	45,000	53,518
Constellation Brands, Inc. 3.150%, 8/1/29	120,000	121,118
Cott Holdings, Inc. 5.500%, 4/1/25§	30,000	31,388

		206,024

Food & Staples Retailing (0.1%)
Albertsons Cos., Inc.
4.625%, 1/15/27§	25,000	24,938
5.875%, 2/15/28§	25,000	26,562

		51,500

Food Products (0.8%)
B&G Foods, Inc.
5.250%, 4/1/25	45,000	46,237
5.250%, 9/15/27	20,000	20,150
JBS USA Lux SA
5.875%, 7/15/24§	10,000	10,284
5.750%, 6/15/25§	5,000	5,181
6.750%, 2/15/28§	38,000	42,026
6.500%, 4/15/29§	20,000	22,225
Pilgrim’s Pride Corp. 5.750%, 3/15/25§	60,000	61,968
Post Holdings, Inc.
5.500%, 3/1/25§	55,000	57,448
5.500%, 12/15/29§	15,000	15,975
Smithfield Foods, Inc. 4.250%, 2/1/27§	115,000	118,392

		399,886

Household Products (0.0%)
Kronos Acquisition Holdings, Inc. 9.000%, 8/15/23§	20,000	19,000

Tobacco (0.1%)
Altria Group, Inc. 5.950%, 2/14/49	55,000	66,480

Total Consumer Staples		742,890

Energy (2.0%)
Energy Equipment & Services (0.3%)
Tervita Corp. 7.625%, 12/1/21§	45,000	45,281
Transocean Poseidon Ltd. 6.875%, 2/1/27§	30,000	31,800
Transocean, Inc. 7.250%, 11/1/25§	25,000	24,524
USA Compression Partners LP 6.875%, 9/1/27	65,000	67,619

		169,224

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Oil, Gas & Consumable Fuels (1.7%)
Antero Midstream Partners LP 5.750%, 3/1/27§	$13,000	$11,416
Cenovus Energy, Inc. 5.400%, 6/15/47	55,000	64,350
Cheniere Energy Partners LP
5.250%, 10/1/25	45,000	46,800
5.625%, 10/1/26	25,000	26,375
Diamondback Energy, Inc. 2.875%, 12/1/24	25,000	25,236
Energy Transfer Operating LP 4.750%, 1/15/26	50,000	54,110
Gulfport Energy Corp. 6.375%, 5/15/25	40,000	25,500
Hess Midstream Operations LP
5.625%, 2/15/26§	60,000	62,400
5.125%, 6/15/28§	30,000	30,300
Hilcorp Energy I LP 6.250%, 11/1/28§	25,000	23,750
Indigo Natural Resources LLC 6.875%, 2/15/26§	10,000	9,400
Kinder Morgan Energy Partners LP 6.950%, 1/15/38	50,000	65,936
Marathon Petroleum Corp. 5.125%, 12/15/26	55,000	62,436
MEG Energy Corp. 7.000%, 3/31/24§	10,000	10,062
Oasis Petroleum, Inc. 6.875%, 3/15/22	45,000	43,650
Occidental Petroleum Corp. 2.900%, 8/15/24	55,000	55,680
Parkland Fuel Corp. 5.875%, 7/15/27§	30,000	32,325
Parsley Energy LLC 5.625%, 10/15/27§	45,000	47,587
Peabody Energy Corp. 6.000%, 3/31/22 (x)§	25,000	24,375
QEP Resources, Inc. 5.625%, 3/1/26	15,000	14,630
Sabine Pass Liquefaction LLC 5.000%, 3/15/27	55,000	60,506
Sunoco LP
5.500%, 2/15/26	25,000	26,031
6.000%, 4/15/27	15,000	15,938
Targa Resources Partners LP 5.500%, 3/1/30§	60,000	61,800

		900,593

Total Energy		1,069,817

Financials (4.0%)
Banks (1.0%)
Bank of America Corp. (ICE LIBOR USD 3 Month + 1.21%), 3.974%, 2/7/30 (k)	50,000	54,729
Bank of Montreal (USD Swap Semi 5 Year + 1.43%), 3.803%, 12/15/32 (k)	40,000	41,654
Bank of Nova Scotia (The) 3.400%, 2/11/24	90,000	94,106
Citigroup, Inc. (ICE LIBOR USD 3 Month + 1.10%), 3.004%, 5/17/24 (k)	95,000	96,250
Commonwealth Bank of Australia 3.900%, 7/12/47§	40,000	43,436
Mitsubishi UFJ Financial Group, Inc. (ICE LIBOR USD 3 Month + 0.74%), 2.647%, 3/2/23 (k)	95,000	94,862
Santander Holdings USA, Inc. 3.400%, 1/18/23	90,000	92,272
Wells Fargo & Co. (ICE LIBOR USD 3 Month + 1.17%), 2.879%, 10/30/30 (k)	25,000	25,160

		542,469

Capital Markets (0.4%)
Goldman Sachs Group, Inc. (The) 3.625%, 2/20/24	90,000	94,449
Morgan Stanley (ICE LIBOR USD 3 Month + 0.85%), 3.737%, 4/24/24 (k)	90,000	94,006

		188,455

Consumer Finance (1.5%)
American Express Co. 3.400%, 2/22/24	90,000	94,203
Avolon Holdings Funding Ltd.
5.250%, 5/15/24§	30,000	32,752
3.950%, 7/1/24§	90,000	93,801
Capital One Financial Corp. (ICE LIBOR USD 3 Month + 0.72%), 2.656%, 1/30/23 (k)	145,000	145,278
Discover Financial Services 4.100%, 2/9/27	70,000	75,172
General Motors Financial Co., Inc. (ICE LIBOR USD 3 Month + 0.99%), 3.033%, 1/5/23 (k)	150,000	149,116
3.950%, 4/13/24	10,000	10,416
John Deere Capital Corp.
3.450%, 1/10/24	75,000	79,038
2.600%, 3/7/24	15,000	15,302
Springleaf Finance Corp.
6.625%, 1/15/28	30,000	33,825
5.375%, 11/15/29	15,000	15,638
Synchrony Financial 3.950%, 12/1/27	45,000	47,348

		791,889

Diversified Financial Services (0.4%)
Allied Universal Holdco LLC
6.625%, 7/15/26§	40,000	42,988
9.750%, 7/15/27§	15,000	15,994
MPH Acquisition Holdings LLC 7.125%, 6/1/24§	45,000	43,762
Refinitiv US Holdings, Inc. 6.250%, 5/15/26§	65,000	70,793
Verscend Escrow Corp. 9.750%, 8/15/26§	44,000	48,108

		221,645

Insurance (0.6%)
Alliant Holdings Intermediate LLC 6.750%, 10/15/27§	15,000	16,046
Athene Global Funding 3.000%, 7/1/22§	95,000	96,626

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
GTCR AP Finance, Inc. 8.000%, 5/15/27§	$20,000	$20,800
Liberty Mutual Group, Inc. 3.951%, 10/15/50§	50,000	52,523
NFP Corp. 6.875%, 7/15/25§	45,000	45,056
Prudential Financial, Inc. 3.905%, 12/7/47	40,000	43,275
Willis North America, Inc. 4.500%, 9/15/28	40,000	44,140

		318,466

Thrifts & Mortgage Finance (0.1%)
Nationstar Mortgage Holdings, Inc. 8.125%, 7/15/23§	35,000	36,977

Total Financials		2,099,901

Health Care (1.7%)
Biotechnology (0.2%)
AbbVie, Inc.
2.600%, 11/21/24§	50,000	50,491
4.700%, 5/14/45	60,000	66,812

		117,303

Health Care Providers & Services (1.1%)
Anthem, Inc. 2.375%, 1/15/25	25,000	24,943
Centene Corp.
4.250%, 12/15/27§	10,000	10,261
4.625%, 12/15/29§	15,000	15,752
Cigna Corp. (ICE LIBOR USD 3 Month + 0.89%), 2.891%, 7/15/23 (k)	70,000	70,239
4.900%, 12/15/48	85,000	101,148
CVS Health Corp. 5.050%, 3/25/48	80,000	94,721
HCA, Inc.
5.375%, 9/1/26	30,000	33,395
4.125%, 6/15/29	55,000	58,303
Select Medical Corp. 6.250%, 8/15/26§	65,000	70,149
Tenet Healthcare Corp. 5.125%, 11/1/27§	45,000	47,307
WellCare Health Plans, Inc. 5.375%, 8/15/26§	30,000	31,950
West Street Merger Sub, Inc. 6.375%, 9/1/25§	15,000	14,916

		573,084

Life Sciences Tools & Services (0.1%)
Avantor, Inc. 9.000%, 10/1/25§	45,000	50,233

Pharmaceuticals (0.3%)
Bausch Health Cos., Inc.
5.750%, 8/15/27§	25,000	27,187
7.000%, 1/15/28§	30,000	33,103
5.000%, 1/30/28§	20,000	20,528
7.250%, 5/30/29§	30,000	34,200
5.250%, 1/30/30§	20,000	20,646

		135,664

Total Health Care		876,284

Industrials (2.0%)
Aerospace & Defense (0.4%)
Bombardier, Inc. 6.000%, 10/15/22§	35,000	34,946
Lockheed Martin Corp. 4.700%, 5/15/46	75,000	94,838
TransDigm, Inc.
6.250%, 3/15/26§	55,000	59,500
6.375%, 6/15/26	15,000	15,897
5.500%, 11/15/27§	25,000	25,249

		230,430

Airlines (0.2%)
Delta Air Lines, Inc. 3.625%, 3/15/22	90,000	92,055

Building Products (0.2%)
Builders FirstSource, Inc. 5.625%, 9/1/24§	39,000	40,500
Owens Corning 4.400%, 1/30/48	55,000	53,055

		93,555

Commercial Services & Supplies (0.3%)
Aramark Services, Inc. 5.000%, 4/1/25§	25,000	26,159
Garda World Security Corp. 8.750%, 5/15/25§	35,000	35,919
GFL Environmental, Inc.
5.125%, 12/15/26§	30,000	31,541
8.500%, 5/1/27§	20,000	22,000
Waste Management, Inc. 4.000%, 7/15/39	40,000	44,398

		160,017

Construction & Engineering (0.1%)
AECOM 5.125%, 3/15/27	40,000	43,000

Industrial Conglomerates (0.0%)
General Electric Co. 5.875%, 1/14/38	20,000	24,128

Machinery (0.1%)
Colfax Corp.
6.000%, 2/15/24§	25,000	26,656
6.375%, 2/15/26§	10,000	10,898

		37,554

Professional Services (0.1%)
Dun & Bradstreet Corp. (The) 6.875%, 8/15/26§	30,000	33,150

Road & Rail (0.2%)
CSX Corp. 3.800%, 11/1/46	50,000	52,362
Penske Truck Leasing Co. LP 4.200%, 4/1/27§	55,000	58,499
Uber Technologies, Inc. 7.500%, 9/15/27§	20,000	20,506

		131,367

Trading Companies & Distributors (0.4%)
Air Lease Corp. 3.250%, 3/1/25	95,000	97,076

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Beacon Roofing Supply, Inc. 4.875%, 11/1/25§	$40,000	$40,200
United Rentals North America, Inc.
6.500%, 12/15/26	30,000	32,953
5.250%, 1/15/30	30,000	32,250

		202,479

Total Industrials		1,047,735

Information Technology (0.4%)
Communications Equipment (0.1%)
CommScope, Inc.
5.500%, 3/1/24§	10,000	10,417
6.000%, 3/1/26§	25,000	26,594

		37,011

IT Services (0.1%)
GTT Communications, Inc. 7.875%, 12/31/24§	20,000	15,019
Tempo Acquisition LLC 6.750%, 6/1/25§	55,000	56,788

		71,807

Semiconductors & Semiconductor Equipment (0.1%)
NXP BV 3.875%, 6/18/26§	55,000	58,041

Software (0.1%)
CDK Global, Inc. 5.250%, 5/15/29§	15,000	16,087
Genesys Telecommunications Laboratories, Inc. 10.000%, 11/30/24§	40,000	43,154

		59,241

Total Information Technology		226,100

Materials (0.5%)
Chemicals (0.1%)
Gates Global LLC 6.250%, 1/15/26§	20,000	20,279
Nutrien Ltd. 4.200%, 4/1/29	40,000	43,892

		64,171

Containers & Packaging (0.3%)
Berry Global, Inc. 5.625%, 7/15/27§	35,000	37,658
Flex Acquisition Co., Inc. 6.875%, 1/15/25§	30,000	30,225
Packaging Corp. of America 3.000%, 12/15/29	30,000	30,211
WRKCo., Inc. 3.750%, 3/15/25	50,000	52,356

		150,450

Metals & Mining (0.1%)
SunCoke Energy Partners LP 7.500%, 6/15/25§	40,000	38,467

Total Materials		253,088

Real Estate (0.8%)
Equity Real Estate Investment Trusts (REITs) (0.8%)
Alexandria Real Estate Equities, Inc. (REIT)
4.000%, 1/15/24	85,000	90,074
4.850%, 4/15/49	15,000	18,202
American Tower Corp. (REIT) 3.950%, 3/15/29	40,000	42,948
Crown Castle International Corp. (REIT) 3.650%, 9/1/27	40,000	42,129
MPT Operating Partnership LP (REIT) 5.250%, 8/1/26	45,000	47,371
Public Storage (REIT) 3.385%, 5/1/29	40,000	42,382
Simon Property Group LP (REIT) 2.450%, 9/13/29	25,000	24,552
Welltower, Inc. (REIT) 3.950%, 9/1/23	90,000	95,021

		402,679

Total Real Estate		402,679

Utilities (0.5%)
Electric Utilities (0.3%)
Georgia Power Co. Series A 2.200%, 9/15/24	50,000	49,873
Monongahela Power Co. 5.400%, 12/15/43§	50,000	64,780
Southern California Edison Co. 4.000%, 4/1/47	30,000	31,136

		145,789

Gas Utilities (0.1%)
Brooklyn Union Gas Co. (The) 4.487%, 3/4/49§	35,000	40,189

Independent Power and Renewable Electricity Producers (0.1%)
Calpine Corp.
5.250%, 6/1/26§	45,000	46,912
4.500%, 2/15/28§	15,000	15,129
5.125%, 3/15/28§	25,000	25,518

		87,559

Total Utilities		273,537

Total Corporate Bonds		8,905,671

Mortgage-Backed Securities (3.3%)
FHLMC
3.000%, 9/1/46	503,808	516,092
4.000%, 4/1/47	320,438	336,912
4.000%, 10/1/48	73,995	77,314
FNMA UMBS
3.000%, 4/1/37	378,747	388,932
2.500%, 2/1/47	410,573	408,283

Total Mortgage-Backed Securities		1,727,533

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
U.S. Treasury Obligations (10.4%)
U.S. Treasury Bonds
3.125%, 2/15/43	$170,000	$193,157
3.625%, 8/15/43	140,000	172,055
3.750%, 11/15/43	130,000	162,889
2.750%, 11/15/47	380,000	408,527
U.S. Treasury Inflation Linked Notes
0.125%, 10/15/24 TIPS	270,821	272,355
0.875%, 1/15/29 TIPS	101,918	108,252
U.S. Treasury Notes
2.500%, 1/15/22	140,000	142,544
2.625%, 2/28/23	240,000	247,433
2.500%, 3/31/23	260,000	267,210
2.750%, 4/30/23	250,000	259,062
1.625%, 5/31/23	160,000	160,021
2.125%, 9/30/24	270,000	275,386
2.250%, 10/31/24	270,000	277,045
2.750%, 2/28/25	140,000	147,232
3.000%, 9/30/25	240,000	256,329
2.375%, 5/15/27	310,000	321,538
2.250%, 8/15/27	270,000	277,684
2.250%, 11/15/27	270,000	277,712
2.375%, 5/15/29	1,170,000	1,216,960

Total U.S. Treasury Obligations		5,443,391

Total Long-Term Debt Securities (45.6%) (Cost $23,241,879)		23,885,035

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.0%)
Interactive Media & Services (2.0%)
Alphabet, Inc., Class A*	420	562,544
Facebook, Inc., Class A*	2,257	463,249

		1,025,793

Total Communication Services		1,025,793

Consumer Discretionary (3.7%)
Hotels, Restaurants & Leisure (0.4%)
Domino’s Pizza, Inc.	760	223,273

Internet & Direct Marketing Retail (1.8%)
Amazon.com, Inc.*	369	681,853
Booking Holdings, Inc.*	115	236,179

		918,032

Multiline Retail (1.1%)
Dollar General Corp.	1,913	298,390
Target Corp.	2,064	264,625

		563,015

Specialty Retail (0.4%)
O’Reilly Automotive, Inc.*	515	225,704

Total Consumer Discretionary		1,930,024

Consumer Staples (1.6%)
Beverages (0.4%)
Constellation Brands, Inc., Class A	1,231	233,582

Food & Staples Retailing (0.3%)
Sysco Corp.	1,891	161,756

Tobacco (0.9%)
Philip Morris International, Inc.	5,328	453,360

Total Consumer Staples		848,698

Energy (1.5%)
Energy Equipment & Services (0.3%)
Halliburton Co.	6,116	149,658

Oil, Gas & Consumable Fuels (1.2%)
Continental Resources, Inc.	4,090	140,287
Devon Energy Corp.	7,166	186,101
Pioneer Natural Resources Co.	2,181	330,138

		656,526

Total Energy		806,184

Financials (3.2%)
Banks (1.5%)
Citigroup, Inc.	5,420	433,004
Wells Fargo & Co.	6,409	344,804

		777,808

Capital Markets (0.9%)
Charles Schwab Corp. (The)	5,125	243,745
Intercontinental Exchange, Inc.	2,569	237,761

		481,506

Insurance (0.8%)
Aflac, Inc.	4,447	235,246
Willis Towers Watson plc	786	158,725

		393,971

Total Financials		1,653,285

Health Care (4.7%)
Biotechnology (0.2%)
BioMarin Pharmaceutical, Inc.*	1,347	113,889

Health Care Equipment & Supplies (1.4%)
Abbott Laboratories	2,829	245,727
Alcon, Inc.*	2,831	160,150
Boston Scientific Corp.*	7,246	327,664

		733,541

Health Care Providers & Services (1.4%)
Anthem, Inc.	956	288,740
UnitedHealth Group, Inc.	1,514	445,086

		733,826

Pharmaceuticals (1.7%)
AstraZeneca plc (ADR)	6,909	344,483
Novartis AG (ADR)	2,793	264,469
Zoetis, Inc.	1,849	244,715

		853,667

Total Health Care		2,434,923

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Industrials (2.7%)
Aerospace & Defense (1.5%)
Boeing Co. (The)	1,296	$422,185
Lockheed Martin Corp.	504	196,248
Northrop Grumman Corp.	495	170,265

		788,698

Air Freight & Logistics (0.4%)
FedEx Corp.	1,336	202,016

Industrial Conglomerates (0.5%)
Honeywell International, Inc.	1,661	293,997

Machinery (0.3%)
Fortive Corp.	1,851	141,398

Total Industrials		1,426,109

Information Technology (7.0%)
Electronic Equipment, Instruments & Components (0.4%)
Corning, Inc.	7,000	203,770

IT Services (1.8%)
Cognizant Technology Solutions Corp., Class A	3,409	211,426
PayPal Holdings, Inc.*	2,671	288,922
Visa, Inc., Class A	2,382	447,578

		947,926

Semiconductors & Semiconductor Equipment (1.1%)
Analog Devices, Inc.	2,248	267,153
Lam Research Corp.	955	279,242

		546,395

Software (3.0%)
Adobe, Inc.*	1,128	372,026
Microsoft Corp.	6,393	1,008,176
Splunk, Inc.*	1,250	187,212

		1,567,414

Technology Hardware, Storage & Peripherals (0.7%)
Apple, Inc.	1,308	384,094

Total Information Technology		3,649,599

Real Estate (0.7%)
Equity Real Estate Investment Trusts (REITs) (0.7%)
American Tower Corp. (REIT)	1,686	387,477

Total Real Estate		387,477

Utilities (0.7%)
Electric Utilities (0.7%)
NextEra Energy, Inc.	1,578	382,128

Total Utilities		382,128

Total Common Stocks (27.8%) (Cost $11,681,990)		14,544,220

INVESTMENT COMPANIES:
Fixed Income (6.0%)
DoubleLine Floating Rate Fund , Class I‡	125,584	1,204,349
DoubleLine Global Bond Fund , Class I‡	184,756	1,932,551

Total Investment Companies (6.0%) (Cost $3,132,360)		3,136,900

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.1%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $27,800, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $28,353. (xx)	$27,797	27,797
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $4,572, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $4,662. (xx)	4,571	4,571
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $7,408, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $8,065. (xx)	7,407	7,407

Total Repurchase Agreements		39,775

U.S. Treasury Obligations (17.1%)
U.S. Treasury Bills
1.44%, 2/6/20 (p)	1,000,000	998,525
1.55%, 5/21/20 (p)	8,000,000	7,951,536

Total U.S. Treasury Obligations		8,950,061

Total Short-Term Investments (17.2%) (Cost $8,989,923)		8,989,836

Total Investments in Securities (96.6%) (Cost $47,046,152)		50,555,991
Other Assets Less Liabilities (3.4%)		1,764,507

Net Assets (100%)		$52,320,498

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2019, the market value of these securities amounted to $6,528,374 or 12.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2019. Maturity date disclosed is the ultimate maturity date.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.

(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $39,139. This was collateralized by cash of $39,775 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	—	American Depositary Receipt
CAPE	—	Cyclically Adjusted Price Earnings
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
ICE	—	Intercontinental Exchange
LIBOR	—	London Interbank Offered Rate
PO	—	Principal Only
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TIPS	—	Treasury Inflation Protected Security
UMBS	—	Uniform Mortgage-Backed Securities
USD	—	United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Fixed Income
DoubleLine Floating Rate Fund, Class I	125,584	2,467,491	—	(1,300,000)	(40,441)	77,299	1,204,349	114,275	—
DoubleLine Global Bond Fund, Class I	184,756	1,671,972	650,000	(450,000)	7,801	52,778	1,932,551	24,782	100

Total		4,139,463	650,000	(1,750,000)	(32,640)	130,077	3,136,900	139,057	100

OTC Total return swap contracts outstanding as of December 31, 2019 (Note 1):

Reference Entity	Payments Made by Portfolio	Payments Received by Portfolio	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation) ($)
Shiller Barclays CAPE US Sector ER USD Index	0.47% and decrease in total return of index	Increase in total return of index	At termination	Barclays Bank plc	2/10/2020	USD 9,400,000	340,990

							340,990

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$3,783,600	$—	$3,783,600
Collateralized Mortgage Obligations	—	4,024,840	—	4,024,840
Common Stocks
Communication Services	1,025,793	—	—	1,025,793
Consumer Discretionary	1,930,024	—	—	1,930,024
Consumer Staples	848,698	—	—	848,698
Energy	806,184	—	—	806,184
Financials	1,653,285	—	—	1,653,285
Health Care	2,434,923	—	—	2,434,923
Industrials	1,426,109	—	—	1,426,109
Information Technology	3,649,599	—	—	3,649,599
Real Estate	387,477	—	—	387,477
Utilities	382,128	—	—	382,128
Corporate Bonds
Communication Services	—	1,095,314	—	1,095,314
Consumer Discretionary	—	818,326	—	818,326
Consumer Staples	—	742,890	—	742,890
Energy	—	1,069,817	—	1,069,817
Financials	—	2,099,901	—	2,099,901
Health Care	—	876,284	—	876,284
Industrials	—	1,047,735	—	1,047,735
Information Technology	—	226,100	—	226,100
Materials	—	253,088	—	253,088
Real Estate	—	402,679	—	402,679
Utilities	—	273,537	—	273,537
Investment Companies	3,136,900	—	—	3,136,900
Mortgage-Backed Securities	—	1,727,533	—	1,727,533
Short-Term Investments
Repurchase Agreements	—	39,775	—	39,775
U.S. Treasury Obligations	—	8,950,061	—	8,950,061
Total Return Swaps	—	340,990	—	340,990
U.S. Treasury Obligations	—	5,443,391	—	5,443,391

Total Assets	$17,681,120	$33,215,861	$—	$50,896,981

Total Liabilities	$—	$—	$—	$—

Total	$17,681,120	$33,215,861	$—	$50,896,981

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$340,990

Total		$340,990

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Swaps	Total
Equity contracts	$2,715,733	$2,715,733

Total	$2,715,733	$2,715,733

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Swaps	Total
Equity contracts	$405,892	$405,892

Total	$405,892	$405,892

^ This Portfolio held swaps contracts as a substitute for investing in conventional securities.

The Portfolio held swaps contracts with an average notional value of approximately $11,127,000 during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc	$340,990	$—	$(325,000)	$15,990

Total	$340,990	$—	$(325,000)	$15,990

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$19,130,837
Long-term U.S. government debt securities	9,557,892

$28,688,729

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$21,184,623
Long-term U.S. government debt securities	10,461,702

$31,646,325

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,547,447
Aggregate gross unrealized depreciation	(748,951)

Net unrealized appreciation	$3,798,496

Federal income tax cost of investments in securities and derivative instruments, if applicable	$47,098,485

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $3,132,360)	$3,136,900
Unaffiliated Issuers (Cost $43,874,017)	47,379,316
Repurchase Agreements (Cost $39,775)	39,775
Cash	1,369,729
Market value on OTC swap contracts	340,990
Dividends, interest and other receivables	172,642
Receivable for Portfolio shares sold	47,270
Receivable from investment manager	682
Securities lending income receivable	25
Other assets	246

Total assets	52,487,575

LIABILITIES
Payable for return of collateral on securities loaned	39,775
Payable for securities purchased	36,962
Payable for Portfolio shares redeemed	20,286
Distribution fees payable – Class IB	10,792
Accrued expenses	59,262

Total liabilities	167,077

NET ASSETS	$52,320,498

Net assets were comprised of:
Paid in capital	$48,674,979
Total distributable earnings (loss)	3,645,519

Net assets	$52,320,498

Class IB
Net asset value, offering and redemption price per share, $51,438,759 / 4,330,045 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.88

Class K
Net asset value, offering and redemption price per share, $881,739 / 74,213 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.88

(x)	Includes value of securities on loan of $39,139.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest	$1,234,734
Dividends ($139,057 of dividend income received from affiliates)	369,302
Securities lending (net)	1,447

Total income	1,605,483

EXPENSES
Investment management fees	421,615
Distribution fees – Class IB	117,787
Professional fees	85,482
Administrative fees	53,719
Custodian fees	24,500
Printing and mailing expenses	24,238
Trustees’ fees	1,874
Miscellaneous	3,959

Gross expenses	733,174
Less: Waiver from investment manager	(105,668)

Net expenses	627,506

NET INVESTMENT INCOME (LOSS)	977,977

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($(32,640) of realized gain (loss) from affiliates)	942,519
Net distributions of realized gain received from underlying funds ($100 received from affiliates)	200
Swaps	2,715,733

Net realized gain (loss)	3,658,452

Change in unrealized appreciation (depreciation) on:
Investments in securities ($130,077 of change in unrealized appreciation (depreciation) from affiliates)	4,294,249
Swaps	405,892

Net change in unrealized appreciation (depreciation)	4,700,141

NET REALIZED AND UNREALIZED GAIN (LOSS)	8,358,593

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,336,570

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$977,977	$927,231
Net realized gain (loss)	3,658,452	(1,254,230)
Net change in unrealized appreciation (depreciation)	4,700,141	(1,954,267)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,336,570	(2,281,266)

Distributions to shareholders:
Class IB	(2,619,149)	(1,774,045)
Class K	(46,589)	(538,379)

Total distributions to shareholders	(2,665,738)	(2,312,424)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 673,413 and 489,172 shares, respectively ]	7,922,202	5,606,723
Capital shares issued in reinvestment of dividends and distributions [ 222,645 and 156,952 shares, respectively ]	2,619,149	1,774,045
Capital shares repurchased [ (491,765) and (612,800) shares, respectively ]	(5,768,348)	(7,012,474)

Total Class IB transactions	4,773,003	368,294

Class K
Capital shares sold [ 79,913 and 88,334 shares, respectively ]	937,030	1,013,815
Capital shares issued in reinvestment of dividends and distributions [ 3,960 and 47,683 shares, respectively ]	46,589	538,379
Capital shares repurchased [ (1,131,399) and (111,976) shares, respectively ]	(13,613,621)	(1,266,285)

Total Class K transactions	(12,630,002)	285,909

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(7,856,999)	654,203

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,186,167)	(3,939,487)
NET ASSETS:
Beginning of year	53,506,665	57,446,152

End of year	$52,320,498	$53,506,665

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019		2018		2017		2016		2015
Net asset value, beginning of year	$10.60		$11.51		$11.10		$10.45		$11.07

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20		0.18		0.06	(x)	0.16	(x)	0.09	(x)
Net realized and unrealized gain (loss)	1.71		(0.63)		1.00		0.74		(0.50)

Total from investment operations	1.91		(0.45)		1.06		0.90		(0.41)

Less distributions:
Dividends from net investment income	(0.24)		(0.19)		(0.07)		(0.16)		(0.09)
Distributions from net realized gains	(0.39)		(0.27)		(0.58)		(0.09)		(0.12)

Total dividends and distributions	(0.63)		(0.46)		(0.65)		(0.25)		(0.21)

Net asset value, end of year	$11.88		$10.60		$11.51		$11.10		$10.45

Total return	18.14%		(4.10)%		9.53%		8.62%		(3.70)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$51,439		$41,616		$44,809		$34,882		$24,703
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.16	%(j)	1.19	%(k)	1.05%		0.64%		0.65%
Before waivers and reimbursements (f)	1.36%		1.28%		1.61%		1.01%		1.31%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.69%		1.57%		0.50	%(x)	1.49	%(x)	0.83	%(x)
Before waivers and reimbursements (f)	1.49%		1.49%		(0.06	)%(x)	1.11	%(x)	0.17	%(x)
Portfolio turnover rate^	67%		83%		175	%(h)	15%		25%

	Year Ended December 31,
Class K	2019		2018		2017		2016		2015
Net asset value, beginning of year	$10.60		$11.51		$11.10		$10.45		$11.07

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23		0.21		0.14	(x)	0.15	(x)	0.10	(x)
Net realized and unrealized gain (loss)	1.71		(0.63)		0.95		0.78		(0.48)

Total from investment operations	1.94		(0.42)		1.09		0.93		(0.38)

Less distributions:
Dividends from net investment income	(0.27)		(0.22)		(0.10)		(0.19)		(0.12)
Distributions from net realized gains	(0.39)		(0.27)		(0.58)		(0.09)		(0.12)

Total dividends and distributions	(0.66)		(0.49)		(0.68)		(0.28)		(0.24)

Net asset value, end of year	$11.88		$10.60		$11.51		$11.10		$10.45

Total return	18.41%		(3.86)%		9.79%		8.89%		(3.46)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$882		$11,891		$12,637		$979		$1,179
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.91	%(j)	0.94	%(k)	0.81%		0.39%		0.40%
Before waivers and reimbursements (f)	1.03%		1.03%		1.49%		0.77%		1.06%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.00%		1.82%		1.19	%(x)	1.40	%(x)	0.87	%(x)
Before waivers and reimbursements (f)	1.87%		1.74%		0.52	%(x)	1.02	%(x)	0.21	%(x)
Portfolio turnover rate^	67%		83%		175	%(h)	15%		25%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)	Change in investment strategy resulted in lower portfolio turnover.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.95% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.24% for Class IB and 0.99% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	DoubleLine Capital LP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	8.18%	2.88%
Portfolio – Class K Shares*	8.33	3.13
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	2.99

* Date of inception 5/1/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.18% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.72% over the same period.

Investors were risk-on during the year in an environment where both duration and spread risk were rewarded. Higher spread sectors benefited from tightening throughout most of the year while longer duration bonds benefited from the decrease in yields across all tenors of the U.S. Treasury curve as two-year yields fell by 122 basis points (bps) and ten-year yields dropped by 107 bps.

The Portfolio’s performance was primarily driven by its diversified exposure to higher spread sectors. The environment in 2019 was particularly beneficial to fixed-rate corporate credit sectors such as High Yield Bonds (HY), Emerging Market Debt, and Investment Grade Corporates, all of which outperformed the benchmark and experienced significant spread tightening over the year. HY was the best performing sector of 2019 and achieved positive returns every month of the year except May. The strong performance of the sector can be attributed to significant spread tightening in B and BB-rated credits as investors reached for higher yielding products amidst an environment of falling global yields. Investment Grade Corporates, which had the longest duration of any sector in the Portfolio, had the second best performance over the year and benefited the most from the decrease in U.S. Treasury yields.

While every sector of the Portfolio posted positive returns in 2019, the performance of structured products lagged those of corporate debt sectors, which experienced more spread tightening over the period. The Portfolio’s shorter duration profile relative to the benchmark was the primary detractor from relative performance in 2019 as rates fell over the year. The decrease in rates was driven by inflation concerns and a Federal Reserve that pivoted away from a path of higher policy rates and balance sheet contraction, giving way to protective easing in the face of tighter financial conditions and weakening global growth.

Portfolio Characteristics As of December 31, 2019
Weighted Average Life (Years)	6.16
Weighted Average Coupon (%)	3.63
Weighted Average Effective Duration (Years)*	4.16
Weighted Average Rating**	A3

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
U.S. Treasury Obligations	22.0%
Collateralized Mortgage Obligations	14.6
Asset-Backed Securities	9.6
Mortgage-Backed Securities	9.0
Investment Companies	7.5
Commercial Mortgage-Backed Securities	7.3
Financials	6.5
Energy	4.2
Utilities	3.9
Communication Services	2.8
Industrials	2.4
Materials	2.2
Consumer Staples	1.6
Consumer Discretionary	1.6
Real Estate	1.3
Health Care	1.2
Foreign Government Securities	1.0
Information Technology	0.3
Repurchase Agreements	0.2
Municipal Bonds	0.1
Cash and Other	0.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,016.40	$4.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.40	4.85
Class K
Actual	1,000.00	1,017.90	3.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.66	3.58

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (9.6%)
AASET US Ltd.,
Series 2018-1A A 3.844%, 1/16/38§	$935,937	$938,482
AIMCO CLO,
Series 2018-AA D 4.552%, 4/17/31 (l)§	500,000	476,269
ALM XII Ltd.,
Series 2015-12A C1R2 4.651%, 4/16/27 (l)§	500,000	500,043
AMSR Trust,
Series 2019-SFR1 E 3.471%, 1/19/39§	3,400,000	3,355,246
Apidos CLO XII,
Series 2013-12A DR 4.601%, 4/15/31 (l)§	500,000	469,896
Apidos CLO XXI,
Series 2015-21A CR 4.453%, 7/18/27 (l)§	500,000	493,738
Atrium IX,
Series 9A DR 5.509%, 5/28/30 (l)§	500,000	498,178
Babson CLO Ltd.,
Series 2015-2A DR 4.916%, 10/20/30 (l)§	500,000	488,509
Series 2015-IA DR 4.566%, 1/20/31 (l)§	500,000	467,806
Barings CLO Ltd.,
Series 2017-1A D 5.603%, 7/18/29 (l)§	500,000	500,072
Series 2019-1A D 5.851%, 4/15/31 (l)§	500,000	502,248
Series 2019-2A C 5.851%, 4/15/31 (l)§	500,000	501,681
CAL Funding III Ltd.,
Series 2018-1A A 3.960%, 2/25/43§	449,167	450,577
Canyon Capital CLO Ltd.,
Series 2014-1A CR 4.686%, 1/30/31 (l)§	500,000	475,721
Series 2017-1A D 5.601%, 7/15/30 (l)§	500,000	498,796
Castlelake Aircraft Structured Trust,
Series 2019-1A A 3.967%, 4/15/39§	470,157	474,624
CBAM Ltd.,
Series 2019-10A B 4.016%, 4/20/32 (l)§	500,000	501,534
CLI Funding LLC,
Series 2018-1A A 4.030%, 4/18/43§	412,242	414,543
Cook Park CLO Ltd.,
Series 2018-1A D 4.602%, 4/17/30 (l)§	500,000	469,335
Dryden 40 Senior Loan Fund,
Series 2015-40A DR 5.010%, 8/15/31 (l)§	500,000	495,191
Dryden 43 Senior Loan Fund,
Series 2016-43A DRR 5.516%, 7/20/29 (l)§	500,000	500,450
Dryden 57 CLO Ltd.,
Series 2018-57A D 4.460%, 5/15/31 (l)§	500,000	465,962
ECAF I Ltd.,
Series 2015-1A A1 3.473%, 6/15/40§	149,549	149,544
Elmwood CLO II Ltd.,
Series 2019-2A B 4.066%, 4/20/31 (l)§	500,000	502,178
ENA Norte Trust, 4.950%, 4/25/23 (m)	413,746	426,934
Flagship Credit Auto Trust,
Series 2017-4 C 2.920%, 11/15/23§	500,000	504,117
Fremont Home Loan Trust,
Series 2006-D 1A1 1.932%, 11/25/36 (l)	6,400,818	4,336,970
Gilbert Park CLO Ltd.,
Series 2017-1A D 4.951%, 10/15/30 (l)§	500,000	491,972
Goldentree Loan Management US CLO 3 Ltd.,
Series 2018-3A D 4.816%, 4/20/30 (l)§	1,000,000	978,124
Helios Issuer LLC,
Series 2017-1A A 4.940%, 9/20/49§	573,156	597,413
Invitation Homes Trust,
Series 2018-SFR1 C 2.987%, 3/17/37 (l)§	740,000	739,923
Series 2018-SFR1 D 3.187%, 3/17/37 (l)§	490,000	489,949
JOL Air Ltd.,
Series 2019-1 A 3.967%, 4/15/44§	468,493	474,151
LCM 28 Ltd.,
Series 28A D 4.916%, 10/20/30 (l)§	500,000	481,511
Long Point Park CLO Ltd.,
Series 2017-1A C 4.402%, 1/17/30 (l)§	500,000	463,678
MACH 1 Cayman Ltd.,
Series 2019-1 A 3.474%, 10/15/39§	1,480,469	1,470,296
Madison Park Funding XIV Ltd.,
Series 2014-14A DRR 4.903%, 10/22/30 (l)§	500,000	489,653
Mosaic Solar Loan Trust,
Series 2018-1A A 4.010%, 6/22/43§	343,310	352,486
Series 2018-2GS A 4.200%, 2/22/44§	550,079	569,719
Series 2019-2A B 3.280%, 9/20/40§	500,000	495,887
Newark BSL CLO 2 Ltd., 5.590%, 7/25/30 (l)§	500,000	500,005
NP SPE II LLC,
Series 2017-1A A1 3.372%, 10/21/47§	544,965	550,286
Octagon Investment Partners 31 LLC,
Series 2017-1A D 5.666%, 7/20/30 (l)§	500,000	500,014

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Octagon Investment Partners 34 Ltd.,
Series 2017-1A D 4.466%, 1/20/30 (l)§	$500,000	$467,877
Octagon Investment Partners XV Ltd.,
Series 2013-1A DR 5.666%, 7/19/30 (l)§	500,000	498,167
OHA Credit Funding 1 Ltd.,
Series 2018-1A D 5.016%, 10/20/30 (l)§	500,000	496,479
Primose Funding LLC,
Series 2019-1A A2 4.475%, 7/30/49§	1,000,000	1,012,190
SBA Tower Trust (REIT), 3.168%, 4/11/22§	250,000	254,699
SoFi Consumer Loan Program LLC,
Series 2017-2 A 3.280%, 2/25/26§	42,978	43,146
Springleaf Funding Trust,
Series 2017-AA A 2.680%, 7/15/30§	250,000	250,151
Stack Infrastructure Issuer LLC,
Series 2019-2A A2 3.080%, 10/25/44§	500,000	498,409
STWD Ltd.,
Series 2019-FL1 D 4.090%, 7/15/38 (l)§	713,000	712,998
Sunrun Atlas Issuer LLC,
Series 2019-2 A 3.610%, 2/1/55§	500,000	496,574
TAL Advantage VI LLC,
Series 2017-1A A 4.500%, 4/20/42§	437,048	448,413
Textainer Marine Containers VII Ltd.,
Series 2019-1A A 3.960%, 4/20/44§	473,333	477,773
Thacher Park CLO Ltd.,
Series 2014-1A D1R 5.366%, 10/20/26 (l)§	500,000	500,280
THL Credit Wind River CLO Ltd.,
Series 2014-2A DR 4.901%, 1/15/31 (l)§	500,000	467,614
Series 2014-2A ER 7.751%, 1/15/31 (l)§	500,000	431,356
Series 2015-2A ER 7.536%, 10/15/27 (l)§	500,000	472,245
Series 2017-1A D 5.753%, 4/18/29 (l)§	250,000	250,005
Series 2017-3A D 5.151%, 10/15/30 (l)§	500,000	491,424
Series 2018-1A D 4.901%, 7/15/30 (l)§	500,000	479,038
Series 2018-1A E 7.501%, 7/15/30 (l)§	500,000	468,405
Thunderbolt Aircraft Lease Ltd.,
Series 2017-A A 4.212%, 5/17/32 (e)§	700,945	715,252
Triton Container Finance V LLC,
Series 2018-1A A 3.950%, 3/20/43§	412,500	412,185
USQ Rail I LLC,
Series 2018-1 A1 3.783%, 4/25/48§	388,415	398,528
Vantage Data Centers Issuer LLC,
Series 2018-1A A2 4.072%, 2/16/43§	490,833	506,149
VERDE CLO Ltd.,
Series 2019-1A D 5.801%, 4/15/32 (l)§	1,000,000	1,004,246
Vericrest Opportunity Loan Trust,
Series 2019-NPL3 A1 3.967%, 3/25/49 (e)§	1,290,520	1,296,833
Vivint Solar Financing V LLC,
Series 2018-1A A 4.730%, 4/30/48§	980,844	1,023,017
Voya CLO Ltd.,
Series 2017-3A C 5.516%, 7/20/30 (l)§	500,000	499,081
WAVE LLC,
Series 2019-1 A 3.597%, 9/15/44§	982,100	971,697

Total Asset-Backed Securities		45,547,942

Collateralized Mortgage Obligations (14.6%)
Alternative Loan Trust,
Series 2005-69 A1 3.239%, 12/25/35 (l)	2,161,857	2,100,861
Series 2006-19CB A15 6.000%, 8/25/36	267,043	230,221
Banc of America Funding Trust,
Series 2005-6 1A8 6.000%, 10/25/35	351,396	335,993
Series 2007-5 3A1 6.000%, 7/25/37	2,442,327	2,229,883
CHL Mortgage Pass-Through Trust,
Series 2006-21 A2 6.000%, 2/25/37	3,016,343	2,559,309
Series 2006-J4 A5 6.250%, 9/25/36	507,486	373,742
Series 2007-14 A18 6.000%, 9/25/37	2,179,394	1,815,824
Series 2007-HY1 1A1 4.426%, 4/25/37 (l)	345,052	340,473
Series 2007-HY1 2A1 4.112%, 3/25/37 (l)	172,978	173,226
Citigroup Mortgage Loan Trust,
Series 2006-AR2 1A2 4.663%, 3/25/36 (l)	407,196	394,111
Series 2006-AR7 2A3A 4.027%, 11/25/36 (l)	857,833	817,320
CitiMortgage Alternative Loan Trust,
Series 2007-A2 1A4 6.000%, 2/25/37	2,085,625	2,058,146
Countrywide Asset-Backed Certificates,
Series 2006-IM1 A2 2.032%, 4/25/36 (l)	1,197,426	1,119,886
CSMC Mortgage-Backed Trust,
Series 2006-5 3A1 6.500%, 6/25/36	5,308,483	2,102,336
FHLMC,
Series 3998 AZ 4.000%, 2/15/42	1,811,229	1,989,877

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Series 4050 ND 2.500%, 9/15/41	$2,126,839	$2,129,572
Series 4076 QD 2.500%, 11/15/41	2,066,098	2,055,030
Series 4471 GA 3.000%, 2/15/44	566,166	578,795
Series 4483 CA 3.000%, 6/15/44	339,106	345,650
Series 4673 NT 3.500%, 9/15/43	2,550,908	2,643,788
Series 4745 EC 3.000%, 12/15/44	1,162,116	1,180,417
Series 4750 PA 3.000%, 7/15/46	1,559,001	1,580,833
Series 4934 P 2.500%, 11/15/40	5,101,916	5,106,674
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA3 A6 6.000%, 7/25/36	3,066,781	2,327,432
FNMA,
Series 2012-101 AP 2.000%, 8/25/40	2,224,692	2,213,521
Series 2013-18 CD 1.500%, 10/25/27	772,989	762,331
Series 2013-54 NP 2.500%, 3/25/43	3,269,294	3,233,040
Series 2015-42 CA 3.000%, 3/25/44	955,106	983,442
Series 2015-80 CA 3.000%, 4/25/40	3,631,690	3,668,977
Series 2015-9 HA 3.000%, 1/25/45	358,642	367,086
Series 2017-46 ZL 3.500%, 6/25/57	3,064,561	3,163,202
Series 2017-98 PA 3.000%, 12/25/47	1,564,875	1,577,352
Series 2018-38 LA 3.000%, 6/25/48	1,498,231	1,514,967
Series 2018-44 PZ 3.500%, 6/25/48	1,849,567	1,922,979
GreenPoint Mortgage Funding Trust,
Series 2007-AR2 1A3 2.032%, 4/25/47 (l)	4,362,036	4,115,857
RALI Trust,
Series 2007-QS8 A10 6.000%, 6/25/37	1,725,331	1,581,782
RBSGC Mortgage Loan Trust,
Series 2005-A 3A 6.000%, 4/25/35	1,960,465	1,403,158
RFMSI Trust,
Series 2006-S6 A14 6.000%, 7/25/36	336,928	333,515
Seasoned Credit Risk Transfer Trust,
Series 2018-2 HV 3.000%, 11/25/57 (l)	2,378,540	2,406,259
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-19XS 1A2A 2.672%, 10/25/35 (l)	1,910,457	1,836,175
Suntrust Alternative Loan Trust,
Series 2005-1F 2A8 6.000%, 12/25/35	285,393	286,546
Toorak Mortgage Corp. Ltd.,
Series 2018-1 A1 4.336%, 8/25/21 (e)§	1,250,000	1,255,649
Wells Fargo Alternative Loan Trust,
Series 2007-PA2 1A1 6.000%, 6/25/37	314,208	318,658

Total Collateralized Mortgage Obligations		69,533,895

Commercial Mortgage-Backed Securities (7.3%)
Bancorp Commercial Mortgage Trust,
Series 2019-CRE5 D 4.090%, 3/15/36 (l)§	805,000	805,754
Series 2019-CRE6 D 4.065%, 9/15/36 (l)§	904,000	903,997
BANK,
Series 2019-BN17 C 4.517%, 4/15/52 (l)	494,000	540,682
Series 2019-BN19 XA 0.965%, 8/15/61 IO (l)	6,858,078	524,943
Barclays Commercial Mortgage Trust,
Series 2019-C3 B 4.096%, 5/15/52	516,000	551,589
BBCMS Mortgage Trust,
Series 2018-TALL F 4.975%, 3/15/37 (l)§	550,000	550,179
Benchmark Mortgage Trust,
Series 2019-B10 C 3.750%, 3/15/62	494,000	497,805
BFLD Trust,
Series 2019-DPLO E 3.980%, 10/15/34 (l)§	556,000	554,959
BX Trust,
Series 2019-OC11 E 4.075%, 12/9/41§	479,000	463,135
Cantor Commercial Real Estate Lending,
Series 2019-CF1 65C 4.123%, 5/15/52 (l)§	502,000	499,969
CF Trust,
Series 2019-MF1 E 3.940%, 8/21/32 (l)§	722,000	722,243
CFCRE Commercial Mortgage Trust,
Series 2017-C8 B 4.199%, 6/15/50 (l)	514,000	550,872
Citigroup Commercial Mortgage Trust,
Series 2015-GC27 C 4.428%, 2/10/48 (l)	725,000	749,402
Series 2015-GC35 C 4.497%, 11/10/48 (l)	500,000	521,270
Series 2015-GC35 XA 0.854%, 11/10/48 IO (l)	823,776	27,223
Series 2016-GC36 B 4.756%, 2/10/49 (l)	504,000	546,484
Series 2016-P4 XA 1.979%, 7/10/49 IO (l)	752,545	70,649
Series 2017-C4 B 4.096%, 10/12/50 (l)	343,000	359,863
Series 2019-SST2 E 3.740%, 12/15/36 (l)§	779,000	779,602
Commercial Mortgage Trust,
Series 2012-CR4 D 4.593%, 10/15/45 (l)§	128,000	58,805

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Series 2013-CR10 XA 0.665%, 8/10/46 IO (l)	$1,725,854	$37,856
Series 2013-CR11 B 5.109%, 8/10/50 (l)	754,000	807,932
Series 2015-CR22 D 4.125%, 3/10/48 (l)§	87,000	85,800
Series 2015-CR26 C 4.484%, 10/10/48 (l)	503,000	532,178
Series 2015-CR26 XA 0.950%, 10/10/48 IO (l)	1,195,579	52,853
Series 2015-LC23 C 4.645%, 10/10/48 (l)	64,000	68,394
Series 2016-CR28 C 4.646%, 2/10/49 (l)	66,000	69,243
Series 2016-DC2 XA 1.010%, 2/10/49 IO (l)	959,043	46,525
Series 2018-HCLV C 3.440%, 9/15/33 (l)§	439,000	437,952
CSAIL Commercial Mortgage Trust,
Series 2015-C1 XA 0.841%, 4/15/50 IO (l)	1,392,350	49,683
Series 2015-C4 C 4.580%, 11/15/48 (l)	371,000	394,841
Fontainebleau Miami Beach Trust,
Series 2019-FBLU E 4.095%, 12/10/36§	314,000	313,050
Series 2019-FBLU F 4.095%, 12/10/36§	314,000	307,719
Series 2019-FBLU G 4.095%, 12/10/36§	314,000	303,025
Great Wolf Trust,
Series 2019-WOLF F 4.853%, 12/15/29 (l)§	478,000	477,256
GS Mortgage Securities Corp. II,
Series 2013-GC10 XA 1.502%, 2/10/46 IO (l)	1,206,031	46,751
GS Mortgage Securities Corp. Trust,
Series 2019-SMP E 4.340%, 8/15/32 (l)§	550,000	550,703
GS Mortgage Securities Trust,
Series 2014-GC26 D 4.513%, 11/10/47 (l)§	325,000	283,680
Series 2015-GC34 D 2.979%, 10/10/48	913,000	822,698
Series 2015-GS1 B 4.238%, 11/10/48 (l)	582,000	619,752
Series 2017-GS6 B 3.869%, 5/10/50	515,000	545,204
Hospitality Mortgage Trust,
Series 2019-HIT F 4.890%, 11/15/36 (l)§	480,633	482,403
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2014-C20 D 4.596%, 7/15/47 (l)§	546,000	509,267
Series 2015-JP1 XA 1.083%, 1/15/49 IO (l)	958,415	35,960
Series 2016-JP2 B 3.460%, 8/15/49	28,000	28,543
Series 2016-JP2 C 3.790%, 8/15/49 (l)	22,000	22,232
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C23 D 3.969%, 9/15/47 (l)§	370,000	364,727
Series 2015-C27 D 3.814%, 2/15/48 (l)§	347,000	338,422
Series 2015-C32 B 4.389%, 11/15/48 (l)	503,000	535,529
Series 2015-C32 C 4.667%, 11/15/48 (l)	91,000	95,281
Series 2016-C1 C 4.737%, 3/15/49 (l)	66,000	69,861
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR4 B 4.440%, 3/10/52 (l)	754,000	820,328
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2 XA 1.673%, 6/15/49 IO (l)	974,732	64,158
LCCM,
Series 2017-LC26 C 4.706%, 7/12/50§	400,000	420,710
LSTAR Commercial Mortgage Trust,
Series 2016-4 C 4.556%, 3/10/49 (l)§	72,000	70,196
MBRT 2019-MBR,
Series 2019-MBR F 4.309%, 11/15/36 (l)§	475,000	472,834
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19 C 4.000%, 12/15/47	125,000	128,703
Series 2015-C20 C 4.462%, 2/15/48 (l)	125,000	131,413
Morgan Stanley Capital I Trust,
Series 2007-T27 AJ 5.945%, 6/11/42 (l)	760,680	800,896
Series 2015-UBS8 XA 0.888%, 12/15/48 IO (l)	1,038,866	44,876
Series 2016-UB11 XA 1.619%, 8/15/49 IO (l)	942,776	69,323
MRCD 2019-MARK Mortgage Trust,
Series 2019-PARK G 2.718%, 12/15/36§	525,000	476,898
SG Commercial Mortgage Securities Trust,
Series 2016-C5 XA 1.980%, 10/10/48 IO (l)	623,357	54,701
STRU JPM-2411 COLL, 2.260%, 10/31/49 (r)	3,000,000	2,958,600
UBS Commercial Mortgage Trust,
Series 2017-C6 B 4.154%, 12/15/50 (l)	343,000	362,565
Series 2017-C7 C 4.585%, 12/15/50 (l)	1,009,000	1,065,259
Series 2019-C16 B 4.320%, 4/15/52 (l)	821,000	880,291
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C5 D 4.082%, 3/10/46 (l)§	499,000	477,326
Velocity Commercial Capital Loan Trust,
Series 2019-1 M1 3.940%, 3/25/49 (l)§	1,287,859	1,297,208

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Series 2019-1 M2 4.010%, 3/25/49 (l)§	$347,997	$346,701
Series 2019-1 M3 4.120%, 3/25/49 (l)§	370,231	366,171
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16 D 3.938%, 8/15/50§	45,000	35,029
Series 2015-C28 C 4.113%, 5/15/48 (l)	140,000	142,605
Series 2015-C30 XA 0.895%, 9/15/58 IO (l)	7,018,510	296,074
Series 2015-C31 C 4.607%, 11/15/48 (l)	105,000	111,258
Series 2015-C31 XA 1.018%, 11/15/48 IO (l)	1,178,462	57,206
Series 2015-P2 XA 0.987%, 12/15/48 IO (l)	970,953	39,465
Series 2016-C32 C 4.722%, 1/15/59 (l)	51,000	53,723
Series 2016-NXS6 XA 1.629%, 11/15/49 IO (l)	967,879	70,311
Series 2017-RC1 XA 1.503%, 1/15/60 IO (l)	1,177,680	91,644
Series 2019-C49 B 4.546%, 3/15/52	779,000	857,514
Series 2019-C49 C 4.866%, 3/15/52 (l)	779,000	845,363
Series 2019-C50 B 4.192%, 5/15/52	412,000	441,735
Series 2019-C50 C 4.345%, 5/15/52	412,000	438,344
WFRBS Commercial Mortgage Trust,
Series 2014-C21 XA 1.037%, 8/15/47 IO (l)	2,373,744	87,540

Total Commercial Mortgage-Backed Securities		34,491,713

Corporate Bonds (28.0%)
Communication Services (2.8%)
Diversified Telecommunication Services (0.7%)
AT&T, Inc. 5.250%, 3/1/37	575,000	686,962
CCO Holdings LLC 5.750%, 2/15/26§	200,000	210,254
5.000%, 2/1/28§	60,000	62,697
4.750%, 3/1/30§	140,000	142,804
CenturyLink, Inc. 5.125%, 12/15/26§	135,000	137,380
Cincinnati Bell, Inc. 7.000%, 7/15/24 (x)§	120,000	125,850
Frontier Communications Corp. 8.000%, 4/1/27§	180,000	188,550
Level 3 Financing, Inc. 5.375%, 1/15/24	225,000	228,656
4.625%, 9/15/27§	155,000	158,488
SingTel Group Treasury Pte. Ltd. 4.500%, 9/8/21 (m)	588,000	610,785
Sprint Capital Corp. 6.875%, 11/15/28	170,000	184,238
Telesat Canada 6.500%, 10/15/27§	45,000	46,912
Verizon Communications, Inc. 4.272%, 1/15/36	600,000	678,077

		3,461,653

Entertainment (0.1%)
Lions Gate Capital Holdings LLC 6.375%, 2/1/24§	185,000	193,325
Live Nation Entertainment, Inc. 4.750%, 10/15/27§	195,000	201,581

		394,906

Media (1.1%)
Cable Onda SA 4.500%, 1/30/30§	200,000	210,000
Cengage Learning, Inc. 9.500%, 6/15/24§	90,000	78,131
Charter Communications Operating LLC 4.908%, 7/23/25	740,000	811,921
Clear Channel Worldwide Holdings, Inc. 5.125%, 8/15/27§	145,000	150,800
Comcast Corp. 3.700%, 4/15/24	570,000	607,689
CSC Holdings LLC 5.250%, 6/1/24	160,000	172,024
Diamond Sports Group LLC 5.375%, 8/15/26§	160,000	161,648
DISH DBS Corp. 5.875%, 11/15/24	95,000	96,959
Globo Comunicacao e Participacoes SA 4.875%, 4/11/22 (m)(x)	200,000	207,500
Gray Television, Inc. 7.000%, 5/15/27§	245,000	271,950
iHeartCommunications, Inc. 6.375%, 5/1/26	45,000	48,699
8.375%, 5/1/27	30,000	33,028
5.250%, 8/15/27§	110,000	114,950
Interpublic Group of Cos., Inc. (The) 4.650%, 10/1/28	360,000	405,888
5.400%, 10/1/48	320,000	393,206
Nexstar Broadcasting, Inc. 5.625%, 7/15/27§	85,000	89,463
Sirius XM Radio, Inc. 5.375%, 7/15/26§	120,000	127,313
5.500%, 7/1/29§	85,000	91,799
VTR Finance BV 6.875%, 1/15/24§	180,000	184,387
6.875%, 1/15/24 (m)	861,000	881,987

		5,139,342

Wireless Telecommunication Services (0.9%)
C&W Senior Financing DAC 7.500%, 10/15/26§	300,000	324,858
6.875%, 9/15/27 (m)	900,000	961,272
Comunicaciones Celulares SA 6.875%, 2/6/24 (m)	200,000	205,750
Digicel Group Two Ltd. 9.125%, 4/1/24 PIK§	253,579	36,345

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Empresa Nacional de Telecomunicaciones SA 4.875%, 10/30/24 (m)	$300,000	$318,844
4.750%, 8/1/26 (m)(x)	400,000	423,000
Gogo Intermediate Holdings LLC 9.875%, 5/1/24§	160,000	169,552
Millicom International Cellular SA 6.625%, 10/15/26§	200,000	220,875
6.625%, 10/15/26 (m)	200,000	220,875
5.125%, 1/15/28 (m)	200,000	208,938
6.250%, 3/25/29§	400,000	440,625
Sprint Corp. 7.125%, 6/15/24	160,000	172,075
Telefonica Celular del Paraguay SA 5.875%, 4/15/27§	450,000	483,328
T-Mobile USA, Inc. 4.500%, 2/1/26	130,000	133,165

		4,319,502

Total Communication Services		13,315,403

Consumer Discretionary (1.6%)
Auto Components (0.1%)
Icahn Enterprises LP 6.250%, 5/15/26	180,000	192,150
5.250%, 5/15/27§	105,000	107,320
Panther BF Aggregator 2 LP 6.250%, 5/15/26§	140,000	150,850

		450,320

Automobiles (0.1%)
Ford Motor Co. 7.450%, 7/16/31	160,000	190,227
General Motors Co.
(ICE LIBOR USD 3 Month + 0.80%), 2.693%, 8/7/20 (k)	65,000	65,053

		255,280

Distributors (0.0%)
Performance Food Group, Inc. 5.500%, 10/15/27§	140,000	149,071

Hotels, Restaurants & Leisure (0.6%)
1011778 BC ULC 5.000%, 10/15/25§	175,000	181,002
Caesars Resort Collection LLC 5.250%, 10/15/25§	140,000	144,670
Cedar Fair LP 5.250%, 7/15/29§	130,000	140,237
Eldorado Resorts, Inc. 6.000%, 4/1/25	135,000	141,375
Gohl Capital Ltd. 4.250%, 1/24/27 (m)	900,000	935,156
Golden Nugget, Inc. 6.750%, 10/15/24§	210,000	217,367
Hilton Domestic Operating Co., Inc. 4.250%, 9/1/24	340,000	347,225
LTF Merger Sub, Inc. 8.500%, 6/15/23§	115,000	117,300
Royal Caribbean Cruises Ltd. 3.700%, 3/15/28	410,000	420,008
Scientific Games International, Inc. 7.250%, 11/15/29§	80,000	86,800
Viking Cruises Ltd. 5.875%, 9/15/27§	250,000	266,513

		2,997,653

Household Durables (0.1%)
Controladora Mabe SA de CV 5.600%, 10/23/28 (m)	400,000	440,500
Tempur Sealy International, Inc. 5.500%, 6/15/26	184,000	194,350

		634,850

Internet & Direct Marketing Retail (0.1%)
Expedia Group, Inc. 3.250%, 2/15/30§	415,000	396,005

Leisure Products (0.1%)
Hasbro, Inc. 3.500%, 9/15/27	405,000	401,158

Multiline Retail (0.3%)
Dollar Tree, Inc. 4.000%, 5/15/25	765,000	815,539
SACI Falabella 3.750%, 4/30/23 (m)	600,000	612,187

		1,427,726

Specialty Retail (0.2%)
Carvana Co. 8.875%, 10/1/23§	95,000	100,166
Home Depot, Inc. (The) 3.900%, 6/15/47	335,000	377,224
PetSmart, Inc. 7.125%, 3/15/23§	100,000	98,000
5.875%, 6/1/25§	106,000	108,120
Staples, Inc. 7.500%, 4/15/26§	185,000	191,938

		875,448

Total Consumer Discretionary		7,587,511

Consumer Staples (1.6%)
Beverages (0.4%)
Anheuser-Busch Cos. LLC 4.900%, 2/1/46	340,000	404,360
Constellation Brands, Inc. 3.150%, 8/1/29	800,000	807,453
Cott Holdings, Inc. 5.500%, 4/1/25§	175,000	183,094
Embotelladora Andina SA 5.000%, 10/1/23 (m)	413,000	439,974
Fomento Economico Mexicano SAB de CV 2.875%, 5/10/23	200,000	202,187

		2,037,068

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Food & Staples Retailing (0.1%)
Albertsons Cos., Inc. 4.625%, 1/15/27§	$115,000	$114,712
5.875%, 2/15/28§	130,000	138,125

		252,837

Food Products (1.0%)
B&G Foods, Inc. 5.250%, 4/1/25	175,000	179,812
5.250%, 9/15/27	105,000	105,788
Grupo Bimbo SAB de CV 4.875%, 6/30/20 (m)	138,000	140,415
JBS Investments II GmbH 7.000%, 1/15/26§	400,000	433,632
5.750%, 1/15/28§	200,000	211,000
JBS USA Lux SA 5.875%, 7/15/24§	30,000	30,853
5.750%, 6/15/25§	20,000	20,725
6.750%, 2/15/28§	150,000	165,891
6.500%, 4/15/29§	125,000	138,906
MARB BondCo plc 7.000%, 3/15/24 (m)	200,000	207,750
6.875%, 1/19/25 (m)	400,000	423,000
Minerva Luxembourg SA 6.500%, 9/20/26 (m)	400,000	425,750
5.875%, 1/19/28 (m)	800,000	839,000
NBM US Holdings, Inc. 7.000%, 5/14/26§	200,000	217,063
Pilgrim’s Pride Corp. 5.875%, 9/30/27§	190,000	204,890
Post Holdings, Inc. 5.500%, 3/1/25§	200,000	208,900
5.500%, 12/15/29§	70,000	74,550
Smithfield Foods, Inc. 4.250%, 2/1/27§	800,000	823,596

		4,851,521

Household Products (0.0%)
Kronos Acquisition Holdings, Inc. 9.000%, 8/15/23§	90,000	85,500

Tobacco (0.1%)
Altria Group, Inc. 5.950%, 2/14/49	345,000	417,013

Total Consumer Staples		7,643,939

Energy (4.2%)
Energy Equipment & Services (0.2%)
Delek & Avner Tamar Bond Ltd. 5.082%, 12/30/23§	100,000	103,938
5.412%, 12/30/25§	160,000	167,900
Tervita Corp. 7.625%, 12/1/21§	255,000	256,594
Transocean Poseidon Ltd. 6.875%, 2/1/27§	210,000	222,600
Transocean, Inc. 7.250%, 11/1/25§	90,000	88,285
USA Compression Partners LP 6.875%, 9/1/27	265,000	275,679

		1,114,996

Oil, Gas & Consumable Fuels (4.0%)
AI Candelaria Spain SLU 7.500%, 12/15/28§	800,000	897,000
Antero Midstream Partners LP 5.750%, 3/1/27§	64,000	56,200
APT Pipelines Ltd. 4.250%, 7/15/27§	500,000	537,353
Bharat Petroleum Corp. Ltd. 4.625%, 10/25/22 (m)	200,000	208,125
4.000%, 5/8/25 (m)	300,000	308,437
Canacol Energy Ltd. 7.250%, 5/3/25§	300,000	315,844
7.250%, 5/3/25 (m)	850,000	894,890
Cenovus Energy, Inc. 5.400%, 6/15/47	330,000	386,100
Cheniere Energy Partners LP 5.250%, 10/1/25	190,000	197,600
5.625%, 10/1/26	150,000	158,250
CNOOC Finance 2012 Ltd. 3.875%, 5/2/22 (m)	200,000	207,000
CNOOC Finance 2013 Ltd. 3.000%, 5/9/23	600,000	609,563
CNOOC Finance 2015 USA LLC 3.500%, 5/5/25	400,000	417,194
CNPC General Capital Ltd. 3.950%, 4/19/22 (m)	200,000	207,313
Cosan Overseas Ltd. 8.250%, 2/5/20 (m)(y)	300,000	310,781
Diamondback Energy, Inc. 2.875%, 12/1/24	180,000	181,699
Energy Transfer Operating LP 4.750%, 1/15/26	385,000	416,646
Fermaca Enterprises S de RL de CV 6.375%, 3/30/38 (m)	262,403	284,297
Geopark Ltd. 6.500%, 9/21/24 (m)	1,000,000	1,042,188
GNL Quintero SA 4.634%, 7/31/29 (m)	900,000	955,406
Gran Tierra Energy International Holdings Ltd. 6.250%, 2/15/25 (m)	800,000	722,008
Gulfport Energy Corp. 6.375%, 5/15/25	155,000	98,812
Hess Midstream Operations LP 5.625%, 2/15/26§	170,000	176,800
5.125%, 6/15/28§	160,000	161,600
Hilcorp Energy I LP 6.250%, 11/1/28§	125,000	118,750
Indian Oil Corp. Ltd. 5.625%, 8/2/21 (m)	200,000	208,937
5.750%, 8/1/23 (m)	900,000	980,719
Indigo Natural Resources LLC 6.875%, 2/15/26§	55,000	51,700
Kinder Morgan Energy Partners LP 6.950%, 1/15/38	325,000	428,583
Marathon Petroleum Corp. 5.125%, 12/15/26	380,000	431,378
MEG Energy Corp. 7.000%, 3/31/24§	65,000	65,404

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Oasis Petroleum, Inc. 6.875%, 3/15/22	$100,000	$97,000
Occidental Petroleum Corp. 2.900%, 8/15/24	400,000	404,949
Oleoducto Central SA 4.000%, 5/7/21 (m)	200,000	203,625
ONGC Videsh Vankorneft Pte. Ltd. 3.750%, 7/27/26 (m)	200,000	204,813
Parkland Fuel Corp. 5.875%, 7/15/27§	120,000	129,300
Parsley Energy LLC 5.625%, 10/15/27§	90,000	95,175
Peabody Energy Corp. 6.000%, 3/31/22 (x)§	155,000	151,125
Pertamina Persero PT 4.300%, 5/20/23 (m)	700,000	738,938
Petrobras Global Finance BV 5.750%, 2/1/29	500,000	562,813
6.900%, 3/19/49	400,000	469,500
QEP Resources, Inc. 5.625%, 3/1/26	135,000	131,665
Reliance Holding USA, Inc. 5.400%, 2/14/22 (m)	850,000	900,469
Sabine Pass Liquefaction LLC 5.000%, 3/15/27	390,000	429,039
Sinopec Group Overseas Development 2016 Ltd. 2.750%, 5/3/21 (m)	300,000	301,687
2.750%, 9/29/26 (m)	500,000	498,438
Sunoco LP 5.500%, 2/15/26	105,000	109,331
6.000%, 4/15/27	90,000	95,625
Targa Resources Partners LP 5.500%, 3/1/30§	295,000	303,850
TransCanada PipeLines Ltd. 4.250%, 5/15/28	500,000	553,278
YPF SA 8.500%, 7/28/25 (m)	400,000	376,375
6.950%, 7/21/27 (m)	350,000	309,641

		19,103,213

Total Energy		20,218,209

Financials (6.5%)
Banks (2.9%)
Banco BBVA Peru SA 5.000%, 8/26/22 (m)	100,000	106,062
Banco Bilbao Vizcaya Argentaria Colombia SA 4.875%, 4/21/25 (m)(x)	450,000	479,672
Banco Bradesco SA 5.750%, 3/1/22 (m)	200,000	210,687
Banco BTG Pactual SA 5.500%, 1/31/23 (m)	400,000	418,625
Banco de Bogota SA 5.375%, 2/19/23 (m)(x)	200,000	211,750
Banco de Credito e Inversiones SA 4.000%, 2/11/23 (m)	200,000	207,375
Banco de Reservas de la Republica Dominicana 7.000%, 2/1/23§	200,000	210,250
7.000%, 2/1/23 (m)	200,000	210,250
Banco del Estado de Chile 2.668%, 1/8/21 (m)	500,000	500,312
Banco General SA 4.125%, 8/7/27 (m)	300,000	315,281
Banco Safra SA 4.125%, 2/8/23 (m)(x)	200,000	205,375
Banco Santander Chile 3.875%, 9/20/22 (m)	150,000	154,922
Bank of America Corp.
(ICE LIBOR USD 3 Month + 1.21%), 3.974%, 2/7/30 (k)	380,000	415,936
Bank of Montreal
(USD Swap Semi 5 Year + 1.43%), 3.803%, 12/15/32 (k)	405,000	421,751
Bank of Nova Scotia (The) 3.400%, 2/11/24	740,000	773,764
BDO Unibank, Inc. 2.625%, 10/24/21 (m)	150,000	149,908
2.950%, 3/6/23 (m)	1,250,000	1,259,766
CIMB Bank Bhd.
(ICE LIBOR USD 3 Month + 0.78%), 2.792%, 10/9/24 (k)(m)	200,000	200,557
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.10%), 3.004%, 5/17/24 (k)	795,000	805,464
Commonwealth Bank of Australia 3.900%, 7/12/47§	383,000	415,902
DBS Group Holdings Ltd.
(ICE LIBOR USD 3 Month + 0.62%), 2.560%, 7/25/22 (k)(m)	960,000	963,230
(USD ICE Swap Rate 5 Year + 1.59%), 4.520%, 12/11/28 (k)(m)	200,000	212,874
Gilex Holding Sarl 8.500%, 5/2/23§	350,000	376,250
Global Bank Corp. 4.500%, 10/20/21 (m)	600,000	617,250
(ICE LIBOR USD 3 Month + 3.30%), 5.250%, 4/16/29 (k)§	300,000	322,594
Industrial Senior Trust 5.500%, 11/1/22 (m)	100,000	104,562
Malayan Banking Bhd.
(ICE LIBOR USD 3 Month + 0.80%), 2.704%, 8/16/24 (k)(m)	700,000	703,158
Mitsubishi UFJ Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.74%), 2.647%, 3/2/23 (k)	795,000	793,846
Oversea-Chinese Banking Corp. Ltd.
(ICE LIBOR USD 3 Month + 0.45%), 2.354%, 5/17/21 (k)(m)	200,000	199,533
4.250%, 6/19/24 (m)	200,000	213,437
Santander Holdings USA, Inc. 3.400%, 1/18/23	805,000	825,320

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Scotiabank Peru SAA
(ICE LIBOR USD 3 Month + 3.86%), 4.500%, 12/13/27 (k)(m)	$150,000	$155,016
Union Bank of the Philippines 3.369%, 11/29/22 (m)	500,000	510,365
Wells Fargo & Co.
(ICE LIBOR USD 3 Month + 1.17%), 2.879%, 10/30/30 (k)	185,000	186,180

		13,857,224

Capital Markets (0.7%)
Goldman Sachs Group, Inc. (The) 3.625%, 2/20/24	840,000	881,525
Israel Electric Corp. Ltd.
Series 6 5.000%, 11/12/24 (m)	500,000	549,219
Morgan Stanley
(ICE LIBOR USD 3 Month + 0.85%), 3.737%, 4/24/24 (k)	790,000	825,159
SURA Asset Management SA 4.875%, 4/17/24 (m)	200,000	214,937
Temasek Financial I Ltd. 2.375%, 1/23/23 (m)	800,000	810,500

		3,281,340

Consumer Finance (1.6%)
American Express Co. 3.400%, 2/22/24	740,000	774,559
Avolon Holdings Funding Ltd. 5.250%, 5/15/24§	175,000	191,055
3.950%, 7/1/24§	767,000	799,392
Capital One Financial Corp.
(ICE LIBOR USD 3 Month + 0.72%), 2.656%, 1/30/23 (k)	1,175,000	1,177,254
Credito Real SAB de CV SOFOM ER 9.500%, 2/7/26§	500,000	570,937
Discover Financial Services 4.100%, 2/9/27	620,000	665,811
Docuformas SAPI de CV 10.250%, 7/24/24§	300,000	304,312
General Motors Financial Co., Inc.
(ICE LIBOR USD 3 Month + 0.99%), 3.033%, 1/5/23 (k)	1,050,000	1,043,816
John Deere Capital Corp. 3.450%, 1/10/24	440,000	463,686
2.600%, 3/7/24	435,000	443,762
Springleaf Finance Corp. 6.625%, 1/15/28	130,000	146,575
5.375%, 11/15/29	65,000	67,763
Synchrony Financial 3.950%, 12/1/27	400,000	420,870
Unifin Financiera SAB de CV 7.375%, 2/12/26 (m)(x)	700,000	703,500

		7,773,292

Diversified Financial Services (0.8%)
Allied Universal Holdco LLC 6.625%, 7/15/26§	150,000	161,205
9.750%, 7/15/27§	80,000	85,300
Banco Nacional de Desenvolvimento Economico e Social 4.750%, 5/9/24 (m)	400,000	425,375
CK Hutchison International 17 II Ltd. 2.750%, 3/29/23 (m)	400,000	403,250
CK Hutchison International 17 Ltd. 2.875%, 4/5/22§	200,000	202,062
Fondo MIVIVIENDA SA 3.500%, 1/31/23§	150,000	153,469
Interoceanica IV Finance Ltd.
(Zero Coupon), 11/30/25 (m)	293,290	257,142
MPH Acquisition Holdings LLC 7.125%, 6/1/24§	170,000	165,325
Petronas Capital Ltd. 3.500%, 3/18/25 (m)	300,000	314,813
Refinitiv US Holdings, Inc. 6.250%, 5/15/26§	210,000	228,715
SPARC EM SPC Panama Metro Line 2 SP
(Zero Coupon), 12/5/22§	634,121	610,738
(Zero Coupon), 12/5/22 (m)	317,061	305,369
Verscend Escrow Corp. 9.750%, 8/15/26§	220,000	240,539

		3,553,302

Insurance (0.5%)
Alliant Holdings Intermediate LLC 6.750%, 10/15/27§	75,000	80,228
Athene Global Funding 3.000%, 7/1/22§	800,000	813,696
GTCR AP Finance, Inc. 8.000%, 5/15/27§	105,000	109,200
Liberty Mutual Group, Inc. 3.951%, 10/15/50§	370,000	388,670
NFP Corp. 6.875%, 7/15/25§	210,000	210,263
Prudential Financial, Inc. 3.905%, 12/7/47	445,000	481,436
Willis North America, Inc. 4.500%, 9/15/28	430,000	474,505

		2,557,998

Thrifts & Mortgage Finance (0.0%)
Nationstar Mortgage Holdings, Inc. 8.125%, 7/15/23§	125,000	132,063

Total Financials		31,155,219

Health Care (1.2%)
Biotechnology (0.2%)
AbbVie, Inc. 2.600%, 11/21/24§	390,000	393,829
4.700%, 5/14/45	351,000	390,848

		784,677

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Health Care Providers & Services (0.8%)
Anthem, Inc. 2.375%, 1/15/25	$190,000	$189,565
Centene Corp. 4.250%, 12/15/27§	60,000	61,569
4.625%, 12/15/29§	155,000	162,766
Cigna Corp.
(ICE LIBOR USD 3 Month + 0.89%), 2.891%, 7/15/23 (k)	635,000	637,166
4.900%, 12/15/48	510,000	606,891
CVS Health Corp. 5.050%, 3/25/48	505,000	597,927
Eagle Holding Co. II LLC 7.750%, 5/15/22 PIK§	105,000	106,615
HCA, Inc. 5.375%, 9/1/26	310,000	345,083
4.125%, 6/15/29	400,000	424,020
Select Medical Corp. 6.250%, 8/15/26§	345,000	372,331
Tenet Healthcare Corp. 5.125%, 11/1/27§	175,000	183,972
WellCare Health Plans, Inc. 5.375%, 8/15/26§	185,000	197,025
West Street Merger Sub, Inc. 6.375%, 9/1/25§	75,000	74,578

		3,959,508

Life Sciences Tools & Services (0.1%)
Avantor, Inc. 9.000%, 10/1/25§	175,000	195,349

Pharmaceuticals (0.1%)
Bausch Health Cos., Inc. 7.000%, 3/15/24§	100,000	103,937
5.750%, 8/15/27§	50,000	54,375
7.000%, 1/15/28§	120,000	132,412
5.000%, 1/30/28§	110,000	112,903
7.250%, 5/30/29§	120,000	136,800
5.250%, 1/30/30§	110,000	113,554

		653,981

Total Health Care		5,593,515

Industrials (2.4%)
Aerospace & Defense (0.3%)
Bombardier, Inc. 6.000%, 10/15/22§	120,000	119,814
Lockheed Martin Corp. 4.700%, 5/15/46	645,000	815,607
TransDigm, Inc. 6.250%, 3/15/26§	190,000	205,544
6.375%, 6/15/26	85,000	90,084
5.500%, 11/15/27§	115,000	116,148

		1,347,197

Airlines (0.5%)
Delta Air Lines, Inc. 3.625%, 3/15/22	795,000	813,152
Guanay Finance Ltd. 6.000%, 12/15/20 (m)	56,126	56,407
Latam Finance Ltd. 6.875%, 4/11/24 (m)	400,000	421,625
7.000%, 3/1/26§	800,000	866,000

		2,157,184

Building Products (0.1%)
Builders FirstSource, Inc. 5.625%, 9/1/24§	153,000	158,883
Owens Corning 4.400%, 1/30/48	410,000	395,503

		554,386

Commercial Services & Supplies (0.3%)
Aramark Services, Inc. 5.000%, 4/1/25§	225,000	235,429
Clean Harbors, Inc. 4.875%, 7/15/27§	180,000	190,125
Garda World Security Corp. 8.750%, 5/15/25§	140,000	143,675
GFL Environmental, Inc. 5.125%, 12/15/26§	155,000	162,964
8.500%, 5/1/27§	90,000	99,000
Waste Management, Inc. 4.000%, 7/15/39	345,000	382,937

		1,214,130

Construction & Engineering (0.1%)
AECOM 5.125%, 3/15/27	270,000	290,250
Aeropuerto Internacional de Tocumen SA 5.625%, 5/18/36 (m)	200,000	235,250

		525,500

Industrial Conglomerates (0.0%)
General Electric Co. 5.875%, 1/14/38	170,000	205,086

Machinery (0.1%)
Colfax Corp. 6.000%, 2/15/24§	105,000	111,956
6.375%, 2/15/26§	160,000	174,370

		286,326

Professional Services (0.0%)
Dun & Bradstreet Corp. (The) 6.875%, 8/15/26§	125,000	138,125

Road & Rail (0.4%)
CSX Corp. 3.800%, 11/1/46	380,000	397,954
Fideicomiso PA Pacifico Tres 8.250%, 1/15/35 (m)	200,000	222,000
JSL Europe SA 7.750%, 7/26/24 (m)	800,000	860,750
Penske Truck Leasing Co. LP 4.200%, 4/1/27§	405,000	430,761
Uber Technologies, Inc. 7.500%, 9/15/27§	105,000	107,658

		2,019,123

Trading Companies & Distributors (0.3%)
Air Lease Corp. 3.250%, 3/1/25	865,000	883,899

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Beacon Roofing Supply, Inc. 4.875%, 11/1/25§	$210,000	$211,050
United Rentals North America, Inc. 6.500%, 12/15/26	140,000	153,781
5.250%, 1/15/30	135,000	145,125

		1,393,855

Transportation Infrastructure (0.3%)
Adani Ports & Special Economic Zone Ltd. 3.950%, 1/19/22 (m)	400,000	409,000
4.000%, 7/30/27§	250,000	253,203
Korea Expressway Corp.
(ICE LIBOR USD 3 Month + 0.70%), 2.666%, 4/20/20 (k)§	250,000	250,260
Sydney Airport Finance Co. Pty. Ltd. 3.375%, 4/30/25§	225,000	230,867
3.625%, 4/28/26§	225,000	234,037

		1,377,367

Total Industrials		11,218,279

Information Technology (0.3%)
Communications Equipment (0.1%)
Axiata SPV2 Bhd.
Series 2 3.466%, 11/19/20 (m)	400,000	403,040
CommScope, Inc. 5.500%, 3/1/24§	120,000	125,006
6.000%, 3/1/26§	10,000	10,638

		538,684

IT Services (0.1%)
GTT Communications, Inc. 7.875%, 12/31/24§	90,000	67,586
Tempo Acquisition LLC 6.750%, 6/1/25§	225,000	232,313

		299,899

Semiconductors & Semiconductor Equipment (0.1%)
NXP BV 3.875%, 6/18/26§	395,000	416,839

Software (0.0%)
CDK Global, Inc. 5.250%, 5/15/29§	55,000	58,987
Genesys Telecommunications Laboratories, Inc. 10.000%, 11/30/24§	155,000	167,222

		226,209

Total Information Technology		1,481,631

Materials (2.2%)
Chemicals (0.8%)
Ashland LLC 4.750%, 8/15/22 (e)	370,000	389,425
Braskem Idesa SAPI 7.450%, 11/15/29§	400,000	425,000
Gates Global LLC 6.250%, 1/15/26§	100,000	101,394
Nutrien Ltd. 4.200%, 4/1/29	345,000	378,574
Orbia Advance Corp. SAB de CV 4.875%, 9/19/22 (m)	700,000	736,969
Sociedad Quimica y Minera de Chile SA 4.375%, 1/28/25 (m)	200,000	209,687
Syngenta Finance NV 5.676%, 4/24/48 (m)	1,000,000	1,050,081
UPL Corp. Ltd. 3.250%, 10/13/21 (m)	600,000	602,897

		3,894,027

Construction Materials (0.2%)
Inversiones CMPC SA 4.500%, 4/25/22 (m)	500,000	517,188
Tecnoglass, Inc. 8.200%, 1/31/22 (m)	200,000	215,750

		732,938

Containers & Packaging (0.2%)
Berry Global, Inc. 5.625%, 7/15/27§	190,000	204,428
Flex Acquisition Co., Inc. 6.875%, 1/15/25§	165,000	166,237
Packaging Corp. of America 3.000%, 12/15/29	240,000	241,684
WRKCo., Inc. 3.750%, 3/15/25	380,000	397,908

		1,010,257

Metals & Mining (1.0%)
CSN Islands XII Corp. 7.000%, 3/23/20 (m)(y)	400,000	365,750
CSN Resources SA 7.625%, 4/17/26§	600,000	637,875
Freeport-McMoRan, Inc. 5.400%, 11/14/34	550,000	573,375
5.450%, 3/15/43	850,000	878,687
Fresnillo plc 5.500%, 11/13/23 (m)	500,000	542,813
Nexa Resources Peru SAA 4.625%, 3/28/23 (m)	200,000	207,875
SunCoke Energy Partners LP 7.500%, 6/15/25§	160,000	153,867
Vedanta Resources Finance II plc 9.250%, 4/23/26§	200,000	199,296
Vedanta Resources Ltd. 6.125%, 8/9/24 (m)	1,200,000	1,092,750

		4,652,288

Total Materials		10,289,510

Real Estate (1.3%)
Equity Real Estate Investment Trusts (REITs) (1.3%)
Alexandria Real Estate Equities, Inc. (REIT) 4.000%, 1/15/24	830,000	879,548
4.850%, 4/15/49	195,000	236,630

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
American Tower Corp. (REIT) 3.375%, 10/15/26	$700,000	$727,494
3.950%, 3/15/29	445,000	477,795
Crown Castle International Corp. (REIT) 3.700%, 6/15/26	300,000	316,865
3.650%, 9/1/27	554,000	583,488
3.800%, 2/15/28	85,000	90,532
Digital Realty Trust LP (REIT) 3.700%, 8/15/27	750,000	795,508
ESH Hospitality, Inc. (REIT) 5.250%, 5/1/25§	180,000	185,578
4.625%, 10/1/27§	75,000	76,219
MGM Growth Properties Operating Partnership LP (REIT) 5.750%, 2/1/27§	170,000	190,187
MPT Operating Partnership LP (REIT) 5.250%, 8/1/26	200,000	210,538
Public Storage (REIT) 3.385%, 5/1/29	370,000	392,033
Simon Property Group LP (REIT) 2.450%, 9/13/29	190,000	186,599
Welltower, Inc. (REIT) 3.950%, 9/1/23	840,000	886,859

		6,235,873

Total Real Estate		6,235,873

Utilities (3.9%)
Electric Utilities (2.6%)
AES Andres BV 7.950%, 5/11/26 (m)	700,000	746,594
Celeo Redes Operacion Chile SA 5.200%, 6/22/47§	244,139	267,866
Duke Energy Corp. 3.150%, 8/15/27	300,000	310,296
Duquesne Light Holdings, Inc. 3.616%, 8/1/27§	345,000	349,957
Empresa de Transmision Electrica SA 5.125%, 5/2/49§	400,000	453,625
Empresa Electrica Guacolda SA 4.560%, 4/30/25 (m)(x)	500,000	457,344
Energuate Trust 5.875%, 5/3/27 (m)	200,000	206,250
Engie Energia Chile SA 5.625%, 1/15/21 (m)	300,000	310,031
Georgia Power Co.
Series A 2.200%, 9/15/24	475,000	473,792
Inkia Energy Ltd. 5.875%, 11/9/27 (m)	400,000	416,875
ITC Holdings Corp. 3.250%, 6/30/26	600,000	620,769
LLPL Capital Pte. Ltd. 6.875%, 2/4/39§	395,280	460,639
Metropolitan Edison Co. 4.000%, 4/15/25§	500,000	525,493
Mexico Generadora de Energia S de rl 5.500%, 12/6/32 (m)	492,192	530,644
Minejesa Capital BV 4.625%, 8/10/30 (m)	800,000	828,327
5.625%, 8/10/37 (m)	200,000	218,062
Monongahela Power Co. 5.400%, 12/15/43§	530,000	686,671
Orazul Energy Egenor SCA 5.625%, 4/28/27 (m)	400,000	410,875
Pampa Energia SA 7.500%, 1/24/27 (m)	700,000	594,781
9.125%, 4/15/29§	300,000	252,375
Southern California Edison Co. 4.000%, 4/1/47	210,000	217,952
Star Energy Geothermal Wayang Windu Ltd. 6.750%, 4/24/33 (m)	736,000	779,235
Stoneway Capital Corp. 10.000%, 3/1/27 (m)	531,350	335,581
Transelec SA 4.625%, 7/26/23 (m)	400,000	422,625
3.875%, 1/12/29 (m)	500,000	512,344
Virginia Electric & Power Co.
Series A 3.500%, 3/15/27	300,000	319,057
Xcel Energy, Inc. 3.300%, 6/1/25	750,000	785,621

		12,493,681

Gas Utilities (0.1%)
Brooklyn Union Gas Co. (The) 4.487%, 3/4/49§	315,000	361,699

Independent Power and Renewable Electricity Producers (0.9%)
AES Gener SA 5.000%, 7/14/25 (m)	1,300,000	1,355,250
Calpine Corp. 5.250%, 6/1/26§	185,000	192,862
4.500%, 2/15/28§	75,000	75,645
5.125%, 3/15/28§	130,000	132,691
Colbun SA 3.950%, 10/11/27 (m)	200,000	208,625
Cometa Energia SA de CV 6.375%, 4/24/35 (m)(x)	1,162,800	1,261,275
Emirates Semb Corp. Water & Power Co. PJSC 4.450%, 8/1/35§	500,000	545,000
Empresa Electrica Angamos SA 4.875%, 5/25/29 (m)	330,400	339,899

		4,111,247

Multi-Utilities (0.3%)
Ameren Corp. 3.650%, 2/15/26	550,000	578,030
DTE Energy Co. 2.850%, 10/1/26	300,000	301,582
2.950%, 3/1/30	300,000	299,583
Empresas Publicas de Medellin ESP 4.250%, 7/18/29§	200,000	208,250

		1,387,445

Total Utilities		18,354,072

Total Corporate Bonds		133,093,161

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Foreign Government Securities (1.0%)
Dominican Republic 6.400%, 6/5/49§	$250,000	$274,375
Export Import Bank of Thailand
(ICE LIBOR USD 3 Month + 0.90%), 2.799%, 11/20/23 (k)(m)	200,000	201,512
(ICE LIBOR USD 3 Month + 0.85%), 2.760%, 5/23/24 (k)(m)	200,000	201,029
Export-Import Bank of India 4.000%, 1/14/23 (m)	300,000	311,250
Malaysia Sovereign Sukuk Bhd. 3.043%, 4/22/25 (m)	800,000	829,382
Perusahaan Penerbit SBSN Indonesia III 3.750%, 3/1/23 (m)	600,000	623,250
4.150%, 3/29/27 (m)	200,000	215,125
Republic of Indonesia 4.875%, 5/5/21 (m)	500,000	520,469
Republic of Panama 4.000%, 9/22/24	300,000	321,187
Republic of Philippines 4.200%, 1/21/24	1,000,000	1,076,250
State of Israel 2.875%, 3/16/26	200,000	208,437

Total Foreign Government Securities		4,782,266

Mortgage-Backed Securities (9.0%)
FHLMC 2.500%, 1/1/43	569,050	567,826
3.000%, 7/1/45	628,342	644,252
3.000%, 8/1/45	954,559	978,728
3.000%, 4/1/47	2,406,789	2,462,464
4.000%, 4/1/47	1,922,626	2,021,471
4.000%, 10/1/48	1,479,907	1,546,279
FHLMC UMBS 3.000%, 8/1/34	2,855,596	2,938,870
3.000%, 11/1/39	3,783,955	3,870,342
3.000%, 4/1/47	2,880,344	2,951,503
FNMA 2.140%, 10/1/29	3,800,000	3,697,740
3.000%, 4/1/45	831,130	844,650
3.000%, 10/1/46	1,468,959	1,486,887
FNMA UMBS 2.500%, 12/1/39	6,972,149	6,987,728
3.000%, 3/1/43	3,176,514	3,251,019
3.000%, 9/1/46	1,891,304	1,936,255
3.000%, 12/1/46	3,571,145	3,656,021
3.500%, 12/1/46	3,053,949	3,193,587

Total Mortgage-Backed Securities		43,035,622

Municipal Bonds (0.1%)
Missouri Highways and Transportation Commission Third Lien State Road Bonds Consisting of Tax Exempt Third Lien State Road Bonds Series 2009C 5.063%, 5/1/24	110,000	122,749
State of California, Various Purposes, General Obligation Bonds, Series 2009 7.550%, 4/1/39	150,000	240,603

Total Municipal Bonds		363,352

U.S. Treasury Obligations (21.4%)
U.S. Treasury Bonds 2.750%, 11/15/42	500,000	534,718
3.125%, 2/15/43	3,170,000	3,601,818
3.625%, 8/15/43	2,540,000	3,121,569
3.750%, 11/15/43	2,500,000	3,132,480
2.750%, 11/15/47	7,070,000	7,600,756
U.S. Treasury Inflation Linked Notes 0.125%, 10/15/24 TIPS	5,085,413	5,114,221
0.875%, 1/15/29 TIPS	1,824,332	1,937,709
U.S. Treasury Notes 2.750%, 8/15/21	2,990,000	3,044,609
2.875%, 10/15/21	6,930,000	7,085,380
1.750%, 11/30/21	7,955,000	7,979,232
2.500%, 1/15/22	2,670,000	2,718,512
2.625%, 2/28/23	4,490,000	4,629,050
2.500%, 3/31/23	4,830,000	4,963,932
2.750%, 4/30/23	4,730,000	4,901,450
1.625%, 5/31/23	2,930,000	2,930,383
2.125%, 9/30/24	4,990,000	5,089,547
2.250%, 10/31/24	5,595,000	5,740,995
2.750%, 2/28/25	2,480,000	2,608,114
3.000%, 9/30/25	4,520,000	4,827,528
2.625%, 1/31/26	800,000	839,085
2.375%, 5/15/27	5,790,000	6,005,504
2.250%, 8/15/27	5,700,000	5,862,218
2.250%, 11/15/27	4,990,000	5,132,529
2.375%, 5/15/29	2,170,000	2,257,098

Total U.S. Treasury Obligations		101,658,437

Total Long-Term Debt Securities (91.0%) (Cost $423,390,933)		432,506,388

	Number of Shares	Value (Note 1)
INVESTMENT COMPANY:
Fixed Income (1.6%)
DoubleLine Floating Rate Fund‡, Class I
Total Investment Company (1.6%) (Cost $8,141,123)	817,883	7,843,500

SHORT-TERM INVESTMENTS:
Investment Company (5.9%)
JPMorgan Prime Money Market Fund, IM Shares	27,965,940	27,974,329

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.2%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $873,030, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $890,407. (xx)	$872,948	$872,948
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $100,015, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $102,001. (xx)	100,000	100,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $100,010, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $108,889. (xx)	100,000	100,000

Total Repurchase Agreements		1,072,948

U.S. Treasury Obligations (0.6%)
U.S. Treasury Bills 1.56%, 9/10/20 (p)	2,390,000	2,363,944
1.54%, 11/5/20 (p)	420,000	414,519

Total U.S. Treasury Obligations		2,778,463

Total Short-Term Investments (6.7%) (Cost $31,823,884)		31,825,740

Total Investments in Securities (99.3%) (Cost $463,355,940)		472,175,628
Other Assets Less Liabilities (0.7%)		3,198,701

Net Assets (100%)		$475,374,329

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2019, the market value of these securities amounted to $91,645,355 or 19.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond – Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2019. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $52,074,242 or 11.0% of net assets.

(p)	Yield to maturity.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $1,049,613. This was collateralized by cash of $1,072,948 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2019.

Glossary:

CLO	— Collateralized Loan Obligation
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
ICE	— Intercontinental Exchange
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PIK	— Payment-in Kind Security
TIPS	— Treasury Inflation Protected Security
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Country Diversification As a Percentage of Total Net Assets
Argentina	0.4%
Australia	0.3
Belgium	0.1
Brazil	1.4
Canada	1.0
Cayman Islands	4.9
Chile	2.2
China	0.6
Colombia	1.1
Dominican Republic	0.3
Guatemala	0.1
India	1.2
Indonesia	0.9
Ireland	0.5
Israel	0.2
Jamaica	0.0 #
Japan	0.2
Malaysia	0.7
Mexico	1.3
Netherlands	0.1
Panama	0.6
Paraguay	0.1
Peru	0.4
Philippines	0.6
Singapore	0.6
South Korea	0.1
Spain	0.2
Switzerland	0.2
Thailand	0.1
United Arab Emirates	0.1
United Kingdom	0.1
United States	78.7
Cash and Other	0.7

100.0%

#	Percent shown is less than 0.05%.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Fixed Income
DoubleLine Floating Rate Fund, Class I	817,883	12,939,005	1,899,999	(7,200,000)	(142,498)	346,994	7,843,500	609,674	—

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$45,547,942	$—	$45,547,942
Collateralized Mortgage Obligations	—	69,533,895	—	69,533,895
Commercial Mortgage-Backed Securities	—	31,533,113	2,958,600	34,491,713
Corporate Bonds
Communication Services	—	13,315,403	—	13,315,403
Consumer Discretionary	—	7,587,511	—	7,587,511
Consumer Staples	—	7,643,939	—	7,643,939
Energy	—	20,218,209	—	20,218,209
Financials	—	31,155,219	—	31,155,219

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Health Care	$—	$5,593,515	$—	$5,593,515
Industrials	—	11,218,279	—	11,218,279
Information Technology	—	1,481,631	—	1,481,631
Materials	—	10,289,510	—	10,289,510
Real Estate	—	6,235,873	—	6,235,873
Utilities	—	18,354,072	—	18,354,072
Foreign Government Securities	—	4,782,266	—	4,782,266
Investment Company	7,843,500	—	—	7,843,500
Mortgage-Backed Securities	—	43,035,622	—	43,035,622
Municipal Bonds	—	363,352	—	363,352
Short-Term Investments
Investment Company	27,974,329	—	—	27,974,329
Repurchase Agreements	—	1,072,948	—	1,072,948
U.S. Treasury Obligations	—	2,778,463	—	2,778,463
U.S. Treasury Obligations	—	101,658,437	—	101,658,437

Total Assets	$35,817,829	$433,399,199	$2,958,600	$472,175,628

Total Liabilities	$—	$—	$—	$—

Total	$35,817,829	$433,399,199	$2,958,600	$472,175,628

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$199,686,764
Long-term U.S. government debt securities	117,153,007

$316,839,771

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$95,237,529
Long-term U.S. government debt securities	126,024,544

$221,262,073

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,645,840
Aggregate gross unrealized depreciation	(3,913,503)

Net unrealized appreciation	$8,732,337

Federal income tax cost of investments in securities and derivative instruments, if applicable	$463,443,291

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $8,141,123)	$7,843,500
Unaffiliated Issuers (Cost $454,141,869)	463,259,180
Repurchase Agreements (Cost $1,072,948)	1,072,948
Cash	4,376,275
Dividends, interest and other receivables	3,113,020
Receivable for securities sold	200,000
Receivable for Portfolio shares sold	21,315
Securities lending income receivable	686
Other assets	1,682

Total assets	479,888,606

LIABILITIES
Payable for securities purchased	3,001,406
Payable for return of collateral on securities loaned	1,072,948
Investment management fees payable	200,069
Payable for Portfolio shares redeemed	69,156
Administrative fees payable	37,567
Distribution fees payable – Class IB	9,841
Trustees’ fees payable	1,248
Accrued expenses	122,042

Total liabilities	4,514,277

NET ASSETS	$475,374,329

Net assets were comprised of:
Paid in capital	$470,300,084
Total distributable earnings (loss)	5,074,245

Net assets	$475,374,329

Class IB
Net asset value, offering and redemption price per share, $47,029,431 / 4,642,530 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.13

Class K
Net asset value, offering and redemption price per share, $428,344,898 / 42,278,805 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.13

(x)	Includes value of securities on loan of $1,049,613.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest (net of $754 foreign withholding tax)	$15,629,269
Dividends ($609,674 of dividend income received from affiliates)	819,025
Securities lending (net)	16,098

Total income	16,464,392

EXPENSES
Investment management fees	2,451,528
Administrative fees	390,361
Distribution fees – Class IB	102,249
Professional fees	76,468
Printing and mailing expenses	44,661
Custodian fees	33,900
Trustees’ fees	12,742
Miscellaneous	48,961

Gross expenses	3,160,870
Less: Waiver from investment manager	(144,731)

Net expenses	3,016,139

NET INVESTMENT INCOME (LOSS)	13,448,253

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($(142,498) of realized gain (loss) from affiliates)	1,372,277
Net change in unrealized appreciation (depreciation) on investments in securities ($346,994 of change in unrealized appreciation (depreciation) from affiliates)	16,953,188

NET REALIZED AND UNREALIZED GAIN (LOSS)	18,325,465

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,773,718

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$13,448,253	$9,851,742
Net realized gain (loss)	1,372,277	(3,494,323)
Net change in unrealized appreciation (depreciation)	16,953,188	(8,447,560)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	31,773,718	(2,090,141)

Distributions to shareholders:
Class IB	(1,329,328)	(1,007,603)
Class K	(12,755,558)	(9,524,445)

Total distributions to shareholders	(14,084,886)	(10,532,048)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,513,044 and 1,077,975 shares, respectively ]	15,323,912	10,659,882
Capital shares issued in reinvestment of dividends and distributions [ 131,245 and 104,921 shares, respectively ]	1,329,328	1,007,603
Capital shares repurchased [ (578,915) and (432,653) shares, respectively ]	(5,845,519)	(4,274,076)

Total Class IB transactions	10,807,721	7,393,409

Class K
Capital shares sold [ 12,425,604 and 6,443,174 shares, respectively ]	124,748,557	63,931,559
Capital shares issued in reinvestment of dividends and distributions [ 1,259,356 and 991,819 shares, respectively ]	12,755,558	9,524,445
Capital shares repurchased [ (2,289,914) and (3,578,014) shares, respectively ]	(23,005,178)	(35,423,797)

Total Class K transactions	114,498,937	38,032,207

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	125,306,658	45,425,616

TOTAL INCREASE (DECREASE) IN NET ASSETS	142,995,490	32,803,427
NET ASSETS:
Beginning of year	332,378,839	299,575,412

End of year	$475,374,329	$332,378,839

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						May 1, 2015* to December 31, 2015
Class IB	2019		2018		2017	2016
Net asset value, beginning of period	$9.64		$10.03		$9.81	$9.61	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31		0.27		0.23	0.25	0.17
Net realized and unrealized gain (loss)	0.48		(0.37)		0.16	0.21	(0.39)

Total from investment operations	0.79		(0.10)		0.39	0.46	(0.22)

Less distributions:
Dividends from net investment income	(0.30)		(0.29)		(0.16)	(0.26)	(0.17)
Distributions from net realized gains	—		—		(0.01)	—	—

Total dividends and distributions	(0.30)		(0.29)		(0.17)	(0.26)	(0.17)

Net asset value, end of period	$10.13		$9.64		$10.03	$9.81	$9.61

Total return (b)	8.18%		(0.96)%		3.93%	4.83%	(2.20)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$47,029		$34,500		$28,366	$10,304	$2,364
Ratio of expenses to average net assets:
After waivers (a)(f)	0.96	%(j)	0.98	%(k)	1.04%	1.06%	1.08%
Before waivers (a)(f)	1.00%		1.00%		1.07%	1.11%	1.26%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	3.06%		2.74%		2.23%	2.52%	2.54	%(l)
Before waivers (a)(f)	3.03%		2.73%		2.20%	2.47%	2.36	%(l)
Portfolio turnover rate^	57%		62%		120%	76%	79	%(z)

	Year Ended December 31,						May 1, 2015* to December 31, 2015
Class K	2019		2018		2017	2016
Net asset value, beginning of period	$9.65		$10.03		$9.81	$9.61	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.34		0.30		0.25	0.28	0.18
Net realized and unrealized gain (loss)	0.46		(0.36)		0.16	0.21	(0.38)

Total from investment operations	0.80		(0.06)		0.41	0.49	(0.20)

Less distributions:
Dividends from net investment income	(0.32)		(0.32)		(0.18)	(0.29)	(0.19)
Distributions from net realized gains	—		—		(0.01)	—	—

Total dividends and distributions	(0.32)		(0.32)		(0.19)	(0.29)	(0.19)

Net asset value, end of period	$10.13		$9.65		$10.03	$9.81	$9.61

Total return (b)	8.33%		(0.61)%		4.19%	5.10%	(2.03)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$428,345		$297,879		$271,210	$60,950	$57,967
Ratio of expenses to average net assets:
After waivers (a)(f)	0.71	%(j)	0.73	%(k)	0.79%	0.82%	0.84%
Before waivers (a)(f)	0.75%		0.75%		0.82%	0.88%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	3.32%		2.98%		2.49%	2.84%	2.67	%(l)
Before waivers (a)(f)	3.28%		2.96%		2.45%	2.78%	2.47	%(l)
Portfolio turnover rate^	57%		62%		120%	76%	79	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.98% for Class IB and 0.73% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.01% for Class IB and 0.76% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT EQUITY INCOME PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Barrow, Hanley, Mewhinney & Strauss, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	24.30%	7.13%	10.68%
Portfolio – Class IB Shares	24.10	7.12	10.59
Portfolio – Class K Shares*	24.59	7.40	12.36
Russell 1000® Value Index	26.54	8.29	11.80

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 24.10% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 26.54% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The consumer discretionary sector was the Portfolio’s largest contributor to relative performance as security selection positively impacted performance.

•	The second largest contributor to the Portfolio’s performance, relative to the benchmark, was performance of security selection within and allocation to the industrials sector.

•	Positively impacting performance was allocation to the health care sector.

•	Leading relative contributors were Target Corp., Johnson Controls International plc, General Electric Co., QUALCOMM, Inc. and Entergy Corp.

What hurt performance during the year:

•	Stock selection within and allocation to the financials sector was the largest relative detractor from performance for the period.

•	Relative stock selection within and allocation to the energy and information technology sectors diminished some of overall performance.

•	Leading relative detractors for the period were State Street Corp., EOG Resources, Inc., Corteva, Inc., Exelon Corp. and BP plc.

Portfolio Positioning and Outlook — Barrow, Hanley, Mewhinney & Strauss, LLC

As investors enter a new decade of investing, it is done with many mixed signals about the economy and the stock market. Looking back, the U.S. has enjoyed the longest, and one of the strongest, bull markets on record. The U.S. economy is approaching the longest expansion in post-war history. Both situations have been fueled in large part by the unprecedented intervention by the Federal Reserve to create ever-lower interest rates and ample liquidity. We are, therefore, in uncharted territory as we look at historical roadmaps, which brings to mind the saying “there is a reason that the rear-view mirror is small and the front windshield is large.” The road ahead is always uncertain, but as we look around the investment landscape, we observe the following:

•

The bull market has not produced the rabid greed seen in past cycles, as many retail investors have been cautious to the point of not fully participating in the market’s advance. There is, however, a growing degree of complacency among stock investors that is concerning.

•

Interest rates have been so much lower, for so much longer, that the strong consensus thinking is that the trend will continue into the future indefinitely. A belief that rates will be “lower for longer” drives investors to also believe that growth stock investing will continue to outperform value, despite valuation premiums for growth stocks that are increasingly risky.

•

Similarly, there is a growing consensus that passive investing is somehow risk-free, or at least less risky, than active, fundamental investing. We disagree strongly with this view, especially in the later stages of a bull market advance in which leadership has become narrow and the weightings of a small number

1290 VT EQUITY INCOME PORTFOLIO (Unaudited)

of “superstar” stocks have risen to dominance in the benchmarks. Just consider the contribution of a small number of technology stocks to the overall return of the S&P 500® Index in 2019 – or 20 years earlier, in 1999. Today’s superstars and market leaders are often very different looking forward to the next decade. The consensus thinking that drives certain stocks to the top weightings in the indices rarely proves as profitable in the decade that follows.

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	19.4%
Health Care	14.5
Energy	12.4
Utilities	11.0
Industrials	10.8
Communication Services	8.5
Real Estate	6.5
Materials	6.4
Information Technology	4.3
Consumer Discretionary	4.0
Consumer Staples	2.0
Cash and Other	0.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,090.20	$5.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class IB
Actual	1,000.00	1,089.50	5.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class K
Actual	1,000.00	1,092.80	3.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (8.5%)
Diversified Telecommunication Services (6.0%)
AT&T, Inc.	415,076	$16,221,170
Verizon Communications, Inc.	259,891	15,957,307

		32,178,477

Media (2.5%)
Comcast Corp., Class A	306,168	13,768,375

Total Communication Services		45,946,852

Consumer Discretionary (4.0%)
Household Durables (1.5%)
Whirlpool Corp.	54,574	8,051,302

Specialty Retail (2.5%)
Lowe’s Cos., Inc.	111,780	13,386,773

Total Consumer Discretionary		21,438,075

Consumer Staples (2.0%)
Beverages (2.0%)
Molson Coors Brewing Co., Class B	199,624	10,759,734

Total Consumer Staples		10,759,734

Energy (12.4%)
Energy Equipment & Services (1.8%)
Schlumberger Ltd.	237,757	9,557,831

Oil, Gas & Consumable Fuels (10.6%)
BP plc (ADR)	268,686	10,140,210
EOG Resources, Inc.	139,832	11,712,328
Hess Corp.	117,030	7,818,774
Phillips 66	135,128	15,054,611
Valero Energy Corp.	131,849	12,347,659

		57,073,582

Total Energy		66,631,413

Financials (19.4%)
Banks (8.4%)
JPMorgan Chase & Co.	78,578	10,953,773
US Bancorp	273,253	16,201,170
Wells Fargo & Co.	337,503	18,157,662

		45,312,605

Capital Markets (2.9%)
Northern Trust Corp.	148,540	15,780,890

Consumer Finance (2.0%)
American Express Co.	88,103	10,967,942

Insurance (3.1%)
Chubb Ltd.	105,631	16,442,521

Thrifts & Mortgage Finance (3.0%)
New York Community Bancorp, Inc.	1,338,187	16,085,008

Total Financials		104,588,966

Health Care (14.5%)
Health Care Equipment & Supplies (3.0%)
Medtronic plc	143,408	16,269,638

Health Care Providers & Services (8.9%)
Cigna Corp.	54,504	11,145,523
CVS Health Corp.	251,992	18,720,486
UnitedHealth Group, Inc.	61,823	18,174,725

		48,040,734

Pharmaceuticals (2.6%)
Johnson & Johnson	93,682	13,665,393

Total Health Care		77,975,765

Industrials (10.8%)
Aerospace & Defense (3.9%)
General Dynamics Corp.	53,592	9,450,949
United Technologies Corp.	78,309	11,727,556

		21,178,505

Industrial Conglomerates (3.3%)
General Electric Co.	1,588,902	17,732,146

Machinery (3.6%)
Stanley Black & Decker, Inc.	65,512	10,857,959
Westinghouse Air Brake Technologies Corp.	110,889	8,627,164

		19,485,123

Total Industrials		58,395,774

Information Technology (4.3%)
Semiconductors & Semiconductor Equipment (1.5%)
QUALCOMM, Inc.	88,525	7,810,561

Software (2.8%)
Oracle Corp.	288,530	15,286,319

Total Information Technology		23,096,880

Materials (6.4%)
Chemicals (6.4%)
Corteva, Inc.	393,563	11,633,722
DuPont de Nemours, Inc.	187,214	12,019,139
Linde plc	50,994	10,856,623

Total Materials		34,509,484

Real Estate (6.5%)
Equity Real Estate Investment Trusts (REITs) (6.5%)
Healthpeak Properties, Inc. (REIT)	580,542	20,011,284
Simon Property Group, Inc. (REIT)	100,355	14,948,881

Total Real Estate		34,960,165

Utilities (11.0%)
Electric Utilities (8.0%)
Edison International	108,687	8,196,086
Entergy Corp.	135,071	16,181,506
Exelon Corp.	412,259	18,794,888

		43,172,480

Multi-Utilities (3.0%)
Dominion Energy, Inc.	196,167	16,246,551

Total Utilities		59,419,031

Total Investments in Securities (99.8%) (Cost $510,143,294)		537,722,139
Other Assets Less Liabilities (0.2%)		1,127,724

Net Assets (100%)		$538,849,863

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$45,946,852	$—	$—	$45,946,852
Consumer Discretionary	21,438,075	—	—	21,438,075
Consumer Staples	10,759,734	—	—	10,759,734
Energy	66,631,413	—	—	66,631,413
Financials	104,588,966	—	—	104,588,966
Health Care	77,975,765	—	—	77,975,765
Industrials	58,395,774	—	—	58,395,774
Information Technology	23,096,880	—	—	23,096,880
Materials	34,509,484	—	—	34,509,484
Real Estate	34,960,165	—	—	34,960,165
Utilities	59,419,031	—	—	59,419,031

Total Assets	$537,722,139	$—	$—	$537,722,139

Total Liabilities	$—	$—	$—	$—

Total	$537,722,139	$—	$—	$537,722,139

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$288,839,123
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$373,560,174

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$55,571,952
Aggregate gross unrealized depreciation	(28,735,240)

Net unrealized appreciation	$26,836,712

Federal income tax cost of investments in securities and derivative instruments, if applicable	$510,885,427

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $510,143,294)	$537,722,139
Cash	1,198,318
Dividends, interest and other receivables	583,927
Receivable for Portfolio shares sold	36,481
Securities lending income receivable	590
Other assets	2,183

Total assets	539,543,638

LIABILITIES
Payable for Portfolio shares redeemed	278,396
Investment management fees payable	253,646
Administrative fees payable	43,109
Distribution fees payable – Class IB	34,782
Distribution fees payable – Class IA	7,367
Accrued expenses	76,475

Total liabilities	693,775

NET ASSETS	$538,849,863

Net assets were comprised of:
Paid in capital	$514,405,432
Total distributable earnings (loss)	24,444,431

Net assets	$538,849,863

Class IA
Net asset value, offering and redemption price per share, $35,150,349 / 7,901,824 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.45

Class IB
Net asset value, offering and redemption price per share, $166,131,969 / 37,052,987 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.48

Class K
Net asset value, offering and redemption price per share, $337,567,545 / 75,882,127 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.45

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends	$16,286,755
Interest	101,228
Securities lending (net)	11,830

Total income	16,399,813

EXPENSES
Investment management fees	3,939,748
Administrative fees	501,970
Distribution fees – Class IB	396,306
Distribution fees – Class IA	85,047
Professional fees	60,792
Custodian fees	57,000
Printing and mailing expenses	52,520
Trustees’ fees	17,056
Miscellaneous	14,748

Gross expenses	5,125,187
Less: Waiver from investment manager	(964,712)

Net expenses	4,160,475

NET INVESTMENT INCOME (LOSS)	12,239,338

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	3,552,142
Net change in unrealized appreciation (depreciation) on investments in securities	99,881,278

NET REALIZED AND UNREALIZED GAIN (LOSS)	103,433,420

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$115,672,758

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,239,338	$12,518,709
Net realized gain (loss)	3,552,142	154,562,522
Net change in unrealized appreciation (depreciation)	99,881,278	(235,076,906)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	115,672,758	(67,995,675)

Distributions to shareholders:
Class IA	(1,222,231)	(11,227,363)
Class IB	(5,703,489)	(48,279,626)
Class K	(12,499,267)	(115,890,229)

Total distributions to shareholders	(19,424,987)	(175,397,218)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 369,092 and 319,541 shares, respectively ]	1,549,073	1,832,049
Capital shares issued in reinvestment of dividends and distributions [ 280,234 and 2,809,205 shares, respectively ]	1,222,231	11,227,363
Capital shares repurchased [ (1,772,114) and (996,157) shares, respectively ]	(7,232,126)	(5,853,481)

Total Class IA transactions	(4,460,822)	7,205,931

Class IB
Capital shares sold [ 2,177,964 and 1,637,086 shares, respectively ]	9,177,283	9,441,416
Capital shares issued in reinvestment of dividends and distributions [ 1,297,473 and 11,989,713 shares, respectively ]	5,703,489	48,279,626
Capital shares repurchased [ (5,137,424) and (3,811,816) shares, respectively ]	(21,769,208)	(22,399,093)

Total Class IB transactions	(6,888,436)	35,321,949

Class K
Capital shares sold [ 362,345 and 2,283,443 shares, respectively ]	1,518,139	13,162,604
Capital shares issued in reinvestment of dividends and distributions [ 2,864,188 and 29,004,772 shares, respectively ]	12,499,267	115,890,229
Capital shares repurchased [ (19,671,399) and (7,885,670) shares, respectively ]	(80,941,177)	(46,252,863)

Total Class K transactions	(66,923,771)	82,799,970

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(78,273,029)	125,327,850

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,974,742	(118,065,043)
NET ASSETS:
Beginning of year	520,875,121	638,940,164

End of year	$538,849,863	$520,875,121

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$3.71	$6.09	$5.76	$5.79	$6.59

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.11	0.09	0.10	0.09
Net realized and unrealized gain (loss)	0.81	(0.72)	0.80	0.65	(0.22)

Total from investment operations	0.90	(0.61)	0.89	0.75	(0.13)

Less distributions:
Dividends from net investment income	(0.10)	(0.12)	(0.09)	(0.11)	(0.10)
Distributions from net realized gains	(0.06)	(1.65)	(0.47)	(0.67)	(0.57)

Total dividends and distributions	(0.16)	(1.77)	(0.56)	(0.78)	(0.67)

Net asset value, end of year	$4.45	$3.71	$6.09	$5.76	$5.79

Total return	24.30%	(11.69)%	15.78%	12.93%	(1.69)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$35,150	$33,493	$41,988	$41,067	$38,863
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.99%	1.00%	1.00%	1.03%
Before waivers (f)	1.13%	1.13%	1.13%	1.13%	1.12%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.17%	1.89%	1.56%	1.72%	1.46%
Before waivers (f)	1.98%	1.75%	1.43%	1.59%	1.37%
Portfolio turnover rate^	56%	106%*	41%	49%	66%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$3.74	$6.12	$5.79	$5.81	$6.61

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.11	0.10	0.10	0.09
Net realized and unrealized gain (loss)	0.81	(0.72)	0.79	0.66	(0.22)

Total from investment operations	0.90	(0.61)	0.89	0.76	(0.13)

Less distributions:
Dividends from net investment income	(0.10)	(0.12)	(0.09)	(0.11)	(0.10)
Distributions from net realized gains	(0.06)	(1.65)	(0.47)	(0.67)	(0.57)

Total dividends and distributions	(0.16)	(1.77)	(0.56)	(0.78)	(0.67)

Net asset value, end of year	$4.48	$3.74	$6.12	$5.79	$5.81

Total return	24.10%	(11.62)%	15.70%	13.06%	(1.68)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$166,132	$144,780	$176,995	$162,969	$154,966
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.99%	1.00%	1.00%	1.03%
Before waivers (f)	1.13%	1.13%	1.13%	1.13%	1.12%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.17%	1.89%	1.56%	1.72%	1.46%
Before waivers (f)	1.99%	1.75%	1.43%	1.59%	1.37%
Portfolio turnover rate^	56%	106%*	41%	49%	66%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$3.71	$6.09	$5.76	$5.79	$6.59

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.13	0.11	0.12	0.11
Net realized and unrealized gain (loss)	0.81	(0.72)	0.80	0.65	(0.22)

Total from investment operations	0.91	(0.59)	0.91	0.77	(0.11)

Less distributions:
Dividends from net investment income	(0.11)	(0.14)	(0.11)	(0.13)	(0.12)
Distributions from net realized gains	(0.06)	(1.65)	(0.47)	(0.67)	(0.57)

Total dividends and distributions	(0.17)	(1.79)	(0.58)	(0.80)	(0.69)

Net asset value, end of year	$4.45	$3.71	$6.09	$5.76	$5.79

Total return	24.59%	(11.45)%	16.05%	13.22%	(1.44)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$337,568	$342,603	$419,957	$456,807	$520,261
Ratio of expenses to average net assets:
After waivers (f)	0.70%	0.74%	0.75%	0.75%	0.79%
Before waivers (f)	0.88%	0.88%	0.88%	0.88%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.42%	2.14%	1.81%	1.98%	1.70%
Before waivers (f)	2.24%	2.00%	1.68%	1.85%	1.61%
Portfolio turnover rate^	56%	106%*	41%	49%	66%
*

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 31%.

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	8.62%	3.89%	4.86%
Portfolio – Class IB Shares	8.67	3.89	4.81
Portfolio – Class K Shares*	8.89	4.13	4.90
S&P Long-Only Merger Arbitrage Index	6.09	3.99	4.08
S&P 500® Index	31.49	11.70	13.56

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.67% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the S&P Long-Only Merger Arbitrage Index and the S&P 500® Index, which returned 6.09% and 31.49%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Hertz Global Holdings, Inc. had a strong year following recent momentum in the stock as CEO Kathy Marinello has grown revenues each of the past eight quarters and made investments to improve profitability that may pay benefits in 2020.

•

CIRCOR International, Inc. was a top contributor to the Portfolio’s performance in an eventful year when it received a takeover bid from Crane Co., which the company narrowly fended off. The stock also rose on the robust outlook for its aerospace and defense business, which accounts for more than 30% of company revenues and received cash from several non-core divestitures.

•	DISH Network Corp., a 2018 laggard, rebounded during 2019 as its legacy video service took share from DIRECTV and it created multiple paths forward for monetization of its valuable spectrum holdings.

What hurt performance during the year:

•

Despite controlling the most valuable entertainment properties on earth, The Walt Disney Company was down during the period as it faced headwinds from a pay-TV subscriber base eroded by the likes of Netflix and YouTube. In response, Disney has reclaimed much of its previously licensed content to launch its own direct-to-consumer experience, Disney+.

•

The Portfolio’s roughly 40% allocation to announced deals, or companies that are the target of takeover deals, by design mutes its relative return in strong market years while lowering its overall risk profile and downside in more challenging years for the broader market.

•

The Portfolio’s lower weighting in information technology companies was the largest detractor to relative performance during the year as technology stocks continued to be the best performers for the benchmark and one of the most targeted sectors for takeover activity.

Portfolio Positioning and Outlook — GAMCO Asset Management, Inc.

We expect to see a vibrant economy in 2020, driven by increased confidence in the business sector and a step up in capital expenditures including the agricultural sector, which has been lagging. We believe the consumer area will be crimped in part by continued weak spending on autos. Government spending, particularly on defense and more likely than not on infrastructure, may provide a ballast. Gross Domestic Product (GDP) will remain steady around 2%, and inflation will rise, in our opinion.

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO (Unaudited)

With a recession postponed yet again and interest rates lower, we continue to expect earnings and the market to grind higher, albeit at a more muted pace. Earnings in 2020 may benefit from accelerating economic activity and easier comparisons versus 2019. Unforeseen events may emerge in the year ahead, as market participants witnessed in 2019, but the market is likely just as apt to continue treating them as noise.

We believe multiples on stocks will see headwinds from a rising 10-year bond with increased volatility in part from geopolitical considerations as well as a focus on the U.S. election. If the President is not reelected, will the Democratic victor be a relative centrist or a progressive with an aggressive economic agenda with implications for broad swaths of the economy? The answers to these questions will have real impacts for both the economy and equity values.

A new decade does not guarantee a new investing paradigm, but the alternating dominance of Growth and Value has historically run in cycles. The current cycle is long in the tooth. We continue to search for and find value in the growth dynamics of certain companies, though we have not changed our core approach and are ready for any relative market tailwind. We construct portfolios from the bottom up in a way that makes us look different from any index. Over a long period, we believe being idiosyncratic and relying on ideas that can generate positive returns irrespective of economic conditions, is the best way to add value for the Portfolio.

Sector Weightings as of December 31, 2019	% of Net Assets
Investment Company	16.0%
Communication Services	13.1
Industrials	12.7
Consumer Discretionary	8.5
Information Technology	8.4
Health Care	8.4
Utilities	8.0
Materials	7.8
Energy	4.2
Consumer Staples	3.1
Real Estate	3.0
Financials	2.2
Repurchase Agreements	1.5
Cash and Other	3.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,021.50	$6.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.59	6.67
Class IB
Actual	1,000.00	1,021.60	6.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.59	6.67
Class K
Actual	1,000.00	1,022.10	5.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.40

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.31%, 1.31% and 1.06%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (13.1%)
Diversified Telecommunication Services (2.2%)
CenturyLink, Inc.	80,000	$1,056,800
Cincinnati Bell, Inc.*	72,957	763,860
Koninklijke KPN NV	100,000	295,119
North State Telecommunications Corp., Class B	4,950	386,100
Zayo Group Holdings, Inc.*	65,000	2,252,250

		4,754,129

Entertainment (0.7%)
Cineplex, Inc.	1,000	26,068
Liberty Media Corp.-Liberty Braves, Class A*	20,000	593,000
Liberty Media Corp.-Liberty Braves, Class C*	12,000	354,480
Madison Square Garden Co. (The), Class A*	1,600	470,704

		1,444,252

Media (6.3%)
AH Belo Corp., Class A	115,026	324,373
AMC Networks, Inc., Class A*	6,000	237,000
Beasley Broadcast Group, Inc., Class A	50,000	154,500
Central European Media Enterprises Ltd., Class A*	434,825	1,969,757
Clear Channel Outdoor Holdings, Inc.*	555,416	1,588,490
DISH Network Corp., Class A*	37,948	1,346,016
EW Scripps Co. (The), Class A	126,512	1,987,503
Fox Corp., Class B	68,333	2,487,321
Liberty Global plc, Class A*	16,000	363,840
Liberty Global plc, Class C*	17,000	370,515
Liberty Latin America Ltd., Class A*	4,000	77,200
Liberty Latin America Ltd., Class C*	16,000	311,360
Loral Space & Communications, Inc.*	30,000	969,600
Telenet Group Holding NV	25,000	1,123,383
Tribune Publishing Co.	2,000	26,320

		13,337,178

Wireless Telecommunication Services (3.9%)
Millicom International Cellular SA (x)	45,000	2,170,350
Telephone & Data Systems, Inc.	14,000	356,020
T-Mobile US, Inc.*	46,000	3,607,320
United States Cellular Corp.*	58,000	2,101,340

		8,235,030

Total Communication Services		27,770,589

Consumer Discretionary (8.5%)
Diversified Consumer Services (0.2%)
ServiceMaster Global Holdings, Inc.*	12,000	463,920

Hotels, Restaurants & Leisure (3.4%)
Caesars Entertainment Corp.*	445,000	6,052,000
Cherry AB, Class B (r)(x)*	40,000	371,543
Dover Motorsports, Inc.	93,999	174,838
Eldorado Resorts, Inc. (x)*	1,500	89,460
Gamenet Group SpA (m)	16,000	233,314
Stars Group, Inc. (The)*	4,000	104,360
Temple Hotels, Inc. (REIT)*	50,000	80,089

		7,105,604

Household Durables (2.1%)
Lennar Corp., Class B	37,000	1,653,900
Nobility Homes, Inc.	10,000	240,000
Sony Corp. (ADR)	36,000	2,448,000
William Lyon Homes, Class A*	3,000	59,940

		4,401,840

Internet & Direct Marketing Retail (0.7%)
Altaba, Inc. (r)*	72,200	1,498,150
Just Eat plc*	1,000	11,058

		1,509,208

Multiline Retail (0.1%)
Hudson’s Bay Co.	33,000	251,080

Specialty Retail (2.0%)
Swedol AB, Class B	13,000	64,331
Tiffany & Co.	32,000	4,276,800

		4,341,131

Total Consumer Discretionary		18,072,783

Consumer Staples (3.1%)
Beverages (2.1%)
Craft Brew Alliance, Inc. (x)*	250,000	4,125,000
National Beverage Corp. (x)*	8,500	433,670

		4,558,670

Food Products (1.0%)
GrainCorp Ltd., Class A*	16,000	85,108
Premier Foods plc*	1,550,049	777,134
Tootsie Roll Industries, Inc. (x)	36,499	1,246,076

		2,108,318

Total Consumer Staples		6,666,988

Energy (4.1%)
Energy Equipment & Services (0.2%)
KLX Energy Services Holdings, Inc.*	55,000	354,200

Oil, Gas & Consumable Fuels (3.9%)
Alvopetro Energy Ltd. (x)*	280,000	168,188
Gulf Coast Ultra Deep Royalty Trust	550,000	14,300
Noble Energy, Inc.	19,999	496,775
Tallgrass Energy LP, Class A	350,000	7,742,000

		8,421,263

Total Energy		8,775,463

Financials (2.2%)
Banks (1.2%)
Flushing Financial Corp.	70,000	1,512,350
Horizon Bancorp, Inc.	10,000	190,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Sterling Bancorp	30,000	$632,400
Truist Financial Corp.	4,000	225,280

		2,560,030

Capital Markets (1.0%)
BKF Capital Group, Inc.*	2,434	27,991
Bolsas y Mercados Espanoles SHMSF SA	1,000	38,564
Ladenburg Thalmann Financial Services, Inc.	550,000	1,914,000

		1,980,555

Insurance (0.0%)
Charles Taylor plc	1,000	4,556
Topdanmark A/S	1,000	49,296

		53,852

Total Financials		4,594,437

Health Care (8.3%)
Biotechnology (2.7%)
Achillion Pharmaceuticals, Inc.*	21,000	126,630
ArQule, Inc.*	58,000	1,157,680
Audentes Therapeutics, Inc.*	2,500	149,600
Grifols SA (ADR)	24,000	558,960
Idorsia Ltd.*	15,000	464,042
Medicines Co. (The)(x)*	32,000	2,718,080
Ra Pharmaceuticals, Inc.*	13,000	610,090

		5,785,082

Health Care Equipment & Supplies (0.8%)
Consort Medical plc	20,000	271,543
ICU Medical, Inc.*	500	93,560
Innocoll Holdings plc (r)(x)*	125,000	—
Wright Medical Group NV*	45,000	1,371,600

		1,736,703

Health Care Providers & Services (0.3%)
American Medical Alert Corp. (r)*	140,898	—
Diplomat Pharmacy, Inc.*	40,000	160,000
Hemacare Corp.*	13,000	328,250

		488,250

Life Sciences Tools & Services (0.9%)
Illumina, Inc.*	200	66,348
Pacific Biosciences of California, Inc.*	355,000	1,824,700

		1,891,048

Pharmaceuticals (3.6%)
Akorn, Inc.*	200,000	300,000
Allergan plc	22,500	4,301,325
Bristol-Myers Squibb Co.	33,000	2,118,270
Mylan NV*	47,000	944,700

		7,664,295

Total Health Care		17,565,378

Industrials (12.5%)
Aerospace & Defense (1.0%)
Cobham plc	300,000	652,696
United Technologies Corp.	8,000	1,198,080
Wesco Aircraft Holdings, Inc.*	32,000	352,640

		2,203,416

Construction & Engineering (0.0%)
Koninklijke Volkerwessels NV	500	12,311

Electrical Equipment (0.7%)
Rockwell Automation, Inc.	8,000	1,621,360

Machinery (6.4%)
CIRCOR International, Inc.*	28,000	1,294,720
EnPro Industries, Inc.	17,000	1,136,960
Haldex AB	33,000	179,686
Mueller Industries, Inc.	28,000	889,000
Mueller Water Products, Inc., Class A	50,000	599,000
Navistar International Corp.*	100,000	2,894,000
Park-Ohio Holdings Corp.	2,500	84,125
WABCO Holdings, Inc.*	48,000	6,504,000

		13,581,491

Road & Rail (1.6%)
Hertz Global Holdings, Inc.*	213,000	3,354,750

Trading Companies & Distributors (2.8%)
Aircastle Ltd.	10,000	320,100
Cramo OYJ	4,000	59,405
Herc Holdings, Inc.*	88,000	4,306,720
Kaman Corp.	18,000	1,186,560

		5,872,785

Total Industrials		26,646,113

Information Technology (8.4%)
Communications Equipment (1.2%)
Acacia Communications, Inc.*	29,000	1,966,490
Digi International, Inc.*	30,000	531,600

		2,498,090

Electronic Equipment, Instruments & Components (2.2%)
Anixter International, Inc.*	100	9,210
CTS Corp.	7,500	225,075
Fitbit, Inc., Class A (x)*	195,000	1,281,150
KEMET Corp.	10,000	270,500
Tech Data Corp.*	20,000	2,872,000

		4,657,935

IT Services (0.1%)
Altran Technologies SA	500	7,942
Business & Decision*	6,000	50,813
MoneyGram International, Inc. (x)*	87,000	182,700
VersaPay Corp.*	1,000	2,064

		243,519

Semiconductors & Semiconductor Equipment (3.8%)
AIXTRON SE*	20,000	191,317
Cypress Semiconductor Corp.	263,000	6,135,790
Mellanox Technologies Ltd.*	14,000	1,640,520

		7,967,627

Software (0.8%)
Cision Ltd.*	100,000	997,000
LogMeIn, Inc.	3,000	257,220

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares		Value (Note 1)
NortonLifeLock, Inc.	15,000		$382,800
Sophos Group plc (m)	13,000		96,086

			1,733,106

Technology Hardware, Storage & Peripherals (0.3%)
Dell Technologies, Inc., Class C*	—	@	17
Diebold Nixdorf, Inc.*	68,000		718,080

			718,097

Total Information Technology			17,818,374

Materials (7.8%)
Chemicals (4.2%)
Innophos Holdings, Inc.	140,295		4,486,634
OMNOVA Solutions, Inc.*	430,000		4,347,300

			8,833,934

Construction Materials (1.5%)
Vulcan Materials Co.	22,000		3,167,780

Containers & Packaging (0.5%)
Greif, Inc., Class A	4,000		176,800
Myers Industries, Inc.	55,000		917,400

			1,094,200

Metals & Mining (0.4%)
Osisko Gold Royalties Ltd.	20,000		194,370
Pan American Silver Corp.	30,000		710,639

			905,009

Paper & Forest Products (1.2%)
Canfor Corp.*	250,000		2,337,223
Norbord, Inc.	10,000		267,452

			2,604,675

Total Materials			16,605,598

Real Estate (3.0%)
Equity Real Estate Investment Trusts (REITs) (3.0%)
Condor Hospitality Trust, Inc. (REIT) (x)	102,661		1,133,378
Liberty Property Trust (REIT)	4,000		240,200
Ryman Hospitality Properties, Inc. (REIT)	57,000		4,939,620

Total Real Estate			6,313,198

Utilities (8.0%)
Electric Utilities (3.6%)
El Paso Electric Co.	97,000		6,585,330
PNM Resources, Inc.	22,000		1,115,620

			7,700,950

Gas Utilities (2.2%)
AltaGas Canada, Inc.	75,000		1,927,342
National Fuel Gas Co.	60,000		2,792,400

			4,719,742

Independent Power and Renewable Electricity Producers (0.4%)
Alerion Cleanpower SpA	11,000		38,003
Pattern Energy Group, Inc., Class A	33,000		882,915

			920,918

Multi-Utilities (0.6%)
Avista Corp.	24,000		1,154,160

Water Utilities (1.2%)
AquaVenture Holdings Ltd.*	1,000		27,120
Severn Trent plc	72,000		2,398,586

			2,425,706

Total Utilities			16,921,476

Total Common Stocks (79.0%) (Cost $161,257,932)			167,750,397

PREFERRED STOCK:
Industrials (0.2%)
Industrial Conglomerates (0.2%)
Steel Partners Holdings LP 6.000%	20,000		466,600

Total Preferred Stock (0.2%) (Cost $365,524)			466,600

MASTER LIMITED PARTNERSHIP:
Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Energy Transfer LP (Cost $218,293)	18,187		233,339

	Number of Rights		Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	130,000		—

Total Communication Services			—

Health Care (0.1%)
Biotechnology (0.0%)
Alder Biopharmaceuticals, Inc., CVR (r)(x)*	10,000		6,600
Ambit Biosciences Corp., CVR (r)*	20,000		30,376
Clementia Pharmaceuticals, Inc., CVR (r)*	40,000		40,500
Tobira Therapeutics, Inc., CVR (r)(x)*	15,000		675

			78,151

Pharmaceuticals (0.1%)
ADOLOR Corp., CVR (r)*	40,000		—
Bristol-Myers Squibb Co., CVR *	51,000		153,510
Ocera Therapeutics, Inc., CVR (r)*	16,000		4,720
Omthera Pharmaceuticals, Inc., CVR (r)*	100		—

			158,230

Total Health Care			236,381

Materials (0.0%)
Chemicals (0.0%)
Schulman, Inc., CVR (r)*	40,095		15,728

Total Materials			15,728

Total Rights (0.1%) (Cost $138,855)			252,109

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (16.0%)
JPMorgan Prime Money Market Fund, IM Shares	34,043,144	$34,053,357

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.5%)
Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $500,044, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $510,000. (xx)	$500,000	500,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,366,554, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,393,755. (xx)	1,366,425	1,366,425
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $400,038, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $408,000. (xx)	400,000	400,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $200,031, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $204,001. (xx)	200,000	200,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $500,155, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $510,000. (xx)	500,000	500,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $200,019, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $217,778. (xx)	200,000	200,000

Total Repurchase Agreements		3,166,425

Total Short-Term Investments (17.5%) (Cost $37,214,025)		37,219,782

Total Investments in Securities (96.9%) (Cost $199,194,629)		205,922,227
Other Assets Less Liabilities (3.1%)		6,493,951

Net Assets (100%)		$212,416,178

*	Non-income producing.
@	Shares are less than 0.5.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $329,400 or 0.2% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $7,168,978. This was collateralized by $4,322,060 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $3,166,425 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Communication Services	$26,352,087	$1,418,502	$—		$27,770,589
Consumer Discretionary	15,654,387	548,703	1,869,693		18,072,783
Consumer Staples	5,804,746	862,242	—		6,666,988
Energy	8,775,463	—	—		8,775,463
Financials	4,474,030	120,407	—		4,594,437
Health Care	16,829,793	735,585	—	(b)	17,565,378
Industrials	25,742,015	904,098	—		26,646,113
Information Technology	17,472,216	346,158	—		17,818,374
Materials	16,605,598	—	—		16,605,598
Real Estate	6,313,198	—	—		6,313,198
Utilities	14,484,887	2,436,589	—		16,921,476
Master Limited Partnership
Energy	233,339	—	—		233,339
Preferred Stock
Industrials	466,600	—	—		466,600
Rights
Communication Services	—	—	—	(b)	—	(b)
Health Care	153,510	—	82,871		236,381
Materials	—	—	15,728		15,728
Short-Term Investments
Investment Company	34,053,357	—	—		34,053,357
Repurchase Agreements	—	3,166,425	—		3,166,425

Total Assets	$193,415,226	$10,538,709	$1,968,292		$205,922,227

Total Liabilities	$—	$—	$—		$—

Total	$193,415,226	$10,538,709	$1,968,292		$205,922,227

(a)	A security with a market value of $371,543 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$320,146,180
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$298,167,743

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,104,628
Aggregate gross unrealized depreciation	(15,301,919)

Net unrealized appreciation	$6,802,709

Federal income tax cost of investments in securities and derivative instruments, if applicable	$199,119,518

For the year ended December 31, 2019, the Portfolio incurred approximately $151,331 as brokerage commissions with G. Research, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $196,028,204)	$202,755,802
Repurchase Agreements (Cost $3,166,425)	3,166,425
Cash	10,424,000
Dividends, interest and other receivables	259,566
Receivable for Portfolio shares sold	34,511
Receivable for securities sold	28,927
Securities lending income receivable	13,105
Other assets	897

Total assets	216,683,233

LIABILITIES
Foreign currency overdraft payable	1,513
Payable for return of collateral on securities loaned	3,166,425
Payable for securities purchased	755,650
Investment management fees payable	161,228
Payable for Portfolio shares redeemed	61,691
Distribution fees payable – Class IB	37,945
Administrative fees payable	17,091
Distribution fees payable – Class IA	2,444
Trustees’ fees payable	453
Accrued expenses	62,615

Total liabilities	4,267,055

NET ASSETS	$212,416,178

Net assets were comprised of:
Paid in capital	$208,695,348
Total distributable earnings (loss)	3,720,830

Net assets	$212,416,178

Class IA
Net asset value, offering and redemption price per share, $11,656,494 / 961,325 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.13

Class IB
Net asset value, offering and redemption price per share, $179,896,900 / 14,922,575 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.06

Class K
Net asset value, offering and redemption price per share, $20,862,784 / 1,702,901 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.25

(x)	Includes value of securities on loan of $7,168,978.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $80,601 foreign withholding tax)	$11,000,474
Interest	147,395
Securities lending (net)	179,424

Total income	11,327,293

EXPENSES
Investment management fees	1,930,992
Distribution fees – Class IB	455,521
Administrative fees	205,028
Custodian fees	47,001
Professional fees	42,679
Printing and mailing expenses	33,737
Distribution fees – Class IA	29,754
Trustees’ fees	6,928
Miscellaneous	11,363

Total expenses	2,763,003

NET INVESTMENT INCOME (LOSS)	8,564,290

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(1,821,527)
Foreign currency transactions	(7,058)

Net realized gain (loss)	(1,828,585)

Change in unrealized appreciation (depreciation) on:
Investments in securities	11,191,522
Foreign currency translations	5,368

Net change in unrealized appreciation (depreciation)	11,196,890

NET REALIZED AND UNREALIZED GAIN (LOSS)	9,368,305

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,932,595

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,564,290	$3,166,540
Net realized gain (loss)	(1,828,585)	5,877,059
Net change in unrealized appreciation (depreciation)	11,196,890	(20,124,471)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,932,595	(11,080,872)

Distributions to shareholders:
Class IA	(496,792)	(524,651)
Class IB	(7,770,994)	(7,979,542)
Class K	(920,777)	(923,540)

Total distributions to shareholders	(9,188,563)	(9,427,733)

Tax return of capital:
Class IA	(161,405)	—
Class IB	(2,517,645)	—
Class K	(299,818)	—

Total	(2,978,868)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 85,742 and 96,326 shares, respectively ]	1,065,451	1,244,361
Capital shares issued in reinvestment of dividends and distributions [ 54,405 and 43,384 shares, respectively ]	658,197	524,651
Capital shares repurchased [ (180,348) and (179,527) shares, respectively ]	(2,246,751)	(2,308,724)

Total Class IA transactions	(523,103)	(539,712)

Class IB
Capital shares sold [ 1,244,491 and 1,067,126 shares, respectively ]	15,344,410	13,633,564
Capital shares issued in reinvestment of dividends and distributions [ 855,348 and 663,467 shares, respectively ]	10,288,639	7,979,542
Capital shares repurchased [ (2,557,967) and (2,202,590) shares, respectively ]	(31,724,485)	(28,165,239)

Total Class IB transactions	(6,091,436)	(6,552,133)

Class K
Capital shares sold [ 264,796 and 290,464 shares, respectively ]	3,357,148	3,782,644
Capital shares issued in reinvestment of dividends and distributions [ 99,874 and 75,648 shares, respectively ]	1,220,595	923,540
Capital shares repurchased [ (330,488) and (271,075) shares, respectively ]	(4,152,712)	(3,513,136)

Total Class K transactions	425,031	1,193,048

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(6,189,508)	(5,898,797)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(424,344)	(26,407,402)
NET ASSETS:
Beginning of year	212,840,522	239,247,924

End of year	$212,416,178	$212,840,522

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019		2018		2017		2016		2015
Net asset value, beginning of year	$11.84		$13.00		$12.95		$12.65		$12.95

Income (loss) from investment operations:
Net investment income (loss) (e)	0.48	#####	0.17	##	0.01	####	0.01	###	—	#
Net realized and unrealized gain (loss)	0.53		(0.79)		0.77		0.96		0.30

Total from investment operations	1.01		(0.62)		0.78		0.97		0.30

Less distributions:
Dividends from net investment income	(0.51)		(0.19)		—	#	—	#	—
Distributions from net realized gains	(0.04)		(0.35)		(0.73)		(0.67)		(0.60)
Return of capital	(0.17)		—		—		—		—

Total dividends and distributions	(0.72)		(0.54)		(0.73)		(0.67)		(0.60)

Net asset value, end of year	$12.13		$11.84		$13.00		$12.95		$12.65

Total return	8.62%		(4.85)%		6.14	%(gg)	7.69	%(dd)	2.42	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,656		$11,854		$13,541		$14,951		$13,834
Ratio of expenses to average net assets (f)	1.31%		1.31%		1.32%		1.33%		1.31%
Ratio of net investment income (loss) to average net assets (f)	3.89	%(hh)	1.33	%(aa)	0.07	%(ff)	0.04	%(ee)	(0.01	)%(cc)
Portfolio turnover rate^	184%		175%		138%		198%		199%

	Year Ended December 31,
Class IB	2019		2018		2017		2016		2015
Net asset value, beginning of year	$11.77		$12.93		$12.88		$12.59		$12.89

Income (loss) from investment operations:
Net investment income (loss) (e)	0.49	#####	0.17	##	0.01	####	0.01	###	—	#
Net realized and unrealized gain (loss)	0.52		(0.79)		0.77		0.95		0.30

Total from investment operations	1.01		(0.62)		0.78		0.96		0.30

Less distributions:
Dividends from net investment income	(0.51)		(0.19)		—	#	—	#	—
Distributions from net realized gains	(0.04)		(0.35)		(0.73)		(0.67)		(0.60)
Return of capital	(0.17)		—		—		—		—

Total dividends and distributions	(0.72)		(0.54)		(0.73)		(0.67)		(0.60)

Net asset value, end of year	$12.06		$11.77		$12.93		$12.88		$12.59

Total return	8.67%		(4.88)%		6.17	%(gg)	7.65	%(dd)	2.43	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$179,897		$181,045		$205,054		$210,957		$223,093
Ratio of expenses to average net assets (f)	1.31%		1.31%		1.32%		1.33%		1.31%
Ratio of net investment income (loss) to average net assets (f)	3.96	%(hh)	1.35	%(aa)	0.07	%(ff)	0.05	%(ee)	(0.02	)%(cc)
Portfolio turnover rate^	184%		175%		138%		198%		199%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019		2018		2017		2016		2015
Net asset value, beginning of year	$11.95		$13.12		$13.06		$12.75		$13.02

Income (loss) from investment operations:
Net investment income (loss) (e)	0.54	#####	0.21	##	0.04	####	0.04	###	0.03
Net realized and unrealized gain (loss)	0.52		(0.81)		0.79		0.97		0.30

Total from investment operations	1.06		(0.60)		0.83		1.01		0.33

Less distributions:
Dividends from net investment income	(0.54)		(0.22)		(0.04)		(0.03)		—
Distributions from net realized gains	(0.04)		(0.35)		(0.73)		(0.67)		(0.60)
Return of capital	(0.18)		—		—		—		—

Total dividends and distributions	(0.76)		(0.57)		(0.77)		(0.70)		(0.60)

Net asset value, end of year	$12.25		$11.95		$13.12		$13.06		$12.75

Total return	8.89%		(4.64)%		6.42	%(gg)	7.98	%(dd)	2.64	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$20,863		$19,942		$20,653		$22,410		$21,227
Ratio of expenses to average net assets (f)	1.06%		1.05%		1.07%		1.08%		1.06%
Ratio of net investment income (loss) to average net assets (f)	4.29	%(hh)	1.58	%(aa)	0.32	%(ff)	0.30	%(ee)	0.24	%(cc)
Portfolio turnover rate^	184%		175%		138%		198%		199%
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.07, $0.07 and $0.11 for Class IA, Class IB and Class K, respectively.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.01), $(0.01) and $0.02 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.01), $(0.01) and $0.03 for Class IA, Class IB and Class K, respectively.
#####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.04, $0.05, and $0.09 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.77% lower.
(bb)	Includes income resulting from a litigation payment. Without this income, the total return would have been 2.01% for Class IA, 2.02% for Class IB and 2.23% for Class K.
(cc)	Includes income resulting from litigation payment. Without this income, the ratios would have been (0.22)% for Class IA, (0.23)% for Class IB and 0.03% for Class K.
(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been 7.44% for Class IA, 7.40% for Class IB and 7.73% for Class K.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.15%, 0.15% and 0.16% lower for Class IA, Class IB and Class K, respectively.
(ff)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.12% lower.
(gg)	Includes a litigation payment. Without this payment, the total return would have been 5.57% for Class IA, 5.60% for Class IB and 5.85% for Class K.
(hh)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 3.56% lower.

See Notes to Financial Statements.

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	23.35%	7.04%	11.82%
Portfolio – Class IB Shares	23.35	7.04	11.76
Portfolio – Class K Shares*	23.65	7.31	12.39
Russell 2000® Value Index	22.39	6.99	10.56

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 23.35% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 2000® Value Index, which returned 22.39% over the same period.

Portfolio Highlights

What helped performance during the year:

•

CIRCOR International, Inc. more than doubled in an eventful year when it received a takeover bid from Crane Co., which the company narrowly fended off. The stock also rose on the robust outlook for its aerospace and defense business, which accounts for more than 30% of company revenues and received cash from several non-core divestitures.

•

Equipment rental company Herc Holdings, Inc. was up over 80% during the year as the company continues to bridge the margin gap between itself and its peers, driven by stronger pricing in the year to date period. The stock trades at a valuation below where the lowest acquisition has taken place in the space and has a potential tailwind as an infrastructure driven company going into an election cycle.

•

Hain Celestial Group, Inc., one of the leading companies in the natural/organic market, was up over 60% as a new management team in place sold the company’s pure protein business and significantly strengthened its balance sheet. The stock has an attractive valuation, activist involvement from Engaged Capital and may be an acquisition candidate for some of its packaged food competitors.

What hurt performance during the year:

•	Auto parts suppliers, including Tenneco, Inc., have been challenged against a backdrop of lower expected auto sales, as well as pricing pressures and higher debt levels.

•

The Portfolio’s lower weighting in information technology companies hurt performance during the year as these stocks continued to have strong performance and companies in the sector continued to participate in a large share of deal activity.

•	Our underweighting in financial companies detracted from performance as a steepening of the yield curve benefited financial stocks, which comprise about 30% of the index.

Portfolio Positioning and Outlook — GAMCO Asset Management, Inc.

We expect to see a vibrant economy in 2020, driven by increased confidence in the business sector and a step up in capital expenditures including the agricultural sector, which has been lagging. We believe the consumer area will be crimped in part by continued weak spending on autos. Government spending, particularly on defense and more likely than not on infrastructure, may provide a ballast. Gross Domestic Product (GDP) will remain steady around 2%, and inflation will rise, in our opinion.

With a recession postponed yet again and interest rates lower, we continue to expect earnings and the market to grind higher, albeit at a more muted pace. Earnings in 2020 may benefit from accelerating economic activity and easier comparisons versus 2019. Unforeseen events may emerge in the year ahead, as market participants witnessed in 2019, but the market is likely just as apt to continue treating them as noise.

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

We believe multiples on stocks will see headwinds from a rising 10-year bond with increased volatility in part from geopolitical considerations as well as a focus on the U.S. election. If the President is not reelected, will the Democratic victor be a relative centrist or a progressive with an aggressive economic agenda with implications for broad swaths of the economy? The answers to these questions will have real impacts for both the economy and equity values.

A new decade does not guarantee a new investing paradigm, but the alternating dominance of Growth and Value has historically run in cycles. The current cycle is long in the tooth. We continue to search for and find value in the growth dynamics of certain companies, though we have not changed our core approach and are ready for any relative market tailwind. We construct portfolios from the bottom up in a way that makes us look different from any index. Over a long period, we believe being idiosyncratic and relying on ideas that can generate positive returns irrespective of economic conditions, is the best way to add value for the Portfolio.

Sector Weightings as of December 31, 2019	% of Net Assets
Industrials	38.9%
Consumer Discretionary	11.8
Communication Services	10.1
Materials	7.8
Utilities	7.3
Consumer Staples	5.6
Health Care	5.1
Financials	4.0
Information Technology	3.9
Real Estate	3.1
Repurchase Agreements	1.1
Energy	0.9
Cash and Other	0.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,053.50	$5.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.83	5.43
Class IB
Actual	1,000.00	1,053.30	5.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.83	5.43
Class K
Actual	1,000.00	1,054.70	4.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.09	4.16

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.07%, 1.07% and 0.82%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.1%)
Diversified Telecommunication Services (1.1%)
Cincinnati Bell, Inc.*	1,220,000	$12,773,400
Consolidated Communications Holdings, Inc. (x)	30,000	116,400
GCI Liberty, Inc., Class A*	13,000	921,050
Iridium Communications, Inc.*	600,000	14,784,000
Verizon Communications, Inc.	100,000	6,140,000
Windstream Holdings, Inc. (x)*	29,999	2,700

		34,737,550

Entertainment (4.4%)
AMC Entertainment Holdings, Inc., Class A (x)	90,000	651,600
IMAX Corp.*	62,000	1,266,660
Liberty Media Corp.-Liberty Braves, Class A*	190,000	5,633,500
Liberty Media Corp.-Liberty Braves, Class C*	180,000	5,317,200
Live Nation Entertainment, Inc.*	610,000	43,596,700
Madison Square Garden Co. (The), Class A*	188,000	55,307,720
Marcus Corp. (The)	595,000	18,903,150
Reading International, Inc., Class A*	186,003	2,081,373
Reading International, Inc., Class B*	2,400	64,800
Take-Two Interactive Software, Inc.*	66,400	8,129,352
World Wrestling Entertainment, Inc., Class A (x)	29,000	1,881,230

		142,833,285

Interactive Media & Services (0.0%)
Cars.com, Inc.*	12,000	146,640

Media (3.9%)
AMC Networks, Inc., Class A*	64,000	2,528,000
Beasley Broadcast Group, Inc., Class A‡	630,025	1,946,777
Clear Channel Outdoor Holdings, Inc.*	1,150,000	3,289,000
comScore, Inc.*	131,000	647,140
Corus Entertainment, Inc., Class B	345,000	1,413,423
Discovery, Inc., Class A (x)*	12,000	392,880
Discovery, Inc., Class C*	35,000	1,067,150
DISH Network Corp., Class A*	18,974	673,008
EW Scripps Co. (The), Class A (x)	2,280,000	35,818,800
Gray Television, Inc.*	319,300	6,845,792
Gray Television, Inc., Class A*	22,200	441,114
Grupo Televisa SAB (ADR)	120,000	1,407,600
Interpublic Group of Cos., Inc. (The)	820,000	18,942,000
Liberty Global plc, Class A*	97,471	2,216,491
Liberty Global plc, Class C*	238,627	5,200,875
Liberty Latin America Ltd., Class A*	39,149	755,576
Liberty Latin America Ltd., Class C*	95,897	1,866,155
Loral Space & Communications, Inc.*	118,000	3,813,760
Meredith Corp. (x)	120,000	3,896,400
MSG Networks, Inc., Class A (x)*	662,115	11,520,801
Nexstar Media Group, Inc., Class A	32,000	3,752,000
Salem Media Group, Inc.	490,000	705,600
Sinclair Broadcast Group, Inc., Class A	180,000	6,001,200
Sirius XM Holdings, Inc.	1,000,000	7,150,000
Townsquare Media, Inc., Class A	150,000	1,495,500
WideOpenWest, Inc.*	260,026	1,929,393

		125,716,435

Wireless Telecommunication Services (0.7%)
Gogo, Inc. (x)*	480,000	3,072,000
Rogers Communications, Inc., Class B	200,000	9,934,000
Shenandoah Telecommunications Co.	119,000	4,951,590
United States Cellular Corp.*	95,000	3,441,850
VEON Ltd. (ADR)	700,000	1,771,000

		23,170,440

Total Communication Services		326,604,350

Consumer Discretionary (11.8%)
Auto Components (2.7%)
BorgWarner, Inc.	256,000	11,105,280
Cooper Tire & Rubber Co.	155,000	4,456,250
Dana, Inc.	1,015,000	18,473,000
Freni Brembo SpA (x)	1,000,000	12,406,002
Garrett Motion, Inc.*	275,000	2,747,250
Gentex Corp.	190,000	5,506,200
Modine Manufacturing Co.*	850,000	6,545,000
SORL Auto Parts, Inc. (x)*	95,000	421,800
Standard Motor Products, Inc.	145,000	7,716,900
Stoneridge, Inc.*	245,000	7,183,400
Strattec Security Corp.	149,028	3,309,912
Superior Industries International, Inc.	598,000	2,206,620
Tenneco, Inc., Class A	400,000	5,240,000

		87,317,614

Automobiles (0.2%)
Thor Industries, Inc. (x)	4,000	297,160
Winnebago Industries, Inc.	100,000	5,298,000

		5,595,160

Distributors (0.1%)
Uni-Select, Inc. (x)	465,000	4,078,665

Diversified Consumer Services (0.0%)
Universal Technical Institute, Inc.*	215,000	1,657,650

Hotels, Restaurants & Leisure (3.5%)
Biglari Holdings, Inc., Class A*	6,800	4,080,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Biglari Holdings, Inc., Class B*	21,500	$2,460,030
Boyd Gaming Corp.	1,170,000	35,029,800
Canterbury Park Holding Corp.‡	323,000	4,005,200
Cheesecake Factory, Inc. (The) (x)	425,000	16,515,500
Churchill Downs, Inc.	112,600	15,448,720
Cracker Barrel Old Country Store, Inc. (x)	6,000	922,440
Denny’s Corp.*	160,000	3,180,800
Dover Motorsports, Inc.	680,012	1,264,822
Full House Resorts, Inc.*	440,000	1,474,000
Golden Entertainment, Inc.*	150,000	2,883,000
Las Vegas Sands Corp.	175,000	12,082,000
Nathan’s Famous, Inc.	167,046	11,840,221
Twin River Worldwide Holdings, Inc. (x)	20,082	515,103

		111,701,636

Household Durables (1.9%)
Bassett Furniture Industries, Inc.	336,000	5,604,480
Cavco Industries, Inc.*	159,000	31,065,420
Ethan Allen Interiors, Inc.	24,000	457,440
Hunter Douglas NV	17,000	1,105,996
La-Z-Boy, Inc.	310,000	9,758,800
Lennar Corp., Class B	100,000	4,470,000
Nobility Homes, Inc.	141,032	3,384,768
Skyline Champion Corp.*	155,000	4,913,500

		60,760,404

Internet & Direct Marketing Retail (0.4%)
1-800-Flowers.com, Inc., Class A*	600,000	8,700,000
Lands’ End, Inc.*	106,000	1,780,800
Stamps.com, Inc.*	12,700	1,060,704

		11,541,504

Leisure Products (0.3%)
Brunswick Corp.	60,000	3,598,800
Marine Products Corp.	260,000	3,744,000
Universal Entertainment Corp.	60,000	2,051,447

		9,394,247

Multiline Retail (0.0%)
JC Penney Co., Inc. (x)*	338,000	378,560

Specialty Retail (2.5%)
Aaron’s, Inc.	145,000	8,280,950
AutoNation, Inc.*	410,000	19,938,300
Barnes & Noble Education, Inc.*	24,200	103,334
Big 5 Sporting Goods Corp. (x)	160,000	480,000
Bowlin Travel Centers, Inc.*	77,200	212,300
Carvana Co.*	6,000	552,300
GNC Holdings, Inc., Class A (x)*	240,000	648,000
Monro, Inc.	60,000	4,692,000
O’Reilly Automotive, Inc.*	10,000	4,382,600
Penske Automotive Group, Inc.	462,000	23,201,640
Pets at Home Group plc	260,000	962,931
Sally Beauty Holdings, Inc.*	500,000	9,125,000
Tractor Supply Co.	88,000	8,222,720

		80,802,075

Textiles, Apparel & Luxury Goods (0.2%)
Hanesbrands, Inc.	185,000	2,747,250
Movado Group, Inc.	71,000	1,543,540
Wolverine World Wide, Inc.	50,000	1,687,000

		5,977,790

Total Consumer Discretionary		379,205,305

Consumer Staples (5.6%)
Beverages (1.0%)
Boston Beer Co., Inc. (The), Class A*	9,000	3,400,650
Brown-Forman Corp., Class A	88,000	5,523,760
Brown-Forman Corp., Class B	6,000	405,600
Cott Corp.	799,000	10,930,320
Crimson Wine Group Ltd.*	360,000	2,664,000
Davide Campari-Milano SpA	700,000	6,391,447
National Beverage Corp. (x)*	43,000	2,193,860

		31,509,637

Food & Staples Retailing (1.4%)
Casey’s General Stores, Inc.	21,500	3,418,285
Ingles Markets, Inc., Class A‡	784,000	37,247,840
United Natural Foods, Inc.*	78,000	683,280
Village Super Market, Inc., Class A	113,300	2,628,560
Weis Markets, Inc.	76,500	3,097,485

		47,075,450

Food Products (2.0%)
Calavo Growers, Inc.	2,500	226,475
Farmer Brothers Co.*	140,000	2,108,400
Flowers Foods, Inc.	60,000	1,304,400
Hain Celestial Group, Inc. (The)*	500,000	12,977,500
Ingredion, Inc.	24,000	2,230,800
J&J Snack Foods Corp.	45,000	8,292,150
John B Sanfilippo & Son, Inc.	17,000	1,551,760
Lifeway Foods, Inc.*	80,000	159,200
Maple Leaf Foods, Inc.	100,000	1,992,992
Post Holdings, Inc.*	108,000	11,782,800
Rock Field Co. Ltd. (x)	400,000	5,632,507
Tootsie Roll Industries, Inc. (x)	468,000	15,977,520

		64,236,504

Household Products (1.0%)
Church & Dwight Co., Inc.	100,000	7,034,000
Energizer Holdings, Inc. (x)	43,000	2,159,460
Katy Industries, Inc. (r)*	300,000	—
Oil-Dri Corp. of America‡	431,000	15,623,750
WD-40 Co.	42,000	8,153,880

		32,971,090

Personal Products (0.2%)
Edgewell Personal Care Co.*	78,568	2,432,465
Revlon, Inc., Class A (x)*	22,000	471,240
United-Guardian, Inc.	139,500	2,741,175

		5,644,880

Total Consumer Staples		181,437,561

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Energy (0.9%)
Energy Equipment & Services (0.4%)
Dril-Quip, Inc.*	154,000	$7,224,140
KLX Energy Services Holdings, Inc.*	130,000	837,200
Oceaneering International, Inc.*	120,000	1,789,200
RPC, Inc. (x)	650,000	3,406,000
Valaris plc (x)	25,000	164,000

		13,420,540

Oil, Gas & Consumable Fuels (0.5%)
Black Ridge Oil and Gas, Inc.*	455,030	8,190
CNX Resources Corp.*	224,000	1,982,400
Navigator Holdings Ltd.*	190,083	2,560,418
ONEOK, Inc.	138,000	10,442,460

		14,993,468

Total Energy		28,414,008

Financials (4.0%)
Banks (2.0%)
Ameris Bancorp	37,000	1,573,980
Atlantic Capital Bancshares, Inc.*	50,000	917,500
Boston Private Financial Holdings, Inc.	450,000	5,413,500
Cadence Bancorp	53,000	960,890
Eagle Bancorp, Inc.	51,000	2,480,130
First Bancorp	83,150	880,559
First Busey Corp.	22,000	605,000
First Horizon National Corp.	55,000	910,800
Flushing Financial Corp.	610,000	13,179,050
FNB Corp.	46,000	584,200
Hope Bancorp, Inc.	575,000	8,544,500
Huntington Bancshares, Inc.	250,000	3,770,000
Sandy Spring Bancorp, Inc.	30,000	1,136,400
Seacoast Banking Corp. of Florida*	35,000	1,069,950
ServisFirst Bancshares, Inc.	26,000	979,680
South State Corp.	7,000	607,250
Sterling Bancorp	746,000	15,725,680
Synovus Financial Corp.	79,060	3,099,152
Thomasville Bancshares, Inc.	15,960	734,160
Towne Bank	11,000	306,020
Trustmark Corp.	24,000	828,240
United Community Banks, Inc.	23,000	710,240

		65,016,881

Capital Markets (1.7%)
BKF Capital Group, Inc.*	13,000	149,500
Charles Schwab Corp. (The)	90,000	4,280,400
Cohen & Steers, Inc.	343,000	21,526,680
GAM Holding AG*	500,000	1,448,646
Janus Henderson Group plc	370,000	9,046,500
KKR & Co., Inc., Class A	150,000	4,375,500
Legg Mason, Inc.	50,000	1,795,500
PJT Partners, Inc., Class A	105,000	4,738,650
Pzena Investment Management, Inc., Class A	68,000	586,160
Waddell & Reed Financial, Inc., Class A (x)	485,000	8,109,200
Wright Investors’ Service Holdings, Inc.*	193,500	81,851

		56,138,587

Consumer Finance (0.1%)
Medallion Financial Corp. (x)*	180,000	1,308,600

Insurance (0.2%)
Alleghany Corp.*	3,295	2,634,583
Argo Group International Holdings Ltd.	70,000	4,602,500

		7,237,083

Thrifts & Mortgage Finance (0.0%)
Capitol Federal Financial, Inc.	30,000	411,900
Crazy Woman Creek Bancorp, Inc.*	14,000	269,080
OceanFirst Financial Corp.	5,000	127,700

		808,680

Total Financials		130,509,831

Health Care (5.1%)
Biotechnology (0.1%)
Invitae Corp. (x)*	76,000	1,225,880
OPKO Health, Inc. (x)*	200,000	294,000

		1,519,880

Health Care Equipment & Supplies (4.3%)
Align Technology, Inc.*	300	83,712
Biolase, Inc.*	1	1
Cantel Medical Corp.	33,000	2,339,700
Cardiovascular Systems, Inc.*	40,000	1,943,600
CONMED Corp.	61,200	6,843,996
Cooper Cos., Inc. (The)	15,000	4,819,350
Cutera, Inc.*	674,000	24,135,940
DexCom, Inc.*	14,000	3,062,360
Heska Corp.*	29,000	2,782,260
ICU Medical, Inc.*	25,500	4,771,560
IntriCon Corp. (x)*	100,000	1,800,000
Masimo Corp.*	102,000	16,122,120
Meridian Bioscience, Inc.	200,000	1,954,000
Neogen Corp.*	21,000	1,370,460
NuVasive, Inc.*	152,000	11,755,680
Nuvectra Corp.*	35,033	3,328
Orthofix Medical, Inc.*	60,000	2,770,800
Quidel Corp.*	425,000	31,887,750
STERIS plc	84,000	12,803,280
Surmodics, Inc.*	40,000	1,657,200
Wright Medical Group NV*	182,500	5,562,600

		138,469,697

Health Care Providers & Services (0.4%)
Chemed Corp.	11,000	4,831,860
Covetrus, Inc. (x)*	16,000	211,200
Henry Schein, Inc.*	20,000	1,334,400
Owens & Minor, Inc.	100,000	517,000
Patterson Cos., Inc.	331,000	6,778,880

		13,673,340

Health Care Technology (0.1%)
Evolent Health, Inc., Class A*	82,000	742,100
Teladoc Health, Inc. (x)*	10,000	837,200

		1,579,300

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Life Sciences Tools & Services (0.2%)
Bio-Rad Laboratories, Inc., Class A*	20,000	$7,400,600

Pharmaceuticals (0.0%)
Akorn, Inc.*	210,000	315,000
Cassava Sciences, Inc.*	1	5

		315,005

Total Health Care		162,957,822

Industrials (38.8%)
Aerospace & Defense (5.1%)
AAR Corp.	82,000	3,698,200
Aerojet Rocketdyne Holdings, Inc.*	1,635,001	74,654,101
Astronics Corp.*	9,000	251,550
Astronics Corp., Class B (x)*	22,937	638,790
Curtiss-Wright Corp.	248,000	34,940,720
Ducommun, Inc.*	79,020	3,992,881
HEICO Corp.	121,093	13,822,766
HEICO Corp., Class A	1,400	125,342
Innovative Solutions & Support, Inc.*	106,409	621,428
Moog, Inc., Class A	59,500	5,077,135
Moog, Inc., Class B	29,500	2,268,550
Park Aerospace Corp.	727,000	11,828,290
Textron, Inc.	287,000	12,800,200

		164,719,953

Building Products (1.6%)
AO Smith Corp.	80,000	3,811,200
Armstrong Flooring, Inc.*	457,555	1,953,760
Fortune Brands Home & Security, Inc.	20,000	1,306,800
Griffon Corp.	2,018,000	41,025,940
Johnson Controls International plc	120,000	4,885,200

		52,982,900

Commercial Services & Supplies (4.8%)
ACCO Brands Corp.	160,000	1,497,600
Casella Waste Systems, Inc., Class A*	170,000	7,825,100
Covanta Holding Corp.	205,000	3,042,200
IAA, Inc.*	436,000	20,518,160
KAR Auction Services, Inc.	440,000	9,587,600
Kimball International, Inc., Class B	136,000	2,811,120
Loomis AB, Class B	225,000	9,315,795
Matthews International Corp., Class A	126,000	4,809,420
McGrath RentCorp	23,000	1,760,420
Republic Services, Inc.	382,000	34,238,660
Rollins, Inc.	1,170,000	38,797,200
Team, Inc.*	1,242,906	19,849,209

		154,052,484

Construction & Engineering (0.2%)
Aegion Corp.*	70,000	1,565,900
Arcosa, Inc.	76,000	3,385,800
Granite Construction, Inc. (x)	22,000	608,740
Valmont Industries, Inc.	10,000	1,497,800

		7,058,240

Electrical Equipment (1.7%)
Allied Motion Technologies, Inc.	4,100	198,850
AMETEK, Inc.	342,000	34,111,080
AZZ, Inc.	49,999	2,297,454
Rockwell Automation, Inc.	90,000	18,240,300
SGL Carbon SE*	15,000	79,753
Vicor Corp. (x)*	15,000	700,800

		55,628,237

Industrial Conglomerates (0.4%)
Raven Industries, Inc.	52,500	1,809,150
Roper Technologies, Inc.	28,000	9,918,440

		11,727,590

Machinery (15.8%)
Actuant Corp., Class A	10,000	260,300
Albany International Corp., Class A	42,000	3,188,640
Altra Industrial Motion Corp.	40,000	1,448,400
Astec Industries, Inc.	436,000	18,312,000
Chart Industries, Inc.*	140,000	9,448,600
CIRCOR International, Inc.*	629,032	29,086,440
CNH Industrial NV	2,690,000	29,590,000
Crane Co.	555,000	47,940,900
Donaldson Co., Inc.	220,000	12,676,400
Eastern Co. (The)	223,000	6,808,190
EnPro Industries, Inc.	270,000	18,057,600
Evoqua Water Technologies Corp.*	50,000	947,500
Federal Signal Corp.	624,000	20,124,000
Flowserve Corp.	104,000	5,176,080
Franklin Electric Co., Inc.	260,000	14,903,200
Gorman-Rupp Co. (The)	370,000	13,875,000
Graco, Inc.	450,000	23,400,000
IDEX Corp.	98,000	16,856,000
Interpump Group SpA	220,000	6,968,898
Kennametal, Inc.	242,000	8,927,380
LB Foster Co., Class A*	65,843	1,276,037
Lincoln Electric Holdings, Inc.	105,000	10,156,650
Lindsay Corp. (x)	64,000	6,143,360
LS Starrett Co. (The), Class A*	300,000	1,716,000
Lydall, Inc.*	31,000	636,120
Manitowoc Co., Inc. (The)*	20,000	350,000
Middleby Corp. (The)*	4,800	525,696
Mueller Industries, Inc.	1,450,000	46,037,500
Mueller Water Products, Inc., Class A	1,412,000	16,915,760
Navistar International Corp.*	890,000	25,756,600
Nordson Corp.	40,000	6,513,600
Park-Ohio Holdings Corp.	498,000	16,757,700
Spartan Motors, Inc.	290,000	5,243,200
Standex International Corp.	63,000	4,999,050
Tennant Co.	283,000	22,051,360
Toro Co. (The)	48,000	3,824,160
Trinity Industries, Inc.	108,000	2,392,200
Twin Disc, Inc.*	395,000	4,352,900
Watts Water Technologies, Inc., Class A	330,000	32,920,800

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Welbilt, Inc.*	48,000	$749,280
Woodward, Inc.	100,000	11,844,000

		509,157,501

Road & Rail (1.7%)
Hertz Global Holdings, Inc.*	3,430,000	54,022,500

Trading Companies & Distributors (7.2%)
GATX Corp.	840,000	69,594,000
H&E Equipment Services, Inc.	4,000	133,720
Herc Holdings, Inc.*	1,265,000	61,909,100
Kaman Corp.	994,000	65,524,480
Lawson Products, Inc.*	88,000	4,584,800
Rush Enterprises, Inc., Class B‡	516,900	23,622,330
Titan Machinery, Inc.*	51,000	753,780
United Rentals, Inc.*	27,000	4,502,790

		230,625,000

Transportation Infrastructure (0.3%)
Macquarie Infrastructure Corp.	80,000	3,427,200
Signature Aviation plc	1,720,000	7,226,805

		10,654,005

Total Industrials		1,250,628,410

Information Technology (3.9%)
Communications Equipment (0.1%)
Communications Systems, Inc.	383,600	2,366,812
EchoStar Corp., Class A*	30,000	1,299,300
Plantronics, Inc.	40,000	1,093,600

		4,759,712

Electronic Equipment, Instruments & Components (1.8%)
Badger Meter, Inc.	109,000	7,077,370
Bel Fuse, Inc., Class A‡	162,366	2,597,856
CTS Corp.	996,000	29,889,960
Daktronics, Inc.	130,000	791,700
Itron, Inc.*	66,000	5,540,700
KEMET Corp.	42,922	1,161,040
Landis+Gyr Group AG (x)*	13,000	1,352,656
Littelfuse, Inc.	58,000	11,095,400
Trans-Lux Corp.*	119,340	35,802

		59,542,484

IT Services (0.1%)
Alithya Group, Inc., Class A*	750,080	2,115,225
Internap Corp. (x)*	330,000	363,000
Steel Connect, Inc.*	600,000	876,000

		3,354,225

Semiconductors & Semiconductor Equipment (0.5%)
Cypress Semiconductor Corp.	671,020	15,654,897

Software (0.5%)
Fortinet, Inc.*	26,000	2,775,760
Tyler Technologies, Inc.*	41,000	12,300,820

		15,076,580

Technology Hardware, Storage & Peripherals (0.9%)
3D Systems Corp. (x)*	135,000	1,181,250
Avid Technology, Inc.*	50,087	429,746
Diebold Nixdorf, Inc.*	1,678,000	17,719,680
Stratasys Ltd. (x)*	390,000	7,887,750
TransAct Technologies, Inc.	80,000	877,600

		28,096,026

Total Information Technology		126,483,924

Materials (7.8%)
Chemicals (4.6%)
Albemarle Corp.	28,000	2,045,120
Ashland Global Holdings, Inc.	58,000	4,438,740
Core Molding Technologies, Inc.*	359,000	1,166,750
Element Solutions, Inc.*	65,000	759,200
Ferro Corp.*	2,000,000	29,660,000
FMC Corp.	30,000	2,994,600
GCP Applied Technologies, Inc.*	489,000	11,105,190
HB Fuller Co.	270,000	13,923,900
Huntsman Corp.	130,000	3,140,800
Livent Corp.*	28,059	239,904
Minerals Technologies, Inc.	185,000	10,661,550
NewMarket Corp.	15,500	7,541,060
Olin Corp.	110,000	1,897,500
OMNOVA Solutions, Inc.*	307,000	3,103,770
Quaker Chemical Corp.	5,000	822,600
Scotts Miracle-Gro Co. (The)	79,000	8,388,220
Sensient Technologies Corp.	228,895	15,127,671
Takasago International Corp.	40,000	938,015
Tredegar Corp.	1,270,000	28,384,500
Valvoline, Inc.	164,720	3,526,655

		149,865,745

Containers & Packaging (1.4%)
Greif, Inc., Class A	212,030	9,371,726
Myers Industries, Inc.	1,600,000	26,688,000
Sonoco Products Co.	155,000	9,566,600

		45,626,326

Metals & Mining (1.3%)
Allegheny Technologies, Inc.*	615,000	12,705,900
Ampco-Pittsburgh Corp.*	408,000	1,228,080
Barrick Gold Corp.	24,000	446,160
Haynes International, Inc.	43,000	1,538,540
Kinross Gold Corp.*	45,000	213,300
Materion Corp.	299,000	17,775,550
TimkenSteel Corp.*	828,000	6,508,080

		40,415,610

Paper & Forest Products (0.5%)
Louisiana-Pacific Corp.	510,000	15,131,700

Total Materials		251,039,381

Real Estate (3.1%)
Equity Real Estate Investment Trusts (REITs) (2.0%)
Ryman Hospitality Properties, Inc. (REIT)	687,000	59,535,420
Seritage Growth Properties (REIT), Class A (x)	100,000	4,008,000

		63,543,420

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Real Estate Management & Development (1.1%)
Capital Properties, Inc., Class A	67,000	$1,031,800
Griffin Industrial Realty, Inc.‡	326,022	12,894,170
Gyrodyne LLC*	3,000	56,550
St Joe Co. (The) (x)*	830,000	16,458,900
Tejon Ranch Co.*	392,000	6,264,160

		36,705,580

Total Real Estate		100,249,000

Utilities (7.3%)
Electric Utilities (4.1%)
El Paso Electric Co.	675,000	45,825,750
Evergy, Inc.	150,000	9,763,500
Otter Tail Corp.	310,000	15,899,900
PNM Resources, Inc.	1,225,000	62,119,750

		133,608,900

Gas Utilities (1.5%)
Chesapeake Utilities Corp.	6,000	574,980
National Fuel Gas Co.	175,000	8,144,500
Northwest Natural Holding Co.	32,000	2,359,360
ONE Gas, Inc.	40,000	3,742,800
Southwest Gas Holdings, Inc.	421,000	31,983,370

		46,805,010

Independent Power and Renewable Electricity Producers (0.3%)
AES Corp.	240,000	4,776,000
Ormat Technologies, Inc.	84,000	6,259,680

		11,035,680

Multi-Utilities (1.1%)
Black Hills Corp.	200,000	15,708,000
NorthWestern Corp.	270,000	19,350,900

		35,058,900

Water Utilities (0.3%)
Cadiz, Inc. (x)*	10,000	110,200
SJW Group	104,000	7,390,240
York Water Co. (The)	43,500	2,005,785

		9,506,225

Total Utilities		236,014,715

Total Common Stocks (98.4%) (Cost $1,545,867,657)		3,173,544,307

PREFERRED STOCK:
Industrials (0.1%)
Industrial Conglomerates (0.1%)
Steel Partners Holdings LP 6.000%	128,000	2,986,240

Total Preferred Stock (0.1%) (Cost $3,072,000)		2,986,240

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	877,500	—

Total Communication Services		—

Health Care (0.0%)
Pharmaceuticals (0.0%)
Sanofi, CVR, expiring 12/31/20*	50,000	43,010

Total Health Care		43,010

Materials (0.0%)
Chemicals (0.0%)
Schulman, Inc., CVR (r)*	115,000	45,109

Total Materials		45,109

Total Rights (0.0%) (Cost $335,269)		88,119

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.1%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,555,640, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,586,604. (xx)	$1,555,493	1,555,493
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $400,038, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $408,000. (xx)	400,000	400,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $300,046, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $306,002. (xx)	300,000	300,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $7,002,164, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $7,140,000. (xx)	7,000,000	7,000,000
NBC Global Finance Ltd., 1.74%, dated 12/31/19, due 1/7/20, repurchase price $2,000,677, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 1/21/20-5/15/48; total market value $2,170,317. (xx)	2,000,000	2,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $1,000,095, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $1,088,889. (xx)	$1,000,000	$1,000,000
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $5,001,517, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/49; total market value $5,100,000. (xx)	5,000,000	5,000,000
Societe Generale SA, 1.72%, dated 12/31/19, due 1/7/20, repurchase price $14,004,682, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $15,461,223. (xx)	14,000,000	14,000,000
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $5,000,469, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $5,521,866. (xx)	5,000,000	5,000,000

Total Repurchase Agreements		36,255,493

Total Short-Term Investments (1.1%) (Cost $36,255,493)		36,255,493

Total Investments in Securities (99.6%) (Cost $1,585,530,419)		3,212,874,159
Other Assets Less Liabilities (0.4%)		13,731,990

Net Assets (100%)		$3,226,606,149

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $69,863,223. This was collateralized by $36,801,779 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $36,255,493 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Communication Services
Media
Beasley Broadcast Group, Inc., Class A	630,025	2,325,000	42,158	—	—	(420,381)	1,946,777	125,865	—
Consumer Discretionary
Hotels, Restaurants & Leisure
Canterbury Park Holding Corp.	323,000	4,492,930	—	—	—	(487,730)	4,005,200	90,440	—
Consumer Staples
Food & Staples Retailing
Ingles Markets, Inc., Class A	784,000	21,462,970	—	(183,611)	23,776	15,944,705	37,247,840	519,899	—
Household Products
Oil-Dri Corp. of America	431,000	11,607,000	—	(201,361)	(58,766)	4,276,877	15,623,750	427,490	—
Industrials
Trading Companies & Distributors
Rush Enterprises, Inc., Class B	516,900	18,401,640	—	—	—	5,220,690	23,622,330	258,450	—
Information Technology
Electronic Equipment, Instruments & Components
Bel Fuse, Inc., Class A	162,366	2,131,250	86,993	—	—	379,613	2,597,856	37,500	—
Real Estate
Real Estate Management & Development
Griffin Industrial Realty, Inc.	326,022	10,269,312	147,697	—	—	2,477,161	12,894,170	163,011	—

Total		70,690,102	276,848	(384,972)	(34,990)	27,390,935	97,937,923	1,622,655	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Communication Services	$326,098,436	$505,914	$—		$326,604,350
Consumer Discretionary	337,498,790	41,706,515	—		379,205,305
Consumer Staples	166,672,432	14,765,129	—	(b)	181,437,561
Energy	28,414,008	—	—		28,414,008
Financials	127,826,594	2,683,237	—		130,509,831
Health Care	162,957,822	—	—		162,957,822
Industrials	1,215,605,629	35,022,781	—		1,250,628,410
Information Technology	120,382,385	6,101,539	—		126,483,924
Materials	248,934,616	2,104,765	—		251,039,381
Real Estate	99,160,650	1,088,350	—		100,249,000
Utilities	236,014,715	—	—		236,014,715
Preferred Stock
Industrials	2,986,240	—	—		2,986,240
Rights
Communication Services	—	—	—	(b)	—	(b)
Health Care	43,010	—	—		43,010
Materials	—	—	45,109		45,109
Short-Term Investments
Repurchase Agreements	—	36,255,493	—		36,255,493

Total Assets	$3,072,595,327	$140,233,723	$45,109		$3,212,874,159

Total Liabilities	$—	$—	$—		$—

Total	$3,072,595,327	$140,233,723	$45,109		$3,212,874,159

(a)	A security with a market value of $0 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$66,446,769
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$228,842,106

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,787,280,338
Aggregate gross unrealized depreciation	(161,399,593)

Net unrealized appreciation	$1,625,880,745

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,586,993,414

For the year ended December 31, 2019, the Portfolio incurred approximately $190,985 as brokerage commissions with G. Research an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $45,536,459)	$97,937,923
Unaffiliated Issuers (Cost $1,503,738,467)	3,078,680,743
Repurchase Agreements (Cost $36,255,493)	36,255,493
Cash	48,337,897
Foreign cash (Cost $730,238)	730,484
Dividends, interest and other receivables	2,675,187
Receivable for securities sold	1,221,861
Receivable for Portfolio shares sold	641,930
Securities lending income receivable	62,958
Other assets	13,202

Total assets	3,266,557,678

LIABILITIES
Payable for return of collateral on securities loaned	36,255,493
Investment management fees payable	1,880,900
Payable for Portfolio shares redeemed	622,143
Distribution fees payable – Class IB	517,031
Payable for securities purchased	295,302
Administrative fees payable	258,928
Distribution fees payable – Class IA	49,400
Accrued expenses	72,332

Total liabilities	39,951,529

NET ASSETS	$3,226,606,149

Net assets were comprised of:
Paid in capital	$1,581,020,684
Total distributable earnings (loss)	1,645,585,465

Net assets	$3,226,606,149

Class IA
Net asset value, offering and redemption price per share, $234,644,353 / 3,925,207 shares outstanding (unlimited amount authorized: $0.01 par value)	$59.78

Class IB
Net asset value, offering and redemption price per share, $2,459,672,292 / 41,062,261 shares outstanding (unlimited amount authorized: $0.01 par value)	$59.90

Class K
Net asset value, offering and redemption price per share, $532,289,504 / 8,905,516 shares outstanding (unlimited amount authorized: $0.01 par value)	$59.77

(x)	Includes value of securities on loan of $69,863,223.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($1,622,655 of dividend income received from affiliates) (net of $244,173 foreign withholding tax)	$49,501,333
Interest	565,213
Securities lending (net)	847,469

Total income	50,914,015

EXPENSES
Investment management fees	21,855,124
Distribution fees – Class IB	5,870,151
Administrative fees	2,966,968
Distribution fees – Class IA	574,606
Printing and mailing expenses	213,448
Professional fees	128,451
Custodian fees	107,000
Trustees’ fees	99,063
Miscellaneous	80,485

Total expenses	31,895,296

NET INVESTMENT INCOME (LOSS)	19,018,719

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($(34,990) of realized gain (loss) from affiliates)	96,100,560
Foreign currency transactions	56,119

Net realized gain (loss)	96,156,679

Change in unrealized appreciation (depreciation) on:
Investments in securities ($27,390,935 of change in unrealized appreciation (depreciation) from affiliates)	526,883,523
Foreign currency translations	11,276

Net change in unrealized appreciation (depreciation)	526,894,799

NET REALIZED AND UNREALIZED GAIN (LOSS)	623,051,478

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$642,070,197

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$19,018,719	$20,630,803
Net realized gain (loss)	96,156,679	152,232,945
Net change in unrealized appreciation (depreciation)	526,894,799	(689,167,701)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	642,070,197	(516,303,953)

Distributions to shareholders:
Class IA	(7,259,238)	(12,546,633)
Class IB	(75,786,981)	(125,015,804)
Class K	(17,693,137)	(33,545,019)

Total distributions to shareholders	(100,739,356)	(171,107,456)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 172,345 and 237,967 shares, respectively ]	9,911,134	14,791,967
Capital shares issued in reinvestment of dividends and distributions [ 122,636 and 237,322 shares, respectively ]	7,259,238	12,546,633
Capital shares repurchased [ (525,605) and (446,027) shares, respectively ]	(30,316,963)	(27,738,419)

Total Class IA transactions	(13,146,591)	(399,819)

Class IB
Capital shares sold [ 1,882,448 and 1,936,812 shares, respectively ]	107,756,311	119,252,495
Capital shares issued in reinvestment of dividends and distributions [ 1,277,739 and 2,360,168 shares, respectively ]	75,786,981	125,015,804
Capital shares repurchased [ (3,585,971) and (3,772,751) shares, respectively ]	(206,671,357)	(234,776,833)

Total Class IB transactions	(23,128,065)	9,491,466

Class K
Capital shares sold [ 336,502 and 1,126,019 shares, respectively ]	19,204,764	68,168,729
Capital shares issued in reinvestment of dividends and distributions [ 298,964 and 635,119 shares, respectively ]	17,693,137	33,545,019
Capital shares repurchased [ (2,326,586) and (1,222,688) shares, respectively ]	(132,401,780)	(75,774,706)

Total Class K transactions	(95,503,879)	25,939,042

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(131,778,535)	35,030,689

TOTAL INCREASE (DECREASE) IN NET ASSETS	409,552,306	(652,380,720)
NET ASSETS:
Beginning of year	2,817,053,843	3,469,434,563

End of year	$3,226,606,149	$2,817,053,843

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019		2018		2017		2016	2015
Net asset value, beginning of year	$50.02		$62.82		$58.54		$49.26	$55.58

Income (loss) from investment operations:
Net investment income (loss) (e)	0.33	###	0.35	##	0.37	#####	0.23	0.21	####
Net realized and unrealized gain (loss)	11.33		(9.97)		8.84		11.23	(3.43)

Total from investment operations	11.66		(9.62)		9.21		11.46	(3.22)

Less distributions:
Dividends from net investment income	(0.35)		(0.35)		(0.38)		(0.27)	(0.23)
Distributions from net realized gains	(1.55)		(2.83)		(4.55)		(1.91)	(2.87)

Total dividends and distributions	(1.90)		(3.18)		(4.93)		(2.18)	(3.10)

Net asset value, end of year	$59.78		$50.02		$62.82		$58.54	$49.26

Total return	23.35%		(15.57)%		16.08%		23.27%	(5.69	)%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$234,644		$207,870		$259,242		$229,444	$182,257
Ratio of expenses to average net assets (f)	1.07%		1.07%		1.07%		1.08%	1.08%
Ratio of net investment income (loss) to average net assets (f)	0.57	%(cc)	0.57	%(aa)	0.61	%(ee)	0.45%	0.39	%(dd)
Portfolio turnover rate^	2%		6%		10%		5%	3%

	Year Ended December 31,
Class IB	2019		2018		2017		2016	2015
Net asset value, beginning of year	$50.12		$62.94		$58.64		$49.34	$55.67

Income (loss) from investment operations:
Net investment income (loss) (e)	0.33	###	0.35	##	0.37	#####	0.23	0.21	####
Net realized and unrealized gain (loss)	11.35		(9.99)		8.86		11.25	(3.44)

Total from investment operations	11.68		(9.64)		9.23		11.48	(3.23)

Less distributions:
Dividends from net investment income	(0.35)		(0.35)		(0.38)		(0.27)	(0.23)
Distributions from net realized gains	(1.55)		(2.83)		(4.55)		(1.91)	(2.87)

Total dividends and distributions	(1.90)		(3.18)		(4.93)		(2.18)	(3.10)

Net asset value, end of year	$59.90		$50.12		$62.94		$58.64	$49.34

Total return	23.35%		(15.57)%		16.09%		23.28%	(5.70	)%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,459,672		$2,079,297		$2,578,261		$2,327,234	$1,979,091
Ratio of expenses to average net assets (f)	1.07%		1.07%		1.07%		1.08%	1.08%
Ratio of net investment income (loss) to average net assets (f)	0.57	%(cc)	0.57	%(aa)	0.61	%(ee)	0.44%	0.39	%(dd)
Portfolio turnover rate^	2%		6%		10%		5%	3%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019		2018		2017		2016	2015
Net asset value, beginning of year	$50.01		$62.83		$58.53		$49.25	$55.58

Income (loss) from investment operations:
Net investment income (loss) (e)	0.47	###	0.51	##	0.53	#####	0.36	0.35	####
Net realized and unrealized gain (loss)	11.33		(9.99)		8.85		11.25	(3.45)

Total from investment operations	11.80		(9.48)		9.38		11.61	(3.10)

Less distributions:
Dividends from net investment income	(0.49)		(0.51)		(0.53)		(0.42)	(0.36)
Distributions from net realized gains	(1.55)		(2.83)		(4.55)		(1.91)	(2.87)

Total dividends and distributions	(2.04)		(3.34)		(5.08)		(2.33)	(3.23)

Net asset value, end of year	$59.77		$50.01		$62.83		$58.53	$49.25

Total return	23.65%		(15.36)%		16.39%		23.59%	(5.47	)%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$532,290		$529,887		$631,932		$568,055	$497,922
Ratio of expenses to average net assets (f)	0.82%		0.82%		0.82%		0.83%	0.83%
Ratio of net investment income (loss) to average net assets (f)	0.82	%(cc)	0.82	%(aa)	0.86	%(ee)	0.69%	0.64	%(dd)
Portfolio turnover rate^	2%		6%		10%		5%	3%
##	Includes income resulting from a special dividends. Without these dividends, the per share income amounts would be $0.24, $0.24 and $0.40 for Class IA, Class IB and Class K, respectively.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.24, $0.24 and $0.39 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from a special dividends. Without these dividends, the per share income amounts would be $0.17, $0.17 and $0.31 for Class IA, Class IB and Class K, respectively.
#####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.23, $0.23 and $0.38 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.18% lower.
(bb)	Includes income resulting from a litigation payment. Without this income, the total return would have been (5.73)% for Class IA, (5.74)% for Class IB and (5.51)% for Class K.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.15% lower.
(dd)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.08% lower.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.24%, 0.23%, and 0.24% lower for Class IA, Class IB and Class K, respectively.

See Notes to Financial Statements.

1290 VT HIGH YIELD BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AXA Investment Managers, Inc.

➢	Post Advisory Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	12.94%	4.95%	4.78%
Portfolio – Class K Shares*	13.23	5.19	5.03
ICE BofAML U.S. High Yield Index	14.41	6.13	5.72

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.94% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the ICE BofAML U.S. High Yield Index, which returned 14.41% over the same period.

Asset Class Overview

The U.S. High Yield market posted a positive return in the twelve months ended December 31, 2019. The positive return in 2019 was driven by accommodative Federal Reserve policies, shifting geopolitical concerns, and a continued positive technical environment within the U.S. high yield market. High yield market flows during the period were +$19.5 billion, which is a significant increase from the $46.9 billion outflow sustained in 2018. The high yield new issue market priced $286.6 billion of new paper during the twelve months ended December 31, 2019, a 53% increase from the $187.4 billion priced during the same period last year. The par weighted high yield default rate ended 2019 at 2.63%, up from 1.83% at the end of 2018.

During the twelve months ended December 31, 2019, U.S. High Yield underperformed U.S. Equities but outperformed U.S. Corporates and U.S. Treasuries. Within U.S. High Yield, returns were driven by the higher end of the credit quality spectrum with double-B rated credits (+15.73%) outperforming single-B rated credits (+14.36%) and CCC-and-lower rated credits (+9.11%). From a sector perspective, all 18 sectors posted positive total returns over the period. On a relative basis, the best performing sectors were insurance (+21.86%), banking (+20.09%) and financial services (+18.74%). The worst performing sectors were energy (+5.57%), real estate (+13.15%) and transportation (+13.19%). During the period, the High Yield Index’s Option Adjusted Spread tightened from 533 basis points to 360 basis points. The yield to worst of the High Yield Index decreased from 7.95% at the beginning of the period to 5.41% at the end of the period. The High Yield Index’s average price was $100.74 at December 31, 2019, up from the $92.31 average price at the start of the period.

Portfolio Highlights

What helped performance during the year:

•	The Portfolio experienced positive security selection within the higher yielding portion of the market, largely due to the avoidance of stressed credits within the energy sector.

•

From a sector perspective, the Portfolio experienced significant positive security selection within the energy sector. The Portfolio also benefited from positive security selection within the consumer goods sector.

•	Portfolio performance benefited from participating in multiple new issues which performed well post pricing.

•	Security selection in the riskiest (triple C-rated) credit performed added significantly relative to the benchmark.

•	In energy, underweight exposure to Oil Field Services, and security selection in the Independent sector, added to performance.

•	An overweight exposure in P&C (insurance brokers) also contributed positively.

1290 VT HIGH YIELD BOND PORTFOLIO (Unaudited)

What hurt performance during the year:

•

The Portfolio’s macro positioning had a negative impact on relative performance during the 2019. The Portfolio’s lower duration relative to the benchmark had a negative impact on relative performance. Specifically, an underweight positioning towards higher quality securities with longer maturities and an overweight positioning to shorter duration securities both had a negative impact on relative performance.

•	From a sector perspective, the Portfolio underperformed in the Basic Industry, Services and Retail sectors.

•	The Portfolio’s underweight to the Banking sector had a negative impact on relative performance.

•	Security selection in health care had a negative impact on performance.

•	Underweight exposure to BB-rated credits detracted.

•	An underweight exposure in the highest duration segments of the market detracted from relative performance.

Portfolio Characteristics As of December 31, 2019
Weighted Average Life (Years)	5.10
Weighted Average Coupon (%)	6.34
Weighted Average Effective Duration (Years)*	2.38
Weighted Average Rating**	B+

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2019	% of Net Assets
Communication Services	15.7%
Information Technology	13.5
Exchange Traded Funds	10.5
Financials	9.8
Industrials	9.7
Health Care	8.9
Energy	8.4
Materials	7.2
Consumer Discretionary	7.2
Consumer Staples	3.3
Repurchase Agreements	2.7
Real Estate	1.9
Investment Company	0.4
Utilities	0.1
Cash and Other	0.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

1290 VT HIGH YIELD BOND PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,037.70	$5.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	1,038.10	3.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (82.3%)
Communication Services (15.7%)
Diversified Telecommunication Services (5.0%)
Altice France SA 7.375%, 5/1/26§	$325,000	$348,673
CCO Holdings LLC 5.250%, 9/30/22	660,000	667,425
5.125%, 2/15/23	286,000	290,095
5.125%, 5/1/23§	665,000	678,167
5.750%, 1/15/24	75,000	76,594
5.875%, 4/1/24§	575,000	595,384
5.750%, 2/15/26§	414,000	435,226
5.875%, 5/1/27§	366,000	387,045
5.000%, 2/1/28§	225,000	235,111
5.375%, 6/1/29§	100,000	107,313
4.750%, 3/1/30§	1,088,000	1,109,793
CenturyLink, Inc. 5.125%, 12/15/26§	767,000	780,522
Series G 6.875%, 1/15/28	375,000	413,437
Series W 6.750%, 12/1/23	390,000	435,338
Cincinnati Bell, Inc. 7.000%, 7/15/24 (x)§	647,000	678,541
Level 3 Financing, Inc. 5.375%, 8/15/22	867,000	868,084
5.125%, 5/1/23	350,000	353,255
Sprint Capital Corp. 8.750%, 3/15/32	508,000	617,220
Virgin Media Finance plc 6.000%, 10/15/24§	800,000	824,000
5.750%, 1/15/25§	850,000	874,438

		10,775,661

Entertainment (1.1%)
AMC Entertainment Holdings, Inc. 5.875%, 11/15/26	900,000	811,458
6.125%, 5/15/27 (x)	375,000	341,426
Live Nation Entertainment, Inc. 4.875%, 11/1/24§	714,000	738,990
Netflix, Inc. 4.875%, 6/15/30§	540,000	547,763

		2,439,637

Interactive Media & Services (0.5%)
Match Group, Inc. 6.375%, 6/1/24	358,000	375,320
Rackspace Hosting, Inc. 8.625%, 11/15/24 (x)§	710,000	693,137

		1,068,457

Media (7.1%)
Altice Financing SA 6.625%, 2/15/23§	625,000	635,937
AMC Networks, Inc. 5.000%, 4/1/24	500,000	509,610
Cinemark USA, Inc. 4.875%, 6/1/23	550,000	558,717
CSC Holdings LLC 5.250%, 6/1/24	50,000	53,757
5.375%, 2/1/28§	400,000	428,500
7.500%, 4/1/28§	850,000	957,117
5.750%, 1/15/30§	525,000	559,125
Diamond Sports Group LLC 5.375%, 8/15/26§	1,012,000	1,022,424
6.625%, 8/15/27 (x)§	1,739,000	1,691,177
DISH DBS Corp. 5.875%, 7/15/22	326,000	345,495
Getty Images, Inc. 9.750%, 3/1/27§	330,000	327,525
Lamar Media Corp. 5.375%, 1/15/24	204,000	208,296
McGraw-Hill Global Education Holdings LLC 7.875%, 5/15/24 (x)§	522,000	448,920
Meredith Corp. 6.875%, 2/1/26	477,000	495,937
National CineMedia LLC 5.875%, 4/15/28§	159,000	169,335
Nexstar Broadcasting, Inc. 5.625%, 8/1/24§	122,000	127,185
5.625%, 7/15/27§	697,000	733,593
Outfront Media Capital LLC 5.000%, 8/15/27§	400,000	419,000
4.625%, 3/15/30§	125,000	127,187
Quebecor Media, Inc. 5.750%, 1/15/23	930,000	1,010,213
Sinclair Television Group, Inc. 5.500%, 3/1/30 (x)§	884,000	905,879
Sirius XM Radio, Inc. 4.625%, 5/15/23§	650,000	660,563
4.625%, 7/15/24§	358,000	373,322
5.500%, 7/1/29§	134,000	144,719
TEGNA, Inc. 5.500%, 9/15/24§	280,000	289,450
Univision Communications, Inc. 6.750%, 9/15/22§	514,000	520,425
Ziggo Bond Co. BV 6.000%, 1/15/27§	725,000	767,594
Ziggo BV 5.500%, 1/15/27§	970,000	1,035,475

		15,526,477

Wireless Telecommunication Services (2.0%)
Sprint Communications, Inc. 7.000%, 8/15/20	135,000	137,869
6.000%, 11/15/22	250,000	262,187
Sprint Corp. 7.875%, 9/15/23	509,000	561,173
7.125%, 6/15/24	1,336,000	1,436,828
7.625%, 3/1/26	268,000	295,215
T-Mobile USA, Inc. 6.000%, 3/1/23	967,000	981,988
6.000%, 4/15/24	272,000	281,180
6.375%, 3/1/25	269,000	277,743

		4,234,183

Total Communication Services		34,044,415

Consumer Discretionary (6.9%)
Auto Components (0.6%)
Icahn Enterprises LP 5.250%, 5/15/27§	384,000	392,486

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Panther BF Aggregator 2 LP 6.250%, 5/15/26§	$600,000	$646,500
8.500%, 5/15/27§	232,000	246,941

		1,285,927

Distributors (0.4%)
LKQ Corp. 4.750%, 5/15/23	800,000	813,354
Performance Food Group, Inc. 5.500%, 10/15/27§	132,000	140,552

		953,906

Diversified Consumer Services (0.6%)
GEMS MENASA Cayman Ltd. 7.125%, 7/31/26§	200,000	210,750
Service Corp. International 5.375%, 5/15/24	98,000	100,940
ServiceMaster Co. LLC (The) 5.125%, 11/15/24§	525,000	544,688
Sotheby’s 7.375%, 10/15/27§	325,000	330,281

		1,186,659

Hotels, Restaurants & Leisure (4.3%)
1011778 BC ULC 4.250%, 5/15/24§	98,000	100,695
5.000%, 10/15/25§	1,510,000	1,561,793
4.375%, 1/15/28§	75,000	75,281
Boyd Gaming Corp. 6.000%, 8/15/26	400,000	428,008
4.750%, 12/1/27§	350,000	363,562
Boyne USA, Inc. 7.250%, 5/1/25§	675,000	734,062
Caesars Resort Collection LLC 5.250%, 10/15/25§	800,000	826,688
Churchill Downs, Inc. 5.500%, 4/1/27§	366,000	387,960
Eldorado Resorts, Inc. 7.000%, 8/1/23	560,000	582,400
6.000%, 9/15/26	278,000	306,148
Golden Entertainment, Inc. 7.625%, 4/15/26§	368,000	393,760
International Game Technology plc 6.250%, 1/15/27§	275,000	309,719
LTF Merger Sub, Inc. 8.500%, 6/15/23§	600,000	612,000
Scientific Games International, Inc. 7.000%, 5/15/28§	207,000	220,714
7.250%, 11/15/29§	184,000	199,640
Silversea Cruise Finance Ltd. 7.250%, 2/1/25§	463,000	489,761
Speedway Motorsports LLC 4.875%, 11/1/27§	325,000	329,469
Stars Group Holdings BV 7.000%, 7/15/26§	272,000	293,774
Station Casinos LLC 5.000%, 10/1/25§	1,025,000	1,042,937

		9,258,371

Internet & Direct Marketing Retail (0.2%)
Photo Holdings Merger Sub, Inc. 8.500%, 10/1/26§	546,000	507,780

Specialty Retail (0.8%)
DriveTime Automotive Group, Inc. 8.000%, 6/1/21§	475,000	482,125
eG Global Finance plc 8.500%, 10/30/25§	372,000	394,785
KGA Escrow LLC 7.500%, 8/15/23§	394,000	418,625
Penske Automotive Group, Inc. 5.750%, 10/1/22	229,000	232,435
Staples, Inc. 10.750%, 4/15/27§	228,000	231,637

		1,759,607

Total Consumer Discretionary		14,952,250

Consumer Staples (3.3%)
Food & Staples Retailing (0.3%)
US Foods, Inc. 5.875%, 6/15/24§	580,000	598,682

Food Products (2.0%)
B&G Foods, Inc. 5.250%, 4/1/25	265,000	272,288
5.250%, 9/15/27	190,000	191,425
Clearwater Seafoods, Inc. 6.875%, 5/1/25§	236,000	247,800
JBS USA Lux SA 6.750%, 2/15/28§	542,000	599,418
Kraft Heinz Foods Co. 4.875%, 2/15/25§	400,000	412,335
Lamb Weston Holdings, Inc. 4.625%, 11/1/24§	61,000	64,736
4.875%, 11/1/26§	316,000	335,355
Pilgrim’s Pride Corp. 5.875%, 9/30/27§	360,000	388,213
Post Holdings, Inc. 5.500%, 3/1/25§	500,000	522,250
5.000%, 8/15/26§	275,000	290,153
5.750%, 3/1/27§	410,000	439,725
Sigma Holdco BV 7.875%, 5/15/26 (x)§	592,000	591,260

		4,354,958

Household Products (0.5%)
Central Garden & Pet Co. 6.125%, 11/15/23	239,000	247,066
Energizer Holdings, Inc. 5.500%, 6/15/25§	94,000	97,050
7.750%, 1/15/27§	264,000	294,690
Kronos Acquisition Holdings, Inc. 9.000%, 8/15/23§	605,000	574,750

		1,213,556

Personal Products (0.5%)
First Quality Finance Co., Inc. 5.000%, 7/1/25§	300,000	312,375
Prestige Brands, Inc. 6.375%, 3/1/24§	558,000	579,623
5.125%, 1/15/28§	129,000	134,966

		1,026,964

Total Consumer Staples		7,194,160

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Energy (8.4%)
Energy Equipment & Services (0.2%)
Precision Drilling Corp. 7.750%, 12/15/23	$298,000	$299,490
7.125%, 1/15/26§	208,000	197,600

		497,090

Oil, Gas & Consumable Fuels (8.2%)
American Midstream Partners LP 9.500%, 12/15/21 (e)§	768,000	718,080
Antero Midstream Partners LP 5.375%, 9/15/24	275,000	255,062
5.750%, 3/1/27§	350,000	307,344
5.750%, 1/15/28§	275,000	240,625
Antero Resources Corp. 5.375%, 11/1/21	186,000	176,991
5.625%, 6/1/23 (x)	337,000	270,759
Ascent Resources Utica Holdings LLC 10.000%, 4/1/22§	306,000	303,212
7.000%, 11/1/26§	400,000	318,000
Berry Petroleum Co. LLC 7.000%, 2/15/26§	212,000	196,365
Blue Racer Midstream LLC 6.125%, 11/15/22§	655,000	641,704
6.625%, 7/15/26§	379,000	344,416
Callon Petroleum Co. 6.125%, 10/1/24	150,000	152,653
Calumet Specialty Products Partners LP 11.000%, 4/15/25§	318,000	346,712
Centennial Resource Production LLC 6.875%, 4/1/27§	50,000	52,000
Chesapeake Energy Corp. 11.500%, 1/1/25 (x)§	75,000	70,875
Crestwood Midstream Partners LP 6.250%, 4/1/23 (e)	370,000	377,400
CrownRock LP 5.625%, 10/15/25§	622,000	631,921
Delek Logistics Partners LP 6.750%, 5/15/25 (x)	537,000	539,685
Endeavor Energy Resources LP 5.750%, 1/30/28§	550,000	580,250
Enviva Partners LP 6.500%, 1/15/26§	325,000	347,548
Extraction Oil & Gas, Inc. 5.625%, 2/1/26§	225,000	135,844
Genesis Energy LP 5.625%, 6/15/24	386,000	371,043
6.500%, 10/1/25	320,000	308,800
Gulfport Energy Corp. 6.375%, 1/15/26	404,000	248,460
Hess Midstream Operations LP 5.625%, 2/15/26§	275,000	286,000
Hilcorp Energy I LP 6.250%, 11/1/28§	488,000	463,600
Holly Energy Partners LP 6.000%, 8/1/24§	698,000	727,665
Indigo Natural Resources LLC 6.875%, 2/15/26§	208,000	195,520
Jagged Peak Energy LLC 5.875%, 5/1/26	150,000	154,684
Matador Resources Co. 5.875%, 9/15/26	575,000	577,875
MEG Energy Corp. 6.375%, 1/30/23§	50,000	50,062
7.000%, 3/31/24§	425,000	427,644
NuStar Logistics LP 6.000%, 6/1/26	125,000	131,875
Parsley Energy LLC 6.250%, 6/1/24§	506,000	527,505
PBF Holding Co. LLC 7.000%, 11/15/23	272,000	282,200
PBF Logistics LP 6.875%, 5/15/23	606,000	624,180
PDC Energy, Inc. 5.750%, 5/15/26	375,000	372,544
QEP Resources, Inc. 5.250%, 5/1/23	150,000	149,625
5.625%, 3/1/26	60,000	58,518
SM Energy Co. 6.750%, 9/15/26	274,000	269,890
Southern Star Central Corp. 5.125%, 7/15/22§	857,000	876,718
Southwestern Energy Co. 7.750%, 10/1/27 (x)	245,000	226,931
SRC Energy, Inc. 6.250%, 12/1/25	825,000	831,188
Summit Midstream Holdings LLC 5.500%, 8/15/22	524,000	462,430
Sunoco LP 4.875%, 1/15/23	475,000	485,103
5.500%, 2/15/26	225,000	234,281
6.000%, 4/15/27	375,000	398,438
Targa Resources Partners LP 6.750%, 3/15/24	566,000	586,518
5.500%, 3/1/30§	400,000	412,000
Viper Energy Partners LP 5.375%, 11/1/27§	100,000	104,625

		17,853,368

Total Energy		18,350,458

Financials (8.9%)
Capital Markets (0.7%)
Drawbridge Special Opportunities Fund LP 5.000%, 8/1/21§	975,000	990,062
MSCI, Inc. 5.250%, 11/15/24§	285,000	292,567
4.750%, 8/1/26§	158,000	166,097

		1,448,726

Consumer Finance (1.0%)
Avolon Holdings Funding Ltd. 5.250%, 5/15/24§	186,000	203,065
Curo Group Holdings Corp. 8.250%, 9/1/25§	324,000	284,709
Enova International, Inc. 8.500%, 9/1/24§	354,000	335,415
Park Aerospace Holdings Ltd. 5.500%, 2/15/24§	366,000	401,756

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Springleaf Finance Corp. 6.625%, 1/15/28	$725,000	$817,437
5.375%, 11/15/29	225,000	234,563

		2,276,945

Diversified Financial Services (1.9%)
Allied Universal Holdco LLC 6.625%, 7/15/26§	158,000	169,803
9.750%, 7/15/27§	277,000	295,351
MPH Acquisition Holdings LLC 7.125%, 6/1/24§	875,000	850,937
Oxford Finance LLC 6.375%, 12/15/22§	950,000	976,125
Refinitiv US Holdings, Inc. 6.250%, 5/15/26§	1,170,000	1,274,270
8.250%, 11/15/26§	208,000	234,260
Verscend Escrow Corp. 9.750%, 8/15/26§	332,000	362,996

		4,163,742

Insurance (2.8%)
Acrisure LLC 8.125%, 2/15/24§	909,000	988,537
7.000%, 11/15/25§	1,675,000	1,616,375
AssuredPartners, Inc. 7.000%, 8/15/25§	525,000	533,374
Fidelity & Guaranty Life Holdings, Inc. 5.500%, 5/1/25§	1,300,000	1,384,500
NFP Corp. 6.875%, 7/15/25§	1,325,000	1,326,656
USI, Inc. 6.875%, 5/1/25§	229,000	234,439

		6,083,881

Thrifts & Mortgage Finance (2.5%)
Freedom Mortgage Corp. 8.250%, 4/15/25§	714,000	699,927
Ladder Capital Finance Holdings LLLP (REIT) 5.250%, 10/1/25§	1,222,000	1,268,180
Nationstar Mortgage Holdings, Inc. 8.125%, 7/15/23§	900,000	950,850
Provident Funding Associates LP 6.375%, 6/15/25§	1,100,000	1,076,625
Quicken Loans, Inc. 5.750%, 5/1/25§	625,000	645,125
5.250%, 1/15/28§	725,000	751,281

		5,391,988

Total Financials		19,365,282

Health Care (8.4%)
Health Care Providers & Services (7.0%)
Centene Corp. 6.125%, 2/15/24	594,000	616,275
5.375%, 6/1/26§	303,000	320,559
4.250%, 12/15/27§	100,000	102,615
4.625%, 12/15/29§	647,000	679,415
DaVita, Inc. 5.125%, 7/15/24	575,000	587,938
Eagle Holding Co. II LLC 7.625%, 5/15/22 PIK§	1,551,000	1,575,413
7.750%, 5/15/22 PIK§	550,000	558,459
Encompass Health Corp. 5.750%, 11/1/24	773,000	782,662
5.750%, 9/15/25	275,000	288,063
Envision Healthcare Corp. 8.750%, 10/15/26§	393,000	245,511
Hadrian Merger Sub, Inc. 8.500%, 5/1/26§	179,000	183,475
HCA, Inc. 7.500%, 2/15/22	693,000	764,899
7.690%, 6/15/25	254,000	306,070
NVA Holdings, Inc. 6.875%, 4/1/26§	1,749,000	1,888,919
Polaris Intermediate Corp. 8.500%, 12/1/22 PIK (x)§	701,000	652,806
RegionalCare Hospital Partners Holdings, Inc. 8.250%, 5/1/23§	1,800,000	1,903,500
Surgery Center Holdings, Inc. 6.750%, 7/1/25§	394,000	392,030
10.000%, 4/15/27 (x)§	437,000	478,515
Tenet Healthcare Corp. 4.625%, 7/15/24	400,000	410,308
4.625%, 9/1/24§	150,000	156,202
5.125%, 5/1/25	771,000	794,130
4.875%, 1/1/26§	682,000	712,622
Vizient, Inc. 6.250%, 5/15/27§	91,000	97,825
WellCare Health Plans, Inc. 5.375%, 8/15/26§	328,000	349,320
West Street Merger Sub, Inc. 6.375%, 9/1/25§	505,000	502,159

		15,349,690

Life Sciences Tools & Services (0.1%)
Charles River Laboratories International, Inc. 5.500%, 4/1/26§	208,000	223,600

Pharmaceuticals (1.3%)
Bausch Health Americas, Inc. 9.250%, 4/1/26§	468,000	536,937
Bausch Health Cos., Inc. 7.000%, 3/15/24§	816,000	848,130
5.500%, 11/1/25§	336,000	351,120
5.750%, 8/15/27§	149,000	162,037
7.000%, 1/15/28§	250,000	275,857
5.000%, 1/30/28§	125,000	128,299
5.250%, 1/30/30§	202,000	208,527
Catalent Pharma Solutions, Inc. 4.875%, 1/15/26§	107,000	110,714
5.000%, 7/15/27§	128,000	134,080

		2,755,701

Total Health Care		18,328,991

Industrials (9.7%)
Aerospace & Defense (1.6%)
Bombardier, Inc. 8.750%, 12/1/21§	465,000	508,885
5.750%, 3/15/22§	43,000	44,357

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
7.875%, 4/15/27§	$478,000	$491,145
TransDigm UK Holdings plc 6.875%, 5/15/26	225,000	240,187
TransDigm, Inc. 6.250%, 3/15/26§	750,000	811,357
6.375%, 6/15/26	50,000	52,990
7.500%, 3/15/27	400,000	437,000
5.500%, 11/15/27§	825,000	833,234
Triumph Group, Inc. 6.250%, 9/15/24§	107,000	112,484

		3,531,639

Building Products (1.2%)
Reliance Intermediate Holdings LP 6.500%, 4/1/23§	750,000	768,750
Standard Industries, Inc. 5.500%, 2/15/23§	660,000	668,448
6.000%, 10/15/25§	474,000	498,174
Summit Materials LLC 6.125%, 7/15/23	700,000	710,500

		2,645,872

Commercial Services & Supplies (3.1%)
ACCO Brands Corp. 5.250%, 12/15/24§	378,000	392,647
ADT Security Corp. (The) 4.125%, 6/15/23	284,000	292,761
Aramark Services, Inc. 5.000%, 4/1/25§	234,000	244,846
Covanta Holding Corp. 5.875%, 7/1/25	275,000	289,437
6.000%, 1/1/27	625,000	660,938
GFL Environmental, Inc. 7.000%, 6/1/26§	912,000	963,437
5.125%, 12/15/26§	368,000	386,908
8.500%, 5/1/27§	375,000	412,500
GW B-CR Security Corp. 9.500%, 11/1/27§	105,000	112,088
IAA, Inc. 5.500%, 6/15/27§	150,000	159,750
Matthews International Corp. 5.250%, 12/1/25§	340,000	340,000
Nielsen Co. Luxembourg Sarl (The) 5.500%, 10/1/21§	152,000	152,474
Nielsen Finance LLC 5.000%, 4/15/22§	1,480,000	1,482,531
Prime Security Services Borrower LLC 9.250%, 5/15/23§	659,000	690,632
Waste Pro USA, Inc. 5.500%, 2/15/26§	175,000	182,437

		6,763,386

Construction & Engineering (0.4%)
AECOM Global II LLC 5.000%, 4/1/22 (e)	265,000	275,269
New Enterprise Stone & Lime Co., Inc. 6.250%, 3/15/26§	614,000	643,165

		918,434

Machinery (0.5%)
Mueller Water Products, Inc. 5.500%, 6/15/26§	372,000	393,390
Welbilt, Inc. 9.500%, 2/15/24	689,000	730,340

		1,123,730

Professional Services (1.2%)
ASGN, Inc. 4.625%, 5/15/28§	550,000	565,334
Dun & Bradstreet Corp. (The) 6.875%, 8/15/26§	308,000	340,340
10.250%, 2/15/27§	579,000	668,745
IHS Markit Ltd. 5.000%, 11/1/22§	111,000	118,309
Jaguar Holding Co. II 6.375%, 8/1/23§	868,000	894,854

		2,587,582

Road & Rail (1.7%)
Capitol Investment Merger Sub 2 LLC 10.000%, 8/1/24§	291,000	301,913
DAE Funding LLC 5.250%, 11/15/21§	278,000	288,878
5.000%, 8/1/24§	955,000	1,001,910
Kenan Advantage Group, Inc. (The) 7.875%, 7/31/23 (x)§	1,045,000	1,021,926
Watco Cos. LLC 6.375%, 4/1/23§	991,000	1,005,865

		3,620,492

Trading Companies & Distributors (0.0%)
WESCO Distribution, Inc. 5.375%, 6/15/24	25,000	25,875

Total Industrials		21,217,010

Information Technology (12.3%)
Communications Equipment (2.4%)
CommScope Technologies LLC 6.000%, 6/15/25§	1,000,000	1,001,130
CommScope, Inc. 5.000%, 6/15/21§	22,000	21,988
5.500%, 3/1/24§	330,000	343,768
6.000%, 3/1/26§	1,462,000	1,555,203
8.250%, 3/1/27§	694,000	730,435
ViaSat, Inc. 5.625%, 9/15/25§	1,200,000	1,236,000
5.625%, 4/15/27§	300,000	320,925

		5,209,449

Electronic Equipment, Instruments & Components (0.2%)
Anixter, Inc. 6.000%, 12/1/25	232,000	243,600
Itron, Inc. 5.000%, 1/15/26§	264,000	273,570

		517,170

IT Services (2.0%)
Alliance Data Systems Corp. 4.750%, 12/15/24§	1,094,000	1,088,530

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Gartner, Inc. 5.125%, 4/1/25§	$406,000	$422,747
GTT Communications, Inc. 7.875%, 12/31/24§	470,000	352,951
Unisys Corp. 10.750%, 4/15/22§	239,000	257,523
Zayo Group LLC 6.000%, 4/1/23	1,715,000	1,753,588
5.750%, 1/15/27§	411,000	417,987

		4,293,326

Software (7.1%)
ACI Worldwide, Inc. 5.750%, 8/15/26§	778,000	838,295
Ascend Learning LLC 6.875%, 8/1/25§	1,140,000	1,197,000
6.875%, 8/1/25§	738,000	774,900
Camelot Finance SA 4.500%, 11/1/26§	909,000	929,471
CDK Global, Inc. 5.875%, 6/15/26	180,000	192,065
Change Healthcare Holdings LLC 5.750%, 3/1/25§	2,565,000	2,643,130
Genesys Telecommunications Laboratories, Inc. 10.000%, 11/30/24§	1,075,000	1,159,764
Granite Merger Sub 2, Inc. 11.000%, 7/15/27§	386,000	409,160
HNA Ecotech Panorama Cayman Co. Ltd. 8.000%, 4/15/21§	335,000	299,210
Informatica LLC 7.125%, 7/15/23§	1,037,000	1,052,555
NortonLifeLock, Inc. 5.000%, 4/15/25§	194,000	197,209
PTC, Inc. 6.000%, 5/15/24	500,000	522,185
Solera LLC 10.500%, 3/1/24§	979,000	1,036,800
Sophia LP 9.000%, 9/30/23§	1,937,000	1,990,267
SS&C Technologies, Inc. 5.500%, 9/30/27§	1,990,000	2,117,799

		15,359,810

Technology Hardware, Storage & Peripherals (0.6%)
Dell International LLC 5.875%, 6/15/21§	575,000	583,625
7.125%, 6/15/24§	468,000	493,740
Everi Payments, Inc. 7.500%, 12/15/25§	326,000	348,820

		1,426,185

Total Information Technology		26,805,940

Materials (6.8%)
Chemicals (2.2%)
Axalta Coating Systems LLC 4.875%, 8/15/24§	550,000	569,250
Blue Cube Spinco LLC 10.000%, 10/15/25	518,000	572,141
INEOS Group Holdings SA 5.625%, 8/1/24 (x)§	480,000	491,400
Koppers, Inc. 6.000%, 2/15/25§	206,000	215,785
NOVA Chemicals Corp. 4.875%, 6/1/24§	280,000	287,000
Nufarm Australia Ltd. 5.750%, 4/30/26§	321,000	316,185
Olin Corp. 5.000%, 2/1/30	222,000	224,775
PQ Corp. 6.750%, 11/15/22§	493,000	509,639
5.750%, 12/15/25§	384,000	402,720
Rayonier AM Products, Inc. 5.500%, 6/1/24§	600,000	451,500
Starfruit Finco BV 8.000%, 10/1/26§	300,000	318,750
Univar Solutions USA, Inc. 5.125%, 12/1/27§	302,000	314,089
WR Grace & Co.-Conn 5.125%, 10/1/21§	102,000	106,302

		4,779,536

Containers & Packaging (4.5%)
ARD Finance SA 6.500%, 6/30/27 PIK§	200,000	206,790
Berry Global, Inc. 5.500%, 5/15/22	276,000	279,105
5.125%, 7/15/23	357,000	365,336
4.500%, 2/15/26§	225,000	230,838
4.875%, 7/15/26§	675,000	711,079
5.625%, 7/15/27§	450,000	484,172
Flex Acquisition Co., Inc. 7.875%, 7/15/26§	508,000	511,810
LABL Escrow Issuer LLC 6.750%, 7/15/26§	556,000	590,750
10.500%, 7/15/27§	286,000	291,992
Mauser Packaging Solutions Holding Co. 5.500%, 4/15/24§	439,000	451,665
7.250%, 4/15/25§	988,000	974,356
OI European Group BV 4.000%, 3/15/23§	226,000	227,695
Owens-Brockway Glass Container, Inc. 5.000%, 1/15/22§	292,000	302,673
5.875%, 8/15/23§	300,000	321,060
Reynolds Group Issuer, Inc. 5.750%, 10/15/20	379,890	380,365
(ICE LIBOR USD 3 Month + 3.50%), 5.501%, 7/15/21 (k)§	868,000	869,085
5.125%, 7/15/23§	1,350,000	1,384,493
Sealed Air Corp. 4.875%, 12/1/22§	272,000	287,980
Silgan Holdings, Inc. 4.125%, 2/1/28§	75,000	75,022
Trivium Packaging Finance BV 5.500%, 8/15/26 (e)§	790,000	835,425

		9,781,691

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Metals & Mining (0.1%)
Aleris International, Inc. 10.750%, 7/15/23§	$50,000	$51,824
Novelis Corp. 6.250%, 8/15/24§	80,000	83,520

		135,344

Total Materials		14,696,571

Real Estate (1.8%)
Equity Real Estate Investment Trusts (REITs) (1.2%)
Equinix, Inc. (REIT) 5.875%, 1/15/26	250,000	264,785
ESH Hospitality, Inc. (REIT) 5.250%, 5/1/25§	900,000	927,891
Iron Mountain, Inc. (REIT) 6.000%, 8/15/23	280,000	285,950
Ryman Hospitality Properties, Inc. (REIT) 4.750%, 10/15/27§	175,000	181,344
SBA Communications Corp. (REIT) 4.875%, 9/1/24	255,000	264,881
VICI Properties LP (REIT) 4.250%, 12/1/26§	100,000	102,957
4.625%, 12/1/29§	533,000	556,511

		2,584,319

Real Estate Management & Development (0.6%)
Greystar Real Estate Partners LLC 5.750%, 12/1/25§	512,000	529,280
Howard Hughes Corp. (The) 5.375%, 3/15/25§	376,000	392,390
Realogy Group LLC 9.375%, 4/1/27§	310,000	323,472

		1,245,142

Total Real Estate		3,829,461

Utilities (0.1%)
Independent Power and Renewable Electricity Producers (0.1%)
AES Corp. 4.875%, 5/15/23	172,000	174,064

Total Utilities		174,064

Total Corporate Bonds		178,958,602

Loan Participations (3.4%)
Consumer Discretionary (0.3%)
Auto Components (0.3%)
Panther BF Aggregator 2 LP, Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.305%, 4/30/26 (k)	598,500	599,996

Total Consumer Discretionary		599,996

Financials (0.9%)
Diversified Financial Services (0.1%)
Refinitiv US Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.049%, 10/1/25 (k)	247,500	249,588

Insurance (0.8%)
Asurion LLC, Term Loan B2 (ICE LIBOR USD 3 Month + 6.50%), 8.299%, 8/4/25 (k)	1,700,000	1,719,125

Total Financials		1,968,713

Health Care (0.5%)
Health Care Providers & Services (0.5%)
Dentalcorp Perfect Smile ULC, Term Loan (ICE LIBOR USD 3 Month + 3.75%), 5.549%, 5/31/25 (k)	516,092	512,651
Sound Inpatient Physicians, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 6.75%), 8.549%, 6/26/26 (k)	500,000	501,250

		1,013,901

Total Health Care		1,013,901

Information Technology (1.2%)
Software (1.2%)
Applied Systems, Inc., Term Loan (ICE LIBOR USD 3 Month + 7.00%), 8.945%, 9/19/25 (k)	225,000	229,781
Greeneden US Holdings I LLC (ICE LIBOR USD 3 Month + 3.25%), 5.049%, 12/1/23 (k)	421,517	421,623
Playtika Holding Corp., Term Loan B (ICE LIBOR USD 1 Month + 6.00%), 7.799%, 12/10/24 (k)	375,000	378,562
Sophia LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.195%, 9/30/22 (k)	114,984	115,186
Vertafore, Inc., Term Loan (ICE LIBOR USD 3 Month + 7.25%), 9.049%, 7/2/26 (k)	1,375,000	1,360,105

		2,505,257

Total Information Technology		2,505,257

Materials (0.4%)
Metals & Mining (0.4%)
Aleris International, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.75%), 6.555%, 2/27/23 (k)	913,231	912,375

Total Materials		912,375

Real Estate (0.1%)
Equity Real Estate Investment Trusts (REITs) (0.1%)
CoreCivic, Inc., Term Loan (ICE LIBOR USD 6 Month + 4.50%), 6.250%, 12/12/24 (k)	275,000	262,625

Total Real Estate		262,625

Total Loan Participations		7,262,867

Total Long-Term Debt Securities (85.7%) (Cost $182,222,682)		186,221,469

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Fixed Income (10.5%)
iShares iBoxx High Yield Corporate Bond ETF	129,950	$11,427,803
SPDR Bloomberg Barclays High Yield Bond ETF	104,334	11,428,746

Total Exchange Traded Funds (10.5%) (Cost $23,050,747)		22,856,549

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Wireless Telecommunication Services (0.0%)
T-Mobile USA, Inc., CVR (r)* (Cost $—)	1,420,000	—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.4%)
JPMorgan Prime Money Market Fund, IM Shares	863,867	864,126

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.7%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $2,520,881, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $2,571,056. (xx)	$2,520,643	2,520,643
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $300,046, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $306,002. (xx)	300,000	300,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	1,000,000	1,000,000
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $2,000,607, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/49; total market value $2,040,000. (xx)	2,000,000	2,000,000

Total Repurchase Agreements		5,820,643

Total Short-Term Investments (3.1%) (Cost $6,684,835)		6,684,769

Total Investments in Securities (99.3%) (Cost $211,958,264)		215,762,787
Other Assets Less Liabilities (0.7%)		1,596,860

Net Assets (100%)		$217,359,647

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2019, the market value of these securities amounted to $139,431,573 or 64.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2019. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $5,703,389. This was collateralized by cash of $5,820,643 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Rights
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
PIK	— Payment-in Kind Security
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Corporate Bonds
Communication Services	$—	$34,044,415	$—		$34,044,415
Consumer Discretionary	—	14,952,250	—		14,952,250
Consumer Staples	—	7,194,160	—		7,194,160
Energy	—	18,350,458	—		18,350,458
Financials	—	19,365,282	—		19,365,282
Health Care	—	18,328,991	—		18,328,991
Industrials	—	21,217,010	—		21,217,010
Information Technology	—	26,805,940	—		26,805,940
Materials	—	14,696,571	—		14,696,571
Real Estate	—	3,829,461	—		3,829,461
Utilities	—	174,064	—		174,064
Exchange Traded Funds	22,856,549	—	—		22,856,549
Loan Participations
Consumer Discretionary	—	599,996	—		599,996
Financials	—	1,968,713	—		1,968,713
Health Care	—	1,013,901	—		1,013,901
Information Technology	—	2,505,257	—		2,505,257
Materials	—	912,375	—		912,375
Real Estate	—	262,625	—		262,625
Rights
Communication Services	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Company	864,126	—	—		864,126
Repurchase Agreements	—	5,820,643	—		5,820,643

Total Assets	$23,720,675	$192,042,112	$—		$215,762,787

Total Liabilities	$—	$—	$—		$—

Total	$23,720,675	$192,042,112	$—		$215,762,787

(a)	Value is zero.

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$102,640,642
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$94,724,150

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,559,358
Aggregate gross unrealized depreciation	(2,136,617)

Net unrealized appreciation	$3,422,741

Federal income tax cost of investments in securities and derivative instruments, if applicable	$212,340,046

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $206,137,621)	$209,942,144
Repurchase Agreements (Cost $5,820,643)	5,820,643
Cash	5,157,270
Foreign cash (Cost $2,306)	2,064
Dividends, interest and other receivables	2,881,992
Receivable for Portfolio shares sold	79,649
Receivable for securities sold	52,250
Securities lending income receivable	2,870
Other assets	871

Total assets	223,939,753

LIABILITIES
Payable for return of collateral on securities loaned	5,820,643
Payable for securities purchased	485,688
Investment management fees payable	101,933
Payable for Portfolio shares redeemed	54,754
Administrative fees payable	22,490
Distribution fees payable – Class IB	8,600
Trustees’ fees payable	23
Accrued expenses	85,975

Total liabilities	6,580,106

NET ASSETS	$217,359,647

Net assets were comprised of:
Paid in capital	$225,813,267
Total distributable earnings (loss)	(8,453,620)

Net assets	$217,359,647

Class IB
Net asset value, offering and redemption price per share, $41,121,656 / 4,283,517 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.60

Class K
Net asset value, offering and redemption price per share, $176,237,991 / 18,371,937 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.59

(x)	Includes value of securities on loan of $5,703,389.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest	$11,065,628
Dividends	1,245,957
Securities lending (net)	120,137

Total income	12,431,722

EXPENSES
Investment management fees	1,257,329
Administrative fees	258,106
Distribution fees – Class IB	87,572
Custodian fees	85,000
Professional fees	66,606
Printing and mailing expenses	33,019
Trustees’ fees	6,652
Miscellaneous	11,220

Gross expenses	1,805,504
Less: Waiver from investment manager	(145,966)

Net expenses	1,659,538

NET INVESTMENT INCOME (LOSS)	10,772,184

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(779,743)
Net distributions of realized gain received from underlying funds	108

Net realized gain (loss)	(779,635)

Change in unrealized appreciation (depreciation) on:
Investments in securities	15,413,009
Foreign currency translations	35
Unfunded commitments	969

Net change in unrealized appreciation (depreciation)	15,414,013

NET REALIZED AND UNREALIZED GAIN (LOSS)	14,634,378

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,406,562

See Notes to Financial Statements.

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1290 VT HIGH YIELD BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,772,184	$11,154,240
Net realized gain (loss)	(779,635)	(1,315,948)
Net change in unrealized appreciation (depreciation)	15,414,013	(13,755,157)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,406,562	(3,916,865)

Distributions to shareholders:
Class IB	(1,994,576)	(1,589,355)
Class K	(9,045,194)	(9,581,255)

Total distributions to shareholders	(11,039,770)	(11,170,610)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,456,467 and 895,496 shares, respectively ]	14,092,074	8,662,300
Capital shares issued in reinvestment of dividends [ 209,059 and 173,791 shares, respectively ]	1,994,576	1,589,355
Capital shares repurchased [ (554,565) and (642,129) shares, respectively ]	(5,358,320)	(6,191,047)

Total Class IB transactions	10,728,330	4,060,608

Class K
Capital shares sold [ 1,086,885 and 1,291,418 shares, respectively ]	10,376,021	12,499,114
Capital shares issued in reinvestment of dividends [ 948,888 and 1,048,658 shares, respectively ]	9,045,194	9,581,255
Capital shares repurchased [ (1,991,866) and (2,407,553) shares, respectively ]	(19,278,496)	(23,269,316)

Total Class K transactions	142,719	(1,188,947)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,871,049	2,871,661

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,237,841	(12,215,814)
NET ASSETS:
Beginning of year	192,121,806	204,337,620

End of year	$217,359,647	$192,121,806

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.94	$9.67	$9.53	$8.99	$9.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.48	0.50	0.49	0.52	0.56
Net realized and unrealized gain (loss)	0.67	(0.70)	0.12	0.53	(0.86)

Total from investment operations	1.15	(0.20)	0.61	1.05	(0.30)

Less distributions:
Dividends from net investment income	(0.49)	(0.53)	(0.47)	(0.51)	(0.58)

Net asset value, end of year	$9.60	$8.94	$9.67	$9.53	$8.99

Total return	12.94%	(2.23)%	6.46%	11.67%	(3.02)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$41,122	$28,369	$26,553	$19,555	$13,208
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.04%	1.05%	1.07%	1.08%
Before waivers (f)	1.07%	1.07%	1.08%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	4.92%	5.20%	4.95%	5.49%	5.58%
Before waivers (f)	4.85%	5.16%	4.93%	5.47%	5.58%
Portfolio turnover rate^	47%	41%	61%	72%	98%

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.93	$9.66	$9.52	$8.98	$9.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.50	0.53	0.52	0.54	0.59
Net realized and unrealized gain (loss)	0.68	(0.71)	0.12	0.53	(0.88)

Total from investment operations	1.18	(0.18)	0.64	1.07	(0.29)

Less distributions:
Dividends from net investment income	(0.52)	(0.55)	(0.50)	(0.53)	(0.60)

Net asset value, end of year	$9.59	$8.93	$9.66	$9.52	$8.98

Total return	13.23%	(1.99)%	6.73%	11.97%	(2.87)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$176,238	$163,753	$177,784	$165,224	$133,870
Ratio of expenses to average net assets:
After waivers (f)	0.75%	0.79%	0.80%	0.82%	0.84%
Before waivers (f)	0.82%	0.82%	0.83%	0.84%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	5.18%	5.44%	5.20%	5.74%	5.86%
Before waivers (f)	5.11%	5.41%	5.18%	5.73%	5.86%
Portfolio turnover rate^	47%	41%	61%	72%	98%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 VT MICRO CAP PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*,**	29.32%	10.06%	10.17%
Portfolio – Class K Shares*	29.67	10.27	10.37
Russell Microcap® Index	22.43	6.57	6.70

* Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 29.32% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell Microcap® Index, which returned 22.43% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Security selection was particularly strong in the health care and information technology sectors, with positive contributions from a diverse array of holdings, including Tandem Diabetes Care, Inc., Everbridge, Inc., and Eidos Therapeutics, Inc.

•	The financials sector also contributed to relative performance during the period as companies like eHealth, Inc. and Goosehead Insurance, Inc. contributed.

What hurt performance during the year:

•

Security selections within the communication services sector was the largest detractor from relative performance during the year. Glu Mobile, Inc. and Fluent, Inc. were a few of the large detractors within the sector.

•	Security selection within the industrials sector also detracted from performance. There were few other significant negative detractors within the Portfolio, from a sector perspective, during the year.

Portfolio Positioning and Outlook — Lord, Abbett & Co. LLC

During the fourth quarter, the equity market continued to wrestle with trade war concerns. These worries appear to be lessening as we begin 2020. Furthermore, we believe that improving fundamentals and moderate inflation levels will continue to support higher equity prices for select innovative growth stocks. We believe the scarcity of growth, the pace of innovation, and the absence of inflation make it an optimal time to increase exposure to the strategy. We remain focused on identifying companies with sound business models, favorable industry conditions, competitive advantages, and competent management teams, and we continue to assess market sentiment and momentum factors to balance risk and opportunity.

1290 VT MICRO CAP PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Health Care	32.2%
Information Technology	18.2
Financials	14.7
Industrials	9.9
Repurchase Agreements	9.8
Consumer Discretionary	9.4
Communication Services	3.8
Real Estate	3.1
Consumer Staples	3.0
Energy	2.3
Materials	1.3
Utilities	0.6
Cash and Other	(8.3)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,048.80	$5.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	1,050.20	4.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.8%)
Diversified Telecommunication Services (0.3%)
Alaska Communications Systems Group, Inc.*	10,563	$18,697
Anterix, Inc.*	2,192	94,716
Cincinnati Bell, Inc.*	9,739	101,967
Consolidated Communications Holdings, Inc.	14,377	55,783
Frontier Communications Corp. (x)*	22,000	19,571
IDT Corp., Class B*	3,354	24,182
Ooma, Inc.*	3,766	49,824
ORBCOMM, Inc.*	14,853	62,531
Otelco, Inc., Class A*	460	4,605
Pareteum Corp. (x)*	27,879	12,192

		444,068

Entertainment (0.1%)
Ballantyne Strong, Inc.*	2,026	6,564
Cinedigm Corp., Class A*	2,946	2,062
Gaia, Inc. (x)*	2,215	17,698
LiveXLive Media, Inc. (x)*	6,194	9,570
Reading International, Inc., Class A*	3,360	37,598
Rosetta Stone, Inc.*	4,018	72,887

		146,379

Interactive Media & Services (1.4%)
AutoWeb, Inc.*	1,919	4,740
Care.com, Inc.*	4,525	68,011
DHI Group, Inc.*	10,217	30,753
Eventbrite, Inc., Class A*	28,633	577,528
EverQuote, Inc., Class A (x)*	37,395	1,284,518
Meet Group, Inc. (The)*	14,143	70,856
QuinStreet, Inc.*	9,189	140,684
Super League Gaming, Inc. (x)*	1,560	3,682
Travelzoo*	1,115	11,930

		2,192,702

Media (1.2%)
AH Belo Corp., Class A	3,895	10,984
Beasley Broadcast Group, Inc., Class A	1,692	5,228
Boston Omaha Corp., Class A (x)*	1,955	41,133
Cardlytics, Inc.*	13,543	851,313
Central European Media Enterprises Ltd., Class A*	18,137	82,161
comScore, Inc.*	10,032	49,558
Cumulus Media, Inc., Class A*	2,951	51,849
Daily Journal Corp. (x)*	231	67,087
Emmis Communications Corp., Class A*	2,219	8,943
Entercom Communications Corp., Class A	24,350	112,984
Entravision Communications Corp., Class A	12,108	31,723
Fluent, Inc.*	8,366	20,915
Gannett Co., Inc.	24,006	153,158
Hemisphere Media Group, Inc.*	3,547	52,673
Lee Enterprises, Inc.*	11,228	15,944
Marchex, Inc., Class B*	7,131	26,955
MDC Partners, Inc., Class A*	11,362	31,586
National CineMedia, Inc.	12,757	92,998
Saga Communications, Inc., Class A	649	19,730
Salem Media Group, Inc.	2,410	3,470
SRAX, Inc. (x)*	2,363	5,884
TechTarget, Inc.*	4,679	122,122
Townsquare Media, Inc., Class A	1,747	17,418
Tribune Publishing Co.	3,590	47,244
Urban One, Inc.*	4,244	8,064

		1,931,124

Wireless Telecommunication Services (0.8%)
Boingo Wireless, Inc.*	8,876	97,192
Gogo, Inc. (x)*	183,193	1,172,435
Spok Holdings, Inc.	3,559	43,527

		1,313,154

Total Communication Services		6,027,427

Consumer Discretionary (9.4%)
Auto Components (0.3%)
Horizon Global Corp. (x)*	4,152	14,490
Modine Manufacturing Co.*	10,072	77,554
Motorcar Parts of America, Inc.*	3,819	84,133
Shiloh Industries, Inc.*	3,267	11,631
Stoneridge, Inc.*	5,257	154,135
Strattec Security Corp.	762	16,924
Superior Industries International, Inc.	5,253	19,384
Unique Fabricating, Inc.	1,641	6,334
Workhorse Group, Inc. (x)*	10,964	33,331

		417,916

Automobiles (0.0%)
Arcimoto, Inc. (x)*	1,957	3,151

Distributors (0.2%)
Educational Development Corp.	1,323	8,176
Funko, Inc., Class A (x)*	20,735	355,813
Weyco Group, Inc.	1,232	32,586

		396,575

Diversified Consumer Services (0.3%)
American Public Education, Inc.*	3,083	84,443
Aspen Group, Inc.*	3,271	26,168
Carriage Services, Inc.	3,340	85,504
Collectors Universe, Inc.	1,825	42,066
HyreCar, Inc. (x)*	2,914	7,664
Lincoln Educational Services Corp.*	5,002	13,505
Regis Corp.*	4,775	85,329
Select Interior Concepts, Inc., Class A*	4,230	38,028
Universal Technical Institute, Inc.*	3,184	24,549
Zovio, Inc.*	6,031	12,424

		419,680

Hotels, Restaurants & Leisure (1.4%)
Ark Restaurants Corp.	455	10,101

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
BBQ Holdings, Inc.*	909	$3,572
Biglari Holdings, Inc., Class B*	201	22,998
Canterbury Park Holding Corp.	525	6,510
Carrols Restaurant Group, Inc.*	7,152	50,422
Century Casinos, Inc.*	5,074	40,186
Chuy’s Holdings, Inc.*	3,392	87,921
Del Taco Restaurants, Inc.*	5,883	46,505
Dover Motorsports, Inc.	3,274	6,090
Drive Shack, Inc.*	11,578	42,375
El Pollo Loco Holdings, Inc.*	4,000	60,560
Everi Holdings, Inc.*	13,694	183,910
FAT Brands, Inc. (x)*	519	2,361
Fiesta Restaurant Group, Inc.*	4,784	47,314
Flanigan’s Enterprises, Inc.	184	4,074
Full House Resorts, Inc.*	4,402	14,747
Golden Entertainment, Inc.*	3,502	67,308
Habit Restaurants, Inc. (The), Class A*	4,168	43,472
Inspired Entertainment, Inc.*	1,994	13,460
J Alexander’s Holdings, Inc.*	2,692	25,736
Kura Sushi USA, Inc., Class A*	29,593	753,142
Lindblad Expeditions Holdings, Inc.*	4,440	72,594
Luby’s, Inc.*	3,975	8,745
Monarch Casino & Resort, Inc.*	2,228	108,169
Nathan’s Famous, Inc.	600	42,528
Noodles & Co. (x)*	5,974	33,096
ONE Group Hospitality, Inc. (The)*	3,060	11,138
PlayAGS, Inc.*	5,364	65,065
Potbelly Corp.*	4,421	18,657
RCI Hospitality Holdings, Inc.	1,897	38,889
Red Lion Hotels Corp.*	5,301	19,773
Red Robin Gourmet Burgers, Inc.*	2,643	87,272
Ruth’s Hospitality Group, Inc.	5,651	122,994
Town Sports International Holdings, Inc.*	3,336	5,705

		2,167,389

Household Durables (2.2%)
Bassett Furniture Industries, Inc.	1,965	32,776
Beazer Homes USA, Inc.*	5,885	83,155
Century Communities, Inc.*	5,504	150,534
CSS Industries, Inc.	1,833	8,084
Flexsteel Industries, Inc.	1,532	30,517
Green Brick Partners, Inc.*	4,982	57,193
Hamilton Beach Brands Holding Co., Class A	1,280	24,448
Hooker Furniture Corp.	2,391	61,425
Hovnanian Enterprises, Inc., Class A (x)*	1,018	21,246
Legacy Housing Corp.*	1,234	20,534
LGI Homes, Inc.*	18,400	1,299,960
Libbey, Inc.*	4,607	6,680
Lifetime Brands, Inc.	2,509	17,438
Lovesac Co. (The) (x)*	31,109	499,299
M/I Homes, Inc.*	5,420	213,277
Mohawk Group Holdings, Inc. (x)*	796	4,688
New Home Co., Inc. (The)*	2,566	11,958
Purple Innovation, Inc. (x)*	1,555	13,544
Sonos, Inc.*	40,901	638,874
Turtle Beach Corp. (x)*	2,672	25,250
Universal Electronics, Inc.*	2,662	139,116
VOXX International Corp.*	4,200	18,396
Vuzix Corp. (x)*	6,231	12,524
ZAGG, Inc. (x)*	5,686	46,114

		3,437,030

Internet & Direct Marketing Retail (1.2%)
Duluth Holdings, Inc., Class B (x)*	2,273	23,935
Fiverr International Ltd.*	27,271	640,868
Lands’ End, Inc.*	2,165	36,372
Leaf Group Ltd.*	3,625	14,500
Liquidity Services, Inc.*	5,509	32,834
Monaker Group, Inc. (x)*	1,615	3,488
Overstock.com, Inc. (x)*	5,572	39,283
PetMed Express, Inc.	4,001	94,104
RealReal, Inc. (The) (x)*	45,606	859,673
Remark Holdings, Inc.*	6,732	3,467
Rubicon Project, Inc. (The)*	9,910	80,866
RumbleON, Inc., Class B (x)*	2,867	2,367
US Auto Parts Network, Inc.*	4,997	10,993
Waitr Holdings, Inc. (x)*	11,565	3,724

		1,846,474

Leisure Products (1.9%)
American Outdoor Brands Corp.*	11,066	102,692
Clarus Corp.	4,535	61,495
Escalade, Inc.	2,245	22,068
Johnson Outdoors, Inc., Class A	1,008	77,314
Malibu Boats, Inc., Class A*	40,835	1,672,193
Marine Products Corp.	1,549	22,306
MasterCraft Boat Holdings, Inc.*	3,712	58,464
Nautilus, Inc.*	6,096	10,668
YETI Holdings, Inc. (x)*	28,489	990,847

		3,018,047

Multiline Retail (0.1%)
JC Penney Co., Inc. (x)*	66,096	74,027
Tuesday Morning Corp. (x)*	9,329	17,259

		91,286

Specialty Retail (1.6%)
America’s Car-Mart, Inc.*	1,276	139,926
Ascena Retail Group, Inc. (x)*	1,698	13,015
Barnes & Noble Education, Inc.*	8,327	35,556
Big 5 Sporting Goods Corp. (x)	4,246	12,738
Blink Charging Co. (x)*	3,989	7,420
Boot Barn Holdings, Inc.*	24,063	1,071,525
Build-A-Bear Workshop, Inc.*	2,989	9,684
Cato Corp. (The), Class A	4,531	78,839
Chico’s FAS, Inc.	23,841	90,834
Citi Trends, Inc.	2,263	52,321
Conn’s, Inc. (x)*	3,691	45,731
Container Store Group, Inc. (The)*	3,336	14,078
Destination XL Group, Inc.*	7,217	9,238
Express, Inc.*	13,514	65,813
GNC Holdings, Inc., Class A (x)*	16,715	45,130
Haverty Furniture Cos., Inc.	3,635	73,282

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Hibbett Sports, Inc.*	3,596	$100,832
J. Jill, Inc. (x)	3,604	4,073
Kirkland’s, Inc.*	3,164	3,923
Lazydays Holdings, Inc.*	1,144	4,931
Lumber Liquidators Holdings, Inc.*	5,818	56,842
MarineMax, Inc.*	4,298	71,734
RTW RetailWinds, Inc.*	6,362	5,096
Shoe Carnival, Inc. (x)	1,897	70,720
Sportsman’s Warehouse Holdings, Inc.*	8,621	69,227
Stage Stores, Inc. (x)*	5,055	41,047
Tailored Brands, Inc. (x)	10,204	42,245
Tandy Leather Factory, Inc. (x)*	1,153	6,584
Tilly’s, Inc., Class A	4,494	55,051
Winmark Corp.	498	98,753
Zumiez, Inc.*	4,086	141,130

		2,537,318

Textiles, Apparel & Luxury Goods (0.2%)
Centric Brands, Inc.*	3,461	7,510
Charles & Colvard Ltd.*	5,548	7,878
Crown Crafts, Inc.	1,837	11,298
Culp, Inc.	2,199	29,950
Delta Apparel, Inc.*	1,296	40,306
Jerash Holdings US, Inc.	733	4,295
Lakeland Industries, Inc.*	1,605	17,334
Movado Group, Inc.	3,198	69,524
Rocky Brands, Inc.	1,405	41,349
Sequential Brands Group, Inc. (x)*	8,437	2,890
Superior Group of Cos., Inc.	2,214	29,978
Unifi, Inc.*	2,929	73,986
Vera Bradley, Inc.*	4,201	49,572
Vince Holding Corp. (x)*	647	11,200

		397,070

Total Consumer Discretionary		14,731,936

Consumer Staples (3.0%)
Beverages (0.1%)
Alkaline Water Co., Inc. (The) (x)*	7,919	10,057
Celsius Holdings, Inc. (x)*	5,813	28,077
Craft Brew Alliance, Inc.*	2,432	40,128
Eastside Distilling, Inc. (x)*	1,520	4,484
New Age Beverages Corp. (x)*	15,882	28,905
Primo Water Corp.*	7,140	80,147
Reed’s, Inc. (x)*	7,106	6,466
Willamette Valley Vineyards, Inc.*	949	6,577

		204,841

Food & Staples Retailing (1.1%)
Chefs’ Warehouse, Inc. (The)*	31,553	1,202,485
HF Foods Group, Inc. (x)*	1,492	29,094
Ingles Markets, Inc., Class A	2,799	132,980
Natural Grocers by Vitamin Cottage, Inc.	1,901	18,763
Rite Aid Corp. (x)*	11,013	170,371
SpartanNash Co.	7,321	104,251
Village Super Market, Inc., Class A	1,719	39,881

		1,697,825

Food Products (1.6%)
Alico, Inc.	843	30,205
Bridgford Foods Corp.*	383	9,495
Calavo Growers, Inc.	8,784	795,743
Farmer Brothers Co.*	2,176	32,771
Freshpet, Inc.*	21,288	1,257,908
John B Sanfilippo & Son, Inc.	1,750	159,740
Landec Corp.*	5,291	59,841
Lifeway Foods, Inc.*	946	1,882
Limoneira Co.	3,154	60,651
RiceBran Technologies*	5,141	7,557
Rocky Mountain Chocolate Factory, Inc.	1,114	10,282
S&W Seed Co.*	2,598	5,456
Seneca Foods Corp., Class A*	1,379	56,249

		2,487,780

Household Products (0.0%)
Oil-Dri Corp. of America	1,075	38,969

Personal Products (0.1%)
Guardion Health Sciences, Inc. (x)*	12,818	2,824
Lifevantage Corp.*	2,855	44,567
Mannatech, Inc.	338	5,293
Natural Alternatives International, Inc.*	1,123	8,961
Natural Health Trends Corp.	1,548	8,328
Nature’s Sunshine Products, Inc.*	1,834	16,378
United-Guardian, Inc.	679	13,342
Veru, Inc.*	9,322	31,229
Youngevity International, Inc.*	1,767	5,760

		136,682

Tobacco (0.1%)
22nd Century Group, Inc. (x)*	22,701	24,971
Pyxus International, Inc. (x)*	1,829	16,351
Turning Point Brands, Inc. (x)	1,705	48,763

		90,085

Total Consumer Staples		4,656,182

Energy (2.3%)
Energy Equipment & Services (0.8%)
Aspen Aerogels, Inc.*	3,790	29,410
Covia Holdings Corp. (x)*	9,105	18,574
Dawson Geophysical Co.*	4,547	10,913
DMC Global, Inc. (x)	2,884	129,607
Era Group, Inc.*	3,981	40,487
Exterran Corp.*	5,880	46,040
Geospace Technologies Corp.*	2,649	44,424
Gulf Island Fabrication, Inc.*	2,687	13,623
Hermitage Offshore Services Ltd.*	672	684
Independence Contract Drilling, Inc.*	10,064	10,032
ION Geophysical Corp.*	2,280	19,790
Matrix Service Co.*	5,446	124,604
Mitcham Industries, Inc.*	2,503	7,184

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Natural Gas Services Group, Inc.*	2,561	$31,398
NCS Multistage Holdings, Inc.*	2,409	5,059
Newpark Resources, Inc.*	18,042	113,123
Nine Energy Service, Inc. (x)*	3,182	24,883
Nuverra Environmental Solutions, Inc.*	370	1,071
Parker Drilling Co.*	1,939	43,628
Profire Energy, Inc.*	6,607	9,580
Quintana Energy Services, Inc.*	1,641	4,611
Ranger Energy Services, Inc. (x)*	1,006	6,479
RigNet, Inc.*	3,077	20,308
SEACOR Holdings, Inc.*	3,560	153,614
SEACOR Marine Holdings, Inc.*	3,737	51,533
Seadrill Ltd. (x)*	11,357	28,847
Smart Sand, Inc. (x)*	4,523	11,398
Solaris Oilfield Infrastructure, Inc., Class A	6,294	88,116
TETRA Technologies, Inc.*	24,527	48,073
Tidewater, Inc.*	7,817	150,712
US Well Services, Inc.*	4,209	7,955

		1,295,760

Oil, Gas & Consumable Fuels (1.5%)
Abraxas Petroleum Corp.*	33,541	11,776
Adams Resources & Energy, Inc.	455	17,322
American Resources Corp. (x)*	1,803	1,136
Amplify Energy Corp.	2,789	18,435
Ardmore Shipping Corp.*	6,895	62,400
Bonanza Creek Energy, Inc.*	3,784	88,319
Centrus Energy Corp., Class A*	1,134	7,802
Chaparral Energy, Inc., Class A (x)*	7,032	12,376
Clean Energy Fuels Corp.*	27,781	65,007
Comstock Resources, Inc. (x)*	3,257	26,805
Contango Oil & Gas Co.*	13,704	50,294
DHT Holdings, Inc.	18,611	154,099
Diamond S Shipping, Inc., Class S*	4,287	71,764
Dorian LPG Ltd.*	5,595	86,611
Earthstone Energy, Inc., Class A*	4,090	25,890
Energy Fuels, Inc. (x)*	19,040	36,366
Epsilon Energy Ltd.*	3,872	12,778
Evolution Petroleum Corp.	5,471	29,926
Falcon Minerals Corp. (x)	8,013	56,572
Goodrich Petroleum Corp.*	1,882	18,895
Hallador Energy Co.	4,286	12,729
HighPoint Resources Corp.*	22,725	38,405
International Seaways, Inc.*	5,145	153,115
Lilis Energy, Inc. (x)*	17,342	6,590
Lonestar Resources US, Inc., Class A*	4,805	12,541
Montage Resources Corp.*	4,486	35,619
NACCO Industries, Inc., Class A	742	34,748
Navios Maritime Acquisition Corp.	2,056	17,476
NextDecade Corp.*	2,397	14,718
Nordic American Tankers Ltd.	28,419	139,821
Northern Oil and Gas, Inc.*	60,819	142,316
Overseas Shipholding Group, Inc., Class A*	12,853	29,562
Pacific Ethanol, Inc. (x)*	10,082	6,553
Panhandle Oil and Gas, Inc., Class A	3,174	35,581
PEDEVCO Corp. (x)*	1,539	2,555
Penn Virginia Corp.*	2,720	82,552
PrimeEnergy Resources Corp.*	109	16,487
Renewable Energy Group, Inc.*	7,501	202,152
REX American Resources Corp.*	1,132	92,779
Ring Energy, Inc.*	12,517	33,045
Rosehill Resources, Inc.*	2,188	2,801
SandRidge Energy, Inc.*	6,557	27,802
SilverBow Resources, Inc.*	1,484	14,692
Teekay Corp.	13,831	73,581
Teekay Tankers Ltd., Class A*	4,859	116,470
Torchlight Energy Resources, Inc. (x)*	10,702	8,136
Uranium Energy Corp. (x)*	35,267	32,417
VAALCO Energy, Inc.*	9,895	21,967
Vertex Energy, Inc. (x)*	6,360	9,794
W&T Offshore, Inc.*	19,041	105,868

		2,377,445

Total Energy		3,673,205

Financials (14.7%)
Banks (8.8%)
1st Constitution Bancorp	1,761	38,971
ACNB Corp.	1,392	52,645
Allegiance Bancshares, Inc.*	3,883	146,001
Amalgamated Bank, Class A	2,795	54,363
Amerant Bancorp, Inc.*	3,937	85,787
American National Bankshares, Inc.	2,147	84,957
AmeriServ Financial, Inc.	3,350	14,070
Ames National Corp.	1,812	50,845
Arrow Financial Corp.	2,594	98,053
Atlantic Capital Bancshares, Inc.*	4,375	80,281
Auburn National Bancorporation, Inc.	488	25,864
Bancorp, Inc. (The)*	10,240	132,813
Bank First Corp.	1,184	82,892
Bank of Commerce Holdings	3,521	40,738
Bank of Marin Bancorp	2,705	121,860
Bank of Princeton (The)	1,166	36,717
Bank of South Carolina Corp.	780	14,648
Bank of the James Financial Group, Inc. (x)	829	12,659
Bank7 Corp.	790	14,978
BankFinancial Corp.	2,876	37,618
Bankwell Financial Group, Inc.	1,382	39,857
Bar Harbor Bankshares	3,115	79,090
Baycom Corp.*	2,044	46,481
BCB Bancorp, Inc.	2,914	40,184
Bridge Bancorp, Inc.	9,349	313,472
Bryn Mawr Bank Corp.	4,061	167,476
Business First Bancshares, Inc.	2,532	63,123
Byline Bancorp, Inc.	4,545	88,946
C&F Financial Corp.	661	36,573
Cambridge Bancorp	875	70,131
Camden National Corp.	3,070	141,404
Capital Bancorp, Inc.*	1,668	24,837
Capital City Bank Group, Inc.	2,715	82,807
Capstar Financial Holdings, Inc.	2,935	48,868

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Carolina Financial Corp.	4,282	$185,111
Carolina Trust Bancshares, Inc.*	1,901	24,808
Carter Bank & Trust*	4,620	109,586
CB Financial Services, Inc.	1,018	30,682
CBTX, Inc.	3,665	114,055
Central Valley Community Bancorp	2,307	49,993
Century Bancorp, Inc., Class A	585	52,627
Chemung Financial Corp.	706	30,005
Citizens & Northern Corp.	2,438	68,873
Citizens Community Bancorp, Inc.	2,226	27,202
Citizens Holding Co.	842	18,423
Civista Bancshares, Inc.	3,123	74,952
CNB Financial Corp.	2,922	95,491
Coastal Financial Corp.*	1,627	26,797
Codorus Valley Bancorp, Inc.	1,909	43,964
Colony Bankcorp, Inc.	1,558	25,707
Community Bankers Trust Corp.	4,531	40,235
Community Financial Corp. (The)	1,026	36,495
Community Trust Bancorp, Inc.	3,156	147,196
Community West Bancshares	1,441	15,995
ConnectOne Bancorp, Inc.	6,592	169,546
Cortland Bancorp	832	17,938
County Bancorp, Inc.	1,132	29,013
CrossFirst Bankshares, Inc.*	1,438	20,736
Customers Bancorp, Inc.*	5,806	138,241
Dime Community Bancshares, Inc.	6,484	135,451
Eagle Bancorp Montana, Inc.	1,229	26,288
Emclaire Financial Corp.	476	15,484
Enterprise Bancorp, Inc.	1,841	62,355
Equity Bancshares, Inc., Class A*	3,034	93,660
Esquire Financial Holdings, Inc.*	1,337	34,856
Evans Bancorp, Inc.	956	38,336
Farmers & Merchants Bancorp, Inc.	1,930	58,189
Farmers National Banc Corp.	5,261	85,860
Fidelity D&D Bancorp, Inc. (x)	581	36,144
Financial Institutions, Inc.	3,170	101,757
First Bancorp, Inc.	2,110	63,785
First Bancshares, Inc. (The)	3,397	120,661
First Bank	3,438	37,990
First Business Financial Services, Inc.	1,704	44,866
First Capital, Inc. (x)	657	47,961
First Choice Bancorp	2,025	54,594
First Community Bankshares, Inc.	3,083	95,635
First Community Corp.	1,435	31,010
First Financial Corp.	2,674	122,255
First Financial Northwest, Inc.	1,666	24,890
First Foundation, Inc.	8,010	139,374
First Guaranty Bancshares, Inc.	1,081	23,533
First Internet Bancorp	1,918	45,476
First Mid Bancshares, Inc.	2,986	105,256
First National Corp.	935	20,009
First Northwest Bancorp	1,782	32,308
First of Long Island Corp. (The)	4,764	119,481
First Savings Financial Group, Inc.	365	24,491
First United Corp.	1,358	32,714
First US Bancshares, Inc.	1,194	13,862
Flushing Financial Corp.	5,517	119,195
FNCB Bancorp, Inc.	3,587	30,310
Franklin Financial Network, Inc.	2,668	91,592
Franklin Financial Services Corp.	820	31,726
FVCBankcorp, Inc.*	2,529	44,182
German American Bancorp, Inc.	4,931	175,642
Great Southern Bancorp, Inc.	2,256	142,850
Guaranty Bancshares, Inc.	1,661	54,614
Hanmi Financial Corp.	6,212	124,209
HarborOne Bancorp, Inc.*	5,366	58,972
Hawthorn Bancshares, Inc.	1,116	28,458
HBT Financial, Inc.*	1,815	34,467
Heritage Commerce Corp.	11,002	141,156
HomeTrust Bancshares, Inc.	3,194	85,695
Horizon Bancorp, Inc.	7,395	140,505
Howard Bancorp, Inc.*	2,406	40,613
Independent Bank Corp./MI	4,420	100,113
Investar Holding Corp.	1,852	44,448
Lakeland Bancorp, Inc.	9,697	168,534
LCNB Corp.	2,490	48,057
Level One Bancorp, Inc.	1,079	27,148
Limestone Bancorp, Inc.*	901	16,218
Macatawa Bank Corp.	5,355	59,601
Mackinac Financial Corp.	1,849	32,284
MainStreet Bancshares, Inc.*	1,419	32,637
Malvern Bancorp, Inc.*	1,521	35,120
Mercantile Bank Corp.	3,251	118,564
Meridian Corp.*	1,232	24,874
Metrocity Bankshares, Inc. (x)	3,153	55,209
Metropolitan Bank Holding Corp.*	1,423	68,631
Mid Penn Bancorp, Inc.	1,428	41,126
Middlefield Banc Corp.	1,243	32,430
Midland States Bancorp, Inc.	4,489	130,001
MidWestOne Financial Group, Inc.	2,420	87,677
MutualFirst Financial, Inc.	1,175	46,612
MVB Financial Corp.	1,928	48,046
National Bankshares, Inc.	1,288	57,870
Nicolet Bankshares, Inc.*	1,904	140,610
Northeast Bank	1,571	34,546
Northrim BanCorp, Inc.	1,320	50,556
Norwood Financial Corp.	1,191	46,330
Oak Valley Bancorp	1,435	27,925
Ohio Valley Banc Corp.	831	32,924
Old Point Financial Corp. (x)	748	20,563
Old Second Bancorp, Inc.	5,931	79,891
Origin Bancorp, Inc.	3,899	147,538
Orrstown Financial Services, Inc.	2,074	46,914
Pacific Mercantile Bancorp*	4,079	33,121
Pacific Premier Bancorp, Inc.	32,182	1,049,294
Parke Bancorp, Inc.	1,828	46,413
Pathfinder Bancorp, Inc.	703	9,772
Patriot National Bancorp, Inc.	316	4,032
PCB Bancorp	2,504	43,269
Peapack Gladstone Financial Corp.	3,791	117,142
Penns Woods Bancorp, Inc.	1,397	49,677
Peoples Bancorp of North Carolina, Inc.	965	31,700

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Peoples Bancorp, Inc.	3,659	$126,821
Peoples Financial Services Corp.	1,422	71,598
People’s Utah Bancorp	3,200	96,384
Plumas Bancorp (x)	991	26,143
Preferred Bank	2,755	165,548
Premier Financial Bancorp, Inc.	2,674	48,506
QCR Holdings, Inc.	3,023	132,589
RBB Bancorp	3,292	69,692
Red River Bancshares, Inc. (x)*	983	55,107
Reliant Bancorp, Inc.	2,129	47,349
Republic Bancorp, Inc., Class A	1,980	92,664
Republic First Bancorp, Inc.*	8,798	36,776
Richmond Mutual Bancorporation, Inc. (x)*	2,707	43,204
Riverview Financial Corp. (x)	1,851	23,119
Salisbury Bancorp, Inc.	516	23,566
Sandy Spring Bancorp, Inc.	15,867	601,042
SB Financial Group, Inc.	1,236	24,337
SB One Bancorp	1,515	37,754
Select Bancorp, Inc.*	3,231	39,741
Shore Bancshares, Inc.	2,628	45,622
Sierra Bancorp	2,867	83,487
Silvergate Capital Corp., Class A (x)*	600	9,546
SmartFinancial, Inc.	2,613	61,797
Sound Financial Bancorp, Inc. (x)	459	16,524
South Plains Financial, Inc. (x)	2,022	42,199
Southern First Bancshares, Inc.*	1,401	59,528
Southern National Bancorp of Virginia, Inc.	4,061	66,397
Spirit of Texas Bancshares, Inc.*	2,794	64,262
Stock Yards Bancorp, Inc.	4,148	170,317
Summit Financial Group, Inc.	2,248	60,898
Summit State Bank	1,062	13,769
TriState Capital Holdings, Inc.*	5,006	130,757
Triumph Bancorp, Inc.*	4,779	181,698
Union Bankshares, Inc.	801	29,044
United Bancorp, Inc.	1,032	14,758
United Bancshares, Inc.	588	13,353
United Security Bancshares	2,824	30,302
Unity Bancorp, Inc.	1,596	36,022
Univest Financial Corp.	5,876	157,359
Washington Trust Bancorp, Inc.	3,088	166,104
Wellesley Bank (x)	450	20,254
West Bancorporation, Inc.	3,247	83,221

		13,902,972

Capital Markets (1.1%)
Ashford, Inc.*	277	6,537
Assetmark Financial Holdings, Inc.*	26,713	775,211
B. Riley Financial, Inc.	4,206	105,907
Cowen, Inc., Class A*	5,765	90,799
Diamond Hill Investment Group, Inc.	640	89,894
Donnelley Financial Solutions, Inc.*	6,316	66,129
GAIN Capital Holdings, Inc.	3,891	15,369
Great Elm Capital Group, Inc.*	4,063	13,570
Greenhill & Co., Inc.	3,109	53,102
Hennessy Advisors, Inc.	993	10,009
INTL. FCStone, Inc.*	3,266	159,479
Ladenburg Thalmann Financial Services, Inc.	24,388	84,870
Manning & Napier, Inc.	3,235	5,629
Medley Management, Inc., Class A (x)	1,320	3,907
National Holdings Corp. (x)*	903	2,303
Oppenheimer Holdings, Inc., Class A	1,983	54,493
Pzena Investment Management, Inc., Class A	3,621	31,213
Safeguard Scientifics, Inc.	4,021	44,151
Siebert Financial Corp.*	1,591	13,762
Silvercrest Asset Management Group, Inc., Class A	1,751	22,028
Value Line, Inc.	222	6,418
Westwood Holdings Group, Inc.	1,668	49,406

		1,704,186

Consumer Finance (0.3%)
Asta Funding, Inc.*	569	5,878
Atlanticus Holdings Corp.*	1,297	11,686
Consumer Portfolio Services, Inc.*	3,586	12,085
Curo Group Holdings Corp.*	3,181	38,744
Elevate Credit, Inc.*	4,806	21,387
Enova International, Inc.*	6,743	162,236
EZCORP, Inc., Class A*	10,320	70,382
Medallion Financial Corp.*	4,117	29,931
Nicholas Financial, Inc.*	1,387	11,429
Oportun Financial Corp. (x)*	1,471	35,010
Regional Management Corp.*	1,760	52,853

		451,621

Diversified Financial Services (0.1%)
Alerus Financial Corp.	570	13,025
A-Mark Precious Metals, Inc.*	1,019	8,427
GWG Holdings, Inc. (x)*	392	3,849
Marlin Business Services Corp.	1,739	38,223
On Deck Capital, Inc.*	12,839	53,154

		116,678

Insurance (2.4%)
Atlantic American Corp.	932	1,752
Blue Capital Reinsurance Holdings Ltd.	1,238	8,493
Citizens, Inc. (x)*	10,114	68,270
Conifer Holdings, Inc.*	963	3,852
Crawford & Co., Class A	2,987	34,261
Donegal Group, Inc., Class A	1,848	27,387
eHealth, Inc.*	10,296	989,240
FedNat Holding Co.	2,353	39,130
Global Indemnity Ltd.	1,730	51,260
Goosehead Insurance, Inc., Class A (x)	14,462	613,189
Greenlight Capital Re Ltd., Class A*	5,889	59,538
Hallmark Financial Services, Inc.*	2,690	47,263
HCI Group, Inc.	1,252	57,154
Health Insurance Innovations, Inc., Class A (x)*	1,976	38,117
Heritage Insurance Holdings, Inc.	5,369	71,139
ICC Holdings, Inc.*	307	4,209

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Independence Holding Co.	1,034	$43,511
Investors Title Co.	291	46,327
Kingstone Cos., Inc.	1,959	15,182
Kingsway Financial Services, Inc. (x)*	1,544	2,872
NI Holdings, Inc.*	2,001	34,417
Palomar Holdings, Inc.*	2,555	129,002
ProSight Global, Inc.*	1,816	29,292
Protective Insurance Corp., Class B	1,842	29,638
Tiptree, Inc.	5,117	41,652
Trupanion, Inc. (x)*	29,270	1,096,454
United Insurance Holdings Corp.	4,271	53,857
Watford Holdings Ltd.*	3,910	98,376

		3,734,834

Mortgage Real Estate Investment Trusts (REITs) (0.6%)
AG Mortgage Investment Trust, Inc. (REIT)	6,537	100,800
Anworth Mortgage Asset Corp. (REIT)	19,897	70,037
Ares Commercial Real Estate Corp. (REIT)	5,257	83,271
Arlington Asset Investment Corp. (REIT), Class A (x)	7,096	39,525
Cherry Hill Mortgage Investment Corp. (REIT)	3,269	47,695
Dynex Capital, Inc. (REIT)	4,557	77,196
Ellington Financial, Inc. (REIT)	6,288	115,259
Ellington Residential Mortgage REIT (REIT)	1,776	19,270
Exantas Capital Corp. (REIT)	6,157	72,714
Great Ajax Corp. (REIT)	3,444	51,006
Hunt Cos. Finance Trust, Inc. (REIT)	3,750	12,112
Manhattan Bridge Capital, Inc. (REIT) (x)	1,488	9,464
Orchid Island Capital, Inc. (REIT)	12,779	74,757
Ready Capital Corp. (REIT)	6,453	99,505
Western Asset Mortgage Capital Corp. (REIT)	10,647	109,983

		982,594

Thrifts & Mortgage Finance (1.4%)
Bancorp 34, Inc.	622	9,498
Bridgewater Bancshares, Inc.*	4,273	58,882
Broadway Financial Corp. (x)*	3,014	4,642
CBM Bancorp, Inc.*	794	11,211
Central Federal Corp.*	756	10,546
Elmira Savings Bank	516	7,792
Entegra Financial Corp.*	1,360	41,018
ESSA Bancorp, Inc.	1,881	31,883
Federal Agricultural Mortgage Corp., Class C	1,791	149,549
First Defiance Financial Corp.	3,940	124,071
First Seacoast Bancorp*	520	4,898
FS Bancorp, Inc.	819	52,244
Greene County Bancorp, Inc.	694	19,980
Guaranty Federal Bancshares, Inc.	669	16,859
Hingham Institution for Savings	282	59,276
HMN Financial, Inc.*	826	17,354
Home Bancorp, Inc.	1,561	61,176
Home Federal Bancorp, Inc. (x)	273	9,760
HomeStreet, Inc.*	4,591	156,094
HV Bancorp, Inc. (x)*	403	6,851
IF Bancorp, Inc.	479	11,027
Impac Mortgage Holdings, Inc.*	2,136	11,235
Lake Shore Bancorp, Inc.	411	6,268
Luther Burbank Corp.	3,912	45,105
Merchants Bancorp	1,778	35,044
Meridian Bancorp, Inc.	9,771	196,299
Mid-Southern Bancorp, Inc. (x)	669	8,985
MMA Capital Holdings, Inc.*	958	30,464
Mr Cooper Group, Inc.*	15,569	194,768
MSB Financial Corp.	903	16,254
Oconee Federal Financial Corp.	359	9,373
Ocwen Financial Corp.*	27,414	37,557
OP Bancorp	2,721	28,217
Ottawa Bancorp, Inc. (x)	612	8,464
PB Bancorp, Inc.	1,283	19,450
PCSB Financial Corp.	3,288	66,582
PDL Community Bancorp*	1,687	24,799
Pioneer Bancorp, Inc.*	2,223	34,034
Provident Bancorp, Inc.*	1,806	22,485
Provident Financial Holdings, Inc.	1,234	27,025
Prudential Bancorp, Inc.	1,811	33,558
Randolph Bancorp, Inc.*	923	16,291
Rhinebeck Bancorp, Inc.*	979	11,073
Riverview Bancorp, Inc.	3,883	31,879
Sachem Capital Corp. (REIT)	3,727	16,175
Security National Financial Corp., Class A*	1,738	10,167
Severn Bancorp, Inc.	1,953	18,182
Southern Missouri Bancorp, Inc.	1,600	61,376
Standard AVB Financial Corp.	767	22,987
Sterling Bancorp, Inc.	3,382	27,394
Territorial Bancorp, Inc.	1,618	50,061
Timberland Bancorp, Inc.	1,511	44,937
United Community Financial Corp.	9,522	111,027
Waterstone Financial, Inc.	4,832	91,953
Western New England Bancorp, Inc.	4,879	46,985

		2,281,064

Total Financials		23,173,949

Health Care (32.2%)
Biotechnology (19.7%)
89bio, Inc. (x)*	594	15,616
Abeona Therapeutics, Inc.*	6,750	22,073
Achillion Pharmaceuticals, Inc.*	27,849	167,929
Acorda Therapeutics, Inc.*	9,473	19,325
Adamas Pharmaceuticals, Inc.*	4,866	18,442
ADMA Biologics, Inc.*	10,264	41,056
Aduro Biotech, Inc.*	13,736	16,208
Adverum Biotechnologies, Inc.*	11,034	127,112
Aeglea BioTherapeutics, Inc.*	5,320	40,645
Aeterna Zentaris, Inc.*	3,477	3,164
Affimed NV*	14,926	40,897
Agenus, Inc.*	22,073	89,837
AgeX Therapeutics, Inc. (x)*	4,460	8,117

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Aileron Therapeutics, Inc.*	3,849	$2,206
Akebia Therapeutics, Inc.*	24,111	152,382
Akero Therapeutics, Inc. (x)*	1,037	23,016
Albireo Pharma, Inc.*	2,060	52,365
Aldeyra Therapeutics, Inc.*	4,729	27,476
Alector, Inc.*	23,909	411,952
Allena Pharmaceuticals, Inc. (x)*	2,463	6,724
Alpine Immune Sciences, Inc.*	986	3,786
Altimmune, Inc. (x)*	2,764	5,224
AMAG Pharmaceuticals, Inc.*	6,842	83,267
Anavex Life Sciences Corp. (x)*	9,002	23,315
Anika Therapeutics, Inc.*	2,739	142,017
Anixa Biosciences, Inc. (x)*	3,605	11,824
Applied Genetic Technologies Corp.*	3,216	14,536
Applied Therapeutics, Inc.*	1,300	35,464
Aprea Therapeutics, Inc.*	1,313	60,254
Aptinyx, Inc.*	3,116	10,657
AquaBounty Technologies, Inc. (x)*	2,532	5,494
Aravive, Inc. (x)*	1,585	21,667
Arbutus Biopharma Corp. (x)*	7,911	21,993
Arcturus Therapeutics Holdings, Inc.*	1,722	18,718
Arcus Biosciences, Inc.*	6,205	62,671
Ardelyx, Inc.*	9,610	72,123
Aridis Pharmaceuticals, Inc. (x)*	1,222	5,438
Armata Pharmaceuticals, Inc. (x)*	806	2,620
ArQule, Inc.*	72,680	1,450,693
Assembly Biosciences, Inc.*	4,720	96,571
Athersys, Inc. (x)*	27,175	33,425
Atreca, Inc., Class A*	1,265	19,570
Avid Bioservices, Inc.*	11,466	87,944
Avrobio, Inc.*	4,012	80,762
Axcella Health, Inc.*	1,495	5,995
AzurRx BioPharma, Inc.*	3,253	3,383
Baudax Bio, Inc.*	1,645	11,383
Bellicum Pharmaceuticals, Inc. (x)*	9,471	12,218
Beyondspring, Inc. (x)*	2,585	40,068
BioCryst Pharmaceuticals, Inc.*	30,170	104,087
Bio-Path Holdings, Inc. (x)*	523	4,179
BioSpecifics Technologies Corp.*	1,264	71,972
Bioxcel Therapeutics, Inc.*	1,520	22,207
BrainStorm Cell Therapeutics, Inc. (x)*	3,860	16,521
Cabaletta Bio, Inc.*	1,314	18,357
Calithera Biosciences, Inc.*	9,607	54,856
Calyxt, Inc. (x)*	1,955	13,705
CareDx, Inc.*	18,361	396,047
CASI Pharmaceuticals, Inc. (x)*	10,134	31,314
Castle Biosciences, Inc. (x)*	17,587	604,465
Catabasis Pharmaceuticals, Inc.*	2,387	14,107
Catalyst Biosciences, Inc.*	2,495	16,991
Catalyst Pharmaceuticals, Inc.*	19,706	73,898
Celcuity, Inc.*	1,234	13,130
Celldex Therapeutics, Inc.*	2,846	6,347
Cellular Biomedicine Group, Inc. (x)*	2,460	39,950
CEL-SCI Corp. (x)*	5,569	50,956
Celsion Corp. (x)*	3,754	6,419
Centogene NV*	365	3,676
Checkpoint Therapeutics, Inc.*	4,834	8,314
ChemoCentryx, Inc.*	19,424	768,219
Chimerix, Inc.*	10,035	20,371
Cidara Therapeutics, Inc.*	4,754	18,255
Cohbar, Inc. (m)*	5,203	8,325
Coherus Biosciences, Inc.*	68,496	1,233,270
Concert Pharmaceuticals, Inc.*	4,357	40,193
Constellation Pharmaceuticals, Inc. (x)*	3,160	148,868
Corbus Pharmaceuticals Holdings, Inc. (x)*	12,249	66,880
Cortexyme, Inc. (x)*	2,026	113,740
Corvus Pharmaceuticals, Inc.*	3,203	17,424
Crinetics Pharmaceuticals, Inc.*	2,271	56,979
Cue Biopharma, Inc.*	4,088	64,897
Curis, Inc. (x)*	5,826	9,904
Cyclerion Therapeutics, Inc. (x)*	5,082	13,823
Cytokinetics, Inc.*	11,366	120,593
CytomX Therapeutics, Inc.*	8,787	73,020
Deciphera Pharmaceuticals, Inc.*	39,788	2,476,345
Denali Therapeutics, Inc. (x)*	22,009	383,397
DiaMedica Therapeutics, Inc.*	1,982	9,613
Dicerna Pharmaceuticals, Inc.*	10,369	228,429
Dyadic International, Inc. (x)*	3,915	20,280
Dynavax Technologies Corp. (x)*	17,015	97,326
Eidos Therapeutics, Inc. (x)*	36,196	2,077,288
Eiger BioPharmaceuticals, Inc.*	4,721	70,343
Enochian Biosciences, Inc. (x)*	2,765	13,880
Entasis Therapeutics Holdings, Inc. (x)*	1,225	6,088
Equillium, Inc.*	1,246	4,211
Evelo Biosciences, Inc. (x)*	2,883	11,705
Fennec Pharmaceuticals, Inc.*	2,665	17,269
Five Prime Therapeutics, Inc.*	6,907	31,703
Flexion Therapeutics, Inc.*	6,899	142,809
Fortress Biotech, Inc.*	9,124	23,449
Forty Seven, Inc.*	16,055	632,085
Frequency Therapeutics, Inc.*	1,163	20,387
Galectin Therapeutics, Inc. (x)*	7,926	22,668
Galera Therapeutics, Inc. (x)*	327	4,303
Geron Corp. (x)*	37,176	50,559
GlycoMimetics, Inc.*	6,768	35,803
Gritstone Oncology, Inc. (x)*	5,049	45,290
Harpoon Therapeutics, Inc.*	1,438	21,268
Homology Medicines, Inc.*	5,035	104,225
Hookipa Pharma, Inc.*	1,990	24,338
Ideaya Biosciences, Inc. (x)*	616	4,620
Idera Pharmaceuticals, Inc.*	4,862	8,849
IGM Biosciences, Inc.*	1,004	38,313
ImmuCell Corp.*	1,094	5,634
Immunic, Inc. (x)*	224	2,173
ImmunoGen, Inc.*	29,609	151,154
Infinity Pharmaceuticals, Inc.*	8,648	8,302
Inmune Bio, Inc. (x)*	1,326	7,691
Inovio Pharmaceuticals, Inc. (x)*	19,148	63,188
Insmed, Inc.*	17,385	415,154
Intellia Therapeutics, Inc. (x)*	7,882	115,629
IVERIC bio, Inc.*	8,395	72,029
Jounce Therapeutics, Inc.*	3,393	29,621
Kadmon Holdings, Inc.*	31,948	144,724
KalVista Pharmaceuticals, Inc.*	2,563	45,647

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Karuna Therapeutics, Inc. (x)*	9,614	$724,319
Karyopharm Therapeutics, Inc.*	12,170	233,299
Kezar Life Sciences, Inc.*	3,262	13,081
Kindred Biosciences, Inc.*	7,664	64,991
Kiniksa Pharmaceuticals Ltd., Class A*	2,924	32,339
Kodiak Sciences, Inc.*	4,747	341,547
Krystal Biotech, Inc.*	17,513	969,870
Kura Oncology, Inc.*	6,987	96,071
La Jolla Pharmaceutical Co. (x)*	4,468	17,559
Leap Therapeutics, Inc. (x)*	2,489	2,788
Lineage Cell Therapeutics, Inc. (x)*	22,679	20,184
LogicBio Therapeutics, Inc. (x)*	1,753	12,622
MacroGenics, Inc.*	9,727	105,830
Magenta Therapeutics, Inc. (x)*	3,864	58,578
MannKind Corp. (x)*	38,209	49,290
Marker Therapeutics, Inc. (x)*	5,803	16,713
MediciNova, Inc. (x)*	8,550	57,627
MEI Pharma, Inc.*	14,291	35,442
MeiraGTx Holdings plc*	3,492	69,910
Merrimack Pharmaceuticals, Inc. (x)	2,320	7,308
Mersana Therapeutics, Inc.*	7,067	40,494
Millendo Therapeutics, Inc.*	1,969	13,271
Minerva Neurosciences, Inc.*	6,021	42,809
Miragen Therapeutics, Inc.*	5,809	2,788
Mirum Pharmaceuticals, Inc.*	596	14,614
Molecular Templates, Inc.*	3,171	44,346
Moleculin Biotech, Inc. (x)*	8,436	7,720
Morphic Holding, Inc. (x)*	1,078	18,498
Mustang Bio, Inc.*	5,838	23,819
Myovant Sciences Ltd.*	90,907	1,410,877
NantKwest, Inc.*	6,079	23,039
Neon Therapeutics, Inc. (x)*	2,965	3,499
Neurotrope, Inc.*	2,597	2,551
NewLink Genetics Corp.*	6,118	15,479
NextCure, Inc.*	18,841	1,061,314
Novavax, Inc. (x)*	5,478	21,802
Nymox Pharmaceutical Corp.*	7,058	15,528
Oncocyte Corp. (x)*	4,508	10,143
Organogenesis Holdings, Inc.*	2,209	10,625
Organovo Holdings, Inc.*	25,183	8,958
Orgenesis, Inc. (x)*	2,564	11,948
Ovid therapeutics, Inc.*	5,819	24,149
Oyster Point Pharma, Inc.*	1,136	27,764
Palatin Technologies, Inc. (x)*	46,232	36,163
PDL BioPharma, Inc.*	21,793	70,718
Pfenex, Inc.*	6,034	66,253
PhaseBio Pharmaceuticals, Inc. (x)*	2,294	14,016
Pieris Pharmaceuticals, Inc.*	9,459	34,242
PolarityTE, Inc. (x)*	2,943	7,652
Precision BioSciences, Inc.*	7,320	101,675
Prevail Therapeutics, Inc.*	1,475	23,349
Principia Biopharma, Inc.*	3,759	205,918
Progenics Pharmaceuticals, Inc.*	17,731	90,251
Protagonist Therapeutics, Inc.*	3,667	25,852
Proteostasis Therapeutics, Inc. (x)*	8,905	20,303
Prothena Corp. plc*	7,939	125,674
Ra Pharmaceuticals, Inc.*	7,010	328,979
RAPT Therapeutics, Inc. (x)*	314	8,670
Replimune Group, Inc.*	2,642	37,913
Rhythm Pharmaceuticals, Inc.*	5,966	136,979
Rigel Pharmaceuticals, Inc.*	34,355	73,520
Rocket Pharmaceuticals, Inc.*	46,152	1,050,420
Savara, Inc. (x)*	7,541	33,784
Scholar Rock Holding Corp.*	3,570	47,053
Selecta Biosciences, Inc.*	6,861	16,329
Seres Therapeutics, Inc.*	7,398	25,523
Sesen Bio, Inc.*	18,918	19,675
Soleno Therapeutics, Inc.*	4,200	12,348
Solid Biosciences, Inc. (x)*	4,236	18,850
Sorrento Therapeutics, Inc. (x)*	25,335	85,632
Spero Therapeutics, Inc.*	2,361	22,701
Spring Bank Pharmaceuticals, Inc.*	2,682	4,238
SpringWorks Therapeutics, Inc.*	2,117	81,483
Stemline Therapeutics, Inc.*	9,344	99,327
Sunesis Pharmaceuticals, Inc. (x)*	20,221	6,829
Surface Oncology, Inc.*	2,613	4,912
Sutro Biopharma, Inc.*	2,219	24,409
Syndax Pharmaceuticals, Inc.*	4,094	35,945
Synlogic, Inc.*	3,291	8,491
Synthorx, Inc.*	1,954	136,565
Syros Pharmaceuticals, Inc.*	6,985	48,266
T2 Biosystems, Inc. (x)*	6,979	8,165
TCR2 Therapeutics, Inc.*	2,389	34,115
TG Therapeutics, Inc. (x)*	17,602	195,382
Tocagen, Inc. (x)*	4,843	2,582
Translate Bio, Inc.*	7,051	57,395
Trevena, Inc. (x)*	19,381	16,297
Turning Point Therapeutics, Inc.*	31,562	1,965,997
Twist Bioscience Corp.*	56,588	1,188,348
Tyme Technologies, Inc. (x)*	12,378	17,329
uniQure NV*	6,491	465,145
UNITY Biotechnology, Inc. (x)*	5,948	42,885
Unum Therapeutics, Inc.*	2,810	2,024
Vaccinex, Inc. (x)*	591	2,866
Vanda Pharmaceuticals, Inc.*	10,635	174,520
VBI Vaccines, Inc. (x)*	30,972	42,741
Veracyte, Inc.*	41,797	1,166,972
Verastem, Inc. (x)*	14,968	20,057
Vericel Corp.*	8,884	154,582
Viking Therapeutics, Inc. (x)*	13,253	106,289
Voyager Therapeutics, Inc.*	4,876	68,020
vTv Therapeutics, Inc., Class A (x)*	2,109	3,585
X4 Pharmaceuticals, Inc.*	2,360	25,252
XBiotech, Inc. (x)*	3,881	72,439
XOMA Corp. (x)*	1,110	30,303
Y-mAbs Therapeutics, Inc.*	4,828	150,875
Zafgen, Inc.*	7,085	7,864
ZIOPHARM Oncology, Inc. (x)*	32,792	154,778

		30,916,787

Health Care Equipment & Supplies (6.5%)
Accuray, Inc.*	17,834	50,292
Alphatec Holdings, Inc.*	7,911	56,129
AngioDynamics, Inc.*	7,500	120,075
Antares Pharma, Inc.*	33,038	155,279
Apollo Endosurgery, Inc.*	2,909	8,291
Apyx Medical Corp.*	6,788	57,426

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Axonics Modulation Technologies, Inc. (x)*	32,673	$905,369
Beyond Air, Inc. (x)*	1,867	9,764
Biolase, Inc.*	2,425	1,340
BioLife Solutions, Inc.*	1,506	24,367
BioSig Technologies, Inc. (x)*	3,285	19,447
Cerus Corp.*	27,653	116,696
Chembio Diagnostics, Inc. (x)*	3,444	15,705
Conformis, Inc.*	13,101	19,651
CryoPort, Inc.*	6,445	106,085
Cutera, Inc.*	2,759	98,800
CytoSorbents Corp. (x)*	6,223	23,959
Ekso Bionics Holdings, Inc. (x)*	9,864	3,857
ElectroCore, Inc. (x)*	2,722	4,328
Electromed, Inc.*	1,478	12,785
Endologix, Inc.*	3,851	6,085
FONAR Corp.*	1,303	25,656
GenMark Diagnostics, Inc.*	11,359	54,637
Glaukos Corp.*	7,937	432,328
Helius Medical Technologies, Inc. (x)*	4,861	4,715
Heska Corp.*	1,427	136,906
IntriCon Corp.*	1,704	30,672
Invacare Corp.	6,814	61,462
iRadimed Corp.*	925	21,626
iRhythm Technologies, Inc.*	7,950	541,315
IRIDEX Corp.*	2,762	6,187
Kewaunee Scientific Corp.	516	6,940
Lantheus Holdings, Inc.*	7,882	161,660
LeMaitre Vascular, Inc.	3,238	116,406
Meridian Bioscience, Inc.	8,561	83,641
Mesa Laboratories, Inc.	817	203,760
Microbot Medical, Inc. (x)*	779	7,922
Misonix, Inc.*	1,681	31,283
Motus GI Holdings, Inc. (x)*	3,304	7,566
Neuronetics, Inc.*	2,805	12,594
Nevro Corp.*	13,672	1,607,007
OraSure Technologies, Inc.*	12,453	99,998
OrthoPediatrics Corp.*	26,849	1,261,635
PAVmed, Inc. (x)*	3,686	4,423
Pro-Dex, Inc.*	513	9,003
Pulse Biosciences, Inc. (x)*	2,317	31,071
RA Medical Systems, Inc.*	1,704	1,926
Rockwell Medical, Inc. (x)*	12,368	30,178
RTI Surgical Holdings, Inc.*	10,106	27,690
SeaSpine Holdings Corp.*	3,271	39,285
Senseonics Holdings, Inc. (x)*	24,297	22,256
Sensus Healthcare, Inc.*	2,405	8,514
Shockwave Medical, Inc.*	20,141	884,593
SI-BONE, Inc.*	3,349	72,004
Sientra, Inc.*	7,933	70,921
Silk Road Medical, Inc. (x)*	29,403	1,187,293
Soliton, Inc. (x)*	1,137	12,484
Strata Skin Sciences, Inc.*	3,355	6,978
Surmodics, Inc.*	2,667	110,494
Tactile Systems Technology, Inc.*	10,187	687,724
Tela Bio, Inc. (x)*	818	10,593
TransEnterix, Inc. (x)*	3,116	4,581
TransMedics Group, Inc. (x)*	2,892	54,977
Utah Medical Products, Inc.	699	75,422
Vapotherm, Inc.*	2,735	33,258
Vermillion, Inc. (x)*	9,946	8,056
ViewRay, Inc. (x)*	14,267	60,207
Xtant Medical Holdings, Inc. (x)*	690	1,104
Zosano Pharma Corp. (x)*	3,262	4,958
Zynex, Inc. (x)*	3,266	25,703

		10,217,342

Health Care Providers & Services (1.1%)
Addus HomeCare Corp.*	2,539	246,841
American Renal Associates Holdings, Inc.*	3,731	38,690
Apollo Medical Holdings, Inc.*	1,237	22,773
Avalon GloboCare Corp. (x)*	4,545	8,772
Capital Senior Living Corp.*	5,479	16,930
Catasys, Inc. (x)*	1,518	24,759
Community Health Systems, Inc.*	16,279	47,209
Cross Country Healthcare, Inc.*	7,258	84,338
CynergisTek, Inc. (x)*	1,842	6,079
Diplomat Pharmacy, Inc.*	12,180	48,720
Enzo Biochem, Inc.*	9,438	24,822
Exagen, Inc. (x)*	660	16,764
Fulgent Genetics, Inc. (x)*	1,207	15,570
Genesis Healthcare, Inc.*	17,090	28,028
Hanger, Inc.*	7,399	204,286
InfuSystem Holdings, Inc.*	3,033	25,871
Joint Corp. (The)*	2,640	42,610
Option Care Health, Inc.*	25,122	93,705
Owens & Minor, Inc.	12,499	64,620
PetIQ, Inc. (x)*	4,037	101,127
Precipio, Inc. (x)*	1,120	2,296
Providence Service Corp. (The)*	2,376	140,612
Psychemedics Corp.	1,073	9,818
Quorum Health Corp. (x)*	6,317	6,040
RadNet, Inc.*	8,590	174,377
Sharps Compliance Corp.*	2,804	11,833
Surgery Partners, Inc.*	4,944	77,398
Triple-S Management Corp., Class B*	4,645	85,886

		1,670,774

Health Care Technology (2.1%)
Castlight Health, Inc., Class B*	20,335	27,046
Computer Programs & Systems, Inc.	2,446	64,574
Health Catalyst, Inc. (x)*	16,469	571,474
HealthStream, Inc.*	5,336	145,139
HTG Molecular Diagnostics, Inc. (x)*	9,796	6,876
Icad, Inc.*	3,370	26,185
Inspire Medical Systems, Inc.*	26,644	1,977,251
MTBC, Inc.*	1,262	5,124
OptimizeRx Corp. (x)*	2,740	28,140
Phreesia, Inc.*	15,656	417,076
SCWorx Corp. (x)*	1,169	3,343
Simulations Plus, Inc.	2,437	70,844

		3,343,072

Life Sciences Tools & Services (0.2%)
BioNano Genomics, Inc. (x)*	3,178	3,941
Champions Oncology, Inc.*	1,289	10,737
ChromaDex Corp. (x)*	8,505	36,657
Fluidigm Corp.*	14,301	49,767
Harvard Bioscience, Inc.*	7,772	23,705

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
NanoString Technologies, Inc.*	6,831	$190,038
Personalis, Inc.*	1,929	21,026
Quanterix Corp.*	2,682	63,376

		399,247

Pharmaceuticals (2.6%)
AcelRx Pharmaceuticals, Inc. (x)*	15,690	33,106
Acer Therapeutics, Inc. (x)*	1,052	4,219
Aclaris Therapeutics, Inc. (x)*	6,837	12,922
Adamis Pharmaceuticals Corp. (x)*	14,319	10,029
Aerpio Pharmaceuticals, Inc.*	4,797	2,991
Agile Therapeutics, Inc. (x)*	7,292	18,230
ANI Pharmaceuticals, Inc.*	1,867	115,138
Aquestive Therapeutics, Inc.*	2,363	13,753
Arvinas, Inc.*	4,336	178,166
Assertio Therapeutics, Inc.*	13,523	16,904
Avenue Therapeutics, Inc.*	1,347	12,931
Axsome Therapeutics, Inc.*	5,097	526,826
Aytu BioScience, Inc. (x)*	1,457	1,417
BioDelivery Sciences International, Inc.*	17,067	107,863
Cara Therapeutics, Inc. (x)*	8,137	131,087
cbdMD, Inc. (x)*	1,979	4,473
Cerecor, Inc.*	4,499	24,250
Chiasma, Inc.*	6,946	34,452
Clearside Biomedical, Inc.*	7,201	20,883
CNS Pharmaceuticals, Inc. (x)*	577	2,279
Cocrystal Pharma, Inc.*	2,511	1,244
Collegium Pharmaceutical, Inc.*	6,565	135,108
CorMedix, Inc. (x)*	5,149	37,485
Cumberland Pharmaceuticals, Inc.*	1,924	9,909
Cymabay Therapeutics, Inc.*	14,300	28,028
Dermira, Inc. (x)*	9,629	145,976
Eloxx Pharmaceuticals, Inc. (x)*	5,215	38,382
Eton Pharmaceuticals, Inc. (x)*	2,588	18,634
Evofem Biosciences, Inc. (x)*	2,967	18,306
Evolus, Inc. (x)*	3,757	45,723
Eyenovia, Inc. (x)*	2,295	10,282
EyePoint Pharmaceuticals, Inc. (x)*	12,981	20,121
Fulcrum Therapeutics, Inc.*	999	16,623
Harrow Health, Inc. (x)*	4,483	34,878
Innovate Biopharmaceuticals, Inc. (x)*	6,897	3,842
Kala Pharmaceuticals, Inc. (x)*	4,640	17,122
Kaleido Biosciences, Inc. (x)*	2,274	11,415
KemPharm, Inc. (x)*	5,095	1,933
Lannett Co., Inc. (x)*	6,587	58,097
Lipocine, Inc.*	4,061	1,563
Liquidia Technologies, Inc.*	2,815	12,034
Marinus Pharmaceuticals, Inc.*	8,765	18,932
Melinta Therapeutics, Inc. (x)*	1,769	939
Menlo Therapeutics, Inc.*	3,248	15,071
MyoKardia, Inc.*	13,745	1,001,804
Neos Therapeutics, Inc.*	10,408	15,716
Novan, Inc. (x)*	3,959	12,510
Novus Therapeutics, Inc. (x)*	2,041	1,184
Ocular Therapeutix, Inc. (x)*	8,390	33,140
Odonate Therapeutics, Inc.*	2,363	76,679
Omeros Corp. (x)*	9,575	134,912
Opiant Pharmaceuticals, Inc.*	798	11,491
Optinose, Inc. (x)*	5,083	46,865
Oramed Pharmaceuticals, Inc. (x)*	2,905	14,961
Osmotica Pharmaceuticals plc (x)*	1,515	10,590
Otonomy, Inc.*	5,526	21,165
Paratek Pharmaceuticals, Inc. (x)*	6,944	27,984
Phathom Pharmaceuticals, Inc.*	2,189	68,165
PLx Pharma, Inc. (x)*	1,600	6,992
ProPhase Labs, Inc.	1,886	3,715
Provention Bio, Inc. (x)*	6,335	94,391
Recro Pharma, Inc.*	3,982	72,990
resTORbio, Inc. (x)*	3,330	4,962
Revance Therapeutics, Inc.*	9,190	149,154
Satsuma Pharmaceuticals, Inc.*	891	17,535
scPharmaceuticals, Inc.*	1,491	8,439
SCYNEXIS, Inc. (x)*	11,185	10,178
Seelos Therapeutics, Inc. (x)*	3,206	4,296
Senestech, Inc. (x)*	4,712	2,592
SIGA Technologies, Inc. (x)*	11,270	53,758
Strongbridge Biopharma plc*	7,589	15,861
Tetraphase Pharmaceuticals, Inc.*	571	1,604
TFF Pharmaceuticals, Inc.*	880	4,708
Trevi Therapeutics, Inc. (x)*	3,133	11,749
Verrica Pharmaceuticals, Inc.*	2,628	41,759
VIVUS, Inc. (x)*	2,200	5,984
Xeris Pharmaceuticals, Inc.*	5,430	38,281
Zynerba Pharmaceuticals, Inc. (x)*	4,573	27,621

		4,027,301

Total Health Care		50,574,523

Industrials (9.9%)
Aerospace & Defense (1.7%)
AAR Corp.	19,125	862,538
AeroVironment, Inc.*	18,335	1,132,003
Air Industries Group*	4,768	10,966
CPI Aerostructures, Inc.*	2,369	15,943
Ducommun, Inc.*	2,196	110,964
Innovative Solutions & Support, Inc.*	2,670	15,593
Maxar Technologies, Inc. (x)	12,215	191,409
National Presto Industries, Inc.	1,010	89,274
Park Aerospace Corp.	3,747	60,964
Vectrus, Inc.*	2,312	118,513

		2,608,167

Air Freight & Logistics (0.1%)
Echo Global Logistics, Inc.*	5,466	113,146
Radiant Logistics, Inc.*	8,151	45,401

		158,547

Airlines (0.0%)
Mesa Air Group, Inc.*	4,293	38,379

Building Products (0.5%)
Alpha Pro Tech Ltd. (x)*	2,114	7,251
Armstrong Flooring, Inc.*	3,865	16,504
Caesarstone Ltd.	4,586	69,111

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Continental Materials Corp.*	97	$762
CSW Industrials, Inc.	3,021	232,617
Insteel Industries, Inc.	3,765	80,910
Jewett-Cameron Trading Co. Ltd.*	538	4,148
PGT Innovations, Inc.*	11,597	172,911
Quanex Building Products Corp.	6,731	114,966
Tecogen, Inc.*	3,166	6,712

		705,892

Commercial Services & Supplies (0.6%)
Acme United Corp.	490	11,657
AMREP Corp.*	671	4,013
Aqua Metals, Inc. (x)*	11,964	9,037
ARC Document Solutions, Inc.*	8,119	11,286
BioHiTech Global, Inc. (x)*	1,712	2,911
CECO Environmental Corp.*	6,249	47,867
Charah Solutions, Inc.*	1,993	4,863
CompX International, Inc.	346	5,048
Ennis, Inc.	5,188	112,320
Fuel Tech, Inc.*	3,571	3,328
Heritage-Crystal Clean, Inc.*	3,059	95,961
Hudson Technologies, Inc. (x)*	7,876	7,699
Kimball International, Inc., Class B	7,311	151,118
NL Industries, Inc.*	1,754	6,858
Odyssey Marine Exploration, Inc. (x)*	1,776	5,666
Performant Financial Corp.*	7,867	8,024
Perma-Fix Environmental Services*	2,402	21,858
PICO Holdings, Inc.*	3,608	40,121
Quest Resource Holding Corp.*	1,041	2,269
RR Donnelley & Sons Co.	14,641	57,832
SP Plus Corp.*	4,662	197,809
Team, Inc.*	6,064	96,842
Virco Manufacturing Corp.*	2,018	8,556
VSE Corp.	1,676	63,755
Wilhelmina International, Inc.*	224	927

		977,625

Construction & Engineering (0.7%)
Aegion Corp.*	6,220	139,141
Ameresco, Inc., Class A*	4,539	79,432
Argan, Inc.	3,001	120,460
Concrete Pumping Holdings, Inc.*	3,476	19,014
Construction Partners, Inc., Class A*	3,586	60,496
Goldfield Corp. (The)*	4,709	16,717
Great Lakes Dredge & Dock Corp.*	12,067	136,719
HC2 Holdings, Inc. (x)*	9,074	19,691
IES Holdings, Inc.*	1,689	43,340
Infrastructure and Energy Alternatives, Inc.*	2,150	6,923
Limbach Holdings, Inc.*	931	3,519
MYR Group, Inc.*	3,289	107,188
Northwest Pipe Co.*	1,944	64,755
NV5 Global, Inc.*	2,115	106,702
Orion Group Holdings, Inc.*	5,700	29,583
Sterling Construction Co., Inc.*	5,330	75,046

		1,028,726

Electrical Equipment (0.4%)
Allied Motion Technologies, Inc.	1,436	69,646
American Superconductor Corp.*	4,339	34,061
Energous Corp. (x)*	6,356	11,250
LSI Industries, Inc.	4,595	27,800
Orion Energy Systems, Inc.*	5,518	18,485
Plug Power, Inc. (x)*	50,203	158,642
Polar Power, Inc. (x)*	842	2,004
Powell Industries, Inc.	1,808	88,574
Preformed Line Products Co.	630	38,021
Servotronics, Inc.	224	2,253
Sunworks, Inc. (x)*	769	961
TPI Composites, Inc.*	5,908	109,357
Ultralife Corp.*	2,075	15,334
Vivint Solar, Inc.*	9,124	66,240

		642,628

Machinery (3.9%)
Blue Bird Corp.*	3,084	70,685
Briggs & Stratton Corp.	8,372	55,758
Columbus McKinnon Corp.	4,706	188,381
Commercial Vehicle Group, Inc.*	6,150	39,053
Douglas Dynamics, Inc.	4,490	246,950
Eastern Co. (The)	1,124	34,316
Energy Recovery, Inc.*	7,763	76,000
ExOne Co. (The) (x)*	2,340	17,456
Federal Signal Corp.	44,330	1,429,643
FreightCar America, Inc.*	2,489	5,152
Gencor Industries, Inc.*	1,905	22,231
Graham Corp.	1,936	42,360
Hurco Cos., Inc.	1,290	49,484
Jason Industries, Inc.*	4,335	1,614
Kadant, Inc.	2,245	236,488
Kornit Digital Ltd.*	40,994	1,403,225
LB Foster Co., Class A*	2,011	38,973
LS Starrett Co. (The), Class A*	1,217	6,961
Luxfer Holdings plc	5,583	103,341
Lydall, Inc.*	3,464	71,081
Manitex International, Inc.*	3,169	18,856
Miller Industries, Inc.	2,262	83,988
NN, Inc.	8,126	75,166
Omega Flex, Inc.	594	63,730
Park-Ohio Holdings Corp.	1,773	59,661
Perma-Pipe International Holdings, Inc.*	1,618	15,177
Spartan Motors, Inc.	6,909	124,915
SPX Corp.*	29,743	1,513,324
Taylor Devices, Inc.*	699	7,347
Titan International, Inc.	10,023	36,283
Twin Disc, Inc.*	2,118	23,340

		6,160,939

Marine (0.1%)
Eagle Bulk Shipping, Inc.*	9,127	41,984
Genco Shipping & Trading Ltd.	3,006	31,924
Navios Maritime Holdings, Inc.*	2,009	9,001
Pangaea Logistics Solutions Ltd.	1,823	5,378
Safe Bulkers, Inc.*	10,989	18,681
Scorpio Bulkers, Inc.	11,014	70,159

		177,127

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Professional Services (1.4%)
Acacia Research Corp.*	7,785	$20,708
Barrett Business Services, Inc.	1,485	134,333
BG Staffing, Inc.	2,073	45,378
CRA International, Inc.	1,539	83,829
DLH Holdings Corp.*	1,104	4,626
Forrester Research, Inc.*	2,099	87,528
Franklin Covey Co.*	1,980	63,815
GP Strategies Corp.*	2,611	34,544
Heidrick & Struggles International, Inc.	3,839	124,768
Hill International, Inc.*	8,348	26,380
Hudson Global, Inc.*	619	7,397
InnerWorkings, Inc.*	9,021	49,706
Kelly Services, Inc., Class A	6,767	152,799
Kforce, Inc.	4,129	163,921
Mastech Digital, Inc.*	824	9,122
Mistras Group, Inc.*	3,744	53,427
RCM Technologies, Inc.*	1,780	5,340
Red Violet, Inc. (x)*	1,286	23,804
Resources Connection, Inc.	6,234	101,801
Volt Information Sciences, Inc.*	2,928	7,261
Willdan Group, Inc.*	30,345	964,364

		2,164,851

Road & Rail (0.1%)
Covenant Transportation Group, Inc., Class A*	2,635	34,057
Daseke, Inc.*	9,083	28,702
PAM Transportation Services, Inc.*	384	22,161
Roadrunner Transportation Systems, Inc.*	748	6,889
Universal Logistics Holdings, Inc.	1,630	30,905
US Xpress Enterprises, Inc., Class A*	4,579	23,032
USA Truck, Inc.*	1,688	12,576
YayYo, Inc.*	1,764	2,346
YRC Worldwide, Inc. (x)*	6,993	17,832

		178,500

Trading Companies & Distributors (0.4%)
BlueLinx Holdings, Inc. (x)*	1,847	26,320
CAI International, Inc.*	3,357	97,286
DXP Enterprises, Inc.*	3,330	132,567
EVI Industries, Inc. (x)*	940	25,418
Foundation Building Materials, Inc.*	4,170	80,690
General Finance Corp.*	2,306	25,527
Houston Wire & Cable Co.*	3,349	14,769
Huttig Building Products, Inc.*	5,211	8,025
India Globalization Capital, Inc. (x)*	7,480	4,712
Lawson Products, Inc.*	856	44,598
Titan Machinery, Inc.*	3,844	56,814
Transcat, Inc.*	1,430	45,560
Veritiv Corp.*	2,647	52,066
Willis Lease Finance Corp.*	602	35,464

		649,816

Total Industrials		15,491,197

Information Technology (18.2%)
Communications Equipment (2.4%)
Applied Optoelectronics, Inc. (x)*	3,875	46,035
Aviat Networks, Inc.*	968	13,600
BK Technologies Corp. (x)	1,691	5,242
CalAmp Corp.*	6,815	65,288
Calix, Inc.*	131,891	1,055,128
Cambium Networks Corp. (x)*	949	8,294
Clearfield, Inc.*	2,243	31,267
ClearOne, Inc.*	1,430	2,374
Comtech Telecommunications Corp.	59,455	2,110,058
DASAN Zhone Solutions, Inc.*	1,706	15,115
Digi International, Inc.*	5,672	100,508
EMCORE Corp.*	5,861	17,817
Harmonic, Inc.*	17,807	138,895
Inseego Corp. (x)*	9,253	67,825
KVH Industries, Inc.*	3,271	36,406
Lantronix, Inc.*	2,816	9,997
Network-1 Technologies, Inc.	2,745	5,984
Optical Cable Corp.*	1,195	3,884
PC-Tel, Inc.*	3,554	30,102
Resonant, Inc. (x)*	4,823	11,672
Ribbon Communications, Inc.*	12,506	38,769
TESSCO Technologies, Inc.	1,423	15,966
Westell Technologies, Inc., Class A*	2,551	2,283

		3,832,509

Electronic Equipment, Instruments & Components (3.0%)
Airgain, Inc.*	1,733	18,526
Akoustis Technologies, Inc. (x)*	5,144	41,152
Arlo Technologies, Inc.*	15,325	64,518
Bel Fuse, Inc., Class B	2,008	41,164
Coda Octopus Group, Inc. (x)*	988	8,270
CTS Corp.	6,638	199,206
CUI Global, Inc. (x)*	6,124	6,736
Daktronics, Inc.	7,594	46,247
Data I/O Corp.*	1,658	6,947
Digital Ally, Inc. (x)*	1,837	1,874
FARO Technologies, Inc.*	3,528	177,635
Frequency Electronics, Inc.*	1,145	11,690
Genasys, Inc.*	6,840	22,367
Identiv, Inc.*	3,426	19,323
IEC Electronics Corp.*	1,919	17,444
Intellicheck, Inc.*	3,257	24,395
Iteris, Inc.*	8,342	41,627
Key Tronic Corp.*	2,116	11,511
Kimball Electronics, Inc.*	5,006	87,855
Knowles Corp.*	32,510	687,586
LGL Group, Inc. (The)*	628	9,420
Luna Innovations, Inc.*	5,462	39,818
MicroVision, Inc. (x)*	21,758	15,666
Napco Security Technologies, Inc.*	43,422	1,276,173
OSI Systems, Inc.*	14,279	1,438,466
PAR Technology Corp. (x)*	2,343	72,024
PC Connection, Inc.	2,300	114,218
Perceptron, Inc.*	1,707	9,388
Powerfleet, Inc.*	4,133	26,906
Research Frontiers, Inc. (x)*	5,008	15,074

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
RF Industries Ltd.	1,960	$13,250
Richardson Electronics Ltd.	2,317	13,045
SMTC Corp.*	3,467	11,753
Taitron Components, Inc., Class A (x)	646	1,835
Vishay Precision Group, Inc.*	2,012	68,408
Wayside Technology Group, Inc.	896	14,515
Wireless Telecom Group, Inc.*	3,476	4,971
Wrap Technologies, Inc. (x)*	1,595	10,192

		4,691,195

IT Services (3.0%)
ALJ Regional Holdings, Inc.*	4,523	5,201
Brightcove, Inc.*	7,473	64,940
Cass Information Systems, Inc.	2,879	166,234
Computer Task Group, Inc.*	2,038	10,557
CSP, Inc.	784	10,231
Endava plc (ADR)*	33,682	1,569,581
Exela Technologies, Inc. (x)*	9,302	3,792
Hackett Group, Inc. (The)	4,945	79,812
I3 Verticals, Inc., Class A*	36,456	1,029,882
Information Services Group, Inc.*	7,232	18,297
Internap Corp. (x)*	5,296	5,826
International Money Express, Inc.*	3,672	44,211
Limelight Networks, Inc.*	241,180	984,014
MoneyGram International, Inc. (x)*	7,457	15,660
Paysign, Inc. (x)*	6,155	62,473
Perficient, Inc.*	6,414	295,493
PFSweb, Inc.*	3,010	11,498
PRGX Global, Inc.*	4,281	21,063
Priority Technology Holdings, Inc.*	1,374	3,366
ServiceSource International, Inc.*	18,001	30,062
StarTek, Inc.*	3,408	27,196
Steel Connect, Inc.*	6,987	10,201
Tucows, Inc., Class A (x)*	1,933	119,421
Unisys Corp.*	10,416	123,534
Usio, Inc.*	1,795	2,800

		4,715,345

Semiconductors & Semiconductor Equipment (3.7%)
Adesto Technologies Corp.*	5,455	46,368
Aehr Test Systems (x)*	4,197	8,394
Alpha & Omega Semiconductor Ltd.*	4,131	56,264
Amtech Systems, Inc.*	2,488	17,814
Atomera, Inc. (x)*	2,974	9,160
Axcelis Technologies, Inc.*	6,601	159,051
AXT, Inc.*	6,877	29,915
CEVA, Inc.*	39,913	1,076,055
Cohu, Inc.	8,232	188,101
CyberOptics Corp.*	1,466	26,945
DSP Group, Inc.*	4,544	71,523
Everspin Technologies, Inc. (x)*	2,569	13,513
GSI Technology, Inc.*	3,204	22,716
Ichor Holdings Ltd.*	44,152	1,468,937
Impinj, Inc. (x)*	29,807	770,809
inTEST Corp.*	2,164	12,876
Kopin Corp.*	14,585	5,850
NeoPhotonics Corp.*	8,010	70,648
NVE Corp.	956	68,258
Onto Innovation, Inc.*	9,684	353,853
PDF Solutions, Inc.*	5,768	97,422
Photronics, Inc.*	13,318	209,892
Pixelworks, Inc.*	7,574	29,690
Rambus, Inc.*	51,662	711,644
SMART Global Holdings, Inc.*	2,660	100,920
Ultra Clean Holdings, Inc.*	8,090	189,872

		5,816,490

Software (6.0%)
8x8, Inc.*	27,282	499,261
A10 Networks, Inc.*	10,091	69,325
Agilysys, Inc.*	44,164	1,122,207
American Software, Inc., Class A	5,914	88,000
Appian Corp. (x)*	25,727	983,029
Asure Software, Inc.*	2,462	20,139
AudioEye, Inc.*	960	4,502
Aware, Inc.*	2,853	9,586
Cerence, Inc.*	19,687	445,517
ChannelAdvisor Corp.*	5,359	48,445
CYREN Ltd.*	5,605	7,174
Digimarc Corp. (x)*	2,378	79,806
Digital Turbine, Inc.*	16,080	114,650
Domo, Inc., Class B*	3,536	76,802
eGain Corp.*	4,090	32,393
Everbridge, Inc.*	5,150	402,112
Finjan Holdings, Inc.*	4,193	8,428
GlobalSCAPE, Inc.	2,258	22,196
GSE Systems, Inc.*	3,459	5,707
GTY Technology Holdings, Inc. (x)*	8,104	47,733
Ideanomics, Inc. (x)*	10,726	9,178
Intelligent Systems Corp. (x)*	1,383	55,237
Inuvo, Inc.*	5,792	1,713
Issuer Direct Corp.*	597	6,979
LivePerson, Inc.*	10,234	378,658
Majesco*	1,591	13,126
Mind CTI Ltd.	3,477	8,397
Mitek Systems, Inc.*	6,069	46,428
MobileIron, Inc.*	20,075	97,565
Model N, Inc.*	6,722	235,741
NetSol Technologies, Inc.*	2,157	8,628
OneSpan, Inc.*	6,693	114,584
Park City Group, Inc.*	2,622	13,267
Phunware, Inc.*	7,090	8,437
QAD, Inc., Class A	2,326	118,463
Qumu Corp.*	1,638	4,275
RealNetworks, Inc.*	5,118	6,142
Rimini Street, Inc.*	4,136	16,048
Riot Blockchain, Inc. (x)*	5,037	5,641
Seachange International, Inc.*	6,281	26,317
SharpSpring, Inc. (x)*	1,998	22,917
ShotSpotter, Inc. (x)*	1,690	43,095
SITO Mobile Ltd. (x)*	5,282	1,466
Smith Micro Software, Inc. (x)*	5,059	20,135
Sprout Social, Inc., Class A (x)*	46,903	752,793
Support.com, Inc.	3,610	3,935
SVMK, Inc.*	67,502	1,206,261
Synacor, Inc.*	5,177	7,869
Synchronoss Technologies, Inc. (x)*	7,120	33,820

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Telaria, Inc.*	9,086	$80,048
Telenav, Inc.*	6,992	33,981
Tufin Software Technologies Ltd. (x)*	50,627	890,529
Upland Software, Inc.*	26,963	962,849
Veritone, Inc. (x)*	3,053	7,602
VirnetX Holding Corp. (x)*	12,278	46,656
Zix Corp.*	10,778	73,075

		9,448,867

Technology Hardware, Storage & Peripherals (0.1%)
AstroNova, Inc.	1,371	18,810
Avid Technology, Inc.*	5,786	49,644
Boxlight Corp., Class A (x)*	970	1,077
Eastman Kodak Co.*	3,231	15,024
Immersion Corp.*	6,327	47,009
Intevac, Inc.*	4,744	33,493
One Stop Systems, Inc.*	1,790	3,616
Sonim Technologies, Inc. (x)*	1,919	6,966
TransAct Technologies, Inc.	1,521	16,685

		192,324

Total Information Technology		28,696,730

Materials (1.3%)
Chemicals (0.6%)
Advanced Emissions Solutions, Inc. (x)	3,385	35,543
AgroFresh Solutions, Inc. (x)*	5,758	14,856
American Vanguard Corp.	5,870	114,289
Amyris, Inc. (x)*	12,091	37,361
Core Molding Technologies, Inc.*	1,581	5,138
Flexible Solutions International, Inc.	1,511	3,883
Flotek Industries, Inc.*	11,412	22,824
FutureFuel Corp.	5,314	65,841
Hawkins, Inc.	1,974	90,429
Intrepid Potash, Inc.*	19,761	53,552
Koppers Holdings, Inc.*	3,847	147,032
LSB Industries, Inc.*	4,716	19,807
Marrone Bio Innovations, Inc. (x)*	11,190	11,302
Northern Technologies International Corp.	1,602	22,524
OMNOVA Solutions, Inc.*	8,946	90,444
Rayonier Advanced Materials, Inc.	9,867	37,889
Trecora Resources*	4,265	30,495
Tredegar Corp.	5,340	119,349

		922,558

Construction Materials (0.1%)
Forterra, Inc. (x)*	3,804	43,974
United States Lime & Minerals, Inc.	421	38,017

		81,991

Containers & Packaging (0.1%)
Myers Industries, Inc.	7,247	120,880
UFP Technologies, Inc.*	1,361	67,519

		188,399

Metals & Mining (0.4%)
Ampco-Pittsburgh Corp.*	1,902	5,725
Caledonia Mining Corp. plc (x)	2,178	18,339
Friedman Industries, Inc.	1,454	8,753
Gold Resource Corp.	12,270	67,976
Haynes International, Inc.	2,514	89,951
Mayville Engineering Co., Inc.*	1,322	12,400
Olympic Steel, Inc.	1,919	34,389
Ramaco Resources, Inc.*	1,716	6,143
Ryerson Holding Corp.*	3,363	39,784
Schnitzer Steel Industries, Inc., Class A	5,234	113,473
SunCoke Energy, Inc.	14,861	92,584
Synalloy Corp.*	1,717	22,166
TimkenSteel Corp.*	8,139	63,973
Universal Stainless & Alloy Products, Inc.*	1,833	27,312

		602,968

Paper & Forest Products (0.1%)
Clearwater Paper Corp.*	3,310	70,701
Verso Corp., Class A*	7,125	128,464

		199,165

Total Materials		1,995,081

Real Estate (3.1%)
Equity Real Estate Investment Trusts (REITs) (1.8%)
Ashford Hospitality Trust, Inc. (REIT)	18,533	51,707
Bluerock Residential Growth REIT, Inc. (REIT)	4,553	54,864
Braemar Hotels & Resorts, Inc. (REIT)	6,026	53,812
BRT Apartments Corp. (REIT)	2,050	34,789
CatchMark Timber Trust, Inc. (REIT), Class A	10,000	114,700
CBL & Associates Properties, Inc. (REIT) (x)	34,369	36,087
Cedar Realty Trust, Inc. (REIT)	16,134	47,595
City Office REIT, Inc. (REIT)	10,871	146,976
Clipper Realty, Inc. (REIT)	2,881	30,539
Community Healthcare Trust, Inc. (REIT)	3,925	168,226
Condor Hospitality Trust, Inc. (REIT)	1,196	13,204
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	2,624	117,319
Farmland Partners, Inc. (REIT) (x)	5,555	37,663
Front Yard Residential Corp. (REIT)	10,120	124,881
Gladstone Commercial Corp. (REIT)	6,285	137,390
Gladstone Land Corp. (REIT)	3,764	48,819
Global Medical REIT, Inc. (REIT)	6,666	88,191
Independence Realty Trust, Inc. (REIT)	18,567	261,423
Innovative Industrial Properties, Inc. (REIT) (x)	2,318	175,867
Jernigan Capital, Inc. (REIT)	4,337	83,010

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
New Senior Investment Group, Inc. (REIT)	17,122	$130,983
NexPoint Residential Trust, Inc. (REIT)	3,946	177,570
One Liberty Properties, Inc. (REIT)	3,160	85,920
Plymouth Industrial REIT, Inc. (REIT)	2,639	48,531
Postal Realty Trust, Inc. (REIT), Class A	973	16,492
Preferred Apartment Communities, Inc. (REIT), Class A	9,270	123,476
Safehold, Inc. (REIT)	2,212	89,144
Sotherly Hotels, Inc. (REIT)	2,643	17,920
UMH Properties, Inc. (REIT)	7,343	115,505
Urstadt Biddle Properties, Inc. (REIT), Class A	6,056	150,431
Whitestone REIT (REIT) (x)	7,834	106,699

		2,889,733

Real Estate Management & Development (1.3%)
Altisource Asset Management Corp.*	154	1,902
Altisource Portfolio Solutions SA (x)*	1,147	22,172
American Realty Investors, Inc.*	523	8,959
Consolidated-Tomoka Land Co.	932	56,218
eXp World Holdings, Inc. (x)*	4,201	47,597
Forestar Group, Inc.*	2,455	51,187
FRP Holdings, Inc.*	1,424	70,929
Griffin Industrial Realty, Inc.	202	7,989
InterGroup Corp. (The)*	200	7,450
JW Mays, Inc.*	85	2,571
Maui Land & Pineapple Co., Inc.*	1,416	15,930
Rafael Holdings, Inc., Class B*	2,121	37,839
Redfin Corp.*	71,903	1,520,029
Stratus Properties, Inc.*	1,217	37,703
Tejon Ranch Co.*	4,261	68,091
Transcontinental Realty Investors, Inc.*	242	9,651
Trinity Place Holdings, Inc. (x)*	3,678	11,071

		1,977,288

Total Real Estate		4,867,021

Utilities (0.6%)
Electric Utilities (0.0%)
Genie Energy Ltd., Class B	3,027	23,399
Spark Energy, Inc., Class A (x)	2,380	21,967

		45,366

Gas Utilities (0.0%)
RGC Resources, Inc.	1,566	44,756

Independent Power and Renewable Electricity Producers (0.1%)
Atlantic Power Corp.*	22,254	51,852
Sunnova Energy International, Inc.*	2,432	27,141

		78,993

Multi-Utilities (0.1%)
Unitil Corp.	2,967	183,420

Water Utilities (0.4%)
AquaVenture Holdings Ltd.*	2,901	78,675
Artesian Resources Corp., Class A	1,592	59,238
Cadiz, Inc. (x)*	2,775	30,581
Consolidated Water Co. Ltd.	2,926	47,694
Global Water Resources, Inc.	2,364	31,087
Middlesex Water Co.	3,305	210,099
Pure Cycle Corp.*	3,453	43,473
York Water Co. (The)	2,621	120,854

		621,701

Total Utilities		974,236

Total Common Stocks (98.5%) (Cost $138,970,729)		154,861,487

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
SRAX, Inc. (r)(x)*	1,616	—

Total Communication Services		—

Health Care (0.0%)
Biotechnology (0.0%)
OncoMed Pharmaceuticals, Inc., CVR (r)*	4,471	921
Oncternal Therapeutics, Inc., CVR (r)*	131	—

		921

Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)*	5,040	680
Omthera Pharmaceuticals, Inc., CVR (r)*	4,471	—

		680

Total Health Care		1,601

Total Rights (0.0%) (Cost $—)		1,601

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (9.8%)
Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $2,000,176, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $2,040,000. (xx)	$2,000,000	2,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $6,874,130, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $7,010,952. (xx)	$6,873,481	$6,873,481
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $1,200,183, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $1,224,009. (xx)	1,200,000	1,200,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $2,000,618, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $2,040,000. (xx)	2,000,000	2,000,000
NBC Global Finance Ltd., 1.74%, dated 12/31/19, due 1/7/20, repurchase price $2,400,812, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 1/21/20-5/15/48; total market value $2,604,380. (xx)	2,400,000	2,400,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $1,000,095, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $1,088,889. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		15,473,481

Total Short-Term Investments (9.8%) (Cost $15,473,481)		15,473,481

Total Investments in Securities (108.3%) (Cost $154,444,210)		170,336,569
Other Assets Less Liabilities (-8.3%)		(13,076,020)

Net Assets (100%)		$157,260,549

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $8,325 or 0.0% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $17,883,426. This was collateralized by $3,104,601 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $15,473,481 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Micro E-Mini Russell 2000 Index	19	3/2020	USD	158,707	2,493
Russell 2000 E-Mini Index	6	3/2020	USD	501,180	(374)

					2,119

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$6,027,427	$—	$—		$6,027,427
Consumer Discretionary	14,658,349	73,587	—		14,731,936
Consumer Staples	4,642,840	13,342	—		4,656,182
Energy	3,673,205	—	—		3,673,205
Financials	23,173,949	—	—		23,173,949
Health Care	50,574,523	—	—		50,574,523
Industrials	15,449,920	41,277	—		15,491,197
Information Technology	28,696,730	—	—		28,696,730
Materials	1,989,943	5,138	—		1,995,081
Real Estate	4,867,021	—	—		4,867,021
Utilities	974,236	—	—		974,236
Futures	2,493	—	—		2,493
Rights
Communication Services	—	—	—	(a)	— (a)
Health Care	—	—	1,601		1,601
Short-Term Investments
Repurchase Agreements	—	15,473,481	—		15,473,481

Total Assets	$154,730,636	$15,606,825	$1,601		$170,339,062

Liabilities:
Futures	$(374)	$—	$—		$(374)

Total Liabilities	$(374)	$—	$—		$(374)

Total	$154,730,262	$15,606,825	$1,601		$170,338,688

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$2,493	*

Total		$2,493

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(374	)*

Total		$(374)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$70,577	$70,577

Total	$70,577	$70,577

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$33,095	$33,095

Total	$33,095	$33,095

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,533,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$99,531,801
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 13%)*	$108,878,339

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$35,270,995
Aggregate gross unrealized depreciation	(19,780,495)

Net unrealized appreciation	$15,490,500

Federal income tax cost of investments in securities and derivative instruments, if applicable	$154,848,188

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $138,970,729)	$154,863,088
Repurchase Agreements (Cost $15,473,481)	15,473,481
Cash	2,381,117
Cash held as collateral at broker for futures	21,200
Receivable for securities sold	115,048
Dividends, interest and other receivables	64,305
Securities lending income receivable	51,988
Receivable for Portfolio shares sold	5,778
Due from broker for futures variation margin	607
Other assets	640

Total assets	172,977,252

LIABILITIES
Payable for return of collateral on securities loaned	15,473,481
Payable for Portfolio shares redeemed	83,950
Investment management fees payable	70,389
Administrative fees payable	16,046
Due to Custodian	5,206
Payable for securities purchased	3,759
Distribution fees payable – Class IB	287
Accrued expenses	63,585

Total liabilities	15,716,703

NET ASSETS	$157,260,549

Net assets were comprised of:
Paid in capital	$139,781,928
Total distributable earnings (loss)	17,478,621

Net assets	$157,260,549

Class IB
Net asset value, offering and redemption price per share, $1,414,141 / 134,769 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.49

Class K
Net asset value, offering and redemption price per share, $155,846,408 / 14,819,632 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.52

(x)	Includes value of securities on loan of $17,883,426.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $325 foreign withholding tax)	$961,520
Interest	55,733
Securities lending (net)	677,071

Total income	1,694,324

EXPENSES
Investment management fees	1,259,663
Administrative fees	182,553
Custodian fees	106,000
Professional fees	49,519
Printing and mailing expenses	29,756
Trustees’ fees	4,751
Distribution fees – Class IB	2,125
Miscellaneous	3,971

Gross expenses	1,638,338
Less: Waiver from investment manager	(301,914)

Net expenses	1,336,424

NET INVESTMENT INCOME (LOSS)	357,900

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	16,877,545
Futures contracts	70,577

Net realized gain (loss)	16,948,122

Change in unrealized appreciation (depreciation) on:
Investments in securities	20,057,066
Futures contracts	33,095

Net change in unrealized appreciation (depreciation)	20,090,161

NET REALIZED AND UNREALIZED GAIN (LOSS)	37,038,283

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,396,183

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$357,900	$359,439
Net realized gain (loss)	16,948,122	24,339,842
Net change in unrealized appreciation (depreciation)	20,090,161	(30,140,663)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,396,183	(5,441,382)

Distributions to shareholders:
Class IB	(128,938)	(41,176)
Class K	(14,914,379)	(25,078,415)

Total distributions to shareholders	(15,043,317)	(25,119,591)

Tax return of capital:
Class IB	—	(124)
Class K	—	(75,260)

Total	—	(75,384)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 105,446 and 22,801 shares, respectively ]	1,116,425	233,426
Capital shares issued in reinvestment of dividends and distributions [ 12,580 and 4,377 shares, respectively ]	128,938	41,300
Capital shares repurchased [ (19,554) and (2,048) shares, respectively ]	(208,022)	(21,454)

Total Class IB transactions	1,037,341	253,272

Class K
Capital shares sold [ 297,766 and 289,830 shares, respectively ]	3,204,137	3,134,306
Capital shares issued in reinvestment of dividends and distributions [ 1,452,124 and 2,657,026 shares, respectively ]	14,914,379	25,153,675
Capital shares repurchased [ (1,380,493) and (1,050,534) shares, respectively ]	(14,496,046)	(13,051,963)

Total Class K transactions	3,622,470	15,236,018

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,659,811	15,489,290

TOTAL INCREASE (DECREASE) IN NET ASSETS	27,012,677	(15,147,067)
NET ASSETS:
Beginning of year	130,247,872	145,394,939

End of year	$157,260,549	$130,247,872

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡
Class IB	2019	2018	2017	2016
Net asset value, beginning of year	$8.97	$11.53	$9.91	$8.95	$10.96		$10.76

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	— #	(0.01)	(0.02)	(0.04)		(0.01)
Net realized and unrealized gain (loss)	2.59	(0.44)	2.51	0.98	(0.77)		0.74

Total from investment operations	2.60	(0.44)	2.50	0.96	(0.81)		0.73

Less distributions:
Dividends from net investment income	— #	—	— #	—	—		—
Distributions from net realized gains	(1.08)	(2.11)	(0.88)	—	(1.20)		—
Return of capital	—	(0.01)	—	—	—		—

Total dividends and distributions	(1.08)	(2.12)	(0.88)	—	(1.20)		—

Net asset value, end of year	$10.49	$8.97	$11.53	$9.91	$8.95		$11.49

Total return (b)	29.32%	(4.75)%	25.59%	10.73%	(7.42)%		6.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,414	$326	$129	$103	$93		$—
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.15%	1.15%	1.15%	1.25%	1.30%		1.30%
Before waivers and reimbursements (a)(f)	1.36%	1.33%	1.35%	1.38%	1.35%		1.33%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.05%	(0.01)%	(0.08)%	(0.26)%	(0.56	)%(l)	(0.41	)%(l)
Before waivers and reimbursements (a)(f)	(0.16)%	(0.19)%	(0.28)%	(0.40)%	(0.61	)%(l)	(0.44	)%(l)
Portfolio turnover rate^	69%	60%	58%	103%	123%		123%

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.99	$11.57	$9.94	$8.97	$10.77

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.03	0.02	— #	(0.03)
Net realized and unrealized gain (loss)	2.61	(0.46)	2.52	0.99	(0.57)

Total from investment operations	2.64	(0.43)	2.54	0.99	(0.60)

Less distributions:
Dividends from net investment income	(0.03)	(0.03)	(0.03)	(0.01)	—
Distributions from net realized gains	(1.08)	(2.11)	(0.88)	—	(1.20)
Return of capital	—	(0.01)	—	(0.01)	—

Total dividends and distributions	(1.11)	(2.15)	(0.91)	(0.02)	(1.20)

Net asset value, end of year	$10.52	$8.99	$11.57	$9.94	$8.97

Total return	29.67%	(4.68)%	25.90%	11.00%	(5.60)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$155,846	$129,922	$145,266	$125,290	$121,451
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%	0.90%	0.90%	1.00%	1.05%
Before waivers and reimbursements (f)	1.10%	1.08%	1.10%	1.13%	1.09%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.24%	0.23%	0.17%	(0.01)%	(0.29)%
Before waivers and reimbursements (f)	0.04%	0.05%	(0.04)%	(0.15)%	(0.33)%
Portfolio turnover rate^	69%	60%	58%	103%	123%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

See Notes to Financial Statements.

1290 VT NATURAL RESOURCES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	11.20%	0.57%	(0.95)%
Portfolio – Class K Shares*	11.48	0.83	(0.70)
MSCI World Commodity Producers (Net) Index	11.64	0.98	(0.61)

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.20% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the MSCI World Commodity Producers (Net) Index, which returned 11.64% over the same period.

What helped performance during the year:

•	The sub-industries that contributed most to performance were Integrated Oil & Gas, Diversified Metals & Mining, Oil & Gas Exploration & Production, Gold and Paper Products.

•	The five stocks that contributed most to performance were Chevron Corp., Exxon Mobil Corp., Rio Tinto Ltd., BHP Group Ltd. and Anadarko Petroleum Corp.

What hurt performance during the year:

•	The sub-industries that detracted most from performance were Coal & Consumable Fuels, Precious Metals & Minerals, Aluminum and Forest Products.

•	The five stocks that detracted most from performance were Occidental Petroleum Corp., Glencore plc, Barrick Gold Corp., The Mosaic Co. and Concho Resources, Inc.

Sector Weightings as of December 31, 2019	% of Net Assets
Energy	67.0%
Materials	30.9
Consumer Staples	1.9
Repurchase Agreements	0.4
Cash and Other	(0.2)

100.0%

1290 VT NATURAL RESOURCES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$982.00	$4.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class K
Actual	1,000.00	983.30	3.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Chemicals (3.8%)
Fertilizers & Agricultural Chemicals (3.8%)
CF Industries Holdings, Inc.	1,957	$93,427
Corteva, Inc.	6,679	197,431
FMC Corp.	1,169	116,690
Israel Chemicals Ltd.	6,312	29,702
Mosaic Co. (The)	3,285	71,087
Nutrien Ltd. (x)	5,135	245,846
Yara International ASA	1,587	66,016

Total Chemicals		820,199

Food Products (1.9%)
Agricultural Products (1.9%)
Archer-Daniels-Midland Co.	4,993	231,426
Bunge Ltd.	1,269	73,031
Ingredion, Inc.	598	55,584
Wilmar International Ltd.	17,220	52,750

Total Food Products		412,791

Metals & Mining (25.2%)
Aluminum (0.4%)
Alumina Ltd.	21,942	35,415
Norsk Hydro ASA	12,055	44,818

		80,233

Copper (1.5%)
Antofagasta plc	3,534	42,917
First Quantum Minerals Ltd. (x)	6,179	62,668
Freeport-McMoRan, Inc.	13,005	170,625
Lundin Mining Corp.	5,934	35,461

		311,671

Diversified Metals & Mining (13.5%)
Anglo American plc	9,295	267,543
BHP Group Ltd.	26,406	721,204
BHP Group plc	18,932	445,574
Boliden AB*	2,452	65,054
Glencore plc*	97,194	302,997
Mitsubishi Materials Corp.	1,002	27,454
Rio Tinto Ltd.	3,328	234,477
Rio Tinto plc	10,129	604,162
South32 Ltd.	44,804	84,891
Sumitomo Metal Mining Co. Ltd.	2,085	68,006
Teck Resources Ltd., Class B	4,442	77,035

		2,898,397

Gold (5.6%)
Agnico Eagle Mines Ltd.	2,124	130,821
Barrick Gold Corp.	15,927	295,837
Franco-Nevada Corp.	1,680	173,479
Kinross Gold Corp.*	11,227	53,258
Kirkland Lake Gold Ltd. (x)	1,790	78,903
Newcrest Mining Ltd.	6,888	146,218
Newmont Goldcorp Corp. (London Stock Exchange)	4,987	216,685
Newmont Goldcorp Corp. (Toronto Stock Exchange)	2,363	102,705

		1,197,906

Silver (0.6%)
Wheaton Precious Metals Corp.	3,994	118,847

Steel (3.6%)
ArcelorMittal SA	5,954	104,467
BlueScope Steel Ltd.	4,607	48,688
Evraz plc	4,555	24,375
Fortescue Metals Group Ltd.	12,419	93,164
Hitachi Metals Ltd.	1,922	28,532
JFE Holdings, Inc.	4,406	57,216
Maruichi Steel Tube Ltd.	505	14,315
Nippon Steel Corp.	7,240	110,211
Nucor Corp.	2,718	152,969
Steel Dynamics, Inc.	1,969	67,025
thyssenkrupp AG	3,627	48,984
voestalpine AG (x)	1,040	29,001

		778,947

Total Metals & Mining		5,386,001

Oil, Gas & Consumable Fuels (67.0%)
Coal & Consumable Fuels (0.2%)
Cameco Corp.	3,547	31,521
Washington H Soul Pattinson & Co. Ltd.	1,072	16,174

		47,695

Integrated Oil & Gas (51.8%)
BP plc	182,611	1,140,737
Cenovus Energy, Inc.	9,362	95,166
Chevron Corp.	17,018	2,050,840
Eni SpA	22,803	354,155
Equinor ASA	8,978	179,472
Exxon Mobil Corp.	37,928	2,646,616
Galp Energia SGPS SA	4,493	75,093
Husky Energy, Inc.	3,153	25,301
Imperial Oil Ltd.	2,393	63,301
Occidental Petroleum Corp.	8,018	330,422
OMV AG	1,320	74,151
Origin Energy Ltd.	15,787	93,613
Repsol SA	12,898	201,535
Royal Dutch Shell plc, Class A	38,353	1,135,433
Royal Dutch Shell plc, Class B	33,487	993,372
Suncor Energy, Inc.	13,962	457,605
TOTAL SA	21,514	1,187,307

		11,104,119

Oil & Gas Exploration & Production (15.0%)
Aker BP ASA	968	31,755
Apache Corp.	3,370	86,238
Cabot Oil & Gas Corp.	3,750	65,287
Canadian Natural Resources Ltd.	10,633	343,911
Concho Resources, Inc.	1,803	157,889
ConocoPhillips	9,951	647,113
Continental Resources, Inc.	839	28,778
Devon Energy Corp.	3,623	94,089
Diamondback Energy, Inc.	1,389	128,983
Encana Corp.	11,645	54,524
EOG Resources, Inc.	5,203	435,803
Hess Corp.	2,457	164,152
Inpex Corp.	9,175	95,968
Lundin Petroleum AB	1,666	56,616
Marathon Oil Corp.	7,207	97,871
Noble Energy, Inc.	4,287	106,489
Oil Search Ltd.	12,301	62,584

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Pioneer Natural Resources Co.	1,499	$226,904
PrairieSky Royalty Ltd. (x)	1,882	22,073
Santos Ltd.	15,870	91,099
Woodside Petroleum Ltd.	8,391	202,443

		3,200,569

Total Oil, Gas & Consumable Fuels		14,352,383

Paper & Forest Products (1.9%)
Forest Products (0.1%)
West Fraser Timber Co. Ltd.	476	20,997

Paper Products (1.8%)
Mondi plc	4,352	102,178
Oji Holdings Corp.	7,728	42,319
Stora Enso OYJ, Class R	5,214	75,826
UPM-Kymmene OYJ	4,784	165,870

		386,193

Total Paper & Forest Products		407,190

Total Common Stocks (99.8%) (Cost $22,202,022)		21,378,564

	Number of Rights	Value (Note 1)
RIGHTS:
Oil, Gas & Consumable Fuels (0.0%)
Integrated Oil & Gas (0.0%)
Repsol SA, expiring 1/7/20 (Cost $6,095) (x)*	12,898	6,120

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.4%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $71,247, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $72,665. (xx)	$71,241	71,241
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $9,573, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $9,764. (xx)	9,572	9,572

Total Repurchase Agreements		80,813

Total Short-Term Investments (0.4%) (Cost $80,813)		80,813

Total Investments in Securities (100.2%) (Cost $22,288,930)		21,465,497
Other Assets Less Liabilities (-0.2%)		(37,523)

Net Assets (100%)		$21,427,974

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $369,436. This was collateralized by $307,512 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.625%, maturing 1/7/20 - 2/15/49 and by cash of $80,813 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Country Diversification As a Percentage of Total Net Assets
Australia	13.4%
Austria	0.5
Canada	10.7
Chile	0.4
Finland	1.1
France	5.5
Germany	0.2
Israel	0.1
Italy	1.7
Japan	2.1
Luxembourg	0.5
Netherlands	9.9
Norway	1.5
Portugal	0.4
Russia	0.1
Singapore	0.2
South Africa	1.3
Spain	1.0
Sweden	0.6
Switzerland	1.4
United Kingdom	5.8
United States	41.5
Zambia	0.3
Cash and Other	(0.2)

100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Staples	$360,041	$52,750	$—	$412,791
Energy	8,360,876	5,991,507	—	14,352,383
Materials	2,481,796	4,131,594	—	6,613,390
Rights
Energy	—	6,120	—	6,120
Short-Term Investments
Repurchase Agreements	—	80,813	—	80,813

Total Assets	$11,202,713	$10,262,784	$—	$21,465,497

Total Liabilities	$—	$—	$—	$—

Total	$11,202,713	$10,262,784	$—	$21,465,497

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$28	$28

Total	$28	$28

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(14)	$(14)

Total	$(14)	$(14)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $2,000 for one month during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$3,994,208
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,948,038

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,868,011
Aggregate gross unrealized depreciation	(2,854,632)

Net unrealized depreciation	$(986,621)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$22,452,118

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $22,208,117)	$21,384,684
Repurchase Agreements (Cost $80,813)	80,813
Cash	64,019
Foreign cash (Cost $22,400)	22,765
Dividends, interest and other receivables	18,631
Receivable from investment manager	5,830
Receivable for Portfolio shares sold	3,204
Securities lending income receivable	67
Other assets	923

Total assets	21,580,936

LIABILITIES
Payable for return of collateral on securities loaned	80,813
Payable for Portfolio shares redeemed	6,908
Distribution fees payable – Class IB	1,466
Trustees’ fees payable	18
Accrued expenses	63,757

Total liabilities	152,962

NET ASSETS	$21,427,974

Net assets were comprised of:
Paid in capital	$24,507,878
Total distributable earnings (loss)	(3,079,904)

Net assets	$21,427,974

Class IB
Net asset value, offering and redemption price per share, $7,075,239 / 922,063 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.67

Class K
Net asset value, offering and redemption price per share, $14,352,735 / 1,870,906 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.67

(x)	Includes value of securities on loan of $369,436.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $37,137 foreign withholding tax)	$1,188,963
Interest	1,812
Securities lending (net)	2,579

Total income	1,193,354

EXPENSES
Investment management fees	101,562
Custodian fees	58,000
Professional fees	44,196
Administrative fees	30,021
Printing and mailing expenses	21,986
Distribution fees – Class IB	16,845
Trustees’ fees	637
Miscellaneous	11,497

Gross expenses	284,744
Less: Waiver from investment manager	(131,583)
Reimbursement from investment manager	(4,266)

Net expenses	148,895

NET INVESTMENT INCOME (LOSS)	1,044,459

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(433,639)
Forward foreign currency contracts	28
Foreign currency transactions	4,668

Net realized gain (loss)	(428,943)

Change in unrealized appreciation (depreciation) on:
Investments in securities	1,485,160
Forward foreign currency contracts	(14)
Foreign currency translations	512

Net change in unrealized appreciation (depreciation)	1,485,658

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,056,715

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,101,174

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,044,459	$585,807
Net realized gain (loss)	(428,943)	(227,433)
Net change in unrealized appreciation (depreciation)	1,485,658	(3,273,129)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,101,174	(2,914,755)

Distributions to shareholders:
Class IB	(335,580)	(172,508)
Class K	(712,386)	(409,143)

Total distributions to shareholders	(1,047,966)	(581,651)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 266,330 and 194,029 shares, respectively ]	2,088,904	1,665,026
Capital shares issued in reinvestment of dividends [ 45,079 and 22,461 shares, respectively ]	335,580	172,508
Capital shares repurchased [ (193,779) and (135,312) shares, respectively ]	(1,478,561)	(1,188,448)

Total Class IB transactions	945,923	649,086

Class K
Capital shares sold [ 208,157 and 51,192 shares, respectively ]	1,606,253	439,647
Capital shares issued in reinvestment of dividends [ 95,729 and 53,288 shares, respectively ]	712,386	409,143
Capital shares repurchased [ (148,914) and (271,112) shares, respectively ]	(1,166,953)	(2,367,093)

Total Class K transactions	1,151,686	(1,518,303)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,097,609	(869,217)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,150,817	(4,365,623)
NET ASSETS:
Beginning of year	18,277,157	22,642,780

End of year	$21,427,974	$18,277,157

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019		2018	2017	2016	2015
Net asset value, beginning of year	$7.25		$8.69	$7.95	$6.27	$8.77

Income (loss) from investment operations:
Net investment income (loss) (e)	0.39	#	0.22	0.19	0.17	0.24
Net realized and unrealized gain (loss)	0.41		(1.44)	0.76	1.68	(2.51)

Total from investment operations	0.80		(1.22)	0.95	1.85	(2.27)

Less distributions:
Dividends from net investment income	(0.38)		(0.22)	(0.21)	(0.17)	(0.23)

Net asset value, end of year	$7.67		$7.25	$8.69	$7.95	$6.27

Total return	11.20%		(14.14)%	12.10%	29.48%	(25.76)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,075		$5,834	$6,284	$5,680	$2,097
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%		0.90%	0.90%	0.90%	0.93%
Before waivers and reimbursements (f)	1.57%		1.46%	1.52%	1.61%	1.84%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	5.04	%(g)	2.54%	2.41%	2.32%	3.01%
Before waivers and reimbursements (f)	4.37	%(g)	1.98%	1.79%	1.62%	2.11%
Portfolio turnover rate^	10%		10%	13%	18%	56%

	Year Ended December 31,
Class K	2019		2018	2017	2016	2015
Net asset value, beginning of year	$7.25		$8.69	$7.95	$6.27	$8.77

Income (loss) from investment operations:
Net investment income (loss) (e)	0.41	#	0.24	0.21	0.19	0.26
Net realized and unrealized gain (loss)	0.41		(1.44)	0.76	1.68	(2.51)

Total from investment operations	0.82		(1.20)	0.97	1.87	(2.25)

Less distributions:
Dividends from net investment income	(0.40)		(0.24)	(0.23)	(0.19)	(0.25)

Net asset value, end of year	$7.67		$7.25	$8.69	$7.95	$6.27

Total return	11.48%		(13.90)%	12.36%	29.81%	(25.57)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,353		$12,443	$16,359	$17,352	$13,197
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.65%		0.65%	0.65%	0.65%	0.68%
Before waivers and reimbursements (f)	1.32%		1.20%	1.28%	1.35%	1.63%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	5.19	%(g)	2.79%	2.66%	2.68%	3.33%
Before waivers and reimbursements (f)	4.52	%(g)	2.24%	2.03%	1.97%	2.38%
Portfolio turnover rate^	10%		10%	13%	18%	56%
#	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.28 and $0.29 for Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(g)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 1.52% lower.

See Notes to Financial Statements.

1290 VT REAL ESTATE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	21.75%	5.40%	5.95%
Portfolio – Class K Shares*	22.08	5.67	6.22
FTSE EPRA/NAREIT Developed Index	23.06	6.53	7.20

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 21.75% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index, which returned 23.06% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sub-industries that contributed most to performance were Industrial Real Estate Investment Trusts (REITs), Residential REITs, Office REITs, Diversified REITs and Retail REITs.

•	The five stocks that contributed most to performance were Prologis Inc., Welltower Inc., Equity Residential, AvalonBay Communities, Inc. and Vonovia SE.

What hurt performance during the year:

•	The sub-industries that detracted most from performance were Real Estate Services, Health Care Facilities, Real Estate Development, Hotels, Resorts & Cruise Lines and Specialized Finance.

•	The five stocks that detracted most from performance were Simon Property Group, Inc., The Macerich Co., Deutsche Wohnen SE, Intu Properties plc and Taubman Centers, Inc.

Sector Weightings as of December 31, 2019	% of Net Assets
Real Estate	98.6%
Repurchase Agreements	1.2
Exchange Traded Funds	0.5
Health Care	0.2
Closed End Funds	0.1
Consumer Discretionary	0.1
Cash and Other	(0.7)

100.0%

1290 VT REAL ESTATE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,063.70	$4.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.13	4.58
Class K
Actual	1,000.00	1,065.10	3.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.42	3.31

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.90% and 0.65% respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Equity Real Estate Investment Trusts (REITs) (80.3%)
Diversified REITs (9.8%)
Activia Properties, Inc. (REIT)	13	$65,087
American Assets Trust, Inc. (REIT)	891	40,897
Armada Hoffler Properties, Inc. (REIT)	1,000	18,350
Artis REIT (REIT)	2,256	20,674
BMO Real Estate Investments Ltd. (REIT)	4,475	4,979
Charter Hall Long Wale REIT (REIT)	7,500	28,947
Cofinimmo SA (REIT)	480	70,532
Colony Capital, Inc. (REIT)	8,898	42,265
Cominar REIT (REIT)	3,386	36,923
Custodian Reit plc (REIT)	7,032	10,619
Daiwa House REIT Investment Corp. (REIT)	35	91,353
Empire State Realty Trust, Inc. (REIT), Class A	2,754	38,446
Essential Properties Realty Trust, Inc. (REIT)	1,500	37,215
Gecina SA (REIT)	967	173,116
Global Net Lease, Inc. (REIT)	1,656	33,584
GPT Group (The) (REIT)	36,363	142,899
H&R REIT (REIT)	5,341	86,785
Hulic Reit, Inc. (REIT)	21	38,113
Icade (REIT)	596	64,881
Kenedix Office Investment Corp. (REIT)	7	53,987
Land Securities Group plc (REIT)	13,362	175,223
Lar Espana Real Estate SOCIMI SA (REIT)	1,189	9,469
Leasinvest Real Estate SCA (REIT)	14	1,775
Liberty Property Trust (REIT)	2,901	174,205
LondonMetric Property plc (REIT)	15,231	47,734
LXI REIT plc (REIT) (m)	9,726	18,036
Merlin Properties SOCIMI SA (REIT)	6,186	88,748
Mirvac Group (REIT)	73,288	163,547
NIPPON REIT Investment Corp. (REIT)	8	35,194
Nomura Real Estate Master Fund, Inc. (REIT)	81	138,361
Premier Investment Corp. (REIT)	23	32,514
PS Business Parks, Inc. (REIT)	373	61,497
RDI REIT plc (REIT)	4,728	8,204
Schroder REIT Ltd. (REIT)	9,683	7,093
Sekisui House Reit, Inc. (REIT)	74	62,248
Standard Life Investment Property Income Trust Ltd. (REIT)	7,581	9,138
Stockland (REIT)	44,735	145,035
STORE Capital Corp. (REIT)	3,974	147,992
Suntec REIT (REIT)	38,349	52,465
Tokyu REIT, Inc. (REIT)	16	30,320
United Urban Investment Corp. (REIT)	55	103,060
VEREIT, Inc. (REIT)	19,978	184,597
Washington REIT (REIT)	1,480	43,186
WP Carey, Inc. (REIT)	3,200	256,128

		3,095,421

Health Care REITs (7.7%)
Aedifica SA (REIT)	464	58,917
Assura plc (REIT)	44,236	45,587
CareTrust REIT, Inc. (REIT)	1,761	36,329
Healthcare Realty Trust, Inc. (REIT)	2,465	82,257
Healthcare Trust of America, Inc. (REIT), Class A	3,840	116,275
Healthpeak Properties, Inc. (REIT)	9,172	316,159
Impact Healthcare Reit plc (REIT) (m)	3,950	5,651
LTC Properties, Inc. (REIT)	727	32,548
Medical Properties Trust, Inc. (REIT)	9,578	202,192
National Health Investors, Inc. (REIT)	776	63,228
NorthWest Healthcare Properties REIT (REIT)	1,911	17,557
Omega Healthcare Investors, Inc. (REIT)	4,085	173,000
Physicians Realty Trust (REIT)	3,485	66,006
Primary Health Properties plc (REIT)	22,477	47,637
Sabra Health Care REIT, Inc. (REIT)	3,546	75,672
Senior Housing Properties Trust (REIT)	4,386	37,018
Target Healthcare REIT plc (REIT)	8,538	13,119
Universal Health Realty Income Trust (REIT)	240	28,166
Ventas, Inc. (REIT)	6,950	401,293
Welltower, Inc. (REIT)	7,617	622,918

		2,441,529

Hotel & Resort REITs (3.2%)
Apple Hospitality REIT, Inc. (REIT)	3,906	63,472
CDL Hospitality Trusts (REIT)	14,688	17,692
Chatham Lodging Trust (REIT)	850	15,589
DiamondRock Hospitality Co. (REIT)	3,728	41,306
Hersha Hospitality Trust (REIT)	637	9,268
Host Hotels & Resorts, Inc. (REIT)	13,281	246,363
Invincible Investment Corp. (REIT)	91	51,842
Japan Hotel REIT Investment Corp. (REIT)	83	62,028
Park Hotels & Resorts, Inc. (REIT)	4,437	114,785
Pebblebrook Hotel Trust (REIT)	2,405	64,478
RLJ Lodging Trust (REIT)	3,141	55,658
Ryman Hospitality Properties, Inc. (REIT)	848	73,488
Service Properties Trust (REIT)	3,029	73,696
Summit Hotel Properties, Inc. (REIT)	1,909	23,557
Sunstone Hotel Investors, Inc. (REIT)	4,160	57,907
Xenia Hotels & Resorts, Inc. (REIT) (x)	2,093	45,230

		1,016,359

Industrial REITs (9.6%)
Americold Realty Trust (REIT)	3,567	125,059
Ascendas REIT (REIT)	54,982	121,415
Dream Industrial REIT (REIT)	2,030	20,541
Duke Realty Corp. (REIT)	6,851	237,524
EastGroup Properties, Inc. (REIT)	739	98,043
First Industrial Realty Trust, Inc. (REIT)	2,336	96,967
Frasers Logistics & Industrial Trust (REIT) (m)	31,017	28,597

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
GLP J-Reit (REIT)	67	$83,183
Granite REIT (REIT) (x)	1,027	52,182
Hansteen Holdings plc (REIT)	7,774	11,986
Industrial & Infrastructure Fund Investment Corp. (REIT)	31	47,275
Industrial Logistics Properties Trust (REIT)	1,200	26,904
Innovative Industrial Properties, Inc. (REIT) (x)	200	15,174
Japan Logistics Fund, Inc. (REIT)	16	40,804
LaSalle Logiport REIT (REIT)	25	37,113
Lexington Realty Trust (REIT)	4,488	47,663
Mapletree Industrial Trust (REIT)	28,701	55,484
Mapletree Logistics Trust (REIT)	47,679	61,684
Mitsui Fudosan Logistics Park, Inc. (REIT)	7	31,085
Monmouth Real Estate Investment Corp. (REIT)	1,712	24,790
Montea C.V.A (REIT)	224	20,352
Nippon Prologis REIT, Inc. (REIT)	38	96,666
Prologis, Inc. (REIT)	11,773	1,049,446
Rexford Industrial Realty, Inc. (REIT)	2,080	94,994
Segro plc (REIT)	20,418	242,654
STAG Industrial, Inc. (REIT)	2,465	77,820
Summit Industrial Income REIT (REIT) (x)	1,920	17,832
Terreno Realty Corp. (REIT)	1,246	67,458
Tritax Big Box REIT plc (REIT)	31,973	63,019
Warehouses De Pauw CVA (CVA) (REIT)	333	60,586

		3,054,300

Office REITs (12.6%)
Alexandria Real Estate Equities, Inc. (REIT)	2,133	344,650
Allied Properties REIT (REIT)	2,175	87,214
alstria office REIT-AG (REIT)	2,950	55,426
Befimmo SA (REIT)	395	23,970
Boston Properties, Inc. (REIT)	2,885	397,726
Brandywine Realty Trust (REIT)	3,242	51,061
CapitaLand Commercial Trust (REIT)	47,040	69,601
Champion REIT (REIT)	36,723	24,271
Columbia Property Trust, Inc. (REIT)	2,161	45,187
Corporate Office Properties Trust (REIT)	2,086	61,287
Cousins Properties, Inc. (REIT)	2,709	111,611
Covivio (REIT)	866	98,305
Cromwell Property Group (REIT)(x)	44,768	36,914
Daiwa Office Investment Corp. (REIT)	5	38,378
Derwent London plc (REIT)	1,924	102,196
Dexus (REIT)	20,515	168,438
Douglas Emmett, Inc. (REIT)	3,089	135,607
Dream Office REIT (REIT)	882	21,144
Easterly Government Properties, Inc. (REIT)	1,355	32,154
Equity Commonwealth (REIT)	2,244	73,671
Franklin Street Properties Corp. (REIT)	1,915	16,392
Global One Real Estate Investment Corp. (REIT)	18	23,292
Great Portland Estates plc (REIT)	4,775	54,395
Hibernia REIT plc (London Stock Exchange) (REIT)	10,301	16,500
Hibernia REIT plc (Turquoise Stock Exchange) (REIT)	2,543	4,022
Highwoods Properties, Inc. (REIT)	1,897	92,782
Hudson Pacific Properties, Inc. (REIT)	2,827	106,437
Ichigo Office REIT Investment (REIT)	22	22,839
Inmobiliaria Colonial SOCIMI SA (REIT)	6,117	77,946
Intervest Offices & Warehouses NV (REIT)	412	11,831
Invesco Office J-Reit, Inc. (REIT)	162	33,517
Japan Excellent, Inc. (REIT)	22	35,595
Japan Prime Realty Investment Corp. (REIT)	16	70,167
Japan Real Estate Investment Corp. (REIT)	25	165,662
JBG SMITH Properties (REIT)	2,273	90,670
Keppel REIT (REIT)	36,962	34,078
Kilroy Realty Corp. (REIT)	1,943	163,018
Mack-Cali Realty Corp. (REIT)	1,596	36,915
Manulife US REIT (REIT) (m)	26,550	26,550
MCUBS MidCity Investment Corp. (REIT) (x)	28	30,408
Mori Hills REIT Investment Corp. (REIT)	29	48,175
Mori Trust Sogo Reit, Inc. (REIT)	18	32,271
Nippon Building Fund, Inc. (REIT)	24	175,602
NSI NV (REIT)	333	16,211
Office Properties Income Trust (REIT)	884	28,412
Orix JREIT, Inc. (REIT)	49	106,113
Paramount Group, Inc. (REIT)	3,647	50,766
Piedmont Office Realty Trust, Inc. (REIT), Class A	2,316	51,508
Regional REIT Ltd. (REIT) (m)	6,870	10,301
SL Green Realty Corp. (REIT)	1,485	136,442
Vornado Realty Trust (REIT)	3,223	214,329
Workspace Group plc (REIT)	2,482	39,057

		4,001,014

Residential REITs (12.7%)
Advance Residence Investment Corp. (REIT)	24	75,984
American Campus Communities, Inc. (REIT)	2,549	119,879
American Homes 4 Rent (REIT), Class A	4,787	125,467
Apartment Investment & Management Co. (REIT), Class A	2,754	142,244
AvalonBay Communities, Inc. (REIT)	2,646	554,866
Boardwalk REIT (REIT)	707	25,007
Camden Property Trust (REIT)	1,745	185,144
Canadian Apartment Properties REIT (REIT)	3,027	123,570
Civitas Social Housing plc (REIT) (m)	11,677	14,122
Comforia Residential REIT, Inc. (REIT)	11	34,826
Empiric Student Property plc (REIT)	10,943	14,133

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Equity LifeStyle Properties, Inc. (REIT)	3,230	$227,360
Equity Residential (REIT)	6,875	556,325
Essex Property Trust, Inc. (REIT)	1,220	367,049
GCP Student Living plc (REIT)	7,665	20,103
Independence Realty Trust, Inc. (REIT)	1,662	23,401
InterRent REIT (REIT)	2,119	25,522
Investors Real Estate Trust (REIT)	214	15,515
Invitation Homes, Inc. (REIT)	9,966	298,681
Irish Residential Properties REIT plc (REIT)	8,215	14,651
Japan Rental Housing Investments, Inc. (REIT)	28	27,393
Kenedix Residential Next Investment Corp. (REIT)	17	32,011
Killam Apartment REIT (REIT)	1,572	22,928
Mid-America Apartment Communities, Inc. (REIT)	2,120	279,543
Nippon Accommodations Fund, Inc. (REIT)	9	56,822
Northview Apartment REIT (REIT)	891	20,337
Sun Communities, Inc. (REIT)	1,706	256,071
Triple Point Social Housing REIT plc (REIT)(m)	5,936	7,077
UDR, Inc. (REIT)	5,406	252,460
UNITE Group plc (The) (REIT)	5,351	89,308
Xior Student Housing NV (REIT) (m)	289	16,371

		4,024,170

Retail REITs (17.1%)
Acadia Realty Trust (REIT)	1,590	41,229
AEON REIT Investment Corp. (REIT)	29	39,688
Agree Realty Corp. (REIT)	758	53,189
Alexander’s, Inc. (REIT)	39	12,884
American Finance Trust, Inc. (REIT)	1,980	26,255
Ascencio (REIT)	97	6,006
British Land Co. plc (The) (REIT)	17,419	147,392
Brixmor Property Group, Inc. (REIT)	5,530	119,503
Brookfield Property REIT, Inc. (REIT), Class A	1,217	22,448
BWP Trust (REIT)	9,089	25,003
CapitaLand Mall Trust (REIT)	44,933	82,185
Carmila SA (REIT)	570	12,787
Charter Hall Retail REIT (REIT)	6,833	20,475
Choice Properties REIT (REIT) (x)	4,764	51,032
Crombie REIT (REIT)	1,648	20,230
Eurocommercial Properties NV (CVA) (REIT)	852	23,892
Federal Realty Investment Trust (REIT)	1,394	179,450
Fortune REIT (REIT)	24,962	29,119
Frasers Centrepoint Trust (REIT)	13,260	27,704
Frontier Real Estate Investment Corp. (REIT)	9	37,812
Fukuoka REIT Corp. (REIT)	13	22,134
Getty Realty Corp. (REIT)	614	20,182
Hamborner REIT AG (REIT)	1,300	14,232
Hammerson plc (REIT)	14,358	58,710
Immobiliare Grande Distribuzione SIIQ SpA (REIT)	911	6,336
Intu Properties plc (REIT)*	16,590	7,472
Japan Retail Fund Investment Corp. (REIT)	49	105,211
Kenedix Retail REIT Corp. (REIT)	10	25,447
Kimco Realty Corp. (REIT)	7,520	155,739
Kite Realty Group Trust (REIT)	1,531	29,900
Kiwi Property Group Ltd. (REIT)	29,230	30,697
Klepierre SA (REIT)	3,559	135,134
Link REIT (REIT)	39,522	418,434
Macerich Co. (The) (REIT) (x)	2,625	70,665
Mapletree Commercial Trust (REIT)	40,868	72,623
Mercialys SA (REIT)	1,141	15,781
National Retail Properties, Inc. (REIT)	3,218	172,549
NewRiver REIT plc (REIT)	5,613	14,907
Realty Income Corp. (REIT)	6,091	448,480
Regency Centers Corp. (REIT)	3,106	195,958
Retail Estates NV (REIT)	192	18,069
Retail Opportunity Investments Corp. (REIT)	2,086	36,839
Retail Properties of America, Inc. (REIT), Class A	3,967	53,158
Retail Value, Inc. (REIT)	277	10,194
RioCan REIT (REIT) (x)	5,911	121,811
RPT Realty (REIT)	1,447	21,763
Saul Centers, Inc. (REIT)	221	11,664
Scentre Group (REIT)	98,485	264,698
Seritage Growth Properties (REIT), Class A (x)	622	24,930
Shaftesbury plc (REIT)	4,158	52,048
Shopping Centres Australasia Property Group (REIT)	17,355	32,518
Simon Property Group, Inc. (REIT)	5,790	862,478
SITE Centers Corp. (REIT)	2,798	39,228
SmartCentres REIT (REIT)	2,397	57,611
Spirit Realty Capital, Inc. (REIT)	1,874	92,163
Tanger Factory Outlet Centers, Inc. (REIT) (x)	1,643	24,201
Taubman Centers, Inc. (REIT)	1,087	33,795
Unibail-Rodamco-Westfield (REIT)	2,566	404,830
Urban Edge Properties (REIT)	2,131	40,873
Urstadt Biddle Properties, Inc. (REIT), Class A	544	13,513
Vastned Retail NV (REIT)	273	8,176
Vicinity Centres (REIT)	58,665	102,509
Washington Prime Group, Inc. (REIT) (x)	3,455	12,576
Weingarten Realty Investors (REIT)	2,252	70,352
Wereldhave Belgium Comm VA (REIT)	41	3,964
Wereldhave NV (REIT)	752	16,972

		5,429,807

Specialized REITs (7.6%)
Big Yellow Group plc (REIT)	2,864	45,524
CubeSmart LP (REIT)	3,577	112,604
CyrusOne, Inc. (REIT)	2,084	136,356
Digital Realty Trust, Inc. (REIT)	3,880	464,591
EPR Properties (REIT)	1,440	101,722
Extra Space Storage, Inc. (REIT)	2,362	249,474
Four Corners Property Trust, Inc. (REIT)	1,270	35,801

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Gaming and Leisure Properties, Inc. (REIT)	3,772	$162,385
Keppel DC REIT (REIT)	22,650	35,029
Life Storage, Inc. (REIT)	864	93,554
National Storage Affiliates Trust (REIT)	1,101	37,016
Public Storage (REIT)	2,812	598,843
QTS Realty Trust, Inc. (REIT), Class A	1,065	57,797
Safestore Holdings plc (REIT)	3,820	40,783
VICI Properties, Inc. (REIT)	8,603	219,807

		2,391,286

Total Equity Real Estate Investment Trusts (REITs)		25,453,886

Health Care Providers & Services (0.2%)
Health Care Facilities (0.2%)
Chartwell Retirement Residences	4,001	42,828

Total Health Care Providers & Services		42,828

Hotels, Restaurants & Leisure (0.1%)
Hotels, Resorts & Cruise Lines (0.1%)
Pandox AB	1,657	37,505

Total Hotels, Restaurants & Leisure		37,505

Real Estate Management & Development (18.3%)
Diversified Real Estate Activities (7.0%)
Allreal Holding AG (Registered)*	265	52,682
CapitaLand Ltd.	46,770	130,404
City Developments Ltd.	8,794	71,597
Hang Lung Properties Ltd.	37,941	83,261
Mitsubishi Estate Co. Ltd.	21,732	417,919
Mitsui Fudosan Co. Ltd.	17,607	432,984
Mobimo Holding AG (Registered)*	122	36,368
New World Development Co. Ltd.	107,266	147,017
Nomura Real Estate Holdings, Inc.	2,129	51,337
Sumitomo Realty & Development Co. Ltd.	7,398	259,548
Sun Hung Kai Properties Ltd.	26,652	408,042
Tokyo Tatemono Co. Ltd.	3,711	58,369
UOL Group Ltd.	9,243	57,178

		2,206,706

Real Estate Development (1.4%)
CK Asset Holdings Ltd.	50,384	363,705
Helical plc	1,854	11,641
Sino Land Co. Ltd.	59,916	87,041

		462,387

Real Estate Operating Companies (9.9%)
ADO Properties SA (m)	540	19,443
Aeon Mall Co. Ltd.	2,219	39,579
Aroundtown SA	16,621	148,852
Atrium Ljungberg AB, Class B	860	20,751
Azrieli Group Ltd.	691	50,525
CA Immobilien Anlagen AG (x)	1,295	54,400
Capital & Counties Properties plc	13,775	47,751
Castellum AB	5,084	119,415
Catena AB	486	21,455
Citycon OYJ	1,441	15,137
Deutsche EuroShop AG	955	28,302
Deutsche Wohnen SE	6,671	272,526
Dios Fastigheter AB	1,570	14,382
Entra ASA (m)	3,147	51,976
Fabege AB	4,976	82,718
Fastighets AB Balder, Class B*	1,812	83,806
First Capital REIT (REIT)	2,485	39,555
Grainger plc	11,226	46,573
Grand City Properties SA	2,051	49,187
Hemfosa Fastigheter AB	3,005	38,916
Hiag Immobilien Holding AG	52	5,803
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	250	1,405
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	21,498	123,613
Hufvudstaden AB, Class A	2,049	40,493
Hulic Co. Ltd.	6,750	81,754
Hysan Development Co. Ltd.	11,543	45,255
Kennedy-Wilson Holdings, Inc.	2,269	50,599
Klovern AB, Class B	9,408	23,082
Kojamo OYJ	1,619	29,420
Kungsleden AB	3,516	36,938
LEG Immobilien AG	1,335	158,058
Nyfosa AB*	2,975	25,728
Phoenix Spree Deutschland Ltd.	1,552	6,578
PSP Swiss Property AG (Registered)	731	100,911
Samhallsbyggnadsbolaget i Norden AB	8,700	21,317
Sirius Real Estate Ltd.	17,593	20,624
Swire Properties Ltd.	19,736	65,472
Swiss Prime Site AG (Registered)*	1,399	161,757
TAG Immobilien AG*	2,356	58,563
TLG Immobilien AG	1,734	55,336
Vonovia SE	10,194	548,861
Wallenstam AB, Class B	3,039	36,729
Wharf Real Estate Investment Co. Ltd.	22,802	139,142
Wihlborgs Fastigheter AB	2,476	45,600

		3,128,287

Total Real Estate Management & Development		5,797,380

Total Common Stocks (98.9%) (Cost $25,796,235)		31,331,599

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
CLOSED END FUNDS:
BMO Commercial Property Trust	9,834	$15,058
Picton Property Income Ltd. (The) (REIT)	10,213	13,122
UK Commercial Property REIT Ltd. (REIT)	12,193	14,342

Total Closed End Funds (0.1%) (Cost $41,487)		42,522

EXCHANGE TRADED FUNDS (ETF):
Equity (0.5%)
iShares International Developed Real Estate ETF (x)	2,615	78,973
iShares U.S. Real Estate ETF (x)	849	79,025

Total Exchange Traded Funds (0.5%) (Cost $152,722)		157,998

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.2%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $297,263, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $303,179. (xx)	$297,235	297,235
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $39,123, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $39,900. (xx)	39,117	39,117
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $26,674, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $29,042. (xx)	26,671	26,671

Total Repurchase Agreements		363,023

Total Short-Term Investments (1.2%) (Cost $363,023)		363,023

Total Investments in Securities (100.7%) (Cost $26,353,467)		31,895,142
Other Assets Less Liabilities (-0.7%)		(210,178)

Net Assets (100%)		$31,684,964

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $198,124 or 0.6% of net assets.

(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $490,855. This was collateralized by $148,356 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $363,023 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVA	— Dutch Certification

Country Diversification As a Percentage of Total Net Assets
Australia	3.6%
Austria	0.2
Belgium	0.9
Canada	2.9
Finland	0.1
France	2.9
Germany	4.5
Guernsey	0.1
Hong Kong	6.1
Ireland	0.1
Israel	0.2
Italy	0.0 #
Japan	11.6
Netherlands	0.2
New Zealand	0.1
Norway	0.2
Singapore	3.0
Spain	0.6
Sweden	2.0
Switzerland	1.1
United Kingdom	4.9
United States	55.4
Cash and Other	(0.7)

100.0%

#	Percent shown is less than 0.05%.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Closed End Funds	$—	$42,522	$—	$42,522
Common Stocks
Consumer Discretionary	—	37,505	—	37,505
Health Care	42,828	—	—	42,828
Real Estate	17,909,259	13,342,007	—	31,251,266
Exchange Traded Funds	157,998	—	—	157,998
Short-Term Investments
Repurchase Agreements	—	363,023	—	363,023

Total Assets	$18,110,085	$13,785,057	$—	$31,895,142

Total Liabilities	$—	$—	$—	$—

Total	$18,110,085	$13,785,057	$—	$31,895,142

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(43)	$(43)

Total	$(43)	$(43)

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $6,000 for eight days during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$8,539,198
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$8,148,426

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,569,786
Aggregate gross unrealized depreciation	(1,900,403)

Net unrealized appreciation	$4,669,383

Federal income tax cost of investments in securities and derivative instruments, if applicable	$27,225,759

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $25,990,444)	$31,532,119
Repurchase Agreements (Cost $363,023)	363,023
Cash	53,379
Foreign cash (Cost $21,157)	21,395
Dividends, interest and other receivables	141,295
Receivable from investment manager	8,341
Receivable for Portfolio shares sold	8,190
Securities lending income receivable	265
Other assets	123

Total assets	32,128,130

LIABILITIES
Payable for return of collateral on securities loaned	363,023
Distribution fees payable – Class IB	3,332
Payable for Portfolio shares redeemed	397
Trustees’ fees payable	13
Accrued expenses	76,401

Total liabilities	443,166

NET ASSETS	$31,684,964

Net assets were comprised of:
Paid in capital	$27,088,081
Total distributable earnings (loss)	4,596,883

Net assets	$31,684,964

Class IB
Net asset value, offering and redemption price per share, $15,893,344 / 1,371,959 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.58

Class K
Net asset value, offering and redemption price per share, $15,791,620 / 1,359,087 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.62

(x)	Includes value of securities on loan of $490,855.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $51,435 foreign withholding tax)	$851,937
Interest	957
Securities lending (net)	3,468

Total income	856,362

EXPENSES
Investment management fees	150,164
Custodian fees	65,910
Professional fees	52,732
Licensing fees	43,612
Distribution fees – Class IB	36,589
Administrative fees	30,002
Printing and mailing expenses	21,651
Trustees’ fees	940
Miscellaneous	3,636

Gross expenses	405,236
Less: Waiver from investment manager	(173,352)

Net expenses	231,884

NET INVESTMENT INCOME (LOSS)	624,478

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	442,328
Forward foreign currency contracts	(43)
Foreign currency transactions	(1,158)

Net realized gain (loss)	441,127

Change in unrealized appreciation (depreciation) on:
Investments in securities	4,651,958
Foreign currency translations	219

Net change in unrealized appreciation (depreciation)	4,652,177

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,093,304

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,717,782

See Notes to Financial Statements.

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1290 VT REAL ESTATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$624,478	$831,563
Net realized and unrealized gain (loss)	441,127	171,563
Net change in unrealized appreciation (depreciation)	4,652,177	(2,517,577)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,717,782	(1,514,451)

Distributions to shareholders:
Class IB	(774,198)	(394,673)
Class K	(799,273)	(493,031)

Total distributions to shareholders	(1,573,471)	(887,704)

Tax return of capital:
Class IB	(28,257)	(92,905)
Class K	(29,327)	(116,057)

Total	(57,584)	(208,962)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 307,984 and 124,025 shares, respectively ]	3,543,936	1,340,485
Capital shares issued in reinvestment of dividends and distributions [ 71,237 and 46,234 shares, respectively ]	802,455	487,578
Capital shares repurchased [ (214,945) and (178,397) shares, respectively ]	(2,467,309)	(1,934,529)

Total Class IB transactions	1,879,082	(106,466)

Class K
Capital shares sold [ 120,484 and 57,132 shares, respectively ]	1,384,976	618,163
Capital shares issued in reinvestment of dividends and distributions [ 73,346 and 57,602 shares, respectively ]	828,600	609,088
Capital shares repurchased [ (253,318) and (119,053) shares, respectively ]	(2,878,043)	(1,285,345)

Total Class K transactions	(664,467)	(58,094)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,214,615	(164,560)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,301,342	(2,775,677)
NET ASSETS:
Beginning of year	26,383,622	29,159,299

End of year	$31,684,964	$26,383,622

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.03	$11.03	$10.45	$10.17	$10.46

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.31	0.27	0.22	0.14
Net realized and unrealized gain (loss)	1.94	(0.89)	0.80	0.27	(0.36)

Total from investment operations	2.17	(0.58)	1.07	0.49	(0.22)

Less distributions:
Dividends from net investment income	(0.53)	(0.34)	(0.38)	(0.07)	(0.06)
Distributions from net realized gains	(0.07)	—	(0.09)	(0.14)	(0.01)
Return of capital	(0.02)	(0.08)	(0.02)	—	—

Total dividends and distributions	(0.62)	(0.42)	(0.49)	(0.21)	(0.07)

Net asset value, end of year	$11.58	$10.03	$11.03	$10.45	$10.17

Total return	21.75%	(5.46)%	10.22%	4.67%	(2.02)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$15,893	$12,114	$13,416	$12,294	$9,155
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%	0.90%	0.90%	0.91%	1.13%**
Before waivers and reimbursements (f)	1.48%	1.40%	1.31%	1.41%	1.58%**
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.96%	2.84%	2.46%	2.11%	1.36%
Before waivers and reimbursements (f)	1.38%	2.34%	2.05%	1.61%	0.91%
Portfolio turnover rate^	27%	15%	30%	57%	55%

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.06	$11.06	$10.47	$10.20	$10.46

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25	0.34	0.29	0.24	0.15
Net realized and unrealized gain (loss)	1.95	(0.89)	0.81	0.27	(0.34)

Total from investment operations	2.20	(0.55)	1.10	0.51	(0.19)

Less distributions:
Dividends from net investment income	(0.54)	(0.37)	(0.40)	(0.10)	(0.06)
Distributions from net realized gains	(0.07)	—	(0.09)	(0.14)	(0.01)
Return of capital	(0.03)	(0.08)	(0.02)	—	—

Total dividends and distributions	(0.64)	(0.45)	(0.51)	(0.24)	(0.07)

Net asset value, end of year	$11.62	$10.06	$11.06	$10.47	$10.20

Total return	22.08%	(5.21)%	10.56%	4.81%	(1.73)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$15,792	$14,269	$15,743	$18,263	$18,619
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.65%	0.65%	0.65%	0.66%	0.88%**
Before waivers and reimbursements (f)	1.22%	1.15%	1.07%	1.16%	1.33%**
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.19%	3.09%	2.68%	2.30%	1.46%
Before waivers and reimbursements (f)	1.62%	2.59%	2.26%	1.79%	1.02%
Portfolio turnover rate^	27%	15%	30%	57%	55%
**	Includes Interest Expense of 0.03% for the year ended December 31, 2015.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 VT SMALL CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Horizon Kinetics Asset Management LLC (Effective June 25, 2019, Horizon Kinetics Asset Management LLC replaced Horizon Asset Management LLC as a Sub-Adviser to the Portfolio).

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*,**	25.84%	7.34%	6.55%
Portfolio – Class K Shares*	26.06	7.58	6.79
Russell 2000® Value Index	22.39	6.99	6.87

* Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.84% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 2000® Value Index, which returned 22.39% over the same period.

What helped performance during the year:

•

Texas Pacific Land Trust (TPL) was the largest contributor to relative returns. TPL continues to experience organic growth from high margin royalty and land easements revenues from companies operating on its acreage, and it has been scaling operations at its water services business. During 2019, the company began to explore conversion to a C Corp., which, we believe, would be to the benefit of investors.

•

Stock selection within the communication services sector contributed positively to returns, in particular, Live Nation Entertainment, Inc. Unlike many companies struggling in the traditional media landscape, the company is uniquely positioned in live event promotion and management, and related ticketing.

•

Stock selection within the energy and industrials sectors also contributed positively to relative returns. Within industrials, ship broker Clarkson plc shares rose during the year as shipping rates and volumes began to recover off cyclical lows.

•

DREAM Unlimited Corp. (Dream) announced plans to sell its Dream Global Real Estate Investment Trust (REIT) to Blackstone Group Inc. in a deal that is favorable to Dream and reflects the value created in the REIT since its inception.

What hurt performance during the year:

•

Stock selection within the consumer discretionary sector detracted from relative returns. Civeo Corp. shares fell as commodities prices remained subdued. While long-term contracted revenues remain stable, this situation impacted Civeo’s ability to obtain new long-term business, as operators are capital constrained.

•

Underweight exposure to the information technology sector detracted from relative returns, though each of the Portfolio’s holdings classified as information technology posted substantial returns, with CACI International, Inc.’s shares rising 73% and EchoStar Corp.’s shares increasing almost 45%. The Portfolio’s underexposusre to information technology is by design, as many of the information technology companies that are not excessively valued operate in cyclical, capital intensive industries (i.e., semiconductors and electrical distribution).

1290 VT SMALL CAP VALUE PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Horizon Asset Management, LLC

During 2019, an inflection point was reached: for the first time, assets under management in passive funds (ETFs and mutual funds) equaled, then exceeded, assets under management in actively managed funds. Equities continued to trade at what we view as generous valuations, apparently reflecting the assumption that the current moderate growth, low inflation, and low interest rate environment will persist indefinitely. However, we believe that the status quo cannot continue indefinitely.

Continued demand for index products provides a theoretical “floor” valuation for securities held in the major indexes, but there are increasingly evident risks to allocating all of one’s equity portfolio to the major indexes. These risks include any change in the status quo of low interest rates, moderate growth, and low inflation, as well as changes affecting the largest holdings in the indexes, such as market saturation and slowing growth. As more and more of the market is concentrated in the same securities and sectors, the risks only become greater. We believe that it has never been more important to seek diversification away from the market.

If one looks outside the major indexes, we believe there are many attractive opportunities that are less sensitive to these risks, including cyclical industries that have been out of favor, such as shipping businesses, energy royalty and services businesses, and companies related to hard assets, such as mining royalty and land companies. These require independent research, as most are not well covered by the major financial institutions or the financial media, as well as patience on behalf of the investor. However, we believe that many such companies appear likely to create significant value over the fullness of time.

Sector Weightings as of December 31, 2019	% of Net Assets
Energy	23.1%
Financials	17.8
Industrials	13.7
Real Estate	11.8
Information Technology	7.2
Consumer Discretionary	5.8
Communication Services	5.4
Consumer Staples	4.2
Utilities	3.7
Health Care	2.6
Materials	2.6
Repurchase Agreements	1.5
Investment Company	0.8
Cash and Other	(0.2)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

1290 VT SMALL CAP VALUE PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,050.50	$5.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	1,051.10	4.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (5.4%)
Diversified Telecommunication Services (0.3%)
ATN International, Inc.	1,554	$86,076
Bandwidth, Inc., Class A*	394	25,236
Cincinnati Bell, Inc.*	6,933	72,588
Consolidated Communications Holdings, Inc. (x)	9,603	37,259
Frontier Communications Corp. (x)*	15,253	13,569
IDT Corp., Class B*	627	4,521
Intelsat SA (x)*	9,297	65,358
Iridium Communications, Inc.*	13,951	343,753
ORBCOMM, Inc.*	2,071	8,719
Pareteum Corp. (x)*	8,524	3,727
Vonage Holdings Corp.*	10,214	75,686

		736,492

Entertainment (4.1%)
AMC Entertainment Holdings, Inc., Class A (x)	7,176	51,954
Eros International plc*	9,226	31,276
Gaia, Inc. (x)*	1,464	11,697
Lions Gate Entertainment Corp., Class B*	43,600	432,948
Live Nation Entertainment, Inc.*	159,400	11,392,318
Marcus Corp. (The)	3,118	99,059
Reading International, Inc., Class A*	2,173	24,316
Rosetta Stone, Inc.*	2,535	45,985

		12,089,553

Interactive Media & Services (0.3%)
Care.com, Inc.*	277	4,164
Cars.com, Inc.*	8,107	99,068
COOKPAD, Inc.*	254,000	832,212
DHI Group, Inc.*	7,328	22,057
Meet Group, Inc. (The)*	3,328	16,673
TrueCar, Inc.*	2,104	9,994

		984,168

Media (0.7%)
Boston Omaha Corp., Class A (x)*	425	8,942
Clear Channel Outdoor Holdings, Inc.*	5,716	16,348
comScore, Inc.*	7,039	34,773
Cumulus Media, Inc., Class A*	2,036	35,772
Daily Journal Corp. (x)*	163	47,338
Emerald Expositions Events, Inc.	3,380	35,659
Entercom Communications Corp., Class A	16,726	77,609
Entravision Communications Corp., Class A	7,336	19,220
EW Scripps Co. (The), Class A	7,619	119,694
Fluent, Inc.*	496	1,240
Gannett Co., Inc.	16,356	104,351
Gray Television, Inc.*	7,604	163,030
Hemisphere Media Group, Inc.*	229	3,401
Lee Enterprises, Inc.*	7,632	10,837
Liberty Latin America Ltd., Class A*	6,591	127,206
Liberty Latin America Ltd., Class C*	15,878	308,986
Marchex, Inc., Class B*	5,169	19,539
MSG Networks, Inc., Class A*	6,004	104,470
National CineMedia, Inc.	7,648	55,754
Saga Communications, Inc., Class A	498	15,139
Scholastic Corp.	4,157	159,837
TEGNA, Inc.	30,504	509,112
Tribune Publishing Co.	2,519	33,150
WideOpenWest, Inc.*	3,593	26,660

		2,038,067

Wireless Telecommunication Services (0.0%)
Spok Holdings, Inc.	2,416	29,548

Total Communication Services		15,877,828

Consumer Discretionary (5.8%)
Auto Components (0.8%)
Adient plc*	12,248	260,270
American Axle & Manufacturing Holdings, Inc.*	15,728	169,233
Cooper Tire & Rubber Co.	7,028	202,055
Cooper-Standard Holdings, Inc.*	2,390	79,252
Dana, Inc.	20,206	367,749
Dorman Products, Inc.*	8,000	605,760
Modine Manufacturing Co.*	6,821	52,522
Motorcar Parts of America, Inc. (x)*	2,602	57,322
Standard Motor Products, Inc.	2,320	123,470
Stoneridge, Inc.*	3,324	97,460
Tenneco, Inc., Class A	7,115	93,207
Visteon Corp.*	3,909	338,480

		2,446,780

Automobiles (0.0%)
Winnebago Industries, Inc.	1,271	67,338

Distributors (0.0%)
Weyco Group, Inc.	905	23,937

Diversified Consumer Services (0.4%)
Adtalem Global Education, Inc.*	7,558	264,303
American Public Education, Inc.*	2,159	59,135
Carriage Services, Inc.	2,255	57,728
Collectors Universe, Inc.	79	1,821
Houghton Mifflin Harcourt Co.*	14,406	90,037
K12, Inc.*	5,079	103,358
Laureate Education, Inc., Class A*	16,539	291,252
OneSpaWorld Holdings Ltd.*	6,406	107,877
Regis Corp.*	3,071	54,879
Select Interior Concepts, Inc., Class A*	2,168	19,490
WW International, Inc.*	6,538	249,817

		1,299,697

Hotels, Restaurants & Leisure (0.9%)
BBX Capital Corp.	9,406	44,867
Biglari Holdings, Inc., Class B*	26	2,975
Boyd Gaming Corp.	1,089	32,605
Brinker International, Inc.	1,258	52,836
Carrols Restaurant Group, Inc.*	4,732	33,361

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Century Casinos, Inc.*	4,018	$31,822
Chuy’s Holdings, Inc.*	1,712	44,375
Del Taco Restaurants, Inc.*	4,131	32,655
Denny’s Corp.*	2,031	40,376
Dine Brands Global, Inc. (x)	899	75,084
Drive Shack, Inc.*	865	3,166
El Pollo Loco Holdings, Inc. (x)*	2,833	42,892
Fiesta Restaurant Group, Inc.*	3,366	33,290
Golden Entertainment, Inc.*	1,293	24,851
Habit Restaurants, Inc. (The), Class A*	2,030	21,173
Inspired Entertainment, Inc.*	193	1,303
J Alexander’s Holdings, Inc.*	1,707	16,319
Jack in the Box, Inc.	3,072	239,708
Kura Sushi USA, Inc., Class A*	206	5,243
Marriott Vacations Worldwide Corp.	4,771	614,314
Monarch Casino & Resort, Inc.*	339	16,458
Nathan’s Famous, Inc.	245	17,366
Papa John’s International, Inc.	348	21,976
Penn National Gaming, Inc.*	13,746	351,348
Potbelly Corp.*	3,018	12,736
RCI Hospitality Holdings, Inc.	1,286	26,363
Red Lion Hotels Corp.*	3,439	12,827
Red Robin Gourmet Burgers, Inc.*	1,796	59,304
Wendy’s Co. (The)	28,000	621,880
Wingstop, Inc.	326	28,111

		2,561,584

Household Durables (1.2%)
Bassett Furniture Industries, Inc.	1,314	21,917
Beazer Homes USA, Inc.*	3,925	55,460
Century Communities, Inc.*	2,210	60,443
Ethan Allen Interiors, Inc.	3,329	63,451
Flexsteel Industries, Inc.	1,086	21,633
GoPro, Inc., Class A (x)*	1,357	5,889
Green Brick Partners, Inc.*	3,062	35,152
Hooker Furniture Corp.	1,549	39,794
KB Home	9,642	330,431
La-Z-Boy, Inc.	3,606	113,517
Legacy Housing Corp.*	437	7,272
Lifetime Brands, Inc.	1,646	11,440
M.D.C. Holdings, Inc.	7,092	270,631
M/I Homes, Inc.*	3,813	150,042
Meritage Homes Corp.*	5,092	311,172
Purple Innovation, Inc. (x)*	800	6,968
Taylor Morrison Home Corp., Class A*	12,769	279,130
TRI Pointe Group, Inc.*	94,051	1,465,315
Tupperware Brands Corp.	6,788	58,241
Universal Electronics, Inc.*	186	9,720
William Lyon Homes, Class A*	4,402	87,952
ZAGG, Inc.*	3,817	30,956

		3,436,526

Internet & Direct Marketing Retail (0.2%)
Lands’ End, Inc.*	1,416	23,789
Leaf Group Ltd.*	632	2,528
Liquidity Services, Inc.*	4,039	24,072
Overstock.com, Inc. (x)*	3,271	23,061
PetMed Express, Inc. (x)	1,924	45,252
Quotient Technology, Inc.*	9,565	94,311
RealReal, Inc. (The) (x)*	1,783	33,610
Rubicon Project, Inc. (The)*	2,213	18,058
Stamps.com, Inc.*	2,315	193,349
Stitch Fix, Inc., Class A (x)*	680	17,449
Waitr Holdings, Inc. (x)*	6,072	1,955

		477,434

Leisure Products (0.2%)
Acushnet Holdings Corp.	4,915	159,737
American Outdoor Brands Corp.*	7,523	69,813
Callaway Golf Co.	13,125	278,250
Clarus Corp.	1,360	18,442
Escalade, Inc.	1,479	14,539
Johnson Outdoors, Inc., Class A	279	21,399
Sturm Ruger & Co., Inc.	223	10,488
Vista Outdoor, Inc.*	7,943	59,414

		632,082

Multiline Retail (0.1%)
Big Lots, Inc.	5,510	158,247
Dillard’s, Inc., Class A (x)	1,399	102,799
JC Penney Co., Inc. (x)*	46,527	52,110

		313,156

Specialty Retail (1.4%)
Aaron’s, Inc.	1,076	61,450
Abercrombie & Fitch Co., Class A	8,806	152,256
American Eagle Outfitters, Inc.	2,167	31,855
Ascena Retail Group, Inc. (x)*	1,189	9,114
At Home Group, Inc.*	6,409	35,249
Barnes & Noble Education, Inc.*	5,504	23,502
Bed Bath & Beyond, Inc. (x)	17,089	295,640
Buckle, Inc. (The) (x)	4,060	109,782
Caleres, Inc.	5,518	131,052
Cato Corp. (The), Class A	3,059	53,227
Chico’s FAS, Inc.	16,279	62,023
Citi Trends, Inc.	1,559	36,044
Conn’s, Inc. (x)*	2,525	31,285
Container Store Group, Inc. (The)*	2,314	9,765
Designer Brands, Inc., Class A	5,578	87,798
Express, Inc.*	9,461	46,075
GameStop Corp., Class A (x)	11,567	70,327
Genesco, Inc.*	2,030	97,278
GNC Holdings, Inc., Class A (x)*	10,944	29,549
Group 1 Automotive, Inc.	2,488	248,800
Guess?, Inc. (x)	6,451	144,373
Haverty Furniture Cos., Inc.	2,412	48,626
Hibbett Sports, Inc.*	2,307	64,688
Hudson Ltd., Class A*	5,232	80,259
J. Jill, Inc. (x)	2,464	2,784
Lithia Motors, Inc., Class A	1,210	177,870
Lumber Liquidators Holdings, Inc.*	3,327	32,505
MarineMax, Inc.*	2,662	44,429
Michaels Cos., Inc. (The) (x)*	11,928	96,498
Murphy USA, Inc.*	3,382	395,694
Office Depot, Inc.	76,541	209,722
Party City Holdco, Inc. (x)*	7,941	18,582
RH*	1,661	354,623

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
RTW RetailWinds, Inc.*	4,315	$3,456
Sally Beauty Holdings, Inc.*	16,877	308,005
Shoe Carnival, Inc. (x)	1,313	48,949
Signet Jewelers Ltd.	7,259	157,811
Sleep Number Corp.*	344	16,939
Sonic Automotive, Inc., Class A	3,400	105,400
Sportsman’s Warehouse Holdings, Inc.*	6,068	48,726
Tailored Brands, Inc. (x)	857	3,548
Tilly’s, Inc., Class A	3,132	38,367
Winmark Corp.	218	43,229
Zumiez, Inc.*	2,761	95,365

		4,162,519

Textiles, Apparel & Luxury Goods (0.6%)
Culp, Inc.	1,572	21,411
Delta Apparel, Inc.*	859	26,715
Fossil Group, Inc.*	6,491	51,149
G-III Apparel Group Ltd.*	6,181	207,063
Kontoor Brands, Inc. (x)	4,745	199,243
Movado Group, Inc.	31,164	677,505
Oxford Industries, Inc.	1,418	106,946
Rocky Brands, Inc.	1,012	29,783
Superior Group of Cos., Inc.	1,145	15,503
Unifi, Inc.*	2,003	50,596
Vera Bradley, Inc.*	2,972	35,070
Vince Holding Corp. (x)*	433	7,495
Wolverine World Wide, Inc.	5,735	193,499

		1,621,978

Total Consumer Discretionary		17,043,031

Consumer Staples (4.2%)
Beverages (0.5%)
Craft Brew Alliance, Inc. (x)*	1,561	25,756
Crimson Wine Group Ltd.*	216,400	1,601,360

		1,627,116

Food & Staples Retailing (0.3%)
Andersons, Inc. (The)	4,381	110,752
BJ’s Wholesale Club Holdings, Inc.*	10,320	234,677
Ingles Markets, Inc., Class A	1,969	93,547
Natural Grocers by Vitamin Cottage, Inc.	1,292	12,752
PriceSmart, Inc.	2,901	206,029
Rite Aid Corp. (x)*	7,823	121,022
SpartanNash Co.	4,994	71,115
United Natural Foods, Inc.*	7,402	64,841
Village Super Market, Inc., Class A	1,115	25,868
Weis Markets, Inc.	1,325	53,649

		994,252

Food Products (1.0%)
Alico, Inc.	22,958	822,585
B&G Foods, Inc. (x)	7,977	143,028
Cal-Maine Foods, Inc.	4,428	189,297
Darling Ingredients, Inc.*	23,032	646,739
Farmer Brothers Co.*	1,557	23,449
Fresh Del Monte Produce, Inc.	4,286	149,924
Hostess Brands, Inc.*	16,758	243,661
Lancaster Colony Corp.	723	115,752
Landec Corp.*	3,595	40,660
Limoneira Co.	1,604	30,845
Sanderson Farms, Inc.	441	77,713
Seneca Foods Corp., Class A*	905	36,915
Simply Good Foods Co. (The)*	11,560	329,922
Tootsie Roll Industries, Inc. (x)	281	9,593

		2,860,083

Household Products (0.1%)
Central Garden & Pet Co.*	1,501	46,636
Central Garden & Pet Co., Class A*	5,877	172,549
Oil-Dri Corp. of America	728	26,390

		245,575

Personal Products (2.2%)
BellRing Brands, Inc., Class A*	2,252	47,945
Edgewell Personal Care Co.*	7,570	234,367
elf Beauty, Inc.*	3,205	51,697
Inter Parfums, Inc.	86,000	6,253,060
Nature’s Sunshine Products, Inc.*	1,251	11,171
Revlon, Inc., Class A (x)*	187	4,006

		6,602,246

Tobacco (0.1%)
Pyxus International, Inc. (x)*	1,255	11,220
Universal Corp.	3,441	196,343
Vector Group Ltd. (x)	1,048	14,033

		221,596

Total Consumer Staples		12,550,868

Energy (23.1%)
Energy Equipment & Services (1.7%)
Archrock, Inc.	18,136	182,085
Covia Holdings Corp. (x)*	5,988	12,215
Diamond Offshore Drilling, Inc. (x)*	8,977	64,545
Dril-Quip, Inc.*	5,080	238,303
Era Group, Inc.*	2,739	27,856
Exterran Corp.*	4,101	32,111
Forum Energy Technologies, Inc.*	12,329	20,713
Frank’s International NV*	14,987	77,483
FTS International, Inc.*	2,591	2,695
Geospace Technologies Corp.*	1,788	29,985
Helix Energy Solutions Group, Inc.*	19,807	190,741
Independence Contract Drilling, Inc.*	6,778	6,756
KLX Energy Services Holdings, Inc.*	3,032	19,526
Liberty Oilfield Services, Inc., Class A	5,308	59,025
Mammoth Energy Services, Inc.	1,883	4,143
Matrix Service Co.*	3,750	85,800
McDermott International, Inc. (x)*	26,467	17,908
Nabors Industries Ltd.	49,087	141,371
National Energy Services Reunited Corp.*	3,379	30,816

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Natural Gas Services Group, Inc.*	1,851	$22,693
NCS Multistage Holdings, Inc.*	1,486	3,121
Newpark Resources, Inc.*	12,211	76,563
NexTier Oilfield Solutions, Inc.*	22,507	150,797
Nine Energy Service, Inc. (x)*	2,315	18,103
Noble Corp. plc*	36,010	43,932
Oceaneering International, Inc.*	13,877	206,906
Oil States International, Inc.*	8,372	136,547
Pacific Drilling SA (x)*	4,282	17,471
Parker Drilling Co. (x)*	1,316	29,610
ProPetro Holding Corp.*	4,786	53,842
RigNet, Inc.*	251	1,657
RPC, Inc. (x)	7,983	41,831
SEACOR Holdings, Inc.*	2,408	103,905
SEACOR Marine Holdings, Inc.*	2,747	37,881
Seadrill Ltd. (x)*	8,402	21,341
Select Energy Services, Inc., Class A*	8,347	77,460
Smart Sand, Inc. (x)*	3,340	8,417
Subsea 7 SA (ADR)	200,000	2,374,440
TETRA Technologies, Inc.*	17,265	33,839
Tidewater, Inc.*	5,487	105,789
US Silica Holdings, Inc. (x)	10,167	62,527
US Well Services, Inc.*	562	1,062

		4,873,811

Oil, Gas & Consumable Fuels (21.4%)
Abraxas Petroleum Corp.*	23,089	8,107
Amplify Energy Corp. (x)	1,735	11,468
Arch Coal, Inc., Class A	2,118	151,945
Ardmore Shipping Corp.*	3,935	35,612
Berry Petroleum Corp.	8,906	83,984
Bonanza Creek Energy, Inc.*	2,583	60,287
Brigham Minerals, Inc., Class A	671	14,386
California Resources Corp. (x)*	6,753	60,980
Callon Petroleum Co. (x)*	53,837	260,033
Chaparral Energy, Inc., Class A (x)*	4,462	7,853
Clean Energy Fuels Corp.*	18,421	43,105
CNX Resources Corp.*	26,162	231,534
Comstock Resources, Inc. (x)*	2,169	17,851
CONSOL Energy, Inc.*	3,632	52,700
Contura Energy, Inc.*	2,401	21,729
CVR Energy, Inc.	2,423	97,962
Delek US Holdings, Inc.	10,389	348,343
Denbury Resources, Inc. (x)*	67,557	95,255
DHT Holdings, Inc.	12,807	106,042
Diamond S Shipping, Inc., Class S*	3,135	52,480
Dorian LPG Ltd.*	3,015	46,672
Earthstone Energy, Inc., Class A*	2,940	18,610
Energy Fuels, Inc. (x)*	13,129	25,076
Evolution Petroleum Corp.	523	2,861
Extraction Oil & Gas, Inc. (x)*	11,843	25,107
Falcon Minerals Corp.	4,596	32,448
GasLog Ltd. (x)	2,014	19,717
Golar LNG Ltd.	12,170	173,057
Goodrich Petroleum Corp.*	406	4,076
Green Plains, Inc.	4,820	74,373
Gulfport Energy Corp.*	22,217	67,540
Hallador Energy Co.	2,871	8,527
HighPoint Resources Corp.*	15,024	25,391
International Seaways, Inc.*	3,507	104,368
Jagged Peak Energy, Inc. (x)*	3,473	29,486
Laredo Petroleum, Inc.*	25,031	71,839
Magnolia Oil & Gas Corp., Class A (x)*	14,112	177,529
Matador Resources Co.*	14,109	253,539
Montage Resources Corp.*	3,087	24,511
NACCO Industries, Inc., Class A	526	24,633
Navigator Holdings Ltd.*	10,000	134,700
Nordic American Tankers Ltd.	19,345	95,177
Northern Oil and Gas, Inc.*	41,115	96,209
Oasis Petroleum, Inc.*	44,365	144,630
Overseas Shipholding Group, Inc., Class A*	9,532	21,924
Panhandle Oil and Gas, Inc., Class A	2,142	24,012
Par Pacific Holdings, Inc.*	5,047	117,292
PDC Energy, Inc.*	8,668	226,842
Peabody Energy Corp.	8,995	82,034
Penn Virginia Corp.*	1,953	59,274
Permian Basin Royalty Trust	172,800	667,008
PrimeEnergy Resources Corp.*	21	3,176
QEP Resources, Inc.	33,408	150,336
Renewable Energy Group, Inc.*	5,114	137,822
REX American Resources Corp.*	764	62,617
Ring Energy, Inc. (x)*	5,012	13,232
SandRidge Energy, Inc.*	4,567	19,364
Scorpio Tankers, Inc.	6,198	243,829
SFL Corp. Ltd. (x)	11,301	164,317
SilverBow Resources, Inc.*	1,085	10,742
SM Energy Co.	15,667	176,097
Southwestern Energy Co. (x)*	75,803	183,443
SRC Energy, Inc.*	33,954	139,891
Talos Energy, Inc.*	2,816	84,902
Teekay Corp.	9,932	52,838
Teekay Tankers Ltd., Class A*	3,313	79,413
Texas Pacific Land Trust	72,478	56,621,263
Unit Corp. (x)*	7,627	5,305
W&T Offshore, Inc.*	13,146	73,092
Whiting Petroleum Corp. (x)*	12,766	93,702
World Fuel Services Corp.	9,069	393,776

		63,349,275

Total Energy		68,223,086

Financials (17.8%)
Banks (9.1%)
1st Constitution Bancorp	1,146	25,361
1st Source Corp.	1,929	100,077
ACNB Corp.	941	35,589
Allegiance Bancshares, Inc.*	2,654	99,790
Amalgamated Bank, Class A	1,900	36,955
Amerant Bancorp, Inc. (x)*	2,761	60,162
American National Bankshares, Inc.	1,557	61,610
Ameris Bancorp	7,251	308,458
Ames National Corp.	1,217	34,149
Arrow Financial Corp.	1,793	67,775
Atlantic Capital Bancshares, Inc.*	2,818	51,710
Atlantic Union Bankshares Corp.	11,235	421,874
Banc of California, Inc.	6,271	107,736

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
BancFirst Corp.	2,617	$163,405
Bancorp, Inc. (The)*	7,085	91,892
BancorpSouth Bank	13,838	434,652
Bank First Corp. (x)	40	2,800
Bank of Commerce Holdings	2,473	28,613
Bank of Marin Bancorp	1,867	84,108
Bank of NT Butterfield & Son Ltd. (The)	5,211	192,911
Bank of Princeton (The)	839	26,420
Bank7 Corp.	491	9,309
BankFinancial Corp.	1,985	25,964
Bankwell Financial Group, Inc.	955	27,542
Banner Corp.	4,767	269,765
Bar Harbor Bankshares	2,154	54,690
Baycom Corp.*	1,001	22,763
BCB Bancorp, Inc.	2,014	27,773
Berkshire Hills Bancorp, Inc.	6,336	208,328
Boston Private Financial Holdings, Inc.	11,736	141,184
Bridge Bancorp, Inc.	2,209	74,068
Brookline Bancorp, Inc.	10,975	180,648
Bryn Mawr Bank Corp.	2,771	114,276
Business First Bancshares, Inc.	1,710	42,630
Byline Bancorp, Inc.	3,259	63,779
C&F Financial Corp.	444	24,567
Cadence Bancorp	17,685	320,629
Cambridge Bancorp (x)	459	36,789
Camden National Corp.	2,109	97,141
Capital Bancorp, Inc.*	1,151	17,138
Capital City Bank Group, Inc.	1,953	59,566
Capstar Financial Holdings, Inc.	2,146	35,731
Carolina Financial Corp.	3,278	141,708
Carter Bank & Trust*	3,165	75,074
Cathay General Bancorp	10,807	411,206
CBTX, Inc.	2,553	79,449
CenterState Bank Corp.	16,931	422,936
Central Pacific Financial Corp.	3,611	106,813
Central Valley Community Bancorp	1,599	34,650
Century Bancorp, Inc., Class A	343	30,856
Chemung Financial Corp.	516	21,930
Citizens & Northern Corp.	1,681	47,488
City Holding Co.	2,036	166,850
Civista Bancshares, Inc.	2,238	53,712
CNB Financial Corp.	1,985	64,870
Coastal Financial Corp.*	482	7,939
Codorus Valley Bancorp, Inc.	1,321	30,423
Colony Bankcorp, Inc.	1,080	17,820
Columbia Banking System, Inc.	10,128	412,058
Community Bank System, Inc.	7,137	506,299
Community Bankers Trust Corp.	3,041	27,004
Community Financial Corp. (The)	739	26,286
Community Trust Bancorp, Inc.	2,155	100,509
ConnectOne Bancorp, Inc.	4,800	123,456
CrossFirst Bankshares, Inc.*	719	10,368
Customers Bancorp, Inc.*	3,952	94,097
CVB Financial Corp.	18,725	404,085
Dime Community Bancshares, Inc.	4,467	93,316
Eagle Bancorp, Inc.	4,337	210,908
Enterprise Bancorp, Inc.	1,283	43,455
Enterprise Financial Services Corp.	3,409	164,348
Equity Bancshares, Inc., Class A*	2,013	62,141
Esquire Financial Holdings, Inc.*	593	15,460
Evans Bancorp, Inc.	701	28,110
Farmers & Merchants Bancorp, Inc. (x)	1,379	41,577
Farmers National Banc Corp.	3,713	60,596
FB Financial Corp.	1,239	49,052
Fidelity D&D Bancorp, Inc. (x)	245	15,241
Financial Institutions, Inc.	2,094	67,217
First Bancorp (Nasdaq Stock Exchange)	4,163	166,145
First Bancorp (Quotrix Stock Exchange)	30,302	320,898
First Bancorp, Inc.	1,511	45,678
First Bancshares, Inc. (The)	2,328	82,691
First Bank	2,365	26,133
First Busey Corp.	7,232	198,880
First Business Financial Services, Inc.	1,220	32,123
First Capital, Inc. (x)	448	32,704
First Choice Bancorp	1,393	37,555
First Commonwealth Financial Corp.	13,552	196,640
First Community Bankshares, Inc.	2,131	66,104
First Financial Bancorp	13,683	348,096
First Financial Corp.	1,643	75,118
First Financial Northwest, Inc.	1,123	16,778
First Foundation, Inc.	3,822	66,503
First Guaranty Bancshares, Inc.	714	15,544
First Internet Bancorp	1,320	31,297
First Interstate BancSystem, Inc., Class A	5,363	224,817
First Merchants Corp.	7,700	320,243
First Mid Bancshares, Inc.	2,045	72,086
First Midwest Bancorp, Inc.	14,959	344,955
First Northwest Bancorp	1,236	22,409
First of Long Island Corp. (The)	3,311	83,040
Flushing Financial Corp.	3,805	82,207
FNCB Bancorp, Inc.	2,425	20,491
Franklin Financial Network, Inc.	1,833	62,927
Franklin Financial Services Corp.	606	23,446
Fulton Financial Corp.	22,631	394,458
FVCBankcorp, Inc.*	1,772	30,957
German American Bancorp, Inc.	3,450	122,889
Glacier Bancorp, Inc.	10,410	478,756
Great Southern Bancorp, Inc.	1,561	98,843
Great Western Bancorp, Inc.	7,948	276,114
Guaranty Bancshares, Inc.	1,191	39,160
Hancock Whitney Corp.	12,198	535,248
Hanmi Financial Corp.	3,788	75,741
HarborOne Bancorp, Inc.*	1,962	21,562
Hawthorn Bancshares, Inc.	828	21,114
HBT Financial, Inc.*	1,138	21,611
Heartland Financial USA, Inc.	4,876	242,532
Heritage Commerce Corp.	6,648	85,294
Heritage Financial Corp.	5,177	146,509
Hilltop Holdings, Inc.	9,846	245,461
Home BancShares, Inc.	21,695	426,524
HomeTrust Bancshares, Inc.	1,420	38,099

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Hope Bancorp, Inc.	16,779	$249,336
Horizon Bancorp, Inc.	5,418	102,942
Howard Bancorp, Inc.*	1,823	30,772
IBERIABANK Corp.	7,318	547,606
Independent Bank Corp./MA	4,227	351,898
Independent Bank Corp./MI	2,130	48,244
Independent Bank Group, Inc.	3,790	210,118
International Bancshares Corp.	7,795	335,731
Investar Holding Corp.	933	22,392
Investors Bancorp, Inc.	31,944	380,613
Lakeland Bancorp, Inc.	6,924	120,339
Lakeland Financial Corp.	855	41,835
LCNB Corp.	1,690	32,617
Level One Bancorp, Inc.	780	19,625
Live Oak Bancshares, Inc.	3,675	69,862
Macatawa Bank Corp.	3,704	41,226
Mackinac Financial Corp.	1,331	23,239
MainStreet Bancshares, Inc.*	1,037	23,851
Malvern Bancorp, Inc.*	886	20,458
Mercantile Bank Corp.	2,242	81,766
Metrocity Bankshares, Inc.	2,001	35,038
Metropolitan Bank Holding Corp.*	1,024	49,388
Mid Penn Bancorp, Inc.	1,027	29,578
Midland States Bancorp, Inc.	2,795	80,943
MidWestOne Financial Group, Inc.	1,650	59,779
MutualFirst Financial, Inc.	818	32,450
MVB Financial Corp.	1,332	33,193
National Bank Holdings Corp., Class A	2,733	96,256
National Bankshares, Inc.	870	39,089
NBT Bancorp, Inc.	6,020	244,171
Nicolet Bankshares, Inc.*	1,296	95,710
Northeast Bank	986	21,682
Northrim BanCorp, Inc.	918	35,159
Norwood Financial Corp.	853	33,182
Oak Valley Bancorp	938	18,253
OFG Bancorp	7,119	168,080
Ohio Valley Banc Corp.	617	24,446
Old National Bancorp	23,803	435,357
Old Second Bancorp, Inc.	4,101	55,240
Opus Bank	3,019	78,102
Origin Bancorp, Inc.	2,592	98,081
Orrstown Financial Services, Inc.	1,383	31,283
Pacific Mercantile Bancorp*	2,850	23,142
Pacific Premier Bancorp, Inc.	8,164	266,187
Park National Corp.	1,855	189,915
Parke Bancorp, Inc.	1,333	33,845
PCB Bancorp	1,807	31,225
Peapack Gladstone Financial Corp.	2,606	80,525
Penns Woods Bancorp, Inc.	952	33,853
Peoples Bancorp of North Carolina, Inc.	705	23,159
Peoples Bancorp, Inc.	2,462	85,333
Peoples Financial Services Corp.	950	47,832
People’s Utah Bancorp	2,028	61,083
Preferred Bank	1,367	82,143
Premier Financial Bancorp, Inc.	1,882	34,139
QCR Holdings, Inc.	2,081	91,273
RBB Bancorp	2,346	49,665
Red River Bancshares, Inc. (x)*	630	35,318
Reliant Bancorp, Inc.	1,370	30,469
Renasant Corp.	7,824	277,126
Republic Bancorp, Inc., Class A	1,374	64,303
Republic First Bancorp, Inc.*	6,223	26,012
Richmond Mutual Bancorporation, Inc. (x)*	1,549	24,722
S&T Bancorp, Inc.	5,311	213,980
Sandy Spring Bancorp, Inc.	4,893	185,347
SB One Bancorp	1,204	30,004
Seacoast Banking Corp. of Florida*	5,898	180,302
Select Bancorp, Inc.*	2,289	28,155
ServisFirst Bancshares, Inc.	1,233	46,459
Shore Bancshares, Inc.	1,923	33,383
Sierra Bancorp	1,899	55,299
Silvergate Capital Corp., Class A (x)*	375	5,966
Simmons First National Corp., Class A	12,793	342,724
SmartFinancial, Inc.	1,870	44,226
South Plains Financial, Inc. (x)	1,372	28,634
South State Corp.	4,703	407,985
Southern First Bancshares, Inc.*	999	42,448
Southern National Bancorp of Virginia, Inc.	2,840	46,434
Southside Bancshares, Inc.	4,438	164,827
Spirit of Texas Bancshares, Inc.*	1,924	44,252
Stock Yards Bancorp, Inc.	2,289	93,986
Summit Financial Group, Inc.	1,586	42,965
Tompkins Financial Corp.	2,026	185,379
Towne Bank	9,359	260,367
TriCo Bancshares	3,711	151,446
TriState Capital Holdings, Inc.*	2,583	67,468
Triumph Bancorp, Inc.*	1,723	65,508
Trustmark Corp.	9,008	310,866
UMB Financial Corp.	6,218	426,804
Union Bankshares, Inc. (x)	411	14,903
United Bankshares, Inc.	13,710	530,029
United Community Banks, Inc.	10,151	313,463
United Security Bancshares	1,958	21,009
Unity Bancorp, Inc.	1,073	24,218
Univest Financial Corp.	4,035	108,057
Valley National Bancorp	54,563	624,746
Veritex Holdings, Inc.	4,970	144,776
Washington Trust Bancorp, Inc.	2,139	115,057
WesBanco, Inc.	9,095	343,700
West Bancorporation, Inc.	1,860	47,672
Westamerica Bancorp	2,970	201,277

		27,010,334

Capital Markets (3.6%)
Artisan Partners Asset Management, Inc., Class A	3,233	104,490
Assetmark Financial Holdings, Inc.*	996	28,904
Associated Capital Group, Inc., Class A (x)‡	189,834	7,441,493
B. Riley Financial, Inc.	2,911	73,299
Blucora, Inc.*	1,948	50,921

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Brightsphere Investment Group, Inc.	9,251	$94,545
Clarke, Inc.*	50,600	484,744
Cowen, Inc., Class A*	2,076	32,697
Diamond Hill Investment Group, Inc.	58	8,147
Donnelley Financial Solutions, Inc.*	4,479	46,895
GAIN Capital Holdings, Inc.	2,863	11,309
Galaxy Digital Holdings Ltd.*	40,000	32,652
GAMCO Investors, Inc., Class A	47,142	918,798
INTL. FCStone, Inc.*	2,208	107,817
Ladenburg Thalmann Financial Services, Inc.	1,707	5,940
Moelis & Co., Class A	1,269	40,506
Oppenheimer Holdings, Inc., Class A	1,251	34,377
Piper Jaffray Cos.	1,938	154,924
PJT Partners, Inc., Class A	1,288	58,127
Sculptor Capital Management, Inc.	1,151	25,437
Stifel Financial Corp.	9,332	565,986
Virtus Investment Partners, Inc.	807	98,228
Waddell & Reed Financial, Inc., Class A	9,757	163,137
Westwood Holdings Group, Inc.	1,173	34,744
WisdomTree Investments, Inc.	11,573	56,013

		10,674,130

Consumer Finance (0.3%)
Elevate Credit, Inc.*	964	4,290
Encore Capital Group, Inc. (x)*	4,357	154,063
Enova International, Inc.*	1,631	39,242
EZCORP, Inc., Class A*	7,000	47,740
Green Dot Corp., Class A*	1,141	26,585
LendingClub Corp.*	9,391	118,514
Medallion Financial Corp.*	2,925	21,265
Nelnet, Inc., Class A	2,496	145,367
Oportun Financial Corp. (x)*	541	12,876
PRA Group, Inc.*	6,340	230,142
Regional Management Corp.*	578	17,357
World Acceptance Corp.*	319	27,562

		845,003

Diversified Financial Services (0.2%)
Alerus Financial Corp. (x)	169	3,862
Banco Latinoamericano de Comercio Exterior SA, Class E	4,484	95,868
Cannae Holdings, Inc.*	9,476	352,412
FGL Holdings	20,578	219,156
GWG Holdings, Inc. (x)*	137	1,345
Marlin Business Services Corp.	907	19,936
On Deck Capital, Inc.*	8,829	36,552

		729,131

Insurance (1.6%)
Ambac Financial Group, Inc.*	6,350	136,970
American Equity Investment Life Holding Co.	12,705	380,261
AMERISAFE, Inc.	2,687	177,423
Argo Group International Holdings Ltd.	4,567	300,280
BRP Group, Inc., Class A*	1,172	18,811
Citizens, Inc. (x)*	7,208	48,654
CNO Financial Group, Inc.	21,250	385,262
Crawford & Co., Class A	416	4,772
Donegal Group, Inc., Class A	1,542	22,852
Employers Holdings, Inc.	4,429	184,911
Enstar Group Ltd.*	1,333	275,744
FBL Financial Group, Inc., Class A	1,338	78,848
FedNat Holding Co.	827	13,753
Genworth Financial, Inc., Class A*	70,937	312,123
Global Indemnity Ltd.	995	29,482
Greenlight Capital Re Ltd., Class A*	4,077	41,218
Hallmark Financial Services, Inc.*	1,889	33,190
HCI Group, Inc.	836	38,163
Heritage Insurance Holdings, Inc.	3,272	43,354
Horace Mann Educators Corp.	5,775	252,137
Independence Holding Co.	722	30,382
Investors Title Co.	170	27,064
James River Group Holdings Ltd.	2,196	90,497
MBIA, Inc.*	9,612	89,392
National General Holdings Corp.	3,752	82,919
National Western Life Group, Inc., Class A	316	91,918
NI Holdings, Inc.*	1,381	23,753
ProAssurance Corp.	7,478	270,255
ProSight Global, Inc.*	706	11,388
Protective Insurance Corp., Class B	1,209	19,453
Safety Insurance Group, Inc.	2,072	191,722
Selective Insurance Group, Inc.	4,488	292,573
State Auto Financial Corp.	2,236	69,361
Stewart Information Services Corp.	3,298	134,525
Third Point Reinsurance Ltd.*	10,172	107,009
Tiptree, Inc.	3,706	30,167
United Fire Group, Inc.	2,700	118,071
United Insurance Holdings Corp.	2,833	35,724
Universal Insurance Holdings, Inc.	2,759	77,224
Watford Holdings Ltd.*	2,682	67,479

		4,639,084

Mortgage Real Estate Investment Trusts (REITs) (1.3%)
AG Mortgage Investment Trust, Inc. (REIT)	4,599	70,917
Anworth Mortgage Asset Corp. (REIT)	13,500	47,520
Apollo Commercial Real Estate Finance, Inc. (REIT)	21,716	397,186
Ares Commercial Real Estate Corp. (REIT) (x)	3,925	62,172
Arlington Asset Investment Corp. (REIT), Class A (x)	5,238	29,176
ARMOUR Residential REIT, Inc. (REIT)	8,225	146,981
Blackstone Mortgage Trust, Inc. (REIT), Class A (x)	17,723	659,650
Capstead Mortgage Corp. (REIT)	13,138	104,053
Cherry Hill Mortgage Investment Corp. (REIT)	2,182	31,835
Colony Credit Real Estate, Inc. (REIT)	11,332	149,129

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Dynex Capital, Inc. (REIT)	3,137	$53,141
Ellington Financial, Inc. (REIT)	4,269	78,251
Exantas Capital Corp. (REIT)	4,463	52,708
Granite Point Mortgage Trust, Inc. (REIT)	7,717	141,838
Great Ajax Corp. (REIT)	2,300	34,063
Invesco Mortgage Capital, Inc. (REIT)	20,262	337,362
KKR Real Estate Finance Trust, Inc. (REIT) (x)	3,629	74,104
Ladder Capital Corp. (REIT)	14,470	261,039
New York Mortgage Trust, Inc. (REIT)	36,580	227,893
Orchid Island Capital, Inc. (REIT) (x)	8,621	50,433
PennyMac Mortgage Investment Trust (REIT)‡	12,527	279,227
Ready Capital Corp. (REIT)	4,515	69,621
Redwood Trust, Inc. (REIT)	15,500	256,370
TPG RE Finance Trust, Inc. (REIT)	6,852	138,890
Western Asset Mortgage Capital Corp. (REIT)	7,151	73,870

		3,827,429

Thrifts & Mortgage Finance (1.7%)
Axos Financial, Inc.*	2,938	88,963
Bridgewater Bancshares, Inc.*	3,034	41,809
Capitol Federal Financial, Inc.	18,710	256,888
Columbia Financial, Inc.*	7,412	125,559
Entegra Financial Corp.*	897	27,054
ESSA Bancorp, Inc.	1,351	22,899
Essent Group Ltd.	6,667	346,617
Federal Agricultural Mortgage Corp., Class C	890	74,315
First Defiance Financial Corp.	2,618	82,441
Flagstar Bancorp, Inc.	4,857	185,780
FS Bancorp, Inc.	516	32,916
Greene County Bancorp, Inc.	107	3,081
Hingham Institution for Savings	106	22,281
Home Bancorp, Inc.	1,069	41,894
HomeStreet, Inc.*	3,188	108,392
Kearny Financial Corp.	7,625	105,454
Luther Burbank Corp.	2,931	33,794
Merchants Bancorp	1,273	25,091
Meridian Bancorp, Inc.	5,755	115,618
Meta Financial Group, Inc.	2,029	74,079
MMA Capital Holdings, Inc.*	719	22,864
Mr Cooper Group, Inc.*	5,521	69,068
Northfield Bancorp, Inc.	6,204	105,220
Northwest Bancshares, Inc.	14,055	233,735
OceanFirst Financial Corp.	7,036	179,699
Ocwen Financial Corp.*	19,403	26,582
OP Bancorp	1,951	20,232
PCSB Financial Corp.	2,102	42,566
PDL Community Bancorp*	1,286	18,904
PennyMac Financial Services, Inc.‡	936	31,861
Pioneer Bancorp, Inc.*	1,304	19,964
Provident Bancorp, Inc.*	1,115	13,882
Provident Financial Holdings, Inc.	839	18,374
Provident Financial Services, Inc.	8,561	211,029
Prudential Bancorp, Inc.	1,270	23,533
Radian Group, Inc.	28,453	715,877
Riverview Bancorp, Inc.	3,024	24,827
Southern Missouri Bancorp, Inc.	1,024	39,281
Sterling Bancorp, Inc.	2,438	19,748
Territorial Bancorp, Inc.	1,077	33,322
Timberland Bancorp, Inc.	1,080	32,119
TrustCo Bank Corp.	13,733	119,065
United Community Financial Corp.	5,600	65,296
Walker & Dunlop, Inc.	3,450	223,146
Washington Federal, Inc.	11,143	408,391
Waterstone Financial, Inc.	3,030	57,661
Western New England Bancorp, Inc.	3,386	32,607
WSFS Financial Corp.	7,207	317,036

		4,940,814

Total Financials		52,665,925

Health Care (2.6%)
Biotechnology (1.1%)
89bio, Inc. (x)*	96	2,524
Abeona Therapeutics, Inc.*	4,601	15,045
Acceleron Pharma, Inc.*	1,089	57,739
Achillion Pharmaceuticals, Inc.*	19,197	115,758
Acorda Therapeutics, Inc.*	6,442	13,142
Adamas Pharmaceuticals, Inc.*	3,233	12,253
ADMA Biologics, Inc.*	451	1,804
Aduro Biotech, Inc.*	1,582	1,867
Aeglea BioTherapeutics, Inc.*	3,178	24,280
Affimed NV (x)*	1,419	3,888
Akebia Therapeutics, Inc.*	16,309	103,073
Akero Therapeutics, Inc. (x)*	218	4,839
Aldeyra Therapeutics, Inc.*	894	5,194
AMAG Pharmaceuticals, Inc. (x)*	4,720	57,442
AnaptysBio, Inc.*	550	8,938
Anika Therapeutics, Inc.*	1,879	97,426
Applied Therapeutics, Inc. (x)*	184	5,020
Aprea Therapeutics, Inc.*	187	8,581
Arcus Biosciences, Inc.*	4,507	45,521
Ardelyx, Inc.*	6,468	48,542
Arena Pharmaceuticals, Inc.*	1,396	63,406
ArQule, Inc.*	1,460	29,142
Assembly Biosciences, Inc.*	2,911	59,559
Atreca, Inc., Class A*	165	2,553
Avid Bioservices, Inc.*	724	5,553
Beyondspring, Inc. (x)*	128	1,984
BioCryst Pharmaceuticals, Inc.*	3,405	11,747
Bridgebio Pharma, Inc. (x)*	681	23,869
Cabaletta Bio, Inc.*	301	4,205
Calithera Biosciences, Inc.*	5,816	33,209
CareDx, Inc.*	370	7,981
CASI Pharmaceuticals, Inc. (x)*	870	2,688
Castle Biosciences, Inc.*	112	3,849
Cellular Biomedicine Group, Inc. (x)*	402	6,529
CEL-SCI Corp. (x)*	378	3,459
Chimerix, Inc.*	6,999	14,208
Coherus Biosciences, Inc.*	5,201	93,644
Concert Pharmaceuticals, Inc.*	3,173	29,271
Constellation Pharmaceuticals, Inc. (x)*	229	10,788
Cortexyme, Inc. (x)*	90	5,053

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Cyclerion Therapeutics, Inc.*	248	$675
Cytokinetics, Inc. (x)*	735	7,798
Dynavax Technologies Corp. (x)*	1,053	6,023
Enochian Biosciences, Inc. (x)*	1,174	5,894
Epizyme, Inc.*	2,999	73,775
Evelo Biosciences, Inc. (x)*	1,573	6,386
FibroGen, Inc.*	1,136	48,723
Five Prime Therapeutics, Inc.*	4,990	22,904
Frequency Therapeutics, Inc.*	167	2,928
G1 Therapeutics, Inc.*	1,888	49,900
Geron Corp. (x)*	26,776	36,415
Gossamer Bio, Inc.*	2,869	44,842
Gritstone Oncology, Inc. (x)*	2,773	24,874
Harpoon Therapeutics, Inc.*	682	10,087
IGM Biosciences, Inc.*	140	5,342
ImmunoGen, Inc.*	9,324	47,599
Immunomedics, Inc.*	2,351	49,747
Intellia Therapeutics, Inc. (x)*	1,494	21,917
Intrexon Corp. (x)*	7,682	42,097
Jounce Therapeutics, Inc.*	2,291	20,000
Karuna Therapeutics, Inc. (x)*	137	10,322
Kezar Life Sciences, Inc.*	2,082	8,349
Kiniksa Pharmaceuticals Ltd., Class A*	143	1,582
Ligand Pharmaceuticals, Inc.*	2,015	210,144
Lineage Cell Therapeutics, Inc. (x)*	15,478	13,775
MacroGenics, Inc.*	3,641	39,614
Medicines Co. (The) (x)*	7,092	602,395
Mersana Therapeutics, Inc.*	5,129	29,389
Minerva Neurosciences, Inc.*	826	5,873
Molecular Templates, Inc.*	898	12,559
Morphic Holding, Inc. (x)*	237	4,067
Myriad Genetics, Inc.*	8,804	239,733
Neon Therapeutics, Inc. (x)*	2,002	2,362
NextCure, Inc. (x)*	98	5,520
Novavax, Inc. (x)*	2,240	8,915
OPKO Health, Inc. (x)*	53,928	79,274
Oyster Point Pharma, Inc.*	176	4,301
PDL BioPharma, Inc.*	15,429	50,067
PolarityTE, Inc. (x)*	1,993	5,182
Prevail Therapeutics, Inc.*	181	2,865
Principia Biopharma, Inc.*	139	7,614
Protagonist Therapeutics, Inc.*	804	5,668
Prothena Corp. plc*	5,559	87,999
Rigel Pharmaceuticals, Inc.*	2,349	5,027
Sangamo Therapeutics, Inc.*	4,836	40,477
Solid Biosciences, Inc. (x)*	2,375	10,569
Spectrum Pharmaceuticals, Inc.*	1,210	4,404
Spero Therapeutics, Inc.*	1,392	13,384
SpringWorks Therapeutics, Inc.*	301	11,586
Stoke Therapeutics, Inc.*	279	7,901
Sutro Biopharma, Inc.*	1,254	13,794
Synlogic, Inc.*	2,319	5,983
Synthorx, Inc.*	140	9,785
TCR2 Therapeutics, Inc.*	1,537	21,948
TG Therapeutics, Inc. (x)*	1,165	12,932
Turning Point Therapeutics, Inc.*	194	12,084
UNITY Biotechnology, Inc. (x)*	1,111	8,010
VBI Vaccines, Inc. (x)*	2,333	3,220
Viela Bio, Inc.*	152	4,127
Viking Therapeutics, Inc. (x)*	8,195	65,724
Vir Biotechnology, Inc. (x)*	229	2,880

		3,264,903

Health Care Equipment & Supplies (0.3%)
Alphatec Holdings, Inc.*	642	4,555
AngioDynamics, Inc.*	5,123	82,019
Apyx Medical Corp.*	4,140	35,024
Avanos Medical, Inc.*	6,638	223,701
Cerus Corp.*	2,284	9,639
ElectroCore, Inc. (x)*	1,807	2,873
Integer Holdings Corp.*	1,213	97,562
Invacare Corp.	4,644	41,889
LeMaitre Vascular, Inc.	324	11,648
LivaNova plc*	1,435	108,242
Meridian Bioscience, Inc.	5,347	52,240
OraSure Technologies, Inc.*	8,819	70,817
Orthofix Medical, Inc.*	638	29,463
Rockwell Medical, Inc. (x)*	717	1,749
RTI Surgical Holdings, Inc.*	8,077	22,131
SeaSpine Holdings Corp.*	2,326	27,935
Sientra, Inc.*	814	7,277
TransEnterix, Inc. (x)*	619	910
TransMedics Group, Inc. (x)*	273	5,190
Utah Medical Products, Inc.	80	8,632
Varex Imaging Corp.*	2,983	88,923

		932,419

Health Care Providers & Services (0.5%)
American Renal Associates Holdings, Inc.*	1,521	15,773
Brookdale Senior Living, Inc.*	25,916	188,409
Community Health Systems, Inc.*	11,961	34,687
Cross Country Healthcare, Inc.*	4,176	48,525
Diplomat Pharmacy, Inc.*	8,274	33,096
Enzo Biochem, Inc.*	6,326	16,637
Exagen, Inc. (x)*	155	3,937
Hanger, Inc.*	4,253	117,425
Magellan Health, Inc.*	1,356	106,107
National HealthCare Corp.	1,699	146,845
Option Care Health, Inc.*	15,168	56,577
Owens & Minor, Inc.	8,489	43,888
Patterson Cos., Inc.	11,729	240,210
Progyny, Inc.*	894	24,540
Surgery Partners, Inc.*	3,102	48,562
Tenet Healthcare Corp.*	958	36,433
Tivity Health, Inc.*	6,682	135,945
Triple-S Management Corp., Class B*	3,208	59,316

		1,356,912

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	22,692	222,722
Computer Programs & Systems, Inc.	1,754	46,306

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Evolent Health, Inc., Class A*	8,110	$73,395
Health Catalyst, Inc. (x)*	135	4,685
HealthStream, Inc.*	2,265	61,608
Livongo Health, Inc. (x)*	272	6,816
Phreesia, Inc.*	182	4,848

		420,380

Life Sciences Tools & Services (0.2%)
Luminex Corp.	5,853	135,555
NanoString Technologies, Inc.*	445	12,380
Pacific Biosciences of California, Inc.*	1,808	9,293
Personalis, Inc.*	265	2,889
Syneos Health, Inc.*	8,098	481,629

		641,746

Pharmaceuticals (0.4%)
AcelRx Pharmaceuticals, Inc. (x)*	7,433	15,684
Aclaris Therapeutics, Inc. (x)*	4,392	8,301
Akorn, Inc.*	11,085	16,627
Assertio Therapeutics, Inc.*	9,262	11,577
Cara Therapeutics, Inc. (x)*	700	11,277
cbdMD, Inc. (x)*	1,342	3,033
Eloxx Pharmaceuticals, Inc. (x)*	370	2,723
Endo International plc*	29,852	140,006
EyePoint Pharmaceuticals, Inc. (x)*	2,961	4,589
Intra-Cellular Therapies, Inc. (x)*	3,151	108,111
Kala Pharmaceuticals, Inc. (x)*	1,512	5,579
Lannett Co., Inc. (x)*	4,513	39,805
Mallinckrodt plc (x)*	12,137	42,358
Menlo Therapeutics, Inc.*	2,198	10,199
NGM Biopharmaceuticals, Inc. (x)*	164	3,032
Osmotica Pharmaceuticals plc (x)*	1,127	7,878
Phathom Pharmaceuticals, Inc.*	307	9,560
Phibro Animal Health Corp., Class A	142	3,526
Prestige Consumer Healthcare, Inc.*	7,075	286,537
Reata Pharmaceuticals, Inc., Class A*	1,818	371,654
resTORbio, Inc. (x)*	1,996	2,974
Revance Therapeutics, Inc.*	1,028	16,684
Satsuma Pharmaceuticals, Inc.*	182	3,582
Strongbridge Biopharma plc*	5,185	10,837
TherapeuticsMD, Inc. (x)*	2,921	7,069
Verrica Pharmaceuticals, Inc.*	1,076	17,098
WaVe Life Sciences Ltd. (x)*	680	5,450
Xeris Pharmaceuticals, Inc.*	213	1,502

		1,167,252

Total Health Care		7,783,612

Industrials (11.5%)
Aerospace & Defense (0.4%)
AAR Corp.	4,663	210,301
Aerojet Rocketdyne Holdings, Inc.*	3,055	139,491
Cubic Corp.	3,695	234,891
Ducommun, Inc.*	1,267	64,022
Maxar Technologies, Inc.	8,266	129,528
Moog, Inc., Class A	593	50,601
National Presto Industries, Inc.	629	55,597
Park Aerospace Corp.	2,703	43,978
Triumph Group, Inc.	5,264	133,021
Vectrus, Inc.*	1,588	81,401
Wesco Aircraft Holdings, Inc.*	5,393	59,431

		1,202,262

Air Freight & Logistics (0.1%)
Atlas Air Worldwide Holdings, Inc.*	3,255	89,740
Echo Global Logistics, Inc.*	3,742	77,460
Hub Group, Inc., Class A*	4,518	231,728

		398,928

Airlines (0.3%)
Hawaiian Holdings, Inc.	6,479	189,770
Mesa Air Group, Inc.*	1,666	14,894
SkyWest, Inc.	6,918	447,110
Spirit Airlines, Inc.*	2,035	82,031

		733,805

Building Products (0.3%)
Apogee Enterprises, Inc.	559	18,167
Armstrong Flooring, Inc.*	2,226	9,505
Builders FirstSource, Inc.*	1,113	28,281
Caesarstone Ltd.	3,247	48,932
Continental Building Products, Inc.*	2,518	91,731
Cornerstone Building Brands, Inc.*	6,613	56,277
Gibraltar Industries, Inc.*	4,508	227,384
Griffon Corp.	5,112	103,927
Insteel Industries, Inc.	2,532	54,413
JELD-WEN Holding, Inc.*	1,052	24,627
Masonite International Corp.*	175	12,637
Patrick Industries, Inc.	1,086	56,939
PGT Innovations, Inc.*	4,064	60,594
Quanex Building Products Corp.	4,632	79,115
Universal Forest Products, Inc.	972	46,364

		918,893

Commercial Services & Supplies (2.4%)
ABM Industries, Inc.	9,317	351,344
ACCO Brands Corp.	13,474	126,117
Advanced Disposal Services, Inc.*	646	21,234
Brady Corp., Class A	1,201	68,769
BrightView Holdings, Inc.*	4,379	73,874
CECO Environmental Corp.*	4,137	31,689
Charah Solutions, Inc.*	1,361	3,321
Civeo Corp.*	3,608,000	4,654,320
CompX International, Inc.	265	3,866
Deluxe Corp.	5,562	277,655
Ennis, Inc.	3,478	75,299
Heritage-Crystal Clean, Inc.*	637	19,983
HNI Corp.	1,290	48,323
Interface, Inc.	756	12,542
Kimball International, Inc., Class B	663	13,704
Knoll, Inc.	389	9,826

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Matthews International Corp., Class A	4,279	$163,329
McGrath RentCorp	1,087	83,199
Mobile Mini, Inc.	4,122	156,265
NL Industries, Inc.*	1,334	5,216
PICO Holdings, Inc.*	2,626	29,201
Pitney Bowes, Inc.	11,694	47,127
Quad/Graphics, Inc.	4,688	21,893
RR Donnelley & Sons Co.	9,926	39,208
SP Plus Corp.*	3,207	136,073
Steelcase, Inc., Class A	9,282	189,910
Team, Inc.*	4,120	65,796
UniFirst Corp.	2,123	428,804
VSE Corp.	1,165	44,317

		7,202,204

Construction & Engineering (0.4%)
Aegion Corp.*	4,224	94,491
Ameresco, Inc., Class A*	3,137	54,897
Arcosa, Inc.	6,807	303,252
Argan, Inc.	318	12,764
Concrete Pumping Holdings, Inc.*	2,097	11,471
Construction Partners, Inc., Class A*	1,501	25,322
Dycom Industries, Inc.*	885	41,728
EMCOR Group, Inc.	1,948	168,112
Granite Construction, Inc.	5,610	155,229
Great Lakes Dredge & Dock Corp.*	1,008	11,421
IES Holdings, Inc.*	672	17,243
Northwest Pipe Co.*	1,325	44,136
Primoris Services Corp.	1,939	43,123
Sterling Construction Co., Inc.*	2,775	39,072
Tutor Perini Corp.*	5,510	70,859
WillScot Corp.*	2,346	43,377

		1,136,497

Electrical Equipment (0.2%)
American Superconductor Corp. (x)*	2,184	17,144
AZZ, Inc.	2,536	116,529
Bloom Energy Corp., Class A (x)*	7,627	56,974
Encore Wire Corp.	2,847	163,418
EnerSys	2,089	156,320
Powell Industries, Inc.	1,245	60,993
Preformed Line Products Co.	438	26,433
Thermon Group Holdings, Inc.*	3,279	87,877

		685,688

Machinery (2.4%)
Actuant Corp., Class A	3,926	102,194
Alamo Group, Inc.	177	22,222
Altra Industrial Motion Corp.	9,058	327,990
Astec Industries, Inc.	3,111	130,662
Barnes Group, Inc.	5,812	360,112
Blue Bird Corp.*	1,099	25,189
Briggs & Stratton Corp.	5,997	39,940
CIRCOR International, Inc.*	2,736	126,513
Colfax Corp.*	58,000	2,110,040
Columbus McKinnon Corp.	1,288	51,559
Commercial Vehicle Group, Inc.*	4,361	27,692
Eastern Co. (The)	748	22,836
EnPro Industries, Inc.	2,606	174,289
ESCO Technologies, Inc.	222	20,535
Federal Signal Corp.	464	14,964
Franklin Electric Co., Inc.	368	21,094
Gencor Industries, Inc.*	1,103	12,872
Gorman-Rupp Co. (The)	1,953	73,238
Graham Corp.	1,304	28,532
Greenbrier Cos., Inc. (The)	4,454	144,443
Hillenbrand, Inc.	4,380	145,898
Hurco Cos., Inc.	900	34,524
Hyster-Yale Materials Handling, Inc.	1,419	83,664
Kennametal, Inc.	11,542	425,784
LB Foster Co., Class A*	1,365	26,454
Lindsay Corp.	983	94,358
Luxfer Holdings plc	289	5,349
Lydall, Inc.*	2,458	50,438
Manitowoc Co., Inc. (The)*	4,839	84,683
Meritor, Inc.*	1,758	46,042
Miller Industries, Inc.	1,429	53,059
Mueller Industries, Inc.	3,491	110,839
Mueller Water Products, Inc., Class A	8,782	105,208
Navistar International Corp.*	6,986	202,175
NN, Inc.	5,810	53,743
Park-Ohio Holdings Corp.	1,216	40,918
REV Group, Inc.	3,290	40,237
Rexnord Corp.*	13,403	437,206
Spartan Motors, Inc.	1,303	23,558
SPX Corp.*	1,134	57,698
SPX FLOW, Inc.*	5,877	287,209
Standex International Corp.	1,718	136,323
Terex Corp.	2,173	64,712
Titan International, Inc.	7,144	25,861
TriMas Corp.*	6,290	197,569
Twin Disc, Inc.*	1,458	16,067
Wabash National Corp.	7,442	109,323
Watts Water Technologies, Inc., Class A	1,692	168,794

		6,964,609

Marine (2.9%)
Clarkson plc	125,259	5,019,022
Costamare, Inc.	7,086	67,529
Eagle Bulk Shipping, Inc.*	6,430	29,578
Genco Shipping & Trading Ltd.	2,182	23,173
Matson, Inc.	5,954	242,923
Safe Bulkers, Inc.*	8,035	13,659
Scorpio Bulkers, Inc.	6,410	40,832
Stolt-Nielsen Ltd. (x)	245,000	3,181,347

		8,618,063

Professional Services (0.5%)
Acacia Research Corp.*	6,824	18,152
ASGN, Inc.*	882	62,596
BG Staffing, Inc.	800	17,512
CBIZ, Inc.*	7,225	194,786
CRA International, Inc.	775	42,214
FTI Consulting, Inc.*	4,752	525,856
GP Strategies Corp.*	1,822	24,105
Heidrick & Struggles International, Inc.	2,301	74,783

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Huron Consulting Group, Inc.*	2,764	$189,942
ICF International, Inc.	963	88,230
InnerWorkings, Inc.*	6,439	35,479
Kelly Services, Inc., Class A	4,595	103,755
Mistras Group, Inc.*	2,184	31,166
Resources Connection, Inc.	2,885	47,112
TrueBlue, Inc.*	5,419	130,381

		1,586,069

Road & Rail (0.4%)
ArcBest Corp.	3,475	95,910
Covenant Transportation Group, Inc., Class A*	1,787	23,097
Daseke, Inc. (x)*	6,806	21,507
Heartland Express, Inc.	6,031	126,953
Hertz Global Holdings, Inc.*	14,309	225,367
Marten Transport Ltd.	5,431	116,712
PAM Transportation Services, Inc.*	74	4,271
Roadrunner Transportation Systems, Inc. (x)*	506	4,660
Saia, Inc.*	1,470	136,886
US Xpress Enterprises, Inc., Class A*	3,159	15,890
Werner Enterprises, Inc.	6,398	232,823
YRC Worldwide, Inc. (x)*	4,822	12,296

		1,016,372

Trading Companies & Distributors (1.0%)
Aircastle Ltd.	7,348	235,209
Beacon Roofing Supply, Inc.*	7,760	248,165
BlueLinx Holdings, Inc. (x)*	1,284	18,297
BMC Stock Holdings, Inc.*	9,329	267,649
CAI International, Inc.*	2,304	66,770
DXP Enterprises, Inc.*	2,258	89,891
Foundation Building Materials, Inc.*	2,015	38,990
GATX Corp.	4,913	407,042
General Finance Corp.*	932	10,317
GMS, Inc.*	3,097	83,867
H&E Equipment Services, Inc.	963	32,193
Herc Holdings, Inc.*	3,122	152,791
Kaman Corp.	3,308	218,063
MRC Global, Inc.*	10,097	137,723
NOW, Inc.*	15,153	170,320
Rush Enterprises, Inc., Class A	3,811	177,212
Rush Enterprises, Inc., Class B	626	28,608
Systemax, Inc.	466	11,725
Textainer Group Holdings Ltd.*	6,450	69,079
Titan Machinery, Inc.*	2,610	38,576
Triton International Ltd.	7,608	305,842
Veritiv Corp.*	1,865	36,684
Willis Lease Finance Corp.*	413	24,330

		2,869,343

Transportation Infrastructure (0.2%)
Braemar Shipping Services plc	190,858	544,807

Total Industrials		33,877,540

Information Technology (7.2%)
Communications Equipment (1.1%)
ADTRAN, Inc.	6,579	65,066
Applied Optoelectronics, Inc. (x)*	2,752	32,694
CalAmp Corp.*	4,721	45,227
Calix, Inc.*	3,249	25,992
Casa Systems, Inc.*	459	1,877
Comtech Telecommunications Corp.	3,283	116,514
DASAN Zhone Solutions, Inc.*	68	602
Digi International, Inc.*	3,870	68,576
EchoStar Corp., Class A*	27,000	1,169,370
Harmonic, Inc.*	12,316	96,065
Infinera Corp.*	25,123	199,477
Inseego Corp. (x)*	6,373	46,714
KVH Industries, Inc.*	2,305	25,655
Lumentum Holdings, Inc.*	10,858	861,039
NETGEAR, Inc.*	4,162	102,011
NetScout Systems, Inc.*	10,049	241,879
Ribbon Communications, Inc.*	8,585	26,614
TESSCO Technologies, Inc.	880	9,874

		3,135,246

Electronic Equipment, Instruments & Components (1.6%)
Anixter International, Inc.*	4,279	394,096
Arlo Technologies, Inc.*	10,650	44,836
AVX Corp.	6,534	133,751
Bel Fuse, Inc., Class B	1,430	29,315
Belden, Inc.	5,489	301,895
Benchmark Electronics, Inc.	5,167	177,538
CTS Corp.	4,560	136,846
Daktronics, Inc.	5,300	32,277
ePlus, Inc.*	237	19,977
Fabrinet*	431	27,946
FARO Technologies, Inc.*	144	7,250
Fitbit, Inc., Class A*	24,852	163,278
II-VI, Inc.*	4,464	150,303
Insight Enterprises, Inc.*	3,102	218,039
KEMET Corp.	7,941	214,804
Kimball Electronics, Inc.*	3,199	56,142
Knowles Corp.*	11,425	241,639
Methode Electronics, Inc.	5,139	202,220
MTS Systems Corp.	1,674	80,402
PC Connection, Inc.	1,577	78,314
Plexus Corp.*	3,504	269,598
Sanmina Corp.*	7,378	252,623
ScanSource, Inc.*	3,537	130,692
Tech Data Corp.*	4,981	715,272
TTM Technologies, Inc.*	13,950	209,947
Vishay Intertechnology, Inc.	18,658	397,229
Vishay Precision Group, Inc.*	402	13,668

		4,699,897

IT Services (2.9%)
CACI International, Inc., Class A*	25,000	6,249,750
Cardtronics plc, Class A*	995	44,427
Conduent, Inc.*	24,158	149,780
Exela Technologies, Inc. (x)*	1,423	580
Hackett Group, Inc. (The)	311	5,020
Information Services Group, Inc.*	4,730	11,967
KBR, Inc.	19,883	606,432

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Limelight Networks, Inc.*	9,581	$39,090
LiveRamp Holdings, Inc.*	9,399	451,810
ManTech International Corp., Class A	3,749	299,470
Perspecta, Inc.	18,230	482,001
StarTek, Inc.*	2,305	18,394
Sykes Enterprises, Inc.*	5,359	198,229
Unisys Corp.*	2,234	26,495

		8,583,445

Semiconductors & Semiconductor Equipment (1.2%)
Adesto Technologies Corp.*	521	4,428
Alpha & Omega Semiconductor Ltd.*	2,891	39,375
Ambarella, Inc.*	2,657	160,908
Amkor Technology, Inc.*	13,684	177,892
Axcelis Technologies, Inc.*	4,503	108,500
AXT, Inc.*	5,582	24,282
Brooks Automation, Inc.	1,329	55,765
CEVA, Inc.*	265	7,144
Cirrus Logic, Inc.*	8,171	673,372
Cohu, Inc.	5,605	128,074
Diodes, Inc.*	4,407	248,423
DSP Group, Inc.*	2,037	32,062
FormFactor, Inc.*	9,840	255,545
GSI Technology, Inc.*	2,158	15,300
Ichor Holdings Ltd.*	2,396	79,715
MACOM Technology Solutions Holdings, Inc.*	6,471	172,129
NeoPhotonics Corp.*	5,555	48,995
NVE Corp.	53	3,784
Onto Innovation, Inc.*	5,201	190,045
PDF Solutions, Inc.*	3,592	60,669
Photronics, Inc.*	9,118	143,700
Rambus, Inc.*	15,494	213,430
Semtech Corp.*	735	38,881
SMART Global Holdings, Inc.*	1,892	71,782
SunPower Corp. (x)*	8,811	68,726
Synaptics, Inc.*	4,737	311,552
Ultra Clean Holdings, Inc.*	5,588	131,150
Veeco Instruments, Inc.*	6,677	98,052
Xperi Corp.	5,495	101,658

		3,665,338

Software (0.3%)
American Software, Inc., Class A	1,774	26,397
Avaya Holdings Corp.*	15,627	210,965
Cloudera, Inc. (x)*	31,596	367,461
Digimarc Corp. (x)*	82	2,752
GTY Technology Holdings, Inc. (x)*	5,535	32,601
Ideanomics, Inc.*	826	707
OneSpan, Inc.*	1,331	22,787
Ping Identity Holding Corp. (x)*	297	7,217
QAD, Inc., Class A	789	40,184
SecureWorks Corp., Class A*	1,071	17,843
Synchronoss Technologies, Inc. (x)*	5,491	26,082
Telenav, Inc.*	2,232	10,848
TiVo Corp.	17,409	147,628
Verint Systems, Inc.*	512	28,344

		941,816

Technology Hardware, Storage & Peripherals (0.1%)
3D Systems Corp.*	16,030	140,263
Diebold Nixdorf, Inc.*	5,108	53,940
Immersion Corp.*	4,474	33,242
Stratasys Ltd. (x)*	7,184	145,296

		372,741

Total Information Technology		21,398,483

Materials (2.6%)
Chemicals (0.8%)
Advanced Emissions Solutions, Inc. (x)	297	3,118
AdvanSix, Inc.*	3,906	77,964
American Vanguard Corp.	4,127	80,353
Amyris, Inc. (x)*	7,190	22,217
Ferro Corp.*	2,166	32,122
Flotek Industries, Inc.*	7,979	15,958
FutureFuel Corp.	3,563	44,145
Hawkins, Inc.	1,352	61,935
HB Fuller Co.	1,798	92,723
Innophos Holdings, Inc.	2,714	86,794
Innospec, Inc.	461	47,686
Intrepid Potash, Inc.*	13,859	37,558
Koppers Holdings, Inc.*	775	29,620
Kraton Corp.*	3,144	79,606
Kronos Worldwide, Inc. (x)	3,280	43,952
Livent Corp.*	20,562	175,805
LSB Industries, Inc.*	3,056	12,835
Minerals Technologies, Inc.	4,863	280,255
Orion Engineered Carbons SA	2,806	54,156
PolyOne Corp.	629	23,141
PQ Group Holdings, Inc.*	5,255	90,281
Rayonier Advanced Materials, Inc.	6,543	25,125
Sensient Technologies Corp.	2,791	184,457
Stepan Co.	2,548	261,017
Trecora Resources*	3,153	22,544
Tredegar Corp.	3,608	80,639
Trinseo SA	5,505	204,841
Tronox Holdings plc, Class A	7,012	80,077
Valhi, Inc.	4,208	7,869

		2,258,793

Construction Materials (0.1%)
Summit Materials, Inc., Class A*	12,852	307,163
United States Lime & Minerals, Inc.	278	25,103

		332,266

Containers & Packaging (0.1%)
Greif, Inc., Class A	3,597	158,987
Greif, Inc., Class B	888	45,972
UFP Technologies, Inc.*	875	43,409

		248,368

Metals & Mining (1.3%)
AK Steel Holding Corp.*	24,921	81,990
Allegheny Technologies, Inc.*	17,580	363,203
Carpenter Technology Corp.	6,634	330,240
Century Aluminum Co.*	6,947	52,207
Cleveland-Cliffs, Inc. (x)	32,173	270,253

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Coeur Mining, Inc.*	33,408	$269,937
Commercial Metals Co.	16,519	367,878
Gold Resource Corp.	8,318	46,082
Haynes International, Inc.	1,779	63,653
Hecla Mining Co.	68,909	233,601
Kaiser Aluminum Corp.	1,077	119,428
Materion Corp.	1,674	99,519
Novagold Resources, Inc.*	9,759	87,441
Olympic Steel, Inc.	1,307	23,421
Ramaco Resources, Inc. (x)*	1,166	4,174
Ryerson Holding Corp.*	177	2,094
Sandstorm Gold Ltd.*	114,000	849,300
Schnitzer Steel Industries, Inc., Class A	3,532	76,574
SunCoke Energy, Inc.	10,211	63,615
Synalloy Corp.*	1,205	15,557
TimkenSteel Corp.*	5,541	43,552
Warrior Met Coal, Inc.	7,272	153,657
Wheaton Precious Metals Corp.	2,400	71,400
Worthington Industries, Inc.	4,248	179,181

		3,867,957

Paper & Forest Products (0.3%)
Boise Cascade Co.	4,184	152,842
Clearwater Paper Corp.*	2,197	46,928
Louisiana-Pacific Corp.	14,262	423,154
Neenah, Inc.	415	29,228
PH Glatfelter Co.	6,082	111,301
Schweitzer-Mauduit International, Inc.	4,358	182,992
Verso Corp., Class A*	4,566	82,325

		1,028,770

Total Materials		7,736,154

Real Estate (11.8%)
Equity Real Estate Investment Trusts (REITs) (6.1%)
Acadia Realty Trust (REIT)	11,921	309,111
Agree Realty Corp. (REIT)	5,833	409,302
Alexander & Baldwin, Inc. (REIT)	9,508	199,288
American Finance Trust, Inc. (REIT)	14,140	187,496
Armada Hoffler Properties, Inc. (REIT)	5,298	97,218
Ashford Hospitality Trust, Inc. (REIT)	12,163	33,935
Braemar Hotels & Resorts, Inc. (REIT)	4,292	38,327
BRT Apartments Corp. (REIT)	1,481	25,132
CareTrust REIT, Inc. (REIT)	3,341	68,925
CatchMark Timber Trust, Inc. (REIT), Class A	6,691	76,746
CBL & Associates Properties, Inc. (REIT) (x)	22,852	23,995
Cedar Realty Trust, Inc. (REIT)	11,210	33,069
Chatham Lodging Trust (REIT)	6,382	117,046
CIM Commercial Trust Corp. (REIT)	186	2,697
City Office REIT, Inc. (REIT)	7,354	99,426
Community Healthcare Trust, Inc. (REIT)	1,088	46,632
CoreCivic, Inc. (REIT)	16,786	291,741
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	1,824	81,551
CorePoint Lodging, Inc. (REIT)	5,592	59,722
DiamondRock Hospitality Co. (REIT)	28,329	313,885
Easterly Government Properties, Inc. (REIT)	8,189	194,325
Equity Commonwealth (REIT)	2,000	65,660
Equity LifeStyle Properties, Inc. (REIT)	37,800	2,660,742
Essential Properties Realty Trust, Inc. (REIT)	10,107	250,755
Farmland Partners, Inc. (REIT) (x)	4,128	27,988
First Industrial Realty Trust, Inc. (REIT)	14,128	586,453
Franklin Street Properties Corp. (REIT)	14,369	122,999
Front Yard Residential Corp. (REIT)	6,987	86,220
Getty Realty Corp. (REIT)	4,685	153,996
Gladstone Commercial Corp. (REIT)	2,892	63,219
Gladstone Land Corp. (REIT)	2,510	32,555
Global Medical REIT, Inc. (REIT)	4,449	58,860
Global Net Lease, Inc. (REIT)	12,617	255,873
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	8,291	266,804
Healthcare Realty Trust, Inc. (REIT)	18,503	617,445
Hersha Hospitality Trust (REIT)	4,712	68,560
Independence Realty Trust, Inc. (REIT)	12,699	178,802
Industrial Logistics Properties Trust (REIT)	9,087	203,730
Investors Real Estate Trust (REIT)	1,649	119,552
iStar, Inc. (REIT) (x)	2,421	35,129
Jernigan Capital, Inc. (REIT) (x)	3,013	57,669
Kite Realty Group Trust (REIT)	11,702	228,540
Lexington Realty Trust (REIT)	33,901	360,029
LTC Properties, Inc. (REIT)	2,831	126,744
Mack-Cali Realty Corp. (REIT)	12,208	282,371
Monmouth Real Estate Investment Corp. (REIT)	11,185	161,959
National Health Investors, Inc. (REIT)	3,370	274,588
New Senior Investment Group, Inc. (REIT)	6,811	52,104
Office Properties Income Trust (REIT)	6,676	214,567
One Liberty Properties, Inc. (REIT)	2,182	59,329
Pebblebrook Hotel Trust (REIT)	18,286	490,248
Pennsylvania REIT (REIT)(x)	5,291	28,201
Physicians Realty Trust (REIT)	26,316	498,425
Piedmont Office Realty Trust, Inc. (REIT), Class A	17,575	390,868
PotlatchDeltic Corp. (REIT)	9,293	402,108
Preferred Apartment Communities, Inc. (REIT), Class A	6,324	84,236
Retail Opportunity Investments Corp. (REIT)	15,915	281,059

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Retail Value, Inc. (REIT)	1,947	$71,650
Rexford Industrial Realty, Inc. (REIT)	15,566	710,899
RLJ Lodging Trust (REIT)	23,780	421,382
RPT Realty (REIT)	10,949	164,673
Sabra Health Care REIT, Inc. (REIT)	27,085	577,994
Safehold, Inc. (REIT) (x)	1,438	57,951
Saul Centers, Inc. (REIT)	160	8,445
Senior Housing Properties Trust (REIT)	33,339	281,381
Seritage Growth Properties (REIT), Class A (x)	4,325	173,346
STAG Industrial, Inc. (REIT)	18,756	592,127
Summit Hotel Properties, Inc. (REIT)	14,628	180,509
Sunstone Hotel Investors, Inc. (REIT)	31,527	438,856
Terreno Realty Corp. (REIT)	8,329	450,932
UMH Properties, Inc. (REIT)	772	12,143
Universal Health Realty Income Trust (REIT)	166	19,482
Urban Edge Properties (REIT)	16,224	311,176
Urstadt Biddle Properties, Inc. (REIT), Class A	4,151	103,111
Washington Prime Group, Inc. (REIT) (x)	25,988	94,596
Washington REIT (REIT)	11,240	327,983
Whitestone REIT (REIT) (x)	5,274	71,832
Xenia Hotels & Resorts, Inc. (REIT) (x)	15,925	344,139

		17,972,563

Real Estate Management & Development (5.7%)
Altisource Portfolio Solutions SA (x)*	697	13,473
American Realty Investors, Inc.*	330	5,653
Consolidated-Tomoka Land Co.	713	43,008
Cushman & Wakefield plc*	914	18,682
DREAM Unlimited Corp., Class A	593,000	5,342,959
Forestar Group, Inc.*	1,668	34,778
FRP Holdings, Inc.*	967	48,166
Griffin Industrial Realty, Inc.	101	3,994
Howard Hughes Corp. (The)*	85,600	10,854,080
Kennedy-Wilson Holdings, Inc.	8,509	189,751
Marcus & Millichap, Inc.*	411	15,310
Maui Land & Pineapple Co., Inc.*	348	3,915
Newmark Group, Inc., Class A	2,242	30,166
Rafael Holdings, Inc., Class B*	1,508	26,903
RE/MAX Holdings, Inc., Class A	2,509	96,571
Realogy Holdings Corp. (x)	16,082	155,674
St Joe Co. (The)*	4,630	91,813
Stratus Properties, Inc.*	806	24,970
Tejon Ranch Co.*	2,915	46,582
Transcontinental Realty Investors, Inc. (x)*	139	5,543

		17,051,991

Total Real Estate		35,024,554

Utilities (3.7%)
Electric Utilities (0.9%)
ALLETE, Inc.	7,244	587,995
El Paso Electric Co.	4,718	320,305
Genie Energy Ltd., Class B	1,224	9,462
MGE Energy, Inc.	3,139	247,416
Otter Tail Corp.	3,082	158,076
PNM Resources, Inc.	11,150	565,416
Portland General Electric Co.	12,585	702,117

		2,590,787

Gas Utilities (1.8%)
New Jersey Resources Corp.	11,608	517,369
Northwest Natural Holding Co.	3,618	266,755
ONE Gas, Inc.	7,317	684,652
RGC Resources, Inc.	1,078	30,809
Rubis SCA	36,000	2,210,871
South Jersey Industries, Inc.	11,231	370,398
Southwest Gas Holdings, Inc.	6,755	513,177
Spire, Inc.	6,966	580,337

		5,174,368

Independent Power and Renewable Electricity Producers (0.3%)
Atlantic Power Corp.*	5,911	13,773
Clearway Energy, Inc., Class A	5,118	97,856
Clearway Energy, Inc., Class C	10,234	204,168
Ormat Technologies, Inc.	3,582	266,931
Pattern Energy Group, Inc., Class A	12,456	333,260
Sunnova Energy International, Inc.*	1,261	14,073
TerraForm Power, Inc., Class A	3,146	48,417

		978,478

Multi-Utilities (0.6%)
Avista Corp.	9,315	447,958
Black Hills Corp.	8,570	673,088
NorthWestern Corp.	7,096	508,570
Unitil Corp.	2,003	123,826

		1,753,442

Water Utilities (0.1%)
AquaVenture Holdings Ltd.*	1,678	45,507
Artesian Resources Corp., Class A	1,131	42,085
Cadiz, Inc. (x)*	1,877	20,685
California Water Service Group	415	21,397
Consolidated Water Co. Ltd.	2,014	32,828
Middlesex Water Co.	325	20,660
SJW Group	1,294	91,952
York Water Co. (The)	225	10,375

		285,489

Total Utilities		10,782,564

Total Common Stocks (95.7%) (Cost $206,101,530)		282,963,645

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
MASTER LIMITED PARTNERSHIP:
Industrials (2.2%)
Industrial Conglomerates (2.2%)
Icahn Enterprises LP (Cost $4,132,297)	107,200	$6,592,800

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)* (Cost $—)	549	74

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.8%)
JPMorgan Prime Money Market Fund, IM Shares	2,316,042	2,316,737

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.5%)
Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $825,072, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $841,500. (xx)	$825,000	825,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $2,120,155, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $2,162,355. (xx)	2,119,955	2,119,955
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $300,046, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $306,002. (xx)	300,000	300,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $200,019, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $217,778. (xx)	$200,000	$200,000

Total Repurchase Agreements		4,444,955

Total Short-Term Investments (2.3%) (Cost $6,761,918)		6,761,692

Total Investments in Securities (100.2%) (Cost $216,995,745)		296,318,211
Other Assets Less Liabilities (-0.2%)		(516,092)

Net Assets (100%)		$295,802,119

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $7,209,895. This was collateralized by $3,002,973 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 2/15/49 and by cash of $4,444,955 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Capital Markets
Associated Capital Group, Inc., Class A (x)	189,834	6,708,215	—	(24,715)	3,605	754,388	7,441,493	37,975	—
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	12,527	167,506	93,541	(15,162)	(145)	33,487	279,227	20,892	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	936	19,899	—	—	—	11,962	31,861	112	—

Total		6,895,620	93,541	(39,877)	3,460	799,837	7,752,581	58,979	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Micro E-Mini Russell 2000 Index	12	3/2020	USD	100,236	334
Russell 2000 E-Mini Index	18	3/2020	USD	1,503,540	6,368

					6,702

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Assets:
Common Stocks
Communication Services	$15,045,616	$832,212	$—	$15,877,828
Consumer Discretionary	17,025,665	17,366	—	17,043,031
Consumer Staples	12,550,868	—	—	12,550,868
Energy	65,848,646	2,374,440	—	68,223,086
Financials	52,181,181	484,744	—	52,665,925
Health Care	7,783,612	—	—	7,783,612
Industrials	25,109,528	8,768,012	—	33,877,540
Information Technology	21,398,483	—	—	21,398,483
Materials	7,736,154	—	—	7,736,154
Real Estate	29,681,595	5,342,959	—	35,024,554
Utilities	8,571,693	2,210,871	—	10,782,564

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Futures	$6,702	$—	$—	$6,702
Master Limited Partnership
Industrials	6,592,800	—	—	6,592,800
Rights
Health Care	—	—	74	74
Short-Term Investments
Investment Company	2,316,737	—	—	2,316,737
Repurchase Agreements	—	4,444,955	—	4,444,955

Total Assets	$271,849,280	$24,475,559	$74	$296,324,913

Total Liabilities	$—	$—	$—	$—

Total	$271,849,280	$24,475,559	$74	$296,324,913

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$6,702	*

Total		$6,702

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$143,017	$143,017

Total	$143,017	$143,017

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$59,492	$59,492

Total	$59,492	$59,492

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,371,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 39%)*	$38,344,906
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 32%)*	$65,011,367

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$112,526,415
Aggregate gross unrealized depreciation	(30,718,131)

Net unrealized appreciation	$81,808,284

Federal income tax cost of investments in securities and derivative instruments, if applicable	$214,516,629

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $6,430,669)	$7,752,581
Unaffiliated Issuers (Cost $206,120,121)	284,120,675
Repurchase Agreements (Cost $4,444,955)	4,444,955
Cash	3,801,055
Foreign cash (Cost $1)	1
Cash held as collateral at broker for futures	58,800
Dividends, interest and other receivables	360,457
Receivable for Portfolio shares sold	101,049
Securities lending income receivable	14,456
Due from broker for futures variation margin	2,115
Receivable for securities sold	895
Other assets	1,251

Total assets	300,658,290

LIABILITIES
Payable for return of collateral on securities loaned	4,444,955
Investment management fees payable	169,281
Payable for Portfolio shares redeemed	82,639
Payable for securities purchased	47,963
Administrative fees payable	29,757
Distribution fees payable – Class IB	1,576
Accrued expenses	80,000

Total liabilities	4,856,171

NET ASSETS	$295,802,119

Net assets were comprised of:
Paid in capital	$213,993,835
Total distributable earnings (loss)	81,808,284

Net assets	$295,802,119

Class IB
Net asset value, offering and redemption price per share, $7,830,575 / 737,459 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.62

Class K
Net asset value, offering and redemption price per share, $287,971,544 / 27,160,990 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.60

(x)	Includes value of securities on loan of $7,209,895.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($58,979 of dividend income received from affiliates) (net of $27,027 foreign withholding tax)	$4,136,812
Interest	64,991
Securities lending (net)	139,257

Total income	4,341,060

EXPENSES
Investment management fees	2,298,226
Administrative fees	353,921
Custodian fees	109,000
Professional fees	46,609
Printing and mailing expenses	37,693
Distribution fees – Class IB	14,067
Trustees’ fees	9,208
Miscellaneous	7,553

Gross expenses	2,876,277
Less: Waiver from investment manager	(275,460)

Net expenses	2,600,817

NET INVESTMENT INCOME (LOSS)	1,740,243

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($3,460 of realized gain (loss) from affiliates)	11,415,567
Futures contracts	143,017
Foreign currency transactions	(5,346)

Net realized gain (loss)	11,553,238

Change in unrealized appreciation (depreciation) on:
Investments in securities ($799,837 of change in unrealized appreciation (depreciation) from affiliates)	52,109,921
Futures contracts	59,492
Foreign currency translations	(11)

Net change in unrealized appreciation (depreciation)	52,169,402

NET REALIZED AND UNREALIZED GAIN (LOSS)	63,722,640

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$65,462,883

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,740,243	$2,934,704
Net realized gain (loss)	11,553,238	10,977,339
Net change in unrealized appreciation (depreciation)	52,169,402	(43,770,975)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	65,462,883	(29,858,932)

Distributions to shareholders:
Class IB	(349,889)	(146,277)
Class K	(13,530,781)	(12,707,970)

Total distributions to shareholders	(13,880,670)	(12,854,247)

Tax return of capital:
Class IB	(21,211)	(14,514)
Class K	(1,036,425)	(1,260,916)

Total	(1,057,636)	(1,275,430)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 420,371 and 198,164 shares, respectively ]	4,378,685	2,245,218
Capital shares issued in reinvestment of dividends and distributions [ 36,838 and 17,197 shares, respectively ]	371,100	160,791
Capital shares repurchased [ (81,987) and (38,618) shares, respectively ]	(851,442)	(432,341)

Total Class IB transactions	3,898,343	1,973,668

Class K
Capital shares sold [ 140,443 and 588,969 shares, respectively ]	1,444,224	6,180,834
Capital shares issued in reinvestment of dividends and distributions [ 1,448,374 and 1,496,361 shares, respectively ]	14,567,206	13,968,886
Capital shares repurchased [ (3,549,266) and (3,732,245) shares, respectively ]	(36,327,839)	(42,701,639)

Total Class K transactions	(20,316,409)	(22,551,919)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(16,418,066)	(20,578,251)

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,106,511	(64,566,860)
NET ASSETS:
Beginning of year	261,695,608	326,262,468

End of year	$295,802,119	$261,695,608

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡
Class IB	2019	2018	2017	2016
Net asset value, beginning of year	$8.89	$10.55	$9.84	$8.55	$10.00		$9.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.07	0.05	0.06	0.03		—	#
Net realized and unrealized gain (loss)	2.23	(1.25)	1.19	2.02	(1.10)		0.41

Total from investment operations	2.27	(1.18)	1.24	2.08	(1.07)		0.41

Less distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.02)	(0.03)	—		—	#
Distributions from net realized gains	(0.45)	(0.40)	(0.51)	(0.50)	(0.36)		—
Return of capital	(0.03)	(0.04)	—	(0.26)	(0.02)		—

Total dividends and distributions	(0.54)	(0.48)	(0.53)	(0.79)	(0.38)		—

Net asset value, end of year	$10.62	$8.89	$10.55	$9.84	$8.55		$10.20

Total return (b)	25.84%	(11.44)%	12.80%	24.19%	(10.63)%		4.19%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,831	$3,220	$1,957	$418	$166		$—
Ratio of expenses to average net assets:
After waivers (a)(f)	1.15%	1.15%	1.15%	1.18%	1.22%		1.25%
Before waivers (a)(f)	1.25%	1.23%	1.26%	1.27%	1.24%		1.25%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.37%	0.66%	0.52%	0.61%	0.41	%(l)	0.15	%(l)
Before waivers (a)(f)	0.27%	0.58%	0.42%	0.52%	0.39	%(l)	0.15	%(l)
Portfolio turnover rate^	14%	18%	23%	23%	17%		17%

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.88	$10.54	$9.83	$8.54	$9.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.10	0.08	0.07	0.05
Net realized and unrealized gain (loss)	2.22	(1.25)	1.18	2.03	(0.90)

Total from investment operations	2.28	(1.15)	1.26	2.10	(0.85)

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.04)	(0.04)	(0.02)
Distributions from net realized gains	(0.45)	(0.40)	(0.51)	(0.50)	(0.36)
Return of capital	(0.04)	(0.05)	—	(0.27)	(0.02)

Total dividends and distributions	(0.56)	(0.51)	(0.55)	(0.81)	(0.40)

Net asset value, end of year	$10.60	$8.88	$10.54	$9.83	$8.54

Total return	26.06%	(11.20)%	13.08%	24.54%	(8.58)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$287,972	$258,476	$324,305	$173,256	$149,286
Ratio of expenses to average net assets:
After waivers (f)	0.90%	0.90%	0.90%	0.93%	0.98%
Before waivers (f)	1.00%	0.98%	1.01%	1.02%	0.99%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.61%	0.88%	0.74%	0.82%	0.48%
Before waivers (f)	0.51%	0.80%	0.64%	0.73%	0.48%
Portfolio turnover rate^	14%	18%	23%	23%	17%
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

See Notes to Financial Statements.

1290 VT SMARTBETA EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	26.90%	9.21%	9.11%
Portfolio – Class K Shares*	27.20	9.48	9.38
MSCI World (Net) Index	27.67	8.74	8.45

* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 26.90% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the MSCI World (Net) Index, which returned 27.67% over the same period.

Market Overview

Global equities advanced sharply in 2019, the benchmark MSCI World Index rising by almost 9% in the fourth quarter to cap a more than 27% annual return. The index’s climb to new record highs late in the year was helped by the announcement of a ‘Phase One’ trade deal between the U.S. and China and a reduction in uncertainty surrounding Brexit after the incumbent Conservative party won a comfortable majority in the country’s general election. Investor sentiment was also lifted by strong domestic economic data, encouraging corporate results, and continued accommodative monetary policies in the U.S., where the Federal Reserve cut interest rates three times during the year. Against this supportive macroeconomic backdrop, all sectors rose, with cyclicals outperforming traditionally defensive areas of the market and information technology stocks particularly strong.

Portfolio Highlights

What helped performance during the year:

•

While less beneficial during the market gains in the fourth quarter, the Portfolio’s balance of low volatility and high quality exposures helped returns for much of the year — especially during bouts of volatility in May and August.

•

The Portfolio continued to benefit from its low level of exposure to the energy sector, which extended its run of underperformance. In this environment, not owning stocks such as Royal Dutch Shell contributed strongly to relative returns.

What hurt performance during the year:

•

The increase in risk appetite in the fourth quarter created several headwinds for Portfolio performance. Periods of strong equity market returns, especially when driven by more volatile and lower quality companies, have historically been challenging for relative returns and proved to be so on this occasion.

•

Portfolio performance was hurt by a lower-than-benchmark exposure to the information technology sector. Underweight positions in stocks that make up a large proportion of the capitalization-weighted index — such as Apple, Inc., Microsoft Corp. and Facebook, Inc. — were among the top detractors during the year.

1290 VT SMARTBETA EQUITY PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — AXA Rosenberg Investment Management LLC

2019 ended very differently than it had begun in global equity markets, with the fourth quarter’s strong gains a marked contrast to the sharp sell-off seen at the close of 2018. While low volatility and high quality characteristics delivered lower returns in the recent environment, their defensiveness in late 2018 and during bouts of risk aversion in the middle of 2019 demonstrated the important role that these factors can play in less ebullient markets. Given the considerable uncertainty in the global economic and geopolitical outlook, challenges to the market’s current calm may present themselves in the year ahead. Nonetheless, when considering potentially less volatile investments, a thoughtful approach remains important, especially as valuations in some parts of the market — including several hot spots for defensive investors — continue to be quite demanding. In this context, we believe a holistic view — favoring less variable earnings, as well as less volatile stock prices — is an appropriate way to capture the long-term return premium that has traditionally been associated with less risky stocks.

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	19.9%
Industrials	14.3
Health Care	13.2
Information Technology	12.7
Consumer Staples	11.9
Consumer Discretionary	7.1
Communication Services	5.4
Utilities	5.2
Real Estate	4.6
Materials	3.4
Energy	1.0
Cash and Other	1.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

1290 VT SMARTBETA EQUITY PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,075.20	$6.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	1,076.10	4.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (5.4%)
Diversified Telecommunication Services (3.5%)
AT&T, Inc.	7,280	$284,502
BCE, Inc.	1,700	78,759
Deutsche Telekom AG (Registered)	11,081	181,099
Nippon Telegraph & Telephone Corp.	3,400	86,271
Swisscom AG (Registered)	180	95,338
Telefonica SA	4,229	29,539
Telenor ASA	3,238	58,071
Telia Co. AB	12,000	51,567
Verizon Communications, Inc.	4,200	257,880

		1,123,026

Interactive Media & Services (0.7%)
Alphabet, Inc., Class A*	160	214,303

Media (0.4%)
Comcast Corp., Class A	1,500	67,455
Omnicom Group, Inc.	500	40,510
Quebecor, Inc., Class B	1,200	30,625

		138,590

Wireless Telecommunication Services (0.8%)
KDDI Corp.	2,500	74,847
NTT DOCOMO, Inc.	2,900	81,084
Rogers Communications, Inc., Class B	2,200	109,242

		265,173

Total Communication Services		1,741,092

Consumer Discretionary (7.1%)
Auto Components (0.1%)
Bridgestone Corp.	600	22,475

Automobiles (0.4%)
General Motors Co.	2,100	76,860
Toyota Motor Corp.	500	35,498

		112,358

Hotels, Restaurants & Leisure (1.3%)
Compass Group plc	2,171	54,351
Domino’s Pizza, Inc. (x)	100	29,378
Marriott International, Inc., Class A	200	30,286
Restaurant Brands International, Inc.	400	25,499
Starbucks Corp.	2,100	184,632
Yum! Brands, Inc.	1,100	110,803

		434,949

Household Durables (0.8%)
NVR, Inc.*	10	38,084
Panasonic Corp.	8,000	75,799
Sekisui Chemical Co. Ltd.	2,000	35,047
Sekisui House Ltd.	5,000	107,381

		256,311

Multiline Retail (0.5%)
Dollar General Corp.	500	77,990
Wesfarmers Ltd.	2,747	79,807

		157,797

Specialty Retail (2.6%)
AutoZone, Inc.*	100	119,131
Home Depot, Inc. (The)	1,200	262,056
Industria de Diseno Textil SA	2,400	84,666
Lowe’s Cos., Inc.	500	59,880
O’Reilly Automotive, Inc.*	200	87,652
Ross Stores, Inc.	700	81,494
TJX Cos., Inc. (The)	2,600	158,756

		853,635

Textiles, Apparel & Luxury Goods (1.4%)
adidas AG	400	130,027
Gildan Activewear, Inc.	1,000	29,564
LVMH Moet Hennessy Louis Vuitton SE	200	92,922
NIKE, Inc., Class B	1,500	151,965
VF Corp.	600	59,796

		464,274

Total Consumer Discretionary		2,301,799

Consumer Staples (11.9%)
Beverages (3.5%)
Asahi Group Holdings Ltd.	600	27,516
Brown-Forman Corp., Class B	500	33,800
Carlsberg A/S, Class B	200	29,836
Coca-Cola Co. (The)	6,200	343,170
Diageo plc	4,452	188,737
Heineken NV	900	95,825
Kirin Holdings Co. Ltd.	1,000	21,996
PepsiCo, Inc.	2,615	357,392
Pernod Ricard SA	200	35,760

		1,134,032

Food & Staples Retailing (2.2%)
Alimentation Couche-Tard, Inc., Class B	1,800	57,124
Costco Wholesale Corp.	900	264,528
Koninklijke Ahold Delhaize NV	1,000	25,008
Loblaw Cos. Ltd.	1,100	56,756
Metro, Inc.	700	28,888
Seven & i Holdings Co. Ltd.	900	33,157
Sysco Corp.	1,600	136,864
Walmart, Inc.	400	47,536
Woolworths Group Ltd.	2,300	58,363

		708,224

Food Products (2.4%)
Danone SA	386	31,997
General Mills, Inc.	1,600	85,696
Hershey Co. (The)	500	73,490
Kellogg Co.	1,000	69,160
Lamb Weston Holdings, Inc.	400	34,412
McCormick & Co., Inc. (Non-Voting)	300	50,919
Mondelez International, Inc., Class A	2,800	154,224
Mowi ASA	1,400	36,390
Nestle SA (Registered)	1,891	204,732

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Tyson Foods, Inc., Class A	300	$27,312

		768,332

Household Products (2.0%)
Church & Dwight Co., Inc.	1,000	70,340
Clorox Co. (The)	300	46,062
Kimberly-Clark Corp.	1,200	165,060
Procter & Gamble Co. (The)	3,000	374,700

		656,162

Personal Products (1.8%)
Beiersdorf AG	450	53,833
Estee Lauder Cos., Inc. (The), Class A	500	103,270
Kao Corp.	900	74,755
L’Oreal SA	300	88,839
Unilever NV	3,000	172,394
Unilever plc	1,400	80,677

		573,768

Total Consumer Staples		3,840,518

Energy (1.0%)
Oil, Gas & Consumable Fuels (1.0%)
Chevron Corp.	800	96,408
Enbridge, Inc.	900	35,784
Eni SpA	2,100	32,615
Inpex Corp.	3,200	33,471
Neste OYJ	1,800	62,631
TOTAL SA	1,400	77,263

Total Energy		338,172

Financials (19.9%)
Banks (6.1%)
Aozora Bank Ltd.	1,200	31,929
Bank Hapoalim BM	6,000	49,778
Bank Leumi Le-Israel BM	6,000	43,680
Bank of America Corp.	3,900	137,358
Bank of Montreal	1,400	108,503
Bank of Nova Scotia (The)	1,300	73,432
Canadian Imperial Bank of Commerce	700	58,251
Citigroup, Inc.	1,100	87,879
Citizens Financial Group, Inc.	900	36,549
Commonwealth Bank of Australia	800	44,856
Hang Seng Bank Ltd.	2,100	43,389
JPMorgan Chase & Co.	500	69,700
M&T Bank Corp.	200	33,950
Mizrahi Tefahot Bank Ltd.	1,800	47,954
National Australia Bank Ltd.	1,700	29,383
National Bank of Canada	1,800	99,914
Oversea-Chinese Banking Corp. Ltd.	3,000	24,492
PNC Financial Services Group, Inc. (The)	800	127,704
Royal Bank of Canada	2,200	174,079
Skandinaviska Enskilda Banken AB, Class A	5,000	47,019
Svenska Handelsbanken AB, Class A	6,000	64,636
Swedbank AB, Class A	3,200	47,643
Toronto-Dominion Bank (The)	3,800	213,125
Truist Financial Corp.	2,465	138,829
United Overseas Bank Ltd.	2,000	39,273
US Bancorp	1,900	112,651

		1,985,956

Capital Markets (4.5%)
Ameriprise Financial, Inc.	400	66,632
ASX Ltd.	800	44,019
Bank of New York Mellon Corp. (The)	1,500	75,495
BlackRock, Inc.	300	150,810
CME Group, Inc.	800	160,576
Deutsche Boerse AG	560	88,036
FactSet Research Systems, Inc.	100	26,830
Hong Kong Exchanges & Clearing Ltd.	800	25,974
Intercontinental Exchange, Inc.	2,300	212,865
Moody’s Corp.	400	94,964
Morgan Stanley	1,500	76,680
MSCI, Inc.	200	51,636
Nasdaq, Inc.	400	42,840
Northern Trust Corp.	700	74,368
S&P Global, Inc.	700	191,135
T. Rowe Price Group, Inc.	500	60,920

		1,443,780

Consumer Finance (0.6%)
American Express Co.	1,200	149,388
Discover Financial Services	400	33,928

		183,316

Diversified Financial Services (0.8%)
Berkshire Hathaway, Inc., Class B*	1,200	271,800

Insurance (7.9%)
Aflac, Inc.	1,900	100,510
Allianz SE (Registered)	802	196,473
Allstate Corp. (The)	1,300	146,185
Aon plc	1,000	208,290
Assicurazioni Generali SpA	2,400	49,521
Baloise Holding AG (Registered)	161	29,113
Chubb Ltd.	1,400	217,924
Cincinnati Financial Corp.	300	31,545
Great-West Lifeco, Inc.	1,700	43,542
Hannover Rueck SE	180	34,788
Hartford Financial Services Group, Inc. (The)	2,000	121,540
Insurance Australia Group Ltd.	5,068	27,243
Intact Financial Corp.	700	75,695
Legal & General Group plc	8,000	32,108
Loews Corp.	500	26,245
Manulife Financial Corp.	3,500	71,049
Marsh & McLennan Cos., Inc.	2,200	245,102
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	350	103,253
NN Group NV	635	24,089
Power Corp. of Canada	1,300	33,487
Progressive Corp. (The)	1,800	130,302
Sampo OYJ, Class A	1,900	82,926
Sompo Holdings, Inc.	500	19,787
Sun Life Financial, Inc.	3,000	136,791

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Tokio Marine Holdings, Inc.	1,800	$101,369
Willis Towers Watson plc	500	100,970
Zurich Insurance Group AG	380	155,919

		2,545,766

Total Financials		6,430,618

Health Care (13.2%)
Biotechnology (1.0%)
Amgen, Inc.	922	222,266
CSL Ltd.	476	92,113

		314,379

Health Care Equipment & Supplies (4.1%)
Abbott Laboratories	1,000	86,860
Baxter International, Inc.	1,000	83,620
Boston Scientific Corp.*	900	40,698
Coloplast A/S, Class B	300	37,215
Danaher Corp.	1,100	168,828
Hoya Corp.	500	48,088
IDEXX Laboratories, Inc.*	200	52,226
Intuitive Surgical, Inc.*	200	118,230
Koninklijke Philips NV	1,319	64,389
Medtronic plc	3,000	340,350
STERIS plc	200	30,484
Stryker Corp.	900	188,946
Terumo Corp.	1,000	35,755
West Pharmaceutical Services, Inc.	200	30,066

		1,325,755

Health Care Providers & Services (1.5%)
AmerisourceBergen Corp.	300	25,506
Anthem, Inc.	200	60,406
HCA Healthcare, Inc.	400	59,124
Henry Schein, Inc.*	500	33,360
Quest Diagnostics, Inc.	300	32,037
UnitedHealth Group, Inc.	900	264,582

		475,015

Life Sciences Tools & Services (0.9%)
Agilent Technologies, Inc.	700	59,717
Mettler-Toledo International, Inc.*	100	79,328
Thermo Fisher Scientific, Inc.	300	97,461
Waters Corp.*	200	46,730

		283,236

Pharmaceuticals (5.7%)
Astellas Pharma, Inc.	3,900	67,121
Chugai Pharmaceutical Co. Ltd.	300	27,831
Eli Lilly & Co.	1,300	170,859
GlaxoSmithKline plc	2,800	65,981
Johnson & Johnson	1,500	218,805
Merck & Co., Inc.	3,600	327,420
Merck KGaA	300	35,451
Novartis AG (Registered)	834	79,195
Novo Nordisk A/S, Class B	2,691	156,184
Otsuka Holdings Co. Ltd.	500	22,470
Pfizer, Inc.	7,900	309,522
Roche Holding AG	590	191,424
Shionogi & Co. Ltd.	500	31,140
Zoetis, Inc.	1,200	158,820

		1,862,223

Total Health Care		4,260,608

Industrials (14.3%)
Aerospace & Defense (2.5%)
Airbus SE	477	69,813
CAE, Inc.	1,500	39,714
General Dynamics Corp.	600	105,810
HEICO Corp.	200	22,830
L3Harris Technologies, Inc.	400	79,148
Lockheed Martin Corp.	500	194,690
MTU Aero Engines AG	150	42,838
Northrop Grumman Corp.	500	171,985
United Technologies Corp.	600	89,856

		816,684

Air Freight & Logistics (0.8%)
Deutsche Post AG (Registered)	800	30,519
Expeditors International of Washington, Inc.	1,100	85,822
United Parcel Service, Inc., Class B	1,100	128,766

		245,107

Building Products (1.1%)
Allegion plc	300	37,362
Assa Abloy AB, Class B	1,600	37,410
Daikin Industries Ltd.	500	71,097
Geberit AG (Registered)	150	84,191
Johnson Controls International plc	1,900	77,349
Lennox International, Inc.	100	24,397
Masco Corp.	700	33,593

		365,399

Commercial Services & Supplies (1.1%)
Cintas Corp.	200	53,816
Copart, Inc.*	500	45,470
Republic Services, Inc.	500	44,815
Secom Co. Ltd.	800	71,986
Sohgo Security Services Co. Ltd.	600	32,690
Waste Management, Inc.	1,000	113,960

		362,737

Construction & Engineering (0.8%)
HOCHTIEF AG	210	26,783
Obayashi Corp.	5,100	57,123
Shimizu Corp.	3,200	32,867
Taisei Corp.	800	33,464
Vinci SA	600	66,629
WSP Global, Inc.	600	40,970

		257,836

Electrical Equipment (0.5%)
Eaton Corp. plc	400	37,888
Legrand SA	300	24,444
Rockwell Automation, Inc.	200	40,534
Schneider Electric SE	400	41,054

		143,920

Industrial Conglomerates (1.5%)
3M Co.	900	158,778
Honeywell International, Inc.	900	159,300
Roper Technologies, Inc.	200	70,846
Siemens AG (Registered)	720	94,121

		483,045

See Notes to Financial Statements.

EQ ADVISORS TRUST
1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Machinery (1.9%)
Atlas Copco AB, Class A	1,800	$71,797
Caterpillar, Inc.	600	88,608
Cummins, Inc.	400	71,584
IDEX Corp.	200	34,400
Illinois Tool Works, Inc.	600	107,778
Ingersoll-Rand plc	900	119,628
Kone OYJ, Class B	1,000	65,373
Sandvik AB	2,000	39,001
Schindler Holding AG	120	30,527

		628,696

Marine (0.2%)
Kuehne + Nagel International AG (Registered)	450	75,884

Professional Services (1.4%)
CoStar Group, Inc.*	100	59,830
Experian plc	1,000	33,804
IHS Markit Ltd.*	1,200	90,420
Randstad NV	400	24,426
Recruit Holdings Co. Ltd.	1,000	37,725
TransUnion	400	34,244
Verisk Analytics, Inc.	500	74,670
Wolters Kluwer NV	1,200	87,519

		442,638

Road & Rail (1.2%)
Canadian National Railway Co.	1,200	108,555
Central Japan Railway Co.	200	40,495
East Japan Railway Co.	600	54,437
Kintetsu Group Holdings Co. Ltd.	1,000	54,484
Odakyu Electric Railway Co. Ltd.	2,000	46,956
Tokyu Corp.	2,000	37,164
Union Pacific Corp.	300	54,237

		396,328

Trading Companies & Distributors (1.1%)
Fastenal Co.	1,600	59,120
Ferguson plc	568	51,538
ITOCHU Corp.	2,500	58,315
Mitsubishi Corp.	1,100	29,359
Mitsui & Co. Ltd.	1,700	30,447
Sumitomo Corp.	2,200	32,882
Toyota Tsusho Corp.	1,700	60,393
WW Grainger, Inc.	100	33,852

		355,906

Transportation Infrastructure (0.2%)
Aena SME SA (m)	260	49,725

Total Industrials		4,623,905

Information Technology (12.7%)
Communications Equipment (0.6%)
Cisco Systems, Inc.	3,797	182,104

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	800	86,584
CDW Corp.	400	57,136
Hitachi Ltd.	600	25,545
Keyence Corp.	200	70,848

		240,113

IT Services (4.9%)
Accenture plc, Class A	1,300	273,741
Amadeus IT Group SA	600	48,996
Automatic Data Processing, Inc.	1,300	221,650
Broadridge Financial Solutions, Inc.	300	37,062
CGI, Inc.*	1,300	108,791
Cognizant Technology Solutions Corp., Class A	1,000	62,020
Jack Henry & Associates, Inc.	300	43,701
Mastercard, Inc., Class A	800	238,872
NTT Data Corp.	2,300	31,053
Paychex, Inc.	1,100	93,566
PayPal Holdings, Inc.*	598	64,686
Visa, Inc., Class A	1,900	357,010

		1,581,148

Semiconductors & Semiconductor Equipment (1.6%)
ASML Holding NV	459	135,769
Intel Corp.	3,700	221,445
Texas Instruments, Inc.	1,300	166,777

		523,991

Software (3.8%)
Adobe, Inc.*	600	197,886
ANSYS, Inc.*	200	51,482
Cadence Design Systems, Inc.*	500	34,680
Citrix Systems, Inc.	300	33,270
Intuit, Inc.	600	157,158
Microsoft Corp.	2,561	403,713
Oracle Corp.	2,900	153,642
SAP SE	1,280	172,752
Synopsys, Inc.*	300	41,760

		1,246,343

Technology Hardware, Storage & Peripherals (1.1%)
Apple, Inc.	900	264,285
Canon, Inc.	1,900	52,224
FUJIFILM Holdings Corp.	600	28,880

		345,389

Total Information Technology		4,119,088

Materials (3.4%)
Chemicals (3.0%)
Air Products & Chemicals, Inc.	300	70,497
Akzo Nobel NV	916	93,131
Celanese Corp.	200	24,624
Chr Hansen Holding A/S	300	23,840
Ecolab, Inc.	1,200	231,588
Givaudan SA (Registered)	36	112,746
Koninklijke DSM NV	309	40,241
Linde plc	600	127,740
Novozymes A/S, Class B	400	19,574
PPG Industries, Inc.	700	93,443
Sherwin-Williams Co. (The)	100	58,354
Symrise AG	500	52,608

		948,386

Containers & Packaging (0.1%)
Ball Corp.	600	38,802

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Metals & Mining (0.2%)
BHP Group Ltd.	1,432	$39,111
Rio Tinto Ltd.	478	33,678

		72,789

Paper & Forest Products (0.1%)
UPM-Kymmene OYJ	800	27,737

Total Materials		1,087,714

Real Estate (4.6%)
Equity Real Estate Investment Trusts (REITs) (3.5%)
American Tower Corp. (REIT)	300	68,946
AvalonBay Communities, Inc. (REIT)	700	146,790
CapitaLand Commercial Trust (REIT)	27,000	39,950
CapitaLand Mall Trust (REIT)	22,000	40,240
Dexus (REIT)	6,439	52,867
Equity LifeStyle Properties, Inc. (REIT)	400	28,156
Equity Residential (REIT)	700	56,644
Federal Realty Investment Trust (REIT)	200	25,746
Goodman Group (REIT)	6,600	61,924
GPT Group (The) (REIT)	15,408	60,550
H&R REIT (REIT)	1,500	24,373
Japan Retail Fund Investment Corp. (REIT)	13	27,913
Mirvac Group (REIT)	22,500	50,210
Prologis, Inc. (REIT)	1,500	133,710
Public Storage (REIT)	300	63,888
Regency Centers Corp. (REIT)	500	31,545
Simon Property Group, Inc. (REIT)	800	119,168
United Urban Investment Corp. (REIT)	15	28,107
Vornado Realty Trust (REIT)	300	19,950
Welltower, Inc. (REIT)	800	65,424

		1,146,101

Real Estate Management & Development (1.1%)
CapitaLand Ltd.	18,600	51,861
CBRE Group, Inc., Class A*	700	42,903
Daito Trust Construction Co. Ltd.	200	24,812
Daiwa House Industry Co. Ltd.	1,000	31,200
First Capital REIT (REIT)	1,900	30,244
Mitsubishi Estate Co. Ltd.	2,000	38,461
Mitsui Fudosan Co. Ltd.	1,000	24,591
Swiss Prime Site AG (Registered)*	887	102,558

		346,630

Total Real Estate		1,492,731

Utilities (5.2%)
Electric Utilities (1.8%)
Chubu Electric Power Co., Inc.	3,900	55,330
Enel SpA	17,000	134,855
Eversource Energy	1,700	144,619
Iberdrola SA	3,224	33,198
Orsted A/S (m)	417	43,128
Red Electrica Corp. SA	3,000	60,320
Terna Rete Elettrica Nazionale SpA	15,559	103,912

		575,362

Gas Utilities (0.7%)
Atmos Energy Corp.	600	67,116
Hong Kong & China Gas Co. Ltd.	21,296	41,596
Naturgy Energy Group SA	1,970	49,498
Snam SpA	6,000	31,538
Tokyo Gas Co. Ltd.	2,000	48,806

		238,554

Multi-Utilities (2.2%)
CenterPoint Energy, Inc.	1,800	49,086
CMS Energy Corp.	1,300	81,692
Consolidated Edison, Inc.	1,500	135,705
E.ON SE	8,640	92,302
Engie SA	1,600	25,844
National Grid plc	3,500	43,778
Public Service Enterprise Group, Inc.	1,400	82,670
Sempra Energy	1,300	196,924

		708,001

Water Utilities (0.5%)
American Water Works Co., Inc.	900	110,565
Severn Trent plc	1,200	39,976

		150,541

Total Utilities		1,672,458

Total Investments in Securities (98.7%) (Cost $25,194,916)		31,908,703
Other Assets Less Liabilities (1.3%)		424,723

Net Assets (100%)		$32,333,426

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $92,853 or 0.3% of net assets.

(x)

All or a portion of security is on loan at December 31, 2019, the Portfolio had loaned securities with a total value of $23,796. This was collateralized by $26,109 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/9/20 - 2/15/49.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Country Diversification As a Percentage of Total Net Assets
Australia	2.1%
Canada	5.9
Denmark	1.0
Finland	0.7
France	1.7
Germany	4.1
Hong Kong	0.4
Israel	0.4
Italy	1.1
Japan	7.3
Netherlands	1.8
Norway	0.3
Singapore	0.6
Spain	1.1
Sweden	1.1
Switzerland	3.6
United Kingdom	2.6
United States	62.9
Cash and Other	1.3

100.0%

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$1,083,276	$657,816	$—	$1,741,092
Consumer Discretionary	1,583,826	717,973	—	2,301,799
Consumer Staples	2,580,703	1,259,815	—	3,840,518
Energy	132,192	205,980	—	338,172
Financials	4,901,968	1,528,650	—	6,430,618
Health Care	3,306,251	954,357	—	4,260,608
Industrials	2,794,625	1,829,280	—	4,623,905
Information Technology	3,553,021	566,067	—	4,119,088
Materials	645,048	442,666	—	1,087,714
Real Estate	857,487	635,244	—	1,492,731
Utilities	868,377	804,081	—	1,672,458

Total Assets	$22,306,774	$9,601,929	$—	$31,908,703

Total Liabilities	$—	$—	$—	$—

Total	$22,306,774	$9,601,929	$—	$31,908,703

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$13,155,019
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$7,561,526

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,916,121
Aggregate gross unrealized depreciation	(227,335)

Net unrealized appreciation	$6,688,786

Federal income tax cost of investments in securities and derivative instruments, if applicable	$25,219,917

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x) (Cost $25,194,916)	$31,908,703
Cash	319,861
Foreign cash (Cost $85,616)	86,662
Dividends, interest and other receivables	56,376
Receivable for Portfolio shares sold	40,372
Securities lending income receivable	210
Other assets	105

Total assets	32,412,289

LIABILITIES
Investment management fees payable	12,486
Administrative fees payable	7,182
Distribution fees payable – Class IB	4,552
Payable for Portfolio shares redeemed	79
Accrued expenses	54,564

Total liabilities	78,863

NET ASSETS	$32,333,426

Net assets were comprised of:
Paid in capital	$25,538,807
Total distributable earnings (loss)	6,794,619

Net assets	$32,333,426

Class IB
Net asset value, offering and redemption price per share, $21,946,733 / 1,522,144 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.42

Class K
Net asset value, offering and redemption price per share, $10,386,693 / 720,158 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.42

(x)	Includes value of securities on loan of $23,796.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $41,084 foreign withholding tax)	$622,958
Interest	3,497
Securities lending (net)	3,510

Total income	629,965

EXPENSES
Investment management fees	186,175
Professional fees	50,750
Distribution fees – Class IB	43,305
Administrative fees	30,025
Custodian fees	27,200
Printing and mailing expenses	23,045
Trustees’ fees	805
Miscellaneous	10,497

Gross expenses	371,802
Less: Waiver from investment manager	(88,977)

Net expenses	282,825

NET INVESTMENT INCOME (LOSS)	347,140

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	535,118
Foreign currency transactions	(1,539)

Net realized gain (loss)	533,579

Change in unrealized appreciation (depreciation) on:
Investments in securities	5,209,553
Foreign currency translations	611

Net change in unrealized appreciation (depreciation)	5,210,164

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,743,743

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,090,883

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$347,140	$281,443
Net realized gain (loss)	533,579	699,222
Net change in unrealized appreciation (depreciation)	5,210,164	(2,289,977)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,090,883	(1,309,312)

Distributions to shareholders:
Class IB	(522,441)	(656,150)
Class K	(274,298)	(429,800)

Total distributions to shareholders	(796,739)	(1,085,950)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 540,615 and 316,426 shares, respectively ]	7,325,213	4,071,755
Capital shares issued in reinvestment of dividends and distributions [ 36,797 and 53,358 shares, respectively ]	522,441	656,150
Capital shares repurchased [ (175,213) and (53,165) shares, respectively ]	(2,338,898)	(687,834)

Total Class IB transactions	5,508,756	4,040,071

Class K
Capital shares sold [ 37,190 and 22,534 shares, respectively ]	507,754	293,168
Capital shares issued in reinvestment of dividends and distributions [ 19,313 and 34,925 shares, respectively ]	274,298	429,800
Capital shares repurchased [ (15,039) and (13,524) shares, respectively ]	(200,638)	(176,832)

Total Class K transactions	581,414	546,136

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,090,170	4,586,207

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,384,314	2,190,945
NET ASSETS:
Beginning of year	20,949,112	18,758,167

End of year	$32,333,426	$20,949,112

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.65	$13.04	$11.16	$10.67	$10.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.17	0.15	0.15	0.14
Net realized and unrealized gain (loss)	2.97	(0.92)	2.26	0.48	(0.02)

Total from investment operations	3.13	(0.75)	2.41	0.63	0.12

Less distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.16)	(0.14)	(0.13)
Distributions from net realized gains	(0.20)	(0.48)	(0.37)	— #	(0.02)

Total dividends and distributions	(0.36)	(0.64)	(0.53)	(0.14)	(0.15)

Net asset value, end of year	$14.42	$11.65	$13.04	$11.16	$10.67

Total return	26.90%	(6.03)%	21.65%	5.93%	1.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$21,947	$13,044	$10,478	$7,439	$6,347
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.15%	1.15%	1.16%	1.23%	1.25%
Before waivers and reimbursements (f)	1.48%	1.61%	1.72%	1.79%	1.92%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.21%	1.28%	1.23%	1.35%	1.24%
Before waivers and reimbursements (f)	0.88%	0.82%	0.68%	0.79%	0.58%
Portfolio turnover rate^	29%	47%	42%	27%	28%

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.65	$13.04	$11.15	$10.67	$10.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.20	0.19	0.18	0.16
Net realized and unrealized gain (loss)	2.96	(0.92)	2.26	0.47	(0.01)

Total from investment operations	3.16	(0.72)	2.45	0.65	0.15

Less distributions:
Dividends from net investment income	(0.19)	(0.19)	(0.19)	(0.17)	(0.16)
Distributions from net realized gains	(0.20)	(0.48)	(0.37)	— #	(0.02)

Total dividends and distributions	(0.39)	(0.67)	(0.56)	(0.17)	(0.18)

Net asset value, end of year	$14.42	$11.65	$13.04	$11.15	$10.67

Total return	27.20%	(5.80)%	22.04%	6.20%	1.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,387	$7,905	$8,280	$7,013	$6,709
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%	0.90%	0.92%	0.98%	1.00%
Before waivers and reimbursements (f)	1.24%	1.35%	1.46%	1.53%	1.65%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.48%	1.54%	1.50%	1.61%	1.50%
Before waivers and reimbursements (f)	1.15%	1.09%	0.96%	1.06%	0.84%
Portfolio turnover rate^	29%	47%	42%	27%	28%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Blackrock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	30.24%	10.63%	12.84%
Portfolio – Class IB Shares	30.21	10.62	12.78
MSCI KLD 400 Social Index	31.63	11.58	13.08
Russell 1000® Growth Index	36.39	14.63	15.22

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 30.21% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the MSCI KLD 400 Social Index and the Russell 1000® Growth Index, which returned 31.63% and 36.39%, respectively.

Portfolio Highlights

What helped performance during the year:

•

All sectors returned positive for the year. The top performers for the year were information technology, communication services, and health care. The sectors with the least contribution to performance were utilities, materials, and energy.

•	The five stocks that contributed most to performance during the year were Microsoft Corp., Facebook, Inc., Alphabet, Inc., Procter & Gamble Co. and Visa Inc.

What hurt performance during the year:

•	The five stocks that detracted most from performance during the year were Occidental Petroleum Group, ABIOMED, Inc., Kraft Heinz Foods Co., 3M Co. and Simon Property Group LP.

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	27.6%
Communication Services	13.3
Health Care	11.1
Financials	9.6
Industrials	9.4
Consumer Discretionary	9.2
Consumer Staples	7.3
Real Estate	3.8
Energy	3.3
Materials	3.1
Utilities	2.0
Repurchase Agreements	0.1
Cash and Other	0.2

100.0%

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,103.40	$4.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.49	4.76
Class IB
Actual	1,000.00	1,103.20	4.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.49	4.77

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.94% and 0.94%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (13.3%)
Diversified Telecommunication Services (1.9%)
CenturyLink, Inc.	12,105	$159,907
Verizon Communications, Inc.	52,021	3,194,089

		3,353,996

Entertainment (1.8%)
Walt Disney Co. (The)	22,653	3,276,303

Interactive Media & Services (9.2%)
Alphabet, Inc., Class A*	3,767	5,045,482
Alphabet, Inc., Class C*	3,930	5,254,489
Facebook, Inc., Class A*	30,247	6,208,197

		16,508,168

Media (0.4%)
Discovery, Inc., Class A (x)*	2,031	66,495
Discovery, Inc., Class C*	4,559	139,004
John Wiley & Sons, Inc., Class A	555	26,929
Liberty Global plc, Class A*	2,046	46,526
Liberty Global plc, Class C*	5,313	115,797
New York Times Co. (The), Class A	1,764	56,748
Omnicom Group, Inc.	2,758	223,453
Scholastic Corp.	385	14,803

		689,755

Wireless Telecommunication Services (0.0%)
Sprint Corp. (x)*	10,579	55,117

Total Communication Services		23,883,339

Consumer Discretionary (9.2%)
Auto Components (0.3%)
Aptiv plc	3,198	303,714
Autoliv, Inc.	1,050	88,631
BorgWarner, Inc.	2,621	113,699

		506,044

Automobiles (0.4%)
Harley-Davidson, Inc.	2,010	74,752
Tesla, Inc.*	1,690	706,978

		781,730

Distributors (0.1%)
LKQ Corp.*	3,782	135,017
Pool Corp.	507	107,677

		242,694

Hotels, Restaurants & Leisure (2.8%)
Aramark	3,135	136,059
Choice Hotels International, Inc.	457	47,267
Darden Restaurants, Inc.	1,562	170,274
Domino’s Pizza, Inc.	497	146,009
Hilton Worldwide Holdings, Inc.	3,434	380,865
Jack in the Box, Inc.	293	22,863
Marriott International, Inc., Class A	3,512	531,822
McDonald’s Corp.	9,545	1,886,187
Royal Caribbean Cruises Ltd.	2,228	297,460
Starbucks Corp.	15,014	1,320,031
Vail Resorts, Inc.	514	123,273

		5,062,110

Household Durables (0.3%)
Ethan Allen Interiors, Inc.	383	7,300
Garmin Ltd.	1,643	160,291
La-Z-Boy, Inc.	604	19,014
Meritage Homes Corp.*	467	28,538
Mohawk Industries, Inc.*	774	105,558
Newell Brands, Inc.	5,125	98,503
Tupperware Brands Corp.	647	5,551
Whirlpool Corp.	808	119,204

		543,959

Internet & Direct Marketing Retail (0.6%)
Booking Holdings, Inc.*	535	1,098,746

Leisure Products (0.2%)
Callaway Golf Co.	1,188	25,186
Hasbro, Inc.	1,632	172,355
Mattel, Inc. (x)*	4,375	59,281

		256,822

Multiline Retail (0.1%)
Kohl’s Corp.	2,043	104,091
Nordstrom, Inc.	1,406	57,547

		161,638

Specialty Retail (3.0%)
AutoNation, Inc.*	599	29,129
Best Buy Co., Inc.	3,050	267,790
Buckle, Inc. (The) (x)	330	8,923
Caleres, Inc.	572	13,585
CarMax, Inc.*	2,101	184,195
Foot Locker, Inc.	1,410	54,976
GameStop Corp., Class A (x)	1,036	6,299
Gap, Inc. (The)	2,890	51,095
Home Depot, Inc. (The)	13,765	3,006,001
Lowe’s Cos., Inc.	9,739	1,166,343
Office Depot, Inc.	7,202	19,733
Signet Jewelers Ltd.	653	14,196
Tiffany & Co.	1,349	180,294
Tractor Supply Co.	1,513	141,375
Ulta Beauty, Inc.*	709	179,476

		5,323,410

Textiles, Apparel & Luxury Goods (1.4%)
Capri Holdings Ltd.*	1,953	74,507
Columbia Sportswear Co.	386	38,673
Deckers Outdoor Corp.*	360	60,790
Hanesbrands, Inc.	4,572	67,894
NIKE, Inc., Class B	15,723	1,592,897
PVH Corp.	909	95,581
Under Armour, Inc., Class A*	2,388	51,581
Under Armour, Inc., Class C*	2,440	46,799
VF Corp.	4,232	421,761
Wolverine World Wide, Inc.	1,114	37,587

		2,488,070

Total Consumer Discretionary		16,465,223

Consumer Staples (7.3%)
Beverages (1.6%)
Coca-Cola Co. (The)	51,091	2,827,887

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Food & Staples Retailing (0.5%)
Kroger Co. (The)	9,996	$289,784
Sysco Corp.	6,119	523,419
United Natural Foods, Inc.*	686	6,010

		819,213

Food Products (1.9%)
Archer-Daniels-Midland Co.	6,952	322,225
Bunge Ltd.	1,820	104,741
Campbell Soup Co.	2,107	104,128
Darling Ingredients, Inc.*	2,081	58,434
General Mills, Inc.	7,564	405,128
Hain Celestial Group, Inc. (The)*	1,188	30,835
Hormel Foods Corp.	3,720	167,809
Ingredion, Inc.	842	78,264
JM Smucker Co. (The)	1,447	150,676
Kellogg Co.	3,169	219,168
Kraft Heinz Co. (The)	8,354	268,414
Lamb Weston Holdings, Inc.	1,797	154,596
McCormick & Co., Inc. (Non-Voting)	1,562	265,118
Mondelez International, Inc., Class A	18,111	997,554

		3,327,090

Household Products (3.0%)
Clorox Co. (The)	1,581	242,747
Colgate-Palmolive Co.	10,237	704,715
Kimberly-Clark Corp.	4,328	595,316
Procter & Gamble Co. (The)	31,477	3,931,477

		5,474,255

Personal Products (0.3%)
Avon Products, Inc.	5,791	32,661
Estee Lauder Cos., Inc. (The), Class A	2,783	574,801

		607,462

Total Consumer Staples		13,055,907

Energy (3.3%)
Energy Equipment & Services (0.7%)
Baker Hughes Co.	8,012	205,348
Core Laboratories NV (x)	556	20,944
National Oilwell Varco, Inc.	4,742	118,787
Schlumberger Ltd.	17,359	697,832
TechnipFMC plc	5,381	115,369

		1,158,280

Oil, Gas & Consumable Fuels (2.6%)
Apache Corp.	4,687	119,940
Cheniere Energy, Inc.*	2,906	177,470
ConocoPhillips	13,978	908,989
Denbury Resources, Inc. (x)*	5,843	8,239
Devon Energy Corp.	4,965	128,941
EQT Corp.	3,187	34,738
Hess Corp.	3,441	229,893
Marathon Oil Corp.	10,316	140,091
Marathon Petroleum Corp.	8,271	498,328
Noble Energy, Inc.	6,038	149,984
Occidental Petroleum Corp.	11,226	462,624
ONEOK, Inc.	5,163	390,684
Phillips 66	5,662	630,803
Pioneer Natural Resources Co.	2,113	319,845
QEP Resources, Inc.	3,066	13,797
Southwestern Energy Co. (x)*	7,167	17,344
Valero Energy Corp.	5,201	487,074

		4,718,784

Total Energy		5,877,064

Financials (9.6%)
Banks (2.2%)
Bank of Hawaii Corp.	524	49,864
Cathay General Bancorp	897	34,131
CIT Group, Inc.	1,207	55,075
Citizens Financial Group, Inc.	5,599	227,375
Comerica, Inc.	1,854	133,024
First Republic Bank	2,098	246,410
Heartland Financial USA, Inc.	419	20,841
International Bancshares Corp.	656	28,254
KeyCorp	12,629	255,611
M&T Bank Corp.	1,596	270,921
Old National Bancorp	2,016	36,873
People’s United Financial, Inc.	5,628	95,113
PNC Financial Services Group, Inc. (The)‡	5,610	895,524
Regions Financial Corp.	12,674	217,486
Signature Bank	688	93,988
SVB Financial Group*	653	163,929
Truist Financial Corp.	16,825	947,584
Umpqua Holdings Corp.	2,705	47,879
Zions Bancorp NA	2,190	113,705

		3,933,587

Capital Markets (3.8%)
Ameriprise Financial, Inc.	1,651	275,024
Bank of New York Mellon Corp. (The)	10,656	536,316
BlackRock, Inc.‡	1,457	732,434
Charles Schwab Corp. (The)	14,787	703,270
CME Group, Inc.	4,509	905,046
E*TRADE Financial Corp.	3,043	138,061
FactSet Research Systems, Inc.	471	126,369
Franklin Resources, Inc.	3,795	98,594
Intercontinental Exchange, Inc.	7,052	652,663
Invesco Ltd.	5,007	90,026
Legg Mason, Inc.	1,074	38,567
Moody’s Corp.	2,140	508,057
Northern Trust Corp.	2,544	270,275
S&P Global, Inc.	3,101	846,728
State Street Corp.	4,665	369,002
T. Rowe Price Group, Inc.	2,962	360,890
TD Ameritrade Holding Corp.	3,464	172,161

		6,823,483

Consumer Finance (0.7%)
Ally Financial, Inc.	4,952	151,333
American Express Co.	8,875	1,104,849

		1,256,182

Diversified Financial Services (0.1%)
AXA Equitable Holdings, Inc.‡	5,305	131,458
Voya Financial, Inc.	1,716	104,641

		236,099

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Insurance (2.7%)
Allstate Corp. (The)	4,136	$465,093
Arthur J Gallagher & Co.	2,361	224,838
Chubb Ltd.	5,713	889,286
Hartford Financial Services Group, Inc. (The)	4,506	273,830
Lincoln National Corp.	2,541	149,945
Loews Corp.	3,437	180,408
Marsh & McLennan Cos., Inc.	6,381	710,907
Principal Financial Group, Inc.	3,538	194,590
Progressive Corp. (The)	7,350	532,067
Prudential Financial, Inc.	5,049	473,293
Travelers Cos., Inc. (The)	3,273	448,237
Willis Towers Watson plc	1,611	325,325

		4,867,819

Thrifts & Mortgage Finance (0.1%)
New York Community Bancorp, Inc.	5,913	71,074

Total Financials		17,188,244

Health Care (11.1%)
Biotechnology (3.4%)
AbbVie, Inc.	18,585	1,645,516
Amgen, Inc.	7,553	1,820,802
Biogen, Inc.*	2,324	689,600
BioMarin Pharmaceutical, Inc.*	2,244	189,730
Gilead Sciences, Inc.	15,922	1,034,612
Vertex Pharmaceuticals, Inc.*	3,216	704,143

		6,084,403

Health Care Equipment & Supplies (1.7%)
ABIOMED, Inc.*	579	98,772
Align Technology, Inc.*	954	266,204
Becton Dickinson and Co.	3,385	920,618
Cooper Cos., Inc. (The)	628	201,770
Dentsply Sirona, Inc.	2,839	160,659
Edwards Lifesciences Corp.*	2,618	610,753
Hologic, Inc.*	3,299	172,241
IDEXX Laboratories, Inc.*	1,081	282,282
ResMed, Inc.	1,791	277,551
Varian Medical Systems, Inc.*	1,156	164,164

		3,155,014

Health Care Providers & Services (1.9%)
AmerisourceBergen Corp.	1,938	164,769
Cardinal Health, Inc.	3,783	191,344
Centene Corp.*	5,249	330,005
Cigna Corp.	4,745	970,305
HCA Healthcare, Inc.	3,427	506,545
Henry Schein, Inc.*	1,884	125,701
Humana, Inc.	1,691	619,785
Laboratory Corp. of America Holdings*	1,238	209,432
MEDNAX, Inc.*	946	26,289
Patterson Cos., Inc.	1,097	22,467
Quest Diagnostics, Inc.	1,709	182,504
Select Medical Holdings Corp.*	1,453	33,913

		3,383,059

Health Care Technology (0.2%)
Cerner Corp.	3,997	293,340

Life Sciences Tools & Services (0.7%)
Agilent Technologies, Inc.	3,901	332,794
Bio-Techne Corp.	478	104,926
IQVIA Holdings, Inc.*	2,107	325,553
Mettler-Toledo International, Inc.*	309	245,123
Waters Corp.*	845	197,434

		1,205,830

Pharmaceuticals (3.2%)
Bristol-Myers Squibb Co.	29,472	1,891,807
Jazz Pharmaceuticals plc*	722	107,780
Merck & Co., Inc.	32,181	2,926,862
Zoetis, Inc.	6,014	795,953

		5,722,402

Total Health Care		19,844,048

Industrials (9.4%)
Aerospace & Defense (0.1%)
Spirit AeroSystems Holdings, Inc., Class A	1,315	95,837
Wesco Aircraft Holdings, Inc.*	774	8,530

		104,367

Air Freight & Logistics (0.7%)
CH Robinson Worldwide, Inc.	1,721	134,582
Echo Global Logistics, Inc.*	316	6,541
Expeditors International of Washington, Inc.	2,097	163,608
United Parcel Service, Inc., Class B	8,769	1,026,499

		1,331,230

Airlines (0.1%)
Delta Air Lines, Inc.	2,050	119,884
Southwest Airlines Co.	1,722	92,954

		212,838

Building Products (0.7%)
Allegion plc	1,173	146,085
AO Smith Corp.	1,782	84,895
Builders FirstSource, Inc.*	1,477	37,531
Fortune Brands Home & Security, Inc.	1,753	114,541
Johnson Controls International plc	9,979	406,245
Lennox International, Inc.	425	103,687
Masco Corp.	3,678	176,507
Owens Corning	1,381	89,931

		1,159,422

Commercial Services & Supplies (0.2%)
ACCO Brands Corp.	1,279	11,972
Copart, Inc.*	2,617	237,990
Deluxe Corp.	534	26,657
HNI Corp.	559	20,940
Interface, Inc.	734	12,177
Knoll, Inc.	630	15,914
RR Donnelley & Sons Co.	1,015	4,009
Steelcase, Inc., Class A	1,146	23,447

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Team, Inc.*	362	$5,781
Tetra Tech, Inc.	698	60,140

		419,027

Construction & Engineering (0.1%)
EMCOR Group, Inc.	725	62,568
Granite Construction, Inc.	585	16,187
Quanta Services, Inc.	1,803	73,400

		152,155

Electrical Equipment (0.5%)
Acuity Brands, Inc.	509	70,242
Eaton Corp. plc	5,271	499,269
Rockwell Automation, Inc.	1,457	295,290
Sensata Technologies Holding plc*	1,945	104,777

		969,578

Industrial Conglomerates (1.0%)
3M Co.	7,233	1,276,046
Roper Technologies, Inc.	1,307	462,978

		1,739,024

Machinery (3.2%)
AGCO Corp.	819	63,268
Caterpillar, Inc.	7,054	1,041,735
Cummins, Inc.	1,879	336,266
Deere & Co.	3,766	652,497
Dover Corp.	1,846	212,770
Flowserve Corp.	1,659	82,568
Fortive Corp.	3,762	287,379
Graco, Inc.	2,117	110,084
Illinois Tool Works, Inc.	4,073	731,633
Ingersoll-Rand plc	3,028	402,482
Lincoln Electric Holdings, Inc.	749	72,451
Meritor, Inc.*	943	24,697
Middleby Corp. (The)*	708	77,540
PACCAR, Inc.	4,361	344,955
Parker-Hannifin Corp.	1,604	330,135
Snap-on, Inc.	700	118,580
Stanley Black & Decker, Inc.	1,892	313,580
Tennant Co.	227	17,688
Timken Co. (The)	874	49,215
WABCO Holdings, Inc.*	647	87,668
Westinghouse Air Brake Technologies Corp.	2,285	177,773
Xylem, Inc.	2,288	180,272

		5,715,236

Professional Services (0.5%)
ASGN, Inc.*	684	48,543
Exponent, Inc.	670	46,237
Heidrick & Struggles International, Inc.	257	8,352
ICF International, Inc.	240	21,989
IHS Markit Ltd.*	4,772	359,570
Kelly Services, Inc., Class A	381	8,603
ManpowerGroup, Inc.	761	73,893
Resources Connection, Inc.	406	6,630
Robert Half International, Inc.	1,500	94,725
TransUnion	2,320	198,615
TrueBlue, Inc.*	492	11,838

		878,995

Road & Rail (1.8%)
AMERCO	111	41,716
ArcBest Corp.	182	5,023
Avis Budget Group, Inc.*	838	27,017
CSX Corp.	9,569	692,413
Hertz Global Holdings, Inc.*	1,069	16,837
Kansas City Southern	1,266	193,900
Norfolk Southern Corp.	3,321	644,706
Ryder System, Inc.	667	36,225
Union Pacific Corp.	8,858	1,601,438

		3,259,275

Trading Companies & Distributors (0.5%)
Air Lease Corp.	1,332	63,297
Applied Industrial Technologies, Inc.	474	31,611
Fastenal Co.	7,277	268,885
H&E Equipment Services, Inc.	391	13,071
HD Supply Holdings, Inc.*	2,184	87,840
United Rentals, Inc.*	957	159,599
WW Grainger, Inc.	578	195,665

		819,968

Total Industrials		16,761,115

Information Technology (27.6%)
Communications Equipment (1.7%)
Cisco Systems, Inc.	53,817	2,581,063
CommScope Holding Co., Inc.*	2,432	34,510
F5 Networks, Inc.*	763	106,553
Motorola Solutions, Inc.	2,070	333,560
Plantronics, Inc.	435	11,893

		3,067,579

Electronic Equipment, Instruments & Components (0.7%)
Cognex Corp.	2,183	122,335
Corning, Inc.	9,754	283,939
Flex Ltd.*	6,528	82,383
Itron, Inc.*	458	38,449
Keysight Technologies, Inc.*	2,383	244,567
TE Connectivity Ltd.	4,209	403,391
Trimble, Inc.*	3,195	133,200

		1,308,264

IT Services (6.8%)
Accenture plc, Class A	8,010	1,686,666
Automatic Data Processing, Inc.	5,454	929,907
Cognizant Technology Solutions Corp., Class A	6,914	428,806
International Business Machines Corp.	11,123	1,490,927
Mastercard, Inc., Class A	11,353	3,389,892
Visa, Inc., Class A	21,720	4,081,188
Western Union Co. (The) (x)	5,375	143,943

		12,151,329

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Semiconductors & Semiconductor Equipment (5.3%)
Advanced Micro Devices, Inc.*	12,961	$594,391
Analog Devices, Inc.	4,653	552,963
Applied Materials, Inc.	11,560	705,622
Intel Corp.	55,715	3,334,543
Lam Research Corp.	1,812	529,829
Microchip Technology, Inc. (x)	3,021	316,359
NVIDIA Corp.	7,266	1,709,690
Skyworks Solutions, Inc.	2,140	258,683
Texas Instruments, Inc.	11,746	1,506,894

		9,508,974

Software (12.6%)
Adobe, Inc.*	6,104	2,013,160
ANSYS, Inc.*	1,046	269,251
Autodesk, Inc.*	2,758	505,983
Cadence Design Systems, Inc.*	3,491	242,136
Citrix Systems, Inc.	1,659	183,983
Fortinet, Inc.*	1,844	196,865
Intuit, Inc.	3,273	857,297
Microsoft Corp.	91,218	14,385,079
NortonLifeLock, Inc.	7,843	200,153
Oracle Corp.	29,321	1,553,427
salesforce.com, Inc.*	10,478	1,704,142
Teradata Corp.*	1,450	38,816
VMware, Inc., Class A*	1,039	157,710
Workday, Inc., Class A*	2,051	337,287

		22,645,289

Technology Hardware, Storage & Peripherals (0.5%)
Dell Technologies, Inc., Class C*	1,953	100,365
Hewlett Packard Enterprise Co.	16,424	260,485
HP, Inc.	18,681	383,894
Xerox Holdings Corp.	2,556	94,240

		838,984

Total Information Technology		49,520,419

Materials (3.1%)
Chemicals (2.4%)
Air Products & Chemicals, Inc.	2,774	651,862
Albemarle Corp.	1,330	97,143
Axalta Coating Systems Ltd.*	2,656	80,742
Ecolab, Inc.	3,260	629,147
HB Fuller Co.	654	33,727
International Flavors & Fragrances, Inc. (x)	1,289	166,307
Linde plc	6,795	1,446,656
Minerals Technologies, Inc.	449	25,876
Mosaic Co. (The)	4,657	100,777
PPG Industries, Inc.	2,957	394,730
Sherwin-Williams Co. (The)	1,044	609,216

		4,236,183

Containers & Packaging (0.3%)
Avery Dennison Corp.	1,066	139,454
Ball Corp.	3,921	253,571
Sealed Air Corp.	1,953	77,788
Sonoco Products Co.	1,267	78,200

		549,013

Metals & Mining (0.4%)
Compass Minerals International, Inc.	427	26,030
Newmont Goldcorp Corp.	10,283	446,796
Nucor Corp.	3,748	210,937
Schnitzer Steel Industries, Inc., Class A	317	6,873

		690,636

Paper & Forest Products (0.0%)
Domtar Corp.	788	30,133

Total Materials		5,505,965

Real Estate (3.8%)
Equity Real Estate Investment Trusts (REITs) (3.6%)
American Tower Corp. (REIT)	5,567	1,279,408
AvalonBay Communities, Inc. (REIT)	1,746	366,136
Boston Properties, Inc. (REIT)	1,962	270,481
Corporate Office Properties Trust (REIT)	1,408	41,367
Digital Realty Trust, Inc. (REIT)	2,602	311,563
Duke Realty Corp. (REIT)	4,587	159,031
Equinix, Inc. (REIT)	1,067	622,808
Equity Residential (REIT)	4,706	380,810
Federal Realty Investment Trust (REIT)	885	113,926
Healthpeak Properties, Inc. (REIT)	6,232	214,817
Host Hotels & Resorts, Inc. (REIT)	9,328	173,034
Iron Mountain, Inc. (REIT)	3,499	111,513
Liberty Property Trust (REIT)	1,992	119,620
Macerich Co. (The) (REIT) (x)	1,416	38,119
PotlatchDeltic Corp. (REIT)	858	37,126
Prologis, Inc. (REIT)	7,939	707,682
SBA Communications Corp. (REIT)	1,413	340,519
Simon Property Group, Inc. (REIT)	3,881	578,114
UDR, Inc. (REIT)	3,571	166,766
Vornado Realty Trust (REIT)	2,179	144,903
Weyerhaeuser Co. (REIT)	9,453	285,481

		6,463,224

Real Estate Management & Development (0.2%)
CBRE Group, Inc., Class A*	3,972	243,444
Jones Lang LaSalle, Inc.	652	113,507
Realogy Holdings Corp. (x)	1,538	14,888

		371,839

Total Real Estate		6,835,063

Utilities (2.0%)
Electric Utilities (0.5%)
Alliant Energy Corp.	3,014	164,926
Eversource Energy	4,044	344,023
OGE Energy Corp.	2,417	107,484
PPL Corp.	9,166	328,876

		945,309

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Gas Utilities (0.1%)
New Jersey Resources Corp.	1,147	$51,121
Northwest Natural Holding Co.	393	28,976
UGI Corp.	2,655	119,900

		199,997

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	8,424	167,638
Ormat Technologies, Inc.	500	37,260

		204,898

Multi-Utilities (1.1%)
Avista Corp.	836	40,203
CenterPoint Energy, Inc.	6,179	168,501
CMS Energy Corp.	3,488	219,186
Consolidated Edison, Inc.	4,215	381,331
MDU Resources Group, Inc.	2,534	75,285
NiSource, Inc.	4,699	130,820
Sempra Energy	3,449	522,455
WEC Energy Group, Inc.	3,947	364,032

		1,901,813

Water Utilities (0.2%)
American Water Works Co., Inc.	2,293	281,695
Aqua America, Inc.	2,738	128,522

		410,217

Total Utilities		3,662,234

Total Common Stocks (99.7%) (Cost $107,237,193)		178,598,621

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.1%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $76,169, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $77,685. (xx)	$76,161	76,161
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $19,208, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $19,590. (xx)	19,206	19,206
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $14,883, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $15,179. (xx)	14,881	14,881
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $12,418, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $13,521. (xx)	12,417	12,417

Total Repurchase Agreements		122,665

Total Short-Term Investments (0.1%) (Cost $122,665)		122,665

Total Investments in Securities (99.8%) (Cost $107,359,858)		178,721,286
Other Assets Less Liabilities (0.2%)		431,417

Net Assets (100%)		$179,152,703

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $749,515. This was collateralized by $667,882 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $122,665 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	5,610	716,307	18,685	(86,772)	9,873	237,431	895,524	24,547	—
Capital Markets
BlackRock, Inc.	1,457	620,656	28,859	(82,897)	5,840	159,976	732,434	19,549	—
Diversified Financial Services
AXA Equitable Holdings, Inc.	5,305	—	132,424	—	—	(966)	131,458	—	—

Total		1,336,963	179,968	(169,669)	15,713	396,441	1,759,416	44,096	—

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$23,883,339	$—	$—	$23,883,339
Consumer Discretionary	16,465,223	—	—	16,465,223
Consumer Staples	13,055,907	—	—	13,055,907
Energy	5,877,064	—	—	5,877,064
Financials	17,188,244	—	—	17,188,244
Health Care	19,844,048	—	—	19,844,048
Industrials	16,761,115	—	—	16,761,115
Information Technology	49,520,419	—	—	49,520,419
Materials	5,505,965	—	—	5,505,965
Real Estate	6,835,063	—	—	6,835,063
Utilities	3,662,234	—	—	3,662,234
Short-Term Investments
Repurchase Agreements	—	122,665	—	122,665

Total Assets	$178,598,621	$122,665	$—	$178,721,286

Total Liabilities	$—	$—	$—	$—

Total	$178,598,621	$122,665	$—	$178,721,286

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 38%)*	$20,377,402
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$22,677,482

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$75,837,826
Aggregate gross unrealized depreciation	(4,415,434)

Net unrealized appreciation	$71,422,392

Federal income tax cost of investments in securities and derivative instruments, if applicable	$107,298,894

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $853,557)	$1,759,416
Unaffiliated Issuers (Cost $106,383,636)	176,839,205
Repurchase Agreements (Cost $122,665)	122,665
Receivable for securities sold	781,917
Dividends, interest and other receivables	195,101
Receivable for Portfolio shares sold	124,890
Securities lending income receivable	282
Other assets	696

Total assets	179,824,172

LIABILITIES
Overdraft payable	200,965
Payable for Portfolio shares redeemed	153,219
Payable for return of collateral on securities loaned	122,665
Investment management fees payable	75,191
Distribution fees payable – Class IB	36,793
Administrative fees payable	14,347
Distribution fees payable – Class IA	802
Trustees’ fees payable	6
Accrued expenses	67,481

Total liabilities	671,469

NET ASSETS	$179,152,703

Net assets were comprised of:
Paid in capital	$106,353,280
Total distributable earnings (loss)	72,799,423

Net assets	$179,152,703

Class IA
Net asset value, offering and redemption price per share, $3,815,526 / 267,946 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.24

Class IB
Net asset value, offering and redemption price per share, $175,337,177 / 12,564,696 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.95

(x)	Includes value of securities on loan of $749,515.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($44,096 of dividend income received from affiliates) (net of $185 foreign withholding tax)	$3,026,800
Interest	8,336
Securities lending (net)	3,779

Total income	3,038,915

EXPENSES
Investment management fees	821,545
Distribution fees – Class IB	401,720
Administrative fees	156,995
Custodian fees	57,000
Professional fees	52,516
Printing and mailing expenses	30,768
Distribution fees – Class IA	9,053
Trustees’ fees	5,133
Tax expense	268
Miscellaneous	2,683

Total expenses	1,537,681

NET INVESTMENT INCOME (LOSS)	1,501,234

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($15,713 of realized gain (loss) from affiliates)	3,728,103
Net change in unrealized appreciation (depreciation) on investments in securities ($396,441 of change in unrealized appreciation (depreciation) from affiliates)	37,244,732

NET REALIZED AND UNREALIZED GAIN (LOSS)	40,972,835

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$42,474,069

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,501,234	$1,490,697
Net realized gain (loss)	3,728,103	2,566,249
Net change in unrealized appreciation (depreciation)	37,244,732	(10,421,210)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	42,474,069	(6,364,264)

Distributions to shareholders:
Class IA	(90,056)	(123,238)
Class IB	(4,187,150)	(5,389,759)

Total distributions to shareholders	(4,277,206)	(5,512,997)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 23,206 and 9,782 shares, respectively ]	299,295	120,338
Capital shares issued in reinvestment of dividends and distributions [ 6,456 and 10,085 shares, respectively ]	90,056	123,238
Capital shares repurchased [ (43,732) and (36,577) shares, respectively ]	(575,746)	(456,536)

Total Class IA transactions	(186,395)	(212,960)

Class IB
Capital shares sold [ 1,544,546 and 1,400,640 shares, respectively ]	19,509,364	17,229,651
Capital shares issued in reinvestment of dividends and distributions [ 306,246 and 450,046 shares, respectively ]	4,187,150	5,389,759
Capital shares repurchased [ (1,780,460) and (1,677,098) shares, respectively ]	(22,892,035)	(20,539,664)

Total Class IB transactions	804,479	2,079,746

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	618,084	1,866,786

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,814,947	(10,010,475)
NET ASSETS:
Beginning of year	140,337,756	150,348,231

End of year	$179,152,703	$140,337,756

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.20	$12.14	$11.85	$11.11	$12.56

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.12	0.13	0.13	0.13
Net realized and unrealized gain (loss)	3.26	(0.61)	2.14	0.97	(0.10)

Total from investment operations	3.38	(0.49)	2.27	1.10	0.03

Less distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.12)	(0.13)	(0.13)
Distributions from net realized gains	(0.22)	(0.33)	(1.86)	(0.23)	(1.35)

Total dividends and distributions	(0.34)	(0.45)	(1.98)	(0.36)	(1.48)

Net asset value, end of year	$14.24	$11.20	$12.14	$11.85	$11.11

Total return	30.24%	(4.37)%	20.45%	9.96%	0.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,816	$3,158	$3,626	$3,402	$3,678
Ratio of expenses to average net assets (f)	0.94%	0.93%	0.94%	0.95%	0.93%
Ratio of net investment income (loss) to average net assets (f)	0.91%	0.98%	1.08%	1.16%	1.01%
Portfolio turnover rate^	12%	10%	13%	15%	52%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.98	$11.91	$11.66	$10.94	$12.39

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.12	0.13	0.13	0.13
Net realized and unrealized gain (loss)	3.19	(0.60)	2.10	0.95	(0.10)

Total from investment operations	3.31	(0.48)	2.23	1.08	0.03

Less distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.12)	(0.13)	(0.13)
Distributions from net realized gains	(0.22)	(0.33)	(1.86)	(0.23)	(1.35)

Total dividends and distributions	(0.34)	(0.45)	(1.98)	(0.36)	(1.48)

Net asset value, end of year	$13.95	$10.98	$11.91	$11.66	$10.94

Total return	30.21%	(4.37)%	20.44%	9.94%	0.49%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$175,337	$137,180	$146,723	$127,050	$127,494
Ratio of expenses to average net assets (f)	0.94%	0.93%	0.94%	0.95%	0.93%
Ratio of net investment income (loss) to average net assets (f)	0.91%	0.98%	1.07%	1.16%	1.01%
Portfolio turnover rate^	12%	10%	13%	15%	52%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	30.06%	10.57%	13.61%
Volatility Managed Index – Large Cap Core II	30.25	11.11	14.19
S&P 500® Index	31.49	11.70	15.45

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 30.06% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Large Cap Core II and the S&P 500® Index, which returned 30.25% and 31.49%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, financials, communication services, health care and consumer discretionary.

•	The five stocks that contributed most to performance were Apple, Inc., Microsoft Corp., Facebook Inc., Amazon.com, Inc. and JPMorgan Chase & Co.

What hurt performance during the year:

•	No sector detracted from performance during the year.

•	The five stocks that detracted most from performance were Pfizer Inc., Occidental Petroleum Corp., DuPont de Nemours, Inc., PG&E Corp. and SunTrust Banks, Inc.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 11.9% for 7 days.

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	21.1%
Health Care	12.9
Financials	11.7
Communication Services	9.4
Consumer Discretionary	8.9
Industrials	8.2
Consumer Staples	6.5
Energy	3.9
Investment Company	3.1
Utilities	3.0
Real Estate	2.7
Materials	2.4
Repurchase Agreements	0.0 #
Cash and Other	6.2

100.0%

#	Less than 0.05%.

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class K
Actual	$1,000.00	$1,105.80	$3.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.29	2.95

* Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.58%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.4%)
Diversified Telecommunication Services (1.8%)
AT&T, Inc.	819,034	$32,007,849
CenturyLink, Inc.	111,472	1,472,545
Verizon Communications, Inc.	463,746	28,474,004

		61,954,398

Entertainment (1.7%)
Activision Blizzard, Inc.	85,803	5,098,414
Electronic Arts, Inc.*	32,875	3,534,391
Live Nation Entertainment, Inc.*	15,722	1,123,651
Netflix, Inc.*	49,223	15,927,086
Take-Two Interactive Software, Inc.*	12,380	1,515,684
Walt Disney Co. (The)	202,063	29,224,372

		56,423,598

Interactive Media & Services (4.5%)
Alphabet, Inc., Class A*	33,592	44,992,789
Alphabet, Inc., Class C*	33,510	44,803,540
Facebook, Inc., Class A*	269,870	55,390,818
Twitter, Inc.*	88,284	2,829,502

		148,016,649

Media (1.3%)
Charter Communications, Inc., Class A*	17,653	8,563,117
Comcast Corp., Class A	509,020	22,890,630
Discovery, Inc., Class A (x)*	18,773	614,628
Discovery, Inc., Class C*	37,643	1,147,735
DISH Network Corp., Class A*	28,288	1,003,375
Fox Corp., Class A	39,990	1,482,429
Fox Corp., Class B	18,086	658,331
Interpublic Group of Cos., Inc. (The)	41,761	964,679
News Corp., Class A	42,922	606,917
News Corp., Class B	14,502	210,424
Omnicom Group, Inc.	23,963	1,941,482
ViacomCBS, Inc.	59,585	2,500,783

		42,584,530

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	35,289	2,767,363

Total Communication Services		311,746,538

Consumer Discretionary (8.9%)
Auto Components (0.1%)
Aptiv plc	28,432	2,700,187
BorgWarner, Inc.	22,327	968,545

		3,668,732

Automobiles (0.3%)
Ford Motor Co.	437,357	4,067,420
General Motors Co.	140,440	5,140,104
Harley-Davidson, Inc.	16,189	602,069

		9,809,593

Distributors (0.1%)
Genuine Parts Co.	16,120	1,712,428
LKQ Corp.*	34,633	1,236,398

		2,948,826

Diversified Consumer Services (0.0%)
H&R Block, Inc.	20,161	473,380

Hotels, Restaurants & Leisure (1.7%)
Carnival Corp.	45,583	2,316,984
Chipotle Mexican Grill, Inc.*	2,956	2,474,497
Darden Restaurants, Inc.	13,421	1,463,023
Hilton Worldwide Holdings, Inc.	31,319	3,473,590
Las Vegas Sands Corp.	37,579	2,594,454
Marriott International, Inc., Class A	30,455	4,611,801
McDonald’s Corp.	84,430	16,684,212
MGM Resorts International	57,510	1,913,358
Norwegian Cruise Line Holdings Ltd.*	23,265	1,358,909
Royal Caribbean Cruises Ltd.	19,571	2,612,924
Starbucks Corp.	132,337	11,635,069
Wynn Resorts Ltd.	10,953	1,521,043
Yum! Brands, Inc.	33,981	3,422,906

		56,082,770

Household Durables (0.3%)
DR Horton, Inc.	37,554	1,980,974
Garmin Ltd.	16,143	1,574,911
Leggett & Platt, Inc.	14,515	737,797
Lennar Corp., Class A	30,602	1,707,286
Mohawk Industries, Inc.*	6,328	863,013
Newell Brands, Inc.	43,656	839,068
NVR, Inc.*	399	1,519,556
PulteGroup, Inc.	28,268	1,096,798
Whirlpool Corp.	6,898	1,017,662

		11,337,065

Internet & Direct Marketing Retail (3.1%)
Amazon.com, Inc.*	46,698	86,290,432
Booking Holdings, Inc.*	4,763	9,781,916
eBay, Inc.	85,597	3,090,908
Expedia Group, Inc.	15,363	1,661,355

		100,824,611

Leisure Products (0.1%)
Hasbro, Inc.	14,347	1,515,187

Multiline Retail (0.5%)
Dollar General Corp.	28,688	4,474,754
Dollar Tree, Inc.*	26,435	2,486,212
Kohl’s Corp.	17,785	906,146
Macy’s, Inc.	35,669	606,373
Nordstrom, Inc.	10,945	447,979
Target Corp.	56,535	7,248,352

		16,169,816

Specialty Retail (2.0%)
Advance Auto Parts, Inc.	7,694	1,232,271
AutoZone, Inc.*	2,693	3,208,198
Best Buy Co., Inc.	25,095	2,203,341
CarMax, Inc.*	18,820	1,649,949

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Gap, Inc. (The)	26,291	$464,825
Home Depot, Inc. (The)	122,350	26,718,793
L Brands, Inc.	25,806	467,605
Lowe’s Cos., Inc.	85,604	10,251,935
O’Reilly Automotive, Inc.*	8,591	3,765,092
Ross Stores, Inc.	40,708	4,739,225
Tiffany & Co.	12,116	1,619,303
TJX Cos., Inc. (The)	136,290	8,321,867
Tractor Supply Co.	13,332	1,245,742
Ulta Beauty, Inc.*	6,282	1,590,226

		67,478,372

Textiles, Apparel & Luxury Goods (0.7%)
Capri Holdings Ltd.*	16,942	646,337
Hanesbrands, Inc.	39,135	581,155
NIKE, Inc., Class B	139,718	14,154,831
PVH Corp.	8,170	859,075
Ralph Lauren Corp.	5,454	639,318
Tapestry, Inc.	30,977	835,450
Under Armour, Inc., Class A*	20,414	440,943
Under Armour, Inc., Class C*	23,946	459,284
VF Corp.	36,478	3,635,397

		22,251,790

Total Consumer Discretionary		292,560,142

Consumer Staples (6.5%)
Beverages (1.6%)
Brown-Forman Corp., Class B	20,299	1,372,213
Coca-Cola Co. (The)	432,335	23,929,742
Constellation Brands, Inc., Class A	18,670	3,542,633
Molson Coors Brewing Co., Class B	21,284	1,147,208
Monster Beverage Corp.*	42,957	2,729,917
PepsiCo, Inc.	156,220	21,350,587

		54,072,300

Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	49,577	14,571,672
Kroger Co. (The)	91,164	2,642,844
Sysco Corp.	57,246	4,896,823
Walgreens Boots Alliance, Inc.	83,406	4,917,618
Walmart, Inc.	158,866	18,879,635

		45,908,592

Food Products (1.0%)
Archer-Daniels-Midland Co.	61,968	2,872,217
Campbell Soup Co.	19,703	973,722
Conagra Brands, Inc.	53,305	1,825,163
General Mills, Inc.	67,482	3,614,336
Hershey Co. (The)	16,589	2,438,251
Hormel Foods Corp.	32,063	1,446,362
JM Smucker Co. (The)	12,744	1,327,033
Kellogg Co.	28,346	1,960,409
Kraft Heinz Co. (The)	70,907	2,278,242
Lamb Weston Holdings, Inc.	16,273	1,399,966
McCormick & Co., Inc. (Non-Voting)	14,079	2,389,629
Mondelez International, Inc., Class A	161,095	8,873,113
Tyson Foods, Inc., Class A	32,909	2,996,035

		34,394,478

Household Products (1.5%)
Church & Dwight Co., Inc.	27,310	1,920,985
Clorox Co. (The)	14,379	2,207,752
Colgate-Palmolive Co.	95,856	6,598,727
Kimberly-Clark Corp.	38,417	5,284,258
Procter & Gamble Co. (The)	279,562	34,917,294

		50,929,016

Personal Products (0.2%)
Coty, Inc., Class A	29,972	337,185
Estee Lauder Cos., Inc. (The), Class A	25,066	5,177,132

		5,514,317

Tobacco (0.8%)
Altria Group, Inc.	210,053	10,483,745
Philip Morris International, Inc.	174,666	14,862,330

		25,346,075

Total Consumer Staples		216,164,778

Energy (3.9%)
Energy Equipment & Services (0.4%)
Baker Hughes Co.	72,967	1,870,144
Halliburton Co.	99,895	2,444,431
Helmerich & Payne, Inc.	12,140	551,520
National Oilwell Varco, Inc.	42,479	1,064,099
Schlumberger Ltd.	156,284	6,282,617
TechnipFMC plc	48,092	1,031,093

		13,243,904

Oil, Gas & Consumable Fuels (3.5%)
Apache Corp.	41,944	1,073,347
Cabot Oil & Gas Corp.	46,199	804,325
Chevron Corp.#	211,963	25,543,661
Cimarex Energy Co.	10,619	557,391
Concho Resources, Inc.	22,922	2,007,279
ConocoPhillips	122,659	7,976,515
Devon Energy Corp.	42,712	1,109,231
Diamondback Energy, Inc.	17,658	1,639,722
EOG Resources, Inc.	65,675	5,500,938
Exxon Mobil Corp.	474,360	33,100,841
Hess Corp.	28,372	1,895,533
HollyFrontier Corp.	16,907	857,354
Kinder Morgan, Inc.	217,662	4,607,904
Marathon Oil Corp.	88,762	1,205,388
Marathon Petroleum Corp.	72,193	4,349,628
Noble Energy, Inc.	52,052	1,292,972
Occidental Petroleum Corp.	99,932	4,118,198
ONEOK, Inc.	46,167	3,493,457
Phillips 66	49,439	5,507,999
Pioneer Natural Resources Co.	18,528	2,804,583
Valero Energy Corp.	46,140	4,321,011
Williams Cos., Inc. (The)	135,429	3,212,376

		116,979,653

Total Energy		130,223,557

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Financials (11.7%)
Banks (5.1%)
Bank of America Corp.	907,757	$31,971,202
Citigroup, Inc.	244,709	19,549,802
Citizens Financial Group, Inc.	48,660	1,976,083
Comerica, Inc.	15,563	1,116,645
Fifth Third Bancorp	79,554	2,445,490
First Republic Bank	18,527	2,175,996
Huntington Bancshares, Inc.	114,518	1,726,931
JPMorgan Chase & Co.	351,647	49,019,592
KeyCorp	108,453	2,195,089
M&T Bank Corp.	14,742	2,502,455
People’s United Financial, Inc.	49,178	831,108
PNC Financial Services Group, Inc. (The)‡	49,159	7,847,251
Regions Financial Corp.	106,844	1,833,443
SVB Financial Group*	5,984	1,502,223
Truist Financial Corp.	151,063	8,507,868
US Bancorp	158,886	9,420,351
Wells Fargo & Co.	431,542	23,216,960
Zions Bancorp NA (x)	18,908	981,703

		168,820,192

Capital Markets (2.4%)
Ameriprise Financial, Inc.	14,107	2,349,944
Bank of New York Mellon Corp. (The)	93,987	4,730,366
BlackRock, Inc.‡	13,138	6,604,473
Cboe Global Markets, Inc.	12,470	1,496,400
Charles Schwab Corp. (The)	128,074	6,091,199
CME Group, Inc.	40,345	8,098,048
E*TRADE Financial Corp.	25,008	1,134,613
Franklin Resources, Inc.	29,674	770,931
Goldman Sachs Group, Inc. (The)	35,739	8,217,468
Intercontinental Exchange, Inc.	62,533	5,787,429
Invesco Ltd.	41,923	753,776
MarketAxess Holdings, Inc.	4,372	1,657,469
Moody’s Corp.	18,211	4,323,473
Morgan Stanley	137,893	7,049,090
MSCI, Inc.	9,644	2,489,888
Nasdaq, Inc.	12,737	1,364,133
Northern Trust Corp.	23,806	2,529,149
Raymond James Financial, Inc.	14,211	1,271,316
S&P Global, Inc.	27,513	7,512,425
State Street Corp.	40,397	3,195,403
T. Rowe Price Group, Inc.	26,294	3,203,661

		80,630,654

Consumer Finance (0.6%)
American Express Co.	75,198	9,361,399
Capital One Financial Corp.	51,769	5,327,548
Discover Financial Services	35,138	2,980,405
Synchrony Financial	66,602	2,398,338

		20,067,690

Diversified Financial Services (1.5%)
Berkshire Hathaway, Inc., Class B*	219,424	49,699,536

Insurance (2.1%)
Aflac, Inc.	82,497	4,364,091
Allstate Corp. (The)	36,004	4,048,650
American International Group, Inc.	97,246	4,991,637
Aon plc	26,288	5,475,527
Arthur J Gallagher & Co.	21,271	2,025,637
Assurant, Inc.	6,839	896,456
Chubb Ltd.	50,885	7,920,759
Cincinnati Financial Corp.	17,225	1,811,209
Everest Re Group Ltd.	4,560	1,262,390
Globe Life, Inc.	11,070	1,165,117
Hartford Financial Services Group, Inc. (The)	40,172	2,441,252
Lincoln National Corp.	22,881	1,350,208
Loews Corp.	28,447	1,493,183
Marsh & McLennan Cos., Inc.	56,555	6,300,793
MetLife, Inc.	87,208	4,444,992
Principal Financial Group, Inc.	29,049	1,597,695
Progressive Corp. (The)	65,317	4,728,298
Prudential Financial, Inc.	44,916	4,210,426
Travelers Cos., Inc. (The)	28,981	3,968,948
Unum Group	22,142	645,661
Willis Towers Watson plc	14,287	2,885,117
WR Berkley Corp.	16,141	1,115,343

		69,143,389

Total Financials		388,361,461

Health Care (12.9%)
Biotechnology (1.8%)
AbbVie, Inc.	165,988	14,696,578
Alexion Pharmaceuticals, Inc.*	24,825	2,684,824
Amgen, Inc.	66,661	16,069,967
Biogen, Inc.*	20,266	6,013,530
Gilead Sciences, Inc.	141,470	9,192,721
Incyte Corp.*	20,392	1,780,629
Regeneron Pharmaceuticals, Inc.*	8,977	3,370,684
Vertex Pharmaceuticals, Inc.*	28,713	6,286,711

		60,095,644

Health Care Equipment & Supplies (3.3%)
Abbott Laboratories	198,292	17,223,643
ABIOMED, Inc.*	4,985	850,391
Align Technology, Inc.*	8,070	2,251,853
Baxter International, Inc.	57,073	4,772,444
Becton Dickinson and Co.	30,468	8,286,382
Boston Scientific Corp.*	157,096	7,103,881
Cooper Cos., Inc. (The)	5,636	1,810,790
Danaher Corp.	71,393	10,957,398
Dentsply Sirona, Inc.	25,230	1,427,766
Edwards Lifesciences Corp.*	23,566	5,497,712
Hologic, Inc.*	29,321	1,530,849
IDEXX Laboratories, Inc.*	9,558	2,495,881
Intuitive Surgical, Inc.*	13,009	7,690,270
Medtronic plc	150,486	17,072,637
ResMed, Inc.	16,369	2,536,704
STERIS plc	9,480	1,444,942
Stryker Corp.	36,243	7,608,855
Teleflex, Inc.	5,344	2,011,695
Varian Medical Systems, Inc.*	10,085	1,432,171

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Zimmer Biomet Holdings, Inc.	22,960	$3,436,653

		107,442,917

Health Care Providers & Services (2.6%)
AmerisourceBergen Corp.	16,887	1,435,733
Anthem, Inc.	28,338	8,558,926
Cardinal Health, Inc.	32,835	1,660,794
Centene Corp.*	46,590	2,929,113
Cigna Corp.	41,768	8,541,138
CVS Health Corp.	146,200	10,861,198
DaVita, Inc.*	10,054	754,352
HCA Healthcare, Inc.	29,640	4,381,088
Henry Schein, Inc.*	15,838	1,056,711
Humana, Inc.	14,842	5,439,890
Laboratory Corp. of America Holdings*	10,717	1,812,995
McKesson Corp.	20,039	2,771,795
Quest Diagnostics, Inc.	15,278	1,631,538
UnitedHealth Group, Inc.	106,289	31,246,840
Universal Health Services, Inc., Class B	9,097	1,305,056
WellCare Health Plans, Inc.*	5,745	1,897,056

		86,284,223

Health Care Technology (0.1%)
Cerner Corp.	35,456	2,602,116

Life Sciences Tools & Services (0.9%)
Agilent Technologies, Inc.	34,268	2,923,403
Illumina, Inc.*	16,462	5,461,104
IQVIA Holdings, Inc.*	20,272	3,132,227
Mettler-Toledo International, Inc.*	2,768	2,195,799
PerkinElmer, Inc.	12,889	1,251,522
Thermo Fisher Scientific, Inc.	44,985	14,614,277
Waters Corp.*	7,063	1,650,270

		31,228,602

Pharmaceuticals (4.2%)
Allergan plc	37,062	7,085,142
Bristol-Myers Squibb Co.	263,082	16,887,234
Eli Lilly & Co.	94,833	12,463,901
Johnson & Johnson	295,286	43,073,369
Merck & Co., Inc.	285,029	25,923,387
Mylan NV*	57,887	1,163,529
Perrigo Co. plc	15,817	817,106
Pfizer, Inc.	620,542	24,312,836
Zoetis, Inc.	53,349	7,060,740

		138,787,244

Total Health Care		426,440,746

Industrials (8.2%)
Aerospace & Defense (2.2%)
Arconic, Inc.	43,094	1,326,002
Boeing Co. (The)	59,965	19,534,199
General Dynamics Corp.	26,218	4,623,544
Huntington Ingalls Industries, Inc.	4,632	1,162,076
L3Harris Technologies, Inc.	24,873	4,921,621
Lockheed Martin Corp.	27,945	10,881,224
Northrop Grumman Corp.	17,622	6,061,439
Raytheon Co.	31,187	6,853,031
Textron, Inc.	25,689	1,145,730
TransDigm Group, Inc.	5,634	3,155,040
United Technologies Corp.	91,114	13,645,233

		73,309,139

Air Freight & Logistics (0.5%)
CH Robinson Worldwide, Inc.	14,609	1,142,424
Expeditors International of Washington, Inc.	18,513	1,444,384
FedEx Corp.	26,785	4,050,160
United Parcel Service, Inc., Class B	78,623	9,203,608

		15,840,576

Airlines (0.3%)
Alaska Air Group, Inc.	13,853	938,541
American Airlines Group, Inc.	43,957	1,260,687
Delta Air Lines, Inc.	64,597	3,777,632
Southwest Airlines Co.	52,516	2,834,814
United Airlines Holdings, Inc.*	24,571	2,164,459

		10,976,133

Building Products (0.2%)
Allegion plc	10,454	1,301,941
AO Smith Corp.	15,066	717,744
Fortune Brands Home & Security, Inc.	16,107	1,052,432
Johnson Controls International plc	86,454	3,519,542
Masco Corp.	31,132	1,494,025

		8,085,684

Commercial Services & Supplies (0.4%)
Cintas Corp.	9,561	2,572,674
Copart, Inc.*	22,687	2,063,156
Republic Services, Inc.	23,466	2,103,258
Rollins, Inc.	14,552	482,544
Waste Management, Inc.	43,626	4,971,619

		12,193,251

Construction & Engineering (0.1%)
Jacobs Engineering Group, Inc.	15,187	1,364,248
Quanta Services, Inc.	16,824	684,905

		2,049,153

Electrical Equipment (0.4%)
AMETEK, Inc.	25,933	2,586,558
Eaton Corp. plc	46,013	4,358,351
Emerson Electric Co.	67,728	5,164,937
Rockwell Automation, Inc.	13,043	2,643,425

		14,753,271

Industrial Conglomerates (1.2%)
3M Co.	64,679	11,410,669
General Electric Co.#	981,674	10,955,482
Honeywell International, Inc.	79,953	14,151,681
Roper Technologies, Inc.	11,688	4,140,240

		40,658,072

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Machinery (1.5%)
Caterpillar, Inc.	61,978	$9,152,911
Cummins, Inc.	17,109	3,061,827
Deere & Co.	35,258	6,108,801
Dover Corp.	16,596	1,912,855
Flowserve Corp.	14,870	740,080
Fortive Corp.	33,354	2,547,912
IDEX Corp.	8,461	1,455,292
Illinois Tool Works, Inc.	32,868	5,904,079
Ingersoll-Rand plc	26,978	3,585,916
PACCAR, Inc.	38,647	3,056,978
Parker-Hannifin Corp.	14,331	2,949,606
Pentair plc	18,636	854,833
Snap-on, Inc.	6,130	1,038,422
Stanley Black & Decker, Inc.	16,811	2,786,255
Westinghouse Air Brake Technologies Corp.#	20,443	1,590,465
Xylem, Inc.	20,544	1,618,662

		48,364,894

Professional Services (0.3%)
Equifax, Inc.	13,854	1,941,222
IHS Markit Ltd.*	44,797	3,375,454
Nielsen Holdings plc	38,172	774,892
Robert Half International, Inc.	12,816	809,330
Verisk Analytics, Inc.	18,226	2,721,871

		9,622,769

Road & Rail (0.9%)
CSX Corp.	87,197	6,309,575
JB Hunt Transport Services, Inc.	9,345	1,091,309
Kansas City Southern	11,042	1,691,193
Norfolk Southern Corp.	29,041	5,637,729
Old Dominion Freight Line, Inc.	7,120	1,351,234
Union Pacific Corp.	77,888	14,081,371

		30,162,411

Trading Companies & Distributors (0.2%)
Fastenal Co.	63,823	2,358,260
United Rentals, Inc.*	8,440	1,407,539
WW Grainger, Inc.	4,946	1,674,320

		5,440,119

Total Industrials		271,455,472

Information Technology (21.1%)
Communications Equipment (0.9%)
Arista Networks, Inc.*	6,319	1,285,285
Cisco Systems, Inc.	475,852	22,821,862
F5 Networks, Inc.*	7,005	978,248
Juniper Networks, Inc.	36,912	909,143
Motorola Solutions, Inc.	19,181	3,090,826

		29,085,364

Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp., Class A	33,234	3,596,916
CDW Corp.	15,914	2,273,156
Corning, Inc.	86,554	2,519,587
FLIR Systems, Inc.	14,639	762,253
IPG Photonics Corp.*	3,966	574,752
Keysight Technologies, Inc.*	21,381	2,194,332
TE Connectivity Ltd.	37,486	3,592,658
Zebra Technologies Corp., Class A*	6,093	1,556,396

		17,070,050

IT Services (4.9%)
Accenture plc, Class A	71,224	14,997,638
Akamai Technologies, Inc.*	17,852	1,542,056
Alliance Data Systems Corp.	4,537	509,051
Automatic Data Processing, Inc.	48,532	8,274,706
Broadridge Financial Solutions, Inc.	12,876	1,590,701
Cognizant Technology Solutions Corp., Class A	61,550	3,817,331
DXC Technology Co.	27,665	1,039,927
Fidelity National Information Services, Inc.	69,060	9,605,555
Fiserv, Inc.*	64,339	7,439,519
FleetCor Technologies, Inc.*	9,682	2,785,705
Gartner, Inc.*	9,854	1,518,501
Global Payments, Inc.	33,881	6,185,315
International Business Machines Corp.#	99,555	13,344,352
Jack Henry & Associates, Inc.	8,716	1,269,660
Leidos Holdings, Inc.	15,001	1,468,448
Mastercard, Inc., Class A	99,506	29,711,497
Paychex, Inc.	35,657	3,032,985
PayPal Holdings, Inc.*	131,464	14,220,461
VeriSign, Inc.*	11,666	2,247,805
Visa, Inc., Class A	191,987	36,074,357
Western Union Co. (The) (x)	47,312	1,267,015

		161,942,585

Semiconductors & Semiconductor Equipment (3.9%)
Advanced Micro Devices, Inc.*	124,861	5,726,125
Analog Devices, Inc.	41,271	4,904,646
Applied Materials, Inc.	103,285	6,304,516
Broadcom, Inc.	44,491	14,060,046
Intel Corp.	487,763	29,192,616
KLA Corp.	17,672	3,148,620
Lam Research Corp.	16,396	4,794,190
Maxim Integrated Products, Inc.	30,612	1,882,944
Microchip Technology, Inc. (x)	27,172	2,845,452
Micron Technology, Inc.*	124,679	6,705,237
NVIDIA Corp.	68,602	16,142,051
Qorvo, Inc.*	13,417	1,559,458
QUALCOMM, Inc.	128,368	11,325,909
Skyworks Solutions, Inc.	18,756	2,267,225
Texas Instruments, Inc.	104,943	13,463,137
Xilinx, Inc.	28,116	2,748,901

		127,071,073

Software (6.4%)
Adobe, Inc.*	54,211	17,879,330
ANSYS, Inc.*	9,689	2,494,046
Autodesk, Inc.*	24,614	4,515,684
Cadence Design Systems, Inc.*	31,600	2,191,776
Citrix Systems, Inc.	13,640	1,512,676

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Fortinet, Inc.*	15,755	$1,682,004
Intuit, Inc.	29,320	7,679,788
Microsoft Corp.	855,440	134,902,888
NortonLifeLock, Inc.	64,105	1,635,960
Oracle Corp.	242,836	12,865,451
salesforce.com, Inc.*	99,449	16,174,385
ServiceNow, Inc.*	21,260	6,002,123
Synopsys, Inc.*	16,737	2,329,790

		211,865,901

Technology Hardware, Storage & Peripherals (4.5%)
Apple, Inc.#	468,339	137,527,748
Hewlett Packard Enterprise Co.	145,521	2,307,963
HP, Inc.	168,040	3,453,222
NetApp, Inc.	24,997	1,556,063
Seagate Technology plc	25,158	1,496,901
Western Digital Corp.	32,631	2,071,090
Xerox Holdings Corp.	20,882	769,919

		149,182,906

Total Information Technology		696,217,879

Materials (2.4%)
Chemicals (1.7%)
Air Products & Chemicals, Inc.	24,614	5,784,044
Albemarle Corp.	11,368	830,319
Celanese Corp.	13,285	1,635,649
CF Industries Holdings, Inc.	23,703	1,131,581
Corteva, Inc.	85,003	2,512,689
Dow, Inc.	82,970	4,540,948
DuPont de Nemours, Inc.	83,150	5,338,230
Eastman Chemical Co.	14,782	1,171,621
Ecolab, Inc.	28,327	5,466,828
FMC Corp.	14,353	1,432,716
International Flavors & Fragrances, Inc. (x)	11,966	1,543,853
Linde plc	60,381	12,855,115
LyondellBasell Industries NV, Class A	28,595	2,701,656
Mosaic Co. (The)	37,422	809,812
PPG Industries, Inc.	26,437	3,529,075
Sherwin-Williams Co. (The)	9,265	5,406,498

		56,690,634

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	7,154	2,000,545
Vulcan Materials Co.	15,104	2,174,825

		4,175,370

Containers & Packaging (0.3%)
Amcor plc	179,783	1,948,848
Avery Dennison Corp.	9,507	1,243,706
Ball Corp.	36,751	2,376,687
International Paper Co.	44,312	2,040,568
Packaging Corp. of America	10,736	1,202,325
Sealed Air Corp.	18,327	729,964
Westrock Co.	29,794	1,278,460

		10,820,558

Metals & Mining (0.3%)
Freeport-McMoRan, Inc.	164,903	2,163,527
Newmont Goldcorp Corp.	91,618	3,980,802
Nucor Corp.	33,818	1,903,277

		8,047,606

Total Materials		79,734,168

Real Estate (2.7%)
Equity Real Estate Investment Trusts (REITs) (2.6%)
Alexandria Real Estate Equities, Inc. (REIT)	12,797	2,067,739
American Tower Corp. (REIT)	49,835	11,453,080
Apartment Investment & Management Co. (REIT), Class A	15,987	825,729
AvalonBay Communities, Inc. (REIT)	15,602	3,271,739
Boston Properties, Inc. (REIT)	16,384	2,258,698
Crown Castle International Corp. (REIT)	46,460	6,604,289
Digital Realty Trust, Inc. (REIT)	23,323	2,792,696
Duke Realty Corp. (REIT)	40,998	1,421,401
Equinix, Inc. (REIT)	9,664	5,640,877
Equity Residential (REIT)	38,969	3,153,372
Essex Property Trust, Inc. (REIT)	7,571	2,277,811
Extra Space Storage, Inc. (REIT)	14,621	1,544,270
Federal Realty Investment Trust (REIT)	7,717	993,409
Healthpeak Properties, Inc. (REIT)	55,469	1,912,016
Host Hotels & Resorts, Inc. (REIT)	80,088	1,485,632
Iron Mountain, Inc. (REIT)	30,970	987,014
Kimco Realty Corp. (REIT)	45,595	944,272
Mid-America Apartment Communities, Inc. (REIT)	13,069	1,723,278
Prologis, Inc. (REIT)	71,309	6,356,484
Public Storage (REIT)	16,824	3,582,839
Realty Income Corp. (REIT)	36,656	2,698,981
Regency Centers Corp. (REIT)	18,995	1,198,395
SBA Communications Corp. (REIT)	12,622	3,041,776
Simon Property Group, Inc. (REIT)	34,387	5,122,288
SL Green Realty Corp. (REIT)	9,036	830,228
UDR, Inc. (REIT)	32,974	1,539,886
Ventas, Inc. (REIT)	41,395	2,390,147
Vornado Realty Trust (REIT)	17,535	1,166,078
Welltower, Inc. (REIT)	45,286	3,703,489
Weyerhaeuser Co. (REIT)	84,953	2,565,581

		85,553,494

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	37,059	$2,271,346

Total Real Estate		87,824,840

Utilities (3.0%)
Electric Utilities (1.8%)
Alliant Energy Corp.	27,661	1,513,610
American Electric Power Co., Inc.	55,157	5,212,888
Duke Energy Corp.	82,098	7,488,159
Edison International	40,572	3,059,534
Entergy Corp.	22,617	2,709,517
Evergy, Inc.	25,344	1,649,641
Eversource Energy	36,088	3,070,006
Exelon Corp.	108,560	4,949,250
FirstEnergy Corp.	61,376	2,982,874
NextEra Energy, Inc.	54,898	13,294,100
Pinnacle West Capital Corp.	12,402	1,115,312
PPL Corp.	82,180	2,948,618
Southern Co. (The)	117,930	7,512,141
Xcel Energy, Inc.	58,535	3,716,387

		61,222,037

Gas Utilities (0.0%)
Atmos Energy Corp.	13,251	1,482,257

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	74,451	1,481,575
NRG Energy, Inc.	27,938	1,110,535

		2,592,110

Multi-Utilities (1.0%)
Ameren Corp.	27,953	2,146,790
CenterPoint Energy, Inc.	54,926	1,497,832
CMS Energy Corp.	32,495	2,041,986
Consolidated Edison, Inc.	37,118	3,358,066
Dominion Energy, Inc.	92,678	7,675,592
DTE Energy Co.	21,554	2,799,218
NiSource, Inc.	40,431	1,125,599
Public Service Enterprise Group, Inc.	56,538	3,338,569
Sempra Energy	31,555	4,779,951
WEC Energy Group, Inc.	35,180	3,244,651

		32,008,254

Water Utilities (0.1%)
American Water Works Co., Inc.	20,235	2,485,870

Total Utilities		99,790,528

Total Common Stocks (90.7%) (Cost $1,155,784,441)		3,000,520,109

SHORT-TERM INVESTMENTS:
Investment Company (3.1%)
JPMorgan Prime Money Market Fund, IM Shares	100,556,314	100,586,480

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.0%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $370,771, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $378,151. (xx)	$370,736	370,736
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $100,009, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $100,015, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $102,001. (xx)	100,000	100,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $100,010, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $108,889. (xx)	100,000	100,000

Total Repurchase Agreements		670,736

Total Short-Term Investments (3.1%) (Cost $101,242,605)		101,257,216

Total Investments in Securities (93.8%) (Cost $1,257,027,046)		3,101,777,325
Other Assets Less Liabilities (6.2%)		206,726,922

Net Assets (100%)		$3,308,504,247

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $13,722,179.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $5,465,292. This was collateralized by $5,054,734 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $670,736 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	34,908	4,904,842	—	(986,672)	657,150	997,044	5,572,364	165,217	—
Capital Markets
BlackRock, Inc.	9,322	4,336,733	—	(793,656)	427,598	715,494	4,686,169	134,165	—

Total		9,241,575	—	(1,780,328)	1,084,748	1,712,538	10,258,533	299,382	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	1,909	3/2020	USD	308,408,495	5,323,124

					5,323,124

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$311,746,538	$—	$—	$311,746,538
Consumer Discretionary	292,560,142	—	—	292,560,142
Consumer Staples	216,164,778	—	—	216,164,778
Energy	130,223,557	—	—	130,223,557

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Financials	$388,361,461	$—	$—	$388,361,461
Health Care	426,440,746	—	—	426,440,746
Industrials	271,455,472	—	—	271,455,472
Information Technology	696,217,879	—	—	696,217,879
Materials	79,734,168	—	—	79,734,168
Real Estate	87,824,840	—	—	87,824,840
Utilities	99,790,528	—	—	99,790,528
Futures	5,323,124	—	—	5,323,124
Short-Term Investments
Investment Company	100,586,480	—	—	100,586,480
Repurchase Agreements	—	670,736	—	670,736

Total Assets	$3,106,429,713	$670,736	$—	$3,107,100,449

Total Liabilities	$—	$—	$—	$—

Total	$3,106,429,713	$670,736	$—	$3,107,100,449

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$5,323,124	*

Total		$5,323,124

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$43,984,283	$43,984,283

Total	$43,984,283	$43,984,283

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$12,825,425	$12,825,425

Total	$12,825,425	$12,825,425

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $304,218,000 during the year ended December 31, 2019.

See Notes to Financial Statements.

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ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 12%)*	$122,687,916
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 8%)*	$540,077,813

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,905,626,688
Aggregate gross unrealized depreciation	(60,711,244)

Net unrealized appreciation	$1,844,915,444

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,262,185,005

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $3,382,936)	$10,258,533
Unaffiliated Issuers (Cost $1,252,973,374)	3,090,848,056
Repurchase Agreements (Cost $670,736)	670,736
Cash	176,938,991
Cash held as collateral at broker for futures	12,473,400
Receivable for securities sold	17,213,660
Dividends, interest and other receivables	3,229,181
Due from broker for futures variation margin	733,482
Securities lending income receivable	7,198
Other assets	13,865

Total assets	3,312,387,102

LIABILITIES
Payable for Portfolio shares redeemed	1,437,760
Investment management fees payable	1,219,765
Payable for return of collateral on securities loaned	670,736
Administrative fees payable	340,556
Payable for securities purchased	82,348
Accrued expenses	131,690

Total liabilities	3,882,855

NET ASSETS	$3,308,504,247

Net assets were comprised of:
Paid in capital	$1,404,359,783
Total distributable earnings (loss)	1,904,144,464

Net assets	$3,308,504,247

Class K
Net asset value, offering and redemption price per share, $3,308,504,247 / 215,871,549 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.33

(x)	Includes value of securities on loan of $5,465,292.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($299,382 of dividend income received from affiliates)	$67,151,145
Interest	3,616,568
Securities lending (net)	65,738

Total income	70,833,451

EXPENSES
Investment management fees	14,276,871
Administrative fees	3,992,996
Printing and mailing expenses	155,230
Professional fees	132,277
Trustees’ fees	103,648
Custodian fees	98,000
Miscellaneous	93,184

Total expenses	18,852,206

NET INVESTMENT INCOME (LOSS)	51,981,245

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($1,084,748 of realized gain (loss) from affiliates)	245,548,074
Futures contracts	43,984,283

Net realized gain (loss)	289,532,357

Change in unrealized appreciation (depreciation) on:
Investments in securities ($1,712,538 of change in unrealized appreciation (depreciation) from affiliates)	489,575,665
Futures contracts	12,825,425

Net change in unrealized appreciation (depreciation)	502,401,090

NET REALIZED AND UNREALIZED GAIN (LOSS)	791,933,447

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$843,914,692

See Notes to Financial Statements.

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ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$51,981,245	$46,905,205
Net realized gain (loss)	289,532,357	188,386,126
Net change in unrealized appreciation (depreciation)	502,401,090	(414,040,696)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	843,914,692	(178,749,365)

Distributions to shareholders:
Class K	(294,472,933)	(257,173,955)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 4,899,532 and 870,416 shares, respectively ]	63,402,208	12,893,943
Capital shares issued in reinvestment of dividends and distributions [ 19,536,007 and 18,273,446 shares, respectively ]	294,472,933	257,173,955
Capital shares repurchased [ (35,858,027) and (35,683,352) shares, respectively ]	(540,952,239)	(545,876,882)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(183,077,098)	(275,808,984)

TOTAL INCREASE (DECREASE) IN NET ASSETS	366,364,661	(711,732,304)
NET ASSETS:
Beginning of year	2,942,139,586	3,653,871,890

End of year	$3,308,504,247	$2,942,139,586

See Notes to Financial Statements.

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ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	January 1, 2015 to April 13, 2015‡
Net asset value, beginning of year	$13.29

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02
Net realized and unrealized gain (loss)	0.23

Total from investment operations	0.25

Net asset value, end of year	$13.54

Total return (b)	1.88%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.89%
Before waivers and reimbursements (a)(f)	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.46%
Before waivers and reimbursements (a)(f)	0.46%
Portfolio turnover rate^	10%

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.94	$14.99	$13.27	$12.47	$13.29

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.21	0.20	0.19	0.16
Net realized and unrealized gain (loss)	3.62	(1.06)	2.57	1.22	(0.12)

Total from investment operations	3.86	(0.85)	2.77	1.41	0.04

Less distributions:
Dividends from net investment income	(0.27)	(0.22)	(0.21)	(0.20)	(0.17)
Distributions from net realized gains	(1.20)	(0.98)	(0.84)	(0.41)	(0.69)

Total dividends and distributions	(1.47)	(1.20)	(1.05)	(0.61)	(0.86)

Net asset value, end of year	$15.33	$12.94	$14.99	$13.27	$12.47

Total return	30.06%	(6.20)%	21.08%	11.30%	0.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,308,504	$2,942,140	$3,653,872	$3,515,198	$3,879,117
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.58%	0.58%	0.58%	0.59%	0.59%
Before waivers and reimbursements (f)	0.58%	0.58%	0.58%	0.59%	0.59%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.60%	1.36%	1.38%	1.45%	1.23%
Before waivers and reimbursements (f)	1.60%	1.36%	1.38%	1.45%	1.23%
Portfolio turnover rate^	4%	4%	3%	3%	10%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM MID CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	25.29%	8.13%	11.74%
Volatility Managed Index – Mid Cap Core II	25.46	8.76	11.75
S&P MidCap 400® Index	26.20	9.03	13.55

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 25.29% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Mid Cap Core II and the S&P MidCap 400® Index, which returned 25.46% and 26.20%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, industrials, financials, consumer discretionary and real estate.

•	The five stocks that contributed most to performance were Teradyne, Inc., Fair Isaac Corp., Teledyne Technologies, Inc., Zebra Technologies Corp. and Universal Display Corp.

What hurt performance during the year:

•	The only sector that detracted from performance was energy.

•	The five stocks that detracted most from performance were Covetrus, Inc., Green Dot Corp., EQT Corp., GrubHub Inc. and Etsy, Inc.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 8.8% for 5 days.

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	14.9%
Industrials	14.0
Information Technology	14.0
Consumer Discretionary	12.2
Real Estate	10.0
Health Care	8.7
Investment Company	5.7
Materials	5.4
Utilities	4.1
Consumer Staples	2.6
Energy	1.9
Communication Services	1.7
Repurchase Agreements	0.8
Cash and Other	4.0

100.0%

ATM MID CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class K
Actual	$1,000.00	$1,068.40	$3.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06

* Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.60%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.7%)
Entertainment (0.3%)
Cinemark Holdings, Inc.	12,295	$416,186
World Wrestling Entertainment, Inc., Class A (x)	5,480	355,487

		771,673

Interactive Media & Services (0.3%)
TripAdvisor, Inc.	12,018	365,107
Yelp, Inc.*	7,413	258,195

		623,302

Media (1.0%)
AMC Networks, Inc., Class A*	5,089	201,016
Cable One, Inc.	590	878,197
John Wiley & Sons, Inc., Class A	5,072	246,093
Meredith Corp. (x)	4,614	149,817
New York Times Co. (The), Class A	16,583	533,475
TEGNA, Inc.	25,020	417,584

		2,426,182

Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	11,269	286,571

Total Communication Services		4,107,728

Consumer Discretionary (12.2%)
Auto Components (1.3%)
Adient plc*	10,043	213,414
Dana, Inc.	16,609	302,284
Delphi Technologies plc*	9,968	127,889
Gentex Corp.	29,334	850,099
Goodyear Tire & Rubber Co. (The)	26,846	417,590
Lear Corp.	6,323	867,516
Visteon Corp.*	3,236	280,205

		3,058,997

Automobiles (0.2%)
Thor Industries, Inc. (x)	6,377	473,747

Distributors (0.4%)
Pool Corp.	4,631	983,532

Diversified Consumer Services (1.0%)
Adtalem Global Education, Inc.*	6,298	220,241
Graham Holdings Co., Class B	505	322,690
Grand Canyon Education, Inc.*	5,555	532,113
Service Corp. International	21,064	969,576
WW International, Inc.*	5,347	204,309

		2,248,929

Hotels, Restaurants & Leisure (4.0%)
Boyd Gaming Corp.	9,236	276,526
Brinker International, Inc.	4,304	180,768
Caesars Entertainment Corp.*	64,252	873,827
Cheesecake Factory, Inc. (The) (x)	4,728	183,730
Choice Hotels International, Inc.	3,670	379,588
Churchill Downs, Inc.	4,102	562,794
Cracker Barrel Old Country Store, Inc. (x)	2,789	428,781
Domino’s Pizza, Inc.	4,755	1,396,924
Dunkin’ Brands Group, Inc.	9,543	720,878
Eldorado Resorts, Inc. (x)*	7,534	449,328
Jack in the Box, Inc.	2,726	212,710
Marriott Vacations Worldwide Corp.	4,333	557,917
Papa John’s International, Inc.	2,526	159,517
Penn National Gaming, Inc.*	12,555	320,906
Scientific Games Corp., Class A*	6,206	166,197
Six Flags Entertainment Corp.	9,048	408,155
Texas Roadhouse, Inc.	7,546	424,991
Wendy’s Co. (The)	21,268	472,362
Wyndham Destinations, Inc.	10,588	547,294
Wyndham Hotels & Resorts, Inc.	11,099	697,128

		9,420,321

Household Durables (0.9%)
Helen of Troy Ltd.*	2,913	523,728
KB Home	9,862	337,971
Tempur Sealy International, Inc.*	5,305	461,853
Toll Brothers, Inc.	14,906	588,936
TRI Pointe Group, Inc.*	16,299	253,939

		2,166,427

Internet & Direct Marketing Retail (0.5%)
Etsy, Inc.*	13,827	612,536
Grubhub, Inc. (x)*	10,546	512,958

		1,125,494

Leisure Products (0.7%)
Brunswick Corp.	9,333	559,793
Mattel, Inc. (x)*	39,920	540,916
Polaris, Inc.	6,636	674,881

		1,775,590

Multiline Retail (0.2%)
Dillard’s, Inc., Class A (x)	1,124	82,592
Ollie’s Bargain Outlet Holdings, Inc.*	6,310	412,106

		494,698

Specialty Retail (2.1%)
Aaron’s, Inc.	7,792	445,001
American Eagle Outfitters, Inc.	18,322	269,333
AutoNation, Inc.*	6,778	329,614
Bed Bath & Beyond, Inc. (x)	14,713	254,535
Dick’s Sporting Goods, Inc.	7,354	363,949
Five Below, Inc.*	6,424	821,373
Foot Locker, Inc.	12,356	481,760
Murphy USA, Inc.*	3,336	390,312
RH*	1,897	405,010
Sally Beauty Holdings, Inc.*	13,752	250,974
Urban Outfitters, Inc.*	8,125	225,631
Williams-Sonoma, Inc.	9,008	661,548

		4,899,040

Textiles, Apparel & Luxury Goods (0.9%)
Carter’s, Inc.	5,154	563,538
Columbia Sportswear Co.	3,363	336,939
Deckers Outdoor Corp.*	3,231	545,587
Skechers U.S.A., Inc., Class A*	15,429	666,378

		2,112,442

Total Consumer Discretionary		28,759,217

See Notes to Financial Statements.

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ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Consumer Staples (2.6%)
Beverages (0.2%)
Boston Beer Co., Inc. (The), Class A*	1,068	$403,544

Food & Staples Retailing (0.5%)
BJ’s Wholesale Club Holdings, Inc.*	14,018	318,769
Casey’s General Stores, Inc.	4,265	678,092
Sprouts Farmers Market, Inc.*	13,616	263,470

		1,260,331

Food Products (1.5%)
Flowers Foods, Inc.	22,217	482,997
Hain Celestial Group, Inc. (The)*	9,252	240,136
Ingredion, Inc.	7,708	716,459
Lancaster Colony Corp.	2,300	368,230
Pilgrim’s Pride Corp.*	6,035	197,435
Post Holdings, Inc.*	7,609	830,142
Sanderson Farms, Inc.	2,289	403,368
Tootsie Roll Industries, Inc. (x)	1,987	67,836
TreeHouse Foods, Inc.*	6,481	314,328

		3,620,931

Household Products (0.2%)
Energizer Holdings, Inc. (x)	7,392	371,226

Personal Products (0.2%)
Edgewell Personal Care Co.*	6,241	193,222
Nu Skin Enterprises, Inc., Class A	6,400	262,272

		455,494

Total Consumer Staples		6,111,526

Energy (1.9%)
Energy Equipment & Services (0.5%)
Apergy Corp.*	8,939	301,959
Core Laboratories NV	5,110	192,494
Patterson-UTI Energy, Inc.	23,136	242,928
Transocean Ltd.*	66,417	456,949

		1,194,330

Oil, Gas & Consumable Fuels (1.4%)
Antero Midstream Corp. (x)	34,445	261,437
Chesapeake Energy Corp. (x)*	131,790	108,806
CNX Resources Corp.*	21,616	191,302
EQT Corp.	29,495	321,495
Equitrans Midstream Corp. (x)	23,544	314,548
Matador Resources Co.*	12,641	227,159
Murphy Oil Corp.	17,245	462,166
PBF Energy, Inc., Class A	11,742	368,346
World Fuel Services Corp.	7,530	326,953
WPX Energy, Inc.*	48,608	667,874

		3,250,086

Total Energy		4,444,416

Financials (14.9%)
Banks (6.5%)
Associated Banc-Corp.	18,658	411,222
BancorpSouth Bank	10,857	341,018
Bank of Hawaii Corp.	4,671	444,492
Bank OZK	13,937	425,148
Cathay General Bancorp	8,749	332,900
Commerce Bancshares, Inc.	11,949	811,815
Cullen/Frost Bankers, Inc.	6,572	642,610
East West Bancorp, Inc.	16,789	817,624
First Financial Bankshares, Inc. (x)	15,665	549,842
First Horizon National Corp.	36,053	597,038
FNB Corp.	37,591	477,406
Fulton Financial Corp.	19,164	334,029
Hancock Whitney Corp.	10,077	442,179
Home BancShares, Inc.	17,952	352,936
International Bancshares Corp.	6,647	286,286
PacWest Bancorp	13,705	524,490
Pinnacle Financial Partners, Inc.	8,316	532,224
Prosperity Bancshares, Inc.	10,912	784,464
Signature Bank	6,312	862,282
Sterling Bancorp	23,568	496,813
Synovus Financial Corp.	16,894	662,245
TCF Financial Corp.	17,723	829,436
Texas Capital Bancshares, Inc.*	5,791	328,755
Trustmark Corp.	7,419	256,030
UMB Financial Corp.	4,967	340,935
Umpqua Holdings Corp.	25,496	451,279
United Bankshares, Inc.	11,731	453,521
Valley National Bancorp	45,217	517,735
Webster Financial Corp.	10,634	567,430
Wintrust Financial Corp.	6,564	465,388

		15,339,572

Capital Markets (2.4%)
Affiliated Managers Group, Inc.	5,403	457,850
Eaton Vance Corp.	13,035	608,604
Evercore, Inc., Class A	4,566	341,354
FactSet Research Systems, Inc.	4,405	1,181,861
Federated Investors, Inc., Class B	11,076	360,967
Interactive Brokers Group, Inc., Class A	8,851	412,634
Janus Henderson Group plc	18,247	446,139
Legg Mason, Inc.	9,409	337,877
SEI Investments Co.	14,629	957,907
Stifel Financial Corp.	8,004	485,443

		5,590,636

Consumer Finance (0.5%)
FirstCash, Inc.	4,948	398,958
Green Dot Corp., Class A*	5,460	127,218
Navient Corp.	22,490	307,663
SLM Corp.	49,143	437,864

		1,271,703

Diversified Financial Services (0.3%)
Jefferies Financial Group, Inc.	29,104	621,952

Insurance (4.7%)
Alleghany Corp.*	1,679	1,342,478
American Financial Group, Inc.	8,629	946,170
Brighthouse Financial, Inc.*	12,782	501,438
Brown & Brown, Inc.	27,041	1,067,578
CNO Financial Group, Inc.	17,458	316,513
First American Financial Corp.	12,978	756,877
Genworth Financial, Inc., Class A*	58,125	255,750

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Hanover Insurance Group, Inc. (The)	4,604	$629,229
Kemper Corp.	7,226	560,015
Mercury General Corp.	3,127	152,379
Old Republic International Corp.	33,010	738,434
Primerica, Inc.	4,828	630,344
Reinsurance Group of America, Inc.	7,264	1,184,468
RenaissanceRe Holdings Ltd.	5,101	999,898
RLI Corp.	4,608	414,812
Selective Insurance Group, Inc.	6,870	447,855

		10,944,238

Thrifts & Mortgage Finance (0.5%)
LendingTree, Inc. (x)*	889	269,758
New York Community Bancorp, Inc.	53,956	648,551
Washington Federal, Inc.	9,126	334,468

		1,252,777

Total Financials		35,020,878

Health Care (8.7%)
Biotechnology (0.8%)
Arrowhead Pharmaceuticals, Inc.*	11,480	728,177
Exelixis, Inc.*	35,008	616,841
Ligand Pharmaceuticals, Inc.*	2,021	210,770
United Therapeutics Corp.*	5,055	445,244

		2,001,032

Health Care Equipment & Supplies (3.0%)
Avanos Medical, Inc.*	5,494	185,148
Cantel Medical Corp.	4,262	302,176
Globus Medical, Inc., Class A*	8,846	520,853
Haemonetics Corp.*	5,856	672,854
Hill-Rom Holdings, Inc.	7,719	876,338
ICU Medical, Inc.*	2,230	417,278
Integra LifeSciences Holdings Corp.*	8,198	477,779
LivaNova plc*	5,577	420,673
Masimo Corp.*	5,657	894,145
NuVasive, Inc.*	6,002	464,195
Penumbra, Inc.*	3,714	610,099
West Pharmaceutical Services, Inc.	8,519	1,280,661

		7,122,199

Health Care Providers & Services (2.2%)
Acadia Healthcare Co., Inc. (x)*	10,215	339,342
Amedisys, Inc.*	3,734	623,279
Chemed Corp.	1,849	812,192
Encompass Health Corp.	11,400	789,678
HealthEquity, Inc.*	8,154	603,967
MEDNAX, Inc.*	9,713	269,924
Molina Healthcare, Inc.*	7,235	981,717
Patterson Cos., Inc.	9,943	203,633
Tenet Healthcare Corp.*	11,943	454,192

		5,077,924

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	19,100	187,467

Life Sciences Tools & Services (1.9%)
Bio-Rad Laboratories, Inc., Class A*	2,493	922,485
Bio-Techne Corp.	4,419	970,015
Charles River Laboratories International, Inc.*	5,632	860,344
PRA Health Sciences, Inc.*	7,283	809,505
Repligen Corp.*	5,376	497,280
Syneos Health, Inc.*	7,160	425,841

		4,485,470

Pharmaceuticals (0.7%)
Catalent, Inc.*	16,850	948,655
Nektar Therapeutics*	20,240	436,880
Prestige Consumer Healthcare, Inc.*	5,785	234,293

		1,619,828

Total Health Care		20,493,920

Industrials (14.0%)
Aerospace & Defense (1.3%)
Axon Enterprise, Inc.*	6,837	501,015
Curtiss-Wright Corp.	4,928	694,306
Mercury Systems, Inc.*	6,397	442,097
Teledyne Technologies, Inc.*	4,222	1,463,092

		3,100,510

Air Freight & Logistics (0.4%)
XPO Logistics, Inc.*	10,656	849,283

Airlines (0.3%)
JetBlue Airways Corp.*	33,362	624,537

Building Products (1.1%)
Lennox International, Inc.	4,058	990,030
Owens Corning	12,545	816,930
Resideo Technologies, Inc.*	14,160	168,929
Trex Co., Inc.*	6,742	605,971

		2,581,860

Commercial Services & Supplies (1.7%)
Brink’s Co. (The)	5,768	523,042
Clean Harbors, Inc.*	5,921	507,726
Deluxe Corp.	4,914	245,307
Healthcare Services Group, Inc.	8,547	207,863
Herman Miller, Inc.	6,811	283,678
HNI Corp.	4,938	184,978
KAR Auction Services, Inc.	14,889	324,431
MSA Safety, Inc.	4,132	522,120
Stericycle, Inc.*	10,526	671,664
Tetra Tech, Inc.	6,302	542,980

		4,013,789

Construction & Engineering (1.1%)
AECOM*	18,172	783,758
Dycom Industries, Inc.*	3,640	171,626
EMCOR Group, Inc.	6,477	558,965
Fluor Corp.	16,145	304,817
MasTec, Inc.*	6,960	446,554
Valmont Industries, Inc.	2,506	375,349

		2,641,069

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Electrical Equipment (1.2%)
Acuity Brands, Inc.	4,599	$634,662
EnerSys	4,890	365,919
Hubbell, Inc.	6,277	927,866
nVent Electric plc	17,964	459,519
Regal Beloit Corp.	4,808	411,613

		2,799,579

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	6,537	1,057,948

Machinery (4.0%)
AGCO Corp.	7,274	561,916
Colfax Corp.*	9,644	350,849
Crane Co.	5,877	507,655
Donaldson Co., Inc.	14,681	845,919
Graco, Inc.	19,257	1,001,364
ITT, Inc.	10,137	749,226
Kennametal, Inc.	9,517	351,082
Lincoln Electric Holdings, Inc.	7,132	689,878
Nordson Corp.	5,928	965,316
Oshkosh Corp.	7,893	747,072
Terex Corp.	7,551	224,869
Timken Co. (The)	7,876	443,498
Toro Co. (The)	12,298	979,782
Trinity Industries, Inc.	11,670	258,490
Woodward, Inc.	6,491	768,794

		9,445,710

Marine (0.3%)
Kirby Corp.*	6,910	618,652

Professional Services (0.8%)
ASGN, Inc.*	6,096	432,633
FTI Consulting, Inc.*	4,334	479,601
Insperity, Inc.	4,427	380,899
ManpowerGroup, Inc.	6,880	668,048

		1,961,181

Road & Rail (0.7%)
Avis Budget Group, Inc.*	6,675	215,202
Knight-Swift Transportation Holdings, Inc.	14,154	507,280
Landstar System, Inc.	4,568	520,158
Ryder System, Inc.	6,148	333,898
Werner Enterprises, Inc.	5,090	185,225

		1,761,763

Trading Companies & Distributors (0.7%)
GATX Corp.	4,111	340,596
MSC Industrial Direct Co., Inc., Class A	5,189	407,181
NOW, Inc.*	12,458	140,028
Watsco, Inc.	3,788	682,408

		1,570,213

Total Industrials		33,026,094

Information Technology (14.0%)
Communications Equipment (1.0%)
Ciena Corp.*	17,879	763,254
InterDigital, Inc.	3,602	196,273
Lumentum Holdings, Inc.*	8,879	704,105
NetScout Systems, Inc.*	7,664	184,472
ViaSat, Inc.*	6,649	486,674

		2,334,778

Electronic Equipment, Instruments & Components (3.4%)
Arrow Electronics, Inc.*	9,425	798,675
Avnet, Inc.	11,673	495,402
Belden, Inc.	4,441	244,255
Cognex Corp.	19,708	1,104,436
Coherent, Inc.*	2,786	463,451
II-VI, Inc.*	9,997	336,599
Jabil, Inc.	16,059	663,719
Littelfuse, Inc.	2,854	545,970
National Instruments Corp.	13,664	578,534
SYNNEX Corp.	4,732	609,482
Tech Data Corp.*	4,124	592,206
Trimble, Inc.*	28,956	1,207,176
Vishay Intertechnology, Inc.	15,267	325,034

		7,964,939

IT Services (2.2%)
CACI International, Inc., Class A*	2,886	721,471
CoreLogic, Inc.*	9,211	402,613
KBR, Inc.	16,334	498,187
LiveRamp Holdings, Inc.*	7,806	375,234
MAXIMUS, Inc.	7,366	547,957
Perspecta, Inc.	15,888	420,079
Sabre Corp.	31,599	709,081
Science Applications International Corp.	5,657	492,272
WEX, Inc.*	5,013	1,050,023

		5,216,917

Semiconductors & Semiconductor Equipment (3.7%)
Cabot Microelectronics Corp.	3,359	484,771
Cirrus Logic, Inc.*	6,706	552,641
Cree, Inc.*	12,355	570,183
Cypress Semiconductor Corp.	42,635	994,675
First Solar, Inc.*	8,762	490,321
MKS Instruments, Inc.	6,288	691,743
Monolithic Power Systems, Inc.	4,663	830,107
Semtech Corp.*	7,673	405,902
Silicon Laboratories, Inc.*	4,998	579,668
SolarEdge Technologies, Inc.*	5,575	530,127
Synaptics, Inc.*	3,808	250,452
Teradyne, Inc.	19,374	1,321,113
Universal Display Corp.	4,912	1,012,216

		8,713,919

Software (3.5%)
ACI Worldwide, Inc.*	13,421	508,455
Blackbaud, Inc.	5,665	450,934
CDK Global, Inc.	13,988	764,864
Ceridian HCM Holding, Inc.*	11,642	790,259
CommVault Systems, Inc.*	4,807	214,584
Fair Isaac Corp.*	3,349	1,254,803
j2 Global, Inc.	5,351	501,442
LogMeIn, Inc.	5,697	488,461
Manhattan Associates, Inc.*	7,426	592,224
PTC, Inc.*	11,984	897,482
Teradata Corp.*	13,095	350,553

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Tyler Technologies, Inc.*	4,511	$1,353,390

		8,167,451

Technology Hardware, Storage & Peripherals (0.2%)
NCR Corp.*	14,691	516,536

Total Information Technology		32,914,540

Materials (5.4%)
Chemicals (2.2%)
Ashland Global Holdings, Inc.	6,982	534,332
Cabot Corp.	6,630	315,058
Chemours Co. (The)	18,853	341,051
Ingevity Corp.*	4,818	420,997
Minerals Technologies, Inc.	4,022	231,788
NewMarket Corp.	863	419,867
Olin Corp.	18,804	324,369
PolyOne Corp.	8,871	326,364
RPM International, Inc.	14,962	1,148,483
Scotts Miracle-Gro Co. (The)	4,566	484,818
Sensient Technologies Corp.	4,870	321,858
Valvoline, Inc.	21,738	465,410

		5,334,395

Construction Materials (0.2%)
Eagle Materials, Inc.	4,842	438,976

Containers & Packaging (0.9%)
AptarGroup, Inc.	7,388	854,201
Greif, Inc., Class A	3,030	133,926
O-I Glass, Inc.	17,955	214,203
Silgan Holdings, Inc.	8,978	279,036
Sonoco Products Co.	11,559	713,421

		2,194,787

Metals & Mining (1.8%)
Allegheny Technologies, Inc.*	14,533	300,252
Carpenter Technology Corp.	5,488	273,193
Commercial Metals Co.	13,630	303,540
Compass Minerals International, Inc.	3,899	237,683
Reliance Steel & Aluminum Co.	7,695	921,553
Royal Gold, Inc.	7,566	924,944
Steel Dynamics, Inc.	24,685	840,277
United States Steel Corp. (x)	19,701	224,788
Worthington Industries, Inc.	4,256	179,518

		4,205,748

Paper & Forest Products (0.3%)
Domtar Corp.	6,589	251,963
Louisiana-Pacific Corp.	13,514	400,961

		652,924

Total Materials		12,826,830

Real Estate (10.0%)
Equity Real Estate Investment Trusts (REITs) (9.6%)
Alexander & Baldwin, Inc. (REIT)	7,817	163,844
American Campus Communities, Inc. (REIT)	15,857	745,755
Brixmor Property Group, Inc. (REIT)	34,376	742,865
Camden Property Trust (REIT)	11,190	1,187,259
CoreCivic, Inc. (REIT)	13,741	238,819
CoreSite Realty Corp. (REIT)	4,347	487,386
Corporate Office Properties Trust (REIT)	12,908	379,237
Cousins Properties, Inc. (REIT)	16,933	697,640
CyrusOne, Inc. (REIT)	13,080	855,824
Douglas Emmett, Inc. (REIT)	19,014	834,715
EastGroup Properties, Inc. (REIT)	4,455	591,045
EPR Properties (REIT)	8,994	635,336
First Industrial Realty Trust, Inc. (REIT)	14,610	606,461
GEO Group, Inc. (The) (REIT)	13,995	232,457
Healthcare Realty Trust, Inc. (REIT)	15,444	515,366
Highwoods Properties, Inc. (REIT)	11,979	585,893
JBG SMITH Properties (REIT)	13,608	542,823
Kilroy Realty Corp. (REIT)	11,275	945,972
Lamar Advertising Co. (REIT), Class A	9,933	886,620
Liberty Property Trust (REIT)	18,222	1,094,231
Life Storage, Inc. (REIT)	5,379	582,438
Macerich Co. (The) (REIT) (x)	12,694	341,722
Mack-Cali Realty Corp. (REIT)	10,446	241,616
Medical Properties Trust, Inc. (REIT)	59,667	1,259,570
National Retail Properties, Inc. (REIT)	19,809	1,062,159
Omega Healthcare Investors, Inc. (REIT)	25,242	1,068,999
Park Hotels & Resorts, Inc. (REIT)	27,680	716,082
Pebblebrook Hotel Trust (REIT)	15,083	404,375
PotlatchDeltic Corp. (REIT)	7,740	334,910
PS Business Parks, Inc. (REIT)	2,319	382,333
Rayonier, Inc. (REIT)	14,955	489,926
Sabra Health Care REIT, Inc. (REIT)	22,382	477,632
Senior Housing Properties Trust (REIT)	27,463	231,788
Service Properties Trust (REIT)	19,021	462,781
Spirit Realty Capital, Inc. (REIT)	11,495	565,324
Tanger Factory Outlet Centers, Inc. (REIT) (x)	10,784	158,848
Taubman Centers, Inc. (REIT)	7,061	219,526
Urban Edge Properties (REIT)	13,266	254,442
Weingarten Realty Investors (REIT)	13,957	436,017

		22,660,036

Real Estate Management & Development (0.4%)
Jones Lang LaSalle, Inc.	5,947	1,035,313

Total Real Estate		23,695,349

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Utilities (4.1%)
Electric Utilities (1.4%)
ALLETE, Inc.	5,958	$483,611
Hawaiian Electric Industries, Inc.	12,581	589,545
IDACORP, Inc.	5,816	621,149
OGE Energy Corp.	23,115	1,027,924
PNM Resources, Inc.	9,182	465,619

		3,187,848

Gas Utilities (1.5%)
National Fuel Gas Co.	9,967	463,864
New Jersey Resources Corp.	11,006	490,538
ONE Gas, Inc.	6,079	568,812
Southwest Gas Holdings, Inc.	6,272	476,484
Spire, Inc.	5,862	488,363
UGI Corp.	24,119	1,089,214

		3,577,275

Multi-Utilities (0.7%)
Black Hills Corp.	7,048	553,550
MDU Resources Group, Inc.	23,048	684,756
NorthWestern Corp.	5,816	416,833

		1,655,139

Water Utilities (0.5%)
Aqua America, Inc.	24,904	1,168,994

Total Utilities		9,589,256

Total Common Stocks (89.5%) (Cost $152,458,343)		210,989,754

SHORT-TERM INVESTMENTS:
Investment Company (5.7%)
JPMorgan Prime Money Market Fund, IM Shares	13,311,363	13,315,357

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.8%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $991,947, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,011,691. (xx)	$991,853	991,853
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $200,019, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $204,000. (xx)	200,000	200,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $100,015, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $102,001. (xx)	100,000	100,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $500,155, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $510,000. (xx)	500,000	500,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $100,010, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $108,889. (xx)	100,000	100,000

Total Repurchase Agreements		1,891,853

Total Short-Term Investments (6.5%) (Cost $15,206,500)		15,207,210

Total Investments in Securities (96.0%) (Cost $167,664,843)		226,196,964
Other Assets Less Liabilities (4.0%)		9,540,162

Net Assets (100%)		$235,737,126

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $4,645,290. This was collateralized by $2,958,209 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 2/15/49 and by cash of $1,891,853 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	119	3/2020	USD	24,571,120	283,290

					283,290

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$4,107,728	$—	$—	$4,107,728
Consumer Discretionary	28,759,217	—	—	28,759,217
Consumer Staples	6,111,526	—	—	6,111,526
Energy	4,444,416	—	—	4,444,416
Financials	35,020,878	—	—	35,020,878
Health Care	20,493,920	—	—	20,493,920
Industrials	33,026,094	—	—	33,026,094
Information Technology	32,914,540	—	—	32,914,540
Materials	12,826,830	—	—	12,826,830
Real Estate	23,695,349	—	—	23,695,349
Utilities	9,589,256	—	—	9,589,256
Futures	283,290	—	—	283,290
Short-Term Investments
Investment Company	13,315,357	—	—	13,315,357
Repurchase Agreements	—	1,891,853	—	1,891,853

Total Assets	$224,588,401	$1,891,853	$—	$226,480,254

Total Liabilities	$—	$—	$—	$—

Total	$224,588,401	$1,891,853	$—	$226,480,254

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$283,290	*

Total		$283,290

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$3,230,729	$3,230,729

Total	$3,230,729	$3,230,729

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$432,715	$432,715

Total	$432,715	$432,715

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $20,420,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 16%)*	$56,798,090
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 11%)*	$44,426,686

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$69,107,240
Aggregate gross unrealized depreciation	(10,844,746)

Net unrealized appreciation	$58,262,494

Federal income tax cost of investments in securities and derivative instruments, if applicable	$168,217,760

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $165,772,990)	$224,305,111
Repurchase Agreements (Cost $1,891,853)	1,891,853
Cash	10,934,384
Cash held as collateral at broker for futures	909,100
Dividends, interest and other receivables	257,376
Due from broker for futures variation margin	22,360
Securities lending income receivable	2,189
Other assets	903

Total assets	238,323,276

LIABILITIES
Payable for return of collateral on securities loaned	1,891,853
Payable for securities purchased	405,016
Payable for Portfolio shares redeemed	115,095
Investment management fees payable	78,314
Administrative fees payable	24,323
Accrued expenses	71,549

Total liabilities	2,586,150

NET ASSETS	$235,737,126

Net assets were comprised of:
Paid in capital	$173,818,574
Total distributable earnings (loss)	61,918,552

Net assets	$235,737,126

Class K
Net asset value, offering and redemption price per share, $235,737,126 / 29,668,428 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.95

(x)	Includes value of securities on loan of $4,645,290.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $1,685 foreign withholding tax)	$3,443,096
Interest	208,438
Securities lending (net)	36,915

Total income	3,688,449

EXPENSES
Investment management fees	977,066
Administrative fees	267,419
Custodian fees	84,000
Professional fees	54,292
Printing and mailing expenses	29,686
Trustees’ fees	6,694
Miscellaneous	5,205

Gross expenses	1,424,362
Less: Waiver from investment manager	(120,987)

Net expenses	1,303,375

NET INVESTMENT INCOME (LOSS)	2,385,074

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	8,159,292
Futures contracts	3,230,729

Net realized gain (loss)	11,390,021

Change in unrealized appreciation (depreciation) on:
Investments in securities	33,043,942
Futures contracts	432,715

Net change in unrealized appreciation (depreciation)	33,476,657

NET REALIZED AND UNREALIZED GAIN (LOSS)	44,866,678

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,251,752

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,385,074	$1,951,522
Net realized gain (loss)	11,390,021	12,121,398
Net change in unrealized appreciation (depreciation)	33,476,657	(36,097,007)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,251,752	(22,024,087)

Distributions to shareholders:
Class K	(8,977,857)	(16,920,633)

Tax return of capital:
Class K	—	(87,105)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 5,792,292 and 1,970,154 shares, respectively ]	41,956,173	13,634,130
Capital shares issued in reinvestment of dividends and distributions [ 1,151,631 and 2,379,958 shares, respectively ]	8,977,857	17,007,738
Capital shares repurchased [ (3,361,418) and (2,705,982) shares, respectively ]	(25,664,114)	(22,560,746)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	25,269,916	8,081,122

TOTAL INCREASE (DECREASE) IN NET ASSETS	63,543,811	(30,950,703)
NET ASSETS:
Beginning of year	172,193,315	203,144,018

End of year	$235,737,126	$172,193,315

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	January 1, 2015 to April 13, 2015‡
Net asset value, beginning of year	$8.74

Income (loss) from investment operations:
Net investment income (loss) (e)	— #
Net realized and unrealized gain (loss)	0.47

Total from investment operations	0.47

Net asset value, end of year	$9.21

Total return (b)	5.38%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.83%
Before waivers and reimbursements (a)(f)	0.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.02%
Before waivers and reimbursements (a)(f)	0.02%
Portfolio turnover rate^	35%

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$6.60	$8.31	$8.03	$7.25	$8.73

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.08	0.06	0.07	0.05
Net realized and unrealized gain (loss)	1.59	(1.04)	1.16	1.38	(0.33)

Total from investment operations	1.67	(0.96)	1.22	1.45	(0.28)

Less distributions:
Dividends from net investment income	(0.09)	(0.09)	(0.08)	(0.08)	(0.06)
Distributions from net realized gains	(0.23)	(0.66)	(0.86)	(0.59)	(1.14)
Return of capital	—	— #	—	—	—

Total dividends and distributions	(0.32)	(0.75)	(0.94)	(0.67)	(1.20)

Net asset value, end of year	$7.95	$6.60	$8.31	$8.03	$7.25

Total return	25.29%	(12.14)%	15.47%	20.02%	(3.08)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$235,737	$172,193	$203,144	$200,381	$184,496
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.60%	0.60%	0.63%	0.64%
Before waivers and reimbursements (f)	0.66%	0.65%	0.64%	0.65%	0.64%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.10%	1.00%	0.73%	0.96%	0.56%
Before waivers and reimbursements (f)	1.04%	0.95%	0.69%	0.94%	0.56%
Portfolio turnover rate^	23%	22%	16%	16%	35%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	24.87%	7.63%	11.44%
Volatility Managed Index – Small Cap Core II	24.06	7.64	10.96
Russell 2000® Index	25.52	8.23	13.03

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 24.87% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Small Cap Core II and the Russell 2000® Index, which returned 24.06% and 25.52%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, health care, industrials, financials and consumer discretionary.

•	The five stocks that contributed most to performance were Array BioPharma, Inc., Arrowhead Pharmaceuticals, Inc., The Medicines Company, Novocure Ltd. and Trade Desk, Inc.

What hurt performance during the year:

•	The only sector that detracted from performance was energy.

•	The five stocks that detracted most from performance were Green Dot Corp., Peabody Energy Corp., Merit Medical Systems, Inc., Spirit Airlines, Inc. and Stamps.com, Inc.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 5.8% for 4 days.

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2019	% of Net Assets
Health Care	16.2%
Financials	15.9
Industrials	14.2
Information Technology	12.2
Consumer Discretionary	9.8
Real Estate	7.0
Investment Company	5.7
Materials	3.5
Utilities	3.3
Repurchase Agreements	3.2
Energy	2.9
Consumer Staples	2.7
Communication Services	2.1
Cash and Other	1.3

100.0%

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class K
Actual	$1,000.00	$1,072.20	$3.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06

* Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.60%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.1%)
Diversified Telecommunication Services (0.5%)
Anterix, Inc.*	5,205	$224,908
ATN International, Inc.	5,094	282,157
Bandwidth, Inc., Class A*	8,283	530,526
Cincinnati Bell, Inc.*	25,519	267,184
Cogent Communications Holdings, Inc.	22,014	1,448,741
Consolidated Communications Holdings, Inc.	38,367	148,864
Frontier Communications Corp. (x)*	35,379	31,473
IDT Corp., Class B*	8,995	64,854
Intelsat SA (x)*	34,738	244,208
Iridium Communications, Inc.*	51,640	1,272,410
Ooma, Inc.*	10,763	142,395
ORBCOMM, Inc.*	37,964	159,828
Pareteum Corp. (x)*	81,927	35,827
Vonage Holdings Corp.*	117,074	867,518

		5,720,893

Entertainment (0.2%)
AMC Entertainment Holdings, Inc., Class A (x)	26,917	194,879
Eros International plc*	27,867	94,469
Gaia, Inc. (x)*	5,014	40,062
Glu Mobile, Inc.*	55,943	338,455
IMAX Corp.*	28,052	573,102
Liberty Media Corp.-Liberty Braves, Class A*	5,459	161,860
Liberty Media Corp.-Liberty Braves, Class C*	17,906	528,943
LiveXLive Media, Inc. (x)*	17,451	26,962
Marcus Corp. (The)	11,800	374,886
Reading International, Inc., Class A*	10,189	114,015
Rosetta Stone, Inc.*	11,121	201,735

		2,649,368

Interactive Media & Services (0.4%)
Care.com, Inc.*	12,707	190,986
Cargurus, Inc.*	38,034	1,338,036
Cars.com, Inc.*	34,682	423,814
DHI Group, Inc.*	22,127	66,602
Eventbrite, Inc., Class A*	18,920	381,616
EverQuote, Inc., Class A (x)*	6,991	240,141
Liberty TripAdvisor Holdings, Inc., Class A*	30,620	225,057
Meet Group, Inc. (The)*	50,565	253,331
QuinStreet, Inc.*	22,792	348,946
Travelzoo*	2,298	24,589
TrueCar, Inc.*	51,182	243,115
Yelp, Inc.*	36,462	1,269,971

		5,006,204

Media (0.9%)
Boston Omaha Corp., Class A (x)*	5,891	123,947
Cardlytics, Inc.*	7,248	455,609
Central European Media Enterprises Ltd., Class A*	50,217	227,483
Clear Channel Outdoor Holdings, Inc.*	40,698	116,396
comScore, Inc.*	21,838	107,880
Cumulus Media, Inc., Class A*	8,258	145,093
Daily Journal Corp. (x)*	615	178,608
Emerald Expositions Events, Inc.	14,189	149,694
Entercom Communications Corp., Class A	59,601	276,549
Entravision Communications Corp., Class A	38,132	99,906
EW Scripps Co. (The), Class A	26,111	410,204
Fluent, Inc. (x)*	26,238	65,595
Gannett Co., Inc.	58,249	371,629
Gray Television, Inc.*	46,487	996,681
Hemisphere Media Group, Inc.*	9,296	138,045
Lee Enterprises, Inc.*	18,631	26,456
Liberty Latin America Ltd., Class A*	21,917	422,998
Liberty Latin America Ltd., Class C*	58,515	1,138,702
Loral Space & Communications, Inc.*	6,420	207,494
Marchex, Inc., Class B*	12,065	45,606
MDC Partners, Inc., Class A*	21,777	60,540
Meredith Corp.	20,527	666,512
MSG Networks, Inc., Class A*	23,794	414,015
National CineMedia, Inc.	30,351	221,259
Saga Communications, Inc., Class A	1,189	36,145
Scholastic Corp.	15,639	601,319
TechTarget, Inc.*	14,267	372,369
TEGNA, Inc.	113,345	1,891,728
Tribune Publishing Co.	10,660	140,286
WideOpenWest, Inc.*	19,161	142,175

		10,250,923

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	21,603	236,553
Gogo, Inc. (x)*	27,804	177,946
Shenandoah Telecommunications Co.	24,296	1,010,956
Spok Holdings, Inc.	10,408	127,290

		1,552,745

Total Communication Services		25,180,133

Consumer Discretionary (9.8%)
Auto Components (0.9%)
Adient plc*	44,645	948,706
American Axle & Manufacturing Holdings, Inc.*	56,293	605,713
Cooper Tire & Rubber Co.	25,724	739,565
Cooper-Standard Holdings, Inc.*	6,203	205,691
Dana, Inc.	73,792	1,343,014
Dorman Products, Inc.*	13,471	1,020,024
Fox Factory Holding Corp.*	19,121	1,330,248
Gentherm, Inc.*	17,630	782,596
LCI Industries	12,515	1,340,732
Modine Manufacturing Co.*	23,927	184,238
Motorcar Parts of America, Inc.*	11,517	253,720
Standard Motor Products, Inc.	10,668	567,751

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Stoneridge, Inc.*	13,088	$383,740
Tenneco, Inc., Class A	25,481	333,801
Visteon Corp.*	14,232	1,232,349

		11,271,888

Automobiles (0.1%)
Winnebago Industries, Inc.	15,508	821,614

Distributors (0.1%)
Core-Mark Holding Co., Inc.	22,810	620,204
Funko, Inc., Class A (x)*	10,569	181,364
Greenlane Holdings, Inc., Class A (x)*	10,059	32,742
Weyco Group, Inc.	4,076	107,810

		942,120

Diversified Consumer Services (0.8%)
Adtalem Global Education, Inc.*	28,236	987,413
American Public Education, Inc.*	7,491	205,178
Career Education Corp.*	34,305	630,869
Carriage Services, Inc.	9,744	249,446
Chegg, Inc.*	61,707	2,339,312
Collectors Universe, Inc.	4,920	113,406
Houghton Mifflin Harcourt Co.*	55,023	343,894
K12, Inc.*	19,073	388,136
Laureate Education, Inc., Class A*	59,194	1,042,406
OneSpaWorld Holdings Ltd.*	23,421	394,410
Regis Corp.*	11,925	213,100
Select Interior Concepts, Inc., Class A*	13,832	124,350
Strategic Education, Inc.	11,006	1,748,853
WW International, Inc.*	23,889	912,799

		9,693,572

Hotels, Restaurants & Leisure (2.4%)
BBX Capital Corp.	31,671	151,071
Biglari Holdings, Inc., Class B*	796	91,078
BJ’s Restaurants, Inc.	9,962	378,158
Bloomin’ Brands, Inc.	44,997	993,084
Bluegreen Vacations Corp. (x)	7,439	76,919
Boyd Gaming Corp.	40,315	1,207,031
Brinker International, Inc.	18,626	782,292
Carrols Restaurant Group, Inc.*	20,230	142,621
Century Casinos, Inc.*	16,851	133,460
Cheesecake Factory, Inc. (The) (x)	21,433	832,886
Churchill Downs, Inc.	18,035	2,474,402
Chuy’s Holdings, Inc.*	8,536	221,253
Cracker Barrel Old Country Store, Inc. (x)	12,487	1,919,751
Dave & Buster’s Entertainment, Inc.	16,417	659,471
Del Taco Restaurants, Inc.*	15,929	125,919
Denny’s Corp.*	30,429	604,929
Dine Brands Global, Inc.	8,659	723,200
Drive Shack, Inc.*	33,099	121,142
El Pollo Loco Holdings, Inc. (x)*	10,628	160,908
Eldorado Resorts, Inc. (x)*	34,312	2,046,368
Everi Holdings, Inc.*	35,827	481,157
Fiesta Restaurant Group, Inc.*	13,683	135,325
Golden Entertainment, Inc.*	9,441	181,456
Habit Restaurants, Inc. (The), Class A*	13,112	136,758
Inspired Entertainment, Inc.*	3,478	23,476
J Alexander’s Holdings, Inc.*	7,343	70,199
Jack in the Box, Inc.	13,184	1,028,748
Kura Sushi USA, Inc., Class A*	1,270	32,322
Lindblad Expeditions Holdings, Inc.*	12,181	199,159
Marriott Vacations Worldwide Corp.	22,044	2,838,385
Monarch Casino & Resort, Inc.*	5,813	282,221
Nathan’s Famous, Inc.	1,788	126,733
Noodles & Co. (x)*	19,335	107,116
Papa John’s International, Inc.	10,805	682,336
Penn National Gaming, Inc.*	55,493	1,418,401
PlayAGS, Inc.*	15,692	190,344
Potbelly Corp.*	17,735	74,842
RCI Hospitality Holdings, Inc.	5,892	120,786
Red Lion Hotels Corp.*	14,455	53,917
Red Robin Gourmet Burgers, Inc.*	7,428	245,273
Red Rock Resorts, Inc., Class A	34,429	824,575
Ruth’s Hospitality Group, Inc.	13,817	300,727
Scientific Games Corp., Class A*	28,936	774,906
SeaWorld Entertainment, Inc.*	23,948	759,391
Shake Shack, Inc., Class A*	14,632	871,628
Target Hospitality Corp. (x)*	20,919	104,595
Texas Roadhouse, Inc.	34,034	1,916,795
Twin River Worldwide Holdings, Inc.	9,353	239,904
Wingstop, Inc.	15,057	1,298,365

		29,365,783

Household Durables (1.5%)
Bassett Furniture Industries, Inc.	5,403	90,122
Beazer Homes USA, Inc.*	11,349	160,361
Cavco Industries, Inc.*	4,487	876,670
Century Communities, Inc.*	14,054	384,377
Ethan Allen Interiors, Inc.	12,131	231,217
Flexsteel Industries, Inc.	3,198	63,704
GoPro, Inc., Class A (x)*	61,259	265,864
Green Brick Partners, Inc.*	14,195	162,959
Hamilton Beach Brands Holding Co., Class A	5,395	103,045
Helen of Troy Ltd.*	13,094	2,354,170
Hooker Furniture Corp.	6,694	171,969
Installed Building Products, Inc.*	11,779	811,220
iRobot Corp. (x)*	13,710	694,137
KB Home	44,522	1,525,769
La-Z-Boy, Inc.	22,642	712,770
Legacy Housing Corp.*	2,566	42,698
LGI Homes, Inc.*	10,211	721,407
Lifetime Brands, Inc.	5,779	40,164
Lovesac Co. (The) (x)*	7,154	114,822
M.D.C. Holdings, Inc.	26,451	1,009,370
M/I Homes, Inc.*	14,002	550,979
Meritage Homes Corp.*	19,499	1,191,584
Purple Innovation, Inc. (x)*	2,551	22,219
Skyline Champion Corp.*	25,622	812,217
Sonos, Inc.*	36,453	569,396
Taylor Morrison Home Corp., Class A*	54,737	1,196,551

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
TopBuild Corp.*	17,481	$1,801,941
TRI Pointe Group, Inc.*	72,974	1,136,935
Tupperware Brands Corp.	24,355	208,966
Universal Electronics, Inc.*	6,953	363,364
William Lyon Homes, Class A*	15,506	309,810
ZAGG, Inc. (x)*	18,615	150,968

		18,851,745

Internet & Direct Marketing Retail (0.3%)
1-800-Flowers.com, Inc., Class A*	13,659	198,056
Duluth Holdings, Inc., Class B (x)*	9,336	98,308
Groupon, Inc.*	224,626	536,856
Lands’ End, Inc.*	8,222	138,130
Leaf Group Ltd.*	6,832	27,328
Liquidity Services, Inc.*	17,015	101,409
Overstock.com, Inc. (x)*	16,357	115,317
PetMed Express, Inc. (x)	10,049	236,352
Quotient Technology, Inc.*	36,852	363,361
RealReal, Inc. (The) (x)*	6,597	124,353
Rubicon Project, Inc. (The)*	24,364	198,810
Shutterstock, Inc.*	9,862	422,883
Stamps.com, Inc.*	8,410	702,403
Stitch Fix, Inc., Class A (x)*	21,095	541,298
Waitr Holdings, Inc. (x)*	56,854	18,307

		3,823,171

Leisure Products (0.4%)
Acushnet Holdings Corp.	18,217	592,052
American Outdoor Brands Corp.*	27,459	254,820
Callaway Golf Co.	48,356	1,025,147
Clarus Corp.	12,249	166,096
Escalade, Inc.	3,712	36,489
Johnson Outdoors, Inc., Class A	2,836	217,521
Malibu Boats, Inc., Class A*	10,249	419,697
Marine Products Corp.	6,883	99,115
MasterCraft Boat Holdings, Inc.*	12,010	189,158
Sturm Ruger & Co., Inc.	8,809	414,287
Vista Outdoor, Inc.*	28,812	215,514
YETI Holdings, Inc. (x)*	21,355	742,727

		4,372,623

Multiline Retail (0.1%)
Big Lots, Inc.	19,604	563,027
Dillard’s, Inc., Class A (x)	5,595	411,120
JC Penney Co., Inc. (x)*	150,433	168,485

		1,142,632

Specialty Retail (2.3%)
Aaron’s, Inc.	35,199	2,010,215
Abercrombie & Fitch Co., Class A	33,226	574,478
American Eagle Outfitters, Inc.	83,368	1,225,510
America’s Car-Mart, Inc.*	3,209	351,899
Asbury Automotive Group, Inc.*	9,821	1,097,890
Ascena Retail Group, Inc. (x)*	4,153	31,833
At Home Group, Inc.*	34,526	189,893
Barnes & Noble Education, Inc.*	25,657	109,555
Bed Bath & Beyond, Inc. (x)	61,207	1,058,881
Boot Barn Holdings, Inc.*	13,552	603,471
Buckle, Inc. (The) (x)	14,351	388,051
Caleres, Inc.	19,543	464,146
Camping World Holdings, Inc., Class A (x)	17,246	254,206
Cato Corp. (The), Class A	12,986	225,956
Chico’s FAS, Inc.	63,785	243,021
Children’s Place, Inc. (The) (x)	7,455	466,087
Citi Trends, Inc.	7,306	168,915
Conn’s, Inc. (x)*	10,377	128,571
Container Store Group, Inc. (The)*	18,159	76,631
Designer Brands, Inc., Class A	31,910	502,263
Express, Inc.*	23,468	114,289
GameStop Corp., Class A (x)	31,376	190,766
Genesco, Inc.*	7,758	371,763
GNC Holdings, Inc., Class A (x)*	62,110	167,697
Group 1 Automotive, Inc.	9,752	975,200
Guess?, Inc. (x)	25,316	566,572
Haverty Furniture Cos., Inc.	9,199	185,452
Hibbett Sports, Inc.*	6,494	182,092
Hudson Ltd., Class A*	19,841	304,361
J. Jill, Inc. (x)	14,439	16,316
Lithia Motors, Inc., Class A	11,397	1,675,359
Lumber Liquidators Holdings, Inc.*	18,230	178,107
MarineMax, Inc.*	10,899	181,904
Michaels Cos., Inc. (The)*	42,940	347,385
Monro, Inc.	16,844	1,317,201
Murphy USA, Inc.*	14,985	1,753,245
National Vision Holdings, Inc.*	40,647	1,318,182
Office Depot, Inc.	274,584	752,360
Party City Holdco, Inc. (x)*	31,679	74,129
Rent-A-Center, Inc.	25,397	732,449
RH (x)*	8,634	1,843,359
RTW RetailWinds, Inc.*	11,484	9,199
Sally Beauty Holdings, Inc.*	62,950	1,148,837
Shoe Carnival, Inc. (x)	6,028	224,724
Signet Jewelers Ltd.	26,226	570,153
Sleep Number Corp.*	14,332	705,708
Sonic Automotive, Inc., Class A	13,625	422,375
Sportsman’s Warehouse Holdings, Inc.*	19,255	154,618
Tailored Brands, Inc. (x)	18,903	78,258
Tilly’s, Inc., Class A	14,231	174,330
Winmark Corp.	1,175	233,002
Zumiez, Inc.*	10,912	376,900

		27,517,764

Textiles, Apparel & Luxury Goods (0.9%)
Centric Brands, Inc. (x)*	6,743	14,632
Crocs, Inc.*	34,714	1,454,169
Culp, Inc.	7,089	96,552
Deckers Outdoor Corp.*	14,595	2,464,512
Delta Apparel, Inc.*	2,750	85,525
Fossil Group, Inc.*	23,021	181,405
G-III Apparel Group Ltd.*	22,414	750,869
Kontoor Brands, Inc. (x)	22,564	947,462
Movado Group, Inc.	7,863	170,942
Oxford Industries, Inc.	8,454	637,601
Rocky Brands, Inc.	2,984	87,819
Steven Madden Ltd.	42,693	1,836,226
Superior Group of Cos., Inc.	5,910	80,021

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Unifi, Inc.*	7,861	$198,569
Vera Bradley, Inc.*	12,426	146,627
Vince Holding Corp. (x)*	1,373	23,767
Wolverine World Wide, Inc.	41,986	1,416,608

		10,593,306

Total Consumer Discretionary		118,396,218

Consumer Staples (2.7%)
Beverages (0.3%)
Boston Beer Co., Inc. (The), Class A*	4,275	1,615,309
Celsius Holdings, Inc. (x)*	9,505	45,909
Coca-Cola Consolidated, Inc.	2,438	692,514
Craft Brew Alliance, Inc. (x)*	7,270	119,955
MGP Ingredients, Inc. (x)	6,550	317,348
National Beverage Corp. (x)*	5,569	284,130
New Age Beverages Corp. (x)*	45,984	83,691
Primo Water Corp.*	19,600	220,010

		3,378,866

Food & Staples Retailing (0.6%)
Andersons, Inc. (The)	16,421	415,123
BJ’s Wholesale Club Holdings, Inc.*	58,807	1,337,271
Chefs’ Warehouse, Inc. (The)*	12,845	489,523
HF Foods Group, Inc. (x)*	4,117	80,282
Ingles Markets, Inc., Class A	6,916	328,579
Natural Grocers by Vitamin Cottage, Inc.	7,283	71,883
Performance Food Group Co.*	53,683	2,763,601
PriceSmart, Inc.	11,687	830,011
Rite Aid Corp. (x)*	28,967	448,119
SpartanNash Co.	18,234	259,652
United Natural Foods, Inc.*	26,262	230,055
Village Super Market, Inc., Class A	5,153	119,550
Weis Markets, Inc.	5,212	211,034

		7,584,683

Food Products (1.2%)
Alico, Inc.	1,505	53,924
B&G Foods, Inc. (x)	32,180	576,987
Bridgford Foods Corp.*	802	19,882
Calavo Growers, Inc.	8,496	769,653
Cal-Maine Foods, Inc.	16,058	686,479
Darling Ingredients, Inc.*	84,868	2,383,093
Farmer Brothers Co.*	7,045	106,098
Fresh Del Monte Produce, Inc.	16,075	562,303
Freshpet, Inc.*	17,033	1,006,480
Hostess Brands, Inc.*	62,009	901,611
J&J Snack Foods Corp.	7,775	1,432,699
John B Sanfilippo & Son, Inc.	4,577	417,789
Lancaster Colony Corp.	9,899	1,584,830
Landec Corp.*	14,558	164,651
Limoneira Co.	8,728	167,839
Sanderson Farms, Inc.	10,350	1,823,877
Seneca Foods Corp., Class A*	3,729	152,106
Simply Good Foods Co. (The)*	42,827	1,222,283
Tootsie Roll Industries, Inc. (x)	7,899	269,672

		14,302,256

Household Products (0.2%)
Central Garden & Pet Co.*	5,579	173,340
Central Garden & Pet Co., Class A*	21,568	633,236
Oil-Dri Corp. of America	2,961	107,337
WD-40 Co.	7,137	1,385,577

		2,299,490

Personal Products (0.3%)
BellRing Brands, Inc., Class A*	20,660	439,851
Edgewell Personal Care Co.*	27,398	848,242
elf Beauty, Inc.*	10,829	174,672
Inter Parfums, Inc.	8,539	620,871
Lifevantage Corp.*	5,963	93,082
Medifast, Inc. (x)	5,500	602,690
Nature’s Sunshine Products, Inc.*	3,875	34,604
Revlon, Inc., Class A (x)*	5,900	126,378
USANA Health Sciences, Inc.*	6,239	490,073
Youngevity International, Inc. (x)*	3,572	11,645

		3,442,108

Tobacco (0.1%)
22nd Century Group, Inc. (x)*	83,699	92,069
Pyxus International, Inc. (x)*	2,966	26,516
Turning Point Brands, Inc. (x)	5,653	161,676
Universal Corp.	12,791	729,854
Vector Group Ltd. (x)	55,523	743,453

		1,753,568

Total Consumer Staples		32,760,971

Energy (2.9%)
Energy Equipment & Services (0.9%)
Archrock, Inc.	63,847	641,024
Cactus, Inc., Class A	24,019	824,332
Covia Holdings Corp. (x)*	39,335	80,243
Diamond Offshore Drilling, Inc. (x)*	32,520	233,819
DMC Global, Inc. (x)	6,923	311,120
Dril-Quip, Inc.*	18,189	853,246
Era Group, Inc.*	10,195	103,683
Exterran Corp.*	16,158	126,517
Forum Energy Technologies, Inc.*	52,696	88,529
Frank’s International NV*	49,558	256,215
FTS International, Inc.*	33,267	34,598
Geospace Technologies Corp.*	4,604	77,209
Helix Energy Solutions Group, Inc.*	70,298	676,970
Independence Contract Drilling, Inc.*	20,465	20,400
KLX Energy Services Holdings, Inc.*	14,364	92,504
Liberty Oilfield Services, Inc., Class A	24,824	276,043
Mammoth Energy Services, Inc.	14,425	31,735
Matrix Service Co.*	13,246	303,069
McDermott International, Inc. (x)*	94,322	63,818
Nabors Industries Ltd.	179,555	517,118

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
National Energy Services Reunited Corp.*	13,955	$127,270
Natural Gas Services Group, Inc.*	5,941	72,837
NCS Multistage Holdings, Inc.*	10,383	21,804
Newpark Resources, Inc.*	45,067	282,570
NexTier Oilfield Solutions, Inc.*	83,478	559,303
Nine Energy Service, Inc. (x)*	10,440	81,641
Noble Corp. plc*	186,061	226,994
Oceaneering International, Inc.*	48,453	722,434
Oil States International, Inc.*	29,896	487,604
Pacific Drilling SA*	13,187	53,803
Parker Drilling Co. (x)*	4,144	93,240
ProPetro Holding Corp.*	41,416	465,930
RigNet, Inc.*	8,291	54,721
RPC, Inc. (x)	33,409	175,063
SEACOR Holdings, Inc.*	8,984	387,660
SEACOR Marine Holdings, Inc.*	10,216	140,879
Seadrill Ltd. (x)*	37,499	95,247
Select Energy Services, Inc., Class A*	31,055	288,190
Smart Sand, Inc. (x)*	6,912	17,418
Solaris Oilfield Infrastructure, Inc., Class A (x)	15,100	211,400
TETRA Technologies, Inc.*	70,440	138,062
Tidewater, Inc.*	19,898	383,633
US Silica Holdings, Inc. (x)	37,534	230,834
US Well Services, Inc.*	6,984	13,200

		10,943,929

Oil, Gas & Consumable Fuels (2.0%)
Abraxas Petroleum Corp. (x)*	64,488	22,642
Altus Midstream Co. (x)*	36,330	103,904
Amplify Energy Corp. (x)	14,754	97,524
Arch Coal, Inc., Class A (x)	8,378	601,038
Ardmore Shipping Corp.*	18,493	167,362
Berry Petroleum Corp.	28,081	264,804
Bonanza Creek Energy, Inc.*	9,788	228,452
Brigham Minerals, Inc., Class A	9,130	195,747
California Resources Corp. (x)*	23,745	214,417
Callon Petroleum Co. (x)*	198,730	959,866
Chaparral Energy, Inc., Class A (x)*	10,810	19,026
Clean Energy Fuels Corp.*	77,317	180,922
CNX Resources Corp.*	95,974	849,370
Comstock Resources, Inc. (x)*	15,641	128,725
CONSOL Energy, Inc.*	12,944	187,817
Contura Energy, Inc.*	9,810	88,780
CVR Energy, Inc.	15,045	608,269
Delek US Holdings, Inc.	37,947	1,272,363
Denbury Resources, Inc.*	227,091	320,198
DHT Holdings, Inc.	48,817	404,205
Diamond S Shipping, Inc., Class S*	12,879	215,594
Dorian LPG Ltd.*	18,707	289,584
Earthstone Energy, Inc., Class A*	5,647	35,746
Energy Fuels, Inc. (x)*	55,446	105,902
Evolution Petroleum Corp.	17,578	96,152
Extraction Oil & Gas, Inc. (x)*	50,828	107,755
Falcon Minerals Corp. (x)	20,126	142,090
GasLog Ltd. (x)	20,979	205,384
Golar LNG Ltd.	46,853	666,250
Goodrich Petroleum Corp.*	2,482	24,919
Green Plains, Inc.	19,693	303,863
Gulfport Energy Corp.*	81,415	247,502
Hallador Energy Co.	7,074	21,010
HighPoint Resources Corp.*	88,254	149,149
International Seaways, Inc.*	13,217	393,338
Jagged Peak Energy, Inc. (x)*	24,230	205,713
Laredo Petroleum, Inc.*	86,573	248,465
Magnolia Oil & Gas Corp., Class A (x)*	52,270	657,557
Matador Resources Co.*	55,082	989,824
Montage Resources Corp.*	10,543	83,711
NACCO Industries, Inc., Class A	2,374	111,174
NextDecade Corp. (x)*	7,377	45,295
Nordic American Tankers Ltd.	78,694	387,174
Northern Oil and Gas, Inc. (x)*	148,584	347,687
Oasis Petroleum, Inc.*	165,881	540,772
Overseas Shipholding Group, Inc., Class A*	25,536	58,733
Panhandle Oil and Gas, Inc., Class A	7,678	86,070
Par Pacific Holdings, Inc.*	17,903	416,066
PDC Energy, Inc.*	32,935	861,909
Peabody Energy Corp.	34,387	313,609
Penn Virginia Corp.*	6,698	203,284
PrimeEnergy Resources Corp.*	381	57,630
QEP Resources, Inc.	123,947	557,761
Renewable Energy Group, Inc.*	18,116	488,226
REX American Resources Corp.*	2,934	240,471
Ring Energy, Inc. (x)*	35,256	93,076
Rosehill Resources, Inc.*	3,631	4,648
SandRidge Energy, Inc.*	14,765	62,604
Scorpio Tankers, Inc.	22,119	870,161
SFL Corp. Ltd.	41,976	610,331
SilverBow Resources, Inc.*	3,056	30,254
SM Energy Co.	57,764	649,267
Southwestern Energy Co. (x)*	285,533	690,990
SRC Energy, Inc.*	118,244	487,165
Talos Energy, Inc.*	10,195	307,379
Teekay Corp.	37,802	201,107
Teekay Tankers Ltd., Class A*	14,006	335,724
Tellurian, Inc. (x)*	47,698	347,241
Unit Corp. (x)*	21,319	14,829
Uranium Energy Corp. (x)*	100,146	92,054
W&T Offshore, Inc.*	62,771	349,007
Whiting Petroleum Corp. (x)*	47,735	350,375
World Fuel Services Corp.	33,068	1,435,813

		23,752,825

Total Energy		34,696,754

Financials (15.9%)
Banks (8.8%)
1st Constitution Bancorp	4,254	94,141
1st Source Corp.	7,642	396,467
ACNB Corp.	3,869	146,326
Allegiance Bancshares, Inc.*	8,822	331,707
Amalgamated Bank, Class A	8,662	168,476
Amerant Bancorp, Inc.*	10,440	227,488
American National Bankshares, Inc.	5,591	221,236
Ameris Bancorp	31,528	1,341,201

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Ames National Corp.	5,198	$145,856
Arrow Financial Corp.	6,594	249,253
Atlantic Capital Bancshares, Inc.*	11,520	211,392
Atlantic Union Bankshares Corp.	40,819	1,532,753
Banc of California, Inc.	26,698	458,672
BancFirst Corp.	9,189	573,761
Bancorp, Inc. (The)*	25,928	336,286
BancorpSouth Bank	50,834	1,596,696
Bank First Corp. (x)	3,213	224,942
Bank of Commerce Holdings	9,430	109,105
Bank of Marin Bancorp	6,694	301,565
Bank of NT Butterfield & Son Ltd. (The)	30,639	1,134,256
Bank of Princeton (The)	3,053	96,139
Bank7 Corp.	3,810	72,238
BankFinancial Corp.	9,030	118,112
Bankwell Financial Group, Inc.	4,409	127,156
Banner Corp.	16,681	943,978
Bar Harbor Bankshares	7,876	199,972
Baycom Corp.*	5,035	114,496
BCB Bancorp, Inc.	8,484	116,994
Berkshire Hills Bancorp, Inc.	25,217	829,135
Boston Private Financial Holdings, Inc.	38,213	459,702
Bridge Bancorp, Inc.	8,231	275,985
Brookline Bancorp, Inc.	37,650	619,719
Bryn Mawr Bank Corp.	9,951	410,379
Business First Bancshares, Inc.	6,873	171,344
Byline Bancorp, Inc.	12,241	239,556
C&F Financial Corp.	1,844	102,029
Cadence Bancorp	63,839	1,157,401
Cambridge Bancorp (x)	2,365	189,555
Camden National Corp.	7,554	347,937
Capital Bancorp, Inc.*	5,968	88,864
Capital City Bank Group, Inc.	7,110	216,855
Capstar Financial Holdings, Inc.	8,128	135,331
Carolina Financial Corp.	10,251	443,151
Carter Bank & Trust*	11,052	262,153
Cathay General Bancorp	38,878	1,479,308
CBTX, Inc.	8,874	276,159
CenterState Bank Corp.	62,159	1,552,732
Central Pacific Financial Corp.	11,835	350,079
Central Valley Community Bancorp	6,263	135,719
Century Bancorp, Inc., Class A	1,497	134,670
Chemung Financial Corp.	2,160	91,800
Citizens & Northern Corp.	6,767	191,168
City Holding Co.	8,112	664,778
Civista Bancshares, Inc.	8,175	196,200
CNB Financial Corp.	7,400	241,832
Coastal Financial Corp.*	4,901	80,719
Codorus Valley Bancorp, Inc.	5,223	120,286
Colony Bankcorp, Inc.	3,385	55,852
Columbia Banking System, Inc.	35,351	1,438,255
Community Bank System, Inc.	26,120	1,852,953
Community Bankers Trust Corp.	11,419	101,401
Community Financial Corp. (The)	2,802	99,667
Community Trust Bancorp, Inc.	8,076	376,665
ConnectOne Bancorp, Inc.	16,853	433,459
CrossFirst Bankshares, Inc.*	2,507	36,151
Customers Bancorp, Inc.*	14,273	339,840
CVB Financial Corp.	70,064	1,511,981
Dime Community Bancshares, Inc.	18,874	394,278
Eagle Bancorp, Inc.	17,580	854,915
Enterprise Bancorp, Inc.	4,999	169,316
Enterprise Financial Services Corp.	11,791	568,444
Equity Bancshares, Inc., Class A*	7,725	238,471
Esquire Financial Holdings, Inc.*	3,718	96,928
Evans Bancorp, Inc.	2,940	117,894
Farmers & Merchants Bancorp, Inc. (x)	5,110	154,066
Farmers National Banc Corp.	13,610	222,115
FB Financial Corp.	8,586	339,920
Fidelity D&D Bancorp, Inc. (x)	1,572	97,794
Financial Institutions, Inc.	7,946	255,067
First Bancorp (Nasdaq Stock Exchange)	14,723	587,595
First Bancorp (Quotrix Stock Exchange)	111,418	1,179,917
First Bancorp, Inc.	6,056	183,073
First Bancshares, Inc. (The)	7,134	253,400
First Bank	8,579	94,798
First Busey Corp.	26,202	720,555
First Business Financial Services, Inc.	4,849	127,674
First Capital, Inc. (x)	1,808	131,984
First Choice Bancorp	5,980	161,221
First Commonwealth Financial Corp.	41,768	606,054
First Community Bankshares, Inc.	7,057	218,908
First Financial Bancorp	53,629	1,364,322
First Financial Bankshares, Inc. (x)	66,893	2,347,944
First Financial Corp.	6,571	300,426
First Financial Northwest, Inc.	4,794	71,622
First Foundation, Inc.	19,262	335,159
First Guaranty Bancshares, Inc.	3,300	71,841
First Internet Bancorp	5,954	141,169
First Interstate BancSystem, Inc., Class A	19,211	805,325
First Merchants Corp.	30,095	1,251,651
First Mid Bancshares, Inc.	6,463	227,821
First Midwest Bancorp, Inc.	54,466	1,255,986
First Northwest Bancorp	5,254	95,255
First of Long Island Corp. (The)	11,109	278,614
Flushing Financial Corp.	13,963	301,671
FNCB Bancorp, Inc.	7,353	62,133
Franklin Financial Network, Inc.	7,393	253,802
Franklin Financial Services Corp.	2,661	102,954
Fulton Financial Corp.	85,766	1,494,901
FVCBankcorp, Inc.*	6,725	117,486
German American Bancorp, Inc.	12,162	433,210
Glacier Bancorp, Inc.	45,218	2,079,576
Great Southern Bancorp, Inc.	5,196	329,011
Great Western Bancorp, Inc.	28,727	997,976
Guaranty Bancshares, Inc.	4,933	162,197
Hancock Whitney Corp.	45,934	2,015,584
Hanmi Financial Corp.	12,858	257,096
HarborOne Bancorp, Inc.*	15,345	168,642

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Hawthorn Bancshares, Inc.	2,969	$75,709
HBT Financial, Inc.*	3,357	63,749
Heartland Financial USA, Inc.	17,463	868,610
Heritage Commerce Corp.	25,006	320,827
Heritage Financial Corp.	18,623	527,031
Hilltop Holdings, Inc.	36,699	914,906
Home BancShares, Inc.	79,290	1,558,841
HomeTrust Bancshares, Inc.	8,415	225,774
Hope Bancorp, Inc.	66,342	985,842
Horizon Bancorp, Inc.	17,932	340,708
Howard Bancorp, Inc.*	6,783	114,497
IBERIABANK Corp.	27,125	2,029,764
Independent Bank Corp./MA	16,931	1,409,506
Independent Bank Corp./MI	11,163	252,842
Independent Bank Group, Inc.	18,191	1,008,509
International Bancshares Corp.	27,875	1,200,576
Investar Holding Corp.	5,460	131,040
Investors Bancorp, Inc.	117,064	1,394,818
Lakeland Bancorp, Inc.	23,598	410,133
Lakeland Financial Corp.	12,277	600,714
LCNB Corp.	7,527	145,271
Level One Bancorp, Inc.	3,491	87,834
Live Oak Bancshares, Inc.	13,628	259,068
Macatawa Bank Corp.	14,603	162,531
Mackinac Financial Corp.	4,208	73,472
MainStreet Bancshares, Inc.*	3,671	84,433
Malvern Bancorp, Inc.*	4,229	97,648
Mercantile Bank Corp.	7,895	287,931
Metrocity Bankshares, Inc.	5,867	102,731
Metropolitan Bank Holding Corp.*	3,995	192,679
Mid Penn Bancorp, Inc.	3,899	112,291
Midland States Bancorp, Inc.	10,576	306,281
MidWestOne Financial Group, Inc.	6,320	228,974
MutualFirst Financial, Inc.	3,643	144,518
MVB Financial Corp.	4,584	114,233
National Bank Holdings Corp., Class A	14,912	525,201
National Bankshares, Inc.	3,780	169,835
NBT Bancorp, Inc.	20,365	826,004
Nicolet Bankshares, Inc.*	4,050	299,092
Northeast Bank	4,507	99,109
Northrim BanCorp, Inc.	3,557	136,233
Norwood Financial Corp.	3,330	129,537
Oak Valley Bancorp (x)	3,281	63,848
OFG Bancorp	27,736	654,847
Ohio Valley Banc Corp.	2,341	92,750
Old National Bancorp	86,604	1,583,987
Old Second Bancorp, Inc.	14,910	200,838
Opus Bank	10,409	269,281
Origin Bancorp, Inc.	9,596	363,113
Orrstown Financial Services, Inc.	5,727	129,545
Pacific Mercantile Bancorp*	10,568	85,812
Pacific Premier Bancorp, Inc.	30,046	979,650
Park National Corp.	6,992	715,841
Parke Bancorp, Inc.	5,309	134,795
PCB Bancorp	7,924	136,927
Peapack Gladstone Financial Corp.	9,283	286,845
Penns Woods Bancorp, Inc.	3,843	136,657
Peoples Bancorp of North Carolina, Inc.	2,502	82,191
Peoples Bancorp, Inc.	8,531	295,684
Peoples Financial Services Corp.	3,454	173,909
People’s Utah Bancorp	7,230	217,768
Preferred Bank	8,027	482,342
Premier Financial Bancorp, Inc.	7,538	136,739
QCR Holdings, Inc.	6,759	296,450
RBB Bancorp	7,711	163,242
Red River Bancshares, Inc. (x)*	2,315	129,779
Reliant Bancorp, Inc.	5,624	125,078
Renasant Corp.	28,543	1,010,993
Republic Bancorp, Inc., Class A	4,385	205,218
Republic First Bancorp, Inc.*	22,198	92,788
Richmond Mutual Bancorporation, Inc. (x)*	4,960	79,162
S&T Bancorp, Inc.	19,466	784,285
Sandy Spring Bancorp, Inc.	17,206	651,763
SB One Bancorp	4,948	123,304
Seacoast Banking Corp. of Florida*	25,676	784,915
Select Bancorp, Inc.*	8,904	109,519
ServisFirst Bancshares, Inc.	23,999	904,282
Shore Bancshares, Inc.	7,380	128,117
Sierra Bancorp	6,789	197,696
Simmons First National Corp., Class A	47,672	1,277,133
SmartFinancial, Inc.	7,650	180,922
South Plains Financial, Inc. (x)	5,035	105,080
South State Corp.	17,223	1,494,095
Southern First Bancshares, Inc.*	3,842	163,247
Southern National Bancorp of Virginia, Inc.	9,665	158,023
Southside Bancshares, Inc.	17,495	649,764
Spirit of Texas Bancshares, Inc.*	7,164	164,772
Stock Yards Bancorp, Inc.	10,711	439,794
Summit Financial Group, Inc.	6,313	171,019
Tompkins Financial Corp.	7,453	681,949
Towne Bank	36,421	1,013,232
TriCo Bancshares	14,197	579,380
TriState Capital Holdings, Inc.*	11,979	312,891
Triumph Bancorp, Inc.*	13,650	518,973
Trustmark Corp.	32,639	1,126,372
UMB Financial Corp.	23,060	1,582,838
Union Bankshares, Inc.	2,352	85,284
United Bankshares, Inc.	50,202	1,940,809
United Community Banks, Inc.	35,745	1,103,806
United Security Bancshares	7,086	76,033
Unity Bancorp, Inc.	4,444	100,301
Univest Financial Corp.	13,931	373,072
Valley National Bancorp	197,308	2,259,177
Veritex Holdings, Inc.	26,296	766,002
Washington Trust Bancorp, Inc.	8,483	456,301
WesBanco, Inc.	32,795	1,239,323
West Bancorporation, Inc.	8,572	219,700
Westamerica Bancorp	13,810	935,904

		106,603,653

Capital Markets (1.3%)
Ares Management Corp.	36,078	1,287,624
Artisan Partners Asset Management, Inc., Class A	25,713	831,044

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Assetmark Financial Holdings, Inc.*	5,200	$150,904
Associated Capital Group, Inc., Class A	2,009	78,753
B. Riley Financial, Inc.	10,885	274,084
Blucora, Inc.*	24,798	648,220
Brightsphere Investment Group, Inc.	34,120	348,706
Cohen & Steers, Inc.	12,333	774,019
Cowen, Inc., Class A*	15,121	238,156
Diamond Hill Investment Group, Inc.	1,640	230,354
Donnelley Financial Solutions, Inc.*	14,609	152,956
Federated Investors, Inc., Class B	50,275	1,638,462
Focus Financial Partners, Inc., Class A*	14,961	440,901
GAIN Capital Holdings, Inc. (x)	21,231	83,862
GAMCO Investors, Inc., Class A	3,950	76,985
Greenhill & Co., Inc.	9,704	165,744
Hamilton Lane, Inc., Class A	11,316	674,434
Houlihan Lokey, Inc.	21,250	1,038,487
INTL. FCStone, Inc.*	7,599	371,059
Ladenburg Thalmann Financial Services, Inc.	65,413	227,637
Moelis & Co., Class A	25,867	825,675
Oppenheimer Holdings, Inc., Class A	5,914	162,517
Piper Jaffray Cos.	7,591	606,825
PJT Partners, Inc., Class A	12,966	585,156
Pzena Investment Management, Inc., Class A	12,056	103,923
Safeguard Scientifics, Inc.	8,750	96,075
Sculptor Capital Management, Inc.	9,408	207,917
Siebert Financial Corp. (x)*	5,140	44,461
Silvercrest Asset Management Group, Inc., Class A	4,581	57,629
Stifel Financial Corp.	34,268	2,078,354
Value Line, Inc.	1,588	45,909
Virtus Investment Partners, Inc.	3,073	374,046
Waddell & Reed Financial, Inc., Class A	36,285	606,685
Westwood Holdings Group, Inc.	5,155	152,691
WisdomTree Investments, Inc.	67,509	326,744

		16,006,998

Consumer Finance (0.5%)
Curo Group Holdings Corp.*	8,850	107,793
Elevate Credit, Inc.*	19,675	87,554
Encore Capital Group, Inc.*	15,461	546,701
Enova International, Inc.*	16,469	396,244
EZCORP, Inc., Class A (x)*	28,636	195,297
FirstCash, Inc.	21,589	1,740,721
Green Dot Corp., Class A*	25,897	603,400
LendingClub Corp.*	33,951	428,462
Medallion Financial Corp.*	15,780	114,720
Nelnet, Inc., Class A	9,124	531,382
Oportun Financial Corp. (x)*	2,677	63,713
PRA Group, Inc.*	23,606	856,898
Regional Management Corp.*	5,468	164,204
World Acceptance Corp.*	2,026	175,046

		6,012,135

Diversified Financial Services (0.2%)
Banco Latinoamericano de Comercio Exterior SA, Class E	14,762	315,612
Cannae Holdings, Inc.*	34,406	1,279,559
FGL Holdings	81,543	868,433
GWG Holdings, Inc. (x)*	1,933	18,982
Marlin Business Services Corp.	5,480	120,450
On Deck Capital, Inc.*	43,109	178,471

		2,781,507

Insurance (2.0%)
Ambac Financial Group, Inc.*	23,917	515,890
American Equity Investment Life Holding Co.	44,808	1,341,103
AMERISAFE, Inc.	9,924	655,282
Argo Group International Holdings Ltd.	16,548	1,088,031
BRP Group, Inc., Class A*	5,564	89,302
Citizens, Inc. (x)*	25,089	169,351
CNO Financial Group, Inc.	80,217	1,454,334
Crawford & Co., Class A	9,366	107,428
Donegal Group, Inc., Class A	6,620	98,108
eHealth, Inc.*	11,519	1,106,746
Employers Holdings, Inc.	13,914	580,909
Enstar Group Ltd.*	5,822	1,204,339
FBL Financial Group, Inc., Class A	4,942	291,232
FedNat Holding Co.	8,809	146,494
Genworth Financial, Inc., Class A*	263,866	1,161,010
Global Indemnity Ltd.	5,012	148,506
Goosehead Insurance, Inc., Class A (x)	4,376	185,542
Greenlight Capital Re Ltd., Class A (x)*	18,365	185,670
Hallmark Financial Services, Inc.*	9,232	162,206
HCI Group, Inc.	3,687	168,312
Health Insurance Innovations, Inc., Class A (x)*	3,929	75,790
Heritage Insurance Holdings, Inc.	14,298	189,449
Horace Mann Educators Corp.	18,891	824,781
Independence Holding Co.	3,037	127,797
Investors Title Co.	916	145,827
James River Group Holdings Ltd.	15,054	620,375
Kinsale Capital Group, Inc.	10,267	1,043,743
MBIA, Inc.*	38,632	359,278
National General Holdings Corp.	34,873	770,693
National Western Life Group, Inc., Class A	1,144	332,767
NI Holdings, Inc.*	6,229	107,139
Palomar Holdings, Inc.*	6,426	324,449
ProAssurance Corp.	25,073	906,138
ProSight Global, Inc.*	3,440	55,487
Protective Insurance Corp., Class B	6,285	101,126
RLI Corp.	21,289	1,916,436

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Safety Insurance Group, Inc.	7,339	$679,078
Selective Insurance Group, Inc.	30,485	1,987,317
State Auto Financial Corp.	7,268	225,453
Stewart Information Services Corp.	11,166	455,461
Third Point Reinsurance Ltd.*	38,580	405,862
Tiptree, Inc.	13,025	106,024
Trupanion, Inc. (x)*	14,452	541,372
United Fire Group, Inc.	11,089	484,922
United Insurance Holdings Corp.	13,752	173,413
Universal Insurance Holdings, Inc.	14,697	411,369
Watford Holdings Ltd.*	9,571	240,806

		24,472,147

Mortgage Real Estate Investment Trusts (REITs) (1.2%)
AG Mortgage Investment Trust, Inc. (REIT)	16,225	250,190
Anworth Mortgage Asset Corp. (REIT)	55,666	195,944
Apollo Commercial Real Estate Finance, Inc. (REIT)	78,305	1,432,198
Ares Commercial Real Estate Corp. (REIT) (x)	13,245	209,801
Arlington Asset Investment Corp. (REIT), Class A (x)	23,857	132,884
ARMOUR Residential REIT, Inc. (REIT)	30,081	537,547
Blackstone Mortgage Trust, Inc. (REIT), Class A (x)	65,799	2,449,039
Capstead Mortgage Corp. (REIT)	50,462	399,659
Cherry Hill Mortgage Investment Corp. (REIT)	10,458	152,582
Colony Credit Real Estate, Inc. (REIT)	40,651	534,967
Dynex Capital, Inc. (REIT)	11,674	197,758
Ellington Financial, Inc. (REIT)	14,795	271,192
Exantas Capital Corp. (REIT)	14,803	174,823
Granite Point Mortgage Trust, Inc. (REIT)	29,962	550,702
Great Ajax Corp. (REIT)	6,689	99,064
Invesco Mortgage Capital, Inc. (REIT)	74,597	1,242,040
KKR Real Estate Finance Trust, Inc. (REIT) (x)	12,095	246,980
Ladder Capital Corp. (REIT)	52,452	946,234
New York Mortgage Trust, Inc. (REIT)	126,990	791,148
Orchid Island Capital, Inc. (REIT) (x)	32,784	191,786
PennyMac Mortgage Investment Trust (REIT)‡	45,965	1,024,560
Ready Capital Corp. (REIT)	15,567	240,043
Redwood Trust, Inc. (REIT)	57,828	956,475
TPG RE Finance Trust, Inc. (REIT)	25,240	511,615
Western Asset Mortgage Capital Corp. (REIT)	25,251	260,843

		14,000,074

Thrifts & Mortgage Finance (1.9%)
Axos Financial, Inc.*	30,188	914,093
Bridgewater Bancshares, Inc.*	14,386	198,239
Capitol Federal Financial, Inc.	68,861	945,462
Columbia Financial, Inc.*	25,183	426,600
Entegra Financial Corp.*	3,406	102,725
ESSA Bancorp, Inc.	4,859	82,360
Essent Group Ltd.	50,241	2,612,030
Federal Agricultural Mortgage Corp., Class C	4,606	384,601
First Defiance Financial Corp.	9,185	289,236
Flagstar Bancorp, Inc.	17,917	685,325
FS Bancorp, Inc.	2,596	165,599
Greene County Bancorp, Inc.	2,251	64,806
Hingham Institution for Savings	812	170,682
Home Bancorp, Inc.	4,161	163,070
HomeStreet, Inc.*	11,121	378,114
Kearny Financial Corp.	44,391	613,928
Luther Burbank Corp.	12,284	141,634
Merchants Bancorp	6,397	126,085
Meridian Bancorp, Inc.	25,647	515,248
Meta Financial Group, Inc.	18,462	674,048
MMA Capital Holdings, Inc.*	2,647	84,175
Mr Cooper Group, Inc.*	37,678	471,352
NMI Holdings, Inc., Class A*	33,197	1,101,476
Northfield Bancorp, Inc.	24,776	420,201
Northwest Bancshares, Inc.	47,675	792,835
OceanFirst Financial Corp.	24,532	626,547
Ocwen Financial Corp.*	92,415	126,609
OP Bancorp	7,387	76,603
PCSB Financial Corp.	7,756	157,059
PDL Community Bancorp*	5,750	84,525
PennyMac Financial Services, Inc.‡	5,008	170,472
Pioneer Bancorp, Inc.*	4,169	63,827
Provident Bancorp, Inc.*	5,424	67,529
Provident Financial Holdings, Inc.	2,938	64,342
Provident Financial Services, Inc.	30,617	754,709
Prudential Bancorp, Inc.	4,946	91,649
Radian Group, Inc.	105,588	2,656,594
Riverview Bancorp, Inc.	12,283	100,843
Southern Missouri Bancorp, Inc.	4,735	181,635
Sterling Bancorp, Inc.	10,201	82,628
Territorial Bancorp, Inc.	4,941	152,875
Timberland Bancorp, Inc.	3,881	115,421
TrustCo Bank Corp.	50,892	441,234
United Community Financial Corp.	24,078	280,749
Walker & Dunlop, Inc.	14,050	908,754
Washington Federal, Inc.	41,165	1,508,697
Waterstone Financial, Inc.	11,830	225,125
Western New England Bancorp, Inc.	12,628	121,608
WSFS Financial Corp.	26,366	1,159,840

		22,743,798

Total Financials		192,620,312

Health Care (16.2%)
Biotechnology (7.3%)
Abeona Therapeutics, Inc. (x)*	25,739	84,167
ACADIA Pharmaceuticals, Inc.*	58,157	2,487,956
Acceleron Pharma, Inc.*	22,559	1,196,078
Achillion Pharmaceuticals, Inc.*	70,384	424,416

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Acorda Therapeutics, Inc.*	31,345	$63,944
Adamas Pharmaceuticals, Inc.*	16,873	63,949
ADMA Biologics, Inc. (x)*	19,219	76,876
Aduro Biotech, Inc.*	39,815	46,982
Adverum Biotechnologies, Inc.*	27,793	320,175
Aeglea BioTherapeutics, Inc.*	10,704	81,779
Affimed NV (x)*	20,955	57,417
Agenus, Inc.*	77,256	314,432
AgeX Therapeutics, Inc. (x)*	7,401	13,470
Aimmune Therapeutics, Inc. (x)*	23,246	778,044
Akcea Therapeutics, Inc. (x)*	7,506	127,152
Akebia Therapeutics, Inc.*	61,096	386,127
Akero Therapeutics, Inc. (x)*	1,804	40,040
Albireo Pharma, Inc.*	5,978	151,961
Aldeyra Therapeutics, Inc. (x)*	10,571	61,418
Alector, Inc. (x)*	17,168	295,805
Allakos, Inc. (x)*	9,804	934,909
Allogene Therapeutics, Inc. (x)*	20,083	521,756
AMAG Pharmaceuticals, Inc.*	26,167	318,452
Amicus Therapeutics, Inc.*	132,850	1,293,959
AnaptysBio, Inc.*	12,946	210,372
Anavex Life Sciences Corp. (x)*	14,938	38,689
Anika Therapeutics, Inc.*	7,254	376,120
Apellis Pharmaceuticals, Inc.*	25,044	766,847
Applied Therapeutics, Inc.*	2,364	64,490
Aprea Therapeutics, Inc.*	2,386	109,494
Arcus Biosciences, Inc.*	17,372	175,457
Ardelyx, Inc.*	17,101	128,343
Arena Pharmaceuticals, Inc.*	26,199	1,189,959
ArQule, Inc.*	58,700	1,171,652
Arrowhead Pharmaceuticals, Inc.*	48,642	3,085,362
Assembly Biosciences, Inc.*	12,724	260,333
Atara Biotherapeutics, Inc.*	24,561	404,520
Athenex, Inc.*	34,275	523,379
Athersys, Inc. (x)*	57,951	71,280
Atreca, Inc., Class A*	2,457	38,010
Audentes Therapeutics, Inc.*	22,845	1,367,045
Avid Bioservices, Inc.*	27,658	212,137
Avrobio, Inc.*	11,669	234,897
Baudax Bio, Inc. (x)*	3,001	20,767
Beyondspring, Inc. (x)*	6,426	99,603
BioCryst Pharmaceuticals, Inc.*	67,278	232,109
Biohaven Pharmaceutical Holding Co. Ltd.*	20,268	1,103,390
BioSpecifics Technologies Corp.*	3,094	176,172
Bioxcel Therapeutics, Inc.*	2,098	30,652
Blueprint Medicines Corp.*	25,465	2,040,001
Bridgebio Pharma, Inc. (x)*	11,928	418,076
Calithera Biosciences, Inc.*	22,817	130,285
Calyxt, Inc. (x)*	8,345	58,498
CareDx, Inc.*	21,116	455,472
CASI Pharmaceuticals, Inc. (x)*	36,731	113,499
Castle Biosciences, Inc. (x)*	1,394	47,912
Catalyst Pharmaceuticals, Inc.*	52,996	198,735
Celcuity, Inc.*	2,526	26,877
Cellular Biomedicine Group, Inc. (x)*	7,771	126,201
CEL-SCI Corp. (x)*	20,570	188,215
Checkpoint Therapeutics, Inc.*	8,021	13,796
ChemoCentryx, Inc.*	21,371	845,223
Chimerix, Inc.*	19,420	39,423
Clovis Oncology, Inc. (x)*	27,046	281,955
Coherus Biosciences, Inc.*	32,071	577,438
Concert Pharmaceuticals, Inc.*	14,143	130,469
Constellation Pharmaceuticals, Inc. (x)*	8,272	389,694
Corbus Pharmaceuticals Holdings, Inc. (x)*	40,999	223,855
Cortexyme, Inc. (x)*	5,835	327,577
Crinetics Pharmaceuticals, Inc. (x)*	6,542	164,139
Cue Biopharma, Inc.*	6,623	105,140
Cyclerion Therapeutics, Inc. (x)*	13,092	35,610
Cytokinetics, Inc.*	28,405	301,377
CytomX Therapeutics, Inc.*	22,879	190,124
Deciphera Pharmaceuticals, Inc.*	11,040	687,130
Denali Therapeutics, Inc. (x)*	24,439	425,727
Dicerna Pharmaceuticals, Inc.*	26,905	592,717
Dynavax Technologies Corp. (x)*	55,335	316,516
Eagle Pharmaceuticals, Inc.*	4,677	280,994
Editas Medicine, Inc.*	25,061	742,056
Eidos Therapeutics, Inc. (x)*	6,408	367,755
Eiger BioPharmaceuticals, Inc.*	12,042	179,426
Emergent BioSolutions, Inc.*	23,742	1,280,881
Enanta Pharmaceuticals, Inc.*	9,004	556,267
Epizyme, Inc.*	39,524	972,290
Esperion Therapeutics, Inc. (x)*	13,185	786,222
Evelo Biosciences, Inc. (x)*	9,482	38,497
Fate Therapeutics, Inc.*	31,297	612,482
FibroGen, Inc.*	40,258	1,726,666
Five Prime Therapeutics, Inc.*	22,464	103,110
Flexion Therapeutics, Inc.*	17,194	355,916
Forty Seven, Inc.*	11,508	453,070
G1 Therapeutics, Inc.*	17,423	460,490
Galectin Therapeutics, Inc. (x)*	11,222	32,095
Geron Corp. (x)*	105,603	143,620
Global Blood Therapeutics, Inc.*	30,029	2,387,005
GlycoMimetics, Inc.*	16,971	89,777
Gossamer Bio, Inc.*	22,776	355,989
Gritstone Oncology, Inc. (x)*	14,931	133,931
Halozyme Therapeutics, Inc.*	72,922	1,292,907
Harpoon Therapeutics, Inc.*	3,246	48,008
Heron Therapeutics, Inc.*	42,062	988,457
Homology Medicines, Inc.*	12,107	250,615
IGM Biosciences, Inc.*	1,828	69,756
ImmunoGen, Inc.*	75,211	383,952
Immunomedics, Inc.*	89,145	1,886,308
Inovio Pharmaceuticals, Inc. (x)*	61,978	204,527
Insmed, Inc.*	46,240	1,104,211
Intellia Therapeutics, Inc. (x)*	18,944	277,908
Intercept Pharmaceuticals, Inc. (x)*	13,086	1,621,617
Intrexon Corp. (x)*	35,521	194,655
Invitae Corp. (x)*	44,152	712,172
Iovance Biotherapeutics, Inc.*	59,560	1,648,621
Ironwood Pharmaceuticals, Inc.*	78,251	1,041,521
Jounce Therapeutics, Inc.*	10,025	87,518
Kadmon Holdings, Inc. (x)*	77,990	353,295
KalVista Pharmaceuticals, Inc.*	7,462	132,898
Karuna Therapeutics, Inc. (x)*	1,728	130,188
Karyopharm Therapeutics, Inc.*	31,205	598,200
Kezar Life Sciences, Inc.*	7,135	28,611
Kindred Biosciences, Inc.*	21,706	184,067
Kiniksa Pharmaceuticals Ltd., Class A*	9,555	105,678

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Kodiak Sciences, Inc.*	12,222	$879,373
Krystal Biotech, Inc. (x)*	6,108	338,261
Kura Oncology, Inc.*	15,805	217,319
La Jolla Pharmaceutical Co. (x)*	13,626	53,550
Lexicon Pharmaceuticals, Inc. (x)*	24,976	103,650
Ligand Pharmaceuticals, Inc.*	9,033	942,052
Lineage Cell Therapeutics, Inc. (x)*	34,276	30,506
LogicBio Therapeutics, Inc. (x)*	3,218	23,170
MacroGenics, Inc.*	24,797	269,791
Madrigal Pharmaceuticals, Inc.*	4,090	372,640
Magenta Therapeutics, Inc. (x)*	11,730	177,827
MannKind Corp. (x)*	70,223	90,588
Marker Therapeutics, Inc. (x)*	15,629	45,012
Medicines Co. (The) (x)*	39,182	3,328,119
MediciNova, Inc. (x)*	21,296	143,535
MEI Pharma, Inc.*	23,713	58,808
MeiraGTx Holdings plc*	8,817	176,516
Mersana Therapeutics, Inc.*	14,397	82,495
Millendo Therapeutics, Inc.*	3,268	22,026
Minerva Neurosciences, Inc.*	21,983	156,299
Mirati Therapeutics, Inc.*	14,176	1,826,719
Molecular Templates, Inc.*	7,024	98,231
Momenta Pharmaceuticals, Inc.*	50,883	1,003,922
Morphic Holding, Inc. (x)*	1,866	32,021
Mustang Bio, Inc.*	9,687	39,523
Myriad Genetics, Inc.*	36,934	1,005,713
Natera, Inc.*	30,810	1,037,989
Neon Therapeutics, Inc. (x)*	6,355	7,499
NextCure, Inc. (x)*	7,313	411,941
Novavax, Inc. (x)*	10,225	40,695
Oncocyte Corp. (x)*	7,480	16,830
OPKO Health, Inc. (x)*	171,045	251,436
Organogenesis Holdings, Inc.*	5,366	25,810
Palatin Technologies, Inc. (x)*	80,540	62,998
PDL BioPharma, Inc.*	64,306	208,673
Pfenex, Inc.*	11,035	121,164
PhaseBio Pharmaceuticals, Inc. (x)*	6,274	38,334
Pieris Pharmaceuticals, Inc.*	24,938	90,276
PolarityTE, Inc. (x)*	9,683	25,176
Portola Pharmaceuticals, Inc.*	38,135	910,664
Precision BioSciences, Inc. (x)*	18,171	252,395
Prevail Therapeutics, Inc.*	2,800	44,324
Principia Biopharma, Inc.*	9,496	520,191
Progenics Pharmaceuticals, Inc.*	42,795	217,827
Protagonist Therapeutics, Inc.*	10,846	76,464
Prothena Corp. plc*	20,171	319,307
PTC Therapeutics, Inc.*	29,869	1,434,608
Puma Biotechnology, Inc.*	24,116	211,015
Ra Pharmaceuticals, Inc.*	17,273	810,622
Radius Health, Inc.*	22,968	463,035
REGENXBIO, Inc.*	16,648	682,069
Replimune Group, Inc.*	8,474	121,602
Retrophin, Inc.*	19,917	282,821
Rhythm Pharmaceuticals, Inc.*	12,644	290,306
Rigel Pharmaceuticals, Inc.*	111,667	238,967
Rocket Pharmaceuticals, Inc.*	15,608	355,238
Rubius Therapeutics, Inc. (x)*	18,370	174,515
Sangamo Therapeutics, Inc.*	59,762	500,208
Savara, Inc. (x)*	15,261	68,369
Scholar Rock Holding Corp.*	10,522	138,680
Seres Therapeutics, Inc. (x)*	21,430	73,933
Solid Biosciences, Inc. (x)*	16,211	72,139
Sorrento Therapeutics, Inc. (x)*	75,987	256,836
Spectrum Pharmaceuticals, Inc.*	53,043	193,077
Spero Therapeutics, Inc.*	3,230	31,056
SpringWorks Therapeutics, Inc.*	3,857	148,456
Stemline Therapeutics, Inc.*	25,129	267,121
Stoke Therapeutics, Inc.*	3,455	97,846
Sutro Biopharma, Inc.*	5,986	65,846
Syndax Pharmaceuticals, Inc.*	9,194	80,723
Synlogic, Inc.*	4,633	11,953
Synthorx, Inc.*	6,032	421,576
Syros Pharmaceuticals, Inc.*	19,332	133,584
TCR2 Therapeutics, Inc.*	7,373	105,286
TG Therapeutics, Inc.*	47,451	526,706
Tocagen, Inc. (x)*	8,218	4,382
Translate Bio, Inc.*	17,954	146,146
Turning Point Therapeutics, Inc.*	14,385	896,042
Twist Bioscience Corp.*	10,733	225,393
Tyme Technologies, Inc. (x)*	47,523	66,532
Ultragenyx Pharmaceutical, Inc.*	28,214	1,205,020
UNITY Biotechnology, Inc. (x)*	18,796	135,519
UroGen Pharma Ltd. (x)*	9,531	318,049
Vanda Pharmaceuticals, Inc.*	25,987	426,447
VBI Vaccines, Inc. (x)*	29,197	40,292
Veracyte, Inc.*	24,392	681,025
Vericel Corp.*	23,730	412,902
Viela Bio, Inc.*	2,016	54,734
Viking Therapeutics, Inc. (x)*	31,128	249,647
Voyager Therapeutics, Inc.*	14,141	197,267
X4 Pharmaceuticals, Inc.*	4,532	48,492
XBiotech, Inc. (x)*	10,913	203,691
Xencor, Inc. (x)*	24,100	828,799
Y-mAbs Therapeutics, Inc.*	10,837	338,656
ZIOPHARM Oncology, Inc. (x)*	81,675	385,506

		88,408,646

Health Care Equipment & Supplies (3.5%)
Accuray, Inc.*	53,514	150,909
Alphatec Holdings, Inc.*	22,178	157,353
AngioDynamics, Inc.*	18,344	293,687
Antares Pharma, Inc.*	82,605	388,244
Apyx Medical Corp.*	13,022	110,166
AtriCure, Inc.*	18,639	605,954
Atrion Corp.	730	548,595
Avanos Medical, Inc.*	23,899	805,396
Axogen, Inc.*	17,262	308,817
Axonics Modulation Technologies, Inc. (x)*	9,495	263,106
BioLife Solutions, Inc.*	6,122	99,054
BioSig Technologies, Inc. (x)*	5,452	32,276
Cardiovascular Systems, Inc.*	17,774	863,639
Cerus Corp.*	66,175	279,259
Conformis, Inc.*	37,827	56,741
CONMED Corp.	13,859	1,549,852
CryoLife, Inc.*	18,016	488,053
CryoPort, Inc. (x)*	16,635	273,812
Cutera, Inc.*	7,957	284,940
CytoSorbents Corp. (x)*	18,491	71,190
ElectroCore, Inc. (x)*	4,607	7,325
GenMark Diagnostics, Inc.*	28,720	138,143
Glaukos Corp.*	20,303	1,105,904
Globus Medical, Inc., Class A*	39,129	2,303,916
Haemonetics Corp.*	26,740	3,072,426
Heska Corp.*	3,445	330,513

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Inogen, Inc.*	9,058	$618,933
Integer Holdings Corp.*	16,688	1,342,216
IntriCon Corp. (x)*	4,735	85,230
Invacare Corp.	18,581	167,601
iRadimed Corp.*	3,734	87,301
iRhythm Technologies, Inc.*	12,658	861,883
Lantheus Holdings, Inc.*	19,275	395,330
LeMaitre Vascular, Inc.	9,054	325,491
LivaNova plc*	25,263	1,905,588
Meridian Bioscience, Inc.	21,775	212,742
Merit Medical Systems, Inc.*	26,893	839,599
Mesa Laboratories, Inc.	1,966	490,320
Misonix, Inc.*	2,559	47,623
Natus Medical, Inc.*	17,622	581,350
Neogen Corp.*	26,327	1,718,100
Neuronetics, Inc.*	7,444	33,424
Nevro Corp.*	15,564	1,829,393
Novocure Ltd.*	45,137	3,803,695
NuVasive, Inc.*	26,414	2,042,859
OraSure Technologies, Inc.*	30,410	244,192
Orthofix Medical, Inc.*	9,408	434,461
OrthoPediatrics Corp.*	5,377	252,665
Pulse Biosciences, Inc. (x)*	7,871	105,550
Quidel Corp.*	18,009	1,351,215
Rockwell Medical, Inc. (x)*	26,611	64,931
RTI Surgical Holdings, Inc.*	27,766	76,079
SeaSpine Holdings Corp.*	9,533	114,491
Senseonics Holdings, Inc. (x)*	71,725	65,700
Shockwave Medical, Inc. (x)*	13,237	581,369
SI-BONE, Inc.*	9,616	206,744
Sientra, Inc. (x)*	32,422	289,853
Silk Road Medical, Inc. (x)*	7,737	312,420
Soliton, Inc. (x)*	2,018	22,158
STAAR Surgical Co.*	22,940	806,800
Surmodics, Inc.*	6,509	269,668
Tactile Systems Technology, Inc.*	9,296	627,573
Tandem Diabetes Care, Inc.*	29,138	1,736,916
TransEnterix, Inc. (x)*	7,841	11,526
TransMedics Group, Inc. (x)*	7,357	139,857
Utah Medical Products, Inc.	1,944	209,758
Vapotherm, Inc.*	8,998	109,416
Varex Imaging Corp.*	18,728	558,282
ViewRay, Inc. (x)*	55,118	232,598
Wright Medical Group NV*	64,224	1,957,548
Zynex, Inc. (x)*	8,319	65,471

		42,825,189

Health Care Providers & Services (2.0%)
Addus HomeCare Corp.*	6,398	622,014
Amedisys, Inc.*	16,309	2,722,298
American Renal Associates Holdings, Inc.*	10,883	112,857
AMN Healthcare Services, Inc.*	23,417	1,459,113
Apollo Medical Holdings, Inc.*	5,495	101,163
Avalon GloboCare Corp. (x)*	7,542	14,556
BioTelemetry, Inc.*	16,576	767,469
Brookdale Senior Living, Inc.*	96,180	699,229
Catasys, Inc. (x)*	5,057	82,480
Community Health Systems, Inc.*	71,396	207,048
CorVel Corp.*	4,171	364,379
Cross Country Healthcare, Inc.*	21,745	252,677
Diplomat Pharmacy, Inc.*	37,907	151,628
Ensign Group, Inc. (The)	26,355	1,195,726
Enzo Biochem, Inc.*	18,355	48,274
Genesis Healthcare, Inc.*	48,255	79,138
Hanger, Inc.*	18,693	516,114
HealthEquity, Inc.*	35,921	2,660,668
Joint Corp. (The)*	5,125	82,717
LHC Group, Inc.*	15,581	2,146,439
Magellan Health, Inc.*	10,590	828,667
National HealthCare Corp.	5,857	506,220
National Research Corp.	6,858	452,216
Option Care Health, Inc.*	71,023	264,916
Owens & Minor, Inc.	33,134	171,303
Patterson Cos., Inc.	42,529	870,994
Pennant Group, Inc. (The)*	13,444	444,593
PetIQ, Inc. (x)*	10,500	263,025
Progyny, Inc.*	4,286	117,651
Providence Service Corp. (The)*	6,310	373,426
R1 RCM, Inc.*	51,008	662,084
RadNet, Inc.*	20,418	414,485
Select Medical Holdings Corp.*	55,815	1,302,722
Surgery Partners, Inc.*	17,063	267,121
Tenet Healthcare Corp.*	52,355	1,991,061
Tivity Health, Inc.*	23,455	477,192
Triple-S Management Corp., Class B*	12,663	234,139
US Physical Therapy, Inc.	6,549	748,878

		24,676,680

Health Care Technology (0.9%)
Allscripts Healthcare Solutions, Inc.*	82,960	814,252
Castlight Health, Inc., Class B*	51,230	68,136
Computer Programs & Systems, Inc.	7,326	193,406
Evolent Health, Inc., Class A*	35,159	318,189
Health Catalyst, Inc. (x)*	3,065	106,356
HealthStream, Inc.*	13,141	357,435
HMS Holdings Corp.*	45,199	1,337,890
Inovalon Holdings, Inc., Class A (x)*	37,327	702,494
Inspire Medical Systems, Inc.*	7,172	532,234
Livongo Health, Inc. (x)*	5,474	137,179
NextGen Healthcare, Inc.*	30,263	486,326
Omnicell, Inc.*	21,249	1,736,468
OptimizeRx Corp. (x)*	4,795	49,245
Phreesia, Inc.*	3,864	102,937
Simulations Plus, Inc.	7,408	215,351
Tabula Rasa HealthCare, Inc. (x)*	10,306	501,696
Teladoc Health, Inc. (x)*	37,515	3,140,756
Vocera Communications, Inc.*	14,954	310,445

		11,110,795

Life Sciences Tools & Services (0.8%)
Accelerate Diagnostics, Inc. (x)*	13,433	227,018
ChromaDex Corp. (x)*	16,364	70,529
Codexis, Inc.*	25,843	413,229
Fluidigm Corp.*	35,904	124,946
Luminex Corp.	21,475	497,361
Medpace Holdings, Inc.*	14,012	1,177,849
NanoString Technologies, Inc.*	17,180	477,948

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
NeoGenomics, Inc.*	48,469	$1,417,718
Pacific Biosciences of California, Inc.*	70,762	363,717
Personalis, Inc.*	3,362	36,646
Quanterix Corp.*	6,963	164,536
Repligen Corp.*	26,537	2,454,672
Syneos Health, Inc.*	32,037	1,905,400

		9,331,569

Pharmaceuticals (1.7%)
AcelRx Pharmaceuticals, Inc. (x)*	27,266	57,531
Aclaris Therapeutics, Inc. (x)*	17,714	33,479
Aerie Pharmaceuticals, Inc. (x)*	20,314	490,989
Akorn, Inc.*	59,243	88,865
Amneal Pharmaceuticals, Inc.*	71,039	342,408
Amphastar Pharmaceuticals, Inc.*	17,273	333,196
ANI Pharmaceuticals, Inc.*	4,781	294,844
Arvinas, Inc.*	9,668	397,258
Assertio Therapeutics, Inc.*	33,540	41,925
Axsome Therapeutics, Inc. (x)*	12,911	1,334,481
BioDelivery Sciences International, Inc.*	47,241	298,563
Cara Therapeutics, Inc. (x)*	21,106	340,018
cbdMD, Inc. (x)*	3,284	7,422
Cerecor, Inc. (x)*	7,466	40,242
Chiasma, Inc. (x)*	13,082	64,887
Collegium Pharmaceutical, Inc.*	18,115	372,807
Corcept Therapeutics, Inc.*	47,016	568,894
CorMedix, Inc. (x)*	8,201	59,703
Cymabay Therapeutics, Inc.*	39,790	77,988
Dermira, Inc. (x)*	25,750	390,370
Eloxx Pharmaceuticals, Inc. (x)*	15,133	111,379
Endo International plc*	110,492	518,207
Evofem Biosciences, Inc. (x)*	5,923	36,545
Evolus, Inc. (x)*	11,569	140,795
EyePoint Pharmaceuticals, Inc. (x)*	21,540	33,387
Innoviva, Inc.*	33,128	469,092
Intersect ENT, Inc.*	14,577	362,967
Intra-Cellular Therapies, Inc. (x)*	24,023	824,229
Kala Pharmaceuticals, Inc. (x)*	9,098	33,572
Kaleido Biosciences, Inc. (x)*	1,755	8,810
Lannett Co., Inc. (x)*	26,007	229,382
Liquidia Technologies, Inc.*	5,971	25,526
Mallinckrodt plc (x)*	60,892	212,513
Marinus Pharmaceuticals, Inc.*	17,764	38,370
Menlo Therapeutics, Inc.*	6,427	29,821
MyoKardia, Inc.*	22,635	1,649,752
NGM Biopharmaceuticals, Inc. (x)*	12,719	235,174
Ocular Therapeutix, Inc. (x)*	15,794	62,386
Odonate Therapeutics, Inc.*	8,178	265,376
Omeros Corp. (x)*	22,665	319,350
Optinose, Inc. (x)*	14,872	137,120
Osmotica Pharmaceuticals plc (x)*	7,557	52,823
Pacira BioSciences, Inc.*	21,102	955,921
Paratek Pharmaceuticals, Inc. (x)*	16,329	65,806
Phathom Pharmaceuticals, Inc.*	3,977	123,844
Phibro Animal Health Corp., Class A	10,044	249,393
Prestige Consumer Healthcare, Inc.*	25,655	1,039,028
Reata Pharmaceuticals, Inc., Class A*	11,616	2,374,659
Recro Pharma, Inc.*	7,504	137,548
resTORbio, Inc. (x)*	10,204	15,204
Revance Therapeutics, Inc.*	23,040	373,939
SIGA Technologies, Inc. (x)*	31,496	150,236
Strongbridge Biopharma plc*	12,593	26,319
Supernus Pharmaceuticals, Inc.*	24,691	585,671
TherapeuticsMD, Inc. (x)*	117,894	285,303
Theravance Biopharma, Inc.*	21,739	562,823
Tricida, Inc. (x)*	10,854	409,630
Verrica Pharmaceuticals, Inc.*	8,484	134,811
WaVe Life Sciences Ltd. (x)*	12,803	102,616
Xeris Pharmaceuticals, Inc. (x)*	15,771	111,186
Zogenix, Inc.*	21,479	1,119,700
Zynerba Pharmaceuticals, Inc. (x)*	14,630	88,365

		20,344,448

Total Health Care		196,697,327

Industrials (14.2%)
Aerospace & Defense (1.1%)
AAR Corp.	16,640	750,464
Aerojet Rocketdyne Holdings, Inc.*	38,129	1,740,970
AeroVironment, Inc.*	10,476	646,788
Astronics Corp.*	11,057	309,043
Axon Enterprise, Inc.*	29,981	2,197,008
Cubic Corp.	15,796	1,004,152
Ducommun, Inc.*	5,603	283,120
Kratos Defense & Security Solutions, Inc.*	45,039	811,152
Maxar Technologies, Inc.	28,809	451,437
Mercury Systems, Inc.*	27,872	1,926,234
Moog, Inc., Class A	17,127	1,461,447
National Presto Industries, Inc.	2,815	248,818
Park Aerospace Corp.	8,544	139,011
Parsons Corp.*	9,822	405,452
Triumph Group, Inc.	24,950	630,486
Vectrus, Inc.*	5,779	296,232
Wesco Aircraft Holdings, Inc.*	23,899	263,367

		13,565,181

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	28,731	674,029
Atlas Air Worldwide Holdings, Inc.*	12,095	333,459
Echo Global Logistics, Inc.*	13,592	281,354
Forward Air Corp.	14,172	991,331
Hub Group, Inc., Class A*	16,961	869,930
Radiant Logistics, Inc.*	25,185	140,281

		3,290,384

Airlines (0.4%)
Allegiant Travel Co.	6,665	1,159,976
Hawaiian Holdings, Inc.	24,093	705,684
Mesa Air Group, Inc.*	11,740	104,956

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
SkyWest, Inc.	25,627	$1,656,273
Spirit Airlines, Inc.*	36,378	1,466,397

		5,093,286

Building Products (1.4%)
AAON, Inc.	20,805	1,027,975
Advanced Drainage Systems, Inc.	22,436	871,414
American Woodmark Corp.*	8,735	912,895
Apogee Enterprises, Inc.	13,844	449,930
Armstrong Flooring, Inc.*	12,733	54,370
Builders FirstSource, Inc.*	58,270	1,480,641
Caesarstone Ltd.	11,204	168,844
Continental Building Products, Inc.*	17,074	622,006
Cornerstone Building Brands, Inc.*	24,311	206,886
CSW Industrials, Inc.	7,600	585,200
Gibraltar Industries, Inc.*	16,341	824,240
Griffon Corp.	17,299	351,689
Insteel Industries, Inc.	9,568	205,616
JELD-WEN Holding, Inc.*	33,241	778,172
Masonite International Corp.*	13,413	968,553
Patrick Industries, Inc.	10,894	571,172
PGT Innovations, Inc.*	33,256	495,847
Quanex Building Products Corp.	15,909	271,726
Simpson Manufacturing Co., Inc.	22,818	1,830,688
Trex Co., Inc.*	30,241	2,718,061
Universal Forest Products, Inc.	30,613	1,460,240

		16,856,165

Commercial Services & Supplies (2.4%)
ABM Industries, Inc.	35,511	1,339,120
ACCO Brands Corp.	54,463	509,774
Advanced Disposal Services, Inc.*	37,384	1,228,812
Brady Corp., Class A	24,660	1,412,032
BrightView Holdings, Inc.*	15,506	261,586
Brink’s Co. (The)	26,669	2,418,345
Casella Waste Systems, Inc., Class A*	23,127	1,064,536
CECO Environmental Corp.*	17,186	131,645
Charah Solutions, Inc. (x)*	6,586	16,070
Cimpress plc (x)*	10,364	1,303,480
CompX International, Inc.	300	4,377
Covanta Holding Corp.	61,557	913,506
Deluxe Corp.	22,268	1,111,619
Ennis, Inc.	13,972	302,494
Healthcare Services Group, Inc.	37,489	911,732
Heritage-Crystal Clean, Inc.*	7,893	247,603
Herman Miller, Inc.	31,795	1,324,262
HNI Corp.	21,619	809,848
Interface, Inc.	31,380	520,594
Kimball International, Inc., Class B	18,691	386,343
Knoll, Inc.	26,819	677,448
Matthews International Corp., Class A	15,872	605,834
McGrath RentCorp	12,443	952,387
Mobile Mini, Inc.	22,815	864,917
MSA Safety, Inc.	18,371	2,321,360
NL Industries, Inc.*	4,463	17,450
PICO Holdings, Inc.*	11,099	123,421
Pitney Bowes, Inc.	83,282	335,626
Quad/Graphics, Inc.	12,587	58,781
RR Donnelley & Sons Co.	46,025	181,799
SP Plus Corp.*	11,138	472,585
Steelcase, Inc., Class A	43,388	887,718
Team, Inc.*	15,021	239,885
Tetra Tech, Inc.	28,756	2,477,617
UniFirst Corp.	7,977	1,611,194
US Ecology, Inc.	12,613	730,419
Viad Corp.	10,123	683,303
VSE Corp.	5,096	193,852

		29,653,374

Construction & Engineering (1.0%)
Aegion Corp.*	16,483	368,725
Ameresco, Inc., Class A*	11,714	204,995
Arcosa, Inc.	24,811	1,105,330
Argan, Inc.	5,646	226,630
Comfort Systems USA, Inc.	18,840	939,174
Concrete Pumping Holdings, Inc.*	9,866	53,967
Construction Partners, Inc., Class A*	8,282	139,717
Dycom Industries, Inc.*	15,357	724,083
EMCOR Group, Inc.	28,886	2,492,862
Granite Construction, Inc.	24,004	664,191
Great Lakes Dredge & Dock Corp.*	31,890	361,314
IES Holdings, Inc.*	5,818	149,290
MasTec, Inc.*	31,161	1,999,290
MYR Group, Inc.*	7,209	234,941
Northwest Pipe Co.*	5,693	189,634
NV5 Global, Inc.*	5,179	261,281
Primoris Services Corp.	23,393	520,260
Sterling Construction Co., Inc.*	15,454	217,592
Tutor Perini Corp.*	15,087	194,019
WillScot Corp.*	29,407	543,735

		11,591,030

Electrical Equipment (0.9%)
Allied Motion Technologies, Inc.	4,573	221,791
American Superconductor Corp. (x)*	14,408	113,103
Atkore International Group, Inc.*	23,934	968,370
AZZ, Inc.	14,212	653,041
Bloom Energy Corp., Class A (x)*	21,322	159,275
Encore Wire Corp.	10,554	605,800
Energous Corp. (x)*	23,079	40,850
EnerSys	22,164	1,658,532
Generac Holdings, Inc.*	31,633	3,181,963
Plug Power, Inc. (x)*	118,734	375,199
Powell Industries, Inc.	4,982	244,068
Preformed Line Products Co.	2,065	124,623
Sunrun, Inc. (x)*	59,404	820,369
Thermon Group Holdings, Inc.*	16,927	453,644
TPI Composites, Inc.*	11,213	207,553
Vicor Corp.*	8,706	406,744
Vivint Solar, Inc. (x)*	21,978	159,560

		10,394,485

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Industrial Conglomerates (0.0%)
Raven Industries, Inc.	18,793	$647,607

Machinery (3.5%)
Actuant Corp., Class A	28,364	738,315
Alamo Group, Inc.	5,001	627,876
Albany International Corp., Class A	15,495	1,176,380
Altra Industrial Motion Corp.	32,758	1,186,167
Astec Industries, Inc.	11,137	467,754
Barnes Group, Inc.	24,083	1,492,183
Blue Bird Corp.*	8,655	198,373
Briggs & Stratton Corp.	25,078	167,019
Chart Industries, Inc.*	18,226	1,230,073
CIRCOR International, Inc.*	9,650	446,216
Columbus McKinnon Corp.	11,170	447,135
Commercial Vehicle Group, Inc.*	21,465	136,303
Douglas Dynamics, Inc.	11,188	615,340
Eastern Co. (The)	2,714	82,858
Energy Recovery, Inc. (x)*	20,850	204,122
EnPro Industries, Inc.	10,642	711,737
ESCO Technologies, Inc.	13,002	1,202,685
Evoqua Water Technologies Corp.*	36,771	696,810
Federal Signal Corp.	30,706	990,269
Franklin Electric Co., Inc.	23,464	1,344,956
Gencor Industries, Inc.*	4,261	49,726
Gorman-Rupp Co. (The)	8,818	330,675
Graham Corp.	5,908	129,267
Greenbrier Cos., Inc. (The)	16,180	524,717
Harsco Corp.*	39,354	905,536
Helios Technologies, Inc.	14,353	663,539
Hillenbrand, Inc.	36,721	1,223,177
Hurco Cos., Inc.	3,920	150,371
Hyster-Yale Materials Handling, Inc.	5,066	298,691
John Bean Technologies Corp.	16,682	1,879,394
Kadant, Inc.	5,677	598,015
Kennametal, Inc.	42,284	1,559,857
LB Foster Co., Class A*	5,682	110,117
Lindsay Corp.	5,552	532,936
Luxfer Holdings plc	14,111	261,195
Lydall, Inc.*	6,734	138,182
Manitowoc Co., Inc. (The)*	17,580	307,650
Meritor, Inc.*	38,990	1,021,148
Miller Industries, Inc.	5,869	217,916
Mueller Industries, Inc.	28,587	907,637
Mueller Water Products, Inc., Class A	79,429	951,559
Navistar International Corp.*	25,144	727,667
NN, Inc.	26,444	244,607
Omega Flex, Inc.	1,909	204,817
Park-Ohio Holdings Corp.	5,095	171,447
Proto Labs, Inc.*	14,178	1,439,776
RBC Bearings, Inc.*	12,433	1,968,641
REV Group, Inc.	15,395	188,281
Rexnord Corp.*	54,069	1,763,731
Spartan Motors, Inc.	15,970	288,738
SPX Corp.*	23,962	1,219,187
SPX FLOW, Inc.*	21,293	1,040,589
Standex International Corp.	6,176	490,066
Tennant Co.	8,903	693,722
Terex Corp.	32,246	960,286
Titan International, Inc.	36,241	131,192
TriMas Corp.*	23,986	753,400
Twin Disc, Inc.*	6,516	71,806
Wabash National Corp.	29,497	433,311
Watts Water Technologies, Inc., Class A	14,292	1,425,770
Welbilt, Inc.*	66,145	1,032,523

		42,173,433

Marine (0.1%)
Costamare, Inc.	23,083	219,981
Eagle Bulk Shipping, Inc.*	34,448	158,461
Genco Shipping & Trading Ltd.	11,879	126,155
Matson, Inc.	21,526	878,261
Safe Bulkers, Inc.*	44,471	75,601
Scorpio Bulkers, Inc.	29,334	186,857

		1,645,316

Professional Services (1.3%)
Acacia Research Corp.*	21,057	56,012
ASGN, Inc.*	26,647	1,891,138
Barrett Business Services, Inc.	3,483	315,072
BG Staffing, Inc.	6,455	141,300
CBIZ, Inc.*	25,681	692,360
CRA International, Inc.	4,088	222,673
Exponent, Inc.	26,467	1,826,488
Forrester Research, Inc.*	5,977	249,241
Franklin Covey Co.*	4,304	138,718
FTI Consulting, Inc.*	19,478	2,155,435
GP Strategies Corp.*	7,846	103,802
Heidrick & Struggles International, Inc.	9,163	297,797
Huron Consulting Group, Inc.*	11,582	795,915
ICF International, Inc.	9,193	842,263
InnerWorkings, Inc.*	30,959	170,584
Insperity, Inc.	19,808	1,704,280
Kelly Services, Inc., Class A	16,253	366,993
Kforce, Inc.	10,283	408,235
Korn Ferry	30,266	1,283,278
Mistras Group, Inc.*	9,329	133,125
Resources Connection, Inc.	13,212	215,752
TriNet Group, Inc.*	23,633	1,337,864
TrueBlue, Inc.*	21,203	510,144
Upwork, Inc.*	28,570	304,842
Willdan Group, Inc.*	5,670	180,193

		16,343,504

Road & Rail (0.5%)
ArcBest Corp.	12,699	350,492
Avis Budget Group, Inc.*	30,784	992,476
Covenant Transportation Group, Inc., Class A*	7,029	90,850
Daseke, Inc.*	31,111	98,311
Heartland Express, Inc.	26,149	550,437
Hertz Global Holdings, Inc.*	51,644	813,393
Marten Transport Ltd.	19,513	419,334
PAM Transportation Services, Inc.*	1,635	94,356
Roadrunner Transportation Systems, Inc. (x)*	3,242	29,859
Saia, Inc.*	13,345	1,242,686

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Universal Logistics Holdings, Inc.	6,118	$115,997
US Xpress Enterprises, Inc., Class A*	21,022	105,741
Werner Enterprises, Inc.	24,329	885,332
YRC Worldwide, Inc. (x)*	21,230	54,137

		5,843,401

Trading Companies & Distributors (1.3%)
Aircastle Ltd.	27,347	875,377
Applied Industrial Technologies, Inc.	19,367	1,291,585
Beacon Roofing Supply, Inc.*	34,604	1,106,636
BlueLinx Holdings, Inc. (x)*	3,632	51,756
BMC Stock Holdings, Inc.*	33,942	973,796
CAI International, Inc.*	8,876	257,226
DXP Enterprises, Inc.*	8,216	327,079
EVI Industries, Inc. (x)*	2,988	80,795
Foundation Building Materials, Inc.*	10,425	201,724
GATX Corp.	17,958	1,487,820
General Finance Corp.*	7,782	86,147
GMS, Inc.*	19,613	531,120
H&E Equipment Services, Inc.	15,914	532,005
Herc Holdings, Inc.*	12,230	598,536
Kaman Corp.	14,156	933,163
Lawson Products, Inc.*	2,852	148,589
MRC Global, Inc.*	40,320	549,965
NOW, Inc.*	55,219	620,662
Rush Enterprises, Inc., Class A	13,931	647,792
Rush Enterprises, Inc., Class B	2,963	135,409
SiteOne Landscape Supply, Inc.*	21,319	1,932,567
Systemax, Inc.	7,740	194,738
Textainer Group Holdings Ltd.*	27,384	293,283
Titan Machinery, Inc.*	9,302	137,484
Transcat, Inc.*	4,272	136,106
Triton International Ltd.	28,213	1,134,163
Veritiv Corp.*	6,722	132,222
Willis Lease Finance Corp.*	1,848	108,866

		15,506,611

Total Industrials		172,603,777

Information Technology (12.2%)
Communications Equipment (1.0%)
Acacia Communications, Inc.*	19,228	1,303,851
ADTRAN, Inc.	27,483	271,807
Applied Optoelectronics, Inc. (x)*	13,354	158,646
CalAmp Corp.*	16,687	159,861
Calix, Inc.*	26,748	213,984
Cambium Networks Corp. (x)*	1,637	14,307
Casa Systems, Inc.*	11,016	45,055
Clearfield, Inc.*	5,549	77,353
Comtech Telecommunications Corp.	12,382	439,437
DASAN Zhone Solutions, Inc.*	5,679	50,316
Digi International, Inc.*	15,269	270,567
Extreme Networks, Inc.*	58,014	427,563
Harmonic, Inc.*	47,617	371,413
Infinera Corp.*	100,994	801,892
Inseego Corp. (x)*	15,506	113,659
InterDigital, Inc.	16,316	889,059
KVH Industries, Inc.*	8,112	90,287
Lumentum Holdings, Inc.*	40,142	3,183,261
NETGEAR, Inc.*	15,621	382,871
NetScout Systems, Inc.*	37,402	900,266
Plantronics, Inc.	16,632	454,719
Ribbon Communications, Inc.*	22,715	70,416
TESSCO Technologies, Inc.	2,452	27,511
Viavi Solutions, Inc.*	119,853	1,797,795

		12,515,896

Electronic Equipment, Instruments & Components (2.4%)
Airgain, Inc.*	3,720	39,767
Akoustis Technologies, Inc. (x)*	20,539	164,312
Anixter International, Inc.*	15,551	1,432,247
Arlo Technologies, Inc.*	48,491	204,147
AVX Corp.	24,013	491,546
Badger Meter, Inc.	15,235	989,209
Bel Fuse, Inc., Class B	5,385	110,393
Belden, Inc.	19,684	1,082,620
Benchmark Electronics, Inc.	21,142	726,439
Coda Octopus Group, Inc. (x)*	5,512	46,135
CTS Corp.	16,690	500,867
Daktronics, Inc.	22,011	134,047
ePlus, Inc.*	6,538	551,088
Fabrinet*	18,988	1,231,182
FARO Technologies, Inc.*	8,687	437,390
Fitbit, Inc., Class A (x)*	118,152	776,259
II-VI, Inc.*	46,951	1,580,840
Insight Enterprises, Inc.*	17,827	1,253,060
Iteris, Inc.*	24,030	119,910
Itron, Inc.*	17,488	1,468,118
KEMET Corp.	29,061	786,100
Kimball Electronics, Inc.*	12,483	219,077
Knowles Corp.*	42,294	894,518
Methode Electronics, Inc.	18,345	721,876
MTS Systems Corp.	9,246	444,085
Napco Security Technologies, Inc.*	7,156	210,315
nLight, Inc.*	19,214	389,660
Novanta, Inc.*	17,059	1,508,698
OSI Systems, Inc.*	9,195	926,304
PAR Technology Corp. (x)*	7,138	219,422
PC Connection, Inc.	5,928	294,384
Plexus Corp.*	14,746	1,134,557
Rogers Corp.*	9,445	1,178,075
Sanmina Corp.*	34,996	1,198,263
ScanSource, Inc.*	12,516	462,466
Tech Data Corp.*	18,839	2,705,280
TTM Technologies, Inc.*	48,441	729,037
Vishay Intertechnology, Inc.	68,786	1,464,454
Vishay Precision Group, Inc.*	5,515	187,510
Wrap Technologies, Inc. (x)*	2,647	16,914

		29,030,571

IT Services (2.0%)
Brightcove, Inc.*	19,071	165,727
Cardtronics plc, Class A*	19,544	872,640
Cass Information Systems, Inc.	8,188	472,775
Conduent, Inc.*	88,125	546,375
CSG Systems International, Inc.	17,642	913,503
Endurance International Group Holdings, Inc.*	39,167	184,085

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
EVERTEC, Inc.	32,538	$1,107,594
Evo Payments, Inc., Class A*	17,944	473,901
Exela Technologies, Inc. (x)*	21,815	8,894
ExlService Holdings, Inc.*	17,459	1,212,702
GTT Communications, Inc. (x)*	17,268	195,992
Hackett Group, Inc. (The)	12,569	202,864
I3 Verticals, Inc., Class A*	8,629	243,769
Information Services Group, Inc.*	11,428	28,913
International Money Express, Inc.*	8,307	100,016
KBR, Inc.	72,395	2,208,048
Limelight Networks, Inc.*	63,605	259,508
LiveRamp Holdings, Inc.*	35,106	1,687,545
ManTech International Corp., Class A	13,757	1,098,909
MAXIMUS, Inc.	33,190	2,469,004
NIC, Inc.	34,732	776,260
Paysign, Inc. (x)*	17,998	182,680
Perficient, Inc.*	16,519	761,030
Perspecta, Inc.	73,159	1,934,324
PRGX Global, Inc.*	9,524	46,858
Priority Technology Holdings, Inc.*	2,481	6,078
Science Applications International Corp.	30,429	2,647,932
StarTek, Inc.*	8,556	68,277
Sykes Enterprises, Inc.*	21,180	783,448
TTEC Holdings, Inc.	6,998	277,261
Tucows, Inc., Class A (x)*	4,767	294,505
Unisys Corp.*	25,379	300,995
Verra Mobility Corp.*	61,559	861,210
Virtusa Corp.*	14,926	676,596

		24,070,218

Semiconductors & Semiconductor Equipment (2.6%)
Adesto Technologies Corp. (x)*	16,541	140,599
Advanced Energy Industries, Inc.*	19,789	1,408,977
Alpha & Omega Semiconductor Ltd.*	12,653	172,334
Ambarella, Inc.*	16,183	980,042
Amkor Technology, Inc.*	49,936	649,168
Axcelis Technologies, Inc.*	16,218	390,773
AXT, Inc.*	27,350	118,973
Brooks Automation, Inc.	36,853	1,546,352
Cabot Microelectronics Corp.	15,069	2,174,758
CEVA, Inc.*	10,949	295,185
Cirrus Logic, Inc.*	29,796	2,455,488
Cohu, Inc.	19,862	453,847
Diodes, Inc.*	21,954	1,237,547
DSP Group, Inc.*	11,683	183,890
Enphase Energy, Inc. (x)*	47,876	1,251,000
FormFactor, Inc.*	39,296	1,020,517
GSI Technology, Inc.*	6,416	45,489
Ichor Holdings Ltd.*	11,837	393,817
Impinj, Inc.*	8,797	227,490
Inphi Corp.*	23,632	1,749,241
Lattice Semiconductor Corp.*	64,972	1,243,564
MACOM Technology Solutions Holdings, Inc.*	25,964	690,642
MaxLinear, Inc.*	34,180	725,300
NeoPhotonics Corp.*	23,220	204,800
NVE Corp.	2,844	203,062
Onto Innovation, Inc.*	25,018	914,158
PDF Solutions, Inc.*	15,356	259,363
Photronics, Inc.*	32,408	510,750
Power Integrations, Inc.	14,574	1,441,514
Rambus, Inc.*	56,358	776,331
Semtech Corp.*	34,363	1,817,803
Silicon Laboratories, Inc.*	22,105	2,563,738
SMART Global Holdings, Inc.*	7,678	291,303
SunPower Corp. (x)*	34,257	267,205
Synaptics, Inc.*	17,873	1,175,507
Ultra Clean Holdings, Inc.*	21,521	505,098
Veeco Instruments, Inc.*	23,693	347,932
Xperi Corp.	24,748	457,838

		31,291,395

Software (4.0%)
8x8, Inc.*	48,181	881,712
A10 Networks, Inc.*	26,204	180,022
ACI Worldwide, Inc.*	59,753	2,263,742
Agilysys, Inc.*	10,602	269,397
Alarm.com Holdings, Inc.*	18,692	803,195
Altair Engineering, Inc., Class A*	20,069	720,678
American Software, Inc., Class A	15,545	231,310
Appfolio, Inc., Class A*	8,013	881,029
Appian Corp. (x)*	16,145	616,900
Avaya Holdings Corp.*	57,531	776,669
Benefitfocus, Inc.*	15,069	330,614
Blackbaud, Inc.	25,497	2,029,561
Blackline, Inc.*	21,993	1,133,959
Bottomline Technologies DE, Inc.*	22,548	1,208,573
Box, Inc., Class A*	72,913	1,223,480
ChannelAdvisor Corp.*	15,005	135,645
Cision Ltd.*	46,571	464,313
Cloudera, Inc. (x)*	123,724	1,438,910
CommVault Systems, Inc.*	20,485	914,450
Cornerstone OnDemand, Inc.*	29,177	1,708,313
Digimarc Corp. (x)*	5,936	199,212
Digital Turbine, Inc.*	29,751	212,125
Domo, Inc., Class B*	8,797	191,071
Ebix, Inc.	11,906	397,779
eGain Corp.*	15,347	121,548
Envestnet, Inc.*	24,558	1,709,974
Everbridge, Inc.*	16,799	1,311,666
Five9, Inc.*	30,430	1,995,599
ForeScout Technologies, Inc.*	21,130	693,064
GTY Technology Holdings, Inc. (x)*	19,934	117,411
Ideanomics, Inc. (x)*	24,899	21,306
Instructure, Inc.*	17,688	852,739
Intelligent Systems Corp. (x)*	3,783	151,093
j2 Global, Inc.	24,087	2,257,193
LivePerson, Inc.*	31,621	1,169,977
Majesco*	4,276	35,277

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
MicroStrategy, Inc., Class A*	4,260	$607,604
Mitek Systems, Inc.*	14,820	113,373
MobileIron, Inc.*	47,553	231,108
Model N, Inc.*	17,327	607,658
OneSpan, Inc.*	17,480	299,258
Phunware, Inc.*	39,236	46,691
Ping Identity Holding Corp. (x)*	5,089	123,663
Progress Software Corp.	23,215	964,583
PROS Holdings, Inc.*	16,772	1,004,978
Q2 Holdings, Inc.*	22,653	1,836,705
QAD, Inc., Class A	5,497	279,962
Qualys, Inc.*	17,154	1,430,129
Rapid7, Inc.*	25,030	1,402,181
Rimini Street, Inc.*	9,863	38,268
SailPoint Technologies Holding, Inc.*	43,622	1,029,479
SecureWorks Corp., Class A (x)*	7,074	117,853
SharpSpring, Inc. (x)*	6,981	80,072
ShotSpotter, Inc. (x)*	5,462	139,281
SPS Commerce, Inc.*	17,942	994,346
SVMK, Inc.*	43,576	778,703
Synchronoss Technologies, Inc. (x)*	14,545	69,089
Telaria, Inc.*	23,288	205,167
Telenav, Inc.*	20,145	97,905
Tenable Holdings, Inc.*	18,290	438,228
TiVo Corp.	61,345	520,206
Upland Software, Inc.*	11,654	416,164
Varonis Systems, Inc.*	15,070	1,171,090
Verint Systems, Inc.*	33,715	1,866,462
VirnetX Holding Corp. (x)*	35,142	133,540
Workiva, Inc.*	18,494	777,673
Yext, Inc. (x)*	47,950	691,439
Zix Corp.*	29,586	200,593
Zuora, Inc., Class A*	44,262	634,274

		48,997,231

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp. (x)*	57,694	504,823
AstroNova, Inc.	2,979	40,872
Avid Technology, Inc.*	18,411	157,966
Diebold Nixdorf, Inc.*	39,533	417,468
Immersion Corp.*	12,223	90,817
Sonim Technologies, Inc. (x)*	1,254	4,552
Stratasys Ltd. (x)*	26,850	543,041

		1,759,539

Total Information Technology		147,664,850

Materials (3.5%)
Chemicals (1.7%)
Advanced Emissions Solutions, Inc. (x)	7,450	78,225
AdvanSix, Inc.*	14,555	290,518
American Vanguard Corp.	14,439	281,127
Amyris, Inc. (x)*	34,504	106,617
Balchem Corp.	16,744	1,701,693
Chase Corp.	3,607	427,357
Ferro Corp.*	41,261	611,901
Flotek Industries, Inc.*	38,174	76,348
FutureFuel Corp.	13,536	167,711
GCP Applied Technologies, Inc.*	29,937	679,869
Hawkins, Inc.	5,188	237,662
HB Fuller Co.	26,579	1,370,679
Ingevity Corp.*	21,756	1,901,039
Innophos Holdings, Inc.	10,004	319,928
Innospec, Inc.	12,293	1,271,588
Intrepid Potash, Inc.*	52,614	142,584
Koppers Holdings, Inc.*	9,362	357,816
Kraton Corp.*	15,575	394,359
Kronos Worldwide, Inc. (x)	15,544	208,290
Livent Corp.*	74,937	640,711
LSB Industries, Inc.*	13,848	58,162
Marrone Bio Innovations, Inc. (x)*	21,988	22,208
Minerals Technologies, Inc.	18,434	1,062,352
OMNOVA Solutions, Inc.*	23,685	239,455
Orion Engineered Carbons SA	30,912	596,602
PolyOne Corp.	39,578	1,456,075
PQ Group Holdings, Inc.*	17,613	302,591
Quaker Chemical Corp.	6,564	1,079,909
Rayonier Advanced Materials, Inc.	34,392	132,065
Sensient Technologies Corp.	21,436	1,416,705
Stepan Co.	10,615	1,087,401
Trecora Resources*	10,214	73,030
Tredegar Corp.	13,651	305,100
Trinseo SA	20,132	749,112
Tronox Holdings plc, Class A	44,467	507,813
Valhi, Inc.	32,544	60,857

		20,415,459

Construction Materials (0.1%)
Forterra, Inc. (x)*	13,274	153,447
Summit Materials, Inc., Class A*	58,131	1,389,331
United States Lime & Minerals, Inc.	1,402	126,601
US Concrete, Inc.*	8,149	339,487

		2,008,866

Containers & Packaging (0.1%)
Greif, Inc., Class A	12,964	573,009
Greif, Inc., Class B	3,477	180,004
Myers Industries, Inc.	17,455	291,149
UFP Technologies, Inc.*	3,706	183,855

		1,228,017

Metals & Mining (1.2%)
AK Steel Holding Corp.*	160,765	528,917
Allegheny Technologies, Inc.*	66,637	1,376,720
Carpenter Technology Corp.	24,026	1,196,014
Century Aluminum Co.*	20,264	152,284
Cleveland-Cliffs, Inc. (x)	142,072	1,193,405
Coeur Mining, Inc.*	122,529	990,034
Commercial Metals Co.	60,026	1,336,779
Compass Minerals International, Inc.	16,923	1,031,626
Gold Resource Corp.	42,696	236,536
Haynes International, Inc.	6,696	239,583
Hecla Mining Co.	258,249	875,464

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Kaiser Aluminum Corp.	8,256	$915,508
Materion Corp.	10,946	650,740
Mayville Engineering Co., Inc.*	2,194	20,580
Novagold Resources, Inc.*	117,818	1,055,649
Olympic Steel, Inc.	7,547	135,242
Ramaco Resources, Inc.*	7,005	25,078
Ryerson Holding Corp.*	12,155	143,794
Schnitzer Steel Industries, Inc., Class A	13,119	284,420
SunCoke Energy, Inc.	26,990	168,148
Synalloy Corp.*	3,597	46,437
TimkenSteel Corp.*	21,333	167,677
Warrior Met Coal, Inc.	26,848	567,298
Worthington Industries, Inc.	19,197	809,730

		14,147,663

Paper & Forest Products (0.4%)
Boise Cascade Co.	19,167	700,170
Clearwater Paper Corp.*	10,963	234,170
Louisiana-Pacific Corp.	62,444	1,852,713
Neenah, Inc.	8,735	615,206
PH Glatfelter Co.	21,877	400,349
Schweitzer-Mauduit International, Inc.	16,733	702,619
Verso Corp., Class A*	17,988	324,324

		4,829,551

Total Materials		42,629,556

Real Estate (7.0%)
Equity Real Estate Investment Trusts (REITs) (6.3%)
Acadia Realty Trust (REIT)	43,111	1,117,868
Agree Realty Corp. (REIT)	21,443	1,504,655
Alexander & Baldwin, Inc. (REIT)	35,543	744,981
Alexander’s, Inc. (REIT)	1,125	371,644
American Assets Trust, Inc. (REIT)	24,379	1,118,996
American Finance Trust, Inc. (REIT)	54,453	722,047
Armada Hoffler Properties, Inc. (REIT)	25,702	471,632
Ashford Hospitality Trust, Inc. (REIT)	62,935	175,589
Bluerock Residential Growth REIT, Inc. (REIT)	12,464	150,191
Braemar Hotels & Resorts, Inc. (REIT)	17,846	159,365
BRT Apartments Corp. (REIT)	6,562	111,357
CareTrust REIT, Inc. (REIT)	48,628	1,003,196
CatchMark Timber Trust, Inc. (REIT), Class A	24,805	284,513
CBL & Associates Properties, Inc. (REIT) (x)	114,289	120,003
Cedar Realty Trust, Inc. (REIT)	47,520	140,184
Chatham Lodging Trust (REIT)	23,221	425,873
CIM Commercial Trust Corp. (REIT)	467	6,771
City Office REIT, Inc. (REIT)	25,998	351,493
Clipper Realty, Inc. (REIT)	8,815	93,439
Community Healthcare Trust, Inc. (REIT)	10,614	454,916
CoreCivic, Inc. (REIT)	62,381	1,084,182
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	6,493	290,302
CorePoint Lodging, Inc. (REIT)	23,576	251,792
DiamondRock Hospitality Co. (REIT)	109,671	1,215,155
Easterly Government Properties, Inc. (REIT)	39,629	940,396
EastGroup Properties, Inc. (REIT)	19,748	2,619,967
Essential Properties Realty Trust, Inc. (REIT)	39,234	973,396
Farmland Partners, Inc. (REIT) (x)	20,584	139,559
First Industrial Realty Trust, Inc. (REIT)	64,911	2,694,456
Four Corners Property Trust, Inc. (REIT)	34,843	982,224
Franklin Street Properties Corp. (REIT)	50,215	429,840
Front Yard Residential Corp. (REIT)	22,914	282,759
GEO Group, Inc. (The) (REIT)	61,057	1,014,157
Getty Realty Corp. (REIT)	16,146	530,719
Gladstone Commercial Corp. (REIT)	15,904	347,661
Gladstone Land Corp. (REIT) (x)	9,976	129,389
Global Medical REIT, Inc. (REIT)	17,644	233,430
Global Net Lease, Inc. (REIT)	43,346	879,057
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	31,529	1,014,603
Healthcare Realty Trust, Inc. (REIT)	67,896	2,265,690
Hersha Hospitality Trust (REIT)	18,174	264,432
Independence Realty Trust, Inc. (REIT)	46,839	659,493
Industrial Logistics Properties Trust (REIT)	32,858	736,676
Innovative Industrial Properties, Inc. (REIT) (x)	5,427	411,746
Investors Real Estate Trust (REIT)	6,374	462,115
iStar, Inc. (REIT)	30,922	448,678
Jernigan Capital, Inc. (REIT) (x)	11,192	214,215
Kite Realty Group Trust (REIT)	42,655	833,052
Lexington Realty Trust (REIT)	124,978	1,327,266
LTC Properties, Inc. (REIT)	20,403	913,442
Mack-Cali Realty Corp. (REIT)	44,748	1,035,021
Monmouth Real Estate Investment Corp. (REIT)	51,407	744,373
National Health Investors, Inc. (REIT)	21,924	1,786,368
National Storage Affiliates Trust (REIT)	30,472	1,024,469
New Senior Investment Group, Inc. (REIT)	40,765	311,852
NexPoint Residential Trust, Inc. (REIT)	9,132	410,940
Office Properties Income Trust (REIT)	25,168	808,900
One Liberty Properties, Inc. (REIT)	7,684	208,928

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Pebblebrook Hotel Trust (REIT)	67,565	$1,811,418
Pennsylvania REIT (REIT) (x)	36,159	192,727
Physicians Realty Trust (REIT)	97,076	1,838,619
Piedmont Office Realty Trust, Inc. (REIT), Class A	65,933	1,466,350
PotlatchDeltic Corp. (REIT)	34,528	1,494,027
Preferred Apartment Communities, Inc. (REIT), Class A (x)	22,804	303,749
PS Business Parks, Inc. (REIT)	10,556	1,740,368
QTS Realty Trust, Inc. (REIT), Class A	29,249	1,587,343
Retail Opportunity Investments Corp. (REIT)	58,166	1,027,212
Retail Value, Inc. (REIT)	7,455	274,344
Rexford Industrial Realty, Inc. (REIT)	56,672	2,588,210
RLJ Lodging Trust (REIT)	91,312	1,618,049
RPT Realty (REIT)	39,495	594,005
Ryman Hospitality Properties, Inc. (REIT)	23,589	2,044,223
Sabra Health Care REIT, Inc. (REIT)	100,585	2,146,483
Safehold, Inc. (REIT) (x)	4,065	163,819
Saul Centers, Inc. (REIT)	5,786	305,385
Senior Housing Properties Trust (REIT)	120,590	1,017,780
Seritage Growth Properties (REIT), Class A (x)	17,877	716,510
STAG Industrial, Inc. (REIT)	67,990	2,146,444
Summit Hotel Properties, Inc. (REIT)	51,503	635,547
Sunstone Hotel Investors, Inc. (REIT)	120,151	1,672,502
Tanger Factory Outlet Centers, Inc. (REIT) (x)	50,275	740,551
Terreno Realty Corp. (REIT)	34,409	1,862,903
UMH Properties, Inc. (REIT)	16,779	263,934
Uniti Group, Inc. (REIT) (x)	94,266	773,924
Universal Health Realty Income Trust (REIT)	6,999	821,403
Urban Edge Properties (REIT)	59,391	1,139,119
Urstadt Biddle Properties, Inc. (REIT), Class A	14,011	348,033
Washington Prime Group, Inc. (REIT) (x)	93,826	341,527
Washington REIT (REIT)	42,603	1,243,156
Whitestone REIT (REIT) (x)	19,841	270,234
Xenia Hotels & Resorts, Inc. (REIT) (x)	58,741	1,269,393

		76,908,704

Real Estate Management & Development (0.7%)
Altisource Portfolio Solutions SA (x)*	3,638	70,323
American Realty Investors, Inc.*	860	14,732
Consolidated-Tomoka Land Co.	2,693	162,442
Cushman & Wakefield plc*	58,150	1,188,586
eXp World Holdings, Inc. (x)*	10,950	124,064
Forestar Group, Inc.*	6,725	140,216
FRP Holdings, Inc.*	3,671	182,853
Griffin Industrial Realty, Inc.	1,284	50,782
Kennedy-Wilson Holdings, Inc.	64,800	1,445,040
Marcus & Millichap, Inc.*	10,911	406,435
Maui Land & Pineapple Co., Inc.*	4,049	45,551
Newmark Group, Inc., Class A	74,506	1,002,478
Rafael Holdings, Inc., Class B*	6,072	108,324
RE/MAX Holdings, Inc., Class A	9,140	351,799
Realogy Holdings Corp. (x)	58,677	567,993
Redfin Corp.*	45,806	968,339
RMR Group, Inc. (The), Class A	7,707	351,747
St Joe Co. (The)*	18,139	359,696
Stratus Properties, Inc.*	2,902	89,904
Tejon Ranch Co.*	10,953	175,029
Transcontinental Realty Investors, Inc. (x)*	1,551	61,854

		7,868,187

Total Real Estate		84,776,891

Utilities (3.3%)
Electric Utilities (0.9%)
ALLETE, Inc.	27,037	2,194,593
El Paso Electric Co.	21,196	1,438,996
Genie Energy Ltd., Class B	7,205	55,695
MGE Energy, Inc.	18,574	1,464,003
Otter Tail Corp.	21,056	1,079,962
PNM Resources, Inc.	41,035	2,080,885
Portland General Electric Co.	46,257	2,580,678
Spark Energy, Inc., Class A (x)	9,523	87,897

		10,982,709

Gas Utilities (1.0%)
Chesapeake Utilities Corp.	8,183	784,177
New Jersey Resources Corp.	46,300	2,063,591
Northwest Natural Holding Co.	15,827	1,166,925
ONE Gas, Inc.	26,832	2,510,670
RGC Resources, Inc.	3,649	104,288
South Jersey Industries, Inc.	47,459	1,565,198
Southwest Gas Holdings, Inc.	28,215	2,143,494
Spire, Inc.	26,310	2,191,886

		12,530,229

Independent Power and Renewable Electricity Producers (0.4%)
Atlantic Power Corp.*	59,216	137,973
Clearway Energy, Inc., Class A	17,162	328,137
Clearway Energy, Inc., Class C	36,362	725,422
Ormat Technologies, Inc.	21,082	1,571,031
Pattern Energy Group, Inc., Class A	45,176	1,208,684
Sunnova Energy International, Inc.*	5,065	56,526
TerraForm Power, Inc., Class A	36,349	559,411

		4,587,184

Multi-Utilities (0.5%)
Avista Corp.	33,990	1,634,579
Black Hills Corp.	31,737	2,492,624
NorthWestern Corp.	26,375	1,890,296
Unitil Corp.	7,101	438,984

		6,456,483

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Water Utilities (0.5%)
American States Water Co.	19,427	$1,683,155
AquaVenture Holdings Ltd.*	8,255	223,876
Artesian Resources Corp., Class A	4,172	155,240
Cadiz, Inc. (x)*	5,352	58,979
California Water Service Group	24,605	1,268,634
Consolidated Water Co. Ltd.	7,589	123,701
Global Water Resources, Inc.	7,891	103,767
Middlesex Water Co.	7,893	501,758
Pure Cycle Corp.*	7,557	95,143
SJW Group	14,238	1,011,752
York Water Co. (The)	5,795	267,207

		5,493,212

Total Utilities		40,049,817

Total Common Stocks (89.8%) (Cost $834,326,967)		1,088,076,606

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	13,800	—

Total Communication Services		—

Financials (0.0%)
Diversified Financial Services (0.0%)
First Eagle Private Credit LLC, CVR (r)*	3,900	706

Total Financials		706

Health Care (0.0%)
Biotechnology (0.0%)
Alder Biopharmaceuticals, Inc., CVR (r)*	10,200	6,732
Oncternal Therapeutics, Inc., CVR (r)(x)*	369	—

		6,732

Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)*	7,999	1,080
Dova Pharmaceuticals, Inc., CVR (r)*	9,200	3,726
Omthera Pharmaceuticals, Inc., CVR (r)*	5,500	—

		4,806

Total Health Care		11,538

Materials (0.0%)
Chemicals (0.0%)
Schulman, Inc., CVR (r)*	12,267	4,812

Total Materials		4,812

Total Rights (0.0%) (Cost $6,485)		17,056

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (5.7%)
JPMorgan Prime Money Market Fund, IM Shares	68,280,323	68,300,808

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.2%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $3,182,188, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $3,245,527. (xx)	$3,181,887	3,181,887
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $500,047, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $510,000. (xx)	500,000	500,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $400,061, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $408,003. (xx)	400,000	400,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $5,001,546, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $5,100,000. (xx)	5,000,000	5,000,000
NBC Global Finance Ltd., 1.74%, dated 12/31/19, due 1/7/20, repurchase price $7,772,129, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 1/21/20-5/15/48; total market value $8,431,137. (xx)	7,769,500	7,769,500
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $5,501,668, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $5,610,000. (xx)	5,500,000	5,500,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $3,501,062, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/49; total market value $3,570,000. (xx)	$3,500,000	$3,500,000
Societe Generale SA, 1.72%, dated 12/31/19, due 1/7/20, repurchase price $3,001,003, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $3,313,119. (xx)	3,000,000	3,000,000
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $10,100,948, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $11,154,168. (xx)	10,100,000	10,100,000

Total Repurchase Agreements		38,951,387

Total Short-Term Investments (8.9%) (Cost $107,244,732)		107,252,195

Total Investments in Securities (98.7%) (Cost $941,578,184)		1,195,345,857
Other Assets Less Liabilities (1.3%)		16,152,057

Net Assets (100%)		$1,211,497,914

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $64,028,017. This was collateralized by $27,455,621 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 2/15/49 and by cash of $38,951,387 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	33,085	337,506	324,167	—	—	75,792	737,465	52,807	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	2,508	53,320	—	—	—	32,052	85,372	301	—

Total		390,826	324,167	—	—	107,844	822,837	53,108	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	1,475	3/2020	USD	123,206,750	1,487,962

					1,487,962

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$25,180,133	$—	$—		$25,180,133
Consumer Discretionary	118,269,485	126,733	—		118,396,218
Consumer Staples	32,760,971	—	—		32,760,971
Energy	34,696,754	—	—		34,696,754
Financials	192,620,312	—	—		192,620,312
Health Care	196,697,327	—	—		196,697,327
Industrials	172,520,919	82,858	—		172,603,777
Information Technology	147,664,850	—	—		147,664,850
Materials	42,629,556	—	—		42,629,556
Real Estate	84,776,891	—	—		84,776,891
Utilities	40,049,817	—	—		40,049,817
Futures	1,487,962	—	—		1,487,962
Rights
Communication Services	—	—	—	(a)	—	(a)
Financials	—	—	706		706
Health Care	—	—	11,538		11,538
Materials	—	—	4,812		4,812
Short-Term Investments
Investment Company	68,300,808	—	—		68,300,808
Repurchase Agreements	—	38,951,387	—		38,951,387

Total Assets	$1,157,655,785	$39,160,978	$17,056		$1,196,833,819

Total Liabilities	$—	$—	$—		$—

Total	$1,157,655,785	$39,160,978	$17,056		$1,196,833,819

(a)	Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:
	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,487,962	*

Total		$1,487,962

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$17,544,323	$17,544,323

Total	$17,544,323	$17,544,323

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$1,482,289	$1,482,289

Total	$1,482,289	$1,482,289

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $104,504,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 2%)*	$290,565,964
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 21%)*	$185,210,359

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$362,052,579
Aggregate gross unrealized depreciation	(109,183,595)

Net unrealized appreciation	$252,868,984

Federal income tax cost of investments in securities and derivative instruments, if applicable	$943,964,835

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $722,875)	$822,837
Unaffiliated Issuers (Cost $901,903,922)	1,155,571,633
Repurchase Agreements (Cost $38,951,387)	38,951,387
Cash	47,676,780
Cash held as collateral at broker for futures	5,288,400
Receivable for securities sold	2,287,357
Dividends, interest and other receivables	1,414,479
Due from broker for futures variation margin	162,259
Securities lending income receivable	151,837
Other assets	4,550

Total assets	1,252,331,519

LIABILITIES
Payable for return of collateral on securities loaned	38,951,387
Payable for securities purchased	776,489
Investment management fees payable	444,932
Payable for Portfolio shares redeemed	443,250
Administrative fees payable	124,817
Due to Custodian	3,590
Accrued expenses	89,140

Total liabilities	40,833,605

NET ASSETS	$1,211,497,914

Net assets were comprised of:
Paid in capital	$952,611,847
Total distributable earnings (loss)	258,886,067

Net assets	$1,211,497,914

Class K
Net asset value, offering and redemption price per share, $1,211,497,914 / 100,406,663 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.07

(x)	Includes value of securities on loan of $64,028,017.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($53,108 of dividend income received from affiliates) (net of $4,378 foreign withholding tax)	$14,941,494
Interest	989,983
Securities lending (net)	1,586,731

Total income	17,518,208

EXPENSES
Investment management fees	4,937,265
Administrative fees	1,351,372
Custodian fees	174,000
Professional fees	77,750
Printing and mailing expenses	65,783
Trustees’ fees	33,819
Miscellaneous	25,657

Gross expenses	6,665,646
Less: Waiver from investment manager	(79,863)

Net expenses	6,585,783

NET INVESTMENT INCOME (LOSS)	10,932,425

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	49,044,981
Futures contracts	17,544,323

Net realized gain (loss)	66,589,304

Change in unrealized appreciation (depreciation) on:
Investments in securities ($107,844 of change in unrealized appreciation (depreciation) from affiliates)	156,811,049
Futures contracts	1,482,289

Net change in unrealized appreciation (depreciation)	158,293,338

NET REALIZED AND UNREALIZED GAIN (LOSS)	224,882,642

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$235,815,067

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,932,425	$9,433,671
Net realized gain (loss)	66,589,304	63,537,063
Net change in unrealized appreciation (depreciation)	158,293,338	(176,612,039)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	235,815,067	(103,641,305)

Distributions to shareholders:
Class K	(63,549,353)	(87,233,675)

Tax return of capital:
Class K	—	(488,653)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 19,999,055 and 5,998,745 shares, respectively ]	223,001,608	63,727,477
Capital shares issued in reinvestment of dividends and distributions [ 5,367,274 and 7,962,571 shares, respectively ]	63,549,353	87,722,328
Capital shares repurchased [ (9,185,453) and (7,602,987) shares, respectively ]	(107,598,327)	(101,123,354)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	178,952,634	50,326,451

TOTAL INCREASE (DECREASE) IN NET ASSETS	351,218,348	(141,037,182)
NET ASSETS:
Beginning of year	860,279,566	1,001,316,748

End of year	$1,211,497,914	$860,279,566

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	January 1, 2015 to April 13, 2015‡
Net asset value, beginning of year	$12.40

Income (loss) from investment operations:
Net investment income (loss) (e)	— #
Net realized and unrealized gain (loss)	0.66

Total from investment operations	0.66

Net asset value, end of year	13.06

Total return (b)	5.32%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.87%
Before waivers and reimbursements (a)(f)	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.11)%
Before waivers and reimbursements (a)(f)	(0.11)%
Portfolio turnover rate^	29%

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.21	$12.86	$12.22	$10.59	$12.42

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.13	0.10	0.10	0.06
Net realized and unrealized gain (loss)	2.41	(1.57)	1.59	2.09	(0.66)

Total from investment operations	2.53	(1.44)	1.69	2.19	(0.60)

Less distributions:
Dividends from net investment income	(0.13)	(0.13)	(0.12)	(0.11)	(0.06)
Distributions from net realized gains	(0.54)	(1.07)	(0.93)	(0.45)	(1.17)
Return of capital	—	(0.01)	—	—	—

Total dividends and distributions	(0.67)	(1.21)	(1.05)	(0.56)	(1.23)

Net asset value, end of year	$12.07	$10.21	$12.86	$12.22	$10.59

Total return	24.87%	(11.83)%	14.08%	20.71%	(4.74)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,211,498	$860,280	$1,001,317	$959,878	$888,430
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.60%	0.60%	0.61%	0.61%
Before waivers and reimbursements (f)	0.61%	0.60%	0.61%	0.62%	0.61%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.00%	0.95%	0.77%	0.94%	0.45%
Before waivers and reimbursements (f)	0.99%	0.95%	0.76%	0.93%	0.44%
Portfolio turnover rate^	19%	21%	13%	14%	29%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	21.62%	4.95%	5.62%
Volatility Managed Index – International II	22.01	4.96	6.60
International Proxy Index	22.97	5.59	6.95
Volatility Managed Index – International Proxy II	23.30	5.22	6.77
MSCI EAFE® Index	22.01	5.67	7.04

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 21.62% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — International II, the International Proxy Index, the Volatility Managed Index — International Proxy II and the MSCI EAFE® Index, which returned 22.01%, 22.97%, 23.30% and 22.01%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were industrials, financials, health care, consumer discretionary and consumer staples.

•	The five stocks that contributed most to performance were Nestle SA, ASML Holdings NV, Roche Holding AG, LVMH Moet Hennessy Louis Vuitton SE and SAP SE.

What hurt performance during the year:

•	No sector detracted from performance during the year.

•	The five stocks that detracted most from performance were Shire plc, Nokia OYJ, Swedbank, Teva Pharmaceutical Industries Ltd. and Telefonica SA.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio did not reduce its equity exposure during the year.

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Financials	$287,408,413	16.7%
Industrials	232,790,251	13.6
Health Care	188,445,325	11.0
Consumer Discretionary	179,471,672	10.5
Consumer Staples	174,739,982	10.2
Materials	110,397,739	6.4
Information Technology	109,461,773	6.4
Communication Services	80,314,008	4.7
Energy	75,359,128	4.4
Utilities	57,547,775	3.3
Real Estate	54,062,656	3.1
Repurchase Agreements	13,124,792	0.8
Cash and Other	153,257,080	8.9

		100.0%

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class K
Actual	$1,000.00	$1,068.20	$3.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.06	3.18

* Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.62%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (6.8%)
AGL Energy Ltd.	69,438	$1,000,388
Alumina Ltd.	262,563	423,783
AMP Ltd.	333,743	448,501
APA Group	124,938	973,195
Aristocrat Leisure Ltd.	59,339	1,402,057
ASX Ltd.	20,417	1,123,429
Aurizon Holdings Ltd.	206,959	759,571
AusNet Services	187,042	223,136
Australia & New Zealand Banking Group Ltd.	295,535	5,108,057
Bendigo & Adelaide Bank Ltd.	52,069	357,356
BHP Group Ltd.	307,137	8,388,559
BHP Group plc	220,206	5,182,657
BlueScope Steel Ltd.	53,369	564,023
Boral Ltd.	126,719	398,384
Brambles Ltd.	164,820	1,355,564
Caltex Australia Ltd.	26,071	621,126
Challenger Ltd.	56,948	323,303
CIMIC Group Ltd.	10,259	238,583
Coca-Cola Amatil Ltd.	54,501	423,002
Cochlear Ltd.	6,141	968,462
Coles Group Ltd.	120,013	1,249,812
Commonwealth Bank of Australia	184,567	10,348,639
Computershare Ltd.	51,419	605,478
Crown Resorts Ltd.	40,498	341,318
CSL Ltd.	47,257	9,144,918
Dexus (REIT)	114,546	940,477
Flight Centre Travel Group Ltd.	5,564	172,034
Fortescue Metals Group Ltd.	146,549	1,099,368
Goodman Group (REIT)	169,010	1,585,719
GPT Group (The) (REIT)	202,337	795,144
Harvey Norman Holdings Ltd. (x)	56,316	160,845
Incitec Pivot Ltd.	168,960	377,045
Insurance Australia Group Ltd.	243,957	1,311,368
Lendlease Group	59,442	734,156
Macquarie Group Ltd.	33,715	3,261,462
Magellan Financial Group Ltd.	13,232	528,812
Medibank Pvt Ltd.	294,618	653,324
Mirvac Group (REIT)	401,007	894,873
National Australia Bank Ltd.	298,060	5,151,699
Newcrest Mining Ltd.	81,335	1,726,574
Oil Search Ltd.	143,994	732,597
Orica Ltd.	39,359	607,092
Origin Energy Ltd.	183,487	1,088,039
Qantas Airways Ltd.	75,398	376,194
QBE Insurance Group Ltd.	136,777	1,236,264
Ramsay Health Care Ltd.	15,881	808,310
REA Group Ltd. (x)	5,500	399,857
Rio Tinto Ltd.	39,073	2,752,916
Rio Tinto plc	117,815	7,027,280
Santos Ltd.	186,711	1,071,780
Scentre Group (REIT)	563,110	1,513,472
SEEK Ltd.	34,362	543,760
Sonic Healthcare Ltd.	46,790	944,003
South32 Ltd.	528,496	1,001,355
Stockland (REIT)	247,991	804,008
Suncorp Group Ltd.	133,464	1,213,812
Sydney Airport	116,447	707,666
Tabcorp Holdings Ltd.	210,490	669,132
Telstra Corp. Ltd.	424,678	1,054,983
TPG Telecom Ltd.	37,207	175,198
Transurban Group	282,609	2,956,964
Treasury Wine Estates Ltd.	76,080	867,040
Vicinity Centres (REIT)	343,760	600,672
Washington H Soul Pattinson & Co. Ltd.	10,774	162,554
Wesfarmers Ltd.	118,215	3,434,435
Westpac Banking Corp.	364,142	6,191,653
WiseTech Global Ltd. (x)	14,975	245,589
Woodside Petroleum Ltd.	97,604	2,354,810
Woolworths Group Ltd.	131,663	3,340,985
Worley Ltd.	33,889	364,096

		116,612,717

Austria (0.2%)
ANDRITZ AG	7,806	336,230
Erste Group Bank AG*	31,438	1,183,460
OMV AG	15,130	849,924
Raiffeisen Bank International AG	15,776	396,212
Verbund AG	7,237	363,188
voestalpine AG (x)	11,638	324,531

		3,453,545

Belgium (0.9%)
Ageas	18,990	1,122,141
Anheuser-Busch InBev SA/NV	79,443	6,479,276
Colruyt SA	6,086	317,303
Galapagos NV*	4,536	948,918
Groupe Bruxelles Lambert SA	8,547	900,811
KBC Group NV	26,081	1,961,844
Proximus SADP	15,803	452,373
Solvay SA (x)	7,727	895,340
Telenet Group Holding NV	5,040	226,474
UCB SA	12,857	1,022,498
Umicore SA	20,324	988,497

		15,315,475

Chile (0.0%)
Antofagasta plc	40,894	496,614

China (0.4%)
BeiGene Ltd. (ADR)*	3,697	612,815
BOC Hong Kong Holdings Ltd.	384,399	1,334,393
Budweiser Brewing Co. APAC Ltd. (m)*	130,361	439,985
Prosus NV*	50,816	3,792,230
Yangzijiang Shipbuilding Holdings Ltd.	254,599	212,016

		6,391,439

Colombia (0.0%)
Millicom International Cellular SA (SDR) (x)	9,757	467,310

Denmark (1.7%)
AP Moller – Maersk A/S, Class A	394	534,059
AP Moller – Maersk A/S, Class B	689	993,705

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Carlsberg A/S, Class B	11,332	$1,690,483
Chr Hansen Holding A/S	11,047	877,876
Coloplast A/S, Class B	12,582	1,560,792
Danske Bank A/S	66,685	1,079,076
Demant A/S*	10,691	336,689
DSV Panalpina A/S	22,664	2,612,100
Genmab A/S*	6,793	1,510,666
H Lundbeck A/S	7,300	278,769
ISS A/S	16,685	400,354
Novo Nordisk A/S, Class B	184,483	10,707,289
Novozymes A/S, Class B	22,077	1,080,346
Orsted A/S (m)	19,640	2,031,262
Pandora A/S	10,452	454,677
Tryg A/S	12,591	373,278
Vestas Wind Systems A/S	19,740	1,994,786

		28,516,207

Finland (1.0%)
Elisa OYJ	14,971	827,054
Fortum OYJ	46,392	1,144,834
Kone OYJ, Class B	35,432	2,316,285
Metso OYJ	10,565	416,910
Neste OYJ	44,132	1,535,579
Nokia OYJ	587,163	2,170,814
Nokian Renkaat OYJ	13,334	383,341
Nordea Bank Abp (Aquis Stock Exchange)	4,742	38,510
Nordea Bank Abp (Turquoise Stock Exchange)	332,874	2,688,196
Orion OYJ, Class B	10,793	499,635
Sampo OYJ, Class A	46,308	2,021,129
Stora Enso OYJ, Class R	60,483	879,595
UPM-Kymmene OYJ	56,189	1,948,171
Wartsila OYJ Abp	46,116	509,524

		17,379,577

France (10.1%)
Accor SA	18,358	859,723
Aeroports de Paris	3,150	622,224
Air Liquide SA	49,181	6,961,990
Airbus SE	60,844	8,905,092
Alstom SA	19,910	943,125
Amundi SA (m)	6,465	506,900
Arkema SA	7,177	762,377
Atos SE	10,686	890,836
AXA SA‡	203,275	5,725,421
BioMerieux	4,205	374,274
BNP Paribas SA	117,275	6,949,647
Bollore SA	87,024	379,722
Bouygues SA	23,489	998,047
Bureau Veritas SA	29,600	772,286
Capgemini SE	16,867	2,060,357
Carrefour SA	62,995	1,056,389
Casino Guichard Perrachon SA	5,697	266,477
Cie de Saint-Gobain	51,270	2,099,099
Cie Generale des Etablissements Michelin SCA	17,854	2,184,927
CNP Assurances	18,188	361,718
Covivio (REIT)	4,917	558,158
Credit Agricole SA	121,396	1,759,996
Danone SA	64,380	5,336,692
Dassault Aviation SA	273	358,282
Dassault Systemes SE	13,865	2,279,200
Edenred	25,558	1,321,614
Eiffage SA	8,200	938,190
Electricite de France SA (x)	64,807	721,706
Engie SA	193,382	3,123,599
EssilorLuxottica SA (Borsa Italiana Stock Exchange)	5,326	808,306
EssilorLuxottica SA (Turquoise Stock Exchange)	24,227	3,690,423
Eurazeo SE	4,231	289,501
Eutelsat Communications SA	19,180	311,741
Faurecia SE	7,721	415,971
Gecina SA (REIT)	4,869	871,665
Getlink SE	46,693	812,345
Hermes International	3,302	2,467,507
Icade (REIT)	3,195	347,811
Iliad SA (x)	2,729	353,712
Ingenico Group SA	6,082	660,387
Ipsen SA	4,152	367,927
JCDecaux SA	8,333	256,859
Kering SA	7,900	5,185,709
Klepierre SA (REIT)	20,196	766,833
Legrand SA	27,811	2,266,048
L’Oreal SA	26,346	7,801,809
LVMH Moet Hennessy Louis Vuitton SE	28,984	13,466,202
Natixis SA	99,381	441,221
Orange SA	207,959	3,060,471
Pernod Ricard SA	22,189	3,967,371
Peugeot SA	60,679	1,449,755
Publicis Groupe SA	22,718	1,028,485
Remy Cointreau SA	2,357	289,501
Renault SA	20,067	949,436
Safran SA	34,125	5,268,968
Sanofi	117,488	11,810,687
Sartorius Stedim Biotech	2,754	456,269
Schneider Electric SE	57,644	5,916,324
SCOR SE	16,515	693,201
SEB SA	2,267	336,679
Societe Generale SA	82,599	2,873,580
Sodexo SA	9,223	1,092,996
Suez	34,119	516,088
Teleperformance	6,204	1,512,892
Thales SA	11,296	1,172,295
TOTAL SA	250,231	13,809,658
Ubisoft Entertainment SA*	8,614	595,006
Unibail-Rodamco-Westfield (REIT)	14,680	2,316,021
Valeo SA	25,476	897,586
Veolia Environnement SA	56,836	1,511,582
Vinci SA	53,252	5,913,544
Vivendi SA	89,039	2,578,774
Wendel SA	2,808	373,243
Worldline SA (m)*	9,432	668,119

		172,718,576

Germany (7.8%)
adidas AG	18,806	6,113,241
Allianz SE (Registered)	44,255	10,841,558
Aroundtown SA	94,770	848,727
BASF SE	95,761	7,234,408
Bayer AG (Registered)	97,229	7,940,787

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Bayerische Motoren Werke AG	34,521	$2,832,142
Bayerische Motoren Werke AG (Preference) (q)	5,768	356,172
Beiersdorf AG	10,580	1,265,678
Brenntag AG	16,159	878,727
Carl Zeiss Meditec AG	4,272	544,839
Commerzbank AG	105,339	651,882
Continental AG	11,467	1,482,536
Covestro AG (m)	18,416	856,242
Daimler AG (Registered)	94,811	5,250,475
Delivery Hero SE (m)*	12,545	992,901
Deutsche Bank AG (Registered)	204,685	1,588,110
Deutsche Boerse AG	19,810	3,114,256
Deutsche Lufthansa AG (Registered)	23,992	441,623
Deutsche Post AG (Registered)	103,283	3,940,145
Deutsche Telekom AG (Registered)	347,503	5,679,300
Deutsche Wohnen SE	37,958	1,550,672
E.ON SE	234,277	2,502,798
Evonik Industries AG	18,972	579,053
Fraport AG Frankfurt Airport Services Worldwide	4,262	362,280
Fresenius Medical Care AG & Co. KGaA	22,212	1,643,407
Fresenius SE & Co. KGaA	43,561	2,451,914
FUCHS PETROLUB SE (Preference) (q)	6,923	342,926
GEA Group AG	16,292	538,739
Hannover Rueck SE	6,287	1,215,082
HeidelbergCement AG	15,250	1,111,201
Henkel AG & Co. KGaA	10,849	1,022,223
Henkel AG & Co. KGaA (Preference) (q)	18,716	1,935,623
HOCHTIEF AG	2,406	306,855
Infineon Technologies AG	130,351	2,969,621
KION Group AG	6,891	475,836
Knorr-Bremse AG	5,129	522,103
LANXESS AG	8,689	583,033
Merck KGaA	13,433	1,587,392
METRO AG	18,709	301,147
MTU Aero Engines AG	5,421	1,548,155
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	15,092	4,452,247
Porsche Automobil Holding SE (Preference) (q)	15,997	1,195,777
Puma SE	8,531	654,056
RWE AG	58,391	1,791,348
SAP SE	102,469	13,829,518
Sartorius AG (Preference) (q)	3,666	784,599
Siemens AG (Registered)	79,760	10,426,460
Siemens Healthineers AG (m)	16,039	770,372
Symrise AG	13,456	1,415,779
Telefonica Deutschland Holding AG	82,700	239,704
thyssenkrupp AG	42,776	577,701
TUI AG	45,848	579,245
Uniper SE	20,528	679,505
United Internet AG (Registered)	13,248	435,109
Volkswagen AG	3,420	664,624
Volkswagen AG (Preference) (q)	19,349	3,825,073
Vonovia SE	53,970	2,905,831
Wirecard AG	12,473	1,504,029
Zalando SE (m)*	14,098	714,464

		133,849,250

Hong Kong (2.6%)
AIA Group Ltd.	1,260,360	13,230,683
ASM Pacific Technology Ltd.	29,701	412,032
Bank of East Asia Ltd. (The)	135,303	302,128
CK Asset Holdings Ltd.	269,207	1,943,315
CK Infrastructure Holdings Ltd.	69,982	497,992
CLP Holdings Ltd.	171,095	1,798,273
Dairy Farm International Holdings Ltd.	34,378	196,298
Hang Lung Properties Ltd.	213,834	469,253
Hang Seng Bank Ltd.	79,795	1,648,678
Henderson Land Development Co. Ltd.	152,727	749,690
HK Electric Investments & HK Electric Investments Ltd. (m)	271,183	267,275
HKT Trust & HKT Ltd.	378,876	533,868
Hong Kong & China Gas Co. Ltd.	1,057,517	2,065,553
Hong Kong Exchanges & Clearing Ltd.	124,657	4,047,357
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	113,400	637,308
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	8,645	49,709
Jardine Matheson Holdings Ltd. (London Stock Exchange)	20,900	1,141,140
Jardine Matheson Holdings Ltd. (Singapore Stock Exchange)	2,316	128,770
Jardine Strategic Holdings Ltd. (Quotrix Stock Exchange)	21,500	650,375
Jardine Strategic Holdings Ltd. (Singapore Stock Exchange)	1,738	53,270
Kerry Properties Ltd.	63,575	201,928
Link REIT (REIT)	221,678	2,346,988
Melco Resorts & Entertainment Ltd. (ADR)	22,138	535,075
MTR Corp. Ltd.	160,925	951,015
New World Development Co. Ltd.	647,842	887,922
NWS Holdings Ltd.	162,282	227,419
PCCW Ltd.	471,865	279,160
Power Assets Holdings Ltd.	143,850	1,052,250
Sino Land Co. Ltd.	320,366	465,401
Sun Hung Kai Properties Ltd.	166,342	2,546,694
Swire Pacific Ltd., Class A	52,033	483,450
Swire Properties Ltd.	120,639	400,205
Techtronic Industries Co. Ltd.	142,571	1,162,736
Vitasoy International Holdings Ltd. (x)	77,102	279,524
WH Group Ltd. (m)(x)	981,890	1,014,362
Wharf Real Estate Investment Co. Ltd.	127,773	779,693
Wheelock & Co. Ltd.	79,910	532,747

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Yue Yuen Industrial Holdings Ltd.	79,698	$235,239

		45,204,775

Ireland (0.6%)
AerCap Holdings NV*	12,958	796,528
AIB Group plc (BrsaItaliana Stock Exchange)	5,975	20,817
AIB Group plc (Turquoise Stock Exchange)	79,252	277,714
Bank of Ireland Group plc (Aquis Stock Exchange)	30	166
Bank of Ireland Group plc (Turquoise Stock Exchange)	100,927	552,688
CRH plc	83,101	3,324,957
Flutter Entertainment plc (x)	8,016	974,234
Kerry Group plc (London Stock Exchange), Class A	9	1,111
Kerry Group plc (Turquoise Stock Exchange), Class A	16,582	2,066,463
Kingspan Group plc	16,245	992,189
Smurfit Kappa Group plc	23,539	904,591

		9,911,458

Israel (0.5%)
Azrieli Group Ltd.	4,387	320,771
Bank Hapoalim BM	113,034	937,777
Bank Leumi Le-Israel BM	154,538	1,125,036
Check Point Software Technologies Ltd.*	12,819	1,422,396
Elbit Systems Ltd.	2,646	411,922
Israel Chemicals Ltd.	77,737	365,803
Israel Discount Bank Ltd., Class A	122,885	569,713
Mizrahi Tefahot Bank Ltd.	14,095	375,507
Nice Ltd.*	6,452	1,000,692
Teva Pharmaceutical Industries Ltd. (ADR)*	113,856	1,115,789
Wix.com Ltd.*	4,938	604,312

		8,249,718

Italy (1.9%)
Assicurazioni Generali SpA	114,566	2,363,917
Atlantia SpA	51,623	1,203,856
Davide Campari-Milano SpA	61,391	560,539
Enel SpA	847,988	6,726,803
Eni SpA	265,232	4,119,334
Ferrari NV	12,566	2,084,692
FinecoBank Banca Fineco SpA	63,870	765,863
Intesa Sanpaolo SpA	1,551,740	4,087,768
Leonardo SpA	36,944	433,049
Mediobanca Banca di Credito Finanziario SpA	64,620	711,360
Moncler SpA	19,297	867,333
Pirelli & C SpA (m)(x)	39,102	225,444
Poste Italiane SpA (m)	53,690	609,468
Prysmian SpA	26,680	643,130
Recordati SpA	11,179	471,108
Snam SpA	211,423	1,111,300
Telecom Italia SpA (Aquis Stock Exchange)	639,281	391,383
Telecom Italia SpA (Turquoise Stock Exchange)*	963,761	601,497
Terna Rete Elettrica Nazionale SpA	146,641	979,357
UniCredit SpA	209,454	3,058,978

		32,016,179

Japan (22.2%)
ABC-Mart, Inc.	3,552	243,218
Acom Co. Ltd.	35,576	162,729
Advantest Corp.	21,186	1,201,102
Aeon Co. Ltd.	68,787	1,427,906
AEON Financial Service Co. Ltd.	11,067	175,903
Aeon Mall Co. Ltd.	10,499	187,263
AGC, Inc.	19,538	706,680
Air Water, Inc.	16,653	245,224
Aisin Seiki Co. Ltd.	16,980	636,037
Ajinomoto Co., Inc.	44,880	749,687
Alfresa Holdings Corp.	19,685	403,646
Alps Alpine Co. Ltd.	21,655	496,657
Amada Holdings Co. Ltd.	34,028	391,468
ANA Holdings, Inc.	12,524	419,791
Aozora Bank Ltd.	12,365	328,997
Asahi Group Holdings Ltd.	37,773	1,732,298
Asahi Intecc Co. Ltd.	19,502	574,354
Asahi Kasei Corp.	131,447	1,492,850
Astellas Pharma, Inc.	196,959	3,389,750
Bandai Namco Holdings, Inc.	20,944	1,278,171
Bank of Kyoto Ltd. (The)	5,362	231,940
Benesse Holdings, Inc.	7,283	192,640
Bridgestone Corp. (x)	59,570	2,231,374
Brother Industries Ltd.	23,269	486,346
Calbee, Inc.	8,476	277,320
Canon, Inc. (x)	104,330	2,867,623
Casio Computer Co. Ltd. (x)	19,390	390,994
Central Japan Railway Co.	15,025	3,042,198
Chiba Bank Ltd. (The)	55,257	321,915
Chubu Electric Power Co., Inc.	68,326	969,348
Chugai Pharmaceutical Co. Ltd.	23,377	2,168,701
Chugoku Electric Power Co., Inc. (The) (x)	29,076	382,667
Coca-Cola Bottlers Japan, Inc. (x)	12,864	330,435
Concordia Financial Group Ltd.	110,009	457,633
Credit Saison Co. Ltd.	16,767	293,351
CyberAgent, Inc. (x)	9,922	348,373
Dai Nippon Printing Co. Ltd.	25,455	693,450
Daicel Corp.	26,544	256,267
Daifuku Co. Ltd.	10,197	625,024
Dai-ichi Life Holdings, Inc.	112,315	1,877,688
Daiichi Sankyo Co. Ltd.	59,147	3,934,605
Daikin Industries Ltd.	26,006	3,697,876
Daito Trust Construction Co. Ltd.	7,560	937,912
Daiwa House Industry Co. Ltd.	59,143	1,845,242
Daiwa House REIT Investment Corp. (REIT)	195	508,969
Daiwa Securities Group, Inc.	161,272	820,794
Denso Corp.	45,195	2,065,606
Dentsu Group, Inc.	23,204	806,176

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Disco Corp.	2,820	$672,201
East Japan Railway Co.	31,534	2,861,002
Eisai Co. Ltd.	26,296	1,985,481
Electric Power Development Co. Ltd.	15,118	368,297
FamilyMart Co. Ltd.	26,996	652,197
FANUC Corp.	20,231	3,785,341
Fast Retailing Co. Ltd. (x)	6,113	3,656,942
Fuji Electric Co. Ltd.	12,299	378,631
FUJIFILM Holdings Corp.	37,554	1,807,624
Fujitsu Ltd.	20,517	1,939,254
Fukuoka Financial Group, Inc.	19,411	376,054
GMO Payment Gateway, Inc.	4,369	300,770
Hakuhodo DY Holdings, Inc.	25,244	410,762
Hamamatsu Photonics KK	14,181	586,660
Hankyu Hanshin Holdings, Inc.	23,854	1,027,442
Hikari Tsushin, Inc.	2,238	564,984
Hino Motors Ltd.	28,796	307,956
Hirose Electric Co. Ltd.	3,486	450,127
Hisamitsu Pharmaceutical Co., Inc.	5,882	289,620
Hitachi Chemical Co. Ltd.	10,887	458,405
Hitachi Construction Machinery Co. Ltd. (x)	11,991	362,528
Hitachi High-Technologies Corp.	7,317	521,224
Hitachi Ltd.	100,839	4,293,233
Hitachi Metals Ltd.	22,647	336,198
Honda Motor Co. Ltd.	169,992	4,848,421
Hoshizaki Corp.	5,638	505,399
Hoya Corp.	39,814	3,829,150
Hulic Co. Ltd.	29,761	360,457
Idemitsu Kosan Co. Ltd.	20,721	577,835
IHI Corp.	14,325	339,354
Iida Group Holdings Co. Ltd.	16,019	282,918
Inpex Corp.	106,695	1,115,999
Isetan Mitsukoshi Holdings Ltd.	33,899	306,996
Isuzu Motors Ltd.	58,476	699,096
ITOCHU Corp.	140,480	3,276,854
Itochu Techno-Solutions Corp.	2,993	84,704
J Front Retailing Co. Ltd.	23,924	336,880
Japan Airlines Co. Ltd.	11,793	368,697
Japan Airport Terminal Co. Ltd.	4,820	270,156
Japan Exchange Group, Inc.	53,443	949,289
Japan Post Bank Co. Ltd.	42,459	410,307
Japan Post Holdings Co. Ltd.	166,756	1,574,632
Japan Post Insurance Co. Ltd.	11,623	199,181
Japan Prime Realty Investment Corp. (REIT)	85	372,762
Japan Real Estate Investment Corp. (REIT)	136	901,201
Japan Retail Fund Investment Corp. (REIT)	273	586,176
Japan Tobacco, Inc. (x)	125,090	2,800,436
JFE Holdings, Inc.	52,109	676,690
JGC Holdings Corp.	23,584	380,930
JSR Corp.	21,014	389,123
JTEKT Corp.	21,391	256,129
JXTG Holdings, Inc.	329,775	1,511,159
Kajima Corp.	48,306	648,200
Kakaku.com, Inc.	13,571	348,845
Kamigumi Co. Ltd.	10,905	240,772
Kansai Electric Power Co., Inc. (The)	74,318	864,895
Kansai Paint Co. Ltd.	19,113	470,899
Kao Corp.	50,256	4,174,317
Kawasaki Heavy Industries Ltd.	14,853	329,171
KDDI Corp.	184,182	5,514,188
Keihan Holdings Co. Ltd.	10,308	502,806
Keikyu Corp.	22,589	438,662
Keio Corp.	10,880	661,882
Keisei Electric Railway Co. Ltd.	13,530	527,976
Keyence Corp.	19,011	6,734,466
Kikkoman Corp.	15,335	757,894
Kintetsu Group Holdings Co. Ltd.	17,834	971,674
Kirin Holdings Co. Ltd.	85,713	1,885,363
Kobayashi Pharmaceutical Co. Ltd.	5,184	442,278
Koito Manufacturing Co. Ltd.	11,353	532,882
Komatsu Ltd.	96,310	2,341,825
Konami Holdings Corp.	9,750	402,455
Konica Minolta, Inc.	49,046	321,843
Kose Corp.	3,405	501,404
Kubota Corp. (x)	109,824	1,744,570
Kuraray Co. Ltd.	32,980	403,998
Kurita Water Industries Ltd.	11,018	330,068
Kyocera Corp.	33,465	2,303,789
Kyowa Kirin Co. Ltd.	25,815	611,311
Kyushu Electric Power Co., Inc.	39,966	347,594
Kyushu Railway Co.	16,960	569,730
Lawson, Inc.	5,356	305,128
LINE Corp. (x)*	6,475	318,819
Lion Corp.	24,188	473,052
LIXIL Group Corp.	26,993	469,281
M3, Inc.	45,827	1,393,937
Makita Corp.	22,837	800,782
Marubeni Corp.	164,823	1,229,631
Marui Group Co. Ltd.	19,166	470,617
Maruichi Steel Tube Ltd. (x)	6,564	186,067
Mazda Motor Corp.	61,101	527,474
McDonald’s Holdings Co. Japan Ltd. (x)	6,946	334,978
Mebuki Financial Group, Inc.	84,409	217,519
Medipal Holdings Corp.	18,058	401,030
Meiji Holdings Co. Ltd.	12,188	827,826
Mercari, Inc.*	2,316	47,639
Minebea Mitsumi, Inc.	38,525	807,339
MISUMI Group, Inc.	30,044	752,655
Mitsubishi Chemical Holdings Corp.	135,060	1,016,166
Mitsubishi Corp.	140,873	3,759,898
Mitsubishi Electric Corp.	190,311	2,624,647
Mitsubishi Estate Co. Ltd.	123,307	2,371,267
Mitsubishi Gas Chemical Co., Inc.	15,840	244,040
Mitsubishi Heavy Industries Ltd.	33,343	1,303,585
Mitsubishi Materials Corp.	10,515	288,097
Mitsubishi Motors Corp.	72,591	305,984
Mitsubishi Tanabe Pharma Corp.	20,603	380,754
Mitsubishi UFJ Financial Group, Inc.	1,282,540	7,002,004

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Mitsubishi UFJ Lease & Finance Co. Ltd.	39,793	$258,560
Mitsui & Co. Ltd.	172,556	3,090,460
Mitsui Chemicals, Inc.	20,289	500,433
Mitsui Fudosan Co. Ltd.	93,041	2,288,027
Mitsui OSK Lines Ltd.	11,307	314,792
Mizuho Financial Group, Inc.	2,515,064	3,895,681
MonotaRO Co. Ltd.	12,501	336,298
MS&AD Insurance Group Holdings, Inc.	49,100	1,631,771
Murata Manufacturing Co. Ltd.	59,920	3,720,218
Nabtesco Corp.	12,272	368,764
Nagoya Railroad Co. Ltd.	19,048	594,291
NEC Corp.	26,275	1,093,028
Nexon Co. Ltd.*	51,407	686,026
NGK Insulators Ltd.	26,036	456,238
NGK Spark Plug Co. Ltd.	15,003	294,661
NH Foods Ltd.	9,155	380,001
Nidec Corp.	23,339	3,223,061
Nikon Corp.	34,754	429,887
Nintendo Co. Ltd.	11,678	4,725,799
Nippon Building Fund, Inc. (REIT)	138	1,009,710
Nippon Electric Glass Co. Ltd.	2	36
Nippon Express Co. Ltd.	8,476	500,814
Nippon Paint Holdings Co. Ltd.	15,555	807,420
Nippon Prologis REIT, Inc. (REIT)	208	529,117
Nippon Shinyaku Co. Ltd.	4,785	417,044
Nippon Steel Corp.	84,189	1,281,566
Nippon Telegraph & Telephone Corp.	134,516	3,413,194
Nippon Yusen KK	14,753	268,977
Nissan Chemical Corp.	13,331	563,766
Nissan Motor Co. Ltd.	241,841	1,415,812
Nisshin Seifun Group, Inc.	20,683	362,816
Nissin Foods Holdings Co. Ltd.	6,703	500,928
Nitori Holdings Co. Ltd. (x)	8,367	1,326,415
Nitto Denko Corp.	16,635	946,153
Nomura Holdings, Inc.	345,046	1,789,139
Nomura Real Estate Holdings, Inc.	12,805	308,767
Nomura Real Estate Master Fund, Inc. (REIT)	419	715,719
Nomura Research Institute Ltd.	34,947	751,977
NSK Ltd.	36,936	353,876
NTT Data Corp.	65,717	887,275
NTT DOCOMO, Inc.	139,112	3,889,579
Obayashi Corp.	66,030	739,575
Obic Co. Ltd.	6,863	932,289
Odakyu Electric Railway Co. Ltd.	30,804	723,216
Oji Holdings Corp.	90,744	496,919
Olympus Corp.	120,972	1,880,463
Omron Corp.	20,445	1,208,015
Ono Pharmaceutical Co. Ltd.	40,383	929,900
Oracle Corp.	3,968	363,367
Oriental Land Co. Ltd.	20,844	2,854,528
ORIX Corp.	139,353	2,322,657
Orix JREIT, Inc. (REIT)	247	534,896
Osaka Gas Co. Ltd.	39,700	764,003
Otsuka Corp.	10,915	439,493
Otsuka Holdings Co. Ltd.	40,512	1,820,626
Pan Pacific International Holdings Corp.	46,805	780,119
Panasonic Corp.	229,804	2,177,380
Park24 Co. Ltd.	12,931	317,637
PeptiDream, Inc.*	9,994	515,084
Persol Holdings Co. Ltd.	17,883	337,564
Pigeon Corp. (x)	12,119	447,819
Pola Orbis Holdings, Inc. (x)	10,269	247,050
Rakuten, Inc.	91,993	791,620
Recruit Holdings Co. Ltd.	141,492	5,337,773
Renesas Electronics Corp.*	79,926	551,696
Resona Holdings, Inc.	216,374	953,874
Ricoh Co. Ltd.	67,859	744,447
Rinnai Corp.	3,547	279,111
Rohm Co. Ltd.	9,961	804,911
Ryohin Keikaku Co. Ltd.	25,267	594,381
Sankyo Co. Ltd.	5,050	168,481
Santen Pharmaceutical Co. Ltd.	38,524	739,598
SBI Holdings, Inc.	24,944	531,456
Secom Co. Ltd.	21,969	1,976,816
Sega Sammy Holdings, Inc.	19,156	279,085
Seibu Holdings, Inc.	21,411	353,714
Seiko Epson Corp.	29,099	443,227
Sekisui Chemical Co. Ltd.	38,286	670,899
Sekisui House Ltd.	64,569	1,386,699
Seven & i Holdings Co. Ltd.	78,539	2,893,485
Seven Bank Ltd.	66,595	219,419
SG Holdings Co. Ltd.	15,790	357,493
Sharp Corp. (x)	21,916	339,869
Shimadzu Corp.	23,403	740,935
Shimamura Co. Ltd.	2,307	176,653
Shimano, Inc.	7,597	1,242,453
Shimizu Corp.	61,184	628,423
Shin-Etsu Chemical Co. Ltd.	37,878	4,204,212
Shinsei Bank Ltd.	19,702	303,721
Shionogi & Co. Ltd.	28,071	1,748,253
Shiseido Co. Ltd.	41,731	2,988,824
Shizuoka Bank Ltd. (The)	47,717	359,233
Showa Denko KK	14,080	375,665
SMC Corp.	6,007	2,780,287
Softbank Corp.	174,651	2,345,986
SoftBank Group Corp.	163,450	7,154,463
Sohgo Security Services Co. Ltd.	7,191	391,797
Sompo Holdings, Inc.	34,705	1,373,443
Sony Corp.	132,544	9,028,191
Sony Financial Holdings, Inc.	16,120	389,889
Square Enix Holdings Co. Ltd.	9,587	479,107
Stanley Electric Co. Ltd.	14,337	419,600
Subaru Corp.	64,575	1,612,666
SUMCO Corp.	24,223	407,079
Sumitomo Chemical Co. Ltd.	151,286	693,391
Sumitomo Corp.	125,072	1,869,375
Sumitomo Dainippon Pharma Co. Ltd.	16,568	324,788
Sumitomo Electric Industries Ltd.	78,411	1,192,168
Sumitomo Heavy Industries Ltd.	11,695	336,895
Sumitomo Metal Mining Co. Ltd.	24,990	815,099

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Sumitomo Mitsui Financial Group, Inc.	138,654	$5,152,868
Sumitomo Mitsui Trust Holdings, Inc.	34,233	1,366,421
Sumitomo Realty & Development Co. Ltd.	35,314	1,238,939
Sumitomo Rubber Industries Ltd.	17,883	220,050
Sundrug Co. Ltd.	7,514	273,507
Suntory Beverage & Food Ltd.	14,735	616,360
Suzuken Co. Ltd.	7,501	308,241
Suzuki Motor Corp.	38,546	1,620,170
Sysmex Corp.	17,670	1,211,392
T&D Holdings, Inc.	58,167	746,795
Taiheiyo Cement Corp.	13,020	385,250
Taisei Corp.	21,383	894,443
Taisho Pharmaceutical Holdings Co. Ltd.	3,804	283,930
Taiyo Nippon Sanso Corp.	13,452	300,598
Takeda Pharmaceutical Co. Ltd.	156,180	6,226,789
TDK Corp.	13,556	1,545,799
Teijin Ltd.	17,539	330,102
Terumo Corp.	67,910	2,428,147
THK Co. Ltd.	12,900	352,374
Tobu Railway Co. Ltd.	20,112	732,069
Toho Co. Ltd.	12,198	510,238
Toho Gas Co. Ltd.	8,462	347,343
Tohoku Electric Power Co., Inc.	44,749	445,616
Tokio Marine Holdings, Inc.	66,629	3,752,270
Tokyo Century Corp.	4,267	229,736
Tokyo Electric Power Co. Holdings, Inc.*	156,834	674,074
Tokyo Electron Ltd.	16,406	3,612,476
Tokyo Gas Co. Ltd.	39,088	953,862
Tokyu Corp.	52,998	984,796
Tokyu Fudosan Holdings Corp.	60,133	417,840
Toppan Printing Co. Ltd.	28,167	586,127
Toray Industries, Inc.	146,357	998,253
Toshiba Corp.	51,570	1,758,473
Tosoh Corp.	28,201	439,931
TOTO Ltd.	14,930	637,570
Toyo Seikan Group Holdings Ltd.	14,886	258,935
Toyo Suisan Kaisha Ltd.	9,240	393,734
Toyoda Gosei Co. Ltd.	6,584	166,335
Toyota Industries Corp.	15,327	892,917
Toyota Motor Corp.	238,156	16,907,969
Toyota Tsusho Corp.	22,657	804,896
Trend Micro, Inc.	13,334	687,225
Tsuruha Holdings, Inc. (x)	3,712	478,968
Unicharm Corp.	42,112	1,434,029
United Urban Investment Corp. (REIT)	310	580,884
USS Co. Ltd.	23,772	452,008
Welcia Holdings Co. Ltd.	4,658	297,944
West Japan Railway Co.	16,973	1,474,779
Yakult Honsha Co. Ltd.	12,860	713,688
Yamada Denki Co. Ltd.	68,224	362,924
Yamaha Corp.	15,216	851,441
Yamaha Motor Co. Ltd.	29,134	590,697
Yamato Holdings Co. Ltd.	33,215	570,728
Yamazaki Baking Co. Ltd.	11,294	202,586
Yaskawa Electric Corp.	25,024	960,380
Yokogawa Electric Corp.	24,848	441,137
Yokohama Rubber Co. Ltd. (The)	12,483	244,823
Z Holdings Corp.	274,404	1,164,238
ZOZO, Inc.	11,807	226,784

		380,400,279

Luxembourg (0.2%)
ArcelorMittal SA	67,541	1,185,049
Eurofins Scientific SE (x)	1,159	642,485
SES SA (FDR)	38,248	536,285
Tenaris SA	49,106	553,576

		2,917,395

Macau (0.2%)
Galaxy Entertainment Group Ltd.	228,796	1,685,368
Sands China Ltd.	255,446	1,365,364
SJM Holdings Ltd.	207,100	235,742
Wynn Macau Ltd.	157,800	388,815

		3,675,289

Malta (0.0%)
BGP Holdings plc (r)*	810,676	—

Netherlands (4.2%)
ABN AMRO Bank NV (CVA) (m)	44,702	813,307
Adyen NV (m)*	1,120	918,358
Aegon NV	183,818	838,569
Akzo Nobel NV	23,770	2,416,717
Altice Europe NV, Class A*	69,770	449,844
ASML Holding NV	44,380	13,127,262
EXOR NV	11,014	853,442
Heineken Holding NV	11,880	1,151,349
Heineken NV	27,025	2,877,399
ING Groep NV	406,249	4,870,409
Koninklijke Ahold Delhaize NV	123,416	3,086,425
Koninklijke DSM NV	18,915	2,463,289
Koninklijke KPN NV	366,304	1,081,034
Koninklijke Philips NV	94,385	4,607,534
Koninklijke Vopak NV	7,681	416,401
NN Group NV	31,518	1,195,664
NXP Semiconductors NV	29,064	3,698,685
Randstad NV	12,246	747,806
Royal Dutch Shell plc, Class A	446,091	13,206,439
Royal Dutch Shell plc, Class B	389,495	11,554,142
Wolters Kluwer NV	29,222	2,131,246

		72,505,321

New Zealand (0.2%)
a2 Milk Co. Ltd. (x)*	76,839	776,955
Auckland International Airport Ltd.	102,003	600,849
Fisher & Paykel Healthcare Corp. Ltd.	59,925	895,581
Fletcher Building Ltd.	89,280	305,926
Mercury NZ Ltd.	63,342	215,341
Meridian Energy Ltd.	133,306	448,708
Ryman Healthcare Ltd.	40,158	441,471

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Spark New Zealand Ltd.	193,470	$563,956

		4,248,787

Norway (0.6%)
Aker BP ASA	11,444	375,414
DNB ASA	98,858	1,846,698
Equinor ASA	105,371	2,106,388
Gjensidige Forsikring ASA	20,910	438,835
Mowi ASA	45,889	1,192,791
Norsk Hydro ASA	139,601	519,014
Orkla ASA	80,103	811,678
Schibsted ASA, Class B	10,234	293,522
Telenor ASA	75,153	1,347,811
Yara International ASA	17,880	743,770

		9,675,921

Portugal (0.1%)
Banco Espirito Santo SA (Registered) (r)*	106,365	—
EDP - Energias de Portugal SA	267,243	1,158,298
Galp Energia SGPS SA	52,142	871,466
Jeronimo Martins SGPS SA	25,853	425,275

		2,455,039

Russia (0.0%)
Evraz plc	53,521	286,411

Singapore (1.1%)
Ascendas REIT (REIT)	303,660	670,560
CapitaLand Commercial Trust (REIT)	269,717	399,076
CapitaLand Ltd.	256,569	715,368
CapitaLand Mall Trust (REIT)	275,122	503,216
City Developments Ltd.	47,236	384,575
ComfortDelGro Corp. Ltd.	226,617	401,017
DBS Group Holdings Ltd.	187,182	3,601,822
Genting Singapore Ltd.	626,138	428,304
Jardine Cycle & Carriage Ltd.	10,465	234,207
Keppel Corp. Ltd.	146,827	739,075
Mapletree Commercial Trust (REIT)	102,243	181,688
Oversea-Chinese Banking Corp. Ltd.	342,504	2,796,159
SATS Ltd.	71,112	267,539
Sembcorp Industries Ltd.	101,909	173,517
Singapore Airlines Ltd.	56,554	380,124
Singapore Exchange Ltd.	82,160	541,238
Singapore Press Holdings Ltd.	144,143	233,638
Singapore Technologies Engineering Ltd.	155,203	454,664
Singapore Telecommunications Ltd.	867,887	2,174,638
Suntec REIT (REIT)	209,067	286,020
United Overseas Bank Ltd.	133,555	2,622,542
UOL Group Ltd.	49,500	306,212
Venture Corp. Ltd.	29,131	350,884
Wilmar International Ltd.	202,723	621,003

		19,467,086

South Africa (0.2%)
Anglo American plc	108,103	3,111,589

Spain (2.6%)
ACS Actividades de Construccion y Servicios SA	27,780	1,110,883
Aena SME SA (m)	7,060	1,350,224
Amadeus IT Group SA	44,965	3,671,831
Banco Bilbao Vizcaya Argentaria SA	695,198	3,885,761
Banco de Sabadell SA	599,913	699,839
Banco Santander SA	1,732,616	7,249,163
Bankia SA	136,270	290,805
Bankinter SA	72,587	531,841
CaixaBank SA	370,324	1,162,268
Cellnex Telecom SA (m)	26,833	1,154,882
Enagas SA	21,054	537,034
Endesa SA	32,653	871,353
Ferrovial SA	51,352	1,553,514
Grifols SA	31,666	1,116,386
Iberdrola SA	630,148	6,488,764
Industria de Diseno Textil SA	113,730	4,012,106
Mapfre SA (x)	104,174	275,771
Naturgy Energy Group SA (x)	31,748	797,703
Red Electrica Corp. SA	46,205	929,020
Repsol SA	150,492	2,351,480
Siemens Gamesa Renewable Energy SA (x)	25,055	439,409
Telefonica SA	487,201	3,403,014

		43,883,051

Sweden (2.2%)
Alfa Laval AB	32,343	814,588
Assa Abloy AB, Class B	104,500	2,443,374
Atlas Copco AB, Class A	70,013	2,792,641
Atlas Copco AB, Class B	41,074	1,426,091
Boliden AB*	28,075	744,862
Electrolux AB	23,968	588,302
Epiroc AB, Class A	67,356	822,322
Epiroc AB, Class B	38,691	458,731
Essity AB, Class B	63,202	2,036,478
Hennes & Mauritz AB, Class B	83,760	1,703,396
Hexagon AB, Class B	27,597	1,546,859
Husqvarna AB, Class B	44,020	352,579
ICA Gruppen AB	9,436	440,451
Industrivarden AB, Class C	18,661	450,071
Investor AB, Class B	47,489	2,591,872
Kinnevik AB, Class B	25,650	627,123
L E Lundbergforetagen AB, Class B	7,492	328,753
Lundin Petroleum AB	19,715	669,982
Sandvik AB	117,693	2,295,091
Securitas AB, Class B	32,421	558,848
Skandinaviska Enskilda Banken AB, Class A	169,620	1,595,086
Skanska AB, Class B	34,595	781,923
SKF AB, Class B	39,699	802,766
Svenska Handelsbanken AB, Class A	159,799	1,721,452
Swedbank AB, Class A	93,691	1,394,909
Swedish Match AB	18,151	935,616
Tele2 AB, Class B	53,425	774,879
Telefonaktiebolaget LM Ericsson, Class B	320,084	2,787,217

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Telia Co. AB	283,360	$1,217,682
Volvo AB, Class B	156,353	2,619,140

		38,323,084

Switzerland (8.8%)
ABB Ltd. (Registered)	192,145	4,639,831
Adecco Group AG (Registered)	16,481	1,042,536
Alcon, Inc.*	43,309	2,452,297
Baloise Holding AG (Registered)	5,110	924,003
Barry Callebaut AG (Registered)	319	704,714
Chocoladefabriken Lindt & Spruengli AG	111	861,919
Chocoladefabriken Lindt & Spruengli AG (Registered)	11	971,792
Cie Financiere Richemont SA (Registered)	54,424	4,277,216
Clariant AG (Registered)*	19,871	443,494
Coca-Cola HBC AG*	20,919	710,744
Credit Suisse Group AG (Registered)*	266,491	3,608,560
Dufry AG (Registered)*	4,308	427,417
EMS-Chemie Holding AG (Registered)	870	572,179
Geberit AG (Registered)	3,871	2,172,688
Givaudan SA (Registered)	963	3,015,967
Glencore plc*	1,130,477	3,524,201
Julius Baer Group Ltd.*	23,765	1,226,066
Kuehne + Nagel International AG (Registered)	5,632	949,723
LafargeHolcim Ltd. (Registered)*	51,374	2,850,572
Lonza Group AG (Registered)*	7,765	2,833,848
Nestle SA (Registered)	310,280	33,592,828
Novartis AG (Registered)	223,980	21,268,611
Pargesa Holding SA	4,008	333,172
Partners Group Holding AG	1,968	1,804,508
Roche Holding AG	73,251	23,766,082
Schindler Holding AG	4,264	1,084,725
Schindler Holding AG (Registered)	2,050	502,438
SGS SA (Registered)	552	1,512,040
Sika AG (Registered)	13,304	2,499,827
Sonova Holding AG (Registered)	5,808	1,329,275
STMicroelectronics NV	71,146	1,912,913
Straumann Holding AG (Registered)	1,080	1,060,583
Swatch Group AG (The)	3,023	843,366
Swatch Group AG (The) (Registered)	5,503	290,844
Swiss Life Holding AG (Registered)	3,533	1,773,436
Swiss Prime Site AG (Registered)*	8,072	933,309
Swiss Re AG	30,722	3,450,590
Swisscom AG (Registered)	2,710	1,435,365
Temenos AG (Registered)*	6,854	1,084,969
UBS Group AG (Registered)*	402,347	5,082,343
Vifor Pharma AG	4,784	873,211
Zurich Insurance Group AG	15,599	6,400,458

		151,044,660

United Arab Emirates (0.0%)
NMC Health plc	10,036	234,899

United Kingdom (12.9%)
3i Group plc	101,232	1,472,329
Admiral Group plc	20,036	612,801
Ashtead Group plc	47,927	1,532,506
Associated British Foods plc	37,233	1,281,303
AstraZeneca plc	136,778	13,782,069
Auto Trader Group plc (m)	98,519	775,943
AVEVA Group plc	6,757	416,727
Aviva plc	407,682	2,261,045
BAE Systems plc	333,461	2,494,735
Barclays plc	1,798,419	4,279,358
Barratt Developments plc	107,407	1,062,198
Berkeley Group Holdings plc	12,488	803,757
BP plc	2,123,954	13,267,945
British American Tobacco plc	239,155	10,236,898
British Land Co. plc (The) (REIT)	94,715	801,435
BT Group plc	875,500	2,231,702
Bunzl plc	35,078	959,488
Burberry Group plc	43,002	1,255,978
Centrica plc	567,978	671,843
CK Hutchison Holdings Ltd.	281,255	2,681,782
CNH Industrial NV	106,322	1,167,569
Coca-Cola European Partners plc	24,431	1,243,049
Compass Group plc	165,399	4,140,754
Croda International plc	13,051	885,113
DCC plc	10,419	903,138
Diageo plc	246,626	10,455,419
Direct Line Insurance Group plc	144,804	599,398
easyJet plc	15,579	293,959
Experian plc	94,992	3,211,090
Fiat Chrysler Automobiles NV	113,251	1,676,082
G4S plc	155,948	450,320
GlaxoSmithKline plc	520,110	12,256,202
GVC Holdings plc	60,468	708,208
Halma plc	39,613	1,110,294
Hargreaves Lansdown plc	29,790	763,548
HSBC Holdings plc	2,104,991	16,503,776
Imperial Brands plc	99,401	2,460,848
Informa plc	130,157	1,477,519
InterContinental Hotels Group plc	17,690	1,220,348
Intertek Group plc	17,078	1,323,811
ITV plc	362,822	725,697
J Sainsbury plc	183,314	558,238
JD Sports Fashion plc	45,340	502,920
Johnson Matthey plc	20,453	811,678
Kingfisher plc	223,105	641,289
Land Securities Group plc (REIT)	74,228	973,392
Legal & General Group plc	621,090	2,492,768
Lloyds Banking Group plc	7,310,217	6,051,946
London Stock Exchange Group plc	32,818	3,368,981
M&G plc*	266,098	836,067

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Marks & Spencer Group plc	210,095	$594,153
Meggitt plc	81,326	707,534
Melrose Industries plc	505,353	1,607,207
Micro Focus International plc	36,138	509,224
Mondi plc	50,695	1,190,244
National Grid plc	361,167	4,517,548
Next plc	13,873	1,289,640
Ocado Group plc*	48,246	817,366
Pearson plc	81,151	684,728
Persimmon plc	33,191	1,184,851
Prudential plc	270,623	5,194,190
Reckitt Benckiser Group plc	73,954	6,003,936
RELX plc (London Stock Exchange)	110,524	2,789,654
RELX plc (Turquoise Stock Exchange)	92,157	2,321,746
Rentokil Initial plc	192,313	1,153,962
Rolls-Royce Holdings plc*	182,486	1,651,438
Rolls-Royce International Ltd. (Preference) (q)(r)*	8,394,356	11,119
Royal Bank of Scotland Group plc	504,132	1,604,659
RSA Insurance Group plc	107,566	805,878
Sage Group plc (The)	114,557	1,136,549
Schroders plc	12,375	546,507
Segro plc (REIT)	114,718	1,363,344
Severn Trent plc	24,821	826,879
Smith & Nephew plc	90,822	2,204,549
Smiths Group plc	41,952	937,459
Spirax-Sarco Engineering plc	7,832	922,272
SSE plc	106,476	2,028,833
St James’s Place plc	55,469	855,607
Standard Chartered plc	284,072	2,680,631
Standard Life Aberdeen plc	249,537	1,084,491
Taylor Wimpey plc	340,877	873,251
Tesco plc	1,019,888	3,447,608
Unilever NV	153,002	8,792,213
Unilever plc	115,714	6,668,219
United Utilities Group plc	68,606	857,320
Vodafone Group plc	2,790,877	5,425,417
Weir Group plc (The)	26,864	537,141
Whitbread plc	14,195	911,179
Wm Morrison Supermarkets plc	248,044	656,461
WPP plc	131,656	1,859,886

		221,950,156

United States (0.3%)
Carnival plc	16,740	808,013
CyberArk Software Ltd.*	3,980	463,988
Ferguson plc	23,882	2,166,936
James Hardie Industries plc (CHDI)	46,327	906,053
QIAGEN NV*	24,015	820,520

		5,165,510

Total Common Stocks (90.3%) (Cost $1,232,370,189)		1,549,927,317

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/7/20 (x)* (Cost $71,121)	150,492	71,405

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.8%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,424,427, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $1,452,779. (xx)	$1,424,292	1,424,292
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $100,015, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $102,001. (xx)	100,000	100,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $3,401,051, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $3,468,000. (xx)	3,400,000	3,400,000
NBC Global Finance Ltd., 1.74%, dated 12/31/19, due 1/7/20, repurchase price $3,701,752, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 1/21/20-5/15/48; total market value $4,015,628. (xx)	3,700,500	3,700,500
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $500,048, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $544,445. (xx)	500,000	500,000
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $4,000,376, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $4,417,492. (xx)	4,000,000	4,000,000

Total Repurchase Agreements		13,124,792

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Value (Note 1)
Total Short-Term Investments (0.8%) (Cost $13,124,792)	$13,124,792

Total Investments in Securities (91.1%) (Cost $1,245,566,102)	1,563,123,514
Other Assets Less Liabilities (8.9%)	153,257,080

Net Assets (100%)	$1,716,380,594

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $14,109,508 or 0.8% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $17,322,938. This was collateralized by $5,137,786 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 5/15/49 and by cash of $13,124,792 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHDI	— Clearing House Electronic Subregister System (CHESS)
Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Denmark Krone
EUR	— European Currency Unit
FDR	— Finnish Depositary Receipt
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Insurance
AXA SA	203,275	4,279,650	357,626	(296,795)	19,774	1,365,166	5,725,421	269,920	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,522	3/2020	EUR	63,662,510	(294,542)
FTSE 100 Index	402	3/2020	GBP	39,931,365	200,053
MSCI EAFE E-Mini Index	64	3/2020	USD	6,516,800	61,384
SPI 200 Index	136	3/2020	AUD	15,754,427	(429,948)
TOPIX Index	242	3/2020	JPY	38,330,680	35,684

					(427,369)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	1,756,218	USD	1,198,496	HSBC Bank plc	3/20/2020	36,289
EUR	3,425,747	USD	3,824,692	HSBC Bank plc	3/20/2020	36,629
GBP	3,400,607	USD	4,493,052	HSBC Bank plc	3/20/2020	20,983

Total unrealized appreciation						93,901

USD	773,504	JPY	84,197,300	HSBC Bank plc	1/6/2020	(1,400)
JPY	483,046,562	USD	4,471,796	HSBC Bank plc	3/19/2020	(6,760)

Total unrealized depreciation						(8,160)

Net unrealized appreciation						85,741

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 13,717,636, CAD 1,607, CHF 47,432, DKK 91,077, EUR 59,200,311, GBP 34,702,201, HKD 113,329, ILS 90,845, JPY 35,103,290, NOK 20,247, NZD 36,510, SEK 83,101 and SGD 89,555.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Australia	$—	$116,612,717	$—		$116,612,717
Austria	—	3,453,545	—		3,453,545
Belgium	—	15,315,475	—		15,315,475
Chile	—	496,614	—		496,614
China	612,815	5,778,624	—		6,391,439
Colombia	—	467,310	—		467,310
Denmark	—	28,516,207	—		28,516,207
Finland	—	17,379,577	—		17,379,577
France	—	172,718,576	—		172,718,576
Germany	—	133,849,250	—		133,849,250
Hong Kong	2,963,898	42,240,877	—		45,204,775
Ireland	796,528	9,114,930	—		9,911,458
Israel	3,142,497	5,107,221	—		8,249,718
Italy	—	32,016,179	—		32,016,179
Japan	—	380,400,279	—		380,400,279
Luxembourg	—	2,917,395	—		2,917,395
Macau	—	3,675,289	—		3,675,289
Malta	—	—	—	(a)	—	(a)
Netherlands	3,698,685	68,806,636	—		72,505,321
New Zealand	—	4,248,787	—		4,248,787
Norway	—	9,675,921	—		9,675,921
Portugal	—	2,455,039	—	(a)	2,455,039
Russia	—	286,411	—		286,411

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Singapore	$—	$19,467,086	$—	$19,467,086
South Africa	—	3,111,589	—	3,111,589
Spain	—	43,883,051	—	43,883,051
Sweden	—	38,323,084	—	38,323,084
Switzerland	—	151,044,660	—	151,044,660
United Arab Emirates	—	234,899	—	234,899
United Kingdom	1,243,049	220,695,988	11,119	221,950,156
United States	463,988	4,701,522	—	5,165,510
Forward Currency Contracts	—	93,901	—	93,901
Futures	297,121	—	—	297,121
Rights
Spain	—	71,405	—	71,405
Short-Term Investments
Repurchase Agreements	—	13,124,792	—	13,124,792

Total Assets	$13,218,581	$1,550,284,836	$11,119	$1,563,514,536

Liabilities:
Forward Currency Contracts	$—	$(8,160)	$—	$(8,160)
Futures	(724,490)	—	—	(724,490)

Total Liabilities	$(724,490)	$(8,160)	$—	$(732,650)

Total	$12,494,091	$1,550,276,676	$11,119	$1,562,781,886

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$93,901
Equity contracts	Receivables, Net assets – Unrealized appreciation	297,121	*

Total		$391,022

	Liability Derivatives
Foreign exchange contracts	Payables	$(8,160)
Equity contracts	Payables, Net assets – Unrealized depreciation	(724,490	)*

Total		$(732,650)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(44,793)	$(44,793)
Equity contracts	31,196,717	—	31,196,717

Total	$31,196,717	$(44,793)	$31,151,924

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(123,686)	$(123,686)
Equity contracts	4,407,732	—	4,407,732

Total	$4,407,732	$(123,686)	$4,284,046

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $18,540,000 and futures contracts with an average notional balance of approximately $164,230,000 respectively, during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
HSBC Bank plc	$93,901	$(8,160)	$—	$85,741

Total	$93,901	$(8,160)	$—	$85,741

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
HSBC Bank plc	$8,160	$(8,160)	$—	$—

Total	$8,160	$(8,160)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$150,807,854
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 16%)*	$129,546,382

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$495,292,568
Aggregate gross unrealized depreciation	(191,777,677)

Net unrealized appreciation	$303,514,891

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,259,266,995

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $5,021,968)	$5,725,421
Unaffiliated Issuers (Cost $1,227,419,342)	1,544,273,301
Repurchase Agreements (Cost $13,124,792)	13,124,792
Cash	10,189,783
Foreign cash (Cost $146,847,362)	143,297,141
Cash held as collateral at broker for futures	9,194,950
Dividends, interest and other receivables	4,823,360
Receivable for securities sold	2,045,902
Unrealized appreciation on forward foreign currency contracts	93,901
Securities lending income receivable	9,910
Other assets	75,849

Total assets	1,732,854,310

LIABILITIES
Payable for return of collateral on securities loaned	13,124,792
Payable for securities purchased	996,554
Payable for Portfolio shares redeemed	724,361
Investment management fees payable	648,440
Due to broker for futures variation margin	632,438
Administrative fees payable	177,152
Unrealized depreciation on forward foreign currency contracts	8,160
Accrued expenses	161,819

Total liabilities	16,473,716

NET ASSETS	$1,716,380,594

Net assets were comprised of:
Paid in capital	$1,419,409,922
Total distributable earnings (loss)	296,970,672

Net assets	$1,716,380,594

Class K
Net asset value, offering and redemption price per share, $1,716,380,594 / 159,322,758 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.77

(x)	Includes value of securities on loan of $17,322,938.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($269,920 of dividend income received from affiliates) (net of $4,303,715 foreign withholding tax)	$50,112,410
Interest	370,903
Securities lending (net)	397,513

Total income	50,880,826

EXPENSES
Investment management fees	7,424,857
Administrative fees	2,032,403
Custodian fees	445,000
Professional fees	114,335
Printing and mailing expenses	89,103
Trustees’ fees	51,245
Miscellaneous	139,818

Total expenses	10,296,761

NET INVESTMENT INCOME (LOSS)	40,584,065

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($19,774 of realized gain (loss) from affiliates)	2,312,595
Futures contracts	31,196,717
Forward foreign currency contracts	(44,793)
Foreign currency transactions	(319,213)

Net realized gain (loss)	33,145,306

Change in unrealized appreciation (depreciation) on:
Investments in securities ($1,365,166 of change in unrealized appreciation (depreciation) from affiliates)	244,931,446
Futures contracts	4,407,732
Forward foreign currency contracts	(123,686)
Foreign currency translations	775,492

Net change in unrealized appreciation (depreciation)	249,990,984

NET REALIZED AND UNREALIZED GAIN (LOSS)	283,136,290

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$323,720,355

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$40,584,065	$34,986,393
Net realized gain (loss)	33,145,306	930,542
Net change in unrealized appreciation (depreciation)	249,990,984	(260,007,633)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	323,720,355	(224,090,698)

Distributions to shareholders:
Class K	(58,505,380)	(50,842,486)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 18,186,208 and 15,784,232 shares, respectively ]	172,648,627	152,282,176
Capital shares issued in reinvestment of dividends and distributions [ 5,493,267 and 5,304,746 shares, respectively ]	58,505,380	50,842,486
Capital shares repurchased [ (20,864,557) and (17,936,084) shares, respectively ]	(214,519,153)	(192,717,431)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	16,634,854	10,407,231

TOTAL INCREASE (DECREASE) IN NET ASSETS	281,849,829	(264,525,953)
NET ASSETS:
Beginning of year	1,434,530,765	1,699,056,718

End of year	$1,716,380,594	$1,434,530,765

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.17	$11.08	$9.11	$9.21	$9.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25	0.24	0.21	0.22	0.16
Net realized and unrealized gain (loss)	1.73	(1.80)	2.02	(0.24)	(0.34)

Total from investment operations	1.98	(1.56)	2.23	(0.02)	(0.18)

Less distributions:
Dividends from net investment income	(0.28)	(0.23)	(0.25)	(0.08)	(0.03)
Distributions from net realized gains	(0.10)	(0.12)	(0.01)	—	(0.18)

Total dividends and distributions	(0.38)	(0.35)	(0.26)	(0.08)	(0.21)

Net asset value, end of year	$10.77	$9.17	$11.08	$9.11	$9.21

Total return	21.62%	(14.18)%	24.56%	(0.25)%	(1.80)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,716,381	$1,434,531	$1,699,057	$1,563,651	$1,798,451
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.62%	0.64%	0.64%	0.62%	0.62%
Before waivers and reimbursements (f)	0.62%	0.64%	0.64%	0.63%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.46%	2.22%	2.08%	2.41%	1.66%
Before waivers and reimbursements (f)	2.46%	2.22%	2.08%	2.40%	1.66%
Portfolio turnover rate^	9%	10%	3%	4%	8%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/500 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IB Shares	29.88%	10.43%	11.69%
Portfolio – Class K Shares*	30.23	10.71	13.88
Volatility Managed Index – Large Cap Core	30.66	11.31	13.03
S&P 500® Index	31.49	11.70	13.56

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 29.88% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Large Cap Core and the S&P 500® Index, which returned 30.66% and 31.49%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, financials, communication services, health care and consumer discretionary.

•	The five stocks that contributed most to performance were Apple, Inc., Microsoft Corp., Facebook Inc., Amazon.com, Inc. and JPMorgan Chase & Co.

What hurt performance during the year:

•	No sector detracted from performance during the year.

•	The five stocks that detracted most from performance were Pfizer Inc., Occidental Petroleum Corp., DuPont de Nemours, Inc., PG&E Corp. and SunTrust Banks, Inc.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 11.9% for 7 days.

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	21.1%
Health Care	13.0
Financials	11.8
Communication Services	9.5
Consumer Discretionary	8.9
Industrials	8.3
Consumer Staples	6.6
Energy	3.9
Investment Company	3.4
Utilities	3.0
Real Estate	2.7
Materials	2.4
Repurchase Agreements	0.0 #
Cash and Other	5.4

100.0%

#	Less than 0.05%.

EQ/500 MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,104.60	$4.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.16	4.09
Class K
Actual	1,000.00	1,105.80	2.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.42	2.82

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.80% and 0.55%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.5%)
Diversified Telecommunication Services (1.9%)
AT&T, Inc.	2,363,039	$92,347,564
CenturyLink, Inc.	315,794	4,171,639
Verizon Communications, Inc.	1,337,854	82,144,235

		178,663,438

Entertainment (1.7%)
Activision Blizzard, Inc.	247,186	14,687,792
Electronic Arts, Inc.*	94,848	10,197,109
Live Nation Entertainment, Inc.*	45,584	3,257,888
Netflix, Inc.*	141,868	45,904,229
Take-Two Interactive Software, Inc.*	36,028	4,410,908
Walt Disney Co. (The)	583,044	84,325,654

		162,783,580

Interactive Media & Services (4.5%)
Alphabet, Inc., Class A*	96,924	129,819,036
Alphabet, Inc., Class C*	96,685	129,269,779
Facebook, Inc., Class A*	778,450	159,776,862
Twitter, Inc.*	255,251	8,180,795

		427,046,472

Media (1.3%)
Charter Communications, Inc., Class A*	50,719	24,602,773
Comcast Corp., Class A	1,468,548	66,040,604
Discovery, Inc., Class A (x)*	55,762	1,825,648
Discovery, Inc., Class C*	106,984	3,261,942
DISH Network Corp., Class A*	82,793	2,936,668
Fox Corp., Class A	115,679	4,288,220
Fox Corp., Class B	49,649	1,807,224
Interpublic Group of Cos., Inc. (The)	124,382	2,873,224
News Corp., Class A	136,787	1,934,168
News Corp., Class B	31,926	463,246
Omnicom Group, Inc.	69,797	5,654,953
ViacomCBS, Inc.	173,193	7,268,910

		122,957,580

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	104,434	8,189,714

Total Communication Services		899,640,784

Consumer Discretionary (8.9%)
Auto Components (0.1%)
Aptiv plc	82,794	7,862,946
BorgWarner, Inc.	66,425	2,881,517

		10,744,463

Automobiles (0.3%)
Ford Motor Co.	1,264,715	11,761,849
General Motors Co.	405,211	14,830,723
Harley-Davidson, Inc.	49,793	1,851,802

		28,444,374

Distributors (0.1%)
Genuine Parts Co.	47,728	5,070,145
LKQ Corp.*	94,683	3,380,183

		8,450,328

Diversified Consumer Services (0.0%)
H&R Block, Inc.	61,353	1,440,568

Hotels, Restaurants & Leisure (1.7%)
Carnival Corp.	132,346	6,727,147
Chipotle Mexican Grill, Inc.*	8,390	7,023,353
Darden Restaurants, Inc.	40,039	4,364,652
Hilton Worldwide Holdings, Inc.	89,809	9,960,716
Las Vegas Sands Corp.	111,497	7,697,753
Marriott International, Inc., Class A	88,318	13,373,995
McDonald’s Corp.	243,430	48,104,202
MGM Resorts International	167,011	5,556,456
Norwegian Cruise Line Holdings Ltd.*	67,526	3,944,194
Royal Caribbean Cruises Ltd.	54,632	7,293,918
Starbucks Corp.	382,033	33,588,341
Wynn Resorts Ltd.	31,780	4,413,289
Yum! Brands, Inc.	98,121	9,883,728

		161,931,744

Household Durables (0.3%)
DR Horton, Inc.	109,809	5,792,425
Garmin Ltd.	46,492	4,535,759
Leggett & Platt, Inc.	42,889	2,180,048
Lennar Corp., Class A	90,291	5,037,335
Mohawk Industries, Inc.*	18,298	2,495,481
Newell Brands, Inc.	118,951	2,286,238
NVR, Inc.*	1,135	4,322,545
PulteGroup, Inc.	81,251	3,152,539
Whirlpool Corp.	20,390	3,008,137

		32,810,507

Internet & Direct Marketing Retail (3.1%)
Amazon.com, Inc.*	134,721	248,942,853
Booking Holdings, Inc.*	13,540	27,807,504
eBay, Inc.	246,436	8,898,804
Expedia Group, Inc.	43,760	4,732,206

		290,381,367

Leisure Products (0.1%)
Hasbro, Inc.	41,165	4,347,436

Multiline Retail (0.5%)
Dollar General Corp.	81,268	12,676,183
Dollar Tree, Inc.*	75,721	7,121,560
Kohl’s Corp.	52,197	2,659,437
Macy’s, Inc.	105,064	1,786,088
Nordstrom, Inc.	33,235	1,360,308
Target Corp.	162,642	20,852,331

		46,455,907

Specialty Retail (2.0%)
Advance Auto Parts, Inc.	22,340	3,577,974
AutoZone, Inc.*	7,671	9,138,539
Best Buy Co., Inc.	71,828	6,306,498
CarMax, Inc.*	53,035	4,649,579
Gap, Inc. (The)	60,072	1,062,073

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Home Depot, Inc. (The)	352,836	$77,052,326
L Brands, Inc.	77,833	1,410,334
Lowe’s Cos., Inc.	246,514	29,522,517
O’Reilly Automotive, Inc.*	24,085	10,555,492
Ross Stores, Inc.	117,638	13,695,416
Tiffany & Co.	34,305	4,584,863
TJX Cos., Inc. (The)	394,074	24,062,159
Tractor Supply Co.	37,721	3,524,650
Ulta Beauty, Inc.*	17,908	4,533,231

		193,675,651

Textiles, Apparel & Luxury Goods (0.7%)
Capri Holdings Ltd.*	47,304	1,804,648
Hanesbrands, Inc. (x)	127,108	1,887,554
NIKE, Inc., Class B	403,808	40,909,788
PVH Corp.	23,691	2,491,109
Ralph Lauren Corp.	15,917	1,865,791
Tapestry, Inc.	91,422	2,465,651
Under Armour, Inc., Class A*	53,133	1,147,673
Under Armour, Inc., Class C*	64,537	1,237,819
VF Corp.	106,871	10,650,764

		64,460,797

Total Consumer Discretionary		843,143,142

Consumer Staples (6.6%)
Beverages (1.6%)
Brown-Forman Corp., Class B	58,092	3,927,019
Coca-Cola Co. (The)	1,247,362	69,041,487
Constellation Brands, Inc., Class A	53,897	10,226,956
Molson Coors Brewing Co., Class B	60,839	3,279,222
Monster Beverage Corp.*	122,802	7,804,067
PepsiCo, Inc.	450,771	61,606,873

		155,885,624

Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	142,909	42,003,813
Kroger Co. (The)	263,209	7,630,429
Sysco Corp.	165,788	14,181,505
Walgreens Boots Alliance, Inc.	240,129	14,158,006
Walmart, Inc.	458,703	54,512,265

		132,486,018

Food Products (1.1%)
Archer-Daniels-Midland Co.	182,445	8,456,326
Campbell Soup Co.	57,480	2,840,662
Conagra Brands, Inc.	151,828	5,198,591
General Mills, Inc.	194,258	10,404,458
Hershey Co. (The)	49,085	7,214,513
Hormel Foods Corp.	93,301	4,208,808
JM Smucker Co. (The)	38,420	4,000,675
Kellogg Co.	81,534	5,638,891
Kraft Heinz Co. (The)	205,674	6,608,306
Lamb Weston Holdings, Inc.	47,618	4,096,576
McCormick & Co., Inc. (Non-Voting)	39,738	6,744,731
Mondelez International, Inc., Class A	465,279	25,627,567
Tyson Foods, Inc., Class A	97,368	8,864,383

		99,904,487

Household Products (1.5%)
Church & Dwight Co., Inc.	79,240	5,573,742
Clorox Co. (The)	40,460	6,212,228
Colgate-Palmolive Co.	276,740	19,050,782
Kimberly-Clark Corp.	111,014	15,269,976
Procter & Gamble Co. (The)	806,726	100,760,077

		146,866,805

Personal Products (0.2%)
Coty, Inc., Class A	80,456	905,130
Estee Lauder Cos., Inc. (The), Class A	72,610	14,996,869

		15,901,999

Tobacco (0.8%)
Altria Group, Inc.	607,097	30,300,211
Philip Morris International, Inc.	504,379	42,917,609

		73,217,820

Total Consumer Staples		624,262,753

Energy (3.9%)
Energy Equipment & Services (0.4%)
Baker Hughes Co.	212,776	5,453,449
Halliburton Co.	281,562	6,889,822
Helmerich & Payne, Inc.	36,513	1,658,786
National Oilwell Varco, Inc.	124,969	3,130,473
Schlumberger Ltd.	451,011	18,130,642
TechnipFMC plc	141,159	3,026,449

		38,289,621

Oil, Gas & Consumable Fuels (3.5%)
Apache Corp.	123,472	3,159,649
Cabot Oil & Gas Corp.	123,412	2,148,603
Chevron Corp.	611,612	73,705,362
Cimarex Energy Co.	32,003	1,679,837
Concho Resources, Inc.	64,170	5,619,367
ConocoPhillips	353,022	22,957,021
Devon Energy Corp.	123,358	3,203,607
Diamondback Energy, Inc.	52,957	4,917,587
EOG Resources, Inc.	189,014	15,831,813
Exxon Mobil Corp.	1,368,689	95,507,118
Hess Corp.	83,590	5,584,648
HollyFrontier Corp.	45,067	2,285,348
Kinder Morgan, Inc.	627,896	13,292,558
Marathon Oil Corp.	253,012	3,435,903
Marathon Petroleum Corp.	207,864	12,523,806
Noble Energy, Inc.	147,811	3,671,625
Occidental Petroleum Corp.	287,282	11,838,891
ONEOK, Inc.	132,871	10,054,349
Phillips 66	142,275	15,850,858
Pioneer Natural Resources Co.	52,603	7,962,516
Valero Energy Corp.	133,516	12,503,773
Williams Cos., Inc. (The)	399,473	9,475,500

		337,209,739

Total Energy		375,499,360

Financials (11.8%)
Banks (5.1%)
Bank of America Corp.	2,618,784	92,233,573
Citigroup, Inc.	706,225	56,420,315

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Citizens Financial Group, Inc.	141,358	$5,740,548
Comerica, Inc.	45,364	3,254,867
Fifth Third Bancorp	225,819	6,941,676
First Republic Bank	54,740	6,429,213
Huntington Bancshares, Inc.	330,767	4,987,966
JPMorgan Chase & Co.	1,014,598	141,434,961
KeyCorp	319,037	6,457,309
M&T Bank Corp.	41,931	7,117,787
People’s United Financial, Inc.	140,265	2,370,479
PNC Financial Services Group, Inc. (The)‡	141,741	22,626,116
Regions Financial Corp.	312,044	5,354,675
SVB Financial Group*	16,729	4,199,648
Truist Financial Corp.	436,711	24,595,564
US Bancorp	458,115	27,161,638
Wells Fargo & Co.	1,244,992	66,980,570
Zions Bancorp NA (x)	55,569	2,885,142

		487,192,047

Capital Markets (2.5%)
Ameriprise Financial, Inc.	40,261	6,706,677
Bank of New York Mellon Corp. (The)	271,240	13,651,509
BlackRock, Inc.‡	37,831	19,017,644
Cboe Global Markets, Inc.	35,299	4,235,880
Charles Schwab Corp. (The)	369,620	17,579,127
CME Group, Inc.	116,630	23,409,974
E*TRADE Financial Corp.	72,512	3,289,869
Franklin Resources, Inc.	92,346	2,399,149
Goldman Sachs Group, Inc. (The)	102,971	23,676,122
Intercontinental Exchange, Inc.	180,528	16,707,866
Invesco Ltd.	115,093	2,069,372
MarketAxess Holdings, Inc.	12,299	4,662,674
Moody’s Corp.	52,289	12,413,932
Morgan Stanley	397,927	20,342,028
MSCI, Inc.	27,471	7,092,463
Nasdaq, Inc.	37,587	4,025,568
Northern Trust Corp.	68,528	7,280,415
Raymond James Financial, Inc.	39,799	3,560,419
S&P Global, Inc.	79,340	21,663,787
State Street Corp.	116,770	9,236,507
T. Rowe Price Group, Inc.	75,954	9,254,235

		232,275,217

Consumer Finance (0.6%)
American Express Co.	216,960	27,009,350
Capital One Financial Corp.	151,204	15,560,404
Discover Financial Services	102,327	8,679,376
Synchrony Financial	192,310	6,925,083

		58,174,213

Diversified Financial Services (1.5%)
Berkshire Hathaway, Inc., Class B*	632,962	143,365,893

Insurance (2.1%)
Aflac, Inc.	238,759	12,630,351
Allstate Corp. (The)	103,860	11,679,057
American International Group, Inc.	280,186	14,381,947
Aon plc	76,091	15,848,994
Arthur J Gallagher & Co.	61,655	5,871,406
Assurant, Inc.	19,313	2,531,548
Chubb Ltd.	146,970	22,877,350
Cincinnati Financial Corp.	47,570	5,001,986
Everest Re Group Ltd.	13,222	3,660,379
Globe Life, Inc.	31,959	3,363,685
Hartford Financial Services Group, Inc. (The)	115,516	7,019,907
Lincoln National Corp.	61,644	3,637,613
Loews Corp.	82,065	4,307,592
Marsh & McLennan Cos., Inc.	163,303	18,193,587
MetLife, Inc.	251,262	12,806,824
Principal Financial Group, Inc.	82,470	4,535,850
Progressive Corp. (The)	188,446	13,641,606
Prudential Financial, Inc.	129,350	12,125,269
Travelers Cos., Inc. (The)	83,873	11,486,407
Unum Group	63,689	1,857,171
Willis Towers Watson plc	41,331	8,346,382
WR Berkley Corp.	46,606	3,220,475

		199,025,386

Total Financials		1,120,032,756

Health Care (13.0%)
Biotechnology (1.8%)
AbbVie, Inc.	479,203	42,428,634
Alexion Pharmaceuticals, Inc.*	72,282	7,817,298
Amgen, Inc.	192,208	46,335,583
Biogen, Inc.*	58,370	17,320,130
Gilead Sciences, Inc.	408,121	26,519,703
Incyte Corp.*	57,164	4,991,560
Regeneron Pharmaceuticals, Inc.*	26,095	9,798,151
Vertex Pharmaceuticals, Inc.*	82,934	18,158,399

		173,369,458

Health Care Equipment & Supplies (3.3%)
Abbott Laboratories	572,926	49,764,352
ABIOMED, Inc.*	14,979	2,555,268
Align Technology, Inc.*	23,429	6,537,628
Baxter International, Inc.	164,574	13,761,678
Becton Dickinson and Co.	87,942	23,917,586
Boston Scientific Corp.*	449,431	20,323,270
Cooper Cos., Inc. (The)	16,083	5,167,307
Danaher Corp.	207,591	31,861,067
Dentsply Sirona, Inc.	69,321	3,922,875
Edwards Lifesciences Corp.*	68,168	15,902,913
Hologic, Inc.*	83,507	4,359,900
IDEXX Laboratories, Inc.*	27,622	7,212,933
Intuitive Surgical, Inc.*	37,598	22,226,058
Medtronic plc	434,789	49,326,812
ResMed, Inc.	47,451	7,353,481
STERIS plc	27,426	4,180,271
Stryker Corp.	104,702	21,981,138
Teleflex, Inc.	15,275	5,750,121
Varian Medical Systems, Inc.*	28,985	4,116,160
Zimmer Biomet Holdings, Inc.	67,436	10,093,820

		310,314,638

Health Care Providers & Services (2.6%)
AmerisourceBergen Corp.	49,015	4,167,255
Anthem, Inc.	81,537	24,626,620

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Cardinal Health, Inc.	93,946	$4,751,789
Centene Corp.*	132,555	8,333,733
Cigna Corp.	120,323	24,604,850
CVS Health Corp.	422,662	31,399,560
DaVita, Inc. (x)*	29,444	2,209,183
HCA Healthcare, Inc.	85,864	12,691,558
Henry Schein, Inc.*	46,442	3,098,610
Humana, Inc.	42,814	15,692,187
Laboratory Corp. of America Holdings*	32,242	5,454,379
McKesson Corp.	57,334	7,930,439
Quest Diagnostics, Inc.	45,159	4,822,530
UnitedHealth Group, Inc.	306,472	90,096,639
Universal Health Services, Inc., Class B	25,006	3,587,361
WellCare Health Plans, Inc.*	16,474	5,439,879

		248,906,572

Health Care Technology (0.1%)
Cerner Corp.	101,480	7,447,617

Life Sciences Tools & Services (1.0%)
Agilent Technologies, Inc.	99,897	8,522,213
Illumina, Inc.*	47,381	15,718,173
IQVIA Holdings, Inc.*	58,309	9,009,324
Mettler-Toledo International, Inc.*	7,719	6,123,328
PerkinElmer, Inc.	36,659	3,559,589
Thermo Fisher Scientific, Inc.	129,921	42,207,435
Waters Corp.*	20,488	4,787,021

		89,927,083

Pharmaceuticals (4.2%)
Allergan plc	107,018	20,458,631
Bristol-Myers Squibb Co.	759,437	48,748,261
Eli Lilly & Co.	273,744	35,978,174
Johnson & Johnson	852,111	124,297,432
Merck & Co., Inc.	822,163	74,775,725
Mylan NV*	173,142	3,480,154
Perrigo Co. plc	41,456	2,141,617
Pfizer, Inc.	1,790,191	70,139,683
Zoetis, Inc.	153,896	20,368,136

		400,387,813

Total Health Care		1,230,353,181

Industrials (8.3%)
Aerospace & Defense (2.2%)
Arconic, Inc.	129,590	3,987,484
Boeing Co. (The)	173,013	56,360,715
General Dynamics Corp.	76,724	13,530,278
Huntington Ingalls Industries, Inc.	12,806	3,212,769
L3Harris Technologies, Inc.	70,677	13,984,858
Lockheed Martin Corp.	80,716	31,429,196
Northrop Grumman Corp.	50,699	17,438,935
Raytheon Co.	89,762	19,724,302
Textron, Inc.	75,447	3,364,936
TransDigm Group, Inc.	15,976	8,946,560
United Technologies Corp.	263,053	39,394,817

		211,374,850

Air Freight & Logistics (0.5%)
CH Robinson Worldwide, Inc.	45,074	3,524,787
Expeditors International of Washington, Inc.	57,021	4,448,778
FedEx Corp.	77,255	11,681,729
United Parcel Service, Inc., Class B	227,169	26,592,403

		46,247,697

Airlines (0.3%)
Alaska Air Group, Inc.	38,324	2,596,451
American Airlines Group, Inc.	128,690	3,690,829
Delta Air Lines, Inc.	185,751	10,862,718
Southwest Airlines Co.	150,212	8,108,444
United Airlines Holdings, Inc.*	70,597	6,218,890

		31,477,332

Building Products (0.2%)
Allegion plc	28,854	3,593,477
AO Smith Corp.	44,307	2,110,786
Fortune Brands Home & Security, Inc.	43,997	2,874,764
Johnson Controls International plc	249,541	10,158,814
Masco Corp.	91,261	4,379,615

		23,117,456

Commercial Services & Supplies (0.4%)
Cintas Corp.	27,617	7,431,182
Copart, Inc.*	65,675	5,972,485
Republic Services, Inc.	69,891	6,264,330
Rollins, Inc.	50,196	1,664,499
Waste Management, Inc.	125,725	14,327,621

		35,660,117

Construction & Engineering (0.1%)
Jacobs Engineering Group, Inc.	43,372	3,896,107
Quanta Services, Inc.	49,953	2,033,586

		5,929,693

Electrical Equipment (0.5%)
AMETEK, Inc.	75,522	7,532,564
Eaton Corp. plc	132,792	12,578,058
Emerson Electric Co.	195,118	14,879,699
Rockwell Automation, Inc.	37,735	7,647,753

		42,638,074

Industrial Conglomerates (1.2%)
3M Co.	186,850	32,964,077
General Electric Co.	2,835,674	31,646,122
Honeywell International, Inc.	230,735	40,840,095
Roper Technologies, Inc.	33,573	11,892,564

		117,342,858

Machinery (1.5%)
Caterpillar, Inc.	178,775	26,401,492
Cummins, Inc.	49,276	8,818,433
Deere & Co.	101,478	17,582,078
Dover Corp.	47,224	5,443,038
Flowserve Corp.	45,535	2,266,277
Fortive Corp.	95,963	7,330,614
IDEX Corp.	25,563	4,396,836

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Illinois Tool Works, Inc.	95,031	$17,070,418
Ingersoll-Rand plc	77,568	10,310,339
PACCAR, Inc.	111,079	8,786,349
Parker-Hannifin Corp.	41,962	8,636,619
Pentair plc	55,855	2,562,069
Snap-on, Inc.	16,791	2,844,395
Stanley Black & Decker, Inc.	48,728	8,076,179
Westinghouse Air Brake Technologies Corp.	58,528	4,553,478
Xylem, Inc.	57,225	4,508,758

		139,587,372

Professional Services (0.3%)
Equifax, Inc.	39,693	5,561,783
IHS Markit Ltd.*	129,094	9,727,233
Nielsen Holdings plc	119,130	2,418,339
Robert Half International, Inc.	35,547	2,244,793
Verisk Analytics, Inc.	53,543	7,996,112

		27,948,260

Road & Rail (0.9%)
CSX Corp.	251,552	18,202,303
JB Hunt Transport Services, Inc.	27,818	3,248,586
Kansas City Southern	31,582	4,837,099
Norfolk Southern Corp.	83,613	16,231,792
Old Dominion Freight Line, Inc.	20,613	3,911,935
Union Pacific Corp.	224,562	40,598,564

		87,030,279

Trading Companies & Distributors (0.2%)
Fastenal Co.	185,152	6,841,366
United Rentals, Inc.*	23,884	3,983,135
WW Grainger, Inc.	14,337	4,853,361

		15,677,862

Total Industrials		784,031,850

Information Technology (21.1%)
Communications Equipment (0.9%)
Arista Networks, Inc.*	17,571	3,573,941
Cisco Systems, Inc.	1,373,312	65,864,044
F5 Networks, Inc.*	19,428	2,713,120
Juniper Networks, Inc.	110,322	2,717,231
Motorola Solutions, Inc.	55,424	8,931,023

		83,799,359

Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp., Class A	95,946	10,384,236
CDW Corp.	45,237	6,461,653
Corning, Inc.	247,221	7,196,603
FLIR Systems, Inc.	44,390	2,311,387
IPG Photonics Corp.*	10,939	1,585,280
Keysight Technologies, Inc.*	60,845	6,244,522
TE Connectivity Ltd.	108,263	10,375,926
Zebra Technologies Corp., Class A*	17,442	4,455,385

		49,014,992

IT Services (4.9%)
Accenture plc, Class A	205,453	43,262,238
Akamai Technologies, Inc.*	51,081	4,412,377
Alliance Data Systems Corp.	13,414	1,505,051
Automatic Data Processing, Inc.	139,875	23,848,688
Broadridge Financial Solutions, Inc.	37,237	4,600,259
Cognizant Technology Solutions Corp., Class A	177,934	11,035,467
DXC Technology Co.	82,545	3,102,867
Fidelity National Information Services, Inc.	199,624	27,765,702
Fiserv, Inc.*	184,045	21,281,123
FleetCor Technologies, Inc.*	27,832	8,007,823
Gartner, Inc.*	28,935	4,458,884
Global Payments, Inc.	97,683	17,833,009
International Business Machines Corp.	287,256	38,503,794
Jack Henry & Associates, Inc.	23,793	3,465,926
Leidos Holdings, Inc.	43,106	4,219,646
Mastercard, Inc., Class A	287,016	85,700,107
Paychex, Inc.	102,245	8,696,960
PayPal Holdings, Inc.*	379,184	41,016,333
VeriSign, Inc.*	33,332	6,422,410
Visa, Inc., Class A	553,750	104,049,625
Western Union Co. (The) (x)	133,157	3,565,944

		466,754,233

Semiconductors & Semiconductor Equipment (3.9%)
Advanced Micro Devices, Inc.*	360,239	16,520,561
Analog Devices, Inc.	119,348	14,183,316
Applied Materials, Inc.	298,140	18,198,466
Broadcom, Inc.	128,326	40,553,582
Intel Corp.	1,407,149	84,217,868
KLA Corp.	50,931	9,074,376
Lam Research Corp.	47,520	13,894,848
Maxim Integrated Products, Inc.	87,961	5,410,481
Microchip Technology, Inc. (x)	78,328	8,202,508
Micron Technology, Inc.*	360,729	19,400,006
NVIDIA Corp.	197,971	46,582,576
Qorvo, Inc.*	37,777	4,390,821
QUALCOMM, Inc.	370,847	32,719,831
Skyworks Solutions, Inc.	54,374	6,572,729
Texas Instruments, Inc.	303,015	38,873,794
Xilinx, Inc.	80,639	7,884,075

		366,679,838

Software (6.4%)
Adobe, Inc.*	156,555	51,633,405
ANSYS, Inc.*	27,839	7,166,037
Autodesk, Inc.*	70,812	12,991,170
Cadence Design Systems, Inc.*	92,714	6,430,643
Citrix Systems, Inc.	39,595	4,391,085
Fortinet, Inc.*	45,217	4,827,367
Intuit, Inc.	83,911	21,978,808
Microsoft Corp.	2,467,785	389,169,694
NortonLifeLock, Inc.	182,806	4,665,209
Oracle Corp.	700,812	37,129,020
salesforce.com, Inc.*	286,929	46,666,133
ServiceNow, Inc.*	61,381	17,329,084
Synopsys, Inc.*	49,826	6,935,779

		611,313,434

Technology Hardware, Storage & Peripherals (4.5%)
Apple, Inc.	1,351,079	396,744,349
Hewlett Packard Enterprise Co.	410,172	6,505,328

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
HP, Inc.	486,284	$9,993,136
NetApp, Inc.	72,352	4,503,912
Seagate Technology plc	76,055	4,525,273
Western Digital Corp.	93,286	5,920,862
Xerox Holdings Corp.	56,227	2,073,090

		430,265,950

Total Information Technology		2,007,827,806

Materials (2.4%)
Chemicals (1.7%)
Air Products & Chemicals, Inc.	71,141	16,717,424
Albemarle Corp. (x)	36,784	2,686,703
Celanese Corp.	37,992	4,677,575
CF Industries Holdings, Inc.	71,264	3,402,143
Corteva, Inc.	237,200	7,011,632
Dow, Inc.	239,838	13,126,334
DuPont de Nemours, Inc.	240,162	15,418,400
Eastman Chemical Co.	43,400	3,439,884
Ecolab, Inc.	80,790	15,591,662
FMC Corp.	41,929	4,185,353
International Flavors & Fragrances, Inc. (x)	34,434	4,442,675
Linde plc	173,206	36,875,557
LyondellBasell Industries NV, Class A	82,179	7,764,272
Mosaic Co. (The)	114,863	2,485,635
PPG Industries, Inc.	76,179	10,169,135
Sherwin-Williams Co. (The)	26,498	15,462,643

		163,457,027

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	20,686	5,784,633
Vulcan Materials Co.	43,898	6,320,873

		12,105,506

Containers & Packaging (0.3%)
Amcor plc	509,428	5,522,200
Avery Dennison Corp.	25,991	3,400,143
Ball Corp.	106,385	6,879,918
International Paper Co.	127,904	5,889,979
Packaging Corp. of America	29,884	3,346,709
Sealed Air Corp.	51,152	2,037,384
Westrock Co.	81,820	3,510,896

		30,587,229

Metals & Mining (0.3%)
Freeport-McMoRan, Inc.	478,679	6,280,269
Newmont Goldcorp Corp.	264,694	11,500,954
Nucor Corp.	98,862	5,563,953

		23,345,176

Total Materials		229,494,938

Real Estate (2.7%)
Equity Real Estate Investment Trusts (REITs) (2.6%)
Alexandria Real Estate Equities, Inc. (REIT)	38,082	6,153,290
American Tower Corp. (REIT)	143,876	33,065,582
Apartment Investment & Management Co. (REIT), Class A	48,631	2,511,791
AvalonBay Communities, Inc. (REIT)	44,860	9,407,142
Boston Properties, Inc. (REIT)	46,931	6,469,908
Crown Castle International Corp. (REIT)	133,948	19,040,708
Digital Realty Trust, Inc. (REIT)	67,080	8,032,159
Duke Realty Corp. (REIT)	121,943	4,227,764
Equinix, Inc. (REIT)	27,804	16,229,195
Equity Residential (REIT)	112,237	9,082,218
Essex Property Trust, Inc. (REIT)	21,239	6,389,966
Extra Space Storage, Inc. (REIT)	42,130	4,449,771
Federal Realty Investment Trust (REIT)	23,787	3,062,101
Healthpeak Properties, Inc. (REIT)	159,768	5,507,203
Host Hotels & Resorts, Inc. (REIT)	235,168	4,362,366
Iron Mountain, Inc. (REIT)	94,746	3,019,555
Kimco Realty Corp. (REIT)	134,550	2,786,530
Mid-America Apartment Communities, Inc. (REIT)	36,443	4,805,374
Prologis, Inc. (REIT)	203,658	18,154,074
Public Storage (REIT)	48,343	10,295,125
Realty Income Corp. (REIT)	105,450	7,764,284
Regency Centers Corp. (REIT)	54,043	3,409,573
SBA Communications Corp. (REIT)	36,306	8,749,383
Simon Property Group, Inc. (REIT)	98,991	14,745,699
SL Green Realty Corp. (REIT)	25,914	2,380,978
UDR, Inc. (REIT)	96,485	4,505,850
Ventas, Inc. (REIT)	123,352	7,122,344
Vornado Realty Trust (REIT)	53,834	3,579,961
Welltower, Inc. (REIT)	130,567	10,677,769
Weyerhaeuser Co. (REIT)	240,245	7,255,399

		247,243,062

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	109,635	6,719,529

Total Real Estate		253,962,591

Utilities (3.0%)
Electric Utilities (1.8%)
Alliant Energy Corp.	77,397	4,235,164
American Electric Power Co., Inc.	158,868	15,014,615
Duke Energy Corp.	237,044	21,620,783
Edison International	118,296	8,920,701
Entergy Corp.	65,421	7,837,436
Evergy, Inc.	72,209	4,700,084
Eversource Energy	104,176	8,862,252
Exelon Corp.	312,932	14,266,570
FirstEnergy Corp.	178,193	8,660,180
NextEra Energy, Inc.	158,731	38,438,299
Pinnacle West Capital Corp.	34,392	3,092,873
PPL Corp.	236,018	8,468,326
Southern Co. (The)	341,062	21,725,649
Xcel Energy, Inc.	168,894	10,723,080

		176,566,012

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Gas Utilities (0.0%)
Atmos Energy Corp.	38,544	$4,311,532

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	206,438	4,108,116
NRG Energy, Inc.	81,788	3,251,073

		7,359,189

Multi-Utilities (1.0%)
Ameren Corp.	81,679	6,272,947
CenterPoint Energy, Inc.	156,590	4,270,209
CMS Energy Corp.	92,693	5,824,828
Consolidated Edison, Inc.	106,812	9,663,282
Dominion Energy, Inc.	267,783	22,177,788
DTE Energy Co.	62,143	8,070,512
NiSource, Inc.	127,056	3,537,239
Public Service Enterprise Group, Inc.	162,824	9,614,757
Sempra Energy	91,188	13,813,158
WEC Energy Group, Inc.	103,909	9,583,527

		92,828,247

Water Utilities (0.1%)
American Water Works Co., Inc.	58,073	7,134,268

Total Utilities		288,199,248

Total Common Stocks (91.2%) (Cost $4,470,805,392)		8,656,448,409

SHORT-TERM INVESTMENTS:
Investment Company (3.4%)
JPMorgan Prime Money Market Fund, IM Shares	323,793,565	323,890,703

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.0%)
Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $1,000,088, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $1,020,000. (xx)	$1,000,000	1,000,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $316,520, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $322,821. (xx)	316,491	316,491
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $400,038, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $408,000. (xx)	$400,000	$400,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $300,046, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $306,002. (xx)	300,000	300,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $200,019, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $217,778. (xx)	200,000	200,000
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $1,000,303, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $1,020,000. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		3,216,491

Total Short-Term Investments (3.4%) (Cost $327,089,519)		327,107,194

Total Investments in Securities (94.6%) (Cost $4,797,894,911)		8,983,555,603
Other Assets Less Liabilities (5.4%)		513,008,234

Net Assets (100%)		$9,496,563,837

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $16,267,855. This was collateralized by $13,882,630 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $3,216,491 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	141,741	18,887,512	—	(2,796,921)	659,771	5,875,754	22,626,116	653,912	—
Capital Markets
BlackRock, Inc.	37,831	16,795,805	—	(2,242,485)	214,384	4,249,940	19,017,644	536,828	—

Total		35,683,317	—	(5,039,406)	874,155	10,125,694	41,643,760	1,190,740	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	5,222	3/2020	USD	843,640,210	15,189,299

					15,189,299

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$899,640,784	$—	$—	$899,640,784
Consumer Discretionary	843,143,142	—	—	843,143,142
Consumer Staples	624,262,753	—	—	624,262,753
Energy	375,499,360	—	—	375,499,360
Financials	1,120,032,756	—	—	1,120,032,756
Health Care	1,230,353,181	—	—	1,230,353,181
Industrials	784,031,850	—	—	784,031,850
Information Technology	2,007,827,806	—	—	2,007,827,806
Materials	229,494,938	—	—	229,494,938
Real Estate	253,962,591	—	—	253,962,591
Utilities	288,199,248	—	—	288,199,248
Futures	15,189,299	—	—	15,189,299
Short-Term Investments
Investment Company	323,890,703	—	—	323,890,703
Repurchase Agreements	—	3,216,491	—	3,216,491

Total Assets	$8,995,528,411	$3,216,491	$—	$8,998,744,902

Total Liabilities	$—	$—	$—	$—

Total	$8,995,528,411	$3,216,491	$—	$8,998,744,902

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$15,189,299	*

Total		$15,189,299

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$161,578,690	$161,578,690

Total	$161,578,690	$161,578,690

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$21,598,777	$21,598,777

Total	$21,598,777	$21,598,777

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $801,611,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 47%)*	$359,888,378
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 6%)*	$1,090,652,256

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,453,105,261
Aggregate gross unrealized depreciation	(265,038,694)

Net unrealized appreciation	$4,188,066,567

Federal income tax cost of investments in securities and derivative instruments, if applicable	$4,810,678,335

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $19,482,690)	$41,643,760
Unaffiliated Issuers (Cost $4,775,195,730)	8,938,695,352
Repurchase Agreements (Cost $3,216,491)	3,216,491
Cash	475,067,611
Cash held as collateral at broker for futures	36,396,800
Dividends, interest and other receivables	9,327,538
Due from broker for futures variation margin	2,164,470
Receivable for Portfolio shares sold	643,487
Securities lending income receivable	20,738
Other assets	39,154

Total assets	9,507,215,401

LIABILITIES
Investment management fees payable	3,232,791
Payable for return of collateral on securities loaned	3,216,491
Payable for Portfolio shares redeemed	3,091,088
Administrative fees payable	978,913
Distribution fees payable – Class IB	44,587
Accrued expenses	87,694

Total liabilities	10,651,564

NET ASSETS	$9,496,563,837

Net assets were comprised of:
Paid in capital	$5,195,723,788
Total distributable earnings (loss)	4,300,840,049

Net assets	$9,496,563,837

Class IB
Net asset value, offering and redemption price per share, $212,696,880 / 7,802,416 shares outstanding (unlimited amount authorized: $0.01 par value)	$27.26

Class K
Net asset value, offering and redemption price per share, $9,283,866,957 / 337,883,520 shares outstanding (unlimited amount authorized: $0.01 par value)	$27.48

(x)	Includes value of securities on loan of $16,267,855.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($1,190,740 of dividend income received from affiliates)	$192,269,325
Interest	9,629,492
Securities lending (net)	177,554

Total income	202,076,371

EXPENSES
Investment management fees	38,057,170
Administrative fees	11,228,858
Printing and mailing expenses	560,455
Distribution fees – Class IB	503,485
Professional fees	302,088
Trustees’ fees	289,551
Custodian fees	152,000
Miscellaneous	249,440

Total expenses	51,343,047

NET INVESTMENT INCOME (LOSS)	150,733,324

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($874,155 of realized gain (loss) from affiliates)	183,193,643
Futures contracts	161,578,690

Net realized gain (loss)	344,772,333

Change in unrealized appreciation (depreciation) on:
Investments in securities ($10,125,694 of change in unrealized appreciation (depreciation) from affiliates)	1,854,151,998
Futures contracts	21,598,777

Net change in unrealized appreciation (depreciation)	1,875,750,775

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,220,523,108

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,371,256,432

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$150,733,324	$120,299,930
Net realized gain (loss)	344,772,333	41,307,449
Net change in unrealized appreciation (depreciation)	1,875,750,775	(680,001,583)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,371,256,432	(518,394,204)

Distributions to shareholders:
Class IB	(6,692,881)	(6,644,745)
Class K	(310,809,857)	(307,409,081)

Total distributions to shareholders	(317,502,738)	(314,053,826)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 852,022 and 685,249 shares, respectively ]	20,999,567	16,491,882
Capital shares issued in reinvestment of dividends and distributions [ 250,405 and 279,321 shares, respectively ]	6,692,881	6,644,746
Capital shares repurchased [ (1,567,825) and (1,860,156) shares, respectively ]	(39,648,296)	(45,692,059)

Total Class IB transactions	(11,955,848)	(22,555,431)

Class K
Capital shares sold [ 21,434,720 and 29,062,920 shares, respectively ]	499,889,378	729,109,875
Capital shares issued in reinvestment of dividends and distributions [ 11,538,086 and 12,871,802 shares, respectively ]	310,809,857	307,409,080
Capital shares repurchased [ (54,419,743) and (43,868,209) shares, respectively ]	(1,382,112,874)	(1,060,631,500)

Total Class K transactions	(571,413,639)	(24,112,545)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(583,369,487)	(46,667,976)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,470,384,207	(879,116,006)
NET ASSETS:
Beginning of year	8,026,179,630	8,905,295,636

End of year	$9,496,563,837	$8,026,179,630

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	January 1, 2015 to April 13, 2015‡
Net asset value, beginning of year	$19.32

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04
Net realized and unrealized gain (loss)	0.33

Total from investment operations	0.37

Net asset value, end of year	$19.69

Total return (b)	1.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.83%
Before waivers and reimbursements (a)(f)	0.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.70%
Before waivers and reimbursements (a)(f)	0.70%
Portfolio turnover rate^	4%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$21.68	$23.87	$20.40	$18.72	$19.18

Income (loss) from investment operations:
Net investment income (loss) (e)	0.36	0.27	0.25	0.23	0.19
Net realized and unrealized gain (loss)	6.10	(1.65)	3.97	1.84	(0.13)

Total from investment operations	6.46	(1.38)	4.22	2.07	0.06

Less distributions:
Dividends from net investment income	(0.40)	(0.27)	(0.26)	(0.24)	(0.18)
Distributions from net realized gains	(0.48)	(0.54)	(0.49)	(0.15)	(0.34)

Total dividends and distributions	(0.88)	(0.81)	(0.75)	(0.39)	(0.52)

Net asset value, end of year	$27.26	$21.68	$23.87	$20.40	$18.72

Total return	29.88%	(6.04)%	20.75%	11.04%	0.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$212,697	$179,216	$218,739	$202,834	$191,919
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.81%	0.81%	0.82%	0.82%	0.83%
Before waivers and reimbursements (f)	0.81%	0.81%	0.82%	0.83%	0.84%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.41%	1.11%	1.10%	1.20%	0.99%
Before waivers and reimbursements (f)	1.41%	1.11%	1.10%	1.19%	0.99%
Portfolio turnover rate^	4%	10%	4%	4%	4%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$21.84	$24.04	$20.54	$18.85	$19.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.42	0.34	0.30	0.28	0.24
Net realized and unrealized gain (loss)	6.16	(1.66)	4.01	1.85	(0.13)

Total from investment operations	6.58	(1.32)	4.31	2.13	0.11

Less distributions:
Dividends from net investment income	(0.46)	(0.34)	(0.32)	(0.29)	(0.23)
Distributions from net realized gains	(0.48)	(0.54)	(0.49)	(0.15)	(0.34)

Total dividends and distributions	(0.94)	(0.88)	(0.81)	(0.44)	(0.57)

Net asset value, end of year	$27.48	$21.84	$24.04	$20.54	$18.85

Total return	30.23%	(5.79)%	21.03%	11.31%	0.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$9,283,867	$7,846,963	$8,686,557	$7,591,743	$6,915,188
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.56%	0.56%	0.57%	0.57%	0.58%
Before waivers and reimbursements (f)	0.56%	0.56%	0.57%	0.58%	0.59%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.66%	1.37%	1.35%	1.44%	1.26%
Before waivers and reimbursements (f)	1.66%	1.37%	1.35%	1.44%	1.26%
Portfolio turnover rate^	4%	10%	4%	4%	4%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/400 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IB Shares	24.90%	7.93%	10.75%
Portfolio – Class K Shares*	25.24	8.19	11.96
Volatility Managed Index – Mid Cap Core	25.71	8.85	11.89
S&P MidCap 400® Index	26.20	9.03	12.72

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 24.90% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Mid Cap Core and the S&P MidCap 400® Index, which returned 25.71% and 26.20%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, industrials, financials, consumer discretionary and real estate.

•	The five stocks that contributed most to performance were Teradyne, Inc., Fair Isaac Corp., Teledyne Technologies, Inc., Zebra Technologies Corp. and Universal Display Corp.

What hurt performance during the year:

•	The only sector that detracted from performance was energy.

•	The five stocks that detracted most from performance were Covetrus, Inc., Green Dot Corp., EQT Corp., GrubHub Inc. and Etsy, Inc.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 8.8% for 5 days.

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

EQ/400 MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	15.0%
Industrials	14.2
Information Technology	14.1
Consumer Discretionary	12.4
Real Estate	10.1
Health Care	8.8
Materials	5.5
Utilities	4.1
Investment Company	3.6
Consumer Staples	2.6
Energy	1.9
Communication Services	1.8
Repurchase Agreements	0.8
Cash and Other	5.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,065.50	$4.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33
Class K
Actual	1,000.00	1,066.80	3.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.85% and 0.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.8%)
Entertainment (0.3%)
Cinemark Holdings, Inc.	35,987	$1,218,160
World Wrestling Entertainment, Inc., Class A (x)	16,003	1,038,115

		2,256,275

Interactive Media & Services (0.3%)
TripAdvisor, Inc.	34,983	1,062,783
Yelp, Inc.*	21,673	754,871

		1,817,654

Media (1.1%)
AMC Networks, Inc., Class A*	14,740	582,230
Cable One, Inc.	1,692	2,518,491
John Wiley & Sons, Inc., Class A	14,732	714,797
Meredith Corp. (x)	13,754	446,592
New York Times Co. (The), Class A	48,440	1,558,315
TEGNA, Inc.	73,166	1,221,141

		7,041,566

Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	32,671	830,823

Total Communication Services		11,946,318

Consumer Discretionary (12.4%)
Auto Components (1.3%)
Adient plc*	29,072	617,780
Dana, Inc.	48,359	880,134
Delphi Technologies plc*	29,901	383,630
Gentex Corp.	85,857	2,488,136
Goodyear Tire & Rubber Co. (The)	78,413	1,219,714
Lear Corp.	18,417	2,526,812
Visteon Corp.*	9,401	814,033

		8,930,239

Automobiles (0.2%)
Thor Industries, Inc.	18,559	1,378,748

Distributors (0.4%)
Pool Corp.	13,461	2,858,847

Diversified Consumer Services (1.0%)
Adtalem Global Education, Inc.*	18,263	638,657
Graham Holdings Co., Class B	1,465	936,120
Grand Canyon Education, Inc.*	16,237	1,555,342
Service Corp. International	61,601	2,835,494
WW International, Inc.*	15,416	589,046

		6,554,659

Hotels, Restaurants & Leisure (4.1%)
Boyd Gaming Corp.	26,810	802,691
Brinker International, Inc.	12,474	523,908
Caesars Entertainment Corp.*	187,168	2,545,485
Cheesecake Factory, Inc. (The) (x)	14,094	547,693
Choice Hotels International, Inc.	10,686	1,105,253
Churchill Downs, Inc.	11,991	1,645,165
Cracker Barrel Old Country Store, Inc. (x)	8,120	1,248,369
Domino’s Pizza, Inc.	13,892	4,081,192
Dunkin’ Brands Group, Inc.	27,868	2,105,149
Eldorado Resorts, Inc. (x)*	21,982	1,311,006
Jack in the Box, Inc.	7,973	622,133
Marriott Vacations Worldwide Corp.	12,635	1,626,883
Papa John’s International, Inc.	7,528	475,393
Penn National Gaming, Inc.*	37,172	950,116
Scientific Games Corp., Class A*	18,543	496,581
Six Flags Entertainment Corp.	26,444	1,192,889
Texas Roadhouse, Inc.	22,040	1,241,293
Wendy’s Co. (The)	62,209	1,381,662
Wyndham Destinations, Inc.	31,084	1,606,732
Wyndham Hotels & Resorts, Inc.	32,480	2,040,069

		27,549,662

Household Durables (0.9%)
Helen of Troy Ltd.*	8,461	1,521,203
KB Home	28,796	986,839
Tempur Sealy International, Inc.*	15,501	1,349,517
Toll Brothers, Inc.	43,608	1,722,952
TRI Pointe Group, Inc.*	47,694	743,073

		6,323,584

Internet & Direct Marketing Retail (0.5%)
Etsy, Inc.*	40,582	1,797,782
Grubhub, Inc. (x)*	30,776	1,496,945

		3,294,727

Leisure Products (0.8%)
Brunswick Corp.	27,164	1,629,297
Mattel, Inc. (x)*	116,429	1,577,613
Polaris, Inc.	19,363	1,969,217

		5,176,127

Multiline Retail (0.2%)
Dillard’s, Inc., Class A (x)	3,505	257,547
Ollie’s Bargain Outlet Holdings, Inc.*	18,429	1,203,598

		1,461,145

Specialty Retail (2.1%)
Aaron’s, Inc.	22,771	1,300,452
American Eagle Outfitters, Inc.	53,371	784,554
AutoNation, Inc.*	19,832	964,430
Bed Bath & Beyond, Inc. (x)	42,513	735,475
Dick’s Sporting Goods, Inc.	22,151	1,096,253
Five Below, Inc.*	18,757	2,398,270
Foot Locker, Inc.	36,985	1,442,045
Murphy USA, Inc.*	9,764	1,142,388
RH*	5,519	1,178,307
Sally Beauty Holdings, Inc.*	40,220	734,015
Urban Outfitters, Inc.*	23,603	655,455
Williams-Sonoma, Inc.	26,375	1,936,980

		14,368,624

Textiles, Apparel & Luxury Goods (0.9%)
Carter’s, Inc.	15,081	1,648,957
Columbia Sportswear Co.	9,789	980,760
Deckers Outdoor Corp.*	9,447	1,595,220
Skechers U.S.A., Inc., Class A*	45,063	1,946,271

		6,171,208

Total Consumer Discretionary		84,067,570

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Consumer Staples (2.6%)
Beverages (0.2%)
Boston Beer Co., Inc. (The), Class A*	3,096	$1,169,824

Food & Staples Retailing (0.5%)
BJ’s Wholesale Club Holdings, Inc.*	41,651	947,144
Casey’s General Stores, Inc.	12,403	1,971,953
Sprouts Farmers Market, Inc.*	39,618	766,608

		3,685,705

Food Products (1.5%)
Flowers Foods, Inc.	65,161	1,416,600
Hain Celestial Group, Inc. (The)*	26,775	694,945
Ingredion, Inc.	22,551	2,096,115
Lancaster Colony Corp.	6,681	1,069,628
Pilgrim’s Pride Corp.*	17,399	569,208
Post Holdings, Inc.*	22,167	2,418,420
Sanderson Farms, Inc.	6,647	1,171,334
Tootsie Roll Industries, Inc. (x)	5,791	197,705
TreeHouse Foods, Inc.*	18,949	919,027

		10,552,982

Household Products (0.2%)
Energizer Holdings, Inc. (x)	21,577	1,083,597

Personal Products (0.2%)
Edgewell Personal Care Co.*	18,087	559,973
Nu Skin Enterprises, Inc., Class A	18,669	765,056

		1,325,029

Total Consumer Staples		17,817,137

Energy (1.9%)
Energy Equipment & Services (0.5%)
Apergy Corp.*	25,905	875,071
Core Laboratories NV	14,842	559,098
Patterson-UTI Energy, Inc.	65,692	689,766
Transocean Ltd.*	193,848	1,333,674

		3,457,609

Oil, Gas & Consumable Fuels (1.4%)
Antero Midstream Corp. (x)	100,776	764,890
Chesapeake Energy Corp. (x)*	374,616	309,283
CNX Resources Corp.*	62,311	551,452
EQT Corp.	85,996	937,356
Equitrans Midstream Corp.	68,743	918,407
Matador Resources Co.*	37,637	676,337
Murphy Oil Corp. (x)	50,438	1,351,738
PBF Energy, Inc., Class A	34,343	1,077,340
World Fuel Services Corp.	22,028	956,456
WPX Energy, Inc.*	142,342	1,955,779

		9,499,038

Total Energy		12,956,647

Financials (15.0%)
Banks (6.6%)
Associated Banc-Corp.	54,791	1,207,594
BancorpSouth Bank	31,529	990,326
Bank of Hawaii Corp.	13,689	1,302,645
Bank OZK	40,734	1,242,591
Cathay General Bancorp	25,531	971,454
Commerce Bancshares, Inc.	34,938	2,373,688
Cullen/Frost Bankers, Inc.	19,206	1,877,963
East West Bancorp, Inc.	49,052	2,388,832
First Financial Bankshares, Inc. (x)	45,725	1,604,947
First Horizon National Corp.	105,371	1,744,944
FNB Corp.	109,880	1,395,476
Fulton Financial Corp.	56,303	981,361
Hancock Whitney Corp.	29,450	1,292,266
Home BancShares, Inc.	52,504	1,032,229
International Bancshares Corp.	19,401	835,601
PacWest Bancorp	39,923	1,527,853
Pinnacle Financial Partners, Inc.	24,311	1,555,904
Prosperity Bancshares, Inc.	31,923	2,294,944
Signature Bank	18,433	2,518,132
Sterling Bancorp	69,114	1,456,923
Synovus Financial Corp.	49,404	1,936,637
TCF Financial Corp.	51,697	2,419,420
Texas Capital Bancshares, Inc.*	16,936	961,457
Trustmark Corp.	21,589	745,036
UMB Financial Corp.	14,549	998,643
Umpqua Holdings Corp.	74,621	1,320,792
United Bankshares, Inc.	34,294	1,325,806
Valley National Bancorp	132,024	1,511,675
Webster Financial Corp.	31,047	1,656,668
Wintrust Financial Corp.	19,093	1,353,694

		44,825,501

Capital Markets (2.4%)
Affiliated Managers Group, Inc.	15,365	1,302,030
Eaton Vance Corp.	38,096	1,778,702
Evercore, Inc., Class A	13,446	1,005,223
FactSet Research Systems, Inc.	12,888	3,457,850
Federated Investors, Inc., Class B	32,430	1,056,894
Interactive Brokers Group, Inc., Class A	25,865	1,205,826
Janus Henderson Group plc	53,481	1,307,611
Legg Mason, Inc.	27,470	986,448
SEI Investments Co.	42,761	2,799,990
Stifel Financial Corp.	23,429	1,420,969

		16,321,543

Consumer Finance (0.5%)
FirstCash, Inc.	14,467	1,166,474
Green Dot Corp., Class A*	16,364	381,281
Navient Corp.	65,682	898,530
SLM Corp.	143,917	1,282,301

		3,728,586

Diversified Financial Services (0.3%)
Jefferies Financial Group, Inc.	85,062	1,817,775

Insurance (4.7%)
Alleghany Corp.*	4,875	3,897,904
American Financial Group, Inc.	25,154	2,758,136
Brighthouse Financial, Inc.*	37,548	1,473,008
Brown & Brown, Inc.	78,974	3,117,894
CNO Financial Group, Inc.	51,037	925,301
First American Financial Corp.	37,885	2,209,453
Genworth Financial, Inc., Class A*	168,510	741,444

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Hanover Insurance Group, Inc. (The)	13,438	$1,836,571
Kemper Corp.	21,096	1,634,940
Mercury General Corp.	9,310	453,676
Old Republic International Corp.	96,530	2,159,376
Primerica, Inc.	14,108	1,841,941
Reinsurance Group of America, Inc.	21,216	3,459,481
RenaissanceRe Holdings Ltd.	14,911	2,922,854
RLI Corp.	13,408	1,206,988
Selective Insurance Group, Inc.	20,068	1,308,233

		31,947,200

Thrifts & Mortgage Finance (0.5%)
LendingTree, Inc.*	2,579	782,572
New York Community Bancorp, Inc.	157,531	1,893,522
Washington Federal, Inc.	26,741	980,058

		3,656,152

Total Financials		102,296,757

Health Care (8.8%)
Biotechnology (0.9%)
Arrowhead Pharmaceuticals, Inc.*	33,382	2,117,420
Exelixis, Inc.*	102,107	1,799,125
Ligand Pharmaceuticals, Inc.*	5,931	618,544
United Therapeutics Corp.*	14,786	1,302,351

		5,837,440

Health Care Equipment & Supplies (3.0%)
Avanos Medical, Inc.*	15,974	538,324
Cantel Medical Corp.	12,386	878,167
Globus Medical, Inc., Class A*	25,835	1,521,165
Haemonetics Corp.*	17,106	1,965,479
Hill-Rom Holdings, Inc.	22,526	2,557,377
ICU Medical, Inc.*	6,476	1,211,789
Integra LifeSciences Holdings Corp.*	23,920	1,394,058
LivaNova plc*	16,300	1,229,509
Masimo Corp.*	16,532	2,613,048
NuVasive, Inc.*	17,538	1,356,389
Penumbra, Inc.*	10,783	1,771,323
West Pharmaceutical Services, Inc.	24,849	3,735,550

		20,772,178

Health Care Providers & Services (2.2%)
Acadia Healthcare Co., Inc.*	29,803	990,056
Amedisys, Inc.*	10,843	1,809,914
Chemed Corp.	5,369	2,358,387
Encompass Health Corp.	33,280	2,305,306
HealthEquity, Inc.*	23,792	1,762,273
MEDNAX, Inc.*	28,170	782,844
Molina Healthcare, Inc.*	21,129	2,866,994
Patterson Cos., Inc.	29,518	604,529
Tenet Healthcare Corp.*	34,814	1,323,976

		14,804,279

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	55,596	545,675

Life Sciences Tools & Services (1.9%)
Bio-Rad Laboratories, Inc., Class A*	7,243	2,680,127
Bio-Techne Corp.	12,829	2,816,094
Charles River Laboratories International, Inc.*	16,453	2,513,360
PRA Health Sciences, Inc.*	21,167	2,352,712
Repligen Corp.*	15,616	1,444,480
Syneos Health, Inc.*	20,922	1,244,336

		13,051,109

Pharmaceuticals (0.7%)
Catalent, Inc.*	49,222	2,771,199
Nektar Therapeutics*	59,069	1,275,004
Prestige Consumer Healthcare, Inc.*	16,758	678,699

		4,724,902

Total Health Care		59,735,583

Industrials (14.2%)
Aerospace & Defense (1.3%)
Axon Enterprise, Inc.*	19,960	1,462,669
Curtiss-Wright Corp.	14,410	2,030,225
Mercury Systems, Inc.*	18,679	1,290,906
Teledyne Technologies, Inc.*	12,254	4,246,501

		9,030,301

Air Freight & Logistics (0.4%)
XPO Logistics, Inc.*	31,056	2,475,163

Airlines (0.3%)
JetBlue Airways Corp.*	97,485	1,824,919

Building Products (1.1%)
Lennox International, Inc.	11,875	2,897,144
Owens Corning	36,658	2,387,169
Resideo Technologies, Inc.*	42,144	502,778
Trex Co., Inc.*	19,682	1,769,018

		7,556,109

Commercial Services & Supplies (1.7%)
Brink’s Co. (The)	16,843	1,527,323
Clean Harbors, Inc.*	17,317	1,484,933
Deluxe Corp.	14,376	717,650
Healthcare Services Group, Inc.	24,729	601,409
Herman Miller, Inc.	19,882	828,085
HNI Corp.	14,717	551,299
KAR Auction Services, Inc.	45,072	982,119
MSA Safety, Inc.	12,010	1,517,584
Stericycle, Inc.*	30,696	1,958,712
Tetra Tech, Inc.	18,414	1,586,550

		11,755,664

Construction & Engineering (1.1%)
AECOM*	53,138	2,291,842
Dycom Industries, Inc.*	10,443	492,387
EMCOR Group, Inc.	18,918	1,632,623
Fluor Corp.	47,062	888,531
MasTec, Inc.*	20,308	1,302,961
Valmont Industries, Inc.	7,293	1,092,346

		7,700,690

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Electrical Equipment (1.2%)
Acuity Brands, Inc.	13,440	$1,854,720
EnerSys	14,310	1,070,817
Hubbell, Inc.	18,328	2,709,245
nVent Electric plc	52,407	1,340,571
Regal Beloit Corp.	14,144	1,210,868

		8,186,221

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	19,071	3,086,451

Machinery (4.1%)
AGCO Corp.	21,312	1,646,352
Colfax Corp.*	28,131	1,023,406
Crane Co.	17,184	1,484,354
Donaldson Co., Inc.	42,990	2,477,084
Graco, Inc.	56,243	2,924,636
ITT, Inc.	29,660	2,192,171
Kennametal, Inc.	27,755	1,023,882
Lincoln Electric Holdings, Inc.	20,835	2,015,369
Nordson Corp.	17,238	2,807,036
Oshkosh Corp.	23,046	2,181,304
Terex Corp.	21,855	650,842
Timken Co. (The)	23,072	1,299,184
Toro Co. (The)	35,920	2,861,746
Trinity Industries, Inc.	34,247	758,571
Woodward, Inc.	18,954	2,244,912

		27,590,849

Marine (0.3%)
Kirby Corp.*	20,177	1,806,447

Professional Services (0.8%)
ASGN, Inc.*	17,830	1,265,395
FTI Consulting, Inc.*	12,645	1,399,296
Insperity, Inc.	13,045	1,122,392
ManpowerGroup, Inc.	20,184	1,959,866

		5,746,949

Road & Rail (0.8%)
Avis Budget Group, Inc.*	19,434	626,552
Knight-Swift Transportation Holdings, Inc.	41,369	1,482,665
Landstar System, Inc.	13,368	1,522,214
Ryder System, Inc.	17,949	974,810
Werner Enterprises, Inc.	15,110	549,853

		5,156,094

Trading Companies & Distributors (0.7%)
GATX Corp.	12,032	996,851
MSC Industrial Direct Co., Inc., Class A	15,197	1,192,508
NOW, Inc.*	37,345	419,758
Watsco, Inc.	10,991	1,980,029

		4,589,146

Total Industrials		96,505,003

Information Technology (14.1%)
Communications Equipment (1.0%)
Ciena Corp.*	52,267	2,231,278
InterDigital, Inc.	10,379	565,552
Lumentum Holdings, Inc.*	25,906	2,054,346
NetScout Systems, Inc.*	22,186	534,017
ViaSat, Inc.*	19,412	1,420,861

		6,806,054

Electronic Equipment, Instruments & Components (3.4%)
Arrow Electronics, Inc.*	27,503	2,330,604
Avnet, Inc.	34,093	1,446,907
Belden, Inc.	12,921	710,655
Cognex Corp.	57,509	3,222,804
Coherent, Inc.*	8,080	1,344,108
II-VI, Inc.*	29,199	983,130
Jabil, Inc.	46,911	1,938,832
Littelfuse, Inc.	8,281	1,584,155
National Instruments Corp.	40,046	1,695,548
SYNNEX Corp.	13,776	1,774,349
Tech Data Corp.*	11,998	1,722,913
Trimble, Inc.*	84,846	3,537,230
Vishay Intertechnology, Inc.	44,535	948,150

		23,239,385

IT Services (2.3%)
CACI International, Inc., Class A*	8,384	2,095,916
CoreLogic, Inc.*	27,010	1,180,607
KBR, Inc.	47,694	1,454,667
LiveRamp Holdings, Inc.*	22,777	1,094,890
MAXIMUS, Inc.	21,519	1,600,798
Perspecta, Inc.	46,491	1,229,222
Sabre Corp.	92,283	2,070,831
Science Applications International Corp.	16,528	1,438,267
WEX, Inc.*	14,574	3,052,670

		15,217,868

Semiconductors & Semiconductor Equipment (3.7%)
Cabot Microelectronics Corp.	9,766	1,409,429
Cirrus Logic, Inc.*	19,590	1,614,412
Cree, Inc.*	36,035	1,663,015
Cypress Semiconductor Corp.	124,431	2,902,975
First Solar, Inc.*	25,563	1,430,506
MKS Instruments, Inc.	18,356	2,019,344
Monolithic Power Systems, Inc.	13,549	2,411,993
Semtech Corp.*	22,419	1,185,965
Silicon Laboratories, Inc.*	14,600	1,693,308
SolarEdge Technologies, Inc.*	16,160	1,536,654
Synaptics, Inc.*	10,898	716,761
Teradyne, Inc.	56,587	3,858,668
Universal Display Corp.	14,283	2,943,298

		25,386,328

Software (3.5%)
ACI Worldwide, Inc.*	39,331	1,490,055
Blackbaud, Inc.	16,565	1,318,574
CDK Global, Inc.	40,853	2,233,842
Ceridian HCM Holding, Inc.*	34,019	2,309,210
CommVault Systems, Inc.*	13,906	620,764
Fair Isaac Corp.*	9,733	3,646,761
j2 Global, Inc.	15,662	1,467,686
LogMeIn, Inc.	16,659	1,428,343
Manhattan Associates, Inc.*	21,671	1,728,262
PTC, Inc.*	34,925	2,615,533
Teradata Corp.*	38,459	1,029,547
Tyler Technologies, Inc.*	13,159	3,947,963

		23,836,540

Technology Hardware, Storage & Peripherals (0.2%)
NCR Corp.*	42,966	1,510,684

Total Information Technology		95,996,859

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Materials (5.5%)
Chemicals (2.3%)
Ashland Global Holdings, Inc.	20,397	$1,560,982
Cabot Corp.	19,442	923,884
Chemours Co. (The)	55,079	996,379
Ingevity Corp.*	14,098	1,231,883
Minerals Technologies, Inc.	12,035	693,577
NewMarket Corp.	2,488	1,210,462
Olin Corp.	55,411	955,840
PolyOne Corp.	25,841	950,690
RPM International, Inc.	43,694	3,353,952
Scotts Miracle-Gro Co. (The)	13,272	1,409,221
Sensient Technologies Corp.	14,243	941,320
Valvoline, Inc.	63,434	1,358,122

		15,586,312

Construction Materials (0.2%)
Eagle Materials, Inc.	14,142	1,282,114

Containers & Packaging (0.9%)
AptarGroup, Inc.	21,545	2,491,033
Greif, Inc., Class A	9,013	398,374
O-I Glass, Inc.	53,361	636,597
Silgan Holdings, Inc.	26,129	812,089
Sonoco Products Co.	33,719	2,081,137

		6,419,230

Metals & Mining (1.8%)
Allegheny Technologies, Inc.*	42,468	877,389
Carpenter Technology Corp.	16,010	796,978
Commercial Metals Co.	39,559	880,979
Compass Minerals International, Inc.	11,321	690,128
Reliance Steel & Aluminum Co.	22,461	2,689,929
Royal Gold, Inc.	22,098	2,701,480
Steel Dynamics, Inc.	71,867	2,446,353
United States Steel Corp. (x)	57,246	653,177
Worthington Industries, Inc.	12,721	536,572

		12,272,985

Paper & Forest Products (0.3%)
Domtar Corp.	19,305	738,223
Louisiana-Pacific Corp.	39,478	1,171,312

		1,909,535

Total Materials		37,470,176

Real Estate (10.1%)
Equity Real Estate Investment Trusts (REITs) (9.7%)
Alexander & Baldwin, Inc. (REIT)	23,309	488,557
American Campus Communities, Inc. (REIT)	46,317	2,178,288
Brixmor Property Group, Inc. (REIT)	100,431	2,170,314
Camden Property Trust (REIT)	32,606	3,459,497
CoreCivic, Inc. (REIT)	39,735	690,594
CoreSite Realty Corp. (REIT)	12,721	1,426,278
Corporate Office Properties Trust (REIT)	37,751	1,109,124
Cousins Properties, Inc. (REIT)	49,421	2,036,145
CyrusOne, Inc. (REIT)	38,125	2,494,519
Douglas Emmett, Inc. (REIT)	55,433	2,433,509
EastGroup Properties, Inc. (REIT)	12,965	1,720,067
EPR Properties (REIT)	26,172	1,848,790
First Industrial Realty Trust, Inc. (REIT)	42,553	1,766,375
GEO Group, Inc. (The) (REIT)	40,468	672,173
Healthcare Realty Trust, Inc. (REIT)	45,141	1,506,355
Highwoods Properties, Inc. (REIT)	34,964	1,710,089
JBG SMITH Properties (REIT)	39,722	1,584,511
Kilroy Realty Corp. (REIT)	32,921	2,762,072
Lamar Advertising Co. (REIT), Class A	28,968	2,585,684
Liberty Property Trust (REIT)	53,159	3,192,198
Life Storage, Inc. (REIT)	15,722	1,702,378
Macerich Co. (The) (REIT) (x)	37,032	996,901
Mack-Cali Realty Corp. (REIT)	30,274	700,238
Medical Properties Trust, Inc. (REIT)	174,176	3,676,855
National Retail Properties, Inc. (REIT)	57,802	3,099,343
Omega Healthcare Investors, Inc. (REIT)	72,976	3,090,535
Park Hotels & Resorts, Inc. (REIT)	80,892	2,092,676
Pebblebrook Hotel Trust (REIT)	44,042	1,180,766
PotlatchDeltic Corp. (REIT)	22,643	979,763
PS Business Parks, Inc. (REIT)	6,746	1,112,213
Rayonier, Inc. (REIT)	43,734	1,432,726
Sabra Health Care REIT, Inc. (REIT)	63,872	1,363,028
Senior Housing Properties Trust (REIT)	79,819	673,672
Service Properties Trust (REIT)	55,603	1,352,821
Spirit Realty Capital, Inc. (REIT)	33,621	1,653,481
Tanger Factory Outlet Centers, Inc. (REIT) (x)	32,109	472,966
Taubman Centers, Inc. (REIT)	20,512	637,718
Urban Edge Properties (REIT)	38,676	741,806
Weingarten Realty Investors (REIT)	40,834	1,275,654

		66,070,679

Real Estate Management & Development (0.4%)
Jones Lang LaSalle, Inc.	17,359	3,022,028

Total Real Estate		69,092,707

Utilities (4.1%)
Electric Utilities (1.4%)
ALLETE, Inc.	17,418	1,413,819
Hawaiian Electric Industries, Inc.	36,744	1,721,824
IDACORP, Inc.	16,988	1,814,318
OGE Energy Corp.	67,546	3,003,771
PNM Resources, Inc.	26,807	1,359,383

		9,313,115

Gas Utilities (1.5%)
National Fuel Gas Co.	29,124	1,355,431
New Jersey Resources Corp.	32,122	1,431,677
ONE Gas, Inc.	17,762	1,661,990
Southwest Gas Holdings, Inc.	18,304	1,390,555

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Spire, Inc.	17,128	$1,426,934
UGI Corp.	70,449	3,181,477

		10,448,064

Multi-Utilities (0.7%)
Black Hills Corp.	20,575	1,615,960
MDU Resources Group, Inc.	67,162	1,995,383
NorthWestern Corp.	17,007	1,218,892

		4,830,235

Water Utilities (0.5%)
Aqua America, Inc.	72,677	3,411,459

Total Utilities		28,002,873

Total Common Stocks (90.5%) (Cost $471,486,281)		615,887,630

SHORT-TERM INVESTMENTS:
Investment Company (3.6%)
JPMorgan Prime Money Market Fund, IM Shares	24,543,954	24,551,317

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.8%)
Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $500,044, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $510,000. (xx)	$500,000	500,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $2,150,533, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $2,193,338. (xx)	2,150,330	2,150,330
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $600,057, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $612,000. (xx)	600,000	600,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $500,076, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $510,004. (xx)	500,000	500,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.74%, dated 12/31/19, due 1/7/20, repurchase price $400,135, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 1/21/20-5/15/48; total market value $434,063. (xx)	400,000	400,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $300,029, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $326,667. (xx)	300,000	300,000

Total Repurchase Agreements		5,450,330

Total Short-Term Investments (4.4%) (Cost $30,000,550)		30,001,647

Total Investments in Securities (94.9%) (Cost $501,486,831)		645,889,277
Other Assets Less Liabilities (5.1%)		34,487,000

Net Assets (100%)		$680,376,277

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $11,578,890. This was collateralized by $6,661,941 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 2/15/49 and by cash of $5,450,330 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	314	3/2020	USD	64,834,720	729,376

					729,376

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$11,946,318	$—	$—	$11,946,318
Consumer Discretionary	84,067,570	—	—	84,067,570
Consumer Staples	17,817,137	—	—	17,817,137
Energy	12,956,647	—	—	12,956,647
Financials	102,296,757	—	—	102,296,757
Health Care	59,735,583	—	—	59,735,583
Industrials	96,505,003	—	—	96,505,003
Information Technology	95,996,859	—	—	95,996,859
Materials	37,470,176	—	—	37,470,176
Real Estate	69,092,707	—	—	69,092,707
Utilities	28,002,873	—	—	28,002,873
Futures	729,376	—	—	729,376
Short-Term Investments
Investment Company	24,551,317	—	—	24,551,317
Repurchase Agreements	—	5,450,330	—	5,450,330

Total Assets	$641,168,323	$5,450,330	$—	$646,618,653

Total Liabilities	$—	$—	$—	$—

Total	$641,168,323	$5,450,330	$—	$646,618,653

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$729,376	*

Total		$729,376

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$7,680,813	$7,680,813

Total	$7,680,813	$7,680,813

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$751,155	$751,155

Total	$751,155	$751,155

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $54,679,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 18%)*	$119,779,921
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 35%)*	$136,323,681

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$183,050,102
Aggregate gross unrealized depreciation	(38,698,767)

Net unrealized appreciation	$144,351,335

Federal income tax cost of investments in securities and derivative instruments, if applicable	$502,267,318

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $496,036,501)	$640,438,947
Repurchase Agreements (Cost $5,450,330)	5,450,330
Cash	38,691,280
Cash held as collateral at broker for futures	2,262,100
Dividends, interest and other receivables	730,105
Due from broker for futures variation margin	58,639
Receivable for Portfolio shares sold	36,444
Securities lending income receivable	6,442
Other assets	2,594

Total assets	687,676,881

LIABILITIES
Payable for return of collateral on securities loaned	5,450,330
Payable for securities purchased	1,178,341
Investment management fees payable	252,539
Payable for Portfolio shares redeemed	200,812
Distribution fees payable – Class IB	81,681
Administrative fees payable	70,203
Trustees’ fees payable	240
Accrued expenses	66,458

Total liabilities	7,300,604

NET ASSETS	$680,376,277

Net assets were comprised of:
Paid in capital	$525,791,564
Total distributable earnings (loss)	154,584,713

Net assets	$680,376,277

Class IB
Net asset value, offering and redemption price per share, $388,635,358 / 17,850,727 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.77

Class K
Net asset value, offering and redemption price per share, $291,740,919 / 13,270,206 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.98

(x)	Includes value of securities on loan of $11,578,890.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $4,864 foreign withholding tax)	$9,747,287
Interest	731,335
Securities lending (net)	109,561

Total income	10,588,183

EXPENSES
Investment management fees	2,822,533
Distribution fees – Class IB	947,958
Administrative fees	772,541
Professional fees	66,240
Printing and mailing expenses	57,101
Custodian fees	50,000
Trustees’ fees	19,994
Miscellaneous	21,631

Gross expenses	4,757,998
Less: Waiver from investment manager	(44,347)

Net expenses	4,713,651

NET INVESTMENT INCOME (LOSS)	5,874,532

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	23,859,519
Futures contracts	7,680,813

Net realized gain (loss)	31,540,332

Change in unrealized appreciation (depreciation) on:
Investments in securities	99,187,322
Futures contracts	751,155

Net change in unrealized appreciation (depreciation)	99,938,477

NET REALIZED AND UNREALIZED GAIN (LOSS)	131,478,809

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$137,353,341

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,874,532	$6,017,241
Net realized gain (loss)	31,540,332	37,252,770
Net change in unrealized appreciation (depreciation)	99,938,477	(119,664,399)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	137,353,341	(76,394,388)

Distributions to shareholders:
Class IB	(13,382,482)	(33,309,018)
Class K	(10,555,027)	(20,780,871)

Total distributions to shareholders	(23,937,509)	(54,089,889)

Tax return of capital:
Class IB	—	(199,096)
Class K	—	(124,213)

Total	—	(323,309)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 814,692 and 833,464 shares, respectively ]	16,800,538	18,889,911
Capital shares issued in reinvestment of dividends and distributions [ 626,444 and 1,701,562 shares, respectively ]	13,382,482	33,508,114
Capital shares repurchased [ (2,725,316) and (3,328,458) shares, respectively ]	(56,605,495)	(75,658,336)

Total Class IB transactions	(26,422,475)	(23,260,311)

Class K
Capital shares sold [ 3,187,068 and 553,264 shares, respectively ]	66,638,596	12,019,926
Capital shares issued in reinvestment of dividends and distributions [ 489,356 and 1,052,983 shares, respectively ]	10,555,027	20,905,084
Capital shares repurchased [ (1,915,948) and (1,293,641) shares, respectively ]	(39,077,776)	(28,186,844)

Total Class K transactions	38,115,847	4,738,166

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,693,372	(18,522,145)

TOTAL INCREASE (DECREASE) IN NET ASSETS	125,109,204	(149,329,731)
NET ASSETS:
Beginning of year	555,267,073	704,596,804

End of year	$680,376,277	$555,267,073

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	January 1, 2015 to April 13, 2015‡
Net asset value, beginning of year	$20.75

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01
Net realized and unrealized gain (loss)	1.13

Total from investment operations	1.14

Net asset value, end of year	$21.89

Total return (b)	5.49%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.87%
Before waivers and reimbursements (a)(f)	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.24%
Before waivers and reimbursements (a)(f)	0.24%
Portfolio turnover rate^	20%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$18.06	$22.57	$21.37	$18.75	$20.61

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.18	0.11	0.16	0.10
Net realized and unrealized gain (loss)	4.32	(2.80)	3.10	3.54	(0.76)

Total from investment operations	4.49	(2.62)	3.21	3.70	(0.66)

Less distributions:
Dividends from net investment income	(0.19)	(0.20)	(0.15)	(0.16)	(0.10)
Distributions from net realized gains	(0.59)	(1.68)	(1.86)	(0.92)	(1.10)
Return of capital	—	(0.01)	—	—	—

Total dividends and distributions	(0.78)	(1.89)	(2.01)	(1.08)	(1.20)

Net asset value, end of year	$21.77	$18.06	$22.57	$21.37	$18.75

Total return	24.90%	(12.26)%	15.26%	19.68%	(3.13)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$388,635	$345,511	$449,715	$432,612	$394,461
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.85%	0.85%	0.85%	0.86%
Before waivers and reimbursements (f)	0.86%	0.85%	0.85%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.83%	0.79%	0.48%	0.79%	0.48%
Before waivers and reimbursements (f)	0.83%	0.79%	0.48%	0.78%	0.48%
Portfolio turnover rate^	21%	15%	16%	19%	20%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$18.22	$22.76	$21.54	$18.89	$20.76

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.24	0.16	0.21	0.16
Net realized and unrealized gain (loss)	4.36	(2.84)	3.12	3.57	(0.78)

Total from investment operations	4.59	(2.60)	3.28	3.78	(0.62)

Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.20)	(0.21)	(0.15)
Distributions from net realized gains	(0.59)	(1.68)	(1.86)	(0.92)	(1.10)
Return of capital	—	(0.02)	—	—	—

Total dividends and distributions	(0.83)	(1.94)	(2.06)	(1.13)	(1.25)

Net asset value, end of year	$21.98	$18.22	$22.76	$21.54	$18.89

Total return	25.24%	(12.05)%	15.50%	20.00%	(2.90)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$291,741	$209,756	$254,882	$274,935	$238,681
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.60%	0.60%	0.60%	0.61%
Before waivers and reimbursements (f)	0.61%	0.60%	0.60%	0.61%	0.61%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.10%	1.04%	0.72%	1.04%	0.74%
Before waivers and reimbursements (f)	1.09%	1.04%	0.72%	1.03%	0.74%
Portfolio turnover rate^	21%	15%	16%	19%	20%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/2000 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IB Shares	24.41%	7.38%	10.09%
Portfolio – Class K Shares*	24.77	7.64	11.63
Volatility Managed Index – Small Cap Core	24.55	7.84	11.08
Russell 2000® Index	25.52	8.23	11.83

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 24.41% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Small Cap Core and the Russell 2000® Index, which returned 24.55% and 25.52%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, health care, industrials, financials and consumer discretionary.

•	The five stocks that contributed most to performance were Array BioPharma, Inc., Arrowhead Pharmaceuticals, Inc., The Medicines Company, Novocure Ltd. and Trade Desk, Inc.

What hurt performance during the year:

•	The only sector that detracted from performance was energy.

•	The five stocks that detracted most from performance were Green Dot Corp., Peabody Energy Corp., Merit Medical Systems, Inc., Spirit Airlines, Inc. and Stamps.com, Inc.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 5.8% for 4 days.

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

EQ/2000 MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Health Care	16.5%
Financials	16.1
Industrials	14.5
Information Technology	12.3
Consumer Discretionary	9.9
Real Estate	7.1
Investment Company	4.3
Materials	3.6
Repurchase Agreements	3.4
Utilities	3.4
Energy	2.9
Consumer Staples	2.7
Communication Services	2.1
Cash and Other	1.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,069.20	$4.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.01	4.24
Class K
Actual	1,000.00	1,070.70	3.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.27	2.97

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.83% and 0.58%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.1%)
Diversified Telecommunication Services (0.5%)
Anterix, Inc.*	18,148	$784,175
ATN International, Inc.	18,982	1,051,413
Bandwidth, Inc., Class A*	27,008	1,729,863
Cincinnati Bell, Inc.*	78,237	819,141
Cogent Communications Holdings, Inc.	70,667	4,650,595
Consolidated Communications Holdings, Inc.	118,224	458,709
Frontier Communications Corp. (x)*	170,039	151,267
IDT Corp., Class B*	27,939	201,440
Intelsat SA (x)*	112,616	791,691
Iridium Communications, Inc.*	166,405	4,100,219
Ooma, Inc.*	32,110	424,815
ORBCOMM, Inc. (x)*	124,638	524,726
Pareteum Corp. (x)*	179,660	78,565
Vonage Holdings Corp.*	380,539	2,819,794

		18,586,413

Entertainment (0.2%)
AMC Entertainment Holdings, Inc., Class A (x)	86,471	626,050
Eros International plc*	123,197	417,638
Gaia, Inc. (x)*	16,882	134,887
Glu Mobile, Inc.*	194,286	1,175,430
IMAX Corp.*	87,617	1,790,015
Liberty Media Corp.-Liberty Braves, Class A*	16,631	493,109
Liberty Media Corp.-Liberty Braves, Class C*	60,508	1,787,407
LiveXLive Media, Inc. (x)*	47,404	73,239
Marcus Corp. (The)	37,608	1,194,806
Reading International, Inc., Class A*	28,129	314,764
Rosetta Stone, Inc.*	34,999	634,882

		8,642,227

Interactive Media & Services (0.4%)
Care.com, Inc.*	36,023	541,426
Cargurus, Inc.*	124,632	4,384,554
Cars.com, Inc.*	112,500	1,374,750
DHI Group, Inc.*	85,481	257,298
Eventbrite, Inc., Class A (x)*	61,264	1,235,695
EverQuote, Inc., Class A (x)*	14,167	486,636
Liberty TripAdvisor Holdings, Inc., Class A*	121,708	894,554
Meet Group, Inc. (The)*	121,360	608,013
QuinStreet, Inc.*	75,948	1,162,764
Travelzoo*	8,721	93,315
TrueCar, Inc.*	172,873	821,147
Yelp, Inc.*	117,108	4,078,871

		15,939,023

Media (0.9%)
Boston Omaha Corp., Class A (x)*	16,487	346,887
Cardlytics, Inc.*	22,769	1,431,259
Central European Media Enterprises Ltd., Class A*	149,632	677,833
Clear Channel Outdoor Holdings, Inc.*	63,883	182,705
comScore, Inc.*	82,961	409,827
Cumulus Media, Inc., Class A*	23,640	415,355
Daily Journal Corp. (x)*	1,827	530,597
Emerald Expositions Events, Inc.	41,121	433,827
Entercom Communications Corp., Class A	206,821	959,649
Entravision Communications Corp., Class A	104,453	273,667
EW Scripps Co. (The), Class A	91,606	1,439,130
Fluent, Inc. (x)*	71,278	178,195
Gannett Co., Inc.	196,803	1,255,603
Gray Television, Inc.*	152,867	3,277,469
Hemisphere Media Group, Inc.*	29,423	436,932
Lee Enterprises, Inc.*	90,631	128,696
Liberty Latin America Ltd., Class A*	75,240	1,452,132
Liberty Latin America Ltd., Class C*	193,777	3,770,900
Loral Space & Communications, Inc.*	21,559	696,787
Marchex, Inc., Class B*	58,120	219,694
MDC Partners, Inc., Class A*	93,313	259,410
Meredith Corp.	66,840	2,170,295
MSG Networks, Inc., Class A (x)*	72,093	1,254,418
National CineMedia, Inc.	113,576	827,969
Saga Communications, Inc., Class A	5,924	180,090
Scholastic Corp.	49,541	1,904,851
TechTarget, Inc.*	38,002	991,852
TEGNA, Inc.	365,189	6,095,004
Tribune Publishing Co.	28,492	374,955
WideOpenWest, Inc.*	46,495	344,993

		32,920,981

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	72,842	797,620
Gogo, Inc. (x)*	91,947	588,461
Shenandoah Telecommunications Co.	80,588	3,353,267
Spok Holdings, Inc.	29,994	366,826

		5,106,174

Total Communication Services		81,194,818

Consumer Discretionary (9.9%)
Auto Components (1.0%)
Adient plc*	147,294	3,129,998
American Axle & Manufacturing Holdings, Inc.*	187,284	2,015,176
Cooper Tire & Rubber Co.	84,538	2,430,467
Cooper-Standard Holdings, Inc.*	29,141	966,316
Dana, Inc.	242,785	4,418,687
Dorman Products, Inc.*	45,270	3,427,844
Fox Factory Holding Corp.*	63,195	4,396,476
Gentherm, Inc.*	56,524	2,509,100
LCI Industries	41,023	4,394,794

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Modine Manufacturing Co.*	82,743	$637,121
Motorcar Parts of America, Inc.*	31,091	684,935
Standard Motor Products, Inc.	35,246	1,875,792
Stoneridge, Inc.*	44,670	1,309,724
Tenneco, Inc., Class A	85,130	1,115,203
Visteon Corp.*	47,437	4,107,570

		37,419,203

Automobiles (0.1%)
Winnebago Industries, Inc.	52,245	2,767,940

Distributors (0.1%)
Core-Mark Holding Co., Inc.	76,109	2,069,404
Funko, Inc., Class A (x)*	36,656	629,017
Greenlane Holdings, Inc., Class A (x)*	9,871	32,130
Weyco Group, Inc.	10,215	270,187

		3,000,738

Diversified Consumer Services (0.8%)
Adtalem Global Education, Inc.*	90,429	3,162,302
American Public Education, Inc.*	27,281	747,227
Career Education Corp.*	115,878	2,130,996
Carriage Services, Inc.	28,550	730,880
Chegg, Inc.*	198,281	7,516,833
Collectors Universe, Inc.	13,345	307,602
Houghton Mifflin Harcourt Co.*	174,996	1,093,725
K12, Inc.*	65,001	1,322,770
Laureate Education, Inc., Class A*	197,140	3,471,635
OneSpaWorld Holdings Ltd.*	76,339	1,285,549
Regis Corp.*	39,157	699,736
Select Interior Concepts, Inc., Class A*	35,774	321,608
Strategic Education, Inc.	35,835	5,694,182
WW International, Inc.*	78,500	2,999,485

		31,484,530

Hotels, Restaurants & Leisure (2.4%)
BBX Capital Corp.	98,520	469,940
Biglari Holdings, Inc., Class B*	1,603	183,415
BJ’s Restaurants, Inc.	32,031	1,215,897
Bloomin’ Brands, Inc.	146,936	3,242,877
Bluegreen Vacations Corp. (x)	10,411	107,650
Boyd Gaming Corp.	135,489	4,056,541
Brinker International, Inc.	62,930	2,643,060
Carrols Restaurant Group, Inc.*	58,267	410,782
Century Casinos, Inc.*	45,353	359,196
Cheesecake Factory, Inc. (The) (x)	70,899	2,755,135
Churchill Downs, Inc.	59,086	8,106,599
Chuy’s Holdings, Inc.*	28,136	729,285
Cracker Barrel Old Country Store, Inc. (x)	40,122	6,168,356
Dave & Buster’s Entertainment, Inc.	51,786	2,080,244
Del Taco Restaurants, Inc.*	49,690	392,799
Denny’s Corp.*	98,776	1,963,667
Dine Brands Global, Inc.	26,753	2,234,411
Drive Shack, Inc.*	100,580	368,123
El Pollo Loco Holdings, Inc. (x)*	35,891	543,390
Eldorado Resorts, Inc. (x)*	110,681	6,601,015
Everi Holdings, Inc.*	113,355	1,522,358
Fiesta Restaurant Group, Inc.*	39,017	385,878
Golden Entertainment, Inc.*	28,524	548,231
Habit Restaurants, Inc. (The), Class A*	34,323	357,989
Inspired Entertainment, Inc.*	14,076	95,013
J Alexander’s Holdings, Inc.*	21,037	201,114
Jack in the Box, Inc.	43,384	3,385,254
Kura Sushi USA, Inc., Class A*	5,614	142,876
Lindblad Expeditions Holdings, Inc.*	38,488	629,279
Marriott Vacations Worldwide Corp.	69,500	8,948,820
Monarch Casino & Resort, Inc.*	19,028	923,809
Nathan’s Famous, Inc.	4,778	338,665
Noodles & Co. (x)*	47,579	263,588
Papa John’s International, Inc.	37,292	2,354,990
Penn National Gaming, Inc.*	186,582	4,769,036
PlayAGS, Inc.*	44,432	538,960
Potbelly Corp.*	34,555	145,822
RCI Hospitality Holdings, Inc.	14,889	305,224
Red Lion Hotels Corp.*	39,622	147,790
Red Robin Gourmet Burgers, Inc.*	21,777	719,077
Red Rock Resorts, Inc., Class A	117,360	2,810,772
Ruth’s Hospitality Group, Inc.	47,860	1,041,673
Scientific Games Corp., Class A*	93,627	2,507,331
SeaWorld Entertainment, Inc.*	79,630	2,525,067
Shake Shack, Inc., Class A*	48,978	2,917,619
Target Hospitality Corp. (x)*	54,694	273,470
Texas Roadhouse, Inc.	111,510	6,280,243
Twin River Worldwide Holdings, Inc.	29,214	749,339
Wingstop, Inc.	49,294	4,250,622

		94,712,291

Household Durables (1.6%)
Bassett Furniture Industries, Inc.	16,392	273,419
Beazer Homes USA, Inc.*	49,752	702,996
Cavco Industries, Inc.*	14,465	2,826,172
Century Communities, Inc.*	43,873	1,199,927
Ethan Allen Interiors, Inc.	40,358	769,224
Flexsteel Industries, Inc.	12,296	244,936
GoPro, Inc., Class A (x)*	205,207	890,598
Green Brick Partners, Inc.*	39,780	456,674
Hamilton Beach Brands Holding Co., Class A	11,274	215,333
Helen of Troy Ltd.*	42,210	7,588,936
Hooker Furniture Corp.	19,455	499,799
Installed Building Products, Inc.*	38,061	2,621,261
iRobot Corp. (x)*	46,109	2,334,499
KB Home	142,715	4,890,843
La-Z-Boy, Inc.	75,474	2,375,922
Legacy Housing Corp.*	7,480	124,467

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
LGI Homes, Inc.*	33,657	$2,377,867
Lifetime Brands, Inc.	20,238	140,654
Lovesac Co. (The) (x)*	14,827	237,973
M.D.C. Holdings, Inc.	83,587	3,189,680
M/I Homes, Inc.*	44,641	1,756,623
Meritage Homes Corp.*	60,921	3,722,882
Purple Innovation, Inc. (x)*	8,329	72,546
Skyline Champion Corp.*	84,513	2,679,062
Sonos, Inc.*	117,092	1,828,977
Taylor Morrison Home Corp., Class A*	177,695	3,884,413
TopBuild Corp.*	56,048	5,777,428
TRI Pointe Group, Inc.*	231,787	3,611,241
Tupperware Brands Corp.	82,952	711,728
Universal Electronics, Inc.*	22,545	1,178,202
William Lyon Homes, Class A*	53,201	1,062,956
ZAGG, Inc. (x)*	46,765	379,264

		60,626,502

Internet & Direct Marketing Retail (0.3%)
1-800-Flowers.com, Inc., Class A*	42,641	618,294
Duluth Holdings, Inc., Class B (x)*	17,558	184,886
Groupon, Inc.*	766,814	1,832,685
Lands’ End, Inc.*	17,473	293,546
Leaf Group Ltd.*	27,303	109,212
Liquidity Services, Inc.*	45,310	270,048
Overstock.com, Inc. (x)*	45,063	317,694
PetMed Express, Inc. (x)	33,642	791,260
Quotient Technology, Inc.*	126,667	1,248,937
RealReal, Inc. (The) (x)*	29,164	549,741
Rubicon Project, Inc. (The)*	80,322	655,428
Shutterstock, Inc.*	32,369	1,387,983
Stamps.com, Inc.*	28,135	2,349,835
Stitch Fix, Inc., Class A (x)*	70,400	1,806,464
Waitr Holdings, Inc. (x)*	88,121	28,375

		12,444,388

Leisure Products (0.3%)
Acushnet Holdings Corp.	60,411	1,963,357
American Outdoor Brands Corp.*	90,741	842,076
Callaway Golf Co.	157,018	3,328,782
Clarus Corp.	33,597	455,575
Escalade, Inc.	17,176	168,840
Johnson Outdoors, Inc., Class A	8,253	633,005
Malibu Boats, Inc., Class A*	35,435	1,451,063
Marine Products Corp.	12,209	175,810
MasterCraft Boat Holdings, Inc.*	30,671	483,068
Sturm Ruger & Co., Inc.	28,087	1,320,932
Vista Outdoor, Inc.*	96,785	723,952
YETI Holdings, Inc. (x)*	67,923	2,362,362

		13,908,822

Multiline Retail (0.1%)
Big Lots, Inc. (x)	66,957	1,923,005
Dillard’s, Inc., Class A (x)	16,728	1,229,174
JC Penney Co., Inc. (x)*	531,578	595,367

		3,747,546

Specialty Retail (2.3%)
Aaron’s, Inc.	113,566	6,485,754
Abercrombie & Fitch Co., Class A	105,176	1,818,493
American Eagle Outfitters, Inc.	271,834	3,995,960
America’s Car-Mart, Inc.*	10,474	1,148,579
Asbury Automotive Group, Inc.*	32,444	3,626,915
Ascena Retail Group, Inc. (x)*	14,017	107,440
At Home Group, Inc.*	79,720	438,460
Barnes & Noble Education, Inc.*	65,246	278,600
Bed Bath & Beyond, Inc. (x)	205,854	3,561,274
Boot Barn Holdings, Inc.*	47,166	2,100,302
Buckle, Inc. (The) (x)	48,452	1,310,142
Caleres, Inc.	68,494	1,626,732
Camping World Holdings, Inc., Class A (x)	54,794	807,664
Cato Corp. (The), Class A	36,614	637,084
Chico’s FAS, Inc.	195,257	743,929
Children’s Place, Inc. (The) (x)	25,820	1,614,266
Citi Trends, Inc.	18,837	435,511
Conn’s, Inc. (x)*	33,278	412,314
Container Store Group, Inc. (The)*	26,235	110,712
Designer Brands, Inc., Class A	109,019	1,715,959
Express, Inc.*	107,647	524,241
GameStop Corp., Class A (x)	138,708	843,345
Genesco, Inc.*	24,304	1,164,648
GNC Holdings, Inc., Class A (x)*	136,601	368,823
Group 1 Automotive, Inc.	29,646	2,964,600
Guess?, Inc. (x)	77,180	1,727,288
Haverty Furniture Cos., Inc.	30,880	622,541
Hibbett Sports, Inc.*	30,653	859,510
Hudson Ltd., Class A*	66,483	1,019,849
J. Jill, Inc. (x)	25,001	28,251
Lithia Motors, Inc., Class A	37,192	5,467,224
Lumber Liquidators Holdings, Inc.*	47,477	463,850
MarineMax, Inc.*	37,161	620,217
Michaels Cos., Inc. (The)*	142,804	1,155,284
Monro, Inc.	54,823	4,287,159
Murphy USA, Inc.*	48,920	5,723,640
National Vision Holdings, Inc.*	129,696	4,206,041
Office Depot, Inc.	912,184	2,499,384
Party City Holdco, Inc. (x)*	90,862	212,617
Rent-A-Center, Inc.	81,833	2,360,064
RH (x)*	27,932	5,963,482
RTW RetailWinds, Inc.*	42,902	34,365
Sally Beauty Holdings, Inc.*	202,710	3,699,458
Shoe Carnival, Inc. (x)	16,728	623,620
Signet Jewelers Ltd.	87,042	1,892,293
Sleep Number Corp.*	46,774	2,303,152
Sonic Automotive, Inc., Class A	40,882	1,267,342
Sportsman’s Warehouse Holdings, Inc.*	70,312	564,605
Tailored Brands, Inc. (x)	83,669	346,390
Tilly’s, Inc., Class A	36,107	442,311
Winmark Corp.	4,035	800,141
Zumiez, Inc.*	33,415	1,154,154

		89,185,979

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Textiles, Apparel & Luxury Goods (0.9%)
Centric Brands, Inc. (x)*	26,262	$56,988
Crocs, Inc.*	115,220	4,826,566
Culp, Inc.	18,256	248,647
Deckers Outdoor Corp.*	47,150	7,961,749
Delta Apparel, Inc.*	10,341	321,605
Fossil Group, Inc.*	78,421	617,957
G-III Apparel Group Ltd.*	75,945	2,544,157
Kontoor Brands, Inc. (x)	74,369	3,122,754
Movado Group, Inc.	26,352	572,892
Oxford Industries, Inc.	28,168	2,124,431
Rocky Brands, Inc.	11,532	339,387
Steven Madden Ltd.	140,677	6,050,518
Superior Group of Cos., Inc.	17,677	239,347
Unifi, Inc.*	25,214	636,906
Vera Bradley, Inc.*	34,379	405,672
Vince Holding Corp. (x)*	4,907	84,940
Wolverine World Wide, Inc.	133,609	4,507,968

		34,662,484

Total Consumer Discretionary		383,960,423

Consumer Staples (2.7%)
Beverages (0.3%)
Boston Beer Co., Inc. (The), Class A*	14,045	5,306,903
Celsius Holdings, Inc. (x)*	41,205	199,020
Coca-Cola Consolidated, Inc.	7,901	2,244,279
Craft Brew Alliance, Inc. (x)*	20,172	332,838
MGP Ingredients, Inc. (x)	21,806	1,056,501
National Beverage Corp. (x)*	19,833	1,011,880
New Age Beverages Corp. (x)*	120,930	220,092
Primo Water Corp.*	59,622	669,257

		11,040,770

Food & Staples Retailing (0.6%)
Andersons, Inc. (The)	52,761	1,333,798
BJ’s Wholesale Club Holdings, Inc.*	188,381	4,283,784
Chefs’ Warehouse, Inc. (The)*	40,585	1,546,694
HF Foods Group, Inc. (x)*	12,550	244,725
Ingles Markets, Inc., Class A	23,881	1,134,586
Natural Grocers by Vitamin Cottage, Inc.	15,268	150,695
Performance Food Group Co.*	173,221	8,917,417
PriceSmart, Inc.	37,732	2,679,727
Rite Aid Corp. (x)*	90,992	1,407,646
SpartanNash Co.	60,177	856,921
United Natural Foods, Inc.*	85,230	746,615
Village Super Market, Inc., Class A	14,024	325,357
Weis Markets, Inc.	16,176	654,966

		24,282,931

Food Products (1.2%)
Alico, Inc.	6,406	229,527
B&G Foods, Inc. (x)	108,909	1,952,738
Bridgford Foods Corp.*	2,755	68,296
Calavo Growers, Inc.	27,252	2,468,759
Cal-Maine Foods, Inc.	53,060	2,268,315
Darling Ingredients, Inc.*	276,487	7,763,755
Farmer Brothers Co.*	17,384	261,803
Fresh Del Monte Produce, Inc.	52,190	1,825,606
Freshpet, Inc.*	58,111	3,433,779
Hostess Brands, Inc.*	201,757	2,933,547
J&J Snack Foods Corp.	25,441	4,688,013
John B Sanfilippo & Son, Inc.	14,495	1,323,104
Lancaster Colony Corp.	31,811	5,092,941
Landec Corp.*	40,716	460,498
Limoneira Co.	25,620	492,673
Sanderson Farms, Inc.	33,447	5,894,030
Seneca Foods Corp., Class A*	11,200	456,848
Simply Good Foods Co. (The)*	138,621	3,956,243
Tootsie Roll Industries, Inc. (x)	27,854	950,936

		46,521,411

Household Products (0.2%)
Central Garden & Pet Co.*	16,962	527,010
Central Garden & Pet Co., Class A*	72,095	2,116,709
Oil-Dri Corp. of America	8,467	306,929
WD-40 Co.	23,102	4,485,022

		7,435,670

Personal Products (0.3%)
BellRing Brands, Inc., Class A*	66,316	1,411,868
Edgewell Personal Care Co.*	90,825	2,811,942
elf Beauty, Inc.*	43,940	708,752
Inter Parfums, Inc.	29,587	2,151,271
Lifevantage Corp.*	23,299	363,697
Medifast, Inc. (x)	19,063	2,088,923
Nature’s Sunshine Products, Inc.*	14,458	129,110
Revlon, Inc., Class A (x)*	12,560	269,035
USANA Health Sciences, Inc.*	21,771	1,710,112
Youngevity International, Inc. (x)*	13,134	42,817

		11,687,527

Tobacco (0.1%)
22nd Century Group, Inc. (x)*	192,853	212,138
Pyxus International, Inc. (x)*	14,070	125,786
Turning Point Brands, Inc. (x)	13,890	397,254
Universal Corp.	41,335	2,358,575
Vector Group Ltd. (x)	186,583	2,498,347

		5,592,100

Total Consumer Staples		106,560,409

Energy (2.9%)
Energy Equipment & Services (0.9%)
Archrock, Inc.	216,314	2,171,793
Cactus, Inc., Class A	78,935	2,709,049
Covia Holdings Corp. (x)*	66,193	135,034
Diamond Offshore Drilling, Inc. (x)*	108,042	776,822
DMC Global, Inc. (x)	24,499	1,100,985
Dril-Quip, Inc.*	60,721	2,848,422
Era Group, Inc.*	34,102	346,817
Exterran Corp.*	52,344	409,854
Forum Energy Technologies, Inc.*	138,172	232,129

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Frank’s International NV*	177,887	$919,676
FTS International, Inc.*	55,008	57,208
Geospace Technologies Corp.*	21,866	366,693
Helix Energy Solutions Group, Inc.*	242,475	2,335,034
Independence Contract Drilling, Inc.*	83,596	83,328
KLX Energy Services Holdings, Inc.*	34,684	223,365
Liberty Oilfield Services, Inc., Class A	89,850	999,132
Mammoth Energy Services, Inc.	21,231	46,708
Matrix Service Co.*	44,306	1,013,721
McDermott International, Inc. (x)*	304,024	205,703
Nabors Industries Ltd.	591,353	1,703,097
National Energy Services Reunited Corp.*	39,164	357,176
Natural Gas Services Group, Inc.*	20,547	251,906
NCS Multistage Holdings, Inc.*	16,518	34,688
Newpark Resources, Inc.*	148,571	931,540
NexTier Oilfield Solutions, Inc.*	265,809	1,780,920
Nine Energy Service, Inc. (x)*	26,937	210,647
Noble Corp. plc*	414,531	505,728
Oceaneering International, Inc.*	166,165	2,477,520
Oil States International, Inc.*	100,269	1,635,387
Pacific Drilling SA*	49,547	202,152
Parker Drilling Co.*	15,476	348,210
ProPetro Holding Corp.*	134,171	1,509,424
RigNet, Inc.*	23,526	155,272
RPC, Inc. (x)	97,210	509,380
SEACOR Holdings, Inc.*	29,124	1,256,701
SEACOR Marine Holdings, Inc.*	31,563	435,254
Seadrill Ltd. (x)*	97,686	248,122
Select Energy Services, Inc., Class A*	98,872	917,532
Smart Sand, Inc. (x)*	36,228	91,295
Solaris Oilfield Infrastructure, Inc., Class A (x)	51,231	717,234
TETRA Technologies, Inc.*	201,240	394,430
Tidewater, Inc.*	62,767	1,210,148
US Silica Holdings, Inc. (x)	122,961	756,210
US Well Services, Inc.*	31,934	60,355

		35,681,801

Oil, Gas & Consumable Fuels (2.0%)
Abraxas Petroleum Corp.*	265,085	93,071
Altus Midstream Co. (x)*	80,160	229,258
Amplify Energy Corp.	23,446	154,978
Arch Coal, Inc., Class A (x)	25,299	1,814,950
Ardmore Shipping Corp.*	55,206	499,614
Berry Petroleum Corp.	105,984	999,429
Bonanza Creek Energy, Inc.*	31,578	737,031
Brigham Minerals, Inc., Class A	26,760	573,734
California Resources Corp. (x)*	81,107	732,396
Callon Petroleum Co. (x)*	644,138	3,111,187
Chaparral Energy, Inc., Class A (x)*	49,430	86,997
Clean Energy Fuels Corp.*	224,374	525,035
CNX Resources Corp.*	314,779	2,785,794
Comstock Resources, Inc. (x)*	23,968	197,257
CONSOL Energy, Inc.*	46,080	668,621
Contura Energy, Inc.*	31,893	288,632
CVR Energy, Inc.	49,873	2,016,365
Delek US Holdings, Inc.	123,944	4,155,842
Denbury Resources, Inc.*	770,477	1,086,373
DHT Holdings, Inc.	147,520	1,221,466
Diamond S Shipping, Inc., Class S*	36,326	608,097
Dorian LPG Ltd.*	46,114	713,845
Earthstone Energy, Inc., Class A (x)*	32,766	207,409
Energy Fuels, Inc. (x)*	147,306	281,354
Evolution Petroleum Corp.	44,044	240,921
Extraction Oil & Gas, Inc. (x)*	142,918	302,986
Falcon Minerals Corp. (x)	64,060	452,264
GasLog Ltd. (x)	67,296	658,828
Golar LNG Ltd.	160,260	2,278,897
Goodrich Petroleum Corp.*	14,278	143,351
Green Plains, Inc.	61,521	949,269
Gulfport Energy Corp.*	268,436	816,045
Hallador Energy Co.	34,728	103,142
HighPoint Resources Corp.*	185,909	314,186
International Seaways, Inc.*	42,036	1,250,991
Jagged Peak Energy, Inc. (x)*	109,100	926,259
Laredo Petroleum, Inc.*	302,132	867,119
Magnolia Oil & Gas Corp., Class A (x)*	169,621	2,133,832
Matador Resources Co.*	187,739	3,373,670
Montage Resources Corp.*	34,040	270,278
NACCO Industries, Inc., Class A	6,344	297,090
NextDecade Corp.*	18,187	111,668
Nordic American Tankers Ltd.	232,093	1,141,898
Northern Oil and Gas, Inc. (x)*	467,360	1,093,622
Oasis Petroleum, Inc.*	543,969	1,773,339
Overseas Shipholding Group, Inc., Class A*	105,776	243,285
Panhandle Oil and Gas, Inc., Class A	24,676	276,618
Par Pacific Holdings, Inc.*	57,535	1,337,113
PDC Energy, Inc.*	105,978	2,773,444
Peabody Energy Corp.	115,696	1,055,148
Penn Virginia Corp.*	22,683	688,429
PrimeEnergy Resources Corp.*	827	125,092
QEP Resources, Inc.	401,823	1,808,203
Renewable Energy Group, Inc.*	61,743	1,663,974
REX American Resources Corp.*	9,385	769,195
Ring Energy, Inc. (x)*	95,824	252,975
Rosehill Resources, Inc.*	16,603	21,252
SandRidge Energy, Inc.*	51,094	216,639
Scorpio Tankers, Inc.	74,136	2,916,510
SFL Corp. Ltd.	136,536	1,985,233
SilverBow Resources, Inc.*	10,981	108,712
SM Energy Co.	187,924	2,112,266
Southwestern Energy Co. (x)*	912,504	2,208,260
SRC Energy, Inc.*	415,833	1,713,232
Talos Energy, Inc.*	33,643	1,014,336
Teekay Corp.	114,496	609,119
Teekay Tankers Ltd., Class A*	39,968	958,033

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Tellurian, Inc. (x)*	158,277	$1,152,257
Unit Corp. (x)*	88,449	61,525
Uranium Energy Corp. (x)*	292,037	268,440
W&T Offshore, Inc.*	157,644	876,501
Whiting Petroleum Corp. (x)*	154,962	1,137,421
World Fuel Services Corp.	108,925	4,729,523

		76,371,125

Total Energy		112,052,926

Financials (16.1%)
Banks (8.9%)
1st Constitution Bancorp	12,766	282,512
1st Source Corp.	24,877	1,290,619
ACNB Corp.	11,727	443,515
Allegiance Bancshares, Inc.*	32,781	1,232,566
Amalgamated Bank, Class A	23,258	452,368
Amerant Bancorp, Inc. (x)*	32,448	707,042
American National Bankshares, Inc.	17,912	708,778
Ameris Bancorp	103,175	4,389,064
Ames National Corp.	15,035	421,882
Arrow Financial Corp.	21,752	822,226
Atlantic Capital Bancshares, Inc.*	39,932	732,752
Atlantic Union Bankshares Corp.	133,839	5,025,654
Banc of California, Inc.	76,261	1,310,164
BancFirst Corp.	31,956	1,995,333
Bancorp, Inc. (The)*	84,555	1,096,678
BancorpSouth Bank	162,742	5,111,726
Bank First Corp. (x)	9,742	682,037
Bank of Commerce Holdings	29,524	341,593
Bank of Marin Bancorp	22,760	1,025,338
Bank of NT Butterfield & Son Ltd. (The)	91,870	3,401,027
Bank of Princeton (The)	9,530	300,100
Bank7 Corp.	6,346	120,320
BankFinancial Corp.	23,705	310,061
Bankwell Financial Group, Inc.	11,506	331,833
Banner Corp.	52,241	2,956,318
Bar Harbor Bankshares	25,919	658,083
Baycom Corp.*	17,436	396,495
BCB Bancorp, Inc.	23,575	325,099
Berkshire Hills Bancorp, Inc.	75,481	2,481,815
Boston Private Financial Holdings, Inc.	126,976	1,527,521
Bridge Bancorp, Inc.	27,708	929,049
Brookline Bancorp, Inc.	120,177	1,978,113
Bryn Mawr Bank Corp.	33,769	1,392,634
Business First Bancshares, Inc.	20,891	520,813
Byline Bancorp, Inc.	39,319	769,473
C&F Financial Corp.	5,705	315,658
Cadence Bancorp	211,324	3,831,304
Cambridge Bancorp (x)	7,266	582,370
Camden National Corp.	26,107	1,202,488
Capital Bancorp, Inc.*	12,993	193,466
Capital City Bank Group, Inc.	22,752	693,936
Capstar Financial Holdings, Inc.	24,463	407,309
Carolina Financial Corp.	35,379	1,529,434
Carter Bank & Trust*	38,171	905,416
Cathay General Bancorp	128,736	4,898,405
CBTX, Inc.	31,264	972,936
CenterState Bank Corp.	202,326	5,054,103
Central Pacific Financial Corp.	41,640	1,231,711
Central Valley Community Bancorp	19,721	427,354
Century Bancorp, Inc., Class A	4,753	427,580
Chemung Financial Corp.	6,053	257,252
Citizens & Northern Corp.	20,284	573,023
City Holding Co.	27,023	2,214,535
Civista Bancshares, Inc.	25,804	619,296
CNB Financial Corp.	24,598	803,863
Coastal Financial Corp.*	13,061	215,115
Codorus Valley Bancorp, Inc.	16,157	372,096
Colony Bankcorp, Inc.	12,514	206,481
Columbia Banking System, Inc.	117,035	4,761,569
Community Bank System, Inc.	85,459	6,062,461
Community Bankers Trust Corp.	35,983	319,529
Community Financial Corp. (The)	8,222	292,457
Community Trust Bancorp, Inc.	26,376	1,230,177
ConnectOne Bancorp, Inc.	56,028	1,441,040
CrossFirst Bankshares, Inc.*	11,084	159,831
Customers Bancorp, Inc.*	47,644	1,134,404
CVB Financial Corp.	226,887	4,896,221
Dime Community Bancshares, Inc.	53,613	1,119,976
Eagle Bancorp, Inc.	55,610	2,704,314
Enterprise Bancorp, Inc.	15,843	536,602
Enterprise Financial Services Corp.	41,358	1,993,869
Equity Bancshares, Inc., Class A*	25,358	782,801
Esquire Financial Holdings, Inc.*	10,664	278,010
Evans Bancorp, Inc.	8,029	321,963
Farmers & Merchants Bancorp, Inc. (x)	16,856	508,208
Farmers National Banc Corp.	43,076	703,000
FB Financial Corp.	28,820	1,140,984
Fidelity D&D Bancorp, Inc. (x)	4,678	291,018
Financial Institutions, Inc.	26,352	845,899
First Bancorp (Nasdaq Stock Exchange)	49,210	1,963,971
First Bancorp (Quotrix Stock Exchange)	360,704	3,819,855
First Bancorp, Inc.	17,392	525,760
First Bancshares, Inc. (The)	27,951	992,820
First Bank	28,101	310,516
First Busey Corp.	87,165	2,397,037
First Business Financial Services, Inc.	14,135	372,175
First Capital, Inc. (x)	5,484	400,332
First Choice Bancorp	16,868	454,761
First Commonwealth Financial Corp.	153,437	2,226,371
First Community Bankshares, Inc.	26,167	811,700
First Financial Bancorp	154,897	3,940,580
First Financial Bankshares, Inc. (x)	219,190	7,693,569
First Financial Corp.	23,735	1,085,164
First Financial Northwest, Inc.	13,489	201,526
First Foundation, Inc.	65,721	1,143,545

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
First Guaranty Bancshares, Inc.	8,803	$191,641
First Internet Bancorp	16,543	392,235
First Interstate BancSystem, Inc., Class A	64,099	2,687,030
First Merchants Corp.	92,676	3,854,395
First Mid Bancshares, Inc.	24,518	864,260
First Midwest Bancorp, Inc.	179,026	4,128,340
First Northwest Bancorp	15,710	284,822
First of Long Island Corp. (The)	40,577	1,017,671
Flushing Financial Corp.	45,717	987,716
FNCB Bancorp, Inc.	28,521	241,002
Franklin Financial Network, Inc.	22,059	757,285
Franklin Financial Services Corp.	7,183	277,910
Fulton Financial Corp.	268,745	4,684,225
FVCBankcorp, Inc.*	20,409	356,545
German American Bancorp, Inc.	43,795	1,559,978
Glacier Bancorp, Inc.	142,513	6,554,173
Great Southern Bancorp, Inc.	18,875	1,195,165
Great Western Bancorp, Inc.	88,677	3,080,639
Guaranty Bancshares, Inc.	14,024	461,109
Hancock Whitney Corp.	145,648	6,391,034
Hanmi Financial Corp.	46,513	930,027
HarborOne Bancorp, Inc.*	44,643	490,627
Hawthorn Bancshares, Inc.	9,575	244,163
HBT Financial, Inc.*	15,208	288,800
Heartland Financial USA, Inc.	58,704	2,919,937
Heritage Commerce Corp.	91,552	1,174,612
Heritage Financial Corp.	61,576	1,742,601
Hilltop Holdings, Inc.	117,332	2,925,087
Home BancShares, Inc.	263,589	5,182,160
HomeTrust Bancshares, Inc.	27,310	732,727
Hope Bancorp, Inc.	202,676	3,011,765
Horizon Bancorp, Inc.	63,152	1,199,888
Howard Bancorp, Inc.*	21,474	362,481
IBERIABANK Corp.	88,135	6,595,142
Independent Bank Corp./MA	55,800	4,645,350
Independent Bank Corp./MI	38,504	872,116
Independent Bank Group, Inc.	60,199	3,337,433
International Bancshares Corp.	94,179	4,056,290
Investar Holding Corp.	15,615	374,760
Investors Bancorp, Inc.	380,722	4,536,303
Lakeland Bancorp, Inc.	81,839	1,422,362
Lakeland Financial Corp.	41,391	2,025,262
LCNB Corp.	21,076	406,767
Level One Bancorp, Inc.	8,758	220,351
Live Oak Bancshares, Inc.	42,706	811,841
Macatawa Bank Corp.	44,026	490,009
Mackinac Financial Corp.	14,669	256,121
MainStreet Bancshares, Inc.*	12,024	276,552
Malvern Bancorp, Inc.*	13,817	319,035
Mercantile Bank Corp.	27,099	988,301
Metrocity Bankshares, Inc. (x)	26,559	465,048
Metropolitan Bank Holding Corp.*	11,748	566,606
Mid Penn Bancorp, Inc.	11,504	331,315
Midland States Bancorp, Inc.	36,603	1,060,023
MidWestOne Financial Group, Inc.	19,968	723,441
MutualFirst Financial, Inc.	10,078	399,794
MVB Financial Corp.	15,768	392,939
National Bank Holdings Corp., Class A	51,766	1,823,199
National Bankshares, Inc.	10,693	480,436
NBT Bancorp, Inc.	67,938	2,755,565
Nicolet Bankshares, Inc.*	15,658	1,156,343
Northeast Bank	12,589	276,832
Northrim BanCorp, Inc.	11,416	437,233
Norwood Financial Corp.	9,920	385,888
Oak Valley Bancorp (x)	11,649	226,690
OFG Bancorp	85,296	2,013,839
Ohio Valley Banc Corp.	6,898	273,299
Old National Bancorp	283,193	5,179,600
Old Second Bancorp, Inc.	48,883	658,454
Opus Bank	36,906	954,758
Origin Bancorp, Inc.	32,642	1,235,173
Orrstown Financial Services, Inc.	17,161	388,182
Pacific Mercantile Bancorp*	32,824	266,531
Pacific Premier Bancorp, Inc.	99,823	3,254,729
Park National Corp.	22,402	2,293,517
Parke Bancorp, Inc.	15,143	384,481
PCB Bancorp	20,815	359,683
Peapack Gladstone Financial Corp.	32,042	990,098
Penns Woods Bancorp, Inc.	11,628	413,492
Peoples Bancorp of North Carolina, Inc.	7,844	257,675
Peoples Bancorp, Inc.	30,966	1,073,282
Peoples Financial Services Corp.	11,672	587,685
People’s Utah Bancorp	26,465	797,126
Preferred Bank	23,586	1,417,283
Premier Financial Bancorp, Inc.	22,043	399,860
QCR Holdings, Inc.	24,899	1,092,070
RBB Bancorp	27,185	575,506
Red River Bancshares, Inc. (x)*	8,201	459,748
Reliant Bancorp, Inc.	17,159	381,616
Renasant Corp.	93,223	3,301,959
Republic Bancorp, Inc., Class A	16,385	766,818
Republic First Bancorp, Inc.*	72,334	302,356
Richmond Mutual Bancorporation, Inc. (x)*	21,929	349,987
S&T Bancorp, Inc.	61,376	2,472,839
Sandy Spring Bancorp, Inc.	60,687	2,298,824
SB One Bancorp	13,919	346,861
Seacoast Banking Corp. of Florida*	84,825	2,593,100
Select Bancorp, Inc.*	27,656	340,169
ServisFirst Bancshares, Inc.	81,448	3,068,961
Shore Bancshares, Inc.	21,603	375,028
Sierra Bancorp	24,162	703,597
Simmons First National Corp., Class A	152,548	4,086,761
SmartFinancial, Inc.	21,464	507,624
South Plains Financial, Inc. (x)	16,941	353,559
South State Corp.	56,048	4,862,164
Southern First Bancshares, Inc.*	11,889	505,164
Southern National Bancorp of Virginia, Inc.	33,600	549,360
Southside Bancshares, Inc.	53,873	2,000,843

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Spirit of Texas Bancshares, Inc.*	19,903	$457,769
Stock Yards Bancorp, Inc.	34,182	1,403,513
Summit Financial Group, Inc.	18,615	504,280
Tompkins Financial Corp.	24,535	2,244,953
Towne Bank	114,232	3,177,934
TriCo Bancshares	46,491	1,897,298
TriState Capital Holdings, Inc.*	41,038	1,071,913
Triumph Bancorp, Inc.*	41,370	1,572,887
Trustmark Corp.	108,099	3,730,496
UMB Financial Corp.	75,119	5,156,168
Union Bankshares, Inc. (x)	6,524	236,560
United Bankshares, Inc.	163,989	6,339,815
United Community Banks, Inc.	116,461	3,596,316
United Security Bancshares	22,882	245,524
Unity Bancorp, Inc.	13,271	299,526
Univest Financial Corp.	48,282	1,292,992
Valley National Bancorp	649,538	7,437,210
Veritex Holdings, Inc.	84,246	2,454,086
Washington Trust Bancorp, Inc.	25,571	1,375,464
WesBanco, Inc.	109,908	4,153,423
West Bancorporation, Inc.	26,987	691,677
Westamerica Bancorp	43,802	2,968,462

		346,359,071

Capital Markets (1.3%)
Ares Management Corp.	119,665	4,270,844
Artisan Partners Asset Management, Inc., Class A	84,384	2,727,291
Assetmark Financial Holdings, Inc.*	22,989	667,141
Associated Capital Group, Inc., Class A	3,173	124,382
B. Riley Financial, Inc.	33,845	852,217
Blucora, Inc.*	80,826	2,112,792
Brightsphere Investment Group, Inc.	116,946	1,195,188
Cohen & Steers, Inc.	38,605	2,422,850
Cowen, Inc., Class A*	48,284	760,473
Diamond Hill Investment Group, Inc.	5,485	770,423
Donnelley Financial Solutions, Inc.*	52,862	553,465
Federated Investors, Inc., Class B	162,309	5,289,650
Focus Financial Partners, Inc., Class A*	50,829	1,497,931
GAIN Capital Holdings, Inc. (x)	32,635	128,908
GAMCO Investors, Inc., Class A	8,906	173,578
Greenhill & Co., Inc.	29,090	496,857
Hamilton Lane, Inc., Class A	36,694	2,186,962
Houlihan Lokey, Inc.	69,631	3,402,867
INTL. FCStone, Inc.*	26,915	1,314,259
Ladenburg Thalmann Financial Services, Inc.	198,360	690,293
Moelis & Co., Class A	79,892	2,550,153
Oppenheimer Holdings, Inc., Class A	16,418	451,167
Piper Jaffray Cos.	23,255	1,859,005
PJT Partners, Inc., Class A	38,942	1,757,452
Pzena Investment Management, Inc., Class A	29,649	255,574
Safeguard Scientifics, Inc.	29,978	329,158
Sculptor Capital Management, Inc.	28,285	625,099
Siebert Financial Corp. (x)*	12,071	104,414
Silvercrest Asset Management Group, Inc., Class A	14,360	180,649
Stifel Financial Corp.	111,530	6,764,295
Value Line, Inc.	1,697	49,060
Virtus Investment Partners, Inc.	11,159	1,358,273
Waddell & Reed Financial, Inc., Class A	116,276	1,944,135
Westwood Holdings Group, Inc.	13,681	405,231
WisdomTree Investments, Inc.	223,360	1,081,062

		51,353,098

Consumer Finance (0.5%)
Curo Group Holdings Corp.*	29,143	354,962
Elevate Credit, Inc.*	37,340	166,163
Encore Capital Group, Inc. (x)*	51,936	1,836,457
Enova International, Inc.*	55,331	1,331,264
EZCORP, Inc., Class A (x)*	85,519	583,239
FirstCash, Inc.	70,222	5,662,000
Green Dot Corp., Class A*	81,677	1,903,074
LendingClub Corp.*	110,480	1,394,258
Medallion Financial Corp.*	35,006	254,494
Nelnet, Inc., Class A	30,199	1,758,790
Oportun Financial Corp. (x)*	12,128	288,646
PRA Group, Inc.*	75,611	2,744,679
Regional Management Corp.*	15,789	474,144
World Acceptance Corp.*	9,175	792,720

		19,544,890

Diversified Financial Services (0.2%)
Banco Latinoamericano de Comercio Exterior SA, Class E	51,594	1,103,080
Cannae Holdings, Inc.*	113,624	4,225,677
FGL Holdings	247,819	2,639,272
GWG Holdings, Inc. (x)*	2,894	28,419
Marlin Business Services Corp.	14,851	326,425
On Deck Capital, Inc.*	111,039	459,701

		8,782,574

Insurance (2.1%)
Ambac Financial Group, Inc.*	77,074	1,662,486
American Equity Investment Life Holding Co.	141,839	4,245,241
AMERISAFE, Inc.	29,114	1,922,397
Argo Group International Holdings Ltd.	55,987	3,681,145
BRP Group, Inc., Class A*	25,136	403,433
Citizens, Inc. (x)*	84,487	570,287
CNO Financial Group, Inc.	253,861	4,602,500
Crawford & Co., Class A	28,875	331,196
Donegal Group, Inc., Class A	20,799	308,241
eHealth, Inc.*	37,623	3,614,818
Employers Holdings, Inc.	47,808	1,995,984
Enstar Group Ltd.*	19,302	3,992,812
FBL Financial Group, Inc., Class A	17,269	1,017,662
FedNat Holding Co.	20,719	344,557

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Genworth Financial, Inc., Class A*	851,761	$3,747,748
Global Indemnity Ltd.	13,862	410,731
Goosehead Insurance, Inc., Class A (x)	18,902	801,445
Greenlight Capital Re Ltd., Class A (x)*	50,222	507,745
Hallmark Financial Services, Inc.*	23,630	415,179
HCI Group, Inc.	10,554	481,790
Health Insurance Innovations, Inc., Class A (x)*	18,897	364,523
Heritage Insurance Holdings, Inc.	45,913	608,347
Horace Mann Educators Corp.	62,399	2,724,340
Independence Holding Co.	8,714	366,685
Investors Title Co.	2,564	408,189
James River Group Holdings Ltd.	49,693	2,047,849
Kinsale Capital Group, Inc.	34,494	3,506,660
MBIA, Inc.*	134,483	1,250,692
National General Holdings Corp.	114,736	2,535,666
National Western Life Group, Inc., Class A	3,955	1,150,430
NI Holdings, Inc.*	17,954	308,809
Palomar Holdings, Inc.*	20,983	1,059,432
ProAssurance Corp.	82,367	2,976,743
ProSight Global, Inc.*	15,210	245,337
Protective Insurance Corp., Class B	16,775	269,910
RLI Corp.	67,063	6,037,011
Safety Insurance Group, Inc.	24,813	2,295,947
Selective Insurance Group, Inc.	97,253	6,339,923
State Auto Financial Corp.	30,781	954,827
Stewart Information Services Corp.	36,521	1,489,692
Third Point Reinsurance Ltd.*	124,121	1,305,753
Tiptree, Inc.	41,831	340,504
Trupanion, Inc. (x)*	47,850	1,792,461
United Fire Group, Inc.	36,272	1,586,175
United Insurance Holdings Corp.	35,729	450,543
Universal Insurance Holdings, Inc.	51,621	1,444,872
Watford Holdings Ltd.*	35,045	881,732

		79,800,449

Mortgage Real Estate Investment Trusts (REITs) (1.2%)
AG Mortgage Investment Trust, Inc. (REIT)	53,184	820,097
Anworth Mortgage Asset Corp. (REIT)	162,375	571,560
Apollo Commercial Real Estate Finance, Inc. (REIT)	256,676	4,694,604
Ares Commercial Real Estate Corp. (REIT) (x)	44,557	705,783
Arlington Asset Investment Corp. (REIT), Class A (x)	60,537	337,191
ARMOUR Residential REIT, Inc. (REIT)	99,493	1,777,940
Blackstone Mortgage Trust, Inc. (REIT), Class A (x)	212,775	7,919,485
Capstead Mortgage Corp. (REIT)	157,877	1,250,386
Cherry Hill Mortgage Investment Corp. (REIT)	26,298	383,688
Colony Credit Real Estate, Inc. (REIT)	135,556	1,783,917
Dynex Capital, Inc. (REIT)	39,675	672,094
Ellington Financial, Inc. (REIT)	51,704	947,734
Exantas Capital Corp. (REIT)	50,018	590,713
Granite Point Mortgage Trust, Inc. (REIT)	89,662	1,647,988
Great Ajax Corp. (REIT)	25,848	382,809
Invesco Mortgage Capital, Inc. (REIT)	242,575	4,038,874
KKR Real Estate Finance Trust, Inc. (REIT) (x)	42,234	862,418
Ladder Capital Corp. (REIT)	172,939	3,119,820
New York Mortgage Trust, Inc. (REIT)	440,092	2,741,773
Orchid Island Capital, Inc. (REIT) (x)	106,913	625,441
PennyMac Mortgage Investment Trust (REIT)‡	146,266	3,260,269
Ready Capital Corp. (REIT)	52,998	817,229
Redwood Trust, Inc. (REIT)	186,757	3,088,961
TPG RE Finance Trust, Inc. (REIT)	83,844	1,699,518
Western Asset Mortgage Capital Corp. (REIT)	87,759	906,550

		45,646,842

Thrifts & Mortgage Finance (1.9%)
Axos Financial, Inc.*	97,143	2,941,490
Bridgewater Bancshares, Inc.*	39,131	539,225
Capitol Federal Financial, Inc.	223,912	3,074,312
Columbia Financial, Inc.*	89,551	1,516,994
Entegra Financial Corp.*	10,819	326,301
ESSA Bancorp, Inc.	16,295	276,200
Essent Group Ltd.	162,111	8,428,151
Federal Agricultural Mortgage Corp., Class C	15,152	1,265,192
First Defiance Financial Corp.	33,303	1,048,712
Flagstar Bancorp, Inc.	57,902	2,214,752
FS Bancorp, Inc.	6,805	434,091
Greene County Bancorp, Inc.	5,642	162,433
Hingham Institution for Savings	2,359	495,862
Home Bancorp, Inc.	13,455	527,301
HomeStreet, Inc.*	36,224	1,231,616
Kearny Financial Corp.	138,448	1,914,736
Luther Burbank Corp.	34,499	397,773
Merchants Bancorp	14,479	285,381
Meridian Bancorp, Inc.	83,717	1,681,875
Meta Financial Group, Inc.	59,612	2,176,434
MMA Capital Holdings, Inc.*	8,377	266,389
Mr Cooper Group, Inc.*	127,718	1,597,752
NMI Holdings, Inc., Class A*	110,222	3,657,166
Northfield Bancorp, Inc.	74,123	1,257,126
Northwest Bancshares, Inc.	160,712	2,672,641
OceanFirst Financial Corp.	86,635	2,212,658
Ocwen Financial Corp.*	225,287	308,643
OP Bancorp	21,759	225,641
PCSB Financial Corp.	27,765	562,241

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
PDL Community Bancorp*	14,808	$217,678
PennyMac Financial Services, Inc.‡	12,395	421,926
Pioneer Bancorp, Inc.*	18,430	282,163
Provident Bancorp, Inc.*	14,536	180,973
Provident Financial Holdings, Inc.	10,029	219,635
Provident Financial Services, Inc.	103,745	2,557,314
Prudential Bancorp, Inc.	14,649	271,446
Radian Group, Inc.	339,652	8,545,644
Riverview Bancorp, Inc.	36,722	301,488
Southern Missouri Bancorp, Inc.	13,302	510,265
Sterling Bancorp, Inc.	27,924	226,184
Territorial Bancorp, Inc.	13,415	415,060
Timberland Bancorp, Inc.	12,615	375,170
TrustCo Bank Corp.	159,779	1,385,284
United Community Financial Corp.	80,540	939,096
Walker & Dunlop, Inc.	46,751	3,023,855
Washington Federal, Inc.	133,558	4,894,901
Waterstone Financial, Inc.	42,001	799,279
Western New England Bancorp, Inc.	41,251	397,247
WSFS Financial Corp.	85,996	3,782,964

		73,446,660

Total Financials		624,933,584

Health Care (16.5%)
Biotechnology (7.4%)
89bio, Inc. (x)*	4,918	129,294
Abeona Therapeutics, Inc. (x)*	52,412	171,387
ACADIA Pharmaceuticals, Inc.*	188,614	8,068,907
Acceleron Pharma, Inc.*	75,640	4,010,433
Achillion Pharmaceuticals, Inc.*	228,286	1,376,565
Acorda Therapeutics, Inc.*	74,698	152,384
Adamas Pharmaceuticals, Inc. (x)*	37,174	140,889
ADMA Biologics, Inc. (x)*	84,966	339,864
Aduro Biotech, Inc.*	106,949	126,200
Adverum Biotechnologies, Inc.*	89,547	1,031,581
Aeglea BioTherapeutics, Inc.*	43,269	330,575
Affimed NV (x)*	100,120	274,329
Agenus, Inc.*	174,616	710,687
AgeX Therapeutics, Inc. (x)*	33,843	61,594
Aimmune Therapeutics, Inc. (x)*	74,363	2,488,930
Akcea Therapeutics, Inc. (x)*	20,844	353,097
Akebia Therapeutics, Inc.*	197,333	1,247,145
Akero Therapeutics, Inc. (x)*	7,975	177,005
Albireo Pharma, Inc.*	17,113	435,012
Aldeyra Therapeutics, Inc. (x)*	36,719	213,337
Alector, Inc. (x)*	51,142	881,177
Allakos, Inc. (x)*	32,876	3,135,055
Allogene Therapeutics, Inc. (x)*	65,254	1,695,299
AMAG Pharmaceuticals, Inc.*	56,385	686,205
Amicus Therapeutics, Inc.*	431,957	4,207,261
AnaptysBio, Inc.*	41,369	672,246
Anavex Life Sciences Corp. (x)*	72,081	186,690
Anika Therapeutics, Inc.*	23,394	1,212,979
Apellis Pharmaceuticals, Inc.*	81,133	2,484,292
Applied Therapeutics, Inc. (x)*	10,714	292,278
Aprea Therapeutics, Inc.*	10,781	494,740
Arcus Biosciences, Inc.*	52,212	527,341
Ardelyx, Inc.*	78,215	587,004
Arena Pharmaceuticals, Inc.*	83,913	3,811,328
ArQule, Inc.*	189,394	3,780,304
Arrowhead Pharmaceuticals, Inc.*	156,828	9,947,600
Assembly Biosciences, Inc.*	37,495	767,148
Atara Biotherapeutics, Inc.*	86,917	1,431,523
Athenex, Inc.*	115,274	1,760,234
Athersys, Inc. (x)*	210,915	259,425
Atreca, Inc., Class A*	10,862	168,035
Audentes Therapeutics, Inc.*	73,605	4,404,523
Avid Bioservices, Inc.*	93,776	719,262
Avrobio, Inc.*	34,789	700,303
Baudax Bio, Inc. (x)*	12,641	87,476
Beyondspring, Inc. (x)*	17,792	275,776
BioCryst Pharmaceuticals, Inc.*	247,993	855,576
Biohaven Pharmaceutical Holding Co. Ltd.*	66,029	3,594,619
BioSpecifics Technologies Corp.*	10,218	581,813
Bioxcel Therapeutics, Inc.*	9,593	140,154
Blueprint Medicines Corp.*	82,000	6,569,020
Bridgebio Pharma, Inc. (x)*	37,703	1,321,490
Calithera Biosciences, Inc.*	79,652	454,813
Calyxt, Inc. (x)*	14,837	104,007
CareDx, Inc.*	69,025	1,488,869
CASI Pharmaceuticals, Inc. (x)*	83,461	257,894
Castle Biosciences, Inc. (x)*	6,165	211,891
Catalyst Pharmaceuticals, Inc.*	161,634	606,127
Celcuity, Inc.*	9,538	101,484
Cellular Biomedicine Group, Inc. (x)*	19,716	320,188
CEL-SCI Corp. (x)*	43,961	402,243
Checkpoint Therapeutics, Inc.*	36,679	63,088
ChemoCentryx, Inc.*	67,984	2,688,767
Chimerix, Inc.*	79,189	160,754
Clovis Oncology, Inc. (x)*	81,501	849,648
Coherus Biosciences, Inc.*	103,859	1,869,981
Concert Pharmaceuticals, Inc.*	35,660	328,963
Constellation Pharmaceuticals, Inc. (x)*	25,248	1,189,433
Corbus Pharmaceuticals Holdings, Inc. (x)*	99,080	540,977
Cortexyme, Inc. (x)*	16,498	926,198
Crinetics Pharmaceuticals, Inc. (x)*	18,393	461,480
Cue Biopharma, Inc.*	29,633	470,424
Cyclerion Therapeutics, Inc. (x)*	39,284	106,852
Cytokinetics, Inc.*	91,714	973,086
CytomX Therapeutics, Inc.*	75,224	625,111
Deciphera Pharmaceuticals, Inc.*	32,008	1,992,178
Denali Therapeutics, Inc. (x)*	80,337	1,399,471
Dicerna Pharmaceuticals, Inc.*	86,693	1,909,847
Dynavax Technologies Corp. (x)*	140,692	804,758
Eagle Pharmaceuticals, Inc.*	15,496	931,000
Editas Medicine, Inc. (x)*	83,957	2,485,967

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Eidos Therapeutics, Inc. (x)*	18,588	$1,066,765
Eiger BioPharmaceuticals, Inc.*	38,953	580,400
Emergent BioSolutions, Inc.*	76,650	4,135,267
Enanta Pharmaceuticals, Inc.*	28,867	1,783,403
Enochian Biosciences, Inc. (x)*	6,390	32,078
Epizyme, Inc.*	130,223	3,203,486
Esperion Therapeutics, Inc. (x)*	41,815	2,493,428
Evelo Biosciences, Inc. (x)*	22,411	90,989
Fate Therapeutics, Inc.*	101,581	1,987,940
FibroGen, Inc.*	130,351	5,590,754
Five Prime Therapeutics, Inc.*	56,102	257,508
Flexion Therapeutics, Inc.*	56,323	1,165,886
Forty Seven, Inc.*	37,117	1,461,296
Frequency Therapeutics, Inc.*	9,624	168,709
G1 Therapeutics, Inc.*	56,755	1,500,035
Galectin Therapeutics, Inc. (x)*	54,459	155,753
Geron Corp. (x)*	288,241	392,008
Global Blood Therapeutics, Inc.*	97,797	7,773,884
GlycoMimetics, Inc.*	56,410	298,409
Gossamer Bio, Inc.*	72,395	1,131,534
Gritstone Oncology, Inc. (x)*	41,503	372,282
Halozyme Therapeutics, Inc.*	240,377	4,261,884
Harpoon Therapeutics, Inc.*	9,437	139,573
Heron Therapeutics, Inc.*	140,329	3,297,731
Homology Medicines, Inc.*	40,712	842,738
Hookipa Pharma, Inc.*	16,686	204,070
IGM Biosciences, Inc.*	8,288	316,270
ImmunoGen, Inc.*	242,162	1,236,237
Immunomedics, Inc.*	293,827	6,217,379
Inovio Pharmaceuticals, Inc. (x)*	152,221	502,329
Insmed, Inc.*	150,327	3,589,809
Intellia Therapeutics, Inc. (x)*	60,694	890,381
Intercept Pharmaceuticals, Inc. (x)*	41,529	5,146,274
Intrexon Corp. (x)*	120,096	658,126
Invitae Corp. (x)*	145,500	2,346,915
Iovance Biotherapeutics, Inc.*	192,592	5,330,947
Ironwood Pharmaceuticals, Inc.*	258,468	3,440,209
Jounce Therapeutics, Inc.*	26,041	227,338
Kadmon Holdings, Inc. (x)*	262,038	1,187,032
KalVista Pharmaceuticals, Inc.*	19,452	346,440
Karuna Therapeutics, Inc. (x)*	7,641	575,673
Karyopharm Therapeutics, Inc. (x)*	96,662	1,853,011
Kezar Life Sciences, Inc.*	24,751	99,252
Kindred Biosciences, Inc.*	61,267	519,544
Kiniksa Pharmaceuticals Ltd., Class A*	23,276	257,433
Kodiak Sciences, Inc.*	39,322	2,829,218
Krystal Biotech, Inc.*	17,721	981,389
Kura Oncology, Inc.*	57,934	796,592
La Jolla Pharmaceutical Co. (x)*	34,433	135,322
Lexicon Pharmaceuticals, Inc. (x)*	65,744	272,838
Ligand Pharmaceuticals, Inc.*	28,723	2,995,522
Lineage Cell Therapeutics, Inc. (x)*	200,068	178,061
LogicBio Therapeutics, Inc. (x)*	13,220	95,184
MacroGenics, Inc.*	79,867	868,953
Madrigal Pharmaceuticals, Inc.*	13,097	1,193,268
Magenta Therapeutics, Inc. (x)*	32,374	490,790
MannKind Corp. (x)*	312,114	402,627
Marker Therapeutics, Inc. (x)*	45,142	130,009
Medicines Co. (The) (x)*	127,573	10,836,051
MediciNova, Inc. (x)*	68,592	462,310
MEI Pharma, Inc.*	114,497	283,953
MeiraGTx Holdings plc*	26,124	523,002
Mersana Therapeutics, Inc.*	57,144	327,435
Millendo Therapeutics, Inc.*	14,943	100,716
Minerva Neurosciences, Inc.*	49,214	349,912
Mirati Therapeutics, Inc.*	45,982	5,925,241
Molecular Templates, Inc.*	27,090	378,854
Momenta Pharmaceuticals, Inc.*	165,188	3,259,159
Morphic Holding, Inc. (x)*	8,249	141,553
Mustang Bio, Inc.*	46,866	191,213
Myriad Genetics, Inc.*	117,820	3,208,239
Natera, Inc.*	104,057	3,505,680
Neon Therapeutics, Inc. (x)*	27,528	32,483
NextCure, Inc.*	23,459	1,321,445
Novavax, Inc. (x)*	38,926	154,925
Oncocyte Corp. (x)*	34,203	76,957
OPKO Health, Inc. (x)*	569,038	836,486
Organogenesis Holdings, Inc.*	16,763	80,630
Oyster Point Pharma, Inc.*	9,416	230,127
Palatin Technologies, Inc. (x)*	347,851	272,089
PDL BioPharma, Inc.*	190,191	617,170
Pfenex, Inc.*	49,681	545,497
PhaseBio Pharmaceuticals, Inc. (x)*	23,085	141,049
Pieris Pharmaceuticals, Inc.*	78,651	284,717
PolarityTE, Inc. (x)*	22,570	58,682
Portola Pharmaceuticals, Inc.*	126,151	3,012,486
Precision BioSciences, Inc.*	60,197	836,136
Prevail Therapeutics, Inc. (x)*	12,378	195,944
Principia Biopharma, Inc.*	30,829	1,688,813
Progenics Pharmaceuticals, Inc.*	141,975	722,653
Protagonist Therapeutics, Inc.*	25,275	178,189
Prothena Corp. plc*	66,366	1,050,574
PTC Therapeutics, Inc.*	101,089	4,855,305
Puma Biotechnology, Inc.*	51,413	449,864
Ra Pharmaceuticals, Inc.*	58,752	2,757,231
Radius Health, Inc.*	75,405	1,520,165
REGENXBIO, Inc.*	56,026	2,295,385
Replimune Group, Inc.*	18,634	267,398
Retrophin, Inc.*	73,931	1,049,820
Rhythm Pharmaceuticals, Inc.*	49,026	1,125,637
Rigel Pharmaceuticals, Inc.*	278,079	595,089
Rocket Pharmaceuticals, Inc. (x)*	49,307	1,122,227
Rubius Therapeutics, Inc. (x)*	58,325	554,088
Sangamo Therapeutics, Inc.*	192,768	1,613,468
Savara, Inc. (x)*	51,764	231,903
Scholar Rock Holding Corp. (x)*	25,789	339,899
Seres Therapeutics, Inc. (x)*	61,584	212,465
Solid Biosciences, Inc. (x)*	33,178	147,642
Sorrento Therapeutics, Inc. (x)*	194,766	658,309
Spectrum Pharmaceuticals, Inc.*	186,548	679,035
Spero Therapeutics, Inc.*	16,303	156,753
SpringWorks Therapeutics, Inc.*	17,494	673,344
Stemline Therapeutics, Inc.*	75,667	804,340

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Stoke Therapeutics, Inc.*	15,276	$432,616
Sutro Biopharma, Inc.*	17,312	190,432
Syndax Pharmaceuticals, Inc.*	33,435	293,559
Synlogic, Inc.*	26,174	67,529
Synthorx, Inc.*	16,005	1,118,589
Syros Pharmaceuticals, Inc.*	57,872	399,896
TCR2 Therapeutics, Inc.*	19,776	282,401
TG Therapeutics, Inc. (x)*	144,283	1,601,541
Tocagen, Inc. (x)*	33,617	17,925
Translate Bio, Inc.*	49,029	399,096
Turning Point Therapeutics, Inc.*	46,192	2,877,300
Twist Bioscience Corp.*	35,649	748,629
Tyme Technologies, Inc. (x)*	99,067	138,694
Ultragenyx Pharmaceutical, Inc.*	91,695	3,916,293
UNITY Biotechnology, Inc. (x)*	44,288	319,316
UroGen Pharma Ltd. (x)*	31,267	1,043,380
Vanda Pharmaceuticals, Inc.*	87,316	1,432,856
VBI Vaccines, Inc. (x)*	133,513	184,248
Veracyte, Inc.*	78,196	2,183,232
Vericel Corp.*	73,726	1,282,832
Viela Bio, Inc.*	9,145	248,287
Viking Therapeutics, Inc. (x)*	108,611	871,060
Vir Biotechnology, Inc. (x)*	12,062	151,680
Voyager Therapeutics, Inc.*	40,427	563,957
X4 Pharmaceuticals, Inc.*	20,037	214,396
XBiotech, Inc. (x)*	27,825	519,354
Xencor, Inc. (x)*	79,439	2,731,907
Y-mAbs Therapeutics, Inc.*	39,569	1,236,531
ZIOPHARM Oncology, Inc. (x)*	269,286	1,271,030

		285,979,375

Health Care Equipment & Supplies (3.6%)
Accuray, Inc.*	145,432	410,118
Alphatec Holdings, Inc.*	64,447	457,251
AngioDynamics, Inc.*	61,229	980,276
Antares Pharma, Inc.*	270,394	1,270,852
Apyx Medical Corp.*	55,597	470,351
AtriCure, Inc.*	63,854	2,075,894
Atrion Corp.	2,405	1,807,358
Avanos Medical, Inc.*	79,489	2,678,779
Axogen, Inc.*	56,851	1,017,064
Axonics Modulation Technologies, Inc. (x)*	25,917	718,160
BioLife Solutions, Inc. (x)*	11,130	180,083
BioSig Technologies, Inc. (x)*	26,341	155,939
Cardiovascular Systems, Inc.*	57,371	2,787,657
Cerus Corp.*	227,846	961,510
Conformis, Inc.*	106,547	159,821
CONMED Corp.	45,854	5,127,853
CryoLife, Inc.*	63,949	1,732,378
CryoPort, Inc. (x)*	53,205	875,754
Cutera, Inc.*	23,159	829,324
CytoSorbents Corp. (x)*	50,585	194,752
ElectroCore, Inc. (x)*	18,844	29,962
GenMark Diagnostics, Inc.*	90,908	437,268
Glaukos Corp.*	64,670	3,522,575
Globus Medical, Inc., Class A*	127,824	7,526,277
Haemonetics Corp.*	86,083	9,890,937
Heska Corp.*	11,615	1,114,343
Inogen, Inc.*	30,663	2,095,203
Integer Holdings Corp.*	54,647	4,395,258
IntriCon Corp. (x)*	13,670	246,060
Invacare Corp.	56,051	505,580
iRadimed Corp.*	7,529	176,028
iRhythm Technologies, Inc.*	44,311	3,017,136
Lantheus Holdings, Inc.*	64,056	1,313,789
LeMaitre Vascular, Inc.	27,112	974,676
LivaNova plc*	81,580	6,153,579
Meridian Bioscience, Inc.	70,586	689,625
Merit Medical Systems, Inc.*	90,055	2,811,517
Mesa Laboratories, Inc.	6,480	1,616,112
Misonix, Inc.*	12,254	228,047
Natus Medical, Inc.*	56,629	1,868,191
Neogen Corp.*	86,136	5,621,235
Neuronetics, Inc.*	21,667	97,285
Nevro Corp.*	49,655	5,836,449
Novocure Ltd.*	145,480	12,259,600
NuVasive, Inc.*	87,274	6,749,771
OraSure Technologies, Inc.*	102,294	821,421
Orthofix Medical, Inc.*	30,333	1,400,778
OrthoPediatrics Corp.*	14,647	688,263
Pulse Biosciences, Inc. (x)*	18,797	252,068
Quidel Corp.*	59,498	4,464,135
Rockwell Medical, Inc. (x)*	92,947	226,791
RTI Surgical Holdings, Inc.*	93,759	256,900
SeaSpine Holdings Corp.*	26,018	312,476
Senseonics Holdings, Inc. (x)*	179,110	164,065
Shockwave Medical, Inc. (x)*	42,471	1,865,326
SI-BONE, Inc.*	26,812	576,458
Sientra, Inc. (x)*	65,082	581,833
Silk Road Medical, Inc.*	26,899	1,086,182
Soliton, Inc. (x)*	3,487	38,287
STAAR Surgical Co.*	74,619	2,624,350
Surmodics, Inc.*	21,926	908,394
Tactile Systems Technology, Inc.*	30,451	2,055,747
Tandem Diabetes Care, Inc.*	94,644	5,641,729
TransEnterix, Inc. (x)*	23,589	34,676
TransMedics Group, Inc. (x)*	23,832	453,046
Utah Medical Products, Inc.	5,833	629,381
Vapotherm, Inc.*	24,746	300,911
Varex Imaging Corp.*	63,824	1,902,593
ViewRay, Inc. (x)*	116,165	490,216
Wright Medical Group NV*	212,023	6,462,461
Zynex, Inc. (x)*	26,036	204,903

		138,511,067

Health Care Providers & Services (2.1%)
Addus HomeCare Corp.*	20,828	2,024,898
Amedisys, Inc.*	52,728	8,801,358
American Renal Associates Holdings, Inc.*	30,801	319,406
AMN Healthcare Services, Inc.*	77,407	4,823,230
Apollo Medical Holdings, Inc. (x)*	10,592	194,999
Avalon GloboCare Corp. (x)*	34,487	66,560
BioTelemetry, Inc.*	55,579	2,573,308
Brookdale Senior Living, Inc.*	310,074	2,254,238
Catasys, Inc. (x)*	11,931	194,595
Community Health Systems, Inc.*	144,106	417,907

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
CorVel Corp.*	15,183	$1,326,387
Cross Country Healthcare, Inc.*	59,648	693,110
Diplomat Pharmacy, Inc.*	96,440	385,760
Ensign Group, Inc. (The)	85,021	3,857,403
Enzo Biochem, Inc.*	72,870	191,648
Genesis Healthcare, Inc.*	129,678	212,672
Hanger, Inc.*	60,766	1,677,749
HealthEquity, Inc.*	116,927	8,660,783
Joint Corp. (The)*	21,857	352,772
LHC Group, Inc.*	50,629	6,974,651
Magellan Health, Inc.*	34,140	2,671,455
National HealthCare Corp.	20,727	1,791,435
National Research Corp.	20,186	1,331,065
Option Care Health, Inc.*	206,465	770,114
Owens & Minor, Inc.	103,436	534,764
Patterson Cos., Inc.	141,016	2,888,008
Pennant Group, Inc. (The)*	42,510	1,405,806
PetIQ, Inc. (x)*	31,602	791,630
Progyny, Inc.*	19,440	533,628
Providence Service Corp. (The)*	19,583	1,158,922
R1 RCM, Inc.*	171,836	2,230,431
RadNet, Inc.*	70,519	1,431,536
Select Medical Holdings Corp.*	185,214	4,322,895
Surgery Partners, Inc.*	39,820	623,382
Tenet Healthcare Corp.*	172,821	6,572,383
Tivity Health, Inc.*	79,648	1,620,438
Triple-S Management Corp., Class B*	38,844	718,225
US Physical Therapy, Inc.	21,156	2,419,188

		79,818,739

Health Care Technology (0.9%)
Allscripts Healthcare Solutions, Inc.*	278,834	2,736,756
Castlight Health, Inc., Class B*	167,993	223,431
Computer Programs & Systems, Inc.	21,298	562,267
Evolent Health, Inc., Class A*	121,429	1,098,932
Health Catalyst, Inc. (x)*	13,552	470,254
HealthStream, Inc.*	44,133	1,200,418
HMS Holdings Corp.*	145,857	4,317,367
Inovalon Holdings, Inc., Class A (x)*	118,080	2,222,266
Inspire Medical Systems, Inc.*	22,642	1,680,263
Livongo Health, Inc. (x)*	24,200	606,452
NextGen Healthcare, Inc.*	90,721	1,457,886
Omnicell, Inc.*	69,953	5,716,559
OptimizeRx Corp. (x)*	20,033	205,739
Phreesia, Inc.*	17,082	455,065
Simulations Plus, Inc.	20,042	582,621
Tabula Rasa HealthCare, Inc. (x)*	32,823	1,597,824
Teladoc Health, Inc. (x)*	119,988	10,045,395
Vocera Communications, Inc.*	51,719	1,073,686

		36,253,181

Life Sciences Tools & Services (0.8%)
Accelerate Diagnostics, Inc. (x)*	45,591	770,488
ChromaDex Corp. (x)*	62,905	271,120
Codexis, Inc.*	88,624	1,417,098
Fluidigm Corp.*	115,864	403,207
Luminex Corp.	70,426	1,631,066
Medpace Holdings, Inc.*	46,364	3,897,358
NanoString Technologies, Inc.*	55,459	1,542,869
NeoGenomics, Inc.*	160,956	4,707,963
Pacific Biosciences of California, Inc.*	238,821	1,227,540
Personalis, Inc.*	14,862	161,996
Quanterix Corp.*	21,941	518,466
Repligen Corp.*	87,353	8,080,152
Syneos Health, Inc.*	104,618	6,222,156

		30,851,479

Pharmaceuticals (1.7%)
AcelRx Pharmaceuticals, Inc. (x)*	130,385	275,112
Acer Therapeutics, Inc. (x)*	7,986	32,024
Aclaris Therapeutics, Inc. (x)*	52,104	98,477
Aerie Pharmaceuticals, Inc. (x)*	70,740	1,709,786
Akorn, Inc.*	156,245	234,368
Amneal Pharmaceuticals, Inc.*	197,962	954,177
Amphastar Pharmaceuticals, Inc.*	60,222	1,161,682
ANI Pharmaceuticals, Inc.*	15,306	943,921
Arvinas, Inc.*	35,501	1,458,736
Assertio Therapeutics, Inc.*	102,614	128,268
Axsome Therapeutics, Inc. (x)*	40,828	4,219,982
BioDelivery Sciences International, Inc.*	136,197	860,765
Cara Therapeutics, Inc. (x)*	67,223	1,082,963
cbdMD, Inc. (x)*	15,015	33,934
Cerecor, Inc. (x)*	34,138	184,004
Chiasma, Inc.*	57,832	286,847
Collegium Pharmaceutical, Inc.*	53,748	1,106,134
Corcept Therapeutics, Inc.*	162,390	1,964,919
CorMedix, Inc. (x)*	39,236	285,638
Cymabay Therapeutics, Inc.*	115,143	225,680
Dermira, Inc. (x)*	77,906	1,181,055
Eloxx Pharmaceuticals, Inc. (x)*	37,882	278,812
Endo International plc*	377,220	1,769,162
Evofem Biosciences, Inc. (x)*	22,513	138,905
Evolus, Inc. (x)*	25,504	310,384
EyePoint Pharmaceuticals, Inc. (x)*	98,498	152,672
Innoviva, Inc.*	107,304	1,519,425
Intersect ENT, Inc.*	51,335	1,278,242
Intra-Cellular Therapies, Inc. (x)*	74,384	2,552,115
Kala Pharmaceuticals, Inc. (x)*	34,748	128,220
Kaleido Biosciences, Inc. (x)*	8,026	40,291
Lannett Co., Inc. (x)*	52,815	465,828
Liquidia Technologies, Inc.*	21,358	91,305
Mallinckrodt plc (x)*	140,923	491,821
Marinus Pharmaceuticals, Inc.*	78,845	170,305
Menlo Therapeutics, Inc.*	24,645	114,353
MyoKardia, Inc.*	74,573	5,435,253
NGM Biopharmaceuticals, Inc. (x)*	40,913	756,481
Ocular Therapeutix, Inc. (x)*	62,606	247,294

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Odonate Therapeutics, Inc.*	19,795	$642,348
Omeros Corp. (x)*	78,745	1,109,517
Optinose, Inc. (x)*	41,335	381,109
Osmotica Pharmaceuticals plc (x)*	13,785	96,357
Pacira BioSciences, Inc.*	68,125	3,086,063
Paratek Pharmaceuticals, Inc. (x)*	52,743	212,554
Phathom Pharmaceuticals, Inc.*	17,966	559,461
Phibro Animal Health Corp., Class A	34,214	849,534
Prestige Consumer Healthcare, Inc.*	85,138	3,448,089
Reata Pharmaceuticals, Inc., Class A*	37,066	7,577,402
Recro Pharma, Inc.*	31,604	579,301
resTORbio, Inc. (x)*	24,909	37,114
Revance Therapeutics, Inc.*	73,031	1,185,293
SIGA Technologies, Inc. (x)*	91,777	437,776
Strongbridge Biopharma plc*	57,586	120,355
Supernus Pharmaceuticals, Inc.*	82,877	1,965,842
TherapeuticsMD, Inc. (x)*	329,713	797,905
Theravance Biopharma, Inc.*	74,070	1,917,672
Tricida, Inc. (x)*	36,615	1,381,850
Verrica Pharmaceuticals, Inc.*	21,537	342,223
WaVe Life Sciences Ltd. (x)*	37,669	301,917
Xeris Pharmaceuticals, Inc. (x)*	44,488	313,640
Zogenix, Inc.*	71,603	3,732,664
Zynerba Pharmaceuticals, Inc. (x)*	34,690	209,528

		65,654,854

Total Health Care		637,068,695

Industrials (14.5%)
Aerospace & Defense (1.1%)
AAR Corp.	56,143	2,532,049
Aerojet Rocketdyne Holdings, Inc.*	122,830	5,608,418
AeroVironment, Inc.*	35,865	2,214,305
Astronics Corp.*	40,760	1,139,242
Axon Enterprise, Inc.*	98,036	7,184,078
Cubic Corp.	52,622	3,345,181
Ducommun, Inc.*	18,069	913,027
Kratos Defense & Security Solutions, Inc.*	151,482	2,728,191
Maxar Technologies, Inc. (x)	93,276	1,461,635
Mercury Systems, Inc.*	91,601	6,330,545
Moog, Inc., Class A	54,138	4,619,596
National Presto Industries, Inc.	8,422	744,421
Park Aerospace Corp.	30,950	503,556
Parsons Corp.*	31,379	1,295,325
Triumph Group, Inc.	83,452	2,108,832
Vectrus, Inc.*	18,932	970,454
Wesco Aircraft Holdings, Inc.*	89,676	988,229

		44,687,084

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	98,178	2,303,256
Atlas Air Worldwide Holdings, Inc.*	39,017	1,075,699
Echo Global Logistics, Inc.*	45,763	947,294
Forward Air Corp.	48,028	3,359,559
Hub Group, Inc., Class A*	55,504	2,846,800
Radiant Logistics, Inc.*	64,825	361,075

		10,893,683

Airlines (0.4%)
Allegiant Travel Co.	21,882	3,808,343
Hawaiian Holdings, Inc.	80,168	2,348,121
Mesa Air Group, Inc.*	34,893	311,944
SkyWest, Inc.	82,541	5,334,625
Spirit Airlines, Inc.*	115,340	4,649,355

		16,452,388

Building Products (1.4%)
AAON, Inc.	68,971	3,407,857
Advanced Drainage Systems, Inc.	72,444	2,813,725
American Woodmark Corp.*	28,454	2,973,728
Apogee Enterprises, Inc.	44,280	1,439,100
Armstrong Flooring, Inc.*	35,676	152,337
Builders FirstSource, Inc.*	191,591	4,868,327
Caesarstone Ltd.	37,731	568,606
Continental Building Products, Inc.*	58,584	2,134,215
Cornerstone Building Brands, Inc.*	76,810	653,653
CSW Industrials, Inc.	25,042	1,928,234
Gibraltar Industries, Inc.*	54,296	2,738,690
Griffon Corp.	61,257	1,245,355
Insteel Industries, Inc.	30,713	660,022
JELD-WEN Holding, Inc.*	113,448	2,655,818
Masonite International Corp.*	41,928	3,027,621
Patrick Industries, Inc.	37,797	1,981,697
PGT Innovations, Inc.*	94,996	1,416,390
Quanex Building Products Corp.	55,185	942,560
Simpson Manufacturing Co., Inc.	75,328	6,043,565
Trex Co., Inc.*	98,732	8,874,032
Universal Forest Products, Inc.	100,116	4,775,533

		55,301,065

Commercial Services & Supplies (2.5%)
ABM Industries, Inc.	111,978	4,222,690
ACCO Brands Corp.	162,734	1,523,190
Advanced Disposal Services, Inc.*	122,320	4,020,658
Brady Corp., Class A	80,429	4,605,365
BrightView Holdings, Inc.*	52,311	882,487
Brink’s Co. (The)	83,891	7,607,236
Casella Waste Systems, Inc., Class A*	74,872	3,446,358
CECO Environmental Corp.*	51,234	392,452
Charah Solutions, Inc. (x)*	15,573	37,998
Cimpress plc (x)*	33,357	4,195,310
CompX International, Inc.	2,589	37,773
Covanta Holding Corp.	198,621	2,947,536

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Deluxe Corp.	70,810	$3,534,835
Ennis, Inc.	42,772	926,014
Healthcare Services Group, Inc.	124,982	3,039,562
Heritage-Crystal Clean, Inc.*	25,080	786,760
Herman Miller, Inc.	99,101	4,127,557
HNI Corp.	72,335	2,709,669
Interface, Inc.	97,696	1,620,777
Kimball International, Inc., Class B	59,811	1,236,293
Knoll, Inc.	82,503	2,084,026
Matthews International Corp., Class A	53,331	2,035,644
McGrath RentCorp	40,638	3,110,433
Mobile Mini, Inc.	75,087	2,846,548
MSA Safety, Inc.	59,395	7,505,152
NL Industries, Inc.*	13,377	52,304
PICO Holdings, Inc.*	28,690	319,033
Pitney Bowes, Inc.	275,412	1,109,910
Quad/Graphics, Inc.	52,103	243,321
RR Donnelley & Sons Co.	117,846	465,492
SP Plus Corp.*	39,763	1,687,144
Steelcase, Inc., Class A	146,317	2,993,646
Team, Inc.*	49,783	795,034
Tetra Tech, Inc.	91,744	7,904,663
UniFirst Corp.	25,463	5,143,017
US Ecology, Inc.	40,415	2,340,433
Viad Corp.	33,664	2,272,320
VSE Corp.	14,617	556,031

		95,364,671

Construction & Engineering (1.0%)
Aegion Corp.*	51,819	1,159,191
Ameresco, Inc., Class A*	36,451	637,892
Arcosa, Inc.	81,837	3,645,838
Argan, Inc.	24,728	992,582
Comfort Systems USA, Inc.	61,187	3,050,172
Concrete Pumping Holdings, Inc.*	17,678	96,699
Construction Partners, Inc., Class A*	29,452	496,855
Dycom Industries, Inc.*	51,088	2,408,799
EMCOR Group, Inc.	93,974	8,109,956
Granite Construction, Inc.	78,827	2,181,143
Great Lakes Dredge & Dock Corp.*	102,166	1,157,541
IES Holdings, Inc.*	14,551	373,379
MasTec, Inc.*	100,889	6,473,038
MYR Group, Inc.*	26,984	879,409
Northwest Pipe Co.*	16,160	538,290
NV5 Global, Inc.*	17,091	862,241
Primoris Services Corp.	74,381	1,654,233
Sterling Construction Co., Inc.*	43,758	616,113
Tutor Perini Corp.*	66,852	859,717
WillScot Corp.*	86,592	1,601,086

		37,794,174

Electrical Equipment (0.9%)
Allied Motion Technologies, Inc.	11,852	574,822
American Superconductor Corp. (x)*	35,022	274,923
Atkore International Group, Inc.*	77,660	3,142,124
AZZ, Inc.	43,510	1,999,284
Bloom Energy Corp., Class A (x)*	91,940	686,792
Encore Wire Corp.	34,158	1,960,669
Energous Corp. (x)*	45,304	80,188
EnerSys	72,640	5,435,651
Generac Holdings, Inc.*	102,794	10,340,048
Plug Power, Inc. (x)*	383,915	1,213,171
Powell Industries, Inc.	14,848	727,404
Preformed Line Products Co.	5,099	307,725
Sunrun, Inc. (x)*	190,782	2,634,699
Thermon Group Holdings, Inc.*	54,274	1,454,543
TPI Composites, Inc.*	48,398	895,847
Vicor Corp.*	29,801	1,392,303
Vivint Solar, Inc. (x)*	72,787	528,434

		33,648,627

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	60,599	2,088,241

Machinery (3.6%)
Actuant Corp., Class A	93,518	2,434,274
Alamo Group, Inc.	16,402	2,059,271
Albany International Corp., Class A	51,713	3,926,051
Altra Industrial Motion Corp.	108,086	3,913,794
Astec Industries, Inc.	37,388	1,570,296
Barnes Group, Inc.	79,577	4,930,591
Blue Bird Corp.*	25,253	578,799
Briggs & Stratton Corp.	68,163	453,966
Chart Industries, Inc.*	60,814	4,104,337
CIRCOR International, Inc.*	32,762	1,514,915
Columbus McKinnon Corp.	38,174	1,528,105
Commercial Vehicle Group, Inc.*	50,713	322,028
Douglas Dynamics, Inc.	37,558	2,065,690
Eastern Co. (The)	8,700	265,611
Energy Recovery, Inc.*	61,853	605,541
EnPro Industries, Inc.	34,601	2,314,115
ESCO Technologies, Inc.	42,992	3,976,760
Evoqua Water Technologies Corp.*	125,623	2,380,556
Federal Signal Corp.	100,455	3,239,674
Franklin Electric Co., Inc.	77,802	4,459,611
Gencor Industries, Inc.*	14,453	168,666
Gorman-Rupp Co. (The)	29,441	1,104,037
Graham Corp.	15,818	346,098
Greenbrier Cos., Inc. (The)	53,942	1,749,339
Harsco Corp.*	133,667	3,075,678
Helios Technologies, Inc.	49,178	2,273,499
Hillenbrand, Inc.	122,897	4,093,699
Hurco Cos., Inc.	10,664	409,071
Hyster-Yale Materials Handling, Inc.	16,989	1,001,671
John Bean Technologies Corp.	52,410	5,904,511
Kadant, Inc.	18,408	1,939,099
Kennametal, Inc.	138,178	5,097,386
LB Foster Co., Class A*	16,524	320,235
Lindsay Corp.	18,137	1,740,971
Luxfer Holdings plc	45,601	844,075

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Lydall, Inc.*	28,477	$584,348
Manitowoc Co., Inc. (The)*	59,296	1,037,680
Meritor, Inc.*	125,970	3,299,154
Miller Industries, Inc.	18,487	686,422
Mueller Industries, Inc.	93,220	2,959,735
Mueller Water Products, Inc., Class A	263,787	3,160,168
Navistar International Corp.*	83,366	2,412,612
NN, Inc.	69,881	646,399
Omega Flex, Inc.	4,823	517,460
Park-Ohio Holdings Corp.	14,624	492,098
Proto Labs, Inc.*	45,293	4,599,504
RBC Bearings, Inc.*	40,776	6,456,472
REV Group, Inc.	45,395	555,181
Rexnord Corp.*	177,074	5,776,154
Spartan Motors, Inc.	59,216	1,070,625
SPX Corp.*	73,488	3,739,069
SPX FLOW, Inc.*	70,474	3,444,064
Standex International Corp.	21,030	1,668,730
Tennant Co.	30,230	2,355,522
Terex Corp.	106,600	3,174,548
Titan International, Inc.	82,703	299,385
TriMas Corp.*	76,806	2,412,476
Twin Disc, Inc.*	16,469	181,488
Wabash National Corp.	91,735	1,347,587
Watts Water Technologies, Inc., Class A	46,536	4,642,431
Welbilt, Inc.*	218,094	3,404,447

		137,635,779

Marine (0.1%)
Costamare, Inc.	83,027	791,247
Eagle Bulk Shipping, Inc.*	73,998	340,391
Genco Shipping & Trading Ltd.	25,294	268,622
Matson, Inc.	71,437	2,914,630
Safe Bulkers, Inc.*	84,566	143,762
Scorpio Bulkers, Inc.	90,007	573,345

		5,031,997

Professional Services (1.4%)
Acacia Research Corp.*	70,128	186,540
ASGN, Inc.*	85,833	6,091,568
Barrett Business Services, Inc.	12,135	1,097,732
BG Staffing, Inc.	16,566	362,630
CBIZ, Inc.*	86,373	2,328,616
CRA International, Inc.	13,009	708,600
Exponent, Inc.	86,940	5,999,729
Forrester Research, Inc.*	17,751	740,217
Franklin Covey Co.*	16,354	527,089
FTI Consulting, Inc.*	62,880	6,958,301
GP Strategies Corp.*	21,116	279,365
Heidrick & Struggles International, Inc.	31,541	1,025,082
Huron Consulting Group, Inc.*	37,680	2,589,370
ICF International, Inc.	30,530	2,797,159
InnerWorkings, Inc.*	73,409	404,483
Insperity, Inc.	63,056	5,425,338
Kelly Services, Inc., Class A	55,745	1,258,722
Kforce, Inc.	33,877	1,344,917
Korn Ferry	94,805	4,019,732
Mistras Group, Inc.*	29,882	426,416
Resources Connection, Inc.	51,305	837,811
TriNet Group, Inc.*	75,106	4,251,751
TrueBlue, Inc.*	66,936	1,610,480
Upwork, Inc.*	92,061	982,291
Willdan Group, Inc.*	16,578	526,849

		52,780,788

Road & Rail (0.5%)
ArcBest Corp.	42,674	1,177,802
Avis Budget Group, Inc.*	96,382	3,107,356
Covenant Transportation Group, Inc., Class A*	20,736	268,013
Daseke, Inc. (x)*	72,757	229,912
Heartland Express, Inc.	77,177	1,624,576
Hertz Global Holdings, Inc.*	170,493	2,685,265
Marten Transport Ltd.	65,669	1,411,227
PAM Transportation Services, Inc.*	3,209	185,191
Roadrunner Transportation Systems, Inc. (x)*	5,678	52,294
Saia, Inc.*	43,567	4,056,959
Universal Logistics Holdings, Inc.	13,910	263,734
US Xpress Enterprises, Inc., Class A*	38,777	195,048
Werner Enterprises, Inc.	76,248	2,774,665
YRC Worldwide, Inc. (x)*	55,396	141,260

		18,173,302

Trading Companies & Distributors (1.3%)
Aircastle Ltd.	88,060	2,818,801
Applied Industrial Technologies, Inc.	64,405	4,295,169
Beacon Roofing Supply, Inc.*	114,060	3,647,639
BlueLinx Holdings, Inc. (x)*	14,922	212,638
BMC Stock Holdings, Inc.*	111,944	3,211,673
CAI International, Inc.*	28,285	819,699
DXP Enterprises, Inc.*	27,196	1,082,673
EVI Industries, Inc. (x)*	7,441	201,205
Foundation Building Materials, Inc.*	34,056	658,984
GATX Corp.	58,681	4,861,721
General Finance Corp.*	18,551	205,360
GMS, Inc.*	66,536	1,801,795
H&E Equipment Services, Inc.	53,558	1,790,444
Herc Holdings, Inc.*	40,614	1,987,649
Kaman Corp.	46,620	3,073,190
Lawson Products, Inc.*	7,013	365,377
MRC Global, Inc.*	133,138	1,816,002
NOW, Inc.*	182,989	2,056,796
Rush Enterprises, Inc., Class A	46,578	2,165,877
Rush Enterprises, Inc., Class B	7,318	334,433
SiteOne Landscape Supply, Inc.*	68,644	6,222,579
Systemax, Inc.	20,692	520,611
Textainer Group Holdings Ltd.*	87,974	942,201
Titan Machinery, Inc.*	31,655	467,861
Transcat, Inc.*	11,297	359,922
Triton International Ltd.	90,628	3,643,246
Veritiv Corp.*	21,627	425,403
Willis Lease Finance Corp.*	5,016	295,493

		50,284,441

Total Industrials		560,136,240

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Information Technology (12.3%)
Communications Equipment (1.0%)
Acacia Communications, Inc.*	62,975	$4,270,335
ADTRAN, Inc.	79,970	790,903
Applied Optoelectronics, Inc. (x)*	31,708	376,691
CalAmp Corp.*	54,418	521,325
Calix, Inc.*	76,592	612,736
Cambium Networks Corp. (x)*	7,239	63,269
Casa Systems, Inc.*	52,827	216,062
Clearfield, Inc.*	18,087	252,133
Comtech Telecommunications Corp.	39,439	1,399,690
DASAN Zhone Solutions, Inc.*	10,154	89,964
Digi International, Inc.*	46,460	823,271
Extreme Networks, Inc.*	196,230	1,446,215
Harmonic, Inc.*	144,660	1,128,348
Infinera Corp.*	294,398	2,337,520
Inseego Corp. (x)*	74,503	546,107
InterDigital, Inc.	52,666	2,869,770
KVH Industries, Inc.*	26,580	295,835
Lumentum Holdings, Inc.*	128,542	10,193,381
NETGEAR, Inc.*	52,276	1,281,285
NetScout Systems, Inc.*	122,921	2,958,709
Plantronics, Inc.	56,137	1,534,786
Ribbon Communications, Inc.*	99,551	308,608
TESSCO Technologies, Inc.	10,490	117,698
Viavi Solutions, Inc.*	386,283	5,794,245

		40,228,886

Electronic Equipment, Instruments & Components (2.4%)
Airgain, Inc.*	15,620	166,978
Akoustis Technologies, Inc. (x)*	41,641	333,128
Anixter International, Inc.*	51,210	4,716,441
Arlo Technologies, Inc.*	123,468	519,800
AVX Corp.	79,695	1,631,357
Badger Meter, Inc.	48,126	3,124,821
Bel Fuse, Inc., Class B	16,105	330,152
Belden, Inc.	65,619	3,609,045
Benchmark Electronics, Inc.	63,532	2,182,959
Coda Octopus Group, Inc. (x)*	7,370	61,687
CTS Corp.	54,461	1,634,375
Daktronics, Inc.	61,184	372,611
ePlus, Inc.*	22,733	1,916,165
Fabrinet*	61,273	3,972,941
FARO Technologies, Inc.*	29,306	1,475,557
Fitbit, Inc., Class A (x)*	371,368	2,439,888
II-VI, Inc.*	149,052	5,018,581
Insight Enterprises, Inc.*	59,621	4,190,760
Iteris, Inc.*	67,771	338,177
Itron, Inc.*	57,632	4,838,206
KEMET Corp.	95,670	2,587,873
Kimball Electronics, Inc.*	40,748	715,127
Knowles Corp.*	137,183	2,901,420
Methode Electronics, Inc.	61,845	2,433,601
MTS Systems Corp.	30,189	1,449,978
Napco Security Technologies, Inc.*	19,381	569,608
nLight, Inc.*	54,014	1,095,404
Novanta, Inc.*	56,575	5,003,493
OSI Systems, Inc.*	27,994	2,820,116
PAR Technology Corp. (x)*	20,581	632,660
PC Connection, Inc.	18,912	939,170
Plexus Corp.*	48,804	3,754,980
Rogers Corp.*	31,076	3,876,109
Sanmina Corp.*	113,809	3,896,820
ScanSource, Inc.*	43,380	1,602,891
Tech Data Corp.*	59,595	8,557,842
TTM Technologies, Inc.*	166,132	2,500,287
Vishay Intertechnology, Inc.	222,960	4,746,818
Vishay Precision Group, Inc.*	17,449	593,266
Wrap Technologies, Inc. (x)*	12,105	77,351

		93,628,443

IT Services (2.0%)
Brightcove, Inc.*	63,405	550,989
Cardtronics plc, Class A*	61,584	2,749,726
Cass Information Systems, Inc.	23,421	1,352,329
Conduent, Inc.*	290,489	1,801,032
CSG Systems International, Inc.	55,259	2,861,311
Endurance International Group Holdings, Inc.*	119,415	561,250
EVERTEC, Inc.	101,869	3,467,621
Evo Payments, Inc., Class A*	59,877	1,581,352
Exela Technologies, Inc. (x)*	70,007	28,542
ExlService Holdings, Inc.*	56,338	3,913,237
GTT Communications, Inc. (x)*	55,841	633,795
Hackett Group, Inc. (The)	40,652	656,123
I3 Verticals, Inc., Class A*	24,443	690,515
Information Services Group, Inc.*	58,102	146,998
International Money Express, Inc. (x)*	21,431	258,029
KBR, Inc.	238,360	7,269,980
Limelight Networks, Inc.*	191,208	780,129
LiveRamp Holdings, Inc.*	113,174	5,440,274
ManTech International Corp., Class A	45,056	3,599,073
MAXIMUS, Inc.	106,952	7,956,159
NIC, Inc.	110,528	2,470,301
Paysign, Inc. (x)*	49,930	506,790
Perficient, Inc.*	54,705	2,520,259
Perspecta, Inc.	237,621	6,282,699
PRGX Global, Inc.*	35,293	173,642
Priority Technology Holdings, Inc.*	10,429	25,551
Science Applications International Corp.	97,152	8,454,167
StarTek, Inc.*	27,393	218,596
Sykes Enterprises, Inc.*	64,552	2,387,778
TTEC Holdings, Inc.	24,040	952,465
Tucows, Inc., Class A (x)*	15,816	977,112
Unisys Corp.*	85,265	1,011,243
Verra Mobility Corp.*	213,441	2,986,040
Virtusa Corp.*	48,341	2,191,298

		77,456,405

Semiconductors & Semiconductor Equipment (2.6%)
Adesto Technologies Corp.*	44,649	379,516
Advanced Energy Industries, Inc.*	63,874	4,547,829
Alpha & Omega Semiconductor Ltd.*	33,328	453,927
Ambarella, Inc.*	52,950	3,206,652

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Amkor Technology, Inc.*	164,939	$2,144,207
Axcelis Technologies, Inc.*	54,622	1,316,117
AXT, Inc.*	62,511	271,923
Brooks Automation, Inc.	119,174	5,000,541
Cabot Microelectronics Corp.	48,669	7,023,910
CEVA, Inc.*	36,318	979,133
Cirrus Logic, Inc.*	98,376	8,107,166
Cohu, Inc.	68,631	1,568,218
Diodes, Inc.*	68,936	3,885,922
DSP Group, Inc.*	36,357	572,259
Enphase Energy, Inc. (x)*	154,269	4,031,049
FormFactor, Inc.*	124,714	3,238,823
GSI Technology, Inc.*	25,512	180,880
Ichor Holdings Ltd.*	36,669	1,219,978
Impinj, Inc. (x)*	24,782	640,862
Inphi Corp.*	75,455	5,585,179
Lattice Semiconductor Corp.*	209,448	4,008,835
MACOM Technology Solutions Holdings, Inc.*	77,051	2,049,557
MaxLinear, Inc.*	109,331	2,320,004
NeoPhotonics Corp.*	63,278	558,112
NVE Corp.	7,970	569,058
Onto Innovation, Inc.*	80,652	2,947,024
PDF Solutions, Inc.*	46,286	781,771
Photronics, Inc.*	109,010	1,717,998
Power Integrations, Inc.	47,479	4,696,148
Rambus, Inc.*	185,382	2,553,637
Semtech Corp.*	110,643	5,853,015
Silicon Laboratories, Inc.*	72,198	8,373,524
SMART Global Holdings, Inc.*	22,767	863,780
SunPower Corp. (x)*	106,343	829,475
Synaptics, Inc.*	56,796	3,735,473
Ultra Clean Holdings, Inc.*	66,685	1,565,097
Veeco Instruments, Inc.*	80,057	1,175,637
Xperi Corp.	82,576	1,527,656

		100,479,892

Software (4.1%)
8x8, Inc.*	157,489	2,882,049
A10 Networks, Inc.*	93,189	640,208
ACI Worldwide, Inc.*	194,447	7,366,625
Agilysys, Inc.*	34,932	887,622
Alarm.com Holdings, Inc.*	61,730	2,652,538
Altair Engineering, Inc., Class A*	64,714	2,323,880
American Software, Inc., Class A	48,007	714,344
Appfolio, Inc., Class A*	26,529	2,916,864
Appian Corp. (x)*	57,031	2,179,155
Avaya Holdings Corp.*	186,375	2,516,062
Benefitfocus, Inc.*	49,680	1,089,979
Blackbaud, Inc.	82,101	6,535,240
Blackline, Inc.*	71,865	3,705,359
Bottomline Technologies DE, Inc.*	72,015	3,860,004
Box, Inc., Class A*	240,506	4,035,691
ChannelAdvisor Corp.*	44,274	400,237
Cision Ltd.*	153,538	1,530,774
Cloudera, Inc. (x)*	396,356	4,609,620
CommVault Systems, Inc.*	68,185	3,043,778
Cornerstone OnDemand, Inc.*	96,189	5,631,866
Digimarc Corp. (x)*	19,163	643,110
Digital Turbine, Inc.*	129,798	925,460
Domo, Inc., Class B*	28,942	628,620
Ebix, Inc.	39,026	1,303,859
eGain Corp.*	33,977	269,098
Envestnet, Inc.*	80,322	5,592,821
Everbridge, Inc.*	56,130	4,382,630
Five9, Inc.*	100,995	6,623,252
ForeScout Technologies, Inc.*	68,102	2,233,746
GTY Technology Holdings, Inc. (x)*	66,908	394,088
Ideanomics, Inc. (x)*	87,525	74,895
Instructure, Inc.*	56,537	2,725,649
Intelligent Systems Corp. (x)*	11,423	456,235
j2 Global, Inc.	78,422	7,348,926
LivePerson, Inc.*	102,126	3,778,662
Majesco*	13,897	114,650
MicroStrategy, Inc., Class A*	13,907	1,983,555
Mitek Systems, Inc.*	49,503	378,698
MobileIron, Inc.*	160,230	778,718
Model N, Inc.*	54,487	1,910,859
OneSpan, Inc.*	56,175	961,716
Phunware, Inc.*	54,094	64,372
Ping Identity Holding Corp. (x)*	23,084	560,941
Progress Software Corp.	74,760	3,106,278
PROS Holdings, Inc.*	55,268	3,311,659
Q2 Holdings, Inc.*	72,914	5,911,867
QAD, Inc., Class A	18,304	932,223
QAD, Inc., Class B	249	9,185
Qualys, Inc.*	57,159	4,765,346
Rapid7, Inc.*	82,297	4,610,278
Rimini Street, Inc.*	31,384	121,770
SailPoint Technologies Holding, Inc.*	144,021	3,398,896
SecureWorks Corp., Class A (x)*	14,823	246,951
SharpSpring, Inc. (x)*	14,486	166,154
ShotSpotter, Inc. (x)*	13,417	342,134
SPS Commerce, Inc.*	59,063	3,273,271
SVMK, Inc.*	140,830	2,516,632
Synchronoss Technologies, Inc. (x)*	64,123	304,584
Telaria, Inc.*	72,465	638,417
Telenav, Inc.*	52,879	256,992
Tenable Holdings, Inc.*	62,087	1,487,605
TiVo Corp.	211,930	1,797,166
Upland Software, Inc.*	37,675	1,345,374
Varonis Systems, Inc.*	49,817	3,871,279
Verint Systems, Inc.*	109,917	6,085,005
VirnetX Holding Corp. (x)*	101,269	384,822
Workiva, Inc.*	62,037	2,608,656
Yext, Inc. (x)*	156,060	2,250,385
Zix Corp.*	89,433	606,356
Zuora, Inc., Class A*	143,089	2,050,465

		160,056,205

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp. (x)*	190,382	1,665,843
AstroNova, Inc.	11,374	156,051
Avid Technology, Inc.*	46,747	401,089
Diebold Nixdorf, Inc.*	128,865	1,360,815

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Immersion Corp.*	51,840	$385,171
Sonim Technologies, Inc. (x)*	5,732	20,807
Stratasys Ltd. (x)*	86,379	1,747,015

		5,736,791

Total Information Technology		477,586,622

Materials (3.6%)
Chemicals (1.7%)
Advanced Emissions Solutions, Inc. (x)	27,262	286,251
AdvanSix, Inc.*	47,803	954,148
American Vanguard Corp.	47,358	922,060
Amyris, Inc. (x)*	99,892	308,666
Balchem Corp.	54,104	5,498,590
Chase Corp.	12,203	1,445,811
Ferro Corp.*	137,145	2,033,860
Flotek Industries, Inc.*	91,106	182,212
FutureFuel Corp.	43,037	533,228
GCP Applied Technologies, Inc.*	91,088	2,068,609
Hawkins, Inc.	16,342	748,627
HB Fuller Co.	85,692	4,419,136
Ingevity Corp.*	70,650	6,173,397
Innophos Holdings, Inc.	32,810	1,049,264
Innospec, Inc.	40,919	4,232,661
Intrepid Potash, Inc.*	158,847	430,475
Koppers Holdings, Inc.*	31,579	1,206,949
Kraton Corp.*	52,462	1,328,338
Kronos Worldwide, Inc. (x)	38,025	509,535
Livent Corp.*	246,296	2,105,831
LSB Industries, Inc.*	37,113	155,875
Marrone Bio Innovations, Inc. (x)*	87,097	87,968
Minerals Technologies, Inc.	59,420	3,424,375
OMNOVA Solutions, Inc.*	75,000	758,250
Orion Engineered Carbons SA	99,822	1,926,565
PolyOne Corp.	130,548	4,802,861
PQ Group Holdings, Inc.*	63,301	1,087,511
Quaker Chemical Corp.	22,061	3,629,476
Rayonier Advanced Materials, Inc.	82,444	316,585
Sensient Technologies Corp.	71,277	4,710,697
Stepan Co.	34,467	3,530,800
Trecora Resources*	35,107	251,015
Tredegar Corp.	43,673	976,092
Trinseo SA	68,049	2,532,103
Tronox Holdings plc, Class A	154,113	1,759,970
Valhi, Inc.	47,407	88,651

		66,476,442

Construction Materials (0.2%)
Forterra, Inc. (x)*	30,385	351,250
Summit Materials, Inc., Class A*	189,044	4,518,152
United States Lime & Minerals, Inc.	3,361	303,498
US Concrete, Inc.*	26,797	1,116,363

		6,289,263

Containers & Packaging (0.1%)
Greif, Inc., Class A	43,822	1,936,932
Greif, Inc., Class B	9,815	508,123
Myers Industries, Inc.	59,357	990,075
UFP Technologies, Inc.*	11,289	560,047

		3,995,177

Metals & Mining (1.2%)
AK Steel Holding Corp. (x)*	529,307	1,741,420
Allegheny Technologies, Inc.*	211,342	4,366,326
Carpenter Technology Corp.	79,110	3,938,096
Century Aluminum Co.*	83,573	628,051
Cleveland-Cliffs, Inc. (x)	453,833	3,812,197
Coeur Mining, Inc.*	398,905	3,223,152
Commercial Metals Co.	198,106	4,411,821
Compass Minerals International, Inc.	57,328	3,494,715
Gold Resource Corp.	96,292	533,458
Haynes International, Inc.	20,606	737,283
Hecla Mining Co.	808,182	2,739,737
Kaiser Aluminum Corp.	26,971	2,990,814
Materion Corp.	34,112	2,027,958
Mayville Engineering Co., Inc.*	10,033	94,109
Novagold Resources, Inc.*	388,934	3,484,849
Olympic Steel, Inc.	14,860	266,291
Ramaco Resources, Inc. (x)*	12,761	45,684
Ryerson Holding Corp.*	27,264	322,533
Schnitzer Steel Industries, Inc., Class A	43,144	935,362
SunCoke Energy, Inc.	129,498	806,773
Synalloy Corp.*	13,722	177,151
TimkenSteel Corp.*	65,187	512,370
Warrior Met Coal, Inc.	86,925	1,836,725
Worthington Industries, Inc.	66,303	2,796,661

		45,923,536

Paper & Forest Products (0.4%)
Boise Cascade Co.	66,317	2,422,560
Clearwater Paper Corp.*	26,637	568,966
Louisiana-Pacific Corp.	198,277	5,882,879
Neenah, Inc.	28,104	1,979,365
PH Glatfelter Co.	72,870	1,333,521
Schweitzer-Mauduit International, Inc.	51,876	2,178,273
Verso Corp., Class A*	58,440	1,053,673

		15,419,237

Total Materials		138,103,655

Real Estate (7.1%)
Equity Real Estate Investment Trusts (REITs) (6.4%)
Acadia Realty Trust (REIT)	140,285	3,637,590
Agree Realty Corp. (REIT)	69,283	4,861,588
Alexander & Baldwin, Inc. (REIT)	116,157	2,434,651
Alexander’s, Inc. (REIT)	3,576	1,181,332
American Assets Trust, Inc. (REIT)	81,617	3,746,220
American Finance Trust, Inc. (REIT)	179,384	2,378,632
Armada Hoffler Properties, Inc. (REIT)	86,059	1,579,183
Ashford Hospitality Trust, Inc. (REIT)	150,372	419,538

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Bluerock Residential Growth REIT, Inc. (REIT)	38,695	$466,275
Braemar Hotels & Resorts, Inc. (REIT)	50,042	446,875
BRT Apartments Corp. (REIT)	16,216	275,185
CareTrust REIT, Inc. (REIT)	160,139	3,303,668
CatchMark Timber Trust, Inc. (REIT), Class A	80,560	924,023
CBL & Associates Properties, Inc. (REIT) (x)	280,191	294,201
Cedar Realty Trust, Inc. (REIT)	136,465	402,572
Chatham Lodging Trust (REIT)	76,614	1,405,101
CIM Commercial Trust Corp. (REIT)	2,138	31,001
City Office REIT, Inc. (REIT)	89,076	1,204,307
Clipper Realty, Inc. (REIT)	23,824	252,534
Community Healthcare Trust, Inc. (REIT)	29,774	1,276,114
CoreCivic, Inc. (REIT)	200,186	3,479,233
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	22,896	1,023,680
CorePoint Lodging, Inc. (REIT)	68,849	735,307
DiamondRock Hospitality Co. (REIT)	341,866	3,787,875
Easterly Government Properties, Inc. (REIT)	124,866	2,963,070
EastGroup Properties, Inc. (REIT)	62,658	8,312,837
Essential Properties Realty Trust, Inc. (REIT)	135,090	3,351,583
Farmland Partners, Inc. (REIT) (x)	50,316	341,142
First Industrial Realty Trust, Inc. (REIT)	211,798	8,791,735
Four Corners Property Trust, Inc. (REIT)	114,653	3,232,068
Franklin Street Properties Corp. (REIT)	172,701	1,478,321
Front Yard Residential Corp. (REIT)	82,593	1,019,198
GEO Group, Inc. (The) (REIT)	199,990	3,321,834
Getty Realty Corp. (REIT)	58,109	1,910,043
Gladstone Commercial Corp. (REIT)	49,316	1,078,048
Gladstone Land Corp. (REIT)	25,957	336,662
Global Medical REIT, Inc. (REIT)	50,324	665,786
Global Net Lease, Inc. (REIT)	150,809	3,058,406
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	106,922	3,440,750
Healthcare Realty Trust, Inc. (REIT)	221,803	7,401,566
Hersha Hospitality Trust (REIT)	58,219	847,086
Independence Realty Trust, Inc. (REIT)	150,350	2,116,928
Industrial Logistics Properties Trust (REIT)	108,718	2,437,458
Innovative Industrial Properties, Inc. (REIT) (x)	18,247	1,384,400
Investors Real Estate Trust (REIT)	19,659	1,425,277
iStar, Inc. (REIT) (x)	100,319	1,455,629
Jernigan Capital, Inc. (REIT) (x)	34,518	660,675
Kite Realty Group Trust (REIT)	141,647	2,766,366
Lexington Realty Trust (REIT)	404,935	4,300,410
LTC Properties, Inc. (REIT)	66,217	2,964,535
Mack-Cali Realty Corp. (REIT)	146,263	3,383,063
Monmouth Real Estate Investment Corp. (REIT)	157,163	2,275,720
National Health Investors, Inc. (REIT)	70,358	5,732,770
National Storage Affiliates Trust (REIT)	98,773	3,320,748
New Senior Investment Group, Inc. (REIT)	137,955	1,055,356
NexPoint Residential Trust, Inc. (REIT)	31,300	1,408,500
Office Properties Income Trust (REIT)	80,105	2,574,575
One Liberty Properties, Inc. (REIT)	25,448	691,931
Pebblebrook Hotel Trust (REIT)	218,346	5,853,856
Pennsylvania REIT (REIT) (x)	115,817	617,305
Physicians Realty Trust (REIT)	311,757	5,904,678
Piedmont Office Realty Trust, Inc. (REIT), Class A	210,706	4,686,101
PotlatchDeltic Corp. (REIT)	111,059	4,805,523
Preferred Apartment Communities, Inc. (REIT), Class A	72,188	961,544
PS Business Parks, Inc. (REIT)	33,639	5,546,062
QTS Realty Trust, Inc. (REIT), Class A	96,323	5,227,449
Retail Opportunity Investments Corp. (REIT)	188,864	3,335,338
Retail Value, Inc. (REIT)	24,802	912,714
Rexford Industrial Realty, Inc. (REIT)	184,997	8,448,813
RLJ Lodging Trust (REIT)	283,290	5,019,899
RPT Realty (REIT)	130,524	1,963,081
Ryman Hospitality Properties, Inc. (REIT)	77,103	6,681,746
Sabra Health Care REIT, Inc. (REIT)	319,042	6,808,356
Safehold, Inc. (REIT) (x)	17,971	724,231
Saul Centers, Inc. (REIT)	19,816	1,045,888
Senior Housing Properties Trust (REIT)	397,709	3,356,664
Seritage Growth Properties (REIT), Class A	55,351	2,218,468
STAG Industrial, Inc. (REIT)	224,043	7,073,037
Summit Hotel Properties, Inc. (REIT)	177,947	2,195,866
Sunstone Hotel Investors, Inc. (REIT)	379,067	5,276,613
Tanger Factory Outlet Centers, Inc. (REIT) (x)	153,068	2,254,692

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Terreno Realty Corp. (REIT)	108,964	$5,899,311
UMH Properties, Inc. (REIT)	57,720	907,936
Uniti Group, Inc. (REIT) (x)	310,770	2,551,422
Universal Health Realty Income Trust (REIT)	21,468	2,519,484
Urban Edge Properties (REIT)	197,473	3,787,532
Urstadt Biddle Properties, Inc. (REIT), Class A	49,095	1,219,520
Washington Prime Group, Inc. (REIT) (x)	312,490	1,137,464
Washington REIT (REIT)	134,762	3,932,355
Whitestone REIT (REIT) (x)	63,170	860,375
Xenia Hotels & Resorts, Inc. (REIT) (x)	190,574	4,118,304

		248,902,788

Real Estate Management & Development (0.7%)
Altisource Portfolio Solutions SA (x)*	9,726	188,004
American Realty Investors, Inc.*	4,332	74,207
Consolidated-Tomoka Land Co.	8,271	498,907
Cushman & Wakefield plc*	188,131	3,845,398
eXp World Holdings, Inc. (x)*	26,577	301,117
Forestar Group, Inc. (x)*	17,312	360,955
FRP Holdings, Inc.*	11,677	581,631
Griffin Industrial Realty, Inc.	1,853	73,286
Kennedy-Wilson Holdings, Inc.	205,964	4,592,997
Marcus & Millichap, Inc.*	38,494	1,433,902
Maui Land & Pineapple Co., Inc.*	10,742	120,848
Newmark Group, Inc., Class A	240,973	3,242,292
Rafael Holdings, Inc., Class B*	17,599	313,966
RE/MAX Holdings, Inc., Class A	29,831	1,148,195
Realogy Holdings Corp. (x)	191,047	1,849,335
Redfin Corp.*	148,107	3,130,982
RMR Group, Inc. (The), Class A	25,316	1,155,422
St Joe Co. (The) (x)*	56,941	1,129,140
Stratus Properties, Inc.*	9,341	289,384
Tejon Ranch Co.*	34,490	551,150
Transcontinental Realty Investors, Inc. (x)*	2,233	89,052

		24,970,170

Total Real Estate		273,872,958

Utilities (3.4%)
Electric Utilities (0.9%)
ALLETE, Inc.	87,214	7,079,160
El Paso Electric Co.	68,220	4,631,456
Genie Energy Ltd., Class B	24,242	187,391
MGE Energy, Inc.	58,602	4,619,010
Otter Tail Corp.	66,128	3,391,705
PNM Resources, Inc.	133,559	6,772,777
Portland General Electric Co.	151,307	8,441,417
Spark Energy, Inc., Class A (x)	18,943	174,844

		35,297,760

Gas Utilities (1.1%)
Chesapeake Utilities Corp.	27,101	2,597,089
New Jersey Resources Corp.	149,215	6,650,512
Northwest Natural Holding Co.	51,083	3,766,350
ONE Gas, Inc.	87,801	8,215,539
RGC Resources, Inc.	12,226	349,419
South Jersey Industries, Inc.	155,457	5,126,972
Southwest Gas Holdings, Inc.	91,705	6,966,829
Spire, Inc.	83,602	6,964,883

		40,637,593

Independent Power and Renewable Electricity Producers (0.4%)
Atlantic Power Corp.*	176,696	411,702
Clearway Energy, Inc., Class A	56,653	1,083,205
Clearway Energy, Inc., Class C	125,520	2,504,124
Ormat Technologies, Inc.	66,645	4,966,385
Pattern Energy Group, Inc., Class A	148,839	3,982,188
Sunnova Energy International, Inc.*	22,390	249,872
TerraForm Power, Inc., Class A	132,859	2,044,700

		15,242,176

Multi-Utilities (0.5%)
Avista Corp.	110,255	5,302,163
Black Hills Corp.	103,120	8,099,045
NorthWestern Corp.	85,268	6,111,158
Unitil Corp.	24,131	1,491,778

		21,004,144

Water Utilities (0.5%)
American States Water Co.	61,574	5,334,771
AquaVenture Holdings Ltd.*	23,673	642,012
Artesian Resources Corp., Class A	13,007	483,991
Cadiz, Inc. (x)*	22,203	244,677
California Water Service Group	80,739	4,162,903
Consolidated Water Co. Ltd.	23,634	385,234
Global Water Resources, Inc.	18,972	249,482
Middlesex Water Co.	26,713	1,698,145
Pure Cycle Corp.*	27,553	346,892
SJW Group	44,160	3,138,010
York Water Co. (The)	21,020	969,232

		17,655,349

Total Utilities		129,837,022

Total Common Stocks (91.1%) (Cost $2,840,199,530)		3,525,307,352

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Oncternal Therapeutics, Inc., CVR (r)(x)*	987	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Rights	Value (Note 1)
Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)*	40,395	$5,453
Omthera Pharmaceuticals, Inc., CVR (r)*	4,193	—

		5,453

Total Health Care		5,453

Materials (0.0%)
Chemicals (0.0%)
Schulman, Inc., CVR (r)*	40,667	15,952

Total Materials		15,952

Total Rights (0.0%) (Cost $—)		21,405

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (4.3%)
JPMorgan Prime Money Market Fund, IM Shares	168,697,089	168,747,698

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.4%)
Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $7,000,614, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $7,140,000. (xx)	$7,000,000	7,000,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $6,647,717, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $6,780,036. (xx)	6,647,089	6,647,089
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $2,200,208, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $2,244,000. (xx)	2,200,000	2,200,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $12,503,865, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $12,750,000. (xx)	12,500,000	12,500,000
NBC Global Finance Ltd., 1.74%, dated 12/31/19, due 1/7/20, repurchase price $30,010,150, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 1/21/20-5/15/48; total market value $32,554,749. (xx)	30,000,000	30,000,000
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $25,007,583, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $25,500,000. (xx)	25,000,000	25,000,000
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $17,005,157, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/49; total market value $17,340,000. (xx)	17,000,000	17,000,000
Societe Generale SA, 1.72%, dated 12/31/19, due 1/7/20, repurchase price $10,003,344, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $11,043,731. (xx)	10,000,000	10,000,000
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $20,001,878, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $22,087,462. (xx)	20,000,000	20,000,000

Total Repurchase Agreements		130,347,089

Total Short-Term Investments (7.7%) (Cost $299,077,511)		299,094,787

Total Investments in Securities (98.8%) (Cost $3,139,277,041)		3,824,423,544
Other Assets Less Liabilities (1.2%)		45,492,355

Net Assets (100%)		$3,869,915,899

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $211,420,417. This was collateralized by $88,992,451 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $130,347,089 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	—	Contingent Value Right
USD	—	United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	146,266	1,737,823	1,162,472	—	—	359,974	3,260,269	237,741	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	12,395	263,518	—	—	—	158,408	421,926	1,487	—

Total		2,001,341	1,162,472	—	—	518,382	3,682,195	239,228	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	4,141	3/2020	USD	345,897,730	4,914,868

					4,914,868

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$81,194,818	$—	$—	$81,194,818
Consumer Discretionary	383,621,758	338,665	—	383,960,423
Consumer Staples	106,560,409	—	—	106,560,409
Energy	112,052,926	—	—	112,052,926
Financials	624,933,584	—	—	624,933,584
Health Care	637,068,695	—	—	637,068,695
Industrials	559,870,629	265,611	—	560,136,240
Information Technology	477,586,622	—	—	477,586,622
Materials	138,103,655	—	—	138,103,655
Real Estate	273,872,958	—	—	273,872,958
Utilities	129,837,022	—	—	129,837,022
Futures	4,914,868	—	—	4,914,868
Rights
Health Care	—	—	5,453	5,453
Materials	—	—	15,952	15,952
Short-Term Investments
Investment Company	168,747,698	—	—	168,747,698
Repurchase Agreements	—	130,347,089	—	130,347,089

Total Assets	$3,698,365,642	$130,951,365	$21,405	$3,829,338,412

Total Liabilities	$—	$—	$—	$—

Total	$3,698,365,642	$130,951,365	$21,405	$3,829,338,412

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$4,914,868	*

Total		$4,914,868

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$59,666,063	$59,666,063

Total	$59,666,063	$59,666,063

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$6,064,319	$6,064,319

Total	$6,064,319	$6,064,319

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $344,638,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 12%)*	$580,157,516
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 25%)*	$612,634,398

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,092,097,607
Aggregate gross unrealized depreciation	(403,607,973)

Net unrealized appreciation	$688,489,634

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,140,848,778

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $3,354,064)	$3,682,195
Unaffiliated Issuers (Cost $3,005,575,888)	3,690,394,260
Repurchase Agreements (Cost $130,347,089)	130,347,089
Cash	159,681,856
Cash held as collateral at broker for futures	13,762,600
Dividends, interest and other receivables	4,525,887
Due from broker for futures variation margin	455,509
Securities lending income receivable	450,123
Receivable for Portfolio shares sold	258,353
Receivable for securities sold	9,374
Other assets	14,793

Total assets	4,003,582,039

LIABILITIES
Payable for return of collateral on securities loaned	130,347,089
Investment management fees payable	1,419,896
Payable for Portfolio shares redeemed	1,241,739
Administrative fees payable	398,448
Distribution fees payable – Class IB	116,873
Payable for securities purchased	32,172
Accrued expenses	109,923

Total liabilities	133,666,140

NET ASSETS	$3,869,915,899

Net assets were comprised of:
Paid in capital	$3,163,134,646
Total distributable earnings (loss)	706,781,253

Net assets	$3,869,915,899

Class IB
Net asset value, offering and redemption price per share, $556,135,529 / 26,954,217 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.63

Class K
Net asset value, offering and redemption price per share, $3,313,780,370 / 159,448,734 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.78

(x)	Includes value of securities on loan of $211,420,417.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($239,228 of dividend income received from affiliates) (net of $13,999 foreign withholding tax)	$48,535,898
Interest	3,291,955
Securities lending (net)	4,697,151

Total income	56,525,004

EXPENSES
Investment management fees	15,653,217
Administrative fees	4,391,924
Distribution fees – Class IB	1,354,747
Printing and mailing expenses	228,048
Custodian fees	166,000
Professional fees	146,106
Trustees’ fees	112,631
Miscellaneous	96,367

Total expenses	22,149,040

NET INVESTMENT INCOME (LOSS)	34,375,964

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	144,680,979
Futures contracts	59,666,063

Net realized gain (loss)	204,347,042

Change in unrealized appreciation (depreciation) on:
Investments in securities ($518,382 of change in unrealized appreciation (depreciation) from affiliates)	542,302,316
Futures contracts	6,064,319

Net change in unrealized appreciation (depreciation)	548,366,635

NET REALIZED AND UNREALIZED GAIN (LOSS)	752,713,677

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$787,089,641

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$34,375,964	$31,465,236
Net realized gain (loss)	204,347,042	177,035,186
Net change in unrealized appreciation (depreciation)	548,366,635	(603,573,281)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	787,089,641	(395,072,859)

Distributions to shareholders:
Class IB	(26,700,459)	(40,011,567)
Class K	(164,496,921)	(212,251,607)

Total distributions to shareholders	(191,197,380)	(252,263,174)

Tax return of capital:
Class IB	—	(310,795)
Class K	—	(1,648,694)

Total	—	(1,959,489)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 697,375 and 932,585 shares, respectively ]	13,650,709	20,547,784
Capital shares issued in reinvestment of dividends and distributions [ 1,318,576 and 2,152,953 shares, respectively ]	26,700,459	40,322,362
Capital shares repurchased [ (3,558,841) and (4,241,599) shares, respectively ]	(71,165,189)	(94,374,812)

Total Class IB transactions	(30,814,021)	(33,504,666)

Class K
Capital shares sold [ 20,471,211 and 20,357,295 shares, respectively ]	399,444,944	393,642,920
Capital shares issued in reinvestment of dividends and distributions [ 8,065,826 and 11,354,325 shares, respectively ]	164,496,921	213,900,301
Capital shares repurchased [ (23,401,369) and (10,668,307) shares, respectively ]	(463,028,228)	(225,797,019)

Total Class K transactions	100,913,637	381,746,202

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	70,099,616	348,241,536

TOTAL INCREASE (DECREASE) IN NET ASSETS	665,991,877	(301,053,986)
NET ASSETS:
Beginning of year	3,203,924,022	3,504,978,008

End of year	$3,869,915,899	$3,203,924,022

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	January 1, 2015 to April 13, 2015‡
Net asset value, beginning of year	$18.93

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01
Net realized and unrealized gain (loss)	0.97

Total from investment operations	0.98

Net asset value, end of year	$19.91

Total return (b)	5.18%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.87%
Before waivers and reimbursements (a)(f)	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.13%
Before waivers and reimbursements (a)(f)	0.13%
Portfolio turnover rate^	20%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$17.43	$21.40	$20.03	$17.02	$18.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.15	0.11	0.12	0.06
Net realized and unrealized gain (loss)	4.09	(2.59)	2.62	3.37	(1.03)

Total from investment operations	4.24	(2.44)	2.73	3.49	(0.97)

Less distributions:
Dividends from net investment income	(0.17)	(0.16)	(0.13)	(0.12)	(0.06)
Distributions from net realized gains	(0.87)	(1.36)	(1.23)	(0.36)	(0.76)
Return of capital	—	(0.01)	—	—	—

Total dividends and distributions	(1.04)	(1.53)	(1.36)	(0.48)	(0.82)

Net asset value, end of year	$20.63	$17.43	$21.40	$20.03	$17.02

Total return	24.41%	(11.91)%	13.90%	20.49%	(5.09)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$556,136	$496,605	$634,474	$628,298	$590,553
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.83%	0.83%	0.84%	0.84%	0.85%
Before waivers and reimbursements (f)	0.83%	0.83%	0.84%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.75%	0.66%	0.55%	0.69%	0.29%
Before waivers and reimbursements (f)	0.75%	0.66%	0.55%	0.68%	0.29%
Portfolio turnover rate^	18%	19%	16%	18%	20%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$17.54	$21.54	$20.16	$17.12	$18.92

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.21	0.17	0.17	0.11
Net realized and unrealized gain (loss)	4.13	(2.62)	2.63	3.40	(1.05)

Total from investment operations	4.33	(2.41)	2.80	3.57	(0.94)

Less distributions:
Dividends from net investment income	(0.22)	(0.22)	(0.19)	(0.17)	(0.10)
Distributions from net realized gains	(0.87)	(1.36)	(1.23)	(0.36)	(0.76)
Return of capital	—	(0.01)	—	—	—

Total dividends and distributions	(1.09)	(1.59)	(1.42)	(0.53)	(0.86)

Net asset value, end of year	$20.78	$17.54	$21.54	$20.16	$17.12

Total return	24.77%	(11.72)%	14.12%	20.86%	(4.87)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,313,780	$2,707,319	$2,870,504	$2,490,931	$1,980,593
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.58%	0.58%	0.59%	0.59%	0.60%
Before waivers and reimbursements (f)	0.58%	0.58%	0.59%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.00%	0.93%	0.80%	0.95%	0.56%
Before waivers and reimbursements (f)	1.00%	0.93%	0.80%	0.94%	0.56%
Portfolio turnover rate^	18%	19%	16%	18%	20%
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IB Shares	21.44%	4.70%	3.87%
Portfolio – Class K Shares*	21.69	4.95	5.80
Volatility Managed Index – International	22.01	5.20	5.24
International Proxy Index	22.97	5.59	5.07
Volatility Managed Index – International Proxy	23.30	5.51	5.28
MSCI EAFE® Index	22.01	5.67	5.50

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 21.44% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — International, the International Proxy Index, the Volatility Managed Index — International Proxy and the MSCI EAFE® Index, which returned 22.01%, 22.97%, 23.30% and 22.01%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were industrials, financials, health care, consumer discretionary and consumer staples.

•	The five stocks that contributed most to performance were Nestle SA, ASML Holdings NV, Roche Holding AG, LVMH Moet Hennessy Louis Vuitton SE and SAP SE.

What hurt performance during the year:

•	No sector detracted from performance during the year.

•	The five stocks that detracted most from performance were Shire plc, Nokia OYJ, Swedbank, Teva Pharmaceutical Industries Ltd. and Telefonica SA.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio did not reduce its equity exposure during the year.

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Financials	$399,546,644	16.6%
Industrials	323,435,710	13.5
Health Care	261,432,838	10.9
Consumer Discretionary	249,256,355	10.4
Consumer Staples	242,445,108	10.1
Materials	153,514,857	6.4
Information Technology	152,070,505	6.3
Communication Services	111,526,119	4.6
Energy	104,730,796	4.4
Utilities	79,715,987	3.3
Real Estate	74,553,579	3.1
Repurchase Agreements	16,928,299	0.7
Cash and Other	232,581,714	9.7

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,067.40	$4.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.89	4.36
Class K
Actual	1,000.00	1,068.70	3.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.15	3.09

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.86% and 0.61%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (6.8%)
AGL Energy Ltd.	95,668	$1,378,282
Alumina Ltd.	366,195	591,048
AMP Ltd.	443,891	596,523
APA Group	169,404	1,319,560
Aristocrat Leisure Ltd.	84,714	2,001,616
ASX Ltd.	29,286	1,611,439
Aurizon Holdings Ltd.	289,090	1,061,004
AusNet Services	286,920	342,288
Australia & New Zealand Banking Group Ltd.	410,359	7,092,687
Bendigo & Adelaide Bank Ltd.	68,247	468,387
BHP Group Ltd.	426,467	11,647,713
BHP Group plc	305,762	7,196,259
BlueScope Steel Ltd.	85,107	899,441
Boral Ltd.	164,889	518,385
Brambles Ltd.	235,079	1,933,410
Caltex Australia Ltd.	37,687	897,871
Challenger Ltd.	75,914	430,976
CIMIC Group Ltd.	14,096	327,816
Coca-Cola Amatil Ltd.	73,077	567,177
Cochlear Ltd.	8,145	1,284,501
Coles Group Ltd.	169,177	1,761,804
Commonwealth Bank of Australia	256,275	14,369,294
Computershare Ltd.	68,103	801,938
Crown Resorts Ltd.	50,305	423,971
CSL Ltd.	66,284	12,826,920
Dexus (REIT)	160,353	1,316,574
Flight Centre Travel Group Ltd.	6,786	209,817
Fortescue Metals Group Ltd.	200,582	1,504,707
Goodman Group (REIT)	236,743	2,221,217
GPT Group (The) (REIT)	259,988	1,021,701
Harvey Norman Holdings Ltd.	102,208	291,919
Incitec Pivot Ltd.	250,687	559,424
Insurance Australia Group Ltd.	342,173	1,839,318
Lendlease Group	79,971	987,706
Macquarie Group Ltd.	47,619	4,606,483
Magellan Financial Group Ltd.	18,186	726,797
Medibank Pvt Ltd.	390,305	865,513
Mirvac Group (REIT)	531,046	1,185,064
National Australia Bank Ltd.	408,007	7,052,034
Newcrest Mining Ltd.	111,364	2,364,028
Oil Search Ltd.	191,751	975,569
Orica Ltd.	55,396	854,454
Origin Energy Ltd.	259,136	1,536,621
Qantas Airways Ltd.	105,752	527,644
QBE Insurance Group Ltd.	194,501	1,758,005
Ramsay Health Care Ltd.	19,866	1,011,138
REA Group Ltd.	8,106	589,317
Rio Tinto Ltd.	54,383	3,831,592
Rio Tinto plc	163,589	9,757,550
Santos Ltd.	268,132	1,539,162
Scentre Group (REIT)	779,025	2,093,787
SEEK Ltd.	53,134	840,817
Sonic Healthcare Ltd.	61,772	1,246,269
South32 Ltd.	768,738	1,456,547
Stockland (REIT)	356,688	1,156,413
Suncorp Group Ltd.	186,564	1,696,740
Sydney Airport	162,381	986,814
Tabcorp Holdings Ltd.	277,016	880,614
Telstra Corp. Ltd.	602,046	1,495,600
TPG Telecom Ltd.	64,637	304,359
Transurban Group	386,612	4,045,157
Treasury Wine Estates Ltd.	106,044	1,208,522
Vicinity Centres (REIT)	475,722	831,256
Washington H Soul Pattinson & Co. Ltd. (x)	15,028	226,737
Wesfarmers Ltd.	166,243	4,829,766
Westpac Banking Corp.	503,253	8,557,013
WiseTech Global Ltd. (x)	20,729	339,953
Woodside Petroleum Ltd.	137,161	3,309,169
Woolworths Group Ltd.	182,219	4,623,858
Worley Ltd.	44,783	481,139

		162,094,194

Austria (0.2%)
ANDRITZ AG	10,219	440,166
Erste Group Bank AG*	43,168	1,625,027
OMV AG	21,320	1,197,645
Raiffeisen Bank International AG	21,548	541,175
Verbund AG	9,497	476,606
voestalpine AG	17,026	474,778

		4,755,397

Belgium (0.9%)
Ageas	26,151	1,545,293
Anheuser-Busch InBev SA/NV	110,308	8,996,589
Colruyt SA	9,355	487,738
Galapagos NV*	6,278	1,313,339
Groupe Bruxelles Lambert SA	11,691	1,232,172
KBC Group NV	36,761	2,765,207
Proximus SADP	21,336	610,760
Solvay SA (x)	10,562	1,223,836
Telenet Group Holding NV	6,702	301,156
UCB SA	18,303	1,455,611
Umicore SA	28,537	1,387,951

		21,319,652

Chile (0.0%)
Antofagasta plc	57,953	703,777

China (0.4%)
BeiGene Ltd. (ADR)*	4,550	754,208
BOC Hong Kong Holdings Ltd.	550,500	1,910,992
Budweiser Brewing Co. APAC Ltd. (m)*	174,900	590,310
Prosus NV*	71,374	5,326,406
Yangzijiang Shipbuilding Holdings Ltd.	339,927	283,073

		8,864,989

Colombia (0.0%)
Millicom International Cellular SA (SDR) (x)	15,064	721,488

Denmark (1.7%)
AP Moller – Maersk A/S, Class A	549	744,158
AP Moller – Maersk A/S, Class B	958	1,381,668
Carlsberg A/S, Class B	15,444	2,303,902

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Chr Hansen Holding A/S	14,823	$1,177,946
Coloplast A/S, Class B	17,304	2,146,555
Danske Bank A/S	93,613	1,514,817
Demant A/S*	15,347	483,319
DSV Panalpina A/S	31,469	3,626,905
Genmab A/S*	8,958	1,992,131
H Lundbeck A/S	10,070	384,549
ISS A/S	23,423	562,031
Novo Nordisk A/S, Class B	256,159	14,867,323
Novozymes A/S, Class B	32,014	1,566,616
Orsted A/S (m)	28,261	2,922,886
Pandora A/S	14,477	629,770
Tryg A/S	16,553	490,737
Vestas Wind Systems A/S	27,355	2,764,305

		39,559,618

Finland (1.0%)
Elisa OYJ	21,503	1,187,906
Fortum OYJ	65,688	1,621,009
Kone OYJ, Class B	49,654	3,246,015
Metso OYJ	16,145	637,105
Neste OYJ	57,198	1,990,212
Nokia OYJ	825,108	3,050,526
Nokian Renkaat OYJ	17,545	504,404
Nordea Bank Abp (Aquis Stock Exchange)	6,394	51,926
Nordea Bank Abp (Turquoise Stock Exchange)	445,037	3,593,993
Orion OYJ, Class B	15,041	696,286
Sampo OYJ, Class A	63,943	2,790,815
Stora Enso OYJ, Class R	83,754	1,218,021
UPM-Kymmene OYJ	76,060	2,637,133
Wartsila OYJ Abp	65,791	726,908

		23,952,259

France (10.0%)
Accor SA	25,411	1,190,022
Aeroports de Paris	4,238	837,138
Air Liquide SA	68,288	9,666,750
Airbus SE	84,483	12,364,882
Alstom SA	27,917	1,322,411
Amundi SA (m)	8,389	657,755
Arkema SA	9,965	1,058,532
Atos SE	14,034	1,169,941
AXA SA‡	284,052	8,000,577
BioMerieux	5,748	511,611
BNP Paribas SA	162,838	9,649,684
Bollore SA	124,405	542,830
Bouygues SA	32,750	1,391,547
Bureau Veritas SA	36,673	956,826
Capgemini SE	23,272	2,842,748
Carrefour SA	86,813	1,455,803
Casino Guichard Perrachon SA	7,900	369,522
Cie de Saint-Gobain	71,948	2,945,699
Cie Generale des Etablissements Michelin SCA	25,264	3,091,744
CNP Assurances	26,843	533,847
Covivio (REIT)	5,115	580,635
Credit Agricole SA	167,045	2,421,814
Danone SA	90,334	7,488,113
Dassault Aviation SA	394	517,081
Dassault Systemes SE	18,964	3,117,400
Edenred	35,611	1,841,458
Eiffage SA	11,350	1,298,592
Electricite de France SA (x)	88,210	982,328
Engie SA	269,591	4,354,563
EssilorLuxottica SA (Borsa Italiana Stock Exchange)	11,323	1,718,447
EssilorLuxottica SA (Turquoise Stock Exchange)	29,711	4,525,783
Eurazeo SE	5,700	390,015
Eutelsat Communications SA	26,303	427,514
Faurecia SE	10,535	567,576
Gecina SA (REIT)	6,728	1,204,469
Getlink SE	67,519	1,174,666
Hermes International	4,562	3,409,076
Icade (REIT)	4,568	497,277
Iliad SA (x)	3,852	499,267
Ingenico Group SA	8,315	902,847
Ipsen SA	5,475	485,163
JCDecaux SA	10,542	324,950
Kering SA	10,969	7,200,258
Klepierre SA (REIT)	29,021	1,101,914
Legrand SA	39,115	3,187,101
L’Oreal SA	36,582	10,832,984
LVMH Moet Hennessy Louis Vuitton SE	40,244	18,697,690
Natixis SA	136,940	607,971
Orange SA	288,819	4,250,464
Pernod Ricard SA	30,740	5,496,281
Peugeot SA	85,144	2,034,278
Publicis Groupe SA	31,021	1,404,377
Remy Cointreau SA	3,572	438,735
Renault SA	28,496	1,348,240
Safran SA	47,382	7,315,876
Sanofi	163,134	16,399,331
Sartorius Stedim Biotech	3,857	639,009
Schneider Electric SE	80,585	8,270,886
SCOR SE	23,422	983,115
SEB SA	3,222	478,509
Societe Generale SA	113,201	3,938,209
Sodexo SA	13,007	1,541,428
Suez	52,056	787,406
Teleperformance	8,605	2,098,394
Thales SA	15,977	1,658,088
TOTAL SA	347,452	19,175,056
Ubisoft Entertainment SA*	11,862	819,359
Unibail-Rodamco-Westfield (REIT)	20,439	3,224,602
Valeo SA	35,391	1,246,917
Veolia Environnement SA	77,647	2,065,061
Vinci SA	74,336	8,254,886
Vivendi SA	123,633	3,580,695
Wendel SA	3,922	521,318
Worldline SA (m)*	12,051	853,637

		239,740,978

Germany (7.7%)
adidas AG	26,113	8,488,518
Allianz SE (Registered)	61,448	15,053,487
Aroundtown SA	118,406	1,060,403
BASF SE	132,967	10,045,191
Bayer AG (Registered)	135,004	11,025,909

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Bayerische Motoren Werke AG	47,932	$3,932,396
Bayerische Motoren Werke AG (Preference) (q)	7,640	471,767
Beiersdorf AG	14,633	1,750,536
Brenntag AG	22,305	1,212,946
Carl Zeiss Meditec AG	5,912	754,000
Commerzbank AG	145,460	900,167
Continental AG	15,925	2,058,898
Covestro AG (m)	25,168	1,170,173
Daimler AG (Registered)	131,647	7,290,391
Delivery Hero SE (m)*	16,522	1,307,669
Deutsche Bank AG (Registered)	289,394	2,245,350
Deutsche Boerse AG	27,933	4,391,242
Deutsche Lufthansa AG (Registered)	36,165	665,693
Deutsche Post AG (Registered)	144,651	5,518,293
Deutsche Telekom AG (Registered)	482,517	7,885,857
Deutsche Wohnen SE	53,030	2,166,398
E.ON SE	318,220	3,399,567
Evonik Industries AG	23,352	712,737
Fraport AG Frankfurt Airport Services Worldwide	6,127	520,810
Fresenius Medical Care AG & Co. KGaA	31,674	2,343,475
Fresenius SE & Co. KGaA	60,489	3,404,739
FUCHS PETROLUB SE (Preference) (q)	9,525	471,814
GEA Group AG	23,800	787,012
Hannover Rueck SE	8,779	1,696,708
HeidelbergCement AG	22,107	1,610,840
Henkel AG & Co. KGaA	15,563	1,466,389
Henkel AG & Co. KGaA (Preference) (q)	25,872	2,675,701
HOCHTIEF AG	2,894	369,093
Infineon Technologies AG	183,581	4,182,292
KION Group AG	9,955	687,411
Knorr-Bremse AG	7,104	723,146
LANXESS AG	12,358	829,223
Merck KGaA	18,936	2,237,688
METRO AG	28,862	464,574
MTU Aero Engines AG	7,687	2,195,290
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	20,893	6,163,583
Porsche Automobil Holding SE (Preference) (q)	22,213	1,660,424
Puma SE	11,360	870,951
RWE AG	76,344	2,342,119
SAP SE	142,279	19,202,393
Sartorius AG (Preference) (q)	5,149	1,101,991
Siemens AG (Registered)	110,748	14,477,302
Siemens Healthineers AG (m)	22,331	1,072,585
Symrise AG	18,643	1,961,532
Telefonica Deutschland Holding AG	98,865	286,557
thyssenkrupp AG	58,580	791,139
TUI AG	66,372	838,546
Uniper SE	27,930	924,521
United Internet AG (Registered)	19,105	627,473
Volkswagen AG	4,920	956,126
Volkswagen AG (Preference) (q)	26,867	5,311,294
Vonovia SE	74,505	4,011,468
Wirecard AG	17,221	2,076,555
Zalando SE (m)*	15,745	797,931

		185,648,283

Hong Kong (2.6%)
AIA Group Ltd.	1,750,012	18,370,825
ASM Pacific Technology Ltd.	41,700	578,490
Bank of East Asia Ltd. (The)	174,000	388,537
CK Asset Holdings Ltd.	374,152	2,700,878
CK Infrastructure Holdings Ltd.	95,500	679,578
CLP Holdings Ltd.	240,500	2,527,745
Dairy Farm International Holdings Ltd.	46,300	264,373
Hang Lung Properties Ltd.	285,000	625,425
Hang Seng Bank Ltd.	112,300	2,320,278
Henderson Land Development Co. Ltd.	210,025	1,030,948
HK Electric Investments & HK Electric Investments Ltd. (m)	430,500	424,296
HKT Trust & HKT Ltd.	547,013	770,787
Hong Kong & China Gas Co. Ltd.	1,494,370	2,918,819
Hong Kong Exchanges & Clearing Ltd.	173,458	5,631,825
Hongkong Land Holdings Ltd.	168,400	946,408
Jardine Matheson Holdings Ltd. (London Stock Exchange)	28,000	1,528,800
Jardine Matheson Holdings Ltd. (Singapore Stock Exchange)	4,800	266,880
Jardine Strategic Holdings Ltd. (Quotrix Stock Exchange)	29,300	886,325
Jardine Strategic Holdings Ltd. (Singapore Stock Exchange)	2,800	85,820
Kerry Properties Ltd.	106,000	336,679
Link REIT (REIT)	311,500	3,297,967
Melco Resorts & Entertainment Ltd. (ADR)	30,424	735,348
MTR Corp. Ltd.	217,500	1,285,355
New World Development Co. Ltd.	889,485	1,219,114
NWS Holdings Ltd.	232,314	325,561
PCCW Ltd.	639,000	378,039
Power Assets Holdings Ltd.	201,000	1,470,298
Sino Land Co. Ltd.	443,172	643,803
Sun Hung Kai Properties Ltd.	233,500	3,574,882
Swire Pacific Ltd., Class A	71,500	664,322
Swire Properties Ltd.	169,000	560,637
Techtronic Industries Co. Ltd.	205,000	1,671,875
Vitasoy International Holdings Ltd.	110,000	398,791
WH Group Ltd. (m)	1,241,000	1,282,041
Wharf Real Estate Investment Co. Ltd.	171,900	1,048,964
Wheelock & Co. Ltd.	118,000	786,687
Yue Yuen Industrial Holdings Ltd.	126,000	371,906

		62,999,306

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Ireland (0.6%)
AerCap Holdings NV*	17,798	$1,094,043
AIB Group plc	112,995	395,956
Bank of Ireland Group plc	133,392	730,473
CRH plc	115,388	4,616,794
Flutter Entertainment plc (x)	11,586	1,408,118
Kerry Group plc, Class A	23,038	2,871,015
Kingspan Group plc	22,252	1,359,076
Smurfit Kappa Group plc	34,246	1,316,055

		13,791,530

Israel (0.5%)
Azrieli Group Ltd.	6,702	490,040
Bank Hapoalim BM	154,106	1,278,527
Bank Leumi Le-Israel BM	223,553	1,627,464
Check Point Software Technologies Ltd.*	17,632	1,956,447
Elbit Systems Ltd.	3,355	522,297
Israel Chemicals Ltd.	96,665	454,871
Israel Discount Bank Ltd., Class A	170,994	792,753
Mizrahi Tefahot Bank Ltd.	21,413	570,468
Nice Ltd.*	9,160	1,420,698
Teva Pharmaceutical Industries Ltd. (ADR)*	160,064	1,568,627
Wix.com Ltd.*	6,069	742,724

		11,424,916

Italy (1.9%)
Assicurazioni Generali SpA	159,078	3,282,363
Atlantia SpA	72,594	1,692,902
Davide Campari-Milano SpA	80,592	735,856
Enel SpA	1,177,452	9,340,329
Eni SpA	368,281	5,719,794
Ferrari NV	17,447	2,894,447
FinecoBank Banca Fineco SpA	88,392	1,059,906
Intesa Sanpaolo SpA	2,180,252	5,743,465
Leonardo SpA	57,026	668,445
Mediobanca Banca di Credito Finanziario SpA	90,635	997,743
Moncler SpA	26,142	1,174,992
Pirelli & C SpA (m)	54,785	315,865
Poste Italiane SpA (m)	73,986	839,860
Prysmian SpA	34,937	842,168
Recordati SpA	15,221	641,448
Snam SpA	294,880	1,549,974
Telecom Italia SpA (Aquis Stock Exchange)	879,274	538,313
Telecom Italia SpA (Turquoise Stock Exchange)*	1,320,560	824,180
Terna Rete Elettrica Nazionale SpA	203,700	1,360,431
UniCredit SpA	290,121	4,237,082

		44,459,563

Japan (22.0%)
ABC-Mart, Inc.	4,700	321,826
Acom Co. Ltd.	50,400	230,535
Advantest Corp.	29,300	1,661,111
Aeon Co. Ltd.	90,000	1,868,253
AEON Financial Service Co. Ltd.	19,000	301,993
Aeon Mall Co. Ltd.	13,230	235,974
AGC, Inc.	27,100	980,194
Air Water, Inc.	21,000	309,236
Aisin Seiki Co. Ltd.	24,100	902,738
Ajinomoto Co., Inc.	63,600	1,062,390
Alfresa Holdings Corp.	27,200	557,743
Alps Alpine Co. Ltd.	33,100	759,148
Amada Holdings Co. Ltd.	48,300	555,658
ANA Holdings, Inc.	15,500	519,543
Aozora Bank Ltd.	16,600	441,679
Asahi Group Holdings Ltd.	52,000	2,384,759
Asahi Intecc Co. Ltd.	27,200	801,068
Asahi Kasei Corp.	185,600	2,107,868
Astellas Pharma, Inc.	275,600	4,743,196
Bandai Namco Holdings, Inc.	28,000	1,708,785
Bank of Kyoto Ltd. (The)	8,600	372,003
Benesse Holdings, Inc.	10,300	272,442
Bridgestone Corp. (x)	82,700	3,097,777
Brother Industries Ltd.	33,400	698,094
Calbee, Inc.	11,100	363,172
Canon, Inc. (x)	145,000	3,985,482
Casio Computer Co. Ltd.	30,200	608,975
Central Japan Railway Co.	21,100	4,272,238
Chiba Bank Ltd. (The)	91,000	530,146
Chubu Electric Power Co., Inc.	89,900	1,275,421
Chugai Pharmaceutical Co. Ltd.	32,900	3,052,156
Chugoku Electric Power Co., Inc. (The) (x)	40,400	531,701
Coca-Cola Bottlers Japan, Inc. (x)	17,900	459,794
Concordia Financial Group Ltd.	166,700	693,465
Credit Saison Co. Ltd.	22,800	398,903
CyberAgent, Inc.	13,900	488,045
Dai Nippon Printing Co. Ltd.	36,500	994,340
Daicel Corp.	38,200	368,798
Daifuku Co. Ltd.	15,800	968,460
Dai-ichi Life Holdings, Inc.	158,000	2,641,452
Daiichi Sankyo Co. Ltd.	82,100	5,461,496
Daikin Industries Ltd.	36,100	5,133,174
Daito Trust Construction Co. Ltd.	10,300	1,277,843
Daiwa House Industry Co. Ltd.	83,700	2,611,412
Daiwa House REIT Investment Corp. (REIT)	242	631,643
Daiwa Securities Group, Inc.	221,400	1,126,816
Denso Corp.	63,000	2,879,370
Dentsu Group, Inc.	30,781	1,069,424
Disco Corp.	3,900	929,640
East Japan Railway Co.	43,809	3,974,682
Eisai Co. Ltd.	36,500	2,755,934
Electric Power Development Co. Ltd.	20,000	487,230
FamilyMart Co. Ltd.	37,600	908,380
FANUC Corp.	28,100	5,257,678
Fast Retailing Co. Ltd. (x)	8,500	5,084,902
Fuji Electric Co. Ltd.	17,200	529,511
FUJIFILM Holdings Corp.	52,200	2,512,595
Fujitsu Ltd.	29,000	2,741,061
Fukuoka Financial Group, Inc.	19,800	383,590
GMO Payment Gateway, Inc.	6,000	413,050
Hakuhodo DY Holdings, Inc.	33,300	541,847

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Hamamatsu Photonics KK	20,900	$864,622
Hankyu Hanshin Holdings, Inc.	32,400	1,395,536
Hikari Tsushin, Inc.	3,100	782,596
Hino Motors Ltd.	36,900	394,623
Hirose Electric Co. Ltd.	4,824	622,896
Hisamitsu Pharmaceutical Co., Inc.	7,600	374,212
Hitachi Chemical Co. Ltd.	15,700	661,060
Hitachi Construction Machinery Co. Ltd.	14,300	432,336
Hitachi High-Technologies Corp.	10,100	719,470
Hitachi Ltd.	140,000	5,960,517
Hitachi Metals Ltd.	31,200	463,169
Honda Motor Co. Ltd.	236,000	6,731,066
Hoshizaki Corp.	7,900	708,168
Hoya Corp.	55,200	5,308,914
Hulic Co. Ltd.	43,200	523,227
Idemitsu Kosan Co. Ltd.	31,077	866,627
IHI Corp.	21,899	518,780
Iida Group Holdings Co. Ltd.	20,800	367,357
Inpex Corp.	153,500	1,605,566
Isetan Mitsukoshi Holdings Ltd.	46,500	421,113
Isuzu Motors Ltd.	83,000	992,288
ITOCHU Corp.	195,000	4,548,594
Itochu Techno-Solutions Corp.	14,100	399,038
J Front Retailing Co. Ltd.	34,300	482,987
Japan Airlines Co. Ltd.	16,538	517,046
Japan Airport Terminal Co. Ltd.	5,200	291,455
Japan Exchange Group, Inc.	73,600	1,307,331
Japan Post Bank Co. Ltd.	57,700	557,591
Japan Post Holdings Co. Ltd.	227,800	2,151,054
Japan Post Insurance Co. Ltd.	9,000	154,231
Japan Prime Realty Investment Corp. (REIT)	122	535,024
Japan Real Estate Investment Corp. (REIT)	188	1,245,778
Japan Retail Fund Investment Corp. (REIT)	381	818,069
Japan Tobacco, Inc. (x)	173,700	3,888,687
JFE Holdings, Inc.	69,400	901,232
JGC Holdings Corp.	32,500	524,941
JSR Corp.	30,900	572,185
JTEKT Corp.	29,500	353,223
JXTG Holdings, Inc.	457,990	2,098,691
Kajima Corp.	62,500	838,664
Kakaku.com, Inc.	21,900	562,944
Kamigumi Co. Ltd.	17,500	386,383
Kansai Electric Power Co., Inc. (The)	104,600	1,217,309
Kansai Paint Co. Ltd.	25,500	628,259
Kao Corp.	69,800	5,797,662
Kawasaki Heavy Industries Ltd.	20,600	456,535
KDDI Corp.	255,700	7,655,350
Keihan Holdings Co. Ltd.	13,399	653,580
Keikyu Corp.	34,000	660,255
Keio Corp.	14,900	906,438
Keisei Electric Railway Co. Ltd.	19,000	741,429
Keyence Corp.	26,440	9,366,118
Kikkoman Corp.	21,000	1,037,872
Kintetsu Group Holdings Co. Ltd.	24,800	1,351,213
Kirin Holdings Co. Ltd.	122,000	2,683,540
Kobayashi Pharmaceutical Co. Ltd.	6,700	571,617
Koito Manufacturing Co. Ltd.	15,100	708,757
Komatsu Ltd.	133,700	3,250,982
Konami Holdings Corp.	13,600	561,373
Konica Minolta, Inc.	66,400	435,720
Kose Corp.	4,700	692,099
Kubota Corp.	147,400	2,341,470
Kuraray Co. Ltd.	47,200	578,190
Kurita Water Industries Ltd.	16,300	488,302
Kyocera Corp.	46,500	3,201,141
Kyowa Kirin Co. Ltd.	35,200	833,552
Kyushu Electric Power Co., Inc.	54,900	477,479
Kyushu Railway Co.	23,300	782,707
Lawson, Inc.	7,700	438,664
LINE Corp. (x)*	8,700	428,374
Lion Corp.	32,900	643,436
LIXIL Group Corp.	38,600	671,073
M3, Inc.	62,000	1,885,877
Makita Corp.	32,800	1,150,136
Marubeni Corp.	231,700	1,728,554
Marui Group Co. Ltd.	26,500	650,702
Maruichi Steel Tube Ltd. (x)	8,900	252,285
Mazda Motor Corp.	83,200	718,251
McDonald’s Holdings Co. Japan Ltd. (x)	10,276	495,571
Mebuki Financial Group, Inc.	135,050	348,019
Medipal Holdings Corp.	24,500	544,094
Meiji Holdings Co. Ltd.	17,522	1,190,119
Mercari, Inc. (x)*	10,900	224,210
Minebea Mitsumi, Inc.	52,600	1,102,298
MISUMI Group, Inc.	41,100	1,029,628
Mitsubishi Chemical Holdings Corp.	188,100	1,415,229
Mitsubishi Corp.	198,000	5,284,616
Mitsubishi Electric Corp.	267,400	3,687,809
Mitsubishi Estate Co. Ltd.	174,100	3,348,046
Mitsubishi Gas Chemical Co., Inc.	24,000	369,757
Mitsubishi Heavy Industries Ltd.	45,199	1,767,110
Mitsubishi Materials Corp.	14,600	400,020
Mitsubishi Motors Corp.	95,600	402,971
Mitsubishi Tanabe Pharma Corp.	32,500	600,617
Mitsubishi UFJ Financial Group, Inc.	1,780,800	9,722,245
Mitsubishi UFJ Lease & Finance Co. Ltd.	59,300	385,309
Mitsui & Co. Ltd.	242,500	4,343,150
Mitsui Chemicals, Inc.	27,900	688,160
Mitsui Fudosan Co. Ltd.	129,200	3,177,234
Mitsui OSK Lines Ltd.	16,300	453,799
Mizuho Financial Group, Inc.	3,492,235	5,409,260
MonotaRO Co. Ltd.	17,500	470,779
MS&AD Insurance Group Holdings, Inc.	69,580	2,312,396
Murata Manufacturing Co. Ltd.	83,200	5,165,590
Nabtesco Corp.	15,200	456,748
Nagoya Railroad Co. Ltd.	24,800	773,752
NEC Corp.	35,800	1,489,264

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Nexon Co. Ltd.*	62,100	$828,724
NGK Insulators Ltd.	37,000	648,364
NGK Spark Plug Co. Ltd.	22,100	434,047
NH Foods Ltd.	11,900	493,940
Nidec Corp.	32,400	4,474,364
Nikon Corp.	47,100	582,600
Nintendo Co. Ltd.	16,200	6,555,741
Nippon Building Fund, Inc. (REIT)	197	1,441,397
Nippon Express Co. Ltd.	11,700	691,307
Nippon Paint Holdings Co. Ltd.	20,800	1,079,674
Nippon Prologis REIT, Inc. (REIT)	259	658,852
Nippon Shinyaku Co. Ltd.	6,600	575,234
Nippon Steel Corp.	118,308	1,800,943
Nippon Telegraph & Telephone Corp.	186,296	4,727,054
Nippon Yusen KK	24,000	437,568
Nissan Chemical Corp.	19,500	824,651
Nissan Motor Co. Ltd.	335,100	1,961,779
Nisshin Seifun Group, Inc.	29,315	514,237
Nissin Foods Holdings Co. Ltd.	10,000	747,319
Nitori Holdings Co. Ltd.	11,400	1,807,234
Nitto Denko Corp.	23,000	1,308,177
Nomura Holdings, Inc.	480,500	2,491,498
Nomura Real Estate Holdings, Inc.	19,300	465,381
Nomura Real Estate Master Fund, Inc. (REIT)	554	946,320
Nomura Research Institute Ltd.	51,798	1,114,571
NSK Ltd.	51,500	493,410
NTT Data Corp.	87,500	1,181,377
NTT DOCOMO, Inc.	194,000	5,424,251
Obayashi Corp.	94,700	1,060,696
Obic Co. Ltd.	9,800	1,331,259
Odakyu Electric Railway Co. Ltd.	44,300	1,040,075
Oji Holdings Corp.	128,800	705,315
Olympus Corp.	166,000	2,580,406
Omron Corp.	27,900	1,648,502
Ono Pharmaceutical Co. Ltd.	55,100	1,268,788
Oracle Corp.	5,900	540,288
Oriental Land Co. Ltd.	29,000	3,971,469
ORIX Corp.	191,000	3,183,480
Orix JREIT, Inc. (REIT)	315	682,155
Osaka Gas Co. Ltd.	56,400	1,085,384
Otsuka Corp.	14,800	595,923
Otsuka Holdings Co. Ltd.	56,500	2,539,133
Pan Pacific International Holdings Corp.	64,200	1,070,049
Panasonic Corp.	323,500	3,065,144
Park24 Co. Ltd. (x)	17,200	422,501
PeptiDream, Inc.*	13,700	706,088
Persol Holdings Co. Ltd.	24,600	464,356
Pigeon Corp. (x)	16,100	594,924
Pola Orbis Holdings, Inc. (x)	14,900	358,461
Rakuten, Inc.	121,600	1,046,395
Recruit Holdings Co. Ltd.	196,400	7,409,172
Renesas Electronics Corp.*	112,200	774,470
Resona Holdings, Inc.	301,905	1,330,933
Ricoh Co. Ltd.	101,100	1,109,118
Rinnai Corp.	4,800	377,709
Rohm Co. Ltd.	13,500	1,090,884
Ryohin Keikaku Co. Ltd.	33,000	776,292
Sankyo Co. Ltd.	7,400	246,882
Santen Pharmaceutical Co. Ltd.	51,800	994,476
SBI Holdings, Inc.	30,720	654,519
Secom Co. Ltd.	30,800	2,771,447
Sega Sammy Holdings, Inc.	27,800	405,020
Seibu Holdings, Inc.	31,100	513,778
Seiko Epson Corp.	42,500	647,347
Sekisui Chemical Co. Ltd.	55,600	974,298
Sekisui House Ltd.	90,000	1,932,861
Seven & i Holdings Co. Ltd.	110,400	4,067,288
Seven Bank Ltd.	77,000	253,702
SG Holdings Co. Ltd.	21,200	479,978
Sharp Corp. (x)	30,300	469,886
Shimadzu Corp.	32,000	1,013,115
Shimamura Co. Ltd.	3,200	245,032
Shimano, Inc.	10,600	1,733,579
Shimizu Corp.	77,700	798,060
Shin-Etsu Chemical Co. Ltd.	52,600	5,838,259
Shinsei Bank Ltd.	23,600	363,812
Shionogi & Co. Ltd.	39,000	2,428,908
Shiseido Co. Ltd.	56,200	4,025,111
Shizuoka Bank Ltd. (The)	66,000	496,875
Showa Denko KK (x)	18,500	493,594
SMC Corp.	8,300	3,841,581
Softbank Corp.	245,000	3,290,944
SoftBank Group Corp.	226,900	9,931,769
Sohgo Security Services Co. Ltd.	10,400	566,637
Sompo Holdings, Inc.	48,625	1,924,325
Sony Corp.	184,100	12,539,912
Sony Financial Holdings, Inc.	25,300	611,922
Square Enix Holdings Co. Ltd.	13,300	664,663
Stanley Electric Co. Ltd.	20,200	591,192
Subaru Corp.	89,100	2,225,142
SUMCO Corp.	32,600	547,859
Sumitomo Chemical Co. Ltd.	210,000	962,496
Sumitomo Corp.	163,200	2,439,251
Sumitomo Dainippon Pharma Co. Ltd.	24,200	474,401
Sumitomo Electric Industries Ltd.	110,600	1,681,572
Sumitomo Heavy Industries Ltd.	14,700	423,460
Sumitomo Metal Mining Co. Ltd.	34,499	1,125,254
Sumitomo Mitsui Financial Group, Inc.	192,497	7,153,862
Sumitomo Mitsui Trust Holdings, Inc.	49,268	1,966,548
Sumitomo Realty & Development Co. Ltd.	48,200	1,691,026
Sumitomo Rubber Industries Ltd.	24,400	300,242
Sundrug Co. Ltd.	10,800	393,116
Suntory Beverage & Food Ltd.	20,100	840,776
Suzuken Co. Ltd.	10,320	424,084
Suzuki Motor Corp.	54,100	2,273,938
Sysmex Corp.	24,200	1,659,066
T&D Holdings, Inc.	79,900	1,025,820
Taiheiyo Cement Corp.	17,300	511,891

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Taisei Corp.	29,300	$1,225,609
Taisho Pharmaceutical Holdings Co. Ltd.	5,000	373,200
Taiyo Nippon Sanso Corp.	17,000	379,881
Takeda Pharmaceutical Co. Ltd.	217,463	8,670,100
TDK Corp.	19,000	2,166,582
Teijin Ltd.	27,800	523,225
Terumo Corp.	94,800	3,389,609
THK Co. Ltd.	15,100	412,469
Tobu Railway Co. Ltd.	28,600	1,041,029
Toho Co. Ltd.	16,500	690,189
Toho Gas Co. Ltd.	10,800	443,311
Tohoku Electric Power Co., Inc.	64,200	639,312
Tokio Marine Holdings, Inc.	92,500	5,209,217
Tokyo Century Corp.	5,800	312,273
Tokyo Electric Power Co. Holdings, Inc.*	206,100	885,819
Tokyo Electron Ltd.	22,700	4,998,366
Tokyo Gas Co. Ltd.	54,700	1,334,840
Tokyu Corp.	74,800	1,389,915
Tokyu Fudosan Holdings Corp.	84,500	587,157
Toppan Printing Co. Ltd.	34,500	717,910
Toray Industries, Inc.	196,300	1,338,898
Toshiba Corp.	71,700	2,444,881
Tosoh Corp.	37,900	591,234
TOTO Ltd.	20,900	892,513
Toyo Seikan Group Holdings Ltd.	24,000	417,468
Toyo Suisan Kaisha Ltd.	12,500	532,649
Toyoda Gosei Co. Ltd.	8,500	214,739
Toyota Industries Corp.	21,900	1,275,846
Toyota Motor Corp.	330,670	23,476,033
Toyota Tsusho Corp.	32,300	1,147,467
Trend Micro, Inc.	17,000	876,168
Tsuruha Holdings, Inc.	5,200	670,968
Unicharm Corp.	59,900	2,039,759
United Urban Investment Corp. (REIT)	421	788,879
USS Co. Ltd.	32,300	614,162
Welcia Holdings Co. Ltd.	6,600	422,162
West Japan Railway Co.	23,300	2,024,530
Yakult Honsha Co. Ltd.	17,100	948,995
Yamada Denki Co. Ltd.	82,100	436,738
Yamaha Corp.	20,800	1,163,904
Yamaha Motor Co. Ltd.	43,000	871,833
Yamato Holdings Co. Ltd.	44,700	768,072
Yamazaki Baking Co. Ltd.	17,000	304,938
Yaskawa Electric Corp.	33,800	1,297,188
Yokogawa Electric Corp.	33,900	601,842
Yokohama Rubber Co. Ltd. (The)	16,700	327,529
Z Holdings Corp.	383,800	1,628,382
ZOZO, Inc.	17,700	339,974

		528,108,954

Luxembourg (0.2%)
ArcelorMittal SA	97,321	1,707,559
Eurofins Scientific SE (x)	1,564	866,994
SES SA (FDR)	52,157	731,306
Tenaris SA	71,538	806,454

		4,112,313

Macau (0.2%)
Galaxy Entertainment Group Ltd.	314,000	$2,313,001
Sands China Ltd.	364,000	1,945,588
SJM Holdings Ltd.	287,000	326,693
Wynn Macau Ltd.	212,000	522,362

		5,107,644

Netherlands (4.2%)
ABN AMRO Bank NV (CVA) (m)	61,663	1,121,895
Adyen NV (m)*	1,516	1,243,064
Aegon NV	268,476	1,224,775
Akzo Nobel NV	32,520	3,306,337
Altice Europe NV, Class A*	97,684	629,821
ASML Holding NV	61,622	18,227,312
EXOR NV	16,102	1,247,696
Heineken Holding NV	17,163	1,663,350
Heineken NV	37,524	3,995,247
ING Groep NV	564,088	6,762,699
Koninklijke Ahold Delhaize NV	171,366	4,285,573
Koninklijke DSM NV	25,867	3,368,643
Koninklijke KPN NV	494,338	1,458,887
Koninklijke Philips NV	131,055	6,397,631
Koninklijke Vopak NV	10,386	563,043
NN Group NV	44,653	1,693,952
NXP Semiconductors NV	40,355	5,135,577
Randstad NV	17,249	1,053,316
Royal Dutch Shell plc, Class A	619,408	18,337,456
Royal Dutch Shell plc, Class B	540,824	16,043,228
Wolters Kluwer NV	40,494	2,953,346

		100,712,848

New Zealand (0.2%)
a2 Milk Co. Ltd. (x)*	100,193	1,013,098
Auckland International Airport Ltd.	145,394	856,443
Fisher & Paykel Healthcare Corp. Ltd.	79,176	1,183,288
Fletcher Building Ltd.	122,979	421,398
Mercury NZ Ltd.	83,207	282,875
Meridian Energy Ltd.	192,037	646,397
Ryman Healthcare Ltd.	64,482	708,874
Spark New Zealand Ltd.	265,112	772,790

		5,885,163

Norway (0.6%)
Aker BP ASA	14,797	485,407
DNB ASA	138,557	2,588,287
Equinor ASA	147,135	2,941,259
Gjensidige Forsikring ASA	29,911	627,738
Mowi ASA	61,247	1,591,991
Norsk Hydro ASA	197,042	732,570
Orkla ASA	108,732	1,101,773
Schibsted ASA, Class B	13,931	399,557
Telenor ASA	104,411	1,872,531
Yara International ASA	26,698	1,110,579

		13,451,692

Portugal (0.1%)
EDP – Energias de Portugal SA	378,668	1,641,241
Galp Energia SGPS SA	74,382	1,243,171

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Jeronimo Martins SGPS SA	33,378	$549,059

		3,433,471

Russia (0.0%)
Evraz plc	74,191	397,025

Singapore (1.1%)
Ascendas REIT (REIT)	440,302	972,302
CapitaLand Commercial Trust (REIT)	378,716	560,352
CapitaLand Ltd.	372,700	1,039,165
CapitaLand Mall Trust (REIT)	397,000	726,138
City Developments Ltd.	56,400	459,184
ComfortDelGro Corp. Ltd.	305,700	540,961
DBS Group Holdings Ltd.	262,900	5,058,814
Genting Singapore Ltd.	913,941	625,172
Jardine Cycle & Carriage Ltd.	15,533	347,629
Keppel Corp. Ltd.	203,700	1,025,353
Mapletree Commercial Trust (REIT)	81,300	144,472
Oversea-Chinese Banking Corp. Ltd.	460,806	3,761,961
SATS Ltd.	96,300	362,302
Sembcorp Industries Ltd.	157,200	267,659
Singapore Airlines Ltd.	74,000	497,387
Singapore Exchange Ltd.	109,200	719,366
Singapore Press Holdings Ltd.	167,636	271,718
Singapore Technologies Engineering Ltd.	219,100	641,848
Singapore Telecommunications Ltd.	1,217,800	3,051,404
Suntec REIT (REIT)	352,800	482,659
United Overseas Bank Ltd.	182,475	3,583,155
UOL Group Ltd.	71,211	440,519
Venture Corp. Ltd.	37,400	450,485
Wilmar International Ltd.	302,800	927,571

		26,957,576

South Africa (0.2%)
Anglo American plc	150,123	4,321,074

Spain (2.5%)
ACS Actividades de Construccion y Servicios SA	38,097	1,523,446
Aena SME SA (m)	9,772	1,868,893
Amadeus IT Group SA	62,434	5,098,345
Banco Bilbao Vizcaya Argentaria SA	976,952	5,460,606
Banco de Sabadell SA	861,509	1,005,009
Banco Santander SA	2,405,780	10,065,641
Bankia SA	197,401	421,260
Bankinter SA	103,743	760,119
CaixaBank SA	521,514	1,636,780
Cellnex Telecom SA (m)	36,806	1,584,117
Enagas SA	26,242	669,367
Endesa SA	45,488	1,213,858
Ferrovial SA	73,185	2,214,011
Grifols SA	43,183	1,522,418
Iberdrola SA	874,976	9,009,808
Industria de Diseno Textil SA	157,918	5,570,947
Mapfre SA (x)	156,038	413,066
Naturgy Energy Group SA (x)	42,741	1,073,914
Red Electrica Corp. SA	60,889	1,224,263
Repsol SA	208,309	3,254,887
Siemens Gamesa Renewable Energy SA (x)	34,704	608,631
Telefonica SA	676,492	4,725,179

		60,924,565

Sweden (2.2%)
Alfa Laval AB	41,760	1,051,763
Assa Abloy AB, Class B	145,101	3,392,690
Atlas Copco AB, Class A	97,214	3,877,620
Atlas Copco AB, Class B	56,275	1,953,870
Boliden AB*	38,977	1,034,104
Electrolux AB	35,058	860,510
Epiroc AB, Class A	92,217	1,125,840
Epiroc AB, Class B	62,978	746,685
Essity AB, Class B	87,800	2,829,068
Hennes & Mauritz AB, Class B	116,303	2,365,211
Hexagon AB, Class B	38,287	2,146,052
Husqvarna AB, Class B	56,432	451,993
ICA Gruppen AB	11,619	542,349
Industrivarden AB, Class C	21,453	517,409
Investor AB, Class B	66,736	3,642,341
Kinnevik AB, Class B	36,613	895,159
L E Lundbergforetagen AB, Class B	10,848	476,016
Lundin Petroleum AB	26,905	914,322
Sandvik AB	165,409	3,225,585
Securitas AB, Class B	46,735	805,582
Skandinaviska Enskilda Banken AB, Class A	241,600	2,271,977
Skanska AB, Class B	50,013	1,130,403
SKF AB, Class B	55,049	1,113,164
Svenska Handelsbanken AB, Class A	219,682	2,366,548
Swedbank AB, Class A	134,415	2,001,225
Swedish Match AB	25,227	1,300,357
Tele2 AB, Class B	69,708	1,011,048
Telefonaktiebolaget LM Ericsson, Class B	450,155	3,919,845
Telia Co. AB	404,403	1,737,840
Volvo AB, Class B	215,120	3,603,573

		53,310,149

Switzerland (8.7%)
ABB Ltd. (Registered)	266,798	6,442,518
Adecco Group AG (Registered)	22,360	1,414,424
Alcon, Inc.*	61,001	3,454,076
Baloise Holding AG (Registered)	7,010	1,267,566
Barry Callebaut AG (Registered)	443	978,646
Chocoladefabriken Lindt & Spruengli AG	162	1,257,936
Chocoladefabriken Lindt & Spruengli AG (Registered)	15	1,325,171
Cie Financiere Richemont SA (Registered)	75,569	5,939,014
Clariant AG (Registered)*	27,773	619,856
Coca-Cola HBC AG*	30,635	1,040,854
Credit Suisse Group AG (Registered)*	370,030	5,010,584
Dufry AG (Registered)*	5,098	505,797

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
EMS-Chemie Holding AG (Registered)	1,272	$836,565
Geberit AG (Registered)	5,355	3,005,617
Givaudan SA (Registered)	1,337	4,187,277
Glencore plc*	1,569,696	4,893,443
Julius Baer Group Ltd.*	32,999	1,702,459
Kuehne + Nagel International AG (Registered)	7,767	1,309,748
LafargeHolcim Ltd. (Registered)*	71,138	3,947,211
Lonza Group AG (Registered)*	10,781	3,934,541
Nestle SA (Registered)	430,831	46,644,423
Novartis AG (Registered)	311,002	29,532,015
Pargesa Holding SA	5,589	464,595
Partners Group Holding AG	2,746	2,517,876
Roche Holding AG	101,709	32,999,200
Schindler Holding AG	5,895	1,499,637
Schindler Holding AG (Registered)	2,987	732,090
SGS SA (Registered)	767	2,100,968
Sika AG (Registered)	18,473	3,471,084
Sonova Holding AG (Registered)	7,924	1,813,563
STMicroelectronics NV	100,064	2,690,436
Straumann Holding AG (Registered)	1,535	1,507,402
Swatch Group AG (The)	4,189	1,168,661
Swatch Group AG (The) (Registered)	7,880	416,472
Swiss Life Holding AG (Registered)	4,947	2,483,212
Swiss Prime Site AG (Registered)*	10,604	1,226,067
Swiss Re AG	42,658	4,791,201
Swisscom AG (Registered)	3,750	1,986,206
Temenos AG (Registered)*	9,032	1,429,740
UBS Group AG (Registered)*	558,670	7,056,975
Vifor Pharma AG	6,192	1,130,210
Zurich Insurance Group AG	21,659	8,886,949

		209,622,285

United Arab Emirates (0.0%)
NMC Health plc (x)	14,241	333,320

United Kingdom (12.8%)
3i Group plc	140,865	2,048,756
Admiral Group plc	27,378	837,357
Ashtead Group plc	66,772	2,135,091
Associated British Foods plc	51,574	1,774,822
AstraZeneca plc	189,919	19,136,679
Auto Trader Group plc (m)	134,518	1,059,473
AVEVA Group plc	9,352	576,769
Aviva plc	567,046	3,144,894
BAE Systems plc	467,965	3,501,006
Barclays plc	2,507,131	5,965,747
Barratt Developments plc	142,933	1,413,531
Berkeley Group Holdings plc	17,285	1,112,503
BP plc	2,949,163	18,422,871
British American Tobacco plc	332,072	14,214,159
British Land Co. plc (The) (REIT)	127,834	1,081,673
BT Group plc	1,216,031	3,099,736
Bunzl plc	48,751	1,333,486
Burberry Group plc	59,347	1,733,373
Centrica plc	837,607	990,778
CK Hutchison Holdings Ltd.	390,652	3,724,888
CNH Industrial NV	147,341	1,618,017
Coca-Cola European Partners plc	32,332	1,645,052
Compass Group plc	229,660	5,749,524
Croda International plc	18,130	1,229,568
DCC plc	14,237	1,234,089
Diageo plc	342,447	14,517,637
Direct Line Insurance Group plc	204,387	846,034
easyJet plc	22,328	421,305
Experian plc	131,898	4,458,652
Fiat Chrysler Automobiles NV	157,136	2,325,567
G4S plc	216,018	623,780
GlaxoSmithKline plc	722,185	17,018,025
GVC Holdings plc	80,699	945,156
Halma plc	55,770	1,563,151
Hargreaves Lansdown plc	42,891	1,099,340
HSBC Holdings plc	2,922,833	22,915,909
Imperial Brands plc	139,738	3,459,462
Informa plc	182,417	2,070,765
InterContinental Hotels Group plc	25,035	1,727,044
Intertek Group plc	23,382	1,812,470
ITV plc	509,132	1,018,338
J Sainsbury plc	261,628	796,724
JD Sports Fashion plc	63,402	703,268
Johnson Matthey plc	28,102	1,115,228
Kingfisher plc	294,608	846,816
Land Securities Group plc (REIT)	101,973	1,337,227
Legal & General Group plc	867,523	3,481,836
Lloyds Banking Group plc	10,150,418	8,403,277
London Stock Exchange Group plc	45,568	4,677,851
M&G plc*	379,752	1,193,162
Marks & Spencer Group plc	282,673	799,405
Meggitt plc	110,613	962,330
Melrose Industries plc	697,566	2,218,514
Micro Focus International plc	52,384	738,148
Mondi plc	71,308	1,674,207
National Grid plc	497,933	6,228,244
Next plc	19,287	1,792,928
Ocado Group plc*	66,774	1,131,261
Pearson plc	116,958	986,857
Persimmon plc	46,911	1,674,627
Prudential plc	379,752	7,288,752
Reckitt Benckiser Group plc	102,687	8,336,617
RELX plc (London Stock Exchange)	151,378	3,820,819
RELX plc (Turquoise Stock Exchange)	130,049	3,276,374
Rentokil Initial plc	271,667	1,630,121
Rolls-Royce Holdings plc*	248,579	2,249,557
Rolls-Royce International Ltd. (Preference) (q)(r)*	11,434,634	15,146
Royal Bank of Scotland Group plc	700,237	2,228,864

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
RSA Insurance Group plc	149,332	$1,118,786
Sage Group plc (The)	152,862	1,516,583
Schroders plc	17,997	794,786
Segro plc (REIT)	154,049	1,830,766
Severn Trent plc	35,002	1,166,046
Smith & Nephew plc	126,613	3,073,315
Smiths Group plc	59,170	1,322,213
Spirax-Sarco Engineering plc	10,814	1,273,424
SSE plc	145,777	2,777,689
St James’s Place plc	75,963	1,171,727
Standard Chartered plc	394,666	3,724,246
Standard Life Aberdeen plc	341,170	1,482,729
Taylor Wimpey plc	484,799	1,241,947
Tesco plc	1,417,790	4,792,668
Unilever NV	214,109	12,303,708
Unilever plc	160,670	9,258,885
United Utilities Group plc	98,112	1,226,035
Vodafone Group plc	3,875,202	7,533,327
Weir Group plc (The)	33,881	677,445
Whitbread plc	19,635	1,260,373
Wm Morrison Supermarkets plc	311,049	823,207
WPP plc	187,425	2,647,727

		308,232,269

United States (0.3%)
Carnival plc	23,171	1,118,428
CyberArk Software Ltd.*	5,464	636,993
Ferguson plc	33,161	3,008,866
James Hardie Industries plc (CHDI)	63,804	1,247,864
QIAGEN NV*	34,279	1,171,210

		7,183,361

Total Common Stocks (89.6%) (Cost $1,817,048,356)		2,152,129,659

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/7/20 (x)* (Cost $98,445)	208,309	98,839

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.7%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $467,991, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $477,306. (xx)	$467,947	467,947
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $177,657, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $181,193. (xx)	177,640	177,640
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $82,725, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $84,367. (xx)	82,712	82,712
NBC Global Finance Ltd., 1.74%, dated 12/31/19, due 1/7/20, repurchase price $5,001,692, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 1/21/20-5/15/48; total market value $5,425,792. (xx)	5,000,000	5,000,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $700,067, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $762,222. (xx)	700,000	700,000
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $4,501,365, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $4,590,000. (xx)	4,500,000	4,500,000
Societe Generale SA, 1.72%, dated 12/31/19, due 1/7/20, repurchase price $5,001,672, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $5,521,866. (xx)	5,000,000	5,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $1,000,094, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $1,104,373. (xx)	$1,000,000	$1,000,000

Total Repurchase Agreements		16,928,299

Total Short-Term Investments (0.7%) (Cost $16,928,299)		16,928,299

Total Investments in Securities (90.3%) (Cost $1,834,075,100)		2,169,156,797
Other Assets Less Liabilities (9.7%)		232,581,714

Net Assets (100%)		$2,401,738,511

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $19,112,450 or 0.8% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $22,424,700. This was collateralized by $6,654,836 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/7/20 - 5/15/49 and by cash of $16,928,299 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CHDI	—	Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	—	Swiss Franc
CVA	—	Dutch Certification
DKK	—	Denmark Krone
EUR	—	European Currency Unit
FDR	—	Finnish Depositary Receipt
GBP	—	British Pound
HKD	—	Hong Kong Dollar
ILS	—	Israeli Sheqel
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
USD	—	United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Insurance
AXA SA	284,052	6,120,077	—	—	—	1,880,500	8,000,577	361,502	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	2,379	3/2020	EUR	99,509,271	(460,592)
FTSE 100 Index	630	3/2020	GBP	62,579,004	311,996
SPI 200 Index	209	3/2020	AUD	24,210,848	(660,729)
TOPIX Index	380	3/2020	JPY	60,188,670	58,060

					(751,265)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	3,258,073	USD	2,223,407	HSBC Bank plc	3/20/2020	67,322
EUR	6,358,258	USD	7,098,709	HSBC Bank plc	3/20/2020	67,984
GBP	4,951,163	USD	6,541,724	HSBC Bank plc	3/20/2020	30,551

Total unrealized appreciation						165,857

JPY	705,698,287	USD	6,532,991	HSBC Bank plc	3/19/2020	(9,875)

Total unrealized depreciation						(9,875)

Net unrealized appreciation						155,982

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 22,166,352, CHF 1,917, DKK 2,024, EUR 90,370,078, GBP 54,211,930, HKD 2,002, ILS 1,858, JPY 54,404,635, NOK 2,090, NZD 2,038, SEK 2,030 and SGD 2,015.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Australia	$—	$162,094,194	$—	$162,094,194
Austria	—	4,755,397	—	4,755,397
Belgium	—	21,319,652	—	21,319,652
Chile	—	703,777	—	703,777
China	754,208	8,110,781	—	8,864,989
Colombia	—	721,488	—	721,488
Denmark	—	39,559,618	—	39,559,618
Finland	—	23,952,259	—	23,952,259
France	—	239,740,978	—	239,740,978
Germany	—	185,648,283	—	185,648,283
Hong Kong	4,096,881	58,902,425	—	62,999,306
Ireland	1,094,043	12,697,487	—	13,791,530
Israel	4,267,798	7,157,118	—	11,424,916
Italy	—	44,459,563	—	44,459,563
Japan	—	528,108,954	—	528,108,954
Luxembourg	—	4,112,313	—	4,112,313
Macau	—	5,107,644	—	5,107,644
Netherlands	5,135,577	95,577,271	—	100,712,848
New Zealand	—	5,885,163	—	5,885,163
Norway	—	13,451,692	—	13,451,692
Portugal	—	3,433,471	—	3,433,471
Russia	—	397,025	—	397,025
Singapore	—	26,957,576	—	26,957,576
South Africa	—	4,321,074	—	4,321,074
Spain	—	60,924,565	—	60,924,565
Sweden	—	53,310,149	—	53,310,149
Switzerland	—	209,622,285	—	209,622,285

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
United Arab Emirates	$—	$333,320	$—	$333,320
United Kingdom	1,645,052	306,572,071	15,146	308,232,269
United States	636,993	6,546,368	—	7,183,361
Forward Currency Contracts	—	165,857	—	165,857
Futures	370,056	—	—	370,056
Rights
Spain	—	98,839	—	98,839
Short-Term Investments
Repurchase Agreements	—	16,928,299	—	16,928,299

Total Assets	$18,000,608	$2,151,676,956	$15,146	$2,169,692,710

Liabilities:
Forward Currency Contracts	$—	$(9,875)	$—	$(9,875)
Futures	(1,121,321)	—	—	(1,121,321)

Total Liabilities	$(1,121,321)	$(9,875)	$—	$(1,131,196)

Total	$16,879,287	$2,151,667,081	$15,146	$2,168,561,514

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$165,857
Equity contracts	Receivables, Net assets – Unrealized appreciation	370,056	*

Total		$535,913

	Liability Derivatives
Foreign exchange contracts	Payables	$(9,875)
Equity contracts	Payables, Net assets – Unrealized depreciation	(1,121,321	)*

Total		$(1,131,196)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(167,420)	$(167,420)
Equity contracts	41,529,140	—	41,529,140

Total	$41,529,140	$(167,420)	$41,361,720

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(103,809)	$(103,809)
Equity contracts	6,124,610	—	6,124,610

Total	$6,124,610	$(103,809)	$6,020,801

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $28,960,000 and futures contracts with an average notional balance of approximately $240,945,000 respectively, during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
HSBC Bank plc	$165,857	$(9,875)	$—	$155,982

Total	$165,857	$(9,875)	$—	$155,982

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
HSBC Bank plc	$9,875	$(9,875)	$—	$—

Total	$9,875	$(9,875)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$45,131,843
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$61,491,574

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$505,040,823
Aggregate gross unrealized depreciation	(183,506,820)

Net unrealized appreciation	$321,534,003

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,847,027,511

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $6,332,727)	$8,000,577
Unaffiliated Issuers (Cost $1,810,814,074)	2,144,227,921
Repurchase Agreements (Cost $16,928,299)	16,928,299
Cash	11,740,648
Foreign cash (Cost $230,099,591)	221,168,969
Cash held as collateral at broker for futures	12,585,870
Dividends, interest and other receivables	6,644,850
Receivable for securities sold	296,579
Receivable for Portfolio shares sold	169,694
Unrealized appreciation on forward foreign currency contracts	165,857
Securities lending income receivable	13,267
Other assets	104,192

Total assets	2,422,046,723

LIABILITIES
Payable for return of collateral on securities loaned	16,928,299
Due to broker for futures variation margin	1,035,611
Investment management fees payable	897,415
Payable for Portfolio shares redeemed	771,387
Payable for securities purchased	262,491
Administrative fees payable	247,310
Due to Custodian	33,908
Distribution fees payable – Class IB	23,529
Unrealized depreciation on forward foreign currency contracts	9,875
Accrued expenses	98,387

Total liabilities	20,308,212

NET ASSETS	$2,401,738,511

Net assets were comprised of:
Paid in capital	$2,082,481,814
Total distributable earnings (loss)	319,256,697

Net assets	$2,401,738,511

Class IB
Net asset value, offering and redemption price per share, $111,643,805 / 8,163,692 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.68

Class K
Net asset value, offering and redemption price per share, $2,290,094,706 / 166,515,500 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.75

(x)	Includes value of securities on loan of $22,424,700.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($361,502 of dividend income received from affiliates) (net of $5,895,564 foreign withholding tax)	$67,582,278
Interest	288,162
Securities lending (net)	563,730

Total income	68,434,170

EXPENSES
Investment management fees	10,112,457
Administrative fees	2,785,785
Distribution fees – Class IB	274,457
Custodian fees	271,500
Printing and mailing expenses	154,480
Professional fees	139,785
Trustees’ fees	70,608
Miscellaneous	191,956

Total expenses	14,001,028

NET INVESTMENT INCOME (LOSS)	54,433,142

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(5,775,265)
Futures contracts	41,529,140
Forward foreign currency contracts	(167,420)
Foreign currency transactions	(327,898)

Net realized gain (loss)	35,258,557

Change in unrealized appreciation (depreciation) on:
Investments in securities ($1,880,500 of change in unrealized appreciation (depreciation) from affiliates)	341,961,463
Futures contracts	6,124,610
Forward foreign currency contracts	(103,809)
Foreign currency translations	1,011,972

Net change in unrealized appreciation (depreciation)	348,994,236

NET REALIZED AND UNREALIZED GAIN (LOSS)	384,252,793

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$438,685,935

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$54,433,142	$47,800,678
Net realized gain (loss)	35,258,557	(15,023,387)
Net change in unrealized appreciation (depreciation)	348,994,236	(352,241,039)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	438,685,935	(319,463,748)

Distributions to shareholders:
Class IB	(2,751,053)	(2,545,333)
Class K	(60,792,771)	(50,458,028)

Total distributions to shareholders	(63,543,824)	(53,003,361)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 577,862 and 809,558 shares, respectively ]	7,316,526	10,850,685
Capital shares issued in reinvestment of dividends and distributions [ 203,442 and 210,046 shares, respectively ]	2,751,053	2,545,333
Capital shares repurchased [ (1,534,545) and (1,526,401) shares, respectively ]	(19,863,644)	(20,519,667)

Total Class IB transactions	(9,796,065)	(7,123,649)

Class K
Capital shares sold [ 11,513,196 and 20,762,449 shares, respectively ]	143,415,189	255,946,061
Capital shares issued in reinvestment of dividends and distributions [ 4,470,915 and 4,150,445 shares, respectively ]	60,792,771	50,458,028
Capital shares repurchased [ (16,126,566) and (16,093,012) shares, respectively ]	(205,363,450)	(212,460,850)

Total Class K transactions	(1,155,490)	93,943,239

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(10,951,555)	86,819,590

TOTAL INCREASE (DECREASE) IN NET ASSETS	364,190,556	(285,647,519)
NET ASSETS:
Beginning of year	2,037,547,955	2,323,195,474

End of year	$2,401,738,511	$2,037,547,955

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.55	$13.82	$11.45	$11.61	$12.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28	0.26	0.24	0.24	0.14
Net realized and unrealized gain (loss)	2.19	(2.24)	2.53	(0.26)	(0.44)

Total from investment operations	2.47	(1.98)	2.77	(0.02)	(0.30)

Less distributions:
Dividends from net investment income	(0.31)	(0.25)	(0.28)	(0.14)	— #
Distributions from net realized gains	(0.03)	(0.04)	(0.12)	—	(0.36)

Total dividends and distributions	(0.34)	(0.29)	(0.40)	(0.14)	(0.36)

Net asset value, end of year	$13.68	$11.55	$13.82	$11.45	$11.61

Total return	21.44%	(14.43)%	24.23%	(0.13)%	(2.40)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$111,644	$102,960	$130,219	$121,275	$125,995
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.86%	0.88%	0.88%	0.87%	0.87%
Before waivers and reimbursements (f)	0.86%	0.88%	0.88%	0.87%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.18%	1.95%	1.82%	2.09%	1.14%
Before waivers and reimbursements (f)	2.18%	1.95%	1.82%	2.09%	1.14%
Portfolio turnover rate^	2%	5%	5%	5%	3%

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.61	$13.89	$11.51	$11.67	$12.30

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	0.29	0.27	0.26	0.17
Net realized and unrealized gain (loss)	2.20	(2.24)	2.54	(0.25)	(0.44)

Total from investment operations	2.51	(1.95)	2.81	0.01	(0.27)

Less distributions:
Dividends from net investment income	(0.34)	(0.29)	(0.31)	(0.17)	— #
Distributions from net realized gains	(0.03)	(0.04)	(0.12)	—	(0.36)

Total dividends and distributions	(0.37)	(0.33)	(0.43)	(0.17)	(0.36)

Net asset value, end of year	$13.75	$11.61	$13.89	$11.51	$11.67

Total return	21.69%	(14.19)%	24.47%	0.13%	(2.15)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,290,095	$1,934,588	$2,192,977	$1,838,658	$1,647,776
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.61%	0.63%	0.63%	0.62%	0.62%
Before waivers and reimbursements (f)	0.61%	0.63%	0.63%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.42%	2.19%	2.06%	2.32%	1.39%
Before waivers and reimbursements (f)	2.42%	2.19%	2.06%	2.31%	1.38%
Portfolio turnover rate^	2%	5%	5%	5%	3%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	19.86%	5.99%
EQ/AB Dynamic Aggressive Growth Index	23.23	8.60
S&P 500® Index	31.49	13.27
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	3.03

* Date of inception 11/13/17. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 19.86% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/AB Dynamic Aggressive Growth Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 23.23%, 31.49% and 5.20%, respectively.

Asset Class Overview

U.S. and international stocks recorded strong double-digit returns while emerging markets also rallied during the 12-month period ended December 31, 2019. After declining sharply at the end of 2018, equity markets rebounded dramatically in January, as strong corporate earnings and optimism about a trade truce between the US and China calmed investors. Trade-war tensions resurfaced, however, and emerging geopolitical pressures drove market volatility.

Tariff wars, restrictive monetary policy and a decline in industrial production stoked recessionary fears throughout the global economy. In response, the world’s central banks implemented accommodative monetary policies to help support capital markets. Late in the third quarter, equity market performance was accompanied by a sharp style rotation in the U.S. Quality-growth and lower-volatility stocks, which had been strong performers, lagged and value stocks outperformed. However, for the most part, growth stocks continued to outperform value over the entire period.

From a market-capitalization perspective, large-cap stocks outperformed their small-cap peers. In December, equity markets rallied on news that the U.S. and China had agreed to a preliminary phase-one trade deal due to be signed in January 2020.

Global fixed-income markets also performed strongly over the 12-month period. Long-dated developed-market treasuries were strong performers, given their interest-rate sensitivity, even when yield curves began to trend higher in September. Investment-grade, high-yield and emerging-market sovereign debt all posted solid returns as credit spreads tightened.

In addition to lowering rates, the Federal Reserve increased its balance sheet later in the period to manage liquidity in the repurchase agreement market, effectively capping short-term rates. The European Central Bank reduced rates to a record low in September and announced the resumption of quantitative easing. The Bank of Japan issued guidance for the continuation of low rates and implemented a significant fiscal stimulus program in December.

Portfolio Highlights

What helped performance during the year:

•	A relative Portfolio overweight to international large cap equities contributed during the year.

What hurt performance during the year:

•

Throughout most of 2019, the Portfolio maintained a modest underweight to risk assets. In a robust year for equity returns, the overall equity positioning modestly detracted from performance, specifically, in the month of January, as equity markets strongly advanced, following a meaningful sell-off at the end of 2018.

•	A relative underweight to U.S. large cap equities also detracted.

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

How did derivatives contribute/detract from performance during the year?

•

The Portfolio utilizes a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate and currency risk and to provide efficient exposure. In 2019, within equities, the U.S. large-cap futures positions detracted from performance, as U.S. equities strongly outperformed the rest of the globe and the Portfolio held an underweight position to U.S. large-cap equities. European equities also performed strongly in 2019 and the Portfolio held an overweight position. UK equity futures very modestly contributed to performance, while Japan equity futures detracted. The Portfolio dynamically allocated to UK and Japan equities over the year. Fixed income futures contributed to performance while currency forwards overall detracted from performance.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

At period end, the portfolio maintained a moderately positive posture near term but we expect future asset returns and global growth to be modest, as longer-term secular growth concerns and single digit earnings growth expectations persist. These risks, along with the rising geopolitical tensions and a tide of populist policies globally, present possible downside risks. We are closely monitoring economic indicators and risk exposures but we do not expect a sharp global contraction in the year ahead.

Sector Weightings as of December 31, 2019	% of Net Assets
Investment Company	23.8%
Exchange Traded Funds	23.0
U.S. Treasury Obligations	20.7
Information Technology	7.0
Health Care	4.3
Repurchase Agreement	4.3
Financials	4.0
Communication Services	3.1
Consumer Discretionary	3.0
Industrials	2.7
Consumer Staples	2.1
Energy	1.3
Utilities	1.0
Real Estate	0.9
Materials	0.8
Cash and Other	(2.0)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,062.70	$5.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.69	5.57
Class K†
Actual	1,000.00	1,131.18	1.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.93	4.32

†  Class K ceased operations after the close of business on September 10, 2019.

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.09% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IB and the hypothetical example (to reflect the one-half year period) and multiplied by 72/365 for Class K (to reflect the actual number of days the Class was in operation in the period).

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.1%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc.	16,140	$630,751
CenturyLink, Inc.	2,100	27,741
Verizon Communications, Inc.	9,150	561,810

		1,220,302

Entertainment (0.6%)
Activision Blizzard, Inc.	1,680	99,826
Electronic Arts, Inc.*	660	70,957
Live Nation Entertainment, Inc.*	319	22,799
Netflix, Inc.*	970	313,863
Take-Two Interactive Software, Inc.*	240	29,383
Walt Disney Co. (The)	4,053	586,185

		1,123,013

Interactive Media & Services (1.5%)
Alphabet, Inc., Class A*	670	897,391
Alphabet, Inc., Class C*	690	922,544
Facebook, Inc., Class A*	5,300	1,087,825
Twitter, Inc.*	1,610	51,601

		2,959,361

Media (0.4%)
Charter Communications, Inc., Class A*	390	189,181
Comcast Corp., Class A	10,020	450,599
Discovery, Inc., Class A (x)*	330	10,804
Discovery, Inc., Class C*	780	23,782
DISH Network Corp., Class A*	505	17,912
Fox Corp., Class A	770	28,544
Fox Corp., Class B	359	13,068
Interpublic Group of Cos., Inc. (The)	850	19,635
News Corp., Class A	840	11,877
News Corp., Class B	270	3,918
Omnicom Group, Inc.	490	39,700
ViacomCBS, Inc.	1,215	50,994

		860,014

Wireless Telecommunication Services (0.0%)
T-Mobile US, Inc.*	708	55,521

Total Communication Services		6,218,211

Consumer Discretionary (3.0%)
Auto Components (0.1%)
Aptiv plc	570	54,133
BorgWarner, Inc.	450	19,521

		73,654

Automobiles (0.1%)
Ford Motor Co.	8,670	80,631
General Motors Co.	2,880	105,408
Harley-Davidson, Inc.	330	12,273

		198,312

Distributors (0.0%)
Genuine Parts Co.	330	35,056
LKQ Corp.*	690	24,633

		59,689

Diversified Consumer Services (0.0%)
H&R Block, Inc.	450	10,566

Hotels, Restaurants & Leisure (0.6%)
Carnival Corp.	870	44,222
Chipotle Mexican Grill, Inc.*	60	50,227
Darden Restaurants, Inc.	270	29,433
Hilton Worldwide Holdings, Inc.	630	69,873
Las Vegas Sands Corp.	762	52,608
Marriott International, Inc., Class A	630	95,401
McDonald’s Corp.	1,710	337,913
MGM Resorts International	1,110	36,930
Norwegian Cruise Line Holdings Ltd.*	480	28,037
Royal Caribbean Cruises Ltd.	390	52,069
Starbucks Corp.	2,760	242,659
Wynn Resorts Ltd.	220	30,551
Yum! Brands, Inc.	690	69,504

		1,139,427

Household Durables (0.1%)
DR Horton, Inc.	750	39,562
Garmin Ltd.	270	26,341
Leggett & Platt, Inc.	270	13,724
Lennar Corp., Class A	630	35,148
Mohawk Industries, Inc.*	150	20,457
Newell Brands, Inc.	840	16,145
NVR, Inc.*	8	30,467
PulteGroup, Inc.	540	20,952
Whirlpool Corp.	150	22,130

		224,926

Internet & Direct Marketing Retail (1.0%)
Amazon.com, Inc.*	924	1,707,404
Booking Holdings, Inc.*	100	205,373
eBay, Inc.	1,900	68,609
Expedia Group, Inc.	270	29,198

		2,010,584

Leisure Products (0.0%)
Hasbro, Inc.	240	25,346

Multiline Retail (0.2%)
Dollar General Corp.	580	90,468
Dollar Tree, Inc.*	530	49,846
Kohl’s Corp.	360	18,342
Macy’s, Inc.	680	11,560
Nordstrom, Inc.	230	9,414
Target Corp.	1,160	148,724

		328,354

Specialty Retail (0.7%)
Advance Auto Parts, Inc.	160	25,626
AutoZone, Inc.*	60	71,478
Best Buy Co., Inc.	520	45,656
CarMax, Inc.*	370	32,438
Gap, Inc. (The)	470	8,310
Home Depot, Inc. (The)	2,510	548,134
L Brands, Inc.	500	9,060
Lowe’s Cos., Inc.	1,780	213,173
O’Reilly Automotive, Inc.*	180	78,887
Ross Stores, Inc.	820	95,464

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Tiffany & Co.	240	$32,076
TJX Cos., Inc. (The)	2,740	167,304
Tractor Supply Co.	270	25,229
Ulta Beauty, Inc.*	120	30,377

		1,383,212

Textiles, Apparel & Luxury Goods (0.2%)
Capri Holdings Ltd.*	330	12,590
Hanesbrands, Inc.	780	11,583
NIKE, Inc., Class B	2,790	282,655
PVH Corp.	180	18,927
Ralph Lauren Corp.	120	14,066
Tapestry, Inc.	630	16,991
Under Armour, Inc., Class A*	390	8,424
Under Armour, Inc., Class C*	420	8,056
VF Corp.	720	71,755

		445,047

Total Consumer Discretionary		5,899,117

Consumer Staples (2.1%)
Beverages (0.5%)
Brown-Forman Corp., Class B	360	24,336
Coca-Cola Co. (The)	8,520	471,582
Constellation Brands, Inc., Class A	360	68,310
Molson Coors Brewing Co., Class B	390	21,021
Monster Beverage Corp.*	860	54,653
PepsiCo, Inc.	3,120	426,410

		1,066,312

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.	980	288,042
Kroger Co. (The)	1,770	51,312
Sysco Corp.	1,020	87,251
Walgreens Boots Alliance, Inc.	1,770	104,359
Walmart, Inc.	3,160	375,534

		906,498

Food Products (0.3%)
Archer-Daniels-Midland Co.	1,230	57,011
Campbell Soup Co.	420	20,757
Conagra Brands, Inc.	1,050	35,952
General Mills, Inc.	1,320	70,699
Hershey Co. (The)	300	44,094
Hormel Foods Corp.	600	27,066
JM Smucker Co. (The)	240	24,991
Kellogg Co.	540	37,347
Kraft Heinz Co. (The)	1,380	44,339
Lamb Weston Holdings, Inc.	300	25,809
McCormick & Co., Inc. (Non-Voting)	270	45,827
Mondelez International, Inc., Class A	3,180	175,154
Tyson Foods, Inc., Class A	630	57,355

		666,401

Household Products (0.5%)
Church & Dwight Co., Inc.	540	37,984
Clorox Co. (The)	300	46,062
Colgate-Palmolive Co.	1,890	130,108
Kimberly-Clark Corp.	750	103,162
Procter & Gamble Co. (The)	5,550	693,195

		1,010,511

Personal Products (0.1%)
Coty, Inc., Class A	990	11,138
Estee Lauder Cos., Inc. (The), Class A	480	99,139

		110,277

Tobacco (0.2%)
Altria Group, Inc.	4,140	206,627
Philip Morris International, Inc.	3,450	293,561

		500,188

Total Consumer Staples		4,260,187

Energy (1.3%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	1,110	28,449
Halliburton Co.	1,920	46,983
Helmerich & Payne, Inc.	240	10,903
National Oilwell Varco, Inc.	840	21,042
Schlumberger Ltd.	3,060	123,012
TechnipFMC plc	930	19,939

		250,328

Oil, Gas & Consumable Fuels (1.2%)
Apache Corp.	810	20,728
Cabot Oil & Gas Corp.	930	16,191
Chevron Corp.	4,230	509,757
Cimarex Energy Co.	210	11,023
Concho Resources, Inc.	450	39,407
ConocoPhillips	2,490	161,925
Devon Energy Corp.	960	24,931
Diamondback Energy, Inc.	330	30,644
EOG Resources, Inc.	1,290	108,051
Exxon Mobil Corp.	9,390	655,234
Hess Corp.	540	36,077
HollyFrontier Corp.	330	16,734
Kinder Morgan, Inc.	4,320	91,454
Marathon Oil Corp.	1,800	24,444
Marathon Petroleum Corp.	1,470	88,568
Noble Energy, Inc.	1,050	26,082
Occidental Petroleum Corp.	1,966	81,019
ONEOK, Inc.	900	68,103
Phillips 66	930	103,611
Pioneer Natural Resources Co.	390	59,034
Valero Energy Corp.	930	87,095
Williams Cos., Inc. (The)	2,670	63,332

		2,323,444

Total Energy		2,573,772

Financials (4.0%)
Banks (1.8%)
Bank of America Corp.	18,338	645,864
Citigroup, Inc.	5,190	414,629
Citizens Financial Group, Inc.	1,020	41,422
Comerica, Inc.	330	23,677
Fifth Third Bancorp	1,440	44,265
First Republic Bank	360	42,282

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Huntington Bancshares, Inc.	2,310	$34,835
JPMorgan Chase & Co.	7,260	1,012,044
KeyCorp	2,220	44,933
M&T Bank Corp.	300	50,925
People’s United Financial, Inc.	870	14,703
PNC Financial Services Group, Inc. (The)	1,020	162,823
Regions Financial Corp.	2,250	38,610
SVB Financial Group*	120	30,125
Truist Financial Corp.	2,923	164,623
US Bancorp	3,330	197,436
Wells Fargo & Co.	9,060	487,428
Zions Bancorp NA	390	20,249

		3,470,873

Capital Markets (0.8%)
Ameriprise Financial, Inc.	300	49,974
Bank of New York Mellon Corp. (The)	1,920	96,634
BlackRock, Inc.	270	135,729
Cboe Global Markets, Inc.	240	28,800
Charles Schwab Corp. (The)	2,610	124,132
CME Group, Inc.	810	162,583
E*TRADE Financial Corp.	540	24,500
Franklin Resources, Inc.	630	16,367
Goldman Sachs Group, Inc. (The)	780	179,345
Intercontinental Exchange, Inc.	1,260	116,613
Invesco Ltd.	870	15,643
MarketAxess Holdings, Inc.	84	31,845
Moody’s Corp.	360	85,468
Morgan Stanley	2,880	147,226
MSCI, Inc.	180	46,472
Nasdaq, Inc.	240	25,704
Northern Trust Corp.	480	50,995
Raymond James Financial, Inc.	270	24,154
S&P Global, Inc.	570	155,639
State Street Corp.	840	66,444
T. Rowe Price Group, Inc.	510	62,138

		1,646,405

Consumer Finance (0.2%)
American Express Co.	1,530	190,470
Capital One Financial Corp.	1,020	104,968
Discover Financial Services	720	61,071
Synchrony Financial	1,440	51,854

		408,363

Diversified Financial Services (0.5%)
Berkshire Hathaway, Inc., Class B*	4,320	978,480

Insurance (0.7%)
Aflac, Inc.	1,650	87,285
Allstate Corp. (The)	720	80,964
American International Group, Inc.	1,920	98,554
Aon plc	540	112,477
Arthur J Gallagher & Co.	390	37,140
Assurant, Inc.	120	15,729
Chubb Ltd.	1,020	158,773
Cincinnati Financial Corp.	330	34,699
Everest Re Group Ltd.	90	24,916
Globe Life, Inc.	210	22,102
Hartford Financial Services Group, Inc. (The)	780	47,401
Lincoln National Corp.	450	26,554
Loews Corp.	600	31,494
Marsh & McLennan Cos., Inc.	1,110	123,665
MetLife, Inc.	2,100	107,037
Principal Financial Group, Inc.	570	31,350
Progressive Corp. (The)	1,290	93,383
Prudential Financial, Inc.	900	84,366
Travelers Cos., Inc. (The)	600	82,170
Unum Group	450	13,122
Willis Towers Watson plc	300	60,582
WR Berkley Corp.	326	22,527

		1,396,290

Total Financials		7,900,411

Health Care (4.3%)
Biotechnology (0.6%)
AbbVie, Inc.	3,270	289,526
Alexion Pharmaceuticals, Inc.*	510	55,156
Amgen, Inc.	1,380	332,677
Biogen, Inc.*	450	133,528
Gilead Sciences, Inc.	2,820	183,244
Incyte Corp.*	390	34,055
Regeneron Pharmaceuticals, Inc.*	180	67,586
Vertex Pharmaceuticals, Inc.*	570	124,802

		1,220,574

Health Care Equipment & Supplies (1.1%)
Abbott Laboratories	3,900	338,754
ABIOMED, Inc.*	120	20,471
Align Technology, Inc.*	180	50,227
Baxter International, Inc.	1,050	87,801
Becton Dickinson and Co.	600	163,182
Boston Scientific Corp.*	3,060	138,373
Cooper Cos., Inc. (The)	120	38,555
Danaher Corp.	1,380	211,802
Dentsply Sirona, Inc.	480	27,163
Edwards Lifesciences Corp.*	480	111,979
Hologic, Inc.*	570	29,760
IDEXX Laboratories, Inc.*	210	54,837
Intuitive Surgical, Inc.*	270	159,610
Medtronic plc	2,970	336,947
ResMed, Inc.	300	46,491
STERIS plc	192	29,265
Stryker Corp.	690	144,859
Teleflex, Inc.	120	45,173
Varian Medical Systems, Inc.*	210	29,822
Zimmer Biomet Holdings, Inc.	450	67,356

		2,132,427

Health Care Providers & Services (0.9%)
AmerisourceBergen Corp.	330	28,057
Anthem, Inc.	570	172,157
Cardinal Health, Inc.	660	33,383
Centene Corp.*	900	56,583
Cigna Corp.	840	171,771
CVS Health Corp.	2,870	213,212

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
DaVita, Inc.*	270	$20,258
HCA Healthcare, Inc.	600	88,686
Henry Schein, Inc.*	330	22,018
Humana, Inc.	300	109,956
Laboratory Corp. of America Holdings*	210	35,526
McKesson Corp.	420	58,094
Quest Diagnostics, Inc.	300	32,037
UnitedHealth Group, Inc.	2,130	626,177
Universal Health Services, Inc., Class B	180	25,823
WellCare Health Plans, Inc.*	120	39,625

		1,733,363

Health Care Technology (0.0%)
Cerner Corp.	710	52,107

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	690	58,864
Illumina, Inc.*	330	109,474
IQVIA Holdings, Inc.*	360	55,623
Mettler-Toledo International, Inc.*	60	47,597
PerkinElmer, Inc.	240	23,304
Thermo Fisher Scientific, Inc.	900	292,383
Waters Corp.*	180	42,057

		629,302

Pharmaceuticals (1.4%)
Allergan plc	690	131,907
Bristol-Myers Squibb Co.	5,160	331,220
Eli Lilly & Co.	1,916	251,820
Johnson & Johnson	5,910	862,092
Merck & Co., Inc.	5,730	521,144
Mylan NV*	1,140	22,914
Perrigo Co. plc	270	13,948
Pfizer, Inc.	12,301	481,953
Zoetis, Inc.	1,050	138,968

		2,755,966

Total Health Care		8,523,739

Industrials (2.7%)
Aerospace & Defense (0.7%)
Arconic, Inc.	930	28,616
Boeing Co. (The)	1,170	381,139
General Dynamics Corp.	600	105,810
Huntington Ingalls Industries, Inc.	90	22,579
L3Harris Technologies, Inc.	504	99,727
Lockheed Martin Corp.	540	210,265
Northrop Grumman Corp.	390	134,148
Raytheon Co.	630	138,436
Textron, Inc.	510	22,746
TransDigm Group, Inc.	120	67,200
United Technologies Corp.	1,800	269,568

		1,480,234

Air Freight & Logistics (0.2%)
CH Robinson Worldwide, Inc.	300	23,460
Expeditors International of Washington, Inc.	360	28,087
FedEx Corp.	540	81,653
United Parcel Service, Inc., Class B	1,530	179,102

		312,302

Airlines (0.1%)
Alaska Air Group, Inc.	270	18,293
American Airlines Group, Inc.	870	24,952
Delta Air Lines, Inc.	1,350	78,948
Southwest Airlines Co.	1,080	58,298
United Airlines Holdings, Inc.*	480	42,283

		222,774

Building Products (0.1%)
Allegion plc	210	26,153
AO Smith Corp.	300	14,292
Fortune Brands Home & Security, Inc.	300	19,602
Johnson Controls International plc	2,010	81,827
Masco Corp.	630	30,234

		172,108

Commercial Services & Supplies (0.1%)
Cintas Corp.	190	51,125
Copart, Inc.*	440	40,014
Republic Services, Inc.	480	43,022
Rollins, Inc.	300	9,948
Waste Management, Inc.	860	98,006

		242,115

Construction & Engineering (0.0%)
Jacobs Engineering Group, Inc.	260	23,356
Quanta Services, Inc.	300	12,213

		35,569

Electrical Equipment (0.1%)
AMETEK, Inc.	510	50,867
Eaton Corp. plc	930	88,090
Emerson Electric Co.	1,350	102,951
Rockwell Automation, Inc.	270	54,721

		296,629

Industrial Conglomerates (0.4%)
3M Co.	1,280	225,818
General Electric Co.	19,290	215,276
Honeywell International, Inc.	1,620	286,740
Roper Technologies, Inc.	240	85,015

		812,849

Machinery (0.5%)
Caterpillar, Inc.	1,290	190,507
Cummins, Inc.	330	59,057
Deere & Co.	720	124,747
Dover Corp.	330	38,036
Flowserve Corp.	270	13,438
Fortive Corp.	660	50,417
IDEX Corp.	169	29,068
Illinois Tool Works, Inc.	660	118,556
Ingersoll-Rand plc	540	71,777
PACCAR, Inc.	750	59,325
Parker-Hannifin Corp.	300	61,746
Pentair plc	330	15,137
Snap-on, Inc.	120	20,328
Stanley Black & Decker, Inc.	330	54,694

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Westinghouse Air Brake Technologies Corp.	312	$24,274
Xylem, Inc.	390	30,728

		961,835

Professional Services (0.1%)
Equifax, Inc.	270	37,833
IHS Markit Ltd.*	800	60,280
Nielsen Holdings plc	780	15,834
Robert Half International, Inc.	260	16,419
Verisk Analytics, Inc.	360	53,762

		184,128

Road & Rail (0.3%)
CSX Corp.	1,710	123,736
JB Hunt Transport Services, Inc.	180	21,020
Kansas City Southern	210	32,164
Norfolk Southern Corp.	600	116,478
Old Dominion Freight Line, Inc.	144	27,328
Union Pacific Corp.	1,620	292,880

		613,606

Trading Companies & Distributors (0.1%)
Fastenal Co.	1,260	46,557
United Rentals, Inc.*	180	30,019
WW Grainger, Inc.	120	40,622

		117,198

Total Industrials		5,451,347

Information Technology (7.0%)
Communications Equipment (0.3%)
Arista Networks, Inc.*	120	24,408
Cisco Systems, Inc.	9,750	467,610
F5 Networks, Inc.*	130	18,154
Juniper Networks, Inc.	750	18,473
Motorola Solutions, Inc.	360	58,010

		586,655

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	660	71,432
CDW Corp.	326	46,566
Corning, Inc.	1,740	50,651
FLIR Systems, Inc.	300	15,621
IPG Photonics Corp.*	90	13,043
Keysight Technologies, Inc.*	420	43,104
TE Connectivity Ltd.	750	71,880
Zebra Technologies Corp., Class A*	122	31,164

		343,461

IT Services (1.6%)
Accenture plc, Class A	1,420	299,009
Akamai Technologies, Inc.*	360	31,097
Alliance Data Systems Corp.	100	11,220
Automatic Data Processing, Inc.	970	165,385
Broadridge Financial Solutions, Inc.	240	29,650
Cognizant Technology Solutions Corp., Class A	1,270	78,765
DXC Technology Co.	590	22,178
Fidelity National Information Services, Inc.	1,370	190,553
Fiserv, Inc.*	1,276	147,544
FleetCor Technologies, Inc.*	210	60,421
Gartner, Inc.*	210	32,361
Global Payments, Inc.	641	117,021
International Business Machines Corp.	1,980	265,399
Jack Henry & Associates, Inc.	170	24,764
Leidos Holdings, Inc.	323	31,619
Mastercard, Inc., Class A	2,010	600,166
Paychex, Inc.	710	60,393
PayPal Holdings, Inc.*	2,600	281,242
VeriSign, Inc.*	240	46,243
Visa, Inc., Class A	3,900	732,810
Western Union Co. (The)	960	25,709

		3,253,549

Semiconductors & Semiconductor Equipment (1.3%)
Advanced Micro Devices, Inc.*	1,950	89,427
Analog Devices, Inc.	810	96,261
Applied Materials, Inc.	2,100	128,184
Broadcom, Inc.	900	284,418
Intel Corp.	9,960	596,106
KLA Corp.	330	58,796
Lam Research Corp.	330	96,492
Maxim Integrated Products, Inc.	600	36,906
Microchip Technology, Inc.	510	53,407
Micron Technology, Inc.*	2,460	132,299
NVIDIA Corp.	1,350	317,655
Qorvo, Inc.*	270	31,382
QUALCOMM, Inc.	2,670	235,574
Skyworks Solutions, Inc.	390	47,143
Texas Instruments, Inc.	2,070	265,560
Xilinx, Inc.	570	55,729

		2,525,339

Software (2.1%)
Adobe, Inc.*	1,080	356,195
ANSYS, Inc.*	190	48,908
Autodesk, Inc.*	480	88,061
Cadence Design Systems, Inc.*	600	41,616
Citrix Systems, Inc.	280	31,052
Fortinet, Inc.*	300	32,028
Intuit, Inc.	580	151,920
Microsoft Corp.	17,040	2,687,208
NortonLifeLock, Inc.	1,410	35,983
Oracle Corp.	4,954	262,463
salesforce.com, Inc.*	1,910	310,642
ServiceNow, Inc.*	422	119,139
Synopsys, Inc.*	330	45,936

		4,211,151

Technology Hardware, Storage & Peripherals (1.5%)
Apple, Inc.	9,461	2,778,223
Hewlett Packard Enterprise Co.	3,050	48,373
HP, Inc.	3,390	69,665
NetApp, Inc.	540	33,615
Seagate Technology plc	540	32,130
Western Digital Corp.	630	39,986
Xerox Holdings Corp.	420	15,485

		3,017,477

Total Information Technology		13,937,632

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Materials (0.8%)
Chemicals (0.6%)
Air Products & Chemicals, Inc.	480	$112,795
Albemarle Corp.	240	17,530
Celanese Corp.	270	33,243
CF Industries Holdings, Inc.	480	22,915
Corteva, Inc.	1,680	49,661
Dow, Inc.	1,680	91,946
DuPont de Nemours, Inc.	1,679	107,792
Eastman Chemical Co.	300	23,778
Ecolab, Inc.	570	110,004
FMC Corp.	300	29,946
International Flavors & Fragrances, Inc. (x)	210	27,094
Linde plc	1,230	261,867
LyondellBasell Industries NV, Class A	660	62,357
Mosaic Co. (The)	780	16,879
PPG Industries, Inc.	510	68,080
Sherwin-Williams Co. (The)	180	105,037

		1,140,924

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	150	41,946
Vulcan Materials Co.	300	43,197

		85,143

Containers & Packaging (0.1%)
Amcor plc	3,634	39,393
Avery Dennison Corp.	180	23,548
Ball Corp.	720	46,562
International Paper Co.	870	40,063
Packaging Corp. of America	210	23,518
Sealed Air Corp.	330	13,144
Westrock Co.	540	23,171

		209,399

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	3,210	42,115
Newmont Goldcorp Corp.	1,815	78,862
Nucor Corp.	660	37,145

		158,122

Total Materials		1,593,588

Real Estate (0.9%)
Equity Real Estate Investment Trusts (REITs) (0.9%)
Alexandria Real Estate Equities, Inc. (REIT)	240	38,779
American Tower Corp. (REIT)	990	227,522
Apartment Investment & Management Co. (REIT), Class A	330	17,045
AvalonBay Communities, Inc. (REIT)	300	62,910
Boston Properties, Inc. (REIT)	330	45,494
Crown Castle International Corp. (REIT)	930	132,200
Digital Realty Trust, Inc. (REIT)	450	53,883
Duke Realty Corp. (REIT)	780	27,043
Equinix, Inc. (REIT)	210	122,577
Equity Residential (REIT)	810	65,545
Essex Property Trust, Inc. (REIT)	150	45,129
Extra Space Storage, Inc. (REIT)	270	28,518
Federal Realty Investment Trust (REIT)	180	23,171
Healthpeak Properties, Inc. (REIT)	1,050	36,194
Host Hotels & Resorts, Inc. (REIT)	1,620	30,051
Iron Mountain, Inc. (REIT)	630	20,078
Kimco Realty Corp. (REIT)	930	19,260
Mid-America Apartment Communities, Inc. (REIT)	240	31,646
Prologis, Inc. (REIT)	1,380	123,013
Public Storage (REIT)	330	70,277
Realty Income Corp. (REIT)	660	48,596
Regency Centers Corp. (REIT)	360	22,712
SBA Communications Corp. (REIT)	240	57,838
Simon Property Group, Inc. (REIT)	690	102,782
SL Green Realty Corp. (REIT)	180	16,538
UDR, Inc. (REIT)	600	28,020
Ventas, Inc. (REIT)	780	45,037
Vornado Realty Trust (REIT)	360	23,940
Welltower, Inc. (REIT)	840	68,695
Weyerhaeuser Co. (REIT)	1,650	49,830

		1,684,323

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	690	42,290

Total Real Estate		1,726,613

Utilities (1.0%)
Electric Utilities (0.6%)
Alliant Energy Corp.	510	27,907
American Electric Power Co., Inc.	1,080	102,071
Duke Energy Corp.	1,620	147,760
Edison International	720	54,295
Entergy Corp.	420	50,316
Evergy, Inc.	540	35,149
Eversource Energy	690	58,698
Exelon Corp.	2,130	97,107
FirstEnergy Corp.	1,110	53,946
NextEra Energy, Inc.	1,080	261,533
Pinnacle West Capital Corp.	240	21,583
PPL Corp.	1,590	57,049
Southern Co. (The)	2,280	145,236
Xcel Energy, Inc.	1,140	72,379

		1,185,029

Gas Utilities (0.0%)
Atmos Energy Corp.	240	26,846

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	1,440	28,656
NRG Energy, Inc.	600	23,850

		52,506

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Multi-Utilities (0.3%)
Ameren Corp.	540	$41,472
CenterPoint Energy, Inc.	1,110	30,270
CMS Energy Corp.	600	37,704
Consolidated Edison, Inc.	690	62,424
Dominion Energy, Inc.	1,770	146,591
DTE Energy Co.	390	50,649
NiSource, Inc.	810	22,550
Public Service Enterprise Group, Inc.	1,110	65,546
Sempra Energy	600	90,888
WEC Energy Group, Inc.	690	63,639

		611,733

Water Utilities (0.0%)
American Water Works Co., Inc.	390	47,912

Total Utilities		1,924,026

Total Common Stocks (30.2%) (Cost $51,143,344)		60,008,643

EXCHANGE TRADED FUNDS (ETF):
Equity (23.0%)
iShares MSCI EAFE ETF	397,815	27,624,274
iShares Russell 2000 ETF	53,027	8,784,983
SPDR S&P MidCap 400 ETF Trust (x)	25,196	9,458,074

Total Exchange Traded Funds (23.0%) (Cost $43,937,984)		45,867,331

SHORT-TERM INVESTMENTS:
Investment Company (23.8%)
JPMorgan Prime Money Market Fund, IM Shares	47,447,268	47,461,502

	Principal Amount	Value (Note 1)
Repurchase Agreement (4.3%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $8,488,566, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $8,657,521. (xx)	$8,487,764	8,487,764

U.S. Treasury Obligations (20.7%)
U.S. Treasury Bills 1.49%, 3/26/20 (p)	41,303,100	41,156,829

Total Short-Term Investments (48.8%) (Cost $97,101,949)		97,106,095

Total Investments in Securities (102.0%) (Cost $192,183,277)		202,982,069
Other Assets Less Liabilities (-2.0%)		(4,000,606)

Net Assets (100%)		$198,981,463

*	Non-income producing.
(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $8,352,263. This was collateralized by $29,236 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $8,487,764 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

AUD	— Australian Dollar
CHF	— Swiss Franc
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	256	3/2020	EUR	10,708,017	(32,469)
FTSE 100 Index	9	3/2020	GBP	893,986	4,609
MSCI EAFE E-Mini Index	156	3/2020	USD	15,884,700	318,968
Russell 2000 E-Mini Index	8	3/2020	USD	668,240	13,548
S&P 500 E-Mini Index	188	3/2020	USD	30,372,340	734,604
TOPIX Index	36	3/2020	JPY	5,702,085	(7,255)
U.S. Treasury 10 Year Note	216	3/2020	USD	27,739,125	(254,223)

					777,782

Short Contracts
SPI 200 Index	(7)	3/2020	AUD	(810,890)	22,934

					22,934

					800,716

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	2,282,000	USD	1,583,062	JPMorgan Chase Bank	3/16/2020	21,234
EUR	3,131,000	USD	3,475,467	Citibank NA	3/16/2020	52,708
GBP	376,812	USD	492,865	JPMorgan Chase Bank	3/16/2020	7,268
JPY	202,628,953	USD	1,862,008	Morgan Stanley	3/16/2020	10,659
NOK	13,787,000	USD	1,510,690	BNP Paribas	3/16/2020	60,058
NZD	1,716,000	USD	1,137,140	HSBC Bank plc	3/16/2020	19,295
NZD	2,853,098	USD	1,863,473	JPMorgan Chase Bank	3/16/2020	59,266
SEK	7,029,000	USD	728,135	BNP Paribas	3/16/2020	24,968
SEK	32,719,141	USD	3,493,638	JPMorgan Chase Bank	3/16/2020	11,965

Total unrealized appreciation						267,421

JPY	124,821,000	USD	1,157,564	Citibank NA	3/16/2020	(3,986)
JPY	273,229,000	USD	2,526,973	Natwest Markets plc	3/16/2020	(1,830)
USD	1,159,810	AUD	1,690,512	BNP Paribas	3/16/2020	(28,657)
USD	303,064	AUD	443,844	JPMorgan Chase Bank	3/16/2020	(8,968)
USD	931,335	CHF	916,000	HSBC Bank plc	3/16/2020	(20,076)
USD	1,037,875	CHF	1,015,194	Morgan Stanley	3/16/2020	(16,563)
USD	3,040,354	EUR	2,713,735	Citibank NA	3/16/2020	(17,625)
USD	2,113,730	GBP	1,608,515	Citibank NA	3/16/2020	(21,211)
USD	1,272,141	JPY	138,594,975	Goldman Sachs International	3/16/2020	(8,733)
USD	8,635	JPY	938,025	JPMorgan Chase Bank	3/16/2020	(34)
USD	1,504,746	NOK	13,787,000	BNP Paribas	3/16/2020	(66,003)
USD	1,473,514	NZD	2,243,293	Goldman Sachs International	3/16/2020	(38,270)
USD	657,194	SEK	6,205,427	BNP Paribas	3/16/2020	(7,670)

Total unrealized depreciation						(239,626)

Net unrealized appreciation						27,795

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$6,218,211	$—	$—	$6,218,211
Consumer Discretionary	5,899,117	—	—	5,899,117
Consumer Staples	4,260,187	—	—	4,260,187
Energy	2,573,772	—	—	2,573,772
Financials	7,900,411	—	—	7,900,411
Health Care	8,523,739	—	—	8,523,739
Industrials	5,451,347	—	—	5,451,347
Information Technology	13,937,632	—	—	13,937,632
Materials	1,593,588	—	—	1,593,588
Real Estate	1,726,613	—	—	1,726,613
Utilities	1,924,026	—	—	1,924,026
Exchange Traded Funds	45,867,331	—	—	45,867,331
Forward Currency Contracts	—	267,421	—	267,421
Futures	1,094,663	—	—	1,094,663
Short-Term Investments
Investment Company	47,461,502	—	—	47,461,502
Repurchase Agreement	—	8,487,764	—	8,487,764
U.S. Treasury Obligations	—	41,156,829	—	41,156,829

Total Assets	$154,432,139	$49,912,014	$—	$204,344,153

Liabilities:
Forward Currency Contracts	$—	$(239,626)	$—	$(239,626)
Futures	(293,947)	—	—	(293,947)

Total Liabilities	$(293,947)	$(239,626)	$—	$(533,573)

Total	$154,138,192	$49,672,388	$—	$203,810,580

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$267,421
Equity contracts	Receivables, Net assets – Unrealized appreciation	1,094,663	*

Total		$1,362,084

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(254,223	)*
Foreign exchange contracts	Payables	(239,626)
Equity contracts	Payables, Net assets – Unrealized depreciation	(39,724	)*

Total		$(533,573)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$759,733	$—	$759,733
Foreign exchange contracts	—	(407,583)	(407,583)
Equity contracts	3,089,776	—	3,089,776

Total	$3,849,509	$(407,583)	$3,441,926

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(493,554)	$—	$(493,554)
Foreign exchange contracts	—	75,088	75,088
Equity contracts	957,384	—	957,384

Total	$463,830	$75,088	$538,918

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $40,780,000 and futures contracts with an average notional balance of approximately $50,853,000 respectively, during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
BNP Paribas	$85,026	$(85,026)	$—	$—
Citibank NA	52,708	(42,822)	—	9,886
HSBC Bank plc	19,295	(19,295)	—	—
JPMorgan Chase Bank	99,733	(9,002)	—	90,731
Morgan Stanley	10,659	(10,659)	—	—

Total	$267,421	$(166,804)	$—	$100,617

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
BNP Paribas	$102,330	$(85,026)	$—	$17,304
Citibank NA	42,822	(42,822)	—	—
Goldman Sachs International	47,003	—	—	47,003
HSBC Bank plc	20,076	(19,295)	—	781
JPMorgan Chase Bank	9,002	(9,002)	—	—
Morgan Stanley	16,563	(10,659)	—	5,904
Natwest Markets plc	1,830	—	—	1,830

Total	$239,626	$(166,804)	$—	$72,822

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$71,246,419
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$50,623,464

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,303,077
Aggregate gross unrealized depreciation	(1,488,749)

Net unrealized appreciation	$10,814,328

Federal income tax cost of investments in securities and derivative instruments, if applicable	$192,996,252

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $183,695,513)	$194,494,305
Repurchase Agreements (Cost $8,487,764)	8,487,764
Cash	300,023
Foreign cash (Cost $4,599)	4,855
Due from broker for futures variation margin	3,103,187
Receivable for Portfolio shares sold	1,078,781
Unrealized appreciation on forward foreign currency contracts	267,421
Dividends, interest and other receivables	183,194
Securities lending income receivable	3,539
Other assets	672

Total assets	207,923,741

LIABILITIES
Payable for return of collateral on securities loaned	8,487,764
Unrealized depreciation on forward foreign currency contracts	239,626
Investment management fees payable	102,853
Distribution fees payable – Class IB	40,691
Administrative fees payable	20,010
Payable for Portfolio shares redeemed	111
Accrued expenses	51,223

Total liabilities	8,942,278

NET ASSETS	$198,981,463

Net assets were comprised of:
Paid in capital	$186,320,382
Total distributable earnings (loss)	12,661,081

Net assets	$198,981,463

Class IB
Net asset value, offering and redemption price per share, $198,981,463 / 18,219,667 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.92

(x)	Includes value of securities on loan of $8,352,263.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends	$2,988,741
Interest	361,402
Securities lending (net)	14,150

Total income	3,364,293

EXPENSES
Investment management fees	1,108,782
Distribution fees – Class IB	351,797
Administrative fees	181,947
Professional fees	50,128
Printing and mailing expenses	29,300
Custodian fees	10,400
Trustees’ fees	4,232
Miscellaneous	5,003

Gross expenses	1,741,589
Less: Waiver from investment manager	(152,098)

Net expenses	1,589,491

NET INVESTMENT INCOME (LOSS)	1,774,802

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	417,935
Futures contracts	3,849,509
Forward foreign currency contracts	(407,583)
Foreign currency transactions	491

Net realized gain (loss)	3,860,352

Change in unrealized appreciation (depreciation) on:
Investments in securities	18,683,731
Futures contracts	463,830
Forward foreign currency contracts	75,088
Foreign currency translations	9,526

Net change in unrealized appreciation (depreciation)	19,232,175

NET REALIZED AND UNREALIZED GAIN (LOSS)	23,092,527

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,867,329

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,774,802	$783,369
Net realized gain (loss)	3,860,352	(537,203)
Net change in unrealized appreciation (depreciation)	19,232,175	(7,792,247)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,867,329	(7,546,081)

Distributions to shareholders:
Class IB	(3,902,233)	(943,820)
Class K	—	(142,421)

Total distributions to shareholders	(3,902,233)	(1,086,241)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 9,151,533 and 8,853,768 shares, respectively ]	94,523,377	90,070,484
Capital shares issued in reinvestment of dividends and distributions [ 361,338 and 97,900 shares, respectively ]	3,902,233	943,820
Capital shares repurchased [ (187,041) and (67,863) shares, respectively ]	(1,933,476)	(675,791)

Total Class IB transactions	96,492,134	90,338,513

Class K (b)
Capital shares issued in reinvestment of dividends and distributions [ 0 and 14,763 shares, respectively ]	—	142,421
Capital shares repurchased [ (1,008,251) and 0 shares, respectively ]	(10,602,740)	—

Total Class K transactions	(10,602,740)	142,421

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	85,889,394	90,480,934

TOTAL INCREASE (DECREASE) IN NET ASSETS	106,854,490	81,848,612
NET ASSETS:
Beginning of year	92,126,973	10,278,361

End of year	$198,981,463	$92,126,973

(b) After the close of business on September 10, 2019, operations for Class K ceased and shares of seed capital were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				November 13, 2017* to December 31, 2017
Class IB	2019		2018
Net asset value, beginning of period	$9.30		$10.24		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12		0.18		0.03
Net realized and unrealized gain (loss)	1.73		(1.00)		0.24

Total from investment operations	1.85		(0.82)		0.27

Less distributions:
Dividends from net investment income	(0.08)		(0.11)		(0.03)
Distributions from net realized gains	(0.15)		(0.01)		—

Total dividends and distributions	(0.23)		(0.12)		(0.03)

Net asset value, end of period	$10.92		$9.30		$10.24

Total return (b)	19.86%		(8.07)%		2.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$198,981		$82,748		$103
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.09	%(j)	1.05	%(k)	1.13	%**(m)
Before waivers and reimbursements (a)(f)	1.19%		1.46%		3.04%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.20%		1.75%		2.07	%(l)
Before waivers and reimbursements (a)(f)(x)	1.09%		1.34%		0.16	%(l)
Portfolio turnover rate^	56%		3%		0	%(z)

Class K	January 1, 2019 to September 10, 2019‡		Year Ended December 31, 2018		November 13, 2017* to December 31, 2017
Net asset value, beginning of period	$9.30		$10.24		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.09		0.14		0.03
Net realized and unrealized gain (loss)	1.13		(0.94)		0.25

Total from investment operations	1.22		(0.80)		0.28

Less distributions:
Dividends from net investment income	—		(0.13)		(0.04)
Distributions from net realized gains	—		(0.01)		—

Total dividends and distributions	—		(0.14)		(0.04)

Net asset value, end of period	$10.52		$9.30		$10.24

Total return (b)	13.12%		(7.83)%		2.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$9,379		$10,176
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.83	%(j)	0.81	%(k)	0.88	%**(m)
Before waivers and reimbursements (a)(f)	0.94%		1.38%		2.79%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.29	%(l)	1.37%		2.33	%(l)
Before waivers and reimbursements (a)(f)(x)	1.19	%(l)	0.80%		0.42	%(l)
Portfolio turnover rate^	56%		3%		0	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes Tax Expense of 0.01%.
‡	After the close of business on September 10, 2019 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.94% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.21% for Class IB and 0.96% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/AB DYNAMIC GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	17.80%	5.05%
EQ/AB Dynamic Growth Index	20.95	7.23
S&P 500® Index	31.49	12.11
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	1.88

* Date of inception 4/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 17.80% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/AB Dynamic Growth Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 20.95%, 31.49% and 5.20%, respectively.

Asset Class Overview

U.S. and international stocks recorded strong double-digit returns while emerging markets also rallied during the 12-month period ended December 31, 2019. After declining sharply at the end of 2018, equity markets rebounded dramatically in January, as strong corporate earnings and optimism about a trade truce between the US and China calmed investors. Trade-war tensions resurfaced, however, and emerging geopolitical pressures drove market volatility.

Tariff wars, restrictive monetary policy and a decline in industrial production stoked recessionary fears throughout the global economy. In response, the world’s central banks implemented accommodative monetary policies to help support capital markets. Late in the third quarter, equity market performance was accompanied by a sharp style rotation in the U.S. Quality-growth and lower-volatility stocks, which had been strong performers, lagged and value stocks outperformed. However, for the most part, growth stocks continued to outperform value over the entire period.

From a market-capitalization perspective, large-cap stocks outperformed their small-cap peers. In December, equity markets rallied on news that the U.S. and China had agreed to a preliminary phase-one trade deal due to be signed in January 2020.

Global fixed-income markets also performed strongly over the 12-month period. Long-dated developed-market treasuries were strong performers, given their interest-rate sensitivity, even when yield curves began to trend higher in September. Investment-grade, high-yield and emerging-market sovereign debt all posted solid returns as credit spreads tightened.

In addition to lowering rates, the Federal Reserve increased its balance sheet later in the period to manage liquidity in the repurchase agreement market, effectively capping short-term rates. The European Central Bank reduced rates to a record low in September and announced the resumption of quantitative easing. The Bank of Japan issued guidance for the continuation of low rates and implemented a significant fiscal stimulus program in December.

Portfolio Highlights

What helped performance during the year:

•	A relative Portfolio overweight to international large cap equities contributed during the year.

What hurt performance during the year:

•

Throughout most of 2019, the Portfolio maintained a modest underweight to risk assets. In a robust year for equity returns, the overall equity positioning modestly detracted from performance, specifically, in the month of January, as equity markets strongly advanced, following a meaningful sell-off at the end of 2018.

•	A relative underweight to U.S. large cap equities also detracted.

EQ/AB DYNAMIC GROWTH PORTFOLIO (Unaudited)

How did derivatives contribute/detract from performance during the year?

•

The Portfolio utilizes a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate and currency risk and to provide efficient exposure. In 2019, within equities, the U.S. large-cap futures positions detracted from performance, as U.S. equities strongly outperformed the rest of the globe and the Portfolio held an underweight position to U.S. large-cap equities. European equities also performed strongly in 2019 and the Portfolio held an overweight position. UK equity futures very modestly contributed to performance, while Japan equity futures detracted. The Portfolio dynamically allocated to UK and Japan equities over the year. Fixed income futures contributed to performance while currency forwards overall detracted from performance.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

At period end, the Portfolio maintained a moderately positive posture near term but we expect future asset returns and global growth to be modest, as longer-term secular growth concerns and single digit earnings growth expectations persist. These risks, along with the rising geopolitical tensions and a tide of populist policies globally, present possible downside risks. We are closely monitoring economic indicators and risk exposures but we do not expect a sharp global contraction in the year ahead.

Portfolio Characteristics As of December 31, 2019
Weighted Average Life (Years)	5.70
Weighted Average Coupon (%)	0.97
Weighted Average Effective Duration (Years)*	5.34
Weighted Average Rating**	AAA

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2019	% of Net Assets
U.S. Treasury Obligations	16.5%
Information Technology	11.6
Investment Company	9.9
Financials	9.1
Exchange Traded Funds	8.5
Health Care	8.4
Industrials	6.7
Consumer Discretionary	6.4
Communication Services	5.5
Consumer Staples	5.2
Repurchase Agreements	3.1
Energy	2.8
Materials	2.4
Utilities	2.1
Real Estate	1.9
U.S. Government Agency Securities	0.6
Cash and Other	(0.7)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

EQ/AB DYNAMIC GROWTH PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,056.70	$6.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.32	5.94

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.17%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (5.5%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	91,168	$3,562,845
BT Group plc	76,491	194,980
Cellnex Telecom SA (m)	2,379	102,391
CenturyLink, Inc.	11,900	157,199
Deutsche Telekom AG (Registered)	30,387	496,620
Elisa OYJ	1,328	73,364
HKT Trust & HKT Ltd.	32,415	45,675
Iliad SA (x)	256	33,181
Koninklijke KPN NV	32,245	95,161
Nippon Telegraph & Telephone Corp.	11,818	299,869
Orange SA	18,331	269,772
PCCW Ltd.	31,094	18,395
Proximus SADP	1,481	42,395
Singapore Telecommunications Ltd.	72,285	179,483
Spark New Zealand Ltd.	15,677	45,698
Swisscom AG (Registered)	244	129,236
Telecom Italia SpA (Aquis Stock Exchange)	51,497	31,528
Telecom Italia SpA (Turquoise Stock Exchange)*	82,337	51,388
Telefonica Deutschland Holding AG	6,587	19,092
Telefonica SA	42,180	294,620
Telenor ASA	6,659	119,424
Telia Co. AB	24,249	104,205
Telstra Corp. Ltd.	37,906	94,166
TPG Telecom Ltd.	2,569	12,097
United Internet AG (Registered)	1,130	37,113
Verizon Communications, Inc.	51,750	3,177,450

		9,687,347

Entertainment (0.9%)
Activision Blizzard, Inc.	9,561	568,115
Electronic Arts, Inc.*	3,750	403,163
Konami Holdings Corp.	905	37,356
Live Nation Entertainment, Inc.*	1,822	130,218
Netflix, Inc.*	5,480	1,773,164
Nexon Co. Ltd.*	4,441	59,265
Nintendo Co. Ltd.	1,020	412,769
Square Enix Holdings Co. Ltd.	837	41,829
Take-Two Interactive Software, Inc.*	1,431	175,197
Toho Co. Ltd.	1,107	46,305
Ubisoft Entertainment SA*	795	54,914
Vivendi SA	7,777	225,240
Walt Disney Co. (The)	23,135	3,346,015

		7,273,550

Interactive Media & Services (2.2%)
Alphabet, Inc., Class A*	3,790	5,076,288
Alphabet, Inc., Class C*	3,870	5,174,267
Auto Trader Group plc (m)	8,214	64,694
Facebook, Inc., Class A*	30,090	6,175,972
Kakaku.com, Inc.	1,312	33,725
LINE Corp. (x)*	624	30,725
REA Group Ltd. (x)	540	39,259
Twitter, Inc.*	9,031	289,444
Z Holdings Corp.	23,094	97,983

		16,982,357

Media (0.8%)
Altice Europe NV, Class A*	6,144	39,614
Charter Communications, Inc., Class A*	2,236	1,084,639
Comcast Corp., Class A	56,850	2,556,544
CyberAgent, Inc.	1,001	35,146
Dentsu Group, Inc.	1,954	67,888
Discovery, Inc., Class A (x)*	1,950	63,843
Discovery, Inc., Class C*	4,490	136,900
DISH Network Corp., Class A*	2,977	105,594
Eutelsat Communications SA	1,519	24,689
Fox Corp., Class A	4,400	163,108
Fox Corp., Class B	2,033	74,001
Hakuhodo DY Holdings, Inc.	2,066	33,617
Informa plc	11,432	129,774
Interpublic Group of Cos., Inc. (The)	4,770	110,187
ITV plc	30,951	61,907
JCDecaux SA (x)	864	26,632
News Corp., Class A	4,800	67,872
News Corp., Class B	1,550	22,490
Omnicom Group, Inc.	2,800	226,856
Pearson plc	6,895	58,178
Publicis Groupe SA	2,044	92,536
Schibsted ASA, Class B	920	26,387
SES SA (FDR)	3,340	46,831
Singapore Press Holdings Ltd.	11,960	19,386
Telenet Group Holding NV	462	20,760
ViacomCBS, Inc.	6,823	286,361
WPP plc	11,502	162,487

		5,744,227

Wireless Telecommunication Services (0.3%)
KDDI Corp.	16,177	484,320
Millicom International Cellular SA (SDR)	645	30,892
NTT DOCOMO, Inc.	12,270	343,070
Softbank Corp.	15,363	206,362
SoftBank Group Corp.	14,273	624,752
Tele2 AB, Class B	4,423	64,152
T-Mobile US, Inc.*	4,041	316,895
Vodafone Group plc	243,759	473,863

		2,544,306

Total Communication Services		42,231,787

Consumer Discretionary (6.4%)
Auto Components (0.2%)
Aisin Seiki Co. Ltd.	1,526	57,161
Aptiv plc	3,300	313,401
BorgWarner, Inc.	2,600	112,788
Bridgestone Corp. (x)	5,281	197,816
Cie Generale des Etablissements Michelin SCA	1,592	194,825
Continental AG	1,030	133,166
Denso Corp.	4,025	183,960
Faurecia SE	709	38,197
Koito Manufacturing Co. Ltd.	962	45,154

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
NGK Spark Plug Co. Ltd.	1,383	$27,162
Nokian Renkaat OYJ	1,130	32,487
Pirelli & C SpA (m)	3,486	20,099
Stanley Electric Co. Ltd.	1,203	35,208
Sumitomo Electric Industries Ltd.	6,789	103,220
Sumitomo Rubber Industries Ltd. (x)	1,478	18,187
Toyoda Gosei Co. Ltd.	700	17,684
Toyota Industries Corp.	1,374	80,046
Valeo SA	2,294	80,824
Yokohama Rubber Co. Ltd. (The)	1,089	21,358

		1,712,743

Automobiles (0.7%)
Bayerische Motoren Werke AG	3,016	247,436
Bayerische Motoren Werke AG (Preference)(q)	529	32,666
Daimler AG (Registered)	8,297	459,474
Ferrari NV	1,123	186,305
Fiat Chrysler Automobiles NV	9,730	144,001
Ford Motor Co.	48,950	455,235
General Motors Co.	16,400	600,240
Harley-Davidson, Inc.	2,000	74,380
Honda Motor Co. Ltd.	14,944	426,225
Isuzu Motors Ltd.	5,064	60,542
Mazda Motor Corp.	4,757	41,066
Mitsubishi Motors Corp.	5,730	24,153
Nissan Motor Co. Ltd.	20,342	119,088
Peugeot SA	5,453	130,284
Porsche Automobil Holding SE (Preference)(q)	1,445	108,014
Renault SA	1,767	83,603
Subaru Corp.	5,626	140,501
Suzuki Motor Corp.	3,438	144,506
Toyota Motor Corp.	20,800	1,476,703
Volkswagen AG	305	59,272
Volkswagen AG (Preference)(q)	1,706	337,256
Yamaha Motor Co. Ltd.	2,568	52,067

		5,403,017

Distributors (0.0%)
Genuine Parts Co.	1,850	196,525
Jardine Cycle & Carriage Ltd.	925	20,702
LKQ Corp.*	3,950	141,015

		358,242

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	666	17,616
H&R Block, Inc.	2,550	59,874

		77,490

Hotels, Restaurants & Leisure (1.1%)
Accor SA	1,695	79,378
Aristocrat Leisure Ltd.	5,254	124,141
Carnival Corp.	5,000	254,150
Carnival plc	1,481	71,486
Chipotle Mexican Grill, Inc.*	340	284,617
Compass Group plc	14,509	363,232
Crown Resorts Ltd.	3,266	27,526
Darden Restaurants, Inc.	1,550	168,965
Flight Centre Travel Group Ltd.	522	16,140
Flutter Entertainment plc (x)	729	88,600
Galaxy Entertainment Group Ltd.	19,394	142,861
Genting Singapore Ltd.	51,727	35,383
GVC Holdings plc	5,315	62,250
Hilton Worldwide Holdings, Inc.	3,716	412,142
InterContinental Hotels Group plc	1,616	111,480
Las Vegas Sands Corp.	4,349	300,255
Marriott International, Inc., Class A	3,520	533,034
McDonald’s Corp.	9,650	1,906,937
McDonald’s Holdings Co. Japan Ltd. (x)	601	28,984
Melco Resorts & Entertainment Ltd. (ADR)	1,868	45,150
MGM Resorts International	6,231	207,305
Norwegian Cruise Line Holdings Ltd.*	2,725	159,167
Oriental Land Co. Ltd.	1,837	251,572
Royal Caribbean Cruises Ltd.	2,150	287,047
Sands China Ltd.	21,793	116,484
SJM Holdings Ltd.	16,347	18,608
Sodexo SA	826	97,887
Starbucks Corp.	15,532	1,365,573
Tabcorp Holdings Ltd.	18,193	57,834
TUI AG	3,980	50,283
Whitbread plc	1,218	78,184
Wynn Macau Ltd.	13,352	32,899
Wynn Resorts Ltd.	1,200	166,644
Yum! Brands, Inc.	3,900	392,847

		8,339,045

Household Durables (0.4%)
Barratt Developments plc	9,271	91,685
Berkeley Group Holdings plc	1,088	70,026
Casio Computer Co. Ltd.	1,751	35,309
DR Horton, Inc.	4,250	224,188
Electrolux AB	2,036	49,974
Garmin Ltd.	1,500	146,340
Husqvarna AB, Class B	3,561	28,522
Iida Group Holdings Co. Ltd.	1,340	23,666
Leggett & Platt, Inc.	1,600	81,328
Lennar Corp., Class A	3,650	203,634
Mohawk Industries, Inc.*	800	109,104
Newell Brands, Inc.	5,350	102,827
Nikon Corp.	2,912	36,020
NVR, Inc.*	44	167,570
Panasonic Corp.	19,732	186,960
Persimmon plc	2,969	105,987
PulteGroup, Inc.	3,200	124,160
Rinnai Corp.	300	23,607
SEB SA	221	32,821
Sekisui Chemical Co. Ltd.	3,421	59,947
Sekisui House Ltd.	5,726	122,973
Sharp Corp. (x)	1,887	29,263
Sony Corp.	11,581	788,836
Taylor Wimpey plc	27,954	71,612
Whirlpool Corp.	800	118,024

		3,034,383

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Internet & Direct Marketing Retail (1.6%)
Amazon.com, Inc.*	5,217	$9,640,181
Booking Holdings, Inc.*	612	1,256,883
Delivery Hero SE (m)*	1,117	88,407
eBay, Inc.	11,340	409,488
Expedia Group, Inc.	1,500	162,210
Mercari, Inc.*	671	13,802
Ocado Group plc*	4,103	69,512
Prosus NV*	4,501	335,895
Rakuten, Inc.	7,769	66,854
Zalando SE (m)*	1,287	65,223
ZOZO, Inc.	993	19,073

		12,127,528

Leisure Products (0.1%)
Bandai Namco Holdings, Inc.	1,826	111,437
Hasbro, Inc.	1,450	153,135
Sankyo Co. Ltd.	470	15,680
Sega Sammy Holdings, Inc.	1,589	23,150
Shimano, Inc.	701	114,645
Yamaha Corp.	1,312	73,416

		491,463

Multiline Retail (0.3%)
Dollar General Corp.	3,280	511,614
Dollar Tree, Inc.*	2,960	278,388
Harvey Norman Holdings Ltd. (x)	3,969	11,336
Isetan Mitsukoshi Holdings Ltd.	2,911	26,363
J Front Retailing Co. Ltd.	2,081	29,303
Kohl’s Corp.	2,070	105,466
Macy’s, Inc.	3,840	65,280
Marks & Spencer Group plc	17,757	50,217
Marui Group Co. Ltd.	1,716	42,136
Next plc	1,249	116,108
Nordstrom, Inc.	1,380	56,483
Pan Pacific International Holdings Corp.	4,000	66,670
Ryohin Keikaku Co. Ltd.	2,200	51,753
Target Corp.	6,500	833,365
Wesfarmers Ltd.	10,411	302,465

		2,546,947

Specialty Retail (1.2%)
ABC-Mart, Inc.	319	21,843
Advance Auto Parts, Inc.	940	150,550
AutoZone, Inc.*	313	372,880
Best Buy Co., Inc.	2,920	256,376
CarMax, Inc.*	2,160	189,367
Dufry AG (Registered)*	389	38,594
Fast Retailing Co. Ltd.	537	321,246
Gap, Inc. (The)	2,650	46,852
Hennes & Mauritz AB, Class B	7,252	147,481
Hikari Tsushin, Inc.	191	48,218
Home Depot, Inc. (The)	14,160	3,092,261
Industria de Diseno Textil SA	10,027	353,727
JD Sports Fashion plc	3,988	44,236
Kingfisher plc	18,512	53,211
L Brands, Inc.	2,830	51,280
Lowe’s Cos., Inc.	10,030	1,201,193
Nitori Holdings Co. Ltd. (x)	756	119,848
O’Reilly Automotive, Inc.*	1,020	447,025
Ross Stores, Inc.	4,680	544,846
Shimamura Co. Ltd.	202	15,468
Tiffany & Co.	1,350	180,427
TJX Cos., Inc. (The)	15,480	945,209
Tractor Supply Co.	1,530	142,963
Ulta Beauty, Inc.*	700	177,198
USS Co. Ltd.	2,143	40,748
Yamada Denki Co. Ltd.	5,416	28,811

		9,031,858

Textiles, Apparel & Luxury Goods (0.8%)
adidas AG	1,646	535,063
Burberry Group plc	3,866	112,916
Capri Holdings Ltd.*	1,850	70,578
Cie Financiere Richemont SA (Registered)	4,778	375,506
EssilorLuxottica SA	2,584	393,613
Hanesbrands, Inc.	4,500	66,825
Hermes International	289	215,963
Kering SA	693	454,898
LVMH Moet Hennessy Louis Vuitton SE (x)	2,532	1,176,388
Moncler SpA	1,690	75,960
NIKE, Inc., Class B	15,950	1,615,894
Pandora A/S	981	42,675
Puma SE	756	57,961
PVH Corp.	950	99,892
Ralph Lauren Corp.	700	82,054
Swatch Group AG (The)	275	76,720
Swatch Group AG (The) (Registered)	533	28,170
Tapestry, Inc.	3,600	97,092
Under Armour, Inc., Class A*	2,350	50,760
Under Armour, Inc., Class C*	2,407	46,166
VF Corp.	4,050	403,623
Yue Yuen Industrial Holdings Ltd.	4,951	14,614

		6,093,331

Total Consumer Discretionary		49,216,047

Consumer Staples (5.2%)
Beverages (1.2%)
Anheuser-Busch InBev SA/NV (x)	6,942	566,181
Asahi Group Holdings Ltd.	3,386	155,285
Brown-Forman Corp., Class B	2,050	138,580
Budweiser Brewing Co. APAC Ltd. (m)*	11,200	37,801
Carlsberg A/S, Class B	997	148,730
Coca-Cola Amatil Ltd.	4,066	31,558
Coca-Cola Bottlers Japan, Inc. (x)	1,178	30,259
Coca-Cola Co. (The)	48,000	2,656,800
Coca-Cola European Partners plc	2,141	108,934
Coca-Cola HBC AG*	1,899	64,520
Constellation Brands, Inc., Class A	2,100	398,475
Davide Campari-Milano SpA	5,062	46,219
Diageo plc	21,541	913,205
Heineken Holding NV	1,087	105,347
Heineken NV	2,370	252,338

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Kirin Holdings Co. Ltd.	7,600	$167,171
Molson Coors Brewing Co., Class B	2,300	123,970
Monster Beverage Corp.*	4,970	315,844
PepsiCo, Inc.	17,700	2,419,059
Pernod Ricard SA	1,945	347,764
Remy Cointreau SA	239	29,356
Suntory Beverage & Food Ltd.	1,301	54,420
Treasury Wine Estates Ltd. (x)	6,679	76,117

		9,187,933

Food & Staples Retailing (0.9%)
Aeon Co. Ltd.	5,903	122,537
Carrefour SA	5,505	92,316
Casino Guichard Perrachon SA	510	23,855
Coles Group Ltd.	10,032	104,473
Colruyt SA	533	27,789
Costco Wholesale Corp.	5,500	1,616,560
Dairy Farm International Holdings Ltd.	2,900	16,559
FamilyMart Co. Ltd.	2,376	57,402
ICA Gruppen AB	857	40,003
J Sainsbury plc	15,273	46,510
Jeronimo Martins SGPS SA	2,461	40,483
Koninklijke Ahold Delhaize NV	10,876	271,990
Kroger Co. (The)	9,970	289,030
Lawson, Inc.	535	30,479
METRO AG	1,588	25,561
Seven & i Holdings Co. Ltd.	6,958	256,342
Sundrug Co. Ltd.	652	23,733
Sysco Corp.	5,950	508,963
Tesco plc	88,399	298,822
Tsuruha Holdings, Inc.	350	45,161
Walgreens Boots Alliance, Inc.	10,050	592,548
Walmart, Inc.	17,820	2,117,729
Welcia Holdings Co. Ltd.	495	31,662
Wm Morrison Supermarkets plc	21,376	56,573
Woolworths Group Ltd.	11,462	290,851

		7,027,931

Food Products (1.1%)
a2 Milk Co. Ltd. (x)*	6,376	64,471
Ajinomoto Co., Inc.	3,988	66,616
Archer-Daniels-Midland Co.	7,000	324,450
Associated British Foods plc	3,342	115,009
Barry Callebaut AG (Registered)	28	61,856
Calbee, Inc.	736	24,081
Campbell Soup Co.	2,400	118,608
Chocoladefabriken Lindt & Spruengli AG	10	77,650
Chocoladefabriken Lindt & Spruengli AG (Registered)	1	88,345
Conagra Brands, Inc.	6,050	207,152
Danone SA	5,628	466,525
General Mills, Inc.	7,450	399,022
Hershey Co. (The)	1,750	257,215
Hormel Foods Corp.	3,400	153,374
JM Smucker Co. (The)	1,400	145,782
Kellogg Co.	3,150	217,854
Kerry Group plc (London Stock Exchange), Class A	1,404	173,235
Kerry Group plc (Turquoise Stock Exchange), Class A	43	5,359
Kikkoman Corp.	1,390	68,697
Kraft Heinz Co. (The)	7,750	249,007
Lamb Weston Holdings, Inc.	1,814	156,058
McCormick & Co., Inc. (Non-Voting)	1,500	254,595
Meiji Holdings Co. Ltd.	1,108	75,257
Mondelez International, Inc., Class A	18,200	1,002,456
Mowi ASA	3,987	103,634
Nestle SA (Registered)	27,101	2,934,121
NH Foods Ltd.	788	32,708
Nisshin Seifun Group, Inc.	1,920	33,680
Nissin Foods Holdings Co. Ltd.	574	42,896
Orkla ASA	6,964	70,566
Toyo Suisan Kaisha Ltd.	904	38,521
Tyson Foods, Inc., Class A	3,650	332,296
Vitasoy International Holdings Ltd. (x)	6,700	24,290
WH Group Ltd. (m)	86,015	88,860
Wilmar International Ltd.	16,661	51,038
Yakult Honsha Co. Ltd.	1,095	60,769
Yamazaki Baking Co. Ltd.	1,222	21,920

		8,607,973

Household Products (0.9%)
Church & Dwight Co., Inc.	3,050	214,537
Clorox Co. (The)	1,600	245,664
Colgate-Palmolive Co.	10,850	746,914
Essity AB, Class B	5,542	178,573
Henkel AG & Co. KGaA	992	93,469
Henkel AG & Co. KGaA (Preference)(q)	1,659	171,575
Kimberly-Clark Corp.	4,350	598,343
Lion Corp.	2,170	42,439
Pigeon Corp. (x)	1,037	38,319
Procter & Gamble Co. (The)	31,197	3,896,505
Reckitt Benckiser Group plc	6,460	524,453
Unicharm Corp.	3,770	128,379

		6,879,170

Personal Products (0.5%)
Beiersdorf AG	950	113,648
Coty, Inc., Class A	5,601	63,011
Estee Lauder Cos., Inc. (The), Class A	2,750	567,985
Kao Corp.	4,443	369,040
Kobayashi Pharmaceutical Co. Ltd.	496	42,317
Kose Corp.	315	46,385
L’Oreal SA	2,302	681,689
Pola Orbis Holdings, Inc. (x)	967	23,264
Shiseido Co. Ltd.	3,681	263,638
Unilever NV	13,364	767,958
Unilever plc	10,102	582,145

		3,521,080

Tobacco (0.6%)
Altria Group, Inc.	23,500	1,172,885
British American Tobacco plc	20,888	894,099
Imperial Brands plc	8,654	214,245

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Japan Tobacco, Inc.(x)	11,051	$247,403
Philip Morris International, Inc.	19,450	1,655,000
Swedish Match AB	1,548	79,794

		4,263,426

Total Consumer Staples		39,487,513

Energy (2.8%)
Energy Equipment & Services (0.2%)
Baker Hughes Co.	6,400	164,032
Halliburton Co.	10,950	267,947
Helmerich & Payne, Inc.	1,350	61,330
National Oilwell Varco, Inc.	4,800	120,240
Schlumberger Ltd.	17,350	697,470
TechnipFMC plc	5,308	113,804
Tenaris SA	4,343	48,959
Worley Ltd. (x)	2,844	30,555

		1,504,337

Oil, Gas & Consumable Fuels (2.6%)
Aker BP ASA	942	30,902
Apache Corp.	4,750	121,552
BP plc	185,509	1,158,840
Cabot Oil & Gas Corp.	5,400	94,014
Caltex Australia Ltd.	2,405	57,298
Chevron Corp.	23,950	2,886,214
Cimarex Energy Co.	1,200	62,988
Concho Resources, Inc.	2,500	218,925
ConocoPhillips	14,400	936,432
Devon Energy Corp.	5,850	151,924
Diamondback Energy, Inc.	1,916	177,920
Eni SpA	23,287	361,672
EOG Resources, Inc.	7,250	607,260
Equinor ASA	9,041	180,731
Exxon Mobil Corp.	53,058	3,702,387
Galp Energia SGPS SA	4,556	76,146
Hess Corp.	3,100	207,111
HollyFrontier Corp.	1,984	100,609
Idemitsu Kosan Co. Ltd.	1,771	49,387
Inpex Corp.	8,972	93,845
JXTG Holdings, Inc.	28,377	130,035
Kinder Morgan, Inc.	23,750	502,787
Koninklijke Vopak NV	715	38,761
Lundin Petroleum AB	1,756	59,675
Marathon Oil Corp.	10,400	141,232
Marathon Petroleum Corp.	8,646	520,922
Neste OYJ	3,966	137,998
Noble Energy, Inc.	6,000	149,040
Occidental Petroleum Corp.	11,298	465,591
Oil Search Ltd.	11,716	59,607
OMV AG	1,345	75,555
ONEOK, Inc.	5,112	386,825
Origin Energy Ltd.	16,038	95,102
Phillips 66	5,300	590,473
Pioneer Natural Resources Co.	2,150	325,446
Repsol SA	13,242	206,910
Royal Dutch Shell plc, Class A	38,962	1,153,462
Royal Dutch Shell plc, Class B	34,019	1,009,154
Santos Ltd.	15,981	91,736
TOTAL SA	21,856	1,206,181
Valero Energy Corp.	5,300	496,345
Washington H Soul Pattinson & Co. Ltd.	929	14,016
Williams Cos., Inc. (The)	15,138	359,073
Woodside Petroleum Ltd.	8,667	209,101

		19,701,184

Total Energy		21,205,521

Financials (9.1%)
Banks (4.3%)
ABN AMRO Bank NV (CVA)(m)	3,803	69,192
AIB Group plc	6,364	22,172
Aozora Bank Ltd.	1,069	28,443
Australia & New Zealand Banking Group Ltd. (x)	25,789	445,740
Banco Bilbao Vizcaya Argentaria SA	60,187	336,411
Banco de Sabadell SA	49,787	58,080
Banco Santander SA	151,329	633,152
Bank Hapoalim BM	10,232	84,889
Bank Leumi Le-Israel BM	13,266	96,576
Bank of America Corp.	104,665	3,686,301
Bank of East Asia Ltd. (The)	11,080	24,741
Bank of Ireland Group plc	8,430	45,937
Bank of Kyoto Ltd. (The)	468	20,244
Bankia SA	10,543	22,499
Bankinter SA	5,760	42,203
Barclays plc	157,076	373,764
Bendigo & Adelaide Bank Ltd.	4,471	30,685
BNP Paribas SA	10,243	606,994
BOC Hong Kong Holdings Ltd.	33,361	115,809
CaixaBank SA	32,394	101,669
Chiba Bank Ltd. (The)	4,259	24,812
Citigroup, Inc.	30,600	2,444,634
Citizens Financial Group, Inc.	5,850	237,568
Comerica, Inc.	2,000	143,500
Commerzbank AG	8,627	53,387
Commonwealth Bank of Australia (x)	16,121	903,902
Concordia Financial Group Ltd.	8,494	35,335
Credit Agricole SA	10,537	152,765
Danske Bank A/S	6,013	97,301
DBS Group Holdings Ltd.	16,331	314,247
DNB ASA	8,624	161,099
Erste Group Bank AG*	2,831	106,571
Fifth Third Bancorp	8,200	252,068
FinecoBank Banca Fineco SpA	5,545	66,490
First Republic Bank	2,045	240,185
Fukuoka Financial Group, Inc.	1,705	33,031
Hang Seng Bank Ltd. (x)	7,036	145,374
HSBC Holdings plc	183,853	1,441,464
Huntington Bancshares, Inc.	13,300	200,564
ING Groep NV	35,560	426,319
Intesa Sanpaolo SpA	134,341	353,896
Israel Discount Bank Ltd., Class A	10,506	48,707
Japan Post Bank Co. Ltd.	3,569	34,489
JPMorgan Chase & Co.	41,650	5,806,010
KBC Group NV	2,282	171,655
KeyCorp	12,950	262,108
Lloyds Banking Group plc	637,514	527,782

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
M&T Bank Corp.	1,750	$297,063
Mebuki Financial Group, Inc.	7,194	18,539
Mediobanca Banca di Credito Finanziario SpA	5,728	63,056
Mitsubishi UFJ Financial Group, Inc.	112,016	611,549
Mizrahi Tefahot Bank Ltd.	1,409	37,537
Mizuho Financial Group, Inc.	217,743	337,271
National Australia Bank Ltd.	26,254	453,777
Nordea Bank Abp (Aquis Stock Exchange)	403	3,273
Nordea Bank Abp (Turquoise Stock Exchange)	27,040	218,367
Oversea-Chinese Banking Corp. Ltd.	29,520	240,998
People’s United Financial, Inc.	4,700	79,430
PNC Financial Services Group, Inc. (The)	5,800	925,854
Raiffeisen Bank International AG	1,299	32,624
Regions Financial Corp.	12,950	222,222
Resona Holdings, Inc.	17,984	79,282
Royal Bank of Scotland Group plc	42,358	134,826
Seven Bank Ltd.	5,281	17,400
Shinsei Bank Ltd.	1,769	27,270
Shizuoka Bank Ltd. (The)	3,936	29,632
Skandinaviska Enskilda Banken AB, Class A	14,739	138,604
Societe Generale SA	7,383	256,851
Standard Chartered plc	24,825	234,260
Sumitomo Mitsui Financial Group, Inc.	12,138	451,091
Sumitomo Mitsui Trust Holdings, Inc.	3,093	123,458
SVB Financial Group*	700	175,728
Svenska Handelsbanken AB, Class A	13,988	150,687
Swedbank AB, Class A	8,321	123,886
Truist Financial Corp.	16,902	951,921
UniCredit SpA	18,308	267,380
United Overseas Bank Ltd.	11,658	228,921
US Bancorp	19,000	1,126,510
Wells Fargo & Co.	53,050	2,854,090
Westpac Banking Corp.	31,780	540,368
Zions Bancorp NA	2,400	124,608

		33,109,097

Capital Markets (1.7%)
3i Group plc	8,758	127,377
Ameriprise Financial, Inc.	1,750	291,515
Amundi SA (m)	607	47,593
ASX Ltd.	1,764	97,063
Bank of New York Mellon Corp. (The)	11,350	571,245
BlackRock, Inc.	1,550	779,185
Cboe Global Markets, Inc.	1,418	170,160
Charles Schwab Corp. (The)	15,050	715,778
CME Group, Inc.	4,500	903,240
Credit Suisse Group AG (Registered)*	23,082	312,554
Daiwa Securities Group, Inc.	13,793	70,200
Deutsche Bank AG (Registered)	17,879	138,720
Deutsche Boerse AG	1,761	276,840
E*TRADE Financial Corp.	3,150	142,915
Franklin Resources, Inc.	3,700	96,126
Goldman Sachs Group, Inc. (The)	4,350	1,000,195
Hargreaves Lansdown plc	2,655	68,050
Hong Kong Exchanges & Clearing Ltd.	10,987	356,725
Intercontinental Exchange, Inc.	7,100	657,105
Invesco Ltd.	5,150	92,597
Japan Exchange Group, Inc.	4,770	84,728
Julius Baer Group Ltd.*	2,122	109,477
London Stock Exchange Group plc	2,905	298,217
Macquarie Group Ltd.	2,942	284,598
Magellan Financial Group Ltd.	1,279	51,115
MarketAxess Holdings, Inc.	482	182,731
Moody’s Corp.	2,100	498,561
Morgan Stanley	16,350	835,812
MSCI, Inc.	1,101	284,256
Nasdaq, Inc.	1,450	155,295
Natixis SA	8,041	35,700
Nomura Holdings, Inc.	30,222	156,708
Northern Trust Corp.	2,750	292,160
Partners Group Holding AG	176	161,379
Raymond James Financial, Inc.	1,590	142,241
S&P Global, Inc.	3,150	860,107
SBI Holdings, Inc.	2,237	47,661
Schroders plc	1,218	53,790
Singapore Exchange Ltd.	7,226	47,602
St James’s Place plc	4,885	75,351
Standard Life Aberdeen plc	21,235	92,288
State Street Corp.	4,750	375,725
T. Rowe Price Group, Inc.	3,000	365,520
UBS Group AG (Registered)*	35,217	444,852

		12,851,057

Consumer Finance (0.3%)
Acom Co. Ltd.	3,634	16,622
AEON Financial Service Co. Ltd.	953	15,147
American Express Co.	8,750	1,089,288
Capital One Financial Corp.	5,900	607,169
Credit Saison Co. Ltd.	1,309	22,902
Discover Financial Services	4,200	356,244
Synchrony Financial	8,250	297,083

		2,404,455

Diversified Financial Services (0.8%)
AMP Ltd.	30,530	41,028
Berkshire Hathaway, Inc., Class B*	24,383	5,522,750
Challenger Ltd.	4,544	25,797
Eurazeo SE	363	24,838
EXOR NV	996	77,177
Groupe Bruxelles Lambert SA	737	77,676
Industrivarden AB, Class C	1,557	37,552
Investor AB, Class B	4,223	230,484
Kinnevik AB, Class B	2,145	52,444
L E Lundbergforetagen AB, Class B	772	33,876

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
M&G plc*	21,720	$68,243
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,513	22,826
ORIX Corp.	11,969	199,493
Pargesa Holding SA	374	31,089
Rolls-Royce International Ltd. (Preference)(q)(r)*	708,446	938
Tokyo Century Corp.	377	20,298
Wendel SA	254	33,762

		6,500,271

Insurance (2.0%)
Admiral Group plc	1,767	54,044
Aegon NV	15,219	69,428
Aflac, Inc.	9,500	502,550
Ageas	1,626	96,082
AIA Group Ltd.	110,047	1,155,223
Allianz SE (Registered)	3,866	947,090
Allstate Corp. (The)	4,300	483,535
American International Group, Inc.	11,057	567,556
Aon plc	3,000	624,870
Arthur J Gallagher & Co.	2,300	219,029
Assicurazioni Generali SpA	10,133	209,081
Assurant, Inc.	650	85,202
Aviva plc	35,668	197,818
Baloise Holding AG (Registered)	451	81,551
Chubb Ltd.	5,750	895,045
Cincinnati Financial Corp.	1,900	199,785
CNP Assurances	1,583	31,482
Dai-ichi Life Holdings, Inc.	9,820	164,171
Direct Line Insurance Group plc	11,747	48,625
Everest Re Group Ltd.	504	139,527
Gjensidige Forsikring ASA	1,892	39,707
Globe Life, Inc.	1,250	131,562
Hannover Rueck SE	556	107,458
Hartford Financial Services Group, Inc. (The)	4,450	270,426
Insurance Australia Group Ltd.	20,860	112,131
Japan Post Holdings Co. Ltd.	14,347	135,475
Japan Post Insurance Co. Ltd.	2,049	35,113
Legal & General Group plc	54,314	217,991
Lincoln National Corp.	2,650	156,377
Loews Corp.	3,450	181,091
Mapfre SA (x)	8,698	23,025
Marsh & McLennan Cos., Inc.	6,300	701,883
Medibank Pvt Ltd.	23,529	52,176
MetLife, Inc.	12,350	629,480
MS&AD Insurance Group Holdings, Inc.	4,373	145,331
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	1,315	387,934
NN Group NV	2,858	108,421
Poste Italiane SpA (m)	4,716	53,534
Principal Financial Group, Inc.	3,250	178,750
Progressive Corp. (The)	7,300	528,447
Prudential Financial, Inc.	5,150	482,761
Prudential plc	23,706	455,000
QBE Insurance Group Ltd.	11,620	105,028
RSA Insurance Group plc	8,738	65,465
Sampo OYJ, Class A	4,036	176,153
SCOR SE	1,477	61,996
Sompo Holdings, Inc.	3,142	124,344
Sony Financial Holdings, Inc.	1,375	33,257
Suncorp Group Ltd.	11,249	102,306
Swiss Life Holding AG (Registered)	313	157,114
Swiss Re AG	2,684	301,458
T&D Holdings, Inc.	4,853	62,307
Tokio Marine Holdings, Inc.	5,847	329,279
Travelers Cos., Inc. (The)	3,300	451,935
Tryg A/S	1,210	35,872
Unum Group	2,700	78,732
Willis Towers Watson plc	1,650	333,201
WR Berkley Corp.	1,862	128,664
Zurich Insurance Group AG	1,369	561,717

		15,014,595

Total Financials		69,879,475

Health Care (8.4%)
Biotechnology (1.1%)
AbbVie, Inc.	18,852	1,669,156
Alexion Pharmaceuticals, Inc.*	2,800	302,820
Amgen, Inc.	8,016	1,932,417
BeiGene Ltd. (ADR)*	330	54,701
Biogen, Inc.*	2,550	756,661
CSL Ltd.	4,128	798,828
Galapagos NV*	395	82,633
Genmab A/S*	594	132,097
Gilead Sciences, Inc.	16,200	1,052,676
Grifols SA	2,717	95,788
Incyte Corp.*	2,182	190,532
PeptiDream, Inc.*	841	43,345
Regeneron Pharmaceuticals, Inc.*	1,000	375,480
Vertex Pharmaceuticals, Inc.*	3,200	700,640

		8,187,774

Health Care Equipment & Supplies (1.9%)
Abbott Laboratories	21,998	1,910,746
ABIOMED, Inc.*	598	102,013
Alcon, Inc.*	3,783	214,206
Align Technology, Inc.*	909	253,647
Asahi Intecc Co. Ltd.	1,906	56,134
Baxter International, Inc.	6,200	518,444
Becton Dickinson and Co.	3,355	912,459
BioMerieux	427	38,006
Boston Scientific Corp.*	17,300	782,306
Carl Zeiss Meditec AG	364	46,424
Cochlear Ltd.	525	82,795
Coloplast A/S, Class B	1,114	138,191
Cooper Cos., Inc. (The)	619	198,879
Danaher Corp.	7,700	1,181,796
Demant A/S*	973	30,642
Dentsply Sirona, Inc.	2,750	155,622
Edwards Lifesciences Corp.*	2,650	618,218
Fisher & Paykel Healthcare Corp. Ltd.	5,370	80,255
Hologic, Inc.*	3,350	174,904
Hoya Corp.	3,506	337,193
IDEXX Laboratories, Inc.*	1,071	279,670
Intuitive Surgical, Inc.*	1,450	857,168

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Koninklijke Philips NV	8,244	$402,442
Medtronic plc	16,800	1,905,960
Olympus Corp.	10,504	163,281
ResMed, Inc.	1,752	271,507
Sartorius AG (Preference)(q)	346	74,051
Siemens Healthineers AG (m)	1,411	67,772
Smith & Nephew plc	7,986	193,847
Sonova Holding AG (Registered)	516	118,097
STERIS plc	1,096	167,052
Straumann Holding AG (Registered)	97	95,256
Stryker Corp.	3,900	818,766
Sysmex Corp.	1,522	104,343
Teleflex, Inc.	598	225,111
Terumo Corp.	5,971	213,495
Varian Medical Systems, Inc.*	1,150	163,312
Zimmer Biomet Holdings, Inc.	2,550	381,684

		14,335,694

Health Care Providers & Services (1.3%)
Alfresa Holdings Corp.	1,799	36,889
AmerisourceBergen Corp.	1,950	165,789
Anthem, Inc.	3,250	981,597
Cardinal Health, Inc.	3,700	187,146
Centene Corp.*	4,000	251,480
Cigna Corp.	4,790	979,507
CVS Health Corp.	16,187	1,202,532
DaVita, Inc.*	1,550	116,296
Fresenius Medical Care AG & Co. KGaA	1,944	143,831
Fresenius SE & Co. KGaA	3,878	218,281
HCA Healthcare, Inc.	3,350	495,164
Henry Schein, Inc.*	1,450	96,744
Humana, Inc.	1,750	641,410
Laboratory Corp. of America Holdings*	1,250	211,463
McKesson Corp.	2,450	338,884
Medipal Holdings Corp.	1,723	38,264
NMC Health plc (x)	907	21,229
Quest Diagnostics, Inc.	1,700	181,543
Ramsay Health Care Ltd.	1,473	74,973
Ryman Healthcare Ltd.	3,711	40,796
Sonic Healthcare Ltd.	4,063	81,972
Suzuken Co. Ltd.	653	26,834
UnitedHealth Group, Inc.	12,050	3,542,459
Universal Health Services, Inc., Class B	1,050	150,633
WellCare Health Plans, Inc.*	622	205,391

		10,431,107

Health Care Technology (0.0%)
Cerner Corp.	4,090	300,165
M3, Inc.	4,024	122,400

		422,565

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	4,000	341,240
Eurofins Scientific SE (x)	108	59,869
Illumina, Inc.*	1,850	613,719
IQVIA Holdings, Inc.*	1,976	305,312
Lonza Group AG (Registered)*	687	250,722
Mettler-Toledo International, Inc.*	347	275,268
PerkinElmer, Inc.	1,400	135,940
QIAGEN NV*	2,142	73,186
Sartorius Stedim Biotech	281	46,555
Thermo Fisher Scientific, Inc.	5,050	1,640,593
Waters Corp.*	950	221,967

		3,964,371

Pharmaceuticals (3.6%)
Allergan plc	3,983	761,430
Astellas Pharma, Inc.	17,273	297,276
AstraZeneca plc	11,949	1,204,009
Bayer AG (Registered)	8,492	693,550
Bristol-Myers Squibb Co.	29,200	1,874,348
Chugai Pharmaceutical Co. Ltd.	2,082	193,149
Daiichi Sankyo Co. Ltd.	5,214	346,848
Eisai Co. Ltd.	2,337	176,455
Eli Lilly & Co.	10,937	1,437,450
GlaxoSmithKline plc	45,427	1,070,471
H Lundbeck A/S	671	25,624
Hisamitsu Pharmaceutical Co., Inc.	529	26,047
Ipsen SA	354	31,369
Johnson & Johnson	33,600	4,901,232
Kyowa Kirin Co. Ltd.	2,194	51,955
Merck & Co., Inc.	32,550	2,960,422
Merck KGaA	1,204	142,278
Mitsubishi Tanabe Pharma Corp.	2,202	40,694
Mylan NV*	6,450	129,645
Nippon Shinyaku Co. Ltd.	416	36,257
Novartis AG (Registered)	19,570	1,858,321
Novo Nordisk A/S, Class B	16,113	935,189
Ono Pharmaceutical Co. Ltd.	3,464	79,766
Orion OYJ, Class B	948	43,885
Otsuka Holdings Co. Ltd.	3,541	159,134
Perrigo Co. plc	1,550	80,073
Pfizer, Inc.	70,193	2,750,162
Recordati SpA	1,031	43,449
Roche Holding AG	6,398	2,075,813
Sanofi	10,262	1,031,606
Santen Pharmaceutical Co. Ltd.	3,418	65,620
Shionogi & Co. Ltd.	2,519	156,883
Sumitomo Dainippon Pharma Co. Ltd.	1,479	28,993
Taisho Pharmaceutical Holdings Co. Ltd.	330	24,631
Takeda Pharmaceutical Co. Ltd.	13,637	543,698
Teva Pharmaceutical Industries Ltd. (ADR)*	9,835	96,383
UCB SA	1,208	96,070
Vifor Pharma AG	417	76,114
Zoetis, Inc.	6,000	794,100

		27,340,399

Total Health Care		64,681,910

Industrials (6.7%)
Aerospace & Defense (1.4%)
Airbus SE	5,315	777,900
Arconic, Inc.	5,366	165,112
BAE Systems plc	28,853	215,859

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Boeing Co. (The)	6,650	$2,166,304
Dassault Aviation SA	26	34,122
Elbit Systems Ltd.	245	38,141
General Dynamics Corp.	3,500	617,225
Huntington Ingalls Industries, Inc.	527	132,214
L3Harris Technologies, Inc.	2,800	554,036
Leonardo SpA	3,458	40,534
Lockheed Martin Corp.	3,100	1,207,078
Meggitt plc	6,632	57,698
MTU Aero Engines AG	492	140,508
Northrop Grumman Corp.	2,200	756,734
Raytheon Co.	3,550	780,077
Rolls-Royce Holdings plc*	15,401	139,374
Safran SA	2,990	461,662
Singapore Technologies Engineering Ltd.	13,370	39,167
Textron, Inc.	3,000	133,800
Thales SA	991	102,846
TransDigm Group, Inc.	600	336,000
United Technologies Corp.	10,150	1,520,064

		10,416,455

Air Freight & Logistics (0.3%)
Bollore SA	7,479	32,634
CH Robinson Worldwide, Inc.	1,700	132,940
Deutsche Post AG (Registered)	9,063	345,745
DSV Panalpina A/S	2,000	230,507
Expeditors International of Washington, Inc.	2,150	167,743
FedEx Corp.	3,050	461,190
SG Holdings Co. Ltd.	1,301	29,455
United Parcel Service, Inc., Class B	8,700	1,018,422
Yamato Holdings Co. Ltd.	2,931	50,363

		2,468,999

Airlines (0.2%)
Alaska Air Group, Inc.	1,500	101,625
American Airlines Group, Inc.	5,100	146,268
ANA Holdings, Inc.	1,133	37,977
Delta Air Lines, Inc.	7,800	456,144
Deutsche Lufthansa AG (Registered)	2,220	40,864
easyJet plc	1,381	26,058
Japan Airlines Co. Ltd.	1,155	36,110
Qantas Airways Ltd.	6,652	33,190
Singapore Airlines Ltd.	4,666	31,362
Southwest Airlines Co.	6,300	340,074
United Airlines Holdings, Inc.*	2,850	251,056

		1,500,728

Building Products (0.3%)
AGC, Inc.	1,708	61,778
Allegion plc	1,200	149,448
AO Smith Corp.	1,792	85,371
Assa Abloy AB, Class B	9,259	216,490
Cie de Saint-Gobain	4,505	184,444
Daikin Industries Ltd.	2,289	325,480
Fortune Brands Home & Security, Inc.	1,739	113,626
Geberit AG (Registered)	341	191,394
Johnson Controls International plc	11,570	471,015
Kingspan Group plc	1,457	88,988
LIXIL Group Corp.	2,551	44,350
Masco Corp.	3,800	182,362
TOTO Ltd.	1,306	55,771

		2,170,517

Commercial Services & Supplies (0.3%)
Brambles Ltd.	14,386	118,318
Cintas Corp.	1,100	295,988
Copart, Inc.*	2,531	230,169
Dai Nippon Printing Co. Ltd.	2,217	60,396
Edenred	2,201	113,815
G4S plc	13,256	38,278
ISS A/S	1,407	33,761
Park24 Co. Ltd.	1,204	29,575
Rentokil Initial plc	16,692	100,159
Republic Services, Inc.	2,730	244,690
Rollins, Inc.	1,819	60,318
Secom Co. Ltd.	1,920	172,766
Securitas AB, Class B	2,972	51,229
Sohgo Security Services Co. Ltd.	639	34,815
Toppan Printing Co. Ltd.	2,548	53,021
Waste Management, Inc.	4,930	561,823

		2,199,121

Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios SA (x)	2,394	95,733
Bouygues SA	2,097	89,101
CIMIC Group Ltd.	854	19,861
Eiffage SA	733	83,865
Ferrovial SA	4,674	141,399
HOCHTIEF AG	246	31,374
Jacobs Engineering Group, Inc.	1,470	132,050
JGC Holdings Corp.	2,156	34,824
Kajima Corp.	4,203	56,398
Obayashi Corp.	6,011	67,327
Quanta Services, Inc.	1,800	73,278
Shimizu Corp.	5,340	54,847
Skanska AB, Class B	3,211	72,576
Taisei Corp.	1,824	76,297
Vinci SA	4,651	516,486

		1,545,416

Electrical Equipment (0.5%)
ABB Ltd. (Registered)	16,865	407,249
AMETEK, Inc.	2,900	289,246
Eaton Corp. plc	5,400	511,488
Emerson Electric Co.	7,800	594,828
Fuji Electric Co. Ltd.	1,251	38,513
Legrand SA	2,479	201,990
Melrose Industries plc	44,240	140,699
Mitsubishi Electric Corp.	16,683	230,081
Nidec Corp.	2,062	284,757
Prysmian SpA	2,207	53,201
Rockwell Automation, Inc.	1,500	304,005
Schneider Electric SE	5,035	516,770
Siemens Gamesa Renewable Energy SA (x)	2,063	36,180
Vestas Wind Systems A/S	1,721	173,912

		3,782,919

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Industrial Conglomerates (0.8%)
3M Co.	7,330	$1,293,159
CK Hutchison Holdings Ltd.	24,339	232,074
DCC plc	935	81,047
General Electric Co.	108,953	1,215,915
Honeywell International, Inc.	9,300	1,646,100
Jardine Matheson Holdings Ltd. (London Stock Exchange)	1,300	70,980
Jardine Matheson Holdings Ltd. (Singapore Stock Exchange)	793	44,091
Jardine Strategic Holdings Ltd. (Quotrix Stock Exchange)	1,300	39,325
Jardine Strategic Holdings Ltd. (Singapore Stock Exchange)	827	25,347
Keihan Holdings Co. Ltd.	867	42,291
Keppel Corp. Ltd.	12,485	62,845
NWS Holdings Ltd.	13,728	19,238
Roper Technologies, Inc.	1,300	460,499
Sembcorp Industries Ltd.	7,123	12,128
Siemens AG (Registered)	6,967	910,747
Smiths Group plc	3,592	80,267
Toshiba Corp.	4,508	153,717

		6,389,770

Machinery (1.2%)
Alfa Laval AB	2,947	74,223
Alstom SA	1,737	82,281
Amada Holdings Co. Ltd.	2,908	33,454
ANDRITZ AG	715	30,797
Atlas Copco AB, Class A	6,195	247,103
Atlas Copco AB, Class B	3,674	127,561
Caterpillar, Inc.	7,400	1,092,832
CNH Industrial NV	9,305	102,182
Cummins, Inc.	1,850	331,076
Daifuku Co. Ltd.	942	57,740
Deere & Co.	4,050	701,703
Dover Corp.	1,800	207,468
Epiroc AB, Class A	5,862	71,567
Epiroc AB, Class B	3,472	41,165
FANUC Corp.	1,777	332,487
Flowserve Corp.	1,600	79,632
Fortive Corp.	3,650	278,823
GEA Group AG	1,382	45,700
Hino Motors Ltd.	2,283	24,415
Hitachi Construction Machinery Co. Ltd. (x)	929	28,087
Hoshizaki Corp.	515	46,165
IDEX Corp.	966	166,152
IHI Corp.	1,322	31,318
Illinois Tool Works, Inc.	3,850	691,575
Ingersoll-Rand plc	3,050	405,406
JTEKT Corp.	1,993	23,864
Kawasaki Heavy Industries Ltd.	1,285	28,478
KION Group AG	657	45,367
Knorr-Bremse AG	437	44,484
Komatsu Ltd.	8,450	205,466
Kone OYJ, Class B	3,162	206,708
Kubota Corp.	9,457	150,226
Kurita Water Industries Ltd.	879	26,332
Makita Corp.	2,027	71,077
Metso OYJ	986	38,909
Minebea Mitsumi, Inc.	3,284	68,820
MISUMI Group, Inc.	2,596	65,034
Mitsubishi Heavy Industries Ltd.	3,020	118,071
Nabtesco Corp.	998	29,989
NGK Insulators Ltd.	2,542	44,544
NSK Ltd.	3,297	31,588
PACCAR, Inc.	4,350	344,085
Parker-Hannifin Corp.	1,650	339,603
Pentair plc	2,000	91,740
Sandvik AB	10,246	199,804
Schindler Holding AG	372	94,634
Schindler Holding AG (Registered)	197	48,283
SKF AB, Class B	3,514	71,058
SMC Corp.	531	245,769
Snap-on, Inc.	700	118,580
Spirax-Sarco Engineering plc	711	83,725
Stanley Black & Decker, Inc.	1,900	314,906
Sumitomo Heavy Industries Ltd.	998	28,749
Techtronic Industries Co. Ltd.	12,506	101,993
THK Co. Ltd.	1,088	29,720
Volvo AB, Class B	13,407	224,587
Wartsila OYJ Abp	4,022	44,438
Weir Group plc (The)	2,356	47,108
Westinghouse Air Brake Technologies Corp.	585	45,513
Xylem, Inc.	2,250	177,277
Yangzijiang Shipbuilding Holdings Ltd.	21,114	17,583

		9,199,024

Marine (0.0%)
AP Moller – Maersk A/S, Class A	38	51,508
AP Moller – Maersk A/S, Class B	60	86,535
Kuehne + Nagel International AG (Registered)	495	83,472
Mitsui OSK Lines Ltd.	1,012	28,174
Nippon Yusen KK	1,431	26,090

		275,779

Professional Services (0.4%)
Adecco Group AG (Registered)	1,472	93,114
Bureau Veritas SA	2,700	70,445
Equifax, Inc.	1,520	212,982
Experian plc	8,264	279,355
IHS Markit Ltd.*	4,489	338,246
Intertek Group plc	1,522	117,979
Nielsen Holdings plc	4,430	89,929
Persol Holdings Co. Ltd.	1,746	32,958
Randstad NV	1,101	67,233
Recruit Holdings Co. Ltd.	12,355	466,091
RELX plc (London Stock Exchange)	9,246	233,371
RELX plc (Turquoise Stock Exchange)	8,483	213,716
Robert Half International, Inc.	1,520	95,988
SEEK Ltd.	3,188	50,448
SGS SA (Registered)	50	136,960
Teleperformance	548	133,634
Verisk Analytics, Inc.	2,050	306,147
Wolters Kluwer NV	2,572	187,584

		3,126,180

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Road & Rail (0.7%)
Aurizon Holdings Ltd.	17,210	$63,163
Central Japan Railway Co.	1,331	269,495
ComfortDelGro Corp. Ltd.	19,492	34,493
CSX Corp.	10,050	727,218
East Japan Railway Co.	2,800	254,037
Hankyu Hanshin Holdings, Inc.	2,179	93,854
JB Hunt Transport Services, Inc.	1,100	128,458
Kansas City Southern	1,250	191,450
Keikyu Corp.	2,012	39,072
Keio Corp.	973	59,192
Keisei Electric Railway Co. Ltd.	1,179	46,008
Kintetsu Group Holdings Co. Ltd.	1,635	89,082
Kyushu Railway Co.	1,538	51,665
MTR Corp. Ltd.	13,824	81,695
Nagoya Railroad Co. Ltd. (x)	1,755	54,755
Nippon Express Co. Ltd.	780	46,087
Norfolk Southern Corp.	3,400	660,042
Odakyu Electric Railway Co. Ltd.	2,738	64,283
Old Dominion Freight Line, Inc.	823	156,189
Seibu Holdings, Inc.	1,922	31,752
Tobu Railway Co. Ltd.	1,826	66,466
Tokyu Corp.	4,545	84,454
Union Pacific Corp.	9,250	1,672,308
West Japan Railway Co.	1,478	128,423

		5,093,641

Trading Companies & Distributors (0.3%)
AerCap Holdings NV*	1,113	68,416
Ashtead Group plc	4,225	135,098
Brenntag AG	1,406	76,458
Bunzl plc	3,033	82,962
Fastenal Co.	7,100	262,345
Ferguson plc	2,086	189,273
ITOCHU Corp.	12,385	288,894
Marubeni Corp.	14,243	106,257
Mitsubishi Corp.	12,392	330,742
Mitsui & Co. Ltd.	15,222	272,625
MonotaRO Co. Ltd.	1,110	29,861
Sumitomo Corp.	10,726	160,315
Toyota Tsusho Corp.	1,961	69,665
United Rentals, Inc.*	1,000	166,770
WW Grainger, Inc.	600	203,112

		2,442,793

Transportation Infrastructure (0.1%)
Aena SME SA (m)	631	120,679
Aeroports de Paris	278	54,914
Atlantia SpA	4,517	105,337
Auckland International Airport Ltd.	8,188	48,231
Fraport AG Frankfurt Airport Services Worldwide	410	34,851
Getlink SE	3,994	69,486
Japan Airport Terminal Co. Ltd.	475	26,623
Kamigumi Co. Ltd.	1,081	23,868
SATS Ltd.	4,955	18,642
Sydney Airport	9,426	57,283
Transurban Group	24,689	258,323

		818,237

Total Industrials		51,429,579

Information Technology (11.6%)
Communications Equipment (0.5%)
Arista Networks, Inc.*	655	133,227
Cisco Systems, Inc.	56,300	2,700,148
F5 Networks, Inc.*	740	103,341
Juniper Networks, Inc.	4,300	105,909
Motorola Solutions, Inc.	2,050	330,337
Nokia OYJ	50,872	188,080
Telefonaktiebolaget LM Ericsson, Class B	27,733	241,493

		3,802,535

Electronic Equipment, Instruments & Components (0.6%)
Alps Alpine Co. Ltd.	2,002	45,916
Amphenol Corp., Class A	3,750	405,862
CDW Corp.	1,859	265,540
Corning, Inc.	10,000	291,100
FLIR Systems, Inc.	1,700	88,519
Halma plc	3,427	96,054
Hamamatsu Photonics KK	1,336	55,270
Hexagon AB, Class B	2,403	134,692
Hirose Electric Co. Ltd.	333	42,998
Hitachi High-Technologies Corp.	692	49,294
Hitachi Ltd.	8,865	377,428
Ingenico Group SA	570	61,891
IPG Photonics Corp.*	453	65,649
Keyence Corp.	1,663	589,102
Keysight Technologies, Inc.*	2,305	236,562
Kyocera Corp.	2,921	201,087
Murata Manufacturing Co. Ltd.	5,275	327,506
Omron Corp.	1,827	107,950
Shimadzu Corp.	2,134	67,562
TDK Corp.	1,214	138,433
TE Connectivity Ltd.	4,300	412,112
Venture Corp. Ltd.	2,400	28,908
Yaskawa Electric Corp.	2,165	83,089
Yokogawa Electric Corp.	2,208	39,200
Zebra Technologies Corp., Class A*	697	178,042

		4,389,766

IT Services (2.6%)
Accenture plc, Class A	7,970	1,678,243
Adyen NV (m)*	101	82,816
Akamai Technologies, Inc.*	2,000	172,760
Alliance Data Systems Corp.	600	67,320
Amadeus IT Group SA	3,961	323,454
Atos SE	910	75,862
Automatic Data Processing, Inc.	5,500	937,750
Broadridge Financial Solutions, Inc.	1,474	182,098
Capgemini SE	1,454	177,611
Cognizant Technology Solutions Corp., Class A	7,210	447,164
Computershare Ltd.	4,411	51,941
DXC Technology Co.	3,508	131,866
Fidelity National Information Services, Inc.	7,822	1,087,962
Fiserv, Inc.*	7,283	842,133
FleetCor Technologies, Inc.*	1,106	318,218
Fujitsu Ltd.	1,829	172,876
Gartner, Inc.*	1,162	179,064

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Global Payments, Inc.	3,671	$670,178
GMO Payment Gateway, Inc.	369	25,403
International Business Machines Corp.	11,395	1,527,386
Itochu Techno-Solutions Corp.	867	24,537
Jack Henry & Associates, Inc.	993	144,650
Leidos Holdings, Inc.	1,841	180,216
Mastercard, Inc., Class A	11,400	3,403,926
NEC Corp.	2,234	92,933
Nomura Research Institute Ltd.	3,043	65,478
NTT Data Corp.	5,808	78,416
Obic Co. Ltd.	613	83,272
Otsuka Corp.	1,043	41,996
Paychex, Inc.	3,980	338,539
PayPal Holdings, Inc.*	14,750	1,595,508
VeriSign, Inc.*	1,350	260,118
Visa, Inc., Class A	22,000	4,133,800
Western Union Co. (The)	5,530	148,093
Wirecard AG	1,070	129,024
Wix.com Ltd.*	466	57,029
Worldline SA (m)*	915	64,814

		19,994,454

Semiconductors & Semiconductor Equipment (2.2%)
Advanced Micro Devices, Inc.*	10,972	503,176
Advantest Corp.	1,905	108,001
Analog Devices, Inc.	4,606	547,377
Applied Materials, Inc.	12,300	750,792
ASM Pacific Technology Ltd.	2,649	36,749
ASML Holding NV	3,877	1,146,787
Broadcom, Inc.	5,209	1,646,148
Disco Corp.	246	58,639
Infineon Technologies AG	11,385	259,370
Intel Corp.	57,150	3,420,427
KLA Corp.	1,900	338,523
Lam Research Corp.	1,950	570,180
Maxim Integrated Products, Inc.	3,435	211,287
Microchip Technology, Inc.	2,950	308,924
Micron Technology, Inc.*	14,000	752,920
NVIDIA Corp.	7,650	1,800,045
NXP Semiconductors NV	2,539	323,113
Qorvo, Inc.*	1,550	180,156
QUALCOMM, Inc.	15,187	1,339,949
Renesas Electronics Corp.*	6,977	48,159
Rohm Co. Ltd.	862	69,655
Skyworks Solutions, Inc.	2,200	265,936
STMicroelectronics NV	6,284	168,959
SUMCO Corp.	2,123	35,678
Texas Instruments, Inc.	12,050	1,545,894
Tokyo Electron Ltd.	1,446	318,398
Xilinx, Inc.	3,150	307,976

		17,063,218

Software (3.4%)
Adobe, Inc.*	6,150	2,028,332
ANSYS, Inc.*	1,043	268,479
Autodesk, Inc.*	2,750	504,515
AVEVA Group plc	589	36,326
Cadence Design Systems, Inc.*	3,534	245,118
Check Point Software Technologies Ltd.*	1,110	123,166
Citrix Systems, Inc.	1,590	176,331
CyberArk Software Ltd.*	378	44,067
Dassault Systemes SE	1,216	199,892
Fortinet, Inc.*	1,786	190,673
Intuit, Inc.	3,270	856,511
Micro Focus International plc	3,093	43,584
Microsoft Corp.	96,851	15,273,403
Nice Ltd.*	568	88,096
NortonLifeLock, Inc.	7,980	203,650
Oracle Corp. (Tokyo Stock Exchange)	398	36,447
Oracle Corp. (Turquoise Stock Exchange)	28,276	1,498,062
Sage Group plc (The)	9,800	97,228
salesforce.com, Inc.*	10,899	1,772,613
SAP SE	8,950	1,207,918
ServiceNow, Inc.*	2,411	680,674
Synopsys, Inc.*	1,849	257,381
Temenos AG (Registered)*	626	99,094
Trend Micro, Inc.	1,221	62,929
WiseTech Global Ltd. (x)	1,304	21,385

		26,015,874

Technology Hardware, Storage & Peripherals (2.3%)
Apple, Inc.	53,324	15,658,593
Brother Industries Ltd.	2,017	42,157
Canon, Inc. (x)	9,242	254,026
FUJIFILM Holdings Corp.	3,360	161,730
Hewlett Packard Enterprise Co.	17,830	282,784
HP, Inc.	19,800	406,890
Konica Minolta, Inc.	4,022	26,393
NetApp, Inc.	3,150	196,087
Ricoh Co. Ltd.	5,960	65,384
Seagate Technology plc	3,250	193,375
Seiko Epson Corp.	2,452	37,348
Western Digital Corp.	3,600	228,492
Xerox Holdings Corp.	2,550	94,019

		17,647,278

Total Information Technology		88,913,125

Materials (2.4%)
Chemicals (1.4%)
Air Liquide SA	4,302	608,985
Air Products & Chemicals, Inc.	2,750	646,223
Air Water, Inc.	1,355	19,953
Akzo Nobel NV	2,073	210,764
Albemarle Corp.	1,314	95,975
Arkema SA	624	66,284
Asahi Kasei Corp.	11,603	131,776
BASF SE	8,364	631,871
Celanese Corp.	1,652	203,394
CF Industries Holdings, Inc.	2,850	136,059
Chr Hansen Holding A/S	1,020	81,057
Clariant AG (Registered)*	1,735	38,723
Corteva, Inc.	9,568	282,830
Covestro AG (m)	1,570	72,996
Croda International plc	1,174	79,620
Daicel Corp.	1,987	19,183
Dow, Inc.	9,568	523,657
DuPont de Nemours, Inc.	9,568	614,266
Eastman Chemical Co.	1,750	138,705
Ecolab, Inc.	3,200	617,568

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
EMS-Chemie Holding AG (Registered)	78	$51,299
Evonik Industries AG	1,715	52,344
FMC Corp.	1,650	164,703
FUCHS PETROLUB SE (Preference) (q)	693	34,327
Givaudan SA (Registered)	86	269,339
Hitachi Chemical Co. Ltd.	987	41,558
Incitec Pivot Ltd.	14,414	32,166
International Flavors & Fragrances, Inc. (x)	1,250	161,275
Israel Chemicals Ltd.	6,007	28,267
Johnson Matthey plc	1,757	69,727
JSR Corp.	1,643	30,424
Kansai Paint Co. Ltd.	1,576	38,829
Koninklijke DSM NV	1,657	215,790
Kuraray Co. Ltd.	2,704	33,123
LANXESS AG	782	52,472
Linde plc	6,904	1,469,862
LyondellBasell Industries NV, Class A	3,950	373,196
Mitsubishi Chemical Holdings Corp.	11,160	83,966
Mitsubishi Gas Chemical Co., Inc.	1,541	23,742
Mitsui Chemicals, Inc.	1,771	43,682
Mosaic Co. (The)	4,400	95,216
Nippon Paint Holdings Co. Ltd.	1,324	68,725
Nissan Chemical Corp.	1,141	48,253
Nitto Denko Corp.	1,474	83,837
Novozymes A/S, Class B	2,033	99,486
Orica Ltd.	3,568	55,034
PPG Industries, Inc.	3,000	400,470
Sherwin-Williams Co. (The)	1,050	612,717
Shin-Etsu Chemical Co. Ltd.	3,318	368,276
Showa Denko KK	1,200	32,017
Sika AG (Registered)	1,181	221,910
Solvay SA (x)	715	82,848
Sumitomo Chemical Co. Ltd.	12,600	57,750
Symrise AG	1,168	122,892
Taiyo Nippon Sanso Corp.	1,291	28,849
Teijin Ltd.	1,635	30,772
Toray Industries, Inc.	11,937	81,418
Tosoh Corp.	2,213	34,522
Umicore SA	1,877	91,291
Yara International ASA	1,637	68,096

		11,174,359

Construction Materials (0.2%)
Boral Ltd.	10,016	31,489
CRH plc	7,319	292,841
Fletcher Building Ltd.	6,489	22,235
HeidelbergCement AG	1,395	101,648
James Hardie Industries plc (CHDI)	4,163	81,419
LafargeHolcim Ltd. (Registered)*	4,444	246,583
Martin Marietta Materials, Inc.	800	223,712
Taiheiyo Cement Corp.	1,180	34,915
Vulcan Materials Co.	1,650	237,583

		1,272,425

Containers & Packaging (0.2%)
Amcor plc	20,738	224,800
Avery Dennison Corp.	1,100	143,902
Ball Corp.	4,250	274,847
International Paper Co.	5,050	232,552
Packaging Corp. of America	1,149	128,677
Sealed Air Corp.	1,950	77,668
Smurfit Kappa Group plc	2,142	82,316
Toyo Seikan Group Holdings Ltd.	1,219	21,204
Westrock Co.	3,150	135,167

		1,321,133

Metals & Mining (0.6%)
Alumina Ltd.	20,913	33,754
Anglo American plc	9,430	271,429
Antofagasta plc	3,369	40,913
ArcelorMittal SA	6,146	107,835
BHP Group Ltd.	26,826	732,675
BHP Group plc	19,293	454,070
BlueScope Steel Ltd.	4,776	50,475
Boliden AB*	2,477	65,718
Evraz plc	4,560	24,402
Fortescue Metals Group Ltd.	12,448	93,381
Freeport-McMoRan, Inc.	18,150	238,128
Glencore plc*	98,737	307,807
Hitachi Metals Ltd.	1,990	29,542
JFE Holdings, Inc.	4,445	57,723
Maruichi Steel Tube Ltd.	583	16,526
Mitsubishi Materials Corp.	983	26,933
Newcrest Mining Ltd.	6,922	146,940
Newmont Goldcorp Corp.	10,360	450,142
Nippon Steel Corp.	7,291	110,987
Norsk Hydro ASA	11,490	42,718
Nucor Corp.	3,900	219,492
Rio Tinto Ltd.	3,437	242,156
Rio Tinto plc	10,290	613,765
South32 Ltd.	44,331	83,995
Sumitomo Metal Mining Co. Ltd.	2,112	68,887
thyssenkrupp AG	3,539	47,795
voestalpine AG (x)	1,076	30,005

		4,608,193

Paper & Forest Products (0.0%)
Mondi plc	4,422	103,822
Oji Holdings Corp.	7,367	40,342
Stora Enso OYJ, Class R	5,416	78,764
UPM-Kymmene OYJ	4,893	169,649

		392,577

Total Materials		18,768,687

Real Estate (1.9%)
Equity Real Estate Investment Trusts (REITs) (1.5%)
Alexandria Real Estate Equities, Inc. (REIT)	1,353	218,618
American Tower Corp. (REIT)	5,550	1,275,501
Apartment Investment & Management Co. (REIT), Class A	1,950	100,717
Ascendas REIT (REIT)	24,680	54,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
AvalonBay Communities, Inc. (REIT)	1,750	$366,975
Boston Properties, Inc. (REIT)	1,950	268,827
British Land Co. plc (The) (REIT)	7,446	63,005
CapitaLand Commercial Trust (REIT)	23,015	34,053
CapitaLand Mall Trust (REIT)	21,435	39,206
Covivio (REIT)	457	51,877
Crown Castle International Corp. (REIT)	5,200	739,180
Daiwa House REIT Investment Corp. (REIT)	19	49,592
Dexus (REIT)	9,853	80,898
Digital Realty Trust, Inc. (REIT)	2,600	311,324
Duke Realty Corp. (REIT)	4,487	155,564
Equinix, Inc. (REIT)	1,000	583,700
Equity Residential (REIT)	4,600	372,232
Essex Property Trust, Inc. (REIT)	850	255,731
Extra Space Storage, Inc. (REIT)	1,600	168,992
Federal Realty Investment Trust (REIT)	950	122,293
Gecina SA (REIT)	418	74,832
Goodman Group (REIT)	14,735	138,250
GPT Group (The) (REIT)	17,738	69,707
Healthpeak Properties, Inc. (REIT)	5,950	205,096
Host Hotels & Resorts, Inc. (REIT)	9,250	171,587
Icade (REIT)	296	32,223
Iron Mountain, Inc. (REIT)	3,560	113,457
Japan Prime Realty Investment Corp. (REIT)	8	35,084
Japan Real Estate Investment Corp. (REIT)	12	79,518
Japan Retail Fund Investment Corp. (REIT)	26	55,826
Kimco Realty Corp. (REIT)	5,250	108,727
Klepierre SA (REIT)	1,880	71,383
Land Securities Group plc (REIT)	6,334	83,061
Link REIT (REIT)	18,890	199,996
Mapletree Commercial Trust (REIT)	18,300	32,519
Mid-America Apartment Communities, Inc. (REIT)	1,432	188,824
Mirvac Group (REIT)	35,823	79,941
Nippon Building Fund, Inc. (REIT)	13	95,118
Nippon Prologis REIT, Inc. (REIT)	19	48,333
Nomura Real Estate Master Fund, Inc. (REIT)	40	68,326
Orix JREIT, Inc. (REIT)	24	51,974
Prologis, Inc. (REIT)	7,850	699,749
Public Storage (REIT)	1,900	404,624
Realty Income Corp. (REIT)	3,700	272,431
Regency Centers Corp. (REIT)	2,119	133,688
SBA Communications Corp. (REIT)	1,450	349,435
Scentre Group (REIT)	47,993	128,991
Segro plc (REIT)	9,789	116,336
Simon Property Group, Inc. (REIT)	3,900	580,944
SL Green Realty Corp. (REIT)	1,050	96,474
Stockland (REIT)	20,799	67,432
Suntec REIT (REIT)	14,191	19,414
UDR, Inc. (REIT)	3,450	161,115
Unibail-Rodamco-Westfield (REIT)	1,282	202,257
United Urban Investment Corp. (REIT)	27	50,593
Ventas, Inc. (REIT)	4,450	256,943
Vicinity Centres (REIT)	28,115	49,127
Vornado Realty Trust (REIT)	2,150	142,975
Welltower, Inc. (REIT)	4,700	384,366
Weyerhaeuser Co. (REIT)	9,350	282,370

		11,715,831

Real Estate Management & Development (0.4%)
Aeon Mall Co. Ltd.	823	14,679
Aroundtown SA	8,356	74,833
Azrieli Group Ltd.	414	30,271
CapitaLand Ltd.	21,942	61,179
CBRE Group, Inc., Class A*	3,950	242,096
City Developments Ltd.	4,206	34,243
CK Asset Holdings Ltd.	22,916	165,423
Daito Trust Construction Co. Ltd.	676	83,866
Daiwa House Industry Co. Ltd.	5,135	160,210
Deutsche Wohnen SE	3,374	137,836
Hang Lung Properties Ltd.	17,369	38,116
Henderson Land Development Co. Ltd.	12,485	61,285
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	6,900	38,778
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	3,243	18,647
Hulic Co. Ltd.	2,761	33,441
Kerry Properties Ltd.	4,971	15,789
Lendlease Group	5,091	62,878
Mitsubishi Estate Co. Ltd.	10,887	209,363
Mitsui Fudosan Co. Ltd.	8,233	202,463
New World Development Co. Ltd.	55,276	75,760
Nomura Real Estate Holdings, Inc.	1,126	27,151
Sino Land Co. Ltd.	27,000	39,223
Sumitomo Realty & Development Co. Ltd.	3,008	105,531
Sun Hung Kai Properties Ltd.	14,439	221,061
Swire Pacific Ltd., Class A	4,257	39,553
Swire Properties Ltd.	9,996	33,161
Swiss Prime Site AG (Registered)*	728	84,174
Tokyu Fudosan Holdings Corp.	5,361	37,251
UOL Group Ltd.	4,185	25,889
Vonovia SE	4,692	252,625
Wharf Real Estate Investment Co. Ltd.	10,415	63,554
Wheelock & Co. Ltd.	6,997	46,648

		2,736,977

Total Real Estate		14,452,808

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Utilities (2.1%)
Electric Utilities (1.2%)
Alliant Energy Corp.	2,942	$160,986
American Electric Power Co., Inc.	6,150	581,237
AusNet Services	12,928	15,423
Chubu Electric Power Co., Inc.	5,860	83,136
Chugoku Electric Power Co., Inc. (The) (x)	2,461	32,389
CK Infrastructure Holdings Ltd.	5,668	40,333
CLP Holdings Ltd.	15,065	158,339
Duke Energy Corp.	8,900	811,769
Edison International	4,050	305,411
EDP—Energias de Portugal SA	22,310	96,697
Electricite de France SA	5,603	62,396
Endesa SA	2,955	78,855
Enel SpA	74,087	587,707
Entergy Corp.	2,250	269,550
Evergy, Inc.	3,270	212,844
Eversource Energy	3,950	336,027
Exelon Corp.	12,100	551,639
FirstEnergy Corp.	6,050	294,030
Fortum OYJ	4,008	98,907
HK Electric Investments & HK Electric Investments Ltd. (m)	19,376	19,097
Iberdrola SA	55,038	566,738
Kansai Electric Power Co., Inc. (The)	6,346	73,853
Kyushu Electric Power Co., Inc.	3,207	27,892
Mercury NZ Ltd.	6,202	21,085
NextEra Energy, Inc.	6,000	1,452,960
Orsted A/S (m)	1,762	182,234
Pinnacle West Capital Corp.	1,400	125,902
Power Assets Holdings Ltd.	11,892	86,989
PPL Corp.	9,000	322,920
Red Electrica Corp. SA	3,939	79,199
Southern Co. (The)	12,850	818,545
SSE plc	9,338	177,930
Terna Rete Elettrica Nazionale SpA	12,812	85,566
Tohoku Electric Power Co., Inc.	3,867	38,508
Tokyo Electric Power Co. Holdings, Inc.*	13,780	59,227
Verbund AG	705	35,380
Xcel Energy, Inc.	6,400	406,336

		9,358,036

Gas Utilities (0.1%)
APA Group	10,284	80,106
Atmos Energy Corp.	1,465	163,875
Enagas SA	2,128	54,280
Hong Kong & China Gas Co. Ltd.	89,909	175,611
Naturgy Energy Group SA (x)	2,710	68,092
Osaka Gas Co. Ltd.	3,467	66,720
Snam SpA	18,472	97,094
Toho Gas Co. Ltd.	714	29,308
Tokyo Gas Co. Ltd.	3,513	85,728

		820,814

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	8,250	164,175
Electric Power Development Co. Ltd.	1,271	30,963
Meridian Energy Ltd.	11,567	38,935
NRG Energy, Inc.	3,600	143,100
Uniper SE	1,894	62,694

		439,867

Multi-Utilities (0.6%)
AGL Energy Ltd.	5,973	86,052
Ameren Corp.	3,050	234,240
CenterPoint Energy, Inc.	6,250	170,437
Centrica plc	52,983	62,672
CMS Energy Corp.	3,550	223,082
Consolidated Edison, Inc.	3,900	352,833
Dominion Energy, Inc.	9,569	792,505
DTE Energy Co.	2,300	298,701
E.ON SE	20,444	218,405
Engie SA	16,630	268,616
National Grid plc	31,694	396,435
NiSource, Inc.	4,550	126,672
Public Service Enterprise Group, Inc.	6,300	372,015
RWE AG	5,318	163,148
Sempra Energy	3,450	522,606
Suez	3,085	46,664
Veolia Environnement SA	4,901	130,345
WEC Energy Group, Inc.	3,950	364,308

		4,829,736

Water Utilities (0.1%)
American Water Works Co., Inc.	2,250	276,413
Severn Trent plc	2,224	74,090
United Utilities Group plc	6,322	79,001

		429,504

Total Utilities		15,877,957

Total Common Stocks (62.1%) (Cost $371,252,339)		476,144,409

EXCHANGE TRADED FUNDS (ETF):
Equity (8.5%)
iShares Russell 2000 ETF (x)	196,663	32,581,159
SPDR S&P MidCap 400 ETF Trust (x)	86,851	32,602,129

Total Exchange Traded Funds (8.5%) (Cost $55,992,952)		65,183,288

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Government Agency Securities (0.6%)
FHLB
2.500%, 2/13/24	$140,000	144,149
3.250%, 11/16/28	350,000	382,154
FHLMC
2.375%, 1/13/22	1,380,000	1,401,336
2.750%, 6/19/23	701,000	727,816

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
FNMA
2.875%, 10/30/20	$352,000	$355,447
2.875%, 9/12/23	799,000	832,469
1.875%, 9/24/26	612,000	610,608

Total U.S. Government Agency Securities		4,453,979

U.S. Treasury Obligations (9.2%)
U.S. Treasury Bonds
8.000%, 11/15/21	3,245,000	3,622,064
6.125%, 11/15/27	238,000	312,677
U.S. Treasury Notes
1.625%, 7/31/20	1,380,700	1,380,647
1.375%, 8/31/20	413,000	412,283
3.625%, 2/15/21	2,697,800	2,756,764
1.375%, 5/31/21#	3,561,700	3,550,777
1.250%, 10/31/21	3,597,500	3,576,000
1.875%, 11/30/21	3,500,000	3,520,095
1.750%, 4/30/22	1,965,900	1,973,351
1.750%, 5/31/22	603,000	605,378
1.875%, 7/31/22#	1,055,000	1,062,506
2.000%, 7/31/22	2,453,000	2,478,313
1.875%, 8/31/22	605,500	609,922
1.875%, 10/31/22	748,000	753,561
1.625%, 11/15/22	2,361,000	2,362,580
2.000%, 11/30/22	898,000	908,172
2.125%, 12/31/22	895,000	908,599
2.000%, 2/15/23	751,000	759,766
1.750%, 5/15/23	2,762,000	2,772,577
1.625%, 5/31/23	157,000	157,021
1.375%, 8/31/23	786,000	778,753
1.375%, 9/30/23	284,400	281,633
2.750%, 11/15/23	485,600	505,406
2.125%, 11/30/23#	997,000	1,014,802
2.250%, 12/31/23	3,466,000	3,545,206
2.500%, 1/31/24	466,100	481,465
2.125%, 3/31/24	775,000	789,404
2.250%, 4/30/24	620,000	634,924
2.000%, 5/31/24	1,575,000	1,596,730
1.750%, 7/31/24	158,000	158,500
2.375%, 8/15/24	2,585,000	2,664,147
2.250%, 11/15/24#	3,349,000	3,436,747
1.500%, 11/30/24	483,000	479,076
2.000%, 2/15/25	3,892,500	3,948,631
2.125%, 5/15/25	2,135,000	2,178,902
1.625%, 2/15/26	2,980,000	2,953,069
2.000%, 11/15/26	725,000	733,233
2.250%, 2/15/27	404,000	415,378
2.375%, 5/15/27	1,502,800	1,558,734
2.250%, 8/15/27#	1,152,500	1,185,299
2.250%, 11/15/27	769,000	790,965
2.750%, 2/15/28	502,000	535,219
2.875%, 5/15/28	560,000	603,178
2.875%, 8/15/28	609,000	656,835
3.125%, 11/15/28	547,900	602,874
2.625%, 2/15/29	748,100	793,292
2.375%, 5/15/29	1,364,000	1,418,747
1.625%, 8/15/29	1,015,000	989,652
1.750%, 11/15/29	336,800	331,981

Total U.S. Treasury Obligations		70,545,835

Total Long-Term Debt Securities (9.8%) (Cost $73,353,415)		74,999,814

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Repsol SA (x)* (Cost $6,258)	13,242	6,283

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (9.9%)
JPMorgan Prime Money Market Fund, IM Shares	75,624,307	75,646,994

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.1%)
Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $10,000,878, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $10,200,000. (xx)	$10,000,000	10,000,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $9,482,235, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $9,670,968. (xx)	9,481,339	9,481,339
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $2,400,367, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $2,448,017. (xx)	2,400,000	2,400,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $2,143,999, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $2,334,355. (xx)	2,143,795	2,143,795

Total Repurchase Agreements		24,025,134

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
U.S. Treasury Obligations (7.3%)
U.S. Treasury Bills 1.49%, 3/5/20 (p)	$6,000,000	$5,983,882
1.49%, 3/26/20 (p)	50,608,000	50,428,777

Total U.S. Treasury Obligations		56,412,659

Total Short-Term Investments (20.3%) (Cost $156,072,115)		156,084,787

Total Investments in Securities (100.7%) (Cost $656,677,079)		772,418,581
Other Assets Less Liabilities (-0.7%)		(5,079,250)

Net Assets (100%)		$767,339,331

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $7,266,177.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $1,248,202 or 0.2% of net assets.

(p)	Yield to maturity.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $28,738,112. This was collateralized by $5,627,363 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/7/20 - 5/15/49 and by cash of $24,025,134 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CHDI	—	Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	—	Swiss Franc
CVA	—	Dutch Certification
EUR	—	European Currency Unit
FDR	—	Finnish Depositary Receipt
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GBP	—	British Pound
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SDR	—	Swedish Depositary Receipt
SEK	—	Swedish Krona
USD	—	United States Dollar

Country Diversification As a Percentage of Total Net Assets
Australia	1.3%
Austria	0.1
Belgium	0.2
Chile	0.0	#
China	0.1
Colombia	0.0	#
Denmark	0.3
Finland	0.2
France	1.9
Germany	1.5
Hong Kong	0.5
Ireland	0.1
Israel	0.1
Italy	0.4
Japan	4.4
Luxembourg	0.0	#
Macau	0.1
Netherlands	0.8
New Zealand	0.1
Norway	0.1
Portugal	0.0	#
Russia	0.0	#
Singapore	0.2
South Africa	0.0	#
Spain	0.5
Sweden	0.5
Switzerland	1.7
United Arab Emirates	0.0	#
United Kingdom	2.7
United States	82.9
Cash and Other	(0.7)

	100.0%

#	Percent shown is less than 0.05%.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	991	3/2020	EUR	41,451,739	(144,979)
FTSE 100 Index	47	3/2020	GBP	4,668,593	24,065
MSCI EAFE E-Mini Index	6	3/2020	USD	610,950	9,418
TOPIX Index	137	3/2020	JPY	21,699,600	(10,506)
U.S. Treasury 10 Year Note	848	3/2020	USD	108,901,750	(1,009,300)

					(1,131,302)

Short Contracts
S&P 500 E-Mini Index	(211)	3/2020	USD	(34,088,105)	(898,917)
SPI 200 Index	(15)	3/2020	AUD	(1,737,621)	48,805

					(850,112)

					(1,981,414)

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	7,862,000	USD	5,454,003	JPMorgan Chase Bank	3/16/2020	73,154
EUR	11,090,000	USD	12,310,102	Citibank NA	3/16/2020	186,694
GBP	2,973,890	USD	3,890,206	Goldman Sachs Bank USA	3/16/2020	56,962
JPY	327,879,149	USD	3,027,784	Barclays Bank plc	3/16/2020	2,428
JPY	677,141,370	USD	6,222,421	Morgan Stanley	3/16/2020	35,622
NOK	47,979,000	USD	5,257,229	BNP Paribas	3/16/2020	209,003
NZD	1,950,559	USD	1,279,141	BNP Paribas	3/16/2020	35,365
NZD	5,872,000	USD	3,891,192	HSBC Bank plc	3/16/2020	66,024
NZD	8,021,000	USD	5,233,655	JPMorgan Chase Bank	3/16/2020	171,799
SEK	23,038,000	USD	2,386,509	BNP Paribas	3/16/2020	81,835
SEK	112,100,393	USD	11,969,696	JPMorgan Chase Bank	3/16/2020	40,993

Total unrealized appreciation						959,879

JPY	450,710,000	USD	4,179,790	Citibank NA	3/16/2020	(14,393)
JPY	964,976,000	USD	8,924,634	Natwest Markets plc	3/16/2020	(6,465)
USD	3,251,448	AUD	4,739,235	BNP Paribas	3/16/2020	(80,337)
USD	804,002	AUD	1,177,322	Credit Suisse	3/16/2020	(23,681)
USD	5,734,845	CHF	5,618,666	Bank of America	3/16/2020	(101,024)
USD	5,480,136	EUR	4,876,124	Citibank NA	3/16/2020	(14,538)
USD	7,652,034	GBP	5,823,077	Citibank NA	3/16/2020	(76,787)
USD	4,569,786	JPY	497,861,000	Goldman Sachs Bank USA	3/16/2020	(31,373)
USD	5,236,543	NOK	47,979,000	BNP Paribas	3/16/2020	(229,688)
USD	5,108,934	NZD	7,777,896	Goldman Sachs Bank USA	3/16/2020	(132,689)
USD	1,823,101	SEK	17,214,276	BNP Paribas	3/16/2020	(21,276)

Total unrealized depreciation						(732,251)

Net unrealized appreciation						227,628

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$35,224,627	$7,007,160	$—	$42,231,787
Consumer Discretionary	33,518,270	15,697,777	—	49,216,047
Consumer Staples	24,265,205	15,222,308	—	39,487,513
Energy	14,629,893	6,575,628	—	21,205,521
Financials	45,285,775	24,592,762	938	69,879,475
Health Care	48,281,834	16,400,076	—	64,681,910
Industrials	31,135,760	20,293,819	—	51,429,579
Information Technology	79,816,407	9,096,718	—	88,913,125
Materials	9,122,786	9,645,901	—	18,768,687
Real Estate	9,773,333	4,679,475	—	14,452,808
Utilities	10,855,118	5,022,839	—	15,877,957
Exchange Traded Funds	65,183,288	—	—	65,183,288
Forward Currency Contracts	—	959,879	—	959,879
Futures	82,288	—	—	82,288
Rights
Energy	—	6,283	—	6,283
Short-Term Investments
Investment Company	75,646,994	—	—	75,646,994
Repurchase Agreements	—	24,025,134	—	24,025,134
U.S. Treasury Obligations	—	56,412,659	—	56,412,659
U.S. Government Agency Securities	—	4,453,979	—	4,453,979
U.S. Treasury Obligations	—	70,545,835	—	70,545,835

Total Assets	$482,821,578	$290,638,232	$938	$773,460,748

Liabilities:
Forward Currency Contracts	$—	$(732,251)	$—	$(732,251)
Futures	(2,063,702)	—	—	(2,063,702)

Total Liabilities	$(2,063,702)	$(732,251)	$—	$(2,795,953)

Total	$480,757,876	$289,905,981	$938	$770,664,795

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$959,879
Equity contracts	Receivables, Net assets – Unrealized appreciation	82,288	*

Total		$1,042,167

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(1,009,300	)*
Foreign exchange contracts	Payables	(732,251)
Equity contracts	Payables, Net assets – Unrealized depreciation	(1,054,402	)*

Total		$(2,795,953)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$4,169,395	$—	$4,169,395
Foreign exchange contracts	—	(2,265,536)	(2,265,536)
Equity contracts	472,275	—	472,275

Total	$4,641,670	$(2,265,536)	$2,376,134

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(2,513,486)	$—	$(2,513,486)
Foreign exchange contracts	—	379,278	379,278
Equity contracts	(812,884)	—	(812,884)

Total	$(3,326,370)	$379,278	$(2,947,092)

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $178,992,000 and futures contracts with an average notional balance of approximately $191,426,000 respectively, during the year ended December 31, 2019.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc	$2,428	$—	$—	$2,428
BNP Paribas	326,203	(326,203)	—	—
Citibank NA	186,694	(105,718)	—	80,976
Goldman Sachs Bank USA	56,962	(56,962)	—	—
HSBC Bank plc	66,024	—	—	66,024
JPMorgan Chase Bank	285,946	—	—	285,946
Morgan Stanley	35,622	—	—	35,622

Total	$959,879	$(488,883)	$—	$470,996

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$101,024	$—	$—	$101,024
BNP Paribas	331,301	(326,203)	—	5,098
Citibank NA	105,718	(105,718)	—	—
Credit Suisse	23,681	—	—	23,681
Goldman Sachs Bank USA	164,062	(56,962)	—	107,100
Natwest Markets plc	6,465	—	—	6,465

Total	$732,251	$(488,883)	$—	$243,368

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$99,898,496
Long-term U.S. government debt securities	13,698,355

$113,596,851

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$15,468,339
Long-term U.S. government debt securities	11,723,217

$27,191,556

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$135,443,441
Aggregate gross unrealized depreciation	(20,005,415)

Net unrealized appreciation	$115,438,026

Federal income tax cost of investments in securities and derivative instruments, if applicable	$655,226,769

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $632,651,945)	$748,393,447
Repurchase Agreements (Cost $24,025,134)	24,025,134
Cash	18,732,327
Foreign cash (Cost $225,798)	230,242
Dividends, interest and other receivables	1,349,486
Unrealized appreciation on forward foreign currency contracts	959,879
Receivable for securities sold	300,347
Securities lending income receivable	6,964
Other assets	3,491

Total assets	794,001,317

LIABILITIES
Payable for return of collateral on securities loaned	24,025,134
Payable for securities purchased	810,837
Unrealized depreciation on forward foreign currency contracts	732,251
Investment management fees payable	492,550
Distribution fees payable – Class IB	160,215
Due to broker for futures variation margin	157,991
Payable for Portfolio shares redeemed	131,174
Administrative fees payable	78,787
Accrued expenses	73,047

Total liabilities	26,661,986

NET ASSETS	$767,339,331

Net assets were comprised of:
Paid in capital	$666,599,306
Total distributable earnings (loss)	100,740,025

Net assets	$767,339,331

Class IB
Net asset value, offering and redemption price per share, $767,339,331 / 64,892,208 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.82

(x)	Includes value of securities on loan of $28,738,112.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $380,142 foreign withholding tax)	$12,975,889
Interest	3,148,220
Securities lending (net)	116,931

Total income	16,241,040

EXPENSES
Investment management fees	5,210,437
Distribution fees – Class IB	1,736,905
Administrative fees	855,608
Custodian fees	83,000
Professional fees	80,266
Printing and mailing expenses	61,037
Recoupment fees	43,743
Trustees’ fees	21,571
Miscellaneous	23,501

Total expenses	8,116,068

NET INVESTMENT INCOME (LOSS)	8,124,972

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(646,481)
Futures contracts	4,641,670
Forward foreign currency contracts	(2,265,536)
Foreign currency transactions	28,810

Net realized gain (loss)	1,758,463

Change in unrealized appreciation (depreciation) on:
Investments in securities	104,611,185
Futures contracts	(3,326,370)
Forward foreign currency contracts	379,278
Foreign currency translations	20,066

Net change in unrealized appreciation (depreciation)	101,684,159

NET REALIZED AND UNREALIZED GAIN (LOSS)	103,442,622

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$111,567,594

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,124,972	$5,860,149
Net realized gain (loss)	1,758,463	(9,299,106)
Net change in unrealized appreciation (depreciation)	101,684,159	(41,411,012)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	111,567,594	(44,849,969)

Distributions to shareholders:
Class IB	(11,559,325)	(9,653,312)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 6,090,705 and 11,493,779 shares, respectively ]	67,952,792	127,553,487
Capital shares issued in reinvestment of dividends and distributions [ 987,896 and 898,538 shares, respectively ]	11,559,325	9,653,312
Capital shares repurchased [ (1,289,573) and (1,331,903) shares, respectively ]	(14,475,328)	(14,833,479)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	65,036,789	122,373,320

TOTAL INCREASE (DECREASE) IN NET ASSETS	165,045,058	67,870,039
NET ASSETS:
Beginning of year	602,294,273	534,424,234

End of year	$767,339,331	$602,294,273

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,								May 1, 2015* to December 31, 2015
Class IB	2019		2018		2017		2016
Net asset value, beginning of period	$10.19		$11.12		$9.92		$9.60		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13		0.11		0.07		0.01		0.04
Net realized and unrealized gain (loss)	1.68		(0.87)		1.38		0.38		(0.43)

Total from investment operations	1.81		(0.76)		1.45		0.39		(0.39)

Less distributions:
Dividends from net investment income	(0.10)		(0.11)		(0.10)		(0.03)		(0.01)
Distributions from net realized gains	(0.08)		(0.06)		(0.15)		(0.04)		—	#

Total dividends and distributions	(0.18)		(0.17)		(0.25)		(0.07)		(0.01)

Net asset value, end of period	$11.82		$10.19		$11.12		$9.92		$9.60

Total return (b)	17.80%		(6.92)%		14.70%		4.06%		(3.85)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$767,339		$602,294		$534,424		$338,891		$147,530
Ratio of expenses to average net assets:
After waivers (a)(f)	1.17	%(j)	1.16	%(j)	1.18	%(j)	1.16	%(j)	1.12%
Before waivers (a)(f)	1.17%		1.16%		1.18%		1.19%		1.31%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.17%		0.99%		0.70%		0.10%		0.65	%(l)
Before waivers (a)(f)	1.17%		0.99%		0.70%		0.07%		0.46	%(l)
Portfolio turnover rate^	5%		7%		11%		79%		13	%(z)

Class K	January 1, 2016 to February 21, 2016‡	May 1, 2015* to December 31, 2015
Net asset value, beginning of year	$9.60	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)	0.05
Net realized and unrealized gain (loss)	(0.48)	(0.42)

Total from investment operations	(0.49)	(0.37)

Less distributions:
Dividends from net investment income	—	(0.03)
Distributions from net realized gains	—	—	#

Total dividends and distributions	—	(0.03)

Net asset value, end of year	$9.11	$9.60

Total return (b)	(5.10)%	(3.68)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$9539
Ratio of expenses to average net assets:
After waivers (a)(f)	0.89%	0.92%
Before waivers (a)(f)	0.98%	1.39%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.80)%	0.70	%(l)
Before waivers (a)(f)	(0.89)%	0.23	%(l)
Portfolio turnover rate^	79%	13	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
‡	After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed. The shares are no longer operational, but are still registered.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	15.80%	4.90%	5.46%
EQ/AB Dynamic Moderate Growth Index	18.58	6.67	7.02
S&P 500® Index	31.49	11.70	12.74
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	1.99	2.19

* Date of inception 2/18/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 15.80% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/AB Dynamic Moderate Growth Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 18.58%, 31.49% and 5.20%, respectively.

Asset Class Overview

U.S. and international stocks recorded strong double-digit returns while emerging markets also rallied during the 12-month period ended December 31, 2019. After declining sharply at the end of 2018, equity markets rebounded dramatically in January, as strong corporate earnings and optimism about a trade truce between the US and China calmed investors. Trade-war tensions resurfaced, however, and emerging geopolitical pressures drove market volatility.

Tariff wars, restrictive monetary policy and a decline in industrial production stoked recessionary fears throughout the global economy. In response, the world’s central banks implemented accommodative monetary policies to help support capital markets. Late in the third quarter, equity market performance was accompanied by a sharp style rotation in the U.S. Quality-growth and lower-volatility stocks, which had been strong performers, lagged and value stocks outperformed. However, for the most part, growth stocks continued to outperform value over the entire period.

From a market-capitalization perspective, large-cap stocks outperformed their small-cap peers. In December, equity markets rallied on news that the U.S. and China had agreed to a preliminary phase-one trade deal due to be signed in January 2020.

Global fixed-income markets also performed strongly over the 12-month period. Long-dated developed-market treasuries were strong performers, given their interest-rate sensitivity, even when yield curves began to trend higher in September. Investment-grade, high-yield and emerging-market sovereign debt all posted solid returns as credit spreads tightened.

In addition to lowering rates, the Federal Reserve increased its balance sheet later in the period to manage liquidity in the repurchase agreement market, effectively capping short-term rates. The European Central Bank reduced rates to a record low in September and announced the resumption of quantitative easing. The Bank of Japan issued guidance for the continuation of low rates and implemented a significant fiscal stimulus program in December.

Portfolio Highlights

What helped performance during the year:

•	A relative Portfolio overweight to international large cap equities contributed during the year.

What hurt performance during the year:

•

Throughout most of 2019, the Portfolio maintained a modest underweight to risk assets. In a robust year for equity returns, the overall equity positioning modestly detracted from performance, specifically, in the month of January, as equity markets strongly advanced, following a meaningful sell-off at the end of 2018.

•	A relative underweight to U.S. large cap equities also detracted.

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO (Unaudited)

How did derivatives contribute/detract from performance during the year?

•

The Portfolio utilizes a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate and currency risk and to provide efficient exposure. In 2019, within equities, the U.S. large-cap futures positions detracted from performance, as U.S. equities strongly outperformed the rest of the globe and the Portfolio held an underweight position to U.S. large-cap equities. European equities also performed strongly in 2019 and the Portfolio held an overweight position. UK equity futures very modestly contributed to performance, while Japan equity futures detracted. The Portfolio dynamically allocated to UK and Japan equities over the year. Fixed income futures contributed to performance while currency forwards overall detracted from performance.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

At period end, the Portfolio maintained a moderately positive posture near term but we expect future asset returns and global growth to be modest, as longer-term secular growth concerns and single digit earnings growth expectations persist. These risks, along with the rising geopolitical tensions and a tide of populist policies globally, present possible downside risks. We are closely monitoring economic indicators and risk exposures but we do not expect a sharp global contraction in the year ahead.

Portfolio Characteristics As of December 31, 2019
Weighted Average Life (Years)	4.37
Weighted Average Coupon (%)	2.19
Weighted Average Effective Duration (Years)*	4.08
Weighted Average Rating**	AAA

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2019	% of Net Assets
U.S. Treasury Obligations	29.3%
Information Technology	12.0
Financials	10.1
Health Care	9.1
Industrials	7.5
Consumer Discretionary	7.0
Communication Services	5.8
Consumer Staples	5.8
Energy	3.1
Materials	2.8
Utilities	2.3
Real Estate	2.1
U.S. Government Agency Securities	1.5
Repurchase Agreements	0.2
Cash and Other	1.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,049.60	$5.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.65

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.11%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (5.8%)
Diversified Telecommunication Services (1.4%)
AT&T, Inc.	326,763	$12,769,898
BT Group plc	339,840	866,273
Cellnex Telecom SA (m)	10,135	436,207
CenturyLink, Inc.	43,892	579,813
Deutsche Telekom AG (Registered)	134,847	2,203,827
Elisa OYJ	5,755	317,928
HKT Trust & HKT Ltd.	153,168	215,826
Iliad SA (x)	1,077	139,593
Koninklijke KPN NV	144,533	426,545
Nippon Telegraph & Telephone Corp.	52,080	1,321,472
Orange SA	80,715	1,187,859
PCCW Ltd.	171,776	101,624
Proximus SADP	6,154	176,163
Singapore Telecommunications Ltd.	330,323	825,747
Spark New Zealand Ltd.	74,288	216,546
Swisscom AG (Registered)	1,048	555,078
Telecom Italia SpA (Aquis Stock Exchange)	243,872	149,304
Telecom Italia SpA (Turquoise Stock Exchange)*	369,053	230,331
Telefonica Deutschland Holding AG	36,103	104,644
Telefonica SA	189,057	1,320,530
Telenor ASA	29,179	523,303
Telia Co. AB	110,701	475,715
Telstra Corp. Ltd.	168,412	418,368
TPG Telecom Ltd.	15,014	70,697
United Internet AG (Registered)	4,976	163,429
Verizon Communications, Inc.	184,925	11,354,395

		37,151,115

Entertainment (1.0%)
Activision Blizzard, Inc.	34,224	2,033,590
Electronic Arts, Inc.*	13,115	1,409,994
Konami Holdings Corp.	3,774	155,781
Live Nation Entertainment, Inc.*	6,356	454,263
Netflix, Inc.*	19,646	6,356,856
Nexon Co. Ltd.*	19,946	266,179
Nintendo Co. Ltd.	4,528	1,832,370
Square Enix Holdings Co. Ltd.	3,718	185,806
Take-Two Interactive Software, Inc.*	5,039	616,925
Toho Co. Ltd.	4,588	191,915
Ubisoft Entertainment SA*	3,419	236,165
Vivendi SA	34,551	1,000,676
Walt Disney Co. (The)	80,553	11,650,380

		26,390,900

Interactive Media & Services (2.2%)
Alphabet, Inc., Class A*	13,404	17,953,184
Alphabet, Inc., Class C*	13,528	18,087,207
Auto Trader Group plc (m)	37,479	295,187
Facebook, Inc., Class A*	107,636	22,092,289
Kakaku.com, Inc.	5,509	141,610
LINE Corp. (x)*	2,437	119,994
REA Group Ltd.	2,132	154,999
Twitter, Inc.*	34,519	1,106,334
Z Holdings Corp.	107,273	455,136

		60,405,940

Media (0.8%)
Altice Europe NV, Class A*	27,299	176,011
Charter Communications, Inc., Class A*	7,270	3,526,532
Comcast Corp., Class A	202,804	9,120,096
CyberAgent, Inc.	4,092	143,675
Dentsu Group, Inc.	8,751	304,036
Discovery, Inc., Class A (x)*	7,055	230,981
Discovery, Inc., Class C*	15,453	471,162
DISH Network Corp., Class A*	11,268	399,676
Eutelsat Communications SA	7,063	114,798
Fox Corp., Class A	15,843	587,300
Fox Corp., Class B	7,260	264,264
Hakuhodo DY Holdings, Inc.	9,446	153,702
Informa plc	50,645	574,913
Interpublic Group of Cos., Inc. (The)	17,235	398,128
ITV plc	146,574	293,169
JCDecaux SA	3,444	106,159
News Corp., Class A	17,236	243,717
News Corp., Class B	5,420	78,644
Omnicom Group, Inc.	9,630	780,223
Pearson plc	31,638	266,952
Publicis Groupe SA	8,752	396,219
Schibsted ASA, Class B	3,965	113,721
SES SA (FDR)	14,738	206,645
Singapore Press Holdings Ltd.	65,421	106,039
Telenet Group Holding NV	1,873	84,164
ViacomCBS, Inc.	23,965	1,005,811
WPP plc	51,054	721,233

		20,867,970

Wireless Telecommunication Services (0.4%)
KDDI Corp.	71,470	2,139,726
Millicom International Cellular SA (SDR)	2,675	128,119
NTT DOCOMO, Inc.	53,974	1,509,116
Softbank Corp.	67,787	910,544
SoftBank Group Corp.	63,412	2,775,643
Tele2 AB, Class B	20,203	293,025
T-Mobile US, Inc.*	14,067	1,103,134
Vodafone Group plc	1,082,992	2,105,318

		10,964,625

Total Communication Services		155,780,550

Consumer Discretionary (7.0%)
Auto Components (0.3%)
Aisin Seiki Co. Ltd.	6,557	245,612
Aptiv plc	11,383	1,081,043
BorgWarner, Inc.	9,160	397,361
Bridgestone Corp. (x)	23,107	865,542
Cie Generale des Etablissements Michelin SCA	6,914	846,118
Continental AG	4,450	575,328

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Denso Corp.	17,533	$801,333
Faurecia SE	3,071	165,451
Koito Manufacturing Co. Ltd.	4,228	198,452
NGK Spark Plug Co. Ltd.	6,339	124,499
Nokian Renkaat OYJ	5,058	145,413
Pirelli & C SpA (m)	16,183	93,304
Stanley Electric Co. Ltd.	5,304	155,232
Sumitomo Electric Industries Ltd.	30,515	463,953
Sumitomo Rubber Industries Ltd.	6,917	85,114
Toyoda Gosei Co. Ltd.	2,629	66,417
Toyota Industries Corp.	5,932	345,585
Valeo SA	9,751	343,553
Yokohama Rubber Co. Ltd. (The)	4,801	94,160

		7,093,470

Automobiles (0.8%)
Bayerische Motoren Werke AG	13,395	1,098,941
Bayerische Motoren Werke AG (Preference) (q)	2,270	140,172
Daimler AG (Registered)	36,791	2,037,424
Ferrari NV	4,876	808,926
Fiat Chrysler Automobiles NV	43,914	649,914
Ford Motor Co.	175,190	1,629,267
General Motors Co.	56,150	2,055,090
Harley-Davidson, Inc.	7,000	260,330
Honda Motor Co. Ltd.	65,958	1,881,219
Isuzu Motors Ltd.	22,311	266,734
Mazda Motor Corp.	23,005	198,598
Mitsubishi Motors Corp.	27,132	114,366
Nissan Motor Co. Ltd.	93,919	549,831
Peugeot SA	23,794	568,491
Porsche Automobil Holding SE (Preference) (q)	6,195	463,077
Renault SA	7,776	367,908
Subaru Corp.	24,895	621,716
Suzuki Motor Corp.	14,900	626,279
Toyota Motor Corp.	92,410	6,560,681
Volkswagen AG	1,313	255,161
Volkswagen AG (Preference) (q)	7,508	1,484,245
Yamaha Motor Co. Ltd.	11,328	229,677

		22,868,047

Distributors (0.0%)
Genuine Parts Co.	6,535	694,213
Jardine Cycle & Carriage Ltd.	3,997	89,453
LKQ Corp.*	13,696	488,947

		1,272,613

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	2,903	76,786
H&R Block, Inc.	8,970	210,616

		287,402

Hotels, Restaurants & Leisure (1.2%)
Accor SA	7,101	332,547
Aristocrat Leisure Ltd.	23,250	549,349
Carnival Corp.	17,855	907,570
Carnival plc	6,475	312,538
Chipotle Mexican Grill, Inc.*	1,211	1,013,740
Compass Group plc	64,182	1,606,792
Crown Resorts Ltd.	15,068	126,993
Darden Restaurants, Inc.	5,465	595,740
Flight Centre Travel Group Ltd.	2,250	69,568
Flutter Entertainment plc (x)	3,164	384,541
Galaxy Entertainment Group Ltd.	87,644	645,607
Genting Singapore Ltd.	244,650	167,350
GVC Holdings plc	23,543	275,738
Hilton Worldwide Holdings, Inc.	12,830	1,422,975
InterContinental Hotels Group plc	6,996	482,620
Las Vegas Sands Corp.	15,113	1,043,402
Marriott International, Inc., Class A	12,230	1,851,989
McDonald’s Corp.	33,945	6,707,871
McDonald’s Holdings Co. Japan Ltd. (x)	2,689	129,680
Melco Resorts & Entertainment Ltd. (ADR)	8,502	205,493
MGM Resorts International	23,270	774,193
Norwegian Cruise Line Holdings Ltd.*	9,603	560,911
Oriental Land Co. Ltd.	8,093	1,108,314
Royal Caribbean Cruises Ltd.	7,666	1,023,488
Sands China Ltd.	98,153	524,630
SJM Holdings Ltd.	80,205	91,298
Sodexo SA	3,579	424,139
Starbucks Corp.	53,493	4,703,105
Tabcorp Holdings Ltd.	81,696	259,706
TUI AG	17,837	225,353
Whitbread plc	5,408	347,140
Wynn Macau Ltd.	63,077	155,420
Wynn Resorts Ltd.	4,295	596,447
Yum! Brands, Inc.	13,580	1,367,913

		30,994,160

Household Durables (0.5%)
Barratt Developments plc	41,190	407,347
Berkeley Group Holdings plc	4,830	310,870
Casio Computer Co. Ltd.	7,859	158,475
DR Horton, Inc.	15,035	793,096
Electrolux AB	9,125	223,976
Garmin Ltd.	6,430	627,311
Husqvarna AB, Class B	16,907	135,417
Iida Group Holdings Co. Ltd.	5,956	105,191
Leggett & Platt, Inc.	5,855	297,610
Lennar Corp., Class A	12,625	704,349
Mohawk Industries, Inc.*	2,700	368,226
Newell Brands, Inc.	16,947	325,721
Nikon Corp.	12,975	160,493
NVR, Inc.*	164	624,579
Panasonic Corp.	89,321	846,311
Persimmon plc	12,887	460,040
PulteGroup, Inc.	11,485	445,618
Rinnai Corp.	1,357	106,782
SEB SA	916	136,038
Sekisui Chemical Co. Ltd.	14,701	257,611
Sekisui House Ltd.	25,149	540,106

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Sharp Corp. (x)	8,616	$133,615
Sony Corp.	51,452	3,504,636
Taylor Wimpey plc	132,695	339,935
Whirlpool Corp.	2,865	422,673

		12,436,026

Internet & Direct Marketing Retail (1.6%)
Amazon.com, Inc.*	18,646	34,454,824
Booking Holdings, Inc.*	1,979	4,064,332
Delivery Hero SE (m)*	4,582	362,652
eBay, Inc.	35,235	1,272,336
Expedia Group, Inc.	6,227	673,388
Mercari, Inc.*	3,077	63,293
Ocado Group plc*	18,592	314,979
Prosus NV*	19,719	1,471,564
Rakuten, Inc.	34,824	299,668
Zalando SE (m)*	5,600	283,799
ZOZO, Inc.	4,412	84,744

		43,345,579

Leisure Products (0.1%)
Bandai Namco Holdings, Inc.	8,083	493,289
Hasbro, Inc.	5,225	551,812
Sankyo Co. Ltd.	1,812	60,453
Sega Sammy Holdings, Inc.	7,001	101,998
Shimano, Inc.	3,001	490,799
Yamaha Corp.	5,812	325,222

		2,023,573

Multiline Retail (0.4%)
Dollar General Corp.	11,510	1,795,330
Dollar Tree, Inc.*	10,544	991,663
Harvey Norman Holdings Ltd. (x)	22,741	64,951
Isetan Mitsukoshi Holdings Ltd.	13,610	123,255
J Front Retailing Co. Ltd.	9,304	131,012
Kohl’s Corp.	7,050	359,197
Macy’s, Inc. (x)	13,760	233,920
Marks & Spencer Group plc	78,895	223,117
Marui Group Co. Ltd.	7,691	188,851
Next plc	5,390	501,057
Nordstrom, Inc.	4,730	193,599
Pan Pacific International Holdings Corp.	17,935	298,930
Ryohin Keikaku Co. Ltd.	9,655	227,124
Target Corp.	22,800	2,923,188
Wesfarmers Ltd.	45,872	1,332,694

		9,587,888

Specialty Retail (1.2%)
ABC-Mart, Inc.	1,335	91,412
Advance Auto Parts, Inc.	3,166	507,067
AutoZone, Inc.*	1,105	1,316,397
Best Buy Co., Inc.	10,335	907,413
CarMax, Inc.*	7,410	649,635
Dufry AG (Registered)*	1,636	162,315
Fast Retailing Co. Ltd. (x)	2,361	1,412,406
Gap, Inc. (The)	9,545	168,756
Hennes & Mauritz AB, Class B	32,502	660,981
Hikari Tsushin, Inc.	848	214,078
Home Depot, Inc. (The)	48,985	10,697,344
Industria de Diseno Textil SA	44,132	1,556,865
JD Sports Fashion plc	17,718	196,532
Kingfisher plc	85,371	245,389
L Brands, Inc.	10,355	187,633
Lowe’s Cos., Inc.	34,515	4,133,516
Nitori Holdings Co. Ltd. (x)	3,241	513,793
O’Reilly Automotive, Inc.*	3,465	1,518,571
Ross Stores, Inc.	16,280	1,895,318
Shimamura Co. Ltd.	896	68,609
Tiffany & Co.	4,800	641,520
TJX Cos., Inc. (The)	54,040	3,299,682
Tractor Supply Co.	5,304	495,606
Ulta Beauty, Inc.*	2,642	668,796
USS Co. Ltd.	8,871	168,676
Yamada Denki Co. Ltd.	25,416	135,203

		32,513,513

Textiles, Apparel & Luxury Goods (0.9%)
adidas AG	7,298	2,372,351
Burberry Group plc	16,647	486,216
Capri Holdings Ltd.*	6,763	258,009
Cie Financiere Richemont SA (Registered)	21,119	1,659,755
EssilorLuxottica SA	11,467	1,746,732
Hanesbrands, Inc. (x)	16,100	239,085
Hermes International	1,282	958,009
Kering SA	3,066	2,012,580
LVMH Moet Hennessy Louis Vuitton SE	11,247	5,225,448
Moncler SpA	7,305	328,334
NIKE, Inc., Class B	55,970	5,670,321
Pandora A/S	4,045	175,963
Puma SE	3,356	257,299
PVH Corp.	3,252	341,948
Ralph Lauren Corp.	2,279	267,144
Swatch Group AG (The)	1,171	326,689
Swatch Group AG (The) (Registered)	2,128	112,469
Tapestry, Inc.	12,750	343,868
Under Armour, Inc., Class A*	8,392	181,267
Under Armour, Inc., Class C*	8,650	165,907
VF Corp.	14,520	1,447,063
Yue Yuen Industrial Holdings Ltd.	29,351	86,633

		24,663,090

Total Consumer Discretionary		187,085,361

Consumer Staples (5.8%)
Beverages (1.3%)
Anheuser-Busch InBev SA/NV	30,827	2,514,213
Asahi Group Holdings Ltd.	14,673	672,915
Brown-Forman Corp., Class B	8,080	546,208
Budweiser Brewing Co. APAC Ltd. (m)*	53,580	180,839
Carlsberg A/S, Class B	4,327	645,492
Coca-Cola Amatil Ltd.	20,504	159,139
Coca-Cola Bottlers Japan, Inc. (x)	5,007	128,614
Coca-Cola Co. (The)	172,030	9,521,861
Coca-Cola European Partners plc	9,358	476,135

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Coca-Cola HBC AG*	8,078	$274,458
Constellation Brands, Inc., Class A	7,450	1,413,638
Davide Campari-Milano SpA	23,498	214,552
Diageo plc	95,702	4,057,174
Heineken Holding NV	4,661	451,720
Heineken NV	10,486	1,116,463
Kirin Holdings Co. Ltd.	33,280	732,034
Molson Coors Brewing Co., Class B	8,305	447,640
Monster Beverage Corp.*	17,240	1,095,602
PepsiCo, Inc.	62,500	8,541,875
Pernod Ricard SA	8,590	1,535,883
Remy Cointreau SA	913	112,140
Suntory Beverage & Food Ltd.	5,625	235,292
Treasury Wine Estates Ltd.	29,119	331,852

		35,405,739

Food & Staples Retailing (1.0%)
Aeon Co. Ltd.	26,457	549,204
Carrefour SA	24,495	410,767
Casino Guichard Perrachon SA (x)	2,193	102,577
Coles Group Ltd.	45,872	477,710
Colruyt SA	2,234	116,473
Costco Wholesale Corp.	19,725	5,797,572
Dairy Farm International Holdings Ltd.	13,681	78,118
FamilyMart Co. Ltd.	10,253	247,703
ICA Gruppen AB	3,662	170,934
J Sainsbury plc	71,598	218,034
Jeronimo Martins SGPS SA	10,183	167,508
Koninklijke Ahold Delhaize NV	47,891	1,197,672
Kroger Co. (The)	35,660	1,033,783
Lawson, Inc.	2,028	115,534
METRO AG	7,284	117,246
Seven & i Holdings Co. Ltd.	30,484	1,123,073
Sundrug Co. Ltd.	2,896	105,413
Sysco Corp.	22,900	1,958,866
Tesco plc	396,225	1,339,391
Tsuruha Holdings, Inc. (x)	1,494	192,774
Walgreens Boots Alliance, Inc.	33,855	1,996,091
Walmart, Inc.	63,601	7,558,343
Welcia Holdings Co. Ltd.	1,908	122,043
Wm Morrison Supermarkets plc	97,103	256,988
Woolworths Group Ltd.	50,924	1,292,211

		26,746,028

Food Products (1.3%)
a2 Milk Co. Ltd. (x)*	29,743	300,745
Ajinomoto Co., Inc.	17,774	296,901
Archer-Daniels-Midland Co.	24,875	1,152,956
Associated British Foods plc	14,413	495,996
Barry Callebaut AG (Registered)	122	269,514
Calbee, Inc.	3,251	106,367
Campbell Soup Co.	7,490	370,156
Chocoladefabriken Lindt & Spruengli AG	43	333,896
Chocoladefabriken Lindt & Spruengli AG (Registered)	4	353,379
Conagra Brands, Inc.	21,715	743,522
Danone SA	24,982	2,070,849
General Mills, Inc.	26,985	1,445,317
Hershey Co. (The)	6,675	981,092
Hormel Foods Corp.	12,340	556,657
JM Smucker Co. (The)	5,060	526,898
Kellogg Co.	11,030	762,835
Kerry Group plc (London Stock Exchange), Class A	1,182	145,843
Kerry Group plc (Turquoise Stock Exchange), Class A	5,243	653,387
Kikkoman Corp.	5,883	290,752
Kraft Heinz Co. (The)	27,785	892,732
Lamb Weston Holdings, Inc.	6,446	554,549
McCormick & Co., Inc. (Non-Voting)	5,550	942,002
Meiji Holdings Co. Ltd.	4,632	314,612
Mondelez International, Inc., Class A	64,405	3,547,427
Mowi ASA	17,783	462,233
Nestle SA (Registered)	120,403	13,035,572
NH Foods Ltd.	3,332	138,303
Nisshin Seifun Group, Inc.	8,003	140,387
Nissin Foods Holdings Co. Ltd.	2,565	191,687
Orkla ASA	30,386	307,899
Toyo Suisan Kaisha Ltd.	3,588	152,892
Tyson Foods, Inc., Class A	13,180	1,199,907
Vitasoy International Holdings Ltd. (x)	30,115	109,178
WH Group Ltd. (m)	386,856	399,650
Wilmar International Ltd.	77,720	238,081
Yakult Honsha Co. Ltd.	4,844	268,826
Yamazaki Baking Co. Ltd.	4,901	87,912

		34,840,911

Household Products (1.0%)
Church & Dwight Co., Inc.	10,980	772,333
Clorox Co. (The)	5,645	866,733
Colgate-Palmolive Co.	38,310	2,637,260
Essity AB, Class B	24,537	790,625
Henkel AG & Co. KGaA	4,204	396,113
Henkel AG & Co. KGaA (Preference) (q)	7,208	745,457
Kimberly-Clark Corp.	15,420	2,121,021
Lion Corp.	9,076	177,502
Pigeon Corp. (x)	4,675	172,750
Procter & Gamble Co. (The)	111,930	13,980,057
Reckitt Benckiser Group plc	28,697	2,329,758
Unicharm Corp.	16,326	555,945

		25,545,554

Personal Products (0.6%)
Beiersdorf AG	4,078	487,848
Coty, Inc., Class A	13,076	147,105
Estee Lauder Cos., Inc. (The), Class A	9,940	2,053,007
Kao Corp.	19,500	1,619,691
Kobayashi Pharmaceutical Co. Ltd.	1,991	169,864
Kose Corp.	1,348	198,500
L’Oreal SA	10,223	3,027,325
Pola Orbis Holdings, Inc. (x)	3,708	89,206

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Shiseido Co. Ltd.	16,183	$1,159,046
Unilever NV	59,371	3,411,736
Unilever plc	44,902	2,587,555

		14,950,883

Tobacco (0.6%)
Altria Group, Inc.	83,495	4,167,236
British American Tobacco plc	92,803	3,972,381
Imperial Brands plc	38,572	954,918
Japan Tobacco, Inc. (x)	48,549	1,086,885
Philip Morris International, Inc.	69,555	5,918,435
Swedish Match AB	6,875	354,380

		16,454,235

Total Consumer Staples		153,943,350

Energy (3.1%)
Energy Equipment & Services (0.2%)
Baker Hughes Co.	29,005	743,398
Halliburton Co.	39,115	957,144
Helmerich & Payne, Inc.	4,830	219,427
National Oilwell Varco, Inc.	17,160	429,858
Schlumberger Ltd.	61,843	2,486,089
TechnipFMC plc	18,726	401,485
Tenaris SA	19,104	215,361
Worley Ltd. (x)	13,648	146,631

		5,599,393

Oil, Gas & Consumable Fuels (2.9%)
Aker BP ASA	4,371	143,388
Apache Corp.	16,785	429,528
BP plc	824,194	5,148,586
Cabot Oil & Gas Corp.	18,640	324,522
Caltex Australia Ltd.	10,102	240,674
Chevron Corp.	84,880	10,228,889
Cimarex Energy Co.	4,441	233,108
Concho Resources, Inc.	8,903	779,636
ConocoPhillips	49,570	3,223,537
Devon Energy Corp.	18,010	467,720
Diamondback Energy, Inc.	7,211	669,613
Eni SpA	102,922	1,598,488
EOG Resources, Inc.	25,910	2,170,222
Equinor ASA	40,522	810,043
Exxon Mobil Corp.	189,214	13,203,353
Galp Energia SGPS SA	20,280	338,946
Hess Corp.	11,570	772,992
HollyFrontier Corp.	6,727	341,126
Idemitsu Kosan Co. Ltd.	7,940	221,418
Inpex Corp.	41,413	433,168
JXTG Holdings, Inc.	127,999	586,542
Kinder Morgan, Inc.	87,023	1,842,277
Koninklijke Vopak NV	2,845	154,232
Lundin Petroleum AB	7,519	255,521
Marathon Oil Corp.	35,920	487,794
Marathon Petroleum Corp.	29,412	1,772,073
Neste OYJ	17,116	595,554
Noble Energy, Inc.	21,300	529,092
Occidental Petroleum Corp.	40,001	1,648,441
Oil Search Ltd.	55,519	282,463
OMV AG	5,959	334,745
ONEOK, Inc.	18,447	1,395,885
Origin Energy Ltd.	71,255	422,527
Phillips 66	20,060	2,234,885
Pioneer Natural Resources Co.	7,480	1,132,248
Repsol SA	58,215	909,626
Royal Dutch Shell plc, Class A	173,104	5,124,711
Royal Dutch Shell plc, Class B	151,143	4,483,569
Santos Ltd.	71,631	411,185
TOTAL SA	97,102	5,358,830
Valero Energy Corp.	18,485	1,731,120
Washington H Soul Pattinson & Co. Ltd.	4,842	73,054
Williams Cos., Inc. (The)	54,207	1,285,790
Woodside Petroleum Ltd.	37,875	913,778

		75,744,899

Total Energy		81,344,292

Financials (10.1%)
Banks (4.8%)
ABN AMRO Bank NV (CVA) (m)	17,113	311,353
AIB Group plc (BrsaItaliana Stock Exchange)	625	2,178
AIB Group plc (Turquoise Stock Exchange)	32,320	113,255
Aozora Bank Ltd.	4,785	127,315
Australia & New Zealand Banking Group Ltd.	114,681	1,982,158
Banco Bilbao Vizcaya Argentaria SA	269,769	1,507,855
Banco de Sabadell SA	231,094	269,587
Banco Espirito Santo SA (Registered) (r)*	26,714	—
Banco Santander SA	672,336	2,813,014
Bank Hapoalim BM	45,915	380,930
Bank Leumi Le-Israel BM	59,857	435,759
Bank of America Corp.	365,143	12,860,336
Bank of East Asia Ltd. (The)	52,738	117,763
Bank of Ireland Group plc (Aquis Stock Exchange)	24,455	133,263
Bank of Ireland Group plc (Turquoise Stock Exchange)	14,706	80,530
Bank of Kyoto Ltd. (The)	2,147	92,871
Bankia SA	49,674	106,006
Bankinter SA	27,274	199,835
Barclays plc	697,871	1,660,592
Bendigo & Adelaide Bank Ltd.	19,888	136,494
BNP Paribas SA	49,723	2,946,556
BOC Hong Kong Holdings Ltd.	149,713	519,710
CaixaBank SA	145,198	455,706
Chiba Bank Ltd. (The)	22,103	128,767
Citigroup, Inc.	101,030	8,071,287
Citizens Financial Group, Inc.	19,908	808,464
Comerica, Inc.	6,670	478,573
Commerzbank AG	40,534	250,841
Commonwealth Bank of Australia	71,620	4,015,721
Concordia Financial Group Ltd.	42,835	178,192
Credit Agricole SA	63,855	925,768
Danske Bank A/S	26,161	423,329
DBS Group Holdings Ltd.	72,612	1,397,226
DNB ASA	38,361	716,595
Erste Group Bank AG*	12,172	458,206

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Fifth Third Bancorp	32,575	$1,001,356
FinecoBank Banca Fineco SpA	24,635	295,398
First Republic Bank	7,472	877,586
Fukuoka Financial Group, Inc.	6,959	134,818
Hang Seng Bank Ltd.	30,939	639,244
HSBC Holdings plc	816,836	6,404,245
Huntington Bancshares, Inc.	46,405	699,787
ING Groep NV	157,644	1,889,951
Intesa Sanpaolo SpA	602,148	1,586,246
Israel Discount Bank Ltd., Class A	47,093	218,330
Japan Post Bank Co. Ltd.	16,385	158,338
JPMorgan Chase & Co.	142,980	19,931,412
KBC Group NV	10,102	759,885
KeyCorp	44,800	906,752
Lloyds Banking Group plc	2,836,709	2,348,440
M&T Bank Corp.	5,990	1,016,803
Mebuki Financial Group, Inc.	35,776	92,193
Mediobanca Banca di Credito Finanziario SpA	25,126	276,596
Mitsubishi UFJ Financial Group, Inc.	497,674	2,717,042
Mizrahi Tefahot Bank Ltd.	5,690	151,588
Mizuho Financial Group, Inc.	975,964	1,511,709
National Australia Bank Ltd.	116,641	2,016,035
Nordea Bank Abp (Aquis Stock Exchange)	1,774	14,407
Nordea Bank Abp (Turquoise Stock Exchange)	121,566	981,733
Oversea-Chinese Banking Corp. Ltd.	131,150	1,070,692
People’s United Financial, Inc.	18,960	320,424
PNC Financial Services Group, Inc. (The)	19,900	3,176,637
Raiffeisen Bank International AG	5,988	150,388
Regions Financial Corp.	44,560	764,650
Resona Holdings, Inc.	84,626	373,069
Royal Bank of Scotland Group plc	195,693	622,894
Seven Bank Ltd.	23,852	78,588
Shinsei Bank Ltd.	7,860	121,168
Shizuoka Bank Ltd. (The)	18,361	138,229
Skandinaviska Enskilda Banken AB, Class A	65,846	619,208
Societe Generale SA	40,387	1,405,045
Standard Chartered plc	110,296	1,040,803
Sumitomo Mitsui Financial Group, Inc.	53,796	1,999,248
Sumitomo Mitsui Trust Holdings, Inc.	13,423	535,783
SVB Financial Group*	2,360	592,454
Svenska Handelsbanken AB, Class A	62,144	669,453
Swedbank AB, Class A	36,639	545,496
Truist Financial Corp.	59,817	3,368,893
UniCredit SpA	81,322	1,187,670
United Overseas Bank Ltd.	50,993	1,001,320
US Bancorp	64,045	3,797,228
Wells Fargo & Co.	179,280	9,645,264
Westpac Banking Corp.	141,195	2,400,795
Zions Bancorp NA	7,820	406,014

		127,767,342

Capital Markets (1.8%)
3i Group plc	39,367	572,558
Ameriprise Financial, Inc.	5,830	971,161
Amundi SA (m)	5,600	439,078
ASX Ltd.	7,832	430,950
Bank of New York Mellon Corp. (The)	38,360	1,930,659
BlackRock, Inc.	5,275	2,651,742
Cboe Global Markets, Inc.	4,988	598,560
Charles Schwab Corp. (The)	52,010	2,473,596
CME Group, Inc.	15,980	3,207,506
Credit Suisse Group AG (Registered)*	103,411	1,400,291
Daiwa Securities Group, Inc.	61,878	314,928
Deutsche Bank AG (Registered)	79,436	616,328
Deutsche Boerse AG	7,687	1,208,444
E*TRADE Financial Corp.	10,075	457,103
Franklin Resources, Inc.	12,535	325,659
Goldman Sachs Group, Inc. (The)	14,470	3,327,087
Hargreaves Lansdown plc	11,514	295,115
Hong Kong Exchanges & Clearing Ltd.	48,355	1,569,988
Intercontinental Exchange, Inc.	25,000	2,313,750
Invesco Ltd.	17,190	309,076
Japan Exchange Group, Inc.	20,614	366,159
Julius Baer Group Ltd.*	9,054	467,107
London Stock Exchange Group plc	12,735	1,307,331
Macquarie Group Ltd.	13,082	1,265,503
Magellan Financial Group Ltd.	5,158	206,138
MarketAxess Holdings, Inc.	1,695	642,591
Moody’s Corp.	7,265	1,724,784
Morgan Stanley	56,140	2,869,877
MSCI, Inc.	3,758	970,240
Nasdaq, Inc.	5,145	551,029
Natixis SA	92,544	410,867
Nomura Holdings, Inc.	134,275	696,245
Northern Trust Corp.	9,550	1,014,592
Partners Group Holding AG	757	694,112
Raymond James Financial, Inc.	5,434	486,126
S&P Global, Inc.	11,010	3,006,280
SBI Holdings, Inc.	9,570	203,898
Schroders plc	5,029	222,092
Singapore Exchange Ltd.	32,517	214,209
St James’s Place plc	21,523	331,992
Standard Life Aberdeen plc	97,076	421,894
State Street Corp.	16,575	1,311,083
T. Rowe Price Group, Inc.	10,545	1,284,803
UBS Group AG (Registered)*	156,129	1,972,181

		48,054,712

Consumer Finance (0.3%)
Acom Co. Ltd.	16,145	73,849
AEON Financial Service Co. Ltd.	4,561	72,494
American Express Co.	30,435	3,788,853
Capital One Financial Corp.	21,022	2,163,374
Credit Saison Co. Ltd.	6,377	111,571
Discover Financial Services	14,190	1,203,596
Synchrony Financial	27,218	980,120

		8,393,857

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Diversified Financial Services (0.9%)
AMP Ltd.	135,645	$182,287
Berkshire Hathaway, Inc., Class B*	87,756	19,876,734
Challenger Ltd.	22,269	126,425
Eurazeo SE	5,164	353,340
EXOR NV	4,387	339,936
Groupe Bruxelles Lambert SA	3,264	344,009
Industrivarden AB, Class C	6,757	162,967
Investor AB, Class B	18,427	1,005,715
Kinnevik AB, Class B	9,787	239,284
L E Lundbergforetagen AB, Class B	3,074	134,889
M&G plc*	103,560	325,380
Mitsubishi UFJ Lease & Finance Co. Ltd.	16,309	105,970
ORIX Corp.	53,591	893,224
Pargesa Holding SA	1,562	129,844
Rolls-Royce International Ltd. (Preference) (q)(r)*	3,038,346	4,025
Tokyo Century Corp.	1,725	92,874
Wendel SA	2,846	378,294

		24,695,197

Insurance (2.3%)
Admiral Group plc	7,651	234,006
Aegon NV	72,067	328,766
Aflac, Inc.	33,040	1,747,816
Ageas	7,223	426,815
AIA Group Ltd.	489,082	5,134,159
Allianz SE (Registered)	17,173	4,207,029
Allstate Corp. (The)	14,690	1,651,891
American International Group, Inc.	38,854	1,994,376
Aon plc	10,555	2,198,501
Arthur J Gallagher & Co.	8,261	786,695
Assicurazioni Generali SpA	44,456	917,291
Assurant, Inc.	2,765	362,436
Aviva plc	158,470	878,891
Baloise Holding AG (Registered)	1,974	356,944
Chubb Ltd.	20,381	3,172,506
Cincinnati Financial Corp.	6,765	711,340
CNP Assurances	19,085	379,558
Dai-ichi Life Holdings, Inc.	43,638	729,542
Direct Line Insurance Group plc	55,629	230,269
Everest Re Group Ltd.	1,850	512,154
Gjensidige Forsikring ASA	8,091	169,805
Globe Life, Inc.	4,443	467,626
Hannover Rueck SE	2,440	471,576
Hartford Financial Services Group, Inc. (The)	16,115	979,309
Insurance Australia Group Ltd.	93,500	502,600
Japan Post Holdings Co. Ltd.	63,721	601,700
Japan Post Insurance Co. Ltd.	9,104	156,014
Legal & General Group plc	241,314	968,523
Lincoln National Corp.	8,875	523,714
Loews Corp.	11,625	610,196
Mapfre SA (x)	43,607	115,437
Marsh & McLennan Cos., Inc.	22,590	2,516,752
Medibank Pvt Ltd.	111,421	247,079
MetLife, Inc.	35,520	1,810,454
MS&AD Insurance Group Holdings, Inc.	19,202	638,152
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	5,839	1,722,546
NN Group NV	12,380	469,646
Poste Italiane SpA (m)	21,137	239,939
Principal Financial Group, Inc.	11,575	636,625
Progressive Corp. (The)	26,100	1,889,379
Prudential Financial, Inc.	17,980	1,685,445
Prudential plc	105,183	2,018,825
QBE Insurance Group Ltd.	53,188	480,742
RSA Insurance Group plc	41,733	312,661
Sampo OYJ, Class A	17,935	782,779
SCOR SE	12,190	511,663
Sompo Holdings, Inc.	13,593	537,940
Sony Financial Holdings, Inc.	6,160	148,990
Suncorp Group Ltd.	51,011	463,929
Swiss Life Holding AG (Registered)	1,360	682,670
Swiss Re AG	11,921	1,338,926
T&D Holdings, Inc.	22,525	289,194
Tokio Marine Holdings, Inc.	25,852	1,455,878
Travelers Cos., Inc. (The)	11,595	1,587,935
Tryg A/S	4,889	144,941
Unum Group	9,290	270,896
Willis Towers Watson plc	5,734	1,157,924
WR Berkley Corp.	6,495	448,805
Zurich Insurance Group AG	6,053	2,483,619

		59,501,819

Total Financials		268,412,927

Health Care (9.1%)
Biotechnology (1.1%)
AbbVie, Inc.	66,057	5,848,687
Alexion Pharmaceuticals, Inc.*	10,000	1,081,500
Amgen, Inc.	26,864	6,476,104
BeiGene Ltd. (ADR)*	1,459	241,844
Biogen, Inc.*	8,310	2,465,826
CSL Ltd.	18,338	3,548,670
Galapagos NV*	1,755	367,141
Genmab A/S*	2,629	584,652
Gilead Sciences, Inc.	56,598	3,677,738
Grifols SA	12,068	425,458
Incyte Corp.*	7,930	692,448
PeptiDream, Inc.*	3,802	195,952
Regeneron Pharmaceuticals, Inc.*	3,600	1,351,728
Vertex Pharmaceuticals, Inc.*	11,473	2,512,013

		29,469,761

Health Care Equipment & Supplies (2.0%)
Abbott Laboratories	79,022	6,863,851
ABIOMED, Inc.*	2,042	348,345
Alcon, Inc.*	16,806	951,611
Align Technology, Inc.*	3,286	916,925
Asahi Intecc Co. Ltd.	7,897	232,575
Baxter International, Inc.	22,830	1,909,045
Becton Dickinson and Co.	12,116	3,295,189
BioMerieux	1,676	149,176

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Boston Scientific Corp.*	62,215	$2,813,362
Carl Zeiss Meditec AG	1,628	207,631
Cochlear Ltd.	2,339	368,870
Coloplast A/S, Class B	4,806	596,182
Cooper Cos., Inc. (The)	2,259	725,794
Danaher Corp.	28,540	4,380,319
Demant A/S*	4,465	140,615
Dentsply Sirona, Inc.	10,009	566,409
Edwards Lifesciences Corp.*	9,298	2,169,130
Fisher & Paykel Healthcare Corp. Ltd.	23,221	347,039
Hologic, Inc.*	11,950	623,909
Hoya Corp.	15,432	1,484,188
IDEXX Laboratories, Inc.*	3,901	1,018,668
Intuitive Surgical, Inc.*	5,181	3,062,748
Koninklijke Philips NV	36,625	1,787,900
Medtronic plc	59,983	6,805,071
Olympus Corp.	47,144	732,835
ResMed, Inc.	6,447	999,092
Sartorius AG (Preference) (q)	1,439	307,975
Siemens Healthineers AG (m)	6,068	291,453
Smith & Nephew plc	35,384	858,886
Sonova Holding AG (Registered)	2,247	514,270
STERIS plc	3,824	582,854
Straumann Holding AG (Registered)	418	410,485
Stryker Corp.	14,335	3,009,490
Sysmex Corp.	6,770	464,127
Teleflex, Inc.	2,095	788,642
Terumo Corp.	26,119	933,895
Varian Medical Systems, Inc.*	4,070	577,981
Zimmer Biomet Holdings, Inc.	9,170	1,372,566

		53,609,103

Health Care Providers & Services (1.4%)
Alfresa Holdings Corp.	7,606	155,963
AmerisourceBergen Corp.	6,735	572,610
Anthem, Inc.	11,435	3,453,713
Cardinal Health, Inc.	13,270	671,197
Centene Corp.*	18,440	1,159,323
Cigna Corp.	16,914	3,458,744
CVS Health Corp.	58,119	4,317,661
DaVita, Inc.*	4,260	319,628
Fresenius Medical Care AG & Co. KGaA	8,619	637,697
Fresenius SE & Co. KGaA	16,904	951,474
HCA Healthcare, Inc.	11,868	1,754,209
Henry Schein, Inc.*	6,592	439,818
Humana, Inc.	6,070	2,224,776
Laboratory Corp. of America Holdings*	4,365	738,427
McKesson Corp.	8,245	1,140,448
Medipal Holdings Corp.	7,419	164,760
NMC Health plc (x)	3,800	88,942
Quest Diagnostics, Inc.	6,035	644,478
Ramsay Health Care Ltd.	6,540	332,872
Ryman Healthcare Ltd.	16,183	177,906
Sonic Healthcare Ltd.	18,221	367,614
Suzuken Co. Ltd.	2,926	120,239
UnitedHealth Group, Inc.	42,385	12,460,342
Universal Health Services, Inc., Class B	3,650	523,629
WellCare Health Plans, Inc.*	2,321	766,417

		37,642,887

Health Care Technology (0.1%)
Cerner Corp.	14,200	1,042,138
M3, Inc.	17,842	542,707

		1,584,845

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	13,780	1,175,572
Eurofins Scientific SE (x)	468	259,433
Illumina, Inc.*	6,625	2,197,777
IQVIA Holdings, Inc.*	8,146	1,258,638
Lonza Group AG (Registered)*	3,013	1,099,599
Mettler-Toledo International, Inc.*	1,134	899,580
PerkinElmer, Inc.	4,920	477,732
QIAGEN NV*	9,182	313,721
Sartorius Stedim Biotech	1,119	185,390
Thermo Fisher Scientific, Inc.	17,915	5,820,046
Waters Corp.*	3,015	704,455

		14,391,943

Pharmaceuticals (4.0%)
Allergan plc	14,637	2,798,155
Astellas Pharma, Inc.	76,418	1,315,187
AstraZeneca plc	53,076	5,348,061
Bayer AG (Registered)	37,729	3,081,364
Bristol-Myers Squibb Co.	104,765	6,724,865
Chugai Pharmaceutical Co. Ltd.	9,057	840,224
Daiichi Sankyo Co. Ltd.	22,948	1,526,558
Eisai Co. Ltd.	10,198	770,000
Eli Lilly & Co.	37,968	4,990,134
GlaxoSmithKline plc	201,827	4,755,979
H Lundbeck A/S	2,819	107,651
Hisamitsu Pharmaceutical Co., Inc.	2,117	104,238
Ipsen SA	1,526	135,225
Johnson & Johnson	118,040	17,218,495
Kyowa Kirin Co. Ltd.	9,831	232,803
Merck & Co., Inc.	114,460	10,410,137
Merck KGaA	5,229	617,917
Mitsubishi Tanabe Pharma Corp.	9,085	167,895
Mylan NV*	23,015	462,602
Nippon Shinyaku Co. Ltd.	1,847	160,978
Novartis AG (Registered)	86,914	8,253,148
Novo Nordisk A/S, Class B	71,587	4,154,869
Ono Pharmaceutical Co. Ltd.	15,387	354,317
Orion OYJ, Class B	4,225	195,586
Otsuka Holdings Co. Ltd.	15,798	709,969
Perrigo Co. plc	6,080	314,093
Pfizer, Inc.	247,356	9,691,408
Recordati SpA	4,230	178,262
Roche Holding AG	28,425	9,222,412
Sanofi	45,590	4,583,015
Santen Pharmaceutical Co. Ltd.	14,559	279,509
Shionogi & Co. Ltd.	10,894	678,475

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Sumitomo Dainippon Pharma Co. Ltd.	6,439	$126,226
Taisho Pharmaceutical Holdings Co. Ltd.	1,377	102,779
Takeda Pharmaceutical Co. Ltd.	60,587	2,415,562
Teva Pharmaceutical Industries Ltd. (ADR) (x)*	44,224	433,395
UCB SA	5,115	406,788
Vifor Pharma AG	1,841	336,033
Zoetis, Inc.	21,388	2,830,702

		107,035,016

Total Health Care		243,733,555

Industrials (7.5%)
Aerospace & Defense (1.4%)
Airbus SE	23,610	3,455,546
Arconic, Inc.	17,236	530,352
BAE Systems plc	129,621	969,739
Boeing Co. (The)	23,985	7,813,354
Dassault Aviation SA	102	133,864
Elbit Systems Ltd.	982	152,875
General Dynamics Corp.	10,475	1,847,266
Huntington Ingalls Industries, Inc.	1,888	473,662
L3Harris Technologies, Inc.	9,974	1,973,555
Leonardo SpA	16,197	189,857
Lockheed Martin Corp.	11,140	4,337,693
Meggitt plc	31,434	273,475
MTU Aero Engines AG	2,103	600,585
Northrop Grumman Corp.	7,060	2,428,428
Raytheon Co.	12,470	2,740,158
Rolls-Royce Holdings plc*	69,911	632,671
Safran SA	13,241	2,044,437
Singapore Technologies Engineering Ltd.	63,165	185,040
Textron, Inc.	10,195	454,697
Thales SA	4,310	447,290
TransDigm Group, Inc.	2,264	1,267,840
United Technologies Corp.	36,237	5,426,853

		38,379,237

Air Freight & Logistics (0.4%)
Bollore SA	35,654	155,573
CH Robinson Worldwide, Inc.	5,960	466,072
Deutsche Post AG (Registered)	40,021	1,526,762
DSV Panalpina A/S	8,794	1,013,537
Expeditors International of Washington, Inc.	7,595	592,562
FedEx Corp.	10,745	1,624,752
SG Holdings Co. Ltd.	5,829	131,971
United Parcel Service, Inc., Class B	31,255	3,658,710
Yamato Holdings Co. Ltd.	12,481	214,459

		9,384,398

Airlines (0.2%)
Alaska Air Group, Inc.	5,472	370,728
American Airlines Group, Inc.	17,645	506,059
ANA Holdings, Inc.	4,652	155,930
Delta Air Lines, Inc.	25,788	1,508,082
Deutsche Lufthansa AG (Registered)	9,613	176,947
easyJet plc	6,428	121,289
Japan Airlines Co. Ltd.	4,659	145,659
Qantas Airways Ltd.	29,554	147,458
Singapore Airlines Ltd.	21,844	146,823
Southwest Airlines Co.	21,625	1,167,318
United Airlines Holdings, Inc.*	9,873	869,713

		5,316,006

Building Products (0.3%)
AGC, Inc.	7,361	266,244
Allegion plc	4,188	521,574
AO Smith Corp.	6,107	290,938
Assa Abloy AB, Class B	40,551	948,146
Cie de Saint-Gobain	19,902	814,829
Daikin Industries Ltd.	10,079	1,433,165
Fortune Brands Home & Security, Inc.	6,254	408,636
Geberit AG (Registered)	1,498	840,787
Johnson Controls International plc	35,530	1,446,426
Kingspan Group plc	6,218	379,774
LIXIL Group Corp.	10,774	187,309
Masco Corp.	12,920	620,031
TOTO Ltd.	5,728	244,608

		8,402,467

Commercial Services & Supplies (0.3%)
Brambles Ltd.	64,018	526,517
Cintas Corp.	3,720	1,000,978
Copart, Inc.*	8,996	818,096
Dai Nippon Printing Co. Ltd.	9,838	268,009
Edenred	9,839	508,778
G4S plc	62,774	181,268
ISS A/S	6,385	153,207
Park24 Co. Ltd.	4,702	115,500
Rentokil Initial plc	74,820	448,953
Republic Services, Inc.	9,460	847,900
Rollins, Inc.	6,275	208,079
Secom Co. Ltd.	8,494	764,307
Securitas AB, Class B	12,668	218,361
Sohgo Security Services Co. Ltd.	2,889	157,405
Toppan Printing Co. Ltd.	11,318	235,516
Waste Management, Inc.	17,410	1,984,044

		8,436,918

Construction & Engineering (0.3%)
ACS Actividades de Construccion y Servicios SA	10,591	423,519
Bouygues SA	9,027	383,557
CIMIC Group Ltd.	3,935	91,512
Eiffage SA	3,171	362,805
Ferrovial SA	20,197	611,005
HOCHTIEF AG	1,000	127,537
Jacobs Engineering Group, Inc.	5,990	538,082
JGC Holdings Corp.	8,910	143,915
Kajima Corp.	18,180	243,950
Obayashi Corp.	26,271	294,251
Quanta Services, Inc.	6,285	255,862
Shimizu Corp.	23,926	245,745

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Skanska AB, Class B	13,761	$311,029
Taisei Corp.	8,176	341,999
Vinci SA	20,663	2,294,591

		6,669,359

Electrical Equipment (0.6%)
ABB Ltd. (Registered)	74,561	1,800,466
AMETEK, Inc.	10,137	1,011,064
Eaton Corp. plc	18,755	1,776,474
Emerson Electric Co.	27,485	2,096,006
Fuji Electric Co. Ltd.	5,134	158,053
Legrand SA	10,794	879,498
Melrose Industries plc	196,555	625,117
Mitsubishi Electric Corp.	73,840	1,018,354
Nidec Corp.	9,046	1,249,231
Prysmian SpA	9,763	235,340
Rockwell Automation, Inc.	5,235	1,060,977
Schneider Electric SE	22,368	2,295,752
Siemens Gamesa Renewable Energy SA (x)	9,645	169,152
Vestas Wind Systems A/S	7,644	772,449

		15,147,933

Industrial Conglomerates (0.9%)
3M Co.	25,760	4,544,579
CK Hutchison Holdings Ltd.	109,211	1,041,333
DCC plc	3,978	344,820
General Electric Co.	390,239	4,355,067
Honeywell International, Inc.	32,150	5,690,550
Jardine Matheson Holdings Ltd. (London Stock Exchange)	8,056	439,858
Jardine Matheson Holdings Ltd. (Singapore Stock Exchange)	905	50,318
Jardine Strategic Holdings Ltd. (Quotrix Stock Exchange)	8,327	251,892
Jardine Strategic Holdings Ltd. (Singapore Stock Exchange)	639	19,585
Keihan Holdings Co. Ltd.	3,892	189,845
Keppel Corp. Ltd.	58,854	296,250
NWS Holdings Ltd.	63,294	88,699
Roper Technologies, Inc.	4,715	1,670,195
Sembcorp Industries Ltd.	39,776	67,725
Siemens AG (Registered)	30,950	4,045,874
Smiths Group plc	16,027	358,139
Toshiba Corp.	20,027	682,896

		24,137,625

Machinery (1.4%)
Alfa Laval AB	12,727	320,541
Alstom SA	7,713	365,360
Amada Holdings Co. Ltd.	13,403	154,192
ANDRITZ AG	2,945	126,851
Atlas Copco AB, Class A	27,168	1,083,663
Atlas Copco AB, Class B	15,787	548,125
Caterpillar, Inc.	25,120	3,709,722
CNH Industrial NV	40,989	450,118
Cummins, Inc.	7,035	1,258,984
Daifuku Co. Ltd.	4,097	251,125
Deere & Co.	14,080	2,439,501
Dover Corp.	6,470	745,732
Epiroc AB, Class A	26,662	325,506
Epiroc AB, Class B	15,777	187,056
FANUC Corp.	7,841	1,467,098
Flowserve Corp.	5,810	289,164
Fortive Corp.	13,170	1,006,056
GEA Group AG	6,207	205,251
Hino Motors Ltd.	11,623	124,301
Hitachi Construction Machinery Co. Ltd. (x)	4,351	131,545
Hoshizaki Corp.	2,197	196,942
IDEX Corp.	3,403	585,316
IHI Corp.	5,945	140,835
Illinois Tool Works, Inc.	13,145	2,361,236
Ingersoll-Rand plc	10,815	1,437,530
JTEKT Corp.	8,333	99,777
Kawasaki Heavy Industries Ltd.	5,745	127,320
KION Group AG	2,627	181,399
Knorr-Bremse AG	1,956	199,110
Komatsu Ltd.	37,368	908,621
Kone OYJ, Class B	13,751	898,940
Kubota Corp. (x)	42,386	673,308
Kurita Water Industries Ltd.	3,996	119,709
Makita Corp.	9,063	317,795
Metso OYJ	4,257	167,987
Minebea Mitsumi, Inc.	14,687	307,784
MISUMI Group, Inc.	11,481	287,619
Mitsubishi Heavy Industries Ltd.	12,966	506,922
Nabtesco Corp.	4,556	136,904
NGK Insulators Ltd.	10,601	185,765
NSK Ltd.	14,497	138,893
PACCAR, Inc.	15,440	1,221,304
Parker-Hannifin Corp.	5,755	1,184,494
Pentair plc	7,423	340,493
Sandvik AB	45,675	890,693
Schindler Holding AG	1,647	418,983
Schindler Holding AG (Registered)	814	199,505
SKF AB, Class B	15,388	311,166
SMC Corp.	2,317	1,072,403
Snap-on, Inc.	2,470	418,418
Spirax-Sarco Engineering plc	2,978	350,680
Stanley Black & Decker, Inc.	6,770	1,122,060
Sumitomo Heavy Industries Ltd.	4,475	128,910
Techtronic Industries Co. Ltd.	55,515	452,752
THK Co. Ltd.	4,874	133,137
Volvo AB, Class B	60,119	1,007,081
Wartsila OYJ Abp	17,954	198,369
Weir Group plc (The)	10,502	209,986
Westinghouse Air Brake Technologies Corp.	8,077	628,391
Xylem, Inc.	8,050	634,259
Yangzijiang Shipbuilding Holdings Ltd.	96,470	80,335

		36,173,022

Marine (0.0%)
AP Moller – Maersk A/S, Class A	153	207,388
AP Moller – Maersk A/S, Class B	265	382,194
Kuehne + Nagel International AG (Registered)	2,184	368,288

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Mitsui OSK Lines Ltd.	4,636	$129,068
Nippon Yusen KK	6,192	112,893

		1,199,831

Professional Services (0.5%)
Adecco Group AG (Registered)	6,278	397,127
Bureau Veritas SA	11,884	310,062
Equifax, Inc.	5,410	758,049
Experian plc	36,861	1,246,042
IHS Markit Ltd.*	17,908	1,349,368
Intertek Group plc	6,529	506,099
Nielsen Holdings plc	15,901	322,790
Persol Holdings Co. Ltd.	7,182	135,569
Randstad NV	4,820	294,335
Recruit Holdings Co. Ltd.	54,892	2,070,796
RELX plc (London Stock Exchange)	41,343	1,043,508
RELX plc (Turquoise Stock Exchange)	37,306	939,864
Robert Half International, Inc.	5,165	326,170
SEEK Ltd.	13,529	214,089
SGS SA (Registered)	215	588,929
Teleperformance	2,370	577,943
Verisk Analytics, Inc.	7,354	1,098,246
Wolters Kluwer NV	11,316	825,309

		13,004,295

Road & Rail (0.7%)
Aurizon Holdings Ltd.	80,516	295,506
Central Japan Railway Co.	5,834	1,181,243
ComfortDelGro Corp. Ltd.	87,638	155,083
CSX Corp.	35,690	2,582,528
East Japan Railway Co.	12,232	1,109,779
Hankyu Hanshin Holdings, Inc.	9,258	398,762
JB Hunt Transport Services, Inc.	3,841	448,552
Kansas City Southern	4,450	681,562
Keikyu Corp.	8,925	173,317
Keio Corp.	4,160	253,073
Keisei Electric Railway Co. Ltd.	5,231	204,127
Kintetsu Group Holdings Co. Ltd.	6,942	378,231
Kyushu Railway Co.	6,473	217,445
MTR Corp. Ltd.	62,264	367,960
Nagoya Railroad Co. Ltd.	7,555	235,714
Nippon Express Co. Ltd.	3,171	187,362
Norfolk Southern Corp.	11,750	2,281,028
Odakyu Electric Railway Co. Ltd.	11,926	279,998
Old Dominion Freight Line, Inc.	2,872	545,048
Seibu Holdings, Inc.	8,070	133,318
Tobu Railway Co. Ltd.	7,730	281,369
Tokyu Corp.	20,224	375,797
Union Pacific Corp.	31,490	5,693,077
West Japan Railway Co.	6,579	571,647

		19,031,526

Trading Companies & Distributors (0.4%)
AerCap Holdings NV*	4,974	305,752
Ashtead Group plc	18,660	596,669
Brenntag AG	6,250	339,875
Bunzl plc	13,624	372,657
Fastenal Co.	25,600	945,920
Ferguson plc	9,267	840,842
ITOCHU Corp.	54,503	1,271,344
Marubeni Corp.	63,282	472,103
Mitsubishi Corp.	54,681	1,459,435
Mitsui & Co. Ltd.	66,980	1,199,605
MonotaRO Co. Ltd.	5,068	136,338
Sumitomo Corp.	48,081	718,638
Toyota Tsusho Corp.	8,594	305,304
United Rentals, Inc.*	3,450	575,357
WW Grainger, Inc.	2,016	682,456

		10,222,295

Transportation Infrastructure (0.1%)
Aena SME SA (m)	2,730	522,112
Aeroports de Paris	1,201	237,235
Atlantia SpA	20,045	467,452
Auckland International Airport Ltd.	39,206	230,943
Fraport AG Frankfurt Airport Services Worldwide	1,683	143,059
Getlink SE	17,801	309,694
Japan Airport Terminal Co. Ltd.	2,050	114,900
Kamigumi Co. Ltd.	4,349	96,022
SATS Ltd.	27,286	102,656
Sydney Airport	44,775	272,105
Transurban Group	109,693	1,147,728

		3,643,906

Total Industrials		199,148,818

Information Technology (12.0%)
Communications Equipment (0.5%)
Arista Networks, Inc.*	2,434	495,076
Cisco Systems, Inc.	189,820	9,103,767
F5 Networks, Inc.*	2,635	367,978
Juniper Networks, Inc.	15,450	380,533
Motorola Solutions, Inc.	7,455	1,201,299
Nokia OYJ	228,020	843,018
Telefonaktiebolaget LM Ericsson, Class B	124,303	1,082,402

		13,474,073

Electronic Equipment, Instruments & Components (0.7%)
Alps Alpine Co. Ltd.	8,428	193,296
Amphenol Corp., Class A	13,240	1,432,965
CDW Corp.	6,429	918,318
Corning, Inc.	34,845	1,014,338
FLIR Systems, Inc.	6,045	314,763
Halma plc	15,359	430,490
Hamamatsu Photonics KK	5,674	234,730
Hexagon AB, Class B	10,623	595,437
Hirose Electric Co. Ltd.	1,320	170,444
Hitachi High-Technologies Corp.	2,786	198,460
Hitachi Ltd.	39,134	1,666,135
Ingenico Group SA	2,449	265,914
IPG Photonics Corp.*	1,612	233,611
Keyence Corp.	7,380	2,614,295

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Keysight Technologies, Inc.*	8,351	$857,063
Kyocera Corp.	12,986	893,979
Murata Manufacturing Co. Ltd.	23,240	1,442,888
Nippon Electric Glass Co. Ltd.	1	13
Omron Corp.	7,790	460,281
Shimadzu Corp.	8,983	284,400
TDK Corp.	5,243	597,863
TE Connectivity Ltd.	14,990	1,436,642
Venture Corp. Ltd.	11,130	134,062
Yaskawa Electric Corp.	9,710	372,654
Yokogawa Electric Corp.	9,237	163,989
Zebra Technologies Corp., Class A*	2,432	621,230

		17,548,260

IT Services (2.7%)
Accenture plc, Class A	28,510	6,003,351
Adyen NV (m)*	420	344,384
Akamai Technologies, Inc.*	7,380	637,484
Alliance Data Systems Corp.	1,830	205,326
Amadeus IT Group SA	17,448	1,424,800
Atos SE	3,976	331,458
Automatic Data Processing, Inc.	19,425	3,311,963
Broadridge Financial Solutions, Inc.	5,062	625,360
Capgemini SE	6,430	785,445
Cognizant Technology Solutions Corp., Class A	24,650	1,528,793
Computershare Ltd. (x)	19,770	232,799
DXC Technology Co.	11,699	439,765
Fidelity National Information Services, Inc.	27,463	3,819,829
Fiserv, Inc.*	25,455	2,943,362
FleetCor Technologies, Inc.*	3,885	1,117,792
Fujitsu Ltd.	7,956	751,996
Gartner, Inc.*	4,048	623,797
Global Payments, Inc.	13,447	2,454,884
GMO Payment Gateway, Inc.	1,653	113,795
International Business Machines Corp.	39,569	5,303,829
Itochu Techno-Solutions Corp.	3,883	109,891
Jack Henry & Associates, Inc.	3,409	496,589
Leidos Holdings, Inc.	5,963	583,718
Mastercard, Inc., Class A	39,910	11,916,727
NEC Corp.	10,011	416,453
Nomura Research Institute Ltd.	13,738	295,609
NTT Data Corp.	25,534	344,746
Obic Co. Ltd.	2,619	355,772
Otsuka Corp.	4,227	170,200
Paychex, Inc.	14,255	1,212,530
PayPal Holdings, Inc.*	52,635	5,693,528
VeriSign, Inc.*	4,690	903,669
Visa, Inc., Class A	77,240	14,513,396
Western Union Co. (The) (x)	18,900	506,142
Wirecard AG	4,749	572,648
Wix.com Ltd.*	1,916	234,480
Worldline SA (m)*	4,064	287,875

		71,614,185

Semiconductors & Semiconductor Equipment (2.3%)
Advanced Micro Devices, Inc.*	48,500	2,224,210
Advantest Corp.	8,074	457,741
Analog Devices, Inc.	16,476	1,958,008
Applied Materials, Inc.	41,265	2,518,816
ASM Pacific Technology Ltd.	12,339	171,175
ASML Holding NV	17,222	5,094,135
Broadcom, Inc.	17,815	5,629,896
Disco Corp.	1,091	260,061
Infineon Technologies AG	50,582	1,152,345
Intel Corp.	198,055	11,853,592
KLA Corp.	7,130	1,270,352
Lam Research Corp.	6,479	1,894,460
Maxim Integrated Products, Inc.	12,058	741,688
Microchip Technology, Inc. (x)	10,660	1,116,315
Micron Technology, Inc.*	49,295	2,651,085
NVIDIA Corp.	27,240	6,409,572
NXP Semiconductors NV	11,278	1,435,238
Qorvo, Inc.*	5,265	611,951
QUALCOMM, Inc.	54,287	4,789,742
Renesas Electronics Corp.*	31,000	213,980
Rohm Co. Ltd.	3,783	305,690
Skyworks Solutions, Inc.	7,642	923,765
STMicroelectronics NV	27,629	742,865
SUMCO Corp.	10,085	169,483
Texas Instruments, Inc.	41,760	5,357,390
Tokyo Electron Ltd.	6,350	1,398,221
Xilinx, Inc.	11,245	1,099,424

		62,451,200

Software (3.5%)
Adobe, Inc.*	21,685	7,151,930
ANSYS, Inc.*	3,760	967,862
Autodesk, Inc.*	9,860	1,808,916
AVEVA Group plc	2,613	161,152
Cadence Design Systems, Inc.*	12,472	865,058
Check Point Software Technologies Ltd.*	4,927	546,700
Citrix Systems, Inc.	5,430	602,187
CyberArk Software Ltd.*	1,527	178,018
Dassault Systemes SE	5,319	874,364
Fortinet, Inc.*	6,301	672,695
Intuit, Inc.	11,665	3,055,413
Micro Focus International plc	13,711	193,203
Microsoft Corp.	341,480	53,851,396
Nice Ltd.*	2,514	389,916
NortonLifeLock, Inc.	27,140	692,613
Oracle Corp. (Tokyo Stock Exchange)	1,555	142,398
Oracle Corp. (Turquoise Stock Exchange)	98,419	5,214,239
Sage Group plc (The)	44,039	436,922
salesforce.com, Inc.*	39,237	6,381,506
SAP SE	39,762	5,366,397
ServiceNow, Inc.*	8,411	2,374,593
Synopsys, Inc.*	6,719	935,285
Temenos AG (Registered)*	2,643	418,379
Trend Micro, Inc.	5,115	263,623
WiseTech Global Ltd. (x)	5,793	95,005

		93,639,770

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Technology Hardware, Storage & Peripherals (2.3%)
Apple, Inc.	188,384	$55,318,962
Brother Industries Ltd.	9,017	188,464
Canon, Inc. (x)	40,471	1,112,389
FUJIFILM Holdings Corp.	14,574	701,505
Hewlett Packard Enterprise Co.	58,375	925,827
HP, Inc.	66,225	1,360,924
Konica Minolta, Inc.	18,303	120,105
NetApp, Inc.	10,590	659,228
Ricoh Co. Ltd.	27,123	297,553
Seagate Technology plc	10,540	627,130
Seiko Epson Corp.	11,317	172,377
Western Digital Corp.	13,225	839,391
Xerox Holdings Corp.	8,476	312,510

		62,636,365

Total Information Technology		321,363,853

Materials (2.8%)
Chemicals (1.6%)
Air Liquide SA	19,085	2,701,645
Air Products & Chemicals, Inc.	9,895	2,325,226
Air Water, Inc.	6,030	88,795
Akzo Nobel NV	9,215	936,897
Albemarle Corp.	4,664	340,658
Arkema SA	2,785	295,837
Asahi Kasei Corp.	51,073	580,038
BASF SE	37,160	2,807,308
Celanese Corp.	5,473	673,836
CF Industries Holdings, Inc.	9,730	464,510
Chr Hansen Holding A/S	4,268	339,167
Clariant AG (Registered)*	8,058	179,844
Corteva, Inc.	33,415	987,747
Covestro AG (m)	7,034	327,042
Croda International plc	5,200	352,661
Daicel Corp.	10,073	97,249
Dow, Inc.	33,215	1,817,857
DuPont de Nemours, Inc.	33,315	2,138,823
Eastman Chemical Co.	6,070	481,108
Ecolab, Inc.	11,170	2,155,698
EMS-Chemie Holding AG (Registered)	332	218,349
Evonik Industries AG	7,542	230,193
FMC Corp.	5,800	578,956
FUCHS PETROLUB SE (Preference) (q)	2,812	139,290
Givaudan SA (Registered)	374	1,171,310
Hitachi Chemical Co. Ltd.	4,216	177,518
Incitec Pivot Ltd.	64,967	144,978
International Flavors & Fragrances, Inc. (x)	4,745	612,200
Israel Chemicals Ltd.	28,490	134,064
Johnson Matthey plc	7,830	310,734
JSR Corp.	7,777	144,009
Kansai Paint Co. Ltd.	7,170	176,652
Koninklijke DSM NV	7,341	956,014
Kuraray Co. Ltd.	12,922	158,292
LANXESS AG	3,362	225,590
Linde plc	24,179	5,147,709
LyondellBasell Industries NV, Class A	11,516	1,088,032
Mitsubishi Chemical Holdings Corp.	51,801	389,741
Mitsubishi Gas Chemical Co., Inc.	6,487	99,942
Mitsui Chemicals, Inc.	7,450	183,756
Mosaic Co. (The)	15,875	343,535
Nippon Paint Holdings Co. Ltd.	5,925	307,551
Nissan Chemical Corp.	5,056	213,817
Nitto Denko Corp.	6,424	365,380
Novozymes A/S, Class B	8,640	422,801
Orica Ltd.	15,398	237,506
PPG Industries, Inc.	10,510	1,402,980
Sherwin-Williams Co. (The)	3,715	2,167,851
Shin-Etsu Chemical Co. Ltd.	14,706	1,632,271
Showa Denko KK	5,452	145,464
Sika AG (Registered)	5,163	970,130
Solvay SA (x)	2,999	347,499
Sumitomo Chemical Co. Ltd.	60,279	276,278
Symrise AG	5,206	547,752
Taiyo Nippon Sanso Corp.	5,257	117,473
Teijin Ltd.	7,208	135,662
Toray Industries, Inc.	56,106	382,680
Tosoh Corp.	10,522	164,141
Umicore SA	7,976	387,928
Yara International ASA	7,164	298,007

		43,245,981

Construction Materials (0.2%)
Boral Ltd.	47,431	149,115
CRH plc	32,248	1,290,276
Fletcher Building Ltd.	34,525	118,303
HeidelbergCement AG	6,021	438,724
James Hardie Industries plc (CHDI)	17,894	349,967
LafargeHolcim Ltd. (Registered)*	19,431	1,078,161
Martin Marietta Materials, Inc.	2,847	796,135
Taiheiyo Cement Corp.	4,887	144,602
Vulcan Materials Co.	5,910	850,981

		5,216,264

Containers & Packaging (0.2%)
Amcor plc	72,624	787,244
Avery Dennison Corp.	3,780	494,500
Ball Corp.	14,780	955,822
International Paper Co.	17,495	805,645
Packaging Corp. of America	4,182	468,342
Sealed Air Corp.	6,835	272,238
Smurfit Kappa Group plc	9,139	351,207
Toyo Seikan Group Holdings Ltd.	5,746	99,949
Westrock Co.	11,470	492,178

		4,727,125

Metals & Mining (0.7%)
Alumina Ltd.	99,036	159,847
Anglo American plc	41,955	1,207,614
Antofagasta plc	15,955	193,757
ArcelorMittal SA	26,874	471,521
BHP Group Ltd.	119,184	3,255,166
BHP Group plc	85,451	2,011,131
BlueScope Steel Ltd.	20,797	219,790

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Boliden AB*	11,066	$293,594
Evraz plc	20,560	110,025
Fortescue Metals Group Ltd.	56,057	420,523
Freeport-McMoRan, Inc.	64,820	850,438
Glencore plc*	438,679	1,367,558
Hitachi Metals Ltd.	8,677	128,811
JFE Holdings, Inc.	19,888	258,267
Maruichi Steel Tube Ltd.	2,282	64,687
Mitsubishi Materials Corp.	4,522	123,897
Newcrest Mining Ltd.	31,092	660,019
Newmont Goldcorp Corp.	36,620	1,591,139
Nippon Steel Corp.	32,681	497,486
Norsk Hydro ASA	54,410	202,288
Nucor Corp.	13,515	760,624
Rio Tinto Ltd.	15,019	1,058,174
Rio Tinto plc	45,718	2,726,930
South32 Ltd.	202,221	383,153
Sumitomo Metal Mining Co. Ltd.	9,413	307,024
thyssenkrupp AG	16,372	221,108
voestalpine AG (x)	4,696	130,950

		19,675,521

Paper & Forest Products (0.1%)
Mondi plc	19,645	461,236
Oji Holdings Corp.	34,884	191,026
Stora Enso OYJ, Class R	23,537	342,295
UPM-Kymmene OYJ	21,594	748,702

		1,743,259

Total Materials		74,608,150

Real Estate (2.1%)
Equity Real Estate Investment Trusts (REITs) (1.6%)
Alexandria Real Estate Equities, Inc. (REIT)	5,094	823,089
American Tower Corp. (REIT)	19,855	4,563,076
Apartment Investment & Management Co. (REIT), Class A	6,652	343,576
Ascendas REIT (REIT)	114,509	252,866
AvalonBay Communities, Inc. (REIT)	6,265	1,313,770
Boston Properties, Inc. (REIT)	6,445	888,508
British Land Co. plc (The) (REIT)	35,725	302,289
CapitaLand Commercial Trust (REIT)	109,185	161,551
CapitaLand Mall Trust (REIT)	104,464	191,071
Covivio (REIT)	1,939	220,108
Crown Castle International Corp. (REIT)	18,550	2,636,882
Daiwa House REIT Investment Corp. (REIT)	75	195,757
Dexus (REIT)	44,376	364,348
Digital Realty Trust, Inc. (REIT) (x)	9,288	1,112,145
Duke Realty Corp. (REIT)	16,118	558,811
Equinix, Inc. (REIT)	3,859	2,252,498
Equity Residential (REIT)	15,560	1,259,115
Essex Property Trust, Inc. (REIT)	3,003	903,483
Extra Space Storage, Inc. (REIT)	5,713	603,407
Federal Realty Investment Trust (REIT)	3,113	400,736
Gecina SA (REIT)	1,851	331,372
Goodman Group (REIT)	66,576	624,642
GPT Group (The) (REIT)	78,809	309,704
Healthpeak Properties, Inc. (REIT)	23,450	808,322
Host Hotels & Resorts, Inc. (REIT)	32,545	603,710
Icade (REIT)	1,206	131,286
Iron Mountain, Inc. (REIT)	12,788	407,554
Japan Prime Realty Investment Corp. (REIT)	32	140,334
Japan Real Estate Investment Corp. (REIT)	53	351,203
Japan Retail Fund Investment Corp. (REIT)	106	227,599
Kimco Realty Corp. (REIT)	18,800	389,348
Klepierre SA (REIT)	8,010	304,136
Land Securities Group plc (REIT)	28,498	373,710
Link REIT (REIT)	83,718	886,354
Mapletree Commercial Trust (REIT)	81,555	144,925
Mid-America Apartment Communities, Inc. (REIT)	5,085	670,508
Mirvac Group (REIT)	159,159	355,174
Nippon Building Fund, Inc. (REIT)	55	402,421
Nippon Prologis REIT, Inc. (REIT)	81	206,050
Nomura Real Estate Master Fund, Inc. (REIT)	165	281,846
Orix JREIT, Inc. (REIT)	106	229,550
Prologis, Inc. (REIT)	28,162	2,510,361
Public Storage (REIT)	6,755	1,438,545
Realty Income Corp. (REIT)	14,134	1,040,686
Regency Centers Corp. (REIT)	7,458	470,525
SBA Communications Corp. (REIT)	5,075	1,223,024
Scentre Group (REIT)	215,115	578,165
Segro plc (REIT)	44,233	525,679
Simon Property Group, Inc. (REIT)	13,740	2,046,710
SL Green Realty Corp. (REIT)	3,677	337,843
Stockland (REIT)	96,466	312,751
Suntec REIT (REIT)	79,235	108,400
UDR, Inc. (REIT)	13,095	611,537
Unibail-Rodamco-Westfield (REIT)	5,597	883,022
United Urban Investment Corp. (REIT)	119	222,985
Ventas, Inc. (REIT)	16,639	960,736
Vicinity Centres (REIT)	129,710	226,650
Vornado Realty Trust (REIT)	7,010	466,165
Welltower, Inc. (REIT)	18,040	1,475,311
Weyerhaeuser Co. (REIT)	33,306	1,005,841

		43,971,770

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Real Estate Management & Development (0.5%)
Aeon Mall Co. Ltd.	4,142	$73,878
Aroundtown SA	37,127	332,496
Azrieli Group Ltd.	1,717	125,544
CapitaLand Ltd.	103,909	289,720
CBRE Group, Inc., Class A*	14,990	918,737
City Developments Ltd.	18,394	149,756
CK Asset Holdings Ltd.	104,599	755,065
Daito Trust Construction Co. Ltd.	2,906	360,525
Daiwa House Industry Co. Ltd.	22,911	714,816
Deutsche Wohnen SE	14,552	594,483
Hang Lung Properties Ltd.	81,886	179,697
Henderson Land Development Co. Ltd.	58,761	288,440
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	44,219	248,511
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	2,994	17,215
Hulic Co. Ltd.	12,269	148,599
Kerry Properties Ltd.	26,517	84,224
Lendlease Group	22,823	281,882
Mitsubishi Estate Co. Ltd.	47,841	920,011
Mitsui Fudosan Co. Ltd.	36,100	887,757
New World Development Co. Ltd.	248,221	340,208
Nomura Real Estate Holdings, Inc.	5,062	122,060
Sino Land Co. Ltd.	124,110	180,296
Sumitomo Realty & Development Co. Ltd.	13,483	473,031
Sun Hung Kai Properties Ltd.	64,481	987,203
Swire Pacific Ltd., Class A	20,142	187,144
Swire Properties Ltd.	47,335	157,028
Swiss Prime Site AG (Registered)*	3,072	355,194
Tokyu Fudosan Holdings Corp.	24,754	172,006
UOL Group Ltd.	18,763	116,070
Vonovia SE	20,842	1,122,167
Wharf Real Estate Investment Co. Ltd.	49,135	299,830
Wheelock & Co. Ltd.	33,152	221,019

		12,104,612

Total Real Estate		56,076,382

Utilities (2.3%)
Electric Utilities (1.4%)
Alliant Energy Corp.	10,544	576,968
American Electric Power Co., Inc.	22,050	2,083,945
AusNet Services	74,641	89,045
Chubu Electric Power Co., Inc.	26,067	369,815
Chugoku Electric Power Co., Inc. (The) (x)	11,259	148,179
CK Infrastructure Holdings Ltd.	26,810	190,780
CLP Holdings Ltd.	66,439	698,299
Duke Energy Corp.	32,539	2,967,882
Edison International	15,995	1,206,183
EDP – Energias de Portugal SA	103,555	448,833
Electricite de France SA	24,687	274,920
Endesa SA	12,851	342,932
Enel SpA	329,059	2,610,314
Entergy Corp.	8,870	1,062,626
Evergy, Inc.	10,468	681,362
Eversource Energy	14,470	1,230,963
Exelon Corp.	43,450	1,980,886
FirstEnergy Corp.	24,130	1,172,718
Fortum OYJ	17,969	443,428
HK Electric Investments & HK Electric Investments Ltd. (m)	107,248	105,702
Iberdrola SA	244,527	2,517,945
Kansai Electric Power Co., Inc. (The)	28,484	331,490
Kyushu Electric Power Co., Inc.	15,347	133,477
Mercury NZ Ltd.	27,558	93,688
NextEra Energy, Inc.	21,840	5,288,774
Orsted A/S (m)	7,654	791,613
Pinnacle West Capital Corp.	4,990	448,751
Power Assets Holdings Ltd.	56,126	410,557
PPL Corp.	32,300	1,158,924
Red Electrica Corp. SA	17,513	352,125
Southern Co. (The)	46,705	2,975,109
SSE plc	41,318	787,288
Terna Rete Elettrica Nazionale SpA	56,924	380,173
Tohoku Electric Power Co., Inc.	17,293	172,206
Tokyo Electric Power Co. Holdings, Inc.*	61,765	265,466
Verbund AG	2,755	138,259
Xcel Energy, Inc.	23,390	1,485,031

		36,416,656

Gas Utilities (0.1%)
APA Group	47,736	371,836
Atmos Energy Corp.	5,259	588,272
Enagas SA	9,176	234,056
Hong Kong & China Gas Co. Ltd.	410,852	802,480
Naturgy Energy Group SA (x)	11,945	300,131
Osaka Gas Co. Ltd.	15,172	291,976
Snam SpA	82,409	433,165
Toho Gas Co. Ltd.	3,012	123,635
Tokyo Gas Co. Ltd.	15,215	371,291

		3,516,842

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	29,630	589,637
Electric Power Development Co. Ltd.	5,925	144,342
Meridian Energy Ltd.	51,847	174,517
NRG Energy, Inc.	11,270	447,983
Uniper SE	8,143	269,544

		1,626,023

Multi-Utilities (0.7%)
AGL Energy Ltd.	26,533	382,259
Ameren Corp.	10,970	842,496
CenterPoint Energy, Inc.	22,440	611,939
Centrica plc	235,397	278,444
CMS Energy Corp.	12,625	793,355
Consolidated Edison, Inc.	14,830	1,341,670

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Dominion Energy, Inc.	36,702	$3,039,660
DTE Energy Co.	8,210	1,066,233
E.ON SE	90,833	970,375
Engie SA	73,895	1,193,587
National Grid plc	140,812	1,761,304
NiSource, Inc.	16,695	464,789
Public Service Enterprise Group, Inc.	22,525	1,330,101
RWE AG	23,628	724,871
Sempra Energy	12,270	1,858,660
Suez	13,826	209,134
Veolia Environnement SA	21,748	578,399
WEC Energy Group, Inc.	14,110	1,301,365

		18,748,641

Water Utilities (0.1%)
American Water Works Co., Inc.	8,028	986,240
Severn Trent plc	9,624	320,611
United Utilities Group plc	27,587	344,734

		1,651,585

Total Utilities		61,959,747

Total Common Stocks (67.6%) (Cost $1,221,631,286)		1,803,456,985

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Government Agency Securities (1.5%)
FHLB
2.500%, 2/13/24	$1,505,000	1,549,601
3.250%, 11/16/28	3,900,000	4,258,290
FHLMC
2.375%, 1/13/22	4,363,000	4,430,455
2.750%, 6/19/23	7,682,000	7,975,866
FNMA
2.875%, 10/30/20	3,861,000	3,898,813
2.875%, 9/12/23	10,515,000	10,955,455
1.875%, 9/24/26	6,945,000	6,929,206

Total U.S. Government Agency Securities		39,997,686

U.S. Treasury Obligations (29.1%)
U.S. Treasury Bonds 8.000%, 11/15/21	33,530,000	37,426,136
7.125%, 2/15/23	4,247,000	4,960,360
6.000%, 2/15/26	5,790,000	7,206,911
6.125%, 11/15/27	7,066,000	9,283,085
5.250%, 11/15/28	4,491,000	5,719,185
U.S. Treasury Notes 1.375%, 3/31/20	6,140,000	6,136,080
1.625%, 6/30/20	4,131,000	4,131,007
3.625%, 2/15/21	20,331,800	20,776,176
1.125%, 2/28/21	10,065,000	10,006,065
1.250%, 3/31/21	15,535,000	15,463,362
3.125%, 5/15/21	2,430,000	2,479,638
1.375%, 5/31/21	3,943,000	3,930,908
2.125%, 8/15/21	15,585,000	15,714,461
1.125%, 9/30/21	6,424,000	6,372,066
1.250%, 10/31/21	23,318,100	23,178,739
2.000%, 11/15/21	23,895,000	24,082,303
1.875%, 11/30/21	22,832,400	22,963,490
2.000%, 2/15/22	18,097,500	18,248,837
1.750%, 3/31/22	11,505,000	11,548,184
1.750%, 5/15/22	11,809,000	11,853,358
1.750%, 5/31/22	9,923,000	9,962,137
1.750%, 6/30/22	2,801,000	2,812,699
1.875%, 7/31/22	9,922,000	9,992,591
2.000%, 7/31/22	9,694,500	9,794,539
1.625%, 8/15/22	4,960,000	4,964,677
1.875%, 8/31/22	6,639,500	6,687,992
1.875%, 10/31/22	13,116,000	13,213,515
1.625%, 11/15/22	10,639,000	10,646,119
2.000%, 11/30/22	9,843,000	9,954,499
2.125%, 12/31/22	6,550,000	6,649,522
2.000%, 2/15/23	14,252,000	14,418,354
1.500%, 3/31/23	1,675,000	1,668,847
1.750%, 5/15/23	15,074,000	15,131,723
1.625%, 5/31/23	1,217,000	1,217,159
2.500%, 8/15/23	8,760,000	9,022,880
1.375%, 8/31/23	8,622,000	8,542,504
1.375%, 9/30/23	2,254,000	2,232,070
2.750%, 11/15/23	27,487,900	28,609,065
2.125%, 11/30/23	10,761,000	10,953,148
2.250%, 12/31/23	20,033,000	20,490,802
2.500%, 1/31/24	6,753,500	6,976,123
2.750%, 2/15/24	17,216,000	17,958,268
2.125%, 3/31/24	6,873,000	7,000,737
2.250%, 4/30/24	8,502,000	8,706,650
2.000%, 5/31/24	18,133,000	18,383,176
2.375%, 8/15/24	44,947,000	46,323,174
2.250%, 11/15/24	16,725,000	17,163,212
1.500%, 11/30/24	7,588,600	7,526,946
2.000%, 2/15/25	24,828,800	25,186,839
2.125%, 5/15/25#	15,425,000	15,742,181
2.000%, 8/15/25#	19,170,000	19,429,088
1.625%, 2/15/26	9,575,000	9,488,470
1.500%, 8/15/26	14,770,200	14,483,075
2.000%, 11/15/26	13,253,700	13,404,204
2.250%, 2/15/27	7,918,000	8,140,988
2.375%, 5/15/27	8,771,500	9,097,976
2.250%, 8/15/27	8,059,500	8,288,867
2.250%, 11/15/27	9,306,000	9,571,807
2.750%, 2/15/28	5,049,000	5,383,107
2.875%, 5/15/28	5,952,000	6,410,922
2.875%, 8/15/28	922,000	994,421
3.125%, 11/15/28	6,260,300	6,888,434
2.625%, 2/15/29	8,240,100	8,737,881
2.375%, 5/15/29	13,956,000	14,516,153
1.625%, 8/15/29	10,579,000	10,314,810
1.750%, 11/15/29	2,769,100	2,729,481

Total U.S. Treasury Obligations		777,292,183

Total Long-Term Debt Securities (30.6%) (Cost $802,496,124)		817,289,869

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Repsol SA (x)* (Cost $27,512)	58,215	$27,622

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.2%)
Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $1,000,088, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $1,020,000. (xx)	$1,000,000	1,000,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $2,646,138, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $2,698,806. (xx)	2,645,888	2,645,888
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $400,061, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $408,003. (xx)	400,000	400,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.74%, dated 12/31/19, due 1/7/20, repurchase price $400,135, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 1/21/20-5/15/48; total market value $434,063. (xx)	400,000	400,000

Total Repurchase Agreements		5,445,888

U.S. Treasury Obligations (0.2%)
U.S. Treasury Bills 1.44%, 2/18/20 (p)	4,965,000	4,955,315

Total Short-Term Investments (0.4%) (Cost $10,400,720)		10,401,203

Total Investments in Securities (98.6%) (Cost $2,034,555,642)		2,631,175,679
Other Assets Less Liabilities (1.4%)		37,339,009

Net Assets (100%)		$2,668,514,688

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $31,569,423.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $5,712,189 or 0.2% of net assets.

(p)	Yield to maturity.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $9,188,383. This was collateralized by $4,201,411 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/7/20 - 5/15/49 and by cash of $5,445,888 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CHDI	—	Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	—	Swiss Franc
CVA	—	Dutch Certification
EUR	—	European Currency Unit
FDR	—	Finnish Depositary Receipt
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GBP	—	British Pound
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SDR	—	Swedish Depositary Receipt
SEK	—	Swedish Krona
USD	—	United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Country Diversification As a Percentage of Total Net Assets
Australia	1.7%
Austria	0.1
Belgium	0.2
Chile	0.0	#
China	0.1
Colombia	0.0	#
Denmark	0.4
Finland	0.3
France	2.5
Germany	2.0
Hong Kong	0.7
Ireland	0.1
Israel	0.1
Italy	0.5
Japan	5.5
Luxembourg	0.0	#
Macau	0.1
Netherlands	1.1
New Zealand	0.1
Norway	0.1
Portugal	0.0	#
Russia	0.0	#
Singapore	0.3
South Africa	0.0	#
Spain	0.6
Sweden	0.6
Switzerland	2.2
United Arab Emirates	0.0	#
United Kingdom	3.4
United States	75.9
Cash and Other	1.4

	100.0%

#	Percent shown is less than 0.05%.

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	811	3/2020	EUR	33,922,664	(206,407)
MSCI EAFE E-Mini Index	27	3/2020	USD	2,749,275	42,111
Russell 2000 E-Mini Index	1,362	3/2020	USD	113,767,860	2,263,693
S&P Midcap 400 E-Mini Index	552	3/2020	USD	113,976,960	2,468,899
TOPIX Index	102	3/2020	JPY	16,155,906	(97,254)
U.S. Treasury 10 Year Note	862	3/2020	USD	110,699,656	(1,244,835)

					3,226,207

Short Contracts
FTSE 100 Index	(186)	3/2020	GBP	(18,475,706)	(88,330)
S&P 500 E-Mini Index	(1,912)	3/2020	USD	(308,893,160)	(8,145,636)
SPI 200 Index	(246)	3/2020	AUD	(28,496,978)	841,494

					(7,392,472)

					(4,166,265)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	23,900,000	USD	16,579,836	JPMorgan Chase Bank	3/16/2020	222,385
EUR	16,390,235	USD	18,193,460	Citibank NA	3/16/2020	275,920
JPY	1,934,199,656	USD	17,773,844	Morgan Stanley	3/16/2020	101,750
NOK	143,955,000	USD	15,773,659	BNP Paribas	3/16/2020	627,086
NZD	5,794,731	USD	3,800,080	BNP Paribas	3/16/2020	105,063
NZD	17,683,000	USD	11,717,976	HSBC Bank plc	3/16/2020	198,823
NZD	23,546,000	USD	15,363,626	JPMorgan Chase Bank	3/16/2020	504,324
SEK	66,372,000	USD	6,875,482	BNP Paribas	3/16/2020	235,764
SEK	335,522,735	USD	35,825,970	JPMorgan Chase Bank	3/16/2020	122,697
USD	10,048,512	JPY	1,085,761,808	Natwest Markets plc	3/16/2020	14,058

Total unrealized appreciation						2,407,870

JPY	1,085,761,808	USD	10,069,128	Citibank NA	3/16/2020	(34,673)
USD	22,524,712	AUD	32,831,492	BNP Paribas	3/16/2020	(556,543)
USD	2,628,627	AUD	3,849,169	Credit Suisse	3/16/2020	(77,423)
USD	35,124,610	CHF	34,340,331	Bank of America	3/16/2020	(543,233)
USD	57,637,965	EUR	51,518,112	Citibank NA	3/16/2020	(415,355)
USD	24,221,416	GBP	18,432,114	Citibank NA	3/16/2020	(243,058)
USD	18,308,459	GBP	13,888,605	UBS AG	3/16/2020	(125,532)
USD	13,064,069	JPY	1,423,281,000	Goldman Sachs Bank USA	3/16/2020	(89,690)
USD	15,711,594	NOK	143,955,000	BNP Paribas	3/16/2020	(689,151)
USD	15,467,809	NZD	23,548,359	Goldman Sachs Bank USA	3/16/2020	(401,731)
USD	10,227,680	SEK	96,572,895	BNP Paribas	3/16/2020	(119,358)

Total unrealized depreciation						(3,295,747)

Net unrealized depreciation						(887,877)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$124,674,796	$31,105,754	$—	$155,780,550
Consumer Discretionary	117,716,342	69,369,019	—	187,085,361
Consumer Staples	86,726,851	67,216,499	—	153,943,350
Energy	52,141,252	29,203,040	—	81,344,292
Financials	156,886,676	111,522,226	4,025	268,412,927
Health Care	171,272,622	72,460,933	—	243,733,555
Industrials	109,873,725	89,275,093	—	199,148,818
Information Technology	281,281,784	40,082,069	—	321,363,853
Materials	31,852,012	42,756,138	—	74,608,150
Real Estate	35,293,070	20,783,312	—	56,076,382
Utilities	39,582,522	22,377,225	—	61,959,747

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Forward Currency Contracts	$—	$2,407,870	$—	$2,407,870
Futures	5,616,197	—	—	5,616,197
Rights
Energy	—	27,622	—	27,622
Short-Term Investments
Repurchase Agreements	—	5,445,888	—	5,445,888
U.S. Treasury Obligations	—	4,955,315	—	4,955,315
U.S. Government Agency Securities	—	39,997,686	—	39,997,686
U.S. Treasury Obligations	—	777,292,183	—	777,292,183

Total Assets	$1,212,917,849	$1,426,277,872	$4,025	$2,639,199,746

Liabilities:
Forward Currency Contracts	$—	$(3,295,747)	$—	$(3,295,747)
Futures	(9,782,462)	—	—	(9,782,462)

Total Liabilities	$(9,782,462)	$(3,295,747)	$—	$(13,078,209)

Total	$1,203,135,387	$1,422,982,125	$4,025	$2,626,121,537

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$2,407,870
Equity contracts	Receivables, Net assets – Unrealized appreciation	5,616,197	*

Total		$8,024,067

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(1,244,835	)*
Foreign exchange contracts	Payables	(3,295,747)
Equity contracts	Payables, Net assets – Unrealized depreciation	(8,537,627	)*

Total		$(13,078,209)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$5,971,985	$—	$5,971,985
Foreign exchange contracts	—	(3,512,999)	(3,512,999)
Equity contracts	(38,655,066)	—	(38,655,066)

Total	$(32,683,081)	$(3,512,999)	$(36,196,080)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(3,353,230)	$—	$(3,353,230)
Foreign exchange contracts	—	207,790	207,790
Equity contracts	(19,398,448)	—	(19,398,448)

Total	$(22,751,678)	$207,790	$(22,543,888)

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $576,470,000 and futures contracts with an average notional balance of approximately $789,077,000 respectively, during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
BNP Paribas	$967,913	$(967,913)	$—	$—
Citibank NA	275,920	(275,920)	—	—
HSBC Bank plc	198,823	—	—	198,823
JPMorgan Chase Bank	849,406	—	—	849,406
Morgan Stanley	101,750	—	—	101,750
Natwest Markets plc	14,058	—	—	14,058

Total	$2,407,870	$(1,243,833)	$—	$1,164,037

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$543,233	$—	$—	$543,233
BNP Paribas	1,365,052	(967,913)	—	397,139
Citibank NA	693,086	(275,920)	—	417,166
Credit Suisse	77,423	—	—	77,423
Goldman Sachs Bank USA	491,421	—	—	491,421
UBS AG	125,532	—	—	125,532

Total	$3,295,747	$(1,243,833)	$—	$2,051,914

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$80,142,549
Long-term U.S. government debt securities	152,900,285

$233,042,834

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$196,285,130
Long-term U.S. government debt securities	119,838,517

$316,123,647

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$696,128,478
Aggregate gross unrealized depreciation	(100,770,292)

Net unrealized appreciation	$595,358,186

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,030,763,351

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $2,029,109,754)	$2,625,729,791
Repurchase Agreements (Cost $5,445,888)	5,445,888
Cash	40,083,869
Foreign cash (Cost $2,387,441)	2,404,609
Receivable for securities sold	7,906,343
Dividends, interest and other receivables	7,447,160
Unrealized appreciation on forward foreign currency contracts	2,407,870
Due from broker for futures variation margin	124,243
Receivable for Portfolio shares sold	43,716
Securities lending income receivable	6,466
Other assets	13,430

Total assets	2,691,613,385

LIABILITIES
Payable for securities purchased	10,254,614
Payable for return of collateral on securities loaned	5,445,888
Unrealized depreciation on forward foreign currency contracts	3,295,747
Payable for Portfolio shares redeemed	1,596,977
Investment management fees payable	1,578,051
Distribution fees payable – Class IB	562,025
Administrative fees payable	276,381
Accrued expenses	89,014

Total liabilities	23,098,697

NET ASSETS	$2,668,514,688

Net assets were comprised of:
Paid in capital	$2,223,650,076
Total distributable earnings (loss)	444,864,612

Net assets	$2,668,514,688

Class IB
Net asset value, offering and redemption price per share, $2,668,514,688 / 199,419,613 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.38

(x)	Includes value of securities on loan of $9,188,383.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $1,579,435 foreign withholding tax)	$43,181,417
Interest	17,548,183
Securities lending (net)	172,489

Total income	60,902,089

EXPENSES
Investment management fees	18,409,228
Distribution fees – Class IB	6,473,937
Administrative fees	3,189,621
Custodian fees	190,000
Printing and mailing expenses	173,042
Professional fees	151,801
Trustees’ fees	82,989
Miscellaneous	76,365

Total expenses	28,746,983

NET INVESTMENT INCOME (LOSS)	32,155,106

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	24,579,741
Futures contracts	(32,683,081)
Forward foreign currency contracts	(3,512,999)
Foreign currency transactions	274,412

Net realized gain (loss)	(11,341,927)

Change in unrealized appreciation (depreciation) on:
Investments in securities	372,841,938
Futures contracts	(22,751,678)
Forward foreign currency contracts	207,790
Foreign currency translations	51,098

Net change in unrealized appreciation (depreciation)	350,349,148

NET REALIZED AND UNREALIZED GAIN (LOSS)	339,007,221

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$371,162,327

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$32,155,106	$27,295,417
Net realized gain (loss)	(11,341,927)	(6,168,038)
Net change in unrealized appreciation (depreciation)	350,349,148	(176,269,868)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	371,162,327	(155,142,489)

Distributions to shareholders:
Class IB	(100,773,151)	(55,421,663)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 20,521,165 and 11,764,491 shares, respectively ]	262,963,669	152,498,188
Capital shares issued in reinvestment of dividends and distributions [ 7,606,175 and 4,493,758 shares, respectively ]	100,773,151	55,421,663
Capital shares repurchased [ (25,828,760) and (33,450,182) shares, respectively ]	(333,108,665)	(424,023,374)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	30,628,155	(216,103,523)

TOTAL INCREASE (DECREASE) IN NET ASSETS	301,017,331	(426,667,675)
NET ASSETS:
Beginning of year	2,367,497,357	2,794,165,032

End of year	$2,668,514,688	$2,367,497,357

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019		2018		2017		2016		2015
Net asset value, beginning of year	$12.01		$13.04		$11.86		$11.64		$11.88

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16		0.13		0.11		0.07		0.05
Net realized and unrealized gain (loss)	1.73		(0.89)		1.41		0.37		(0.11)

Total from investment operations	1.89		(0.76)		1.52		0.44		(0.06)

Less distributions:
Dividends from net investment income	(0.15)		(0.15)		(0.15)		(0.05)		(0.09)
Distributions from net realized gains	(0.37)		(0.12)		(0.19)		(0.17)		(0.09)

Total dividends and distributions	(0.52)		(0.27)		(0.34)		(0.22)		(0.18)

Net asset value, end of year	$13.38		$12.01		$13.04		$11.86		$11.64

Total return	15.80%		(5.84)%		12.91%		3.74%		(0.55)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,668,515		$2,367,497		$2,794,165		$2,524,981		$2,440,718
Ratio of expenses to average net assets:
After waivers (f)	1.11	%(j)	1.11	%(k)	1.11	%(m)	1.12	%(k)	1.11%
Before waivers (f)	1.11%		1.11%		1.11%		1.12%		1.12%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.24%		1.00%		0.84%		0.57%		0.46%
Before waivers (f)	1.24%		1.00%		0.84%		0.56%		0.44%
Portfolio turnover rate^	9%		12%		9%		34%		39%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.11% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.13% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.12% for Class IB.

See Notes to Financial Statements.

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	2.63%	0.72%	0.38%
Portfolio – Class K Shares*	2.76	0.96	0.60
ICE BofAML 1-year U.S. Treasury Note Index	2.93	1.25	0.99

* Date of inception 5/21/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.63% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the ICE BofAML 1-year U.S. Treasury Note Index, which returned 2.93% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Exposure to investment-grade corporate bonds, inflation-linked securities and commercial mortgage-backed securities added to performance.

•	Exposure to agencies, asset-backed securities and agency credit risk-transfer securities benefited Portfolio performance.

•	A relative overweight duration exposure in the one- to four-year, five- to six-year and seven- to 10-year portions of the yield curve was beneficial.

What hurt performance during the year:

•	Yield-curve positioning in the six-month, four- to five-year and six- to seven-year portions of the curve detracted from performance.

How did derivatives contribute/detract from performance during the year?

The Portfolio held futures as a method of managing duration, which were paired with cash bond transactions and not treated as standalone investment strategies. During the year, these securities had negligible impact on returns.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

At year end, the Portfolio’s duration positioning was in line with the benchmark. The Portfolio maintained an allocation to spread sectors such as investment-grade corporates and securitized assets, including commercial mortgage-backed securities, asset-backed securities and non-agency mortgages. Within corporates, we prefer banking, where we believe regulation has prevented overleveraging. The Portfolio remained modestly exposed to inflation-protected securities as we feel the market is too pessimistic on inflation expectations. This position was offset by underweights in Treasuries, and the Portfolio maintained an allocation in agencies.

The Federal Reserve cut interest rates three times in 2019. More cuts in 2020 will depend on whether stabilization in trade policy and manufacturing persists, or weakness spills over to labor markets and the consumer. Elsewhere, monetary-policy makers remain accommodative. The European Central Bank has started to expand its balance sheet aggressively again, with an asset purchase program helping to keep 10-year German Bund yields in negative territory. Likewise, it appears the Bank of Japan will continue its yield-curve control program, while China may remain in rate-cutting mode to stimulate the economy.

While positive developments in the U.S.-China trade war have reduced downside risks, we still anticipate softer global growth. Therefore, valuations vary at this stage of the credit cycle and we continue to opportunistically add when we believe valuations are attractive.

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2019
Weighted Average Life (Years)	1.16
Weighted Average Coupon (%)	1.93
Weighted Average Effective Duration (Years)*	0.97
Weighted Average Rating**	AA+

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

Sector Weightings as of December 31, 2019	% of Net Assets
U.S. Treasury Obligations	46.2%
U.S. Government Agency Securities	31.8
Financials	5.5
Collateralized Mortgage Obligations	4.4
Commercial Mortgage-Backed Securities	4.1
Asset-Backed Securities	3.0
Health Care	1.2
Mortgage-Backed Securities	0.6
Foreign Government Securities	0.4
Energy	0.4
Consumer Staples	0.3
Real Estate	0.3
Information Technology	0.3
Industrials	0.3
Communication Services	0.2
Utilities	0.2
Municipal Bonds	0.1
Supranational	0.0	#
Repurchase Agreements	0.0	#
Materials	0.0	#
Cash and Other	0.7

	100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,009.80	$4.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class K
Actual	1,000.00	1,010.20	2.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.43	2.80

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.80% and 0.55%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (3.0%)
CLUB Credit Trust,
Series 2017-P2 A 2.610%, 1/15/24§	$36,749	$36,751
Consumer Loan Underlying Bond Credit Trust,
Series 2018-P1 A 3.390%, 7/15/25§	335,947	337,130
Exeter Automobile Receivables Trust,
Series 2019-3A B 2.580%, 8/15/23§	3,180,000	3,192,326
Flagship Credit Auto Trust,
Series 2017-3 A 1.880%, 10/15/21§	89,846	89,811
Series 2017-4 A 2.070%, 4/15/22§	165,349	165,269
Series 2019-4 B 2.530%, 11/17/25§	3,600,000	3,592,093
Ford Credit Floorplan Master Owner Trust A,
Series 2017-2 A1 2.160%, 9/15/22	2,073,000	2,075,308
Hertz Vehicle Financing II LP, 2.730%, 3/25/21§	4,695,000	4,701,883
Series 2015-3A A 2.670%, 9/25/21§	4,605,000	4,617,454
Series 2017-1A A 2.960%, 10/25/21§	2,180,000	2,190,955
Series 2019-1A A 3.710%, 3/25/23§	2,875,000	2,951,501
Marlette Funding Trust,
Series 2018-3A A 3.200%, 9/15/28§	772,496	774,404
Series 2018-4A A 3.710%, 12/15/28§	988,382	996,263
SoFi Consumer Loan Program LLC,
Series 2016-2 A 3.090%, 10/27/25§	156,305	156,635
Series 2017-2 A 3.280%, 2/25/26§	429,779	431,456
Series 2017-5 A2 2.780%, 9/25/26§	1,927,675	1,934,395
SoFi Consumer Loan Program Trust,
Series 2018-3 A2 3.670%, 8/25/27§	2,265,000	2,287,803
Series 2019-1 A 3.240%, 2/25/28§	1,629,765	1,637,916
Series 2019-3 A 2.900%, 5/25/28§	2,177,849	2,189,275
World Financial Network Credit Card Master Trust,
Series 2017-C A 2.310%, 8/15/24	2,325,000	2,328,836
Series 2018-A A 3.070%, 12/16/24	4,400,000	4,450,186
Series 2018-B M 3.810%, 7/15/25	2,180,000	2,225,192
Series 2019-B M 3.040%, 4/15/26	2,700,000	2,708,231

Total Asset-Backed Securities		46,071,073

Collateralized Mortgage Obligations (4.4%)
Bellemeade Re Ltd.,
Series 2019-1A M1B 3.542%, 3/25/29 (l)§	734,800	733,077
Series 2019-3A M1B 3.392%, 7/25/29 (l)§	1,577,484	1,579,163
Connecticut Avenue Securities Trust,
Series 2019-R07 1M1 2.562%, 10/25/39 (l)§	1,887,061	1,887,617
FHLMC,
Series 3017 CF 2.040%, 8/15/25 (l)	12,285	12,270
Series 3305 FT 2.140%, 7/15/34 (l)	94,211	94,007
Series 3349 FE 2.230%, 7/15/37 (l)	1,714,265	1,716,824
Series 3807 FM 2.240%, 2/15/41 (l)	57,734	57,853
Series 3927 FH 2.190%, 9/15/41 (l)	77,445	77,627
Series 4029 LD 1.750%, 1/15/27	3,788,347	3,756,860
Series 4087 FB 2.210%, 7/15/42 (l)	1,682,571	1,686,589
Series 4286 VF 2.190%, 12/15/43 (l)	1,541,852	1,543,964
Series 4350 KF 2.131%, 1/15/39 (l)	765,389	757,862
Series 4457 BA 3.000%, 7/15/39	5,866,744	6,026,502
Series 4459 CA 5.000%, 12/15/34	1,342,007	1,435,936
Series 4483 A 3.000%, 12/15/29	2,537,449	2,568,570
Series 4486 JN 2.000%, 11/15/24	5,045,345	5,035,463
FHLMC Stacr REMIC Trust,
Series 2019-HQA4 M1 2.562%, 11/25/49 (l)§	1,000,000	1,000,159
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2015-DN1 M3 5.942%, 1/25/25 (l)	1,602,849	1,673,213
Series 2015-DNA3 M2 4.642%, 4/25/28 (l)	266,627	269,187
Series 2015-HQ2 M2 3.742%, 5/25/25 (l)	1,523,483	1,538,456
Series 2015-HQA1 M2 4.442%, 3/25/28 (l)	237,077	237,481
Series 2016-HQA2 M2 4.042%, 11/25/28 (l)	672,370	674,886
Series 2017-DNA1 M1 2.992%, 7/25/29 (l)	317,399	317,979
Series 2017-DNA2 M1 2.992%, 10/25/29 (l)	1,077,947	1,081,646
FNMA,
Series 2006-42 CF 2.242%, 6/25/36 (l)	88,340	88,335
Series 2007-109 GF 2.472%, 12/25/37 (l)	131,512	132,793
Series 2010-39 FT 2.742%, 10/25/35 (l)	3,279,914	3,319,143

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Series 2011-53 FT 2.372%, 6/25/41 (l)	$294,405	$295,958
Series 2011-86 KF 2.342%, 9/25/41 (l)	265,219	266,338
Series 2011-86 NF 2.342%, 9/25/41 (l)	136,997	137,594
Series 2012-65 FA 2.242%, 6/25/42 (l)	79,244	78,951
Series 2013-121 FA 2.192%, 12/25/43 (l)	1,018,195	1,015,891
Series 2014-49 AF 2.101%, 8/25/44 (l)	3,339,619	3,333,154
Series 2014-54 LA 3.000%, 2/25/44	1,361,008	1,375,553
Series 2014-C04 1M2 6.692%, 11/25/24 (l)	2,171,223	2,384,626
Series 2014-C04 2M2 6.792%, 11/25/24 (l)	1,566,646	1,692,842
Series 2015-72 PC 3.000%, 10/25/43	2,779,864	2,795,937
Series 2016-C02 1M2 7.792%, 9/25/28 (l)	1,614,488	1,776,490
Series 2016-C03 1M1 3.792%, 10/25/28 (l)	216,515	216,803
Series 2016-C04 1M1 3.242%, 1/25/29 (l)	3,635	3,637
Series 2016-C06 1M1 3.092%, 4/25/29 (l)	746,745	747,734
Series 2017-C01 1M1 3.092%, 7/25/29 (l)	256,927	257,164
Series 2017-C02 2M1 2.942%, 9/25/29 (l)	320,025	320,273
Mortgage Insurance-Linked Notes,
Series 2019-1 M1 3.674%, 11/26/29 (l)§	2,017,372	2,024,688
NCUA Guaranteed Notes Trust,
Series 2010-R3 1A 2.273%, 12/8/20 (l)	3,921,816	3,925,173
Series 2010-R3 2A 2.273%, 12/8/20 (l)	433,730	433,937
Oaktown Re III Ltd.,
Series 2019-1A M1B 3.742%, 7/25/29 (l)§	1,016,573	1,014,747
PMT Credit Risk Transfer Trust,
Series 2019-1R A 3.700%, 3/27/24 (l)§	946,698	945,836
Series 2019-2R A 4.555%, 5/27/23 (l)§	1,824,224	1,835,597
Series 2019-3R A 4.614%, 10/27/22 (l)§	635,612	638,584
Radnor RE Ltd.,
Series 2019-2 M1B 3.542%, 6/25/29 (l)§	1,957,825	1,960,142

Total Collateralized Mortgage Obligations		68,781,111

Commercial Mortgage-Backed Securities (4.1%)
Ashford Hospitality Trust,
Series 2018-KEYS A 2.740%, 5/15/35 (l)§	3,000,000	2,994,378
BAMLL Commercial Mortgage Securities Trust,
Series 2017-SCH AF 2.740%, 11/15/33 (l)§	3,005,000	3,007,120
BFLD Trust,
Series 2019-DPLO D 3.580%, 10/15/34 (l)§	1,107,000	1,105,283
BHMS Mortgage Trust,
Series 2018-ATLS A 2.990%, 7/15/35 (l)§	2,305,875	2,301,548
CGRBS Commercial Mortgage Trust,
Series 2013-VN05 A 3.369%, 3/13/35§	2,000,000	2,080,329
Citigroup Commercial Mortgage Trust,
Series 2012-GC8 AS 3.683%, 9/10/45§	1,910,000	1,966,716
Series 2013-GC11 B 3.732%, 4/10/46 (l)	2,000,000	2,060,937
CLNY Trust,
Series 2019-IKPR D 3.765%, 11/15/38 (l)§	2,400,000	2,377,630
DBWF Mortgage Trust,
Series 2018-GLKS A 2.794%, 11/19/35 (l)§	2,537,354	2,534,183
Great Wolf Trust,
Series 2019-WOLF A 2.756%, 12/15/29 (l)§	3,950,000	3,942,623
GS Mortgage Securities Corp. Trust,
Series 2019-BOCA A 2.940%, 6/15/38 (l)§	3,195,119	3,194,116
Series 2019-SMP A 2.890%, 8/15/32 (l)§	1,550,000	1,553,785
GS Mortgage Securities Trust,
Series 2010-C2 D 5.180%, 12/10/43 (l)§	1,700,000	1,739,162
Series 2011-GC5 AS 5.209%, 8/10/44 (l)§	4,500,000	4,652,244
Series 2012-GCJ7 AS 4.085%, 5/10/45	3,230,000	3,334,568
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8 C 4.601%, 10/15/45 (l)§	3,752,000	3,881,310
Morgan Stanley Capital I Trust,
Series 2005-IQ9 D 5.000%, 7/15/56	331,702	331,538
Series 2011-C1 D 5.375%, 9/15/47 (l)§	1,840,000	1,898,402
Series 2011-C3 C 5.245%, 7/15/49 (l)§	1,700,000	1,754,592
Series 2015-XLF2 SNMA 3.690%, 11/15/26 (l)§	1,155,083	1,151,548
Series 2019-BPR C 4.790%, 5/15/36 (l)§	2,220,000	2,217,219
Natixis Commercial Mortgage Securities Trust,
Series 2018-850T A 2.523%, 7/15/33 (l)§	1,450,000	1,442,750
Series 2019-MILE A 3.240%, 7/15/36 (l)§	1,199,586	1,199,618
Starwood Retail Property Trust,
Series 2014-STAR A 3.210%, 11/15/27 (l)§	4,546,713	4,534,348

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
WFRBS Commercial Mortgage Trust,
Series 2011-C2 C 5.392%, 2/15/44 (l)§	$1,985,000	$2,028,660
Series 2011-C3 C 5.335%, 3/15/44 (l)§	1,700,000	1,724,487
Series 2013-C14 C 3.977%, 6/15/46 (l)	2,247,689	2,293,782

Total Commercial Mortgage-Backed Securities		63,302,876

Corporate Bonds (8.7%)
Communication Services (0.2%)
Diversified Telecommunication Services (0.2%)
AT&T, Inc. 4.125%, 2/17/26	2,943,000	3,190,164

Total Communication Services		3,190,164

Consumer Staples (0.3%)
Beverages (0.1%)
Molson Coors Brewing Co. 2.250%, 3/15/20	1,520,000	1,519,783

Food & Staples Retailing (0.2%)
Kroger Co. (The) 6.150%, 1/15/20	3,510,000	3,514,763

Total Consumer Staples		5,034,546

Energy (0.4%)
Energy Equipment & Services (0.2%)
Baker Hughes a GE Co. LLC 2.773%, 12/15/22	3,750,000	3,825,043

Oil, Gas & Consumable Fuels (0.2%)
Sinopec Group Overseas Development 2018 Ltd. 2.500%, 8/8/24§	3,000,000	3,008,555

Total Energy		6,833,598

Financials (5.5%)
Banks (3.7%)
Banco Santander SA 3.500%, 4/11/22	2,600,000	2,665,831
Bank of Nova Scotia (The) 2.500%, 1/8/21	3,055,000	3,071,577
BNP Paribas SA 2.375%, 5/21/20	1,468,000	1,470,428
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 0.72%), 3.142%, 1/24/23 (k)	4,500,000	4,589,478
Credit Agricole SA 2.750%, 6/10/20§	2,219,000	2,227,295
Danske Bank A/S
(ICE LIBOR USD 3 Month + 1.59%), 3.244%, 12/20/25 (k)§	1,582,000	1,599,161
Huntington National Bank (The) 2.375%, 3/10/20	4,715,000	4,716,613
KeyBank NA 2.500%, 11/22/21	4,000,000	4,042,815
Lloyds Banking Group plc 4.050%, 8/16/23	1,505,000	1,593,192
Manufacturers & Traders Trust Co. 2.625%, 1/25/21	2,500,000	2,516,108
Mitsubishi UFJ Financial Group, Inc. 3.218%, 3/7/22	2,500,000	2,557,870
MUFG Bank Ltd. 2.300%, 3/5/20§	2,600,000	2,600,801
NatWest Markets plc 3.625%, 9/29/22§	4,775,000	4,941,890
PNC Bank NA
(ICE LIBOR USD 3 Month + 0.25%), 2.203%, 1/22/21 (k)	5,200,000	5,207,708
Truist Financial Corp. 2.625%, 6/29/20	1,284,000	1,287,110
US Bank NA 2.650%, 5/23/22	4,000,000	4,074,326
Wells Fargo & Co. 3.069%, 1/24/23	3,081,000	3,137,750
Westpac Banking Corp. 2.650%, 1/25/21	5,197,000	5,232,456

		57,532,409

Capital Markets (0.7%)
Goldman Sachs Group, Inc. (The) 3.850%, 7/8/24	2,200,000	2,334,877
ING Bank NV 5.800%, 9/25/23§	2,625,000	2,903,757
UBS AG 2.200%, 6/8/20§	5,479,000	5,482,294

		10,720,928

Consumer Finance (0.4%)
Caterpillar Financial Services Corp. 2.100%, 1/10/20 (x)	3,900,000	3,900,114
John Deere Capital Corp. 3.200%, 1/10/22	1,989,000	2,041,222

		5,941,336

Insurance (0.5%)
Metropolitan Life Global Funding I 2.500%, 12/3/20§	5,000,000	5,022,678
2.400%, 6/17/22§	3,350,000	3,386,925

		8,409,603

Thrifts & Mortgage Finance (0.2%)
BPCE SA 2.750%, 1/11/23§	3,034,000	3,081,513

Total Financials		85,685,789

Health Care (1.2%)
Biotechnology (0.6%)
AbbVie, Inc. 2.950%, 11/21/26§	2,001,000	2,035,572
Biogen, Inc. 4.050%, 9/15/25	3,541,000	3,860,274

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Gilead Sciences, Inc. 2.550%, 9/1/20	$3,645,000	$3,654,507

		9,550,353

Pharmaceuticals (0.6%)
GlaxoSmithKline Capital plc 2.875%, 6/1/22	4,700,000	4,803,938
Merck & Co., Inc. 2.900%, 3/7/24	4,000,000	4,164,190

		8,968,128

Total Health Care		18,518,481

Industrials (0.3%)
Aerospace & Defense (0.3%)
Boeing Co. (The) 2.300%, 8/1/21	3,864,000	3,880,588
Goodrich Corp. 4.875%, 3/1/20	31,000	31,112

		3,911,700

Total Industrials		3,911,700

Information Technology (0.3%)
IT Services (0.3%)
International Business Machines Corp. 2.850%, 5/13/22	4,000,000	4,088,227

Total Information Technology		4,088,227

Materials (0.0%)
Containers & Packaging (0.0%)
Avery Dennison Corp. 5.375%, 4/15/20	31,000	31,277

Total Materials		31,277

Real Estate (0.3%)
Equity Real Estate Investment Trusts (REITs) (0.3%)
WP Carey, Inc. (REIT) 4.600%, 4/1/24	4,100,000	4,385,403

Total Real Estate		4,385,403

Utilities (0.2%)
Electric Utilities (0.0%)
Duke Energy Florida LLC 4.550%, 4/1/20	15,000	15,087

Independent Power and Renewable Electricity Producers (0.2%)
Exelon Generation Co. LLC 2.950%, 1/15/20	2,199,000	2,199,627

Total Utilities		2,214,714

Total Corporate Bonds		133,893,899

Foreign Government Securities (0.4%)
Kingdom of Jordan 2.578%, 6/30/22	5,000,000	5,096,543
Republic of Panama 5.200%, 1/30/20	462,000	464,021

Total Foreign Government Securities		5,560,564

Mortgage-Backed Securities (0.6%)
FHLMC UMBS 3.500%, 10/1/49	$2,034,674	2,132,794
3.500%, 11/1/49	7,067,352	7,398,387

Total Mortgage-Backed Securities		9,531,181

Municipal Bonds (0.1%)
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds, Series 2010A 4.839%, 1/1/41	18,000	22,390
Central Puget Sound Regional Transit Authority, Revenue Bonds, Series 2009P-2T 5.491%, 11/1/39	6,000	7,892
City & County of Denver, General Obligation Bonds, Series 2010B 5.650%, 8/1/30	6,000	6,131
City & County of San Francisco Public Utilities Commission, Revenue Bonds, Series 2010E 6.000%, 11/1/40	8,000	10,488
City of Chicago, International Airport, Revenue Bonds, Series 2010B 6.845%, 1/1/38	8,000	8,032
6.395%, 1/1/40	6,000	8,627
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010EE 6.011%, 6/15/42	6,000	8,694
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010GG 5.724%, 6/15/42	8,000	11,282
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011A 5.508%, 8/1/37	7,000	8,880
City of New York, General Obligation Bonds, Series 2009-A1 5.206%, 10/1/31	6,000	7,108
Commonwealth of Massachusetts, General Obligation Bonds, Series 2009E 5.456%, 12/1/39	7,000	9,085
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E 6.600%, 8/1/42	31,000	47,633

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
6.750%, 8/1/49	$6,000	$9,850
County of Los Angeles Unified School District, General Obligation Bonds, Series 2009-KRY 5.755%, 7/1/29	6,000	7,275
5.750%, 7/1/34	7,000	8,964
County of Nashville & Davidson Convention Center Authority, Revenue Bonds, Series 2010B 6.731%, 7/1/43	6,000	8,572
County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010B 6.138%, 5/1/49	6,000	8,514
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A 6.637%, 4/1/57	37,000	49,820
Massachusetts Water Pollution Abatement Trust, Revenue Bonds, Series 2010-15B 5.192%, 8/1/40	45,000	52,159
Metropolitan Transportation Authority, Revenue Bonds, Series 2010A 6.668%, 11/15/39	8,000	11,354
Metropolitan Transportation Authority, Revenue Bonds, Series 2010B-1 6.548%, 11/15/31	6,000	7,719
6.648%, 11/15/39	6,000	8,353
Metropolitan Washington Airports Authority, Revenue Bonds, Series 2009D 7.462%, 10/1/46	9,000	14,502
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds, Series 2010B 6.561%, 12/15/40	31,000	40,918
North Texas Tollway Authority System, Revenue Bonds, Series 2009B 6.718%, 1/1/49	8,000	12,551
Ohio State University, Revenue Bonds, Series 2010C 4.910%, 6/1/40	6,000	7,647
Pennsylvania Turnpike Commission, Revenue Bonds, Series 2010B 5.511%, 12/1/45	9,000	11,885
5.561%, 12/1/49	7,000	9,417
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1 6.793%, 4/1/30	6,000	7,265
6.918%, 4/1/40	6,000	8,785
7.043%, 4/1/50	6,000	9,740
San Francisco Bay Area Toll Authority, Toll Bridge, Revenue Bonds, Series 2009-F2 6.263%, 4/1/49	7,000	10,692
State of California, Various Purposes, General Obligation Bonds, Series 2009 7.350%, 11/1/39	6,000	9,217
State of Georgia, General Obligation Bonds, Series 2009H 4.503%, 11/1/25	6,000	6,438
State of New York Dormitory Authority, Personal Income Tax, Revenue Bonds, Series 2010D 5.500%, 3/15/30	6,000	7,052
5.600%, 3/15/40	6,000	7,594
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds, Series 2009E 5.770%, 3/15/39	8,000	9,702
State of Washington Motor Vehicle Fuel Tax, Revenue Bonds, Series 2010D 5.481%, 8/1/39	6,000	7,782
State of Washington Motor Vehicle Fuel Tax, Revenue Bonds, Series 2010F 5.090%, 8/1/33	6,000	7,222
5.140%, 8/1/40	6,000	7,659

Total Municipal Bonds		524,890

Supranational (0.0%)
Inter-American Development Bank 3.875%, 2/14/20	307,000	307,699

Total Supranational		307,699

U.S. Government Agency Securities (31.8%)
FFCB 2.550%, 3/11/21	65,000,000	65,869,602
2.230%, 4/5/21	6,000,000	6,058,871
FHLB 2.125%, 2/11/20	22,125,000	22,136,463
2.375%, 3/30/20	9,000,000	9,016,943
2.625%, 5/28/20	35,550,000	35,700,298
2.625%, 10/1/20	48,010,000	48,345,907
3.000%, 10/12/21	35,635,000	36,494,099
2.875%, 12/10/21	25,000,000	25,548,478
5.500%, 7/15/36	12,000	16,899
FHLMC 2.750%, 6/19/23	2,717,000	2,820,936
FNMA 1.500%, 7/30/20	29,270,000	29,246,926
2.875%, 10/30/20	39,000,000	39,381,950
2.500%, 4/13/21	54,814,000	55,381,758
2.750%, 6/22/21	54,575,000	55,462,068
2.625%, 1/11/22	30,000,000	30,617,466

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
2.500%, 2/5/24	$5,000,000	$5,147,409
Iraq Government AID Bond 2.149%, 1/18/22	10,289,000	10,406,546
Ukraine Government AID Bonds 1.471%, 9/29/21	14,700,000	14,637,671

Total U.S. Government Agency Securities		492,290,290

U.S. Treasury Obligations (28.9%)
U.S. Treasury Inflation Linked Notes 1.250%, 7/15/20 TIPS	31,925,441	32,226,198
0.125%, 4/15/21 TIPS	49,725,127	49,609,824
0.625%, 7/15/21 TIPS	17,652,383	17,847,703
0.125%, 7/15/22 TIPS	46,578,907	46,772,638
U.S. Treasury Notes 2.250%, 2/29/20	47,900,000	47,943,455
1.625%, 3/15/20	34,883,000	34,881,183
2.250%, 3/31/20	31,554,000	31,599,763
1.375%, 8/31/20	10,214,000	10,196,278
2.625%, 8/31/20	21,479,000	21,615,020
1.375%, 9/30/20	32,698,000	32,632,297
1.625%, 10/15/20	19,575,400	19,572,376
1.750%, 10/31/20	26,354,000	26,375,141
2.625%, 11/15/20	25,151,000	25,363,211
2.000%, 11/30/20	7,594,000	7,618,336
1.625%, 6/30/21	15,840,000	15,846,252
1.125%, 9/30/21	7,223,000	7,164,607
2.875%, 10/15/21	19,524,200	19,961,960

Total U.S. Treasury Obligations		447,226,242

Total Long-Term Debt Securities (82.0%)
(Cost $1,255,981,123)		1,267,489,825

SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.0%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $141,396, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $144,211. (xx)	141,383	141,383
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $19,300, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $19,683. (xx)	19,297	19,297

Total Repurchase Agreements		160,680

U.S. Treasury Obligations (17.3%)
U.S. Treasury Bills 1.36%, 1/21/20 (p)	267,540,000	267,328,189

Total Short-Term Investments (17.3%) (Cost $267,468,042)		267,488,869

Total Investments in Securities (99.3%) (Cost $1,523,449,165)		1,534,978,694
Other Assets Less Liabilities (0.7%)		11,408,866

Net Assets (100%)		$1,546,387,560

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2019, the market value of these securities amounted to $137,475,422 or 8.9% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.

(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $157,561. This was collateralized by cash of $160,680 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
ICE	—	Intercontinental Exchange
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
REMIC	—	Real Estate Mortgage Investment Conduit
TIPS	—	Treasury Inflation Protected Security
UMBS	—	Uniform Mortgage-Backed Securities
USD	—	United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 2 Year Note	474	3/2020	USD	102,147,000	8,420

					8,420

Short Contracts
U.S. Treasury 5 Year Note	(306)	3/2020	USD	(36,294,468)	126,488
U.S. Treasury 10 Year Note	(74)	3/2020	USD	(9,503,219)	83,635

					210,123

					218,543

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$46,071,073	$—	$46,071,073
Collateralized Mortgage Obligations	—	68,781,111	—	68,781,111
Commercial Mortgage-Backed Securities	—	63,302,876	—	63,302,876
Corporate Bonds
Communication Services	—	3,190,164	—	3,190,164
Consumer Staples	—	5,034,546	—	5,034,546
Energy	—	6,833,598	—	6,833,598
Financials	—	85,685,789	—	85,685,789
Health Care	—	18,518,481	—	18,518,481
Industrials	—	3,911,700	—	3,911,700
Information Technology	—	4,088,227	—	4,088,227
Materials	—	31,277	—	31,277
Real Estate	—	4,385,403	—	4,385,403
Utilities	—	2,214,714	—	2,214,714
Foreign Government Securities	—	5,560,564	—	5,560,564
Futures	218,543	—	—	218,543
Mortgage-Backed Securities	—	9,531,181	—	9,531,181
Municipal Bonds	—	524,890	—	524,890
Short-Term Investments
Repurchase Agreements	—	160,680	—	160,680
U.S. Treasury Obligations	—	267,328,189	—	267,328,189
Supranational	—	307,699	—	307,699
U.S. Government Agency Securities	—	492,290,290	—	492,290,290
U.S. Treasury Obligations	—	447,226,242	—	447,226,242

Total Assets	$218,543	$1,534,978,694	$—	$1,535,197,237

Total Liabilities	$—	$—	$—	$—

Total	$218,543	$1,534,978,694	$—	$1,535,197,237

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$218,543	*

Total		$218,543

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Interest rate contracts	$(6,464,893)	$(6,464,893)

Total	$(6,464,893)	$(6,464,893)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Interest rate contracts	$1,762,148	$1,762,148

Total	$1,762,148	$1,762,148

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $175,039,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$318,082,189
Long-term U.S. government debt securities	234,462,257

$552,544,446

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$141,279,953
Long-term U.S. government debt securities	325,880,819

$467,160,772

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,298,660
Aggregate gross unrealized depreciation	(789,021)

Net unrealized appreciation	$11,509,639

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,523,687,598

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,523,288,485)	$1,534,818,014
Repurchase Agreements (Cost $160,680)	160,680
Cash	7,306,711
Cash held as collateral at broker for futures	245,337
Dividends, interest and other receivables	5,908,146
Receivable for Portfolio shares sold	872,762
Due from broker for futures variation margin	57,991
Securities lending income receivable	22
Other assets	6,490

Total assets	1,549,376,153

LIABILITIES
Payable for securities purchased	1,439,125
Investment management fees payable	561,442
Payable for Portfolio shares redeemed	534,977
Payable for return of collateral on securities loaned	160,680
Administrative fees payable	125,065
Distribution fees payable – Class IB	103,596
Trustees’ fees payable	776
Accrued expenses	62,932

Total liabilities	2,988,593

NET ASSETS	$1,546,387,560

Net assets were comprised of:
Paid in capital	$1,549,201,616
Total distributable earnings (loss)	(2,814,056)

Net assets	$1,546,387,560

Class IB
Net asset value, offering and redemption price per share, $486,820,777 / 49,297,199 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.88

Class K
Net asset value, offering and redemption price per share, $1,059,566,783 / 106,710,120 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.93

(x)	Includes value of securities on loan of $157,561.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest	$38,998,527
Dividends	57,119
Securities lending (net)	2,530

Total income	39,058,176

EXPENSES
Investment management fees	6,701,119
Administrative fees	1,457,374
Distribution fees – Class IB	1,246,600
Printing and mailing expenses	109,646
Professional fees	103,316
Trustees’ fees	48,703
Custodian fees	38,500
Miscellaneous	36,136

Gross expenses	9,741,394
Less: Waiver from investment manager	(105,871)

Net expenses	9,635,523

NET INVESTMENT INCOME (LOSS)	29,422,653

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	2,229,183
Futures contracts	(6,464,893)

Net realized gain (loss)	(4,235,710)

Change in unrealized appreciation (depreciation) on:
Investments in securities	13,936,734
Futures contracts	1,762,148

Net change in unrealized appreciation (depreciation)	15,698,882

NET REALIZED AND UNREALIZED GAIN (LOSS)	11,463,172

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$40,885,825

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$29,422,653	$20,221,013
Net realized gain (loss)	(4,235,710)	(439,229)
Net change in unrealized appreciation (depreciation)	15,698,882	(1,335,889)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	40,885,825	18,445,895

Distributions to shareholders:
Class IB	(8,610,456)	(6,711,860)
Class K	(21,031,130)	(14,146,225)

Total distributions to shareholders	(29,641,586)	(20,858,085)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 5,849,538 and 7,027,915 shares, respectively ]	58,104,794	69,253,237
Capital shares issued in reinvestment of dividends [ 873,107 and 686,369 shares, respectively ]	8,610,456	6,711,860
Capital shares repurchased [ (10,020,652) and (9,487,355) shares, respectively ]	(99,420,791)	(93,454,605)

Total Class IB transactions	(32,705,541)	(17,489,508)

Class K
Capital shares sold [ 25,618,607 and 6,448,562 shares, respectively ]	254,544,666	64,031,501
Capital shares issued in reinvestment of dividends [ 2,121,203 and 1,439,086 shares, respectively ]	21,031,130	14,146,225
Capital shares repurchased [ (11,084,275) and (14,633,659) shares, respectively ]	(110,906,052)	(144,950,825)

Total Class K transactions	164,669,744	(66,773,099)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	131,964,203	(84,262,607)

TOTAL INCREASE (DECREASE) IN NET ASSETS	143,208,442	(86,674,797)
NET ASSETS:
Beginning of year	1,403,179,118	1,489,853,915

End of year	$1,546,387,560	$1,403,179,118

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.80	$9.82	$9.85	$9.84	$9.89

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.12	0.04	(0.01)	(0.03)
Net realized and unrealized gain (loss)	0.09	(0.01)	(0.02)	0.03	(0.02)

Total from investment operations	0.26	0.11	0.02	0.02	(0.05)

Less distributions:
Dividends from net investment income	(0.18)	(0.13)	(0.05)	(0.01)	—

Net asset value, end of year	$9.88	$9.80	$9.82	$9.85	$9.84

Total return	2.63%	1.12%	0.19%	0.20%	(0.51)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$486,821	$515,609	$534,027	$592,703	$662,903
Ratio of expenses to average net assets:
After waivers (f)	0.80%	0.81%	0.82%	0.82%	0.82%
Before waivers (f)	0.81%	0.81%	0.82%	0.82%	0.82%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.75%	1.24%	0.38%	(0.05)%	(0.30)%
Before waivers (f)	1.75%	1.24%	0.38%	(0.05)%	(0.30)%
Portfolio turnover rate^	37%	48%	47%	63%	53%

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.86	$9.87	$9.90	$9.90	$9.92

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.15	0.06	0.02	— #
Net realized and unrealized gain (loss)	0.07	(0.01)	(0.02)	0.01	(0.02)

Total from investment operations	0.27	0.14	0.04	0.03	(0.02)

Less distributions:
Dividends from net investment income	(0.20)	(0.15)	(0.07)	(0.03)	—

Net asset value, end of year	$9.93	$9.86	$9.87	$9.90	$9.90

Total return	2.76%	1.47%	0.44%	0.35%	(0.20)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,059,567	$887,570	$955,827	$974,617	$977,667
Ratio of expenses to average net assets:
After waivers (f)	0.55%	0.56%	0.57%	0.57%	0.57%
Before waivers (f)	0.56%	0.56%	0.57%	0.57%	0.57%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.01%	1.49%	0.63%	0.20%	(0.04)%
Before waivers (f)	2.01%	1.49%	0.63%	0.20%	(0.04)%
Portfolio turnover rate^	37%	48%	47%	63%	53%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/AB SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	27.79%	9.56%	13.26%
Portfolio – Class IB Shares	27.84	9.56	13.21
Portfolio – Class K Shares*	28.07	9.83	14.00
Russell 2000® Growth Index	28.48	9.34	13.01

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 27.84% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 2000® Growth Index, which returned 28.48% over the same period.

Portfolio Highlights

What helped performance during the year:

•	An overweight to technology and an underweight to consumer staples contributed to relative performance.

•	Security selection contributed in health care and producer durables.

•	Top contributors included Insulet Corp., Exact Sciences Corp. and Teladoc Health, Inc.

What hurt performance during the year:

•	Stock selection in technology hurt performance the most, including holdings in Pivotal Software, Inc., Sailpoint Technologies Holding, Inc. and 2U, Inc.

•	A large overweight to consumer discretionary detracted from performance, as did a modest overweight to energy.

•	Security selection in financial services and consumer staples also detracted.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

We expect the consumer-driven portion of the economy to remain healthy, boosted by near-record low unemployment and improving wage growth. Although global monetary easing and progress on the trade front may reignite optimism for stronger business spending and manufacturing activity, we expect any recovery in 2020 to be modest.

Against this backdrop, consensus expectations for U.S. gross domestic product (GDP) growth remain below the post-financial crisis average. This continued slow-growth environment is largely consistent with the bottom-up inputs from the many companies we speak with on a regular basis. Historically this type of environment has been good for growth stocks, as well as for our investment approach.

On an absolute basis, smaller-cap growth valuations remain elevated versus history. However, when viewed in the context of historically low interest rates, valuations remain well below the long-term average. Importantly, below-average relative valuations for our portfolio support a favorable backdrop for our approach. We continue to identify companies with strong fundamentals, high growth potential and better earnings revisions across all major economic sectors.

EQ/AB SMALL CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	21.3%
Health Care	19.6
Industrials	18.5
Consumer Discretionary	13.7
Financials	11.1
Real Estate	3.9
Consumer Staples	2.7
Materials	2.6
Repurchase Agreements	2.0
Energy	1.9
Utilities	1.9
Communication Services	1.7
Cash and Other	(0.9)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,042.50	$4.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.56	4.70
Class IB
Actual	1,000.00	1,043.20	4.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.56	4.70
Class K
Actual	1,000.00	1,043.90	3.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.82	3.42

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.92%, 0.92% and 0.67%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.7%)
Diversified Telecommunication Services (0.3%)
Anterix, Inc.*	3,900	$168,519
ATN International, Inc.	5,700	315,723
Bandwidth, Inc., Class A*	7,500	480,375
Cincinnati Bell, Inc.*	14,352	150,266
Cogent Communications Holdings, Inc.	19,200	1,263,552
Consolidated Communications Holdings, Inc.	56,022	217,365
Frontier Communications Corp. (x)*	39,233	34,902
IDT Corp., Class B*	1,100	7,931
Intelsat SA (x)*	40,300	283,309
Iridium Communications, Inc.*	45,300	1,116,192
Ooma, Inc.*	5,000	66,150
ORBCOMM, Inc. (x)*	33,000	138,930
Pareteum Corp. (x)*	38,100	16,661
Vonage Holdings Corp.*	104,300	772,863

		5,032,738

Entertainment (0.7%)
AMC Entertainment Holdings, Inc., Class A (x)	26,562	192,309
Eros International plc*	38,300	129,837
Glu Mobile, Inc.*	51,800	313,390
IMAX Corp.*	33,100	676,233
Liberty Media Corp.-Liberty Braves, Class A*	4,200	124,530
Liberty Media Corp.-Liberty Braves, Class C*	16,500	487,410
LiveXLive Media, Inc. (x)*	3,000	4,635
Marcus Corp. (The)	13,200	419,364
Reading International, Inc., Class A*	2,500	27,975
Roku, Inc.*	81,020	10,848,578
Rosetta Stone, Inc.*	6,700	121,538

		13,345,799

Interactive Media & Services (0.2%)
Care.com, Inc.*	7,500	112,725
Cargurus, Inc.*	34,400	1,210,192
Cars.com, Inc.*	35,000	427,700
DHI Group, Inc.*	3,700	11,137
Eventbrite, Inc., Class A*	17,000	342,890
EverQuote, Inc., Class A (x)*	3,200	109,920
Liberty TripAdvisor Holdings, Inc., Class A*	41,000	301,350
Meet Group, Inc. (The)*	38,200	191,382
QuinStreet, Inc.*	20,300	310,793
Travelzoo*	3,300	35,310
TrueCar, Inc.*	58,400	277,400
Yelp, Inc.*	37,800	1,316,574

		4,647,373

Media (0.4%)
Boston Omaha Corp., Class A (x)*	2,900	61,016
Cardlytics, Inc.*	7,100	446,306
Central European Media Enterprises Ltd., Class A*	22,600	102,378
Clear Channel Outdoor Holdings, Inc.*	9,300	26,598
comScore, Inc.*	4,800	23,712
Cumulus Media, Inc., Class A*	800	14,056
Daily Journal Corp. (x)*	300	87,126
Emerald Expositions Events, Inc.	11,400	120,270
Entercom Communications Corp., Class A	59,600	276,544
Entravision Communications Corp., Class A	12,900	33,798
EW Scripps Co. (The), Class A	21,965	345,070
Fluent, Inc. (x)*	22,200	55,500
Gannett Co., Inc.	59,321	378,468
Gray Television, Inc.*	41,800	896,192
Hemisphere Media Group, Inc.*	3,900	57,915
Lee Enterprises, Inc.*	2,900	4,118
Liberty Latin America Ltd., Class A*	20,500	395,650
Liberty Latin America Ltd., Class C*	53,600	1,043,056
Loral Space & Communications, Inc.*	4,200	135,744
Marchex, Inc., Class B*	1,700	6,426
MDC Partners, Inc., Class A*	19,850	55,183
Meredith Corp.	20,100	652,647
MSG Networks, Inc., Class A*	31,100	541,140
National CineMedia, Inc.	23,600	172,044
Saga Communications, Inc., Class A	200	6,080
Scholastic Corp.	13,300	511,385
TechTarget, Inc.*	7,300	190,530
TEGNA, Inc.	102,200	1,705,718
Tribune Publishing Co.	7,400	97,384
WideOpenWest, Inc.*	17,000	126,140

		8,568,194

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	17,700	193,815
Gogo, Inc. (x)*	33,900	216,960
Shenandoah Telecommunications Co.	27,328	1,137,118
Spok Holdings, Inc.	8,943	109,373

		1,657,266

Total Communication Services		33,251,370

Consumer Discretionary (13.7%)
Auto Components (0.5%)
Adient plc*	40,700	864,875
American Axle & Manufacturing Holdings, Inc.*	47,100	506,796
Cooper Tire & Rubber Co.	23,800	684,250
Cooper-Standard Holdings, Inc.*	6,000	198,960
Dana, Inc.	69,100	1,257,620
Dorman Products, Inc.*	14,000	1,060,080
Fox Factory Holding Corp.*	17,000	1,182,690
Gentherm, Inc.*	19,800	878,922
LCI Industries	11,300	1,210,569
Modine Manufacturing Co.*	12,400	95,480

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Motorcar Parts of America, Inc. (x)*	6,300	$138,789
Standard Motor Products, Inc.	10,800	574,776
Stoneridge, Inc.*	12,500	366,500
Tenneco, Inc., Class A	20,600	269,860
Visteon Corp.*	13,100	1,134,329

		10,424,496

Automobiles (0.0%)
Winnebago Industries, Inc.	16,200	858,276

Distributors (0.0%)
Core-Mark Holding Co., Inc.	27,600	750,444
Funko, Inc., Class A (x)*	6,700	114,972
Greenlane Holdings, Inc., Class A (x)*	5,800	18,879
Weyco Group, Inc.	2,300	60,835

		945,130

Diversified Consumer Services (2.9%)
Adtalem Global Education, Inc.*	28,000	979,160
American Public Education, Inc.*	3,350	91,756
Bright Horizons Family Solutions, Inc.*	120,365	18,089,656
Career Education Corp.*	34,500	634,455
Carriage Services, Inc.	1,300	33,280
Chegg, Inc.*	447,951	16,981,822
Houghton Mifflin Harcourt Co.*	63,100	394,375
K12, Inc.*	17,700	360,195
Laureate Education, Inc., Class A*	48,800	859,368
OneSpaWorld Holdings Ltd.*	21,100	355,324
Regis Corp.*	12,110	216,406
Strategic Education, Inc.	98,091	15,586,660
WW International, Inc.*	21,700	829,157

		55,411,614

Hotels, Restaurants & Leisure (2.9%)
BBX Capital Corp.	3,800	18,126
Biglari Holdings, Inc., Class B*	570	65,219
BJ’s Restaurants, Inc.	11,800	447,928
Bloomin’ Brands, Inc.	51,100	1,127,777
Bluegreen Vacations Corp.	8,300	85,822
Boyd Gaming Corp.	39,200	1,173,648
Brinker International, Inc.	18,200	764,400
Carrols Restaurant Group, Inc.*	10,700	75,435
Cheesecake Factory, Inc. (The) (x)	22,000	854,920
Chipotle Mexican Grill, Inc.*	14,340	12,004,157
Churchill Downs, Inc.	16,100	2,208,920
Chuy’s Holdings, Inc.*	3,100	80,352
Cracker Barrel Old Country Store, Inc. (x)	11,185	1,719,582
Dave & Buster’s Entertainment, Inc.	19,800	795,366
Del Taco Restaurants, Inc.*	12,900	101,974
Denny’s Corp.*	29,712	590,675
Dine Brands Global, Inc.	8,000	668,160
Drive Shack, Inc.*	9,300	34,038
El Pollo Loco Holdings, Inc.*	6,300	95,382
Eldorado Resorts, Inc. (x)*	31,014	1,849,675
Everi Holdings, Inc.*	30,600	410,958
Fiesta Restaurant Group, Inc.*	2,700	26,703
Golden Entertainment, Inc.*	5,300	101,866
J Alexander’s Holdings, Inc.*	182	1,740
Jack in the Box, Inc.	13,700	1,069,011
Lindblad Expeditions Holdings, Inc.*	5,100	83,385
Marriott Vacations Worldwide Corp.	20,018	2,577,518
Monarch Casino & Resort, Inc.*	800	38,840
Noodles & Co. (x)*	16,300	90,302
Papa John’s International, Inc.	14,166	894,583
Penn National Gaming, Inc.*	53,114	1,357,594
Planet Fitness, Inc., Class A*	241,548	18,038,805
PlayAGS, Inc.*	3,900	47,307
Red Robin Gourmet Burgers, Inc.*	2,200	72,644
Red Rock Resorts, Inc., Class A	33,000	790,350
Ruth’s Hospitality Group, Inc.	10,200	222,003
Scientific Games Corp., Class A*	26,200	701,636
SeaWorld Entertainment, Inc.*	26,000	824,460
Shake Shack, Inc., Class A*	13,100	780,367
Target Hospitality Corp. (x)*	9,200	46,000
Texas Roadhouse, Inc.	31,100	1,751,552
Twin River Worldwide Holdings, Inc.	7,100	182,115
Wingstop, Inc.	14,100	1,215,843

		56,087,138

Household Durables (2.3%)
Beazer Homes USA, Inc.*	14,400	203,472
Cavco Industries, Inc.*	4,800	937,824
Century Communities, Inc.*	12,500	341,875
Ethan Allen Interiors, Inc.	5,400	102,924
GoPro, Inc., Class A (x)*	53,200	230,888
Green Brick Partners, Inc.*	2,900	33,292
Helen of Troy Ltd.*	12,500	2,247,375
Installed Building Products, Inc.*	10,400	716,248
iRobot Corp. (x)*	14,119	714,845
KB Home	40,700	1,394,789
La-Z-Boy, Inc.	25,600	805,888
LGI Homes, Inc.*	8,400	593,460
Lifetime Brands, Inc.	1,400	9,730
Lovesac Co. (The) (x)*	3,100	49,755
M.D.C. Holdings, Inc.	23,613	901,072
M/I Homes, Inc.*	12,800	503,680
Meritage Homes Corp.*	17,900	1,093,869
NVR, Inc.*	3,810	14,510,042
Skyline Champion Corp.*	23,400	741,780
Sonos, Inc.*	32,400	506,088
Taylor Morrison Home Corp., Class A*	51,300	1,121,418
Tempur Sealy International, Inc.*	150,950	13,141,707
TopBuild Corp.*	16,200	1,669,896
TRI Pointe Group, Inc.*	71,275	1,110,465
Tupperware Brands Corp.	24,200	207,636
Universal Electronics, Inc.*	6,400	334,464
William Lyon Homes, Class A*	11,300	225,774

		44,450,256

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Internet & Direct Marketing Retail (0.2%)
1-800-Flowers.com, Inc., Class A*	7,500	$108,750
Duluth Holdings, Inc., Class B (x)*	7,500	78,975
Groupon, Inc.*	207,900	496,881
Lands’ End, Inc.*	11,200	188,160
Overstock.com, Inc. (x)*	12,800	90,240
PetMed Express, Inc. (x)	9,700	228,144
Quotient Technology, Inc.*	33,500	330,310
Rubicon Project, Inc. (The)*	13,100	106,896
Shutterstock, Inc.*	9,700	415,936
Stamps.com, Inc.*	8,200	684,864
Stitch Fix, Inc., Class A (x)*	19,500	500,370
Waitr Holdings, Inc. (x)*	4,800	1,545

		3,231,071

Leisure Products (0.2%)
Acushnet Holdings Corp.	14,600	474,500
American Outdoor Brands Corp.*	10,900	101,152
Callaway Golf Co.	47,000	996,400
Clarus Corp.	3,300	44,748
Johnson Outdoors, Inc., Class A	1,500	115,050
Malibu Boats, Inc., Class A*	9,700	397,215
Marine Products Corp.	500	7,200
MasterCraft Boat Holdings, Inc.*	6,000	94,500
Sturm Ruger & Co., Inc.	8,300	390,349
Vista Outdoor, Inc.*	11,900	89,012
YETI Holdings, Inc. (x)*	18,900	657,342

		3,367,468

Multiline Retail (0.1%)
Big Lots, Inc.	23,200	666,304
Dillard’s, Inc., Class A (x)	7,400	543,752
JC Penney Co., Inc. (x)*	90,400	101,248

		1,311,304

Specialty Retail (4.1%)
Aaron’s, Inc.	34,300	1,958,873
Abercrombie & Fitch Co., Class A	38,100	658,749
American Eagle Outfitters, Inc.	87,000	1,278,900
America’s Car-Mart, Inc.*	1,800	197,388
Asbury Automotive Group, Inc.*	8,900	994,931
Ascena Retail Group, Inc. (x)*	2,708	20,757
At Home Group, Inc.*	8,200	45,100
Bed Bath & Beyond, Inc. (x)	63,400	1,096,820
Boot Barn Holdings, Inc.*	13,000	578,890
Buckle, Inc. (The) (x)	10,500	283,920
Burlington Stores, Inc.*	97,300	22,187,319
Caleres, Inc.	20,300	482,125
Camping World Holdings, Inc., Class A (x)	16,900	249,106
Cato Corp. (The), Class A	11,900	207,060
Chico’s FAS, Inc.	27,900	106,299
Children’s Place, Inc. (The) (x)	7,745	484,218
Designer Brands, Inc., Class A	35,100	552,474
Express, Inc.*	12,900	62,823
Five Below, Inc.*	134,341	17,176,840
Genesco, Inc.*	8,400	402,528
GNC Holdings, Inc., Class A (x)*	26,300	71,010
Group 1 Automotive, Inc.	8,500	850,000
Guess?, Inc. (x)	26,200	586,356
Haverty Furniture Cos., Inc.	2,500	50,400
Hibbett Sports, Inc.*	1,200	33,648
Hudson Ltd., Class A*	10,400	159,536
Lithia Motors, Inc., Class A	12,000	1,764,000
Lumber Liquidators Holdings, Inc.*	300	2,931
MarineMax, Inc.*	10,000	166,900
Michaels Cos., Inc. (The)*	39,600	320,364
Monro, Inc.	14,850	1,161,270
Murphy USA, Inc.*	14,700	1,719,900
National Vision Holdings, Inc.*	509,593	16,526,101
Office Depot, Inc.	288,900	791,586
Rent-A-Center, Inc.	22,700	654,668
RH*	7,708	1,645,658
Sally Beauty Holdings, Inc.*	57,800	1,054,850
Shoe Carnival, Inc. (x)	5,200	193,856
Signet Jewelers Ltd.	27,800	604,372
Sleep Number Corp.*	14,900	733,676
Sonic Automotive, Inc., Class A	8,800	272,800
Tailored Brands, Inc. (x)	54,000	223,560
Winmark Corp.	400	79,320
Zumiez, Inc.*	7,200	248,688

		78,940,570

Textiles, Apparel & Luxury Goods (0.5%)
Crocs, Inc.*	35,900	1,503,851
Deckers Outdoor Corp.*	13,300	2,245,838
Fossil Group, Inc.*	4,200	33,096
G-III Apparel Group Ltd.*	24,000	804,000
Kontoor Brands, Inc. (x)	20,500	860,795
Movado Group, Inc.	1,900	41,306
Oxford Industries, Inc.	7,600	573,192
Steven Madden Ltd.	43,893	1,887,838
Unifi, Inc.*	1,400	35,364
Vera Bradley, Inc.*	5,900	69,620
Wolverine World Wide, Inc.	42,700	1,440,698

		9,495,598

Total Consumer Discretionary		264,522,921

Consumer Staples (2.7%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A*	3,800	1,435,830
Celsius Holdings, Inc. (x)*	1,100	5,313
Coca-Cola Consolidated, Inc.	2,600	738,530
Craft Brew Alliance, Inc. (x)*	1,400	23,100
MGP Ingredients, Inc. (x)	6,100	295,545
New Age Beverages Corp. (x)*	27,500	50,050
Primo Water Corp.*	10,700	120,108

		2,668,476

Food & Staples Retailing (1.5%)
Andersons, Inc. (The)	17,700	447,456
BJ’s Wholesale Club Holdings, Inc.*	58,340	1,326,651

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Casey’s General Stores, Inc.	73,600	$11,701,664
Chefs’ Warehouse, Inc. (The)*	10,300	392,533
Grocery Outlet Holding Corp.*	342,815	11,124,347
HF Foods Group, Inc. (x)*	1,500	29,250
Ingles Markets, Inc., Class A	3,500	166,285
Natural Grocers by Vitamin Cottage, Inc.	3,600	35,532
Performance Food Group Co.*	47,900	2,465,892
PriceSmart, Inc.	12,700	901,954
Rite Aid Corp. (x)*	24,810	383,811
SpartanNash Co.	15,420	219,581
United Natural Foods, Inc.*	15,500	135,780
Village Super Market, Inc., Class A	2,300	53,360
Weis Markets, Inc.	2,700	109,323

		29,493,419

Food Products (0.7%)
Alico, Inc.	200	7,166
B&G Foods, Inc. (x)	36,100	647,273
Bridgford Foods Corp.*	200	4,958
Calavo Growers, Inc.	8,400	760,956
Cal-Maine Foods, Inc.	18,200	778,050
Darling Ingredients, Inc.*	73,722	2,070,114
Farmer Brothers Co.*	2,000	30,120
Fresh Del Monte Produce, Inc.	17,800	622,644
Freshpet, Inc.*	16,000	945,440
Hostess Brands, Inc.*	57,800	840,412
J&J Snack Foods Corp.	6,900	1,271,463
John B Sanfilippo & Son, Inc.	3,900	355,992
Lancaster Colony Corp.	10,100	1,617,010
Landec Corp.*	4,700	53,157
Limoneira Co.	3,100	59,613
Sanderson Farms, Inc.	9,800	1,726,956
Seneca Foods Corp., Class A*	1,100	44,869
Simply Good Foods Co. (The)*	33,500	956,090
Tootsie Roll Industries, Inc. (x)	7,741	264,277

		13,056,560

Household Products (0.1%)
Central Garden & Pet Co.*	2,700	83,889
Central Garden & Pet Co., Class A*	15,500	455,080
Oil-Dri Corp. of America	600	21,750
WD-40 Co.	6,300	1,223,082

		1,783,801

Personal Products (0.2%)
BellRing Brands, Inc., Class A*	18,505	393,971
Edgewell Personal Care Co.*	25,400	786,384
elf Beauty, Inc.*	14,400	232,272
Inter Parfums, Inc.	8,400	610,764
Lifevantage Corp.*	900	14,049
Medifast, Inc. (x)	5,100	558,858
Nature’s Sunshine Products, Inc.*	7,500	66,975
Revlon, Inc., Class A (x)*	5,200	111,384
USANA Health Sciences, Inc.*	7,400	581,270
Youngevity International, Inc. (x)*	1,000	3,260

		3,359,187

Tobacco (0.1%)
22nd Century Group, Inc. (x)*	11,000	12,100
Pyxus International, Inc. (x)*	6,300	56,322
Turning Point Brands, Inc. (x)	2,000	57,200
Universal Corp.	12,000	684,720
Vector Group Ltd.	60,794	814,032

		1,624,374

Total Consumer Staples		51,985,817

Energy (1.9%)
Energy Equipment & Services (0.8%)
Archrock, Inc.	62,200	624,488
Cactus, Inc., Class A	202,135	6,937,273
Covia Holdings Corp. (x)*	45,160	92,126
Diamond Offshore Drilling, Inc. (x)*	31,400	225,766
DMC Global, Inc. (x)	6,500	292,110
Dril-Quip, Inc.*	18,400	863,144
Era Group, Inc.*	10,300	104,751
Exterran Corp.*	17,800	139,374
Forum Energy Technologies, Inc.*	24,000	40,320
Frank’s International NV*	35,300	182,501
FTS International, Inc.*	35,800	37,232
Geospace Technologies Corp.*	300	5,031
Helix Energy Solutions Group, Inc.*	75,800	729,954
KLX Energy Services Holdings, Inc.*	10,000	64,400
Liberty Oilfield Services, Inc., Class A	20,900	232,408
Mammoth Energy Services, Inc. (x)	23,800	52,360
Matrix Service Co.*	10,900	249,392
McDermott International, Inc. (x)*	90,678	61,353
Nabors Industries Ltd.	163,600	471,168
National Energy Services Reunited Corp.*	3,600	32,832
Natural Gas Services Group, Inc.*	8,100	99,306
NCS Multistage Holdings, Inc.*	5,300	11,130
Newpark Resources, Inc.*	56,300	353,001
NexTier Oilfield Solutions, Inc.*	80,992	542,646
Nine Energy Service, Inc. (x)*	11,300	88,366
Noble Corp. plc*	47,600	58,072
Oceaneering International, Inc.*	46,600	694,806
Oil States International, Inc.*	28,300	461,573
Pacific Drilling SA*	3,300	13,464
Parker Drilling Co. (x)*	1,400	31,500
ProPetro Holding Corp.*	32,600	366,750
RigNet, Inc.*	10,800	71,280
RPC, Inc. (x)	41,400	216,936
SEACOR Holdings, Inc.*	10,000	431,500
SEACOR Marine Holdings, Inc.*	14,754	203,458
Seadrill Ltd. (x)*	29,000	73,660
Select Energy Services, Inc., Class A*	27,500	255,200
Smart Sand, Inc. (x)*	16,900	42,588

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Solaris Oilfield Infrastructure, Inc., Class A (x)	13,700	$191,800
TETRA Technologies, Inc.*	56,300	110,348
Tidewater, Inc.*	21,750	419,340
US Silica Holdings, Inc. (x)	37,900	233,085
US Well Services, Inc.*	200	378

		16,408,170

Oil, Gas & Consumable Fuels (1.1%)
Abraxas Petroleum Corp.*	37,200	13,061
Altus Midstream Co. (x)*	21,900	62,634
Arch Coal, Inc., Class A (x)	10,700	767,618
Ardmore Shipping Corp.*	6,700	60,635
Berry Petroleum Corp.	11,400	107,502
Bonanza Creek Energy, Inc.*	8,500	198,390
Brigham Minerals, Inc., Class A	6,900	147,936
California Resources Corp. (x)*	20,200	182,406
Callon Petroleum Co. (x)*	186,012	898,438
Chaparral Energy, Inc., Class A (x)*	1,000	1,760
Clean Energy Fuels Corp.*	54,400	127,296
CNX Resources Corp.*	90,200	798,270
Comstock Resources, Inc. (x)*	16,000	131,680
CONSOL Energy, Inc.*	13,200	191,532
Contura Energy, Inc.*	8,800	79,640
CVR Energy, Inc.	13,900	561,977
Delek US Holdings, Inc.	36,623	1,227,969
Denbury Resources, Inc. (x)*	217,400	306,534
DHT Holdings, Inc.	41,900	346,932
Diamond S Shipping, Inc., Class S*	4,800	80,352
Dorian LPG Ltd.*	21,115	326,860
Energy Fuels, Inc. (x)*	16,000	30,560
Evolution Petroleum Corp.	8,100	44,307
Extraction Oil & Gas, Inc. (x)*	58,600	124,232
Falcon Minerals Corp. (x)	3,900	27,534
GasLog Ltd. (x)	21,300	208,527
Golar LNG Ltd. (x)	46,400	659,808
Goodrich Petroleum Corp.*	100	1,004
Green Plains, Inc.	17,900	276,197
Gulfport Energy Corp.*	82,400	250,496
HighPoint Resources Corp.*	66,200	111,878
International Seaways, Inc.*	10,500	312,480
Jagged Peak Energy, Inc. (x)*	30,400	258,096
Magnolia Oil & Gas Corp., Class A (x)*	46,900	590,002
Matador Resources Co.*	49,800	894,906
Montage Resources Corp. (x)*	639	5,074
NACCO Industries, Inc., Class A	700	32,781
NextDecade Corp.*	1,100	6,754
Nordic American Tankers Ltd.	68,300	336,036
Northern Oil and Gas, Inc. (x)*	119,000	278,460
Oasis Petroleum, Inc.*	148,163	483,011
Overseas Shipholding Group, Inc., Class A*	8,100	18,630
Panhandle Oil and Gas, Inc., Class A	9,200	103,132
Par Pacific Holdings, Inc.*	12,700	295,148
PDC Energy, Inc.*	30,247	791,564
Peabody Energy Corp.	38,100	347,472
Penn Virginia Corp.*	6,600	200,310
PrimeEnergy Resources Corp.*	100	15,126
QEP Resources, Inc.	111,000	499,500
Renewable Energy Group, Inc.*	14,700	396,165
REX American Resources Corp.*	2,400	196,704
Ring Energy, Inc. (x)*	20,100	53,064
Rosehill Resources, Inc.*	3,300	4,224
SandRidge Energy, Inc.*	16,900	71,656
Scorpio Tankers, Inc.	21,976	864,536
SFL Corp. Ltd.	37,200	540,888
SM Energy Co.	52,000	584,480
Southwestern Energy Co. (x)*	278,000	672,760
SRC Energy, Inc.*	113,700	468,444
Talos Energy, Inc.*	7,900	238,185
Teekay Corp.	49,400	262,808
Teekay Tankers Ltd., Class A*	14,375	344,569
Tellurian, Inc. (x)*	53,600	390,208
Unit Corp. (x)*	27,600	19,199
Uranium Energy Corp. (x)*	10,900	10,019
W&T Offshore, Inc.*	50,200	279,112
Whiting Petroleum Corp. (x)*	42,200	309,748
World Fuel Services Corp.	31,600	1,372,072

		20,901,288

Total Energy		37,309,458

Financials (11.1%)
Banks (5.3%)
1st Constitution Bancorp	500	11,065
1st Source Corp.	8,935	463,548
ACNB Corp.	700	26,474
Allegiance Bancshares, Inc.*	9,000	338,400
Amalgamated Bank, Class A	4,000	77,800
Amerant Bancorp, Inc.*	3,900	84,981
American National Bankshares, Inc.	5,600	221,592
Ameris Bancorp	28,420	1,208,987
Ames National Corp.	8,760	245,806
Arrow Financial Corp.	3,818	144,320
Atlantic Capital Bancshares, Inc.*	4,900	89,915
Atlantic Union Bankshares Corp.	41,744	1,567,487
Banc of California, Inc.	25,700	441,526
BancFirst Corp.	8,200	512,008
Bancorp, Inc. (The)*	23,000	298,310
BancorpSouth Bank	45,200	1,419,732
Bank First Corp. (x)	1,200	84,012
Bank of Commerce Holdings	3,700	42,809
Bank of Marin Bancorp	3,680	165,784
Bank of NT Butterfield & Son Ltd. (The)	26,100	966,222
Bank of Princeton (The)	400	12,596
Bank7 Corp.	100	1,896
BankFinancial Corp.	12,300	160,884
Bankwell Financial Group, Inc.	1,000	28,840
Banner Corp.	19,900	1,126,141
Bar Harbor Bankshares	2,300	58,397
Baycom Corp.*	1,100	25,014
BCB Bancorp, Inc.	2,400	33,096
Berkshire Hills Bancorp, Inc.	22,800	749,664

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Boston Private Financial Holdings, Inc.	54,810	$659,364
Bridge Bancorp, Inc.	5,900	197,827
Brookline Bancorp, Inc.	33,856	557,270
Bryn Mawr Bank Corp.	8,300	342,292
Business First Bancshares, Inc.	1,800	44,874
Byline Bancorp, Inc.	4,000	78,280
C&F Financial Corp.	900	49,797
Cadence Bancorp	63,051	1,143,115
Cambridge Bancorp (x)	600	48,090
Camden National Corp.	11,525	530,841
Capital Bancorp, Inc.*	500	7,445
Capital City Bank Group, Inc.	8,200	250,100
Capstar Financial Holdings, Inc.	3,700	61,605
Carolina Financial Corp.	9,000	389,070
Carter Bank & Trust*	3,200	75,904
Cathay General Bancorp	37,801	1,438,328
CBTX, Inc.	7,300	227,176
CenterState Bank Corp.	55,302	1,381,444
Central Pacific Financial Corp.	21,600	638,928
Central Valley Community Bancorp	2,300	49,841
Century Bancorp, Inc., Class A	900	80,964
Chemung Financial Corp.	600	25,500
Citizens & Northern Corp.	7,000	197,750
City Holding Co.	10,500	860,475
Civista Bancshares, Inc.	2,800	67,200
CNB Financial Corp.	5,740	187,583
Coastal Financial Corp.*	800	13,176
Codorus Valley Bancorp, Inc.	1,428	32,887
Colony Bankcorp, Inc.	1,000	16,500
Columbia Banking System, Inc.	40,075	1,630,451
Community Bank System, Inc.	23,596	1,673,900
Community Bankers Trust Corp.	3,600	31,968
Community Financial Corp. (The)	800	28,456
Community Trust Bancorp, Inc.	8,500	396,440
ConnectOne Bancorp, Inc.	16,400	421,808
Customers Bancorp, Inc.*	8,700	207,147
CVB Financial Corp.	62,000	1,337,960
Dime Community Bancshares, Inc.	14,900	311,261
Eagle Bancorp, Inc.	17,930	871,936
Enterprise Bancorp, Inc.	1,200	40,644
Enterprise Financial Services Corp.	15,490	746,773
Equity Bancshares, Inc., Class A*	3,500	108,045
Esquire Financial Holdings, Inc.*	400	10,428
Evans Bancorp, Inc.	600	24,060
Farmers & Merchants Bancorp, Inc. (x)	1,300	39,195
Farmers National Banc Corp.	3,700	60,384
FB Financial Corp.	12,000	475,080
Fidelity D&D Bancorp, Inc. (x)	500	31,105
Financial Institutions, Inc.	2,500	80,250
First Bancorp (Nasdaq Stock Exchange)	17,188	685,973
First Bancorp (Quotrix Stock Exchange)	100,800	1,067,472
First Bancorp, Inc.	3,940	119,106
First Bancshares, Inc. (The)	2,000	71,040
First Bank	1,300	14,365
First Busey Corp.	26,331	724,102
First Business Financial Services, Inc.	1,300	34,229
First Capital, Inc. (x)	400	29,200
First Choice Bancorp	1,000	26,960
First Commonwealth Financial Corp.	59,700	866,247
First Community Bankshares, Inc.	1,000	31,020
First Financial Bancorp	48,365	1,230,406
First Financial Bankshares, Inc. (x)	60,800	2,134,080
First Financial Corp.	2,500	114,300
First Financial Northwest, Inc.	1,900	28,386
First Foundation, Inc.	11,800	205,320
First Guaranty Bancshares, Inc.	660	14,368
First Internet Bancorp	2,800	66,388
First Interstate BancSystem, Inc., Class A	15,789	661,875
First Merchants Corp.	28,627	1,190,597
First Mid Bancshares, Inc.	2,300	81,075
First Midwest Bancorp, Inc.	50,000	1,153,000
First Northwest Bancorp	300	5,439
First of Long Island Corp. (The)	8,200	205,656
Flushing Financial Corp.	17,850	385,649
FNCB Bancorp, Inc.	2,000	16,900
Franklin Financial Network, Inc.	4,500	154,485
Franklin Financial Services Corp.	800	30,952
Fulton Financial Corp.	81,500	1,420,545
FVCBankcorp, Inc.*	2,100	36,687
German American Bancorp, Inc.	16,050	571,701
Glacier Bancorp, Inc.	41,430	1,905,366
Great Southern Bancorp, Inc.	5,000	316,600
Great Western Bancorp, Inc.	30,800	1,069,992
Guaranty Bancshares, Inc.	1,600	52,608
Hancock Whitney Corp.	44,002	1,930,808
Hanmi Financial Corp.	17,138	342,674
HarborOne Bancorp, Inc.*	6,915	75,996
Hawthorn Bancshares, Inc.	700	17,850
Heartland Financial USA, Inc.	17,055	848,316
Heritage Commerce Corp.	25,100	322,033
Heritage Financial Corp.	17,866	505,608
Hilltop Holdings, Inc.	34,099	850,088
Home BancShares, Inc.	75,875	1,491,702
HomeTrust Bancshares, Inc.	2,600	69,758
Hope Bancorp, Inc.	66,285	984,995
Horizon Bancorp, Inc.	15,500	294,500
Howard Bancorp, Inc.*	3,100	52,328
IBERIABANK Corp.	24,248	1,814,478
Independent Bank Corp./MA	17,923	1,492,090
Independent Bank Corp./MI	3,500	79,275
Independent Bank Group, Inc.	18,230	1,010,671
International Bancshares Corp.	28,700	1,236,109
Investar Holding Corp.	1,900	45,600
Investors Bancorp, Inc.	124,972	1,489,041
Lakeland Bancorp, Inc.	20,010	347,774

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Lakeland Financial Corp.	15,855	$775,785
LCNB Corp.	2,900	55,970
Level One Bancorp, Inc.	400	10,064
Live Oak Bancshares, Inc.	3,200	60,832
Macatawa Bank Corp.	4,700	52,311
Mackinac Financial Corp.	1,000	17,460
MainStreet Bancshares, Inc.*	1,200	27,600
Malvern Bancorp, Inc.*	1,000	23,090
Mercantile Bank Corp.	5,100	185,997
Metropolitan Bank Holding Corp.*	1,800	86,814
Mid Penn Bancorp, Inc.	900	25,920
Midland States Bancorp, Inc.	7,400	214,304
MidWestOne Financial Group, Inc.	1,900	68,837
MutualFirst Financial, Inc.	1,100	43,637
MVB Financial Corp.	600	14,952
National Bank Holdings Corp., Class A	19,800	697,356
National Bankshares, Inc.	2,600	116,818
NBT Bancorp, Inc.	24,195	981,349
Nicolet Bankshares, Inc.*	4,300	317,555
Northeast Bank	900	19,791
Northrim BanCorp, Inc.	1,400	53,620
Norwood Financial Corp.	400	15,560
OFG Bancorp	30,800	727,188
Ohio Valley Banc Corp.	700	27,734
Old National Bancorp	80,280	1,468,321
Old Second Bancorp, Inc.	5,700	76,779
Opus Bank	5,400	139,698
Origin Bancorp, Inc.	15,300	578,952
Orrstown Financial Services, Inc.	1,800	40,716
Pacific Mercantile Bancorp*	1,000	8,120
Pacific Premier Bancorp, Inc.	26,500	864,033
Park National Corp.	6,450	660,351
Parke Bancorp, Inc.	2,210	56,112
PCB Bancorp	2,200	38,016
Peapack Gladstone Financial Corp.	2,300	71,070
Penns Woods Bancorp, Inc.	2,310	82,144
Peoples Bancorp of North Carolina, Inc.	430	14,126
Peoples Bancorp, Inc.	4,500	155,970
Peoples Financial Services Corp.	1,000	50,350
People’s Utah Bancorp	2,400	72,288
Preferred Bank	6,200	372,558
Premier Financial Bancorp, Inc.	2,300	41,722
QCR Holdings, Inc.	6,900	302,634
RBB Bancorp	2,900	61,393
Red River Bancshares, Inc. (x)*	400	22,424
Reliant Bancorp, Inc.	900	20,016
Renasant Corp.	26,500	938,630
Republic Bancorp, Inc., Class A	3,800	177,840
Republic First Bancorp, Inc.*	8,600	35,948
S&T Bancorp, Inc.	21,059	848,467
Sandy Spring Bancorp, Inc.	16,541	626,573
SB One Bancorp	1,100	27,412
Seacoast Banking Corp. of Florida*	27,000	825,390
Select Bancorp, Inc.*	1,400	17,220
ServisFirst Bancshares, Inc.	24,400	919,392
Shore Bancshares, Inc.	1,900	32,984
Sierra Bancorp	3,300	96,096
Simmons First National Corp., Class A	48,718	1,305,155
SmartFinancial, Inc.	1,700	40,205
South Plains Financial, Inc. (x)	1,600	33,392
South State Corp.	16,754	1,453,410
Southern First Bancshares, Inc.*	1,500	63,735
Southern National Bancorp of Virginia, Inc.	3,900	63,765
Southside Bancshares, Inc.	22,136	822,131
Spirit of Texas Bancshares, Inc.*	1,700	39,100
Stock Yards Bancorp, Inc.	12,150	498,879
Summit Financial Group, Inc.	1,900	51,471
SVB Financial Group*	35,116	8,815,521
Tompkins Financial Corp.	7,351	672,617
Towne Bank	29,009	807,030
TriCo Bancshares	10,782	440,013
TriState Capital Holdings, Inc.*	7,400	193,288
Triumph Bancorp, Inc.*	15,600	593,112
Trustmark Corp.	34,720	1,198,187
UMB Financial Corp.	23,460	1,610,294
Union Bankshares, Inc.	100	3,626
United Bankshares, Inc.	50,932	1,969,031
United Community Banks, Inc.	36,600	1,130,208
United Security Bancshares	2,300	24,679
Unity Bancorp, Inc.	400	9,028
Univest Financial Corp.	12,938	346,480
Valley National Bancorp	183,177	2,097,377
Veritex Holdings, Inc.	24,420	711,355
Washington Trust Bancorp, Inc.	10,800	580,932
WesBanco, Inc.	26,475	1,000,490
West Bancorporation, Inc.	6,700	171,721
Westamerica Bancorp	13,500	914,895

		102,837,422

Capital Markets (2.5%)
Ares Management Corp.	395,071	14,100,084
Artisan Partners Asset Management, Inc., Class A	21,600	698,112
Associated Capital Group, Inc., Class A	3,730	146,216
B. Riley Financial, Inc.	2,400	60,432
Blucora, Inc.*	20,300	530,642
Brightsphere Investment Group, Inc.	40,100	409,822
Cohen & Steers, Inc.	11,366	713,330
Cowen, Inc., Class A*	5,700	89,775
Diamond Hill Investment Group, Inc.	500	70,230
Donnelley Financial Solutions, Inc.*	6,300	65,961
Federated Investors, Inc., Class B	45,700	1,489,363
Focus Financial Partners, Inc., Class A*	12,127	357,383
GAIN Capital Holdings, Inc. (x)	15,100	59,645
GAMCO Investors, Inc., Class A	5,030	98,035
Greenhill & Co., Inc.	8,400	143,472

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Hamilton Lane, Inc., Class A	10,100	$601,960
Houlihan Lokey, Inc.	17,000	830,790
INTL. FCStone, Inc.*	5,900	288,097
Ladenburg Thalmann Financial Services, Inc.	2,900	10,092
Moelis & Co., Class A	25,500	813,960
Oppenheimer Holdings, Inc., Class A	3,400	93,432
Piper Jaffray Cos.	8,000	639,520
PJT Partners, Inc., Class A	15,400	695,002
Pzena Investment Management, Inc., Class A	7,100	61,202
Safeguard Scientifics, Inc.	5,230	57,425
Sculptor Capital Management, Inc.	4,300	95,030
Siebert Financial Corp. (x)*	1,300	11,245
Silvercrest Asset Management Group, Inc., Class A	400	5,032
Stifel Financial Corp.	220,813	13,392,308
Tradeweb Markets, Inc., Class A	201,742	9,350,742
Virtus Investment Partners, Inc.	2,895	352,379
Waddell & Reed Financial, Inc., Class A	41,500	693,880
Westwood Holdings Group, Inc.	2,600	77,012
WisdomTree Investments, Inc.	72,600	351,384

		47,452,994

Consumer Finance (0.3%)
Curo Group Holdings Corp.*	5,200	63,336
Elevate Credit, Inc.*	10,500	46,725
Encore Capital Group, Inc.*	17,050	602,888
Enova International, Inc.*	15,300	368,118
EZCORP, Inc., Class A (x)*	11,300	77,066
FirstCash, Inc.	21,504	1,733,867
Green Dot Corp., Class A*	25,200	587,160
LendingClub Corp.*	34,340	433,371
Medallion Financial Corp.*	4,300	31,261
Nelnet, Inc., Class A	10,450	608,608
PRA Group, Inc.*	26,460	960,498
Regional Management Corp.*	2,500	75,075
World Acceptance Corp.*	2,220	191,808

		5,779,781

Diversified Financial Services (0.1%)
Banco Latinoamericano de Comercio Exterior SA, Class E	12,420	265,540
Cannae Holdings, Inc.*	31,400	1,167,766
FGL Holdings	66,900	712,485
GWG Holdings, Inc. (x)*	1,200	11,784
Marlin Business Services Corp.	8,600	189,028
On Deck Capital, Inc.*	18,200	75,348

		2,421,951

Insurance (1.2%)
Ambac Financial Group, Inc.*	32,500	701,025
American Equity Investment Life Holding Co.	47,380	1,418,083
AMERISAFE, Inc.	11,990	791,700
Argo Group International Holdings Ltd.	16,910	1,111,832
Citizens, Inc.(x)*	21,800	147,150
CNO Financial Group, Inc.	69,400	1,258,222
Crawford & Co., Class A	3,000	34,410
Donegal Group, Inc., Class A	7,900	117,078
eHealth, Inc.*	12,500	1,201,000
Employers Holdings, Inc.	18,300	764,025
Enstar Group Ltd.*	5,950	1,230,817
FBL Financial Group, Inc., Class A	5,000	294,650
FedNat Holding Co.	4,000	66,520
Genworth Financial, Inc., Class A*	262,800	1,156,320
Global Indemnity Ltd.	5,950	176,299
Goosehead Insurance, Inc., Class A (x)	900	38,160
Greenlight Capital Re Ltd., Class A (x)*	10,116	102,273
Hallmark Financial Services, Inc.*	13,500	237,195
HCI Group, Inc.	1,900	86,735
Health Insurance Innovations, Inc., Class A (x)*	3,400	65,586
Heritage Insurance Holdings, Inc.	8,400	111,300
Horace Mann Educators Corp.	18,310	799,415
Independence Holding Co.	400	16,832
Investors Title Co.	500	79,600
James River Group Holdings Ltd.	14,500	597,545
Kinsale Capital Group, Inc.	8,900	904,774
MBIA, Inc.*	41,300	384,090
National General Holdings Corp.	29,100	643,110
National Western Life Group, Inc., Class A	930	270,518
NI Holdings, Inc.*	2,100	36,120
Palomar Holdings, Inc.*	3,300	166,617
ProAssurance Corp.	25,000	903,500
Protective Insurance Corp., Class B	4,387	70,587
RLI Corp.	21,000	1,890,420
Safety Insurance Group, Inc.	8,350	772,625
Selective Insurance Group, Inc.	26,540	1,730,143
State Auto Financial Corp.	4,800	148,896
Stewart Information Services Corp.	12,600	513,954
Third Point Reinsurance Ltd.*	36,100	379,772
Tiptree, Inc.	2,400	19,536
Trupanion, Inc. (x)*	19,500	730,470
United Fire Group, Inc.	10,000	437,300
United Insurance Holdings Corp.	6,000	75,660
Universal Insurance Holdings, Inc.	19,000	531,810
Watford Holdings Ltd.*	3,500	88,060

		23,301,734

Mortgage Real Estate Investment Trusts (REITs) (0.6%)
AG Mortgage Investment Trust, Inc. (REIT)	4,100	63,222
Anworth Mortgage Asset Corp. (REIT)	37,700	132,704
Apollo Commercial Real Estate Finance, Inc. (REIT)	70,548	1,290,323
Ares Commercial Real Estate Corp. (REIT) (x)	4,000	63,360

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Arlington Asset Investment Corp. (REIT), Class A (x)	21,300	$118,641
ARMOUR Residential REIT, Inc. (REIT)	35,716	638,245
Blackstone Mortgage Trust, Inc. (REIT), Class A (x)	58,600	2,181,092
Capstead Mortgage Corp. (REIT)	50,010	396,079
Cherry Hill Mortgage Investment Corp. (REIT)	6,600	96,294
Colony Credit Real Estate, Inc. (REIT)	39,600	521,136
Dynex Capital, Inc. (REIT)	7,433	125,915
Ellington Financial, Inc. (REIT)	4,400	80,652
Exantas Capital Corp. (REIT)	11,487	135,661
Granite Point Mortgage Trust, Inc. (REIT)	34,700	637,786
Great Ajax Corp. (REIT)	5,600	82,936
Invesco Mortgage Capital, Inc. (REIT)	58,655	976,606
KKR Real Estate Finance Trust, Inc. (REIT) (x)	1,300	26,546
Ladder Capital Corp. (REIT)	54,887	990,162
New York Mortgage Trust, Inc. (REIT)	126,400	787,472
Orchid Island Capital, Inc. (REIT) (x)	13,600	79,560
PennyMac Mortgage Investment Trust (REIT)	34,963	779,325
Ready Capital Corp. (REIT)	5,200	80,184
Redwood Trust, Inc. (REIT)	56,700	937,818
TPG RE Finance Trust, Inc. (REIT)	30,500	618,235
Western Asset Mortgage Capital Corp. (REIT)	12,900	133,257

		11,973,211

Thrifts & Mortgage Finance (1.1%)
Axos Financial, Inc.*	27,000	817,560
Bridgewater Bancshares, Inc.*	2,600	35,828
Capitol Federal Financial, Inc.	77,100	1,058,583
Columbia Financial, Inc.*	23,400	396,396
Entegra Financial Corp.*	800	24,128
ESSA Bancorp, Inc.	2,000	33,900
Essent Group Ltd.	45,300	2,355,147
Federal Agricultural Mortgage Corp., Class C	4,300	359,050
First Defiance Financial Corp.	2,500	78,725
Flagstar Bancorp, Inc.	18,900	722,925
FS Bancorp, Inc.	600	38,274
Hingham Institution for Savings	400	84,080
Home Bancorp, Inc.	1,300	50,947
HomeStreet, Inc.*	12,700	431,800
Kearny Financial Corp.	53,184	735,535
Luther Burbank Corp.	4,800	55,344
Merchants Bancorp	4,700	92,637
Meridian Bancorp, Inc.	30,100	604,709
Meta Financial Group, Inc.	17,100	624,321
MMA Capital Holdings, Inc.*	700	22,260
Mr Cooper Group, Inc.*	35,361	442,366
NMI Holdings, Inc., Class A*	29,400	975,492
Northfield Bancorp, Inc.	24,658	418,200
Northwest Bancshares, Inc.	51,790	861,268
OceanFirst Financial Corp.	24,343	621,720
Ocwen Financial Corp.*	17,200	23,564
OP Bancorp	500	5,185
PCSB Financial Corp.	1,800	36,450
PDL Community Bancorp*	800	11,760
PennyMac Financial Services, Inc.	11,800	401,672
Provident Bancorp, Inc.*	808	10,060
Provident Financial Holdings, Inc.	800	17,520
Provident Financial Services, Inc.	31,600	778,940
Prudential Bancorp, Inc.	1,700	31,501
Radian Group, Inc.	98,666	2,482,436
Riverview Bancorp, Inc.	3,800	31,198
Southern Missouri Bancorp, Inc.	2,200	84,392
Sterling Bancorp, Inc.	5,400	43,740
Territorial Bancorp, Inc.	4,900	151,606
Timberland Bancorp, Inc.	1,300	38,662
TrustCo Bank Corp.	66,200	573,954
United Community Financial Corp.	8,600	100,276
Walker & Dunlop, Inc.	14,500	937,860
Washington Federal, Inc.	42,000	1,539,300
Waterstone Financial, Inc.	3,400	64,702
Western New England Bancorp, Inc.	4,800	46,224
WSFS Financial Corp.	23,171	1,019,292

		20,371,489

Total Financials		214,138,582

Health Care (19.6%)
Biotechnology (9.2%)
ACADIA Pharmaceuticals, Inc.*	52,200	2,233,116
Acceleron Pharma, Inc.*	22,900	1,214,158
Achillion Pharmaceuticals, Inc.*	65,300	393,759
Acorda Therapeutics, Inc.*	9,700	19,788
Adamas Pharmaceuticals, Inc. (x)*	13,100	49,649
ADMA Biologics, Inc. (x)*	10,300	41,200
Aduro Biotech, Inc.*	37,400	44,132
Adverum Biotechnologies, Inc.*	16,700	192,384
Aeglea BioTherapeutics, Inc.*	1,600	12,224
Affimed NV*	10,200	27,948
Agenus, Inc.*	71,700	291,819
AgeX Therapeutics, Inc. (x)*	3,420	6,224
Aimmune Therapeutics, Inc. (x)*	195,870	6,555,769
Akcea Therapeutics, Inc. (x)*	8,700	147,378
Akebia Therapeutics, Inc.*	45,323	286,441
Albireo Pharma, Inc. (x)*	2,300	58,466
Aldeyra Therapeutics, Inc. (x)*	4,100	23,821
Alector, Inc. (x)*	7,400	127,502
Allakos, Inc. (x)*	8,200	781,952
Allogene Therapeutics, Inc. (x)*	162,261	4,215,541
AMAG Pharmaceuticals, Inc.*	18,853	229,441
Amicus Therapeutics, Inc.*	107,500	1,047,050
AnaptysBio, Inc.*	11,400	185,250

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Anavex Life Sciences Corp. (x)*	3,500	$9,065
Anika Therapeutics, Inc.*	6,600	342,210
Apellis Pharmaceuticals, Inc.*	28,500	872,670
Arcus Biosciences, Inc.*	7,600	76,760
Arena Pharmaceuticals, Inc.*	103,350	4,694,157
ArQule, Inc.*	51,500	1,027,940
Arrowhead Pharmaceuticals, Inc.*	43,400	2,752,862
Ascendis Pharma A/S (ADR)*	48,742	6,780,987
Assembly Biosciences, Inc.*	11,200	229,152
Atara Biotherapeutics, Inc.*	19,200	316,224
Athenex, Inc. (x)*	27,500	419,925
Athersys, Inc. (x)*	9,000	11,070
Audentes Therapeutics, Inc.*	20,400	1,220,736
Avid Bioservices, Inc.*	24,000	184,080
Avrobio, Inc.*	11,100	223,443
Axcella Health, Inc.*	600	2,406
Baudax Bio, Inc. (x)*	2,560	17,715
BeiGene Ltd. (ADR)*	26,743	4,432,920
Beyondspring, Inc. (x)*	2,900	44,950
BioCryst Pharmaceuticals, Inc.*	49,400	170,430
Biohaven Pharmaceutical Holding Co. Ltd.*	144,269	7,854,004
BioSpecifics Technologies Corp.*	2,300	130,962
Bioxcel Therapeutics, Inc.*	400	5,844
Blueprint Medicines Corp.*	107,607	8,620,397
Bridgebio Pharma, Inc. (x)*	10,500	368,025
Calithera Biosciences, Inc.*	14,100	80,511
Calyxt, Inc. (x)*	7,500	52,575
CareDx, Inc.*	23,500	506,895
CASI Pharmaceuticals, Inc. (x)*	16,700	51,603
Catalyst Pharmaceuticals, Inc.*	57,600	216,000
Celcuity, Inc.*	500	5,320
Cellular Biomedicine Group, Inc. (x)*	1,800	29,232
CEL-SCI Corp. (x)*	3,600	32,940
Checkpoint Therapeutics, Inc.*	1,200	2,064
ChemoCentryx, Inc.*	22,200	878,010
Chimerix, Inc.*	23,000	46,690
Clovis Oncology, Inc. (x)*	20,900	217,883
Coherus Biosciences, Inc.*	175,700	3,163,478
Concert Pharmaceuticals, Inc.*	12,800	118,080
Constellation Pharmaceuticals, Inc. (x)*	7,200	339,192
Corbus Pharmaceuticals Holdings, Inc. (x)*	27,400	149,604
Cortexyme, Inc. (x)*	5,200	291,928
Crinetics Pharmaceuticals, Inc.*	3,500	87,815
Cue Biopharma, Inc.*	1,100	17,462
Cyclerion Therapeutics, Inc.*	9,980	27,146
Cytokinetics, Inc.*	24,000	254,640
CytomX Therapeutics, Inc.*	21,200	176,172
Deciphera Pharmaceuticals, Inc.*	113,797	7,082,725
Denali Therapeutics, Inc.*	21,500	374,530
Dicerna Pharmaceuticals, Inc.*	21,500	473,645
Dynavax Technologies Corp. (x)*	44,860	256,599
Eagle Pharmaceuticals, Inc.*	5,200	312,416
Editas Medicine, Inc.*	21,500	636,615
Eidos Therapeutics, Inc. (x)*	6,100	350,079
Eiger BioPharmaceuticals, Inc.*	2,900	43,210
Emergent BioSolutions, Inc.*	24,700	1,332,565
Enanta Pharmaceuticals, Inc.*	7,900	488,062
Enochian Biosciences, Inc. (x)*	400	2,008
Epizyme, Inc.*	36,000	885,600
Esperion Therapeutics, Inc. (x)*	10,000	596,300
Evelo Biosciences, Inc. (x)*	1,000	4,060
Fate Therapeutics, Inc.*	23,700	463,809
FibroGen, Inc.*	35,200	1,509,728
Five Prime Therapeutics, Inc.*	17,800	81,702
Flexion Therapeutics, Inc.*	17,900	370,530
Forty Seven, Inc.*	9,400	370,078
G1 Therapeutics, Inc.*	15,700	414,951
Galectin Therapeutics, Inc. (x)*	3,000	8,580
Geron Corp. (x)*	58,700	79,832
Global Blood Therapeutics, Inc.*	26,900	2,138,281
GlycoMimetics, Inc.*	13,000	68,770
Gossamer Bio, Inc.*	166,274	2,598,863
Gritstone Oncology, Inc. (x)*	5,500	49,335
Halozyme Therapeutics, Inc.*	75,700	1,342,161
Harpoon Therapeutics, Inc.*	1,000	14,790
Heron Therapeutics, Inc.*	35,800	841,300
Homology Medicines, Inc.*	11,500	238,050
Hookipa Pharma, Inc.*	600	7,338
ImmunoGen, Inc.*	106,300	542,662
Immunomedics, Inc.*	81,200	1,718,192
Incyte Corp.*	108,670	9,489,064
Inovio Pharmaceuticals, Inc. (x)*	66,700	220,110
Insmed, Inc.*	35,400	845,352
Intellia Therapeutics, Inc. (x)*	15,700	230,319
Intercept Pharmaceuticals, Inc. (x)*	11,700	1,449,864
Intrexon Corp. (x)*	28,500	156,180
Invitae Corp. (x)*	373,814	6,029,620
Iovance Biotherapeutics, Inc.*	52,100	1,442,128
Ironwood Pharmaceuticals, Inc.*	72,800	968,968
Jounce Therapeutics, Inc.*	15,000	130,950
Kadmon Holdings, Inc. (x)*	55,100	249,603
KalVista Pharmaceuticals, Inc.*	3,300	58,773
Karyopharm Therapeutics, Inc. (x)*	27,300	523,341
Kezar Life Sciences, Inc.*	2,600	10,426
Kindred Biosciences, Inc.*	8,900	75,472
Kiniksa Pharmaceuticals Ltd., Class A*	4,600	50,876
Kodiak Sciences, Inc.*	11,000	791,450
Krystal Biotech, Inc.*	3,000	166,140
Kura Oncology, Inc.*	10,000	137,500
La Jolla Pharmaceutical Co. (x)*	26,900	105,717
Lexicon Pharmaceuticals, Inc. (x)*	27,742	115,129
Ligand Pharmaceuticals, Inc.*	9,450	985,541
Lineage Cell Therapeutics, Inc. (x)*	42,600	37,914
LogicBio Therapeutics, Inc. (x)*	500	3,600
MacroGenics, Inc.*	17,300	188,224
Madrigal Pharmaceuticals, Inc.*	31,530	2,872,698
Magenta Therapeutics, Inc. (x)*	5,900	89,444

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
MannKind Corp. (x)*	134,600	$173,634
Marker Therapeutics, Inc. (x)*	13,400	38,592
Medicines Co. (The) (x)*	36,100	3,066,334
MediciNova, Inc. (x)*	9,700	65,378
MEI Pharma, Inc.*	3,900	9,672
MeiraGTx Holdings plc*	5,300	106,106
Mersana Therapeutics, Inc.*	5,700	32,661
Millendo Therapeutics, Inc.*	600	4,044
Minerva Neurosciences, Inc.*	34,200	243,162
Mirati Therapeutics, Inc.*	11,600	1,494,776
Molecular Templates, Inc.*	2,500	34,963
Momenta Pharmaceuticals, Inc.*	44,900	885,877
Mustang Bio, Inc.*	2,500	10,200
Myriad Genetics, Inc.*	38,100	1,037,463
Natera, Inc.*	26,000	875,940
Neon Therapeutics, Inc. (x)*	1,200	1,416
Neurocrine Biosciences, Inc.*	121,820	13,094,432
NextCure, Inc. (x)*	102,664	5,783,063
Novavax, Inc. (x)*	5,800	23,084
Oncocyte Corp. (x)*	3,600	8,100
OPKO Health, Inc. (x)*	151,600	222,852
Organogenesis Holdings, Inc.*	1,800	8,658
Palatin Technologies, Inc. (x)*	55,900	43,725
PDL BioPharma, Inc.*	82,900	269,011
Pfenex, Inc.*	1,300	14,274
PhaseBio Pharmaceuticals, Inc. (x)*	3,700	22,607
Pieris Pharmaceuticals, Inc.*	12,000	43,440
PolarityTE, Inc. (x)*	15,000	39,000
Portola Pharmaceuticals, Inc.*	30,700	733,116
Precision BioSciences, Inc. (x)*	137,287	1,906,916
Principia Biopharma, Inc.*	8,400	460,152
Progenics Pharmaceuticals, Inc.*	43,900	223,451
Protagonist Therapeutics, Inc.*	3,100	21,855
Prothena Corp. plc*	16,600	262,778
PTC Therapeutics, Inc.*	27,700	1,330,431
Puma Biotechnology, Inc. (x)*	25,700	224,875
Ra Pharmaceuticals, Inc.*	14,500	680,485
Radius Health, Inc.*	27,800	560,448
REGENXBIO, Inc.*	18,700	766,139
Replimune Group, Inc.*	4,100	58,835
Retrophin, Inc.*	16,000	227,200
Rhythm Pharmaceuticals, Inc.*	8,700	199,752
Rigel Pharmaceuticals, Inc.*	80,400	172,056
Rocket Pharmaceuticals, Inc. (x)*	15,900	361,884
Rubius Therapeutics, Inc. (x)*	12,200	115,900
Sangamo Therapeutics, Inc.*	47,800	400,086
Sarepta Therapeutics, Inc.*	71,280	9,197,971
Savara, Inc. (x)*	17,600	78,848
Scholar Rock Holding Corp.*	6,900	90,942
Seres Therapeutics, Inc. (x)*	21,000	72,450
Solid Biosciences, Inc. (x)*	15,500	68,975
Sorrento Therapeutics, Inc. (x)*	70,500	238,290
Spectrum Pharmaceuticals, Inc.*	56,000	203,840
Spero Therapeutics, Inc.*	700	6,731
Stemline Therapeutics, Inc.*	18,100	192,403
Sutro Biopharma, Inc.*	700	7,700
Syndax Pharmaceuticals, Inc.*	3,400	29,852
Synlogic, Inc.*	4,600	11,868
Synthorx, Inc.*	3,800	265,582
Syros Pharmaceuticals, Inc.*	12,400	85,684
TCR2 Therapeutics, Inc.*	1,300	18,564
TG Therapeutics, Inc. (x)*	33,200	368,520
Tocagen, Inc. (x)*	3,900	2,079
Translate Bio, Inc. (x)*	10,300	83,842
Turning Point Therapeutics, Inc.*	12,884	802,544
Twist Bioscience Corp.*	9,900	207,900
Tyme Technologies, Inc. (x)*	5,500	7,700
Ultragenyx Pharmaceutical, Inc.*	144,852	6,186,629
UNITY Biotechnology, Inc. (x)*	10,600	76,426
UroGen Pharma Ltd. (x)*	8,700	290,319
Vanda Pharmaceuticals, Inc.*	21,603	354,505
VBI Vaccines, Inc. (x)*	42,700	58,926
Veracyte, Inc.*	21,600	603,072
Vericel Corp.*	28,200	490,680
Viking Therapeutics, Inc. (x)*	30,200	242,204
Voyager Therapeutics, Inc.*	9,300	129,735
X4 Pharmaceuticals, Inc.*	300	3,210
XBiotech, Inc. (x)*	4,900	91,459
Xencor, Inc. (x)*	21,800	749,702
Y-mAbs Therapeutics, Inc.*	10,800	337,500
ZIOPHARM Oncology, Inc. (x)*	73,065	344,867

		177,221,297

Health Care Equipment & Supplies (3.6%)
Accuray, Inc.*	54,867	154,725
Alphatec Holdings, Inc.*	2,100	14,899
AngioDynamics, Inc.*	27,300	437,073
Antares Pharma, Inc.*	52,800	248,160
Apyx Medical Corp.*	1,400	11,844
AtriCure, Inc.*	20,900	679,459
Atrion Corp.	700	526,050
Avanos Medical, Inc.*	25,500	859,350
Axogen, Inc.*	10,300	184,267
Axonics Modulation Technologies, Inc. (x)*	6,200	171,802
BioLife Solutions, Inc.*	2,800	45,304
BioSig Technologies, Inc. (x)*	2,500	14,800
Cardiovascular Systems, Inc.*	15,100	733,709
Cerus Corp.*	48,200	203,404
Conformis, Inc.*	15,600	23,400
CONMED Corp.	12,800	1,431,424
CryoLife, Inc.*	16,300	441,567
CryoPort, Inc. (x)*	11,500	189,290
Cutera, Inc.*	8,800	315,128
CytoSorbents Corp. (x)*	9,000	34,650
ElectroCore, Inc. (x)*	3,900	6,201
GenMark Diagnostics, Inc.*	25,600	123,136
Glaukos Corp.*	16,576	902,895
Globus Medical, Inc., Class A*	39,100	2,302,208
Haemonetics Corp.*	24,600	2,826,540
Heska Corp.*	3,300	316,602
Inogen, Inc.*	8,600	587,638
Insulet Corp.*	94,110	16,111,632
Integer Holdings Corp.*	15,100	1,214,493
IntriCon Corp. (x)*	7,300	131,400

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Invacare Corp.	24,600	$221,892
iRadimed Corp.*	2,200	51,436
iRhythm Technologies, Inc.*	11,200	762,608
Lantheus Holdings, Inc.*	19,300	395,843
LeMaitre Vascular, Inc.	6,300	226,485
LivaNova plc*	23,600	1,780,148
Meridian Bioscience, Inc.	24,400	238,388
Merit Medical Systems, Inc.*	27,375	854,647
Mesa Laboratories, Inc.	1,600	399,040
Misonix, Inc.*	700	13,027
Natus Medical, Inc.*	16,700	550,933
Neogen Corp.*	27,133	1,770,700
Neuronetics, Inc.*	2,300	10,327
Nevro Corp.*	13,900	1,633,806
Novocure Ltd.*	39,300	3,311,811
NuVasive, Inc.*	26,800	2,072,712
OraSure Technologies, Inc.*	32,300	259,369
Orthofix Medical, Inc.*	12,500	577,250
OrthoPediatrics Corp.*	4,600	216,154
Penumbra, Inc.*	85,629	14,066,276
Pulse Biosciences, Inc. (x)*	1,700	22,797
Quidel Corp.*	17,900	1,343,037
Rockwell Medical, Inc. (x)*	32,600	79,544
RTI Surgical Holdings, Inc.*	33,500	91,790
SeaSpine Holdings Corp.*	4,400	52,844
Senseonics Holdings, Inc. (x)*	36,300	33,251
Shockwave Medical, Inc. (x)*	11,856	520,715
SI-BONE, Inc.*	3,800	81,700
Sientra, Inc.*	29,400	262,836
Silk Road Medical, Inc. (x)*	5,200	209,976
Soliton, Inc. (x)*	15,800	173,484
STAAR Surgical Co.*	19,600	689,332
Surmodics, Inc.*	6,100	252,723
Tactile Systems Technology, Inc.*	8,200	553,582
Tandem Diabetes Care, Inc.*	25,800	1,537,938
TransEnterix, Inc. (x)*	7,337	10,785
TransMedics Group, Inc. (x)*	5,600	106,456
Utah Medical Products, Inc.	1,200	129,480
Vapotherm, Inc.*	1,200	14,592
Varex Imaging Corp.*	18,300	545,523
ViewRay, Inc. (x)*	50,500	213,110
Wright Medical Group NV*	58,845	1,793,596

		69,374,993

Health Care Providers & Services (2.7%)
Addus HomeCare Corp.*	4,900	476,378
Amedisys, Inc.*	106,990	17,858,771
American Renal Associates Holdings, Inc.*	11,500	119,255
AMN Healthcare Services, Inc.*	24,800	1,545,288
Apollo Medical Holdings, Inc. (x)*	6,700	123,347
Avalon GloboCare Corp. (x)*	1,400	2,702
BioTelemetry, Inc.*	14,100	652,830
Brookdale Senior Living, Inc.*	88,100	640,487
Catasys, Inc. (x)*	2,900	47,299
Community Health Systems, Inc.*	79,600	230,840
CorVel Corp.*	6,900	602,784
Cross Country Healthcare, Inc.*	19,500	226,590
Diplomat Pharmacy, Inc.*	32,000	128,000
Ensign Group, Inc. (The)	23,400	1,061,658
Enzo Biochem, Inc.*	5,300	13,939
Genesis Healthcare, Inc.*	27,190	44,592
Guardant Health, Inc.*	168,147	13,139,007
Hanger, Inc.*	16,800	463,848
HealthEquity, Inc.*	32,100	2,377,647
Joint Corp. (The)*	3,200	51,648
LHC Group, Inc.*	14,973	2,062,680
Magellan Health, Inc.*	11,900	931,175
National HealthCare Corp.	6,100	527,223
National Research Corp.	5,600	369,264
Option Care Health, Inc.*	56,600	211,118
Owens & Minor, Inc.	32,050	165,699
Patterson Cos., Inc.	38,700	792,576
Pennant Group, Inc. (The)*	11,700	386,919
PetIQ, Inc. (x)*	8,700	217,935
Providence Service Corp. (The)*	4,900	289,982
R1 RCM, Inc.*	47,200	612,656
RadNet, Inc.*	13,500	274,050
Select Medical Holdings Corp.*	50,019	1,167,443
Surgery Partners, Inc.*	21,400	335,017
Tenet Healthcare Corp.*	47,700	1,814,031
Tivity Health, Inc.*	27,832	566,242
Triple-S Management Corp., Class B*	8,513	157,405
US Physical Therapy, Inc.	6,200	708,970

		51,397,295

Health Care Technology (1.4%)
Allscripts Healthcare Solutions, Inc.*	88,300	866,665
Castlight Health, Inc., Class B*	41,900	55,727
Computer Programs & Systems, Inc.	7,200	190,080
Evolent Health, Inc., Class A*	27,900	252,495
HealthStream, Inc.*	9,900	269,280
HMS Holdings Corp.*	39,200	1,160,320
Inovalon Holdings, Inc., Class A (x)*	30,500	574,010
Inspire Medical Systems, Inc.*	6,700	497,207
NextGen Healthcare, Inc.*	27,800	446,746
Omnicell, Inc.*	20,900	1,707,948
OptimizeRx Corp. (x)*	1,500	15,405
Simulations Plus, Inc.	4,600	133,722
Tabula Rasa HealthCare, Inc. (x)*	8,200	399,176
Teladoc Health, Inc. (x)*	247,096	20,686,877
Vocera Communications, Inc. (x)*	12,100	251,196

		27,506,854

Life Sciences Tools & Services (1.6%)
10X Genomics, Inc., Class A*	97,970	7,470,213
Accelerate Diagnostics, Inc. (x)*	12,100	204,490
ChromaDex Corp. (x)*	1,800	7,758
Codexis, Inc.*	24,000	383,760
Fluidigm Corp.*	23,000	80,040
ICON plc*	93,670	16,132,784
Luminex Corp.	28,500	660,060

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Medpace Holdings, Inc.*	12,800	$1,075,968
NanoString Technologies, Inc.*	15,300	425,646
NeoGenomics, Inc.*	44,300	1,295,775
Pacific Biosciences of California, Inc.*	55,400	284,756
Quanterix Corp. (x)*	5,600	132,328
Repligen Corp.*	22,600	2,090,500
Syneos Health, Inc.*	29,900	1,778,302

		32,022,380

Pharmaceuticals (1.1%)
AcelRx Pharmaceuticals, Inc. (x)*	10,700	22,577
Acer Therapeutics, Inc. (x)*	4,700	18,847
Aclaris Therapeutics, Inc. (x)*	16,700	31,563
Aerie Pharmaceuticals, Inc. (x)*	17,700	427,809
Akorn, Inc.*	44,000	66,000
Amneal Pharmaceuticals, Inc.*	64,100	308,962
Amphastar Pharmaceuticals, Inc.*	18,600	358,794
ANI Pharmaceuticals, Inc.*	6,100	376,187
Arvinas, Inc.*	9,700	398,573
Assertio Therapeutics, Inc.*	30,400	38,000
Axsome Therapeutics, Inc. (x)*	10,800	1,116,288
BioDelivery Sciences International, Inc.*	22,000	139,040
Cara Therapeutics, Inc. (x)*	12,500	201,375
cbdMD, Inc. (x)*	2,200	4,972
Cerecor, Inc. (x)*	1,300	7,007
Chiasma, Inc. (x)*	3,200	15,872
Collegium Pharmaceutical, Inc.*	15,400	316,932
Corcept Therapeutics, Inc.*	56,200	680,020
CorMedix, Inc. (x)*	3,600	26,208
Cymabay Therapeutics, Inc.*	45,300	88,788
Dermira, Inc. (x)*	25,100	380,516
Eloxx Pharmaceuticals, Inc. (x)*	5,800	42,688
Endo International plc*	105,600	495,264
Evofem Biosciences, Inc. (x)*	1,000	6,170
Evolus, Inc. (x)*	18,900	230,013
EyePoint Pharmaceuticals, Inc. (x)*	3,600	5,580
GW Pharmaceuticals plc (ADR)(x)*	17,535	1,833,460
Innoviva, Inc.*	33,200	470,112
Intersect ENT, Inc.*	11,600	288,840
Intra-Cellular Therapies, Inc. (x)*	20,000	686,200
Kala Pharmaceuticals, Inc. (x)*	7,900	29,151
Liquidia Technologies, Inc.*	500	2,137
Marinus Pharmaceuticals, Inc.*	16,900	36,504
Menlo Therapeutics, Inc.*	3,800	17,632
MyoKardia, Inc.*	20,600	1,501,431
NGM Biopharmaceuticals, Inc. (x)*	3,200	59,168
Ocular Therapeutix, Inc. (x)*	12,000	47,400
Odonate Therapeutics, Inc.*	5,300	171,985
Omeros Corp. (x)*	25,900	364,931
Optinose, Inc. (x)*	8,500	78,370
Osmotica Pharmaceuticals plc (x)*	1,000	6,990
Pacira BioSciences, Inc.*	21,300	964,890
Paratek Pharmaceuticals, Inc. (x)*	22,800	91,884
Phibro Animal Health Corp., Class A	6,000	148,980
Prestige Consumer Healthcare, Inc.*	28,700	1,162,350
Reata Pharmaceuticals, Inc., Class A*	10,300	2,105,629
Recro Pharma, Inc.*	6,400	117,312
resTORbio, Inc. (x)*	6,500	9,685
Revance Therapeutics, Inc.*	180,596	2,931,073
SIGA Technologies, Inc. (x)*	13,800	65,826
Strongbridge Biopharma plc*	1,800	3,762
Supernus Pharmaceuticals, Inc.*	24,500	581,140
TherapeuticsMD, Inc. (x)*	78,300	189,486
Theravance Biopharma, Inc.*	26,200	678,318
Tricida, Inc. (x)*	14,200	535,908
Verrica Pharmaceuticals, Inc.*	3,100	49,259
WaVe Life Sciences Ltd. (x)*	9,300	74,540
Xeris Pharmaceuticals, Inc. (x)*	4,500	31,725
Zogenix, Inc.*	19,800	1,032,174
Zynerba Pharmaceuticals, Inc. (x)*	19,600	118,384

		22,290,681

Total Health Care		379,813,500

Industrials (18.5%)
Aerospace & Defense (2.2%)
AAR Corp.	17,100	771,210
Aerojet Rocketdyne Holdings, Inc.*	35,500	1,620,930
AeroVironment, Inc.*	10,000	617,400
Astronics Corp.*	8,500	237,575
Axon Enterprise, Inc.*	246,470	18,061,322
Cubic Corp.	14,800	940,836
Ducommun, Inc.*	1,500	75,795
Hexcel Corp.	190,285	13,949,793
Kratos Defense & Security Solutions, Inc.*	41,800	752,818
Maxar Technologies, Inc.	23,600	369,812
Mercury Systems, Inc.*	26,800	1,852,148
Moog, Inc., Class A	15,100	1,288,483
National Presto Industries, Inc.	300	26,517
Park Aerospace Corp.	6,900	112,263
Parsons Corp.*	8,700	359,136
Triumph Group, Inc.	25,700	649,439
Vectrus, Inc.*	900	46,134
Wesco Aircraft Holdings, Inc.*	200	2,204

		41,733,815

Air Freight & Logistics (0.6%)
Air Transport Services Group, Inc.*	27,700	649,842
Atlas Air Worldwide Holdings, Inc.*	10,000	275,700
Echo Global Logistics, Inc.*	4,400	91,080
Expeditors International of Washington, Inc.	109,157	8,516,429
Forward Air Corp.	16,700	1,168,165
Hub Group, Inc., Class A*	15,000	769,350
Radiant Logistics, Inc.*	5,100	28,407

		11,498,973

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Airlines (0.2%)
Allegiant Travel Co.	6,490	$1,129,520
Hawaiian Holdings, Inc.	25,400	743,966
Mesa Air Group, Inc.*	2,400	21,456
SkyWest, Inc.	23,800	1,538,194
Spirit Airlines, Inc.*	32,400	1,306,044

		4,739,180

Building Products (2.2%)
AAON, Inc.	20,562	1,015,969
Advanced Drainage Systems, Inc.	18,400	714,656
American Woodmark Corp.*	7,200	752,472
Apogee Enterprises, Inc.	15,900	516,750
Armstrong Flooring, Inc.*	5,600	23,912
Armstrong World Industries, Inc.	133,141	12,511,260
Builders FirstSource, Inc.*	51,300	1,303,533
Caesarstone Ltd.	5,100	76,857
Continental Building Products, Inc.*	16,400	597,452
Cornerstone Building Brands, Inc.*	8,600	73,186
CSW Industrials, Inc.	6,700	515,900
Gibraltar Industries, Inc.*	17,700	892,788
Griffon Corp.	15,100	306,983
Insteel Industries, Inc.	2,800	60,172
JELD-WEN Holding, Inc.*	31,717	742,495
Masonite International Corp.*	14,400	1,039,824
Patrick Industries, Inc.	9,900	519,057
PGT Innovations, Inc.*	22,700	338,457
Quanex Building Products Corp.	11,300	193,004
Simpson Manufacturing Co., Inc.	21,200	1,700,876
Trex Co., Inc.*	181,980	16,356,362
Universal Forest Products, Inc.	32,100	1,531,170

		41,783,135

Commercial Services & Supplies (2.1%)
ABM Industries, Inc.	35,200	1,327,392
ACCO Brands Corp.	54,500	510,120
Advanced Disposal Services, Inc.*	40,900	1,344,383
Brady Corp., Class A	26,400	1,511,664
BrightView Holdings, Inc.*	10,600	178,822
Brink’s Co. (The)	26,000	2,357,680
Casella Waste Systems, Inc., Class A*	19,000	874,570
CECO Environmental Corp.*	5,600	42,896
Charah Solutions, Inc. (x)*	600	1,464
Cimpress plc (x)*	11,200	1,408,624
Copart, Inc.*	139,762	12,709,956
Covanta Holding Corp.	57,000	845,880
Deluxe Corp.	24,800	1,238,016
Ennis, Inc.	3,400	73,610
Healthcare Services Group, Inc.	34,500	839,040
Heritage-Crystal Clean, Inc.*	1,800	56,466
Herman Miller, Inc.	31,000	1,291,150
HNI Corp.	22,100	827,866
Interface, Inc.	37,800	627,102
Kimball International, Inc., Class B	12,300	254,241
Knoll, Inc.	29,700	750,222
Matthews International Corp., Class A	17,344	662,021
McGrath RentCorp	10,300	788,362
Mobile Mini, Inc.	24,600	932,586
MSA Safety, Inc.	18,000	2,274,480
NL Industries, Inc.*	2,200	8,602
PICO Holdings, Inc.*	2,100	23,352
Pitney Bowes, Inc.	88,700	357,461
Quad/Graphics, Inc.	6,500	30,355
RR Donnelley & Sons Co.	21,500	84,925
SP Plus Corp.*	10,700	454,001
Steelcase, Inc., Class A	44,100	902,286
Team, Inc.*	3,200	51,104
Tetra Tech, Inc.	26,000	2,240,160
UniFirst Corp.	7,300	1,474,454
US Ecology, Inc.	14,290	827,534
Viad Corp.	11,100	749,250
VSE Corp.	800	30,432

		40,962,529

Construction & Engineering (1.1%)
Aegion Corp.*	9,600	214,752
Ameresco, Inc., Class A*	4,100	71,750
Arcosa, Inc.	22,600	1,006,830
Argan, Inc.	1,200	48,168
Comfort Systems USA, Inc.	20,900	1,041,865
Concrete Pumping Holdings, Inc.*	3,000	16,410
Construction Partners, Inc., Class A*	2,000	33,740
Dycom Industries, Inc.*	15,000	707,250
EMCOR Group, Inc.	26,100	2,252,430
Granite Construction, Inc.	21,421	592,719
Great Lakes Dredge & Dock Corp.*	26,100	295,713
IES Holdings, Inc.*	2,100	53,886
Jacobs Engineering Group, Inc.	136,570	12,268,083
MasTec, Inc.*	27,500	1,764,400
MYR Group, Inc.*	1,000	32,590
Northwest Pipe Co.*	1,100	36,641
NV5 Global, Inc.*	500	25,225
Primoris Services Corp.	22,900	509,296
Sterling Construction Co., Inc.*	1,700	23,936
Tutor Perini Corp.*	4,200	54,012
WillScot Corp.*	24,000	443,760

		21,493,456

Electrical Equipment (1.1%)
Allied Motion Technologies, Inc.	1,300	63,050
American Superconductor Corp. (x)*	5,400	42,390
AMETEK, Inc.	135,435	13,508,287
Atkore International Group, Inc.*	18,600	752,556
AZZ, Inc.	13,300	611,135
Encore Wire Corp.	12,200	700,280
Energous Corp. (x)*	2,300	4,071
EnerSys	21,400	1,601,362
Generac Holdings, Inc.*	29,300	2,947,287
Plug Power, Inc. (x)*	109,800	346,968

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Powell Industries, Inc.	1,300	$63,687
Preformed Line Products Co.	400	24,140
Sunrun, Inc. (x)*	51,300	708,453
Thermon Group Holdings, Inc.*	13,800	369,840
Vicor Corp.*	6,100	284,992
Vivint Solar, Inc. (x)*	1,600	11,616

		22,040,114

Industrial Conglomerates (0.9%)
Carlisle Cos., Inc.	101,610	16,444,562
Raven Industries, Inc.	17,600	606,496

		17,051,058

Machinery (4.0%)
Actuant Corp., Class A	31,200	812,136
Alamo Group, Inc.	5,100	640,305
Albany International Corp., Class A	13,000	986,960
Altra Industrial Motion Corp.	28,693	1,038,973
Astec Industries, Inc.	11,400	478,800
Barnes Group, Inc.	24,610	1,524,836
Blue Bird Corp.*	3,000	68,760
Briggs & Stratton Corp.	3,900	25,974
Chart Industries, Inc.*	16,200	1,093,338
CIRCOR International, Inc.*	9,200	425,408
Columbus McKinnon Corp.	9,300	372,279
Commercial Vehicle Group, Inc.*	5,100	32,385
Douglas Dynamics, Inc.	9,400	517,000
Eastern Co. (The)	1,000	30,530
Energy Recovery, Inc.*	6,700	65,593
EnPro Industries, Inc.	9,700	648,736
ESCO Technologies, Inc.	13,600	1,258,000
Evoqua Water Technologies Corp.*	35,727	677,027
Federal Signal Corp.	27,900	899,775
Franklin Electric Co., Inc.	25,200	1,444,464
Gardner Denver Holdings, Inc.*	290,254	10,646,517
Gencor Industries, Inc.*	1,900	22,173
Gorman-Rupp Co. (The)	5,743	215,362
Graham Corp.	1,700	37,196
Greenbrier Cos., Inc. (The)	17,400	564,282
Harsco Corp.*	41,400	952,614
Helios Technologies, Inc.	12,000	554,760
Hillenbrand, Inc.	34,026	1,133,406
Hurco Cos., Inc.	800	30,688
Hyster-Yale Materials Handling, Inc.	3,500	206,360
IDEX Corp.	81,695	14,051,540
John Bean Technologies Corp.	15,100	1,701,166
Kadant, Inc.	5,700	600,438
Kennametal, Inc.	41,200	1,519,868
LB Foster Co., Class A*	1,700	32,946
Lindsay Corp.	5,100	489,549
Luxfer Holdings plc	8,100	149,931
Lydall, Inc.*	3,200	65,664
Manitowoc Co., Inc. (The)*	8,900	155,750
Meritor, Inc.*	42,500	1,113,075
Miller Industries, Inc.	1,600	59,408
Mueller Industries, Inc.	31,800	1,009,650
Mueller Water Products, Inc., Class A	75,800	908,084
Navistar International Corp.*	26,600	769,804
NN, Inc.	6,700	61,975
Nordson Corp.	93,630	15,246,709
Omega Flex, Inc.	400	42,916
Park-Ohio Holdings Corp.	1,000	33,650
Proto Labs, Inc.*	12,300	1,249,065
RBC Bearings, Inc.*	10,700	1,694,238
REV Group, Inc.	3,800	46,474
Rexnord Corp.*	50,600	1,650,572
Spartan Motors, Inc.	3,200	57,856
SPX Corp.*	21,700	1,104,096
SPX FLOW, Inc.*	18,400	899,208
Standex International Corp.	6,600	523,710
Tennant Co.	9,200	716,864
Terex Corp.	29,400	875,532
Titan International, Inc.	12,800	46,336
TriMas Corp.*	21,100	662,751
Twin Disc, Inc.*	1,400	15,428
Wabash National Corp.	37,700	553,813
Watts Water Technologies, Inc., Class A	13,492	1,345,962
Welbilt, Inc.*	60,300	941,283

		77,799,948

Marine (0.1%)
Costamare, Inc.	1,500	14,295
Genco Shipping & Trading Ltd.	5,000	53,100
Matson, Inc.	23,300	950,640
Safe Bulkers, Inc.*	1,900	3,230
Scorpio Bulkers, Inc.	18,500	117,845

		1,139,110

Professional Services (1.3%)
Acacia Research Corp.*	7,400	19,684
ASGN, Inc.*	23,100	1,639,407
Barrett Business Services, Inc.	3,400	307,564
BG Staffing, Inc.	2,200	48,158
CBIZ, Inc.*	25,100	676,696
CoStar Group, Inc.*	19,241	11,511,890
CRA International, Inc.	800	43,576
Exponent, Inc.	27,800	1,918,478
Forrester Research, Inc.*	1,300	54,210
Franklin Covey Co.*	1,800	58,014
FTI Consulting, Inc.*	17,000	1,881,220
GP Strategies Corp.*	1,600	21,168
Heidrick & Struggles International, Inc.	5,200	169,000
Huron Consulting Group, Inc.*	13,569	932,462
ICF International, Inc.	8,000	732,960
InnerWorkings, Inc.*	400	2,204
Insperity, Inc.	18,500	1,591,740
Kelly Services, Inc., Class A	15,600	352,248
Kforce, Inc.	10,900	432,730
Korn Ferry	26,600	1,127,840
Mistras Group, Inc.*	2,500	35,675
Resources Connection, Inc.	6,300	102,879
TriNet Group, Inc.*	22,600	1,279,386
TrueBlue, Inc.*	28,300	680,898
Upwork, Inc.*	13,500	144,045
Willdan Group, Inc. (x)*	2,000	63,560

		25,827,692

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Road & Rail (1.0%)
ArcBest Corp.	11,700	$322,920
Avis Budget Group, Inc.*	27,500	886,600
Covenant Transportation Group, Inc., Class A*	4,400	56,870
Daseke, Inc.*	1,400	4,424
Heartland Express, Inc.	23,400	492,570
Hertz Global Holdings, Inc.*	47,100	741,825
Kansas City Southern	21,610	3,309,788
Knight-Swift Transportation Holdings, Inc.	301,766	10,815,293
Marten Transport Ltd.	13,666	293,682
PAM Transportation Services, Inc.*	300	17,313
Roadrunner Transportation Systems, Inc. (x)*	800	7,368
Saia, Inc.*	14,700	1,368,864
Universal Logistics Holdings, Inc.	3,300	62,568
US Xpress Enterprises, Inc., Class A*	3,000	15,090
Werner Enterprises, Inc.	22,400	815,136
YRC Worldwide, Inc. (x)*	5,000	12,750

		19,223,061

Trading Companies & Distributors (1.7%)
Aircastle Ltd.	24,900	797,049
Applied Industrial Technologies, Inc.	19,000	1,267,110
Beacon Roofing Supply, Inc.*	31,200	997,776
BlueLinx Holdings, Inc. (x)*	5,200	74,100
BMC Stock Holdings, Inc.*	28,800	826,272
CAI International, Inc.*	2,000	57,960
DXP Enterprises, Inc.*	6,700	266,727
EVI Industries, Inc. (x)*	800	21,632
Foundation Building Materials, Inc.*	1,600	30,960
GATX Corp.	17,800	1,474,730
General Finance Corp.*	1,800	19,926
GMS, Inc.*	14,900	403,492
H&E Equipment Services, Inc.	15,200	508,136
Herc Holdings, Inc.*	11,800	577,492
Kaman Corp.	14,300	942,656
Lawson Products, Inc.*	600	31,260
MRC Global, Inc.*	40,700	555,148
NOW, Inc.*	55,900	628,316
Rush Enterprises, Inc., Class A	13,300	618,450
Rush Enterprises, Inc., Class B	900	41,130
SiteOne Landscape Supply, Inc.*	158,067	14,328,773
Systemax, Inc.	2,500	62,900
Textainer Group Holdings Ltd.*	5,300	56,763
Titan Machinery, Inc.*	5,300	78,334
Transcat, Inc.*	900	28,674
Triton International Ltd.	25,100	1,009,020
United Rentals, Inc.*	44,140	7,361,228
Veritiv Corp.*	900	17,703
Willis Lease Finance Corp.*	1,100	64,801

		33,148,518

Total Industrials		358,440,589

Information Technology (21.3%)
Communications Equipment (0.9%)
Acacia Communications, Inc.*	17,400	1,179,894
ADTRAN, Inc.	22,500	222,525
CalAmp Corp.*	6,300	60,354
Calix, Inc.*	6,200	49,600
Casa Systems, Inc.*	14,700	60,123
Ciena Corp.*	181,781	7,760,231
Clearfield, Inc.*	300	4,182
Comtech Telecommunications Corp.	9,700	344,253
DASAN Zhone Solutions, Inc.*	700	6,202
Digi International, Inc.*	950	16,834
Extreme Networks, Inc.*	50,500	372,185
Harmonic, Inc.*	40,700	317,460
Infinera Corp.*	75,000	595,500
Inseego Corp. (x)*	25,800	189,114
InterDigital, Inc.	16,900	920,881
KVH Industries, Inc.*	6,400	71,232
Lumentum Holdings, Inc.*	34,719	2,753,217
NETGEAR, Inc.*	17,100	419,121
NetScout Systems, Inc.*	41,200	991,684
Plantronics, Inc.	14,600	399,164
Ribbon Communications, Inc.*	400	1,240
TESSCO Technologies, Inc.	400	4,488
Viavi Solutions, Inc.*	122,500	1,837,500

		18,576,984

Electronic Equipment, Instruments & Components (3.0%)
Airgain, Inc.*	1,500	16,035
Anixter International, Inc.*	14,200	1,307,820
Arlo Technologies, Inc.*	8,200	34,522
AVX Corp.	25,300	517,891
Badger Meter, Inc.	12,600	818,118
Bel Fuse, Inc., Class B	500	10,250
Belden, Inc.	22,200	1,221,000
Benchmark Electronics, Inc.	24,300	834,948
Coda Octopus Group, Inc. (x)*	3,300	27,621
CTS Corp.	21,400	642,214
Daktronics, Inc.	5,000	30,450
ePlus, Inc.*	6,600	556,314
Fabrinet*	18,800	1,218,992
FARO Technologies, Inc.*	6,695	337,093
Fitbit, Inc., Class A*	84,900	557,793
II-VI, Inc.*	41,265	1,389,393
Insight Enterprises, Inc.*	16,000	1,124,640
IPG Photonics Corp.*	56,990	8,258,991
Iteris, Inc.*	2,600	12,974
Itron, Inc.*	16,100	1,351,595
KEMET Corp.	22,200	600,510
Kimball Electronics, Inc.*	1,700	29,835
Knowles Corp.*	46,700	987,705
Littelfuse, Inc.	56,890	10,883,057
Methode Electronics, Inc.	18,800	739,780
MTS Systems Corp.	11,300	542,739
Napco Security Technologies, Inc.*	2,800	82,292
nLight, Inc.*	15,100	306,228
Novanta, Inc.*	165,080	14,599,675
OSI Systems, Inc.*	7,700	775,698
PAR Technology Corp. (x)*	1,400	43,036

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
PC Connection, Inc.	3,900	$193,674
Plexus Corp.*	13,795	1,061,387
Rogers Corp.*	8,700	1,085,151
Sanmina Corp.*	31,700	1,085,408
ScanSource, Inc.*	14,000	517,300
Tech Data Corp.*	17,100	2,455,560
TTM Technologies, Inc.*	53,300	802,165
Vishay Intertechnology, Inc.	61,200	1,302,948
Vishay Precision Group, Inc.*	3,100	105,400
Wrap Technologies, Inc. (x)*	1,200	7,668

		58,475,870

IT Services (2.0%)
Brightcove, Inc.*	9,200	79,948
Cardtronics plc, Class A*	23,500	1,049,275
Cass Information Systems, Inc.	6,733	388,764
Conduent, Inc.*	80,300	497,860
CSG Systems International, Inc.	16,300	844,014
Endurance International Group Holdings, Inc.*	29,800	140,060
EVERTEC, Inc.	29,400	1,000,776
Evo Payments, Inc., Class A*	14,500	382,945
ExlService Holdings, Inc.*	17,500	1,215,550
Hackett Group, Inc. (The)	1,200	19,368
I3 Verticals, Inc., Class A*	2,200	62,150
Information Services Group, Inc.*	800	2,024
International Money Express, Inc.*	3,300	39,732
Jack Henry & Associates, Inc.	119,179	17,360,805
KBR, Inc.	70,000	2,135,000
Limelight Networks, Inc.*	7,100	28,968
LiveRamp Holdings, Inc.*	30,976	1,489,016
ManTech International Corp., Class A	14,700	1,174,236
MAXIMUS, Inc.	30,520	2,270,383
NIC, Inc.	33,195	741,908
Perficient, Inc.*	19,700	907,579
Perspecta, Inc.	67,700	1,789,988
PRGX Global, Inc.*	800	3,936
Priority Technology Holdings, Inc.*	700	1,715
Science Applications International Corp.	27,560	2,398,271
StarTek, Inc.*	800	6,384
Sykes Enterprises, Inc.*	24,228	896,194
TTEC Holdings, Inc.	1,900	75,278
Tucows, Inc., Class A (x)*	3,200	197,696
Unisys Corp.*	17,700	209,922
Verra Mobility Corp.*	58,600	819,814
Virtusa Corp.*	15,800	716,214

		38,945,773

Semiconductors & Semiconductor Equipment (4.9%)
Adesto Technologies Corp. (x)*	300	2,550
Advanced Energy Industries, Inc.*	19,400	1,381,280
Alpha & Omega Semiconductor Ltd.*	800	10,896
Ambarella, Inc.*	17,500	1,059,800
Amkor Technology, Inc.*	51,700	672,100
Axcelis Technologies, Inc.*	14,600	351,787
AXT, Inc.*	3,600	15,660
Brooks Automation, Inc.	31,600	1,325,936
Cabot Microelectronics Corp.	13,420	1,936,774
CEVA, Inc.*	7,800	210,288
Cirrus Logic, Inc.*	26,700	2,200,347
Cohu, Inc.	15,777	360,504
Cree, Inc.*	102,233	4,718,053
Diodes, Inc.*	21,300	1,200,681
DSP Group, Inc.*	3,400	53,516
Enphase Energy, Inc. (x)*	39,500	1,032,135
Entegris, Inc.	292,010	14,626,781
FormFactor, Inc.*	30,361	788,475
GSI Technology, Inc.*	700	4,963
Ichor Holdings Ltd.*	10,100	336,027
Impinj, Inc. (x)*	7,100	183,606
Inphi Corp.*	195,740	14,488,675
Lattice Semiconductor Corp.*	750,429	14,363,211
MACOM Technology Solutions Holdings, Inc.*	19,793	526,494
MaxLinear, Inc.*	35,756	758,742
NeoPhotonics Corp.*	2,300	20,286
NVE Corp.	1,250	89,250
ON Semiconductor Corp.*	414,310	10,100,878
Onto Innovation, Inc.*	21,075	770,081
PDF Solutions, Inc.*	2,400	40,536
Photronics, Inc.*	27,700	436,552
Power Integrations, Inc.	14,300	1,414,413
Rambus, Inc.*	49,400	680,485
Semtech Corp.*	29,400	1,555,260
Silicon Laboratories, Inc.*	19,600	2,273,208
SMART Global Holdings, Inc.*	5,000	189,700
SunPower Corp. (x)*	21,300	166,140
Synaptics, Inc.*	19,200	1,262,784
Ultra Clean Holdings, Inc.*	18,200	427,154
Universal Display Corp.	54,829	11,298,612
Veeco Instruments, Inc.*	17,049	250,365
Xperi Corp.	25,500	471,750

		94,056,735

Software (10.4%)
8x8, Inc.*	43,800	801,540
A10 Networks, Inc.*	13,100	89,997
ACI Worldwide, Inc.*	53,281	2,018,551
Agilysys, Inc.*	7,250	184,222
Alarm.com Holdings, Inc.*	17,100	734,787
Altair Engineering, Inc., Class A*	17,900	642,789
American Software, Inc., Class A	14,600	217,248
Anaplan, Inc.*	248,340	13,013,016
ANSYS, Inc.*	47,361	12,191,195
Appfolio, Inc., Class A*	7,000	769,650
Appian Corp. (x)*	14,500	554,045
Aspen Technology, Inc.*	146,294	17,691,333
Avalara, Inc.*	157,060	11,504,645
Avaya Holdings Corp.*	49,400	666,900
Benefitfocus, Inc.*	12,800	280,832
Blackbaud, Inc.	22,800	1,814,880
Blackline, Inc.*	19,800	1,020,888
Bottomline Technologies DE, Inc.*	19,000	1,018,400
Box, Inc., Class A*	75,500	1,266,890

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
ChannelAdvisor Corp.*	2,500	$22,600
Cision Ltd.*	42,500	423,725
Cloudera, Inc. (x)*	109,813	1,277,125
CommVault Systems, Inc.*	20,200	901,728
Cornerstone OnDemand, Inc.*	26,300	1,539,865
Digimarc Corp. (x)*	4,900	164,444
Digital Turbine, Inc.*	11,800	84,134
Dynatrace, Inc.*	451,145	11,413,968
Ebix, Inc. (x)	13,100	437,671
eGain Corp.*	1,700	13,464
Elastic NV*	170,640	10,972,152
Envestnet, Inc.*	21,600	1,504,008
Everbridge, Inc.*	15,100	1,179,008
Fair Isaac Corp.*	22,740	8,520,223
Five9, Inc.*	30,800	2,019,864
ForeScout Technologies, Inc.*	18,800	616,640
GTY Technology Holdings, Inc. (x)*	5,500	32,395
HubSpot, Inc.*	84,291	13,360,123
Instructure, Inc.*	14,800	713,508
Intelligent Systems Corp. (x)*	1,700	67,898
j2 Global, Inc.	24,000	2,249,040
LivePerson, Inc.*	27,200	1,006,400
Majesco*	600	4,950
Manhattan Associates, Inc.*	182,440	14,549,590
MicroStrategy, Inc., Class A*	4,000	570,520
Mitek Systems, Inc.*	6,500	49,725
MobileIron, Inc.*	45,200	219,672
Model N, Inc.*	15,100	529,557
OneSpan, Inc.*	12,600	215,712
Phunware, Inc.*	1,200	1,428
Progress Software Corp.	22,850	949,418
PROS Holdings, Inc.*	15,050	901,796
Q2 Holdings, Inc.*	20,900	1,694,572
QAD, Inc., Class A	3,800	193,534
Qualys, Inc.*	15,100	1,258,887
Rapid7, Inc.*	22,300	1,249,246
Rimini Street, Inc.*	2,300	8,924
SailPoint Technologies Holding, Inc.*	47,000	1,109,200
SecureWorks Corp., Class A (x)*	3,800	63,308
SharpSpring, Inc. (x)*	1,900	21,793
ShotSpotter, Inc. (x)*	1,500	38,250
Slack Technologies, Inc., Class A (x)*	217,810	4,896,369
Smartsheet, Inc., Class A*	259,775	11,669,093
Splunk, Inc.*	72,691	10,886,931
SPS Commerce, Inc.*	17,400	964,308
SVMK, Inc.*	38,900	695,143
Synchronoss Technologies, Inc. (x)*	8,100	38,475
Telaria, Inc.*	20,800	183,248
Tenable Holdings, Inc.*	23,800	570,248
TiVo Corp.	68,997	585,095
Trade Desk, Inc. (The), Class A*	45,302	11,768,554
Upland Software, Inc.*	10,400	371,384
Varonis Systems, Inc.*	13,100	1,018,001
Verint Systems, Inc.*	30,321	1,678,571
VirnetX Holding Corp. (x)*	6,100	23,180
Workiva, Inc.*	16,300	685,415
Yext, Inc. (x)*	38,300	552,286
Zix Corp.*	16,300	110,514
Zoom Video Communications, Inc., Class A (x)*	68,354	4,650,806
Zuora, Inc., Class A*	39,600	567,468

		200,546,962

Technology Hardware, Storage & Peripherals (0.1%)
3D Systems Corp. (x)*	56,000	490,000
AstroNova, Inc.	600	8,232
Avid Technology, Inc.*	7,100	60,918
Diebold Nixdorf, Inc.*	34,700	366,432
Immersion Corp.*	8,000	59,440
Sonim Technologies, Inc. (x)*	3,300	11,979
Stratasys Ltd. (x)*	27,900	564,277

		1,561,278

Total Information Technology		412,163,602

Materials (2.6%)
Chemicals (1.6%)
AdvanSix, Inc.*	11,700	233,532
American Vanguard Corp.	6,200	120,714
Balchem Corp.	16,600	1,687,058
Chase Corp.	3,600	426,528
Ferro Corp.*	44,554	660,736
Flotek Industries, Inc.*	900	1,800
FMC Corp.	124,960	12,473,507
FutureFuel Corp.	3,600	44,604
GCP Applied Technologies, Inc.*	37,000	840,270
Hawkins, Inc.	400	18,324
HB Fuller Co.	26,900	1,387,233
Ingevity Corp.*	19,600	1,712,648
Innophos Holdings, Inc.	8,300	265,434
Innospec, Inc.	12,300	1,272,312
Intrepid Potash, Inc.*	4,800	13,008
Koppers Holdings, Inc.*	8,800	336,336
Kraton Corp.*	13,600	344,352
Kronos Worldwide, Inc. (x)	1,600	21,440
Livent Corp.*	69,100	590,805
LSB Industries, Inc.*	2,200	9,240
Minerals Technologies, Inc.	16,000	922,080
OMNOVA Solutions, Inc.*	21,500	217,365
Orion Engineered Carbons SA	27,600	532,680
PolyOne Corp.	36,684	1,349,604
PQ Group Holdings, Inc.*	16,800	288,624
Quaker Chemical Corp.	7,000	1,151,640
Rayonier Advanced Materials, Inc.	23,800	91,392
Sensient Technologies Corp.	21,900	1,447,371
Stepan Co.	11,600	1,188,304
Trecora Resources*	1,500	10,725
Tredegar Corp.	8,200	183,270
Trinseo SA	21,600	803,736
Tronox Holdings plc, Class A	41,000	468,220
Valhi, Inc.	7,500	14,025

		31,128,917

Construction Materials (0.1%)
Forterra, Inc.*	700	8,092
Summit Materials, Inc., Class A*	53,446	1,277,359

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
United States Lime & Minerals, Inc.	200	$18,060
US Concrete, Inc.*	7,400	308,284

		1,611,795

Containers & Packaging (0.1%)
Greif, Inc., Class A	11,500	508,300
Greif, Inc., Class B	800	41,416
Myers Industries, Inc.	14,600	243,528
UFP Technologies, Inc.*	100	4,961

		798,205

Metals & Mining (0.6%)
AK Steel Holding Corp.*	160,942	529,499
Allegheny Technologies, Inc.*	57,400	1,185,884
Carpenter Technology Corp.	21,800	1,085,204
Century Aluminum Co.*	14,000	105,210
Cleveland-Cliffs, Inc. (x)	139,527	1,172,027
Coeur Mining, Inc.*	102,370	827,150
Commercial Metals Co.	64,900	1,445,323
Compass Minerals International, Inc.	16,500	1,005,840
Gold Resource Corp.	500	2,770
Haynes International, Inc.	100	3,578
Hecla Mining Co.	186,521	632,306
Kaiser Aluminum Corp.	8,100	898,209
Materion Corp.	12,600	749,070
Mayville Engineering Co., Inc.*	600	5,628
Novagold Resources, Inc.*	107,400	962,304
Olympic Steel, Inc.	800	14,336
Ramaco Resources, Inc. (x)*	4,000	14,320
Ryerson Holding Corp.*	1,300	15,379
Schnitzer Steel Industries, Inc., Class A	5,300	114,904
SunCoke Energy, Inc.	27,730	172,758
Synalloy Corp.*	400	5,164
TimkenSteel Corp.*	10,000	78,600
Warrior Met Coal, Inc.	26,300	555,719
Worthington Industries, Inc.	17,699	746,544

		12,327,726

Paper & Forest Products (0.2%)
Boise Cascade Co.	17,900	653,887
Clearwater Paper Corp.*	3,428	73,222
Louisiana-Pacific Corp.	57,600	1,708,992
Neenah, Inc.	10,100	711,343
PH Glatfelter Co.	19,800	362,340
Schweitzer-Mauduit International, Inc.	16,000	671,840
Verso Corp., Class A*	12,700	228,981

		4,410,605

Total Materials		50,277,248

Real Estate (3.9%)
Equity Real Estate Investment Trusts (REITs) (3.6%)
Acadia Realty Trust (REIT)	38,586	1,000,535
Agree Realty Corp. (REIT)	17,500	1,227,975
Alexander & Baldwin, Inc. (REIT)	38,251	801,741
Alexander’s, Inc. (REIT)	1,000	330,350
American Assets Trust, Inc. (REIT)	21,596	991,256
American Finance Trust, Inc. (REIT)	49,600	657,696
Armada Hoffler Properties, Inc. (REIT)	35,500	651,425
Ashford Hospitality Trust, Inc. (REIT)	44,950	125,410
Bluerock Residential Growth REIT, Inc. (REIT)	8,300	100,015
Braemar Hotels & Resorts, Inc. (REIT)	5,800	51,794
BRT Apartments Corp. (REIT)	1,100	18,667
CareTrust REIT, Inc. (REIT)	44,300	913,909
CatchMark Timber Trust, Inc. (REIT), Class A	8,900	102,083
CBL & Associates Properties, Inc. (REIT) (x)	7,700	8,085
Cedar Realty Trust, Inc. (REIT)	6,800	20,060
Chatham Lodging Trust (REIT)	22,400	410,816
CIM Commercial Trust Corp. (REIT)	200	2,900
City Office REIT, Inc. (REIT)	24,500	331,240
Clipper Realty, Inc. (REIT)	4,800	50,880
Community Healthcare Trust, Inc. (REIT)	8,200	351,452
CoreCivic, Inc. (REIT)	56,000	973,280
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	4,900	219,079
CorePoint Lodging, Inc. (REIT)	6,950	74,226
DiamondRock Hospitality Co. (REIT)	94,508	1,047,149
Easterly Government Properties, Inc. (REIT)	36,600	868,518
EastGroup Properties, Inc. (REIT)	17,180	2,279,271
Essential Properties Realty Trust, Inc. (REIT)	37,000	917,970
Farmland Partners, Inc. (REIT) (x)	8,600	58,308
First Industrial Realty Trust, Inc. (REIT)	60,700	2,519,657
Four Corners Property Trust, Inc. (REIT)	31,500	887,985
Franklin Street Properties Corp. (REIT)	65,080	557,085
Front Yard Residential Corp. (REIT)	10,200	125,868
GEO Group, Inc. (The) (REIT)	59,371	986,152
Getty Realty Corp. (REIT)	13,664	449,136
Gladstone Commercial Corp. (REIT)	21,500	469,990
Gladstone Land Corp. (REIT) (x)	3,200	41,504
Global Medical REIT, Inc. (REIT)	800	10,584
Global Net Lease, Inc. (REIT)	39,200	794,976
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	34,100	1,097,338
Healthcare Realty Trust, Inc. (REIT)	59,600	1,988,852
Hersha Hospitality Trust (REIT)	11,132	161,971
Independence Realty Trust, Inc. (REIT)	57,200	805,376

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Industrial Logistics Properties Trust (REIT)	32,606	$731,026
Innovative Industrial Properties, Inc. (REIT) (x)	4,200	318,654
Investors Real Estate Trust (REIT)	5,632	408,320
iStar, Inc. (REIT) (x)	32,000	464,320
Jernigan Capital, Inc. (REIT) (x)	2,100	40,194
Kite Realty Group Trust (REIT)	45,782	894,122
Lexington Realty Trust (REIT)	102,545	1,089,028
LTC Properties, Inc. (REIT)	21,800	975,986
Mack-Cali Realty Corp. (REIT)	46,100	1,066,293
Monmouth Real Estate Investment Corp. (REIT)	53,513	774,868
National Health Investors, Inc. (REIT)	20,200	1,645,896
National Storage Affiliates Trust (REIT)	31,900	1,072,478
New Senior Investment Group, Inc. (REIT)	27,100	207,315
NexPoint Residential Trust, Inc. (REIT)	8,700	391,500
Office Properties Income Trust (REIT)	26,912	864,952
One Liberty Properties, Inc. (REIT)	3,000	81,570
Pebblebrook Hotel Trust (REIT)	67,228	1,802,383
Pennsylvania REIT (REIT) (x)	9,400	50,102
Physicians Realty Trust (REIT)	84,300	1,596,642
Piedmont Office Realty Trust, Inc. (REIT), Class A	60,400	1,343,296
PotlatchDeltic Corp. (REIT)	33,736	1,459,757
Preferred Apartment Communities, Inc. (REIT), Class A (x)	14,200	189,144
PS Business Parks, Inc. (REIT)	10,220	1,684,971
QTS Realty Trust, Inc. (REIT), Class A	24,400	1,324,188
Retail Opportunity Investments Corp. (REIT)	51,500	909,490
Retail Value, Inc. (REIT)	2,900	106,720
Rexford Industrial Realty, Inc. (REIT)	48,200	2,201,294
RLJ Lodging Trust (REIT)	80,687	1,429,774
RPT Realty (REIT)	48,260	725,830
Ryman Hospitality Properties, Inc. (REIT)	20,716	1,795,248
Sabra Health Care REIT, Inc. (REIT)	93,943	2,004,744
Saul Centers, Inc. (REIT)	4,400	232,232
Senior Housing Properties Trust (REIT)	109,900	927,556
Seritage Growth Properties (REIT), Class A (x)	19,400	777,552
STAG Industrial, Inc. (REIT)	58,700	1,853,159
Summit Hotel Properties, Inc. (REIT)	47,700	588,618
Sunstone Hotel Investors, Inc. (REIT)	110,114	1,532,787
Tanger Factory Outlet Centers, Inc. (REIT) (x)	43,300	637,809
Terreno Realty Corp. (REIT)	28,800	1,559,232
UMH Properties, Inc. (REIT)	7,100	111,683
Uniti Group, Inc. (REIT) (x)	85,900	705,239
Universal Health Realty Income Trust (REIT)	7,650	897,804
Urban Edge Properties (REIT)	48,700	934,066
Urstadt Biddle Properties, Inc. (REIT), Class A	11,970	297,335
Washington Prime Group, Inc. (REIT) (x)	97,000	353,080
Washington REIT (REIT)	36,700	1,070,906
Whitestone REIT (REIT) (x)	7,000	95,340
Xenia Hotels & Resorts, Inc. (REIT) (x)	59,700	1,290,117

		68,997,184

Real Estate Management & Development (0.3%)
Altisource Portfolio Solutions SA (x)*	4,000	77,320
Consolidated-Tomoka Land Co.	1,300	78,416
Cushman & Wakefield plc*	47,600	972,944
eXp World Holdings, Inc. (x)*	3,100	35,123
Forestar Group, Inc.*	5,749	119,867
FRP Holdings, Inc.*	2,300	114,563
Griffin Industrial Realty, Inc.	100	3,955
Kennedy-Wilson Holdings, Inc.	58,103	1,295,697
Marcus & Millichap, Inc.*	9,200	342,700
Maui Land & Pineapple Co., Inc.*	2,200	24,750
Newmark Group, Inc., Class A	72,640	977,371
Rafael Holdings, Inc., Class B*	1,900	33,896
RE/MAX Holdings, Inc., Class A	7,200	277,128
Realogy Holdings Corp. (x)	52,800	511,104
Redfin Corp.*	42,273	893,651
RMR Group, Inc. (The), Class A	7,135	325,641
St Joe Co. (The) (x)*	16,000	317,280
Stratus Properties, Inc.*	400	12,392
Tejon Ranch Co.*	5,200	83,096

		6,496,894

Total Real Estate		75,494,078

Utilities (1.9%)
Electric Utilities (0.5%)
ALLETE, Inc.	24,100	1,956,197
El Paso Electric Co.	20,500	1,391,745
Genie Energy Ltd., Class B	900	6,957
MGE Energy, Inc.	17,800	1,402,996
Otter Tail Corp.	18,200	933,478
PNM Resources, Inc.	40,300	2,043,613
Portland General Electric Co.	42,600	2,376,654

		10,111,640

Gas Utilities (0.6%)
Chesapeake Utilities Corp.	8,040	770,473
New Jersey Resources Corp.	40,300	1,796,171
Northwest Natural Holding Co.	13,500	995,355

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
ONE Gas, Inc.	23,600	$2,208,252
RGC Resources, Inc.	200	5,716
South Jersey Industries, Inc.	49,100	1,619,318
Southwest Gas Holdings, Inc.	26,300	1,998,011
Spire, Inc.	22,500	1,874,475

		11,267,771

Independent Power and Renewable Electricity Producers (0.2%)
Atlantic Power Corp.*	2,200	5,126
Clearway Energy, Inc., Class A	16,500	315,480
Clearway Energy, Inc., Class C	34,592	690,110
Ormat Technologies, Inc.	19,200	1,430,784
Pattern Energy Group, Inc., Class A	49,100	1,313,671
TerraForm Power, Inc., Class A	34,500	530,955

		4,286,126

Multi-Utilities (0.3%)
Avista Corp.	32,500	1,562,925
Black Hills Corp.	28,000	2,199,120
NorthWestern Corp.	22,891	1,640,598
Unitil Corp.	6,200	383,284

		5,785,927

Water Utilities (0.3%)
American States Water Co.	17,500	1,516,200
AquaVenture Holdings Ltd.*	3,400	92,208
Artesian Resources Corp., Class A	100	3,721
Cadiz, Inc. (x)*	800	8,816
California Water Service Group	23,000	1,185,880
Global Water Resources, Inc.	1,200	15,780
Middlesex Water Co.	6,500	413,205
Pure Cycle Corp.*	400	5,036
SJW Group	15,500	1,101,430

		4,342,276

Total Utilities		35,793,740

Total Common Stocks (98.9%) (Cost $1,270,096,847)		1,913,190,905

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	56,900	—

Total Communication Services		—

Financials (0.0%)
Diversified Financial Services (0.0%)
First Eagle Private Credit LLC, CVR (r)*	8,400	1,521

Total Financials		1,521

Health Care (0.0%)
Biotechnology (0.0%)
Alder Biopharmaceuticals, Inc., CVR (r)(x)*	30,100	19,866

Pharmaceuticals (0.0%)
Dova Pharmaceuticals, Inc., CVR (r)(x)*	16,700	6,763
Omthera Pharmaceuticals, Inc., CVR (r)*	5,500	—

		6,763

Total Health Care		26,629

Materials (0.0%)
Chemicals (0.0%)
Schulman, Inc., CVR (r)*	18,100	7,100

Total Materials		7,100

Total Rights (0.0%) (Cost $20,285)		35,250

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (2.0%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $2,495,565, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $2,545,238. (xx)	$2,495,330	2,495,330
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $14,404,452, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $14,688,000. (xx)	14,400,000	14,400,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $500,048, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $544,445. (xx)	500,000	500,000
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $7,302,214, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $7,446,000. (xx)	7,300,000	7,300,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $5,001,517, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/49; total market value $5,100,000. (xx)	$5,000,000	$5,000,000
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $9,000,845, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $9,939,358. (xx)	9,000,000	9,000,000

Total Repurchase Agreements		38,695,330

Total Short-Term Investments (2.0%) (Cost $38,695,330)		38,695,330

Total Investments in Securities (100.9%) (Cost $1,308,812,462)		1,951,921,485
Other Assets Less Liabilities (-0.9%)		(17,903,754)

Net Assets (100%)		$1,934,017,731

*	Non-income producing.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $90,828,456. This was collateralized by $55,483,329 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $38,695,330 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:
ADR — American Depositary Receipt
CVR — Contingent Value Right
USD — United States Dollar

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	118	3/2020	USD	9,856,540	30,438

					30,438

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$33,251,370	$—	$—		$33,251,370
Consumer Discretionary	264,522,921	—	—		264,522,921
Consumer Staples	51,985,817	—	—		51,985,817
Energy	37,309,458	—	—		37,309,458
Financials	214,138,582	—	—		214,138,582
Health Care	379,813,500	—	—		379,813,500
Industrials	358,410,059	30,530	—		358,440,589
Information Technology	412,163,602	—	—		412,163,602
Materials	50,277,248	—	—		50,277,248
Real Estate	75,494,078	—	—		75,494,078
Utilities	35,793,740	—	—		35,793,740
Futures	30,438	—	—		30,438
Rights
Communication Services	—	—	—	(a)	—	(a)
Financials	—	—	1,521		1,521
Health Care	—	—	26,629		26,629
Materials	—	—	7,100		7,100
Short-Term Investments
Repurchase Agreements	—	38,695,330	—		38,695,330

Total Assets	$1,913,190,813	$38,725,860	$35,250		$1,951,951,923

Total Liabilities	$—	$—	$—		$—

Total	$1,913,190,813	$38,725,860	$35,250		$1,951,951,923

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$30,438	*

Total		$30,438

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$1,785,411	$1,785,411

Total	$1,785,411	$1,785,411

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$197,339	$197,339

Total	$197,339	$197,339

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $8,712,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$781,080,330
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,028,628,964

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$745,369,684
Aggregate gross unrealized depreciation	(108,404,482)

Net unrealized appreciation	$636,965,202

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,314,986,721

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,270,117,132)	$1,913,226,155
Repurchase Agreements (Cost $38,695,330)	38,695,330
Cash	19,583,590
Cash held as collateral at broker for futures	1,780,000
Receivable for securities sold	3,856,546
Dividends, interest and other receivables	1,265,973
Receivable for Portfolio shares sold	299,282
Securities lending income receivable	135,079
Due from broker for futures variation margin	16,043
Other assets	8,187

Total assets	1,978,866,185

LIABILITIES
Payable for return of collateral on securities loaned	38,695,330
Payable for securities purchased	4,000,903
Investment management fees payable	836,304
Payable for Portfolio shares redeemed	749,776
Administrative fees payable	199,966
Distribution fees payable – Class IB	162,616
Distribution fees payable – Class IA	109,691
Due to Custodian	10,847
Trustees’ fees payable	1,259
Accrued expenses	81,762

Total liabilities	44,848,454

NET ASSETS	$1,934,017,731

Net assets were comprised of:
Paid in capital	$1,278,915,164
Total distributable earnings (loss)	655,102,567

Net assets	$1,934,017,731

Class IA
Net asset value, offering and redemption price per share, $522,416,299 / 28,619,832 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.25

Class IB
Net asset value, offering and redemption price per share, $778,398,541 / 47,094,731 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.53

Class K
Net asset value, offering and redemption price per share, $633,202,891 / 34,673,061 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.26

(x)	Includes value of securities on loan of $90,828,456.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $3,879 foreign withholding tax)	$16,116,754
Interest	574,557
Securities lending (net)	1,860,943

Total income	18,552,254

EXPENSES
Investment management fees	9,964,687
Administrative fees	2,345,437
Distribution fees – Class IB	1,881,814
Distribution fees – Class IA	1,266,991
Custodian fees	174,500
Printing and mailing expenses	147,007
Professional fees	97,517
Trustees’ fees	61,628
Miscellaneous	48,499

Total expenses	15,988,080

NET INVESTMENT INCOME (LOSS)	2,564,174

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	178,753,239
Futures contracts	1,785,411

Net realized gain (loss)	180,538,650

Change in unrealized appreciation (depreciation) on:
Investments in securities	278,418,086
Futures contracts	197,339

Net change in unrealized appreciation (depreciation)	278,615,425

NET REALIZED AND UNREALIZED GAIN (LOSS)	459,154,075

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$461,718,249

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,564,174	$3,317,322
Net realized gain (loss)	180,538,650	302,722,889
Net change in unrealized appreciation (depreciation)	278,615,425	(440,720,738)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	461,718,249	(134,680,527)

Distributions to shareholders:
Class IA	(46,313,943)	(78,780,311)
Class IB	(75,461,260)	(126,216,361)
Class K	(58,255,079)	(113,764,026)

Total distributions to shareholders	(180,030,282)	(318,760,698)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,327,452 and 1,008,411 shares, respectively ]	24,235,428	21,851,816
Capital shares issued in reinvestment of dividends and distributions [ 2,570,142 and 4,640,492 shares, respectively ]	46,313,943	78,780,311
Capital shares repurchased [ (3,515,648) and (3,019,325) shares, respectively ]	(65,095,285)	(64,380,589)

Total Class IA transactions	5,454,086	36,251,538

Class IB
Capital shares sold [ 3,087,517 and 3,044,300 shares, respectively ]	52,201,285	61,572,940
Capital shares issued in reinvestment of dividends and distributions [ 4,620,208 and 8,127,598 shares, respectively ]	75,461,260	126,216,361
Capital shares repurchased [ (6,457,714) and (5,837,754) shares, respectively ]	(108,924,601)	(115,694,407)

Total Class IB transactions	18,737,944	72,094,894

Class K
Capital shares sold [ 551,883 and 2,387,267 shares, respectively ]	10,060,707	50,719,220
Capital shares issued in reinvestment of dividends and distributions [ 3,231,329 and 6,708,267 shares, respectively ]	58,255,079	113,764,026
Capital shares repurchased [ (9,426,702) and (6,938,377) shares, respectively ]	(172,447,609)	(149,643,220)

Total Class K transactions	(104,131,823)	14,840,026

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(79,939,793)	123,186,458

TOTAL INCREASE (DECREASE) IN NET ASSETS	201,748,174	(330,254,767)
NET ASSETS:
Beginning of year	1,732,269,557	2,062,524,324

End of year	$1,934,017,731	$1,732,269,557

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$15.68	$20.35	$18.11	$17.21	$19.95

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.01	0.01	0.05	(0.02)
Net realized and unrealized gain (loss)	4.31	(1.39)	4.04	2.11	(0.58)

Total from investment operations	4.32	(1.38)	4.05	2.16	(0.60)

Less distributions:
Dividends from net investment income	(0.02)	(0.01)	(0.05)	(0.06)	—
Distributions from net realized gains	(1.73)	(3.28)	(1.76)	(1.20)	(2.14)

Total dividends and distributions	(1.75)	(3.29)	(1.81)	(1.26)	(2.14)

Net asset value, end of year	$18.25	$15.68	$20.35	$18.11	$17.21

Total return	27.79%	(7.91)%	22.68%	12.61%	(2.91)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$522,416	$442,831	$521,011	$468,126	$448,501
Ratio of expenses to average net assets (f)	0.92%	0.92%	0.94%	0.95%	0.94%
Ratio of net investment income (loss) to average net assets (f)	0.05%	0.07%	0.06%	0.30%	(0.08)%
Portfolio turnover rate^	42%	46%	40%	37%	38%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.33	$18.88	$16.91	$16.15	$18.86

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.01	0.01	0.05	(0.02)
Net realized and unrealized gain (loss)	3.94	(1.27)	3.77	1.97	(0.55)

Total from investment operations	3.95	(1.26)	3.78	2.02	(0.57)

Less distributions:
Dividends from net investment income	(0.02)	(0.01)	(0.05)	(0.06)	—
Distributions from net realized gains	(1.73)	(3.28)	(1.76)	(1.20)	(2.14)

Total dividends and distributions	(1.75)	(3.29)	(1.81)	(1.26)	(2.14)

Net asset value, end of year	$16.53	$14.33	$18.88	$16.91	$16.15

Total return	27.84%	(7.89)%	22.69%	12.55%	(2.92)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$778,399	$657,055	$764,841	$684,307	$681,187
Ratio of expenses to average net assets (f)	0.92%	0.92%	0.94%	0.95%	0.94%
Ratio of net investment income (loss) to average net assets (f)	0.05%	0.07%	0.06%	0.30%	(0.08)%
Portfolio turnover rate^	42%	46%	40%	37%	38%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$15.69	$20.35	$18.11	$17.22	$19.96

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.07	0.06	0.09	0.03
Net realized and unrealized gain (loss)	4.31	(1.39)	4.04	2.11	(0.59)

Total from investment operations	4.36	(1.32)	4.10	2.20	(0.56)

Less distributions:
Dividends from net investment income	(0.06)	(0.06)	(0.10)	(0.11)	(0.04)
Distributions from net realized gains	(1.73)	(3.28)	(1.76)	(1.20)	(2.14)

Total dividends and distributions	(1.79)	(3.34)	(1.86)	(1.31)	(2.18)

Net asset value, end of year	$18.26	$15.69	$20.35	$18.11	$17.22

Total return	28.07%	(7.60)%	22.95%	12.83%	(2.66)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$633,203	$632,384	$776,673	$678,247	$669,892
Ratio of expenses to average net assets (f)	0.67%	0.67%	0.69%	0.70%	0.69%
Ratio of net investment income (loss) to average net assets (f)	0.30%	0.32%	0.31%	0.55%	0.16%
Portfolio turnover rate^	42%	46%	40%	37%	38%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	American Century Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	28.77%	12.56%
Russell Midcap® Value Index	27.06	11.29

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 28.77% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned 27.06% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection drove relative outperformance in health care, where Zimmer Biomet Holdings, Inc. was a top contributor. This medical device company reported better-than-expected revenues, margins and earnings. It also reported positive updates on its early ROSA robot placements and improvements in FDA-related supply constraints.

•	Stock selection among food products companies also lifted relative performance in the consumer staples sector.

•

Elsewhere in the Portfolio, Applied Materials, Inc. was a strong contributor. This semiconductor company was a strong performer, as it delivered solid financial results despite an uncertain global economic environment. We believe this company remains well positioned, supported by greenfield investments and share gain from its new tool offerings.

What hurt performance during the year:

•

Stock selection in financials, and especially in the insurance industry, detracted from relative performance. The stock of insurer ProAssurance Corp. underperformed as the company reported increased expected loss costs driven by higher jury rewards in medical malpractice litigation. ProAssurance has yet to see the impact specifically to its underwriting book, but it is being conservative by adjusting its estimates for the potential impact.

•	Outside the financial sector, weak gas prices hurt the stock of natural gas producer EQT Corp.

•

MSC Industrial Direct Co., Inc. was also a detractor. The stock fell in the second quarter after the company reported disappointing organic growth and guidance as demand for its industrial products continued to decelerate.

Portfolio Positioning and Outlook — American Century Investment Management, Inc.

The Portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

We believe we have identified select opportunities in the industrials sector as companies have underperformed due to concerns such as tariffs, input cost pressure and operational execution. While at year end we were overweight industrials, we have avoided names in the sector that we believe are lower quality. The Portfolio also had a notable overweight in health care. We added to our health care weighting as we found attractive opportunities in the sector due to increased political rhetoric as well as company specific issues. The vast majority of our holdings were in two industries: 1) health care providers and services and 2) health care equipment and supplies.

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO (Unaudited)

According to our metrics, real estate stocks remain expensive relative to their historical valuation and to other areas of the equity market. Therefore, we held a limited number of higher-quality real estate stocks that offer compelling valuations, in our opinion. Our metrics also showed that valuations throughout the communication services sector were unattractive. Additionally, many stocks in the sector have volatile business models, leading to a wider range of potential outcomes.

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	21.2%
Industrials	16.4
Health Care	11.2
Utilities	9.7
Consumer Discretionary	8.9
Consumer Staples	6.8
Real Estate	5.7
Information Technology	5.2
Energy	4.8
Materials	3.5
Exchange Traded Fund	3.1
Repurchase Agreements	1.5
Communication Services	0.7
Investment Company	0.0 #
Cash and Other	1.3

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,099.80	$5.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.19	5.06

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.99%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (0.7%)
Wireless Telecommunication Services (0.7%)
Rogers Communications, Inc., Class B	46,292	$2,298,647

Total Communication Services		2,298,647

Consumer Discretionary (8.9%)
Auto Components (1.3%)
Aptiv plc	16,831	1,598,440
BorgWarner, Inc.	66,432	2,881,820

		4,480,260

Automobiles (1.6%)
Honda Motor Co. Ltd. (ADR) (x)	114,114	3,230,567
Thor Industries, Inc.	29,964	2,226,026

		5,456,593

Distributors (1.2%)
Genuine Parts Co.	38,964	4,139,146

Hotels, Restaurants & Leisure (1.9%)
Carnival Corp.	67,294	3,420,554
Sodexo SA	26,784	3,174,108

		6,594,662

Household Durables (0.8%)
PulteGroup, Inc.	73,132	2,837,521

Multiline Retail (0.7%)
Target Corp.	20,170	2,585,996

Specialty Retail (1.4%)
Advance Auto Parts, Inc.	29,441	4,715,270

Total Consumer Discretionary		30,809,448

Consumer Staples (6.8%)
Food & Staples Retailing (1.9%)
Koninklijke Ahold Delhaize NV	147,649	3,692,450
Sysco Corp.	34,885	2,984,063

		6,676,513

Food Products (4.0%)
Conagra Brands, Inc.	115,209	3,944,756
JM Smucker Co. (The)	23,031	2,398,218
Kellogg Co.	27,395	1,894,638
Mondelez International, Inc., Class A	34,797	1,916,619
Orkla ASA	361,791	3,666,002

		13,820,233

Household Products (0.9%)
Kimberly-Clark Corp.	22,262	3,062,138

Total Consumer Staples		23,558,884

Energy (4.8%)
Energy Equipment & Services (2.0%)
Baker Hughes Co.	137,534	3,524,996
Schlumberger Ltd.	87,116	3,502,063

		7,027,059

Oil, Gas & Consumable Fuels (2.8%)
ConocoPhillips	74,087	4,817,878
Imperial Oil Ltd.	72,963	1,930,060
Noble Energy, Inc.	120,979	3,005,118

		9,753,056

Total Energy		16,780,115

Financials (21.2%)
Banks (9.5%)
Comerica, Inc.	75,252	5,399,331
Commerce Bancshares, Inc.	61,174	4,156,162
First Hawaiian, Inc.	157,198	4,535,162
M&T Bank Corp.	25,409	4,313,178
Prosperity Bancshares, Inc.	24,079	1,731,039
Truist Financial Corp.	152,265	8,575,565
UMB Financial Corp.	34,061	2,337,947
Westamerica Bancorp	30,804	2,087,587

		33,135,971

Capital Markets (5.0%)
Ameriprise Financial, Inc.	31,980	5,327,228
Northern Trust Corp.	80,161	8,516,305
State Street Corp.	44,769	3,541,228

		17,384,761

Insurance (5.8%)
Aflac, Inc.	51,437	2,721,017
Arthur J Gallagher & Co.	9,579	912,208
Brown & Brown, Inc.	40,986	1,618,127
Chubb Ltd.	34,087	5,305,983
Globe Life, Inc.	12,487	1,314,257
ProAssurance Corp.	87,908	3,176,995
Reinsurance Group of America, Inc.	25,070	4,087,914
Travelers Cos., Inc. (The)	8,095	1,108,610

		20,245,111

Thrifts & Mortgage Finance (0.9%)
Capitol Federal Financial, Inc.	213,372	2,929,598

Total Financials		73,695,441

Health Care (11.2%)
Health Care Equipment & Supplies (4.4%)
Hologic, Inc.*	54,368	2,838,553
Siemens Healthineers AG (m)	48,963	2,351,752
Zimmer Biomet Holdings, Inc.	67,368	10,083,643

		15,273,948

Health Care Providers & Services (5.7%)
Cardinal Health, Inc.	83,753	4,236,227
Henry Schein, Inc.*	45,395	3,028,754
McKesson Corp.	27,642	3,823,442
Quest Diagnostics, Inc.	50,418	5,384,138
Universal Health Services, Inc., Class B	25,063	3,595,538

		20,068,099

Health Care Technology (1.1%)
Cerner Corp.	51,776	3,799,840

Total Health Care		39,141,887

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Industrials (16.4%)
Aerospace & Defense (1.5%)
BAE Systems plc	352,972	$2,640,704
Textron, Inc.	57,666	2,571,903

		5,212,607

Airlines (1.5%)
Southwest Airlines Co.	97,293	5,251,876

Building Products (1.5%)
Johnson Controls International plc	123,078	5,010,505

Commercial Services & Supplies (0.8%)
Republic Services, Inc.	32,609	2,922,745

Electrical Equipment (6.3%)
Eaton Corp. plc	27,896	2,642,309
Emerson Electric Co.	84,307	6,429,252
Hubbell, Inc.	38,500	5,691,070
nVent Electric plc	200,947	5,140,224
Schneider Electric SE	18,616	1,910,664

		21,813,519

Machinery (2.9%)
Cummins, Inc.	20,531	3,674,228
IMI plc	211,193	3,298,208
PACCAR, Inc.	40,186	3,178,712

		10,151,148

Road & Rail (0.9%)
Heartland Express, Inc.	155,398	3,271,128

Trading Companies & Distributors (1.0%)
MSC Industrial Direct Co., Inc., Class A	44,529	3,494,191

Total Industrials		57,127,719

Information Technology (5.2%)
Electronic Equipment, Instruments & Components (1.0%)
TE Connectivity Ltd.	36,028	3,452,924

Semiconductors & Semiconductor Equipment (3.4%)
Applied Materials, Inc.	76,502	4,669,682
Maxim Integrated Products, Inc.	70,914	4,361,920
Microchip Technology, Inc.	27,597	2,889,958

		11,921,560

Technology Hardware, Storage & Peripherals (0.8%)
HP, Inc.	124,067	2,549,577

Total Information Technology		17,924,061

Materials (3.5%)
Containers & Packaging (2.5%)
Graphic Packaging Holding Co.	104,271	1,736,112
Packaging Corp. of America	24,563	2,750,810
Sonoco Products Co.	39,719	2,451,457
Westrock Co.	44,504	1,909,667

		8,848,046

Paper & Forest Products (1.0%)
Mondi plc	148,967	3,497,527

Total Materials		12,345,573

Real Estate (5.7%)
Equity Real Estate Investment Trusts (REITs) (5.7%)
Empire State Realty Trust, Inc. (REIT), Class A	165,748	2,313,842
MGM Growth Properties LLC (REIT), Class A	121,964	3,777,225
Piedmont Office Realty Trust, Inc. (REIT), Class A	134,873	2,999,576
Welltower, Inc. (REIT)	54,067	4,421,599
Weyerhaeuser Co. (REIT)	212,077	6,404,725

Total Real Estate		19,916,967

Utilities (9.7%)
Electric Utilities (5.3%)
Edison International	64,281	4,847,430
Eversource Energy	29,896	2,543,253
Pinnacle West Capital Corp.	49,343	4,437,416
Xcel Energy, Inc.	105,027	6,668,164

		18,496,263

Gas Utilities (1.9%)
Atmos Energy Corp.	27,170	3,039,236
Spire, Inc.	42,498	3,540,509

		6,579,745

Multi-Utilities (2.5%)
Ameren Corp.	42,604	3,271,987
NorthWestern Corp.	50,110	3,591,384
WEC Energy Group, Inc.	21,513	1,984,144

		8,847,515

Total Utilities		33,923,523

Total Common Stocks (94.1%) (Cost $289,621,009)		327,522,265

EXCHANGE TRADED FUND (ETF):
Equity (3.1%)
iShares Russell Mid-Cap Value ETF (x)	113,653	10,770,895

Total Exchange Traded Fund (3.1%) (Cost $9,829,829)		10,770,895

SHORT-TERM INVESTMENTS:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, IM Shares	58,950	58,967

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.5%)
Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $2,000,176, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $2,040,000. (xx)	$2,000,000	2,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)

Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $3,061,167, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $3,122,096. (xx)	$3,060,878	$3,060,878

Total Repurchase Agreements		5,060,878

Total Short-Term Investments (1.5%) (Cost $5,119,845)		5,119,845

Total Investments in Securities (98.7%) (Cost $304,570,683)		343,413,005
Other Assets Less Liabilities (1.3%)		4,423,820

Net Assets (100%)		$347,836,825

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $2,351,752 or 0.7% of net assets.

(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $4,909,415. This was collateralized by cash of $5,060,878 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
USD	— United States Dollar

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	229,287	USD	256,057	Credit Suisse	3/31/2020	2,569
JPY	8,099,175	USD	74,880	Bank of America	3/31/2020	37
NOK	671,229	USD	76,291	Goldman Sachs	3/31/2020	183

Total unrealized appreciation						2,789

USD	3,575,018	CAD	4,701,841	Morgan Stanley	3/31/2020	(46,917)
USD	9,813,393	EUR	8,741,354	Credit Suisse	3/31/2020	(46,483)
USD	7,935,276	GBP	6,024,036	JPMorgan Chase Bank	3/31/2020	(63,571)
USD	2,010,800	JPY	218,750,705	Bank of America	3/31/2020	(12,651)
USD	3,131,586	NOK	28,225,231	Goldman Sachs	3/31/2020	(84,160)

Total unrealized depreciation						(253,782)

Net unrealized depreciation						(250,993)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$2,298,647	$—	$—	$2,298,647
Consumer Discretionary	27,635,340	3,174,108	—	30,809,448
Consumer Staples	16,200,432	7,358,452	—	23,558,884
Energy	16,780,115	—	—	16,780,115
Financials	73,695,441	—	—	73,695,441
Health Care	36,790,135	2,351,752	—	39,141,887
Industrials	49,278,143	7,849,576	—	57,127,719
Information Technology	17,924,061	—	—	17,924,061
Materials	8,848,046	3,497,527	—	12,345,573
Real Estate	19,916,967	—	—	19,916,967
Utilities	33,923,523	—	—	33,923,523
Exchange Traded Fund	10,770,895	—	—	10,770,895
Forward Currency Contracts	—	2,789	—	2,789
Short-Term Investments
Investment Company	58,967	—	—	58,967
Repurchase Agreements	—	5,060,878	—	5,060,878

Total Assets	$314,120,712	$29,295,082	$—	$343,415,794

Liabilities:
Forward Currency Contracts	$—	$(253,782)	$—	$(253,782)

Total Liabilities	$—	$(253,782)	$—	$(253,782)

Total	$314,120,712	$29,041,300	$—	$343,162,012

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$2,789

Total		$2,789

	Liability Derivatives
Foreign exchange contracts	Payables	$(253,782)

Total		$(253,782)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$496,377	$496,377

Total	$496,377	$496,377

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(127,027)	$(127,027)

Total	$(127,027)	$(127,027)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $23,748,000 during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$37	$(37)	$—	$—
Credit Suisse	2,569	(2,569)	—	—
Goldman Sachs	183	(183)	—	—

Total	$2,789	$(2,789)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$12,651	$(37)	$—	$12,614
Credit Suisse	46,483	(2,569)	—	43,914
Goldman Sachs	84,160	(183)	—	83,977
JPMorgan Chase Bank	63,571	—	—	63,571
Morgan Stanley	46,917	—	—	46,917

Total	$253,782	$(2,789)	$—	$250,993

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$140,657,408
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$128,199,416

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$42,110,845
Aggregate gross unrealized depreciation	(3,664,205)

Net unrealized appreciation	$38,446,640

Federal income tax cost of investments in securities and derivative instruments, if applicable	$304,715,372

For the year ended December 31, 2019, the Portfolio incurred approximately $11,687 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $299,509,805)	$338,352,127
Repurchase Agreements (Cost $5,060,878)	5,060,878
Cash	8,700,000
Foreign cash (Cost $14,662)	14,663
Receivable for securities sold	1,310,931
Dividends, interest and other receivables	859,452
Receivable for Portfolio shares sold	194,883
Unrealized appreciation on forward foreign currency contracts	2,789
Securities lending income receivable	1,978
Other assets	1,679

Total assets	354,499,380

LIABILITIES
Payable for return of collateral on securities loaned	5,060,878
Payable for securities purchased	817,747
Unrealized depreciation on forward foreign currency contracts	253,782
Payable for Portfolio shares redeemed	224,239
Investment management fees payable	147,933
Distribution fees payable – Class IB	72,722
Administrative fees payable	27,752
Accrued expenses	57,502

Total liabilities	6,662,555

NET ASSETS	$347,836,825

Net assets were comprised of:
Paid in capital	$308,663,339
Total distributable earnings (loss)	39,173,486

Net assets	$347,836,825

Class IB
Net asset value, offering and redemption price per share, $347,836,825 / 15,050,415 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.11

(x)	Includes value of securities on loan of $4,909,415.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $87,646 foreign withholding tax)	$7,708,951
Interest	157,735
Securities lending (net)	33,898

Total income	7,900,584

EXPENSES
Investment management fees	2,809,083
Distribution fees – Class IB	780,300
Administrative fees	298,221
Professional fees	70,133
Printing and mailing expenses	46,616
Offering costs	45,428
Custodian fees	36,500
Trustees’ fees	9,693
Miscellaneous	14,381

Gross expenses	4,110,355
Less: Waiver from investment manager	(1,004,589)

Net expenses	3,105,766

NET INVESTMENT INCOME (LOSS)	4,794,818

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	1,180,435
Forward foreign currency contracts	496,377
Foreign currency transactions	(2,739)

Net realized gain (loss)	1,674,073

Change in unrealized appreciation (depreciation) on:
Investments in securities	70,349,661
Forward foreign currency contracts	(127,027)
Foreign currency translations	630

Net change in unrealized appreciation (depreciation)	70,223,264

NET REALIZED AND UNREALIZED GAIN (LOSS)	71,897,337

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$76,692,155

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,794,818	$1,239,756
Net realized gain (loss)	1,674,073	(205,885)
Net change in unrealized appreciation (depreciation)	70,223,264	(31,631,423)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	76,692,155	(30,597,552)

Distributions to shareholders:
Class IB	(5,875,627)	(1,354,666)

Tax return of capital:
Class IB	—	(229,137)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,642,414 and 872,438 shares, respectively ]	34,751,362	17,506,281
Capital shares sold in-kind (Note 8) [ 0 and 13,623,602 shares, respectively ]	—	279,556,309
Capital shares issued in reinvestment of dividends [ 258,256 and 82,925 shares, respectively ]	5,875,627	1,583,803
Capital shares repurchased [ (1,187,158) and (242,062) shares, respectively ]	(25,342,839)	(4,728,891)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	15,284,150	293,917,502

TOTAL INCREASE (DECREASE) IN NET ASSETS	86,100,678	261,736,147
NET ASSETS:
Beginning of period	261,736,147	—

End of period	$347,836,825	$261,736,147

* Commencement of Operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$18.26		$20.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.33		0.09
Net realized and unrealized gain (loss)	4.92		(2.24)

Total from investment operations	5.25		(2.15)

Less distributions:
Dividends from net investment income	(0.38)		(0.09)
Distributions from net realized gains	(0.02)		—
Return of capital	—		(0.02)

Total dividends and distributions	(0.40)		(0.11)

Net asset value, end of period	$23.11		$18.26

Total return (b)	28.77%		(10.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$347,837		$261,736
Ratio of expenses to average net assets:
After waivers (a)(f)	0.99	%(j)	1.00	%(j)
Before waivers (a)(f)	1.32%		1.33%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.54%		2.29	%(l)
Before waivers (a)(f)	1.21%		1.95	%(l)
Portfolio turnover rate^	42%		11	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	American Century Investment Management, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/19

Since Incept.
Portfolio – Class IB Shares*	15.21%
Portfolio – Class K Shares*	15.45
EQ/American Century Moderate Growth Allocation Index	15.92
S&P 500® Index	21.73
Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index	11.35

* Date of inception 2/1/19. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 15.21% for the period ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/American Century Moderate Growth Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which returned 15.92%, 21.73% and 11.35%, respectively.

Asset Class Overview

Global stocks, as measured by the MSCI ACWI, produced strong positive returns for the period since the Portfolio’s inception on January 31, 2019. Equities benefited from surprisingly resilient economic growth — the world’s leading economies avoided slipping into recession, as had been feared. To help support growth and stave off recession, global central banks eased monetary policy. Indeed, the Federal Reserve cut interest rates three times during the period in response to global economic risks. But central bank policymakers signaled a pause in the fourth quarter as economic data improved. In addition, reports of a new North American free trade agreement and progress toward resolution of the U.S.-China trade dispute eased investor concerns about global growth and trade.

In that environment, U.S. stocks repeatedly reached new record highs and outperformed the broader MSCI ACWI. For the abbreviated period, large-cap stocks outperformed those of medium- and small-sized companies in the U.S., while growth outperformed value at all capitalization ranges, according to the Russell indices. It was much the same outside the U.S., though small caps performed relatively better overseas.

Looking at fixed-income markets, global government bond yields generally increased as recession fears abated over the course of the year. The broad U.S. investment-grade bond market produced positive returns, as did global bonds in U.S-dollar terms. Higher-yielding, economically sensitive corporate bonds generally performed well amid strong investor demand for yield and prospects for better economic growth.

Portfolio Highlights

What helped performance during the year:

•

It was beneficial to overweight equities relative to a neutral allocation during a year when stocks performed very well on an absolute basis and relative to bonds. The large-cap equity allocation significantly outperformed and contributed the most by far to the Portfolio’s performance in the period since its inception.

•	The Portfolio was overweight U.S. versus non-U.S. equities, which helped performance as U.S. stocks outperformed.

•	While the Portfolio had comparatively modest allocations to mid- and small-cap U.S. equities, both slightly outperformed their corresponding benchmark component during the period.

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

What hurt performance during the year:

•	No allocation detracted from absolute performance during the period. However, rising interest rates limited the returns of the Portfolio’s investment-grade corporate bond allocation.

Portfolio Positioning and Outlook — American Century Investment Management, Inc.

The long, unprecedented rally in stocks since the end of the financial crisis in 2008-2009 presents us with some questions. Certainly, academics debate whether the bull market in stocks officially ended in December 2018, though we prefer to think of stocks as being on one long — if sometimes rocky — road higher since the end of the Great Recession in 2009. However you do the math, it is fair to ask if the bull is on its last legs or if there are further gains to come. While corporate earnings growth has been lackluster for the last several quarters, expectations for 2020 are positive. In addition, one economic driver has remained remarkably resilient — the U.S. consumer. Representing over 70% of U.S. economic activity, consumer spending is arguably the main reason this recovery and bull market continue to live on, well past historical norms. Most of the consumer/retail-related data we see suggest the recovery can carry on a bit further. One big support for consumer spending is the healthy job market, so we will be watching carefully for any slowdown in hiring. Another key factor we are monitoring is the level and direction of interest rates. The Federal Reserve is on hold for now, apparently confident that they have done enough to support growth going forward.

Add it all up, and we are not ready to declare the bull dead just yet. We are, however, cautious and on the lookout for an upturn in volatility. And because these economic and policy tensions are not likely to be resolved quickly or cleanly, we would encourage individual investors to think carefully about how much volatility they are prepared to tolerate in pursuit of their financial goals.

The leading argument for stocks at present comes from attractive earnings yields. This, combined with historically low volatility, means we were overweight stocks at year end. Of course, we will carefully monitor market conditions and are prepared to actively manage our stock exposure as appropriate should volatility return.

At year end, we were overweight to the U.S. versus non-U.S. developed equities as a result of readings in both our fundamental and technical models. In particular, stronger relative economic conditions and market momentum favor the U.S.

The sentiment and fundamental portions of our model point toward large-company stocks over small. However, relative valuations favor small caps after having lagged large caps by a wide margin in 2019, so we remained neutral by size.

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Exchange Traded Funds	$37,035,295	99.7%
Investment Company	162,184	0.4
Cash and Other	(40,979)	(0.1)

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,071.70	$5.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.47	5.79
Class K
Actual	1,000.00	1,073.00	4.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.72	4.53

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.14% and 0.89%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (64.7%)
iShares Core MSCI EAFE ETF	66,200	$4,318,888
iShares Core S&P 500 ETF	17,500	5,656,700
iShares Core S&P Mid-Cap ETF	7,000	1,440,740
iShares Russell 2000 ETF	9,700	1,606,999
SPDR S&P 500 ETF Trust	16,700	5,375,062
Vanguard S&P 500 ETF	19,100	5,649,780

Total Equity		24,048,169

Fixed Income (35.0%)
Vanguard Intermediate-Term Corporate Bond ETF	142,200	12,987,126

Total Exchange Traded Funds (99.7%) (Cost $34,457,362)		37,035,295

SHORT-TERM INVESTMENT:
Investment Company (0.4%)
JPMorgan Prime Money Market Fund, IM Shares	162,135	162,184

Total Short-Term Investment (0.4%) (Cost $162,184)		162,184

Total Investments in Securities (100.1%) (Cost $34,619,546)		37,197,479
Other Assets Less Liabilities (-0.1%)		(40,979)

Net Assets (100%)		$37,156,500

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$37,035,295	$—	$—	$37,035,295
Short-Term Investment
Investment Company	162,184	—	—	162,184

Total Assets	$37,197,479	$—	$—	$37,197,479

Total Liabilities	$—	$—	$—	$—

Total	$37,197,479	$—	$—	$37,197,479

The Portfolio held no derivatives contracts during the period ended December 31, 2019.

Investment security transactions for the period ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$46,170,836
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$11,837,595

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,571,037
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$2,571,037

Federal income tax cost of investments in securities and derivative instruments, if applicable	$34,626,442

For the period ended December 31, 2019, the Portfolio incurred approximately $791 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $34,619,546)	$37,197,479
Cash	299,999
Dividends, interest and other receivables	25,742
Receivable for Portfolio shares sold	20,458
Deferred offering cost	1,570
Other assets	3,514

Total assets	37,548,762

LIABILITIES
Payable for securities purchased	332,155
Administrative fees payable	9,372
Distribution fees payable – Class IB	5,082
Payable for Portfolio shares redeemed	26
Trustees’ fees payable	9
Accrued expenses	45,618

Total liabilities	392,262

NET ASSETS	$37,156,500

Net assets were comprised of:
Paid in capital	$34,527,071
Total distributable earnings (loss)	2,629,429

Net assets	$37,156,500

Class IB
Net asset value, offering and redemption price per share, $25,729,776 / 2,263,788 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.37

Class K
Net asset value, offering and redemption price per share, $11,426,724 / 1,005,274 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.37

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2019*

INVESTMENT INCOME
Dividends	$582,722
Interest	4,633

Total income	587,355

EXPENSES
Investment management fees	153,803
Professional fees	61,515
Administrative fees	29,839
Distribution fees – Class IB	23,780
Printing and mailing expenses	21,914
Offering costs	16,907
Custodian fees	6,900
Trustees’ fees	456
Tax expense	435
Miscellaneous	1,219

Gross expenses	316,768
Less: Waiver from investment manager	(123,264)

Net expenses	193,504

NET INVESTMENT INCOME (LOSS)	393,851

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	124,101
Net change in unrealized appreciation (depreciation) on investments in securities	2,577,933

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,702,034

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,095,885

*	The Portfolio commenced operations on February 1, 2019.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

February 1, 2019* to December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$393,851
Net realized gain (loss)	124,101
Net change in unrealized appreciation (depreciation)	2,577,933

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,095,885

Distributions to shareholders:
Class IB	(312,629)
Class K	(171,666)

Total distributions to shareholders	(484,295)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,365,897 shares]	25,566,658
Capital shares issued in reinvestment of dividends and distributions [ 27,816 shares]	312,629
Capital shares repurchased [ (129,925) shares]	(1,406,043)

Total Class IB transactions	24,473,244

Class K
Capital shares sold [ 990,000 shares]	9,900,000
Capital shares issued in reinvestment of dividends and distributions [ 15,274 shares]	171,666

Total Class K transactions	10,071,666

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	34,544,910

TOTAL INCREASE (DECREASE) IN NET ASSETS	37,156,500
NET ASSETS:
Beginning of period	—

End of period	$37,156,500

* Commencement of Operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20
Net realized and unrealized gain (loss)	1.32

Total from investment operations	1.52

Less distributions:
Dividends from net investment income	(0.12)
Distributions from net realized gains	(0.03)

Total dividends and distributions	(0.15)

Net asset value, end of period	$11.37

Total return (b)	15.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$25,730
Ratio of expenses to average net assets:
After waivers (a)(f)	1.14	%(j)
Before waivers (a)(f)	1.66%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.03	%(l)
Before waivers (a)(f)	1.52	%(l)
Portfolio turnover rate^	56	%(z)

Class K	February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20
Net realized and unrealized gain (loss)	1.34

Total from investment operations	1.54

Less distributions:
Dividends from net investment income	(0.14)
Distributions from net realized gains	(0.03)

Total dividends and distributions	(0.17)

Net asset value, end of period	$11.37

Total return (b)	15.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,427
Ratio of expenses to average net assets:
After waivers (a)(f)	0.88	%(j)
Before waivers (a)(f)	1.60%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.05	%(l)
Before waivers (a)(f)	1.34	%(l)
Portfolio turnover rate^	56	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AXA Investment Managers, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/19

Since Incept.
Portfolio – Class IB Shares*	14.09%
Portfolio – Class K Shares*	14.33
EQ/AXA Investment Managers Moderate Allocation Index	15.53
S&P 500® Index	21.73
Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index	11.35

* Date of inception 2/1/19. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.09% for the period ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/AXA Investment Managers Moderate Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which returned 15.53%, 21.73% and 11.35%, respectively.

Portfolio Highlights

What helped performance since inception:

•	Global equity markets and U.S. corporate bonds added to Portfolio performance.

•	The Portfolio’s exposure to equity investments added to performance.

What hurt performance since inception:

•	The Portfolio’s lower than benchmark exposure to equities until mid-March detracted from relative performance.

•	U.S mid- and small-cap equities lagged behind large-cap equity performance.

Portfolio Positioning and Outlook — AXA Investment Managers, Inc.

On the macroeconomic side, heading into 2020, our leading indicators show signs of improvement, pointing towards a stabilization in growth momentum rather than a continued deceleration as was the case in recent quarters. We therefore believe that a U.S. recession is unlikely over the next quarters. The trade truce between the U.S. and China and particularly from the partial roll-back of tariffs could fuel the companies’ earnings globally. In the fixed income world, credit spreads may remain well behaved. We believe the Portfolio’s target allocation is well balanced to benefit from the global growth as positive developments (Central banks easing, Trade war, Brexit) release some pressures on it.

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Exchange Traded Funds	$19,590,185	98.6%
Cash and Other	279,222	1.4

		100.0%

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,065.30	$5.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.62	5.64
Class K
Actual	1,000.00	1,066.60	4.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.89	4.36

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.11% and 0.86%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (54.1%)
iShares Core MSCI EAFE ETF	38,388	$2,504,433
iShares Core S&P 500 ETF	9,982	3,226,582
iShares Russell 2000 ETF	4,372	724,309
SPDR S&P 500 ETF Trust	10,026	3,226,968
SPDR S&P MidCap 400 ETF Trust	2,874	1,078,842

Total Equity		10,761,134

Fixed Income (44.5%)
iShares iBoxx $ Investment Grade Corporate Bond ETF	34,450	4,408,222

Vanguard Intermediate-Term Corporate Bond ETF	48,405	4,420,829

Total Fixed Income		8,829,051

Total Investments in Securities (98.6%) (Cost $17,963,263)		19,590,185
Other Assets Less Liabilities (1.4%)		279,222

Net Assets (100%)		$19,869,407

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$19,590,185	$—	$—	$19,590,185

Total Assets	$19,590,185	$—	$—	$19,590,185

Total Liabilities	$—	$—	$—	$—

Total	$19,590,185	$—	$—	$19,590,185

The Portfolio held no derivatives contracts during the period ended December 31, 2019.

Investment security transactions for the period ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$20,186,445
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,227,600

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,625,211
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$1,625,211

Federal income tax cost of investments in securities and derivative instruments, if applicable	$17,964,974

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $17,963,263)	$19,590,185
Cash	180,493
Receivable for Portfolio shares sold	117,154
Dividends, interest and other receivables	19,766
Receivable from investment manager	3,855
Deferred offering cost	1,570
Other assets	3,552

Total assets	19,916,575

LIABILITIES
Distribution fees payable – Class IB	1,696
Payable for Portfolio shares redeemed	37
Trustees’ fees payable	5
Accrued expenses	45,430

Total liabilities	47,168

NET ASSETS	$19,869,407

Net assets were comprised of:
Paid in capital	$18,230,801
Total distributable earnings (loss)	1,638,606

Net assets	$19,869,407

Class IB
Net asset value, offering and redemption price per share, $8,545,943 / 759,432 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.25

Class K
Net asset value, offering and redemption price per share, $11,323,464 / 1,006,151 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.25

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2019*

INVESTMENT INCOME
Dividends	$391,038
Interest	6,580

Total income	397,618

EXPENSES
Investment management fees	102,181
Professional fees	61,362
Administrative fees	29,774
Printing and mailing expenses	21,607
Offering costs	16,907
Distribution fees – Class IB	7,761
Custodian fees	5,000
Trustees’ fees	318
Tax expense	271
Miscellaneous	1,198

Gross expenses	246,379
Less: Waiver from investment manager	(129,397)

Net expenses	116,982

NET INVESTMENT INCOME (LOSS)	280,636

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	4,299
Net change in unrealized appreciation (depreciation) on investments in securities	1,626,922

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,631,221

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,911,857

*	The Portfolio commenced operations on February 1, 2019.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

February 1, 2019* to December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$280,636
Net realized gain (loss)	4,299
Net change in unrealized appreciation (depreciation)	1,626,922

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,911,857

Distributions to shareholders:
Class IB	(110,509)
Class K	(180,180)

Total distributions to shareholders	(290,689)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 768,912 shares]	8,264,919
Capital shares issued in reinvestment of dividends and distributions [ 9,906 shares]	110,509
Capital shares repurchased [ (19,386) shares]	(207,369)

Total Class IB transactions	8,168,059

Class K
Capital shares sold [ 990,000 shares]	9,900,000
Capital shares issued in reinvestment of dividends and distributions [ 16,151 shares]	180,180

Total Class K transactions	10,080,180

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	18,248,239

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,869,407
NET ASSETS:
Beginning of period	—

End of period	$19,869,407

* Commencement of Operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22
Net realized and unrealized gain (loss)	1.18

Total from investment operations	1.40

Less distributions:
Dividends from net investment income	(0.15)
Distributions from net realized gains	—	#

Total dividends and distributions	(0.15)

Net asset value, end of period	$11.25

Total return (b)	14.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,546
Ratio of expenses to average net assets:
After waivers (a)(f)	1.10	%(j)
Before waivers (a)(f)	2.08%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.21	%(l)
Before waivers (a)(f)	1.20	%(l)
Portfolio turnover rate^	16	%(z)

Class K	February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21
Net realized and unrealized gain (loss)	1.22

Total from investment operations	1.43

Less distributions:
Dividends from net investment income	(0.18)
Distributions from net realized gains	—	#

Total dividends and distributions	(0.18)

Net asset value, end of period	$11.25

Total return (b)	14.33%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,323
Ratio of expenses to average net assets:
After waivers (a)(f)	0.86	%(j)
Before waivers (a)(f)	1.84%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.18	%(l)
Before waivers (a)(f)	1.18	%(l)
Portfolio turnover rate^	16	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	23.41%	6.32%	9.82%
Portfolio – Class IB Shares	23.46	6.33	9.76
Portfolio – Class K Shares*	23.76	6.60	12.02
Russell 1000® Value Index	26.54	8.29	11.80

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 23.46% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 26.54% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The largest contributors to growth included additive stock selection in the financials, health care and industrials sectors.

•

In financials, no exposure to diversified financials and an overweight to the Hartford Financial Services Group, Inc. and Brighthouse Financial, Inc. were the largest contributors to relative performance.

•

In the health care sector, selection among health care equipment & supplies and health care providers & services bolstered performance. At an issuer level, a large overweight to Zimmer Biomet Holdings, Inc. and Humana, Inc., and an off-benchmark position in Koninklijke Philips NV proved advantageous.

•	Lastly, in industrials, a large overweight to Masco Corporation and Hubbell, Inc. and an off-benchmark position in ABB Ltd. further contributed to relative returns.

What hurt performance during the year:

•	Security selection in the consumer staples, communication services and consumer discretionary sectors were the largest detractors for the period.

•

In consumer staples, selection in the food & staples retailing and beverages subsectors were the largest detractors from relative performance. At an issuer level, an overweight to Walgreens Boots Alliance, Inc. and Molson Coors Brewing Co. dragged down returns.

•	In communication services, selection among wireless telecommunication services and an overweight to Verizon Communications, Inc. and AT&T, Inc. weighed on relative results.

•	Lastly, in consumer discretionary, selection in the multiline retails industry with an overweight to Dollar Tree, Inc. and no exposure to Target Corporation further detracted from performance.

Portfolio Positioning and Outlook — BlackRock Investment Management, LLC

Our 2020 base case is for slow but positive U.S. economic growth. We view a recession as unlikely and think stocks can soldier higher during the year, although 2019’s results will be difficult to match. A looming election cycle and ongoing geopolitical tensions also foreshadow the potential for bouts of higher volatility in the year ahead. In sum, we see reasons for both caution and optimism on U.S. stocks as the new calendar year begins.

Reasons for Caution

•

High valuations. Stocks remain attractively priced versus bonds, but expensive relative to their own history. High valuations (based on price-to-earnings ratios) suggest investor optimism, but also make stocks vulnerable to a slide. There is simply little buffer to absorb bad news.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

•

Profit pressures. Profit growth is a function of revenues and margins. We expect modest revenue growth absent a material weakening in the U.S. dollar. On margins, consensus expectations are for further expansion, but we see three reasons for pause: 1) cost pressures from rising wage growth and trade-related disruptions to the global supply chain; 2) little room for improvement in interest expense—rates cannot go much lower; 3) optimal corporate tax rates, with the benefits of the 2018 cut having played out and political pressure for an increase.

•

Inflation complication. We are outside the consensus but see potential for inflation to surprise to the upside in 2020. The likely culprit? Rising wage growth. Despite decade-low unemployment and other signs of a tight labor market, wage growth has not yet spiked like in past cycles. More people have entered the workforce since 2015, suggesting a hidden supply of labor continuously being tapped. This resource will eventually be exhausted, especially as more baby boomers retire, putting upward pressure on wages — and inflation.

Reasons for Optimism

•

Consumer strength. The U.S. personal savings rate has stabilized above 7% in the past decade, levels not seen consistently since the mid-1990s, according to data from the U.S. Bureau of Economic Analysis. The unemployment rate is near multi-decade lows and lower and middle-class households are finally seeing wage growth. Strength on these measures bodes well for the economic backdrop, as personal consumption accounts for roughly 70% of U.S. gross domestic product (GDP).

•

Corporate efficiency. Company balance sheets broadly look buoyant. Corporate America has taken advantage of low interest rates and prudently locked up cheap long-term financing. This can accrue to earnings — if companies generate returns above their cost of capital. On average, we see companies spending less but generating higher returns on invested capital (ROIC). Many are also replacing traditional labor costs with investments in productivity-enhancing technology and research and development.

•

Policy support. Both monetary and fiscal policy are supportive of stocks. The Federal Reserve has signalled interest rates will remain on hold as the committee assesses incoming economic data. Meanwhile, ongoing federal spending provides near-term economic stimulus. The 2020 election presents a mixed bag. We expect it will create a moment (or moments) of panic that could weigh on markets. Yet history offers reason for optimism. Since 1945, the fourth year of a presidential term has coincided with a median investment return of 9.3% for the S&P 500® Index and positive investment results in 14 out of 18 observed periods.

The above factors place us in a risk-on but acutely risk-aware stance. In our view, the potential pitfalls and opportunities for U.S. stocks are more balanced than in recent years past. Investors should calibrate their return expectations and position their portfolios accordingly. We continue to seek attractively priced, quality companies with strong business models, good balance sheets, and ample cash flow to sustain long-term growth. As always, the strategy invests primarily in dividend paying companies and seeks to deliver capital appreciation and current income over time.

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	24.0%
Health Care	18.3
Communication Services	10.6
Energy	8.9
Consumer Staples	8.5
Information Technology	6.8
Industrials	6.8
Consumer Discretionary	6.1
Utilities	5.5
Materials	3.8
Repurchase Agreements	1.1
Cash and Other	(0.4)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,080.90	$4.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.44	4.82
Class IB
Actual	1,000.00	1,080.70	4.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.44	4.82
Class K
Actual	1,000.00	1,082.50	3.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.70	3.55

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (10.6%)
Diversified Telecommunication Services (4.6%)
AT&T, Inc.	203,462	$7,951,295
Verizon Communications, Inc.	1,116,667	68,563,354

		76,514,649

Media (4.6%)
Comcast Corp., Class A	1,166,318	52,449,321
DISH Network Corp., Class A*	289,007	10,251,078
Interpublic Group of Cos., Inc. (The)	665,224	15,366,674

		78,067,073

Wireless Telecommunication Services (1.4%)
Telephone & Data Systems, Inc.	912,333	23,200,628

Total Communication Services		177,782,350

Consumer Discretionary (6.1%)
Automobiles (1.3%)
General Motors Co.	617,120	22,586,592

Household Durables (2.1%)
Sony Corp. (ADR)	523,574	35,603,032

Multiline Retail (1.8%)
Dollar Tree, Inc.*	313,639	29,497,748

Specialty Retail (0.9%)
Lowe’s Cos., Inc.	124,595	14,921,497

Total Consumer Discretionary		102,608,869

Consumer Staples (8.5%)
Beverages (2.5%)
Molson Coors Brewing Co., Class B	535,506	28,863,773
PepsiCo, Inc.	99,238	13,562,858

		42,426,631

Food & Staples Retailing (0.9%)
Walgreens Boots Alliance, Inc.	250,043	14,742,535

Food Products (3.4%)
Conagra Brands, Inc.	557,789	19,098,695
Kellogg Co.	551,625	38,150,385

		57,249,080

Personal Products (0.8%)
Unilever NV (NYRS)	225,320	12,946,887

Tobacco (0.9%)
Altria Group, Inc.	305,540	15,249,502

Total Consumer Staples		142,614,635

Energy (8.9%)
Oil, Gas & Consumable Fuels (8.9%)
BP plc (ADR)	1,247,143	47,067,177
ConocoPhillips	506,030	32,907,131
Marathon Oil Corp.	700,382	9,511,188
Marathon Petroleum Corp.	273,565	16,482,291
Suncor Energy, Inc.	400,109	13,123,575
Williams Cos., Inc. (The)	1,286,672	30,519,860

Total Energy		149,611,222

Financials (24.0%)
Banks (13.1%)
Citigroup, Inc.	754,927	60,311,118
JPMorgan Chase & Co.	542,516	75,626,731
Regions Financial Corp.	676,652	11,611,348
Wells Fargo & Co.	1,343,770	72,294,827

		219,844,024

Capital Markets (2.8%)
E*TRADE Financial Corp.	551,310	25,012,935
Goldman Sachs Group, Inc. (The)	18,200	4,184,726
Morgan Stanley	364,443	18,630,326

		47,827,987

Consumer Finance (1.6%)
Ally Financial, Inc.	148,520	4,538,771
Capital One Financial Corp.	209,802	21,590,724

		26,129,495

Insurance (6.5%)
American International Group, Inc.	455,364	23,373,834
Hartford Financial Services Group, Inc. (The)	407,839	24,784,376
Lincoln National Corp.	222,368	13,121,936
MetLife, Inc.	537,841	27,413,756
Willis Towers Watson plc	100,458	20,286,488

		108,980,390

Total Financials		402,781,896

Health Care (18.3%)
Biotechnology (0.9%)
Biogen, Inc.*	51,588	15,307,707

Health Care Equipment & Supplies (6.6%)
Alcon, Inc.*	242,477	13,716,924
Koninklijke Philips NV (NYRS) (x)	597,443	29,155,218
Medtronic plc	159,851	18,135,096
Zimmer Biomet Holdings, Inc.	338,976	50,737,928

		111,745,166

Health Care Providers & Services (4.6%)
Cigna Corp.	146,690	29,996,638
Humana, Inc.	41,020	15,034,650
Laboratory Corp. of America Holdings*	187,564	31,730,202

		76,761,490

Pharmaceuticals (6.2%)
Bristol-Myers Squibb Co.	282,800	18,152,932
Pfizer, Inc.	1,369,833	53,670,057
Sanofi (ADR) (x)	633,000	31,776,600

		103,599,589

Total Health Care		307,413,952

Industrials (6.8%)
Aerospace & Defense (1.2%)
BAE Systems plc (ADR)	669,864	20,283,482

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Building Products (1.0%)
Masco Corp.	360,526	$17,301,642

Construction & Engineering (1.2%)
Quanta Services, Inc.	492,938	20,067,506

Electrical Equipment (1.8%)
ABB Ltd. (ADR) (x)	501,042	12,070,102
Hubbell, Inc.	121,477	17,956,730

		30,026,832

Industrial Conglomerates (1.6%)
Siemens AG (ADR)	416,208	27,041,034

Total Industrials		114,720,496

Information Technology (6.8%)
Communications Equipment (2.7%)
Cisco Systems, Inc.	941,892	45,173,140

IT Services (0.8%)
Cognizant Technology Solutions Corp., Class A	219,467	13,611,343

Semiconductors & Semiconductor Equipment (0.2%)
QUALCOMM, Inc.	32,737	2,888,386

Software (2.3%)
CDK Global, Inc.	239,880	13,116,638
Oracle Corp.	478,349	25,342,930

		38,459,568

Technology Hardware, Storage & Peripherals (0.8%)
Apple, Inc.	49,741	14,606,445

Total Information Technology		114,738,882

Materials (3.8%)
Chemicals (3.1%)
Akzo Nobel NV (ADR)	164,532	5,602,314
Corteva, Inc.	1,243,648	36,762,235
Dow, Inc.	178,997	9,796,506

		52,161,055

Metals & Mining (0.7%)
Freeport-McMoRan, Inc.	832,816	10,926,546

Total Materials		63,087,601

Utilities (5.5%)
Electric Utilities (3.2%)
Exelon Corp.	613,016	27,947,400
FirstEnergy Corp.	518,874	25,217,276

		53,164,676

Independent Power and Renewable Electricity Producers (2.3%)
AES Corp.	1,964,498	39,093,510

Total Utilities		92,258,186

Total Common Stocks (99.3%) (Cost $1,330,826,627)		1,667,618,089

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.1%)
Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $5,000,439, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $5,100,000. (xx)	$5,000,000	5,000,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $2,381,345, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $2,428,745. (xx)	2,381,121	2,381,121
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $2,100,198, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $2,142,000. (xx)	2,100,000	2,100,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $1,600,244, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $1,632,012. (xx)	1,600,000	1,600,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $2,000,618, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $2,040,000. (xx)	2,000,000	2,000,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $6,000,570, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $6,533,335. (xx)	6,000,000	6,000,000

Total Repurchase Agreements		19,081,121

Total Short-Term Investments (1.1%) (Cost $19,081,121)		19,081,121

Total Investments in Securities (100.4%) (Cost $1,349,907,748)		1,686,699,210
Other Assets Less Liabilities (-0.4%)		(6,589,524)

Net Assets (100%)		$1,680,109,686

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $31,486,984. This was collateralized by $13,243,183 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/16/20 - 2/15/49 and by cash of $19,081,121 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$177,782,350	$—	$—	$177,782,350
Consumer Discretionary	102,608,869	—	—	102,608,869
Consumer Staples	142,614,635	—	—	142,614,635
Energy	149,611,222	—	—	149,611,222
Financials	402,781,896	—	—	402,781,896
Health Care	307,413,952	—	—	307,413,952
Industrials	114,720,496	—	—	114,720,496
Information Technology	114,738,882	—	—	114,738,882
Materials	63,087,601	—	—	63,087,601
Utilities	92,258,186	—	—	92,258,186
Short-Term Investments
Repurchase Agreements	—	19,081,121	—	19,081,121

Total Assets	$1,667,618,089	$19,081,121	$—	$1,686,699,210

Total Liabilities	$—	$—	$—	$—

Total	$1,667,618,089	$19,081,121	$—	$1,686,699,210

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$722,085,425
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$799,164,194

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$369,205,136
Aggregate gross unrealized depreciation	(44,035,838)

Net unrealized appreciation	$325,169,298

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,361,529,912

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,330,826,627)	$1,667,618,089
Repurchase Agreements (Cost $19,081,121)	19,081,121
Cash	14,454,123
Dividends, interest and other receivables	907,526
Receivable for Portfolio shares sold	241,454
Securities lending income receivable	6,827
Other assets	6,796

Total assets	1,702,315,936

LIABILITIES
Payable for return of collateral on securities loaned	19,081,121
Payable for securities purchased	1,236,477
Investment management fees payable	797,535
Payable for Portfolio shares redeemed	615,096
Distribution fees payable – Class IB	221,828
Administrative fees payable	133,673
Distribution fees payable – Class IA	33,524
Trustees’ fees payable	1,205
Accrued expenses	85,791

Total liabilities	22,206,250

NET ASSETS	$1,680,109,686

Net assets were comprised of:
Paid in capital	$1,327,561,170
Total distributable earnings (loss)	352,548,516

Net assets	$1,680,109,686

Class IA
Net asset value, offering and redemption price per share, $161,168,369 / 6,869,984 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.46

Class IB
Net asset value, offering and redemption price per share, $1,067,720,162 / 45,375,369 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.53

Class K
Net asset value, offering and redemption price per share, $451,221,155 / 19,237,498 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.46

(x)	Includes value of securities on loan of $31,486,984.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $103,446 foreign withholding tax)	$44,655,032
Interest	931,371
Securities lending (net)	130,121

Total income	45,716,524

EXPENSES
Investment management fees	9,268,111
Distribution fees – Class IB	2,492,862
Administrative fees	1,530,159
Distribution fees – Class IA	386,519
Printing and mailing expenses	131,340
Professional fees	89,894
Custodian fees	69,000
Trustees’ fees	51,190
Miscellaneous	43,520

Gross expenses	14,062,595
Less: Waiver from investment manager	(1,760)

Net expenses	14,060,835

NET INVESTMENT INCOME (LOSS)	31,655,689

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	110,237,864
Net change in unrealized appreciation (depreciation) on investments in securities	194,321,054

NET REALIZED AND UNREALIZED GAIN (LOSS)	304,558,918

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$336,214,607

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$31,655,689	$28,842,745
Net realized gain (loss)	110,237,864	132,765,390
Net change in unrealized appreciation (depreciation)	194,321,054	(285,992,521)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	336,214,607	(124,384,386)

Distributions to shareholders:
Class IA	(10,176,245)	(15,937,371)
Class IB	(67,199,284)	(99,760,306)
Class K	(30,062,475)	(51,173,187)

Total distributions to shareholders	(107,438,004)	(166,870,864)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 295,151 and 410,579 shares, respectively ]	6,703,405	10,128,992
Capital shares issued in reinvestment of dividends and distributions [ 443,499 and 744,396 shares, respectively ]	10,176,245	15,937,371
Capital shares repurchased [ (925,099) and (1,015,997) shares, respectively ]	(21,218,083)	(25,471,769)

Total Class IA transactions	(4,338,433)	594,594

Class IB
Capital shares sold [ 1,787,513 and 1,646,672 shares, respectively ]	40,760,641	40,589,238
Capital shares issued in reinvestment of dividends and distributions [ 2,919,824 and 4,646,396 shares, respectively ]	67,199,284	99,760,306
Capital shares repurchased [ (3,474,019) and (3,592,044) shares, respectively ]	(79,692,004)	(90,257,037)

Total Class IB transactions	28,267,921	50,092,507

Class K
Capital shares sold [ 196,508 and 196,697 shares, respectively ]	4,490,762	4,887,300
Capital shares issued in reinvestment of dividends and distributions [ 1,310,586 and 2,391,265 shares, respectively ]	30,062,475	51,173,187
Capital shares repurchased [ (4,292,747) and (3,604,675) shares, respectively ]	(97,199,188)	(90,911,805)

Total Class K transactions	(62,645,951)	(34,851,318)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(38,716,463)	15,835,783

TOTAL INCREASE (DECREASE) IN NET ASSETS	190,060,140	(275,419,467)
NET ASSETS:
Beginning of year	1,490,049,546	1,765,469,013

End of year	$1,680,109,686	$1,490,049,546

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017		2016	2015
Net asset value, beginning of year	$20.32	$24.69	$23.16		$19.90	$21.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.44	0.40	0.28		0.29	0.29
Net realized and unrealized gain (loss)	4.28	(2.25)	1.59		3.29	(1.63)

Total from investment operations	4.72	(1.85)	1.87		3.58	(1.34)

Less distributions:
Dividends from net investment income	(0.45)	(0.41)	(0.34)		(0.32)	(0.28)
Distributions from net realized gains	(1.13)	(2.11)	—		—	—

Total dividends and distributions	(1.58)	(2.52)	(0.34)		(0.32)	(0.28)

Net asset value, end of year	$23.46	$20.32	$24.69		$23.16	$19.90

Total return	23.41%	(7.99)%	8.09	%(dd)	17.99%	(6.19	)%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$161,168	$143,367	$170,805		$164,610	$144,862
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.92%	0.95%		0.95%	0.95%
Before waivers (f)	0.95%	0.95%	0.95%		0.95%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.91%	1.61%	1.19%		1.39%	1.35	%(cc)
Before waivers (f)	1.91%	1.58%	1.19%		1.39%	1.35	%(cc)
Portfolio turnover rate^	47%	36%	43%		34%	49%

	Year Ended December 31,
Class IB	2019	2018	2017		2016	2015
Net asset value, beginning of year	$20.37	$24.75	$23.22		$19.95	$21.57

Income (loss) from investment operations:
Net investment income (loss) (e)	0.44	0.40	0.28		0.29	0.29
Net realized and unrealized gain (loss)	4.30	(2.26)	1.59		3.31	(1.63)

Total from investment operations	4.74	(1.86)	1.87		3.60	(1.34)

Less distributions:
Dividends from net investment income	(0.45)	(0.41)	(0.34)		(0.33)	(0.28)
Distributions from net realized gains	(1.13)	(2.11)	—		—	—

Total dividends and distributions	(1.58)	(2.52)	(0.34)		(0.33)	(0.28)

Net asset value, end of year	$23.53	$20.37	$24.75		$23.22	$19.95

Total return	23.46%	(8.01)%	8.07	%(dd)	18.00%	(6.17	)%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,067,720	$899,385	$1,025,850		$1,004,707	$872,607
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.92%	0.95%		0.95%	0.95%
Before waivers (f)	0.95%	0.95%	0.95%		0.95%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.90%	1.60%	1.19%		1.38%	1.35	%(cc)
Before waivers (f)	1.90%	1.58%	1.19%		1.38%	1.35	%(cc)
Portfolio turnover rate^	47%	36%	43%		34%	49%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017		2016	2015
Net asset value, beginning of year	$20.31	$24.69	$23.15		$19.90	$21.51

Income (loss) from investment operations:
Net investment income (loss) (e)	0.50	0.46	0.34		0.34	0.34
Net realized and unrealized gain (loss)	4.29	(2.25)	1.60		3.30	(1.62)

Total from investment operations	4.79	(1.79)	1.94		3.64	(1.28)

Less distributions:
Dividends from net investment income	(0.51)	(0.48)	(0.40)		(0.39)	(0.33)
Distributions from net realized gains	(1.13)	(2.11)	—		—	—

Total dividends and distributions	(1.64)	(2.59)	(0.40)		(0.39)	(0.33)

Net asset value, end of year	$23.46	$20.31	$24.69		$23.15	$19.90

Total return	23.76%	(7.78)%	8.39	%(dd)	18.24%	(5.90	)%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$451,221	$447,298	$568,814		$724,922	$748,345
Ratio of expenses to average net assets:
After waivers (f)	0.70%	0.67%	0.70%		0.70%	0.70%
Before waivers (f)	0.70%	0.70%	0.70%		0.70%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.17%	1.86%	1.44%		1.65%	1.60	%(cc)
Before waivers (f)	2.17%	1.83%	1.44%		1.65%	1.60	%(cc)
Portfolio turnover rate^	47%	36%	43%		34%	49%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(bb)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.33)% for Class IA, (6.31)% for Class IB and (6.04)% for Class K.
(cc)	Includes income resulting from a litigation payment. Without this income, the ratio would have been 1.21% for Class IA, 1.21% for Class IB and 1.46% for Class K.
(dd)	Includes a litigation payment. Without this payment, the total return would have been 7.96% for Class IA, 7.98% for Class IB and 8.26% for Class K.

See Notes to Financial Statements.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Capital Guardian Trust Company

➢	Capital International, Inc. (Effective July 1, 2019, Capital International, Inc. replaced Capital Guardian Trust Company as a sub-adviser to the Portfolio.)

PERFORMANCE RESULTS

Performance Table

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	32.89%	11.87%	13.75%
Portfolio – Class IB Shares	32.89	11.88	13.70
Portfolio – Class K Shares*	33.24	12.16	12.36
S&P 500® Index	31.49	11.70	13.56

* Date of inception 10/31/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 32.89% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 31.49% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the consumer discretionary and communication services sectors contributed to relative returns.

•	Positioning in the health care sector helped Portfolio results.

•

Shares of Seattle Genetics, Inc. surged. The company, which has no presence in the benchmark, received approval from the Food and Drug Administration for its bladder cancer drug. Seattle Genetics also announced it will pursue fast track approval for Tucatinib, used to treat breast cancer.

•	Shares of Dutch semiconductor equipment maker ASML Holdings NV gained on the company’s strong order book and projections for higher operating margins.

•

Aerospace components maker TransDigm Group, Inc. was another leading contributor on a relative basis. Shares soared on strong earnings and margin expansion following the closing of TransDigm Group, Inc.’s $4 billion acquisition of Esterline Technologies Corp.

•	Shares of Chipotle Mexican Grill, Inc. notched big gains. The restaurant chain posted better same-store sales growth throughout the year and made other operational improvements under a new CEO.

What hurt performance during the year:

•	Certain investments in the energy and information technology sectors detracted from results.

•	A below-benchmark position and stock choice in the materials sector also hurt relative returns.

•

The Portfolio’s below-benchmark exposure to Apple, Inc. detracted from relative returns. The tech giant’s stock price soared as the company reported record earnings growth, boosted by strong contributions from services, wearables, and iPad sales.

•	Sage Therapeutics, Inc. was another top detractor. Shares fell in December after the company announced disappointing results from a trial for a drug intended to treat depression.

•

The Portfolio’s underweight position in Microsoft Corp. relative to the benchmark also weighed on returns. Shares of the technology giant rose on a string of positive earnings reports, boosted by growth in its cloud computing business.

•	Shares of biotechnology firm Bluebird Bio, Inc. declined as continued operating losses and heightened competition led to concerns about the financial health of the company.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook

The current U.S. expansion became the longest in U.S. history in 2019 but has shown little indication of coming to an end in the near term. While growth remains modest, the economy continues to be supported by a strong labor market, resilient consumer spending, and an accommodative Federal Reserve. A resolution to the ongoing trade conflict with China would be a boon to U.S. manufacturing, which has shown weakness in recent months. Markets may experience higher volatility due to the upcoming presidential election, but historically elections have had little impact on long-term equity returns. Still, with equities at above average valuations, markets may be more vulnerable to shocks.

As the economy moves later in the cycle, the Portfolio has reduced exposure to information technology. The sector was recently one of the largest overweight exposures in the Portfolio but at year end was a slight underweight relative to the benchmark. Managers have also cut back on holdings within communication services. Managers have found value in health care, a sector that lagged in 2019 but that we believe remains on the cutting edge of innovation.

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	23.1%
Health Care	13.8
Financials	12.5
Communication Services	11.6
Consumer Discretionary	10.8
Industrials	8.7
Consumer Staples	5.7
Energy	5.5
Real Estate	3.0
Materials	1.6
Utilities	1.4
Repurchase Agreements	0.0 #
Cash and Other	2.3

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,085.20	$5.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.32	4.94
Class IB
Actual	1,000.00	1,085.10	5.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.32	4.94
Class K
Actual	1,000.00	1,086.40	3.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.58	3.67

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.97%, 0.97% and 0.72%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (11.6%)
Entertainment (3.3%)
Activision Blizzard, Inc.	142,700	$8,479,234
Netflix, Inc.*	17,350	5,613,939

		14,093,173

Interactive Media & Services (4.9%)
Alphabet, Inc., Class A*	68	91,079
Alphabet, Inc., Class C*	7,699	10,293,717
Facebook, Inc., Class A*	51,645	10,600,137

		20,984,933

Media (3.4%)
Charter Communications, Inc., Class A*	20,413	9,901,938
Comcast Corp., Class A	106,865	4,805,719

		14,707,657

Total Communication Services		49,785,763

Consumer Discretionary (10.8%)
Hotels, Restaurants & Leisure (6.5%)
Chipotle Mexican Grill, Inc.*	9,500	7,952,545
Hilton Grand Vacations, Inc.*	122,260	4,204,521
Hilton Worldwide Holdings, Inc.	55,800	6,188,778
Wynn Resorts Ltd.	36,000	4,999,320
Yum! Brands, Inc.	45,100	4,542,923

		27,888,087

Internet & Direct Marketing Retail (2.1%)
Amazon.com, Inc.*	3,167	5,852,109
Booking Holdings, Inc.*	1,500	3,080,595

		8,932,704

Specialty Retail (1.2%)
Ross Stores, Inc.	45,300	5,273,826

Textiles, Apparel & Luxury Goods (1.0%)
NIKE, Inc., Class B	43,842	4,441,633

Total Consumer Discretionary		46,536,250

Consumer Staples (5.7%)
Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	20,100	5,907,792

Food Products (1.0%)
Mondelez International, Inc., Class A	76,190	4,196,545

Household Products (0.9%)
Church & Dwight Co., Inc.	52,915	3,722,041

Personal Products (0.9%)
Estee Lauder Cos., Inc. (The), Class A	19,800	4,089,492

Tobacco (1.5%)
Philip Morris International, Inc.	74,900	6,373,241

Total Consumer Staples		24,289,111

Energy (5.5%)
Oil, Gas & Consumable Fuels (5.5%)
Chevron Corp.	32,875	3,961,766
Concho Resources, Inc.	41,800	3,660,426
ConocoPhillips	67,100	4,363,513
Enbridge, Inc.	96,400	3,833,828
EOG Resources, Inc.	63,200	5,293,632
Equitrans Midstream Corp.	185,635	2,480,084

Total Energy		23,593,249

Financials (12.5%)
Banks (2.4%)
JPMorgan Chase & Co.	44,464	6,198,282
SVB Financial Group*	16,000	4,016,640

		10,214,922

Capital Markets (4.5%)
CME Group, Inc.	11,574	2,323,133
Intercontinental Exchange, Inc.	66,000	6,108,300
Moody’s Corp.	17,400	4,130,934
MSCI, Inc.	12,215	3,153,669
Nasdaq, Inc.	33,700	3,609,270

		19,325,306

Insurance (5.6%)
Aon plc	41,258	8,593,629
Chubb Ltd.	32,031	4,985,945
Marsh & McLennan Cos., Inc.	54,268	6,045,998
RenaissanceRe Holdings Ltd.	23,500	4,606,470

		24,232,042

Total Financials		53,772,270

Health Care (13.8%)
Biotechnology (7.7%)
Allakos, Inc. (x)*	17,800	1,697,408
Biohaven Pharmaceutical Holding Co. Ltd.*	101,105	5,504,156
Incyte Corp.*	33,200	2,899,024
Neurocrine Biosciences, Inc.*	50,000	5,374,500
Sage Therapeutics, Inc.*	24,700	1,783,093
Seattle Genetics, Inc.*	103,700	11,848,763
Ultragenyx Pharmaceutical, Inc.*	44,400	1,896,324
Vertex Pharmaceuticals, Inc.*	10,200	2,233,290

		33,236,558

Health Care Equipment & Supplies (2.9%)
Abbott Laboratories	35,000	3,040,100
Danaher Corp.	39,229	6,020,867
Edwards Lifesciences Corp.*	13,500	3,149,415

		12,210,382

Health Care Providers & Services (2.3%)
Anthem, Inc.	13,100	3,956,593
UnitedHealth Group, Inc.	20,100	5,908,998

		9,865,591

Pharmaceuticals (0.9%)
Eli Lilly & Co.	29,480	3,874,556

Total Health Care		59,187,087

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Industrials (8.7%)
Aerospace & Defense (4.3%)
Boeing Co. (The)	8,600	$2,801,536
Northrop Grumman Corp.	12,700	4,368,419
TransDigm Group, Inc.	12,300	6,888,000
United Technologies Corp.	27,825	4,167,072

		18,225,027

Commercial Services & Supplies (1.1%)
Waste Connections, Inc.	53,586	4,865,073

Machinery (1.4%)
Deere & Co.	14,200	2,460,292
Westinghouse Air Brake Technologies Corp.	45,355	3,528,619

		5,988,911

Professional Services (0.9%)
Equifax, Inc.	28,400	3,979,408

Road & Rail (1.0%)
CSX Corp.	58,100	4,204,116

Total Industrials		37,262,535

Information Technology (23.1%)
Electronic Equipment, Instruments & Components (0.9%)
Trimble, Inc.*	99,000	4,127,310

IT Services (7.5%)
Fiserv, Inc.*	73,100	8,452,553
Global Payments, Inc.	35,600	6,499,136
GoDaddy, Inc., Class A*	61,400	4,170,288
Jack Henry & Associates, Inc.	20,881	3,041,735
LiveRamp Holdings, Inc.*	55,200	2,653,464
Visa, Inc., Class A	38,464	7,227,386

		32,044,562

Semiconductors & Semiconductor Equipment (6.6%)
ASML Holding NV (Registered) (NYRS)	27,994	8,284,544
Broadcom, Inc.	22,388	7,075,056
Intel Corp.	69,800	4,177,530
Micron Technology, Inc.*	123,300	6,631,074
QUALCOMM, Inc.	22,900	2,020,467

		28,188,671

Software (6.2%)
Adobe, Inc.*	13,700	4,518,397
CDK Global, Inc.	61,000	3,335,480
Microsoft Corp.	66,300	10,455,510
ServiceNow, Inc.*	14,200	4,008,944
SVMK, Inc.*	241,380	4,313,460

		26,631,791

Technology Hardware, Storage & Peripherals (1.9%)
Apple, Inc.	10,138	2,977,024
NetApp, Inc.	81,600	5,079,600

		8,056,624

Total Information Technology		99,048,958

Materials (1.6%)
Chemicals (1.0%)
Air Products & Chemicals, Inc.	18,400	4,323,816

Metals & Mining (0.6%)
Allegheny Technologies, Inc.*	131,000	2,706,460

Total Materials		7,030,276

Real Estate (3.0%)
Equity Real Estate Investment Trusts (REITs) (3.0%)
American Tower Corp. (REIT)	16,595	3,813,863
Crown Castle International Corp. (REIT)	22,600	3,212,590
Equinix, Inc. (REIT)	10,100	5,895,370

Total Real Estate		12,921,823

Utilities (1.4%)
Electric Utilities (0.6%)
Edison International	35,100	2,646,891

Independent Power and Renewable Electricity Producers (0.8%)
AES Corp.	164,500	3,273,550

Total Utilities		5,920,441

Total Common Stocks (97.7%) (Cost $271,260,869)		419,347,763

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.0%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $41,660, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $42,490. (xx)	$41,657	41,657
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $57,585, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $58,728. (xx)	57,576	57,576

Total Repurchase Agreements		99,233

Total Short-Term Investments (0.0%) (Cost $99,233)		99,233

Total Investments in Securities (97.7%) (Cost $271,360,102)		419,446,996
Other Assets Less Liabilities (2.3%)		9,674,370

Net Assets (100%)		$429,121,366

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $1,374,900. This was collateralized by $1,333,661 of various U.S. Government Treasury Securities, ranging from 0.000% - 5.375%, maturing 1/16/20 - 5/15/48 and by cash of $99,233 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

NYRS	— New York Registry Shares

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$49,785,763	$—	$—	$49,785,763
Consumer Discretionary	46,536,250	—	—	46,536,250
Consumer Staples	24,289,111	—	—	24,289,111
Energy	23,593,249	—	—	23,593,249
Financials	53,772,270	—	—	53,772,270
Health Care	59,187,087	—	—	59,187,087
Industrials	37,262,535	—	—	37,262,535
Information Technology	99,048,958	—	—	99,048,958
Materials	7,030,276	—	—	7,030,276
Real Estate	12,921,823	—	—	12,921,823
Utilities	5,920,441	—	—	5,920,441
Short-Term Investments
Repurchase Agreements	—	99,233	—	99,233

Total Assets	$419,347,763	$99,233	$—	$419,446,996

Total Liabilities	$—	$—	$—	$—

Total	$419,347,763	$99,233	$—	$419,446,996

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$126,658,426
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$169,488,767

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$157,256,271
Aggregate gross unrealized depreciation	(9,092,856)

Net unrealized appreciation	$148,163,415

Federal income tax cost of investments in securities and derivative instruments, if applicable	$271,283,581

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $271,260,869)	$419,347,763
Repurchase Agreements (Cost $99,233)	99,233
Cash	9,573,279
Dividends, interest and other receivables	650,802
Receivable for Portfolio shares sold	36,498
Securities lending income receivable	964
Other assets	1,748

Total assets	429,710,287

LIABILITIES
Investment management fees payable	207,706
Payable for return of collateral on securities loaned	99,233
Distribution fees payable – Class IB	79,483
Payable for Portfolio shares redeemed	51,857
Administrative fees payable	34,148
Payable for securities purchased	10,940
Distribution fees payable – Class IA	8,670
Trustees’ fees payable	2,143
Accrued expenses	94,741

Total liabilities	588,921

NET ASSETS	$429,121,366

Net assets were comprised of:
Paid in capital	$283,578,615
Total distributable earnings (loss)	145,542,751

Net assets	$429,121,366

Class IA
Net asset value, offering and redemption price per share, $41,519,248 / 1,586,058 shares outstanding (unlimited amount authorized: $0.01 par value)	$26.18

Class IB
Net asset value, offering and redemption price per share, $381,178,143 / 14,539,582 shares outstanding (unlimited amount authorized: $0.01 par value)	$26.22

Class K
Net asset value, offering and redemption price per share, $6,423,975 / 246,046 shares outstanding (unlimited amount authorized: $0.01 par value)	$26.11

(x)	Includes value of securities on loan of $1,374,900.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $42,480 foreign withholding tax)	$6,412,210
Interest	145,785
Securities lending (net)	71,378

Total income	6,629,373

EXPENSES
Investment management fees	2,648,756
Distribution fees – Class IB	905,185
Administrative fees	389,385
Distribution fees – Class IA	100,520
Professional fees	53,994
Printing and mailing expenses	45,097
Custodian fees	39,999
Trustees’ fees	12,968
Miscellaneous	10,358

Gross expenses	4,206,262
Less: Waiver from investment manager	(264,874)

Net expenses	3,941,388

NET INVESTMENT INCOME (LOSS)	2,687,985

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	36,970,153
Net change in unrealized appreciation (depreciation) on investments in securities	73,474,408

NET REALIZED AND UNREALIZED GAIN (LOSS)	110,444,561

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$113,132,546

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,687,985	$2,115,295
Net realized gain (loss)	36,970,153	44,736,852
Net change in unrealized appreciation (depreciation)	73,474,408	(63,560,289)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	113,132,546	(16,708,142)

Distributions to shareholders:
Class IA	(4,760,076)	(5,013,837)
Class IB	(43,580,754)	(42,713,962)
Class K	(732,671)	(567,810)

Total distributions to shareholders	(49,073,501)	(48,295,609)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 64,435 and 76,885 shares, respectively ]	1,719,551	2,112,027
Capital shares issued in reinvestment of dividends and distributions [ 184,239 and 206,703 shares, respectively ]	4,760,076	5,013,837
Capital shares repurchased [ (324,715) and (200,680) shares, respectively ]	(8,577,984)	(5,536,885)

Total Class IA transactions	(2,098,357)	1,588,979

Class IB
Capital shares sold [ 374,547 and 389,184 shares, respectively ]	9,784,278	10,687,322
Capital shares issued in reinvestment of dividends and distributions [ 1,684,422 and 1,759,241 shares, respectively ]	43,580,754	42,713,962
Capital shares repurchased [ (1,694,355) and (1,435,295) shares, respectively ]	(44,979,060)	(39,593,571)

Total Class IB transactions	8,385,972	13,807,713

Class K
Capital shares sold [ 74,326 and 45,380 shares, respectively ]	1,979,002	1,217,551
Capital shares issued in reinvestment of dividends and distributions [ 28,460 and 23,497 shares, respectively ]	732,671	567,810
Capital shares repurchased [ (49,625) and (29,182) shares, respectively ]	(1,309,598)	(806,349)

Total Class K transactions	1,402,075	979,012

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	7,689,690	16,375,704

TOTAL INCREASE (DECREASE) IN NET ASSETS	71,748,735	(48,628,047)
NET ASSETS:
Beginning of year	357,372,631	406,000,678

End of year	$429,121,366	$357,372,631

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019		2018	2017		2016		2015
Net asset value, beginning of year	$22.27		$26.69	$22.66		$21.07		$20.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	##	0.14	0.16	####	0.16	###	0.10
Net realized and unrealized gain (loss)	7.06		(1.20)	5.58		1.62		0.29

Total from investment operations	7.23		(1.06)	5.74		1.78		0.39

Less distributions:
Dividends from net investment income	(0.15)		(0.16)	(0.16)		(0.19)		(0.13)
Distributions from net realized gains	(3.17)		(3.20)	(1.55)		—		—

Total dividends and distributions	(3.32)		(3.36)	(1.71)		(0.19)		(0.13)

Net asset value, end of year	$26.18		$22.27	$26.69		$22.66		$21.07

Total return	32.89%		(4.81)%	25.39	%(dd)	8.46%		1.87	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$41,519		$37,013	$42,155		$38,797		$39,601
Ratio of expenses to average net assets:
After waivers (f)	0.97%		0.97%	0.97%		0.97%		0.97%
Before waivers (f)	1.03%		1.04%	1.04%		1.04%		1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.66	%(aa)	0.52%	0.61	%(ee)	0.74	%(cc)	0.47%
Before waivers (f)	0.59	%(aa)	0.45%	0.54	%(ee)	0.67	%(cc)	0.40%
Portfolio turnover rate^	32%		31%	28%		20%		31%

	Year Ended December 31,
Class IB	2019		2018	2017		2016		2015
Net asset value, beginning of year	$22.30		$26.72	$22.68		$21.10		$20.83

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	##	0.14	0.16	####	0.16	###	0.10
Net realized and unrealized gain (loss)	7.07		(1.20)	5.59		1.62		0.30

Total from investment operations	7.24		(1.06)	5.75		1.78		0.40

Less distributions:
Dividends from net investment income	(0.15)		(0.16)	(0.16)		(0.20)		(0.13)
Distributions from net realized gains	(3.17)		(3.20)	(1.55)		—		—

Total dividends and distributions	(3.32)		(3.36)	(1.71)		(0.20)		(0.13)

Net asset value, end of year	$26.22		$22.30	$26.72		$22.68		$21.10

Total return	32.89%		(4.81)%	25.41	%(dd)	8.40%		1.92	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$381,178		$316,075	$359,765		$308,617		$310,665
Ratio of expenses to average net assets:
After waivers (f)	0.97%		0.97%	0.97%		0.97%		0.97%
Before waivers (f)	1.03%		1.04%	1.04%		1.04%		1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.66	%(aa)	0.52%	0.60	%(ee)	0.74	%(cc)	0.47%
Before waivers (f)	0.59	%(aa)	0.45%	0.54	%(ee)	0.68	%(cc)	0.40%
Portfolio turnover rate^	32%		31%	28%		20%		31%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019		2018	2017		2016		2015
Net asset value, beginning of year	$22.21		$26.64	$22.61		$21.03		$20.76

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	##	0.21	0.22	####	0.22	###	0.15
Net realized and unrealized gain (loss)	7.05		(1.21)	5.58		1.61		0.30

Total from investment operations	7.29		(1.00)	5.80		1.83		0.45

Less distributions:
Dividends from net investment income	(0.22)		(0.23)	(0.22)		(0.25)		(0.18)
Distributions from net realized gains	(3.17)		(3.20)	(1.55)		—		—

Total dividends and distributions	(3.39)		(3.43)	(1.77)		(0.25)		(0.18)

Net asset value, end of year	$26.11		$22.21	$26.64		$22.61		$21.03

Total return	33.24%		(4.61)%	25.74	%(dd)	8.70%		2.19	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,424		$4,285	$4,081		$3,425		$2,901
Ratio of expenses to average net assets:
After waivers (f)	0.72%		0.72%	0.72%		0.72%		0.72%
Before waivers (f)	0.79%		0.79%	0.79%		0.79%		0.79%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.91	%(aa)	0.77%	0.85	%(ee)	1.01	%(cc)	0.71%
Before waivers (f)	0.84	%(aa)	0.71%	0.79	%(ee)	0.94	%(cc)	0.64%
Portfolio turnover rate^	32%		31%	28%		20%		31%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.12, $0.12 and $0.19 for Class IA, Class IB and Class K, respectively.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.12, $0.12 and $0.17 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.11, $0.11 and $0.17 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.19% lower.
(bb)	Includes income resulting from a litigation payment. Without this income, the total return would have been 1.73% for Class IA, 1.78% for Class IB and 2.04% for Class K.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.19%, 0.19% and 0.20% lower for Class IA, Class IB and Class K, respectively.
(dd)	Includes a litigation payment. Without this payment, the total return would have been 25.25% for Class IA, 25.27% for Class IB and 25.55% for Class K.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.18% lower.

See Notes to Financial Statements.

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	ClearBridge Investments, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	31.99%	11.03%	12.52%
Portfolio – Class IB Shares	31.98	11.04	12.47
Portfolio – Class K Shares*	32.30	11.31	13.53
Russell 1000® Growth Index	36.39	14.63	15.22

* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 31.98% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 1000® Growth Index, which returned 36.39% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the health care and communication services sectors was the main contributor to relative performance, led by solid gains from animal health provider Zoetis, Inc. and medical products and services supplier Thermo Fisher Scientific, Inc. Facebook, Inc. and Alphabet, Inc. were leading contributors in the communication services sector, with Facebook boosted by strong execution and solid advertising revenue.

•

Microsoft Corp., Apple, Inc. and Visa, Inc. were standouts in the information technology sector, which speaks to the market leading positions each enjoy in cloud services, smartphone and digital content, and electronic payment industries, respectively.

•	Amazon.com also continued to be a leading contributor, with solid results across its e-commerce and Amazon Web Service (AWS) businesses.

What hurt performance during the year:

•

Stock selection in the information technology sector was the biggest detractor from results, due primarily to the underperformance of cloud software provider Nutanix, Inc. and underweights to top performing stocks Apple, Inc. and Microsoft Corp.

•

Stock selection in the industrials sector was hurt by the disappointing initial public offering (IPO) of Uber Technologies, Inc., which has spooked investors with its level of spending but that we believe is on a path to profitability.

•

GrubHub, Inc., the largest online and mobile food ordering and delivery company in the U.S., was a primary detractor and was sold after the company revealed competitive risks and customer churn had increased more than they had expected.

Portfolio Positioning and Outlook — ClearBridge Investments, LLC

As we enter the new year, equity markets are in a strange place. Valuations are stretched nearly everywhere we look, with any stock that appears cheap likely saddled with serious problems. The global economy is getting better but we are by no means off to the races in terms of robust growth and end demand. Accommodative monetary policy and a catch up from the late 2018 selloff were the main catalysts driving global stock price appreciation, which was largely the result of P/E multiple expansion.

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO (Unaudited)

The current level of ebullience in the market reflects the strength of the consumer rather than the economy as a whole. Unemployment remains at 50-year lows, wages are growing and consumer confidence remains near recent highs. At year end, the portfolio was well exposed to consumer spending through such companies as Amazon, Disney and Costco. The business side of the ledger is more problematic with ISM New Orders weak and the trucking market also flashing warning signs about economic activity. Compared to consumers, CEO and CFO confidence is downbeat. Where and when they direct capital spending, see final demand and become certain trade and policy rules will not change will be major determinants of company performance going forward. If markets remain on stable footing, we’re likely to see higher inflation and if it leads to higher interest rates that could be a major headwind for stocks.

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	33.7%
Communication Services	14.1
Consumer Discretionary	13.5
Health Care	13.1
Industrials	10.1
Financials	4.4
Consumer Staples	4.4
Materials	3.2
Real Estate	1.8
Energy	1.2
Cash and Other	0.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,083.20	$5.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.97	5.28
Class IB
Actual	1,000.00	1,083.90	5.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.97	5.28
Class K
Actual	1,000.00	1,085.20	4.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.23	4.01

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.04%, 1.04% and 0.79%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (14.1%)
Entertainment (2.6%)
Walt Disney Co. (The)	69,162	$10,002,900

Interactive Media & Services (9.5%)
Alphabet, Inc., Class A*	3,530	4,728,047
Alphabet, Inc., Class C*	8,894	11,891,456
Facebook, Inc., Class A*	97,513	20,014,543

		36,634,046

Media (2.0%)
Comcast Corp., Class A	167,612	7,537,512

Total Communication Services		54,174,458

Consumer Discretionary (13.5%)
Internet & Direct Marketing Retail (10.0%)
Alibaba Group Holding Ltd. (ADR)*	35,090	7,442,589
Amazon.com, Inc.*	14,296	26,416,721
Booking Holdings, Inc.*	2,265	4,651,698

		38,511,008

Specialty Retail (3.5%)
Advance Auto Parts, Inc.	37,980	6,082,877
Home Depot, Inc. (The)	33,335	7,279,697

		13,362,574

Total Consumer Discretionary		51,873,582

Consumer Staples (4.4%)
Beverages (1.7%)
Anheuser-Busch InBev SA/NV (ADR)	77,444	6,353,506

Food & Staples Retailing (1.7%)
Costco Wholesale Corp.	22,077	6,488,872

Food Products (1.0%)
McCormick & Co., Inc. (Non-Voting)	23,079	3,917,198

Total Consumer Staples		16,759,576

Energy (1.2%)
Oil, Gas & Consumable Fuels (1.2%)
Pioneer Natural Resources Co.	30,549	4,624,202

Total Energy		4,624,202

Financials (4.4%)
Capital Markets (2.4%)
BlackRock, Inc.	3,800	1,909,758
Charles Schwab Corp. (The)	153,108	7,281,816

		9,191,574

Consumer Finance (2.0%)
American Express Co.	61,052	7,600,364

Total Financials		16,791,938

Health Care (13.1%)
Biotechnology (2.4%)
Alexion Pharmaceuticals, Inc.*	49,317	5,333,634
BioMarin Pharmaceutical, Inc.*	47,150	3,986,532

		9,320,166

Health Care Providers & Services (3.5%)
UnitedHealth Group, Inc.	45,425	13,354,041

Life Sciences Tools & Services (2.7%)
Thermo Fisher Scientific, Inc.	31,187	10,131,721

Pharmaceuticals (4.5%)
Johnson & Johnson	47,787	6,970,690
Zoetis, Inc.	77,407	10,244,816

		17,215,506

Total Health Care		50,021,434

Industrials (10.1%)
Air Freight & Logistics (2.9%)
CH Robinson Worldwide, Inc.	34,533	2,700,481
United Parcel Service, Inc., Class B	73,148	8,562,705

		11,263,186

Industrial Conglomerates (2.1%)
Honeywell International, Inc.	44,980	7,961,460

Professional Services (1.9%)
IHS Markit Ltd.*	94,123	7,092,168

Road & Rail (1.2%)
Uber Technologies, Inc.*	158,860	4,724,496

Trading Companies & Distributors (2.0%)
WW Grainger, Inc.	23,120	7,826,582

Total Industrials		38,867,892

Information Technology (33.7%)
IT Services (7.9%)
Akamai Technologies, Inc.*	86,026	7,430,926
Fidelity National Information Services, Inc.	40,730	5,665,136
Visa, Inc., Class A	91,271	17,149,821

		30,245,883

Semiconductors & Semiconductor Equipment (5.1%)
NVIDIA Corp.	30,110	7,084,883
QUALCOMM, Inc.	82,410	7,271,034
Texas Instruments, Inc.	41,176	5,282,469

		19,638,386

Software (17.1%)
Adobe, Inc.*	35,649	11,757,397
Microsoft Corp.	128,597	20,279,747
Nutanix, Inc., Class A*	100,150	3,130,689
Oracle Corp.	138,360	7,330,313
Palo Alto Networks, Inc.*	26,180	6,054,125
salesforce.com, Inc.*	29,700	4,830,408
Splunk, Inc.*	44,735	6,699,961
VMware, Inc., Class A*	36,351	5,517,718

		65,600,358

Technology Hardware, Storage & Peripherals (3.6%)
Apple, Inc.	46,151	13,552,241

Total Information Technology		129,036,868

See Notes to Financial Statements.

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EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Materials (3.2%)
Chemicals (3.2%)
Ecolab, Inc.	32,878	$6,345,125
Linde plc	27,310	5,814,299

Total Materials		12,159,424

Real Estate (1.8%)
Equity Real Estate Investment Trusts (REITs) (1.8%)
Equinix, Inc. (REIT)	11,570	6,753,409

Total Real Estate		6,753,409

Total Investments in Securities (99.5%) (Cost $226,591,088)		381,062,783

Other Assets Less Liabilities (0.5%)		1,868,904

Net Assets (100%)		$382,931,687

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$54,174,458	$—	$—	$54,174,458
Consumer Discretionary	51,873,582	—	—	51,873,582
Consumer Staples	16,759,576	—	—	16,759,576
Energy	4,624,202	—	—	4,624,202
Financials	16,791,938	—	—	16,791,938
Health Care	50,021,434	—	—	50,021,434
Industrials	38,867,892	—	—	38,867,892
Information Technology	129,036,868	—	—	129,036,868
Materials	12,159,424	—	—	12,159,424
Real Estate	6,753,409	—	—	6,753,409

Total Assets	$381,062,783	$—	$—	$381,062,783

Total Liabilities	$—	$—	$—	$—

Total	$381,062,783	$—	$—	$381,062,783

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$72,877,493
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$106,597,044

See Notes to Financial Statements.

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EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$158,601,628
Aggregate gross unrealized depreciation	(5,670,173)

Net unrealized appreciation	$152,931,455

Federal income tax cost of investments in securities and derivative instruments, if applicable	$228,131,328

For the year ended December 31, 2019, the Portfolio incurred approximately $429 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $226,591,088)	$381,062,783
Cash	2,451,487
Dividends, interest and other receivables	112,270
Receivable for Portfolio shares sold	62,921
Securities lending income receivable	297
Other assets	1,576

Total assets	383,691,334

LIABILITIES
Payable for Portfolio shares redeemed	392,859
Investment management fees payable	208,319
Distribution fees payable – Class IB	75,228
Administrative fees payable	30,576
Distribution fees payable – Class IA	2,891
Accrued expenses	49,774

Total liabilities	759,647

NET ASSETS	$382,931,687

Net assets were comprised of:
Paid in capital	$228,637,386
Total distributable earnings (loss)	154,294,301

Net assets	$382,931,687

Class IA
Net asset value, offering and redemption price per share, $13,833,118 / 1,023,580 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.51

Class IB
Net asset value, offering and redemption price per share, $359,457,718 / 27,615,289 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.02

Class K
Net asset value, offering and redemption price per share, $9,640,851 / 703,243 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.71

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends	$3,630,337
Interest	139,582
Securities lending (net)	70,996

Total income	3,840,915

EXPENSES
Investment management fees	2,369,852
Distribution fees – Class IB	857,223
Administrative fees	348,380
Professional fees	51,908
Printing and mailing expenses	42,506
Custodian fees	37,500
Distribution fees – Class IA	32,143
Trustees’ fees	11,527
Miscellaneous	9,846

Total expenses	3,760,885

NET INVESTMENT INCOME (LOSS)	80,030

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	19,707,293
Net change in unrealized appreciation (depreciation) on investments in securities	79,523,066

NET REALIZED AND UNREALIZED GAIN (LOSS)	99,230,359

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$99,310,389

See Notes to Financial Statements.

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EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$80,030	$652,369
Net realized gain (loss)	19,707,293	30,260,647
Net change in unrealized appreciation (depreciation)	79,523,066	(28,992,983)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	99,310,389	1,920,033

Distributions to shareholders:
Class IA	(816,960)	(1,030,851)
Class IB	(22,133,012)	(29,312,097)
Class K	(576,148)	(686,678)

Total distributions to shareholders	(23,526,120)	(31,029,626)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 77,381 and 56,616 shares, respectively ]	986,530	689,869
Capital shares issued in reinvestment of dividends and distributions [ 61,768 and 87,012 shares, respectively ]	816,960	1,030,851
Capital shares repurchased [ (151,668) and (118,879) shares, respectively ]	(1,942,962)	(1,518,265)

Total Class IA transactions	(139,472)	202,455

Class IB
Capital shares sold [ 1,104,116 and 1,202,936 shares, respectively ]	13,618,135	14,513,785
Capital shares issued in reinvestment of dividends and distributions [ 1,736,717 and 2,561,367 shares, respectively ]	22,133,012	29,312,097
Capital shares repurchased [ (4,194,615) and (4,482,805) shares, respectively ]	(52,179,890)	(55,204,827)

Total Class IB transactions	(16,428,743)	(11,378,945)

Class K
Capital shares sold [ 247,429 and 171,451 shares, respectively ]	3,258,259	2,133,493
Capital shares issued in reinvestment of dividends and distributions [ 42,942 and 57,255 shares, respectively ]	576,148	686,678
Capital shares repurchased [ (274,658) and (187,811) shares, respectively ]	(3,619,780)	(2,432,408)

Total Class K transactions	214,627	387,763

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(16,353,588)	(10,788,727)

TOTAL INCREASE (DECREASE) IN NET ASSETS	59,430,681	(39,898,320)
NET ASSETS:
Beginning of year	323,501,006	363,399,326

End of year	$382,931,687	$323,501,006

See Notes to Financial Statements.

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EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018		2017	2016	2015
Net asset value, beginning of year	$10.89	$11.95		$10.77	$10.73	$11.38

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.02	##	0.01	— #	(0.05)
Net realized and unrealized gain (loss)	3.45	0.01		2.65	0.09	0.18

Total from investment operations	3.45	0.03		2.66	0.09	0.13

Less distributions:
Dividends from net investment income	— #	(0.02)		(0.01)	—	—
Distributions from net realized gains	(0.83)	(1.07)		(1.47)	(0.05)	(0.78)

Total dividends and distributions	(0.83)	(1.09)		(1.48)	(0.05)	(0.78)

Net asset value, end of year	$13.51	$10.89		$11.95	$10.77	$10.73

Total return	31.99%	(0.38)%		25.59%	0.84%	1.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,833	$11,286		$12,084	$12,944	$14,616
Ratio of expenses to average net assets (f)	1.04%	1.04%		1.04%	1.04%	1.03%
Ratio of net investment income (loss) to average net assets (f)	0.02%	0.18	%(aa)	0.08%	(0.01)%	(0.41)%
Portfolio turnover rate^	20%	18%		16%	78%	101%

	Year Ended December 31,
Class IB	2019	2018		2017	2016	2015
Net asset value, beginning of year	$10.52	$11.57		$10.47	$10.43	$11.09

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.02	##	0.01	— #	(0.05)
Net realized and unrealized gain (loss)	3.33	0.02		2.57	0.09	0.17

Total from investment operations	3.33	0.04		2.58	0.09	0.12

Less distributions:
Dividends from net investment income	— #	(0.02)		(0.01)	—	—
Distributions from net realized gains	(0.83)	(1.07)		(1.47)	(0.05)	(0.78)

Total dividends and distributions	(0.83)	(1.09)		(1.48)	(0.05)	(0.78)

Net asset value, end of year	$13.02	$10.52		$11.57	$10.47	$10.43

Total return	31.98%	(0.30)%		25.56%	0.87%	1.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$359,458	$304,627		$343,495	$321,626	$380,798
Ratio of expenses to average net assets (f)	1.04%	1.04%		1.04%	1.04%	1.03%
Ratio of net investment income (loss) to average net assets (f)	0.02%	0.17	%(aa)	0.07%	(0.02)%	(0.41)%
Portfolio turnover rate^	20%	18%		16%	78%	101%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018		2017	2016	2015
Net asset value, beginning of year	$11.04	$12.09		$10.88	$10.81	$11.44

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.06	##	0.04	0.02	(0.02)
Net realized and unrealized gain (loss)	3.49	0.01		2.68	0.10	0.17

Total from investment operations	3.53	0.07		2.72	0.12	0.15

Less distributions:
Dividends from net investment income	(0.03)	(0.05)		(0.04)	—	—
Distributions from net realized gains	(0.83)	(1.07)		(1.47)	(0.05)	(0.78)

Total dividends and distributions	(0.86)	(1.12)		(1.51)	(0.05)	(0.78)

Net asset value, end of year	$13.71	$11.04		$12.09	$10.88	$10.81

Total return	32.30%	(0.03)%		25.87%	1.12%	1.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$9,641	$7,588		$7,820	$6,445	$7,509
Ratio of expenses to average net assets (f)	0.79%	0.79%		0.79%	0.79%	0.78%
Ratio of net investment income (loss) to average net assets (f)	0.27%	0.44	%(aa)	0.32%	0.23%	(0.16)%
Portfolio turnover rate^	20%	18%		16%	78%	101%
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.01, $0.01 and $0.04 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.12% lower.

See Notes to Financial Statements.

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	ClearBridge Investments, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	33.66%	8.66%	10.17%
Portfolio – Class IB Shares	33.60	8.66	10.13
Volatility Managed Index - Large Cap Core	30.66	11.31	13.03
S&P 500® Index	31.49	11.70	13.56

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 33.60% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index - Large Cap Core and the S&P 500® Index, which returned 30.66% and 31.49%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Shopify Inc., a Canadian multinational e-commerce company with a proprietary e-commerce platform for online stores and retail point-of-sale systems, was the leading contributor to Portfolio performance.

•

Stock selection in the health care sector was a major driver, lifted by diabetes solutions provider Insulet Corp., contract research organization Syneos Health, Inc. and surgery center operator Surgery Partners, Inc.

•	An overweight to the information technology sector was a contributor to results as the Portfolio received positive contributions across a range of software, e-commerce and services companies.

•

Companies in the consumer discretionary and industrials sectors also had a positive impact, led by car sales platform Carvana Co., Latin American e-commerce portal MercadoLibre, Inc. and used car and salvage company Copart, Inc.

What hurt performance during the year:

•

Stock selection in the communication services sector was the primary detractor from results. Weakness here came from media measurement firm comScore, Inc., which suffered from weak results and management turnover, and film studio Lions Gate Entertainment Corp., whose acquisition of the Starz network has not delivered the expected benefits in a period of escalating content costs.

•	Stock selection in the consumer staples sector also hurt performance, with BJ’s Wholesale Club Holdings, Inc. hurt by weaker comps.

•	Underweight positions relative to the benchmark in information technology sector holdings Apple.com, Inc. and Microsoft Corp. were notable detractors.

How did derivatives contribute/detract from performance during the year?

•

Exchange traded equity index futures may be used for the purposes of efficient portfolio management. Futures are not used for speculative or leveraged positions in the Portfolio and cash is kept to fully cover all outstanding futures positions. The use of derivatives had no impact on the Portfolio’s relative performance during the year.

Portfolio Positioning and Outlook — ClearBridge Investments, LLC

We were active in repositioning the Portfolio throughout the year. The IPO market has been a fertile source of ideas, especially as a source of new companies in our disruptors bucket, both participating in the IPO and purchasing shares in the aftermarket. We have also been opportunistic in using near-term price weakness to establish positions in more mature companies that we believe are in the midst of a business transformation, such as retail-based ATMs operator Cardtronics, or whose growth potential is misunderstood by the market, such as footwear and apparel retailer Crocs.

For much of 2019, in addition to the sale of full positions, we had been opportunistically trimming

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

Portfolio exposure to disruptors. This effort to reduce our momentum and growth beta partially offset the significant sentiment swings discussed above. Short-term headwinds will not cause us to veer from our approach of owning companies focused on innovative growth in products and services that are thinking long-term in deploying capital today for future growth and use volatility to build positions in these stocks. After scaling back exposure to disruptors on price concerns through 2019, we were able to increase our exposure to these innovative companies late in the year as prices worked in our favor, providing a constructive setup for the year ahead.

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	28.3%
Consumer Discretionary	13.1
Health Care	12.3
Industrials	8.9
Investment Company	7.8
Communication Services	7.0
Financials	6.8
Consumer Staples	4.7
Real Estate	4.2
Materials	1.9
Energy	1.7
Repurchase Agreements	1.6
Utilities	1.3
Cash and Other	0.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,098.70	$5.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,097.60	5.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.05%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (7.0%)
Diversified Telecommunication Services (0.8%)
AT&T, Inc.	22,753	$889,187
CenturyLink, Inc.	3,022	39,921
Verizon Communications, Inc.	12,882	790,955

		1,720,063

Entertainment (2.7%)
Activision Blizzard, Inc.	2,394	142,251
Electronic Arts, Inc.*	898	96,544
Live Nation Entertainment, Inc.*	439	31,375
Netflix, Inc.*	1,368	442,644
Spotify Technology SA*	9,420	1,408,761
Take-Two Interactive Software, Inc.*	354	43,340
Walt Disney Co. (The)	5,614	811,953
World Wrestling Entertainment, Inc., Class A (x)	20,930	1,357,729
Zynga, Inc., Class A*	213,440	1,306,253

		5,640,850

Interactive Media & Services (2.7%)
Alphabet, Inc., Class A*	933	1,249,651
Alphabet, Inc., Class C*	931	1,244,766
Cargurus, Inc.*	27,970	983,984
Facebook, Inc., Class A*	7,496	1,538,554
Pinterest, Inc., Class A*	31,560	588,278
Twitter, Inc.*	2,398	76,856

		5,682,089

Media (0.7%)
Charter Communications, Inc., Class A*	488	236,719
Comcast Corp., Class A	14,140	635,876
comScore, Inc.*	65,920	325,645
Discovery, Inc., Class A (x)*	448	14,668
Discovery, Inc., Class C*	1,021	31,130
DISH Network Corp., Class A*	805	28,553
Fox Corp., Class A	1,054	39,072
Fox Corp., Class B	517	18,819
Interpublic Group of Cos., Inc. (The)	1,172	27,073
News Corp., Class A	1,260	17,816
News Corp., Class B	412	5,978
Omnicom Group, Inc.	687	55,661
Tribune Co. Litigation Interests, Class 1C (r)*	24,151	—
ViacomCBS, Inc.	1,665	69,880

		1,506,890

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	978	76,695

Total Communication Services		14,626,587

Consumer Discretionary (13.1%)
Auto Components (0.7%)
Aptiv plc	801	76,071
BorgWarner, Inc.	634	27,503
Fox Factory Holding Corp.*	20,630	1,435,229

		1,538,803

Automobiles (0.1%)
Ford Motor Co.	12,269	114,102
General Motors Co.	3,896	142,594
Harley-Davidson, Inc.	492	18,297

		274,993

Distributors (0.1%)
Genuine Parts Co.	465	49,397
LKQ Corp.*	973	34,736

		84,133

Diversified Consumer Services (0.0%)
H&R Block, Inc.	583	13,689

Hotels, Restaurants & Leisure (1.0%)
Carnival Corp.	1,233	62,673
Chipotle Mexican Grill, Inc.*	79	66,132
Darden Restaurants, Inc.	395	43,059
Hilton Worldwide Holdings, Inc.	877	97,268
Las Vegas Sands Corp.	1,050	72,492
Luckin Coffee, Inc. (ADR) (x)*	12,340	485,702
Marriott International, Inc., Class A	834	126,293
McDonald’s Corp.	2,342	462,803
MGM Resorts International	1,573	52,334
Norwegian Cruise Line Holdings Ltd.*	644	37,616
Royal Caribbean Cruises Ltd.	548	73,163
Starbucks Corp.	3,679	323,458
Wynn Resorts Ltd.	305	42,355
Yum! Brands, Inc.	943	94,988

		2,040,336

Household Durables (0.2%)
DR Horton, Inc.	1,036	54,649
Garmin Ltd.	448	43,707
Leggett & Platt, Inc.	380	19,315
Lennar Corp., Class A	880	49,095
Mohawk Industries, Inc.*	193	26,321
Newell Brands, Inc.	1,191	22,891
NVR, Inc.*	11	41,893
PulteGroup, Inc.	794	30,807
Whirlpool Corp.	194	28,621

		317,299

Internet & Direct Marketing Retail (4.5%)
Alibaba Group Holding Ltd. (ADR)*	9,290	1,970,409
Amazon.com, Inc.*	1,297	2,396,648
Booking Holdings, Inc.*	130	266,985
eBay, Inc.	2,375	85,761
Expedia Group, Inc.	12,935	1,398,791
MercadoLibre, Inc.*	4,700	2,688,118
RealReal, Inc. (The) (x)*	32,450	611,683

		9,418,395

Leisure Products (0.0%)
Hasbro, Inc.	401	42,350

Multiline Retail (0.2%)
Dollar General Corp.	792	123,536
Dollar Tree, Inc.*	733	68,939
Kohl’s Corp.	470	23,946

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Macy’s, Inc.	923	$15,691
Nordstrom, Inc.	314	12,852
Target Corp.	1,581	202,700

		447,664

Specialty Retail (5.4%)
Advance Auto Parts, Inc.	12,138	1,944,022
AutoZone, Inc.*	74	88,157
Best Buy Co., Inc.	710	62,338
CarMax, Inc.*	500	43,835
Carvana Co.*	25,920	2,385,936
Gap, Inc. (The)	633	11,192
Home Depot, Inc. (The)	3,390	740,308
L Brands, Inc.	781	14,152
Lowe’s Cos., Inc.	18,364	2,199,273
O’Reilly Automotive, Inc.*	234	102,553
Ross Stores, Inc.	28,611	3,330,893
Tiffany & Co.	334	44,639
TJX Cos., Inc. (The)	3,790	231,417
Tractor Supply Co.	373	34,853
Ulta Beauty, Inc.*	174	44,046

		11,277,614

Textiles, Apparel & Luxury Goods (0.9%)
Capri Holdings Ltd.*	436	16,634
Crocs, Inc.*	29,790	1,247,903
Hanesbrands, Inc. (x)	1,203	17,865
NIKE, Inc., Class B	3,875	392,576
PVH Corp.	228	23,974
Ralph Lauren Corp.	142	16,645
Tapestry, Inc.	888	23,949
Under Armour, Inc., Class A*	523	11,297
Under Armour, Inc., Class C*	527	10,108
VF Corp.	1,026	102,251

		1,863,202

Total Consumer Discretionary		27,318,478

Consumer Staples (4.7%)
Beverages (1.3%)
Brown-Forman Corp., Class B	564	38,126
Coca-Cola Co. (The)	12,011	664,809
Constellation Brands, Inc., Class A	7,155	1,357,661
Molson Coors Brewing Co., Class B	578	31,154
Monster Beverage Corp.*	1,198	76,133
PepsiCo, Inc.	4,344	593,695

		2,761,578

Food & Staples Retailing (1.9%)
BJ’s Wholesale Club Holdings, Inc.*	63,310	1,439,669
Casey’s General Stores, Inc.	7,620	1,211,504
Costco Wholesale Corp.	1,376	404,434
Kroger Co. (The)	2,543	73,721
Sysco Corp.	1,592	136,180
Walgreens Boots Alliance, Inc.	2,307	136,021
Walmart, Inc.	4,432	526,699

		3,928,228

Food Products (0.4%)
Archer-Daniels-Midland Co.	1,724	79,907
Campbell Soup Co.	524	25,896
Conagra Brands, Inc.	1,495	51,189
General Mills, Inc.	1,880	100,693
Hershey Co. (The)	462	67,905
Hormel Foods Corp.	838	37,802
JM Smucker Co. (The)	350	36,446
Kellogg Co.	801	55,397
Kraft Heinz Co. (The)	1,987	63,842
Lamb Weston Holdings, Inc.	451	38,800
McCormick & Co., Inc. (Non-Voting)	392	66,534
Mondelez International, Inc., Class A	4,489	247,254
Tyson Foods, Inc., Class A	937	85,304

		956,969

Household Products (0.7%)
Church & Dwight Co., Inc.	750	52,755
Clorox Co. (The)	393	60,341
Colgate-Palmolive Co.	2,690	185,180
Kimberly-Clark Corp.	1,059	145,665
Procter & Gamble Co. (The)	7,755	968,600

		1,412,541

Personal Products (0.1%)
Coty, Inc., Class A	925	10,406
Estee Lauder Cos., Inc. (The), Class A	698	144,165

		154,571

Tobacco (0.3%)
Altria Group, Inc.	5,820	290,477
Philip Morris International, Inc.	4,846	412,346

		702,823

Total Consumer Staples		9,916,710

Energy (1.7%)
Energy Equipment & Services (0.2%)
Baker Hughes Co.	2,012	51,568
Halliburton Co.	2,787	68,198
Helmerich & Payne, Inc.	306	13,902
National Oilwell Varco, Inc.	1,179	29,534
Schlumberger Ltd.	4,326	173,905
TechnipFMC plc	1,310	28,086

		365,193

Oil, Gas & Consumable Fuels (1.5%)
Apache Corp.	1,203	30,785
Cabot Oil & Gas Corp.	1,291	22,476
Chevron Corp.	5,889	709,683
Cimarex Energy Co.	316	16,587
Concho Resources, Inc.	647	56,658
ConocoPhillips	3,405	221,427
Devon Energy Corp.	1,175	30,515
Diamondback Energy, Inc.	486	45,130
EOG Resources, Inc.	1,814	151,941
Exxon Mobil Corp.	13,179	919,630
Hess Corp.	817	54,584
HollyFrontier Corp.	453	22,971

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Kinder Morgan, Inc.	6,106	$129,264
Marathon Oil Corp.	2,481	33,692
Marathon Petroleum Corp.	2,028	122,187
Noble Energy, Inc.	1,489	36,987
Occidental Petroleum Corp.	2,768	114,069
ONEOK, Inc.	1,264	95,647
Phillips 66	1,370	152,632
Pioneer Natural Resources Co.	518	78,410
Valero Energy Corp.	1,286	120,434
Williams Cos., Inc. (The)	3,713	88,072

		3,253,781

Total Energy		3,618,974

Financials (6.8%)
Banks (2.7%)
Bank of America Corp.	55,906	1,969,009
Citigroup, Inc.	6,800	543,252
Citizens Financial Group, Inc.	1,354	54,986
Comerica, Inc.	444	31,857
Fifth Third Bancorp	2,169	66,675
First Republic Bank	510	59,900
Huntington Bancshares, Inc.	3,207	48,362
JPMorgan Chase & Co.	9,769	1,361,799
KeyCorp	3,040	61,530
M&T Bank Corp.	411	69,767
People’s United Financial, Inc.	1,383	23,373
PNC Financial Services Group, Inc. (The)‡	1,364	217,735
Regions Financial Corp.	2,991	51,326
SVB Financial Group*	156	39,162
Truist Financial Corp.	4,164	234,516
US Bancorp	4,411	261,528
Wells Fargo & Co.	11,988	644,954
Zions Bancorp NA (x)	546	28,348

		5,768,079

Capital Markets (2.2%)
Ameriprise Financial, Inc.	395	65,799
Bank of New York Mellon Corp. (The)	2,611	131,412
BlackRock, Inc.‡	367	184,491
Cboe Global Markets, Inc.	345	41,400
Charles Schwab Corp. (The)	3,561	169,361
CME Group, Inc.	1,113	223,401
E*TRADE Financial Corp.	712	32,303
Franklin Resources, Inc.	876	22,758
Goldman Sachs Group, Inc. (The)	993	228,320
GS Acquisition Holdings Corp., Class A*	43,420	478,923
Intercontinental Exchange, Inc.	1,751	162,055
Invesco Ltd.	1,245	22,385
KKR & Co., Inc., Class A	63,710	1,858,421
MarketAxess Holdings, Inc.	116	43,977
Moody’s Corp.	512	121,554
Morgan Stanley	3,832	195,892
MSCI, Inc.	267	68,934
Nasdaq, Inc.	357	38,235
Northern Trust Corp.	649	68,950
Raymond James Financial, Inc.	382	34,174
S&P Global, Inc.	755	206,153
State Street Corp.	1,133	89,620
T. Rowe Price Group, Inc.	723	88,090

		4,576,608

Consumer Finance (0.3%)
American Express Co.	2,090	260,184
Capital One Financial Corp.	1,441	148,293
Discover Financial Services	981	83,209
Synchrony Financial	1,809	65,142

		556,828

Diversified Financial Services (0.7%)
Berkshire Hathaway, Inc., Class B*	6,097	1,380,970

Insurance (0.9%)
Aflac, Inc.	2,263	119,713
Allstate Corp. (The)	998	112,225
American International Group, Inc.	2,719	139,566
Aon plc	732	152,468
Arthur J Gallagher & Co.	568	54,091
Assurant, Inc.	190	24,905
Chubb Ltd.	1,411	219,636
Cincinnati Financial Corp.	467	49,105
Everest Re Group Ltd.	133	36,820
Globe Life, Inc.	317	33,364
Hartford Financial Services Group, Inc. (The)	1,102	66,969
Lincoln National Corp.	603	35,583
Loews Corp.	789	41,415
Marsh & McLennan Cos., Inc.	1,580	176,028
MetLife, Inc.	2,422	123,449
Principal Financial Group, Inc.	792	43,560
Progressive Corp. (The)	1,830	132,474
Prudential Financial, Inc.	1,259	118,019
Travelers Cos., Inc. (The)	792	108,464
Unum Group	663	19,333
Willis Towers Watson plc	397	80,170
WR Berkley Corp.	449	31,026

		1,918,383

Total Financials		14,200,868

Health Care (12.3%)
Biotechnology (2.0%)
AbbVie, Inc.	4,603	407,550
Alexion Pharmaceuticals, Inc.*	10,037	1,085,501
Amgen, Inc.	1,849	445,738
Biogen, Inc.*	562	166,762
BioMarin Pharmaceutical, Inc.*	17,080	1,444,114
Gilead Sciences, Inc.	3,965	257,646
Incyte Corp.*	575	50,209
Regeneron Pharmaceuticals, Inc.*	250	93,870
Vertex Pharmaceuticals, Inc.*	800	175,160

		4,126,550

Health Care Equipment & Supplies (2.9%)
Abbott Laboratories	5,515	479,033
ABIOMED, Inc.*	139	23,712
Align Technology, Inc.*	223	62,226
Baxter International, Inc.	1,585	132,538
Becton Dickinson and Co.	848	230,631
Boston Scientific Corp.*	4,378	197,973
Cooper Cos., Inc. (The)	152	48,836
Danaher Corp.	1,999	306,807
Dentsply Sirona, Inc.	685	38,764

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Edwards Lifesciences Corp.*	652	$152,105
Hologic, Inc.*	851	44,431
IDEXX Laboratories, Inc.*	265	69,199
Insulet Corp.*	14,370	2,460,144
Intuitive Surgical, Inc.*	362	213,996
Medtronic plc	4,174	473,540
ResMed, Inc.	452	70,046
SmileDirectClub, Inc. (x)*	78,630	687,226
STERIS plc	264	40,239
Stryker Corp.	1,008	211,620
Teleflex, Inc.	145	54,584
Varian Medical Systems, Inc.*	286	40,615
Zimmer Biomet Holdings, Inc.	646	96,693

		6,134,958

Health Care Providers & Services (2.1%)
AmerisourceBergen Corp.	473	40,214
Anthem, Inc.	790	238,604
Cardinal Health, Inc.	901	45,573
Centene Corp.*	1,311	82,422
Cigna Corp.	1,157	236,595
CVS Health Corp.	4,069	302,286
DaVita, Inc.*	266	19,958
HCA Healthcare, Inc.	822	121,500
Henry Schein, Inc.*	447	29,824
Humana, Inc.	411	150,640
Laboratory Corp. of America Holdings*	304	51,428
McKesson Corp.	551	76,214
Quest Diagnostics, Inc.	431	46,026
Surgery Partners, Inc.*	122,860	1,923,373
UnitedHealth Group, Inc.	2,957	869,299
Universal Health Services, Inc., Class B	252	36,152
WellCare Health Plans, Inc.*	162	53,494

		4,323,602

Health Care Technology (0.1%)
Cerner Corp.	964	70,748
Livongo Health, Inc. (x)*	6,670	167,150

		237,898

Life Sciences Tools & Services (3.3%)
Agilent Technologies, Inc.	978	83,433
Bio-Rad Laboratories, Inc., Class A*	5,020	1,857,551
Illumina, Inc.*	461	152,932
IQVIA Holdings, Inc.*	565	87,298
Mettler-Toledo International, Inc.*	76	60,289
PerkinElmer, Inc.	15,712	1,525,635
Syneos Health, Inc.*	45,890	2,729,308
Thermo Fisher Scientific, Inc.	1,249	405,763
Waters Corp.*	197	46,029

		6,948,238

Pharmaceuticals (1.9%)
Allergan plc	1,030	196,905
Bristol-Myers Squibb Co.	7,309	469,165
Eli Lilly & Co.	2,638	346,712
Johnson & Johnson	8,192	1,194,967
Merck & Co., Inc.	7,915	719,869
Mylan NV*	1,617	32,502

Perrigo Co. plc	421	21,749
Pfizer, Inc.	17,237	675,346
Zoetis, Inc.	1,474	195,084

		3,852,299

Total Health Care		25,623,545

Industrials (8.9%)
Aerospace & Defense (1.6%)
Arconic, Inc.	1,210	37,232
Boeing Co. (The)	1,667	543,042
General Dynamics Corp.	726	128,030
Huntington Ingalls Industries, Inc.	123	30,858
L3Harris Technologies, Inc.	6,820	1,349,474
Lockheed Martin Corp.	778	302,938
Northrop Grumman Corp.	488	167,857
Raytheon Co.	868	190,734
Textron, Inc.	744	33,182
TransDigm Group, Inc.	155	86,800
United Technologies Corp.	2,531	379,043

		3,249,190

Air Freight & Logistics (0.2%)
CH Robinson Worldwide, Inc.	403	31,514
Expeditors International of Washington, Inc.	549	42,833
FedEx Corp.	737	111,442
United Parcel Service, Inc., Class B	2,186	255,893

		441,682

Airlines (0.2%)
Alaska Air Group, Inc.	372	25,203
American Airlines Group, Inc.	1,218	34,932
Delta Air Lines, Inc.	1,794	104,913
Southwest Airlines Co.	1,475	79,621
United Airlines Holdings, Inc.*	675	59,461

		304,130

Building Products (1.5%)
Allegion plc	289	35,992
AO Smith Corp.	435	20,724
Fortune Brands Home & Security, Inc.	423	27,639
Johnson Controls International plc	2,399	97,663
Masco Corp.	895	42,951
Trex Co., Inc.*	31,090	2,794,369

		3,019,338

Commercial Services & Supplies (1.6%)
Cintas Corp.	261	70,230
Copart, Inc.*	34,160	3,106,510
Republic Services, Inc.	663	59,425
Rollins, Inc.	423	14,027
Waste Management, Inc.	1,221	139,145

		3,389,337

Construction & Engineering (0.0%)
Jacobs Engineering Group, Inc.	421	37,819
Quanta Services, Inc.	430	17,505

		55,324

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Electrical Equipment (0.2%)
AMETEK, Inc.	711	$70,915
Eaton Corp. plc	1,277	120,957
Emerson Electric Co.	1,895	144,513
Rockwell Automation, Inc.	367	74,380

		410,765

Industrial Conglomerates (0.5%)
3M Co.	1,787	315,263
General Electric Co.	27,240	303,998
Honeywell International, Inc.	2,220	392,940
Roper Technologies, Inc.	326	115,479

		1,127,680

Machinery (1.3%)
Caterpillar, Inc.	1,721	254,157
Cummins, Inc.	476	85,185
Deere & Co.	981	169,968
Dover Corp.	460	53,020
Flowserve Corp.	440	21,899
Fortive Corp.	940	71,807
IDEX Corp.	234	40,248
Illinois Tool Works, Inc.	914	164,182
Ingersoll-Rand plc	746	99,158
PACCAR, Inc.	1,098	86,852
Parker-Hannifin Corp.	408	83,974
Pentair plc	489	22,430
Snap-on, Inc.	171	28,967
Stanley Black & Decker, Inc.	467	77,401
Tennant Co.	18,620	1,450,870
Westinghouse Air Brake Technologies Corp.	565	43,957
Xylem, Inc.	553	43,571

		2,797,646

Professional Services (0.1%)
Equifax, Inc.	372	52,124
IHS Markit Ltd.*	1,244	93,735
Nielsen Holdings plc	1,090	22,127
Robert Half International, Inc.	371	23,429
Verisk Analytics, Inc.	520	77,657

		269,072

Road & Rail (0.9%)
CSX Corp.	2,422	175,256
JB Hunt Transport Services, Inc.	268	31,297
Kansas City Southern	299	45,795
Lyft, Inc., Class A*	16,268	699,849
Norfolk Southern Corp.	810	157,245
Old Dominion Freight Line, Inc.	198	37,577
Uber Technologies, Inc.*	13,980	415,765
Union Pacific Corp.	2,162	390,868

		1,953,652

Trading Companies & Distributors (0.8%)
Fastenal Co.	1,757	64,921
H&E Equipment Services, Inc.	45,250	1,512,707
United Rentals, Inc.*	236	39,358
WW Grainger, Inc.	134	45,362

		1,662,348

Total Industrials		18,680,164

Information Technology (28.3%)
Communications Equipment (0.4%)
Arista Networks, Inc.*	173	35,188
Cisco Systems, Inc.	13,232	634,607
F5 Networks, Inc.*	189	26,394
Juniper Networks, Inc.	1,058	26,058
Motorola Solutions, Inc.	535	86,210

		808,457

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	918	99,355
CDW Corp.	449	64,135
Corning, Inc.	2,412	70,214
FLIR Systems, Inc.	413	21,505
IPG Photonics Corp.*	122	17,680
Keysight Technologies, Inc.*	578	59,320
nLight, Inc.*	47,210	957,419
TE Connectivity Ltd.	1,043	99,961
Zebra Technologies Corp., Class A*	168	42,914

		1,432,503

IT Services (7.6%)
Accenture plc, Class A	1,976	416,086
Akamai Technologies, Inc.*	498	43,017
Alliance Data Systems Corp.	126	14,137
Automatic Data Processing, Inc.	1,355	231,028
Broadridge Financial Solutions, Inc.	366	45,216
Cardtronics plc, Class A*	49,220	2,197,673
Cognizant Technology Solutions Corp., Class A	1,698	105,310
DXC Technology Co.	785	29,508
Fidelity National Information Services, Inc.	1,910	265,662
Fiserv, Inc.*	1,783	206,168
FleetCor Technologies, Inc.*	273	78,548
Gartner, Inc.*	269	41,453
Global Payments, Inc.	936	170,876
International Business Machines Corp.	2,759	369,816
InterXion Holding NV*	21,050	1,764,201
Jack Henry & Associates, Inc.	239	34,815
Leidos Holdings, Inc.	419	41,016
Mastercard, Inc., Class A	2,761	824,407
Paychex, Inc.	984	83,699
PayPal Holdings, Inc.*	3,654	395,253
Shopify, Inc., Class A*	7,800	3,101,124
VeriSign, Inc.*	324	62,428
Visa, Inc., Class A	17,142	3,220,982
Western Union Co. (The) (x)	1,353	36,233
Wix.com Ltd.*	17,770	2,174,693

		15,953,349

Semiconductors & Semiconductor Equipment (1.7%)
Advanced Micro Devices, Inc.*	3,469	159,088
Analog Devices, Inc.	1,155	137,260
Applied Materials, Inc.	2,869	175,124
Broadcom, Inc.	1,238	391,233
Intel Corp.	13,549	810,908
KLA Corp.	489	87,125
Lam Research Corp.	455	133,042

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Maxim Integrated Products, Inc.	842	$51,792
Microchip Technology, Inc. (x)	753	78,854
Micron Technology, Inc.*	3,479	187,101
NVIDIA Corp.	1,907	448,717
Qorvo, Inc.*	357	41,494
QUALCOMM, Inc.	3,571	315,069
Skyworks Solutions, Inc.	530	64,066
Texas Instruments, Inc.	2,912	373,581
Xilinx, Inc.	779	76,163

		3,530,617

Software (15.0%)
Adobe, Inc.*	9,620	3,172,772
ANSYS, Inc.*	264	67,956
Autodesk, Inc.*	686	125,854
Avaya Holdings Corp.*	123	1,661
Cadence Design Systems, Inc.*	888	61,592
Citrix Systems, Inc.	384	42,586
Cornerstone OnDemand, Inc.*	37,840	2,215,532
Datadog, Inc., Class A (x)*	14,700	555,366
DocuSign, Inc.*	36,440	2,700,568
Dynatrace, Inc.*	32,170	813,901
FireEye, Inc.*	77,200	1,276,116
ForeScout Technologies, Inc.*	45,890	1,505,192
Fortinet, Inc.*	23,449	2,503,415
HubSpot, Inc.*	2,720	431,120
Intuit, Inc.	817	213,997
LogMeIn, Inc.	11,270	966,290
Medallia, Inc. (x)*	10,970	341,277
Microsoft Corp.	23,762	3,747,267
New Relic, Inc.*	20,720	1,361,511
NortonLifeLock, Inc.	1,762	44,966
Oracle Corp.	6,748	357,509
Qualys, Inc.*	17,029	1,419,708
salesforce.com, Inc.*	2,763	449,374
ServiceNow, Inc.*	12,020	3,393,486
Sprout Social, Inc., Class A (x)*	61,148	981,426
Synopsys, Inc.*	480	66,816
Varonis Systems, Inc.*	14,840	1,153,216
Yext, Inc.*	83,921	1,210,141
Zoom Video Communications, Inc., Class A (x)*	3,980	270,799

		31,451,414

Technology Hardware, Storage & Peripherals (2.9%)
Apple, Inc.	19,789	5,811,040
Hewlett Packard Enterprise Co.	3,929	62,314
HP, Inc.	4,611	94,756
NetApp, Inc.	719	44,758
Seagate Technology plc	722	42,959
Western Digital Corp.	932	59,154
Xerox Holdings Corp.	611	22,527

		6,137,508

Total Information Technology		59,313,848

Materials (1.9%)
Chemicals (0.8%)
Air Products & Chemicals, Inc.	687	161,438
Albemarle Corp.	332	24,249
Celanese Corp.	375	46,170
CF Industries Holdings, Inc.	675	32,225

Corteva, Inc.	2,315	68,431
Dow, Inc.	2,314	126,645
DuPont de Nemours, Inc.	2,315	148,623
Eastman Chemical Co.	409	32,417
Ecolab, Inc.	777	149,953
FMC Corp.	414	41,326
International Flavors & Fragrances, Inc. (x)	331	42,706
Linde plc	1,666	354,691
LyondellBasell Industries NV, Class A	801	75,679
Mosaic Co. (The)	1,091	23,609
PPG Industries, Inc.	726	96,914
Sherwin-Williams Co. (The)	256	149,386

		1,574,462

Construction Materials (0.9%)
Martin Marietta Materials, Inc.	195	54,530
Summit Materials, Inc., Class A*	71,260	1,703,114
Vulcan Materials Co.	419	60,332

		1,817,976

Containers & Packaging (0.1%)
Amcor plc	4,997	54,168
Avery Dennison Corp.	248	32,443
Ball Corp.	1,029	66,545
International Paper Co.	1,232	56,734
Packaging Corp. of America	290	32,477
Sealed Air Corp.	476	18,959
Westrock Co.	786	33,727

		295,053

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	4,578	60,063
Newmont Goldcorp Corp.	2,515	109,277
Nucor Corp.	920	51,778

		221,118

Total Materials		3,908,609

Real Estate (4.2%)
Equity Real Estate Investment Trusts (REITs) (3.3%)
Alexandria Real Estate Equities, Inc. (REIT)	363	58,654
American Tower Corp. (REIT)	1,380	317,152
Apartment Investment & Management Co. (REIT), Class A	479	24,740
AvalonBay Communities, Inc. (REIT)	437	91,639
Boston Properties, Inc. (REIT)	446	61,486
Crown Castle International Corp. (REIT)	1,296	184,226
Digital Realty Trust, Inc. (REIT)	637	76,274
Duke Realty Corp. (REIT)	1,183	41,015
Equinix, Inc. (REIT)	267	155,848
Equity Residential (REIT)	1,081	87,474
Essex Property Trust, Inc. (REIT)	211	63,481
Extra Space Storage, Inc. (REIT)	387	40,875
Federal Realty Investment Trust (REIT)	229	29,479

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Healthpeak Properties, Inc. (REIT)	1,521	$52,429
Host Hotels & Resorts, Inc. (REIT)	2,217	41,125
Iron Mountain, Inc. (REIT)	882	28,109
Kimco Realty Corp. (REIT)	1,263	26,157
Mid-America Apartment Communities, Inc. (REIT)	351	46,283
Outfront Media, Inc. (REIT)	39,210	1,051,612
Prologis, Inc. (REIT)	1,969	175,517
Public Storage (REIT)	459	97,749
Realty Income Corp. (REIT)	1,005	73,998
Regency Centers Corp. (REIT)	516	32,554
SBA Communications Corp. (REIT)	14,936	3,599,427
Simon Property Group, Inc. (REIT)	948	141,214
SL Green Realty Corp. (REIT)	262	24,073
UDR, Inc. (REIT)	898	41,937
Ventas, Inc. (REIT)	1,175	67,844
Vornado Realty Trust (REIT)	492	32,718
Welltower, Inc. (REIT)	1,284	105,006
Weyerhaeuser Co. (REIT)	2,296	69,339

		6,939,434

Real Estate Management & Development (0.9%)
CBRE Group, Inc., Class A*	30,494	1,868,977

Total Real Estate		8,808,411

Utilities (1.3%)
Electric Utilities (0.8%)
Alliant Energy Corp.	773	42,299
American Electric Power Co., Inc.	1,545	146,018
Duke Energy Corp.	2,264	206,499
Edison International	1,127	84,987
Entergy Corp.	617	73,917
Evergy, Inc.	718	46,735
Eversource Energy	1,006	85,580
Exelon Corp.	3,038	138,502
FirstEnergy Corp.	1,677	81,502
NextEra Energy, Inc.	1,528	370,020
Pinnacle West Capital Corp.	347	31,206
PPL Corp.	2,289	82,129
Southern Co. (The)	3,265	207,981
Xcel Energy, Inc.	1,627	103,298

		1,700,673

Gas Utilities (0.0%)
Atmos Energy Corp.	373	41,724

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	2,039	40,576
NRG Energy, Inc.	786	31,243

		71,819

Multi-Utilities (0.4%)
Ameren Corp.	780	59,904
CenterPoint Energy, Inc.	1,618	44,123
CMS Energy Corp.	899	56,493
Consolidated Edison, Inc.	1,041	94,179
Dominion Energy, Inc.	2,583	213,924
DTE Energy Co.	598	77,662

NiSource, Inc.	1,117	31,097
Public Service Enterprise Group, Inc.	1,553	91,705
Sempra Energy	878	133,000
WEC Energy Group, Inc.	999	92,138

		894,225

Water Utilities (0.0%)
American Water Works Co., Inc.	576	70,762

Total Utilities		2,779,203

Total Common Stocks (90.2%) (Cost $139,055,404)		188,795,397

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Utilities (0.0%)
Electric Utilities (0.0%)
Texas Competitive Electric Holdings Co. LLC 8.500%, 5/1/20 (r)	$5,264,099	—

Total Utilities		—

Total Long-Term Debt Securities (0.0%) (Cost $—)		—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (7.8%)
JPMorgan Prime Money Market Fund, IM Shares	16,552,879	16,557,845

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.6%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $2,062,868, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $2,103,928. (xx)	$2,062,673	2,062,673
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $300,028, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $306,000. (xx)	300,000	300,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $200,031, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $204,001. (xx)	200,000	200,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)

Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $500,155, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $510,000. (xx)	$500,000	$500,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $200,019, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $217,778. (xx)	200,000	200,000

Total Repurchase Agreements		3,262,673

Total Short-Term Investments (9.4%) (Cost $19,820,108)		19,820,518

Total Investments in Securities (99.6%) (Cost $158,875,512)		208,615,915
Other Assets Less Liabilities (0.4%)		769,451

Net Assets (100%)		$209,385,366

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $4,638,073. This was collateralized by $1,438,033 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $3,262,673 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary: ADR — American Depositary Receipt USD — United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	1,364	179,925	—	(22,937)	1,114	59,633	217,735	5,973	—
Capital Markets
BlackRock, Inc.	367	159,092	2,499	(18,357)	(96)	41,353	184,491	4,927	—

Total		339,017	2,499	(41,294)	1,018	100,986	402,226	10,900	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	127	3/2020	USD	20,517,485	368,652

					368,652

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$14,626,587	$—	$—	(a)	$14,626,587
Consumer Discretionary	27,318,478	—	—		27,318,478
Consumer Staples	9,916,710	—	—		9,916,710
Energy	3,618,974	—	—		3,618,974
Financials	14,200,868	—	—		14,200,868
Health Care	25,623,545	—	—		25,623,545
Industrials	18,680,164	—	—		18,680,164
Information Technology	59,313,848	—	—		59,313,848
Materials	3,908,609	—	—		3,908,609
Real Estate	8,808,411	—	—		8,808,411
Utilities	2,779,203	—	—		2,779,203
Corporate Bond
Utilities	—	—	—	(a)	—	(a)
Futures	368,652	—	—		368,652
Short-Term Investments
Investment Company	16,557,845	—	—		16,557,845
Repurchase Agreements	—	3,262,673	—		3,262,673

Total Assets	$205,721,894	$3,262,673	$—		$208,984,567

Total Liabilities	$—	$—	$—		$—

Total	$205,721,894	$3,262,673	$—		$208,984,567

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$368,652	*

Total		$368,652

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Total
Equity contracts	$(2,886)	$3,557,275	$3,554,389

Total	$(2,886)	$3,557,275	$3,554,389

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$546,918	$546,918

Total	$546,918	$546,918

^ This Portfolio held options and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held option contracts with an average notional balance of $12,800 for less than one day and futures contracts with an average notional balance of approximately $18,040,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$33,017,933
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 2%)*	$42,186,802

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$54,455,474
Aggregate gross unrealized depreciation	(5,542,166)

Net unrealized appreciation	$48,913,308

Federal income tax cost of investments in securities and derivative instruments, if applicable	$160,071,259

For the year ended December 31, 2019, the Portfolio incurred approximately $688 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $222,710)	$402,226
Unaffiliated Issuers (Cost $155,390,129)	204,951,016
Repurchase Agreements (Cost $3,262,673)	3,262,673
Cash	3,210,583
Foreign cash (Cost $11)	11
Cash held as collateral at broker for futures	889,200
Receivable for securities sold	286,392
Dividends, interest and other receivables	210,841
Due from broker for futures variation margin	48,897
Securities lending income receivable	18,439
Receivable for Portfolio shares sold	7,824
Other assets	744

Total assets	213,288,846

LIABILITIES
Payable for return of collateral on securities loaned	3,262,673
Payable for securities purchased	210,533
Investment management fees payable	122,963
Payable for Portfolio shares redeemed	120,212
Distribution fees payable – Class IB	43,073
Administrative fees payable	21,673
Distribution fees payable – Class IA	998
Trustees’ fees payable	876
Accrued expenses	120,479

Total liabilities	3,903,480

NET ASSETS	$209,385,366

Net assets were comprised of:
Paid in capital	$178,466,441
Total distributable earnings (loss)	30,918,925

Net assets	$209,385,366

Class IA
Net asset value, offering and redemption price per share, $4,699,783 / 640,535 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.34

Class IB
Net asset value, offering and redemption price per share, $204,685,583 / 28,001,102 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.31

(x)	Includes value of securities on loan of $4,638,073.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($10,900 of dividend income received from affiliates)	$2,466,318
Interest	48,235
Securities lending (net)	185,399

Total income	2,699,952

EXPENSES
Investment management fees	1,361,694
Distribution fees – Class IB	475,443
Administrative fees	239,584
Professional fees	57,254
Custodian fees	45,000
Printing and mailing expenses	32,807
Distribution fees – Class IA	10,874
Trustees’ fees	6,146
Miscellaneous	11,331

Gross expenses	2,240,133
Less: Waiver from investment manager	(196,138)

Net expenses	2,043,995

NET INVESTMENT INCOME (LOSS)	655,957

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($1,018 of realized gain (loss) from affiliates)	816,460
Futures contracts	3,557,275
Foreign currency transactions	(451)

Net realized gain (loss)	4,373,284

Change in unrealized appreciation (depreciation) on:
Investments in securities ($100,986 of change in unrealized appreciation (depreciation) from affiliates)	49,365,423
Futures contracts	546,918
Foreign currency translations	(1,959)

Net change in unrealized appreciation (depreciation)	49,910,382

NET REALIZED AND UNREALIZED GAIN (LOSS)	54,283,666

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$54,939,623

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$655,957	$6,541,744
Net realized gain (loss)	4,373,284	231,718,069
Net change in unrealized appreciation (depreciation)	49,910,382	(230,422,990)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	54,939,623	7,836,823

Distributions to shareholders:
Class IA	(82,200)	(1,371,086)
Class IB	(3,534,472)	(95,787,114)
Class K	—	(4,796,253)

Total distributions to shareholders	(3,616,672)	(101,954,453)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 193,737 and 167,067 shares, respectively ]	1,270,808	1,017,399
Capital shares issued in reinvestment of dividends and distributions [ 11,623 and 244,928 shares, respectively ]	82,200	1,371,086
Capital shares repurchased [ (146,090) and (25,763) shares, respectively ]	(1,009,899)	(368,756)

Total Class IA transactions	343,109	2,019,729

Class IB
Capital shares sold [ 2,079,960 and 325,012 shares, respectively ]	13,953,477	4,518,762
Capital shares issued in reinvestment of dividends and distributions [ 501,534 and 17,181,213 shares, respectively ]	3,534,472	95,787,114
Capital shares repurchased [ (4,244,529) and (1,969,543) shares, respectively ]	(28,326,575)	(28,087,719)

Total Class IB transactions	(10,838,626)	72,218,157

Class K (b)
Capital shares sold [ 0 and 23,978 shares, respectively ]	—	348,414
Capital shares issued in reinvestment of dividends and distributions [ 0 and 311,288 shares, respectively ]	—	4,796,253
Capital shares repurchased [ 0 and (28,974,584) shares, respectively ]	—	(447,229,720)

Total Class K transactions	—	(442,085,053)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(10,495,517)	(367,847,167)

TOTAL INCREASE (DECREASE) IN NET ASSETS	40,827,434	(461,964,797)
NET ASSETS:
Beginning of year	168,557,932	630,522,729

End of year	$209,385,366	$168,557,932

(b) After the close of business on October 2, 2018, operations for Class K ceased and shares of seed capital were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017		2016	2015
Net asset value, beginning of year	$5.59	$14.68	$13.78		$12.44	$13.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.14	0.20	##	0.20	0.19
Net realized and unrealized gain (loss)	1.85	(1.70)	1.73		1.44	(0.50)

Total from investment operations	1.87	(1.56)	1.93		1.64	(0.31)

Less distributions:
Dividends from net investment income	(0.02)	(0.54)	(0.16)		(0.30)	(0.25)
Distributions from net realized gains	(0.10)	(6.99)	(0.87)		—	—

Total dividends and distributions	(0.12)	(7.53)	(1.03)		(0.30)	(0.25)

Net asset value, end of year	$7.34	$5.59	$14.68		$13.78	$12.44

Total return	33.66%	(10.10)%	14.17%		13.14%	(2.38)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,700	$3,251	$2,864		$2,580	$2,770
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.05%	1.05%		1.09%	1.10%
Before waivers and reimbursements (f)	1.15%	1.12%	1.11%		1.12%	1.11%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.34%	0.97%	1.35	%(aa)	1.57%	1.43%
Before waivers and reimbursements (f)	0.24%	0.90%	1.29	%(aa)	1.54%	1.43%
Portfolio turnover rate^	19%	44%*	13%		13%	24%

	Year Ended December 31,
Class IB	2019	2018	2017		2016	2015
Net asset value, beginning of year	$5.57	$14.66	$13.76		$12.42	$12.98

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.14	0.20	##	0.20	0.19
Net realized and unrealized gain (loss)	1.84	(1.70)	1.73		1.44	(0.51)

Total from investment operations	1.86	(1.56)	1.93		1.64	(0.32)

Less distributions:
Dividends from net investment income	(0.02)	(0.54)	(0.16)		(0.30)	(0.24)
Distributions from net realized gains	(0.10)	(6.99)	(0.87)		—	—

Total dividends and distributions	(0.12)	(7.53)	(1.03)		(0.30)	(0.24)

Net asset value, end of year	$7.31	$5.57	$14.66		$13.76	$12.42

Total return	33.60%	(10.11)%	14.19%		13.16%	(2.39)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$204,686	$165,307	$207,105		$200,159	$202,063
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.05%	1.05%		1.09%	1.10%
Before waivers and reimbursements (f)	1.15%	1.12%	1.11%		1.12%	1.11%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.34%	0.97%	1.34	%(aa)	1.57%	1.44%
Before waivers and reimbursements (f)	0.24%	0.90%	1.28	%(aa)	1.54%	1.44%
Portfolio turnover rate^	19%	44%*	13%		13%	24%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	January 1, 2018 to October 2, 2018‡	Year Ended December 31,
Class K		2017		2016	2015
Net asset value, beginning of year	$14.68	$13.78		$12.44	$13.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.23	##	0.23	0.22
Net realized and unrealized gain (loss)	0.81	1.73		1.44	(0.50)

Total from investment operations	0.98	1.96		1.67	(0.28)

Less distributions:
Dividends from net investment income	— #	(0.19)		(0.33)	(0.28)
Distributions from net realized gains	(0.18)	(0.87)		—	—

Total dividends and distributions	(0.18)	(1.06)		(0.33)	(0.28)

Net asset value, end of year	$15.48	$14.68		$13.78	$12.44

Total return (b)	6.69%	14.44%		13.43%	(2.13)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$420,554		$414,906	$427,073
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.80%	0.80%		0.84%	0.85%
Before waivers and reimbursements (a)(f)	0.86%	0.86%		0.87%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.49%	1.59	%(aa)	1.82%	1.69%
Before waivers and reimbursements (a)(f)	1.43%	1.52	%(aa)	1.79%	1.69%
Portfolio turnover rate^	44%*	13%		13%	24%
*

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 25%.

‡	After the close of business on October 2, 2018 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.17, $0.17 and $0.20 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.20% lower.

See Notes to Financial Statements.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	30.24%	10.53%	12.73%
Portfolio – Class IB Shares	30.26	10.53	12.68
Russell 3000® Index	31.02	11.24	13.42

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 30.26% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 3000® Index, which returned 31.02% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, financials, health care, industrials and communication services.

•	The five stocks that contributed most to performance were Apple, Inc., Microsoft Corp., Facebook, Inc., Amazon.com, Inc. and JPMorgan Chase & Co.

What hurt performance during the year:

•	No sectors detracted from performance for the year.

•	The five stocks that detracted most from performance were Pfizer Inc., Occidental Petroleum Corp., PG&E Corp., DuPont de Nemours, Inc. and ABIOMED, Inc.

How did derivatives contribute/detract from performance during the year?

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	22.2%
Health Care	14.0
Financials	13.5
Consumer Discretionary	10.0
Industrials	9.8
Communication Services	9.3
Consumer Staples	6.4
Energy	4.0
Real Estate	3.9
Utilities	3.2
Materials	2.8
Repurchase Agreements	0.2
Cash and Other	0.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,099.80	$3.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.69	3.55
Class IB
Actual	1,000.00	1,100.10	3.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.69	3.55

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.3%)
Diversified Telecommunication Services (1.8%)
AT&T, Inc.	1,382,778	$54,038,964
CenturyLink, Inc.	194,275	2,566,373
Cogent Communications Holdings, Inc.	6,300	414,603
GCI Liberty, Inc., Class A*	21,686	1,536,453
Intelsat SA (x)*	6,100	42,883
Iridium Communications, Inc.*	18,800	463,232
Verizon Communications, Inc.	783,894	48,131,092
Vonage Holdings Corp.*	43,100	319,371
Zayo Group Holdings, Inc.*	45,400	1,573,110

		109,086,081

Entertainment (1.7%)
Activision Blizzard, Inc.	146,800	8,722,856
Cinemark Holdings, Inc.	20,600	697,310
Electronic Arts, Inc.*	59,000	6,343,090
Liberty Media Corp.-Liberty Formula One, Class A*	374	16,374
Liberty Media Corp.-Liberty Formula One, Class C*	40,748	1,872,982
Lions Gate Entertainment Corp., Class B*	10,700	106,251
Live Nation Entertainment, Inc.*	25,200	1,801,044
Madison Square Garden Co. (The), Class A*	3,929	1,155,872
Netflix, Inc.*	80,600	26,079,742
Roku, Inc.*	16,000	2,142,400
Spotify Technology SA*	23,000	3,439,650
Take-Two Interactive Software, Inc.*	21,800	2,668,974
Walt Disney Co. (The)	330,639	47,820,319
World Wrestling Entertainment, Inc., Class A (x)	8,700	564,369
Zynga, Inc., Class A*	165,300	1,011,636

		104,442,869

Interactive Media & Services (4.2%)
Alphabet, Inc., Class A*	56,725	75,976,898
Alphabet, Inc., Class C*	57,819	77,305,159
Cargurus, Inc.*	14,400	506,592
Facebook, Inc., Class A*	454,600	93,306,650
IAC/InterActiveCorp*	14,850	3,699,283
Match Group, Inc. (x)*	10,300	845,733
TripAdvisor, Inc.	26,605	808,260
Twitter, Inc.*	147,100	4,714,555
Yelp, Inc.*	13,200	459,756
Zillow Group, Inc., Class A*	4,000	182,960
Zillow Group, Inc., Class C (x)*	23,524	1,080,693

		258,886,539

Media (1.5%)
Altice USA, Inc., Class A*	64,100	1,752,494
AMC Networks, Inc., Class A*	6,012	237,474
Cable One, Inc.	900	1,339,623
Charter Communications, Inc., Class A*	31,175	15,122,369
Clear Channel Outdoor Holdings, Inc.*	54,200	155,012
Comcast Corp., Class A	856,748	38,527,958
Discovery, Inc., Class A (x)*	37,900	1,240,846
Discovery, Inc., Class C*	79,909	2,436,425
DISH Network Corp., Class A*	47,529	1,685,854
Fox Corp., Class A	72,608	2,691,579
Fox Corp., Class B	32,333	1,176,921
Interpublic Group of Cos., Inc. (The)	77,600	1,792,560
John Wiley & Sons, Inc., Class A	4,000	194,080
Liberty Broadband Corp., Class A*	5,100	635,256
Liberty Broadband Corp., Class C*	20,248	2,546,186
Liberty Latin America Ltd., Class C*	13,800	268,548
Liberty Media Corp.-Liberty SiriusXM, Class A*	24,697	1,193,853
Liberty Media Corp.-Liberty SiriusXM, Class C*	29,294	1,410,213
Meredith Corp. (x)	2,900	94,163
New York Times Co. (The), Class A	31,600	1,016,572
News Corp., Class A	93,361	1,320,124
News Corp., Class B	2,700	39,177
Nexstar Media Group, Inc., Class A	9,772	1,145,767
Omnicom Group, Inc.	42,600	3,451,452
Sinclair Broadcast Group, Inc., Class A	13,300	443,422
Sirius XM Holdings, Inc.	276,240	1,975,116
TEGNA, Inc.	35,200	587,488
ViacomCBS, Inc.	110,616	4,642,553

		89,123,085

Wireless Telecommunication Services (0.1%)
Shenandoah Telecommunications Co.	6,000	249,660
Sprint Corp. (x)*	109,679	571,428
Telephone & Data Systems, Inc.	28,186	716,770
T-Mobile US, Inc.*	62,100	4,869,882
United States Cellular Corp.*	200	7,246

		6,414,986

Total Communication Services		567,953,560

Consumer Discretionary (10.0%)
Auto Components (0.2%)
Adient plc*	3,653	77,626
Aptiv plc	52,800	5,014,416
BorgWarner, Inc.	46,560	2,019,773
Cooper-Standard Holdings, Inc.*	3,600	119,376
Dana, Inc.	19,100	347,620
Dorman Products, Inc.*	2,400	181,728
Fox Factory Holding Corp.*	3,800	264,366
Gentex Corp.	56,600	1,640,268
Gentherm, Inc.*	4,200	186,438
Goodyear Tire & Rubber Co. (The)	56,500	878,858

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
LCI Industries	3,100	$332,103
Lear Corp.	14,500	1,989,400
Visteon Corp.*	1,000	86,590

		13,138,562

Automobiles (0.5%)
Ford Motor Co.	755,536	7,026,485
General Motors Co.	242,300	8,868,180
Harley-Davidson, Inc.	35,950	1,336,980
Tesla, Inc.*	27,400	11,462,242
Thor Industries, Inc. (x)	10,700	794,903

		29,488,790

Distributors (0.1%)
Core-Mark Holding Co., Inc.	3,700	100,603
Genuine Parts Co.	30,900	3,282,507
LKQ Corp.*	59,300	2,117,010
Pool Corp.	7,700	1,635,326

		7,135,446

Diversified Consumer Services (0.2%)
Adtalem Global Education, Inc.*	6,100	213,317
Bright Horizons Family Solutions, Inc.*	12,000	1,803,480
Chegg, Inc.*	20,100	761,991
frontdoor, Inc.*	15,900	753,978
Graham Holdings Co., Class B	900	575,091
Grand Canyon Education, Inc.*	9,300	890,847
H&R Block, Inc.	39,750	933,330
Houghton Mifflin Harcourt Co.*	7,700	48,125
Laureate Education, Inc., Class A*	16,300	287,043
Service Corp. International	42,000	1,933,260
ServiceMaster Global Holdings, Inc.*	31,800	1,229,388
Strategic Education, Inc.	4,200	667,380

		10,097,230

Hotels, Restaurants & Leisure (2.1%)
Aramark	56,900	2,469,460
Bloomin’ Brands, Inc.	7,200	158,904
Boyd Gaming Corp.	3,100	92,814
Caesars Entertainment Corp.*	122,500	1,666,000
Carnival Corp.	76,860	3,906,794
Cheesecake Factory, Inc. (The) (x)	2,400	93,264
Chipotle Mexican Grill, Inc.*	5,200	4,352,972
Choice Hotels International, Inc.	7,400	765,382
Churchill Downs, Inc.	9,600	1,317,120
Cracker Barrel Old Country Store, Inc. (x)	5,800	891,692
Darden Restaurants, Inc.	26,850	2,926,918
Domino’s Pizza, Inc.	8,700	2,555,886
Dunkin’ Brands Group, Inc.	21,300	1,609,002
Eldorado Resorts, Inc. (x)*	13,500	805,140
Extended Stay America, Inc.	36,500	542,390
Hilton Grand Vacations, Inc.*	19,140	658,225
Hilton Worldwide Holdings, Inc.	57,333	6,358,803
Hyatt Hotels Corp., Class A	9,300	834,303
International Game Technology plc	3,700	55,389
Las Vegas Sands Corp.	66,500	4,591,160
Marriott International, Inc., Class A	52,705	7,981,118
Marriott Vacations Worldwide Corp.	8,171	1,052,098
McDonald’s Corp.	147,321	29,112,103
MGM Resorts International	96,400	3,207,228
Norwegian Cruise Line Holdings Ltd.*	42,200	2,464,902
Penn National Gaming, Inc.*	18,200	465,192
Planet Fitness, Inc., Class A*	18,400	1,374,112
Red Rock Resorts, Inc., Class A	7,700	184,415
Royal Caribbean Cruises Ltd.	33,350	4,452,559
SeaWorld Entertainment, Inc.*	2,700	85,617
Shake Shack, Inc., Class A (x)*	5,700	339,549
Six Flags Entertainment Corp.	16,884	761,637
Starbucks Corp.	231,300	20,335,896
Texas Roadhouse, Inc.	18,200	1,025,024
Vail Resorts, Inc.	8,300	1,990,589
Wendy’s Co. (The)	47,800	1,061,638
Wingstop, Inc.	1,300	112,099
Wyndham Destinations, Inc.	21,270	1,099,446
Wyndham Hotels & Resorts, Inc.	21,270	1,335,969
Wynn Resorts Ltd.	21,200	2,944,044
Yum China Holdings, Inc.	77,640	3,727,496
Yum! Brands, Inc.	60,840	6,128,413

		127,892,762

Household Durables (0.4%)
DR Horton, Inc.	65,800	3,470,950
Garmin Ltd.	26,100	2,546,316
Helen of Troy Ltd.*	6,000	1,078,740
iRobot Corp. (x)*	5,600	283,528
KB Home	16,700	572,309
Leggett & Platt, Inc.	33,200	1,687,556
Lennar Corp., Class A	58,989	3,290,996
M.D.C. Holdings, Inc.	6,000	228,960
Meritage Homes Corp.*	7,000	427,770
Mohawk Industries, Inc.*	11,400	1,554,732
Newell Brands, Inc.	88,190	1,695,012
NVR, Inc.*	600	2,285,046
PulteGroup, Inc.	48,900	1,897,320
Taylor Morrison Home Corp., Class A*	11,800	257,948
Tempur Sealy International, Inc.*	10,100	879,306
Toll Brothers, Inc.	32,900	1,299,879
TopBuild Corp.*	7,011	722,694
Whirlpool Corp.	14,420	2,127,383

		26,306,445

Internet & Direct Marketing Retail (2.9%)
Amazon.com, Inc.*	78,365	144,805,981
Booking Holdings, Inc.*	8,180	16,799,511
eBay, Inc.	153,370	5,538,191
Etsy, Inc.*	24,700	1,094,210
Expedia Group, Inc.	27,887	3,015,700
Grubhub, Inc. (x)*	18,300	890,112

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Qurate Retail, Inc., Class A*	86,720	$731,050
Stitch Fix, Inc., Class A (x)*	14,900	382,334
Wayfair, Inc., Class A (x)*	11,600	1,048,292

		174,305,381

Leisure Products (0.1%)
Brunswick Corp.	22,600	1,355,548
Hasbro, Inc.	22,600	2,386,786
Mattel, Inc. (x)*	79,800	1,081,290
Polaris, Inc.	12,300	1,250,910

		6,074,534

Multiline Retail (0.5%)
Dillard’s, Inc., Class A (x)	4,900	360,052
Dollar General Corp.	50,600	7,892,588
Dollar Tree, Inc.*	45,623	4,290,843
Kohl’s Corp.	36,010	1,834,709
Macy’s, Inc.	74,400	1,264,800
Nordstrom, Inc.	24,390	998,283
Ollie’s Bargain Outlet Holdings, Inc.*	10,100	659,631
Target Corp.	97,360	12,482,526

		29,783,432

Specialty Retail (2.2%)
Aaron’s, Inc.	14,600	833,806
Advance Auto Parts, Inc.	14,550	2,330,328
AutoNation, Inc.*	10,800	525,204
AutoZone, Inc.*	4,890	5,825,506
Best Buy Co., Inc.	47,210	4,145,038
Burlington Stores, Inc.*	14,400	3,283,632
Camping World Holdings, Inc., Class A (x)	300	4,422
CarMax, Inc.*	31,750	2,783,523
Carvana Co.*	6,300	579,915
Dick’s Sporting Goods, Inc.	13,200	653,268
Five Below, Inc.*	10,700	1,368,102
Floor & Decor Holdings, Inc., Class A*	13,000	660,530
Foot Locker, Inc.	24,200	943,558
Gap, Inc. (The)	51,790	915,647
Home Depot, Inc. (The)	210,860	46,047,607
L Brands, Inc.	58,690	1,063,463
Lithia Motors, Inc., Class A	4,300	632,100
Lowe’s Cos., Inc.	150,440	18,016,694
Michaels Cos., Inc. (The) (x)*	16,200	131,058
Monro, Inc.	5,300	414,460
Murphy USA, Inc.*	3,855	451,035
O’Reilly Automotive, Inc.*	15,050	6,595,813
Penske Automotive Group, Inc.	4,900	246,078
RH(x)*	3,500	747,250
Ross Stores, Inc.	71,720	8,349,642
Sally Beauty Holdings, Inc.*	8,800	160,600
Tiffany & Co.	25,500	3,408,075
TJX Cos., Inc. (The)	237,100	14,477,326
Tractor Supply Co.	27,000	2,522,880
Ulta Beauty, Inc.*	11,800	2,987,052
Urban Outfitters, Inc.*	14,600	405,442
Williams-Sonoma, Inc.	18,000	1,321,920

		132,830,974

Textiles, Apparel & Luxury Goods (0.8%)
Capri Holdings Ltd.*	31,300	1,194,095
Carter’s, Inc.	10,480	1,145,883
Columbia Sportswear Co.	5,200	520,988
Deckers Outdoor Corp.*	7,200	1,215,792
Hanesbrands, Inc. (x)	80,200	1,190,970
Kontoor Brands, Inc. (x)	4,242	178,122
Lululemon Athletica, Inc.*	23,000	5,328,410
NIKE, Inc., Class B	233,620	23,668,042
PVH Corp.	17,081	1,796,067
Ralph Lauren Corp.	11,370	1,332,792
Skechers U.S.A., Inc., Class A*	30,600	1,321,614
Steven Madden Ltd.	13,803	593,667
Tapestry, Inc.	65,220	1,758,983
Under Armour, Inc., Class A (x)*	44,900	969,840
Under Armour, Inc., Class C*	45,218	867,281
VF Corp.	60,000	5,979,600
Wolverine World Wide, Inc.	15,900	536,466

		49,598,612

Total Consumer Discretionary		606,652,168

Consumer Staples (6.4%)
Beverages (1.5%)
Boston Beer Co., Inc. (The), Class A*	1,600	604,560
Brown-Forman Corp., Class A	13,400	841,118
Brown-Forman Corp., Class B	33,475	2,262,910
Coca-Cola Co. (The)	729,240	40,363,434
Constellation Brands, Inc., Class A	31,700	6,015,075
Keurig Dr Pepper, Inc.	37,710	1,091,705
Molson Coors Brewing Co., Class B	40,350	2,174,865
Monster Beverage Corp.*	73,400	4,664,570
PepsiCo, Inc.	266,490	36,421,188

		94,439,425

Food & Staples Retailing (1.4%)
BJ’s Wholesale Club Holdings, Inc.*	25,200	573,048
Casey’s General Stores, Inc.	7,100	1,128,829
Costco Wholesale Corp.	84,350	24,792,152
Kroger Co. (The)	160,120	4,641,878
Performance Food Group Co.*	18,500	952,380
Sysco Corp.	93,250	7,976,605
US Foods Holding Corp.*	43,800	1,834,782
Walgreens Boots Alliance, Inc.	150,680	8,884,093
Walmart, Inc.	269,620	32,041,641

		82,825,408

Food Products (1.1%)
Archer-Daniels-Midland Co.	115,160	5,337,666
Bunge Ltd.	28,780	1,656,289
Campbell Soup Co.	31,300	1,546,846
Conagra Brands, Inc.	95,092	3,255,950
Darling Ingredients, Inc.*	28,800	808,704
Flowers Foods, Inc.	47,400	1,030,476
General Mills, Inc.	117,900	6,314,724
Hershey Co. (The)	27,550	4,049,299

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Hormel Foods Corp.	54,400	$2,453,984
Ingredion, Inc.	17,300	1,608,035
J&J Snack Foods Corp.	2,200	405,394
JM Smucker Co. (The)	21,927	2,283,259
Kellogg Co.	53,100	3,672,396
Kraft Heinz Co. (The)	122,236	3,927,443
Lamb Weston Holdings, Inc.	28,150	2,421,744
Lancaster Colony Corp.	3,200	512,320
McCormick & Co., Inc. (Non-Voting)	25,650	4,353,574
Mondelez International, Inc., Class A	271,810	14,971,295
Post Holdings, Inc.*	14,800	1,614,680
Sanderson Farms, Inc.	4,100	722,502
TreeHouse Foods, Inc.*	11,500	557,750
Tyson Foods, Inc., Class A	56,100	5,107,344

		68,611,674

Household Products (1.5%)
Church & Dwight Co., Inc.	50,900	3,580,306
Clorox Co. (The)	26,850	4,122,549
Colgate-Palmolive Co.	162,920	11,215,413
Energizer Holdings, Inc. (x)	16,450	826,119
Kimberly-Clark Corp.	66,200	9,105,810
Procter & Gamble Co. (The)	468,145	58,471,310
Spectrum Brands Holdings, Inc.	7,968	512,263
WD-40 Co.	2,700	524,178

		88,357,948

Personal Products (0.2%)
Coty, Inc., Class A	62,071	698,299
Estee Lauder Cos., Inc. (The), Class A	41,100	8,488,794
Herbalife Nutrition Ltd.*	23,700	1,129,779

		10,316,872

Tobacco (0.7%)
Altria Group, Inc.	354,290	17,682,614
Philip Morris International, Inc.	294,130	25,027,522

		42,710,136

Total Consumer Staples		387,261,463

Energy (4.0%)
Energy Equipment & Services (0.4%)
Apergy Corp.*	4,795	161,975
Archrock, Inc.	16,900	169,676
Baker Hughes Co.	121,884	3,123,887
Cactus, Inc., Class A	10,400	356,928
Covia Holdings Corp. (x)*	1,579	3,221
Dril-Quip, Inc.*	5,800	272,078
Exterran Corp.*	7,850	61,466
Forum Energy Technologies, Inc.*	4,000	6,720
Frank’s International NV*	30,100	155,617
Halliburton Co.	164,730	4,030,943
Helmerich & Payne, Inc.	22,200	1,008,546
KLX Energy Services Holdings, Inc.*	3,092	19,912
McDermott International, Inc. (x)*	36,600	24,764
Nabors Industries Ltd. (x)	60,500	174,240
National Oilwell Varco, Inc.	85,380	2,138,769
NexTier Oilfield Solutions, Inc.*	21,924	146,891
Noble Corp. plc (x)*	55,400	67,588
Oceaneering International, Inc.*	20,400	304,164
Oil States International, Inc.*	14,600	238,126
Patterson-UTI Energy, Inc.	3,000	31,500
ProPetro Holding Corp.*	12,700	142,875
RPC, Inc. (x)	16,700	87,508
Schlumberger Ltd.	267,655	10,759,731
SEACOR Marine Holdings, Inc.*	8	110
Transocean Ltd.*	90,838	624,965
US Silica Holdings, Inc. (x)	14,900	91,635

		24,203,835

Oil, Gas & Consumable Fuels (3.6%)
Antero Midstream Corp. (x)	62,800	476,652
Antero Resources Corp.*	51,000	145,350
Apache Corp.	81,080	2,074,837
Cabot Oil & Gas Corp.	88,500	1,540,785
California Resources Corp. (x)*	9,724	87,808
Callon Petroleum Co. (x)*	57,275	276,638
Centennial Resource Development, Inc., Class A*	70,100	323,862
Cheniere Energy, Inc.*	46,900	2,864,183
Chevron Corp.	364,700	43,949,997
Cimarex Energy Co.	20,260	1,063,447
CNX Resources Corp.*	24,800	219,480
Concho Resources, Inc.	41,532	3,636,957
ConocoPhillips	214,776	13,966,883
Continental Resources, Inc.	20,200	692,860
CVR Energy, Inc.	7,000	283,010
Delek US Holdings, Inc.	17,124	574,168
Denbury Resources, Inc. (x)*	93,100	131,271
Devon Energy Corp.	93,630	2,431,571
Diamondback Energy, Inc.	34,841	3,235,335
EOG Resources, Inc.	110,300	9,238,728
Equitrans Midstream Corp. (x)	10,601	141,629
Exxon Mobil Corp.#	801,765	55,947,162
Green Plains, Inc.	600	9,258
Gulfport Energy Corp.*	29,500	89,680
Hess Corp.	51,520	3,442,051
HollyFrontier Corp.	37,332	1,893,106
Jagged Peak Energy, Inc. (x)*	23,900	202,911
Kinder Morgan, Inc.	376,971	7,980,476
Kosmos Energy Ltd.	6,800	38,760
Magnolia Oil & Gas Corp., Class A (x)*	28,400	357,272
Marathon Oil Corp.	176,590	2,398,092
Marathon Petroleum Corp.	126,533	7,623,613
Matador Resources Co.*	18,100	325,257
Murphy Oil Corp. (x)	37,020	992,136
Noble Energy, Inc.	110,554	2,746,161
Oasis Petroleum, Inc.*	42,800	139,528
Occidental Petroleum Corp.	172,988	7,128,836
ONEOK, Inc.	83,513	6,319,429
Parsley Energy, Inc., Class A	49,800	941,718
PBF Energy, Inc., Class A	22,900	718,373

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
PDC Energy, Inc.*	13,100	$342,827
Peabody Energy Corp.	14,200	129,504
Phillips 66	88,588	9,869,589
Pioneer Natural Resources Co.	34,450	5,214,697
SFL Corp. Ltd. (x)	19,100	277,714
SM Energy Co.	15,700	176,468
Southwestern Energy Co. (x)*	114,550	277,211
SRC Energy, Inc.*	50,500	208,060
Targa Resources Corp.	46,300	1,890,429
Teekay Corp.	2,200	11,704
Tellurian, Inc. (x)*	20,700	150,696
Unit Corp. (x)*	900	626
Valero Energy Corp.	81,330	7,616,555
Whiting Petroleum Corp. (x)*	18,950	139,093
Williams Cos., Inc. (The)	235,679	5,590,306
World Fuel Services Corp.	13,100	568,802
WPX Energy, Inc.*	86,833	1,193,086

		220,306,637

Total Energy		244,510,472

Financials (13.5%)
Banks (5.7%)
1st Source Corp.	200	10,376
Amerant Bancorp, Inc. (x)*	500	10,895
Ameris Bancorp	12,600	536,004
Associated Banc-Corp.	35,306	778,144
Atlantic Union Bankshares Corp.	13,400	503,170
BancFirst Corp.	1,300	81,172
BancorpSouth Bank	17,650	554,386
Bank of America Corp.	1,594,892	56,172,096
Bank of Hawaii Corp.	12,700	1,208,532
Bank of NT Butterfield & Son Ltd. (The)	4,500	166,590
Bank OZK	25,100	765,675
BankUnited, Inc.	26,500	968,840
Banner Corp.	5,100	288,609
Berkshire Hills Bancorp, Inc.	5,200	170,976
BOK Financial Corp.	6,050	528,770
Boston Private Financial Holdings, Inc.	7,700	92,631
Brookline Bancorp, Inc.	22,900	376,934
Cathay General Bancorp	21,630	823,022
CenterState Bank Corp.	16,900	422,162
CIT Group, Inc.	20,000	912,600
Citigroup, Inc.	429,584	34,319,466
Citizens Financial Group, Inc.	86,300	3,504,643
City Holding Co.	4,530	371,234
Columbia Banking System, Inc.	14,000	569,590
Comerica, Inc.	32,000	2,296,000
Commerce Bancshares, Inc.	21,549	1,464,039
Community Bank System, Inc.	8,900	631,366
Cullen/Frost Bankers, Inc.	12,200	1,192,916
CVB Financial Corp.	25,800	556,764
Dime Community Bancshares, Inc.	18,400	384,376
Eagle Bancorp, Inc.	300	14,589
East West Bancorp, Inc.	31,600	1,538,920
Enterprise Financial Services Corp.	1,100	53,031
FB Financial Corp.	900	35,631
Fifth Third Bancorp	143,045	4,397,203
First Bancorp (Nasdaq Stock Exchange)	1,000	39,910
First Bancorp (Quotrix Stock Exchange)	30,400	321,936
First Busey Corp.	5,933	163,158
First Citizens BancShares, Inc., Class A	2,200	1,170,862
First Commonwealth Financial Corp.	11,300	163,963
First Financial Bancorp	12,800	325,632
First Financial Bankshares, Inc. (x)	37,600	1,319,760
First Financial Corp.	8,400	384,048
First Hawaiian, Inc.	21,800	628,930
First Horizon National Corp.	72,610	1,202,422
First Interstate BancSystem, Inc., Class A	6,300	264,096
First Merchants Corp.	8,300	345,197
First Midwest Bancorp, Inc.	16,800	387,408
First Republic Bank	34,500	4,052,025
FNB Corp.	68,356	868,121
Fulton Financial Corp.	42,300	737,289
Glacier Bancorp, Inc.	20,100	924,399
Great Southern Bancorp, Inc.	100	6,332
Great Western Bancorp, Inc.	10,100	350,874
Hancock Whitney Corp.	24,124	1,058,561
Heartland Financial USA, Inc.	2,100	104,454
Heritage Financial Corp.	1,200	33,960
Hilltop Holdings, Inc.	13,200	329,076
Home BancShares, Inc.	34,000	668,440
Hope Bancorp, Inc.	22,283	331,125
Huntington Bancshares, Inc.	220,191	3,320,480
IBERIABANK Corp.	11,200	838,096
Independent Bank Corp./MA	5,400	449,550
Independent Bank Group, Inc.	1,700	94,248
International Bancshares Corp.	7,500	323,025
Investors Bancorp, Inc.	56,965	678,738
JPMorgan Chase & Co.	604,825	84,312,605
KeyCorp	201,402	4,076,376
M&T Bank Corp.	25,257	4,287,376
National Bank Holdings Corp., Class A	1,000	35,220
NBT Bancorp, Inc.	9,200	373,152
OFG Bancorp	3,200	75,552
Old National Bancorp	23,600	431,644
Opus Bank	100	2,587
Pacific Premier Bancorp, Inc.	9,600	313,008
PacWest Bancorp	26,596	1,017,829
Park National Corp.	900	92,142
People’s United Financial, Inc.	74,200	1,253,980
Pinnacle Financial Partners, Inc.	16,056	1,027,584
PNC Financial Services Group, Inc. (The)	84,618	13,507,571
Popular, Inc.	24,050	1,412,938
Prosperity Bancshares, Inc.	19,912	1,431,474
Regions Financial Corp.	207,100	3,553,836
Renasant Corp.	7,600	269,192
S&T Bancorp, Inc.	8,400	338,436
Sandy Spring Bancorp, Inc.	2,400	90,912
Seacoast Banking Corp. of Florida*	6,200	189,534

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
ServisFirst Bancshares, Inc.	4,100	$154,488
Signature Bank	12,100	1,652,981
Simmons First National Corp., Class A	13,600	364,344
South State Corp.	5,900	511,825
Southside Bancshares, Inc.	1,000	37,140
Sterling Bancorp	46,737	985,216
SVB Financial Group*	11,200	2,811,648
Synovus Financial Corp.	35,013	1,372,510
TCF Financial Corp.	32,514	1,521,655
Texas Capital Bancshares, Inc.*	12,000	681,240
Tompkins Financial Corp.	3,839	351,269
Towne Bank	11,879	330,474
Triumph Bancorp, Inc.*	1,600	60,832
Truist Financial Corp.	253,364	14,269,460
Trustmark Corp.	8,750	301,963
UMB Financial Corp.	10,600	727,584
Umpqua Holdings Corp.	44,690	791,013
United Bankshares, Inc.	20,400	788,664
United Community Banks, Inc.	9,300	287,184
US Bancorp	273,590	16,221,151
Valley National Bancorp	75,029	859,082
Veritex Holdings, Inc.	2,400	69,912
Webster Financial Corp.	18,400	981,824
Wells Fargo & Co.	755,219	40,630,782
WesBanco, Inc.	8,800	332,552
Westamerica Bancorp	5,000	338,850
Western Alliance Bancorp	20,800	1,185,600
Wintrust Financial Corp.	11,500	815,350
Zions Bancorp NA	40,900	2,123,528

		348,240,536

Capital Markets (2.6%)
Affiliated Managers Group, Inc.	13,740	1,164,328
Ameriprise Financial, Inc.	26,060	4,341,075
Ares Management Corp.	7,800	278,382
Artisan Partners Asset Management, Inc., Class A	10,600	342,592
Associated Capital Group, Inc., Class A (x)	6,800	266,560
Bank of New York Mellon Corp. (The)	166,250	8,367,362
BGC Partners, Inc., Class A	50,700	301,158
BlackRock, Inc.	22,910	11,516,857
Blucora, Inc.*	2,400	62,736
Brightsphere Investment Group, Inc.	9,800	100,156
Cboe Global Markets, Inc.	22,800	2,736,000
Charles Schwab Corp. (The)	226,334	10,764,445
CME Group, Inc.	68,865	13,822,583
Cohen & Steers, Inc.	4,400	276,144
E*TRADE Financial Corp.	49,010	2,223,584
Eaton Vance Corp.	24,640	1,150,442
Evercore, Inc., Class A	8,900	665,364
FactSet Research Systems, Inc.	7,800	2,092,740
Federated Investors, Inc., Class B	23,300	759,347
Focus Financial Partners, Inc., Class A*	4,800	141,456
Franklin Resources, Inc.	54,890	1,426,042
GAMCO Investors, Inc., Class A	6,300	122,787
Goldman Sachs Group, Inc. (The)	62,100	14,278,653
Hamilton Lane, Inc., Class A	4,700	280,120
Houlihan Lokey, Inc.	6,600	322,542
Interactive Brokers Group, Inc., Class A	14,040	654,545
Intercontinental Exchange, Inc.	108,590	10,050,004
INTL. FCStone, Inc.*	100	4,883
Invesco Ltd.	96,600	1,736,868
Janus Henderson Group plc	31,900	779,955
Lazard Ltd., Class A	25,200	1,006,992
Legg Mason, Inc.	19,050	684,086
LPL Financial Holdings, Inc.	16,700	1,540,575
MarketAxess Holdings, Inc.	7,160	2,714,428
Moelis & Co., Class A	8,600	274,512
Moody’s Corp.	31,250	7,419,062
Morgan Stanley	225,973	11,551,740
Morningstar, Inc.	3,200	484,192
MSCI, Inc.	16,034	4,139,658
Nasdaq, Inc.	24,000	2,570,400
Northern Trust Corp.	38,850	4,127,424
Piper Jaffray Cos.	3,600	287,784
PJT Partners, Inc., Class A	1,900	85,747
Raymond James Financial, Inc.	24,000	2,147,040
S&P Global, Inc.	47,430	12,950,762
Sculptor Capital Management, Inc.	2,100	46,410
SEI Investments Co.	25,150	1,646,822
State Street Corp.	71,150	5,627,965
Stifel Financial Corp.	15,339	930,310
T. Rowe Price Group, Inc.	46,880	5,711,859
TD Ameritrade Holding Corp.	52,636	2,616,009
Virtu Financial, Inc., Class A (x)	19,200	307,008
Virtus Investment Partners, Inc.	700	85,204
Waddell & Reed Financial, Inc., Class A (x)	9,720	162,518
WisdomTree Investments, Inc.	18,800	90,992

		160,239,209

Consumer Finance (0.7%)
Ally Financial, Inc.	80,500	2,460,080
American Express Co.	129,556	16,128,427
Capital One Financial Corp.	92,570	9,526,379
Credit Acceptance Corp.*	1,900	840,427
Discover Financial Services	65,570	5,561,647
Encore Capital Group, Inc. (x)*	2,300	81,328
Enova International, Inc.*	2,300	55,338
FirstCash, Inc.	10,972	884,672
Green Dot Corp., Class A*	9,900	230,670
LendingClub Corp.*	8,780	110,804
Navient Corp.	40,984	560,661
Nelnet, Inc., Class A	4,500	262,080
OneMain Holdings, Inc.	12,500	526,875
PRA Group, Inc.*	3,600	130,680
Santander Consumer USA Holdings, Inc.	13,000	303,810
SLM Corp.	117,584	1,047,673
Synchrony Financial	134,400	4,839,744

		43,551,295

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Diversified Financial Services (1.4%)
Berkshire Hathaway, Inc., Class B*	372,085	$84,277,253
Cannae Holdings, Inc.*	7,360	273,718
Jefferies Financial Group, Inc.	49,888	1,066,107
Voya Financial, Inc.	32,700	1,994,046

		87,611,124

Insurance (2.7%)
Aflac, Inc.	148,100	7,834,490
Alleghany Corp.*	3,054	2,441,887
Allstate Corp. (The)	65,040	7,313,748
Ambac Financial Group, Inc.*	3,600	77,652
American Equity Investment Life Holding Co.	12,700	380,111
American Financial Group, Inc.	16,830	1,845,409
American International Group, Inc.	169,236	8,686,884
American National Insurance Co.	2,600	305,968
AMERISAFE, Inc.	2,400	158,472
Aon plc	44,778	9,326,810
Arch Capital Group Ltd.*	76,000	3,259,640
Argo Group International Holdings Ltd.	4,375	287,656
Arthur J Gallagher & Co.	39,500	3,761,585
Assurant, Inc.	12,900	1,690,932
Assured Guaranty Ltd.	21,700	1,063,734
Athene Holding Ltd., Class A*	32,754	1,540,421
Axis Capital Holdings Ltd.	17,270	1,026,529
Brighthouse Financial, Inc.*	24,732	970,236
Brown & Brown, Inc.	51,200	2,021,376
Chubb Ltd.	88,544	13,782,759
Cincinnati Financial Corp.	29,720	3,125,058
CNA Financial Corp.	6,900	309,189
CNO Financial Group, Inc.	29,600	536,648
Employers Holdings, Inc.	3,900	162,825
Enstar Group Ltd.*	1,400	289,604
Erie Indemnity Co., Class A	5,900	979,400
Everest Re Group Ltd.	7,900	2,187,036
FBL Financial Group, Inc., Class A	1,900	111,967
Fidelity National Financial, Inc.	52,889	2,398,516
First American Financial Corp.	26,400	1,539,648
Genworth Financial, Inc., Class A*	84,200	370,480
Globe Life, Inc.	21,405	2,252,876
Goosehead Insurance, Inc., Class A (x)	1,900	80,560
Hanover Insurance Group, Inc. (The)	10,690	1,461,002
Hartford Financial Services Group, Inc. (The)	73,710	4,479,357
Horace Mann Educators Corp.	3,100	135,346
James River Group Holdings Ltd.	1,700	70,057
Kemper Corp.	13,682	1,060,355
Kinsale Capital Group, Inc.	900	91,494
Lincoln National Corp.	39,350	2,322,043
Loews Corp.	55,792	2,928,522
Markel Corp.*	2,960	3,383,783
Marsh & McLennan Cos., Inc.	97,350	10,845,763
MBIA, Inc.*	7,600	70,680
Mercury General Corp.	2,600	126,698
MetLife, Inc.	156,960	8,000,251
National General Holdings Corp.	12,700	280,670
Old Republic International Corp.	71,894	1,608,269
Primerica, Inc.	9,800	1,279,488
Principal Financial Group, Inc.	54,300	2,986,500
ProAssurance Corp.	8,400	303,576
Progressive Corp. (The)	114,100	8,259,699
Prudential Financial, Inc.	79,231	7,427,114
Reinsurance Group of America, Inc.	12,610	2,056,187
RenaissanceRe Holdings Ltd.	9,760	1,913,155
RLI Corp.	8,880	799,378
Safety Insurance Group, Inc.	500	46,265
Selective Insurance Group, Inc.	13,700	893,103
State Auto Financial Corp.	200	6,204
Stewart Information Services Corp.	1,200	48,948
Third Point Reinsurance Ltd.*	12,900	135,708
Travelers Cos., Inc. (The)	51,070	6,994,037
Trupanion, Inc. (x)*	2,300	86,158
United Fire Group, Inc.	700	30,611
Universal Insurance Holdings, Inc.	1,900	53,181
Unum Group	50,300	1,466,748
White Mountains Insurance Group Ltd.	600	669,306
Willis Towers Watson plc	25,500	5,149,470
WR Berkley Corp.	30,300	2,093,730

		161,682,962

Mortgage Real Estate Investment Trusts (REITs) (0.2%)
AGNC Investment Corp. (REIT)	103,900	1,836,952
Annaly Capital Management, Inc. (REIT)	277,153	2,610,781
Apollo Commercial Real Estate Finance, Inc. (REIT)	29,500	539,555
ARMOUR Residential REIT, Inc. (REIT)	100	1,787
Blackstone Mortgage Trust, Inc. (REIT), Class A (x)	21,000	781,620
Capstead Mortgage Corp. (REIT)	5,500	43,560
Chimera Investment Corp. (REIT)	44,040	905,462
Colony Credit Real Estate, Inc. (REIT)	7,900	103,964
Granite Point Mortgage Trust, Inc. (REIT)	3,700	68,006
Invesco Mortgage Capital, Inc. (REIT)	22,000	366,300
KKR Real Estate Finance Trust, Inc. (REIT) (x)	2,100	42,882
Ladder Capital Corp. (REIT)	8,795	158,662
MFA Financial, Inc. (REIT)	120,050	918,383
New Residential Investment Corp. (REIT)	66,550	1,072,121

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
PennyMac Mortgage Investment Trust (REIT)	1,100	$24,519
Redwood Trust, Inc. (REIT)	3,900	64,506
Starwood Property Trust, Inc. (REIT)	57,200	1,421,992
TPG RE Finance Trust, Inc. (REIT)	900	18,243
Two Harbors Investment Corp. (REIT)	59,620	871,644

		11,850,939

Thrifts & Mortgage Finance (0.2%)
Axos Financial, Inc.*	4,800	145,344
Capitol Federal Financial, Inc.	22,586	310,106
Columbia Financial, Inc.*	9,700	164,318
Essent Group Ltd.	17,600	915,024
Flagstar Bancorp, Inc.	2,100	80,325
HomeStreet, Inc.*	2,000	68,000
Kearny Financial Corp.	23,932	330,979
LendingTree, Inc. (x)*	1,400	424,816
Meta Financial Group, Inc.	2,500	91,275
MGIC Investment Corp.	75,800	1,074,086
Mr Cooper Group, Inc.*	10,400	130,104
New York Community Bancorp, Inc.	108,550	1,304,771
NMI Holdings, Inc., Class A*	4,000	132,720
Northfield Bancorp, Inc.	200	3,392
Northwest Bancshares, Inc.	16,800	279,384
OceanFirst Financial Corp.	5,300	135,362
PennyMac Financial Services, Inc.	2,400	81,696
Provident Financial Services, Inc.	4,000	98,600
Radian Group, Inc.	50,400	1,268,064
TFS Financial Corp. (x)	15,800	310,944
TrustCo Bank Corp.	6,300	54,621
Walker & Dunlop, Inc.	4,300	278,124
Washington Federal, Inc.	23,100	846,615
WSFS Financial Corp.	6,690	294,293

		8,822,963

Total Financials		821,999,028

Health Care (14.0%)
Biotechnology (2.4%)
AbbVie, Inc.	282,904	25,048,320
ACADIA Pharmaceuticals, Inc.*	22,300	953,994
Acceleron Pharma, Inc.*	6,700	355,234
Achillion Pharmaceuticals, Inc.*	23,600	142,308
Acorda Therapeutics, Inc.*	9,800	19,992
Agios Pharmaceuticals, Inc.*	8,400	401,100
Aimmune Therapeutics, Inc. (x)*	12,800	428,416
Akcea Therapeutics, Inc. (x)*	9,500	160,930
Akebia Therapeutics, Inc.*	11,491	72,623
Alector, Inc. (x)*	1,300	22,399
Alexion Pharmaceuticals, Inc.*	44,153	4,775,147
Alkermes plc*	37,600	767,040
Allakos, Inc. (x)*	3,800	362,368
Allogene Therapeutics, Inc. (x)*	10,400	270,192
Alnylam Pharmaceuticals, Inc.*	20,100	2,314,917
AMAG Pharmaceuticals, Inc. (x)*	5,400	65,718
Amgen, Inc.	113,539	27,370,847
Amicus Therapeutics, Inc.*	28,800	280,512
AnaptysBio, Inc.*	6,600	107,250
Apellis Pharmaceuticals, Inc.*	8,700	266,394
Arena Pharmaceuticals, Inc.*	7,000	317,940
ArQule, Inc.*	43,500	868,260
Arrowhead Pharmaceuticals, Inc.*	18,200	1,154,426
Atara Biotherapeutics, Inc.*	5,800	95,526
Athenex, Inc. (x)*	6,400	97,728
Audentes Therapeutics, Inc.*	8,500	508,640
Biogen, Inc.*	35,560	10,551,719
Biohaven Pharmaceutical Holding Co. Ltd.*	5,400	293,976
BioMarin Pharmaceutical, Inc.*	39,500	3,339,725
Bluebird Bio, Inc. (x)*	9,900	868,725
Blueprint Medicines Corp.*	9,100	729,001
CareDx, Inc.*	6,500	140,205
Clovis Oncology, Inc. (x)*	9,800	102,165
Cortexyme, Inc. (x)*	900	50,526
Cyclerion Therapeutics, Inc.*	2,220	6,038
Deciphera Pharmaceuticals, Inc.*	3,900	242,736
Denali Therapeutics, Inc. (x)*	14,300	249,106
Dicerna Pharmaceuticals, Inc.*	4,600	101,338
Eagle Pharmaceuticals, Inc.*	1,800	108,144
Editas Medicine, Inc.*	11,500	340,515
Emergent BioSolutions, Inc.*	5,600	302,120
Enanta Pharmaceuticals, Inc.*	4,500	278,010
Epizyme, Inc.*	11,100	273,060
Esperion Therapeutics, Inc. (x)*	5,300	316,039
Exact Sciences Corp.*	26,700	2,469,216
Exelixis, Inc.*	63,800	1,124,156
Fate Therapeutics, Inc.*	7,800	152,646
FibroGen, Inc.*	14,700	630,483
Five Prime Therapeutics, Inc.*	5,900	27,081
G1 Therapeutics, Inc.*	4,600	121,578
Gilead Sciences, Inc.	244,891	15,913,017
Global Blood Therapeutics, Inc.*	9,000	715,410
Gossamer Bio, Inc. (x)*	1,800	28,134
Halozyme Therapeutics, Inc.*	17,900	317,367
Heron Therapeutics, Inc.*	14,700	345,450
ImmunoGen, Inc.*	32,100	163,870
Immunomedics, Inc.*	33,600	710,976
Incyte Corp.*	37,700	3,291,964
Insmed, Inc. (x)*	16,100	384,468
Intellia Therapeutics, Inc. (x)*	5,900	86,553
Intercept Pharmaceuticals, Inc. (x)*	3,200	396,544
Intrexon Corp. (x)*	54,300	297,564
Ionis Pharmaceuticals, Inc.*	24,800	1,498,168
Iovance Biotherapeutics, Inc.*	14,600	404,128
Ironwood Pharmaceuticals, Inc.*	22,200	295,482
Karyopharm Therapeutics, Inc. (x)*	8,700	166,779
Lexicon Pharmaceuticals, Inc. (x)*	15,300	63,495
Ligand Pharmaceuticals, Inc. (x)*	3,500	365,015
Madrigal Pharmaceuticals, Inc.*	3,500	318,885
Medicines Co. (The) (x)*	14,300	1,214,642

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Mirati Therapeutics, Inc.*	4,800	$618,528
Moderna, Inc. (x)*	39,400	770,664
Momenta Pharmaceuticals, Inc.*	20,900	412,357
Myriad Genetics, Inc.*	11,500	313,145
Natera, Inc.*	7,600	256,044
Neurocrine Biosciences, Inc.*	18,900	2,031,561
OPKO Health, Inc. (x)*	131,725	193,636
PDL BioPharma, Inc.*	58,500	189,833
Portola Pharmaceuticals, Inc.*	11,200	267,456
Prothena Corp. plc*	3,600	56,988
PTC Therapeutics, Inc.*	10,900	523,527
Puma Biotechnology, Inc. (x)*	7,600	66,500
Ra Pharmaceuticals, Inc.*	4,500	211,185
Radius Health, Inc.*	9,800	197,568
Regeneron Pharmaceuticals, Inc.*	16,200	6,082,776
REGENXBIO, Inc.*	7,100	290,887
Retrophin, Inc.*	4,300	61,060
Rubius Therapeutics, Inc. (x)*	2,900	27,550
Sage Therapeutics, Inc.*	8,600	620,834
Sangamo Therapeutics, Inc.*	18,800	157,356
Sarepta Therapeutics, Inc.*	12,700	1,638,808
Seattle Genetics, Inc.*	23,100	2,639,406
Seres Therapeutics, Inc. (x)*	600	2,070
Solid Biosciences, Inc. (x)*	7,000	31,150
Spectrum Pharmaceuticals, Inc.*	27,100	98,644
Turning Point Therapeutics, Inc. (x)*	2,100	130,809
Ultragenyx Pharmaceutical, Inc.*	8,700	371,577
United Therapeutics Corp.*	10,000	880,800
Veracyte, Inc.*	7,600	212,192
Vertex Pharmaceuticals, Inc.*	50,100	10,969,395
Xencor, Inc. (x)*	7,100	244,169
ZIOPHARM Oncology, Inc. (x)*	25,968	122,569

		147,715,484

Health Care Equipment & Supplies (3.5%)
Abbott Laboratories	329,412	28,612,726
ABIOMED, Inc.*	8,500	1,450,015
Align Technology, Inc.*	15,100	4,213,504
AtriCure, Inc.*	1,800	58,518
Atrion Corp.	200	150,300
Avanos Medical, Inc.*	7,975	268,758
Axogen, Inc. (x)*	3,700	66,193
Axonics Modulation Technologies, Inc. (x)*	2,100	58,191
Baxter International, Inc.	94,180	7,875,332
Becton Dickinson and Co.	50,713	13,792,415
Boston Scientific Corp.*	272,600	12,326,972
Cantel Medical Corp.	8,150	577,835
Cardiovascular Systems, Inc.*	2,500	121,475
CONMED Corp.	5,200	581,516
Cooper Cos., Inc. (The)	9,900	3,180,771
CryoLife, Inc.*	2,000	54,180
Danaher Corp.	116,660	17,904,977
Dentsply Sirona, Inc.	48,980	2,771,778
DexCom, Inc.*	17,500	3,827,950
Edwards Lifesciences Corp.*	40,500	9,448,245
Envista Holdings Corp.*	21,763	645,055
Glaukos Corp.*	2,500	136,175
Globus Medical, Inc., Class A*	14,100	830,208
Haemonetics Corp.*	12,100	1,390,290
Hill-Rom Holdings, Inc.	14,830	1,683,650
Hologic, Inc.*	52,800	2,756,688
ICU Medical, Inc.*	3,200	598,784
IDEXX Laboratories, Inc.*	17,700	4,622,001
Inogen, Inc.*	3,600	245,988
Insulet Corp.*	11,300	1,934,560
Integer Holdings Corp.*	6,500	522,795
Integra LifeSciences Holdings Corp.*	14,600	850,888
Intuitive Surgical, Inc.*	22,000	13,005,300
iRhythm Technologies, Inc.*	3,000	204,270
Lantheus Holdings, Inc.*	4,200	86,142
LivaNova plc*	10,700	807,101
Masimo Corp.*	9,200	1,454,152
Medtronic plc	256,685	29,120,913
Meridian Bioscience, Inc.	16,100	157,297
Merit Medical Systems, Inc.*	10,800	337,176
Natus Medical, Inc.*	6,700	221,033
Neogen Corp.*	13,200	861,432
Nevro Corp.*	5,600	658,224
Novocure Ltd.*	14,700	1,238,769
NuVasive, Inc.*	12,950	1,001,553
OraSure Technologies, Inc.*	6,200	49,786
Orthofix Medical, Inc.*	1,100	50,798
Penumbra, Inc.*	6,300	1,034,901
Quidel Corp.*	5,100	382,653
ResMed, Inc.	29,700	4,602,609
Silk Road Medical, Inc.*	2,600	104,988
STAAR Surgical Co.*	8,000	281,360
STERIS plc	18,500	2,819,770
Stryker Corp.	65,270	13,702,784
Tactile Systems Technology, Inc.*	1,600	108,016
Tandem Diabetes Care, Inc.*	10,300	613,983
Teleflex, Inc.	9,200	3,463,248
Varex Imaging Corp.*	8,924	266,024
Varian Medical Systems, Inc.*	18,410	2,614,404
West Pharmaceutical Services, Inc.	16,900	2,540,577
Wright Medical Group NV*	21,955	669,188
Zimmer Biomet Holdings, Inc.	40,500	6,062,040

		212,079,224

Health Care Providers & Services (2.7%)
Acadia Healthcare Co., Inc. (x)*	14,500	481,690
Amedisys, Inc.*	5,800	968,136
AmerisourceBergen Corp.	31,700	2,695,134
AMN Healthcare Services, Inc.*	10,100	629,331
Anthem, Inc.	49,180	14,853,835
BioTelemetry, Inc.*	8,100	375,030
Brookdale Senior Living, Inc.*	36,435	264,882
Cardinal Health, Inc.	57,200	2,893,176
Centene Corp.*	80,648	5,070,340
Chemed Corp.	3,000	1,317,780
Cigna Corp.	70,824	14,482,800
Community Health Systems, Inc.*	33,267	96,474

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
CorVel Corp.*	1,100	$96,096
Covetrus, Inc. (x)*	13,120	173,184
CVS Health Corp.	249,234	18,515,594
DaVita, Inc.*	26,300	1,973,289
Diplomat Pharmacy, Inc.*	14,500	58,000
Encompass Health Corp.	24,800	1,717,896
Ensign Group, Inc. (The)	5,800	263,146
Guardant Health, Inc.*	6,000	468,840
HCA Healthcare, Inc.	52,600	7,774,806
HealthEquity, Inc.*	13,100	970,317
Henry Schein, Inc.*	32,800	2,188,416
Humana, Inc.	26,600	9,749,432
Laboratory Corp. of America Holdings*	18,935	3,203,234
LHC Group, Inc.*	6,300	867,888
Magellan Health, Inc.*	4,800	375,600
McKesson Corp.	35,680	4,935,257
MEDNAX, Inc.*	15,240	423,520
Molina Healthcare, Inc.*	12,900	1,750,401
National HealthCare Corp.	400	34,572
National Research Corp.	400	26,376
Patterson Cos., Inc.	14,700	301,056
Pennant Group, Inc. (The)*	4,900	162,043
Premier, Inc., Class A*	8,200	310,616
Quest Diagnostics, Inc.	28,530	3,046,719
R1 RCM, Inc.*	9,700	125,906
Select Medical Holdings Corp.*	19,500	455,130
Tenet Healthcare Corp.*	19,600	745,388
UnitedHealth Group, Inc.	179,757	52,844,963
Universal Health Services, Inc., Class B	15,780	2,263,799
US Physical Therapy, Inc.	300	34,305
WellCare Health Plans, Inc.*	10,400	3,434,184

		163,418,581

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	33,250	326,349
Castlight Health, Inc., Class B*	10,600	14,098
Cerner Corp.	62,600	4,594,214
Change Healthcare, Inc. (x)*	9,441	154,738
Evolent Health, Inc., Class A*	9,900	89,595
HMS Holdings Corp.*	22,500	666,000
Inovalon Holdings, Inc., Class A (x)*	17,700	333,114
Inspire Medical Systems, Inc.*	3,300	244,893
NextGen Healthcare, Inc.*	13,700	220,159
Omnicell, Inc.*	7,900	645,588
Tabula Rasa HealthCare, Inc. (x)*	5,000	243,400
Teladoc Health, Inc. (x)*	10,700	895,804
Veeva Systems, Inc., Class A*	24,800	3,488,368

		11,916,320

Life Sciences Tools & Services (1.1%)
Accelerate Diagnostics, Inc. (x)*	7,400	125,060
Adaptive Biotechnologies Corp. (x)*	8,707	260,513
Agilent Technologies, Inc.	63,630	5,428,275
Avantor, Inc.*	45,594	827,531
Bio-Rad Laboratories, Inc., Class A*	5,100	1,887,153
Bio-Techne Corp.	7,850	1,723,153
Bruker Corp.	27,900	1,422,063
Charles River Laboratories International, Inc.*	12,250	1,871,310
Codexis, Inc. (x)*	4,000	63,960
Illumina, Inc.*	27,900	9,255,546
IQVIA Holdings, Inc.*	34,180	5,281,152
Luminex Corp.	1,600	37,056
Medpace Holdings, Inc.*	2,600	218,556
Mettler-Toledo International, Inc.*	4,600	3,649,088
NeoGenomics, Inc.*	9,800	286,650
PerkinElmer, Inc.	22,400	2,175,040
PRA Health Sciences, Inc.*	10,600	1,178,190
QIAGEN NV*	44,407	1,500,957
Repligen Corp.*	7,500	693,750
Syneos Health, Inc.*	9,500	565,013
Thermo Fisher Scientific, Inc.	75,850	24,641,390
Waters Corp.*	13,400	3,130,910

		66,222,316

Pharmaceuticals (4.1%)
Aerie Pharmaceuticals, Inc. (x)*	14,000	338,380
Akorn, Inc.*	17,100	25,650
Allergan plc	64,047	12,243,865
Amneal Pharmaceuticals, Inc.*	30,000	144,600
Bristol-Myers Squibb Co.	444,768	28,549,658
Catalent, Inc.*	27,600	1,553,880
Corcept Therapeutics, Inc.*	16,500	199,650
Dermira, Inc. (x)*	10,300	156,148
Elanco Animal Health, Inc.*	66,132	1,947,587
Eli Lilly & Co.	163,610	21,503,262
Endo International plc*	50,254	235,691
Horizon Therapeutics plc*	35,600	1,288,720
Innoviva, Inc.*	23,000	325,680
Intra-Cellular Therapies, Inc. (x)*	7,100	243,601
Jazz Pharmaceuticals plc*	12,100	1,806,288
Johnson & Johnson	505,360	73,716,863
Mallinckrodt plc (x)*	16,400	57,236
Merck & Co., Inc.	489,990	44,564,591
Mylan NV*	105,050	2,111,505
MyoKardia, Inc.*	8,000	583,080
Nektar Therapeutics*	31,600	682,086
NGM Biopharmaceuticals, Inc. (x)*	1,000	18,490
Omeros Corp. (x)*	12,900	181,761
Pacira BioSciences, Inc.*	7,500	339,750
Perrigo Co. plc	28,300	1,461,978
Pfizer, Inc.	1,058,317	41,464,860
Phibro Animal Health Corp., Class A	4,200	104,286
Prestige Consumer Healthcare, Inc.*	8,500	344,250
Reata Pharmaceuticals, Inc., Class A*	3,400	695,062
TherapeuticsMD, Inc. (x)*	47,600	115,192
Theravance Biopharma, Inc. (x)*	6,600	170,874
Tricida, Inc. (x)*	2,300	86,802
Zoetis, Inc.	91,100	12,057,085
Zogenix, Inc.*	5,500	286,715

		249,605,126

Total Health Care		850,957,051

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Industrials (9.8%)
Aerospace & Defense (2.3%)
Aerojet Rocketdyne Holdings, Inc.*	14,000	$639,240
AeroVironment, Inc.*	4,500	277,830
Arconic, Inc.	77,716	2,391,321
Axon Enterprise, Inc.*	11,900	872,032
Boeing Co. (The)	100,700	32,804,032
BWX Technologies, Inc.	25,200	1,564,416
Cubic Corp.	2,000	127,140
Curtiss-Wright Corp.	9,200	1,296,188
General Dynamics Corp.	49,870	8,794,574
HEICO Corp.	10,141	1,157,595
HEICO Corp., Class A	14,845	1,329,073
Hexcel Corp.	21,200	1,554,172
Huntington Ingalls Industries, Inc.	8,600	2,157,568
L3Harris Technologies, Inc.	42,878	8,484,270
Lockheed Martin Corp.	47,460	18,479,975
Mercury Systems, Inc.*	10,200	704,922
Moog, Inc., Class A	6,600	563,178
Northrop Grumman Corp.	30,950	10,645,872
Parsons Corp.*	7,800	321,984
Raytheon Co.	54,090	11,885,737
Spirit AeroSystems Holdings, Inc., Class A	21,100	1,537,768
Teledyne Technologies, Inc.*	7,000	2,425,780
Textron, Inc.	52,900	2,359,340
TransDigm Group, Inc.	9,850	5,516,000
Triumph Group, Inc.	5,200	131,404
United Technologies Corp.	155,148	23,234,964

		141,256,375

Air Freight & Logistics (0.5%)
CH Robinson Worldwide, Inc.	29,800	2,330,360
Expeditors International of Washington, Inc.	34,500	2,691,690
FedEx Corp.	46,850	7,084,188
Forward Air Corp.	2,000	139,900
Hub Group, Inc., Class A*	3,000	153,870
United Parcel Service, Inc., Class B	134,950	15,797,247
XPO Logistics, Inc.*	17,800	1,418,660

		29,615,915

Airlines (0.4%)
Alaska Air Group, Inc.	26,900	1,822,475
Allegiant Travel Co.	1,000	174,040
American Airlines Group, Inc.	86,600	2,483,688
Copa Holdings SA, Class A	6,300	680,904
Delta Air Lines, Inc.	113,750	6,652,100
JetBlue Airways Corp.*	69,900	1,308,528
SkyWest, Inc.	7,700	497,651
Southwest Airlines Co.	95,200	5,138,896
Spirit Airlines, Inc.*	13,100	528,061
United Airlines Holdings, Inc.*	45,440	4,002,810

		23,289,153

Building Products (0.4%)
AAON, Inc.	4,300	212,463
Allegion plc	17,966	2,237,486
American Woodmark Corp.*	800	83,608
AO Smith Corp.	30,600	1,457,784
Armstrong World Industries, Inc.	10,400	977,288
Builders FirstSource, Inc.*	21,800	553,938
Fortune Brands Home & Security, Inc.	28,950	1,891,593
JELD-WEN Holding, Inc.*	5,500	128,755
Johnson Controls International plc	153,737	6,258,633
Lennox International, Inc.	6,910	1,685,833
Masco Corp.	60,800	2,917,792
Masonite International Corp.*	2,800	202,188
Owens Corning	26,970	1,756,286
Resideo Technologies, Inc.*	25,650	306,005
Simpson Manufacturing Co., Inc.	6,100	489,403
Trex Co., Inc.*	13,600	1,222,368
Universal Forest Products, Inc.	11,500	548,550

		22,929,973

Commercial Services & Supplies (0.6%)
ABM Industries, Inc.	10,700	403,497
ADT, Inc. (x)	35,800	283,894
Advanced Disposal Services, Inc.*	9,100	299,117
Brady Corp., Class A	7,200	412,272
Brink’s Co. (The)	10,300	934,004
Cimpress plc (x)*	3,800	477,926
Cintas Corp.	16,800	4,520,544
Clean Harbors, Inc.*	10,000	857,500
Copart, Inc.*	41,900	3,810,386
Covanta Holding Corp.	14,300	212,212
Deluxe Corp.	6,100	304,512
Healthcare Services Group, Inc.	10,700	260,224
Herman Miller, Inc.	9,400	391,510
HNI Corp.	7,200	269,712
IAA, Inc.*	27,700	1,303,562
KAR Auction Services, Inc.	27,700	603,583
Matthews International Corp., Class A	7,100	271,007
Mobile Mini, Inc.	7,900	299,489
MSA Safety, Inc.	5,900	745,524
Pitney Bowes, Inc.	19,500	78,585
Republic Services, Inc.	41,535	3,722,782
Rollins, Inc.	31,500	1,044,540
Steelcase, Inc., Class A	4,600	94,116
Stericycle, Inc.*	21,800	1,391,058
Tetra Tech, Inc.	13,600	1,171,776
UniFirst Corp.	3,000	605,940
Waste Management, Inc.	84,250	9,601,130

		34,370,402

Construction & Engineering (0.1%)
AECOM*	32,802	1,414,750
Arcosa, Inc.	4,080	181,764
Comfort Systems USA, Inc.	1,700	84,745
Dycom Industries, Inc.*	2,000	94,300
EMCOR Group, Inc.	15,300	1,320,390
Fluor Corp.	10,660	201,261
Granite Construction, Inc. (x)	4,700	130,049
Jacobs Engineering Group, Inc.	28,100	2,524,223
MasTec, Inc.*	14,700	943,152
Quanta Services, Inc.	33,450	1,361,750
Valmont Industries, Inc.	4,800	718,944

		8,975,328

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Electrical Equipment (0.6%)
Acuity Brands, Inc.	10,300	$1,421,400
AMETEK, Inc.	47,775	4,765,078
Eaton Corp. plc	81,097	7,681,508
Emerson Electric Co.	121,610	9,273,979
EnerSys	13,300	995,239
Generac Holdings, Inc.*	14,600	1,468,614
Hubbell, Inc.	11,700	1,729,494
nVent Electric plc	35,987	920,547
Regal Beloit Corp.	8,600	736,246
Rockwell Automation, Inc.	22,300	4,519,541
Sensata Technologies Holding plc*	37,400	2,014,738
Vicor Corp. (x)*	3,100	144,832

		35,671,216

Industrial Conglomerates (1.2%)
3M Co.	108,130	19,076,295
Carlisle Cos., Inc.	13,000	2,103,920
General Electric Co.	1,672,767	18,668,080
Honeywell International, Inc.	138,700	24,549,900
Roper Technologies, Inc.	20,050	7,102,311

		71,500,506

Machinery (1.9%)
Actuant Corp., Class A	4,900	127,547
AGCO Corp.	12,400	957,900
Albany International Corp., Class A	2,300	174,616
Allison Transmission Holdings, Inc.	23,000	1,111,360
Altra Industrial Motion Corp.	4,500	162,945
Barnes Group, Inc.	15,200	941,792
Caterpillar, Inc.	104,710	15,463,573
Chart Industries, Inc.*	2,600	175,474
Colfax Corp.*	18,100	658,478
Crane Co.	11,400	984,732
Cummins, Inc.	30,660	5,486,914
Deere & Co.	60,540	10,489,160
Donaldson Co., Inc.	26,500	1,526,930
Dover Corp.	29,490	3,399,017
Evoqua Water Technologies Corp.*	9,300	176,235
Flowserve Corp.	26,640	1,325,873
Fortive Corp.	58,630	4,478,746
Franklin Electric Co., Inc.	7,500	429,900
Gardner Denver Holdings, Inc.*	20,900	766,612
Gates Industrial Corp. plc (x)*	24,400	335,744
Graco, Inc.	37,980	1,974,960
Harsco Corp.*	5,000	115,050
Hillenbrand, Inc.	2,200	73,282
IDEX Corp.	15,040	2,586,880
Illinois Tool Works, Inc.	63,110	11,336,449
Ingersoll-Rand plc	46,200	6,140,904
ITT, Inc.	19,525	1,443,093
John Bean Technologies Corp.	6,800	766,088
Kennametal, Inc.	26,190	966,149
Lincoln Electric Holdings, Inc.	14,260	1,379,370
Manitowoc Co., Inc. (The)*	8,225	143,937
Middleby Corp. (The)*	14,000	1,533,280
Mueller Industries, Inc.	8,500	269,875
Mueller Water Products, Inc., Class A	20,800	249,184
Navistar International Corp.*	8,000	231,520
Nordson Corp.	13,460	2,191,826
Oshkosh Corp.	16,900	1,599,585
PACCAR, Inc.	65,030	5,143,873
Parker-Hannifin Corp.	25,010	5,147,558
Pentair plc	35,987	1,650,724
Proto Labs, Inc.*	5,500	558,525
RBC Bearings, Inc.*	3,900	617,526
Rexnord Corp.*	14,900	486,038
Snap-on, Inc.	12,100	2,049,740
SPX FLOW, Inc.*	3,900	190,593
Stanley Black & Decker, Inc.	30,035	4,978,001
Terex Corp.	7,030	209,353
Timken Co. (The)	12,640	711,758
Toro Co. (The)	20,380	1,623,675
Trinity Industries, Inc.	10,440	231,246
WABCO Holdings, Inc.*	12,370	1,676,135
Watts Water Technologies, Inc., Class A	5,400	538,704
Welbilt, Inc.*	10,400	162,344
Westinghouse Air Brake Technologies Corp.	34,787	2,706,429
Woodward, Inc.	10,430	1,235,329
Xylem, Inc.	39,450	3,108,266

		115,200,797

Marine (0.0%)
Kirby Corp.*	14,250	1,275,802

Professional Services (0.5%)
ASGN, Inc.*	13,500	958,095
CBIZ, Inc.*	14,020	377,979
CoStar Group, Inc.*	7,535	4,508,191
Equifax, Inc.	23,320	3,267,598
Exponent, Inc.	10,600	731,506
FTI Consulting, Inc.*	7,200	796,752
Huron Consulting Group, Inc.*	3,300	226,776
IHS Markit Ltd.*	77,200	5,817,020
Insperity, Inc.	7,600	653,904
Korn Ferry	5,600	237,440
ManpowerGroup, Inc.	15,180	1,473,978
Nielsen Holdings plc	78,000	1,583,400
Resources Connection, Inc.	16,950	276,794
Robert Half International, Inc.	27,260	1,721,469
TransUnion	37,800	3,236,058
TriNet Group, Inc.*	5,700	322,677
Verisk Analytics, Inc.	31,800	4,749,012

		30,938,649

Road & Rail (1.0%)
AMERCO	1,400	526,148
CSX Corp.	147,050	10,640,538
Heartland Express, Inc.	11,700	246,285
JB Hunt Transport Services, Inc.	18,850	2,201,303
Kansas City Southern	19,950	3,055,542
Knight-Swift Transportation Holdings, Inc.	30,935	1,108,710
Landstar System, Inc.	9,750	1,110,233
Norfolk Southern Corp.	51,570	10,011,284
Old Dominion Freight Line, Inc.	12,750	2,419,695
Ryder System, Inc.	11,300	613,703
Saia, Inc.*	2,200	204,864
Schneider National, Inc., Class B	12,900	281,478

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Uber Technologies, Inc.*	181,789	$5,406,405
Union Pacific Corp.	135,420	24,482,582

		62,308,770

Trading Companies & Distributors (0.3%)
Air Lease Corp.	21,000	997,920
Applied Industrial Technologies, Inc.	4,300	286,767
Beacon Roofing Supply, Inc.*	7,600	243,048
Fastenal Co.	109,600	4,049,720
GATX Corp.	10,700	886,495
HD Supply Holdings, Inc.*	41,500	1,669,130
Herc Holdings, Inc.*	2,200	107,668
Kaman Corp.	1,800	118,656
MRC Global, Inc.*	8,400	114,576
MSC Industrial Direct Co., Inc., Class A	12,200	957,334
SiteOne Landscape Supply, Inc.*	6,700	607,355
Triton International Ltd.	7,200	289,440
United Rentals, Inc.*	14,722	2,455,188
Univar Solutions, Inc.*	22,900	555,096
Watsco, Inc.	7,310	1,316,896
WESCO International, Inc.*	1,920	114,029
WW Grainger, Inc.	9,350	3,165,162

		17,934,480

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	16,800	719,712

Total Industrials		595,987,078

Information Technology (22.2%)
Communications Equipment (0.9%)
Acacia Communications, Inc.*	7,200	488,232
Arista Networks, Inc.*	11,700	2,379,780
Ciena Corp.*	31,400	1,340,466
Cisco Systems, Inc.	814,970	39,085,961
CommScope Holding Co., Inc.*	42,200	598,818
EchoStar Corp., Class A*	6,500	281,515
F5 Networks, Inc.*	13,700	1,913,205
InterDigital, Inc.	4,100	223,409
Juniper Networks, Inc.	68,900	1,697,007
Lumentum Holdings, Inc.*	14,146	1,121,778
Motorola Solutions, Inc.	33,021	5,321,004
NetScout Systems, Inc.*	9,300	223,851
Ubiquiti, Inc. (x)	1,700	321,266
ViaSat, Inc.*	12,200	892,979
Viavi Solutions, Inc.*	33,650	504,750

		56,394,021

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	55,940	6,054,386
Anixter International, Inc.*	3,200	294,720
Arrow Electronics, Inc.*	19,500	1,652,430
Avnet, Inc.	29,320	1,244,341
AVX Corp.	16,000	327,520
Belden, Inc.	7,600	418,000
CDW Corp.	27,900	3,985,236
Cognex Corp.	38,200	2,140,728
Coherent, Inc.*	5,400	898,290
Corning, Inc.	150,690	4,386,586
Dolby Laboratories, Inc., Class A	12,700	873,760
FLIR Systems, Inc.	29,900	1,556,893
II-VI, Inc.*	18,490	622,558
Insight Enterprises, Inc.*	900	63,261
IPG Photonics Corp.*	9,100	1,318,772
Itron, Inc.*	4,810	403,800
Jabil, Inc.	31,400	1,297,762
Keysight Technologies, Inc.*	37,215	3,819,375
Knowles Corp.*	10,445	220,912
Littelfuse, Inc.	6,500	1,243,450
National Instruments Corp.	23,000	973,820
Novanta, Inc.*	4,100	362,604
Rogers Corp.*	2,300	286,879
Sanmina Corp.*	9,400	321,856
SYNNEX Corp.	8,766	1,129,061
Tech Data Corp.*	7,000	1,005,200
Trimble, Inc.*	49,500	2,063,655
Vishay Intertechnology, Inc.	23,600	502,444
Zebra Technologies Corp., Class A*	10,200	2,605,488

		42,073,787

IT Services (5.2%)
Accenture plc, Class A	121,200	25,521,084
Akamai Technologies, Inc.*	31,700	2,738,246
Alliance Data Systems Corp.	10,752	1,206,374
Amdocs Ltd.	30,310	2,188,079
Automatic Data Processing, Inc.	83,550	14,245,275
Black Knight, Inc.*	27,142	1,750,116
Booz Allen Hamilton Holding Corp.	26,700	1,899,171
Broadridge Financial Solutions, Inc.	25,110	3,102,089
CACI International, Inc., Class A*	6,000	1,499,940
Cognizant Technology Solutions Corp., Class A	106,300	6,592,726
Conduent, Inc.*	47,886	296,893
CoreLogic, Inc.*	17,100	747,441
DXC Technology Co.	53,196	1,999,638
EPAM Systems, Inc.*	11,900	2,524,704
Euronet Worldwide, Inc.*	10,000	1,575,600
ExlService Holdings, Inc.*	2,800	194,488
Fidelity National Information Services, Inc.	118,269	16,450,035
Fiserv, Inc.*	109,702	12,684,842
FleetCor Technologies, Inc.*	16,900	4,862,468
Gartner, Inc.*	18,678	2,878,280
Genpact Ltd.	41,700	1,758,489
Global Payments, Inc.	58,776	10,730,147
GoDaddy, Inc., Class A*	34,300	2,329,656
International Business Machines Corp.	169,631	22,737,339
Jack Henry & Associates, Inc.	14,830	2,160,286
KBR, Inc.	27,600	841,800
Leidos Holdings, Inc.	30,737	3,008,845
LiveRamp Holdings, Inc.*	11,800	567,226
ManTech International Corp., Class A	2,600	207,688
Mastercard, Inc., Class A	170,000	50,760,300
MAXIMUS, Inc.	16,800	1,249,752
MongoDB, Inc. (x)*	8,100	1,066,041
Okta, Inc.*	19,900	2,295,863
Paychex, Inc.	63,210	5,376,643
PayPal Holdings, Inc.*	223,470	24,172,750
Perspecta, Inc.	30,548	807,689

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Sabre Corp.	48,600	$1,090,584
Science Applications International Corp.	12,021	1,046,067
Square, Inc., Class A*	64,900	4,060,144
Switch, Inc., Class A	13,540	200,663
TTEC Holdings, Inc.	10,050	398,181
Twilio, Inc., Class A*	22,500	2,211,300
VeriSign, Inc.*	21,750	4,190,790
Visa, Inc., Class A	330,900	62,176,110
Western Union Co. (The)	90,360	2,419,841
WEX, Inc.*	10,100	2,115,546

		314,937,229

Semiconductors & Semiconductor Equipment (4.0%)
Advanced Energy Industries, Inc.*	5,400	384,480
Advanced Micro Devices, Inc.*	195,500	8,965,630
Amkor Technology, Inc.*	25,800	335,400
Analog Devices, Inc.	71,827	8,535,921
Applied Materials, Inc.	180,220	11,000,629
Broadcom, Inc.	73,880	23,347,558
Brooks Automation, Inc.	13,600	570,656
Cabot Microelectronics Corp.	5,400	779,328
Cirrus Logic, Inc.*	12,300	1,013,643
Cree, Inc.*	20,400	941,460
Cypress Semiconductor Corp.	76,746	1,790,484
Entegris, Inc.	32,940	1,649,965
First Solar, Inc.*	17,400	973,704
Inphi Corp.*	6,700	495,934
Intel Corp.	839,690	50,255,446
KLA Corp.	31,280	5,573,158
Lam Research Corp.	27,875	8,150,650
Lattice Semiconductor Corp.*	13,600	260,304
MACOM Technology Solutions Holdings, Inc.*	12,000	319,200
Marvell Technology Group Ltd.	127,893	3,396,838
Maxim Integrated Products, Inc.	51,350	3,158,538
Microchip Technology, Inc. (x)	45,920	4,808,742
Micron Technology, Inc.*	215,050	11,565,389
MKS Instruments, Inc.	13,200	1,452,132
Monolithic Power Systems, Inc.	9,900	1,762,398
NVIDIA Corp.	110,460	25,991,238
ON Semiconductor Corp.*	90,600	2,208,828
Power Integrations, Inc.	5,500	544,005
Qorvo, Inc.*	22,517	2,617,151
QUALCOMM, Inc.	232,605	20,522,739
Semtech Corp.*	13,600	719,440
Silicon Laboratories, Inc.*	8,740	1,013,665
Skyworks Solutions, Inc.	33,500	4,049,480
Teradyne, Inc.	35,210	2,400,970
Texas Instruments, Inc.	178,390	22,885,653
Universal Display Corp.	10,000	2,060,700
Veeco Instruments, Inc.*	1,400	20,559
Xilinx, Inc.	50,600	4,947,162
Xperi Corp.	1,000	18,500

		241,487,677

Software (7.0%)
2U, Inc.*	9,600	230,304
8x8, Inc.*	9,600	175,680
ACI Worldwide, Inc.*	22,700	859,989
Adobe, Inc.*	93,120	30,711,907
Alarm.com Holdings, Inc.*	4,800	206,256
Altair Engineering, Inc., Class A (x)*	11,800	423,738
Alteryx, Inc., Class A*	8,900	890,623
Anaplan, Inc.*	16,000	838,400
ANSYS, Inc.*	16,700	4,298,747
Appfolio, Inc., Class A*	3,500	384,825
Appian Corp. (x)*	6,600	252,186
Aspen Technology, Inc.*	15,200	1,838,136
Atlassian Corp. plc, Class A*	20,500	2,466,970
Autodesk, Inc.*	41,850	7,677,801
Avalara, Inc.*	8,300	607,975
Blackbaud, Inc.	13,000	1,034,800
Blackline, Inc.*	5,800	299,048
Bottomline Technologies DE, Inc.*	5,100	273,360
Box, Inc., Class A*	24,600	412,788
Cadence Design Systems, Inc.*	57,130	3,962,537
CDK Global, Inc.	27,450	1,500,966
Cerence, Inc.*	2,736	61,916
Ceridian HCM Holding, Inc.*	17,400	1,181,112
Citrix Systems, Inc.	27,950	3,099,655
Cloudera, Inc. (x)*	44,400	516,372
CommVault Systems, Inc.*	8,100	361,584
Cornerstone OnDemand, Inc.*	11,300	661,615
Coupa Software, Inc.*	10,900	1,594,125
DocuSign, Inc.*	29,800	2,208,478
Dropbox, Inc., Class A*	41,200	737,892
Dynatrace, Inc.*	796	20,139
Ebix, Inc.	1,100	36,751
Elastic NV*	7,300	469,390
Envestnet, Inc.*	8,800	612,744
Everbridge, Inc.*	5,100	398,208
Fair Isaac Corp.*	5,800	2,173,144
FireEye, Inc.*	33,600	555,408
Five9, Inc.*	11,500	754,170
Fortinet, Inc.*	30,700	3,277,532
Guidewire Software, Inc.*	17,000	1,866,090
HubSpot, Inc.*	7,400	1,172,900
Intuit, Inc.	48,450	12,690,508
j2 Global, Inc.	9,200	862,132
LivePerson, Inc.*	7,000	259,000
LogMeIn, Inc.	10,804	926,335
Manhattan Associates, Inc.*	12,400	988,900
Microsoft Corp.	1,432,650	225,928,905
MicroStrategy, Inc., Class A*	1,500	213,945
New Relic, Inc.*	9,100	597,961
NortonLifeLock, Inc.	124,490	3,176,985
Nuance Communications, Inc.*	60,290	1,074,971
Nutanix, Inc., Class A*	28,000	875,280
Oracle Corp.	394,121	20,880,531
Palo Alto Networks, Inc.*	18,100	4,185,625
Paycom Software, Inc.*	10,000	2,647,600
Paylocity Holding Corp.*	5,700	688,674
Pegasystems, Inc.	4,500	358,425
Pluralsight, Inc., Class A*	15,600	268,476
Proofpoint, Inc.*	9,200	1,055,976
PTC, Inc.*	20,250	1,516,523
Q2 Holdings, Inc.*	7,400	599,992
Qualys, Inc.*	6,700	558,579
Rapid7, Inc.*	7,100	397,742

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
RealPage, Inc.*	12,100	$650,375
RingCentral, Inc., Class A*	12,900	2,175,843
salesforce.com, Inc.*	156,802	25,502,277
ServiceNow, Inc.*	36,000	10,163,520
Smartsheet, Inc., Class A*	16,600	745,672
SolarWinds Corp.*	16,188	300,287
Splunk, Inc.*	29,100	4,358,307
SS&C Technologies Holdings, Inc.	39,200	2,406,880
SVMK, Inc.*	2,200	39,314
Synopsys, Inc.*	28,920	4,025,664
Tenable Holdings, Inc.*	9,500	227,620
Teradata Corp.*	25,960	694,949
TiVo Corp.	336	2,849
Trade Desk, Inc. (The), Class A*	6,500	1,688,570
Tyler Technologies, Inc.*	7,300	2,190,146
Varonis Systems, Inc.*	3,700	287,527
Verint Systems, Inc.*	14,800	819,328
VMware, Inc., Class A*	14,200	2,155,418
Workday, Inc., Class A*	31,100	5,114,395
Workiva, Inc.*	4,400	185,020
Yext, Inc. (x)*	15,000	216,300
Zendesk, Inc.*	21,000	1,609,230
Zscaler, Inc. (x)*	12,100	562,650

		427,981,467

Technology Hardware, Storage & Peripherals (4.4%)
Apple, Inc.	843,376	247,657,363
Dell Technologies, Inc., Class C*	29,979	1,540,621
Diebold Nixdorf, Inc.*	16,550	174,768
Hewlett Packard Enterprise Co.	258,832	4,105,075
HP, Inc.	305,232	6,272,518
NCR Corp.*	31,200	1,096,992
NetApp, Inc.	45,650	2,841,712
Pure Storage, Inc., Class A*	33,900	580,029
Western Digital Corp.	62,378	3,959,132
Xerox Holdings Corp.	41,657	1,535,894

		269,764,104

Total Information Technology		1,352,638,285

Materials (2.8%)
Chemicals (1.9%)
Air Products & Chemicals, Inc.	43,380	10,193,866
Albemarle Corp.	21,676	1,583,215
Ashland Global Holdings, Inc.	17,264	1,321,214
Axalta Coating Systems Ltd.*	47,000	1,428,800
Balchem Corp.	5,700	579,291
Cabot Corp.	11,900	565,488
Celanese Corp.	26,700	3,287,304
CF Industries Holdings, Inc.	47,210	2,253,806
Chemours Co. (The)	31,328	566,724
Corteva, Inc.	150,377	4,445,144
Dow, Inc.	150,377	8,230,133
DuPont de Nemours, Inc.	142,576	9,153,379
Eastman Chemical Co.	28,128	2,229,425
Ecolab, Inc.	49,988	9,647,184
Element Solutions, Inc.*	43,300	505,744
FMC Corp.	25,400	2,535,428
HB Fuller Co.	9,700	500,229
Huntsman Corp.	40,900	988,144
Ingevity Corp.*	10,555	922,296
Innospec, Inc.	100	10,344
International Flavors & Fragrances, Inc. (x)	20,800	2,683,616
Linde plc	103,177	21,966,383
LyondellBasell Industries NV, Class A	51,400	4,856,272
Mosaic Co. (The)	70,630	1,528,433
NewMarket Corp.	2,200	1,070,344
Olin Corp.	39,500	681,375
PolyOne Corp.	10,000	367,900
PPG Industries, Inc.	46,000	6,140,540
Quaker Chemical Corp.	1,500	246,780
RPM International, Inc.	28,950	2,222,202
Scotts Miracle-Gro Co. (The)	7,700	817,586
Sensient Technologies Corp.	12,500	826,125
Sherwin-Williams Co. (The)	16,100	9,394,994
Valvoline, Inc.	47,788	1,023,141
Westlake Chemical Corp.	6,700	470,005
WR Grace & Co.	11,100	775,335

		116,018,189

Construction Materials (0.1%)
Eagle Materials, Inc.	10,100	915,666
Martin Marietta Materials, Inc.	12,430	3,475,925
Summit Materials, Inc., Class A*	21,600	516,240
Vulcan Materials Co.	25,800	3,714,942

		8,622,773

Containers & Packaging (0.4%)
AptarGroup, Inc.	14,600	1,688,052
Avery Dennison Corp.	16,850	2,204,317
Ball Corp.	69,000	4,462,230
Berry Global Group, Inc.*	28,100	1,334,469
Crown Holdings, Inc.*	28,950	2,100,033
Graphic Packaging Holding Co.	56,100	934,065
International Paper Co.	77,450	3,566,572
O-I Glass, Inc.	28,250	337,023
Packaging Corp. of America	21,400	2,396,586
Sealed Air Corp.	36,160	1,440,253
Silgan Holdings, Inc.	9,500	295,260
Sonoco Products Co.	23,760	1,466,467
Westrock Co.	54,932	2,357,132

		24,582,459

Metals & Mining (0.4%)
Alcoa Corp.*	40,805	877,716
Allegheny Technologies, Inc.*	26,800	553,688
Carpenter Technology Corp.	9,000	448,020
Commercial Metals Co.	22,200	494,394
Freeport-McMoRan, Inc.	290,694	3,813,905
Newmont Goldcorp Corp.	163,311	7,095,863
Nucor Corp.	62,720	3,529,882
Reliance Steel & Aluminum Co.	12,300	1,473,048
Royal Gold, Inc.	12,900	1,577,025
Southern Copper Corp.	19,344	821,733
Steel Dynamics, Inc.	40,200	1,368,408
United States Steel Corp. (x)	34,200	390,222

		22,443,904

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Paper & Forest Products (0.0%)
Louisiana-Pacific Corp.	24,100	$715,047

Total Materials		172,382,372

Real Estate (3.9%)
Equity Real Estate Investment Trusts (REITs) (3.8%)
Acadia Realty Trust (REIT)	15,100	391,543
Agree Realty Corp. (REIT)	5,700	399,969
Alexander’s, Inc. (REIT)	100	33,035
Alexandria Real Estate Equities, Inc. (REIT)	21,080	3,406,106
American Assets Trust, Inc. (REIT)	8,600	394,740
American Campus Communities, Inc. (REIT)	28,300	1,330,949
American Homes 4 Rent (REIT), Class A	47,500	1,244,975
American Tower Corp. (REIT)	84,700	19,465,754
Americold Realty Trust (REIT)	37,100	1,300,726
Apartment Investment & Management Co. (REIT), Class A	32,003	1,652,955
Apple Hospitality REIT, Inc. (REIT)	45,300	736,125
AvalonBay Communities, Inc. (REIT)	28,349	5,944,785
Boston Properties, Inc. (REIT)	32,370	4,462,528
Brandywine Realty Trust (REIT)	51,000	803,250
Brixmor Property Group, Inc. (REIT)	67,400	1,456,514
Brookfield Property REIT, Inc. (REIT), Class A	25,147	463,836
Camden Property Trust (REIT)	20,180	2,141,098
CareTrust REIT, Inc. (REIT)	16,900	348,647
Colony Capital, Inc. (REIT)	92,886	441,208
Columbia Property Trust, Inc. (REIT)	26,400	552,024
CoreCivic, Inc. (REIT)	26,900	467,522
CoreSite Realty Corp. (REIT)	7,800	874,536
Corporate Office Properties Trust (REIT)	24,809	728,888
Cousins Properties, Inc. (REIT)	28,351	1,168,061
Crown Castle International Corp. (REIT)	80,650	11,464,398
CubeSmart LP (REIT)	39,700	1,249,756
CyrusOne, Inc. (REIT)	20,200	1,321,686
DiamondRock Hospitality Co. (REIT)	28,700	317,996
Digital Realty Trust, Inc. (REIT)	42,672	5,109,545
Douglas Emmett, Inc. (REIT)	37,000	1,624,300
Duke Realty Corp. (REIT)	70,000	2,426,900
EastGroup Properties, Inc. (REIT)	10,300	1,366,501
Empire State Realty Trust, Inc. (REIT), Class A	24,600	343,416
EPR Properties (REIT)	14,840	1,048,298
Equinix, Inc. (REIT)	15,938	9,303,011
Equity Commonwealth (REIT)	33,000	1,083,390
Equity LifeStyle Properties, Inc. (REIT)	34,200	2,407,338
Equity Residential (REIT)	73,487	5,946,568
Essex Property Trust, Inc. (REIT)	12,677	3,814,002
Extra Space Storage, Inc. (REIT)	23,900	2,524,318
Federal Realty Investment Trust (REIT)	17,380	2,237,327
First Industrial Realty Trust, Inc. (REIT)	29,500	1,224,545
Four Corners Property Trust, Inc. (REIT)	1,600	45,104
Gaming and Leisure Properties, Inc. (REIT)	43,225	1,860,836
GEO Group, Inc. (The) (REIT)	25,500	423,555
Healthcare Realty Trust, Inc. (REIT)	23,600	787,532
Healthcare Trust of America, Inc. (REIT), Class A	43,400	1,314,152
Healthpeak Properties, Inc. (REIT)	96,297	3,319,358
Highwoods Properties, Inc. (REIT)	19,530	955,212
Host Hotels & Resorts, Inc. (REIT)	149,413	2,771,611
Hudson Pacific Properties, Inc. (REIT)	34,500	1,298,925
Invitation Homes, Inc. (REIT)	101,516	3,042,435
Iron Mountain, Inc. (REIT)	56,801	1,810,248
JBG SMITH Properties (REIT)	20,173	804,701
Kilroy Realty Corp. (REIT)	21,800	1,829,020
Kimco Realty Corp. (REIT)	77,822	1,611,694
Lamar Advertising Co. (REIT), Class A	21,400	1,910,164
Lexington Realty Trust (REIT)	34,200	363,204
Liberty Property Trust (REIT)	29,152	1,750,578
Life Storage, Inc. (REIT)	9,300	1,007,004
Macerich Co. (The) (REIT) (x)	33,684	906,773
Medical Properties Trust, Inc. (REIT)	84,600	1,785,906
Mid-America Apartment Communities, Inc. (REIT)	21,938	2,892,745
National Health Investors, Inc. (REIT)	7,000	570,360
National Retail Properties, Inc. (REIT)	38,290	2,053,110
Omega Healthcare Investors, Inc. (REIT)	44,440	1,882,034
Outfront Media, Inc. (REIT)	34,770	932,531
Paramount Group, Inc. (REIT)	37,600	523,392
Park Hotels & Resorts, Inc. (REIT)	41,635	1,077,097
Pebblebrook Hotel Trust (REIT)	30,580	819,850
Physicians Realty Trust (REIT)	38,100	721,614
Piedmont Office Realty Trust, Inc. (REIT), Class A	34,400	765,056
PotlatchDeltic Corp. (REIT)	13,451	582,025
Prologis, Inc. (REIT)	120,471	10,738,785
PS Business Parks, Inc. (REIT)	3,300	544,071
Public Storage (REIT)	30,002	6,389,226
QTS Realty Trust, Inc. (REIT), Class A	8,400	455,868
Rayonier, Inc. (REIT)	27,025	885,339
Realty Income Corp. (REIT)	60,028	4,419,862
Regency Centers Corp. (REIT)	33,306	2,101,276
Retail Opportunity Investments Corp. (REIT)	20,000	353,200
Retail Properties of America, Inc. (REIT), Class A	61,600	825,440

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Retail Value, Inc. (REIT)	2,648	$97,446
Rexford Industrial Realty, Inc. (REIT)	18,400	840,328
RLJ Lodging Trust (REIT)	33,200	588,304
Ryman Hospitality Properties, Inc. (REIT)	10,751	931,682
Sabra Health Care REIT, Inc. (REIT)	34,657	739,580
SBA Communications Corp. (REIT)	23,200	5,590,968
Senior Housing Properties Trust (REIT)	54,290	458,208
Service Properties Trust (REIT)	43,400	1,055,922
Simon Property Group, Inc. (REIT)	58,759	8,752,741
SITE Centers Corp. (REIT)	25,054	351,257
SL Green Realty Corp. (REIT)	19,000	1,745,720
Spirit Realty Capital, Inc. (REIT)	20,933	1,029,485
STAG Industrial, Inc. (REIT)	18,400	580,888
STORE Capital Corp. (REIT)	35,400	1,318,296
Sun Communities, Inc. (REIT)	17,100	2,566,710
Sunstone Hotel Investors, Inc. (REIT)	55,458	771,975
Tanger Factory Outlet Centers, Inc. (REIT) (x)	17,200	253,356
Taubman Centers, Inc. (REIT)	7,600	236,284
Terreno Realty Corp. (REIT)	11,600	628,024
UDR, Inc. (REIT)	52,936	2,472,111
Uniti Group, Inc. (REIT) (x)	31,402	257,810
Urban Edge Properties (REIT)	12,223	234,437
Ventas, Inc. (REIT)	71,279	4,115,649
VEREIT, Inc. (REIT)	189,100	1,747,284
VICI Properties, Inc. (REIT) (x)	86,700	2,215,185
Vornado Realty Trust (REIT)	33,847	2,250,826
Washington REIT (REIT)	8,070	235,483
Weingarten Realty Investors (REIT)	36,986	1,155,443
Welltower, Inc. (REIT)	79,017	6,462,010
Weyerhaeuser Co. (REIT)	144,235	4,355,897
WP Carey, Inc. (REIT)	31,800	2,545,272
Xenia Hotels & Resorts, Inc. (REIT) (x)	18,300	395,463

		231,134,006

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	64,950	3,980,786
Cushman & Wakefield plc*	17,000	347,480
Howard Hughes Corp. (The)*	7,500	951,000
Jones Lang LaSalle, Inc.	9,500	1,653,855
Kennedy-Wilson Holdings, Inc.	25,100	559,730
Newmark Group, Inc., Class A	32,119	432,161
RMR Group, Inc. (The), Class A	1,771	80,828

		8,005,840

Total Real Estate		239,139,846

Utilities (3.2%)
Electric Utilities (1.8%)
ALLETE, Inc.	10,500	852,285
Alliant Energy Corp.	43,900	2,402,208
American Electric Power Co., Inc.	96,470	9,117,380
Avangrid, Inc.	8,900	455,324
Duke Energy Corp.	141,085	12,868,363
Edison International	67,160	5,064,536
El Paso Electric Co.	6,100	414,129
Entergy Corp.	39,100	4,684,180
Evergy, Inc.	47,577	3,096,787
Eversource Energy	60,709	5,164,515
Exelon Corp.	184,856	8,427,585
FirstEnergy Corp.	99,804	4,850,474
Hawaiian Electric Industries, Inc.	20,500	960,630
IDACORP, Inc.	11,450	1,222,860
MGE Energy, Inc.	7,000	551,740
NextEra Energy, Inc.	91,450	22,145,532
OGE Energy Corp.	36,900	1,640,943
Pinnacle West Capital Corp.	21,300	1,915,509
PNM Resources, Inc.	15,200	770,792
Portland General Electric Co.	21,000	1,171,590
PPL Corp.	144,950	5,200,806
Southern Co. (The)	196,450	12,513,865
Xcel Energy, Inc.	101,680	6,455,663

		111,947,696

Gas Utilities (0.2%)
Atmos Energy Corp.	25,200	2,818,872
National Fuel Gas Co.	21,100	981,994
New Jersey Resources Corp.	19,600	873,572
ONE Gas, Inc.	9,125	853,826
South Jersey Industries, Inc.	16,700	550,766
Southwest Gas Holdings, Inc.	9,900	752,103
Spire, Inc.	11,200	933,072
UGI Corp.	39,575	1,787,207

		9,551,412

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	126,595	2,519,240
NRG Energy, Inc.	55,221	2,195,035
Ormat Technologies, Inc.	7,900	588,708
Vistra Energy Corp.	84,500	1,942,655

		7,245,638

Multi-Utilities (1.0%)
Ameren Corp.	47,700	3,663,360
Avista Corp.	10,300	495,327
Black Hills Corp.	15,600	1,225,224
CenterPoint Energy, Inc.	99,950	2,725,636
CMS Energy Corp.	54,000	3,393,360
Consolidated Edison, Inc.	66,800	6,043,396
Dominion Energy, Inc.	150,554	12,468,882
DTE Energy Co.	34,400	4,467,528
MDU Resources Group, Inc.	48,250	1,433,508
NiSource, Inc.	79,300	2,207,712
NorthWestern Corp.	8,700	623,529
Public Service Enterprise Group, Inc.	93,900	5,544,795
Sempra Energy	54,290	8,223,849
WEC Energy Group, Inc.	62,998	5,810,306

		58,326,412

Water Utilities (0.1%)
American States Water Co.	7,300	632,472
American Water Works Co., Inc.	34,800	4,275,180

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Aqua America, Inc.	42,062	$1,974,390
California Water Service Group	1,600	82,496

		6,964,538

Total Utilities		194,035,696

Total Common Stocks (99.1%) (Cost $2,212,592,076)		6,033,517,019

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	25,400	—

Total Communication Services		—

Health Care (0.0%)
Biotechnology (0.0%)
Alder Biopharmaceuticals, Inc., CVR (r)(x)*	16,600	10,956

Total Health Care		10,956

Total Rights (0.0%) (Cost $5,905)		10,956

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.2%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $103,014, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $105,064. (xx)	$103,004	103,004
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $76,105, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $77,620. (xx)	76,098	76,098
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $58,969, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $60,140. (xx)	58,960	58,960
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.74%, dated 12/31/19, due 1/7/20, repurchase price $7,002,368, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 1/21/20-5/15/48; total market value $7,596,108. (xx)	7,000,000	7,000,000
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $500,152, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $510,000. (xx)	500,000	500,000
Societe Generale SA, 1.72%, dated 12/31/19, due 1/7/20, repurchase price $4,001,338, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $4,417,492. (xx)	4,000,000	4,000,000
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $1,000,094, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $1,104,373. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		13,738,062

Total Short-Term Investments (0.2%) (Cost $13,738,062)		13,738,062

Total Investments in Securities (99.3%) (Cost $2,226,336,043)		6,047,266,037
Other Assets Less Liabilities (0.7%)		43,626,394

Net Assets (100%)		$6,090,892,431

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $21,352,680.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $37,617,583. This was collateralized by $25,554,313 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 2/15/49 and by cash of $13,738,062 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	77	3/2020	USD	6,431,810	99,258
S&P 500 E-Mini Index	279	3/2020	USD	45,073,845	920,932

					1,020,190

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$567,953,560	$—	$—		$567,953,560
Consumer Discretionary	606,652,168	—	—		606,652,168
Consumer Staples	387,261,463	—	—		387,261,463
Energy	244,510,472	—	—		244,510,472
Financials	821,999,028	—	—		821,999,028
Health Care	850,957,051	—	—		850,957,051
Industrials	595,987,078	—	—		595,987,078
Information Technology	1,352,638,285	—	—		1,352,638,285
Materials	172,382,372	—	—		172,382,372
Real Estate	239,139,846	—	—		239,139,846
Utilities	194,035,696	—	—		194,035,696
Futures	1,020,190	—	—		1,020,190
Rights
Communication Services	—	—	—	(a)	—	(a)
Health Care	—	—	10,956		10,956
Short-Term Investments
Repurchase Agreements	—	13,738,062	—		13,738,062

Total Assets	$6,034,537,209	$13,738,062	$10,956		$6,048,286,227

Total Liabilities	$—	$—	$—		$—

Total	$6,034,537,209	$13,738,062	$10,956		$6,048,286,227

(a)	Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,020,190	*

Total		$1,020,190

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$7,059,268	$7,059,268

Total	$7,059,268	$7,059,268

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$3,630,014	$3,630,014

Total	$3,630,014	$3,630,014

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $50,171,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$149,190,704
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$577,475,762

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,058,746,867
Aggregate gross unrealized depreciation	(262,087,317)

Net unrealized appreciation	$3,796,659,550

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,251,626,677

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $2,212,597,981)	$6,033,527,975
Repurchase Agreements (Cost $13,738,062)	13,738,062
Cash	58,697,013
Dividends, interest and other receivables	6,410,948
Receivable for Portfolio shares sold	177,395
Due from broker for futures variation margin	103,247
Securities lending income receivable	44,738
Other assets	24,277

Total assets	6,112,723,655

LIABILITIES
Payable for return of collateral on securities loaned	13,738,062
Payable for Portfolio shares redeemed	4,632,864
Investment management fees payable	1,611,996
Distribution fees payable – Class IA	937,272
Administrative fees payable	485,894
Distribution fees payable – Class IB	335,984
Trustees’ fees payable	22,488
Accrued expenses	66,664

Total liabilities	21,831,224

NET ASSETS	$6,090,892,431

Net assets were comprised of:
Paid in capital	$2,219,765,312
Total distributable earnings (loss)	3,871,127,119

Net assets	$6,090,892,431

Class IA
Net asset value, offering and redemption price per share, $4,482,209,985 / 122,224,443 shares outstanding (unlimited amount authorized: $0.01 par value)	$36.67

Class IB
Net asset value, offering and redemption price per share, $1,608,682,446 / 44,148,520 shares outstanding (unlimited amount authorized: $0.01 par value)	$36.44

(x)	Includes value of securities on loan of $37,617,583.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $9,022 foreign withholding tax)	$114,487,582
Interest	901,883
Securities lending (net)	1,346,316

Total income	116,735,781

EXPENSES
Investment management fees	18,191,176
Distribution fees – Class IA	10,566,403
Administrative fees	5,475,769
Distribution fees – Class IB	3,760,251
Printing and mailing expenses	275,693
Professional fees	206,451
Trustees’ fees	184,296
Custodian fees	131,000
Miscellaneous	584,063

Total expenses	39,375,102

NET INVESTMENT INCOME (LOSS)	77,360,679

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	269,117,561
Futures contracts	7,059,268

Net realized gain (loss)	276,176,829

Change in unrealized appreciation (depreciation) on:
Investments in securities	1,132,586,687
Futures contracts	3,630,014

Net change in unrealized appreciation (depreciation)	1,136,216,701

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,412,393,530

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,489,754,209

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$77,360,679	$73,287,939
Net realized gain (loss)	276,176,829	341,168,545
Net change in unrealized appreciation (depreciation)	1,136,216,701	(712,594,545)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,489,754,209	(298,138,061)

Distributions to shareholders:
Class IA	(251,553,358)	(258,585,092)
Class IB	(90,633,701)	(92,092,490)

Total distributions to shareholders	(342,187,059)	(350,677,582)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,437,241 and 1,393,565 shares, respectively ]	50,013,061	48,029,707
Capital shares issued in reinvestment of dividends and distributions [ 7,000,980 and 8,197,175 shares, respectively ]	251,553,358	258,585,092
Capital shares repurchased [ (12,706,484) and (13,525,968) shares, respectively ]	(443,088,964)	(470,495,802)

Total Class IA transactions	(141,522,545)	(163,881,003)

Class IB
Capital shares sold [ 1,666,606 and 1,724,128 shares, respectively ]	57,343,218	59,188,737
Capital shares issued in reinvestment of dividends and distributions [ 2,538,482 and 2,937,021 shares, respectively ]	90,633,701	92,092,490
Capital shares repurchased [ (5,123,107) and (5,590,797) shares, respectively ]	(176,750,602)	(192,939,826)

Total Class IB transactions	(28,773,683)	(41,658,599)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(170,296,228)	(205,539,602)

TOTAL INCREASE (DECREASE) IN NET ASSETS	977,270,922	(854,355,245)
NET ASSETS:
Beginning of year	5,113,621,509	5,967,976,754

End of year	$6,090,892,431	$5,113,621,509

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$29.85	$33.88	$28.47	$25.88	$26.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.47	0.43	0.40	0.36	0.36
Net realized and unrealized gain (loss)	8.49	(2.28)	5.43	2.66	(0.38)

Total from investment operations	8.96	(1.85)	5.83	3.02	(0.02)

Less distributions:
Dividends from net investment income	(0.51)	(0.47)	(0.42)	(0.43)	(0.37)
Distributions from net realized gains	(1.63)	(1.71)	—	—	—

Total dividends and distributions	(2.14)	(2.18)	(0.42)	(0.43)	(0.37)

Net asset value, end of year	$36.67	$29.85	$33.88	$28.47	$25.88

Total return	30.24%	(5.82)%	20.49%	11.66%	(0.03	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,482,210	$3,776,306	$4,418,531	$4,016,297	$3,937,549
Ratio of expenses to average net assets (f)	0.69%	0.70%	0.70%	0.71%	0.71%
Ratio of net investment income (loss) to average net assets (f)	1.35%	1.25%	1.28%	1.35%	1.37%
Portfolio turnover rate^	3%	3%	3%	3%	4%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$29.67	$33.69	$28.31	$25.73	$26.13

Income (loss) from investment operations:
Net investment income (loss) (e)	0.47	0.43	0.40	0.36	0.36
Net realized and unrealized gain (loss)	8.44	(2.27)	5.40	2.65	(0.38)

Total from investment operations	8.91	(1.84)	5.80	3.01	(0.02)

Less distributions:
Dividends from net investment income	(0.51)	(0.47)	(0.42)	(0.43)	(0.38)
Distributions from net realized gains	(1.63)	(1.71)	—	—	—

Total dividends and distributions	(2.14)	(2.18)	(0.42)	(0.43)	(0.38)

Net asset value, end of year	$36.44	$29.67	$33.69	$28.31	$25.73

Total return	30.26%	(5.82)%	20.50%	11.69%	(0.07	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,608,682	$1,337,315	$1,549,446	$1,391,888	$1,355,527
Ratio of expenses to average net assets (f)	0.69%	0.70%	0.70%	0.71%	0.71%
Ratio of net investment income (loss) to average net assets (f)	1.35%	1.25%	1.28%	1.35%	1.37%
Portfolio turnover rate^	3%	3%	3%	3%	4%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (0.15)% for Class IA and (0.18)% for Class IB.

See Notes to Financial Statements.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	6.24%	1.94%	2.45%
Portfolio – Class IB Shares	6.23	1.94	2.41
Portfolio – Class K Shares*	6.50	2.19	1.96
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.80	2.57	3.05

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.23% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 6.80% over the same period.

Asset Class Overview

After a whirlwind year plagued by ongoing trade tensions, a slow grinding U.S. manufacturing sector, and heightened political uncertainty, many major asset classes posted the best returns in a decade in 2019. Fixed income investors have benefited from outsized returns as demand for safe-haven assets continued to surge; in particular, long-duration government bonds, investment-grade corporate bonds, and municipal bonds all exceeded performance expectations.

Though many economists predicted a continuation of 2018’s rate hike cycle, the Federal Reserve remained on hold for the first half of the year, introducing a new theme of “patience” and deviating from the previous plan of gradual increases. After six months of reiterating this new dovish theme, the Fed cut rates a total of 75 basis points over three straight meetings in the second half of the year. In the last meeting of the year, rates were left unchanged, with Chair Powell strongly suggesting that rates would not be moving anytime soon. Powell noted the U.S. economy and monetary policy were both “in a good place” and that it would take “a significant move-up in inflation” before he would support any rate hikes.

U.S. money markets captured global headlines in mid-September as overnight repo rates jumped to a staggering high of 10% at one point. Historically, repo rates have spiked over month or quarter ends, but nothing close to the pressure that we saw here. That same day, the NY Federal Reserve announced its decision to inject cash into the system by using its Open Market Operation tool for the first time in ten years, and Fed Chair Powell mentioned that the central bank would keep performing these operations until the market was safely back on track. By year end it seemed like repo madness had been averted, with short-end rates contained and recent repo auctions undersubscribed.

The U.S.-China trade war dominated news cycles this year with oft-conflicting headlines whipsawing markets and making it hard for investors to believe that the leaders would ever come to an agreement. However, as of December 13, 2019, and coming just under the deadline before more tariffs would be imposed, President Trump and President Xi settled on “phase one” with an official signing planned for early 2020. The initial deal sees the U.S. suspending plans for new tariffs on $160 billion of Chinese imports and reducing some existing levies. China agreed to increase its purchases of American agricultural products and has made new commitments on intellectual property protections, forced technology transfers by U.S. companies, and currency practices. This move has at least temporarily calmed fears of an escalating trade war between the world’s two largest economies.

Portfolio Highlights

Main contributors to Portfolio performance included the decrease in long term treasury yields as well as the Federal Reserve’s “mid-cycle adjustment” which resulted in multiple interest rate cuts. In addition, investment grade credit spreads tightened over the year to levels not seen since February 2018. Spreads were driven lower by capital flows from overseas investors due to negative interest rates and a decrease in supply of investment grade issuance of 4% year over year.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
U.S. Treasury Obligations	51.7%
Financials	13.5
Exchange Traded Funds	7.1
Health Care	3.0
Information Technology	2.8
Energy	2.8
Supranational	2.6
Foreign Government Securities	2.4
Industrials	2.2
Consumer Staples	2.2
U.S. Government Agency Securities	1.9
Utilities	1.7
Communication Services	1.6
Real Estate	1.5
Consumer Discretionary	1.4
Materials	0.9
Repurchase Agreements	0.7
Municipal Bonds	0.1
Asset-Backed Securities	0.0 #
Cash and Other	(0.1)

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,014.20	$3.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.82	3.42
Class IB
Actual	1,000.00	1,014.20	3.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.82	3.42
Class K
Actual	1,000.00	1,015.70	2.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.08	2.15

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.67%, 0.67% and 0.42%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (0.0%)
American Airlines Pass-Through Trust,
Series 2013-2 A 4.950%, 1/15/23	$993,218	$1,035,653
Series 2015-1 A 3.375%, 5/1/27	2,332,535	2,419,209
Series 2017-2 AA 3.350%, 10/15/29	321,586	328,679
Delta Air Lines Pass-Through Trust,
Series 2019-1 AA 3.204%, 4/25/24	150,000	154,970

Total Asset-Backed Securities		3,938,511

Corporate Bonds (33.6%)
Communication Services (1.6%)
Diversified Telecommunication Services (0.7%)
AT&T, Inc.
3.200%, 3/1/22	835,000	855,835
3.400%, 6/15/22 (e)	500,000	515,585
4.050%, 12/15/23 (e)	1,250,000	1,334,574
3.800%, 3/1/24	1,000,000	1,058,251
4.450%, 4/1/24	1,500,000	1,627,996
3.550%, 6/1/24	2,000,000	2,105,129
3.950%, 1/15/25	1,000,000	1,074,863
3.400%, 5/15/25	4,000,000	4,186,623
4.125%, 2/17/26	2,750,000	2,980,955
3.800%, 2/15/27	1,000,000	1,065,493
4.250%, 3/1/27	2,500,000	2,742,340
4.100%, 2/15/28	453,000	490,927
4.350%, 3/1/29	1,665,000	1,862,979
4.300%, 2/15/30	8,159,000	9,034,067
British Telecommunications plc
4.500%, 12/4/23	500,000	538,815
5.125%, 12/4/28	500,000	573,842
Orange SA 4.125%, 9/14/21	1,000,000	1,037,124
Telefonica Emisiones SA
5.462%, 2/16/21	2,456,000	2,546,659
4.570%, 4/27/23	500,000	537,948
4.103%, 3/8/27	440,000	475,956
TELUS Corp. 2.800%, 2/16/27	400,000	399,506
Verizon Communications, Inc.
3.500%, 11/1/24	1,750,000	1,857,519
3.376%, 2/15/25	1,000,000	1,057,138
2.625%, 8/15/26	2,265,000	2,300,854
4.125%, 3/16/27	2,250,000	2,500,989
4.329%, 9/21/28	9,238,000	10,480,701
3.875%, 2/8/29	140,000	154,341

		55,397,009

Entertainment (0.2%)
Activision Blizzard, Inc.
2.300%, 9/15/21	470,000	472,027
2.600%, 6/15/22	250,000	252,833
3.400%, 9/15/26	600,000	626,296
3.400%, 6/15/27	310,000	323,817
Electronic Arts, Inc.
3.700%, 3/1/21	500,000	507,977
4.800%, 3/1/26	600,000	675,317
NBCUniversal Media LLC
4.375%, 4/1/21	1,971,000	2,032,310
2.875%, 1/15/23	156,000	160,314
TWDC Enterprises 18 Corp.
3.750%, 6/1/21	181,000	186,065
2.750%, 8/16/21	1,000,000	1,015,594
2.550%, 2/15/22	1,000,000	1,015,244
2.450%, 3/4/22	535,000	542,203
2.350%, 12/1/22	650,000	659,446
3.150%, 9/17/25	500,000	529,996
1.850%, 7/30/26	465,000	456,982
2.950%, 6/15/27 (x)	1,000,000	1,048,146
Walt Disney Co. (The)
4.500%, 2/15/21	500,000	515,448
1.650%, 9/1/22	260,000	258,792
3.000%, 9/15/22	1,000,000	1,030,670
1.750%, 8/30/24	750,000	742,584
3.700%, 10/15/25	1,040,000	1,123,793
3.375%, 11/15/26	300,000	323,091
2.000%, 9/1/29	500,000	479,934

		14,978,879

Interactive Media & Services (0.1%)
Alphabet, Inc.
3.625%, 5/19/21	950,000	974,347
3.375%, 2/25/24 (x)	500,000	533,119
1.998%, 8/15/26	2,000,000	1,997,896
Baidu, Inc.
3.500%, 11/28/22	500,000	513,750
3.875%, 9/29/23	1,250,000	1,301,172
4.375%, 5/14/24	1,250,000	1,332,548
4.125%, 6/30/25	695,000	740,826
4.375%, 3/29/28	290,000	313,834
4.875%, 11/14/28	315,000	355,418

		8,062,910

Media (0.5%)
Charter Communications Operating LLC
4.464%, 7/23/22	1,850,000	1,943,999
4.500%, 2/1/24	1,000,000	1,075,470
4.908%, 7/23/25	3,850,000	4,224,181
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	62,000	74,909
Comcast Corp.
3.450%, 10/1/21	830,000	853,838
1.625%, 1/15/22	750,000	747,736
3.125%, 7/15/22	1,050,000	1,082,576
2.850%, 1/15/23	2,150,000	2,205,960
2.750%, 3/1/23	1,500,000	1,533,400
3.000%, 2/1/24	750,000	777,758
3.600%, 3/1/24	2,000,000	2,121,964
3.700%, 4/15/24	1,110,000	1,183,393
3.950%, 10/15/25	1,750,000	1,909,140
3.150%, 3/1/26	2,000,000	2,097,980
4.150%, 10/15/28	1,525,000	1,719,266
Discovery Communications LLC
4.375%, 6/15/21	62,000	63,929
3.300%, 5/15/22	500,000	512,027
3.500%, 6/15/22	500,000	514,538
2.950%, 3/20/23	875,000	889,784
3.250%, 4/1/23 (x)	1,000,000	1,026,315
3.900%, 11/15/24	800,000	851,963

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
3.950%, 6/15/25	$500,000	$532,715
4.900%, 3/11/26	500,000	558,524
4.125%, 5/15/29	455,000	491,092
Fox Corp. 3.666%, 1/25/22§	185,000	191,152
4.030%, 1/25/24§	575,000	612,014
4.709%, 1/25/29§	730,000	832,274
Interpublic Group of Cos., Inc. (The)
3.750%, 10/1/21	250,000	256,112
4.650%, 10/1/28	250,000	281,867
Omnicom Group, Inc. 3.625%, 5/1/22	1,281,000	1,324,658
3.650%, 11/1/24	750,000	792,029
Time Warner Cable LLC 4.000%, 9/1/21	1,500,000	1,524,375
ViacomCBS, Inc. 3.875%, 12/15/21	125,000	128,447
3.375%, 3/1/22	2,000,000	2,049,147
2.500%, 2/15/23	1,000,000	1,005,794
2.900%, 6/1/23	200,000	203,788
4.250%, 9/1/23	1,100,000	1,168,762
3.375%, 2/15/28	570,000	581,811
WPP Finance 2010 3.750%, 9/19/24	1,000,000	1,052,587

		40,997,274

Wireless Telecommunication Services (0.1%)
America Movil SAB de CV 3.125%, 7/16/22	1,200,000	1,227,000
3.625%, 4/22/29	500,000	528,281
Rogers Communications, Inc. 3.000%, 3/15/23	750,000	771,488
3.625%, 12/15/25	500,000	532,120
2.900%, 11/15/26	500,000	507,111
Vodafone Group plc 3.750%, 1/16/24	700,000	738,704
4.125%, 5/30/25	500,000	542,673
4.375%, 5/30/28	875,000	972,480

		5,819,857

Total Communication Services		125,255,929

Consumer Discretionary (1.4%)
Auto Components (0.1%)
Aptiv Corp. 4.150%, 3/15/24	865,000	916,419
Aptiv plc 4.350%, 3/15/29	105,000	113,372
BorgWarner, Inc. 3.375%, 3/15/25	800,000	835,315
Lear Corp. 5.250%, 1/15/25	1,190,000	1,227,726
4.250%, 5/15/29	125,000	128,410
Magna International, Inc. 3.625%, 6/15/24	1,200,000	1,262,200
4.150%, 10/1/25	250,000	270,823

		4,754,265

Automobiles (0.1%)
Ford Motor Co. 4.346%, 12/8/26	1,250,000	1,285,000
General Motors Co. 5.000%, 10/1/28	750,000	809,858
Harley-Davidson, Inc. 3.500%, 7/28/25	400,000	414,532
Toyota Motor Corp. 3.183%, 7/20/21	500,000	509,871
2.157%, 7/2/22	185,000	186,134
2.358%, 7/2/24	250,000	252,669
3.669%, 7/20/28 (x)	355,000	387,134
2.760%, 7/2/29	250,000	255,061

		4,100,259

Hotels, Restaurants & Leisure (0.3%)
Hyatt Hotels Corp. 4.850%, 3/15/26	250,000	277,937
4.375%, 9/15/28	950,000	1,028,216
Las Vegas Sands Corp. 3.200%, 8/8/24	435,000	446,804
2.900%, 6/25/25	935,000	945,159
3.500%, 8/18/26	415,000	427,849
3.900%, 8/8/29	415,000	432,239
Marriott International, Inc. 2.300%, 1/15/22	500,000	501,685
3.250%, 9/15/22	1,700,000	1,745,574
2.125%, 10/3/22	235,000	234,327
3.600%, 4/15/24	350,000	366,437
Series AA 4.650%, 12/1/28 (x)	500,000	561,695
Series R 3.125%, 6/15/26	500,000	513,605
Series X 4.000%, 4/15/28 (x)	500,000	539,932
Series Z 4.150%, 12/1/23	500,000	534,374
McDonald’s Corp. 3.625%, 5/20/21	400,000	409,057
2.625%, 1/15/22	750,000	759,898
3.350%, 4/1/23	735,000	766,448
3.250%, 6/10/24 (x)	1,000,000	1,049,532
3.375%, 5/26/25	750,000	791,543
3.700%, 1/30/26	1,500,000	1,608,121
3.500%, 3/1/27	775,000	824,148
3.800%, 4/1/28	1,100,000	1,194,998
2.625%, 9/1/29	290,000	290,305
Royal Caribbean Cruises Ltd. 5.250%, 11/15/22	1,000,000	1,079,156
Sands China Ltd. 4.600%, 8/8/23	555,000	587,433
5.125%, 8/8/25	500,000	551,250
5.400%, 8/8/28	620,000	700,447
Starbucks Corp. 2.100%, 2/4/21	300,000	300,446
2.700%, 6/15/22 (x)	400,000	407,693
3.100%, 3/1/23	750,000	773,795
3.850%, 10/1/23	850,000	901,580
3.800%, 8/15/25	700,000	755,231
2.450%, 6/15/26	500,000	505,837
3.500%, 3/1/28	750,000	800,734
4.000%, 11/15/28	800,000	885,747

		24,499,232

Household Durables (0.1%)
DR Horton, Inc. 2.500%, 10/15/24	1,250,000	1,251,625
Leggett & Platt, Inc. 3.400%, 8/15/22	250,000	254,336
3.800%, 11/15/24	300,000	313,350

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
3.500%, 11/15/27	$500,000	$512,559
4.400%, 3/15/29	350,000	382,706
Mohawk Industries, Inc. 3.850%, 2/1/23	1,200,000	1,251,673
NVR, Inc. 3.950%, 9/15/22	150,000	156,519
Whirlpool Corp. 4.850%, 6/15/21	400,000	414,617
3.700%, 5/1/25	500,000	526,931
4.750%, 2/26/29	150,000	167,494

		5,231,810

Internet & Direct Marketing Retail (0.3%)
Alibaba Group Holding Ltd. 3.125%, 11/28/21	1,300,000	1,323,400
2.800%, 6/6/23	535,000	541,944
3.600%, 11/28/24	2,500,000	2,627,000
3.400%, 12/6/27	1,780,000	1,855,686
Amazon.com, Inc. 3.300%, 12/5/21 (x)	1,050,000	1,078,819
2.500%, 11/29/22	1,200,000	1,222,385
2.400%, 2/22/23	680,000	691,197
2.800%, 8/22/24	375,000	389,156
3.800%, 12/5/24 (x)	1,000,000	1,085,589
5.200%, 12/3/25	500,000	581,709
3.150%, 8/22/27	4,000,000	4,222,486
Booking Holdings, Inc. 2.750%, 3/15/23 (x)	650,000	665,231
3.650%, 3/15/25	600,000	642,818
3.600%, 6/1/26	500,000	533,028
eBay, Inc. 2.875%, 8/1/21	1,150,000	1,165,549
3.800%, 3/9/22	1,250,000	1,293,621
2.600%, 7/15/22	1,100,000	1,110,907
2.750%, 1/30/23	500,000	506,958
3.600%, 6/5/27	750,000	785,147
JD.com, Inc. 3.125%, 4/29/21	500,000	502,344
3.875%, 4/29/26	500,000	516,250
QVC, Inc. 5.125%, 7/2/22	500,000	525,625
4.375%, 3/15/23	300,000	308,613
4.850%, 4/1/24	500,000	523,125
4.450%, 2/15/25	670,000	690,824

		25,389,411

Leisure Products (0.0%)
Hasbro, Inc. 3.150%, 5/15/21	500,000	503,455
2.600%, 11/19/22	85,000	85,501
3.000%, 11/19/24	350,000	351,178
3.550%, 11/19/26	250,000	251,577
3.500%, 9/15/27	290,000	287,249
3.900%, 11/19/29	500,000	503,186

		1,982,146

Multiline Retail (0.2%)
Dollar General Corp. 3.250%, 4/15/23	1,150,000	1,186,802
4.150%, 11/1/25	125,000	135,910
3.875%, 4/15/27	500,000	535,193
Dollar Tree, Inc. 3.700%, 5/15/23	875,000	910,120
4.000%, 5/15/25	2,000,000	2,132,127
Kohl’s Corp. 4.250%, 7/17/25	750,000	795,196
Macy’s Retail Holdings, Inc. 3.450%, 1/15/21	500,000	504,050
3.875%, 1/15/22	223,000	227,661
3.625%, 6/1/24	1,000,000	1,007,331
Nordstrom, Inc. 4.000%, 10/15/21	600,000	613,630
4.000%, 3/15/27	210,000	216,662
Target Corp. 2.500%, 4/15/26	2,000,000	2,039,608
3.375%, 4/15/29	750,000	811,280

		11,115,570

Specialty Retail (0.3%)
Advance Auto Parts, Inc. 4.500%, 1/15/22	160,000	166,305
4.500%, 12/1/23	1,000,000	1,074,778
AutoNation, Inc. 3.350%, 1/15/21	375,000	378,422
3.500%, 11/15/24	400,000	412,011
4.500%, 10/1/25 (x)	215,000	229,984
3.800%, 11/15/27	500,000	503,477
AutoZone, Inc. 3.700%, 4/15/22	350,000	361,959
3.125%, 4/18/24	500,000	517,201
3.250%, 4/15/25	333,000	346,279
3.125%, 4/21/26	125,000	127,892
3.750%, 4/18/29	500,000	534,869
Best Buy Co., Inc. 4.450%, 10/1/28	1,000,000	1,091,247
Home Depot, Inc. (The) 2.000%, 4/1/21	1,500,000	1,503,954
4.400%, 4/1/21	650,000	667,456
3.250%, 3/1/22 (x)	155,000	159,996
2.625%, 6/1/22 (x)	1,750,000	1,784,257
2.700%, 4/1/23	800,000	818,984
3.750%, 2/15/24	1,000,000	1,068,775
3.350%, 9/15/25	490,000	521,916
3.000%, 4/1/26	750,000	782,795
2.125%, 9/15/26	625,000	621,678
2.800%, 9/14/27	750,000	776,741
3.900%, 12/6/28	290,000	323,081
2.950%, 6/15/29	290,000	301,339
Lowe’s Cos., Inc. 3.120%, 4/15/22	750,000	767,168
3.875%, 9/15/23	1,000,000	1,059,111
3.125%, 9/15/24	500,000	519,695
3.375%, 9/15/25	510,000	537,443
2.500%, 4/15/26	750,000	751,682
3.100%, 5/3/27	750,000	773,305
3.650%, 4/5/29	680,000	724,116
O’Reilly Automotive, Inc. 4.875%, 1/14/21 (x)	285,000	289,751
4.625%, 9/15/21	300,000	310,886
3.800%, 9/1/22	300,000	311,155
3.850%, 6/15/23	250,000	262,349
3.550%, 3/15/26	500,000	531,585
4.350%, 6/1/28	800,000	887,106

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
TJX Cos., Inc. (The) 2.750%, 6/15/21	$750,000	$757,877
2.500%, 5/15/23	450,000	457,482
2.250%, 9/15/26	500,000	500,594

		24,516,701

Textiles, Apparel & Luxury Goods (0.0%)
NIKE, Inc. 2.250%, 5/1/23	450,000	456,728
2.375%, 11/1/26	1,000,000	1,014,858
Ralph Lauren Corp. 3.750%, 9/15/25	350,000	376,182
Tapestry, Inc. 3.000%, 7/15/22	500,000	506,097
4.250%, 4/1/25	500,000	527,863

		2,881,728

Total Consumer Discretionary		104,471,122

Consumer Staples (2.2%)
Beverages (0.7%)
Anheuser-Busch InBev Worldwide, Inc. 4.150%, 1/23/25	8,935,000	9,708,464
4.000%, 4/13/28	1,345,000	1,476,098
4.750%, 1/23/29	3,470,000	4,020,512
Beam Suntory, Inc. 3.250%, 5/15/22	250,000	255,031
Brown-Forman Corp. 3.500%, 4/15/25	210,000	223,861
Coca-Cola Co. (The) 1.550%, 9/1/21 (x)	750,000	747,171
3.300%, 9/1/21	1,000,000	1,024,739
2.200%, 5/25/22	355,000	358,304
2.500%, 4/1/23	1,000,000	1,020,006
3.200%, 11/1/23	650,000	681,834
1.750%, 9/6/24	750,000	745,115
2.875%, 10/27/25	850,000	886,897
2.550%, 6/1/26	500,000	511,608
2.250%, 9/1/26	1,000,000	1,003,827
2.900%, 5/25/27	500,000	521,924
2.125%, 9/6/29	750,000	729,745
Coca-Cola Consolidated, Inc. 3.800%, 11/25/25	250,000	260,944
Coca-Cola Femsa SAB de CV 3.875%, 11/26/23	500,000	527,344
Constellation Brands, Inc. 3.750%, 5/1/21	395,000	403,513
2.700%, 5/9/22	225,000	227,665
2.650%, 11/7/22	500,000	505,397
3.200%, 2/15/23	1,000,000	1,027,333
4.250%, 5/1/23	1,470,000	1,561,538
4.400%, 11/15/25	335,000	366,040
3.700%, 12/6/26	750,000	793,857
3.500%, 5/9/27	300,000	313,824
3.600%, 2/15/28	1,000,000	1,049,234
4.650%, 11/15/28	310,000	348,067
3.150%, 8/1/29	750,000	756,987
Diageo Capital plc 2.625%, 4/29/23	1,500,000	1,526,822
3.500%, 9/18/23	465,000	487,379
2.125%, 10/24/24	500,000	499,832
3.875%, 5/18/28	400,000	440,002
2.375%, 10/24/29	410,000	404,368
Diageo Investment Corp. 2.875%, 5/11/22	1,000,000	1,020,496
Fomento Economico Mexicano SAB de CV
2.875%, 5/10/23	150,000	151,641
Keurig Dr Pepper, Inc. 3.551%, 5/25/21	1,000,000	1,021,527
4.057%, 5/25/23	750,000	792,023
3.130%, 12/15/23	500,000	513,993
4.417%, 5/25/25	1,100,000	1,202,867
3.400%, 11/15/25	1,250,000	1,302,535
2.550%, 9/15/26	200,000	198,162
4.597%, 5/25/28	1,000,000	1,125,688
Molson Coors Brewing Co. 2.100%, 7/15/21	500,000	499,386
3.500%, 5/1/22	500,000	513,755
3.000%, 7/15/26	680,000	682,462
PepsiCo, Inc. 2.000%, 4/15/21	750,000	751,475
1.700%, 10/6/21	1,250,000	1,247,873
2.750%, 3/5/22	1,750,000	1,783,136
2.250%, 5/2/22	750,000	757,509
3.100%, 7/17/22	750,000	773,604
2.750%, 3/1/23	1,000,000	1,026,328
3.600%, 3/1/24	1,000,000	1,063,862
3.500%, 7/17/25	750,000	804,678
2.850%, 2/24/26	300,000	312,350
2.375%, 10/6/26	670,000	682,188
3.000%, 10/15/27	750,000	790,810
2.625%, 7/29/29	375,000	381,637

		54,815,267

Food & Staples Retailing (0.4%)
Costco Wholesale Corp. 2.300%, 5/18/22	1,750,000	1,770,640
3.000%, 5/18/27 (x)	2,500,000	2,633,312
Kroger Co. (The) 3.300%, 1/15/21	100,000	101,100
2.600%, 2/1/21	250,000	251,153
2.950%, 11/1/21	960,000	973,448
3.400%, 4/15/22	350,000	360,185
3.850%, 8/1/23	1,250,000	1,318,517
4.000%, 2/1/24	190,000	201,899
2.650%, 10/15/26	600,000	600,870
4.500%, 1/15/29	350,000	393,003
Sysco Corp. 2.500%, 7/15/21	715,000	718,892
3.550%, 3/15/25	500,000	530,838
3.300%, 7/15/26	1,000,000	1,055,445
3.250%, 7/15/27	1,150,000	1,199,485
Walgreen Co. 3.100%, 9/15/22	1,281,000	1,306,615
Walgreens Boots Alliance, Inc. 3.300%, 11/18/21	940,000	957,694
3.800%, 11/18/24	2,000,000	2,081,688
3.450%, 6/1/26	1,500,000	1,521,540
Walmart, Inc. 3.125%, 6/23/21	2,000,000	2,041,316
2.350%, 12/15/22	1,000,000	1,017,234
2.550%, 4/11/23	1,650,000	1,681,074

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
3.400%, 6/26/23	$1,750,000	$1,841,023
3.300%, 4/22/24	2,000,000	2,102,509
2.850%, 7/8/24	585,000	605,051
2.650%, 12/15/24	975,000	1,005,736
3.550%, 6/26/25	1,200,000	1,287,057
3.050%, 7/8/26	415,000	436,371
3.700%, 6/26/28	2,000,000	2,196,973
2.375%, 9/24/29	160,000	159,495

		32,350,163

Food Products (0.6%)
Archer-Daniels-Midland Co. 4.479%, 3/1/21 (e)	250,000	257,377
3.375%, 3/15/22	590,000	608,592
2.500%, 8/11/26	500,000	507,118
Bunge Ltd. Finance Corp. 3.000%, 9/25/22	230,000	233,242
4.350%, 3/15/24	750,000	788,604
3.250%, 8/15/26	215,000	213,666
3.750%, 9/25/27	225,000	229,955
Campbell Soup Co. 3.300%, 3/15/21	665,000	673,957
4.250%, 4/15/21	100,000	102,636
2.500%, 8/2/22	363,000	365,288
3.650%, 3/15/23	1,000,000	1,040,469
3.950%, 3/15/25	750,000	797,243
3.300%, 3/19/25	450,000	463,916
4.150%, 3/15/28	1,000,000	1,086,309
Conagra Brands, Inc. 3.800%, 10/22/21	290,000	299,149
3.200%, 1/25/23	1,805,000	1,853,104
4.300%, 5/1/24	300,000	321,501
4.600%, 11/1/25	535,000	589,457
4.850%, 11/1/28	885,000	1,012,707
Flowers Foods, Inc. 3.500%, 10/1/26 (x)	535,000	547,949
General Mills, Inc. 3.200%, 4/16/21	165,000	167,511
3.150%, 12/15/21	1,000,000	1,018,579
2.600%, 10/12/22	500,000	507,198
3.700%, 10/17/23	480,000	504,845
4.000%, 4/17/25	500,000	540,503
4.200%, 4/17/28	375,000	416,539
Hershey Co. (The) 3.100%, 5/15/21	195,000	198,156
3.375%, 5/15/23	475,000	495,892
2.050%, 11/15/24	200,000	200,323
3.200%, 8/21/25	300,000	316,377
2.300%, 8/15/26	500,000	502,292
2.450%, 11/15/29	200,000	200,989
Ingredion, Inc. 3.200%, 10/1/26	200,000	199,833
JM Smucker Co. (The) 3.500%, 10/15/21	750,000	768,958
3.500%, 3/15/25	720,000	755,431
3.375%, 12/15/27	850,000	883,431
Kellogg Co. 3.125%, 5/17/22	500,000	510,740
2.650%, 12/1/23	917,000	934,053
3.400%, 11/15/27	650,000	677,499
4.300%, 5/15/28	500,000	553,166
Kraft Heinz Foods Co. 3.375%, 6/15/21	135,000	137,303
3.950%, 7/15/25	1,100,000	1,159,908
3.000%, 6/1/26	1,925,000	1,922,727
McCormick & Co., Inc. 2.700%, 8/15/22	500,000	507,872
3.150%, 8/15/24	500,000	519,323
3.400%, 8/15/27	750,000	779,656
Mead Johnson Nutrition Co. 4.125%, 11/15/25	610,000	667,599
Mondelez International, Inc. 3.625%, 5/7/23	750,000	783,627
3.625%, 2/13/26	750,000	798,450
4.125%, 5/7/28	750,000	829,314
Tyson Foods, Inc. 2.250%, 8/23/21	165,000	165,436
4.500%, 6/15/22	1,375,000	1,451,609
3.900%, 9/28/23	280,000	296,214
4.000%, 3/1/26	250,000	270,652
3.550%, 6/2/27	975,000	1,032,799
4.350%, 3/1/29	325,000	366,998
Unilever Capital Corp. 4.250%, 2/10/21	350,000	358,983
2.750%, 3/22/21	500,000	505,182
1.375%, 7/28/21	295,000	292,697
3.000%, 3/7/22	500,000	511,954
2.200%, 5/5/22	1,000,000	1,007,295
3.125%, 3/22/23	750,000	778,062
3.250%, 3/7/24	585,000	613,114
2.600%, 5/5/24	930,000	950,311
3.375%, 3/22/25	500,000	529,158
3.100%, 7/30/25	300,000	314,397
2.000%, 7/28/26 (x)	250,000	248,388
2.900%, 5/5/27	1,000,000	1,039,514
3.500%, 3/22/28	1,000,000	1,081,814
2.125%, 9/6/29	500,000	483,133

		42,748,043

Household Products (0.2%)
Clorox Co. (The) 3.800%, 11/15/21	500,000	516,409
3.050%, 9/15/22	610,000	623,334
3.500%, 12/15/24	500,000	528,680
3.100%, 10/1/27	500,000	518,383
3.900%, 5/15/28	500,000	549,691
Colgate-Palmolive Co. 2.300%, 5/3/22	1,000,000	1,015,064
2.250%, 11/15/22	300,000	304,121
2.100%, 5/1/23	1,000,000	1,009,480
3.250%, 3/15/24 (x)	500,000	527,646
Kimberly-Clark Corp. 3.050%, 8/15/25	300,000	313,167
2.750%, 2/15/26	250,000	256,674
3.950%, 11/1/28	375,000	418,297
3.200%, 4/25/29	750,000	792,774
Procter & Gamble Co. (The) 1.700%, 11/3/21	500,000	500,542
2.150%, 8/11/22	1,000,000	1,009,946
3.100%, 8/15/23	2,625,000	2,744,135
2.450%, 11/3/26 (x)	500,000	512,694
2.850%, 8/11/27 (x)	1,000,000	1,059,763

		13,200,800

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Personal Products (0.0%)
Estee Lauder Cos., Inc. (The) 1.700%, 5/10/21	$300,000	$299,539
2.000%, 12/1/24	150,000	150,163
3.150%, 3/15/27	500,000	526,439

		976,141

Tobacco (0.3%)
Altria Group, Inc. 4.750%, 5/5/21	950,000	983,833
3.490%, 2/14/22	185,000	190,046
2.850%, 8/9/22	1,700,000	1,729,588
2.950%, 5/2/23 (x)	156,000	159,405
3.800%, 2/14/24 (x)	415,000	436,277
4.400%, 2/14/26	375,000	406,086
2.625%, 9/16/26	430,000	424,111
4.800%, 2/14/29	1,125,000	1,249,046
BAT Capital Corp. 2.764%, 8/15/22	1,250,000	1,267,236
3.222%, 8/15/24	1,250,000	1,280,671
2.789%, 9/6/24	525,000	528,484
3.215%, 9/6/26	750,000	755,182
3.557%, 8/15/27	2,250,000	2,291,800
3.462%, 9/6/29	750,000	759,354
Philip Morris International, Inc. 4.125%, 5/17/21	300,000	308,649
2.625%, 2/18/22	375,000	379,828
2.375%, 8/17/22	1,000,000	1,009,570
2.500%, 8/22/22	1,000,000	1,012,804
2.500%, 11/2/22	600,000	608,127
2.625%, 3/6/23	1,150,000	1,170,632
2.125%, 5/10/23	625,000	625,976
3.600%, 11/15/23 (x)	600,000	631,655
2.875%, 5/1/24	500,000	513,636
3.250%, 11/10/24	500,000	522,993
3.375%, 8/11/25	250,000	262,793
3.125%, 8/17/27 (x)	1,000,000	1,031,907
Reynolds American, Inc. 4.000%, 6/12/22	600,000	624,623
4.850%, 9/15/23	1,500,000	1,622,571
4.450%, 6/12/25	2,035,000	2,188,269

		24,975,152

Total Consumer Staples		169,065,566

Energy (2.8%)
Energy Equipment & Services (0.1%)
Baker Hughes a GE Co. LLC 2.773%, 12/15/22	1,000,000	1,020,011
3.337%, 12/15/27	1,250,000	1,301,247
3.138%, 11/7/29	215,000	221,353
Halliburton Co. 3.250%, 11/15/21	350,000	356,580
3.500%, 8/1/23	800,000	832,318
3.800%, 11/15/25	1,562,000	1,670,189
Helmerich & Payne, Inc. 4.650%, 3/15/25	300,000	326,824
National Oilwell Varco, Inc. 2.600%, 12/1/22	196,000	198,101
Patterson-UTI Energy, Inc. 3.950%, 2/1/28	500,000	483,539
5.150%, 11/15/29	250,000	255,831
Schlumberger Investment SA 3.650%, 12/1/23	1,500,000	1,576,375
TechnipFMC plc 3.450%, 10/1/22	400,000	401,166

		8,643,534

Oil, Gas & Consumable Fuels (2.7%)
Apache Corp. 3.250%, 4/15/22	147,000	149,831
Boardwalk Pipelines LP 4.950%, 12/15/24	500,000	542,376
5.950%, 6/1/26	250,000	281,698
4.800%, 5/3/29	415,000	438,672
BP Capital Markets America, Inc. 4.742%, 3/11/21	1,000,000	1,033,611
2.112%, 9/16/21	650,000	653,074
3.245%, 5/6/22	375,000	387,033
2.520%, 9/19/22	500,000	508,014
2.750%, 5/10/23	1,000,000	1,021,249
3.216%, 11/28/23	500,000	520,607
3.790%, 2/6/24	415,000	441,852
3.224%, 4/14/24	1,500,000	1,561,764
3.410%, 2/11/26	750,000	796,233
3.119%, 5/4/26	500,000	521,933
4.234%, 11/6/28	1,250,000	1,410,480
BP Capital Markets plc 3.561%, 11/1/21	1,500,000	1,545,357
2.500%, 11/6/22	1,500,000	1,526,714
3.994%, 9/26/23	500,000	534,292
3.814%, 2/10/24	1,150,000	1,225,680
3.535%, 11/4/24	1,150,000	1,221,499
3.279%, 9/19/27	3,250,000	3,430,662
Canadian Natural Resources Ltd. 2.950%, 1/15/23	1,425,000	1,454,849
3.800%, 4/15/24	64,000	67,737
3.850%, 6/1/27	1,300,000	1,387,768
Cenovus Energy, Inc. 3.000%, 8/15/22	765,000	774,640
4.250%, 4/15/27	1,250,000	1,320,250
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29§	1,145,000	1,172,194
Chevron Corp. 2.100%, 5/16/21	1,500,000	1,506,019
2.411%, 3/3/22	500,000	507,061
2.355%, 12/5/22	800,000	810,918
2.566%, 5/16/23	1,250,000	1,276,741
3.191%, 6/24/23	1,425,000	1,485,520
3.326%, 11/17/25	1,000,000	1,068,408
2.954%, 5/16/26	1,500,000	1,571,654
Cimarex Energy Co. 4.375%, 6/1/24	1,000,000	1,052,586
4.375%, 3/15/29	350,000	370,224
CNOOC Finance 2013 Ltd. 3.000%, 5/9/23	2,450,000	2,489,047
2.875%, 9/30/29	600,000	599,559
CNOOC Finance 2015 USA LLC 3.750%, 5/2/23 (x)	200,000	208,250
3.500%, 5/5/25	1,600,000	1,668,776
4.375%, 5/2/28	200,000	222,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
CNOOC Nexen Finance 2014 ULC
4.250%, 4/30/24	$1,100,000	$1,177,687
Columbia Pipeline Group, Inc. 4.500%, 6/1/25	400,000	438,768
Concho Resources, Inc. 4.375%, 1/15/25	750,000	780,458
3.750%, 10/1/27	750,000	786,526
ConocoPhillips Co. 4.950%, 3/15/26	750,000	864,895
Continental Resources, Inc. 5.000%, 9/15/22	856,000	861,997
4.500%, 4/15/23	1,165,000	1,221,881
3.800%, 6/1/24	785,000	812,007
4.375%, 1/15/28	790,000	839,593
Devon Energy Corp. 5.850%, 12/15/25	500,000	592,110
Diamondback Energy, Inc. 2.875%, 12/1/24	935,000	943,826
3.250%, 12/1/26	765,000	773,851
Ecopetrol SA 5.875%, 9/18/23	1,000,000	1,109,800
4.125%, 1/16/25	1,000,000	1,051,875
Enable Midstream Partners LP 3.900%, 5/15/24 (e)	750,000	761,658
4.950%, 5/15/28	300,000	304,055
4.150%, 9/15/29	750,000	716,961
Enbridge Energy Partners LP 4.200%, 9/15/21	500,000	513,321
Enbridge, Inc. 2.900%, 7/15/22	500,000	509,254
3.500%, 6/10/24	1,000,000	1,046,876
2.500%, 1/15/25	350,000	351,575
4.250%, 12/1/26	500,000	551,238
3.700%, 7/15/27	1,250,000	1,322,710
3.125%, 11/15/29	750,000	757,588
Encana Corp. 3.900%, 11/15/21	500,000	512,038
Energy Transfer Operating LP 4.650%, 6/1/21	1,500,000	1,536,057
5.200%, 2/1/22	1,000,000	1,049,110
3.600%, 2/1/23	1,150,000	1,178,844
4.200%, 9/15/23	250,000	261,836
4.500%, 4/15/24	250,000	265,682
4.050%, 3/15/25	2,000,000	2,102,824
4.750%, 1/15/26	1,250,000	1,352,745
4.950%, 6/15/28	375,000	411,624
Enterprise Products Operating LLC
2.800%, 2/15/21	500,000	504,412
2.850%, 4/15/21	1,055,000	1,065,980
3.500%, 2/1/22	400,000	412,140
4.050%, 2/15/22	500,000	521,470
3.350%, 3/15/23	1,356,000	1,405,202
3.750%, 2/15/25	1,415,000	1,505,791
4.150%, 10/16/28	600,000	662,495
3.125%, 7/31/29	750,000	769,261
(ICE LIBOR USD 3 Month + 2.57%), 5.375%, 2/15/78 (k)	500,000	495,000
Series D
(ICE LIBOR USD 3 Month + 2.99%), 4.875%, 8/16/77 (k)	750,000	740,625
Series E
(ICE LIBOR USD 3 Month + 3.03%), 5.250%, 8/16/77 (k)	750,000	755,625
EOG Resources, Inc. 4.100%, 2/1/21	1,625,000	1,663,885
3.150%, 4/1/25	2,000,000	2,095,848
4.150%, 1/15/26	500,000	555,994
EQM Midstream Partners LP 4.750%, 7/15/23	750,000	749,603
4.000%, 8/1/24	415,000	402,010
EQT Corp. 4.875%, 11/15/21	156,000	160,752
3.000%, 10/1/22 (x)	465,000	456,064
3.900%, 10/1/27 (x)	1,500,000	1,394,665
Equinor ASA 2.750%, 11/10/21	1,000,000	1,016,868
3.150%, 1/23/22	1,000,000	1,026,907
2.450%, 1/17/23	500,000	507,455
2.650%, 1/15/24	500,000	511,617
3.700%, 3/1/24	1,000,000	1,065,361
3.250%, 11/10/24	600,000	632,116
3.625%, 9/10/28	600,000	658,340
Exxon Mobil Corp. 2.222%, 3/1/21	1,480,000	1,488,920
2.397%, 3/6/22	250,000	253,468
1.902%, 8/16/22	300,000	300,868
2.726%, 3/1/23	1,680,000	1,725,607
3.176%, 3/15/24	2,000,000	2,099,668
2.019%, 8/16/24	500,000	500,779
2.709%, 3/6/25	1,000,000	1,032,549
3.043%, 3/1/26	2,025,000	2,122,337
2.275%, 8/16/26	500,000	501,221
2.440%, 8/16/29	750,000	751,389
HollyFrontier Corp. 5.875%, 4/1/26	250,000	280,661
Husky Energy, Inc. 3.950%, 4/15/22	2,000,000	2,065,978
4.000%, 4/15/24	125,000	132,161
Kinder Morgan Energy Partners LP
3.500%, 3/1/21	2,040,000	2,067,007
5.800%, 3/1/21	1,000,000	1,041,654
4.150%, 3/1/22	500,000	520,634
3.950%, 9/1/22	1,750,000	1,827,798
3.450%, 2/15/23	500,000	517,711
3.500%, 9/1/23	100,000	103,902
4.250%, 9/1/24	750,000	806,185
Kinder Morgan, Inc. 3.150%, 1/15/23	750,000	767,645
4.300%, 3/1/28	1,250,000	1,361,589
Magellan Midstream Partners LP 4.250%, 2/1/21	624,000	638,576
5.000%, 3/1/26	250,000	282,844
Marathon Oil Corp. 2.800%, 11/1/22	875,000	889,785
3.850%, 6/1/25	750,000	793,525
4.400%, 7/15/27	750,000	815,628
Marathon Petroleum Corp. 5.125%, 3/1/21	391,000	404,552
5.125%, 12/15/26	2,000,000	2,270,413
3.800%, 4/1/28	300,000	314,993

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
MPLX LP 3.500%, 12/1/22§	$865,000	$890,356
3.375%, 3/15/23	500,000	513,362
4.875%, 12/1/24	1,000,000	1,085,480
4.000%, 2/15/25	300,000	313,689
4.875%, 6/1/25	1,500,000	1,638,693
4.125%, 3/1/27	2,085,000	2,187,183
Noble Energy, Inc. 3.900%, 11/15/24	1,500,000	1,588,945
Occidental Petroleum Corp. 4.850%, 3/15/21	379,000	391,057
2.600%, 8/13/21	520,000	523,338
3.125%, 2/15/22	1,500,000	1,527,204
2.600%, 4/15/22	900,000	906,611
2.700%, 8/15/22	700,000	706,737
2.700%, 2/15/23	1,156,000	1,166,135
2.900%, 8/15/24	900,000	911,135
5.550%, 3/15/26	1,250,000	1,424,581
3.400%, 4/15/26	355,000	364,071
3.200%, 8/15/26	635,000	643,895
3.500%, 8/15/29	760,000	775,049
Series 1 4.100%, 2/1/21	1,000,000	1,015,909
ONEOK Partners LP 3.375%, 10/1/22	150,000	154,738
5.000%, 9/15/23	1,000,000	1,083,736
ONEOK, Inc. 2.750%, 9/1/24	350,000	352,356
4.000%, 7/13/27	225,000	239,177
4.550%, 7/15/28	2,000,000	2,200,809
4.350%, 3/15/29	500,000	543,172
3.400%, 9/1/29	500,000	505,771
Petroleos Mexicanos 4.875%, 1/18/24 (x)	2,000,000	2,106,000
2.460%, 12/15/25	600,000	602,178
4.500%, 1/23/26	2,000,000	1,987,800
6.875%, 8/4/26	1,000,000	1,098,000
6.490%, 1/23/27§	500,000	532,500
6.500%, 3/13/27	4,500,000	4,767,637
5.350%, 2/12/28	715,000	707,850
Phillips 66 4.300%, 4/1/22	2,250,000	2,362,667
3.900%, 3/15/28	500,000	542,456
Phillips 66 Partners LP 2.450%, 12/15/24	250,000	249,285
3.605%, 2/15/25	1,000,000	1,045,395
3.550%, 10/1/26	300,000	316,206
Pioneer Natural Resources Co. 3.450%, 1/15/21	500,000	506,415
4.450%, 1/15/26	1,250,000	1,376,585
Plains All American Pipeline LP 5.000%, 2/1/21	1,000,000	1,023,086
3.850%, 10/15/23	250,000	258,939
3.600%, 11/1/24	1,250,000	1,286,416
4.500%, 12/15/26	500,000	530,625
Sabine Pass Liquefaction LLC 5.625%, 2/1/21 (e)	3,615,000	3,721,888
5.750%, 5/15/24	2,215,000	2,465,351
5.625%, 3/1/25	1,215,000	1,365,158
5.000%, 3/15/27	3,000,000	3,300,300
Spectra Energy Partners LP 3.500%, 3/15/25	1,000,000	1,047,715
3.375%, 10/15/26	315,000	327,769
Sunoco Logistics Partners Operations LP 4.400%, 4/1/21	250,000	255,716
3.450%, 1/15/23	750,000	766,012
4.250%, 4/1/24	1,000,000	1,051,622
5.950%, 12/1/25	250,000	286,102
3.900%, 7/15/26	500,000	518,421
TC PipeLines LP 4.375%, 3/13/25	1,000,000	1,066,140
3.900%, 5/25/27	200,000	210,104
Total Capital Canada Ltd. 2.750%, 7/15/23	1,000,000	1,024,966
Total Capital International SA 2.218%, 7/12/21	310,000	311,828
2.875%, 2/17/22	250,000	255,345
2.700%, 1/25/23	1,187,000	1,212,854
3.750%, 4/10/24	2,000,000	2,134,242
2.434%, 1/10/25	500,000	506,194
3.455%, 2/19/29	750,000	810,422
Total Capital SA 4.125%, 1/28/21	1,100,000	1,126,626
4.250%, 12/15/21	500,000	523,087
3.883%, 10/11/28	250,000	278,468
TransCanada PipeLines Ltd. 2.500%, 8/1/22	850,000	859,616
4.875%, 1/15/26	550,000	621,282
4.250%, 5/15/28	1,750,000	1,936,473
Transcontinental Gas Pipe Line Co. LLC
4.000%, 3/15/28	500,000	530,150
Valero Energy Corp. 3.650%, 3/15/25	600,000	639,021
3.400%, 9/15/26	350,000	366,908
4.350%, 6/1/28 (x)	350,000	384,269
4.000%, 4/1/29	765,000	823,963
Valero Energy Partners LP 4.375%, 12/15/26	215,000	234,136
4.500%, 3/15/28	500,000	550,742
Western Midstream Operating LP
4.000%, 7/1/22	500,000	512,472
3.950%, 6/1/25	1,400,000	1,414,084
4.650%, 7/1/26	250,000	255,938
4.750%, 8/15/28	270,000	272,052
Williams Cos., Inc. (The) 4.000%, 11/15/21	750,000	772,483
3.600%, 3/15/22	1,500,000	1,541,953
3.350%, 8/15/22	1,200,000	1,229,997
3.700%, 1/15/23	325,000	336,997
4.500%, 11/15/23	1,000,000	1,064,884
4.550%, 6/24/24	1,270,000	1,367,848
4.000%, 9/15/25	2,500,000	2,642,093
3.750%, 6/15/27	500,000	520,824

		207,341,379

Total Energy		215,984,913

Financials (13.5%)
Banks (8.7%)
Associated Bank NA 3.500%, 8/13/21	250,000	254,523
Australia & New Zealand Banking Group Ltd.
3.300%, 5/17/21	500,000	508,791
2.300%, 6/1/21	650,000	653,254
2.550%, 11/23/21	1,250,000	1,263,179
2.625%, 5/19/22 (x)	750,000	761,345
2.625%, 11/9/22	500,000	509,089

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
2.050%, 11/21/22	$750,000	$751,741
3.700%, 11/16/25	1,000,000	1,079,174
Banco Santander SA 3.500%, 4/11/22	1,000,000	1,025,320
3.125%, 2/23/23	570,000	580,735
3.848%, 4/12/23	1,200,000	1,250,044
2.706%, 6/27/24	800,000	810,105
5.179%, 11/19/25	1,000,000	1,116,587
4.250%, 4/11/27	1,000,000	1,073,714
4.379%, 4/12/28	1,200,000	1,308,605
3.306%, 6/27/29	800,000	823,806
Bancolombia SA 5.950%, 6/3/21 (x)	500,000	525,000
Bank of America Corp. 2.625%, 4/19/21	1,475,000	1,486,429
(ICE LIBOR USD 3 Month + 0.37%), 2.738%, 1/23/22 (k)	3,250,000	3,271,984
(ICE LIBOR USD 3 Month + 0.63%), 3.499%, 5/17/22 (k)	1,150,000	1,172,791
2.503%, 10/21/22	4,250,000	4,288,436
3.300%, 1/11/23	4,300,000	4,446,313
4.100%, 7/24/23	2,000,000	2,130,399
4.125%, 1/22/24	1,200,000	1,289,887
(ICE LIBOR USD 3 Month + 0.78%), 3.550%, 3/5/24 (k)	2,000,000	2,075,583
4.000%, 4/1/24	5,000,000	5,352,969
(ICE LIBOR USD 3 Month + 0.94%), 3.864%, 7/23/24 (k)	2,000,000	2,105,699
4.200%, 8/26/24	625,000	672,046
4.000%, 1/22/25	1,000,000	1,066,613
(ICE LIBOR USD 3 Month + 0.97%), 3.458%, 3/15/25 (k)	1,500,000	1,565,028
3.875%, 8/1/25	2,000,000	2,149,113
(ICE LIBOR USD 3 Month + 1.09%), 3.093%, 10/1/25 (k)	1,150,000	1,185,670
(ICE LIBOR USD 3 Month + 0.87%), 2.456%, 10/22/25 (k)	1,000,000	1,004,003
(ICE LIBOR USD 3 Month + 0.81%), 3.366%, 1/23/26 (k)	4,750,000	4,965,581
4.450%, 3/3/26	655,000	718,424
3.500%, 4/19/26	3,000,000	3,178,739
(ICE LIBOR USD 3 Month + 1.06%), 3.559%, 4/23/27 (k)	1,500,000	1,584,120
(ICE LIBOR USD 3 Month + 1.58%), 3.824%, 1/20/28 (k)	1,000,000	1,075,724
(ICE LIBOR USD 3 Month + 1.51%), 3.705%, 4/24/28 (k)	1,500,000	1,600,440
(ICE LIBOR USD 3 Month + 1.37%), 3.593%, 7/21/28 (k)	5,000,000	5,313,889
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)	4,450,000	4,671,597
(ICE LIBOR USD 3 Month + 1.07%), 3.970%, 3/5/29 (k)	2,000,000	2,173,444
(ICE LIBOR USD 3 Month + 1.31%), 4.271%, 7/23/29 (k)	2,250,000	2,502,173
(ICE LIBOR USD 3 Month + 1.18%), 3.194%, 7/23/30 (k)	1,300,000	1,342,753
Series L 3.950%, 4/21/25	2,450,000	2,609,963
Bank of Montreal 1.900%, 8/27/21	2,000,000	2,000,053
2.900%, 3/26/22	1,250,000	1,276,720
2.350%, 9/11/22	500,000	505,465
2.050%, 11/1/22	600,000	601,883
2.550%, 11/6/22	1,300,000	1,321,979
2.500%, 6/28/24 (x)	500,000	505,144
Series D 3.100%, 4/13/21	450,000	456,752
Series E 3.300%, 2/5/24	1,000,000	1,040,407
Bank of Nova Scotia (The) 2.500%, 1/8/21	750,000	754,070
4.375%, 1/13/21	1,150,000	1,178,156
2.450%, 3/22/21	750,000	754,622
3.125%, 4/20/21	750,000	761,470
2.800%, 7/21/21	1,000,000	1,013,647
2.700%, 3/7/22	250,000	254,438
2.450%, 9/19/22	3,050,000	3,093,185
2.000%, 11/15/22	750,000	751,730
2.375%, 1/18/23	350,000	354,348
3.400%, 2/11/24	750,000	784,220
2.700%, 8/3/26	750,000	762,604
Barclays Bank plc 2.650%, 1/11/21	3,420,000	3,438,276
Barclays plc 3.250%, 1/12/21	500,000	503,987
3.200%, 8/10/21	750,000	760,770
3.684%, 1/10/23	560,000	573,581
(ICE LIBOR USD 3 Month + 1.40%), 4.610%, 2/15/23 (k)	1,310,000	1,366,672
(ICE LIBOR USD 3 Month + 1.36%), 4.338%, 5/16/24 (k)	1,000,000	1,052,821
3.650%, 3/16/25	1,750,000	1,824,537
(ICE LIBOR USD 3 Month + 1.61%), 3.932%, 5/7/25 (k)	750,000	788,028
4.375%, 1/12/26	1,500,000	1,622,068
(ICE LIBOR USD 3 Month + 1.90%), 4.972%, 5/16/29 (k)	1,000,000	1,122,984
BBVA USA 3.500%, 6/11/21	530,000	539,338
2.875%, 6/29/22	750,000	761,575
2.500%, 8/27/24	500,000	495,865
3.875%, 4/10/25	1,000,000	1,047,791
BNP Paribas SA 5.000%, 1/15/21	2,000,000	2,061,327
3.250%, 3/3/23	650,000	674,597
4.250%, 10/15/24	1,000,000	1,068,594
Canadian Imperial Bank of Commerce 2.700%, 2/2/21	625,000	630,143
2.550%, 6/16/22 (x)	1,000,000	1,015,435
(ICE LIBOR USD 3 Month + 0.79%), 2.606%, 7/22/23 (k)	650,000	656,549
3.500%, 9/13/23	500,000	523,993
3.100%, 4/2/24	750,000	773,002
Capital One Bank USA NA 3.375%, 2/15/23	1,000,000	1,031,223
Capital One NA 2.950%, 7/23/21	1,000,000	1,014,264
2.250%, 9/13/21	2,000,000	2,009,878
2.650%, 8/8/22	750,000	760,365
2.150%, 9/6/22	415,000	415,532
Citibank NA 2.850%, 2/12/21	1,750,000	1,767,781

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
3.400%, 7/23/21	$1,250,000	$1,278,635
(ICE LIBOR USD 3 Month + 0.53%), 3.165%, 2/19/22 (k)	1,350,000	1,367,643
(ICE LIBOR USD 3 Month + 0.60%), 2.844%, 5/20/22 (k)	1,000,000	1,011,477
Citigroup, Inc. 2.700%, 3/30/21	1,150,000	1,159,248
2.350%, 8/2/21	1,000,000	1,005,074
2.900%, 12/8/21	2,000,000	2,031,684
4.500%, 1/14/22	200,000	209,593
2.750%, 4/25/22	1,275,000	1,295,950
4.050%, 7/30/22	150,000	156,960
2.700%, 10/27/22	2,500,000	2,540,090
(SOFR + 0.87%), 2.312%, 11/4/22 (k)	700,000	701,819
3.375%, 3/1/23	1,150,000	1,189,324
3.500%, 5/15/23	1,000,000	1,038,753
3.875%, 10/25/23	1,550,000	1,640,476
(ICE LIBOR USD 3 Month + 1.02%), 4.044%, 6/1/24 (k)	1,150,000	1,215,924
3.750%, 6/16/24	500,000	531,917
4.000%, 8/5/24	2,500,000	2,664,714
3.875%, 3/26/25	500,000	530,800
(ICE LIBOR USD 3 Month + 0.90%), 3.352%, 4/24/25 (k)	1,500,000	1,559,524
3.300%, 4/27/25	1,000,000	1,048,053
4.400%, 6/10/25	650,000	706,480
3.700%, 1/12/26	3,000,000	3,196,146
4.600%, 3/9/26	595,000	653,842
3.400%, 5/1/26	2,500,000	2,625,714
3.200%, 10/21/26	3,250,000	3,381,537
4.450%, 9/29/27	1,250,000	1,374,387
(ICE LIBOR USD 3 Month + 1.39%), 3.668%, 7/24/28 (k)	3,000,000	3,191,135
(ICE LIBOR USD 3 Month + 1.15%), 3.520%, 10/27/28 (k)	2,500,000	2,632,838
(ICE LIBOR USD 3 Month + 1.19%), 4.075%, 4/23/29 (k)	2,000,000	2,190,961
(ICE LIBOR USD 3 Month + 1.34%), 3.980%, 3/20/30 (k)	1,750,000	1,910,792
(SOFR + 1.42%), 2.976%, 11/5/30 (k)	1,250,000	1,265,631
Citizens Bank NA 2.550%, 5/13/21	610,000	613,662
3.250%, 2/14/22	250,000	256,050
2.650%, 5/26/22	505,000	511,209
3.700%, 3/29/23	500,000	522,499
3.750%, 2/18/26	500,000	532,342
Citizens Financial Group, Inc. 2.375%, 7/28/21	355,000	356,060
4.300%, 12/3/25	750,000	808,388
2.850%, 7/27/26	500,000	508,677
Comerica Bank 2.500%, 7/23/24	300,000	303,486
4.000%, 7/27/25	250,000	266,170
Comerica, Inc. 3.700%, 7/31/23	375,000	394,259
4.000%, 2/1/29	450,000	490,665
Commonwealth Bank of Australia
2.550%, 3/15/21	900,000	906,413
Cooperatieve Rabobank UA 4.500%, 1/11/21	1,500,000	1,537,954
2.500%, 1/19/21	1,100,000	1,105,805
3.125%, 4/26/21	575,000	583,456
2.750%, 1/10/22	595,000	604,037
3.875%, 2/8/22	2,812,000	2,920,218
3.950%, 11/9/22	1,000,000	1,043,397
2.750%, 1/10/23	1,750,000	1,780,978
4.625%, 12/1/23	1,000,000	1,084,464
3.375%, 5/21/25	1,000,000	1,058,937
4.375%, 8/4/25	500,000	541,196
3.750%, 7/21/26	815,000	847,157
Credit Suisse Group Funding Guernsey Ltd.
3.450%, 4/16/21	2,000,000	2,031,633
3.800%, 9/15/22	2,500,000	2,597,515
3.800%, 6/9/23	1,000,000	1,046,881
3.750%, 3/26/25	750,000	793,904
4.550%, 4/17/26	2,000,000	2,213,638
Discover Bank 3.200%, 8/9/21	350,000	355,930
3.350%, 2/6/23	250,000	257,938
4.200%, 8/8/23	550,000	584,745
2.450%, 9/12/24	750,000	747,463
3.450%, 7/27/26	840,000	869,519
4.650%, 9/13/28	625,000	701,399
Fifth Third Bancorp 2.600%, 6/15/22	800,000	809,830
4.300%, 1/16/24	700,000	751,145
3.650%, 1/25/24	750,000	788,792
2.375%, 1/28/25	250,000	250,468
3.950%, 3/14/28	750,000	824,808
Fifth Third Bank 2.250%, 6/14/21	750,000	752,316
3.350%, 7/26/21	605,000	616,733
3.950%, 7/28/25	645,000	700,647
3.850%, 3/15/26	600,000	638,389
First Republic Bank 2.500%, 6/6/22	500,000	504,370
HSBC Holdings plc 3.400%, 3/8/21	2,250,000	2,284,537
5.100%, 4/5/21	2,700,000	2,800,633
2.950%, 5/25/21	1,750,000	1,771,198
2.650%, 1/5/22	1,500,000	1,515,882
4.875%, 1/14/22	750,000	791,935
4.000%, 3/30/22	1,650,000	1,718,968
(ICE LIBOR USD 3 Month + 1.06%), 3.262%, 3/13/23 (k)	1,500,000	1,533,021
3.600%, 5/25/23	1,500,000	1,560,905
(ICE LIBOR USD 3 Month + 0.92%), 3.033%, 11/22/23 (k)	300,000	306,465
4.250%, 3/14/24	1,700,000	1,803,533
(ICE LIBOR USD 3 Month + 0.99%), 3.950%, 5/18/24 (k)	970,000	1,018,541
(ICE LIBOR USD 3 Month + 1.21%), 3.803%, 3/11/25 (k)	875,000	918,381
4.250%, 8/18/25	1,600,000	1,705,327
(ICE LIBOR USD 3 Month + 1.14%), 2.633%, 11/7/25 (k)	830,000	831,715
3.900%, 5/25/26	1,140,000	1,212,308
(ICE LIBOR USD 3 Month + 1.35%), 4.292%, 9/12/26 (k)	3,500,000	3,784,938

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
4.375%, 11/23/26	$1,815,000	$1,951,212
(ICE LIBOR USD 3 Month + 1.55%), 4.041%, 3/13/28 (k)	1,250,000	1,328,668
(ICE LIBOR USD 3 Month + 1.53%), 4.583%, 6/19/29 (k)	1,120,000	1,248,132
(ICE LIBOR USD 3 Month + 1.61%), 3.973%, 5/22/30 (k)	1,165,000	1,245,363
HSBC USA, Inc. 3.500%, 6/23/24	900,000	949,313
Huntington Bancshares, Inc. 2.300%, 1/14/22	2,800,000	2,812,773
2.625%, 8/6/24	500,000	506,557
4.000%, 5/15/25	350,000	377,006
Huntington National Bank (The) 3.250%, 5/14/21	350,000	355,433
3.125%, 4/1/22	430,000	440,005
2.500%, 8/7/22	750,000	757,909
3.550%, 10/6/23	500,000	523,287
Industrial & Commercial Bank of China Ltd. 2.635%, 5/26/21	350,000	351,640
2.452%, 10/20/21	1,150,000	1,149,641
2.957%, 11/8/22	500,000	506,406
3.538%, 11/8/27	500,000	518,594
ING Groep NV 3.150%, 3/29/22	1,250,000	1,277,485
4.100%, 10/2/23	1,500,000	1,593,909
3.550%, 4/9/24	750,000	784,215
3.950%, 3/29/27	1,250,000	1,336,110
4.050%, 4/9/29	560,000	614,471
JPMorgan Chase & Co. 2.550%, 3/1/21	1,000,000	1,005,732
4.625%, 5/10/21	2,000,000	2,069,304
2.400%, 6/7/21	1,250,000	1,258,261
4.350%, 8/15/21	300,000	311,051
(ICE LIBOR USD 3 Month + 0.61%), 3.514%, 6/18/22 (k)	1,250,000	1,276,949
3.250%, 9/23/22	2,849,000	2,943,942
2.972%, 1/15/23	3,250,000	3,310,156
3.200%, 1/25/23	4,369,000	4,526,107
(ICE LIBOR USD 3 Month + 0.94%), 2.776%, 4/25/23 (k)	2,062,000	2,094,293
3.375%, 5/1/23	2,075,000	2,158,557
2.700%, 5/18/23	2,000,000	2,046,104
3.875%, 2/1/24	3,000,000	3,199,755
(ICE LIBOR USD 3 Month + 0.73%), 3.559%, 4/23/24 (k)	1,125,000	1,172,476
3.625%, 5/13/24	3,000,000	3,179,143
(ICE LIBOR USD 3 Month + 1.00%), 4.023%, 12/5/24 (k)	1,250,000	1,332,402
(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25 (k)	2,365,000	2,449,942
3.900%, 7/15/25	3,000,000	3,243,486
(SOFR + 1.16%), 2.301%, 10/15/25 (k)	1,500,000	1,496,853
3.300%, 4/1/26	2,000,000	2,101,607
3.200%, 6/15/26	1,750,000	1,828,605
(ICE LIBOR USD 3 Month + 1.38%), 3.540%, 5/1/28 (k)	2,750,000	2,910,229
(ICE LIBOR USD 3 Month + 0.95%), 3.509%, 1/23/29 (k)	7,000,000	7,415,388
(ICE LIBOR USD 3 Month + 1.12%), 4.005%, 4/23/29 (k)	1,500,000	1,647,156
(ICE LIBOR USD 3 Month + 1.26%), 4.203%, 7/23/29 (k)	1,500,000	1,670,498
(ICE LIBOR USD 3 Month + 1.33%), 4.452%, 12/5/29 (k)	1,000,000	1,136,897
(ICE LIBOR USD 3 Month + 1.16%), 3.702%, 5/6/30 (k)	625,000	671,614
(SOFR + 1.51%), 2.739%, 10/15/30 (k)	1,735,000	1,736,627
KeyBank NA 3.350%, 6/15/21	250,000	255,293
2.500%, 11/22/21	250,000	252,676
3.300%, 2/1/22	250,000	256,987
2.400%, 6/9/22	635,000	642,026
2.300%, 9/14/22	1,500,000	1,514,076
3.375%, 3/7/23 (x)	500,000	521,400
3.300%, 6/1/25	250,000	262,653
3.400%, 5/20/26	1,000,000	1,035,941
KeyCorp 5.100%, 3/24/21	1,375,000	1,426,201
4.150%, 10/29/25	310,000	337,923
Korea Development Bank (The) 4.625%, 11/16/21	250,000	261,641
2.625%, 2/27/22	2,000,000	2,026,250
3.000%, 3/19/22	250,000	255,469
3.000%, 9/14/22	1,000,000	1,024,687
3.375%, 3/12/23	500,000	518,355
2.750%, 3/19/23	500,000	508,750
3.750%, 1/22/24	500,000	530,000
3.250%, 2/19/24	350,000	364,379
2.125%, 10/1/24	390,000	388,634
Kreditanstalt fuer Wiederaufbau 1.625%, 3/15/21	4,000,000	3,995,232
2.375%, 3/24/21	1,890,000	1,904,806
2.625%, 4/12/21	2,400,000	2,427,410
1.500%, 6/15/21	4,000,000	3,988,416
2.375%, 8/25/21	1,500,000	1,516,552
1.750%, 9/15/21	3,950,000	3,954,539
2.000%, 11/30/21	2,000,000	2,012,381
2.625%, 1/25/22	3,000,000	3,058,390
2.500%, 2/15/22	2,250,000	2,289,028
2.125%, 3/7/22	3,500,000	3,534,352
2.125%, 6/15/22	3,000,000	3,032,425
2.000%, 10/4/22	2,312,000	2,331,653
2.375%, 12/29/22	4,015,000	4,094,827
2.125%, 1/17/23	3,350,000	3,392,754
2.625%, 2/28/24	2,125,000	2,197,219
1.375%, 8/5/24	2,250,000	2,208,839
2.500%, 11/20/24	5,000,000	5,161,584
2.000%, 5/2/25	3,000,000	3,020,586
2.875%, 4/3/28	1,750,000	1,862,055
1.750%, 9/14/29	525,000	515,279
Landwirtschaftliche Rentenbank 1.750%, 9/24/21	800,000	800,394
3.125%, 11/14/23	1,500,000	1,577,338
2.000%, 1/13/25	3,000,000	3,031,193
1.750%, 7/27/26	500,000	495,367
Series 36 2.000%, 12/6/21	1,000,000	1,006,059
Series 37 2.500%, 11/15/27 (x)	2,000,000	2,080,313

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Lloyds Bank plc 6.375%, 1/21/21	$1,000,000	$1,044,617
3.300%, 5/7/21	975,000	990,753
2.250%, 8/14/22	750,000	751,550
Lloyds Banking Group plc 3.100%, 7/6/21	375,000	380,833
3.000%, 1/11/22	1,365,000	1,385,941
(ICE LIBOR USD 3 Month + 1.25%), 2.858%, 3/17/23 (k)	750,000	759,160
4.050%, 8/16/23	750,000	793,949
(ICE LIBOR USD 3 Month + 0.81%), 2.907%, 11/7/23 (k)	1,750,000	1,775,782
3.900%, 3/12/24	400,000	422,895
4.450%, 5/8/25	575,000	627,467
4.582%, 12/10/25	1,000,000	1,078,255
4.650%, 3/24/26	1,750,000	1,896,565
3.750%, 1/11/27	1,385,000	1,457,592
4.375%, 3/22/28	1,350,000	1,485,613
4.550%, 8/16/28	850,000	948,102
(ICE LIBOR USD 3 Month + 1.21%), 3.574%, 11/7/28 (k)	1,750,000	1,822,283
M&T Bank Corp. 3.550%, 7/26/23	500,000	525,369
Manufacturers & Traders Trust Co.
2.500%, 5/18/22	500,000	505,879
2.900%, 2/6/25	1,000,000	1,025,860
3.400%, 8/17/27	330,000	349,807
Mitsubishi UFJ Financial Group, Inc.
2.950%, 3/1/21	1,038,000	1,048,344
3.535%, 7/26/21	290,000	296,403
2.190%, 9/13/21	1,350,000	1,352,204
2.998%, 2/22/22	1,250,000	1,272,710
3.218%, 3/7/22	500,000	511,574
2.623%, 7/18/22	750,000	758,435
3.455%, 3/2/23	1,000,000	1,036,963
3.761%, 7/26/23	1,750,000	1,837,251
2.527%, 9/13/23 (x)	760,000	765,754
3.407%, 3/7/24	750,000	780,941
2.801%, 7/18/24	1,000,000	1,017,594
3.777%, 3/2/25	1,000,000	1,063,376
3.850%, 3/1/26	2,170,000	2,321,850
2.757%, 9/13/26	1,250,000	1,258,970
3.677%, 2/22/27	1,000,000	1,065,320
3.287%, 7/25/27	1,000,000	1,040,051
3.961%, 3/2/28	1,500,000	1,633,658
4.050%, 9/11/28	1,000,000	1,098,953
3.741%, 3/7/29	750,000	807,679
3.195%, 7/18/29	1,000,000	1,033,222
Mizuho Financial Group, Inc. 2.273%, 9/13/21	850,000	852,838
2.953%, 2/28/22	1,150,000	1,170,439
2.601%, 9/11/22	1,000,000	1,012,481
3.549%, 3/5/23	1,000,000	1,037,355
(ICE LIBOR USD 3 Month + 0.84%), 2.721%, 7/16/23 (k)	235,000	237,610
(ICE LIBOR USD 3 Month + 0.98%), 2.839%, 7/16/25 (k)	750,000	758,680
(ICE LIBOR USD 3 Month + 1.10%), 2.555%, 9/13/25 (k)	500,000	499,948
2.839%, 9/13/26	850,000	859,785
3.663%, 2/28/27	1,000,000	1,063,860
3.170%, 9/11/27	1,250,000	1,286,871
(ICE LIBOR USD 3 Month + 1.27%), 4.254%, 9/11/29 (k)	1,000,000	1,104,173
(ICE LIBOR USD 3 Month + 1.13%), 3.153%, 7/16/30 (k)	750,000	765,752
MUFG Americas Holdings Corp. 3.500%, 6/18/22	1,800,000	1,859,272
3.000%, 2/10/25	80,000	81,288
MUFG Union Bank NA 3.150%, 4/1/22	750,000	767,826
2.100%, 12/9/22	500,000	501,107
National Australia Bank Ltd. 2.500%, 1/12/21	500,000	502,387
2.625%, 1/14/21	750,000	754,551
1.875%, 7/12/21	1,000,000	998,246
3.375%, 9/20/21	500,000	511,767
3.700%, 11/4/21 (x)	650,000	670,430
3.000%, 1/20/23	1,350,000	1,387,177
2.875%, 4/12/23	750,000	768,227
3.625%, 6/20/23	500,000	524,811
3.375%, 1/14/26	750,000	785,522
2.500%, 7/12/26	1,500,000	1,498,391
Oesterreichische Kontrollbank AG
2.875%, 9/7/21	1,625,000	1,655,051
2.375%, 10/1/21	1,500,000	1,516,271
2.625%, 1/31/22	750,000	763,722
2.875%, 3/13/23	750,000	776,115
3.125%, 11/7/23	2,750,000	2,886,997
People’s United Financial, Inc. 3.650%, 12/6/22	300,000	311,217
PNC Bank NA 2.500%, 1/22/21	2,500,000	2,514,366
2.150%, 4/29/21	1,250,000	1,254,158
2.550%, 12/9/21	1,050,000	1,062,578
(ICE LIBOR USD 3 Month + 0.42%), 2.028%, 12/9/22 (k)	400,000	400,419
2.950%, 1/30/23	250,000	255,902
3.500%, 6/8/23	335,000	351,011
3.800%, 7/25/23	1,000,000	1,049,595
3.300%, 10/30/24	1,000,000	1,049,006
2.950%, 2/23/25	250,000	258,191
3.250%, 6/1/25	500,000	523,782
3.100%, 10/25/27	500,000	518,453
3.250%, 1/22/28	1,000,000	1,048,272
2.700%, 10/22/29	395,000	393,675
Series FXD
(ICE LIBOR USD 3 Month + 0.44%), 2.232%, 7/22/22 (k)	400,000	401,312
PNC Financial Services Group, Inc. (The) 2.854%, 11/9/22 (e)	2,000,000	2,042,317
3.500%, 1/23/24	175,000	184,419
3.900%, 4/29/24	500,000	533,148
2.200%, 11/1/24	500,000	501,299
2.600%, 7/23/26	350,000	353,583
3.150%, 5/19/27	750,000	782,080
3.450%, 4/23/29	750,000	798,616
Regions Bank 2.750%, 4/1/21	1,000,000	1,007,718
Regions Financial Corp. 2.750%, 8/14/22	650,000	661,218
3.800%, 8/14/23	750,000	791,778

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Royal Bank of Canada 2.500%, 1/19/21	$1,000,000	$1,005,587
3.200%, 4/30/21	770,000	782,678
2.750%, 2/1/22	750,000	762,754
2.800%, 4/29/22	750,000	764,435
3.700%, 10/5/23	1,500,000	1,582,628
2.550%, 7/16/24	750,000	761,943
2.250%, 11/1/24	750,000	752,628
4.650%, 1/27/26	2,000,000	2,205,202
Royal Bank of Scotland Group plc
6.125%, 12/15/22	1,965,000	2,149,846
(ICE LIBOR USD 3 Month + 1.48%), 3.498%, 5/15/23 (k)	2,000,000	2,047,512
6.100%, 6/10/23	875,000	962,914
3.875%, 9/12/23	800,000	837,097
6.000%, 12/19/23	1,740,000	1,930,662
5.125%, 5/28/24	1,890,000	2,047,944
(ICE LIBOR USD 3 Month + 1.55%), 4.519%, 6/25/24 (k)	2,000,000	2,124,976
(ICE LIBOR USD 3 Month + 1.76%), 4.269%, 3/22/25 (k)	1,000,000	1,060,625
4.800%, 4/5/26	1,750,000	1,943,254
(ICE LIBOR USD 3 Month + 1.75%), 4.892%, 5/18/29 (k)	550,000	618,576
(ICE LIBOR USD 3 Month + 1.87%), 4.445%, 5/8/30 (k)	750,000	824,944
Santander Holdings USA, Inc. 4.450%, 12/3/21	145,000	150,331
3.700%, 3/28/22	1,590,000	1,634,498
3.400%, 1/18/23	750,000	768,931
3.500%, 6/7/24	350,000	359,472
4.500%, 7/17/25	1,500,000	1,614,019
4.400%, 7/13/27	485,000	522,764
Santander UK Group Holdings plc
3.125%, 1/8/21	1,000,000	1,008,352
2.875%, 8/5/21	1,250,000	1,262,277
3.571%, 1/10/23	520,000	532,590
(ICE LIBOR USD 3 Month + 1.57%), 4.796%, 11/15/24 (k)	750,000	808,274
(ICE LIBOR USD 3 Month + 1.40%), 3.823%, 11/3/28 (k)	750,000	788,540
Santander UK plc 2.500%, 1/5/21	1,000,000	1,005,281
3.400%, 6/1/21	750,000	764,916
3.750%, 11/15/21	500,000	515,395
4.000%, 3/13/24	1,000,000	1,064,525
2.875%, 6/18/24	750,000	764,777
Skandinaviska Enskilda Banken AB
2.625%, 3/15/21	1,000,000	1,005,994
1.875%, 9/13/21 (x)	800,000	796,606
2.800%, 3/11/22 (x)	750,000	760,607
Sumitomo Mitsui Banking Corp. 3.200%, 7/18/22	750,000	768,893
3.000%, 1/18/23	1,000,000	1,022,746
3.950%, 1/10/24	2,250,000	2,379,319
3.400%, 7/11/24	1,000,000	1,044,406
3.650%, 7/23/25	750,000	796,895
Sumitomo Mitsui Financial Group, Inc. 2.934%, 3/9/21 (x)	1,250,000	1,262,901
2.442%, 10/19/21	1,000,000	1,007,531
2.846%, 1/11/22	1,500,000	1,521,500
2.778%, 10/18/22	750,000	761,793
3.102%, 1/17/23	1,000,000	1,025,708
3.936%, 10/16/23	750,000	792,674
2.696%, 7/16/24	1,000,000	1,014,399
2.448%, 9/27/24	350,000	351,392
3.010%, 10/19/26 (x)	1,000,000	1,021,795
3.446%, 1/11/27	1,700,000	1,782,633
3.364%, 7/12/27	750,000	783,883
3.352%, 10/18/27 (x)	750,000	783,893
3.544%, 1/17/28	2,000,000	2,117,994
4.306%, 10/16/28 (x)	750,000	835,936
3.040%, 7/16/29	1,000,000	1,019,494
3.202%, 9/17/29	350,000	353,578
2.724%, 9/27/29	350,000	347,699
Svenska Handelsbanken AB 2.450%, 3/30/21	1,145,000	1,152,125
3.350%, 5/24/21	2,655,000	2,706,363
1.875%, 9/7/21	505,000	504,532
3.900%, 11/20/23	500,000	534,326
Synovus Financial Corp. 3.125%, 11/1/22	300,000	303,278
Toronto-Dominion Bank (The) 2.550%, 1/25/21	1,750,000	1,762,133
2.125%, 4/7/21	1,500,000	1,505,016
3.250%, 6/11/21	750,000	765,126
1.900%, 12/1/22 (x)	1,250,000	1,250,704
3.500%, 7/19/23	750,000	788,180
3.250%, 3/11/24	750,000	783,968
2.650%, 6/12/24	750,000	765,311
(USD Swap Semi 5 Year + 2.21%), 3.625%, 9/15/31 (k)	1,000,000	1,047,605
Truist Bank 2.625%, 1/15/22	1,250,000	1,266,156
2.800%, 5/17/22	750,000	763,471
(ICE LIBOR USD 3 Month + 0.59%), 3.502%, 8/2/22 (k)	500,000	511,057
3.000%, 2/2/23	1,000,000	1,021,890
3.200%, 4/1/24	750,000	780,953
(ICE LIBOR USD 3 Month + 0.74%), 3.689%, 8/2/24 (k)	500,000	524,411
2.150%, 12/6/24	600,000	598,984
3.625%, 9/16/25	1,000,000	1,063,253
4.050%, 11/3/25	185,000	202,874
3.300%, 5/15/26	1,000,000	1,039,676
3.800%, 10/30/26	300,000	322,742
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.15%), 2.636%, 9/17/29 (k)	350,000	348,749
Truist Financial Corp. 2.150%, 2/1/21 (x)	650,000	651,144
2.900%, 3/3/21	500,000	504,719
2.050%, 5/10/21	2,000,000	2,002,158
3.200%, 9/3/21	500,000	509,743
2.700%, 1/27/22	1,000,000	1,014,287
3.950%, 3/22/22	250,000	259,265
3.050%, 6/20/22	750,000	768,266
2.200%, 3/16/23	750,000	753,009
3.750%, 12/6/23	750,000	794,193

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
2.500%, 8/1/24	$750,000	$759,363
2.850%, 10/26/24	500,000	515,684
4.000%, 5/1/25	600,000	650,228
3.700%, 6/5/25	750,000	804,020
3.875%, 3/19/29	750,000	805,191
US Bancorp 2.350%, 1/29/21	1,000,000	1,004,405
4.125%, 5/24/21	1,000,000	1,028,622
3.000%, 3/15/22	750,000	767,930
2.950%, 7/15/22	1,600,000	1,639,754
3.700%, 1/30/24	500,000	530,909
2.400%, 7/30/24	750,000	758,413
3.600%, 9/11/24	1,000,000	1,065,705
3.950%, 11/17/25	500,000	549,391
3.100%, 4/27/26	1,415,000	1,470,260
3.900%, 4/26/28	650,000	720,501
3.000%, 7/30/29	750,000	764,622
Series V 2.375%, 7/22/26	2,000,000	2,004,337
US Bank NA 3.150%, 4/26/21	750,000	759,954
3.450%, 11/16/21	750,000	771,966
2.650%, 5/23/22	750,000	763,936
1.950%, 1/9/23	300,000	299,700
2.850%, 1/23/23	750,000	769,403
3.400%, 7/24/23	500,000	523,481
2.800%, 1/27/25	1,000,000	1,030,277
Webster Financial Corp. 4.100%, 3/25/29	500,000	524,710
Wells Fargo & Co. 3.000%, 1/22/21	1,500,000	1,516,816
2.500%, 3/4/21	2,000,000	2,012,044
4.600%, 4/1/21	2,000,000	2,063,923
2.100%, 7/26/21	1,250,000	1,253,482
3.500%, 3/8/22	1,844,000	1,901,733
3.069%, 1/24/23	1,000,000	1,018,419
4.125%, 8/15/23	3,000,000	3,184,831
3.750%, 1/24/24	1,250,000	1,320,919
3.300%, 9/9/24	2,000,000	2,091,900
3.000%, 2/19/25	2,500,000	2,575,601
(ICE LIBOR USD 3 Month + 0.83%), 2.406%, 10/30/25 (k)	1,105,000	1,105,936
3.000%, 4/22/26	4,000,000	4,108,249
4.100%, 6/3/26	2,000,000	2,149,165
3.000%, 10/23/26	1,500,000	1,539,283
(ICE LIBOR USD 3 Month + 1.17%), 3.196%, 6/17/27 (k)	1,110,000	1,149,819
(ICE LIBOR USD 3 Month + 1.31%), 3.584%, 5/22/28 (k)	8,035,000	8,546,797
4.150%, 1/24/29	1,350,000	1,502,610
(ICE LIBOR USD 3 Month + 1.17%), 2.879%, 10/30/30 (k)	1,250,000	1,257,977
Series M 3.450%, 2/13/23	1,806,000	1,870,438
Wells Fargo Bank NA 2.600%, 1/15/21	2,500,000	2,516,112
3.625%, 10/22/21	1,500,000	1,543,645
(ICE LIBOR USD 3 Month + 0.61%), 2.897%, 5/27/22 (k)	870,000	880,517
(ICE LIBOR USD 3 Month + 0.65%), 2.082%, 9/9/22 (k)	1,200,000	1,201,289
3.550%, 8/14/23	1,950,000	2,043,856
Westpac Banking Corp. 2.650%, 1/25/21	1,150,000	1,157,846
2.100%, 5/13/21	750,000	751,058
2.000%, 8/19/21	1,250,000	1,250,163
2.500%, 6/28/22	1,250,000	1,263,452
2.750%, 1/11/23	750,000	763,729
3.650%, 5/15/23	750,000	786,169
3.300%, 2/26/24 (x)	1,250,000	1,302,567
2.350%, 2/19/25	1,000,000	1,001,935
2.850%, 5/13/26	750,000	766,376
2.700%, 8/19/26	1,750,000	1,767,419
3.350%, 3/8/27	1,250,000	1,310,466
(USD ICE Swap Rate 5 Year + 2.24%), 4.322%, 11/23/31 (k)	1,000,000	1,053,750
Wintrust Financial Corp. 4.850%, 6/6/29 (x)	250,000	266,003
Zions Bancorp NA 3.350%, 3/4/22	455,000	467,109
3.250%, 10/29/29	500,000	489,275

		670,374,346

Capital Markets (1.9%)
Affiliated Managers Group, Inc. 4.250%, 2/15/24	350,000	372,540
Ameriprise Financial, Inc. 3.000%, 3/22/22	165,000	168,614
4.000%, 10/15/23	150,000	159,940
3.700%, 10/15/24	750,000	799,721
2.875%, 9/15/26	500,000	513,653
Ares Capital Corp. 3.625%, 1/19/22	600,000	611,946
3.500%, 2/10/23	750,000	765,260
4.200%, 6/10/24	560,000	588,422
4.250%, 3/1/25	500,000	522,595
Bank of New York Mellon Corp. (The) 4.150%, 2/1/21	1,187,000	1,215,755
2.500%, 4/15/21	600,000	604,296
2.050%, 5/3/21	1,000,000	1,001,887
3.550%, 9/23/21	750,000	770,081
1.950%, 8/23/22	625,000	625,333
2.950%, 1/29/23	500,000	514,312
3.500%, 4/28/23	750,000	784,838
(ICE LIBOR USD 3 Month + 0.63%), 2.661%, 5/16/23 (k)	700,000	710,034
3.450%, 8/11/23	750,000	787,371
2.200%, 8/16/23	425,000	428,989
2.100%, 10/24/24	500,000	498,814
2.800%, 5/4/26	750,000	769,901
2.450%, 8/17/26 (x)	1,000,000	1,007,010
3.250%, 5/16/27	700,000	737,179
3.400%, 1/29/28	500,000	533,357
3.850%, 4/28/28	850,000	936,358
Series 0012 3.650%, 2/4/24	2,100,000	2,221,718
Series G 3.000%, 2/24/25	1,500,000	1,559,402

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
BGC Partners, Inc. 5.375%, 7/24/23	$350,000	$374,916
3.750%, 10/1/24 (x)	200,000	200,091
BlackRock, Inc. 4.250%, 5/24/21	1,000,000	1,034,721
3.375%, 6/1/22	500,000	517,757
3.500%, 3/18/24	1,400,000	1,488,702
3.200%, 3/15/27	347,000	366,964
3.250%, 4/30/29	445,000	475,682
Brookfield Asset Management, Inc.
4.000%, 1/15/25 (x)	600,000	648,703
Brookfield Finance, Inc. 4.000%, 4/1/24	750,000	804,715
3.900%, 1/25/28	500,000	536,359
Cboe Global Markets, Inc. 3.650%, 1/12/27	650,000	694,466
Charles Schwab Corp. (The) 3.250%, 5/21/21	665,000	677,543
2.650%, 1/25/23	500,000	509,152
3.550%, 2/1/24	650,000	685,103
3.000%, 3/10/25	150,000	155,673
3.850%, 5/21/25	750,000	811,695
3.200%, 3/2/27	500,000	525,635
3.250%, 5/22/29	500,000	527,920
CME Group, Inc. 3.000%, 9/15/22	500,000	514,400
3.000%, 3/15/25	1,000,000	1,039,586
3.750%, 6/15/28	350,000	385,406
Credit Suisse AG 3.000%, 10/29/21	850,000	865,435
2.100%, 11/12/21	720,000	722,243
Deutsche Bank AG 3.125%, 1/13/21	1,000,000	1,002,085
3.150%, 1/22/21	1,150,000	1,154,159
3.375%, 5/12/21	500,000	502,611
4.250%, 10/14/21	3,500,000	3,597,000
3.300%, 11/16/22	1,150,000	1,159,390
3.950%, 2/27/23	850,000	869,700
3.700%, 5/30/24	1,500,000	1,519,944
(SOFR + 2.58%), 3.961%, 11/26/25 (k)	750,000	766,237
4.100%, 1/13/26 (x)	1,000,000	1,004,287
E*TRADE Financial Corp. 2.950%, 8/24/22	500,000	507,503
3.800%, 8/24/27	250,000	258,186
4.500%, 6/20/28	350,000	381,629
Eaton Vance Corp. 3.625%, 6/15/23	500,000	523,034
3.500%, 4/6/27	250,000	263,619
Franklin Resources, Inc. 2.850%, 3/30/25	1,250,000	1,286,157
FS KKR Capital Corp. 4.625%, 7/15/24	250,000	258,617
4.125%, 2/1/25	500,000	506,447
Goldman Sachs Group, Inc. (The) 2.875%, 2/25/21	1,000,000	1,009,355
2.625%, 4/25/21	1,860,000	1,874,013
5.250%, 7/27/21	1,905,000	1,997,524
2.350%, 11/15/21	900,000	902,001
5.750%, 1/24/22	1,400,000	1,500,625
3.000%, 4/26/22	2,085,000	2,109,283
(ICE LIBOR USD 3 Month + 0.82%), 2.876%, 10/31/22 (k)	2,500,000	2,533,398
3.625%, 1/22/23	244,000	253,969
3.200%, 2/23/23	2,855,000	2,936,988
(ICE LIBOR USD 3 Month + 1.05%), 2.908%, 6/5/23 (k)	1,500,000	1,523,207
3.625%, 2/20/24	1,080,000	1,133,389
4.000%, 3/3/24	3,045,000	3,241,603
3.850%, 7/8/24	2,000,000	2,122,616
3.500%, 1/23/25	3,250,000	3,405,790
3.750%, 5/22/25	2,400,000	2,543,717
(ICE LIBOR USD 3 Month + 1.20%), 3.272%, 9/29/25 (k)	1,830,000	1,891,316
3.750%, 2/25/26	580,000	618,597
3.500%, 11/16/26	1,815,000	1,901,853
3.850%, 1/26/27	2,240,000	2,376,626
(ICE LIBOR USD 3 Month + 1.51%), 3.691%, 6/5/28 (k)	1,000,000	1,061,214
(ICE LIBOR USD 3 Month + 1.30%), 4.223%, 5/1/29 (k)	2,000,000	2,199,765
Intercontinental Exchange, Inc. 2.350%, 9/15/22	1,750,000	1,767,377
3.450%, 9/21/23	300,000	313,962
4.000%, 10/15/23	850,000	906,503
3.750%, 12/1/25	610,000	658,966
3.750%, 9/21/28	535,000	584,048
Invesco Finance plc 3.125%, 11/30/22 (x)	1,000,000	1,027,691
Jefferies Group LLC 5.125%, 1/20/23	117,000	126,268
4.850%, 1/15/27	665,000	731,315
Lazard Group LLC 4.500%, 9/19/28	350,000	383,808
4.375%, 3/11/29	500,000	545,786
Legg Mason, Inc. 4.750%, 3/15/26	250,000	273,552
Moody’s Corp. 3.250%, 6/7/21	250,000	254,416
2.750%, 12/15/21	250,000	253,687
4.500%, 9/1/22	31,000	32,899
2.625%, 1/15/23	650,000	658,217
4.875%, 2/15/24	500,000	549,645
Morgan Stanley 5.750%, 1/25/21	4,112,000	4,272,758
2.500%, 4/21/21	2,500,000	2,515,790
5.500%, 7/28/21	2,130,000	2,242,621
2.625%, 11/17/21	2,205,000	2,231,023
2.750%, 5/19/22	2,065,000	2,097,864
4.875%, 11/1/22	312,000	333,998
3.125%, 1/23/23	800,000	821,984
3.750%, 2/25/23	394,000	412,115
4.100%, 5/22/23	2,000,000	2,112,735
(ICE LIBOR USD 3 Month + 0.85%), 3.737%, 4/24/24 (k)	900,000	940,055
3.700%, 10/23/24	2,000,000	2,120,851
(SOFR + 1.15%), 2.720%, 7/22/25 (k)	500,000	507,140
4.000%, 7/23/25	505,000	545,434
5.000%, 11/24/25	3,000,000	3,376,942
3.875%, 1/27/26	3,000,000	3,226,246

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
3.125%, 7/27/26	$3,000,000	$3,091,000
3.625%, 1/20/27	4,000,000	4,248,435
(ICE LIBOR USD 3 Month + 1.14%), 3.772%, 1/24/29 (k)	4,300,000	4,625,559
(ICE LIBOR USD 3 Month + 1.63%), 4.431%, 1/23/30 (k)	950,000	1,071,259
Series F 3.875%, 4/29/24	2,500,000	2,655,775
Nasdaq, Inc. 3.850%, 6/30/26	145,000	155,413
Northern Trust Corp. 3.375%, 8/23/21	375,000	383,749
2.375%, 8/2/22	500,000	504,689
3.650%, 8/3/28	500,000	542,648
3.150%, 5/3/29	500,000	523,933
(ICE LIBOR USD 3 Month + 1.13%), 3.375%, 5/8/32 (k)	468,000	477,027
Owl Rock Capital Corp. 5.250%, 4/15/24	300,000	318,368
4.000%, 3/30/25	250,000	250,627
Prospect Capital Corp. 5.875%, 3/15/23	250,000	266,023
S&P Global, Inc. 4.000%, 6/15/25	250,000	271,351
Stifel Financial Corp. 4.250%, 7/18/24	700,000	738,713
TD Ameritrade Holding Corp. 2.950%, 4/1/22	250,000	255,870
3.750%, 4/1/24	750,000	794,147
3.625%, 4/1/25	1,000,000	1,063,168
3.300%, 4/1/27	455,000	475,640
TPG Specialty Lending, Inc. 3.875%, 11/1/24	500,000	502,936

		149,511,673

Consumer Finance (1.7%)
AerCap Ireland Capital DAC 4.500%, 5/15/21	2,150,000	2,216,519
4.450%, 12/16/21	155,000	161,332
3.950%, 2/1/22	700,000	722,140
3.500%, 5/26/22	1,030,000	1,055,013
3.300%, 1/23/23	500,000	509,621
4.125%, 7/3/23	500,000	524,668
4.875%, 1/16/24	445,000	481,241
2.875%, 8/14/24	350,000	353,090
3.500%, 1/15/25	600,000	618,162
4.450%, 10/1/25	350,000	375,627
4.450%, 4/3/26	500,000	536,272
3.650%, 7/21/27	1,000,000	1,020,590
3.875%, 1/23/28	500,000	515,928
American Express Co. 3.000%, 2/22/21	500,000	505,531
3.375%, 5/17/21	1,150,000	1,170,921
3.700%, 11/5/21	785,000	809,854
2.750%, 5/20/22	500,000	508,781
2.500%, 8/1/22	1,000,000	1,011,490
2.650%, 12/2/22	1,487,000	1,515,078
3.400%, 2/27/23	2,000,000	2,077,126
3.700%, 8/3/23	1,000,000	1,052,582
3.400%, 2/22/24	750,000	785,026
2.500%, 7/30/24	500,000	505,377
3.000%, 10/30/24	750,000	774,776
3.625%, 12/5/24	1,070,000	1,131,007
4.200%, 11/6/25	1,075,000	1,182,324
3.125%, 5/20/26	500,000	521,078
American Express Credit Corp. 2.250%, 5/5/21	2,000,000	2,011,724
3.300%, 5/3/27	1,150,000	1,222,299
American Honda Finance Corp. 3.150%, 1/8/21	335,000	339,230
2.650%, 2/12/21	1,000,000	1,008,331
1.650%, 7/12/21	1,000,000	996,220
3.375%, 12/10/21	400,000	411,558
1.950%, 5/20/22	220,000	220,353
2.200%, 6/27/22	500,000	503,776
2.600%, 11/16/22	650,000	661,980
2.050%, 1/10/23	200,000	200,517
3.450%, 7/14/23	500,000	522,951
3.625%, 10/10/23	500,000	526,459
3.550%, 1/12/24	500,000	525,926
2.900%, 2/16/24	500,000	513,688
2.400%, 6/27/24	500,000	505,742
2.150%, 9/10/24	350,000	349,274
2.300%, 9/9/26	720,000	712,966
3.500%, 2/15/28	500,000	533,326
Capital One Financial Corp.
4.750%, 7/15/21	500,000	520,211
3.050%, 3/9/22	600,000	612,504
3.200%, 1/30/23	1,000,000	1,028,598
3.900%, 1/29/24	750,000	792,831
3.750%, 4/24/24	1,000,000	1,053,239
3.300%, 10/30/24	350,000	363,732
4.250%, 4/30/25	850,000	923,266
4.200%, 10/29/25	750,000	807,697
3.750%, 7/28/26	2,000,000	2,102,336
3.750%, 3/9/27	1,150,000	1,226,276
3.800%, 1/31/28	1,000,000	1,072,250
Caterpillar Financial Services Corp.
2.900%, 3/15/21	500,000	505,908
3.150%, 9/7/21	275,000	280,688
1.931%, 10/1/21	1,000,000	1,000,723
2.850%, 6/1/22	500,000	510,662
1.900%, 9/6/22	430,000	430,442
2.550%, 11/29/22	500,000	509,283
2.625%, 3/1/23 (x)	1,000,000	1,020,582
3.450%, 5/15/23	500,000	522,153
3.650%, 12/7/23	250,000	264,511
2.850%, 5/17/24	350,000	361,023
3.300%, 6/9/24	1,250,000	1,313,170
2.150%, 11/8/24	500,000	501,745
3.250%, 12/1/24	500,000	527,650
2.400%, 8/9/26	250,000	250,468
Series I
2.650%, 5/17/21	335,000	338,322
Discover Financial Services
5.200%, 4/27/22	100,000	106,694
3.850%, 11/21/22	1,144,000	1,191,659
3.950%, 11/6/24	250,000	265,137
3.750%, 3/4/25	350,000	369,516
4.500%, 1/30/26	500,000	548,931
4.100%, 2/9/27	565,000	606,747
Ford Motor Credit Co. LLC
5.085%, 1/7/21	200,000	204,700
3.200%, 1/15/21	750,000	753,375
3.336%, 3/18/21	1,000,000	1,006,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
3.470%, 4/5/21	$245,000	$246,984
5.875%, 8/2/21	4,600,000	4,813,900
3.813%, 10/12/21	755,000	766,325
5.596%, 1/7/22	500,000	526,050
3.219%, 1/9/22	1,500,000	1,509,750
3.339%, 3/28/22	2,000,000	2,016,000
2.979%, 8/3/22	750,000	749,400
3.350%, 11/1/22	500,000	504,880
4.140%, 2/15/23	750,000	769,875
3.810%, 1/9/24	1,140,000	1,155,675
4.687%, 6/9/25	500,000	518,300
4.134%, 8/4/25	600,000	606,720
4.389%, 1/8/26	1,000,000	1,017,030
4.542%, 8/1/26	500,000	510,000
3.815%, 11/2/27	750,000	727,943
5.113%, 5/3/29	750,000	771,158
General Motors Financial Co., Inc.
4.200%, 3/1/21	750,000	765,063
3.550%, 4/9/21	440,000	446,681
3.200%, 7/6/21	2,250,000	2,278,993
4.200%, 11/6/21	955,000	986,822
3.450%, 1/14/22	1,000,000	1,021,496
3.450%, 4/10/22	2,000,000	2,045,308
3.150%, 6/30/22	225,000	228,653
3.550%, 7/8/22	700,000	718,236
3.250%, 1/5/23	750,000	763,986
3.700%, 5/9/23	875,000	902,932
4.150%, 6/19/23	500,000	523,273
5.100%, 1/17/24	500,000	542,086
3.950%, 4/13/24	1,000,000	1,041,592
4.350%, 4/9/25	575,000	609,950
4.300%, 7/13/25	1,250,000	1,320,572
5.250%, 3/1/26	700,000	772,265
4.000%, 10/6/26	750,000	774,427
4.350%, 1/17/27	835,000	878,267
3.850%, 1/5/28	500,000	505,469
5.650%, 1/17/29	350,000	394,538
John Deere Capital Corp.
2.800%, 3/4/21	1,000,000	1,010,515
2.875%, 3/12/21	500,000	506,076
2.300%, 6/7/21	500,000	502,920
3.900%, 7/12/21	350,000	360,803
3.125%, 9/10/21	400,000	408,274
3.150%, 10/15/21	500,000	511,094
2.650%, 1/6/22	500,000	507,652
2.750%, 3/15/22	1,000,000	1,018,980
1.950%, 6/13/22	250,000	250,520
2.150%, 9/8/22	650,000	654,559
2.700%, 1/6/23	500,000	510,169
2.800%, 3/6/23	500,000	512,549
3.450%, 6/7/23	250,000	262,375
3.650%, 10/12/23	500,000	529,373
2.600%, 3/7/24	335,000	341,748
3.350%, 6/12/24	650,000	684,844
2.650%, 6/24/24	660,000	675,141
3.450%, 3/13/25	1,250,000	1,328,803
3.400%, 9/11/25 (x)	350,000	372,143
2.650%, 6/10/26	500,000	509,762
2.250%, 9/14/26	500,000	499,357
2.800%, 9/8/27	400,000	411,403
3.050%, 1/6/28	500,000	522,030
3.450%, 3/7/29	270,000	293,531
2.800%, 7/18/29	325,000	331,591
PACCAR Financial Corp.
2.800%, 3/1/21 (x)	335,000	338,613
3.100%, 5/10/21	390,000	396,406
3.150%, 8/9/21 (x)	350,000	357,017
2.650%, 5/10/22	500,000	508,704
2.300%, 8/10/22	1,000,000	1,010,420
1.900%, 2/7/23	155,000	154,653
3.400%, 8/9/23 (x)	350,000	363,870
2.150%, 8/15/24	250,000	249,415
Synchrony Financial
2.850%, 7/25/22	105,000	106,333
4.375%, 3/19/24	165,000	175,825
4.250%, 8/15/24	750,000	796,325
4.500%, 7/23/25	500,000	541,303
3.700%, 8/4/26	500,000	515,245
3.950%, 12/1/27	1,500,000	1,578,262
5.150%, 3/19/29	250,000	283,304
Toyota Motor Credit Corp. 3.050%, 1/8/21	350,000	354,069
4.250%, 1/11/21	1,300,000	1,331,871
1.900%, 4/8/21	750,000	750,136
2.950%, 4/13/21	375,000	380,015
2.750%, 5/17/21	750,000	759,422
3.400%, 9/15/21	1,050,000	1,076,549
1.800%, 10/7/21 (x)	500,000	499,304
2.600%, 1/11/22	1,000,000	1,014,240
3.300%, 1/12/22	156,000	160,383
2.650%, 4/12/22	750,000	762,674
2.800%, 7/13/22	750,000	766,481
2.150%, 9/8/22 (x)	850,000	855,295
2.625%, 1/10/23	1,150,000	1,173,286
2.700%, 1/11/23	500,000	511,228
3.350%, 1/8/24 (x)	500,000	524,215
2.900%, 4/17/24	500,000	516,346
2.000%, 10/7/24	500,000	497,298
3.400%, 4/14/25	750,000	796,143
3.050%, 1/11/28	500,000	520,941
3.650%, 1/8/29	500,000	547,392

		127,720,497

Diversified Financial Services (0.5%)
Berkshire Hathaway, Inc. 2.200%, 3/15/21	1,360,000	1,364,881
3.750%, 8/15/21	500,000	515,691
3.400%, 1/31/22 (x)	500,000	516,701
3.000%, 2/11/23	500,000	517,034
2.750%, 3/15/23	1,000,000	1,027,213
3.125%, 3/15/26	1,395,000	1,466,455
Block Financial LLC 5.250%, 10/1/25	500,000	548,694
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/25	5,000,000	5,186,843
Jefferies Financial Group, Inc. 5.500%, 10/18/23	800,000	869,939
National Rural Utilities Cooperative Finance Corp. 2.900%, 3/15/21	350,000	353,856
2.400%, 4/25/22	300,000	302,773
2.300%, 9/15/22	250,000	252,019
2.700%, 2/15/23	500,000	510,277
3.400%, 11/15/23	1,000,000	1,046,898

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
2.950%, 2/7/24	$210,000	$216,382
3.250%, 11/1/25	250,000	263,718
3.050%, 4/25/27	350,000	361,588
3.400%, 2/7/28	500,000	527,017
3.900%, 11/1/28	250,000	273,932
(ICE LIBOR USD 3 Month + 2.91%), 4.750%, 4/30/43 (k)	350,000	357,000
ORIX Corp. 2.900%, 7/18/22	330,000	337,323
4.050%, 1/16/24	500,000	528,785
3.250%, 12/4/24	750,000	779,051
3.700%, 7/18/27	400,000	424,291
Private Export Funding Corp.
Series II 2.050%, 11/15/22	1,125,000	1,134,396
Series KK 3.550%, 1/15/24	729,000	776,687
Series MM 2.300%, 9/15/20	500,000	501,571
Shell International Finance BV 1.875%, 5/10/21	1,500,000	1,500,810
1.750%, 9/12/21	1,000,000	999,150
2.375%, 8/21/22	1,175,000	1,190,514
3.400%, 8/12/23	900,000	943,708
3.500%, 11/13/23	525,000	553,529
2.000%, 11/7/24	750,000	747,800
3.250%, 5/11/25	2,500,000	2,640,269
2.875%, 5/10/26	1,250,000	1,294,667
2.500%, 9/12/26	1,000,000	1,012,332
3.875%, 11/13/28	750,000	831,755
2.375%, 11/7/29	750,000	742,830
Synchrony Bank 3.650%, 5/24/21	750,000	765,975
3.000%, 6/15/22	770,000	784,645
Voya Financial, Inc. 3.125%, 7/15/24	700,000	721,390
3.650%, 6/15/26	625,000	657,165

		36,347,554

Insurance (0.7%)
Aflac, Inc. 4.000%, 2/15/22	500,000	521,000
3.625%, 6/15/23	1,150,000	1,207,642
3.625%, 11/15/24	1,000,000	1,067,572
Allied World Assurance Co. Holdings Ltd. 4.350%, 10/29/25	250,000	261,900
Allstate Corp. (The) 3.150%, 6/15/23	156,000	161,788
3.280%, 12/15/26	500,000	531,032
Series B
(ICE LIBOR USD 3 Month + 2.94%), 5.750%, 8/15/53 (k)	500,000	535,952
American Financial Group, Inc. 3.500%, 8/15/26	635,000	652,412
American International Group, Inc.
3.300%, 3/1/21	555,000	563,138
4.875%, 6/1/22	750,000	799,801
3.750%, 7/10/25	1,380,000	1,474,292
3.900%, 4/1/26	2,000,000	2,140,789
4.200%, 4/1/28	375,000	410,286
4.250%, 3/15/29	500,000	552,621
Aon Corp. 2.200%, 11/15/22	220,000	220,935
4.500%, 12/15/28	650,000	728,788
3.750%, 5/2/29	350,000	374,759
Aon plc 2.800%, 3/15/21	350,000	352,713
3.500%, 6/14/24	350,000	365,006
3.875%, 12/15/25	600,000	644,391
Arch Capital Finance LLC 4.011%, 12/15/26	500,000	550,991
Assurant, Inc. 4.000%, 3/15/23	300,000	312,906
4.200%, 9/27/23	250,000	260,213
4.900%, 3/27/28	250,000	274,510
Assured Guaranty US Holdings, Inc.
5.000%, 7/1/24	500,000	555,976
Athene Holding Ltd. 4.125%, 1/12/28	750,000	772,661
AXIS Specialty Finance LLC 3.900%, 7/15/29	250,000	260,952
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.19%), 4.900%, 1/15/40 (k)	200,000	202,715
AXIS Specialty Finance plc 4.000%, 12/6/27	500,000	529,195
Berkshire Hathaway Finance Corp.
4.250%, 1/15/21	1,175,000	1,204,738
3.000%, 5/15/22	656,000	674,307
Brighthouse Financial, Inc. 3.700%, 6/22/27	2,000,000	1,988,495
Brown & Brown, Inc. 4.200%, 9/15/24	350,000	372,220
4.500%, 3/15/29	300,000	330,128
Chubb INA Holdings, Inc. 3.350%, 5/15/24	600,000	631,330
3.150%, 3/15/25	1,000,000	1,050,199
3.350%, 5/3/26	410,000	436,113
CNA Financial Corp. 4.500%, 3/1/26	500,000	550,380
3.450%, 8/15/27	500,000	520,428
3.900%, 5/1/29	210,000	225,987
Enstar Group Ltd. 4.500%, 3/10/22	250,000	258,243
4.950%, 6/1/29	350,000	373,674
Fairfax Financial Holdings Ltd. 4.850%, 4/17/28	250,000	269,440
Fidelity National Financial, Inc. 5.500%, 9/1/22	500,000	541,055
4.500%, 8/15/28	475,000	515,243
First American Financial Corp. 4.600%, 11/15/24	500,000	533,156
Globe Life, Inc. 3.800%, 9/15/22	250,000	257,761
4.550%, 9/15/28	500,000	556,461
Hanover Insurance Group, Inc. (The)
4.500%, 4/15/26	750,000	811,237
Hartford Financial Services Group, Inc. (The) 2.800%, 8/19/29	535,000	542,187
Kemper Corp. 4.350%, 2/15/25	355,000	378,275

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Lincoln National Corp. 4.850%, 6/24/21	$313,000	$325,423
4.000%, 9/1/23	215,000	228,535
3.625%, 12/12/26	500,000	527,829
Loews Corp. 2.625%, 5/15/23	900,000	917,429
3.750%, 4/1/26	300,000	321,581
Manulife Financial Corp. 4.150%, 3/4/26	1,000,000	1,099,578
(USD ICE Swap Rate 5 Year + 1.65%), 4.061%, 2/24/32 (k)	750,000	775,379
Markel Corp. 3.500%, 11/1/27	350,000	360,498
3.350%, 9/17/29	90,000	90,586
Marsh & McLennan Cos., Inc. 4.800%, 7/15/21	600,000	622,117
2.750%, 1/30/22	915,000	929,179
3.875%, 3/15/24	500,000	530,221
3.500%, 6/3/24	1,000,000	1,046,064
4.375%, 3/15/29	700,000	797,202
Mercury General Corp. 4.400%, 3/15/27 (x)	300,000	316,668
MetLife, Inc. 3.048%, 12/15/22 (e)	1,000,000	1,029,946
3.000%, 3/1/25	500,000	518,861
3.600%, 11/13/25	1,300,000	1,399,543
Series D 4.368%, 9/15/23 (e)	667,000	721,664
Old Republic International Corp. 4.875%, 10/1/24	400,000	440,168
3.875%, 8/26/26	500,000	527,749
PartnerRe Finance B LLC 3.700%, 7/2/29	350,000	366,897
Principal Financial Group, Inc. 3.100%, 11/15/26	350,000	362,966
3.700%, 5/15/29 (x)	375,000	406,847
Progressive Corp. (The) 3.750%, 8/23/21	219,000	225,428
Prudential Financial, Inc. 4.500%, 11/16/21	1,000,000	1,049,813
3.878%, 3/27/28	1,000,000	1,097,458
(ICE LIBOR USD 3 Month + 3.92%), 5.625%, 6/15/43 (k)	1,000,000	1,075,000
(ICE LIBOR USD 3 Month + 2.38%), 4.500%, 9/15/47 (k)	1,075,000	1,118,000
(ICE LIBOR USD 3 Month + 2.67%), 5.700%, 9/15/48 (k)	1,500,000	1,717,500
Reinsurance Group of America, Inc.
5.000%, 6/1/21	60,000	62,386
4.700%, 9/15/23	1,000,000	1,080,125
3.900%, 5/15/29	175,000	184,689
RenaissanceRe Finance, Inc. 3.700%, 4/1/25	250,000	264,430
3.450%, 7/1/27	195,000	203,260
RenaissanceRe Holdings Ltd. 3.600%, 4/15/29	500,000	527,533
Sompo International Holdings Ltd.
4.700%, 10/15/22	250,000	266,079
Trinity Acquisition plc 3.500%, 9/15/21	250,000	254,777
4.400%, 3/15/26	250,000	271,644
Unum Group 4.000%, 3/15/24	300,000	316,668
4.000%, 6/15/29	180,000	187,581
Willis North America, Inc. 3.600%, 5/15/24	550,000	572,735
4.500%, 9/15/28	500,000	551,751
2.950%, 9/15/29	250,000	247,482
Willis Towers Watson plc 5.750%, 3/15/21	500,000	521,083
WR Berkley Corp. 4.625%, 3/15/22	750,000	790,075

		57,556,420

Thrifts & Mortgage Finance (0.0%)
BPCE SA 2.650%, 2/3/21	750,000	755,143
2.750%, 12/2/21	500,000	507,014
4.000%, 4/15/24	1,250,000	1,337,862
3.375%, 12/2/26	500,000	521,297

		3,121,316

Total Financials		1,044,631,806

Health Care (3.0%)
Biotechnology (0.5%)
AbbVie, Inc. 2.300%, 5/14/21	1,450,000	1,453,937
3.375%, 11/14/21	415,000	425,459
2.150%, 11/19/21§	950,000	952,971
2.900%, 11/6/22	2,519,000	2,573,202
3.200%, 11/6/22	1,000,000	1,027,940
2.300%, 11/21/22§	965,000	969,648
2.850%, 5/14/23	1,000,000	1,022,039
3.750%, 11/14/23	700,000	739,723
2.600%, 11/21/24§	1,290,000	1,302,666
3.600%, 5/14/25	3,000,000	3,170,811
3.200%, 5/14/26	1,500,000	1,546,517
2.950%, 11/21/26§	1,430,000	1,454,707
3.200%, 11/21/29§	2,790,000	2,845,714
Amgen, Inc. 4.100%, 6/15/21	1,000,000	1,027,567
1.850%, 8/19/21	500,000	497,860
2.700%, 5/1/22	500,000	507,823
2.650%, 5/11/22	600,000	608,236
3.625%, 5/15/22	1,094,000	1,133,592
2.250%, 8/19/23 (x)	1,150,000	1,157,636
3.625%, 5/22/24	750,000	793,795
3.125%, 5/1/25	250,000	260,997
2.600%, 8/19/26	1,150,000	1,164,360
3.200%, 11/2/27	1,250,000	1,316,801
Baxalta, Inc. 4.000%, 6/23/25	239,000	257,813
Biogen, Inc. 3.625%, 9/15/22	570,000	593,287
4.050%, 9/15/25	570,000	621,394
Gilead Sciences, Inc. 4.400%, 12/1/21	2,187,000	2,270,058
1.950%, 3/1/22	255,000	254,925
3.250%, 9/1/22	835,000	864,335
2.500%, 9/1/23	755,000	765,574
3.700%, 4/1/24	1,000,000	1,059,192
3.650%, 3/1/26	2,500,000	2,689,439

		37,330,018

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Health Care Equipment & Supplies (0.3%)
Abbott Laboratories 2.550%, 3/15/22	$750,000	$762,319
3.400%, 11/30/23	1,224,000	1,287,561
2.950%, 3/15/25	1,000,000	1,037,324
3.875%, 9/15/25	490,000	533,729
3.750%, 11/30/26	978,000	1,070,288
Baxter International, Inc. 1.700%, 8/15/21	500,000	498,920
2.600%, 8/15/26	500,000	502,571
Becton Dickinson and Co. 2.894%, 6/6/22	1,000,000	1,011,850
3.363%, 6/6/24	1,000,000	1,037,730
3.734%, 12/15/24	1,857,000	1,964,316
3.700%, 6/6/27	1,467,000	1,555,665
Boston Scientific Corp. 3.375%, 5/15/22	250,000	258,022
3.450%, 3/1/24	625,000	655,568
3.850%, 5/15/25	382,000	409,009
3.750%, 3/1/26	1,000,000	1,070,204
4.000%, 3/1/29	700,000	779,130
Danaher Corp. 3.350%, 9/15/25	310,000	330,020
DH Europe Finance II Sarl 2.050%, 11/15/22	500,000	500,825
2.200%, 11/15/24	500,000	499,304
2.600%, 11/15/29	315,000	314,204
Edwards Lifesciences Corp. 4.300%, 6/15/28	750,000	831,284
Medtronic, Inc. 3.150%, 3/15/22	786,000	808,006
2.750%, 4/1/23	769,000	787,505
3.500%, 3/15/25	1,335,000	1,428,300
Stryker Corp. 2.625%, 3/15/21	750,000	755,293
3.375%, 11/1/25	2,000,000	2,101,053
3.500%, 3/15/26	375,000	396,508
3.650%, 3/7/28	600,000	643,112
Zimmer Biomet Holdings, Inc. 3.375%, 11/30/21	500,000	508,894
3.150%, 4/1/22	750,000	767,228
3.700%, 3/19/23	575,000	599,222
3.550%, 4/1/25	1,075,000	1,130,670

		26,835,634

Health Care Providers & Services (1.0%)
Adventist Health System 2.952%, 3/1/29	250,000	244,825
Advocate Health & Hospitals Corp.
3.829%, 8/15/28	100,000	108,154
Aetna, Inc. 2.750%, 11/15/22	1,000,000	1,017,139
2.800%, 6/15/23	675,000	687,012
3.500%, 11/15/24	500,000	523,127
AmerisourceBergen Corp. 3.400%, 5/15/24	600,000	623,657
3.450%, 12/15/27	400,000	415,540
Anthem, Inc. 3.125%, 5/15/22	500,000	511,788
2.950%, 12/1/22	800,000	817,957
3.300%, 1/15/23	150,000	155,120
3.500%, 8/15/24	1,000,000	1,049,867
3.350%, 12/1/24	500,000	521,639
2.375%, 1/15/25	350,000	349,199
3.650%, 12/1/27	715,000	757,898
4.101%, 3/1/28	3,000,000	3,256,594
2.875%, 9/15/29	200,000	199,088
Cardinal Health, Inc. 2.616%, 6/15/22	800,000	808,030
3.200%, 3/15/23	1,000,000	1,025,116
3.079%, 6/15/24	500,000	514,976
3.410%, 6/15/27	1,250,000	1,279,396
Cigna Corp. 3.300%, 2/25/21§	200,000	202,144
3.400%, 9/17/21	600,000	611,868
4.000%, 2/15/22§	500,000	515,596
3.050%, 11/30/22§	775,000	792,847
3.750%, 7/15/23	1,500,000	1,569,537
3.250%, 4/15/25§	1,000,000	1,036,857
4.125%, 11/15/25	525,000	567,338
4.375%, 10/15/28	1,340,000	1,494,053
CommonSpirit Health 2.760%, 10/1/24	150,000	151,192
3.347%, 10/1/29	185,000	186,031
CVS Health Corp. 3.350%, 3/9/21	2,236,000	2,269,103
2.125%, 6/1/21	1,000,000	998,524
3.500%, 7/20/22	1,650,000	1,704,266
2.750%, 12/1/22	2,000,000	2,031,776
3.700%, 3/9/23	310,000	322,583
4.000%, 12/5/23	1,100,000	1,164,142
2.625%, 8/15/24	235,000	236,645
4.100%, 3/25/25	4,000,000	4,304,324
3.875%, 7/20/25	2,400,000	2,554,610
2.875%, 6/1/26	1,500,000	1,518,863
3.000%, 8/15/26	250,000	254,949
4.300%, 3/25/28	5,665,000	6,190,692
3.250%, 8/15/29	335,000	341,153
HCA, Inc. 4.750%, 5/1/23	845,000	905,376
5.000%, 3/15/24	1,360,000	1,482,400
5.250%, 4/15/25	945,000	1,054,195
5.250%, 6/15/26	1,000,000	1,117,250
4.500%, 2/15/27	820,000	882,230
4.125%, 6/15/29	525,000	556,526
Humana, Inc. 2.900%, 12/15/22	350,000	357,072
3.950%, 3/15/27	375,000	403,511
3.125%, 8/15/29	625,000	635,538
Kaiser Foundation Hospitals 3.500%, 4/1/22	350,000	361,803
3.150%, 5/1/27	375,000	391,971
Laboratory Corp. of America Holdings
3.750%, 8/23/22	56,000	58,154
4.000%, 11/1/23	500,000	527,951
3.250%, 9/1/24	750,000	776,423
2.300%, 12/1/24	250,000	247,855
McKesson Corp. 2.850%, 3/15/23	1,200,000	1,217,625
3.796%, 3/15/24	1,000,000	1,055,021
3.950%, 2/16/28	305,000	324,058
4.750%, 5/30/29	350,000	393,669
Mercy Health
Series 2018 4.302%, 7/1/28	125,000	141,437
Providence St Joseph Health Obligated Group
Series H 2.746%, 10/1/26	400,000	408,839

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Quest Diagnostics, Inc. 4.700%, 4/1/21	$100,000	$103,181
3.500%, 3/30/25	400,000	421,358
3.450%, 6/1/26	775,000	815,057
SSM Health Care Corp.
Series 2018 3.688%, 6/1/23	750,000	777,979
Toledo Hospital (The)
Series B 5.325%, 11/15/28	300,000	325,240
UnitedHealth Group, Inc. 4.700%, 2/15/21	850,000	876,349
2.125%, 3/15/21	500,000	501,582
3.150%, 6/15/21	750,000	763,201
2.875%, 3/15/22	500,000	509,853
3.350%, 7/15/22	1,000,000	1,034,185
2.375%, 10/15/22	750,000	758,396
2.750%, 2/15/23	1,000,000	1,022,666
2.875%, 3/15/23	600,000	616,195
3.500%, 6/15/23	650,000	681,883
3.500%, 2/15/24	200,000	211,382
2.375%, 8/15/24	250,000	253,521
3.750%, 7/15/25	1,000,000	1,079,820
3.700%, 12/15/25	200,000	214,936
3.100%, 3/15/26	500,000	521,058
3.450%, 1/15/27	750,000	800,573
2.950%, 10/15/27	1,000,000	1,036,352
3.850%, 6/15/28	1,000,000	1,104,347
3.875%, 12/15/28	250,000	277,232
2.875%, 8/15/29	770,000	791,330

		74,681,795

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc. 3.875%, 7/15/23	1,094,000	1,147,424
2.750%, 9/15/29	175,000	174,545
PerkinElmer, Inc. 3.300%, 9/15/29	625,000	634,386
Thermo Fisher Scientific, Inc. 3.000%, 4/15/23	355,000	364,702
4.150%, 2/1/24	1,000,000	1,071,199
3.650%, 12/15/25	500,000	537,331
2.950%, 9/19/26	245,000	252,821
3.200%, 8/15/27	1,000,000	1,048,314

		5,230,722

Pharmaceuticals (1.1%)
Allergan Finance LLC 3.250%, 10/1/22	1,300,000	1,330,541
Allergan Funding SCS 3.450%, 3/15/22	2,440,000	2,501,495
3.850%, 6/15/24	1,250,000	1,315,478
3.800%, 3/15/25	1,125,000	1,183,242
Allergan, Inc. 2.800%, 3/15/23	400,000	403,414
AstraZeneca plc 2.375%, 6/12/22	1,000,000	1,010,023
3.500%, 8/17/23	350,000	366,396
3.375%, 11/16/25	1,500,000	1,590,403
3.125%, 6/12/27	1,150,000	1,195,011
Bristol-Myers Squibb Co. 2.875%, 2/19/21§	230,000	232,091
2.550%, 5/14/21§	500,000	504,897
2.600%, 5/16/22§	875,000	888,501
2.000%, 8/1/22	656,000	656,375
3.250%, 8/15/22§	850,000	877,441
3.550%, 8/15/22§	1,000,000	1,039,898
2.750%, 2/15/23§	500,000	510,276
3.250%, 2/20/23§	1,250,000	1,291,408
4.000%, 8/15/23§	850,000	905,729
3.625%, 5/15/24§	500,000	531,175
2.900%, 7/26/24§	1,110,000	1,147,425
3.875%, 8/15/25§	1,000,000	1,085,055
3.200%, 6/15/26§	600,000	636,154
3.250%, 2/27/27	750,000	800,508
3.450%, 11/15/27§	750,000	797,451
3.900%, 2/20/28§	1,250,000	1,372,793
Eli Lilly & Co. 2.350%, 5/15/22	250,000	253,112
2.750%, 6/1/25	707,000	727,836
3.375%, 3/15/29	635,000	686,595
GlaxoSmithKline Capital plc 3.125%, 5/14/21	355,000	361,190
2.850%, 5/8/22	2,000,000	2,042,924
2.875%, 6/1/22	1,250,000	1,277,643
3.000%, 6/1/24	875,000	907,107
GlaxoSmithKline Capital, Inc. 2.800%, 3/18/23	1,156,000	1,182,427
3.375%, 5/15/23	500,000	521,161
3.625%, 5/15/25	280,000	300,145
3.875%, 5/15/28	500,000	552,339
Johnson & Johnson 1.650%, 3/1/21	750,000	749,239
3.550%, 5/15/21	500,000	512,001
2.450%, 12/5/21	1,250,000	1,270,551
2.050%, 3/1/23	750,000	755,959
3.375%, 12/5/23	500,000	530,860
2.625%, 1/15/25	750,000	770,756
2.450%, 3/1/26	750,000	760,630
2.950%, 3/3/27	2,000,000	2,098,105
Merck & Co., Inc. 3.875%, 1/15/21	1,000,000	1,016,942
2.350%, 2/10/22	1,000,000	1,015,402
2.400%, 9/15/22	1,200,000	1,219,809
2.800%, 5/18/23	1,700,000	1,749,768
2.900%, 3/7/24	340,000	353,956
2.750%, 2/10/25	1,000,000	1,036,768
3.400%, 3/7/29	750,000	814,317
Mylan NV 3.750%, 12/15/20	74,000	74,900
3.150%, 6/15/21	1,750,000	1,772,382
3.950%, 6/15/26	1,750,000	1,823,542
Mylan, Inc. 4.550%, 4/15/28	500,000	536,377
Novartis Capital Corp. 2.400%, 5/17/22	750,000	759,520
2.400%, 9/21/22	1,200,000	1,217,647
3.400%, 5/6/24	1,000,000	1,061,319
3.000%, 11/20/25	1,500,000	1,579,162
3.100%, 5/17/27	1,000,000	1,064,985
Perrigo Finance Unlimited Co. 4.375%, 3/15/26	700,000	722,979
Pfizer, Inc. 1.950%, 6/3/21	1,250,000	1,252,549
3.000%, 9/15/21	375,000	382,554
2.200%, 12/15/21	750,000	755,887
2.800%, 3/11/22	235,000	240,149

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
3.000%, 6/15/23	$1,000,000	$1,042,008
3.200%, 9/15/23	750,000	781,930
2.950%, 3/15/24	750,000	780,262
3.400%, 5/15/24	1,500,000	1,584,790
2.750%, 6/3/26	1,000,000	1,032,686
3.000%, 12/15/26	1,500,000	1,575,137
3.600%, 9/15/28	1,350,000	1,467,505
3.450%, 3/15/29	1,000,000	1,076,271
Sanofi 4.000%, 3/29/21	2,106,000	2,162,520
3.375%, 6/19/23 (x)	750,000	785,312
3.625%, 6/19/28	750,000	826,363
Shire Acquisitions Investments Ireland DAC
2.400%, 9/23/21	2,500,000	2,514,356
2.875%, 9/23/23	2,250,000	2,293,431
3.200%, 9/23/26	2,450,000	2,524,860
Takeda Pharmaceutical Co. Ltd. 4.000%, 11/26/21	515,000	532,034
4.400%, 11/26/23	1,000,000	1,078,203
5.000%, 11/26/28	1,000,000	1,169,023
Zoetis, Inc. 3.250%, 8/20/21	115,000	117,068
3.250%, 2/1/23	1,185,000	1,223,819
4.500%, 11/13/25	750,000	832,151
3.000%, 9/12/27	500,000	511,339
3.900%, 8/20/28	350,000	381,595

		87,177,337

Total Health Care		231,255,506

Industrials (2.2%)
Aerospace & Defense (0.6%)
Boeing Co. (The) 2.300%, 8/1/21	415,000	416,781
2.125%, 3/1/22	250,000	250,479
2.700%, 5/1/22	210,000	213,042
2.800%, 3/1/23	1,000,000	1,019,203
1.875%, 6/15/23	300,000	296,481
2.800%, 3/1/24	500,000	509,658
2.850%, 10/30/24	300,000	306,523
2.600%, 10/30/25	650,000	656,663
3.100%, 5/1/26	500,000	516,129
2.250%, 6/15/26	300,000	294,870
2.700%, 2/1/27	365,000	367,963
3.450%, 11/1/28	300,000	317,440
3.200%, 3/1/29	500,000	519,554
2.950%, 2/1/30	750,000	763,707
Embraer Netherlands Finance BV
5.050%, 6/15/25	1,750,000	1,917,344
Embraer Overseas Ltd. 5.696%, 9/16/23§	1,750,000	1,917,344
General Dynamics Corp. 3.000%, 5/11/21	625,000	633,865
3.875%, 7/15/21 (x)	562,000	575,873
2.250%, 11/15/22	1,094,000	1,106,269
3.375%, 5/15/23	625,000	652,627
1.875%, 8/15/23	650,000	644,749
2.375%, 11/15/24	500,000	506,556
3.500%, 5/15/25	750,000	797,912
2.125%, 8/15/26	750,000	739,484
3.750%, 5/15/28	805,000	884,418
Hexcel Corp. 4.700%, 8/15/25	150,000	159,258
3.950%, 2/15/27	350,000	361,418
L3Harris Technologies, Inc. 4.950%, 2/15/21§	1,194,000	1,221,488
3.850%, 6/15/23§	535,000	562,711
3.950%, 5/28/24§	206,000	218,199
3.832%, 4/27/25	200,000	211,646
3.850%, 12/15/26§	245,000	261,797
4.400%, 6/15/28§	1,000,000	1,111,766
4.400%, 6/15/28	750,000	835,610
Lockheed Martin Corp. 3.350%, 9/15/21	500,000	512,311
3.100%, 1/15/23	500,000	517,575
2.900%, 3/1/25	250,000	259,855
3.550%, 1/15/26	1,250,000	1,339,933
Northrop Grumman Corp. 3.500%, 3/15/21	31,000	31,542
2.550%, 10/15/22	1,250,000	1,267,145
3.250%, 8/1/23	2,100,000	2,177,164
2.930%, 1/15/25	1,000,000	1,025,771
3.250%, 1/15/28	1,500,000	1,563,457
Precision Castparts Corp. 2.500%, 1/15/23	562,000	570,062
3.250%, 6/15/25	750,000	789,837
Raytheon Co. 2.500%, 12/15/22	500,000	509,988
Rockwell Collins, Inc. 2.800%, 3/15/22	1,000,000	1,014,206
3.200%, 3/15/24	1,000,000	1,037,667
3.500%, 3/15/27	715,000	758,483
Spirit AeroSystems, Inc. 3.950%, 6/15/23	500,000	514,458
3.850%, 6/15/26	375,000	385,374
4.600%, 6/15/28	500,000	523,550
Textron, Inc. 3.875%, 3/1/25	285,000	302,154
4.000%, 3/15/26	175,000	185,996
3.650%, 3/15/27	250,000	259,505
United Technologies Corp. 3.350%, 8/16/21	305,000	311,813
1.950%, 11/1/21	750,000	750,130
2.300%, 5/4/22	750,000	755,443
3.100%, 6/1/22	1,844,000	1,892,308
3.650%, 8/16/23	560,000	589,597
2.800%, 5/4/24	500,000	513,797
3.950%, 8/16/25	375,000	408,468
2.650%, 11/1/26	415,000	424,149
3.125%, 5/4/27	1,250,000	1,307,087

		44,267,652

Air Freight & Logistics (0.1%)
CH Robinson Worldwide, Inc. 4.200%, 4/15/28	500,000	545,654
FedEx Corp. 3.400%, 1/14/22	350,000	359,138
2.625%, 8/1/22	276,000	280,054
4.000%, 1/15/24	450,000	480,615
3.200%, 2/1/25	750,000	776,331
3.250%, 4/1/26	500,000	520,103
3.300%, 3/15/27	500,000	514,632
3.400%, 2/15/28	500,000	509,449
4.200%, 10/17/28 (x)	500,000	538,062
3.100%, 8/5/29	750,000	742,671

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
United Parcel Service, Inc. 3.125%, 1/15/21	$1,675,000	$1,695,260
2.050%, 4/1/21	500,000	500,944
2.350%, 5/16/22	600,000	607,334
2.450%, 10/1/22	1,000,000	1,014,572
2.500%, 4/1/23	750,000	762,630
2.200%, 9/1/24	150,000	150,808
2.800%, 11/15/24 (x)	500,000	515,402
3.050%, 11/15/27 (x)	750,000	785,468
3.400%, 3/15/29	310,000	332,115
2.500%, 9/1/29	150,000	149,622

		11,780,864

Airlines (0.0%)
Delta Air Lines, Inc. 3.400%, 4/19/21	225,000	228,047
3.625%, 3/15/22	700,000	715,983
3.800%, 4/19/23 (x)	495,000	513,644
2.900%, 10/28/24	350,000	351,384
4.375%, 4/19/28	500,000	526,851
3.750%, 10/28/29	350,000	348,037
Southwest Airlines Co. 2.750%, 11/16/22	250,000	254,238
3.000%, 11/15/26	250,000	255,891
3.450%, 11/16/27	250,000	265,136

		3,459,211

Building Products (0.1%)
Fortune Brands Home & Security, Inc. 4.000%, 9/21/23	500,000	526,083
4.000%, 6/15/25	350,000	371,634
3.250%, 9/15/29	350,000	354,051
Johnson Controls International plc
3.625%, 7/2/24 (e)	200,000	209,254
Lennox International, Inc. 3.000%, 11/15/23	175,000	177,685
Masco Corp. 3.500%, 4/1/21	1,065,000	1,077,699
4.375%, 4/1/26	810,000	872,571
Owens Corning 4.200%, 12/1/24	300,000	319,708
3.400%, 8/15/26	285,000	287,198
3.950%, 8/15/29 (x)	250,000	258,718

		4,454,601

Commercial Services & Supplies (0.2%)
Cintas Corp. No. 2 2.900%, 4/1/22	600,000	611,572
3.700%, 4/1/27	600,000	649,560
RELX Capital, Inc. 3.500%, 3/16/23	925,000	960,806
4.000%, 3/18/29	750,000	814,394
Republic Services, Inc. 5.250%, 11/15/21	406,000	430,219
3.550%, 6/1/22	1,000,000	1,032,437
4.750%, 5/15/23	1,000,000	1,081,611
2.500%, 8/15/24	235,000	237,318
3.375%, 11/15/27	275,000	289,688
3.950%, 5/15/28	750,000	822,775
Steelcase, Inc. 5.125%, 1/18/29	350,000	388,622
Waste Connections, Inc. 3.500%, 5/1/29	750,000	794,144
Waste Management, Inc. 4.600%, 3/1/21	500,000	513,157
2.900%, 9/15/22	500,000	511,619
3.500%, 5/15/24	500,000	526,441
2.950%, 6/15/24	140,000	144,333
3.125%, 3/1/25	1,000,000	1,042,294
3.200%, 6/15/26	500,000	523,372
3.150%, 11/15/27	750,000	779,876
3.450%, 6/15/29	375,000	400,475

		12,554,713

Construction & Engineering (0.0%)
Fluor Corp. 3.500%, 12/15/24	900,000	911,036
4.250%, 9/15/28	500,000	503,338

		1,414,374

Electrical Equipment (0.1%)
ABB Finance USA, Inc. 2.875%, 5/8/22	1,306,000	1,332,660
3.375%, 4/3/23	500,000	519,409
3.800%, 4/3/28	500,000	544,745
Eaton Corp. 2.750%, 11/2/22	1,531,000	1,560,520
3.103%, 9/15/27	500,000	519,854
Emerson Electric Co. 2.625%, 12/1/21	450,000	456,323
2.625%, 2/15/23	256,000	261,386
3.150%, 6/1/25	350,000	365,595
Hubbell, Inc. 3.350%, 3/1/26	750,000	758,635
3.150%, 8/15/27	150,000	150,409
3.500%, 2/15/28	500,000	514,818
Rockwell Automation, Inc. 2.875%, 3/1/25	500,000	514,843
3.500%, 3/1/29	300,000	322,266

		7,821,463

Industrial Conglomerates (0.3%)
3M Co. 3.000%, 9/14/21	235,000	239,743
1.625%, 9/19/21	500,000	498,910
2.750%, 3/1/22	235,000	239,490
2.000%, 6/26/22	1,000,000	1,002,804
1.750%, 2/14/23 (x)	350,000	347,622
2.250%, 3/15/23 (x)	355,000	357,959
3.250%, 2/14/24	850,000	888,975
2.000%, 2/14/25	500,000	495,923
3.000%, 8/7/25	750,000	785,849
2.250%, 9/19/26	500,000	499,644
2.875%, 10/15/27	500,000	515,891
3.625%, 9/14/28	500,000	544,390
2.375%, 8/26/29	750,000	733,847
Carlisle Cos., Inc. 3.500%, 12/1/24	530,000	549,865
General Electric Co. 2.700%, 10/9/22	3,375,000	3,408,844
Honeywell International, Inc. 4.250%, 3/1/21	500,000	513,738
1.850%, 11/1/21	1,000,000	1,001,291
2.150%, 8/8/22	235,000	237,136

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
2.300%, 8/15/24	$500,000	$506,799
2.500%, 11/1/26	1,000,000	1,014,473
2.700%, 8/15/29	295,000	301,560
Ingersoll-Rand Global Holding Co. Ltd.
2.900%, 2/21/21	1,000,000	1,007,155
Ingersoll-Rand Luxembourg Finance SA
3.500%, 3/21/26	500,000	526,074
3.800%, 3/21/29	500,000	535,058
Pentair Finance Sarl 4.500%, 7/1/29	250,000	264,063
Roper Technologies, Inc. 2.800%, 12/15/21 (x)	250,000	253,468
3.125%, 11/15/22	625,000	641,735
3.650%, 9/15/23	1,000,000	1,050,068
2.350%, 9/15/24	165,000	165,311
3.850%, 12/15/25	125,000	134,561
3.800%, 12/15/26	285,000	302,177
2.950%, 9/15/29	210,000	212,109

		19,776,532

Machinery (0.3%)
Caterpillar, Inc. 3.900%, 5/27/21 (x)	1,000,000	1,028,217
2.600%, 6/26/22	844,000	857,671
3.400%, 5/15/24	715,000	755,417
2.600%, 9/19/29	350,000	352,669
CNH Industrial Capital LLC 4.875%, 4/1/21	385,000	397,619
3.875%, 10/15/21	310,000	319,200
4.375%, 4/5/22	385,000	401,672
4.200%, 1/15/24	700,000	740,965
CNH Industrial NV 3.850%, 11/15/27 (x)	655,000	676,135
Crane Co. 4.450%, 12/15/23	400,000	425,437
Cummins, Inc. 3.650%, 10/1/23	500,000	530,725
Deere & Co. 2.600%, 6/8/22	312,000	317,102
Dover Corp. 3.150%, 11/15/25	250,000	259,504
2.950%, 11/4/29	105,000	105,749
Flowserve Corp. 4.000%, 11/15/23	700,000	716,096
Fortive Corp. 2.350%, 6/15/21	500,000	500,521
3.150%, 6/15/26	1,500,000	1,524,296
Hillenbrand, Inc. 4.500%, 9/15/26	400,000	417,588
IDEX Corp. 4.200%, 12/15/21	300,000	310,120
Illinois Tool Works, Inc. 3.375%, 9/15/21	300,000	305,690
3.500%, 3/1/24	1,000,000	1,057,014
2.650%, 11/15/26	950,000	969,626
Kennametal, Inc. 3.875%, 2/15/22	560,000	578,814
4.625%, 6/15/28	250,000	260,395
nVent Finance Sarl 3.950%, 4/15/23	500,000	509,390
Oshkosh Corp. 4.600%, 5/15/28	250,000	266,732
Parker-Hannifin Corp. 2.700%, 6/14/24	165,000	167,634
3.300%, 11/21/24	600,000	624,297
3.250%, 6/14/29	270,000	280,728
Stanley Black & Decker, Inc. 2.900%, 11/1/22	994,000	1,018,049
3.400%, 3/1/26	355,000	374,357
4.250%, 11/15/28	350,000	392,627
Westinghouse Air Brake Technologies Corp.
4.400%, 3/15/24 (e)	750,000	795,980
3.450%, 11/15/26	500,000	504,375
4.950%, 9/15/28 (e)	750,000	825,090
Xylem, Inc. 3.250%, 11/1/26	570,000	585,147

		20,152,648

Professional Services (0.1%)
Equifax, Inc. 2.300%, 6/1/21	300,000	300,172
3.600%, 8/15/21	180,000	183,830
3.300%, 12/15/22	461,000	473,424
3.950%, 6/15/23	100,000	104,896
2.600%, 12/1/24	250,000	251,144
IHS Markit Ltd. 4.125%, 8/1/23	350,000	371,900
3.625%, 5/1/24	335,000	348,082
4.250%, 5/1/29	955,000	1,025,431
Thomson Reuters Corp. 4.300%, 11/23/23	500,000	536,784
3.350%, 5/15/26	570,000	585,072
Verisk Analytics, Inc. 5.800%, 5/1/21	600,000	626,610
4.000%, 6/15/25 (x)	400,000	432,882
4.125%, 3/15/29	500,000	549,279

		5,789,506

Road & Rail (0.3%)
Burlington Northern Santa Fe LLC
3.050%, 3/15/22	2,156,000	2,201,471
3.850%, 9/1/23 (x)	750,000	794,366
3.750%, 4/1/24	250,000	265,863
3.400%, 9/1/24	500,000	526,543
3.000%, 4/1/25	750,000	778,508
3.650%, 9/1/25	500,000	536,527
3.250%, 6/15/27 (x)	400,000	427,732
Canadian National Railway Co. 2.950%, 11/21/24	250,000	257,514
Canadian Pacific Railway Co. 2.900%, 2/1/25	1,000,000	1,022,490
CSX Corp. 4.250%, 6/1/21	500,000	511,064
3.700%, 11/1/23	1,000,000	1,052,579
3.350%, 11/1/25	500,000	527,094
2.600%, 11/1/26	750,000	754,680
3.250%, 6/1/27	550,000	575,715
JB Hunt Transport Services, Inc. 3.300%, 8/15/22	300,000	307,033
3.875%, 3/1/26	500,000	535,445
Kansas City Southern 3.000%, 5/15/23	121,000	123,661

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
2.875%, 11/15/29	$310,000	$308,662
Norfolk Southern Corp. 2.903%, 2/15/23	1,150,000	1,173,859
3.650%, 8/1/25	1,000,000	1,066,949
2.900%, 6/15/26	500,000	513,558
3.150%, 6/1/27	365,000	379,866
3.800%, 8/1/28	850,000	926,071
2.550%, 11/1/29	500,000	496,362
Ryder System, Inc. 3.500%, 6/1/21	160,000	162,977
2.250%, 9/1/21	150,000	150,449
3.450%, 11/15/21	250,000	255,863
2.800%, 3/1/22	150,000	151,844
2.875%, 6/1/22	135,000	136,900
2.500%, 9/1/22	190,000	190,877
3.400%, 3/1/23	650,000	669,059
3.750%, 6/9/23	500,000	521,948
3.875%, 12/1/23	250,000	263,383
3.650%, 3/18/24	350,000	366,904
2.500%, 9/1/24	385,000	386,085
2.900%, 12/1/26	220,000	221,155
Union Pacific Corp. 4.000%, 2/1/21	170,000	172,882
3.200%, 6/8/21	500,000	508,437
2.950%, 3/1/22	270,000	275,440
2.950%, 1/15/23	500,000	510,326
2.750%, 4/15/23	1,000,000	1,015,624
3.500%, 6/8/23	750,000	780,529
3.646%, 2/15/24	500,000	526,666
3.150%, 3/1/24	200,000	206,845
3.750%, 7/15/25	625,000	670,214
3.250%, 8/15/25	250,000	261,711
2.750%, 3/1/26	250,000	256,098
3.000%, 4/15/27	1,000,000	1,048,765
3.700%, 3/1/29	530,000	578,309

		26,352,902

Trading Companies & Distributors (0.1%)
Air Lease Corp. 2.500%, 3/1/21	305,000	305,706
3.875%, 4/1/21	125,000	127,250
3.500%, 1/15/22	290,000	296,933
2.625%, 7/1/22	750,000	755,803
2.250%, 1/15/23	235,000	234,508
2.750%, 1/15/23	400,000	404,987
3.875%, 7/3/23	500,000	525,082
4.250%, 9/15/24	1,000,000	1,070,832
3.250%, 3/1/25	3,000,000	3,065,544
3.750%, 6/1/26	375,000	390,171
Aircastle Ltd. 5.125%, 3/15/21	465,000	480,455
5.500%, 2/15/22	470,000	498,979
5.000%, 4/1/23	465,000	496,498
4.400%, 9/25/23	500,000	527,750
4.125%, 5/1/24	465,000	486,260
4.250%, 6/15/26	235,000	247,160
BOC Aviation Ltd. 3.000%, 5/23/22 (m)	500,000	503,365
GATX Corp. 4.850%, 6/1/21	100,000	103,599
4.350%, 2/15/24 (x)	1,000,000	1,063,819
3.250%, 3/30/25	400,000	408,133

		11,992,834

Total Industrials		169,817,300

Information Technology (2.8%)
Communications Equipment (0.1%)
Cisco Systems, Inc. 2.200%, 2/28/21	1,250,000	1,255,445
2.900%, 3/4/21 (x)	570,000	577,113
1.850%, 9/20/21	1,650,000	1,649,950
3.000%, 6/15/22	450,000	462,199
2.600%, 2/28/23 (x)	500,000	510,236
2.200%, 9/20/23	750,000	757,149
3.625%, 3/4/24	1,000,000	1,067,442
3.500%, 6/15/25	425,000	456,793
2.950%, 2/28/26	750,000	784,726
2.500%, 9/20/26 (x)	1,150,000	1,174,929
Juniper Networks, Inc. 4.500%, 3/15/24	175,000	188,834
4.350%, 6/15/25	350,000	375,365
3.750%, 8/15/29 (x)	500,000	517,226
Motorola Solutions, Inc. 3.750%, 5/15/22	53,000	55,008
3.500%, 3/1/23 (x)	1,000,000	1,033,962
4.600%, 2/23/28	550,000	600,044
4.600%, 5/23/29	350,000	387,022

		11,853,443

Electronic Equipment, Instruments & Components (0.2%)
Allegion US Holding Co., Inc. 3.200%, 10/1/24	500,000	513,071
3.550%, 10/1/27	500,000	514,709
Amphenol Corp. 3.200%, 4/1/24	250,000	259,596
Arrow Electronics, Inc. 3.500%, 4/1/22	1,500,000	1,537,594
3.250%, 9/8/24	300,000	305,532
Avnet, Inc. 3.750%, 12/1/21	125,000	127,717
4.625%, 4/15/26	500,000	535,801
Corning, Inc. 2.900%, 5/15/22	650,000	660,430
Flex Ltd. 4.750%, 6/15/25	800,000	870,250
4.875%, 6/15/29	350,000	380,955
FLIR Systems, Inc. 3.125%, 6/15/21	250,000	251,825
Jabil, Inc. 4.700%, 9/15/22	1,000,000	1,058,135
3.950%, 1/12/28	270,000	278,072
Keysight Technologies, Inc. 4.550%, 10/30/24	600,000	652,919
4.600%, 4/6/27	465,000	513,538
3.000%, 10/30/29	250,000	248,643
Tech Data Corp. 3.700%, 2/15/22	500,000	510,851
4.950%, 2/15/27	500,000	516,655
Trimble, Inc. 4.150%, 6/15/23	350,000	367,078
4.750%, 12/1/24	350,000	378,100
4.900%, 6/15/28	450,000	489,927

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Tyco Electronics Group SA 3.450%, 8/1/24	$335,000	$349,419
3.700%, 2/15/26	250,000	263,430
3.125%, 8/15/27	365,000	374,109

		11,958,356

IT Services (0.6%)
Automatic Data Processing, Inc. 3.375%, 9/15/25	500,000	532,958
Broadridge Financial Solutions, Inc.
3.400%, 6/27/26	350,000	364,926
2.900%, 12/1/29	500,000	499,404
DXC Technology Co. 4.250%, 4/15/24	500,000	527,606
Fidelity National Information Services, Inc.
3.500%, 4/15/23	264,000	274,867
3.875%, 6/5/24	271,000	289,030
3.000%, 8/15/26	1,250,000	1,296,008
4.250%, 5/15/28	1,050,000	1,169,339
3.750%, 5/21/29	100,000	108,918
Fiserv, Inc. 4.750%, 6/15/21	94,000	97,630
3.500%, 10/1/22	500,000	519,214
3.800%, 10/1/23	375,000	395,838
2.750%, 7/1/24	1,350,000	1,373,482
3.850%, 6/1/25	1,500,000	1,605,037
3.200%, 7/1/26	250,000	258,743
4.200%, 10/1/28	465,000	513,208
3.500%, 7/1/29	890,000	934,872
Genpact Luxembourg Sarl 3.700%, 4/1/22 (e)	250,000	255,467
3.375%, 12/1/24	250,000	251,160
Global Payments, Inc. 3.800%, 4/1/21	250,000	254,816
3.750%, 6/1/23	450,000	470,545
4.000%, 6/1/23	500,000	526,902
2.650%, 2/15/25	750,000	753,921
4.800%, 4/1/26	1,000,000	1,121,839
4.450%, 6/1/28	500,000	558,152
3.200%, 8/15/29	750,000	763,755
IBM Credit LLC 1.800%, 1/20/21	400,000	399,021
2.650%, 2/5/21	750,000	755,396
3.600%, 11/30/21	500,000	516,243
2.200%, 9/8/22	400,000	402,490
3.000%, 2/6/23	750,000	770,322
International Business Machines Corp.
2.250%, 2/19/21	500,000	502,018
2.800%, 5/13/21	670,000	678,732
2.850%, 5/13/22	1,750,000	1,788,599
2.875%, 11/9/22	1,000,000	1,025,538
3.375%, 8/1/23	1,000,000	1,046,300
3.625%, 2/12/24	1,000,000	1,058,883
3.000%, 5/15/24	2,750,000	2,844,317
3.450%, 2/19/26	1,000,000	1,060,714
3.300%, 5/15/26	1,500,000	1,572,307
3.300%, 1/27/27 (x)	1,095,000	1,156,259
3.500%, 5/15/29	2,965,000	3,187,936
Mastercard, Inc. 2.000%, 11/21/21	500,000	502,214
3.375%, 4/1/24	1,000,000	1,059,593
2.000%, 3/3/25	500,000	498,978
2.950%, 11/21/26	1,150,000	1,197,822
3.500%, 2/26/28	140,000	151,127
2.950%, 6/1/29	700,000	729,130
PayPal Holdings, Inc. 2.200%, 9/26/22	290,000	291,667
2.400%, 10/1/24	535,000	540,027
2.650%, 10/1/26	335,000	337,906
Visa, Inc. 2.150%, 9/15/22	1,195,000	1,208,149
2.800%, 12/14/22	1,750,000	1,799,278
3.150%, 12/14/25	3,450,000	3,648,007
2.750%, 9/15/27 (x)	300,000	313,317
Western Union Co. (The) 3.600%, 3/15/22	300,000	309,391
4.250%, 6/9/23	250,000	266,601
2.850%, 1/10/25	125,000	125,661

		47,461,580

Semiconductors & Semiconductor Equipment (0.6%)
Altera Corp. 4.100%, 11/15/23	600,000	646,193
Analog Devices, Inc. 2.950%, 1/12/21	750,000	755,693
2.500%, 12/5/21	300,000	302,386
2.875%, 6/1/23	250,000	255,026
3.125%, 12/5/23	500,000	516,486
3.900%, 12/15/25	450,000	483,911
3.500%, 12/5/26	500,000	526,514
Applied Materials, Inc. 4.300%, 6/15/21	625,000	646,048
Broadcom Corp. 2.200%, 1/15/21	750,000	749,947
2.650%, 1/15/23	750,000	754,316
3.625%, 1/15/24	2,500,000	2,589,071
3.125%, 1/15/25	715,000	722,695
Broadcom, Inc. 3.125%, 4/15/21§	875,000	885,413
3.125%, 10/15/22§	250,000	254,792
3.625%, 10/15/24§	1,000,000	1,037,118
4.250%, 4/15/26§	2,025,000	2,155,638
4.750%, 4/15/29§	2,500,000	2,737,651
Intel Corp. 1.700%, 5/19/21	250,000	249,524
3.300%, 10/1/21	1,257,000	1,289,428
2.350%, 5/11/22	800,000	809,919
3.100%, 7/29/22	600,000	619,262
2.700%, 12/15/22	875,000	896,438
3.700%, 7/29/25	1,795,000	1,944,190
2.600%, 5/19 /26	500,000	512,515
3.150%, 5/11/27 (x)	2,000,000	2,118,356
2.450%, 11/15/29	1,250,000	1,249,390
KLA Corp. 4.125%, 11/1/21	571,000	589,648
4.100%, 3/15/29	625,000	684,323
Lam Research Corp. 2.800%, 6/15/21	750,000	756,881
3.800%, 3/15/25	350,000	375,143
3.750%, 3/15/26	750,000	804,616
4.000%, 3/15/29	530,000	582,794
Marvell Technology Group Ltd. 4.200%, 6/22/23	350,000	369,892
4.875%, 6/22/28	350,000	387,739
Maxim Integrated Products, Inc. 3.375%, 3/15/23	400,000	412,808

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
3.450%, 6/15/27	$500,000	$516,640
Micron Technology, Inc. 4.640%, 2/6/24	105,000	114,543
4.975%, 2/6/26	350,000	388,325
4.185%, 2/15/27	375,000	401,013
5.327%, 2/6/29	350,000	400,923
NVIDIA Corp. 2.200%, 9/16/21	395,000	396,756
3.200%, 9/16/26	850,000	893,977
NXP BV
4.875%, 3/1/24§	500,000	545,340
5.350%, 3/1/26§	500,000	564,923
3.875%, 6/18/26§	500,000	527,644
5.550%, 12/1/28§	335,000	391,958
4.300%, 6/18/29§	750,000	806,773
QUALCOMM, Inc. 3.000%, 5/20/22	2,500,000	2,561,887
2.600%, 1/30/23	1,850,000	1,883,711
2.900%, 5/20/24	1,000,000	1,034,891
3.250%, 5/20/27	1,500,000	1,574,080
Texas Instruments, Inc. 2.750%, 3/12/21	375,000	378,686
1.850%, 5/15/22 (x)	500,000	500,343
2.250%, 5/1/23 (x)	750,000	759,270
2.625%, 5/15/24	216,000	221,870
2.900%, 11/3/27	355,000	372,377
2.250%, 9/4/29	320,000	316,705
Xilinx, Inc. 3.000%, 3/15/21	500,000	505,860
2.950%, 6/1/24	650,000	668,338

		47,398,597

Software (0.6%)
Autodesk, Inc. 4.375%, 6/15/25	600,000	654,664
3.500%, 6/15/27	1,000,000	1,051,270
CA, Inc. 3.600%, 8/15/22	200,000	204,982
4.700%, 3/15/27	250,000	269,612
Cadence Design Systems, Inc. 4.375%, 10/15/24	175,000	190,360
Microsoft Corp. 4.000%, 2/8/21 (x)	1,000,000	1,025,348
2.400%, 2/6/22	1,000,000	1,014,699
2.375%, 2/12/22	1,000,000	1,014,291
2.650%, 11/3/22	1,000,000	1,025,741
2.125%, 11/15/22	500,000	505,690
2.375%, 5/1/23	1,250,000	1,274,123
2.000%, 8/8/23	1,350,000	1,359,004
3.625%, 12/15/23	2,000,000	2,133,571
2.875%, 2/6/24	335,000	348,206
2.700%, 2/12/25	1,500,000	1,553,064
3.125%, 11/3/25	2,600,000	2,747,757
2.400%, 8/8/26	3,260,000	3,291,837
3.300%, 2/6/27	1,000,000	1,071,582
Oracle Corp. 2.800%, 7/8/21	585,000	593,150
1.900%, 9/15/21	2,755,000	2,757,190
2.500%, 5/15/22	2,000,000	2,029,916
2.500%, 10/15/22	1,875,000	1,905,676
2.625%, 2/15/23	805,000	822,048
3.625%, 7/15/23	1,000,000	1,056,766
2.400%, 9/15/23	1,000,000	1,015,188
3.400%, 7/8/24	2,000,000	2,115,091
2.950%, 11/15/24	750,000	779,526
2.950%, 5/15/25	3,000,000	3,124,691
2.650%, 7/15/26	2,805,000	2,863,334
3.250%, 11/15/27	1,000,000	1,057,589
salesforce.com, Inc. 3.250%, 4/11/23	375,000	389,889
3.700%, 4/11/28	375,000	411,104
VMware, Inc. 2.950%, 8/21/22	515,000	524,444
3.900%, 8/21/27	2,050,000	2,142,234

		44,323,637

Technology Hardware, Storage & Peripherals (0.7%)
Apple, Inc. 2.250%, 2/23/21	2,250,000	2,261,153
2.850%, 5/6/21	935,000	948,644
1.550%, 8/4/21	1,400,000	1,395,016
2.150%, 2/9/22	1,000,000	1,008,380
2.500%, 2/9/22	750,000	761,674
2.300%, 5/11/22	1,000,000	1,012,408
2.700%, 5/13/22	1,000,000	1,021,638
1.700%, 9/11/22	440,000	438,842
2.100%, 9/12/22	750,000	755,869
2.400%, 1/13/23	1,000,000	1,016,659
2.850%, 2/23/23	1,250,000	1,288,058
2.400%, 5/3/23	4,707,000	4,786,388
3.000%, 2/9/24	495,000	512,580
3.450%, 5/6/24	1,500,000	1,590,584
2.850%, 5/11/24	750,000	774,935
1.800%, 9/11/24	750,000	742,430
2.750%, 1/13/25	750,000	774,491
2.500%, 2/9/25	1,000,000	1,020,810
3.250%, 2/23/26	2,255,000	2,395,423
2.450%, 8/4/26	1,675,000	1,699,210
2.050%, 9/11/26	750,000	742,297
3.350%, 2/9/27	1,500,000	1,605,225
3.200%, 5/11/27	923,000	978,802
3.000%, 6/20/27	2,060,000	2,156,236
3.000%, 11/13/27	2,250,000	2,354,952
2.200%, 9/11/29	750,000	737,077
Dell International LLC 4.420%, 6/15/21§	3,750,000	3,855,761
5.450%, 6/15/23§	3,075,000	3,344,253
4.000%, 7/15/24§	500,000	524,085
6.020%, 6/15/26§	1,905,000	2,190,783
4.900%, 10/1/26§	1,300,000	1,424,510
Hewlett Packard Enterprise Co. 3.500%, 10/5/21	375,000	382,379
4.400%, 10/15/22 (e)	1,500,000	1,582,684
2.250%, 4/1/23	750,000	750,889
4.900%, 10/15/25 (e)	3,000,000	3,338,221
HP, Inc. 4.050%, 9/15/22	1,000,000	1,044,462
NetApp, Inc. 3.375%, 6/15/21	550,000	558,917
3.300%, 9/29/24	500,000	517,988
Seagate HDD Cayman 4.250%, 3/1/22	123,000	127,436
4.875%, 3/1/24	300,000	318,786

		54,740,935

Total Information Technology		217,736,548

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Materials (0.9%)
Chemicals (0.5%)
Air Products & Chemicals, Inc. 2.750%, 2/3/23	$1,000,000	$1,020,667
3.350%, 7/31/24	750,000	785,617
Airgas, Inc. 3.650%, 7/15/24	450,000	474,816
Albemarle Corp. 4.150%, 12/1/24	250,000	265,895
Albemarle Wodgina Pty. Ltd. 3.450%, 11/15/29§	125,000	124,808
Braskem Finance Ltd. 6.450%, 2/3/24	1,250,000	1,390,234
Cabot Corp. 3.700%, 7/15/22	500,000	514,140
4.000%, 7/1/29	500,000	518,858
Celanese US Holdings LLC 5.875%, 6/15/21 (x)	370,000	388,600
4.625%, 11/15/22	450,000	476,124
3.500%, 5/8/24	300,000	309,775
Dow Chemical Co. (The) 3.000%, 11/15/22	1,000,000	1,022,199
3.150%, 5/15/24	430,000	443,250
4.550%, 11/30/25	250,000	275,293
3.625%, 5/15/26	500,000	529,986
4.800%, 11/30/28 (x)	500,000	569,461
DuPont de Nemours, Inc. 4.205%, 11/15/23	1,500,000	1,603,662
4.493%, 11/15/25	1,150,000	1,265,082
4.725%, 11/15/28	2,000,000	2,265,286
Eastman Chemical Co. 3.500%, 12/1/21	160,000	163,664
3.600%, 8/15 /22	1,125,000	1,162,547
3.800%, 3/15/25	1,000,000	1,049,037
Ecolab, Inc. 4.350%, 12/8/21	1,106,000	1,155,641
3.250%, 1/14/23	500,000	516,768
2.700%, 11/1/26	215,000	220,131
FMC Corp. 4.100%, 2/1/24	1,500,000	1,576,399
3.200%, 10/1/26	350,000	359,333
International Flavors & Fragrances, Inc.
4.450%, 9/26/28	385,000	419,887
LYB International Finance BV 4.000%, 7/15/23	1,100,000	1,159,657
LyondellBasell Industries NV 6.000%, 11/15/21	1,800,000	1,912,507
Methanex Corp. 4.250%, 12/1/24 (x)	650,000	670,324
Mosaic Co. (The) 3.250%, 11/15/22	500,000	511,610
4.250%, 11/15/23	1,000,000	1,065,248
4.050%, 11/15/27	750,000	773,602
NewMarket Corp. 4.100%, 12/15/22	167,000	173,585
Nutrien Ltd. 3.150%, 10/1/22	131,000	133,865
3.500%, 6/1/23	1,000,000	1,033,186
3.625%, 3/15/24	500,000	520,568
4.000%, 12/15/26	500,000	533,149
4.200%, 4/1/29	280,000	307,249
PPG Industries, Inc. 3.200%, 3/15/23	650,000	673,037
2.400%, 8/15/24	250,000	251,705
2.800%, 8/15/29 (x)	250,000	250,664
Praxair, Inc. 4.050%, 3/15/21	500,000	512,876
3.000%, 9/1/21	600,000	611,049
2.200%, 8/15/22	450,000	453,196
2.700%, 2/21/23 (x)	500,000	509,552
3.200%, 1/30/26	350,000	367,013
RPM International, Inc. 3.750%, 3/15/27	350,000	359,394
4.550%, 3/1/29	500,000	541,449
Sasol Financing USA LLC 5.875%, 3/27/24	765,000	828,830
6.500%, 9/27/28	450,000	499,781
Sherwin-Williams Co. (The) 4.200%, 1/15/22	200,000	207,224
2.750%, 6/1/22	563,000	571,820
3.125%, 6/1/24	575,000	590,884
3.950%, 1/15/26	500,000	534,914
3.450%, 6/1/27	750,000	792,537
2.950%, 8/15/29	500,000	505,091
Westlake Chemical Corp. 3.600%, 8/15/26	500,000	516,469

		39,239,195

Construction Materials (0.0%)
Martin Marietta Materials, Inc. 4.250%, 7/2/24	285,000	304,613
3.450%, 6/1/27	321,000	325,121
3.500%, 12/15/27	500,000	516,523
Vulcan Materials Co. 4.500%, 4/1/25	1,250,000	1,349,131
3.900%, 4/1/27	130,000	137,051

		2,632,439

Containers & Packaging (0.1%)
Avery Dennison Corp. 4.875%, 12/6/28 (x)	300,000	340,035
Bemis Co., Inc. 3.100%, 9/15/26§	500,000	488,687
International Paper Co. 7.500%, 8/15/21	106,000	114,945
3.650%, 6/15/24	1,900,000	2,002,475
Packaging Corp. of America 4.500%, 11/1/23	200,000	214,374
3.650%, 9/15/24	1,000,000	1,048,857
3.400%, 12/15/27	360,000	373,235
WestRock RKT LLC 4.900%, 3/1/22	1,500,000	1,579,508
WRKCo., Inc. 3.000%, 9/15/24	500,000	509,006
3.750%, 3/15/25	500,000	523,563
4.650%, 3/15/26	550,000	601,917
4.000%, 3/15/28	500,000	533,503
3.900%, 6/1/28	175,000	185,172

		8,515,277

Metals & Mining (0.2%)
ArcelorMittal SA 6.250%, 2/25/22 (e)	550,000	592,625
3.600%, 7/16/24	500,000	512,844
6.125%, 6/1/25	405,000	464,231

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
4.550%, 3/11/26	$500,000	$530,000
4.250%, 7/16/29 (x)	500,000	519,516
BHP Billiton Finance USA Ltd. 2.875%, 2/24/22	682,000	695,120
Newmont Goldcorp Corp. 3.625%, 6/9/21	330,000	335,668
3.500%, 3/15/22	1,156,000	1,189,466
3.700%, 3/15/23	600,000	626,145
Nucor Corp. 3.950%, 5/1/28	1,350,000	1,466,628
Reliance Steel & Aluminum Co. 4.500%, 4/15/23	500,000	528,836
Rio Tinto Finance USA Ltd. 3.750%, 6/15/25	1,000,000	1,073,736
Southern Copper Corp. 3.500%, 11/8/22 (x)	244,000	251,548
3.875%, 4/23/25	300,000	315,094
Steel Dynamics, Inc. 2.800%, 12/15/24	500,000	503,298
Vale Overseas Ltd. 6.250%, 8/10/26	1,250,000	1,462,500

		11,067,255

Paper & Forest Products (0.1%)
Domtar Corp. 4.400%, 4/1/22 (x)	2,000,000	2,065,097
Fibria Overseas Finance Ltd. 4.000%, 1/14/25	1,000,000	1,034,062
5.500%, 1/17/27 (x)	625,000	684,766
Suzano Austria GmbH 6.000%, 1/15/29	1,000,000	1,130,313

		4,914,238

Total Materials		66,368,404

Real Estate (1.5%)
Equity Real Estate Investment Trusts (REITs) (1.5%)
Alexandria Real Estate Equities, Inc. (REIT)
3.900%, 6/15/23	1,000,000	1,050,025
4.000%, 1/15/24	805,000	853,056
3.450%, 4/30/25	750,000	784,031
3.800%, 4/15/26	250,000	265,179
American Campus Communities Operating Partnership LP (REIT)
3.750%, 4/15/23	500,000	520,323
3.300%, 7/15/26	300,000	308,380
3.625%, 11/15/27	200,000	209,712
American Homes 4 Rent LP (REIT)
4.250%, 2/15/28	500,000	529,581
American Tower Corp. (REIT) 3.300%, 2/15/21	1,750,000	1,775,013
3.450%, 9/15/21	1,000,000	1,021,723
2.250%, 1/15/22	1,250,000	1,254,999
4.700%, 3/15/22	500,000	526,745
3.500%, 1/31/23	1,150,000	1,189,124
3.000%, 6/15/23	500,000	509,694
5.000%, 2/15/24	1,000,000	1,096,748
3.375%, 5/15/24	500,000	517,099
2.950%, 1/15/25	750,000	766,577
2.750%, 1/15/27	350,000	349,729
3.950%, 3/15/29	500,000	536,849
AvalonBay Communities, Inc. (REIT)
2.950%, 9/15/22	500,000	511,875
4.200%, 12/15/23	100,000	107,396
3.500%, 11/15/25 (x)	250,000	264,932
2.950%, 5/11/26	1,000,000	1,030,683
2.900%, 10/15/26	250,000	257,046
3.350%, 5/15/27	175,000	184,202
Boston Properties LP (REIT) 3.850%, 2/1/23	500,000	523,806
3.125%, 9/1/23	1,000,000	1,029,850
3.200%, 1/15/25	1,750,000	1,812,331
3.400%, 6/21/29	750,000	780,276
Brandywine Operating Partnership LP (REIT)
3.950%, 2/15/23	250,000	260,449
4.100%, 10/1/24	250,000	263,549
3.950%, 11/15/27	300,000	313,472
4.550%, 10/1/29	250,000	269,596
Brixmor Operating Partnership LP (REIT)
3.875%, 8/15/22	475,000	494,745
3.250%, 9/15/23	750,000	771,083
3.650%, 6/15/24	300,000	311,233
3.850%, 2/1/25	355,000	372,523
4.125%, 6/15/26	275,000	291,212
3.900%, 3/15/27	250,000	261,018
4.125%, 5/15/29	375,000	400,709
Camden Property Trust (REIT) 2.950%, 12/15/22	1,150,000	1,173,834
4.100%, 10/15/28 (x)	215,000	237,796
CC Holdings GS V LLC (REIT) 3.849%, 4/15/23	500,000	524,943
Columbia Property Trust Operating Partnership LP (REIT)
4.150%, 4/1/25 (x)	250,000	262,512
3.650%, 8/15/26	250,000	255,232
Corporate Office Properties LP (REIT)
3.700%, 6/15/21	750,000	756,094
3.600%, 5/15/23	200,000	205,123
5.000%, 7/1/25	100,000	107,826
Crown Castle International Corp. (REIT)
3.400%, 2/15/21	555,000	562,281
2.250%, 9/1/21	1,000,000	1,002,326
5.250%, 1/15/23	1,000,000	1,085,948
3.150%, 7/15/23	1,970,000	2,026,212
3.200%, 9/1/24	500,000	516,298
4.450%, 2/15/26	2,165,000	2,379,854
3.700%, 6/15/26	165,000	174,275
3.650%, 9/1/27	750,000	789,921
CubeSmart LP (REIT) 4.375%, 12/15/23	485,000	515,927
3.125%, 9/1/26	250,000	253,717
4.375%, 2/15/29	150,000	163,793
CyrusOne LP (REIT) 2.900%, 11/15/24 (x)	375,000	374,434
3.450%, 11/15/29	435,000	435,648
Digital Realty Trust LP (REIT) 2.750%, 2/1/23	175,000	177,304
3.700%, 8/15/27	1,500,000	1,591,017
Duke Realty LP (REIT) 3.250%, 6/30/26	750,000	775,055
3.375%, 12/15/27	680,000	707,729
4.000%, 9/15/28	300,000	322,164
2.875%, 11/15/29	185,000	184,831
EPR Properties (REIT) 4.500%, 4/1/25	350,000	367,174
4.750%, 12/15/26	250,000	271,889
4.500%, 6/1/27	450,000	478,737
4.950%, 4/15/28	500,000	544,629
3.750%, 8/15/29	250,000	251,235

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Equinix, Inc. (REIT) 2.625%, 11/18/24	$635,000	$637,972
5.875%, 1/15/26	1,045,000	1,106,801
2.900%, 11/18/26	455,000	455,228
5.375%, 5/15/27	825,000	899,250
3.200%, 11/18/29	455,000	456,706
ERP Operating LP (REIT) 3.000%, 4/15/23	1,000,000	1,030,543
3.375%, 6/1/25	1,000,000	1,053,887
3.250%, 8/1/27	355,000	372,063
4.150%, 12/1/28	300,000	336,076
Essex Portfolio LP (REIT) 3.250%, 5/1/23	1,000,000	1,028,469
3.500%, 4/1/25	650,000	677,593
3.375%, 4/15/26	250,000	260,113
4.000%, 3/1/29	500,000	540,831
Federal Realty Investment Trust (REIT)
3.250%, 7/15/27	500,000	516,323
3.200%, 6/15/29	500,000	516,367
GLP Capital LP (REIT) 5.375%, 11/1/23	380,000	413,470
3.350%, 9/1/24	570,000	581,805
5.250%, 6/1/25	505,000	553,071
5.375%, 4/15/26	750,000	827,977
5.750%, 6/1/28	385,000	437,112
Healthcare Trust of America Holdings LP (REIT)
3.700%, 4/15/23	250,000	258,569
3.500%, 8/1/26	425,000	442,699
Healthpeak Properties, Inc. (REIT)
3.150%, 8/1/22	250,000	255,811
4.250%, 11/15/23	502,000	533,991
3.875%, 8/15/24	1,000,000	1,059,879
3.400%, 2/1/25	500,000	521,416
4.000%, 6/1/25	350,000	375,683
3.250%, 7/15/26	175,000	181,169
3.500%, 7/15/29	200,000	207,638
Host Hotels & Resorts LP (REIT)
3.875%, 4/1/24	1,000,000	1,056,437
Series C 4.750%, 3/1/23	1,100,000	1,172,405
Series E 4.000%, 6/15/25	310,000	330,092
Kilroy Realty LP (REIT) 3.800%, 1/15/23	450,000	466,960
3.450%, 12/15/24	350,000	361,784
4.375%, 10/1/25	400,000	434,908
4.750%, 12/15/28	350,000	392,547
Kimco Realty Corp. (REIT) 3.400%, 11/1/22	500,000	515,867
3.125%, 6/1/23	1,000,000	1,025,947
2.700%, 3/1/24	250,000	252,527
3.300%, 2/1/25	610,000	632,055
Kite Realty Group LP (REIT) 4.000%, 10/1/26 (x)	250,000	246,658
Liberty Property LP (REIT) 4.125%, 6/15/22	1,094,000	1,144,947
3.750%, 4/1/25	100,000	106,624
3.250%, 10/1/26	300,000	310,791
4.375%, 2/1/29	155,000	175,745
Life Storage LP (REIT) 3.500%, 7/1/26	500,000	513,195
3.875%, 12/15/27	400,000	419,703
4.000%, 6/15/29	500,000	532,433
Mid-America Apartments LP (REIT)
4.300%, 10/15/23	175,000	186,654
3.750%, 6/15/24	450,000	474,212
4.000%, 11/15/25	350,000	377,640
3.600%, 6/1/27	500,000	529,229
3.950%, 3/15/29	750,000	812,798
National Retail Properties, Inc. (REIT)
3.800%, 10/15/22	250,000	259,545
3.300%, 4/15/23	700,000	719,692
3.900%, 6/15/24	500,000	529,395
4.000%, 11/15/25	200,000	214,216
3.600%, 12/15/26	250,000	262,740
4.300%, 10/15/28	665,000	730,025
Office Properties Income Trust (REIT)
4.250%, 5/15/24	1,100,000	1,140,681
Omega Healthcare Investors, Inc. (REIT)
4.375%, 8/1/23 (x)	1,075,000	1,136,750
4.500%, 1/15/25	450,000	481,019
Physicians Realty LP (REIT) 4.300%, 3/15/27	250,000	265,747
Piedmont Operating Partnership LP (REIT)
4.450%, 3/15/24	500,000	529,201
Prologis LP (REIT) 4.250%, 8/15/23	100,000	106,485
3.750%, 11/1/25	445,000	481,529
Public Storage (REIT) 2.370%, 9/15/22	250,000	252,543
3.094%, 9/15/27	300,000	311,511
3.385%, 5/1/29	320,000	339,055
Realty Income Corp. (REIT) 3.250%, 10/15/22	844,000	870,090
4.650%, 8/1/23	1,000,000	1,080,733
3.875%, 4/15/25	750,000	805,705
4.125%, 10/15/26	725,000	793,375
3.250%, 6/15/29	350,000	370,928
Regency Centers LP (REIT) 3.600%, 2/1/27	360,000	377,104
4.125%, 3/15/28	500,000	540,735
2.950%, 9/15/29	250,000	249,144
Sabra Health Care LP (REIT) 4.800%, 6/1/24	250,000	265,805
3.900%, 10/15/29	750,000	753,368
Service Properties Trust (REIT) 4.250%, 2/15/21	350,000	353,281
4.500%, 6/15/23	1,000,000	1,035,485
4.350%, 10/1/24	300,000	307,748
5.250%, 2/15/26	350,000	366,365
4.750%, 10/1/26	200,000	204,812
4.950%, 2/15/27	540,000	559,462
Simon Property Group LP (REIT)
2.350%, 1/30/22	500,000	503,601
2.625%, 6/15/22	500,000	507,400
2.750%, 6/1/23	600,000	611,795
3.750%, 2/1/24	1,000,000	1,056,556
2.000%, 9/13/24	500,000	496,065
3.500%, 9/1/25	500,000	531,743
3.250%, 11/30/26	500,000	524,088
3.375%, 6/15/27	1,750,000	1,847,867
3.375%, 12/1/27	750,000	795,833
2.450%, 9/13/29	750,000	736,573
SITE Centers Corp. (REIT) 3.625%, 2/1/25	216,000	221,017
4.700%, 6/1/27	165,000	177,562
SL Green Operating Partnership LP (REIT)
3.250%, 10/15/22	300,000	306,412
SL Green Realty Corp. (REIT) 4.500%, 12/1/22	150,000	158,381

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Spirit Realty LP (REIT) 3.200%, 1/15/27	$500,000	$501,220
4.000%, 7/15/29	225,000	236,492
STORE Capital Corp. (REIT) 4.500%, 3/15/28	275,000	297,315
4.625%, 3/15/29	250,000	274,444
Tanger Properties LP (REIT) 3.125%, 9/1/26	500,000	493,974
UDR, Inc. (REIT) 4.000%, 10/1/25	250,000	268,932
2.950%, 9/1/26	125,000	126,298
3.500%, 7/1/27	350,000	366,081
Ventas Realty LP (REIT) 3.100%, 1/15/23	500,000	512,069
3.125%, 6/15/23	600,000	615,104
3.500%, 4/15/24	750,000	780,326
3.750%, 5/1/24	50,000	52,526
2.650%, 1/15/25	1,000,000	1,002,643
3.250%, 10/15/26	800,000	816,800
VEREIT Operating Partnership LP (REIT)
4.600%, 2/6/24	400,000	430,862
4.625%, 11/1/25	500,000	542,592
4.875%, 6/1/26	485,000	534,986
3.950%, 8/15/27	320,000	336,339
Vornado Realty LP (REIT) 3.500%, 1/15/25	550,000	571,533
Washington REIT (REIT) 3.950%, 10/15/22	150,000	155,263
Weingarten Realty Investors (REIT) 3.375%, 10/15/22	600,000	612,834
Welltower, Inc. (REIT) 3.950%, 9/1/23	650,000	686,260
4.500%, 1/15/24	1,000,000	1,081,192
3.625%, 3/15/24	565,000	592,840
2.700%, 2/15/27	250,000	251,096
4.250%, 4/15/28	1,225,000	1,334,756
Weyerhaeuser Co. (REIT) 4.625%, 9/15/23	1,000,000	1,073,886
WP Carey, Inc. (REIT) 4.600%, 4/1/24	300,000	320,883
4.000%, 2/1/25	300,000	315,090
4.250%, 10/1/26	400,000	426,949
3.850%, 7/15/29	250,000	262,303

		114,106,056

Real Estate Management & Development (0.0%)
CBRE Services, Inc. 4.875%, 3/1/26	1,500,000	1,673,837
Celulosa Arauco y Constitucion SA
3.875%, 11/2/27	500,000	503,750

		2,177,587

Total Real Estate		116,283,643

Utilities (1.7%)
Electric Utilities (1.2%)
AEP Texas, Inc. 2.400%, 10/1/22	350,000	352,594
AEP Transmission Co. LLC 3.100%, 12/1/26	250,000	260,772
Alabama Power Co.
Series 17A 2.450%, 3/30/22	500,000	506,348
American Electric Power Co., Inc.
3.200%, 11/13/27	400,000	413,885
Series F 2.950%, 12/15/22	150,000	153,417
Series I 3.650%, 12/1/21	335,000	345,509
Series J 4.300%, 12/1/28	500,000	557,634
Appalachian Power Co. 3.400%, 6/1/25	350,000	366,938
Arizona Public Service Co. 3.150%, 5/15/25	200,000	207,814
2.950%, 9/15/27	350,000	360,243
2.600%, 8/15/29	250,000	253,442
Atlantic City Electric Co. 4.000%, 10/15/28	350,000	390,181
Avangrid, Inc. 3.150%, 12/1/24	500,000	514,458
3.800%, 6/1/29	750,000	794,504
Baltimore Gas & Electric Co. 2.400%, 8/15/26	700,000	692,585
CenterPoint Energy Houston Electric LLC
2.250%, 8/1/22	250,000	251,769
Series Z 2.400%, 9/1/26	250,000	249,114
Cleco Corporate Holdings LLC 3.743%, 5/1/26 (e)	750,000	778,849
3.375%, 9/15/29§	175,000	175,080
Commonwealth Edison Co. 3.400%, 9/1/21	250,000	254,777
3.700%, 8/15/28	220,000	241,441
Series 122 2.950%, 8/15/27	500,000	515,187
Connecticut Light & Power Co. (The)
2.500%, 1/15/23	156,000	157,540
Series A 3.200%, 3/15/27	250,000	264,383
DTE Electric Co. 3.650%, 3/15/24	245,000	258,970
Duke Energy Carolinas LLC 3.350%, 5/15/22	500,000	516,578
2.500%, 3/15/23	500,000	508,492
2.950%, 12/1/26	1,000,000	1,037,709
3.950%, 11/15/28	500,000	555,387
2.450%, 8/15/29 (x)	300,000	297,498
Duke Energy Corp. 1.800%, 9/1/21	750,000	745,996
2.400%, 8/15/22	300,000	302,520
3.050%, 8/15/22	1,100,000	1,127,356
3.750%, 4/15/24	350,000	370,902
3.150%, 8/15/27	750,000	775,740
3.400%, 6/15/29	310,000	323,612
Duke Energy Florida LLC 3.200%, 1/15/27	650,000	682,648
3.800%, 7/15/28	750,000	837,401
Duke Energy Ohio, Inc. 3.800%, 9/1/23	1,000,000	1,055,596
Duke Energy Progress LLC 3.375%, 9/1/23	435,000	454,908
3.700%, 9/1/28	1,000,000	1,092,173
3.450%, 3/15/29	350,000	375,410
Edison International 2.400%, 9/15/22	400,000	397,403
3.125%, 11/15/22	90,000	91,318

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
2.950%, 3/15/23	$300,000	$301,178
3.550%, 11/15/24 (x)	200,000	205,913
5.750%, 6/15/27	40,000	44,911
4.125%, 3/15/28 (x)	500,000	516,714
Emera US Finance LP 2.700%, 6/15/21	500,000	504,345
3.550%, 6/15/26	665,000	693,479
Enel Americas SA 4.000%, 10/25/26	165,000	170,620
Enel Chile SA 4.875%, 6/12/28	750,000	832,969
Entergy Arkansas LLC 3.750%, 2/15/21	1,000,000	1,014,244
3.700%, 6/1/24	1,000,000	1,058,655
3.500%, 4/1/26	300,000	320,856
Entergy Corp. 4.000%, 7/15/22	1,000,000	1,042,099
2.950%, 9/1/26	300,000	304,557
Entergy Louisiana LLC 2.400%, 10/1/26	500,000	497,859
Evergy Kansas Central, Inc. 2.550%, 7/1/26 (x)	350,000	352,740
Evergy Metro, Inc. 3.150%, 3/15/23	250,000	258,239
3.650%, 8/15/25	500,000	532,800
Evergy, Inc. 4.850%, 6/1/21	62,000	63,930
2.450%, 9/15/24	335,000	336,476
2.900%, 9/15/29	500,000	497,096
Eversource Energy 2.500%, 3/15/21	500,000	502,954
Series H 3.150%, 1/15/25	150,000	154,989
Series K 2.750%, 3/15/22	1,000,000	1,014,793
Series L 2.900%, 10/1/24	500,000	511,363
Series M 3.300%, 1/15/28	500,000	515,723
Series N 3.800%, 12/1/23	210,000	221,312
Exelon Corp. 2.450%, 4/15/21	330,000	331,458
3.497%, 6/1/22 (e)	1,000,000	1,025,978
3.950%, 6/15/25	750,000	805,871
3.400%, 4/15/26	500,000	521,626
FirstEnergy Corp.
Series A 2.850%, 7/15/22	450,000	457,219
Series B 4.250%, 3/15/23	675,000	712,369
3.900%, 7/15/27	625,000	668,372
Florida Power & Light Co. 2.750%, 6/1/23	250,000	255,578
Fortis, Inc. 3.055%, 10/4/26	750,000	766,362
Georgia Power Co. 2.400%, 4/1/21	350,000	351,415
2.850%, 5/15/22 (x)	750,000	763,990
3.250%, 4/1/26	350,000	362,246
3.250%, 3/30/27	500,000	518,650
Series A 2.200%, 9/15/24	350,000	349,110
Series B 2.650%, 9/15/29	350,000	343,789
Gulf Power Co.
Series A 3.300%, 5/30/27	250,000	263,791
Hydro-Quebec
Series HY 8.400%, 1/15/22	125,000	141,157
Indiana Michigan Power Co. 3.850%, 5/15/28	1,250,000	1,364,667
Interstate Power & Light Co. 3.250%, 12/1/24	500,000	522,492
4.100%, 9/26/28	450,000	497,144
3.600%, 4/1/29	500,000	532,509
ITC Holdings Corp. 2.700%, 11/15/22	400,000	405,007
3.650%, 6/15/24	325,000	340,425
3.250%, 6/30/26	300,000	310,384
3.350%, 11/15/27	400,000	416,669
MidAmerican Energy Co. 3.500%, 10/15/24	300,000	319,428
3.100%, 5/1/27	1,000,000	1,049,461
3.650%, 4/15/29	850,000	932,866
Mississippi Power Co. 3.950%, 3/30/28	250,000	271,428
NextEra Energy Capital Holdings, Inc.
4.500%, 6/1/21	1,000,000	1,027,850
2.403%, 9/1/21	1,000,000	1,006,359
2.900%, 4/1/22	375,000	382,050
2.800%, 1/15/23	400,000	407,594
3.150%, 4/1/24	1,000,000	1,037,194
3.250%, 4/1/26	355,000	370,963
3.550%, 5/1/27	1,500,000	1,593,084
3.500%, 4/1/29	500,000	528,026
(ICE LIBOR USD 3 Month + 3.16%), 5.650%, 5/1/79 (k)	500,000	555,000
Northern States Power Co. 2.150%, 8/15/22	700,000	703,402
NSTAR Electric Co. 2.375%, 10/15/22	1,000,000	1,008,104
3.200%, 5/15/27	500,000	522,313
3.250%, 5/15/29	500,000	528,967
Oklahoma Gas & Electric Co. 3.800%, 8/15/28	350,000	381,090
Oncor Electric Delivery Co. LLC 2.750%, 6/1/24	500,000	511,836
3.700%, 11/15/28	1,250,000	1,364,457
PacifiCorp 2.950%, 2/1/22	500,000	511,147
3.600%, 4/1/24	600,000	634,191
PECO Energy Co. 2.375%, 9/15/22	500,000	505,424
3.150%, 10/15/25	700,000	730,654
PNM Resources, Inc. 3.250%, 3/9/21	250,000	253,050
Potomac Electric Power Co. 3.600%, 3/15/24	300,000	317,318
PPL Capital Funding, Inc. 4.200%, 6/15/22	1,078,000	1,125,915
3.500%, 12/1/22	1,000,000	1,036,524
3.400%, 6/1/23	250,000	258,645
3.100%, 5/15/26	500,000	509,367
Progress Energy, Inc. 4.400%, 1/15/21	156,000	159,044
3.150%, 4/1/22	1,250,000	1,275,399
Public Service Co. of Colorado 2.250%, 9/15/22	500,000	503,385

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
3.700%, 6/15/28	$350,000	$383,100
Public Service Electric & Gas Co. 1.900%, 3/15/21	175,000	175,110
2.375%, 5/15/23	500,000	506,232
3.250%, 9/1/23	300,000	312,844
2.250%, 9/15/26	450,000	447,203
3.700%, 5/1/28	500,000	545,618
3.650%, 9/1/28	300,000	326,955
3.200%, 5/15/29	250,000	264,089
Southern California Edison Co. 3.875%, 6/1/21	381,000	389,142
2.850%, 8/1/29	575,000	589,469
Series A 2.900%, 3/1/21	500,000	504,525
4.200%, 3/1/29	500,000	552,175
Series B 2.400%, 2/1/22	200,000	201,046
3.650%, 3/1/28	750,000	797,029
Series C 3.500%, 10/1/23	200,000	207,246
Series D 3.400%, 6/1/23	350,000	361,509
Series E 3.700%, 8/1/25	300,000	317,187
Southern Co. (The) 2.350%, 7/1/21	1,500,000	1,507,293
2.950%, 7/1/23	575,000	587,675
Southwestern Electric Power Co.
Series K 2.750%, 10/1/26	500,000	502,031
Series M 4.100%, 9/15/28	750,000	820,481
Southwestern Public Service Co. 3.300%, 6/15/24	300,000	313,062
Tucson Electric Power Co. 3.050%, 3/15/25	600,000	617,759
Union Electric Co. 3.500%, 4/15/24	500,000	526,042
2.950%, 6/15/27	500,000	516,615
3.500%, 3/15/29	500,000	537,913
Virginia Electric & Power Co. 3.450%, 2/15/24	1,000,000	1,046,477
Series A 3.150%, 1/15/26	715,000	743,765
3.500%, 3/15/27	750,000	797,643
3.800%, 4/1/28	500,000	543,876
2.875%, 7/15/29	175,000	177,868
Series B 2.950%, 11/15/26	500,000	515,735
Series C 2.750%, 3/15/23	1,400,000	1,426,277
Wisconsin Electric Power Co. 2.950%, 9/15/21	725,000	734,885
2.050%, 12/15/24	200,000	199,837
Wisconsin Power & Light Co. 3.050%, 10/15/27	350,000	362,421
Wisconsin Public Service Corp. 3.350%, 11/21/21	245,000	251,635
Xcel Energy, Inc. 2.400%, 3/15/21	500,000	502,469
2.600%, 3/15/22	500,000	505,828
3.300%, 6/1/25	500,000	523,747
3.350%, 12/1/26	500,000	526,315
4.000%, 6/15/28	500,000	547,868
2.600%, 12/1/29	350,000	346,462

		91,249,166

Gas Utilities (0.1%)
Atmos Energy Corp. 3.000%, 6/15/27	310,000	322,736
2.625%, 9/15/29	300,000	301,687
CenterPoint Energy Resources Corp.
4.500%, 1/15/21	592,000	603,079
3.550%, 4/1/23	750,000	777,193
4.000%, 4/1/28	500,000	537,864
Dominion Energy Gas Holdings LLC
Series A 2.500%, 11/15/24	290,000	291,779
Series B 3.000%, 11/15/29	355,000	353,521
National Fuel Gas Co. 3.750%, 3/1/23	1,000,000	1,027,604
5.200%, 7/15/25	1,000,000	1,090,585
3.950%, 9/15/27	300,000	304,936
4.750%, 9/1/28 (x)	300,000	313,635
Piedmont Natural Gas Co., Inc. 3.500%, 6/1/29	500,000	535,532
Southern California Gas Co. 3.150%, 9/15/24	550,000	572,774
Series TT 2.600%, 6/15/26	500,000	504,955
Southern Natural Gas Co. LLC 4.400%, 6/15/21	150,000	153,523

		7,691,403

Independent Power and Renewable Electricity Producers (0.0%)
Enel Generacion Chile SA 4.250%, 4/15/24	400,000	421,375
PSEG Power LLC 3.000%, 6/15/21	650,000	656,583
3.850%, 6/1/23	500,000	524,730
Southern Power Co. 4.150%, 12/1/25	500,000	541,778
Series E 2.500%, 12/15/21	500,000	504,483

		2,648,949

Multi-Utilities (0.4%)
Ameren Corp. 2.500%, 9/15/24	160,000	161,437
Ameren Illinois Co. 2.700%, 9/1/22	500,000	509,940
3.800%, 5/15/28	350,000	382,795
Berkshire Hathaway Energy Co. 2.375%, 1/15/21	235,000	235,904
2.800%, 1/15/23	415,000	424,331
3.750%, 11/15/23	1,100,000	1,163,266
Black Hills Corp. 4.250%, 11/30/23	600,000	638,854
3.950%, 1/15/26	350,000	372,218
3.050%, 10/15/29	250,000	249,802
CenterPoint Energy, Inc. 3.600%, 11/1/21	155,000	158,813
3.850%, 2/1/24	400,000	420,964
2.500%, 9/1/24	250,000	249,776
4.250%, 11/1/28	400,000	433,056
CMS Energy Corp. 5.050%, 3/15/22	1,000,000	1,056,643
3.000%, 5/15/26	210,000	216,935

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Consolidated Edison Co. of New York, Inc.
3.800%, 5/15/28	$550,000	$602,296
Series B 3.125%, 11/15/27 (x)	300,000	313,379
Series D 4.000%, 12/1/28	500,000	563,109
Consolidated Edison, Inc. 2.000%, 5/15/21	315,000	315,048
Consumers Energy Co. 3.800%, 11/15/28	750,000	829,220
Delmarva Power & Light Co. 3.500%, 11/15/23	750,000	785,085
Dominion Energy, Inc. 4.104%, 4/1/21 (e)	800,000	818,496
2.715%, 8/15/21 (e)	175,000	176,233
3.071%, 8/15/24 (e)	180,000	183,978
4.250%, 6/1/28	500,000	551,660
Series B 2.750%, 1/15/22	500,000	506,837
Series C 2.000%, 8/15/21	300,000	299,851
Series D 2.850%, 8/15/26	450,000	456,108
DTE Energy Co. 2.250%, 11/1/22	250,000	250,032
2.850%, 10/1/26	750,000	753,954
3.800%, 3/15/27	500,000	526,722
2.950%, 3/1/30	250,000	249,653
Series B 2.600%, 6/15/22	175,000	176,523
3.300%, 6/15/22	300,000	307,335
Series C 3.500%, 6/1/24	1,000,000	1,040,490
2.529%, 10/1/24 (e)	375,000	374,823
3.400%, 6/15/29	175,000	179,658
Series D 3.700%, 8/1/23	500,000	521,861
NiSource, Inc. 2.650%, 11/17/22	185,000	187,013
3.650%, 6/15/23	350,000	364,990
3.490%, 5/15/27	1,250,000	1,308,564
2.950%, 9/1/29	350,000	348,560
Public Service Enterprise Group, Inc.
2.650%, 11/15/22	1,000,000	1,014,652
2.875%, 6/15/24	700,000	714,543
Puget Energy, Inc. 6.000%, 9/1/21	1,500,000	1,591,384
San Diego Gas & Electric Co. 2.500%, 5/15/26	500,000	497,757
Series NNN 3.600%, 9/1/23	1,650,000	1,720,722
Sempra Energy 2.875%, 10/1/22	563,000	573,509
2.900%, 2/1/23	165,000	168,150
3.550%, 6/15/24	250,000	260,927
3.750%, 11/15/25	300,000	317,111
3.250%, 6/15/27	500,000	516,238
Southern Co. Gas Capital Corp. 3.500%, 9/15/21	750,000	766,294
2.450%, 10/1/23	650,000	654,166
3.250%, 6/15/26	530,000	550,237
WEC Energy Group, Inc. 3.375%, 6/15/21	335,000	341,703
3.100%, 3/8/22	115,000	117,318
3.550%, 6/15/25	250,000	264,997

		29,735,920

Water Utilities (0.0%)
American Water Capital Corp. 3.850%, 3/1/24	800,000	846,873
3.400%, 3/1/25	400,000	420,055
3.750%, 9/1/28	750,000	806,234
3.450%, 6/1/29	500,000	527,183
Aqua America, Inc. 3.566%, 5/1/29	300,000	316,998

		2,917,343

Total Utilities		134,242,781

Total Corporate Bonds		2,595,113,518

Foreign Government Securities (2.4%)
Canadian Government Bond 2.625%, 1/25/22	1,110,000	1,131,154
2.000%, 11/15/22	3,170,000	3,199,354
Export Development Canada 1.500%, 5/26/21	1,000,000	996,923
1.375%, 10/21/21	1,000,000	994,437
2.000%, 5/17/22	500,000	503,700
1.750%, 7/18/22	750,000	751,381
2.500%, 1/24/23 (x)	2,000,000	2,047,888
2.750%, 3/15/23	1,000,000	1,032,571
2.625%, 2/21/24	1,000,000	1,035,066
Export-Import Bank of Korea 4.000%, 1/29/21	1,500,000	1,533,750
4.375%, 9/15/21	200,000	207,860
3.500%, 11/27/21	320,000	328,786
2.750%, 1/25/22	1,000,000	1,015,625
5.000%, 4/11/22	500,000	532,812
3.000%, 11/1/22	950,000	974,491
3.625%, 11/27/23	1,000,000	1,053,237
4.000%, 1/14/24	500,000	534,609
2.375%, 6/25/24	350,000	352,704
2.875%, 1/21/25	1,500,000	1,546,406
3.250%, 11/10/25	1,000,000	1,055,000
2.625%, 5/26/26	2,000,000	2,022,500
2.375%, 4/21/27 (x)	1,500,000	1,492,500
FMS Wertmanagement AoeR 1.375%, 6/8/21	1,500,000	1,490,967
2.750%, 3/6/23	1,100,000	1,134,568
2.750%, 1/30/24	1,000,000	1,027,279
Japan Bank for International Cooperation
3.125%, 7/20/21	815,000	829,621
1.500%, 7/21/21	1,500,000	1,489,920
2.000%, 11/4/21	665,000	665,956
2.500%, 6/1/22	770,000	780,077
2.375%, 7/21/22	250,000	252,655
1.625%, 10/17/22	335,000	331,933
2.375%, 11/16/22	945,000	955,717
3.250%, 7/20/23	890,000	928,381
3.375%, 7/31/23	2,000,000	2,095,268
3.375%, 10/31/23	1,500,000	1,575,681
2.500%, 5/23/24	780,000	795,212
1.750%, 10/17/24	440,000	433,587
2.125%, 2/10/25	1,500,000	1,501,903
2.750%, 1/21/26	1,000,000	1,033,015
2.375%, 4/20/26	2,000,000	2,022,524

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
1.875%, 7/21/26	$1,500,000	$1,471,309
2.250%, 11/4/26	1,000,000	1,002,484
2.875%, 6/1/27	3,000,000	3,132,868
2.750%, 11/16/27	475,000	492,493
3.250%, 7/20/28 (x)	1,500,000	1,626,147
3.500%, 10/31/28	2,000,000	2,216,792
2.000%, 10/17/29	430,000	424,586
Japan Finance Organization for Municipalities
4.000%, 1/13/21	700,000	713,977
Japan International Cooperation Agency
2.750%, 4/27/27	690,000	709,426
3.375%, 6/12/28	500,000	539,866
Kingdom of Jordan 3.000%, 6/30/25	5,000,000	5,287,880
Province of Alberta Canada 2.200%, 7/26/22 (x)	1,500,000	1,513,831
3.350%, 11/1/23	1,150,000	1,212,570
2.950%, 1/23/24 (x)	1,000,000	1,040,394
1.875%, 11/13/24	1,500,000	1,496,176
3.300%, 3/15/28	1,250,000	1,352,721
Province of British Columbia 2.650%, 9/22/21	2,000,000	2,032,021
2.000%, 10/23/22	1,300,000	1,309,419
1.750%, 9/27/24	300,000	297,992
2.250%, 6/2/26 (x)	1,000,000	1,011,948
Province of Manitoba 2.125%, 5/4/22	2,000,000	2,013,921
2.100%, 9/6/22	1,468,000	1,478,282
2.600%, 4/16/24	500,000	513,949
3.050%, 5/14/24	1,000,000	1,046,573
2.125%, 6/22/26	1,000,000	991,655
Province of New Brunswick Canada
2.500%, 12/12/22	250,000	253,850
3.625%, 2/24/28	600,000	665,068
Province of Ontario 2.550%, 2/12/21	2,650,000	2,670,642
2.400%, 2/8/22	2,500,000	2,531,153
2.550%, 4/25/22	645,000	655,773
2.450%, 6/29/22	1,700,000	1,726,193
3.050%, 1/29/24 (x)	1,350,000	1,411,706
3.200%, 5/16/24	2,500,000	2,635,393
2.500%, 4/27/26	2,000,000	2,049,086
2.300%, 6/15/26	1,750,000	1,771,749
2.000%, 10/2/29	1,250,000	1,221,483
Province of Quebec 2.750%, 8/25/21	2,100,000	2,133,829
2.625%, 2/13/23	2,531,000	2,596,555
2.500%, 4/9/24 (x)	500,000	512,903
2.875%, 10/16/24	1,000,000	1,044,342
2.500%, 4/20/26	1,000,000	1,026,898
2.750%, 4/12/27	1,750,000	1,830,051
Republic of Chile 2.250%, 10/30/22	245,000	245,842
3.125%, 1/21/26	3,512,000	3,667,845
3.240%, 2/6/28	1,500,000	1,577,813
Republic of Colombia 4.375%, 7/12/21	2,350,000	2,425,641
2.625%, 3/15/23	1,200,000	1,205,250
4.000%, 2/26/24	2,000,000	2,110,625
4.500%, 1/28/26	1,000,000	1,090,000
3.875%, 4/25/27	2,250,000	2,385,000
Republic of Hungary 6.375%, 3/29/21	3,000,000	3,165,000
5.375%, 2/21/23	1,000,000	1,098,750
5.375%, 3/25/24	3,000,000	3,374,062
Republic of Indonesia 2.950%, 1/11/23	1,250,000	1,269,812
4.450%, 2/11/24	340,000	365,925
3.500%, 1/11/28	1,000,000	1,045,313
4.100%, 4/24/28	800,000	868,500
Republic of Italy 6.875%, 9/27/23	2,000,000	2,296,069
2.375%, 10/17/24	1,000,000	979,910
2.875%, 10/17/29	1,000,000	945,831
Republic of Korea 3.875%, 9/11/23	250,000	266,172
2.000%, 6/19/24	350,000	349,511
2.750%, 1/19/27	1,750,000	1,791,016
3.500%, 9/20/28	1,000,000	1,087,187
2.500%, 6/19/29	505,000	510,386
Republic of Panama 4.000%, 9/22/24 (x)	890,000	952,856
3.750%, 3/16/25	3,000,000	3,190,313
Republic of Peru 4.125%, 8/25/27	1,000,000	1,120,000
Republic of Philippines 4.000%, 1/15/21	3,250,000	3,313,985
4.200%, 1/21/24	2,400,000	2,583,000
3.000%, 2/1/28	1,150,000	1,194,528
3.750%, 1/14/29	975,000	1,077,070
Republic of Poland 5.125%, 4/21/21	1,500,000	1,562,812
5.000%, 3/23/22	2,062,000	2,208,918
3.000%, 3/17/23	1,750,000	1,803,594
4.000%, 1/22/24	2,250,000	2,413,627
3.250%, 4/6/26	1,500,000	1,590,000
Republic of Uruguay 4.500%, 8/14/24	500,000	540,937
4.375%, 10/27/27	2,500,000	2,760,938
State of Israel 4.000%, 6/30/22	1,000,000	1,050,625
3.150%, 6/30/23	500,000	520,781
2.875%, 3/16/26	1,500,000	1,563,281
3.250%, 1/17/28	750,000	804,375
Svensk Exportkredit AB 2.375%, 4/9/21	435,000	437,762
1.625%, 9/12/21	750,000	747,559
3.125%, 11/8/21	1,250,000	1,279,729
2.375%, 3/9/22	1,000,000	1,012,586
2.000%, 8/30/22	250,000	251,503
1.625%, 11/14/22	1,070,000	1,066,670
2.875%, 3/14/23	1,500,000	1,552,749
1.750%, 12/12/23	600,000	601,074
United Mexican States 3.625%, 3/15/22	3,000,000	3,093,750
3.600%, 1/30/25	2,000,000	2,095,000
4.125%, 1/21/26	1,865,000	1,991,470
4.150%, 3/28/27	2,745,000	2,939,724
3.750%, 1/11/28	855,000	888,131
4.500%, 4/22/29	455,000	499,505

Total Foreign Government Securities		188,183,284

Municipal Bonds (0.1%)
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds, Series 2010A 4.839%, 1/1/41	2,000	2,488

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Central Puget Sound Regional Transit Authority, Revenue Bonds, Series 2009P-2T 5.491%, 11/1/39	$4,000	$5,261
City & County of Denver, General Obligation Bonds, Series 2010B 5.650%, 8/1/30	4,000	4,087
City of Chicago, International Airport, Revenue Bonds, Series 2010B 6.845%, 1/1/38	2,000	2,008
6.395%, 1/1/40	4,000	5,751
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010EE 6.011%, 6/15/42	4,000	5,796
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010GG 5.724%, 6/15/42	2,000	2,820
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011A 5.508%, 8/1/37	8,000	10,149
City of New York, General Obligation Bonds, Series 2009-A1 5.206%, 10/1/31	4,000	4,738
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E 6.750%, 8/1/49	4,000	6,567
County of Nashville & Davidson Convention Center Authority, Revenue Bonds, Series 2010B 6.731%, 7/1/43	204,000	291,449
County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010B 6.138%, 5/1/49	4,000	5,676
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A 6.637%, 4/1/57	2,000	2,693
7.055%, 4/1/57	3,000	4,055
Metropolitan Government Nashville & Davidson County Health & Educational Facilities, Revenue Bonds, Series B 4.053%, 7/1/26	1,000,000	1,085,600
New Jersey Economic Development Authority, St Pension Funding Revenue, NATL-RE 7.425%, 2/15/29	1,000,000	1,253,730
New Jersey Economic Development Authority, State Pension Funding Bonds, Series B, AGM (Zero Coupon), 2/15/23	1,000,000	926,990
Ohio State University, Revenue Bonds, Series 2010C 4.910%, 6/1/40	4,000	5,098
Pennsylvania Turnpike Commission, Revenue Bonds, Series 2010B 5.511%, 12/1/45	1,000	1,321
5.561%, 12/1/49	3,000	4,036
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1 6.793%, 4/1/30	4,000	4,843
7.043%, 4/1/50	4,000	6,494
State of California Department of Water Resources, Revenue Bonds, Series P 2.000%, 5/1/22	350,000	351,908
State of California Federally Taxable General Obligation Bonds Various Purpose 2.800%, 4/1/21	165,000	167,138
3.375%, 4/1/25	190,000	201,765
3.500%, 4/1/28	250,000	269,190
State of California, California St Taxable, General Obligation Bonds 2.367%, 4/1/22	1,000,000	1,014,010
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds, Series 2009E 5.770%, 3/15/39	2,000	2,426
State of Wisconsin, Revenue Bonds 3.154%, 5/1/27	1,300,000	1,349,517
University of California 3.063%, 7/1/25	500,000	523,575

Total Municipal Bonds		7,521,179

Supranational (2.6%)
African Development Bank 2.625%, 3/22/21	1,375,000	1,388,686
1.250%, 7/26/21	1,000,000	991,983
3.000%, 12/6/21	295,000	301,956
1.625%, 9/16/22	1,040,000	1,037,647
2.125%, 11/16/22	250,000	252,918
3.000%, 9/20/23	3,000,000	3,138,374
Asian Development Bank 2.250%, 1/20/21	2,445,000	2,456,950
1.625%, 3/16/21	2,000,000	1,996,662
1.750%, 6/8/21	3,250,000	3,250,305
2.125%, 11/24/21	1,500,000	1,511,838
2.000%, 2/16/22 (x)	3,000,000	3,019,125
1.875%, 2/18/22	3,000,000	3,011,360
1.875%, 7/19/22	2,250,000	2,260,562
2.750%, 3/17/23	2,125,000	2,195,003
1.500%, 10/18/24	2,000,000	1,977,008
2.000%, 1/22/25 (x)	3,000,000	3,033,935

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
2.000%, 4/24/26	$1,000,000	$1,006,320
1.750%, 8/14/26	1,000,000	990,452
2.625%, 1/12/27	2,500,000	2,614,941
2.500%, 11/2/27	2,500,000	2,600,177
2.750%, 1/19/28	1,000,000	1,059,918
3.125%, 9/26/28	400,000	437,151
1.750%, 9/19/29	500,000	487,245
Asian Infrastructure Investment Bank (The)
2.250%, 5/16/24	1,350,000	1,376,547
Corp. Andina de Fomento 3.250%, 2/11/22	750,000	765,234
4.375%, 6/15/22	1,500,000	1,564,605
3.750%, 11/23/23	1,310,000	1,371,816
Council of Europe Development Bank
1.750%, 9/26/22	1,350,000	1,352,080
2.625%, 2/13/23	450,000	462,621
2.500%, 2/27/24	825,000	848,912
European Bank for Reconstruction & Development
2.750%, 4/26/21	1,250,000	1,265,592
1.875%, 2/23/22	1,000,000	1,003,275
2.125%, 3/7/22	5,500,000	5,549,945
2.750%, 3/7/23	750,000	774,296
1.625%, 9/27/24	350,000	347,577
European Investment Bank 4.000%, 2/16/21	2,200,000	2,254,953
2.000%, 3/15/21	4,000,000	4,012,488
2.500%, 4/15/21	2,000,000	2,019,579
2.375%, 5/13/21	3,000,000	3,026,548
1.625%, 6/15/21	4,000,000	3,994,974
1.375%, 9/15/21 (x)	3,500,000	3,481,541
2.875%, 12/15/21	1,875,000	1,918,222
2.250%, 3/15/22	2,500,000	2,531,452
2.250%, 8/15/22 (x)	3,000,000	3,043,713
1.375%, 9/6/22	1,365,000	1,354,143
2.500%, 3/15/23	6,355,000	6,514,720
2.875%, 8/15/23	2,000,000	2,081,356
3.125%, 12/14/23	2,250,000	2,370,728
3.250%, 1/29/24	3,100,000	3,285,917
2.625%, 3/15/24	1,665,000	1,725,476
2.250%, 6/24/24	2,000,000	2,044,889
2.500%, 10/15/24	1,000,000	1,034,698
1.875%, 2/10/25	3,000,000	3,015,285
2.125%, 4/13/26 (x)	2,000,000	2,027,556
2.375%, 5/24/27	1,000,000	1,030,578
1.625%, 10/9/29	410,000	399,539
Inter-American Development Bank
1.875%, 3/15/21	1,150,000	1,151,482
2.625%, 4/19/21	1,405,000	1,420,389
1.875%, 7/23/21	1,000,000	1,002,182
1.250%, 9/14/21	1,000,000	992,155
2.125%, 1/18/22	1,000,000	1,008,698
1.750%, 9/14/22 (x)	2,500,000	2,502,604
3.000%, 9/26/22	350,000	362,258
2.500%, 1/18/23	3,500,000	3,584,506
2.625%, 1/16/24	2,150,000	2,229,193
3.000%, 2/21/24	2,000,000	2,104,824
2.125%, 1/15/25	2,000,000	2,040,491
2.000%, 6/2/26	1,050,000	1,056,299
2.000%, 7/23/26	1,000,000	1,005,517
3.125%, 9/18/28 (x)	750,000	818,276
2.250%, 6/18/29	1,000,000	1,021,143
International Bank for Reconstruction & Development
1.625%, 3/9/21	4,000,000	3,993,425
1.375%, 5/24/21	4,000,000	3,979,805
2.250%, 6/24/21	3,000,000	3,022,498
2.750%, 7/23/21	2,000,000	2,031,413
1.375%, 9/20/21	3,000,000	2,983,551
2.125%, 12/13/21	5,000,000	5,042,517
2.000%, 1/26/22 (x)	3,500,000	3,523,281
1.625%, 2/10/22	3,000,000	2,997,090
2.125%, 7/1/22	2,000,000	2,022,436
1.875%, 10/7/22	1,000,000	1,005,698
7.625%, 1/19/23	1,000,000	1,175,949
2.125%, 2/13/23	1,319,000	1,336,894
1.750%, 4/19/23	1,000,000	1,002,114
1.875%, 6/19/23	750,000	754,615
3.000%, 9/27/23	2,250,000	2,355,064
1.500%, 8/28/24	2,000,000	1,977,321
2.500%, 11/25/24	3,500,000	3,619,928
2.125%, 3/3/25	450,000	456,913
2.500%, 7/29/25	3,000,000	3,097,799
3.125%, 11/20/25	350,000	372,885
1.875%, 10/27/26	2,000,000	1,993,111
1.750%, 10/23/29	1,350,000	1,317,827
International Finance Corp. 2.250%, 1/25/21	2,000,000	2,009,482
1.125%, 7/20/21	1,250,000	1,238,653
2.000%, 10/24/22	750,000	756,668
2.875%, 7/31/23	805,000	837,739
1.375%, 10/16/24	1,125,000	1,104,634
2.125%, 4/7/26	2,000,000	2,025,291
Nordic Investment Bank 2.250%, 2/1/21	1,500,000	1,506,905
1.250%, 8/2/21	2,000,000	1,986,230
2.125%, 2/1/22	1,000,000	1,008,617
1.375%, 10/17/22	750,000	743,310
2.875%, 7/19/23	750,000	779,797
2.250%, 5/21/24	585,000	597,719
North American Development Bank
2.400%, 10/26/22	1,150,000	1,160,935

Total Supranational		198,989,502

U.S. Government Agency Securities (1.9%)
FFCB 2.550%, 5/15/20	3,000,000	3,009,608
2.350%, 2/12/21	500,000	505,301
1.620%, 4/20/21	1,000,000	998,673
1.500%, 7/6/21	1,000,000	997,703
1.950%, 11/2/21	1,000,000	1,004,934
1.680%, 1/5/22	1,000,000	998,499
1.840%, 11/14/22	5,000,000	4,998,498
FHLB 1.870%, 2/10/21	1,500,000	1,500,132
1.375%, 2/18/21	3,150,000	3,140,414
1.750%, 3/12/21	2,000,000	2,000,736
1.875%, 7/7/21 (x)	7,775,000	7,813,707
1.125%, 7/14/21	10,000,000	9,918,120
1.625%, 11/19/21 (x)	20,385,000	20,358,612
1.875%, 11/29/21	5,000,000	5,025,901
1.500%, 8/15/24 (x)	3,785,000	3,752,306
2.875%, 9/13/24 (x)	2,000,000	2,101,930
3.250%, 11/16/28	5,000,000	5,459,346
5.500%, 7/15/36	3,000	4,225
FHLMC 2.375%, 2/16/21	2,000,000	2,015,416
2.375%, 1/13/22	7,947,000	8,069,866
FNMA 1.375%, 2/26/21	3,000,000	2,990,350
1.250%, 5/6/21	5,000,000	4,974,278

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
1.250%, 8/17/21	$5,000,000	$4,968,992
1.375%, 10/7/21	2,000,000	1,991,915
2.000%, 1/5/22 (x)	5,000,000	5,040,559
2.625%, 1/11/22	3,180,000	3,245,451
1.875%, 4/5/22 (x)	1,000,000	1,007,221
1.750%, 7/2/24	10,000,000	10,047,760
2.625%, 9/6/24	2,500,000	2,602,384
2.125%, 4/24/26	8,165,000	8,282,936
1.875%, 9/24/26	7,000,000	6,984,081
Iraq Government AID Bond 2.149%, 1/18/22	665,000	672,597
Tennessee Valley Authority 3.875%, 2/15/21	2,830,000	2,896,399
1.875%, 8/15/22	1,000,000	1,006,764
2.875%, 9/15/24	2,400,000	2,513,589
2.875%, 2/1/27	1,000,000	1,052,688
Ukraine Government AID Bonds 1.847%, 5/29/20	3,755,000	3,757,192
1.471%, 9/29/21	1,000,000	995,760

Total U.S. Government Agency Securities		148,704,843

U.S. Treasury Obligations (51.7%)
U.S. Treasury Bonds 7.125%, 2/15/23 (x)	4,312,000	5,036,278
U.S. Treasury Notes
1.375%, 1/31/21	73,000,000	72,795,060
2.125%, 1/31/21	55,000,000	55,281,578
3.625%, 2/15/21	25,140,000	25,689,465
1.125%, 2/28/21	55,000,000	54,677,953
2.000%, 2/28/21	1,000,000	1,004,105
1.250%, 3/31/21	65,000,000	64,700,259
2.250%, 3/31/21	1,100,000	1,108,338
1.375%, 4/30/21	50,000,000	49,852,510
2.250%, 4/30/21	5,000,000	5,042,469
3.125%, 5/15/21	19,069,000	19,458,524
1.375%, 5/31/21	17,500,000	17,446,331
1.125%, 6/30/21	60,000,000	59,587,692
1.125%, 7/31/21	40,000,000	39,704,780
2.250%, 7/31/21	15,000,000	15,151,742
2.125%, 8/15/21	50,062,000	50,477,855
1.125%, 8/31/21	45,000,000	44,651,952
2.000%, 8/31/21	20,000,000	20,131,616
1.125%, 9/30/21	40,000,000	39,676,628
2.125%, 9/30/21	32,500,000	32,788,090
1.250%, 10/31/21	57,500,000	57,156,351
2.000%, 10/31/21	25,000,000	25,185,513
2.000%, 11/15/21	37,978,000	38,275,694
1.750%, 11/30/21	37,500,000	37,614,229
1.500%, 1/31/22	40,000,000	39,940,724
1.875%, 1/31/22	35,000,000	35,203,756
2.000%, 2/15/22	35,162,000	35,456,035
2.500%, 2/15/22	7,500,000	7,642,351
1.750%, 2/28/22	25,000,000	25,093,862
1.875%, 2/28/22	30,000,000	30,184,098
1.750%, 3/31/22	25,000,000	25,093,837
1.875%, 3/31/22	16,500,000	16,605,013
1.750%, 4/30/22	5,000,000	5,018,951
1.875%, 4/30/22	25,000,000	25,164,095
1.750%, 5/15/22	17,936,000	18,003,373
1.750%, 5/31/22	14,000,000	14,055,217
1.875%, 5/31/22	15,000,000	15,103,086
1.750%, 6/30/22	17,500,000	17,573,094
1.875%, 7/31/22	20,000,000	20,142,292
2.000%, 7/31/22	22,000,000	22,227,020
1.500%, 8/15/22	50,000,000	49,890,775
1.625%, 8/15/22	26,428,800	26,453,720
1.625%, 8/31/22	22,000,000	22,018,905
1.875%, 8/31/22	35,000,000	35,255,626
1.750%, 9/30/22	28,000,000	28,113,554
1.875%, 10/31/22	12,500,000	12,592,935
1.625%, 11/15/22	35,304,700	35,328,322
2.000%, 11/30/22	15,000,000	15,169,916
2.125%, 12/31/22	2,000,000	2,030,388
1.750%, 1/31/23	31,000,000	31,127,444
2.375%, 1/31/23	27,000,000	27,613,780
2.000%, 2/15/23	35,530,900	35,945,627
1.500%, 2/28/23	50,000,000	49,826,005
2.625%, 2/28/23	24,000,000	24,743,249
1.500%, 3/31/23	32,000,000	31,882,448
2.500%, 3/31/23	15,000,000	15,415,938
1.625%, 4/30/23	27,500,000	27,500,041
1.750%, 5/15/23	36,514,600	36,654,425
1.625%, 5/31/23	37,000,000	37,004,840
2.750%, 5/31/23	25,000,000	25,923,937
1.375%, 6/30/23	30,000,000	29,740,815
2.625%, 6/30/23	9,500,000	9,820,633
1.250%, 7/31/23	45,500,000	44,890,896
2.500%, 8/15/23	24,250,000	24,977,721
1.375%, 8/31/23	22,000,000	21,797,158
1.375%, 9/30/23	40,000,000	39,610,824
1.625%, 10/31/23	38,000,000	37,968,555
2.750%, 11/15/23	32,000,000	33,305,203
2.125%, 11/30/23	29,000,000	29,517,824
2.250%, 12/31/23	50,000,000	51,142,620
2.250%, 1/31/24	30,000,000	30,695,973
2.500%, 1/31/24	17,500,000	18,076,872
2.750%, 2/15/24	39,500,000	41,203,042
2.125%, 2/29/24	42,000,000	42,780,696
2.375%, 2/29/24	6,500,000	6,684,920
2.125%, 3/31/24	41,000,000	41,761,997
2.000%, 4/30/24	30,000,000	30,409,035
2.500%, 5/15/24	30,000,000	31,043,589
2.000%, 5/31/24	43,000,000	43,593,258
1.750%, 6/30/24	84,000,000	84,262,903
2.000%, 6/30/24	27,500,000	27,880,245
1.750%, 7/31/24	20,000,000	20,063,322
2.125%, 7/31/24	35,000,000	35,682,066
2.375%, 8/15/24	35,000,000	36,071,619
1.250%, 8/31/24	17,000,000	16,675,297
1.875%, 8/31/24	30,000,000	30,257,118
1.500%, 9/30/24	10,000,000	9,916,445
2.125%, 9/30/24	35,000,000	35,698,226
1.500%, 10/31/24	128,000,000	126,924,390
2.250%, 10/31/24	25,000,000	25,652,345
2.250%, 11/15/24	36,000,000	36,943,236
1.500%, 11/30/24 (x)	60,000,000	59,512,530
2.250%, 12/31/24	20,000,000	20,532,368
2.500%, 1/31/25	8,000,000	8,313,217
2.000%, 2/15/25	35,000,000	35,504,710
2.625%, 3/31/25	23,000,000	24,056,625
2.125%, 5/15/25	35,000,000	35,719,698
2.000%, 8/15/25	48,500,000	49,155,492

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
2.250%, 11/15/25	$37,000,000	$38,003,958
1.625%, 2/15/26	63,000,000	62,430,663
1.625%, 5/15/26	45,000,000	44,536,595
1.500%, 8/15/26	86,000,000	84,328,203
2.000%, 11/15/26	47,000,000	47,533,713
2.250%, 2/15/27	39,000,000	40,098,326
2.375%, 5/15/27	42,000,000	43,563,244
2.250%, 8/15/27	58,000,000	59,650,634
2.250%, 11/15/27	60,000,000	61,713,780
2.750%, 2/15/28	39,500,000	42,113,834
2.875%, 5/15/28	37,000,000	39,852,841
2.875%, 8/15/28	49,000,000	52,848,828
3.125%, 11/15/28	52,500,000	57,767,645
2.625%, 2/15/29	54,000,000	57,262,118
2.375%, 5/15/29	59,000,000	61,368,089
1.625%, 8/15/29 (x)	60,000,000	58,501,614
1.750%, 11/15/29 (x)	61,000,000	60,127,230

Total U.S. Treasury Obligations		3,995,038,489

Total Long-Term Debt Securities) (92.3%) (Cost $6,947,170,321)		7,137,489,326

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
FHLMC,
Series Z
(ICE LIBOR USD 3 Month + 4.16%, 7.88% Floor), 8.375% (k)(x)*	17,000	201,450
FNMA,
Series S
(ICE LIBOR USD 3 Month + 4.23%, 7.75% Floor), 8.250% (k)(x)*	22,000	262,900

Total Preferred Stocks (0.0%) (Cost $18,166)		464,350

EXCHANGE TRADED FUNDS (ETF):
Fixed Income (7.1%)
iShares 1-3 Year Treasury Bond ETF (x)	580,000	49,085,400
iShares 3-7 Year Treasury Bond ETF (x)	203,449	25,583,712
iShares 7-10 Year Treasury Bond ETF	25,971	2,862,523
Schwab Intermediate-Term U.S. Treasury ETF	500,000	27,465,000
Schwab Short-Term U.S. Treasury ETF (x)	600,000	30,288,000
Vanguard Intermediate-Term Treasury ETF (x)	2,900,000	191,226,000
Vanguard Short-Term Treasury ETF	3,600,000	218,988,000

Total Exchange Traded Funds (7.1%) (Cost $529,035,191)		545,498,635

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.7%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,460,751, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,489,827. (xx)	$1,460,613	1,460,613
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $6,000,567, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $6,120,001. (xx)	6,000,000	6,000,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $8,002,473, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $8,160,000. (xx)	8,000,000	8,000,000
HSBC Bank plc, 2.55%, dated 12/31/19, due 1/2/20, repurchase price $4,500,638, collateralized by various U.S. Government Treasury Securities, ranging from 0.500%-3.125%, maturing 7/15/20-5/15/48; total market value $4,592,163. (xx)	4,500,000	4,500,000
NBC Global Finance Ltd., 1.74%, dated 12/31/19, due 1/7/20, repurchase price $20,336,878, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 1/21/20-5/15/48; total market value $22,061,268. (xx)	20,330,000	20,330,000
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $16,505,005, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $16,830,000. (xx)	16,500,000	16,500,000

Total Repurchase Agreements		56,790,613

Total Short-Term Investments (0.7%) (Cost $56,790,613)		56,790,613

Total Investments in Securities (100.1%) (Cost $7,533,014,291)		7,740,242,924
Other Assets Less Liabilities (-0.1%)		(7,115,983)

Net Assets (100%)		$7,733,126,941

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2019, the market value of these securities amounted to $53,452,456 or 0.7% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond – Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2019. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $503,365 or 0.0% of net assets.

(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $100,576,525. This was collateralized by $46,368,836 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/9/20 - 2/15/49 and by cash of $56,790,613 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

AGM	— Insured by Assured Guaranty Municipal Corp.
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
NATL	— Insured by National Public Finance Guarantee
Corp.
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$3,938,511	$—	$3,938,511
Corporate Bonds
Communication Services	—	125,255,929	—	125,255,929
Consumer Discretionary	—	104,471,122	—	104,471,122
Consumer Staples	—	169,065,566	—	169,065,566
Energy	—	215,984,913	—	215,984,913
Financials	—	1,044,631,806	—	1,044,631,806
Health Care	—	231,255,506	—	231,255,506
Industrials	—	169,817,300	—	169,817,300
Information Technology	—	217,736,548	—	217,736,548
Materials	—	66,368,404	—	66,368,404
Real Estate	—	116,283,643	—	116,283,643
Utilities	—	134,242,781	—	134,242,781

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Exchange Traded Funds	$545,498,635	$—	$—	$545,498,635
Foreign Government Securities	—	188,183,284	—	188,183,284
Municipal Bonds	—	7,521,179	—	7,521,179
Preferred Stocks
Financials	464,350	—	—	464,350
Short-Term Investments
Repurchase Agreements	—	56,790,613	—	56,790,613
Supranational	—	198,989,502	—	198,989,502
U.S. Government Agency Securities	—	148,704,843	—	148,704,843
U.S. Treasury Obligations	—	3,995,038,489	—	3,995,038,489

Total Assets	$545,962,985	$7,194,279,939	$—	$7,740,242,924

Total Liabilities	$—	$—	$—	$—

Total	$545,962,985	$7,194,279,939	$—	$7,740,242,924

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$451,289,937
Long-term U.S. government debt securities	1,780,745,899

$2,232,035,836

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$910,519,745
Long-term U.S. government debt securities	1,516,168,125

$2,426,687,870

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$211,885,834
Aggregate gross unrealized depreciation	(5,524,506)

Net unrealized appreciation	$206,361,328

Federal income tax cost of investments in securities and derivative instruments, if applicable	$7,533,881,596

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $7,476,223,678)	$7,683,452,311
Repurchase Agreements (Cost $56,790,613)	56,790,613
Cash	15,003,652
Foreign cash (Cost $482)	403
Receivable for securities sold	81,935,898
Dividends, interest and other receivables	45,287,747
Receivable for Portfolio shares sold	404,592
Securities lending income receivable	51,614
Other assets	31,756

Total assets	7,882,958,586

LIABILITIES
Payable for securities purchased	86,713,984
Payable for return of collateral on securities loaned	56,790,613
Payable for Portfolio shares redeemed	2,872,984
Investment management fees payable	2,015,886
Administrative fees payable	625,695
Distribution fees payable – Class IB	397,277
Distribution fees payable – Class IA	12,504
Trustees’ fees payable	9,765
Other liabilities	87,085
Accrued expenses	305,852

Total liabilities	149,831,645

NET ASSETS	$7,733,126,941

Net assets were comprised of:
Paid in capital	$7,539,882,465
Total distributable earnings (loss)	193,244,476

Net assets	$7,733,126,941

Class IA
Net asset value, offering and redemption price per share, $58,958,898 / 5,848,550 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.08

Class IB
Net asset value, offering and redemption price per share, $1,872,813,495 / 185,448,884 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.10

Class K
Net asset value, offering and redemption price per share, $5,801,354,548 / 575,551,404 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.08

(x)	Includes value of securities on loan of $100,576,525.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest	$183,076,021
Dividends	12,198,163
Securities lending (net)	1,166,637

Total income	196,440,821

EXPENSES
Investment management fees	23,666,728
Administrative fees	7,354,719
Distribution fees – Class IB	4,693,609
Printing and mailing expenses	483,043
Trustees’ fees	251,727
Professional fees	249,404
Custodian fees	154,000
Distribution fees – Class IA	148,430
Miscellaneous	292,765

Total expenses	37,294,425

NET INVESTMENT INCOME (LOSS)	159,146,396

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	10,942,006
Change in unrealized appreciation (depreciation) on:
Investments in securities	313,952,515
Foreign currency translations	(8)

Net change in unrealized appreciation (depreciation)	313,952,507

NET REALIZED AND UNREALIZED GAIN (LOSS)	324,894,513

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$484,040,909

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$159,146,396	$165,802,556
Net realized gain (loss)	10,942,006	(23,451,343)
Net change in unrealized appreciation (depreciation)	313,952,507	(116,275,055)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	484,040,909	26,076,158

Distributions to shareholders:
Class IA	(1,115,461)	(1,200,271)
Class IB	(35,337,075)	(35,782,276)
Class K	(123,228,951)	(129,007,033)

Total distributions to shareholders	(159,681,487)	(165,989,580)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 522,914 and 428,303 shares, respectively ]	5,247,414	4,149,838
Capital shares issued in reinvestment of dividends [ 110,664 and 125,248 shares, respectively ]	1,115,461	1,200,271
Capital shares repurchased [ (1,349,997) and (972,081) shares, respectively ]	(13,362,012)	(9,449,520)

Total Class IA transactions	(6,999,137)	(4,099,411)

Class IB
Capital shares sold [ 17,475,019 and 12,298,477 shares, respectively ]	175,222,639	119,453,051
Capital shares issued in reinvestment of dividends [ 3,499,567 and 3,727,405 shares, respectively ]	35,337,075	35,782,276
Capital shares repurchased [ (29,283,315) and (26,861,692) shares, respectively ]	(293,020,887)	(261,031,569)

Total Class IB transactions	(82,461,173)	(105,796,242)

Class K
Capital shares sold [ 56,113,717 and 48,336,267 shares, respectively ]	560,147,560	471,349,476
Capital shares issued in reinvestment of dividends [ 12,228,545 and 13,466,036 shares, respectively ]	123,228,951	129,007,033
Capital shares repurchased [ (82,060,276) and (110,348,537) shares, respectively ]	(821,989,982)	(1,069,839,564)

Total Class K transactions	(138,613,471)	(469,483,055)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(228,073,781)	(579,378,708)

TOTAL INCREASE (DECREASE) IN NET ASSETS	96,285,641	(719,292,130)
NET ASSETS:
Beginning of year	7,636,841,300	8,356,133,430

End of year	$7,733,126,941	$7,636,841,300

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.67	$9.84	$9.85	$9.87	$9.97

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.18	0.16	0.15	0.15
Net realized and unrealized gain (loss)	0.41	(0.16)	(0.01)	(0.02)	(0.10)

Total from investment operations	0.60	0.02	0.15	0.13	0.05

Less distributions:
Dividends from net investment income	(0.19)	(0.19)	(0.16)	(0.15)	(0.15)

Net asset value, end of year	$10.08	$9.67	$9.84	$9.85	$9.87

Total return	6.24%	0.20%	1.50%	1.35%	0.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$58,959	$63,477	$68,684	$74,665	$80,568
Ratio of expenses to average net assets (f)	0.67%	0.67%	0.69%	0.70%	0.71%
Ratio of net investment income (loss) to average net assets (f)	1.88%	1.83%	1.58%	1.50%	1.45%
Portfolio turnover rate^	29%	36%	28%	25%	23%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.69	$9.85	$9.87	$9.88	$9.99

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.18	0.16	0.15	0.15
Net realized and unrealized gain (loss)	0.41	(0.15)	(0.02)	(0.01)	(0.11)

Total from investment operations	0.60	0.03	0.14	0.14	0.04

Less distributions:
Dividends from net investment income	(0.19)	(0.19)	(0.16)	(0.15)	(0.15)

Net asset value, end of year	$10.10	$9.69	$9.85	$9.87	$9.88

Total return	6.23%	0.30%	1.40%	1.45%	0.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,872,813	$1,876,715	$2,015,642	$2,010,611	$2,104,528
Ratio of expenses to average net assets (f)	0.67%	0.67%	0.69%	0.70%	0.71%
Ratio of net investment income (loss) to average net assets (f)	1.88%	1.83%	1.58%	1.50%	1.46%
Portfolio turnover rate^	29%	36%	28%	25%	23%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.67	$9.83	$9.85	$9.86	$9.97

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.20	0.18	0.18	0.17
Net realized and unrealized gain (loss)	0.42	(0.15)	(0.02)	(0.01)	(0.10)

Total from investment operations	0.63	0.05	0.16	0.17	0.07

Less distributions:
Dividends from net investment income	(0.22)	(0.21)	(0.18)	(0.18)	(0.18)

Net asset value, end of year	$10.08	$9.67	$9.83	$9.85	$9.86

Total return	6.50%	0.55%	1.66%	1.71%	0.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,801,355	$5,696,650	$6,271,807	$6,200,038	$6,099,108
Ratio of expenses to average net assets (f)	0.42%	0.42%	0.44%	0.45%	0.46%
Ratio of net investment income (loss) to average net assets (f)	2.13%	2.08%	1.83%	1.75%	1.71%
Portfolio turnover rate^	29%	36%	28%	25%	23%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	EARNEST Partners, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	18.07%	3.80%	1.47%
Portfolio – Class K Shares*	18.49	4.06	1.73
MSCI Emerging Markets (Gross Dividends) IndexSM	18.88	6.01	3.60

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 18.07% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the MSCI Emerging Markets (Gross Dividends) IndexSM, which returned 18.88% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection was especially strong in the industrials sector, led by Chines holding Weichai Power Co. Ltd.

•	Strong stock selection in the consumer staples also added to relative performance, especially Brazilian holding JBS SA.

•	The portfolio’s underweight positions in the financials, communication services, materials and consumer staples sectors contributed to relative outperformance.

What hurt performance during the year:

•	A substantial overweight in the industrials sector was especially detrimental to relative performance, but was balanced by the strong stock selection in the sector.

•	Underweighting the consumer discretionary and information technology sectors detracted from relative performance.

•	Within consumer discretionary, not holding Chinese company Alibaba Group Holding Ltd. was a notable detractor.

•	Underweight positions in Taiwan Semiconductor Manufacturing Co. Ltd. and Samsung Electronics Co. Ltd. were notable detractors in the information technology sector.

How did derivatives contribute/detract from performance during the year?

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance relative to the benchmark.

Portfolio Positioning and Outlook — EARNEST Partners, LLC

At period end, the Portfolio had relative overweight positions to financials, information technology, materials, industrials, and health care. The Portfolio had relative underweight positions to energy, utilities, consumer staples, real estate, consumer discretionary and communication services

As a bottom-up, fundamental manager, market and economic forecasts are not an integral part of our investment process. We continue to focus on owning fundamentally sound companies that we believe are well capitalized and well positioned to take market share from weaker competitors. These higher quality companies have outperformed historically, and we believe will outperform over the longer term.

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Exchange Traded Funds	$31,736,950	47.8%
Investment Company	12,895,165	19.4
Financials	5,560,297	8.4
Information Technology	4,835,303	7.3
Materials	2,042,961	3.1
Consumer Discretionary	1,817,256	2.7
Industrials	1,596,567	2.4
Energy	1,367,083	2.0
Consumer Staples	1,212,076	1.8
Health Care	792,302	1.2
Communication Services	523,385	0.8
Repurchase Agreements	134,663	0.2
Cash and Other	1,928,243	2.9

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,069.10	$6.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.11
Class K
Actual	1,000.00	1,071.60	4.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.20% and 0.95%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Brazil (3.8%)
Ambev SA*	87,900	$415,169
Banco Bradesco SA (ADR)	43,253	387,114
Cielo SA	124,754	261,436
Embraer SA*	103,400	506,371
Itau Unibanco Holding SA (ADR)	49,526	453,163
Petroleo Brasileiro SA (ADR)*	29,798	474,980

		2,498,233

Chile (0.3%)
Sociedad Quimica y Minera de Chile SA (ADR)	8,021	214,081

China (9.6%)
Anhui Conch Cement Co. Ltd., Class H	114,500	834,619
ANTA Sports Products Ltd.	75,000	671,336
Baidu, Inc. (ADR)*	3,033	383,371
BYD Co. Ltd., Class H (x)	55,000	274,213
China BlueChemical Ltd., Class H	534,000	131,576
China Oilfield Services Ltd., Class H	236,000	370,099
China Petroleum & Chemical Corp., Class H	418,400	251,825
Dongfeng Motor Group Co. Ltd., Class H	162,000	152,389
Industrial & Commercial Bank of China Ltd., Class H	378,000	291,057
Jiangxi Copper Co. Ltd., Class H	275,000	378,322
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	131,000	395,069
Shenzhou International Group Holdings Ltd.	32,300	472,129
Sinopharm Group Co. Ltd., Class H	108,800	397,233
TravelSky Technology Ltd., Class H	213,000	519,905
Weichai Power Co. Ltd., Class H	330,000	696,226
Zhejiang Expressway Co. Ltd., Class H	180,000	164,008

		6,383,377

Colombia (0.7%)
Bancolombia SA (ADR)	7,904	433,060

Czech Republic (0.5%)
Komercni banka A/S	9,497	347,496

Hungary (0.4%)
MOL Hungarian Oil & Gas plc	27,115	270,179

India (2.2%)
HDFC Bank Ltd. (ADR)	10,390	658,414
ICICI Bank Ltd. (ADR)	51,315	774,344

		1,432,758

Indonesia (1.2%)
Bank Rakyat Indonesia Persero Tbk. PT	1,651,400	523,404
Indofood Sukses Makmur Tbk. PT	534,200	304,955

		828,359

Malaysia (0.2%)
AMMB Holdings Bhd.	137,000	130,955

Mexico (0.6%)
Grupo Financiero Banorte SAB de CV, Class O	71,500	399,182

South Africa (1.1%)
FirstRand Ltd.	90,996	408,007
Investec Ltd.	57,621	341,300

		749,307

South Korea (2.8%)
CJ Corp.*	2,753	229,962
DB Insurance Co. Ltd.	4,095	185,195
KT Corp.	5,997	140,014
POSCO	1,424	291,215
Samsung Electronics Co. Ltd.	21,436	1,034,311

		1,880,697

Taiwan (5.7%)
ASE Technology Holding Co. Ltd.	242,512	673,083
Feng TAY Enterprise Co. Ltd.	38,000	247,189
Hon Hai Precision Industry Co. Ltd.	113,800	344,699
Micro-Star International Co. Ltd.	198,000	572,659
Taiwan Semiconductor Manufacturing Co. Ltd.	95,000	1,048,971
Uni-President Enterprises Corp.	198,750	491,952
WPG Holdings Ltd.	291,520	380,239

		3,758,792

Thailand (0.6%)
Kasikornbank PCL	45,300	227,606
PTT Global Chemical PCL	101,500	193,148

		420,754

Total Common Stocks (29.7%) (Cost $17,820,407)		19,747,230

EXCHANGE TRADED FUNDS (ETF):
Equity (47.8%)
iShares Core MSCI Emerging Markets ETF	393,605	21,160,205
Vanguard FTSE Emerging Markets ETF	237,840	10,576,745

Total Exchange Traded Funds (47.8%) (Cost $29,331,774)		31,736,950

SHORT-TERM INVESTMENTS:
Investment Company (19.4%)
JPMorgan Prime Money Market Fund, IM Shares	12,891,299	12,895,165

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.2%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $99,805, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $101,791. (xx)	$99,796	$99,796
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $24,863, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $25,356. (xx)	24,859	24,859
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $10,009, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $10,898. (xx)	10,008	10,008

Total Repurchase Agreements		134,663

Total Short-Term Investments (19.6%) (Cost $13,029,757)		13,029,828

Total Investments in Securities (97.1%) (Cost $60,181,938)		64,514,008
Other Assets Less Liabilities (2.9%)		1,928,243

Net Assets (100%)		$66,442,251

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $246,807. This was collateralized by $125,331 of various U.S. Government Treasury Securities, ranging from 0.125% - 2.375%, maturing 4/15/21 - 1/15/27 and by cash of $134,663 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	254	3/2020	USD	14,226,540	582,753

					582,753

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Brazil	$2,498,233	$—	$—	$2,498,233
Chile	214,081	—	—	214,081
China	383,371	6,000,006	—	6,383,377
Colombia	433,060	—	—	433,060
Czech Republic	—	347,496	—	347,496
Hungary	—	270,179	—	270,179
India	1,432,758	—	—	1,432,758
Indonesia	—	828,359	—	828,359
Malaysia	—	130,955	—	130,955
Mexico	399,182	—	—	399,182
South Africa	—	749,307	—	749,307
South Korea	—	1,880,697	—	1,880,697
Taiwan	—	3,758,792	—	3,758,792
Thailand	—	420,754	—	420,754
Exchange Traded Funds	31,736,950	—	—	31,736,950
Futures	582,753	—	—	582,753
Short-Term Investments
Investment Company	12,895,165	—	—	12,895,165
Repurchase Agreements	—	134,663	—	134,663

Total Assets	$50,575,553	$14,521,208	$—	$65,096,761

Total Liabilities	$—	$—	$—	$—

Total	$50,575,553	$14,521,208	$—	$65,096,761

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$582,753	*

Total		$582,753

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$1,041,944	$1,041,944

Total	$1,041,944	$1,041,944

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$879,101	$879,101

Total	$879,101	$879,101

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $12,830,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$6,310,183
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,353,827

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,970,984
Aggregate gross unrealized depreciation	(2,699,455)

Net unrealized appreciation	$4,271,529

Federal income tax cost of investments in securities and derivative instruments, if applicable	$60,825,232

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $60,047,275)	$64,379,345
Repurchase Agreements (Cost $134,663)	134,663
Cash	1,427,998
Foreign cash (Cost $9,113)	9,113
Cash held as collateral at broker for futures	663,000
Due from broker for futures variation margin	39,428
Dividends, interest and other receivables	39,371
Receivable for Portfolio shares sold	37,859
Securities lending income receivable	1,275
Other assets	251

Total assets	66,732,303

LIABILITIES
Payable for return of collateral on securities loaned	134,663
Payable for securities purchased	38,984
Investment management fees payable	26,744
Administrative fees payable	6,695
Distribution fees payable – Class IB	5,430
Payable for Portfolio shares redeemed	1,833
Trustees’ fees payable	4
Accrued expenses	75,699

Total liabilities	290,052

NET ASSETS	$66,442,251

Net assets were comprised of:
Paid in capital	$61,740,507
Total distributable earnings (loss)	4,701,744

Net assets	$66,442,251

Class IB
Net asset value, offering and redemption price per share, $26,515,892 / 2,645,788 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.02

Class K
Net asset value, offering and redemption price per share, $39,926,359 / 3,985,342 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.02

(x)	Includes value of securities on loan of $246,807.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $67,838 foreign withholding tax)	$1,749,097
Interest	38,555
Securities lending (net)	24,310

Total income	1,811,962

EXPENSES
Investment management fees	418,241
Administrative fees	73,598
Custodian fees	64,000
Professional fees	62,059
Distribution fees – Class IB	59,895
Printing and mailing expenses	24,279
Trustees’ fees	1,866
Miscellaneous	10,290

Gross expenses	714,228
Less: Waiver from investment manager	(86,462)

Net expenses	627,766

NET INVESTMENT INCOME (LOSS)	1,184,196

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	652,606
Futures contracts	1,041,944
Foreign currency transactions	(1,570)

Net realized gain (loss)	1,692,980

Change in unrealized appreciation (depreciation) on:
Investments in securities	6,470,725
Futures contracts	879,101
Foreign currency translations	94

Net change in unrealized appreciation (depreciation)	7,349,920

NET REALIZED AND UNREALIZED GAIN (LOSS)	9,042,900

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,227,096

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,184,196	$894,963
Net realized gain (loss)	1,692,980	(1,279,556)
Net change in unrealized appreciation (depreciation)	7,349,920	(9,082,161)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,227,096	(9,466,754)

Distributions to shareholders:
Class IB	(397,321)	(449,321)
Class K	(689,628)	(798,808)

Total distributions to shareholders	(1,086,949)	(1,248,129)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 715,389 and 1,082,599 shares, respectively ]	6,701,384	10,951,785
Capital shares issued in reinvestment of dividends and distributions [ 40,757 and 50,257 shares, respectively ]	397,321	449,321
Capital shares repurchased [ (572,643) and (659,999) shares, respectively ]	(5,380,102)	(6,492,575)

Total Class IB transactions	1,718,603	4,908,531

Class K
Capital shares sold [ 583,090 and 690,114 shares, respectively ]	5,387,620	6,629,661
Capital shares issued in reinvestment of dividends and distributions [ 70,773 and 89,527 shares, respectively ]	689,628	798,808
Capital shares repurchased [ (541,208) and (579,143) shares, respectively ]	(5,075,506)	(5,815,016)

Total Class K transactions	1,001,742	1,613,453

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,720,345	6,521,984

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,860,492	(4,192,899)
NET ASSETS:
Beginning of year	54,581,759	58,774,658

End of year	$66,442,251	$54,581,759

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.62	$10.38	$8.01	$7.36	$9.05

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.14	0.11	0.05	0.04
Net realized and unrealized gain (loss)	1.38	(1.71)	2.59	0.66	(1.68)

Total from investment operations	1.55	(1.57)	2.70	0.71	(1.64)

Less distributions:
Dividends from net investment income	(0.15)	(0.13)	(0.09)	(0.05)	(0.05)
Distributions from net realized gains	—	(0.06)	(0.24)	—	—
Return of capital	—	—	—	(0.01)	—

Total dividends and distributions	(0.15)	(0.19)	(0.33)	(0.06)	(0.05)

Net asset value, end of year	$10.02	$8.62	$10.38	$8.01	$7.36

Total return	18.07%	(15.21)%	33.93%	9.70%	(18.09)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$26,516	$21,221	$20,656	$9,929	$6,493
Ratio of expenses to average net assets:
After waivers (f)	1.20%	1.20%	1.20%	1.23%	1.25%
Before waivers (f)	1.34%	1.35%	1.39%	1.47%	1.45%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.84%	1.40%	1.15%	0.68%	0.43%
Before waivers (f)	1.69%	1.25%	0.96%	0.45%	0.23%
Portfolio turnover rate^	9%	8%	37%	16%	25%

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.61	$10.38	$8.00	$7.35	$9.05

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.16	0.12	0.07	0.07
Net realized and unrealized gain (loss)	1.40	(1.71)	2.62	0.66	(1.70)

Total from investment operations	1.59	(1.55)	2.74	0.73	(1.63)

Less distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.12)	(0.07)	(0.07)
Distributions from net realized gains	—	(0.06)	(0.24)	—	—
Return of capital	—	—	—	(0.01)	—

Total dividends and distributions	(0.18)	(0.22)	(0.36)	(0.08)	(0.07)

Net asset value, end of year	$10.02	$8.61	$10.38	$8.00	$7.35

Total return	18.49%	(15.07)%	34.41%	9.99%	(17.99)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$39,926	$33,360	$38,119	$31,477	$30,023
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.95%	0.95%	0.98%	1.00%
Before waivers (f)	1.09%	1.10%	1.15%	1.22%	1.21%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.08%	1.61%	1.23%	0.87%	0.84%
Before waivers (f)	1.93%	1.46%	1.04%	0.64%	0.63%
Portfolio turnover rate^	9%	8%	37%	16%	25%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	30.69%	11.01%	12.91%
Portfolio – Class IB Shares	30.68	11.01	12.86
Portfolio – Class K Shares*	31.01	11.27	15.01
S&P 500® Index	31.49	11.70	13.56

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 30.68% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 31.49% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, financials, communication services, health care and consumer discretionary.

•	The five stocks that contributed most to performance were Apple, Inc., Microsoft Corp., Facebook Inc., Amazon.com, Inc. and JPMorgan Chase & Co.

What hurt performance during the year:

•	No sector detracted from performance during the year.

•	The five stocks that detracted most from performance were Pfizer Inc., Occidental Petroleum Corp., DuPont de Nemours, Inc., PG&E Corp. and ABIOMED, Inc.

How did derivatives contribute/detract from performance during the year?

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	23.0%
Health Care	14.1
Financials	12.9
Communication Services	10.3
Consumer Discretionary	9.7
Industrials	9.0
Consumer Staples	7.1
Energy	4.3
Utilities	3.3
Real Estate	2.9
Materials	2.6
Repurchase Agreements	0.0 #
Cash and Other	0.8

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,105.70	$3.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.28	2.95
Class IB
Actual	1,000.00	1,105.90	3.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.28	2.95
Class K
Actual	1,000.00	1,107.40	1.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.54	1.68

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.58%, 0.58% and 0.33%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.3%)
Diversified Telecommunication Services (2.0%)
AT&T, Inc.	1,735,004	$67,803,956
CenturyLink, Inc.	233,033	3,078,366
Verizon Communications, Inc.	982,036	60,297,010

		131,179,332

Entertainment (1.9%)
Activision Blizzard, Inc.	182,068	10,818,480
Electronic Arts, Inc.*	69,980	7,523,550
Live Nation Entertainment, Inc.*	33,910	2,423,548
Netflix, Inc.*	104,020	33,657,751
Take-Two Interactive Software, Inc.*	26,844	3,286,511
Walt Disney Co. (The)	427,712	61,859,987

		119,569,827

Interactive Media & Services (4.9%)
Alphabet, Inc., Class A*	71,199	95,363,228
Alphabet, Inc., Class C*	71,793	95,988,677
Facebook, Inc., Class A*	571,252	117,249,473
Twitter, Inc.*	183,474	5,880,342

		314,481,720

Media (1.4%)
Charter Communications, Inc., Class A*	38,401	18,627,557
Comcast Corp., Class A	1,076,954	48,430,621
Discovery, Inc., Class A (x)*	37,466	1,226,637
Discovery, Inc., Class C*	82,297	2,509,235
DISH Network Corp., Class A*	60,410	2,142,743
Fox Corp., Class A	84,078	3,116,772
Fox Corp., Class B	38,481	1,400,708
Interpublic Group of Cos., Inc. (The)	91,926	2,123,491
News Corp., Class A	91,550	1,294,517
News Corp., Class B	28,911	419,499
Omnicom Group, Inc.	51,650	4,184,683
ViacomCBS, Inc.	127,785	5,363,136

		90,839,599

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	75,009	5,882,206

Total Communication Services		661,952,684

Consumer Discretionary (9.7%)
Auto Components (0.1%)
Aptiv plc	60,836	5,777,595
BorgWarner, Inc.	48,970	2,124,319

		7,901,914

Automobiles (0.3%)
Ford Motor Co.	930,498	8,653,631
General Motors Co.	298,294	10,917,560
Harley-Davidson, Inc.	37,150	1,381,609

		20,952,800

Distributors (0.1%)
Genuine Parts Co.	34,610	3,676,620
LKQ Corp.*	73,137	2,610,991

		6,287,611

Diversified Consumer Services (0.0%)
H&R Block, Inc.	47,600	1,117,648

Hotels, Restaurants & Leisure (1.9%)
Carnival Corp.	95,000	4,828,850
Chipotle Mexican Grill, Inc.*	6,101	5,107,208
Darden Restaurants, Inc.	29,150	3,177,642
Hilton Worldwide Holdings, Inc.	68,115	7,554,635
Las Vegas Sands Corp.	80,412	5,551,644
Marriott International, Inc., Class A	64,917	9,830,381
McDonald’s Corp.	180,350	35,638,964
MGM Resorts International	123,726	4,116,364
Norwegian Cruise Line Holdings Ltd.*	51,131	2,986,562
Royal Caribbean Cruises Ltd.	40,773	5,443,603
Starbucks Corp.	284,208	24,987,567
Wynn Resorts Ltd.	23,029	3,198,037
Yum! Brands, Inc.	72,230	7,275,728

		119,697,185

Household Durables (0.4%)
DR Horton, Inc.	79,900	4,214,725
Garmin Ltd.	34,260	3,342,406
Leggett & Platt, Inc.	31,200	1,585,896
Lennar Corp., Class A	67,450	3,763,035
Mohawk Industries, Inc.*	14,200	1,936,596
Newell Brands, Inc.	90,480	1,739,026
NVR, Inc.*	830	3,160,980
PulteGroup, Inc.	61,207	2,374,832
Whirlpool Corp.	15,116	2,230,063

		24,347,559

Internet & Direct Marketing Retail (3.3%)
Amazon.com, Inc.*	98,697	182,376,264
Booking Holdings, Inc.*	10,156	20,857,682
eBay, Inc.	187,150	6,757,987
Expedia Group, Inc.	33,139	3,583,651

		213,575,584

Leisure Products (0.1%)
Hasbro, Inc.	29,908	3,158,584

Multiline Retail (0.5%)
Dollar General Corp.	61,050	9,522,579
Dollar Tree, Inc.*	56,195	5,285,140
Kohl’s Corp.	37,720	1,921,834
Macy’s, Inc. (x)	73,322	1,246,474
Nordstrom, Inc.	25,370	1,038,394
Target Corp.	121,270	15,548,027

		34,562,448

Specialty Retail (2.2%)
Advance Auto Parts, Inc.	16,937	2,712,630
AutoZone, Inc.*	5,830	6,945,337
Best Buy Co., Inc.	55,075	4,835,585
CarMax, Inc.*	39,306	3,445,957
Gap, Inc. (The)	50,855	899,116

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Home Depot, Inc. (The)	260,018	$56,782,731
L Brands, Inc.	55,117	998,720
Lowe’s Cos., Inc.	183,280	21,949,613
O’Reilly Automotive, Inc.*	18,184	7,969,320
Ross Stores, Inc.	86,540	10,074,987
Tiffany & Co.	25,760	3,442,824
TJX Cos., Inc. (The)	287,000	17,524,220
Tractor Supply Co.	28,315	2,645,753
Ulta Beauty, Inc.*	13,941	3,529,025

		143,755,818

Textiles, Apparel & Luxury Goods (0.8%)
Capri Holdings Ltd.*	35,968	1,372,179
Hanesbrands, Inc.	85,803	1,274,175
NIKE, Inc., Class B	297,200	30,109,332
PVH Corp.	17,556	1,846,013
Ralph Lauren Corp.	12,300	1,441,806
Tapestry, Inc.	68,100	1,836,657
Under Armour, Inc., Class A*	44,616	963,706
Under Armour, Inc., Class C*	46,127	884,716
VF Corp.	77,450	7,718,667

		47,447,251

Total Consumer Discretionary		622,804,402

Consumer Staples (7.1%)
Beverages (1.8%)
Brown-Forman Corp., Class B	43,212	2,921,131
Coca-Cola Co. (The)	913,816	50,579,716
Constellation Brands, Inc., Class A	39,750	7,542,562
Molson Coors Brewing Co., Class B	44,550	2,401,245
Monster Beverage Corp.*	91,770	5,831,984
PepsiCo, Inc.	332,003	45,374,850

		114,651,488

Food & Staples Retailing (1.5%)
Costco Wholesale Corp.	104,450	30,699,944
Kroger Co. (The)	189,600	5,496,504
Sysco Corp.	121,800	10,418,772
Walgreens Boots Alliance, Inc.	180,050	10,615,748
Walmart, Inc.	337,718	40,134,407

		97,365,375

Food Products (1.1%)
Archer-Daniels-Midland Co.	132,166	6,125,894
Campbell Soup Co.	40,000	1,976,800
Conagra Brands, Inc.	115,450	3,953,008
General Mills, Inc.	143,300	7,675,148
Hershey Co. (The)	35,400	5,203,092
Hormel Foods Corp.	65,916	2,973,471
JM Smucker Co. (The)	27,047	2,816,404
Kellogg Co.	59,000	4,080,440
Kraft Heinz Co. (The)	147,727	4,746,469
Lamb Weston Holdings, Inc.	34,509	2,968,809
McCormick & Co., Inc. (Non-Voting)	29,250	4,964,603
Mondelez International, Inc., Class A	342,431	18,861,099
Tyson Foods, Inc., Class A	69,950	6,368,248

		72,713,485

Household Products (1.7%)
Church & Dwight Co., Inc.	58,598	4,121,783
Clorox Co. (The)	29,850	4,583,169
Colgate-Palmolive Co.	203,650	14,019,266
Kimberly-Clark Corp.	81,694	11,237,010
Procter & Gamble Co. (The)	594,291	74,226,946

		108,188,174

Personal Products (0.2%)
Coty, Inc., Class A	69,822	785,497
Estee Lauder Cos., Inc. (The), Class A	52,550	10,853,677

		11,639,174

Tobacco (0.8%)
Altria Group, Inc.	443,500	22,135,085
Philip Morris International, Inc.	369,350	31,427,991

		53,563,076

Total Consumer Staples		458,120,772

Energy (4.3%)
Energy Equipment & Services (0.4%)
Baker Hughes Co.	154,057	3,948,481
Halliburton Co.	207,950	5,088,536
Helmerich & Payne, Inc.	25,969	1,179,772
National Oilwell Varco, Inc.	91,597	2,294,505
Schlumberger Ltd.	328,334	13,199,027
TechnipFMC plc	99,591	2,135,231

		27,845,552

Oil, Gas & Consumable Fuels (3.9%)
Apache Corp.	89,180	2,282,116
Cabot Oil & Gas Corp.	99,336	1,729,440
Chevron Corp.	450,784	54,323,980
Cimarex Energy Co.	24,052	1,262,489
Concho Resources, Inc.	47,678	4,175,162
ConocoPhillips	263,584	17,140,868
Devon Energy Corp.	95,900	2,490,523
Diamondback Energy, Inc.	38,702	3,593,868
EOG Resources, Inc.	137,800	11,542,128
Exxon Mobil Corp.#	1,004,633	70,103,291
Hess Corp.	61,450	4,105,475
HollyFrontier Corp.	35,939	1,822,467
Kinder Morgan, Inc.	462,216	9,785,113
Marathon Oil Corp.	190,914	2,592,612
Marathon Petroleum Corp.	156,257	9,414,484
Noble Energy, Inc.	113,506	2,819,489
Occidental Petroleum Corp.	212,344	8,750,696
ONEOK, Inc.	98,041	7,418,762
Phillips 66	106,442	11,858,703
Pioneer Natural Resources Co.	39,629	5,998,642
Valero Energy Corp.	98,385	9,213,755
Williams Cos., Inc. (The)	287,771	6,825,928

		249,249,991

Total Energy		277,095,543

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Financials (12.9%)
Banks (5.7%)
Bank of America Corp.	1,948,108	$68,612,364
Citigroup, Inc.	536,400	42,852,996
Citizens Financial Group, Inc.	106,121	4,309,574
Comerica, Inc.	35,450	2,543,538
Fifth Third Bancorp	173,417	5,330,839
First Republic Bank	39,874	4,683,201
Huntington Bancshares, Inc.	246,388	3,715,531
JPMorgan Chase & Co.	759,291	105,845,165
KeyCorp	238,200	4,821,168
M&T Bank Corp.	31,700	5,381,075
People’s United Financial, Inc.	105,243	1,778,607
PNC Financial Services Group, Inc. (The)	105,679	16,869,539
Regions Financial Corp.	236,852	4,064,380
SVB Financial Group*	12,262	3,078,252
Truist Financial Corp.	318,393	17,931,894
US Bancorp	340,445	20,184,984
Wells Fargo & Co.	952,003	51,217,761
Zions Bancorp NA (x)	41,950	2,178,044

		365,398,912

Capital Markets (2.7%)
Ameriprise Financial, Inc.	31,107	5,181,804
Bank of New York Mellon Corp. (The)	203,619	10,248,144
BlackRock, Inc.	27,914	14,032,368
Cboe Global Markets, Inc.	26,462	3,175,440
Charles Schwab Corp. (The)	276,155	13,133,932
CME Group, Inc.	85,015	17,064,211
E*TRADE Financial Corp.	53,840	2,442,721
Franklin Resources, Inc.	66,901	1,738,088
Goldman Sachs Group, Inc. (The)	76,892	17,679,778
Intercontinental Exchange, Inc.	133,080	12,316,554
Invesco Ltd.	91,401	1,643,390
MarketAxess Holdings, Inc.	9,020	3,419,572
Moody’s Corp.	38,676	9,182,069
Morgan Stanley	298,213	15,244,649
MSCI, Inc.	20,128	5,196,647
Nasdaq, Inc.	27,373	2,931,648
Northern Trust Corp.	51,000	5,418,240
Raymond James Financial, Inc.	29,314	2,622,430
S&P Global, Inc.	58,550	15,987,077
State Street Corp.	88,420	6,994,022
T. Rowe Price Group, Inc.	55,886	6,809,150

		172,461,934

Consumer Finance (0.6%)
American Express Co.	161,510	20,106,380
Capital One Financial Corp.	111,694	11,494,429
Discover Financial Services	75,521	6,405,691
Synchrony Financial	144,862	5,216,481

		43,222,981

Diversified Financial Services (1.6%)
Berkshire Hathaway, Inc., Class B*	465,626	105,464,289

Insurance (2.3%)
Aflac, Inc.	175,800	9,299,820
Allstate Corp. (The)	78,176	8,790,891
American International Group, Inc.	206,548	10,602,109
Aon plc	55,975	11,659,033
Arthur J Gallagher & Co.	44,116	4,201,167
Assurant, Inc.	14,530	1,904,592
Chubb Ltd.	108,250	16,850,195
Cincinnati Financial Corp.	36,013	3,786,767
Everest Re Group Ltd.	9,645	2,670,122
Globe Life, Inc.	23,762	2,500,950
Hartford Financial Services Group, Inc. (The)	85,850	5,217,104
Lincoln National Corp.	47,478	2,801,677
Loews Corp.	61,697	3,238,476
Marsh & McLennan Cos., Inc.	120,250	13,397,053
MetLife, Inc.	188,999	9,633,279
Principal Financial Group, Inc.	61,500	3,382,500
Progressive Corp. (The)	138,800	10,047,732
Prudential Financial, Inc.	95,400	8,942,796
Travelers Cos., Inc. (The)	61,774	8,459,949
Unum Group	49,520	1,444,003
Willis Towers Watson plc	30,601	6,179,566
WR Berkley Corp.	34,696	2,397,494

		147,407,275

Total Financials		833,955,391

Health Care (14.1%)
Biotechnology (2.0%)
AbbVie, Inc.	351,074	31,084,092
Alexion Pharmaceuticals, Inc.*	53,200	5,753,580
Amgen, Inc.	142,368	34,320,654
Biogen, Inc.*	43,839	13,008,347
Gilead Sciences, Inc.	300,658	19,536,757
Incyte Corp.*	42,306	3,694,160
Regeneron Pharmaceuticals, Inc.*	19,034	7,146,886
Vertex Pharmaceuticals, Inc.*	61,033	13,363,175

		127,907,651

Health Care Equipment & Supplies (3.5%)
Abbott Laboratories	419,620	36,448,193
ABIOMED, Inc.*	10,761	1,835,719
Align Technology, Inc.*	17,237	4,809,813
Baxter International, Inc.	121,150	10,130,563
Becton Dickinson and Co.	64,115	17,437,357
Boston Scientific Corp.*	330,756	14,956,786
Cooper Cos., Inc. (The)	11,828	3,800,218
Danaher Corp.	152,250	23,367,330
Dentsply Sirona, Inc.	53,178	3,009,343
Edwards Lifesciences Corp.*	49,358	11,514,728
Hologic, Inc.*	63,439	3,312,150
IDEXX Laboratories, Inc.*	20,454	5,341,153
Intuitive Surgical, Inc.*	27,389	16,191,007
Medtronic plc	318,602	36,145,397
ResMed, Inc.	34,158	5,293,465
STERIS plc	20,402	3,109,673
Stryker Corp.	76,200	15,997,428
Teleflex, Inc.	10,967	4,128,417
Varian Medical Systems, Inc.*	21,588	3,065,712
Zimmer Biomet Holdings, Inc.	48,750	7,296,900

		227,191,352

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Health Care Providers & Services (2.9%)
AmerisourceBergen Corp.	36,050	$3,064,971
Anthem, Inc.	60,750	18,348,322
Cardinal Health, Inc.	70,725	3,577,271
Centene Corp.*	98,174	6,172,199
Cigna Corp.	89,649	18,332,324
CVS Health Corp.	308,810	22,941,495
DaVita, Inc.*	21,538	1,615,996
HCA Healthcare, Inc.	63,180	9,338,636
Henry Schein, Inc.*	35,132	2,344,007
Humana, Inc.	32,100	11,765,292
Laboratory Corp. of America Holdings*	23,250	3,933,203
McKesson Corp.	43,931	6,076,536
Quest Diagnostics, Inc.	31,950	3,411,941
UnitedHealth Group, Inc.	225,100	66,174,898
Universal Health Services, Inc., Class B	19,250	2,761,605
WellCare Health Plans, Inc.*	11,940	3,942,707

		183,801,403

Health Care Technology (0.1%)
Cerner Corp.	75,542	5,544,027

Life Sciences Tools & Services (1.0%)
Agilent Technologies, Inc.	73,473	6,267,981
Illumina, Inc.*	34,928	11,587,015
IQVIA Holdings, Inc.*	43,219	6,677,768
Mettler-Toledo International, Inc.*	5,874	4,659,727
PerkinElmer, Inc.	26,350	2,558,585
Thermo Fisher Scientific, Inc.	95,100	30,895,137
Waters Corp.*	15,900	3,715,035

		66,361,248

Pharmaceuticals (4.6%)
Allergan plc	77,945	14,900,746
Bristol-Myers Squibb Co.	556,623	35,729,630
Eli Lilly & Co.	201,748	26,515,740
Johnson & Johnson	626,660	91,410,894
Merck & Co., Inc.	607,917	55,290,051
Mylan NV*	122,450	2,461,245
Perrigo Co. plc	32,239	1,665,467
Pfizer, Inc.	1,313,311	51,455,525
Zoetis, Inc.	113,424	15,011,666

		294,440,964

Total Health Care		905,246,645

Industrials (9.0%)
Aerospace & Defense (2.4%)
Arconic, Inc.	91,932	2,828,748
Boeing Co. (The)	126,924	41,346,762
General Dynamics Corp.	55,600	9,805,060
Huntington Ingalls Industries, Inc.	9,806	2,460,129
L3Harris Technologies, Inc.	52,999	10,486,912
Lockheed Martin Corp.	59,008	22,976,535
Northrop Grumman Corp.	37,420	12,871,358
Raytheon Co.	66,100	14,524,814
Textron, Inc.	54,600	2,435,160
TransDigm Group, Inc.	11,851	6,636,560
United Technologies Corp.	192,616	28,846,172

		155,218,210

Air Freight & Logistics (0.5%)
CH Robinson Worldwide, Inc.	32,102	2,510,376
Expeditors International of Washington, Inc.	40,448	3,155,753
FedEx Corp.	56,960	8,612,922
United Parcel Service, Inc., Class B	165,800	19,408,548

		33,687,599

Airlines (0.4%)
Alaska Air Group, Inc.	29,244	1,981,281
American Airlines Group, Inc.	94,063	2,697,727
Delta Air Lines, Inc.	137,373	8,033,573
Southwest Airlines Co.	114,818	6,197,876
United Airlines Holdings, Inc.*	52,424	4,618,030

		23,528,487

Building Products (0.3%)
Allegion plc	22,138	2,757,066
AO Smith Corp.	32,815	1,563,307
Fortune Brands Home & Security, Inc.	33,146	2,165,760
Johnson Controls International plc	188,867	7,688,775
Masco Corp.	68,700	3,296,913

		17,471,821

Commercial Services & Supplies (0.4%)
Cintas Corp.	19,700	5,300,876
Copart, Inc.*	47,842	4,350,751
Republic Services, Inc.	50,251	4,503,997
Rollins, Inc.	33,400	1,107,544
Waste Management, Inc.	92,656	10,559,078

		25,822,246

Construction & Engineering (0.1%)
Jacobs Engineering Group, Inc.	32,114	2,884,801
Quanta Services, Inc.	33,700	1,371,927

		4,256,728

Electrical Equipment (0.5%)
AMETEK, Inc.	54,148	5,400,721
Eaton Corp. plc	99,725	9,445,952
Emerson Electric Co.	146,000	11,133,960
Rockwell Automation, Inc.	27,800	5,634,226

		31,614,859

Industrial Conglomerates (1.3%)
3M Co.	136,650	24,107,793
General Electric Co.	2,072,215	23,125,920
Honeywell International, Inc.	170,862	30,242,574
Roper Technologies, Inc.	24,705	8,751,252

		86,227,539

Machinery (1.6%)
Caterpillar, Inc.	133,600	19,730,048
Cummins, Inc.	37,450	6,702,052
Deere & Co.	74,800	12,959,848
Dover Corp.	34,500	3,976,470
Flowserve Corp.	31,141	1,549,887
Fortive Corp.	70,025	5,349,210
IDEX Corp.	17,993	3,094,796

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Illinois Tool Works, Inc.	69,895	$12,555,239
Ingersoll-Rand plc	57,315	7,618,310
PACCAR, Inc.	82,200	6,502,020
Parker-Hannifin Corp.	30,500	6,277,510
Pentair plc	39,858	1,828,286
Snap-on, Inc.	13,100	2,219,140
Stanley Black & Decker, Inc.	36,046	5,974,264
Westinghouse Air Brake Technologies Corp.	43,212	3,361,894
Xylem, Inc.	42,700	3,364,333

		103,063,307

Professional Services (0.3%)
Equifax, Inc.	28,650	4,014,438
IHS Markit Ltd.*	95,226	7,175,279
Nielsen Holdings plc	84,421	1,713,746
Robert Half International, Inc.	27,900	1,761,885
Verisk Analytics, Inc.	38,829	5,798,723

		20,464,071

Road & Rail (1.0%)
CSX Corp.	189,500	13,712,220
JB Hunt Transport Services, Inc.	20,240	2,363,627
Kansas City Southern	23,890	3,658,993
Norfolk Southern Corp.	62,600	12,152,538
Old Dominion Freight Line, Inc.	15,335	2,910,276
Union Pacific Corp.	167,300	30,246,167

		65,043,821

Trading Companies & Distributors (0.2%)
Fastenal Co.	136,132	5,030,077
United Rentals, Inc.*	18,350	3,060,230
WW Grainger, Inc.	10,550	3,571,386

		11,661,693

Total Industrials		578,060,381

Information Technology (23.0%)
Communications Equipment (0.9%)
Arista Networks, Inc.*	12,956	2,635,250
Cisco Systems, Inc.	1,008,050	48,346,078
F5 Networks, Inc.*	14,250	1,990,013
Juniper Networks, Inc.	82,090	2,021,877
Motorola Solutions, Inc.	39,324	6,336,669

		61,329,887

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	70,632	7,644,501
CDW Corp.	34,371	4,909,554
Corning, Inc.	185,342	5,395,305
FLIR Systems, Inc.	32,107	1,671,811
IPG Photonics Corp.*	8,479	1,228,777
Keysight Technologies, Inc.*	44,501	4,567,138
TE Connectivity Ltd.	79,720	7,640,365
Zebra Technologies Corp., Class A*	12,975	3,314,334

		36,371,785

IT Services (5.3%)
Accenture plc, Class A	151,300	31,859,241
Akamai Technologies, Inc.*	39,098	3,377,285
Alliance Data Systems Corp.	9,700	1,088,340
Automatic Data Processing, Inc.	103,060	17,571,730
Broadridge Financial Solutions, Inc.	27,081	3,345,587
Cognizant Technology Solutions Corp., Class A	131,050	8,127,721
DXC Technology Co.	62,141	2,335,880
Fidelity National Information Services, Inc.	145,681	20,262,770
Fiserv, Inc.*	135,563	15,675,150
FleetCor Technologies, Inc.*	20,573	5,919,264
Gartner, Inc.*	21,407	3,298,819
Global Payments, Inc.	71,288	13,014,337
International Business Machines Corp.	210,297	28,188,210
Jack Henry & Associates, Inc.	18,262	2,660,225
Leidos Holdings, Inc.	32,046	3,136,983
Mastercard, Inc., Class A	212,000	63,301,080
Paychex, Inc.	75,885	6,454,778
PayPal Holdings, Inc.*	279,400	30,222,698
VeriSign, Inc.*	24,750	4,768,830
Visa, Inc., Class A	410,122	77,061,924
Western Union Co. (The) (x)	100,579	2,693,506

		344,364,358

Semiconductors & Semiconductor Equipment (4.2%)
Advanced Micro Devices, Inc.*	257,712	11,818,672
Analog Devices, Inc.	87,712	10,423,694
Applied Materials, Inc.	219,300	13,386,072
Broadcom, Inc.	94,590	29,892,332
Intel Corp.	1,051,830	62,952,026
KLA Corp.	37,800	6,734,826
Lam Research Corp.	34,338	10,040,431
Maxim Integrated Products, Inc.	64,332	3,957,061
Microchip Technology, Inc. (x)	56,486	5,915,214
Micron Technology, Inc.*	262,100	14,095,738
NVIDIA Corp.	144,650	34,036,145
Qorvo, Inc.*	27,925	3,245,723
QUALCOMM, Inc.	271,097	23,918,888
Skyworks Solutions, Inc.	40,747	4,925,497
Texas Instruments, Inc.	221,631	28,433,041
Xilinx, Inc.	59,950	5,861,312

		269,636,672

Software (7.0%)
Adobe, Inc.*	115,280	38,020,497
ANSYS, Inc.*	20,028	5,155,407
Autodesk, Inc.*	52,180	9,572,943
Cadence Design Systems, Inc.*	66,435	4,607,932
Citrix Systems, Inc.	29,150	3,232,735
Fortinet, Inc.*	33,696	3,597,385
Intuit, Inc.	61,800	16,187,274
Microsoft Corp.	1,813,066	285,920,508
NortonLifeLock, Inc.	135,000	3,445,200
Oracle Corp.	522,737	27,694,606
salesforce.com, Inc.*	208,216	33,864,250
ServiceNow, Inc.*	44,535	12,573,121
Synopsys, Inc.*	35,670	4,965,264

		448,837,122

Technology Hardware, Storage & Peripherals (5.0%)
Apple, Inc.	1,005,065	295,137,337
Hewlett Packard Enterprise Co.	310,019	4,916,901

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
HP, Inc.	351,819	$7,229,881
NetApp, Inc.	56,480	3,515,880
Seagate Technology plc	56,190	3,343,305
Western Digital Corp.	70,242	4,458,260
Xerox Holdings Corp.	45,154	1,664,828

		320,266,392

Total Information Technology		1,480,806,216

Materials (2.6%)
Chemicals (1.9%)
Air Products & Chemicals, Inc.	52,350	12,301,726
Albemarle Corp.	25,084	1,832,135
Celanese Corp.	29,330	3,611,110
CF Industries Holdings, Inc.	51,775	2,471,739
Corteva, Inc.	177,751	5,254,320
Dow, Inc.	176,451	9,657,163
DuPont de Nemours, Inc.	176,950	11,360,190
Eastman Chemical Co.	32,450	2,571,987
Ecolab, Inc.	59,441	11,471,519
FMC Corp.	30,960	3,090,427
International Flavors & Fragrances, Inc. (x)	25,350	3,270,657
Linde plc	128,349	27,325,502
LyondellBasell Industries NV, Class A	61,227	5,784,727
Mosaic Co. (The)	84,210	1,822,304
PPG Industries, Inc.	56,100	7,488,789
Sherwin-Williams Co. (The)	19,500	11,379,030

		120,693,325

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	14,823	4,145,104
Vulcan Materials Co.	31,450	4,528,485

		8,673,589

Containers & Packaging (0.3%)
Amcor plc	385,726	4,181,270
Avery Dennison Corp.	20,000	2,616,400
Ball Corp.	78,800	5,095,996
International Paper Co.	93,235	4,293,472
Packaging Corp. of America	22,421	2,510,928
Sealed Air Corp.	36,634	1,459,132
Westrock Co.	61,056	2,619,913

		22,777,111

Metals & Mining (0.3%)
Freeport-McMoRan, Inc.	344,488	4,519,683
Newmont Goldcorp Corp.	194,672	8,458,498
Nucor Corp.	71,900	4,046,532

		17,024,713

Total Materials		169,168,738

Real Estate (2.9%)
Equity Real Estate Investment Trusts (REITs) (2.8%)
Alexandria Real Estate Equities, Inc. (REIT)	26,910	4,348,118
American Tower Corp. (REIT)	105,142	24,163,734
Apartment Investment & Management Co. (REIT), Class A	35,350	1,825,827
AvalonBay Communities, Inc. (REIT)	33,214	6,964,976
Boston Properties, Inc. (REIT)	34,130	4,705,162
Crown Castle International Corp. (REIT)	98,760	14,038,734
Digital Realty Trust, Inc. (REIT)	49,445	5,920,544
Duke Realty Corp. (REIT)	85,805	2,974,859
Equinix, Inc. (REIT)	20,195	11,787,821
Equity Residential (REIT)	82,780	6,698,558
Essex Property Trust, Inc. (REIT)	15,657	4,710,565
Extra Space Storage, Inc. (REIT)	30,493	3,220,671
Federal Realty Investment Trust (REIT)	16,531	2,128,036
Healthpeak Properties, Inc. (REIT)	116,558	4,017,754
Host Hotels & Resorts, Inc. (REIT)	173,289	3,214,511
Iron Mountain, Inc. (REIT)	68,084	2,169,837
Kimco Realty Corp. (REIT)	100,130	2,073,692
Mid-America Apartment Communities, Inc. (REIT)	27,092	3,572,351
Prologis, Inc. (REIT)	149,822	13,355,133
Public Storage (REIT)	35,710	7,604,802
Realty Income Corp. (REIT)	75,531	5,561,348
Regency Centers Corp. (REIT)	39,750	2,507,827
SBA Communications Corp. (REIT)	26,902	6,483,113
Simon Property Group, Inc. (REIT)	73,125	10,892,700
SL Green Realty Corp. (REIT)	19,540	1,795,335
UDR, Inc. (REIT)	69,474	3,244,436
Ventas, Inc. (REIT)	88,466	5,108,027
Vornado Realty Trust (REIT)	37,605	2,500,733
Welltower, Inc. (REIT)	96,133	7,861,757
Weyerhaeuser Co. (REIT)	176,841	5,340,598

		180,791,559

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	79,830	4,892,781

Total Real Estate		185,684,340

Utilities (3.3%)
Electric Utilities (2.0%)
Alliant Energy Corp.	56,392	3,085,770
American Electric Power Co., Inc.	117,180	11,074,682
Duke Energy Corp.	173,000	15,779,330
Edison International	84,950	6,406,079
Entergy Corp.	47,200	5,654,560
Evergy, Inc.	55,815	3,632,998
Eversource Energy	76,794	6,532,866
Exelon Corp.	230,620	10,513,966
FirstEnergy Corp.	128,132	6,227,215
NextEra Energy, Inc.	116,050	28,102,668
Pinnacle West Capital Corp.	26,650	2,396,635
PPL Corp.	171,438	6,151,195
Southern Co. (The)	248,150	15,807,155
Xcel Energy, Inc.	124,495	7,904,188

		129,269,307

Gas Utilities (0.1%)
Atmos Energy Corp.	28,023	3,134,653

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	157,550	$3,135,245
NRG Energy, Inc.	60,068	2,387,703

		5,522,948

Multi-Utilities (1.0%)
Ameren Corp.	58,300	4,477,440
CenterPoint Energy, Inc.	119,200	3,250,584
CMS Energy Corp.	67,300	4,229,132
Consolidated Edison, Inc.	78,850	7,133,559
Dominion Energy, Inc.	195,099	16,158,099
DTE Energy Co.	43,550	5,655,838
NiSource, Inc.	88,559	2,465,483
Public Service Enterprise Group, Inc.	120,050	7,088,953
Sempra Energy	65,222	9,879,829
WEC Energy Group, Inc.	74,882	6,906,367

		67,245,284

Water Utilities (0.1%)
American Water Works Co., Inc.	42,831	5,261,788

Total Utilities		210,433,980

Total Common Stocks (99.2%) (Cost $2,486,514,632)		6,383,329,092

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.0%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $149,391, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $152,365. (xx)	$149,377	149,377
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $77,404, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $78,945. (xx)	77,397	77,397
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $59,975, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $61,166. (xx)	59,966	59,966
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $200,061, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $204,000. (xx)	200,000	200,000

Total Repurchase Agreements		486,740

Total Short-Term Investments (0.0%) (Cost $486,740)		486,740

Total Investments in Securities (99.2%) (Cost $2,487,001,372)		6,383,815,832
Other Assets Less Liabilities (0.8%)		53,632,390

Net Assets (100%)		$6,437,448,222

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $12,351,060.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $13,101,550. This was collateralized by $13,341,942 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $486,740 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	307	3/2020	USD	49,597,385	1,305,279

					1,305,279

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$661,952,684	$—	$—	$661,952,684
Consumer Discretionary	622,804,402	—	—	622,804,402
Consumer Staples	458,120,772	—	—	458,120,772
Energy	277,095,543	—	—	277,095,543
Financials	833,955,391	—	—	833,955,391
Health Care	905,246,645	—	—	905,246,645
Industrials	578,060,381	—	—	578,060,381
Information Technology	1,480,806,216	—	—	1,480,806,216
Materials	169,168,738	—	—	169,168,738
Real Estate	185,684,340	—	—	185,684,340
Utilities	210,433,980	—	—	210,433,980
Futures	1,305,279	—	—	1,305,279
Short-Term Investments
Repurchase Agreements	—	486,740	—	486,740

Total Assets	$6,384,634,371	$486,740	$—	$6,385,121,111

Total Liabilities	$—	$—	$—	$—

Total	$6,384,634,371	$486,740	$—	$6,385,121,111

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,305,279	*

Total		$1,305,279

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$8,760,813	$8,760,813

Total	$8,760,813	$8,760,813

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$3,280,078	$3,280,078

Total	$3,280,078	$3,280,078

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Portfolio held futures contracts with an average notional balance of approximately $48,843,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$209,056,321
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$342,318,573

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,046,239,422
Aggregate gross unrealized depreciation	(165,634,186)

Net unrealized appreciation	$3,880,605,236

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,504,515,875

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $2,486,514,632)	$6,383,329,092
Repurchase Agreements (Cost $486,740)	486,740
Cash	55,231,661
Dividends, interest and other receivables	6,464,349
Receivable for Portfolio shares sold	1,767,269
Due from broker for futures variation margin	118,192
Securities lending income receivable	21,738
Other assets	24,745

Total assets	6,447,443,786

LIABILITIES
Payable for Portfolio shares redeemed	6,503,434
Investment management fees payable	1,152,629
Distribution fees payable – Class IB	788,139
Administrative fees payable	512,615
Payable for return of collateral on securities loaned	486,740
Distribution fees payable – Class IA	481,449
Trustees’ fees payable	2,805
Accrued expenses	67,753

Total liabilities	9,995,564

NET ASSETS	$6,437,448,222

Net assets were comprised of:
Paid in capital	$2,531,634,866
Total distributable earnings (loss)	3,905,813,356

Net assets	$6,437,448,222

Class IA
Net asset value, offering and redemption price per share, $2,304,966,972 / 45,166,414 shares outstanding (unlimited amount authorized: $0.01 par value)	$51.03

Class IB
Net asset value, offering and redemption price per share, $3,777,876,212 / 74,446,766 shares outstanding (unlimited amount authorized: $0.01 par value)	$50.75

Class K
Net asset value, offering and redemption price per share, $354,605,038 / 6,952,777 shares outstanding (unlimited amount authorized: $0.01 par value)	$51.00

(x)	Includes value of securities on loan of $13,101,550.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends	$124,243,156
Interest	977,879
Securities lending (net)	137,207

Total income	125,358,242

EXPENSES
Investment management fees	12,741,351
Distribution fees – Class IB	8,569,308
Administrative fees	5,615,495
Distribution fees – Class IA	5,285,658
Printing and mailing expenses	372,854
Professional fees	215,190
Trustees’ fees	184,404
Custodian fees	140,000
Miscellaneous	141,311

Total expenses	33,265,571

NET INVESTMENT INCOME (LOSS)	92,092,671

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	109,452,638
Futures contracts	8,760,813

Net realized gain (loss)	118,213,451

Change in unrealized appreciation (depreciation) on:
Investments in securities	1,333,231,996
Futures contracts	3,280,078

Net change in unrealized appreciation (depreciation)	1,336,512,074

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,454,725,525

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,546,818,196

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$92,092,671	$81,682,505
Net realized gain (loss)	118,213,451	157,618,772
Net change in unrealized appreciation (depreciation)	1,336,512,074	(495,175,548)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,546,818,196	(255,874,271)

Distributions to shareholders:
Class IA	(75,724,003)	(74,272,077)
Class IB	(124,546,788)	(120,736,880)
Class K	(12,391,249)	(12,830,695)

Total distributions to shareholders	(212,662,040)	(207,839,652)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,687,276 and 2,079,513 shares, respectively ]	125,971,629	94,021,054
Capital shares issued in reinvestment of dividends and distributions [ 1,518,620 and 1,730,395 shares, respectively ]	75,724,003	74,272,077
Capital shares repurchased [ (4,633,117) and (3,941,173) shares, respectively ]	(219,656,824)	(179,328,217)

Total Class IA transactions	(17,961,192)	(11,035,086)

Class IB
Capital shares sold [ 6,259,112 and 6,002,860 shares, respectively ]	292,243,789	271,768,845
Capital shares issued in reinvestment of dividends and distributions [ 2,511,750 and 2,828,312 shares, respectively ]	124,546,788	120,736,880
Capital shares repurchased [ (8,250,193) and (9,189,376) shares, respectively ]	(386,192,729)	(415,235,396)

Total Class IB transactions	30,597,848	(22,729,671)

Class K
Capital shares sold [ 660,116 and 820,600 shares, respectively ]	31,236,038	36,928,823
Capital shares issued in reinvestment of dividends and distributions [ 248,598 and 299,309 shares, respectively ]	12,391,249	12,830,695
Capital shares repurchased [ (1,362,019) and (1,461,337) shares, respectively ]	(64,903,317)	(66,521,498)

Total Class K transactions	(21,276,030)	(16,761,980)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(8,639,374)	(50,526,737)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,325,516,782	(514,240,660)
NET ASSETS:
Beginning of year	5,111,931,440	5,626,172,100

End of year	$6,437,448,222	$5,111,931,440

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$40.40	$44.17	$37.31	$34.49	$35.46

Income (loss) from investment operations:
Net investment income (loss) (e)	0.73	0.65	0.59	0.56	0.58
Net realized and unrealized gain (loss)	11.62	(2.73)	7.24	3.32	(0.32)

Total from investment operations	12.35	(2.08)	7.83	3.88	0.26

Less distributions:
Dividends from net investment income	(0.76)	(0.67)	(0.60)	(0.57)	(0.58)
Distributions from net realized gains	(0.96)	(1.02)	(0.37)	(0.49)	(0.65)

Total dividends and distributions	(1.72)	(1.69)	(0.97)	(1.06)	(1.23)

Net asset value, end of year	$51.03	$40.40	$44.17	$37.31	$34.49

Total return	30.69%	(4.93)%	21.02%	11.24%	0.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,304,967	$1,842,197	$2,019,882	$1,732,371	$1,600,811
Ratio of expenses to average net assets (f)	0.58%	0.58%	0.60%	0.61%	0.61%
Ratio of net investment income (loss) to average net assets (f)	1.55%	1.42%	1.43%	1.59%	1.63%
Portfolio turnover rate^	4%	3%	3%	5%	5%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$40.19	$43.94	$37.12	$34.32	$35.29

Income (loss) from investment operations:
Net investment income (loss) (e)	0.73	0.64	0.58	0.56	0.58
Net realized and unrealized gain (loss)	11.55	(2.70)	7.21	3.30	(0.32)

Total from investment operations	12.28	(2.06)	7.79	3.86	0.26

Less distributions:
Dividends from net investment income	(0.76)	(0.67)	(0.60)	(0.57)	(0.58)
Distributions from net realized gains	(0.96)	(1.02)	(0.37)	(0.49)	(0.65)

Total dividends and distributions	(1.72)	(1.69)	(0.97)	(1.06)	(1.23)

Net asset value, end of year	$50.75	$40.19	$43.94	$37.12	$34.32

Total return	30.68%	(4.91)%	21.02%	11.22%	0.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,777,876	$2,970,740	$3,264,301	$2,766,809	$2,493,237
Ratio of expenses to average net assets (f)	0.58%	0.58%	0.60%	0.61%	0.61%
Ratio of net investment income (loss) to average net assets (f)	1.55%	1.42%	1.43%	1.59%	1.62%
Portfolio turnover rate^	4%	3%	3%	5%	5%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$40.37	$44.14	$37.27	$34.46	$35.46

Income (loss) from investment operations:
Net investment income (loss) (e)	0.85	0.76	0.69	0.65	0.67
Net realized and unrealized gain (loss)	11.62	(2.73)	7.25	3.32	(0.35)

Total from investment operations	12.47	(1.97)	7.94	3.97	0.32

Less distributions:
Dividends from net investment income	(0.88)	(0.78)	(0.70)	(0.67)	(0.67)
Distributions from net realized gains	(0.96)	(1.02)	(0.37)	(0.49)	(0.65)

Total dividends and distributions	(1.84)	(1.80)	(1.07)	(1.16)	(1.32)

Net asset value, end of year	$51.00	$40.37	$44.14	$37.27	$34.46

Total return	31.01%	(4.69)%	21.34%	11.50%	0.99%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$354,605	$298,994	$341,989	$284,729	$275,928
Ratio of expenses to average net assets (f)	0.33%	0.33%	0.35%	0.36%	0.36%
Ratio of net investment income (loss) to average net assets (f)	1.80%	1.67%	1.68%	1.84%	1.88%
Portfolio turnover rate^	4%	3%	3%	5%	5%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	FIAM LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	31.09%	13.38%
Portfolio – Class K Shares*	31.41	13.66
S&P 500® Index	31.49	16.09

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 31.09% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 31.49% over the same period.

Portfolio Highlights

What helped performance during the year:

•	By design, security selection was the main driver of results for the Portfolio.

•

Contributors to performance included positive security selection in the health care and communication services sectors, specifically among pharmaceuticals, biotechnology & life sciences names and media & entertainment names.

•

Avoiding benchmark constituents and pharmaceutical giants Pfizer Inc. and Johnson & Johnson contributed to relative performance. Shares of Pfizer declined during the year, falling sharply at the end of July after the company posted weaker-than-expected second-quarter revenues and lowered full-year 2019 sales and earnings guidance. Despite reporting decent financial results throughout the year, Johnson & Johnson faced downward pressures related to muted sales growth, resulting from the divestment of its Diabetes Care business, the launch of generics, and adverse foreign exchange markets. Continuing legal battles further weighed on the stock, leading to its relative underperformance versus the index.

•

Another notable contributor to performance included the Portfolio’s overweight position in Google parent Alphabet, Inc. The stock gained 29% throughout the year thanks to the strength of improving growth in its Google online advertising business.

•

One of the top individual contributors for the period was an out-of-benchmark position in branch-based subprime consumer lender OneMain Holdings, Inc. During 2019, the company reported strong quarter after quarter results as receivables growth improved both the top and bottom of their customer funnel. Strong performance was compounded by continued category growth. Positive investor sentiment surrounded accelerated digital efforts as well as improved marketing and credit targeting models.

What hurt performance during the year:

•	Stock picking challenges across several sectors were the primary driver of underperformance for the period.

•

Materials was a key detractor. The positions in chemical maker The Chemours Co. and specialty chemical conglomerate DuPont de Nemours, Inc. detracted from relative performance. Shares of Chemours tumbled after the company reported a decline in earnings for the first quarter. Chemours cited lower demand for its titanium dioxide and refrigerant products as factors in its weaker-than-expected financial results. Shares of DuPont declined as the company spun off into three separate business units. Overall performance was negatively impacted by lower chemical prices and record flooding, which devastated crops and hampered product shipment.

•

Industrials was also a detractor. The overweight position in U.S. airline American Airlines Group, Inc. was a drag on relative performance. Negative investor sentiment relating to aircraft cancellations and the spike in oil prices weighed on the shares.

•	Among individual holdings, an overweight position in the global measurement and data analytics company Nielsen Holdings plc detracted from relative

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO (Unaudited)

performance. The company’s top-line remained challenged given volatile organic growth in their consulting and digital/analytics businesses. Long-tail cable channel compensation pricing, changing TV advertising workflows, and availability of alternative data weakened the company’s pricing power during the period.

Portfolio Positioning and Outlook — FIAM LLC

The Portfolio is a core large-cap U.S. equity strategy that is diversified across sectors, styles and nine sector portfolio managers. The Portfolio seeks to achieve consistent, repeatable alpha through stock selection. Consequently, the Portfolio takes a sector-neutral approach with active positions at the security and industry level in order to drive tracking error and have the risk and return profile driven primarily by stock selection. In line with our sector-neutral approach, there were no large deviations from the benchmark’s sector weightings at year end. As of December 31, the Portfolio’s average price-to-earnings ratio (IBES 1-Year Forecast) remained relatively in line with the benchmark, while the average expected earnings growth of our holdings was a bit higher and, in our view, more sustainable than that of the benchmark.

Our view continues to be that the global business cycle continues to mature, with the U.S. and most major economies in the late-cycle phase. China’s economy has stabilized, but a reacceleration from its growth recession has remained elusive. Overall, a global industrial and trade recession has shown few signs of abating, and it remains to be seen whether policy easing measures will prove sufficient to stimulate a sustained global reacceleration. We continue to believe that global economic momentum has peaked and that trade-policy friction is negatively influencing capital expenditures. Lastly, while monetary policymakers around the world have shifted to a more accommodative stance, some level of uncertainty about the effectiveness of the policy response remains.

Against this backdrop, we continue to favor companies that appear poised to deliver improving fundamentals and whose stocks are trading at what we believe to be attractive valuations. We remain confident in the Portfolio’s investment process, in which shareholders are supported by a team of sector-focused co-managers charged with adding value through security selection, as well as a group leader who is responsible for general team oversight, cash management and risk monitoring.

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	21.2%
Health Care	14.4
Financials	13.0
Industrials	10.7
Consumer Discretionary	10.1
Communication Services	9.8
Consumer Staples	7.1
Energy	4.3
Utilities	3.3
Real Estate	2.9
Materials	2.4
Repurchase Agreements	1.1
Exchange Traded Fund	0.1
Cash and Other	(0.4)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,110.50	$4.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43
Class K
Actual	1,000.00	1,111.90	3.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.08	3.16

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.8%)
Diversified Telecommunication Services (0.2%)
AT&T, Inc.	45,193	$1,766,142

Entertainment (3.5%)
Activision Blizzard, Inc.	228,581	13,582,283
DouYu International Holdings Ltd. (ADR)*	32,944	279,036
Electronic Arts, Inc.*	13,051	1,403,113
Netflix, Inc.*	14,868	4,810,839
Sea Ltd. (ADR) (x)*	18,479	743,225
Walt Disney Co. (The)	50,771	7,343,010

		28,161,506

Interactive Media & Services (5.7%)
Alphabet, Inc., Class A*	4,189	5,610,705
Alphabet, Inc., Class C*	14,906	19,929,620
ANGI Homeservices, Inc., Class A (x)*	80,700	683,529
Facebook, Inc., Class A*	84,251	17,292,518
Tencent Holdings Ltd.	29,680	1,430,618
Twitter, Inc.*	23,970	768,239
Wise Talent Information Technology Co. Ltd. (m)*	220,400	432,750

		46,147,979

Media (0.1%)
Altice USA, Inc., Class A*	22,334	610,612
Discovery, Inc., Class A (x)*	7,318	239,591
ViacomCBS, Inc.	7,663	321,616

		1,171,819

Wireless Telecommunication Services (0.3%)
Boingo Wireless, Inc.*	29,251	320,298
T-Mobile US, Inc.*	30,168	2,365,775

		2,686,073

Total Communication Services		79,933,519

Consumer Discretionary (10.1%)
Auto Components (0.2%)
Aptiv plc	20,900	1,984,873

Automobiles (0.3%)
General Motors Co.	77,500	2,836,500

Diversified Consumer Services (0.0%)
Afya Ltd., Class A (x)*	9,280	251,674

Hotels, Restaurants & Leisure (1.6%)
Domino’s Pizza, Inc.	5,200	1,527,656
McDonald’s Corp.	43,400	8,576,274
Royal Caribbean Cruises Ltd.	24,700	3,297,697

		13,401,627

Household Durables (0.3%)
Lennar Corp., Class A	36,500	2,036,335

Internet & Direct Marketing Retail (4.0%)
Alibaba Group Holding Ltd.*	17,500	465,331
Alibaba Group Holding Ltd. (ADR)*	17,683	3,750,564
Amazon.com, Inc.*	9,500	17,554,480
Booking Holdings, Inc.*	2,900	5,955,817
Etsy, Inc.*	26,500	1,173,950
Pinduoduo, Inc. (ADR)*	85,997	3,252,407
Wayfair, Inc., Class A (x)*	500	45,185

		32,197,734

Leisure Products (0.2%)
Brunswick Corp.	25,200	1,511,496

Multiline Retail (0.4%)
Dollar Tree, Inc.*	36,400	3,423,420

Specialty Retail (2.4%)
Burlington Stores, Inc.*	10,100	2,303,103
Home Depot, Inc. (The)	40,800	8,909,904
TJX Cos., Inc. (The)	83,000	5,067,980
Ulta Beauty, Inc.*	11,500	2,911,110

		19,192,097

Textiles, Apparel & Luxury Goods (0.7%)
NIKE, Inc., Class B	53,100	5,379,561

Total Consumer Discretionary		82,215,317

Consumer Staples (7.1%)
Beverages (2.2%)
Coca-Cola Co. (The)	146,000	8,081,100
Constellation Brands, Inc., Class A	12,500	2,371,875
Diageo plc	26,900	1,140,394
Keurig Dr Pepper, Inc.	44,700	1,294,065
Monster Beverage Corp.*	39,000	2,478,450
PepsiCo, Inc.	18,300	2,501,061

		17,866,945

Food & Staples Retailing (1.1%)
Costco Wholesale Corp.	4,800	1,410,816
Kroger Co. (The)	69,100	2,003,209
Performance Food Group Co.*	35,700	1,837,836
Walmart, Inc.	29,200	3,470,128

		8,721,989

Food Products (1.0%)
Bunge Ltd.	14,700	845,985
Conagra Brands, Inc.	15,500	530,720
Danone SA	12,200	1,011,302
JM Smucker Co. (The)	11,100	1,155,843
Mondelez International, Inc., Class A	85,500	4,709,340

		8,253,190

Household Products (1.6%)
Colgate-Palmolive Co.	47,900	3,297,436
Energizer Holdings, Inc. (x)	27,500	1,381,050
Procter & Gamble Co. (The)	68,500	8,555,650

		13,234,136

Personal Products (0.3%)
Coty, Inc., Class A	79,549	894,926
Edgewell Personal Care Co.*	11,800	365,328
Unilever NV	27,300	1,568,786

		2,829,040

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Tobacco (0.9%)
Altria Group, Inc.	31,900	$1,592,129
Philip Morris International, Inc.	62,800	5,343,652

		6,935,781

Total Consumer Staples		57,841,081

Energy (4.3%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	41,200	1,055,956
NCS Multistage Holdings, Inc.*	47,800	100,380
Oceaneering International, Inc.*	10,400	155,064

		1,311,400

Oil, Gas & Consumable Fuels (4.2%)
BP plc (ADR)	42,260	1,594,893
Brigham Minerals, Inc., Class A	32,700	701,088
Chevron Corp.	45,800	5,519,358
Devon Energy Corp.	35,900	932,323
Diamondback Energy, Inc.	13,600	1,262,896
EOG Resources, Inc.	38,700	3,241,512
Exxon Mobil Corp.	51,800	3,614,604
Falcon Minerals Corp.	76,800	542,208
Hess Corp.	13,600	908,616
Hess Midstream LP, Class A	12,200	276,696
Kimbell Royalty Partners LP	45,000	765,000
Magnolia Oil & Gas Corp., Class A (x)*	79,800	1,003,884
Marathon Petroleum Corp.	8,700	524,175
Noble Energy, Inc.	38,000	943,920
Parsley Energy, Inc., Class A	66,900	1,265,079
Phillips 66	26,500	2,952,365
Pioneer Natural Resources Co.	16,800	2,543,016
PrairieSky Royalty Ltd. (x)	23,900	280,310
Rattler Midstream LP	15,600	277,524
Suncor Energy, Inc.	60,200	1,973,056
Valero Energy Corp.	25,900	2,425,535
Viper Energy Partners LP	17,600	434,016

		33,982,074

Total Energy		35,293,474

Financials (12.9%)
Banks (5.1%)
Bank of America Corp.	396,100	13,950,642
Citigroup, Inc.	92,800	7,413,792
Eurobank Ergasias SA*	474,800	489,977
First Horizon National Corp.	41,600	688,896
Huntington Bancshares, Inc.	116,600	1,758,328
KeyCorp	92,100	1,864,104
M&T Bank Corp.	11,200	1,901,200
Signature Bank	10,700	1,461,727
Societe Generale SA	26,600	925,401
Synovus Financial Corp.	16,300	638,960
Truist Financial Corp.	50,154	2,824,673
Wells Fargo & Co.	146,700	7,892,460

		41,810,160

Capital Markets (1.6%)
BlackRock, Inc.	5,000	2,513,500
Cboe Global Markets, Inc.	27,800	3,336,000
E*TRADE Financial Corp.	26,500	1,202,305
Invesco Ltd.	41,800	751,564
Morgan Stanley	59,400	3,036,528
State Street Corp.	16,400	1,297,240
Virtu Financial, Inc., Class A (x)	63,400	1,013,766

		13,150,903

Consumer Finance (3.1%)
360 Finance, Inc. (ADR) (x)*	112,600	1,100,102
Ally Financial, Inc.	35,700	1,090,992
American Express Co.	30,900	3,846,741
Capital One Financial Corp.	109,500	11,268,645
OneMain Holdings, Inc.	105,288	4,437,890
Qudian, Inc. (ADR) (x)*	68,600	323,106
SLM Corp.	134,700	1,200,177
Synchrony Financial	45,500	1,638,455

		24,906,108

Diversified Financial Services (0.9%)
Berkshire Hathaway, Inc., Class A*	4	1,358,360
Berkshire Hathaway, Inc., Class B*	25,900	5,866,350

		7,224,710

Insurance (2.2%)
American International Group, Inc.	49,500	2,540,835
Hartford Financial Services Group, Inc. (The)	35,700	2,169,489
Marsh & McLennan Cos., Inc.	39,937	4,449,381
MetLife, Inc.	44,800	2,283,456
Travelers Cos., Inc. (The)	31,900	4,368,705
Willis Towers Watson plc	8,300	1,676,102

		17,487,968

Total Financials		104,579,849

Health Care (14.4%)
Biotechnology (2.5%)
Alexion Pharmaceuticals, Inc.*	20,947	2,265,418
Amgen, Inc.	37,396	9,015,054
Argenx SE (ADR)*	900	144,468
Biogen, Inc.*	2,800	830,844
Blueprint Medicines Corp.*	5,900	472,649
Global Blood Therapeutics, Inc.*	16,687	1,326,450
Sarepta Therapeutics, Inc.*	2,487	320,922
Vertex Pharmaceuticals, Inc.*	25,591	5,603,149

		19,978,954

Health Care Equipment & Supplies (3.6%)
Abbott Laboratories	74,637	6,482,970
Becton Dickinson and Co.	19,258	5,237,598
Boston Scientific Corp.*	158,700	7,176,414
Danaher Corp.	10,932	1,677,843
Haemonetics Corp.*	10,800	1,240,920
Hologic, Inc.*	10,583	552,539
Intuitive Surgical, Inc.*	7,300	4,315,395
Stryker Corp.	12,600	2,645,244
ViewRay, Inc. (x)*	51,400	216,908

		29,545,831

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Health Care Providers & Services (3.4%)
Cigna Corp.	16,500	$3,374,085
HCA Healthcare, Inc.	24,131	3,566,803
Humana, Inc.	16,100	5,900,972
Molina Healthcare, Inc.*	2,900	393,501
UnitedHealth Group, Inc.	49,100	14,434,418

		27,669,779

Health Care Technology (0.1%)
Change Healthcare, Inc. (x)*	38,200	626,098

Life Sciences Tools & Services (0.7%)
10X Genomics, Inc., Class A*	700	53,375
Thermo Fisher Scientific, Inc.	18,420	5,984,106

		6,037,481

Pharmaceuticals (4.1%)
AstraZeneca plc (ADR)	118,300	5,898,438
Bristol-Myers Squibb Co.	146,166	9,382,395
Eli Lilly & Co.	53,500	7,031,505
Horizon Therapeutics plc*	52,800	1,911,360
Roche Holding AG	20,628	6,692,697
Zoetis, Inc.	16,800	2,223,480

		33,139,875

Total Health Care		116,998,018

Industrials (10.7%)
Aerospace & Defense (1.1%)
Boeing Co. (The)	9,300	3,029,568
General Dynamics Corp.	5,000	881,750
Northrop Grumman Corp.	5,800	1,995,026
United Technologies Corp.	19,800	2,965,248

		8,871,592

Air Freight & Logistics (0.3%)
FedEx Corp.	12,300	1,859,883
United Parcel Service, Inc., Class B	3,100	362,886

		2,222,769

Airlines (0.5%)
American Airlines Group, Inc.	131,400	3,768,552

Construction & Engineering (0.9%)
AECOM*	139,900	6,033,887
Granite Construction, Inc.	57,140	1,581,064

		7,614,951

Electrical Equipment (0.9%)
Sensata Technologies Holding plc*	52,900	2,849,723
Sunrun, Inc.*	189,000	2,610,090
Vivint Solar, Inc. (x)*	218,560	1,586,746

		7,046,559

Industrial Conglomerates (1.9%)
3M Co.	13,300	2,346,386
General Electric Co.	1,103,300	12,312,828
Honeywell International, Inc.	4,900	867,300

		15,526,514

Machinery (0.7%)
Allison Transmission Holdings, Inc.	34,300	1,657,376
Caterpillar, Inc.	5,400	797,472
WABCO Holdings, Inc.*	23,186	3,141,703

		5,596,551

Marine (0.4%)
AP Moller – Maersk A/S, Class B	1,973	2,845,543

Professional Services (1.0%)
Nielsen Holdings plc	398,481	8,089,164

Road & Rail (2.4%)
CSX Corp.	33,000	2,387,880
Lyft, Inc., Class A*	52,241	2,247,408
Norfolk Southern Corp.	36,000	6,988,680
Uber Technologies, Inc.*	224,600	6,679,604
Union Pacific Corp.	8,600	1,554,794

		19,858,366

Trading Companies & Distributors (0.6%)
HD Supply Holdings, Inc.*	126,000	5,067,720

Total Industrials		86,508,281

Information Technology (21.2%)
Communications Equipment (0.1%)
CommScope Holding Co., Inc.*	32,500	461,175
Telefonaktiebolaget LM Ericsson (ADR)	78,700	690,986

		1,152,161

Electronic Equipment, Instruments & Components (0.3%)
Flex Ltd.*	157,213	1,984,028
II-VI, Inc.*	13,000	437,710
Jabil, Inc.	10,000	413,300

		2,835,038

IT Services (3.3%)
Cognizant Technology Solutions Corp., Class A	14,100	874,482
DXC Technology Co.	7,600	285,684
Fastly, Inc., Class A (x)*	42,874	860,481
Fidelity National Information Services, Inc.	41,400	5,758,326
FleetCor Technologies, Inc.*	1,200	345,264
Genpact Ltd.	26,800	1,130,156
Global Payments, Inc.	9,600	1,752,576
GoDaddy, Inc., Class A*	20,500	1,392,360
GreenSky, Inc., Class A (x)*	89,300	794,770
International Business Machines Corp.	1,900	254,676
MongoDB, Inc. (x)*	21,500	2,829,615
Pagseguro Digital Ltd., Class A (x)*	45,900	1,567,944
PayPal Holdings, Inc.*	39,000	4,218,630
Square, Inc., Class A*	23,600	1,476,416
Twilio, Inc., Class A*	29,300	2,879,604
Verra Mobility Corp.*	34,800	486,852

		26,907,836

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Semiconductors & Semiconductor Equipment (4.6%)
Advanced Micro Devices, Inc.*	39,900	$1,829,814
Analog Devices, Inc.	5,300	629,852
Applied Materials, Inc.	46,600	2,844,464
Broadcom, Inc.	2,000	632,040
Lam Research Corp.	3,200	935,680
Marvell Technology Group Ltd.	104,700	2,780,832
Mellanox Technologies Ltd.*	6,400	749,952
Microchip Technology, Inc.	9,000	942,480
Micron Technology, Inc.*	140,800	7,572,224
NVIDIA Corp.	22,000	5,176,600
NXP Semiconductors NV	50,600	6,439,356
ON Semiconductor Corp.*	74,730	1,821,917
Qorvo, Inc.*	4,600	534,658
QUALCOMM, Inc.	35,700	3,149,811
Sanken Electric Co. Ltd.	11,000	339,653
Skyworks Solutions, Inc.	4,800	580,224
Xilinx, Inc.	1,483	144,993

		37,104,550

Software (7.8%)
Adobe, Inc.*	16,200	5,342,922
Autodesk, Inc.*	50,600	9,283,076
Citrix Systems, Inc.	6,400	709,760
Cloudflare, Inc., Class A (x)*	17,100	291,726
Elastic NV*	29,000	1,864,700
Everbridge, Inc.*	5,100	398,208
HubSpot, Inc.*	4,000	634,000
LivePerson, Inc. (x)*	55,000	2,035,000
Microsoft Corp.	175,300	27,644,810
NortonLifeLock, Inc.	64,500	1,646,040
Pluralsight, Inc., Class A*	17,800	306,338
PTC, Inc.*	2,300	172,247
RealPage, Inc.*	4,400	236,500
RingCentral, Inc., Class A*	2,200	371,074
salesforce.com, Inc.*	44,400	7,221,216
ShotSpotter, Inc. (x)*	5,819	148,385
SS&C Technologies Holdings, Inc.	12,400	761,360
SVMK, Inc.*	40,830	729,632
Talend SA (ADR) (x)*	8,200	320,702
Varonis Systems, Inc.*	8,000	621,680
Workday, Inc., Class A*	7,300	1,200,485
Workiva, Inc.*	5,500	231,275
Yext, Inc.*	13,500	194,670
Zendesk, Inc.*	7,400	567,062

		62,932,868

Technology Hardware, Storage & Peripherals (5.1%)
Apple, Inc.	124,600	36,588,790
Pure Storage, Inc., Class A*	42,300	723,753
Samsung Electronics Co. Ltd.	8,200	395,659
Western Digital Corp.	56,800	3,605,096

		41,313,298

Total Information Technology		172,245,751

Materials (2.4%)
Chemicals (1.2%)
Air Products & Chemicals, Inc.	7,232	1,699,448
Amyris, Inc. (x)*	175,700	542,913
CF Industries Holdings, Inc.	18,186	868,200
Ecolab, Inc.	4,567	881,385
FMC Corp.	8,800	878,416
Innospec, Inc.	6,321	653,844
LG Chem Ltd.*	1,660	455,748
Linde plc	8,328	1,773,031
LyondellBasell Industries NV, Class A	7,734	730,708
Sherwin-Williams Co. (The)	1,407	821,041
Tronox Holdings plc, Class A	49,361	563,703

		9,868,437

Construction Materials (0.2%)
Martin Marietta Materials, Inc.	3,143	878,909
Summit Materials, Inc., Class A*	35,009	836,715

		1,715,624

Containers & Packaging (0.3%)
Avery Dennison Corp.	6,296	823,642
Crown Holdings, Inc.*	21,559	1,563,890

		2,387,532

Metals & Mining (0.7%)
Commercial Metals Co.	29,700	661,419
Freeport-McMoRan, Inc.	117,854	1,546,245
Kaiser Aluminum Corp.	5,381	596,699
Newmont Goldcorp Corp.	33,352	1,449,144
Reliance Steel & Aluminum Co.	7,137	854,727

		5,108,234

Total Materials		19,079,827

Real Estate (2.9%)
Equity Real Estate Investment Trusts (REITs) (2.8%)
Alexandria Real Estate Equities, Inc. (REIT)	9,600	1,551,168
American Homes 4 Rent (REIT), Class A	18,900	495,369
American Tower Corp. (REIT)	23,800	5,469,716
Corporate Office Properties Trust (REIT)	35,100	1,031,238
CubeSmart LP (REIT)	21,700	683,116
Digital Realty Trust, Inc. (REIT)	13,500	1,616,490
Equinix, Inc. (REIT)	3,400	1,984,580
Equity LifeStyle Properties, Inc. (REIT)	8,900	626,471
Front Yard Residential Corp. (REIT)	64,400	794,696
Omega Healthcare Investors, Inc. (REIT)	7,200	304,920
PotlatchDeltic Corp. (REIT)	13,300	575,491
Prologis, Inc. (REIT)	30,800	2,745,512
Public Storage (REIT)	5,400	1,149,984
Simon Property Group, Inc. (REIT)	1,900	283,024
STORE Capital Corp. (REIT)	10,100	376,124
Welltower, Inc. (REIT)	20,200	1,651,956
Weyerhaeuser Co. (REIT)	33,700	1,017,740

		22,357,595

Real Estate Management & Development (0.1%)
Cushman & Wakefield plc*	55,400	1,132,376

Total Real Estate		23,489,971

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Utilities (3.3%)
Electric Utilities (2.1%)
Edison International	35,200	$2,654,432
Entergy Corp.	19,000	2,276,200
Evergy, Inc.	19,400	1,262,746
Exelon Corp.	69,600	3,173,064
FirstEnergy Corp.	31,800	1,545,480
NextEra Energy, Inc.	19,200	4,649,472
PPL Corp.	13,175	472,719
Southern Co. (The)	7,700	490,490

		16,524,603

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	7,500	149,250
NRG Energy, Inc.	14,800	588,300
Sunnova Energy International, Inc.*	18,400	205,344

		942,894

Multi-Utilities (1.1%)
CenterPoint Energy, Inc.	9,600	261,792
Dominion Energy, Inc.	55,487	4,595,433
Public Service Enterprise Group, Inc.	11,500	679,075
Sempra Energy	22,200	3,362,856

		8,899,156

Total Utilities		26,366,653

Total Common Stocks (99.1%) (Cost $694,971,344)		804,551,741

EXCHANGE TRADED FUND (ETF):
Equity (0.1%)
iShares Core S&P 500 ETF	2,000	646,480

Total Exchange Traded Fund (0.1%) (Cost $610,357)		646,480

MASTER LIMITED PARTNERSHIPS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Black Stone Minerals LP	25,500	324,360

Total Energy		324,360

Financials (0.1%)
Capital Markets (0.1%)
Apollo Global Management, Inc.	21,700	1,035,307

Total Financials		1,035,307

Total Master Limited Partnerships (0.1%) (Cost $1,154,029)		1,359,667

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Bristol-Myers Squibb Co., CVR* (Cost $42,890)	20,136	60,610

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.1%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $7,269,012, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $7,413,694. (xx)	$7,268,326	7,268,326
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,300,402, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,326,000. (xx)	1,300,000	1,300,000

Total Repurchase Agreements		8,568,326

Total Short-Term Investments (1.1%) (Cost $8,568,326)		8,568,326

Total Investments in Securities (100.4%) (Cost $705,346,946)		815,186,824
Other Assets Less Liabilities (-0.4%)		(3,169,885)

Net Assets (100%)		$812,016,939

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $432,750 or 0.1% of net assets.

(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $11,782,951. This was collateralized by $3,636,200 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/9/20 - 2/15/49 and by cash of $8,568,326 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
JPY	— Japanese Yen
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	6,224	JPY	681,575	Brown Brothers Harriman & Co.	1/6/2020	(49)

Net unrealized depreciation						(49)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$78,070,151	$1,863,368	$—	$79,933,519
Consumer Discretionary	81,749,986	465,331	—	82,215,317
Consumer Staples	54,120,599	3,720,482	—	57,841,081
Energy	35,293,474	—	—	35,293,474
Financials	103,164,471	1,415,378	—	104,579,849
Health Care	110,305,321	6,692,697	—	116,998,018
Industrials	83,662,738	2,845,543	—	86,508,281
Information Technology	171,510,439	735,312	—	172,245,751
Materials	18,624,079	455,748	—	19,079,827
Real Estate	23,489,971	—	—	23,489,971
Utilities	26,366,653	—	—	26,366,653
Exchange Traded Fund	646,480	—	—	646,480
Master Limited Partnerships
Energy	324,360	—	—	324,360
Financials	1,035,307	—	—	1,035,307
Rights
Health Care	60,610	—	—	60,610
Short-Term Investments
Repurchase Agreements	—	8,568,326	—	8,568,326

Total Assets	$788,424,639	$26,762,185	$—	$815,186,824

Liabilities:
Forward Currency Contracts	$—	$(49)	$—	$(49)

Total Liabilities	$—	$(49)	$—	$(49)

Total	$788,424,639	$26,762,136	$—	$815,186,775

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Liability Derivatives	Fair Value
Foreign exchange contracts	Payables	$(49)

Total		$(49)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$2,273	$2,273

Total	$2,273	$2,273

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(49)	$(49)

Total	$(49)	$(49)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $100,000 for two months during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Brown Brothers Harriman & Co.	$49	$—	$—	$49

Total	$49	$—	$—	$49

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 8%)*	$530,972,855
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 7%)*	$567,319,464

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$120,117,140
Aggregate gross unrealized depreciation	(11,421,045)

Net unrealized appreciation	$108,696,095

Federal income tax cost of investments in securities and derivative instruments, if applicable	$706,490,680

For the year ended December 31, 2019, the Portfolio incurred approximately $62,932 as brokerage commissions with National Financial Services LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $696,778,620)	$806,618,498
Repurchase Agreements (Cost $8,568,326)	8,568,326
Cash	4,723,383
Foreign cash (Cost $192,733)	197,483
Receivable for securities sold	1,401,054
Dividends, interest and other receivables	564,454
Receivable for Portfolio shares sold	128,487
Securities lending income receivable	10,425
Other assets	4,115

Total assets	822,216,225

LIABILITIES
Payable for return of collateral on securities loaned	8,568,326
Payable for Portfolio shares redeemed	555,718
Payable for securities purchased	463,417
Investment management fees payable	310,303
Distribution fees payable – Class IB	169,068
Administrative fees payable	64,675
Unrealized depreciation on forward foreign currency contracts	49
Accrued expenses	67,730

Total liabilities	10,199,286

NET ASSETS	$812,016,939

Net assets were comprised of:
Paid in capital	$705,353,948
Total distributable earnings (loss)	106,662,991

Net assets	$812,016,939

Class IB
Net asset value, offering and redemption price per share, $810,059,187 / 20,319,857 shares outstanding (unlimited amount authorized: $0.01 par value)	$39.87

Class K
Net asset value, offering and redemption price per share, $1,957,752 / 47,730 shares outstanding (unlimited amount authorized: $0.01 par value)	$41.02

(x)	Includes value of securities on loan of $11,782,951.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $68,970 foreign withholding tax)	$12,968,864
Interest	160,379
Securities lending (net)	124,403

Total income	13,253,646

EXPENSES
Investment management fees	4,027,077
Distribution fees – Class IB	1,860,657
Administrative fees	713,046
Offering costs	119,057
Custodian fees	101,000
Professional fees	80,730
Printing and mailing expenses	63,133
Trustees’ fees	23,461
Tax expense	3,726
Miscellaneous	18,411

Gross expenses	7,010,298
Less: Waiver from investment manager	(516,296)

Net expenses	6,494,002

NET INVESTMENT INCOME (LOSS)	6,759,644

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	10,372,088
Forward foreign currency contracts	2,273
Foreign currency transactions	(6,616)

Net realized gain (loss)	10,367,745

Change in unrealized appreciation (depreciation) on:
Investments in securities	181,768,910
Forward foreign currency contracts	(49)
Foreign currency translations	6,836

Net change in unrealized appreciation (depreciation)	181,775,697

NET REALIZED AND UNREALIZED GAIN (LOSS)	192,143,442

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$198,903,086

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,759,644	$1,532,278
Net realized gain (loss)	10,367,745	(13,888,251)
Net change in unrealized appreciation (depreciation)	181,775,697	(71,929,410)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	198,903,086	(84,285,383)

Distributions to shareholders:
Class IB	(7,140,891)	(1,723,710)
Class K	(20,943)	(13,350)

Total distributions to shareholders	(7,161,834)	(1,737,060)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 956,296 and 2,213,438 shares, respectively ]	33,923,401	76,101,055
Capital shares sold in-kind (Note 8) [ 0 and 19,574,363 shares, respectively ]	—	679,034,658
Capital shares issued in reinvestment of dividends [ 183,271 and 53,228 shares, respectively ]	7,140,891	1,723,710
Capital shares repurchased [ (2,161,441) and (499,298) shares, respectively ]	(77,147,902)	(16,394,039)

Total Class IB transactions	(36,083,610)	740,465,384

Class K
Capital shares sold [ 139 and 13,463 shares, respectively ]	4,728	473,530
Capital shares sold in-kind (Note 8) [ 0 and 125,916 shares, respectively ]	—	4,491,429
Capital shares issued in reinvestment of dividends [ 522 and 401 shares, respectively ]	20,943	13,350
Capital shares repurchased [ (91,505) and (1,206) shares, respectively ]	(3,048,024)	(39,600)

Total Class K transactions	(3,022,353)	4,938,709

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(39,105,963)	745,404,093

TOTAL INCREASE (DECREASE) IN NET ASSETS	152,635,289	659,381,650
NET ASSETS:
Beginning of period	659,381,650	—

End of period	$812,016,939	$659,381,650

* Commencement of Operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$30.69		$34.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.32		0.07
Net realized and unrealized gain (loss)	9.21		(3.99)

Total from investment operations	9.53		(3.92)

Less distributions:
Dividends from net investment income	(0.35)		(0.08)

Net asset value, end of period	$39.87		$30.69

Total return (b)	31.09%		(11.31)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$810,059		$655,008
Ratio of expenses to average net assets:
After waivers (a)(f)	0.87	%(j)	0.87	%(j)
Before waivers (a)(f)	0.94%		0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.90%		1.12	%(l)
Before waivers (a)(f)	0.84%		1.03	%(l)
Portfolio turnover rate^	72%		88	%(z)

Class K	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$31.56		$35.67

Income (loss) from investment operations:
Net investment income (loss) (e)	0.41		0.09
Net realized and unrealized gain (loss)	9.49		(4.10)

Total from investment operations	9.90		(4.01)

Less distributions:
Dividends from net investment income	(0.44)		(0.10)

Net asset value, end of period	$41.02		$31.56

Total return (b)	31.41%		(11.26)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,958		$4,373
Ratio of expenses to average net assets:
After waivers (a)(f)	0.62	%(j)	0.62	%(j)
Before waivers (a)(f)	0.69%		0.70%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.13%		1.37	%(l)
Before waivers (a)(f)	1.06%		1.28	%(l)
Portfolio turnover rate^	72%		88	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.87% for Class IB and 0.62% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	First Trust Advisors L.P.

PERFORMANCE RESULTS

Total Returns as of 12/31/19

Since Incept.
Portfolio – Class IB Shares*	13.55%
Portfolio – Class K Shares*	13.80
EQ/First Trust Moderate Growth Allocation Index	15.01
S&P 500® Index	21.73
Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index	11.35

* Date of inception 2/1/19. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.55% for the period ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/First Trust Moderate Growth Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which returned 15.01%, 21.73% and 11.35%, respectively.

Asset Class Overview

The S&P 500 (“equity markets”) rallied strongly, returning 31.49% during the calendar year and 21.73% since the Portfolio’s inception on 2/1/2019. The foundations for the rally were laid in the fourth quarter of 2018, as the Federal Reserve, in response to nascent signs of a slowing U.S. economy and the fourth quarter 2018 equity sell-off, reversed course and announced a pause in the short-term rate increases and a likely easing of rates in 2019. Markets responded enthusiastically to the policy change. The months of May through August brought increased trade-war uncertainty between China and the U.S., as President Trump announced new tariff’s in May and June and China responded accordingly. Equity markets during this period were flat. Bonds, on the other hand, rallied strongly as the Federal Reserve completed its policy reversal and lowered short-term rates on July 31st, and hinted strongly at additional rate cuts to come in 2019. As summer faded into fall, the trade war rhetoric also faded away. By December, a trade deal “light” appeared to be in place between the U.S. and China and the Federal Reserve had cut short term rates two additional times. Equity markets showed their approval with a rally from August through December.

Portfolio Highlights

What helped performance since inception:

•	During the performance period, all asset classes included in the benchmark had positive returns.

•	The Portfolio was positioned at approximately benchmark weightings throughout the year (not including any hedging periods).

•	Relative performance versus the benchmark was helped by the iShares Core MSCI EAFE ETF outperforming the MSCI EAFE Net Total return index during the performance period.

What hurt performance since inception:

•

The volatility hedge reduced total returns by a small amount in August, as the hedge was implemented during a brief period of heightened volatility. The market quickly recovered and volatility subsided, resulting in the hedge being removed but not before total returns on a relative basis were reduced.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio held futures during the performance period as a long allocation to large cap U.S. equities. The long positions added value during the performance period, boosting overall Portfolio returns on an absolute basis. On a relative basis versus the benchmark, they had a negligible return impact.

Portfolio Positioning and Outlook — First Trust Advisors L.P

At year end, the Portfolio was positioned at benchmark weight. The expected Portfolio volatility and the expected weighted average equity volatilities were below the Portfolio thresholds; however, the Portfolio Management team is closely monitoring the markets for higher levels of

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

volatility. Potential sources of that volatility in the future are unexpected developments in the impeachment process, a U.S. election in full process, and a potentially overstretched market which has rallied on an anticipation of earnings growth which may not materialize.

Portfolio Characteristics As of December 31, 2019
Weighted Average Life (Years)	7.40
Weighted Average Coupon (%)	3.80
Weighted Average Modified Duration (Years)*	6.20
Weighted Average Rating**	BBB+

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2019	% of Net Assets
Exchange Traded Funds	98.3%
Investment Company	1.1
Cash and Other	0.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,061.20	$5.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.52	5.74
Class K
Actual	1,000.00	1,062.50	4.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.77	4.49

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.13% and 0.88%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (58.7%)
iShares Core MSCI EAFE ETF	63,124	$4,118,210
iShares Core S&P Mid-Cap ETF	19,910	4,097,876
iShares Russell 2000 ETF	24,765	4,102,817
SPDR S&P 500 ETF Trust	4,480	1,441,933
Vanguard S&P 500 ETF	23,841	7,052,168

Total Equity		20,813,004

Fixed Income (39.6%)
Vanguard Intermediate-Term Corporate Bond ETF	153,990	14,063,907

Total Exchange Traded Funds (98.3%) (Cost $32,734,585)		34,876,911

SHORT-TERM INVESTMENT:
Investment Company (1.1%)
JPMorgan Prime Money Market Fund, IM Shares	401,996	402,116

Total Short-Term Investment (1.1%) (Cost $402,140)		402,116

Total Investments in Securities (99.4%) (Cost $33,136,725)		35,279,027
Other Assets Less Liabilities (0.6%)		200,423

Net Assets (100%)		$35,479,450

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	2	3/2020	USD	323,110	8,497

					8,497

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$34,876,911	$—	$—	$34,876,911
Futures	8,497	—	—	8,497
Short-Term Investment
Investment Company	402,116	—	—	402,116

Total Assets	$35,287,524	$—	$—	$35,287,524

Total Liabilities	$—	$—	$—	$—

Total	$35,287,524	$—	$—	$35,287,524

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$8,497	*

Total		$8,497

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$16,562	$16,562

Total	$16,562	$16,562

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$8,497	$8,497

Total	$8,497	$8,497

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $310,000 for four months during the period ended December 31, 2019.

Investment security transactions for the period ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$40,609,084
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$7,984,433

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,120,287
Aggregate gross unrealized depreciation	(24)

Net unrealized appreciation	$2,120,263

Federal income tax cost of investments in securities and derivative instruments, if applicable	$33,167,261

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $33,136,725)	$35,279,027
Cash	299,999
Receivable for Portfolio shares sold	152,088
Due from Custodian	138,395
Due from broker for futures variation margin	50,147
Dividends, interest and other receivables	7,454
Deferred offering cost	1,570
Other assets	3,519

Total assets	35,932,199

LIABILITIES
Payable for securities purchased	401,743
Distribution fees payable – Class IB	4,819
Administrative fees payable	486
Payable for Portfolio shares redeemed	46
Trustees’ fees payable	9
Accrued expenses	45,646

Total liabilities	452,749

NET ASSETS	$35,479,450

Net assets were comprised of:
Paid in capital	$33,321,513
Total distributable earnings (loss)	2,157,937

Net assets	$35,479,450

Class IB
Net asset value, offering and redemption price per share, $24,217,537 / 2,165,152 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.19

Class K
Net asset value, offering and redemption price per share, $11,261,913 / 1,006,793 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.19

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2019*

INVESTMENT INCOME
Dividends	$552,660
Interest	5,400

Total income	558,060

EXPENSES
Investment management fees	146,870
Professional fees	61,697
Administrative fees	29,813
Distribution fees – Class IB	21,773
Printing and mailing expenses	21,688
Offering costs	16,907
Custodian fees	6,900
Trustees’ fees	423
Tax expense	369
Miscellaneous	1,220

Gross expenses	307,660
Less: Waiver from investment manager	(125,658)

Net expenses	182,002

NET INVESTMENT INCOME (LOSS)	376,058

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	109,899
Futures contracts	16,562

Net realized gain (loss)	126,461

Change in unrealized appreciation (depreciation) on:
Investments in securities	2,142,302
Futures contracts	8,497

Net change in unrealized appreciation (depreciation)	2,150,799

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,277,260

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,653,318

*	The Portfolio commenced operations on February 1, 2019.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

February 1, 2019* to December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$376,058
Net realized gain (loss)	126,461
Net change in unrealized appreciation (depreciation)	2,150,799

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,653,318

Distributions to shareholders:
Class IB	(327,403)
Class K	(185,922)

Total distributions to shareholders	(513,325)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,191,726 shares]	23,543,364
Capital shares issued in reinvestment of dividends and distributions [ 29,571 shares]	327,403
Capital shares repurchased [ (56,145) shares]	(617,232)

Total Class IB transactions	23,253,535

Class K
Capital shares sold [ 990,000 shares]	9,900,000
Capital shares issued in reinvestment of dividends and distributions [ 16,793 shares]	185,922

Total Class K transactions	10,085,922

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	33,339,457

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,479,450
NET ASSETS:
Beginning of period	—

End of period	$35,479,450

* Commencement of Operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20
Net realized and unrealized gain (loss)	1.16

Total from investment operations	1.36

Less distributions:
Dividends from net investment income	(0.12)
Distributions from net realized gains	(0.05)

Total dividends and distributions	(0.17)

Net asset value, end of period	$11.19

Total return (b)	13.55%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$24,218
Ratio of expenses to average net assets:
After waivers (a)(f)	1.13	%(j)
Before waivers (a)(f)	1.74%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.04	%(l)
Before waivers (a)(f)	1.44	%(l)
Portfolio turnover rate^	40	%(z)

Class K	February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20
Net realized and unrealized gain (loss)	1.18

Total from investment operations	1.38

Less distributions:
Dividends from net investment income	(0.14)
Distributions from net realized gains	(0.05)

Total dividends and distributions	(0.19)

Net asset value, end of period	$11.19

Total return (b)	13.80%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,262
Ratio of expenses to average net assets:
After waivers (a)(f)	0.87	%(j)
Before waivers (a)(f)	1.58%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.04	%(l)
Before waivers (a)(f)	1.33	%(l)
Portfolio turnover rate^	40	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	16.65%	5.63%	7.13%
Portfolio – Class IB Shares	16.53	5.63	7.07
Portfolio – Class K Shares*	16.82	5.88	7.71
50% Volatility Managed Index - Large Cap Core/50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	18.44	7.07	8.16
S&P 500® Index	31.49	11.70	13.56
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.80	2.57	3.05

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 16.53% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the 50% Volatility Managed Index - Large Cap Core/50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 18.44%, 31.49% and 6.80%, respectively.

Portfolio Highlights

During the year, the Portfolio’s asset mix shifted toward a modestly more defensive positioning as we saw valuations creep higher and we structured the Portfolio for an increased level of uncertainty going forward. The movement toward a more defensive positioning in equities, and an increased exposure to higher credit quality in the fixed income allocation has been undertaken with a sharp focus on preserving yield and positioning the Portfolio to be nimble to take advantage of dislocations that may arise going forward.

What helped performance during the year:

•	Equity market performance was strong. The advance in the equity markets during the period was broad-based, and every sector was a positive contributor to performance.

•	Leading equity sector contributors to performance included information technology (IT), utilities and financials.

•	The Portfolio’s leading individual contributors included utilities holdings of The Southern Company and Sempra Energy, which benefited from declining interest rates.

•	In IT, personal computer manufacturer Apple, Inc. and software and services provider Microsoft Corp. outpaced equity market returns.

•	Consumer discretionary holdings of discount retailer Target Corp. also notably contributed to performance.

•	Declining credit spreads and lower interest rates throughout the period led to positive performance from the Portfolio’s fixed income holdings.

•	All fixed income sectors contributed positively to performance, excluding energy.

•	Notable fixed income sector outperformers were health care, communication services and financials.

•

Holdings of U.S. Treasury securities boosted returns during the period, as did holdings of hospital management companies Community Health Systems, Inc. and Tenet Healthcare Corp. amid improving fundamentals and modest deleveraging.

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO (Unaudited)

What hurt performance during the year:

•	Fixed income performance was affected by the energy sector, which struggled with rising credit spreads during the period.

•	Oil field service and equipment company Weatherford International was hurt by weakening demand for its services.

•	Oil and gas exploration and production company Chesapeake Energy, which faced challenges in part due to lower expectations for commodity oil and gas prices going forward, also hindered performance.

•	Global specialty pharmaceutical company Mallinckrodt Pharmaceuticals was a notable detractor due in part to concerns about potential liabilities related to opioid settlements.

•

Energy holdings were the primary individual company detractors in the equity allocation, including Weatherford International Ltd., mentioned above, as well as Occidental Petroleum Corp., which suffered amid a recent acquisition and falling crude oil prices.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark.

Portfolio Positioning and Outlook — Franklin Advisers, Inc.

In our pursuit of attractive, current income, while maintaining prospects for capital appreciation, we held a diversified mix of securities in our multi-asset income strategies, including common stocks, preferred stocks, equity-linked securities, government debt securities, investment-grade and high-yield corporate bonds and floating-rate corporate term loans at period end.

In regard to key risks in our outlook, the Federal Reserve and other central bank policymakers may be reaching the limits of monetary policy effectiveness, and we question whether the political will exists to increase the role of fiscal policy in their mandates. Additionally, the U.S. presidential election cycle is likely to intensify partisan rhetoric and may foster elevated market uncertainty with an increased focus on the policy implications of potential candidates’ stated agendas. We continue to believe that navigating the challenges 2020 presents will require active and nimble management.

While we continue to see risks on the horizon, we also continue to find what we believe to be attractive opportunities across a wide range of asset classes and securities that are capable of generating attractive income, while also offering the potential for long-term capital appreciation.

Sector Weightings as of December 31, 2019	% of Net Assets
U.S. Treasury Obligations	20.0%
Health Care	14.2
Financials	10.7
Information Technology	8.4
Investment Company	6.5
Energy	6.5
Communication Services	5.4
Consumer Discretionary	4.4
Utilities	4.1
Consumer Staples	4.1
Industrials	3.1
Materials	2.7
Real Estate	1.5
Mortgage-Backed Securities	1.5
Repurchase Agreements	1.4
Supranational	0.6
Foreign Government Securities	0.6
U.S. Government Agency Securities	0.5
Municipal Bonds	0.1
Asset-Backed Security	0.0 #
Cash and Other	3.7

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO (Unaudited)

paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,053.60	$5.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.93	5.33
Class IB
Actual	1,000.00	1,053.60	5.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.93	5.33
Class K
Actual	1,000.00	1,055.20	4.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.19	4.06

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.05%, 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Security (0.0%)
American Airlines Pass-Through Trust,
Series 2013-2 A 4.950%, 1/15/23	$99,322	$103,565

Total Asset-Backed Security		103,565

Corporate Bonds (24.6%)
Communication Services (2.7%)
Diversified Telecommunication Services (0.4%)
AT&T, Inc. 3.000%, 2/15/22	100,000	102,036
3.800%, 3/15/22	100,000	103,821
3.000%, 6/30/22	75,000	76,770
4.450%, 4/1/24	150,000	162,799
3.950%, 1/15/25	100,000	107,486
3.400%, 5/15/25	250,000	261,664
4.350%, 3/1/29	150,000	167,836
CCO Holdings LLC 5.125%, 2/15/23	2,000,000	2,028,640
5.500%, 5/1/26§	900,000	943,524
Telefonica Emisiones SA 4.570%, 4/27/23	150,000	161,385
Verizon Communications, Inc. 2.450%, 11/1/22	200,000	202,874
3.376%, 2/15/25	249,000	263,227
4.125%, 3/16/27	250,000	277,888

		4,859,950

Entertainment (0.3%)
AMC Entertainment Holdings, Inc. 5.875%, 11/15/26	600,000	540,972
NBCUniversal Media LLC 4.375%, 4/1/21	300,000	309,332
Netflix, Inc. 4.375%, 11/15/26	1,000,000	1,025,000
4.875%, 4/15/28	1,500,000	1,558,125
TWDC Enterprises 18 Corp. 2.300%, 2/12/21 (x)	105,000	105,693
Walt Disney Co. (The) 3.000%, 9/15/22	150,000	154,600

		3,693,722

Media (1.0%)
Charter Communications Operating LLC 4.908%, 7/23/25	100,000	109,719
4.200%, 3/15/28	150,000	159,578
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	25,000	30,205
Comcast Corp. 3.375%, 8/15/25	100,000	106,042
3.300%, 2/1/27	150,000	158,801
4.150%, 10/15/28	150,000	169,108
Discovery Communications LLC 2.950%, 3/20/23	250,000	254,224
3.900%, 11/15/24	150,000	159,743
DISH DBS Corp. 5.000%, 3/15/23	5,600,000	5,723,760
Interpublic Group of Cos., Inc. (The) 4.200%, 4/15/24	150,000	161,380
Omnicom Group, Inc. 3.600%, 4/15/26	150,000	157,741
Time Warner Cable LLC 4.000%, 9/1/21	100,000	101,625
Univision Communications, Inc. 5.125%, 5/15/23§	3,500,000	3,500,000
ViacomCBS, Inc. 3.375%, 3/1/22	200,000	204,915
4.250%, 9/1/23	100,000	106,251
WPP Finance 2010 3.750%, 9/19/24	100,000	105,259

		11,208,351

Wireless Telecommunication Services (1.0%)
Sprint Communications, Inc. 7.000%, 8/15/20	1,000,000	1,021,250
11.500%, 11/15/21	2,500,000	2,856,250
6.000%, 11/15/22	2,500,000	2,621,875
Sprint Corp. 7.875%, 9/15/23	1,200,000	1,323,000
7.625%, 3/1/26	1,000,000	1,101,550
Sprint Spectrum Co. LLC 5.152%, 3/20/28§	1,500,000	1,635,000
Vodafone Group plc 4.375%, 5/30/28	250,000	277,851

		10,836,776

Total Communication Services		30,598,799

Consumer Discretionary (1.2%)
Auto Components (0.0%)
Aptiv Corp. 4.150%, 3/15/24	75,000	79,459
Lear Corp. 4.250%, 5/15/29	50,000	51,364

		130,823

Automobiles (0.4%)
Ford Motor Co. 4.346%, 12/8/26	2,150,000	2,210,200
General Motors Co. 5.150%, 4/1/38	2,000,000	2,041,252

		4,251,452

Hotels, Restaurants & Leisure (0.4%)
Golden Nugget, Inc. 6.750%, 10/15/24§	300,000	310,524
Marriott International, Inc.
Series N 3.125%, 10/15/21	250,000	253,290
McDonald’s Corp. 3.625%, 5/20/21	150,000	153,397
3.700%, 1/30/26	200,000	214,416
Sands China Ltd. 5.125%, 8/8/25	200,000	220,500
Starbucks Corp. 4.000%, 11/15/28	100,000	110,718

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Wynn Las Vegas LLC 5.500%, 3/1/25§	$2,000,000	$2,144,940
5.250%, 5/15/27§	1,000,000	1,059,910

		4,467,695

Household Durables (0.3%)
Leggett & Platt, Inc. 4.400%, 3/15/29	50,000	54,672
Shea Homes LP 5.875%, 4/1/23§	3,000,000	3,052,500

		3,107,172

Internet & Direct Marketing Retail (0.1%)
Alibaba Group Holding Ltd. 3.600%, 11/28/24	200,000	210,160
Amazon.com, Inc. 3.300%, 12/5/21	150,000	154,117
2.800%, 8/22/24	300,000	311,325
Booking Holdings, Inc. 2.750%, 3/15/23	250,000	255,858
eBay, Inc. 2.600%, 7/15/22	100,000	100,992
QVC, Inc. 4.850%, 4/1/24	50,000	52,312

		1,084,764

Multiline Retail (0.0%)
Dollar Tree, Inc. 4.200%, 5/15/28	100,000	107,142
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22	84,000	85,756

		192,898

Specialty Retail (0.0%)
Home Depot, Inc. (The) 2.625%, 6/1/22	115,000	117,251
2.125%, 9/15/26	50,000	49,734
2.800%, 9/14/27	150,000	155,348
Lowe’s Cos., Inc. 2.500%, 4/15/26	95,000	95,213
3.100%, 5/3/27	200,000	206,215

		623,761

Total Consumer Discretionary		13,858,565

Consumer Staples (1.0%)
Beverages (0.1%)
Anheuser-Busch Cos. LLC 3.650%, 2/1/26	175,000	185,905
Anheuser-Busch InBev Finance, Inc.
3.300%, 2/1/23	180,000	186,407
Anheuser-Busch InBev Worldwide, Inc. 4.750%, 1/23/29	150,000	173,797
Coca-Cola Co. (The) 3.200%, 11/1/23	100,000	104,898
2.125%, 9/6/29	100,000	97,299
Constellation Brands, Inc. 3.700%, 12/6/26	150,000	158,771
Keurig Dr Pepper, Inc. 4.597%, 5/25/28	100,000	112,569
Molson Coors Brewing Co. 3.000%, 7/15/26	100,000	100,362
PepsiCo, Inc. 2.750%, 3/5/22	150,000	152,840
3.600%, 3/1/24	250,000	265,966

		1,538,814

Food & Staples Retailing (0.1%)
Costco Wholesale Corp. 2.250%, 2/15/22	85,000	85,857
Kroger Co. (The) 2.950%, 11/1/21	150,000	152,101
Sysco Corp. 2.500%, 7/15/21	25,000	25,136
3.250%, 7/15/27	150,000	156,455
Walgreen Co. 3.100%, 9/15/22	150,000	152,999
Walgreens Boots Alliance, Inc. 3.800%, 11/18/24	200,000	208,169
Walmart, Inc. 3.300%, 4/22/24	100,000	105,126
3.700%, 6/26/28	350,000	384,470

		1,270,313

Food Products (0.4%)
Campbell Soup Co. 4.150%, 3/15/28	75,000	81,473
Conagra Brands, Inc. 4.850%, 11/1/28	75,000	85,823
General Mills, Inc. 4.200%, 4/17/28	100,000	111,077
JM Smucker Co. (The) 3.000%, 3/15/22	180,000	183,287
Kellogg Co. 3.250%, 4/1/26	150,000	155,161
Kraft Heinz Foods Co. 3.000%, 6/1/26	200,000	199,764
4.625%, 1/30/29	1,500,000	1,646,221
Mead Johnson Nutrition Co. 4.125%, 11/15/25	100,000	109,442
Post Holdings, Inc. 5.000%, 8/15/26§	1,000,000	1,055,100
Tyson Foods, Inc. 4.500%, 6/15/22	100,000	105,572
Unilever Capital Corp. 2.000%, 7/28/26 (x)	150,000	149,033

		3,881,953

Household Products (0.0%)
Clorox Co. (The) 3.050%, 9/15/22	150,000	153,279
3.500%, 12/15/24	100,000	105,736
Procter & Gamble Co. (The) 2.450%, 11/3/26	150,000	153,808

		412,823

Tobacco (0.4%)
Altria Group, Inc. 2.850%, 8/9/22	200,000	203,481
4.000%, 1/31/24	100,000	105,891

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
4.800%, 2/14/29	$75,000	$83,270
BAT Capital Corp. 3.222%, 8/15/24	250,000	256,134
3.557%, 8/15/27	3,000,000	3,055,734
Philip Morris International, Inc. 2.500%, 8/22/22	100,000	101,280
3.600%, 11/15/23	50,000	52,638
Reynolds American, Inc. 4.450%, 6/12/25	150,000	161,298

		4,019,726

Total Consumer Staples		11,123,629

Energy (3.1%)
Energy Equipment & Services (0.3%)
Baker Hughes a GE Co. LLC 3.337%, 12/15/27	90,000	93,690
Halliburton Co. 3.250%, 11/15/21	100,000	101,880
3.800%, 11/15/25	30,000	32,078
National Oilwell Varco, Inc. 2.600%, 12/1/22	43,000	43,461
Weatherford International Ltd. 11.000%, 12/1/24§	2,469,000	2,669,606

		2,940,715

Oil, Gas & Consumable Fuels (2.8%)
Apache Corp. 4.375%, 10/15/28	50,000	52,152
Boardwalk Pipelines LP 4.800%, 5/3/29	75,000	79,278
BP Capital Markets America, Inc. 3.224%, 4/14/24	250,000	260,294
4.234%, 11/6/28	150,000	169,258
Calumet Specialty Products Partners LP
7.625%, 1/15/22 (x)	2,000,000	1,987,500
11.000%, 4/15/25 (x)§	2,000,000	2,180,580
Canadian Natural Resources Ltd. 3.850%, 6/1/27	250,000	266,878
Cheniere Corpus Christi Holdings LLC 5.125%, 6/30/27	50,000	55,194
Chesapeake Energy Corp.
7.000%, 10/1/24	1,000,000	602,500
11.500%, 1/1/25 (x)§	11,195,000	10,579,275
Chevron Corp. 2.954%, 5/16/26	100,000	104,777
CNOOC Finance 2013 Ltd. 2.875%, 9/30/29	200,000	199,853
CNX Resources Corp. 7.250%, 3/14/27§	1,000,000	873,450
Concho Resources, Inc. 4.300%, 8/15/28	50,000	54,549
ConocoPhillips Holding Co. 6.950%, 4/15/29	50,000	67,839
Continental Resources, Inc. 4.375%, 1/15/28	75,000	79,708
Ecopetrol SA 5.375%, 6/26/26	50,000	56,063
Enable Midstream Partners LP 3.900%, 5/15/24 (e)	150,000	152,332
Enbridge Energy Partners LP 5.875%, 10/15/25	100,000	117,182
Enbridge, Inc. 3.700%, 7/15/27	150,000	158,725
Energy Transfer Operating LP
4.650%, 6/1/21	150,000	153,606
3.600%, 2/1/23	100,000	102,508
5.250%, 4/15/29	100,000	112,254
Enterprise Products Operating LLC
3.350%, 3/15/23	150,000	155,443
4.150%, 10/16/28	150,000	165,624
3.125%, 7/31/29	75,000	76,926
EOG Resources, Inc.
4.100%, 2/1/21	100,000	102,393
4.150%, 1/15/26	75,000	83,399
EQT Corp. 4.875%, 11/15/21	50,000	51,523
Equinor ASA 2.750%, 11/10/21	150,000	152,530
Exxon Mobil Corp.
3.176%, 3/15/24	75,000	78,738
2.019%, 8/16/24	250,000	250,389
2.440%, 8/16/29	50,000	50,093
Hess Corp. 4.300%, 4/1/27	100,000	105,873
HighPoint Operating Corp.
7.000%, 10/15/22	500,000	473,125
8.750%, 6/15/25	3,500,000	3,180,625
Husky Energy, Inc. 4.000%, 4/15/24	50,000	52,864
Kinder Morgan Energy Partners LP
4.300%, 5/1/24	150,000	160,814
Kinder Morgan, Inc.
5.625%, 11/15/23§	2,100,000	2,314,311
4.300%, 3/1/28	50,000	54,464
7.750%, 1/15/32	1,700,000	2,316,109
Marathon Oil Corp. 2.800%, 11/1/22	100,000	101,690
Marathon Petroleum Corp.
5.125%, 3/1/21	50,000	51,733
3.625%, 9/15/24	150,000	157,524
MPLX LP
4.500%, 7/15/23	100,000	106,131
4.875%, 6/1/25	100,000	109,246
4.800%, 2/15/29	50,000	54,630
Occidental Petroleum Corp.
2.700%, 2/15/23	200,000	201,754
3.500%, 8/15/29	75,000	76,485
ONEOK, Inc. 4.000%, 7/13/27	100,000	106,301
Petroleos Mexicanos
4.875%, 1/24/22	175,000	181,343
5.375%, 3/13/22	140,000	146,694
4.250%, 1/15/25 (x)	100,000	101,344
4.500%, 1/23/26	150,000	149,085
6.500%, 1/23/29	150,000	157,594
Plains All American Pipeline LP 3.850%, 10/15/23	100,000	103,575

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Sabine Pass Liquefaction LLC 5.625%, 3/1/25	$250,000	$280,897
Sunoco Logistics Partners Operations LP 4.250%, 4/1/24	150,000	157,743
Total Capital International SA
2.700%, 1/25/23	100,000	102,178
3.455%, 2/19/29	50,000	54,028
TransCanada PipeLines Ltd.
4.875%, 1/15/26	120,000	135,552
4.250%, 5/15/28	50,000	55,328
Valero Energy Corp. 4.000%, 4/1/29	150,000	161,561
Western Midstream Operating LP 4.750%, 8/15/28	75,000	75,570
Williams Cos., Inc. (The)
4.300%, 3/4/24	150,000	159,460
3.750%, 6/15/27	75,000	78,124

		31,356,568

Total Energy		34,297,283

Financials (5.1%)
Banks (3.4%)
Banco Santander SA
3.500%, 4/11/22	200,000	205,064
4.379%, 4/12/28	200,000	218,101
Bank of America Corp. 3.300%, 1/11/23	150,000	155,104
(ICE LIBOR USD 3 Month + 0.79%), 3.004%, 12/20/23 (k)	483,000	494,118
4.125%, 1/22/24	100,000	107,491
4.000%, 4/1/24	350,000	374,708
4.000%, 1/22/25	250,000	266,653
3.500%, 4/19/26	200,000	211,916
(ICE LIBOR USD 3 Month + 1.58%), 3.824%, 1/20/28 (k)	250,000	268,931
(ICE LIBOR USD 3 Month + 1.51%), 3.705%, 4/24/28 (k)	150,000	160,044
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)	2,112,000	2,217,171
(ICE LIBOR USD 3 Month + 1.07%), 3.970%, 3/5/29 (k)	150,000	163,008
Series AA (ICE LIBOR USD 3 Month + 3.90%), 6.100%, 3/17/25 (k)(y)	1,000,000	1,112,390
Series U (ICE LIBOR USD 3 Month + 3.14%), 5.200%, 6/1/23 (k)(y)	300,000	313,539
Series X (ICE LIBOR USD 3 Month + 3.71%), 6.250%, 9/5/24 (k)(y)	500,000	555,060
Bank of Montreal
2.350%, 9/11/22	150,000	151,639
Bank of Nova Scotia (The)
2.450%, 3/22/21	250,000	251,541
4.500%, 12/16/25	100,000	109,433
Barclays plc
3.684%, 1/10/23	250,000	256,063
4.375%, 1/12/26	200,000	216,276
BNP Paribas SA
3.250%, 3/3/23	100,000	103,784
4.250%, 10/15/24	200,000	213,719
Citigroup, Inc. 3.875%, 10/25/23	150,000	158,756
(ICE LIBOR USD 3 Month + 0.90%), 3.352%, 4/24/25 (k)	250,000	259,920
3.300%, 4/27/25	95,000	99,565
3.400%, 5/1/26	200,000	210,057
(ICE LIBOR USD 3 Month + 1.56%), 3.887%, 1/10/28 (k)	150,000	160,827
(ICE LIBOR USD 3 Month + 1.39%), 3.668%, 7/24/28 (k)	250,000	265,928
4.125%, 7/25/28	2,000,000	2,172,042
(ICE LIBOR USD 3 Month + 1.15%), 3.520%, 10/27/28 (k)	100,000	105,313
(ICE LIBOR USD 3 Month + 1.34%), 3.980%, 3/20/30 (k)	200,000	218,376
Series O (ICE LIBOR USD 3 Month + 4.06%), 5.875%, 3/27/20 (k)(y)	4,000,000	4,020,000
Comerica, Inc. 4.000%, 2/1/29	25,000	27,259
Cooperatieve Rabobank UA
4.500%, 1/11/21	75,000	76,898
3.875%, 2/8/22	75,000	77,886
4.375%, 8/4/25	250,000	270,598
Discover Bank 3.200%, 8/9/21	250,000	254,236
Fifth Third Bank 3.850%, 3/15/26	200,000	212,796
HSBC Holdings plc
5.100%, 4/5/21	100,000	103,727
4.000%, 3/30/22	100,000	104,180
(ICE LIBOR USD 3 Month + 1.06%), 3.262%, 3/13/23 (k)	200,000	204,403
4.250%, 3/14/24	200,000	212,180
4.300%, 3/8/26	250,000	271,229
(ICE LIBOR USD 3 Month + 1.35%), 4.292%, 9/12/26 (k)	3,000,000	3,244,232
(ICE LIBOR USD 3 Month + 1.53%), 4.583%, 6/19/29 (k)	200,000	222,881
ING Groep NV 4.050%, 4/9/29	200,000	219,454
JPMorgan Chase & Co.
2.400%, 6/7/21	150,000	150,991
3.250%, 9/23/22	100,000	103,332
3.200%, 1/25/23	150,000	155,394
3.375%, 5/1/23	250,000	260,067
3.625%, 5/13/24	250,000	264,929
3.125%, 1/23/25	150,000	156,202
2.950%, 10/1/26	250,000	257,250
(ICE LIBOR USD 3 Month + 1.34%), 3.782%, 2/1/28 (k)	200,000	215,066

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
(ICE LIBOR USD 3 Month + 1.26%), 4.203%, 7/23/29 (k)	$250,000	$278,416
(SOFR + 1.51%), 2.739%, 10/15/30 (k)	200,000	200,188
Series I (ICE LIBOR USD 3 Month + 3.47%), 5.406%, 4/30/20 (k)(y)	2,281,000	2,300,959
Series Q (ICE LIBOR USD 3 Month + 3.25%), 5.150%, 5/1/23 (k)(y)	2,000,000	2,080,000
KeyCorp
5.100%, 3/24/21	50,000	51,862
2.550%, 10/1/29	100,000	97,904
Kreditanstalt fuer Wiederaufbau
1.625%, 3/15/21	250,000	249,702
1.500%, 6/15/21	500,000	498,552
2.625%, 1/25/22	300,000	305,839
2.375%, 12/29/22	500,000	509,941
2.125%, 1/17/23	250,000	253,190
2.875%, 4/3/28	250,000	266,008
Landwirtschaftliche Rentenbank Series 36 2.000%, 12/6/21	250,000	251,515
Lloyds Bank plc 6.375%, 1/21/21	100,000	104,462
Lloyds Banking Group plc 3.900%, 3/12/24	200,000	211,447
(ICE LIBOR USD 3 Month + 1.21%), 3.574%, 11/7/28 (k)	200,000	208,261
Mitsubishi UFJ Financial Group, Inc.
3.535%, 7/26/21	100,000	102,208
2.801%, 7/18/24	200,000	203,519
3.850%, 3/1/26	200,000	213,996
4.050%, 9/11/28	100,000	109,895
Mizuho Financial Group, Inc. 3.170%, 9/11/27	250,000	257,374
MUFG Americas Holdings Corp. 3.000%, 2/10/25	40,000	40,644
National Australia Bank Ltd. 2.500%, 7/12/26	250,000	249,732
PNC Bank NA 3.250%, 1/22/28‡	250,000	262,068
PNC Financial Services Group, Inc. (The) 3.900%, 4/29/24‡	250,000	266,574
Royal Bank of Canada 2.500%, 1/19/21	150,000	150,838
Royal Bank of Scotland Group plc 3.875%, 9/12/23	200,000	209,274
(ICE LIBOR USD 3 Month + 1.75%), 4.892%, 5/18/29 (k)	200,000	224,937
Santander Holdings USA, Inc. 3.700%, 3/28/22	200,000	205,597
Santander UK Group Holdings plc (ICE LIBOR USD 3 Month + 1.40%), 3.823%, 11/3/28 (k)	250,000	262,847
Sumitomo Mitsui Financial Group, Inc.
3.102%, 1/17/23	250,000	256,427
2.696%, 7/16/24	250,000	253,599
3.364%, 7/12/27	150,000	156,777
2.724%, 9/27/29	200,000	198,685
Toronto-Dominion Bank (The) 1.800%, 7/13/21	250,000	249,992
Truist Financial Corp.
2.050%, 5/10/21	150,000	150,162
2.200%, 3/16/23	250,000	251,003
US Bancorp 2.950%, 7/15/22	150,000	153,727
Series V 2.375%, 7/22/26	150,000	150,325
US Bank NA 3.150%, 4/26/21	250,000	253,318
Wells Fargo & Co.
3.500%, 3/8/22	100,000	103,131
3.069%, 1/24/23	250,000	254,605
4.125%, 8/15/23	100,000	106,161
(ICE LIBOR USD 3 Month +
0.83%), 2.406%, 10/30/25 (k)	250,000	250,212
3.000%, 10/23/26	150,000	153,928
(ICE LIBOR USD 3 Month +
1.31%), 3.584%, 5/22/28 (k)	250,000	265,924
4.150%, 1/24/29	150,000	166,957
Series M 3.450%, 2/13/23	100,000	103,568
Series S (ICE LIBOR USD 3 Month + 3.11%), 5.900%, 6/15/24 (k)(y)	900,000	977,625
Westpac Banking Corp.
3.300%, 2/26/24 (x)	250,000	260,513
2.700%, 8/19/26	100,000	100,995
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 4.110%, 7/24/34 (k)	100,000	104,593

		38,411,703

Capital Markets (0.7%)
Bank of New York Mellon Corp. (The)
4.150%, 2/1/21	100,000	102,422
3.550%, 9/23/21	100,000	102,678
2.200%, 8/16/23	250,000	252,346
Brookfield Finance, Inc. 4.250%, 6/2/26 (x)	100,000	109,193
Credit Suisse AG 3.625%, 9/9/24	250,000	265,462
Deutsche Bank AG
3.375%, 5/12/21 (x)	200,000	201,710
3.700%, 5/30/24	250,000	253,694
Goldman Sachs Group, Inc. (The)
5.750%, 1/24/22	250,000	267,969
3.625%, 1/22/23	150,000	156,129

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
(ICE LIBOR USD 3 Month + 1.20%), 3.272%, 9/29/25 (k)	$1,700,000	$1,756,960
4.250%, 10/21/25	200,000	217,013
3.850%, 1/26/27	100,000	106,099
(ICE LIBOR USD 3 Month + 1.51%), 3.691%, 6/5/28 (k)	200,000	212,243
(ICE LIBOR USD 3 Month + 1.30%), 4.223%, 5/1/29 (k)	250,000	274,971
Intercontinental Exchange, Inc. 4.000%, 10/15/23	100,000	106,647
Invesco Finance plc 3.750%, 1/15/26	100,000	106,072
Moody’s Corp. 4.500%, 9/1/22	50,000	53,063
Morgan Stanley
2.750%, 5/19/22	200,000	203,183
4.875%, 11/1/22	100,000	107,050
3.125%, 1/23/23	100,000	102,748
3.750%, 2/25/23	100,000	104,598
4.100%, 5/22/23	100,000	105,637
3.700%, 10/23/24	150,000	159,064
3.125%, 7/27/26	150,000	154,550
3.625%, 1/20/27	100,000	106,211
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)	100,000	106,030
(ICE LIBOR USD 3 Month + 1.14%), 3.772%, 1/24/29 (k)	150,000	161,357
Series F 3.875%, 4/29/24	100,000	106,231
Series J (ICE LIBOR USD 3 Month + 3.81%), 5.550%, 7/15/20 (k)(y)	700,000	710,710
Nasdaq, Inc. 3.850%, 6/30/26	150,000	160,772
State Street Corp.
4.375%, 3/7/21	150,000	154,380
3.300%, 12/16/24	95,000	99,969
TD Ameritrade Holding Corp. 2.950%, 4/1/22	250,000	255,870

		7,343,031

Consumer Finance (0.5%)
AerCap Ireland Capital DAC
3.950%, 2/1/22	150,000	154,744
3.300%, 1/23/23	250,000	254,811
American Express Co.
2.650%, 12/2/22	212,000	216,003
3.400%, 2/27/23	250,000	259,641
3.625%, 12/5/24	150,000	158,552
American Honda Finance Corp. 2.200%, 6/27/22	250,000	251,888
Capital One Financial Corp.
4.750%, 7/15/21	100,000	104,042
3.500%, 6/15/23	200,000	207,842
4.200%, 10/29/25	2,200,000	2,369,245
3.750%, 7/28/26	50,000	52,559
3.800%, 1/31/28	100,000	107,225
Discover Financial Services 3.850%, 11/21/22	100,000	104,166
Ford Motor Credit Co. LLC
5.875%, 8/2/21	200,000	209,300
4.134%, 8/4/25	200,000	202,240
General Motors Financial Co., Inc.
4.000%, 1/15/25	250,000	261,436
5.250%, 3/1/26	150,000	165,485
4.350%, 1/17/27	200,000	210,363
John Deere Capital Corp.
2.800%, 3/6/23	100,000	102,510
2.800%, 7/18/29	100,000	102,028
Synchrony Financial
3.750%, 8/15/21	75,000	76,729
4.250%, 8/15/24	100,000	106,177
Toyota Motor Credit Corp.
2.750%, 5/17/21	250,000	253,141
2.150%, 9/8/22	150,000	150,934

		6,081,061

Diversified Financial Services (0.1%)
Berkshire Hathaway, Inc. 2.750%, 3/15/23	95,000	97,585
Jefferies Financial Group, Inc. 5.500%, 10/18/23	100,000	108,743
National Rural Utilities Cooperative Finance Corp. 3.400%, 2/7/28	150,000	158,105
Shell International Finance BV
3.400%, 8/12/23	100,000	104,856
2.000%, 11/7/24	250,000	249,267
2.375%, 11/7/29	100,000	99,044

		817,600

Insurance (0.4%)
Aflac, Inc. 3.250%, 3/17/25	50,000	52,631
Allstate Corp. (The) 3.150%, 6/15/23	100,000	103,710
American International Group, Inc.
3.300%, 3/1/21	55,000	55,807
3.900%, 4/1/26	100,000	107,039
4.250%, 3/15/29	50,000	55,262
Aon plc 3.875%, 12/15/25	150,000	161,098
Athene Holding Ltd. 4.125%, 1/12/28	50,000	51,511
Berkshire Hathaway Finance Corp. 4.250%, 1/15/21	100,000	102,531
Brighthouse Financial, Inc. 3.700%, 6/22/27	100,000	99,425
CNA Financial Corp. 3.900%, 5/1/29	100,000	107,613
CNO Financial Group, Inc. 5.250%, 5/30/29	50,000	55,812
Loews Corp. 3.750%, 4/1/26	50,000	53,597
Marsh & McLennan Cos., Inc.
4.800%, 7/15/21	150,000	155,529
3.500%, 6/3/24	150,000	156,910
MetLife, Inc. 3.600%, 4/10/24	100,000	105,809

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Progressive Corp. (The) 3.750%, 8/23/21	$50,000	$51,467
Prudential Financial, Inc. 3.878%, 3/27/28	50,000	54,873
(ICE LIBOR USD 3 Month + 4.18%), 5.875%, 9/15/42 (k)	150,000	161,250
(ICE LIBOR USD 3 Month + 2.67%), 5.700%, 9/15/48 (k)	2,050,000	2,347,250
Reinsurance Group of America, Inc. 4.700%, 9/15/23	100,000	108,013

		4,147,137

Total Financials		56,800,532

Health Care (7.7%)
Biotechnology (0.1%)
AbbVie, Inc.
2.900%, 11/6/22§	200,000	204,304
3.600%, 5/14/25	185,000	195,533
4.250%, 11/14/28	150,000	167,137
Amgen, Inc.
2.700%, 5/1/22	110,000	111,721
3.625%, 5/22/24	250,000	264,598
Biogen, Inc.
3.625%, 9/15/22	100,000	104,085
4.050%, 9/15/25	40,000	43,607
Gilead Sciences, Inc.
4.400%, 12/1/21	100,000	103,798
3.250%, 9/1/22	40,000	41,405
3.700%, 4/1/24	100,000	105,919

		1,342,107

Health Care Equipment & Supplies (0.1%)
Abbott Laboratories
2.550%, 3/15/22	175,000	177,875
3.750%, 11/30/26	141,000	154,305
Becton Dickinson and Co.
3.734%, 12/15/24	25,000	26,445
3.700%, 6/6/27	98,000	103,923
Boston Scientific Corp. 3.850%, 5/15/25	77,000	82,444
Medtronic, Inc.
3.150%, 3/15/22	80,000	82,239
3.500%, 3/15/25	109,000	116,618
Stryker Corp. 3.375%, 5/15/24	150,000	157,732
Zimmer Biomet Holdings, Inc. 3.150%, 4/1/22	200,000	204,594

		1,106,175

Health Care Providers & Services (5.3%)
Aetna, Inc.
2.750%, 11/15/22	150,000	152,571
3.500%, 11/15/24	150,000	156,938
AmerisourceBergen Corp. 3.400%, 5/15/24	150,000	155,914
Anthem, Inc.
3.125%, 5/15/22	150,000	153,536
3.350%, 12/1/24	150,000	156,492
2.875%, 9/15/29	50,000	49,772
Cardinal Health, Inc. 3.079%, 6/15/24	250,000	257,488
Cigna Corp.
4.750%, 11/15/21§	150,000	156,957
3.750%, 7/15/23	2,050,000	2,145,034
3.400%, 3/1/27§	100,000	103,828
3.050%, 10/15/27§	100,000	101,076
4.375%, 10/15/28	150,000	167,245
Community Health Systems, Inc.
6.250%, 3/31/23	10,000,000	10,162,500
8.000%, 3/15/26§	15,900,000	16,457,772
CVS Health Corp.
3.500%, 7/20/22	500,000	516,445
4.100%, 3/25/25	750,000	807,061
4.300%, 3/25/28	1,300,000	1,420,635
5.050%, 3/25/48	400,000	473,605
DaVita, Inc. 5.125%, 7/15/24	2,000,000	2,045,000
HCA, Inc.
7.500%, 2/15/22	3,200,000	3,532,000
5.875%, 5/1/23	1,500,000	1,652,115
4.500%, 2/15/27	250,000	268,973
Humana, Inc. 3.125%, 8/15/29	100,000	101,686
Laboratory Corp. of America Holdings 3.200%, 2/1/22	75,000	76,574
McKesson Corp. 3.796%, 3/15/24	100,000	105,502
Tenet Healthcare Corp.
8.125%, 4/1/22	5,000,000	5,511,250
6.750%, 6/15/23	5,000,000	5,487,300
5.125%, 5/1/25	5,800,000	5,974,000
UnitedHealth Group, Inc.
2.875%, 12/15/21	65,000	66,182
3.350%, 7/15/22	250,000	258,547
3.750%, 7/15/25	50,000	53,991
2.875%, 8/15/29	100,000	102,770

		58,830,759

Life Sciences Tools & Services (0.0%)
Agilent Technologies, Inc. 3.875%, 7/15/23	100,000	104,883

Pharmaceuticals (2.2%)
Allergan Finance LLC 3.250%, 10/1/22	150,000	153,524
Allergan Funding SCS 3.800%, 3/15/25	2,150,000	2,261,308
AstraZeneca plc 3.375%, 11/16/25	200,000	212,054
Bausch Health Cos., Inc.
6.500%, 3/15/22§	600,000	611,574
5.875%, 5/15/23§	2,807,000	2,845,607
7.000%, 3/15/24§	900,000	935,438
6.125%, 4/15/25§	1,600,000	1,651,840
5.500%, 11/1/25§	3,000,000	3,135,000
Bayer US Finance II LLC 4.250%, 12/15/25§	2,000,000	2,152,334
Bristol-Myers Squibb Co.
2.000%, 8/1/22	100,000	100,057
3.875%, 8/15/25§	250,000	271,264
3.400%, 7/26/29§	950,000	1,022,613
4.250%, 10/26/49§	800,000	947,544

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Endo Dac 6.000%, 2/1/25 (e)(x)§	$1,500,000	$1,012,500
GlaxoSmithKline Capital, Inc.
2.800%, 3/18/23	100,000	102,286
3.875%, 5/15/28	50,000	55,234
Johnson & Johnson
2.450%, 12/5/21	150,000	152,466
2.050%, 3/1/23	35,000	35,278
3.375%, 12/5/23	100,000	106,172
Mallinckrodt International Finance SA
5.750%, 8/1/22§	3,000,000	1,222,500
5.625%, 10/15/23§	200,000	77,446
5.500%, 4/15/25§	1,000,000	355,000
Merck & Co., Inc.
2.350%, 2/10/22	45,000	45,693
2.400%, 9/15/22	150,000	152,476
Mylan NV 3.950%, 6/15/26	1,100,000	1,146,226
Novartis Capital Corp. 3.400%, 5/6/24	100,000	106,132
Par Pharmaceutical, Inc. 7.500%, 4/1/27§	3,000,000	2,997,330
Pfizer, Inc.
3.400%, 5/15/24	100,000	105,653
3.000%, 12/15/26	150,000	157,513
Sanofi 4.000%, 3/29/21	75,000	77,013
Shire Acquisitions Investments Ireland DAC
3.200%, 9/23/26	215,000	221,569
Zoetis, Inc. 3.250%, 2/1/23	150,000	154,914

		24,583,558

Total Health Care		85,967,482

Industrials (0.9%)
Aerospace & Defense (0.3%)
Boeing Co. (The) 3.200%, 3/1/29	100,000	103,911
Embraer Netherlands Finance BV 5.400%, 2/1/27	150,000	169,031
General Dynamics Corp.
3.875%, 7/15/21	100,000	102,469
3.750%, 5/15/28	150,000	164,798
L3Harris Technologies, Inc. 4.400%, 6/15/28§	100,000	111,177
Lockheed Martin Corp. 3.550%, 1/15/26	150,000	160,792
Northrop Grumman Corp.
3.500%, 3/15/21	100,000	101,750
2.930%, 1/15/25	150,000	153,865
3.250%, 1/15/28	150,000	156,346
Precision Castparts Corp. 2.500%, 1/15/23	75,000	76,076
Textron, Inc. 4.300%, 3/1/24	100,000	106,173
United Technologies Corp.
3.100%, 6/1/22	50,000	51,310
2.800%, 5/4/24	250,000	256,898
3.950%, 8/16/25	1,750,000	1,906,184
4.125%, 11/16/28	150,000	168,820

		3,789,600

Air Freight & Logistics (0.0%)
FedEx Corp.
2.625%, 8/1/22	50,000	50,734
3.400%, 2/15/28	150,000	152,835
United Parcel Service, Inc.
3.125%, 1/15/21	200,000	202,419
3.400%, 3/15/29	100,000	107,134

		513,122

Building Products (0.0%)
Masco Corp. 4.450%, 4/1/25	100,000	107,903

Commercial Services & Supplies (0.0%)
Republic Services, Inc. 5.250%, 11/15/21	100,000	105,965
Waste Management, Inc. 3.450%, 6/15/29	50,000	53,397

		159,362

Electrical Equipment (0.0%)
ABB Finance USA, Inc. 2.875%, 5/8/22	150,000	153,062
Eaton Corp. 2.750%, 11/2/22	150,000	152,892
Emerson Electric Co. 2.625%, 2/15/23	150,000	153,156

		459,110

Industrial Conglomerates (0.1%)
3M Co. 3.375%, 3/1/29	100,000	106,324
General Electric Co.
3.150%, 9/7/22	100,000	102,115
3.100%, 1/9/23	150,000	153,339
Honeywell International, Inc. 1.850%, 11/1/21	250,000	250,323
Ingersoll-Rand Luxembourg Finance SA
3.800%, 3/21/29	100,000	107,011
Roper Technologies, Inc. 3.125%, 11/15/22	100,000	102,678

		821,790

Machinery (0.1%)
Caterpillar, Inc. 2.600%, 6/26/22	100,000	101,620
Deere & Co. 2.600%, 6/8/22	100,000	101,635
Flowserve Corp. 4.000%, 11/15/23	100,000	102,299
Illinois Tool Works, Inc. 3.500%, 3/1/24	150,000	158,552
Parker-Hannifin Corp. 3.250%, 6/14/29	50,000	51,987
Stanley Black & Decker, Inc. 2.900%, 11/1/22	100,000	102,420

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Westinghouse Air Brake Technologies Corp. 4.950%, 9/15/28 (e)	$75,000	$82,509

		701,022

Road & Rail (0.3%)
Ashtead Capital, Inc. 4.250%, 11/1/29§	2,000,000	2,042,013
Burlington Northern Santa Fe LLC
3.750%, 4/1/24	25,000	26,586
3.400%, 9/1/24	250,000	263,272
CSX Corp. 3.350%, 11/1/25	250,000	263,547
Ryder System, Inc. 2.900%, 12/1/26	45,000	45,236
Union Pacific Corp.
3.250%, 8/15/25	150,000	157,027
3.700%, 3/1/29	100,000	109,115

		2,906,796

Trading Companies & Distributors (0.1%)
Air Lease Corp.
3.875%, 4/1/21	150,000	152,700
3.250%, 3/1/25	150,000	153,277
Aircastle Ltd. 4.125%, 5/1/24	100,000	104,572
United Rentals North America, Inc. 4.875%, 1/15/28	750,000	779,985

		1,190,534

Total Industrials		10,649,239

Information Technology (0.7%)
Communications Equipment (0.0%)
Cisco Systems, Inc. 3.625%, 3/4/24	150,000	160,116
Motorola Solutions, Inc. 4.600%, 5/23/29	50,000	55,289

		215,405

Electronic Equipment, Instruments & Components (0.0%)
Flex Ltd. 4.875%, 6/15/29	50,000	54,422

IT Services (0.1%)
Broadridge Financial Solutions, Inc. 3.400%, 6/27/26	55,000	57,345
Fidelity National Information Services, Inc. 3.500%, 4/15/23	100,000	104,116
Fiserv, Inc.
4.750%, 6/15/21	100,000	103,862
3.500%, 7/1/29	100,000	105,042
Global Payments, Inc. 3.200%, 8/15/29	100,000	101,834
IBM Credit LLC 3.000%, 2/6/23	250,000	256,774
International Business Machines Corp.
3.375%, 8/1/23	150,000	156,945
3.450%, 2/19/26	150,000	159,107
Mastercard, Inc. 3.375%, 4/1/24	50,000	52,980
PayPal Holdings, Inc. 2.850%, 10/1/29	100,000	100,175
Visa, Inc.
2.800%, 12/14/22	115,000	118,238
2.750%, 9/15/27	150,000	156,659

		1,473,077

Semiconductors & Semiconductor Equipment (0.2%)
Applied Materials, Inc. 4.300%, 6/15/21	100,000	103,368
Broadcom Corp. 3.875%, 1/15/27	350,000	363,157
Broadcom, Inc. 3.625%, 10/15/24§	250,000	259,279
Intel Corp.
3.300%, 10/1/21	100,000	102,580
2.700%, 12/15/22	150,000	153,675
3.150%, 5/11/27 (x)	150,000	158,877
KLA Corp. 4.125%, 11/1/21	135,000	139,409
Lam Research Corp. 3.800%, 3/15/25	60,000	64,310
Micron Technology, Inc. 5.327%, 2/6/29	50,000	57,275
NXP BV 4.300%, 6/18/29§	75,000	80,677
QUALCOMM, Inc.
2.600%, 1/30/23	250,000	254,556
3.450%, 5/20/25	150,000	158,934

		1,896,097

Software (0.2%)
Adobe, Inc. 3.250%, 2/1/25	200,000	211,255
Microsoft Corp.
4.000%, 2/8/21	150,000	153,802
2.375%, 2/12/22	145,000	147,072
2.650%, 11/3/22	110,000	112,832
2.000%, 8/8/23	135,000	135,900
3.300%, 2/6/27	250,000	267,896
Oracle Corp.
2.500%, 5/15/22	150,000	152,244
2.500%, 10/15/22	200,000	203,272
2.400%, 9/15/23	150,000	152,278
2.650%, 7/15/26	250,000	255,199
VMware, Inc. 2.950%, 8/21/22	150,000	152,751

		1,944,501

Technology Hardware, Storage & Peripherals (0.2%)
Apple, Inc.
2.150%, 2/9/22	150,000	151,257
1.700%, 9/11/22	130,000	129,658
2.850%, 2/23/23	110,000	113,349
3.000%, 2/9/24	150,000	155,327
3.200%, 5/13/25	115,000	121,323
3.350%, 2/9/27	250,000	267,538
3.000%, 11/13/27	200,000	209,329

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Dell International LLC
5.450%, 6/15/23§	$400,000	$435,025
6.020%, 6/15/26§	95,000	109,251
Hewlett Packard Enterprise Co. 4.900%, 10/15/25 (e)	150,000	166,911
HP, Inc. 4.050%, 9/15/22	200,000	208,892
Seagate HDD Cayman
4.750%, 6/1/23	26,000	27,638
4.875%, 6/1/27	100,000	106,558

		2,202,056

Total Information Technology		7,785,558

Materials (1.0%)
Chemicals (0.4%)
Albemarle Corp. 4.150%, 12/1/24	200,000	212,716
Dow Chemical Co. (The)
3.000%, 11/15/22	150,000	153,330
4.800%, 11/30/28	50,000	56,946
DuPont de Nemours, Inc.
4.493%, 11/15/25	1,500,000	1,650,107
4.725%, 11/15/28	150,000	169,896
Eastman Chemical Co. 3.600%, 8/15/22	100,000	103,338
LyondellBasell Industries NV 6.000%, 11/15/21	200,000	212,501
Nutrien Ltd. 3.150%, 10/1/22	50,000	51,093
3.375%, 3/15/25	150,000	155,099
PPG Industries, Inc. 2.800%, 8/15/29	50,000	50,133
Sherwin-Williams Co. (The) 3.450%, 6/1/27	250,000	264,179
Syngenta Finance NV 4.441%, 4/24/23§	1,000,000	1,044,476

		4,123,814

Containers & Packaging (0.4%)
International Paper Co. 3.650%, 6/15/24	150,000	158,090
Mauser Packaging Solutions Holding Co. 5.500%, 4/15/24§	2,000,000	2,057,700
7.250%, 4/15/25§	1,700,000	1,676,523
WRKCo., Inc. 3.900%, 6/1/28	150,000	158,719

		4,051,032

Metals & Mining (0.2%)
ArcelorMittal SA 4.250%, 7/16/29 (x)	50,000	51,952
FMG Resources August 2006 Pty. Ltd. 5.125%, 5/15/24§	2,200,000	2,337,500
Newmont Goldcorp Corp. 3.500%, 3/15/22	100,000	102,895
Vale Overseas Ltd. 6.250%, 8/10/26	150,000	175,500

		2,667,847

Total Materials		10,842,693

Real Estate (0.6%)
Equity Real Estate Investment Trusts (REITs) (0.6%)
Alexandria Real Estate Equities, Inc. (REIT) 3.950%, 1/15/28	150,000	161,197
American Tower Corp. (REIT) 3.500%, 1/31/23	150,000	155,103
3.550%, 7/15/27	150,000	157,313
AvalonBay Communities, Inc. (REIT) 2.950%, 9/15/22	100,000	102,375
Boston Properties LP (REIT) 3.850%, 2/1/23	100,000	104,761
3.200%, 1/15/25	250,000	258,904
Brixmor Operating Partnership LP (REIT) 3.650%, 6/15/24	150,000	155,617
Crown Castle International Corp. (REIT) 4.450%, 2/15/26	250,000	274,810
EPR Properties (REIT) 3.750%, 8/15/29	50,000	50,247
Equinix, Inc. (REIT) 5.375%, 5/15/27	1,000,000	1,090,000
3.200%, 11/18/29	35,000	35,131
ERP Operating LP (REIT) 4.625%, 12/15/21	150,000	156,212
3.000%, 7/1/29	50,000	51,612
Essex Portfolio LP (REIT) 3.875%, 5/1/24	250,000	264,429
GLP Capital LP (REIT) 5.300%, 1/15/29	100,000	111,261
Healthpeak Properties, Inc. (REIT) 3.875%, 8/15/24	150,000	158,982
3.500%, 7/15/29	50,000	51,909
Iron Mountain, Inc. (REIT) 5.750%, 8/15/24	2,000,000	2,022,500
Kimco Realty Corp. (REIT) 2.800%, 10/1/26	150,000	149,417
Liberty Property LP (REIT) 4.125%, 6/15/22	100,000	104,657
National Retail Properties, Inc. (REIT) 3.900%, 6/15/24	250,000	264,697
Omega Healthcare Investors, Inc. (REIT) 4.375%, 8/1/23 (x)	150,000	158,616
3.625%, 10/1/29	50,000	49,727
Realty Income Corp. (REIT) 3.250%, 10/15/22	150,000	154,637
Regency Centers LP (REIT) 2.950%, 9/15/29	50,000	49,829
Service Properties Trust (REIT) 5.250%, 2/15/26	100,000	104,676
4.950%, 10/1/29	25,000	25,206
Simon Property Group LP (REIT) 3.500%, 9/1/25	150,000	159,523
2.450%, 9/13/29	150,000	147,315
SITE Centers Corp. (REIT) 4.250%, 2/1/26	100,000	104,927

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Spirit Realty LP (REIT) 4.000%, 7/15/29	$50,000	$52,554
Welltower, Inc. (REIT) 4.000%, 6/1/25	150,000	161,164
WP Carey, Inc. (REIT) 4.250%, 10/1/26	100,000	106,737

		7,156,045

Total Real Estate		7,156,045

Utilities (0.6%)
Electric Utilities (0.2%)
Arizona Public Service Co. 3.150%, 5/15/25	150,000	155,861
2.600%, 8/15/29	25,000	25,344
Cleco Corporate Holdings LLC 3.375%, 9/15/29§	25,000	25,011
Commonwealth Edison Co. 3.400%, 9/1/21	100,000	101,911
2.550%, 6/15/26	150,000	151,848
Connecticut Light & Power Co. (The) 2.500%, 1/15/23	150,000	151,481
Duke Energy Carolinas LLC 2.450%, 8/15/29 (x)	50,000	49,583
Duke Energy Corp. 3.150%, 8/15/27	200,000	206,864
Entergy Louisiana LLC 2.400%, 10/1/26	150,000	149,358
Evergy, Inc. 2.900%, 9/15/29	50,000	49,710
FirstEnergy Corp.
Series B 3.900%, 7/15/27	75,000	80,205
Florida Power & Light Co. 3.250%, 6/1/24	150,000	156,302
Indiana Michigan Power Co. 3.850%, 5/15/28	150,000	163,760
NextEra Energy Capital Holdings, Inc. 3.500%, 4/1/29	150,000	158,408
Northern States Power Co. 2.150%, 8/15/22	100,000	100,486
PPL Capital Funding, Inc. 4.200%, 6/15/22	75,000	78,334
Progress Energy, Inc. 4.400%, 1/15/21	100,000	101,952
Public Service Electric & Gas Co. 3.650%, 9/1/28	50,000	54,492
Southern California Edison Co. 3.875%, 6/1/21	50,000	51,069
2.850%, 8/1/29	50,000	51,258
Southern Co. (The) 3.250%, 7/1/26	250,000	259,213
Virginia Electric & Power Co.
Series A 3.100%, 5/15/25	200,000	207,928
Wisconsin Electric Power Co. 2.950%, 9/15/21	50,000	50,682
Xcel Energy, Inc. 4.000%, 6/15/28	25,000	27,393

		2,608,453

Gas Utilities (0.0%)
Dominion Energy Gas Holdings LLC 3.600%, 12/15/24	75,000	78,717

Independent Power and Renewable Electricity Producers (0.3%)
Calpine Corp. 5.375%, 1/15/23	3,000,000	3,041,250

Multi-Utilities (0.1%)
Berkshire Hathaway Energy Co. 3.750%, 11/15/23	250,000	264,379
Consumers Energy Co. 2.850%, 5/15/22	50,000	51,176
3.375%, 8/15/23	100,000	104,816
NiSource, Inc. 2.950%, 9/1/29	50,000	49,794
Puget Energy, Inc. 3.650%, 5/15/25	150,000	155,051
San Diego Gas & Electric Co.
Series NNN 3.600%, 9/1/23	150,000	156,429
Sempra Energy 3.550%, 6/15/24	250,000	260,927

		1,042,572

Total Utilities		6,770,992

Total Corporate Bonds		275,850,817

Foreign Government Securities (0.6%)
Export-Import Bank of Korea 1.875%, 10/21/21	250,000	249,687
4.000%, 1/14/24	250,000	267,305
Japan Bank for International Cooperation 1.500%, 7/21/21 (x)	500,000	496,640
3.375%, 10/31/23	200,000	210,091
2.000%, 10/17/29	200,000	197,482
Province of British Columbia 2.000%, 10/23/22	200,000	201,449
Province of Manitoba 2.125%, 6/22/26	100,000	99,165
Province of Ontario 2.400%, 2/8/22	350,000	354,361
2.450%, 6/29/22	150,000	152,311
2.000%, 10/2/29	100,000	97,719
Province of Quebec 2.625%, 2/13/23	200,000	205,180
2.875%, 10/16/24	100,000	104,434
Republic of Chile 3.125%, 1/21/26	200,000	208,875
Republic of Colombia 4.000%, 2/26/24	200,000	211,063
3.875%, 4/25/27	250,000	265,000
Republic of Hungary 6.375%, 3/29/21	250,000	263,750
Republic of Indonesia 4.100%, 4/24/28	200,000	217,125
Republic of Italy 6.875%, 9/27/23	100,000	114,803
Republic of Korea 2.500%, 6/19/29	200,000	202,133
Republic of Panama 4.000%, 9/22/24 (x)	200,000	214,125

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
3.875%, 3/17/28	$200,000	$218,188
Republic of Philippines 10.625%, 3/16/25	150,000	212,156
Republic of Poland 5.000%, 3/23/22	150,000	160,688
4.000%, 1/22/24	100,000	107,272
Republic of Uruguay 4.500%, 8/14/24	250,000	270,469
Svensk Exportkredit AB 2.375%, 4/9/21	500,000	503,174
United Mexican States 4.000%, 10/2/23	250,000	263,438
4.500%, 4/22/29	200,000	219,562

Total Foreign Government Securities		6,287,645

Loan Participations (0.5%)
Consumer Discretionary (0.4%)
Hotels, Restaurants & Leisure (0.1%)
24 Hour Fitness Worldwide, Inc., Term Loan B
(ICE LIBOR USD 3 Month + 3.50%), 5.299%, 5/30/25 (k)	1,970,000	1,483,832

Multiline Retail (0.3%)
Belk, Inc., Term Loan B
(ICE LIBOR USD 1 Month + 6.75%), 8.803%, 7/31/25 (k)	4,669,393	3,245,228

Total Consumer Discretionary		4,729,060

Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Chesapeake Energy Corp., Term Loan
(ICE LIBOR USD 3 Month + 8.00%), 9.928%, 6/24/24 (k)	800,000	822,000

Total Energy		822,000

Total Loan Participations		5,551,060

Mortgage-Backed Securities (1.5%)
FHLMC UMBS 4.000%, 9/1/49	152,213	158,441
4.000%, 10/1/49	274,161	285,720
FNMA UMBS 4.000%, 8/1/49	603,652	641,554
4.000%, 9/1/49	309,693	322,750
4.000%, 10/1/49	1,394,433	1,453,227
4.000%, 12/1/49	648,215	677,673
4.000%, 1/1/50	511,000	535,180
GNMA
3.500%, 9/20/49	1,196,266	1,238,766
4.000%, 9/20/49	617,938	643,733
3.500%, 10/20/49	1,199,805	1,243,650
4.000%, 10/20/49	596,490	623,300
3.500%, 11/20/49	2,873,927	2,981,644
4.000%, 11/20/49	2,135,605	2,231,760
3.500%, 12/20/49	2,880,000	2,989,744
4.000%, 12/20/49	710,000	742,245

Total Mortgage-Backed Securities		16,769,387

Municipal Bonds (0.1%)
New Jersey Economic Development Authority, St Pension Funding Revenue, NATL-RE
7.425%, 2/15/29	100,000	125,373
Oregon School Boards Association, Taxable-Pension-Series 2002B, NATL-RE
5.550%, 6/30/28	150,000	177,497
State of California Federally Taxable General Obligation Bonds Various Purpose
3.375%, 4/1/25	75,000	79,644

Total Municipal Bonds		382,514

Supranational (0.6%)
Asian Development Bank
1.625%, 3/16/21	500,000	499,166
2.375%, 8/10/27	150,000	154,602
2.500%, 11/2/27	200,000	208,014
2.750%, 1/19/28	100,000	105,992
European Bank for Reconstruction & Development
2.125%, 3/7/22	350,000	353,178
European Investment Bank
4.000%, 2/16/21	200,000	204,996
2.375%, 5/13/21	750,000	756,637
2.875%, 12/15/21	250,000	255,763
2.125%, 4/13/26	500,000	506,889
2.375%, 5/24/27	200,000	206,115
Inter-American Development Bank
2.625%, 4/19/21	250,000	252,738
2.125%, 1/18/22	500,000	504,349
3.000%, 10/4/23	250,000	262,004
2.375%, 7/7/27	150,000	154,233
2.250%, 6/18/29	100,000	102,114
International Bank for Reconstruction & Development
1.625%, 3/9/21	250,000	249,589
2.250%, 6/24/21	500,000	503,750
2.000%, 1/26/22	500,000	503,326
2.125%, 2/13/23	200,000	202,713
3.000%, 9/27/23	200,000	209,339
1.875%, 10/27/26	150,000	149,483
1.750%, 10/23/29	100,000	97,617
International Finance Corp.
1.125%, 7/20/21	500,000	495,461

Total Supranational		6,938,068

U.S. Government Agency Securities (0.5%)
FFCB
2.850%, 9/20/21	945,000	964,297
FHLB
3.000%, 12/9/22	385,000	399,835
5.375%, 8/15/24	300,000	348,196
3.125%, 6/13/25	375,000	400,669
FHLMC
1.125%, 8/12/21	758,000	751,719
2.375%, 1/13/22	1,525,000	1,548,578
FNMA
2.625%, 1/11/22	325,000	331,689
2.375%, 1/19/23	125,000	127,832
2.625%, 9/6/24	500,000	520,477

Total U.S. Government Agency Securities		5,393,292

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
U.S. Treasury Obligations (20.0%)
U.S. Treasury Bonds
7.125%, 2/15/23 (x)	$1,800,000	$2,102,342
7.625%, 2/15/25	1,600,000	2,062,001
6.500%, 11/15/26	1,300,000	1,694,624
6.375%, 8/15/27	1,000,000	1,323,053
6.125%, 11/15/27	1,500,000	1,970,652
5.500%, 8/15/28	1,250,000	1,609,193
5.250%, 11/15/28	1,700,000	2,164,911
U.S. Treasury Notes 1.375%, 3/31/20	5,000,000	4,996,808
2.250%, 3/31/20	9,500,000	9,513,778
2.500%, 5/31/20	10,000,000	10,033,829
2.500%, 6/30/20	17,500,000	17,574,508
2.125%, 1/31/21	3,000,000	3,015,359
3.625%, 2/15/21	2,300,000	2,350,269
1.125%, 2/28/21	3,500,000	3,479,506
2.000%, 2/28/21	2,000,000	2,008,210
2.500%, 2/28/21	3,350,000	3,383,049
2.375%, 3/15/21	5,000,000	5,043,385
1.250%, 3/31/21	1,000,000	995,389
2.375%, 4/15/21	1,000,000	1,009,770
3.125%, 5/15/21	3,500,000	3,571,495
1.375%, 5/31/21	1,700,000	1,694,786
1.125%, 6/30/21	1,300,000	1,291,067
2.125%, 6/30/21	800,000	806,301
2.250%, 7/31/21	3,980,400	4,020,666
2.125%, 8/15/21	800,000	806,645
1.125%, 9/30/21	1,500,000	1,487,874
1.500%, 9/30/21	2,000,000	1,996,939
2.125%, 9/30/21	1,500,000	1,513,296
1.250%, 10/31/21	700,000	695,816
1.500%, 10/31/21 (x)	1,000,000	998,698
2.000%, 11/15/21	2,000,000	2,015,677
1.750%, 11/30/21	1,500,000	1,504,569
1.875%, 11/30/21	1,850,000	1,860,622
2.000%, 12/31/21	1,000,000	1,008,006
2.125%, 12/31/21	750,000	757,821
1.500%, 1/31/22	600,000	599,111
2.000%, 2/15/22	1,000,000	1,008,362
1.750%, 2/28/22	400,000	401,502
1.875%, 2/28/22	2,200,000	2,213,500
1.875%, 4/30/22	700,000	704,595
1.750%, 5/15/22	800,000	803,005
1.750%, 5/31/22	300,000	301,183
1.750%, 6/30/22	300,000	301,253
2.125%, 6/30/22	1,350,000	1,367,823
1.875%, 7/31/22	1,637,900	1,649,553
2.000%, 7/31/22	1,100,000	1,111,351
1.625%, 8/31/22	1,800,000	1,801,547
1.875%, 8/31/22	700,000	705,112
1.750%, 9/30/22	3,500,000	3,514,194
2.000%, 11/30/22	7,500,000	7,584,958
2.125%, 12/31/22	1,000,000	1,015,194
1.750%, 1/31/23	200,000	200,822
2.375%, 1/31/23	1,000,000	1,022,733
1.500%, 2/28/23	800,000	797,216
1.500%, 3/31/23	700,000	697,429
2.500%, 3/31/23	2,000,000	2,055,458
1.750%, 5/15/23	2,000,000	2,007,659
1.625%, 5/31/23	1,000,000	1,000,131
2.750%, 5/31/23	7,500,000	7,777,181
2.750%, 7/31/23	2,000,000	2,077,026
2.500%, 8/15/23	500,000	515,005
1.375%, 8/31/23	500,000	495,390
2.750%, 8/31/23	3,000,000	3,117,465
1.375%, 9/30/23	1,000,000	990,271
2.750%, 11/15/23	650,000	676,512
2.125%, 11/30/23	2,400,000	2,442,854
2.625%, 12/31/23	2,000,000	2,074,606
2.250%, 1/31/24	2,000,000	2,046,398
2.750%, 2/15/24	1,200,000	1,251,738
2.125%, 3/31/24	3,000,000	3,055,756
2.500%, 5/15/24	3,500,000	3,621,752
1.750%, 6/30/24	3,500,000	3,510,954
2.000%, 6/30/24	800,000	811,062
2.125%, 7/31/24	1,000,000	1,019,488
2.375%, 8/15/24	2,500,000	2,576,544
1.500%, 9/30/24	1,000,000	991,645
2.125%, 9/30/24	4,750,000	4,844,759
1.500%, 10/31/24	1,300,000	1,289,076
2.250%, 11/15/24	1,800,000	1,847,162
2.250%, 12/31/24	1,250,000	1,283,273
2.000%, 2/15/25	3,290,000	3,337,443
2.750%, 2/28/25	1,000,000	1,051,659
2.125%, 5/15/25	1,000,000	1,020,563
2.875%, 5/31/25	5,000,000	5,295,669
2.000%, 8/15/25	800,000	810,812
2.750%, 8/31/25	500,000	527,090
2.250%, 11/15/25	1,800,000	1,848,841
1.625%, 2/15/26	3,500,000	3,468,370
1.625%, 5/15/26	1,950,000	1,929,919
1.500%, 8/15/26	750,000	735,420
1.625%, 10/31/26	2,500,000	2,468,604
2.250%, 2/15/27	1,500,000	1,542,243
2.375%, 5/15/27	1,325,000	1,374,317
2.250%, 8/15/27	2,100,000	2,159,764
2.250%, 11/15/27	3,350,000	3,445,686
2.750%, 2/15/28	1,775,000	1,892,457
2.875%, 5/15/28	700,000	753,973
2.875%, 8/15/28	1,300,000	1,402,112
2.625%, 2/15/29	1,300,000	1,378,532
2.375%, 5/15/29	1,300,000	1,352,178
1.625%, 8/15/29	2,500,000	2,437,567

Total U.S. Treasury Obligations		223,773,741

Total Long-Term Debt Securities (48.4%) (Cost $526,452,213)		541,050,089

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCK:
Information Technology (0.2%)
Semiconductors & Semiconductor Equipment (0.2%)
Broadcom, Inc.,
Series A 8.000% (x)	2,200	2,591,534

Total Convertible Preferred Stock (0.2%) (Cost $2,200,000)		2,591,534

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
PREFERRED STOCK:
Financials (0.2%)
Banks (0.2%)
JPMorgan Chase & Co.,
Series EE 6.000% (x)	100,000	$2,814,000

Total Preferred Stock (0.2%) (Cost $2,500,000)		2,814,000

COMMON STOCKS:
Communication Services (2.7%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	49,943	1,951,772
BCE, Inc.	50,000	2,316,430
CenturyLink, Inc.	6,708	88,613
Verizon Communications, Inc.	168,276	10,332,146

		14,688,961

Entertainment (0.3%)
Activision Blizzard, Inc.	5,253	312,133
Electronic Arts, Inc.*	1,996	214,590
Live Nation Entertainment, Inc.*	963	68,826
Netflix, Inc.*	2,996	969,416
Take-Two Interactive Software, Inc.*	774	94,761
Walt Disney Co. (The)	12,323	1,782,275

		3,442,001

Interactive Media & Services (0.8%)
Alphabet, Inc., Class A*	2,049	2,744,410
Alphabet, Inc., Class C*	2,043	2,731,532
Facebook, Inc., Class A*	16,453	3,376,978
Twitter, Inc.*	5,308	170,122

		9,023,042

Media (0.3%)
Charter Communications, Inc., Class A*	1,072	520,006
Comcast Corp., Class A	31,038	1,395,779
Discovery, Inc., Class A (x)*	973	31,856
Discovery, Inc., Class C*	2,293	69,913
DISH Network Corp., Class A*	1,743	61,824
Fox Corp., Class A	2,424	89,858
Fox Corp., Class B	1,048	38,147
Interpublic Group of Cos., Inc. (The)	2,596	59,968
News Corp., Class A	2,450	34,643
News Corp., Class B	855	12,406
Omnicom Group, Inc.	1,489	120,639
ViacomCBS, Inc.	3,695	155,079

		2,590,118

Wireless Telecommunication Services (0.0%)
T-Mobile US, Inc.*	2,164	169,701

Total Communication Services		29,913,823

Consumer Discretionary (2.8%)
Auto Components (0.0%)
Aptiv plc	1,745	165,723
BorgWarner, Inc.	1,412	61,252

		226,975

Automobiles (1.1%)
Daimler AG (Registered)	59,500	3,295,011
Ford Motor Co.	276,623	2,572,594
General Motors Co.	172,017	6,295,822
Harley-Davidson, Inc.	1,055	39,235

		12,202,662

Distributors (0.0%)
Genuine Parts Co.	993	105,486
LKQ Corp.*	2,095	74,792

		180,278

Diversified Consumer Services (0.0%)
H&R Block, Inc.	1,259	29,561

Hotels, Restaurants & Leisure (0.3%)
Carnival Corp.	2,739	139,223
Chipotle Mexican Grill, Inc.*	175	146,494
Darden Restaurants, Inc.	838	91,350
Hilton Worldwide Holdings, Inc.	1,929	213,945
Las Vegas Sands Corp.	2,310	159,483
Marriott International, Inc., Class A	1,855	280,903
McDonald’s Corp.	5,149	1,017,494
MGM Resorts International	3,521	117,144
Norwegian Cruise Line Holdings Ltd.*	1,455	84,987
Royal Caribbean Cruises Ltd.	1,175	156,874
Starbucks Corp.	8,074	709,866
Wynn Resorts Ltd.	661	91,793
Yum! Brands, Inc.	2,068	208,310

		3,417,866

Household Durables (0.1%)
DR Horton, Inc.	2,293	120,956
Garmin Ltd.	988	96,389
Leggett & Platt, Inc.	857	43,561
Lennar Corp., Class A	1,914	106,782
Mohawk Industries, Inc.*	379	51,688
Newell Brands, Inc.	2,551	49,030
NVR, Inc.*	24	91,402
PulteGroup, Inc.	1,742	67,590
Whirlpool Corp.	432	63,733

		691,131

Internet & Direct Marketing Retail (0.5%)
Amazon.com, Inc.*	2,847	5,260,800
Booking Holdings, Inc.*	286	587,367
eBay, Inc.	5,228	188,783
Expedia Group, Inc.	955	103,274

		6,140,224

Leisure Products (0.0%)
Hasbro, Inc.	853	90,085

Multiline Retail (0.3%)
Dollar General Corp.	1,741	271,561
Dollar Tree, Inc.*	1,618	152,173
Kohl’s Corp.	1,070	54,516
Macy’s, Inc.	1,931	32,827
Nordstrom, Inc.	689	28,201
Target Corp.	20,965	2,687,923

		3,227,201

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Specialty Retail (0.4%)
Advance Auto Parts, Inc.	474	$75,916
AutoZone, Inc.*	163	194,184
Best Buy Co., Inc.	1,557	136,705
CarMax, Inc.*	1,124	98,541
Gap, Inc. (The)	1,263	22,330
Home Depot, Inc. (The)	7,458	1,628,678
L Brands, Inc.	1,686	30,550
Lowe’s Cos., Inc.	5,240	627,542
O’Reilly Automotive, Inc.*	517	226,580
Ross Stores, Inc.	2,473	287,907
Tiffany & Co.	738	98,634
TJX Cos., Inc. (The)	8,291	506,248
Tractor Supply Co.	809	75,593
Ulta Beauty, Inc.*	391	98,978

		4,108,386

Textiles, Apparel & Luxury Goods (0.1%)
Capri Holdings Ltd.*	965	36,815
Hanesbrands, Inc. (x)	2,292	34,036
NIKE, Inc., Class B	8,519	863,060
PVH Corp.	507	53,311
Ralph Lauren Corp.	340	39,855
Tapestry, Inc.	1,887	50,892
Under Armour, Inc., Class A*	1,343	29,009
Under Armour, Inc., Class C*	1,571	30,131
VF Corp.	2,239	223,139

		1,360,248

Total Consumer Discretionary		31,674,617

Consumer Staples (3.1%)
Beverages (1.3%)
Anheuser-Busch InBev SA/NV (ADR)	30,000	2,461,200
Brown-Forman Corp., Class B	1,246	84,230
Coca-Cola Co. (The)	54,163	2,997,922
Constellation Brands, Inc., Class A	1,145	217,264
Molson Coors Brewing Co., Class B	1,279	68,938
Monster Beverage Corp.*	2,610	165,865
PepsiCo, Inc.	59,534	8,136,512

		14,131,931

Food & Staples Retailing (0.2%)
Costco Wholesale Corp.	3,020	887,638
Kroger Co. (The)	5,483	158,952
Sysco Corp.	3,488	298,364
Walgreens Boots Alliance, Inc.	5,126	302,229
Walmart, Inc.	9,699	1,152,629

		2,799,812

Food Products (0.2%)
Archer-Daniels-Midland Co.	3,806	176,408
Campbell Soup Co.	1,148	56,734
Conagra Brands, Inc.	3,327	113,916
General Mills, Inc.	4,132	221,310
Hershey Co. (The)	1,014	149,038
Hormel Foods Corp.	1,901	85,754
JM Smucker Co. (The)	780	81,221
Kellogg Co.	1,702	117,710
Kraft Heinz Co. (The)	4,258	136,810
Lamb Weston Holdings, Inc.	999	85,944
McCormick & Co., Inc. (Non-Voting)	845	143,422
Mondelez International, Inc., Class A	9,844	542,208
Tyson Foods, Inc., Class A	2,018	183,719

		2,094,194

Household Products (0.9%)
Church & Dwight Co., Inc.	1,678	118,031
Clorox Co. (The)	858	131,737
Colgate-Palmolive Co.	5,860	403,402
Kimberly-Clark Corp.	2,344	322,417
Procter & Gamble Co. (The)	69,450	8,674,305

		9,649,892

Personal Products (0.0%)
Coty, Inc., Class A	1,754	19,732
Estee Lauder Cos., Inc. (The), Class A	1,522	314,354

		334,086

Tobacco (0.5%)
Altria Group, Inc.	12,772	637,451
Philip Morris International, Inc.	55,137	4,691,607

		5,329,058

Total Consumer Staples		34,338,973

Energy (3.3%)
Energy Equipment & Services (0.6%)
Baker Hughes Co.	72,390	1,855,356
Halliburton Co.	61,001	1,492,694
Helmerich & Payne, Inc.	674	30,620
National Oilwell Varco, Inc.	2,601	65,155
Schlumberger Ltd.	34,465	1,385,493
TechnipFMC plc	2,869	61,511
Weatherford Well Screen Ireland Ltd.*	81,567	2,279,798

		7,170,627

Oil, Gas & Consumable Fuels (2.7%)
Apache Corp.	2,560	65,510
Cabot Oil & Gas Corp.	2,789	48,556
Chevron Corp.	52,928	6,378,353
Cimarex Energy Co.	674	35,378
Concho Resources, Inc.	1,374	120,321
ConocoPhillips	7,502	487,855
Devon Energy Corp.	2,646	68,717
Diamondback Energy, Inc.	1,102	102,332
EOG Resources, Inc.	3,977	333,114
Exxon Mobil Corp.	88,928	6,205,396
Hess Corp.	1,771	118,320
HollyFrontier Corp.	966	48,986
Kinder Morgan, Inc.	13,317	281,921
Marathon Oil Corp.	5,469	74,269
Marathon Petroleum Corp.	4,439	267,450
Noble Energy, Inc.	3,270	81,227
Occidental Petroleum Corp.	61,108	2,518,261
ONEOK, Inc.	2,824	213,692
Phillips 66	3,038	338,464

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Pioneer Natural Resources Co.	1,133	$171,502
Royal Dutch Shell plc (ADR), Class A	100,000	5,898,000
TC Energy Corp. (x)	40,000	2,132,400
Valero Energy Corp.	2,808	262,969
Williams Cos., Inc. (The)	148,287	3,517,368

		29,770,361

Total Energy		36,940,988

Financials (5.4%)
Banks (3.6%)
Bank of America Corp.	230,349	8,112,892
Barclays plc	1,400,000	3,331,316
Citigroup, Inc.	14,926	1,192,438
Citizens Financial Group, Inc.	2,972	120,693
Comerica, Inc.	986	70,746
Fifth Third Bancorp	4,852	149,150
First Republic Bank	1,152	135,302
Huntington Bancshares, Inc.	7,061	106,480
JPMorgan Chase & Co.	81,444	11,353,294
KeyCorp	6,734	136,296
M&T Bank Corp.	902	153,115
People’s United Financial, Inc.	3,091	52,238
PNC Financial Services Group, Inc. (The)‡	2,996	478,251
Regions Financial Corp.	6,595	113,170
SVB Financial Group*	353	88,617
Truist Financial Corp.	9,169	516,398
US Bancorp	9,717	576,121
Wells Fargo & Co.	246,313	13,251,639
Zions Bancorp NA (x)	1,165	60,487

		39,998,643

Capital Markets (0.5%)
Ameriprise Financial, Inc.	866	144,258
Bank of New York Mellon Corp. (The)	5,738	288,794
BlackRock, Inc.‡	807	405,679
Cboe Global Markets, Inc.	758	90,960
Charles Schwab Corp. (The)	7,816	371,729
CME Group, Inc.	2,450	491,764
E*TRADE Financial Corp.	1,545	70,097
Franklin Resources, Inc.	1,802	46,816
Goldman Sachs Group, Inc. (The)	2,179	501,017
Intercontinental Exchange, Inc.	3,807	352,338
Invesco Ltd.	2,415	43,422
MarketAxess Holdings, Inc.	259	98,189
Moody’s Corp.	1,110	263,525
Morgan Stanley	36,410	1,861,279
MSCI, Inc.	579	149,486
Nasdaq, Inc.	784	83,966
Northern Trust Corp.	1,449	153,942
Raymond James Financial, Inc.	828	74,073
S&P Global, Inc.	1,671	456,267
State Street Corp.	2,486	196,643
T. Rowe Price Group, Inc.	1,598	194,700

		6,338,944

Consumer Finance (0.1%)
American Express Co.	4,587	571,036
Capital One Financial Corp.	3,184	327,665
Discover Financial Services	2,143	181,769
Synchrony Financial	4,065	146,381

		1,226,851

Diversified Financial Services (0.3%)
Berkshire Hathaway, Inc., Class B*	13,373	3,028,985

Insurance (0.9%)
Aflac, Inc.	5,018	265,452
Allstate Corp. (The)	2,215	249,077
American International Group, Inc.	5,948	305,311
Aon plc	1,601	333,472
Arthur J Gallagher & Co.	1,275	121,418
Assurant, Inc.	415	54,398
Chubb Ltd.	3,098	482,235
Cincinnati Financial Corp.	1,039	109,251
Everest Re Group Ltd.	279	77,238
Globe Life, Inc.	681	71,675
Hartford Financial Services Group, Inc. (The)	2,465	149,798
Lincoln National Corp.	1,356	80,018
Loews Corp.	1,749	91,805
Marsh & McLennan Cos., Inc.	3,450	384,364
MetLife, Inc.	123,097	6,274,254
Principal Financial Group, Inc.	1,766	97,130
Progressive Corp. (The)	3,997	289,343
Prudential Financial, Inc.	2,748	257,598
Travelers Cos., Inc. (The)	1,765	241,717
Unum Group	1,411	41,145
Willis Towers Watson plc	880	177,707
WR Berkley Corp.	992	68,547

		10,222,953

Total Financials		60,816,376

Health Care (6.5%)
Biotechnology (0.3%)
AbbVie, Inc.	10,111	895,228
Alexion Pharmaceuticals, Inc.*	1,513	163,631
Amgen, Inc.	4,062	979,226
Biogen, Inc.*	1,234	366,165
Gilead Sciences, Inc.	8,650	562,077
Incyte Corp.*	1,222	106,705
Regeneron Pharmaceuticals, Inc.*	546	205,012
Vertex Pharmaceuticals, Inc.*	1,758	384,914

		3,662,958

Health Care Equipment & Supplies (0.6%)
Abbott Laboratories	12,084	1,049,616
ABIOMED, Inc.*	302	51,518
Align Technology, Inc.*	490	136,730
Baxter International, Inc.	3,491	291,917
Becton Dickinson and Co.	1,849	502,873
Boston Scientific Corp.*	9,529	430,901
Cooper Cos., Inc. (The)	339	108,917
Danaher Corp.	4,371	670,861
Dentsply Sirona, Inc.	1,521	86,073
Edwards Lifesciences Corp.*	1,426	332,672
Hologic, Inc.*	1,833	95,701

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
IDEXX Laboratories, Inc.*	586	$153,022
Intuitive Surgical, Inc.*	790	467,009
Medtronic plc	9,164	1,039,656
ResMed, Inc.	983	152,336
STERIS plc	580	88,404
Stryker Corp.	2,201	462,078
Teleflex, Inc.	317	119,331
Varian Medical Systems, Inc.*	621	88,188
Zimmer Biomet Holdings, Inc.	1,406	210,450

		6,538,253

Health Care Providers & Services (1.1%)
AmerisourceBergen Corp.	1,028	87,401
Anthem, Inc.	1,734	523,720
Cardinal Health, Inc.	2,000	101,160
Centene Corp.*	2,829	177,859
Cigna Corp.	2,553	522,063
CVS Health Corp.	108,895	8,089,810
DaVita, Inc.*	613	45,993
HCA Healthcare, Inc.	1,809	267,388
Henry Schein, Inc.*	1,003	66,920
Humana, Inc.	906	332,067
Laboratory Corp. of America Holdings*	664	112,329
McKesson Corp.	1,232	170,410
Quest Diagnostics, Inc.	921	98,354
UnitedHealth Group, Inc.	6,477	1,904,108
Universal Health Services, Inc., Class B	549	78,760
WellCare Health Plans, Inc.*	344	113,592

		12,691,934

Health Care Technology (0.0%)
Cerner Corp.	2,147	157,568

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	2,116	180,516
Illumina, Inc.*	1,005	333,399
IQVIA Holdings, Inc.*	1,234	190,665
Mettler-Toledo International, Inc.*	167	132,478
PerkinElmer, Inc.	760	73,796
Thermo Fisher Scientific, Inc.	2,742	890,793
Waters Corp.*	441	103,040

		1,904,687

Pharmaceuticals (4.3%)
Allergan plc	2,244	428,985
AstraZeneca plc	85,000	8,564,797
Bayer AG (Registered)	62,350	5,092,185
Bristol-Myers Squibb Co.	116,027	7,447,773
Eli Lilly & Co.	5,777	759,271
Johnson & Johnson	42,994	6,271,535
Merck & Co., Inc.	117,407	10,678,167
Mylan NV*	3,518	70,712
Perrigo Co. plc	921	47,579
Pfizer, Inc.	197,836	7,751,215
Zoetis, Inc.	3,256	430,932

		47,543,151

Total Health Care		72,498,551

Industrials (2.2%)
Aerospace & Defense (0.5%)
Arconic, Inc.	2,648	81,479
Boeing Co. (The)	7,555	2,461,117
General Dynamics Corp.	1,602	282,513
Huntington Ingalls Industries, Inc.	280	70,246
L3Harris Technologies, Inc.	1,511	298,981
Lockheed Martin Corp.	1,697	660,778
Northrop Grumman Corp.	1,072	368,736
Raytheon Co.	1,904	418,385
Textron, Inc.	1,561	69,620
TransDigm Group, Inc.	340	190,400
United Technologies Corp.	5,547	830,719

		5,732,974

Air Freight & Logistics (0.1%)
CH Robinson Worldwide, Inc.	925	72,335
Expeditors International of Washington, Inc.	1,164	90,815
FedEx Corp.	1,641	248,136
United Parcel Service, Inc., Class B	4,791	560,834

		972,120

Airlines (0.1%)
Alaska Air Group, Inc.	832	56,368
American Airlines Group, Inc.	2,666	76,461
Delta Air Lines, Inc.	3,935	230,119
Southwest Airlines Co.	3,238	174,787
United Airlines Holdings, Inc.*	1,488	131,078

		668,813

Building Products (0.0%)
Allegion plc	635	79,083
AO Smith Corp.	937	44,639
Fortune Brands Home & Security, Inc.	951	62,138
Johnson Controls International plc	5,274	214,704
Masco Corp.	1,942	93,197

		493,761

Commercial Services & Supplies (0.1%)
Cintas Corp.	573	154,183
Copart, Inc.*	1,399	127,225
Republic Services, Inc.	1,440	129,067
Rollins, Inc.	922	30,574
Waste Management, Inc.	2,668	304,045

		745,094

Construction & Engineering (0.0%)
Jacobs Engineering Group, Inc.	926	83,182
Quanta Services, Inc.	946	38,512

		121,694

Electrical Equipment (0.1%)
AMETEK, Inc.	1,563	155,894
Eaton Corp. plc	2,826	267,679
Emerson Electric Co.	4,165	317,623
Rockwell Automation, Inc.	790	160,109

		901,305

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Industrial Conglomerates (0.5%)
3M Co.	18,932	$3,339,983
General Electric Co.	59,710	666,364
Honeywell International, Inc.	4,885	864,645
Roper Technologies, Inc.	711	251,858

		5,122,850

Machinery (0.6%)
Caterpillar, Inc.	3,778	557,935
Cummins, Inc.	21,047	3,766,571
Deere & Co.	2,153	373,029
Dover Corp.	993	114,453
Flowserve Corp.	851	42,354
Fortive Corp.	2,020	154,308
IDEX Corp.	520	89,440
Illinois Tool Works, Inc.	2,000	359,260
Ingersoll-Rand plc	1,638	217,723
PACCAR, Inc.	2,365	187,072
Parker-Hannifin Corp.	878	180,710
Pentair plc	1,149	52,705
Snap-on, Inc.	375	63,525
Stanley Black & Decker, Inc.	1,039	172,204
Westinghouse Air Brake Technologies Corp.	1,245	96,861
Xylem, Inc.	1,231	96,990

		6,525,140

Professional Services (0.0%)
Equifax, Inc.	828	116,019
IHS Markit Ltd.*	2,742	206,610
Nielsen Holdings plc	2,346	47,624
Robert Half International, Inc.	804	50,772
Verisk Analytics, Inc.	1,120	167,261

		588,286

Road & Rail (0.2%)
CSX Corp.	5,317	384,738
JB Hunt Transport Services, Inc.	583	68,083
Kansas City Southern	678	103,842
Norfolk Southern Corp.	1,783	346,134
Old Dominion Freight Line, Inc.	437	82,934
Union Pacific Corp.	4,746	858,029

		1,843,760

Trading Companies & Distributors (0.0%)
Fastenal Co.	3,921	144,881
United Rentals, Inc.*	514	85,720
WW Grainger, Inc.	298	100,879

		331,480

Total Industrials		24,047,277

Information Technology (7.5%)
Communications Equipment (0.3%)
Arista Networks, Inc.*	371	75,461
Cisco Systems, Inc.	59,004	2,829,832
F5 Networks, Inc.*	409	57,117
Juniper Networks, Inc.	2,288	56,353
Motorola Solutions, Inc.	1,171	188,695

		3,207,458

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	2,027	219,382
CDW Corp.	982	140,269
Corning, Inc.	5,258	153,061
FLIR Systems, Inc.	917	47,748
IPG Photonics Corp.*	227	32,897
Keysight Technologies, Inc.*	1,282	131,572
TE Connectivity Ltd.	2,287	219,186
Zebra Technologies Corp., Class A*	369	94,257

		1,038,372

IT Services (1.0%)
Accenture plc, Class A	4,342	914,295
Akamai Technologies, Inc.*	1,105	95,450
Alliance Data Systems Corp.	254	28,499
Automatic Data Processing, Inc.	2,958	504,339
Broadridge Financial Solutions, Inc.	784	96,855
Cognizant Technology Solutions Corp., Class A	3,744	232,203
DXC Technology Co.	1,750	65,782
Fidelity National Information Services, Inc.	4,202	584,456
Fiserv, Inc.*	3,905	451,535
FleetCor Technologies, Inc.*	593	170,618
Gartner, Inc.*	612	94,309
Global Payments, Inc.	2,055	375,161
International Business Machines Corp.	18,655	2,500,516
Jack Henry & Associates, Inc.	526	76,622
Leidos Holdings, Inc.	910	89,080
Mastercard, Inc., Class A	6,069	1,812,143
Paychex, Inc.	2,178	185,261
PayPal Holdings, Inc.*	8,028	868,389
VeriSign, Inc.*	706	136,032
Visa, Inc., Class A	11,704	2,199,182
Western Union Co. (The)(x)	2,821	75,546

		11,556,273

Semiconductors & Semiconductor Equipment (3.2%)
Advanced Micro Devices, Inc.*	7,614	349,178
Analog Devices, Inc.	42,518	5,052,839
Applied Materials, Inc.	46,316	2,827,129
Broadcom, Inc.	2,712	857,046
Intel Corp.	149,740	8,961,939
KLA Corp.	1,079	192,245
Lam Research Corp.	10,992	3,214,061
Maxim Integrated Products, Inc.	1,850	113,794
Microchip Technology, Inc. (x)	31,634	3,312,712
Micron Technology, Inc.*	7,569	407,061
NVIDIA Corp.	4,184	984,495
Qorvo, Inc.*	794	92,287
QUALCOMM, Inc.	7,807	688,812
Skyworks Solutions, Inc.	1,165	140,825
Texas Instruments, Inc.	66,391	8,517,301
Xilinx, Inc.	1,719	168,067

		35,879,791

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Software (1.6%)
Adobe, Inc.*	3,310	$1,091,671
ANSYS, Inc.*	585	150,585
Autodesk, Inc.*	1,504	275,924
Cadence Design Systems, Inc.*	1,918	133,033
Citrix Systems, Inc.	837	92,823
Fortinet, Inc.*	971	103,664
Intuit, Inc.	1,780	466,235
Microsoft Corp.	82,157	12,956,159
NortonLifeLock, Inc.	3,920	100,038
Oracle Corp.	14,812	784,740
salesforce.com, Inc.*	6,064	986,249
ServiceNow, Inc.*	1,289	363,910
Synopsys, Inc.*	1,028	143,098

		17,648,129

Technology Hardware, Storage & Peripherals (1.3%)
Apple, Inc.	48,555	14,258,176
Hewlett Packard Enterprise Co.	8,847	140,313
HP, Inc.	10,132	208,213
NetApp, Inc.	1,560	97,110
Seagate Technology plc	1,581	94,069
Western Digital Corp.	2,033	129,035
Xerox Holdings Corp.	1,271	46,862

		14,973,778

Total Information Technology		84,303,801

Materials (1.7%)
Chemicals (0.9%)
Air Products & Chemicals, Inc.	1,507	354,130
Albemarle Corp.	705	51,493
BASF SE	93,000	7,025,824
Celanese Corp.	826	101,697
CF Industries Holdings, Inc.	1,469	70,130
Corteva, Inc.	5,117	151,259
Dow, Inc.	5,070	277,481
DuPont de Nemours, Inc.	5,065	325,173
Eastman Chemical Co.	930	73,712
Ecolab, Inc.	1,715	330,978
FMC Corp.	886	88,440
International Flavors & Fragrances, Inc. (x)	730	94,185
Linde plc	3,673	781,982
LyondellBasell Industries NV, Class A	1,755	165,812
Mosaic Co. (The)	2,348	50,811
PPG Industries, Inc.	1,617	215,853
Sherwin-Williams Co. (The)	562	327,949

		10,486,909

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	427	119,406
Vulcan Materials Co.	905	130,311

		249,717

Containers & Packaging (0.1%)
Amcor plc	11,077	120,075
Avery Dennison Corp.	571	74,698
Ball Corp.	2,237	144,667
International Paper Co.	2,681	123,460
Packaging Corp. of America	647	72,458
Sealed Air Corp.	1,018	40,547
Westrock Co.	1,763	75,650

		651,555

Metals & Mining (0.7%)
Freeport-McMoRan, Inc.	9,920	130,150
Newmont Goldcorp Corp.	45,605	1,981,537
Nucor Corp.	2,073	116,669
Rio Tinto plc (ADR)	93,100	5,526,416

		7,754,772

Total Materials		19,142,953

Real Estate (0.9%)
Equity Real Estate Investment Trusts (REITs) (0.9%)
Alexandria Real Estate Equities, Inc. (REIT)	787	127,163
American Tower Corp. (REIT)	3,028	695,895
Apartment Investment & Management Co. (REIT), Class A	1,018	52,580
AvalonBay Communities, Inc. (REIT)	955	200,263
Boston Properties, Inc. (REIT)	983	135,516
Crown Castle International Corp. (REIT)	2,843	404,132
Digital Realty Trust, Inc. (REIT)	1,427	170,869
Duke Realty Corp. (REIT)	2,513	87,126
Equinix, Inc. (REIT)	583	340,297
Equity Residential (REIT)	2,387	193,156
Essex Property Trust, Inc. (REIT)	452	135,989
Extra Space Storage, Inc. (REIT)	885	93,474
Federal Realty Investment Trust (REIT)	460	59,216
Healthpeak Properties, Inc. (REIT)	3,384	116,646
Host Hotels & Resorts, Inc. (REIT)	244,903	4,542,951
Iron Mountain, Inc. (REIT)	1,940	61,828
Kimco Realty Corp. (REIT)	2,845	58,920
Mid-America Apartment Communities, Inc. (REIT)	780	102,851
Prologis, Inc. (REIT)	4,319	384,996
Public Storage (REIT)	1,027	218,710
Realty Income Corp. (REIT)	2,228	164,048
Regency Centers Corp. (REIT)	1,146	72,301
SBA Communications Corp. (REIT)	770	185,562
Simon Property Group, Inc. (REIT)	2,098	312,518
SL Green Realty Corp. (REIT)	557	51,177
UDR, Inc. (REIT)	2,004	93,587
Ventas, Inc. (REIT)	2,548	147,121
Vornado Realty Trust (REIT)	1,083	72,019
Welltower, Inc. (REIT)	2,774	226,858
Weyerhaeuser Co. (REIT)	5,094	153,839

		9,661,608

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	2,289	$140,293

Total Real Estate		9,801,901

Utilities (3.5%)
Electric Utilities (2.1%)
Alliant Energy Corp.	1,643	89,905
American Electric Power Co., Inc.	3,377	319,160
Duke Energy Corp.	67,075	6,117,911
Edison International	2,452	184,905
Entergy Corp.	1,361	163,048
Evergy, Inc.	1,558	101,410
Eversource Energy	2,214	188,345
Exelon Corp.	6,646	302,991
FirstEnergy Corp.	3,694	179,528
NextEra Energy, Inc.	3,342	809,299
Pinnacle West Capital Corp.	765	68,796
PPL Corp.	4,943	177,355
Southern Co. (The)	178,670	11,381,279
Xcel Energy, Inc.	48,585	3,084,662

		23,168,594

Gas Utilities (0.0%)
Atmos Energy Corp.	816	91,278

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	4,539	90,326
NRG Energy, Inc.	1,720	68,370

		158,696

Multi-Utilities (1.4%)
Ameren Corp.	1,682	129,178
CenterPoint Energy, Inc.	3,434	93,645
CMS Energy Corp.	1,941	121,973
Consolidated Edison, Inc.	2,273	205,638
Dominion Energy, Inc.	115,627	9,576,228
DTE Energy Co.	1,313	170,519
NiSource, Inc.	2,554	71,103
Public Service Enterprise Group, Inc.	3,458	204,195
Sempra Energy	31,927	4,836,302
WEC Energy Group, Inc.	2,157	198,940

		15,607,721

Water Utilities (0.0%)
American Water Works Co., Inc.	1,236	151,843

Total Utilities		39,178,132

Total Common Stocks (39.6%) (Cost $252,915,153)		442,657,392

SHORT-TERM INVESTMENTS:
Investment Company (6.5%)
JPMorgan Prime Money Market Fund, IM Shares	72,943,452	72,965,335

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.4%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,592,699, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,624,401. (xx)	$1,592,549	1,592,549
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $500,047, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $510,000. (xx)	500,000	500,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $400,061, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $408,003. (xx)	400,000	400,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $3,000,928, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $3,060,000. (xx)	3,000,000	3,000,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $400,038, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $435,556. (xx)	400,000	400,000
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $500,152, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $510,000. (xx)	500,000	500,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Societe Generale SA, 1.72%, dated 12/31/19, due 1/7/20, repurchase price $3,001,003, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $3,313,119. (xx)	$3,000,000	$3,000,000
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $6,000,563, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $6,626,239. (xx)	6,000,000	6,000,000

Total Repurchase Agreements		15,392,549

Total Short-Term Investments (7.9%) (Cost $88,353,364)		88,357,884

Total Investments in Securities (96.3%) (Cost $872,420,730)		1,077,470,899
Other Assets Less Liabilities (3.7%)		41,079,432

Net Assets (100%)		$1,118,550,331

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2019, the market value of these securities amounted to $78,759,279 or 7.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond – Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2019. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $16,687,942. This was collateralized by $1,636,499 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/7/20 - 11/15/49 and by cash of $15,392,549 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2019.

Glossary:

ADR	— American Depositary Receipt
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
NATL	— Insured by National Public Finance Guarantee Corp.
SOFR	— Secured Overnight Financing Rate
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	2,996	451,039	—	(117,837)	81,615	63,434	478,251	14,130	—
Capital Markets
BlackRock, Inc.	807	401,855	—	(93,972)	50,247	47,549	405,679	11,712	—
CORPORATE BONDS:
Financials
Banks
PNC Bank NA 3.250%, 1/22/28	250,000	239,934	912	—	—	21,222	262,068	8,125	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
PNC Financial Services Group, Inc. (The) 3.900%, 4/29/24	250,000	247,340	—	(365)	—	19,599	266,574	9,750	—
PNC Financial Services Group, Inc. (The) 5.125%, 2/8/20	—	102,093	—	(102,256)	937	(774)	—	897	—

Total		1,442,261	912	(314,430)	132,799	151,030	1,412,572	44,614	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	730	3/2020	USD	117,935,150	1,826,822

					1,826,822

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Security	$—	$103,565	$—	$103,565
Common Stocks
Communication Services	29,913,823	—	—	29,913,823
Consumer Discretionary	28,379,606	3,295,011	—	31,674,617
Consumer Staples	34,338,973	—	—	34,338,973
Energy	36,940,988	—	—	36,940,988
Financials	57,485,060	3,331,316	—	60,816,376
Health Care	58,841,569	13,656,982	—	72,498,551
Industrials	24,047,277	—	—	24,047,277
Information Technology	84,303,801	—	—	84,303,801
Materials	12,117,129	7,025,824	—	19,142,953
Real Estate	9,801,901	—	—	9,801,901
Utilities	39,178,132	—	—	39,178,132
Convertible Preferred Stocks
Information Technology	2,591,534	—	—	2,591,534
Corporate Bonds
Communication Services	—	30,598,799	—	30,598,799
Consumer Discretionary	—	13,858,565	—	13,858,565
Consumer Staples	—	11,123,629	—	11,123,629
Energy	—	34,297,283	—	34,297,283
Financials	—	56,800,532	—	56,800,532
Health Care	—	85,967,482	—	85,967,482
Industrials	—	10,649,239	—	10,649,239
Information Technology	—	7,785,558	—	7,785,558

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Materials	$—	$10,842,693	$—	$10,842,693
Real Estate	—	7,156,045	—	7,156,045
Utilities	—	6,770,992	—	6,770,992
Foreign Government Securities	—	6,287,645	—	6,287,645
Futures	1,826,822	—	—	1,826,822
Loan Participations
Consumer Discretionary	—	4,729,060	—	4,729,060
Energy	—	822,000	—	822,000
Mortgage-Backed Securities	—	16,769,387	—	16,769,387
Municipal Bonds	—	382,514	—	382,514
Preferred Stocks
Financials	2,814,000	—	—	2,814,000
Short-Term Investments
Investment Company	72,965,335	—	—	72,965,335
Repurchase Agreements	—	15,392,549	—	15,392,549
Supranational	—	6,938,068	—	6,938,068
U.S. Government Agency Securities	—	5,393,292	—	5,393,292
U.S. Treasury Obligations	—	223,773,741	—	223,773,741

Total Assets	$495,545,950	$583,751,771	$—	$1,079,297,721

Total Liabilities	$—	$—	$—	$—

Total	$495,545,950	$583,751,771	$—	$1,079,297,721

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,826,822	*

Total		$1,826,822

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$21,105,348	$21,105,348

Total	$21,105,348	$21,105,348

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$2,405,507	$2,405,507

Total	$2,405,507	$2,405,507

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Portfolio held futures contracts with an average notional balance of approximately $99,766,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 2%)*	$123,115,088
Long-term U.S. government debt securities	67,971,257

$191,086,345

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 12%)*	$229,048,006
Long-term U.S. government debt securities	75,349,665

$304,397,671

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$223,155,921
Aggregate gross unrealized depreciation	(18,667,140)

Net unrealized appreciation	$204,488,781

Federal income tax cost of investments in securities and derivative instruments, if applicable	$874,808,940

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $773,737)	$1,412,572
Unaffiliated Issuers (Cost $856,254,444)	1,060,665,778
Repurchase Agreements (Cost $15,392,549)	15,392,549
Cash	47,003,631
Cash held as collateral at broker for futures	4,651,400
Dividends, interest and other receivables	5,502,945
Receivable for securities sold	2,808,832
Due from broker for futures variation margin	280,752
Receivable for Portfolio shares sold	117,352
Securities lending income receivable	14,078
Other assets	4,706

Total assets	1,137,854,595

LIABILITIES
Foreign currency overdraft payable	126,602
Payable for return of collateral on securities loaned	15,392,549
Payable for securities purchased	2,459,559
Investment management fees payable	599,269
Payable for Portfolio shares redeemed	303,118
Distribution fees payable – Class IB	158,787
Administrative fees payable	115,338
Distribution fees payable – Class IA	835
Trustees’ fees payable	734
Accrued expenses	147,473

Total liabilities	19,304,264

NET ASSETS	$1,118,550,331

Net assets were comprised of:
Paid in capital	$936,624,803
Total distributable earnings (loss)	181,925,528

Net assets	$1,118,550,331

Class IA
Net asset value, offering and redemption price per share, $3,965,568 / 353,210 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.23

Class IB
Net asset value, offering and redemption price per share, $755,960,012 / 67,328,046 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.23

Class K
Net asset value, offering and redemption price per share, $358,624,751 / 31,955,588 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.22

(x)	Includes value of securities on loan of $16,687,942.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest ($18,772 interest income received from affiliates)	$24,019,529
Dividends ($25,842 of dividend income received from affiliates) (net of $113,886 foreign withholding tax)	14,871,467
Securities lending (net)	627,517

Total income	39,518,513

EXPENSES
Investment management fees	7,168,426
Distribution fees – Class IB	1,878,256
Administrative fees	1,372,839
Professional fees	108,628
Printing and mailing expenses	87,006
Custodian fees	77,500
Trustees’ fees	36,146
Distribution fees – Class IA	10,714
Miscellaneous	36,688

Total expenses	10,776,203

NET INVESTMENT INCOME (LOSS)	28,742,310

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($132,799 of realized gain (loss) from affiliates)	15,275,491
Futures contracts	21,105,348
Foreign currency transactions	(6,405)

Net realized gain (loss)	36,374,434

Change in unrealized appreciation (depreciation) on:
Investments in securities ($151,030 of change in unrealized appreciation (depreciation) from affiliates)	103,529,296
Futures contracts	2,405,507
Foreign currency translations	(1,845)
Unfunded commitments	42,000

Net change in unrealized appreciation (depreciation)	105,974,958

NET REALIZED AND UNREALIZED GAIN (LOSS)	142,349,392

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$171,091,702

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$28,742,310	$31,104,539
Net realized gain (loss)	36,374,434	33,420,844
Net change in unrealized appreciation (depreciation)	105,974,958	(112,510,913)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	171,091,702	(47,985,530)

Distributions to shareholders:
Class IA	(177,041)	(1,091,154)
Class IB	(33,679,767)	(52,510,801)
Class K	(16,583,223)	(26,562,074)

Total distributions to shareholders	(50,440,031)	(80,164,029)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 74,334 and 81,496 shares, respectively ]	818,225	924,559
Capital shares issued in reinvestment of dividends and distributions [ 15,973 and 105,080 shares, respectively ]	177,041	1,091,154
Capital shares repurchased [ (159,123) and (1,220,272) shares, respectively ]	(1,752,073)	(12,338,487)

Total Class IA transactions	(756,807)	(10,322,774)

Class IB
Capital shares sold [ 2,562,610 and 2,543,213 shares, respectively ]	28,089,647	28,630,544
Capital shares issued in reinvestment of dividends and distributions [ 3,038,405 and 5,055,619 shares, respectively ]	33,679,767	52,510,801
Capital shares repurchased [ (10,339,006) and (11,776,609) shares, respectively ]	(113,621,546)	(132,882,684)

Total Class IB transactions	(51,852,132)	(51,741,339)

Class K
Capital shares sold [ 892,369 and 1,061,848 shares, respectively ]	9,892,193	11,675,299
Capital shares issued in reinvestment of dividends and distributions [ 1,496,953 and 2,559,162 shares, respectively ]	16,583,223	26,562,074
Capital shares repurchased [ (5,884,599) and (5,045,571) shares, respectively ]	(64,387,988)	(57,178,273)

Total Class K transactions	(37,912,572)	(18,940,900)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(90,521,511)	(81,005,013)

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,130,160	(209,154,572)
NET ASSETS:
Beginning of year	1,088,420,171	1,297,574,743

End of year	$1,118,550,331	$1,088,420,171

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.08	$11.32	$10.56	$9.80	$10.36

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28	0.28	0.27	0.26	0.23
Net realized and unrealized gain (loss)	1.39	(0.74)	0.78	0.76	(0.54)

Total from investment operations	1.67	(0.46)	1.05	1.02	(0.31)

Less distributions:
Dividends from net investment income	(0.30)	(0.34)	(0.29)	(0.26)	(0.25)
Distributions from net realized gains	(0.22)	(0.44)	—	—	—

Total dividends and distributions	(0.52)	(0.78)	(0.29)	(0.26)	(0.25)

Net asset value, end of year	$11.23	$10.08	$11.32	$10.56	$9.80

Total return	16.65%	(4.29)%	9.97%	10.43%	(3.01)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,966	$4,256	$16,485	$4,353	$3,657
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.04%	1.04%	1.04%	1.03%
Before waivers and reimbursements (f)	1.05%	1.04%	1.04%	1.05%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.51%	2.45%	2.47%	2.49%	2.27%
Before waivers and reimbursements (f)	2.51%	2.45%	2.47%	2.49%	2.27%
Portfolio turnover rate^	20%	30%	21%	24%	27%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.09	$11.33	$10.56	$9.80	$10.36

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28	0.28	0.28	0.26	0.23
Net realized and unrealized gain (loss)	1.38	(0.74)	0.78	0.76	(0.54)

Total from investment operations	1.66	(0.46)	1.06	1.02	(0.31)

Less distributions:
Dividends from net investment income	(0.30)	(0.34)	(0.29)	(0.26)	(0.25)
Distributions from net realized gains	(0.22)	(0.44)	—	—	—

Total dividends and distributions	(0.52)	(0.78)	(0.29)	(0.26)	(0.25)

Net asset value, end of year	$11.23	$10.09	$11.33	$10.56	$9.80

Total return	16.53%	(4.29)%	10.07%	10.43%	(3.01)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$755,960	$726,831	$863,610	$858,742	$833,107
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.04%	1.04%	1.04%	1.03%
Before waivers and reimbursements (f)	1.05%	1.04%	1.04%	1.05%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.50%	2.45%	2.49%	2.50%	2.27%
Before waivers and reimbursements (f)	2.50%	2.45%	2.49%	2.49%	2.27%
Portfolio turnover rate^	20%	30%	21%	24%	27%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.08	$11.32	$10.56	$9.80	$10.36

Income (loss) from investment operations:
Net investment income (loss) (e)	0.30	0.31	0.30	0.28	0.26
Net realized and unrealized gain (loss)	1.39	(0.74)	0.78	0.77	(0.55)

Total from investment operations	1.69	(0.43)	1.08	1.05	(0.29)

Less distributions:
Dividends from net investment income	(0.33)	(0.37)	(0.32)	(0.29)	(0.27)
Distributions from net realized gains	(0.22)	(0.44)	—	—	—

Total dividends and distributions	(0.55)	(0.81)	(0.32)	(0.29)	(0.27)

Net asset value, end of year	$11.22	$10.08	$11.32	$10.56	$9.80

Total return	16.82%	(4.05)%	10.23%	10.72%	(2.76)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$358,625	$357,333	$417,480	$396,937	$431,785
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.80%	0.79%	0.79%	0.79%	0.78%
Before waivers and reimbursements (f)	0.80%	0.79%	0.79%	0.80%	0.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.75%	2.70%	2.74%	2.75%	2.52%
Before waivers and reimbursements (f)	2.75%	2.70%	2.74%	2.75%	2.52%
Portfolio turnover rate^	20%	30%	21%	24%	27%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	29.77%	16.71%
S&P 500® Index	31.49	16.09

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 29.77% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 31.49% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Strong earnings supported share price performance of electrical equipment company Dover Corp. during the period. Despite a weaker macroeconomic environment, Dover posted solid organic revenue growth and robust free cash flow in recent quarters. Order growth also improved, which we believe can bolster Dover’s overall growth in 2020.

•

The stock performance of technology outsourcing firm Accenture plc supported relative returns in 2019, as investors responded favorably to strong earnings growth, boosting the company’s stock price. The company’s robust financial results have been driven by strong growth in digital, cloud and security-related services. Late in 2019, Accenture also increased its full-year 2020 revenue growth forecast on strong consulting and outsourcing bookings growth.

•

Business software company Microsoft Corp. contributed to performance as it posted solid financial results across its businesses during the year. We believe the company can continue to demonstrate solid growth as the transition to cloud computing leads customers to potentially adopt more of its software and services. We also believe that the company can continue to raise its dividend over time as earnings per share continue to grow.

What hurt performance during the year:

•

Shares of Albemarle Corp., a specialty chemicals producer, declined in price amid concerns about lithium oversupply and pricing implications. In response, Albemarle announced steps to curtail capital expenditures to moderate supply growth over the next few years. While lithium pricing may soften over the coming year, we believe the company’s leading resource base provides solid growth prospects as demand continues to accelerate.

•

The performance of Occidental Petroleum Corp. stock also detracted from performance. The company acquired oil and gas exploration and production firm Anadarko Petroleum Corp. during the period. While the transaction gives Occidental Petroleum a greater presence in the U.S. shale-producing Permian Basin and allows the company to reduce costs, concerns about the financing needed to complete the transaction weighed on Occidental’s stock price.

•

Shares of apparel retailer The Gap Inc. weighed on relative performance amid a more challenging environment for retail stocks in general. Gap has also missed earnings guidance in recent quarters due to weaker same-store sales comparisons and pressure from higher tariff and labor costs. Gap’s decision to spin off its Old Navy brand has also created greater uncertainty around the stock.

Portfolio Positioning and Outlook — Franklin Advisers, Inc.

Overall, the U.S. and global economies look likely to us to continue posting modest growth in the near term as demand and labor markets remain healthy even as the benefits of the U.S. tax cuts have waned, earnings growth slows and global trade uncertainties persist.

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO (Unaudited)

The U.S. consumer has remained resilient, credit is not unduly tight, the labor market has been robust with wages rising, and we are seeing continued signs of a pickup in the U.S. housing market, which has the potential to further support consumption. Consumer and corporate confidence also remain positive. This is helping to limit the impact of a weakening manufacturing sector and other potential risks. Low inflation, meanwhile, gives the Federal Reserve (Fed) the leeway to remain accommodative to further bolster economic activity.

Outside the U.S., weak manufacturing activity in places like Germany, along with China’s transition to slower but more sustainable growth, may limit economic activity. Prolonged trade tensions continue to increase uncertainty, and the global economy may see higher oil prices if tensions in the Middle East escalate.

Although we see potential risks constraining economic activity, we believe the U.S. economy’s fundamentals are still robust overall. We see no signs of structural imbalances that could derail growth and easier global monetary policy may offer added support. Moreover, European economic growth may be showing early signs of stabilization and a potential trade truce between the U.S. and China could further reduce some of the uncertainty overhanging the European economy, given its reliance on exports.

Sector Weightings as of December 31, 2019	% of Net Assets
Industrials	26.4%
Health Care	19.0
Information Technology	18.0
Materials	11.3
Consumer Discretionary	8.3
Consumer Staples	8.1
Energy	4.6
Financials	2.5
Communication Services	0.1
Cash and Other	1.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,075.20	$4.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.87%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (0.1%)
Media (0.1%)
John Wiley & Sons, Inc., Class A	3,683	$178,699

Total Communication Services		178,699

Consumer Discretionary (8.3%)
Hotels, Restaurants & Leisure (2.0%)
McDonald’s Corp.	16,033	3,168,281
Yum! Brands, Inc.	6,237	628,253

		3,796,534

Multiline Retail (1.1%)
Target Corp.	15,683	2,010,717

Specialty Retail (3.3%)
Lowe’s Cos., Inc.	12,200	1,461,072
Ross Stores, Inc.	24,228	2,820,624
Tiffany & Co.	14,218	1,900,236

		6,181,932

Textiles, Apparel & Luxury Goods (1.9%)
NIKE, Inc., Class B	36,101	3,657,392

Total Consumer Discretionary		15,646,575

Consumer Staples (8.1%)
Beverages (1.7%)
PepsiCo, Inc.	22,600	3,088,742

Food & Staples Retailing (1.4%)
Walgreens Boots Alliance, Inc.	2,128	125,467
Walmart, Inc.	21,412	2,544,602

		2,670,069

Food Products (2.4%)
Bunge Ltd.	27,327	1,572,669
McCormick & Co., Inc. (Non-Voting)	17,301	2,936,499

		4,509,168

Household Products (2.6%)
Colgate-Palmolive Co.	28,038	1,930,136
Procter & Gamble Co. (The)	23,835	2,976,991

		4,907,127

Total Consumer Staples		15,175,106

Energy (4.6%)
Energy Equipment & Services (1.1%)
Apergy Corp.*	19,819	669,486
Schlumberger Ltd.	34,053	1,368,930

		2,038,416

Oil, Gas & Consumable Fuels (3.5%)
Chevron Corp.	20,648	2,488,291
EOG Resources, Inc.	19,342	1,620,086
Exxon Mobil Corp.	17,883	1,247,876
Occidental Petroleum Corp.	30,578	1,260,119

		6,616,372

Total Energy		8,654,788

Financials (2.5%)
Capital Markets (0.4%)
State Street Corp.	8,416	665,706

Insurance (2.1%)
Aflac, Inc.	37,829	2,001,154
Arthur J Gallagher & Co.	6,057	576,808
Erie Indemnity Co., Class A	8,698	1,443,868

		4,021,830

Total Financials		4,687,536

Health Care (19.0%)
Biotechnology (0.8%)
AbbVie, Inc.	16,379	1,450,197

Health Care Equipment & Supplies (14.7%)
Abbott Laboratories	44,621	3,875,780
Becton Dickinson and Co.	23,897	6,499,267
Dentsply Sirona, Inc.	14,038	794,410
Medtronic plc	50,039	5,676,925
Stryker Corp.	33,719	7,078,967
West Pharmaceutical Services, Inc.	24,916	3,745,622

		27,670,971

Health Care Providers & Services (0.7%)
CVS Health Corp.	19,345	1,437,140

Pharmaceuticals (2.8%)
Johnson & Johnson	24,069	3,510,945
Perrigo Co. plc	14,186	732,849
Pfizer, Inc.	25,049	981,420

		5,225,214

Total Health Care		35,783,522

Industrials (26.4%)
Aerospace & Defense (6.1%)
Boeing Co. (The)	6,348	2,067,924
General Dynamics Corp.	18,811	3,317,320
Raytheon Co.	11,072	2,432,961
United Technologies Corp.	24,114	3,611,313

		11,429,518

Air Freight & Logistics (1.1%)
United Parcel Service, Inc., Class B	17,344	2,030,289

Building Products (1.4%)
Johnson Controls International plc	66,101	2,690,972

Commercial Services & Supplies (2.8%)
ABM Industries, Inc.	26,330	992,904
Cintas Corp.	13,176	3,545,398
Matthews International Corp., Class A	20,350	776,760

		5,315,062

Electrical Equipment (0.6%)
nVent Electric plc	43,087	1,102,165

Industrial Conglomerates (9.5%)
Carlisle Cos., Inc.	8,444	1,366,577
Honeywell International, Inc.	37,513	6,639,801
Roper Technologies, Inc.	28,044	9,934,026

		17,940,404

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Machinery (3.5%)
Donaldson Co., Inc.	23,621	$1,361,042
Dover Corp.	28,927	3,334,126
Pentair plc	40,250	1,846,268

		6,541,436

Road & Rail (0.6%)
Norfolk Southern Corp.	5,300	1,028,889

Trading Companies & Distributors (0.8%)
WW Grainger, Inc.	4,604	1,558,546

Total Industrials		49,637,281

Information Technology (18.0%)
IT Services (4.9%)
Accenture plc, Class A	33,480	7,049,884
Visa, Inc., Class A	11,857	2,227,930

		9,277,814

Semiconductors & Semiconductor Equipment (6.3%)
Analog Devices, Inc.	49,033	5,827,082
Texas Instruments, Inc.	46,711	5,992,554

		11,819,636

Software (6.8%)
Microsoft Corp.	80,960	12,767,392

Total Information Technology		33,864,842

Materials (11.3%)
Chemicals (10.6%)
Air Products & Chemicals, Inc.	26,336	6,188,696
Albemarle Corp.	62,370	4,555,505
Ecolab, Inc.	11,990	2,313,950
Linde plc	32,432	6,904,773

		19,962,924

Metals & Mining (0.7%)
Nucor Corp.	24,861	1,399,177

Total Materials		21,362,101

Total Investments in Securities (98.3%) (Cost $156,416,998)		184,990,450
Other Assets Less Liabilities (1.7%)		3,181,148

Net Assets (100%)		$188,171,598

*	Non-income producing.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$178,699	$—	$—	$178,699
Consumer Discretionary	15,646,575	—	—	15,646,575
Consumer Staples	15,175,106	—	—	15,175,106
Energy	8,654,788	—	—	8,654,788
Financials	4,687,536	—	—	4,687,536
Health Care	35,783,522	—	—	35,783,522
Industrials	49,637,281	—	—	49,637,281
Information Technology	33,864,842	—	—	33,864,842
Materials	21,362,101	—	—	21,362,101

Total Assets	$184,990,450	$—	$—	$184,990,450

Total Liabilities	$—	$—	$—	$—

Total	$184,990,450	$—	$—	$184,990,450

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$16,005,677
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,870,951

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$33,558,214
Aggregate gross unrealized depreciation	(4,984,762)

Net unrealized appreciation	$28,573,452

Federal income tax cost of investments in securities and derivative instruments, if applicable	$156,416,998

For the year ended December 31, 2019, the Portfolio incurred approximately $19 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $156,416,998)	$184,990,450
Cash	3,501,433
Dividends, interest and other receivables	246,015
Receivable for securities sold	41,396
Receivable for Portfolio shares sold	30,504
Other assets	870

Total assets	188,810,668

LIABILITIES
Payable for securities purchased	365,547
Payable for Portfolio shares redeemed	96,726
Investment management fees payable	66,297
Distribution fees payable – Class IB	39,259
Administrative fees payable	14,982
Accrued expenses	56,259

Total liabilities	639,070

NET ASSETS	$188,171,598

Net assets were comprised of:
Paid in capital	$159,669,938
Total distributable earnings (loss)	28,501,660

Net assets	$188,171,598

Class IB
Net asset value, offering and redemption price per share, $188,171,598 / 5,882,276 shares outstanding (unlimited amount authorized: $0.01 par value)	$31.99

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends	$3,213,550
Interest	56,356
Securities lending (net)	3,659

Total income	3,273,565

EXPENSES
Investment management fees	996,477
Distribution fees – Class IB	415,197
Administrative fees	158,676
Professional fees	66,565
Printing and mailing expenses	28,952
Offering costs	23,589
Trustees’ fees	5,149
Custodian fees	5,000
Tax expense	4,992
Miscellaneous	4,302

Gross expenses	1,708,899
Less: Waiver from investment manager	(258,091)

Net expenses	1,450,808

NET INVESTMENT INCOME (LOSS)	1,822,757

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	288,149
Net change in unrealized appreciation (depreciation) on investments in securities	39,670,224

NET REALIZED AND UNREALIZED GAIN (LOSS)	39,958,373

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,781,130

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,822,757	$384,700
Net realized gain (loss)	288,149	226,148
Net change in unrealized appreciation (depreciation)	39,670,224	(11,096,772)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	41,781,130	(10,485,924)

Distributions to shareholders:
Class IB	(2,488,504)	(415,162)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 910,862 and 256,714 shares, respectively ]	26,794,432	6,687,677
Capital shares sold in-kind (Note 8) [ 0 and 5,408,874 shares, respectively ]	—	146,138,576
Capital shares issued in reinvestment of dividends [ 79,146 and 15,686 shares, respectively ]	2,488,504	415,162
Capital shares repurchased [ (574,602) and (214,404) shares, respectively ]	(17,021,679)	(5,722,614)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	12,261,257	147,518,801

TOTAL INCREASE (DECREASE) IN NET ASSETS	51,553,883	136,617,715
NET ASSETS:
Beginning of period	136,617,715	—

End of period	$188,171,598	$136,617,715

* Commencement of Operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$24.99		$27.02

Income (loss) from investment operations:
Net investment income (loss) (e)	0.32		0.07
Net realized and unrealized gain (loss)	7.11		(2.02)

Total from investment operations	7.43		(1.95)

Less distributions:
Dividends from net investment income	(0.33)		(0.08)
Distributions from net realized gains	(0.10)		—

Total dividends and distributions	(0.43)		(0.08)

Net asset value, end of period	$31.99		$24.99

Total return (b)	29.77%		(7.24)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$188,172		$136,618
Ratio of expenses to average net assets:
After waivers (a)(f)	0.87	%(j)	0.87	%(j)
Before waivers (a)(f)	1.03%		1.09%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.10%		1.38	%(l)
Before waivers (a)(f)	0.94%		1.16	%(l)
Portfolio turnover rate^	4%		5	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.87% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Mutual Advisers, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	25.53%	7.37%	10.15%
Portfolio – Class IB Shares	25.49	7.36	10.09
Portfolio – Class K Shares*	25.74	7.63	11.84
Volatility Managed Index - Small Cap Value	23.00	7.24	10.46
Russell 2000® Value Index	22.39	6.99	10.56

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.49% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index - Small Cap Value and the Russell 2000® Value Index, which returned 23.00% and 22.39%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Versum Materials, Inc., a specialty materials and equipment company that primarily supplies the semiconductor end market, agreed to be acquired by Merck KGaA. We exited the position at a significant premium to our purchase price.

•	Crocs, Inc., a designer and manufacturer of footwear, posted strong returns as accelerating brand momentum resulted in stronger-than-expected sales and margin expansion.

•

Shares of Coherent, Inc., a developer and seller of lasers, laser-based technologies and laser-based system solutions, rose due to an improved 2020 capital expenditure outlook for organic light-emitting diode (OLED) displays. A temporary easing of the trade rhetoric between the U.S. and China was an added contributor. We maintain a position in the company as we believe the introduction of new form factors in display technology (such as foldable OLED displays) and increased use of lasers in manufacturing and aerospace and defense could lead to an increase in revenues and earnings.

What hurt performance during the year:

•

Shares of mid-tier gold producer OceanaGold Corp. declined meaningfully based on concerns about the renewal of its production permit for the Didipio mine in the Philippines, amid pressure from local environmental groups. OceanaGold’s management asserted that the company exceeds all environmental requirements. However, operations have been halted while the permit is under review. We reduced our position to reflect the increased level of risk to the long-term outlook.

•

The shares of footwear retailer and wholesaler Caleres, Inc. came under pressure due to underperformance in its branded portfolio division, the impact of tariffs on footwear and a challenging promotional environment within its Famous Footwear segment. While we view Caleres’ stock as relatively attractive, based on its valuation and modest growth potential, we would like to see a greater emphasis on operational improvements that have the potential to increase earnings.

•

Shares of Greenbrier Companies, Inc., a manufacturer of railroad freight car equipment, declined due to weak economic activity and manufacturing challenges that drove down earnings in early 2019. We believe the company has a healthy railcar backlog and a strong balance sheet to weather a potential slowdown in North American railcar demand.

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark.

Portfolio Positioning and Outlook — Franklin Mutual Advisers, LLC

As we enter 2020, the factors that lifted stocks to record highs in 2019 — accommodative central bank monetary policies and progress on a proposed trade deal between the U.S. and China — continue to be sources of optimism for growth. The near-term threat of recession has eased, with the U.S. economy showing resilience as low unemployment and moderately rising wages have encouraged consumer spending, which has supported the economic expansion.

In contrast, business investment and exports were weak in 2019, although there are nascent signs that an increase in industrial activity may be on the near-term horizon. A majority of senior loan officers, in a third-quarter survey of bank lending practices by the Federal Reserve Board (Fed), claimed that their institutions eased some commercial and industrial loan terms in the spring and summer of 2019. This suggests to us that there could be a rise in industrial activity in the first half of 2020.

Last year, most major central banks demonstrated their willingness to support the 11-year-old expansion by pursuing accommodative monetary policies. However, some members of the Fed’s Open Market Committee raised concerns that excessive risk taking could result, due to the extended low-rate environment.

Tariffs, trade battles and geopolitical conflict may continue to dominate headlines in 2020 and account for a disproportionate source of market volatility. A re-escalation of the tariff dispute between the U.S. and China is not out of the question as negotiations on a phase-two trade agreement are scheduled to start after the anticipated phase-one signing ceremony in January. There was clarity on Brexit as British voters delivered a resounding election victory to Prime Minister Boris Johnson and his Conservative Party, which may pave the way for a conclusive exit agreement. The terms of UK departure, however, must still be finalized. Late in the period, tensions in the Middle East were on the rise, following the death of an American contractor in Iraq in late December and a retaliatory U.S. military strike two days later.

Small-cap stocks rallied in 2019, making up for some of 2018’s losses. At period-end, equity market valuations in general were not as attractive to us as they were in early 2019. However, small-cap stocks’ underperformance compared with large caps may represent attractive relative value, in our view. We will continue to target investments in historically successful companies, with understandable business models, good corporate governance and low debt, that we view as temporarily trading at depressed levels relative to future earnings power. We believe this investment approach constitutes our competitive advantage and can offer both meaningful upside potential and a degree of downside protection in periods of financial market turbulence.

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	20.3%
Industrials	18.7
Consumer Discretionary	10.6
Information Technology	10.5
Health Care	7.5
Investment Company	7.2
Materials	6.3
Real Estate	6.2
Energy	2.7
Consumer Staples	2.1
Utilities	1.9
Repurchase Agreements	1.7
Communication Services	1.5
Cash and Other	2.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,100.00	$5.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	1,099.90	5.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	1,101.20	4.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.5%)
Diversified Telecommunication Services (0.2%)
Anterix, Inc.*	653	$28,216
ATN International, Inc.	681	37,721
Bandwidth, Inc., Class A*	973	62,321
Cincinnati Bell, Inc.*	2,888	30,237
Cogent Communications Holdings, Inc.	2,547	167,618
Consolidated Communications Holdings, Inc.	4,467	17,332
Frontier Communications Corp. (x)*	5,786	5,147
IDT Corp., Class B*	956	6,893
Intelsat SA (x)*	4,052	28,486
Iridium Communications, Inc.*	5,991	147,618
Ooma, Inc.*	1,249	16,524
ORBCOMM, Inc.*	4,273	17,989
Pareteum Corp. (x)*	6,169	2,698
Vonage Holdings Corp.*	13,707	101,569

		670,369

Entertainment (0.7%)
AMC Entertainment Holdings, Inc., Class A (x)	3,126	22,632
Cinemark Holdings, Inc.	58,200	1,970,070
Eros International plc*	4,433	15,028
Gaia, Inc. (x)*	619	4,946
Glu Mobile, Inc.*	7,171	43,384
IMAX Corp.*	3,173	64,824
Liberty Media Corp.-Liberty Braves, Class A*	625	18,531
Liberty Media Corp.-Liberty Braves, Class C*	2,171	64,132
LiveXLive Media, Inc. (x)*	1,574	2,432
Marcus Corp. (The)	1,357	43,112
Reading International, Inc., Class A*	915	10,239
Rosetta Stone, Inc.*	1,296	23,509

		2,282,839

Interactive Media & Services (0.2%)
Care.com, Inc.*	1,239	18,622
Cargurus, Inc.*	4,487	157,853
Cars.com, Inc.*	4,071	49,747
DHI Group, Inc.*	2,937	8,840
Eventbrite, Inc., Class A*	2,240	45,181
EverQuote, Inc., Class A*	487	16,728
Liberty TripAdvisor Holdings, Inc., Class A*	4,408	32,399
Meet Group, Inc. (The)*	4,184	20,962
QuinStreet, Inc.*	2,738	41,919
Travelzoo*	266	2,846
TrueCar, Inc.*	6,417	30,481
Yelp, Inc.*	4,214	146,774

		572,352

Media (0.4%)
Boston Omaha Corp., Class A (x)*	576	12,119
Cardlytics, Inc.*	863	54,248
Central European Media Enterprises Ltd., Class A*	5,466	24,761
Clear Channel Outdoor Holdings, Inc.*	2,277	6,512
comScore, Inc.*	2,812	13,891
Cumulus Media, Inc., Class A*	815	14,320
Daily Journal Corp. (x)*	71	20,620
Emerald Expositions Events, Inc.	1,399	14,759
Entercom Communications Corp., Class A	7,294	33,844
Entravision Communications Corp., Class A	3,610	9,458
EW Scripps Co. (The), Class A	3,325	52,236
Fluent, Inc. (x)*	2,449	6,122
Gannett Co., Inc.	7,118	45,413
Gray Television, Inc.*	5,512	118,177
Hemisphere Media Group, Inc.*	983	14,598
Lee Enterprises, Inc.*	3,075	4,366
Liberty Latin America Ltd., Class A*	2,817	54,368
Liberty Latin America Ltd., Class C*	6,880	133,885
Loral Space & Communications, Inc.*	765	24,725
Marchex, Inc., Class B*	1,991	7,526
MDC Partners, Inc., Class A*	3,284	9,130
Meredith Corp.	2,414	78,383
MSG Networks, Inc., Class A*	2,591	45,083
National CineMedia, Inc.	3,760	27,410
Saga Communications, Inc., Class A	239	7,266
Scholastic Corp.	1,735	66,711
TechTarget, Inc.*	1,416	36,958
TEGNA, Inc.	13,154	219,540
Tribune Publishing Co.	993	13,068
WideOpenWest, Inc.*	1,658	12,302

		1,181,799

Wireless Telecommunication Services (0.0%)
Boingo Wireless, Inc.*	2,685	29,401
Gogo, Inc. (x)*	3,561	22,790
Shenandoah Telecommunications Co.	2,906	120,919
Spok Holdings, Inc.	1,165	14,248

		187,358

Total Communication Services		4,894,717

Consumer Discretionary (10.6%)
Auto Components (0.5%)
Adient plc*	5,305	112,731
American Axle & Manufacturing Holdings, Inc.*	6,782	72,974
Cooper Tire & Rubber Co.	3,053	87,774
Cooper-Standard Holdings, Inc.*	1,050	34,818
Dana, Inc.	8,759	159,414
Dorman Products, Inc.*	1,633	123,651
Fox Factory Holding Corp.*	2,276	158,341
Gentex Corp.	3,900	113,022
Gentherm, Inc.*	2,008	89,135
LCI Industries	2,135	228,723
Modine Manufacturing Co.*	3,025	23,293
Motorcar Parts of America, Inc.*	1,065	23,462
Standard Motor Products, Inc.	1,278	68,015

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Stoneridge, Inc.*	1,607	$47,117
Tenneco, Inc., Class A	3,208	42,025
Visteon Corp.*	1,705	147,636

		1,532,131

Automobiles (0.5%)
Thor Industries, Inc. (x)	21,700	1,612,093
Winnebago Industries, Inc.	1,882	99,708

		1,711,801

Distributors (0.0%)
Core-Mark Holding Co., Inc.	2,744	74,610
Funko, Inc., Class A (x)*	1,321	22,668
Greenlane Holdings, Inc., Class A (x)*	356	1,159
Weyco Group, Inc.	403	10,659

		109,096

Diversified Consumer Services (0.4%)
Adtalem Global Education, Inc.*	3,245	113,478
American Public Education, Inc.*	1,000	27,390
Career Education Corp.*	4,177	76,815
Carriage Services, Inc.	983	25,165
Chegg, Inc.*	7,142	270,753
Collectors Universe, Inc.	460	10,603
Houghton Mifflin Harcourt Co.*	6,499	40,619
K12, Inc.*	2,338	47,578
Laureate Education, Inc., Class A*	7,109	125,189
OneSpaWorld Holdings Ltd.*	2,768	46,613
Regis Corp.*	1,408	25,161
Select Interior Concepts, Inc., Class A*	1,229	11,049
Strategic Education, Inc.	1,291	205,140
WW International, Inc.*	2,825	107,943

		1,133,496

Hotels, Restaurants & Leisure (3.9%)
BBX Capital Corp.	3,675	17,530
Biglari Holdings, Inc., Class B*	56	6,408
BJ’s Restaurants, Inc.	1,154	43,806
Bloomin’ Brands, Inc.	5,287	116,684
Bluegreen Vacations Corp.	414	4,281
Boyd Gaming Corp.	4,883	146,197
Brinker International, Inc.	53,767	2,258,214
Carrols Restaurant Group, Inc.*	1,967	13,867
Century Casinos, Inc.*	1,599	12,664
Cheesecake Factory, Inc. (The) (x)	2,564	99,637
Churchill Downs, Inc.	2,123	291,276
Chuy’s Holdings, Inc.*	1,036	26,853
Cracker Barrel Old Country Store, Inc. (x)	1,445	222,154
Dave & Buster’s Entertainment, Inc.	1,861	74,756
Del Taco Restaurants, Inc.*	1,764	13,944
Denny’s Corp.*	3,560	70,773
Dine Brands Global, Inc.	964	80,513
Drive Shack, Inc.*	3,411	12,484
El Pollo Loco Holdings, Inc. (x)*	1,270	19,228
Eldorado Resorts, Inc. (x)*	3,985	237,665
Everi Holdings, Inc.*	4,097	55,023
Fiesta Restaurant Group, Inc.*	1,345	13,302
Golden Entertainment, Inc.*	989	19,009
Habit Restaurants, Inc. (The), Class A*	1,154	12,036
Inspired Entertainment, Inc.*	508	3,429
J Alexander’s Holdings, Inc.*	858	8,202
Jack in the Box, Inc.	34,968	2,728,553
Kura Sushi USA, Inc., Class A*	202	5,141
Lindblad Expeditions Holdings, Inc.*	1,404	22,955
Marriott Vacations Worldwide Corp.	2,497	321,514
Monarch Casino & Resort, Inc.*	697	33,839
Nathan’s Famous, Inc.	161	11,412
Noodles & Co. (x)*	1,640	9,086
Papa John’s International, Inc.	1,344	84,874
Penn National Gaming, Inc.*	6,717	171,687
PlayAGS, Inc.*	1,666	20,209
Potbelly Corp.*	1,285	5,423
RCI Hospitality Holdings, Inc.	548	11,234
Red Lion Hotels Corp.*	1,362	5,080
Red Robin Gourmet Burgers, Inc.*	757	24,996
Red Rock Resorts, Inc., Class A	4,232	101,356
Ruth’s Hospitality Group, Inc.	1,768	38,481
Scientific Games Corp., Class A*	3,374	90,356
SeaWorld Entertainment, Inc.*	2,865	90,849
Shake Shack, Inc., Class A*	1,762	104,962
Target Hospitality Corp.*	1,897	9,485
Texas Roadhouse, Inc.	4,012	225,956
Twin River Worldwide Holdings, Inc.	1,195	30,652
Wingstop, Inc.	1,776	153,144
Wyndham Hotels & Resorts, Inc.	69,600	4,371,576

		12,552,755

Household Durables (1.2%)
Bassett Furniture Industries, Inc.	569	9,491
Beazer Homes USA, Inc.*	1,767	24,968
Cavco Industries, Inc.*	521	101,793
Century Communities, Inc.*	1,591	43,514
Ethan Allen Interiors, Inc.	1,470	28,018
Flexsteel Industries, Inc.	465	9,263
GoPro, Inc., Class A (x)*	7,598	32,975
Green Brick Partners, Inc.*	1,435	16,474
Hamilton Beach Brands Holding Co., Class A	356	6,800
Helen of Troy Ltd.*	1,517	272,741
Hooker Furniture Corp.	657	16,878
Installed Building Products, Inc.*	1,373	94,559
iRobot Corp. (x)*	1,661	84,096
KB Home	5,135	175,976
La-Z-Boy, Inc.	2,740	86,255
Legacy Housing Corp.*	268	4,460
LGI Homes, Inc.*	1,215	85,840
Lifetime Brands, Inc.	653	4,538
Lovesac Co. (The) (x)*	406	6,516
M.D.C. Holdings, Inc.	3,003	114,594
M/I Homes, Inc.*	1,603	63,078
Meritage Homes Corp.*	2,186	133,586
Purple Innovation, Inc. (x)*	353	3,075
Skyline Champion Corp.*	3,048	96,622

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Sonos, Inc.*	4,245	$66,307
Taylor Morrison Home Corp., Class A*	6,394	139,773
Toll Brothers, Inc.	44,525	1,759,183
TopBuild Corp.*	2,053	211,623
TRI Pointe Group, Inc.*	8,520	132,742
Tupperware Brands Corp.	2,962	25,414
Universal Electronics, Inc.*	815	42,592
William Lyon Homes, Class A*	1,976	39,480
ZAGG, Inc. (x)*	1,535	12,449

		3,945,673

Internet & Direct Marketing Retail (0.1%)
1-800-Flowers.com, Inc., Class A*	1,535	22,258
Duluth Holdings, Inc., Class B (x)*	617	6,497
Groupon, Inc.*	27,493	65,708
Lands’ End, Inc.*	590	9,912
Leaf Group Ltd.*	994	3,976
Liquidity Services, Inc.*	1,796	10,704
Overstock.com, Inc. (x)*	1,662	11,717
PetMed Express, Inc. (x)	1,190	27,989
Quotient Technology, Inc.*	4,558	44,942
RealReal, Inc. (The) (x)*	1,049	19,774
Rubicon Project, Inc. (The)*	3,003	24,504
Shutterstock, Inc.*	1,159	49,698
Stamps.com, Inc.*	996	83,186
Stitch Fix, Inc., Class A (x)*	2,538	65,125
Waitr Holdings, Inc. (x)*	3,013	970

		446,960

Leisure Products (0.7%)
Acushnet Holdings Corp.	2,168	70,460
American Outdoor Brands Corp.*	3,322	30,828
Brunswick Corp.	26,500	1,589,470
Callaway Golf Co.	5,653	119,843
Clarus Corp.	1,303	17,669
Escalade, Inc.	559	5,495
Johnson Outdoors, Inc., Class A	280	21,476
Malibu Boats, Inc., Class A*	1,263	51,720
Marine Products Corp.	412	5,933
MasterCraft Boat Holdings, Inc.*	1,035	16,301
Sturm Ruger & Co., Inc.	1,014	47,688
Vista Outdoor, Inc.*	3,589	26,846
YETI Holdings, Inc. (x)*	2,446	85,072

		2,088,801

Multiline Retail (0.1%)
Big Lots, Inc.	2,418	69,445
Dillard’s, Inc., Class A (x)	643	47,248
JC Penney Co., Inc. (x)*	20,428	22,879

		139,572

Specialty Retail (1.3%)
Aaron’s, Inc.	4,091	233,637
Abercrombie & Fitch Co., Class A	3,788	65,495
American Eagle Outfitters, Inc.	9,787	143,869
America’s Car-Mart, Inc.*	388	42,548
Asbury Automotive Group, Inc.*	1,167	130,459
Ascena Retail Group, Inc. (x)*	493	3,779
At Home Group, Inc.*	3,032	16,676
Barnes & Noble Education, Inc.*	2,098	8,958
Bed Bath & Beyond, Inc. (x)	7,407	128,141
Boot Barn Holdings, Inc.*	1,701	75,746
Buckle, Inc. (The) (x)	1,747	47,239
Caleres, Inc.	34,958	830,252
Camping World Holdings, Inc., Class A (x)	2,072	30,541
Cato Corp. (The), Class A	1,229	21,385
Chico’s FAS, Inc.	7,226	27,531
Children’s Place, Inc. (The) (x)	929	58,081
Citi Trends, Inc.	717	16,577
Conn’s, Inc. (x)*	1,259	15,599
Container Store Group, Inc. (The)*	895	3,777
Designer Brands, Inc., Class A	3,888	61,197
Express, Inc.*	4,082	19,879
GameStop Corp., Class A (x)	4,992	30,351
Genesco, Inc.*	874	41,882
GNC Holdings, Inc., Class A (x)*	4,631	12,504
Group 1 Automotive, Inc.	1,071	107,100
Guess?, Inc. (x)	2,769	61,970
Haverty Furniture Cos., Inc.	1,050	21,168
Hibbett Sports, Inc.*	1,139	31,938
Hudson Ltd., Class A*	2,450	37,583
J. Jill, Inc. (x)	714	807
Lithia Motors, Inc., Class A	1,338	196,686
Lumber Liquidators Holdings, Inc.*	1,670	16,316
MarineMax, Inc.*	1,359	22,682
Michaels Cos., Inc. (The)*	5,278	42,699
Monro, Inc.	1,978	154,680
Murphy USA, Inc.*	1,758	205,686
National Vision Holdings, Inc.*	4,666	151,318
Office Depot, Inc.	32,965	90,324
Party City Holdco, Inc. (x)*	3,139	7,345
Rent-A-Center, Inc.	2,955	85,222
RH*	1,005	214,567
RTW RetailWinds, Inc.*	1,568	1,256
Sally Beauty Holdings, Inc.*	7,295	133,134
Shoe Carnival, Inc. (x)	610	22,741
Signet Jewelers Ltd.	3,141	68,285
Sleep Number Corp.*	1,750	86,170
Sonic Automotive, Inc., Class A	1,473	45,663
Sportsman’s Warehouse Holdings, Inc.*	2,254	18,100
Tailored Brands, Inc. (x)	2,812	11,642
Tilly’s, Inc., Class A	1,151	14,100
Winmark Corp.	138	27,365
Zumiez, Inc.*	1,256	43,382

		3,986,032

Textiles, Apparel & Luxury Goods (1.9%)
Carter’s, Inc.	40,016	4,375,349
Centric Brands, Inc. (x)*	948	2,057
Crocs, Inc.*	4,155	174,053
Culp, Inc.	630	8,581
Deckers Outdoor Corp.*	1,694	286,049
Delta Apparel, Inc.*	355	11,040
Fossil Group, Inc.*	2,836	22,348
G-III Apparel Group Ltd.*	2,741	91,823
Kontoor Brands, Inc. (x)	2,678	112,449
Movado Group, Inc.	981	21,327
Oxford Industries, Inc.	1,010	76,174

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Rocky Brands, Inc.	378	$11,125
Steven Madden Ltd.	5,135	220,856
Superior Group of Cos., Inc.	664	8,991
Unifi, Inc.*	21,131	533,769
Vera Bradley, Inc.*	1,302	15,364
Vince Holding Corp. (x)*	177	3,064
Wolverine World Wide, Inc.	4,801	161,986

		6,136,405

Total Consumer Discretionary		33,782,722

Consumer Staples (2.1%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A*	505	190,814
Celsius Holdings, Inc. (x)*	1,254	6,057
Coca-Cola Consolidated, Inc.	285	80,954
Craft Brew Alliance, Inc.*	776	12,804
MGP Ingredients, Inc. (x)	790	38,275
National Beverage Corp. (x)*	730	37,245
New Age Beverages Corp. (x)*	4,155	7,562
Primo Water Corp.*	2,189	24,572

		398,283

Food & Staples Retailing (0.6%)
Andersons, Inc. (The)	1,933	48,866
BJ’s Wholesale Club Holdings, Inc.*	51,178	1,163,788
Chefs’ Warehouse, Inc. (The)*	1,469	55,983
HF Foods Group, Inc. (x)*	432	8,424
Ingles Markets, Inc., Class A	821	39,006
Natural Grocers by Vitamin Cottage, Inc.	543	5,359
Performance Food Group Co.*	6,223	320,360
PriceSmart, Inc.	1,358	96,445
Rite Aid Corp. (x)*	3,333	51,561
SpartanNash Co.	2,083	29,662
United Natural Foods, Inc.*	3,168	27,752
Village Super Market, Inc., Class A	503	11,670
Weis Markets, Inc.	608	24,618

		1,883,494

Food Products (1.1%)
Alico, Inc.	232	8,313
B&G Foods, Inc. (x)	3,934	70,537
Bridgford Foods Corp.*	99	2,454
Calavo Growers, Inc.	986	89,322
Cal-Maine Foods, Inc.	1,921	82,123
Darling Ingredients, Inc.*	9,961	279,705
Farmer Brothers Co.*	608	9,156
Fresh Del Monte Produce, Inc.	1,879	65,727
Freshpet, Inc.*	2,091	123,557
Glanbia plc (London Stock Exchange)	31,500	364,819
Glanbia plc (Turquoise Stock Exchange)	6,500	74,806
Hostess Brands, Inc.*	7,259	105,546
J&J Snack Foods Corp.	911	167,870
John B Sanfilippo & Son, Inc.	495	45,184
Lancaster Colony Corp.	1,140	182,514
Landec Corp.*	1,404	15,879
Limoneira Co.	898	17,269
Maple Leaf Foods, Inc.	76,971	1,534,026
Sanderson Farms, Inc.	1,206	212,521
Seneca Foods Corp., Class A*	374	15,255
Simply Good Foods Co. (The)*	4,992	142,472
Tootsie Roll Industries, Inc. (x)	1,023	34,925

		3,643,980

Household Products (0.1%)
Central Garden & Pet Co.*	599	18,611
Central Garden & Pet Co., Class A*	2,608	76,571
Oil-Dri Corp. of America	298	10,802
WD-40 Co.	829	160,942

		266,926

Personal Products (0.1%)
BellRing Brands, Inc., Class A*	2,388	50,840
Edgewell Personal Care Co.*	3,274	101,363
elf Beauty, Inc.*	1,507	24,308
Inter Parfums, Inc.	1,066	77,509
Lifevantage Corp.*	803	12,535
Medifast, Inc. (x)	688	75,391
Nature’s Sunshine Products, Inc.*	420	3,751
Revlon, Inc., Class A (x)*	477	10,217
USANA Health Sciences, Inc.*	783	61,505
Youngevity International, Inc.*	474	1,545

		418,964

Tobacco (0.1%)
22nd Century Group, Inc. (x)*	6,530	7,183
Pyxus International, Inc. (x)*	464	4,148
Turning Point Brands, Inc. (x)	475	13,585
Universal Corp.	1,490	85,020
Vector Group Ltd.	6,705	89,780

		199,716

Total Consumer Staples		6,811,363

Energy (2.7%)
Energy Equipment & Services (1.2%)
Archrock, Inc.	7,869	79,005
Cactus, Inc., Class A	2,857	98,052
Covia Holdings Corp. (x)*	2,389	4,874
Diamond Offshore Drilling, Inc. (x)*	4,065	29,227
DMC Global, Inc. (x)	878	39,457
Dril-Quip, Inc.*	2,194	102,921
Era Group, Inc.*	1,172	11,919
Exterran Corp.*	1,815	14,211
Forum Energy Technologies, Inc.*	4,532	7,614
Frank’s International NV*	6,595	34,096
FTS International, Inc.*	1,908	1,984
Geospace Technologies Corp.*	760	12,745
Helix Energy Solutions Group, Inc.*	8,644	83,242
Hunting plc	416,470	2,302,613
Independence Contract Drilling, Inc.*	3,393	3,382
KLX Energy Services Holdings, Inc.*	1,196	7,702

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Liberty Oilfield Services, Inc., Class A	3,233	$35,951
Mammoth Energy Services, Inc.	690	1,518
Matrix Service Co.*	1,662	38,027
McDermott International, Inc. (x)*	11,001	7,443
Nabors Industries Ltd.	21,365	61,531
National Energy Services Reunited Corp.*	1,362	12,421
Natural Gas Services Group, Inc.*	30,906	378,908
NCS Multistage Holdings, Inc.*	518	1,088
Newpark Resources, Inc.*	5,465	34,266
NexTier Oilfield Solutions, Inc.*	9,524	63,811
Nine Energy Service, Inc. (x)*	913	7,140
Noble Corp. plc*	15,051	18,362
Oceaneering International, Inc.*	6,017	89,713
Oil States International, Inc.*	3,659	59,678
Pacific Drilling SA*	1,714	6,993
Parker Drilling Co.*	535	12,038
ProPetro Holding Corp.*	4,847	54,529
RigNet, Inc.*	828	5,465
RPC, Inc. (x)	3,336	17,481
SEACOR Holdings, Inc.*	1,059	45,696
SEACOR Marine Holdings, Inc.*	1,107	15,266
Seadrill Ltd. (x)*	3,367	8,552
Select Energy Services, Inc., Class A*	3,676	34,113
Smart Sand, Inc. (x)*	1,341	3,379
Solaris Oilfield Infrastructure, Inc., Class A (x)	1,764	24,696
TETRA Technologies, Inc.*	6,540	12,818
Tidewater, Inc.*	2,316	44,653
US Silica Holdings, Inc. (x)	4,363	26,832
US Well Services, Inc.*	1,153	2,179

		3,957,591

Oil, Gas & Consumable Fuels (1.5%)
Abraxas Petroleum Corp.*	8,877	3,117
Altus Midstream Co. (x)*	2,893	8,274
Amplify Energy Corp.	711	4,700
Arch Coal, Inc., Class A (x)	908	65,140
Ardmore Shipping Corp.*	2,009	18,181
Berry Petroleum Corp.	3,917	36,937
Bonanza Creek Energy, Inc.*	1,087	25,371
Brigham Minerals, Inc., Class A	924	19,811
California Resources Corp. (x)*	2,986	26,964
Callon Petroleum Co. (x)*	23,420	113,119
Chaparral Energy, Inc., Class A (x)*	1,784	3,140
Clean Energy Fuels Corp.*	8,412	19,684
CNX Resources Corp.*	11,326	100,235
Comstock Resources, Inc. (x)*	865	7,119
CONSOL Energy, Inc.*	1,709	24,798
Contura Energy, Inc.*	1,169	10,579
Crescent Point Energy Corp.	469,900	2,095,199
CVR Energy, Inc.	1,803	72,895
Delek US Holdings, Inc.	4,562	152,964
Denbury Resources, Inc.*	28,061	39,566
DHT Holdings, Inc.	5,202	43,073
Diamond S Shipping, Inc., Class S*	1,262	21,126
Dorian LPG Ltd.*	1,597	24,722
Earthstone Energy, Inc., Class A*	1,120	7,090
Energy Fuels, Inc. (x)*	5,091	9,724
Evolution Petroleum Corp.	1,561	8,539
Extraction Oil & Gas, Inc. (x)*	5,142	10,901
Falcon Minerals Corp. (x)	2,216	15,645
GasLog Ltd. (x)	2,506	24,534
Golar LNG Ltd.	5,775	82,120
Goodrich Petroleum Corp.*	431	4,327
Green Plains, Inc.	2,070	31,940
Gulfport Energy Corp.*	9,867	29,996
Hallador Energy Co.	1,168	3,469
HighPoint Resources Corp.*	6,452	10,904
International Seaways, Inc.*	1,448	43,092
Jagged Peak Energy, Inc. (x)*	4,144	35,183
Laredo Petroleum, Inc.*	11,183	32,095
Magnolia Oil & Gas Corp., Class A*	6,160	77,493
Matador Resources Co.*	6,749	121,280
Montage Resources Corp.*	1,229	9,758
NACCO Industries, Inc., Class A	221	10,349
NextDecade Corp. (x)*	656	4,028
Nordic American Tankers Ltd.	8,928	43,926
Northern Oil and Gas, Inc. (x)*	17,695	41,406
Oasis Petroleum, Inc.*	19,425	63,325
Overseas Shipholding Group, Inc., Class A*	4,505	10,361
Panhandle Oil and Gas, Inc., Class A	876	9,820
Par Pacific Holdings, Inc.*	2,097	48,734
PDC Energy, Inc.*	3,813	99,786
Peabody Energy Corp.	4,163	37,967
Penn Virginia Corp.*	856	25,980
PrimeEnergy Resources Corp.*	30	4,538
QEP Resources, Inc.	14,529	65,380
Renewable Energy Group, Inc.*	2,309	62,228
REX American Resources Corp.*	346	28,358
Ring Energy, Inc. (x)*	3,225	8,514
Rosehill Resources, Inc.*	599	767
SandRidge Energy, Inc.*	1,748	7,412
Scorpio Tankers, Inc.	2,647	104,133
SFL Corp. Ltd.	5,110	74,299
SilverBow Resources, Inc.*	436	4,316
SM Energy Co.	6,839	76,870
Southwestern Energy Co. (x)*	33,024	79,918
SRC Energy, Inc.*	14,753	60,782
Talos Energy, Inc.*	1,156	34,853
Teekay Corp.	3,871	20,594
Teekay Tankers Ltd., Class A*	1,367	32,767
Tellurian, Inc. (x)*	5,839	42,508
Unit Corp. (x)*	3,051	2,122
Uranium Energy Corp. (x)*	10,218	9,392
W&T Offshore, Inc.*	5,836	32,448
Whiting Petroleum Corp. (x)*	5,541	40,671
World Fuel Services Corp.	3,919	170,163

		4,853,519

Total Energy		8,811,110

Financials (20.3%)
Banks (11.8%)
1st Constitution Bancorp	431	9,538
1st Source Corp.	850	44,098
ACNB Corp.	393	14,863

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Allegiance Bancshares, Inc.*	1,220	$45,872
Amalgamated Bank, Class A	777	15,113
Amerant Bancorp, Inc.*	1,111	24,209
American National Bankshares, Inc.	694	27,462
Ameris Bancorp	3,712	157,908
Ames National Corp.	510	14,311
Arrow Financial Corp.	817	30,883
Atlantic Capital Bancshares, Inc.*	1,417	26,002
Atlantic Union Bankshares Corp.	24,766	929,963
Banc of California, Inc.	2,778	47,726
BancFirst Corp.	1,155	72,118
Bancorp, Inc. (The)*	3,071	39,831
BancorpSouth Bank	5,859	184,031
Bank First Corp. (x)	332	23,243
Bank of Commerce Holdings	924	10,691
Bank of Marin Bancorp	827	37,256
Bank of NT Butterfield & Son Ltd. (The)	3,310	122,536
Bank of Princeton (The)	312	9,825
Bank7 Corp.	212	4,020
BankFinancial Corp.	801	10,477
Bankwell Financial Group, Inc.	446	12,863
Banner Corp.	1,955	110,633
Bar Harbor Bankshares	924	23,460
Baycom Corp.*	580	13,189
BCB Bancorp, Inc.	805	11,101
Berkshire Hills Bancorp, Inc.	2,828	92,985
Boston Private Financial Holdings, Inc.	4,719	56,770
Bridge Bancorp, Inc.	1,072	35,944
Brookline Bancorp, Inc.	4,472	73,609
Bryn Mawr Bank Corp.	58,058	2,394,312
Business First Bancshares, Inc.	717	17,875
Byline Bancorp, Inc.	1,487	29,101
C&F Financial Corp.	197	10,900
Cadence Bancorp	7,638	138,477
Cambridge Bancorp (x)	277	22,202
Camden National Corp.	986	45,415
Capital Bancorp, Inc.*	398	5,926
Capital City Bank Group, Inc.	871	26,565
Capstar Financial Holdings, Inc.	839	13,969
Carolina Financial Corp.	1,338	57,842
Carter Bank & Trust*	1,429	33,896
Cathay General Bancorp	4,720	179,596
CBTX, Inc.	1,135	35,321
CenterState Bank Corp.	85,770	2,142,535
Central Pacific Financial Corp.	1,462	43,246
Central Valley Community Bancorp	767	16,621
Century Bancorp, Inc., Class A	179	16,103
Chemung Financial Corp.	243	10,327
Citizens & Northern Corp.	689	19,464
City Holding Co.	973	79,737
Civista Bancshares, Inc.	881	21,144
CNB Financial Corp.	900	29,412
Coastal Financial Corp.*	446	7,346
Codorus Valley Bancorp, Inc.	562	12,943
Colony Bankcorp, Inc.	427	7,045
Columbia Banking System, Inc.	117,318	4,773,084
Community Bank System, Inc.	2,868	203,456
Community Bankers Trust Corp.	1,280	11,366
Community Financial Corp. (The)	281	9,995
Community Trust Bancorp, Inc.	989	46,127
ConnectOne Bancorp, Inc.	2,073	53,318
CrossFirst Bankshares, Inc.*	399	5,754
Customers Bancorp, Inc.*	1,635	38,929
CVB Financial Corp.	8,172	176,352
Dime Community Bancshares, Inc.	1,954	40,819
Eagle Bancorp, Inc.	2,002	97,357
Enterprise Bancorp, Inc.	546	18,493
Enterprise Financial Services Corp.	1,533	73,906
Equity Bancshares, Inc., Class A*	868	26,795
Esquire Financial Holdings, Inc.*	366	9,542
Evans Bancorp, Inc.	281	11,268
Farmers & Merchants Bancorp, Inc. (x)	579	17,457
Farmers National Banc Corp.	1,486	24,252
FB Financial Corp.	1,057	41,847
Fidelity D&D Bancorp, Inc. (x)	159	9,891
Financial Institutions, Inc.	994	31,907
First Bancorp (Nasdaq Stock Exchange)	1,858	74,153
First Bancorp (Quotrix Stock Exchange)	12,981	137,469
First Bancorp, Inc.	677	20,466
First Bancshares, Inc. (The)	1,032	36,657
First Bank	927	10,243
First Busey Corp.	3,093	85,057
First Business Financial Services, Inc.	480	12,638
First Capital, Inc. (x)	186	13,578
First Choice Bancorp	579	15,610
First Commonwealth Financial Corp.	5,664	82,185
First Community Bankshares, Inc.	986	30,586
First Financial Bancorp	5,693	144,830
First Financial Bankshares, Inc. (x)	7,877	276,483
First Financial Corp.	841	38,451
First Financial Northwest, Inc.	529	7,903
First Foundation, Inc.	2,402	41,795
First Guaranty Bancshares, Inc.	278	6,052
First Horizon National Corp.	222,600	3,686,256
First Internet Bancorp	562	13,325
First Interstate BancSystem, Inc., Class A	2,310	96,835
First Merchants Corp.	3,341	138,952
First Mid Bancshares, Inc.	924	32,571
First Midwest Bancorp, Inc.	5,965	137,553
First Northwest Bancorp	672	12,183
First of Long Island Corp. (The)	74,904	1,878,592
Flushing Financial Corp.	1,692	36,556
FNCB Bancorp, Inc.	983	8,306
Franklin Financial Network, Inc.	820	28,151
Franklin Financial Services Corp.	241	9,324
Fulton Financial Corp.	9,876	172,139
FVCBankcorp, Inc.*	697	12,177
German American Bancorp, Inc.	38,663	1,377,176
Glacier Bancorp, Inc.	35,829	1,647,776

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Great Southern Bancorp, Inc.	710	$44,957
Great Western Bancorp, Inc.	3,135	108,910
Guaranty Bancshares, Inc.	473	15,552
Hancock Whitney Corp.	5,234	229,668
Hanmi Financial Corp.	1,613	32,252
HarborOne Bancorp, Inc.*	1,506	16,551
Hawthorn Bancshares, Inc.	325	8,287
HBT Financial, Inc.*	547	10,388
Heartland Financial USA, Inc.	2,112	105,051
Heritage Commerce Corp.	3,295	42,275
Heritage Financial Corp.	2,216	62,713
Hilltop Holdings, Inc.	4,210	104,955
Home BancShares, Inc.	9,520	187,163
HomeTrust Bancshares, Inc.	944	25,328
Hope Bancorp, Inc.	7,294	108,389
Horizon Bancorp, Inc.	2,348	44,612
Howard Bancorp, Inc.*	723	12,204
IBERIABANK Corp.	3,171	237,286
Independent Bank Corp./MA	2,008	167,166
Independent Bank Corp./MI	1,314	29,762
Independent Bank Group, Inc.	2,166	120,083
International Bancshares Corp.	3,405	146,653
Investar Holding Corp.	604	14,496
Investors Bancorp, Inc.	13,718	163,450
Lakeland Bancorp, Inc.	3,120	54,226
Lakeland Financial Corp.	57,983	2,837,108
LCNB Corp.	717	13,838
Level One Bancorp, Inc.	291	7,322
Live Oak Bancshares, Inc.	1,575	29,941
Macatawa Bank Corp.	1,606	17,875
Mackinac Financial Corp.	529	9,236
MainStreet Bancshares, Inc.*	408	9,384
Malvern Bancorp, Inc.*	505	11,660
Mercantile Bank Corp.	1,024	37,345
Metrocity Bankshares, Inc.	956	16,740
Metropolitan Bank Holding Corp.*	403	19,437
Mid Penn Bancorp, Inc.	396	11,405
Midland States Bancorp, Inc.	1,385	40,110
MidWestOne Financial Group, Inc.	687	24,890
MutualFirst Financial, Inc.	393	15,590
MVB Financial Corp.	542	13,507
National Bank Holdings Corp., Class A	1,832	64,523
National Bankshares, Inc.	370	16,624
NBT Bancorp, Inc.	2,452	99,453
Nicolet Bankshares, Inc.*	509	37,590
Northeast Bank	384	8,444
Northrim BanCorp, Inc.	408	15,626
Norwood Financial Corp.	351	13,654
Oak Valley Bancorp	404	7,862
OFG Bancorp	3,081	72,742
Ohio Valley Banc Corp.	244	9,667
Old National Bancorp	10,405	190,307
Old Second Bancorp, Inc.	1,744	23,492
Opus Bank	1,374	35,545
Origin Bancorp, Inc.	1,191	45,067
Orrstown Financial Services, Inc.	588	13,301
Pacific Mercantile Bancorp*	1,117	9,070
Pacific Premier Bancorp, Inc.	3,592	117,117
Park National Corp.	806	82,518
Parke Bancorp, Inc.	517	13,127
PCB Bancorp	711	12,286
Peapack Gladstone Financial Corp.	1,191	36,802
Penns Woods Bancorp, Inc.	474	16,855
Peoples Bancorp of North Carolina, Inc.	278	9,132
Peoples Bancorp, Inc.	32,735	1,134,595
Peoples Financial Services Corp.	429	21,600
People’s Utah Bancorp	985	29,668
Preferred Bank	849	51,016
Premier Financial Bancorp, Inc.	855	15,510
QCR Holdings, Inc.	915	40,132
RBB Bancorp	932	19,730
Red River Bancshares, Inc. (x)*	296	16,594
Reliant Bancorp, Inc.	661	14,701
Renasant Corp.	3,356	118,870
Republic Bancorp, Inc., Class A	606	28,361
Republic First Bancorp, Inc.*	2,438	10,191
Richmond Mutual Bancorporation, Inc. (x)*	789	12,592
S&T Bancorp, Inc.	2,199	88,598
Sandy Spring Bancorp, Inc.	2,182	82,654
SB One Bancorp	470	11,712
Seacoast Banking Corp. of Florida*	3,053	93,330
Select Bancorp, Inc.*	873	10,738
ServisFirst Bancshares, Inc.	2,929	110,365
Shore Bancshares, Inc.	753	13,072
Sierra Bancorp	924	26,907
Simmons First National Corp., Class A	5,490	147,077
SmartFinancial, Inc.	731	17,288
South Plains Financial, Inc. (x)	609	12,710
South State Corp.	2,058	178,531
Southern First Bancshares, Inc.*	401	17,038
Southern National Bancorp of Virginia, Inc.	1,132	18,508
Southside Bancshares, Inc.	1,884	69,972
Spirit of Texas Bancshares, Inc.*	818	18,814
Stock Yards Bancorp, Inc.	1,219	50,052
Summit Financial Group, Inc.	665	18,015
TCF Financial Corp.	37,834	1,770,631
Tompkins Financial Corp.	883	80,794
Towne Bank	4,124	114,730
TriCo Bancshares	1,675	68,357
TriState Capital Holdings, Inc.*	1,362	35,575
Triumph Bancorp, Inc.*	1,414	53,760
Trustmark Corp.	3,890	134,244
UMB Financial Corp.	2,699	185,259
Union Bankshares, Inc.	232	8,412
United Bankshares, Inc.	5,902	228,171
United Community Banks, Inc.	4,352	134,390
United Security Bancshares	771	8,273
Unity Bancorp, Inc.	453	10,224
Univest Financial Corp.	1,806	48,365
Valley National Bancorp	23,396	267,884
Veritex Holdings, Inc.	3,200	93,216
Washington Trust Bancorp, Inc.	29,729	1,599,123
WesBanco, Inc.	3,983	150,518

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
West Bancorporation, Inc.	1,035	$26,527
Westamerica Bancorp	1,576	106,806

		37,576,562

Capital Markets (0.9%)
Ares Management Corp.	4,305	153,645
Artisan Partners Asset Management, Inc., Class A	3,021	97,639
Assetmark Financial Holdings, Inc.*	827	24,000
Associated Capital Group, Inc., Class A	145	5,684
B. Riley Financial, Inc.	1,251	31,500
Blucora, Inc.*	2,915	76,198
Brightsphere Investment Group, Inc.	4,208	43,006
Cohen & Steers, Inc.	1,380	86,609
Cowen, Inc., Class A*	1,763	27,767
Diamond Hill Investment Group, Inc.	199	27,952
Donnelley Financial Solutions, Inc.*	1,849	19,359
Federated Investors, Inc., Class B	5,823	189,772
Focus Financial Partners, Inc., Class A*	1,841	54,254
GAIN Capital Holdings, Inc. (x)	1,174	4,637
GAMCO Investors, Inc., Class A	302	5,886
Greenhill & Co., Inc.	1,007	17,200
Hamilton Lane, Inc., Class A	1,321	78,732
Houlihan Lokey, Inc.	26,005	1,270,864
INTL. FCStone, Inc.*	980	47,853
Ladenburg Thalmann Financial Services, Inc.	6,823	23,744
Moelis & Co., Class A	2,872	91,674
Oppenheimer Holdings, Inc., Class A	616	16,928
Piper Jaffray Cos.	848	67,789
PJT Partners, Inc., Class A	1,406	63,453
Pzena Investment Management, Inc., Class A	1,070	9,223
Safeguard Scientifics, Inc.	1,130	12,407
Sculptor Capital Management, Inc.	968	21,393
Siebert Financial Corp. (x)*	369	3,192
Silvercrest Asset Management Group, Inc., Class A	492	6,189
Stifel Financial Corp.	4,008	243,085
Value Line, Inc.	76	2,197
Virtus Investment Partners, Inc.	410	49,905
Waddell & Reed Financial, Inc., Class A	4,383	73,284
Westwood Holdings Group, Inc.	484	14,336
WisdomTree Investments, Inc.	8,113	39,267

		3,000,623

Consumer Finance (0.2%)
Curo Group Holdings Corp.*	999	12,168
Elevate Credit, Inc.*	1,202	5,349
Encore Capital Group, Inc.*	1,869	66,088
Enova International, Inc.*	1,991	47,903
EZCORP, Inc., Class A (x)*	3,157	21,531
FirstCash, Inc.	2,562	206,574
Green Dot Corp., Class A*	2,939	68,479
LendingClub Corp.*	4,001	50,493
Medallion Financial Corp.*	1,185	8,615
Nelnet, Inc., Class A	1,099	64,006
Oportun Financial Corp. (x)*	437	10,400
PRA Group, Inc.*	2,723	98,845
Regional Management Corp.*	516	15,495
World Acceptance Corp.*	330	28,512

		704,458

Diversified Financial Services (0.1%)
Banco Latinoamericano de Comercio Exterior SA, Class E	1,895	40,515
Cannae Holdings, Inc.*	4,106	152,702
FGL Holdings	8,982	95,658
Marlin Business Services Corp.	581	12,770
On Deck Capital, Inc.*	3,818	15,807

		317,452

Insurance (5.7%)
Ambac Financial Group, Inc.*	2,776	59,878
American Equity Investment Life Holding Co.	5,092	152,404
AMERISAFE, Inc.	1,037	68,473
Argo Group International Holdings Ltd.	2,013	132,355
BRP Group, Inc., Class A*	906	14,541
Citizens, Inc. (x)*	3,175	21,431
CNO Financial Group, Inc.	30,422	551,551
Crawford & Co., Class A	950	10,896
Donegal Group, Inc., Class A	807	11,960
eHealth, Inc.*	1,353	129,996
Employers Holdings, Inc.	1,749	73,021
Enstar Group Ltd.*	692	143,147
FBL Financial Group, Inc., Class A	619	36,478
FedNat Holding Co.	663	11,026
Genworth Financial, Inc., Class A*	30,640	134,816
Global Indemnity Ltd.	518	15,348
Goosehead Insurance, Inc., Class A (x)	700	29,680
Greenlight Capital Re Ltd., Class A (x)*	1,919	19,401
Hallmark Financial Services, Inc.*	915	16,077
Hanover Insurance Group, Inc. (The)	34,800	4,756,116
HCI Group, Inc.	416	18,990
Health Insurance Innovations, Inc., Class A (x)*	589	11,362
Heritage Insurance Holdings, Inc.	1,710	22,658
Horace Mann Educators Corp.	105,859	4,621,804
Independence Holding Co.	286	12,035
Investors Title Co.	87	13,850
James River Group Holdings Ltd.	1,616	66,595
Kinsale Capital Group, Inc.	1,241	126,160
MBIA, Inc.*	4,839	45,003
National General Holdings Corp.	4,111	90,853
National Western Life Group, Inc., Class A	142	41,305
NI Holdings, Inc.*	634	10,905
Old Republic International Corp.	183,200	4,098,184

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Palomar Holdings, Inc.*	753	$38,019
ProAssurance Corp.	2,876	103,939
ProSight Global, Inc.*	547	8,823
Protective Insurance Corp., Class B	553	8,898
RLI Corp.	2,447	220,279
Safety Insurance Group, Inc.	893	82,629
Selective Insurance Group, Inc.	25,925	1,690,051
State Auto Financial Corp.	1,129	35,022
Stewart Information Services Corp.	1,325	54,047
Third Point Reinsurance Ltd.*	4,752	49,991
Tiptree, Inc.	1,537	12,511
Trupanion, Inc. (x)*	1,735	64,993
United Fire Group, Inc.	1,303	56,980
United Insurance Holdings Corp.	1,251	15,775
Universal Insurance Holdings, Inc.	1,857	51,977
Watford Holdings Ltd.*	1,153	29,009

		18,091,242

Mortgage Real Estate Investment Trusts (REITs) (0.5%)
AG Mortgage Investment Trust, Inc. (REIT)	1,869	28,820
Anworth Mortgage Asset Corp. (REIT)	5,795	20,398
Apollo Commercial Real Estate Finance, Inc. (REIT)	9,243	169,054
Ares Commercial Real Estate Corp. (REIT) (x)	1,699	26,912
Arlington Asset Investment Corp. (REIT), Class A (x)	2,072	11,541
ARMOUR Residential REIT, Inc. (REIT)	3,670	65,583
Blackstone Mortgage Trust, Inc. (REIT), Class A (x)	7,587	282,388
Capstead Mortgage Corp. (REIT)	5,681	44,994
Cherry Hill Mortgage Investment Corp. (REIT)	901	13,146
Colony Credit Real Estate, Inc. (REIT)	4,944	65,063
Dynex Capital, Inc. (REIT)	1,377	23,326
Ellington Financial, Inc. (REIT)	1,860	34,094
Exantas Capital Corp. (REIT)	1,881	22,215
Granite Point Mortgage Trust, Inc. (REIT)	3,293	60,525
Great Ajax Corp. (REIT)	922	13,655
Invesco Mortgage Capital, Inc. (REIT)	8,728	145,321
KKR Real Estate Finance Trust, Inc. (REIT) (x)	1,611	32,897
Ladder Capital Corp. (REIT)	6,227	112,335
New York Mortgage Trust, Inc. (REIT)	15,839	98,677
Orchid Island Capital, Inc. (REIT)	3,847	22,505
PennyMac Mortgage Investment Trust (REIT)‡	5,262	117,290
Ready Capital Corp. (REIT)	1,957	30,177
Redwood Trust, Inc. (REIT)	6,735	111,397
TPG RE Finance Trust, Inc. (REIT)	3,065	62,128
Western Asset Mortgage Capital Corp. (REIT)	3,158	32,622

		1,647,063

Thrifts & Mortgage Finance (1.1%)
Axos Financial, Inc.*	3,496	105,859
Bridgewater Bancshares, Inc.*	1,373	18,920
Capitol Federal Financial, Inc.	8,103	111,254
Columbia Financial, Inc.*	3,244	54,953
Entegra Financial Corp.*	309	9,319
ESSA Bancorp, Inc.	543	9,204
Essent Group Ltd.	5,834	303,310
Federal Agricultural Mortgage Corp., Class C	552	46,092
First Defiance Financial Corp.	1,172	36,906
Flagstar Bancorp, Inc.	2,087	79,828
FS Bancorp, Inc.	230	14,672
Greene County Bancorp, Inc.	158	4,549
Hingham Institution for Savings	80	16,816
Home Bancorp, Inc.	501	19,634
HomeStreet, Inc.*	1,308	44,472
Kearny Financial Corp.	4,982	68,901
Luther Burbank Corp.	1,154	13,306
Merchants Bancorp	495	9,756
Meridian Bancorp, Inc.	2,974	59,748
Meta Financial Group, Inc.	2,145	78,314
MMA Capital Holdings, Inc.*	281	8,936
Mr Cooper Group, Inc.*	4,617	57,759
NMI Holdings, Inc., Class A*	3,984	132,189
Northfield Bancorp, Inc.	2,535	42,994
Northwest Bancshares, Inc.	5,892	97,984
OceanFirst Financial Corp.	3,118	79,634
Ocwen Financial Corp.*	7,735	10,597
OP Bancorp	745	7,726
PCSB Financial Corp.	946	19,156
PDL Community Bancorp*	441	6,483
PennyMac Financial Services, Inc.‡	1,023	34,823
Pioneer Bancorp, Inc.*	663	10,150
Provident Bancorp, Inc.*	511	6,362
Provident Financial Holdings, Inc.	336	7,358
Provident Financial Services, Inc.	3,734	92,043
Prudential Bancorp, Inc.	482	8,931
Radian Group, Inc.	12,187	306,625
Riverview Bancorp, Inc.	1,161	9,532
Southern Missouri Bancorp, Inc.	452	17,339
Sterling Bancorp, Inc.	1,005	8,140
Territorial Bancorp, Inc.	519	16,058
Timberland Bancorp, Inc.	426	12,669
TrustCo Bank Corp.	110,560	958,555
United Community Financial Corp.	2,786	32,485
Walker & Dunlop, Inc.	1,678	108,533
Washington Federal, Inc.	4,806	176,140
Waterstone Financial, Inc.	1,452	27,632
Western New England Bancorp, Inc.	1,448	13,944
WSFS Financial Corp.	3,098	136,281

		3,552,871

Total Financials		64,890,271

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Health Care (7.5%)
Biotechnology (3.2%)
89bio, Inc. (x)*	177	$4,653
Abeona Therapeutics, Inc. (x)*	1,743	5,700
ACADIA Pharmaceuticals, Inc.*	6,769	289,578
Acceleron Pharma, Inc.*	2,744	145,487
Achillion Pharmaceuticals, Inc.*	8,008	48,288
Acorda Therapeutics, Inc.*	2,485	5,069
Adamas Pharmaceuticals, Inc. (x)*	1,243	4,711
ADMA Biologics, Inc. (x)*	3,057	12,228
Aduro Biotech, Inc.*	3,626	4,279
Adverum Biotechnologies, Inc.*	3,288	37,878
Aeglea BioTherapeutics, Inc.*	1,503	11,483
Affimed NV (x)*	3,459	9,478
Agenus, Inc.*	6,009	24,457
AgeX Therapeutics, Inc. (x)*	1,222	2,224
Aimmune Therapeutics, Inc. (x)*	2,734	91,507
Akcea Therapeutics, Inc. (x)*	716	12,129
Akebia Therapeutics, Inc.*	7,436	46,996
Akero Therapeutics, Inc. (x)*	287	6,370
Albireo Pharma, Inc.*	593	15,074
Aldeyra Therapeutics, Inc. (x)*	1,234	7,170
Alector, Inc. (x)*	1,840	31,703
Allakos, Inc. (x)*	1,183	112,811
Allogene Therapeutics, Inc. (x)*	2,360	61,313
AMAG Pharmaceuticals, Inc.*	2,025	24,644
Amicus Therapeutics, Inc.*	15,542	151,379
AnaptysBio, Inc.*	1,497	24,326
Anavex Life Sciences Corp. (x)*	2,465	6,384
Anika Therapeutics, Inc.*	817	42,361
Apellis Pharmaceuticals, Inc.*	2,934	89,839
Applied Therapeutics, Inc. (x)*	385	10,503
Aprea Therapeutics, Inc.*	389	17,851
Arcus Biosciences, Inc.*	1,811	18,291
Ardelyx, Inc.*	2,709	20,331
Arena Pharmaceuticals, Inc.*	3,033	137,759
ArQule, Inc.*	6,815	136,027
Arrowhead Pharmaceuticals, Inc.*	5,656	358,760
Assembly Biosciences, Inc.*	1,299	26,578
Atara Biotherapeutics, Inc.*	3,127	51,502
Athenex, Inc.*	4,148	63,340
Athersys, Inc. (x)*	7,353	9,044
Atreca, Inc., Class A*	391	6,049
Audentes Therapeutics, Inc.*	2,664	159,414
Avid Bioservices, Inc.*	3,219	24,690
Avrobio, Inc.*	1,252	25,203
Baudax Bio, Inc. (x)*	442	3,059
Beyondspring, Inc. (x)*	615	9,533
BioCryst Pharmaceuticals, Inc.*	8,917	30,764
Biohaven Pharmaceutical Holding Co. Ltd.*	2,376	129,349
BioSpecifics Technologies Corp.*	352	20,043
Bioxcel Therapeutics, Inc.*	346	5,055
Blueprint Medicines Corp.*	2,964	237,446
Bridgebio Pharma, Inc. (x)*	1,357	47,563
Calithera Biosciences, Inc.*	2,866	16,365
Calyxt, Inc. (x)*	536	3,757
CareDx, Inc.*	2,496	53,839
CASI Pharmaceuticals, Inc.*	2,802	8,658
Castle Biosciences, Inc. (x)*	222	7,630
Catalyst Pharmaceuticals, Inc.*	5,937	22,264
Celcuity, Inc.*	315	3,352
Cellular Biomedicine Group, Inc. (x)*	678	11,011
CEL-SCI Corp. (x)*	1,514	13,853
Checkpoint Therapeutics, Inc.*	1,324	2,277
ChemoCentryx, Inc.*	2,340	92,547
Chimerix, Inc.*	2,753	5,589
Clovis Oncology, Inc. (x)*	3,074	32,046
Coherus Biosciences, Inc.*	3,764	67,771
Concert Pharmaceuticals, Inc.*	1,203	11,098
Constellation Pharmaceuticals, Inc. (x)*	856	40,326
Corbus Pharmaceuticals Holdings, Inc. (x)*	3,409	18,613
Cortexyme, Inc. (x)*	592	33,235
Crinetics Pharmaceuticals, Inc. (x)*	634	15,907
Cue Biopharma, Inc.*	995	15,796
Cyclerion Therapeutics, Inc. (x)*	1,356	3,688
Cytokinetics, Inc.*	3,345	35,490
CytomX Therapeutics, Inc.*	2,835	23,559
Deciphera Pharmaceuticals, Inc.*	1,152	71,700
Denali Therapeutics, Inc.*	2,922	50,901
Dicerna Pharmaceuticals, Inc.*	3,170	69,835
Dynavax Technologies Corp. (x)*	5,062	28,955
Eagle Pharmaceuticals, Inc.*	553	33,224
Editas Medicine, Inc.*	3,026	89,600
Eidos Therapeutics, Inc. (x)*	636	36,500
Eiger BioPharmaceuticals, Inc.*	1,346	20,055
Emergent BioSolutions, Inc.*	2,775	149,711
Enanta Pharmaceuticals, Inc.*	1,049	64,807
Enochian Biosciences, Inc. (x)*	830	4,167
Epizyme, Inc.*	4,725	116,235
Esperion Therapeutics, Inc. (x)*	1,520	90,638
Evelo Biosciences, Inc. (x)*	754	3,061
Fate Therapeutics, Inc.*	3,652	71,470
FibroGen, Inc.*	4,708	201,926
Five Prime Therapeutics, Inc.*	1,864	8,556
Flexion Therapeutics, Inc.*	1,907	39,475
Forty Seven, Inc.*	1,350	53,149
Frequency Therapeutics, Inc.*	347	6,083
G1 Therapeutics, Inc.*	2,061	54,472
Galectin Therapeutics, Inc. (x)*	1,852	5,297
Geron Corp. (x)*	9,934	13,510
Global Blood Therapeutics, Inc.*	3,519	279,725
GlycoMimetics, Inc.*	2,173	11,495
Gossamer Bio, Inc.*	2,605	40,716
Gritstone Oncology, Inc. (x)*	1,431	12,836
Halozyme Therapeutics, Inc.*	8,637	153,134
Harpoon Therapeutics, Inc.*	341	5,043
Heron Therapeutics, Inc.*	5,060	118,910
Homology Medicines, Inc.*	1,396	28,897
Hookipa Pharma, Inc.*	601	7,350
IGM Biosciences, Inc.*	298	11,372
ImmunoGen, Inc.*	9,096	46,435
Immunomedics, Inc.*	10,618	224,677
Inovio Pharmaceuticals, Inc. (x)*	5,270	17,391
Insmed, Inc.*	5,409	129,167
Intellia Therapeutics, Inc.*	2,238	32,831

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Intercept Pharmaceuticals, Inc. (x)*	1,508	$186,871
Intrexon Corp. (x)*	4,243	23,252
Invitae Corp.*	5,249	84,666
Iovance Biotherapeutics, Inc.*	6,945	192,238
Ironwood Pharmaceuticals, Inc.*	9,361	124,595
Jounce Therapeutics, Inc.*	777	6,783
Kadmon Holdings, Inc. (x)*	9,422	42,682
KalVista Pharmaceuticals, Inc.*	670	11,933
Karuna Therapeutics, Inc. (x)*	275	20,718
Karyopharm Therapeutics, Inc.*	3,619	69,376
Kezar Life Sciences, Inc.*	893	3,581
Kindred Biosciences, Inc.*	2,127	18,037
Kiniksa Pharmaceuticals Ltd., Class A*	801	8,859
Kodiak Sciences, Inc.*	1,422	102,313
Krystal Biotech, Inc.*	638	35,332
Kura Oncology, Inc.*	2,085	28,669
La Jolla Pharmaceutical Co. (x)*	1,213	4,767
Lexicon Pharmaceuticals, Inc. (x)*	2,455	10,188
Ligand Pharmaceuticals, Inc.*	1,032	107,627
Lineage Cell Therapeutics, Inc. (x)*	7,132	6,347
LogicBio Therapeutics, Inc. (x)*	571	4,111
MacroGenics, Inc.*	2,916	31,726
Madrigal Pharmaceuticals, Inc.*	479	43,642
Magenta Therapeutics, Inc.*	1,118	16,949
MannKind Corp. (x)*	11,949	15,414
Marker Therapeutics, Inc. (x)*	1,556	4,481
Medicines Co. (The) (x)*	4,590	389,875
MediciNova, Inc. (x)*	2,364	15,933
MEI Pharma, Inc.*	3,914	9,707
MeiraGTx Holdings plc*	897	17,958
Mersana Therapeutics, Inc.*	2,063	11,821
Millendo Therapeutics, Inc.*	539	3,633
Minerva Neurosciences, Inc.*	1,844	13,111
Mirati Therapeutics, Inc.*	1,654	213,134
Molecular Templates, Inc.*	978	13,677
Momenta Pharmaceuticals, Inc.*	6,001	118,400
Morphic Holding, Inc. (x)*	297	5,097
Mustang Bio, Inc.*	1,599	6,524
Myriad Genetics, Inc.*	4,250	115,728
Natera, Inc.*	3,752	126,405
Neon Therapeutics, Inc. (x)*	1,161	1,370
NextCure, Inc.*	845	47,599
Novavax, Inc. (x)*	1,348	5,365
Oncocyte Corp. (x)*	1,234	2,777
OPKO Health, Inc.*	20,810	30,591
Organogenesis Holdings, Inc.*	605	2,910
Oyster Point Pharma, Inc.*	339	8,285
Palatin Technologies, Inc. (x)*	12,549	9,816
PDL BioPharma, Inc.*	6,843	22,206
Pfenex, Inc.*	1,781	19,555
PhaseBio Pharmaceuticals, Inc. (x)*	788	4,815
Pieris Pharmaceuticals, Inc.*	2,929	10,603
PolarityTE, Inc. (x)*	806	2,096
Portola Pharmaceuticals, Inc.*	4,539	108,391
Precision BioSciences, Inc.*	2,160	30,002
Prevail Therapeutics, Inc. (x)*	445	7,044
Principia Biopharma, Inc.*	1,108	60,696
Progenics Pharmaceuticals, Inc.*	4,969	25,292
Protagonist Therapeutics, Inc.*	871	6,141
Prothena Corp. plc*	2,297	36,362
PTC Therapeutics, Inc.*	3,637	174,685
Puma Biotechnology, Inc.*	1,767	15,461
Ra Pharmaceuticals, Inc.*	2,114	99,210
Radius Health, Inc.*	2,777	55,984
REGENXBIO, Inc.*	2,029	83,128
Replimune Group, Inc.*	756	10,849
Retrophin, Inc.*	2,572	36,522
Rhythm Pharmaceuticals, Inc.*	1,767	40,570
Rigel Pharmaceuticals, Inc.*	10,542	22,560
Rocket Pharmaceuticals, Inc.*	1,708	38,874
Rubius Therapeutics, Inc. (x)*	2,007	19,067
Sangamo Therapeutics, Inc.*	6,971	58,347
Savara, Inc. (x)*	1,684	7,544
Scholar Rock Holding Corp. (x)*	890	11,730
Seres Therapeutics, Inc.*	2,216	7,645
Solid Biosciences, Inc. (x)*	1,096	4,877
Sorrento Therapeutics, Inc. (x)*	6,718	22,707
Spectrum Pharmaceuticals, Inc.*	6,866	24,992
Spero Therapeutics, Inc.*	588	5,654
SpringWorks Therapeutics, Inc.*	628	24,172
Stemline Therapeutics, Inc.*	2,473	26,288
Stoke Therapeutics, Inc.*	550	15,576
Sutro Biopharma, Inc.*	625	6,875
Syndax Pharmaceuticals, Inc.*	1,154	10,132
Synlogic, Inc.*	863	2,227
Synthorx, Inc.*	581	40,606
Syros Pharmaceuticals, Inc.*	1,990	13,751
TCR2 Therapeutics, Inc.*	712	10,167
TG Therapeutics, Inc.*	4,868	54,035
Tocagen, Inc. (x)*	1,219	650
Translate Bio, Inc.*	1,908	15,531
Turning Point Therapeutics, Inc.*	1,664	103,651
Twist Bioscience Corp.*	1,304	27,384
Tyme Technologies, Inc. (x)*	5,758	8,061
Ultragenyx Pharmaceutical, Inc.*	3,325	142,011
UNITY Biotechnology, Inc. (x)*	1,533	11,053
UroGen Pharma Ltd. (x)*	1,158	38,642
Vanda Pharmaceuticals, Inc.*	3,175	52,102
VBI Vaccines, Inc. (x)*	4,819	6,650
Veracyte, Inc.*	2,837	79,209
Vericel Corp.*	2,677	46,580
Viela Bio, Inc.*	329	8,932
Viking Therapeutics, Inc. (x)*	4,072	32,657
Vir Biotechnology, Inc. (x)*	435	5,470
Voyager Therapeutics, Inc.*	1,503	20,967
X4 Pharmaceuticals, Inc.*	721	7,715
XBiotech, Inc. (x)*	959	17,900
Xencor, Inc. (x)*	2,869	98,665
Y-mAbs Therapeutics, Inc.*	1,426	44,563
ZIOPHARM Oncology, Inc. (x)*	9,738	45,963

		10,286,317

Health Care Equipment & Supplies (1.9%)
Accuray, Inc.*	5,175	14,594
Alphatec Holdings, Inc.*	2,319	16,453
AngioDynamics, Inc.*	2,225	35,622
Antares Pharma, Inc.*	10,109	47,512
Apyx Medical Corp.*	1,912	16,176
AtriCure, Inc.*	2,261	73,505

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Atrion Corp.	87	$65,381
Avanos Medical, Inc.*	2,874	96,854
Axogen, Inc.*	2,093	37,444
Axonics Modulation Technologies, Inc. (x)*	956	26,491
BioLife Solutions, Inc.*	383	6,197
BioSig Technologies, Inc. (x)*	900	5,328
Cardiovascular Systems, Inc.*	2,070	100,581
Cerus Corp.*	8,291	34,988
Conformis, Inc.*	3,668	5,502
CONMED Corp.	1,650	184,520
CryoLife, Inc.*	2,245	60,817
CryoPort, Inc. (x)*	1,914	31,504
Cutera, Inc.*	794	28,433
CytoSorbents Corp. (x)*	1,953	7,519
ElectroCore, Inc. (x)*	818	1,301
GenMark Diagnostics, Inc.*	3,091	14,868
Glaukos Corp.*	2,330	126,915
Globus Medical, Inc., Class A*	4,596	270,612
Haemonetics Corp.*	3,097	355,845
Heska Corp.*	430	41,254
Inogen, Inc.*	1,108	75,710
Integer Holdings Corp.*	14,767	1,187,710
IntriCon Corp. (x)*	471	8,478
Invacare Corp.	1,846	16,651
iRadimed Corp.*	253	5,915
iRhythm Technologies, Inc.*	1,596	108,672
Lantheus Holdings, Inc.*	2,319	47,563
LeMaitre Vascular, Inc.	990	35,591
LivaNova plc*	2,938	221,613
Meridian Bioscience, Inc.	2,608	25,480
Merit Medical Systems, Inc.*	3,246	101,340
Mesa Laboratories, Inc.	233	58,110
Misonix, Inc.*	422	7,853
Natus Medical, Inc.*	2,043	67,399
Neogen Corp.*	3,098	202,175
Neuronetics, Inc.*	684	3,071
Nevro Corp.*	1,789	210,279
Novocure Ltd.*	5,277	444,693
NuVasive, Inc.*	3,139	242,770
OraSure Technologies, Inc.*	3,843	30,859
Orthofix Medical, Inc.*	1,098	50,706
OrthoPediatrics Corp.*	504	23,683
Pulse Biosciences, Inc. (x)*	761	10,205
Quidel Corp.*	2,149	161,239
Rockwell Medical, Inc. (x)*	2,985	7,283
RTI Surgical Holdings, Inc.*	3,262	8,938
SeaSpine Holdings Corp.*	935	11,229
Senseonics Holdings, Inc. (x)*	6,127	5,612
Shockwave Medical, Inc. (x)*	1,530	67,198
SI-BONE, Inc.*	923	19,845
Sientra, Inc.*	2,342	20,937
Silk Road Medical, Inc. (x)*	968	39,088
Soliton, Inc. (x)*	126	1,383
STAAR Surgical Co.*	2,692	94,678
Surmodics, Inc.*	800	33,144
Tactile Systems Technology, Inc.*	1,100	74,261
Tandem Diabetes Care, Inc.*	3,405	202,972
TransEnterix, Inc. (x)*	813	1,195
TransMedics Group, Inc. (x)*	857	16,292
Utah Medical Products, Inc.	205	22,120
Vapotherm, Inc.*	890	10,822
Varex Imaging Corp.*	2,287	68,175
ViewRay, Inc. (x)*	4,277	18,049
Wright Medical Group NV*	7,639	232,837
Zynex, Inc. (x)*	894	7,036

		6,017,075

Health Care Providers & Services (0.9%)
Addus HomeCare Corp.*	750	72,915
Amedisys, Inc.*	1,894	316,146
American Renal Associates Holdings, Inc.*	1,053	10,920
AMN Healthcare Services, Inc.*	2,789	173,783
Apollo Medical Holdings, Inc.*	381	7,014
Avalon GloboCare Corp. (x)*	1,245	2,403
BioTelemetry, Inc.*	2,014	93,248
Brookdale Senior Living, Inc.*	11,178	81,264
Catasys, Inc. (x)*	406	6,622
Community Health Systems, Inc.*	4,597	13,331
CorVel Corp.*	552	48,223
Cross Country Healthcare, Inc.*	2,082	24,193
Diplomat Pharmacy, Inc.*	3,682	14,728
Ensign Group, Inc. (The)	3,060	138,832
Enzo Biochem, Inc.*	2,476	6,512
Genesis Healthcare, Inc.*	4,681	7,677
Hanger, Inc.*	2,228	61,515
HealthEquity, Inc.*	4,207	311,612
Joint Corp. (The)*	750	12,105
LHC Group, Inc.*	1,821	250,861
Magellan Health, Inc.*	1,249	97,734
National HealthCare Corp.	749	64,736
National Research Corp.	729	48,070
Option Care Health, Inc.*	7,215	26,912
Owens & Minor, Inc.	3,473	17,955
Patterson Cos., Inc.	5,085	104,141
Pennant Group, Inc. (The)*	1,530	50,597
PetIQ, Inc. (x)*	1,161	29,083
Progyny, Inc.*	698	19,160
Providence Service Corp. (The)*	716	42,373
R1 RCM, Inc.*	6,212	80,632
RadNet, Inc.*	2,584	52,455
Select Medical Holdings Corp.*	6,665	155,561
Surgery Partners, Inc.*	1,380	21,604
Tenet Healthcare Corp.*	6,219	236,509
Tivity Health, Inc.*	2,877	58,533
Triple-S Management Corp., Class B*	1,420	26,256
US Physical Therapy, Inc.	762	87,135

		2,873,350

Health Care Technology (0.4%)
Allscripts Healthcare Solutions, Inc.*	10,063	98,768
Castlight Health, Inc., Class B*	5,782	7,690
Computer Programs & Systems, Inc.	730	19,272
Evolent Health, Inc., Class A*	4,551	41,186
Health Catalyst, Inc. (x)*	488	16,934
HealthStream, Inc.*	1,588	43,194
HMS Holdings Corp.*	5,259	155,666
Inovalon Holdings, Inc., Class A*	4,256	80,098

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Inspire Medical Systems, Inc.*	822	$61,001
Livongo Health, Inc. (x)*	871	21,827
NextGen Healthcare, Inc.*	3,290	52,870
Omnicell, Inc.*	2,483	202,911
OptimizeRx Corp. (x)*	688	7,066
Phreesia, Inc.*	615	16,384
Simulations Plus, Inc.	720	20,930
Tabula Rasa HealthCare, Inc. (x)*	1,180	57,442
Teladoc Health, Inc. (x)*	4,325	362,089
Vocera Communications, Inc.*	1,872	38,863

		1,304,191

Life Sciences Tools & Services (0.4%)
Accelerate Diagnostics, Inc. (x)*	1,709	28,882
ChromaDex Corp. (x)*	2,151	9,271
Codexis, Inc.*	3,239	51,792
Fluidigm Corp.*	4,282	14,901
Luminex Corp.	2,553	59,127
Medpace Holdings, Inc.*	1,672	140,548
NanoString Technologies, Inc.*	2,002	55,696
NeoGenomics, Inc.*	5,791	169,387
Pacific Biosciences of California, Inc.*	8,641	44,415
Personalis, Inc.*	535	5,831
Quanterix Corp.*	789	18,644
Repligen Corp.*	3,143	290,727
Syneos Health, Inc.*	3,778	224,697

		1,113,918

Pharmaceuticals (0.7%)
AcelRx Pharmaceuticals, Inc. (x)*	4,500	9,495
Acer Therapeutics, Inc. (x)*	288	1,155
Aclaris Therapeutics, Inc. (x)*	2,231	4,217
Aerie Pharmaceuticals, Inc. (x)*	2,584	62,455
Akorn, Inc.*	5,283	7,924
Amneal Pharmaceuticals, Inc.*	7,118	34,309
Amphastar Pharmaceuticals, Inc.*	2,243	43,267
ANI Pharmaceuticals, Inc.*	572	35,275
Arvinas, Inc.*	1,279	52,554
Assertio Therapeutics, Inc.*	3,564	4,455
Axsome Therapeutics, Inc.*	1,496	154,627
BioDelivery Sciences International, Inc.*	4,684	29,603
Cara Therapeutics, Inc. (x)*	2,419	38,970
cbdMD, Inc. (x)*	542	1,225
Cerecor, Inc. (x)*	1,232	6,640
Chiasma, Inc.*	2,081	10,322
Collegium Pharmaceutical, Inc.*	1,846	37,991
Corcept Therapeutics, Inc.*	5,868	71,003
CorMedix, Inc. (x)*	1,354	9,857
Cymabay Therapeutics, Inc.*	3,956	7,754
Dermira, Inc. (x)*	2,678	40,598
Eloxx Pharmaceuticals, Inc. (x)*	1,212	8,920
Endo International plc*	13,685	64,183
Evofem Biosciences, Inc. (x)*	813	5,016
Evolus, Inc. (x)*	918	11,172
EyePoint Pharmaceuticals, Inc. (x)*	3,555	5,510
Innoviva, Inc.*	3,860	54,658
Intersect ENT, Inc.*	1,916	47,708
Intra-Cellular Therapies, Inc. (x)*	2,557	87,731
Kala Pharmaceuticals, Inc. (x)*	1,254	4,627
Kaleido Biosciences, Inc. (x)*	290	1,456
Lannett Co., Inc. (x)*	2,091	18,443
Liquidia Technologies, Inc.*	771	3,296
Mallinckrodt plc (x)*	5,204	18,162
Marinus Pharmaceuticals, Inc.*	2,882	6,225
Menlo Therapeutics, Inc.*	890	4,130
MyoKardia, Inc.*	2,698	196,644
NGM Biopharmaceuticals, Inc. (x)*	1,468	27,143
Ocular Therapeutix, Inc. (x)*	2,161	8,536
Odonate Therapeutics, Inc.*	712	23,104
Omeros Corp. (x)*	2,836	39,959
Optinose, Inc. (x)*	1,431	13,194
Osmotica Pharmaceuticals plc (x)*	627	4,383
Pacira BioSciences, Inc.*	2,461	111,483
Paratek Pharmaceuticals, Inc. (x)*	1,787	7,202
Phathom Pharmaceuticals, Inc.*	648	20,179
Phibro Animal Health Corp., Class A	1,251	31,062
Prestige Consumer Healthcare, Inc.*	3,063	124,051
Reata Pharmaceuticals, Inc., Class A*	1,338	273,527
Recro Pharma, Inc.*	1,105	20,255
resTORbio, Inc. (x)*	859	1,280
Revance Therapeutics, Inc.*	2,744	44,535
SIGA Technologies, Inc. (x)*	3,164	15,092
Strongbridge Biopharma plc*	2,078	4,343
Supernus Pharmaceuticals, Inc.*	3,012	71,445
TherapeuticsMD, Inc. (x)*	13,358	32,326
Theravance Biopharma, Inc.*	2,686	69,541
Tricida, Inc. (x)*	1,336	50,421
Verrica Pharmaceuticals, Inc.*	870	13,824
WaVe Life Sciences Ltd. (x)*	1,423	11,405
Xeris Pharmaceuticals, Inc. (x)*	1,531	10,794
Zogenix, Inc.*	2,590	135,017
Zynerba Pharmaceuticals, Inc. (x)*	1,194	7,212

		2,372,890

Total Health Care		23,967,741

Industrials (18.6%)
Aerospace & Defense (0.5%)
AAR Corp.	2,020	91,102
Aerojet Rocketdyne Holdings, Inc.*	4,423	201,954
AeroVironment, Inc.*	1,293	79,830
Astronics Corp.*	1,478	41,310
Axon Enterprise, Inc.*	3,529	258,605
Cubic Corp.	1,898	120,656
Ducommun, Inc.*	661	33,400
Kratos Defense & Security Solutions, Inc.*	5,459	98,317
Maxar Technologies, Inc.	3,359	52,636
Mercury Systems, Inc.*	3,296	227,787
Moog, Inc., Class A	1,954	166,735
National Presto Industries, Inc.	309	27,312
Park Aerospace Corp.	1,093	17,783
Parsons Corp.*	1,140	47,059
Triumph Group, Inc.	3,006	75,962
Vectrus, Inc.*	674	34,549

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Wesco Aircraft Holdings, Inc.*	3,250	$35,815

		1,610,812

Air Freight & Logistics (0.1%)
Air Transport Services Group, Inc.*	3,543	83,119
Atlas Air Worldwide Holdings, Inc.*	1,413	38,957
Echo Global Logistics, Inc.*	1,682	34,817
Forward Air Corp.	1,722	120,454
Hub Group, Inc., Class A*	1,994	102,272
Radiant Logistics, Inc.*	2,170	12,087

		391,706

Airlines (0.2%)
Allegiant Travel Co.	787	136,970
Hawaiian Holdings, Inc.	2,901	84,970
Mesa Air Group, Inc.*	1,195	10,683
SkyWest, Inc.	2,973	192,145
Spirit Airlines, Inc.*	4,156	167,528

		592,296

Building Products (3.2%)
AAON, Inc.	2,482	122,636
Advanced Drainage Systems, Inc.	2,612	101,450
American Woodmark Corp.*	1,024	107,018
Apogee Enterprises, Inc.	1,561	50,732
Armstrong Flooring, Inc.*	1,130	4,825
Builders FirstSource, Inc.*	6,895	175,202
Caesarstone Ltd.	1,309	19,727
Continental Building Products, Inc.*	2,054	74,827
Cornerstone Building Brands, Inc.*	2,880	24,509
CSW Industrials, Inc.	906	69,762
Gibraltar Industries, Inc.*	70,619	3,562,022
Griffon Corp.	2,229	45,316
Insteel Industries, Inc.	68,910	1,480,876
JELD-WEN Holding, Inc.*	4,083	95,583
Masonite International Corp.*	1,520	109,759
Patrick Industries, Inc.	1,338	70,151
PGT Innovations, Inc.*	3,437	51,246
Quanex Building Products Corp.	2,009	34,314
Simpson Manufacturing Co., Inc.	2,711	217,503
Trex Co., Inc.*	3,550	319,074
Universal Forest Products, Inc.	71,061	3,389,610

		10,126,142

Commercial Services & Supplies (2.0%)
ABM Industries, Inc.	4,025	151,783
ACCO Brands Corp.	5,855	54,803
Advanced Disposal Services, Inc.*	4,400	144,628
Brady Corp., Class A	2,882	165,023
BrightView Holdings, Inc.*	1,921	32,407
Brink’s Co. (The)	3,011	273,037
Casella Waste Systems, Inc., Class A*	2,694	124,005
CECO Environmental Corp.*	1,795	13,750
Charah Solutions, Inc.*	546	1,332
Cimpress plc (x)*	1,201	151,050
Covanta Holding Corp.	7,178	106,521
Deluxe Corp.	2,541	126,847
Ennis, Inc.	1,564	33,861
Healthcare Services Group, Inc.	4,504	109,537
Heritage-Crystal Clean, Inc.*	896	28,107
Herman Miller, Inc.	3,564	148,441
HNI Corp.	2,635	98,707
Interface, Inc.	3,515	58,314
Kimball International, Inc., Class B	2,182	45,102
Knoll, Inc.	2,971	75,047
Matthews International Corp., Class A	1,879	71,721
McGrath RentCorp	41,685	3,190,570
Mobile Mini, Inc.	2,710	102,736
MSA Safety, Inc.	2,135	269,779
NL Industries, Inc.*	460	1,799
PICO Holdings, Inc.*	1,145	12,732
Pitney Bowes, Inc.	9,935	40,038
Quad/Graphics, Inc.	1,927	8,999
RR Donnelley & Sons Co.	4,108	16,227
SP Plus Corp.*	1,386	58,808
Steelcase, Inc., Class A	5,271	107,845
Team, Inc.*	1,829	29,209
Tetra Tech, Inc.	3,301	284,414
UniFirst Corp.	913	184,408
US Ecology, Inc.	1,448	83,854
Viad Corp.	1,216	82,080
VSE Corp.	502	19,096

		6,506,617

Construction & Engineering (0.4%)
Aegion Corp.*	1,815	40,602
Ameresco, Inc., Class A*	1,261	22,067
Arcosa, Inc.	2,945	131,200
Argan, Inc.	907	36,407
Comfort Systems USA, Inc.	2,207	110,019
Concrete Pumping Holdings, Inc.*	638	3,490
Construction Partners, Inc., Class A*	1,061	17,899
Dycom Industries, Inc.*	1,841	86,803
EMCOR Group, Inc.	3,373	291,090
Granite Construction, Inc.	2,845	78,721
Great Lakes Dredge & Dock Corp.*	3,724	42,193
IES Holdings, Inc.*	494	12,676
MasTec, Inc.*	3,627	232,708
MYR Group, Inc.*	935	30,472
Northwest Pipe Co.*	566	18,853
NV5 Global, Inc.*	618	31,178
Primoris Services Corp.	2,691	59,848
Sterling Construction Co., Inc.*	1,564	22,021
Tutor Perini Corp.*	2,495	32,086
WillScot Corp.*	3,129	57,855

		1,358,188

Electrical Equipment (1.8%)
Allied Motion Technologies, Inc.	452	21,922
American Superconductor Corp. (x)*	1,206	9,467
Atkore International Group, Inc.*	2,785	112,681
AZZ, Inc.	1,570	72,141
Bloom Energy Corp., Class A (x)*	3,410	25,473
Encore Wire Corp.	9,567	549,146

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Energous Corp. (x)*	1,598	$2,828
EnerSys	2,610	195,306
Generac Holdings, Inc.*	3,693	371,479
Plug Power, Inc. (x)*	14,347	45,337
Powell Industries, Inc.	555	27,189
Preformed Line Products Co.	172	10,380
Regal Beloit Corp.	47,855	4,096,867
Sunrun, Inc.*	6,865	94,806
Thermon Group Holdings, Inc.*	1,992	53,386
TPI Composites, Inc.*	1,758	32,541
Vicor Corp.*	1,083	50,598
Vivint Solar, Inc. (x)*	2,505	18,186

		5,789,733

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	2,182	75,192

Machinery (8.5%)
Actuant Corp., Class A	3,418	88,971
Alamo Group, Inc.	592	74,326
Albany International Corp., Class A	1,861	141,287
Altra Industrial Motion Corp.	3,906	141,436
Astec Industries, Inc.	33,049	1,388,058
Barnes Group, Inc.	21,363	1,323,651
Blue Bird Corp.*	939	21,522
Briggs & Stratton Corp.	2,434	16,210
Chart Industries, Inc.*	2,188	147,668
CIRCOR International, Inc.*	1,187	54,887
Columbus McKinnon Corp.	22,290	892,269
Commercial Vehicle Group, Inc.*	1,744	11,074
Douglas Dynamics, Inc.	1,359	74,745
Eastern Co. (The)	334	10,197
Energy Recovery, Inc.*	2,192	21,460
EnPro Industries, Inc.	1,242	83,065
ESCO Technologies, Inc.	1,545	142,912
Evoqua Water Technologies Corp.*	4,535	85,938
Federal Signal Corp.	27,462	885,649
Franklin Electric Co., Inc.	2,801	160,553
Gencor Industries, Inc.*	453	5,287
Gorman-Rupp Co. (The)	1,091	40,912
Graham Corp.	513	11,224
Greenbrier Cos., Inc. (The)	32,112	1,041,392
Harsco Corp.*	4,813	110,747
Helios Technologies, Inc.	1,772	81,920
Hillenbrand, Inc.	4,444	148,030
Hurco Cos., Inc.	412	15,804
Hyster-Yale Materials Handling, Inc.	592	34,904
John Bean Technologies Corp.	1,886	212,477
Kadant, Inc.	663	69,840
Kennametal, Inc.	78,045	2,879,080
LB Foster Co., Class A*	575	11,143
Lindsay Corp.	651	62,489
Luxfer Holdings plc	1,588	29,394
Lydall, Inc.*	974	19,986
Manitowoc Co., Inc. (The)*	2,170	37,975
Meritor, Inc.*	4,527	118,562
Miller Industries, Inc.	635	23,578
Mueller Industries, Inc.	38,814	1,232,345
Mueller Water Products, Inc., Class A	334,999	4,013,288
Navistar International Corp.*	3,005	86,965
NN, Inc.	2,414	22,330
Omega Flex, Inc.	169	18,132
Oshkosh Corp.	39,700	3,757,605
Park-Ohio Holdings Corp.	495	16,657
Proto Labs, Inc.*	1,635	166,034
RBC Bearings, Inc.*	1,467	232,285
REV Group, Inc.	1,766	21,598
Rexnord Corp.*	111,576	3,639,609
Spartan Motors, Inc.	2,032	36,739
SPX Corp.*	2,645	134,578
SPX FLOW, Inc.*	50,038	2,445,357
Standex International Corp.	765	60,703
Tennant Co.	1,083	84,387
Terex Corp.	3,834	114,177
Titan International, Inc.	2,632	9,528
TriMas Corp.*	2,772	87,069
Twin Disc, Inc.*	507	5,587
Wabash National Corp.	3,329	48,903
Watts Water Technologies, Inc., Class A	1,667	166,300
Welbilt, Inc.*	7,852	122,570

		27,243,368

Marine (0.1%)
Costamare, Inc.	3,020	28,780
Eagle Bulk Shipping, Inc.*	2,773	12,756
Genco Shipping & Trading Ltd.	871	9,250
Matson, Inc.	2,573	104,978
Safe Bulkers, Inc.*	2,881	4,898
Scorpio Bulkers, Inc.	3,470	22,104

		182,766

Professional Services (1.0%)
Acacia Research Corp.*	3,153	8,387
ASGN, Inc.*	3,090	219,297
Barrett Business Services, Inc.	445	40,255
BG Staffing, Inc.	570	12,477
CBIZ, Inc.*	3,091	83,333
CRA International, Inc.	486	26,472
Exponent, Inc.	3,115	214,966
Forrester Research, Inc.*	611	25,479
Franklin Covey Co.*	560	18,049
FTI Consulting, Inc.*	2,274	251,641
GP Strategies Corp.*	716	9,473
Heidrick & Struggles International, Inc.	1,167	37,927
Huron Consulting Group, Inc.*	17,990	1,236,273
ICF International, Inc.	1,091	99,957
InnerWorkings, Inc.*	2,571	14,166
Insperity, Inc.	2,266	194,967
Kelly Services, Inc., Class A	2,002	45,205
Kforce, Inc.	1,310	52,007
Korn Ferry	3,419	144,966
Mistras Group, Inc.*	1,136	16,211
Resources Connection, Inc.	1,897	30,978
TriNet Group, Inc.*	2,699	152,790
TrueBlue, Inc.*	2,448	58,899
Upwork, Inc.*	3,328	35,510

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Willdan Group, Inc.*	625	$19,863

		3,049,548

Road & Rail (0.2%)
ArcBest Corp.	1,554	42,890
Avis Budget Group, Inc.*	3,577	115,322
Covenant Transportation Group, Inc., Class A*	672	8,686
Daseke, Inc.*	2,969	9,382
Heartland Express, Inc.	6,585	138,614
Hertz Global Holdings, Inc.*	6,140	96,705
Marten Transport Ltd.	2,380	51,146
PAM Transportation Services, Inc.*	112	6,464
Roadrunner Transportation Systems, Inc. (x)*	205	1,888
Saia, Inc.*	1,566	145,826
Universal Logistics Holdings, Inc.	479	9,082
US Xpress Enterprises, Inc., Class A*	1,141	5,739
Werner Enterprises, Inc.	2,738	99,636
YRC Worldwide, Inc. (x)*	1,914	4,881

		736,261

Trading Companies & Distributors (0.6%)
Aircastle Ltd.	3,226	103,264
Applied Industrial Technologies, Inc.	2,311	154,121
Beacon Roofing Supply, Inc.*	4,102	131,182
BlueLinx Holdings, Inc. (x)*	500	7,125
BMC Stock Holdings, Inc.*	4,030	115,621
CAI International, Inc.*	1,024	29,676
DXP Enterprises, Inc.*	989	39,372
EVI Industries, Inc. (x)*	261	7,057
Foundation Building Materials, Inc.*	1,227	23,742
GATX Corp.	2,109	174,731
General Finance Corp.*	703	7,782
GMS, Inc.*	2,399	64,965
H&E Equipment Services, Inc.	1,931	64,553
Herc Holdings, Inc.*	1,460	71,452
Kaman Corp.	1,670	110,086
Lawson Products, Inc.*	252	13,129
MRC Global, Inc.*	4,823	65,786
NOW, Inc.*	6,575	73,903
Rush Enterprises, Inc., Class A	1,646	76,539
Rush Enterprises, Inc., Class B	293	13,390
SiteOne Landscape Supply, Inc.*	2,472	224,087
Systemax, Inc.	782	19,675
Textainer Group Holdings Ltd.*	3,257	34,882
Titan Machinery, Inc.*	1,175	17,367
Transcat, Inc.*	392	12,489
Triton International Ltd.	3,264	131,213
Veritiv Corp.*	744	14,635
Willis Lease Finance Corp.*	168	9,897

		1,811,721

Total Industrials		59,474,350

Information Technology (10.5%)
Communications Equipment (0.5%)
Acacia Communications, Inc.*	2,266	153,657
ADTRAN, Inc.	2,977	29,443
Applied Optoelectronics, Inc. (x)*	1,088	12,925
CalAmp Corp.*	1,906	18,259
Calix, Inc.*	2,628	21,024
Cambium Networks Corp. (x)*	260	2,272
Casa Systems, Inc.*	1,818	7,436
Clearfield, Inc.*	765	10,664
Comtech Telecommunications Corp.	1,428	50,680
DASAN Zhone Solutions, Inc.*	282	2,498
Digi International, Inc.*	1,598	28,317
Extreme Networks, Inc.*	7,069	52,099
Harmonic, Inc.*	5,218	40,700
Infinera Corp.*	10,753	85,379
Inseego Corp. (x)*	2,559	18,757
InterDigital, Inc.	1,895	103,259
KVH Industries, Inc.*	1,099	12,232
Lumentum Holdings, Inc.*	4,627	366,921
NETGEAR, Inc.*	1,881	46,103
NetScout Systems, Inc.*	4,423	106,462
Plantronics, Inc.	2,024	55,336
Ribbon Communications, Inc.*	3,427	10,624
TESSCO Technologies, Inc.	355	3,983
Viavi Solutions, Inc.*	13,902	208,530

		1,447,560

Electronic Equipment, Instruments & Components (4.0%)
Airgain, Inc.*	532	5,687
Akoustis Technologies, Inc. (x)*	1,442	11,536
Anixter International, Inc.*	1,832	168,727
Arlo Technologies, Inc.*	4,653	19,589
AVX Corp.	2,854	58,421
Badger Meter, Inc.	1,735	112,654
Bel Fuse, Inc., Class B	595	12,197
Belden, Inc.	2,366	130,130
Benchmark Electronics, Inc.	2,330	80,059
Coda Octopus Group, Inc. (x)*	266	2,226
Coherent, Inc.*	20,839	3,466,568
CTS Corp.	1,960	58,820
Daktronics, Inc.	2,028	12,351
ePlus, Inc.*	810	68,275
Fabrinet*	2,204	142,907
FARO Technologies, Inc.*	2,647	133,276
Fitbit, Inc., Class A (x)*	13,480	88,564
II-VI, Inc. (x)*	53,662	1,806,800
Insight Enterprises, Inc.*	2,147	150,913
Iteris, Inc.*	2,438	12,166
Itron, Inc.*	2,074	174,112
KEMET Corp.	3,441	93,079
Kimball Electronics, Inc.*	1,471	25,816
Knowles Corp.*	4,930	104,269
Methode Electronics, Inc.	2,218	87,278
MTS Systems Corp.	1,086	52,161
Napco Security Technologies, Inc.*	709	20,837
nLight, Inc.*	2,027	41,108
Novanta, Inc.*	2,039	180,329
OSI Systems, Inc.*	1,007	101,445
PAR Technology Corp. (x)*	721	22,164

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
PC Connection, Inc.	709	$35,209
Plexus Corp.*	58,985	4,538,306
Rogers Corp.*	1,120	139,698
Sanmina Corp.*	4,099	140,350
ScanSource, Inc.*	1,577	58,270
Tech Data Corp.*	2,141	307,448
TTM Technologies, Inc.*	6,003	90,345
Vishay Intertechnology, Inc.	8,029	170,937
Vishay Precision Group, Inc.*	599	20,366
Wrap Technologies, Inc. (x)*	437	2,792

		12,948,185

IT Services (0.9%)
Brightcove, Inc.*	2,362	20,526
Cardtronics plc, Class A*	2,269	101,311
Cass Information Systems, Inc.	862	49,772
Conduent, Inc.*	10,475	64,945
CSG Systems International, Inc.	1,985	102,783
Endurance International Group Holdings, Inc.*	4,443	20,882
EVERTEC, Inc.	3,667	124,825
Evo Payments, Inc., Class A*	2,154	56,887
Exela Technologies, Inc. (x)*	2,626	1,071
ExlService Holdings, Inc.*	2,027	140,795
GTT Communications, Inc. (x)*	1,911	21,690
Hackett Group, Inc. (The)	1,404	22,661
I3 Verticals, Inc., Class A*	879	24,832
Information Services Group, Inc.*	1,996	5,050
International Money Express, Inc.*	744	8,958
KBR, Inc.	8,568	261,324
Limelight Networks, Inc.*	7,012	28,609
LiveRamp Holdings, Inc.*	4,072	195,741
ManTech International Corp., Class A	1,619	129,326
MAXIMUS, Inc.	3,837	285,434
NIC, Inc.	3,969	88,707
Paysign, Inc. (x)*	1,710	17,357
Perficient, Inc.*	1,960	90,297
Perspecta, Inc.	8,555	226,194
PRGX Global, Inc.*	1,069	5,259
Priority Technology Holdings, Inc.*	376	921
Science Applications International Corp.	3,491	303,787
StarTek, Inc.*	933	7,445
Sykes Enterprises, Inc.*	2,371	87,703
TTEC Holdings, Inc.	877	34,747
Tucows, Inc., Class A (x)*	588	36,327
Unisys Corp.*	3,140	37,240
Verra Mobility Corp.*	7,682	107,471
Virtusa Corp.*	1,745	79,101

		2,789,978

Semiconductors & Semiconductor Equipment (3.2%)
Adesto Technologies Corp.*	1,752	14,892
Advanced Energy Industries, Inc.*	43,291	3,082,319
Alpha & Omega Semiconductor Ltd.*	1,108	15,091
Ambarella, Inc.*	1,911	115,730
Amkor Technology, Inc.*	5,835	75,855
Axcelis Technologies, Inc.*	2,014	48,527
AXT, Inc.*	2,287	9,948
Brooks Automation, Inc.	4,295	180,218
Cabot Microelectronics Corp.	1,750	252,560
CEVA, Inc.*	1,354	36,504
Cirrus Logic, Inc.*	3,540	291,731
Cohu, Inc.	2,475	56,554
Diodes, Inc.*	2,477	139,629
DSP Group, Inc.*	1,251	19,691
Enphase Energy, Inc. (x)*	5,550	145,022
FormFactor, Inc.*	4,509	117,099
GSI Technology, Inc.*	877	6,218
Ichor Holdings Ltd.*	1,368	45,513
Impinj, Inc. (x)*	904	23,377
Inphi Corp.*	2,718	201,186
Lattice Semiconductor Corp.*	7,538	144,277
MACOM Technology Solutions Holdings, Inc.*	2,777	73,868
MaxLinear, Inc.*	3,959	84,010
MKS Instruments, Inc.	18,116	1,992,941
NeoPhotonics Corp.*	2,178	19,210
NVE Corp.	305	21,777
Onto Innovation, Inc.*	2,928	106,989
PDF Solutions, Inc.*	1,688	28,510
Photronics, Inc.*	3,934	62,000
Power Integrations, Inc.	1,706	168,741
Rambus, Inc.*	6,748	92,954
Semtech Corp.*	3,985	210,807
Silicon Laboratories, Inc.*	2,598	301,316
SMART Global Holdings, Inc.*	751	28,493
SunPower Corp. (x)*	3,806	29,687
Synaptics, Inc.*	28,927	1,902,529
Ultra Clean Holdings, Inc.*	2,365	55,507
Veeco Instruments, Inc.*	2,942	43,203
Xperi Corp.	2,988	55,278

		10,299,761

Software (1.8%)
8x8, Inc.*	5,689	104,109
A10 Networks, Inc.*	3,209	22,046
ACI Worldwide, Inc.*	6,996	265,043
Agilysys, Inc.*	1,257	31,940
Alarm.com Holdings, Inc.*	2,224	95,565
Altair Engineering, Inc., Class A*	2,332	83,742
American Software, Inc., Class A	1,687	25,103
Appfolio, Inc., Class A*	927	101,924
Appian Corp. (x)*	2,053	78,445
Avaya Holdings Corp.*	6,714	90,639
Benefitfocus, Inc.*	1,802	39,536
Blackbaud, Inc.	2,953	235,059
Blackline, Inc.*	2,594	133,747
Bottomline Technologies DE, Inc.*	2,599	139,306
Box, Inc., Class A*	8,674	145,550
ChannelAdvisor Corp.*	1,533	13,858
Cision Ltd.*	5,556	55,393
Cloudera, Inc. (x)*	14,280	166,076
CommVault Systems, Inc.*	2,453	109,502
Cornerstone OnDemand, Inc.*	3,461	202,642
Digimarc Corp. (x)*	712	23,895
Digital Turbine, Inc.*	4,892	34,880

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Domo, Inc., Class B*	1,086	$23,588
Ebix, Inc.	1,420	47,442
eGain Corp.*	1,170	9,266
Envestnet, Inc.*	2,888	201,091
Everbridge, Inc.*	2,020	157,722
Five9, Inc.*	3,634	238,318
ForeScout Technologies, Inc.*	2,459	80,655
GTY Technology Holdings, Inc. (x)*	2,407	14,177
Ideanomics, Inc. (x)*	2,938	2,514
Instructure, Inc.*	2,039	98,300
Intelligent Systems Corp. (x)*	392	15,656
j2 Global, Inc.	2,821	264,356
LivePerson, Inc.*	3,679	136,123
Majesco*	436	3,597
MicroStrategy, Inc., Class A*	501	71,458
Mitek Systems, Inc.*	1,879	14,374
MobileIron, Inc.*	5,837	28,368
Model N, Inc.*	1,977	69,333
OneSpan, Inc.*	2,059	35,250
Phunware, Inc.*	1,946	2,316
Ping Identity Holding Corp. (x)*	828	20,120
Progress Software Corp.	2,686	111,603
PROS Holdings, Inc.*	1,988	119,121
Q2 Holdings, Inc.*	2,624	212,754
QAD, Inc., Class A	693	35,295
Qualys, Inc.*	2,056	171,409
Rapid7, Inc.*	2,912	163,130
Rimini Street, Inc.*	1,133	4,396
SailPoint Technologies Holding, Inc.*	5,187	122,413
SecureWorks Corp., Class A (x)*	567	9,446
SharpSpring, Inc. (x)*	492	5,643
ShotSpotter, Inc. (x)*	461	11,756
SPS Commerce, Inc.*	2,125	117,768
SVMK, Inc.*	5,081	90,797
Synchronoss Technologies, Inc. (x)*	2,198	10,441
Telaria, Inc.*	2,706	23,840
Telenav, Inc.*	1,976	9,603
Tenable Holdings, Inc.*	2,249	53,886
TiVo Corp.	7,462	63,278
Upland Software, Inc.*	1,363	48,673
Varonis Systems, Inc.*	1,793	139,334
Verint Systems, Inc.*	3,952	218,783
VirnetX Holding Corp. (x)*	3,481	13,228
Workiva, Inc.*	2,232	93,856
Yext, Inc. (x)*	5,629	81,170
Zix Corp.*	3,261	22,110
Zuora, Inc., Class A*	5,159	73,928

		5,759,685

Technology Hardware, Storage & Peripherals (0.1%)
3D Systems Corp.*	6,893	60,314
AstroNova, Inc.	393	5,392
Avid Technology, Inc.*	1,681	14,423
Diebold Nixdorf, Inc.*	4,643	49,030
Immersion Corp.*	1,791	13,307
Sonim Technologies, Inc. (x)*	207	751
Stratasys Ltd. (x)*	3,116	63,021

		206,238

Total Information Technology		33,451,407

Materials (6.3%)
Chemicals (2.3%)
Advanced Emissions Solutions, Inc. (x)	945	9,923
AdvanSix, Inc.*	1,732	34,571
American Vanguard Corp.	1,665	32,418
Amyris, Inc. (x)*	3,597	11,115
Balchem Corp.	1,945	197,670
Chase Corp.	444	52,605
Ferro Corp.*	4,946	73,349
Flotek Industries, Inc.*	3,436	6,872
FutureFuel Corp.	1,446	17,916
GCP Applied Technologies, Inc.*	3,274	74,353
Hawkins, Inc.	593	27,165
HB Fuller Co.	3,069	158,268
Ingevity Corp.*	2,543	222,207
Innophos Holdings, Inc.	1,224	39,144
Innospec, Inc.	1,473	152,367
Intrepid Potash, Inc.*	5,841	15,829
Koppers Holdings, Inc.*	1,159	44,297
Kraton Corp.*	1,899	48,083
Kronos Worldwide, Inc. (x)	1,331	17,835
Livent Corp.*	8,880	75,924
LSB Industries, Inc.*	1,302	5,468
Marrone Bio Innovations, Inc. (x)*	2,971	3,001
Minerals Technologies, Inc.	52,218	3,009,323
OMNOVA Solutions, Inc.*	2,715	27,449
Orion Engineered Carbons SA	3,615	69,770
PolyOne Corp.	57,089	2,100,304
PQ Group Holdings, Inc.*	2,346	40,304
Quaker Chemical Corp.	795	130,793
Rayonier Advanced Materials, Inc.	2,784	10,691
Sensient Technologies Corp.	2,562	169,323
Stepan Co.	1,235	126,513
Trecora Resources*	1,141	8,158
Tredegar Corp.	1,607	35,916
Trinseo SA	2,448	91,090
Tronox Holdings plc, Class A	5,545	63,324
Valhi, Inc.	1,663	3,110

		7,206,448

Construction Materials (1.3%)
Eagle Materials, Inc.	44,900	4,070,634
Forterra, Inc. (x)*	1,012	11,699
Summit Materials, Inc., Class A*	6,810	162,759
United States Lime & Minerals, Inc.	105	9,481
US Concrete, Inc.*	969	40,369

		4,294,942

Containers & Packaging (0.1%)
Greif, Inc., Class A	1,559	68,908
Greif, Inc., Class B	382	19,776
Myers Industries, Inc.	2,192	36,562
UFP Technologies, Inc.*	388	19,249

		144,495

Metals & Mining (1.9%)
AK Steel Holding Corp.*	19,035	62,625

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Allegheny Technologies, Inc.*	7,641	$157,863
Carpenter Technology Corp.	33,157	1,650,555
Century Aluminum Co.*	3,123	23,469
Cleveland-Cliffs, Inc. (x)	16,329	137,164
Coeur Mining, Inc.*	14,362	116,045
Commercial Metals Co.	7,139	158,985
Compass Minerals International, Inc.	2,060	125,578
Gold Resource Corp.	3,774	20,908
Haynes International, Inc.	780	27,908
Hecla Mining Co.	29,124	98,730
Kaiser Aluminum Corp.	960	106,454
Materion Corp.	1,227	72,945
Mayville Engineering Co., Inc.*	362	3,396
Novagold Resources, Inc.*	13,960	125,082
OceanaGold Corp.	412,294	809,634
Olympic Steel, Inc.	512	9,175
Ramaco Resources, Inc.*	498	1,783
Reliance Steel & Aluminum Co.	18,600	2,227,536
Ryerson Holding Corp.*	929	10,990
Schnitzer Steel Industries, Inc., Class A	1,575	34,146
SunCoke Energy, Inc.	4,659	29,026
Synalloy Corp.*	421	5,435
TimkenSteel Corp.*	2,316	18,204
Warrior Met Coal, Inc.	3,137	66,285
Worthington Industries, Inc.	2,349	99,081

		6,199,002

Paper & Forest Products (0.7%)
Boise Cascade Co.	2,360	86,211
Clearwater Paper Corp.*	933	19,929
Louisiana-Pacific Corp.	7,125	211,398
Neenah, Inc.	1,016	71,557
PH Glatfelter Co.	96,170	1,759,911
Schweitzer-Mauduit International, Inc.	1,870	78,521
Verso Corp., Class A*	2,137	38,530

		2,266,057

Total Materials		20,110,944

Real Estate (6.2%)
Equity Real Estate Investment Trusts (REITs) (5.9%)
Acadia Realty Trust (REIT)	5,048	130,895
Agree Realty Corp. (REIT)	2,493	174,934
Alexander & Baldwin, Inc. (REIT)	4,150	86,984
Alexander’s, Inc. (REIT)	131	43,276
American Assets Trust, Inc. (REIT)	2,937	134,808
American Finance Trust, Inc. (REIT)	6,460	85,660
Armada Hoffler Properties, Inc. (REIT)	3,182	58,390
Ashford Hospitality Trust, Inc. (REIT)	5,171	14,427
Bluerock Residential Growth REIT, Inc. (REIT)	1,254	15,111
Braemar Hotels & Resorts, Inc. (REIT)	1,923	17,172
Brandywine Realty Trust (REIT)	155,200	2,444,400
BRT Apartments Corp. (REIT)	560	9,503
CareTrust REIT, Inc. (REIT)	5,774	119,118
CatchMark Timber Trust, Inc. (REIT), Class A	3,016	34,593
CBL & Associates Properties, Inc. (REIT) (x)	9,595	10,075
Cedar Realty Trust, Inc. (REIT)	4,624	13,641
Chatham Lodging Trust (REIT)	2,825	51,810
CIM Commercial Trust Corp. (REIT)	77	1,116
City Office REIT, Inc. (REIT)	3,210	43,399
Clipper Realty, Inc. (REIT)	979	10,377
Community Healthcare Trust, Inc. (REIT)	1,086	46,546
CoreCivic, Inc. (REIT)	7,226	125,588
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	804	35,947
CorePoint Lodging, Inc. (REIT)	2,577	27,522
DiamondRock Hospitality Co. (REIT)	12,228	135,486
Easterly Government Properties, Inc. (REIT)	4,487	106,476
EastGroup Properties, Inc. (REIT)	2,289	303,682
Essential Properties Realty Trust, Inc. (REIT)	4,866	120,725
Farmland Partners, Inc. (REIT) (x)	1,753	11,885
First Industrial Realty Trust, Inc. (REIT)	7,558	313,733
Four Corners Property Trust, Inc. (REIT)	4,135	116,566
Franklin Street Properties Corp. (REIT)	6,310	54,014
Front Yard Residential Corp. (REIT)	2,905	35,848
GEO Group, Inc. (The) (REIT)	7,211	119,775
Getty Realty Corp. (REIT)	2,066	67,909
Gladstone Commercial Corp. (REIT)	1,850	40,441
Gladstone Land Corp. (REIT)	937	12,153
Global Medical REIT, Inc. (REIT)	1,767	23,377
Global Net Lease, Inc. (REIT)	5,430	110,120
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	3,847	123,796
Healthcare Realty Trust, Inc. (REIT)	7,975	266,126
Hersha Hospitality Trust (REIT)	2,032	29,566
Highwoods Properties, Inc. (REIT)	61,800	3,022,638
Independence Realty Trust, Inc. (REIT)	5,475	77,088
Industrial Logistics Properties Trust (REIT)	3,923	87,954
Innovative Industrial Properties, Inc. (REIT) (x)	657	49,847
Investors Real Estate Trust (REIT)	726	52,635
iStar, Inc. (REIT)	3,610	52,381
Jernigan Capital, Inc. (REIT)	1,197	22,911
Kite Realty Group Trust (REIT)	5,014	97,923
Lexington Realty Trust (REIT)	14,560	154,627
LTC Properties, Inc. (REIT)	2,393	107,135
Mack-Cali Realty Corp. (REIT)	5,263	121,733
Monmouth Real Estate Investment Corp. (REIT)	5,546	80,306

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
National Health Investors, Inc. (REIT)	2,525	$205,737
National Storage Affiliates Trust (REIT)	3,564	119,822
New Senior Investment Group, Inc. (REIT)	5,115	39,130
NexPoint Residential Trust, Inc. (REIT)	1,138	51,210
Office Properties Income Trust (REIT)	2,887	92,788
One Liberty Properties, Inc. (REIT)	909	24,716
Pebblebrook Hotel Trust (REIT)	7,860	210,727
Pennsylvania REIT (REIT) (x)	4,391	23,404
Physicians Realty Trust (REIT)	11,244	212,961
Piedmont Office Realty Trust, Inc. (REIT), Class A	7,558	168,090
PotlatchDeltic Corp. (REIT)	4,003	173,210
Preferred Apartment Communities, Inc. (REIT), Class A	2,662	35,458
PS Business Parks, Inc. (REIT)	1,200	197,844
QTS Realty Trust, Inc. (REIT), Class A	3,465	188,046
Retail Opportunity Investments Corp. (REIT)	6,760	119,382
Retail Properties of America, Inc. (REIT), Class A	210,695	2,823,313
Retail Value, Inc. (REIT)	924	34,003
Rexford Industrial Realty, Inc. (REIT)	6,656	303,979
RLJ Lodging Trust (REIT)	10,204	180,815
RPT Realty (REIT)	4,738	71,259
Ryman Hospitality Properties, Inc. (REIT)	2,773	240,308
Sabra Health Care REIT, Inc. (REIT)	11,480	244,983
Safehold, Inc. (REIT) (x)	647	26,074
Saul Centers, Inc. (REIT)	730	38,529
Senior Housing Properties Trust (REIT)	14,324	120,895
Seritage Growth Properties (REIT), Class A (x)	2,049	82,124
STAG Industrial, Inc. (REIT)	8,060	254,454
Summit Hotel Properties, Inc. (REIT)	6,310	77,865
Sunstone Hotel Investors, Inc. (REIT)	137,412	1,912,775
Tanger Factory Outlet Centers, Inc. (REIT) (x)	5,508	81,133
Terreno Realty Corp. (REIT)	3,921	212,283
UMH Properties, Inc. (REIT)	2,148	33,788
Uniti Group, Inc. (REIT) (x)	11,203	91,977
Universal Health Realty Income Trust (REIT)	775	90,954
Urban Edge Properties (REIT)	7,001	134,279
Urstadt Biddle Properties, Inc. (REIT), Class A	1,795	44,588
Washington Prime Group, Inc. (REIT) (x)	11,412	41,540
Washington REIT (REIT)	4,864	141,932
Whitestone REIT (REIT) (x)	2,346	31,952
Xenia Hotels & Resorts, Inc. (REIT) (x)	6,863	148,309

		18,980,784

Real Estate Management & Development (0.3%)
Altisource Portfolio Solutions SA (x)*	350	6,765
American Realty Investors, Inc.*	164	2,809
Consolidated-Tomoka Land Co.	287	17,312
Cushman & Wakefield plc*	6,781	138,604
eXp World Holdings, Inc.*	916	10,378
Forestar Group, Inc.*	684	14,261
FRP Holdings, Inc.*	401	19,974
Griffin Industrial Realty, Inc.	60	2,373
Kennedy-Wilson Holdings, Inc.	7,422	165,511
Marcus & Millichap, Inc.*	1,396	52,001
Maui Land & Pineapple Co., Inc.*	397	4,466
Newmark Group, Inc., Class A	8,676	116,736
Rafael Holdings, Inc., Class B*	605	10,793
RE/MAX Holdings, Inc., Class A	1,100	42,339
Realogy Holdings Corp. (x)	7,039	68,138
Redfin Corp.*	5,344	112,972
RMR Group, Inc. (The), Class A	915	41,761
St Joe Co. (The)*	2,070	41,048
Stratus Properties, Inc.*	391	12,113
Tejon Ranch Co.*	1,174	18,761
Transcontinental Realty Investors, Inc.*	124	4,945

		904,060

Total Real Estate		19,884,844

Utilities (1.9%)
Electric Utilities (0.5%)
ALLETE, Inc.	3,135	254,468
El Paso Electric Co.	2,462	167,145
Genie Energy Ltd., Class B	826	6,385
IDACORP, Inc.	4,870	520,116
MGE Energy, Inc.	2,118	166,941
Otter Tail Corp.	2,392	122,686
PNM Resources, Inc.	4,821	244,473
Portland General Electric Co.	5,413	301,991
Spark Energy, Inc., Class A	628	5,796

		1,790,001

Gas Utilities (0.5%)
Chesapeake Utilities Corp.	975	93,434
New Jersey Resources Corp.	5,369	239,296
Northwest Natural Holding Co.	1,838	135,516
ONE Gas, Inc.	3,156	295,307
RGC Resources, Inc.	432	12,347
South Jersey Industries, Inc.	5,602	184,754
Southwest Gas Holdings, Inc.	3,300	250,701
Spire, Inc.	4,569	380,643

		1,591,998

Independent Power and Renewable Electricity Producers (0.2%)
Atlantic Power Corp.*	6,072	14,148
Clearway Energy, Inc., Class A	2,022	38,661
Clearway Energy, Inc., Class C	4,541	90,593
Ormat Technologies, Inc.	2,403	179,071

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Pattern Energy Group, Inc., Class A	5,380	$143,942
Sunnova Energy International, Inc.*	806	8,995
TerraForm Power, Inc., Class A	4,787	73,672

		549,082

Multi-Utilities (0.5%)
Avista Corp.	3,967	190,773
Black Hills Corp.	13,110	1,029,659
NorthWestern Corp.	3,079	220,672
Unitil Corp.	905	55,947

		1,497,051

Water Utilities (0.2%)
American States Water Co.	2,226	192,861
AquaVenture Holdings Ltd.*	852	23,106
Artesian Resources Corp., Class A	515	19,163
Cadiz, Inc. (x)*	735	8,100
California Water Service Group	2,914	150,246
Consolidated Water Co. Ltd.	839	13,676
Global Water Resources, Inc.	677	8,902
Middlesex Water Co.	974	61,917
Pure Cycle Corp.*	984	12,388
SJW Group	1,594	113,270
York Water Co. (The)	742	34,214

		637,843

Total Utilities		6,065,975

Total Common Stocks (88.2%) (Cost $220,798,788)		282,145,444

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.1%)
Industrials (0.1%)
Machinery (0.1%)
Mueller Industries, Inc. 6.000%, 3/1/27 (x)	$246,000	250,920

Total Industrials		250,920

Total Long-Term Debt Securities (0.1%) (Cost $246,000)		250,920

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Oncternal Therapeutics, Inc., CVR (r)*	36	—

Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)*	1,503	203

Total Health Care		203

Materials (0.0%)
Chemicals (0.0%)
Schulman, Inc., CVR (r)*	1,566	614

Total Materials		614

Total Rights (0.0%) (Cost $—)		817

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (7.2%)
JPMorgan Prime Money Market Fund, IM Shares	23,235,410	23,242,380

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.7%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $2,941,274, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $2,999,818. (xx)	$2,940,996	2,940,996
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $600,057, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $612,000. (xx)	600,000	600,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $500,076, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $510,004. (xx)	500,000	500,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	1,000,000	1,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $300,029, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $326,667. (xx)	$300,000	$300,000

Total Repurchase Agreements		5,340,996

Total Short-Term Investments (8.9%) (Cost $28,582,020)		28,583,376

Total Investments in Securities (97.2%) (Cost $249,626,808)		310,980,557
Other Assets Less Liabilities (2.8%)		8,926,046

Net Assets (100%)		$319,906,603

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $9,918,601. This was collateralized by $4,965,835 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 2/15/49 and by cash of $5,340,996 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	—	Contingent Value Right
USD	—	United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	5,262	59,491	44,924	—	—	12,875	117,290	8,546	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	1,023	21,749	—	—	—	13,074	34,823	123	—

Total		81,240	44,924	—	—	25,949	152,113	8,669	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	384	3/2020	USD	32,075,520	451,852

					451,852

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$4,894,717	$—	$—	$4,894,717
Consumer Discretionary	33,771,310	11,412	—	33,782,722
Consumer Staples	6,371,738	439,625	—	6,811,363
Energy	6,508,497	2,302,613	—	8,811,110
Financials	64,890,271	—	—	64,890,271
Health Care	23,967,741	—	—	23,967,741
Industrials	59,464,153	10,197	—	59,474,350
Information Technology	33,451,407	—	—	33,451,407
Materials	20,110,944	—	—	20,110,944
Real Estate	19,884,844	—	—	19,884,844
Utilities	6,065,975	—	—	6,065,975
Corporate Bond
Industrials	—	250,920	—	250,920
Futures	451,852	—	—	451,852
Rights
Health Care	—	—	203	203
Materials	—	—	614	614
Short-Term Investments
Investment Company	23,242,380	—	—	23,242,380
Repurchase Agreements	—	5,340,996	—	5,340,996

Total Assets	$303,075,829	$8,355,763	$817	$311,432,409

Total Liabilities	$—	$—	$—	$—

Total	$303,075,829	$8,355,763	$817	$311,432,409

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$451,852	*

Total		$451,852

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$4,805,297	$4,805,297

Total	$4,805,297	$4,805,297

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$405,658	$405,658

Total	$405,658	$405,658

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $28,419,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 2%)*	$115,021,942
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$103,682,434

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$78,211,614
Aggregate gross unrealized depreciation	(16,950,363)

Net unrealized appreciation	$61,261,251

Federal income tax cost of investments in securities and derivative instruments, if applicable	$250,171,158

For the year ended December 31, 2019, the Portfolio incurred approximately $15,231 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $146,008)	$152,113
Unaffiliated Issuers (Cost $244,139,804)	305,487,448
Repurchase Agreements (Cost $5,340,996)	5,340,996
Cash	13,067,508
Foreign cash (Cost $28)	25
Cash held as collateral at broker for futures	1,158,600
Dividends, interest and other receivables	412,207
Receivable for securities sold	60,682
Due from broker for futures variation margin	42,356
Securities lending income receivable	16,100
Receivable for Portfolio shares sold	4,359
Other assets	1,194

Total assets	325,743,588

LIABILITIES
Payable for return of collateral on securities loaned	5,340,996
Investment management fees payable	161,843
Payable for Portfolio shares redeemed	88,347
Payable for securities purchased	77,762
Administrative fees payable	32,899
Distribution fees payable – Class IB	28,942
Distribution fees payable – Class IA	511
Trustees’ fees payable	175
Accrued expenses	105,510

Total liabilities	5,836,985

NET ASSETS	$319,906,603

Net assets were comprised of:
Paid in capital	$262,094,729
Total distributable earnings (loss)	57,811,874

Net assets	$319,906,603

Class IA
Net asset value, offering and redemption price per share, $2,438,991 / 156,565 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.58

Class IB
Net asset value, offering and redemption price per share, $138,507,663 / 8,879,892 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.60

Class K
Net asset value, offering and redemption price per share, $178,959,949 / 11,491,716 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.57

(x)	Includes value of securities on loan of $9,918,601.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($8,669 of dividend income received from affiliates) (net of $11,678 foreign withholding tax)	$5,210,172
Interest	291,011
Securities lending (net)	169,006

Total income	5,670,189

EXPENSES
Investment management fees	2,020,944
Administrative fees	355,598
Distribution fees – Class IB	328,792
Custodian fees	127,000
Professional fees	68,031
Printing and mailing expenses	37,385
Trustees’ fees	9,050
Distribution fees – Class IA	6,152
Miscellaneous	6,735

Gross expenses	2,959,687
Less: Waiver from investment manager	(169,560)

Net expenses	2,790,127

NET INVESTMENT INCOME (LOSS)	2,880,062

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	16,593,551
Futures contracts	4,805,297
Foreign currency transactions	(29,923)

Net realized gain (loss)	21,368,925

Change in unrealized appreciation (depreciation) on:
Investments in securities ($25,949 of change in unrealized appreciation (depreciation) from affiliates)	40,540,512
Futures contracts	405,658
Foreign currency translations	(265)

Net change in unrealized appreciation (depreciation)	40,945,905

NET REALIZED AND UNREALIZED GAIN (LOSS)	62,314,830

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$65,194,892

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,880,062	$1,913,161
Net realized gain (loss)	21,368,925	28,629,460
Net change in unrealized appreciation (depreciation)	40,945,905	(64,751,607)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	65,194,892	(34,208,986)

Distributions to shareholders:
Class IA	(153,074)	(357,989)
Class IB	(8,651,156)	(17,865,005)
Class K	(11,582,047)	(17,649,671)

Total distributions to shareholders	(20,386,277)	(35,872,665)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 10,162 and 7,016 shares, respectively ]	153,813	126,506
Capital shares issued in reinvestment of dividends and distributions [ 9,987 and 24,542 shares, respectively ]	153,074	357,989
Capital shares repurchased [ (39,942) and (57,119) shares, respectively ]	(598,594)	(1,005,320)

Total Class IA transactions	(291,707)	(520,825)

Class IB
Capital shares sold [ 547,800 and 574,014 shares, respectively ]	8,239,606	10,309,940
Capital shares issued in reinvestment of dividends and distributions [ 563,745 and 1,223,146 shares, respectively ]	8,651,156	17,865,005
Capital shares repurchased [ (1,227,550) and (1,907,938) shares, respectively ]	(18,575,222)	(33,826,627)

Total Class IB transactions	(1,684,460)	(5,651,682)

Class K
Capital shares sold [ 2,551,114 and 406,179 shares, respectively ]	36,920,099	6,359,345
Capital shares issued in reinvestment of dividends and distributions [ 755,962 and 1,213,980 shares, respectively ]	11,582,047	17,649,671
Capital shares repurchased [ (815,426) and (564,410) shares, respectively ]	(12,329,325)	(9,926,281)

Total Class K transactions	36,172,821	14,082,735

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	34,196,654	7,910,228

TOTAL INCREASE (DECREASE) IN NET ASSETS	79,005,269	(62,171,423)
NET ASSETS:
Beginning of year	240,901,334	303,072,757

End of year	$319,906,603	$240,901,334

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017		2016	2015
Net asset value, beginning of year	$13.25	$17.56	$17.32		$13.91	$14.92

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.09	0.07	##	0.02	0.03
Net realized and unrealized gain (loss)	3.23	(2.18)	1.92		3.45	(1.01)

Total from investment operations	3.36	(2.09)	1.99		3.47	(0.98)

Less distributions:
Dividends from net investment income	(0.14)	(0.10)	(0.09)		(0.06)	(0.03)
Distributions from net realized gains	(0.89)	(2.12)	(1.66)		—	—

Total dividends and distributions	(1.03)	(2.22)	(1.75)		(0.06)	(0.03)

Net asset value, end of year	$15.58	$13.25	$17.56		$17.32	$13.91

Total return	25.53%	(12.86)%	11.72%		24.92%	(6.54)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,439	$2,337	$3,545		$3,712	$3,249
Ratio of expenses to average net assets:
After waivers (f)	1.10%	1.10%	1.10%		1.13%	1.13%
Before waivers (f)	1.16%	1.15%	1.14%		1.15%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.86%	0.53%	0.42	%(aa)	0.15%	0.19%
Before waivers (f)	0.80%	0.48%	0.38	%(aa)	0.13%	0.19%
Portfolio turnover rate^	41%	36%	26%		23%	31%

	Year Ended December 31,
Class IB	2019	2018	2017		2016	2015
Net asset value, beginning of year	$13.27	$17.58	$17.33		$13.93	$14.94

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.09	0.07	##	0.02	0.03
Net realized and unrealized gain (loss)	3.23	(2.18)	1.93		3.44	(1.01)

Total from investment operations	3.36	(2.09)	2.00		3.46	(0.98)

Less distributions:
Dividends from net investment income	(0.14)	(0.10)	(0.09)		(0.06)	(0.03)
Distributions from net realized gains	(0.89)	(2.12)	(1.66)		—	—

Total dividends and distributions	(1.03)	(2.22)	(1.75)		(0.06)	(0.03)

Net asset value, end of year	$15.60	$13.27	$17.58		$17.33	$13.93

Total return	25.49%	(12.83)%	11.77%		24.82%	(6.53)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$138,508	$119,355	$160,058		$166,454	$138,752
Ratio of expenses to average net assets:
After waivers (f)	1.10%	1.10%	1.10%		1.13%	1.13%
Before waivers (f)	1.16%	1.15%	1.14%		1.15%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.86%	0.53%	0.42	%(aa)	0.16%	0.19%
Before waivers (f)	0.80%	0.48%	0.38	%(aa)	0.13%	0.19%
Portfolio turnover rate^	41%	36%	26%		23%	31%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017		2016	2015
Net asset value, beginning of year	$13.25	$17.56	$17.31		$13.91	$14.92

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.14	0.12	##	0.06	0.06
Net realized and unrealized gain (loss)	3.22	(2.18)	1.92		3.44	(1.00)

Total from investment operations	3.39	(2.04)	2.04		3.50	(0.94)

Less distributions:
Dividends from net investment income	(0.18)	(0.15)	(0.13)		(0.10)	(0.07)
Distributions from net realized gains	(0.89)	(2.12)	(1.66)		—	—

Total dividends and distributions	(1.07)	(2.27)	(1.79)		(0.10)	(0.07)

Net asset value, end of year	$15.57	$13.25	$17.56		$17.31	$13.91

Total return	25.74%	(12.61)%	12.05%		25.17%	(6.30)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$178,960	$119,209	$139,469		$138,729	$127,379
Ratio of expenses to average net assets:
After waivers (f)	0.85%	0.85%	0.85%		0.88%	0.88%
Before waivers (f)	0.91%	0.91%	0.89%		0.90%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.12%	0.79%	0.67	%(aa)	0.40%	0.43%
Before waivers (f)	1.06%	0.74%	0.62	%(aa)	0.38%	0.43%
Portfolio turnover rate^	41%	36%	26%		23%	31%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.05, $0.05 and $0.09 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.14% lower.

See Notes to Financial Statements.

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	8.75%	6.15%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	9.47

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

•

The Portfolio’s Class IB shares returned 8.75% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.72% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio’s allocation across corporate credit, including high-yield (HY) and investment-grade (IG) corporate credit, senior secured floating-rate loans and collateralized loan obligations (CLOs) were significant contributors to absolute performance.

•	Exposure in sovereign emerging market, sovereign developed market and non-dollar developed market bonds also benefited returns.

•	Allocation to non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities, as well as U.S. yield curve positioning, boosted performance.

What hurt performance during the year:

•	Allocations to fixed-rate agency mortgage-backed securities, non-U.S. Dollar duration positioning and foreign currency exposure detracted overall from returns.

•

Currency performance gains mainly from long positions in the Indonesian rupiah and Mexican peso and short euro positions were offset by negative returns mainly from long Japanese yen and Uruguayan peso and short Canadian dollar exposures.

How did derivatives contribute/detract from performance during the year?

The Portfolio utilized currency forwards and bond futures for hedging purposes and to take active exposures. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies and bonds.

Portfolio Positioning and Outlook — Franklin Advisers, Inc.

At period end, our largest allocation was in corporate credit (inclusive of HY and IG corporate credit, senior secured floating-rate bank loans and CLOs), with a majority of credit exposure in below investment-grade corporate securities. We pared our exposure over the period in HY, senior secured floating-rate bank loans and IG, while increasing our exposure to CLOs. We added to sovereign emerging market, RMBS, taxable municipal bonds and Treasury inflation-protected securities (TIPS) exposures during the performance period.

Our foreign-currency exposure was held through a basket of shorts with major positions in the euro, Australian dollar, Canadian dollar, Chinese renminbi, New Zealand dollar and South Korean won, versus a basket of longs with major positions in the Japanese Yen, Norwegian krone, Indonesian rupiah, South African Rand, Uruguayan, Colombian and Mexican peso, Brazilian real and other emerging-market currencies.

We anticipate U.S. economic growth to pick up in the first half of 2020 driven by consumers, the housing sector and government spending, with consumers continuing to have an outsized effect on overall economic growth. The Federal Reserve’s (Fed) dovish policy stance and a still-strong U.S. dollar will likely provide a supportive environment for consumer spending, in our view. Despite the unprecedented duration of the current economic expansion, we do not anticipate imbalances in the household sector that are likely to trigger economic overheating or rate hikes by the Fed. While forward looking survey data suggest that the weakness in U.S. manufacturing has yet to fully

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO (Unaudited)

bottom out, the services sector, which accounts for the bulk of U.S. economic activity, has held up well and we believe it will remain in growth mode well into 2020. Even though trade related uncertainties may have abated for the time being, we believe China’s compliance with the recent agreement will set the tone for trade relations in the 2020 U.S. election year.

Portfolio Characteristics As of December 31, 2019
Weighted Average Life (Years)	5.93
Weighted Average Coupon (%)	4.30
Weighted Average Effective Duration (Years)*	3.78
Weighted Average Rating**	BBB+

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2019	% of Net Assets
Asset-Backed Securities	13.7%
Collateralized Mortgage Obligations	12.1
Foreign Government Securities	10.1
Mortgage-Backed Securities	8.0
U.S. Treasury Obligations	7.8
Financials	5.9
Industrials	5.7
Communication Services	5.2
Consumer Discretionary	4.5
Materials	4.5
Health Care	4.5
Municipal Bonds	4.3
Utilities	2.6
Energy	2.3
Exchange Traded Fund	2.3
Commercial Mortgage-Backed Securities	1.4
Repurchase Agreements	1.4
Information Technology	1.1
Consumer Staples	0.9
U.S. Government Agency Security	0.6
Investment Company	0.5
Real Estate	0.4
Supranational	0.4
Cash and Other	(0.2)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,019.70	$4.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.60	4.65

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.91%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (13.7%)
American Express Credit Account Master Trust,
Series 2017-2 A 2.190%, 9/16/24 (l)		$180,000	$180,864
AMMC CLO 15 Ltd.,
Series 2014-15A ARR 3.261%, 1/15/32 (l)§		300,000	298,564
Series 2014-15A BRR 3.801%, 1/15/32 (l)§		250,000	248,876
Antares CLO Ltd.,
Series 2018-1A B 3.616%, 4/20/31 (l)§		345,000	333,148
ARES CLO,
Series 2018-50A B 3.701%, 1/15/32 (l)§		400,000	398,945
ARES LII CLO Ltd.,
Series 2019-52A A2 3.603%, 4/22/31 (l)§		250,000	250,126
Atrium XV,
Series 15A A1 3.104%, 1/23/31 (l)§		300,000	300,348
Series 15A B 3.684%, 1/23/31 (l)§		300,000	298,611
Series 15A D 4.934%, 1/23/31 (l)§		250,000	243,780
Betony CLO 2 Ltd.,
Series 2018-1A A1 3.016%, 4/30/31 (l)§		500,000	495,709
BlueMountain EUR CLO,
Series 5A A 0.910%, 1/15/33 (l)§	EUR	500,000	557,094
Series 5A B 1.550%, 1/15/33 (l)§		250,000	275,512
BlueMountain Fuji US CLO II Ltd.,
Series 2017-2A A1A 3.166%, 10/20/30 (l)§		$345,000	345,024
Burnham Park CLO Ltd.,
Series 2016-1A BR 3.466%, 10/20/29 (l)§		250,000	250,491
Series 2016-1A CR 4.116%, 10/20/29 (l)§		250,000	243,927
Series 2016-1A DR 4.816%, 10/20/29 (l)§		300,000	288,318
Buttermilk Park CLO Ltd.,
Series 2018-1A C 4.101%, 10/15/31 (l)§		334,000	325,378
Capital One Multi-Asset Execution Trust,
Series 2016-A2 A2 2.370%, 2/15/24 (l)		765,000	769,810
Series 2016-A7 A7 2.250%, 9/16/24 (l)		90,000	90,506
Carlyle Global Market Strategies CLO Ltd.,
Series 2015-2A A1R 2.716%, 4/27/27 (l)§		570,640	569,270
Carlyle GMS Finance MM CLO LLC,
Series 2015-1A A2R 4.201%, 10/15/31 (l)§		287,000	280,100

Carlyle US CLO Ltd.,
Series 2017-2A A2A 3.666%, 7/20/31 (l)§		300,000	297,389
Catamaran CLO Ltd.,
Series 2014-2A BR 4.953%, 10/18/26 (l)§		297,000	296,998
Citibank Credit Card Issuance Trust,
Series 2016-A3 A3 2.200%, 12/7/23 (l)		100,000	100,593
Series 2017-A7 A7 2.080%, 8/8/24 (l)		635,000	636,472
CWABS Asset-Backed Certificates Trust,
Series 2005-11 AF4 5.210%, 3/25/34 (l)		127,191	127,496
Discover Card Execution Note Trust,
Series 2017-A7 A7 2.100%, 4/15/25 (l)		110,000	109,937
Dryden 42 Senior Loan Fund,
Series 2016-42A CR 4.051%, 7/15/30 (l)§		500,000	485,177
Series 2016-42A DR 4.931%, 7/15/30 (l)§		306,000	290,733
Galaxy XVIII CLO Ltd.,
Series 2018-28A A2 3.071%, 7/15/31 (l)§		250,000	250,033
Galaxy XXVI CLO Ltd.,
Series 2018-26A A 3.099%, 11/22/31 (l)§		250,000	249,013
Harbor Park CLO Ltd.,
Series 2018-1A A2 3.366%, 1/20/31 (l)§		250,000	249,229
Series 2018-1A B1 3.666%, 1/20/31 (l)§		250,000	249,505
Series 2018-1A D 4.866%, 1/20/31 (l)§		250,000	245,690
LCM XVI LP,
Series 16A A2R 3.181%, 10/15/31 (l)§		288,889	288,932
Series 16A BR2 3.751%, 10/15/31 (l)§		263,490	260,982
Madison Park Euro Funding VIII DAC,
Series 8A ARN 0.950%, 4/15/32 (l)§	EUR	700,000	780,872
Series 8A BRN 1.700%, 4/15/32 (l)§		250,000	278,192
Madison Park Euro Funding XIV DAC,
Series 14A A1N 1.120%, 7/15/32 (l)§		250,000	280,704
Madison Park Funding XXVI Ltd.,
Series 2017-26A AR 3.128%, 7/29/30 (l)§		$500,000	500,021
Mill City Mortgage Loan Trust,
Series 2018-4 A1B 3.500%, 4/25/66 (l)§		360,000	365,994

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)

NZCG Funding Ltd.,
Series 2015-1A A2R 3.467%, 2/26/31 (l)§	$518,000	$507,934
Octagon Investment Partners 24 Ltd.,
Series 2015-1A BS 3.866%, 4/21/31 (l)§	292,500	292,692
Octagon Investment Partners 28 Ltd.,
Series 2016-1A A2R 3.386%, 10/24/30 (l)§	300,000	299,812
Series 2016-1A BR 3.736%, 10/24/30 (l)§	250,000	249,515
Octagon Loan Funding Ltd.,
Series 2014-1A ARR 3.084%, 11/18/31 (l)§	300,000	298,058
Series 2014-1A DRR 4.804%, 11/18/31 (l)§	200,000	193,526
Voya CLO Ltd.,
Series 2013-2A A2AR 3.340%, 4/25/31 (l)§	300,000	294,174
Series 2016-3A A1R 3.193%, 10/18/31 (l)§	250,000	249,404
Series 2017-2A B 4.351%, 6/7/30 (l)§	345,000	336,213

Total Asset-Backed Securities		16,109,691

Collateralized Mortgage Obligations (12.1%)
BRAVO Residential Funding Trust,
Series 2019-1 A1C 3.500%, 3/25/58§	237,430	240,254
Series 2019-2 A3 3.500%, 10/25/44§	277,572	281,831
CIM Trust,
Series 2019-INV1 A1 4.000%, 2/25/49 (l)§	293,786	298,168
Series 2019-INV2 A3 4.000%, 5/25/49 (l)§	457,665	467,478
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2013-DN2 M2 6.042%, 11/25/23 (l)	393,366	423,954
Series 2014-DN2 M3 5.392%, 4/25/24 (l)	300,000	318,789
Series 2014-DN4 M3 6.342%, 10/25/24 (l)	205,385	220,249
Series 2015-DNA3 M3 6.492%, 4/25/28 (l)	431,000	477,460
Series 2015-HQA1 M3 6.492%, 3/25/28 (l)	435,000	462,842
Series 2016-DNA1 M3 7.342%, 7/25/28 (l)	360,000	397,019
Series 2016-DNA2 M3 6.442%, 10/25/28 (l)	370,429	398,908
Series 2017-DNA1 M2 5.042%, 7/25/29 (l)	290,000	304,785
Series 2017-DNA2 M2 5.242%, 10/25/29 (l)	290,000	308,893
Series 2017-DNA3 M2 4.292%, 3/25/30 (l)	870,000	890,359

Series 2017-HQA1 M2 5.342%, 8/25/29 (l)	250,000	262,538
FNMA,
Series 2013-C01 M2 7.042%, 10/25/23 (l)	497,654	549,284
Series 2014-C01 M2 6.192%, 1/25/24 (l)	586,404	637,290
Series 2014-C02 1M2 4.392%, 5/25/24 (l)	308,315	321,053
Series 2014-C02 2M2 4.392%, 5/25/24 (l)	613,556	635,881
Series 2014-C03 1M2 4.792%, 7/25/24 (l)	492,502	518,059
Series 2014-C03 2M2 4.692%, 7/25/24 (l)	381,373	397,471
Series 2015-C01 1M2 6.092%, 2/25/25 (l)	129,778	138,162
Series 2015-C01 2M2 6.342%, 2/25/25 (l)	161,033	167,304
Series 2015-C02 1M2 5.792%, 5/25/25 (l)	437,910	464,577
Series 2015-C02 2M2 5.792%, 5/25/25 (l)	194,100	201,052
Series 2015-C03 1M2 6.792%, 7/25/25 (l)	637,105	693,495
Series 2015-C03 2M2 6.792%, 7/25/25 (l)	286,011	303,744
Series 2016-C02 1M2 7.792%, 9/25/28 (l)	294,286	323,816
Series 2016-C05 2M2 6.242%, 1/25/29 (l)	466,671	492,888
Series 2016-C06 1M2 6.042%, 4/25/29 (l)	220,000	236,275
Series 2016-C07 2M2 6.142%, 5/25/29 (l)	469,692	495,135
Series 2017-C01 1M2 5.342%, 7/25/29 (l)	442,000	467,761
Series 2017-C03 1M2 4.792%, 10/25/29 (l)	680,000	710,327
Series 2017-C05 1M2 3.992%, 1/25/30 (l)	400,000	406,887
Provident Funding Mortgage Trust,
Series 2019-1 A2 3.000%, 12/25/49 (l)§	249,215	250,695

Total Collateralized Mortgage Obligations		14,164,683

Commercial Mortgage-Backed Securities (1.4%)
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7 A3 3.441%, 9/15/48	201,000	211,092
Series 2015-UBS7 A4 3.705%, 9/15/48	224,000	238,449
Series 2015-UBS7 B 4.361%, 9/15/48 (l)	145,000	157,635
CGRBS Commercial Mortgage Trust,
Series 2013-VN05 C 3.584%, 3/13/35 (l)§	166,000	173,190

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)

Commercial Mortgage Trust,
Series 2006-GG7 AJ 5.619%, 7/10/38 (l)	$110,000	$104,909
CSAIL Commercial Mortgage Trust,
Series 2015-C1 A4 3.505%, 4/15/50	175,000	183,657
Eleven Madison Mortgage Trust,
Series 2015-11MD A 3.555%, 9/10/35 (l)§	259,000	273,699
GS Mortgage Securities Trust,
Series 2016-GS3 B 3.395%, 10/10/49 (l)	172,000	177,521
Series 2017-GS6 B 3.869%, 5/10/50	166,000	175,736

Total Commercial Mortgage-Backed Securities		1,695,888

Corporate Bonds (29.3%)
Communication Services (3.6%)
Diversified Telecommunication Services (0.8%)
Bell Canada, Inc. 4.464%, 4/1/48	50,000	57,559
CCO Holdings LLC 5.250%, 9/30/22	211,000	213,374
5.375%, 5/1/25§	172,000	178,020
Verizon Communications, Inc. 5.150%, 9/15/23	383,000	425,157

		874,110

Entertainment (0.4%)
Idearc Media LLC 9.000%, 9/15/22 (r)	76,000	—
Live Nation Entertainment, Inc. 4.750%, 10/15/27§	100,000	103,375
Netflix, Inc. 5.875%, 2/15/25	300,000	334,875

		438,250

Media (1.8%)
Clear Channel Worldwide Holdings, Inc. 9.250%, 2/15/24§	85,000	93,927
5.125%, 8/15/27§	200,000	208,000
CSC Holdings LLC 5.500%, 5/15/26§	422,000	446,261
Diamond Sports Group LLC 5.375%, 8/15/26§	200,000	202,060
DISH DBS Corp. 6.750%, 6/1/21	95,000	99,745
5.875%, 7/15/22	57,000	60,409
5.875%, 11/15/24	230,000	234,744
iHeartCommunications, Inc. 9.000%, 3/1/21 (h)(r)	115,000	—
6.375%, 5/1/26 (x)	11,382	12,317
8.375%, 5/1/27	20,630	22,713
Nexstar Broadcasting, Inc. 5.625%, 8/1/24§	383,000	399,277
Univision Communications, Inc. 5.125%, 2/15/25§	379,000	374,736

		2,154,189

Wireless Telecommunication Services (0.6%)
Sprint Communications, Inc. 7.000%, 3/1/20§	153,000	153,413
6.000%, 11/15/22	95,000	99,631
Sprint Corp. 7.875%, 9/15/23	95,000	104,737
Sprint eWireless, Inc. 7.000%, 3/1/20 (h)(r)	153,000	—
T-Mobile USA, Inc. 6.500%, 1/15/24	95,000	97,657
6.375%, 3/1/25	249,000	257,093

		712,531

Total Communication Services		4,179,080

Consumer Discretionary (2.1%)
Hotels, Restaurants & Leisure (1.2%)
1011778 BC ULC 4.250%, 5/15/24§	172,000	176,730
5.000%, 10/15/25§	230,000	237,889
Golden Nugget, Inc. 6.750%, 10/15/24§	268,000	277,401
KFC Holding Co. 5.000%, 6/1/24§	172,000	178,450
5.250%, 6/1/26§	249,000	263,318
Wynn Las Vegas LLC 5.500%, 3/1/25§	330,000	353,915

		1,487,703

Household Durables (0.4%)
KB Home 7.000%, 12/15/21	230,000	246,675
Toll Brothers Finance Corp. 5.625%, 1/15/24	211,000	231,309

		477,984

Multiline Retail (0.0%)
K2016470219 South Africa Ltd. 3.000%, 12/31/22 PIK§	224,589	542

Specialty Retail (0.1%)
Party City Holdings, Inc. 6.625%, 8/1/26 (x)§	115,000	81,300

Textiles, Apparel & Luxury Goods (0.4%)
Hanesbrands, Inc. 4.875%, 5/15/26§	418,000	440,952

Total Consumer Discretionary		2,488,481

Consumer Staples (0.6%)
Food & Staples Retailing (0.6%)
Cencosud SA 4.375%, 7/17/27§	200,000	196,250
Kroger Co. (The) 4.450%, 2/1/47	50,000	52,878
Walgreens Boots Alliance, Inc. 3.800%, 11/18/24	413,000	429,869

		678,997

Tobacco (0.0%)
BAT Capital Corp. 4.540%, 8/15/47	50,000	49,951

Total Consumer Staples		728,948

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)

Energy (2.0%)
Energy Equipment & Services (0.1%)
Weatherford International Ltd. 11.000%, 12/1/24 (x)§		$97,000	$104,881

Oil, Gas & Consumable Fuels (1.9%)
Aker BP ASA 4.750%, 6/15/24§		200,000	207,500
California Resources Corp. 8.000%, 12/15/22§		137,000	61,005
Cheniere Energy Partners LP 5.250%, 10/1/25		230,000	239,200
CNX Resources Corp. 5.875%, 4/15/22		313,000	313,219
Ecopetrol SA 4.125%, 1/16/25		200,000	210,375
Energy Transfer Operating LP 7.500%, 10/15/20		364,000	376,638
5.200%, 2/1/22		191,000	200,380
EnQuest plc 7.000%, 4/15/22 PIK (m)		142,000	124,605
Enterprise Products Operating LLC 4.800%, 2/1/49		50,000	58,890
Martin Midstream Partners LP 7.250%, 2/15/21 (x)		383,000	346,757
Sanchez Energy Corp. 6.125%, 1/15/23 (h)		57,000	2,422
Sunoco LP 4.875%, 1/15/23		115,000	117,446

			2,258,437

Total Energy			2,363,318

Financials (5.8%)
Banks (3.1%)
Akbank T.A.S. 5.125%, 3/31/25 (x)§		400,000	392,375
Bank of America Corp. 3.500%, 4/19/26		420,000	445,024
3.248%, 10/21/27		153,000	159,196
Banque Centrale de Tunisie International Bond 5.625%, 2/17/24 (m)	EUR	600,000	670,075
BDO Unibank, Inc. 2.950%, 3/6/23 (m)		$200,000	201,562
Citigroup, Inc. 3.300%, 4/27/25		57,000	59,739
3.400%, 5/1/26		194,000	203,755
Industrial & Commercial Bank of China Ltd. 3.538%, 11/8/27		250,000	259,297
JPMorgan Chase & Co. 3.375%, 5/1/23		191,000	198,692
3.875%, 9/10/24		191,000	203,529
3.200%, 6/15/26		287,000	299,891

Wells Fargo & Co. 3.000%, 4/22/26		479,000	491,963

			3,585,098

Capital Markets (1.6%)
Goldman Sachs Group, Inc. (The) 3.500%, 1/23/25		375,000	392,976
3.750%, 2/25/26		287,000	306,098
Israel Electric Corp. Ltd. 4.250%, 8/14/28 (m)		300,000	327,000
Morgan Stanley 3.875%, 1/27/26		605,000	650,626
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)		191,000	202,519

			1,879,219

Consumer Finance (0.4%)
Capital One Financial Corp. 3.200%, 2/5/25		183,000	189,464
Park Aerospace Holdings Ltd. 5.250%, 8/15/22§		191,000	203,528
Springleaf Finance Corp. 6.625%, 1/15/28		100,000	112,750

			505,742

Diversified Financial Services (0.7%)
Gazprom PJSC 3.850%, 2/6/20§		287,000	285,924
MPH Acquisition Holdings LLC 7.125%, 6/1/24§		322,000	313,145
Woodside Finance Ltd. 3.700%, 9/15/26§		95,000	98,885
3.700%, 3/15/28§		153,000	158,178

			856,132

Total Financials			6,826,191

Health Care (3.4%)
Biotechnology (0.2%)
AbbVie, Inc. 2.950%, 11/21/26§		200,000	203,455

Health Care Equipment & Supplies (0.1%)
Stryker Corp. 3.500%, 3/15/26		95,000	100,449

Health Care Providers & Services (2.0%)
Anthem, Inc. 3.700%, 9/15/49		50,000	48,798
Centene Corp. 4.750%, 5/15/22		250,000	255,000
5.375%, 6/1/26§		76,000	80,404
4.250%, 12/15/27§		200,000	205,230
Cigna Corp. 4.900%, 12/15/48		50,000	59,499
Community Health Systems, Inc. 6.875%, 2/1/22		66,000	53,460
6.250%, 3/31/23		95,000	96,544
CVS Health Corp. 4.300%, 3/25/28		100,000	109,280

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)

DaVita, Inc. 5.000%, 5/1/25	$172,000	$176,446
Eagle Holding Co. II LLC 7.625%, 5/15/22 PIK§	134,000	136,109
HCA, Inc. 5.375%, 9/1/26	287,000	319,480
Kaiser Foundation Hospitals
Series 2019 3.266%, 11/1/49	290,000	289,442
MEDNAX, Inc. 6.250%, 1/15/27§	100,000	102,564
Orlando Health Obligated Group 3.777%, 10/1/28	75,000	81,379
RWJ Barnabas Health, Inc. 3.477%, 7/1/49	75,000	74,739
Tenet Healthcare Corp. 8.125%, 4/1/22	191,000	210,530

		2,298,904

Pharmaceuticals (1.1%)
Allergan Funding SCS 3.800%, 3/15/25	422,000	443,847
Bausch Health Americas, Inc. 8.500%, 1/31/27§	191,000	217,263
Bausch Health Cos., Inc. 6.125%, 4/15/25§	157,000	162,087
Bayer US Finance II LLC 4.375%, 12/15/28§	211,000	230,520
Endo Dac 6.000%, 2/1/25 (e)(x)§	430,000	290,250

		1,343,967

Total Health Care		3,946,775

Industrials (4.0%)
Air Freight & Logistics (0.0%)
FedEx Corp. 4.050%, 2/15/48	50,000	48,081

Commercial Services & Supplies (0.2%)
Intrado Corp. 8.500%, 10/15/25§	379,000	303,200

Electrical Equipment (0.3%)
Vertiv Group Corp. 9.250%, 10/15/24§	306,000	328,950

Industrial Conglomerates (0.3%)
General Electric Co. 3.375%, 3/11/24 (x)	300,000	309,910

Machinery (0.5%)
CNH Industrial NV 3.850%, 11/15/27	134,000	138,324
Tennant Co. 5.625%, 5/1/25	391,000	407,129

		545,453

Professional Services (0.4%)
IHS Markit Ltd. 4.000%, 3/1/26§	230,000	242,526
Jaguar Holding Co. II 6.375%, 8/1/23§	230,000	237,115

		479,641

Road & Rail (1.3%)
DAE Funding LLC 4.500%, 8/1/22§	76,000	77,256
5.000%, 8/1/24§	306,000	321,031
Kazakhstan Temir Zholy Finance BV 6.950%, 7/10/42§	500,000	670,000
Russian Railways 5.700%, 4/5/22 (m)	400,000	429,375

		1,497,662

Trading Companies & Distributors (1.0%)
Aircastle Ltd. 4.125%, 5/1/24	383,000	400,511
Beacon Roofing Supply, Inc. 4.875%, 11/1/25§	306,000	307,530
Herc Holdings, Inc. 5.500%, 7/15/27§	100,000	105,422
United Rentals North America, Inc. 5.875%, 9/15/26	206,000	220,729
6.500%, 12/15/26	100,000	109,844

		1,144,036

Total Industrials		4,656,933

Information Technology (0.3%)
Communications Equipment (0.2%)
CommScope Technologies LLC 5.000%, 3/15/27§	326,000	302,707

Software (0.1%)
Blackboard, Inc. 10.375%, 11/15/24§	100,000	100,000

Total Information Technology		402,707

Materials (4.5%)
Chemicals (1.0%)
Alpek SAB de CV 4.250%, 9/18/29§	200,000	204,000
Braskem Netherlands Finance BV 4.500%, 1/31/30§	300,000	299,250
CNAC HK Finbridge Co. Ltd. 4.875%, 3/14/25 (m)	200,000	217,437
LYB International Finance BV 4.000%, 7/15/23	402,000	423,802

		1,144,489

Construction Materials (0.3%)
Cemex SAB de CV 5.700%, 1/11/25§	287,000	295,341

Containers & Packaging (1.4%)
Crown Americas LLC 4.750%, 2/1/26	134,000	141,131
Mauser Packaging Solutions Holding Co. 7.250%, 4/15/25§	372,000	366,863
Owens-Brockway Glass Container, Inc. 5.000%, 1/15/22§	268,000	277,795

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)

5.875%, 8/15/23§		$134,000	$143,407
Reynolds Group Issuer, Inc. 5.750%, 10/15/20		100,927	101,053
5.125%, 7/15/23§		134,000	137,424
7.000%, 7/15/24§		95,000	98,206
Sealed Air Corp. 4.875%, 12/1/22§		115,000	121,756
5.125%, 12/1/24§		191,000	205,803
5.500%, 9/15/25§		76,000	83,600

			1,677,038

Metals & Mining (1.8%)
First Quantum Minerals Ltd. 7.250%, 4/1/23§		306,000	316,863
FMG Resources August 2006 Pty. Ltd. 5.125%, 3/15/23§		76,000	80,275
5.125%, 5/15/24§		253,000	268,812
Freeport-McMoRan, Inc. 4.550%, 11/14/24		383,000	404,544
Glencore Funding LLC 4.125%, 5/30/23§		115,000	120,067
New Gold, Inc. 6.375%, 5/15/25§		334,000	308,469
Novelis Corp. 5.875%, 9/30/26§		341,000	362,739
SunCoke Energy Partners LP 7.500%, 6/15/25§		300,000	288,501

			2,150,270

Total Materials			5,267,138

Real Estate (0.4%)
Equity Real Estate Investment Trusts (REITs) (0.2%)
MPT Operating Partnership LP (REIT) 5.250%, 8/1/26		53,000	55,793
5.000%, 10/15/27		211,000	224,198

			279,991

Real Estate Management & Development (0.2%)
China Overseas Finance Cayman VI Ltd. 5.950%, 5/8/24 (m)		200,000	224,375

Total Real Estate			504,366

Utilities (2.6%)
Electric Utilities (1.6%)
Electricite de France SA
(USD Swap Semi 10 Year + 3.71%), 5.250%, 1/29/23 (k)(y)§		575,000	602,313
Southern Co. (The) 3.250%, 7/1/26		390,000	404,372
State Grid Overseas Investment 2016 Ltd. 3.500%, 5/4/27§		449,000	469,766
Three Gorges Finance I Cayman Islands Ltd. 3.150%, 6/2/26§		249,000	254,447

TNB Global Ventures Capital Bhd. 3.244%, 10/19/26 (m)		200,000	200,438

			1,931,336

Independent Power and Renewable Electricity Producers (1.0%)
Calpine Corp. 5.750%, 1/15/25		230,000	235,750
5.125%, 3/15/28§		100,000	102,070
Clearway Energy Operating LLC 5.750%, 10/15/25		268,000	282,070
Colbun SA 3.950%, 10/11/27§		200,000	208,625
Talen Energy Supply LLC 7.250%, 5/15/27§		300,000	315,285

			1,143,800

Total Utilities			3,075,136

Total Corporate Bonds			34,439,073

Foreign Government Securities (10.1%)
Dominican Republic 8.900%, 2/15/23§	DOP	15,100,000	282,895
Export-Import Bank of India 3.875%, 2/1/28§		$345,000	360,741
Federative Republic of Brazil 4.625%, 1/13/28		400,000	430,500
Gabonese Republic 6.375%, 12/12/24 (x)§		700,000	731,719
Kingdom of Spain 1.450%, 4/30/29 (m)	EUR	400,000	490,654
2.700%, 10/31/48 (m)		850,000	1,269,054
Republic of Angola 8.250%, 5/9/28§		$600,000	646,875
Republic of Argentina 6.875%, 1/26/27		500,000	249,219
Republic of Belarus 7.625%, 6/29/27§		200,000	227,000
6.200%, 2/28/30§		300,000	318,937
Republic of Colombia 9.850%, 6/28/27 (x)	COP	1,255,000,000	476,155
4.500%, 3/15/29		$200,000	221,813
5.000%, 6/15/45		500,000	580,937
Republic of Indonesia 4.350%, 1/8/27§		500,000	546,250
Republic of Kazakhstan 4.875%, 10/14/44§		500,000	617,344
Republic of Panama 3.750%, 4/17/26§		200,000	210,550
Republic of Peru 6.550%, 3/14/37		300,000	438,469
Republic of South Africa 7.000%, 2/28/31	ZAR	8,700,000	525,277
Republic of Uruguay 4.375%, 1/23/31		$200,000	223,812
3.700%, 6/26/37 TIPS	UYU	19,440,153	503,808

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)

Russian Federal Bond 4.875%, 9/16/23§		$600,000	$654,750
Ukraine Government Bond 7.375%, 9/25/32§		500,000	533,281
0.000%, 5/31/40 (e)§		174,000	165,463
United Mexican States 6.500%, 6/10/21	MXN	6,900,000	363,309
4.150%, 3/28/27		$700,000	749,656

Total Foreign Government Securities			11,818,468

Loan Participations (8.1%)
Communication Services (1.6%)
Diversified Telecommunication Services (0.3%)
Securus Technologies Holdings, Inc., Term Loan
(ICE LIBOR USD 3 Month + 4.50%), 6.299%, 11/1/24 (k)		469,500	345,083

Media (1.3%)
CSC Holdings LLC
(ICE LIBOR USD 1 Month + 2.25%), 3.990%, 7/17/25 (k)		371,193	371,100
Diamond Sports Group LLC, Term Loan
(ICE LIBOR USD 1 Month + 3.25%), 5.030%, 8/24/26 (k)		85,120	84,837
Gray Television, Inc., Term Loan
(ICE LIBOR USD 1 Month + 2.50%), 4.197%, 1/2/26 (k)		297,375	298,564
iHeartCommunications, Inc., 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 4.00%), 5.691%, 5/1/26 (k)		32,142	32,412
Mission Broadcasting, Inc., Term Loan
(ICE LIBOR USD 3 Month + 2.25%), 3.941%, 1/17/24 (k)		51,198	51,315
Nexstar Broadcasting, Inc., 1st Lien Term Loan B2
(ICE LIBOR USD 3 Month + 2.25%), 4.055%, 1/17/24 (k)		257,658	258,249
Sinclair Television Group, Inc., Term Loan B
(ICE LIBOR USD 1 Month + 2.25%), 4.050%, 1/3/24 (k)		394,911	394,582

			1,491,059

Total Communication Services			1,836,142

Consumer Discretionary (2.4%)
Auto Components (0.5%)
Adient US LLC, Term Loan B
(ICE LIBOR USD 3 Month + 4.25%), 6.144%, 4/25/24 (k)		218,900	219,903
TI Group Automotive Systems LLC, Term Loan
(ICE LIBOR USD 1 Month + 2.50%), 4.299%, 6/30/22 (k)		351,202	351,641

			571,544

Automobiles (0.2%)
Thor Industries, Inc., Term Loan
(ICE LIBOR USD 1 Month + 3.75%), 5.500%, 2/1/26 (k)		204,677	205,061

Hotels, Restaurants & Leisure (0.7%)
24 Hour Fitness Worldwide, Inc., Term Loan B
(ICE LIBOR USD 3 Month + 3.50%), 5.299%, 5/30/25 (k)		370,301	278,916
Aristocrat Leisure Ltd., Term Loan B
(ICE LIBOR USD 3 Month + 1.75%), 3.716%, 10/19/24 (k)		330,294	331,532
Boyd Gaming Corp., Term Loan B
(ICE LIBOR USD 3 Month + 2.25%), 3.853%, 9/15/23 (k)		258,648	260,154

			870,602

Internet & Direct Marketing Retail (0.2%)
Go Daddy Operating Co. LLC, Term Loan B
(ICE LIBOR USD 1 Month + 1.75%), 3.549%, 2/15/24 (k)		278,918	280,313

Specialty Retail (0.4%)
Harbor Freight Tools USA, Term Loan
(ICE LIBOR USD 3 Month + 2.50%), 4.299%, 8/18/23 (k)		50,000	49,688
Nascar Holdings LLC, Term Loan
(ICE LIBOR USD 1 Month + 2.75%), 4.495%, 10/19/26 (k)		65,113	65,754
Nutraceutical International Corp., Term Loan
(ICE LIBOR USD 1 Month + 3.25%), 5.049%, 8/23/23 (k)		371,222	356,373

			471,815

Textiles, Apparel & Luxury Goods (0.4%)
Bass Pro Group LLC, 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 5.00%), 6.799%, 9/25/24 (k)		99,745	99,246

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)

Burlington Coat Factory Warehouse, Term Loan B
(ICE LIBOR USD 1 Month + 2.00%), 3.740%, 11/17/24 (k)	$375,000	$376,407

		475,653

Total Consumer Discretionary		2,874,988

Consumer Staples (0.3%)
Food Products (0.3%)
JBS USA Lux SA, Term Loan
(ICE LIBOR USD 1 Month + 2.00%), 3.799%, 5/1/26 (k)	334,419	336,449

Total Consumer Staples		336,449

Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Oxbow Carbon LLC, Term Loan
(ICE LIBOR USD 3 Month + 2.75%), 5.549%, 1/4/23 (k)	177,632	177,484

Total Energy		177,484

Financials (0.1%)
Capital Markets (0.1%)
Russell Invest Management Co., Term Loan B
(ICE LIBOR USD 3 Month + 3.25%), 5.049%, 6/1/23 (k)	138,920	138,816

Total Financials		138,816

Health Care (1.1%)
Biotechnology (0.2%)
Horizon Therapeutics USA, Inc., Term Loan
(ICE LIBOR USD 1 Month + 2.25%), 4.250%, 5/22/26 (k)	191,632	192,290

Health Care Providers & Services (0.6%)
Air Medical Group Holdings, Inc., Term Loan
(ICE LIBOR USD 3 Month + 4.25%), 6.049%, 3/14/25 (k)	371,222	357,964
National Veterinary Associates, Inc., Term Loan B3
(ICE LIBOR USD 3 Month + 1.75%), 6.500%, 2/2/25 (k)	370,313	369,792

		727,756

Pharmaceuticals (0.3%)
Grifols Worldwide Operations Ltd., Term Loan B
(ICE LIBOR USD 1 Month + 2.00%), 3.740%, 11/15/27 (k)	317,259	319,599

Total Health Care		1,239,645

Industrials (1.7%)
Airlines (0.4%)
Air Canada, Term Loan
(ICE LIBOR USD 6 Month + 1.75%), 3.514%, 10/6/23 (k)	280,303	281,705
Allegiant Travel Co., Term Loan
(ICE LIBOR USD 3 Month + 4.50%), 6.394%, 2/5/24 (k)	201,554	202,310

		484,015

Commercial Services & Supplies (0.5%)
Aramark Services, Inc., Term Loan
(ICE LIBOR USD 1 Month + 1.75%), 0.000%, 1/27/27 (k)	400,000	401,750
Pitney Bowes Inc., Term Loan B
(ICE LIBOR USD 6 Month + 0.00%), 0.000%, 1/17/25 (k)	100,000	98,500
Prime Security Services Borrower LLC, 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 3.25%), 4.944%, 9/23/26 (k)	62,344	62,448

		562,698

Machinery (0.5%)
Harsco Corp., Term Loan
(ICE LIBOR USD 3 Month + 2.25%), 4.063%, 12/6/24 (k)	178,792	179,463
Navistar, Inc., Term Loan B2
(ICE LIBOR USD 1 Month + 3.50%), 5.240%, 11/6/24 (k)	372,159	370,763

		550,226

Road & Rail (0.3%)
Avis Budget Group, Inc., Term Loan B
(ICE LIBOR USD 1 Month + 2.00%), 3.800%, 2/13/25 (k)	370,277	372,128

Total Industrials		1,969,067

Information Technology (0.8%)
Communications Equipment (0.3%)
Global Tel Link Corp., 1st Lien, Term Loan
(ICE LIBOR USD 1 Month + 4.25%), 6.049%, 11/29/25 (k)	371,250	335,981

Semiconductors & Semiconductor Equipment (0.4%)
MKS Instruments, Inc.
(ICE LIBOR USD 1 Month + 1.75%), 3.549%, 2/2/26 (k)	94,002	94,238

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)

ON Semiconductor Corp., Term Loan B
(ICE LIBOR USD 1 Month + 2.00%), 3.799%, 9/19/26 (k)	$374,063	$376,504

		470,742

Software (0.1%)
Infor (US), Inc., Term Loan
(ICE LIBOR USD 3 Month + 2.75%), 6.50%, 2/1/22 (k)	100,000	100,375

Total Information Technology		907,098

Total Loan Participations		9,479,689

Mortgage-Backed Securities (8.0%)
FHLMC UMBS 2.500%, 10/1/49	299,971	296,798
3.000%, 12/1/49	179,420	182,002
FNMA UMBS 2.500%, 6/1/27	38,326	38,777
2.500%, 12/1/34	546,386	551,284
4.500%, 5/1/48	776,359	830,895
3.500%, 6/1/48	242,176	250,449
3.000%, 9/1/48	683,034	699,268
3.000%, 11/1/48	848,468	867,573
3.000%, 10/1/49	246,925	250,479
3.000%, 12/1/49	179,509	182,093
FNMA/FHLMC UMBS, 30 Year, Single Family 2.500%, 1/25/50 TBA	300,000	296,696
3.000%, 1/25/50 TBA	1,550,000	1,572,281
GNMA 3.500%, 11/20/49	1,486,858	1,542,586
3.500%, 12/20/49	1,510,000	1,567,540
3.500%, 1/15/50 TBA	250,000	257,676

Total Mortgage-Backed Securities		9,386,397

Municipal Bonds (4.3%)
Broward County, Florida Airport System Revenue Refunding Bonds, Series 2019C 3.477%, 10/1/43	100,000	100,444
California Health Facilities Financing Authourity Revenue Bonds, Series 2019 2.934%, 6/1/32	90,000	89,693
2.984%, 6/1/33	75,000	74,400
3.034%, 6/1/34	55,000	54,530
City & County of Honolulu Wastewater System, Revenue Bonds, Series 2019B 2.585%, 7/1/28	35,000	35,516
City & County of San Francisco Water Revenue Bonds, Series 2019 3.473%, 11/1/43	60,000	59,890
City of Austin, Electricity Utility System Revenue Bonds, Series 2008, AGC 6.262%, 11/15/32	175,000	216,225

City of San Jose Redevelopment Agency Senior Taxable Tax Allocation Refunding Bonds, Series A-T 2017 3.250%, 8/1/29	100,000	103,783
Foothill/Eastern Transportation Corridor Agency Toll Road Refunding Revenue Bonds, Series 2019A 4.094%, 1/15/49	40,000	39,934
Gilroy Unified School District General Obligation Refunding Bonds, Series 2019 3.364%, 8/1/47	195,000	191,131
Greenville City School District County Darke, Ohio School Improvement Refunding Bonds, Series 2019 3.541%, 1/1/51	215,000	210,588
Massachusetts School Building Authority Subordinated Dedicated Sales Tax Refunding Bonds, Series 2019B 3.395%, 10/15/40	175,000	174,947
Massachusetts State College Building Authority Refunding Revenue Bonds, Series 2019C 3.373%, 5/1/43	150,000	147,753
Metro Wastewater Reclamation District, Colorado Federally Taxable Sewer Refunding Bonds, Series 2019B 3.158%, 4/1/41	145,000	143,746
New Jersey Transportation Trust Fund Authority Transportation System Bonds, Series 2019B 4.131%, 6/15/42	105,000	104,152
New York State Urban Development Corporation State Sales Tax Revenue Bonds, Series 2019B 2.970%, 3/15/34	565,000	563,463
3.142%, 7/1/43	95,000	94,187
Pennsylvania Turnpike Commission Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Refunding Bonds, Series 2019 3.579%, 12/1/43	290,000	289,223
Regional Transportation District (Colorado) Taxable Sales Tax Revenue Refunding Bonds, Series 2019A
3.258%, 11/1/38	95,000	95,071
Salt Lake City, Utah Federally Taxable Sales and Excise Tax Revenue Refunding Bonds Series 2019B
3.102%, 4/1/38	80,000	78,226

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)

San Bernardino Community College District Election of 2018 General Obligation Bonds, Series A-1
3.271%, 8/1/39	$65,000	$64,257
San Diego County Regional Transportation Commission Sales Tax Revenue Bonds, 2019 Series 2019A
3.248%, 4/1/48	70,000	70,032
State of New York General Obligation Bonds, Series 2019B
3.200%, 2/15/39	345,000	345,107
State of Ohio Taxable Hospital Refunding Revenue Bonds, Series 2019G
3.276%, 1/1/42	60,000	60,309
State of Oregon Department of Transportation Highway Refunding Bonds, Series 2019B
3.168%, 11/15/38	115,000	114,516
Texas A & M University System, Texas Permanent University Fund Bonds, Series 2019
3.100%, 7/1/49	230,000	223,995
Texas State University System Revenue Financing System Refunding Bonds, Taxable Series 2019B
2.938%, 3/15/33	70,000	70,309
3.289%, 3/15/40	55,000	54,402
Texas Transportation Commission State of Texas Highway Improvement General Obligation Refunding Bonds, Series 2019
3.211%, 4/1/44	175,000	176,746
The Metropolitan St. Louis Sewer District Taxable Wastewater System Refunding Revenue Bonds, Series 2019C
3.259%, 5/1/45	415,000	415,145
The Water Works Board of The City of Birmingham, Alabama Senior Taxable Water Revenue Refunding Bonds, Series 2019
3.573%, 1/1/45	350,000	354,235
University of Pittsburgh - of The Commonwealth System of Higher Education Taxable University Refunding Bonds, Series 2017C
3.005%, 9/15/41	160,000	156,677

Utah Transit Authority Federally Taxable Sales Tax Revenue Refunding Bonds, Series 2019B
3.443%, 12/15/42	115,000	116,755

Total Municipal Bonds		5,089,387

Supranational (0.4%)
African Export-Import Bank (The)
3.994%, 9/21/29§	200,000	203,000
Banque Ouest Africaine de Developpement
5.000%, 7/27/27§	200,000	208,854

Total Supranational		411,854

U.S. Government Agency Security (0.6%)
Iraq Government AID Bond
5.800%, 1/15/28§	700,000	686,875

Total U.S. Government Agency Security		686,875

U.S. Treasury Obligations (6.9%)
U.S. Treasury Bonds
7.875%, 2/15/21	172,000	183,678
3.000%, 11/15/44	200,000	223,451
U.S. Treasury Inflation Linked Notes
0.625%, 1/15/24 TIPS	720,758	735,904
0.125%, 7/15/24 TIPS	2,096,305	2,108,284
0.375%, 7/15/25 TIPS	1,085,190	1,106,956
0.375%, 7/15/27 TIPS	683,820	697,507
U.S. Treasury Notes
2.750%, 2/15/24	191,000	199,235
2.125%, 9/30/24	1,100,000	1,121,944
2.750%, 2/15/28	300,000	319,852
2.875%, 8/15/28	600,000	647,129
3.125%, 11/15/28	700,000	770,235

Total U.S. Treasury Obligations		8,114,175

Total Long-Term Debt Securities (94.9%) (Cost $109,675,631)		111,396,180

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (0.0%)
Media (0.0%)
Clear Channel Outdoor Holdings, Inc.*	4,912	14,049
iHeartMedia, Inc. (r)*	33	474
iHeartMedia, Inc., Class A*	1,980	33,462

		47,985

Total Communication Services		47,985

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Energy (0.2%)
Energy Equipment & Services (0.1%)
Weatherford Well Screen Ireland Ltd.*	3,258	$91,061

Oil, Gas & Consumable Fuels (0.1%)
Amplify Energy Corp. (x)	97	641
Birch Permian Holdings, Inc. (r)*	9,349	84,141
Halcon Resources Corp.*	43	578
Riviera Resources, Inc.	1,571	12,537

		97,897

Total Energy		188,958

Materials (0.0%)
Paper & Forest Products (0.0%)
Verso Corp., Class A*	1,334	24,052

Total Materials		24,052

Total Common Stocks (0.2%) (Cost $397,640)		260,995

EXCHANGE TRADED FUND (ETF):
Fixed Income (2.3%)
Invesco Senior Loan ETF (Cost $2,647,844)	115,000	2,624,300

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Amplify Energy Corp., expiring 4/21/20 (r)*	950	—
Halcon Resources Corp., expiring 9/9/20 (r)(x)*	2,366	—

		—

Total Energy		—

Materials (0.0%)
Paper & Forest Products (0.0%)
Verso Corp., expiring 7/25/23*	140	490

Total Materials		490

Total Warrants (0.0%) (Cost $1,114)		490

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.5%)
JPMorgan Prime Money Market Fund, IM Shares	639,006	639,198

	Principal Amount	Value (Note 1)

Repurchase Agreements (1.4%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,535,829, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $1,566,397. (xx)	$1,535,684	$1,535,684
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $100,031, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $102,000. (xx)	100,000	100,000

Total Repurchase Agreements		1,635,684

U.S. Treasury Obligations (0.9%)
U.S. Treasury Bills 1.53%, 4/9/20 (p)	1,000,000	995,780

Total Short-Term Investments (2.8%) (Cost $3,270,687)		3,270,662

Total Investments in Securities (100.2%) (Cost $115,992,916)		117,552,627
Other Assets Less Liabilities (-0.2%)		(216,030)

Net Assets (100%)		$117,336,597

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2019, the market value of these securities amounted to $39,220,395 or 33.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2019. Maturity date disclosed is the ultimate maturity date.
(h)

Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $4,154,575 or 3.5% of net assets.

(p)	Yield to maturity.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $1,607,889. This was collateralized by $239 of various U.S. Government Treasury Securities, ranging from 0.000% - 5.375%, maturing 1/16/20 - 5/15/48 and by cash of $1,635,684 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2019.

Glossary:

AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CLO	—	Collateralized Loan Obligation
CNH	—	Chinese Yuan
COP	—	Colombian Peso
DOP	—	Dominican Peso
EUR	—	European Currency Unit
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
ICE	—	Intercontinental Exchange
IDR	—	Indonesian Rupiah
JPY	—	Japanese Yen
KRW	—	Korean (South) Won
LIBOR	—	London Interbank Offered Rate
MXN	—	Mexican Peso
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PIK	—	Payment-in Kind Security
SEK	—	Swedish Krona
TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security
TRY	—	Turkish Lira
UMBS	—	Uniform Mortgage-Backed Securities
USD	—	United States Dollar
UYU	—	Uruguayan Peso
ZAR	—	South African Rand

Country Diversification As a Percentage of Total Net Assets
Angola	0.5%
Argentina	0.2
Australia	0.5
Belarus	0.5
Brazil	0.6
Canada	0.7
Cayman Islands	9.6
Chile	0.3
China	1.2
Colombia	1.3
Dominican Republic	0.2
France	0.5
Gabon	0.6
Germany	0.2
India	0.3
Indonesia	0.5
Iraq	0.6
Ireland	2.0
Israel	0.3
Kazakhstan	1.1
Malaysia	0.2
Mexico	1.4
Norway	0.2
Panama	0.2
Peru	0.4
Philippines	0.2
Russia	1.2
South Africa	0.4
Spain	1.5
Supranational	0.3
Switzerland	0.1
Tunisia	0.6
Turkey	0.3
Ukraine	0.6
United Arab Emirates	0.3
United Kingdom	0.3
United States	69.4
Uruguay	0.6
Zambia	0.3
Cash and Other	(0.2)

100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Australia 10 Year Bond	21	3/2020	AUD	2,106,738	(29,604)
Canada 10 Year Bond	15	3/2020	CAD	1,588,079	(29,223)
Euro-BTP	12	3/2020	EUR	1,917,569	7,335

					(51,492)

Short Contracts
Euro-OAT	(9)	3/2020	EUR	(1,643,212)	11,984

					11,984

					(39,508)

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	540,000	USD	372,229	JPMorgan Chase Bank	1/9/2020	6,774
USD	753,374	AUD	1,070,000	JPMorgan Chase Bank	1/28/2020	2,016
CAD	50,000	USD	37,784	JPMorgan Chase Bank	1/30/2020	726
NOK	3,100,000	USD	349,556	JPMorgan Chase Bank	1/30/2020	3,593
USD	1,739,658	EUR	1,538,416	JPMorgan Chase Bank	1/30/2020	11,030
IDR	8,100,000,000	USD	568,341	JPMorgan Chase Bank**	3/4/2020	11,797
BRL	1,300,000	USD	307,896	JPMorgan Chase Bank**	3/5/2020	14,508
NOK	10,200,000	USD	1,139,028	JPMorgan Chase Bank	3/16/2020	23,054
SEK	7,100,000	USD	724,383	JPMorgan Chase Bank	3/16/2020	36,327
TRY	1,450,000	USD	229,922	JPMorgan Chase Bank	4/15/2020	7,513
MXN	750,000	USD	38,145	JPMorgan Chase Bank	6/16/2020	566

Total unrealized appreciation						117,904

USD	593,811	AUD	880,000	JPMorgan Chase Bank	1/9/2020	(23,823)
USD	651,251	CAD	850,000	JPMorgan Chase Bank	1/21/2020	(3,393)
USD	527,030	AUD	775,000	JPMorgan Chase Bank	1/28/2020	(17,178)
JPY	397,100,000	USD	3,763,042	JPMorgan Chase Bank	1/29/2020	(102,965)
USD	527,438	CAD	700,000	JPMorgan Chase Bank	1/30/2020	(11,704)
USD	1,172,596	EUR	1,044,292	JPMorgan Chase Bank	1/30/2020	(815)
USD	774,735	CNH	5,500,000	JPMorgan Chase Bank	2/24/2020	(14,434)
USD	325,804	KRW	387,000,000	JPMorgan Chase Bank**	3/4/2020	(9,329)
USD	61,327	BRL	250,000	JPMorgan Chase Bank**	3/5/2020	(674)
JPY	19,000,000	USD	176,210	JPMorgan Chase Bank	3/13/2020	(646)
USD	249,580	CAD	330,000	JPMorgan Chase Bank	3/16/2020	(4,616)
USD	3,812,462	EUR	3,417,191	JPMorgan Chase Bank	3/16/2020	(38,209)
USD	746,473	SEK	7,100,000	JPMorgan Chase Bank	3/16/2020	(14,237)
USD	369,776	NZD	560,000	JPMorgan Chase Bank	3/19/2020	(7,631)

Total unrealized depreciation						(249,654)

Net unrealized depreciation						(131,750)

**	Non-deliverable forward.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Asset-Backed Securities	$—	$16,109,691	$—		$16,109,691
Collateralized Mortgage Obligations	—	14,164,683	—		14,164,683
Commercial Mortgage-Backed Securities	—	1,695,888	—		1,695,888
Common Stocks
Communication Services	47,511	—	474		47,985
Energy	104,817	—	84,141		188,958
Materials	24,052	—	—		24,052
Corporate Bonds
Communication Services	—	4,179,080	—	(b)	4,179,080
Consumer Discretionary	—	2,488,481	—		2,488,481
Consumer Staples	—	728,948	—		728,948
Energy	—	2,363,318	—		2,363,318
Financials	—	6,826,191	—		6,826,191
Health Care	—	3,946,775	—		3,946,775
Industrials	—	4,656,933	—		4,656,933
Information Technology	—	402,707	—		402,707
Materials	—	5,267,138	—		5,267,138
Real Estate	—	504,366	—		504,366
Utilities	—	3,075,136	—		3,075,136
Exchange Traded Fund	2,624,300	—	—		2,624,300
Foreign Government Securities	—	11,818,468	—		11,818,468
Forward Currency Contracts	—	117,904	—		117,904
Futures	19,319	—	—		19,319
Loan Participations
Communication Services	—	1,836,142	—		1,836,142
Consumer Discretionary	—	2,874,988	—		2,874,988
Consumer Staples	—	336,449	—		336,449
Energy	—	177,484	—		177,484
Financials	—	138,816	—		138,816
Health Care	—	1,239,645	—		1,239,645
Industrials	—	1,969,067	—		1,969,067
Information Technology	—	907,098	—		907,098
Mortgage-Backed Securities	—	9,386,397	—		9,386,397
Municipal Bonds	—	5,089,387	—		5,089,387
Short-Term Investments
Investment Company	639,198	—	—		639,198
Repurchase Agreements	—	1,635,684	—		1,635,684
U.S. Treasury Obligations	—	995,780	—		995,780
Supranational	—	411,854	—		411,854
U.S. Government Agency Security	—	686,875	—		686,875
U.S. Treasury Obligations	—	8,114,175	—		8,114,175
Warrants
Energy	—	—	—	(b)	—	(b)
Materials	490	—	—		490

Total Assets	$3,459,687	$114,145,548	$84,615		$117,689,850

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Liabilities:
Forward Currency Contracts	$—	$(249,654)	$—	$(249,654)
Futures	(58,827)	—	—	(58,827)

Total Liabilities	$(58,827)	$(249,654)	$—	$(308,481)

Total	$3,400,860	$113,895,894	$84,615	$117,381,369

(a)	A security with a market value of $0 transferred from Level 1 to Level 3 since the beginning of the period due to inactive trading.
(b)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$19,319	*
Foreign exchange contracts	Receivables	117,904

Total		$137,223

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(58,827	)*
Foreign exchange contracts	Payables	(249,654)

Total		$(308,481)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$369,983	$—	$369,983
Foreign exchange contracts	—	182,367	182,367

Total	$369,983	$182,367	$552,350

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(39,508)	$—	$(39,508)
Foreign exchange contracts	—	(208,756)	(208,756)

Total	$(39,508)	$(208,756)	$(248,264)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities and hedging.

The Portfolio held futures contracts with an average notional balance of approximately $11,197,000 for ten months and forward foreign currency contracts with an average settlement value of approximately $11,969,000 during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$117,904	$(117,904)	$—	$—

Total	$117,904	$(117,904)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
JPMorgan Chase Bank	$249,654	$(117,904)	$(130,053)	$1,697

Total	$249,654	$(117,904)	$(130,053)	$1,697

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$112,921,147
Long-term U.S. government debt securities	13,380,227

$126,301,374

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$109,725,813
Long-term U.S. government debt securities	12,924,909

$122,650,722

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,349,375
Aggregate gross unrealized depreciation	(1,854,477)

Net unrealized appreciation	$1,494,898

Federal income tax cost of investments in securities and derivative instruments, if applicable	$115,886,471

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $114,357,232)	$115,916,943
Repurchase Agreements (Cost $1,635,684)	1,635,684
Cash	3,575,186
Foreign cash (Cost $3)	3
Cash held as collateral for forward foreign currency contracts	130,053
Dividends, interest and other receivables	843,351
Unrealized appreciation on forward foreign currency contracts	117,904
Due from broker for futures variation margin	98,754
Receivable for Portfolio shares sold	52,757
Securities lending income receivable	711
Other assets	632

Total assets	122,371,978

LIABILITIES
Payable for forward settling transactions	2,123,098
Payable for return of collateral on securities loaned	1,635,684
Payable for securities purchased	872,136
Unrealized depreciation on forward foreign currency contracts	249,654
Payable for Portfolio shares redeemed	57,809
Distribution fees payable – Class IB	24,652
Administrative fees payable	134
Accrued expenses	72,214

Total liabilities	5,035,381

NET ASSETS	$117,336,597

Net assets were comprised of:
Paid in capital	$116,100,760
Total distributable earnings (loss)	1,235,837

Net assets	$117,336,597

Class IB
Net asset value, offering and redemption price per share, $117,336,597 / 11,157,899 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.52

(x)	Includes value of securities on loan of $1,607,889.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest	$4,955,897
Dividends	241,033
Securities lending (net)	43,747

Total income	5,240,677

EXPENSES
Investment management fees	684,458
Distribution fees – Class IB	290,024
Administrative fees	110,850
Professional fees	93,810
Custodian fees	40,000
Printing and mailing expenses	25,940
Offering costs	18,091
Trustees’ fees	3,708
Tax expense	2,016
Miscellaneous	35,982

Gross expenses	1,304,879
Less: Waiver from investment manager	(251,548)

Net expenses	1,053,331

NET INVESTMENT INCOME (LOSS)	4,187,346

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	1,188,633
Futures contracts	369,983
Forward foreign currency contracts	182,367
Foreign currency transactions	16,844
Securities sold short	137

Net realized gain (loss)	1,757,964

Change in unrealized appreciation (depreciation) on:
Investments in securities	3,885,095
Futures contracts	(39,508)
Forward foreign currency contracts	(208,756)
Foreign currency translations	650

Net change in unrealized appreciation (depreciation)	3,637,481

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,395,445

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,582,791

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,187,346	$804,702
Net realized gain (loss)	1,757,964	52,586
Net change in unrealized appreciation (depreciation)	3,637,481	(2,257,848)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,582,791	(1,400,560)

Distributions to shareholders:
Class IB	(6,237,766)	(791,075)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,333,253 and 3,900,028 shares, respectively ]	14,400,202	40,617,853
Capital shares sold in-kind (Note 8) [ 0 and 7,202,843 shares, respectively ]	—	75,065,871
Capital shares issued in reinvestment of dividends [ 594,025 and 76,989 shares, respectively ]	6,237,766	791,075
Capital shares repurchased [ (1,646,223) and (303,016) shares, respectively ]	(17,803,297)	(3,126,263)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,834,671	113,348,536

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,179,696	111,156,901
NET ASSETS:
Beginning of period	111,156,901	—

End of period	$117,336,597	$111,156,901

* Commencement of Operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$10.22		$10.42

Income (loss) from investment operations:
Net investment income (loss) (e)	0.39		0.07
Net realized and unrealized gain (loss)	0.50		(0.20)

Total from investment operations	0.89		(0.13)

Less distributions:
Dividends from net investment income	(0.44)		(0.07)
Distributions from net realized gains	(0.15)		—

Total dividends and distributions	(0.59)		(0.07)

Net asset value, end of period	$10.52		$10.22

Total return (b)	8.75%		(1.22)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$117,337		$111,157
Ratio of expenses to average net assets:
After waivers (a)(f)	0.91	%(j)	0.88	%(j)
Before waivers (a)(f)	1.12%		1.12%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	3.61%		3.69	%(l)
Before waivers (a)(f)	3.39%		3.45	%(l)
Portfolio turnover rate^	108%		22	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.93% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	BlackRock Investment Management, LLC

➢	Wells Capital Management, Inc.

➢	Wells Fargo Asset Management (International), Limited

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	6.18%	1.15%	1.87%
Portfolio – Class IB Shares	6.19	1.15	1.83
Portfolio – Class K Shares*	6.51	1.41	1.05
Bloomberg Barclays Global Aggregate Index	6.84	2.30	2.48

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.19% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Bloomberg Barclays Global Aggregate Index, which returned 6.84% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Country positioning was the key value-add over 2019, with the tilt towards smaller and high-yielding markets and away from core Europe and Japan paying dividends.

•	An underweight to the Japanese interest rate environment was a strong contributor, along with overweights to the bond markets of Italy, Mexico, Indonesia, and the United States.

•	Currency was a net detractor, but underweights to the euro and the Chinese renminbi were positives. Overweights to the Canadian dollar, Mexican peso, and Peruvian sol also added value.

•	Duration was net positive, with an underweight to the very long-end of the curve (20 years and over) and overweights to the 3-10 year area of the curve adding value.

•	Sector was a modest contributor, with small underweights to corporate debt and an overweight to quasi-sovereign debt adding value.

•

At the security level, long-dated sovereign bonds from Italy (2049) and the United Kingdom (2047) performed well. Danish mortgage-backed securities issued by Realkredit Danmark A/S (2050) and Mykredit Realkredit (2050) were also value-adds.

What hurt performance during the year:

•	Although country positioning added value overall, underweights to the United Kingdom, China, and Spain detracted over the reporting period.

•	Currency weighed on performance in 2019, with positions in the Colombian peso, Norwegian krone, Turkish lira, Romania leu, and South African rand all detracting.

•	In duration, positioning in the 12-15 year area of the curve weighed.

•	A modest overweight to securitized debt is showing as a negative, although this should be netted against the positive security impact from the position in Danish mortgage-backed securities.

•

At the security level, longer-dated sovereign bonds from Mexico (2042) and Indonesia (2032) weighed. Quasi-sovereign issuance from KFW (2036) and the International Bank for Reconstruction and Development (2026) detracted as well.

How did derivatives contribute/detract from performance during the year?

•	Over the reporting period, foreign exchange hedge costs detracted from Portfolio performance.

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
U.S. Treasury Obligations	$100,693,801	36.7%
Foreign Government Securities	88,376,024	32.2
Financials	26,043,042	9.5
Supranational	12,033,014	4.4
Communication Services	6,203,192	2.3
Consumer Staples	5,647,687	2.1
Energy	5,462,985	2.0
Health Care	5,051,199	1.8
Information Technology	4,953,060	1.8
Industrials	3,527,563	1.3
Utilities	3,392,729	1.2
Consumer Discretionary	2,887,129	1.1
U.S. Government Agency Securities	2,883,367	1.1
Real Estate	2,045,382	0.7
Materials	1,507,184	0.5
Repurchase Agreements	1,399,055	0.5
Municipal Bonds	232,250	0.1
Cash and Other	1,791,206	0.7

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,010.40	$4.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class IB
Actual	1,000.00	1,010.40	4.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class K
Actual	1,000.00	1,011.70	3.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Australia (1.2%)
Australia & New Zealand Banking Group Ltd.
2.300%, 6/1/21		$250,000	$251,251
BHP Billiton Finance USA Ltd. 2.875%, 2/24/22		50,000	50,962
New South Wales Treasury Corp.
5.000%, 8/20/24	AUD	1,300,000	1,062,125
Queensland Treasury Corp. 4.750%, 7/21/25 (m)		2,000,000	1,653,042
Rio Tinto Finance USA Ltd. 3.750%, 6/15/25		$50,000	53,687
Westpac Banking Corp. 2.700%, 8/19/26		150,000	151,493

Total Australia			3,222,560

Austria (0.1%)
Oesterreichische Kontrollbank AG
1.625%, 9/17/22		250,000	249,234

Belgium (0.1%)
Anheuser-Busch Cos. LLC 3.650%, 2/1/26		125,000	132,790
Anheuser-Busch InBev Finance, Inc.
3.300%, 2/1/23		135,000	139,805
Anheuser-Busch InBev Worldwide, Inc.
4.750%, 1/23/29		100,000	115,865

Total Belgium			388,460

Brazil (0.0%)
Embraer Netherlands Finance BV
5.400%, 2/1/27		100,000	112,688

Canada (6.9%)
Alimentation Couche-Tard, Inc. 3.550%, 7/26/27 (m)		600,000	617,296
Bank of Montreal 2.350%, 9/11/22		250,000	252,732
Bank of Nova Scotia (The) 2.000%, 11/15/22		250,000	250,576
4.500%, 12/16/25		100,000	109,433
Brookfield Finance, Inc. 4.850%, 3/29/29		50,000	57,642
Canada Housing Trust No. 1 2.650%, 12/15/28§	CAD	3,000,000	2,420,729
2.100%, 9/15/29§		3,700,000	2,858,236
Canadian Government Bond 2.250%, 6/1/29		13,375,000	10,789,885
Canadian Natural Resources Ltd.
3.850%, 6/1/27		$25,000	26,688
Cenovus Energy, Inc. 4.250%, 4/15/27		100,000	105,620
Enbridge, Inc. 3.500%, 6/10/24		50,000	52,344
3.700%, 7/15/27		100,000	105,817
Export Development Canada 2.625%, 2/21/24		150,000	155,260
Husky Energy, Inc. 4.000%, 4/15/24		50,000	52,864
Hydro-Quebec 8.400%, 1/15/22		75,000	84,694
Nutrien Ltd. 3.150%, 10/1/22		19,000	19,415
4.200%, 4/1/29		50,000	54,866
Province of Manitoba 2.125%, 5/4/22		100,000	100,696
Province of Ontario 2.250%, 5/18/22		250,000	252,543
Province of Quebec 2.375%, 1/31/22		250,000	253,101
2.625%, 2/13/23		94,000	96,434
Royal Bank of Canada 2.500%, 1/19/21		100,000	100,559
Toronto-Dominion Bank (The) 3.250%, 3/11/24		150,000	156,794
TransCanada PipeLines Ltd. 4.875%, 1/15/26		80,000	90,368

Total Canada			19,064,592

Chile (0.1%)
Republic of Chile 3.240%, 2/6/28		200,000	210,375

China (0.5%)
Alibaba Group Holding Ltd. 3.400%, 12/6/27		200,000	208,504
CNOOC Finance 2015 USA LLC 3.500%, 5/5/25		200,000	208,597
State Grid Overseas Investment 2016 Ltd.
3.500%, 5/4/27 (m)		300,000	313,875
Tencent Holdings Ltd. 3.595%, 1/19/28 (m)		500,000	522,198

Total China			1,253,174

Colombia (0.1%)
Ecopetrol SA 4.125%, 1/16/25		100,000	105,187
Republic of Colombia 4.000%, 2/26/24		200,000	211,062

Total Colombia			316,249

Denmark (0.1%)
LSF10 Wolverine Investments SCA 5.000%, 3/15/24 (m)	EUR	100,000	114,516

France (0.6%)
BNP Paribas SA 5.000%, 1/15/21		$131,000	135,017
Danone SA 2.947%, 11/2/26 (m)		780,000	796,345
Electricite de France SA 4.500%, 9/21/28 (m)		500,000	555,440
Sanofi 4.000%, 3/29/21		94,000	96,523
Total Capital International SA 2.700%, 1/25/23		113,000	115,461

Total France			1,698,786

Germany (2.2%)
Deutsche Bank AG 3.375%, 5/12/21		100,000	100,855
4.100%, 1/13/26		50,000	50,630

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Kreditanstalt fuer Wiederaufbau
2.500%, 2/15/22		$250,000	$254,336
1.750%, 8/22/22		250,000	250,458
2.000%, 10/4/22		188,000	189,598
2.375%, 12/29/22		500,000	509,941
2.000%, 5/2/25		100,000	100,686
2.875%, 4/3/28		1,550,000	1,649,249
0.000%, 4/18/36		3,100,000	2,106,408
Landwirtschaftliche Rentenbank
2.375%, 6/10/25		100,000	102,903
Siemens Financieringsmaatschappij NV
2.350%, 10/15/26§		800,000	794,212

Total Germany			6,109,276

Hungary (1.3%)
Republic of Hungary 6.375%, 3/29/21		250,000	263,750
1.500%, 8/24/22	HUF	945,000,000	3,300,860

Total Hungary			3,564,610

Indonesia (1.3%)
Republic of Indonesia
4.750%, 2/11/29		$200,000	229,000
8.250%, 5/15/29	IDR	18,645,000,000	1,459,904
7.500%, 8/15/32		24,475,000,000	1,769,181

Total Indonesia			3,458,085

Ireland (0.1%)
AerCap Ireland Capital DAC
3.950%, 2/1/22		$200,000	206,326

Italy (2.6%)
Republic of Italy
3.000%, 8/1/29 (m)	EUR	5,425,000	7,016,992

Japan (5.2%)
Japan Bank for International Cooperation
3.375%, 10/31/23		$200,000	210,090
2.000%, 10/17/29		200,000	197,482
Japan Government Ten Year Bond
0.100%, 6/20/29	JPY	1,385,000,000	12,902,103
Mitsubishi UFJ Financial Group, Inc.
2.950%, 3/1/21		$200,000	201,993
3.677%, 2/22/27		200,000	213,064
Mizuho Financial Group, Inc.
3.170%, 9/11/27		200,000	205,900
Sumitomo Mitsui Financial Group, Inc.
2.784%, 7/12/22		250,000	253,720
3.784%, 3/9/26		100,000	107,051
3.010%, 10/19/26		50,000	51,090
3.202%, 9/17/29		50,000	50,511
Toyota Motor Corp.
2.760%, 7/2/29		100,000	102,024

Total Japan			14,495,028

Luxembourg (0.0%)
ArcelorMittal SA
4.250%, 7/16/29 (x)		50,000	51,952

Malaysia (1.9%)
Malaysia Government Bond
3.478%, 6/14/24	MYR	21,500,000	5,313,570

Mexico (2.4%)
Petroleos Mexicanos
6.375%, 2/4/21 (x)		$105,000	109,003
3.500%, 1/30/23		94,000	94,705
4.875%, 1/18/24 (x)		100,000	105,300
6.490%, 1/23/27§		100,000	106,500
5.350%, 2/12/28		50,000	49,500
Sigma Alimentos SA de CV
2.625%, 2/7/24 (m)	EUR	200,000	241,446
United Mexican States
4.000%, 10/2/23		$150,000	158,063
4.125%, 1/21/26		200,000	213,562
8.500%, 5/31/29	MXN	89,930,000	5,286,257

Total Mexico			6,364,336

Netherlands (0.4%)
Cooperatieve Rabobank UA
4.625%, 12/1/23		$250,000	271,116
ING Groep NV
4.100%, 10/2/23		200,000	212,521
NXP BV
4.300%, 6/18/29§		50,000	53,785
Shell International Finance BV
3.400%, 8/12/23		50,000	52,428
3.250%, 5/11/25		95,000	100,331
Sigma Holdco BV
5.750%, 5/15/26 (m)	EUR	175,000	197,320
UPCB Finance IV Ltd.
5.375%, 1/15/25 (m)		$300,000	308,400

Total Netherlands			1,195,901

Norway (1.9%)
Equinor ASA
3.700%, 3/1/24		100,000	106,536
Kingdom of Norway
2.000%, 4/26/28 (m)	NOK	39,090,000	4,616,857
1.750%, 9/6/29 (m)		6,000,000	694,425

Total Norway			5,417,818

Panama (0.1%)
Republic of Panama
3.750%, 3/16/25		$200,000	212,687

Philippines (0.0%)
Republic of Philippines
10.625%, 3/16/25		100,000	141,437

Poland (1.2%)
Republic of Poland
5.000%, 3/23/22		38,000	40,708
2.500%, 1/25/23	PLN	12,100,000	3,267,501
4.000%, 1/22/24		$100,000	107,272

Total Poland			3,415,481

Romania (1.1%)
Romania Government Bond
3.250%, 4/29/24	RON	4,625,000	1,055,279
4.850%, 4/22/26		3,600,000	875,070
5.000%, 2/12/29		4,550,000	1,106,908

Total Romania			3,037,257

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Russia (0.8%)
Russian Federal Bond
6.900%, 5/23/29	RUB	130,000,000	$2,207,034

Singapore (1.2%)
Republic of Singapore
2.000%, 2/1/24	SGD	2,030,000	1,534,518
2.625%, 5/1/28		2,150,000	1,709,354

Total Singapore			3,243,872

South Africa (1.2%)
Republic of South Africa
10.500%, 12/21/26	ZAR	27,375,000	2,183,291
8.750%, 2/28/48		17,570,000	1,098,439

Total South Africa			3,281,730

South Korea (1.0%)
Export-Import Bank of Korea
2.375%, 6/25/24		$200,000	201,545
Republic of Korea
2.375%, 3/10/23	KRW	1,470,000,000	1,306,881
1.875%, 6/10/29		1,450,000,000	1,272,923

Total South Korea			2,781,349

Spain (2.2%)
Banco Santander SA
3.500%, 4/11/22		$200,000	205,064
3.306%, 6/27/29		200,000	205,951
Kingdom of Spain
0.600%, 10/31/29 (m)	EUR	4,300,000	4,889,486
Telefonica Emisiones SA
5.462%, 2/16/21		$94,000	97,470
4.103%, 3/8/27		500,000	540,859

Total Spain			5,938,830

Supranational (4.4%)
African Development Bank 3.000%, 9/20/23		100,000	104,613
Asian Development Bank 1.750%, 9/13/22		150,000	150,233
2.625%, 1/30/24		350,000	362,432
2.125%, 3/19/25		100,000	101,631
European Bank for Reconstruction & Development
2.125%, 3/7/22		150,000	151,362
European Investment Bank 1.625%, 6/15/21		100,000	99,874
2.625%, 5/20/22		500,000	511,088
1.375%, 9/6/22		350,000	347,216
2.875%, 8/15/23		2,800,000	2,913,899
3.125%, 12/14/23		50,000	52,683
2.125%, 4/13/26		150,000	152,067
Inter-American Development Bank
2.500%, 1/18/23		250,000	256,036
2.125%, 1/15/25		250,000	255,061
3.125%, 9/18/28 (x)		3,100,000	3,382,207
International Bank for Reconstruction & Development
2.250%, 6/24/21		200,000	201,500
2.000%, 1/26/22		250,000	251,663
2.125%, 2/13/23		131,000	132,777
2.500%, 7/29/25		250,000	258,150
1.875%, 10/27/26		2,200,000	2,192,422
International Finance Corp. 2.875%, 7/31/23		150,000	156,100

Total Supranational			12,033,014

Sweden (0.1%)
Svensk Exportkredit AB 2.875%, 5/22/21		200,000	202,781

Switzerland (0.3%)
ABB Finance USA, Inc. 2.875%, 5/8/22		94,000	95,919
Credit Suisse Group Funding Guernsey Ltd.
3.800%, 9/15/22		450,000	467,553
Novartis Capital Corp. 3.000%, 11/20/25		150,000	157,916
Selecta Group BV 5.875%, 2/1/24 (m)	EUR	150,000	172,958

Total Switzerland			894,346

United Kingdom (3.0%)
AstraZeneca plc 3.375%, 11/16/25		$100,000	106,027
Barclays plc 3.200%, 8/10/21		200,000	202,872
(ICE LIBOR USD 3 Month + 1.61%), 3.932%, 5/7/25 (k)		200,000	210,141
BAT Capital Corp. 3.557%, 8/15/27		75,000	76,393
BP Capital Markets plc 3.062%, 3/17/22		130,000	133,317
CPUK Finance Ltd. 4.250%, 8/28/22 (m)	GBP	100,000	134,615
Galaxy Bidco Ltd. 6.500%, 7/31/26 (m)		200,000	279,767
GlaxoSmithKline Capital, Inc. 2.800%, 3/18/23		$94,000	96,149
HSBC Holdings plc 5.100%, 4/5/21		150,000	155,591
4.000%, 3/30/22		100,000	104,180
4.375%, 11/23/26		200,000	215,009
(ICE LIBOR USD 3 Month + 1.61%), 3.973%, 5/22/30 (k)		200,000	213,796
Imperial Brands Finance plc 3.875%, 7/26/29§		500,000	503,118
Jaguar Land Rover Automotive plc 3.500%, 3/15/20 (m)		200,000	199,774
Lloyds Banking Group plc
(ICE LIBOR USD 3 Month + 1.21%), 3.574%, 11/7/28 (k)		200,000	208,261
Pinewood Finance Co. Ltd. 3.250%, 9/30/25§	GBP	100,000	135,655
RAC Bond Co. plc 5.000%, 11/6/22 (m)		200,000	236,442
Reynolds American, Inc. 4.850%, 9/15/23		$150,000	162,257
Royal Bank of Scotland Group plc 4.800%, 4/5/26		200,000	222,086
Santander UK Group Holdings plc
(ICE LIBOR USD 3 Month + 1.57%), 4.796%, 11/15/24 (k)		200,000	215,540

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Santander UK plc 2.375%, 3/16/20		$700,000	$700,353
Sky Ltd. 3.750%, 9/16/24 (m)		700,000	747,335
Tesco plc 6.125%, 2/24/22	GBP	75,000	108,957
U.K. Treasury Inflation Linked Bonds 1.250%, 7/22/27 (m)		800,000	1,105,045
Unilever Capital Corp. 2.000%, 7/28/26 (x)		$100,000	99,355
3.500%, 3/22/28		100,000	108,182
Victoria plc 5.250%, 7/15/24 (m)	EUR	100,000	118,871
Virgin Media Secured Finance plc 4.250%, 1/15/30§	GBP	250,000	336,965
Vodafone Group plc 4.125%, 5/30/25		$100,000	108,535
4.375%, 5/30/28		725,000	805,769
WPP Finance 2010 3.750%, 9/19/24		50,000	52,629

Total United Kingdom			8,102,986

United States (53.1%)
3M Co. 3.000%, 8/7/25		100,000	104,780
Abbott Laboratories 2.550%, 3/15/22		90,000	91,478
3.400%, 11/30/23		70,000	73,635
AbbVie, Inc. 2.900%, 11/6/22§		131,000	133,819
3.600%, 5/14/25		150,000	158,541
2.950%, 11/21/26§		250,000	254,319
Agilent Technologies, Inc. 3.875%, 7/15/23		56,000	58,735
Air Lease Corp. 4.250%, 2/1/24		200,000	213,734
Aircastle Ltd. 5.000%, 4/1/23		50,000	53,387
Allergan Finance LLC 3.250%, 10/1/22		75,000	76,762
Allergan Funding SCS 3.800%, 3/15/25		50,000	52,589
Allstate Corp. (The) 3.150%, 6/15/23		94,000	97,488
Altria Group, Inc.
2.950%, 5/2/23 (x)		94,000	96,052
4.000%, 1/31/24		100,000	105,892
4.800%, 2/14/29		50,000	55,513
Amazon.com, Inc.
3.300%, 12/5/21		100,000	102,745
3.150%, 8/22/27		100,000	105,562
American Express Co.
2.650%, 12/2/22		203,000	206,833
2.500%, 7/30/24		250,000	252,689
American Honda Finance Corp.
2.900%, 2/16/24		150,000	154,106
American International Group, Inc.
4.875%, 6/1/22		150,000	159,960
4.200%, 4/1/28		100,000	109,410
American Tower Corp. (REIT)
5.000%, 2/15/24		100,000	109,675
3.800%, 8/15/29		50,000	53,449
Ameriprise Financial, Inc.
4.000%, 10/15/23		100,000	106,627
Amgen, Inc.
3.625%, 5/15/22		56,000	58,027
Anthem, Inc.
3.350%, 12/1/24		50,000	52,164
Aon plc
3.875%, 12/15/25		100,000	107,399
Apple, Inc.
2.850%, 5/6/21		250,000	253,648
2.150%, 2/9/22		100,000	100,838
1.700%, 9/11/22		130,000	129,658
2.850%, 2/23/23		75,000	77,284
3.200%, 5/13/25		75,000	79,124
2.450%, 8/4/26		100,000	101,445
3.350%, 2/9/27		100,000	107,015
2.900%, 9/12/27		150,000	155,969
Applied Materials, Inc.
4.300%, 6/15/21		75,000	77,526
Aptiv Corp.
4.150%, 3/15/24		25,000	26,486
Arizona Public Service Co.
3.150%, 5/15/25		100,000	103,907
AT&T, Inc.
4.600%, 2/15/21		88,000	89,920
3.875%, 8/15/21		113,000	116,331
3.000%, 6/30/22		50,000	51,180
2.625%, 12/1/22		94,000	95,418
3.550%, 6/1/24		150,000	157,885
3.950%, 1/15/25		100,000	107,486
4.350%, 3/1/29		100,000	111,891
AutoZone, Inc.
3.750%, 4/18/29		50,000	53,487
AvalonBay Communities, Inc. (REIT)
3.300%, 6/1/29		50,000	52,725
Baker Hughes a GE Co. LLC
3.337%, 12/15/27		60,000	62,460
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.79%), 3.004%, 12/20/23 (k)		233,000	238,363
4.125%, 1/22/24		100,000	107,491
4.200%, 8/26/24		100,000	107,528
4.000%, 1/22/25		100,000	106,661
4.450%, 3/3/26		100,000	109,683
3.500%, 4/19/26		100,000	105,958
(ICE LIBOR USD 3 Month + 1.58%), 3.824%, 1/20/28 (k)		100,000	107,572
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)		100,000	104,980
(ICE LIBOR USD 3 Month + 1.31%), 4.271%, 7/23/29 (k)		200,000	222,415
(ICE LIBOR USD 3 Month + 0.01%), 2.884%, 10/22/30 (k)		100,000	100,891
Bank of New York Mellon Corp. (The)
4.150%, 2/1/21		113,000	115,737
3.000%, 2/24/25		65,000	67,574
3.850%, 4/28/28		150,000	165,240

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Becton Dickinson and Co.
3.363%, 6/6/24	$150,000	$155,659
Berkshire Hathaway Finance Corp.
3.000%, 5/15/22	94,000	96,623
Berkshire Hathaway, Inc.
2.750%, 3/15/23	65,000	66,769
Biogen, Inc.
4.050%, 9/15/25	100,000	109,016
Boardwalk Pipelines LP
4.800%, 5/3/29	25,000	26,426
Boeing Co. (The)
3.200%, 3/1/29	75,000	77,933
Boston Properties LP (REIT)
3.650%, 2/1/26	100,000	105,884
Boston Scientific Corp.
3.850%, 5/15/25	26,000	27,838
BP Capital Markets America, Inc.
3.245%, 5/6/22	75,000	77,407
3.224%, 4/14/24	675,000	702,794
4.234%, 11/6/28	100,000	112,838
Bristol-Myers Squibb Co.
2.000%, 8/1/22	94,000	94,054
3.875%, 8/15/25§	150,000	162,758
3.400%, 7/26/29§	50,000	53,822
Brixmor Operating Partnership LP (REIT)
3.900%, 3/15/27	100,000	104,407
Broadcom Corp.
3.875%, 1/15/27	100,000	103,759
Broadcom, Inc.
3.625%, 10/15/24§	150,000	155,568
Broadridge Financial Solutions, Inc.
3.400%, 6/27/26	30,000	31,279
Burlington Northern Santa Fe LLC
3.050%, 3/15/22	94,000	95,983
3.750%, 4/1/24	25,000	26,586
Capital One Bank USA NA
3.375%, 2/15/23	300,000	309,367
Capital One Financial Corp.
3.800%, 1/31/28	100,000	107,225
Cardinal Health, Inc.
3.410%, 6/15/27	75,000	76,764
Caterpillar Financial Services Corp.
1.900%, 9/6/22	150,000	150,154
Caterpillar, Inc.
2.600%, 6/26/22	56,000	56,907
CenterPoint Energy Resources Corp.
4.500%, 1/15/21	65,000	66,216
CenterPoint Energy, Inc.
2.500%, 9/1/24	50,000	49,955
Charles Schwab Corp. (The)
3.200%, 1/25/28	100,000	105,362
Charter Communications Operating LLC
4.908%, 7/23/25	170,000	186,522
Cheniere Corpus Christi Holdings LLC
5.125%, 6/30/27	25,000	27,597
Chevron Corp.
3.191%, 6/24/23	75,000	78,185
2.954%, 5/16/26	150,000	157,166
Chubb INA Holdings, Inc.
3.350%, 5/15/24	100,000	105,222
Cigna Corp.
4.500%, 3/15/21§	94,000	95,954
3.900%, 2/15/22§	94,000	97,283
4.125%, 11/15/25	50,000	54,032
3.400%, 3/1/27§	100,000	103,828
Cisco Systems, Inc.
2.200%, 2/28/21	50,000	50,218
Citibank NA
(ICE LIBOR USD 3 Month + 0.60%), 2.844%, 5/20/22 (k)	250,000	252,869
Citigroup, Inc.
4.500%, 1/14/22	100,000	104,797
3.875%, 10/25/23	100,000	105,837
3.750%, 6/16/24	150,000	159,575
3.300%, 4/27/25	65,000	68,124
3.200%, 10/21/26	100,000	104,047
(ICE LIBOR USD 3 Month + 1.56%), 3.887%, 1/10/28 (k)	100,000	107,218
(ICE LIBOR USD 3 Month + 1.34%), 3.980%, 3/20/30 (k)	100,000	109,188
(SOFR + 1.42%), 2.976%, 11/5/30 (k)	50,000	50,625
Clorox Co. (The)
3.500%, 12/15/24	100,000	105,736
Coca-Cola Co. (The)
3.200%, 11/1/23	100,000	104,898
2.125%, 9/6/29	100,000	97,299
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	38,000	45,912
Comcast Corp.
3.375%, 8/15/25	100,000	106,042
3.300%, 2/1/27	100,000	105,868
4.150%, 10/15/28	50,000	56,369
Comerica, Inc.
4.000%, 2/1/29	25,000	27,259
Commonwealth Edison Co.
3.400%, 9/1/21	150,000	152,866
2.550%, 6/15/26	100,000	101,232
Commonwealth of Massachusetts, General Obligation Bonds, Series 2010E
4.200%, 12/1/21	70,000	72,116
Conagra Brands, Inc.
3.200%, 1/25/23	54,000	55,439
4.850%, 11/1/28	50,000	57,215
Connecticut Light & Power Co. (The)
2.500%, 1/15/23	94,000	94,928
ConocoPhillips Co.
4.950%, 3/15/26	100,000	115,319
Constellation Brands, Inc.
4.750%, 12/1/25	100,000	111,158
Costco Wholesale Corp.
2.250%, 2/15/22	55,000	55,555
Crown Castle International Corp. (REIT)
4.450%, 2/15/26	100,000	109,924
CSX Corp.
3.350%, 11/1/25	100,000	105,419
CVS Health Corp.
3.700%, 3/9/23	100,000	104,059
3.875%, 7/20/25	133,000	141,568
2.875%, 6/1/26	50,000	50,629
4.300%, 3/25/28	125,000	136,600
3.250%, 8/15/29	50,000	50,918

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Deere & Co.
2.600%, 6/8/22	$38,000	$38,621
Dell International LLC
5.450%, 6/15/23§	100,000	108,756
6.020%, 6/15/26§	150,000	172,503
Digital Realty Trust LP (REIT)
3.600%, 7/1/29	50,000	51,797
Discover Financial Services
3.950%, 11/6/24	100,000	106,055
Discovery Communications LLC
4.375%, 6/15/21	38,000	39,182
3.800%, 3/13/24	100,000	105,290
3.900%, 11/15/24	100,000	106,496
Dollar Tree, Inc.
4.200%, 5/15/28	50,000	53,571
Dominion Energy Gas Holdings LLC
3.600%, 12/15/24	50,000	52,478
Dow Chemical Co. (The)
4.800%, 11/30/28	100,000	113,892
DTE Energy Co.
2.529%, 10/1/24 (e)	50,000	49,976
Duke Energy Corp.
3.950%, 10/15/23	100,000	106,296
Duke Energy Progress LLC
3.450%, 3/15/29	100,000	107,260
DuPont de Nemours, Inc.
4.725%, 11/15/28	50,000	56,632
Eastman Chemical Co.
3.600%, 8/15/22	75,000	77,503
Eaton Corp.
2.750%, 11/2/22	94,000	95,812
eBay, Inc.
3.600%, 6/5/27	100,000	104,686
Ecolab, Inc.
4.350%, 12/8/21	77,000	80,456
Emerson Electric Co.
2.625%, 2/15/23	94,000	95,978
Enable Midstream Partners LP
4.150%, 9/15/29	25,000	23,899
Energy Transfer Operating LP
4.650%, 6/1/21	150,000	153,606
4.050%, 3/15/25	100,000	105,141
5.250%, 4/15/29	50,000	56,127
Entergy Corp.
2.950%, 9/1/26	150,000	152,278
Enterprise Products Operating LLC
3.350%, 3/15/23	94,000	97,411
3.900%, 2/15/24	50,000	53,203
4.150%, 10/16/28	25,000	27,604
3.125%, 7/31/29	75,000	76,926
EOG Resources, Inc.
4.100%, 2/1/21	75,000	76,795
EPR Properties (REIT)
3.750%, 8/15/29	25,000	25,123
EQT Corp.
4.875%, 11/15/21	94,000	96,864
ERP Operating LP (REIT)
3.000%, 7/1/29	50,000	51,612
Essex Portfolio LP (REIT)
3.875%, 5/1/24	100,000	105,772
Evergy, Inc.
4.850%, 6/1/21	38,000	39,183
Expedia Group, Inc.
3.800%, 2/15/28	100,000	102,000
Exxon Mobil Corp.
2.397%, 3/6/22	100,000	101,387
3.176%, 3/15/24	100,000	104,983
FedEx Corp.
2.625%, 8/1/22	19,000	19,279
3.100%, 8/5/29	50,000	49,511
FFCB
2.850%, 9/20/21	475,000	484,700
FHLB
2.750%, 12/13/24	200,000	209,534
3.125%, 6/13/25	270,000	288,482
FHLMC
2.375%, 1/13/22	1,329,000	1,349,547
Fidelity National Information Services, Inc. 3.500%, 4/15/23	75,000	78,087
Fifth Third Bancorp
2.375%, 1/28/25	100,000	100,187
FirstEnergy Corp.
3.900%, 7/15/27	150,000	160,409
Fiserv, Inc.
4.750%, 6/15/21	56,000	58,163
3.200%, 7/1/26	50,000	51,748
3.500%, 7/1/29	50,000	52,521
Flex Ltd.
4.875%, 6/15/29	50,000	54,422
Florida Power & Light Co.
3.250%, 6/1/24	100,000	104,202
Flowserve Corp.
4.000%, 11/15/23	50,000	51,150
FNMA
2.625%, 1/11/22	285,000	290,866
2.625%, 9/6/24	250,000	260,238
Ford Motor Credit Co. LLC
3.200%, 1/15/21	200,000	200,900
3.350%, 11/1/22	200,000	201,952
Fox Corp.
4.709%, 1/25/29§	50,000	57,005
General Dynamics Corp.
3.875%, 7/15/21	38,000	38,938
2.250%, 11/15/22	56,000	56,628
General Electric Co.
5.300%, 2/11/21	76,000	78,415
2.700%, 10/9/22	75,000	75,752
3.100%, 1/9/23	75,000	76,670
General Mills, Inc.
4.200%, 4/17/28	75,000	83,308
General Motors Financial Co., Inc.
4.000%, 1/15/25	100,000	104,574
4.300%, 7/13/25	100,000	105,646
5.250%, 3/1/26	50,000	55,162
3.850%, 1/5/28	50,000	50,547
Georgia Power Co.
3.250%, 4/1/26	100,000	103,499
Gilead Sciences, Inc.
4.400%, 12/1/21	113,000	117,291
3.250%, 9/1/22	30,000	31,054
3.650%, 3/1/26	100,000	107,578
Global Payments, Inc.
3.200%, 8/15/29	50,000	50,917

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
GLP Capital LP (REIT)
5.300%, 1/15/29	$75,000	$83,446
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 0.82%), 2.876%, 10/31/22 (k)	250,000	253,340
3.625%, 1/22/23	56,000	58,288
3.850%, 7/8/24	150,000	159,196
4.250%, 10/21/25	75,000	81,380
3.750%, 2/25/26	30,000	31,996
3.500%, 11/16/26	150,000	157,178
(ICE LIBOR USD 3 Month + 1.51%), 3.691%, 6/5/28 (k)	100,000	106,122
Halliburton Co.
3.800%, 11/15/25	150,000	160,389
Hasbro, Inc.
3.550%, 11/19/26	50,000	50,315
HCA, Inc.
5.250%, 6/15/26	100,000	111,725
Healthpeak Properties, Inc. (REIT)
3.400%, 2/1/25	100,000	104,283
Hewlett Packard Enterprise Co.
4.900%, 10/15/25 (e)	100,000	111,274
Home Depot, Inc. (The)
2.625%, 6/1/22	75,000	76,468
2.125%, 9/15/26	25,000	24,867
2.950%, 6/15/29	50,000	51,955
HP, Inc.
4.050%, 9/15/22	100,000	104,446
Humana, Inc.
3.950%, 3/15/27	100,000	107,603
Huntsman International LLC
4.500%, 5/1/29	50,000	53,052
IHS Markit Ltd.
4.250%, 5/1/29	50,000	53,687
Illinois Tool Works, Inc.
3.500%, 3/1/24	100,000	105,701
Ingersoll-Rand Luxembourg Finance SA
3.800%, 3/21/29	50,000	53,506
Intel Corp.
3.300%, 10/1/21	94,000	96,425
2.700%, 12/15/22	75,000	76,837
3.150%, 5/11/27 (x)	100,000	105,918
International Business Machines Corp.
2.850%, 5/13/22	150,000	153,309
3.625%, 2/12/24	150,000	158,832
3.500%, 5/15/29	100,000	107,519
International Game Technology plc
6.250%, 2/15/22 (m)	250,000	263,197
International Paper Co.
3.650%, 6/15/24	100,000	105,393
Jefferies Financial Group, Inc.
5.500%, 10/18/23	50,000	54,371
JM Smucker Co. (The)
3.000%, 3/15/22	135,000	137,466
John Deere Capital Corp.
3.050%, 1/6/28	100,000	104,406
Johnson & Johnson
2.450%, 12/5/21	100,000	101,644
2.050%, 3/1/23	25,000	25,199
3.375%, 12/5/23	50,000	53,086
JPMorgan Chase & Co.
3.200%, 1/25/23	131,000	135,711
(ICE LIBOR USD 3 Month + 0.70%), 3.207%, 4/1/23 (k)	250,000	256,155
3.625%, 5/13/24	100,000	105,971
3.875%, 9/10/24	150,000	159,840
(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25 (k)	100,000	103,592
3.300%, 4/1/26	100,000	105,080
(ICE LIBOR USD 3 Month + 1.34%), 3.782%, 2/1/28 (k)	100,000	107,533
(ICE LIBOR USD 3 Month + 0.95%), 3.509%, 1/23/29 (k)	150,000	158,901
(ICE LIBOR USD 3 Month + 1.26%), 4.203%, 7/23/29 (k)	100,000	111,366
(SOFR + 1.51%), 2.739%, 10/15/30 (k)	100,000	100,094
Keurig Dr Pepper, Inc. 4.597%, 5/25/28	100,000	112,569
KeyCorp 5.100%, 3/24/21	75,000	77,793
2.550%, 10/1/29	50,000	48,952
Kinder Morgan, Inc. 4.300%, 3/1/28	100,000	108,927
KLA Corp. 4.125%, 11/1/21	90,000	92,939
Kraft Heinz Foods Co. 4.625%, 1/30/29	50,000	54,874
Kroger Co. (The) 4.500%, 1/15/29	25,000	28,072
L3Harris Technologies, Inc. 4.950%, 2/15/21§	56,000	57,289
4.400%, 6/15/28§	50,000	55,589
Laboratory Corp. of America Holdings 3.200%, 2/1/22	50,000	51,050
Lam Research Corp. 3.800%, 3/15/25	30,000	32,155
Las Vegas Sands Corp. 3.900%, 8/8/29	50,000	52,077
Lazard Group LLC 4.375%, 3/11/29	50,000	54,579
Lear Corp. 4.250%, 5/15/29	50,000	51,364
Liberty Property LP (REIT) 4.125%, 6/15/22	56,000	58,608
Lockheed Martin Corp. 3.550%, 1/15/26	100,000	107,195
Lowe’s Cos., Inc. 3.375%, 9/15/25	100,000	105,381
LyondellBasell Industries NV 6.000%, 11/15/21	200,000	212,501
Macy’s Retail Holdings, Inc. 3.625%, 6/1/24	100,000	100,733
Marathon Oil Corp. 2.800%, 11/1/22	75,000	76,267
Marathon Petroleum Corp. 5.125%, 3/1/21	94,000	97,258
5.125%, 12/15/26	50,000	56,760
Marriott International, Inc. 3.125%, 10/15/21	100,000	101,316
Marsh & McLennan Cos., Inc. 3.500%, 6/3/24	100,000	104,606

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Mastercard, Inc. 2.950%, 6/1/29	$50,000	$52,081
McDonald’s Corp. 3.250%, 6/10/24	150,000	157,430
Medtronic, Inc. 3.150%, 3/15/22	55,000	56,540
3.500%, 3/15/25	73,000	78,102
Merck & Co., Inc. 2.350%, 2/10/22	30,000	30,462
2.750%, 2/10/25	150,000	155,515
MetLife, Inc. 4.368%, 9/15/23 (e)	150,000	162,293
Micron Technology, Inc. 5.327%, 2/6/29	50,000	57,275
Microsoft Corp. 2.375%, 2/12/22	60,000	60,857
2.650%, 11/3/22	75,000	76,931
2.125%, 11/15/22	100,000	101,138
2.000%, 8/8/23	90,000	90,600
3.300%, 2/6/27	250,000	267,896
Mid-America Apartments LP (REIT) 3.950%, 3/15/29	50,000	54,187
Molson Coors Brewing Co. 3.000%, 7/15/26	100,000	100,362
Moody’s Corp. 4.500%, 9/1/22	19,000	20,164
Morgan Stanley 5.750%, 1/25/21	188,000	195,350
2.500%, 4/21/21	100,000	100,632
3.750%, 2/25/23	56,000	58,575
4.100%, 5/22/23	100,000	105,637
4.000%, 7/23/25	100,000	108,007
3.125%, 7/27/26	100,000	103,033
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)	100,000	106,030
(ICE LIBOR USD 3 Month + 1.14%), 3.772%, 1/24/29 (k)	100,000	107,571
(ICE LIBOR USD 3 Month + 1.63%), 4.431%, 1/23/30 (k)	50,000	56,382
Mosaic Co. (The) 4.250%, 11/15/23	100,000	106,525
Motorola Solutions, Inc. 3.750%, 5/15/22	32,000	33,212
4.600%, 5/23/29	50,000	55,289
MPLX LP 4.500%, 7/15/23	50,000	53,065
4.875%, 6/1/25	50,000	54,623
4.800%, 2/15/29	50,000	54,630
MUFG Americas Holdings Corp. 3.000%, 2/10/25	120,000	121,933
Mylan NV 3.950%, 6/15/26	50,000	52,101
National Fuel Gas Co. 3.950%, 9/15/27	100,000	101,645
National Oilwell Varco, Inc. 2.600%, 12/1/22	32,000	32,343
National Retail Properties, Inc. (REIT) 3.900%, 6/15/24	100,000	105,879
National Rural Utilities Cooperative Finance Corp. 3.400%, 2/7/28	100,000	105,403
NBCUniversal Media LLC 4.375%, 4/1/21	150,000	154,666
NetApp, Inc. 3.375%, 6/15/21	100,000	101,621
Newmont Goldcorp Corp. 3.625%, 6/9/21	100,000	101,718
3.500%, 3/15/22	94,000	96,721
NextEra Energy Capital Holdings, Inc. 3.500%, 4/1/29	100,000	105,605
NiSource, Inc. 2.950%, 9/1/29	50,000	49,794
Norfolk Southern Corp.
2.550%, 11/1/29	50,000	49,636
Northrop Grumman Corp.
3.500%, 3/15/21	19,000	19,333
3.250%, 1/15/28	100,000	104,230
Occidental Petroleum Corp.
2.700%, 2/15/23	94,000	94,824
5.550%, 3/15/26	100,000	113,967
3.500%, 8/15/29	50,000	50,990
Omega Healthcare Investors, Inc. (REIT)
4.375%, 8/1/23 (x)	100,000	105,744
Omnicom Group, Inc.
3.625%, 5/1/22	19,000	19,648
ONEOK, Inc.
4.350%, 3/15/29	50,000	54,317
Oracle Corp.
2.500%, 5/15/22	100,000	101,496
2.500%, 10/15/22	75,000	76,227
2.400%, 9/15/23	100,000	101,519
2.650%, 7/15/26	100,000	102,080
3.250%, 11/15/27	150,000	158,638
O’Reilly Automotive, Inc.
3.900%, 6/1/29	75,000	81,488
Parker-Hannifin Corp.
3.300%, 11/21/24	100,000	104,049
PayPal Holdings, Inc.
2.850%, 10/1/29	50,000	50,087
PepsiCo, Inc.
3.000%, 10/15/27	250,000	263,603
Pfizer, Inc.
2.200%, 12/15/21	100,000	100,785
3.000%, 12/15/26	150,000	157,514
Philip Morris International, Inc.
3.600%, 11/15/23	50,000	52,638
3.125%, 3/2/28	100,000	103,053
Plains All American Pipeline LP
3.850%, 10/15/23	100,000	103,575
PNC Bank NA
2.625%, 2/17/22‡	250,000	253,423
PNC Financial Services Group, Inc. (The)
3.900%, 4/29/24‡	150,000	159,944
PPG Industries, Inc.
2.800%, 8/15/29	50,000	50,133
PPL Capital Funding, Inc.
4.200%, 6/15/22	47,000	49,089
Precision Castparts Corp.
2.500%, 1/15/23	38,000	38,545
Progress Energy, Inc.
4.400%, 1/15/21	94,000	95,835

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Progressive Corp. (The)
3.750%, 8/23/21	$56,000	$57,644
Prudential Financial, Inc.
(ICE LIBOR USD 3 Month + 4.18%), 5.875%, 9/15/42 (k)	100,000	107,500
(ICE LIBOR USD 3 Month + 2.67%), 5.700%, 9/15/48 (k)	50,000	57,250
Puget Energy, Inc.
3.650%, 5/15/25	50,000	51,684
QUALCOMM, Inc.
3.450%, 5/20/25	100,000	105,956
Realty Income Corp. (REIT)
3.250%, 10/15/22	56,000	57,731
3.250%, 6/15/29	50,000	52,990
Regency Centers LP (REIT)
2.950%, 9/15/29	25,000	24,914
Reinsurance Group of America, Inc.
4.700%, 9/15/23	50,000	54,006
Republic Services, Inc.
5.250%, 11/15/21	94,000	99,607
Roper Technologies, Inc.
3.125%, 11/15/22	75,000	77,008
Ryder System, Inc.
2.900%, 12/1/26	50,000	50,263
Sabine Pass Liquefaction LLC
5.875%, 6/30/26	150,000	171,754
San Diego Gas & Electric Co.
3.600%, 9/1/23	100,000	104,286
Santander Holdings USA, Inc.
4.400%, 7/13/27	100,000	107,786
Seagate HDD Cayman
4.750%, 6/1/23	9,000	9,567
4.750%, 1/1/25	25,000	26,775
Sempra Energy
3.400%, 2/1/28	100,000	103,554
Service Properties Trust (REIT)
4.500%, 3/15/25	100,000	102,937
4.750%, 10/1/26	25,000	25,601
Sherwin-Williams Co. (The)
2.750%, 6/1/22	57,000	57,893
2.950%, 8/15/29	50,000	50,509
Shire Acquisitions Investments Ireland DAC
3.200%, 9/23/26	100,000	103,056
Simon Property Group LP (REIT)
3.300%, 1/15/26	100,000	105,234
SITE Centers Corp. (REIT)
3.625%, 2/1/25	100,000	102,323
Southern California Edison Co.
3.875%, 6/1/21	19,000	19,406
4.200%, 3/1/29	50,000	55,218
Southwestern Electric Power Co.
4.100%, 9/15/28	25,000	27,349
Spirit Realty LP (REIT)
3.200%, 1/15/27	25,000	25,061
Stanley Black & Decker, Inc.
2.900%, 11/1/22	56,000	57,355
Starbucks Corp.
3.850%, 10/1/23	50,000	53,034
3.550%, 8/15/29	50,000	54,221
State of California
5.700%, 11/1/21	100,000	107,038
State of California Federally Taxable General Obligation Bonds Various Purpose
3.375%, 4/1/25	50,000	53,096
State Street Corp.
3.300%, 12/16/24	65,000	68,400
Stryker Corp.
3.500%, 3/15/26	100,000	105,736
Synchrony Financial
3.750%, 8/15/21	50,000	51,153
4.500%, 7/23/25	100,000	108,260
Sysco Corp.
3.750%, 10/1/25	100,000	107,241
TD Ameritrade Holding Corp.
2.950%, 4/1/22	100,000	102,348
Textron, Inc.
4.300%, 3/1/24	100,000	106,173
Thermo Fisher Scientific, Inc.
3.000%, 4/15/23	100,000	102,733
Toyota Motor Credit Corp.
3.300%, 1/12/22	94,000	96,641
Transcontinental Gas Pipe Line Co. LLC
7.850%, 2/1/26	50,000	63,959
Truist Financial Corp.
2.750%, 4/1/22	250,000	254,224
TWDC Enterprises 18 Corp.
2.300%, 2/12/21 (x)	80,000	80,528
3.750%, 6/1/21	19,000	19,531
3.000%, 2/13/26	100,000	105,259
Tyson Foods, Inc.
4.500%, 6/15/22	75,000	79,179
4.350%, 3/1/29	50,000	56,461
U.S. Treasury Bonds
8.125%, 5/15/21	300,000	326,311
7.125%, 2/15/23 (x)	788,000	920,359
7.500%, 11/15/24	500,000	634,868
6.000%, 2/15/26	990,000	1,232,270
6.500%, 11/15/26	150,000	195,533
6.375%, 8/15/27	300,000	396,916
6.125%, 11/15/27	250,000	328,442
5.500%, 8/15/28	300,000	386,206
5.250%, 11/15/28	1,050,000	1,337,151
U.S. Treasury Notes
1.375%, 1/31/21	450,000	448,737
2.125%, 1/31/21	750,000	753,840
2.000%, 2/28/21	1,700,000	1,706,978
2.250%, 3/31/21	3,500,000	3,526,531
2.250%, 4/30/21	1,700,000	1,714,439
3.125%, 5/15/21	946,000	965,324
1.375%, 5/31/21	500,000	498,467
2.000%, 5/31/21	3,000,000	3,016,649
1.125%, 6/30/21	1,000,000	993,128
2.125%, 6/30/21	1,000,000	1,007,876
2.250%, 7/31/21	1,177,600	1,189,513
2.125%, 8/15/21	688,000	693,715
2.000%, 8/31/21	2,250,000	2,264,807
2.125%, 9/30/21	850,000	857,535
1.500%, 10/31/21 (x)	1,750,000	1,747,721
2.000%, 10/31/21	300,000	302,226
2.000%, 11/15/21	922,000	929,227
1.750%, 11/30/21	800,000	802,437
1.875%, 11/30/21	1,700,000	1,709,760

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
2.000%, 12/31/21	$1,300,000	$1,310,408
1.750%, 2/28/22	688,000	690,583
1.875%, 2/28/22	800,000	804,909
1.750%, 3/31/22	600,000	602,252
1.750%, 4/30/22	700,000	702,653
1.875%, 4/30/22	400,000	402,626
1.750%, 5/15/22	364,000	365,367
1.750%, 5/31/22	500,000	501,972
1.750%, 6/30/22	400,000	401,671
2.125%, 6/30/22	900,000	911,882
1.875%, 7/31/22	1,400,000	1,409,960
2.000%, 7/31/22	400,000	404,128
1.625%, 8/15/22	1,003,000	1,003,946
1.625%, 8/31/22	900,000	900,773
1.875%, 8/31/22	1,000,000	1,007,304
1.750%, 9/30/22	450,000	451,825
1.875%, 10/31/22	700,000	705,204
1.625%, 11/15/22	376,000	376,252
2.000%, 11/30/22	500,000	505,664
2.125%, 12/31/22	350,000	355,318
1.750%, 1/31/23	900,000	903,700
2.000%, 2/15/23	500,000	505,836
2.625%, 2/28/23	1,000,000	1,030,969
1.500%, 3/31/23	500,000	498,163
2.500%, 3/31/23	1,200,000	1,233,275
1.750%, 5/15/23	1,700,000	1,706,510
2.750%, 5/31/23	800,000	829,566
1.375%, 6/30/23	500,000	495,680
2.750%, 7/31/23	1,200,000	1,246,216
2.500%, 8/15/23	350,000	360,503
1.375%, 8/31/23	300,000	297,234
2.750%, 8/31/23	600,000	623,493
1.375%, 9/30/23	1,400,000	1,386,379
1.625%, 10/31/23	750,000	749,379
2.875%, 10/31/23	685,500	716,473
2.750%, 11/15/23	1,350,000	1,405,063
2.125%, 11/30/23	400,000	407,142
2.250%, 1/31/24	750,000	767,399
2.750%, 2/15/24	2,450,000	2,555,632
2.125%, 3/31/24	300,000	305,576
2.500%, 5/15/24	2,300,000	2,380,009
1.750%, 6/30/24	1,800,000	1,805,634
2.000%, 6/30/24	2,550,000	2,585,259
1.750%, 7/31/24	750,000	752,375
2.375%, 8/15/24	1,750,000	1,803,581
1.500%, 9/30/24	1,000,000	991,645
2.125%, 9/30/24	2,500,000	2,549,873
1.500%, 10/31/24	650,000	644,538
2.250%, 11/15/24	710,000	728,603
2.500%, 1/31/25	1,500,000	1,558,728
2.000%, 2/15/25	1,750,000	1,775,236
2.750%, 2/28/25	300,000	315,498
2.000%, 8/15/25	600,000	608,109
2.250%, 11/15/25	1,150,000	1,181,204
1.625%, 2/15/26	1,400,000	1,387,348
1.625%, 5/15/26	130,000	128,661
1.500%, 8/15/26	900,000	882,504
1.625%, 10/31/26	1,250,000	1,234,302
2.000%, 11/15/26	800,000	809,084
2.250%, 2/15/27	1,750,000	1,799,284
2.375%, 5/15/27	800,000	829,776
2.250%, 8/15/27	2,050,000	2,108,341
2.250%, 11/15/27	2,800,000	2,879,976
2.750%, 2/15/28	800,000	852,938
2.875%, 5/15/28	1,850,000	1,992,642
2.875%, 8/15/28	975,000	1,051,584
3.125%, 11/15/28	400,000	440,134
2.625%, 2/15/29	634,000	672,300
1.625%, 8/15/29	1,250,000	1,218,784
Union Pacific Corp.
3.700%, 3/1/29	100,000	109,115
United Parcel Service, Inc.
3.125%, 1/15/21	75,000	75,907
3.400%, 3/15/29	50,000	53,567
United Technologies Corp.
3.100%, 6/1/22	56,000	57,467
3.950%, 8/16/25	150,000	163,387
UnitedHealth Group, Inc.
2.875%, 12/15/21	45,000	45,818
3.750%, 7/15/25	100,000	107,982
2.875%, 8/15/29	75,000	77,078
US Bancorp
3.600%, 9/11/24	150,000	159,856
3.900%, 4/26/28	100,000	110,846
Valero Energy Corp.
4.000%, 4/1/29	100,000	107,708
Ventas Realty LP (REIT)
3.750%, 5/1/24	150,000	157,577
Verizon Communications, Inc.
2.946%, 3/15/22	102,000	104,298
3.376%, 2/15/25	148,000	156,456
3.875%, 2/8/29	75,000	82,683
ViacomCBS, Inc.
3.875%, 12/15/21	75,000	77,068
2.900%, 1/15/27	100,000	100,386
Virginia Electric & Power Co. 2.950%, 11/15/26	100,000	103,147
Visa, Inc. 2.800%, 12/14/22	175,000	179,928
Voya Financial, Inc. 3.650%, 6/15/26	100,000	105,146
Walgreen Co. 3.100%, 9/15/22	19,000	19,380
Walgreens Boots Alliance, Inc. 3.300%, 11/18/21	100,000	101,882
3.450%, 6/1/26	50,000	50,718
Walmart, Inc. 2.650%, 12/15/24	100,000	103,153
2.375%, 9/24/29	50,000	49,842
Walt Disney Co. (The) 3.700%, 10/15/25	100,000	108,057
Waste Management, Inc. 3.450%, 6/15/29	50,000	53,397
Wells Fargo & Co. 3.500%, 3/8/22	56,000	57,753
3.450%, 2/13/23	94,000	97,354
3.750%, 1/24/24	100,000	105,674
3.300%, 9/9/24	100,000	104,595
3.550%, 9/29/25	100,000	105,853
3.000%, 4/22/26	150,000	154,059
4.300%, 7/22/27	100,000	109,168

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
(ICE LIBOR USD 3 Month + 1.17%), 2.879%, 10/30/30 (k)	$50,000	$50,319
Wells Fargo Bank NA
(ICE LIBOR USD 3 Month + 0.65%), 2.082%, 9/9/22 (k)	250,000	250,269
Welltower, Inc. (REIT) 4.250%, 4/1/26	100,000	108,499
Westinghouse Air Brake Technologies Corp. 4.950%, 9/15/28 (e)	75,000	82,509
Williams Cos., Inc. (The) 4.000%, 9/15/25	100,000	105,684
Wisconsin Electric Power Co. 2.950%, 9/15/21	75,000	76,023
Wisconsin Power & Light Co. 3.000%, 7/1/29	50,000	51,400
WRKCo., Inc. 4.900%, 3/15/29	100,000	113,374
Zimmer Biomet Holdings, Inc. 3.150%, 4/1/22	100,000	102,297
Zoetis, Inc. 3.250%, 2/1/23	85,000	87,784

Total United States		145,459,995

Uruguay (0.1%)
Republic of Uruguay 4.500%, 8/14/24	150,000	162,280

Total Long Term Debt Securities (98.8%) (Cost $265,412,321)		270,939,607

SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.5%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,132,296, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,154,833. (xx)	1,132,189	1,132,189
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $37,679, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $38,429. (xx)	37,675	37,675
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $29,195, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $29,775. (xx)	29,191	29,191
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $200,062, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $204,000. (xx)	200,000	200,000

Total Repurchase Agreements		1,399,055

Total Short-Term Investments (0.5%) (Cost $1,399,055)		1,399,055

Total Investments in Securities (99.3%) (Cost $266,811,376)		272,338,662
Other Assets Less Liabilities (0.7%)		1,791,207

Net Assets (100%)		$274,129,869

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2019, the market value of these securities amounted to $8,717,693 or 3.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2019. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $25,795,642 or 9.4% of net assets.

(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $3,144,111. This was collateralized by $1,809,547 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/16/20 - 11/15/49 and by cash of $1,399,055 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Glossary:

AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— European Currency Unit
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
HUF	— Hungarian Forint
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
JPY	— Japanese Yen
KRW	— Korean (South) Won
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
PLN	— Polish Zloty
REIT	— Real Estate Investment Trust
RON	— Romanian Leu
RUB	— Russian Ruble
SGD	— Singapore Dollar
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar
ZAR	— South African Rand

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
CORPORATE BONDS:
Financials
Banks
PNC Bank NA 2.625%, 2/17/22	250,000	243,757	—	(550)	—	10,216	253,423	6,537	—
PNC Financial Services Group, Inc. (The) 3.900%, 4/29/24	150,000	148,404	—	(1,013)	—	12,553	159,944	5,815	—

Total		392,161	—	(1,563)	—	22,769	413,367	12,352	—

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
MXN	2,700,000	USD	142,024	JPMorgan Chase Bank	1/7/2020	700
GBP	5,300,000	USD	6,692,116	JPMorgan Chase Bank	1/9/2020	329,490
IDR	22,880,000,000	USD	1,624,885	State Street Bank & Trust**	1/23/2020	20,187
PLN	8,400,000	USD	2,136,915	JPMorgan Chase Bank	1/28/2020	77,349
USD	3,324,050	HUF	972,000,000	JPMorgan Chase Bank	2/6/2020	24,113
EUR	14,000,000	USD	15,625,820	JPMorgan Chase Bank	3/9/2020	142,898
EUR	13,900,000	USD	15,640,544	JPMorgan Chase Bank	3/17/2020	23,731
JPY	1,260,000,000	USD	11,562,412	JPMorgan Chase Bank	3/19/2020	84,387

Total unrealized appreciation						702,855

MXN	3,750,000	USD	198,713	JPMorgan Chase Bank	1/7/2020	(485)
USD	5,532,686	MXN	107,000,000	JPMorgan Chase Bank	1/7/2020	(123,419)
USD	321,197	GBP	250,000	JPMorgan Chase Bank	1/9/2020	(10,011)
USD	3,192,758	IDR	45,500,000,000	State Street Bank & Trust**	1/23/2020	(78,692)
USD	5,212,907	NOK	47,725,000	JPMorgan Chase Bank	1/27/2020	(223,802)
USD	5,481,856	PLN	21,050,000	JPMorgan Chase Bank	1/28/2020	(66,985)
USD	1,578,775	SGD	2,150,000	JPMorgan Chase Bank	2/26/2020	(20,520)
USD	11,222,252	CAD	14,935,000	JPMorgan Chase Bank	2/27/2020	(281,489)
JPY	760,000,000	USD	7,017,006	JPMorgan Chase Bank	2/28/2020	(172)
USD	3,167,673	ZAR	47,100,000	JPMorgan Chase Bank	3/9/2020	(166,004)

Total unrealized depreciation						(971,579)

Net unrealized depreciation						(268,724)

**	Non-deliverable forward.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Long Term Investments
Australia	$—	$3,222,560	$—	$3,222,560
Austria	—	249,234	—	249,234
Belgium	—	388,460	—	388,460
Brazil	—	112,688	—	112,688
Canada	—	19,064,592	—	19,064,592
Chile	—	210,375	—	210,375
China	—	1,253,174	—	1,253,174
Colombia	—	316,249	—	316,249
Denmark	—	114,516	—	114,516
France	—	1,698,786	—	1,698,786
Germany	—	6,109,276	—	6,109,276
Hungary	—	3,564,610	—	3,564,610
Indonesia	—	3,458,085	—	3,458,085
Ireland	—	206,326	—	206,326
Italy	—	7,016,992	—	7,016,992
Japan	—	14,495,028	—	14,495,028
Luxembourg	—	51,952	—	51,952
Malaysia	—	5,313,570	—	5,313,570
Mexico	—	6,364,336	—	6,364,336
Netherlands	—	1,195,901	—	1,195,901
Norway	—	5,417,818	—	5,417,818
Panama	—	212,687	—	212,687
Philippines	—	141,437	—	141,437
Poland	—	3,415,481	—	3,415,481
Romania	—	3,037,257	—	3,037,257
Russia	—	2,207,034	—	2,207,034
Singapore	—	3,243,872	—	3,243,872
South Africa	—	3,281,730	—	3,281,730
South Korea	—	2,781,349	—	2,781,349
Spain	—	5,938,830	—	5,938,830
Supranational	—	12,033,014	—	12,033,014
Sweden	—	202,781	—	202,781
Switzerland	—	894,346	—	894,346
United Kingdom	—	8,102,986	—	8,102,986
United States	—	145,459,995	—	145,459,995
Uruguay	—	162,280	—	162,280
Forward Currency Contracts	—	702,855	—	702,855
Short-Term Investments
Repurchase Agreements	—	1,399,055	—	1,399,055

Total Assets	$—	$273,041,517	$—	$273,041,517

Liabilities:
Forward Currency Contracts	$—	$(971,579)	$—	$(971,579)

Total Liabilities	$—	$(971,579)	$—	$(971,579)

Total	$—	$272,069,938	$—	$272,069,938

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$702,855

Total		$702,855

	Liability Derivatives
Foreign exchange contracts	Payables	$(971,579)

Total		$(971,579)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$106,993	$106,993

Total	$106,993	$106,993

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(1,869,993)	$(1,869,993)

Total	$(1,869,993)	$(1,869,993)

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $105,990,000 during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$682,668	$(682,668)	$—	$—
State Street Bank & Trust	20,187	(20,187)	—	—

Total	$702,855	$(702,855)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
JPMorgan Chase Bank	$892,887	$(682,668)	$—	$210,219
State Street Bank & Trust	78,692	(20,187)	—	58,505

Total	$971,579	$(702,855)	$—	$268,724

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$184,236,853
Long-term U.S. government debt securities	35,686,711

$219,923,564

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$190,365,285
Long-term U.S. government debt securities	32,187,520

$222,552,805

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,657,464
Aggregate gross unrealized depreciation	(2,230,495)

Net unrealized appreciation	$5,426,969

Federal income tax cost of investments in securities and derivative instruments, if applicable	$266,642,969

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $405,702)	$413,367
Unaffiliated Issuers (Cost $265,006,619)	270,526,240
Repurchase Agreements (Cost $1,399,055)	1,399,055
Cash	1,355,275
Foreign cash (Cost $189,299)	194,111
Receivable for securities sold	1,908,879
Dividends, interest and other receivables	1,879,910
Unrealized appreciation on forward foreign currency contracts	702,855
Receivable for Portfolio shares sold	40,877
Securities lending income receivable	256
Other assets	1,131

Total assets	278,421,956

LIABILITIES
Payable for securities purchased	1,553,833
Payable for return of collateral on securities loaned	1,399,055
Unrealized depreciation on forward foreign currency contracts	971,579
Investment management fees payable	108,583
Payable for Portfolio shares redeemed	74,109
Administrative fees payable	28,546
Distribution fees payable – Class IB	14,007
Distribution fees payable – Class IA	2,407
Accrued expenses	139,968

Total liabilities	4,292,087

NET ASSETS	$274,129,869

Net assets were comprised of:
Paid in capital	$271,016,691
Total distributable earnings (loss)	3,113,178

Net assets	$274,129,869

Class IA
Net asset value, offering and redemption price per share, $11,412,432 / 1,232,057 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.26

Class IB
Net asset value, offering and redemption price per share, $66,227,551 / 7,165,189 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.24

Class K
Net asset value, offering and redemption price per share, $196,489,886 / 21,058,051 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.33

(x)	Includes value of securities on loan of $3,144,111.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest ($12,352 interest income received from affiliates) (net of $49,667 foreign withholding tax)	$7,766,285
Securities lending (net)	18,812

Total income	7,785,097

EXPENSES
Investment management fees	1,512,977
Administrative fees	338,832
Distribution fees – Class IB	166,628
Custodian fees	112,000
Professional fees	80,891
Printing and mailing expenses	37,700
Distribution fees – Class IA	29,555
Trustees’ fees	8,803
Tax expense	609
Miscellaneous	11,611

Gross expenses	2,299,606
Less: Waiver from investment manager	(176,943)

Net expenses	2,122,663

NET INVESTMENT INCOME (LOSS)	5,662,434

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	420,482
Forward foreign currency contracts	106,993
Foreign currency transactions	64,679

Net realized gain (loss)	592,154

Change in unrealized appreciation (depreciation) on:
Investments in securities ($22,769 of change in unrealized appreciation (depreciation) from affiliates)	12,735,727
Forward foreign currency contracts	(1,869,993)
Foreign currency translations	12,912

Net change in unrealized appreciation (depreciation)	10,878,646

NET REALIZED AND UNREALIZED GAIN (LOSS)	11,470,800

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,133,234

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,662,434	$6,044,028
Net realized gain (loss)	592,154	(3,886,123)
Net change in unrealized appreciation (depreciation)	10,878,646	(6,721,082)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,133,234	(4,563,177)

Distributions to shareholders:
Class IA	(165,175)	(158,936)
Class IB	(963,724)	(883,077)
Class K	(3,311,435)	(2,990,068)

Total distributions to shareholders	(4,440,334)	(4,032,081)

Tax return of capital:
Class IA	—	(6,044)
Class IB	—	(33,582)
Class K	—	(113,708)

Total	—	(153,334)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 110,243 and 169,251 shares, respectively ]	1,005,761	1,520,820
Capital shares issued in reinvestment of dividends [ 17,866 and 18,929 shares, respectively ]	165,175	164,980
Capital shares repurchased [ (261,837) and (253,115) shares, respectively ]	(2,403,367)	(2,266,433)

Total Class IA transactions	(1,232,431)	(580,633)

Class IB
Capital shares sold [ 568,075 and 788,240 shares, respectively ]	5,177,580	7,074,512
Capital shares issued in reinvestment of dividends [ 104,469 and 105,396 shares, respectively ]	963,724	916,659
Capital shares repurchased [ (1,048,342) and (1,244,533) shares, respectively ]	(9,569,586)	(11,105,848)

Total Class IB transactions	(3,428,282)	(3,114,677)

Class K
Capital shares sold [ 2,235,920 and 905,936 shares, respectively ]	20,364,070	8,240,438
Capital shares issued in reinvestment of dividends [ 355,626 and 353,425 shares, respectively ]	3,311,435	3,103,776
Capital shares repurchased [ (2,508,770) and (3,161,658) shares, respectively ]	(23,231,548)	(28,456,415)

Total Class K transactions	443,957	(17,112,201)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(4,216,756)	(20,807,511)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,476,144	(29,556,103)
NET ASSETS:
Beginning of year	265,653,725	295,209,828

End of year	$274,129,869	$265,653,725

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.85	$9.12	$8.72	$8.85	$9.22

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.18	0.15	0.14	0.15
Net realized and unrealized gain (loss)	0.38	(0.33)	0.25	(0.08)	(0.51)

Total from investment operations	0.55	(0.15)	0.40	0.06	(0.36)

Less distributions:
Dividends from net investment income	(0.07)	(0.12)	— #	(0.17)	— #
Distributions from net realized gains	(0.07)	—	—	(0.02)	(0.01)
Return of capital	—	— #	—	—	—

Total dividends and distributions	(0.14)	(0.12)	— #	(0.19)	(0.01)

Net asset value, end of year	$9.26	$8.85	$9.12	$8.72	$8.85

Total return	6.18%	(1.60)%	4.63%	0.71%	(3.84)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,412	$12,088	$13,053	$15,114	$15,670
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.95%	0.95%	0.98%	1.00%
Before waivers (f)	1.01%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.88%	1.97%	1.70%	1.51%	1.63%
Before waivers (f)	1.82%	1.92%	1.64%	1.49%	1.63%
Portfolio turnover rate^	82%	45%	44%	44%	71%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.83	$9.10	$8.70	$8.83	$9.20

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.18	0.15	0.14	0.15
Net realized and unrealized gain (loss)	0.38	(0.33)	0.25	(0.08)	(0.51)

Total from investment operations	0.55	(0.15)	0.40	0.06	(0.36)

Less distributions:
Dividends from net investment income	(0.07)	(0.12)	— #	(0.17)	— #
Distributions from net realized gains	(0.07)	—	—	(0.02)	(0.01)
Return of capital	—	— #	—	—	—

Total dividends and distributions	(0.14)	(0.12)	— #	(0.19)	(0.01)

Net asset value, end of year	$9.24	$8.83	$9.10	$8.70	$8.83

Total return	6.19%	(1.60)%	4.64%	0.70%	(3.85)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$66,228	$66,598	$71,850	$71,048	$76,454
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.95%	0.95%	0.98%	1.00%
Before waivers (f)	1.01%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.88%	1.97%	1.70%	1.51%	1.63%
Before waivers (f)	1.82%	1.92%	1.65%	1.49%	1.63%
Portfolio turnover rate^	82%	45%	44%	44%	71%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.91	$9.19	$8.77	$8.90	$9.24

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.20	0.18	0.16	0.17
Net realized and unrealized gain (loss)	0.38	(0.34)	0.24	(0.07)	(0.50)

Total from investment operations	0.58	(0.14)	0.42	0.09	(0.33)

Less distributions:
Dividends from net investment income	(0.09)	(0.14)	— #	(0.20)	— #
Distributions from net realized gains	(0.07)	—	—	(0.02)	(0.01)
Return of capital	—	— #	—	—	—

Total dividends and distributions	(0.16)	(0.14)	— #	(0.22)	(0.01)

Net asset value, end of year	$9.33	$8.91	$9.19	$8.77	$8.90

Total return	6.51%	(1.40)%	4.83%	0.97%	(3.51)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$196,490	$186,968	$210,307	$220,473	$231,834
Ratio of expenses to average net assets:
After waivers (f)	0.70%	0.70%	0.70%	0.73%	0.75%
Before waivers (f)	0.76%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.13%	2.22%	1.95%	1.76%	1.87%
Before waivers (f)	2.06%	2.17%	1.90%	1.74%	1.87%
Portfolio turnover rate^	82%	45%	44%	44%	71%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Morgan Stanley Investment Management, Inc.

➢	Invesco Advisers, Inc. (Effective May 24, 2019, Invesco Advisers, Inc. (Invesco) replaced Oppenheimer Funds, Inc. as sub-adviser to the Portfolio).

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	25.24%	7.33%	7.18%
Portfolio – Class IB Shares	25.31	7.33	7.13
Portfolio – Class K Shares*	25.53	7.60	8.87
Volatility Managed Index – Global Blend	26.30	8.28	9.14
International Proxy Index	22.97	5.59	5.07
Volatility Managed Index – Global Proxy Blend	26.97	8.44	9.18
MSCI AC World (Net) Index	26.60	8.41	8.79

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.
Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.31% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Global Blend, the International Proxy Index, the Volatility Managed Index - Global Proxy Blend and the MSCI AC World (Net) Index, which returned 26.30%, 22.97%, 26.97% and 26.60%, respectively.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the MSCI AC World (Net) Index.

Portfolio Highlights

What helped performance during the year:

•	An underweight position in the energy sector relative to the benchmark contributed most to relative performance for the year.

•	Health care, materials and consumer discretionary stock selection were also a positive for the Portfolio.

•

Overweighting luxury goods company LVMH Moet Hennessy Louis Vuitton SE (France), industrials holding Airbus SE (France), financials holding S&P Global, Inc. (U.S.), and information technology holdings TDK Corp. (Japan) and Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) as well as an underweight in health care holding Pfizer, Inc. (U.S.) added to relative results for the reporting period.

What hurt performance during the year:

•	The main detractor from relative performance was an underweight to the information technology sector.

•	Within the information technology sector, underweight positions in Apple Inc. and Microsoft Corp. detracted notably from relative performance.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark.

•	The Portfolio sometimes uses derivative instruments to manage certain market or currency exposures. In this period, the use of currency forward contracts had a negative impact on performance.

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Financials	$342,247,779	16.3%
Information Technology	309,752,387	14.8
Health Care	225,423,036	10.8
Consumer Discretionary	220,592,614	10.5
Industrials	200,730,759	9.6
Communication Services	177,381,396	8.5
Consumer Staples	164,685,522	7.9
Materials	75,004,917	3.6
Energy	69,936,070	3.3
Real Estate	54,337,656	2.6
Utilities	46,932,106	2.2
Investment Company	5,823,377	0.2
Repurchase Agreements	5,475,377	0.3
Cash and Other	196,102,161	9.4

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,084.50	$5.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	1,085.40	5.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	1,085.70	4.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (2.2%)
AGL Energy Ltd.	26,608	$383,340
Alumina Ltd.	95,833	154,677
AMP Ltd. (x)	126,888	170,519
APA Group	46,752	364,171
Aristocrat Leisure Ltd.	23,284	550,153
ASX Ltd.	7,886	433,921
Aurizon Holdings Ltd.	78,944	289,737
AusNet Services	78,401	93,530
Australia & New Zealand Banking Group Ltd.	115,216	1,991,405
Bendigo & Adelaide Bank Ltd.	19,995	137,228
BHP Group Ltd.	119,739	3,270,325
BHP Group plc	85,849	2,020,499
BlueScope Steel Ltd.	20,320	214,749
Boral Ltd.	48,982	153,992
Brambles Ltd.	64,316	528,968
Caltex Australia Ltd.	10,718	255,350
Challenger Ltd.	24,714	140,305
CIMIC Group Ltd.	4,334	100,791
Coca-Cola Amatil Ltd.	21,916	170,098
Cochlear Ltd.	2,445	385,587
Coles Group Ltd.	44,449	462,891
Commonwealth Bank of Australia	71,954	4,034,448
Computershare Ltd.	21,194	249,567
Crown Resorts Ltd.	15,224	128,308
CSL Ltd.	18,423	3,565,119
Dexus (REIT)	46,429	381,204
Flight Centre Travel Group Ltd.	2,751	85,058
Fortescue Metals Group Ltd.	55,397	415,572
Goodman Group (REIT)	68,053	638,500
GPT Group (The) (REIT)	76,560	300,865
Harvey Norman Holdings Ltd. (x)	22,630	64,634
Incitec Pivot Ltd.	67,603	150,860
Insurance Australia Group Ltd.	93,797	504,197
Lendlease Group	24,201	298,902
Macquarie Group Ltd.	13,144	1,271,501
Magellan Financial Group Ltd.	5,314	212,372
Medibank Pvt Ltd.	105,098	233,058
Mirvac Group (REIT)	156,870	350,066
National Australia Bank Ltd.	117,198	2,025,662
Newcrest Mining Ltd.	31,693	672,777
Oil Search Ltd.	54,608	277,828
Orica Ltd.	14,438	222,698
Origin Energy Ltd.	71,818	425,865
Qantas Airways Ltd.	30,405	151,704
QBE Insurance Group Ltd.	53,660	485,008
Ramsay Health Care Ltd.	6,034	307,118
REA Group Ltd.	2,216	161,106
Rio Tinto Ltd.	15,042	1,059,795
Rio Tinto plc	45,931	2,739,634
Santos Ltd.	71,348	409,560
Scentre Group (REIT)	221,648	595,724
SEEK Ltd.	13,737	217,381
Sonic Healthcare Ltd.	16,946	341,891
South32 Ltd.	201,566	381,912
Stockland (REIT)	96,916	314,210
Suncorp Group Ltd.	51,946	472,432
Sydney Airport	46,082	280,047
Tabcorp Holdings Ltd.	85,875	272,990
Telstra Corp. Ltd.	172,954	429,651
TPG Telecom Ltd. (x)	16,154	76,065
Transurban Group	111,524	1,166,886
Treasury Wine Estates Ltd.	29,411	335,180
Vicinity Centres (REIT)	141,538	247,317
Wesfarmers Ltd.	46,087	1,338,940
Westpac Banking Corp.	141,854	2,412,001
WiseTech Global Ltd. (x)	5,969	97,891
Woodside Petroleum Ltd.	37,639	908,085
Woolworths Group Ltd.	51,161	1,298,225
Worley Ltd. (x)	14,098	151,466

		45,433,516

Austria (0.1%)
ANDRITZ AG	3,041	130,986
Erste Group Bank AG*	12,465	469,235
OMV AG	5,785	324,971
Raiffeisen Bank International AG	6,440	161,740
Verbund AG	2,990	150,053
voestalpine AG (x)	4,474	124,759

		1,361,744

Belgium (0.3%)
Ageas	7,316	432,311
Anheuser-Busch InBev SA/NV	30,971	2,525,958
Colruyt SA	2,465	128,517
Galapagos NV*	1,806	377,810
Groupe Bruxelles Lambert SA	3,142	331,151
KBC Group NV	10,280	773,274
Proximus SADP	6,409	183,462
Solvay SA (x)	2,891	334,985
Telenet Group Holding NV	2,019	90,724
UCB SA	5,097	405,357
Umicore SA	7,826	380,632

		5,964,181

Brazil (1.6%)
Ambev SA*	923,880	4,363,666
Atacadao SA*	565,839	3,280,226
B3 SA – Brasil Bolsa Balcao	386,890	4,137,522
Banco do Brasil SA*	95,910	1,260,298
Hapvida Participacoes e Investimentos SA (m)	167,550	2,665,672
Itau Unibanco Holding SA (Preference) (q)	346,947	3,186,838
Lojas Renner SA*	271,769	3,783,971
Petroleo Brasileiro SA*	354,290	2,810,400
Petroleo Brasileiro SA (Preference) (q)	504,540	3,785,273
StoneCo Ltd., Class A*	46,479	1,854,047
Telefonica Brasil SA (Preference) (q)	222,700	3,207,053

		34,334,966

Chile (0.0%)
Antofagasta plc	16,451	199,780

China (4.6%)
Alibaba Group Holding Ltd. (ADR)*	66,561	14,117,588

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Anhui Conch Cement Co. Ltd., Class H	374,000	$2,726,178
Baidu, Inc. (ADR)*	9,200	1,162,880
Bank of China Ltd., Class H	10,341,000	4,419,174
BeiGene Ltd. (ADR)*	1,432	237,368
BOC Hong Kong Holdings Ltd.	151,000	524,178
Budweiser Brewing Co. APAC Ltd. (m)*	445,900	1,504,969
China Construction Bank Corp., Class H	6,185,420	5,342,181
China International Capital Corp. Ltd., Class H (m)	474,800	915,198
China Life Insurance Co. Ltd., Class H	1,080,000	3,000,655
China Mengniu Dairy Co. Ltd.*	895,000	3,617,995
China Mobile Ltd.	235,500	1,979,550
China Overseas Land & Investment Ltd.	580,000	2,259,025
China Resources Beer Holdings Co. Ltd.	626,000	3,462,469
China Resources Land Ltd. (x)	326,000	1,623,244
CSPC Pharmaceutical Group Ltd.	1,244,000	2,966,200
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	345,298	1,533,733
JD.com, Inc. (ADR)*	176,899	6,232,152
Kweichow Moutai Co. Ltd., Class A	21,247	3,608,424
New Oriental Education & Technology Group, Inc. (ADR)*	25,894	3,139,648
Pinduoduo, Inc. (ADR)*	46,000	1,739,720
Ping An Insurance Group Co. of China Ltd., Class H	221,000	2,612,079
Ping An Insurance Group Co. of China Ltd., Class A	178,096	2,185,004
Prosus NV*	19,811	1,478,430
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	349,600	680,150
Shenzhou International Group Holdings Ltd.	261,600	3,823,806
Sinopharm Group Co. Ltd., Class H	180,000	657,187
TAL Education Group (ADR)*	36,022	1,736,260
Tencent Holdings Ltd.	309,400	14,913,522
Universal Scientific Industrial Shanghai Co. Ltd., Class A	572,397	1,580,199
Yangzijiang Shipbuilding Holdings Ltd.	100,497	83,688
Yihai International Holding Ltd.*	80,000	469,181

		96,332,035

Colombia (0.0%)
Millicom International Cellular SA (SDR) (x)	3,708	177,594

Denmark (0.5%)
AP Moller – Maersk A/S, Class A	156	211,455
AP Moller – Maersk A/S, Class B	261	376,425
Carlsberg A/S, Class B	4,254	634,602
Chr Hansen Holding A/S	4,392	349,021
Coloplast A/S, Class B	4,952	614,294
Danske Bank A/S	26,900	435,288
Demant A/S*	4,068	128,113
DSV Panalpina A/S	8,831	1,017,802
Genmab A/S*	2,625	583,762
H Lundbeck A/S	2,723	103,985
ISS A/S	5,705	136,891
Novo Nordisk A/S, Class B	71,922	4,174,312
Novozymes A/S, Class B	8,796	430,435
Orsted A/S (m)	7,813	808,057
Pandora A/S	4,486	195,147
Tryg A/S	5,020	148,825
Vestas Wind Systems A/S	7,586	766,588

		11,115,002

Egypt (0.1%)
Commercial International Bank Egypt SAE	558,161	2,887,136

Finland (0.3%)
Elisa OYJ	5,482	302,846
Fortum OYJ	18,515	456,902
Kone OYJ, Class B	14,067	919,597
Metso OYJ	4,449	175,564
Neste OYJ	16,716	581,635
Nokia OYJ	226,722	838,219
Nokian Renkaat OYJ	5,425	155,964
Nordea Bank Abp (Aquis Stock Exchange)	1,902	15,446
Nordea Bank Abp (Turquoise Stock Exchange)	128,198	1,035,291
Orion OYJ, Class B	4,169	192,994
Sampo OYJ, Class A	18,337	800,325
Stora Enso OYJ, Class R	23,119	336,216
UPM-Kymmene OYJ	21,381	741,317
Wartsila OYJ Abp	17,091	188,834

		6,741,150

France (5.0%)
Accor SA	7,135	334,139
Aeroports de Paris	1,258	248,494
Air Liquide SA	19,173	2,714,102
Airbus SE	113,558	16,620,282
Alstom SA	7,436	352,239
Amundi SA (m)	2,589	202,995
Arkema SA	2,651	281,602
Atos SE	4,145	345,547
AXA SA‡	78,536	2,212,036
BioMerieux	1,576	140,275
BNP Paribas SA	45,720	2,709,340
Bollore SA	36,559	159,522
Bouygues SA	9,136	388,189
Bureau Veritas SA	12,258	319,820
Capgemini SE	6,575	803,157
Carrefour SA	25,315	424,518
Casino Guichard Perrachon SA	1,884	88,124
Cie de Saint-Gobain	20,371	834,030
Cie Generale des Etablissements Michelin SCA	6,837	836,695
CNP Assurances	7,430	147,766

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Covivio (REIT)	1,632	$185,258
Credit Agricole SA	46,911	680,114
Danone SA	25,099	2,080,547
Dassault Aviation SA	103	135,176
Dassault Systemes SE	5,249	862,858
Edenred	9,858	509,761
Eiffage SA	3,101	354,796
Electricite de France SA (x)	23,696	263,884
Engie SA	74,240	1,199,160
EssilorLuxottica SA (Borsa Italiana Stock Exchange)	3,465	525,869
EssilorLuxottica SA (Turquoise Stock Exchange)	8,056	1,227,145
Eurazeo SE	1,724	117,962
Eutelsat Communications SA	7,247	117,789
Faurecia SE	3,201	172,455
Gecina SA (REIT)	1,919	343,546
Getlink SE	16,942	294,750
Hermes International	1,275	952,778
Icade (REIT)	1,280	139,342
Iliad SA (x)	999	129,483
Ingenico Group SA	2,332	253,210
Ipsen SA	1,556	137,884
JCDecaux SA	3,295	101,566
Kering SA	16,246	10,664,180
Klepierre SA (REIT)	7,844	297,833
Legrand SA	11,052	900,520
L’Oreal SA	10,271	3,041,539
LVMH Moet Hennessy Louis Vuitton SE	41,161	19,123,736
Natixis SA	40,344	179,115
Orange SA	81,092	1,193,407
Pernod Ricard SA	8,631	1,543,214
Peugeot SA	24,143	576,830
Publicis Groupe SA	9,040	409,257
Remy Cointreau SA	1,009	123,932
Renault SA (x)	7,937	375,526
Safran SA	13,303	2,054,010
Sanofi	45,803	4,604,427
Sartorius Stedim Biotech	1,214	201,130
Schneider Electric SE	22,473	2,306,529
SCOR SE	6,414	269,221
SEB SA	971	144,206
Societe Generale SA	110,265	3,836,067
Sodexo SA	3,524	417,621
Suez (x)	14,668	221,870
Teleperformance	2,370	577,942
Thales SA	4,365	452,998
TOTAL SA	97,554	5,383,775
Ubisoft Entertainment SA*	3,440	237,615
Unibail-Rodamco-Westfield (REIT)	5,731	904,163
Valeo SA	10,137	357,153
Veolia Environnement SA	21,858	581,325
Vinci SA	20,760	2,305,363
Vivendi SA	34,712	1,005,339
Wendel SA	1,037	137,839
Worldline SA (m)*	3,610	255,716

		105,631,603

Germany (3.5%)
adidas AG	11,955	3,886,196
Allianz SE (Registered)	43,402	10,632,591
Aroundtown SA	33,949	304,035
BASF SE	37,333	2,820,377
Bayer AG (Registered)	70,548	5,761,724
Bayerische Motoren Werke AG	13,407	1,099,926
Bayerische Motoren Werke AG (Preference) (q)	19,548	1,207,081
Beiersdorf AG	4,087	488,925
Brenntag AG	6,351	345,367
Carl Zeiss Meditec AG	1,727	220,257
Commerzbank AG	42,974	265,941
Continental AG	4,524	584,895
Covestro AG (m)	7,462	346,942
Daimler AG (Registered)	36,962	2,046,894
Delivery Hero SE (m)*	4,051	320,625
Deutsche Bank AG (Registered)	79,807	619,206
Deutsche Boerse AG	7,723	1,214,104
Deutsche Lufthansa AG (Registered)	9,878	181,825
Deutsche Post AG (Registered)	40,208	1,533,896
Deutsche Telekom AG (Registered)	135,476	2,214,107
Deutsche Wohnen SE	14,518	593,094
E.ON SE	91,519	977,704
Evonik Industries AG	7,679	234,374
Fraport AG Frankfurt Airport Services Worldwide	1,739	147,819
Fresenius Medical Care AG & Co. KGaA	8,984	664,702
Fresenius SE & Co. KGaA	17,325	975,171
FUCHS PETROLUB SE (Preference) (q)	2,900	143,649
GEA Group AG	5,953	196,852
Hannover Rueck SE	2,451	473,702
HeidelbergCement AG	5,998	437,048
Henkel AG & Co. KGaA	4,191	394,888
Henkel AG & Co. KGaA (Preference) (q)	7,404	765,727
HOCHTIEF AG	876	111,723
Infineon Technologies AG	50,818	1,157,722
KION Group AG	2,476	170,972
Knorr-Bremse AG	2,076	211,325
LANXESS AG	3,369	226,060
Merck KGaA	5,374	635,051
METRO AG	8,456	136,111
MTU Aero Engines AG	2,114	603,726
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	5,866	1,730,512
Porsche Automobil Holding SE (Preference) (q)	6,224	465,245
Puma SE	3,303	253,235
RWE AG	22,073	677,166
SAP SE	108,994	14,710,151
Sartorius AG (Preference) (q)	1,425	304,979
Siemens AG (Registered)	31,095	4,064,829
Siemens Healthineers AG (m)	5,995	287,947

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Symrise AG	5,302	$557,852
Telefonica Deutschland Holding AG	31,953	92,615
thyssenkrupp AG	17,368	234,560
TUI AG	17,040	215,284
Uniper SE	8,394	277,853
United Internet AG (Registered)	5,197	170,687
Volkswagen AG	1,243	241,558
Volkswagen AG (Preference) (q)	7,543	1,491,164
Vonovia SE	21,142	1,138,319
Wirecard AG	4,866	586,756
Zalando SE (m)*	4,675	236,922

		73,089,968

Hong Kong (0.9%)
AIA Group Ltd.	491,400	5,158,492
ASM Pacific Technology Ltd.	11,800	163,698
Bank of East Asia Ltd. (The)	54,200	121,027
CK Asset Holdings Ltd.	102,764	741,819
CK Infrastructure Holdings Ltd.	28,000	199,248
CLP Holdings Ltd.	65,500	688,430
Dairy Farm International Holdings Ltd.	14,900	85,079
Hang Lung Properties Ltd.	86,000	188,725
Hang Seng Bank Ltd.	30,400	628,107
Henderson Land Development Co. Ltd.	62,474	306,666
HK Electric Investments & HK Electric Investments Ltd. (m)	100,000	98,559
HKT Trust & HKT Ltd.	158,260	223,002
Hong Kong & China Gas Co. Ltd.	405,233	791,505
Hong Kong Exchanges & Clearing Ltd.	48,628	1,578,851
Hongkong Land Holdings Ltd.	50,000	281,000
Jardine Matheson Holdings Ltd.	8,900	485,940
Jardine Strategic Holdings Ltd.	9,500	287,375
Kerry Properties Ltd.	30,500	96,874
Link REIT (REIT)	87,500	926,395
Melco Resorts & Entertainment Ltd. (ADR)	8,883	214,702
MTR Corp. Ltd.	61,000	360,491
New World Development Co. Ltd.	248,381	340,427
NWS Holdings Ltd.	62,272	87,267
PCCW Ltd.	157,000	92,883
Power Assets Holdings Ltd.	56,000	409,635
Sino Biopharmaceutical Ltd.	1,361,000	1,903,790
Sino Land Co. Ltd.	131,001	190,307
Sun Hung Kai Properties Ltd.	64,000	979,839
Swire Pacific Ltd., Class A	21,500	199,761
Swire Properties Ltd.	50,000	165,869
Techtronic Industries Co. Ltd.	55,000	448,552
Vitasoy International Holdings Ltd.	32,000	116,012
WH Group Ltd. (m)	367,000	379,137
Wharf Real Estate Investment Co. Ltd.	50,100	305,719
Wheelock & Co. Ltd.	34,000	226,672
Yue Yuen Industrial Holdings Ltd.	35,000	103,307

		19,575,162

Hungary (0.4%)
OTP Bank Nyrt.	91,063	4,762,144
Richter Gedeon Nyrt.	142,426	3,096,567

		7,858,711

India (1.9%)
Axis Bank Ltd.	292,760	3,092,968
DLF Ltd.	2,602,304	8,418,150
Eicher Motors Ltd.	5,706	1,799,879
HDFC Bank Ltd. (ADR)	36,940	2,340,888
ICICI Bank Ltd.	383,265	2,893,624
ICICI Bank Ltd. (ADR)	476,154	7,185,164
ICICI Prudential Life Insurance Co. Ltd. (m)	375,556	2,538,410
IndusInd Bank Ltd.	102,829	2,175,340
Infosys Ltd.	227,571	2,331,085
Infosys Ltd. (ADR)	76,742	791,977
L&T Finance Holdings Ltd.	812,272	1,349,080
Larsen & Toubro Ltd.	146,540	2,665,216
Shree Cement Ltd.	8,287	2,364,254

		39,946,035

Indonesia (0.7%)
Astra International Tbk. PT	4,863,900	2,426,257
Bank Central Asia Tbk. PT	2,814,900	6,777,456
Bank Mandiri Persero Tbk. PT	2,082,300	1,151,208
Bank Rakyat Indonesia Persero Tbk. PT	9,479,800	3,004,583
Telekomunikasi Indonesia Persero Tbk. PT	6,583,200	1,882,608

		15,242,112

Ireland (0.2%)
AerCap Holdings NV*	5,213	320,443
AIB Group plc	34,463	120,069
Bank of Ireland Group plc	37,930	207,710
CRH plc	32,398	1,296,278
Flutter Entertainment plc	3,112	378,221
Kerry Group plc, Class A	6,619	824,866
Kingspan Group plc	6,380	389,668
Smurfit Kappa Group plc	9,026	346,864

		3,884,119

Israel (0.2%)
Azrieli Group Ltd.	1,769	129,346
Bank Hapoalim BM	45,513	377,595
Bank Leumi Le-Israel BM	59,393	432,381
Check Point Software Technologies Ltd.*	5,077	563,344
Elbit Systems Ltd.	1,005	156,455
Israel Chemicals Ltd.	31,367	147,602
Israel Discount Bank Ltd., Class A	49,960	231,622
Mizrahi Tefahot Bank Ltd.	5,038	134,218
Nice Ltd.*	2,475	383,868
Teva Pharmaceutical Industries Ltd. (ADR)*	43,098	422,360
Wix.com Ltd.*	1,911	233,868

		3,212,659

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Italy (0.6%)
Assicurazioni Generali SpA	44,062	$909,161
Atlantia SpA	19,977	465,867
Brunello Cucinelli SpA (x)	21,774	770,818
Davide Campari-Milano SpA	21,681	197,961
Enel SpA	330,593	2,622,483
Eni SpA	103,402	1,605,942
Ferrari NV	4,899	812,741
FinecoBank Banca Fineco SpA	25,964	311,334
Intesa Sanpaolo SpA	604,955	1,593,641
Leonardo SpA	17,395	203,900
Mediobanca Banca di Credito Finanziario SpA	24,028	264,509
Moncler SpA	7,112	319,660
Pirelli & C SpA (m)	17,617	101,571
Poste Italiane SpA (m)	22,324	253,413
Prysmian SpA	10,192	245,682
Recordati SpA	4,306	181,465
Snam SpA	83,408	438,416
Telecom Italia SpA (Aquis Stock Exchange)	224,302	137,323
Telecom Italia SpA (Turquoise Stock Exchange)*	391,517	244,351
Terna Rete Elettrica Nazionale SpA	59,829	399,574
UniCredit SpA	81,701	1,193,205

		13,273,017

Japan (9.3%)
ABC-Mart, Inc.	1,200	82,168
Acom Co. Ltd.	18,300	83,706
Advantest Corp.	8,000	453,546
Aeon Co. Ltd.	26,400	548,021
AEON Financial Service Co. Ltd.	5,400	85,829
Aeon Mall Co. Ltd.	3,980	70,988
AGC, Inc.	7,200	260,421
Air Water, Inc.	6,300	92,771
Aisin Seiki Co. Ltd.	6,300	235,985
Ajinomoto Co., Inc.	18,900	315,710
Alfresa Holdings Corp.	8,100	166,093
Alps Alpine Co. Ltd.	7,900	181,186
Amada Holdings Co. Ltd.	12,400	142,653
ANA Holdings, Inc.	4,400	147,483
Aozora Bank Ltd.	5,300	141,018
Asahi Group Holdings Ltd.	14,900	683,325
Asahi Intecc Co. Ltd.	7,500	220,883
Asahi Kasei Corp.	52,400	595,109
Astellas Pharma, Inc.	76,800	1,321,762
Bandai Namco Holdings, Inc.	8,100	494,327
Bank of Kyoto Ltd. (The)	2,600	112,466
Benesse Holdings, Inc.	2,700	71,417
Bridgestone Corp. (x)	22,900	857,788
Brother Industries Ltd.	9,900	206,920
Calbee, Inc.	3,500	114,514
Canon, Inc. (x)	40,600	1,115,935
Capcom Co. Ltd.	82,000	2,286,687
Casio Computer Co. Ltd. (x)	7,400	149,219
Central Japan Railway Co.	5,800	1,174,359
Chiba Bank Ltd. (The)	21,200	123,507
Chubu Electric Power Co., Inc.	26,300	373,121
Chugai Pharmaceutical Co. Ltd.	9,100	844,213
Chugoku Electric Power Co., Inc. (The) (x)	11,400	150,035
Coca-Cola Bottlers Japan, Inc. (x)	5,400	138,709
Concordia Financial Group Ltd.	41,000	170,558
Credit Saison Co. Ltd.	6,000	104,974
CyberAgent, Inc.	4,500	158,000
Dai Nippon Printing Co. Ltd.	10,400	283,319
Daicel Corp.	10,300	99,440
Daifuku Co. Ltd.	4,300	263,568
Dai-ichi Life Holdings, Inc.	44,400	742,282
Daiichi Sankyo Co. Ltd.	23,100	1,536,669
Daikin Industries Ltd.	10,100	1,436,151
Daito Trust Construction Co. Ltd.	2,900	359,781
Daiwa House Industry Co. Ltd.	23,400	730,072
Daiwa House REIT Investment Corp. (REIT)	70	182,707
Daiwa Securities Group, Inc.	65,600	333,871
Denso Corp.	17,900	818,107
Dentsu Group, Inc.	8,586	298,303
Disco Corp.	1,000	238,369
East Japan Railway Co.	12,337	1,119,306
Eisai Co. Ltd.	10,000	755,050
Electric Power Development Co. Ltd.	6,700	163,222
FamilyMart Co. Ltd.	10,800	260,918
FANUC Corp.	25,118	4,699,728
Fast Retailing Co. Ltd. (x)	2,400	1,435,737
Fuji Electric Co. Ltd.	4,600	141,613
FUJIFILM Holdings Corp.	14,800	712,383
Fujitsu Ltd.	8,100	765,607
Fukuoka Financial Group, Inc.	6,000	116,239
GMO Payment Gateway, Inc.	1,800	123,915
Hakuhodo DY Holdings, Inc.	10,000	162,717
Hamamatsu Photonics KK	5,800	239,943
Hankyu Hanshin Holdings, Inc.	9,100	391,956
Hikari Tsushin, Inc.	800	201,960
Hino Motors Ltd.	12,300	131,541
Hirose Electric Co. Ltd.	1,449	187,101
Hisamitsu Pharmaceutical Co., Inc.	2,200	108,325
Hitachi Chemical Co. Ltd.	4,500	189,476
Hitachi Construction Machinery Co. Ltd.	4,900	148,143
Hitachi High-Technologies Corp.	2,700	192,334
Hitachi Ltd.	39,340	1,674,905
Hitachi Metals Ltd.	10,000	148,452
Honda Motor Co. Ltd.	66,300	1,890,973
Hoshizaki Corp.	2,200	197,211
Hoya Corp.	15,500	1,490,728
Hulic Co. Ltd.	12,300	148,974
Idemitsu Kosan Co. Ltd.	8,439	235,334
IHI Corp.	6,299	149,221
Iida Group Holdings Co. Ltd.	5,600	98,904
Inpex Corp.	42,600	445,584
Isetan Mitsukoshi Holdings Ltd.	15,700	142,182
Isuzu Motors Ltd.	23,300	278,558
ITOCHU Corp.	54,800	1,278,272
J Front Retailing Co. Ltd.	8,700	122,507
Japan Airlines Co. Ltd.	4,688	146,566

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Japan Airport Terminal Co. Ltd.	2,200	$123,308
Japan Exchange Group, Inc.	20,600	365,910
Japan Post Bank Co. Ltd.	14,800	143,021
Japan Post Holdings Co. Ltd.	65,100	614,722
Japan Post Insurance Co. Ltd.	9,400	161,086
Japan Prime Realty Investment Corp. (REIT)	32	140,334
Japan Real Estate Investment Corp. (REIT)	56	371,083
Japan Retail Fund Investment Corp. (REIT)	110	236,188
Japan Tobacco, Inc. (x)	49,000	1,096,981
JFE Holdings, Inc.	20,200	262,318
JGC Holdings Corp.	9,200	148,599
JSR Corp.	7,700	142,583
JTEKT Corp.	8,600	102,974
JXTG Holdings, Inc.	128,633	589,447
Kajima Corp.	19,000	254,954
Kakaku.com, Inc.	5,800	149,090
Kamigumi Co. Ltd.	5,000	110,395
Kansai Electric Power Co., Inc. (The)	27,900	324,693
Kansai Paint Co. Ltd.	7,300	179,855
Kao Corp.	19,600	1,627,997
Kawasaki Heavy Industries Ltd.	6,200	137,404
KDDI Corp.	71,800	2,149,606
Keihan Holdings Co. Ltd.	4,000	195,113
Keikyu Corp.	9,499	184,464
Keio Corp.	4,400	267,673
Keisei Electric Railway Co. Ltd.	5,399	210,683
Keyence Corp.	26,272	9,306,606
Kikkoman Corp.	5,800	286,650
Kintetsu Group Holdings Co. Ltd.	6,800	370,494
Kirin Holdings Co. Ltd.	33,800	743,472
Kobayashi Pharmaceutical Co. Ltd.	2,200	187,695
Koito Manufacturing Co. Ltd.	4,100	192,444
Komatsu Ltd.	37,000	899,673
Konami Holdings Corp.	3,600	148,599
Konica Minolta, Inc.	19,700	129,272
Kose Corp.	1,400	206,157
Kubota Corp.	43,500	691,004
Kuraray Co. Ltd.	13,300	162,922
Kurita Water Industries Ltd.	3,900	116,833
Kyocera Corp.	12,900	888,059
Kyowa Kirin Co. Ltd.	10,400	246,277
Kyushu Electric Power Co., Inc.	14,800	128,719
Kyushu Railway Co.	6,800	228,429
Lawson, Inc.	2,000	113,939
LINE Corp.*	2,600	128,020
Lion Corp.	8,400	164,281
LIXIL Group Corp.	10,900	189,500
M3, Inc.	17,500	532,304
Makita Corp.	8,900	312,080
Marubeni Corp.	64,700	482,682
Marui Group Co. Ltd.	7,500	184,161
Maruichi Steel Tube Ltd. (x)	2,300	65,197
Mazda Motor Corp.	22,060	190,440
McDonald’s Holdings Co. Japan Ltd. (x)	2,710	130,693
Mebuki Financial Group, Inc.	36,300	93,544
Medipal Holdings Corp.	7,800	173,222
Meiji Holdings Co. Ltd.	4,444	301,843
Minebea Mitsumi, Inc.	82,900	1,737,272
MISUMI Group, Inc.	11,200	280,580
Mitsubishi Chemical Holdings Corp.	52,500	395,000
Mitsubishi Corp.	54,900	1,465,280
Mitsubishi Electric Corp.	73,900	1,019,181
Mitsubishi Estate Co. Ltd.	47,600	915,376
Mitsubishi Gas Chemical Co., Inc.	7,300	112,468
Mitsubishi Heavy Industries Ltd.	13,100	512,160
Mitsubishi Materials Corp.	4,200	115,074
Mitsubishi Motors Corp.	27,800	117,182
Mitsubishi Tanabe Pharma Corp.	8,500	157,084
Mitsubishi UFJ Financial Group, Inc.	500,000	2,729,741
Mitsubishi UFJ Lease & Finance Co. Ltd.	17,400	113,059
Mitsui & Co. Ltd.	67,300	1,205,336
Mitsui Chemicals, Inc.	8,100	199,788
Mitsui Fudosan Co. Ltd.	35,700	877,920
Mitsui OSK Lines Ltd.	4,999	139,174
Mizuho Financial Group, Inc.	980,544	1,518,803
MonotaRO Co. Ltd.	5,500	147,959
MS&AD Insurance Group Holdings, Inc.	19,507	648,288
Murata Manufacturing Co. Ltd.	147,709	9,170,723
Nabtesco Corp.	4,800	144,236
Nagoya Railroad Co. Ltd. (x)	7,200	224,638
NEC Corp.	9,800	407,676
Nexon Co. Ltd.*	20,200	269,569
NGK Insulators Ltd.	10,300	180,491
NGK Spark Plug Co. Ltd.	6,000	117,841
NH Foods Ltd.	3,200	132,824
Nidec Corp.	63,856	8,818,363
Nikon Corp.	12,300	152,144
Nintendo Co. Ltd.	12,700	5,139,377
Nippon Building Fund, Inc. (REIT)	57	417,054
Nippon Express Co. Ltd.	3,200	189,076
Nippon Paint Holdings Co. Ltd.	5,700	295,872
Nippon Prologis REIT, Inc. (REIT)	74	188,244
Nippon Shinyaku Co. Ltd.	1,900	165,598
Nippon Steel Corp.	33,291	506,772
Nippon Telegraph & Telephone Corp.	52,236	1,325,430
Nippon Yusen KK	5,700	103,923
Nissan Chemical Corp.	5,300	224,136
Nissan Motor Co. Ltd.	95,200	557,330
Nisshin Seifun Group, Inc.	8,180	143,492
Nissin Foods Holdings Co. Ltd.	2,700	201,776
Nitori Holdings Co. Ltd.	3,300	523,147
Nitto Denko Corp.	6,400	364,015
Nomura Holdings, Inc.	135,800	704,153
Nomura Real Estate Holdings, Inc.	4,500	108,509
Nomura Real Estate Master Fund, Inc. (REIT)	167	285,263
Nomura Research Institute Ltd.	13,654	293,802

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
NSK Ltd.	13,700	$131,257
NTT Data Corp.	25,100	338,886
NTT DOCOMO, Inc.	54,200	1,515,435
Obayashi Corp.	27,600	309,136
Obic Co. Ltd.	2,500	339,607
Odakyu Electric Railway Co. Ltd.	12,000	281,736
Oji Holdings Corp.	37,000	202,614
Olympus Corp.	47,800	743,033
Omron Corp.	72,500	4,283,742
Ono Pharmaceutical Co. Ltd.	15,400	354,616
Oracle Corp. (Tokyo Stock Exchange)	1,400	128,204
Oriental Land Co. Ltd.	8,000	1,095,578
ORIX Corp.	53,200	886,707
Orix JREIT, Inc. (REIT)	93	201,398
Osaka Gas Co. Ltd.	15,900	305,986
Otsuka Corp.	4,100	165,087
Otsuka Holdings Co. Ltd.	15,600	701,070
Pan Pacific International Holdings Corp.	17,400	290,013
Panasonic Corp.	91,300	865,062
Park24 Co. Ltd.	5,500	135,102
PeptiDream, Inc.*	4,000	206,157
Persol Holdings Co. Ltd.	6,900	130,246
Pigeon Corp. (x)	5,100	188,454
Pola Orbis Holdings, Inc.	4,000	96,231
Rakuten, Inc.	36,900	317,533
Recruit Holdings Co. Ltd.	55,100	2,078,642
Renesas Electronics Corp.*	32,200	222,263
Resona Holdings, Inc.	85,505	376,944
Ricoh Co. Ltd.	27,100	297,301
Rinnai Corp.	1,400	110,165
Rohm Co. Ltd.	3,800	307,064
Ryohin Keikaku Co. Ltd.	10,000	235,240
Sankyo Co. Ltd.	1,700	56,716
Santen Pharmaceutical Co. Ltd.	15,000	287,976
SBI Holdings, Inc.	8,960	190,901
Secom Co. Ltd.	8,600	773,846
Sega Sammy Holdings, Inc.	6,600	96,156
Seibu Holdings, Inc.	8,800	145,378
Seiko Epson Corp.	10,600	161,456
Sekisui Chemical Co. Ltd.	15,600	273,364
Sekisui House Ltd.	25,900	556,234
Seven & i Holdings Co. Ltd.	30,500	1,123,662
Seven Bank Ltd.	23,200	76,440
SG Holdings Co. Ltd.	4,300	97,354
Sharp Corp.	8,199	127,148
Shimadzu Corp.	9,600	303,934
Shimamura Co. Ltd.	800	61,258
Shimano, Inc.	3,100	506,990
Shimizu Corp.	23,100	237,261
Shin-Etsu Chemical Co. Ltd.	14,800	1,642,704
Shinsei Bank Ltd.	7,200	110,994
Shionogi & Co. Ltd.	11,000	685,077
Shiseido Co. Ltd.	16,000	1,145,939
Shizuoka Bank Ltd. (The)	17,300	130,242
Showa Denko KK (x)	5,900	157,417
SMC Corp.	2,300	1,064,535
Softbank Corp.	67,500	906,689
SoftBank Group Corp.	63,700	2,788,249
Sohgo Security Services Co. Ltd.	2,800	152,556
Sompo Holdings, Inc.	13,981	553,295
Sony Corp.	51,700	3,521,529
Sony Financial Holdings, Inc.	6,200	149,957
Square Enix Holdings Co. Ltd.	3,800	189,904
Stanley Electric Co. Ltd.	5,800	169,748
Subaru Corp.	25,300	631,831
SUMCO Corp.	11,100	186,541
Sumitomo Chemical Co. Ltd.	59,900	274,541
Sumitomo Corp.	47,600	711,448
Sumitomo Dainippon Pharma Co. Ltd.	6,000	117,620
Sumitomo Electric Industries Ltd.	30,400	462,204
Sumitomo Heavy Industries Ltd.	4,800	138,273
Sumitomo Metal Mining Co. Ltd.	9,200	300,076
Sumitomo Mitsui Financial Group, Inc.	54,007	2,007,089
Sumitomo Mitsui Trust Holdings, Inc.	13,502	538,937
Sumitomo Realty & Development Co. Ltd.	13,400	470,119
Sumitomo Rubber Industries Ltd.	6,800	83,674
Sundrug Co. Ltd.	3,400	123,759
Suntory Beverage & Food Ltd.	5,700	238,429
Suzuken Co. Ltd.	2,810	115,472
Suzuki Motor Corp.	15,300	643,091
Sysmex Corp.	6,700	459,328
T&D Holdings, Inc.	22,300	286,305
Taiheiyo Cement Corp.	4,500	133,151
Taisei Corp.	7,900	330,454
Taisho Pharmaceutical Holdings Co. Ltd.	1,600	119,424
Taiyo Nippon Sanso Corp.	4,800	107,261
Takeda Pharmaceutical Co. Ltd.	136,116	5,426,851
TDK Corp.	72,300	8,244,416
Teijin Ltd.	6,700	126,101
Terumo Corp.	25,900	926,064
THK Co. Ltd.	4,900	133,847
Tobu Railway Co. Ltd.	8,200	298,477
Toho Co. Ltd.	4,900	204,965
Toho Gas Co. Ltd.	3,000	123,142
Tohoku Electric Power Co., Inc.	18,100	180,242
Tokio Marine Holdings, Inc.	26,000	1,464,212
Tokyo Century Corp.	1,900	102,296
Tokyo Electric Power Co. Holdings, Inc.*	58,900	253,153
Tokyo Electron Ltd.	6,300	1,387,212
Tokyo Gas Co. Ltd.	15,100	368,484
Tokyu Corp.	19,800	367,919
Tokyu Fudosan Holdings Corp.	23,000	159,818
Toppan Printing Co. Ltd.	10,500	218,494
Toray Industries, Inc.	56,400	384,686
Toshiba Corp.	20,100	685,385
Tosoh Corp.	10,500	163,798
TOTO Ltd.	5,500	234,872
Toyo Seikan Group Holdings Ltd.	6,300	109,585
Toyo Suisan Kaisha Ltd.	3,400	144,881
Toyoda Gosei Co. Ltd.	2,600	65,685
Toyota Industries Corp.	6,000	349,547

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Toyota Motor Corp.	92,874	$6,593,622
Toyota Tsusho Corp.	8,600	305,517
Trend Micro, Inc.	5,300	273,158
Tsuruha Holdings, Inc. (x)	1,400	180,645
Unicharm Corp.	16,300	555,060
United Urban Investment Corp. (REIT)	119	222,985
USS Co. Ltd.	9,000	171,129
Welcia Holdings Co. Ltd.	2,000	127,928
West Japan Railway Co.	6,600	573,472
Yakult Honsha Co. Ltd.	4,900	271,934
Yamada Denki Co. Ltd.	28,600	152,140
Yamaha Corp.	6,100	341,337
Yamaha Motor Co. Ltd.	12,100	245,330
Yamato Holdings Co. Ltd.	13,600	233,686
Yamazaki Baking Co. Ltd.	4,300	77,131
Yaskawa Electric Corp.	10,000	383,784
Yokogawa Electric Corp.	9,800	173,984
Yokohama Rubber Co. Ltd. (The)	5,000	98,063
Z Holdings Corp.	111,100	471,374
ZOZO, Inc.	5,100	97,959

		194,980,336

Luxembourg (0.1%)
ArcelorMittal SA	26,780	469,872
Eurofins Scientific SE (x)	495	274,400
SES SA (FDR)	15,575	218,381
Tenaris SA	20,199	227,705

		1,190,358

Macau (0.1%)
Galaxy Entertainment Group Ltd.	88,000	648,230
Sands China Ltd.	96,787	517,328
SJM Holdings Ltd.	76,000	86,511
Wynn Macau Ltd.	59,200	145,867

		1,397,936

Malaysia (0.1%)
Malayan Banking Bhd.	545,214	1,151,607
Public Bank Bhd.	368,000	1,748,911

		2,900,518

Malta (0.0%)
BGP Holdings plc (r)*	796,081	—

Mexico (0.6%)
Alsea SAB de CV*	619,101	1,631,617
Grupo Financiero Banorte SAB de CV, Class O	657,093	3,668,530
Infraestructura Energetica Nova SAB de CV	527,678	2,477,708
Wal-Mart de Mexico SAB de CV	1,320,814	3,791,817

		11,569,672

Netherlands (1.4%)
ABN AMRO Bank NV (CVA) (m)	17,043	310,080
Adyen NV (m)*	412	337,825
Aegon NV	72,867	332,416
Akzo Nobel NV	9,197	935,067
Altice Europe NV, Class A*	28,096	181,150
ASML Holding NV	17,302	5,117,798
EXOR NV	4,271	330,947
Heineken Holding NV	4,679	453,465
Heineken NV	10,520	1,120,083
ING Groep NV	158,379	1,898,763
Koninklijke Ahold Delhaize NV	48,114	1,203,249
Koninklijke DSM NV	7,329	954,451
Koninklijke KPN NV	145,138	428,330
Koninklijke Philips NV	36,796	1,796,248
Koninklijke Vopak NV	2,793	151,413
NN Group NV	12,576	477,082
NXP Semiconductors NV	11,330	1,441,856
Randstad NV	4,967	303,311
Royal Dutch Shell plc, Class A	173,911	5,148,602
Royal Dutch Shell plc, Class B	151,847	4,504,453
uniQure NV*	29,627	2,123,071
Wolters Kluwer NV	11,166	814,369

		30,364,029

New Zealand (0.1%)
a2 Milk Co. Ltd. (x)*	32,218	325,771
Auckland International Airport Ltd.	39,031	229,912
Fisher & Paykel Healthcare Corp. Ltd.	23,904	357,246
Fletcher Building Ltd.	30,649	105,022
Mercury NZ Ltd.	24,570	83,530
Meridian Energy Ltd.	54,438	183,238
Ryman Healthcare Ltd.	15,863	174,388
Spark New Zealand Ltd.	77,332	225,419

		1,684,526

Norway (0.2%)
Aker BP ASA	4,758	156,083
DNB ASA	38,403	717,380
Equinor ASA	39,962	798,849
Gjensidige Forsikring ASA	8,270	173,561
Mowi ASA	17,705	460,205
Norsk Hydro ASA	59,573	221,483
Orkla ASA	29,390	297,807
Schibsted ASA, Class B	3,916	112,315
Telenor ASA	29,316	525,760
Yara International ASA	7,155	297,633

		3,761,076

Peru (0.3%)
Cia de Minas Buenaventura SAA (ADR)	249,577	3,768,613
Credicorp Ltd.	13,357	2,846,777

		6,615,390

Philippines (0.2%)
Ayala Land, Inc.	1,706,090	1,532,769
Jollibee Foods Corp.	349,420	1,490,270
SM Investments Corp.	6,412	132,051

		3,155,090

Poland (0.3%)
LPP SA	1,255	2,917,604
Santander Bank Polska SA	34,551	2,799,488

		5,717,092

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Portugal (0.2%)
EDP – Energias de Portugal SA	102,690	$445,084
Galp Energia SGPS SA	21,329	356,479
Jeronimo Martins SGPS SA	171,268	2,817,312

		3,618,875

Russia (0.8%)
Evraz plc	21,679	116,013
MMC Norilsk Nickel PJSC (ADR)	140,160	4,273,478
Sberbank of Russia PJSC (ADR)	281,459	4,615,928
X5 Retail Group NV (GDR) (m)	118,425	4,085,662
Yandex NV, Class A*	72,386	3,148,067

		16,239,148

Singapore (0.4%)
Ascendas REIT (REIT)	115,923	255,988
CapitaLand Commercial Trust (REIT)	121,613	179,940
CapitaLand Ltd.	110,100	306,982
CapitaLand Mall Trust (REIT)	105,400	192,783
City Developments Ltd.	15,800	128,637
ComfortDelGro Corp. Ltd.	88,200	156,077
DBS Group Holdings Ltd.	153,700	2,957,549
Genting Singapore Ltd.	235,557	161,130
Jardine Cycle & Carriage Ltd.	4,533	101,449
Keppel Corp. Ltd.	60,500	304,535
Mapletree Commercial Trust (REIT)	24,000	42,648
Oversea-Chinese Banking Corp. Ltd.	133,178	1,087,248
SATS Ltd.	28,200	106,095
Sembcorp Industries Ltd.	40,400	68,788
Singapore Airlines Ltd.	21,500	144,511
Singapore Exchange Ltd.	31,500	207,509
Singapore Press Holdings Ltd.	63,400	102,764
Singapore Technologies Engineering Ltd.	63,200	185,143
Singapore Telecommunications Ltd.	337,900	846,666
Suntec REIT (REIT)	96,600	132,157
United Overseas Bank Ltd.	52,567	1,032,227
UOL Group Ltd.	20,143	124,607
Venture Corp. Ltd.	12,000	144,541
Wilmar International Ltd.	77,800	238,326

		9,208,300

South Africa (0.9%)
Anglo American plc	42,150	1,213,227
Bidvest Group Ltd. (The)	225,787	3,301,043
Capitec Bank Holdings Ltd.	30,524	3,151,735
Clicks Group Ltd.	169,154	3,098,902
Nedbank Group Ltd.	141,118	2,159,188
Reunert Ltd.	296,192	1,535,309
Sanlam Ltd.	763,051	4,309,391

		18,768,795

South Korea (0.7%)
Hotel Shilla Co. Ltd.*	21,145	1,660,224
LG Chem Ltd.*	2,821	774,497
LG Household & Health Care Ltd.*	1,632	1,779,543
Macquarie Korea Infrastructure Fund	74,157	743,846
NCSoft Corp.*	4,389	2,053,222
Samsung Biologics Co. Ltd. (m)*	2,580	966,008
Samsung Electronics Co. Ltd.	137,944	6,655,952
S-Oil Corp.	12,150	1,001,250

		15,634,542

Spain (1.1%)
ACS Actividades de Construccion y Servicios SA (x)	10,679	427,038
Aena SME SA (m)	2,763	528,423
Amadeus IT Group SA	17,530	1,431,496
Banco Bilbao Vizcaya Argentaria SA	271,027	1,514,887
Banco de Sabadell SA	220,306	257,002
Banco Santander SA	675,470	2,826,127
Bankia SA	54,980	117,329
Bankinter SA	28,719	210,423
CaixaBank SA	143,350	449,906
Cellnex Telecom SA (m)	10,052	432,634
Enagas SA	9,698	247,371
Endesa SA	13,519	360,758
Ferrovial SA	20,182	610,551
Grifols SA	11,817	416,609
Iberdrola SA	245,667	2,529,684
Industria de Diseno Textil SA	203,791	7,189,230
Mapfre SA (x)	48,340	127,966
Naturgy Energy Group SA (x)	11,750	295,231
Red Electrica Corp. SA	17,001	341,830
Repsol SA	58,487	913,876
Siemens Gamesa Renewable Energy SA (x)	9,441	165,574
Telefonica SA	189,938	1,326,684

		22,720,629

Sweden (1.1%)
Alfa Laval AB	12,685	319,483
Assa Abloy AB, Class B	224,246	5,243,224
Atlas Copco AB, Class A	116,586	4,650,320
Atlas Copco AB, Class B	15,828	549,549
Boliden AB*	11,470	304,312
Electrolux AB	9,140	224,344
Epiroc AB, Class A	28,205	344,344
Epiroc AB, Class B	14,888	176,516
Essity AB, Class B	24,326	783,826
Hennes & Mauritz AB, Class B	32,654	664,072
Hexagon AB, Class B	10,615	594,989
Husqvarna AB, Class B	17,218	137,908
ICA Gruppen AB	3,242	151,329
Industrivarden AB, Class C	7,121	171,746
Investor AB, Class B	18,452	1,007,080
Kinnevik AB, Class B	9,984	244,101
L E Lundbergforetagen AB, Class B	3,262	143,138
Lundin Petroleum AB	7,676	260,856
Sandvik AB	46,418	905,182
Securitas AB, Class B	13,689	235,961
Skandinaviska Enskilda Banken AB, Class A	66,771	627,906

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Skanska AB, Class B	13,296	$300,519
SKF AB, Class B	16,170	326,979
Svenska Handelsbanken AB, Class A	62,541	673,730
Swedbank AB, Class A	37,222	554,176
Swedish Match AB	6,908	356,081
Tele2 AB, Class B	21,432	310,851
Telefonaktiebolaget LM Ericsson, Class B	124,834	1,087,025
Telia Co. AB	107,222	460,765
Volvo AB, Class B	59,919	1,003,731

		22,814,043

Switzerland (3.0%)
ABB Ltd. (Registered)	74,909	1,808,869
Adecco Group AG (Registered)	6,574	415,851
Alcon, Inc.*	16,786	950,478
Baloise Holding AG (Registered)	1,925	348,083
Barry Callebaut AG (Registered)	126	278,351
Chocoladefabriken Lindt & Spruengli AG	42	326,131
Chocoladefabriken Lindt & Spruengli AG (Registered)	4	353,379
Cie Financiere Richemont SA (Registered)	21,218	1,667,536
Clariant AG (Registered)*	8,613	192,231
Coca-Cola HBC AG*	7,696	261,479
Credit Suisse Group AG (Registered)*	399,505	5,409,706
Dufry AG (Registered)*	1,479	146,739
EMS-Chemie Holding AG (Registered)	343	225,583
Geberit AG (Registered)	1,529	858,186
Givaudan SA (Registered)	375	1,174,442
Glencore plc*	440,723	1,373,930
Julius Baer Group Ltd.*	9,191	474,175
Kuehne + Nagel International AG (Registered)	2,136	360,193
LafargeHolcim Ltd. (Registered)*	20,240	1,123,050
Lonza Group AG (Registered)*	3,017	1,101,058
Nestle SA (Registered)	120,964	13,096,309
Novartis AG (Registered)	87,320	8,291,701
Pargesa Holding SA	1,598	132,836
Partners Group Holding AG	753	690,445
Roche Holding AG	28,557	9,265,239
Schindler Holding AG	1,680	427,378
Schindler Holding AG (Registered)	776	190,191
SGS SA (Registered)	215	588,929
Sika AG (Registered)	5,119	961,862
Sonova Holding AG (Registered)	2,315	529,833
STMicroelectronics NV	27,850	748,807
Straumann Holding AG (Registered)	411	403,611
Swatch Group AG (The)	1,151	321,110
Swatch Group AG (The) (Registered)	2,387	126,157
Swiss Life Holding AG (Registered)	1,357	681,164
Swiss Prime Site AG (Registered)*	3,081	356,235
Swiss Re AG	11,977	1,345,216
Swisscom AG (Registered)	1,077	570,438
Temenos AG (Registered)*	2,652	419,804
UBS Group AG (Registered)*	204,000	2,576,875
Vifor Pharma AG	1,822	332,565
Zurich Insurance Group AG	6,081	2,495,108

		63,401,263

Taiwan (1.5%)
ASE Technology Holding Co. Ltd.	586,282	1,627,203
Cathay Financial Holding Co. Ltd.	566,000	803,392
CTBC Financial Holding Co. Ltd.	2,358,000	1,761,991
Eclat Textile Co. Ltd.	75,000	1,008,273
Hon Hai Precision Industry Co. Ltd.	254,880	772,029
Largan Precision Co. Ltd.	5,000	833,973
MediaTek, Inc.	179,000	2,648,247
Mega Financial Holding Co. Ltd.	1,818,000	1,855,783
Nanya Technology Corp.	274,000	762,304
President Chain Store Corp.	34,000	344,798
Taiwan Cement Corp.	401,290	584,994
Taiwan Semiconductor Manufacturing Co. Ltd.	1,618,133	17,867,099
Vanguard International Semiconductor Corp.	418,000	1,105,761

		31,975,847

Thailand (0.3%)
Bangkok Dusit Medical Services PCL, Class F	1,846,300	1,602,597
CP ALL PCL	722,500	1,742,708
Muangthai Capital PCL	606,900	1,291,654
PTT PCL	1,482,700	2,177,984

		6,814,943

Turkey (0.3%)
Akbank T.A.S.*	2,339,150	3,188,857
Tupras Turkiye Petrol Rafinerileri A/S	104,539	2,228,197

		5,417,054

United Arab Emirates (0.0%)
NMC Health plc (x)	4,015	93,974

United Kingdom (4.8%)
3i Group plc	39,850	579,583
Admiral Group plc	7,898	241,560
Ashtead Group plc	18,306	585,350
Associated British Foods plc	14,672	504,909
AstraZeneca plc	53,324	5,373,050
Auto Trader Group plc (m)	36,474	287,272
AVEVA Group plc	2,690	165,901
Aviva plc	161,623	896,377
BAE Systems plc	129,208	966,649

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Barclays plc	701,124	$1,668,333
Barratt Developments plc	42,205	417,385
Berkeley Group Holdings plc	4,866	313,187
BP plc	828,036	5,172,587
British American Tobacco plc	93,236	3,990,916
British Land Co. plc (The) (REIT)	35,122	297,186
BT Group plc	339,715	865,954
Bunzl plc	13,789	377,170
Burberry Group plc	16,566	483,850
Centrica plc	224,165	265,158
CK Hutchison Holdings Ltd.	108,764	1,037,071
CNH Industrial NV	40,798	448,021
Coca-Cola European Partners plc	9,436	480,104
Compass Group plc	64,482	1,614,303
Croda International plc	5,406	366,632
DCC plc	3,827	331,731
Diageo plc	96,149	4,076,124
Direct Line Insurance Group plc	58,497	242,141
easyJet plc	7,079	133,573
Experian plc	37,020	1,251,416
Farfetch Ltd., Class A*	88,620	917,217
Fiat Chrysler Automobiles NV	43,235	639,865
G4S plc	58,702	169,510
GlaxoSmithKline plc	202,768	4,778,154
GVC Holdings plc	23,970	280,739
Halma plc	15,212	426,370
Hargreaves Lansdown plc	11,522	295,321
HSBC Holdings plc	820,643	6,434,091
Imperial Brands plc	38,546	954,275
Informa plc	50,487	573,119
InterContinental Hotels Group plc	7,019	484,207
Intertek Group plc	6,489	502,999
ITV plc	154,079	308,181
J Sainsbury plc	74,891	228,062
JD Sports Fashion plc	18,233	202,244
Johnson Matthey plc	7,748	307,480
Kingfisher plc	84,138	241,845
Land Securities Group plc (REIT)	27,818	364,792
Legal & General Group plc	238,792	958,401
Linde plc	13,189	2,807,938
Lloyds Banking Group plc	2,849,929	2,359,385
London Stock Exchange Group plc	12,791	1,313,079
M&G plc*	106,706	335,265
Marks & Spencer Group plc	84,148	237,972
Meggitt plc	32,562	283,289
Melrose Industries plc	202,411	643,741
Micro Focus International plc	14,706	207,224
Mondi plc	19,483	457,432
National Grid plc	142,228	1,779,016
Next plc	5,247	487,763
Ocado Group plc*	19,510	330,531
Pearson plc	33,285	280,849
Persimmon plc	12,947	462,182
Prudential plc	350,421	6,725,789
Reckitt Benckiser Group plc	28,831	2,340,637
RELX plc (London Stock Exchange)	37,244	940,048
RELX plc (Turquoise Stock Exchange)	41,772	1,052,378
Rentokil Initial plc	74,201	445,239
Rolls-Royce Holdings plc*	70,231	635,567
Rolls-Royce International Ltd. (Preference) (q)(r)*	3,230,626	4,279
Royal Bank of Scotland Group plc	194,888	620,331
RSA Insurance Group plc	40,131	300,659
Sage Group plc (The)	43,496	431,535
Schroders plc	4,719	208,401
Segro plc (REIT)	45,816	544,492
Severn Trent plc	9,983	332,571
Smith & Nephew plc	35,139	852,939
Smiths Group plc	16,787	375,122
Spirax-Sarco Engineering plc	2,900	341,495
SSE plc	42,117	802,513
St James’s Place plc	22,520	347,370
Standard Chartered plc	110,810	1,045,653
Standard Life Aberdeen plc	97,284	422,798
Taylor Wimpey plc	125,814	322,307
TechnipFMC plc	10,487	224,841
Tesco plc	398,072	1,345,634
Unilever NV	59,649	3,427,711
Unilever plc	134,676	7,760,936
United Utilities Group plc	28,536	356,594
Vodafone Group plc	1,088,039	2,115,129
Weir Group plc (The)	10,880	217,544
Whitbread plc	5,249	336,934
Wm Morrison Supermarkets plc	102,384	270,964
WPP plc	51,864	732,675

		100,367,116

United States (39.2%)
3M Co.	19,497	3,439,661
Abbott Laboratories	43,619	3,788,746
AbbVie, Inc.	36,527	3,234,101
ABIOMED, Inc.*	1,111	189,526
ACADIA Pharmaceuticals, Inc.*	17,244	737,698
Accenture plc, Class A	15,657	3,296,895
Activision Blizzard, Inc.	19,156	1,138,250
Adobe, Inc.*	47,106	15,536,030
Advance Auto Parts, Inc.	1,699	272,112
Advanced Micro Devices, Inc.*	27,458	1,259,224
AES Corp.	16,344	325,246
Aflac, Inc.	18,153	960,294
Agilent Technologies, Inc.	60,931	5,198,024
Air Products & Chemicals, Inc.	5,418	1,273,176
Akamai Technologies, Inc.*	3,875	334,723
Alaska Air Group, Inc.	3,219	218,087
Albemarle Corp.	2,534	185,083
Alexandria Real Estate Equities, Inc. (REIT)	2,868	463,411
Alexion Pharmaceuticals, Inc.*	5,362	579,900
Align Technology, Inc.*	1,785	498,086
Allegion plc	2,308	287,438
Allergan plc	8,159	1,559,756
Alliance Data Systems Corp.	987	110,741
Alliant Energy Corp.	5,900	322,848
Allstate Corp. (The)	7,989	898,363
Alphabet, Inc., Class A*	25,046	33,546,363

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Alphabet, Inc., Class C*	7,369	$9,852,500
Altria Group, Inc.	46,245	2,308,088
Amazon.com, Inc.*	11,798	21,800,816
Amcor plc	38,963	422,359
Ameren Corp.	6,154	472,627
American Airlines Group, Inc.	9,569	274,439
American Electric Power Co., Inc.	12,142	1,147,540
American Express Co.	16,544	2,059,563
American International Group, Inc.	21,343	1,095,536
American Tower Corp. (REIT)	10,973	2,521,815
American Water Works Co., Inc.	4,447	546,314
Ameriprise Financial, Inc.	3,076	512,400
AmerisourceBergen Corp.	3,750	318,825
AMETEK, Inc.	5,680	566,523
Amgen, Inc.	14,650	3,531,676
Amphenol Corp., Class A	7,410	801,984
Analog Devices, Inc.	9,072	1,078,117
ANSYS, Inc.*	2,110	543,135
Anthem, Inc.	36,073	10,895,128
AO Smith Corp.	3,385	161,261
Aon plc	5,788	1,205,583
Apache Corp.	9,535	244,001
Apartment Investment & Management Co. (REIT), Class A	3,640	188,006
Apple, Inc.	102,980	30,240,077
Applied Materials, Inc.	22,708	1,386,096
Aptiv plc	6,311	599,356
Archer-Daniels-Midland Co.	14,001	648,946
Arconic, Inc.	9,622	296,069
Arista Networks, Inc.*	1,362	277,031
Arthur J Gallagher & Co.	4,561	434,344
Assurant, Inc.	1,583	207,500
AT&T, Inc.	180,112	7,038,777
Atmos Energy Corp.	2,928	327,526
Autodesk, Inc.*	5,490	1,007,195
Automatic Data Processing, Inc.	10,659	1,817,360
AutoZone, Inc.*	582	693,342
AvalonBay Communities, Inc. (REIT)	3,495	732,902
Avantor, Inc.*	107,506	1,951,234
Avery Dennison Corp.	2,014	263,472
Baker Hughes Co.	16,178	414,642
Ball Corp.	8,092	523,310
Bank of America Corp.	199,605	7,030,088
Bank of New York Mellon Corp. (The)	20,683	1,040,975
Baxter International, Inc.	12,536	1,048,260
Becton Dickinson and Co.	6,696	1,821,111
Berkshire Hathaway, Inc., Class B*	48,248	10,928,172
Best Buy Co., Inc.	5,649	495,982
Biogen, Inc.*	4,449	1,320,152
BlackRock, Inc.‡	2,884	1,449,787
Blueprint Medicines Corp.*	23,219	1,860,074
Boeing Co. (The)	13,189	4,296,449
Booking Holdings, Inc.*	1,032	2,119,449
BorgWarner, Inc.	5,060	219,503
Boston Properties, Inc. (REIT)	3,620	499,053
Boston Scientific Corp.*	34,640	1,566,421
Bristol-Myers Squibb Co.	57,880	3,715,317
Broadcom, Inc.	9,778	3,090,044
Broadridge Financial Solutions, Inc.	2,910	359,501
Brown-Forman Corp., Class B	4,308	291,221
Cabot Oil & Gas Corp.	9,556	166,370
Cadence Design Systems, Inc.*	6,871	476,573
Campbell Soup Co.	4,219	208,503
Capital One Financial Corp.	11,390	1,172,145
Capri Holdings Ltd.*	3,423	130,587
Cardinal Health, Inc.	7,081	358,157
CarMax, Inc.*	3,930	344,543
Carnival Corp.	9,854	500,879
Carnival plc	6,380	307,953
Caterpillar, Inc.	13,626	2,012,288
Cboe Global Markets, Inc.	2,774	332,880
CBRE Group, Inc., Class A*	8,439	517,226
CDW Corp.	3,496	499,369
Celanese Corp.	2,877	354,216
Centene Corp.*	58,841	3,699,334
CenterPoint Energy, Inc.	12,570	342,784
CenturyLink, Inc.	25,116	331,782
Cerner Corp.	7,804	572,736
CF Industries Holdings, Inc.	5,315	253,738
CH Robinson Worldwide, Inc.	3,198	250,084
Charles Schwab Corp. (The)	28,163	1,339,432
Charter Communications, Inc., Class A*	3,866	1,875,319
Chevron Corp.	46,621	5,618,297
Chipotle Mexican Grill, Inc.*	640	535,750
Chubb Ltd.	11,193	1,742,302
Church & Dwight Co., Inc.	5,878	413,459
Cigna Corp.	9,167	1,874,560
Cimarex Energy Co.	2,435	127,813
Cincinnati Financial Corp.	3,797	399,255
Cintas Corp.	2,112	568,297
Cisco Systems, Inc.	104,680	5,020,453
Citigroup, Inc.	161,092	12,869,640
Citizens Financial Group, Inc.	10,530	427,623
Citrix Systems, Inc.	3,023	335,251
Clorox Co. (The)	3,015	462,923
CME Group, Inc.	8,890	1,784,401
CMS Energy Corp.	6,787	426,495
Coca-Cola Co. (The)	95,075	5,262,401
Cognizant Technology Solutions Corp., Class A	13,554	840,619
Colgate-Palmolive Co.	90,577	6,235,321
Comcast Corp., Class A	111,934	5,033,672
Comerica, Inc.	3,532	253,421
Conagra Brands, Inc.	12,163	416,461
Concho Resources, Inc.	5,090	445,731
ConocoPhillips	26,936	1,751,648
Consolidated Edison, Inc.	8,160	738,235
Constellation Brands, Inc., Class A	4,190	795,053
Cooper Cos., Inc. (The)	1,236	397,114
Copart, Inc.*	5,047	458,974
Corning, Inc.	18,969	552,188
Corteva, Inc.	18,718	553,304
Costco Wholesale Corp.	10,893	3,201,671
Coty, Inc., Class A	7,684	86,445

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Crown Castle International Corp. (REIT)	10,215	$1,452,062
CSX Corp.	19,173	1,387,358
Cummins, Inc.	3,753	671,637
CVS Health Corp.	32,204	2,392,435
CyberArk Software Ltd.*	1,596	186,062
Danaher Corp.	15,679	2,406,413
Darden Restaurants, Inc.	2,909	317,110
DaVita, Inc. (x)*	2,061	154,637
Deere & Co.	7,734	1,339,993
Delta Air Lines, Inc.	14,201	830,475
Dentsply Sirona, Inc.	5,537	313,339
Devon Energy Corp.	9,141	237,392
Diamondback Energy, Inc.	3,872	359,554
Digital Realty Trust, Inc. (REIT)	5,115	612,470
Discover Financial Services	7,703	653,368
Discovery, Inc., Class A (x)*	3,499	114,557
Discovery, Inc., Class C*	8,233	251,024
DISH Network Corp., Class A*	6,416	227,576
Dollar General Corp.	6,191	965,672
Dollar Tree, Inc.*	5,949	559,503
Dominion Energy, Inc.	20,422	1,691,350
Dover Corp.	3,677	423,811
Dow, Inc.	18,271	999,972
DR Horton, Inc.	8,229	434,080
DTE Energy Co.	4,737	615,194
Duke Energy Corp.	18,106	1,651,448
Duke Realty Corp. (REIT)	9,444	327,423
DuPont de Nemours, Inc.	18,307	1,175,309
DXC Technology Co.	6,293	236,554
E*TRADE Financial Corp.	5,452	247,357
Eastman Chemical Co.	3,202	253,791
Eaton Corp. plc	10,118	958,377
eBay, Inc.	18,727	676,232
Ecolab, Inc.	6,252	1,206,573
Edison International	8,795	663,231
Edwards Lifesciences Corp.*	5,191	1,211,008
Electronic Arts, Inc.*	29,897	3,214,226
Eli Lilly & Co.	20,864	2,742,156
Emerson Electric Co.	15,095	1,151,145
Entergy Corp.	4,832	578,874
EOG Resources, Inc.	14,424	1,208,154
Equifax, Inc.	33,164	4,646,940
Equinix, Inc. (REIT)	2,120	1,237,444
Equity Residential (REIT)	8,539	690,976
Essex Property Trust, Inc. (REIT)	1,619	487,092
Estee Lauder Cos., Inc. (The), Class A	5,525	1,141,134
Everest Re Group Ltd.	1,003	277,671
Evergy, Inc.	5,625	366,131
Eversource Energy	7,961	677,242
Exelon Corp.	23,876	1,088,507
Expedia Group, Inc.	3,530	381,734
Expeditors International of Washington, Inc.	4,348	339,231
Extra Space Storage, Inc. (REIT)	3,190	336,928
Exxon Mobil Corp.	104,322	7,279,589
F5 Networks, Inc.*	1,492	208,358
Facebook, Inc., Class A*	114,281	23,456,175
Fastenal Co.	14,041	518,815
Federal Realty Investment Trust (REIT)	1,752	225,535
FedEx Corp.	5,996	906,655
Ferguson plc	9,235	837,939
Fidelity National Information Services, Inc.	28,596	3,977,418
Fifth Third Bancorp	17,350	533,339
First Republic Bank	4,179	490,824
FirstEnergy Corp.	13,571	659,551
Fiserv, Inc.*	14,027	1,621,942
FleetCor Technologies, Inc.*	2,157	620,612
FLIR Systems, Inc.	3,297	171,675
Flowserve Corp.	2,967	147,668
FMC Corp.	3,320	331,402
Ford Motor Co.	95,908	891,944
Fortinet, Inc.*	3,543	378,251
Fortive Corp.	7,259	554,515
Fortune Brands Home & Security, Inc.	3,401	222,221
Fox Corp., Class A	8,870	328,811
Fox Corp., Class B	3,724	135,554
Franklin Resources, Inc.	6,461	167,857
Freeport-McMoRan, Inc.	36,218	475,180
Gap, Inc. (The)	4,535	80,179
Garmin Ltd.	3,431	334,728
Gartner, Inc.*	2,123	327,154
General Dynamics Corp.	5,743	1,012,778
General Electric Co.	216,153	2,412,267
General Mills, Inc.	14,798	792,581
General Motors Co.	30,927	1,131,928
Genuine Parts Co.	3,460	367,556
Gilead Sciences, Inc.	31,389	2,039,657
Global Payments, Inc.	7,410	1,352,770
Globe Life, Inc.	2,335	245,759
GlycoMimetics, Inc. (x)*	72,040	381,092
Goldman Sachs Group, Inc. (The)	11,816	2,716,853
H&R Block, Inc.	4,419	103,758
Halliburton Co.	21,476	525,518
Hanesbrands, Inc. (x)	8,534	126,730
Harley-Davidson, Inc.	3,784	140,727
Hartford Financial Services Group, Inc. (The)	8,698	528,577
Hasbro, Inc.	3,138	331,404
HCA Healthcare, Inc.	6,528	964,904
Healthpeak Properties, Inc. (REIT)	12,572	433,357
Helmerich & Payne, Inc.	2,419	109,895
Henry Schein, Inc.*	3,788	252,735
Hershey Co. (The)	3,614	531,186
Hess Corp.	6,582	439,743
Hewlett Packard Enterprise Co.	31,702	502,794
Hilton Worldwide Holdings, Inc.	6,879	762,950
HollyFrontier Corp.	3,503	177,637
Hologic, Inc.*	6,776	353,775
Home Depot, Inc. (The)	26,902	5,874,859
Honeywell International, Inc.	17,564	3,108,828
Hormel Foods Corp.	6,756	304,763
Host Hotels & Resorts, Inc. (REIT)	17,392	322,622
HP, Inc.	36,349	746,972

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Humana, Inc.	3,263	$1,195,955
Huntington Bancshares, Inc.	25,538	385,113
Huntington Ingalls Industries, Inc.	1,054	264,428
IDEX Corp.	1,940	333,680
IDEXX Laboratories, Inc.*	2,112	551,507
IHS Markit Ltd.*	9,816	739,636
Illinois Tool Works, Inc.	7,234	1,299,443
Illumina, Inc.*	3,609	1,197,250
Incyte Corp.*	31,264	2,729,972
Ingersoll-Rand plc	5,889	782,766
Intel Corp.	107,254	6,419,152
Intercontinental Exchange, Inc.	13,758	1,273,303
International Business Machines Corp.	21,905	2,936,146
International Flavors & Fragrances, Inc. (x)	2,522	325,388
International Game Technology plc	97,702	1,462,599
International Paper Co.	9,933	457,415
Interpublic Group of Cos., Inc. (The)	10,107	233,472
Intuit, Inc.	46,225	12,107,714
Intuitive Surgical, Inc.*	2,861	1,691,280
Invesco Ltd.	8,805	158,314
Ionis Pharmaceuticals, Inc.*	35,614	2,151,442
IPG Photonics Corp.*	949	137,529
IQVIA Holdings, Inc.*	4,447	687,106
Iron Mountain, Inc. (REIT)	7,028	223,982
Jack Henry & Associates, Inc.	1,900	276,773
Jacobs Engineering Group, Inc.	3,406	305,961
James Hardie Industries plc (CHDI)	18,549	362,777
JB Hunt Transport Services, Inc.	2,074	242,202
JM Smucker Co. (The)	2,827	294,376
Johnson & Johnson	64,945	9,473,527
Johnson Controls International plc	18,988	773,001
JPMorgan Chase & Co.	77,333	10,780,220
Juniper Networks, Inc.	7,723	190,218
Kansas City Southern	2,409	368,962
Kellogg Co.	6,046	418,141
KeyCorp	24,571	497,317
Keysight Technologies, Inc.*	4,521	463,990
Kimberly-Clark Corp.	8,438	1,160,647
Kimco Realty Corp. (REIT)	10,243	212,133
Kinder Morgan, Inc.	47,789	1,011,693
KLA Corp.	3,920	698,426
Kohl’s Corp.	3,600	183,420
Kraft Heinz Co. (The)	14,940	480,022
Kroger Co. (The)	19,976	579,104
L Brands, Inc.	6,010	108,901
L3Harris Technologies, Inc.	5,386	1,065,728
Laboratory Corp. of America Holdings*	2,333	394,674
Lam Research Corp.	3,621	1,058,780
Lamb Weston Holdings, Inc.	3,568	306,955
Las Vegas Sands Corp.	8,479	585,390
Leggett & Platt, Inc.	3,462	175,973
Leidos Holdings, Inc.	3,184	311,682
Lennar Corp., Class A	6,968	388,745
Lincoln National Corp.	4,733	279,294
Live Nation Entertainment, Inc.*	3,474	248,287
LKQ Corp.*	7,567	270,142
Lockheed Martin Corp.	6,111	2,379,501
Loews Corp.	6,272	329,217
Lowe’s Cos., Inc.	18,795	2,250,889
LyondellBasell Industries NV, Class A	6,284	593,712
M&T Bank Corp.	3,260	553,385
MacroGenics, Inc.*	67,630	735,814
Macy’s, Inc. (x)	8,303	141,151
Marathon Oil Corp.	19,622	266,467
Marathon Petroleum Corp.	15,846	954,722
MarketAxess Holdings, Inc.	919	348,402
Marriott International, Inc., Class A	6,642	1,005,798
Marsh & McLennan Cos., Inc.	12,427	1,384,492
Martin Marietta Materials, Inc.	1,546	432,323
Masco Corp.	6,935	332,811
Mastercard, Inc., Class A	21,878	6,532,552
Maxim Integrated Products, Inc.	127,858	7,864,546
McCormick & Co., Inc. (Non-Voting)	3,078	522,429
McDonald’s Corp.	18,533	3,662,306
McKesson Corp.	4,352	601,969
Medtronic plc	33,123	3,757,804
Merck & Co., Inc.	62,672	5,700,018
MetLife, Inc.	19,153	976,228
Mettler-Toledo International, Inc.*	584	463,276
MGM Resorts International	12,807	426,089
Microchip Technology, Inc. (x)	5,938	621,827
Micron Technology, Inc.*	27,483	1,478,036
Microsoft Corp.	204,517	32,252,331
Mid-America Apartment Communities, Inc. (REIT)	2,823	372,241
Mohawk Industries, Inc.*	1,501	204,706
Molson Coors Brewing Co., Class B	4,685	252,522
Mondelez International, Inc., Class A	35,724	1,967,678
Monster Beverage Corp.*	9,471	601,882
Moody’s Corp.	4,040	959,136
Morgan Stanley	30,330	1,550,470
Mosaic Co. (The)	8,428	182,382
Motorola Solutions, Inc.	4,224	680,655
MSCI, Inc.	2,122	547,858
Mylan NV*	13,357	268,476
Nasdaq, Inc.	2,870	307,377
National Oilwell Varco, Inc.	9,294	232,815
NetApp, Inc.	5,413	336,959
Netflix, Inc.*	10,813	3,498,762
Newell Brands, Inc.	10,039	192,950
Newmont Goldcorp Corp.	20,116	874,040
News Corp., Class A	9,909	140,113
News Corp., Class B	3,282	47,622
NextEra Energy, Inc.	12,098	2,929,652
Nielsen Holdings plc	8,462	171,779
NIKE, Inc., Class B	53,570	5,427,177
NiSource, Inc.	8,988	250,226
Noble Energy, Inc.	11,598	288,094
Nordstrom, Inc.	2,931	119,966

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Norfolk Southern Corp.	6,454	$1,252,915
Northern Trust Corp.	5,105	542,355
Northrop Grumman Corp.	3,866	1,329,788
NortonLifeLock, Inc.	14,291	364,706
Norwegian Cruise Line Holdings Ltd.*	5,149	300,753
NRG Energy, Inc.	6,216	247,086
Nucor Corp.	7,622	428,966
NVIDIA Corp.	15,090	3,550,677
NVR, Inc.*	86	327,523
Occidental Petroleum Corp.	21,922	903,406
Old Dominion Freight Line, Inc.	1,571	298,144
Omnicom Group, Inc.	5,473	443,422
ONEOK, Inc.	10,136	766,991
Oracle Corp. (Turquoise Stock Exchange)	53,416	2,829,980
O’Reilly Automotive, Inc.*	1,879	823,491
PACCAR, Inc.	8,539	675,435
Packaging Corp. of America	2,301	257,689
Parker-Hannifin Corp.	3,153	648,950
Paychex, Inc.	7,861	668,657
PayPal Holdings, Inc.*	86,221	9,326,526
Pentair plc	4,371	200,498
People’s United Financial, Inc.	11,158	188,570
PepsiCo, Inc.	34,470	4,711,015
PerkinElmer, Inc.	2,724	264,500
Perrigo Co. plc	3,420	176,677
Pfizer, Inc.	136,450	5,346,111
Phathom Pharmaceuticals, Inc.*	31,847	991,716
Philip Morris International, Inc.	38,434	3,270,349
Phillips 66	10,848	1,208,576
Pinnacle West Capital Corp.	2,779	249,915
Pioneer Natural Resources Co.	4,085	618,346
PNC Financial Services Group, Inc. (The)‡	10,804	1,724,642
PPG Industries, Inc.	5,813	775,978
PPL Corp.	17,772	637,659
Principal Financial Group, Inc.	6,268	344,740
Procter & Gamble Co. (The)	61,446	7,674,605
Progressive Corp. (The)	14,347	1,038,579
Prologis, Inc. (REIT)	15,524	1,383,809
Prudential Financial, Inc.	9,858	924,089
Public Service Enterprise Group, Inc.	12,669	748,104
Public Storage (REIT)	3,763	801,368
PulteGroup, Inc.	6,296	244,285
PVH Corp.	1,861	195,684
QIAGEN NV*	9,098	310,851
Qorvo, Inc.*	2,979	346,249
QUALCOMM, Inc.	28,267	2,493,997
Quanta Services, Inc.	3,368	137,111
Quest Diagnostics, Inc.	3,395	362,552
Ralph Lauren Corp.	1,143	133,982
Raymond James Financial, Inc.	3,171	283,678
Raytheon Co.	6,842	1,503,461
Realty Income Corp. (REIT)	8,104	596,698
Regency Centers Corp. (REIT)	4,161	262,518
Regeneron Pharmaceuticals, Inc.*	2,002	751,711
Regions Financial Corp.	23,784	408,133
Republic Services, Inc.	5,070	454,424
ResMed, Inc.	3,464	536,816
Robert Half International, Inc.	2,863	180,798
Rockwell Automation, Inc.	2,867	581,055
Rollins, Inc.	3,344	110,887
Roper Technologies, Inc.	2,601	921,352
Ross Stores, Inc.	8,958	1,042,890
Royal Caribbean Cruises Ltd.	4,211	562,211
S&P Global, Inc.	49,610	13,546,011
Sage Therapeutics, Inc.*	20,005	1,444,161
salesforce.com, Inc.*	21,870	3,556,937
Sarepta Therapeutics, Inc.*	15,030	1,939,471
SBA Communications Corp. (REIT)	2,755	663,927
Schlumberger Ltd.	34,296	1,378,699
Seagate Technology plc	5,508	327,726
Sealed Air Corp.	3,528	140,520
Sempra Energy	6,950	1,052,786
ServiceNow, Inc.*	4,674	1,319,564
Sherwin-Williams Co. (The)	2,019	1,178,167
Simon Property Group, Inc. (REIT)	7,556	1,125,542
Skyworks Solutions, Inc.	4,251	513,861
SL Green Realty Corp. (REIT)	2,047	188,078
Snap-on, Inc.	1,283	217,340
Southern Co. (The)	26,037	1,658,557
Southwest Airlines Co.	11,678	630,378
Stanley Black & Decker, Inc.	3,739	619,702
Starbucks Corp.	29,119	2,560,142
State Street Corp.	8,966	709,211
STERIS plc	2,090	318,558
Stryker Corp.	7,972	1,673,642
SVB Financial Group*	1,320	331,373
Synchrony Financial	14,642	527,258
Synopsys, Inc.*	3,609	502,373
Sysco Corp.	12,621	1,079,600
T. Rowe Price Group, Inc.	5,721	697,047
Take-Two Interactive Software, Inc.*	2,837	347,334
Tapestry, Inc.	6,984	188,358
Target Corp.	12,398	1,589,548
TE Connectivity Ltd.	8,223	788,092
Teleflex, Inc.	1,155	434,788
Texas Instruments, Inc.	23,087	2,961,831
Textron, Inc.	5,384	240,126
Thermo Fisher Scientific, Inc.	9,896	3,214,914
Tiffany & Co.	2,670	356,846
TJX Cos., Inc. (The)	30,025	1,833,327
T-Mobile US, Inc.*	7,880	617,950
Tractor Supply Co.	2,808	262,380
TransDigm Group, Inc.	1,246	697,760
Travelers Cos., Inc. (The)	6,393	875,521
Truist Financial Corp.	33,262	1,873,316
Twitter, Inc.*	19,429	622,699
Tyson Foods, Inc., Class A	7,239	659,039
UDR, Inc. (REIT)	6,932	323,724
Ulta Beauty, Inc.*	1,413	357,687
Under Armour, Inc., Class A*	4,905	105,948
Under Armour, Inc., Class C*	5,101	97,837
Union Pacific Corp.	17,116	3,094,402
United Airlines Holdings, Inc.*	5,403	475,950
United Parcel Service, Inc., Class B	53,580	6,272,075
United Rentals, Inc.*	1,858	309,859

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
United Technologies Corp.	20,056	$3,003,587
UnitedHealth Group, Inc.	23,360	6,867,373
Universal Health Services, Inc., Class B	1,940	278,312
Unum Group	4,735	138,073
US Bancorp	34,880	2,068,035
Valero Energy Corp.	10,181	953,451
Varian Medical Systems, Inc.*	2,241	318,244
Ventas, Inc. (REIT)	9,151	528,379
Veracyte, Inc.*	37,080	1,035,274
VeriSign, Inc.*	2,537	488,829
Verisk Analytics, Inc.	4,003	597,808
Verizon Communications, Inc.	101,972	6,261,081
Vertex Pharmaceuticals, Inc.*	6,311	1,381,793
VF Corp.	7,946	791,898
ViacomCBS, Inc.	13,436	563,909
Visa, Inc., Class A	42,207	7,930,695
Vornado Realty Trust (REIT)	3,980	264,670
Vulcan Materials Co.	3,218	463,360
Walgreens Boots Alliance, Inc.	18,284	1,078,025
Walmart, Inc.	34,947	4,153,101
Walt Disney Co. (The)	85,997	12,437,746
Waste Management, Inc.	9,581	1,091,851
Waters Corp.*	1,589	371,270
WEC Energy Group, Inc.	7,870	725,850
WellCare Health Plans, Inc.*	1,250	412,763
Wells Fargo & Co.	94,894	5,105,297
Welltower, Inc. (REIT)	10,161	830,967
Western Digital Corp.	7,518	477,167
Western Union Co. (The) (x)	10,148	271,763
Westinghouse Air Brake Technologies Corp.	4,314	335,629
Westrock Co.	6,211	266,514
Weyerhaeuser Co. (REIT)	18,313	553,053
Whirlpool Corp.	1,525	224,983
Williams Cos., Inc. (The)	29,738	705,385
Willis Towers Watson plc	3,109	627,831
WR Berkley Corp.	3,552	245,443
WW Grainger, Inc.	1,068	361,539
Wynn Resorts Ltd.	2,406	334,121
Xcel Energy, Inc.	12,871	817,180
Xerox Holdings Corp.	4,384	161,638
Xilinx, Inc.	6,092	595,615
Xylem, Inc.	4,499	354,476
Yum! Brands, Inc.	7,368	742,179
Zebra Technologies Corp., Class A*	1,329	339,480
Zimmer Biomet Holdings, Inc.	29,678	4,442,203
Zions Bancorp NA	4,244	220,348
Zoetis, Inc.	11,730	1,552,466

		820,286,160

Total Common Stocks (90.1%) (Cost $999,321,152)		1,886,957,202

PREFERRED STOCK:
India (0.0%)
Zee Entertainment Enterprises Ltd.,6.000% (Cost $—)	509,890	39,289

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/7/20 (x)* (Cost $27,640)	58,487	27,751

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENTS:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	5,821,630	5,823,377

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.3%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $344,248, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $351,100. (xx)	$344,215	344,215
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $73,910, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $75,381. (xx)	73,903	73,903
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $57,268, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $58,405. (xx)	57,259	57,259
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	1,000,000	1,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Societe Generale SA, 1.72%, dated 12/31/19, due 1/7/20, repurchase price $4,001,338, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $4,417,492. (xx)	$4,000,000	$4,000,000

Total Repurchase Agreements		5,475,377

Total Short-Term Investments (0.5%) (Cost $11,299,336)		11,298,754

Total Investments in Securities (90.6%) (Cost $1,010,648,128)		1,898,322,996
Other Assets Less Liabilities (9.4%)		196,102,161

Net Assets (100%)		$2,094,425,157

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $17,864,037 or 0.9% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $9,385,145. This was collateralized by $4,433,853 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 2/15/49 and by cash of $5,475,377 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
BRL	— Brazilian Real
CHDI	— Clearing House Electronic Subregister System

(CHESS) Depository Interest

CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Denmark Krone
EUR	— European Currency Unit
FDR	— Finnish Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— Korean (South) Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
USD	— United States Dollar

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Financials	$342,247,779	16.3%
Information Technology	309,752,387	14.8
Health Care	225,423,036	10.8
Consumer Discretionary	220,592,614	10.5
Industrials	200,730,759	9.6
Communication Services	177,381,396	8.5
Consumer Staples	164,685,522	7.9
Materials	75,004,917	3.6
Energy	69,936,070	3.3
Real Estate	54,337,656	2.6
Utilities	46,932,106	2.2
Investment Company	5,823,377	0.2
Repurchase Agreements	5,475,377	0.3
Cash and Other	196,102,161	9.4

		100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	10,804	1,432,382	—	(199,689)	142,310	349,639	1,724,642	49,086	—
Capital Markets
BlackRock, Inc.	2,884	1,265,273	—	(150,204)	81,985	252,733	1,449,787	40,656	—
Insurance
AXA SA	78,536	1,808,259	—	(141,043)	12,616	532,204	2,212,036	106,811	—

Total		4,505,914	—	(490,936)	236,911	1,134,576	5,386,465	196,553	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	986	3/2020	EUR	41,242,598	(190,899)
FTSE 100 Index	261	3/2020	GBP	25,925,587	129,791
S&P 500 E-Mini Index	615	3/2020	USD	99,356,325	1,784,631
SPI 200 Index	88	3/2020	AUD	10,194,041	(278,202)
TOPIX Index	156	3/2020	JPY	24,709,033	(14,270)

					1,431,051

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	1,274,710	USD	869,728	Citibank NA	3/20/2020	26,511
EUR	2,743,951	USD	3,063,379	Citibank NA	3/20/2020	29,458
GBP	2,239,873	USD	2,958,827	Citibank NA	3/20/2020	14,426

Total unrealized appreciation						70,395

USD	45,051,669	HKD	352,695,998	UBS AG	2/7/2020	(193,852)
JPY	113,239,735	USD	1,048,313	Citibank NA	3/19/2020	(1,582)

Total unrealized depreciation						(195,434)

Net unrealized depreciation						(125,039)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 9,301,121, BRL 34, CHF 2,027, DKK 2,011, EUR 37,627,647, GBP 22,340,406, HKD 2,002, HUF 10, ILS 1,966, INR 34, JPY 24,100,620, KRW 1, MXN 1, MYR 33, NOK 2,054, NZD 1,986, SEK 2,001, SGD 2,015 and TRY 14.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Australia	$—	$45,433,516	$—		$45,433,516
Austria	—	1,361,744	—		1,361,744
Belgium	—	5,964,181	—		5,964,181
Brazil	34,334,966	—	—		34,334,966
Chile	—	199,780	—		199,780
China	28,365,616	67,966,419	—		96,332,035
Colombia	—	177,594	—		177,594
Denmark	—	11,115,002	—		11,115,002
Egypt	—	2,887,136	—		2,887,136
Finland	—	6,741,150	—		6,741,150
France	—	105,631,603	—		105,631,603
Germany	—	73,089,968	—		73,089,968
Hong Kong	1,269,017	18,306,145	—		19,575,162
Hungary	—	7,858,711	—		7,858,711
India	10,318,029	29,628,006	—		39,946,035
Indonesia	—	15,242,112	—		15,242,112
Ireland	320,443	3,563,676	—		3,884,119
Israel	1,219,572	1,993,087	—		3,212,659
Italy	—	13,273,017	—		13,273,017
Japan	—	194,980,336	—		194,980,336
Luxembourg	—	1,190,358	—		1,190,358
Macau	—	1,397,936	—		1,397,936
Malaysia	—	2,900,518	—		2,900,518
Malta	—	—	—	(a)	—	(a)
Mexico	11,569,672	—	—		11,569,672
Netherlands	3,564,927	26,799,102	—		30,364,029
New Zealand	—	1,684,526	—		1,684,526
Norway	—	3,761,076	—		3,761,076
Peru	6,615,390	—	—		6,615,390
Philippines	—	3,155,090	—		3,155,090
Poland	—	5,717,092	—		5,717,092
Portugal	—	3,618,875	—		3,618,875
Russia	12,037,473	4,201,675	—		16,239,148
Singapore	—	9,208,300	—		9,208,300
South Africa	—	18,768,795	—		18,768,795
South Korea	—	15,634,542	—		15,634,542
Spain	—	22,720,629	—		22,720,629
Sweden	—	22,814,043	—		22,814,043
Switzerland	—	63,401,263	—		63,401,263
Taiwan	—	31,975,847	—		31,975,847
Thailand	—	6,814,943	—		6,814,943
Turkey	—	5,417,054	—		5,417,054
United Arab Emirates	—	93,974	—		93,974
United Kingdom	4,430,100	95,932,737	4,279		100,367,116
United States	818,466,640	1,819,520	—		820,286,160

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Forward Currency Contracts	$—	$70,395	$—	$70,395
Futures	1,914,422	—	—	1,914,422
Preferred Stock
India	—	39,289	—	39,289
Rights
Spain	—	27,751	—	27,751
Short-Term Investments
Investment Company	5,823,377	—	—	5,823,377
Repurchase Agreements	—	5,475,377	—	5,475,377

Total Assets	$940,249,644	$960,053,890	$4,279	$1,900,307,813

Liabilities:
Forward Currency Contracts	$—	$(195,434)	$—	$(195,434)
Futures	(483,371)	—	—	(483,371)

Total Liabilities	$(483,371)	$(195,434)	$—	$(678,805)

Total	$939,766,273	$959,858,456	$4,279	$1,899,629,008

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$70,395
Equity contracts	Receivables, Net assets – Unrealized appreciation	1,914,422	*

Total		$1,984,817

	Liability Derivatives
Foreign exchange contracts	Payables	$(195,434)
Equity contracts	Payables, Net assets – Unrealized depreciation	(483,371	)*

Total		$(678,805)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(963,169)	$(963,169)
Equity contracts	34,949,788	—	34,949,788

Total	$34,949,788	$(963,169)	$33,986,619

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$255,051	$255,051
Equity contracts	5,331,647	—	5,331,647

Total	$5,331,647	$255,051	$5,586,698

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $58,437,000 and futures contracts with an average notional balance of approximately $185,800,000 respectively, during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Citibank NA	$70,395	$(1,582)	$—	$68,813

Total	$70,395	$(1,582)	$—	$68,813

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank NA	$1,582	$(1,582)	$—	$—
UBS AG	193,852	—	—	193,852

Total	$195,434	$(1,582)	$—	$193,852

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 9%)*	$171,866,639
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 4%)*	$319,669,089

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$949,617,978
Aggregate gross unrealized depreciation	(69,413,274)

Net unrealized appreciation	$880,204,704

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,019,424,304

For the year ended December 31, 2019, the Portfolio incurred approximately $1,783 as brokerage commissions with Sanford C. Bernstein & Co., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $2,865,460)	$5,386,465
Unaffiliated Issuers (Cost $1,002,307,291)	1,887,461,154
Repurchase Agreements (Cost $5,475,377)	5,475,377
Cash	98,446,812
Foreign cash (Cost $95,706,160)	93,385,983
Cash held as collateral at broker for futures	9,174,668
Dividends, interest and other receivables	3,455,412
Receivable for securities sold	1,895,940
Unrealized appreciation on forward foreign currency contracts	70,395
Receivable for Portfolio shares sold	58,784
Securities lending income receivable	5,889
Due from Custodian	388
Other assets	90,441

Total assets	2,104,907,708

LIABILITIES
Payable for return of collateral on securities loaned	5,475,377
Payable for securities purchased	2,011,909
Investment management fees payable	1,126,380
Payable for Portfolio shares redeemed	581,629
Distribution fees payable – Class IB	289,062
Administrative fees payable	215,383
Due to broker for futures variation margin	195,797
Unrealized depreciation on forward foreign currency contracts	195,434
Accrued India taxes	175,328
Distribution fees payable – Class IA	8,388
Trustees’ fees payable	2,065
Accrued expenses	205,799

Total liabilities	10,482,551

NET ASSETS	$2,094,425,157

Net assets were comprised of:
Paid in capital	$1,256,307,986
Total distributable earnings (loss)	838,117,171

Net assets	$2,094,425,157

Class IA
Net asset value, offering and redemption price per share, $39,855,603 / 2,221,243 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.94

Class IB
Net asset value, offering and redemption price per share, $1,382,003,665 / 77,226,761 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.90

Class K
Net asset value, offering and redemption price per share, $672,565,889 / 37,481,958 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.94

(x)	Includes value of securities on loan of $9,385,145.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($196,553 of dividend income received from affiliates) (net of $2,868,977 foreign withholding tax)	$46,239,642
Interest	1,900,784
Securities lending (net)	254,078

Total income	48,394,504

EXPENSES
Investment management fees	14,522,828
Distribution fees – Class IB	3,310,376
Administrative fees	2,472,865
Custodian fees	634,000
Professional fees	222,051
Printing and mailing expenses	159,536
Distribution fees – Class IA	95,582
Trustees’ fees	63,726
Miscellaneous	194,678

Gross expenses	21,675,642
Less: Waiver from investment manager	(1,195,570)

Net expenses	20,480,072

NET INVESTMENT INCOME (LOSS)	27,914,432

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($236,911 of realized gain (loss) from affiliates) (net of India tax of $(2,299) on realized gain on investments)	61,059,101
Futures contracts	34,949,788
Forward foreign currency contracts	(963,169)
Foreign currency transactions	(76,352)

Net realized gain (loss)	94,969,368

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $129,282 on unrealized appreciation on investments) ($1,134,576 of change in unrealized appreciation (depreciation) from affiliates)	321,616,775
Futures contracts	5,331,647
Forward foreign currency contracts	255,051
Foreign currency translations	447,131

Net change in unrealized appreciation (depreciation)	327,650,604

NET REALIZED AND UNREALIZED GAIN (LOSS)	422,619,972

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$450,534,404

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$27,914,432	$24,037,903
Net realized gain (loss)	94,969,368	147,006,139
Net change in unrealized appreciation (depreciation)	327,650,604	(421,852,805)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	450,534,404	(250,808,763)

Distributions to shareholders:
Class IA	(1,581,645)	(3,397,230)
Class IB	(54,741,513)	(119,729,189)
Class K	(27,996,907)	(56,704,819)

Total distributions to shareholders	(84,320,065)	(179,831,238)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 55,884 and 87,515 shares, respectively ]	938,994	1,621,226
Capital shares issued in reinvestment of dividends and distributions [ 89,552 and 218,435 shares, respectively ]	1,581,645	3,397,230
Capital shares repurchased [ (260,758) and (267,811) shares, respectively ]	(4,458,768)	(4,915,578)

Total Class IA transactions	(1,938,129)	102,878

Class IB
Capital shares sold [ 1,148,329 and 1,335,552 shares, respectively ]	18,999,969	24,664,208
Capital shares issued in reinvestment of dividends and distributions [ 3,107,664 and 7,717,996 shares, respectively ]	54,741,513	119,729,189
Capital shares repurchased [ (9,507,032) and (9,904,350) shares, respectively ]	(160,316,788)	(181,813,796)

Total Class IB transactions	(86,575,306)	(37,420,399)

Class K
Capital shares sold [ 560,081 and 4,133,066 shares, respectively ]	8,511,683	68,387,715
Capital shares issued in reinvestment of dividends and distributions [ 1,585,252 and 3,647,092 shares, respectively ]	27,996,907	56,704,819
Capital shares repurchased [ (4,517,833) and (8,186,414) shares, respectively ]	(76,495,110)	(153,642,673)

Total Class K transactions	(39,986,520)	(28,550,139)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(128,499,955)	(65,867,660)

TOTAL INCREASE (DECREASE) IN NET ASSETS	237,714,384	(496,507,661)
NET ASSETS:
Beginning of year	1,856,710,773	2,353,218,434

End of year	$2,094,425,157	$1,856,710,773

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.92	$18.72	$15.00	$14.49	$14.89

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.19	0.16	0.16	0.16
Net realized and unrealized gain (loss)	3.53	(2.40)	3.75	0.49	(0.42)

Total from investment operations	3.75	(2.21)	3.91	0.65	(0.26)

Less distributions:
Dividends from net investment income	(0.23)	(0.20)	(0.19)	(0.14)	(0.14)
Distributions from net realized gains	(0.50)	(1.39)	—	—	—

Total dividends and distributions	(0.73)	(1.59)	(0.19)	(0.14)	(0.14)

Net asset value, end of year	$17.94	$14.92	$18.72	$15.00	$14.49

Total return	25.24%	(12.14)%	26.09%	4.48%	(1.74)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$39,856	$34,859	$43,029	$37,523	$39,462
Ratio of expenses to average net assets:
After waivers (f)	1.10%	1.14%	1.15%	1.15%	1.14%
Before waivers (f)	1.16%	1.15%	1.15%	1.17%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.31%	1.05%	0.92%	1.13%	1.07%
Before waivers (f)	1.25%	1.03%	0.91%	1.11%	1.06%
Portfolio turnover rate^	10%	13%	10%	15%	14%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.88	$18.68	$14.97	$14.46	$14.86

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.19	0.16	0.16	0.16
Net realized and unrealized gain (loss)	3.53	(2.40)	3.74	0.49	(0.42)

Total from investment operations	3.75	(2.21)	3.90	0.65	(0.26)

Less distributions:
Dividends from net investment income	(0.23)	(0.20)	(0.19)	(0.14)	(0.14)
Distributions from net realized gains	(0.50)	(1.39)	—	—	—

Total dividends and distributions	(0.73)	(1.59)	(0.19)	(0.14)	(0.14)

Net asset value, end of year	$17.90	$14.88	$18.68	$14.97	$14.46

Total return	25.31%	(12.17)%	26.08%	4.48%	(1.75)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,382,004	$1,227,363	$1,556,409	$1,377,314	$1,479,410
Ratio of expenses to average net assets:
After waivers (f)	1.10%	1.14%	1.15%	1.15%	1.14%
Before waivers (f)	1.16%	1.15%	1.15%	1.17%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.31%	1.05%	0.91%	1.13%	1.07%
Before waivers (f)	1.25%	1.04%	0.91%	1.11%	1.07%
Portfolio turnover rate^	10%	13%	10%	15%	14%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.92	$18.72	$15.00	$14.49	$14.89

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	0.24	0.20	0.20	0.20
Net realized and unrealized gain (loss)	3.54	(2.41)	3.75	0.49	(0.42)

Total from investment operations	3.80	(2.17)	3.95	0.69	(0.22)

Less distributions:
Dividends from net investment income	(0.28)	(0.24)	(0.23)	(0.18)	(0.18)
Distributions from net realized gains	(0.50)	(1.39)	—	—	—

Total dividends and distributions	(0.78)	(1.63)	(0.23)	(0.18)	(0.18)

Net asset value, end of year	$17.94	$14.92	$18.72	$15.00	$14.49

Total return	25.53%	(11.90)%	26.38%	4.74%	(1.49)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$672,566	$594,488	$753,780	$680,568	$590,114
Ratio of expenses to average net assets:
After waivers (f)	0.85%	0.89%	0.90%	0.90%	0.89%
Before waivers (f)	0.91%	0.90%	0.90%	0.92%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.56%	1.28%	1.17%	1.39%	1.30%
Before waivers (f)	1.50%	1.27%	1.16%	1.37%	1.30%
Portfolio turnover rate^	10%	13%	10%	15%	14%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Goldman Sachs Asset Management, L.P.

PERFORMANCE RESULTS

Total Returns as of 12/31/19

Since Incept.
Portfolio – Class IB Shares*	15.62%
Portfolio – Class K Shares*	15.87
EQ/Goldman Sachs Growth Allocation Index	17.24
S&P 500® Index	21.73
Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index	11.35

* Date of inception 2/1/19. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 15.62% for the period ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/Goldman Sachs Growth Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which returned 17.24%, 21.73% and 11.35%, respectively.

Portfolio Highlights

What helped performance since inception:

•	With equity markets rising and yields falling on dovish central bank policy, both equity and fixed income broadly contributed to performance over the period.

•

While markets came into the year with an expectation of an interest rate increase by the Federal Reserve, interest rates ultimately fell materially and led to strong gains on the Portfolio’s corporate credit allocation. The yield on a U.S. 10-year Treasury bond fell during the year. Additionally, the credit spread between corporate credit and U.S. Treasuries fell during 2019, as investor fears over trade tensions subsided modestly, which lead to strong performance for corporate credit.

What hurt performance since inception:

•

The Portfolio’s volatility management strategy detracted from relative performance during the first quarter of 2019 as the Portfolio held a modest cash position as a result of market volatility (primarily in international markets). As markets rallied, this cash position led the Portfolio to not fully participate in the market rally.

•	The Portfolio’s allocation to U.S. mid-cap and small-cap equities detracted from returns, as markets have favored larger companies over smaller.

How did derivatives contribute/detract from performance during the year?

•

Given that a significant portion of the Portfolio’s equity exposure is realized through the use of derivatives (such as equity index futures), derivatives were a substantial component of the Portfolio’s return during the year.

Portfolio Positioning and Outlook — Goldman Sachs Asset Management, L.P.

The Portfolio implements a strategic, long term asset allocation that resets on a monthly basis. The strategy employs a methodology that attempts to manage portfolio risk during periods of heightened volatility by moving certain equity exposures to cash. Given equity markets with typical levels of volatility, at period end the Portfolio was materially fully invested.

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Exchange Traded Funds	61.0%
Investment Companies	37.2
Cash and Other	1.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,069.60	$5.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.68	5.58
Class K
Actual	1,000.00	1,070.90	4.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.93	4.32

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (31.5%)
iShares Core S&P 500 ETF	9,600	$3,103,104
SPDR S&P 500 ETF Trust	57,900	18,635,694
Vanguard S&P 500 ETF	10,300	3,046,740

Total Equity		24,785,538

Fixed Income (29.5%)
Vanguard Intermediate-Term Corporate Bond ETF	254,700	23,261,750

Total Exchange Traded Funds (61.0%) (Cost $45,541,979)		48,047,288

SHORT-TERM INVESTMENTS:
Investment Companies (37.2%)
Goldman Sachs Financial Square Funds - Government Fund‡	3,525,784	3,525,784
Goldman Sachs Financial Square Funds - Treasury Obligations Fund‡	3,525,203	3,525,203
Goldman Sachs Financial Square Funds - Treasury Solutions Fund‡	3,525,154	3,525,154
JPMorgan Prime Money Market Fund, IM Shares	18,677,986	18,683,590

Total Investment Companies		29,259,731

Total Short-Term Investments (37.2%) (Cost $29,260,265)		29,259,731

Total Investments in Securities (98.2%) (Cost $74,802,244)		77,307,019
Other Assets Less Liabilities (1.8%)		1,393,910

Net Assets (100%)		$78,700,929

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

Glossary:

EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

Investments in companies which were affiliates for the period ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
SHORT-TERM INVESTMENTS:
Investment Companies
Goldman Sachs Financial Square Funds – Government Fund	3,525,784	—	3,525,784	—	—	—	3,525,784	34,648	—
Goldman Sachs Financial Square Funds – Treasury Obligations Fund	3,525,203	—	3,525,203	—	—	—	3,525,203	33,948	—
Goldman Sachs Financial Square Funds – Treasury Solutions Fund	3,525,154	—	3,525,154	—	—	—	3,525,154	34,020	—

Total		—	10,576,141	—	—	—	10,576,141	102,616	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	162	3/2020	EUR	6,776,168	(5,447)
FTSE 100 Index	48	3/2020	GBP	4,767,924	26,228
Russell 2000 E-Mini Index	56	3/2020	USD	4,677,680	69,394
S&P 500 E-Mini Index	12	3/2020	USD	1,938,660	19,749
S&P Midcap 400 E-Mini Index	33	3/2020	USD	6,813,840	112,676
TOPIX Index	30	3/2020	JPY	4,751,737	4,621

					227,221

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$48,047,288	$—	$—	$48,047,288
Futures	232,668	—	—	232,668
Short-Term Investments
Investment Companies	29,259,731	—	—	29,259,731

Total Assets	$77,539,687	$—	$—	$77,539,687

Liabilities:
Futures	$(5,447)	$—	$—	$(5,447)

Total Liabilities	$(5,447)	$—	$—	$(5,447)

Total	$77,534,240	$—	$—	$77,534,240

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$232,668	*

Total		$232,668

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(5,447	)*

Total		$(5,447)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$1,873,365	$1,873,365

Total	$1,873,365	$1,873,365

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$227,221	$227,221

Total	$227,221	$227,221

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Portfolio held futures contracts with an average notional balance of approximately $15,404,000 for eleven months during the period ended December 31, 2019.

Investment security transactions for the period ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$55,891,617
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$10,802,035

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,515,533
Aggregate gross unrealized depreciation	(6,468)

Net unrealized appreciation	$2,509,065

Federal income tax cost of investments in securities and derivative instruments, if applicable	$75,025,175

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $10,576,141)	$10,576,141
Unaffiliated Issuers (Cost $64,226,103)	66,730,878
Cash	500,000
Cash held as collateral at broker for futures	1,347,313
Receivable for Portfolio shares sold	203,795
Dividends, interest and other receivables	126,826
Due from broker for futures variation margin	11,263
Deferred offering cost	1,570
Other assets	3,420

Total assets	79,501,206

LIABILITIES
Payable for securities purchased	709,580
Investment management fees payable	23,335
Distribution fees payable – Class IB	13,173
Administrative fees payable	7,663
Trustees’ fees payable	20
Payable for Portfolio shares redeemed	10
Accrued expenses	46,496

Total liabilities	800,277

NET ASSETS	$78,700,929

Net assets were comprised of:
Paid in capital	$74,724,026
Total distributable earnings (loss)	3,976,903

Net assets	$78,700,929

Class IB
Net asset value, offering and redemption price per share, $67,229,447 / 5,950,191 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.30

Class K
Net asset value, offering and redemption price per share, $11,471,482 / 1,015,182 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.30

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2019*

INVESTMENT INCOME
Dividends ($102,616 of dividend income received from affiliates)	$909,419
Interest	13,736

Total income	923,155

EXPENSES
Investment management fees	279,042
Distribution fees – Class IB	62,804
Professional fees	62,413
Administrative fees	42,848
Printing and mailing expenses	22,837
Offering costs	16,907
Custodian fees	7,800
Trustees’ fees	756
Miscellaneous	1,289

Gross expenses	496,696
Less: Waiver from investment manager	(140,548)

Net expenses	356,148

NET INVESTMENT INCOME (LOSS)	567,007

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	452,558
Futures contracts	1,873,365
Foreign currency transactions	(5,291)

Net realized gain (loss)	2,320,632

Change in unrealized appreciation (depreciation) on:
Investments in securities	2,504,775
Futures contracts	227,221
Foreign currency translations	8,511

Net change in unrealized appreciation (depreciation)	2,740,507

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,061,139

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,628,146

*	The Portfolio commenced operations on February 1, 2019.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

February 1, 2019* to December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$567,007
Net realized gain (loss)	2,320,632
Net change in unrealized appreciation (depreciation)	2,740,507

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,628,146

Distributions to shareholders:
Class IB	(1,388,678)
Class K	(281,556)

Total distributions to shareholders	(1,670,234)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 5,903,486 shares]	64,029,804
Capital shares issued in reinvestment of dividends and distributions [ 124,200 shares]	1,388,678
Capital shares repurchased [ (77,495) shares]	(857,021)

Total Class IB transactions	64,561,461

Class K
Capital shares sold [ 990,000 shares]	9,900,000
Capital shares issued in reinvestment of dividends and distributions [ 25,182 shares]	281,556

Total Class K transactions	10,181,556

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	74,743,017

TOTAL INCREASE (DECREASE) IN NET ASSETS	78,700,929
NET ASSETS:
Beginning of period	—

End of period	$78,700,929

* Commencement of Operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16
Net realized and unrealized gain (loss)	1.40

Total from investment operations	1.56

Less distributions:
Dividends from net investment income	(0.08)
Distributions from net realized gains	(0.18)

Total dividends and distributions	(0.26)

Net asset value, end of period	$11.30

Total return (b)	15.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$67,229
Ratio of expenses to average net assets:
After waivers (a)(f)	1.09	%(j)
Before waivers (a)(f)	1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.55	%(l)
Before waivers (a)(f)	1.21	%(l)
Portfolio turnover rate^	45	%(z)

Class K	February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18
Net realized and unrealized gain (loss)	1.41

Total from investment operations	1.59

Less distributions:
Dividends from net investment income	(0.11)
Distributions from net realized gains	(0.18)

Total dividends and distributions	(0.29)

Net asset value, end of period	$11.30

Total return (b)	15.87%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,471
Ratio of expenses to average net assets:
After waivers (a)(f)	0.84	%(j)
Before waivers (a)(f)	1.35%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.80	%(l)
Before waivers (a)(f)	1.30	%(l)
Portfolio turnover rate^	45	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Goldman Sachs Asset Management, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	30.78%	15.33%
Russell Midcap® Value Index	27.06	11.29

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 30.78% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned 27.06% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the real estate and health care sectors contributed to relative returns.

•

Marvell Technology Group Ltd., an integrated circuit designer, developer and seller, was a top contributor to relative returns during the period. The stock gained steadily to start the year, and then rose even faster in April as gains came on the back of China trade headlines that boosted the semiconductor space as a whole. Strong first quarter results featuring above-consensus revenue and earnings per share and a positive outlook on the future of the firm’s 5G capabilities boosted the share price later in the period.

•

Industrial machinery firm ITT, Inc. was also a top relative contributor to returns during the year. Strong earnings in February and November as well as an announced share buyback program boosted the stock. We feel that ITT is well positioned for a short-cycle recovery and for auto stability as it continues to outperform the global auto market.

What hurt performance during the year:

•	Stock selection in the energy and financials sectors detracted from relative returns.

•

Viper Energy Partners LP, a company engaged in the acquisition of oil and natural gas properties in the Permian basin, was a top detractor from relative returns during the year. The stock suffered from a poor earnings report in the third quarter while decreasing expectations for the fourth quarter, causing share prices to decline. Despite the underperformance, we continue to believe in the company’s total return opportunities with its impressive margins, dividend yield, and free cash flow.

•

Marathon Petroleum Corp. was a top detractor from relative returns during the year. Most of the decline occurred in May. Early in the month, the company reported quarterly results that missed on earnings per share, driven primarily by weakness in refining and retail margins. On the positive side, Marathon continues to buy back shares and also reported strong operating cash flow and capital expenditures. Despite the mixed earnings, we remain positive on the company and feel that its acquisition of Andeavor seems to be going well and is on track to continue to unlock further synergies for the combined company, which is the largest U.S. refiner by capacity.

Portfolio Positioning and Outlook — Goldman Sachs Asset Management L.P.

The U.S. equity market delivered robust performance in 2019. Growth remains near-trend and sequentially accelerating, while a healthy consumer, both in balance sheet and confidence, continues to support the U.S. economy. We still favor U.S. equities and believe that there could be further growth, buoyed by low interest rates and steady cash flow generation. Despite increased volatility, we think that fundamentals remain stable and do not indicate a downturn in global growth or corporate earnings. Within this more volatile backdrop, we believe a thorough understanding of both market and company specific variables will be crucial to navigating this environment. With that said, we continue to focus on high-quality companies with strong market positions and experienced management teams for a longer-term horizon.

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	17.7%
Industrials	11.2
Real Estate	10.9
Utilities	10.1
Information Technology	9.2
Materials	8.1
Health Care	7.9
Consumer Discretionary	6.9
Consumer Staples	5.0
Energy	4.9
Communication Services	3.3
Investment Company	1.6
Repurchase Agreement	0.8
Cash and Other	2.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,087.50	$5.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.71	5.55

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.09%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.3%)
Entertainment (0.5%)
World Wrestling Entertainment, Inc., Class A (x)	8,962	$581,365

Interactive Media & Services (0.5%)
Snap, Inc., Class A*	30,958	505,544

Media (2.3%)
Liberty Broadband Corp., Class C*	7,373	927,155
Liberty Media Corp.-Liberty SiriusXM, Class A*	21,184	1,024,034
Nexstar Media Group, Inc., Class A	3,927	460,441

		2,411,630

Total Communication Services		3,498,539

Consumer Discretionary (6.9%)
Auto Components (0.9%)
Aptiv plc	9,646	916,081

Hotels, Restaurants & Leisure (3.5%)
MGM Resorts International	36,131	1,202,078
Restaurant Brands International, Inc.	3,845	245,196
Royal Caribbean Cruises Ltd.	11,942	1,594,376
Wynn Resorts Ltd.	4,734	657,411

		3,699,061

Multiline Retail (0.5%)
Dollar General Corp.	3,756	585,861

Specialty Retail (0.6%)
Burlington Stores, Inc.*	2,656	605,648

Textiles, Apparel & Luxury Goods (1.4%)
Capri Holdings Ltd.*	13,602	518,916
PVH Corp.	9,593	1,008,704

		1,527,620

Total Consumer Discretionary		7,334,271

Consumer Staples (5.0%)
Beverages (1.4%)
Coca-Cola European Partners plc	14,660	745,901
Constellation Brands, Inc., Class A	3,714	704,731

		1,450,632

Food & Staples Retailing (1.6%)
Grocery Outlet Holding Corp.*	17,571	570,179
US Foods Holding Corp.*	27,838	1,166,134

		1,736,313

Food Products (2.0%)
Lamb Weston Holdings, Inc.	8,555	735,987
Nomad Foods Ltd.*	19,275	431,182
Tyson Foods, Inc., Class A	10,355	942,719

		2,109,888

Total Consumer Staples		5,296,833

Energy (4.9%)
Energy Equipment & Services (1.5%)
Baker Hughes Co.	33,202	850,967
TechnipFMC plc	36,257	777,350

		1,628,317

Oil, Gas & Consumable Fuels (3.4%)
Cheniere Energy, Inc.*	20,520	1,253,156
Diamondback Energy, Inc.	5,550	515,373
Marathon Petroleum Corp.	5,112	307,998
Parsley Energy, Inc., Class A	34,562	653,568
Viper Energy Partners LP	33,845	834,618

		3,564,713

Total Energy		5,193,030

Financials (17.7%)
Banks (5.8%)
Citizens Financial Group, Inc.	31,005	1,259,113
Fifth Third Bancorp	19,115	587,595
First Republic Bank	7,185	843,878
M&T Bank Corp.	11,635	1,975,041
Synovus Financial Corp.	19,677	771,339
Truist Financial Corp.	13,168	741,622

		6,178,588

Capital Markets (3.4%)
Cboe Global Markets, Inc.	4,182	501,840
Evercore, Inc., Class A	5,249	392,415
Northern Trust Corp.	8,802	935,124
Raymond James Financial, Inc.	11,373	1,017,429
T. Rowe Price Group, Inc.	5,788	705,210

		3,552,018

Consumer Finance (0.8%)
Discover Financial Services	10,299	873,561

Insurance (7.1%)
American Financial Group, Inc.	8,332	913,604
Arch Capital Group Ltd.*	17,801	763,485
Globe Life, Inc.	8,123	854,946
Hanover Insurance Group, Inc. (The)	3,264	446,091
Hartford Financial Services Group, Inc. (The)	15,101	917,688
Lincoln National Corp.	10,535	621,670
Markel Corp.*	898	1,026,567
Reinsurance Group of America, Inc.	4,707	767,523
Willis Towers Watson plc	6,257	1,263,538

		7,575,112

Mortgage Real Estate Investment Trusts (REITs) (0.6%)
Starwood Property Trust, Inc. (REIT)	23,901	594,179

Total Financials		18,773,458

Health Care (7.9%)
Biotechnology (0.4%)
Agios Pharmaceuticals, Inc. (x)*	10,093	481,941

Health Care Equipment & Supplies (4.4%)
Cooper Cos., Inc. (The)	3,682	1,182,990

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Dentsply Sirona, Inc.	8,817	$498,954
Envista Holdings Corp.*	18,329	543,271
Zimmer Biomet Holdings, Inc.	16,287	2,437,839

		4,663,054

Health Care Technology (0.6%)
Change Healthcare, Inc. (x)*	36,322	595,318

Life Sciences Tools & Services (1.3%)
Agilent Technologies, Inc.	16,232	1,384,752

Pharmaceuticals (1.2%)
Catalent, Inc.*	12,859	723,961
Elanco Animal Health, Inc.*	17,884	526,684

		1,250,645

Total Health Care		8,375,710

Industrials (11.2%)
Aerospace & Defense (1.5%)
L3Harris Technologies, Inc.	7,890	1,561,194

Electrical Equipment (1.3%)
AMETEK, Inc.	4,563	455,114
Rockwell Automation, Inc.	4,731	958,832

		1,413,946

Industrial Conglomerates (0.8%)
Carlisle Cos., Inc.	4,905	793,825

Machinery (5.8%)
Flowserve Corp.	16,796	835,937
Fortive Corp.	12,749	973,896
Ingersoll-Rand plc	4,273	567,967
ITT, Inc.	25,843	1,910,056
Stanley Black & Decker, Inc.	11,190	1,854,631

		6,142,487

Road & Rail (1.8%)
Knight-Swift Transportation Holdings, Inc.	19,389	694,902
Old Dominion Freight Line, Inc.	6,220	1,180,431

		1,875,333

Total Industrials		11,786,785

Information Technology (9.2%)
Communications Equipment (2.1%)
Juniper Networks, Inc.	21,251	523,412
Motorola Solutions, Inc.	5,626	906,574
Viavi Solutions, Inc.*	51,121	766,815

		2,196,801

Electronic Equipment, Instruments & Components (0.6%)
National Instruments Corp.	15,415	652,671

IT Services (1.5%)
Fidelity National Information Services, Inc.	8,108	1,127,742
InterXion Holding NV*	5,344	447,880

		1,575,622

Semiconductors & Semiconductor Equipment (3.5%)
Analog Devices, Inc.	4,189	497,821
Marvell Technology Group Ltd.	56,570	1,502,499
MKS Instruments, Inc.	5,962	655,880
Skyworks Solutions, Inc.	9,030	1,091,546

		3,747,746

Software (0.8%)
Citrix Systems, Inc.	8,098	898,068

Technology Hardware, Storage & Peripherals (0.7%)
Western Digital Corp.	10,999	698,107

Total Information Technology		9,769,015

Materials (8.1%)
Chemicals (2.6%)
Celanese Corp.	8,286	1,020,172
Corteva, Inc.	35,941	1,062,416
WR Grace & Co.	9,928	693,471

		2,776,059

Construction Materials (1.2%)
Martin Marietta Materials, Inc.	4,694	1,312,630

Containers & Packaging (2.4%)
Ball Corp.	15,253	986,411
Packaging Corp. of America	13,722	1,536,727

		2,523,138

Metals & Mining (1.9%)
Freeport-McMoRan, Inc.	66,065	866,773
Steel Dynamics, Inc.	31,943	1,087,340

		1,954,113

Total Materials		8,565,940

Real Estate (10.9%)
Equity Real Estate Investment Trusts (REITs) (10.9%)
Alexandria Real Estate Equities, Inc. (REIT)	8,422	1,360,827
AvalonBay Communities, Inc. (REIT)	7,866	1,649,500
Boston Properties, Inc. (REIT)	7,160	987,078
Camden Property Trust (REIT)	10,395	1,102,910
Equity LifeStyle Properties, Inc. (REIT)	14,900	1,048,811
Essex Property Trust, Inc. (REIT)	3,490	1,050,001
Extra Space Storage, Inc. (REIT)	4,755	502,223
Healthpeak Properties, Inc. (REIT)	37,509	1,292,935
Hudson Pacific Properties, Inc. (REIT)	15,816	595,472
Invitation Homes, Inc. (REIT)	22,988	688,950
Prologis, Inc. (REIT)	8,136	725,243
Ryman Hospitality Properties, Inc. (REIT)	6,442	558,264

Total Real Estate		11,562,214

Utilities (10.1%)
Electric Utilities (1.9%)
Xcel Energy, Inc.	32,433	2,059,171

Gas Utilities (1.3%)
Atmos Energy Corp.	11,865	1,327,219

Multi-Utilities (5.8%)
Ameren Corp.	16,137	1,239,321

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
CMS Energy Corp.	27,858	$1,750,597
Public Service Enterprise Group, Inc.	15,758	930,510
Sempra Energy	14,394	2,180,403

		6,100,831

Water Utilities (1.1%)
American Water Works Co., Inc.	9,721	1,194,225

Total Utilities		10,681,446

Total Common Stocks (95.2%) (Cost $86,976,486)		100,837,241

SHORT-TERM INVESTMENTS:
Investment Company (1.6%)
JPMorgan Prime Money Market Fund, IM Shares	1,611,149	1,611,632

	Principal Amount	Value (Note 1)
Repurchase Agreement (0.8%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $867,349, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $884,613. (xx)	$867,268	867,268

Total Short-Term Investments (2.4%) (Cost $2,478,900)		2,478,900

Total Investments in Securities (97.6%) (Cost $89,455,386)		103,316,141
Other Assets Less Liabilities (2.4%)		2,577,190

Net Assets (100%)		$105,893,331

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $1,292,809. This was collateralized by $444,486 of various U.S. Government Treasury Securities, ranging from 0.000% - 5.375%, maturing 1/16/20 - 5/15/48 and by cash of $867,268 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$3,498,539	$—	$—	$3,498,539
Consumer Discretionary	7,334,271	—	—	7,334,271
Consumer Staples	5,296,833	—	—	5,296,833
Energy	5,193,030	—	—	5,193,030
Financials	18,773,458	—	—	18,773,458
Health Care	8,375,710	—	—	8,375,710
Industrials	11,786,785	—	—	11,786,785
Information Technology	9,769,015	—	—	9,769,015
Materials	8,565,940	—	—	8,565,940
Real Estate	11,562,214	—	—	11,562,214
Utilities	10,681,446	—	—	10,681,446

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Company	$1,611,632	$—	$—	$1,611,632
Repurchase Agreement	—	867,268	—	867,268

Total Assets	$102,448,873	$867,268	$—	$103,316,141

Total Liabilities	$—	$—	$—	$—

Total	$102,448,873	$867,268	$—	$103,316,141

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$76,399,631
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$81,896,138

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,740,179
Aggregate gross unrealized depreciation	(960,860)

Net unrealized appreciation	$13,779,319

Federal income tax cost of investments in securities and derivative instruments, if applicable	$89,536,822

For the year ended December 31, 2019, the Portfolio incurred approximately $13 as brokerage commissions with BTIG LLC, $1,575 as brokerage commissions with Liquidnet Inc. and $1,729 as brokerage commissions with Sanford C. Bernstein & Co., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $88,588,118)	$102,448,873
Repurchase Agreements (Cost $867,268)	867,268
Cash	3,000,000
Receivable for securities sold	427,692
Dividends, interest and other receivables	170,690
Receivable for Portfolio shares sold	5,680
Securities lending income receivable	4,563
Other assets	530

Total assets	106,925,296

LIABILITIES
Payable for return of collateral on securities loaned	867,268
Investment management fees payable	45,777
Payable for Portfolio shares redeemed	34,453
Distribution fees payable – Class IB	22,020
Administrative fees payable	8,403
Accrued expenses	54,044

Total liabilities	1,031,965

NET ASSETS	$105,893,331

Net assets were comprised of:
Paid in capital	$91,400,254
Total distributable earnings (loss)	14,493,077

Net assets	$105,893,331

Class IB
Net asset value, offering and redemption price per share, $105,893,331 / 5,485,125 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.31

(x)	Includes value of securities on loan of $1,292,809.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $3,170 foreign withholding tax)	$1,693,264
Interest	48,546
Securities lending (net)	10,821

Total income	1,752,631

EXPENSES
Investment management fees	752,620
Distribution fees – Class IB	244,356
Administrative fees	93,392
Professional fees	64,884
Printing and mailing expenses	24,383
Offering costs	14,913
Custodian fees	10,001
Trustees’ fees	3,072
Tax expense	152
Miscellaneous	1,537

Gross expenses	1,209,310
Less: Waiver from investment manager	(143,738)

Net expenses	1,065,572

NET INVESTMENT INCOME (LOSS)	687,059

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	3,350,214
Net change in unrealized appreciation (depreciation) on investments in securities	21,533,768

NET REALIZED AND UNREALIZED GAIN (LOSS)	24,883,982

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,571,041

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$687,059	$179,615
Net realized gain (loss)	3,350,214	(1,147,995)
Net change in unrealized appreciation (depreciation)	21,533,768	(7,673,013)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,571,041	(8,641,393)

Distributions to shareholders:
Class IB	(2,356,393)	(202,318)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 400,188 and 184,100 shares, respectively ]	7,127,105	2,975,179
Capital shares sold in-kind (Note 8) [ 0 and 5,531,990 shares, respectively ]	—	92,328,912
Capital shares issued in reinvestment of dividends [ 124,683 and 12,700 shares, respectively ]	2,356,393	202,318
Capital shares repurchased [ (641,325) and (127,211) shares, respectively ]	(11,416,995)	(2,050,518)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,933,497)	93,455,891

TOTAL INCREASE (DECREASE) IN NET ASSETS	21,281,151	84,612,180
NET ASSETS:
Beginning of period	84,612,180	—

End of period	$105,893,331	$84,612,180

* Commencement of Operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$15.11		$16.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13		0.03
Net realized and unrealized gain (loss)	4.51		(1.57)

Total from investment operations	4.64		(1.54)

Less distributions:
Dividends from net investment income	(0.14)		(0.04)
Distributions from net realized gains	(0.30)		—

Total dividends and distributions	(0.44)		(0.04)

Net asset value, end of period	$19.31		$15.11

Total return (b)	30.78%		(9.26)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$105,893		$84,612
Ratio of expenses to average net assets:
After waivers (a)(f)	1.09	%(j)	1.09	%(j)
Before waivers (a)(f)	1.24%		1.31%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.70%		1.03	%(l)
Before waivers (a)(f)	0.56%		0.81	%(l)
Portfolio turnover rate^	81%		16	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.09% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Goldman Sachs Asset Management, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	17.57%	5.22%
EQ/Goldman Sachs Moderate Growth Allocation Index	20.40	6.76
S&P 500® Index	31.49	12.11
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	1.88

* Date of inception 4/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 17.57% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/Goldman Sachs Moderate Growth Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 20.40%, 31.49% and 5.20%, respectively.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio saw a strong absolute return in 2019, as markets rallied sharply in the first, second and fourth quarters of the year. With equity markets rising and yields falling on dovish central bank policy, both equity and fixed income broadly contributed to performance over the period.

•

While markets came into the year with an expectation of an interest rate increase by the Federal Reserve Board, interest rates ultimately fell materially and led to strong gains on fixed income investments. At the beginning of the year, the yield on a U.S. 10-year Treasury bond fell during the year.

What hurt performance during the year:

•

The Portfolio’s volatility management strategy detracted from performance during the first quarter of 2019, as it held a modest cash position due to market volatility (primarily in international markets). As markets rallied, this cash position caused the Portfolio to not fully participate in the market rally.

•	The Portfolio’s allocation to U.S. mid-cap and small-cap equities detracted from returns, as markets have favored larger companies over smaller.

How did derivatives contribute/detract from performance during the year?

•

Given that a significant portion of the Portfolio’s equity exposure is realized through the use of derivatives (such as equity index futures), derivatives were a substantial component of the Portfolio’s return during the year.

Portfolio Positioning and Outlook — Goldman Sachs Asset Management, L.P.

The Portfolio implements a strategic, long term asset allocation that resets on a monthly basis. The strategy employs a methodology that attempts to manage portfolio risk during periods of heightened volatility by moving certain equity exposures to cash. Given equity markets with typical levels of volatility, at period end the Portfolio was materially fully invested.

Portfolio Characteristics As of December 31, 2019
Weighted Average Life (Years)	8.13
Weighted Average Coupon (%)	2.75
Weighted Average Effective Duration (Years)*	7.32
Weighted Average Rating**	AA+

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
U.S. Treasury Obligations	41.5%
Investment Companies	24.0
Information Technology	7.1
Health Care	4.3
Financials	3.9
Communication Services	3.1
Consumer Discretionary	2.9
Industrials	2.8
Consumer Staples	2.2
Energy	1.3
Utilities	1.0
Real Estate	0.9
Materials	0.8
Repurchase Agreement	0.0 #
Cash and Other	4.2

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,055.80	$6.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.37	5.90

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.16%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.1%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc.	54,700	$2,137,676
CenturyLink, Inc.	7,400	97,754
Verizon Communications, Inc.	31,000	1,903,400

		4,138,830

Entertainment (0.6%)
Activision Blizzard, Inc.	5,700	338,694
Electronic Arts, Inc.*	2,200	236,522
Netflix, Inc.*	3,300	1,067,781
Take-Two Interactive Software, Inc.*	800	97,944
Walt Disney Co. (The)	13,463	1,947,154

		3,688,095

Interactive Media & Services (1.5%)
Alphabet, Inc., Class A*	2,200	2,946,658
Alphabet, Inc., Class C*	2,300	3,075,146
Facebook, Inc., Class A*	18,000	3,694,500
TripAdvisor, Inc.	800	24,304
Twitter, Inc.*	5,800	185,890

		9,926,498

Media (0.4%)
Charter Communications, Inc., Class A*	1,200	582,096
Comcast Corp., Class A	34,000	1,528,980
Discovery, Inc., Class A (x)*	1,200	39,288
Discovery, Inc., Class C*	2,600	79,274
Fox Corp., Class A	2,733	101,312
Fox Corp., Class B	1,200	43,680
Interpublic Group of Cos., Inc. (The)	2,900	66,990
News Corp., Class A	2,900	41,006
News Corp., Class B	900	13,059
Omnicom Group, Inc.	1,600	129,632
ViacomCBS, Inc.	4,050	169,979

		2,795,296

Wireless Telecommunication Services (0.0%)
T-Mobile US, Inc.*	2,400	188,208

Total Communication Services		20,736,927

Consumer Discretionary (2.9%)
Auto Components (0.0%)
Aptiv plc	1,900	180,443
BorgWarner, Inc.	1,500	65,070

		245,513

Automobiles (0.1%)
Ford Motor Co.	29,300	272,490
General Motors Co.	9,400	344,040
Harley-Davidson, Inc.	1,200	44,628

		661,158

Distributors (0.0%)
Genuine Parts Co.	1,100	116,853
LKQ Corp.*	2,300	82,110

		198,963

Diversified Consumer Services (0.0%)
H&R Block, Inc.	1,500	35,220

Hotels, Restaurants & Leisure (0.6%)
Carnival Corp.	3,000	152,490
Chipotle Mexican Grill, Inc.*	200	167,422
Darden Restaurants, Inc.	900	98,109
Hilton Worldwide Holdings, Inc.	2,100	232,911
Las Vegas Sands Corp.	2,500	172,600
Marriott International, Inc., Class A	2,000	302,860
McDonald’s Corp.	5,700	1,126,377
MGM Resorts International	3,900	129,753
Norwegian Cruise Line Holdings Ltd.*	1,600	93,456
Royal Caribbean Cruises Ltd.	1,300	173,563
Starbucks Corp.	9,000	791,280
Wynn Resorts Ltd.	700	97,209
Yum! Brands, Inc.	2,300	231,679

		3,769,709

Household Durables (0.1%)
DR Horton, Inc.	2,500	131,875
Garmin Ltd.	1,100	107,316
Leggett & Platt, Inc.	1,000	50,830
Lennar Corp., Class A	2,100	117,159
Mohawk Industries, Inc.*	400	54,552
Newell Brands, Inc.	2,900	55,738
PulteGroup, Inc.	1,900	73,720
Whirlpool Corp.	500	73,765

		664,955

Internet & Direct Marketing Retail (1.0%)
Amazon.com, Inc.*	3,100	5,728,304
Booking Holdings, Inc.*	300	616,119
eBay, Inc.	5,900	213,049
Expedia Group, Inc.	1,000	108,140

		6,665,612

Leisure Products (0.0%)
Hasbro, Inc.	900	95,049

Multiline Retail (0.2%)
Dollar General Corp.	1,900	296,362
Dollar Tree, Inc.*	1,800	169,290
Kohl’s Corp.	1,200	61,140
Macy’s, Inc. (x)	2,300	39,100
Nordstrom, Inc.	800	32,744
Target Corp.	3,800	487,198

		1,085,834

Specialty Retail (0.7%)
Advance Auto Parts, Inc.	500	80,080
AutoZone, Inc.*	200	238,262
Best Buy Co., Inc.	1,700	149,260
CarMax, Inc.*	1,200	105,204
Gap, Inc. (The)	1,600	28,288
Home Depot, Inc. (The)	8,200	1,790,716
L Brands, Inc.	1,700	30,804
Lowe’s Cos., Inc.	5,800	694,608
O’Reilly Automotive, Inc.*	600	262,956
Ross Stores, Inc.	2,700	314,334

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Tiffany & Co.	800	$106,920
TJX Cos., Inc. (The)	9,100	555,646
Tractor Supply Co.	900	84,096
Ulta Beauty, Inc.*	400	101,256

		4,542,430

Textiles, Apparel & Luxury Goods (0.2%)
Capri Holdings Ltd.*	1,100	41,965
Hanesbrands, Inc. (x)	2,700	40,095
NIKE, Inc., Class B	9,400	952,314
PVH Corp.	600	63,090
Ralph Lauren Corp.	400	46,888
Tapestry, Inc.	2,100	56,637
Under Armour, Inc., Class A*	1,400	30,240
Under Armour, Inc., Class C*	1,500	28,770
VF Corp.	2,400	239,184

		1,499,183

Total Consumer Discretionary		19,463,626

Consumer Staples (2.2%)
Beverages (0.5%)
Brown-Forman Corp., Class B	1,400	94,640
Coca-Cola Co. (The)	28,800	1,594,080
Constellation Brands, Inc., Class A	1,300	246,675
Molson Coors Brewing Co., Class B	1,400	75,460
Monster Beverage Corp.*	2,900	184,295
PepsiCo, Inc.	10,500	1,435,035

		3,630,185

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.	3,300	969,936
Kroger Co. (The)	6,000	173,940
Sysco Corp.	3,800	325,052
Walgreens Boots Alliance, Inc.	5,700	336,072
Walmart, Inc.	10,600	1,259,704

		3,064,704

Food Products (0.3%)
Archer-Daniels-Midland Co.	4,200	194,670
Campbell Soup Co.	1,300	64,246
Conagra Brands, Inc.	3,600	123,264
General Mills, Inc.	4,500	241,020
Hershey Co. (The)	1,100	161,678
Hormel Foods Corp.	2,100	94,731
JM Smucker Co. (The)	900	93,717
Kellogg Co.	1,900	131,404
Kraft Heinz Co. (The)	4,700	151,011
Lamb Weston Holdings, Inc.	1,100	94,633
McCormick & Co., Inc. (Non-Voting)	900	152,757
Mondelez International, Inc., Class A	10,800	594,864
Tyson Foods, Inc., Class A	2,200	200,288

		2,298,283

Household Products (0.5%)
Church & Dwight Co., Inc.	1,900	133,646
Clorox Co. (The)	900	138,186
Colgate-Palmolive Co.	6,400	440,576
Kimberly-Clark Corp.	2,600	357,630
Procter & Gamble Co. (The)	18,700	2,335,630

		3,405,668

Personal Products (0.1%)
Coty, Inc., Class A	2,225	25,031
Estee Lauder Cos., Inc. (The), Class A	1,700	351,118

		376,149

Tobacco (0.3%)
Altria Group, Inc.	14,000	698,740
Philip Morris International, Inc.	11,700	995,553

		1,694,293

Total Consumer Staples		14,469,282

Energy (1.3%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	4,900	125,587
Halliburton Co.	6,600	161,502
Helmerich & Payne, Inc.	800	36,344
National Oilwell Varco, Inc.	2,900	72,645
Schlumberger Ltd.	10,400	418,080
TechnipFMC plc	3,100	66,464

		880,622

Oil, Gas & Consumable Fuels (1.2%)
Apache Corp.	2,800	71,652
Cabot Oil & Gas Corp.	3,100	53,971
Chevron Corp.	14,200	1,711,242
Cimarex Energy Co.	800	41,992
Concho Resources, Inc.	1,500	131,355
ConocoPhillips	8,300	539,749
Devon Energy Corp.	3,000	77,910
Diamondback Energy, Inc.	1,200	111,432
EOG Resources, Inc.	4,300	360,168
Exxon Mobil Corp.	31,700	2,212,026
Hess Corp.	1,900	126,939
HollyFrontier Corp.	1,100	55,781
Kinder Morgan, Inc.	14,600	309,082
Marathon Oil Corp.	6,000	81,480
Marathon Petroleum Corp.	4,900	295,225
Noble Energy, Inc.	3,600	89,424
Occidental Petroleum Corp.	6,685	275,489
ONEOK, Inc.	3,100	234,577
Phillips 66	3,400	378,794
Pioneer Natural Resources Co.	1,300	196,781
Valero Energy Corp.	3,100	290,315
Williams Cos., Inc. (The)	9,100	215,852

		7,861,236

Total Energy		8,741,858

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Financials (3.9%)
Banks (1.7%)
Bank of America Corp.	62,700	$2,208,294
Citigroup, Inc.	16,900	1,350,141
Citizens Financial Group, Inc.	3,300	134,013
Comerica, Inc.	1,100	78,925
Fifth Third Bancorp	5,500	169,070
Huntington Bancshares, Inc.	7,800	117,624
JPMorgan Chase & Co.	23,900	3,331,660
KeyCorp	7,500	151,800
M&T Bank Corp.	1,000	169,750
People’s United Financial, Inc.	3,300	55,770
PNC Financial Services Group, Inc. (The)	3,300	526,779
Regions Financial Corp.	7,500	128,700
SVB Financial Group*	400	100,416
Truist Financial Corp.	9,973	561,679
US Bancorp	10,700	634,403
Wells Fargo & Co.	30,000	1,614,000
Zions Bancorp NA (x)	1,300	67,496

		11,400,520

Capital Markets (0.8%)
Affiliated Managers Group, Inc.	400	33,896
Ameriprise Financial, Inc.	1,000	166,580
Bank of New York Mellon Corp. (The)	6,400	322,112
BlackRock, Inc.	900	452,430
Cboe Global Markets, Inc.	800	96,000
Charles Schwab Corp. (The)	8,700	413,772
CME Group, Inc.	2,700	541,944
E*TRADE Financial Corp.	1,700	77,129
Franklin Resources, Inc.	2,100	54,558
Intercontinental Exchange, Inc.	4,200	388,710
Invesco Ltd.	2,900	52,142
MarketAxess Holdings, Inc.	300	113,733
Moody’s Corp.	1,200	284,892
Morgan Stanley	9,400	480,528
MSCI, Inc.	600	154,908
Nasdaq, Inc.	900	96,390
Northern Trust Corp.	1,600	169,984
Raymond James Financial, Inc.	900	80,514
S&P Global, Inc.	1,800	491,490
State Street Corp.	2,800	221,480
T. Rowe Price Group, Inc.	1,800	219,312

		4,912,504

Consumer Finance (0.2%)
American Express Co.	5,100	634,899
Capital One Financial Corp.	3,500	360,185
Discover Financial Services	2,400	203,568
Synchrony Financial	4,600	165,646

		1,364,298

Diversified Financial Services (0.5%)
Berkshire Hathaway, Inc., Class B*	14,700	3,329,550

Insurance (0.7%)
Aflac, Inc.	5,500	290,950
Allstate Corp. (The)	2,500	281,125
American International Group, Inc.	6,500	333,645
Aon plc	1,800	374,922
Arthur J Gallagher & Co.	1,400	133,322
Assurant, Inc.	500	65,540
Chubb Ltd.	3,400	529,244
Cincinnati Financial Corp.	1,100	115,665
Everest Re Group Ltd.	300	83,052
Globe Life, Inc.	800	84,200
Hartford Financial Services Group, Inc. (The)	2,700	164,079
Lincoln National Corp.	1,500	88,515
Loews Corp.	1,900	99,731
Marsh & McLennan Cos., Inc.	3,800	423,358
MetLife, Inc.	6,000	305,820
Principal Financial Group, Inc.	1,900	104,500
Progressive Corp. (The)	4,400	318,516
Prudential Financial, Inc.	3,000	281,220
Travelers Cos., Inc. (The)	1,900	260,205
Unum Group	1,600	46,656
Willis Towers Watson plc	1,000	201,940
WR Berkley Corp.	1,100	76,010

		4,662,215

Total Financials		25,669,087

Health Care (4.3%)
Biotechnology (0.6%)
AbbVie, Inc.	11,100	982,794
Alexion Pharmaceuticals, Inc.*	1,700	183,855
Amgen, Inc.	4,500	1,084,815
Biogen, Inc.*	1,400	415,422
Gilead Sciences, Inc.	9,500	617,310
Incyte Corp.*	1,300	113,516
Regeneron Pharmaceuticals, Inc.*	600	225,288
Vertex Pharmaceuticals, Inc.*	1,900	416,005

		4,039,005

Health Care Equipment & Supplies (1.1%)
Abbott Laboratories	13,200	1,146,552
ABIOMED, Inc.*	300	51,177
Align Technology, Inc.*	500	139,520
Baxter International, Inc.	3,800	317,756
Becton Dickinson and Co.	2,000	543,940
Boston Scientific Corp.*	10,400	470,288
Cooper Cos., Inc. (The)	400	128,516
Danaher Corp.	4,800	736,704
Dentsply Sirona, Inc.	1,700	96,203
Edwards Lifesciences Corp.*	1,600	373,264
Hologic, Inc.*	2,000	104,420
IDEXX Laboratories, Inc.*	600	156,678
Intuitive Surgical, Inc.*	900	532,035
Medtronic plc	10,000	1,134,500
ResMed, Inc.	1,100	170,467
Stryker Corp.	2,400	503,856
Teleflex, Inc.	300	112,932

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Varian Medical Systems, Inc.*	700	$99,407
Zimmer Biomet Holdings, Inc.	1,500	224,520

		7,042,735

Health Care Providers & Services (0.9%)
AmerisourceBergen Corp.	1,100	93,522
Anthem, Inc.	1,900	573,857
Cardinal Health, Inc.	2,200	111,276
Centene Corp.*	3,100	194,897
Cigna Corp.	2,824	577,480
CVS Health Corp.	9,743	723,807
DaVita, Inc.*	700	52,521
HCA Healthcare, Inc.	2,000	295,620
Henry Schein, Inc.*	1,100	73,392
Humana, Inc.	1,000	366,520
Laboratory Corp. of America Holdings*	700	118,419
McKesson Corp.	1,400	193,648
Quest Diagnostics, Inc.	1,000	106,790
UnitedHealth Group, Inc.	7,100	2,087,258
Universal Health Services, Inc., Class B	600	86,076
WellCare Health Plans, Inc.*	400	132,084

		5,787,167

Health Care Technology (0.0%)
Cerner Corp.	2,400	176,136

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	2,300	196,213
Illumina, Inc.*	1,100	364,914
IQVIA Holdings, Inc.*	1,400	216,314
Mettler-Toledo International, Inc.*	200	158,656
PerkinElmer, Inc.	800	77,680
Thermo Fisher Scientific, Inc.	3,000	974,610
Waters Corp.*	500	116,825

		2,105,212

Pharmaceuticals (1.4%)
Allergan plc	2,500	477,925
Bristol-Myers Squibb Co.	17,600	1,129,744
Eli Lilly & Co.	6,400	841,152
Johnson & Johnson	19,800	2,888,226
Merck & Co., Inc.	19,200	1,746,240
Mylan NV*	3,900	78,390
Perrigo Co. plc	1,000	51,660
Pfizer, Inc.	41,400	1,622,052
Zoetis, Inc.	3,600	476,460

		9,311,849

Total Health Care		28,462,104

Industrials (2.8%)
Aerospace & Defense (0.7%)
Arconic, Inc.	2,900	89,233
Boeing Co. (The)	4,000	1,303,040
General Dynamics Corp.	1,800	317,430
Huntington Ingalls Industries, Inc.	300	75,264
L3Harris Technologies, Inc.	1,680	332,422
Lockheed Martin Corp.	1,900	739,822
Northrop Grumman Corp.	1,200	412,764
Raytheon Co.	2,100	461,454
Textron, Inc.	1,700	75,820
TransDigm Group, Inc.	400	224,000
United Technologies Corp.	6,100	913,536

		4,944,785

Air Freight & Logistics (0.2%)
CH Robinson Worldwide, Inc.	1,000	78,200
Expeditors International of Washington, Inc.	1,300	101,426
FedEx Corp.	1,800	272,178
United Parcel Service, Inc., Class B	5,200	608,712

		1,060,516

Airlines (0.1%)
Alaska Air Group, Inc.	900	60,975
American Airlines Group, Inc.	3,000	86,040
Delta Air Lines, Inc.	4,300	251,464
Southwest Airlines Co.	3,600	194,328
United Airlines Holdings, Inc.*	1,700	149,753

		742,560

Building Products (0.1%)
Allegion plc	700	87,178
AO Smith Corp.	1,000	47,640
Fortune Brands Home & Security, Inc.	1,000	65,340
Johnson Controls International plc	6,000	244,260
Masco Corp.	2,200	105,578

		549,996

Commercial Services & Supplies (0.1%)
Cintas Corp.	600	161,448
Copart, Inc.*	1,500	136,410
Republic Services, Inc.	1,600	143,408
Rollins, Inc.	1,150	38,134
Waste Management, Inc.	2,900	330,484

		809,884

Construction & Engineering (0.0%)
Jacobs Engineering Group, Inc.	1,000	89,830
Quanta Services, Inc.	1,100	44,781

		134,611

Electrical Equipment (0.2%)
AMETEK, Inc.	1,700	169,558
Eaton Corp. plc	3,100	293,632
Emerson Electric Co.	4,600	350,796
Rockwell Automation, Inc.	900	182,403

		996,389

Industrial Conglomerates (0.4%)
3M Co.	4,300	758,606
General Electric Co.	65,400	729,864
Honeywell International, Inc.	5,400	955,800
Roper Technologies, Inc.	800	283,384

		2,727,654

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Machinery (0.5%)
Caterpillar, Inc.	4,200	$620,256
Cummins, Inc.	1,200	214,752
Deere & Co.	2,400	415,824
Dover Corp.	1,100	126,786
Flowserve Corp.	1,000	49,770
Fortive Corp.	2,200	168,058
IDEX Corp.	600	103,200
Illinois Tool Works, Inc.	2,200	395,186
Ingersoll-Rand plc	1,800	239,256
PACCAR, Inc.	2,600	205,660
Parker-Hannifin Corp.	1,000	205,820
Pentair plc	1,300	59,631
Snap-on, Inc.	400	67,760
Stanley Black & Decker, Inc.	1,100	182,314
Westinghouse Air Brake Technologies Corp.	1,429	111,176
Xylem, Inc.	1,300	102,427

		3,267,876

Professional Services (0.1%)
Equifax, Inc.	900	126,108
IHS Markit Ltd.*	3,000	226,050
Nielsen Holdings plc	2,700	54,810
Robert Half International, Inc.	900	56,835
Verisk Analytics, Inc.	1,200	179,208

		643,011

Road & Rail (0.3%)
CSX Corp.	6,000	434,160
JB Hunt Transport Services, Inc.	600	70,068
Kansas City Southern	800	122,528
Norfolk Southern Corp.	2,000	388,260
Old Dominion Freight Line, Inc.	500	94,890
Union Pacific Corp.	5,300	958,187

		2,068,093

Trading Companies & Distributors (0.1%)
Fastenal Co.	4,300	158,885
United Rentals, Inc.*	600	100,062
WW Grainger, Inc.	300	101,556

		360,503

Total Industrials		18,305,878

Information Technology (7.1%)
Communications Equipment (0.3%)
Arista Networks, Inc.*	400	81,360
Cisco Systems, Inc.	31,800	1,525,128
F5 Networks, Inc.*	500	69,825
Juniper Networks, Inc.	2,600	64,038
Motorola Solutions, Inc.	1,200	193,368

		1,933,719

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	2,200	238,106
CDW Corp.	1,100	157,124
Corning, Inc.	5,800	168,838
FLIR Systems, Inc.	1,000	52,070
IPG Photonics Corp.*	300	43,476
Keysight Technologies, Inc.*	1,400	143,682
TE Connectivity Ltd.	2,500	239,600

		1,042,896

IT Services (1.7%)
Accenture plc, Class A	4,800	1,010,736
Akamai Technologies, Inc.*	1,200	103,656
Alliance Data Systems Corp.	300	33,660
Automatic Data Processing, Inc.	3,200	545,600
Broadridge Financial Solutions, Inc.	900	111,186
Cognizant Technology Solutions Corp., Class A	4,100	254,282
DXC Technology Co.	2,000	75,180
Fidelity National Information Services, Inc.	4,600	639,814
Fiserv, Inc.*	4,300	497,209
FleetCor Technologies, Inc.*	600	172,632
Gartner, Inc.*	700	107,870
Global Payments, Inc.	2,172	396,520
International Business Machines Corp.	6,600	884,664
Jack Henry & Associates, Inc.	600	87,402
Leidos Holdings, Inc.	1,000	97,890
Mastercard, Inc., Class A	6,700	2,000,553
Paychex, Inc.	2,400	204,144
PayPal Holdings, Inc.*	8,800	951,896
VeriSign, Inc.*	800	154,144
Visa, Inc., Class A	12,900	2,423,910
Western Union Co. (The) (x)	3,200	85,696

		10,838,644

Semiconductors & Semiconductor Equipment (1.3%)
Advanced Micro Devices, Inc.*	8,100	371,466
Analog Devices, Inc.	2,800	332,752
Applied Materials, Inc.	6,900	421,176
Broadcom, Inc.	3,000	948,060
Intel Corp.	33,200	1,987,020
KLA Corp.	1,200	213,804
Lam Research Corp.	1,100	321,640
Maxim Integrated Products, Inc.	2,000	123,020
Microchip Technology, Inc. (x)	1,800	188,496
Micron Technology, Inc.*	8,300	446,374
NVIDIA Corp.	4,600	1,082,380
Qorvo, Inc.*	900	104,607
QUALCOMM, Inc.	8,600	758,778
Skyworks Solutions, Inc.	1,300	157,144
Texas Instruments, Inc.	7,000	898,030
Xilinx, Inc.	1,900	185,763

		8,540,510

Software (2.1%)
Adobe, Inc.*	3,600	1,187,316
ANSYS, Inc.*	600	154,446
Autodesk, Inc.*	1,600	293,536
Cadence Design Systems, Inc.*	2,100	145,656

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Citrix Systems, Inc.	900	$99,810
Fortinet, Inc.*	1,100	117,436
Intuit, Inc.	1,900	497,667
Microsoft Corp.	57,200	9,020,440
NortonLifeLock, Inc.	4,300	109,736
Oracle Corp.	16,500	874,170
salesforce.com, Inc.*	6,600	1,073,424
ServiceNow, Inc.*	1,400	395,248
Synopsys, Inc.*	1,100	153,120

		14,122,005

Technology Hardware, Storage & Peripherals (1.5%)
Apple, Inc.	31,800	9,338,070
Hewlett Packard Enterprise Co.	9,800	155,428
HP, Inc.	11,100	228,105
NetApp, Inc.	1,800	112,050
Seagate Technology plc	1,800	107,100
Western Digital Corp.	2,200	139,634
Xerox Holdings Corp.	1,400	51,618

		10,132,005

Total Information Technology		46,609,779

Materials (0.8%)
Chemicals (0.6%)
Air Products & Chemicals, Inc.	1,700	399,483
Albemarle Corp.	800	58,432
Celanese Corp.	900	110,808
CF Industries Holdings, Inc.	1,600	76,384
Corteva, Inc.	5,600	165,536
Dow, Inc.	5,600	306,488
DuPont de Nemours, Inc.	5,599	359,456
Eastman Chemical Co.	1,000	79,260
Ecolab, Inc.	1,900	366,681
FMC Corp.	1,000	99,820
International Flavors & Fragrances, Inc. (x)	800	103,216
Linde plc	4,000	851,600
LyondellBasell Industries NV, Class A	1,900	179,512
Mosaic Co. (The)	2,700	58,428
PPG Industries, Inc.	1,800	240,282
Sherwin-Williams Co. (The)	600	350,124

		3,805,510

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	500	139,820
Vulcan Materials Co.	1,000	143,990

		283,810

Containers & Packaging (0.1%)
Amcor plc	12,200	132,248
Avery Dennison Corp.	600	78,492
Ball Corp.	2,500	161,675
International Paper Co.	2,900	133,545
Packaging Corp. of America	700	78,393
Sealed Air Corp.	1,200	47,796
Westrock Co.	1,900	81,529

		713,678

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	10,900	143,008
Newmont Goldcorp Corp.	6,100	265,045
Nucor Corp.	2,300	129,444

		537,497

Total Materials		5,340,495

Real Estate (0.9%)
Equity Real Estate Investment Trusts (REITs) (0.9%)
Alexandria Real Estate Equities, Inc. (REIT)	800	129,264
American Tower Corp. (REIT)	3,300	758,406
Apartment Investment & Management Co. (REIT), Class A	1,099	56,763
AvalonBay Communities, Inc. (REIT)	1,000	209,700
Boston Properties, Inc. (REIT)	1,100	151,646
Crown Castle International Corp. (REIT)	3,100	440,665
Digital Realty Trust, Inc. (REIT)	1,600	191,584
Duke Realty Corp. (REIT)	2,700	93,609
Equinix, Inc. (REIT)	600	350,220
Equity Residential (REIT)	2,600	210,392
Essex Property Trust, Inc. (REIT)	500	150,430
Extra Space Storage, Inc. (REIT)	1,000	105,620
Federal Realty Investment Trust (REIT)	500	64,365
Healthpeak Properties, Inc. (REIT)	3,700	127,539
Host Hotels & Resorts, Inc. (REIT)	5,500	102,025
Iron Mountain, Inc. (REIT)	2,100	66,927
Kimco Realty Corp. (REIT)	3,200	66,272
Macerich Co. (The) (REIT) (x)	800	21,536
Mid-America Apartment Communities, Inc. (REIT)	900	118,674
Prologis, Inc. (REIT)	4,700	418,958
Public Storage (REIT)	1,100	234,256
Realty Income Corp. (REIT)	2,400	176,712
Regency Centers Corp. (REIT)	1,300	82,017
SBA Communications Corp. (REIT)	800	192,792
Simon Property Group, Inc. (REIT)	2,300	342,608
SL Green Realty Corp. (REIT)	600	55,128
UDR, Inc. (REIT)	2,200	102,740
Ventas, Inc. (REIT)	2,800	161,672
Vornado Realty Trust (REIT)	1,200	79,800
Welltower, Inc. (REIT)	3,000	245,340
Weyerhaeuser Co. (REIT)	5,600	169,120

		5,676,780

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	2,500	153,225

Total Real Estate		5,830,005

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Utilities (1.0%)
Electric Utilities (0.6%)
Alliant Energy Corp.	1,800	$98,496
American Electric Power Co., Inc.	3,700	349,687
Duke Energy Corp.	5,500	501,655
Edison International	2,700	203,607
Entergy Corp.	1,500	179,700
Evergy, Inc.	1,800	117,162
Eversource Energy	2,400	204,168
Exelon Corp.	7,300	332,807
FirstEnergy Corp.	4,000	194,400
NextEra Energy, Inc.	3,700	895,992
Pinnacle West Capital Corp.	800	71,944
PPL Corp.	5,400	193,752
Southern Co. (The)	7,800	496,860
Xcel Energy, Inc.	3,900	247,611

		4,087,841

Gas Utilities (0.0%)
Atmos Energy Corp.	900	100,674

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	5,000	99,500
NRG Energy, Inc.	1,900	75,525

		175,025

Multi-Utilities (0.3%)
Ameren Corp.	1,800	138,240
CenterPoint Energy, Inc.	3,800	103,626
CMS Energy Corp.	2,100	131,964
Consolidated Edison, Inc.	2,500	226,175
Dominion Energy, Inc.	6,169	510,917
DTE Energy Co.	1,400	181,818
NiSource, Inc.	2,800	77,952
Public Service Enterprise Group, Inc.	3,800	224,390
Sempra Energy	2,100	318,108
WEC Energy Group, Inc.	2,400	221,352

		2,134,542

Water Utilities (0.0%)
American Water Works Co., Inc.	1,400	171,990

Total Utilities		6,670,072

Total Common Stocks (30.3%) (Cost $169,779,364)		200,299,113

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (41.5%)
U.S. Treasury Notes 2.750%, 2/15/28	$257,180,000	274,198,372

Total Long-Term Debt Securities (41.5%) (Cost $278,211,456)		274,198,372

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (24.0%)
Goldman Sachs Financial Square Funds – Government Fund‡	30,806,384	30,806,384
Goldman Sachs Financial Square Funds – Treasury Obligations Fund‡	30,177,682	30,177,682
Goldman Sachs Financial Square Funds – Treasury Solutions Fund‡	29,863,331	29,863,331
JPMorgan Prime Money Market Fund, IM Shares	67,322,170	67,342,367

Total Investment Companies		158,189,764

	Principal Amount	Value (Note 1)
Repurchase Agreement (0.0%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $36,528, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $37,256. (xx)	$36,525	36,525

Total Short-Term Investments (24.0%) (Cost $158,220,672)		158,226,289

Total Investments in Securities (95.8%) (Cost $606,211,492)		632,723,774
Other Assets Less Liabilities (4.2%)		27,767,946

Net Assets (100%)		$660,491,720

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $475,499. This was collateralized by $465,382 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $36,525 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
SHORT-TERM INVESTMENTS:
Investment Companies
Goldman Sachs Financial Square Funds – Government Fund	30,806,384	25,730,718	5,075,666	—	—	—	30,806,384	591,261	—
Goldman Sachs Financial Square Funds – Treasury Obligations Fund	30,177,682	25,205,601	4,972,081	—	—	—	30,177,682	568,497	—
Goldman Sachs Financial Square Funds – Treasury Solutions Fund	29,863,331	24,943,043	4,920,288	—	—	—	29,863,331	559,218	—

Total		75,879,362	14,968,035	—	—	—	90,847,397	1,718,976	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,187	3/2020	EUR	49,650,065	(24,217)
FTSE 100 Index	341	3/2020	GBP	33,872,128	214,408
Russell 2000 E-Mini Index	398	3/2020	USD	33,244,940	520,193
S&P Midcap 400 E-Mini Index	242	3/2020	USD	49,968,160	864,514
TOPIX Index	212	3/2020	JPY	33,578,942	49,692

					1,624,590

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): EUR 2,859,736 and JPY 2,407,000.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$20,736,927	$—	$—	$20,736,927
Consumer Discretionary	19,463,626	—	—	19,463,626
Consumer Staples	14,469,282	—	—	14,469,282
Energy	8,741,858	—	—	8,741,858
Financials	25,669,087	—	—	25,669,087
Health Care	28,462,104	—	—	28,462,104
Industrials	18,305,878	—	—	18,305,878
Information Technology	46,609,779	—	—	46,609,779
Materials	5,340,495	—	—	5,340,495
Real Estate	5,830,005	—	—	5,830,005
Utilities	6,670,072	—	—	6,670,072
Futures	1,648,807	—	—	1,648,807
Short-Term Investments
Investment Companies	158,189,764	—	—	158,189,764
Repurchase Agreement	—	36,525	—	36,525
U.S. Treasury Obligations	—	274,198,372	—	274,198,372

Total Assets	$360,137,684	$274,234,897	$—	$634,372,581

Liabilities:
Futures	$(24,217)	$—	$—	$(24,217)

Total Liabilities	$(24,217)	$—	$—	$(24,217)

Total	$360,113,467	$274,234,897	$—	$634,348,364

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,648,807	*

Total		$1,648,807

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(24,217	)*

Total		$(24,217)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$24,844,940	$24,844,940

Total	$24,844,940	$24,844,940

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$4,985,853	$4,985,853

Total	$4,985,853	$4,985,853

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $176,802,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$20,174,448
Long-term U.S. government debt securities	853,296,728

$873,471,176

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$14,096,937
Long-term U.S. government debt securities	794,101,141

$808,198,078

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$34,094,871
Aggregate gross unrealized depreciation	(7,556,938)

Net unrealized appreciation	$26,537,933

Federal income tax cost of investments in securities and derivative instruments, if applicable	$607,810,431

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $90,847,397)	$90,847,397
Unaffiliated Issuers (Cost $515,327,570)	541,839,852
Repurchase Agreements (Cost $36,525)	36,525
Cash	16,093,094
Foreign cash (Cost $5,226,162)	5,266,736
Cash held as collateral at broker for futures	9,142,707
Dividends, interest and other receivables	3,039,880
Receivable for Portfolio shares sold	431,723
Receivable for securities sold	16,587
Securities lending income receivable	793
Other assets	2,915

Total assets	666,718,209

LIABILITIES
Payable for securities purchased	5,404,897
Investment management fees payable	417,594
Distribution fees payable – Class IB	138,077
Due to broker for futures variation margin	71,918
Administrative fees payable	67,900
Payable for return of collateral on securities loaned	36,525
Payable for Portfolio shares redeemed	32,519
Accrued expenses	57,059

Total liabilities	6,226,489

NET ASSETS	$660,491,720

Net assets were comprised of:
Paid in capital	$630,051,884
Total distributable earnings (loss)	30,439,836

Net assets	$660,491,720

Class IB
Net asset value, offering and redemption price per share, $660,491,720 / 61,173,804 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.80

(x)	Includes value of securities on loan of $475,499.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($1,718,976 of dividend income received from affiliates) (net of $11 foreign withholding tax)	$7,425,323
Interest	5,632,920
Securities lending (net)	3,629

Total income	13,061,872

EXPENSES
Investment management fees	4,726,699
Distribution fees – Class IB	1,477,091
Administrative fees	727,571
Professional fees	61,430
Printing and mailing expenses	54,990
Custodian fees	29,000
Trustees’ fees	18,282
Miscellaneous	19,952

Gross expenses	7,115,015
Less: Waiver from investment manager	(271,354)

Net expenses	6,843,661

NET INVESTMENT INCOME (LOSS)	6,218,211

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	21,907,042
Futures contracts	24,844,940
Foreign currency transactions	(313,885)

Net realized gain (loss)	46,438,097

Change in unrealized appreciation (depreciation) on:
Investments in securities	35,548,257
Futures contracts	4,985,853
Foreign currency translations	157,900

Net change in unrealized appreciation (depreciation)	40,692,010

NET REALIZED AND UNREALIZED GAIN (LOSS)	87,130,107

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$93,348,318

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,218,211	$4,921,634
Net realized gain (loss)	46,438,097	643,872
Net change in unrealized appreciation (depreciation)	40,692,010	(32,123,085)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	93,348,318	(26,557,579)

Distributions to shareholders:
Class IB	(50,126,395)	(4,851,642)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 6,627,633 and 8,278,716 shares, respectively ]	71,799,130	86,880,790
Capital shares issued in reinvestment of dividends and distributions [ 4,662,817 and 476,912 shares, respectively ]	50,126,395	4,851,642
Capital shares repurchased [ (846,239) and (859,542) shares, respectively ]	(9,204,443)	(9,101,032)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	112,721,082	82,631,400

TOTAL INCREASE (DECREASE) IN NET ASSETS	155,943,005	51,222,179
NET ASSETS:
Beginning of year	504,548,715	453,326,536

End of year	$660,491,720	$504,548,715

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,								May 1, 2015* to December 31, 2015
Class IB	2019		2018		2017		2016
Net asset value, beginning of period	$9.95		$10.58		$10.22		$9.70		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11		0.10		0.06		0.03		0.03
Net realized and unrealized gain (loss)	1.63		(0.63)		0.99		0.55		(0.31)

Total from investment operations	1.74		(0.53)		1.05		0.58		(0.28)

Less distributions:
Dividends from net investment income	(0.11)		(0.10)		(0.05)		(0.03)		(0.02)
Distributions from net realized gains	(0.78)		—		(0.64)		(0.03)		—

Total dividends and distributions	(0.89)		(0.10)		(0.69)		(0.06)		(0.02)

Net asset value, end of period	$10.80		$9.95		$10.58		$10.22		$9.70

Total return (b)	17.57%		(5.05)%		10.39%		5.93%		(2.84)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$660,492		$504,549		$453,327		$291,951		$110,993
Ratio of expenses to average net assets:
After waivers (a)(f)	1.16	%(j)	1.13	%(j)	1.17	%(k)	1.22	%(m)	1.23%
Before waivers (a)(f)	1.20%		1.20%		1.20%		1.23%		1.33%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.05%		1.00%		0.52%		0.34%		0.50	%(l)
Before waivers (a)(f)	1.01%		0.93%		0.49%		0.32%		0.40	%(l)
Portfolio turnover rate^	193%		183%		219%		54%		40	%(z)

Class K	January 1, 2016 to February 21, 2016‡	May 1, 2015* to December 31, 2015
Net asset value, beginning of year	$9.70	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.04
Net realized and unrealized gain (loss)	(0.26)	(0.31)

Total from investment operations	(0.26)	(0.27)

Less distributions:
Dividends from net investment income	—	(0.03)

Net asset value, end of year	$9.44	$9.70

Total return (b)	(2.68)%	(2.68)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$9,634
Ratio of expenses to average net assets:
After waivers (a)(f)	0.97%	0.99%
Before waivers (a)(f)	1.03%	1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.06)%	0.64	%(l)
Before waivers (a)(f)	(0.12)%	0.19	%(l)
Portfolio turnover rate^	54%	40	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
‡	After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed. The shares are no longer operational, but are still registered.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IB.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	4.18%	1.24%	1.70%
Portfolio – Class IB Shares	4.11	1.22	1.64
Portfolio – Class K Shares*	4.44	1.49	1.19
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	1.99	2.38

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.11% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 5.20% over the same period.

Asset Class Overview

After a whirlwind year plagued by ongoing trade tensions, a slow grinding U.S. manufacturing sector, and heightened political uncertainty, many major asset classes posted the best returns in a decade in 2019. Fixed income investors have benefited from outsized returns as demand for safe-haven assets continued to surge; in particular, long-duration government bonds, investment-grade corporate bonds, and municipal bonds all exceeded performance expectations.

Portfolio Highlights

Main contributors to Portfolio performance included the decrease in long term treasury yields as well as the Federal Reserve’s “mid-cycle adjustment”, which resulted in multiple interest rate cuts. In addition, investment grade credit spreads tightened over the year to levels not seen since February 2018. Spreads were driven lower by capital flows from overseas investors due to negative interest rates and a decrease in supply of investment grade issuance of 4% year over year.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2019
Weighted Average Life (Years)	3.46
Weighted Average Coupon (%)	2.14
Weighted Average Effective Duration (Years)*	3.12
Weighted Average Rating**	AA1

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2019	% of Net Assets
U.S. Government Agency Securities	48.0%
U.S. Treasury Obligations	38.8
Exchange Traded Funds	11.1
Foreign Government Securities	1.1
Repurchase Agreements	0.9
Financials	0.3
Energy	0.0 #
Cash and Other	(0.2)

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,009.00	$3.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.82	3.42
Class IB
Actual	1,000.00	1,009.00	3.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.82	3.42
Class K
Actual	1,000.00	1,010.50	2.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.09	2.14

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.67%, 0.67% and 0.42%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (0.3%)
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Petroleos Mexicanos 2.460%, 12/15/25	$3,000,000	$3,010,890

Total Energy		3,010,890

Financials (0.3%)
Diversified Financial Services (0.3%)
Private Export Funding Corp.
Series II 2.050%, 11/15/22	10,325,000	10,411,230
Series KK 3.550%, 1/15/24	5,979,000	6,370,116
Series MM 2.300%, 9/15/20	2,500,000	2,507,855
Series NN 3.250%, 6/15/25	2,500,000	2,679,013

Total Financials		21,968,214

Total Corporate Bonds		24,979,104

Foreign Government Securities (1.1%)
Kingdom of Jordan 2.578%, 6/30/22	20,000,000	20,386,174
3.000%, 6/30/25	6,301,000	6,663,786
State of Israel 5.500%, 9/18/23	20,000,000	22,673,580
5.500%, 4/26/24	27,579,000	31,789,845

Total Foreign Government Securities		81,513,385

U.S. Government Agency Securities (48.0%)
FFCB 1.400%, 2/24/20	10,000,000	9,997,562
2.550%, 5/15/20	5,000,000	5,016,014
2.350%, 2/12/21	10,000,000	10,106,011
2.550%, 3/11/21	20,000,000	20,267,570
1.620%, 4/20/21	10,000,000	9,986,730
1.550%, 5/17/21	10,000,000	9,981,085
2.875%, 5/26/21	10,000,000	10,171,820
1.620%, 6/14/21	5,000,000	4,993,600
1.500%, 7/6/21	5,000,000	4,988,513
1.550%, 8/16/21 (x)	15,000,000	14,991,336
2.700%, 8/27/21	15,000,000	15,265,470
1.950%, 11/2/21	15,000,000	15,074,010
3.050%, 11/15/21	35,000,000	35,918,858
1.600%, 12/28/21	28,230,000	28,152,797
1.680%, 1/5/22	5,000,000	4,992,495
2.600%, 1/18/22	15,000,000	15,259,899
2.530%, 2/14/22	15,000,000	15,277,105
2.550%, 3/1/22	15,000,000	15,264,933
1.920%, 4/21/22	10,000,000	9,998,183
1.850%, 8/5/22	15,000,000	15,076,497
1.820%, 8/19/22	15,000,000	14,995,636
1.625%, 8/22/22	20,000,000	19,991,788
2.000%, 9/23/22	15,000,000	15,020,805
1.375%, 10/11/22	15,000,000	14,888,450
1.840%, 11/14/22	30,000,000	29,990,991
1.710%, 11/25/22	15,000,000	14,976,788
1.980%, 6/13/23	10,000,000	9,995,590
2.400%, 6/19/23	20,000,000	20,060,906
2.875%, 7/17/23	20,000,000	20,783,318
1.600%, 8/14/23	20,000,000	19,938,634
1.920%, 8/28/23	15,000,000	14,996,845
2.100%, 8/20/24	20,000,000	20,013,440
2.050%, 11/25/25	15,000,000	14,971,142
2.370%, 8/19/27	15,000,000	14,994,483
2.400%, 12/16/27	15,000,000	14,992,895
2.440%, 10/16/28	15,000,000	14,979,163
2.930%, 7/16/29	15,000,000	15,032,061
2.870%, 7/30/29	10,000,000	10,015,312
2.650%, 8/13/29	15,000,000	14,966,852
2.590%, 8/27/29	20,000,000	19,943,178
FHLB 2.250%, 1/29/21	25,000,000	25,014,437
1.870%, 2/10/21	20,000,000	20,001,758
1.375%, 2/18/21	40,000,000	39,878,276
1.750%, 3/12/21	20,000,000	20,007,356
5.625%, 6/11/21	1,850,000	1,952,465
1.875%, 7/7/21 (x)	56,315,000	56,595,359
1.125%, 7/14/21	77,500,000	76,865,430
2.050%, 9/23/21	20,000,000	20,016,050
3.000%, 10/12/21	50,000,000	51,205,415
1.625%, 11/19/21	33,980,000	33,936,013
1.875%, 11/29/21	98,500,000	99,010,250
2.625%, 12/10/21	9,825,000	10,011,152
1.625%, 12/20/21	14,035,000	14,045,232
2.250%, 3/11/22	5,000,000	5,069,882
2.125%, 6/10/22	20,000,000	20,255,848
2.000%, 9/26/22	10,000,000	10,009,997
2.000%, 10/28/22	35,000,000	35,018,711
1.875%, 12/9/22	22,250,000	22,426,734
2.500%, 12/9/22	20,000,000	20,485,176
3.250%, 6/9/23	10,000,000	10,542,576
3.375%, 9/8/23 (x)	50,000,000	52,885,225
2.500%, 2/13/24	51,865,000	53,402,030
2.875%, 6/14/24	13,085,000	13,706,766
1.500%, 8/15/24	47,875,000	47,461,470
2.875%, 9/13/24 (x)	46,180,000	48,533,568
2.050%, 9/26/24	10,000,000	9,995,890
2.000%, 12/11/24	25,000,000	24,977,133
2.750%, 12/13/24	40,000,000	41,906,904
2.125%, 12/30/24	15,000,000	15,000,074
2.375%, 3/14/25	10,000,000	10,294,140
3.125%, 6/13/25	10,000,000	10,684,507
3.250%, 6/9/28	25,000,000	27,254,290
3.250%, 11/16/28	66,335,000	72,429,143
FHLMC 2.375%, 2/16/21	67,344,000	67,863,074
1.125%, 8/12/21	40,000,000	39,668,560
2.000%, 10/28/21	25,000,000	25,006,135
1.875%, 11/26/21	30,000,000	30,009,090
2.375%, 1/13/22	100,000,000	101,546,070
1.980%, 8/19/22	15,000,000	15,007,890
2.050%, 8/26/22	25,000,000	25,011,275
2.125%, 10/21/22	25,000,000	25,007,700
1.900%, 12/2/22	25,000,000	24,990,818
2.750%, 6/19/23 (x)	100,000,000	103,825,390
2.000%, 5/28/24	25,000,000	24,986,560
2.250%, 8/12/24	25,000,000	25,014,025
2.125%, 9/12/24	10,000,000	10,000,569
2.250%, 10/7/24	15,000,000	15,000,000
6.750%, 9/15/29 (x)	20,000,000	27,976,890

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
FNMA 1.375%, 2/26/21	$50,000,000	$49,839,175
2.500%, 4/13/21	50,000,000	50,517,895
1.250%, 5/6/21	30,000,000	29,845,668
2.750%, 6/22/21	47,000,000	47,763,943
1.250%, 8/17/21	65,000,000	64,596,902
1.375%, 10/7/21	50,000,000	49,797,875
2.000%, 1/5/22	45,000,000	45,365,027
2.625%, 1/11/22	63,640,000	64,949,851
1.875%, 4/5/22 (x)	55,000,000	55,397,139
2.250%, 4/12/22	58,915,000	59,640,361
1.375%, 9/6/22	50,000,000	49,660,420
2.000%, 10/5/22 (x)	25,000,000	25,261,768
2.375%, 1/19/23	50,000,000	51,132,775
2.875%, 9/12/23	20,000,000	20,837,766
2.050%, 10/23/23	15,000,000	15,005,232
2.500%, 2/5/24	61,045,000	62,844,710
1.750%, 7/2/24	50,000,000	50,238,800
2.625%, 9/6/24	85,000,000	88,481,065
1.625%, 10/15/24 (x)	95,050,000	94,506,000
2.000%, 10/28/24	15,000,000	14,992,311
2.125%, 4/24/26	119,485,000	121,210,853
1.875%, 9/24/26	100,000,000	99,772,580
Iraq Government AID Bond 2.149%, 1/18/22	19,135,000	19,353,606
NCUA Guaranteed Notes 3.450%, 6/12/21	280,000	285,810
Tennessee Valley Authority 3.875%, 2/15/21	10,345,000	10,587,720
1.875%, 8/15/22	12,000,000	12,081,163
2.875%, 9/15/24	20,000,000	20,946,578
6.750%, 11/1/25	15,779,000	20,083,314
2.875%, 2/1/27	48,000,000	50,529,024
Ukraine Government AID Bonds 1.847%, 5/29/20	22,531,000	22,544,154
1.471%, 9/29/21	25,000,000	24,893,997

Total U.S. Government Agency Securities		3,581,085,550

U.S. Treasury Obligations (38.8%)
U.S. Treasury Bonds 7.875%, 2/15/21 (x)	2,800,000	2,990,108
8.125%, 5/15/21	3,250,000	3,535,033
8.000%, 11/15/21	2,800,000	3,125,356
7.250%, 8/15/22	10,000,000	11,441,395
7.125%, 2/15/23	2,000,000	2,335,936
6.250%, 8/15/23	1,000,000	1,161,251
U.S. Treasury Notes
1.375%, 1/31/21	55,000,000	54,845,593
2.250%, 2/15/21	4,000,000	4,026,881
3.625%, 2/15/21	20,000,000	20,437,124
1.125%, 2/28/21	55,750,000	55,423,561
1.250%, 3/31/21	50,000,000	49,769,430
2.250%, 3/31/21	30,000,000	30,227,409
1.375%, 4/30/21	65,000,000	64,808,263
2.250%, 4/30/21	30,000,000	30,254,814
3.125%, 5/15/21	10,000,000	10,204,271
1.375%, 5/31/21	43,000,000	42,868,128
2.000%, 5/31/21	15,000,000	15,083,245
1.125%, 6/30/21	50,000,000	49,656,410
2.250%, 7/31/21	15,000,000	15,151,742
1.125%, 8/31/21	33,000,000	32,744,765
2.000%, 8/31/21	20,000,000	20,131,616
2.125%, 9/30/21	40,000,000	40,354,572
1.250%, 10/31/21	35,000,000	34,790,822
2.000%, 11/15/21	35,000,000	35,274,351
1.750%, 11/30/21	30,000,000	30,091,383
1.875%, 11/30/21	42,500,000	42,744,009
2.000%, 12/31/21	14,550,000	14,666,489
2.125%, 12/31/21	40,000,000	40,417,128
1.500%, 1/31/22	59,175,000	59,087,309
1.750%, 2/28/22	25,000,000	25,093,862
1.875%, 2/28/22	30,000,000	30,184,098
1.750%, 3/31/22	20,000,000	20,075,070
1.875%, 3/31/22	5,000,000	5,031,822
1.750%, 4/30/22	15,000,000	15,056,853
1.875%, 4/30/22	25,000,000	25,164,095
1.750%, 5/15/22	26,000,000	26,097,664
1.750%, 5/31/22	30,000,000	30,118,323
1.750%, 6/30/22	34,000,000	34,142,011
2.125%, 6/30/22	12,000,000	12,158,427
1.625%, 8/15/22	15,000,000	15,014,144
1.625%, 8/31/22	34,000,000	34,029,216
1.750%, 9/30/22	37,500,000	37,652,081
1.875%, 10/31/22	13,000,000	13,096,652
2.000%, 10/31/22	15,000,000	15,164,123
1.625%, 11/15/22	19,500,000	19,513,047
2.000%, 11/30/22	10,000,000	10,113,277
2.125%, 12/31/22	25,000,000	25,379,855
1.750%, 1/31/23	35,000,000	35,143,888
2.375%, 1/31/23	35,000,000	35,795,641
2.000%, 2/15/23	20,000,000	20,233,446
1.500%, 2/28/23	18,000,000	17,937,362
1.500%, 3/31/23	39,000,000	38,856,733
2.500%, 3/31/23	9,000,000	9,249,563
1.625%, 4/30/23	26,000,000	26,000,039
1.750%, 5/15/23	12,500,000	12,547,866
1.625%, 5/31/23	7,500,000	7,500,981
1.375%, 6/30/23	60,000,000	59,481,630
1.250%, 7/31/23	41,000,000	40,451,137
2.500%, 8/15/23	23,000,000	23,690,209
1.375%, 8/31/23	3,125,000	3,096,187
2.750%, 8/31/23	45,000,000	46,761,971
1.375%, 9/30/23	25,000,000	24,756,765
1.625%, 10/31/23	30,000,000	29,975,175
2.750%, 11/15/23	11,500,000	11,969,057
2.125%, 11/30/23	28,000,000	28,499,968
2.250%, 12/31/23	31,000,000	31,708,424
2.250%, 1/31/24	33,000,000	33,765,570
2.500%, 1/31/24	9,000,000	9,296,677
2.750%, 2/15/24	20,000,000	20,862,300
2.125%, 2/29/24	43,000,000	43,799,284
2.375%, 2/29/24	5,000,000	5,142,247
2.125%, 3/31/24	40,000,000	40,743,412
2.000%, 4/30/24	35,000,000	35,477,208
2.500%, 5/15/24	28,000,000	28,974,016
2.000%, 5/31/24	38,000,000	38,524,275
2.000%, 6/30/24	19,000,000	19,262,715
1.750%, 7/31/24	20,000,000	20,063,322
2.125%, 7/31/24	35,000,000	35,682,066
2.375%, 8/15/24	20,000,000	20,612,354
1.250%, 8/31/24	22,000,000	21,579,796

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
1.875%, 8/31/24	$25,000,000	$25,214,265
1.500%, 9/30/24	18,000,000	17,849,601
2.125%, 9/30/24	7,000,000	7,139,645
2.250%, 10/31/24	32,000,000	32,835,002
2.250%, 11/15/24	25,000,000	25,655,025
1.500%, 11/30/24 (x)	44,000,000	43,642,522
2.250%, 12/31/24	22,000,000	22,585,605
2.000%, 2/15/25	30,000,000	30,432,609
2.125%, 5/15/25	30,000,000	30,616,884
2.875%, 7/31/25	18,000,000	19,086,815
2.000%, 8/15/25	38,000,000	38,513,581
2.750%, 8/31/25	15,000,000	15,812,714
2.250%, 11/15/25	20,000,000	20,542,680
1.625%, 2/15/26	42,000,000	41,620,442
1.625%, 5/15/26	23,000,000	22,763,148
2.125%, 5/31/26	9,000,000	9,179,991
1.500%, 8/15/26	33,500,000	32,848,777
1.375%, 8/31/26	5,000,000	4,863,261
2.000%, 11/15/26	32,500,000	32,869,057
2.250%, 2/15/27	21,000,000	21,591,406
2.250%, 8/15/27	20,000,000	20,569,184
2.250%, 11/15/27	53,500,000	55,028,121
2.750%, 2/15/28	26,600,000	28,360,202
2.875%, 5/15/28	16,000,000	17,233,661
2.875%, 8/15/28	33,000,000	35,592,068
3.125%, 11/15/28	22,500,000	24,757,562
2.625%, 2/15/29	30,000,000	31,812,288
2.375%, 5/15/29	49,000,000	50,966,718
1.625%, 8/15/29	31,500,000	30,713,347
1.750%, 11/15/29	21,000,000	20,699,538

Total U.S. Treasury Obligations		2,899,570,017

Total Long-Term Debt Securities (88.2%) (Cost $6,481,422,835)		6,587,148,056

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Fixed Income (11.1%)
iShares 1-3 Year Treasury Bond ETF (x)	1,388,450	117,504,524
iShares 3-7 Year Treasury Bond ETF	6,067	762,925
iShares 7-10 Year Treasury Bond ETF (x)	1,083,450	119,417,859
Schwab Intermediate-Term U.S. Treasury ETF (x)	950,000	52,183,500
Schwab Short-Term U.S. Treasury ETF (x)	950,000	47,956,000
Vanguard Intermediate-Term Treasury ETF (x)	3,900,000	257,166,000
Vanguard Short-Term Treasury ETF	3,900,000	237,237,000

Total Exchange Traded Funds (11.1%) (Cost $796,745,421)		832,227,808

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.9%)
Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $2,000,176, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $2,040,000. (xx)	$2,000,000	$2,000,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,446,409, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,475,199. (xx)	1,446,272	1,446,272
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $7,552,334, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $7,701,000. (xx)	7,550,000	7,550,000
NBC Global Finance Ltd., 1.74%, dated 12/31/19, due 1/7/20, repurchase price $30,010,150, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 1/21/20-5/15/48; total market value $32,554,749. (xx)	30,000,000	30,000,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $3,079,027, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $3,352,401. (xx)	3,078,735	3,078,735
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $1,000,303, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $1,020,000. (xx)	1,000,000	1,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Societe Generale SA, 1.72%, dated 12/31/19, due 1/7/20, repurchase price $6,002,007, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $6,626,239. (xx)	$6,000,000	$6,000,000
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $13,501,268, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $14,909,037. (xx)	13,500,000	13,500,000

Total Repurchase Agreements		64,575,007

Total Short-Term Investments (0.9%) (Cost $64,575,007)		64,575,007

Total Investments in Securities (100.2%) (Cost $7,342,743,263)		7,483,950,871
Other Assets Less Liabilities (-0.2%)		(16,761,247)

Net Assets (100%)		$7,467,189,624

(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $92,485,389. This was collateralized by $30,822,761 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/9/20 - 2/15/49 and by cash of $64,575,007 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
NCUA	—	National Credit Union Administration

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Energy	$—	$3,010,890	$—	$3,010,890
Financials	—	21,968,214	—	21,968,214
Exchange Traded Funds	832,227,808	—	—	832,227,808
Foreign Government Securities	—	81,513,385	—	81,513,385
Short-Term Investments
Repurchase Agreements	—	64,575,007	—	64,575,007

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
U.S. Government Agency Securities	$—	$3,581,085,550	$—	$3,581,085,550
U.S. Treasury Obligations	—	2,899,570,017	—	2,899,570,017

Total Assets	$832,227,808	$6,651,723,063	$—	$7,483,950,871

Total Liabilities	$—	$—	$—	$—

Total	$832,227,808	$6,651,723,063	$—	$7,483,950,871

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,380,354,190
Long-term U.S. government debt securities	2,062,449,258

$4,442,803,448

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,857,404,685
Long-term U.S. government debt securities	2,424,266,616

$5,281,671,301

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$144,744,380
Aggregate gross unrealized depreciation	(4,324,635)

Net unrealized appreciation	$140,419,745

Federal income tax cost of investments in securities and derivative instruments, if applicable	$7,343,531,126

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $7,278,168,256)	$7,419,375,864
Repurchase Agreements (Cost $64,575,007)	64,575,007
Cash	73,323,759
Dividends, interest and other receivables	33,838,658
Receivable for securities sold	10,033,594
Receivable for Portfolio shares sold	337,998
Securities lending income receivable	38,260
Other assets	31,293

Total assets	7,601,554,433

LIABILITIES
Payable for return of collateral on securities loaned	64,575,007
Payable for securities purchased	64,021,442
Payable for Portfolio shares redeemed	2,947,182
Investment management fees payable	1,959,392
Administrative fees payable	606,096
Distribution fees payable – Class IB	69,370
Distribution fees payable – Class IA	18,883
Trustees’ fees payable	778
Accrued expenses	166,659

Total liabilities	134,364,809

NET ASSETS	$7,467,189,624

Net assets were comprised of:
Paid in capital	$7,361,647,191
Total distributable earnings (loss)	105,542,433

Net assets	$7,467,189,624

Class IA
Net asset value, offering and redemption price per share, $88,801,267 / 8,550,211 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.39

Class IB
Net asset value, offering and redemption price per share, $325,835,363 / 31,565,060 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.32

Class K
Net asset value, offering and redemption price per share, $7,052,552,994 / 679,073,455 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.39

(x)	Includes value of securities on loan of $92,485,389.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest	$146,544,901
Dividends	18,433,131
Securities lending (net)	1,126,783

Total income	166,104,815

EXPENSES
Investment management fees	23,537,713
Administrative fees	7,310,211
Distribution fees – Class IB	825,743
Printing and mailing expenses	472,108
Trustees’ fees	248,371
Professional fees	247,504
Distribution fees – Class IA	227,655
Custodian fees	153,001
Miscellaneous	198,863

Total expenses	33,221,169

NET INVESTMENT INCOME (LOSS)	132,883,646

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	8,118,587
Net change in unrealized appreciation (depreciation) on investments in securities	189,864,749

NET REALIZED AND UNREALIZED GAIN (LOSS)	197,983,336

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$330,866,982

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$132,883,646	$121,878,870
Net realized gain (loss)	8,118,587	(41,384,610)
Net change in unrealized appreciation (depreciation)	189,864,749	3,409,006

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	330,866,982	83,903,266

Distributions to shareholders:
Class IA	(1,383,060)	(1,189,393)
Class IB	(5,117,059)	(4,259,918)
Class K	(126,868,624)	(116,053,416)

Total distributions to shareholders	(133,368,743)	(121,502,727)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 627,421 and 876,644 shares, respectively ]	6,496,197	8,855,088
Capital shares issued in reinvestment of dividends and distributions [ 133,141 and 118,493 shares, respectively ]	1,383,060	1,189,393
Capital shares repurchased [ (1,346,935) and (5,288,267) shares, respectively ]	(13,969,450)	(53,613,960)

Total Class IA transactions	(6,090,193)	(43,569,479)

Class IB
Capital shares sold [ 5,647,022 and 3,576,720 shares, respectively ]	58,081,997	35,872,400
Capital shares issued in reinvestment of dividends and distributions [ 495,610 and 426,949 shares, respectively ]	5,117,059	4,259,918
Capital shares repurchased [ (7,404,729) and (6,855,040) shares, respectively ]	(76,213,963)	(68,756,965)

Total Class IB transactions	(13,014,907)	(28,624,647)

Class K
Capital shares sold [ 115,974,230 and 142,774,367 shares, respectively ]	1,199,859,658	1,442,707,882
Capital shares issued in reinvestment of dividends and distributions [ 12,214,890 and 11,564,014 shares, respectively ]	126,868,624	116,053,416
Capital shares repurchased [ (210,000,340) and (138,767,480) shares, respectively ]	(2,166,318,996)	(1,401,563,267)

Total Class K transactions	(839,590,714)	157,198,031

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(858,695,814)	85,003,905

TOTAL INCREASE (DECREASE) IN NET ASSETS	(661,197,575)	47,404,444
NET ASSETS:
Beginning of year	8,128,387,199	8,080,982,755

End of year	$7,467,189,624	$8,128,387,199

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.13	$10.18	$10.23	$10.28	$10.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.13	0.09	0.07	0.06
Net realized and unrealized gain (loss)	0.26	(0.05)	(0.04)	(0.03)	(0.02)

Total from investment operations	0.42	0.08	0.05	0.04	0.04

Less distributions:
Dividends from net investment income	(0.16)	(0.13)	(0.09)	(0.07)	(0.06)
Distributions from net realized gains	—	—	(0.01)	(0.02)	(0.01)

Total dividends and distributions	(0.16)	(0.13)	(0.10)	(0.09)	(0.07)

Net asset value, end of year	$10.39	$10.13	$10.18	$10.23	$10.28

Total return	4.18%	0.81%	0.42%	0.39%	0.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$88,801	$92,532	$136,657	$147,299	$148,253
Ratio of expenses to average net assets (f)	0.67%	0.67%	0.69%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets (f)	1.50%	1.27%	0.85%	0.68%	0.59%
Portfolio turnover rate^	59%	70%	44%	54%	39%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.07	$10.12	$10.17	$10.22	$10.25

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.13	0.09	0.07	0.06
Net realized and unrealized gain (loss)	0.26	(0.05)	(0.04)	(0.03)	(0.02)

Total from investment operations	0.41	0.08	0.05	0.04	0.04

Less distributions:
Dividends from net investment income	(0.16)	(0.13)	(0.09)	(0.07)	(0.06)
Distributions from net realized gains	—	—	(0.01)	(0.02)	(0.01)

Total dividends and distributions	(0.16)	(0.13)	(0.10)	(0.09)	(0.07)

Net asset value, end of year	$10.32	$10.07	$10.12	$10.17	$10.22

Total return	4.11%	0.82%	0.42%	0.39%	0.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$325,835	$330,469	$360,908	$387,701	$399,876
Ratio of expenses to average net assets (f)	0.67%	0.67%	0.69%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets (f)	1.50%	1.27%	0.85%	0.68%	0.59%
Portfolio turnover rate^	59%	70%	44%	54%	39%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.13	$10.17	$10.23	$10.28	$10.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.15	0.11	0.10	0.09
Net realized and unrealized gain (loss)	0.27	(0.03)	(0.05)	(0.03)	(0.02)

Total from investment operations	0.45	0.12	0.06	0.07	0.07

Less distributions:
Dividends from net investment income	(0.19)	(0.16)	(0.11)	(0.10)	(0.09)
Distributions from net realized gains	—	—	(0.01)	(0.02)	(0.01)

Total dividends and distributions	(0.19)	(0.16)	(0.12)	(0.12)	(0.10)

Net asset value, end of year	$10.39	$10.13	$10.17	$10.23	$10.28

Total return	4.44%	1.16%	0.57%	0.65%	0.69%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,052,553	$7,705,387	$7,583,418	$7,589,592	$7,312,497
Ratio of expenses to average net assets (f)	0.42%	0.42%	0.44%	0.45%	0.45%
Ratio of net investment income (loss) to average net assets (f)	1.75%	1.53%	1.10%	0.93%	0.84%
Portfolio turnover rate^	59%	70%	44%	54%	39%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	EARNEST Partners, LLC

➢	Federated Global Investment Management Corp.

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	22.50%	4.78%	3.96%
Portfolio – Class IB Shares	22.47	4.77	3.91
Portfolio – Class K Shares*	22.71	5.03	5.44
Volatility Managed Index - International	22.01	5.20	5.24
International Proxy Index	22.97	5.59	5.07
Volatility Managed Index - International Proxy	23.30	5.51	5.28
MSCI EAFE® Index	22.01	5.67	5.50

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 22.47% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — International, the International Proxy Index, the Volatility Managed Index — International Proxy and the MSCI EAFE® Index, which returned 22.01%, 22.97%, 23.30% and 22.01%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Security selection and an overweight position in the information technology sector aided relative performance. Notably, the Portfolio’s overweight position in semiconductor manufacturer Taiwan Semiconductor Manufacturing Co. Ltd. was a key contributor.

•	Strong stock selection in the financials and consumer staples sectors contributed to performance.

•	The Portfolio’s relative overweight position to industrials and underweight position to energy, communication services and real estate also contributed to performance.

•	Within the consumer staples sector, holding Brazilian company JBS SA, the largest meat processing company in the world, aided relative results.

What hurt performance during the year:

•	Security selection in the industrials sector detracted from relative performance during the reporting period.

•	The portfolio’s relative underweight position to health care detracted from performance.

•	An overweight position in internet search provider Baidu, Inc. (China) detracted from relative performance.

•	An underweight to lithography systems manufacturer ASML Holdings NV (The Netherlands) also detracted.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark.

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Financials	$222,166,550	14.4%
Industrials	179,584,581	11.6
Health Care	158,856,873	10.3
Exchange Traded Funds	154,160,283	10.0
Consumer Staples	148,323,545	9.6
Consumer Discretionary	143,914,416	9.3
Information Technology	121,743,906	7.9
Materials	96,879,985	6.3
Energy	57,448,502	3.7
Communication Services	55,844,777	3.6
Repurchase Agreements	30,760,694	2.0
Utilities	29,547,862	1.9
Real Estate	28,935,964	1.9
Cash and Other	116,215,330	7.5

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,069.90	$5.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.10	5.16
Class IB
Actual	1,000.00	1,069.80	5.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.10	5.16
Class K
Actual	1,000.00	1,071.20	3.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.36	3.89

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.01%, 1.01% and 0.76%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (4.2%)
AGL Energy Ltd.	36,563	$526,761
Alumina Ltd.	129,922	209,697
AMP Ltd. (x)	169,708	228,062
APA Group	60,850	473,987
Aristocrat Leisure Ltd.	30,909	730,315
ASX Ltd.	10,057	553,379
Aurizon Holdings Ltd.	100,915	370,373
AusNet Services	92,380	110,207
Australia & New Zealand Banking Group Ltd.	149,369	2,581,709
Bendigo & Adelaide Bank Ltd.	25,453	174,687
BHP Group Ltd.	155,310	4,241,844
BHP Group Ltd. (ADR) (x)	31,262	1,710,344
BHP Group plc	111,352	2,620,724
BlueScope Steel Ltd.	26,536	280,442
Boral Ltd.	66,487	209,025
Brambles Ltd.	174,915	1,438,590
Caltex Australia Ltd.	14,025	334,137
Challenger Ltd. (x)	30,103	170,899
CIMIC Group Ltd.	4,886	113,629
Coca-Cola Amatil Ltd.	29,304	227,439
Cochlear Ltd.	3,106	489,829
Coles Group Ltd.	59,700	621,714
Commonwealth Bank of Australia	93,330	5,232,997
Computershare Ltd.	24,947	293,760
Crown Resorts Ltd.	17,708	149,243
CSL Ltd.	23,889	4,622,870
Dexus (REIT)	60,023	492,817
Flight Centre Travel Group Ltd.	3,017	93,283
Fortescue Metals Group Ltd.	75,245	564,466
Goodman Group (REIT)	86,068	807,524
GPT Group (The) (REIT)	102,790	403,944
Harvey Norman Holdings Ltd. (x)	34,572	98,742
Incitec Pivot Ltd. (x)	84,155	187,797
Insurance Australia Group Ltd.	121,123	651,085
Lendlease Group	30,816	380,602
Macquarie Group Ltd.	17,048	1,649,159
Magellan Financial Group Ltd. (x)	6,725	268,762
Medibank Pvt Ltd.	149,628	331,805
Mirvac Group (REIT)	198,544	443,064
National Australia Bank Ltd.	148,221	2,561,867
Newcrest Mining Ltd.	40,465	858,988
Oil Search Ltd.	352,213	1,791,950
Orica Ltd.	19,764	304,849
Origin Energy Ltd.	95,110	563,982
Qantas Airways Ltd.	38,454	191,864
QBE Insurance Group Ltd.	69,507	628,242
Ramsay Health Care Ltd.	7,684	391,100
REA Group Ltd.	2,703	196,512
Rio Tinto Ltd.	19,571	1,378,888
Rio Tinto plc	59,859	3,570,394
Rio Tinto plc (ADR)	38,569	2,289,456
Santos Ltd.	90,081	517,093
Scentre Group (REIT)	287,367	772,357
SEEK Ltd.	17,439	275,963
Sonic Healthcare Ltd.	21,025	424,186
South32 Ltd.	274,452	520,011
Stockland (REIT)	133,098	431,515
Suncorp Group Ltd.	68,492	622,913
Sydney Airport	61,182	371,813
Tabcorp Holdings Ltd.	110,588	351,551
Telstra Corp. Ltd.	214,257	532,256
TPG Telecom Ltd. (x)	19,853	93,483
Transurban Group	141,046	1,475,777
Treasury Wine Estates Ltd.	39,040	444,916
Vicinity Centres (REIT)	159,395	278,520
Wesfarmers Ltd.	59,778	1,736,697
Westpac Banking Corp.	181,761	3,090,555
WiseTech Global Ltd. (x)	7,549	123,803
Woodside Petroleum Ltd.	50,198	1,211,085
Woolworths Group Ltd.	66,360	1,683,904
Worley Ltd. (x)	17,645	189,574

		64,965,777

Austria (0.4%)
ANDRITZ AG	4,242	182,717
Erste Group Bank AG*	65,800	2,476,992
OMV AG	7,664	430,523
Raiffeisen Bank International AG	8,516	213,878
Schoeller-Bleckmann Oilfield Equipment AG (x)	21,226	1,197,603
Verbund AG	3,742	187,792
voestalpine AG (x)	72,601	2,024,512

		6,714,017

Belgium (0.5%)
Ageas	9,114	538,557
Anheuser-Busch InBev SA/NV (x)	40,172	3,276,380
Colruyt SA	3,111	162,197
Galapagos NV*	2,285	478,015
Groupe Bruxelles Lambert SA	4,192	441,816
KBC Group NV	12,991	977,199
Proximus SADP	8,575	245,466
Solvay SA (x)	4,026	466,499
Telenet Group Holding NV	2,780	124,920
UCB SA	6,764	537,931
Umicore SA (x)	10,091	490,795

		7,739,775

Brazil (0.2%)
Ambev SA (ADR)*	166,977	778,113
Banco Bradesco SA (ADR)	263,848	2,361,439

		3,139,552

Canada (0.9%)
Agnico Eagle Mines Ltd.	21,267	1,309,872
Canadian National Railway Co.	41,520	3,755,484
Element Fleet Management Corp.	139,651	1,192,661
Franco-Nevada Corp.	9,944	1,026,831
Magna International, Inc.	43,748	2,398,720
Ritchie Bros Auctioneers, Inc.	54,262	2,328,350
Rogers Communications, Inc., Class B	27,717	1,376,703

		13,388,621

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Chile (0.1%)
Antofagasta plc	19,452	$236,224
Sociedad Quimica y Minera de Chile SA (ADR) (x)	39,429	1,052,360

		1,288,584

China (1.8%)
51job, Inc. (ADR)*	9,586	813,851
Alibaba Group Holding Ltd. (ADR)*	15,753	3,341,211
Anhui Conch Cement Co. Ltd., Class H	401,500	2,926,633
ANTA Sports Products Ltd.	281,000	2,515,272
Baidu, Inc. (ADR)*	29,075	3,675,080
BeiGene Ltd. (ADR)*	1,793	297,208
BOC Hong Kong Holdings Ltd.	189,543	657,975
Budweiser Brewing Co. APAC Ltd. (m)*	219,200	739,828
BYD Co. Ltd., Class H (x)	276,000	1,376,051
China Life Insurance Co. Ltd., Class H	832,000	2,311,615
China Resources Beer Holdings Co. Ltd.	162,000	896,038
China Resources Gas Group Ltd.	86,000	472,364
Prosus NV*	50,646	3,779,544
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	482,000	1,453,614
Sinopharm Group Co. Ltd., Class H	534,000	1,949,655
Yangzijiang Shipbuilding Holdings Ltd.	143,834	119,777
Yum China Holdings, Inc.	15,195	729,512

		28,055,228

Colombia (0.2%)
Bancolombia SA (ADR)	42,217	2,313,069
Millicom International Cellular SA (SDR) (x)	5,540	265,338

		2,578,407

Czech Republic (0.1%)
Komercni banka A/S	39,863	1,458,592

Denmark (1.1%)
AP Moller – Maersk A/S, Class A	185	250,764
AP Moller – Maersk A/S, Class B	353	509,111
Carlsberg A/S, Class B	5,637	840,915
Chr Hansen Holding A/S	27,548	2,189,168
Coloplast A/S, Class B	6,434	798,135
Danske Bank A/S	33,907	548,673
Demant A/S*	5,775	181,871
DSV Panalpina A/S	11,502	1,325,643
Genmab A/S*	3,460	769,454
H Lundbeck A/S	3,686	140,759
ISS A/S	8,573	205,708
Novo Nordisk A/S, Class B	119,051	6,909,653
Novozymes A/S, Class B	11,175	546,853
Orsted A/S (m)	9,851	1,018,837
Pandora A/S	5,065	220,335
Tryg A/S	6,565	194,629
Vestas Wind Systems A/S	9,962	1,006,690

		17,657,198

Finland (0.6%)
Elisa OYJ	8,078	446,259
Fortum OYJ	23,199	572,491
Kone OYJ, Class B	17,920	1,171,478
Metso OYJ	5,003	197,425
Neste OYJ	22,119	769,634
Nokia OYJ	297,137	1,098,552
Nokian Renkaat OYJ	6,345	182,414
Nordea Bank Abp (Aquis Stock Exchange)	2,447	19,872
Nordea Bank Abp (Turquoise Stock Exchange)	165,304	1,334,949
Orion OYJ, Class B	5,691	263,451
Sampo OYJ, Class A	23,373	1,020,123
Stora Enso OYJ, Class R	30,026	436,663
UPM-Kymmene OYJ	28,139	975,628
Wartsila OYJ Abp	25,017	276,406

		8,765,345

France (9.9%)
Accor SA	69,505	3,254,987
Aeroports de Paris	1,641	324,149
Air Liquide SA	44,804	6,342,389
Airbus SE	30,767	4,503,040
Alstom SA	45,790	2,169,044
Amundi SA (m)	2,986	234,123
Arkema SA	3,429	364,245
Atos SE	5,366	447,335
AXA SA‡	102,239	2,879,652
BioMerieux	2,414	214,863
BNP Paribas SA	110,758	6,563,454
Bollore SA	48,532	211,765
Bouygues SA	11,309	480,519
Bureau Veritas SA	14,731	384,343
Capgemini SE	26,402	3,225,087
Carrefour SA	31,777	532,882
Casino Guichard Perrachon SA	3,170	148,276
Cie de Saint-Gobain	25,753	1,054,381
Cie Generale des Etablissements Michelin SCA	8,993	1,100,541
CNP Assurances	8,004	159,181
Covivio (REIT)	1,842	209,097
Credit Agricole SA	59,852	867,733
Danone SA	80,539	6,676,170
Dassault Aviation SA	131	171,923
Dassault Systemes SE	6,886	1,131,956
Edenred	12,939	669,080
Eiffage SA	4,043	462,573
Electricite de France SA	32,102	357,495
Engie SA	96,294	1,555,387
EssilorLuxottica SA (Borsa Italiana Stock Exchange)	4,356	661,093
EssilorLuxottica SA (Turquoise Stock Exchange)	41,836	6,372,746
Eurazeo SE	2,154	147,385
Eutelsat Communications SA	9,982	162,242
Faurecia SE	3,637	195,944
Gecina SA (REIT)	2,521	451,318

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Getlink SE	23,902	$415,837
Hermes International	1,666	1,244,963
Icade (REIT)	1,620	176,355
Iliad SA (x)	1,484	192,345
Ingenico Group SA	3,120	338,771
Ipsen SA	2,060	182,545
JCDecaux SA	30,197	930,802
Kering SA	6,881	4,516,818
Klepierre SA (REIT)	10,221	388,087
Legrand SA	25,635	2,088,747
L’Oreal SA	27,931	8,271,173
LVMH Moet Hennessy Louis Vuitton SE	29,163	13,549,367
Natixis SA	52,998	235,295
Orange SA	253,182	3,726,005
Pernod Ricard SA	46,918	8,388,891
Peugeot SA	30,955	739,583
Publicis Groupe SA	11,501	520,671
Remy Cointreau SA	1,297	159,306
Renault SA	10,442	494,046
Safran SA	53,939	8,328,290
Sanofi	59,317	5,962,945
Sartorius Stedim Biotech	1,520	251,826
Schneider Electric SE	65,835	6,757,011
SCOR SE	8,196	344,019
SEB SA	1,220	181,186
Societe Generale SA	101,713	3,538,547
Sodexo SA	25,555	3,028,462
Suez	18,565	280,816
Teleperformance	3,151	768,395
Thales SA	16,694	1,732,498
TOTAL SA	199,758	11,024,173
Ubisoft Entertainment SA*	22,775	1,573,167
Unibail-Rodamco-Westfield (REIT)	7,273	1,147,440
Valeo SA	12,598	443,860
Veolia Environnement SA	26,570	706,643
Vinci SA	26,903	2,987,532
Vivendi SA	48,321	1,399,487
Wendel SA	1,377	183,033
Worldline SA (m)*	4,517	319,963

		152,205,298

Germany (7.2%)
adidas AG	9,510	3,091,403
Allianz SE (Registered)	40,923	10,025,287
Aroundtown SA	42,489	380,517
BASF SE	48,424	3,658,263
Bayer AG (Registered)	85,187	6,957,306
Bayerische Motoren Werke AG	17,456	1,432,110
Bayerische Motoren Werke AG (Preference) (q)	3,282	202,662
Beiersdorf AG	5,314	635,710
Brenntag AG	30,608	1,664,464
Carl Zeiss Meditec AG	2,186	278,797
Commerzbank AG	55,857	345,667
Continental AG	20,803	2,689,560
Covestro AG (m)	9,437	438,768
Daimler AG (Registered)	79,541	4,404,848
Delivery Hero SE (m)*	5,238	414,573
Deutsche Bank AG (Registered)	106,493	826,258
Deutsche Boerse AG	10,017	1,574,735
Deutsche Lufthansa AG (Registered)	12,188	224,346
Deutsche Post AG (Registered)	134,502	5,131,119
Deutsche Telekom AG (Registered)	175,722	2,871,854
Deutsche Wohnen SE	19,475	795,599
E.ON SE	116,045	1,239,717
Evonik Industries AG	9,693	295,844
Fraport AG Frankfurt Airport Services Worldwide	2,176	184,965
Fresenius Medical Care AG & Co. KGaA	33,293	2,463,260
Fresenius SE & Co. KGaA	22,003	1,238,481
FUCHS PETROLUB SE (Preference) (q)	3,674	181,989
GEA Group AG	50,468	1,668,861
Hannover Rueck SE	3,355	648,417
HeidelbergCement AG	7,630	555,965
Henkel AG & Co. KGaA	5,642	531,605
Henkel AG & Co. KGaA (Preference) (q)	9,393	971,431
HOCHTIEF AG	1,124	143,352
Infineon Technologies AG	155,262	3,537,136
KION Group AG	3,646	251,763
Knorr-Bremse AG	2,627	267,414
LANXESS AG	4,512	302,756
Merck KGaA	28,814	3,404,982
METRO AG	10,574	170,203
MTU Aero Engines AG	8,894	2,539,991
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	7,609	2,244,709
Porsche Automobil Holding SE (Preference) (q)	8,251	616,763
Puma SE	3,540	271,405
Rheinmetall AG	26,859	3,085,081
RWE AG	28,566	876,362
SAP SE	127,890	17,260,411
Sartorius AG (Preference) (q)	1,833	392,299
Siemens AG (Registered)	53,582	7,004,395
Siemens Healthineers AG (m)	7,689	369,312
Symrise AG	22,616	2,379,553
Telefonica Deutschland Holding AG	35,709	103,502
thyssenkrupp AG	21,981	296,859
TUI AG	21,918	276,913
Uniper SE	10,934	361,930
United Internet AG (Registered)	6,791	223,039
Volkswagen AG	1,674	325,316
Volkswagen AG (Preference) (q)	9,784	1,934,183
Vonovia SE	60,804	3,273,785
Wirecard AG	6,153	741,946
Zalando SE (m)*	5,872	297,584

		110,977,325

Hong Kong (2.0%)
AIA Group Ltd.	1,383,452	14,522,846
ASM Pacific Technology Ltd.	14,607	202,638
Bank of East Asia Ltd. (The)	69,027	154,135

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
CK Asset Holdings Ltd.	134,205	$968,781
CK Infrastructure Holdings Ltd.	35,840	255,037
CLP Holdings Ltd.	86,564	909,820
Dairy Farm International Holdings Ltd.	19,300	110,203
Hang Lung Properties Ltd.	110,438	242,353
Hang Seng Bank Ltd.	39,874	823,854
Henderson Land Development Co. Ltd.	80,906	397,143
HK Electric Investments & HK Electric Investments Ltd. (m)	160,500	158,187
HKT Trust & HKT Ltd.	188,042	264,967
Hong Kong & China Gas Co. Ltd.	535,810	1,046,550
Hong Kong Exchanges & Clearing Ltd.	63,039	2,046,747
Hongkong Land Holdings Ltd.	61,500	345,630
Jardine Matheson Holdings Ltd.	11,800	644,280
Jardine Strategic Holdings Ltd. (Quotrix Stock Exchange)	11,800	356,950
Jardine Strategic Holdings Ltd. (Singapore Stock Exchange)	1,000	30,650
Kerry Properties Ltd.	36,732	116,669
Link REIT (REIT)	110,499	1,169,894
Melco Resorts & Entertainment Ltd. (ADR)	11,243	271,743
MTR Corp. Ltd.	80,618	476,427
New World Development Co. Ltd.	331,238	453,989
NWS Holdings Ltd.	91,062	127,613
PCCW Ltd.	225,559	133,443
Power Assets Holdings Ltd.	78,496	574,191
Sino Land Co. Ltd.	165,239	240,045
Sun Hung Kai Properties Ltd.	83,278	1,274,985
Swire Pacific Ltd., Class A	25,331	235,356
Swire Properties Ltd.	69,200	229,563
Techtronic Industries Co. Ltd.	70,500	574,962
Vitasoy International Holdings Ltd. (x)	40,000	145,015
WH Group Ltd. (m)	475,500	491,225
Wharf Real Estate Investment Co. Ltd.	67,330	410,860
Wheelock & Co. Ltd.	43,116	287,447
Yue Yuen Industrial Holdings Ltd.	47,699	140,790

		30,834,988

India (0.8%)
Adani Ports & Special Economic Zone Ltd.	109,740	562,705
HDFC Bank Ltd.	195,984	3,492,823
HDFC Bank Ltd. (ADR)	45,327	2,872,372
ICICI Bank Ltd. (ADR)	227,839	3,438,091
Infosys Ltd. (ADR)	114,016	1,176,645
ITC Ltd.	338,486	1,127,209

		12,669,845

Ireland (1.0%)
AerCap Holdings NV*	6,933	426,172
AIB Group plc	42,473	147,976
Bank of Ireland Group plc	50,706	277,673
CRH plc	88,311	3,533,415
Flutter Entertainment plc (Aquis Stock Exchange)	11,383	1,390,787
Flutter Entertainment plc (Dublin Stock Exchange) (x)	4,261	517,866
ICON plc*	38,475	6,626,549
Kerry Group plc, Class A	8,372	1,043,326
Kingspan Group plc	8,416	514,020
Smurfit Kappa Group plc	11,591	445,436

		14,923,220

Israel (0.5%)
Azrieli Group Ltd.	2,018	147,553
Bank Hapoalim BM	61,214	507,857
Bank Leumi Le-Israel BM	78,728	573,139
Check Point Software Technologies Ltd.*	26,813	2,975,171
Elbit Systems Ltd.	1,207	187,902
Israel Chemicals Ltd.	29,531	138,962
Israel Discount Bank Ltd., Class A	63,233	293,157
Mizrahi Tefahot Bank Ltd.	7,555	201,274
Nice Ltd.*	3,624	562,075
Nice Ltd. (ADR)*	7,295	1,131,819
Teva Pharmaceutical Industries Ltd. (ADR)*	53,177	521,135
Wix.com Ltd.*	2,391	292,611

		7,532,655

Italy (1.3%)
Assicurazioni Generali SpA	57,650	1,189,531
Atlantia SpA	25,818	602,080
Davide Campari-Milano SpA	29,631	270,550
Enel SpA	428,803	3,401,550
Eni SpA	134,120	2,083,026
Ferrari NV	6,391	1,060,263
FinecoBank Banca Fineco SpA	32,978	395,438
Intesa Sanpaolo SpA	784,669	2,067,063
Leonardo SpA	20,725	242,934
Mediobanca Banca di Credito Finanziario SpA	32,165	354,084
Moncler SpA	9,612	432,026
Pirelli & C SpA (m)	22,778	131,327
Poste Italiane SpA (m)	27,351	310,478
Prysmian SpA	178,913	4,312,757
Recordati SpA	5,680	239,368
Snam SpA	113,069	594,323
Telecom Italia SpA (Aquis Stock Exchange)	300,162	183,766
Telecom Italia SpA (Turquoise Stock Exchange)*	495,526	309,265
Terna Rete Elettrica Nazionale SpA	70,174	468,664
UniCredit SpA	105,872	1,546,211

		20,194,704

Japan (15.6%)
ABC-Mart, Inc.	1,940	132,839
Acom Co. Ltd.	25,000	114,353
Advantest Corp.	10,800	612,287
Aeon Co. Ltd.	33,352	692,333

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
AEON Financial Service Co. Ltd.	71,238	$1,132,281
Aeon Mall Co. Ltd.	5,768	102,880
AGC, Inc.	10,150	367,121
Air Water, Inc.	8,800	129,584
Aisin Seiki Co. Ltd.	9,138	342,291
Ajinomoto Co., Inc.	23,868	398,697
Alfresa Holdings Corp.	10,864	222,769
Alps Alpine Co. Ltd.	10,300	236,230
Amada Holdings Co. Ltd.	17,548	201,878
ANA Holdings, Inc.	6,130	205,471
Aozora Bank Ltd.	6,791	180,689
Asahi Group Holdings Ltd.	18,987	870,758
Asahi Intecc Co. Ltd.	10,800	318,071
Asahi Kasei Corp.	66,578	756,130
Astellas Pharma, Inc.	99,550	1,713,299
Bandai Namco Holdings, Inc.	30,319	1,850,309
Bank of Kyoto Ltd. (The)	2,616	113,158
Benesse Holdings, Inc.	4,374	115,695
Bridgestone Corp.	30,064	1,126,138
Brother Industries Ltd.	12,515	261,576
Calbee, Inc.	4,300	140,688
Canon, Inc. (x)	52,730	1,449,341
Casio Computer Co. Ltd. (x)	10,527	212,274
Central Japan Railway Co.	7,600	1,538,816
Chiba Bank Ltd. (The)	27,572	160,628
Chubu Electric Power Co., Inc.	33,254	471,778
Chugai Pharmaceutical Co. Ltd.	44,347	4,114,102
Chugoku Electric Power Co., Inc. (The)	13,862	182,437
Coca-Cola Bottlers Japan, Inc.	6,600	169,533
Concordia Financial Group Ltd.	58,600	243,773
Credit Saison Co. Ltd.	8,716	152,493
CyberAgent, Inc.	5,800	203,645
Dai Nippon Printing Co. Ltd.	12,981	353,631
Daicel Corp.	13,455	129,900
Daifuku Co. Ltd.	35,900	2,200,488
Dai-ichi Life Holdings, Inc.	56,900	951,257
Daiichi Sankyo Co. Ltd.	29,887	1,988,157
Daikin Industries Ltd.	13,123	1,866,001
Daito Trust Construction Co. Ltd.	3,738	463,745
Daiwa House Industry Co. Ltd.	29,858	931,560
Daiwa House REIT Investment Corp. (REIT)	90	234,909
Daiwa Securities Group, Inc.	79,876	406,529
Denso Corp.	83,412	3,812,287
Dentsu Group, Inc.	11,274	391,693
Disco Corp.	1,400	333,717
East Japan Railway Co.	16,125	1,462,981
Eisai Co. Ltd.	13,054	985,643
Electric Power Development Co. Ltd.	7,703	187,657
FamilyMart Co. Ltd.	14,016	338,613
FANUC Corp.	10,244	1,916,714
Fast Retailing Co. Ltd. (x)	3,016	1,804,243
Fuji Electric Co. Ltd.	5,457	167,997
FUJIFILM Holdings Corp.	18,668	898,566
Fujitsu Ltd.	10,274	971,092
Fukuoka Financial Group, Inc.	8,996	174,282
GMO Payment Gateway, Inc.	2,200	151,452
Hakuhodo DY Holdings, Inc.	9,660	157,184
Hamamatsu Photonics KK	7,400	306,134
Hankyu Hanshin Holdings, Inc.	12,000	516,865
Hikari Tsushin, Inc.	1,100	277,695
Hino Motors Ltd.	15,530	166,084
Hirose Electric Co. Ltd.	1,567	202,338
Hisamitsu Pharmaceutical Co., Inc.	2,567	126,395
Hitachi Chemical Co. Ltd.	4,688	197,392
Hitachi Construction Machinery Co. Ltd.	6,151	185,965
Hitachi High-Technologies Corp.	3,418	243,480
Hitachi Ltd.	177,942	7,575,903
Hitachi Metals Ltd.	12,486	185,357
Honda Motor Co. Ltd.	85,904	2,450,108
Hoshizaki Corp.	2,700	242,032
Hoya Corp.	20,102	1,933,329
Hulic Co. Ltd.	14,400	174,409
Idemitsu Kosan Co. Ltd.	10,295	287,091
IHI Corp.	8,183	193,853
Iida Group Holdings Co. Ltd.	7,100	125,396
Inpex Corp.	54,200	566,916
Isetan Mitsukoshi Holdings Ltd.	17,448	158,012
Isuzu Motors Ltd.	29,769	355,896
ITOCHU Corp.	71,032	1,656,901
J Front Retailing Co. Ltd.	13,734	193,392
Japan Airlines Co. Ltd.	6,758	211,283
Japan Airport Terminal Co. Ltd.	12,700	711,822
Japan Exchange Group, Inc.	26,900	477,815
Japan Post Bank Co. Ltd.	18,800	181,676
Japan Post Holdings Co. Ltd.	83,000	783,747
Japan Post Insurance Co. Ltd.	11,900	203,928
Japan Prime Realty Investment Corp. (REIT)	43	188,574
Japan Real Estate Investment Corp. (REIT)	69	457,227
Japan Retail Fund Investment Corp. (REIT)	147	315,633
Japan Tobacco, Inc.	123,800	2,771,557
JFE Holdings, Inc.	24,876	323,041
JGC Holdings Corp.	12,626	203,936
JSR Corp.	10,518	194,765
JTEKT Corp.	12,482	149,455
JXTG Holdings, Inc.	168,838	773,682
Kajima Corp.	23,669	317,605
Kakaku.com, Inc.	7,000	179,937
Kamigumi Co. Ltd.	5,952	131,415
Kansai Electric Power Co., Inc. (The)	38,323	445,994
Kansai Paint Co. Ltd.	36,552	900,554
Kao Corp.	41,667	3,460,905
Kawasaki Heavy Industries Ltd.	7,584	168,076
KDDI Corp.	93,100	2,787,302
Keihan Holdings Co. Ltd.	5,600	273,158
Keikyu Corp.	12,332	239,478
Keio Corp.	5,569	338,789
Keisei Electric Railway Co. Ltd.	6,777	264,456
Keyence Corp.	9,532	3,376,620
Kikkoman Corp.	39,223	1,938,498

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Kintetsu Group Holdings Co. Ltd.	8,898	$484,802
Kirin Holdings Co. Ltd.	43,391	954,438
Kobayashi Pharmaceutical Co. Ltd.	2,800	238,885
Koito Manufacturing Co. Ltd.	5,400	253,463
Komatsu Ltd.	100,272	2,438,163
Konami Holdings Corp.	4,988	205,892
Konica Minolta, Inc.	25,136	164,944
Kose Corp.	1,700	250,334
Kubota Corp.	54,008	857,925
Kuraray Co. Ltd.	17,492	214,273
Kurita Water Industries Ltd.	5,914	177,167
Kyocera Corp.	16,908	1,163,976
Kyowa Kirin Co. Ltd.	12,367	292,856
Kyushu Electric Power Co., Inc.	21,588	187,756
Kyushu Railway Co.	8,500	285,537
Lawson, Inc.	3,080	175,465
LINE Corp. (x)*	2,800	137,868
Lion Corp.	12,800	250,334
LIXIL Group Corp.	15,323	266,395
M3, Inc.	23,400	711,767
Makita Corp.	11,492	402,968
Marubeni Corp.	84,268	628,665
Marui Group Co. Ltd.	9,686	237,838
Maruichi Steel Tube Ltd. (x)	3,516	99,667
Mazda Motor Corp.	28,235	243,748
McDonald’s Holdings Co. Japan Ltd. (x)	3,980	191,940
Mebuki Financial Group, Inc.	43,851	113,002
Medipal Holdings Corp.	9,622	213,684
Meiji Holdings Co. Ltd.	6,232	423,286
Minebea Mitsumi, Inc.	18,600	389,786
MISUMI Group, Inc.	14,300	358,240
Mitsubishi Chemical Holdings Corp.	67,459	507,549
Mitsubishi Corp.	71,284	1,902,569
Mitsubishi Electric Corp.	96,271	1,327,708
Mitsubishi Estate Co. Ltd.	62,311	1,198,277
Mitsubishi Gas Chemical Co., Inc.	8,955	137,966
Mitsubishi Heavy Industries Ltd.	17,225	673,432
Mitsubishi Materials Corp.	5,681	155,652
Mitsubishi Motors Corp.	35,821	150,992
Mitsubishi Tanabe Pharma Corp.	12,090	223,429
Mitsubishi UFJ Financial Group, Inc.	645,916	3,526,367
Mitsubishi UFJ Lease & Finance Co. Ltd.	20,200	131,252
Mitsui & Co. Ltd.	87,254	1,562,710
Mitsui Chemicals, Inc.	10,457	257,924
Mitsui Fudosan Co. Ltd.	47,027	1,156,469
Mitsui OSK Lines Ltd.	6,056	168,602
Mizuho Financial Group, Inc.	1,271,752	1,969,867
MonotaRO Co. Ltd. (x)	6,900	185,621
MS&AD Insurance Group Holdings, Inc.	25,036	832,037
Murata Manufacturing Co. Ltd.	29,913	1,857,191
Nabtesco Corp.	6,400	192,315
Nagoya Railroad Co. Ltd.	10,500	327,597
NEC Corp.	13,074	543,873
Nexon Co. Ltd.*	23,600	314,942
NGK Insulators Ltd.	14,967	262,272
NGK Spark Plug Co. Ltd.	8,948	175,740
NH Foods Ltd.	4,637	192,470
Nidec Corp.	23,692	3,271,810
Nikon Corp.	17,659	218,432
Nintendo Co. Ltd.	5,939	2,403,367
Nippon Building Fund, Inc. (REIT)	71	519,488
Nippon Express Co. Ltd.	4,142	244,735
Nippon Paint Holdings Co. Ltd.	7,600	394,496
Nippon Prologis REIT, Inc. (REIT)	90	228,945
Nippon Shinyaku Co. Ltd.	2,400	209,176
Nippon Steel Corp.	41,629	633,697
Nippon Telegraph & Telephone Corp.	67,916	1,723,293
Nippon Yusen KK	8,944	163,067
Nissan Chemical Corp.	6,700	283,342
Nissan Motor Co. Ltd.	122,347	716,257
Nisshin Seifun Group, Inc.	10,461	183,504
Nissin Foods Holdings Co. Ltd.	3,506	262,010
Nitori Holdings Co. Ltd.	4,350	689,602
Nitto Denko Corp.	8,211	467,019
Nomura Holdings, Inc.	180,308	934,937
Nomura Real Estate Holdings, Inc.	6,775	163,366
Nomura Real Estate Master Fund, Inc. (REIT)	205	350,173
Nomura Research Institute Ltd.	17,477	376,064
NSK Ltd.	19,470	186,538
NTT Data Corp.	35,200	475,251
NTT DOCOMO, Inc.	70,300	1,965,592
Obayashi Corp.	34,766	389,400
Obic Co. Ltd.	11,700	1,589,361
Odakyu Electric Railway Co. Ltd.	16,051	376,845
Oji Holdings Corp.	45,512	249,226
Olympus Corp.	61,408	954,564
Omron Corp.	10,344	611,187
Ono Pharmaceutical Co. Ltd.	19,675	453,056
Oracle Corp.	2,240	205,126
Oriental Land Co. Ltd.	10,544	1,443,971
ORIX Corp.	69,810	1,163,554
Orix JREIT, Inc. (REIT)	120	259,868
Osaka Gas Co. Ltd.	18,673	359,351
Otsuka Corp.	5,634	226,853
Otsuka Holdings Co. Ltd.	20,600	925,772
Pan Pacific International Holdings Corp.	24,000	400,018
Panasonic Corp.	116,386	1,102,751
Park24 Co. Ltd.	6,300	154,753
PeptiDream, Inc.*	5,100	262,850
Persol Holdings Co. Ltd.	10,300	194,425
Pigeon Corp.	6,400	236,492
Pola Orbis Holdings, Inc.	4,800	115,477
Rakuten, Inc.	48,000	413,051
Recruit Holdings Co. Ltd.	71,500	2,697,331
Renesas Electronics Corp.*	40,800	281,625

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Resona Holdings, Inc.	110,259	$486,071
Ricoh Co. Ltd.	36,380	399,107
Rinnai Corp.	2,084	163,989
Rohm Co. Ltd.	4,926	398,051
Ryohin Keikaku Co. Ltd.	13,000	305,812
Sankyo Co. Ltd.	2,798	93,348
Santen Pharmaceutical Co. Ltd.	19,455	373,505
SBI Holdings, Inc.	11,560	246,297
Secom Co. Ltd.	46,527	4,186,595
Sega Sammy Holdings, Inc.	10,375	151,154
Seibu Holdings, Inc.	11,500	189,982
Seiko Epson Corp.	16,000	243,707
Sekisui Chemical Co. Ltd.	20,314	355,969
Sekisui House Ltd.	33,170	712,367
Seven & i Holdings Co. Ltd.	39,712	1,463,045
Seven Bank Ltd.	30,200	99,504
SG Holdings Co. Ltd.	5,300	119,994
Sharp Corp. (x)	8,500	131,816
Shimadzu Corp.	12,640	400,180
Shimamura Co. Ltd.	1,246	95,410
Shimano, Inc.	14,736	2,410,002
Shimizu Corp.	32,810	336,993
Shin-Etsu Chemical Co. Ltd.	33,864	3,758,684
Shinsei Bank Ltd.	8,417	129,755
Shionogi & Co. Ltd.	14,607	909,719
Shiseido Co. Ltd.	20,822	1,491,296
Shizuoka Bank Ltd. (The)	25,424	191,402
Showa Denko KK (x)	7,500	200,106
SMC Corp.	5,148	2,382,706
Softbank Corp.	88,300	1,186,083
SoftBank Group Corp.	93,044	4,072,682
Sohgo Security Services Co. Ltd.	3,600	196,144
Sompo Holdings, Inc.	17,927	709,457
Sony Corp.	125,064	8,518,694
Sony Financial Holdings, Inc.	8,300	200,749
Square Enix Holdings Co. Ltd.	4,800	239,879
Stanley Electric Co. Ltd.	7,284	213,180
Subaru Corp.	32,480	811,141
SUMCO Corp.	13,700	230,235
Sumitomo Chemical Co. Ltd.	77,258	354,098
Sumitomo Corp.	61,728	922,611
Sumitomo Dainippon Pharma Co. Ltd.	8,392	164,511
Sumitomo Electric Industries Ltd.	40,860	621,239
Sumitomo Heavy Industries Ltd.	5,556	160,050
Sumitomo Metal Mining Co. Ltd.	12,091	394,372
Sumitomo Mitsui Financial Group, Inc.	70,052	2,603,377
Sumitomo Mitsui Trust Holdings, Inc.	17,533	699,835
Sumitomo Realty & Development Co. Ltd.	18,126	635,924
Sumitomo Rubber Industries Ltd.	9,636	118,571
Sundrug Co. Ltd.	4,200	152,878
Suntory Beverage & Food Ltd.	7,200	301,173
Suzuken Co. Ltd.	3,606	148,183
Suzuki Motor Corp.	19,036	800,123
Sysmex Corp.	8,900	610,152
T&D Holdings, Inc.	29,968	384,753
Taiheiyo Cement Corp.	7,000	207,123
Taisei Corp.	10,636	444,900
Taisho Pharmaceutical Holdings Co. Ltd.	1,771	132,187
Taiyo Nippon Sanso Corp.	6,700	149,718
Takeda Pharmaceutical Co. Ltd.	78,377	3,124,837
TDK Corp.	6,671	760,698
Teijin Ltd.	9,150	172,213
Terumo Corp.	181,600	6,493,176
THK Co. Ltd.	7,008	191,429
Tobu Railway Co. Ltd.	10,098	367,563
Toho Co. Ltd.	5,746	240,353
Toho Gas Co. Ltd.	3,718	152,614
Tohoku Electric Power Co., Inc.	22,759	226,637
Tokio Marine Holdings, Inc.	61,115	3,441,744
Tokyo Electric Power Co. Holdings, Inc.*	78,358	336,783
Tokyo Electron Ltd.	8,236	1,813,504
Tokyo Gas Co. Ltd.	20,242	493,964
Tokyu Corp.	27,205	505,517
Tokyu Fudosan Holdings Corp.	28,992	201,454
Toppan Printing Co. Ltd.	13,955	290,389
Toray Industries, Inc.	353,674	2,412,294
Toshiba Corp.	26,868	916,165
Tosoh Corp.	13,300	207,478
TOTO Ltd.	35,933	1,534,482
Toyo Seikan Group Holdings Ltd.	9,004	156,620
Toyo Suisan Kaisha Ltd.	4,556	194,140
Toyoda Gosei Co. Ltd.	3,542	89,483
Toyota Industries Corp.	7,618	443,808
Toyota Motor Corp.	120,450	8,551,390
Toyota Tsusho Corp.	11,314	401,933
Trend Micro, Inc.	6,782	349,539
Tsuruha Holdings, Inc. (x)	2,100	270,968
Unicharm Corp.	21,882	745,142
United Urban Investment Corp. (REIT)	153	286,695
USS Co. Ltd.	11,310	215,052
Welcia Holdings Co. Ltd.	2,500	159,910
West Japan Railway Co.	8,400	729,873
Yakult Honsha Co. Ltd.	6,407	355,568
Yamada Denki Co. Ltd.	31,820	169,269
Yamaha Corp.	37,179	2,080,423
Yamaha Motor Co. Ltd.	15,032	304,777
Yamato Holdings Co. Ltd.	17,536	301,318
Yamazaki Baking Co. Ltd.	6,071	108,899
Yaskawa Electric Corp.	12,640	485,102
Yokogawa Electric Corp.	13,003	230,848
Yokohama Rubber Co. Ltd. (The)	7,500	147,094
Z Holdings Corp.	140,500	596,112
ZOZO, Inc. (x)	6,500	124,850

		240,882,164

Luxembourg (0.3%)
ArcelorMittal SA	33,584	589,252
Eurofins Scientific SE (x)	5,274	2,923,611

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
SES SA (FDR)	18,536	$259,898
Tenaris SA	25,834	291,229

		4,063,990

Macau (0.1%)
Galaxy Entertainment Group Ltd.	112,000	825,020
Sands China Ltd.	124,800	667,058
SJM Holdings Ltd.	95,000	108,139
Wynn Macau Ltd.	90,800	223,728

		1,823,945

Malta (0.0%)
BGP Holdings plc (r)*	1,331,785	—

Mexico (0.2%)
Grupo Financiero Banorte SAB de CV, Class O	600,728	3,353,846
Wal-Mart de Mexico SAB de CV	155,699	446,984

		3,800,830

Netherlands (3.9%)
ABN AMRO Bank NV (CVA) (m)	22,608	411,329
Adyen NV (m)*	568	465,739
Aegon NV	96,320	439,407
Akzo Nobel NV	57,696	5,866,004
Altice Europe NV, Class A*	35,533	229,100
ASML Holding NV	30,560	9,039,412
EXOR NV	5,891	456,476
Heineken Holding NV	6,074	588,661
Heineken NV	56,195	5,983,181
ING Groep NV	309,923	3,715,583
Koninklijke Ahold Delhaize NV	62,408	1,560,718
Koninklijke DSM NV	9,565	1,245,644
Koninklijke KPN NV	180,087	531,471
Koninklijke Philips NV	63,391	3,094,519
Koninklijke Vopak NV	3,559	192,940
NN Group NV	81,663	3,097,959
NXP Semiconductors NV	15,035	1,913,354
Randstad NV	5,930	362,118
Royal Dutch Shell plc, Class A	474,750	13,992,215
Royal Dutch Shell plc, Class B	197,468	5,857,773
Wolters Kluwer NV	14,747	1,075,542

		60,119,145

New Zealand (0.1%)
a2 Milk Co. Ltd. (x)*	41,658	421,223
Auckland International Airport Ltd.	52,478	309,122
Fisher & Paykel Healthcare Corp. Ltd.	29,847	446,065
Fletcher Building Ltd.	39,810	136,412
Mercury NZ Ltd.	32,014	108,837
Meridian Energy Ltd.	63,728	214,508
Ryman Healthcare Ltd.	17,319	190,394
Spark New Zealand Ltd.	102,301	298,203

		2,124,764

Norway (0.8%)
Aker BP ASA	6,152	201,813
DNB ASA	224,631	4,196,176
Equinor ASA	52,549	1,050,465
Equinor ASA (ADR)	124,065	2,470,134
Gjensidige Forsikring ASA	10,865	228,022
Mowi ASA	20,619	535,949
Norsk Hydro ASA (x)	608,667	2,262,924
Orkla ASA	40,290	408,256
Schibsted ASA, Class B	5,490	157,459
Telenor ASA	39,967	716,778
Yara International ASA	10,212	424,797

		12,652,773

Peru (0.1%)
Credicorp Ltd.	4,450	948,429

Portugal (0.1%)
EDP – Energias de Portugal SA	136,683	592,418
Galp Energia SGPS SA	27,345	457,026
Jeronimo Martins SGPS SA	13,008	213,978

		1,263,422

Russia (0.0%)
Evraz plc	27,437	146,826
Yandex NV, Class A*	5,463	237,586

		384,412

Singapore (1.1%)
Ascendas REIT (REIT)	156,328	345,213
CapitaLand Commercial Trust (REIT)	132,904	196,646
CapitaLand Ltd.	148,202	413,218
CapitaLand Mall Trust (REIT)	144,167	263,691
City Developments Ltd.	16,680	135,801
ComfortDelGro Corp. Ltd.	110,350	195,273
DBS Group Holdings Ltd.	496,360	9,551,133
Genting Singapore Ltd.	314,238	214,952
Jardine Cycle & Carriage Ltd.	5,976	133,743
Keppel Corp. Ltd.	74,585	375,434
Mapletree Commercial Trust (REIT)	31,300	55,621
Oversea-Chinese Banking Corp. Ltd.	168,352	1,374,404
SATS Ltd.	32,300	121,520
Sembcorp Industries Ltd.	51,812	88,219
Singapore Airlines Ltd.	30,082	202,194
Singapore Exchange Ltd.	41,502	273,399
Singapore Press Holdings Ltd.	86,923	140,892
Singapore Technologies Engineering Ltd.	88,919	260,486
Singapore Telecommunications Ltd.	427,619	1,071,472
Suntec REIT (REIT)	108,300	148,163
United Overseas Bank Ltd.	66,521	1,306,234
UOL Group Ltd.	19,174	118,612
Venture Corp. Ltd.	15,600	187,903
Wilmar International Ltd.	97,955	300,067

		17,474,290

South Africa (0.2%)
Anglo American plc	126,458	3,639,911

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
South Korea (0.5%)
NAVER Corp.*	12,819	$2,067,312
Samsung Electronics Co. Ltd.	132,808	6,408,134

		8,475,446

Spain (2.0%)
ACS Actividades de Construccion y Servicios SA	14,222	568,718
Aena SME SA (m)	3,559	680,658
Amadeus IT Group SA	99,789	8,148,746
Banco Bilbao Vizcaya Argentaria SA	351,541	1,964,914
Banco de Sabadell SA	306,309	357,330
Banco Santander SA	1,392,068	5,824,330
Bankia SA	58,720	125,311
Bankinter SA	37,601	275,500
CaixaBank SA	185,864	583,337
Cellnex Telecom SA (m)	13,609	585,726
Enagas SA	12,401	316,318
Endesa SA	17,254	460,427
Ferrovial SA	25,593	774,246
Grifols SA	15,799	556,994
Iberdrola SA	316,587	3,259,962
Industria de Diseno Textil SA	57,510	2,028,807
Mapfre SA (x)	49,937	132,194
Naturgy Energy Group SA (x)	16,308	409,756
Red Electrica Corp. SA	23,515	472,804
Repsol SA	76,610	1,197,053
Siemens Gamesa Renewable Energy SA (x)	11,942	209,436
Telefonica SA	246,364	1,720,810

		30,653,377

Sweden (1.3%)
Alfa Laval AB	16,161	407,029
Assa Abloy AB, Class B	52,798	1,234,500
Atlas Copco AB, Class A	35,403	1,412,136
Atlas Copco AB, Class B	20,561	713,879
Boliden AB*	14,852	394,040
Electrolux AB	11,287	277,043
Epiroc AB, Class A	33,614	410,380
Epiroc AB, Class B	18,745	222,246
Essity AB, Class B	31,975	1,030,290
Hennes & Mauritz AB, Class B	43,641	887,511
Hexagon AB, Class B	13,906	779,455
Husqvarna AB, Class B	24,111	193,118
ICA Gruppen AB	4,300	200,714
Industrivarden AB, Class C	9,665	233,103
Investor AB, Class B	23,988	1,309,226
Kinnevik AB, Class B	13,653	333,805
L E Lundbergforetagen AB, Class B	3,641	159,769
Lundin Petroleum AB	10,170	345,611
Sandvik AB	58,975	1,150,051
Securitas AB, Class B	17,053	293,947
Skandinaviska Enskilda Banken AB, Class A	86,744	815,730
Skanska AB, Class B	18,271	412,964
SKF AB, Class B	19,671	397,774
Svenska Handelsbanken AB, Class A	82,958	893,674
Swedbank AB, Class A	47,745	710,847
Swedish Match AB	8,960	461,854
Tele2 AB, Class B	25,957	376,482
Telefonaktiebolaget LM Ericsson, Class B	161,981	1,410,493
Telia Co. AB	142,417	612,008
Volvo AB, Class B	78,066	1,307,719

		19,387,398

Switzerland (8.1%)
ABB Ltd. (Registered)	97,162	2,346,224
Adecco Group AG (Registered)	8,696	550,082
Alcon, Inc.*	29,525	1,671,802
Baloise Holding AG (Registered)	2,594	469,054
Barry Callebaut AG (Registered)	128	282,769
Chocoladefabriken Lindt & Spruengli AG	56	434,842
Chocoladefabriken Lindt & Spruengli AG (Registered)	5	441,724
Cie Financiere Richemont SA (Registered)	27,521	2,162,892
Clariant AG (Registered)*	11,104	247,826
Coca-Cola HBC AG*	78,419	2,664,363
Credit Suisse Group AG (Registered)*	299,576	4,056,565
Credit Suisse Group AG (ADR)*	147,518	1,984,117
Dufry AG (Registered)*	1,802	178,785
EMS-Chemie Holding AG (Registered)	436	286,747
Geberit AG (Registered)	1,935	1,086,063
Givaudan SA (Registered)	487	1,525,209
Glencore plc*	578,821	1,804,443
Julius Baer Group Ltd.*	52,831	2,725,617
Kuehne + Nagel International AG (Registered)	2,714	457,662
LafargeHolcim Ltd. (Registered)*	25,792	1,431,112
Lonza Group AG (Registered)*	14,466	5,279,388
Nestle SA (Registered)	271,091	29,349,877
Novartis AG (Registered)	154,863	14,705,424
Novartis AG (ADR)	40,212	3,807,674
Pargesa Holding SA	1,595	132,587
Partners Group Holding AG	1,001	917,842
Roche Holding AG	71,418	23,171,370
Schindler Holding AG	2,194	558,135
Schindler Holding AG (Registered)	1,075	263,474
SGS SA (Registered)	280	766,977
Sika AG (Registered)	12,550	2,358,150
Sonova Holding AG (Registered)	2,961	677,683
STMicroelectronics NV	120,839	3,249,016
Straumann Holding AG (Registered)	538	528,327
Swatch Group AG (The)	1,592	444,141
Swatch Group AG (The) (Registered)	2,977	157,340
Swiss Life Holding AG (Registered)	1,840	923,612

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Swiss Prime Site AG (Registered)*	3,965	$458,445
Swiss Re AG	16,067	1,804,591
Swisscom AG (Registered)	1,366	723,509
Tecan Group AG (Registered)	3,250	913,412
Temenos AG (Registered)*	3,429	542,801
UBS Group AG (Registered)*	203,452	2,569,953
Vifor Pharma AG	2,334	426,019
Zurich Insurance Group AG	7,979	3,273,880

		124,811,525

Taiwan (1.2%)
ASE Technology Holding Co. Ltd. (ADR)	440,052	2,446,689
Delta Electronics, Inc.	96,000	485,172
Hon Hai Precision Industry Co. Ltd.	737,040	2,232,486
Taiwan Semiconductor Manufacturing Co. Ltd.	410,000	4,527,138
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	145,099	8,430,252

		18,121,737

United Arab Emirates (0.1%)
Network International Holdings plc (m)*	156,291	1,327,018
NMC Health plc	4,843	113,354

		1,440,372

United Kingdom (10.8%)
3i Group plc	50,472	734,070
Admiral Group plc	10,258	313,741
Ashtead Group plc	24,627	787,469
Associated British Foods plc	19,204	660,869
AstraZeneca plc	122,433	12,336,633
Auto Trader Group plc (m)	48,158	379,296
AVEVA Group plc	3,402	209,813
Aviva plc	206,491	1,145,220
BAE Systems plc	469,487	3,512,392
Barclays plc	1,916,913	4,561,316
Barratt Developments plc	55,098	544,890
Berkeley Group Holdings plc	6,658	428,524
BP plc	1,312,659	8,199,936
British American Tobacco plc	120,931	5,176,385
British Land Co. plc (The) (REIT)	49,534	419,134
BT Group plc	442,454	1,127,842
Bunzl plc	17,742	485,297
Burberry Group plc	65,103	1,901,491
Centrica plc	296,579	350,814
CK Hutchison Holdings Ltd.	142,205	1,355,932
CNH Industrial NV	53,551	588,067
Coca-Cola European Partners plc	11,873	604,098
Compass Group plc	145,471	3,641,858
Croda International plc	28,600	1,939,638
DCC plc	5,003	433,669
Diageo plc	404,861	17,163,605
Direct Line Insurance Group plc	74,694	309,187
easyJet plc	8,971	169,273
Experian plc	120,786	4,083,025
Fiat Chrysler Automobiles NV	57,226	846,928
G4S plc	88,134	254,498
GlaxoSmithKline plc	262,965	6,196,674
GVC Holdings plc	31,240	365,886
Halma plc	20,623	578,033
Hargreaves Lansdown plc	15,029	385,208
HSBC Holdings plc	1,354,517	10,619,830
Imperial Brands plc	50,441	1,248,756
Informa plc	202,238	2,295,770
InterContinental Hotels Group plc	9,175	632,939
Intertek Group plc	21,045	1,631,316
ITV plc	972,565	1,945,272
J Sainsbury plc	82,144	250,149
JD Sports Fashion plc	23,060	255,786
Johnson Matthey plc	9,731	386,175
Just Eat plc*	37,214	411,504
Kingfisher plc	116,131	333,805
Land Securities Group plc (REIT)	38,264	501,777
Legal & General Group plc	311,850	1,251,622
Linde plc	24,810	5,309,845
Lloyds Banking Group plc	3,740,191	3,096,411
London Stock Exchange Group plc	16,587	1,702,763
M&G plc*	134,952	424,013
Marks & Spencer Group plc	101,956	288,334
Meggitt plc	39,951	347,573
Melrose Industries plc	956,603	3,042,346
Micro Focus International plc	16,653	234,659
Mondi plc	26,368	619,082
National Grid plc	179,876	2,249,925
Next plc	6,973	648,213
Ocado Group plc*	24,693	418,340
Pearson plc	41,033	346,224
Persimmon plc	16,931	604,402
Prudential plc	134,952	2,590,195
Reckitt Benckiser Group plc	75,564	6,134,643
RELX plc (London Stock Exchange)	48,999	1,236,747
RELX plc (Turquoise Stock Exchange)	155,134	3,908,350
Rentokil Initial plc	100,461	602,810
Rolls-Royce Holdings plc*	284,310	2,572,911
Rolls-Royce International Ltd. (Preference) (q)(r)*	13,219,020	17,510
Royal Bank of Scotland Group plc	259,840	827,074
RSA Insurance Group plc	54,426	407,756
Sage Group plc (The)	57,162	567,119
Schroders plc	6,494	286,789
Segro plc (REIT)	55,303	657,238
Severn Trent plc	12,884	429,214
Smith & Nephew plc	45,900	1,114,144
Smiths Group plc	20,834	465,557
Spirax-Sarco Engineering plc	3,999	470,910
SSE plc	53,270	1,015,026
St James’s Place plc	28,001	431,915
Standard Chartered plc	147,201	1,389,055
Standard Life Aberdeen plc	123,597	537,154

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Taylor Wimpey plc	165,986	$425,219
Tesco plc	516,328	1,745,384
Unilever NV	120,943	6,949,952
Unilever plc	70,751	4,077,148
United Utilities Group plc	37,913	473,771
Vodafone Group plc	1,408,898	2,738,874
Weir Group plc (The)	12,519	250,315
Whitbread plc	7,261	466,084
Wm Morrison Supermarkets plc	126,652	335,191
WPP plc	65,577	926,397

		167,337,994

United States (1.2%)
Accenture plc, Class A	13,599	2,863,541
Carnival Corp.	50,258	2,554,614
Carnival plc	8,937	431,375
Core Laboratories NV	37,576	1,415,488
CyberArk Software Ltd.*	2,020	235,492
Everest Re Group Ltd.	11,651	3,225,463
Ferguson plc	22,636	2,053,880
James Hardie Industries plc (CHDI)	24,149	472,301
LivaNova plc*	21,950	1,655,688
Mellanox Technologies Ltd.*	10,041	1,176,604
Mettler-Toledo International, Inc.*	1,398	1,109,005
QIAGEN NV*	44,549	1,522,105

		18,715,556

Total Common Stocks (80.5%) (Cost $859,362,787)		1,243,210,611

EXCHANGE TRADED FUNDS (ETF):
Equity (10.0%)
iShares China Large-Cap ETF (x)	125,210	5,462,912
iShares Core MSCI EAFE ETF	374,900	24,458,476
iShares Core MSCI Emerging Markets ETF	28,900	1,553,664
iShares Currency Hedged MSCI Japan ETF (x)	108,597	3,580,443
iShares Latin America 40 ETF (x)	31,047	1,054,667
iShares MSCI Australia ETF (x)	92,515	2,094,540
iShares MSCI Austria ETF (x)	120,137	2,498,850
iShares MSCI Belgium ETF (x)	69,997	1,397,840
iShares MSCI France ETF (x)	74,367	2,432,544
iShares MSCI Germany ETF (x)	326,810	9,608,214
iShares MSCI Hong Kong ETF	10,677	259,771
iShares MSCI Indonesia ETF (x)	10,700	274,562
iShares MSCI Ireland ETF (x)	36,900	1,711,053
iShares MSCI Israel ETF	28,900	1,657,415
iShares MSCI Italy ETF (x)	273,924	8,080,758
iShares MSCI Japan ETF	112,270	6,650,875
iShares MSCI Malaysia ETF	9,164	261,266
iShares MSCI Mexico ETF	11,748	529,012
iShares MSCI Netherlands ETF (x)	9,993	338,363
iShares MSCI New Zealand ETF (x)	20,100	1,158,865
iShares MSCI Norway ETF (x)‡	54,300	1,366,188
iShares MSCI Poland ETF (x)	12,000	252,960
iShares MSCI Singapore ETF (x)	64,563	1,558,551
iShares MSCI Spain ETF (x)	122,421	3,540,415
iShares MSCI Sweden ETF (x)	5,003	164,599
SPDR Portfolio Developed World ex-US ETF (x)	398,100	12,480,435
SPDR S&P Emerging Asia Pacific ETF (x)	27,579	2,851,175
Vanguard FTSE Developed Markets ETF	190,900	8,411,054
Vanguard FTSE Emerging Markets ETF	161,000	7,159,670
Vanguard FTSE Europe ETF (x)	585,400	34,304,440
Vanguard FTSE Pacific ETF	100,700	7,006,706

Total Exchange Traded Funds (10.0%) (Cost $131,373,924)		154,160,283

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/7/20 (x)* (Cost $36,205)	76,610	36,350

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (2.0%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,760,861, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,795,910. (xx)	$1,760,694	1,760,694
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $8,002,473, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $8,160,000. (xx)	8,000,000	8,000,000
NBC Global Finance Ltd., 1.74%, dated 12/31/19, due 1/7/20, repurchase price $15,005,075, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 1/21/20-5/15/48; total market value $16,277,375. (xx)	15,000,000	15,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $5,001,517, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $5,100,000. (xx)	$5,000,000	$5,000,000
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $1,000,094, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $1,104,373. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		30,760,694

Total Short-Term Investments (2.0%) (Cost $30,760,694)		30,760,694

Total Investments in Securities (92.5%) (Cost $1,021,533,610)		1,428,167,938
Other Assets Less Liabilities (7.5%)		116,215,330

Net Assets (100%)		$1,544,383,268

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $8,773,971 or 0.6% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $42,196,647. This was collateralized by $12,817,875 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 5/15/49 and by cash of $30,760,694 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHDI	—	Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	—	Swiss Franc
CVA	—	Dutch Certification
DKK	—	Denmark Krone
EUR	—	European Currency Unit
FDR	—	Finnish Depositary Receipt
GBP	—	British Pound
HKD	—	Hong Kong Dollar
ILS	—	Israeli Sheqel
JPY	—	Japanese Yen
KRW	—	Korean (South) Won
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
TWD	—	New Taiwan Dollar
USD	—	United States Dollar

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Financials	$222,166,550	14.4%
Industrials	179,584,581	11.6
Health Care	158,856,873	10.3
Exchange Traded Funds	154,160,283	10.0
Consumer Staples	148,323,545	9.6
Consumer Discretionary	143,914,416	9.3
Information Technology	121,743,906	7.9
Materials	96,879,985	6.3
Energy	57,448,502	3.7
Communication Services	55,844,777	3.6
Repurchase Agreements	30,760,694	2.0
Utilities	29,547,862	1.9
Real Estate	28,935,964	1.9
Cash and Other	116,215,330	7.5

		100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Insurance
AXA SA	102,239	2,295,471	—	(107,835)	18,648	673,368	2,879,652	135,589	—
EXCHANGE TRADED FUNDS:
Equity
iShares MSCI Norway ETF**(x)	54,300	1,113,557	146,690	—	—	105,941	1,366,188	39,015	—

Total		3,409,028	146,690	(107,835)	18,648	779,309	4,245,840	174,604	—

**	Not affiliated at December 31, 2018.

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,320	3/2020	EUR	55,213,214	(256,043)
FTSE 100 Index	349	3/2020	GBP	34,666,782	173,262
SPI 200 Index	117	3/2020	AUD	13,553,441	(369,882)
TOPIX Index	213	3/2020	JPY	33,737,334	28,348

					(424,315)

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	1,661,636	USD	1,133,726	Citibank NA	3/20/2020	34,559
EUR	3,301,414	USD	3,683,833	Toronto Dominion Bank	3/20/2020	37,347
GBP	3,128,709	USD	4,132,962	Citibank NA	3/20/2020	20,150

Total unrealized appreciation						92,056

JPY	271,753,639	USD	2,515,749	Citibank NA	3/19/2020	(3,797)

Total unrealized depreciation						(3,797)

Net unrealized appreciation						88,259

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 12,772,425, CAD 2,160, CHF 6,246, DKK 14,590, EUR 51,464,348, GBP 30,157,615, HKD 57,075, ILS 8,630, JPY 31,190,318, KRW 1, NOK 12,743, NZD 5,393, SEK 1,179, SGD 2,017 and TWD 55,656.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Australia	$3,999,800	$60,965,977	$—		$64,965,777
Austria	—	6,714,017	—		6,714,017
Belgium	—	7,739,775	—		7,739,775
Brazil	3,139,552	—	—		3,139,552
Canada	13,388,621	—	—		13,388,621
Chile	1,052,360	236,224	—		1,288,584
China	8,856,862	19,198,366	—		28,055,228
Colombia	2,313,069	265,338	—		2,578,407
Czech Republic	—	1,458,592	—		1,458,592
Denmark	—	17,657,198	—		17,657,198
Finland	—	8,765,345	—		8,765,345
France	—	152,205,298	—		152,205,298
Germany	—	110,977,325	—		110,977,325
Hong Kong	1,618,603	29,216,385	—		30,834,988
India	7,487,108	5,182,737	—		12,669,845
Ireland	7,052,721	7,870,499	—		14,923,220
Israel	4,920,736	2,611,919	—		7,532,655
Italy	—	20,194,704	—		20,194,704
Japan	—	240,882,164	—		240,882,164
Luxembourg	—	4,063,990	—		4,063,990
Macau	—	1,823,945	—		1,823,945
Malta	—	—	—	(a)	—	(a)
Mexico	3,800,830	—	—		3,800,830
Netherlands	1,913,354	58,205,791	—		60,119,145
New Zealand	—	2,124,764	—		2,124,764
Norway	2,470,134	10,182,639	—		12,652,773
Peru	948,429	—	—		948,429
Portugal	—	1,263,422	—		1,263,422
Russia	237,586	146,826	—		384,412
Singapore	—	17,474,290	—		17,474,290
South Africa	—	3,639,911	—		3,639,911
South Korea	—	8,475,446	—		8,475,446
Spain	—	30,653,377	—		30,653,377
Sweden	—	19,387,398	—		19,387,398
Switzerland	5,791,791	119,019,734	—		124,811,525
Taiwan	10,876,941	7,244,796	—		18,121,737
United Arab Emirates	—	1,440,372	—		1,440,372
United Kingdom	604,098	166,716,386	17,510		167,337,994
United States	14,235,895	4,479,661	—		18,715,556
Exchange Traded Funds	154,160,283	—	—		154,160,283
Forward Currency Contracts	—	92,056	—		92,056
Futures	201,610	—	—		201,610
Rights
Spain	—	36,350	—		36,350
Short-Term Investments
Repurchase Agreements	—	30,760,694	—		30,760,694

Total Assets	$249,070,383	$1,179,373,711	$17,510		$1,428,461,604

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total

Liabilities:
Forward Currency Contracts	$—	$(3,797)	$—	$(3,797)
Futures	(625,925)	—	—	(625,925)

Total Liabilities	$(625,925)	$(3,797)	$—	$(629,722)

Total	$248,444,458	$1,179,369,914	$17,510	$1,427,831,882

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$92,056
Equity contracts	Receivables, Net assets – Unrealized appreciation	201,610	*

Total		$293,666

	Liability Derivatives
Foreign exchange contracts	Payables	$(3,797)
Equity contracts	Payables, Net assets – Unrealized depreciation	(625,925	)*

Total		$(629,722)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(115,480)	$(115,480)
Equity contracts	25,789,210	—	25,789,210

Total	$25,789,210	$(115,480)	$25,673,730

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(25,232)	$(25,232)
Equity contracts	4,592,790	—	4,592,790

Total	$4,592,790	$(25,232)	$4,567,558

^	This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $13,510,000 and futures contracts with an average notional balance of approximately $146,173,000 respectively, during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Citibank NA	$54,709	$(3,797)	$—	$50,912
Toronto Dominion Bank	37,347	—	—	37,347

Total	$92,056	$(3,797)	$—	$88,259

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank NA	$3,797	$(3,797)	$—	$—

Total	$3,797	$(3,797)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$132,539,061
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$216,053,429

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$460,991,186
Aggregate gross unrealized depreciation	(88,037,541)

Net unrealized appreciation	$372,953,645

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,054,878,237

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $3,365,191)	$4,245,840
Unaffiliated Issuers (Cost $987,407,725)	1,393,161,404
Repurchase Agreements (Cost $30,760,694)	30,760,694
Cash	11,957,453
Foreign cash (Cost $127,891,592)	125,750,396
Cash held as collateral at broker for futures	7,016,870
Dividends, interest and other receivables	3,828,215
Receivable for securities sold	2,605,223
Unrealized appreciation on forward foreign currency contracts	92,056
Receivable for Portfolio shares sold	82,091
Securities lending income receivable	46,591
Other assets	67,179

Total assets	1,579,614,012

LIABILITIES
Payable for return of collateral on securities loaned	30,760,694
Payable for securities purchased	2,164,849
Investment management fees payable	759,439
Due to broker for futures variation margin	578,070
Payable for Portfolio shares redeemed	371,910
Distribution fees payable – Class IB	228,477
Administrative fees payable	159,085
Trustees’ fees payable	18,175
Distribution fees payable – Class IA	4,306
Unrealized depreciation on forward foreign currency contracts	3,797
Accrued expenses	181,942

Total liabilities	35,230,744

NET ASSETS	$1,544,383,268

Net assets were comprised of:
Paid in capital	$1,199,610,528
Total distributable earnings (loss)	344,772,740

Net assets	$1,544,383,268

Class IA
Net asset value, offering and redemption price per share, $20,553,876 / 1,843,885 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.15

Class IB
Net asset value, offering and redemption price per share, $1,090,385,813 / 97,694,715 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.16

Class K
Net asset value, offering and redemption price per share, $433,443,579 / 38,774,883 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.18

(x)	Includes value of securities on loan of $42,196,647.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($174,604 of dividend income received from affiliates) (net of $3,251,246 foreign withholding tax)	$41,904,482
Interest	328,547
Securities lending (net)	944,698

Total income	43,177,727

EXPENSES
Investment management fees	8,820,954
Distribution fees – Class IB	2,635,163
Administrative fees	1,839,723
Custodian fees	389,000
Printing and mailing expenses	110,278
Professional fees	75,791
Distribution fees – Class IA	48,455
Trustees’ fees	47,953
Miscellaneous	142,081

Total expenses	14,109,398

NET INVESTMENT INCOME (LOSS)	29,068,329

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($18,648 of realized gain (loss) from affiliates)	18,812,994
Futures contracts	25,789,210
Forward foreign currency contracts	(115,480)
Foreign currency transactions	(62,955)

Net realized gain (loss)	44,423,769

Change in unrealized appreciation (depreciation) on:
Investments in securities ($779,309 of change in unrealized appreciation (depreciation) from affiliates)	222,886,586
Futures contracts	4,592,790
Forward foreign currency contracts	(25,232)
Foreign currency translations	751,766

Net change in unrealized appreciation (depreciation)	228,205,910

NET REALIZED AND UNREALIZED GAIN (LOSS)	272,629,679

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$301,698,008

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$29,068,329	$28,454,679
Net realized gain (loss)	44,423,769	27,069,545
Net change in unrealized appreciation (depreciation)	228,205,910	(297,211,168)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	301,698,008	(241,686,944)

Distributions to shareholders:
Class IA	(749,098)	(354,168)
Class IB	(39,806,108)	(19,693,153)
Class K	(16,726,420)	(8,367,086)

Total distributions to shareholders	(57,281,626)	(28,414,407)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 96,951 and 101,436 shares, respectively ]	1,022,636	1,110,410
Capital shares issued in reinvestment of dividends [ 68,042 and 36,188 shares, respectively ]	749,098	354,168
Capital shares repurchased [ (207,679) and (180,270) shares, respectively ]	(2,185,661)	(1,972,643)

Total Class IA transactions	(413,927)	(508,065)

Class IB
Capital shares sold [ 1,594,553 and 2,247,605 shares, respectively ]	16,729,554	24,790,830
Capital shares issued in reinvestment of dividends [ 3,611,079 and 2,009,756 shares, respectively ]	39,806,108	19,693,153
Capital shares repurchased [ (11,931,654) and (12,218,168) shares, respectively ]	(126,540,757)	(134,786,168)

Total Class IB transactions	(70,005,095)	(90,302,185)

Class K
Capital shares sold [ 153,018 and 5,068,683 shares, respectively ]	1,612,911	49,587,129
Capital shares issued in reinvestment of dividends [ 1,515,203 and 853,111 shares, respectively ]	16,726,420	8,367,086
Capital shares repurchased [ (4,883,779) and (5,344,400) shares, respectively ]	(51,783,139)	(58,977,931)

Total Class K transactions	(33,443,808)	(1,023,716)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(103,862,830)	(91,833,966)

TOTAL INCREASE (DECREASE) IN NET ASSETS	140,553,552	(361,935,317)
NET ASSETS:
Beginning of year	1,403,829,716	1,765,765,033

End of year	$1,544,383,268	$1,403,829,716

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.45	$11.32	$9.11	$9.11	$9.53

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.18	0.16	0.16	0.14
Net realized and unrealized gain (loss)	1.92	(1.86)	2.23	(0.13)	(0.55)

Total from investment operations	2.12	(1.68)	2.39	0.03	(0.41)

Less distributions:
Dividends from net investment income	(0.22)	(0.19)	(0.18)	(0.03)	(0.01)
Distributions from net realized gains	(0.20)	—	—	—	—

Total dividends and distributions	(0.42)	(0.19)	(0.18)	(0.03)	(0.01)

Net asset value, end of year	$11.15	$9.45	$11.32	$9.11	$9.11

Total return	22.50%	(14.89)%	26.25%	0.29%	(4.35)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$20,554	$17,831	$21,841	$19,301	$21,358
Ratio of expenses to average net assets:
After waivers (f)	1.01%	1.03%	1.04%	1.03%	1.01%
Before waivers (f)	1.01%	1.03%	1.04%	1.04%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.87%	1.68%	1.50%	1.76%	1.44%
Before waivers (f)	1.87%	1.68%	1.50%	1.75%	1.44%
Portfolio turnover rate^	10%	10%	7%	14%	11%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.46	$11.33	$9.12	$9.12	$9.54

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.18	0.16	0.16	0.14
Net realized and unrealized gain (loss)	1.92	(1.86)	2.23	(0.13)	(0.55)

Total from investment operations	2.12	(1.68)	2.39	0.03	(0.41)

Less distributions:
Dividends from net investment income	(0.22)	(0.19)	(0.18)	(0.03)	(0.01)
Distributions from net realized gains	(0.20)	—	—	—	—

Total dividends and distributions	(0.42)	(0.19)	(0.18)	(0.03)	(0.01)

Net asset value, end of year	$11.16	$9.46	$11.33	$9.12	$9.12

Total return	22.47%	(14.88)%	26.22%	0.29%	(4.34)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,090,386	$988,129	$1,273,795	$1,114,970	$1,222,810
Ratio of expenses to average net assets:
After waivers (f)	1.01%	1.03%	1.04%	1.03%	1.01%
Before waivers (f)	1.01%	1.03%	1.04%	1.04%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.88%	1.68%	1.50%	1.76%	1.45%
Before waivers (f)	1.88%	1.68%	1.50%	1.76%	1.45%
Portfolio turnover rate^	10%	10%	7%	14%	11%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.48	$11.35	$9.13	$9.14	$9.53

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.21	0.18	0.18	0.17
Net realized and unrealized gain (loss)	1.91	(1.86)	2.24	(0.14)	(0.55)

Total from investment operations	2.14	(1.65)	2.42	0.04	(0.38)

Less distributions:
Dividends from net investment income	(0.24)	(0.22)	(0.20)	(0.05)	(0.01)
Distributions from net realized gains	(0.20)	—	—	—	—

Total dividends and distributions	(0.44)	(0.22)	(0.20)	(0.05)	(0.01)

Net asset value, end of year	$11.18	$9.48	$11.35	$9.13	$9.14

Total return	22.71%	(14.61)%	26.59%	0.43%	(4.03)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$433,444	$397,870	$470,129	$410,363	$458,112
Ratio of expenses to average net assets:
After waivers (f)	0.76%	0.78%	0.79%	0.78%	0.76%
Before waivers (f)	0.76%	0.78%	0.79%	0.79%	0.77%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.12%	1.93%	1.75%	2.02%	1.70%
Before waivers (f)	2.12%	1.93%	1.75%	2.01%	1.70%
Portfolio turnover rate^	10%	10%	7%	14%	11%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	22.05%	5.01%	4.53%
Portfolio – Class IB Shares	22.19	5.00	4.48
Portfolio – Class K Shares*	22.48	5.27	6.46
International Proxy Index	22.97	5.59	5.07
MSCI EAFE® Index	22.01	5.67	5.50

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 22.19% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the International Proxy Index and the MSCI EAFE® Index, which returned 22.97% and 22.01%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were industrials, financials, consumer discretionary, information technology and health care.

•	The five stocks that contributed most to performance were ASML Holdings NV, LVMH Moet Hennessy Louis Vuitton SE, SAP SE, BNP Paribas SA and Linde plc.

What hurt performance during the year:

•	No sector detracted from performance for the year.

•	The five stocks that detracted most from performance were Nokia OYJ, Telefonica SA, Unilever NV, Glencore plc and Imperial Brands plc.

How did derivatives contribute/detract from performance during the year?

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Financials	$288,341,033	17.4%
Industrials	232,789,747	14.0
Consumer Discretionary	202,602,122	12.2
Consumer Staples	174,770,928	10.5
Materials	160,769,755	9.7
Health Care	154,893,509	9.3
Information Technology	127,435,971	7.7
Energy	111,963,423	6.8
Communication Services	92,651,330	5.6
Utilities	56,458,787	3.4
Real Estate	28,556,283	1.7
Repurchase Agreements	12,316,555	0.7
Closed End Fund	1,836,346	0.1
Cash and Other	14,860,935	0.9

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,075.40	$4.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.14	4.11
Class IB
Actual	1,000.00	1,075.60	4.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.14	4.11
Class K
Actual	1,000.00	1,076.80	2.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.40	2.84

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.81%, 0.81% and 0.56%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (10.5%)
Abacus Property Group (REIT) (x)	45,947	$116,076
Adelaide Brighton Ltd. (x)	47,603	115,583
Afterpay Ltd.*	23,073	474,086
AGL Energy Ltd.	85,371	1,229,934
ALS Ltd.	64,131	413,136
Altium Ltd.	15,279	372,269
Alumina Ltd.	300,968	485,770
AMP Ltd. (x)	430,549	578,594
Ansell Ltd. (x)	17,473	355,956
AP Eagers Ltd.	21,825	156,833
APA Group	153,051	1,192,179
Appen Ltd.	13,249	208,822
ARB Corp. Ltd.	9,861	129,888
Aristocrat Leisure Ltd.	82,572	1,951,005
ASX Ltd.	25,095	1,380,833
Atlas Arteria Ltd. (x)	102,841	565,081
Aurizon Holdings Ltd.	258,316	948,059
AusNet Services	224,147	267,402
Austal Ltd.	40,042	107,340
Australia & New Zealand Banking Group Ltd.	375,107	6,483,388
Avita Medical Ltd. (x)*	244,985	110,887
Bank of Queensland Ltd. (x)	51,994	264,529
Bapcor Ltd.	36,386	163,417
Beach Energy Ltd.	206,026	362,893
Bega Cheese Ltd. (x)	26,814	81,288
Bendigo & Adelaide Bank Ltd.	62,312	427,654
BHP Group Ltd.	381,461	10,418,504
BHP Group plc	340,499	8,013,812
Bingo Industries Ltd. (m)(x)	52,816	105,261
Blackmores Ltd. (x)	1,661	98,843
BlueScope Steel Ltd.	68,150	720,233
Boral Ltd.	152,242	478,624
Brambles Ltd.	205,831	1,692,859
Bravura Solutions Ltd. (x)	30,939	112,899
Breville Group Ltd.	12,086	148,084
Brickworks Ltd.	10,021	131,362
BWP Trust (REIT)	62,639	172,311
Caltex Australia Ltd.	34,001	810,054
carsales.com Ltd.	31,428	366,327
Challenger Ltd.	66,832	379,416
Charter Hall Group (REIT)	60,449	470,015
Charter Hall Long Wale REIT (REIT)	44,887	173,247
Charter Hall Retail REIT (REIT)	46,268	138,641
CIMIC Group Ltd.	12,874	299,398
Cleanaway Waste Management Ltd.	260,573	367,543
Clinuvel Pharmaceuticals Ltd. (x)	5,890	117,593
Coca-Cola Amatil Ltd.	65,502	508,384
Cochlear Ltd.	7,435	1,172,531
Coles Group Ltd.	146,947	1,530,302
Collins Foods Ltd.	13,325	83,316
Commonwealth Bank of Australia	228,078	12,788,293
Computershare Ltd.	65,444	770,627
Cooper Energy Ltd.*	195,948	83,191
Corporate Travel Management Ltd.	10,797	155,324
Costa Group Holdings Ltd. (x)	39,982	69,302
Credit Corp. Group Ltd.	7,074	153,095
Cromwell Property Group (REIT) (x)	242,954	200,329
Crown Resorts Ltd.	46,636	393,049
CSL Ltd.	58,643	11,348,275
CSR Ltd.	65,940	210,544
Dexus (REIT)	140,572	1,154,163
Domain Holdings Australia Ltd. (x)	28,799	74,776
Domino’s Pizza Enterprises Ltd. (x)	8,163	299,938
Downer EDI Ltd.	78,652	450,935
Elders Ltd.	18,213	82,693
EML Payments Ltd.*	38,437	122,458
Estia Health Ltd. (x)	28,471	48,750
Evolution Mining Ltd.	196,311	523,493
Flight Centre Travel Group Ltd.	7,498	231,831
Fortescue Metals Group Ltd.	221,939	1,664,921
G8 Education Ltd.	56,572	75,429
Gold Road Resources Ltd. (x)*	108,941	102,442
Goodman Group (REIT)	207,710	1,948,818
GPT Group (The) (REIT)	250,041	982,611
GrainCorp Ltd., Class A*	29,639	157,658
Growthpoint Properties Australia Ltd. (REIT)	36,312	105,750
GUD Holdings Ltd.	11,376	88,612
GWA Group Ltd. (x)	33,048	76,996
Harvey Norman Holdings Ltd. (x)	80,497	229,909
Healius Ltd.	62,622	121,288
HUB24 Ltd. (x)	7,441	58,274
IDP Education Ltd.	16,290	196,279
Iluka Resources Ltd.	53,912	351,844
Incitec Pivot Ltd.	216,420	482,955
Independence Group NL	59,930	262,429
Ingenia Communities Group (REIT)	31,830	110,790
Inghams Group Ltd. (x)	39,092	92,174
Insurance Australia Group Ltd.	299,470	1,609,772
InvoCare Ltd. (x)	15,037	139,184
IOOF Holdings Ltd. (x)	41,041	226,372
IPH Ltd.	26,260	151,109
IRESS Ltd.	21,960	200,952
JB Hi-Fi Ltd. (x)	14,600	385,950
Jumbo Interactive Ltd. (x)	5,787	60,550
Lendlease Group	75,800	936,191
Link Administration Holdings Ltd.	68,565	281,957
Lynas Corp. Ltd.*	83,776	136,980
Macquarie Group Ltd.	41,015	3,967,637
Magellan Financial Group Ltd.	19,236	768,760
Mayne Pharma Group Ltd. (x)*	184,355	56,276
McMillan Shakespeare Ltd.	10,038	92,279
Medibank Pvt Ltd.	356,049	789,549
Metcash Ltd. (x)	116,191	209,550
Mineral Resources Ltd. (x)	20,333	235,433
Mirvac Group (REIT)	511,161	1,140,689

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Monadelphous Group Ltd.	11,949	$139,865
Nanosonics Ltd. (x)*	33,430	148,968
National Australia Bank Ltd.	373,642	6,458,066
National Storage REIT (REIT)	94,553	121,757
nearmap Ltd. (x)*	48,806	86,994
Netwealth Group Ltd. (x)	10,989	60,227
New Hope Corp. Ltd. (x)	39,288	56,795
Newcrest Mining Ltd.	98,930	2,100,080
NEXTDC Ltd. (x)*	44,723	206,509
nib holdings Ltd.	58,626	257,953
Nine Entertainment Co. Holdings Ltd.	189,444	237,967
Northern Star Resources Ltd.	95,034	754,265
NRW Holdings Ltd. (x)	47,135	106,839
Nufarm Ltd. (x)*	39,988	162,477
Oil Search Ltd.	171,845	874,294
oOh!media Ltd.	28,247	72,153
Orica Ltd.	48,795	752,637
Origin Energy Ltd.	227,983	1,351,891
Orocobre Ltd. (x)*	26,783	49,807
Orora Ltd.	154,715	345,257
OZ Minerals Ltd.	40,748	301,676
Pendal Group Ltd.	32,529	196,086
Perenti Global Ltd.	87,697	99,697
Perpetual Ltd. (x)	6,102	176,079
Pilbara Minerals Ltd. (x)*	194,297	38,177
Pinnacle Investment Management Group Ltd. (x)	17,053	55,766
Platinum Asset Management Ltd. (x)	38,160	121,040
PolyNovo Ltd.*	83,980	116,098
Premier Investments Ltd.	12,743	167,759
Pro Medicus Ltd. (x)	5,410	84,851
Qantas Airways Ltd.	200,239	999,081
QBE Insurance Group Ltd.	176,909	1,598,999
Qube Holdings Ltd. (x)	205,945	475,477
Ramsay Health Care Ltd.	20,714	1,054,300
REA Group Ltd.	6,368	462,962
Regis Resources Ltd.	63,079	192,113
Resolute Mining Ltd. (x)*	110,798	97,968
Rio Tinto Ltd.	48,111	3,389,694
Rio Tinto plc	180,064	10,740,230
Sandfire Resources NL (x)	22,301	93,585
Santos Ltd.	228,545	1,311,920
Saracen Mineral Holdings Ltd. (x)*	120,639	280,219
Scentre Group (REIT)	690,036	1,854,611
SEEK Ltd.	45,679	722,846
Service Stream Ltd.	45,358	84,668
Seven Group Holdings Ltd. (x)	17,424	238,065
Shopping Centres Australasia Property Group (REIT)	114,370	214,292
Silver Lake Resources Ltd.*	101,678	95,612
SmartGroup Corp. Ltd.	12,613	61,427
Sonic Healthcare Ltd.	59,077	1,191,897
South32 Ltd.	663,692	1,257,514
Southern Cross Media Group Ltd.	94,520	55,053
Spark Infrastructure Group (x)	215,629	316,254
St Barbara Ltd.	86,015	164,182
Star Entertainment Grp Ltd. (The)	106,387	343,423
Steadfast Group Ltd.	98,782	241,235
Stockland (REIT)	314,431	1,019,412
Suncorp Group Ltd.	163,095	1,483,297
Super Retail Group Ltd.	18,224	129,422
Sydney Airport	291,794	1,773,277
Tabcorp Holdings Ltd.	259,721	825,634
Tassal Group Ltd.	26,083	76,144
Technology One Ltd.	31,299	182,082
Telstra Corp. Ltd.	1,541,386	3,829,103
TPG Telecom Ltd. (x)	44,226	208,249
Transurban Group	337,991	3,536,431
Treasury Wine Estates Ltd.	93,238	1,062,579
Vicinity Centres (REIT)	415,041	725,225
Virgin Australia Holdings Ltd. (r)*	190,064	—
Viva Energy Group Ltd. (m)	135,078	181,999
Viva Energy REIT (REIT)	58,548	109,289
Vocus Group Ltd. (x)*	79,293	159,141
Washington H Soul Pattinson & Co. Ltd. (x)	15,114	228,034
Webjet Ltd. (x)	16,609	151,753
Wesfarmers Ltd.	146,948	4,269,199
Western Areas Ltd.	33,814	71,899
Westpac Banking Corp.	445,155	7,569,149
Whitehaven Coal Ltd. (x)	111,979	207,455
WiseTech Global Ltd. (x)	19,078	312,877
Woodside Petroleum Ltd.	121,314	2,926,841
Woolworths Group Ltd.	170,209	4,319,101
Worley Ltd. (x)	41,740	448,446

		174,157,591

Belgium (0.9%)
Anheuser-Busch InBev SA/NV	183,251	14,945,733

Chile (0.0%)
Antofagasta plc	56,673	688,233

Finland (0.3%)
Nokia OYJ	1,227,271	4,537,372

France (15.4%)
Air Liquide SA	102,717	14,540,468
Airbus SE	124,874	18,276,486
BNP Paribas SA	409,827	24,286,107
Danone SA	140,433	11,641,001
Engie SA	404,937	6,540,737
EssilorLuxottica SA	64,533	9,830,109
Kering SA	16,252	10,668,119
L’Oreal SA	53,508	15,845,260
LVMH Moet Hennessy Louis Vuitton SE	58,223	27,050,880
Orange SA	445,787	6,560,515
Safran SA	78,638	12,141,865
Sanofi	246,881	24,818,145
Schneider Electric SE	119,684	12,283,833
Societe Generale SA	303,276	10,550,828
TOTAL SA	580,698	32,047,352
Unibail-Rodamco-Westfield (CHDI) (REIT)	39,473	309,965
Vinci SA	120,639	13,396,756
Vivendi SA	190,933	5,529,858

		256,318,284

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Germany (11.3%)
adidas AG	40,547	$13,180,559
Allianz SE (Registered)	92,056	22,551,813
BASF SE	200,005	15,109,677
Bayer AG (Registered)	203,069	16,584,844
Bayerische Motoren Werke AG	69,778	5,724,666
Daimler AG (Registered)	182,807	10,123,546
Deutsche Boerse AG	41,374	6,504,252
Deutsche Post AG (Registered)	213,979	8,163,088
Deutsche Telekom AG (Registered)	706,192	11,541,415
Fresenius SE & Co. KGaA	89,457	5,035,258
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	31,426	9,270,893
SAP SE	237,072	31,995,935
Siemens AG (Registered)	173,987	22,744,088
TUI AG	71,299	900,794
Volkswagen AG (Preference) (q)	39,865	7,880,848

		187,311,676

Ireland (0.9%)
CRH plc (Irish Stock Exchange)	173,553	6,944,036
CRH plc (London Stock Exchange)	130,515	5,259,015
Flutter Entertainment plc	12,549	1,533,250
Smurfit Kappa Group plc	38,926	1,505,592

		15,241,893

Italy (1.9%)
Enel SpA	1,691,615	13,419,011
Eni SpA	553,167	8,591,269
Intesa Sanpaolo SpA	3,553,972	9,362,272

		31,372,552

Japan (24.3%)
ABC-Mart, Inc.	3,700	253,352
Acom Co. Ltd.	43,220	197,693
Adastria Co. Ltd.	4,221	96,692
ADEKA Corp.	11,400	173,746
Advantest Corp.	13,456	762,864
Aeon Co. Ltd.	72,146	1,497,633
Aeon Delight Co. Ltd.	2,300	83,084
AEON Financial Service Co. Ltd.	15,900	252,720
Aeon Mall Co. Ltd.	9,610	171,407
AGC, Inc.	18,033	652,245
Ai Holdings Corp.	4,238	75,941
Aica Kogyo Co. Ltd.	6,000	200,175
Aichi Bank Ltd. (The)	1,720	59,362
Aichi Steel Corp.	2,010	70,851
Aiful Corp.*	20,636	48,240
Ain Holdings, Inc.	2,920	186,237
Air Water, Inc.	14,881	219,130
Aisan Industry Co. Ltd.	7,700	55,985
Aisin Seiki Co. Ltd.	16,614	622,327
Ajinomoto Co., Inc.	44,469	742,821
Alfresa Holdings Corp.	21,104	432,743
Alpen Co. Ltd. (x)	4,000	65,418
Alps Alpine Co. Ltd.	16,017	367,350
Amada Holdings Co. Ltd.	27,419	315,436
Amano Corp.	5,299	162,645
ANA Holdings, Inc.	32,577	1,091,946
Anritsu Corp. (x)	11,754	234,528
Aoyama Trading Co. Ltd.	3,805	53,824
Aozora Bank Ltd.	10,221	271,952
Aplus Financial Co. Ltd.*	107,723	87,245
Arata Corp. (x)	2,202	91,805
Arcs Co. Ltd.	2,392	50,788
Ariake Japan Co. Ltd.	1,887	141,193
As One Corp.	1,477	138,789
Asahi Group Holdings Ltd.	38,341	1,758,347
Asahi Intecc Co. Ltd.	14,042	413,551
Asahi Kasei Corp.	125,808	1,428,807
Asics Corp.	15,186	253,810
ASKUL Corp.	2,274	69,064
Astellas Pharma, Inc.	162,916	2,803,856
Autobacs Seven Co. Ltd.	12,300	194,708
Avex, Inc.	5,735	66,452
Awa Bank Ltd. (The)	2,224	50,127
Azbil Corp.	12,540	356,043
Bandai Namco Holdings, Inc.	19,919	1,215,617
Bank of Kyoto Ltd. (The)	7,170	310,147
Benefit One, Inc.	4,737	98,572
Benesse Holdings, Inc.	8,700	230,121
Bic Camera, Inc.	10,045	115,191
BML, Inc.	3,258	94,302
Bridgestone Corp. (x)	56,522	2,117,202
Brother Industries Ltd.	25,801	539,267
Calbee, Inc.	10,696	349,954
Canon Electronics, Inc.	2,833	54,806
Canon Marketing Japan, Inc.	5,165	120,741
Canon, Inc. (x)	97,201	2,671,674
Capcom Co. Ltd.	8,057	224,681
Casio Computer Co. Ltd.	17,200	346,834
Central Glass Co. Ltd.	3,878	95,687
Central Japan Railway Co.	15,047	3,046,652
Chiba Bank Ltd. (The)	61,187	356,462
Chiyoda Co. Ltd.	3,062	45,371
Chofu Seisakusho Co. Ltd.	3,200	72,567
Chubu Electric Power Co., Inc.	58,917	835,862
Chudenko Corp.	4,078	95,030
Chugai Pharmaceutical Co. Ltd.	19,847	1,841,220
Chugai Ro Co. Ltd.	1,930	32,523
Chugoku Bank Ltd. (The) (x)	14,402	147,791
Chugoku Electric Power Co., Inc. (The) (x)	27,820	366,137
Citizen Watch Co. Ltd.	19,990	109,834
CKD Corp.	7,859	132,942
Cleanup Corp.	10,500	69,191
Coca-Cola Bottlers Japan, Inc. (x)	14,253	366,114
cocokara fine, Inc.	2,255	131,579
COLOPL, Inc. (x)	7,961	84,992
Colowide Co. Ltd.	5,764	119,943
Computer Engineering & Consulting Ltd.	2,317	43,928
COMSYS Holdings Corp.	10,500	302,954
Concordia Financial Group Ltd.	122,126	508,039
CONEXIO Corp.	7,492	111,978
Cosel Co. Ltd.	4,700	51,042

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Cosmo Energy Holdings Co. Ltd.	5,416	$125,362
Cosmos Pharmaceutical Corp. (x)	1,165	241,889
Create Restaurants Holdings, Inc.	5,567	96,015
Create SD Holdings Co. Ltd.	3,972	102,211
Credit Saison Co. Ltd.	13,432	235,003
CyberAgent, Inc.	12,286	431,375
Dai Nippon Printing Co. Ltd.	26,727	728,102
Daibiru Corp.	9,430	113,953
Daicel Corp.	29,000	279,978
Daido Steel Co. Ltd.	3,899	172,424
Daifuku Co. Ltd.	10,448	640,409
Daihen Corp.	2,424	80,759
Daiho Corp.	2,932	77,688
Dai-ichi Life Holdings, Inc.	101,786	1,701,664
Daiichi Sankyo Co. Ltd.	51,403	3,419,455
Daiichikosho Co. Ltd.	3,822	201,556
Daikin Industries Ltd.	23,057	3,278,548
Daio Paper Corp. (x)	8,061	110,912
Daiseki Co. Ltd.	1,930	56,219
Daishi Hokuetsu Financial Group, Inc.	3,188	89,489
Daito Trust Construction Co. Ltd.	7,406	918,806
Daiwa House Industry Co. Ltd.	57,056	1,780,128
Daiwa Securities Group, Inc.	153,855	783,046
Daiwabo Holdings Co. Ltd.	1,745	108,084
DCM Holdings Co. Ltd.	10,117	98,977
DeNA Co. Ltd.	9,759	157,628
Denka Co. Ltd.	9,600	288,914
Denso Corp.	40,851	1,867,066
Dentsu Group, Inc.	18,243	633,816
Descente Ltd.	4,643	88,326
DIC Corp.	8,900	248,599
Digital Arts, Inc.	1,151	59,110
Digital Garage, Inc.	3,387	142,924
Dip Corp. (x)	2,840	84,556
Disco Corp.	2,500	595,923
DMG Mori Co. Ltd. (x)	11,229	174,654
Doutor Nichires Holdings Co. Ltd.	5,044	100,550
Dowa Holdings Co. Ltd. (x)	5,600	210,023
DTS Corp.	4,573	107,154
Duskin Co. Ltd. (x)	5,723	159,331
East Japan Railway Co.	31,780	2,883,321
Ebara Corp.	8,388	256,685
Eisai Co. Ltd.	21,834	1,648,577
Eizo Corp.	2,633	94,386
Elecom Co. Ltd.	2,008	81,684
Electric Power Development Co. Ltd.	14,178	345,398
en-japan, Inc.	2,579	113,338
euglena Co. Ltd. (x)*	9,207	66,348
Exedy Corp.	3,400	77,760
Ezaki Glico Co. Ltd.	6,500	291,036
FamilyMart Co. Ltd.	14,239	344,001
Fancl Corp.	9,918	265,807
FANUC Corp.	17,068	3,193,525
Fast Retailing Co. Ltd.	2,366	1,415,397
FCC Co. Ltd.	3,752	82,081
FP Corp.	2,018	120,536
Fudo Tetra Corp.	6,411	101,663
Fuji Co. Ltd.	3,400	60,925
Fuji Corp.	5,877	108,772
Fuji Electric Co. Ltd.	13,400	412,526
Fuji Kyuko Co. Ltd. (x)	2,895	112,571
Fuji Media Holdings, Inc.	20,394	292,053
Fuji Oil Holdings, Inc.	7,100	191,851
Fuji Seal International, Inc.	4,611	102,825
Fuji Soft, Inc.	2,280	88,552
FUJIFILM Holdings Corp.	34,699	1,670,202
Fujikura Ltd.	23,215	96,573
Fujitec Co. Ltd.	6,579	107,717
Fujitsu General Ltd.	6,319	143,007
Fujitsu Ltd.	17,887	1,690,668
Fukuoka Financial Group, Inc.	16,400	317,721
Fukushima Galilei Co. Ltd.	2,775	104,712
Fukuyama Transporting Co. Ltd.	2,335	85,745
Funai Soken Holdings, Inc.	3,831	87,476
Furukawa Electric Co. Ltd.	7,000	181,676
Futaba Industrial Co. Ltd.	9,500	67,323
Future Corp.	4,909	82,001
Fuyo General Lease Co. Ltd.	2,579	174,932
Giken Ltd.	2,847	132,059
Glory Ltd.	5,791	176,414
GMO internet, Inc.	7,656	146,208
GMO Payment Gateway, Inc.	2,746	189,039
Goldwin, Inc.	2,916	215,235
Gree, Inc.	16,216	73,577
GS Yuasa Corp.	7,901	171,974
Gunma Bank Ltd. (The)	54,000	191,837
H2O Retailing Corp. (x)	9,500	107,280
Hachijuni Bank Ltd. (The)	43,000	189,168
Hakuhodo DY Holdings, Inc.	27,115	441,207
Hamamatsu Photonics KK	14,451	597,830
Hankyu Hanshin Holdings, Inc.	23,228	1,000,479
Hanwa Co. Ltd.	3,534	93,574
Haseko Corp.	25,130	340,217
Hazama Ando Corp.	16,538	144,901
Heiwa Corp.	6,300	132,546
Heiwa Real Estate Co. Ltd.	4,329	119,525
Heiwado Co. Ltd.	3,892	74,147
Hikari Tsushin, Inc.	1,831	462,237
Hino Motors Ltd.	22,963	245,576
Hirose Electric Co. Ltd.	2,789	360,128
Hiroshima Bank Ltd. (The)	36,500	180,056
HIS Co. Ltd.	3,292	94,983
Hisamitsu Pharmaceutical Co., Inc.	5,579	274,701
Hitachi Capital Corp.	4,208	111,498
Hitachi Chemical Co. Ltd.	10,500	442,110
Hitachi Construction Machinery Co. Ltd.	9,800	296,286
Hitachi High-Technologies Corp.	6,170	439,518
Hitachi Ltd.	86,959	3,702,290
Hitachi Metals Ltd.	19,279	286,200
Hitachi Transport System Ltd.	4,900	138,673
Hitachi Zosen Corp.	19,500	73,940
Hokkaido Electric Power Co., Inc.	18,779	91,601

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Hokkoku Bank Ltd. (The)	3,357	$107,363
Hokuetsu Corp.	13,526	70,334
Hokuhoku Financial Group, Inc.	17,700	187,662
Hokuriku Electric Power Co.*	21,919	160,577
Hokuto Corp.	2,587	47,095
Honda Motor Co. Ltd.	142,492	4,064,081
Horiba Ltd.	3,816	257,432
Hoshizaki Corp.	6,100	546,813
House Foods Group, Inc.	8,400	288,362
Hoya Corp.	36,163	3,478,012
Hulic Co. Ltd.	44,679	541,140
Hyakujushi Bank Ltd. (The)	2,900	57,811
Ibiden Co. Ltd.	13,900	333,252
Ichibanya Co. Ltd.	1,268	67,219
Ichigo, Inc.	16,172	68,614
Idemitsu Kosan Co. Ltd.	22,209	619,330
IHI Corp.	14,804	350,702
Iida Group Holdings Co. Ltd.	15,482	273,434
Inaba Denki Sangyo Co. Ltd.	6,062	155,100
Infocom Corp.	4,226	104,430
Infomart Corp.	19,428	176,122
Information Services International-Dentsu Ltd.	2,801	111,622
Inpex Corp.	101,915	1,066,002
Internet Initiative Japan, Inc.	3,198	86,679
Iriso Electronics Co. Ltd.	1,764	78,577
Iseki & Co. Ltd.	4,100	63,054
Isetan Mitsukoshi Holdings Ltd.	35,742	323,686
Isuzu Motors Ltd.	58,167	695,402
Ito En Ltd.	6,409	323,237
ITOCHU Corp.	126,681	2,954,977
Itochu Enex Co. Ltd.	10,596	90,011
Itochu Techno-Solutions Corp.	11,200	316,967
Itoham Yonekyu Holdings, Inc.	15,466	100,350
Iwatani Corp.	5,397	184,528
Iyo Bank Ltd. (The)	24,000	136,947
Izumi Co. Ltd. (x)	3,455	125,125
J Front Retailing Co. Ltd.	22,829	321,461
JAC Recruitment Co. Ltd.	4,065	72,692
Jafco Co. Ltd.	3,143	124,384
Japan Airlines Co. Ltd.	33,853	1,058,383
Japan Airport Terminal Co. Ltd.	7,200	403,553
Japan Aviation Electronics Industry Ltd.	6,944	141,750
Japan Cash Machine Co. Ltd. (x)	6,102	50,600
Japan Display, Inc. (x)*	45,302	33,355
Japan Elevator Service Holdings Co. Ltd. (x)	3,710	93,659
Japan Exchange Group, Inc.	50,137	890,566
Japan Lifeline Co. Ltd.	5,539	76,110
Japan Material Co. Ltd.	7,490	125,942
Japan Petroleum Exploration Co. Ltd.	3,195	86,892
Japan Post Bank Co. Ltd.	55,127	532,726
Japan Post Holdings Co. Ltd.	144,024	1,359,980
Japan Post Insurance Co. Ltd.	6,712	115,022
Japan Pulp & Paper Co. Ltd.	2,543	98,298
Japan Steel Works Ltd. (The)	6,516	129,355
Japan Tobacco, Inc. (x)	107,531	2,407,337
JCR Pharmaceuticals Co. Ltd.	1,272	103,722
Jeol Ltd.	3,789	115,949
JFE Holdings, Inc.	53,377	693,157
JGC Holdings Corp.	18,595	300,347
JINS Holdings, Inc.	771	52,367
Joyful Honda Co. Ltd.	6,398	82,202
JSR Corp.	16,517	305,851
JTEKT Corp.	17,798	213,108
Juroku Bank Ltd. (The)	3,200	75,660
Justsystems Corp.	2,992	168,525
JVCKenwood Corp.	19,300	48,670
JXTG Holdings, Inc.	280,681	1,286,191
Kadokawa Corp.	6,063	116,679
Kagome Co. Ltd.	8,701	209,647
Kajima Corp.	50,000	670,931
Kakaku.com, Inc.	13,130	337,509
Kaken Pharmaceutical Co. Ltd.	4,500	250,150
Kamigumi Co. Ltd.	13,000	287,028
Kanamoto Co. Ltd.	2,948	76,539
Kandenko Co. Ltd.	10,184	98,321
Kaneka Corp.	6,200	200,856
Kanematsu Corp.	8,108	109,917
Kanematsu Electronics Ltd.	3,625	121,940
Kansai Electric Power Co., Inc. (The)	68,569	797,989
Kansai Mirai Financial Group, Inc.	10,139	65,879
Kansai Paint Co. Ltd.	22,338	550,355
Kao Corp.	43,472	3,610,831
Kappa Create Co. Ltd.	5,800	80,711
Katakura Industries Co. Ltd.	7,200	90,451
Katitas Co. Ltd. (x)	2,906	128,778
Kawasaki Heavy Industries Ltd.	17,700	392,265
KDDI Corp.	132,343	3,962,190
Keihan Holdings Co. Ltd.	8,105	395,348
Keihin Corp.	4,191	98,936
Keikyu Corp.	24,606	477,830
Keio Corp.	10,515	639,677
Keisei Electric Railway Co. Ltd.	13,333	520,288
Kenedix, Inc.	21,479	112,480
Kewpie Corp.	13,000	293,489
Key Coffee, Inc.	4,000	85,261
Keyence Corp.	16,398	5,808,836
KH Neochem Co. Ltd.	3,353	72,087
Kikkoman Corp.	12,176	601,768
Kinden Corp.	15,000	234,688
Kintetsu Department Store Co. Ltd.	2,816	100,169
Kintetsu Group Holdings Co. Ltd.	18,030	982,353
Kintetsu World Express, Inc.	6,223	109,277
Kirin Holdings Co. Ltd.	78,835	1,734,073
Kissei Pharmaceutical Co. Ltd.	3,476	99,812
Kitano Construction Corp.	2,956	71,251
Kiyo Bank Ltd. (The) (x)	3,600	55,000
Kobayashi Pharmaceutical Co. Ltd.	5,412	461,730
Kobe Bussan Co. Ltd.	5,456	188,302
Kobe Steel Ltd.	33,016	178,974
Koei Tecmo Holdings Co. Ltd.	4,242	111,384
Kohnan Shoji Co. Ltd.	4,104	96,845
Koito Manufacturing Co. Ltd.	11,311	530,911

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Kokuyo Co. Ltd.	14,200	$213,546
Komatsu Ltd.	84,011	2,042,769
KOMEDA Holdings Co. Ltd.	5,152	100,807
Komeri Co. Ltd.	3,813	82,363
Komori Corp.	7,900	82,159
Konami Holdings Corp.	6,450	266,239
Konica Minolta, Inc.	43,791	287,359
Konoike Transport Co. Ltd.	6,036	92,216
Kose Corp.	3,360	494,777
Kotobuki Spirits Co. Ltd.	1,950	144,471
K’s Holdings Corp.	17,800	234,428
Kubota Corp.	97,723	1,552,344
Kumagai Gumi Co. Ltd.	3,271	100,248
Kumiai Chemical Industry Co. Ltd.	9,350	86,310
Kura Sushi, Inc.	1,723	85,789
Kurabo Industries Ltd.	3,910	91,439
Kuraray Co. Ltd.	28,183	345,236
Kureha Corp.	2,400	145,341
Kurita Water Industries Ltd.	12,196	365,358
Kusuri no Aoki Holdings Co. Ltd.	1,785	112,369
KYB Corp. (x)*	1,923	57,519
Kyocera Corp.	25,461	1,752,780
KYORIN Holdings, Inc.	4,480	78,711
Kyoritsu Maintenance Co. Ltd. (x)	2,670	127,289
Kyowa Exeo Corp.	9,800	249,566
Kyowa Kirin Co. Ltd.	18,509	438,302
Kyudenko Corp.	3,588	106,826
Kyushu Electric Power Co., Inc.	38,299	333,096
Kyushu Financial Group, Inc. (x)	34,349	149,213
Kyushu Railway Co.	16,232	545,274
Lasertec Corp.	8,814	451,022
Lawson, Inc.	5,088	289,860
Leopalace21 Corp. (x)*	22,700	74,166
Life Corp.	32	765
LINE Corp. (x)*	5,727	281,988
Link And Motivation, Inc. (x)	10,606	62,081
Lintec Corp.	4,900	110,217
Lion Corp.	27,000	528,047
LIXIL Group Corp.	28,932	502,992
M&A Capital Partners Co. Ltd.*	2,464	100,460
M3, Inc.	37,015	1,125,899
Mabuchi Motor Co. Ltd.	6,900	263,541
Macnica Fuji Electronics Holdings, Inc.	7,132	123,336
Maeda Corp. (x)	15,009	147,666
Maeda Road Construction Co. Ltd.	10,000	246,100
Makino Milling Machine Co. Ltd.	2,098	96,930
Makita Corp.	22,583	791,875
Mandom Corp.	4,216	116,405
Mani, Inc. (x)	7,470	215,187
Marubeni Corp.	185,537	1,384,164
Maruha Nichiro Corp.	3,726	95,846
Marui Group Co. Ltd.	19,261	472,950
Maruichi Steel Tube Ltd.	7,800	221,104
Maruwa Unyu Kikan Co. Ltd. (x)	4,176	92,164
Marvelous, Inc.	7,616	51,028
Matsuda Sangyo Co. Ltd.	4,000	59,638
Matsui Securities Co. Ltd.	8,604	68,575
Matsumotokiyoshi Holdings Co. Ltd.	7,600	296,222
Matsuya Co. Ltd.	7,173	57,896
Max Co. Ltd.	6,000	121,154
Maxell Holdings Ltd.	5,700	77,483
Mazda Motor Corp.	57,715	498,244
Mebuki Financial Group, Inc.	104,665	269,718
Medipal Holdings Corp.	23,000	510,782
Megmilk Snow Brand Co. Ltd.	4,964	113,849
Meidensha Corp.	4,400	98,079
Meiji Holdings Co. Ltd.	12,010	815,736
Meitec Corp.	2,601	147,220
Menicon Co. Ltd.	2,482	104,621
Milbon Co. Ltd.	2,308	131,698
Minebea Mitsumi, Inc.	36,938	774,082
Miraca Holdings, Inc. (x)	6,996	172,751
Mirait Holdings Corp. (x)	5,285	80,305
Miroku Jyoho Service Co. Ltd.	2,998	90,777
MISUMI Group, Inc.	24,300	608,758
Mitsubishi Chemical Holdings Corp.	126,713	953,365
Mitsubishi Corp.	124,148	3,313,508
Mitsubishi Electric Corp.	185,537	2,558,807
Mitsubishi Estate Co. Ltd.	127,070	2,443,631
Mitsubishi Gas Chemical Co., Inc.	19,000	292,725
Mitsubishi Heavy Industries Ltd.	31,350	1,225,667
Mitsubishi Logisnext Co. Ltd.	4,880	62,429
Mitsubishi Logistics Corp.	9,000	235,820
Mitsubishi Materials Corp.	14,300	391,801
Mitsubishi Motors Corp.	75,000	316,138
Mitsubishi Pencil Co. Ltd.	3,972	59,879
Mitsubishi Research Institute, Inc.	3,100	123,395
Mitsubishi Shokuhin Co. Ltd.	3,000	85,454
Mitsubishi Tanabe Pharma Corp.	23,507	434,421
Mitsubishi UFJ Financial Group, Inc.	1,232,711	6,729,963
Mitsubishi UFJ Lease & Finance Co. Ltd.	41,870	272,056
Mitsuboshi Belting Ltd.	4,120	79,932
Mitsui & Co. Ltd.	156,668	2,805,908
Mitsui Chemicals, Inc.	19,000	468,639
Mitsui E&S Holdings Co. Ltd.*	7,168	58,714
Mitsui Fudosan Co. Ltd.	89,129	2,191,824
Mitsui Mining & Smelting Co. Ltd.	5,900	158,774
Mitsui OSK Lines Ltd.	10,794	300,509
Mitsui-Soko Holdings Co. Ltd.	4,931	93,623
Miura Co. Ltd.	8,004	279,925
Mizuho Financial Group, Inc.	2,464,556	3,817,448
Mizuho Leasing Co. Ltd.	1,996	62,917
Mizuno Corp.	4,444	113,007
Mochida Pharmaceutical Co. Ltd.	2,756	111,858
Modec, Inc.	1,867	45,792
Monex Group, Inc. (x)	19,408	47,870

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
MonotaRO Co. Ltd.	11,998	$322,766
Morinaga & Co. Ltd.	4,247	204,816
Morinaga Milk Industry Co. Ltd.	3,908	160,053
Morita Holdings Corp.	3,388	56,875
MOS Food Services, Inc. (x)	2,959	82,107
MS&AD Insurance Group Holdings, Inc.	49,091	1,631,472
Murata Manufacturing Co. Ltd.	53,161	3,300,576
Musashi Seimitsu Industry Co. Ltd.	6,200	85,991
Nabtesco Corp.	11,042	331,804
Nachi-Fujikoshi Corp.	2,183	96,739
Nagase & Co. Ltd.	11,432	171,498
Nagoya Railroad Co. Ltd.	16,800	524,154
Nankai Electric Railway Co. Ltd.	9,800	267,515
Nanto Bank Ltd. (The)	2,146	54,966
NEC Corp.	23,492	977,257
NEC Networks & System Integration Corp. (x)	3,710	132,140
NET One Systems Co. Ltd.	7,723	198,806
Nexon Co. Ltd.*	51,544	687,854
NGK Insulators Ltd.	22,442	393,259
NGK Spark Plug Co. Ltd.	17,024	334,354
NH Foods Ltd.	6,942	288,145
NHK Spring Co. Ltd.	25,000	228,936
Nichias Corp.	5,487	140,641
Nichiha Corp.	3,077	76,008
Nichirei Corp.	9,587	224,995
Nidec Corp.	21,615	2,984,981
Nifco, Inc.	8,800	242,971
Nihon Kohden Corp.	7,968	222,199
Nihon M&A Center, Inc.	12,371	428,667
Nihon Parkerizing Co. Ltd.	12,170	131,719
Nihon Unisys Ltd.	5,369	169,240
Nihon Yamamura Glass Co. Ltd.	5,562	67,365
Nikkon Holdings Co. Ltd.	9,000	227,454
Nikon Corp.	35,600	440,352
Nintendo Co. Ltd.	11,097	4,490,682
Nippo Corp.	5,398	116,947
Nippon Chemi-Con Corp.	3,503	67,703
Nippon Densetsu Kogyo Co. Ltd.	4,340	90,351
Nippon Electric Glass Co. Ltd.	10,800	242,629
Nippon Express Co. Ltd.	6,057	357,885
Nippon Gas Co. Ltd.	3,695	119,194
Nippon Kayaku Co. Ltd.	15,000	187,060
Nippon Light Metal Holdings Co. Ltd.	52,529	114,094
Nippon Paint Holdings Co. Ltd.	15,209	789,460
Nippon Paper Industries Co. Ltd.	9,600	163,276
Nippon Sharyo Ltd.*	3,791	113,393
Nippon Shinyaku Co. Ltd.	4,816	419,746
Nippon Shokubai Co. Ltd.	4,000	249,966
Nippon Signal Co. Ltd.	8,900	119,671
Nippon Soda Co. Ltd.	3,039	82,929
Nippon Steel Corp.	85,258	1,297,839
Nippon Steel Trading Corp.	2,026	98,638
Nippon Suisan Kaisha Ltd.	32,900	197,421
Nippon Telegraph & Telephone Corp.	237,384	6,023,355
Nippon Television Holdings, Inc.	21,070	283,506
Nippon Yusen KK	16,174	294,885
Nipro Corp.	13,900	168,225
Nishimatsu Construction Co. Ltd.	4,358	99,068
Nishi-Nippon Financial Holdings, Inc.	12,700	100,169
Nishi-Nippon Railroad Co. Ltd.	5,600	129,879
Nissan Chemical Corp.	11,674	493,691
Nissan Motor Co. Ltd.	216,877	1,269,665
Nissan Shatai Co. Ltd.	10,000	96,176
Nissha Co. Ltd. (x)	4,478	46,200
Nisshin Oillio Group Ltd. (The)	2,383	83,012
Nisshin Seifun Group, Inc.	23,385	410,214
Nisshinbo Holdings, Inc.	12,062	116,007
Nissin Electric Co. Ltd.	7,460	93,100
Nissin Foods Holdings Co. Ltd.	8,900	665,114
Nissin Kogyo Co. Ltd.	4,986	101,872
Nitori Holdings Co. Ltd.	7,982	1,265,381
Nitta Corp.	1,728	51,687
Nitto Boseki Co. Ltd.	2,757	117,989
Nitto Denko Corp.	12,663	720,237
Nitto Kogyo Corp.	5,056	118,286
Noevir Holdings Co. Ltd.	1,781	95,889
NOF Corp.	7,305	245,394
Nohmi Bosai Ltd.	4,847	109,649
Nojima Corp.	4,312	90,641
NOK Corp.	11,800	178,214
Nomura Holdings, Inc.	316,557	1,641,417
Nomura Real Estate Holdings, Inc.	10,820	260,903
Nomura Research Institute Ltd.	29,679	638,622
Noritake Co. Ltd.	1,990	85,714
Noritz Corp.	4,795	64,519
North Pacific Bank Ltd.	32,001	72,157
NS Solutions Corp.	3,420	113,313
NS United Kaiun Kaisha Ltd.	2,870	59,378
NSD Co. Ltd.	5,948	98,426
NSK Ltd.	41,441	397,037
NTN Corp.	53,000	168,285
NTT Data Corp.	50,791	685,752
NTT DOCOMO, Inc.	131,179	3,667,772
Obara Group, Inc.	1,415	48,120
Obayashi Corp.	56,756	635,701
OBIC Business Consultants Co. Ltd.	2,700	128,222
Obic Co. Ltd.	6,315	857,847
Odakyu Electric Railway Co. Ltd.	30,375	713,144
Ohsho Food Service Corp.	1,512	90,312
Oiles Corp.	4,560	69,792
Oita Bank Ltd. (The)	2,100	53,788
Oji Holdings Corp.	84,480	462,617
Okamura Corp.	7,341	75,265
Okasan Securities Group, Inc.	21,921	79,287
Oki Electric Industry Co. Ltd.	8,423	117,754
Okinawa Electric Power Co., Inc. (The)	2,332	43,955
OKUMA Corp.	2,354	125,656
Olympus Corp.	100,137	1,556,591
Omron Corp.	16,831	994,478

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Ono Pharmaceutical Co. Ltd.	45,845	$1,055,673
Onward Holdings Co. Ltd.	15,000	90,010
Open House Co. Ltd. (x)	4,646	133,836
Optorun Co. Ltd.	2,507	69,565
Oracle Corp.	3,300	302,195
Orient Corp.	65,426	99,354
Oriental Land Co. Ltd.	18,391	2,518,596
ORIX Corp.	111,642	1,860,786
Osaka Gas Co. Ltd.	34,242	658,967
OSG Corp.	9,700	186,581
Otsuka Corp.	11,600	467,075
Otsuka Holdings Co. Ltd.	34,221	1,537,906
Outsourcing, Inc.	6,004	63,988
PALTAC Corp.	2,773	133,731
Pan Pacific International Holdings Corp.	43,020	717,033
Panasonic Corp.	205,202	1,944,277
Paramount Bed Holdings Co. Ltd.	1,488	62,585
Park24 Co. Ltd.	10,900	267,747
Penta-Ocean Construction Co. Ltd.	29,322	182,697
PeptiDream, Inc.*	8,788	452,927
Persol Holdings Co. Ltd.	18,066	341,019
Pigeon Corp. (x)	12,261	453,066
Pilot Corp.	4,200	170,853
Piolax, Inc.	4,502	87,840
Plenus Co. Ltd.	1,943	35,031
Pola Orbis Holdings, Inc. (x)	8,224	197,851
Prestige International, Inc.	12,060	109,884
Rakuten, Inc.	85,882	739,033
Recruit Holdings Co. Ltd.	123,597	4,662,686
Relo Group, Inc.	8,730	245,055
Renesas Electronics Corp.*	88,006	607,469
Rengo Co. Ltd.	21,000	161,189
Resona Holdings, Inc.	216,321	953,640
Resorttrust, Inc.	10,200	174,138
Ricoh Co. Ltd.	46,040	505,082
Riken Corp.	1,600	61,479
Riken Vitamin Co. Ltd.	762	29,279
Rinnai Corp.	3,700	291,151
Riso Kagaku Corp.	2,813	49,992
Rohm Co. Ltd.	8,035	649,278
Rohto Pharmaceutical Co. Ltd.	10,582	323,338
Round One Corp.	6,290	61,247
Royal Holdings Co. Ltd. (x)	1,912	43,500
RPA Holdings, Inc. (x)*	4,280	45,811
Ryobi Ltd.	3,494	62,834
Ryohin Keikaku Co. Ltd.	27,380	644,087
Saizeriya Co. Ltd.	3,745	91,785
Sakai Moving Service Co. Ltd.	1,540	98,788
Sakata Seed Corp.	2,341	78,963
San ju San Financial Group, Inc.	2,610	41,628
San-A Co. Ltd.	1,826	81,759
Sangetsu Corp.	5,781	109,922
San-In Godo Bank Ltd. (The)	14,711	90,713
Sanken Electric Co. Ltd.	4,473	138,115
Sankyo Co. Ltd.	4,836	161,341
Sankyu, Inc.	4,962	251,171
Sanrio Co. Ltd. (x)	5,173	102,313
Santen Pharmaceutical Co. Ltd.	37,822	726,121
Sanwa Holdings Corp.	21,000	237,532
Sanyo Chemical Industries Ltd.	1,868	93,181
Sapporo Holdings Ltd.	6,302	149,582
Sato Holdings Corp.	1,598	50,445
Sawai Pharmaceutical Co. Ltd.	4,400	280,226
SBI Holdings, Inc.	22,295	475,017
SCREEN Holdings Co. Ltd.	3,799	261,879
SCSK Corp.	4,098	213,848
Secom Co. Ltd.	18,215	1,639,023
Sega Sammy Holdings, Inc.	20,371	296,786
Seibu Holdings, Inc.	22,730	375,504
Seikagaku Corp.	8,061	91,549
Seiko Epson Corp.	24,121	367,404
Seiko Holdings Corp. (x)	4,175	112,314
Seino Holdings Co. Ltd.	16,000	217,496
Seiren Co. Ltd.	4,616	67,038
Sekisui Chemical Co. Ltd.	38,236	670,023
Sekisui House Ltd.	64,563	1,386,570
Sekisui Jushi Corp.	4,928	105,087
Senko Group Holdings Co. Ltd.	12,089	103,806
Seven & i Holdings Co. Ltd.	69,730	2,568,949
Seven Bank Ltd.	64,776	213,426
SG Holdings Co. Ltd.	17,281	391,250
Sharp Corp.	17,930	278,055
Shibaura Mechatronics Corp.	3,328	122,669
Shibuya Corp.	2,975	83,920
Shiga Bank Ltd. (The)	3,885	99,650
Shikoku Chemicals Corp.	5,024	63,809
Shikoku Electric Power Co., Inc.	18,249	181,054
Shima Seiki Manufacturing Ltd.	2,819	66,236
Shimachu Co. Ltd.	3,767	103,419
Shimadzu Corp.	23,197	734,413
Shimamura Co. Ltd.	2,500	191,432
Shimano, Inc.	6,795	1,111,289
Shimizu Corp.	57,596	591,571
Shimojima Co. Ltd.	5,300	57,997
Shin-Etsu Chemical Co. Ltd.	30,331	3,366,544
Shinko Electric Industries Co. Ltd.	11,339	134,622
Shinsei Bank Ltd.	15,507	239,052
Shionogi & Co. Ltd.	23,863	1,486,180
Ship Healthcare Holdings, Inc.	4,518	209,985
Shiseido Co. Ltd.	36,540	2,617,038
Shizuoka Bank Ltd. (The)	55,000	414,063
SHO-BOND Holdings Co. Ltd. (x)	4,612	192,706
Shochiku Co. Ltd. (x)	1,166	176,850
Showa Corp.	7,424	155,237
Showa Denko KK (x)	14,151	377,560
Siix Corp.	7,281	102,057
Sinfonia Technology Co. Ltd.	7,390	93,927
Sintokogio Ltd.	7,500	73,236
SKY Perfect JSAT Holdings, Inc.	22,871	102,089
Skylark Holdings Co. Ltd. (x)	20,442	401,672
SMC Corp.	5,678	2,628,012
SMK Corp.	1,620	44,073
SMS Co. Ltd.	7,708	214,594

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Softbank Corp.	161,387	$2,167,819
SoftBank Group Corp.	141,362	6,187,637
Sohgo Security Services Co. Ltd.	8,100	441,323
Sojitz Corp.	115,662	374,700
Sompo Holdings, Inc.	32,717	1,294,769
Sony Corp.	114,377	7,790,752
Sony Financial Holdings, Inc.	16,550	400,289
Sotetsu Holdings, Inc.	6,169	168,341
Square Enix Holdings Co. Ltd.	8,243	411,941
Stanley Electric Co. Ltd.	13,307	389,455
Starts Corp., Inc.	4,012	102,834
Subaru Corp.	57,089	1,425,714
Sugi Holdings Co. Ltd.	5,000	265,059
SUMCO Corp.	21,300	357,957
Sumitomo Bakelite Co. Ltd.	3,800	143,914
Sumitomo Chemical Co. Ltd.	130,222	596,848
Sumitomo Corp.	109,613	1,638,319
Sumitomo Dainippon Pharma Co. Ltd.	15,798	309,693
Sumitomo Electric Industries Ltd.	66,687	1,013,915
Sumitomo Forestry Co. Ltd.	17,200	255,653
Sumitomo Heavy Industries Ltd.	10,441	300,772
Sumitomo Metal Mining Co. Ltd.	24,941	813,501
Sumitomo Mitsui Construction Co. Ltd.	15,803	92,356
Sumitomo Mitsui Financial Group, Inc.	124,862	4,640,309
Sumitomo Mitsui Trust Holdings, Inc.	33,739	1,346,703
Sumitomo Osaka Cement Co. Ltd.	4,400	193,364
Sumitomo Realty & Development Co. Ltd.	40,443	1,418,883
Sumitomo Rubber Industries Ltd.	16,520	203,279
Sumitomo Warehouse Co. Ltd. (The)	7,314	99,019
Sundrug Co. Ltd.	9,200	334,876
Suntory Beverage & Food Ltd.	12,637	528,601
Sushiro Global Holdings Ltd.	1,956	168,678
Suzuken Co. Ltd.	8,676	356,526
Suzuki Motor Corp.	35,053	1,473,352
Sysmex Corp.	12,929	886,366
Systena Corp.	6,286	102,747
T Hasegawa Co. Ltd.	3,525	69,134
T RAD Co. Ltd.	1,720	32,515
T&D Holdings, Inc.	62,298	799,832
Tadano Ltd. (x)	8,952	82,472
Taihei Dengyo Kaisha Ltd.	4,300	91,695
Taiheiyo Cement Corp.	12,822	379,391
Taisei Corp.	20,990	878,004
Taisho Pharmaceutical Holdings Co. Ltd.	4,317	322,221
Taiyo Nippon Sanso Corp.	18,000	402,227
Taiyo Yuden Co. Ltd. (x)	10,000	308,775
Takamatsu Construction Group Co. Ltd.	3,899	101,481
Takara Bio, Inc.	4,701	88,997
Takara Holdings, Inc.	18,000	166,490
Takara Standard Co. Ltd.	5,000	90,746
Takasago Thermal Engineering Co. Ltd.	5,947	107,276
Takashimaya Co. Ltd.	16,500	186,480
Takeda Pharmaceutical Co. Ltd.	150,572	6,003,202
Takeuchi Manufacturing Co. Ltd.	4,365	66,125
Takuma Co. Ltd.	7,574	91,455
Tamron Co. Ltd.	2,969	68,832
TDK Corp.	9,557	1,089,791
TechnoPro Holdings, Inc.	3,425	241,142
Teijin Ltd.	14,506	273,018
Terumo Corp.	51,616	1,845,549
T-Gaia Corp.	4,174	101,954
THK Co. Ltd.	12,731	347,758
TIS, Inc.	6,287	372,053
TKC Corp.	1,285	61,616
Toagosei Co. Ltd.	17,000	198,702
Tobishima Corp.	6,530	90,148
Tobu Railway Co. Ltd.	21,356	777,350
TOC Co. Ltd.	6,331	52,382
Toda Corp.	32,000	213,814
Toei Co. Ltd.	540	80,711
Toho Bank Ltd. (The)	26,176	65,768
Toho Co. Ltd.	12,809	535,796
Toho Gas Co. Ltd.	10,000	410,474
Toho Holdings Co. Ltd.	5,618	125,488
Tohoku Electric Power Co., Inc.	41,248	410,753
Tokai Carbon Co. Ltd. (x)	15,000	151,167
TOKAI Holdings Corp.	9,977	100,913
Tokai Rika Co. Ltd.	5,427	107,236
Token Corp.	853	57,858
Tokio Marine Holdings, Inc.	64,442	3,629,107
Tokuyama Corp.	7,400	194,986
Tokyo Broadcasting System Holdings, Inc.	11,930	204,881
Tokyo Century Corp.	4,800	258,433
Tokyo Dome Corp.	10,261	102,558
Tokyo Electric Power Co. Holdings, Inc.*	150,762	647,976
Tokyo Electron Ltd.	12,163	2,678,200
Tokyo Gas Co. Ltd.	35,826	874,259
Tokyo Kiraboshi Financial Group, Inc.	2,264	31,859
Tokyo Ohka Kogyo Co. Ltd.	2,294	90,362
Tokyo Seimitsu Co. Ltd.	3,298	129,304
Tokyo Tatemono Co. Ltd.	19,659	309,210
Tokyotokeiba Co. Ltd. (x)	2,059	65,188
Tokyu Construction Co. Ltd.	9,825	70,621
Tokyu Corp.	50,395	936,427
Tokyu Fudosan Holdings Corp.	57,534	399,781
Tomy Co. Ltd.	9,500	123,892
Topcon Corp.	10,341	135,431
Toppan Forms Co. Ltd.	7,000	78,984
Toppan Printing Co. Ltd.	25,746	535,748
Topre Corp.	2,571	41,905
Toray Industries, Inc.	136,479	930,878
Toridoll Holdings Corp.	1,265	32,808
Toshiba Plant Systems & Services Corp. (x)	5,113	125,078
Tosho Co. Ltd.	2,808	64,634
Tosoh Corp.	31,500	491,395

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
TOTO Ltd.	12,927	$552,034
Toyo Ink SC Holdings Co. Ltd.	2,400	58,909
Toyo Seikan Group Holdings Ltd.	12,145	211,256
Toyo Suisan Kaisha Ltd.	9,479	403,919
Toyo Tire Corp. (x)	11,244	162,987
Toyobo Co. Ltd.	12,100	185,529
Toyoda Gosei Co. Ltd.	9,300	234,950
Toyota Boshoku Corp.	5,878	95,483
Toyota Industries Corp.	14,787	861,458
Toyota Motor Corp.	201,215	14,285,330
Toyota Tsusho Corp.	21,814	774,949
TPR Co. Ltd.	4,102	81,621
Transcosmos, Inc.	4,218	115,218
Trend Micro, Inc.	8,078	416,334
Trusco Nakayama Corp. (x)	3,910	100,831
TS Tech Co. Ltd.	5,200	163,913
TSI Holdings Co. Ltd.	14,450	73,809
Tsubakimoto Chain Co.	2,593	92,236
Tsumura & Co. (x)	5,969	176,342
Tsuruha Holdings, Inc. (x)	3,954	510,194
Tsutsumi Jewelry Co. Ltd.	5,505	107,866
TV Asahi Holdings Corp.	4,061	75,760
Ube Industries Ltd.	10,241	224,227
Ulvac, Inc.	4,000	159,956
Unicharm Corp.	35,699	1,215,649
Uniden Holdings Corp.	4,364	77,757
United Arrows Ltd.	2,708	77,012
United Super Markets Holdings, Inc. (x)	5,338	47,212
Unizo Holdings Co. Ltd.	2,718	128,077
Ushio, Inc.	11,665	174,350
USS Co. Ltd.	23,835	453,206
V Technology Co. Ltd.	1,336	68,488
Valor Holdings Co. Ltd.	4,443	87,343
Wacoal Holdings Corp.	5,909	159,723
Wacom Co. Ltd.	21,153	86,633
Wakita & Co. Ltd.	9,405	96,772
Welcia Holdings Co. Ltd.	6,180	395,297
West Japan Railway Co.	16,868	1,465,655
Xebio Holdings Co. Ltd.	5,148	62,541
Yakult Honsha Co. Ltd.	12,494	693,376
Yamada Denki Co. Ltd.	66,870	355,721
Yamagata Bank Ltd. (The)	4,200	62,582
Yamaguchi Financial Group, Inc.	23,000	157,489
Yamaha Corp.	10,763	602,264
Yamaha Motor Co. Ltd.	23,424	474,926
Yamato Holdings Co. Ltd.	32,758	562,875
Yamato Kogyo Co. Ltd.	4,300	108,514
Yamazaki Baking Co. Ltd.	13,933	249,923
Yamazen Corp.	9,283	93,552
Yaoko Co. Ltd.	2,104	108,051
Yaskawa Electric Corp.	20,931	803,297
Yodogawa Steel Works Ltd.	4,000	75,174
Yokogawa Electric Corp.	18,255	324,089
Yokohama Rubber Co. Ltd. (The)	14,820	290,658
Yoshinoya Holdings Co. Ltd.	6,683	178,492
Z Holdings Corp.	243,864	1,034,663
Zenkoku Hosho Co. Ltd.	5,062	216,633
Zenrin Co. Ltd.	3,696	61,909
Zensho Holdings Co. Ltd.	9,793	222,529
Zeon Corp.	22,000	276,582
Zeria Pharmaceutical Co. Ltd.	4,602	89,113
ZOZO, Inc.	12,216	234,640

		403,286,464

Jordan (0.0%)
Hikma Pharmaceuticals plc	22,999	606,548

Netherlands (5.5%)
ASML Holding NV	92,691	27,417,283
ING Groep NV	848,464	10,172,005
Koninklijke Ahold Delhaize NV	240,107	6,004,668
Koninklijke Philips NV	197,129	9,623,125
Royal Dutch Shell plc, Class A	688,792	20,391,556
Royal Dutch Shell plc, Class B	613,792	18,207,782

		91,816,419

New Zealand (0.2%)
a2 Milk Co. Ltd. (x)*	94,538	948,691
Chorus Ltd.	29,320	120,983
Fisher & Paykel Healthcare Corp. Ltd.	18,292	270,848
Fletcher Building Ltd.	44,008	151,325
SKYCITY Entertainment Group Ltd.	36,652	93,623
Spark New Zealand Ltd.	27,674	79,623
Xero Ltd.*	13,894	780,009

		2,445,102

Russia (0.1%)
Evraz plc	89,509	478,997
Polymetal International plc	50,745	803,241

		1,282,238

South Africa (0.4%)
Anglo American plc	204,881	5,897,204

Spain (3.6%)
Amadeus IT Group SA	93,912	7,668,831
Banco Bilbao Vizcaya Argentaria SA	1,451,979	8,115,737
Banco Santander SA	3,667,059	15,342,759
Iberdrola SA	1,266,658	13,043,038
Industria de Diseno Textil SA	242,014	8,537,640
Telefonica SA	1,014,621	7,086,951

		59,794,956

Switzerland (0.4%)
Coca-Cola HBC AG*	31,815	1,080,946
Glencore plc*	1,773,843	5,529,860

		6,610,806

United Arab Emirates (0.0%)
NMC Health plc	14,124	330,582

United Kingdom (22.1%)
3i Group plc	155,938	2,267,979
Admiral Group plc	33,678	1,030,042
Ashtead Group plc	74,413	2,379,418
Associated British Foods plc	56,924	1,958,932
AstraZeneca plc	214,940	21,657,853
Auto Trader Group plc (m)	148,771	1,171,731

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
AVEVA Group plc	10,397	$641,218
Aviva plc	639,460	3,546,509
BAE Systems plc	524,176	3,921,539
Barclays plc	2,814,511	6,697,161
Barratt Developments plc	165,073	1,632,483
Berkeley Group Holdings plc	19,163	1,233,375
BP plc	3,262,070	20,377,543
British American Tobacco plc	373,765	15,998,805
British Land Co. plc (The) (REIT)	152,245	1,288,228
BT Group plc	1,430,212	3,645,696
Bunzl plc	55,068	1,506,274
Burberry Group plc	66,806	1,951,232
Centrica plc	952,316	1,126,464
Compass Group plc	259,472	6,495,866
Croda International plc	20,334	1,379,042
DCC plc	16,104	1,395,924
Diageo plc	377,550	16,005,788
DS Smith plc	208,622	1,061,701
easyJet plc	40,485	763,909
Experian plc	148,596	5,023,108
GlaxoSmithKline plc	802,596	18,912,881
Halma plc	62,032	1,738,666
Hargreaves Lansdown plc	44,188	1,132,583
HSBC Holdings plc	3,315,841	25,997,212
Imperial Brands plc	155,985	3,861,685
Informa plc	204,091	2,316,805
InterContinental Hotels Group plc	29,786	2,054,792
International Consolidated Airlines Group SA	259,742	2,150,339
Intertek Group plc	26,421	2,048,039
ITV plc	610,050	1,220,189
J Sainsbury plc	265,955	809,901
Janus Henderson Group plc (CHDI) (x)	5,783	142,403
JD Sports Fashion plc	59,036	654,839
Johnson Matthey plc	31,099	1,234,164
Just Eat plc*	94,335	1,043,134
Kingfisher plc	345,693	993,654
Land Securities Group plc (REIT)	116,679	1,530,075
Legal & General Group plc	969,396	3,890,708
Linde plc	120,205	25,726,317
Lloyds Banking Group plc	11,449,500	9,478,755
London Stock Exchange Group plc	51,289	5,265,149
M&G plc*	425,618	1,337,271
Meggitt plc	126,898	1,104,009
Melrose Industries plc	787,818	2,505,548
Mondi plc	79,338	1,862,740
National Grid plc	569,594	7,124,594
Next plc	20,882	1,941,200
Ocado Group plc*	74,086	1,255,138
Pearson plc	127,637	1,076,963
Persimmon plc	51,895	1,852,546
Phoenix Group Holdings plc	86,127	854,488
Prudential plc	425,618	8,169,079
Reckitt Benckiser Group plc	102,982	8,360,566
RELX plc	307,789	7,768,672
Rentokil Initial plc	303,039	1,818,367
Rightmove plc	143,085	1,200,865
Rolls-Royce Holdings plc*	285,514	2,583,807
Rolls-Royce International Ltd. (Preference) (q)(r)*	13,133,644	17,397
Royal Bank of Scotland Group plc	743,783	2,367,472
RSA Insurance Group plc	168,599	1,263,133
Sage Group plc (The)	177,967	1,765,656
Schroders plc	18,285	807,505
Segro plc (REIT)	178,489	2,121,219
Severn Trent plc	38,900	1,295,903
Smith & Nephew plc	143,307	3,478,533
Smiths Group plc	64,861	1,449,384
Spirax-Sarco Engineering plc	12,027	1,416,263
SSE plc	169,512	3,229,945
St James’s Place plc	85,673	1,321,503
Standard Chartered plc	431,053	4,067,610
Standard Life Aberdeen plc	379,530	1,649,442
Taylor Wimpey plc	533,008	1,365,447
Tesco plc	1,584,044	5,354,669
Unilever NV	317,000	18,216,307
Unilever plc	178,377	10,279,282
United Utilities Group plc	111,716	1,396,034
Virgin Money UK plc (CHDI)	110,707	271,133
Vodafone Group plc	4,395,745	8,545,253
Whitbread plc	21,858	1,403,068
Wm Morrison Supermarkets plc	361,325	956,265
WPP plc	200,176	2,827,858

		366,042,244

United States (0.5%)
Amcor plc	133,234	1,455,747
Carnival plc	25,710	1,240,981
Ferguson plc	37,143	3,370,174
James Hardie Industries plc (CHDI)	57,573	1,126,000
News Corp. (CHDI), Class B	8,094	116,269
Reliance Worldwide Corp. Ltd. (x)	102,396	290,300
ResMed, Inc. (CHDI)	51,426	790,331
Sims Metal Management Ltd.	20,993	157,189

		8,546,991

Total Common Stocks (98.3%) (Cost $1,337,128,009)		1,631,232,888

CLOSED END FUND:
United Kingdom (0.1%)
Scottish Mortgage Investment Trust plc (Cost $1,091,079)	239,437	1,836,346

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.7%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $315,936, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $322,224. (xx)	$315,906	$315,906
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $366, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $373. (xx)	366	366
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $283, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $289. (xx)	283	283
NBC Global Finance Ltd., 1.74%, dated 12/31/19, due 1/7/20, repurchase price $2,000,677, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 1/21/20-5/15/48; total market value $2,170,317. (xx)	2,000,000	2,000,000
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $3,000,910, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $3,060,000. (xx)	3,000,000	3,000,000
Societe Generale SA, 1.72%, dated 12/31/19, due 1/7/20, repurchase price $5,001,672, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $5,521,866. (xx)	5,000,000	5,000,000
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $2,000,188, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $2,208,746. (xx)	2,000,000	2,000,000

Total Repurchase Agreements		12,316,555

Total Short-Term Investments (0.7%) (Cost $12,316,555)		12,316,555

Total Investments in Securities (99.1%) (Cost $1,350,535,643)		1,645,385,789
Other Assets Less Liabilities (0.9%)		14,860,935

Net Assets (100%)		$1,660,246,724

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $1,458,991 or 0.1% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $17,432,655. This was collateralized by $5,996,732 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 5/15/49 and by cash of $12,316,555 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

AUD	—	Australian Dollar
CHDI	—	Clearing House Electronic Subregister System (CHESS) Depository Interest
EUR	—	European Currency Unit
GBP	—	British Pound
JPY	—	Japanese Yen
REIT	—	Real Estate Investment Trust

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Financials	$288,341,033	17.4%
Industrials	232,789,747	14.0
Consumer Discretionary	202,602,122	12.2
Consumer Staples	174,770,928	10.5
Materials	160,769,755	9.7
Health Care	154,893,509	9.3
Information Technology	127,435,971	7.7
Energy	111,963,423	6.8
Communication Services	92,651,330	5.6
Utilities	56,458,787	3.4
Real Estate	28,556,283	1.7
Repurchase Agreements	12,316,555	0.7
Closed End Fund	1,836,346	0.1
Cash and Other	14,860,935	0.9

		100.0%

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	152	3/2020	EUR	6,357,885	(11,901)
FTSE 100 Index	120	3/2020	GBP	11,919,810	(38,327)
SPI 200 Index	17	3/2020	AUD	1,969,304	(53,442)
TOPIX Index	24	3/2020	JPY	3,801,390	(1,159)

					(104,829)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Closed End Fund	$—	$1,836,346	$—		$1,836,346
Common Stocks
Australia	—	174,157,591	—	(b)	174,157,591
Belgium	—	14,945,733	—		14,945,733
Chile	—	688,233	—		688,233
Finland	—	4,537,372	—		4,537,372
France	—	256,318,284	—		256,318,284
Germany	—	187,311,676	—		187,311,676
Ireland	—	15,241,893	—		15,241,893
Italy	—	31,372,552	—		31,372,552

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Japan	$—	$403,286,464	$—	$403,286,464
Jordan	—	606,548	—	606,548
Netherlands	—	91,816,419	—	91,816,419
New Zealand	—	2,445,102	—	2,445,102
Russia	—	1,282,238	—	1,282,238
South Africa	—	5,897,204	—	5,897,204
Spain	—	59,794,956	—	59,794,956
Switzerland	—	6,610,806	—	6,610,806
United Arab Emirates	—	330,582	—	330,582
United Kingdom	—	366,024,847	17,397	366,042,244
United States	—	8,546,991	—	8,546,991
Short-Term Investments
Repurchase Agreements	—	12,316,555	—	12,316,555

Total Assets	$—	$1,645,368,392	$17,397	$1,645,385,789

Liabilities:
Futures	$(104,829)	$—	$—	$(104,829)

Total Liabilities	$(104,829)	$—	$—	$(104,829)

Total	$(104,829)	$1,645,368,392	$17,397	$1,645,280,960

(a)	A security with a market value of $38,177 transferred from Level 3 to Level 2 at the end of the period due to active trading.
(b)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(104,829	)*

Total		$(104,829)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$2,779,178	$2,779,178

Total	$2,779,178	$2,779,178

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$145,979	$145,979

Total	$145,979	$145,979

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Portfolio held futures contracts with an average notional balance of approximately $15,712,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$74,641,160
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$194,348,371

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$488,283,417
Aggregate gross unrealized depreciation	(206,808,470)

Net unrealized appreciation	$281,474,947

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,363,806,013

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,338,219,088)	$1,633,069,234
Repurchase Agreements (Cost $12,316,555)	12,316,555
Cash	13,646,217
Foreign cash (Cost $563,530)	568,330
Cash held as collateral at broker for futures	2,440,000
Receivable for securities sold	17,176,383
Dividends, interest and other receivables	4,219,628
Receivable for Portfolio shares sold	255,679
Securities lending income receivable	18,612
Other assets	6,610

Total assets	1,683,717,248

LIABILITIES
Payable for return of collateral on securities loaned	12,316,555
Payable for securities purchased	8,666,195
Payable for Portfolio shares redeemed	1,272,733
Investment management fees payable	523,691
Distribution fees payable – Class IB	177,676
Distribution fees payable – Class IA	133,619
Administrative fees payable	132,725
Due to broker for futures variation margin	99,909
Trustees’ fees payable	2,572
Accrued expenses	144,849

Total liabilities	23,470,524

NET ASSETS	$1,660,246,724

Net assets were comprised of:
Paid in capital	$1,417,076,263
Total distributable earnings (loss)	243,170,461

Net assets	$1,660,246,724

Class IA
Net asset value, offering and redemption price per share, $637,098,035 / 64,584,306 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.86

Class IB
Net asset value, offering and redemption price per share, $848,443,304 / 87,453,839 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.70

Class K
Net asset value, offering and redemption price per share, $174,705,385 / 17,718,285 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.86

(x)	Includes value of securities on loan of $17,432,655.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $4,360,134 foreign withholding tax)	$54,897,832
Interest	281,413
Securities lending (net)	439,646

Total income	55,618,891

EXPENSES
Investment management fees	6,302,562
Distribution fees – Class IB	2,007,997
Distribution fees – Class IA	1,507,279
Administrative fees	1,505,592
Custodian fees	151,923
Printing and mailing expenses	68,778
Professional fees	60,929
Trustees’ fees	50,133
Miscellaneous	221,637

Gross expenses	11,876,830
Less: Waiver from investment manager	(68,245)

Net expenses	11,808,585

NET INVESTMENT INCOME (LOSS)	43,810,306

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	9,440,901
Futures contracts	2,779,178
Foreign currency transactions	115,251

Net realized gain (loss)	12,335,330

Change in unrealized appreciation (depreciation) on:
Investments in securities	258,024,415
Futures contracts	145,979
Foreign currency translations	(26,139)

Net change in unrealized appreciation (depreciation)	258,144,255

NET REALIZED AND UNREALIZED GAIN (LOSS)	270,479,585

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$314,289,891

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$43,810,306	$43,632,325
Net realized gain (loss)	12,335,330	(27,513,979)
Net change in unrealized appreciation (depreciation)	258,144,255	(286,288,969)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	314,289,891	(270,170,623)

Distributions to shareholders:
Class IA	(16,925,846)	(15,514,747)
Class IB	(22,864,756)	(21,173,013)
Class K	(5,006,616)	(6,378,228)

Total distributions to shareholders	(44,797,218)	(43,065,988)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,978,180 and 2,353,823 shares, respectively ]	18,128,231	22,961,106
Capital shares issued in reinvestment of dividends [ 1,733,055 and 1,809,677 shares, respectively ]	16,925,846	15,514,747
Capital shares repurchased [ (6,039,986) and (6,079,281) shares, respectively ]	(55,988,926)	(59,054,973)

Total Class IA transactions	(20,934,849)	(20,579,120)

Class IB
Capital shares sold [ 4,881,801 and 5,806,544 shares, respectively ]	44,293,691	56,050,506
Capital shares issued in reinvestment of dividends [ 2,380,477 and 2,509,998 shares, respectively ]	22,864,756	21,173,013
Capital shares repurchased [ (10,611,833) and (10,888,030) shares, respectively ]	(96,768,611)	(103,547,123)

Total Class IB transactions	(29,610,164)	(26,323,604)

Class K
Capital shares sold [ 1,158,227 and 3,682,857 shares, respectively ]	10,734,489	34,216,020
Capital shares issued in reinvestment of dividends [ 512,926 and 744,817 shares, respectively ]	5,006,616	6,378,228
Capital shares repurchased [ (8,973,334) and (3,090,385) shares, respectively ]	(78,499,750)	(30,278,248)

Total Class K transactions	(62,758,645)	10,316,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(113,303,658)	(36,586,724)

TOTAL INCREASE (DECREASE) IN NET ASSETS	156,189,015	(349,823,335)
NET ASSETS:
Beginning of year	1,504,057,709	1,853,881,044

End of year	$1,660,246,724	$1,504,057,709

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019		2018	2017	2016	2015
Net asset value, beginning of year	$8.30		$10.05	$8.37	$8.42	$8.82

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25		0.24	0.22	0.22	0.22
Net realized and unrealized gain (loss)	1.58		(1.75)	1.72	(0.04)	(0.40)

Total from investment operations	1.83		(1.51)	1.94	0.18	(0.18)

Less distributions:
Dividends from net investment income	(0.27)		(0.24)	(0.26)	(0.23)	(0.22)

Net asset value, end of year	$9.86		$8.30	$10.05	$8.37	$8.42

Total return	22.05%		(15.12)%	23.16%	2.16%	(2.05)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$637,098		$555,230	$691,902	$584,652	$609,682
Ratio of expenses to average net assets:
After waivers (f)	0.78	%(j)	0.81%	0.79%	0.79%	0.78%
Before waivers (f)	0.78%		0.81%	0.79%	0.79%	0.78%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.75%		2.47%	2.35%	2.63%	2.39%
Before waivers (f)	2.75%		2.47%	2.35%	2.63%	2.39%
Portfolio turnover rate^	5%		8%	6%	8%	6%

	Year Ended December 31,
Class IB	2019		2018	2017	2016	2015
Net asset value, beginning of year	$8.16		$9.90	$8.24	$8.29	$8.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25		0.24	0.22	0.21	0.21
Net realized and unrealized gain (loss)	1.56		(1.74)	1.70	(0.03)	(0.40)

Total from investment operations	1.81		(1.50)	1.92	0.18	(0.19)

Less distributions:
Dividends from net investment income	(0.27)		(0.24)	(0.26)	(0.23)	(0.21)

Net asset value, end of year	$9.70		$8.16	$9.90	$8.24	$8.29

Total return	22.19%		(15.25)%	23.29%	2.15%	(2.12)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$848,443		$741,350	$923,965	$773,661	$815,348
Ratio of expenses to average net assets:
After waivers (f)	0.78	%(j)	0.81%	0.79%	0.79%	0.78%
Before waivers (f)	0.78%		0.81%	0.79%	0.79%	0.78%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.75%		2.47%	2.34%	2.63%	2.38%
Before waivers (f)	2.75%		2.47%	2.34%	2.63%	2.38%
Portfolio turnover rate^	5%		8%	6%	8%	6%

See Notes to Financial Statements.

1000

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019		2018	2017	2016	2015
Net asset value, beginning of year	$8.29		$10.05	$8.36	$8.41	$8.82

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28		0.26	0.25	0.24	0.25
Net realized and unrealized gain (loss)	1.58		(1.76)	1.72	(0.04)	(0.42)

Total from investment operations	1.86		(1.50)	1.97	0.20	(0.17)

Less distributions:
Dividends from net investment income	(0.29)		(0.26)	(0.28)	(0.25)	(0.24)

Net asset value, end of year	$9.86		$8.29	$10.05	$8.36	$8.41

Total return	22.48%		(14.98)%	23.59%	2.42%	(1.91)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$174,705		$207,478	$238,014	$247,099	$246,719
Ratio of expenses to average net assets:
After waivers (f)	0.53	%(j)	0.56%	0.54%	0.54%	0.53%
Before waivers (f)	0.53%		0.56%	0.54%	0.54%	0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.99%		2.70%	2.67%	2.88%	2.71%
Before waivers (f)	2.98%		2.70%	2.67%	2.88%	2.71%
Portfolio turnover rate^	5%		8%	6%	8%	6%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.78% for Class IA, 0.78% for Class IB and 0.53% for Class K.

See Notes to Financial Statements.

1001

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Harris Associates L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	22.66%	4.27%	3.67%
Portfolio – Class IB Shares	22.56	4.27	3.61
Portfolio – Class K Shares*	22.98	4.53	5.47
International Proxy Index	22.97	5.59	5.07
Volatility Managed Index - International Proxy	23.30	5.51	5.28
MSCI EAFE® Index	22.01	5.67	5.50

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 22.56% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the International Proxy Index, the Volatility Managed Index - International Proxy and the MSCI EAFE® Index, which returned 22.97%, 23.30% and 22.01%, respectively.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in financials generated the best relative performance, led by an overweight in French international banking group BNP Paribas SA.

•	Information technology stock selection also contributed to relative performance, led by an overweight in Dutch semiconductor equipment maker ASML Holdings NV.

•

An overweight in Swedish multinational clothing-retail company Hennes & Mauritz AB aided relative performance, as did holding South Korean company NAVER Corp., which was not a component of the benchmark.

•	An underweight to the real estate sector also aided relative performance.

What hurt performance during the year:

•	Underweighting the health care sector detracted from relative performance for the period.

•	Stock selection made the materials sector the weakest relative performer, notably overweighting Glencore plc and thyssenkrupp AG.

•

Overweighting holdings Continental AG in the consumer discretionary sector and Rolls-Royce Holdings in the industrials sector detracted, along with an underweight to Swiss consumer staples holding Nestle SA.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a positive impact on performance relative to the benchmark.

Portfolio Positioning and Outlook — Harris Associates LP

Despite the recovery in 2019, we still believe our investment approach offers good upside potential. We continue to look for opportunities to achieve higher returns by estimating business value and buying at a discount. We utilize this strategy with the goal of long-term outperformance for the benefit of our shareholders.

1002

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Financials	$190,386,969	17.8%
Industrials	156,948,127	14.7
Consumer Discretionary	156,055,611	14.6
Materials	92,380,840	8.7
Consumer Staples	73,752,225	6.9
Health Care	71,386,052	6.7
Communication Services	69,002,907	6.5
Information Technology	56,536,667	5.3
Energy	48,804,780	4.6
Utilities	22,114,010	2.1
Real Estate	11,103,507	1.0
Repurchase Agreements	4,888,633	0.5
Closed End Fund	735,276	0.0 #
Cash and Other	113,169,201	10.6

		100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,081.10	$5.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.96	5.30
Class IB
Actual	1,000.00	1,080.30	5.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.96	5.30
Class K
Actual	1,000.00	1,082.50	4.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.21	4.03

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.04%, 1.04% and 0.79%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1003

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (7.0%)
Abacus Property Group (REIT)	15,309	$38,675
Adelaide Brighton Ltd.	16,506	40,077
Afterpay Ltd.*	8,960	184,103
AGL Energy Ltd.	33,487	482,445
ALS Ltd.	27,092	174,528
Altium Ltd.	5,568	135,663
Alumina Ltd.	108,299	174,797
AMP Ltd.	2,148,629	2,887,438
Ansell Ltd.	7,597	154,765
APA Group	61,286	477,383
Appen Ltd.	4,980	78,491
ARB Corp. Ltd.	3,357	44,218
Aristocrat Leisure Ltd.	32,241	761,788
ASX Ltd.	9,424	518,548
Atlas Arteria Ltd.	41,216	226,470
Aurizon Holdings Ltd.	101,568	372,770
AusNet Services	90,716	108,222
Australia & New Zealand Banking Group Ltd.	146,910	2,539,207
Bank of Queensland Ltd.	20,953	106,602
Bapcor Ltd.	12,735	57,195
Beach Energy Ltd.	90,220	158,913
Bega Cheese Ltd.	10,108	30,643
Bendigo & Adelaide Bank Ltd.	22,932	157,385
BHP Group Ltd.	149,036	4,070,487
BHP Group plc	134,770	3,171,878
Bingo Industries Ltd. (m)(x)	20,588	41,031
Blackmores Ltd.	597	35,526
BlueScope Steel Ltd.	26,060	275,411
Boral Ltd.	57,887	181,987
Brambles Ltd.	286,293	2,354,620
Bravura Solutions Ltd.	12,127	44,253
Breville Group Ltd.	5,221	63,971
BWP Trust (REIT)	26,350	72,485
Caltex Australia Ltd.	13,528	322,297
carsales.com Ltd.	14,419	168,069
Challenger Ltd.	30,824	174,993
Charter Hall Group (REIT)	23,922	186,003
Charter Hall Long Wale REIT (REIT)	17,134	66,131
Charter Hall Retail REIT (REIT)	16,767	50,242
CIMIC Group Ltd.	4,702	109,350
Cleanaway Waste Management Ltd.	93,443	131,803
Coca-Cola Amatil Ltd.	25,354	196,781
Cochlear Ltd.	2,875	453,400
Coles Group Ltd.	57,384	597,595
Commonwealth Bank of Australia	89,549	5,020,997
Computershare Ltd.	24,817	292,229
Corporate Travel Management Ltd.	3,875	55,745
Costa Group Holdings Ltd. (x)	15,146	26,253
Credit Corp. Group Ltd.	2,888	62,502
Cromwell Property Group (REIT)	78,193	64,475
Crown Resorts Ltd.	19,246	162,206
CSL Ltd.	22,905	4,432,451
CSR Ltd.	28,276	90,284
Dexus (REIT)	55,020	451,740
Domain Holdings Australia Ltd.	15,333	39,812
Domino’s Pizza Enterprises Ltd. (x)	3,712	136,392
Downer EDI Ltd.	28,286	162,172
Estia Health Ltd.	7,359	12,601
Evolution Mining Ltd.	75,322	200,857
Flight Centre Travel Group Ltd.	3,640	112,546
Fortescue Metals Group Ltd.	86,294	647,352
G8 Education Ltd.	27,893	37,190
Goodman Group (REIT)	85,047	797,945
GPT Group (The) (REIT)	97,810	384,374
GrainCorp Ltd., Class A*	10,251	54,528
Growthpoint Properties Australia Ltd. (REIT)	12,613	36,732
GUD Holdings Ltd.	4,390	34,196
GWA Group Ltd.	18,054	42,062
Harvey Norman Holdings Ltd.	29,571	84,458
Healius Ltd.	32,938	63,795
IDP Education Ltd.	5,944	71,620
Iluka Resources Ltd.	22,492	146,789
Incitec Pivot Ltd.	80,263	179,112
Independence Group NL	24,767	108,453
Inghams Group Ltd. (x)	11,559	27,255
Insurance Australia Group Ltd.	118,199	635,367
InvoCare Ltd.	6,750	62,479
IOOF Holdings Ltd.	16,411	90,519
IPH Ltd.	8,971	51,622
IRESS Ltd.	7,655	70,050
JB Hi-Fi Ltd.	5,712	150,996
Lendlease Group	29,408	363,212
Link Administration Holdings Ltd.	24,953	102,613
Lynas Corp. Ltd.*	28,724	46,966
Macquarie Group Ltd.	16,100	1,557,453
Magellan Financial Group Ltd.	7,391	295,379
Mayne Pharma Group Ltd. (x)*	66,947	20,436
McMillan Shakespeare Ltd.	2,381	21,888
Medibank Pvt Ltd.	140,926	312,508
Metcash Ltd.	45,279	81,661
Mineral Resources Ltd.	9,297	107,649
Mirvac Group (REIT)	203,276	453,624
Monadelphous Group Ltd.	4,750	55,600
Nanosonics Ltd.*	15,681	69,876
National Australia Bank Ltd.	146,703	2,535,630
National Storage REIT (REIT)	38,604	49,711
New Hope Corp. Ltd. (x)	15,379	22,232
Newcrest Mining Ltd.	39,144	830,946
NEXTDC Ltd.*	16,297	75,252
nib holdings Ltd.	21,604	95,057
Nine Entertainment Co. Holdings Ltd.	98,743	124,034
Northern Star Resources Ltd.	31,852	252,803
NRW Holdings Ltd.	17,572	39,830
Nufarm Ltd. (x)*	16,854	68,480
Oil Search Ltd.	64,735	329,351
Orica Ltd.	206,766	3,189,255
Origin Energy Ltd.	89,039	527,982
Orora Ltd.	55,746	124,401
OZ Minerals Ltd.	18,845	139,518
Pendal Group Ltd.	11,799	71,125
Perpetual Ltd. (x)	2,833	81,749
Pilbara Minerals Ltd. (x)*	69,408	13,638
Platinum Asset Management Ltd. (x)	15,920	50,497

See Notes to Financial Statements.

1004

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Premier Investments Ltd.	5,965	$78,528
Pro Medicus Ltd.	2,640	41,406
Qantas Airways Ltd.	74,370	371,065
QBE Insurance Group Ltd.	69,258	625,991
Qube Holdings Ltd.	76,009	175,486
Ramsay Health Care Ltd.	7,959	405,097
REA Group Ltd.	2,619	190,405
Regis Resources Ltd.	25,353	77,215
Resolute Mining Ltd.*	45,809	40,505
Rio Tinto Ltd.	18,632	1,312,731
Rio Tinto plc	71,097	4,240,704
Sandfire Resources NL	5,890	24,717
Santos Ltd.	89,919	516,163
Saracen Mineral Holdings Ltd.*	53,729	124,801
Scentre Group (REIT)	274,010	736,457
SEEK Ltd.	18,487	292,547
Seven Group Holdings Ltd.	6,490	88,673
Shopping Centres Australasia Property Group (REIT)	46,044	86,271
SmartGroup Corp. Ltd.	4,569	22,252
Sonic Healthcare Ltd.	21,628	436,352
South32 Ltd.	254,546	482,295
Southern Cross Media Group Ltd.	37,539	21,865
Spark Infrastructure Group	92,555	135,746
St Barbara Ltd.	32,243	61,544
Star Entertainment Grp Ltd. (The)	38,212	123,350
Steadfast Group Ltd.	38,427	93,842
Stockland (REIT)	123,920	401,759
Suncorp Group Ltd.	62,857	571,664
Super Retail Group Ltd.	5,904	41,928
Sydney Airport	116,485	707,897
Tabcorp Holdings Ltd.	99,707	316,961
Technology One Ltd.	11,605	67,512
Telstra Corp. Ltd.	603,877	1,500,148
TPG Telecom Ltd.	22,358	105,278
Transurban Group	134,293	1,405,120
Treasury Wine Estates Ltd.	36,052	410,864
Vicinity Centres (REIT)	158,875	277,611
Virgin Australia Holdings Ltd. (r)*	96,120	—
Viva Energy Group Ltd. (m)	50,797	68,442
Viva Energy REIT (REIT)	20,655	38,556
Vocus Group Ltd.*	29,370	58,946
Washington H Soul Pattinson & Co. Ltd.	5,554	83,797
Webjet Ltd.	6,119	55,908
Wesfarmers Ltd.	57,640	1,674,583
Western Areas Ltd.	12,682	26,966
Westpac Banking Corp.	174,530	2,967,604
Whitehaven Coal Ltd.	43,181	79,998
WiseTech Global Ltd. (x)	7,843	128,624
Woodside Petroleum Ltd.	47,483	1,145,583
Woolworths Group Ltd.	67,016	1,700,550
Worley Ltd. (x)	15,722	168,914

		74,700,372

Belgium (0.6%)
Anheuser-Busch InBev SA/NV	71,982	5,870,766

Canada (0.7%)
Cenovus Energy, Inc.	482,309	4,902,760
Open Text Corp.	49,200	2,167,975

		7,070,735

Chile (0.0%)
Antofagasta plc	21,789	264,604

China (0.7%)
Baidu, Inc. (ADR)*	36,525	4,616,760
Prosus NV*	31,520	2,352,234
Trip.com Group Ltd. (ADR)*	25,600	858,624

		7,827,618

Finland (0.4%)
Nokia OYJ	481,799	1,781,270
UPM-Kymmene OYJ	77,000	2,669,725

		4,450,995

France (12.8%)
Accor SA	148,400	6,949,717
Air Liquide SA	40,382	5,716,417
Airbus SE	49,101	7,186,394
AXA SA‡	175,541	4,944,268
BNP Paribas SA	293,696	17,404,252
Bureau Veritas SA	105,287	2,747,016
Danone SA	55,434	4,595,125
Engie SA	158,707	2,563,512
EssilorLuxottica SA	39,427	6,005,791
Kering SA	6,377	4,185,983
L’Oreal SA	20,764	6,148,818
LVMH Moet Hennessy Louis Vuitton SE	22,867	10,624,194
Orange SA	174,919	2,574,231
Publicis Groupe SA	149,141	6,751,883
Safran SA	30,917	4,773,647
Sanofi	96,801	9,731,090
Schneider Electric SE	46,476	4,770,090
Societe Generale SA	72,448	2,520,432
TOTAL SA	228,611	12,616,502
Unibail-Rodamco-Westfield (CHDI) (REIT)	17,085	134,161
Valeo SA	176,800	6,229,123
Vinci SA	47,628	5,289,008
Vivendi SA	76,658	2,220,192

		136,681,846

Germany (12.4%)
adidas AG	15,753	5,120,807
Allianz SE (Registered)	68,405	16,757,808
BASF SE	78,745	5,948,909
Bayer AG (Registered)	198,798	16,236,027
Bayerische Motoren Werke AG	152,927	12,546,305
Continental AG	87,855	11,358,522
Daimler AG (Registered)	273,994	15,173,330
Deutsche Boerse AG	16,169	2,541,868
Deutsche Post AG (Registered)	84,432	3,220,998
Deutsche Telekom AG (Registered)	278,497	4,551,523
Fresenius SE & Co. KGaA	34,971	1,968,409
Henkel AG & Co. KGaA	8,500	800,894
Henkel AG & Co. KGaA (Preference) (q)	12,400	1,282,417
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	12,421	3,664,283
SAP SE	93,122	12,568,019
Siemens AG (Registered)	68,402	8,941,709

See Notes to Financial Statements.

1005

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
thyssenkrupp AG	451,700	$6,100,329
TUI AG	27,019	341,359
Volkswagen AG (Preference) (q)	15,475	3,059,228

		132,182,744

India (0.2%)
Axis Bank Ltd.	187,500	1,980,911

Indonesia (0.2%)
Bank Mandiri Persero Tbk. PT	4,375,900	2,419,235

Ireland (1.4%)
CRH plc (Irish Stock Exchange)	67,582	2,704,026
CRH plc (London Stock Exchange)	49,928	2,011,815
Flutter Entertainment plc (x)	4,967	606,874
Ryanair Holdings plc (ADR)*	105,600	9,251,616
Smurfit Kappa Group plc	14,939	577,815

		15,152,146

Italy (2.2%)
Enel SpA	667,601	5,295,854
Eni SpA	217,833	3,383,177
Intesa Sanpaolo SpA	5,637,782	14,851,679

		23,530,710

Japan (15.9%)
77 Bank Ltd. (The)	200	3,372
A&A Material Corp.	200	2,669
A&D Co. Ltd.	1,200	11,762
ABC-Mart, Inc.	800	54,779
Achilles Corp.	1,000	16,732
Acom Co. Ltd.	14,000	64,038
Adastria Co. Ltd.	760	17,410
ADEKA Corp.	3,100	47,247
Advan Co. Ltd.	1,400	16,106
Advanex, Inc.	200	3,107
Advantest Corp.	5,300	300,474
Aeon Co. Ltd.	26,399	548,000
Aeon Delight Co. Ltd.	1,400	50,573
Aeon Fantasy Co. Ltd.	400	10,761
AEON Financial Service Co. Ltd.	4,900	77,882
Aeon Hokkaido Corp.	900	6,569
Aeon Mall Co. Ltd.	3,160	56,363
AGC, Inc.	6,200	224,251
AGORA Hospitality Group Co. Ltd.*	5,000	1,473
Ai Holdings Corp.	2,100	37,630
Aica Kogyo Co. Ltd.	2,100	70,061
Aichi Bank Ltd. (The)	400	13,805
Aichi Corp.	2,100	14,418
Aichi Steel Corp.	600	21,150
Aichi Tokei Denki Co. Ltd.	100	4,068
Aida Engineering Ltd.	3,300	29,855
Aiful Corp.*	6,800	15,896
Aigan Co. Ltd.	900	2,005
Ain Holdings, Inc.	1,000	63,780
Aiphone Co. Ltd.	800	13,577
Air Water, Inc.	6,000	88,353
Airport Facilities Co. Ltd.	1,200	6,129
Airtech Japan Ltd.	300	2,062
Aisan Industry Co. Ltd.	1,500	10,906
Aisin Seiki Co. Ltd.	5,348	200,325
Ajinomoto Co., Inc.	15,400	257,245
Akebono Brake Industry Co. Ltd.*	5,700	12,800
Akita Bank Ltd. (The)	800	16,331
Alconix Corp.	800	10,595
Alfresa Holdings Corp.	8,000	164,042
Alleanza Holdings Co. Ltd.	111	975
Alpen Co. Ltd. (x)	700	11,448
Alpha Corp.	300	3,708
Alpha Systems, Inc.	360	9,413
Alps Alpine Co. Ltd.	6,032	138,344
Altech Co. Ltd.	500	1,068
Altech Corp.	1,100	19,924
Amada Holdings Co. Ltd.	8,500	97,787
Amano Corp.	1,800	55,248
Amuse, Inc.	600	16,621
ANA Holdings, Inc.	11,700	392,172
Anest Iwata Corp.	2,000	19,511
Anritsu Corp. (x)	5,000	99,765
AOI TYO Holdings, Inc.	500	3,309
AOKI Holdings, Inc.	2,200	22,900
Aomori Bank Ltd. (The)	900	24,245
Aoyama Trading Co. Ltd.	1,600	22,633
Aozora Bank Ltd.	3,800	101,107
Arakawa Chemical Industries Ltd.	1,000	15,130
Araya Industrial Co. Ltd.	200	2,693
Arcland Sakamoto Co. Ltd.	1,400	16,106
Arcs Co. Ltd.	1,500	31,849
Argo Graphics, Inc.	800	24,960
Ariake Japan Co. Ltd.	600	44,894
Arisawa Manufacturing Co. Ltd.	2,000	18,628
Arrk Corp.*	4,200	3,634
As One Corp.	400	37,587
Asahi Co. Ltd.	500	6,502
Asahi Diamond Industrial Co. Ltd.	4,000	23,745
Asahi Group Holdings Ltd.	14,800	678,739
Asahi Intecc Co. Ltd.	5,800	170,816
Asahi Kasei Corp.	46,200	524,696
Asahi Kogyosha Co. Ltd.	200	6,433
Asahi Net, Inc.	1,000	5,807
ASAHI YUKIZAI Corp.	800	13,157
Asanuma Corp.	400	17,468
Ashimori Industry Co. Ltd.	300	3,854
Asics Corp.	5,500	91,924
ASKA Pharmaceutical Co. Ltd.	1,000	11,596
ASKUL Corp.	900	27,334
Astellas Pharma, Inc.	62,200	1,070,489
Atsugi Co. Ltd.	1,100	8,615
Autobacs Seven Co. Ltd.	100	1,583
Avantia Co. Ltd.	1,000	9,424
Avex, Inc.	2,300	26,650
Awa Bank Ltd. (The)	2,000	45,078
Axell Corp.*	400	3,593
Axial Retailing, Inc.	700	24,546
Azbil Corp.	4,600	130,606
Azuma Shipping Co. Ltd.	600	1,596
Bandai Namco Holdings, Inc.	7,300	445,505
Bando Chemical Industries Ltd.	2,000	17,063
Bank of Iwate Ltd. (The)	800	21,227
Bank of Kyoto Ltd. (The)	2,400	103,815

See Notes to Financial Statements.

1006

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Bank of Nagoya Ltd. (The)	1,099	$34,491
Bank of Okinawa Ltd. (The)	1,080	36,578
Bank of Saga Ltd. (The)	700	11,287
Bank of the Ryukyus Ltd.	2,500	27,633
Belc Co. Ltd.	600	30,703
Belluna Co. Ltd.	3,000	19,659
Benesse Holdings, Inc.	2,400	63,482
Bic Camera, Inc.	3,000	34,402
BML, Inc.	1,400	40,523
Bookoff Group Holdings Ltd.	700	6,636
BP Castrol KK	500	6,976
Bridgestone Corp. (x)	21,300	797,856
Brother Industries Ltd.	8,200	171,388
Bunka Shutter Co. Ltd.	3,000	26,616
CAC Holdings Corp.	700	10,108
Calbee, Inc.	3,500	114,514
Can Do Co. Ltd.	1,000	15,140
Canare Electric Co. Ltd.	100	1,696
Canon Electronics, Inc.	1,100	21,280
Canon Marketing Japan, Inc.	2,300	53,767
Canon, Inc. (x)	38,200	1,049,968
Capcom Co. Ltd.	3,200	89,237
Carlit Holdings Co. Ltd.	1,000	5,835
Casio Computer Co. Ltd.	5,700	114,939
Cawachi Ltd.	800	16,294
Central Glass Co. Ltd.	1,100	27,142
Central Japan Railway Co.	5,900	1,194,607
Central Security Patrols Co. Ltd.	500	28,899
Central Sports Co. Ltd.	400	11,744
Chiba Bank Ltd. (The)	25,000	145,644
Chiba Kogyo Bank Ltd. (The)	2,300	8,382
Chilled & Frozen Logistics Holdings Co. Ltd.	400	5,305
Chino Corp.	400	5,286
Chiyoda Co. Ltd.	1,600	23,708
Chiyoda Integre Co. Ltd.	400	8,430
Chofu Seisakusho Co. Ltd.	1,200	27,213
Chori Co. Ltd.	800	16,309
Chubu Electric Power Co., Inc.	21,600	306,441
Chubu Shiryo Co. Ltd.	1,200	17,869
Chudenko Corp.	700	16,312
Chuetsu Pulp & Paper Co. Ltd.	400	6,126
Chugai Pharmaceutical Co. Ltd.	7,300	677,226
Chugai Ro Co. Ltd.	400	6,741
Chugoku Bank Ltd. (The) (x)	4,800	49,257
Chugoku Electric Power Co., Inc. (The) (x)	8,100	106,603
Chugoku Marine Paints Ltd.	3,000	28,853
Chukyo Bank Ltd. (The)	500	10,234
Chuo Spring Co. Ltd.	100	2,894
CI Takiron Corp.	3,000	20,404
Citizen Watch Co. Ltd.	2,700	14,835
CKD Corp.	1,400	23,682
Cleanup Corp.	1,200	7,908
CMIC Holdings Co. Ltd.	400	6,807
CMK Corp.	2,400	14,887
Coca-Cola Bottlers Japan, Inc.	4,873	125,172
cocokara fine, Inc.	600	35,010
COLOPL, Inc. (x)	1,700	18,149
Colowide Co. Ltd.	2,100	43,699
Computer Engineering & Consulting Ltd.	1,600	30,335
Computer Institute of Japan Ltd.	1,200	10,790
COMSYS Holdings Corp.	3,814	110,045
Concordia Financial Group Ltd.	42,446	176,573
CONEXIO Corp.	1,000	14,946
Core Corp.	400	5,323
Corona Corp.	500	4,781
Cosel Co. Ltd.	1,800	19,548
Cosmo Energy Holdings Co. Ltd.	1,500	34,720
Cosmos Pharmaceutical Corp. (x)	300	62,289
Create Medic Co. Ltd.	300	2,899
Create SD Holdings Co. Ltd.	1,500	38,599
Credit Saison Co. Ltd.	4,700	82,230
Cresco Ltd.	300	10,023
CTI Engineering Co. Ltd.	700	14,560
CyberAgent, Inc.	4,600	161,511
Cybernet Systems Co. Ltd.	1,000	7,869
Cybozu, Inc.	2,000	27,316
Dai Nippon Printing Co. Ltd.	9,100	247,904
Dai Nippon Toryo Co. Ltd.	1,400	15,165
Daibiru Corp.	3,600	43,503
Daicel Corp.	8,200	79,166
Dai-Dan Co. Ltd.	500	12,940
Daido Kogyo Co. Ltd.	400	3,033
Daido Metal Co. Ltd.	1,000	7,022
Daido Steel Co. Ltd.	1,200	53,067
Daidoh Ltd.	1,600	4,108
Daifuku Co. Ltd.	3,600	220,662
Daihen Corp.	1,200	39,980
Daiho Corp.	800	21,197
Daiichi Jitsugyo Co. Ltd.	400	14,136
Dai-ichi Life Holdings, Inc.	38,500	643,645
Daiichi Sankyo Co. Ltd.	20,200	1,343,754
Daiken Corp.	1,000	18,296
Daiken Medical Co. Ltd.	400	2,452
Daiki Aluminium Industry Co. Ltd.	2,000	14,081
Daikin Industries Ltd.	9,000	1,279,739
Daikoku Denki Co. Ltd.	500	7,561
Dainichi Co. Ltd.	600	3,821
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	800	23,340
Daio Paper Corp. (x)	2,800	38,526
Daiohs Corp.	200	2,518
Daiseki Co. Ltd.	1,900	55,345
Daishi Hokuetsu Financial Group, Inc.	1,050	29,474
Daisue Construction Co. Ltd.	400	3,718
Daisyo Corp.	600	9,272
Daito Bank Ltd. (The)	700	4,226
Daito Trust Construction Co. Ltd.	2,600	322,562
Daitobo Co. Ltd.*	1,000	782
Daitron Co. Ltd.	500	8,771
Daiwa House Industry Co. Ltd.	22,000	686,393
Daiwa Industries Ltd.	1,000	11,210
Daiwa Securities Group, Inc.	51,000	259,565
Daiwabo Holdings Co. Ltd.	610	37,783
Danto Holdings Corp.*	1,000	1,049
DCM Holdings Co. Ltd.	5,800	56,743
DeNA Co. Ltd.	4,000	64,608
Denka Co. Ltd.	2,600	78,248
Denki Kogyo Co. Ltd.	600	18,030

See Notes to Financial Statements.

1007

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Denso Corp.	15,100	$690,135
Dentsu Group, Inc.	6,700	232,778
Denyo Co. Ltd.	1,100	20,976
Descente Ltd.	2,900	55,168
DIC Corp.	2,699	75,390
Digital Garage, Inc.	1,700	71,736
Dijet Industrial Co. Ltd.	100	1,358
Disco Corp.	900	214,532
DKS Co. Ltd.	400	16,235
DMG Mori Co. Ltd. (x)	3,900	60,660
Doshisha Co. Ltd.	1,000	16,658
Doutor Nichires Holdings Co. Ltd.	2,100	41,863
Dowa Holdings Co. Ltd. (x)	1,800	67,507
DTS Corp.	2,200	51,550
Duskin Co. Ltd.	100	2,784
DyDo Group Holdings, Inc.	500	21,191
Dynic Corp.	400	2,956
Eagle Industry Co. Ltd.	1,000	10,464
Earth Corp.	100	5,246
East Japan Railway Co.	12,500	1,134,094
Ebara Corp.	3,400	104,045
Ebara Jitsugyo Co. Ltd.	300	6,146
Echo Trading Co. Ltd.	300	1,552
Econach Holdings Co. Ltd.*	1,500	1,933
Eco’s Co. Ltd.	400	6,317
EDION Corp.	4,400	49,121
Ehime Bank Ltd. (The)	1,400	15,191
Eiken Chemical Co. Ltd.	2,000	37,292
Eisai Co. Ltd.	8,500	641,793
Eizo Corp.	1,000	35,847
Electric Power Development Co. Ltd.	5,600	136,424
Elematec Corp.	1,800	19,134
Enplas Corp.	600	19,797
Enshu Ltd.	200	2,546
EPS Holdings, Inc.	2,000	25,659
Eslead Corp.	500	10,036
ESPEC Corp.	1,200	24,849
euglena Co. Ltd. (x)*	3,600	25,943
Excel Co. Ltd.	600	8,786
Exedy Corp.	1,500	34,306
Ezaki Glico Co. Ltd.	2,000	89,549
Faith, Inc.	400	2,923
FALCO HOLDINGS Co. Ltd.	600	10,188
FamilyMart Co. Ltd.	5,360	129,492
Fancl Corp.	2,800	75,041
FANUC Corp.	6,800	1,272,321
Fast Retailing Co. Ltd.	900	538,401
FCC Co. Ltd.	1,800	39,378
Feed One Co. Ltd.	7,520	12,942
Felissimo Corp.	300	2,913
FIDEA Holdings Co. Ltd.	7,000	8,955
Financial Products Group Co. Ltd.	1,800	17,444
First Baking Co. Ltd.*	100	890
Foster Electric Co. Ltd.	1,100	19,509
FP Corp.	400	23,892
France Bed Holdings Co. Ltd.	1,600	14,240
F-Tech, Inc.	400	2,938
Fudo Tetra Corp.	980	15,540
Fuji Co. Ltd.	1,300	23,295
Fuji Corp. Ltd.	1,200	7,797
Fuji Electric Co. Ltd.	4,200	129,299
Fuji Kosan Co. Ltd.	400	2,573
Fuji Kyuko Co. Ltd.	1,500	58,327
Fuji Media Holdings, Inc.	7,700	110,268
Fuji Oil Co. Ltd.	3,300	7,411
Fuji Oil Holdings, Inc.	1,600	43,234
Fuji Seal International, Inc.	2,400	53,520
Fuji Soft, Inc.	1,600	62,142
Fujibo Holdings, Inc.	500	16,290
Fujicco Co. Ltd.	1,000	17,965
FUJIFILM Holdings Corp.	13,370	643,552
Fujikura Composites, Inc.	800	3,571
Fujikura Kasei Co. Ltd.	1,600	8,673
Fujikura Ltd.	8,400	34,944
Fujimi, Inc.	1,100	31,282
Fujimori Kogyo Co. Ltd.	900	28,825
Fujita Kanko, Inc.	300	7,800
Fujitec Co. Ltd.	3,000	49,119
Fujitsu General Ltd.	2,000	45,263
Fujitsu Ltd.	6,700	633,280
Fujiya Co. Ltd. (x)	700	13,677
FuKoKu Co. Ltd.	500	3,401
Fukuda Corp.	200	9,056
Fukui Bank Ltd. (The)	1,000	18,057
Fukui Computer Holdings, Inc.	400	13,069
Fukuoka Financial Group, Inc.	6,384	123,679
Fukushima Bank Ltd. (The)	1,500	3,838
Fukushima Galilei Co. Ltd.	600	22,640
Fukuyama Transporting Co. Ltd.	1,600	58,755
FULLCAST Holdings Co. Ltd.	1,000	22,926
Funai Electric Co. Ltd.*	1,100	7,168
Funai Soken Holdings, Inc.	2,340	53,431
Furukawa Co. Ltd.	2,100	27,947
Furukawa Electric Co. Ltd.	2,300	59,694
Furusato Industries Ltd.	700	11,480
Fuso Pharmaceutical Industries Ltd.	400	7,580
Futaba Corp.	2,100	26,208
Futaba Industrial Co. Ltd.	3,500	24,803
Future Corp.	1,000	16,704
Fuyo General Lease Co. Ltd.	600	40,698
G-7 Holdings, Inc.	600	13,441
Gakken Holdings Co. Ltd.	500	35,801
Gakujo Co. Ltd.	400	8,452
Gecoss Corp.	800	8,165
Genki Sushi Co. Ltd.	300	8,239
Geo Holdings Corp.	2,000	24,812
GLOBERIDE, Inc.	500	12,549
Glory Ltd.	2,100	63,973
GMO internet, Inc.	3,400	64,930
GMO Payment Gateway, Inc.	1,200	82,610
Godo Steel Ltd.	700	18,180
Goldcrest Co. Ltd.	1,100	21,088
Goldwin, Inc.	1,200	88,574
Gree, Inc.	5,100	23,140
GS Yuasa Corp.	2,800	60,945
GSI Creos Corp.	300	3,636
Gun-Ei Chemical Industry Co. Ltd.	300	7,157
Gunma Bank Ltd. (The)	14,200	50,446
Gunze Ltd.	800	36,004

See Notes to Financial Statements.

1008

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Gurunavi, Inc.	2,000	$17,891
H2O Retailing Corp. (x)	4,760	53,753
Hachijuni Bank Ltd. (The)	10,000	43,992
Hakudo Co. Ltd.	400	5,794
Hakuhodo DY Holdings, Inc.	10,600	172,480
Hakuto Co. Ltd.	700	8,775
Hakuyosha Co. Ltd.	100	2,629
Hamakyorex Co. Ltd.	600	19,797
Hamamatsu Photonics KK	4,600	190,300
Hankyu Hanshin Holdings, Inc.	8,400	361,806
Hanwa Co. Ltd.	2,200	58,252
Happinet Corp.	600	7,792
Hard Off Corp. Co. Ltd.	500	3,773
Harima Chemicals Group, Inc.	1,100	12,169
Haruyama Holdings, Inc.	500	4,022
Haseko Corp.	8,100	109,660
Hayashikane Sangyo Co. Ltd.	400	2,640
Hazama Ando Corp.	7,520	65,888
Heiwa Corp.	1,820	38,291
Heiwa Real Estate Co. Ltd.	1,800	49,699
Heiwado Co. Ltd.	2,400	45,723
Helios Techno Holding Co. Ltd.	1,100	4,667
Hibiya Engineering Ltd.	1,800	32,917
Hiday Hidaka Corp.	1,640	30,474
Hikari Tsushin, Inc.	700	176,715
Hino Motors Ltd.	6,200	66,305
Hioki EE Corp.	500	17,487
Hirakawa Hewtech Corp.	400	5,934
Hirose Electric Co. Ltd.	1,023	132,094
Hiroshima Bank Ltd. (The)	10,000	49,330
HIS Co. Ltd. (x)	1,100	31,738
Hisaka Works Ltd.	1,000	9,305
Hisamitsu Pharmaceutical Co., Inc.	1,900	93,553
Hitachi Capital Corp.	1,200	31,796
Hitachi Chemical Co. Ltd.	3,100	130,528
Hitachi Construction Machinery Co. Ltd.	2,700	81,630
Hitachi High-Technologies Corp.	2,300	163,840
Hitachi Ltd.	33,728	1,435,974
Hitachi Metals Ltd.	7,100	105,401
Hitachi Transport System Ltd.	2,100	59,431
Hitachi Zosen Corp.	5,100	19,338
Hochiki Corp.	1,000	16,207
Hodogaya Chemical Co. Ltd.	200	7,786
Hogy Medical Co. Ltd.	1,200	39,538
Hokkaido Electric Power Co., Inc.	7,100	34,633
Hokkaido Gas Co. Ltd.	400	6,152
Hokkan Holdings Ltd.	600	11,541
Hokko Chemical Industry Co. Ltd.	1,000	5,246
Hokkoku Bank Ltd. (The)	1,400	44,775
Hokuetsu Corp.	8,000	41,600
Hokuhoku Financial Group, Inc.	2,900	30,747
Hokuriku Electric Industry Co. Ltd.	400	4,440
Hokuriku Electric Power Co.*	7,800	57,142
Hokushin Co. Ltd.	800	1,141
Hokuto Corp.	1,400	25,486
Honda Motor Co. Ltd.	55,100	1,571,533
Honeys Holdings Co. Ltd.	1,080	17,832
Hoosiers Holdings	2,000	13,216
Horiba Ltd.	1,400	94,446
Hoshizaki Corp.	2,000	179,283
Hosiden Corp.	3,000	38,268
Hosokawa Micron Corp.	400	17,284
House Foods Group, Inc.	2,500	85,822
House of Rose Co. Ltd.	100	1,558
Howa Machinery Ltd.	600	4,666
Hoya Corp.	14,200	1,365,699
Hulic Co. Ltd.	14,800	179,254
Hurxley Corp.	300	3,164
Hyakugo Bank Ltd. (The)	11,000	35,231
Hyakujushi Bank Ltd. (The)	1,400	27,909
Ibiden Co. Ltd.	4,300	103,092
Ichibanya Co. Ltd.	800	42,409
Ichiken Co. Ltd.	200	3,315
Ichikoh Industries Ltd.	2,000	13,971
Ichinen Holdings Co. Ltd.	1,300	19,203
Ichiyoshi Securities Co. Ltd.	2,700	16,003
Icom, Inc.	600	15,020
Idec Corp.	1,400	29,145
Idemitsu Kosan Co. Ltd.	7,642	213,108
IDOM, Inc.	3,300	19,073
IHI Corp.	4,600	108,972
Iida Group Holdings Co. Ltd.	5,976	105,545
Iino Kaiun Kaisha Ltd.	5,900	20,200
Ikegami Tsushinki Co. Ltd.	300	2,993
Imasen Electric Industrial	800	7,186
Impress Holdings, Inc.	1,000	1,749
Inaba Denki Sangyo Co. Ltd.	200	5,117
Inaba Seisakusho Co. Ltd.	600	7,913
Inabata & Co. Ltd.	3,200	48,270
Inageya Co. Ltd.	1,000	13,796
Ines Corp.	1,600	20,144
I-Net Corp.	550	7,679
Infomart Corp.	6,800	61,645
Information Services International-Dentsu Ltd.	700	27,896
Inpex Corp.	38,500	402,699
Intage Holdings, Inc.	1,200	10,315
Internet Initiative Japan, Inc.	700	18,973
Inui Global Logistics Co. Ltd.	490	5,358
I’rom Group Co. Ltd.	300	4,164
Iseki & Co. Ltd.	1,300	19,993
Isetan Mitsukoshi Holdings Ltd.	10,500	95,090
Ishihara Sangyo Kaisha Ltd.	2,100	20,216
Ishii Iron Works Co. Ltd.	100	2,342
Ishikawa Seisakusho Ltd.*	200	3,284
Ishizuka Glass Co. Ltd.	100	2,374
Isuzu Motors Ltd.	20,500	245,083
Itfor, Inc.	1,300	10,888
Ito En Ltd.	2,100	105,913
ITOCHU Corp.	48,000	1,119,654
Itochu Enex Co. Ltd.	2,700	22,936
Itochu Techno-Solutions Corp.	3,000	84,902
Itochu-Shokuhin Co. Ltd. (x)	300	14,440
Itoham Yonekyu Holdings, Inc.	7,370	47,820
Itoki Corp.	2,600	12,850
IwaiCosmo Holdings, Inc.	1,100	13,222
Iwaki & Co. Ltd.	1,000	4,234
Iwasaki Electric Co. Ltd.	400	5,452
Iwatani Corp.	600	20,514
Iwatsu Electric Co. Ltd.	500	3,898

See Notes to Financial Statements.

1009

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Iyo Bank Ltd. (The)	4,100	$23,395
Izumi Co. Ltd. (x)	1,700	61,566
Izutsuya Co. Ltd.*	600	1,397
J Front Retailing Co. Ltd.	9,500	133,772
Jaccs Co. Ltd.	1,600	41,231
Jafco Co. Ltd.	1,600	63,320
Jalux, Inc.	300	6,847
Janome Sewing Machine Co. Ltd.	1,200	4,594
Japan Airlines Co. Ltd.	11,400	356,411
Japan Airport Terminal Co. Ltd.	2,100	117,703
Japan Asia Investment Co. Ltd.*	800	2,106
Japan Aviation Electronics Industry Ltd.	2,000	40,826
Japan Cash Machine Co. Ltd. (x)	1,100	9,122
Japan Display, Inc. (x)*	17,300	12,738
Japan Electronic Materials Corp.	500	4,818
Japan Exchange Group, Inc.	19,300	342,819
Japan Foods Co. Ltd.	100	1,183
Japan Foundation Engineering Co. Ltd.	1,700	6,415
Japan Lifeline Co. Ltd.	1,800	24,733
Japan Medical Dynamic Marketing, Inc.	1,000	21,481
Japan Oil Transportation Co. Ltd.	100	2,683
Japan Petroleum Exploration Co. Ltd.	600	16,318
Japan Post Bank Co. Ltd.	18,500	178,777
Japan Post Holdings Co. Ltd.	53,300	503,298
Japan Post Insurance Co. Ltd.	2,200	37,701
Japan Pulp & Paper Co. Ltd.	600	23,193
Japan Securities Finance Co. Ltd.	5,546	26,644
Japan Steel Works Ltd. (The)	1,700	33,748
Japan Tobacco, Inc. (x)	41,100	920,121
Japan Transcity Corp.	2,000	10,142
Japan Wool Textile Co. Ltd. (The)	4,000	41,563
Jastec Co. Ltd.	700	7,170
JBCC Holdings, Inc.	1,000	17,284
JCU Corp.	800	23,855
Jeans Mate Corp.*	300	845
Jeol Ltd.	2,000	61,203
JFE Holdings, Inc.	16,744	217,439
JGC Holdings Corp.	6,600	106,603
JK Holdings Co. Ltd.	1,100	6,469
JMS Co. Ltd.	500	3,801
Joban Kosan Co. Ltd.	300	4,622
J-Oil Mills, Inc.	500	19,902
Joshin Denki Co. Ltd.	1,000	23,975
JSP Corp.	800	14,431
JSR Corp.	6,200	114,807
JTEKT Corp.	7,500	89,803
Juki Corp. (x)	1,400	11,364
Juroku Bank Ltd. (The)	1,500	35,465
JVCKenwood Corp.	5,800	14,626
JXTG Holdings, Inc.	110,550	506,584
K&O Energy Group, Inc.	500	7,528
Kadokawa Corp.	1,484	28,559
Kaga Electronics Co. Ltd.	1,200	27,853
Kagome Co. Ltd.	2,200	53,008
Kajima Corp.	17,400	233,484
Kakaku.com, Inc.	5,200	133,667
Kaken Pharmaceutical Co. Ltd.	1,800	100,060
Kamei Corp.	1,000	12,397
Kamigumi Co. Ltd.	1,800	39,742
Kanaden Corp.	1,000	12,590
Kanagawa Chuo Kotsu Co. Ltd.	200	7,492
Kanamoto Co. Ltd.	1,000	25,963
Kandenko Co. Ltd.	2,900	27,998
Kaneka Corp.	1,600	51,834
Kanematsu Corp.	2,500	33,892
Kanematsu Electronics Ltd.	700	23,547
Kanematsu Sustech Corp.	100	1,583
Kansai Electric Power Co., Inc. (The)	27,800	323,530
Kansai Mirai Financial Group, Inc.	5,564	36,153
Kansai Paint Co. Ltd.	7,800	192,173
Kanto Denka Kogyo Co. Ltd.	2,000	18,867
Kao Corp.	17,100	1,420,344
Kappa Create Co. Ltd.	1,800	25,048
Kasai Kogyo Co. Ltd.	1,000	7,915
Katakura & Co-op Agri Corp.	55	610
Katakura Industries Co. Ltd.	1,400	17,588
Kato Sangyo Co. Ltd.	1,700	56,482
Kato Works Co. Ltd.	400	6,060
KAWADA TECHNOLOGIES, Inc.	200	12,369
Kawai Musical Instruments Manufacturing Co. Ltd.	400	14,523
Kawasaki Heavy Industries Ltd.	5,200	115,242
Kawasaki Kisen Kaisha Ltd. (x)*	1,999	34,275
KDDI Corp.	52,100	1,559,811
Keihan Holdings Co. Ltd.	3,200	156,090
Keihanshin Building Co. Ltd.	1,400	18,464
Keihin Co. Ltd.	200	2,509
Keihin Corp.	2,500	59,017
Keikyu Corp.	8,400	163,122
Keio Corp.	3,600	219,005
Keisei Electric Railway Co. Ltd.	4,700	183,406
Keiyo Bank Ltd. (The) (x)	2,500	14,564
Keiyo Co. Ltd.	2,200	11,602
Kenedix, Inc.	9,400	49,226
Kewpie Corp.	5,100	115,138
Key Coffee, Inc.	1,200	25,578
Keyence Corp.	6,460	2,288,394
Kikkoman Corp.	5,000	247,112
Kimoto Co. Ltd.	2,200	3,523
Kimura Chemical Plants Co. Ltd.	1,100	7,046
Kimura Unity Co. Ltd.	200	2,144
Kinden Corp.	5,000	78,229
King Jim Co. Ltd.	1,000	8,035
Kinki Sharyo Co. Ltd. (The)*	100	1,413
Kintetsu Department Store Co. Ltd.	100	3,557
Kintetsu Group Holdings Co. Ltd.	6,600	359,597
Kintetsu World Express, Inc.	2,200	38,632
Kirin Holdings Co. Ltd.	30,000	659,887
Kirindo Holdings Co. Ltd.	500	9,898
Kisoji Co. Ltd.	1,400	38,229
Kissei Pharmaceutical Co. Ltd.	1,200	34,458
Kitagawa Corp.	500	11,095
Kita-Nippon Bank Ltd. (The)	300	6,218

See Notes to Financial Statements.

1010

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Kitano Construction Corp.	300	$7,231
Kitazawa Sangyo Co. Ltd.	1,000	2,494
Kitz Corp. (x)	5,100	36,330
KNT-CT Holdings Co. Ltd.*	400	5,441
Koa Corp.	1,500	18,872
Koatsu Gas Kogyo Co. Ltd.	1,000	8,182
Kobayashi Pharmaceutical Co. Ltd.	1,900	162,100
Kobayashi Yoko Co. Ltd.	300	723
Kobe Bussan Co. Ltd.	3,000	103,539
Kobe Steel Ltd.	12,900	69,929
Koei Tecmo Holdings Co. Ltd.	1,356	35,605
Kohnan Shoji Co. Ltd.	1,100	25,957
Kohsoku Corp.	700	8,440
Koito Manufacturing Co. Ltd.	4,200	197,138
Kojima Co. Ltd.	1,500	7,262
Kokuyo Co. Ltd.	3,400	51,131
KOMAIHALTEC, Inc.	200	3,518
Komatsu Ltd.	254,390	6,185,619
Komatsu Matere Co. Ltd.	2,000	15,057
Komatsu Wall Industry Co. Ltd.	400	8,430
Komeri Co. Ltd.	1,600	34,561
Komori Corp.	3,400	35,360
Konaka Co. Ltd.	1,400	5,502
Konami Holdings Corp.	2,800	115,577
Konica Minolta, Inc.	16,600	108,930
Konishi Co. Ltd.	2,000	28,531
Kosaido Co. Ltd.*	900	6,759
Kose Corp.	1,300	191,432
Kosei Securities Co. Ltd. (The)	200	1,147
Kotobuki Spirits Co. Ltd.	800	59,270
Kourakuen Holdings Corp.	700	13,362
Krosaki Harima Corp.	200	11,817
KRS Corp.	300	5,337
K’s Holdings Corp.	6,800	89,557
Kubota Corp. (x)	37,500	595,693
Kumagai Gumi Co. Ltd.	1,000	30,647
Kumiai Chemical Industry Co. Ltd.	5,140	47,448
Kura Sushi, Inc.	600	29,874
Kurabo Industries Ltd.	1,200	28,063
Kuraray Co. Ltd.	11,900	145,772
Kuraudia Holdings Co. Ltd.	200	891
Kureha Corp.	800	48,447
Kurimoto Ltd.	600	12,005
Kurita Water Industries Ltd.	3,500	104,850
Kusuri no Aoki Holdings Co. Ltd.	800	50,361
KYB Corp. (x)*	700	20,938
Kyocera Corp.	9,800	674,649
Kyodo Printing Co. Ltd.	300	8,206
Kyoei Sangyo Co. Ltd.	100	1,381
Kyoei Steel Ltd.	1,300	25,592
Kyoei Tanker Co. Ltd.	200	1,795
Kyokuto Boeki Kaisha Ltd.	200	4,009
Kyokuto Kaihatsu Kogyo Co. Ltd.	2,300	34,059
Kyokuto Securities Co. Ltd.	1,600	10,941
Kyokuyo Co. Ltd.	500	13,230
KYORIN Holdings, Inc.	3,000	52,708
Kyoritsu Maintenance Co. Ltd. (x)	1,200	57,209
Kyoritsu Printing Co. Ltd.	1,000	1,546
Kyosan Electric Manufacturing Co. Ltd.	2,000	11,523
Kyoto Kimono Yuzen Co. Ltd.	700	2,248
Kyowa Electronic Instruments Co. Ltd.	1,000	4,114
Kyowa Exeo Corp.	3,058	77,875
Kyowa Kirin Co. Ltd.	6,800	161,027
Kyowa Leather Cloth Co. Ltd.	700	5,392
Kyudenko Corp.	2,000	59,546
Kyushu Electric Power Co., Inc.	13,800	120,022
Kyushu Financial Group, Inc. (x)	16,770	72,849
Kyushu Railway Co.	5,600	188,118
Land Business Co. Ltd.	1,000	6,765
LAND Co. Ltd.*	1,300	144
Lasertec Corp.	2,800	143,279
Lawson, Inc.	1,600	91,151
LEC, Inc.	1,200	14,700
Leopalace21 Corp. (x)*	7,300	23,851
Life Corp.	700	16,737
LINE Corp. (x)*	2,100	103,401
Lintec Corp.	900	20,244
Lion Corp.	10,000	195,573
LIXIL Group Corp.	10,040	174,548
Look Holdings, Inc.	400	4,609
M3, Inc.	14,900	453,219
Mabuchi Motor Co. Ltd.	1,600	61,111
Macnica Fuji Electronics Holdings, Inc.	1,850	31,993
Maeda Corp. (x)	8,000	78,708
Maeda Road Construction Co. Ltd.	2,300	56,603
Maezawa Industries, Inc.	900	3,164
Maezawa Kasei Industries Co. Ltd.	900	9,998
Maezawa Kyuso Industries Co. Ltd.	400	8,180
Makino Milling Machine Co. Ltd.	1,200	55,442
Makita Corp.	8,900	312,080
Mandom Corp.	1,400	38,654
Mani, Inc. (x)	3,300	95,062
Marche Corp.	300	2,159
Mars Group Holdings Corp.	600	11,287
Marubeni Construction Material Lease Co. Ltd.	100	1,628
Marubeni Corp.	64,400	480,444
Marubun Corp.	900	5,318
Marudai Food Co. Ltd.	1,200	25,147
Maruha Nichiro Corp.	1,300	33,441
Marui Group Co. Ltd.	6,700	164,517
Maruichi Steel Tube Ltd.	1,600	45,355
Maruka Corp.	400	8,592
Marusan Securities Co. Ltd.	3,900	17,516
Maruwa Co. Ltd.	300	23,441
Maruwn Corp.	600	1,916
Maruyama Manufacturing Co., Inc.	200	2,246
Maruzen CHI Holdings Co. Ltd.	600	2,043
Maruzen Showa Unyu Co. Ltd.	800	23,634
Matsuda Sangyo Co. Ltd.	800	11,928
Matsui Construction Co. Ltd.	1,000	7,482
Matsui Securities Co. Ltd.	1,000	7,970
Matsumotokiyoshi Holdings Co. Ltd.	2,800	109,134
Matsuya Co. Ltd.	2,200	17,757

See Notes to Financial Statements.

1011

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Matsuyafoods Holdings Co. Ltd.	500	$20,846
Max Co. Ltd.	2,000	40,385
Mazda Motor Corp.	22,000	189,922
Mebuki Financial Group, Inc.	32,760	84,421
MEC Co. Ltd.	800	11,140
Medical System Network Co. Ltd.	400	1,988
Medipal Holdings Corp.	7,600	168,780
Megachips Corp.	1,100	18,992
Megmilk Snow Brand Co. Ltd.	2,700	61,924
Meidensha Corp.	800	17,833
Meiji Holdings Co. Ltd.	4,800	326,023
Meiji Shipping Co. Ltd.	1,100	3,756
Meiko Network Japan Co. Ltd.	900	8,556
Meitec Corp.	1,000	56,601
Meito Sangyo Co. Ltd.	600	7,504
Meiwa Corp.	900	5,069
Meiwa Estate Co. Ltd.	700	4,110
Melco Holdings, Inc.	600	17,174
Michinoku Bank Ltd. (The)	600	8,267
Milbon Co. Ltd.	840	47,932
Mimasu Semiconductor Industry Co. Ltd.	1,000	20,238
Minebea Mitsumi, Inc.	13,137	275,302
Ministop Co. Ltd.	900	12,160
Miraca Holdings, Inc. (x)	2,600	64,201
Mirait Holdings Corp. (x)	3,600	54,702
MISUMI Group, Inc.	8,300	207,930
Mitachi Co. Ltd.	200	1,436
Mito Securities Co. Ltd.	3,000	6,129
Mitsuba Corp.	2,000	13,732
Mitsubishi Chemical Holdings Corp.	44,220	332,703
Mitsubishi Corp.	48,210	1,286,724
Mitsubishi Electric Corp.	69,900	964,016
Mitsubishi Estate Co. Ltd.	49,300	948,068
Mitsubishi Gas Chemical Co., Inc.	6,500	100,143
Mitsubishi Heavy Industries Ltd.	11,500	449,607
Mitsubishi Kakoki Kaisha Ltd.	300	5,370
Mitsubishi Logisnext Co. Ltd.	1,000	12,793
Mitsubishi Logistics Corp.	3,000	78,607
Mitsubishi Materials Corp.	4,100	112,334
Mitsubishi Motors Corp.	26,200	110,438
Mitsubishi Paper Mills Ltd.	1,800	8,101
Mitsubishi Pencil Co. Ltd.	2,000	30,150
Mitsubishi Research Institute, Inc.	400	15,922
Mitsubishi Shokuhin Co. Ltd.	1,100	31,333
Mitsubishi Steel Manufacturing Co. Ltd.	700	6,958
Mitsubishi Tanabe Pharma Corp.	8,500	157,084
Mitsubishi UFJ Financial Group, Inc.	478,400	2,611,816
Mitsubishi UFJ Lease & Finance Co. Ltd.	19,700	128,003
Mitsuboshi Belting Ltd.	1,500	29,101
Mitsui & Co. Ltd.	59,400	1,063,848
Mitsui Chemicals, Inc.	5,118	126,237
Mitsui E&S Holdings Co. Ltd.*	3,400	27,850
Mitsui Fudosan Co. Ltd.	35,200	865,624
Mitsui High-Tec, Inc.	1,400	22,110
Mitsui Matsushima Holdings Co. Ltd.	800	8,946
Mitsui Mining & Smelting Co. Ltd.	1,600	43,057
Mitsui OSK Lines Ltd.	4,100	114,146
Mitsui Sugar Co. Ltd.	1,000	20,965
Mitsui-Soko Holdings Co. Ltd.	1,000	18,987
Mitsumura Printing Co. Ltd.	100	1,628
Mitsuuroko Group Holdings Co. Ltd.	1,900	22,628
Miura Co. Ltd.	3,000	104,919
Miyaji Engineering Group, Inc.	400	7,451
Miyakoshi Holdings, Inc.*	300	3,225
Miyazaki Bank Ltd. (The)	800	20,115
Miyoshi Oil & Fat Co. Ltd.	400	4,675
Mizuho Financial Group, Inc.	955,580	1,480,135
Mizuho Leasing Co. Ltd.	1,700	53,587
Mizuno Corp.	1,200	30,515
Mochida Pharmaceutical Co. Ltd.	1,000	40,587
Modec, Inc.	1,000	24,527
Monex Group, Inc. (x)	7,000	17,266
MonotaRO Co. Ltd.	4,900	131,818
Morinaga & Co. Ltd.	1,800	86,807
Morinaga Milk Industry Co. Ltd.	1,300	53,242
Morita Holdings Corp.	2,000	33,574
Morozoff Ltd.	200	9,461
Mory Industries, Inc.	400	9,726
MOS Food Services, Inc. (x)	1,600	44,397
MrMax Holdings Ltd.	1,200	5,423
MS&AD Insurance Group Holdings, Inc.	18,200	604,852
Murata Manufacturing Co. Ltd.	20,795	1,291,087
Musashi Seimitsu Industry Co. Ltd.	2,400	33,287
Musashino Bank Ltd. (The)	1,900	32,962
Mutoh Holdings Co. Ltd.	100	1,588
Nabtesco Corp.	3,800	114,187
NAC Co. Ltd.	400	3,737
Nachi-Fujikoshi Corp.	500	22,157
Nagaileben Co. Ltd.	1,200	26,506
Nagano Bank Ltd. (The)	400	6,096
Nagano Keiki Co. Ltd.	800	6,781
Nagase & Co. Ltd.	3,800	57,006
Nagatanien Holdings Co. Ltd.	500	10,096
Nagoya Railroad Co. Ltd.	4,700	146,638
Naigai Co. Ltd.*	300	1,314
Nakabayashi Co. Ltd.	1,000	5,734
Nakamuraya Co. Ltd.	300	12,052
Nakano Corp.	1,000	4,344
Nakayama Steel Works Ltd.	600	3,021
Nakayamafuku Co. Ltd.	700	3,530
Nakayo, Inc.	200	3,166
Namura Shipbuilding Co. Ltd.	1,024	2,526
Nankai Electric Railway Co. Ltd.	3,200	87,352
Nanto Bank Ltd. (The)	1,100	28,174
Natori Co. Ltd.	600	9,305
NC Holdings Co. Ltd.	300	1,842
NEC Capital Solutions Ltd.	300	6,908
NEC Corp.	8,400	349,436
NEC Networks & System Integration Corp. (x)	1,100	39,179

See Notes to Financial Statements.

1012

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
NET One Systems Co. Ltd.	3,000	$77,226
Neturen Co. Ltd.	1,700	14,050
Nexon Co. Ltd.*	19,700	262,896
Nexyz Group Corp.	500	8,255
NGK Insulators Ltd.	7,400	129,673
NGK Spark Plug Co. Ltd.	6,100	119,805
NH Foods Ltd.	2,500	103,769
NHK Spring Co. Ltd.	9,700	88,827
Nice Holdings, Inc.	500	5,982
Nichia Steel Works Ltd.	1,000	3,184
Nichias Corp.	3,000	76,895
Nichiban Co. Ltd.	500	8,578
Nichicon Corp.	3,900	40,990
Nichiden Corp.	1,000	19,198
Nichiha Corp.	1,200	29,642
NichiiGakkan Co. Ltd.	2,200	33,469
Nichi-iko Pharmaceutical Co. Ltd.	2,100	26,304
Nichimo Co. Ltd.	100	1,866
Nichirei Corp.	3,500	82,141
Nichireki Co. Ltd.	1,000	12,507
Nidec Corp.	8,527	1,177,559
Nifco, Inc.	2,300	63,504
Nihon Chouzai Co. Ltd.	300	10,533
Nihon Dempa Kogyo Co. Ltd.*	900	4,382
Nihon Kohden Corp.	2,600	72,505
Nihon M&A Center, Inc.	5,200	180,185
Nihon Nohyaku Co. Ltd.	2,000	10,694
Nihon Parkerizing Co. Ltd.	3,100	33,552
Nihon Tokushu Toryo Co. Ltd.	1,000	13,897
Nihon Trim Co. Ltd.	200	8,679
Nihon Unisys Ltd.	2,100	66,196
Nihon Yamamura Glass Co. Ltd.	500	6,056
Nikkato Corp.	400	2,838
Nikkiso Co. Ltd.	4,000	53,049
Nikko Co. Ltd.	1,000	7,639
Nikkon Holdings Co. Ltd.	3,000	75,818
Nikon Corp.	12,300	152,144
Nintendo Co. Ltd.	4,400	1,780,572
Nippo Corp.	1,500	32,497
Nippon Air Conditioning Services Co. Ltd.	1,200	9,421
Nippon Beet Sugar Manufacturing Co. Ltd.	700	13,117
Nippon Carbide Industries Co., Inc.	300	4,130
Nippon Carbon Co. Ltd. (x)	600	22,668
Nippon Ceramic Co. Ltd.	800	19,990
Nippon Chemical Industrial Co. Ltd.	400	11,615
Nippon Chemi-Con Corp.	700	13,529
Nippon Chemiphar Co. Ltd.	100	2,679
Nippon Chutetsukan KK*	100	1,189
Nippon Coke & Engineering Co. Ltd.	10,000	7,455
Nippon Concrete Industries Co. Ltd.	1,000	2,632
Nippon Denko Co. Ltd.	5,000	8,007
Nippon Densetsu Kogyo Co. Ltd.	2,000	41,636
Nippon Electric Glass Co. Ltd.	3,200	71,890
Nippon Express Co. Ltd.	2,200	129,989
Nippon Felt Co. Ltd.	700	3,183
Nippon Filcon Co. Ltd.	900	4,390
Nippon Fine Chemical Co. Ltd.	1,000	11,900
Nippon Flour Mills Co. Ltd.	2,000	31,108
Nippon Gas Co. Ltd.	1,100	35,484
Nippon Hume Corp.	1,000	7,869
Nippon Kanzai Co. Ltd.	800	14,534
Nippon Kayaku Co. Ltd.	5,000	62,353
Nippon Kinzoku Co. Ltd.	300	2,595
Nippon Koei Co. Ltd.	800	27,389
Nippon Koshuha Steel Co. Ltd.	500	1,951
Nippon Light Metal Holdings Co. Ltd.	2,800	6,082
Nippon Paint Holdings Co. Ltd.	5,800	301,063
Nippon Paper Industries Co. Ltd.	2,800	47,622
Nippon Parking Development Co. Ltd.	13,000	18,545
Nippon Pillar Packing Co. Ltd.	1,000	13,980
Nippon Piston Ring Co. Ltd.	400	5,905
Nippon Road Co. Ltd. (The)	400	25,144
Nippon Seisen Co. Ltd.	200	6,074
Nippon Sharyo Ltd.*	400	11,964
Nippon Sheet Glass Co. Ltd. (x)	3,800	24,341
Nippon Shinyaku Co. Ltd.	1,900	165,598
Nippon Shokubai Co. Ltd.	1,000	62,491
Nippon Signal Co. Ltd.	2,800	37,649
Nippon Soda Co. Ltd.	1,400	38,203
Nippon Steel Corp.	28,615	435,592
Nippon Steel Trading Corp.	740	36,028
Nippon Suisan Kaisha Ltd.	9,200	55,206
Nippon Systemware Co. Ltd.	400	9,557
Nippon Telegraph & Telephone Corp.	93,440	2,370,936
Nippon Television Holdings, Inc.	3,100	41,712
Nippon Thompson Co. Ltd.	4,000	19,143
Nippon Yakin Kogyo Co. Ltd.	650	13,980
Nippon Yusen KK	5,900	107,569
Nipro Corp.	4,800	58,092
Nishimatsu Construction Co. Ltd.	2,200	50,011
Nishimatsuya Chain Co. Ltd.	700	6,043
Nishi-Nippon Financial Holdings, Inc.	4,000	31,549
Nissan Chemical Corp.	3,800	160,701
Nissan Motor Co. Ltd.	82,020	480,170
Nissan Shatai Co. Ltd.	900	8,656
Nissan Tokyo Sales Holdings Co. Ltd.	1,000	2,623
Nissei Plastic Industrial Co. Ltd.	1,000	9,249
Nissha Co. Ltd. (x)	2,200	22,698
Nisshin Group Holdings Co. Ltd.	1,400	7,074
Nisshin Oillio Group Ltd. (The)	1,200	41,802
Nisshin Seifun Group, Inc.	8,305	145,684
Nisshinbo Holdings, Inc.	4,368	42,010
Nissin Corp.	800	14,004
Nissin Electric Co. Ltd.	2,000	24,960
Nissin Foods Holdings Co. Ltd.	2,900	216,723
Nissin Kogyo Co. Ltd.	2,100	42,906
Nissui Pharmaceutical Co. Ltd.	500	5,959
Nitori Holdings Co. Ltd.	3,000	475,588
Nitta Corp.	1,100	32,902
Nittetsu Mining Co. Ltd.	300	13,916
Nitto Boseki Co. Ltd.	1,000	42,796

See Notes to Financial Statements.

1013

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Nitto Denko Corp.	4,720	$268,461
Nitto Fuji Flour Milling Co. Ltd.	100	5,817
Nitto Kogyo Corp.	1,800	42,111
Nitto Kohki Co. Ltd.	700	15,120
Nitto Seiko Co. Ltd.	1,000	5,899
Nitto Seimo Co. Ltd.	100	1,570
Nittoc Construction Co. Ltd.	750	5,916
NOF Corp.	2,900	97,418
Nohmi Bosai Ltd.	1,000	22,622
NOK Corp.	5,000	75,514
Nomura Co. Ltd.	4,000	53,564
Nomura Holdings, Inc.	122,600	635,708
Nomura Real Estate Holdings, Inc.	4,100	98,863
Nomura Research Institute Ltd.	12,009	258,405
Noritake Co. Ltd.	600	25,843
Noritsu Koki Co. Ltd.	1,100	15,327
Noritz Corp.	2,300	30,947
North Pacific Bank Ltd.	2,400	5,412
NS Solutions Corp.	1,000	33,132
NS United Kaiun Kaisha Ltd.	400	8,276
NSD Co. Ltd.	2,260	37,398
NSK Ltd.	14,500	138,921
NTN Corp.	13,000	41,277
NTT Data Corp.	18,200	245,726
NTT DOCOMO, Inc.	52,000	1,453,923
Obara Group, Inc.	800	27,205
Obayashi Corp.	21,300	238,573
OBIC Business Consultants Co. Ltd. (x)	1,200	56,988
Obic Co. Ltd.	2,400	326,023
Odakyu Electric Railway Co. Ltd.	10,499	246,495
Oenon Holdings, Inc.	3,000	10,961
Ogaki Kyoritsu Bank Ltd. (The)	1,600	35,150
Ohara, Inc. (x)	400	5,401
Ohashi Technica, Inc.	600	8,294
OIE Sangyo Co. Ltd.	300	4,045
Oiles Corp.	1,560	23,876
Oita Bank Ltd. (The)	700	17,929
Oizumi Corp.	400	2,260
Oji Holdings Corp.	27,800	152,234
Okabe Co. Ltd.	2,700	22,787
Okamoto Industries, Inc.	800	29,856
Okamura Corp.	4,000	41,011
Okasan Securities Group, Inc.	6,000	21,702
Okaya Electric Industries Co. Ltd.*	600	2,132
Oki Electric Industry Co. Ltd.	3,600	50,328
Okinawa Electric Power Co., Inc. (The)	2,165	40,807
OKK Corp.	400	2,448
OKUMA Corp.	1,000	53,380
Okumura Corp.	1,300	36,013
Okura Industrial Co. Ltd.	600	11,066
Okuwa Co. Ltd.	1,000	13,474
Olympic Group Corp.	800	4,830
Olympus Corp.	115,300	1,792,294
Omron Corp.	8,900	525,866
Ono Pharmaceutical Co. Ltd.	16,000	368,432
ONO Sokki Co. Ltd.	500	2,526
Onoken Co. Ltd.	1,000	13,078
Onward Holdings Co. Ltd.	1,000	6,001
Open House Co. Ltd. (x)	2,000	57,614
Optex Group Co. Ltd.	1,600	24,371
Oracle Corp.	1,300	119,047
Organo Corp.	400	24,776
Orient Corp.	16,500	25,056
Oriental Land Co. Ltd.	7,200	986,020
Origin Co. Ltd.	200	2,798
ORIX Corp.	41,900	698,365
Osaka Gas Co. Ltd.	13,200	254,026
Osaka Soda Co. Ltd.	1,000	28,991
Osaka Steel Co. Ltd.	800	10,963
OSAKA Titanium Technologies Co. Ltd.	1,100	15,560
Osaki Electric Co. Ltd.	1,000	6,350
OSG Corp.	2,200	42,317
OSJB Holdings Corp.	450	1,122
Otsuka Corp.	4,200	169,113
Otsuka Holdings Co. Ltd.	13,300	597,707
Outsourcing, Inc.	3,000	31,973
Oyo Corp.	1,200	16,886
Pacific Industrial Co. Ltd.	2,000	27,518
Pacific Metals Co. Ltd.	899	21,214
Pack Corp. (The)	900	32,718
PAL GROUP Holdings Co. Ltd.	700	24,578
PALTAC Corp.	1,050	50,637
Pan Pacific International Holdings Corp.	16,700	278,346
Panasonic Corp.	79,385	752,168
Paramount Bed Holdings Co. Ltd.	900	37,854
Parco Co. Ltd.	500	8,490
Paris Miki Holdings, Inc.	1,500	4,349
Park24 Co. Ltd. (x)	4,000	98,256
Pasco Corp.*	200	3,668
Pasona Group, Inc.	1,000	14,689
Pegasus Sewing Machine Manufacturing Co. Ltd.	1,200	5,577
Penta-Ocean Construction Co. Ltd.	10,300	64,177
PeptiDream, Inc.*	3,400	175,234
Persol Holdings Co. Ltd.	6,400	120,808
PIA Corp.	300	13,212
Pigeon Corp.	4,300	158,893
Pilot Corp.	1,100	44,747
Piolax, Inc.	1,500	29,267
Plenus Co. Ltd.	1,500	27,044
Pola Orbis Holdings, Inc.	3,000	72,173
Poplar Co. Ltd.*	300	1,461
Press Kogyo Co. Ltd.	5,000	20,110
Prima Meat Packers Ltd.	1,400	32,689
Pronexus, Inc.	1,300	15,374
PS Mitsubishi Construction Co. Ltd.	800	5,404
Raito Kogyo Co. Ltd.	800	11,663
Raiznext Corp.	2,600	31,802
Rakuten, Inc. (x)	31,300	269,343
Rasa Corp.	500	4,519
Rasa Industries Ltd.	400	5,787
Recruit Holdings Co. Ltd.	48,600	1,833,431
Relia, Inc.	1,600	20,439
Relo Group, Inc.	3,600	101,054
Renaissance, Inc.	500	8,053

See Notes to Financial Statements.

1014

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Renesas Electronics Corp.*	35,300	$243,661
Rengo Co. Ltd.	5,800	44,519
Renown, Inc.*	2,500	2,554
Resol Holdings Co. Ltd.	100	3,810
Resona Holdings, Inc.	70,500	310,796
Resorttrust, Inc.	3,800	64,875
Restar Holdings Corp.	700	13,078
Rheon Automatic Machinery Co. Ltd.	1,000	14,514
Rhythm Watch Co. Ltd.	600	5,290
Ricoh Co. Ltd.	16,400	179,916
Ricoh Leasing Co. Ltd.	800	30,371
Right On Co. Ltd.	900	4,970
Riken Corp.	400	15,370
Riken Keiki Co. Ltd.	1,000	21,766
Riken Technos Corp.	2,000	9,903
Ringer Hut Co. Ltd. (x)	900	20,873
Rinnai Corp.	1,700	133,772
Riso Kagaku Corp.	1,800	31,989
Riso Kyoiku Co. Ltd.	3,900	13,855
Rock Field Co. Ltd.	1,200	16,898
Rohm Co. Ltd.	3,100	250,499
Rohto Pharmaceutical Co. Ltd.	3,300	100,833
Roland DG Corp.	500	10,032
Round One Corp.	3,300	32,133
Royal Holdings Co. Ltd. (x)	1,800	40,952
Ryobi Ltd.	1,400	25,177
Ryoden Corp.	500	7,643
Ryohin Keikaku Co. Ltd.	9,100	214,068
Ryosan Co. Ltd.	700	18,206
Ryoyo Electro Corp.	1,600	29,878
S Foods, Inc.	500	13,120
Sagami Holdings Corp.	1,000	12,563
Saibu Gas Co. Ltd.	1,300	30,414
Saizeriya Co. Ltd.	1,600	39,214
Sakai Chemical Industry Co. Ltd.	800	18,429
Sakai Heavy Industries Ltd.	200	5,568
Sakai Moving Service Co. Ltd.	400	25,659
Sakai Ovex Co. Ltd.	300	5,177
Sakata INX Corp.	2,000	21,867
Sakata Seed Corp.	1,100	37,104
Sala Corp.	1,000	5,881
San Holdings, Inc.	400	5,121
San ju San Financial Group, Inc.	990	15,790
San-A Co. Ltd.	800	35,820
San-Ai Oil Co. Ltd.	2,000	21,978
Sanden Holdings Corp.*	1,400	10,939
Sangetsu Corp.	1,800	34,226
San-In Godo Bank Ltd. (The)	7,000	43,164
Sanix, Inc. (x)*	1,800	6,113
Sanken Electric Co. Ltd.	300	9,263
Sanki Engineering Co. Ltd.	3,000	42,603
Sanko Metal Industrial Co. Ltd.	100	2,421
Sankyo Co. Ltd.	700	23,354
Sankyo Seiko Co. Ltd.	2,000	11,026
Sankyo Tateyama, Inc.	1,700	19,244
Sankyu, Inc.	1,700	86,052
Sanoh Industrial Co. Ltd. (x)	1,400	16,325
Sanrio Co. Ltd. (x)	2,000	39,556
Sanritsu Corp.	300	2,112
Sanshin Electronics Co. Ltd.	1,500	24,711
Santen Pharmaceutical Co. Ltd.	13,400	257,258
Sanwa Holdings Corp.	8,800	99,537
Sanyo Chemical Industries Ltd.	600	29,930
Sanyo Industries Ltd.	100	1,865
Sanyo Shokai Ltd.*	600	7,648
Sanyo Special Steel Co. Ltd.	1,200	17,450
Sapporo Holdings Ltd.	2,500	59,339
Sata Construction Co. Ltd.	800	3,578
Sato Holdings Corp.	1,200	37,881
Sato Shoji Corp.	1,000	9,516
Satori Electric Co. Ltd.	900	7,960
Sawai Pharmaceutical Co. Ltd.	1,800	114,638
Saxa Holdings, Inc.	300	5,384
SB Technology Corp.	400	7,429
SBI Holdings, Inc.	7,860	167,465
SCREEN Holdings Co. Ltd.	1,300	89,614
Scroll Corp.	1,700	6,086
SCSK Corp.	1,532	79,945
Secom Co. Ltd.	7,100	638,873
Sega Sammy Holdings, Inc.	6,700	97,613
Seibu Holdings, Inc.	8,500	140,422
Seika Corp.	800	9,925
Seikagaku Corp.	2,400	27,257
Seikitokyu Kogyo Co. Ltd.	600	5,025
Seiko Epson Corp.	8,400	127,946
Seiko Holdings Corp.	1,200	32,282
Seino Holdings Co. Ltd.	5,000	67,967
Seiren Co. Ltd.	3,200	46,474
Sekisui Chemical Co. Ltd.	15,400	269,860
Sekisui House Ltd.	23,400	502,544
Sekisui Jushi Corp.	1,000	21,324
Sekisui Plastics Co. Ltd.	1,000	7,639
Senko Group Holdings Co. Ltd.	4,000	34,347
Senshu Ikeda Holdings, Inc.	6,880	13,170
Senshukai Co. Ltd. (x)	2,200	10,630
Seven & i Holdings Co. Ltd.	27,236	1,003,412
Seven Bank Ltd.	26,000	85,666
SG Holdings Co. Ltd.	6,700	151,691
Sharp Corp.	8,100	125,613
Shibaura Mechatronics Corp.	200	7,372
Shibusawa Warehouse Co. Ltd. (The)	600	13,076
Shibuya Corp.	700	19,746
Shiga Bank Ltd. (The)	200	5,130
Shikibo Ltd.	700	6,494
Shikoku Bank Ltd. (The)	1,600	15,373
Shikoku Chemicals Corp.	1,000	12,701
Shikoku Electric Power Co., Inc.	7,600	75,402
Shima Seiki Manufacturing Ltd.	900	21,147
Shimachu Co. Ltd.	100	2,745
Shimadzu Corp.	8,000	253,279
Shimamura Co. Ltd.	800	61,258
Shimano, Inc.	2,600	425,217
Shimizu Bank Ltd. (The)	400	8,014
Shimizu Corp.	21,100	216,719
Shimojima Co. Ltd.	800	8,754
Shin Nippon Air Technologies Co. Ltd.	900	17,958
Shin Nippon Biomedical Laboratories Ltd.*	700	4,065
Shinagawa Refractories Co. Ltd.	300	9,774
Shindengen Electric Manufacturing Co. Ltd.	400	13,989

See Notes to Financial Statements.

1015

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Shin-Etsu Chemical Co. Ltd.	12,000	$1,331,922
Shin-Etsu Polymer Co. Ltd.	2,500	25,632
Shingakukai Holdings Co. Ltd.	600	2,938
Shin-Keisei Electric Railway Co. Ltd.	200	4,385
Shinko Electric Industries Co. Ltd.	3,100	36,805
Shinko Shoji Co. Ltd.	2,200	17,960
Shinmaywa Industries Ltd.	1,800	24,535
Shinnihon Corp.	1,600	13,901
Shinsei Bank Ltd.	4,900	75,537
Shinsho Corp.	300	7,783
Shinwa Co. Ltd.	600	13,165
Shinyei Kaisha*	100	674
Shionogi & Co. Ltd.	8,800	548,061
Ship Healthcare Holdings, Inc.	1,500	69,716
Shiseido Co. Ltd.	14,200	1,017,021
Shizuoka Bank Ltd. (The)	13,900	104,645
Shizuoka Gas Co. Ltd.	3,000	26,257
SHO-BOND Holdings Co. Ltd. (x)	1,800	75,211
Shobunsha Publications, Inc.*	700	2,603
Shochiku Co. Ltd. (x)	400	60,669
Shoko Co. Ltd.*	400	2,695
Showa Corp.	2,600	54,367
Showa Denko KK(x)	4,500	120,064
Showa Sangyo Co. Ltd.	1,000	28,715
Shuei Yobiko Co. Ltd.*	200	854
Siix Corp.	1,400	19,624
Sinanen Holdings Co. Ltd.	400	7,477
Sinfonia Technology Co. Ltd.	1,400	17,794
Sintokogio Ltd.	2,600	25,389
SK Japan Co. Ltd.	200	849
SKY Perfect JSAT Holdings, Inc.	9,000	40,173
Skylark Holdings Co. Ltd. (x)	7,900	155,230
SMC Corp.	2,200	1,018,250
SMK Corp.	300	8,162
SMS Co. Ltd.	2,800	77,953
SNT Corp.	2,400	9,896
Soda Nikka Co. Ltd.	1,000	5,936
Softbank Corp.	64,200	862,362
SoftBank Group Corp.	55,312	2,421,093
Softbrain Co. Ltd.	2,000	11,541
Sogo Medical Holdings Co. Ltd.	800	14,821
Sohgo Security Services Co. Ltd.	2,900	158,005
Sojitz Corp.	39,100	126,669
Sompo Holdings, Inc.	13,050	516,451
Sony Corp.	44,800	3,051,537
Sony Financial Holdings, Inc.	5,500	133,027
Soshin Electric Co. Ltd.	600	2,706
Sotetsu Holdings, Inc.	3,000	81,865
Space Value Holdings Co. Ltd.	2,000	9,884
SPK Corp.	200	5,386
Square Enix Holdings Co. Ltd.	2,800	139,929
SRA Holdings	600	14,854
ST Corp.	600	9,515
St Marc Holdings Co. Ltd.	800	17,155
Stanley Electric Co. Ltd.	5,400	158,042
Star Micronics Co. Ltd.	2,300	33,339
Starzen Co. Ltd.	400	16,272
Stella Chemifa Corp.	500	14,818
Studio Alice Co. Ltd.	500	8,739
Subaru Corp.	21,700	541,926
Sugi Holdings Co. Ltd.	1,500	79,518
Sugimoto & Co. Ltd.	600	11,596
SUMCO Corp.	8,000	134,444
Sumida Corp.	700	8,298
Suminoe Textile Co. Ltd.	300	8,015
Sumiseki Holdings, Inc.	3,800	5,351
Sumitomo Bakelite Co. Ltd.	1,200	45,447
Sumitomo Chemical Co. Ltd.	44,000	201,666
Sumitomo Corp.	42,680	637,912
Sumitomo Dainippon Pharma Co. Ltd.	4,700	92,136
Sumitomo Densetsu Co. Ltd.	900	24,361
Sumitomo Electric Industries Ltd.	23,100	351,214
Sumitomo Forestry Co. Ltd.	4,800	71,345
Sumitomo Heavy Industries Ltd.	4,000	115,227
Sumitomo Metal Mining Co. Ltd.	8,700	283,768
Sumitomo Mitsui Construction Co. Ltd.	7,200	42,078
Sumitomo Mitsui Financial Group, Inc.	47,850	1,778,273
Sumitomo Mitsui Trust Holdings, Inc.	13,141	524,527
Sumitomo Osaka Cement Co. Ltd.	1,300	57,130
Sumitomo Precision Products Co. Ltd.	200	6,231
Sumitomo Realty & Development Co. Ltd.	15,900	557,828
Sumitomo Riko Co. Ltd.	2,000	18,223
Sumitomo Rubber Industries Ltd.	7,284	89,630
Sumitomo Seika Chemicals Co. Ltd.	400	13,050
Sumitomo Warehouse Co. Ltd. (The)	4,500	60,922
Sun Frontier Fudousan Co. Ltd.	1,000	12,047
Sundrug Co. Ltd.	2,300	83,719
Suntory Beverage & Food Ltd.	4,700	196,599
Sun-Wa Technos Corp.	600	6,268
Suruga Bank Ltd.*	5,500	25,208
Sushiro Global Holdings Ltd.	800	68,989
Suzuden Corp.	300	4,111
Suzuken Co. Ltd.	3,190	131,088
Suzuki Motor Corp.	14,000	588,450
SWCC Showa Holdings Co. Ltd.	1,500	20,639
Sysmex Corp.	4,900	335,927
Systena Corp.	4,000	65,381
T Hasegawa Co. Ltd.	1,600	31,380
T RAD Co. Ltd.	400	7,562
T&D Holdings, Inc.	21,600	277,318
Tac Co. Ltd.	700	1,430
Tachibana Eletech Co. Ltd.	840	14,395
Tachi-S Co. Ltd.	1,600	21,116
Tadano Ltd. (x)	5,000	46,063
Taihei Dengyo Kaisha Ltd.	500	10,662
Taiheiyo Cement Corp.	4,478	132,500
Taiheiyo Kouhatsu, Inc.	400	3,004
Taiho Kogyo Co. Ltd.	800	6,420
Taikisha Ltd.	1,000	35,847
Taiko Pharmaceutical Co. Ltd.	400	12,057
Taisei Corp.	7,000	292,808

See Notes to Financial Statements.

1016

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Taisei Lamick Co. Ltd.	300	$8,145
Taisho Pharmaceutical Holdings Co. Ltd.	1,400	104,496
Taiyo Holdings Co. Ltd.	900	36,901
Taiyo Nippon Sanso Corp.	6,600	147,483
Taiyo Yuden Co. Ltd. (x)	3,000	92,633
Takachiho Koheki Co. Ltd.	500	5,278
Takadakiko Co. Ltd.	100	2,555
Takamatsu Construction Group Co. Ltd.	1,000	26,027
Takano Co. Ltd.	400	3,015
Takaoka Toko Co. Ltd.	400	4,414
Taka-Q Co. Ltd.*	500	865
Takara & Co. Ltd.	700	11,158
Takara Bio, Inc.	1,700	32,184
Takara Holdings, Inc.	6,000	55,497
Takara Leben Co. Ltd.	4,400	20,531
Takara Standard Co. Ltd.	2,500	45,373
Takasago International Corp.	800	18,760
Takasago Thermal Engineering Co. Ltd.	1,900	34,274
Takashima & Co. Ltd.	200	3,431
Takashimaya Co. Ltd.	5,300	59,900
Take And Give Needs Co. Ltd.	600	6,892
Takeda Pharmaceutical Co. Ltd.	59,100	2,356,276
Takihyo Co. Ltd.	200	3,442
Takuma Co. Ltd.	4,000	48,300
Tamron Co. Ltd.	1,200	27,820
Tamura Corp.	3,000	19,741
Tanaka Co. Ltd.	300	2,016
Tanseisha Co. Ltd.	1,950	23,708
Tatsuta Electric Wire and Cable Co. Ltd.	2,000	11,155
Taya Co. Ltd.*	200	1,134
Tayca Corp.	1,000	17,827
TBK Co. Ltd.	1,000	4,197
TDC Soft, Inc.	800	7,952
TDK Corp.	3,400	387,704
Teac Corp.*	600	1,182
TechnoPro Holdings, Inc.	1,500	105,610
Teijin Ltd.	5,200	97,869
Teikoku Electric Manufacturing Co. Ltd.	800	10,683
Teikoku Sen-I Co. Ltd.	1,000	21,748
Teikoku Tsushin Kogyo Co. Ltd.	400	4,547
Tekken Corp.	800	20,778
Ten Allied Co. Ltd.*	800	3,262
Tenma Corp.	1,100	20,420
Terumo Corp.	19,800	707,956
T-Gaia Corp.	600	14,656
THK Co. Ltd.	4,000	109,263
Tigers Polymer Corp.	600	3,396
TIS, Inc.	2,300	136,110
Titan Kogyo Ltd.	100	2,486
TKC Corp.	900	43,155
Toa Corp./Hyogo	1,000	10,602
Toa Corp./Tokyo	1,100	16,714
TOA ROAD Corp.	200	6,590
Toabo Corp.	400	2,047
Toagosei Co. Ltd.	3,900	45,585
Tobishima Corp.	800	11,044
Tobu Railway Co. Ltd.	6,800	247,517
TOC Co. Ltd.	4,700	38,887
Tocalo Co. Ltd.	2,400	24,827
Tochigi Bank Ltd. (The)	6,000	13,032
Toda Corp.	8,800	58,799
Toda Kogyo Corp.	100	1,963
Toei Co. Ltd.	200	29,893
Toenec Corp.	200	7,096
Toho Bank Ltd. (The)	10,000	25,125
Toho Co. Ltd.	4,100	171,502
Toho Co. Ltd./Kobe	400	7,352
Toho Gas Co. Ltd.	3,200	131,352
Toho Holdings Co. Ltd.	1,900	42,440
Toho Titanium Co. Ltd.	2,100	18,129
Toho Zinc Co. Ltd.	700	13,355
Tohoku Bank Ltd. (The)	600	5,826
Tohoku Electric Power Co., Inc.	15,700	156,343
Tohto Suisan Co. Ltd.	200	4,961
Tokai Carbon Co. Ltd. (x)	6,400	64,498
TOKAI Holdings Corp.	2,000	20,229
Tokai Rika Co. Ltd.	2,900	57,303
Tokai Senko KK	100	1,049
Tokai Tokyo Financial Holdings, Inc.	9,600	28,891
Token Corp.	520	35,271
Tokio Marine Holdings, Inc.	25,300	1,424,791
Tokushu Tokai Paper Co. Ltd.	800	29,893
Tokuyama Corp.	2,200	57,969
Tokyo Broadcasting System Holdings, Inc.	3,700	63,542
Tokyo Century Corp.	1,400	75,376
Tokyo Dome Corp.	4,500	44,977
Tokyo Electric Power Co. Holdings, Inc.*	54,600	234,671
Tokyo Electron Ltd.	4,700	1,034,904
Tokyo Energy & Systems, Inc.	1,000	8,449
Tokyo Gas Co. Ltd.	13,500	329,440
Tokyo Individualized Educational Institute, Inc.	900	5,898
Tokyo Keiki, Inc.	800	7,562
Tokyo Kikai Seisakusho Ltd.	300	1,022
Tokyo Kiraboshi Financial Group, Inc.	1,451	20,419
Tokyo Ohka Kogyo Co. Ltd.	1,300	51,208
Tokyo Rakutenchi Co. Ltd.	200	11,909
Tokyo Rope Manufacturing Co. Ltd.	800	9,579
Tokyo Sangyo Co. Ltd.	1,000	5,697
Tokyo Seimitsu Co. Ltd.	800	31,365
Tokyo Steel Manufacturing Co. Ltd.	3,800	27,629
Tokyo Tatemono Co. Ltd.	7,591	119,396
Tokyo Tekko Co. Ltd.	400	5,817
Tokyo Theatres Co., Inc.	400	5,209
Tokyotokeiba Co. Ltd.	800	25,328
Tokyu Construction Co. Ltd.	4,940	35,508
Tokyu Corp.	18,000	334,471
Tokyu Fudosan Holdings Corp.	20,000	138,972
Toli Corp.	3,000	8,835
Tomato Bank Ltd.	400	4,064
Tomen Devices Corp.	100	3,092
Tomoe Corp.	1,800	7,968
Tomoe Engineering Co. Ltd.	400	8,368

See Notes to Financial Statements.

1017

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Tomoegawa Co. Ltd.	400	$3,203
Tomoku Co. Ltd.	800	14,004
TOMONY Holdings, Inc.	9,400	35,989
Tomy Co. Ltd.	3,700	48,253
Tonami Holdings Co. Ltd.	200	9,958
Top Culture Co. Ltd.*	400	1,259
Topcon Corp.	2,800	36,670
Toppan Forms Co. Ltd.	2,600	29,337
Toppan Printing Co. Ltd.	9,200	191,443
Topre Corp.	2,500	40,748
Topy Industries Ltd. (x)	1,000	18,573
Toray Industries, Inc.	49,800	339,669
Torigoe Co. Ltd. (The)	1,200	9,785
Torii Pharmaceutical Co. Ltd.	800	22,530
Torishima Pump Manufacturing Co. Ltd.	1,500	12,715
Tose Co. Ltd.	300	2,430
Toshiba Machine Co. Ltd.	1,400	38,139
Toshiba Plant Systems & Services Corp. (x)	2,000	48,926
Toshiba TEC Corp.	600	24,960
Tosoh Corp.	10,700	166,918
Totetsu Kogyo Co. Ltd.	1,000	29,267
TOTO Ltd.	5,400	230,601
Totoku Electric Co. Ltd.	100	2,137
Tottori Bank Ltd. (The)	300	3,841
Toukei Computer Co. Ltd.	200	6,534
Tow Co. Ltd.	600	5,191
Towa Bank Ltd. (The)	1,300	10,433
Towa Corp.	1,200	13,054
Towa Pharmaceutical Co. Ltd.	1,800	47,147
Toyo Construction Co. Ltd.	3,600	17,328
Toyo Corp.	1,600	19,953
Toyo Denki Seizo KK	400	5,702
Toyo Engineering Corp.*	1,600	10,499
Toyo Ink SC Holdings Co. Ltd.	200	4,909
Toyo Kanetsu KK	600	13,270
Toyo Logistics Co. Ltd.	1,000	3,092
Toyo Machinery & Metal Co. Ltd.	1,000	5,034
Toyo Securities Co. Ltd.	4,000	5,522
Toyo Seikan Group Holdings Ltd.	4,800	83,494
Toyo Shutter Co. Ltd.	200	1,312
Toyo Sugar Refining Co. Ltd.	200	2,194
Toyo Suisan Kaisha Ltd.	3,100	132,097
Toyo Tanso Co. Ltd.	700	14,650
Toyo Tire Corp. (x)	5,000	72,477
Toyo Wharf & Warehouse Co. Ltd.	300	3,923
Toyobo Co. Ltd.	1,700	26,066
Toyoda Gosei Co. Ltd.	2,400	60,632
Toyota Boshoku Corp.	1,800	29,239
Toyota Industries Corp.	5,700	332,069
Toyota Motor Corp.	149,128	10,587,395
Toyota Tsusho Corp.	7,800	277,097
TPR Co. Ltd.	1,500	29,847
Transcosmos, Inc.	1,600	43,705
Trend Micro, Inc.	3,400	175,234
Trusco Nakayama Corp. (x)	1,400	36,103
TS Tech Co. Ltd.	2,300	72,500
TSI Holdings Co. Ltd.	4,825	24,646
Tsubakimoto Chain Co.	1,200	42,686
Tsubakimoto Kogyo Co. Ltd.	200	7,915
Tsudakoma Corp.	300	3,495
Tsugami Corp.	3,000	30,896
Tsukamoto Corp. Co. Ltd.	200	2,058
Tsukishima Kikai Co. Ltd.	2,000	30,390
Tsukuba Bank Ltd.	5,400	11,928
Tsumura & Co.	2,700	79,766
Tsuruha Holdings, Inc.	1,500	193,548
Tsutsumi Jewelry Co. Ltd.	500	9,797
TV Asahi Holdings Corp.	3,000	55,966
Tv Tokyo Holdings Corp.	500	11,233
TYK Corp.	1,000	3,138
UACJ Corp.	1,226	28,186
Ube Industries Ltd.	900	19,705
Uchida Yoko Co. Ltd.	400	27,574
Ueki Corp.	100	2,351
Ulvac, Inc.	1,200	47,987
Unicafe, Inc.	300	2,742
Unicharm Corp.	13,700	466,522
Uniden Holdings Corp.	300	5,345
Unipres Corp.	1,600	22,707
United Arrows Ltd.	1,100	31,282
United Super Markets Holdings, Inc. (x)	3,520	31,133
Unitika Ltd.*	2,900	10,089
Unizo Holdings Co. Ltd.	1,100	51,834
Ushio, Inc.	3,900	58,291
USS Co. Ltd.	7,300	138,804
Utoc Corp.	900	4,738
Valor Holdings Co. Ltd.	2,400	47,181
Valqua Ltd.	1,000	24,159
Vital KSK Holdings, Inc.	2,300	22,205
Wacoal Holdings Corp.	500	13,515
Wacom Co. Ltd.	8,000	32,764
Wakachiku Construction Co. Ltd.	700	11,287
Wakamoto Pharmaceutical Co. Ltd.*	1,000	2,531
Warabeya Nichiyo Holdings Co. Ltd.	700	11,229
Watabe Wedding Corp.	300	1,577
WATAMI Co. Ltd.	1,400	16,712
Weathernews, Inc.	300	9,691
Welcia Holdings Co. Ltd.	2,000	127,928
West Japan Railway Co.	6,400	556,094
Wood One Co. Ltd.	400	4,731
Xebio Holdings Co. Ltd.	1,400	17,008
YAC Holdings Co. Ltd.	500	3,488
Yahagi Construction Co. Ltd.	1,700	12,970
Yaizu Suisankagaku Industry Co. Ltd.	600	5,760
Yakult Honsha Co. Ltd.	4,900	271,934
YAMABIKO Corp.	2,000	22,015
Yamada Denki Co. Ltd.	22,372	119,010
Yamagata Bank Ltd. (The)	1,400	20,861
Yamaguchi Financial Group, Inc.	4,000	27,389
Yamaha Corp.	4,200	235,019
Yamaha Motor Co. Ltd.	8,500	172,339
Yamaha Motor Robotics Holdings Co. Ltd.*	900	5,285
Yamaichi Electronics Co. Ltd.	1,200	18,908
Yamanashi Chuo Bank Ltd. (The)	1,400	15,075

See Notes to Financial Statements.

1018

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Yamashita Health Care Holdings, Inc.	100	$1,417
Yamatane Corp.	600	8,990
Yamato Corp.	1,000	6,985
Yamato Holdings Co. Ltd.	11,700	201,039
Yamato International, Inc.	700	2,667
Yamato Kogyo Co. Ltd.	1,200	30,283
Yamaura Corp.	500	4,197
Yamaya Corp.	110	2,347
Yamazaki Baking Co. Ltd.	6,000	107,625
Yamazawa Co. Ltd.	300	4,732
Yamazen Corp.	4,700	47,366
Yaoko Co. Ltd.	1,000	51,355
Yaskawa Electric Corp.	7,600	291,675
Yasuda Logistics Corp.	1,000	9,599
Yellow Hat Ltd.	2,200	39,645
Yodogawa Steel Works Ltd.	1,800	33,828
Yokogawa Bridge Holdings Corp.	2,000	36,887
Yokogawa Electric Corp.	6,400	113,622
Yokohama Reito Co. Ltd.	2,600	23,929
Yokohama Rubber Co. Ltd. (The)	5,000	98,063
Yokowo Co. Ltd.	1,000	29,865
Yomeishu Seizo Co. Ltd.	500	9,065
Yomiuri Land Co. Ltd.	200	8,338
Yondenko Corp.	200	5,360
Yondoshi Holdings, Inc.	900	21,130
Yorozu Corp.	700	9,464
Yoshinoya Holdings Co. Ltd.	3,000	80,125
Yuasa Trading Co. Ltd.	1,200	40,698
Yuken Kogyo Co. Ltd.	200	3,258
Yurtec Corp.	2,000	12,719
Yushin Precision Equipment Co. Ltd.	1,200	11,232
Yushiro Chemical Industry Co. Ltd.	600	8,040
Z Holdings Corp.	95,400	404,762
Zappallas, Inc.*	1,000	3,801
Zenkoku Hosho Co. Ltd.	2,400	102,710
Zenrin Co. Ltd.	2,550	42,713
Zensho Holdings Co. Ltd.	3,200	72,715
Zeon Corp.	7,000	88,003
Zeria Pharmaceutical Co. Ltd.	1,100	21,300
ZOZO, Inc.	4,800	92,196
Zuken, Inc.	800	18,333

		169,399,021

Mexico (0.3%)
Grupo Televisa SAB (ADR)	253,600	2,974,728

Netherlands (4.1%)
ASML Holding NV	37,536	11,102,859
EXOR NV	89,300	6,919,592
ING Groep NV	332,512	3,986,396
Koninklijke Ahold Delhaize NV	94,148	2,354,482
Koninklijke Philips NV	77,392	3,777,998
Royal Dutch Shell plc, Class A	273,252	8,089,573
Royal Dutch Shell plc, Class B	238,597	7,077,841

		43,308,741

New Zealand (0.1%)
a2 Milk Co. Ltd.*	36,645	367,733
Fisher & Paykel Healthcare Corp. Ltd.	7,356	108,920
Fletcher Building Ltd.	17,976	61,812
SKYCITY Entertainment Group Ltd.	12,612	32,216
Spark New Zealand Ltd.	15,442	44,429
Xero Ltd.*	6,287	352,952

		968,062

Russia (0.0%)
Evraz plc	36,843	197,161

South Africa (0.8%)
Anglo American plc	77,660	2,235,331
Naspers Ltd., Class N	37,120	6,071,264

		8,306,595

South Korea (0.9%)
NAVER Corp.*	41,500	6,692,680
Samsung Electronics Co. Ltd.	66,100	3,189,399

		9,882,079

Spain (2.2%)
Amadeus IT Group SA	36,886	3,012,102
Banco Bilbao Vizcaya Argentaria SA	564,723	3,156,480
Banco Santander SA	1,416,755	5,927,619
Iberdrola SA	500,561	5,154,380
Industria de Diseno Textil SA	95,082	3,354,252
Telefonica SA	397,842	2,778,857

		23,383,690

Sweden (1.7%)
Hennes & Mauritz AB, Class B	340,734	6,929,381
SKF AB, Class B	253,400	5,124,084
Volvo AB, Class B	386,200	6,469,412

		18,522,877

Switzerland (3.9%)
Cie Financiere Richemont SA (Registered)	53,100	4,173,162
Coca-Cola HBC AG*	12,214	414,983
Credit Suisse Group AG (Registered)*	842,800	11,412,372
Glencore plc*	5,203,670	16,222,161
Kuehne + Nagel International AG (Registered)	7,800	1,315,313
LafargeHolcim Ltd. (Registered)*	76,079	4,221,370
Nestle SA (Registered)	1,400	151,573
Swatch Group AG (The)(x)	13,140	3,665,840

		41,576,774

Taiwan (0.1%)
Taiwan Semiconductor Manufacturing Co. Ltd.	73,000	806,051

United Arab Emirates (0.0%)
NMC Health plc(x)	5,412	126,672

United Kingdom (19.7%)
3i Group plc	63,846	928,583
Admiral Group plc	12,783	390,968
Ashtead Group plc	218,764	6,995,163
Associated British Foods plc	22,458	772,850
AstraZeneca plc	84,079	8,471,995
Auto Trader Group plc(m)	58,425	460,159

See Notes to Financial Statements.

1019

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
AVEVA Group plc	4,726	$291,468
Aviva plc	249,476	1,383,619
BAE Systems plc	205,993	1,541,104
Barclays plc	1,107,691	2,635,763
Barratt Developments plc	63,007	623,105
Berkeley Group Holdings plc	6,728	433,030
BP plc	1,270,715	7,937,920
British American Tobacco plc	150,454	6,440,100
British Land Co. plc (The) (REIT)	56,016	473,982
BT Group plc	549,585	1,400,925
Bunzl plc	74,321	2,032,902
Burberry Group plc	26,586	776,509
Centrica plc	350,553	414,658
CNH Industrial NV	988,900	10,859,549
Compass Group plc	102,612	2,568,885
Croda International plc	7,859	532,994
DCC plc	6,356	550,950
Diageo plc	148,688	6,303,453
DS Smith plc	87,864	447,150
Experian plc	59,175	2,000,339
G4S plc	993,700	2,869,436
GlaxoSmithKline plc	317,931	7,491,928
Halma plc	24,067	674,563
Hargreaves Lansdown plc	17,932	459,615
HSBC Holdings plc	1,288,953	10,105,788
Imperial Brands plc	61,886	1,532,098
Informa plc	82,435	935,787
InterContinental Hotels Group plc	12,332	850,725
International Consolidated Airlines Group SA	97,719	808,991
Intertek Group plc	10,628	823,836
ITV plc	247,042	494,120
J Sainsbury plc	94,446	287,612
Janus Henderson Group plc (CHDI)	4,692	115,538
JD Sports Fashion plc	24,730	274,310
Johnson Matthey plc	12,467	494,753
Kingfisher plc	137,895	396,363
Land Securities Group plc (REIT)	45,119	591,670
Legal & General Group plc	389,146	1,561,852
Liberty Global plc, Class A*	150,000	3,411,000
Liberty Global plc, Class C*	105,355	2,296,212
Linde plc	47,109	10,082,285
Lloyds Banking Group plc	15,944,279	13,199,870
London Stock Exchange Group plc	20,413	2,095,527
M&G plc*	169,745	533,331
Meggitt plc	34,200	297,539
Melrose Industries plc	324,752	1,032,830
Mondi plc	31,161	731,615
National Grid plc	220,134	2,753,480
Next plc	8,104	753,351
Ocado Group plc*	27,992	474,230
Pearson plc	47,364	399,643
Persimmon plc	19,330	690,042
Phoenix Group Holdings plc	35,637	353,564
Prudential plc	169,745	3,257,993
Reckitt Benckiser Group plc	75,247	6,108,908
RELX plc	122,078	3,081,280
Rentokil Initial plc	113,335	680,060
Rightmove plc	58,982	495,016
Rolls-Royce Holdings plc*	986,924	8,931,334
Rolls-Royce International Ltd. (Preference)(q)(r)*	37,903,678	50,207
Royal Bank of Scotland Group plc	1,808,111	5,755,242
RSA Insurance Group plc	61,051	457,390
Sage Group plc (The)	72,635	720,630
Schroders plc	158,668	7,007,122
Segro plc (REIT)	71,196	846,115
Severn Trent plc	14,862	495,108
Smith & Nephew plc	56,676	1,375,713
Smiths Group plc	133,202	2,976,532
Spirax-Sarco Engineering plc	4,870	573,476
SSE plc	66,864	1,274,051
St James’s Place plc	35,158	542,311
Standard Chartered plc	176,613	1,666,600
Standard Life Aberdeen plc	152,573	663,084
Taylor Wimpey plc	215,824	552,893
Tesco plc	628,516	2,124,622
Unilever NV	124,164	7,135,046
Unilever plc	70,639	4,070,694
United Utilities Group plc	43,733	546,500
Virgin Money UK plc (CHDI)	42,653	104,462
Vodafone Group plc	1,737,977	3,378,598
Whitbread plc	8,497	545,423
Wm Morrison Supermarkets plc	121,946	322,736
WPP plc	499,645	7,058,414

		210,339,187

United States (0.6%)
Amcor plc	53,825	588,105
Carnival plc	9,722	469,266
Ferguson plc	41,822	3,794,723
James Hardie Industries plc (CHDI)	24,166	472,633
News Corp. (CHDI), Class B	2,956	42,462
Reliance Worldwide Corp. Ltd.	38,310	108,612
ResMed, Inc. (CHDI)	23,600	362,693
Sims Metal Management Ltd.	6,752	50,557
Willis Towers Watson plc	3,260	658,324

		6,547,375

Total Common Stocks (88.9%) (Cost $819,311,794)		948,471,695

CLOSED END FUND:
United Kingdom (0.0%)
Scottish Mortgage Investment Trust plc (Cost $591,529)	95,871	735,276

See Notes to Financial Statements.

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EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.5%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $288,419, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $294,160. (xx)	$288,392	$288,392
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $56,485, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $57,610. (xx)	56,480	56,480
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $43,768, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $44,637. (xx)	43,761	43,761
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $500,155, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $510,000. (xx)	500,000	500,000
Societe Generale SA, 1.72%, dated 12/31/19, due 1/7/20, repurchase price $2,000,669, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $2,208,746. (xx)	2,000,000	2,000,000
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $2,000,188, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $2,208,746. (xx)	2,000,000	2,000,000

Total Repurchase Agreements		4,888,633

Total Short-Term Investments (0.5%) (Cost $4,888,633)		4,888,633

Total Investments in Securities (89.4%) (Cost $824,791,956)		954,095,604
Other Assets Less Liabilities (10.6%)		113,169,201

Net Assets (100%)		$1,067,264,805

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $569,632 or 0.1% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $8,953,121. This was collateralized by $4,665,706 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 5/15/49 and by cash of $4,888,633 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

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EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Glossary:

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHDI	—	Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	—	Swiss Franc
EUR	—	European Currency Unit
GBP	—	British Pound
JPY	—	Japanese Yen
KRW	—	Korean (South) Won
NZD	—	New Zealand Dollar
REIT	—	Real Estate Investment Trust
TWD	—	New Taiwan Dollar
USD	—	United States Dollar

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Financials	$190,386,969	17.8%
Industrials	156,948,127	14.7
Consumer Discretionary	156,055,611	14.6
Materials	92,380,840	8.7
Consumer Staples	73,752,225	6.9
Health Care	71,386,052	6.7
Communication Services	69,002,907	6.5
Information Technology	56,536,667	5.3
Energy	48,804,780	4.6
Utilities	22,114,010	2.1
Real Estate	11,103,507	1.0
Repurchase Agreements	4,888,633	0.5
Closed End Fund	735,276	0.0 #
Cash and Other	113,169,201	10.6

		100.0%

#	Less than 0.05%.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Insurance
AXA SA	175,541	3,607,987	431,923	(233,559)	18,742	1,119,175	4,944,268	227,534	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,027	3/2020	EUR	42,957,554	(180,189)
FTSE 100 Index	272	3/2020	GBP	27,018,237	132,767
SPI 200 Index	91	3/2020	AUD	10,541,565	(287,650)
TOPIX Index	168	3/2020	JPY	26,609,728	(28,575)

					(363,647)

See Notes to Financial Statements.

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EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	747,704	USD	510,155	Citibank NA	3/20/2020	15,551
AUD	1,114,885	USD	765,958	Deutsche Bank AG	3/20/2020	17,910
EUR	2,648,612	USD	2,956,941	Citibank NA	3/20/2020	28,434
GBP	1,931,561	USD	2,551,553	Citibank NA	3/20/2020	12,440

Total unrealized appreciation						74,335

USD	7,710	JPY	844,278	UBS AG	1/6/2020	(60)
JPY	233,730,492	USD	2,163,751	Citibank NA	3/19/2020	(3,266)
USD	2,323,668	CHF	2,259,000	JPMorgan Chase Bank	6/17/2020	(38,236)

Total unrealized depreciation						(41,562)

Net unrealized appreciation						32,773

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 8,986,649, CAD 747, CHF 2,084, EUR 39,950,573, GBP 24,081,992, JPY 24,818,536, KRW 1, NZD 594 and TWD 77.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Closed End Fund	$—	$735,276	$—		$735,276
Common Stocks
Australia	—	74,700,372	—	(a)	74,700,372
Belgium	—	5,870,766	—		5,870,766
Canada	7,070,735	—	—		7,070,735
Chile	—	264,604	—		264,604
China	5,475,384	2,352,234	—		7,827,618
Finland	—	4,450,995	—		4,450,995
France	—	136,681,846	—		136,681,846
Germany	—	132,182,744	—		132,182,744
India	—	1,980,911	—		1,980,911
Indonesia	—	2,419,235	—		2,419,235
Ireland	9,251,616	5,900,530	—		15,152,146
Italy	—	23,530,710	—		23,530,710
Japan	—	169,399,021	—		169,399,021
Mexico	2,974,728	—	—		2,974,728
Netherlands	—	43,308,741	—		43,308,741
New Zealand	—	968,062	—		968,062
Russia	—	197,161	—		197,161
South Africa	—	8,306,595	—		8,306,595
South Korea	—	9,882,079	—		9,882,079
Spain	—	23,383,690	—		23,383,690
Sweden	—	18,522,877	—		18,522,877
Switzerland	—	41,576,774	—		41,576,774
Taiwan	—	806,051	—		806,051

See Notes to Financial Statements.

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EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
United Arab Emirates	—	126,672	—	126,672
United Kingdom	5,707,212	204,581,768	50,207	210,339,187
United States	658,324	5,889,051	—	6,547,375
Forward Currency Contracts	—	74,335	—	74,335
Futures	132,767	—	—	132,767
Short-Term Investments
Repurchase Agreements	—	4,888,633	—	4,888,633

Total Assets	$31,270,766	$922,981,733	$50,207	$954,302,706

Liabilities:
Forward Currency Contracts	$—	$(41,562)	$—	$(41,562)
Futures	(496,414)	—	—	(496,414)

Total Liabilities	$(496,414)	$(41,562)	$—	$(537,976)

Total	$30,774,352	$922,940,171	$50,207	$953,764,730

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$74,335
Equity contracts	Receivables, Net assets – Unrealized appreciation	132,767	*

Total		$207,102

	Liability Derivatives
Foreign exchange contracts	Payables	$(41,562)
Equity contracts	Payables, Net assets – Unrealized depreciation	(496,414	)*

Total		$(537,976)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$56,572	$56,572
Equity contracts	16,805,700	—	16,805,700

Total	$16,805,700	$56,572	$16,862,272

See Notes to Financial Statements.

1024

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EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(41,405)	$(41,405)
Equity contracts	2,206,219	—	2,206,219

Total	$2,206,219	$(41,405)	$2,164,814

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $18,795,000 and futures contracts with an average notional balance of approximately $91,746,000 respectively, during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Citibank NA	$56,425	$(3,266)	$—	$53,159
Deutsche Bank AG	17,910	—	—	17,910

Total	$74,335	$(3,266)	$—	$71,069

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank NA	$3,266	$(3,266)	$—	$—
JPMorgan Chase Bank	38,236	—	—	38,236
UBS AG	60	—	—	60

Total	$41,562	$(3,266)	$—	$38,296

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$214,643,613
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$138,506,778

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$207,125,815
Aggregate gross unrealized depreciation	(83,346,085)

Net unrealized appreciation	$123,779,730

Federal income tax cost of investments in securities and derivative instruments, if applicable	$829,985,000

For the year ended December 31, 2019, the Portfolio incurred approximately $127 as brokerage commissions with Sanford C. Bernstein &

Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $3,820,770)	$4,944,268
Unaffiliated Issuers (Cost $816,082,553)	944,262,703
Repurchase Agreements (Cost $4,888,633)	4,888,633
Cash	14,300,432
Foreign cash (Cost $100,767,065)	97,841,253
Cash held as collateral at broker for futures	5,476,280
Dividends, interest and other receivables	2,305,651
Receivable for securities sold	1,423,417
Unrealized appreciation on forward foreign currency contracts	74,335
Receivable for Portfolio shares sold	20,370
Securities lending income receivable	6,253
Other assets	4,049

Total assets	1,075,547,644

LIABILITIES
Payable for return of collateral on securities loaned	4,888,633
Payable for securities purchased	1,676,325
Investment management fees payable	520,356
Due to broker for futures variation margin	451,186
Payable for Portfolio shares redeemed	278,906
Distribution fees payable – Class IB	139,846
Administrative fees payable	107,851
Unrealized depreciation on forward foreign currency contracts	41,562
Accrued India taxes	37,375
Distribution fees payable – Class IA	4,196
Trustees’ fees payable	1,858
Accrued expenses	134,745

Total liabilities	8,282,839

NET ASSETS	$1,067,264,805

Net assets were comprised of:
Paid in capital	$946,932,150
Total distributable earnings (loss)	120,332,655

Net assets	$1,067,264,805

Class IA
Net asset value, offering and redemption price per share, $20,054,386 / 1,493,053 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.43

Class IB
Net asset value, offering and redemption price per share, $667,985,155 / 49,719,851 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.43

Class K
Net asset value, offering and redemption price per share, $379,225,264 / 28,157,862 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.47

(x)	Includes value of securities on loan of $8,953,121.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($227,534 of dividend income received from affiliates) (net of $2,671,383 foreign withholding tax)	$29,686,486
Income from non-cash dividends	2,353,543
Interest	321,974
Securities lending (net)	262,986

Total income	32,624,989

EXPENSES
Investment management fees	5,750,575
Distribution fees – Class IB	1,595,867
Administrative fees	1,183,865
Custodian fees	284,000
Printing and mailing expenses	98,913
Professional fees	85,531
Distribution fees – Class IA	47,396
Trustees’ fees	29,777
Miscellaneous	98,032

Total expenses	9,173,956

NET INVESTMENT INCOME (LOSS)	23,451,033

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($18,742 of realized gain (loss) from affiliates) (net of India tax of $40,289 on realized gain on investments)	15,398,127
Futures contracts	16,805,700
Forward foreign currency contracts	56,572
Foreign currency transactions	(359,336)

Net realized gain (loss)	31,901,063

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $37,375 on unrealized appreciation on investments) ($1,119,175 of change in unrealized appreciation (depreciation) from affiliates)	137,611,435
Futures contracts	2,206,219
Forward foreign currency contracts	(41,405)
Foreign currency translations	743,546

Net change in unrealized appreciation (depreciation)	140,519,795

NET REALIZED AND UNREALIZED GAIN (LOSS)	172,420,858

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$195,871,891

See Notes to Financial Statements.

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EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$23,451,033	$16,972,800
Net realized gain (loss)	31,901,063	5,042,255
Net change in unrealized appreciation (depreciation)	140,519,795	(181,226,969)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	195,871,891	(159,211,914)

Distributions to shareholders:
Class IA	(855,931)	(357,169)
Class IB	(28,523,497)	(12,063,039)
Class K	(15,465,108)	(4,529,301)

Total distributions to shareholders	(44,844,536)	(16,949,509)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 88,625 and 99,474 shares, respectively ]	1,120,125	1,335,086
Capital shares issued in reinvestment of dividends [ 64,363 and 30,231 shares, respectively ]	855,931	357,169
Capital shares repurchased [ (203,221) and (192,053) shares, respectively ]	(2,591,683)	(2,581,997)

Total Class IA transactions	(615,627)	(889,742)

Class IB
Capital shares sold [ 1,124,398 and 1,594,753 shares, respectively ]	14,306,987	21,248,076
Capital shares issued in reinvestment of dividends [ 2,144,377 and 1,020,803 shares, respectively ]	28,523,497	12,063,039
Capital shares repurchased [ (5,436,779) and (5,703,695) shares, respectively ]	(69,755,352)	(77,203,865)

Total Class IB transactions	(26,924,868)	(43,892,750)

Class K
Capital shares sold [ 11,459,934 and 1,840,995 shares, respectively ]	141,619,085	22,244,555
Capital shares issued in reinvestment of dividends [ 1,159,963 and 382,515 shares, respectively ]	15,465,108	4,529,301
Capital shares repurchased [ (2,131,505) and (1,849,489) shares, respectively ]	(27,488,811)	(24,897,954)

Total Class K transactions	129,595,382	1,875,902

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	102,054,887	(42,906,590)

TOTAL INCREASE (DECREASE) IN NET ASSETS	253,082,242	(219,068,013)
NET ASSETS:
Beginning of year	814,182,563	1,033,250,576

End of year	$1,067,264,805	$814,182,563

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019		2018	2017	2016	2015
Net asset value, beginning of year	$11.44		$13.98	$11.54	$11.51	$11.90

Income (loss) from investment operations:
Net investment income (loss) (e)	0.30	#	0.23	0.21	0.21	0.20
Net realized and unrealized gain (loss)	2.28		(2.53)	2.49	(0.13)	(0.58)

Total from investment operations	2.58		(2.30)	2.70	0.08	(0.38)

Less distributions:
Dividends from net investment income	(0.30)		(0.24)	(0.26)	(0.05)	(0.01)
Distributions from net realized gains	(0.29)		—	—	—	—

Total dividends and distributions	(0.59)		(0.24)	(0.26)	(0.05)	(0.01)

Net asset value, end of year	$13.43		$11.44	$13.98	$11.54	$11.51

Total return	22.66%		(16.53)%	23.41%	0.74%	(3.17)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$20,054		$17,659	$22,439	$19,635	$20,886
Ratio of expenses to average net assets:
After waivers (f)	1.03%		1.01%	1.05%	1.02%	1.01%
Before waivers (f)	1.03%		1.02%	1.05%	1.02%	1.01%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.36	%(g)	1.72%	1.57%	1.88%	1.61%
Before waivers (f)	2.36	%(g)	1.70%	1.57%	1.87%	1.61%
Portfolio turnover rate^	16%		42%*	4%	6%	12%

	Year Ended December 31,
Class IB	2019		2018	2017	2016	2015
Net asset value, beginning of year	$11.45		$13.98	$11.54	$11.51	$11.90

Income (loss) from investment operations:
Net investment income (loss) (e)	0.30	#	0.23	0.21	0.21	0.20
Net realized and unrealized gain (loss)	2.27		(2.52)	2.49	(0.13)	(0.58)

Total from investment operations	2.57		(2.29)	2.70	0.08	(0.38)

Less distributions:
Dividends from net investment income	(0.30)		(0.24)	(0.26)	(0.05)	(0.01)
Distributions from net realized gains	(0.29)		—	—	—	—

Total dividends and distributions	(0.59)		(0.24)	(0.26)	(0.05)	(0.01)

Net asset value, end of year	$13.43		$11.45	$13.98	$11.54	$11.51

Total return	22.56%		(16.46)%	23.41%	0.74%	(3.17)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$667,985		$593,864	$768,470	$693,243	$748,925
Ratio of expenses to average net assets:
After waivers (f)	1.03%		1.01%	1.04%	1.02%	1.01%
Before waivers (f)	1.03%		1.02%	1.04%	1.02%	1.01%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.38	%(g)	1.72%	1.59%	1.88%	1.60%
Before waivers (f)	2.38	%(g)	1.70%	1.59%	1.87%	1.60%
Portfolio turnover rate^	16%		42%*	4%	6%	12%

See Notes to Financial Statements.

1028

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019		2018	2017	2016	2015
Net asset value, beginning of year	$11.47		$14.01	$11.57	$11.54	$11.90

Income (loss) from investment operations:
Net investment income (loss) (e)	0.33	#	0.27	0.24	0.24	0.23
Net realized and unrealized gain (loss)	2.30		(2.54)	2.49	(0.13)	(0.58)

Total from investment operations	2.63		(2.27)	2.73	0.11	(0.35)

Less distributions:
Dividends from net investment income	(0.34)		(0.27)	(0.29)	(0.08)	(0.01)
Distributions from net realized gains	(0.29)		—	—	—	—

Total dividends and distributions	(0.63)		(0.27)	(0.29)	(0.08)	(0.01)

Net asset value, end of year	$13.47		$11.47	$14.01	$11.57	$11.54

Total return	22.98%		(16.26)%	23.64%	0.99%	(2.92)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$379,225		$202,659	$242,342	$221,234	$252,048
Ratio of expenses to average net assets:
After waivers (f)	0.78%		0.76%	0.79%	0.77%	0.76%
Before waivers (f)	0.78%		0.77%	0.79%	0.77%	0.76%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.58	%(g)	1.96%	1.84%	2.13%	1.86%
Before waivers (f)	2.58	%(g)	1.95%	1.84%	2.13%	1.86%
Portfolio turnover rate^	16%		42%*	4%	6%	12%
#	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.27, $0.27, and $0.30 for Class IA, Class IB and Class K, respectively.
*

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 22%.

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(g)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.24% lower.

See Notes to Financial Statements.

1029

EQ/INVESCO COMSTOCK PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	24.94%	7.30%	10.90%
Portfolio – Class IB Shares	25.00	7.31	10.84
Portfolio – Class K Shares*	25.30	7.57	8.67
Russell 1000® Value Index	26.54	8.29	11.80

* Date of inception 10/29/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.00% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 26.54% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Strong stock selection in the financials sector was a large contributor to the Portfolio’s performance relative to its benchmark for the year. Citigroup, Inc., Bank of America Corp. and not owning Berkshire Hathaway, Inc. (an underperforming component of the benchmark) were the top individual relative contributors in the sector. Large banks performed well during the year, as interest rates stabilized and investors benefited from return of capital back to shareholders via stock buybacks (reducing outstanding shares) and increased dividends.

•

Stock selection in the industrials sector also boosted the Portfolio’s performance relative to its benchmark for the year. Johnson Controls International plc was notable as the company beat earnings’ estimates in the first half of the year. The stock rallied during the second quarter on the announcement of its earlier-than-expected closing of its Power Solutions business. Other contributors within the sector were Emerson Electric Co. and Eaton Corp. plc, as each outperformed the benchmark for the year.

•

Stock selection in the communication services sector also enhanced Portfolio performance relative to its benchmark. Charter Communications, Inc. was a notable contributor to the sector, as investors were optimistic due to increased margins after the merger with Time Warner Cable LLC. Management also provided guidance on price increases which may help alleviate the negative effects of customer attrition.

What hurt performance during the year:

•

Stock selection in the consumer discretionary sector detracted from Portfolio performance relative to its benchmark. Carnival Corp. and Gap, Inc. were two of the largest detractors in the sector. During the second quarter, the U.S. government imposed new restrictions on travel to Cuba, essentially barring cruise operators from docking in the country. Carnival lowered its full year earnings guidance based on these developments, and shares declined accordingly.

•

Overweight exposure to energy stocks versus the benchmark was the largest relative detractor from Portfolio performance during the year. Energy stocks underperformed during most of the year and it was the worst performing sector in the benchmark. Most of the Portfolio’s exposure to energy is in exploration and production and integrated oil and gas. Our long-term view on energy is that these companies continue to offer attractive valuations and improving prospects, as management continues to move towards a focus on profitability versus production growth.

Portfolio Positioning and Outlook — Invesco Advisers, Inc.

•

At the close of the year, the Portfolio was overweight the financials sector compared to its style-specific benchmark, as we have a favorable view of large banks within financials. We also maintain a constructive view on the long-term prospects for our energy holdings, as we believe supply and demand for oil should balance over time. The Portfolio’s exposure to each sector relative to the benchmark

1030

EQ/INVESCO COMSTOCK PORTFOLIO (Unaudited)

means the Portfolio should be more sensitive to broad moves within these sectors for the foreseeable future.

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	30.1%
Energy	15.7
Health Care	11.0
Industrials	8.6
Information Technology	8.2
Consumer Staples	6.7
Consumer Discretionary	5.8
Communication Services	5.5
Materials	3.2
Investment Company	2.2
Utilities	0.5
Cash and Other	2.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,088.10	$5.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	1,088.60	5.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	1,089.60	3.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1031

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (5.5%)
Diversified Telecommunication Services (1.7%)
AT&T, Inc.	102,892	$4,021,019

Media (3.2%)
Charter Communications, Inc., Class A*	7,363	3,571,644
Comcast Corp., Class A	63,214	2,842,734
ViacomCBS, Inc.	35,832	1,503,869

		7,918,247

Wireless Telecommunication Services (0.6%)
Vodafone Group plc	715,003	1,389,954

Total Communication Services		13,329,220

Consumer Discretionary (5.8%)
Automobiles (2.0%)
General Motors Co.	130,443	4,774,214

Hotels, Restaurants & Leisure (1.9%)
Carnival Corp.	92,166	4,684,798

Internet & Direct Marketing Retail (1.2%)
eBay, Inc.	82,621	2,983,444

Specialty Retail (0.7%)
Advance Auto Parts, Inc.	4,690	751,150
Gap, Inc. (The)	59,097	1,044,835

		1,795,985

Total Consumer Discretionary		14,238,441

Consumer Staples (6.7%)
Food Products (1.3%)
Archer-Daniels-Midland Co.	72,280	3,350,178

Household Products (1.9%)
Kimberly-Clark Corp.	17,946	2,468,472
Reckitt Benckiser Group plc	26,559	2,156,186

		4,624,658

Tobacco (3.5%)
Altria Group, Inc.	38,744	1,933,713
Philip Morris International, Inc.	76,972	6,549,547

		8,483,260

Total Consumer Staples		16,458,096

Energy (15.7%)
Oil, Gas & Consumable Fuels (15.7%)
BP plc (ADR)	129,839	4,900,124
Canadian Natural Resources Ltd.	90,901	2,940,081
Chevron Corp.	43,191	5,204,947
Devon Energy Corp.	118,977	3,089,833
Encana Corp.	365,157	1,712,586
Exxon Mobil Corp.	8,284	578,058
Hess Corp.	52,039	3,476,726
Marathon Oil Corp.	284,685	3,866,022
Noble Energy, Inc.	102,017	2,534,102
Pioneer Natural Resources Co.	5,460	826,480
Royal Dutch Shell plc (ADR), Class A	71,809	4,235,295
Suncor Energy, Inc.	153,745	5,042,836

Total Energy		38,407,090

Financials (30.1%)
Banks (19.1%)
Bank of America Corp.	348,920	12,288,962
Citigroup, Inc.	160,867	12,851,665
Citizens Financial Group, Inc.	80,241	3,258,587
Fifth Third Bancorp	111,199	3,418,257
JPMorgan Chase & Co.	61,601	8,587,179
PNC Financial Services Group, Inc. (The)	15,239	2,432,602
Wells Fargo & Co.	71,950	3,870,910

		46,708,162

Capital Markets (6.3%)
Bank of New York Mellon Corp. (The)	66,667	3,355,350
Goldman Sachs Group, Inc. (The)	14,478	3,328,926
Morgan Stanley	96,515	4,933,847
State Street Corp.	46,017	3,639,945

		15,258,068

Consumer Finance (0.6%)
Ally Financial, Inc.	50,397	1,540,133

Insurance (4.1%)
Allstate Corp. (The)	25,173	2,830,704
American International Group, Inc.	92,693	4,757,932
MetLife, Inc.	48,324	2,463,074

		10,051,710

Total Financials		73,558,073

Health Care (11.0%)
Biotechnology (1.1%)
Gilead Sciences, Inc.	40,986	2,663,270

Health Care Providers & Services (4.6%)
Anthem, Inc.	16,333	4,933,056
Cardinal Health, Inc.	37,682	1,905,956
CVS Health Corp.	31,463	2,337,386
McKesson Corp.	14,351	1,985,030

		11,161,428

Pharmaceuticals (5.3%)
Allergan plc	12,561	2,401,286
Bristol-Myers Squibb Co.	55,708	3,575,897
Mylan NV*	71,891	1,445,009
Novartis AG (ADR)	15,330	1,451,598
Sanofi (ADR)	82,723	4,152,695

		13,026,485

Total Health Care		26,851,183

Industrials (8.6%)
Aerospace & Defense (1.1%)
Textron, Inc.	61,712	2,752,355

Building Products (1.5%)
Johnson Controls International plc	88,378	3,597,868

Electrical Equipment (3.1%)
Eaton Corp. plc	42,276	4,004,383
Emerson Electric Co.	46,241	3,526,339

		7,530,722

See Notes to Financial Statements.

1032

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Industrial Conglomerates (1.1%)
General Electric Co.	231,480	$2,583,317

Machinery (1.8%)
Caterpillar, Inc.	15,751	2,326,108
Ingersoll-Rand plc	16,369	2,175,767

		4,501,875

Total Industrials		20,966,137

Information Technology (8.2%)
Communications Equipment (1.6%)
Cisco Systems, Inc.	81,488	3,908,164

IT Services (1.0%)
Cognizant Technology Solutions Corp., Class A	37,688	2,337,410

Semiconductors & Semiconductor Equipment (4.0%)
Intel Corp.	75,818	4,537,707
NXP Semiconductors NV	9,279	1,180,846
QUALCOMM, Inc.	45,299	3,996,731

		9,715,284

Software (1.6%)
Microsoft Corp.	25,586	4,034,912

Total Information Technology		19,995,770

Materials (3.2%)
Chemicals (2.0%)
CF Industries Holdings, Inc.	39,003	1,862,003
Corteva, Inc.	102,211	3,021,357

		4,883,360

Containers & Packaging (1.2%)
International Paper Co.	63,834	2,939,556

Total Materials		7,822,916

Utilities (0.5%)
Independent Power and Renewable Electricity Producers (0.5%)
Vistra Energy Corp.	49,745	1,143,637

Total Utilities		1,143,637

Total Common Stocks (95.3%) (Cost $176,948,366)		232,770,563

SHORT-TERM INVESTMENT:
Investment Company (2.2%)
JPMorgan Prime Money Market Fund, IM Shares	5,302,678	5,304,269

Total Short-Term Investment (2.2%) (Cost $5,303,839)		5,304,269

Total Investments in Securities (97.5%) (Cost $182,252,205)		238,074,832
Other Assets Less Liabilities (2.5%)		6,116,277

Net Assets (100%)		$244,191,109

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— European Currency Unit
GBP	— British Pound
USD	— United States Dollar

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CAD	131,710	USD	99,822	Royal Bank of Canada	1/16/2020	1,615
CHF	16,268	USD	16,538	Royal Bank of Canada	1/16/2020	288
EUR	101,860	USD	113,178	Deutsche Bank AG	1/16/2020	1,172
GBP	79,963	USD	105,910	Deutsche Bank AG	1/16/2020	50
GBP	103,141	USD	135,345	Goldman Sachs International	1/16/2020	1,328

Total unrealized appreciation						4,453

USD	3,613,294	CAD	4,802,338	Goldman Sachs International	1/16/2020	(85,231)
USD	394,395	CAD	520,017	Royal Bank of Canada	1/16/2020	(6,096)
USD	19,358	CHF	18,973	Goldman Sachs International	1/16/2020	(265)
USD	711,844	CHF	707,338	Royal Bank of Canada	1/16/2020	(19,716)
USD	4,008,183	EUR	3,625,140	CIBC World Markets, Inc.	1/16/2020	(61,492)
USD	105,851	EUR	94,740	Goldman Sachs International	1/16/2020	(507)
USD	142,191	EUR	127,357	Royal Bank of Canada	1/16/2020	(783)
USD	95,589	GBP	72,742	Goldman Sachs International	1/16/2020	(802)
USD	4,278,743	GBP	3,302,029	Royal Bank of Canada	1/16/2020	(96,800)

Total unrealized depreciation						(271,692)

Net unrealized depreciation						(267,239)

See Notes to Financial Statements.

1033

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$11,939,266	$1,389,954	$—	$13,329,220
Consumer Discretionary	14,238,441	—	—	14,238,441
Consumer Staples	14,301,910	2,156,186	—	16,458,096
Energy	38,407,090	—	—	38,407,090
Financials	73,558,073	—	—	73,558,073
Health Care	26,851,183	—	—	26,851,183
Industrials	20,966,137	—	—	20,966,137
Information Technology	19,995,770	—	—	19,995,770
Materials	7,822,916	—	—	7,822,916
Utilities	1,143,637	—	—	1,143,637
Forward Currency Contracts	—	4,453	—	4,453
Short-Term Investment
Investment Company	5,304,269	—	—	5,304,269

Total Assets	$234,528,692	$3,550,593	$—	$238,079,285

Liabilities:
Forward Currency Contracts	$—	$(271,692)	$—	$(271,692)

Total Liabilities	$—	$(271,692)	$—	$(271,692)

Total	$234,528,692	$3,278,901	$—	$237,807,593

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$4,453

Total		$4,453

	Liability Derivatives
Foreign exchange contracts	Payables	$(271,692)

Total		$(271,692)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$237,256	$237,256

Total	$237,256	$237,256

See Notes to Financial Statements.

1034

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(232,155)	$(232,155)

Total	$(232,155)	$(232,155)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $16,773,000 during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Deutsche Bank AG	$1,222	$—	$—	$1,222
Goldman Sachs International	1,328	(1,328)	—	—
Royal Bank of Canada	1,903	(1,903)	—	—

Total	$4,453	$(3,231)	$—	$1,222

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
CIBC World Markets, Inc.	$61,492	$—	$—	$61,492
Goldman Sachs International	86,805	(1,328)	—	85,477
Royal Bank of Canada	123,395	(1,903)	—	121,492

Total	$271,692	$(3,231)	$—	$268,461

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$52,503,181
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$58,716,548

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$67,354,596
Aggregate gross unrealized depreciation	(12,430,239)

Net unrealized appreciation	$54,924,357

Federal income tax cost of investments in securities and derivative instruments, if applicable	$182,883,236

For the year ended December 31, 2019, the Portfolio incurred approximately $3,065 as brokerage commissions with Invesco Capital Markets, Inc. and $1,976 as brokerage commissions with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $182,252,205)	$238,074,832
Cash	6,545,589
Foreign cash (Cost $452)	467
Dividends, interest and other receivables	333,847
Receivable for Portfolio shares sold	149,995
Unrealized appreciation on forward foreign currency contracts	4,453
Other assets	989

Total assets	245,110,172

LIABILITIES
Payable for Portfolio shares redeemed	349,207
Unrealized depreciation on forward foreign currency contracts	271,692
Investment management fees payable	114,631
Distribution fees payable – Class IB	32,681
Administrative fees payable	19,380
Distribution fees payable – Class IA	12,220
Accrued expenses	119,252

Total liabilities	919,063

NET ASSETS	$244,191,109

Net assets were comprised of:
Paid in capital	$188,258,588
Total distributable earnings (loss)	55,932,521

Net assets	$244,191,109

Class IA
Net asset value, offering and redemption price per share, $58,726,059 / 3,283,800 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.88

Class IB
Net asset value, offering and redemption price per share, $157,298,437 / 8,788,479 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.90

Class K
Net asset value, offering and redemption price per share, $28,166,613 / 1,578,900 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.84

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $55,238 foreign withholding tax)	$6,474,571
Interest	123,303

Total income	6,597,874

EXPENSES
Investment management fees	1,494,594
Distribution fees – Class IB	370,419
Administrative fees	219,717
Distribution fees – Class IA	136,193
Professional fees	46,534
Custodian fees	44,000
Printing and mailing expenses	34,444
Trustees’ fees	7,285
Miscellaneous	6,570

Gross expenses	2,359,756
Less: Waiver from investment manager	(127,679)

Net expenses	2,232,077

NET INVESTMENT INCOME (LOSS)	4,365,797

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	10,028,753
Forward foreign currency contracts	237,256
Foreign currency transactions	26,853

Net realized gain (loss)	10,292,862

Change in unrealized appreciation (depreciation) on:
Investments in securities	36,096,816
Forward foreign currency contracts	(232,155)
Foreign currency translations	1,888

Net change in unrealized appreciation (depreciation)	35,866,549

NET REALIZED AND UNREALIZED GAIN (LOSS)	46,159,411

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$50,525,208

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,365,797	$3,430,290
Net realized gain (loss)	10,292,862	11,453,242
Net change in unrealized appreciation (depreciation)	35,866,549	(44,049,433)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	50,525,208	(29,165,901)

Distributions to shareholders:
Class IA	(3,522,858)	(3,081,152)
Class IB	(9,394,617)	(8,614,973)
Class K	(1,763,642)	(1,684,449)

Total distributions to shareholders	(14,681,117)	(13,380,574)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 462,828 and 834,740 shares, respectively ]	7,993,388	15,502,888
Capital shares issued in reinvestment of dividends and distributions [ 201,442 and 192,210 shares, respectively ]	3,522,858	3,081,152
Capital shares repurchased [ (525,840) and (383,733) shares, respectively ]	(9,060,836)	(7,075,813)

Total Class IA transactions	2,455,410	11,508,227

Class IB
Capital shares sold [ 518,316 and 561,159 shares, respectively ]	8,870,507	10,391,634
Capital shares issued in reinvestment of dividends and distributions [ 536,758 and 537,007 shares, respectively ]	9,394,617	8,614,973
Capital shares repurchased [ (1,026,241) and (915,632) shares, respectively ]	(17,735,945)	(16,956,705)

Total Class IB transactions	529,179	2,049,902

Class K
Capital shares sold [ 107,060 and 160,964 shares, respectively ]	1,845,396	3,000,741
Capital shares issued in reinvestment of dividends and distributions [ 101,095 and 105,355 shares, respectively ]	1,763,642	1,684,449
Capital shares repurchased [ (277,642) and (229,282) shares, respectively ]	(4,817,195)	(4,288,820)

Total Class K transactions	(1,208,157)	396,370

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,776,432	13,954,499

TOTAL INCREASE (DECREASE) IN NET ASSETS	37,620,523	(28,591,976)
NET ASSETS:
Beginning of year	206,570,586	235,162,562

End of year	$244,191,109	$206,570,586

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017		2016		2015
Net asset value, beginning of year	$15.24	$18.53	$15.82		$13.79		$15.05

Income (loss) from investment operations:
Net investment income (loss) (e)	0.32	0.27	0.21		0.27	##	0.18
Net realized and unrealized gain (loss)	3.45	(2.51)	2.64		2.13		(1.12)

Total from investment operations	3.77	(2.24)	2.85		2.40		(0.94)

Less distributions:
Dividends from net investment income	(0.35)	(0.28)	(0.14)		(0.37)		(0.32)
Distributions from net realized gains	(0.78)	(0.77)	—		—		—

Total dividends and distributions	(1.13)	(1.05)	(0.14)		(0.37)		(0.32)

Net asset value, end of year	$17.88	$15.24	$18.53		$15.82		$13.79

Total return	24.94%	(12.40)%	18.01	%(cc)	17.37%		(6.19	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$58,726	$47,930	$46,356		$40,192		$39,420
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.00%	1.00%		1.00%		1.00%
Before waivers (f)	1.06%	1.04%	1.06%		1.07%		1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.87%	1.43%	1.27%		1.93	%(bb)	1.25%
Before waivers (f)	1.81%	1.39%	1.21%		1.86	%(bb)	1.18%
Portfolio turnover rate^	24%	18%	14%		18%		17%

	Year Ended December 31,
Class IB	2019	2018	2017		2016		2015
Net asset value, beginning of year	$15.25	$18.54	$15.83		$13.80		$15.06

Income (loss) from investment operations:
Net investment income (loss) (e)	0.32	0.26	0.21		0.27	##	0.18
Net realized and unrealized gain (loss)	3.46	(2.50)	2.64		2.13		(1.12)

Total from investment operations	3.78	(2.24)	2.85		2.40		(0.94)

Less distributions:
Dividends from net investment income	(0.35)	(0.28)	(0.14)		(0.37)		(0.32)
Distributions from net realized gains	(0.78)	(0.77)	—		—		—

Total dividends and distributions	(1.13)	(1.05)	(0.14)		(0.37)		(0.32)

Net asset value, end of year	$17.90	$15.25	$18.54		$15.83		$13.80

Total return	25.00%	(12.39)%	18.00	%(cc)	17.36%		(6.18	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$157,298	$133,585	$159,018		$144,933		$136,196
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.00%	1.00%		1.00%		1.00%
Before waivers (f)	1.06%	1.05%	1.06%		1.07%		1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.87%	1.42%	1.27%		1.93	%(bb)	1.24%
Before waivers (f)	1.81%	1.38%	1.21%		1.85	%(bb)	1.17%
Portfolio turnover rate^	24%	18%	14%		18%		17%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017		2016		2015
Net asset value, beginning of year	$15.20	$18.49	$15.78		$13.76		$15.02

Income (loss) from investment operations:
Net investment income (loss) (e)	0.36	0.31	0.25		0.31	##	0.22
Net realized and unrealized gain (loss)	3.45	(2.50)	2.64		2.12		(1.12)

Total from investment operations	3.81	(2.19)	2.89		2.43		(0.90)

Less distributions:
Dividends from net investment income	(0.39)	(0.33)	(0.18)		(0.41)		(0.36)
Distributions from net realized gains	(0.78)	(0.77)	—		—		—

Total dividends and distributions	(1.17)	(1.10)	(0.18)		(0.41)		(0.36)

Net asset value, end of year	$17.84	$15.20	$18.49		$15.78		$13.76

Total return	25.30%	(12.19)%	18.33	%(cc)	17.63%		(5.96	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$28,167	$25,056	$29,789		$30,642		$28,260
Ratio of expenses to average net assets:
After waivers (f)	0.75%	0.75%	0.75%		0.75%		0.75%
Before waivers (f)	0.81%	0.80%	0.81%		0.82%		0.82%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.12%	1.67%	1.52%		2.18	%(bb)	1.50%
Before waivers (f)	2.06%	1.63%	1.46%		2.11	%(bb)	1.43%
Portfolio turnover rate^	24%	18%	14%		18%		17%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.23, $0.23 and $0.27 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (6.39)% for Class IA, (6.39)% for Class IB and (6.16)% for Class K.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.29% lower.
(cc)	Includes a litigation payment. Without this payment, the total return would have been 17.57% for Class IA, 17.55% for Class IB and 17.88% for Class K.

See Notes to Financial Statements.

1039

EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	22.53%	17.22%
FTSE EPRA/NAREIT Global (Net) Index	22.50	16.91

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 22.53% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the FTSE EPRA/NAREIT Global (Net) Index, which returned 22.50% over the same period.

Asset Class Overview

Global listed real estate delivered above long-term average absolute performance in 2019. Performance was driven by a combination of supportive fundamental and macro related factors. Real Estate Investment Trusts (REITs) delivered modest cash flow growth, as expected, and REITs experienced multiple expansion as markets tended to reward predictable growth and well-covered dividends during a period of falling bond yields and slowing global growth. The end of the Federal Reserve’s period of monetary tightening has served as a meaningful inflection point. Almost all of the world’s key central banks added stimulus in 2019, which is unlikely to be reversed in 2020 as inflation remains low. Demand for quality investment income remains undiminished in this low rate environment. Institutional allocations to direct real estate remain under-invested and this may be supportive of capital values for real estate in 2020. Slower global growth last year may be followed with slightly improved growth this year. Such expansion is supportive of tenant demand for real estate and where new development supply is not forthcoming, pricing power for landlords should remain and rent growth may be expected.

Powerful macro and structural changes continue to impact real estate, creating winners and losers. Population growth and urbanization trends remain central to increased demand for residential and commercial real estate. However, structural changes in the workplace and how and where we consume goods and leisure are still creating both disruption and opportunity to owners of real estate. Technological change is unrelenting, while investment in the built environment must be a key part of the world’s response to issues of resource use and climate change.

Portfolio Highlights

What helped performance during the year:

•	Key relative contributors included overall security selection, particularly in the United States, United Kingdom and China.

•

Top contributors to the Portfolio’s absolute performance included industrial space owner and developer Prologis, Inc. Prologis announced its intent to acquire Liberty Property Trust in an all-stock deal valued at $12.6 billion, representing an opportunity for Prologis to utilize their global platform as a leading operator of distribution centers that serve local consumers or more global trade routes.

•	A number of residential REITs also did well over the year, benefiting from economic and job growth tailwinds, including Mid-America Apartment Communities, Inc. and Invitation Homes, Inc.

What hurt performance during the year:

•	Key relative detractors included an overweight to Germany.

•

Top detractors from the Portfolio’s absolute performance included Macerich Co. and Ventas, Inc. Macerich is a regional mall operator which owns high quality properties in the U.S., offering discounted valuation and the prospect of stabilized operating results. Health care REIT Ventas recently reported a more modest outlook in the senior housing component of its business, yet growth remains favorable over the longer term.

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EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Invesco Advisers, Inc.

Real estate offers investors tangible asset exposure, with rents that can adjust upwards (or downwards) over time with economic strength and inflation. We believe listed real estate companies are generally maintaining financial discipline, falling credit costs are improving cash flows modestly, and absolute levels of debt remain in check. At present, many companies can utilize attractively priced new equity and debt to complete accretive acquisitions and enhance their growth rate. While recognizing the need to maintain attractive yield characteristics in an income starved world, at year end our overall portfolio maintained a bias toward companies with higher quality assets, supply constrained real estate market exposure, generally lower leveraged balance sheets and most importantly, above average earnings and asset value growth.

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Real Estate	$225,861,155	98.2%
Consumer Discretionary	316,801	0.1
Financials	0	0.0
Cash and Other	3,809,439	1.7

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,060.80	$6.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.89	6.38

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.25%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (3.0%)
Dexus (REIT)	143,954	$1,181,931
Goodman Group (REIT)	113,380	1,063,776
GPT Group (The) (REIT)	201,785	792,975
Mirvac Group (REIT)	665,405	1,484,894
Scentre Group (REIT)	916,233	2,462,562

		6,986,138

Brazil (0.6%)
BR Malls Participacoes SA	129,800	577,900
Cyrela Brazil Realty SA Empreendimentos e Participacoes	42,800	316,209
Multiplan Empreendimentos Imobiliarios SA*	49,700	408,947

		1,303,056

Canada (2.9%)
Allied Properties REIT (REIT)	40,928	1,641,154
Canadian Apartment Properties REIT (REIT)	28,197	1,151,071
H&R REIT (REIT)	30,819	500,774
Killam Apartment REIT (REIT)	82,429	1,202,268
SmartCentres REIT (REIT)	69,700	1,675,205
Summit Industrial Income REIT (REIT)	52,300	485,725

		6,656,197

Chile (0.1%)
Parque Arauco SA	69,673	171,405

China (6.1%)
Agile Group Holdings Ltd.	336,000	505,360
China Aoyuan Group Ltd.	63,000	102,678
China Evergrande Group*	260,000	720,712
China Jinmao Holdings Group Ltd.	878,000	683,939
China Overseas Land & Investment Ltd.	478,000	1,861,748
China Resources Land Ltd.	348,000	1,732,788
China SCE Group Holdings Ltd.	704,000	410,169
China Vanke Co. Ltd., Class H	231,000	985,685
CIFI Holdings Group Co. Ltd.	434,000	367,037
Country Garden Holdings Co. Ltd.	977,000	1,564,745
Guangzhou R&F Properties Co. Ltd., Class H	200,400	369,820
Jiayuan International Group Ltd.	140,000	54,798
Logan Property Holdings Co. Ltd.	216,000	362,573
Longfor Group Holdings Ltd. (m)	207,000	969,611
Ronshine China Holdings Ltd. (m)*	145,500	201,287
Shenzhen Investment Ltd.	592,000	237,034
Shimao Property Holdings Ltd.	148,500	575,530
SOHO China Ltd.	234,000	88,287
Sunac China Holdings Ltd.	269,000	1,606,965
Times China Holdings Ltd.	92,000	183,473
Times Neighborhood Holdings Ltd. (m)*	35,384	22,023
Yuexiu Property Co. Ltd.	1,752,000	404,707

		14,010,969

France (2.2%)
Gecina SA (REIT)	8,302	1,486,252
Icade (REIT)	11,367	1,237,423
Unibail-Rodamco-Westfield (REIT)	15,468	2,440,341

		5,164,016

Germany (4.9%)
Aroundtown SA	194,236	1,739,510
Deutsche Wohnen SE	46,380	1,894,731
Grand City Properties SA	74,928	1,796,919
LEG Immobilien AG	12,442	1,473,076
Vonovia SE	81,628	4,394,982

		11,299,218

Hong Kong (5.8%)
CK Asset Holdings Ltd.	229,500	1,656,683
Hang Lung Properties Ltd.	647,000	1,419,825
K Wah International Holdings Ltd.	131,000	73,130
Kerry Properties Ltd.	75,000	238,216
Link REIT (REIT)	267,500	2,832,123
New World Development Co. Ltd.	1,075,000	1,473,378
Sino Land Co. Ltd.	442,000	642,100
Sun Hung Kai Properties Ltd.	202,000	3,092,617
Swire Properties Ltd.	258,400	857,210
Wharf Real Estate Investment Co. Ltd.	145,000	884,816
Yuexiu REIT (REIT)	188,000	127,387

		13,297,485

Indonesia (0.2%)
Bumi Serpong Damai Tbk. PT*	1,033,200	93,403
Pakuwon Jati Tbk. PT	5,446,800	223,640
Summarecon Agung Tbk. PT	1,548,600	112,108

		429,151

Japan (10.5%)
Activia Properties, Inc. (REIT)	258	1,291,721
Comforia Residential REIT, Inc. (REIT)	362	1,146,086
Daiwa House REIT Investment Corp. (REIT)	388	1,012,717
Daiwa Office Investment Corp. (REIT)	213	1,634,918
Invincible Investment Corp. (REIT)	1,065	606,723
Japan Hotel REIT Investment Corp. (REIT)	546	408,036
Japan Real Estate Investment Corp. (REIT)	211	1,398,187
Japan Rental Housing Investments, Inc. (REIT)	683	668,197
Japan Retail Fund Investment Corp. (REIT)	389	835,246
LaSalle Logiport REIT (REIT)	613	910,008
Mitsubishi Estate Co. Ltd.	109,680	2,109,211
Mitsui Fudosan Co. Ltd.	115,642	2,843,821
Mitsui Fudosan Logistics Park, Inc. (REIT)	234	1,039,115
Mori Hills REIT Investment Corp. (REIT)	522	867,158
Nippon Accommodations Fund, Inc. (REIT)	128	808,136

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Nippon Building Fund, Inc. (REIT)	149	$1,090,194
Nomura Real Estate Holdings, Inc.	30,400	733,036
Nomura Real Estate Master Fund, Inc. (REIT)	487	831,873
Orix JREIT, Inc. (REIT)	322	697,314
Sumitomo Realty & Development Co. Ltd.	54,811	1,922,963
Tokyu Fudosan Holdings Corp.	171,200	1,189,600

		24,044,260

Malaysia (0.1%)
IOI Properties Group Bhd.	474,400	143,810
Sime Darby Property Bhd.	569,500	127,391

		271,201

Malta (0.0%)
BGP Holdings plc (r)*	1,697,163	—

Mexico (0.5%)
Fibra Uno Administracion SA de CV (REIT)	399,800	619,127
Macquarie Mexico Real Estate Management SA de CV (REIT) (m)	259,800	339,667
PLA Administradora Industrial S de RL de CV (REIT)	142,200	233,146

		1,191,940

Philippines (1.0%)
Altus San Nicolas Corp. (r)*	5,773	592
Ayala Land, Inc.	875,380	786,451
Megaworld Corp.	6,356,000	503,259
SM Prime Holdings, Inc.	1,146,700	953,225

		2,243,527

Singapore (2.9%)
Ascendas India Trust (REIT)	419,800	483,802
Ascendas REIT (REIT)	438,596	968,534
CapitaLand Commercial Trust (REIT)	335,100	495,817
CapitaLand Ltd.	415,600	1,158,779
CapitaLand Mall Trust (REIT)	358,300	655,354
CapitaLand Retail China Trust (REIT)	360,900	432,023
City Developments Ltd.	84,900	691,219
Mapletree Commercial Trust (REIT)	588,334	1,045,480
Mapletree Logistics Trust (REIT)	432,900	560,055
Mapletree North Asia Commercial Trust (REIT) (m)	216,300	186,556
Yanlord Land Group Ltd.	79,300	71,343

		6,748,962

South Africa (0.7%)
Growthpoint Properties Ltd. (REIT)	451,359	712,520
Hyprop Investments Ltd. (REIT)	49,210	196,931
Redefine Properties Ltd. (REIT)	769,739	415,481
SA Corporate Real Estate Ltd. (REIT)	1,025,371	224,021

		1,548,953

Spain (1.0%)
Inmobiliaria Colonial SOCIMI SA (REIT)	87,631	1,116,639
Merlin Properties SOCIMI SA (REIT)	85,529	1,227,046

		2,343,685

Sweden (1.8%)
Fabege AB	80,926	1,345,260
Hufvudstaden AB, Class A	71,299	1,409,028
Wihlborgs Fastigheter AB	81,465	1,500,340

		4,254,628

Switzerland (0.9%)
Swiss Prime Site AG (Registered)*	17,321	2,002,707

Thailand (0.6%)
AP Thailand PCL	340,600	84,713
Central Pattana PCL	589,000	1,224,062
Supalai PCL	137,000	81,870

		1,390,645

Turkey (0.0%)
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (REIT)	292,105	71,688

United Arab Emirates (0.2%)
Emaar Development PJSC	259,597	277,043
Emaar Malls PJSC	244,260	121,693

		398,736

United Kingdom (4.6%)
Assura plc (REIT)	988,072	1,018,246
Big Yellow Group plc (REIT)	50,567	803,773
Derwent London plc (REIT)	20,181	1,071,943
GCP Student Living plc (REIT)	229,407	601,668
Grainger plc	196,324	814,479
Land Securities Group plc (REIT)	160,633	2,106,467
Segro plc (REIT)	180,953	2,150,502
Tritax Big Box REIT plc (REIT)	608,721	1,199,792
Workspace Group plc (REIT)	56,051	882,032

		10,648,902

United States (47.7%)
Agree Realty Corp. (REIT)	28,904	2,028,194
Alexandria Real Estate Equities, Inc. (REIT)	12,470	2,014,903
American Assets Trust, Inc. (REIT)	16,667	765,015
American Homes 4 Rent (REIT), Class A	85,429	2,239,094
Americold Realty Trust (REIT)	56,161	1,969,005
AvalonBay Communities, Inc. (REIT)	30,711	6,440,097
Boston Properties, Inc. (REIT)	52,537	7,242,751
Camden Property Trust (REIT)	13,635	1,446,673
CareTrust REIT, Inc. (REIT)	28,553	589,048
Crown Castle International Corp. (REIT)	8,143	1,157,527
CyrusOne, Inc. (REIT)	16,522	1,081,034
Digital Realty Trust, Inc. (REIT)	11,538	1,381,560
EastGroup Properties, Inc. (REIT)	6,189	821,095

See Notes to Financial Statements.

1043

EQ ADVISORS TRUST

EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Empire State Realty Trust, Inc. (REIT), Class A	81,132	$1,132,603
EPR Properties (REIT)	17,458	1,233,233
Equity LifeStyle Properties, Inc. (REIT)	20,272	1,426,946
Essential Properties Realty Trust, Inc. (REIT)	32,961	817,762
Essex Property Trust, Inc. (REIT)	7,692	2,314,215
Extra Space Storage, Inc. (REIT)	7,005	739,868
Federal Realty Investment Trust (REIT)	12,540	1,614,274
Four Corners Property Trust, Inc. (REIT)	17,096	481,936
Gaming and Leisure Properties, Inc. (REIT)	20,832	896,818
Healthpeak Properties, Inc. (REIT)	128,213	4,419,502
Hudson Pacific Properties, Inc. (REIT)	90,608	3,411,391
Invitation Homes, Inc. (REIT)	102,070	3,059,038
Macerich Co. (The) (REIT)	60,952	1,640,828
Medical Properties Trust, Inc. (REIT)	67,479	1,424,482
Mid-America Apartment Communities, Inc. (REIT)	15,675	2,066,905
Omega Healthcare Investors, Inc. (REIT)	35,332	1,496,310
Park Hotels & Resorts, Inc. (REIT)	60,371	1,561,798
Pebblebrook Hotel Trust (REIT)	82,748	2,218,474
Prologis, Inc. (REIT)	76,687	6,835,879
Public Storage (REIT)	11,072	2,357,893
QTS Realty Trust, Inc. (REIT), Class A	28,544	1,549,083
Realty Income Corp. (REIT)	13,906	1,023,899
Regency Centers Corp. (REIT)	21,826	1,377,002
Retail Opportunity Investments Corp. (REIT)	55,192	974,691
Rexford Industrial Realty, Inc. (REIT)	27,992	1,278,395
RLJ Lodging Trust (REIT)	97,863	1,734,132
SBA Communications Corp. (REIT)	4,207	1,013,845
Simon Property Group, Inc. (REIT)	37,652	5,608,642
STAG Industrial, Inc. (REIT)	57,870	1,826,956
Sun Communities, Inc. (REIT)	20,347	3,054,085
Sunstone Hotel Investors, Inc. (REIT)	45,404	632,024
Terreno Realty Corp. (REIT)	22,347	1,209,866
UDR, Inc. (REIT)	73,403	3,427,920
Ventas, Inc. (REIT)	94,523	5,457,758
VEREIT, Inc. (REIT)	194,728	1,799,287
VICI Properties, Inc. (REIT)	139,827	3,572,580
Vornado Realty Trust (REIT)	32,284	2,146,886
Welltower, Inc. (REIT)	20,632	1,687,285

		109,700,487

Total Investments in Securities (98.3%) (Cost $203,453,814)		226,177,956
Other Assets Less Liabilities (1.7%)		3,809,439

Net Assets (100%)		$229,987,395

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $1,719,144 or 0.7% of net assets.

(r)	Value determined using significant unobservable inputs.

Glossary:

REIT	— Real Estate Investment Trust

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Australia	$—	$6,986,138	$—	$6,986,138
Brazil	1,303,056	—	—	1,303,056
Canada	6,656,197	—	—	6,656,197
Chile	—	171,405	—	171,405
China	—	14,010,969	—	14,010,969
France	—	5,164,016	—	5,164,016
Germany	—	11,299,218	—	11,299,218
Hong Kong	—	13,297,485	—	13,297,485

See Notes to Financial Statements.

1044

EQ ADVISORS TRUST

EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Indonesia	$—	$429,151	$—		$429,151
Japan	—	24,044,260	—		24,044,260
Malaysia	—	271,201	—		271,201
Malta	—	—	—	(a)	—	(a)
Mexico	1,191,940	—	—		1,191,940
Philippines	—	2,242,935	592		2,243,527
Singapore	—	6,748,962	—		6,748,962
South Africa	—	1,548,953	—		1,548,953
Spain	—	2,343,685	—		2,343,685
Sweden	—	4,254,628	—		4,254,628
Switzerland	—	2,002,707	—		2,002,707
Thailand	—	1,390,645	—		1,390,645
Turkey	—	71,688	—		71,688
United Arab Emirates	—	398,736	—		398,736
United Kingdom	—	10,648,902	—		10,648,902
United States	109,700,487	—	—		109,700,487

Total Assets	$118,851,680	$107,325,684	$592		$226,177,956

Total Liabilities	$—	$—	$—		$—

Total	$118,851,680	$107,325,684	$592		$226,177,956

(a)	Value is zero.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(7,993)	$(7,993)

Total	$(7,993)	$(7,993)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$675	$675

Total	$675	$675

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $132,000 for six months during the year ended December 31, 2019.

See Notes to Financial Statements.

1045

EQ ADVISORS TRUST

EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$125,116,238
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$130,316,139

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$26,186,075
Aggregate gross unrealized depreciation	(6,132,028)

Net unrealized appreciation	$20,054,047

Federal income tax cost of investments in securities and derivative instruments, if applicable	$206,123,909

For the year ended December 31, 2019, the Portfolio incurred approximately $492 as brokerage commissions with Sanford C. Bernstein

& Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

1046

EQ ADVISORS TRUST

EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $203,453,814)	$226,177,956
Cash	2,197,753
Foreign cash (Cost $220,161)	220,742
Receivable for securities sold	1,329,407
Dividends, interest and other receivables	968,740
Receivable for Portfolio shares sold	64,147
Other assets	1,186

Total assets	230,959,931

LIABILITIES
Payable for securities purchased	452,479
Payable for Portfolio shares redeemed	239,727
Investment management fees payable	140,448
Distribution fees payable – Class IB	47,771
Administrative fees payable	18,230
Accrued expenses	73,881

Total liabilities	972,536

NET ASSETS	$229,987,395

Net assets were comprised of:
Paid in capital	$209,289,936
Total distributable earnings (loss)	20,697,459

Net assets	$229,987,395

Class IB
Net asset value, offering and redemption price per share, $229,987,395 / 13,741,542 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.74

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $326,331 foreign withholding tax)	$7,041,609
Interest	52,560

Total income	7,094,169

EXPENSES
Investment management fees	1,623,659
Distribution fees – Class IB	552,263
Administrative fees	211,080
Custodian fees	133,000
Professional fees	67,875
Printing and mailing expenses	32,780
Offering costs	31,921
Trustees’ fees	6,958
Recoupment fees	2,595
Miscellaneous	11,545

Total expenses	2,673,676

NET INVESTMENT INCOME (LOSS)	4,420,493

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	12,724,300
Forward foreign currency contracts	(7,993)
Foreign currency transactions	86

Net realized gain (loss)	12,716,393

Change in unrealized appreciation (depreciation) on:
Investments in securities	26,419,111
Forward foreign currency contracts	675
Foreign currency translations	187

Net change in unrealized appreciation (depreciation)	26,419,973

NET REALIZED AND UNREALIZED GAIN (LOSS)	39,136,366

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,556,859

See Notes to Financial Statements.

1047

EQ ADVISORS TRUST

EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,420,493	$877,434
Net realized gain (loss)	12,716,393	370,706
Net change in unrealized appreciation (depreciation)	26,419,973	(3,693,051)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,556,859	(2,444,911)

Distributions to shareholders:
Class IB	(19,457,858)	(1,116,519)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,046,963 and 544,630 shares, respectively ]	17,931,134	8,325,777
Capital shares sold in-kind (Note 8) [ 0 and 12,842,495 shares, respectively ]	—	195,591,198
Capital shares issued in reinvestment of dividends [ 1,194,018 and 71,326 shares, respectively ]	19,457,858	1,116,519
Capital shares repurchased [ (1,625,361) and (332,529) shares, respectively ]	(27,849,490)	(5,123,172)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	9,539,502	199,910,322

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,638,503	196,348,892
NET ASSETS:
Beginning of period	196,348,892	—

End of period	$229,987,395	$196,348,892

* Commencement of Operations.

See Notes to Financial Statements.

1048

EQ ADVISORS TRUST

EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$14.96		$15.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.34		0.07
Net realized and unrealized gain (loss)	2.98		(0.25)

Total from investment operations	3.32		(0.18)

Less distributions:
Dividends from net investment income	(0.74)		(0.09)
Distributions from net realized gains	(0.80)		—

Total dividends and distributions	(1.54)		(0.09)

Net asset value, end of period	$16.74		$14.96

Total return (b)	22.53%		(1.24)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$229,987		$196,349
Ratio of expenses to average net assets:
After waivers (a)(f)	1.21	%(j)	1.28	%**(k)
Before waivers (a)(f)	1.21%		1.28%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.00%		2.23	%(l)
Before waivers (a)(f)	2.00%		2.23	%(l)
Portfolio turnover rate^	58%		8	%(z)
*	Commencement of Operations.
**	Includes Tax Expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.21% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.28% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1049

EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	28.21%	17.80%
MSCI ACWI ex U.S. Growth (Net) Index	27.34	17.35

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 28.21% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the MSCI ACWI ex U.S. Growth (Net) Index, which returned 27.34% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Strong selection in the consumer staples sector drove relative outperformance versus the benchmark. Within the sector, Chinese spirits producers Wuliangye Yibin Co. Ltd. and Kweichow Moutai Co. Ltd. and Denmark-based brewer Carlsberg A/A contributed favorably to both absolute and relative results.

•

Stock selection and an underweight in communication services contributed to relative performance as well. Within the sector, UK-based Informa plc was a notable contributor. Not owning weak index performer Tencent added to relative results.

•	Geographically, strong stock selection in China added to both absolute and relative returns. Stock selection and an underweight in Japan was beneficial as well.

What hurt performance during the year:

•

Stock selection in the energy and information technology (IT) sectors were key detractors from relative return. Within energy, Canada-based PrairieSky Royalty Ltd. and UK-based TechnipFMC plc underperformed and were notable detractors during the period. Within the IT sector, lack of exposure to strong index performers, including ASML Holdings NV and Shopify, Inc. hampered relative results.

•	Geographically, the Portfolio’s holdings in Canada and the Netherlands underperformed those of the benchmark, detracting from relative return.

Portfolio Positioning and Outlook — Invesco Advisers, Inc.

Since mid-June 2018, investors have generally shifted their focus away from richly valued momentum growth stocks, focusing instead on fundamentals, valuation and risk. This shift in sentiment has benefited relative performance given our team’s approach, which combines quality growth with a valuation bias.

Regardless of the macroeconomic environment, we remain focused on applying our well-established, long-term, bottom-up Earnings, Quality, Valuation (EQV) investment process that seeks to identify attractively valued, high-quality growth companies.

1050

EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Industrials	$34,272,112	17.5%
Financials	33,912,374	17.3
Information Technology	32,570,390	16.7
Consumer Staples	32,216,497	16.5
Consumer Discretionary	23,694,255	12.1
Health Care	13,316,789	6.8
Communication Services	9,123,027	4.7
Energy	4,923,764	2.5
Materials	4,357,432	2.2
Investment Company	1,115,577	0.6
Cash and Other	5,998,372	3.1

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,071.50	$6.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.26	6.00

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.18%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1051

EQ ADVISORS TRUST

EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (0.7%)
CSL Ltd.	7,565	$1,463,938

Brazil (3.7%)
Ambev SA (ADR)*	593,440	2,765,430
B3 SA – Brasil Bolsa Balcao	221,800	2,371,998
Banco Bradesco SA (ADR)	232,259	2,078,718

		7,216,146

Canada (7.8%)
Canadian National Railway Co.	39,216	3,547,575
CGI, Inc.*	90,632	7,584,598
Nutrien Ltd.	35,109	1,680,895
Suncor Energy, Inc.	75,907	2,487,853

		15,300,921

China (7.1%)
Alibaba Group Holding Ltd. (ADR)*	20,360	4,318,356
Kweichow Moutai Co. Ltd., Class A	9,390	1,594,724
New Oriental Education & Technology Group, Inc. (ADR)*	17,282	2,095,443
Wuliangye Yibin Co. Ltd., Class A	122,799	2,344,846
Yum China Holdings, Inc.	74,272	3,565,799

		13,919,168

Denmark (1.6%)
Carlsberg A/S, Class B	20,680	3,084,996

France (9.8%)
Bureau Veritas SA	144,589	3,772,435
EssilorLuxottica SA	14,380	2,190,460
Pernod Ricard SA	11,904	2,128,423
Schneider Electric SE	38,304	3,931,352
Vinci SA	36,832	4,090,131
Vivendi SA	105,468	3,054,595

		19,167,396

Germany (8.6%)
Allianz SE (Registered)	20,970	5,137,215
Beiersdorf AG	9,878	1,181,698
Deutsche Boerse AG	29,830	4,689,463
SAP SE	43,371	5,853,478

		16,861,854

Hong Kong (1.2%)
AIA Group Ltd.	216,200	2,269,569

Ireland (1.1%)
ICON plc*	12,787	2,202,305

Italy (2.4%)
FinecoBank Banca Fineco SpA	250,806	3,007,408
Mediobanca Banca di Credito Finanziario SpA	146,066	1,607,948

		4,615,356

Japan (9.9%)
Asahi Group Holdings Ltd.	79,500	3,645,930
FANUC Corp.	8,900	1,665,243
Hoya Corp.	42,800	4,116,332
Kao Corp.	22,000	1,827,343
Keyence Corp.	6,800	2,408,835
Koito Manufacturing Co. Ltd.	35,800	1,680,364
Komatsu Ltd.	67,100	1,631,570
SMC Corp.	5,000	2,314,206

		19,289,823

Macau (1.8%)
Galaxy Entertainment Group Ltd.	481,000	3,543,164

Mexico (1.3%)
Fomento Economico Mexicano SAB de CV (ADR)	28,131	2,658,661

Netherlands (4.1%)
ING Groep NV	228,000	2,733,430
Wolters Kluwer NV	72,767	5,307,111

		8,040,541

Singapore (1.5%)
United Overseas Bank Ltd.	149,034	2,926,494

South Korea (3.5%)
NAVER Corp.*	13,768	2,220,357
Samsung Electronics Co. Ltd.	94,556	4,562,432

		6,782,789

Spain (1.6%)
Amadeus IT Group SA	38,052	3,107,317

Sweden (2.8%)
Investor AB, Class B	100,501	5,485,179

Switzerland (6.1%)
Alcon, Inc.*	31,442	1,780,349
Cie Financiere Richemont SA (Registered)	19,951	1,567,961
Julius Baer Group Ltd.*	31,109	1,604,952
Kuehne + Nagel International AG (Registered)	19,632	3,310,542
Novartis AG (Registered)	39,532	3,753,865

		12,017,669

Taiwan (2.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	88,340	5,132,554

United Kingdom (9.8%)
British American Tobacco plc	79,641	3,408,989
Compass Group plc	86,747	2,171,706
Informa plc	338,983	3,848,075
Melrose Industries plc	72,130	229,400
Reckitt Benckiser Group plc	31,054	2,521,111
RELX plc	177,199	4,472,547
TechnipFMC plc	114,840	2,435,911

		19,087,739

United States (7.3%)
Amcor plc	244,964	2,676,537
Booking Holdings, Inc.*	1,247	2,561,002
Broadcom, Inc.	12,408	3,921,176
Philip Morris International, Inc.	59,400	5,054,346

		14,213,061

Total Common Stocks (96.3%) (Cost $158,486,520)		188,386,640

See Notes to Financial Statements.

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (0.6%)
JPMorgan Prime Money Market Fund, IM Shares	1,115,242	$1,115,577

Total Short-Term Investment (0.6%) (Cost $1,115,608)		1,115,577

Total Investments in Securities (96.9%) (Cost $159,602,128)		189,502,217
Other Assets Less Liabilities (3.1%)		5,998,372

Net Assets (100%)		$195,500,589

*	Non-income producing.

Glossary:

ADR	—	American Depositary Receipt

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Industrials	$34,272,112	17.5%
Financials	33,912,374	17.3
Information Technology	32,570,390	16.7
Consumer Staples	32,216,497	16.5
Consumer Discretionary	23,694,255	12.1
Health Care	13,316,789	6.8
Communication Services	9,123,027	4.7
Energy	4,923,764	2.5
Materials	4,357,432	2.2
Investment Company	1,115,577	0.6
Cash and Other	5,998,372	3.1

		100.0%

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Australia	$—	$1,463,938	$—	$1,463,938
Brazil	7,216,146	—	—	7,216,146
Canada	15,300,921	—	—	15,300,921
China	9,979,598	3,939,570	—	13,919,168
Denmark	—	3,084,996	—	3,084,996
France	—	19,167,396	—	19,167,396
Germany	—	16,861,854	—	16,861,854
Hong Kong	—	2,269,569	—	2,269,569
Ireland	2,202,305	—	—	2,202,305
Italy	—	4,615,356	—	4,615,356
Japan	—	19,289,823	—	19,289,823
Macau	—	3,543,164	—	3,543,164
Mexico	2,658,661	—	—	2,658,661
Netherlands	—	8,040,541	—	8,040,541
Singapore	—	2,926,494	—	2,926,494
South Korea	—	6,782,789	—	6,782,789
Spain	—	3,107,317	—	3,107,317
Sweden	—	5,485,179	—	5,485,179
Switzerland	—	12,017,669	—	12,017,669
Taiwan	5,132,554	—	—	5,132,554

See Notes to Financial Statements.

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
United Kingdom	$—	$19,087,739	$—	$19,087,739
United States	11,536,524	2,676,537	—	14,213,061
Short-Term Investment
Investment Company	1,115,577	—	—	1,115,577

Total Assets	$55,142,286	$134,359,931	$—	$189,502,217

Total Liabilities	$—	$—	$—	$—

Total	$55,142,286	$134,359,931	$—	$189,502,217

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$12,110	$12,110

Total	$12,110	$12,110

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(2,923)	$(2,923)

Total	$(2,923)	$(2,923)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $240,000 for two months during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$59,937,209
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$68,827,852

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$30,202,755
Aggregate gross unrealized depreciation	(1,487,247)

Net unrealized appreciation	$28,715,508

Federal income tax cost of investments in securities and derivative instruments, if applicable	$160,786,709

For the year ended December 31, 2019, the Portfolio incurred approximately $5,130 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $159,602,128)	$189,502,217
Cash	5,300,000
Foreign cash (Cost $81,563)	81,668
Receivable for securities sold	909,740
Dividends, interest and other receivables	451,813
Receivable for Portfolio shares sold	46,806
Other assets	984

Total assets	196,293,228

LIABILITIES
Payable for securities purchased	472,355
Investment management fees payable	108,077
Payable for Portfolio shares redeemed	92,027
Distribution fees payable – Class IB	40,708
Administrative fees payable	15,535
Accrued expenses	63,937

Total liabilities	792,639

NET ASSETS	$195,500,589

Net assets were comprised of:
Paid in capital	$166,579,079
Total distributable earnings (loss)	28,921,510

Net assets	$195,500,589

Class IB
Net asset value, offering and redemption price per share, $195,500,589 / 4,838,905 shares outstanding (unlimited amount authorized: $0.01 par value)	$40.40

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $370,887 foreign withholding tax)	$4,248,202
Interest	96,587

Total income	4,344,789

EXPENSES
Investment management fees	1,280,536
Distribution fees – Class IB	450,891
Administrative fees	172,332
Custodian fees	74,000
Professional fees	68,913
Printing and mailing expenses	29,434
Offering costs	27,009
Trustees’ fees	5,624
Recoupment fees	4,089
Tax expense	256
Miscellaneous	13,266

Total expenses	2,126,350

NET INVESTMENT INCOME (LOSS)	2,218,439

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	3,374,605
Forward foreign currency contracts	12,110
Foreign currency transactions	(25,218)

Net realized gain (loss)	3,361,497

Change in unrealized appreciation (depreciation) on:
Investments in securities	38,375,017
Forward foreign currency contracts	(2,923)
Foreign currency translations	6,124

Net change in unrealized appreciation (depreciation)	38,378,218

NET REALIZED AND UNREALIZED GAIN (LOSS)	41,739,715

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,958,154

See Notes to Financial Statements.

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,218,439	$295,639
Net realized gain (loss)	3,361,497	(390,308)
Net change in unrealized appreciation (depreciation)	38,378,218	(8,474,455)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,958,154	(8,569,124)

Distributions to shareholders:
Class IB	(6,247,926)	(353,196)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 470,701 and 757,759 shares, respectively ]	17,823,113	25,938,898
Capital shares sold in-kind (Note 8) [ 0 and 4,319,306 shares, respectively ]	—	148,497,729
Capital shares issued in reinvestment of dividends [ 156,788 and 10,543 shares, respectively ]	6,247,926	353,196
Capital shares repurchased [ (733,116) and (143,076) shares, respectively ]	(27,332,477)	(4,815,704)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(3,261,438)	169,974,119

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,448,790	161,051,799
NET ASSETS:
Beginning of period	161,051,799	—

End of period	$195,500,589	$161,051,799

* Commencement of Operations.

See Notes to Financial Statements.

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$32.57		$34.38

Income (loss) from investment operations:
Net investment income (loss) (e)	0.47		0.06
Net realized and unrealized gain (loss)	8.70		(1.80)

Total from investment operations	9.17		(1.74)

Less distributions:
Dividends from net investment income	(0.65)		(0.07)
Distributions from net realized gains	(0.69)		—

Total dividends and distributions	(1.34)		(0.07)

Net asset value, end of period	$40.40		$32.57

Total return (b)	28.21%		(5.06)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$195,501		$161,052
Ratio of expenses to average net assets:
After waivers (a)(f)	1.18	%(j)	1.18	%(j)
Before waivers (a)(f)	1.18%		1.20%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.23%		0.92	%(l)
Before waivers (a)(f)	1.23%		0.90	%(l)
Portfolio turnover rate^	35%		9	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.18% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1057

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	14.35%	3.77%
EQ/Invesco Moderate Allocation Index	15.85	5.34
S&P 500® Index	31.49	12.11
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	1.88

* Date of inception 4/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.35% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/Invesco Moderate Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 15.85%, 31.49% and 5.20%, respectively.

Portfolio Highlights

Markets were relatively subdued during much of the year except for a few volatility spikes early in the first quarter and in the third quarter. After a sharp sell-off at the tail-end of 2018, the Portfolio hedged its equity exposure during the first two weeks in January in order to keep volatility under the Portfolio target. The Portfolio was also hedged throughout the month of August, as the U.S. Treasury yield curve inverted several times, causing jitters for investors who were concerned that a U.S. recession would be imminent.

What helped performance during the year:

•	All of the Portfolio’s allocations posted positive performance and contributed to absolute performance results.

•	The equity allocation was the leading contributor to performance during the year.

•	U.S. large-cap equities posted the strongest returns during the year and were the leading contributors to both absolute and relative performance.

What hurt performance during the year:

•	There were no detractors from absolute performance during the year.

•	The Portfolio’s fixed income allocation posted a solid gain but trailed the benchmark and was the largest detractor from relative performance.

•	The allocation to international and domestic mid/small-cap equities also trailed the benchmark and detracted from relative performance results.

How did derivatives contribute/detract from performance during the year?

•

Derivatives were used in the Portfolio as a volatility control. The volatility overlays detracted from relative performance results during the year. Efforts to manage the Portfolio’s volatility tend to limit the Portfolio’s gains in rising markets and as such, the Portfolio expects to underperform its benchmark in periods of equity market rallies while the volatility overlay is in effect.

Portfolio Positioning and Outlook — Invesco Advisers, Inc.

The Portfolio seeks diversification through broad exposure to U.S. and international equity markets as well as U.S. fixed income. The Portfolio pursues upside market participation while actively managing Portfolio volatility.

We believe there will continue to be modest global growth but no recession. We do not believe the signing of a phase one trade deal with China will put all fears to rest but it should cause some decrease in economic policy uncertainty. However, the global economy will continue to experience some negative effects from the U.S.-China trade war, and we expect the trend of a significantly weaker manufacturing sector but relatively better services sector will continue — although both sectors are likely to decline, in our opinion. We anticipate positive global stock market returns given the accommodative monetary policy environment. However, we also expect continued volatility given that risks — especially geopolitical risks — are on the rise. Brexit uncertainty remains, while the U.S. presidential

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EQ/INVESCO MODERATE ALLOCATION PORTFOLIO (Unaudited)

election is another source of significant uncertainty. This environment is one in which broad diversification continues to be recommended.

Portfolio Characteristics As of December 31, 2019
Weighted Average Life (Years)	3.92
Weighted Average Coupon (%)	1.96
Weighted Average Effective Duration (Years)*	3.69
Weighted Average Rating**	AAA

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2019	% of Net Assets
U.S. Treasury Obligations	47.9%
Investment Company	17.4
Information Technology	7.1
Health Care	4.3
Financials	4.1
Communication Services	3.1
Consumer Discretionary	3.0
Industrials	2.8
Consumer Staples	2.2
Energy	1.3
Utilities	1.0
Real Estate	0.8
Materials	0.8
Exchange Traded Fund	0.0 #
Cash and Other	4.2

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,045.20	$6.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.29	5.97

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.17%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.1%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc.	24,766	$967,855
CenturyLink, Inc.	3,223	42,576
Verizon Communications, Inc.	14,025	861,135

		1,871,566

Entertainment (0.5%)
Activision Blizzard, Inc.	2,571	152,769
Electronic Arts, Inc.*	1,038	111,595
Live Nation Entertainment, Inc.*	517	36,950
Netflix, Inc.*	1,473	476,619
Take-Two Interactive Software, Inc.*	397	48,605
Walt Disney Co. (The)	6,037	873,131

		1,699,669

Interactive Media & Services (1.5%)
Alphabet, Inc., Class A*	1,017	1,362,160
Alphabet, Inc., Class C*	1,028	1,374,457
Facebook, Inc., Class A*	8,160	1,674,840
Twitter, Inc.*	2,209	70,798

		4,482,255

Media (0.5%)
Charter Communications, Inc., Class A*	632	306,571
Comcast Corp., Class A	17,042	766,379
Discovery, Inc., Class A*	572	18,727
Discovery, Inc., Class C*	1,231	37,533
DISH Network Corp., Class A*	684	24,261
Fox Corp., Class A	1,189	44,076
Fox Corp., Class B	488	17,763
Interpublic Group of Cos., Inc. (The)	1,389	32,086
News Corp., Class A	1,540	21,776
News Corp., Class B	509	7,385
Omnicom Group, Inc.	831	67,328
ViacomCBS, Inc.	2,014	84,528

		1,428,413

Wireless Telecommunication Services (0.0%)
T-Mobile US, Inc.*	1,087	85,242

Total Communication Services		9,567,145

Consumer Discretionary (3.0%)
Auto Components (0.1%)
Aptiv plc	926	87,942
BorgWarner, Inc.	719	31,190

		119,132

Automobiles (0.1%)
Ford Motor Co.	13,636	126,815
General Motors Co.	4,251	155,586
Harley-Davidson, Inc.	568	21,124

		303,525

Distributors (0.0%)
Genuine Parts Co.	523	55,559
LKQ Corp.*	986	35,200

		90,759

Diversified Consumer Services (0.0%)
H&R Block, Inc.	674	15,826

Hotels, Restaurants & Leisure (0.6%)
Carnival Corp.	1,382	70,247
Chipotle Mexican Grill, Inc.*	92	77,014
Darden Restaurants, Inc.	435	47,420
Hilton Worldwide Holdings, Inc.	989	109,690
Las Vegas Sands Corp.	1,199	82,779
Marriott International, Inc., Class A	996	150,824
McDonald’s Corp.	2,687	530,978
MGM Resorts International	1,641	54,596
Norwegian Cruise Line Holdings Ltd.*	674	39,368
Royal Caribbean Cruises Ltd.	610	81,441
Starbucks Corp.	4,693	412,609
Wynn Resorts Ltd.	313	43,466
Yum! Brands, Inc.	1,122	113,019

		1,813,451

Household Durables (0.1%)
DR Horton, Inc.	1,150	60,663
Garmin Ltd.	397	38,731
Leggett & Platt, Inc.	523	26,584
Lennar Corp., Class A	891	49,709
Mohawk Industries, Inc.*	218	29,731
Newell Brands, Inc.	1,732	33,289
NVR, Inc.*	5	19,042
PulteGroup, Inc.	814	31,583
Whirlpool Corp.	218	32,162

		321,494

Internet & Direct Marketing Retail (1.0%)
Amazon.com, Inc.*	1,413	2,610,998
Booking Holdings, Inc.*	169	347,080
eBay, Inc.	3,178	114,758
Expedia Group, Inc.	446	48,230

		3,121,066

Leisure Products (0.0%)
Hasbro, Inc.	418	44,145

Multiline Retail (0.2%)
Dollar General Corp.	887	138,354
Dollar Tree, Inc.*	842	79,190
Kohl’s Corp.	565	28,787
Macy’s, Inc.	1,073	18,241
Nordstrom, Inc.	446	18,255
Target Corp.	1,859	238,342

		521,169

Specialty Retail (0.7%)
Advance Auto Parts, Inc.	235	37,638
AutoZone, Inc.*	106	126,279
Best Buy Co., Inc.	859	75,420
CarMax, Inc.*	628	55,057
Gap, Inc. (The)	768	13,578
Home Depot, Inc. (The)	3,914	854,739
L Brands, Inc.	866	15,692
Lowe’s Cos., Inc.	2,806	336,047
O’Reilly Automotive, Inc.*	284	124,466
Ross Stores, Inc.	1,287	149,832

See Notes to Financial Statements.

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EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Tiffany & Co.	355	$47,446
TJX Cos., Inc. (The)	4,318	263,657
Tractor Supply Co.	418	39,058
Ulta Beauty, Inc.*	200	50,628

		2,189,537

Textiles, Apparel & Luxury Goods (0.2%)
Capri Holdings Ltd.*	477	18,198
Hanesbrands, Inc.	1,070	15,890
NIKE, Inc., Class B	4,353	441,002
PVH Corp.	274	28,811
Ralph Lauren Corp.	193	22,623
Tapestry, Inc.	1,017	27,428
Under Armour, Inc., Class A*	719	15,531
Under Armour, Inc., Class C*	768	14,730
VF Corp.	1,073	106,935

		691,148

Total Consumer Discretionary		9,231,252

Consumer Staples (2.2%)
Beverages (0.5%)
Brown-Forman Corp., Class B	947	64,017
Coca-Cola Co. (The)	12,980	718,443
Constellation Brands, Inc., Class A	558	105,880
Molson Coors Brewing Co., Class B	674	36,329
Monster Beverage Corp.*	1,357	86,237
PepsiCo, Inc.	4,777	652,873

		1,663,779

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.	1,473	432,944
Kroger Co. (The)	2,722	78,911
Sysco Corp.	1,596	136,522
Walgreens Boots Alliance, Inc.	2,879	169,746
Walmart, Inc.	4,879	579,820

		1,397,943

Food Products (0.3%)
Archer-Daniels-Midland Co.	1,866	86,489
Campbell Soup Co.	572	28,268
Conagra Brands, Inc.	1,329	45,505
General Mills, Inc.	1,936	103,692
Hershey Co. (The)	498	73,196
Hormel Foods Corp.	859	38,749
JM Smucker Co. (The)	355	36,966
Kellogg Co.	887	61,345
Kraft Heinz Co. (The)	1,967	63,200
Lamb Weston Holdings, Inc.	523	44,994
McCormick & Co., Inc. (Non-Voting)	404	68,571
Mondelez International, Inc., Class A	5,058	278,595
Tyson Foods, Inc., Class A	1,070	97,413

		1,026,983

Household Products (0.5%)
Church & Dwight Co., Inc.	873	61,407
Clorox Co. (The)	474	72,778
Colgate-Palmolive Co.	3,013	207,415
Kimberly-Clark Corp.	1,189	163,547
Procter & Gamble Co. (The)	8,500	1,061,650

		1,566,797

Personal Products (0.1%)
Coty, Inc., Class A	1,683	18,934
Estee Lauder Cos., Inc. (The), Class A	782	161,514

		180,448

Tobacco (0.3%)
Altria Group, Inc.	6,399	319,374
Philip Morris International, Inc.	5,300	450,977

		770,351

Total Consumer Staples		6,606,301

Energy (1.3%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	1,413	36,215
Halliburton Co.	3,002	73,459
Helmerich & Payne, Inc.	369	16,764
National Oilwell Varco, Inc.	1,259	31,538
Schlumberger Ltd.	4,735	190,347
TechnipFMC plc	1,550	33,232

		381,555

Oil, Gas & Consumable Fuels (1.2%)
Apache Corp.	1,354	34,649
Cabot Oil & Gas Corp.	1,680	29,249
Chevron Corp.	6,455	777,892
Cimarex Energy Co.	320	16,797
Concho Resources, Inc.	509	44,573
ConocoPhillips	3,984	259,080
Devon Energy Corp.	1,782	46,279
Diamondback Energy, Inc.	509	47,266
EOG Resources, Inc.	1,978	165,677
Exxon Mobil Corp.	14,362	1,002,180
Hess Corp.	940	62,801
HollyFrontier Corp.	582	29,513
Kinder Morgan, Inc.	6,637	140,505
Marathon Oil Corp.	3,009	40,862
Marathon Petroleum Corp.	1,578	95,075
Noble Energy, Inc.	1,571	39,024
Occidental Petroleum Corp.	3,258	134,262
ONEOK, Inc.	1,445	109,343
Phillips 66	1,427	158,982
Pioneer Natural Resources Co.	565	85,524
Valero Energy Corp.	1,473	137,946
Williams Cos., Inc. (The)	2,872	68,124

		3,525,603

Total Energy		3,907,158

Financials (4.1%)
Banks (1.9%)
Bank of America Corp.	31,993	1,126,793
Citigroup, Inc.	8,623	688,892
Citizens Financial Group, Inc.	1,610	65,382
Comerica, Inc.	617	44,270
Fifth Third Bancorp	2,445	75,159
First Republic Bank	579	68,004
Huntington Bancshares, Inc.	3,735	56,324

See Notes to Financial Statements.

1061

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
JPMorgan Chase & Co.	11,591	$1,615,785
KeyCorp	3,623	73,330
M&T Bank Corp.	523	88,779
People’s United Financial, Inc.	1,308	22,105
PNC Financial Services Group, Inc. (The)	1,571	250,779
Regions Financial Corp.	3,609	61,930
SVB Financial Group*	193	48,451
Truist Financial Corp.	4,613	259,804
US Bancorp	5,374	318,624
Wells Fargo & Co.	14,909	802,104
Zions Bancorp NA	603	31,308

		5,697,823

Capital Markets (0.8%)
Ameriprise Financial, Inc.	509	84,789
Bank of New York Mellon Corp. (The)	3,427	172,481
BlackRock, Inc.	425	213,647
Cboe Global Markets, Inc.	404	48,480
Charles Schwab Corp. (The)	4,072	193,664
CME Group, Inc.	1,140	228,821
E*TRADE Financial Corp.	919	41,695
Franklin Resources, Inc.	996	25,876
Goldman Sachs Group, Inc. (The)	1,178	270,858
Intercontinental Exchange, Inc.	1,950	180,472
MarketAxess Holdings, Inc.	134	50,801
Moody’s Corp.	558	132,475
Morgan Stanley	4,549	232,545
MSCI, Inc.	288	74,356
Nasdaq, Inc.	446	47,767
Northern Trust Corp.	702	74,580
Raymond James Financial, Inc.	449	40,168
S&P Global, Inc.	849	231,819
State Street Corp.	1,280	101,248
T. Rowe Price Group, Inc.	831	101,249

		2,547,791

Consumer Finance (0.2%)
American Express Co.	2,416	300,768
Capital One Financial Corp.	1,627	167,435
Discover Financial Services	1,242	105,346
Synchrony Financial	2,353	84,731

		658,280

Diversified Financial Services (0.5%)
Berkshire Hathaway, Inc., Class B*	6,511	1,474,742

Insurance (0.7%)
Aflac, Inc.	2,588	136,905
Allstate Corp. (The)	1,206	135,615
American International Group, Inc.	3,062	157,172
Aon plc	859	178,921
Arthur J Gallagher & Co.	603	57,424
Assurant, Inc.	158	20,711
Chubb Ltd.	1,596	248,433
Cincinnati Financial Corp.	467	49,105
Everest Re Group Ltd.	141	39,034
Globe Life, Inc.	390	41,047
Hartford Financial Services Group, Inc. (The)	1,227	74,565
Lincoln National Corp.	747	44,080
Loews Corp.	814	42,727
Marsh & McLennan Cos., Inc.	1,694	188,729
MetLife, Inc.	3,444	175,541
Principal Financial Group, Inc.	891	49,005
Progressive Corp. (The)	2,010	145,504
Prudential Financial, Inc.	1,420	133,111
Travelers Cos., Inc. (The)	905	123,940
Unum Group	831	24,232
Willis Towers Watson plc	456	92,085
WR Berkley Corp.	515	35,586

		2,193,472

Total Financials		12,572,108

Health Care (4.3%)
Biotechnology (0.6%)
AbbVie, Inc.	5,153	456,247
Alexion Pharmaceuticals, Inc.*	782	84,573
Amgen, Inc.	2,238	539,515
Biogen, Inc.*	709	210,381
Gilead Sciences, Inc.	4,433	288,056
Incyte Corp.*	565	49,336
Regeneron Pharmaceuticals, Inc.*	260	97,625
Vertex Pharmaceuticals, Inc.*	873	191,143

		1,916,876

Health Care Equipment & Supplies (1.1%)
Abbott Laboratories	6,002	521,334
ABIOMED, Inc.*	141	24,053
Align Technology, Inc.*	256	71,434
Baxter International, Inc.	1,704	142,489
Becton Dickinson and Co.	912	248,037
Boston Scientific Corp.*	4,725	213,665
Cooper Cos., Inc. (The)	169	54,298
Danaher Corp.	2,080	319,238
Dentsply Sirona, Inc.	705	39,896
Edwards Lifesciences Corp.*	705	164,469
Hologic, Inc.*	968	50,539
IDEXX Laboratories, Inc.*	284	74,161
Intuitive Surgical, Inc.*	390	230,549
Medtronic plc	4,577	519,261
ResMed, Inc.	523	81,049
STERIS plc	309	47,098
Stryker Corp.	1,105	231,984
Teleflex, Inc.	155	58,348
Varian Medical Systems, Inc.*	341	48,425
Zimmer Biomet Holdings, Inc.	702	105,075

		3,245,402

Health Care Providers & Services (0.9%)
AmerisourceBergen Corp.	547	46,506
Anthem, Inc.	856	258,538
Cardinal Health, Inc.	1,115	56,397
Centene Corp.*	1,354	85,126
Cigna Corp.	1,287	263,179
CVS Health Corp.	4,384	325,687
DaVita, Inc.*	456	34,214
HCA Healthcare, Inc.	986	145,741
Henry Schein, Inc.*	523	34,894
Humana, Inc.	456	167,133

See Notes to Financial Statements.

1062

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Laboratory Corp. of America Holdings*	355	$60,055
McKesson Corp.	695	96,132
Quest Diagnostics, Inc.	435	46,454
UnitedHealth Group, Inc.	3,255	956,905
Universal Health Services, Inc., Class B	288	41,316
WellCare Health Plans, Inc.*	176	58,117

		2,676,394

Health Care Technology (0.0%)
Cerner Corp.	1,010	74,124

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	1,143	97,509
Illumina, Inc.*	502	166,533
IQVIA Holdings, Inc.*	551	85,135
Mettler-Toledo International, Inc.*	92	72,982
PerkinElmer, Inc.	435	42,239
Thermo Fisher Scientific, Inc.	1,382	448,970
Waters Corp.*	284	66,357

		979,725

Pharmaceuticals (1.4%)
Allergan plc	1,140	217,934
Bristol-Myers Squibb Co.	8,007	513,969
Eli Lilly & Co.	3,265	429,119
Johnson & Johnson	9,086	1,325,375
Merck & Co., Inc.	9,181	835,012
Mylan NV*	1,729	34,753
Perrigo Co. plc	418	21,594
Pfizer, Inc.	19,883	779,016
Zoetis, Inc.	1,641	217,186

		4,373,958

Total Health Care		13,266,479

Industrials (2.8%)
Aerospace & Defense (0.7%)
Arconic, Inc.	1,382	42,524
Boeing Co. (The)	1,852	603,307
General Dynamics Corp.	926	163,300
Huntington Ingalls Industries, Inc.	155	38,886
L3Harris Technologies, Inc.	765	151,371
Lockheed Martin Corp.	849	330,584
Northrop Grumman Corp.	603	207,414
Raytheon Co.	989	217,323
Textron, Inc.	842	37,553
TransDigm Group, Inc.	165	92,400
United Technologies Corp.	2,746	411,241

		2,295,903

Air Freight & Logistics (0.2%)
CH Robinson Worldwide, Inc.	474	37,067
Expeditors International of Washington, Inc.	558	43,535
FedEx Corp.	835	126,261
United Parcel Service, Inc., Class B	2,318	271,345

		478,208

Airlines (0.1%)
Alaska Air Group, Inc.	390	26,423
American Airlines Group, Inc.	1,459	41,844
Delta Air Lines, Inc.	2,234	130,644
Southwest Airlines Co.	1,799	97,110
United Airlines Holdings, Inc.*	782	68,886

		364,907

Building Products (0.1%)
Allegion plc	320	39,853
AO Smith Corp.	533	25,392
Fortune Brands Home & Security, Inc.	442	28,880
Johnson Controls International plc	3,206	130,516
Masco Corp.	1,031	49,478

		274,119

Commercial Services & Supplies (0.1%)
Cintas Corp.	291	78,302
Copart, Inc.*	691	62,840
Republic Services, Inc.	810	72,600
Rollins, Inc.	439	14,557
Waste Management, Inc.	1,354	154,302

		382,601

Construction & Engineering (0.0%)
Jacobs Engineering Group, Inc.	372	33,417
Quanta Services, Inc.	474	19,296

		52,713

Electrical Equipment (0.2%)
AMETEK, Inc.	779	77,698
Eaton Corp. plc	1,459	138,197
Emerson Electric Co.	2,174	165,789
Rockwell Automation, Inc.	432	87,553

		469,237

Industrial Conglomerates (0.4%)
3M Co.	2,006	353,898
General Electric Co.	29,218	326,073
Honeywell International, Inc.	2,557	452,589
Roper Technologies, Inc.	355	125,752

		1,258,312

Machinery (0.5%)
Caterpillar, Inc.	2,045	302,006
Cummins, Inc.	547	97,891
Deere & Co.	1,073	185,908
Dover Corp.	547	63,047
Flowserve Corp.	400	19,908
Fortive Corp.	1,028	78,529
IDEX Corp.	256	44,032
Illinois Tool Works, Inc.	1,024	183,941
Ingersoll-Rand plc	887	117,900
PACCAR, Inc.	1,171	92,626
Parker-Hannifin Corp.	456	93,854
Pentair plc	568	26,054
Snap-on, Inc.	200	33,880
Stanley Black & Decker, Inc.	540	89,500
Westinghouse Air Brake Technologies Corp.	158	12,293
Xylem, Inc.	603	47,510

		1,488,879

See Notes to Financial Statements.

1063

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Professional Services (0.1%)
Equifax, Inc.	442	$61,933
IHS Markit Ltd.*	1,206	90,872
Nielsen Holdings plc	1,017	20,645
Robert Half International, Inc.	369	23,302
Verisk Analytics, Inc.	502	74,969

		271,721

Road & Rail (0.3%)
CSX Corp.	2,925	211,653
JB Hunt Transport Services, Inc.	260	30,363
Kansas City Southern	372	56,975
Norfolk Southern Corp.	986	191,412
Old Dominion Freight Line, Inc.	245	46,496
Union Pacific Corp.	2,606	471,139

		1,008,038

Trading Companies & Distributors (0.1%)
Fastenal Co.	1,967	72,681
United Rentals, Inc.*	270	45,028
WW Grainger, Inc.	193	65,334

		183,043

Total Industrials		8,527,681

Information Technology (7.1%)
Communications Equipment (0.3%)
Arista Networks, Inc.*	176	35,798
Cisco Systems, Inc.	15,975	766,161
F5 Networks, Inc.*	228	31,840
Juniper Networks, Inc.	1,140	28,078
Motorola Solutions, Inc.	540	87,016

		948,893

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	993	107,472
CDW Corp.	496	70,849
Corning, Inc.	2,820	82,090
FLIR Systems, Inc.	456	23,744
IPG Photonics Corp.*	151	21,883
Keysight Technologies, Inc.*	702	72,046
TE Connectivity Ltd.	1,220	116,925
Zebra Technologies Corp., Class A*	183	46,746

		541,755

IT Services (1.6%)
Accenture plc, Class A	2,171	457,147
Akamai Technologies, Inc.*	533	46,041
Alliance Data Systems Corp.	169	18,962
Automatic Data Processing, Inc.	1,480	252,340
Broadridge Financial Solutions, Inc.	414	51,146
Cognizant Technology Solutions Corp., Class A	1,967	121,993
DXC Technology Co.	951	35,748
Fidelity National Information Services, Inc.	1,569	218,232
Fiserv, Inc.*	1,364	157,719
FleetCor Technologies, Inc.*	291	83,727
Gartner, Inc.*	291	44,843
Global Payments, Inc.	1,020	186,211
International Business Machines Corp.	2,890	387,376
Jack Henry & Associates, Inc.	277	40,351
Leidos Holdings, Inc.	498	48,749
Mastercard, Inc., Class A	3,097	924,733
Paychex, Inc.	1,140	96,968
PayPal Holdings, Inc.*	3,785	409,423
VeriSign, Inc.*	341	65,704
Visa, Inc., Class A	6,033	1,133,601
Western Union Co. (The)	1,564	41,884

		4,822,898

Semiconductors & Semiconductor Equipment (1.3%)
Advanced Micro Devices, Inc.*	2,908	133,361
Analog Devices, Inc.	1,227	145,817
Applied Materials, Inc.	3,434	209,611
Broadcom, Inc.	1,382	436,740
Intel Corp.	15,754	942,877
KLA Corp.	533	94,965
Lam Research Corp.	551	161,112
Maxim Integrated Products, Inc.	1,003	61,694
Microchip Technology, Inc.	772	80,844
Micron Technology, Inc.*	3,872	208,236
NVIDIA Corp.	2,052	482,836
Qorvo, Inc.*	397	46,143
QUALCOMM, Inc.	5,075	447,767
Skyworks Solutions, Inc.	642	77,605
Texas Instruments, Inc.	3,304	423,870
Xilinx, Inc.	831	81,247

		4,034,725

Software (2.1%)
Adobe, Inc.*	1,662	548,144
ANSYS, Inc.*	274	70,531
Autodesk, Inc.*	768	140,897
Cadence Design Systems, Inc.*	887	61,522
Citrix Systems, Inc.	449	49,794
Fortinet, Inc.*	509	54,341
Intuit, Inc.	842	220,545
Microsoft Corp.	26,573	4,190,562
NortonLifeLock, Inc.	2,231	56,935
Oracle Corp.	8,416	445,880
salesforce.com, Inc.*	2,413	392,450
ServiceNow, Inc.*	600	169,392
Synopsys, Inc.*	547	76,143

		6,477,136

Technology Hardware, Storage & Peripherals (1.6%)
Apple, Inc.	15,070	4,425,305
Hewlett Packard Enterprise Co.	5,296	83,995
HP, Inc.	5,518	113,395
NetApp, Inc.	908	56,523
Seagate Technology plc	951	56,584
Western Digital Corp.	1,017	64,549
Xerox Holdings Corp.	656	24,187

		4,824,538

Total Information Technology		21,649,945

See Notes to Financial Statements.

1064

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Materials (0.8%)
Chemicals (0.6%)
Air Products & Chemicals, Inc.	765	$179,767
Albemarle Corp.	418	30,531
Celanese Corp.	481	59,221
CF Industries Holdings, Inc.	740	35,328
Corteva, Inc.	2,606	77,033
Dow, Inc.	2,606	142,626
DuPont de Nemours, Inc.	2,606	167,305
Eastman Chemical Co.	477	37,807
Ecolab, Inc.	894	172,533
FMC Corp.	446	44,520
International Flavors & Fragrances, Inc.	256	33,029
Linde plc	1,894	403,233
LyondellBasell Industries NV, Class A	1,091	103,078
Mosaic Co. (The)	1,133	24,518
PPG Industries, Inc.	849	113,333
Sherwin-Williams Co. (The)	291	169,810

		1,793,672

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	211	59,004
Vulcan Materials Co.	432	62,204

		121,208

Containers & Packaging (0.1%)
Amcor plc	1,459	15,816
Avery Dennison Corp.	320	41,862
Ball Corp.	1,287	83,230
International Paper Co.	1,364	62,812
Packaging Corp. of America	355	39,756
Sealed Air Corp.	565	22,504
Westrock Co.	835	35,830

		301,810

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	4,529	59,421
Newmont Goldcorp Corp.	1,887	81,990
Nucor Corp.	1,133	63,765

		205,176

Total Materials		2,421,866

Real Estate (0.8%)
Equity Real Estate Investment Trusts (REITs) (0.8%)
Alexandria Real Estate Equities, Inc. (REIT)	379	61,239
American Tower Corp. (REIT)	1,522	349,786
Apartment Investment & Management Co. (REIT), Class A	565	29,182
AvalonBay Communities, Inc. (REIT)	456	95,623
Boston Properties, Inc. (REIT)	502	69,206
Crown Castle International Corp. (REIT)	1,427	202,848
Digital Realty Trust, Inc. (REIT)	695	83,219
Duke Realty Corp. (REIT)	1,084	37,582
Equinix, Inc. (REIT)	274	159,934
Equity Residential (REIT)	1,224	99,046
Essex Property Trust, Inc. (REIT)	235	70,702
Extra Space Storage, Inc. (REIT)	404	42,671
Federal Realty Investment Trust (REIT)	253	32,569
Healthpeak Properties, Inc. (REIT)	1,511	52,084
Host Hotels & Resorts, Inc. (REIT)	2,599	48,212
Iron Mountain, Inc. (REIT)	887	28,269
Kimco Realty Corp. (REIT)	1,403	29,056
Mid-America Apartment Communities, Inc. (REIT)	404	53,271
Prologis, Inc. (REIT)	1,796	160,095
Public Storage (REIT)	516	109,887
Realty Income Corp. (REIT)	996	73,336
Regency Centers Corp. (REIT)	509	32,113
SBA Communications Corp. (REIT)	390	93,986
Simon Property Group, Inc. (REIT)	1,059	157,749
SL Green Realty Corp. (REIT)	320	29,402
UDR, Inc. (REIT)	842	39,321
Ventas, Inc. (REIT)	1,213	70,039
Vornado Realty Trust (REIT)	642	42,693
Welltower, Inc. (REIT)	1,231	100,671
Weyerhaeuser Co. (REIT)	2,557	77,221

		2,531,012

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	986	60,432

Total Real Estate		2,591,444

Utilities (1.0%)
Electric Utilities (0.6%)
Alliant Energy Corp.	723	39,562
American Electric Power Co., Inc.	1,662	157,076
Duke Energy Corp.	2,336	213,066
Edison International	1,073	80,915
Entergy Corp.	582	69,724
Evergy, Inc.	986	64,179
Eversource Energy	1,045	88,898
Exelon Corp.	3,311	150,948
FirstEnergy Corp.	1,511	73,435
NextEra Energy, Inc.	1,582	383,097
Pinnacle West Capital Corp.	390	35,073
PPL Corp.	2,416	86,686
Southern Co. (The)	3,486	222,058
Xcel Energy, Inc.	1,687	107,108

		1,771,825

Gas Utilities (0.0%)
Atmos Energy Corp.	425	47,541

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	2,437	48,496
NRG Energy, Inc.	1,017	40,426

		88,922

Multi-Utilities (0.3%)
Ameren Corp.	772	59,290
CenterPoint Energy, Inc.	1,413	38,532
CMS Energy Corp.	986	61,960

See Notes to Financial Statements.

1065

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Consolidated Edison, Inc.	1,091	$98,703
Dominion Energy, Inc.	2,525	209,120
DTE Energy Co.	593	77,013
NiSource, Inc.	1,178	32,796
Public Service Enterprise Group, Inc.	1,785	105,404
Sempra Energy	873	132,242
WEC Energy Group, Inc.	1,073	98,963

		914,023

Water Utilities (0.0%)
American Water Works Co., Inc.	632	77,641

Total Utilities		2,899,952

Total Common Stocks (30.5%) (Cost $64,396,311)		93,241,331

EXCHANGE TRADED FUND (ETF):
Equity (0.0%)
iShares MSCI EAFE ETF	35	2,430

Total Exchange Traded Fund (0.0%) (Cost $2,232)		2,430

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (47.9%)
U.S. Treasury Notes 2.375%, 12/31/20	$4,800,000	4,833,574
2.500%, 2/28/21	3,200,000	3,231,570
2.250%, 3/31/21	4,416,300	4,449,777
1.375%, 4/30/21	4,712,000	4,698,100
1.125%, 7/31/21	8,758,200	8,693,560
1.500%, 9/30/21	3,380,000	3,374,827
2.000%, 10/31/21	6,119,800	6,165,212
1.500%, 11/30/21	353,300	352,835
2.125%, 12/31/21	1,845,000	1,864,240
2.500%, 2/15/22	4,513,800	4,599,472
1.875%, 4/30/22	2,775,800	2,794,020
1.750%, 5/31/22	8,146,800	8,178,932
1.750%, 6/30/22	2,592,700	2,603,529
1.875%, 8/31/22	2,382,800	2,400,203
1.875%, 10/31/22	4,184,500	4,215,611
2.000%, 2/15/23	5,082,300	5,141,622
2.500%, 3/31/23	4,790,000	4,922,823
1.375%, 6/30/23	3,373,000	3,343,859
1.250%, 7/31/23	2,320,400	2,289,337
2.125%, 11/30/23	3,931,000	4,001,192
2.250%, 1/31/24	7,397,200	7,568,808
2.375%, 2/29/24	2,300,000	2,365,433
2.250%, 4/30/24	1,889,600	1,935,084
2.375%, 8/15/24	2,335,900	2,407,420
1.250%, 8/31/24	7,553,600	7,409,325
2.000%, 2/15/25	2,464,900	2,500,445
2.125%, 5/15/25	5,655,000	5,771,283
2.000%, 8/15/25	2,611,000	2,646,288
2.250%, 11/15/25	1,646,900	1,691,587
1.625%, 2/15/26	3,944,400	3,908,754
2.500%, 2/28/26	2,325,000	2,422,165
1.625%, 5/15/26	1,444,700	1,429,823
1.500%, 8/15/26	2,270,400	2,226,264
2.000%, 11/15/26	2,797,300	2,829,065
2.250%, 2/15/27	510,000	524,363
2.375%, 5/15/27	1,914,500	1,985,758
2.250%, 11/15/27	2,867,100	2,948,993
2.750%, 2/15/28	1,806,200	1,925,722
2.875%, 5/15/28	1,969,200	2,121,033
2.875%, 8/15/28	1,160,000	1,251,115
3.125%, 11/15/28	890,000	979,299
2.625%, 2/15/29	1,560,000	1,654,239
2.375%, 5/15/29	1,434,400	1,491,973
1.625%, 8/15/29	1,630,000	1,589,294
1.750%, 11/15/29	595,700	587,177

Total U.S. Treasury Obligations		146,325,005

Total Long-Term Debt Securities (47.9%) (Cost $144,036,453)		146,325,005

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (17.4%)
JPMorgan Prime Money Market Fund, IM Shares	53,137,403	53,153,344

Total Short-Term Investment (17.4%) (Cost $53,146,449)		53,153,344

Total Investments in Securities (95.8%) (Cost $261,581,445)		292,722,110
Other Assets Less Liabilities (4.2%)		12,809,512

Net Assets (100%)		$305,531,622

*	Non-income producing.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	499	3/2020	USD	50,810,675	419,397
Russell 2000 E-Mini Index	86	3/2020	USD	7,183,580	93,780
S&P Midcap 400 E-Mini Index	31	3/2020	USD	6,400,880	74,647

					587,824

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$9,567,145	$—	$—	$9,567,145
Consumer Discretionary	9,231,252	—	—	9,231,252
Consumer Staples	6,606,301	—	—	6,606,301
Energy	3,907,158	—	—	3,907,158
Financials	12,572,108	—	—	12,572,108
Health Care	13,266,479	—	—	13,266,479
Industrials	8,527,681	—	—	8,527,681
Information Technology	21,649,945	—	—	21,649,945
Materials	2,421,866	—	—	2,421,866
Real Estate	2,591,444	—	—	2,591,444
Utilities	2,899,952	—	—	2,899,952
Exchange Traded Fund	2,430	—	—	2,430
Futures	587,824	—	—	587,824
Short-Term Investment
Investment Company	53,153,344	—	—	53,153,344
U.S. Treasury Obligations	—	146,325,005	—	146,325,005

Total Assets	$146,984,929	$146,325,005	$—	$293,309,934

Total Liabilities	$—	$—	$—	$—

Total	$146,984,929	$146,325,005	$—	$293,309,934

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$587,824	*

Total		$587,824

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$7,423,844	$7,423,844

Total	$7,423,844	$7,423,844

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$2,314,155	$2,314,155

Total	$2,314,155	$2,314,155

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $58,778,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$23,689,727
Long-term U.S. government debt securities	168,214,435

$191,904,162

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$16,423,232
Long-term U.S. government debt securities	151,679,613

$168,102,845

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$33,600,437
Aggregate gross unrealized depreciation	(2,490,409)

Net unrealized appreciation	$31,110,028

Federal income tax cost of investments in securities and derivative instruments, if applicable	$262,199,906

For the year ended December 31, 2019, the Portfolio incurred approximately $11 as brokerage commissions with Invesco Capital Markets, Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $261,581,445)	$292,722,110
Cash	8,765,034
Cash held as collateral at broker for futures	3,160,500
Dividends, interest and other receivables	858,631
Due from broker for futures variation margin	269,833
Receivable for Portfolio shares sold	97,066
Other assets	1,419

Total assets	305,874,593

LIABILITIES
Investment management fees payable	190,025
Distribution fees payable – Class IB	64,236
Administrative fees payable	31,589
Payable for Portfolio shares redeemed	964
Accrued expenses	56,157

Total liabilities	342,971

NET ASSETS	$305,531,622

Net assets were comprised of:
Paid in capital	$274,942,708
Total distributable earnings (loss)	30,588,914

Net assets	$305,531,622

Class IB
Net asset value, offering and redemption price per share, $305,531,622 / 27,284,152 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.20

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest	$3,385,527
Dividends	2,893,669

Total income	6,279,196

EXPENSES
Investment management fees	2,267,551
Distribution fees – Class IB	708,608
Administrative fees	349,075
Professional fees	53,413
Printing and mailing expenses	37,223
Custodian fees	28,000
Trustees’ fees	8,877
Miscellaneous	7,491

Gross expenses	3,460,238
Less: Waiver from investment manager	(133,950)

Net expenses	3,326,288

NET INVESTMENT INCOME (LOSS)	2,952,908

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	1,635,211
Futures contracts	7,423,844

Net realized gain (loss)	9,059,055

Change in unrealized appreciation (depreciation) on:
Investments in securities	23,024,013
Futures contracts	2,314,155

Net change in unrealized appreciation (depreciation)	25,338,168

NET REALIZED AND UNREALIZED GAIN (LOSS)	34,397,223

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,350,131

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,952,908	$2,116,408
Net realized gain (loss)	9,059,055	(9,072,831)
Net change in unrealized appreciation (depreciation)	25,338,168	(6,255,126)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,350,131	(13,211,549)

Distributions to shareholders:
Class IB	(2,928,573)	(3,052,403)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,233,486 and 3,834,860 shares, respectively ]	23,738,940	40,219,950
Capital shares issued in reinvestment of dividends and distributions [ 263,547 and 297,582 shares, respectively ]	2,928,573	3,052,403
Capital shares repurchased [ (700,632) and (618,203) shares, respectively ]	(7,521,694)	(6,508,605)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	19,145,819	36,763,748

TOTAL INCREASE (DECREASE) IN NET ASSETS	53,567,377	20,499,796
NET ASSETS:
Beginning of year	251,964,245	231,464,449

End of year	$305,531,622	$251,964,245

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,								May 1, 2015* to December 31, 2015
Class IB	2019		2018		2017		2016
Net asset value, beginning of period	$9.89		$10.53		$9.95		$9.64		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11		0.09		0.03		—	#	0.01
Net realized and unrealized gain (loss)	1.31		(0.61)		0.94		0.31		(0.36)

Total from investment operations	1.42		(0.52)		0.97		0.31		(0.35)

Less distributions:
Dividends from net investment income	(0.11)		(0.08)		(0.03)		—	#	(0.01)
Distributions from net realized gains	—		(0.04)		(0.36)		—		—

Total dividends and distributions	(0.11)		(0.12)		(0.39)		—	#	(0.01)

Net asset value, end of period	$11.20		$9.89		$10.53		$9.95		$9.64

Total return (b)	14.35%		(4.95)%		9.75%		3.26%		(3.52)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$305,532		$251,964		$231,464		$160,823		$65,818
Ratio of expenses to average net assets:
After waivers (a)(f)	1.17	%(j)	1.17	%(j)	1.20	%(k)	1.23	%(m)	1.23%
Before waivers (a)(f)	1.22%		1.22%		1.23%		1.27%		1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.04%		0.85%		0.31%		0.05%		0.15	%(l)
Before waivers (a)(f)	0.99%		0.80%		0.29%		—	%‡‡	(0.05	)%(l)
Portfolio turnover rate^	76%		90%		78%		378%		762	%(z)

Class K	January 1, 2016 to February 21, 2016‡	May 1, 2015* to December 31, 2015
Net asset value, beginning of year	$9.64	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.02
Net realized and unrealized gain (loss)	(0.22)	(0.36)

Total from investment operations	(0.22)	(0.34)

Less distributions:
Dividends from net investment income	—	(0.02)

Net asset value, end of year	$9.42	$9.64

Total return (b)	(2.28)%	(3.36)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	9,570
Ratio of expenses to average net assets:
After waivers (a)(f)	0.98%	0.99%
Before waivers (a)(f)	1.10%	1.56%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.37%	0.32	%(l)
Before waivers (a)(f)	0.25%	(0.25	)%(l)
Portfolio turnover rate^	378%	762	%(z)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
‡	After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed. The shares are no longer operational, but are still registered.
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IB.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1072

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/19

Since Incept.
Portfolio – Class IB Shares*	13.75%
Portfolio – Class K Shares*	14.00
EQ/Invesco Moderate Growth Allocation Index	15.33
S&P 500® Index	21.73
Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index	11.35

* Date of inception 2/1/19. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.75% for the period ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/Invesco Moderate Growth Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which returned 15.33%, 21.73% and 11.35%, respectively.

Portfolio Highlights

Markets were relatively subdued during much of the year except for a few volatility spikes. The Portfolio hedged its equity exposure briefly in May after a breakdown in the U.S.-China trade talks resulted in a major stock sell-off. The Portfolio was also hedged throughout the month of August, as the U.S. Treasury yield curve inverted several times, causing jitters for investors who were concerned that a U.S. recession would be imminent.

What helped performance since inception:

•	All of the Portfolio’s allocations posted positive performance and contributed to absolute performance results.

•	The equity allocation was the leading contributor to performance during the year, led by U.S. large-cap equities.

•	The Portfolio’s allocation to international and domestic mid/small-cap equities also contributed to relative performance.

What hurt performance since inception:

•	There were no detractors from absolute performance during the year.

•	The fixed income allocation posted a solid gain but trailed the benchmark and was the largest detractor from relative performance.

•	The Portfolio’s volatility hedge also detracted from relative performance results.

How did derivatives contribute/detract from performance during the year?

•

Derivatives were used in the Portfolio as a volatility control. The volatility overlays detracted from relative performance results during the year. Efforts to manage the Portfolio’s volatility tend to limit the Portfolio’s gains in rising markets and as such, the Portfolio expects to underperform its benchmark in periods of equity market rallies while the volatility overlay is in effect.

Portfolio Positioning and Outlook — Invesco Advisers, Inc.

The Portfolio seeks diversification through broad exposure to U.S. and international equity markets as well as U.S. fixed income. The Portfolio pursues upside market participation while actively managing Portfolio volatility.

We believe there will continue to be modest global growth but no recession. We do not believe the signing of a phase one trade deal with China will put all fears to rest but it should cause some decrease in economic policy uncertainty. However, the global economy will continue to experience some negative effects from the U.S.-China trade war, and we expect the trend of a significantly weaker manufacturing sector but relatively better services sector will continue — although both sectors are likely to decline, in our opinion. We anticipate positive global stock market returns given the accommodative monetary policy environment. However, we also expect continued volatility

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EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

given that risks — especially geopolitical risks — are on the rise. Brexit uncertainty remains, while the U.S. presidential election is another source of significant uncertainty. This environment is one in which broad diversification continues to be recommended.

Sector Weightings as of December 31, 2019	% of Net Assets
Investment Company	22.8%
Financials	17.6
Information Technology	11.1
Health Care	9.4
Energy	6.0
Communication Services	5.7
Industrials	5.1
Consumer Staples	4.9
Consumer Discretionary	4.8
Exchange Traded Funds	3.7
Utilities	3.1
Real Estate	2.2
Materials	1.4
Cash and Other	2.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,059.10	$6.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.38	5.89
Class K
Actual	1,000.00	1,060.40	4.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.65	4.61

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.16% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.3%)
Diversified Telecommunication Services (0.7%)
AT&T, Inc.	3,589	$140,258
CenturyLink, Inc.	505	6,671
Verizon Communications, Inc.	2,021	124,090

		271,019

Entertainment (0.6%)
Activision Blizzard, Inc.	375	22,282
Electronic Arts, Inc.*	150	16,126
Live Nation Entertainment, Inc.*	72	5,146
Netflix, Inc.*	215	69,568
Take-Two Interactive Software, Inc.*	51	6,244
Walt Disney Co. (The)	881	127,419

		246,785

Interactive Media & Services (1.6%)
Alphabet, Inc., Class A*	147	196,891
Alphabet, Inc., Class C*	150	200,553
Facebook, Inc., Class A*	1,181	242,400
Twitter, Inc.*	385	12,339

		652,183

Media (0.4%)
Charter Communications, Inc., Class A*	79	38,321
Comcast Corp., Class A	2,219	99,788
Discovery, Inc., Class A*	92	3,012
Discovery, Inc., Class C*	153	4,665
DISH Network Corp., Class A*	113	4,008
Fox Corp., Class A	160	5,931
Fox Corp., Class B	82	2,985
Interpublic Group of Cos., Inc. (The)	177	4,089
News Corp., Class A	188	2,658
News Corp., Class B	92	1,335
Omnicom Group, Inc.	102	8,264
ViacomCBS, Inc.	252	10,577

		185,633

Wireless Telecommunication Services (0.0%)
T-Mobile US, Inc.*	160	12,547

Total Communication Services		1,368,167

Consumer Discretionary (3.1%)
Auto Components (0.1%)
Aptiv plc	130	12,346
BorgWarner, Inc.	99	4,295

		16,641

Automobiles (0.1%)
Ford Motor Co.	1,936	18,005
General Motors Co.	601	21,997
Harley-Davidson, Inc.	65	2,417

		42,419

Distributors (0.0%)
Genuine Parts Co.	75	7,967
LKQ Corp.*	164	5,855

		13,822

Diversified Consumer Services (0.0%)
H&R Block, Inc.	103	2,418

Hotels, Restaurants & Leisure (0.6%)
Carnival Corp.	204	10,369
Chipotle Mexican Grill, Inc.*	14	11,720
Darden Restaurants, Inc.	58	6,323
Hilton Worldwide Holdings, Inc.	147	16,304
Las Vegas Sands Corp.	171	11,806
Marriott International, Inc., Class A	133	20,140
McDonald’s Corp.	372	73,511
MGM Resorts International	276	9,182
Norwegian Cruise Line Holdings Ltd.*	103	6,016
Royal Caribbean Cruises Ltd.	82	10,948
Starbucks Corp.	590	51,873
Wynn Resorts Ltd.	45	6,249
Yum! Brands, Inc.	154	15,512

		249,953

Household Durables (0.1%)
DR Horton, Inc.	171	9,020
Garmin Ltd.	75	7,317
Leggett & Platt, Inc.	58	2,948
Lennar Corp., Class A	147	8,201
Mohawk Industries, Inc.*	28	3,819
Newell Brands, Inc.	198	3,806
NVR, Inc.*	1	3,808
PulteGroup, Inc.	130	5,044
Whirlpool Corp.	31	4,574

		48,537

Internet & Direct Marketing Retail (1.1%)
Amazon.com, Inc.*	205	378,807
Booking Holdings, Inc.*	21	43,128
eBay, Inc.	399	14,408
Expedia Group, Inc.	65	7,029

		443,372

Leisure Products (0.0%)
Hasbro, Inc.	55	5,809

Multiline Retail (0.2%)
Dollar General Corp.	130	20,278
Dollar Tree, Inc.*	113	10,628
Kohl’s Corp.	72	3,668
Macy’s, Inc.	167	2,839
Nordstrom, Inc.	69	2,824
Target Corp.	249	31,924

		72,161

Specialty Retail (0.7%)
Advance Auto Parts, Inc.	31	4,965
AutoZone, Inc.*	14	16,678
Best Buy Co., Inc.	106	9,307
CarMax, Inc.*	82	7,189
Gap, Inc. (The)	75	1,326
Home Depot, Inc. (The)	539	117,707
L Brands, Inc.	147	2,664
Lowe’s Cos., Inc.	385	46,107
O’Reilly Automotive, Inc.*	38	16,654
Ross Stores, Inc.	177	20,606
Tiffany & Co.	51	6,816

See Notes to Financial Statements.

1075

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
TJX Cos., Inc. (The)	594	$36,270
Tractor Supply Co.	55	5,139
Ulta Beauty, Inc.*	28	7,088

		298,516

Textiles, Apparel & Luxury Goods (0.2%)
Capri Holdings Ltd.*	82	3,128
Hanesbrands, Inc.	164	2,436
NIKE, Inc., Class B	614	62,204
PVH Corp.	41	4,311
Ralph Lauren Corp.	28	3,282
Tapestry, Inc.	147	3,965
Under Armour, Inc., Class A*	123	2,657
Under Armour, Inc., Class C*	69	1,323
VF Corp.	154	15,348

		98,654

Total Consumer Discretionary		1,292,302

Consumer Staples (2.3%)
Beverages (0.6%)
Brown-Forman Corp., Class B	82	5,543
Coca-Cola Co. (The)	1,885	104,335
Constellation Brands, Inc., Class A	79	14,990
Molson Coors Brewing Co., Class B	92	4,959
Monster Beverage Corp.*	184	11,693
PepsiCo, Inc.	683	93,346

		234,866

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.	215	63,193
Kroger Co. (The)	409	11,857
Sysco Corp.	245	20,957
Walgreens Boots Alliance, Inc.	375	22,110
Walmart, Inc.	696	82,713

		200,830

Food Products (0.4%)
Archer-Daniels-Midland Co.	283	13,117
Campbell Soup Co.	86	4,250
Conagra Brands, Inc.	242	8,286
General Mills, Inc.	307	16,443
Hershey Co. (The)	72	10,583
Hormel Foods Corp.	130	5,864
JM Smucker Co. (The)	62	6,456
Kellogg Co.	130	8,991
Kraft Heinz Co. (The)	321	10,314
Lamb Weston Holdings, Inc.	69	5,936
McCormick & Co., Inc. (Non-Voting)	58	9,844
Mondelez International, Inc., Class A	713	39,272
Tyson Foods, Inc., Class A	150	13,656

		153,012

Household Products (0.5%)
Church & Dwight Co., Inc.	123	8,652
Clorox Co. (The)	62	9,520
Colgate-Palmolive Co.	416	28,637
Kimberly-Clark Corp.	164	22,558
Procter & Gamble Co. (The)	1,232	153,877

		223,244

Personal Products (0.0%)
Coty, Inc., Class A	109	1,226
Estee Lauder Cos., Inc. (The), Class A	109	22,513

		23,739

Tobacco (0.3%)
Altria Group, Inc.	915	45,668
Philip Morris International, Inc.	761	64,753

		110,421

Total Consumer Staples		946,112

Energy (1.4%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	348	8,919
Halliburton Co.	443	10,840
Helmerich & Payne, Inc.	65	2,953
National Oilwell Varco, Inc.	187	4,684
Schlumberger Ltd.	665	26,733
TechnipFMC plc	181	3,881

		58,010

Oil, Gas & Consumable Fuels (1.3%)
Apache Corp.	177	4,529
Cabot Oil & Gas Corp.	204	3,552
Chevron Corp.	932	112,315
Cimarex Energy Co.	58	3,044
Concho Resources, Inc.	99	8,669
ConocoPhillips	553	35,962
Devon Energy Corp.	181	4,701
Diamondback Energy, Inc.	75	6,965
EOG Resources, Inc.	286	23,955
Exxon Mobil Corp.	2,083	145,352
Hess Corp.	136	9,086
HollyFrontier Corp.	69	3,499
Kinder Morgan, Inc.	952	20,154
Marathon Oil Corp.	433	5,880
Marathon Petroleum Corp.	324	19,521
Noble Energy, Inc.	252	6,260
Occidental Petroleum Corp.	426	17,556
ONEOK, Inc.	198	14,983
Phillips 66	215	23,953
Pioneer Natural Resources Co.	82	12,412
Valero Energy Corp.	208	19,479
Williams Cos., Inc. (The)	614	14,564

		516,391

Total Energy		574,401

Financials (4.2%)
Banks (1.9%)
Bank of America Corp.	4,135	145,635
Citigroup, Inc.	1,116	89,157
Citizens Financial Group, Inc.	218	8,853
Comerica, Inc.	79	5,668
Fifth Third Bancorp	358	11,005
First Republic Bank	86	10,101
Huntington Bancshares, Inc.	539	8,128
JPMorgan Chase & Co.	1,577	219,834
KeyCorp	498	10,080
M&T Bank Corp.	65	11,034

See Notes to Financial Statements.

1076

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
People’s United Financial, Inc.	232	$3,921
PNC Financial Services Group, Inc. (The)	221	35,278
Regions Financial Corp.	474	8,134
SVB Financial Group*	24	6,025
Truist Financial Corp.	679	38,241
US Bancorp	710	42,096
Wells Fargo & Co.	1,963	105,609
Zions Bancorp NA	82	4,257

		763,056

Capital Markets (0.9%)
Ameriprise Financial, Inc.	62	10,328
Bank of New York Mellon Corp. (The)	420	21,139
BlackRock, Inc.	58	29,157
Cboe Global Markets, Inc.	58	6,960
Charles Schwab Corp. (The)	570	27,109
CME Group, Inc.	174	34,925
E*TRADE Financial Corp.	126	5,717
Franklin Resources, Inc.	140	3,637
Goldman Sachs Group, Inc. (The)	157	36,099
Intercontinental Exchange, Inc.	283	26,192
MarketAxess Holdings, Inc.	21	7,961
Moody’s Corp.	79	18,755
Morgan Stanley	614	31,388
MSCI, Inc.	41	10,585
Nasdaq, Inc.	51	5,462
Northern Trust Corp.	103	10,943
Raymond James Financial, Inc.	62	5,546
S&P Global, Inc.	119	32,493
State Street Corp.	177	14,001
T. Rowe Price Group, Inc.	113	13,768

		352,165

Consumer Finance (0.2%)
American Express Co.	327	40,708
Capital One Financial Corp.	235	24,184
Discover Financial Services	160	13,571
Synchrony Financial	293	10,551

		89,014

Diversified Financial Services (0.5%)
Berkshire Hathaway, Inc., Class B*	963	218,119

Insurance (0.7%)
Aflac, Inc.	365	19,308
Allstate Corp. (The)	157	17,655
American International Group, Inc.	416	21,353
Aon plc	116	24,162
Arthur J Gallagher & Co.	89	8,475
Assurant, Inc.	31	4,063
Chubb Ltd.	225	35,024
Cincinnati Financial Corp.	68	7,150
Everest Re Group Ltd.	17	4,706
Globe Life, Inc.	55	5,789
Hartford Financial Services Group, Inc. (The)	181	10,999
Lincoln National Corp.	106	6,255
Loews Corp.	126	6,614
Marsh & McLennan Cos., Inc.	252	28,075
MetLife, Inc.	392	19,980
Principal Financial Group, Inc.	120	6,600
Progressive Corp. (The)	280	20,269
Prudential Financial, Inc.	198	18,561
Travelers Cos., Inc. (The)	130	17,804
Unum Group	92	2,683
Willis Towers Watson plc	65	13,126
WR Berkley Corp.	86	5,943

		304,594

Total Financials		1,726,948

Health Care (4.5%)
Biotechnology (0.6%)
AbbVie, Inc.	730	64,634
Alexion Pharmaceuticals, Inc.*	113	12,221
Amgen, Inc.	293	70,633
Biogen, Inc.*	89	26,409
Gilead Sciences, Inc.	614	39,898
Incyte Corp.*	86	7,510
Regeneron Pharmaceuticals, Inc.*	38	14,268
Vertex Pharmaceuticals, Inc.*	126	27,588

		263,161

Health Care Equipment & Supplies (1.2%)
Abbott Laboratories	874	75,916
ABIOMED, Inc.*	21	3,582
Align Technology, Inc.*	38	10,603
Baxter International, Inc.	252	21,072
Becton Dickinson and Co.	133	36,172
Boston Scientific Corp.*	700	31,654
Cooper Cos., Inc. (The)	24	7,711
Danaher Corp.	314	48,193
Dentsply Sirona, Inc.	123	6,961
Edwards Lifesciences Corp.*	103	24,029
Hologic, Inc.*	136	7,101
IDEXX Laboratories, Inc.*	45	11,751
Intuitive Surgical, Inc.*	58	34,287
Medtronic plc	665	75,444
ResMed, Inc.	72	11,158
STERIS plc	43	6,554
Stryker Corp.	160	33,590
Teleflex, Inc.	24	9,035
Varian Medical Systems, Inc.*	45	6,390
Zimmer Biomet Holdings, Inc.	96	14,369

		475,572

Health Care Providers & Services (0.9%)
AmerisourceBergen Corp.	75	6,377
Anthem, Inc.	123	37,150
Cardinal Health, Inc.	157	7,941
Centene Corp.*	215	13,517
Cigna Corp.	191	39,058
CVS Health Corp.	638	47,397
DaVita, Inc.*	45	3,376
HCA Healthcare, Inc.	133	19,659
Henry Schein, Inc.*	62	4,137
Humana, Inc.	68	24,923
Laboratory Corp. of America Holdings*	48	8,120
McKesson Corp.	89	12,310
Quest Diagnostics, Inc.	65	6,941
UnitedHealth Group, Inc.	467	137,289

See Notes to Financial Statements.

1077

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Universal Health Services, Inc., Class B	38	$5,451
WellCare Health Plans, Inc.*	24	7,925

		381,571

Health Care Technology (0.0%)
Cerner Corp.	157	11,522

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	153	13,053
Illumina, Inc.*	72	23,885
IQVIA Holdings, Inc.*	89	13,752
Mettler-Toledo International, Inc.*	11	8,726
PerkinElmer, Inc.	62	6,020
Thermo Fisher Scientific, Inc.	198	64,324
Waters Corp.*	38	8,879

		138,639

Pharmaceuticals (1.5%)
Allergan plc	164	31,352
Bristol-Myers Squibb Co.	1,150	73,818
Eli Lilly & Co.	413	54,280
Johnson & Johnson	1,294	188,756
Merck & Co., Inc.	1,263	114,870
Mylan NV*	276	5,548
Perrigo Co. plc	72	3,719
Pfizer, Inc.	2,721	106,609
Zoetis, Inc.	228	30,176

		609,128

Total Health Care		1,879,593

Industrials (2.9%)
Aerospace & Defense (0.8%)
Arconic, Inc.	188	5,785
Boeing Co. (The)	262	85,349
General Dynamics Corp.	113	19,928
Huntington Ingalls Industries, Inc.	17	4,265
L3Harris Technologies, Inc.	109	21,568
Lockheed Martin Corp.	123	47,894
Northrop Grumman Corp.	79	27,174
Raytheon Co.	133	29,225
Textron, Inc.	109	4,861
TransDigm Group, Inc.	24	13,440
United Technologies Corp.	399	59,754

		319,243

Air Freight & Logistics (0.2%)
CH Robinson Worldwide, Inc.	72	5,630
Expeditors International of Washington, Inc.	86	6,710
FedEx Corp.	116	17,540
United Parcel Service, Inc., Class B	348	40,737

		70,617

Airlines (0.1%)
Alaska Air Group, Inc.	55	3,726
American Airlines Group, Inc.	211	6,052
Delta Air Lines, Inc.	286	16,725
Southwest Airlines Co.	228	12,308
United Airlines Holdings, Inc.*	113	9,954

		48,765

Building Products (0.1%)
Allegion plc	45	5,604
AO Smith Corp.	79	3,764
Fortune Brands Home & Security, Inc.	65	4,247
Johnson Controls International plc	396	16,121
Masco Corp.	147	7,055

		36,791

Commercial Services & Supplies (0.1%)
Cintas Corp.	38	10,225
Copart, Inc.*	92	8,367
Republic Services, Inc.	106	9,501
Rollins, Inc.	69	2,288
Waste Management, Inc.	188	21,424

		51,805

Construction & Engineering (0.0%)
Jacobs Engineering Group, Inc.	68	6,108
Quanta Services, Inc.	62	2,524

		8,632

Electrical Equipment (0.2%)
AMETEK, Inc.	116	11,570
Eaton Corp. plc	211	19,986
Emerson Electric Co.	293	22,344
Rockwell Automation, Inc.	58	11,755

		65,655

Industrial Conglomerates (0.4%)
3M Co.	280	49,397
General Electric Co.	4,330	48,323
Honeywell International, Inc.	355	62,835
Roper Technologies, Inc.	51	18,066

		178,621

Machinery (0.5%)
Caterpillar, Inc.	280	41,350
Cummins, Inc.	82	14,675
Deere & Co.	157	27,202
Dover Corp.	75	8,644
Flowserve Corp.	51	2,538
Fortive Corp.	154	11,764
IDEX Corp.	41	7,052
Illinois Tool Works, Inc.	143	25,687
Ingersoll-Rand plc	116	15,419
PACCAR, Inc.	171	13,526
Parker-Hannifin Corp.	62	12,761
Pentair plc	96	4,403
Snap-on, Inc.	24	4,066
Stanley Black & Decker, Inc.	79	13,093
Westinghouse Air Brake Technologies Corp.	92	7,158
Xylem, Inc.	92	7,249

		216,587

Professional Services (0.1%)
Equifax, Inc.	58	8,127
IHS Markit Ltd.*	205	15,447
Nielsen Holdings plc	191	3,877
Robert Half International, Inc.	68	4,294
Verisk Analytics, Inc.	79	11,798

		43,543

See Notes to Financial Statements.

1078

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Road & Rail (0.3%)
CSX Corp.	396	$28,654
JB Hunt Transport Services, Inc.	45	5,255
Kansas City Southern	55	8,424
Norfolk Southern Corp.	130	25,237
Old Dominion Freight Line, Inc.	38	7,212
Union Pacific Corp.	348	62,915

		137,697

Trading Companies & Distributors (0.1%)
Fastenal Co.	280	10,346
United Rentals, Inc.*	38	6,337
WW Grainger, Inc.	21	7,109

		23,792

Total Industrials		1,201,748

Information Technology (7.4%)
Communications Equipment (0.3%)
Arista Networks, Inc.*	28	5,695
Cisco Systems, Inc.	2,076	99,565
F5 Networks, Inc.*	28	3,910
Juniper Networks, Inc.	153	3,769
Motorola Solutions, Inc.	79	12,730

		125,669

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	143	15,477
CDW Corp.	72	10,284
Corning, Inc.	382	11,120
FLIR Systems, Inc.	72	3,749
IPG Photonics Corp.*	17	2,464
Keysight Technologies, Inc.*	89	9,134
TE Connectivity Ltd.	167	16,005
Zebra Technologies Corp., Class A*	25	6,386

		74,619

IT Services (1.7%)
Accenture plc, Class A	310	65,277
Akamai Technologies, Inc.*	89	7,688
Alliance Data Systems Corp.	24	2,693
Automatic Data Processing, Inc.	215	36,657
Broadridge Financial Solutions, Inc.	51	6,301
Cognizant Technology Solutions Corp., Class A	280	17,366
DXC Technology Co.	137	5,150
Fidelity National Information Services, Inc.	300	41,727
Fiserv, Inc.*	280	32,376
FleetCor Technologies, Inc.*	45	12,947
Gartner, Inc.*	45	6,935
Global Payments, Inc.	147	26,836
International Business Machines Corp.	430	57,637
Jack Henry & Associates, Inc.	38	5,535
Leidos Holdings, Inc.	65	6,363
Mastercard, Inc., Class A	437	130,484
Paychex, Inc.	154	13,099
PayPal Holdings, Inc.*	580	62,739
VeriSign, Inc.*	48	9,249
Visa, Inc., Class A	846	158,963
Western Union Co. (The)	208	5,570

		711,592

Semiconductors & Semiconductor Equipment (1.4%)
Advanced Micro Devices, Inc.*	515	23,618
Analog Devices, Inc.	181	21,510
Applied Materials, Inc.	443	27,041
Broadcom, Inc.	198	62,572
Intel Corp.	2,185	130,772
KLA Corp.	79	14,075
Lam Research Corp.	72	21,053
Maxim Integrated Products, Inc.	137	8,427
Microchip Technology, Inc.	109	11,414
Micron Technology, Inc.*	539	28,987
NVIDIA Corp.	300	70,590
Qorvo, Inc.*	65	7,555
QUALCOMM, Inc.	597	52,673
Skyworks Solutions, Inc.	86	10,396
Texas Instruments, Inc.	464	59,527
Xilinx, Inc.	123	12,026

		562,236

Software (2.2%)
Adobe, Inc.*	239	78,825
ANSYS, Inc.*	41	10,554
Autodesk, Inc.*	106	19,447
Cadence Design Systems, Inc.*	140	9,710
Citrix Systems, Inc.	62	6,876
Fortinet, Inc.*	65	6,939
Intuit, Inc.	126	33,003
Microsoft Corp.	3,756	592,321
NortonLifeLock, Inc.	286	7,299
Oracle Corp.	1,079	57,165
salesforce.com, Inc.*	430	69,935
ServiceNow, Inc.*	106	29,926
Synopsys, Inc.*	75	10,440

		932,440

Technology Hardware, Storage & Peripherals (1.6%)
Apple, Inc.	2,086	612,554
Hewlett Packard Enterprise Co.	642	10,182
HP, Inc.	747	15,351
NetApp, Inc.	116	7,221
Seagate Technology plc	113	6,724
Western Digital Corp.	150	9,520
Xerox Holdings Corp.	86	3,171

		664,723

Total Information Technology		3,071,279

Materials (0.9%)
Chemicals (0.6%)
Air Products & Chemicals, Inc.	109	25,614
Albemarle Corp.	62	4,529
Celanese Corp.	62	7,633
CF Industries Holdings, Inc.	113	5,395
Corteva, Inc.	389	11,499
Dow, Inc.	362	19,812
DuPont de Nemours, Inc.	368	23,626
Eastman Chemical Co.	69	5,469
Ecolab, Inc.	123	23,738
FMC Corp.	62	6,189
International Flavors & Fragrances, Inc.	55	7,096
Linde plc	266	56,631

See Notes to Financial Statements.

1079

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
LyondellBasell Industries NV, Class A	130	$12,282
Mosaic Co. (The)	191	4,133
PPG Industries, Inc.	116	15,485
Sherwin-Williams Co. (The)	41	23,925

		253,056

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	28	7,830
Vulcan Materials Co.	62	8,927

		16,757

Containers & Packaging (0.1%)
Amcor plc	802	8,694
Avery Dennison Corp.	41	5,364
Ball Corp.	160	10,347
International Paper Co.	181	8,335
Packaging Corp. of America	48	5,375
Sealed Air Corp.	62	2,469
Westrock Co.	137	5,879

		46,463

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	768	10,076
Newmont Goldcorp Corp.	396	17,207
Nucor Corp.	147	8,273

		35,556

Total Materials		351,832

Real Estate (0.9%)
Equity Real Estate Investment Trusts (REITs) (0.9%)
Alexandria Real Estate Equities, Inc. (REIT)	58	9,372
American Tower Corp. (REIT)	215	49,411
Apartment Investment & Management Co. (REIT), Class A	72	3,719
AvalonBay Communities, Inc. (REIT)	72	15,098
Boston Properties, Inc. (REIT)	68	9,374
Crown Castle International Corp. (REIT)	201	28,572
Digital Realty Trust, Inc. (REIT)	96	11,495
Duke Realty Corp. (REIT)	188	6,518
Equinix, Inc. (REIT)	41	23,932
Equity Residential (REIT)	177	14,323
Essex Property Trust, Inc. (REIT)	31	9,327
Extra Space Storage, Inc. (REIT)	58	6,126
Federal Realty Investment Trust (REIT)	38	4,892
Healthpeak Properties, Inc. (REIT)	252	8,686
Host Hotels & Resorts, Inc. (REIT)	389	7,216
Iron Mountain, Inc. (REIT)	153	4,876
Kimco Realty Corp. (REIT)	184	3,811
Mid-America Apartment Communities, Inc. (REIT)	58	7,648
Prologis, Inc. (REIT)	314	27,990
Public Storage (REIT)	72	15,333
Realty Income Corp. (REIT)	160	11,781
Regency Centers Corp. (REIT)	75	4,732
SBA Communications Corp. (REIT)	51	12,290
Simon Property Group, Inc. (REIT)	150	22,344
SL Green Realty Corp. (REIT)	48	4,410
UDR, Inc. (REIT)	130	6,071
Ventas, Inc. (REIT)	177	10,220
Vornado Realty Trust (REIT)	82	5,453
Welltower, Inc. (REIT)	191	15,620
Weyerhaeuser Co. (REIT)	358	10,812

		371,452

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	174	10,664

Total Real Estate		382,116

Utilities (1.1%)
Electric Utilities (0.7%)
Alliant Energy Corp.	123	6,730
American Electric Power Co., Inc.	245	23,155
Duke Energy Corp.	355	32,379
Edison International	177	13,348
Entergy Corp.	96	11,501
Evergy, Inc.	123	8,006
Eversource Energy	154	13,101
Exelon Corp.	481	21,929
FirstEnergy Corp.	269	13,073
NextEra Energy, Inc.	242	58,603
Pinnacle West Capital Corp.	55	4,946
PPL Corp.	351	12,594
Southern Co. (The)	508	32,360
Xcel Energy, Inc.	266	16,888

		268,613

Gas Utilities (0.0%)
Atmos Energy Corp.	58	6,488

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	310	6,169
NRG Energy, Inc.	126	5,008

		11,177

Multi-Utilities (0.4%)
Ameren Corp.	120	9,216
CenterPoint Energy, Inc.	262	7,145
CMS Energy Corp.	143	8,986
Consolidated Edison, Inc.	167	15,109
Dominion Energy, Inc.	396	32,797
DTE Energy Co.	92	11,948
NiSource, Inc.	184	5,123
Public Service Enterprise Group, Inc.	245	14,467
Sempra Energy	136	20,601
WEC Energy Group, Inc.	154	14,203

		139,595

Water Utilities (0.0%)
American Water Works Co., Inc.	86	10,565

Total Utilities		436,438

Total Common Stocks (32.0%) (Cost $12,516,072)		13,230,936

See Notes to Financial Statements.

1080

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EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (3.7%)
iShares Core S&P 500 ETF	3,821	$1,235,100
iShares Core S&P Mid-Cap ETF	782	160,951
iShares MSCI EAFE ETF	1,347	93,536
iShares Russell 2000 ETF	226	37,441

Total Exchange Traded Funds (3.7%) (Cost $1,423,260)		1,527,028

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (39.3%)
Communication Services (2.4%)
Diversified Telecommunication Services (1.0%)
AT&T, Inc. 4.125%, 2/17/26	$200,000	216,797
Verizon Communications, Inc. 4.329%, 9/21/28	150,000	170,178

		386,975

Entertainment (0.1%)
TWDC Enterprises 18 Corp. 3.000%, 2/13/26	40,000	42,104

Media (1.1%)
Charter Communications Operating LLC 4.908%, 7/23/25	105,000	115,205
Comcast Corp. 4.150%, 10/15/28	190,000	214,203
Discovery Communications LLC 3.950%, 3/20/28	36,000	38,427
ViacomCBS, Inc. 2.900%, 1/15/27	85,000	85,328

		453,163

Wireless Telecommunication Services (0.2%)
Vodafone Group plc 4.375%, 5/30/28	80,000	88,912

Total Communication Services		971,154

Consumer Discretionary (1.7%)
Automobiles (0.3%)
Ford Motor Co. 4.346%, 12/8/26	140,000	143,920

Hotels, Restaurants & Leisure (0.5%)
McDonald’s Corp. 3.375%, 5/26/25	100,000	105,539
Starbucks Corp. 3.550%, 8/15/29	100,000	108,442

		213,981

Internet & Direct Marketing Retail (0.3%)
Amazon.com, Inc. 3.150%, 8/22/27	100,000	105,562

Specialty Retail (0.6%)
Home Depot, Inc. (The) 3.000%, 4/1/26	130,000	135,684
Lowe’s Cos., Inc. 2.500%, 4/15/26	110,000	110,247

		245,931

Total Consumer Discretionary		709,394

Consumer Staples (2.6%)
Beverages (1.3%)
Anheuser-Busch InBev Finance, Inc. 3.650%, 2/1/26	50,000	53,116
Anheuser-Busch InBev Worldwide, Inc. 4.750%, 1/23/29	125,000	144,831
Coca-Cola Co. (The) 2.125%, 9/6/29	50,000	48,650
Constellation Brands, Inc. 3.150%, 8/1/29	100,000	100,931
Keurig Dr Pepper, Inc. 4.597%, 5/25/28	100,000	112,569
PepsiCo, Inc. 2.375%, 10/6/26	75,000	76,364

		536,461

Food & Staples Retailing (0.4%)
Walmart, Inc. 3.700%, 6/26/28	150,000	164,773

Food Products (0.3%)
Kraft Heinz Foods Co. 3.950%, 7/15/25	90,000	94,902
Tyson Foods, Inc. 3.550%, 6/2/27	37,000	39,193

		134,095

Tobacco (0.6%)
Altria Group, Inc. 4.400%, 2/14/26	110,000	119,119
BAT Capital Corp. 3.557%, 8/15/27	130,000	132,415

		251,534

Total Consumer Staples		1,086,863

Energy (4.6%)
Oil, Gas & Consumable Fuels (4.6%)
BP Capital Markets America, Inc. 4.234%, 11/6/28	200,000	225,677
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29§	125,000	127,969
Chevron Corp. 2.954%, 5/16/26	100,000	104,777
Concho Resources, Inc. 4.375%, 1/15/25	25,000	26,015
3.750%, 10/1/27	50,000	52,435
ConocoPhillips Co. 4.950%, 3/15/26	90,000	103,787
Diamondback Energy, Inc. 3.250%, 12/1/26	65,000	65,752
Enbridge, Inc. 3.700%, 7/15/27	110,000	116,399
Energy Transfer Operating LP 5.500%, 6/1/27	150,000	168,491
Enterprise Products Operating LLC 4.150%, 10/16/28	100,000	110,416

See Notes to Financial Statements.

1081

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Exxon Mobil Corp. 3.043%, 3/1/26	$75,000	$78,605
Kinder Morgan, Inc. 4.300%, 6/1/25	100,000	108,582
MPLX LP 4.000%, 3/15/28	200,000	206,792
Occidental Petroleum Corp. 3.400%, 4/15/26	125,000	128,194
Sabine Pass Liquefaction LLC 5.625%, 3/1/25	130,000	146,066
Valero Energy Corp. 4.000%, 4/1/29	43,000	46,314
Williams Cos., Inc. (The) 3.750%, 6/15/27	85,000	88,540

Total Energy		1,904,811

Financials (13.4%)
Banks (7.9%)
Bank of America Corp. 4.000%, 1/22/25	280,000	298,651
3.248%, 10/21/27	260,000	270,530
Barclays plc 3.650%, 3/16/25	200,000	208,518
Citigroup, Inc. 4.450%, 9/29/27	380,000	417,814
HSBC Holdings plc 4.375%, 11/23/26	200,000	215,010
JPMorgan Chase & Co. 2.950%, 10/1/26	100,000	102,900
(ICE LIBOR USD 3 Month + 0.95%), 3.509%, 1/23/29(k)	150,000	158,901
(ICE LIBOR USD 3 Month + 1.33%), 4.452%, 12/5/29(k)	190,000	216,011
Lloyds Banking Group plc 4.650%, 3/24/26	200,000	216,750
Mitsubishi UFJ Financial Group, Inc. 3.741%, 3/7/29	150,000	161,536
PNC Financial Services Group, Inc. (The) 3.450%, 4/23/29	100,000	106,482
Royal Bank of Scotland Group plc 4.800%, 4/5/26	200,000	222,086
Sumitomo Mitsui Financial Group, Inc. 2.632%, 7/14/26	148,000	148,206
Truist Financial Corp. 3.875%, 3/19/29	100,000	107,359
US Bancorp 3.100%, 4/27/26	100,000	103,905
Wells Fargo & Co. (ICE LIBOR USD 3 Month + 1.31%), 3.584%, 5/22/28(k)	290,000	308,472

		3,263,131

Capital Markets (2.4%)
Bank of New York Mellon Corp. (The) Series G 3.000%, 2/24/25	100,000	103,960
Charles Schwab Corp. (The) 3.250%, 5/22/29	100,000	105,584
Goldman Sachs Group, Inc. (The) 3.750%, 2/25/26	180,000	191,978
(ICE LIBOR USD 3 Month + 1.30%), 4.223%, 5/1/29(k)	90,000	98,990
Morgan Stanley 3.950%, 4/23/27	350,000	374,263
State Street Corp. 2.650%, 5/19/26	125,000	127,227

		1,002,002

Consumer Finance (1.8%)
American Express Credit Corp. 3.300%, 5/3/27	150,000	159,430
Capital One Financial Corp. 4.200%, 10/29/25	150,000	161,540
Discover Financial Services 4.100%, 2/9/27	125,000	134,236
General Motors Financial Co., Inc. 5.250%, 3/1/26	150,000	165,485
Synchrony Financial 4.500%, 7/23/25	111,000	120,169

		740,860

Diversified Financial Services (0.4%)
National Rural Utilities Cooperative Finance Corp. 3.250%, 11/1/25	50,000	52,743
Shell International Finance BV 3.250%, 5/11/25	100,000	105,611

		158,354

Insurance (0.9%)
American International Group, Inc. 4.250%, 3/15/29	150,000	165,787
Chubb INA Holdings, Inc. 3.350%, 5/3/26	75,000	79,777
Marsh & McLennan Cos., Inc. 3.750%, 3/14/26	100,000	107,376

		352,940

Total Financials		5,517,287

Health Care (4.9%)
Biotechnology (1.1%)
AbbVie, Inc. 3.600%, 5/14/25	110,000	116,263
4.250%, 11/14/28	50,000	55,712
Amgen, Inc. 2.600%, 8/19/26	75,000	75,937
Gilead Sciences, Inc. 3.650%, 3/1/26	170,000	182,882

		430,794

Health Care Equipment & Supplies (0.5%)
Abbott Laboratories 3.750%, 11/30/26	61,000	66,756
Becton Dickinson and Co. 3.700%, 6/6/27	91,000	96,500
Medtronic, Inc. 3.500%, 3/15/25	45,000	48,145

		211,401

See Notes to Financial Statements.

1082

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Health Care Providers & Services (2.0%)
Anthem, Inc. 4.101%, 3/1/28	$130,000	$141,119
Cigna Corp. 3.250%, 4/15/25§	125,000	129,607
3.050%, 10/15/27§	50,000	50,538
CVS Health Corp. 4.300%, 3/25/28	205,000	224,023
HCA, Inc. 4.125%, 6/15/29	90,000	95,405
UnitedHealth Group, Inc. 3.750%, 7/15/25	150,000	161,973

		802,665

Pharmaceuticals (1.3%)
Bristol-Myers Squibb Co. 3.200%, 6/15/26§	100,000	106,026
3.450%, 11/15/27§	90,000	95,694
GlaxoSmithKline Capital, Inc. 3.875%, 5/15/28	44,000	48,606
Johnson & Johnson 2.450%, 3/1/26	125,000	126,771
Merck & Co., Inc. 3.400%, 3/7/29	90,000	97,718
Pfizer, Inc. 3.000%, 12/15/26	75,000	78,757

		553,572

Total Health Care		1,998,432

Industrials (2.2%)
Aerospace & Defense (0.9%)
Boeing Co. (The) 2.250%, 6/15/26	115,000	113,033
Northrop Grumman Corp. 3.250%, 1/15/28	100,000	104,231
United Technologies Corp. 4.125%, 11/16/28	130,000	146,310

		363,574

Air Freight & Logistics (0.3%)
FedEx Corp. 3.250%, 4/1/26	100,000	104,020

Industrial Conglomerates (0.2%)
3M Co. 2.875%, 10/15/27	100,000	103,178

Machinery (0.1%)
Deere & Co. 5.375%, 10/16/29	50,000	61,826

Road & Rail (0.5%)
CSX Corp. 3.250%, 6/1/27	100,000	104,676
Union Pacific Corp. 3.950%, 9/10/28	100,000	110,426

		215,102

Trading Companies & Distributors (0.2%)
Air Lease Corp. 3.250%, 3/1/25	75,000	76,639

Total Industrials		924,339

Information Technology (3.7%)
IT Services (1.1%)
Fidelity National Information Services, Inc. 3.000%, 8/15/26	60,000	62,209
Fiserv, Inc. 3.500%, 7/1/29	75,000	78,781
International Business Machines Corp. 3.500%, 5/15/29	100,000	107,519
Mastercard, Inc. 2.950%, 6/1/29	76,000	79,163
Visa, Inc. 3.150%, 12/14/25	125,000	132,174

		459,846

Semiconductors & Semiconductor Equipment (0.9%)
Broadcom Corp. 3.125%, 1/15/25	105,000	106,130
3.500%, 1/15/28	50,000	50,238
Intel Corp. 3.150%, 5/11/27	75,000	79,438
QUALCOMM, Inc. 3.250%, 5/20/27	113,000	118,581

		354,387

Software (0.6%)
Microsoft Corp. 3.300%, 2/6/27	125,000	133,948
Oracle Corp. 3.250%, 11/15/27	100,000	105,759

		239,707

Technology Hardware, Storage & Peripherals (1.1%)
Apple, Inc. 3.250%, 2/23/26	260,000	276,190
Dell International LLC 6.020%, 6/15/26§	165,000	189,753

		465,943

Total Information Technology		1,519,883

Materials (0.5%)
Chemicals (0.3%)
DuPont de Nemours, Inc. 4.725%, 11/15/28	100,000	113,264

Containers & Packaging (0.2%)
WRKCo., Inc. 4.900%, 3/15/29	80,000	90,700

Total Materials		203,964

Real Estate (1.3%)
Equity Real Estate Investment Trusts (REITs) (1.3%)
Alexandria Real Estate Equities, Inc. (REIT) 3.950%, 1/15/28	65,000	69,852
American Tower Corp. (REIT) 3.375%, 10/15/26	125,000	129,910
Boston Properties LP (REIT) 2.750%, 10/1/26	75,000	75,814
Crown Castle International Corp. (REIT) 3.800%, 2/15/28	100,000	106,509

See Notes to Financial Statements.

1083

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Digital Realty Trust LP (REIT) 3.600%, 7/1/29	$50,000	$51,796
Equinix, Inc. (REIT) 3.200%, 11/18/29	65,000	65,244
Healthpeak Properties, Inc. (REIT) 3.250%, 7/15/26	50,000	51,762

Total Real Estate		550,887

Utilities (2.0%)
Electric Utilities (1.5%)
American Electric Power Co., Inc. Series J 4.300%, 12/1/28	75,000	83,645
Duke Energy Corp. 3.150%, 8/15/27	25,000	25,858
Duke Energy Progress LLC 3.250%, 8/15/25	125,000	131,761
Exelon Corp. 3.400%, 4/15/26	70,000	73,028
FirstEnergy Corp.
Series B 3.900%, 7/15/27	70,000	74,858
Nevada Power Co.
Series CC 3.700%, 5/1/29	80,000	86,421
NextEra Energy Capital Holdings, Inc. 3.550%, 5/1/27	43,000	45,668
Southern Co. (The) 3.250%, 7/1/26	100,000	103,685

		624,924

Multi-Utilities (0.5%)
Dominion Energy, Inc. 3.900%, 10/1/25	75,000	80,572
Sempra Energy 3.400%, 2/1/28	130,000	134,621

		215,193

Total Utilities		840,117

Total Corporate Bonds		16,227,131

Total Long-Term Debt Securities (39.3%) (Cost $15,806,289)		16,227,131

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (22.8%)
JPMorgan Prime Money Market Fund, IM Shares	9,398,213	9,401,033

Total Short-Term Investment (22.8%) (Cost $9,401,315)		9,401,033

Total Investments in Securities (97.8%) (Cost $39,146,936)		40,386,128
Other Assets Less Liabilities (2.2%)		920,984

Net Assets (100%)		$41,307,112

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2019, the market value of these securities amounted to $699,587 or 1.7% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.

Glossary:
ICE	—	Intercontinental Exchange
LIBOR	—	London Interbank Offered Rate
USD	—	United States Dollar

Futures contracts outstanding as of December 31, 2019 (Note 1):
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	78	3/2020	USD	7,942,350	67,263
Russell 2000 E-Mini Index	13	3/2020	USD	1,085,890	21,112
S&P Midcap 400 E-Mini Index	4	3/2020	USD	825,920	19,233

					107,608

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$1,368,167	$—	$—	$1,368,167
Consumer Discretionary	1,292,302	—	—	1,292,302
Consumer Staples	946,112	—	—	946,112
Energy	574,401	—	—	574,401
Financials	1,726,948	—	—	1,726,948
Health Care	1,879,593	—	—	1,879,593
Industrials	1,201,748	—	—	1,201,748
Information Technology	3,071,279	—	—	3,071,279
Materials	351,832	—	—	351,832
Real Estate	382,116	—	—	382,116
Utilities	436,438	—	—	436,438
Corporate Bonds
Communication Services	—	971,154	—	971,154
Consumer Discretionary	—	709,394	—	709,394
Consumer Staples	—	1,086,863	—	1,086,863
Energy	—	1,904,811	—	1,904,811
Financials	—	5,517,287	—	5,517,287
Health Care	—	1,998,432	—	1,998,432
Industrials	—	924,339	—	924,339
Information Technology	—	1,519,883	—	1,519,883
Materials	—	203,964	—	203,964
Real Estate	—	550,887	—	550,887
Utilities	—	840,117	—	840,117
Exchange Traded Funds	1,527,028	—	—	1,527,028
Futures	107,608	—	—	107,608
Short-Term Investment
Investment Company	9,401,033	—	—	9,401,033

Total Assets	$24,266,605	$16,227,131	$—	$40,493,736

Total Liabilities	$—	$—	$—	$—

Total	$24,266,605	$16,227,131	$—	$40,493,736

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$107,608	*

Total		$107,608

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1085

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EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$425,487	$425,487

Total	$425,487	$425,487

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$107,608	$107,608

Total	$107,608	$107,608

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $4,654,000 for eleven months during the period ended December 31, 2019.

Investment security transactions for the period ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$48,904,286
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$20,026,775

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,308,900
Aggregate gross unrealized depreciation	(73,973)

Net unrealized appreciation	$1,234,927

Federal income tax cost of investments in securities and derivative instruments, if applicable	$39,258,809

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $39,146,936)	$40,386,128
Cash	500,006
Cash held as collateral at broker for futures	419,000
Dividends, interest and other receivables	167,647
Due from broker for futures variation margin	41,975
Receivable for Portfolio shares sold	38,030
Deferred offering cost	1,570
Other assets	3,509

Total assets	41,557,865

LIABILITIES
Payable for securities purchased	185,671
Administrative fees payable	9,176
Investment management fees payable	6,837
Distribution fees payable – Class IB	5,889
Payable for Portfolio shares redeemed	51
Trustees’ fees payable	10
Accrued expenses	43,119

Total liabilities	250,753

NET ASSETS	$41,307,112

Net assets were comprised of:
Paid in capital	$39,659,364
Total distributable earnings (loss)	1,647,748

Net assets	$41,307,112

Class IB
Net asset value, offering and redemption price per share, $30,019,401 / 2,731,482 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.99

Class K
Net asset value, offering and redemption price per share, $11,287,711 / 1,026,921 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.99

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2019*

INVESTMENT INCOME
Interest	$270,770
Dividends (net of $34 foreign withholding tax)	240,784

Total income	511,554

EXPENSES
Investment management fees	160,960
Professional fees	61,543
Administrative fees	29,849
Distribution fees – Class IB	26,134
Printing and mailing expenses	22,007
Offering costs	16,907
Custodian fees	8,200
Trustees’ fees	457
Miscellaneous	1,628

Gross expenses	327,685
Less: Waiver from investment manager	(119,655)

Net expenses	208,030

NET INVESTMENT INCOME (LOSS)	303,524

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	893,302
Futures contracts	425,487

Net realized gain (loss)	1,318,789

Change in unrealized appreciation (depreciation) on:
Investments in securities	1,239,192
Futures contracts	107,608

Net change in unrealized appreciation (depreciation)	1,346,800

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,665,589

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,969,113

*	The Portfolio commenced operations on February 1, 2019.

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

February 1, 2019* to December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$303,524
Net realized gain (loss)	1,318,789
Net change in unrealized appreciation (depreciation)	1,346,800

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,969,113

Distributions to shareholders:
Class IB	(937,295)
Class K	(402,039)

Total distributions to shareholders	(1,339,334)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,653,065 shares]	28,522,170
Capital shares issued in reinvestment of dividends and distributions [ 86,078 shares]	937,295
Capital shares repurchased [ (7,661) shares]	(84,171)

Total Class IB transactions	29,375,294

Class K
Capital shares sold [ 990,000 shares]	9,900,000
Capital shares issued in reinvestment of dividends and distributions [ 36,921 shares]	402,039

Total Class K transactions	10,302,039

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	39,677,333

TOTAL INCREASE (DECREASE) IN NET ASSETS	41,307,112
NET ASSETS:
Beginning of period	—

End of period	$41,307,112

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13
Net realized and unrealized gain (loss)	1.24

Total from investment operations	1.37

Less distributions:
Dividends from net investment income	(0.09)
Distributions from net realized gains	(0.29)

Total dividends and distributions	(0.38)

Net asset value, end of period	$10.99

Total return (b)	13.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$30,019
Ratio of expenses to average net assets:
After waivers (a)(f)	1.15	%(j)
Before waivers (a)(f)	1.64%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.34	%(l)
Before waivers (a)(f)	0.85	%(l)
Portfolio turnover rate^	114	%(z)

Class K	February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17
Net realized and unrealized gain (loss)	1.22

Total from investment operations	1.39

Less distributions:
Dividends from net investment income	(0.11)
Distributions from net realized gains	(0.29)

Total dividends and distributions	(0.40)

Net asset value, end of period	$10.99

Total return (b)	14.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,288
Ratio of expenses to average net assets:
After waivers (a)(f)	0.90	%(j)
Before waivers (a)(f)	1.58%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.70	%(l)
Before waivers (a)(f)	1.02	%(l)
Portfolio turnover rate^	114	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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EQ/JANUS ENTERPRISE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Janus Capital Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	36.48%	9.16%	11.02%
Portfolio – Class IB Shares	36.49	9.16	10.97
Portfolio – Class K Shares*	36.82	9.44	10.67
Russell Midcap® Growth Index	35.47	11.60	14.24

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 36.49% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell Midcap® Growth Index, which returned 35.47% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in industrials contributed to relative performance.

•	An underweight and stock selection in communication services lifted relative performance.

•	A lack of exposure to the consumer staples sector aided relative results.

•	On an absolute basis, large contributors included KLA Corp., Global Payments, Inc. and Lam Research Corp.

What hurt performance during the year:

•	Stock selection in the consumer discretionary sector detracted from relative performance.

•	Stock selection in real estate detracted moderately from relative results.

•	Stock selection in materials detracted moderately from relative performance. On an absolute basis, the largest detractors were Sage Therapeutics, Inc., ICU Medical, Inc. and National Instruments Corp.

Portfolio Positioning and Outlook — Janus Capital Management LLC

While 2019 was a strong year for market performance, we would caution that such returns are not the norm and, as we look ahead to 2020, we remain cognizant of risks posed by global economic uncertainty, ongoing trade negotiations and the resulting reconfiguration of global supplier relationships. As we enter an election cycle, we also acknowledge that populist rhetoric from both sides of the political spectrum may create uncertainty for certain economic sectors, such as health care.

Additionally, we continue to see excessive valuations in certain high-growth stocks and sectors of the market. Our valuation discipline had led us to reduce holdings and move to underweights in such sectors, even in cases where we like the management teams and business models. We are not, on the other hand, turning our attention to value stocks, where technological change is increasingly disrupting established profit pools. We continue to pursue a middle way as we seek growth companies with sustainable competitive advantages, strong earnings growth potential and experienced, forward-looking management teams. And while we will not sacrifice these criteria in pursuit of attractive valuations, we also will not pay an excessive price for growth. In our current view, this middle way represents the most prudent strategy for providing our investors with positive long-term performance.

1090

EQ/JANUS ENTERPRISE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	33.5%
Industrials	19.0
Health Care	16.9
Financials	13.1
Consumer Discretionary	8.1
Real Estate	4.2
Communication Services	1.4
Materials	1.2
Repurchase Agreements	0.4
Investment Company	0.4
Cash and Other	1.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,074.80	$5.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,075.10	5.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class K
Actual	1,000.00	1,075.70	4.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.05%, 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.4%)
Entertainment (0.6%)
Liberty Media Corp.-Liberty Formula One, Class C*	138,407	$6,361,878

Media (0.8%)
Omnicom Group, Inc.	114,395	9,268,283

Total Communication Services		15,630,161

Consumer Discretionary (8.1%)
Auto Components (0.5%)
Visteon Corp.*	60,301	5,221,464

Diversified Consumer Services (1.7%)
frontdoor, Inc.*	154,072	7,306,094
ServiceMaster Global Holdings, Inc.*	308,147	11,912,963

		19,219,057

Hotels, Restaurants & Leisure (3.2%)
Aramark	239,017	10,373,338
Dunkin’ Brands Group, Inc.	188,878	14,267,844
Norwegian Cruise Line Holdings Ltd.*	173,499	10,134,076

		34,775,258

Internet & Direct Marketing Retail (0.3%)
Wayfair, Inc., Class A (x)*	36,300	3,280,431

Specialty Retail (1.2%)
CarMax, Inc.*	84,903	7,443,446
Williams-Sonoma, Inc.	82,759	6,077,821

		13,521,267

Textiles, Apparel & Luxury Goods (1.2%)
Gildan Activewear, Inc.	446,379	13,181,572

Total Consumer Discretionary		89,199,049

Financials (13.1%)
Banks (0.5%)
SVB Financial Group*	23,500	5,899,440

Capital Markets (5.7%)
Cboe Global Markets, Inc.	61,359	7,363,080
LPL Financial Holdings, Inc.	291,164	26,859,879
MSCI, Inc.	25,438	6,567,583
TD Ameritrade Holding Corp.	426,305	21,187,358

		61,977,900

Consumer Finance (0.6%)
Synchrony Financial	179,011	6,446,186

Insurance (6.3%)
Aon plc	119,811	24,955,433
Intact Financial Corp.	172,091	18,609,232
Willis Towers Watson plc	45,942	9,277,528
WR Berkley Corp.	241,680	16,700,088

		69,542,281

Total Financials		143,865,807

Health Care (16.9%)
Biotechnology (1.3%)
Neurocrine Biosciences, Inc.*	71,131	7,645,871
Sage Therapeutics, Inc.*	22,206	1,603,051
Sarepta Therapeutics, Inc.*	36,927	4,765,060

		14,013,982

Health Care Equipment & Supplies (8.3%)
Boston Scientific Corp.*	503,066	22,748,645
Cooper Cos., Inc. (The)	61,945	19,902,309
Dentsply Sirona, Inc.	128,094	7,248,839
ICU Medical, Inc.*	34,616	6,477,346
STERIS plc	114,393	17,435,781
Teleflex, Inc.	27,213	10,244,062
Varian Medical Systems, Inc.*	47,134	6,693,499

		90,750,481

Life Sciences Tools & Services (5.3%)
IQVIA Holdings, Inc.*	96,385	14,892,446
PerkinElmer, Inc.	216,569	21,028,850
PRA Health Sciences, Inc.*	72,300	8,036,145
Waters Corp.*	62,215	14,536,535

		58,493,976

Pharmaceuticals (2.0%)
Bristol-Myers Squibb Co.	87,850	5,639,091
Catalent, Inc.*	218,369	12,294,175
Elanco Animal Health, Inc.*	154,633	4,553,942

		22,487,208

Total Health Care		185,745,647

Industrials (19.0%)
Aerospace & Defense (2.8%)
L3Harris Technologies, Inc.	72,370	14,319,852
Teledyne Technologies, Inc.*	47,802	16,565,305

		30,885,157

Airlines (1.3%)
Ryanair Holdings plc (ADR)*	104,483	9,153,756
Southwest Airlines Co.	101,788	5,494,516

		14,648,272

Commercial Services & Supplies (3.2%)
Cimpress plc (x)*	116,887	14,700,878
Edenred	164,129	8,487,171
Ritchie Bros Auctioneers, Inc.	269,159	11,560,379

		34,748,428

Electrical Equipment (2.5%)
Sensata Technologies Holding plc*	510,075	27,477,740

Industrial Conglomerates (1.0%)
Carlisle Cos., Inc.	65,695	10,632,079

Machinery (3.4%)
Ingersoll-Rand plc	48,643	6,465,628
Middleby Corp. (The)*	61,169	6,699,229
Rexnord Corp.*	368,790	12,029,930
Westinghouse Air Brake Technologies Corp.	161,409	12,557,620

		37,752,407

See Notes to Financial Statements.

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EQ/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Professional Services (3.7%)
CoStar Group, Inc.*	18,925	$11,322,828
IHS Markit Ltd.*	159,418	12,012,146
Verisk Analytics, Inc.	114,733	17,134,226

		40,469,200

Road & Rail (0.4%)
Old Dominion Freight Line, Inc.	25,197	4,781,887

Trading Companies & Distributors (0.7%)
Ferguson plc	79,130	7,179,868

Total Industrials		208,575,038

Information Technology (33.5%)
Electronic Equipment, Instruments & Components (5.8%)
Belden, Inc.	113,561	6,245,855
Dolby Laboratories, Inc., Class A	161,587	11,117,186
Flex Ltd.*	865,535	10,923,052
National Instruments Corp.	333,875	14,136,267
TE Connectivity Ltd.	229,051	21,952,248

		64,374,608

IT Services (11.6%)
Amdocs Ltd.	264,353	19,083,643
Broadridge Financial Solutions, Inc.	137,445	16,979,955
Euronet Worldwide, Inc.*	37,231	5,866,116
Fidelity National Information Services, Inc.	129,040	17,948,174
Gartner, Inc.*	7,874	1,213,383
Global Payments, Inc.	125,223	22,860,711
GoDaddy, Inc., Class A*	263,344	17,886,325
WEX, Inc.*	120,634	25,267,998

		127,106,305

Semiconductors & Semiconductor Equipment (7.9%)
KLA Corp.	103,875	18,507,409
Lam Research Corp.	61,912	18,103,069
Microchip Technology, Inc. (x)	244,044	25,556,287
ON Semiconductor Corp.*	791,336	19,292,772
Xilinx, Inc.	51,881	5,072,405

		86,531,942

Software (8.2%)
Atlassian Corp. plc, Class A*	83,910	10,097,729
Constellation Software, Inc.	30,340	29,466,401
Intuit, Inc.	21,455	5,619,708
Nice Ltd. (ADR) (x)*	134,282	20,833,852
SS&C Technologies Holdings, Inc.	385,977	23,698,988

		89,716,678

Total Information Technology		367,729,533

Materials (1.2%)
Containers & Packaging (1.2%)
Sealed Air Corp.	320,379	12,760,695

Total Materials		12,760,695

Real Estate (4.2%)
Equity Real Estate Investment Trusts (REITs) (4.2%)
Crown Castle International Corp. (REIT)	169,281	24,063,294
Lamar Advertising Co. (REIT), Class A	252,302	22,520,477

Total Real Estate		46,583,771

Total Common Stocks (97.4%) (Cost $694,538,307)		1,070,089,701

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Bristol-Myers Squibb Co., CVR* (Cost $187,121)	87,850	264,429

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.4%)
JPMorgan Prime Money Market Fund, IM Shares	3,661,645	3,662,744

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.4%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $4,283,373, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $4,368,628. (xx)	$4,282,968	4,282,968

Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $500,076, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $510,004. (xx)	500,000	500,000

Total Repurchase Agreements		4,782,968

Total Short-Term Investments (0.8%) (Cost $8,445,989)		8,445,712

Total Investments in Securities (98.2%) (Cost $703,171,417)		1,078,799,842
Other Assets Less Liabilities (1.8%)		19,467,190

Net Assets (100%)		$1,098,267,032

See Notes to Financial Statements.

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EQ/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $25,103,798. This was collateralized by $21,427,045 of various U.S. Government Treasury Securities, ranging from 0.000% - 5.375%, maturing 1/7/20 - 2/15/49 and by cash of $4,782,968 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	—	American Depositary Receipt
CVR	—	Contingent Value Right

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$15,630,161	$—	$—	$15,630,161
Consumer Discretionary	89,199,049	—	—	89,199,049
Financials	143,865,807	—	—	143,865,807
Health Care	185,745,647	—	—	185,745,647
Industrials	192,907,999	15,667,039	—	208,575,038
Information Technology	367,729,533	—	—	367,729,533
Materials	12,760,695	—	—	12,760,695
Real Estate	46,583,771	—	—	46,583,771
Rights
Health Care	264,429	—	—	264,429
Short-Term Investments
Investment Company	3,662,744	—	—	3,662,744
Repurchase Agreements	—	4,782,968	—	4,782,968

Total Assets	$1,058,349,835	$20,450,007	$—	$1,078,799,842

Total Liabilities	$—	$—	$—	$—

Total	$1,058,349,835	$20,450,007	$—	$1,078,799,842

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:
Cost of Purchases:
Long-term investments other than U.S. government debt securities	$104,085,631
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$185,728,022

See Notes to Financial Statements.

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EQ/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$387,640,454
Aggregate gross unrealized depreciation	(11,976,964)

Net unrealized appreciation	$375,663,490

Federal income tax cost of investments in securities and derivative instruments, if applicable	$703,136,352

For the year ended December 31, 2019, the Portfolio incurred approximately $756 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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EQ/JANUS ENTERPRISE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $698,388,449)	$1,074,016,874
Repurchase Agreements (Cost $4,782,968)	4,782,968
Cash	24,669,000
Dividends, interest and other receivables	379,652
Receivable for securities sold	241,019
Receivable for Portfolio shares sold	205,568
Securities lending income receivable	4,052
Other assets	4,288

Total assets	1,104,303,421

LIABILITIES
Payable for return of collateral on securities loaned	4,782,968
Investment management fees payable	618,578
Payable for Portfolio shares redeemed	249,025
Distribution fees payable – Class IB	201,345
Administrative fees payable	87,609
Distribution fees payable – Class IA	18,281
Accrued expenses	78,583

Total liabilities	6,036,389

NET ASSETS	$1,098,267,032

Net assets were comprised of:
Paid in capital	$708,879,207
Total distributable earnings (loss)	389,387,825

Net assets	$1,098,267,032

Class IA
Net asset value, offering and redemption price per share, $87,385,514 / 4,076,339 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.44

Class IB
Net asset value, offering and redemption price per share, $963,278,466 / 45,660,232 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.10

Class K
Net asset value, offering and redemption price per share, $47,603,052 / 2,176,531 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.87

(x)	Includes value of securities on loan of $25,103,798.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $258,293 foreign withholding tax)	$9,725,620
Interest	388,248
Securities lending (net)	154,537

Total income	10,268,405

EXPENSES
Investment management fees	7,099,744
Distribution fees – Class IB	2,241,254
Administrative fees	975,554
Distribution fees – Class IA	201,813
Printing and mailing expenses	82,668
Professional fees	71,292
Custodian fees	61,999
Trustees’ fees	32,210
Miscellaneous	25,445

Gross expenses	10,791,979
Less: Waiver from investment manager	(174,165)

Net expenses	10,617,814

NET INVESTMENT INCOME (LOSS)	(349,409)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	75,531,729
Foreign currency transactions	2,936

Net realized gain (loss)	75,534,665

Change in unrealized appreciation (depreciation) on:
Investments in securities	230,766,915
Foreign currency translations	918

Net change in unrealized appreciation (depreciation)	230,767,833

NET REALIZED AND UNREALIZED GAIN (LOSS)	306,302,498

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$305,953,089

See Notes to Financial Statements.

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EQ/JANUS ENTERPRISE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(349,409)	$(1,042,902)
Net realized gain (loss)	75,534,665	51,739,588
Net change in unrealized appreciation (depreciation)	230,767,833	(63,120,931)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	305,953,089	(12,424,245)

Distributions to shareholders:
Class IA	(5,212,595)	(4,247,497)
Class IB	(58,327,684)	(46,269,130)
Class K	(2,887,619)	(2,222,283)

Total distributions to shareholders	(66,427,898)	(52,738,910)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 328,931 and 349,584 shares, respectively ]	6,824,215	6,712,993
Capital shares issued in reinvestment of distributions [ 246,944 and 240,777 shares, respectively ]	5,212,595	4,247,497
Capital shares repurchased [ (699,468) and (589,140) shares, respectively ]	(13,883,413)	(11,269,877)

Total Class IA transactions	(1,846,603)	(309,387)

Class IB
Capital shares sold [ 2,712,246 and 3,029,491 shares, respectively ]	54,809,638	57,372,858
Capital shares issued in reinvestment of distributions [ 2,807,604 and 2,662,339 shares, respectively ]	58,327,684	46,269,130
Capital shares repurchased [ (5,772,388) and (5,458,589) shares, respectively ]	(116,183,868)	(103,096,710)

Total Class IB transactions	(3,046,546)	545,278

Class K
Capital shares sold [ 257,958 and 278,971 shares, respectively ]	5,489,629	5,435,331
Capital shares issued in reinvestment of distributions [ 134,111 and 123,678 shares, respectively ]	2,887,619	2,222,283
Capital shares repurchased [ (417,268) and (351,558) shares, respectively ]	(8,689,392)	(6,858,471)

Total Class K transactions	(312,144)	799,143

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,205,293)	1,035,034

TOTAL INCREASE (DECREASE) IN NET ASSETS	234,319,898	(64,128,121)
NET ASSETS:
Beginning of year	863,947,134	928,075,255

End of year	$1,098,267,032	$863,947,134

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019		2018	2017	2016		2015
Net asset value, beginning of year	$16.72		$18.05	$15.73	$16.45		$17.87

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)		(0.02)	(0.02)	(0.01	)###	(0.14)
Net realized and unrealized gain (loss)	6.08		(0.25)	4.28	(0.70)		(0.85)

Total from investment operations	6.07		(0.27)	4.26	(0.71)		(0.99)

Less distributions:
Dividends from net investment income	—	#	—	—	—		—
Distributions from net realized gains	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Total dividends and distributions	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Net asset value, end of year	$21.44		$16.72	$18.05	$15.73		$16.45

Total return	36.48	%(cc)	(1.79)%	27.88%	(4.34)%		(5.48)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$87,386		$70,224	$75,784	$64,274		$75,683
Ratio of expenses to average net assets:
After waivers (f)	1.05%		1.07%	1.08%	1.08%		1.07%
Before waivers (f)	1.07%		1.07%	1.08%	1.08%		1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.04)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%
Before waivers (f)	(0.06)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%
Portfolio turnover rate^	10%		13%	12%	34%		21%

	Year Ended December 31,
Class IB	2019		2018	2017	2016		2015
Net asset value, beginning of year	$16.47		$17.80	$15.53	$16.24		$17.65

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)		(0.02)	(0.02)	(0.01	)###	(0.14)
Net realized and unrealized gain (loss)	5.99		(0.25)	4.23	(0.69)		(0.84)

Total from investment operations	5.98		(0.27)	4.21	(0.70)		(0.98)

Less distributions:
Dividends from net investment income	—	#	—	—	—		—
Distributions from net realized gains	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Total dividends and distributions	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Net asset value, end of year	$21.10		$16.47	$17.80	$15.53		$16.24

Total return	36.49	%(cc)	(1.81)%	27.92%	(4.33)%		(5.49)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$963,278		$756,220	$812,885	$685,996		$801,749
Ratio of expenses to average net assets:
After waivers (f)	1.05%		1.07%	1.08%	1.08%		1.07%
Before waivers (f)	1.07%		1.07%	1.08%	1.08%		1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.04)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%
Before waivers (f)	(0.06)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%
Portfolio turnover rate^	10%		13%	12%	34%		21%

See Notes to Financial Statements.

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EQ/JANUS ENTERPRISE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019		2018	2017	2016		2015
Net asset value, beginning of year	$17.03		$18.32	$15.90	$16.59		$17.97

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04		0.03	0.03	0.02	###	(0.10)
Net realized and unrealized gain (loss)	6.20		(0.26)	4.33	(0.70)		(0.85)

Total from investment operations	6.24		(0.23)	4.36	(0.68)		(0.95)

Less distributions:
Dividends from net investment income	(0.05)		—	—	—		—
Distributions from net realized gains	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Total dividends and distributions	(1.40)		(1.06)	(1.94)	(0.01)		(0.43)

Net asset value, end of year	$21.87		$17.03	$18.32	$15.90		$16.59

Total return	36.82	%(cc)	(1.54)%	28.22%	(4.12)%		(5.23)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$47,603		$37,503	$39,406	$32,139		$37,430
Ratio of expenses to average net assets:
After waivers (f)	0.80%		0.82%	0.83%	0.83%		0.82%
Before waivers (f)	0.82%		0.82%	0.83%	0.83%		0.82%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.20%		0.13%	0.15%	0.16	%(bb)	(0.56)%
Before waivers (f)	0.19%		0.13%	0.15%	0.16	%(bb)	(0.56)%
Portfolio turnover rate^	10%		13%	12%	34%		21%
#	Per share amount is less than $0.005.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.06), $(0.06) and $(0.02) for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.31%, 0.30% and 0.31% lower for Class IA, Class IB and Class K, respectively.
(cc)	Includes income resulting from a litigation payment. Without this income, the total return would have been 36.29% for Class IA, 36.29% for Class IB and 36.63% for Class K.

See Notes to Financial Statements.

1099

EQ/JPMORGAN GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	J.P. Morgan Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	15.92%	5.58%
EQ/JPMorgan Growth Allocation Index	20.01	7.92
S&P 500® Index	31.49	13.27
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	3.03

* Date of inception 11/13/17. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 15.92% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/JPMorgan Growth Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 20.01%, 31.49% and 5.20%, respectively.

Asset Class Overview

The U.S. was one of the strongest performing markets for the year. All U.S. sectors were in the green, with information technology and communication services leading the charge. Though still outperforming for the year, the weakest performers were the energy sector and the health care sector. Large cap stocks, represented by the S&P 500® Index, outperformed small cap stocks, measured by the Russell 2000 Index®, while growth stocks outperformed value.

Global fixed income markets had a solid year of returns as interest rates globally fell due to dovish central bank policies. After raising the Federal Funds Rate on nine separate occasions since the beginning of 2015, the Federal Reserve reversed direction and made three reductions in 2019. High Yield benefited from both a fall in yields and a robust equity market.

Portfolio Highlights

The Portfolio’s risk managed framework de-risked during the year and detracted from performance, while strategic asset allocation contributed.

How did derivatives contribute/detract from performance during the year?

The team uses derivatives in the form of futures predominately throughout the Portfolio. Futures offer an efficient way to gain access to various markets.The use of futures added to Portfolio performance during the year.

Portfolio Positioning and Outlook — J.P. Morgan Investment Management, Inc.

2019 was a year dominated by trade tension, weak manufacturing and a sharp dovish shift in monetary policy. In 2020, we anticipate that headwinds from trade and manufacturing will dissipate while policy will remain accommodative; and as a result, we expect economic momentum to improve, with growth returning to trend by mid-2020. As economic data rebound, we expect the rally in stocks to continue and for bond yields to increase. Within equities, we expect the U.S. to lead, and see the outlook for emerging markets improving. Overall, we see a year of growth and moderation ahead: Growth in terms of the economy and earnings but moderation in terms of monetary policy, multiple expansion and asset market returns. Downside risks are fading, but a renewed bout of trade tension and further

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EQ/JPMORGAN GROWTH ALLOCATION PORTFOLIO (Unaudited)

weakness in China are key factors to monitor in 2020. So too are upside risks from increased corporate activity or a more emboldened consumer. After the feverish environment of 2019, this moderation may be a welcome relief to many and could serve to improve investor confidence and provide a foundation for positive market momentum over the next year.

Sector Weightings as of December 31, 2019	% of Net Assets
Exchange Traded Funds	51.5%
U.S. Treasury Obligations	26.5
U.S. Government Agency Securities	20.2
Cash and Other	1.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,057.80	$5.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.38	5.88
Class K†
Actual	1,000.00	1,094.79	1.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.66	4.59

†  Class K ceased operations after the close of business on September 4, 2019.

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.16% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class IB and the hypothetical example (to reflect the one-half year period) and multiplied by 66/365 for Class K (to reflect the actual number of days the Class was in operation in the period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Fixed Income (34.1%)
iShares 1-3 Year Treasury Bond ETF	266,231	$22,531,130
SPDR Portfolio Intermediate Term Treasury ETF	1,097,664	33,950,747

Total Fixed Income		56,481,877

Equity (17.4%)
Vanguard S&P 500 ETF	97,190	28,748,802

Total Exchange Traded Funds (51.5%) (Cost $80,173,648)		85,230,679

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (2.3%)
U.S. Treasury Notes 2.000%, 1/31/20#	$3,692,000	3,693,204

Total Long-Term Debt Securities (2.3%) (Cost $3,689,196)		3,693,204

SHORT-TERM INVESTMENTS:
U.S. Government Agency Securities (20.2%)
FFCB 0.72%, 1/2/20 (o)(p)	16,883,000	16,882,326
FHLB 0.71%, 1/2/20 (o)(p)	16,630,000	16,629,345

Total U.S. Government Agency Securities		33,511,671

U.S. Treasury Obligations (24.2%)
U.S. Treasury Bills 0.99%, 1/7/20 (p)	40,000,000	39,992,304

Total Short-Term Investments (44.4%) (Cost $73,501,863)		73,503,975

Total Investments in Securities (98.2%) (Cost $157,364,707)		162,427,858
Other Assets Less Liabilities (1.8%)		3,024,857

Net Assets (100%)		$165,452,715

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $3,686,202.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2019.
(p)	Yield to maturity.

Glossary:

EUR	— European Currency Unit
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	398	3/2020	EUR	16,647,621	40,285
FTSE 100 Index	76	3/2020	GBP	7,549,213	191,188
Russell 2000 E-Mini Index	218	3/2020	USD	18,209,540	237,433
S&P 500 E-Mini Index	179	3/2020	USD	28,918,345	532,957
TOPIX Index	52	3/2020	JPY	8,236,344	7,041

					1,008,904

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$85,230,679	$—	$—	$85,230,679
Futures	1,008,904	—	—	1,008,904
Short-Term Investments
U.S. Government Agency Securities	—	33,511,671	—	33,511,671
U.S. Treasury Obligations	—	39,992,304	—	39,992,304
U.S. Treasury Obligations	—	3,693,204	—	3,693,204

Total Assets	$86,239,583	$77,197,179	$—	$163,436,762

Total Liabilities	$—	$—	$—	$—

Total	$86,239,583	$77,197,179	$—	$163,436,762

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,008,904	*

Total		$1,008,904

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$8,284,755	$8,284,755

Total	$8,284,755	$8,284,755

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$2,299,138	$2,299,138

Total	$2,299,138	$2,299,138

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $55,470,000 during the year ended December 31, 2019.

See Notes to Financial Statements.

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EQ/JPMORGAN GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$51,023,755
Long-term U.S. government debt securities	1,690,305

$52,714,060

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$9,110,306
Long-term U.S. government debt securities	255,890

$9,366,196

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,934,417
Aggregate gross unrealized depreciation	(306)

Net unrealized appreciation	$4,934,111

Federal income tax cost of investments in securities and derivative instruments, if applicable	$158,502,651

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $157,364,707)	$162,427,858
Cash	912
Due from broker for futures variation margin	3,014,525
Receivable for Portfolio shares sold	173,998
Dividends, interest and other receivables	30,900
Other assets	564

Total assets	165,648,757

LIABILITIES
Investment management fees payable	96,460
Distribution fees payable – Class IB	34,209
Administrative fees payable	16,822
Payable for Portfolio shares redeemed	39
Accrued expenses	48,512

Total liabilities	196,042

NET ASSETS	$165,452,715

Net assets were comprised of:
Paid in capital	$156,317,405
Total distributable earnings (loss)	9,135,310

Net assets	$165,452,715

Class IB
Net asset value, offering and redemption price per share, $165,452,715 / 15,253,018 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.85

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends	$1,376,801
Interest	1,211,276

Total income	2,588,077

EXPENSES
Investment management fees	999,335
Distribution fees – Class IB	294,909
Administrative fees	153,730
Professional fees	49,576
Printing and mailing expenses	28,161
Custodian fees	14,100
Trustees’ fees	3,595
Miscellaneous	1,304

Gross expenses	1,544,710
Less: Waiver from investment manager	(119,593)

Net expenses	1,425,117

NET INVESTMENT INCOME (LOSS)	1,162,960

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	61,422
Futures contracts	8,284,755
Foreign currency transactions	(29,039)

Net realized gain (loss)	8,317,138

Change in unrealized appreciation (depreciation) on:
Investments in securities	5,700,148
Futures contracts	2,299,138
Foreign currency translations	6,642

Net change in unrealized appreciation (depreciation)	8,005,928

NET REALIZED AND UNREALIZED GAIN (LOSS)	16,323,066

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,486,026

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,162,960	$387,044
Net realized gain (loss)	8,317,138	(2,404,709)
Net change in unrealized appreciation (depreciation)	8,005,928	(2,001,265)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,486,026	(4,018,930)

Distributions to shareholders:
Class IB	(4,014,617)	(448,688)
Class K	–	(97,542)

Total distributions to shareholders	(4,014,617)	(546,230)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 7,749,470 and 7,212,267 shares, respectively ]	80,469,334	73,312,912
Capital shares issued in reinvestment of dividends and distributions [ 373,466 and 45,180 shares, respectively ]	4,014,617	448,688
Capital shares repurchased [ (77,271) and (60,110) shares, respectively ]	(814,296)	(617,871)

Total Class IB transactions	83,669,655	73,143,729

Class K (b)
Capital shares issued in reinvestment of dividends and distributions [ 0 and 9,815 shares, respectively ]	—	97,542
Capital shares repurchased [ (1,001,676) and 0 shares, respectively ]	(10,531,021)	—

Total Class K transactions	(10,531,021)	97,542

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	73,138,634	73,241,271

TOTAL INCREASE (DECREASE) IN NET ASSETS	86,610,043	68,676,111
NET ASSETS:
Beginning of year	78,842,672	10,166,561

End of year	$165,452,715	$78,842,672

(b) After the close of business on September 4, 2019, operations for Class K ceased and shares of seed capital were fully redeemed.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,				November 13, 2017* to December 31, 2017
Class IB	2019		2018
Net asset value, beginning of period	$9.60		$10.15		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.10		0.10		0.01
Net realized and unrealized gain (loss)	1.43		(0.58)		0.16

Total from investment operations	1.53		(0.48)		0.17

Less distributions:
Dividends from net investment income	(0.08)		(0.05)		(0.02)
Distributions from net realized gains	(0.20)		(0.02)		—

Total dividends and distributions	(0.28)		(0.07)		(0.02)

Net asset value, end of period	$10.85		$9.60		$10.15

Total return (b)	15.92%		(4.73)%		1.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$165,453		$69,223		$102
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.15	%(j)	1.15	%(j)	1.17	%**(k)
Before waivers and reimbursements (a)(f)	1.25%		1.55%		3.10%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.91%		0.99%		0.92	%(l)
Before waivers and reimbursements (a)(f)(x)	0.82%		0.59%		(1.02	)%(l)
Portfolio turnover rate^	14%		62%		1	%(z)

Class K	January 1, 2019 to September 4, 2019‡		Year Ended December 31, 2018		November 13, 2017* to December 31, 2017
Net asset value, beginning of period	$9.60		$10.15		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.09		0.02
Net realized and unrealized gain (loss)	0.83		(0.54)		0.15

Total from investment operations	0.91		(0.45)		0.17

Less distributions:
Dividends from net investment income	—		(0.08)		(0.02)
Distributions from net realized gains	—		(0.02)		—

Total dividends and distributions	—		(0.10)		(0.02)

Net asset value, end of period	$10.51		$9.60		$10.15

Total return (b)	9.48%		(4.48)%		1.69%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$9,619		$10,065
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.90	%(j)	0.90	%(j)	0.92	%**(k)
Before waivers and reimbursements (a)(f)	1.01%		1.47%		2.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.21	%(l)	0.91%		1.17	%(l)
Before waivers and reimbursements (a)(f)(x)	1.11	%(l)	0.34%		(0.76	)%(l)
Portfolio turnover rate^	14%		62%		1	%(z)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes Tax Expense of 0.01%.
‡	After the close of business on September 4, 2019 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.95% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.21% for Class IB and 0.96% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	J.P. Morgan Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	27.49%	8.56%	11.26%
Portfolio – Class IB Shares	27.55	8.57	11.21
Portfolio – Class K Shares*	27.87	8.84	13.48
Russell 1000® Value Index	26.54	8.29	11.80

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 27.55% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 26.54% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in basic materials and consumer stable contributed to Portfolio results.

•	Overweight allocations to consumer cyclical and telecommunications also added value.

•

FMC Corp. (FMC) and Charter Communications, Inc. (CHTR) were top contributors during the year. FMC outperformed on a string of solid earnings results and improved guidance. Results were notably impressive considering bad weather in North America and supply chain disruptions in China. Clearly, FMC is benefiting from the acquired DuPont business; in our view DuPont was good at innovation and marketing, yet FMC is superior at sales and service, so these synergies are coming through in the results and we think we are still in the early innings. Even in light of recent strength, we still see FMC as undervalued. CHTR shares continued to do well as the company has successfully been able to grow revenue across broadband and residential subscriptions, expand margins, and gain market share. Additionally, their savvy management team has done an exceptional job of executing over the last year and has started to benefit from price increases and the acceleration of mobile ads. Despite the recent outperformance, we still have a favorable view of CHTR at this point in the cycle given their strong balance sheet and dominant position within the defensive cable industry.

What hurt performance during the year:

•	Stock selection in health services & systems and Real Estate Investment Trusts (REITs) detracted from Portfolio results.

•	Moreover, an overweight allocation to the health services & systems sector amplified the negative impact on the Portfolio results, owing to its weak performance.

•

Occidental Petroleum Corp. (OXY) and Ventas, Inc. (VTR) were the top detractors from the results for the year. OXY shares fell following their decision to top Chevron’s bid to acquire Anadarko Petroleum in the second quarter. We disliked the deal, which added considerable financial leverage, materially increases the commodity price sensitivity, and increases the execution risk of the combined entity moving forward. Most importantly, we did not view this move as a prudent allocation of capital and lost confidence in OXY’s management as this deal was not consistent with the strategy laid out to us over the last few years. As such, we eliminated the position and redeployed the proceeds into our preferred energy names. Shares of VTR fell during the fourth quarter on the heels of a weaker earnings report. Negative trends in senior housing, which represents 1/3 of their portfolio, led to poor quarterly earnings results. This disappointment chipped away at management’s reputation, especially after their June investor day when management gave an especially positive outlook on senior housing, suggesting fundamentals had inflected, with a theme of “pivot to growth.” Given that the quarter was a clear execution misstep, and highly uncharacteristic of this management team, we used weakness to add at an attractive valuation. We believe that increasing

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demand due to aging baby boomers will help offset the increased supply, and view VTR as well-positioned to take advantage of this changing industry dynamic.

Portfolio Positioning and Outlook — J.P. Morgan Investment Management, Inc.

Our approach leads us to invest in companies that we believe have compelling valuations, combined with contrarian sentiment and risk control. At period end, the Portfolio had large exposures to stocks identified as cheap within our dividend discount model, exhibiting good free cash flow and strong cash flow return-on-investment. We were overweight in the more cyclical areas of the market, consumer cyclicals and basic materials in particular, as we have identified a few stock-specific opportunities that may benefit from secular growth. We have continued to build our telecommunications weighting on weakness as sentiment has become overly negative. This is also a good method for us to increase domestic exposure. Alternatively, we were underweight to utilities, consumer staples and real estate investment trusts, given stretched valuations and lackluster earnings growth.

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	19.4%
Health Care	13.8
Communication Services	9.5
Energy	9.4
Consumer Discretionary	9.4
Real Estate	8.1
Industrials	7.4
Materials	6.7
Consumer Staples	6.1
Information Technology	5.4
Utilities	2.5
U.S. Government Agency Securities	2.3
Cash and Other	0.0 #

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

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EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,108.00	$5.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.28	4.97
Class IB
Actual	1,000.00	1,108.30	5.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.28	4.98
Class K
Actual	1,000.00	1,109.30	3.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.54	3.71

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.98%, 0.98% and 0.73%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.5%)
Media (9.5%)
Altice USA, Inc., Class A*	262,300	$7,171,282
Charter Communications, Inc., Class A*	42,300	20,518,884
Comcast Corp., Class A	572,000	25,722,840
Discovery, Inc., Class A*	66,700	2,183,758
DISH Network Corp., Class A*	75,300	2,670,891
ViacomCBS, Inc.	111,000	4,658,670

Total Communication Services		62,926,325

Consumer Discretionary (9.4%)
Auto Components (1.2%)
Adient plc*	108,491	2,305,434
Autoliv, Inc.	37,800	3,190,698
Delphi Technologies plc*	187,500	2,405,625

		7,901,757

Automobiles (1.0%)
General Motors Co.	186,930	6,841,638

Hotels, Restaurants & Leisure (2.6%)
Carnival Corp.	69,900	3,553,017
Norwegian Cruise Line Holdings Ltd.*	112,400	6,565,284
Wynn Resorts Ltd.	52,900	7,346,223

		17,464,524

Household Durables (1.4%)
Lennar Corp., Class A	118,852	6,630,753
Whirlpool Corp.	17,600	2,596,528

		9,227,281

Leisure Products (0.5%)
Brunswick Corp.	57,200	3,430,856

Multiline Retail (0.5%)
Dollar Tree, Inc.*	33,100	3,113,055

Specialty Retail (1.3%)
Best Buy Co., Inc.	95,800	8,411,240

Textiles, Apparel & Luxury Goods (0.9%)
Kontoor Brands, Inc.	35,600	1,494,844
Levi Strauss & Co., Class A	59,700	1,151,613
Ralph Lauren Corp.	25,500	2,989,110

		5,635,567

Total Consumer Discretionary		62,025,918

Consumer Staples (6.1%)
Food & Staples Retailing (1.0%)
Sprouts Farmers Market, Inc.*	70,600	1,366,110
Walmart, Inc.	47,300	5,621,132

		6,987,242

Food Products (1.5%)
Lamb Weston Holdings, Inc.	115,700	9,953,671

Household Products (0.5%)
Energizer Holdings, Inc.	61,800	3,103,596

Tobacco (3.1%)
Altria Group, Inc.	92,500	4,616,675
Philip Morris International, Inc.	185,300	15,767,177

		20,383,852

Total Consumer Staples		40,428,361

Energy (9.4%)
Oil, Gas & Consumable Fuels (9.4%)
Chevron Corp.	135,500	16,329,105
Concho Resources, Inc.	97,000	8,494,290
Diamondback Energy, Inc.	119,100	11,059,626
Marathon Petroleum Corp.	193,900	11,682,475
Pioneer Natural Resources Co.	96,300	14,576,931

Total Energy		62,142,427

Financials (19.4%)
Banks (8.2%)
Bank of America Corp.	554,400	19,525,968
Citigroup, Inc.	192,255	15,359,252
East West Bancorp, Inc.	65,000	3,165,500
Wells Fargo & Co.	304,100	16,360,580

		54,411,300

Capital Markets (3.3%)
Intercontinental Exchange, Inc.	38,600	3,572,430
Morgan Stanley	349,400	17,861,328

		21,433,758

Consumer Finance (1.2%)
Capital One Financial Corp.	76,500	7,872,615

Diversified Financial Services (2.3%)
Berkshire Hathaway, Inc., Class B*	67,800	15,356,700

Insurance (4.4%)
Axis Capital Holdings Ltd.	58,500	3,477,240
Lincoln National Corp.	112,700	6,650,427
MetLife, Inc.	163,900	8,353,983
Prudential Financial, Inc.	108,900	10,208,286

		28,689,936

Total Financials		127,764,309

Health Care (13.7%)
Biotechnology (1.8%)
AbbVie, Inc.	48,000	4,249,920
Alexion Pharmaceuticals, Inc.*	31,100	3,363,465
Regeneron Pharmaceuticals, Inc.*	11,400	4,280,472

		11,893,857

Health Care Equipment & Supplies (2.9%)
Becton Dickinson and Co.	23,100	6,282,507
Zimmer Biomet Holdings, Inc.	84,700	12,677,896

		18,960,403

Health Care Providers & Services (3.7%)
Centene Corp.*	67,600	4,250,012
Cigna Corp.	78,800	16,113,812
McKesson Corp.	29,400	4,066,608

		24,430,432

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Pharmaceuticals (5.3%)
Bristol-Myers Squibb Co.	196,300	$12,600,497
Eli Lilly & Co.	92,520	12,159,904
Merck & Co., Inc.	114,600	10,422,870

		35,183,271

Total Health Care		90,467,963

Industrials (7.4%)
Aerospace & Defense (2.7%)
Arconic, Inc.	167,800	5,163,206
General Dynamics Corp.	72,100	12,714,835

		17,878,041

Airlines (2.9%)
Delta Air Lines, Inc.	65,100	3,807,048
JetBlue Airways Corp.*	194,000	3,631,680
Southwest Airlines Co.	215,900	11,654,282

		19,093,010

Building Products (0.4%)
Owens Corning	42,500	2,767,600

Electrical Equipment (0.5%)
Eaton Corp. plc	36,500	3,457,280

Machinery (0.6%)
Parker-Hannifin Corp.	18,800	3,869,416

Road & Rail (0.3%)
Lyft, Inc., Class A*	35,800	1,540,116

Total Industrials		48,605,463

Information Technology (5.4%)
IT Services (0.9%)
DXC Technology Co.	56,700	2,131,353
Fidelity National Information Services, Inc.	26,700	3,713,703

		5,845,056

Semiconductors & Semiconductor Equipment (3.3%)
Analog Devices, Inc.	36,500	4,337,660
Broadcom, Inc.	8,600	2,717,772
First Solar, Inc.*	53,800	3,010,648
ON Semiconductor Corp.*	481,800	11,746,284

		21,812,364

Software (0.8%)
LogMeIn, Inc.	44,000	3,772,560
salesforce.com, Inc.*	12,100	1,967,944

		5,740,504

Technology Hardware, Storage & Peripherals (0.4%)
Dell Technologies, Inc., Class C*	48,200	2,476,998

Total Information Technology		35,874,922

Materials (6.7%)
Chemicals (5.7%)
Celanese Corp.	15,100	1,859,112
Eastman Chemical Co.	56,300	4,462,338
FMC Corp.	253,900	25,344,298
Linde plc	28,000	5,961,200

		37,626,948

Containers & Packaging (0.2%)
Westrock Co.	35,100	1,506,141

Metals & Mining (0.8%)
Alcoa Corp.*	152,700	3,284,577
Nucor Corp.	36,100	2,031,708

		5,316,285

Total Materials		44,449,374

Real Estate (8.1%)
Equity Real Estate Investment Trusts (REITs) (6.7%)
Empire State Realty Trust, Inc. (REIT), Class A	185,800	2,593,768
JBG SMITH Properties (REIT)	86,100	3,434,529
SBA Communications Corp. (REIT)	24,000	5,783,760
Ventas, Inc. (REIT)	291,500	16,831,210
VEREIT, Inc. (REIT)	352,200	3,254,328
VICI Properties, Inc. (REIT)	275,200	7,031,360
Weingarten Realty Investors (REIT)	153,100	4,782,844

		43,711,799

Real Estate Management & Development (1.4%)
CBRE Group, Inc., Class A*	36,700	2,249,343
Cushman & Wakefield plc*	346,000	7,072,240

		9,321,583

Total Real Estate		53,033,382

Utilities (2.5%)
Electric Utilities (2.5%)
Edison International	126,300	9,524,283
Entergy Corp.	27,800	3,330,440
Xcel Energy, Inc.	54,800	3,479,252

Total Utilities		16,333,975

Total Common Stocks (97.6%) (Cost $565,899,848)		644,052,419

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.1%)
Pharmaceuticals (0.1%)
Bristol-Myers Squibb Co., CVR* (Cost $183,180)	86,000	258,860

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
U.S. Government Agency Security (2.3%)
FFCB 0.72%, 1/2/20 (o)(p)	$15,257,000	15,256,391

Total Short-Term Investment (2.3%) (Cost $15,256,512)		15,256,391

Total Investments in Securities (100.0%) (Cost $581,339,540)		659,567,670
Other Assets Less Liabilities (0.0%)		148,983

Net Assets (100%)		$659,716,653

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

*	Non-income producing.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2019.
(p)	Yield to maturity.

Glossary:

CVR	— Contingent Value Right
FFCB	— Federal Farm Credit Bank

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$62,926,325	$—	$—	$62,926,325
Consumer Discretionary	62,025,918	—	—	62,025,918
Consumer Staples	40,428,361	—	—	40,428,361
Energy	62,142,427	—	—	62,142,427
Financials	127,764,309	—	—	127,764,309
Health Care	90,467,963	—	—	90,467,963
Industrials	48,605,463	—	—	48,605,463
Information Technology	35,874,922	—	—	35,874,922
Materials	44,449,374	—	—	44,449,374
Real Estate	53,033,382	—	—	53,033,382
Utilities	16,333,975	—	—	16,333,975
Rights
Health Care	258,860	—	—	258,860
Short-Term Investment
U.S. Government Agency Security	—	15,256,391	—	15,256,391

Total Assets	$644,311,279	$15,256,391	$—	$659,567,670

Total Liabilities	$—	$—	$—	$—

Total	$644,311,279	$15,256,391	$—	$659,567,670

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$920,117,619
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$972,279,460

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$83,294,431
Aggregate gross unrealized depreciation	(8,200,448)

Net unrealized appreciation	$75,093,983

Federal income tax cost of investments in securities and derivative instruments, if applicable	$584,473,687

See Notes to Financial Statements.

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EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $581,339,540)	$659,567,670
Cash	897
Dividends, interest and other receivables	1,275,338
Receivable for Portfolio shares sold	243,730
Other assets	2,600

Total assets	661,090,235

LIABILITIES
Payable for securities purchased	644,489
Investment management fees payable	329,264
Payable for Portfolio shares redeemed	220,585
Distribution fees payable – Class IB	58,434
Administrative fees payable	52,355
Distribution fees payable – Class IA	4,910
Trustees’ fees payable	184
Accrued expenses	63,361

Total liabilities	1,373,582

NET ASSETS	$659,716,653

Net assets were comprised of:
Paid in capital	$572,521,570
Total distributable earnings (loss)	87,195,083

Net assets	$659,716,653

Class IA
Net asset value, offering and redemption price per share, $23,296,025 / 1,247,603 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.67

Class IB
Net asset value, offering and redemption price per share, $282,435,843 / 15,080,296 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.73

Class K
Net asset value, offering and redemption price per share, $353,984,785 / 18,961,445 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.67

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $15,267 foreign withholding tax)	$13,074,244
Interest	342,984

Total income	13,417,228

EXPENSES
Investment management fees	3,719,030
Distribution fees – Class IB	620,690
Administrative fees	592,295
Professional fees	64,105
Printing and mailing expenses	57,297
Custodian fees	51,500
Distribution fees – Class IA	49,971
Trustees’ fees	19,875
Miscellaneous	9,941

Total expenses	5,184,704

NET INVESTMENT INCOME (LOSS)	8,232,524

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	22,134,562
Net change in unrealized appreciation (depreciation) on investments in securities	120,796,336

NET REALIZED AND UNREALIZED GAIN (LOSS)	142,930,898

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$151,163,422

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,232,524	$7,938,674
Net realized gain (loss)	22,134,562	34,958,781
Net change in unrealized appreciation (depreciation)	120,796,336	(145,582,868)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	151,163,422	(102,685,413)

Distributions to shareholders:
Class IA	(569,531)	(1,676,448)
Class IB	(6,652,027)	(21,065,582)
Class K	(9,222,829)	(37,614,068)

Total distributions to shareholders	(16,444,387)	(60,356,098)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 427,536 and 308,446 shares, respectively ]	7,411,051	5,893,848
Capital shares issued in reinvestment of dividends and distributions [ 31,205 and 101,593 shares, respectively ]	569,531	1,676,448
Capital shares repurchased [ (279,290) and (200,121) shares, respectively ]	(4,856,757)	(3,753,385)

Total Class IA transactions	3,123,825	3,816,911

Class IB
Capital shares sold [ 2,482,967 and 2,782,441 shares, respectively ]	42,955,761	53,036,847
Capital shares issued in reinvestment of dividends and distributions [ 363,384 and 1,274,258 shares, respectively ]	6,652,027	21,065,582
Capital shares repurchased [ (1,448,588) and (1,215,575) shares, respectively ]	(25,086,197)	(22,967,088)

Total Class IB transactions	24,521,591	51,135,341

Class K
Capital shares sold [ 422,244 and 1,257,231 shares, respectively ]	7,239,180	23,206,659
Capital shares issued in reinvestment of dividends and distributions [ 505,499 and 2,282,240 shares, respectively ]	9,222,829	37,614,068
Capital shares repurchased [ (5,338,467) and (3,012,359) shares, respectively ]	(91,692,582)	(57,116,151)

Total Class K transactions	(75,230,573)	3,704,576

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(47,585,157)	58,656,828

TOTAL INCREASE (DECREASE) IN NET ASSETS	87,133,878	(104,384,683)
NET ASSETS:
Beginning of year	572,582,775	676,967,458

End of year	$659,716,653	$572,582,775

See Notes to Financial Statements.

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EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017		2016	2015
Net asset value, beginning of year	$15.01	$19.58	$18.56		$15.41	$15.88

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.20	0.17		0.18	0.17
Net realized and unrealized gain (loss)	3.91	(3.09)	3.05		3.14	(0.53)

Total from investment operations	4.12	(2.89)	3.22		3.32	(0.36)

Less distributions:
Dividends from net investment income	(0.22)	(0.19)	(0.17)		(0.17)	(0.11)
Distributions from net realized gains	(0.24)	(1.49)	(2.03)		—	—

Total dividends and distributions	(0.46)	(1.68)	(2.20)		(0.17)	(0.11)

Net asset value, end of year	$18.67	$15.01	$19.58		$18.56	$15.41

Total return	27.49%	(15.38)%	17.70	%(bb)	21.51%	(2.26	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$23,296	$16,030	$16,806		$18,548	$12,276
Ratio of expenses to average net assets:
After waivers (f)	0.98%	0.98%	0.98%		0.99%	1.00%
Before waivers (f)	0.98%	0.98%	0.98%		0.99%	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.20%	1.04%	0.84%		1.09%	1.10%
Before waivers (f)	1.20%	1.04%	0.84%		1.09%	1.10%
Portfolio turnover rate^	153%	151%	120%		188%	174%

	Year Ended December 31,
Class IB	2019	2018	2017		2016	2015
Net asset value, beginning of year	$15.05	$19.63	$18.60		$15.44	$15.92

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.20	0.17		0.18	0.17
Net realized and unrealized gain (loss)	3.93	(3.10)	3.06		3.15	(0.54)

Total from investment operations	4.14	(2.90)	3.23		3.33	(0.37)

Less distributions:
Dividends from net investment income	(0.22)	(0.19)	(0.17)		(0.17)	(0.11)
Distributions from net realized gains	(0.24)	(1.49)	(2.03)		—	—

Total dividends and distributions	(0.46)	(1.68)	(2.20)		(0.17)	(0.11)

Net asset value, end of year	$18.73	$15.05	$19.63		$18.60	$15.44

Total return	27.55%	(15.39)%	17.72	%(bb)	21.53%	(2.31	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$282,436	$205,941	$212,854		$146,512	$113,919
Ratio of expenses to average net assets:
After waivers (f)	0.98%	0.98%	0.98%		0.99%	1.00%
Before waivers (f)	0.98%	0.98%	0.98%		0.99%	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.19%	1.04%	0.84%		1.09%	1.10%
Before waivers (f)	1.19%	1.04%	0.84%		1.09%	1.10%
Portfolio turnover rate^	153%	151%	120%		188%	174%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017		2016	2015
Net asset value, beginning of year	$15.00	$19.58	$18.55		$15.40	$15.88

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25	0.24	0.21		0.22	0.24
Net realized and unrealized gain (loss)	3.92	(3.09)	3.06		3.14	(0.57)

Total from investment operations	4.17	(2.85)	3.27		3.36	(0.33)

Less distributions:
Dividends from net investment income	(0.26)	(0.24)	(0.21)		(0.21)	(0.15)
Distributions from net realized gains	(0.24)	(1.49)	(2.03)		—	—

Total dividends and distributions	(0.50)	(1.73)	(2.24)		(0.21)	(0.15)

Net asset value, end of year	$18.67	$15.00	$19.58		$18.55	$15.40

Total return	27.87%	(15.19)%	18.04	%(bb)	21.83%	(2.07	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$353,985	$350,611	$447,308		$409,832	$243,311
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.73%	0.73%		0.74%	0.75%
Before waivers (f)	0.73%	0.73%	0.73%		0.74%	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.43%	1.28%	1.08%		1.35%	1.56%
Before waivers (f)	1.43%	1.28%	1.08%		1.35%	1.56%
Portfolio turnover rate^	153%	151%	120%		188%	174%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (2.45)% for Class IA, (2.50)% for Class IB and (2.26)% for Class K.
(bb)	Includes a litigation payment. Without this payment, the total return would have been 17.46% for Class IA, 17.48% for Class IB and 17.79% for Class K.

See Notes to Financial Statements.

1118

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Capital International, Inc. (Effective July 1, 2019, Capital International, Inc. replaced Capital Guardian Trust Company as a sub-adviser to the Portfolio.)

➢	Thornburg Investment Management, Inc.

➢	Vaughan Nelson Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	29.98%	10.34%	11.74%
Portfolio – Class IB Shares	29.98	10.32	11.69
Portfolio – Class K Shares*	30.28	10.61	13.83
Volatility Managed Index – Large Cap Core	30.66	11.31	13.03
S&P 500® Index	31.49	11.70	13.56

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 29.98% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Large Cap Core and the S&P 500® Index, which returned 30.66% and 31.49%, respectively.

Portfolio Highlights

What helped performance during the year:

•	Positioning in the health care sector helped Portfolio results, including underweighting Pfizer Inc. and Johnson & Johnson.

•	Stock selection in the materials, industrials and consumer staples sectors contributed to relative returns.

•	Underweighting integrated oil and gas company Exxon Mobil Corp. also benefited relative performance.

•

Shares of Seattle Genetics surged. The company, which has no presence in the benchmark, received approval from the Food and Drug Administration for its bladder cancer drug. Seattle Genetics also announced it will pursue fast track approval for Tucatinib, used to treat breast cancer.

What hurt performance during the year:

•

The Portfolio’s below-benchmark exposure to Apple.com, Inc. detracted from relative returns. The tech giant’s stock price soared as the company reported record earnings growth, boosted by strong contributions from services, wearables, and iPad sales.

•

The Portfolio’s underweight position in Microsoft Corp. relative to the benchmark also weighed on returns. Shares of the technology giant rose on a string of positive earnings reports, boosted by growth in its cloud computing business.

•	A below-benchmark position in the materials sector also hurt relative returns.

•	Cameco Corporation, the world’s largest publicly traded uranium company, based in Canada, detracted from relative performance.

How did derivatives contribute/detract from performance during the year?

•	The Portfolio used covered calls to increase income and put spreads to protect capital. During the year, these securities had a negligible impact on returns.

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark.

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EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	16.1%
Financials	11.6
Health Care	11.5
Communication Services	10.3
Exchange Traded Funds	9.5
Consumer Discretionary	7.9
Industrials	7.2
Consumer Staples	5.3
Investment Company	4.9
Energy	4.3
Materials	2.9
Utilities	1.9
Real Estate	1.8
Repurchase Agreements	0.3
Cash and Other	4.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,102.20	$4.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.80	4.45
Class IB
Actual	1,000.00	1,101.20	4.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.80	4.45
Class K
Actual	1,000.00	1,102.70	3.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.06	3.18

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.87%, 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.3%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	494,224	$19,314,274
CenturyLink, Inc.	46,022	607,950
Verizon Communications, Inc.	192,617	11,826,684

		31,748,908

Entertainment (2.9%)
Activision Blizzard, Inc.	270,789	16,090,282
Electronic Arts, Inc.*	138,723	14,914,110
Live Nation Entertainment, Inc.*	6,563	469,058
Netflix, Inc.*	46,586	15,073,832
Take-Two Interactive Software, Inc.*	5,510	674,589
Walt Disney Co. (The)	163,493	23,645,993

		70,867,864

Interactive Media & Services (4.3%)
Alphabet, Inc., Class A*	13,955	18,691,187
Alphabet, Inc., Class C*	28,559	38,183,954
Facebook, Inc., Class A*	219,092	44,968,633
Twitter, Inc.*	35,531	1,138,769
Zillow Group, Inc., Class C(x)*	73,800	3,390,372

		106,372,915

Media (1.4%)
Charter Communications, Inc., Class A*	19,590	9,502,717
Comcast Corp., Class A	470,763	21,170,212
Discovery, Inc., Class A(x)*	8,085	264,703
Discovery, Inc., Class C*	15,260	465,277
DISH Network Corp., Class A*	11,631	412,552
Fox Corp., Class A	16,189	600,126
Fox Corp., Class B	7,291	265,393
Interpublic Group of Cos., Inc. (The)	19,052	440,101
News Corp., Class A	18,495	261,519
News Corp., Class B	6,832	99,133
Omnicom Group, Inc.	10,188	825,432
ViacomCBS, Inc.	25,994	1,090,968

		35,398,133

Wireless Telecommunication Services (0.4%)
China Mobile Ltd.	942,507	7,922,463
T-Mobile US, Inc.*	14,534	1,139,756

		9,062,219

Total Communication Services		253,450,039

Consumer Discretionary (7.9%)
Auto Components (0.1%)
Aptiv plc	11,789	1,119,601
BorgWarner, Inc.	9,617	417,186

		1,536,787

Automobiles (0.2%)
Ford Motor Co.	181,358	1,686,629
General Motors Co.	58,558	2,143,223
Harley-Davidson, Inc.	6,695	248,987

		4,078,839

Distributors (0.0%)
Genuine Parts Co.	6,805	722,895
LKQ Corp.*	13,785	492,125

		1,215,020

Diversified Consumer Services (0.0%)
H&R Block, Inc.	8,305	195,001

Hotels, Restaurants & Leisure (2.0%)
Carnival Corp.	18,139	922,005
Chipotle Mexican Grill, Inc.*	6,841	5,726,670
Darden Restaurants, Inc.	5,755	627,353
Hilton Grand Vacations, Inc.*	74,680	2,568,245
Hilton Worldwide Holdings, Inc.	46,941	5,206,226
Las Vegas Sands Corp.	15,535	1,072,537
Marriott International, Inc., Class A	12,638	1,913,772
McDonald’s Corp.	35,074	6,930,973
MGM Resorts International	23,350	776,855
Norwegian Cruise Line Holdings Ltd.*	9,747	569,322
Royal Caribbean Cruises Ltd.	8,283	1,105,863
Starbucks Corp.	97,773	8,596,202
Wyndham Hotels & Resorts, Inc.	91,042	5,718,348
Wynn Resorts Ltd.	27,229	3,781,291
Yum! Brands, Inc.	40,487	4,078,256

		49,593,918

Household Durables (0.3%)
DR Horton, Inc.	15,271	805,545
Garmin Ltd.	6,488	632,969
Leggett & Platt, Inc.	5,686	289,019
Lennar Corp., Class A	12,869	717,962
Mohawk Industries, Inc.*	21,009	2,865,208
Newell Brands, Inc.	18,109	348,055
NVR, Inc.*	163	620,771
PulteGroup, Inc.	12,023	466,492
Whirlpool Corp.	3,180	469,145

		7,215,166

Internet & Direct Marketing Retail (2.2%)
Alibaba Group Holding Ltd. (ADR)*	30,825	6,537,982
Amazon.com, Inc.*	21,252	39,270,296
Booking Holdings, Inc.*	2,949	6,056,450
eBay, Inc.	35,615	1,286,058
Expedia Group, Inc.	6,528	705,938

		53,856,724

Leisure Products (0.0%)
Hasbro, Inc.	5,927	625,950

Multiline Retail (0.7%)
Dollar General Corp.	11,858	1,849,611
Dollar Tree, Inc.*	116,643	10,970,274
Kohl’s Corp.	6,933	353,237
Macy’s, Inc.(x)	15,861	269,637
Nordstrom, Inc.	4,440	181,729
Target Corp.	23,600	3,025,756

		16,650,244

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Specialty Retail (1.8%)
Advance Auto Parts, Inc.	3,247	$520,039
AutoZone, Inc.*	1,110	1,322,354
Best Buy Co., Inc.	10,594	930,153
CarMax, Inc.*	51,719	4,534,205
Gap, Inc. (The)	9,315	164,689
Home Depot, Inc. (The)	94,548	20,647,392
L Brands, Inc.	10,492	190,115
Lowe’s Cos., Inc.	35,697	4,275,073
O’Reilly Automotive, Inc.*	3,524	1,544,428
Ross Stores, Inc.	43,047	5,011,532
Tiffany & Co.	5,285	706,340
TJX Cos., Inc. (The)	56,478	3,448,547
Tractor Supply Co.	5,272	492,616
Ulta Beauty, Inc.*	2,662	673,859

		44,461,342

Textiles, Apparel & Luxury Goods (0.6%)
Capri Holdings Ltd.*	75,808	2,892,075
Hanesbrands, Inc.	15,311	227,368
NIKE, Inc., Class B	83,344	8,443,581
PVH Corp.	3,654	384,218
Ralph Lauren Corp.	2,618	306,882
Tapestry, Inc.	12,581	339,310
Under Armour, Inc., Class A*	8,661	187,077
Under Armour, Inc., Class C*	9,259	177,588
VF Corp.	15,115	1,506,361

		14,464,460

Total Consumer Discretionary		193,893,451

Consumer Staples (5.3%)
Beverages (0.9%)
Brown-Forman Corp., Class B	8,203	554,523
Coca-Cola Co. (The)	179,588	9,940,196
Constellation Brands, Inc., Class A	7,746	1,469,803
Molson Coors Brewing Co., Class B	9,409	507,145
Monster Beverage Corp.*	17,780	1,129,919
PepsiCo, Inc.	64,943	8,875,760

		22,477,346

Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	32,575	9,574,444
Kroger Co. (The)	36,673	1,063,150
Sysco Corp.	23,763	2,032,687
US Foods Holding Corp.*	296,941	12,438,859
Walgreens Boots Alliance, Inc.	34,918	2,058,765
Walmart, Inc.	66,068	7,851,521

		35,019,426

Food Products (1.2%)
Archer-Daniels-Midland Co.	25,556	1,184,521
Campbell Soup Co.	8,014	396,052
China Feihe Ltd.(m)*	2,780,224	3,264,639
Conagra Brands, Inc.	21,858	748,418
General Mills, Inc.	27,970	1,498,073
Hershey Co. (The)	6,845	1,006,078
Hormel Foods Corp.	12,950	584,174
JM Smucker Co. (The)	5,390	561,261
Kellogg Co.	11,725	810,901
Kraft Heinz Co. (The)	29,282	940,831
Lamb Weston Holdings, Inc.	6,890	592,747
McCormick & Co., Inc. (Non-Voting)	5,937	1,007,687
Mondelez International, Inc., Class A	114,480	6,305,558
Nomad Foods Ltd.*	460,621	10,304,092
Tyson Foods, Inc., Class A	13,595	1,237,689

		30,442,721

Household Products (1.0%)
Church & Dwight Co., Inc.	43,410	3,053,459
Clorox Co. (The)	5,729	879,631
Colgate-Palmolive Co.	39,915	2,747,749
Kimberly-Clark Corp.	15,966	2,196,123
Procter & Gamble Co. (The)	116,145	14,506,511

		23,383,473

Personal Products (0.2%)
Coty, Inc., Class A	15,116	170,055
Estee Lauder Cos., Inc. (The), Class A	22,830	4,715,308

		4,885,363

Tobacco (0.6%)
Altria Group, Inc.	87,005	4,342,419
Philip Morris International, Inc.	119,762	10,190,549

		14,532,968

Total Consumer Staples		130,741,297

Energy (3.8%)
Energy Equipment & Services (0.2%)
Baker Hughes Co.	30,617	784,713
Halliburton Co.	42,162	1,031,704
Helmerich & Payne, Inc.	5,270	239,416
National Oilwell Varco, Inc.	19,055	477,328
Schlumberger Ltd.	64,475	2,591,895
TechnipFMC plc	18,513	396,919

		5,521,975

Oil, Gas & Consumable Fuels (3.6%)
Apache Corp.	17,513	448,158
Cabot Oil & Gas Corp.	20,923	364,269
Cameco Corp.	506,925	4,511,633
Chevron Corp.	108,039	13,019,780
Cimarex Energy Co.	4,642	243,659
Concho Resources, Inc.	34,484	3,019,764
ConocoPhillips	91,903	5,976,452
Devon Energy Corp.	209,888	5,450,791
Diamondback Energy, Inc.	7,505	696,914
Enbridge, Inc.	54,500	2,167,465
EOG Resources, Inc.	65,495	5,485,861
Equitrans Midstream Corp.	114,560	1,530,522
Exxon Mobil Corp.	197,056	13,750,568
Hess Corp.	11,704	781,944
HollyFrontier Corp.	6,455	327,333
Kinder Morgan, Inc.	90,718	1,920,500
Kosmos Energy Ltd.	1,625,275	9,264,068
Marathon Oil Corp.	37,799	513,310
Marathon Petroleum Corp.	30,241	1,822,020

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Noble Energy, Inc.	21,342	$530,135
Occidental Petroleum Corp.	41,543	1,711,987
ONEOK, Inc.	19,121	1,446,886
Phillips 66	20,695	2,305,630
Pioneer Natural Resources Co.	43,786	6,627,887
Valero Energy Corp.	19,125	1,791,056
Williams Cos., Inc. (The)	55,987	1,328,012

		87,036,604

Total Energy		92,558,579

Financials (11.6%)
Banks (4.2%)
Bank of America Corp.	377,038	13,279,278
Citigroup, Inc.	269,612	21,539,303
Citizens Financial Group, Inc.	20,236	821,784
Comerica, Inc.	6,842	490,913
Fifth Third Bancorp	33,051	1,015,988
First Republic Bank	7,849	921,865
Huntington Bancshares, Inc.	46,910	707,403
JPMorgan Chase & Co.	262,262	36,559,323
KeyCorp	45,491	920,738
M&T Bank Corp.	6,134	1,041,246
People’s United Financial, Inc.	20,684	349,560
PNC Financial Services Group, Inc. (The)‡	20,407	3,257,569
Regions Financial Corp.	44,354	761,115
SVB Financial Group*	12,887	3,235,152
Truist Financial Corp.	62,458	3,517,634
US Bancorp	66,194	3,924,642
Wells Fargo & Co.	179,247	9,643,489
Zions Bancorp NA(x)	7,692	399,369

		102,386,371

Capital Markets (3.1%)
Ameriprise Financial, Inc.	5,901	982,989
Ares Capital Corp.	370,100	6,902,365
Bank of New York Mellon Corp. (The)	39,084	1,967,098
BlackRock, Inc.‡	5,493	2,761,332
Brookfield Asset Management, Inc., Class A	103,664	5,991,778
Cboe Global Markets, Inc.	5,232	627,840
Charles Schwab Corp. (The)	292,121	13,893,275
CME Group, Inc.	23,951	4,807,445
E*TRADE Financial Corp.	10,522	477,383
Franklin Resources, Inc.	13,404	348,236
Goldman Sachs Group, Inc. (The)	14,842	3,412,621
Intercontinental Exchange, Inc.	66,134	6,120,702
Invesco Ltd.	16,279	292,696
MarketAxess Holdings, Inc.	1,705	646,382
Moody’s Corp.	30,877	7,330,509
Morgan Stanley	57,291	2,928,716
MSCI, Inc.	11,322	2,923,114
Nasdaq, Inc.	26,729	2,862,676
Northern Trust Corp.	9,868	1,048,376
Raymond James Financial, Inc.	6,003	537,028
S&P Global, Inc.	11,382	3,107,855
State Street Corp.	16,935	1,339,558
T. Rowe Price Group, Inc.	10,883	1,325,985
Virtu Financial, Inc., Class A(x)	218,275	3,490,217

		76,126,176

Consumer Finance (0.8%)
American Express Co.	31,250	3,890,312
Capital One Financial Corp.	95,015	9,777,994
Discover Financial Services	14,599	1,238,287
Navient Corp.	198,922	2,721,253
Synchrony Financial	27,688	997,045

		18,624,891

Diversified Financial Services (1.2%)
Berkshire Hathaway, Inc., Class B*	134,549	30,475,349

Insurance (2.1%)
Aflac, Inc.	34,186	1,808,439
Allstate Corp. (The)	15,088	1,696,646
American International Group, Inc.	40,516	2,079,686
Aon plc	35,348	7,362,635
Arthur J Gallagher & Co.	8,687	827,263
Assurant, Inc.	2,869	376,069
Assured Guaranty Ltd.	175,490	8,602,520
Chubb Ltd.	39,730	6,184,372
Cincinnati Financial Corp.	6,867	722,065
Everest Re Group Ltd.	2,017	558,386
Globe Life, Inc.	4,422	465,415
Hartford Financial Services Group, Inc. (The)	16,862	1,024,704
Lincoln National Corp.	9,770	576,528
Loews Corp.	11,639	610,931
Marsh & McLennan Cos., Inc.	53,751	5,988,399
MetLife, Inc.	36,406	1,855,614
Principal Financial Group, Inc.	12,055	663,025
Progressive Corp. (The)	27,228	1,971,035
Prudential Financial, Inc.	18,715	1,754,344
RenaissanceRe Holdings Ltd.	13,200	2,587,464
Travelers Cos., Inc. (The)	12,021	1,646,276
Unum Group	9,975	290,871
Willis Towers Watson plc	5,947	1,200,937
WR Berkley Corp.	6,870	474,717

		51,328,341

Mortgage Real Estate Investment Trusts (REITs) (0.2%)
PennyMac Mortgage Investment Trust (REIT)	246,002	5,483,385

Total Financials		284,424,513

Health Care (11.5%)
Biotechnology (2.7%)
AbbVie, Inc.	199,898	17,698,969
Alexion Pharmaceuticals, Inc.*	10,263	1,109,943
Alkermes plc*	133,822	2,729,969
Allakos, Inc.(x)*	10,700	1,020,352
Amgen, Inc.	27,673	6,671,130
Biogen, Inc.*	8,404	2,493,719
Biohaven Pharmaceutical Holding Co. Ltd.*	64,491	3,510,890
Gilead Sciences, Inc.	161,532	10,496,349

See Notes to Financial Statements.

1123

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Incyte Corp.*	28,158	$2,458,757
Neurocrine Biosciences, Inc.*	28,000	3,009,720
Regeneron Pharmaceuticals, Inc.*	3,720	1,396,786
Sage Therapeutics, Inc.*	15,000	1,082,850
Seattle Genetics, Inc.*	61,700	7,049,842
Ultragenyx Pharmaceutical, Inc.*	24,600	1,050,666
Vertex Pharmaceuticals, Inc.*	18,076	3,957,740

		65,737,682

Health Care Equipment & Supplies (2.6%)
Abbott Laboratories	107,313	9,321,207
ABIOMED, Inc.*	1,977	337,256
Align Technology, Inc.*	3,370	940,365
Baxter International, Inc.	23,778	1,988,316
Becton Dickinson and Co.	12,596	3,425,734
Boston Scientific Corp.*	64,915	2,935,456
Cooper Cos., Inc. (The)	10,139	3,257,559
Danaher Corp.	53,904	8,273,186
Dentsply Sirona, Inc.	10,523	595,497
Edwards Lifesciences Corp.*	18,614	4,342,460
Hologic, Inc.*	13,140	686,039
IDEXX Laboratories, Inc.*	3,946	1,030,419
Intuitive Surgical, Inc.*	5,383	3,182,161
Medtronic plc	139,484	15,824,460
ResMed, Inc.	6,547	1,014,589
STERIS plc	3,949	601,907
Stryker Corp.	14,996	3,148,260
Teleflex, Inc.	2,158	812,358
Varian Medical Systems, Inc.*	4,093	581,247
Zimmer Biomet Holdings, Inc.	9,453	1,414,925

		63,713,401

Health Care Providers & Services (2.1%)
AmerisourceBergen Corp.	7,138	606,873
Anthem, Inc.	20,009	6,043,318
Cardinal Health, Inc.	13,737	694,817
Centene Corp.*	18,886	1,187,363
Cigna Corp.	17,392	3,556,490
CVS Health Corp.	60,590	4,501,231
DaVita, Inc.*	4,085	306,498
HCA Healthcare, Inc.	12,321	1,821,167
Henry Schein, Inc.*	6,650	443,688
Humana, Inc.	6,168	2,260,695
Laboratory Corp. of America Holdings*	4,405	745,194
McKesson Corp.	8,392	1,160,781
Quest Diagnostics, Inc.	6,101	651,526
UnitedHealth Group, Inc.	89,409	26,284,458
Universal Health Services, Inc., Class B	3,598	516,169
WellCare Health Plans, Inc.*	2,266	748,256

		51,528,524

Health Care Technology (0.0%)
Cerner Corp.	14,615	1,072,595

Life Sciences Tools & Services (1.4%)
Agilent Technologies, Inc.	14,266	1,217,032
Illumina, Inc.*	6,846	2,271,092
IQVIA Holdings, Inc.*	8,404	1,298,502
Mettler-Toledo International, Inc.*	1,118	886,887
PerkinElmer, Inc.	5,286	513,271
Thermo Fisher Scientific, Inc.	83,668	27,181,223
Waters Corp.*	3,001	701,184

		34,069,191

Pharmaceuticals (2.7%)
Allergan plc	15,289	2,922,798
Bristol-Myers Squibb Co.	109,176	7,008,007
Eli Lilly & Co.	56,605	7,439,595
Johnson & Johnson	163,675	23,875,272
Merck & Co., Inc.	118,575	10,784,396
Mylan NV*	24,038	483,164
Perrigo Co. plc	6,098	315,023
Pfizer, Inc.	257,742	10,098,332
Zoetis, Inc.	22,183	2,935,920

		65,862,507

Total Health Care		281,983,900

Industrials (7.2%)
Aerospace & Defense (2.3%)
Arconic, Inc.	18,408	566,414
Boeing Co. (The)	30,100	9,805,376
General Dynamics Corp.	64,799	11,427,304
Huntington Ingalls Industries, Inc.	1,922	482,191
L3Harris Technologies, Inc.	10,296	2,037,270
Lockheed Martin Corp.	11,561	4,501,622
Northrop Grumman Corp.	14,750	5,073,557
Raytheon Co.	40,705	8,944,517
Textron, Inc.	10,104	450,638
TransDigm Group, Inc.	9,858	5,520,480
United Technologies Corp.	54,560	8,170,906

		56,980,275

Air Freight & Logistics (0.7%)
CH Robinson Worldwide, Inc.	6,084	475,769
Expeditors International of Washington, Inc.	7,630	595,292
FedEx Corp.	51,778	7,829,351
United Parcel Service, Inc., Class B	66,245	7,754,640

		16,655,052

Airlines (0.2%)
Alaska Air Group, Inc.	6,207	420,524
American Airlines Group, Inc.	17,414	499,433
Delta Air Lines, Inc.	26,808	1,567,732
Southwest Airlines Co.	22,059	1,190,745
United Airlines Holdings, Inc.*	10,086	888,476

		4,566,910

Building Products (0.1%)
Allegion plc	4,346	541,251
AO Smith Corp.	7,094	337,958
Fortune Brands Home & Security, Inc.	6,916	451,891
Johnson Controls International plc	35,928	1,462,629
Masco Corp.	12,927	620,367

		3,414,096

See Notes to Financial Statements.

1124

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Commercial Services & Supplies (0.3%)
Cintas Corp.	3,945	$1,061,521
Copart, Inc.*	9,581	871,296
Republic Services, Inc.	9,648	864,750
Rollins, Inc.	7,380	244,721
Waste Connections, Inc.	32,594	2,959,209
Waste Management, Inc.	18,178	2,071,565

		8,073,062

Construction & Engineering (0.0%)
Jacobs Engineering Group, Inc.	6,439	578,415
Quanta Services, Inc.	6,829	278,009

		856,424

Electrical Equipment (0.3%)
AMETEK, Inc.	10,999	1,097,041
Eaton Corp. plc	19,253	1,823,644
Emerson Electric Co.	28,370	2,163,496
Rockwell Automation, Inc.	5,378	1,089,959

		6,174,140

Industrial Conglomerates (0.9%)
3M Co.	26,782	4,724,881
General Electric Co.	406,749	4,539,319
Honeywell International, Inc.	33,278	5,890,206
Roper Technologies, Inc.	22,162	7,850,445

		23,004,851

Machinery (1.1%)
Caterpillar, Inc.	25,739	3,801,136
Cummins, Inc.	7,135	1,276,880
Deere & Co.	22,765	3,944,264
Dover Corp.	7,042	811,661
Flowserve Corp.	6,812	339,033
Fortive Corp.	13,801	1,054,258
IDEX Corp.	3,723	640,356
Illinois Tool Works, Inc.	13,622	2,446,920
Ingersoll-Rand plc	11,159	1,483,254
ITT, Inc.	44,197	3,266,600
PACCAR, Inc.	15,967	1,262,990
Parker-Hannifin Corp.	6,024	1,239,860
Pentair plc	7,791	357,373
Snap-on, Inc.	2,768	468,899
Stanley Black & Decker, Inc.	6,965	1,154,379
Westinghouse Air Brake Technologies Corp.	33,580	2,612,524
Xylem, Inc.	8,741	688,703

		26,849,090

Professional Services (0.3%)
Equifax, Inc.	22,541	3,158,445
IHS Markit Ltd.*	18,569	1,399,174
Nielsen Holdings plc	18,078	366,984
Robert Half International, Inc.	6,061	382,752
Verisk Analytics, Inc.	7,489	1,118,407

		6,425,762

Road & Rail (0.9%)
CSX Corp.	70,517	5,102,610
JB Hunt Transport Services, Inc.	3,825	446,684
Kansas City Southern	4,540	695,346
Knight-Swift Transportation Holdings, Inc.	191,825	6,875,008
Norfolk Southern Corp.	12,144	2,357,515
Old Dominion Freight Line, Inc.	3,038	576,552
Union Pacific Corp.	32,331	5,845,121

		21,898,836

Trading Companies & Distributors (0.1%)
Fastenal Co.	26,249	969,900
United Rentals, Inc.*	3,493	582,528
WW Grainger, Inc.	1,963	664,515

		2,216,943

Total Industrials		177,115,441

Information Technology (16.1%)
Communications Equipment (0.5%)
Arista Networks, Inc.*	2,514	511,348
Cisco Systems, Inc.	197,576	9,475,745
F5 Networks, Inc.*	3,016	421,184
Juniper Networks, Inc.	15,693	386,518
Motorola Solutions, Inc.	8,098	1,304,912

		12,099,707

Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp., Class A	13,789	1,492,383
CDW Corp.	6,611	944,315
Corning, Inc.	35,812	1,042,487
Flex Ltd.*	295,909	3,734,372
FLIR Systems, Inc.	5,844	304,297
IPG Photonics Corp.*	1,650	239,118
Keysight Technologies, Inc.*	8,558	878,308
TE Connectivity Ltd.	15,576	1,492,804
Trimble, Inc.*	59,800	2,493,062
Zebra Technologies Corp., Class A*	2,511	641,410

		13,262,556

IT Services (3.8%)
Accenture plc, Class A	29,577	6,228,029
Akamai Technologies, Inc.*	7,579	654,674
Alliance Data Systems Corp.	1,947	218,453
Automatic Data Processing, Inc.	20,152	3,435,916
Broadridge Financial Solutions, Inc.	5,340	659,704
Cognizant Technology Solutions Corp., Class A	25,502	1,581,634
DXC Technology Co.	12,249	460,440
Fidelity National Information Services, Inc.	28,624	3,981,312
Fiserv, Inc.*	70,199	8,117,110
FleetCor Technologies, Inc.*	3,987	1,147,140
Gartner, Inc.*	4,377	674,496
Global Payments, Inc.	34,039	6,214,160
GoDaddy, Inc., Class A*	34,000	2,309,280
International Business Machines Corp.	41,247	5,528,748
Jack Henry & Associates, Inc.	15,574	2,268,664
Leidos Holdings, Inc.	6,020	589,298

See Notes to Financial Statements.

1125

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
LiveRamp Holdings, Inc.*	33,600	$1,615,152
Mastercard, Inc., Class A	66,589	19,882,809
Paychex, Inc.	14,764	1,255,826
PayPal Holdings, Inc.*	54,686	5,915,385
VeriSign, Inc.*	4,701	905,789
Visa, Inc., Class A	101,918	19,150,392
Western Union Co. (The)(x)	18,768	502,607

		93,297,018

Semiconductors & Semiconductor Equipment (3.4%)
Advanced Micro Devices, Inc.*	52,451	2,405,403
Analog Devices, Inc.	17,153	2,038,462
Applied Materials, Inc.	43,022	2,626,063
ASML Holding NV (Registered) (NYRS)	16,441	4,865,550
Broadcom, Inc.	32,826	10,373,672
Intel Corp.	252,293	15,099,736
KLA Corp.	7,349	1,309,371
Lam Research Corp.	6,741	1,971,068
Maxim Integrated Products, Inc.	12,280	755,343
Microchip Technology, Inc.(x)	10,935	1,145,113
Micron Technology, Inc.*	125,859	6,768,697
NVIDIA Corp.	28,503	6,706,756
Qorvo, Inc.*	5,273	612,881
QUALCOMM, Inc.	124,804	11,011,457
Skyworks Solutions, Inc.	7,833	946,853
Texas Instruments, Inc.	101,110	12,971,402
Xilinx, Inc.	11,619	1,135,990

		82,743,817

Software (4.7%)
Adobe, Inc.*	31,045	10,238,951
ANSYS, Inc.*	3,899	1,003,642
Autodesk, Inc.*	10,231	1,876,979
Cadence Design Systems, Inc.*	12,732	883,092
CDK Global, Inc.	36,600	2,001,288
Citrix Systems, Inc.	5,501	610,061
Fortinet, Inc.*	6,396	682,837
Intuit, Inc.	12,123	3,175,377
Microsoft Corp.	470,898	74,260,615
NortonLifeLock, Inc.	27,021	689,576
Oracle Corp.	100,899	5,345,629
salesforce.com, Inc.*	41,310	6,718,658
ServiceNow, Inc.*	17,565	4,958,951
SVMK, Inc.*	145,095	2,592,848
Synopsys, Inc.*	6,871	956,443

		115,994,947

Technology Hardware, Storage & Peripherals (3.2%)
Apple, Inc.	224,864	66,031,314
Hewlett Packard Enterprise Co.	59,712	947,032
HP, Inc.	68,610	1,409,935
NetApp, Inc.	62,729	3,904,880
Pure Storage, Inc., Class A(x)*	306,625	5,246,354
Seagate Technology plc	10,626	632,247
Western Digital Corp.	13,602	863,319
Xerox Holdings Corp.	8,985	331,277

		79,366,358

Total Information Technology		396,764,403

Materials (2.9%)
Chemicals (1.7%)
Air Products & Chemicals, Inc.	21,356	5,018,447
Albemarle Corp.	5,289	386,309
Celanese Corp.	5,551	683,439
CF Industries Holdings, Inc.	9,811	468,377
Corteva, Inc.	35,301	1,043,498
Dow, Inc.	34,534	1,890,046
DuPont de Nemours, Inc.	34,502	2,215,028
Eastman Chemical Co.	6,044	479,047
Ecolab, Inc.	11,679	2,253,930
FMC Corp.	6,054	604,310
Huntsman Corp.	238,355	5,758,657
International Flavors & Fragrances, Inc.(x)	4,938	637,101
Linde plc	25,018	5,326,332
LyondellBasell Industries NV, Class A	11,877	1,122,139
Mosaic Co. (The)	16,284	352,386
PPG Industries, Inc.	10,951	1,461,849
Sherwin-Williams Co. (The)	22,591	13,182,752

		42,883,647

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	2,940	822,142
Vulcan Materials Co.	6,105	879,059

		1,701,201

Containers & Packaging (0.6%)
Amcor plc	74,860	811,482
Avery Dennison Corp.	3,921	512,945
Ball Corp.	15,201	983,049
Crown Holdings, Inc.*	154,960	11,240,798
International Paper Co.	18,436	848,978
Packaging Corp. of America	4,626	518,066
Sealed Air Corp.	7,728	307,806
Westrock Co.	12,766	547,789

		15,770,913

Metals & Mining (0.5%)
Allegheny Technologies, Inc.*	80,000	1,652,800
Freeport-McMoRan, Inc.	66,927	878,082
Newmont Goldcorp Corp.	38,050	1,653,272
Nucor Corp.	14,245	801,709
Wheaton Precious Metals Corp.	216,825	6,450,544

		11,436,407

Total Materials		71,792,168

Real Estate (1.8%)
Equity Real Estate Investment Trusts (REITs) (1.8%)
Alexandria Real Estate Equities, Inc. (REIT)	5,548	896,446
American Tower Corp. (REIT)	30,022	6,899,656
Apartment Investment & Management Co. (REIT), Class A	7,570	390,990
AvalonBay Communities, Inc. (REIT)	6,458	1,354,243

See Notes to Financial Statements.

1126

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Boston Properties, Inc. (REIT)	6,556	$903,810
Crown Castle International Corp. (REIT)	32,664	4,643,188
Digital Realty Trust, Inc. (REIT)	9,537	1,141,960
Duke Realty Corp. (REIT)	17,299	599,756
Equinix, Inc. (REIT)	10,014	5,845,172
Equity Residential (REIT)	16,104	1,303,136
Essex Property Trust, Inc. (REIT)	3,116	937,480
Extra Space Storage, Inc. (REIT)	5,819	614,603
Federal Realty Investment Trust (REIT)	3,313	426,482
Healthpeak Properties, Inc. (REIT)	23,372	805,633
Host Hotels & Resorts, Inc. (REIT)	33,775	626,526
Iron Mountain, Inc. (REIT)	14,483	461,573
Kimco Realty Corp. (REIT)	20,778	430,312
Mid-America Apartment Communities, Inc. (REIT)	5,131	676,574
Prologis, Inc. (REIT)	29,423	2,622,766
Public Storage (REIT)	6,956	1,481,350
Realty Income Corp. (REIT)	15,429	1,136,037
Regency Centers Corp. (REIT)	7,984	503,711
SBA Communications Corp. (REIT)	5,212	1,256,040
Simon Property Group, Inc. (REIT)	14,292	2,128,936
SL Green Realty Corp. (REIT)	4,135	379,924
UDR, Inc. (REIT)	13,648	637,362
Ventas, Inc. (REIT)	16,976	980,194
Vornado Realty Trust (REIT)	7,526	500,479
Welltower, Inc. (REIT)	18,780	1,535,828
Weyerhaeuser Co. (REIT)	35,869	1,083,244

		43,203,411

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	15,380	942,640

Total Real Estate		44,146,051

Utilities (1.9%)
Electric Utilities (1.2%)
Alliant Energy Corp.	11,878	649,964
American Electric Power Co., Inc.	23,005	2,174,203
Duke Energy Corp.	33,953	3,096,853
Edison International	34,666	2,614,163
Entergy Corp.	9,273	1,110,905
Evergy, Inc.	10,590	689,303
Eversource Energy	14,881	1,265,927
Exelon Corp.	45,274	2,064,042
FirstEnergy Corp.	24,895	1,209,897
Fortis, Inc.	80,839	3,356,435
NextEra Energy, Inc.	22,764	5,512,530
Pinnacle West Capital Corp.	5,264	473,392
PPL Corp.	33,252	1,193,082
Southern Co. (The)	48,843	3,111,299
Xcel Energy, Inc.	24,119	1,531,315

		30,053,310

Gas Utilities (0.0%)
Atmos Energy Corp.	5,342	597,556

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	124,564	2,478,823
NRG Energy, Inc.	11,909	473,383

		2,952,206

Multi-Utilities (0.6%)
Ameren Corp.	11,599	890,803
CenterPoint Energy, Inc.	24,773	675,560
CMS Energy Corp.	13,354	839,165
Consolidated Edison, Inc.	15,246	1,379,306
Dominion Energy, Inc.	38,334	3,174,822
DTE Energy Co.	8,999	1,168,700
NiSource, Inc.	18,415	512,674
Public Service Enterprise Group, Inc.	23,405	1,382,065
Sempra Energy	13,294	2,013,775
WEC Energy Group, Inc.	14,584	1,345,082

		13,381,952

Water Utilities (0.0%)
American Water Works Co., Inc.	8,260	1,014,741

Total Utilities		47,999,765

Total Common Stocks (80.3%) (Cost $995,299,207)		1,974,869,607

EXCHANGE TRADED FUNDS (ETF):
Equity (9.5%)
iShares Core S&P 500 ETF	238,844	77,203,935
iShares Morningstar Large-Cap ETF	223,802	41,286,993
iShares Morningstar Large-Cap Growth ETF	41,998	8,817,900
iShares Morningstar Large-Cap Value ETF	4,463	523,019
iShares Russell 1000 ETF(x)	235,499	42,017,732
iShares Russell 1000 Growth ETF	36,497	6,420,552
iShares Russell 1000 Value ETF	3,125	426,500
iShares S&P 100 ETF	3,115	448,840
iShares S&P 500 Growth ETF	35,748	6,922,243
iShares S&P 500 Value ETF	4,246	552,362
Vanguard Growth ETF	34,200	6,230,214
Vanguard Large-Cap ETF(x)	283,613	41,929,346
Vanguard Value ETF	5,100	611,235

Total Exchange Traded Funds (9.5%) (Cost $108,782,748)		233,390,871

MASTER LIMITED PARTNERSHIPS:
Energy (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Enterprise Products Partners LP	315,965	8,897,574
Teekay LNG Partners LP	250,685	3,900,659

Total Master Limited Partnerships (0.5%) (Cost $12,433,072)		12,798,233

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (4.9%)
JPMorgan Prime Money Market Fund, IM Shares	122,592,175	$122,628,953

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.3%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $861,025, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $878,163. (xx)	$860,943	860,943
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $44,986, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $45,882. (xx)	44,982	44,982
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $34,857, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $35,549. (xx)	34,852	34,852
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $3,000,910, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $3,060,000. (xx)	3,000,000	3,000,000
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $2,500,235, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $2,760,933. (xx)	2,500,000	2,500,000

Total Repurchase Agreements		6,440,777

Total Short-Term Investments (5.2%) (Cost $129,060,330)		129,069,730

Total Investments in Securities (95.5%) (Cost $1,245,575,357)		2,350,128,441
Other Assets Less Liabilities (4.5%)		110,878,688

Net Assets (100%)		$2,461,007,129

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $3,264,639 or 0.1% of net assets.

(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $18,367,404. This was collateralized by $12,911,084 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $6,440,777 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares
USD	— United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	20,407	2,906,149	—	(611,606)	292,546	670,480	3,257,569	95,610	—
Capital Markets
BlackRock, Inc.	5,493	2,566,686	—	(467,069)	208,204	453,511	2,761,332	78,609	—

Total		5,472,835	—	(1,078,675)	500,750	1,123,991	6,018,901	174,219	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	1,442	3/2020	USD	232,962,310	3,757,342

					3,757,342

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$245,527,576	$7,922,463	$—	$253,450,039
Consumer Discretionary	193,893,451	—	—	193,893,451
Consumer Staples	127,476,658	3,264,639	—	130,741,297
Energy	92,558,579	—	—	92,558,579
Financials	284,424,513	—	—	284,424,513
Health Care	281,983,900	—	—	281,983,900
Industrials	177,115,441	—	—	177,115,441
Information Technology	396,764,403	—	—	396,764,403
Materials	71,792,168	—	—	71,792,168
Real Estate	44,146,051	—	—	44,146,051
Utilities	47,999,765	—	—	47,999,765
Exchange Traded Funds	233,390,871	—	—	233,390,871
Futures	3,757,342	—	—	3,757,342
Master Limited Partnerships
Energy	12,798,233	—	—	12,798,233
Short-Term Investments
Investment Company	122,628,953	—	—	122,628,953
Repurchase Agreements	—	6,440,777	—	6,440,777

Total Assets	$2,336,257,904	$17,627,879	$—	$2,353,885,783

Total Liabilities	$—	$—	$—	$—

Total	$2,336,257,904	$17,627,879	$—	$2,353,885,783

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$3,757,342	*

Total		$3,757,342

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$37,306,242	$37,306,242

Total	$37,306,242	$37,306,242

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$6,009,978	$6,009,978

Total	$6,009,978	$6,009,978

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $208,662,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 7%)*	$292,804,350
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 7%)*	$586,161,102

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,150,438,706
Aggregate gross unrealized depreciation	(43,734,685)

Net unrealized appreciation	$1,106,704,021

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,247,181,762

For the year ended December 31, 2019, the Portfolio incurred approximately $13,669 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $2,029,119)	$6,018,901
Unaffiliated Issuers (Cost $1,237,105,461)	2,337,668,763
Repurchase Agreements (Cost $6,440,777)	6,440,777
Cash	107,824,427
Foreign cash (Cost $8)	8
Cash held as collateral at broker for futures	9,207,600
Dividends, interest and other receivables	2,117,658
Due from broker for futures variation margin	553,690
Receivable for Portfolio shares sold	19,350
Securities lending income receivable	13,424
Other assets	10,172

Total assets	2,469,874,770

LIABILITIES
Payable for return of collateral on securities loaned	6,440,777
Investment management fees payable	973,663
Payable for Portfolio shares redeemed	633,410
Distribution fees payable – Class IB	340,393
Administrative fees payable	252,951
Trustees’ fees payable	15,145
Payable for securities purchased	10,940
Distribution fees payable – Class IA	1,123
Accrued expenses	199,239

Total liabilities	8,867,641

NET ASSETS	$2,461,007,129

Net assets were comprised of:
Paid in capital	$1,359,458,303
Total distributable earnings (loss)	1,101,548,826

Net assets	$2,461,007,129

Class IA
Net asset value, offering and redemption price per share, $5,265,346 / 467,588 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.26

Class IB
Net asset value, offering and redemption price per share, $1,627,604,503 / 144,507,428 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.26

Class K
Net asset value, offering and redemption price per share, $828,137,280 / 73,528,927 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.26

(x)	Includes value of securities on loan of $18,367,404.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($174,219 of dividend income received from affiliates) (net of $78,575 foreign withholding tax)	$48,190,406
Interest	2,404,709
Securities lending (net)	170,767

Total income	50,765,882

EXPENSES
Investment management fees	11,316,320
Distribution fees – Class IB	3,907,217
Administrative fees	2,924,180
Custodian fees	168,000
Printing and mailing expenses	162,045
Professional fees	114,350
Trustees’ fees	77,149
Distribution fees – Class IA	12,452
Miscellaneous	70,363

Total expenses	18,752,076

NET INVESTMENT INCOME (LOSS)	32,013,806

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($500,750 of realized gain (loss) from affiliates)	151,593,995
Futures contracts	37,306,242
Foreign currency transactions	(20,871)

Net realized gain (loss)	188,879,366

Change in unrealized appreciation (depreciation) on:
Investments in securities ($1,123,991 of change in unrealized appreciation (depreciation) from affiliates)	390,652,963
Futures contracts	6,009,978
Foreign currency translations	(684)

Net change in unrealized appreciation (depreciation)	396,662,257

NET REALIZED AND UNREALIZED GAIN (LOSS)	585,541,623

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$617,555,429

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$32,013,806	$27,989,281
Net realized gain (loss)	188,879,366	153,696,582
Net change in unrealized appreciation (depreciation)	396,662,257	(318,960,739)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	617,555,429	(137,274,876)

Distributions to shareholders:
Class IA	(395,524)	(444,525)
Class IB	(121,349,428)	(146,453,661)
Class K	(63,316,238)	(78,324,392)

Total distributions to shareholders	(185,061,190)	(225,222,578)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 58,825 and 16,941 shares, respectively ]	671,365	189,689
Capital shares issued in reinvestment of dividends and distributions [ 35,794 and 43,551 shares, respectively ]	395,524	444,525
Capital shares repurchased [ (92,398) and (33,676) shares, respectively ]	(1,042,340)	(377,987)

Total Class IA transactions	24,549	256,227

Class IB
Capital shares sold [ 1,156,866 and 1,166,789 shares, respectively ]	12,527,504	13,157,167
Capital shares issued in reinvestment of dividends and distributions [ 10,979,514 and 14,337,800 shares, respectively ]	121,349,428	146,453,661
Capital shares repurchased [ (20,153,693) and (22,196,670) shares, respectively ]	(219,722,417)	(250,382,163)

Total Class IB transactions	(85,845,485)	(90,771,335)

Class K
Capital shares sold [ 158,689 and 234,621 shares, respectively ]	1,692,778	2,646,555
Capital shares issued in reinvestment of dividends and distributions [ 5,729,639 and 7,675,253 shares, respectively ]	63,316,238	78,324,392
Capital shares repurchased [ (12,233,031) and (13,377,785) shares, respectively ]	(133,394,302)	(150,470,184)

Total Class K transactions	(68,385,286)	(69,499,237)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(154,206,222)	(160,014,345)

TOTAL INCREASE (DECREASE) IN NET ASSETS	278,288,017	(522,511,799)
NET ASSETS:
Beginning of year	2,182,719,112	2,705,230,911

End of year	$2,461,007,129	$2,182,719,112

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.37	$11.04	$9.75	$9.06	$9.25

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.11	0.10	0.10	0.08
Net realized and unrealized gain (loss)	2.66	(0.75)	2.03	0.79	(0.04)

Total from investment operations	2.80	(0.64)	2.13	0.89	0.04

Less distributions:
Dividends from net investment income	(0.15)	(0.11)	(0.11)	(0.10)	(0.09)
Distributions from net realized gains	(0.76)	(0.92)	(0.73)	(0.10)	(0.14)

Total dividends and distributions	(0.91)	(1.03)	(0.84)	(0.20)	(0.23)

Net asset value, end of year	$11.26	$9.37	$11.04	$9.75	$9.06

Total return	29.98%	(6.44)%	21.96%	9.78%	0.45%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,265	$4,362	$4,842	$4,211	$4,308
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.87%	0.87%	0.88%	0.88%	0.88%
Before waivers and rembersement (f)	0.87%	0.87%	0.88%	0.89%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.27%	1.01%	0.97%	1.11%	0.90%
Before waivers and rembersement (f)	1.27%	1.01%	0.97%	1.10%	0.90%
Portfolio turnover rate^	14%	16%	17%	16%	31%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.37	$11.04	$9.75	$9.06	$9.26

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.11	0.10	0.10	0.09
Net realized and unrealized gain (loss)	2.66	(0.75)	2.03	0.79	(0.06)

Total from investment operations	2.80	(0.64)	2.13	0.89	0.03

Less distributions:
Dividends from net investment income	(0.15)	(0.11)	(0.11)	(0.10)	(0.09)
Distributions from net realized gains	(0.76)	(0.92)	(0.73)	(0.10)	(0.14)

Total dividends and distributions	(0.91)	(1.03)	(0.84)	(0.20)	(0.23)

Net asset value, end of year	$11.26	$9.37	$11.04	$9.75	$9.06

Total return	29.98%	(6.44)%	21.96%	9.78%	0.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,627,605	$1,429,796	$1,758,123	$1,632,833	$1,694,587
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.87%	0.87%	0.88%	0.88%	0.88%
Before waivers and rembersement (f)	0.87%	0.87%	0.88%	0.89%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.26%	1.00%	0.97%	1.10%	0.92%
Before waivers and rembersement (f)	1.26%	1.00%	0.97%	1.10%	0.92%
Portfolio turnover rate^	14%	16%	17%	16%	31%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.37	$11.04	$9.75	$9.06	$9.25

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.14	0.13	0.13	0.11
Net realized and unrealized gain (loss)	2.66	(0.75)	2.03	0.79	(0.05)

Total from investment operations	2.82	(0.61)	2.16	0.92	0.06

Less distributions:
Dividends from net investment income	(0.17)	(0.14)	(0.14)	(0.13)	(0.11)
Distributions from net realized gains	(0.76)	(0.92)	(0.73)	(0.10)	(0.14)

Total dividends and distributions	(0.93)	(1.06)	(0.87)	(0.23)	(0.25)

Net asset value, end of year	$11.26	$9.37	$11.04	$9.75	$9.06

Total return	30.28%	(6.19)%	22.24%	10.06%	0.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$828,137	$748,561	$942,266	$885,836	$887,254
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.62%	0.62%	0.63%	0.63%	0.63%
Before waivers and reimbursements (f)	0.62%	0.62%	0.63%	0.64%	0.63%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.51%	1.25%	1.22%	1.35%	1.17%
Before waivers and reimbursements (f)	1.51%	1.25%	1.22%	1.35%	1.17%
Portfolio turnover rate^	14%	16%	17%	16%	31%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	35.27%	13.76%	14.52%
Portfolio – Class IB Shares	35.33	13.76	14.45
Portfolio – Class K Shares*	35.65	14.05	16.56
Russell 1000® Growth Index	36.39	14.63	15.22

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 35.33% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 1000® Growth Index, which returned 36.39% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, consumer discretionary, communications services, health care and Industrials.

•	The five stocks that contributed most to performance were Apple, Inc., Microsoft Corp., Facebook, Inc., Amazon.com, Inc. and Mastercard, Inc.

What hurt performance during the year:

•	No sectors detracted from performance for the year.

•	The five stocks that detracted most from performance were Cisco Systems, Inc., Biogen, Inc., Total System Services, Inc., ABIOMED, Inc. and Oracle Corp..

How did derivatives contribute/detract from performance during the year?

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	38.4%
Health Care	14.6
Consumer Discretionary	13.7
Communication Services	11.5
Industrials	9.2
Consumer Staples	4.6
Financials	3.1
Real Estate	2.3
Materials	1.3
Energy	0.3
Repurchase Agreements	0.1
Cash and Other	0.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

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EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,118.00	$3.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.50	3.75
Class IB
Actual	1,000.00	1,117.90	3.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.50	3.75
Class K
Actual	1,000.00	1,119.70	2.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.76	2.47

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.74%, 0.74% and 0.49%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1136

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (11.5%)
Diversified Telecommunication Services (0.0%)
Zayo Group Holdings, Inc.*	23,241	$805,301

Entertainment (1.4%)
Activision Blizzard, Inc.	4,200	249,564
Electronic Arts, Inc.*	27,000	2,902,770
Live Nation Entertainment, Inc.*	13,200	943,404
Madison Square Garden Co. (The), Class A*	166	48,835
Netflix, Inc.*	43,458	14,061,705
Roku, Inc.*	8,750	1,171,625
Spotify Technology SA*	12,100	1,809,555
Take-Two Interactive Software, Inc.*	5,300	648,879
World Wrestling Entertainment, Inc., Class A (x)	4,500	291,915
Zynga, Inc., Class A*	19,000	116,280

		22,244,532

Interactive Media & Services (8.7%)
Alphabet, Inc., Class A*	30,992	41,510,375
Alphabet, Inc., Class C*	31,379	41,954,351
Facebook, Inc., Class A*	246,698	50,634,764
IAC/InterActiveCorp*	4,500	1,120,995
Match Group, Inc. (x)*	5,600	459,816
TripAdvisor, Inc.	9,729	295,567
Twitter, Inc.*	77,543	2,485,253

		138,461,121

Media (1.3%)
Altice USA, Inc., Class A*	32,300	883,082
AMC Networks, Inc., Class A*	4,275	168,863
Cable One, Inc.	500	744,235
Charter Communications, Inc., Class A*	9,766	4,737,291
Comcast Corp., Class A	218,500	9,825,945
Fox Corp., Class A	3,500	129,745
Fox Corp., Class B	1,600	58,240
Interpublic Group of Cos., Inc. (The)	3,600	83,160
New York Times Co. (The), Class A	3,100	99,727
Nexstar Media Group, Inc., Class A	3,500	410,375
Omnicom Group, Inc.	11,734	950,689
Sinclair Broadcast Group, Inc., Class A	5,900	196,706
Sirius XM Holdings, Inc.	141,000	1,008,150
ViacomCBS, Inc.	30,700	1,288,479
ViacomCBS, Inc., Class A	243	10,903

		20,595,590

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	16,800	1,317,456

Total Communication Services		183,424,000

Consumer Discretionary (13.7%)
Auto Components (0.0%)
Aptiv plc	1,700	161,449

Automobiles (0.4%)
Tesla, Inc.*	14,553	6,087,956

Distributors (0.1%)
LKQ Corp.*	4,404	157,223
Pool Corp.	3,950	838,901

		996,124

Diversified Consumer Services (0.1%)
Bright Horizons Family Solutions, Inc.*	5,900	886,711
Grand Canyon Education, Inc.*	400	38,316
H&R Block, Inc.	3,100	72,788
Service Corp. International	6,500	299,195
ServiceMaster Global Holdings, Inc.*	2,215	85,632

		1,382,642

Hotels, Restaurants & Leisure (2.2%)
Chipotle Mexican Grill, Inc.*	2,673	2,237,595
Choice Hotels International, Inc.	1,423	147,181
Darden Restaurants, Inc.	12,700	1,384,427
Domino’s Pizza, Inc.	4,200	1,233,876
Dunkin’ Brands Group, Inc.	7,880	595,255
Hilton Grand Vacations, Inc.*	1,140	39,204
Hilton Worldwide Holdings, Inc.	29,111	3,228,701
Las Vegas Sands Corp.	16,788	1,159,043
Marriott International, Inc., Class A	28,276	4,281,835
McDonald’s Corp.	12,713	2,512,216
MGM Resorts International	4,300	143,061
Norwegian Cruise Line Holdings Ltd.*	4,400	257,004
Planet Fitness, Inc., Class A*	8,700	649,716
Six Flags Entertainment Corp.	690	31,126
Starbucks Corp.	123,522	10,860,054
Vail Resorts, Inc.	3,700	887,371
Wendy’s Co. (The)	19,100	424,211
Wyndham Hotels & Resorts, Inc.	2,900	182,149
Wynn Resorts Ltd.	8,300	1,152,621
Yum China Holdings, Inc.	30,064	1,443,373
Yum! Brands, Inc.	28,064	2,826,887

		35,676,906

Household Durables (0.1%)
Lennar Corp., Class A	11,900	663,901
Lennar Corp., Class B	650	29,055
NVR, Inc.*	350	1,332,944
Tempur Sealy International, Inc.*	4,650	404,829

		2,430,729

Internet & Direct Marketing Retail (5.9%)
Amazon.com, Inc.*	42,783	79,056,139
Booking Holdings, Inc.*	4,469	9,178,119
eBay, Inc.	81,850	2,955,604
Etsy, Inc.*	12,250	542,675
Expedia Group, Inc.	12,335	1,333,907
Grubhub, Inc. (x)*	9,300	452,352

See Notes to Financial Statements.

1137

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Wayfair, Inc., Class A (x)*	6,400	$578,368

		94,097,164

Leisure Products (0.1%)
Hasbro, Inc.	12,749	1,346,422
Mattel, Inc. (x)*	24,300	329,265
Polaris, Inc.	5,250	533,925

		2,209,612

Multiline Retail (0.4%)
Dollar General Corp.	25,100	3,915,098
Dollar Tree, Inc.*	13,146	1,236,381
Nordstrom, Inc.	11,093	454,036
Ollie’s Bargain Outlet Holdings, Inc.*	5,400	352,674
Target Corp.	2,750	352,578

		6,310,767

Specialty Retail (3.1%)
Advance Auto Parts, Inc.	1,692	270,991
AutoZone, Inc.*	2,514	2,994,953
Best Buy Co., Inc.	4,800	421,440
Burlington Stores, Inc.*	6,750	1,539,202
CarMax, Inc.*	8,096	709,776
Carvana Co. (x)*	4,600	423,430
Five Below, Inc.*	5,600	716,016
Floor & Decor Holdings, Inc., Class A*	6,950	353,129
Home Depot, Inc. (The)	64,832	14,158,012
L Brands, Inc.	3,638	65,921
Lowe’s Cos., Inc.	80,884	9,686,668
O’Reilly Automotive, Inc.*	7,761	3,401,336
Ross Stores, Inc.	37,024	4,310,334
TJX Cos., Inc. (The)	125,242	7,647,277
Tractor Supply Co.	12,200	1,139,968
Ulta Beauty, Inc.*	5,800	1,468,212
Williams-Sonoma, Inc.	1,479	108,618

		49,415,283

Textiles, Apparel & Luxury Goods (1.3%)
Capri Holdings Ltd.*	6,050	230,808
Carter’s, Inc.	1,950	213,213
Columbia Sportswear Co.	1,900	190,361
Hanesbrands, Inc.	28,668	425,720
Lululemon Athletica, Inc.*	12,150	2,814,790
NIKE, Inc., Class B	127,332	12,900,005
Skechers U.S.A., Inc., Class A*	4,850	209,471
Under Armour, Inc., Class A*	12,700	274,320
Under Armour, Inc., Class C*	13,087	251,009
VF Corp.	31,650	3,154,239

		20,663,936

Total Consumer Discretionary		219,432,568

Consumer Staples (4.6%)
Beverages (2.2%)
Brown-Forman Corp., Class A	4,300	269,911
Brown-Forman Corp., Class B	16,490	1,114,724
Coca-Cola Co. (The)	269,862	14,936,862
Monster Beverage Corp.*	39,758	2,526,621
PepsiCo, Inc.	121,416	16,593,925

		35,442,043

Food & Staples Retailing (1.1%)
Casey’s General Stores, Inc.	900	143,091
Costco Wholesale Corp.	45,366	13,333,975
Grocery Outlet Holding Corp.*	515	16,712
Sprouts Farmers Market, Inc.*	5,655	109,424
Sysco Corp.	49,136	4,203,093

		17,806,295

Food Products (0.3%)
Campbell Soup Co.	9,695	479,127
Hershey Co. (The)	12,969	1,906,184
Kellogg Co.	9,628	665,872
Lamb Weston Holdings, Inc.	3,900	335,517
McCormick & Co., Inc. (Non-Voting)	8,188	1,389,749
Pilgrim’s Pride Corp.*	1,900	62,159
Post Holdings, Inc.*	3,000	327,300
TreeHouse Foods, Inc.*	900	43,650

		5,209,558

Household Products (0.4%)
Church & Dwight Co., Inc.	25,336	1,782,134
Clorox Co. (The)	10,574	1,623,532
Procter & Gamble Co. (The)	14,800	1,848,520

		5,254,186

Personal Products (0.3%)
Estee Lauder Cos., Inc. (The), Class A	22,174	4,579,818
Herbalife Nutrition Ltd.*	1,584	75,509

		4,655,327

Tobacco (0.3%)
Altria Group, Inc.	94,178	4,700,424

Total Consumer Staples		73,067,833

Energy (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Cabot Oil & Gas Corp.	26,600	463,106
Cheniere Energy, Inc.*	13,700	836,659
Diamondback Energy, Inc.	3,500	325,010
Equitrans Midstream Corp.	2,100	28,056
ONEOK, Inc.	13,511	1,022,377
Parsley Energy, Inc., Class A	15,800	298,778
Pioneer Natural Resources Co.	7,300	1,105,001

Total Energy		4,078,987

Financials (3.1%)
Banks (0.1%)
CIT Group, Inc.	700	31,941
Comerica, Inc.	900	64,575
First Republic Bank	3,100	364,095
Prosperity Bancshares, Inc.	1,000	71,890
Signature Bank	2,700	368,847
SVB Financial Group*	400	100,416
Synovus Financial Corp.	1,100	43,120
Western Alliance Bancorp	1,000	57,000

		1,101,884

Capital Markets (1.7%)
Ameriprise Financial, Inc.	1,900	316,502
Cboe Global Markets, Inc.	2,830	339,600
Charles Schwab Corp. (The)	72,400	3,443,344

See Notes to Financial Statements.

1138

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
E*TRADE Financial Corp.	4,500	$204,165
Evercore, Inc., Class A	1,400	104,664
FactSet Research Systems, Inc.	3,869	1,038,053
Interactive Brokers Group, Inc., Class A	2,000	93,240
Intercontinental Exchange, Inc.	22,775	2,107,826
Lazard Ltd., Class A	3,924	156,803
LPL Financial Holdings, Inc.	8,410	775,823
MarketAxess Holdings, Inc.	3,800	1,440,618
Moody’s Corp.	17,002	4,036,445
Morningstar, Inc.	2,035	307,916
MSCI, Inc.	8,491	2,192,206
Raymond James Financial, Inc.	2,900	259,434
S&P Global, Inc.	25,382	6,930,555
SEI Investments Co.	6,275	410,887
T. Rowe Price Group, Inc.	6,836	832,898
TD Ameritrade Holding Corp.	24,500	1,217,650
Virtu Financial, Inc., Class A (x)	2,200	35,178

		26,243,807

Consumer Finance (0.4%)
American Express Co.	39,400	4,904,906
Credit Acceptance Corp.*	1,000	442,330
Discover Financial Services	11,400	966,948
Synchrony Financial	18,500	666,185

		6,980,369

Diversified Financial Services (0.0%)
Voya Financial, Inc.	900	54,882

Insurance (0.9%)
Alleghany Corp.*	200	159,914
Aon plc	24,200	5,040,618
Arch Capital Group Ltd.*	5,300	227,317
Arthur J Gallagher & Co.	4,000	380,920
Athene Holding Ltd., Class A*	6,000	282,180
Axis Capital Holdings Ltd.	800	47,552
Brown & Brown, Inc.	1,400	55,272
Erie Indemnity Co., Class A	1,643	272,738
Everest Re Group Ltd.	1,300	359,892
Kemper Corp.	1,200	93,000
Markel Corp.*	200	228,634
Marsh & McLennan Cos., Inc.	45,900	5,113,719
Primerica, Inc.	3,100	404,736
Progressive Corp. (The)	19,600	1,418,844
RenaissanceRe Holdings Ltd.	1,700	333,234
Travelers Cos., Inc. (The)	4,400	602,580

		15,021,150

Thrifts & Mortgage Finance (0.0%)
LendingTree, Inc. (x)*	800	242,752

Total Financials		49,644,844

Health Care (14.6%)
Biotechnology (3.1%)
AbbVie, Inc.	152,559	13,507,574
Agios Pharmaceuticals, Inc.*	500	23,875
Alexion Pharmaceuticals, Inc.*	16,790	1,815,838
Alnylam Pharmaceuticals, Inc.*	9,100	1,048,047
Amgen, Inc.	57,000	13,740,990
Biogen, Inc.*	6,509	1,931,416
BioMarin Pharmaceutical, Inc.*	18,349	1,551,408
Exact Sciences Corp.*	14,400	1,331,712
Exelixis, Inc.*	12,500	220,250
Gilead Sciences, Inc.	18,880	1,226,822
Incyte Corp.*	18,300	1,597,956
Ionis Pharmaceuticals, Inc.*	13,100	791,371
Moderna, Inc. (x)*	18,877	369,234
Neurocrine Biosciences, Inc.*	9,300	999,657
Regeneron Pharmaceuticals, Inc.*	1,800	675,864
Sage Therapeutics, Inc.*	5,100	368,169
Sarepta Therapeutics, Inc.*	7,200	929,088
Seattle Genetics, Inc.*	11,800	1,348,268
Vertex Pharmaceuticals, Inc.*	26,507	5,803,708

		49,281,247

Health Care Equipment & Supplies (3.4%)
Abbott Laboratories	76,900	6,679,534
ABIOMED, Inc.*	4,600	784,714
Align Technology, Inc.*	8,200	2,288,128
Baxter International, Inc.	23,356	1,953,029
Becton Dickinson and Co.	2,315	629,611
Boston Scientific Corp.*	143,200	6,475,504
Cantel Medical Corp.	2,100	148,890
Cooper Cos., Inc. (The)	700	224,903
Danaher Corp.	3,500	537,180
DexCom, Inc.*	9,300	2,034,282
Edwards Lifesciences Corp.*	21,392	4,990,540
Envista Holdings Corp.*	7,658	226,983
Hill-Rom Holdings, Inc.	3,500	397,355
Hologic, Inc.*	22,000	1,148,620
ICU Medical, Inc.*	600	112,272
IDEXX Laboratories, Inc.*	8,794	2,296,377
Insulet Corp.*	6,100	1,044,320
Intuitive Surgical, Inc.*	11,863	7,012,812
Masimo Corp.*	4,800	758,688
Penumbra, Inc.*	3,200	525,664
ResMed, Inc.	14,632	2,267,521
STERIS plc	500	76,210
Stryker Corp.	35,391	7,429,986
Teleflex, Inc.	4,800	1,806,912
Varian Medical Systems, Inc.*	9,390	1,333,474
West Pharmaceutical Services, Inc.	5,700	856,881

		54,040,390

Health Care Providers & Services (2.8%)
AmerisourceBergen Corp.	15,608	1,326,992
Anthem, Inc.	7,800	2,355,834
Centene Corp.*	35,240	2,215,539
Chemed Corp.	1,600	702,816
Cigna Corp.	11,726	2,397,850
Encompass Health Corp.	5,100	353,277
Guardant Health, Inc.*	3,700	289,118
HCA Healthcare, Inc.	16,600	2,453,646
Henry Schein, Inc.*	1,904	127,035
Humana, Inc.	6,000	2,199,120
Laboratory Corp. of America Holdings*	600	101,502
McKesson Corp.	2,071	286,460
Molina Healthcare, Inc.*	5,000	678,450
UnitedHealth Group, Inc.	97,600	28,692,448
WellCare Health Plans, Inc.*	4,700	1,551,987

		45,732,074

See Notes to Financial Statements.

1139

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Health Care Technology (0.3%)
Cerner Corp.	32,640	$2,395,449
Change Healthcare, Inc. (x)*	2,540	41,631
Veeva Systems, Inc., Class A*	13,345	1,877,108

		4,314,188

Life Sciences Tools & Services (1.4%)
Adaptive Biotechnologies Corp. (x)*	1,137	34,019
Agilent Technologies, Inc.	3,000	255,930
Avantor, Inc.*	17,080	310,002
Bio-Techne Corp.	3,854	845,992
Bruker Corp.	10,500	535,185
Charles River Laboratories International, Inc.*	4,927	752,649
Illumina, Inc.*	15,191	5,039,462
IQVIA Holdings, Inc.*	7,900	1,220,629
Mettler-Toledo International, Inc.*	2,547	2,020,484
PerkinElmer, Inc.	2,500	242,750
PRA Health Sciences, Inc.*	6,400	711,360
Thermo Fisher Scientific, Inc.	28,000	9,096,360
Waters Corp.*	6,842	1,598,633

		22,663,455

Pharmaceuticals (3.6%)
Bristol-Myers Squibb Co.	141,694	9,095,338
Eli Lilly & Co.	88,796	11,670,458
Horizon Therapeutics plc*	2,100	76,020
Jazz Pharmaceuticals plc*	5,100	761,328
Johnson & Johnson	41,414	6,041,060
Merck & Co., Inc.	252,000	22,919,400
Nektar Therapeutics*	2,600	56,121
Zoetis, Inc.	49,350	6,531,473

		57,151,198

Total Health Care		233,182,552

Industrials (9.2%)
Aerospace & Defense (2.9%)
Boeing Co. (The)	54,629	17,795,943
BWX Technologies, Inc.	7,200	446,976
General Dynamics Corp.	1,800	317,430
HEICO Corp.	4,026	459,568
HEICO Corp., Class A	7,813	699,498
Hexcel Corp.	8,100	593,811
Huntington Ingalls Industries, Inc.	3,300	827,904
L3Harris Technologies, Inc.	11,500	2,275,505
Lockheed Martin Corp.	25,531	9,941,261
Northrop Grumman Corp.	16,400	5,641,108
Raytheon Co.	17,900	3,933,346
Spirit AeroSystems Holdings, Inc., Class A	9,500	692,360
TransDigm Group, Inc.	4,153	2,325,680

		45,950,390

Air Freight & Logistics (0.7%)
CH Robinson Worldwide, Inc.	10,558	825,636
Expeditors International of Washington, Inc.	12,576	981,179
United Parcel Service, Inc., Class B	72,059	8,435,227
XPO Logistics, Inc.*	5,400	430,380

		10,672,422

Airlines (0.2%)
Alaska Air Group, Inc.	5,600	379,400
American Airlines Group, Inc.	4,100	117,588
Delta Air Lines, Inc.	12,000	701,760
JetBlue Airways Corp.*	2,600	48,672
Southwest Airlines Co.	29,545	1,594,839
United Airlines Holdings, Inc.*	5,300	466,877

		3,309,136

Building Products (0.2%)
Allegion plc	7,266	904,908
AO Smith Corp.	2,200	104,808
Armstrong World Industries, Inc.	5,000	469,850
Fortune Brands Home & Security, Inc.	4,500	294,030
Lennox International, Inc.	3,268	797,294

		2,570,890

Commercial Services & Supplies (0.6%)
Cintas Corp.	8,600	2,314,088
Copart, Inc.*	20,308	1,846,810
IAA, Inc.*	12,400	583,544
KAR Auction Services, Inc.	12,400	270,196
Republic Services, Inc.	1,400	125,482
Rollins, Inc.	14,500	480,820
Waste Management, Inc.	34,200	3,897,432

		9,518,372

Construction & Engineering (0.0%)
Quanta Services, Inc.	3,300	134,343

Electrical Equipment (0.3%)
Acuity Brands, Inc.	1,100	151,800
AMETEK, Inc.	18,623	1,857,458
Emerson Electric Co.	5,471	417,218
Hubbell, Inc.	3,100	458,242
Rockwell Automation, Inc.	12,012	2,434,472
Sensata Technologies Holding plc*	6,800	366,316

		5,685,506

Industrial Conglomerates (1.0%)
3M Co.	44,196	7,797,058
Carlisle Cos., Inc.	5,000	809,200
Honeywell International, Inc.	36,191	6,405,807
Roper Technologies, Inc.	1,673	592,627

		15,604,692

Machinery (1.3%)
Allison Transmission Holdings, Inc.	11,300	546,016
Caterpillar, Inc.	4,400	649,792
Deere & Co.	3,647	631,879
Donaldson Co., Inc.	13,080	753,670
Dover Corp.	6,500	749,190
Flowserve Corp.	2,900	144,333
Fortive Corp.	6,769	517,084
Graco, Inc.	16,948	881,296

See Notes to Financial Statements.

1140

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
IDEX Corp.	3,876	$666,672
Illinois Tool Works, Inc.	33,500	6,017,605
Ingersoll-Rand plc	23,300	3,097,036
Lincoln Electric Holdings, Inc.	5,700	551,361
Middleby Corp. (The)*	5,700	624,264
Nordson Corp.	5,400	879,336
Toro Co. (The)	10,852	864,579
WABCO Holdings, Inc.*	4,347	589,018
Westinghouse Air Brake Technologies Corp.	5,134	399,425
Woodward, Inc.	4,600	544,824
Xylem, Inc.	18,400	1,449,736

		20,557,116

Professional Services (0.6%)
CoStar Group, Inc.*	3,700	2,213,710
Equifax, Inc.	10,500	1,471,260
IHS Markit Ltd.*	25,600	1,928,960
Nielsen Holdings plc	4,500	91,350
Robert Half International, Inc.	11,905	751,801
TransUnion	19,232	1,646,451
Verisk Analytics, Inc.	16,391	2,447,832

		10,551,364

Road & Rail (1.1%)
CSX Corp.	28,200	2,040,552
JB Hunt Transport Services, Inc.	2,670	311,803
Landstar System, Inc.	3,666	417,447
Lyft, Inc., Class A*	300	12,906
Norfolk Southern Corp.	3,700	718,281
Old Dominion Freight Line, Inc.	2,800	531,384
Uber Technologies, Inc.*	2,000	59,480
Union Pacific Corp.	73,096	13,215,026

		17,306,879

Trading Companies & Distributors (0.3%)
Air Lease Corp.	700	33,264
Fastenal Co.	53,316	1,970,026
United Rentals, Inc.*	5,600	933,912
WW Grainger, Inc.	4,546	1,538,912

		4,476,114

Total Industrials		146,337,224

Information Technology (38.4%)
Communications Equipment (1.6%)
Arista Networks, Inc.*	6,070	1,234,638
Cisco Systems, Inc.	442,272	21,211,365
F5 Networks, Inc.*	5,640	787,626
Motorola Solutions, Inc.	12,500	2,014,250
Ubiquiti, Inc. (x)	1,600	302,368

		25,550,247

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	30,064	3,253,827
CDW Corp.	14,874	2,124,602
Cognex Corp.	16,800	941,472
Corning, Inc.	25,100	730,661
Dolby Laboratories, Inc., Class A	800	55,040
FLIR Systems, Inc.	1,100	57,277
IPG Photonics Corp.*	200	28,984
Jabil, Inc.	3,200	132,256
Keysight Technologies, Inc.*	19,300	1,980,759
National Instruments Corp.	670	28,368
Trimble, Inc.*	4,400	183,436
Zebra Technologies Corp., Class A*	5,507	1,406,708

		10,923,390

IT Services (9.1%)
Accenture plc, Class A	65,800	13,855,506
Akamai Technologies, Inc.*	15,050	1,300,019
Alliance Data Systems Corp.	390	43,758
Automatic Data Processing, Inc.	44,900	7,655,450
Black Knight, Inc.*	14,800	954,304
Booz Allen Hamilton Holding Corp.	13,950	992,264
Broadridge Financial Solutions, Inc.	11,687	1,443,812
Cognizant Technology Solutions Corp., Class A	4,414	273,756
CoreLogic, Inc.*	450	19,670
EPAM Systems, Inc.*	5,300	1,124,448
Euronet Worldwide, Inc.*	5,100	803,556
Fidelity National Information Services, Inc.	38,471	5,350,931
Fiserv, Inc.*	58,154	6,724,347
FleetCor Technologies, Inc.*	8,824	2,538,841
Gartner, Inc.*	8,950	1,379,195
Genpact Ltd.	19,254	811,941
Global Payments, Inc.	30,786	5,620,292
GoDaddy, Inc., Class A*	18,050	1,225,956
International Business Machines Corp.	55,416	7,427,961
Jack Henry & Associates, Inc.	7,000	1,019,690
Mastercard, Inc., Class A	92,670	27,670,335
MongoDB, Inc. (x)*	4,300	565,923
Okta, Inc.*	10,450	1,205,617
Paychex, Inc.	33,080	2,813,785
PayPal Holdings, Inc.*	121,276	13,118,425
Sabre Corp.	4,900	109,956
Square, Inc., Class A*	34,902	2,183,469
Switch, Inc., Class A	5,999	88,905
Twilio, Inc., Class A (x)*	12,250	1,203,930
VeriSign, Inc.*	7,491	1,443,366
Visa, Inc., Class A	179,608	33,748,343
Western Union Co. (The) (x)	9,555	255,883
WEX, Inc.*	4,400	921,624

		145,895,258

Semiconductors & Semiconductor Equipment (4.5%)
Advanced Micro Devices, Inc.*	103,300	4,737,338
Analog Devices, Inc.	5,111	607,391
Applied Materials, Inc.	51,600	3,149,664
Broadcom, Inc.	39,911	12,612,674
Cree, Inc.*	800	36,920
Entegris, Inc.	13,800	691,242
KLA Corp.	16,400	2,921,988
Lam Research Corp.	13,098	3,829,855

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Maxim Integrated Products, Inc.	10,478	$644,502
Microchip Technology, Inc. (x)	6,726	704,347
Monolithic Power Systems, Inc.	4,300	765,486
NVIDIA Corp.	60,200	14,165,060
QUALCOMM, Inc.	119,586	10,551,073
Skyworks Solutions, Inc.	900	108,792
Teradyne, Inc.	17,600	1,200,144
Texas Instruments, Inc.	96,731	12,409,620
Universal Display Corp.	4,400	906,708
Xilinx, Inc.	26,163	2,557,956

		72,600,760

Software (13.8%)
2U, Inc.*	2,050	49,180
Adobe, Inc.*	50,334	16,600,657
Alteryx, Inc., Class A*	4,650	465,325
Anaplan, Inc.*	8,550	448,020
ANSYS, Inc.*	8,662	2,229,685
Aspen Technology, Inc.*	7,100	858,603
Atlassian Corp. plc, Class A*	10,795	1,299,070
Autodesk, Inc.*	17,580	3,225,227
Avalara, Inc.*	4,650	340,612
Cadence Design Systems, Inc.*	28,600	1,983,696
CDK Global, Inc.	12,483	682,570
Ceridian HCM Holding, Inc.*	7,550	512,494
Citrix Systems, Inc.	11,479	1,273,021
Coupa Software, Inc.*	6,300	921,375
DocuSign, Inc.*	15,650	1,159,821
Dropbox, Inc., Class A*	21,700	388,647
Dynatrace, Inc.*	5,343	135,178
Elastic NV*	4,473	287,614
Fair Isaac Corp.*	2,900	1,086,572
FireEye, Inc.*	20,500	338,865
Fortinet, Inc.*	14,750	1,574,710
Guidewire Software, Inc.*	8,400	922,068
HubSpot, Inc.*	4,050	641,925
Intuit, Inc.	25,679	6,726,100
Manhattan Associates, Inc.*	6,600	526,350
Medallia, Inc. (x)*	1,244	38,701
Microsoft Corp.#	780,849	123,139,887
New Relic, Inc.*	5,050	331,835
Nutanix, Inc., Class A*	14,400	450,144
Oracle Corp.	215,013	11,391,389
PagerDuty, Inc. (x)*	1,000	23,390
Palo Alto Networks, Inc.*	9,666	2,235,263
Paycom Software, Inc.*	5,050	1,337,038
Paylocity Holding Corp.*	3,350	404,747
Pegasystems, Inc.	3,850	306,652
Pluralsight, Inc., Class A*	6,361	109,473
Proofpoint, Inc.*	5,650	648,507
PTC, Inc.*	10,650	797,579
RealPage, Inc.*	8,150	438,063
RingCentral, Inc., Class A*	7,300	1,231,291
salesforce.com, Inc.*	84,558	13,752,513
ServiceNow, Inc.*	19,239	5,431,554
Smartsheet, Inc., Class A*	8,900	399,788
SolarWinds Corp.*	1,241	23,021
Splunk, Inc.*	15,400	2,306,458
SS&C Technologies Holdings, Inc.	20,600	1,264,840
Synopsys, Inc.*	15,300	2,129,760
Teradata Corp.*	11,650	311,871
Trade Desk, Inc. (The), Class A*	3,950	1,026,131
Tyler Technologies, Inc.*	3,950	1,185,079
VMware, Inc., Class A*	7,766	1,178,801
Workday, Inc., Class A*	16,410	2,698,625
Zendesk, Inc.*	11,250	862,088
Zscaler, Inc. (x)*	6,400	297,600

		220,429,473

Technology Hardware, Storage & Peripherals (8.7%)
Apple, Inc.	460,695	135,283,087
Dell Technologies, Inc., Class C*	11,294	580,398
HP, Inc.	7,900	162,345
NCR Corp.*	12,300	432,468
NetApp, Inc.	24,600	1,531,350
Pure Storage, Inc., Class A*	23,500	402,085

		138,391,733

Total Information Technology		613,790,861

Materials (1.3%)
Chemicals (0.8%)
Air Products & Chemicals, Inc.	3,200	751,968
Axalta Coating Systems Ltd.*	6,499	197,570
CF Industries Holdings, Inc.	2,200	105,028
Ecolab, Inc.	26,041	5,025,652
Element Solutions, Inc.*	8,900	103,952
NewMarket Corp.	700	340,564
PPG Industries, Inc.	7,900	1,054,571
RPM International, Inc.	2,100	161,196
Scotts Miracle-Gro Co. (The)	3,993	423,977
Sherwin-Williams Co. (The)	8,571	5,001,521
WR Grace & Co.	5,800	405,130

		13,571,129

Construction Materials (0.2%)
Eagle Materials, Inc.	3,500	317,310
Martin Marietta Materials, Inc.	2,036	569,347
Vulcan Materials Co.	12,400	1,785,476

		2,672,133

Containers & Packaging (0.3%)
AptarGroup, Inc.	2,600	300,612
Avery Dennison Corp.	8,100	1,059,642
Ball Corp.	34,000	2,198,780
Berry Global Group, Inc.*	5,200	246,948
Crown Holdings, Inc.*	7,703	558,776
Sealed Air Corp.	1,100	43,813

		4,408,571

Metals & Mining (0.0%)
Royal Gold, Inc.	2,100	256,725
Southern Copper Corp.	6,129	260,360

		517,085

Total Materials		21,168,918

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Real Estate (2.3%)
Equity Real Estate Investment Trusts (REITs) (2.2%)
American Homes 4 Rent (REIT), Class A	11,300	$296,173
American Tower Corp. (REIT)	45,320	10,415,442
Americold Realty Trust (REIT)	19,700	690,682
Brookfield Property REIT, Inc. (REIT), Class A	7,500	138,337
Colony Capital, Inc. (REIT)	2,687	12,763
CoreSite Realty Corp. (REIT)	2,900	325,148
Crown Castle International Corp. (REIT)	42,717	6,072,222
Equinix, Inc. (REIT)	8,652	5,050,172
Equity LifeStyle Properties, Inc. (REIT)	17,800	1,252,942
Extra Space Storage, Inc. (REIT)	10,300	1,087,886
Iron Mountain, Inc. (REIT)	3,200	101,984
Lamar Advertising Co. (REIT), Class A	8,700	776,562
Outfront Media, Inc. (REIT)	2,200	59,004
Public Storage (REIT)	11,562	2,462,244
SBA Communications Corp. (REIT)	11,618	2,799,822
Simon Property Group, Inc. (REIT)	28,061	4,179,967
Sun Communities, Inc. (REIT)	2,200	330,220
UDR, Inc. (REIT)	1,500	70,050

		36,121,620

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	12,643	774,890
Howard Hughes Corp. (The)*	1,300	164,840
Jones Lang LaSalle, Inc.	614	106,891

		1,046,621

Total Real Estate		37,168,241

Total Common Stocks (99.0%) (Cost $520,416,821)		1,581,296,028

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.1%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $49,242, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $50,222. (xx)	$49,237	49,237
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $100,010, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $108,889. (xx)	100,000	100,000
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $1,600,150, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $1,766,997. (xx)	1,600,000	1,600,000

Total Repurchase Agreements		1,749,237

Total Short-Term Investments (0.1%) (Cost $1,749,237)		1,749,237

Total Investments in Securities (99.1%) (Cost $522,166,058)		1,583,045,265
Other Assets Less Liabilities (0.9%)		14,440,265

Net Assets (100%)		$1,597,485,530

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $13,562,200.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $4,884,962. This was collateralized by $3,301,315 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 2/15/49 and by cash of $1,749,237 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2019 (Note 1):
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	97	3/2020	USD	15,670,835	365,678

					365,678

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$183,424,000	$—	$—	$183,424,000
Consumer Discretionary	219,432,568	—	—	219,432,568
Consumer Staples	73,067,833	—	—	73,067,833
Energy	4,078,987	—	—	4,078,987
Financials	49,644,844	—	—	49,644,844
Health Care	233,182,552	—	—	233,182,552
Industrials	146,337,224	—	—	146,337,224
Information Technology	613,790,861	—	—	613,790,861
Materials	21,168,918	—	—	21,168,918
Real Estate	37,168,241	—	—	37,168,241
Futures	365,678	—	—	365,678
Short-Term Investments
Repurchase Agreements	—	1,749,237	—	1,749,237

Total Assets	$1,581,661,706	$1,749,237	$—	$1,583,410,943

Total Liabilities	$—	$—	$—	$—

Total	$1,581,661,706	$1,749,237	$—	$1,583,410,943

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$365,678	*

Total		$365,678

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$2,381,662	$2,381,662

Total	$2,381,662	$2,381,662

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$402,801	$402,801

Total	$402,801	$402,801

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Portfolio held futures contracts with an average notional balance of approximately $14,558,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$218,351,647
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$307,887,102

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,071,022,298
Aggregate gross unrealized depreciation	(10,055,735)

Net unrealized appreciation	$1,060,966,563

Federal income tax cost of investments in securities and derivative instruments, if applicable	$522,444,380

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $520,416,821)	$1,581,296,028
Repurchase Agreements (Cost $1,749,237)	1,749,237
Cash	17,408,025
Dividends, interest and other receivables	822,783
Receivable for Portfolio shares sold	338,775
Due from broker for futures variation margin	33,530
Securities lending income receivable	2,898
Other assets	6,227

Total assets	1,601,657,503

LIABILITIES
Payable for return of collateral on securities loaned	1,749,237
Payable for Portfolio shares redeemed	1,435,110
Investment management fees payable	465,593
Distribution fees payable – Class IB	299,893
Administrative fees payable	126,913
Distribution fees payable – Class IA	20,486
Trustees’ fees payable	1,138
Accrued expenses	73,603

Total liabilities	4,171,973

NET ASSETS	$1,597,485,530

Net assets were comprised of:
Paid in capital	$522,795,409
Total distributable earnings (loss)	1,074,690,121

Net assets	$1,597,485,530

Class IA
Net asset value, offering and redemption price per share, $98,735,489 / 5,917,975 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.68

Class IB
Net asset value, offering and redemption price per share, $1,440,121,139 / 89,324,219 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.12

Class K
Net asset value, offering and redemption price per share, $58,628,902 / 3,512,858 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.69

(x)	Includes value of securities on loan of $4,884,962.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $143 foreign withholding tax)	$19,540,490
Interest	259,528
Securities lending (net)	100,237

Total income	19,900,255

EXPENSES
Investment management fees	5,136,805
Distribution fees – Class IB	3,312,969
Administrative fees	1,402,337
Distribution fees – Class IA	222,223
Professional fees	90,854
Printing and mailing expenses	80,779
Custodian fees	70,000
Trustees’ fees	46,340
Tax expense	15,964
Miscellaneous	161,542

Total expenses	10,539,813

NET INVESTMENT INCOME (LOSS)	9,360,442

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	106,609,227
Futures contracts	2,381,662

Net realized gain (loss)	108,990,889

Change in unrealized appreciation (depreciation) on:
Investments in securities	315,503,663
Futures contracts	402,801

Net change in unrealized appreciation (depreciation)	315,906,464

NET REALIZED AND UNREALIZED GAIN (LOSS)	424,897,353

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$434,257,795

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,360,442	$9,431,559
Net realized gain (loss)	108,990,889	91,112,398
Net change in unrealized appreciation (depreciation)	315,906,464	(123,905,852)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	434,257,795	(23,361,895)

Distributions to shareholders:
Class IA	(6,972,395)	(4,907,812)
Class IB	(105,457,050)	(86,170,641)
Class K	(4,274,143)	(5,192,107)

Total distributions to shareholders	(116,703,588)	(96,270,560)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,247,011 and 566,445 shares, respectively ]	18,413,485	8,691,802
Capital shares issued in reinvestment of dividends and distributions [ 427,515 and 344,825 shares, respectively ]	6,972,395	4,907,812
Capital shares repurchased [ (807,189) and (671,866) shares, respectively ]	(12,806,027)	(10,222,846)

Total Class IA transactions	12,579,853	3,376,768

Class IB
Capital shares sold [ 5,573,038 and 6,159,186 shares, respectively ]	85,214,359	92,802,953
Capital shares issued in reinvestment of dividends and distributions [ 6,689,641 and 6,247,783 shares, respectively ]	105,457,050	86,170,641
Capital shares repurchased [ (11,913,469) and (11,981,906) shares, respectively ]	(182,600,074)	(178,884,755)

Total Class IB transactions	8,071,335	88,839

Class K
Capital shares sold [ 246,928 and 319,226 shares, respectively ]	3,908,904	4,904,026
Capital shares issued in reinvestment of dividends and distributions [ 261,970 and 364,921 shares, respectively ]	4,274,143	5,192,107
Capital shares repurchased [ (2,166,561) and (1,239,806) shares, respectively ]	(29,955,192)	(19,835,985)

Total Class K transactions	(21,772,145)	(9,739,852)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,120,957)	(6,274,245)

TOTAL INCREASE (DECREASE) IN NET ASSETS	316,433,250	(125,906,700)
NET ASSETS:
Beginning of year	1,281,052,280	1,406,958,980

End of year	$1,597,485,530	$1,281,052,280

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.29	$14.58	$11.81	$11.81	$12.48

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.10	0.10	0.11	0.11
Net realized and unrealized gain (loss)	4.55	(0.36)	3.35	0.64	0.47

Total from investment operations	4.65	(0.26)	3.45	0.75	0.58

Less distributions:
Dividends from net investment income	(0.10)	(0.10)	(0.10)	(0.12)	(0.11)
Distributions from net realized gains	(1.16)	(0.93)	(0.58)	(0.63)	(1.14)

Total dividends and distributions	(1.26)	(1.03)	(0.68)	(0.75)	(1.25)

Net asset value, end of year	$16.68	$13.29	$14.58	$11.81	$11.81

Total return	35.27%	(2.24)%	29.27%	6.32%	4.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$98,735	$67,106	$70,140	$49,353	$42,712
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.74%	0.72%	0.73%	0.72%
Before waivers (f)	0.73%	0.74%	0.72%	0.73%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.64%	0.64%	0.75%	0.95%	0.87%
Before waivers (f)	0.64%	0.64%	0.75%	0.95%	0.87%
Portfolio turnover rate^	15%	13%	13%	13%	17%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.87	$14.15	$11.48	$11.50	$12.18

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.10	0.10	0.11	0.11
Net realized and unrealized gain (loss)	4.41	(0.35)	3.25	0.62	0.46

Total from investment operations	4.51	(0.25)	3.35	0.73	0.57

Less distributions:
Dividends from net investment income	(0.10)	(0.10)	(0.10)	(0.12)	(0.11)
Distributions from net realized gains	(1.16)	(0.93)	(0.58)	(0.63)	(1.14)

Total dividends and distributions	(1.26)	(1.03)	(0.68)	(0.75)	(1.25)

Net asset value, end of year	$16.12	$12.87	$14.15	$11.48	$11.50

Total return	35.33%	(2.24)%	29.24%	6.29%	4.85%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,440,121	$1,145,248	$1,253,336	$1,013,708	$1,013,947
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.74%	0.72%	0.73%	0.72%
Before waivers (f)	0.73%	0.74%	0.72%	0.73%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.63%	0.63%	0.75%	0.95%	0.87%
Before waivers (f)	0.63%	0.63%	0.75%	0.95%	0.87%
Portfolio turnover rate^	15%	13%	13%	13%	17%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.29	$14.58	$11.81	$11.81	$12.48

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.14	0.14	0.14	0.14
Net realized and unrealized gain (loss)	4.56	(0.36)	3.35	0.65	0.48

Total from investment operations	4.70	(0.22)	3.49	0.79	0.62

Less distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.14)	(0.16)	(0.15)
Distributions from net realized gains	(1.16)	(0.93)	(0.58)	(0.63)	(1.14)

Total dividends and distributions	(1.30)	(1.07)	(0.72)	(0.79)	(1.29)

Net asset value, end of year	$16.69	$13.29	$14.58	$11.81	$11.81

Total return	35.65%	(1.99)%	29.55%	6.59%	5.11%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$58,629	$68,699	$83,483	$100,219	$173,240
Ratio of expenses to average net assets:
After waivers (f)	0.48%	0.48%	0.47%	0.48%	0.47%
Before waivers (f)	0.48%	0.48%	0.47%	0.48%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.87%	0.90%	1.01%	1.21%	1.11%
Before waivers (f)	0.87%	0.90%	1.01%	1.21%	1.11%
Portfolio turnover rate^	15%	13%	13%	13%	17%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1149

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Loomis, Sayles & Company, L.P.

➢	HS Management Partners, LLC

➢	Polen Capital Management, LLC

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	33.73%	12.97%	13.29%
Portfolio – Class IB Shares	33.74	12.98	13.25
Portfolio – Class K Shares*	34.04	13.25	15.54
Volatility Managed Index – Large Cap Growth	33.09	12.77	13.86
Russell 1000® Growth Index	36.39	14.63	15.22

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.
Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 33.74% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index - Large Cap Growth and the Russell 1000® Growth Index, which returned 33.09% and 36.39%, respectively.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 1000® Growth Index.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the consumer discretionary, industrials and communication services sectors added to relative performance for the period.

•	A favorable underweight to the health care sector aided relative performance, including an underweight position in biopharmaceutical company AbbVie Inc.

•	Relative underweight positions in information technology holding Cisco Systems, Inc., consumer discretionary holding Amazon.com, Inc. and industrial holding 3M Company aided returns.

•

An out-of-benchmark investment in China e-commerce and consumer-engagement platform provider Alibaba Group Holding Ltd. also had a positive impact, as the company reported fundamentally strong results during the period.

What hurt performance during the year:

•

The information technology sector detracted the most from relative performance, due to weak stock selection and an underweight position. Underweight positions in Apple Inc. and Microsoft Corp. were the top detractors in the sector.

•	Stock selection in the financials sector hampered relative results.

•	An overweight position in biotech holding Regeneron Pharmaceuticals, Inc. weighed on relative performance.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark.

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EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	28.6%
Consumer Discretionary	14.5
Health Care	11.2
Communication Services	10.8
Exchange Traded Funds	9.3
Industrials	6.2
Consumer Staples	4.8
Investment Company	4.3
Financials	2.8
Real Estate	1.2
Repurchase Agreements	0.9
Materials	0.8
Energy	0.4
Utilities	0.1
Cash and Other	4.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,108.10	$4.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.95	4.30
Class IB
Actual	1,000.00	1,108.00	4.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.95	4.30
Class K
Actual	1,000.00	1,109.50	3.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.21	3.02

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.84%, 0.84% and 0.59%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.8%)
Diversified Telecommunication Services (0.0%)
Zayo Group Holdings, Inc.*	39,458	$1,367,220

Entertainment (1.4%)
Activision Blizzard, Inc.	7,312	434,479
Electronic Arts, Inc.*	45,199	4,859,345
Live Nation Entertainment, Inc.*	22,319	1,595,139
Madison Square Garden Co. (The), Class A*	241	70,900
Netflix, Inc.*	105,280	34,065,450
Roku, Inc.*	14,466	1,936,997
Spotify Technology SA*	35,221	5,267,301
Take-Two Interactive Software, Inc.*	8,898	1,089,382
Tencent Music Entertainment Group (ADR)*	171,120	2,008,949
Walt Disney Co. (The)	137,081	19,826,025
World Wrestling Entertainment, Inc., Class A (x)	7,758	503,261
Zynga, Inc., Class A*	32,979	201,831

		71,859,059

Interactive Media & Services (8.3%)
Alphabet, Inc., Class A*	75,877	101,628,895
Alphabet, Inc., Class C*	94,972	126,979,463
Facebook, Inc., Class A*	838,873	172,178,683
IAC/InterActiveCorp*	20,976	5,225,331
Match Group, Inc. (x)*	28,633	2,351,056
Tencent Holdings Ltd.	169,600	8,174,963
TripAdvisor, Inc.	16,966	515,427
Twitter, Inc.*	130,419	4,179,929

		421,233,747

Media (1.0%)
Altice USA, Inc., Class A*	51,284	1,402,105
AMC Networks, Inc., Class A*	7,412	292,774
Cable One, Inc.	752	1,119,329
Charter Communications, Inc., Class A*	15,508	7,522,621
Comcast Corp., Class A	702,749	31,602,623
Fox Corp., Class A	6,076	225,237
Fox Corp., Class B	2,822	102,721
Interpublic Group of Cos., Inc. (The)	5,880	135,828
New York Times Co. (The), Class A	5,432	174,747
Nexstar Media Group, Inc., Class A	6,179	724,488
Omnicom Group, Inc.	19,085	1,546,267
Sinclair Broadcast Group, Inc., Class A	10,072	335,800
Sirius XM Holdings, Inc.	235,564	1,684,283
ViacomCBS, Inc.	51,387	2,156,712

		49,025,535

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	27,365	2,145,963

Total Communication Services		545,631,524

Consumer Discretionary (14.5%)
Auto Components (0.1%)
Aptiv plc	51,720	4,911,848

Automobiles (0.4%)
Ferrari NV	26,496	4,386,148
Tesla, Inc.*	31,085	13,003,788

		17,389,936

Distributors (0.0%)
LKQ Corp.*	7,930	283,101
Pool Corp.	6,462	1,372,400

		1,655,501

Diversified Consumer Services (0.2%)
Bright Horizons Family Solutions, Inc.*	9,942	1,494,183
Grand Canyon Education, Inc.*	787	75,387
H&R Block, Inc.	5,525	129,727
Service Corp. International	11,389	524,236
ServiceMaster Global Holdings, Inc.*	3,844	148,609
WW International, Inc.*	192,850	7,368,798

		9,740,940

Hotels, Restaurants & Leisure (3.0%)
Chipotle Mexican Grill, Inc.*	4,357	3,647,288
Choice Hotels International, Inc.	2,590	267,884
Darden Restaurants, Inc.	111,888	12,196,911
Domino’s Pizza, Inc.	35,235	10,351,338
Dunkin’ Brands Group, Inc.	118,974	8,987,296
Hilton Grand Vacations, Inc.*	2,230	76,690
Hilton Worldwide Holdings, Inc.	47,580	5,277,098
Las Vegas Sands Corp.	75,945	5,243,243
Marriott International, Inc., Class A	46,800	7,086,924
McDonald’s Corp.	93,443	18,465,271
MGM Resorts International	75,262	2,503,967
Norwegian Cruise Line Holdings Ltd.*	7,777	454,254
Planet Fitness, Inc., Class A*	14,053	1,049,478
Restaurant Brands International, Inc.	15,297	975,490
Six Flags Entertainment Corp.	1,319	59,500
Starbucks Corp.	408,776	35,939,586
Vail Resorts, Inc.	6,196	1,485,987
Wendy’s Co. (The)	32,568	723,335
Wyndham Hotels & Resorts, Inc.	5,073	318,635
Wynn Resorts Ltd.	48,574	6,745,471
Yum China Holdings, Inc.	368,070	17,671,041
Yum! Brands, Inc.	112,935	11,375,942

		150,902,629

Household Durables (0.1%)
Lennar Corp., Class A	19,783	1,103,693
Lennar Corp., Class B	1,303	58,244
NVR, Inc.*	787	2,997,219
Tempur Sealy International, Inc.*	7,817	680,548

		4,839,704

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Internet & Direct Marketing Retail (5.6%)
Alibaba Group Holding Ltd. (ADR)*	219,558	$46,568,252
Amazon.com, Inc.*	110,051	203,356,640
Booking Holdings, Inc.*	11,925	24,490,730
eBay, Inc.	132,665	4,790,533
Etsy, Inc.*	20,473	906,954
Expedia Group, Inc.	20,807	2,250,069
Grubhub, Inc. (x)*	15,552	756,449
MercadoLibre, Inc.*	2,333	1,334,336
Wayfair, Inc., Class A (x)*	10,973	991,630

		285,445,593

Leisure Products (0.1%)
Hasbro, Inc.	21,530	2,273,784
Mattel, Inc. (x)*	42,206	571,891
Polaris, Inc.	8,453	859,670

		3,705,345

Multiline Retail (0.6%)
Dollar General Corp.	119,742	18,677,357
Dollar Tree, Inc.*	56,625	5,325,581
Dollarama, Inc.	105,307	3,619,307
Nordstrom, Inc.	18,620	762,117
Ollie’s Bargain Outlet Holdings, Inc.*	9,389	613,196
Target Corp.	4,722	605,408

		29,602,966

Specialty Retail (2.7%)
Advance Auto Parts, Inc.	2,595	415,615
AutoZone, Inc.*	4,066	4,843,867
Best Buy Co., Inc.	7,787	683,699
Burlington Stores, Inc.*	11,279	2,571,950
CarMax, Inc.*	13,443	1,178,548
Carvana Co. (x)*	7,796	717,622
Dick’s Sporting Goods, Inc.	209,950	10,390,426
Five Below, Inc.*	9,384	1,199,838
Floor & Decor Holdings, Inc., Class A*	11,367	577,557
Home Depot, Inc. (The)	158,532	34,620,218
L Brands, Inc.	5,740	104,009
Lowe’s Cos., Inc.	132,600	15,880,176
O’Reilly Automotive, Inc.*	36,179	15,855,809
Ross Stores, Inc.	60,846	7,083,691
TJX Cos., Inc. (The)	208,698	12,743,100
Tractor Supply Co.	20,053	1,873,752
Ulta Beauty, Inc.*	56,346	14,263,426
Williams-Sonoma, Inc.	139,198	10,222,701

		135,226,004

Textiles, Apparel & Luxury Goods (1.7%)
Capri Holdings Ltd.*	10,541	402,139
Carter’s, Inc.	3,549	388,048
Columbia Sportswear Co.	3,484	349,062
Hanesbrands, Inc.	45,784	679,892
Lululemon Athletica, Inc.*	32,532	7,536,689
LVMH Moet Hennessy Louis Vuitton SE	20,889	9,705,199
NIKE, Inc., Class B	362,476	36,722,444
Ralph Lauren Corp.	87,950	10,309,499
Skechers U.S.A., Inc., Class A*	8,491	366,726
Under Armour, Inc., Class A (x)*	724,708	15,653,693
Under Armour, Inc., Class C*	22,744	436,230
VF Corp.	52,443	5,226,469

		87,776,090

Total Consumer Discretionary		731,196,556

Consumer Staples (4.8%)
Beverages (2.4%)
Brown-Forman Corp., Class A	7,360	461,987
Brown-Forman Corp., Class B	27,523	1,860,555
Coca-Cola Co. (The)	871,472	48,235,975
Diageo plc (ADR)	64,200	10,812,564
Heineken NV (ADR)(x)	127,450	6,809,654
Monster Beverage Corp.*	425,709	27,053,807
PepsiCo, Inc.	202,194	27,633,854

		122,868,396

Food & Staples Retailing (0.8%)
Casey’s General Stores, Inc.	1,645	261,539
Costco Wholesale Corp.	75,463	22,180,085
Sprouts Farmers Market, Inc.*	9,897	191,507
Sysco Corp.	81,359	6,959,449
Walmart, Inc.	82,378	9,789,801

		39,382,381

Food Products (0.8%)
Campbell Soup Co.	16,960	838,163
Danone SA (ADR)	524,853	8,654,826
Hershey Co. (The)	21,470	3,155,661
Kellogg Co.	15,664	1,083,322
Lamb Weston Holdings, Inc.	6,757	581,305
McCormick & Co., Inc. (Non-Voting)	13,399	2,274,212
Nestle SA (Registered)	126,967	13,746,231
Nestle SA (ADR)	80,230	8,685,700
Pilgrim’s Pride Corp.*	3,362	109,988
Post Holdings, Inc.*	5,201	567,429
TreeHouse Foods, Inc.*	1,673	81,140

		39,777,977

Household Products (0.5%)
Church & Dwight Co., Inc.	41,884	2,946,121
Clorox Co. (The)	17,417	2,674,206
Colgate-Palmolive Co.	96,575	6,648,223
Procter & Gamble Co. (The)	87,920	10,981,208

		23,249,758

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	37,384	7,721,291
Herbalife Nutrition Ltd.*	2,327	110,928

		7,832,219

Tobacco (0.2%)
Altria Group, Inc.	156,014	7,786,659
Philip Morris International, Inc.	30,315	2,579,503

		10,366,162

Total Consumer Staples		243,476,893

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Energy (0.4%)
Energy Equipment & Services (0.2%)
Schlumberger Ltd.	209,510	$8,422,302

Oil, Gas & Consumable Fuels (0.2%)
Cabot Oil & Gas Corp.	43,951	765,187
Cheniere Energy, Inc.*	23,150	1,413,770
Concho Resources, Inc.	15,460	1,353,832
Diamondback Energy, Inc.	5,455	506,551
Equitrans Midstream Corp.	3,710	49,566
ONEOK, Inc.	22,419	1,696,446
Parsley Energy, Inc., Class A	27,446	519,004
Pioneer Natural Resources Co.	24,968	3,779,406

		10,083,762

Total Energy		18,506,064

Financials (2.8%)
Banks (0.0%)
CIT Group, Inc.	1,408	64,247
Comerica, Inc.	1,434	102,890
First Republic Bank	5,371	630,824
Prosperity Bancshares, Inc.	716	51,473
Signature Bank	4,253	581,002
SVB Financial Group*	686	172,213
Synovus Financial Corp.	2,013	78,910
Western Alliance Bancorp	1,829	104,253

		1,785,812

Capital Markets (1.7%)
Ameriprise Financial, Inc.	2,988	497,741
Cboe Global Markets, Inc.	4,883	585,960
Charles Schwab Corp. (The)	118,045	5,614,220
E*TRADE Financial Corp.	6,456	292,909
Evercore, Inc., Class A	2,591	193,703
FactSet Research Systems, Inc.	37,220	9,986,126
Interactive Brokers Group, Inc., Class A	3,512	163,729
Intercontinental Exchange, Inc.	60,651	5,613,250
Lazard Ltd., Class A	5,781	231,009
LPL Financial Holdings, Inc.	13,594	1,254,047
MarketAxess Holdings, Inc.	6,351	2,407,728
Moody’s Corp.	28,041	6,657,214
Morningstar, Inc.	3,482	526,861
MSCI, Inc.	78,011	20,140,880
Raymond James Financial, Inc.	5,243	469,039
S&P Global, Inc.	42,325	11,556,841
SEI Investments Co.	197,730	12,947,360
T. Rowe Price Group, Inc.	11,441	1,393,971
TD Ameritrade Holding Corp.	96,746	4,808,276
Virtu Financial, Inc., Class A (x)	3,612	57,756
XP, Inc., Class A*	13,511	520,444

		85,919,064

Consumer Finance (0.5%)
American Express Co.	176,283	21,945,470
Credit Acceptance Corp.*	1,478	653,764
Discover Financial Services	18,600	1,577,652
Synchrony Financial	29,874	1,075,763

		25,252,649

Diversified Financial Services (0.0%)
Voya Financial, Inc.	1,499	91,409

Insurance (0.6%)
Alleghany Corp.*	260	207,888
Aon plc	40,200	8,373,258
Arch Capital Group Ltd.*	9,246	396,561
Arthur J Gallagher & Co.	6,135	584,236
Athene Holding Ltd., Class A*	9,879	464,609
Axis Capital Holdings Ltd.	1,754	104,258
Brown & Brown, Inc.	2,611	103,082
Chubb Ltd.	20,240	3,150,558
Erie Indemnity Co., Class A	2,912	483,392
Everest Re Group Ltd.	2,181	603,788
Kemper Corp.	2,087	161,743
Markel Corp.*	194	221,775
Marsh & McLennan Cos., Inc.	76,485	8,521,194
Primerica, Inc.	4,846	632,694
Progressive Corp. (The)	33,023	2,390,535
RenaissanceRe Holdings Ltd.	2,972	582,572
Travelers Cos., Inc. (The)	7,238	991,244

		27,973,387

Thrifts & Mortgage Finance (0.0%)
LendingTree, Inc.(x)*	1,376	417,534

Total Financials		141,439,855

Health Care (11.2%)
Biotechnology (2.5%)
AbbVie, Inc.	253,692	22,461,890
Agios Pharmaceuticals, Inc.*	984	46,986
Alexion Pharmaceuticals, Inc.*	41,331	4,469,948
Alnylam Pharmaceuticals, Inc.*	14,981	1,725,362
Amgen, Inc.	119,297	28,758,928
Biogen, Inc.*	10,580	3,139,403
BioMarin Pharmaceutical, Inc.*	122,122	10,325,415
Exact Sciences Corp.*	23,875	2,207,960
Exelixis, Inc.*	21,787	383,887
Gilead Sciences, Inc.	32,090	2,085,208
Incyte Corp.*	30,613	2,673,127
Ionis Pharmaceuticals, Inc.*	22,113	1,335,846
Moderna, Inc. (x)*	32,164	629,128
Neurocrine Biosciences, Inc.*	15,567	1,673,297
Regeneron Pharmaceuticals, Inc.*	61,459	23,076,625
Sage Therapeutics, Inc.*	8,393	605,891
Sarepta Therapeutics, Inc.*	12,209	1,575,449
Seattle Genetics, Inc.*	19,819	2,264,519
Vertex Pharmaceuticals, Inc.*	75,894	16,616,991

		126,055,860

Health Care Equipment & Supplies (2.6%)
Abbott Laboratories	218,215	18,954,155
ABIOMED, Inc.*	7,398	1,262,025
Alcon, Inc.*	42,116	2,384,692
Align Technology, Inc.*	40,865	11,402,970
Baxter International, Inc.	38,703	3,236,345
Becton Dickinson and Co.	26,043	7,082,915
Boston Scientific Corp.*	238,346	10,778,006
Cantel Medical Corp.	3,749	265,804

See Notes to Financial Statements.

1154

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Cooper Cos., Inc. (The)	1,182	$379,765
Danaher Corp.	5,879	902,309
DexCom, Inc.*	15,447	3,378,877
Edwards Lifesciences Corp.*	35,660	8,319,121
Envista Holdings Corp.*	15,919	471,839
Hill-Rom Holdings, Inc.	6,166	700,026
Hologic, Inc.*	37,239	1,944,248
ICU Medical, Inc.*	1,046	195,727
IDEXX Laboratories, Inc.*	14,482	3,781,685
Insulet Corp.*	10,328	1,768,154
Intuitive Surgical, Inc.*	31,995	18,913,844
Masimo Corp.*	7,828	1,237,294
Penumbra, Inc.*	5,478	899,871
ResMed, Inc.	24,213	3,752,289
STERIS plc	868	132,300
Stryker Corp.	94,389	19,816,027
Teleflex, Inc.	7,849	2,954,677
Varian Medical Systems, Inc.*	49,588	7,041,992
West Pharmaceutical Services, Inc.	9,537	1,433,697

		133,390,654

Health Care Providers & Services (2.1%)
AmerisourceBergen Corp.	25,634	2,179,403
Anthem, Inc.	28,050	8,471,941
Centene Corp.*	133,110	8,368,626
Chemed Corp.	2,711	1,190,834
Cigna Corp.	40,491	8,280,005
Encompass Health Corp.	8,840	612,347
Guardant Health, Inc.*	6,114	477,748
HCA Healthcare, Inc.	56,326	8,325,546
Henry Schein, Inc.*	3,328	222,044
Humana, Inc.	9,676	3,546,448
Laboratory Corp. of America Holdings*	938	158,681
McKesson Corp.	3,423	473,469
Molina Healthcare, Inc.*	8,069	1,094,883
UnitedHealth Group, Inc.	192,675	56,642,596
WellCare Health Plans, Inc.*	12,426	4,103,189

		104,147,760

Health Care Technology (0.4%)
Cerner Corp.	221,806	16,278,342
Change Healthcare, Inc. (x)*	4,350	71,297
Veeva Systems, Inc., Class A*	22,426	3,154,441

		19,504,080

Life Sciences Tools & Services (0.7%)
Adaptive Biotechnologies Corp. (x)*	2,039	61,007
Agilent Technologies, Inc.	5,445	464,513
Avantor, Inc.*	37,774	685,598
Bio-Techne Corp.	6,499	1,426,595
Bruker Corp.	17,322	882,902
Charles River Laboratories International, Inc.*	8,227	1,256,757
Illumina, Inc.*	25,071	8,317,054
IQVIA Holdings, Inc.*	12,852	1,985,763
Mettler-Toledo International, Inc.*	4,094	3,247,688
PerkinElmer, Inc.	4,330	420,443
PRA Health Sciences, Inc.*	10,852	1,206,200
Thermo Fisher Scientific, Inc.	46,648	15,154,536
Waters Corp.*	10,851	2,535,336

		37,644,392

Pharmaceuticals (2.9%)
Bristol-Myers Squibb Co.	235,557	15,120,404
Eli Lilly & Co.	145,913	19,177,346
Horizon Therapeutics plc*	3,766	136,329
Jazz Pharmaceuticals plc*	8,397	1,253,504
Johnson & Johnson	68,961	10,059,341
Merck & Co., Inc.	452,518	41,156,512
Nektar Therapeutics*	4,582	98,902
Novartis AG (ADR)	88,627	8,392,091
Novo Nordisk A/S (ADR)	226,442	13,106,463
Roche Holding AG (ADR)	345,635	14,053,519
Zoetis, Inc.	192,776	25,513,904

		148,068,315

Total Health Care		568,811,061

Industrials (6.2%)
Aerospace & Defense (1.8%)
Boeing Co. (The)	131,608	42,872,622
BWX Technologies, Inc.	11,384	706,719
General Dynamics Corp.	3,052	538,220
HEICO Corp.	6,337	723,369
HEICO Corp., Class A	13,101	1,172,932
Hexcel Corp.	13,514	990,712
Huntington Ingalls Industries, Inc.	5,535	1,388,621
L3Harris Technologies, Inc.	18,961	3,751,813
Lockheed Martin Corp.	42,506	16,550,986
Northrop Grumman Corp.	27,192	9,353,232
Raytheon Co.	29,639	6,512,874
Spirit AeroSystems Holdings, Inc., Class A	15,950	1,162,436
TransDigm Group, Inc.	6,813	3,815,280

		89,539,816

Air Freight & Logistics (0.7%)
CH Robinson Worldwide, Inc.	17,815	1,393,133
Expeditors International of Washington, Inc.	240,990	18,802,040
United Parcel Service, Inc., Class B	119,833	14,027,651
XPO Logistics, Inc.*	9,225	735,232

		34,958,056

Airlines (0.1%)
Alaska Air Group, Inc.	8,787	595,319
American Airlines Group, Inc.	7,188	206,152
Delta Air Lines, Inc.	20,095	1,175,156
JetBlue Airways Corp.*	4,716	88,283
Southwest Airlines Co.	47,995	2,590,770
United Airlines Holdings, Inc.*	8,909	784,794

		5,440,474

Building Products (0.1%)
Allegion plc	12,145	1,512,538
AO Smith Corp.	4,053	193,085
Armstrong World Industries, Inc.	7,968	748,753

See Notes to Financial Statements.

1155

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Fortune Brands Home & Security, Inc.	7,937	$518,604
Lennox International, Inc.	5,576	1,360,377

		4,333,357

Commercial Services & Supplies (0.3%)
Cintas Corp.	14,274	3,840,848
Copart, Inc.*	34,480	3,135,611
IAA, Inc.*	21,142	994,943
KAR Auction Services, Inc.	20,922	455,890
Republic Services, Inc.	2,242	200,950
Rollins, Inc.	23,207	769,544
Waste Management, Inc.	56,763	6,468,712

		15,866,498

Construction & Engineering (0.0%)
Quanta Services, Inc.	5,780	235,304

Electrical Equipment (0.2%)
Acuity Brands, Inc.	1,864	257,232
AMETEK, Inc.	30,810	3,072,989
Emerson Electric Co.	9,522	726,148
Hubbell, Inc.	4,824	713,084
Rockwell Automation, Inc.	19,638	3,980,033
Sensata Technologies Holding plc*	11,945	643,477

		9,392,963

Industrial Conglomerates (0.7%)
3M Co.	73,473	12,962,107
Carlisle Cos., Inc.	8,339	1,349,584
General Electric Co.	110,900	1,237,644
Honeywell International, Inc.	66,891	11,839,707
Roper Technologies, Inc.	18,775	6,650,668

		34,039,710

Machinery (1.0%)
Allison Transmission Holdings, Inc.	17,913	865,556
Caterpillar, Inc.	7,359	1,086,777
Deere & Co.	71,298	12,353,092
Donaldson Co., Inc.	21,845	1,258,709
Dover Corp.	10,828	1,248,035
Flowserve Corp.	5,052	251,438
Fortive Corp.	64,930	4,960,003
Graco, Inc.	27,682	1,439,464
IDEX Corp.	6,455	1,110,260
Illinois Tool Works, Inc.	54,978	9,875,698
Ingersoll-Rand plc	38,684	5,141,877
Lincoln Electric Holdings, Inc.	9,582	926,867
Middleby Corp. (The)*	9,474	1,037,592
Nordson Corp.	8,960	1,459,046
Toro Co. (The)	17,739	1,413,266
WABCO Holdings, Inc.*	7,081	959,476
Westinghouse Air Brake Technologies Corp.	62,210	4,839,938
Woodward, Inc.	7,382	874,324
Xylem, Inc.	30,320	2,388,913

		53,490,331

Professional Services (0.5%)
CoStar Group, Inc.*	6,214	3,717,836
Equifax, Inc.	31,485	4,411,678
IHS Markit Ltd.*	42,391	3,194,162
Nielsen Holdings plc	7,931	160,999
Robert Half International, Inc.	19,774	1,248,728
TransUnion	88,723	7,595,576
Verisk Analytics, Inc.	27,219	4,064,886

		24,393,865

Road & Rail (0.7%)
CSX Corp.	45,775	3,312,279
JB Hunt Transport Services, Inc.	27,379	3,197,320
Landstar System, Inc.	6,000	683,220
Lyft, Inc., Class A*	3,541	152,334
Norfolk Southern Corp.	6,096	1,183,416
Old Dominion Freight Line, Inc.	4,671	886,462
Uber Technologies, Inc.*	17,851	530,889
Union Pacific Corp.	132,133	23,888,325

		33,834,245

Trading Companies & Distributors (0.1%)
Air Lease Corp.	1,493	70,947
Fastenal Co.	88,352	3,264,606
United Rentals, Inc.*	9,058	1,510,603
WW Grainger, Inc.	7,417	2,510,803

		7,356,959

Total Industrials		312,881,578

Information Technology (28.6%)
Communications Equipment (1.1%)
Arista Networks, Inc.*	10,230	2,080,782
Cisco Systems, Inc.	965,005	46,281,640
F5 Networks, Inc.*	9,521	1,329,608
Motorola Solutions, Inc.	21,674	3,492,548
Ubiquiti, Inc. (x)	1,465	276,856

		53,461,434

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	49,821	5,392,127
CDW Corp.	24,691	3,526,862
Cognex Corp.	27,594	1,546,368
Corning, Inc.	41,829	1,217,642
Dolby Laboratories, Inc., Class A	1,490	102,512
FLIR Systems, Inc.	1,722	89,665
Hexagon AB, Class B	41,363	2,318,467
IPG Photonics Corp.*	449	65,069
Jabil, Inc.	5,713	236,118
Keysight Technologies, Inc.*	32,001	3,284,263
National Instruments Corp.	1,276	54,026
Trimble, Inc.*	7,674	319,929
Zebra Technologies Corp., Class A*	9,228	2,357,200

		20,510,248

IT Services (8.0%)
Accenture plc, Class A	171,511	36,115,071
Akamai Technologies, Inc.*	24,811	2,143,174
Alliance Data Systems Corp.	850	95,370
Automatic Data Processing, Inc.	152,729	26,040,294

See Notes to Financial Statements.

1156

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Black Knight, Inc.*	24,640	$1,588,787
Booz Allen Hamilton Holding Corp.	22,792	1,621,195
Broadridge Financial Solutions, Inc.	19,241	2,377,033
Cognizant Technology Solutions Corp., Class A	7,132	442,327
CoreLogic, Inc.*	803	35,099
EPAM Systems, Inc.*	8,971	1,903,287
Euronet Worldwide, Inc.*	8,578	1,351,550
Fidelity National Information Services, Inc.	135,719	18,877,156
Fiserv, Inc.*	151,309	17,495,860
FleetCor Technologies, Inc.*	14,531	4,180,859
Gartner, Inc.*	68,688	10,584,821
Genpact Ltd.	31,635	1,334,048
Global Payments, Inc.	74,409	13,584,107
GoDaddy, Inc., Class A*	29,608	2,010,975
International Business Machines Corp.	92,106	12,345,888
Jack Henry & Associates, Inc.	11,767	1,714,099
Mastercard, Inc., Class A	257,267	76,817,354
MongoDB, Inc. (x)*	7,303	961,148
Okta, Inc.*	18,008	2,077,583
Paychex, Inc.	54,754	4,657,375
PayPal Holdings, Inc.*	320,463	34,664,483
Sabre Corp.	8,584	192,625
Square, Inc., Class A*	58,962	3,688,663
Switch, Inc., Class A	10,465	155,091
Twilio, Inc., Class A (x)*	20,991	2,062,995
VeriSign, Inc.*	12,232	2,356,862
Visa, Inc., Class A	632,160	118,782,864
Western Union Co. (The)	16,825	450,574
WEX, Inc.*	7,138	1,495,125

		404,203,742

Semiconductors & Semiconductor Equipment (3.2%)
Advanced Micro Devices, Inc.*	235,164	10,784,621
Analog Devices, Inc.	8,638	1,026,540
Applied Materials, Inc.	84,845	5,178,939
ASML Holding NV (Registered) (NYRS)	17,886	5,293,183
Broadcom, Inc.	66,346	20,966,663
Cree, Inc.*	1,426	65,810
Entegris, Inc.	22,972	1,150,667
KLA Corp.	27,228	4,851,213
Lam Research Corp.	21,651	6,330,752
Marvell Technology Group Ltd.	158,448	4,208,379
Maxim Integrated Products, Inc.	16,907	1,039,950
Microchip Technology, Inc.	10,865	1,137,783
Monolithic Power Systems, Inc.	7,163	1,275,157
NVIDIA Corp.	168,973	39,759,347
QUALCOMM, Inc.	354,201	31,251,154
Skyworks Solutions, Inc.	1,539	186,034
Teradyne, Inc.	28,617	1,951,393
Texas Instruments, Inc.	161,028	20,658,282
Universal Display Corp.	7,393	1,523,476
Xilinx, Inc.	43,425	4,245,662

		162,885,005

Software (10.9%)
2U, Inc. (x)*	3,670	88,043
Adobe, Inc.*	133,552	44,046,785
Alteryx, Inc., Class A*	8,109	811,468
Anaplan, Inc.*	14,632	766,717
ANSYS, Inc.*	14,432	3,714,941
Aspen Technology, Inc.*	11,554	1,397,225
Atlassian Corp. plc, Class A*	29,450	3,544,013
Autodesk, Inc.*	150,731	27,653,109
Avalara, Inc.*	8,264	605,338
Cadence Design Systems, Inc.*	48,108	3,336,771
CDK Global, Inc.	21,169	1,157,521
Ceridian HCM Holding, Inc.*	12,960	879,725
Citrix Systems, Inc.	18,745	2,078,821
Coupa Software, Inc.*	10,924	1,597,635
DocuSign, Inc.*	26,459	1,960,877
Dropbox, Inc., Class A*	37,750	676,103
Dynatrace, Inc.*	8,643	218,668
Elastic NV*	7,742	497,811
Fair Isaac Corp.*	4,903	1,837,056
FireEye, Inc.*	35,563	587,856
Fortinet, Inc.*	24,272	2,591,279
Guidewire Software, Inc.*	14,185	1,557,087
HubSpot, Inc.*	6,799	1,077,642
Intuit, Inc.	67,630	17,714,326
Manhattan Associates, Inc.*	10,627	847,503
Medallia, Inc. (x)*	2,216	68,940
Microsoft Corp.	1,775,969	280,070,311
New Relic, Inc.*	8,351	548,744
Nutanix, Inc., Class A*	28,867	902,382
Oracle Corp.	747,936	39,625,649
PagerDuty, Inc. (x)*	6,787	158,748
Palo Alto Networks, Inc.*	16,215	3,749,719
Paycom Software, Inc.*	15,281	4,045,798
Paylocity Holding Corp.*	5,783	698,702
Pegasystems, Inc.	6,723	535,487
Pluralsight, Inc., Class A*	11,107	191,151
Proofpoint, Inc.*	9,407	1,079,735
PTC, Inc.*	17,816	1,334,240
RealPage, Inc.*	13,767	739,976
RingCentral, Inc., Class A*	12,780	2,155,603
salesforce.com, Inc.*	228,710	37,197,394
ServiceNow, Inc.*	72,551	20,482,598
Slack Technologies, Inc., Class A (x)*	77,505	1,742,312
Smartsheet, Inc., Class A*	15,196	682,604
SolarWinds Corp.*	2,101	38,974
Splunk, Inc.*	61,762	9,250,095
SS&C Technologies Holdings, Inc.	34,761	2,134,325
Synopsys, Inc.*	25,768	3,586,906
Temenos AG (Registered)*	16,487	2,609,845
Teradata Corp.*	19,258	515,537
Trade Desk, Inc. (The), Class A*	6,730	1,748,319
Tyler Technologies, Inc.*	6,534	1,960,331
VMware, Inc., Class A*	38,398	5,828,432
Workday, Inc., Class A*	44,880	7,380,516
Zendesk, Inc.*	18,912	1,449,227
Zoom Video Communications, Inc., Class A (x)*	1,504	102,332
Zscaler, Inc. (x)*	10,963	509,780

		554,369,032

See Notes to Financial Statements.

1157

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Technology Hardware, Storage & Peripherals (5.0%)
Apple, Inc.	840,107	$246,697,420
Dell Technologies, Inc., Class C*	18,234	937,045
HP, Inc.	14,032	288,358
NCR Corp.*	21,393	752,178
NetApp, Inc.	40,601	2,527,412
Pure Storage, Inc., Class A*	40,096	686,043

		251,888,456

Total Information Technology		1,447,317,917

Materials (0.8%)
Chemicals (0.5%)
Air Products & Chemicals, Inc.	5,360	1,259,546
Axalta Coating Systems Ltd.*	11,343	344,827
CF Industries Holdings, Inc.	3,902	186,282
Ecolab, Inc.	43,324	8,361,099
Element Solutions, Inc.*	15,440	180,339
Linde plc	13,594	2,894,163
NewMarket Corp.	1,123	546,362
PPG Industries, Inc.	13,076	1,745,515
RPM International, Inc.	3,846	295,219
Scotts Miracle-Gro Co. (The)	7,047	748,251
Sherwin-Williams Co. (The)	14,241	8,310,193
WR Grace & Co.	9,077	634,028

		25,505,824

Construction Materials (0.1%)
Eagle Materials, Inc.	6,034	547,042
Martin Marietta Materials, Inc.	3,318	927,845
Vulcan Materials Co.	20,541	2,957,699

		4,432,586

Containers & Packaging (0.2%)
AptarGroup, Inc.	4,519	522,487
Avery Dennison Corp.	13,232	1,731,010
Ball Corp.	55,289	3,575,540
Berry Global Group, Inc.*	9,031	428,882
Crown Holdings, Inc.*	12,372	897,465
Sealed Air Corp.	2,024	80,616

		7,236,000

Metals & Mining (0.0%)
Royal Gold, Inc.	3,694	451,592
Southern Copper Corp.	10,636	451,817

		903,409

Total Materials		38,077,819

Real Estate (1.2%)
Equity Real Estate Investment Trusts (REITs) (1.2%)
American Homes 4 Rent (REIT), Class A	19,674	515,655
American Tower Corp. (REIT)	75,539	17,360,373
Americold Realty Trust (REIT)	32,811	1,150,354
Brookfield Property REIT, Inc. (REIT), Class A	12,878	237,535
Colony Capital, Inc. (REIT)	8,555	40,636
CoreSite Realty Corp. (REIT)	4,446	498,485
Crown Castle International Corp. (REIT)	71,227	10,124,918
Equinix, Inc. (REIT)	14,604	8,524,355
Equity LifeStyle Properties, Inc. (REIT)	29,305	2,062,779
Extra Space Storage, Inc. (REIT)	17,247	1,821,628
Iron Mountain, Inc. (REIT)	5,695	181,500
Lamar Advertising Co. (REIT), Class A	14,555	1,299,179
Outfront Media, Inc. (REIT)	3,902	104,651
Public Storage (REIT)	19,135	4,074,989
SBA Communications Corp. (REIT)	19,133	4,610,862
Simon Property Group, Inc. (REIT)	46,505	6,927,385
Sun Communities, Inc. (REIT)	3,618	543,062
UDR, Inc. (REIT)	2,641	123,335

		60,201,681

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	21,129	1,294,997
Howard Hughes Corp. (The)*	2,190	277,692
Jones Lang LaSalle, Inc.	1,004	174,786

		1,747,475

Total Real Estate		61,949,156

Utilities (0.1%)
Electric Utilities (0.0%)
NextEra Energy, Inc.	12,754	3,088,509

Multi-Utilities (0.1%)
Sempra Energy	26,486	4,012,099

Total Utilities		7,100,608

Total Common Stocks (81.4%) (Cost $1,757,722,924)		4,116,389,031

EXCHANGE TRADED FUNDS (ETF):
Equity (9.3%)
iShares Core S&P 500 ETF	5,579	1,803,356
iShares Morningstar Large-Cap ETF (x)	10,023	1,849,043
iShares Morningstar Large-Cap Growth ETF‡	497,565	104,468,747
iShares Morningstar Large-Cap Value ETF	10,568	1,238,464
iShares Russell 1000 ETF (x)	3,225	575,405
iShares Russell 1000 Growth ETF (x)	888,073	156,229,802
iShares Russell 1000 Value ETF (x)	17,790	2,427,979
iShares S&P 100 ETF	2,587	372,761
iShares S&P 500 Growth ETF (x)	531,350	102,890,614
iShares S&P 500 Value ETF	9,804	1,275,402
Vanguard Growth ETF (x)	533,322	97,155,269
Vanguard Large-Cap ETF (x)	600	88,704
Vanguard Value ETF	13,900	1,665,915

Total Exchange Traded Funds (9.3%) (Cost $143,877,511)		472,041,461

See Notes to Financial Statements.

1158

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (4.3%)
JPMorgan Prime Money Market Fund, IM Shares	219,250,264	$219,316,039

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.9%)
Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $2,000,176, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $2,040,000. (xx)	$2,000,000	2,000,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $5,426,426, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $5,534,436. (xx)	5,425,914	5,425,914
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $2,000,189, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $2,040,000. (xx)	2,000,000	2,000,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $1,500,229, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $1,530,011. (xx)	1,500,000	1,500,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $3,329,077, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $3,624,652. (xx)	3,328,761	3,328,761
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $5,001,517, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/49; total market value $5,100,000. (xx)	5,000,000	5,000,000
Societe Generale SA, 1.72%, dated 12/31/19, due 1/7/20, repurchase price $2,500,836, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $2,760,933. (xx)	2,500,000	2,500,000
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $21,502,019, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $23,744,022. (xx)	21,500,000	21,500,000

Total Repurchase Agreements		43,254,675

Total Short-Term Investments (5.2%) (Cost $262,536,859)		262,570,714

Total Investments in Securities (95.9%) (Cost $2,164,137,294)		4,851,001,206
Other Assets Less Liabilities (4.1%)		209,155,895

Net Assets (100%)		$5,060,157,101

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $57,716,469. This was collateralized by $16,572,232 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 2/15/49 and by cash of $43,254,675 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares
USD	— United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS:
Equity
iShares Morningstar Large-Cap Growth ETF	497,565	82,334,933	2,361,799	(5,983,813)	1,495,547	24,260,281	104,468,747	562,085	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
NASDAQ 100 E-Mini Index	523	3/2020	USD	91,548,535	2,578,431
S&P 500 E-Mini Index	2,273	3/2020	USD	367,214,515	6,596,626

					9,175,057

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$537,456,561	$8,174,963	$—	$545,631,524
Consumer Discretionary	721,491,357	9,705,199	—	731,196,556
Consumer Staples	229,730,662	13,746,231	—	243,476,893
Energy	18,506,064	—	—	18,506,064
Financials	141,439,855	—	—	141,439,855
Health Care	566,482,712	2,328,349	—	568,811,061
Industrials	312,881,578	—	—	312,881,578
Information Technology	1,442,389,605	4,928,312	—	1,447,317,917
Materials	38,077,819	—	—	38,077,819
Real Estate	61,949,156	—	—	61,949,156
Utilities	7,100,608	—	—	7,100,608
Exchange Traded Funds	472,041,461	—	—	472,041,461
Futures	9,175,057	—	—	9,175,057
Short-Term Investments
Investment Company	219,316,039	—	—	219,316,039
Repurchase Agreements	—	43,254,675	—	43,254,675

Total Assets	$4,778,038,534	$82,137,729	$—	$4,860,176,263

Total Liabilities	$—	$—	$—	$—

Total	$4,778,038,534	$82,137,729	$—	$4,860,176,263

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$9,175,057	*

Total		$9,175,057

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(2,671)	$(2,671)
Equity contracts	79,988,602	—	79,988,602

Total	$79,988,602	$(2,671)	$79,985,931

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$14,856,784	$14,856,784

Total	$14,856,784	$14,856,784

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $430,270,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 19%)*	$738,142,562
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 22%)*	$1,410,574,654

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,687,229,482
Aggregate gross unrealized depreciation	(22,131,165)

Net unrealized appreciation	$2,665,098,317

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,195,077,946

For the year ended December 31, 2019, the Portfolio incurred approximately $15,678 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $29,334,955)	$104,468,747
Unaffiliated Issuers (Cost $2,091,547,664)	4,703,277,784
Repurchase Agreements (Cost $43,254,675)	43,254,675
Cash	232,207,916
Foreign cash (Cost $10,311)	10,330
Cash held as collateral at broker for futures	18,378,200
Receivable for securities sold	5,555,368
Dividends, interest and other receivables	2,749,699
Due from Custodian	1,501,584
Due from broker for futures variation margin	1,063,607
Receivable for Portfolio shares sold	136,181
Securities lending income receivable	15,031
Other assets	20,764

Total assets	5,112,639,886

LIABILITIES
Payable for return of collateral on securities loaned	43,254,675
Payable for securities purchased	4,385,639
Investment management fees payable	1,894,642
Payable for Portfolio shares redeemed	1,153,228
Distribution fees payable – Class IB	908,104
Administrative fees payable	519,222
Distribution fees payable – Class IA	12,887
Trustees’ fees payable	5,895
Accrued expenses	348,493

Total liabilities	52,482,785

NET ASSETS	$5,060,157,101

Net assets were comprised of:
Paid in capital	$2,346,132,537
Total distributable earnings (loss)	2,714,024,564

Net assets	$5,060,157,101

Class IA
Net asset value, offering and redemption price per share, $61,670,386 / 1,709,905 shares outstanding (unlimited amount authorized: $0.01 par value)	$36.07

Class IB
Net asset value, offering and redemption price per share, $4,351,634,127 / 124,520,094 shares outstanding (unlimited amount authorized: $0.01 par value)	$34.95

Class K
Net asset value, offering and redemption price per share, $646,852,588 / 17,925,436 shares outstanding (unlimited amount authorized: $0.01 par value)	$36.09

(x)	Includes value of securities on loan of $57,716,469.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($562,085 of dividend income received from affiliates) (net of $83,525 foreign withholding tax)	$55,735,737
Interest	4,756,907
Securities lending (net)	350,099

Total income	60,842,743

EXPENSES
Investment management fees	21,783,461
Distribution fees – Class IB	10,320,936
Administrative fees	5,956,063
Printing and mailing expenses	310,880
Custodian fees	287,000
Professional fees	169,188
Trustees’ fees	154,346
Distribution fees – Class IA	142,942
Miscellaneous	144,270

Total expenses	39,269,086

NET INVESTMENT INCOME (LOSS)	21,573,657

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($1,495,547 of realized gain (loss) from affiliates)	407,074,951
Futures contracts	79,988,602
Forward foreign currency contracts	(2,671)
Foreign currency transactions	(16,544)

Net realized gain (loss)	487,044,338

Change in unrealized appreciation (depreciation) on:
Investments in securities ($24,260,281 of change in unrealized appreciation (depreciation) from affiliates)	864,184,297
Futures contracts	14,856,784
Foreign currency translations	5,736

Net change in unrealized appreciation (depreciation)	879,046,817

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,366,091,155

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,387,664,812

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$21,573,657	$26,363,952
Net realized gain (loss)	487,044,338	329,904,434
Net change in unrealized appreciation (depreciation)	879,046,817	(448,121,093)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,387,664,812	(91,852,707)

Distributions to shareholders:
Class IA	(4,820,134)	(4,883,401)
Class IB	(350,288,656)	(374,753,073)
Class K	(51,784,692)	(61,628,381)

Total distributions to shareholders	(406,893,482)	(441,264,855)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 26,526 and 53,549 shares, respectively ]	925,998	1,859,983
Capital shares issued in reinvestment of dividends and distributions [ 136,590 and 152,736 shares, respectively ]	4,820,134	4,883,401
Capital shares repurchased [ (149,679) and (208,980) shares, respectively ]	(5,259,385)	(7,373,150)

Total Class IA transactions	486,747	(629,766)

Class IB
Capital shares sold [ 771,402 and 969,069 shares, respectively ]	25,529,617	32,512,354
Capital shares issued in reinvestment of dividends and distributions [ 10,243,940 and 12,058,239 shares, respectively ]	350,288,656	374,753,073
Capital shares repurchased [ (16,351,072) and (17,947,859) shares, respectively ]	(551,341,265)	(609,197,420)

Total Class IB transactions	(175,522,992)	(201,931,993)

Class K
Capital shares sold [ 77,869 and 363,778 shares, respectively ]	2,675,073	12,103,467
Capital shares issued in reinvestment of dividends and distributions [ 1,466,817 and 1,927,865 shares, respectively ]	51,784,692	61,628,381
Capital shares repurchased [ (4,419,189) and (3,009,823) shares, respectively ]	(155,274,121)	(106,503,974)

Total Class K transactions	(100,814,356)	(32,772,126)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(275,850,601)	(235,333,885)

TOTAL INCREASE (DECREASE) IN NET ASSETS	704,920,729	(768,451,447)
NET ASSETS:
Beginning of year	4,355,236,372	5,123,687,819

End of year	$5,060,157,101	$4,355,236,372

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$29.30	$33.16	$27.83	$27.43	$27.67

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.17	0.15	0.15	0.08
Net realized and unrealized gain (loss)	9.67	(0.92)	7.93	1.36	1.01

Total from investment operations	9.81	(0.75)	8.08	1.51	1.09

Less distributions:
Dividends from net investment income	(0.15)	(0.17)	(0.16)	(0.16)	(0.08)
Distributions from net realized gains	(2.89)	(2.94)	(2.59)	(0.95)	(1.25)

Total dividends and distributions	(3.04)	(3.11)	(2.75)	(1.11)	(1.33)

Net asset value, end of year	$36.07	$29.30	$33.16	$27.83	$27.43

Total return	33.73%	(2.96)%	29.21%	5.48%	4.03%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$61,670	$49,705	$56,352	$46,671	$48,031
Ratio of expenses to average net assets:
After waivers (f)	0.85%	0.84%	0.85%	0.85%	0.84%
Before waivers (f)	0.85%	0.84%	0.85%	0.86%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.41%	0.49%	0.47%	0.53%	0.27%
Before waivers (f)	0.41%	0.49%	0.47%	0.53%	0.27%
Portfolio turnover rate^	17%	20%	19%	25%	41%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$28.46	$32.30	$27.17	$26.79	$27.05

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.16	0.15	0.14	0.08
Net realized and unrealized gain (loss)	9.39	(0.89)	7.73	1.35	0.99

Total from investment operations	9.53	(0.73)	7.88	1.49	1.07

Less distributions:
Dividends from net investment income	(0.15)	(0.17)	(0.16)	(0.16)	(0.08)
Distributions from net realized gains	(2.89)	(2.94)	(2.59)	(0.95)	(1.25)

Total dividends and distributions	(3.04)	(3.11)	(2.75)	(1.11)	(1.33)

Net asset value, end of year	$34.95	$28.46	$32.30	$27.17	$26.79

Total return	33.74%	(2.97)%	29.18%	5.53%	4.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,351,634	$3,695,987	$4,353,543	$3,810,472	$4,104,762
Ratio of expenses to average net assets:
After waivers (f)	0.85%	0.84%	0.85%	0.85%	0.84%
Before waivers (f)	0.85%	0.84%	0.85%	0.86%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.41%	0.48%	0.47%	0.53%	0.27%
Before waivers (f)	0.41%	0.48%	0.47%	0.53%	0.27%
Portfolio turnover rate^	17%	20%	19%	25%	41%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$29.31	$33.17	$27.83	$27.42	$27.67

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.26	0.23	0.21	0.15
Net realized and unrealized gain (loss)	9.67	(0.92)	7.93	1.39	1.01

Total from investment operations	9.90	(0.66)	8.16	1.60	1.16

Less distributions:
Dividends from net investment income	(0.23)	(0.26)	(0.23)	(0.24)	(0.16)
Distributions from net realized gains	(2.89)	(2.94)	(2.59)	(0.95)	(1.25)

Total dividends and distributions	(3.12)	(3.20)	(2.82)	(1.19)	(1.41)

Net asset value, end of year	$36.09	$29.31	$33.17	$27.83	$27.42

Total return	34.04%	(2.71)%	29.53%	5.79%	4.26%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$646,853	$609,544	$713,793	$679,517	$856,613
Ratio of expenses to average net assets:
After waivers (f)	0.60%	0.59%	0.60%	0.60%	0.59%
Before waivers (f)	0.60%	0.59%	0.60%	0.61%	0.60%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.66%	0.74%	0.72%	0.78%	0.52%
Before waivers (f)	0.66%	0.74%	0.72%	0.77%	0.51%
Portfolio turnover rate^	17%	20%	19%	25%	41%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1165

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	25.64%	7.56%	11.06%
Portfolio – Class IB Shares**	25.59	7.56	11.00
Portfolio – Class K Shares*	25.91	7.58	13.00
Russell 1000® Value Index	26.54	8.29	11.80

* Date of inception 8/26/11.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses, for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.59% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 26.54% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were financials, information technology, health care, industrials and consumer staples.

•	The five stocks that contributed most to performance were JPMorgan Chase & Co., Bank of America Corp., AT&T, Inc., The Procter & Gamble Co. and Citigroup, Inc.

What hurt performance during the year:

•	No sector detracted from performance for the year.

•	The five stocks that detracted most from performance were Pfizer Inc., PG&E Corp., Occidental Petroleum Corp., DuPont de Nemours, Inc. and Walgreens Boots Alliance, Inc.

How did derivatives contribute/detract from performance during the year?

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

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EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	23.8%
Health Care	12.9
Industrials	9.6
Consumer Staples	8.8
Energy	8.1
Communication Services	8.1
Utilities	6.5
Information Technology	6.2
Consumer Discretionary	5.8
Real Estate	5.1
Materials	4.3
Repurchase Agreements	0.1
Cash and Other	0.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,083.60	$3.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.46	3.79
Class IB
Actual	1,000.00	1,085.10	3.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.46	3.79
Class K
Actual	1,000.00	1,085.30	2.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.71	2.52

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.74%, 0.74% and 0.49%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (8.1%)
Diversified Telecommunication Services (3.9%)
AT&T, Inc.	350,500	$13,697,540
CenturyLink, Inc.	52,179	689,285
GCI Liberty, Inc., Class A*	4,700	332,995
Verizon Communications, Inc.	198,700	12,200,180

		26,920,000

Entertainment (2.3%)
Activision Blizzard, Inc.	34,300	2,038,106
Cinemark Holdings, Inc.	5,100	172,635
Electronic Arts, Inc.*	1,300	139,763
Liberty Media Corp.-Liberty Formula One, Class A*	1,150	50,347
Liberty Media Corp.-Liberty Formula One, Class C*	9,450	434,369
Lions Gate Entertainment Corp., Class A (x)*	2,400	25,584
Lions Gate Entertainment Corp., Class B*	5,400	53,622
Madison Square Garden Co. (The), Class A*	850	250,062
Take-Two Interactive Software, Inc.*	2,900	355,047
Walt Disney Co. (The)	83,825	12,123,610
Zynga, Inc., Class A*	31,750	194,310

		15,837,455

Interactive Media & Services (0.1%)
IAC/InterActiveCorp*	1,500	373,665
TripAdvisor, Inc.	450	13,671
Zillow Group, Inc., Class A*	2,600	118,924
Zillow Group, Inc., Class C (x)*	5,900	271,046

		777,306

Media (1.7%)
Charter Communications, Inc., Class A*	3,200	1,552,256
Comcast Corp., Class A	114,600	5,153,562
Discovery, Inc., Class A (x)*	7,400	242,276
Discovery, Inc., Class C*	16,672	508,329
DISH Network Corp., Class A*	11,838	419,894
Fox Corp., Class A	15,139	561,203
Fox Corp., Class B	7,033	256,001
Interpublic Group of Cos., Inc. (The)	16,700	385,770
John Wiley & Sons, Inc., Class A	2,000	97,040
Liberty Broadband Corp., Class A*	1,171	145,860
Liberty Broadband Corp., Class C*	5,097	640,947
Liberty Media Corp.-Liberty SiriusXM, Class A*	4,036	195,100
Liberty Media Corp.-Liberty SiriusXM, Class C*	7,372	354,888
New York Times Co. (The), Class A	6,200	199,454
News Corp., Class A	18,355	259,540
News Corp., Class B	5,800	84,158
Nexstar Media Group, Inc., Class A	500	58,625
Omnicom Group, Inc.	4,800	388,896
Sinclair Broadcast Group, Inc., Class A	150	5,001
ViacomCBS, Inc.	11,626	487,943
ViacomCBS, Inc., Class A	267	11,981

		12,008,724

Wireless Telecommunication Services (0.1%)
Sprint Corp. (x)*	27,111	141,248
Telephone & Data Systems, Inc.	4,796	121,962
T-Mobile US, Inc.*	7,200	564,624
United States Cellular Corp.*	721	26,122

		853,956

Total Communication Services		56,397,441

Consumer Discretionary (5.8%)
Auto Components (0.4%)
Aptiv plc	11,550	1,096,903
BorgWarner, Inc.	9,800	425,124
Gentex Corp.	12,200	353,556
Goodyear Tire & Rubber Co. (The)	11,050	171,883
Lear Corp.	2,890	396,508

		2,443,974

Automobiles (0.6%)
Ford Motor Co.	187,600	1,744,680
General Motors Co.	59,450	2,175,870
Harley-Davidson, Inc.	7,400	275,206
Thor Industries, Inc. (x)	2,550	189,439

		4,385,195

Distributors (0.2%)
Genuine Parts Co.	6,750	717,053
LKQ Corp.*	12,600	449,820

		1,166,873

Diversified Consumer Services (0.2%)
frontdoor, Inc.*	4,050	192,051
Graham Holdings Co., Class B	224	143,134
Grand Canyon Education, Inc.*	2,050	196,369
H&R Block, Inc.	8,200	192,536
Service Corp. International	5,350	246,261
ServiceMaster Global Holdings, Inc.*	5,400	208,764

		1,179,115

Hotels, Restaurants & Leisure (1.8%)
Aramark	11,650	505,610
Caesars Entertainment Corp.*	27,250	370,600
Carnival Corp.	19,038	967,702
Choice Hotels International, Inc.	900	93,087
Dunkin’ Brands Group, Inc.	250	18,885
Extended Stay America, Inc.	8,900	132,254
Hilton Grand Vacations, Inc.*	3,450	118,645
Hyatt Hotels Corp., Class A	1,725	154,750
International Game Technology plc	4,700	70,359
Las Vegas Sands Corp.	8,450	583,388
McDonald’s Corp.	30,950	6,116,029
MGM Resorts International	22,066	734,136

See Notes to Financial Statements.

1168

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EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Norwegian Cruise Line Holdings Ltd.*	8,200	$478,962
Royal Caribbean Cruises Ltd.	8,244	1,100,656
Six Flags Entertainment Corp.	3,450	155,629
Vail Resorts, Inc.	200	47,966
Wyndham Destinations, Inc.	4,300	222,267
Wyndham Hotels & Resorts, Inc.	3,200	200,992
Wynn Resorts Ltd.	800	111,096
Yum China Holdings, Inc.	3,350	160,834
Yum! Brands, Inc.	1,650	166,205

		12,510,052

Household Durables (0.6%)
DR Horton, Inc.	16,227	855,974
Garmin Ltd.	6,985	681,457
Leggett & Platt, Inc.	6,200	315,146
Lennar Corp., Class A	7,832	436,947
Lennar Corp., Class B	403	18,014
Mohawk Industries, Inc.*	2,877	392,365
Newell Brands, Inc.	18,150	348,843
PulteGroup, Inc.	12,150	471,420
Toll Brothers, Inc.	6,325	249,901
Whirlpool Corp.	2,966	437,574

		4,207,641

Internet & Direct Marketing Retail (0.0%)
Expedia Group, Inc.	888	96,028
Qurate Retail, Inc., Class A*	18,339	154,598

		250,626

Leisure Products (0.0%)
Brunswick Corp.	4,050	242,919
Mattel, Inc. (x)*	5,100	69,105
Polaris, Inc.	300	30,510

		342,534

Multiline Retail (0.6%)
Dollar General Corp.	750	116,985
Dollar Tree, Inc.*	5,200	489,060
Kohl’s Corp.	7,791	396,951
Macy’s, Inc. (x)	14,740	250,580
Target Corp.	22,650	2,903,957

		4,157,533

Specialty Retail (1.2%)
Advance Auto Parts, Inc.	2,500	400,400
AutoNation, Inc.*	2,550	124,006
Best Buy Co., Inc.	8,750	768,250
CarMax, Inc.*	4,200	368,214
Dick’s Sporting Goods, Inc.	3,050	150,945
Foot Locker, Inc.	5,141	200,448
Gap, Inc. (The)	10,300	182,104
Home Depot, Inc. (The)	22,750	4,968,145
L Brands, Inc.	9,200	166,704
Penske Automotive Group, Inc.	1,550	77,841
Tiffany & Co.	5,800	775,170
Urban Outfitters, Inc.*	3,200	88,864
Williams-Sonoma, Inc.	3,050	223,992

		8,495,083

Textiles, Apparel & Luxury Goods (0.2%)
Capri Holdings Ltd.*	3,900	148,785
Carter’s, Inc.	1,200	131,208
Columbia Sportswear Co.	500	50,095
Hanesbrands, Inc.	3,850	57,172
PVH Corp.	3,600	378,540
Ralph Lauren Corp.	2,500	293,050
Skechers U.S.A., Inc., Class A*	4,000	172,760
Tapestry, Inc.	13,750	370,838
Under Armour, Inc., Class A*	3,050	65,880
Under Armour, Inc., Class C*	3,150	60,417

		1,728,745

Total Consumer Discretionary		40,867,371

Consumer Staples (8.8%)
Beverages (1.0%)
Brown-Forman Corp., Class A	150	9,415
Brown-Forman Corp., Class B	550	37,180
Coca-Cola Co. (The)	58,500	3,237,975
Constellation Brands, Inc., Class A	7,650	1,451,588
Keurig Dr Pepper, Inc.	9,700	280,815
Molson Coors Brewing Co., Class B	8,249	444,621
PepsiCo, Inc.	10,800	1,476,036

		6,937,630

Food & Staples Retailing (1.7%)
Casey’s General Stores, Inc.	1,300	206,687
Grocery Outlet Holding Corp.*	1,280	41,536
Kroger Co. (The)	38,100	1,104,519
Sprouts Farmers Market, Inc.*	2,950	57,082
US Foods Holding Corp.*	10,450	437,751
Walgreens Boots Alliance, Inc.	36,548	2,154,870
Walmart, Inc.	67,382	8,007,677

		12,010,122

Food Products (2.0%)
Archer-Daniels-Midland Co.	26,666	1,235,969
Beyond Meat, Inc. (x)*	650	49,140
Bunge Ltd.	6,511	374,708
Campbell Soup Co.	3,450	170,499
Conagra Brands, Inc.	23,081	790,293
Flowers Foods, Inc.	9,250	201,095
General Mills, Inc.	28,650	1,534,494
Hain Celestial Group, Inc. (The)*	4,350	112,904
Hershey Co. (The)	900	132,282
Hormel Foods Corp.	13,250	597,708
Ingredion, Inc.	3,229	300,136
JM Smucker Co. (The)	5,269	548,661
Kellogg Co.	7,265	502,447
Kraft Heinz Co. (The)	29,900	960,687
Lamb Weston Holdings, Inc.	5,178	445,463
McCormick & Co., Inc. (Non-Voting)	2,100	356,433
Mondelez International, Inc., Class A	68,162	3,754,363
Pilgrim’s Pride Corp.*	1,550	50,708
Post Holdings, Inc.*	1,700	185,470
Seaboard Corp.	14	59,508
TreeHouse Foods, Inc.*	2,200	106,700
Tyson Foods, Inc., Class A	13,824	1,258,537

		13,728,205

See Notes to Financial Statements.

1169

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EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Household Products (2.8%)
Clorox Co. (The)	1,154	$177,185
Colgate-Palmolive Co.	40,300	2,774,252
Energizer Holdings, Inc. (x)	2,950	148,149
Kimberly-Clark Corp.	16,355	2,249,630
Procter & Gamble Co. (The)	111,789	13,962,446
Spectrum Brands Holdings, Inc.	1,958	125,880

		19,437,542

Personal Products (0.1%)
Coty, Inc., Class A	13,746	154,642
Herbalife Nutrition Ltd.*	4,150	197,831
Nu Skin Enterprises, Inc., Class A	2,600	106,548

		459,021

Tobacco (1.2%)
Altria Group, Inc.	45,950	2,293,365
Philip Morris International, Inc.	74,600	6,347,714

		8,641,079

Total Consumer Staples		61,213,599

Energy (8.1%)
Energy Equipment & Services (0.8%)
Apergy Corp.*	3,611	121,980
Baker Hughes Co.	30,199	774,000
Halliburton Co.	41,700	1,020,399
Helmerich & Payne, Inc.	5,106	231,966
National Oilwell Varco, Inc.	18,449	462,147
Patterson-UTI Energy, Inc.	9,507	99,824
Schlumberger Ltd.	66,416	2,669,923
Transocean Ltd.*	27,700	190,576

		5,570,815

Oil, Gas & Consumable Fuels (7.3%)
Antero Midstream Corp. (x)	10,800	81,972
Antero Resources Corp.*	12,550	35,767
Apache Corp.	17,958	459,545
Cabot Oil & Gas Corp.	7,350	127,963
Centennial Resource Development, Inc., Class A*	8,750	40,425
Cheniere Energy, Inc.*	4,750	290,082
Chesapeake Energy Corp. (x)*	62,347	51,474
Chevron Corp.	91,557	11,033,534
Cimarex Energy Co.	4,700	246,703
Concho Resources, Inc.	9,470	829,288
ConocoPhillips	53,270	3,464,148
Continental Resources, Inc.	4,150	142,345
Devon Energy Corp.	19,285	500,831
Diamondback Energy, Inc.	6,266	581,861
EOG Resources, Inc.	27,850	2,332,716
EQT Corp.	12,083	131,705
Equitrans Midstream Corp. (x)	8,756	116,980
Exxon Mobil Corp.	203,199	14,179,226
Hess Corp.	12,818	856,371
HollyFrontier Corp.	7,200	365,112
Kinder Morgan, Inc.	93,550	1,980,453
Kosmos Energy Ltd.	17,250	98,325
Marathon Oil Corp.	38,448	522,124
Marathon Petroleum Corp.	31,482	1,896,791
Murphy Oil Corp. (x)	7,287	195,292
Noble Energy, Inc.	22,658	562,825
Occidental Petroleum Corp.	42,943	1,769,681
ONEOK, Inc.	13,450	1,017,762
Parsley Energy, Inc., Class A	5,500	104,005
PBF Energy, Inc., Class A	5,700	178,809
Phillips 66	21,535	2,399,214
Pioneer Natural Resources Co.	4,650	703,871
Range Resources Corp. (x)	9,837	47,709
Targa Resources Corp.	10,900	445,047
Valero Energy Corp.	19,936	1,867,006
Williams Cos., Inc. (The)	58,100	1,378,132
WPX Energy, Inc.*	20,051	275,501

		51,310,595

Total Energy		56,881,410

Financials (23.8%)
Banks (11.2%)
Associated Banc-Corp.	7,652	168,650
Bank of America Corp.	395,138	13,916,760
Bank of Hawaii Corp.	1,924	183,088
Bank OZK	5,800	176,929
BankUnited, Inc.	4,450	162,692
BOK Financial Corp.	1,546	135,120
CIT Group, Inc.	4,144	189,091
Citigroup, Inc.	105,958	8,464,985
Citizens Financial Group, Inc.	21,400	869,054
Comerica, Inc.	6,655	477,496
Commerce Bancshares, Inc.	5,022	341,195
Cullen/Frost Bankers, Inc.	2,697	263,713
East West Bancorp, Inc.	6,934	337,686
Fifth Third Bancorp	35,088	1,078,605
First Citizens BancShares, Inc., Class A	400	212,884
First Hawaiian, Inc.	6,300	181,755
First Horizon National Corp.	14,884	246,479
First Republic Bank	6,550	769,297
FNB Corp.	15,450	196,215
Huntington Bancshares, Inc.	49,875	752,115
JPMorgan Chase & Co.	151,427	21,108,924
KeyCorp	48,083	973,200
M&T Bank Corp.	6,459	1,096,415
PacWest Bancorp	5,550	212,398
People’s United Financial, Inc.	21,060	355,914
Pinnacle Financial Partners, Inc.	3,600	230,400
PNC Financial Services Group, Inc. (The)	21,339	3,406,345
Popular, Inc.	4,482	263,317
Prosperity Bancshares, Inc.	3,900	280,371
Regions Financial Corp.	47,818	820,557
Signature Bank	1,300	177,593
Sterling Bancorp	9,600	202,368
SVB Financial Group*	2,350	589,944
Synovus Financial Corp.	6,491	254,447
TCF Financial Corp.	7,311	342,155
Texas Capital Bancshares, Inc.*	2,400	136,248
Truist Financial Corp.	64,168	3,613,942
Umpqua Holdings Corp.	10,550	186,735
US Bancorp	68,650	4,070,258
Webster Financial Corp.	4,350	232,116
Wells Fargo & Co.	185,045	9,955,421
Western Alliance Bancorp	4,050	230,850

See Notes to Financial Statements.

1170

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EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Wintrust Financial Corp.	2,700	$191,430
Zions Bancorp NA	8,318	431,871

		78,487,028

Capital Markets (3.7%)
Affiliated Managers Group, Inc.	2,450	207,613
Ameriprise Financial, Inc.	5,460	909,527
Bank of New York Mellon Corp. (The)	40,199	2,023,216
BGC Partners, Inc., Class A	13,850	82,269
BlackRock, Inc.	5,714	2,872,428
Cboe Global Markets, Inc.	4,000	480,000
Charles Schwab Corp. (The)	22,500	1,070,100
CME Group, Inc.	17,050	3,422,276
E*TRADE Financial Corp.	9,372	425,208
Eaton Vance Corp.	5,350	249,791
Evercore, Inc., Class A	1,250	93,450
Franklin Resources, Inc.	13,400	348,132
Goldman Sachs Group, Inc. (The)	15,577	3,581,620
Interactive Brokers Group, Inc., Class A	2,519	117,436
Intercontinental Exchange, Inc.	16,035	1,484,039
Invesco Ltd.	18,831	338,581
Janus Henderson Group plc	7,650	187,043
Lazard Ltd., Class A	3,100	123,876
Legg Mason, Inc.	4,026	144,574
Morgan Stanley	56,967	2,912,153
Nasdaq, Inc.	5,574	596,975
Northern Trust Corp.	9,431	1,001,949
Raymond James Financial, Inc.	4,542	406,327
SEI Investments Co.	3,250	212,810
State Street Corp.	17,828	1,410,195
T. Rowe Price Group, Inc.	7,900	962,536
TD Ameritrade Holding Corp.	1,650	82,005
Virtu Financial, Inc., Class A	1,350	21,586

		25,767,715

Consumer Finance (1.0%)
Ally Financial, Inc.	18,700	571,472
American Express Co.	14,550	1,811,330
Capital One Financial Corp.	22,430	2,308,271
Credit Acceptance Corp.*	100	44,233
Discover Financial Services	9,869	837,089
Navient Corp.	9,689	132,546
OneMain Holdings, Inc.	3,100	130,665
Santander Consumer USA Holdings, Inc.	4,900	114,513
SLM Corp.	20,339	181,220
Synchrony Financial	23,143	833,379

		6,964,718

Diversified Financial Services (3.2%)
AXA Equitable Holdings, Inc.‡	19,800	490,644
Berkshire Hathaway, Inc., Class B*	93,898	21,267,897
Jefferies Financial Group, Inc.	12,613	269,540
Voya Financial, Inc.	6,200	378,076

		22,406,157

Insurance (4.3%)
Aflac, Inc.	35,380	1,871,602
Alleghany Corp.*	630	503,729
Allstate Corp. (The)	15,788	1,775,361
American Financial Group, Inc.	3,541	388,271
American International Group, Inc.	41,706	2,140,769
American National Insurance Co.	382	44,954
Arch Capital Group Ltd.*	15,803	677,791
Arthur J Gallagher & Co.	6,950	661,848
Assurant, Inc.	2,961	388,128
Assured Guaranty Ltd.	4,554	223,237
Athene Holding Ltd., Class A*	4,150	195,174
Axis Capital Holdings Ltd.	3,556	211,369
Brighthouse Financial, Inc.*	5,248	205,879
Brown & Brown, Inc.	10,570	417,304
Chubb Ltd.	21,836	3,398,992
Cincinnati Financial Corp.	7,306	768,226
CNA Financial Corp.	1,310	58,701
Erie Indemnity Co., Class A	400	66,400
Everest Re Group Ltd.	1,362	377,056
Fidelity National Financial, Inc.	12,588	570,866
First American Financial Corp.	5,150	300,348
Globe Life, Inc.	5,212	548,563
Hanover Insurance Group, Inc. (The)	1,859	254,069
Hartford Financial Services Group, Inc. (The)	17,199	1,045,183
Kemper Corp.	2,400	186,000
Lincoln National Corp.	9,514	561,421
Loews Corp.	12,485	655,338
Markel Corp.*	639	730,486
Marsh & McLennan Cos., Inc.	3,000	334,230
Mercury General Corp.	1,224	59,645
MetLife, Inc.	37,980	1,935,841
Old Republic International Corp.	13,434	300,518
Primerica, Inc.	550	71,808
Principal Financial Group, Inc.	13,184	725,120
Progressive Corp. (The)	18,800	1,360,932
Prudential Financial, Inc.	19,411	1,819,587
Reinsurance Group of America, Inc.	3,003	489,669
RenaissanceRe Holdings Ltd.	1,301	255,022
Travelers Cos., Inc. (The)	10,575	1,448,246
Unum Group	9,939	289,821
White Mountains Insurance Group Ltd.	185	206,369
Willis Towers Watson plc	6,200	1,252,028
WR Berkley Corp.	6,896	476,514

		30,252,415

Mortgage Real Estate Investment Trusts (REITs) (0.3%)
AGNC Investment Corp. (REIT)	26,150	462,332
Annaly Capital Management, Inc. (REIT)	69,695	656,527
Chimera Investment Corp. (REIT)	8,908	183,148
MFA Financial, Inc. (REIT)	21,450	164,093
New Residential Investment Corp. (REIT)	19,800	318,978
Starwood Property Trust, Inc. (REIT)	12,950	321,937
Two Harbors Investment Corp. (REIT)	12,900	188,598

		2,295,613

See Notes to Financial Statements.

1171

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EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Thrifts & Mortgage Finance (0.1%)
MGIC Investment Corp.	16,900	$239,473
New York Community Bancorp, Inc.	21,645	260,173
TFS Financial Corp. (x)	2,293	45,126

		544,772

Total Financials		166,718,418

Health Care (12.9%)
Biotechnology (1.2%)
Agios Pharmaceuticals, Inc.*	2,200	105,050
Alexion Pharmaceuticals, Inc.*	2,550	275,782
Alkermes plc*	7,450	151,980
Alnylam Pharmaceuticals, Inc.*	800	92,136
Amgen, Inc.	2,350	566,514
Biogen, Inc.*	5,850	1,735,871
Bluebird Bio, Inc. (x)*	2,650	232,538
Exelixis, Inc.*	8,450	148,889
Gilead Sciences, Inc.	52,400	3,404,952
Moderna, Inc. (x)*	879	17,193
Regeneron Pharmaceuticals, Inc.*	3,150	1,182,762
United Therapeutics Corp.*	2,050	180,564

		8,094,231

Health Care Equipment & Supplies (3.5%)
Abbott Laboratories	46,826	4,067,306
Baxter International, Inc.	12,223	1,022,087
Becton Dickinson and Co.	11,800	3,209,246
Cantel Medical Corp.	750	53,175
Cooper Cos., Inc. (The)	2,026	650,934
Danaher Corp.	29,050	4,458,594
Dentsply Sirona, Inc.	10,600	599,854
Envista Holdings Corp.*	1,948	57,739
Hill-Rom Holdings, Inc.	1,555	176,539
Hologic, Inc.*	2,500	130,525
ICU Medical, Inc.*	650	121,628
Integra LifeSciences Holdings Corp.*	3,400	198,152
Medtronic plc	64,453	7,312,193
STERIS plc	3,800	579,196
West Pharmaceutical Services, Inc.	850	127,781
Zimmer Biomet Holdings, Inc.	9,859	1,475,695

		24,240,644

Health Care Providers & Services (2.5%)
Acadia Healthcare Co., Inc. (x)*	4,150	137,863
Anthem, Inc.	8,776	2,650,615
Cardinal Health, Inc.	14,228	719,652
Centene Corp.*	3,228	202,944
Cigna Corp.	12,463	2,548,559
Covetrus, Inc. (x)*	4,620	60,984
CVS Health Corp.	62,332	4,630,644
DaVita, Inc.*	5,800	435,174
Encompass Health Corp.	2,300	159,321
HCA Healthcare, Inc.	5,200	768,612
Henry Schein, Inc.*	6,150	410,328
Humana, Inc.	3,732	1,367,853
Laboratory Corp. of America Holdings*	4,430	749,423
McKesson Corp.	7,900	1,092,728
MEDNAX, Inc.*	3,900	108,381
Molina Healthcare, Inc.*	650	88,199
Premier, Inc., Class A*	2,450	92,806
Quest Diagnostics, Inc.	6,460	689,863
Universal Health Services, Inc., Class B	3,800	545,148
WellCare Health Plans, Inc.*	250	82,553

		17,541,650

Health Care Technology (0.0%)
Change Healthcare, Inc. (x)*	1,049	17,193

Life Sciences Tools & Services (0.7%)
Adaptive Biotechnologies Corp. (x)*	133	3,979
Agilent Technologies, Inc.	13,400	1,143,154
Avantor, Inc.*	3,208	58,225
Bio-Rad Laboratories, Inc., Class A*	1,060	392,232
IQVIA Holdings, Inc.*	4,950	764,825
PerkinElmer, Inc.	4,115	399,567
QIAGEN NV*	10,511	355,272
Thermo Fisher Scientific, Inc.	6,145	1,996,326

		5,113,580

Pharmaceuticals (5.0%)
Allergan plc	15,800	3,020,486
Bristol-Myers Squibb Co.	46,300	2,971,997
Catalent, Inc.*	6,850	385,655
Elanco Animal Health, Inc.*	17,907	527,361
Horizon Therapeutics plc*	7,700	278,740
Jazz Pharmaceuticals plc*	300	44,784
Johnson & Johnson	108,302	15,798,013
Merck & Co., Inc.	6,372	579,533
Mylan NV*	24,600	494,460
Nektar Therapeutics*	6,800	146,778
Perrigo Co. plc	5,950	307,377
Pfizer, Inc.	267,000	10,461,060

		35,016,244

Total Health Care		90,023,542

Industrials (9.6%)
Aerospace & Defense (1.8%)
Arconic, Inc.	18,743	576,722
BWX Technologies, Inc.	1,150	71,392
Curtiss-Wright Corp.	2,050	288,824
General Dynamics Corp.	11,453	2,019,737
Hexcel Corp.	250	18,328
Huntington Ingalls Industries, Inc.	400	100,352
L3Harris Technologies, Inc.	5,244	1,037,630
Raytheon Co.	5,150	1,131,661
Spirit AeroSystems Holdings, Inc., Class A	500	36,440
Teledyne Technologies, Inc.*	1,750	606,445
Textron, Inc.	10,989	490,109
TransDigm Group, Inc.	450	252,000
United Technologies Corp.	38,901	5,825,814

		12,455,454

Air Freight & Logistics (0.3%)
CH Robinson Worldwide, Inc.	1,500	117,300
Expeditors International of Washington, Inc.	2,350	183,347

See Notes to Financial Statements.

1172

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
FedEx Corp.	11,600	$1,754,036
XPO Logistics, Inc.*	1,850	147,445

		2,202,128

Airlines (0.5%)
Alaska Air Group, Inc.	3,150	213,412
American Airlines Group, Inc.	17,100	490,428
Copa Holdings SA, Class A	1,500	162,120
Delta Air Lines, Inc.	22,300	1,304,104
JetBlue Airways Corp.*	12,850	240,552
Southwest Airlines Co.	9,300	502,014
United Airlines Holdings, Inc.*	8,750	770,788

		3,683,418

Building Products (0.5%)
Allegion plc	1,100	136,994
AO Smith Corp.	5,350	254,874
Fortune Brands Home & Security, Inc.	4,550	297,297
Johnson Controls International plc	38,132	1,552,354
Lennox International, Inc.	150	36,595
Masco Corp.	13,750	659,863
Owens Corning	5,168	336,540
Resideo Technologies, Inc.*	5,866	69,981

		3,344,498

Commercial Services & Supplies (0.3%)
ADT, Inc. (x)	5,200	41,236
Clean Harbors, Inc.*	2,450	210,087
IAA, Inc.*	500	23,530
KAR Auction Services, Inc.	500	10,895
Republic Services, Inc.	9,582	858,835
Stericycle, Inc.*	4,250	271,193
Waste Management, Inc.	4,449	507,008

		1,922,784

Construction & Engineering (0.2%)
AECOM*	7,444	321,060
Fluor Corp.	6,600	124,608
Jacobs Engineering Group, Inc.	6,328	568,444
Quanta Services, Inc.	5,214	212,262
Valmont Industries, Inc.	1,050	157,269

		1,383,643

Electrical Equipment (0.7%)
Acuity Brands, Inc.	1,400	193,200
AMETEK, Inc.	2,250	224,415
Eaton Corp. plc	20,224	1,915,617
Emerson Electric Co.	26,800	2,043,768
GrafTech International Ltd. (x)	2,900	33,698
Hubbell, Inc.	1,190	175,906
nVent Electric plc	7,186	183,818
Regal Beloit Corp.	1,952	167,111
Sensata Technologies Holding plc*	4,400	237,028

		5,174,561

Industrial Conglomerates (1.5%)
3M Co.	6,350	1,120,267
Carlisle Cos., Inc.	379	61,337
General Electric Co.	415,318	4,634,949
Honeywell International, Inc.	17,650	3,124,050
Roper Technologies, Inc.	4,200	1,487,766

		10,428,369

Machinery (2.3%)
AGCO Corp.	3,071	237,235
Caterpillar, Inc.	24,150	3,566,472
Colfax Corp.*	4,350	158,253
Crane Co.	2,391	206,535
Cummins, Inc.	7,400	1,324,304
Deere & Co.	13,650	2,364,999
Dover Corp.	3,923	452,165
Flowserve Corp.	4,900	243,873
Fortive Corp.	10,922	834,332
Gardner Denver Holdings, Inc.*	6,250	229,250
Gates Industrial Corp. plc*	2,100	28,896
IDEX Corp.	1,810	311,320
Ingersoll-Rand plc	681	90,519
ITT, Inc.	4,200	310,422
Lincoln Electric Holdings, Inc.	150	14,509
Nordson Corp.	250	40,710
Oshkosh Corp.	3,250	307,612
PACCAR, Inc.	16,200	1,281,420
Parker-Hannifin Corp.	6,166	1,269,086
Pentair plc	7,986	366,318
Snap-on, Inc.	2,650	448,910
Stanley Black & Decker, Inc.	7,318	1,212,885
Timken Co. (The)	3,216	181,093
Trinity Industries, Inc.	5,006	110,883
WABCO Holdings, Inc.*	400	54,200
Westinghouse Air Brake Technologies Corp.	6,204	482,671
Woodward, Inc.	500	59,220

		16,188,092

Marine (0.0%)
Kirby Corp.*	2,850	255,160

Professional Services (0.2%)
Equifax, Inc.	900	126,108
IHS Markit Ltd.*	7,050	531,217
ManpowerGroup, Inc.	2,867	278,386
Nielsen Holdings plc	14,830	301,049

		1,236,760

Road & Rail (1.1%)
AMERCO	450	169,119
CSX Corp.	23,350	1,689,606
JB Hunt Transport Services, Inc.	2,800	326,984
Kansas City Southern	4,850	742,826
Knight-Swift Transportation Holdings, Inc.	5,900	211,456
Landstar System, Inc.	200	22,774
Lyft, Inc., Class A*	8,225	353,840
Norfolk Southern Corp.	11,101	2,155,037
Old Dominion Freight Line, Inc.	1,850	351,093
Ryder System, Inc.	2,459	133,548
Schneider National, Inc., Class B	2,650	57,823
Uber Technologies, Inc.*	41,023	1,220,024

		7,434,130

See Notes to Financial Statements.

1173

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Trading Companies & Distributors (0.2%)
Air Lease Corp.	4,600	$218,592
Fastenal Co.	2,600	96,070
HD Supply Holdings, Inc.*	8,100	325,782
MSC Industrial Direct Co., Inc., Class A	2,100	164,787
United Rentals, Inc.*	1,100	183,447
Univar Solutions, Inc.*	7,550	183,012
Watsco, Inc.	1,550	279,233
WESCO International, Inc.*	1,942	115,335

		1,566,258

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	3,500	149,940

Total Industrials		67,425,195

Information Technology (6.2%)
Communications Equipment (0.2%)
Ciena Corp.*	7,400	315,906
CommScope Holding Co., Inc.*	9,050	128,420
EchoStar Corp., Class A*	2,259	97,837
F5 Networks, Inc.*	200	27,930
Juniper Networks, Inc.	16,300	401,469
Motorola Solutions, Inc.	2,100	338,394
ViaSat, Inc.*	2,650	193,967

		1,503,923

Electronic Equipment, Instruments & Components (0.5%)
Arrow Electronics, Inc.*	3,945	334,299
Avnet, Inc.	4,858	206,174
Coherent, Inc.*	1,150	191,302
Corning, Inc.	25,317	736,978
Dolby Laboratories, Inc., Class A	2,600	178,880
FLIR Systems, Inc.	5,900	307,213
IPG Photonics Corp.*	1,600	231,872
Jabil, Inc.	5,518	228,059
Littelfuse, Inc.	1,150	219,995
National Instruments Corp.	5,800	245,572
SYNNEX Corp.	2,000	257,600
Trimble, Inc.*	9,900	412,731

		3,550,675

IT Services (1.2%)
Akamai Technologies, Inc.*	650	56,147
Alliance Data Systems Corp.	1,700	190,740
Amdocs Ltd.	6,471	467,141
CACI International, Inc., Class A*	1,200	299,988
Cognizant Technology Solutions Corp., Class A	24,350	1,510,187
CoreLogic, Inc.*	3,635	158,886
DXC Technology Co.	12,500	469,875
Fidelity National Information Services, Inc.	11,413	1,587,434
International Business Machines Corp.	16,800	2,251,872
Jack Henry & Associates, Inc.	450	65,551
Leidos Holdings, Inc.	6,550	641,180
Sabre Corp.	10,800	242,352
VeriSign, Inc.*	1,600	308,288
Western Union Co. (The) (x)	15,850	424,463

		8,674,104

Semiconductors & Semiconductor Equipment (3.5%)
Analog Devices, Inc.	15,300	1,818,252
Applied Materials, Inc.	20,750	1,266,580
Cree, Inc.*	4,650	214,597
Cypress Semiconductor Corp.	17,600	410,608
First Solar, Inc.*	3,950	221,042
Intel Corp.	212,811	12,736,738
Lam Research Corp.	900	263,160
Marvell Technology Group Ltd.	31,400	833,984
Maxim Integrated Products, Inc.	8,050	495,156
Microchip Technology, Inc. (x)	8,050	842,996
Micron Technology, Inc.*	53,079	2,854,589
MKS Instruments, Inc.	2,600	286,026
ON Semiconductor Corp.*	19,500	475,410
Qorvo, Inc.*	5,600	650,888
Skyworks Solutions, Inc.	7,800	942,864

		24,312,890

Software (0.3%)
2U, Inc.*	1,650	39,584
Autodesk, Inc.*	2,450	449,477
Cerence, Inc.*	1,643	37,181
Ceridian HCM Holding, Inc.*	750	50,910
Citrix Systems, Inc.	650	72,085
Dynatrace, Inc.*	227	5,743
LogMeIn, Inc.	2,350	201,489
Medallia, Inc. (x)*	40	1,244
NortonLifeLock, Inc.	27,700	706,904
Nuance Communications, Inc.*	13,650	243,379
SolarWinds Corp.*	1,434	26,601
SS&C Technologies Holdings, Inc.	1,000	61,400

		1,895,997

Technology Hardware, Storage & Peripherals (0.5%)
Dell Technologies, Inc., Class C*	1,997	102,626
Hewlett Packard Enterprise Co.	64,200	1,018,212
HP, Inc.	68,550	1,408,703
Western Digital Corp.	13,969	886,612
Xerox Holdings Corp.	8,725	321,691

		3,737,844

Total Information Technology		43,675,433

Materials (4.3%)
Chemicals (3.0%)
Air Products & Chemicals, Inc.	9,100	2,138,409
Albemarle Corp.	5,025	367,026
Ashland Global Holdings, Inc.	2,867	219,412
Axalta Coating Systems Ltd.*	6,750	205,200
Cabot Corp.	2,635	125,215
Celanese Corp.	5,900	726,408
CF Industries Holdings, Inc.	9,350	446,369
Chemours Co. (The)	7,750	140,197
Corteva, Inc.	35,970	1,063,273
Dow, Inc.	35,870	1,963,165
DuPont de Nemours, Inc.	35,919	2,306,000
Eastman Chemical Co.	6,550	519,153
Element Solutions, Inc.*	6,600	77,088
FMC Corp.	6,300	628,866
Huntsman Corp.	10,501	253,704
International Flavors & Fragrances, Inc. (x)	5,150	664,453

See Notes to Financial Statements.

1174

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EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Linde plc	26,050	$5,546,045
LyondellBasell Industries NV, Class A	12,750	1,204,620
Mosaic Co. (The)	16,800	363,552
NewMarket Corp.	22	10,703
Olin Corp.	7,800	134,550
PPG Industries, Inc.	7,650	1,021,199
RPM International, Inc.	5,050	387,638
Valvoline, Inc.	8,930	191,191
Westlake Chemical Corp.	1,686	118,273

		20,821,709

Construction Materials (0.1%)
Eagle Materials, Inc.	350	31,731
Martin Marietta Materials, Inc.	2,100	587,244
Vulcan Materials Co.	532	76,603

		695,578

Containers & Packaging (0.5%)
AptarGroup, Inc.	1,799	208,000
Ardagh Group SA	850	16,643
Avery Dennison Corp.	250	32,705
Berry Global Group, Inc.*	3,800	180,462
Crown Holdings, Inc.*	2,650	192,231
Graphic Packaging Holding Co.	14,000	233,100
International Paper Co.	18,775	864,589
O-I Glass, Inc.	7,400	88,282
Packaging Corp. of America	4,500	503,955
Sealed Air Corp.	6,900	274,827
Silgan Holdings, Inc.	3,700	114,996
Sonoco Products Co.	4,682	288,973
Westrock Co.	12,139	520,885

		3,519,648

Metals & Mining (0.7%)
Alcoa Corp.*	8,831	189,955
Freeport-McMoRan, Inc.	69,400	910,528
Newmont Goldcorp Corp.	39,116	1,699,590
Nucor Corp.	14,570	820,000
Reliance Steel & Aluminum Co.	3,109	372,334
Royal Gold, Inc.	2,150	262,837
Southern Copper Corp.	1,050	44,604
Steel Dynamics, Inc.	10,001	340,434
United States Steel Corp. (x)	8,224	93,836

		4,734,118

Paper & Forest Products (0.0%)
Domtar Corp.	2,996	114,567

Total Materials		29,885,620

Real Estate (5.1%)
Equity Real Estate Investment Trusts (REITs) (4.9%)
Alexandria Real Estate Equities, Inc. (REIT)	5,392	871,239
American Campus Communities, Inc. (REIT)	6,450	303,343
American Homes 4 Rent (REIT), Class A	6,950	182,159
Apartment Investment & Management Co. (REIT), Class A	7,067	365,011
Apple Hospitality REIT, Inc. (REIT)	10,050	163,312
AvalonBay Communities, Inc. (REIT)	6,707	1,406,458
Boston Properties, Inc. (REIT)	7,429	1,024,162
Brandywine Realty Trust (REIT)	8,253	129,985
Brixmor Property Group, Inc. (REIT)	14,150	305,781
Camden Property Trust (REIT)	4,488	476,177
Colony Capital, Inc. (REIT)	21,593	102,567
Columbia Property Trust, Inc. (REIT)	5,550	116,050
CoreSite Realty Corp. (REIT)	400	44,848
Corporate Office Properties Trust (REIT)	5,267	154,744
Cousins Properties, Inc. (REIT)	6,900	284,280
CubeSmart LP (REIT)	9,200	289,616
CyrusOne, Inc. (REIT)	5,350	350,050
Digital Realty Trust, Inc. (REIT)	10,000	1,197,400
Douglas Emmett, Inc. (REIT)	7,899	346,766
Duke Realty Corp. (REIT)	17,152	594,660
Empire State Realty Trust, Inc. (REIT), Class A	7,000	97,720
EPR Properties (REIT)	3,700	261,368
Equity Commonwealth (REIT)	5,667	186,048
Equity Residential (REIT)	17,509	1,416,828
Essex Property Trust, Inc. (REIT)	3,180	956,735
Extra Space Storage, Inc. (REIT)	1,150	121,463
Federal Realty Investment Trust (REIT)	3,600	463,428
Gaming and Leisure Properties, Inc. (REIT)	9,600	413,280
Healthcare Trust of America, Inc. (REIT), Class A	9,750	295,230
Healthpeak Properties, Inc. (REIT)	23,491	809,735
Highwoods Properties, Inc. (REIT)	4,800	234,768
Host Hotels & Resorts, Inc. (REIT)	34,590	641,645
Hudson Pacific Properties, Inc. (REIT)	7,200	271,080
Invitation Homes, Inc. (REIT)	25,600	767,232
Iron Mountain, Inc. (REIT)	12,050	384,034
JBG SMITH Properties (REIT)	5,828	232,479
Kilroy Realty Corp. (REIT)	4,750	398,525
Kimco Realty Corp. (REIT)	19,283	399,351
Liberty Property Trust (REIT)	7,472	448,694
Life Storage, Inc. (REIT)	2,250	243,630
Macerich Co. (The) (REIT) (x)	6,670	179,556
Medical Properties Trust, Inc. (REIT)	23,500	496,085
Mid-America Apartment Communities, Inc. (REIT)	5,459	719,824
National Retail Properties, Inc. (REIT)	7,750	415,555
Omega Healthcare Investors, Inc. (REIT)	10,150	429,853
Outfront Media, Inc. (REIT)	5,731	153,705
Paramount Group, Inc. (REIT)	9,550	132,936
Park Hotels & Resorts, Inc. (REIT)	11,357	293,806
Prologis, Inc. (REIT)	30,126	2,685,432
Public Storage (REIT)	1,750	372,680
Rayonier, Inc. (REIT)	6,200	203,112
Realty Income Corp. (REIT)	15,226	1,121,090
Regency Centers Corp. (REIT)	7,975	503,143
Retail Properties of America, Inc. (REIT), Class A	10,200	136,680

See Notes to Financial Statements.

1175

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Service Properties Trust (REIT)	7,791	$189,555
Simon Property Group, Inc. (REIT)	1,700	253,232
SITE Centers Corp. (REIT)	6,606	92,616
SL Green Realty Corp. (REIT)	3,920	360,170
Spirit Realty Capital, Inc. (REIT)	4,230	208,031
STORE Capital Corp. (REIT)	10,050	374,262
Sun Communities, Inc. (REIT)	3,200	480,320
Taubman Centers, Inc. (REIT)	2,700	83,943
UDR, Inc. (REIT)	13,112	612,330
Ventas, Inc. (REIT)	17,836	1,029,851
VEREIT, Inc. (REIT)	50,500	466,620
VICI Properties, Inc. (REIT) (x)	22,050	563,378
Vornado Realty Trust (REIT)	8,206	545,699
Weingarten Realty Investors (REIT)	5,702	178,130
Welltower, Inc. (REIT)	19,420	1,588,168
Weyerhaeuser Co. (REIT)	35,621	1,075,754
WP Carey, Inc. (REIT)	8,111	649,204

		34,346,601

Real Estate Management & Development (0.2%)
CBRE Group, Inc., Class A*	10,050	615,964
Howard Hughes Corp. (The)*	1,347	170,800
Jones Lang LaSalle, Inc.	2,200	382,998

		1,169,762

Total Real Estate		35,516,363

Utilities (6.5%)
Electric Utilities (3.9%)
Alliant Energy Corp.	11,286	617,570
American Electric Power Co., Inc.	23,704	2,240,265
Avangrid, Inc.	2,600	133,016
Duke Energy Corp.	34,993	3,191,712
Edison International	16,726	1,261,308
Entergy Corp.	9,519	1,140,376
Evergy, Inc.	11,218	730,180
Eversource Energy	15,567	1,324,285
Exelon Corp.	46,503	2,120,072
FirstEnergy Corp.	25,463	1,237,502
Hawaiian Electric Industries, Inc.	5,104	239,173
IDACORP, Inc.	2,400	256,320
NextEra Energy, Inc.	22,984	5,565,805
OGE Energy Corp.	9,484	421,753
PG&E Corp.*	25,359	275,652
Pinnacle West Capital Corp.	5,401	485,712
PPL Corp.	34,574	1,240,515
Southern Co. (The)	49,896	3,178,375
Xcel Energy, Inc.	24,669	1,566,235

		27,225,826

Gas Utilities (0.2%)
Atmos Energy Corp.	5,577	623,843
National Fuel Gas Co.	3,894	181,227
UGI Corp.	9,937	448,755

		1,253,825

Independent Power and Renewable Electricity Producers (0.2%)
AES Corp.	31,786	632,541
NRG Energy, Inc.	11,994	476,762
Vistra Energy Corp.	20,300	466,697

		1,576,000

Multi-Utilities (2.0%)
Ameren Corp.	11,675	896,640
CenterPoint Energy, Inc.	24,032	655,353
CMS Energy Corp.	13,520	849,597
Consolidated Edison, Inc.	15,977	1,445,439
Dominion Energy, Inc.	38,399	3,180,205
DTE Energy Co.	8,801	1,142,986
MDU Resources Group, Inc.	9,346	277,670
NiSource, Inc.	17,822	496,164
Public Service Enterprise Group, Inc.	24,158	1,426,530
Sempra Energy	13,209	2,000,899
WEC Energy Group, Inc.	15,086	1,391,382

		13,762,865

Water Utilities (0.2%)
American Water Works Co., Inc.	8,683	1,066,706
Aqua America, Inc.	10,271	482,121

		1,548,827

Total Utilities		45,367,343

Total Common Stocks (99.2%) (Cost $491,182,037)		693,971,735

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.1%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $733,897, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $748,505. (xx)	$733,828	733,828
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $100,009, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $100,015, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $102,001. (xx)	100,000	100,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $51,271, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $55,823. (xx)	51,266	51,266

Total Repurchase Agreements		985,094

See Notes to Financial Statements.

1176

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Value (Note 1)
Total Short-Term Investments (0.1%) (Cost $985,094)	$985,094

Total Investments in Securities (99.3%) (Cost $492,167,131)	694,956,829
Other Assets Less Liabilities (0.7%)	4,931,103

Net Assets (100%)	$699,887,932

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $4,180,542. This was collateralized by $3,385,755 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $985,094 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Diversified Financial Services
AXA Equitable Holdings, Inc.	19,800	157,985	239,495	—	—	93,164	490,644	7,203	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	17	3/2020	USD	2,746,435	72,279
S&P Midcap 400 E-Mini Index	8	3/2020	USD	1,651,840	36,701

					108,980

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$56,397,441	$—	$—	$56,397,441
Consumer Discretionary	40,867,371	—	—	40,867,371
Consumer Staples	61,213,599	—	—	61,213,599
Energy	56,881,410	—	—	56,881,410
Financials	166,718,418	—	—	166,718,418
Health Care	90,023,542	—	—	90,023,542
Industrials	67,425,195	—	—	67,425,195

See Notes to Financial Statements.

1177

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Information Technology	$43,675,433	$—	$—	$43,675,433
Materials	29,885,620	—	—	29,885,620
Real Estate	35,516,363	—	—	35,516,363
Utilities	45,367,343	—	—	45,367,343
Futures	108,980	—	—	108,980
Short-Term Investments
Repurchase Agreements	—	985,094	—	985,094

Total Assets	$694,080,715	$985,094	$—	$695,065,809

Total Liabilities	$—	$—	$—	$—

Total	$694,080,715	$985,094	$—	$695,065,809

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$108,980	*

Total		$108,980

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$1,188,279	$1,188,279

Total	$1,188,279	$1,188,279

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$397,166	$397,166

Total	$397,166	$397,166

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $6,237,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$105,553,984
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$110,014,251

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$239,862,422
Aggregate gross unrealized depreciation	(39,101,098)

Net unrealized appreciation	$200,761,324

Federal income tax cost of investments in securities and derivative instruments, if applicable	$494,304,485

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $419,747)	$490,644
Unaffiliated Issuers (Cost $490,762,290)	693,481,091
Repurchase Agreements (Cost $985,094)	985,094
Cash	5,272,526
Dividends, interest and other receivables	1,103,737
Due from broker for futures variation margin	189,234
Receivable for Portfolio shares sold	68,204
Securities lending income receivable	3,905
Other assets	2,752

Total assets	701,597,187

LIABILITIES
Payable for return of collateral on securities loaned	985,094
Payable for Portfolio shares redeemed	263,029
Investment management fees payable	202,744
Distribution fees payable – Class IB	130,561
Administrative fees payable	55,777
Distribution fees payable – Class IA	15,568
Trustees’ fees payable	282
Accrued expenses	56,200

Total liabilities	1,709,255

NET ASSETS	$699,887,932

Net assets were comprised of:
Paid in capital	$497,876,478
Total distributable earnings (loss)	202,011,454

Net assets	$699,887,932

Class IA
Net asset value, offering and redemption price per share, $74,512,494 / 8,096,340 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.20

Class IB
Net asset value, offering and redemption price per share, $625,229,765 / 68,187,356 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.17

Class K
Net asset value, offering and redemption price per share, $145,673 / 15,903 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.16

(x)	Includes value of securities on loan of $4,180,542.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($7,203 of dividend income received from affiliates) (net of $1,912 foreign withholding tax)	$17,956,474
Interest	421,612
Securities lending (net)	211,479

Total income	18,589,565

EXPENSES
Investment management fees	2,279,559
Distribution fees – Class IB	1,456,651
Administrative fees	622,332
Distribution fees – Class IA	171,277
Professional fees	62,737
Custodian fees	60,500
Printing and mailing expenses	53,768
Trustees’ fees	20,597
Miscellaneous	65,610

Gross expenses	4,793,031
Less: Voluntary waiver from investment manager	(22,326)

Net expenses	4,770,705

NET INVESTMENT INCOME (LOSS)	13,818,860

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	33,784,694
Futures contracts	1,188,279

Net realized gain (loss)	34,972,973

Change in unrealized appreciation (depreciation) on:
Investments in securities ($93,164 of change in unrealized appreciation (depreciation) from affiliates)	96,979,274
Futures contracts	397,166

Net change in unrealized appreciation (depreciation)	97,376,440

NET REALIZED AND UNREALIZED GAIN (LOSS)	132,349,413

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$146,168,273

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$13,818,860	$12,301,057
Net realized gain (loss)	34,972,973	29,337,687
Net change in unrealized appreciation (depreciation)	97,376,440	(97,770,791)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	146,168,273	(56,132,047)

Distributions to shareholders:
Class IA	(5,389,606)	(3,748,582)
Class IB	(45,361,806)	(35,230,996)
Class K	(10,850)	(8,112)

Total distributions to shareholders	(50,762,262)	(38,987,690)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,711,521 and 690,263 shares, respectively ]	14,987,156	6,251,115
Capital shares issued in reinvestment of dividends and distributions [ 594,284 and 447,549 shares, respectively ]	5,389,606	3,748,582
Capital shares repurchased [ (1,219,133) and (1,173,818) shares, respectively ]	(10,987,646)	(10,760,011)

Total Class IA transactions	9,389,116	(760,314)

Class IB
Capital shares sold [ 5,363,638 and 4,670,014 shares, respectively ]	47,862,461	42,591,224
Capital shares issued in reinvestment of dividends and distributions [ 5,020,257 and 4,221,050 shares, respectively ]	45,361,806	35,230,996
Capital shares repurchased [ (8,214,027) and (9,067,093) shares, respectively ]	(73,675,145)	(82,977,511)

Total Class IB transactions	19,549,122	(5,155,291)

Class K
Capital shares issued in reinvestment of dividends and distributions [ 1,202 and 973 shares, respectively ]	10,850	8,112

Total Class K transactions	10,850	8,112

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	28,949,088	(5,907,493)

TOTAL INCREASE (DECREASE) IN NET ASSETS	124,355,099	(101,027,230)
NET ASSETS:
Beginning of year	575,532,833	676,560,063

End of year	$699,887,932	$575,532,833

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$7.90	$9.26	$8.63	$7.76	$8.51

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.17	0.16	0.15	0.16
Net realized and unrealized gain (loss)	1.83	(0.96)	0.95	1.14	(0.54)

Total from investment operations	2.02	(0.79)	1.11	1.29	(0.38)

Less distributions:
Dividends from net investment income	(0.21)	(0.18)	(0.17)	(0.16)	(0.16)
Distributions from net realized gains	(0.51)	(0.39)	(0.31)	(0.26)	(0.21)

Total dividends and distributions	(0.72)	(0.57)	(0.48)	(0.42)	(0.37)

Net asset value, end of year	$9.20	$7.90	$9.26	$8.63	$7.76

Total return	25.64%	(8.90)%	12.92%	16.57%	(4.46)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$74,512	$55,404	$65,263	$59,200	$57,074
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.74%	0.73%	0.73%	0.73%
Before waivers (f)	0.74%	0.74%	0.73%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.13%	1.89%	1.78%	1.87%	1.90%
Before waivers (f)	2.12%	1.89%	1.78%	1.87%	1.90%
Portfolio turnover rate^	16%	16%	13%	18%	19%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$7.88	$9.23	$8.60	$7.74	$8.49

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.17	0.16	0.15	0.16
Net realized and unrealized gain (loss)	1.82	(0.95)	0.95	1.12	(0.54)

Total from investment operations	2.01	(0.78)	1.11	1.27	(0.38)

Less distributions:
Dividends from net investment income	(0.21)	(0.18)	(0.17)	(0.15)	(0.16)
Distributions from net realized gains	(0.51)	(0.39)	(0.31)	(0.26)	(0.21)

Total dividends and distributions	(0.72)	(0.57)	(0.48)	(0.41)	(0.37)

Net asset value, end of year	$9.17	$7.88	$9.23	$8.60	$7.74

Total return	25.59%	(8.82)%	12.96%	16.47%	(4.47)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$625,230	$520,013	$611,171	$572,415	$506,067
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.74%	0.73%	0.73%	0.73%
Before waivers (f)	0.74%	0.74%	0.73%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.12%	1.89%	1.78%	1.88%	1.86%
Before waivers (f)	2.12%	1.89%	1.78%	1.88%	1.86%
Portfolio turnover rate^	16%	16%	13%	18%	19%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡
Class K	2019	2018	2017	2016
Net asset value, beginning of year	$7.87	$9.22	$8.59	$7.73	$8.49		$8.58

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.20	0.18	0.17	0.13		0.05
Net realized and unrealized gain (loss)	1.82	(0.96)	0.95	1.13	(0.50)		(0.02)

Total from investment operations	2.03	(0.76)	1.13	1.30	(0.37)		0.03

Less distributions:
Dividends from net investment income	(0.23)	(0.20)	(0.19)	(0.18)	(0.18)		—
Distributions from net realized gains	(0.51)	(0.39)	(0.31)	(0.26)	(0.21)		—

Total dividends and distributions	(0.74)	(0.59)	(0.50)	(0.44)	(0.39)		—

Net asset value, end of year	$9.16	$7.87	$9.22	$8.59	$7.73		$8.61

Total return (b)	25.91%	(8.59)%	13.24%	16.79%	(4.34)%		0.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$146	$116	$127	$112	$96		$—
Ratio of expenses to average net assets:
After waivers (a)(f)	0.48%	0.49%	0.48%	0.48%	0.48%		0.48%
Before waivers (a)(f)	0.49%	0.49%	0.48%	0.48%	0.48%		0.48%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.37%	2.15%	2.03%	2.13%	2.36	%(l)	1.73	%(l)
Before waivers (a)(f)	2.37%	2.15%	2.03%	2.13%	2.36	%(l)	1.73	%(l)
Portfolio turnover rate^	16%	16%	13%	18%	19%		19%
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	25.45%	7.32%	10.17%
Portfolio – Class IB Shares	25.46	7.32	10.13
Portfolio – Class K Shares*	25.74	7.60	12.26
Volatility Managed Index – Large Cap Value	28.19	9.61	12.16
Russell 1000® Value Index	26.54	8.29	11.80

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.46% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Large Cap Value and the Russell 1000® Value Index, which returned 28.19% and 26.54%, respectively.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 1000® Value Index.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the financials sector contributed to performance relative to the benchmark. Within the financials sector, not owning shares of insurance and investment firm Berkshire Hathaway, Inc. aided relative returns.

•	An underweight allocation to the energy sector and integrated oil and gas company Exxon Mobil Corp. within the sector benefited relative returns.

•	An information technology overweight was beneficial, including holding Apple, Inc. and Microsoft Corp.

What hurt performance during the year:

•	Consumer discretionary stock selection detracted from relative performance for the period.

•

In the communication services sector, underweighting strong-performing telecommunication services provider AT&T, Inc. held back relative returns as the stock outperformed the benchmark during the reporting period.

•	Elsewhere, underweighting shares of financial services firm Bank of America Corp. and overweighting shares of network equipment company Cisco Systems, Inc. impacted relative results.

•	Additionally, an underweight position in household products maker The Procter & Gamble Co. detracted from relative performance.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark.

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

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Sector Weightings as of December 31, 2019	% of Net Assets
Financials	20.7%
Health Care	12.2
Industrials	8.7
Information Technology	7.8
Consumer Staples	7.4
Communication Services	6.8
Energy	6.3
Consumer Discretionary	5.3
Utilities	5.1
Exchange Traded Funds	5.0
Materials	3.4
Real Estate	3.3
Investment Company	2.3
Repurchase Agreements	0.3
Cash and Other	5.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,088.50	$4.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.93	4.32
Class IB
Actual	1,000.00	1,088.20	4.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.93	4.32
Class K
Actual	1,000.00	1,089.80	3.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.19	3.04

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.85%, 0.85% and 0.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (6.8%)
Diversified Telecommunication Services (2.9%)
AT&T, Inc.	1,381,254	$53,979,406
CenturyLink, Inc.	193,238	2,552,674
GCI Liberty, Inc., Class A*	17,350	1,229,248
Verizon Communications, Inc.	1,149,941	70,606,377

		128,367,705

Entertainment (1.3%)
Activision Blizzard, Inc.	127,300	7,564,166
Cinemark Holdings, Inc.	18,950	641,457
Electronic Arts, Inc.*	5,000	537,550
Liberty Media Corp.-Liberty Formula One, Class A*	4,400	192,632
Liberty Media Corp.-Liberty Formula One, Class C*	34,950	1,606,477
Lions Gate Entertainment Corp., Class A (x)*	8,850	94,341
Lions Gate Entertainment Corp., Class B*	20,050	199,097
Madison Square Garden Co. (The), Class A*	3,050	897,279
Take-Two Interactive Software, Inc.*	10,650	1,303,880
Walt Disney Co. (The)	310,302	44,878,978
Zynga, Inc., Class A*	117,589	719,645

		58,635,502

Interactive Media & Services (0.3%)
Alphabet, Inc., Class C*	5,125	6,852,227
Facebook, Inc., Class A*	27,313	5,605,993
IAC/InterActiveCorp*	5,550	1,382,561
TripAdvisor, Inc.	1,750	53,165
Zillow Group, Inc., Class A*	9,900	452,826
Zillow Group, Inc., Class C (x)*	21,850	1,003,789

		15,350,561

Media (2.1%)
Altice USA, Inc., Class A*	35,896	981,397
Charter Communications, Inc., Class A*	19,205	9,315,961
Comcast Corp., Class A	1,235,417	55,556,702
Discovery, Inc., Class A (x)*	27,650	905,261
Discovery, Inc., Class C*	61,937	1,888,459
DISH Network Corp., Class A*	121,221	4,299,709
Fox Corp., Class A	56,189	2,082,926
Fox Corp., Class B	26,049	948,184
Interpublic Group of Cos., Inc. (The)	239,892	5,541,505
John Wiley & Sons, Inc., Class A	7,662	371,760
Liberty Broadband Corp., Class A*	4,364	543,580
Liberty Broadband Corp., Class C*	18,728	2,355,046
Liberty Media Corp.-Liberty SiriusXM, Class A*	14,956	722,973
Liberty Media Corp.-Liberty SiriusXM, Class C*	27,312	1,314,800
New York Times Co. (The), Class A	23,300	749,561
News Corp., Class A	68,132	963,386
News Corp., Class B	21,450	311,240
Nexstar Media Group, Inc., Class A	1,750	205,188
Omnicom Group, Inc.	26,253	2,127,018
Sinclair Broadcast Group, Inc., Class A	650	21,671
ViacomCBS, Inc.	91,083	3,822,754
ViacomCBS, Inc., Class A	1,013	45,453

		95,074,534

Wireless Telecommunication Services (0.2%)
Sprint Corp. (x)*	100,431	523,246
Telephone & Data Systems, Inc.	259,916	6,609,664
T-Mobile US, Inc.*	26,520	2,079,698
United States Cellular Corp.*	2,653	96,118

		9,308,726

Total Communication Services		306,737,028

Consumer Discretionary (5.3%)
Auto Components (0.5%)
Aptiv plc	85,442	8,114,427
BorgWarner, Inc.	36,550	1,585,539
Gentex Corp.	45,352	1,314,301
Goodyear Tire & Rubber Co. (The)	41,200	640,866
Lear Corp.	35,714	4,899,961
Magna International, Inc.	117,260	6,430,538

		22,985,632

Automobiles (0.5%)
Ford Motor Co.	694,620	6,459,966
General Motors Co.	384,946	14,089,024
Harley-Davidson, Inc.	40,363	1,501,100
Thor Industries, Inc. (x)	9,350	694,611

		22,744,701

Distributors (0.1%)
Genuine Parts Co.	24,962	2,651,713
LKQ Corp.*	46,700	1,667,190

		4,318,903

Diversified Consumer Services (0.1%)
frontdoor, Inc.*	15,050	713,671
Graham Holdings Co., Class B	776	495,856
Grand Canyon Education, Inc.*	7,600	728,004
H&R Block, Inc.	30,550	717,314
Service Corp. International	20,050	922,902
ServiceMaster Global Holdings, Inc.*	20,350	786,731

		4,364,478

Hotels, Restaurants & Leisure (1.1%)
Aramark	43,330	1,880,522
Caesars Entertainment Corp.*	100,900	1,372,240
Carnival Corp.	70,662	3,591,749

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Choice Hotels International, Inc.	3,350	$346,490
Dunkin’ Brands Group, Inc.	900	67,986
Extended Stay America, Inc.	33,250	494,095
Hilton Grand Vacations, Inc.*	13,100	450,509
Hyatt Hotels Corp., Class A	6,542	586,883
International Game Technology plc	17,350	259,730
Las Vegas Sands Corp.	31,450	2,171,308
McDonald’s Corp.	114,400	22,606,584
MGM Resorts International	82,012	2,728,539
Norwegian Cruise Line Holdings Ltd.*	30,282	1,768,772
Papa John’s International, Inc.	8,000	505,200
Royal Caribbean Cruises Ltd.	30,486	4,070,186
Six Flags Entertainment Corp.	12,750	575,152
Starbucks Corp.	45,711	4,018,911
Vail Resorts, Inc.	800	191,864
Wyndham Destinations, Inc.	16,100	832,209
Wyndham Hotels & Resorts, Inc.	11,850	744,298
Wynn Resorts Ltd.	2,950	409,667
Yum China Holdings, Inc.	12,350	592,924
Yum! Brands, Inc.	6,050	609,417

		50,875,235

Household Durables (0.7%)
DR Horton, Inc.	60,315	3,181,616
Garmin Ltd.	25,762	2,513,341
Leggett & Platt, Inc.	23,200	1,179,256
Lennar Corp., Class A	29,258	1,632,304
Lennar Corp., Class B	1,562	69,821
Mohawk Industries, Inc.*	10,587	1,443,855
Newell Brands, Inc.	67,250	1,292,545
PulteGroup, Inc.	117,868	4,573,278
Sony Corp. (ADR)	139,331	9,474,508
Toll Brothers, Inc.	51,972	2,053,414
Whirlpool Corp.	11,022	1,626,076

		29,040,014

Internet & Direct Marketing Retail (0.4%)
Amazon.com, Inc.*	4,596	8,492,672
Booking Holdings, Inc.*	764	1,569,050
eBay, Inc.	69,043	2,493,143
Expedia Group, Inc.	20,926	2,262,937
Qurate Retail, Inc., Class A*	67,911	572,490

		15,390,292

Leisure Products (0.0%)
Brunswick Corp.	15,050	902,699
Mattel, Inc. (x)*	18,900	256,095
Polaris, Inc.	1,100	111,870

		1,270,664

Multiline Retail (0.6%)
Dollar General Corp.	2,750	428,945
Dollar Tree, Inc.*	102,131	9,605,420
Kohl’s Corp.	69,189	3,525,180
Macy’s, Inc.	54,736	930,512
Target Corp.	108,623	13,926,555

		28,416,612

Specialty Retail (1.1%)
Advance Auto Parts, Inc.	9,250	1,481,480
AutoNation, Inc.*	31,697	1,541,425
AutoZone, Inc.*	3,825	4,556,761
Best Buy Co., Inc.	32,311	2,836,906
CarMax, Inc.*	15,550	1,363,268
Dick’s Sporting Goods, Inc.	11,500	569,135
Foot Locker, Inc.	19,305	752,702
Gap, Inc. (The)	103,892	1,836,811
Home Depot, Inc. (The)	95,780	20,916,436
L Brands, Inc.	34,000	616,080
Lowe’s Cos., Inc.	33,646	4,029,445
Michaels Cos., Inc. (The) (x)*	44,941	363,573
O’Reilly Automotive, Inc.*	3,712	1,626,821
Penske Automotive Group, Inc.	6,000	301,320
Ross Stores, Inc.	7,232	841,949
Signet Jewelers Ltd. (x)	52,555	1,142,546
Tiffany & Co.	21,400	2,860,110
Urban Outfitters, Inc.*	12,100	336,017
Williams-Sonoma, Inc.	17,729	1,302,018

		49,274,803

Textiles, Apparel & Luxury Goods (0.2%)
Capri Holdings Ltd.*	37,854	1,444,130
Carter’s, Inc.	4,350	475,629
Columbia Sportswear Co.	1,800	180,342
Hanesbrands, Inc. (x)	117,688	1,747,667
PVH Corp.	13,182	1,386,087
Ralph Lauren Corp.	9,050	1,060,841
Skechers U.S.A., Inc., Class A*	39,673	1,713,477
Tapestry, Inc.	50,900	1,372,773
Under Armour, Inc., Class A (x)*	11,300	244,080
Under Armour, Inc., Class C*	11,700	224,406

		9,849,432

Total Consumer Discretionary		238,530,766

Consumer Staples (7.4%)
Beverages (1.2%)
Brown-Forman Corp., Class A	500	31,385
Brown-Forman Corp., Class B	1,950	131,820
Coca-Cola Co. (The)	216,650	11,991,577
Constellation Brands, Inc., Class A	28,150	5,341,462
Diageo plc	154,615	6,554,721
Keurig Dr Pepper, Inc.	36,150	1,046,543
Molson Coors Brewing Co., Class B	173,532	9,353,375
PepsiCo, Inc.	129,367	17,680,588

		52,131,471

Food & Staples Retailing (1.3%)
Casey’s General Stores, Inc.	4,850	771,102
Grocery Outlet Holding Corp.*	4,733	153,586
Kroger Co. (The)	238,873	6,924,928
Sprouts Farmers Market, Inc.*	11,000	212,850
US Foods Holding Corp.*	73,424	3,075,731
Walgreens Boots Alliance, Inc.	254,230	14,989,401
Walmart, Inc.	288,598	34,296,986

		60,424,584

See Notes to Financial Statements.

1187

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Food Products (1.8%)
Archer-Daniels-Midland Co.	153,136	$7,097,854
Beyond Meat, Inc. (x)*	2,350	177,660
Bunge Ltd.	24,414	1,405,026
Campbell Soup Co.	66,785	3,300,515
Conagra Brands, Inc.	234,320	8,023,117
Danone SA	24,110	1,998,565
Flowers Foods, Inc.	34,450	748,943
General Mills, Inc.	106,350	5,696,106
Hain Celestial Group, Inc. (The)*	16,050	416,578
Hershey Co. (The)	3,250	477,685
Hormel Foods Corp.	49,250	2,221,667
Ingredion, Inc.	11,806	1,097,368
JM Smucker Co. (The)	34,083	3,549,063
Kellogg Co.	173,716	12,014,199
Kraft Heinz Co. (The)	110,750	3,558,397
Lamb Weston Holdings, Inc.	19,206	1,652,292
McCormick & Co., Inc. (Non-Voting)	7,750	1,315,407
Mondelez International, Inc., Class A	252,552	13,910,564
Nestle SA (Registered)	70,265	7,607,322
Pilgrim’s Pride Corp.*	6,000	196,290
Post Holdings, Inc.*	6,300	687,330
Seaboard Corp.	50	212,528
TreeHouse Foods, Inc.*	8,150	395,275
Tyson Foods, Inc., Class A	51,056	4,648,138

		82,407,889

Household Products (1.8%)
Clorox Co. (The)	4,177	641,337
Colgate-Palmolive Co.	161,531	11,119,794
Energizer Holdings, Inc. (x)	11,100	557,442
Kimberly-Clark Corp.	71,753	9,869,625
Procter & Gamble Co. (The)#	449,927	56,195,882
Reckitt Benckiser Group plc	23,824	1,934,145
Spectrum Brands Holdings, Inc.	7,416	476,775

		80,795,000

Personal Products (0.2%)
Coty, Inc., Class A	198,283	2,230,684
Herbalife Nutrition Ltd.*	15,304	729,542
Nu Skin Enterprises, Inc., Class A	9,700	397,506
Unilever NV (NYRS)	58,410	3,356,238

		6,713,970

Tobacco (1.1%)
Altria Group, Inc.	293,510	14,649,084
Philip Morris International, Inc.	415,610	35,364,255

		50,013,339

Total Consumer Staples		332,486,253

Energy (6.3%)
Energy Equipment & Services (0.5%)
Apergy Corp.*	13,669	461,739
Baker Hughes Co.	111,991	2,870,329
Dril-Quip, Inc.*	11,028	517,323
Halliburton Co.	154,500	3,780,615
Helmerich & Payne, Inc.	18,883	857,855
National Oilwell Varco, Inc.	68,355	1,712,293
Patterson-UTI Energy, Inc.	35,299	370,640
RPC, Inc. (x)	166,688	873,445
Schlumberger Ltd.	246,077	9,892,295
Transocean Ltd.*	102,600	705,888

		22,042,422

Oil, Gas & Consumable Fuels (5.8%)
Antero Midstream Corp. (x)	39,900	302,841
Antero Resources Corp.*	46,800	133,380
Apache Corp.	66,676	1,706,239
BP plc (ADR)	334,552	12,625,992
Cabot Oil & Gas Corp.	27,250	474,422
Centennial Resource Development, Inc., Class A*	32,400	149,688
Cheniere Energy, Inc.*	17,500	1,068,725
Chesapeake Energy Corp. (x)*	231,083	190,782
Chevron Corp.	367,188	44,249,826
Cimarex Energy Co.	29,356	1,540,896
Concho Resources, Inc.	35,234	3,085,441
ConocoPhillips	346,183	22,512,280
Continental Resources, Inc.	15,400	528,220
Devon Energy Corp.	71,491	1,856,621
Diamondback Energy, Inc.	23,086	2,143,766
EOG Resources, Inc.	189,052	15,834,996
EQT Corp.	45,052	491,067
Equitrans Midstream Corp. (x)	32,421	433,145
Exxon Mobil Corp.#	793,561	55,374,687
Hess Corp.	105,143	7,024,604
HollyFrontier Corp.	56,953	2,888,087
Kinder Morgan, Inc.	346,518	7,335,786
Kosmos Energy Ltd.	64,100	365,370
Marathon Oil Corp.	328,893	4,466,367
Marathon Petroleum Corp.	263,412	15,870,573
Murphy Oil Corp. (x)	27,272	730,890
Noble Energy, Inc.	84,044	2,087,653
Occidental Petroleum Corp.	158,994	6,552,143
ONEOK, Inc.	49,650	3,757,016
Parsley Energy, Inc., Class A	20,400	385,764
PBF Energy, Inc., Class A	21,068	660,903
Phillips 66	79,719	8,881,494
Pioneer Natural Resources Co.	28,783	4,356,883
Range Resources Corp. (x)	36,737	178,174
Suncor Energy, Inc. (Quotrix Stock Exchange)	106,558	3,495,102
Suncor Energy, Inc. (Toronto Stock Exchange)	114,790	3,762,244
Targa Resources Corp.	40,550	1,655,657
Valero Energy Corp.	106,165	9,942,352
Williams Cos., Inc. (The)	558,958	13,258,484
WPX Energy, Inc.*	74,303	1,020,923

		263,379,483

Total Energy		285,421,905

Financials (20.7%)
Banks (10.1%)
Associated Banc-Corp.	28,384	625,583
Bank of America Corp.	1,765,719	62,188,623
Bank of Hawaii Corp.	7,128	678,300

See Notes to Financial Statements.

1188

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Bank OZK	21,478	$655,186
BankUnited, Inc.	16,558	605,360
BOK Financial Corp.	5,744	502,026
CIT Group, Inc.	15,358	700,786
Citigroup, Inc.	793,238	63,371,784
Citizens Financial Group, Inc.	79,212	3,216,799
Comerica, Inc.	54,421	3,904,707
Commerce Bancshares, Inc.	18,474	1,255,124
Cullen/Frost Bankers, Inc.	10,017	979,462
East West Bancorp, Inc.	25,679	1,250,567
Fifth Third Bancorp	130,124	4,000,012
First Citizens BancShares, Inc., Class A	1,350	718,483
First Hawaiian, Inc.	23,588	680,514
First Horizon National Corp.	55,242	914,808
First Republic Bank	24,163	2,837,944
FNB Corp.	57,350	728,345
Huntington Bancshares, Inc.	184,751	2,786,045
JPMorgan Chase & Co.	926,514	129,156,053
KeyCorp	178,034	3,603,408
M&T Bank Corp.	23,721	4,026,640
PacWest Bancorp	20,800	796,016
People’s United Financial, Inc.	71,798	1,213,386
Pinnacle Financial Partners, Inc.	13,250	848,000
PNC Financial Services Group, Inc. (The)	121,368	19,373,974
Popular, Inc.	16,840	989,350
Prosperity Bancshares, Inc.	12,050	866,275
Regions Financial Corp.	357,196	6,129,483
Signature Bank	4,867	664,881
Sterling Bancorp	35,850	755,718
SVB Financial Group*	8,550	2,146,392
Synovus Financial Corp.	24,170	947,464
TCF Financial Corp.	27,078	1,267,250
Texas Capital Bancshares, Inc.*	8,850	502,415
Truist Financial Corp.	357,753	20,148,649
Umpqua Holdings Corp.	39,050	691,185
US Bancorp	420,890	24,954,568
Webster Financial Corp.	16,200	864,432
Wells Fargo & Co.	1,417,262	76,248,696
Western Alliance Bancorp	15,250	869,250
Wintrust Financial Corp.	9,950	705,455
Zions Bancorp NA	64,223	3,334,458

		453,703,856

Capital Markets (3.2%)
Affiliated Managers Group, Inc.	8,900	754,186
Ameriprise Financial, Inc.	20,013	3,333,765
Bank of New York Mellon Corp. (The)	227,169	11,433,416
BGC Partners, Inc., Class A	51,450	305,613
BlackRock, Inc.	30,165	15,163,945
Cboe Global Markets, Inc.	14,800	1,776,000
Charles Schwab Corp. (The)	83,400	3,966,504
CME Group, Inc.	62,958	12,636,930
E*TRADE Financial Corp.	180,630	8,195,183
Eaton Vance Corp.	19,800	924,462
Evercore, Inc., Class A	4,450	332,682
Franklin Resources, Inc.	49,900	1,296,402
Goldman Sachs Group, Inc. (The)	108,240	24,887,623
Interactive Brokers Group, Inc., Class A	9,644	449,603
Intercontinental Exchange, Inc.	59,465	5,503,486
Invesco Ltd.	69,957	1,257,827
Janus Henderson Group plc	28,450	695,602
Lazard Ltd., Class A	11,450	457,542
Legg Mason, Inc.	46,246	1,660,694
Moody’s Corp.	15,199	3,608,395
Morgan Stanley	344,031	17,586,865
Nasdaq, Inc.	70,490	7,549,479
Northern Trust Corp.	35,054	3,724,137
Raymond James Financial, Inc.	16,930	1,514,558
SEI Investments Co.	11,950	782,486
State Street Corp.	113,947	9,013,208
T. Rowe Price Group, Inc.	47,826	5,827,120
TD Ameritrade Holding Corp.	6,150	305,655
Virtu Financial, Inc., Class A (x)	5,100	81,549

		145,024,917

Consumer Finance (1.1%)
Ally Financial, Inc.	172,749	5,279,209
American Express Co.	81,066	10,091,906
Capital One Financial Corp.	171,722	17,671,911
Credit Acceptance Corp.*	250	110,583
Discover Financial Services	62,043	5,262,487
Navient Corp.	35,893	491,016
OneMain Holdings, Inc.	66,510	2,803,397
Santander Consumer USA Holdings, Inc.	18,495	432,228
SLM Corp.	75,493	672,643
Synchrony Financial	246,145	8,863,681

		51,679,061

Diversified Financial Services (1.8%)
AXA Equitable Holdings, Inc.‡	52,150	1,292,277
Berkshire Hathaway, Inc., Class B#*	347,721	78,758,807
Jefferies Financial Group, Inc.	46,955	1,003,428
Voya Financial, Inc.	23,111	1,409,309

		82,463,821

Insurance (4.3%)
Aflac, Inc.	130,980	6,928,842
Alleghany Corp.*	2,284	1,826,218
Allstate Corp. (The)	72,080	8,105,396
American Financial Group, Inc.	13,025	1,428,191
American International Group, Inc.	274,994	14,115,442
American National Insurance Co.	1,329	156,397
Aon plc	51,553	10,737,974
Arch Capital Group Ltd.*	58,692	2,517,300
Arthur J Gallagher & Co.	25,650	2,442,650
Assurant, Inc.	10,919	1,431,263
Assured Guaranty Ltd.	17,042	835,399

See Notes to Financial Statements.

1189

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Athene Holding Ltd., Class A*	15,524	$730,094
Axis Capital Holdings Ltd.	13,144	781,279
Brighthouse Financial, Inc.*	19,746	774,636
Brown & Brown, Inc.	39,374	1,554,486
Chubb Ltd.	141,591	22,040,055
Cincinnati Financial Corp.	26,971	2,836,001
CNA Financial Corp.	4,972	222,795
Erie Indemnity Co., Class A	1,500	249,000
Everest Re Group Ltd.	16,197	4,483,977
Fidelity National Financial, Inc.	165,465	7,503,838
First American Financial Corp.	19,350	1,128,492
Globe Life, Inc.	19,221	2,023,010
Hanover Insurance Group, Inc. (The)	7,051	963,660
Hartford Financial Services Group, Inc. (The)	172,994	10,512,845
Kemper Corp.	9,050	701,375
Lincoln National Corp.	94,514	5,577,271
Loews Corp.	46,540	2,442,885
Markel Corp.*	2,299	2,628,148
Marsh & McLennan Cos., Inc.	71,603	7,977,290
Mercury General Corp.	4,841	235,902
MetLife, Inc.	350,636	17,871,917
Old Republic International Corp.	49,941	1,117,180
Primerica, Inc.	2,050	267,648
Principal Financial Group, Inc.	48,947	2,692,085
Progressive Corp. (The)	86,853	6,287,289
Prudential Financial, Inc.	72,080	6,756,779
Reinsurance Group of America, Inc.	20,335	3,315,825
RenaissanceRe Holdings Ltd.	4,786	938,152
Travelers Cos., Inc. (The)	98,284	13,459,994
Unum Group	36,953	1,077,549
White Mountains Insurance Group Ltd.	596	664,844
Willis Towers Watson plc	49,392	9,974,220
WR Berkley Corp.	25,431	1,757,282

		192,072,875

Mortgage Real Estate Investment Trusts (REITs) (0.2%)
AGNC Investment Corp. (REIT)	97,148	1,717,577
Annaly Capital Management, Inc. (REIT)	258,180	2,432,055
Chimera Investment Corp. (REIT)	33,006	678,603
MFA Financial, Inc. (REIT)	79,557	608,611
New Residential Investment Corp. (REIT)	73,500	1,184,085
Starwood Property Trust, Inc. (REIT)	48,286	1,200,390
Two Harbors Investment Corp. (REIT)	48,030	702,199

		8,523,520

Thrifts & Mortgage Finance (0.0%)
MGIC Investment Corp.	62,750	889,167
New York Community Bancorp, Inc.	80,288	965,062
TFS Financial Corp. (x)	8,596	169,169

		2,023,398

Total Financials		935,491,448

Health Care (12.2%)
Biotechnology (1.1%)
AbbVie, Inc.	53,977	4,779,124
Agios Pharmaceuticals, Inc. (x)*	8,100	386,775
Alexion Pharmaceuticals, Inc.*	9,300	1,005,795
Alkermes plc*	27,600	563,040
Alnylam Pharmaceuticals, Inc.*	3,100	357,027
Amgen, Inc.	28,728	6,925,459
Biogen, Inc.*	43,627	12,945,440
Bluebird Bio, Inc. (x)*	9,700	851,175
Exelixis, Inc.*	31,250	550,625
Gilead Sciences, Inc.	247,576	16,087,488
Moderna, Inc. (x)*	3,450	67,482
Regeneron Pharmaceuticals, Inc.*	11,600	4,355,568
United Therapeutics Corp.*	7,600	669,408

		49,544,406

Health Care Equipment & Supplies (3.4%)
Abbott Laboratories	241,706	20,994,583
Alcon, Inc.*	64,835	3,667,716
Baxter International, Inc.	72,985	6,103,006
Becton Dickinson and Co.	43,550	11,844,294
Cantel Medical Corp.	2,800	198,520
Cooper Cos., Inc. (The)	7,514	2,414,173
Danaher Corp.	161,217	24,743,585
Dentsply Sirona, Inc.	39,487	2,234,569
Envista Holdings Corp.*	8,156	241,744
Hill-Rom Holdings, Inc.	5,765	654,500
Hologic, Inc.*	9,250	482,943
ICU Medical, Inc.*	2,350	439,732
Integra LifeSciences Holdings Corp.*	12,500	728,500
Koninklijke Philips NV (NYRS) (x)	158,068	7,713,718
Medtronic plc	430,707	48,863,709
STERIS plc	14,000	2,133,880
West Pharmaceutical Services, Inc.	3,150	473,540
Zimmer Biomet Holdings, Inc.	126,752	18,972,239

		152,904,951

Health Care Providers & Services (2.4%)
Acadia Healthcare Co., Inc. (x)*	15,400	511,588
Anthem, Inc.	37,823	11,423,681
Cardinal Health, Inc.	52,842	2,672,748
Centene Corp.*	11,820	743,123
Cigna Corp.	130,567	26,699,646
Covetrus, Inc. (x)*	17,150	226,380

See Notes to Financial Statements.

1190

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
CVS Health Corp.	230,677	$17,136,994
DaVita, Inc.*	21,700	1,628,151
Encompass Health Corp.	8,550	592,259
HCA Healthcare, Inc.	38,958	5,758,382
Henry Schein, Inc.*	23,000	1,534,560
Humana, Inc.	24,604	9,017,858
Laboratory Corp. of America Holdings*	65,707	11,115,653
McKesson Corp.	51,079	7,065,247
MEDNAX, Inc.*	14,406	400,343
Molina Healthcare, Inc.*	2,500	339,225
Premier, Inc., Class A*	9,150	346,602
Quest Diagnostics, Inc.	23,849	2,546,835
UnitedHealth Group, Inc.	24,330	7,152,533
Universal Health Services, Inc., Class B	14,038	2,013,891
WellCare Health Plans, Inc.*	850	280,679

		109,206,378

Health Care Technology (0.0%)
Change Healthcare, Inc. (x)*	4,109	67,346

Life Sciences Tools & Services (0.6%)
Adaptive Biotechnologies Corp. (x)*	794	23,757
Agilent Technologies, Inc.	49,720	4,241,613
Avantor, Inc.*	11,933	216,584
Bio-Rad Laboratories, Inc., Class A*	3,783	1,399,824
IQVIA Holdings, Inc.*	26,133	4,037,810
PerkinElmer, Inc.	15,204	1,476,308
QIAGEN NV*	39,153	1,323,371
Thermo Fisher Scientific, Inc.	46,629	15,148,363

		27,867,630

Pharmaceuticals (4.7%)
Allergan plc	58,337	11,152,284
Bristol-Myers Squibb Co.	246,710	15,836,315
Catalent, Inc.*	25,650	1,444,095
Elanco Animal Health, Inc.*	66,205	1,949,737
Eli Lilly & Co.	24,986	3,283,910
Horizon Therapeutics plc*	28,800	1,042,560
Jazz Pharmaceuticals plc*	1,150	171,672
Johnson & Johnson#	508,027	74,105,898
Merck & Co., Inc.	105,167	9,564,939
Mylan NV*	158,159	3,178,996
Nektar Therapeutics*	25,200	543,942
Novartis AG (Registered)	11,269	1,070,078
Novo Nordisk A/S (ADR)	43,904	2,541,164
Perrigo Co. plc	36,241	1,872,210
Pfizer, Inc.#	1,797,987	70,445,131
Roche Holding AG	6,394	2,074,515
Roche Holding AG (ADR)	56,762	2,307,943
Sanofi (ADR)	168,450	8,456,190

		211,041,579

Total Health Care		550,632,290

Industrials (8.7%)
Aerospace & Defense (1.8%)
Arconic, Inc.	69,311	2,132,699
BAE Systems plc (ADR)	176,102	5,332,369
Boeing Co. (The)	9,173	2,988,196
BWX Technologies, Inc.	4,300	266,944
Curtiss-Wright Corp.	7,600	1,070,764
General Dynamics Corp.	42,258	7,452,198
Hexcel Corp.	1,000	73,310
Huntington Ingalls Industries, Inc.	1,550	388,864
L3Harris Technologies, Inc.	25,931	5,130,967
Lockheed Martin Corp.	18,228	7,097,619
Northrop Grumman Corp.	29,115	10,014,687
Raytheon Co.	34,771	7,640,580
Spirit AeroSystems Holdings, Inc., Class A	1,850	134,828
Teledyne Technologies, Inc.*	6,400	2,217,856
Textron, Inc.	40,807	1,819,992
TransDigm Group, Inc.	1,700	952,000
United Technologies Corp.	188,199	28,184,682

		82,898,555

Air Freight & Logistics (0.2%)
CH Robinson Worldwide, Inc.	5,550	434,010
Expeditors International of Washington, Inc.	8,750	682,675
FedEx Corp.	42,850	6,479,348
XPO Logistics, Inc.*	6,750	537,975

		8,134,008

Airlines (0.4%)
Alaska Air Group, Inc.	28,398	1,923,964
American Airlines Group, Inc.	63,550	1,822,614
Copa Holdings SA, Class A	5,550	599,844
Delta Air Lines, Inc.	82,650	4,833,372
JetBlue Airways Corp.*	209,829	3,927,999
Southwest Airlines Co.	34,700	1,873,106
United Airlines Holdings, Inc.*	32,550	2,867,330

		17,848,229

Building Products (0.6%)
Allegion plc	4,100	510,614
AO Smith Corp.	20,050	955,182
Armstrong World Industries, Inc.	16,424	1,543,363
Fortune Brands Home & Security, Inc.	16,800	1,097,712
Johnson Controls International plc	272,083	11,076,499
Lennox International, Inc.	600	146,382
Masco Corp.	181,749	8,722,135
Owens Corning	19,037	1,239,689
Resideo Technologies, Inc.*	21,733	259,275

		25,550,851

Commercial Services & Supplies (0.2%)
ADT, Inc. (x)	19,513	154,738
Clean Harbors, Inc.*	9,100	780,325
IAA, Inc.*	2,000	94,120
KAR Auction Services, Inc.	2,000	43,580
Republic Services, Inc.	35,365	3,169,765
Stericycle, Inc. (x)*	15,750	1,005,007
Waste Management, Inc.	16,411	1,870,198

		7,117,733

See Notes to Financial Statements.

1191

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Construction & Engineering (0.2%)
AECOM*	27,614	$1,190,992
Fluor Corp.	24,705	466,430
Jacobs Engineering Group, Inc.	23,385	2,100,675
Quanta Services, Inc.	150,611	6,131,374
Valmont Industries, Inc.	3,800	569,164

		10,458,635

Electrical Equipment (0.7%)
ABB Ltd. (ADR) (x)	133,397	3,213,534
Acuity Brands, Inc.	11,955	1,649,790
AMETEK, Inc.	8,250	822,855
Eaton Corp. plc	133,046	12,602,117
Emerson Electric Co.	99,335	7,575,287
GrafTech International Ltd. (x)	10,850	126,077
Hubbell, Inc.	36,747	5,431,942
nVent Electric plc	26,793	685,365
Regal Beloit Corp.	7,393	632,915
Sensata Technologies Holding plc*	16,250	875,387

		33,615,269

Industrial Conglomerates (1.3%)
3M Co.	45,290	7,990,062
Carlisle Cos., Inc.	1,378	223,015
General Electric Co.#	1,537,724	17,161,000
Honeywell International, Inc.	116,672	20,650,944
Roper Technologies, Inc.	15,400	5,455,142
Siemens AG (ADR)	111,277	7,229,667

		58,709,830

Machinery (1.9%)
AGCO Corp.	27,656	2,136,426
Allison Transmission Holdings, Inc.	46,391	2,241,613
Caterpillar, Inc.	89,411	13,204,217
Colfax Corp.*	16,400	596,632
Crane Co.	8,874	766,536
Cummins, Inc.	27,300	4,885,608
Deere & Co.	50,300	8,714,978
Dover Corp.	52,905	6,097,830
Flowserve Corp.	18,200	905,814
Fortive Corp.	40,634	3,104,031
Gardner Denver Holdings, Inc.*	23,300	854,644
Gates Industrial Corp. plc (x)*	8,092	111,346
IDEX Corp.	6,755	1,161,860
Illinois Tool Works, Inc.	48,421	8,697,864
Ingersoll-Rand plc	37,959	5,045,510
ITT, Inc.	15,500	1,145,605
Lincoln Electric Holdings, Inc.	600	58,038
Nordson Corp.	950	154,698
Oshkosh Corp.	11,999	1,135,706
PACCAR, Inc.	60,176	4,759,922
Parker-Hannifin Corp.	22,738	4,679,935
Pentair plc	29,593	1,357,431
Snap-on, Inc.	9,750	1,651,650
Stanley Black & Decker, Inc.	58,498	9,695,459
Timken Co. (The)	11,839	666,654
Trinity Industries, Inc.	18,548	410,838
WABCO Holdings, Inc.*	1,500	203,250
Westinghouse Air Brake Technologies Corp.#	22,979	1,787,766
Woodward, Inc.	1,800	213,192

		86,445,053

Marine (0.0%)
Kirby Corp.*	10,550	944,541

Professional Services (0.2%)
Equifax, Inc.	30,484	4,271,418
IHS Markit Ltd.*	26,000	1,959,100
ManpowerGroup, Inc.	10,508	1,020,327
Nielsen Holdings plc	55,149	1,119,525

		8,370,370

Road & Rail (1.0%)
AMERCO	1,603	602,439
Canadian National Railway Co.	24,759	2,239,452
CSX Corp.	104,448	7,557,857
JB Hunt Transport Services, Inc.	10,500	1,226,190
Kansas City Southern	17,800	2,726,248
Knight-Swift Transportation Holdings, Inc.	83,416	2,989,629
Landstar System, Inc.	700	79,709
Lyft, Inc., Class A*	34,425	1,480,964
Norfolk Southern Corp.	40,908	7,941,470
Old Dominion Freight Line, Inc.	6,650	1,262,037
Ryder System, Inc.	9,208	500,086
Schneider National, Inc., Class B	9,800	213,836
Uber Technologies, Inc.*	155,128	4,613,507
Union Pacific Corp.	58,224	10,526,317

		43,959,741

Trading Companies & Distributors (0.2%)
Air Lease Corp.	17,049	810,168
Fastenal Co.	9,600	354,720
HD Supply Holdings, Inc.*	30,200	1,214,644
MSC Industrial Direct Co., Inc., Class A	7,700	604,219
United Rentals, Inc.*	3,950	658,742
Univar Solutions, Inc.*	27,950	677,508
Watsco, Inc.	5,800	1,044,870
WESCO International, Inc.*	7,464	443,287
WW Grainger, Inc.	7,129	2,413,309

		8,221,467

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	12,950	554,778

Total Industrials		392,829,060

Information Technology (7.8%)
Communications Equipment (0.6%)
Ciena Corp.*	27,450	1,171,841
Cisco Systems, Inc.	302,761	14,520,418
CommScope Holding Co., Inc.*	33,850	480,331
EchoStar Corp., Class A*	8,383	363,068
F5 Networks, Inc.*	800	111,720

See Notes to Financial Statements.

1192

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Juniper Networks, Inc.	235,389	$5,797,631
Motorola Solutions, Inc.	7,600	1,224,664
Nokia OYJ (ADR)	682,378	2,531,622
ViaSat, Inc.*	9,950	728,290

		26,929,585

Electronic Equipment, Instruments & Components (0.3%)
Arrow Electronics, Inc.*	14,608	1,237,882
Avnet, Inc.	66,076	2,804,265
Coherent, Inc.*	4,250	706,987
Corning, Inc.	93,766	2,729,528
Dolby Laboratories, Inc., Class A	9,636	662,957
FLIR Systems, Inc.	21,885	1,139,552
IPG Photonics Corp.*	5,900	855,028
Jabil, Inc.	20,724	856,523
Littelfuse, Inc.	4,250	813,025
National Instruments Corp.	21,750	920,895
SYNNEX Corp.	7,300	940,240
Trimble, Inc.*	36,950	1,540,446

		15,207,328

IT Services (1.9%)
Accenture plc, Class A	59,321	12,491,223
Akamai Technologies, Inc.*	2,400	207,312
Alliance Data Systems Corp.	6,400	718,080
Amdocs Ltd.	24,043	1,735,664
Booz Allen Hamilton Holding Corp.	15,832	1,126,130
CACI International, Inc., Class A*	4,350	1,087,456
Cognizant Technology Solutions Corp., Class A	176,732	10,960,919
CoreLogic, Inc.*	13,425	586,807
DXC Technology Co.	46,350	1,742,296
Fidelity National Information Services, Inc.	86,009	11,962,992
Fiserv, Inc.*	59,285	6,855,125
International Business Machines Corp.	74,996	10,052,464
Jack Henry & Associates, Inc.	1,650	240,355
Leidos Holdings, Inc.	24,184	2,367,372
Mastercard, Inc., Class A	25,774	7,695,859
PayPal Holdings, Inc.*	21,088	2,281,089
Sabre Corp.	40,150	900,966
VeriSign, Inc.*	5,850	1,127,178
Visa, Inc., Class A	33,162	6,231,140
Western Union Co. (The) (x)	164,168	4,396,419

		84,766,846

Semiconductors & Semiconductor Equipment (2.8%)
Analog Devices, Inc.	80,942	9,619,147
Applied Materials, Inc.	76,950	4,697,028
Cree, Inc.*	17,200	793,780
Cypress Semiconductor Corp.	65,331	1,524,172
First Solar, Inc.*	14,594	816,680
Intel Corp.	882,435	52,813,735
KLA Corp.	13,237	2,358,436
Lam Research Corp.	14,157	4,139,507
Marvell Technology Group Ltd.	116,300	3,088,928
Maxim Integrated Products, Inc.	30,050	1,848,376
Microchip Technology, Inc. (x)	29,700	3,110,184
Micron Technology, Inc.*	265,933	14,301,877
MKS Instruments, Inc.	9,550	1,050,596
NXP Semiconductors NV	28,132	3,580,078
ON Semiconductor Corp.*	72,250	1,761,455
Qorvo, Inc.*	20,900	2,429,207
QUALCOMM, Inc.	27,728	2,446,441
Skyworks Solutions, Inc.	29,100	3,517,608
Texas Instruments, Inc.	107,223	13,755,639

		127,652,874

Software (1.2%)
2U, Inc. (x)*	6,150	147,538
Autodesk, Inc.*	8,919	1,636,280
CDK Global, Inc.	63,903	3,494,216
Cerence, Inc.*	6,273	141,958
Ceridian HCM Holding, Inc.*	2,700	183,276
Citrix Systems, Inc.	20,607	2,285,316
Dynatrace, Inc.*	1,095	27,703
Intuit, Inc.	6,277	1,644,135
LogMeIn, Inc.	8,700	745,938
Medallia, Inc. (x)*	496	15,431
Microsoft Corp.	141,814	22,364,068
NortonLifeLock, Inc.	108,500	2,768,920
Nuance Communications, Inc.*	50,685	903,714
Oracle Corp.	305,831	16,202,926
SolarWinds Corp.*	5,578	103,472
SS&C Technologies Holdings, Inc.	3,750	230,250

		52,895,141

Technology Hardware, Storage & Peripherals (1.0%)
Apple, Inc.	96,373	28,299,931
Dell Technologies, Inc., Class C*	7,383	379,412
Hewlett Packard Enterprise Co.	237,993	3,774,569
HP, Inc.	253,943	5,218,529
Western Digital Corp.	100,739	6,393,904
Xerox Holdings Corp.	66,165	2,439,504

		46,505,849

Total Information Technology		353,957,623

Materials (3.4%)
Chemicals (2.5%)
Air Products & Chemicals, Inc.	33,557	7,885,559
Akzo Nobel NV (ADR) (x)	41,571	1,415,492
Albemarle Corp.	18,572	1,356,499
Ashland Global Holdings, Inc.	10,663	816,039
Axalta Coating Systems Ltd.*	25,250	767,600
Cabot Corp.	10,039	477,053
Celanese Corp.	21,900	2,696,328
CF Industries Holdings, Inc.	34,800	1,661,352
Chemours Co. (The)	28,950	523,705
Corteva, Inc.	478,837	14,154,422
Dow, Inc.	180,772	9,893,652

See Notes to Financial Statements.

1193

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
DuPont de Nemours, Inc.	188,709	$12,115,118
Eastman Chemical Co.	24,250	1,922,055
Element Solutions, Inc.*	24,650	287,912
FMC Corp.	23,300	2,325,806
Huntsman Corp.	38,913	940,138
International Flavors & Fragrances, Inc. (x)	18,950	2,444,929
Linde plc	96,507	20,546,340
LyondellBasell Industries NV, Class A	77,064	7,281,007
Mosaic Co. (The)	62,337	1,348,973
NewMarket Corp.	100	48,652
Olin Corp.	29,100	501,975
PPG Industries, Inc.	94,979	12,678,747
RPM International, Inc.	18,850	1,446,926
Sherwin-Williams Co. (The)	8,655	5,050,539
Valvoline, Inc.	33,395	714,987
Westlake Chemical Corp.	18,658	1,308,859

		112,610,664

Construction Materials (0.1%)
Eagle Materials, Inc.	1,300	117,858
Martin Marietta Materials, Inc.	7,750	2,167,210
Vulcan Materials Co.	1,854	266,957

		2,552,025

Containers & Packaging (0.3%)
AptarGroup, Inc.	6,842	791,072
Ardagh Group SA	3,200	62,656
Avery Dennison Corp.	1,000	130,820
Ball Corp.	16,026	1,036,401
Berry Global Group, Inc.*	14,400	683,856
Crown Holdings, Inc.*	9,750	707,265
Graphic Packaging Holding Co.	52,150	868,297
International Paper Co.	69,663	3,207,981
O-I Glass, Inc.	27,400	326,882
Packaging Corp. of America	16,650	1,864,634
Sealed Air Corp.	25,550	1,017,657
Silgan Holdings, Inc.	13,750	427,350
Sonoco Products Co.	17,567	1,084,235
Westrock Co.	45,092	1,934,898

		14,144,004

Metals & Mining (0.5%)
Alcoa Corp.*	98,268	2,113,745
Freeport-McMoRan, Inc.	480,035	6,298,059
Newmont Goldcorp Corp.	166,532	7,235,815
Nucor Corp.	54,049	3,041,878
Reliance Steel & Aluminum Co.	11,509	1,378,318
Royal Gold, Inc.	7,878	963,085
Southern Copper Corp.	4,000	169,920
Steel Dynamics, Inc.	37,166	1,265,131
United States Steel Corp. (x)	30,417	347,058

		22,813,009

Paper & Forest Products (0.0%)
Domtar Corp.	11,044	422,323

Total Materials		152,542,025

Real Estate (3.3%)
Equity Real Estate Investment Trusts (REITs) (3.2%)
Alexandria Real Estate Equities, Inc. (REIT)	19,856	3,208,332
American Campus Communities, Inc. (REIT)	74,589	3,507,921
American Homes 4 Rent (REIT), Class A	25,958	680,359
Americold Realty Trust (REIT)	20,801	729,283
Apartment Investment & Management Co. (REIT), Class A	69,842	3,607,339
Apple Hospitality REIT, Inc. (REIT)	37,200	604,500
AvalonBay Communities, Inc. (REIT)	24,748	5,189,656
Boston Properties, Inc. (REIT)	27,425	3,780,810
Brandywine Realty Trust (REIT)	30,844	485,793
Brixmor Property Group, Inc. (REIT)	52,621	1,137,140
Camden Property Trust (REIT)	16,517	1,752,454
Colony Capital, Inc. (REIT)	80,040	380,190
Columbia Property Trust, Inc. (REIT)	20,550	429,700
CoreSite Realty Corp. (REIT)	1,450	162,574
Corporate Office Properties Trust (REIT)	19,847	583,105
Cousins Properties, Inc. (REIT)	25,750	1,060,900
CubeSmart LP (REIT)	51,309	1,615,207
CyrusOne, Inc. (REIT)	19,850	1,298,786
Digital Realty Trust, Inc. (REIT)	36,860	4,413,616
Douglas Emmett, Inc. (REIT)	29,344	1,288,202
Duke Realty Corp. (REIT)	63,689	2,208,098
Empire State Realty Trust, Inc. (REIT), Class A	26,200	365,752
EPR Properties (REIT)	13,650	964,236
Equity Commonwealth (REIT)	21,246	697,506
Equity Residential (REIT)	64,889	5,250,818
Essex Property Trust, Inc. (REIT)	11,659	3,507,727
Extra Space Storage, Inc. (REIT)	4,150	438,323
Federal Realty Investment Trust (REIT)	13,200	1,699,236
Gaming and Leisure Properties, Inc. (REIT)	35,800	1,541,190
Healthcare Trust of America, Inc. (REIT), Class A	36,047	1,091,503
Healthpeak Properties, Inc. (REIT)	86,709	2,988,859
Highwoods Properties, Inc. (REIT)	18,050	882,826
Host Hotels & Resorts, Inc. (REIT)	128,338	2,380,670
Hudson Pacific Properties, Inc. (REIT)	26,900	1,012,785
Invitation Homes, Inc. (REIT)	84,498	2,532,405
Iron Mountain, Inc. (REIT)	44,800	1,427,776
JBG SMITH Properties (REIT)	21,623	862,541
Kilroy Realty Corp. (REIT)	17,538	1,471,438
Kimco Realty Corp. (REIT)	71,572	1,482,256

See Notes to Financial Statements.

1194

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Liberty Property Trust (REIT)	27,547	$1,654,197
Life Storage, Inc. (REIT)	8,200	887,896
Macerich Co. (The) (REIT) (x)	24,959	671,896
Medical Properties Trust, Inc. (REIT)	199,584	4,213,218
Mid-America Apartment Communities, Inc. (REIT)	52,882	6,973,021
National Retail Properties, Inc. (REIT)	28,712	1,539,537
Omega Healthcare Investors, Inc. (REIT)	37,850	1,602,948
Outfront Media, Inc. (REIT)	21,360	572,875
Paramount Group, Inc. (REIT)	35,624	495,886
Park Hotels & Resorts, Inc. (REIT)	42,228	1,092,438
Prologis, Inc. (REIT)	111,490	9,938,219
Public Storage (REIT)	13,607	2,897,747
Rayonier, Inc. (REIT)	22,900	750,204
Realty Income Corp. (REIT)	56,488	4,159,211
Regency Centers Corp. (REIT)	29,492	1,860,650
Retail Properties of America, Inc. (REIT), Class A	37,747	505,810
Service Properties Trust (REIT)	28,783	700,290
Simon Property Group, Inc. (REIT)	6,250	931,000
SITE Centers Corp. (REIT)	24,684	346,070
SL Green Realty Corp. (REIT)	14,515	1,333,638
Spirit Realty Capital, Inc. (REIT)	15,806	777,339
STORE Capital Corp. (REIT)	37,300	1,389,052
Sun Communities, Inc. (REIT)	20,999	3,151,950
Taubman Centers, Inc. (REIT)	10,350	321,782
UDR, Inc. (REIT)	48,678	2,273,263
Ventas, Inc. (REIT)	66,098	3,816,499
VEREIT, Inc. (REIT)	187,250	1,730,190
VICI Properties, Inc. (REIT) (x)	81,866	2,091,676
Vornado Realty Trust (REIT)	30,596	2,034,634
Weingarten Realty Investors (REIT)	21,366	667,474
Welltower, Inc. (REIT)	71,962	5,885,052
Weyerhaeuser Co. (REIT)	132,170	3,991,534
WP Carey, Inc. (REIT)	29,945	2,396,798

		142,375,806

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	37,450	2,295,311
Howard Hughes Corp. (The)*	4,899	621,193
Jones Lang LaSalle, Inc.	8,146	1,418,137

		4,334,641

Total Real Estate		146,710,447

Utilities (5.1%)
Electric Utilities (3.4%)
Alliant Energy Corp.	42,090	2,303,165
American Electric Power Co., Inc.	159,161	15,042,306
Avangrid, Inc.	9,962	509,656
Duke Energy Corp.	242,508	22,119,155
Edison International	62,168	4,688,089
Entergy Corp.	35,314	4,230,617
Evergy, Inc.	41,746	2,717,247
Eversource Energy	57,497	4,891,270
Exelon Corp.	335,391	15,290,476
FirstEnergy Corp.	406,481	19,754,976
Hawaiian Electric Industries, Inc.	19,164	898,025
IDACORP, Inc.	8,900	950,520
NextEra Energy, Inc.	96,688	23,413,966
OGE Energy Corp.	35,360	1,572,459
PG&E Corp.*	94,048	1,022,302
Pinnacle West Capital Corp.	19,925	1,791,855
PPL Corp.	128,359	4,605,521
Southern Co. (The)	317,111	20,199,971
Xcel Energy, Inc.	126,006	8,000,121

		154,001,697

Gas Utilities (0.1%)
Atmos Energy Corp.	20,766	2,322,885
National Fuel Gas Co.	14,495	674,597
UGI Corp.	36,935	1,667,985

		4,665,467

Independent Power and Renewable Electricity Producers (0.4%)
AES Corp.	640,869	12,753,293
NRG Energy, Inc.	44,757	1,779,091
Vistra Energy Corp.	75,150	1,727,698

		16,260,082

Multi-Utilities (1.1%)
Ameren Corp.	43,475	3,338,880
CenterPoint Energy, Inc.	89,098	2,429,703
CMS Energy Corp.	50,186	3,153,688
Consolidated Edison, Inc.	59,120	5,348,586
Dominion Energy, Inc.	142,320	11,786,942
DTE Energy Co.	32,439	4,212,853
MDU Resources Group, Inc.	34,794	1,033,730
NiSource, Inc.	66,054	1,838,943
Public Service Enterprise Group, Inc.	89,579	5,289,640
Sempra Energy	48,779	7,389,043
WEC Energy Group, Inc.	55,987	5,163,681

		50,985,689

Water Utilities (0.1%)
American Water Works Co., Inc.	32,039	3,935,991
Aqua America, Inc.	38,268	1,796,300

		5,732,291

Total Utilities		231,645,226

Total Common Stocks (87.0%) (Cost $2,635,353,017)		3,926,984,071

EXCHANGE TRADED FUNDS (ETF):
Equity (5.0%)
iShares Core S&P 500 ETF	1,994	644,541
iShares Morningstar Large-Cap ETF	11,929	2,200,662
iShares Morningstar Large-Cap Growth ETF (x)	38,860	8,159,046

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
iShares Morningstar Large-Cap Value ETF (x)‡	353,105	$41,380,375
iShares Russell 1000 ETF	4,431	790,579
iShares Russell 1000 Growth ETF	28,870	5,078,810
iShares Russell 1000 Value ETF (x)	515,688	70,381,098
iShares S&P 500 Growth ETF (x)	38,850	7,522,914
iShares S&P 500 Value ETF	296,991	38,635,559
Vanguard Growth ETF (x)	27,790	5,062,504
Vanguard Large-Cap ETF (x)	3,164	467,766
Vanguard Value ETF	352,801	42,283,200

Total Exchange Traded Funds (5.0%) (Cost $168,689,010)		222,607,054

SHORT-TERM INVESTMENTS:
Investment Company (2.3%)
JPMorgan Prime Money Market Fund, IM Shares	105,831,542	105,863,291

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.3%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $2,573,311, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $2,624,531. (xx)	$2,573,068	2,573,068
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $700,066, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $714,000. (xx)	700,000	700,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $500,076, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $510,004. (xx)	500,000	500,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $5,001,546, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $5,100,000. (xx)	5,000,000	5,000,000
NBC Global Finance Ltd., 1.74%, dated 12/31/19, due 1/7/20, repurchase price $4,001,353, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 1/21/20-5/15/48; total market value $4,340,633. (xx)	4,000,000	4,000,000

Total Repurchase Agreements		12,773,068

Total Short-Term Investments (2.6%) (Cost $118,612,652)		118,636,359

Total Investments in Securities (94.6%) (Cost $2,922,654,679)		4,268,227,484
Other Assets Less Liabilities (5.4%)		245,900,608

Net Assets (100%)		$4,514,128,092

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $36,536,005.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $26,192,583. This was collateralized by $14,407,181 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $12,773,068 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares
USD	— United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Diversified Financial Services
AXA Equitable Holdings, Inc.	52,150	628,614	339,625	(41,022)	(189)	365,249	1,292,277	26,274	—
EXCHANGE TRADED FUNDS:
Equity
iShares Morningstar Large-Cap Value ETF (x)	353,105	29,699,021	7,704,142	(3,085,193)	54,110	7,008,295	41,380,375	1,132,437	—

Total		30,327,635	8,043,767	(3,126,215)	53,921	7,373,544	42,672,652	1,158,711	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	1,394	3/2020	USD	225,207,670	5,926,902
S&P Midcap 400 E-Mini Index	615	3/2020	USD	126,985,200	2,821,340

					8,748,242

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$306,737,028	$—	$—	$306,737,028
Consumer Discretionary	238,530,766	—	—	238,530,766
Consumer Staples	314,391,500	18,094,753	—	332,486,253
Energy	285,421,905	—	—	285,421,905
Financials	935,491,448	—	—	935,491,448
Health Care	547,487,697	3,144,593	—	550,632,290
Industrials	392,829,060	—	—	392,829,060
Information Technology	353,957,623	—	—	353,957,623
Materials	152,542,025	—	—	152,542,025
Real Estate	146,710,447	—	—	146,710,447
Utilities	231,645,226	—	—	231,645,226
Exchange Traded Funds	222,607,054	—	—	222,607,054
Futures	8,748,242	—	—	8,748,242

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Company	$105,863,291	$—	$—	$105,863,291
Repurchase Agreements	—	12,773,068	—	12,773,068

Total Assets	$4,242,963,312	$34,012,414	$—	$4,276,975,726

Total Liabilities	$—	$—	$—	$—

Total	$4,242,963,312	$34,012,414	$—	$4,276,975,726

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$8,748,242	*

Total		$8,748,242

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$59,860,423	$59,860,423

Total	$59,860,423	$59,860,423

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$11,628,014	$11,628,014

Total	$11,628,014	$11,628,014

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $357,629,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$800,264,220
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,109,745,168

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,383,663,138
Aggregate gross unrealized depreciation	(174,162,366)

Net unrealized appreciation	$1,209,500,772

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,067,474,954

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $32,527,257)	$42,672,652
Unaffiliated Issuers (Cost $2,877,354,354)	4,212,781,764
Repurchase Agreements (Cost $12,773,068)	12,773,068
Cash	257,711,363
Dividends, interest and other receivables	5,533,695
Due from broker for futures variation margin	653,544
Receivable for Portfolio shares sold	41,824
Securities lending income receivable	18,784
Other assets	18,538

Total assets	4,532,205,232

LIABILITIES
Payable for return of collateral on securities loaned	12,773,068
Investment management fees payable	1,714,101
Payable for Portfolio shares redeemed	1,276,574
Payable for securities purchased	766,646
Distribution fees payable – Class IB	600,544
Administrative fees payable	464,200
Distribution fees payable – Class IA	220,056
Trustees’ fees payable	29,152
Accrued expenses	232,799

Total liabilities	18,077,140

NET ASSETS	$4,514,128,092

Net assets were comprised of:
Paid in capital	$3,350,218,861
Total distributable earnings (loss)	1,163,909,231

Net assets	$4,514,128,092

Class IA
Net asset value, offering and redemption price per share, $1,054,423,158 / 57,607,684 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.30

Class IB
Net asset value, offering and redemption price per share, $2,869,387,967 / 157,204,577 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.25

Class K
Net asset value, offering and redemption price per share, $590,316,967 / 32,251,724 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.30

(x)	Includes value of securities on loan of $26,192,583.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($1,158,711 of dividend income received from affiliates) (net of $128,276 foreign withholding tax)	$108,771,927
Interest	5,992,549
Securities lending (net)	927,011

Total income	115,691,487

EXPENSES
Investment management fees	19,763,105
Distribution fees – Class IB	6,934,571
Administrative fees	5,370,319
Distribution fees – Class IA	2,495,916
Printing and mailing expenses	281,565
Custodian fees	241,000
Professional fees	161,337
Trustees’ fees	141,756
Miscellaneous	133,069

Total expenses	35,522,638

NET INVESTMENT INCOME (LOSS)	80,168,849

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($53,921 of realized gain (loss) from affiliates)	242,527,887
Futures contracts	59,860,423
Foreign currency transactions	(3,168)

Net realized gain (loss)	302,385,142

Change in unrealized appreciation (depreciation) on:
Investments in securities ($7,373,544 of change in unrealized appreciation (depreciation) from affiliates)	587,747,780
Futures contracts	11,628,014
Foreign currency translations	3,074

Net change in unrealized appreciation (depreciation)	599,378,868

NET REALIZED AND UNREALIZED GAIN (LOSS)	901,764,010

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$981,932,859

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$80,168,849	$79,339,079
Net realized gain (loss)	302,385,142	224,541,559
Net change in unrealized appreciation (depreciation)	599,378,868	(747,845,199)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	981,932,859	(443,964,561)

Distributions to shareholders:
Class IA	(79,760,457)	(74,566,785)
Class IB	(218,371,470)	(212,199,607)
Class K	(45,953,679)	(46,723,916)

Total distributions to shareholders	(344,085,606)	(333,490,308)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 472,536 and 339,867 shares, respectively ]	8,371,942	6,286,700
Capital shares issued in reinvestment of dividends and distributions [ 4,432,647 and 4,449,500 shares, respectively ]	79,760,457	74,566,785
Capital shares repurchased [ (5,019,887) and (5,360,451) shares, respectively ]	(90,148,670)	(101,539,868)

Total Class IA transactions	(2,016,271)	(20,686,383)

Class IB
Capital shares sold [ 1,184,813 and 1,042,550 shares, respectively ]	21,004,870	19,628,119
Capital shares issued in reinvestment of dividends and distributions [ 12,169,756 and 12,694,805 shares, respectively ]	218,371,470	212,199,607
Capital shares repurchased [ (19,730,722) and (21,180,641) shares, respectively ]	(353,850,512)	(398,620,487)

Total Class IB transactions	(114,474,172)	(166,792,761)

Class K
Capital shares sold [ 1,048,502 and 930,369 shares, respectively ]	16,614,271	16,880,530
Capital shares issued in reinvestment of dividends and distributions [ 2,554,177 and 2,788,985 shares, respectively ]	45,953,679	46,723,916
Capital shares repurchased [ (6,311,184) and (4,560,508) shares, respectively ]	(113,202,972)	(86,506,417)

Total Class K transactions	(50,635,022)	(22,901,971)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(167,125,465)	(210,381,115)

TOTAL INCREASE (DECREASE) IN NET ASSETS	470,721,788	(987,835,984)
NET ASSETS:
Beginning of year	4,043,406,304	5,031,242,288

End of year	$4,514,128,092	$4,043,406,304

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$15.80	$19.01	$16.94	$14.93	$15.83

Income (loss) from investment operations:
Net investment income (loss) (e)	0.32	0.31	0.26	0.24	0.24
Net realized and unrealized gain (loss)	3.67	(2.13)	2.09	2.04	(0.88)

Total from investment operations	3.99	(1.82)	2.35	2.28	(0.64)

Less distributions:
Dividends from net investment income	(0.36)	(0.48)	(0.28)	(0.26)	(0.26)
Distributions from net realized gains	(1.13)	(0.91)	—	—	—
Return of capital	—	—	—	(0.01)	—

Total dividends and distributions	(1.49)	(1.39)	(0.28)	(0.27)	(0.26)

Net asset value, end of year	$18.30	$15.80	$19.01	$16.94	$14.93

Total return	25.45%	(9.96)%	13.90%	15.28%	(4.03)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,054,423	$912,284	$1,107,955	$1,068,915	$1,027,281
Ratio of expenses to average net assets:
After waivers (f)	0.85%	0.84%	0.85%	0.85%	0.84%
Before waivers (f)	0.85%	0.84%	0.85%	0.86%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.81%	1.64%	1.44%	1.57%	1.51%
Before waivers (f)	1.81%	1.64%	1.44%	1.57%	1.50%
Portfolio turnover rate^	20%	19%	18%	21%	25%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$15.76	$18.96	$16.90	$14.89	$15.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.32	0.31	0.26	0.24	0.23
Net realized and unrealized gain (loss)	3.66	(2.12)	2.08	2.04	(0.87)

Total from investment operations	3.98	(1.81)	2.34	2.28	(0.64)

Less distributions:
Dividends from net investment income	(0.36)	(0.48)	(0.28)	(0.26)	(0.26)
Distributions from net realized gains	(1.13)	(0.91)	—	—	—
Return of capital	—	—	—	(0.01)	—

Total dividends and distributions	(1.49)	(1.39)	(0.28)	(0.27)	(0.26)

Net asset value, end of year	$18.25	$15.76	$18.96	$16.90	$14.89

Total return	25.46%	(9.94)%	13.87%	15.32%	(4.05)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,869,388	$2,578,700	$3,242,869	$3,210,026	$3,164,043
Ratio of expenses to average net assets:
After waivers (f)	0.85%	0.84%	0.85%	0.85%	0.84%
Before waivers (f)	0.85%	0.84%	0.85%	0.86%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.81%	1.64%	1.44%	1.57%	1.50%
Before waivers (f)	1.81%	1.63%	1.44%	1.57%	1.50%
Portfolio turnover rate^	20%	19%	18%	21%	25%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$15.80	$19.01	$16.94	$14.93	$15.82

Income (loss) from investment operations:
Net investment income (loss) (e)	0.37	0.36	0.30	0.28	0.27
Net realized and unrealized gain (loss)	3.67	(2.13)	2.10	2.04	(0.87)

Total from investment operations	4.04	(1.77)	2.40	2.32	(0.60)

Less distributions:
Dividends from net investment income	(0.41)	(0.53)	(0.33)	(0.30)	(0.29)
Distributions from net realized gains	(1.13)	(0.91)	—	—	—
Return of capital	—	—	—	(0.01)	—

Total dividends and distributions	(1.54)	(1.44)	(0.33)	(0.31)	(0.29)

Net asset value, end of year	$18.30	$15.80	$19.01	$16.94	$14.93

Total return	25.74%	(9.72)%	14.16%	15.58%	(3.72)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$590,317	$552,422	$680,418	$824,484	$846,398
Ratio of expenses to average net assets:
After waivers (f)	0.60%	0.59%	0.60%	0.60%	0.59%
Before waivers (f)	0.60%	0.59%	0.60%	0.61%	0.60%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.05%	1.89%	1.68%	1.82%	1.74%
Before waivers (f)	2.05%	1.89%	1.68%	1.81%	1.74%
Portfolio turnover rate^	20%	19%	18%	21%	25%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Lazard Asset Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	18.79%	14.41%
MSCI Emerging Markets (Net Dividends) IndexSM	18.42	14.90

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 18.79% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the MSCI Emerging Markets (Net Dividends) IndexSM, which returned 18.42% over the same period.

Market Overview

Emerging markets equities joined global capital markets in performing strongly in 2019. However, share prices in the developing world could not keep up with the very strong returns generated in the United States or global developed markets over the year mostly due to ongoing trade tensions.

Eastern Europe, supported by excellent returns in Russia and Greece, was the strongest performing region. Asian stock prices, aided by high returns in both information technology and consumer discretionary, rose marginally more than the benchmark, while Latin American stocks experienced more varied returns and lagged modestly. Share prices in Brazil and Colombia finished the year sharply higher on successful pension reform in the former and decent economic performance in the latter. Civil demonstrations proved to be a major social problem in Chile and contributed to it being the worst performing emerging market country in 2019. Mexican shares were laggards as investors experienced the unorthodox style of President Andres Manuel Lopez Obrador.

All Asian markets finished the year higher with Chinese equity prices, despite the severe ongoing tensions over trade, recording a return of more than 23%. Taiwanese shares, which were helped by strong technology demand, witnessed an even better year, rising by more than 36%. These export-oriented markets, including Korea, were helped towards year end by a phase one trade agreement between China and the United States.

Elsewhere, markets were more restrained with stocks prices rising by pedestrian amounts in Indonesia and India despite reelections by incumbents. Most markets in Europe, the Middle East and Africa finished higher in 2019. However, Polish equities, which had performed well in 2018, were affected by a slowdown in German economic growth and ended the year almost 6% lower. Shares in both South Africa and Turkey were affected by weak macroeconomic trends, although both managed to generate positive but relatively unexciting gains. Investors were drawn to Greek equities, where a new government came into power, and Russian stocks, where strong economic fundamentals underpinned a more shareholder-friendly attitude from many companies. Saudi Arabian equities joined the emerging markets universe in 2019 and the initial public offering of Saudi Aramco was completed.

From a sector perspective, information technology and consumer discretionary shares performed particularly well. Although all sectors finished the year higher, health care, materials, and industrial stocks were the major underperformers.

Portfolio Highlights

What helped performance during the year:

•

During the period, shares of Korean companies Samsung Electronics Co. Ltd. and SK Hynix, Inc., respectively a manufacturer of electronic goods and a semiconductor manufacturer, rose as the market started to see signs that the DRAM (dynamic random access memory) market was near the bottom and the NAND (a type of flash memory) market continued to see strength.

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•	Sberbank of Russia PJSC reported strong May profits with supportive net interest margin trends.

•	Taiwan Semiconductor Manufacturing Co. Ltd. provided upbeat guides including expectations for rising 5G smartphone demand translating into demand for higher-end components.

•	Shares of Weichai Power Co. Ltd., a Chinese manufacturer of large diesel engines, gained on expectations for stability in the heavy-duty truck market in 2020.

•	Shares of Gazprom PJSC, a Russian gas company, surged after the company announced a sharp rise in the dividend payout.

•	Security selection within the industrials and financials sectors added value.

•	Stock selection in Korea and a higher-than-benchmark exposure to Russia helped performance.

What hurt performance during the year:

•

In contrast, shares of YPF SA, an Argentine energy company, dipped sharply along with the whole market after the country’s surprising primary election result that indicated a strong likelihood for Fernandez/Kirchner to win the October elections; and was followed by announced 90-day price freezes by President Macri.

•	British American Tobacco Malaysia Bhd experienced volume contractions as customers continued to convert to e-cigarette and/or illicit cigarette alternatives.

•	Shoprite Holdings Ltd., a South Africa retail chain, was negatively impacted by its Sub-Saharan businesses due to currency depreciations in those countries.

•	Baidu Inc., a Chinese search engine, reported weak second quarter results and indicated a weak outlook for the Chinese digital advertising market.

•	Security selection within the consumer discretionary and consumer staples sectors, and within South Africa, detracted from performance.

•	A lower-than-benchmark exposure to Taiwan hurt returns.

Portfolio Positioning and Outlook — Lazard Asset Management

We believe emerging markets may benefit from a widening growth premium over advanced economies, higher earnings per share growth, and the current discounted valuations. We believe this moment has the potential to offer investors with a long-term investment horizon an excellent entry point.

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Financials	$119,537,608	28.5%
Information Technology	79,959,273	19.0
Communication Services	52,658,282	12.5
Energy	33,698,242	8.0
Materials	29,141,673	6.9
Consumer Staples	28,446,838	6.8
Industrials	27,930,010	6.7
Consumer Discretionary	17,844,569	4.3
Investment Company	12,831,649	3.0
Health Care	4,276,350	1.0
Utilities	3,094,710	0.7
Cash and Other	10,904,362	2.6

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

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EQ/LAZARD EMERGING MARKETS EQUITY PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,080.40	$7.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.26	7.01

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.38%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/LAZARD EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Brazil (9.7%)
Ambev SA (ADR)*	609,633	$2,840,890
Banco do Brasil SA*	1,031,100	13,549,095
BB Seguridade Participacoes SA	894,800	8,430,388
CCR SA	1,786,710	8,425,657
Cielo SA	1,741,400	3,649,291
IRB Brasil Resseguros SA	393,900	3,820,811

		40,716,132

China (21.5%)
AAC Technologies Holdings, Inc. (x)	625,341	5,457,078
Anhui Conch Cement Co. Ltd., Class H	1,056,874	7,703,816
Baidu, Inc. (ADR)*	37,544	4,745,561
China Construction Bank Corp., Class H	24,140,264	20,849,297
China Merchants Bank Co. Ltd., Class H	722,500	3,713,425
China Mobile Ltd. (ADR)	311,973	13,187,099
China Shenhua Energy Co. Ltd., Class H	1,614,054	3,372,149
CNOOC Ltd.	3,327,321	5,533,935
ENN Energy Holdings Ltd.	283,205	3,094,710
Hengan International Group Co. Ltd.	644,973	4,593,766
NetEase, Inc. (ADR)	23,929	7,337,588
Sinopharm Group Co. Ltd., Class H	200,000	730,208
Weichai Power Co. Ltd., Class H	4,750,906	10,023,343

		90,341,975

Egypt (1.3%)
Commercial International Bank Egypt SAE (Registered) (GDR) (m)	1,047,341	5,341,439

Hong Kong (1.5%)
ASM Pacific Technology Ltd.	467,912	6,491,188

Hungary (2.1%)
OTP Bank Nyrt.	168,169	8,794,405

India (2.4%)
Axis Bank Ltd. (GDR) (m)	109,589	5,819,176
Infosys Ltd. (ADR)	404,870	4,178,258

		9,997,434

Indonesia (4.9%)
Astra International Tbk. PT	10,897,396	5,435,942
Bank Mandiri Persero Tbk. PT	13,831,228	7,646,654
Semen Indonesia Persero Tbk. PT	328,729	284,153
Telekomunikasi Indonesia Persero Tbk. PT (ADR)	262,844	7,491,054

		20,857,803

Luxembourg (0.8%)
Ternium SA (ADR)	157,155	3,457,410

Malaysia (0.3%)
British American Tobacco Malaysia Bhd.	369,700	1,362,933

Mexico (4.0%)
America Movil SAB de CV (ADR), Class L	621,769	9,948,304
Grupo Mexico SAB de CV	1,397,251	3,841,286
Kimberly-Clark de Mexico SAB de CV, Class A*	1,527,473	3,040,000

		16,829,590

Pakistan (0.8%)
Habib Bank Ltd.	929,800	945,140
Pakistan Petroleum Ltd.	2,945,640	2,608,498

		3,553,638

Portugal (0.9%)
Galp Energia SGPS SA	218,820	3,657,211

Russia (9.9%)
Alrosa PJSC	4,807,890	6,527,018
Gazprom PJSC (ADR)	562,442	4,627,773
LUKOIL PJSC (ADR)	76,069	7,544,523
Magnit PJSC (GDR)(m)	281,754	3,396,545
Mobile TeleSystems PJSC (ADR)	557,463	5,658,250
Sberbank of Russia PJSC	3,346,859	13,727,182

		41,481,291

South Africa (6.3%)
Bidvest Group Ltd. (The)	281,719	4,118,778
Life Healthcare Group Holdings Ltd.	2,014,899	3,546,142
Nedbank Group Ltd.	183,086	2,801,323
PPC Ltd.*	1,102,822	196,848
Sanlam Ltd.	700,634	3,956,886
Shoprite Holdings Ltd.	457,977	4,117,412
Standard Bank Group Ltd.	274,937	3,304,112
Vodacom Group Ltd.	521,177	4,290,426

		26,331,927

South Korea (16.5%)
Hyundai Mobis Co. Ltd.	30,268	6,700,340
KB Financial Group, Inc.	166,601	6,864,575
KT&G Corp.	46,773	3,793,772
Samsung Electronics Co. Ltd.	478,373	23,082,030
Shinhan Financial Group Co. Ltd.	187,863	7,042,121
SK Hynix, Inc.	199,280	16,215,355
Woongjin Coway Co. Ltd.	70,906	5,708,287

		69,406,480

Taiwan (5.0%)
Catcher Technology Co. Ltd.	378,000	2,862,395
Hon Hai Precision Industry Co. Ltd.	1,966,000	5,954,992
Taiwan Semiconductor Manufacturing Co. Ltd.	1,093,000	12,068,686

		20,886,073

Thailand (1.5%)
Kasikornbank PCL	583,467	2,931,579
Siam Cement PCL (The)	255,342	3,307,522

		6,239,101

See Notes to Financial Statements.

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EQ/LAZARD EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Turkey (2.8%)
KOC Holding A/S	1,569,878	$5,362,232
Tupras Turkiye Petrol Rafinerileri A/S	298,114	6,354,153

		11,716,385

United Kingdom (2.2%)
Mondi plc	162,856	3,823,620
Unilever NV	92,257	5,301,520

		9,125,140

Total Common Stocks (94.4%) (Cost $348,735,870)		396,587,555

SHORT-TERM INVESTMENT:
Investment Company (3.0%)
JPMorgan Prime Money Market Fund, IM Shares	12,827,801	12,831,649

Total Short-Term Investment (3.0%) (Cost $12,832,011)		12,831,649

Total Investments in Securities (97.4%) (Cost $361,567,881)		409,419,204
Other Assets Less Liabilities (2.6%)		10,904,362

Net Assets (100%)		$420,323,566

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $14,557,160 or 3.5% of net assets.

(x)

All or a portion of security is on loan at December 31, 2019, the Portfolio had loaned securities with a total value of $418,474. This was collateralized by $441,287 of various U.S. Government Treasury Securities, ranging from 2.250% - 2.875%, maturing 8/15/46 - 11/15/46.

Glossary:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
USD	— United States Dollar
ZAR	— South African Rand

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	200	ZAR	2,790	JPMorgan Chase Bank	1/6/2020	—	#

Net unrealized depreciation						—	#

#	Less than 0.50.

See Notes to Financial Statements.

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EQ/LAZARD EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)		Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Brazil	$40,716,132	$—		$—	$40,716,132
China	25,270,248	65,071,727		—	90,341,975
Egypt	—	5,341,439		—	5,341,439
Hong Kong	—	6,491,188		—	6,491,188
Hungary	—	8,794,405		—	8,794,405
India	4,178,258	5,819,176		—	9,997,434
Indonesia	7,491,054	13,366,749		—	20,857,803
Luxembourg	3,457,410	—		—	3,457,410
Malaysia	—	1,362,933		—	1,362,933
Mexico	16,829,590	—		—	16,829,590
Pakistan	—	3,553,638		—	3,553,638
Portugal	—	3,657,211		—	3,657,211
Russia	5,658,250	35,823,041		—	41,481,291
South Africa	—	26,331,927		—	26,331,927
South Korea	—	69,406,480		—	69,406,480
Taiwan	—	20,886,073		—	20,886,073
Thailand	—	6,239,101		—	6,239,101
Turkey	—	11,716,385		—	11,716,385
United Kingdom	—	9,125,140		—	9,125,140
Forward Currency Contracts	—	—	(a)	—	—	(a)
Short-Term Investment
Investment Company	12,831,649	—		—	12,831,649

Total Assets	$116,432,591	$292,986,613		$—	$409,419,204

Total Liabilities	$—	$—		$—	$—

Total	$116,432,591	$292,986,613		$—	$409,419,204

(a)	Less than 0.50.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(301)	$(301)

Total	$(301)	$(301)

^ This Portfolio held forward foreign currency contracts for hedging.

See Notes to Financial Statements.

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EQ/LAZARD EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $187,000 for two months during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$—	#	$—	$—	$—	#

Total	$—	#	$—	$—	$—	#

#	Less than 0.50.
(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$86,472,743
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$78,193,491

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$61,135,846
Aggregate gross unrealized depreciation	(14,912,335)

Net unrealized appreciation	$46,223,511

Federal income tax cost of investments in securities and derivative instruments, if applicable	$363,195,693

See Notes to Financial Statements.

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EQ ADVISORS TRUST

EQ/LAZARD EMERGING MARKETS EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x): (Cost $361,567,881)	$409,419,204
Cash	10,900,000
Foreign cash (Cost $261,619)	265,262
Dividends, interest and other receivables	340,964
Receivable for Portfolio shares sold	144,151
Receivable for securities sold	91,073
Securities lending income receivable	307
Other assets	2,089

Total assets	421,163,050

LIABILITIES
Investment management fees payable	240,808
Payable for Portfolio shares redeemed	204,213
Payable for securities purchased	155,498
Distribution fees payable – Class IB	85,853
Administrative fees payable	32,763
Accrued expenses	120,349

Total liabilities	839,484

NET ASSETS	$420,323,566

Net assets were comprised of:
Paid in capital	$372,818,756
Total distributable earnings (loss)	47,504,810

Net assets	$420,323,566

Class IB
Net asset value, offering and redemption price per share, $420,323,566 / 19,109,592 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.00

(x)	Includes value of securities on loan of $418,474.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $1,303,788 foreign withholding tax)	$13,499,700
Interest (net of $2,916 foreign withholding tax)	200,834
Securities lending (net)	5,947

Total income	13,706,481

EXPENSES
Investment management fees	3,821,012
Distribution fees – Class IB	955,250
Custodian fees	403,000
Administrative fees	365,119
Professional fees	77,845
Offering costs	56,285
Printing and mailing expenses	41,516
Trustees’ fees	11,874
Miscellaneous	14,891

Gross expenses	5,746,792
Less: Waiver from investment manager	(483,279)

Net expenses	5,263,513

NET INVESTMENT INCOME (LOSS)	8,442,968

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	5,721,656
Forward foreign currency contracts	(301)
Foreign currency transactions	(110,931)

Net realized gain (loss)	5,610,424

Change in unrealized appreciation (depreciation) on:
Investments in securities	51,912,572
Foreign currency translations	6,663

Net change in unrealized appreciation (depreciation)	51,919,235

NET REALIZED AND UNREALIZED GAIN (LOSS)	57,529,659

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$65,972,627

See Notes to Financial Statements.

1210

EQ ADVISORS TRUST

EQ/LAZARD EMERGING MARKETS EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,442,968	$408,079
Net realized gain (loss)	5,610,424	(205,797)
Net change in unrealized appreciation (depreciation)	51,919,235	(4,063,776)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	65,972,627	(3,861,494)

Distributions to shareholders:
Class IB	(14,391,560)	(620,971)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,281,250 and 8,187,290 shares, respectively ]	47,368,451	159,258,362
Capital shares sold in-kind (Note 8) [ 0 and 10,412,937 shares, respectively ]	—	202,427,504
Capital shares issued in reinvestment of dividends [ 675,084 and 31,548 shares, respectively ]	14,391,560	620,971
Capital shares repurchased [ (2,094,284) and (384,233) shares, respectively ]	(43,358,518)	(7,483,366)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	18,401,493	354,823,471

TOTAL INCREASE (DECREASE) IN NET ASSETS	69,982,560	350,341,006
NET ASSETS:
Beginning of period	350,341,006	—

End of period	$420,323,566	$350,341,006

* Commencement of Operations.

See Notes to Financial Statements.

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EQ ADVISORS TRUST

EQ/LAZARD EMERGING MARKETS EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$19.20		$19.44

Income (loss) from investment operations:
Net investment income (loss) (e)	0.46		0.02	##
Net realized and unrealized gain (loss)	3.13		(0.23)

Total from investment operations	3.59		(0.21)

Less distributions:
Dividends from net investment income	(0.55)		(0.03)
Distributions from net realized gains	(0.24)		—

Total dividends and distributions	(0.79)		(0.03)

Net asset value, end of period	$22.00		$19.20

Total return (b)	18.79%		(1.06)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$420,324		$350,341
Ratio of expenses to average net assets:
After waivers (a)(f)	1.38	%(j)	1.37	%(j)
Before waivers (a)(f)	1.50%		1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.21%		0.59	%(l)(aa)
Before waivers (a)(f)	2.08%		0.52	%(l)(aa)
Portfolio turnover rate^	22%		0	%(z)
*	Commencement of Operations.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.01 for Class IB.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.38% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.08% lower.

See Notes to Financial Statements.

1212

EQ/LEGG MASON GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	QS Investors, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/19

Since Incept.
Portfolio – Class IB Shares*	13.98%
Portfolio – Class K Shares*	14.22
EQ/Legg Mason Growth Allocation Index	16.09
S&P 500® Index	21.73
Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index	11.35

* Date of inception 2/1/19. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.98% for the period ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/Legg Mason Growth Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which returned 16.09%, 21.73% and 11.35%, respectively.

Portfolio Highlights

What helped performance since inception:

•	All asset classes experienced positive returns over the period, led by U.S. large-cap equity as major indices reached new highs.

•	U.S. large-cap equity contributed on a relative basis, as it outperformed the broader global equity market.

What hurt performance since inception:

•

Sub-asset class selection effects were the primary detractor to relative returns over the period. The largest detractor was from international developed equity, followed by U.S. mid-cap and U.S. small-cap equities respectively.

How did derivatives contribute/detract from performance since inception?

•	The Portfolio can sell equity futures as a method of managing risk. During the year, these securities had a negligible impact on returns.

Portfolio Positioning and Outlook — QS Investors, LLC

In U.S. fixed income, we forecast that high yield will outperform investment grade bonds over the near term. Within the model, the narrowing of the spread between high yield and investment grade more than offset the rise in equity volatility.

We believe that U.S. stocks are positioned to underperform versus their international-developed market counterparts. This view is supported by valuation, which compares the forward price to earnings ratio in the U.S. versus their international counterparts. Options market data also shows greater demand for price protection in the U.S. versus international-developed markets. The options market data supporting international-developed markets is at its strongest level in several years.

European stocks are forecasted to perform similarly to European bonds in our model. Valuation, as measured by comparing European equities earnings yield to the ten-year government yield and equity price momentum continues to support stocks. Bonds are supported by the recent change in European government yields and a negative reading of European Leading Indicators.

1213

EQ/LEGG MASON GROWTH ALLOCATION PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Exchange Traded Funds	$34,953,454	98.5%
Investment Company	24,688	0.1
Cash and Other	488,545	1.4

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,064.20	$5.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.49	5.77
Class K
Actual	1,000.00	1,065.50	4.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.74	4.51

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.13% and 0.89%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (64.2%)
iShares Core MSCI EAFE ETF	123,916	$8,084,280
iShares Core S&P 500 ETF	14,096	4,556,391
iShares Core S&P Mid-Cap ETF	18,764	3,862,007
iShares Russell 2000 ETF	10,550	1,747,819
SPDR S&P 500 ETF Trust	14,156	4,556,250

Total Equity		22,806,747

Fixed Income (34.3%)
Vanguard Intermediate-Term Corporate Bond ETF	132,998	12,146,707

Total Exchange Traded Funds (98.5%) (Cost $32,619,523)		34,953,454

SHORT-TERM INVESTMENT:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	24,681	24,688

Total Short-Term Investment (0.1%) (Cost $24,688)		24,688

Total Investments in Securities (98.6%) (Cost $32,644,211)		34,978,142
Other Assets Less Liabilities (1.4%)		488,545

Net Assets (100%)		$35,466,687

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$34,953,454	$—	$—	$34,953,454
Short-Term Investment
Investment Company	24,688	—	—	24,688

Total Assets	$34,978,142	$—	$—	$34,978,142

Total Liabilities	$—	$—	$—	$—

Total	$34,978,142	$—	$—	$34,978,142

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(3,236)	$(3,236)

Total	$(3,236)	$(3,236)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average settlement value of approximately $271,000 for five days during the period ended December 31, 2019.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment security transactions for the period ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$37,352,814
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,822,817

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,333,904
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$2,333,904

Federal income tax cost of investments in securities and derivative instruments, if applicable	$32,644,238

See Notes to Financial Statements.

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EQ/LEGG MASON GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $32,644,211)	$34,978,142
Cash	499,999
Cash held as collateral at broker for futures	24
Dividends, interest and other receivables	21,937
Receivable for Portfolio shares sold	15,852
Deferred offering cost	1,570
Other assets	3,492

Total assets	35,521,016

LIABILITIES
Distribution fees payable – Class IB	4,817
Administrative fees payable	3,611
Payable for Portfolio shares redeemed	64
Trustees’ fees payable	9
Due to broker for futures variation margin	2
Accrued expenses	45,826

Total liabilities	54,329

NET ASSETS	$35,466,687

Net assets were comprised of:
Paid in capital	$33,103,608
Total distributable earnings (loss)	2,363,079

Net assets	$35,466,687

Class IB
Net asset value, offering and redemption price per share, $24,154,379 / 2,148,236 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.24

Class K
Net asset value, offering and redemption price per share, $11,312,308 / 1,006,044 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.24

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2019*

INVESTMENT INCOME
Dividends	$595,698
Interest	6,879

Total income	602,577

EXPENSES
Investment management fees	150,331
Professional fees	61,508
Administrative fees	29,802
Distribution fees – Class IB	22,820
Printing and mailing expenses	22,319
Offering costs	16,907
Custodian fees	6,000
Tax expense	918
Trustees’ fees	440
Miscellaneous	1,216

Gross expenses	312,261
Less: Waiver from investment manager	(124,462)

Net expenses	187,799

NET INVESTMENT INCOME (LOSS)	414,778

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	89,528
Futures contracts	(3,236)

Net realized gain (loss)	86,292

Net change in unrealized appreciation (depreciation) on investments in securities	2,333,931

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,420,223

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,835,001

*	The Portfolio commenced operations on February 1, 2019.

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

February 1, 2019* to December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$414,778
Net realized gain (loss)	86,292
Net change in unrealized appreciation (depreciation)	2,333,931

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,835,001

Distributions to shareholders:
Class IB	(311,688)
Class K	(178,596)

Total distributions to shareholders	(490,284)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,153,396 shares]	23,097,798
Capital shares issued in reinvestment of dividends and distributions [ 27,997 shares]	311,688
Capital shares repurchased [ (33,157) shares]	(366,112)

Total Class IB transactions	23,043,374

Class K
Capital shares sold [ 990,000 shares]	9,900,000
Capital shares issued in reinvestment of dividends and distributions [ 16,044 shares]	178,596

Total Class K transactions	10,078,596

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	33,121,970

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,466,687
NET ASSETS:
Beginning of period	—

End of period	$35,466,687

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22
Net realized and unrealized gain (loss)	1.18

Total from investment operations	1.40

Less distributions:
Dividends from net investment income	(0.13)
Distributions from net realized gains	(0.03)

Total dividends and distributions	(0.16)

Net asset value, end of period	$11.24

Total return (b)	13.98%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$24,154
Ratio of expenses to average net assets:
After waivers (a)(f)	1.14	%(j)
Before waivers (a)(f)	1.70%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.25	%(l)
Before waivers (a)(f)	1.69	%(l)
Portfolio turnover rate^	24	%(z)

Class K	February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21
Net realized and unrealized gain (loss)	1.21

Total from investment operations	1.42

Less distributions:
Dividends from net investment income	(0.15)
Distributions from net realized gains	(0.03)

Total dividends and distributions	(0.18)

Net asset value, end of period	$11.24

Total return (b)	14.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,312
Ratio of expenses to average net assets:
After waivers (a)(f)	0.88	%(j)
Before waivers (a)(f)	1.59%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.15	%(l)
Before waivers (a)(f)	1.45	%(l)
Portfolio turnover rate^	24	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1219

EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	QS Investors, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	14.98%	6.59%
EQ/Legg Mason Moderate Allocation Index	16.71	8.23
S&P 500® Index	31.49	16.78
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	1.72

* Date of inception 2/22/16. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.98% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/Legg Mason Moderate Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 16.71%, 31.49% and 5.20%, respectively.

Portfolio Highlights

What helped performance during the year:

•	U.S. equities were the best performing asset class over the period; U.S. large-cap contributed the most on an absolute basis.

•

Asset allocation effects were the primary contributor over the period as an underweight allocation to intermediate-term bonds and overweight allocation to U.S. large-cap equities relative to the strategic benchmark helped returns.

What hurt performance during the year:

•	An underweight allocation to international equities was the largest detractor over the period.

•	Allocations to U.S. mid-cap and U.S. small-cap equities detracted slightly on a relative basis as well.

How did derivatives contribute/detract from performance during the year?

•	The Portfolio can sell equity futures as a method of managing risk. During the year, these securities had a negligible impact on returns.

Portfolio Positioning and Outlook — QS Investors, LLC

In U.S. fixed income, we forecast that high yield will outperform investment grade bonds over the near term. Within the model, the narrowing of the spread between high yield and investment grade more than offset the rise in equity volatility.

We believe that U.S. stocks are positioned to underperform versus their international-developed market counterparts. This view is supported by valuation, which compares the forward price to earnings ratio in the U.S. versus their international counterparts. Options market data also shows greater demand for price protection in the U.S. versus international-developed markets. The options market data supporting international-developed markets is at its strongest level in several years.

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EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO (Unaudited)

European stocks are forecasted to perform similarly to European bonds in our model. Valuation, as measured by comparing European equities earnings yield to the ten-year government yield and equity price momentum continues to support stocks. Bonds are supported by the recent change in European government yields and a negative reading of European Leading Indicators.

Sector Weightings as of December 31, 2019	% of Net Assets
U.S. Treasury Obligations	42.6%
Exchange Traded Funds	33.1
Information Technology	5.3
Health Care	3.2
Financials	2.9
Communication Services	2.3
Consumer Discretionary	2.2
Industrials	2.1
Consumer Staples	1.6
Energy	1.0
Utilities	0.8
Real Estate	0.7
Materials	0.6
Cash and Other	1.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,048.20	$5.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.36	5.90

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.16%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.3%)
Diversified Telecommunication Services (0.5%)
AT&T, Inc.	12,796	$500,068
CenturyLink, Inc.	1,719	22,708
Verizon Communications, Inc.	7,333	450,246

		973,022

Entertainment (0.4%)
Activision Blizzard, Inc.	1,343	79,801
Electronic Arts, Inc.*	516	55,475
Live Nation Entertainment, Inc.*	260	18,582
Netflix, Inc.*	767	248,178
Take-Two Interactive Software, Inc.*	198	24,241
Walt Disney Co. (The)	3,155	456,308

		882,585

Interactive Media & Services (1.1%)
Alphabet, Inc., Class A*	524	701,840
Alphabet, Inc., Class C*	523	699,261
Facebook, Inc., Class A*	4,190	859,998
Twitter, Inc.*	1,353	43,364

		2,304,463

Media (0.3%)
Charter Communications, Inc., Class A*	274	132,912
Comcast Corp., Class A	7,942	357,152
Discovery, Inc., Class A (x)*	275	9,003
Discovery, Inc., Class C*	604	18,416
DISH Network Corp., Class A*	443	15,713
Fox Corp., Class A	620	22,983
Fox Corp., Class B	283	10,301
Interpublic Group of Cos., Inc. (The)	678	15,662
News Corp., Class A	671	9,488
News Corp., Class B	309	4,483
Omnicom Group, Inc.	381	30,869
ViacomCBS, Inc.	942	39,536

		666,518

Wireless Telecommunication Services (0.0%)
T-Mobile US, Inc.*	554	43,445

Total Communication Services		4,870,033

Consumer Discretionary (2.2%)
Auto Components (0.0%)
Aptiv plc	449	42,642
BorgWarner, Inc.	361	15,660

		58,302

Automobiles (0.1%)
Ford Motor Co.	6,861	63,808
General Motors Co.	2,200	80,520
Harley-Davidson, Inc.	275	10,227

		154,555

Distributors (0.0%)
Genuine Parts Co.	256	27,195
LKQ Corp.*	539	19,242

		46,437

Diversified Consumer Services (0.0%)
H&R Block, Inc.	351	8,241

Hotels, Restaurants & Leisure (0.4%)
Carnival Corp.	701	35,632
Chipotle Mexican Grill, Inc.*	45	37,670
Darden Restaurants, Inc.	215	23,437
Hilton Worldwide Holdings, Inc.	502	55,677
Las Vegas Sands Corp.	593	40,941
Marriott International, Inc., Class A	479	72,535
McDonald’s Corp.	1,330	262,821
MGM Resorts International	912	30,342
Norwegian Cruise Line Holdings Ltd.*	377	22,021
Royal Caribbean Cruises Ltd.	301	40,186
Starbucks Corp.	2,049	180,148
Wynn Resorts Ltd.	170	23,608
Yum! Brands, Inc.	533	53,689

		878,707

Household Durables (0.1%)
DR Horton, Inc.	589	31,070
Garmin Ltd.	253	24,682
Leggett & Platt, Inc.	230	11,691
Lennar Corp., Class A	498	27,783
Mohawk Industries, Inc.*	105	14,320
Newell Brands, Inc.	667	12,820
NVR, Inc.*	6	22,850
PulteGroup, Inc.	451	17,499
Whirlpool Corp.	111	16,376

		179,091

Internet & Direct Marketing Retail (0.8%)
Amazon.com, Inc.*	730	1,348,923
Booking Holdings, Inc.*	74	151,976
eBay, Inc.	1,380	49,832
Expedia Group, Inc.	245	26,494

		1,577,225

Leisure Products (0.0%)
Hasbro, Inc.	206	21,756

Multiline Retail (0.1%)
Dollar General Corp.	450	70,191
Dollar Tree, Inc.*	414	38,937
Kohl’s Corp.	279	14,215
Macy’s, Inc.	541	9,197
Nordstrom, Inc.	187	7,654
Target Corp.	895	114,748

		254,942

Specialty Retail (0.5%)
Advance Auto Parts, Inc.	125	20,020
AutoZone, Inc.*	43	51,226
Best Buy Co., Inc.	406	35,647
CarMax, Inc.*	290	25,424
Gap, Inc. (The)	375	6,630
Home Depot, Inc. (The)	1,918	418,853
L Brands, Inc.	407	7,375
Lowe’s Cos., Inc.	1,352	161,916
O’Reilly Automotive, Inc.*	134	58,727

See Notes to Financial Statements.

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EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Ross Stores, Inc.	639	$74,392
Tiffany & Co.	190	25,394
TJX Cos., Inc. (The)	2,117	129,264
Tractor Supply Co.	209	19,529
Ulta Beauty, Inc.*	103	26,073

		1,060,470

Textiles, Apparel & Luxury Goods (0.2%)
Capri Holdings Ltd.*	266	10,148
Hanesbrands, Inc.	633	9,400
NIKE, Inc., Class B	2,130	215,790
PVH Corp.	130	13,669
Ralph Lauren Corp.	91	10,667
Tapestry, Inc.	502	13,539
Under Armour, Inc., Class A*	329	7,107
Under Armour, Inc., Class C*	340	6,521
VF Corp.	572	57,006

		343,847

Total Consumer Discretionary		4,583,573

Consumer Staples (1.6%)
Beverages (0.4%)
Brown-Forman Corp., Class B	319	21,564
Coca-Cola Co. (The)	6,844	378,815
Constellation Brands, Inc., Class A	293	55,597
Molson Coors Brewing Co., Class B	329	17,733
Monster Beverage Corp.*	678	43,087
PepsiCo, Inc.	2,449	334,705

		851,501

Food & Staples Retailing (0.3%)
Costco Wholesale Corp.	770	226,318
Kroger Co. (The)	1,399	40,557
Sysco Corp.	899	76,901
Walgreens Boots Alliance, Inc.	1,329	78,358
Walmart, Inc.	2,491	296,030

		718,164

Food Products (0.3%)
Archer-Daniels-Midland Co.	975	45,191
Campbell Soup Co.	295	14,579
Conagra Brands, Inc.	852	29,172
General Mills, Inc.	1,057	56,613
Hershey Co. (The)	261	38,362
Hormel Foods Corp.	486	21,923
JM Smucker Co. (The)	200	20,826
Kellogg Co.	435	30,085
Kraft Heinz Co. (The)	1,089	34,989
Lamb Weston Holdings, Inc.	255	21,938
McCormick & Co., Inc. (Non-Voting)	215	36,492
Mondelez International, Inc., Class A	2,526	139,132
Tyson Foods, Inc., Class A	516	46,977

		536,279

Household Products (0.4%)
Church & Dwight Co., Inc.	433	30,457
Clorox Co. (The)	220	33,779
Colgate-Palmolive Co.	1,503	103,467
Kimberly-Clark Corp.	603	82,943
Procter & Gamble Co. (The)	4,437	554,181

		804,827

Personal Products (0.0%)
Coty, Inc., Class A	515	5,794
Estee Lauder Cos., Inc. (The), Class A	387	79,931

		85,725

Tobacco (0.2%)
Altria Group, Inc.	3,355	167,448
Philip Morris International, Inc.	2,725	231,870

		399,318

Total Consumer Staples		3,395,814

Energy (1.0%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	1,136	29,116
Halliburton Co.	1,534	37,537
Helmerich & Payne, Inc.	192	8,723
National Oilwell Varco, Inc.	675	16,909
Schlumberger Ltd.	2,422	97,364
TechnipFMC plc	735	15,758

		205,407

Oil, Gas & Consumable Fuels (0.9%)
Apache Corp.	658	16,838
Cabot Oil & Gas Corp.	733	12,762
Chevron Corp.	3,325	400,696
Cimarex Energy Co.	178	9,343
Concho Resources, Inc.	352	30,825
ConocoPhillips	1,944	126,418
Devon Energy Corp.	708	18,387
Diamondback Energy, Inc.	285	26,465
EOG Resources, Inc.	1,016	85,100
Exxon Mobil Corp.	7,471	521,326
Hess Corp.	453	30,265
HollyFrontier Corp.	265	13,438
Kinder Morgan, Inc.	3,409	72,169
Marathon Oil Corp.	1,408	19,121
Marathon Petroleum Corp.	1,153	69,468
Noble Energy, Inc.	837	20,791
Occidental Petroleum Corp.	1,566	64,535
ONEOK, Inc.	723	54,709
Phillips 66	785	87,457
Pioneer Natural Resources Co.	293	44,351
Valero Energy Corp.	726	67,990
Williams Cos., Inc. (The)	2,122	50,334

		1,842,788

Total Energy		2,048,195

Financials (2.9%)
Banks (1.3%)
Bank of America Corp.	14,197	500,018
Citigroup, Inc.	3,834	306,298
Citizens Financial Group, Inc.	782	31,757
Comerica, Inc.	262	18,799
Fifth Third Bancorp	1,280	39,347

See Notes to Financial Statements.

1223

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EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
First Republic Bank	295	$34,648
Huntington Bancshares, Inc.	1,819	27,431
JPMorgan Chase & Co.	5,535	771,579
KeyCorp	1,757	35,562
M&T Bank Corp.	234	39,722
People’s United Financial, Inc.	698	11,796
PNC Financial Services Group, Inc. (The)	780	124,511
Regions Financial Corp.	1,747	29,979
SVB Financial Group*	90	22,594
Truist Financial Corp.	2,348	132,239
US Bancorp	2,512	148,936
Wells Fargo & Co.	6,723	361,697
Zions Bancorp NA	310	16,095

		2,653,008

Capital Markets (0.6%)
Ameriprise Financial, Inc.	229	38,147
Bank of New York Mellon Corp. (The)	1,502	75,596
BlackRock, Inc.	206	103,556
Cboe Global Markets, Inc.	195	23,400
Charles Schwab Corp. (The)	1,950	92,742
CME Group, Inc.	627	125,851
E*TRADE Financial Corp.	397	18,012
Franklin Resources, Inc.	494	12,834
Goldman Sachs Group, Inc. (The)	549	126,232
Intercontinental Exchange, Inc.	981	90,792
Invesco Ltd.	674	12,118
MarketAxess Holdings, Inc.	66	25,021
Moody’s Corp.	285	67,662
Morgan Stanley	2,116	108,170
MSCI, Inc.	148	38,211
Nasdaq, Inc.	202	21,634
Northern Trust Corp.	376	39,946
Raymond James Financial, Inc.	216	19,323
S&P Global, Inc.	431	117,685
State Street Corp.	652	51,573
T. Rowe Price Group, Inc.	413	50,320

		1,258,825

Consumer Finance (0.1%)
American Express Co.	1,157	144,035
Capital One Financial Corp.	823	84,695
Discover Financial Services	557	47,245
Synchrony Financial	1,069	38,494

		314,469

Diversified Financial Services (0.4%)
Berkshire Hathaway, Inc., Class B*	3,453	782,105

Insurance (0.5%)
Aflac, Inc.	1,297	68,611
Allstate Corp. (The)	577	64,884
American International Group, Inc.	1,523	78,176
Aon plc	413	86,024
Arthur J Gallagher & Co.	326	31,045
Assurant, Inc.	107	14,026
Chubb Ltd.	798	124,217
Cincinnati Financial Corp.	266	27,970
Everest Re Group Ltd.	71	19,656
Globe Life, Inc.	176	18,524
Hartford Financial Services Group, Inc. (The)	633	38,467
Lincoln National Corp.	351	20,712
Loews Corp.	455	23,883
Marsh & McLennan Cos., Inc.	887	98,821
MetLife, Inc.	1,394	71,052
Principal Financial Group, Inc.	454	24,970
Progressive Corp. (The)	1,024	74,127
Prudential Financial, Inc.	704	65,993
Travelers Cos., Inc. (The)	456	62,449
Unum Group	365	10,643
Willis Towers Watson plc	226	45,638
WR Berkley Corp.	240	16,584

		1,086,472

Total Financials		6,094,879

Health Care (3.2%)
Biotechnology (0.5%)
AbbVie, Inc.	2,636	233,391
Alexion Pharmaceuticals, Inc.*	393	42,503
Amgen, Inc.	1,050	253,123
Biogen, Inc.*	323	95,844
Gilead Sciences, Inc.	2,218	144,126
Incyte Corp.*	313	27,331
Regeneron Pharmaceuticals, Inc.*	140	52,567
Vertex Pharmaceuticals, Inc.*	450	98,528

		947,413

Health Care Equipment & Supplies (0.8%)
Abbott Laboratories	3,095	268,832
ABIOMED, Inc.*	79	13,477
Align Technology, Inc.*	127	35,438
Baxter International, Inc.	894	74,756
Becton Dickinson and Co.	489	132,993
Boston Scientific Corp.*	2,439	110,292
Cooper Cos., Inc. (The)	87	27,952
Danaher Corp.	1,118	171,591
Dentsply Sirona, Inc.	392	22,183
Edwards Lifesciences Corp.*	364	84,918
Hologic, Inc.*	468	24,434
IDEXX Laboratories, Inc.*	151	39,431
Intuitive Surgical, Inc.*	202	119,412
Medtronic plc	2,387	270,805
ResMed, Inc.	252	39,052
STERIS plc	151	23,015
Stryker Corp.	562	117,986
Teleflex, Inc.	81	30,492
Varian Medical Systems, Inc.*	159	22,580
Zimmer Biomet Holdings, Inc.	359	53,735

		1,683,374

Health Care Providers & Services (0.7%)
AmerisourceBergen Corp.	266	22,615
Anthem, Inc.	448	135,309
Cardinal Health, Inc.	522	26,403
Centene Corp.*	724	45,518
Cigna Corp.	661	135,168
CVS Health Corp.	2,277	169,158

See Notes to Financial Statements.

1224

EQ ADVISORS TRUST

EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
DaVita, Inc.*	170	$12,755
HCA Healthcare, Inc.	466	68,880
Henry Schein, Inc.*	260	17,347
Humana, Inc.	237	86,865
Laboratory Corp. of America Holdings*	171	28,928
McKesson Corp.	324	44,816
Quest Diagnostics, Inc.	236	25,202
UnitedHealth Group, Inc.	1,674	492,123
Universal Health Services, Inc., Class B	142	20,371
WellCare Health Plans, Inc.*	88	29,059

		1,360,517

Health Care Technology (0.0%)
Cerner Corp.	557	40,878

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	542	46,238
Illumina, Inc.*	257	85,257
IQVIA Holdings, Inc.*	319	49,289
Mettler-Toledo International, Inc.*	43	34,111
PerkinElmer, Inc.	194	18,838
Thermo Fisher Scientific, Inc.	701	227,734
Waters Corp.*	117	27,337

		488,804

Pharmaceuticals (1.0%)
Allergan plc	574	109,732
Bristol-Myers Squibb Co.	4,106	263,564
Eli Lilly & Co.	1,488	195,568
Johnson & Johnson	4,622	674,211
Merck & Co., Inc.	4,531	412,094
Mylan NV*	903	18,150
Perrigo Co. plc	238	12,295
Pfizer, Inc.	9,805	384,160
Zoetis, Inc.	836	110,645

		2,180,419

Total Health Care		6,701,405

Industrials (2.1%)
Aerospace & Defense (0.6%)
Arconic, Inc.	678	20,862
Boeing Co. (The)	936	304,911
General Dynamics Corp.	410	72,304
Huntington Ingalls Industries, Inc.	72	18,063
L3Harris Technologies, Inc.	391	77,367
Lockheed Martin Corp.	435	169,380
Northrop Grumman Corp.	276	94,936
Raytheon Co.	488	107,233
Textron, Inc.	403	17,974
TransDigm Group, Inc.	87	48,720
United Technologies Corp.	1,421	212,809

		1,144,559

Air Freight & Logistics (0.1%)
CH Robinson Worldwide, Inc.	237	18,534
Expeditors International of Washington, Inc.	299	23,328
FedEx Corp.	420	63,508
United Parcel Service, Inc., Class B	1,223	143,164

		248,534

Airlines (0.1%)
Alaska Air Group, Inc.	216	14,634
American Airlines Group, Inc.	694	19,904
Delta Air Lines, Inc.	1,014	59,299
Southwest Airlines Co.	847	45,721
United Airlines Holdings, Inc.*	387	34,091

		173,649

Building Products (0.1%)
Allegion plc	164	20,425
AO Smith Corp.	242	11,529
Fortune Brands Home & Security, Inc.	245	16,008
Johnson Controls International plc	1,393	56,709
Masco Corp.	507	24,331

		129,002

Commercial Services & Supplies (0.1%)
Cintas Corp.	145	39,016
Copart, Inc.*	353	32,102
Republic Services, Inc.	371	33,253
Rollins, Inc.	247	8,190
Waste Management, Inc.	684	77,949

		190,510

Construction & Engineering (0.0%)
Jacobs Engineering Group, Inc.	237	21,289
Quanta Services, Inc.	249	10,137

		31,426

Electrical Equipment (0.1%)
AMETEK, Inc.	400	39,896
Eaton Corp. plc	736	69,714
Emerson Electric Co.	1,078	82,208
Rockwell Automation, Inc.	205	41,548

		233,366

Industrial Conglomerates (0.3%)
3M Co.	1,008	177,831
General Electric Co.	15,283	170,558
Honeywell International, Inc.	1,260	223,020
Roper Technologies, Inc.	182	64,470

		635,879

Machinery (0.4%)
Caterpillar, Inc.	985	145,465
Cummins, Inc.	276	49,393
Deere & Co.	551	95,466
Dover Corp.	255	29,391
Flowserve Corp.	230	11,447
Fortive Corp.	517	39,494
IDEX Corp.	133	22,876
Illinois Tool Works, Inc.	516	92,689
Ingersoll-Rand plc	423	56,225
PACCAR, Inc.	606	47,935
Parker-Hannifin Corp.	225	46,309
Pentair plc	294	13,486

See Notes to Financial Statements.

1225

EQ ADVISORS TRUST

EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Snap-on, Inc.	97	$16,432
Stanley Black & Decker, Inc.	266	44,087
Westinghouse Air Brake Technologies Corp.	319	24,818
Xylem, Inc.	315	24,819

		760,332

Professional Services (0.1%)
Equifax, Inc.	212	29,705
IHS Markit Ltd.*	702	52,896
Nielsen Holdings plc	622	12,627
Robert Half International, Inc.	206	13,009
Verisk Analytics, Inc.	286	42,711

		150,948

Road & Rail (0.2%)
CSX Corp.	1,340	96,962
JB Hunt Transport Services, Inc.	150	17,517
Kansas City Southern	176	26,956
Norfolk Southern Corp.	461	89,494
Old Dominion Freight Line, Inc.	110	20,876
Union Pacific Corp.	1,210	218,756

		470,561

Trading Companies & Distributors (0.0%)
Fastenal Co.	1,005	37,135
United Rentals, Inc.*	135	22,514
WW Grainger, Inc.	77	26,066

		85,715

Total Industrials		4,254,481

Information Technology (5.3%)
Communications Equipment (0.2%)
Arista Networks, Inc.*	95	19,323
Cisco Systems, Inc.	7,435	356,582
F5 Networks, Inc.*	105	14,663
Juniper Networks, Inc.	605	14,901
Motorola Solutions, Inc.	290	46,731

		452,200

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	521	56,388
CDW Corp.	253	36,138
Corning, Inc.	1,367	39,793
FLIR Systems, Inc.	238	12,393
IPG Photonics Corp.*	62	8,985
Keysight Technologies, Inc.*	328	33,663
TE Connectivity Ltd.	588	56,354
Zebra Technologies Corp., Class A*	95	24,267

		267,981

IT Services (1.2%)
Accenture plc, Class A	1,116	234,996
Akamai Technologies, Inc.*	289	24,964
Alliance Data Systems Corp.	72	8,078
Automatic Data Processing, Inc.	760	129,580
Broadridge Financial Solutions, Inc.	200	24,708
Cognizant Technology Solutions Corp., Class A	967	59,973
DXC Technology Co.	459	17,254
Fidelity National Information Services, Inc.	1,074	149,383
Fiserv, Inc.*	1,000	115,630
FleetCor Technologies, Inc.*	152	43,733
Gartner, Inc.*	158	24,348
Global Payments, Inc.	525	95,844
International Business Machines Corp.	1,551	207,896
Jack Henry & Associates, Inc.	135	19,665
Leidos Holdings, Inc.	237	23,200
Mastercard, Inc., Class A	1,564	466,995
Paychex, Inc.	560	47,634
PayPal Holdings, Inc.*	2,061	222,938
VeriSign, Inc.*	182	35,068
Visa, Inc., Class A	3,002	564,076
Western Union Co. (The)	742	19,871

		2,535,834

Semiconductors & Semiconductor Equipment (1.0%)
Advanced Micro Devices, Inc.*	1,999	91,674
Analog Devices, Inc.	647	76,890
Applied Materials, Inc.	1,618	98,763
Broadcom, Inc.	684	216,158
Intel Corp.	7,686	460,007
KLA Corp.	279	49,709
Lam Research Corp.	253	73,977
Maxim Integrated Products, Inc.	475	29,217
Microchip Technology, Inc.	417	43,668
Micron Technology, Inc.*	1,933	103,957
NVIDIA Corp.	1,085	255,301
Qorvo, Inc.*	206	23,943
QUALCOMM, Inc.	2,008	177,166
Skyworks Solutions, Inc.	301	36,385
Texas Instruments, Inc.	1,635	209,754
Xilinx, Inc.	442	43,214

		1,989,783

Software (1.6%)
Adobe, Inc.*	850	280,339
ANSYS, Inc.*	147	37,839
Autodesk, Inc.*	385	70,632
Cadence Design Systems, Inc.*	491	34,056
Citrix Systems, Inc.	215	23,844
Fortinet, Inc.*	248	26,476
Intuit, Inc.	455	119,178
Microsoft Corp.	13,440	2,119,488
NortonLifeLock, Inc.	995	25,392
Oracle Corp.	3,777	200,105
salesforce.com, Inc.*	1,567	254,857
ServiceNow, Inc.*	330	93,166
Synopsys, Inc.*	263	36,610

		3,321,982

Technology Hardware, Storage & Peripherals (1.1%)
Apple, Inc.	7,349	2,158,034
Hewlett Packard Enterprise Co.	2,286	36,256
HP, Inc.	2,596	53,348
NetApp, Inc.	417	25,958
Seagate Technology plc	415	24,692
Western Digital Corp.	518	32,877

See Notes to Financial Statements.

1226

EQ ADVISORS TRUST

EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Xerox Holdings Corp.	333	$12,278

		2,343,443

Total Information Technology		10,911,223

Materials (0.6%)
Chemicals (0.4%)
Air Products & Chemicals, Inc.	386	90,706
Albemarle Corp.	186	13,585
Celanese Corp.	217	26,717
CF Industries Holdings, Inc.	382	18,237
Corteva, Inc.	1,311	38,753
Dow, Inc.	1,301	71,204
DuPont de Nemours, Inc.	1,305	83,781
Eastman Chemical Co.	240	19,022
Ecolab, Inc.	438	84,530
FMC Corp.	228	22,759
International Flavors & Fragrances, Inc. (x)	187	24,127
Linde plc	947	201,616
LyondellBasell Industries NV, Class A	452	42,705
Mosaic Co. (The)	621	13,438
PPG Industries, Inc.	414	55,265
Sherwin-Williams Co. (The)	144	84,030

		890,475

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	109	30,481
Vulcan Materials Co.	232	33,406

		63,887

Containers & Packaging (0.1%)
Amcor plc	2,845	30,840
Avery Dennison Corp.	147	19,231
Ball Corp.	581	37,573
International Paper Co.	688	31,682
Packaging Corp. of America	166	18,590
Sealed Air Corp.	271	10,794
Westrock Co.	450	19,310

		168,020

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	2,540	33,325
Newmont Goldcorp Corp.	1,433	62,264
Nucor Corp.	531	29,884

		125,473

Total Materials		1,247,855

Real Estate (0.7%)
Equity Real Estate Investment Trusts (REITs) (0.7%)
Alexandria Real Estate Equities, Inc. (REIT)	198	31,993
American Tower Corp. (REIT)	796	182,937
Apartment Investment & Management Co. (REIT), Class A	260	13,429
AvalonBay Communities, Inc. (REIT)	245	51,377
Boston Properties, Inc. (REIT)	252	34,741
Crown Castle International Corp. (REIT)	728	103,485
Digital Realty Trust, Inc. (REIT)	365	43,705
Duke Realty Corp. (REIT)	633	21,946
Equinix, Inc. (REIT)	156	91,057
Equity Residential (REIT)	610	49,361
Essex Property Trust, Inc. (REIT)	115	34,599
Extra Space Storage, Inc. (REIT)	225	23,765
Federal Realty Investment Trust (REIT)	122	15,705
Healthpeak Properties, Inc. (REIT)	860	29,644
Host Hotels & Resorts, Inc. (REIT)	1,278	23,707
Iron Mountain, Inc. (REIT)	503	16,031
Kimco Realty Corp. (REIT)	739	15,305
Mid-America Apartment Communities, Inc. (REIT)	200	26,372
Prologis, Inc. (REIT)	1,105	98,500
Public Storage (REIT)	263	56,008
Realty Income Corp. (REIT)	615	45,282
Regency Centers Corp. (REIT)	293	18,485
SBA Communications Corp. (REIT)	198	47,716
Simon Property Group, Inc. (REIT)	540	80,438
SL Green Realty Corp. (REIT)	144	13,231
UDR, Inc. (REIT)	513	23,957
Ventas, Inc. (REIT)	652	37,646
Vornado Realty Trust (REIT)	278	18,487
Welltower, Inc. (REIT)	710	58,064
Weyerhaeuser Co. (REIT)	1,305	39,411

		1,346,384

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	589	36,100

Total Real Estate		1,382,484

Utilities (0.8%)
Electric Utilities (0.5%)
Alliant Energy Corp.	416	22,764
American Electric Power Co., Inc.	865	81,751
Duke Energy Corp.	1,276	116,384
Edison International	627	47,282
Entergy Corp.	348	41,691
Evergy, Inc.	412	26,817
Eversource Energy	567	48,235
Exelon Corp.	1,701	77,549
FirstEnergy Corp.	945	45,927
NextEra Energy, Inc.	856	207,289
Pinnacle West Capital Corp.	196	17,626
PPL Corp.	1,265	45,388
Southern Co. (The)	1,902	121,157
Xcel Energy, Inc.	919	58,347

		958,207

Gas Utilities (0.0%)
Atmos Energy Corp.	207	23,155

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	1,162	23,124
NRG Energy, Inc.	443	17,609

		40,733

See Notes to Financial Statements.

1227

EQ ADVISORS TRUST

EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Multi-Utilities (0.3%)
Ameren Corp.	430	$33,024
CenterPoint Energy, Inc.	879	23,970
CMS Energy Corp.	497	31,231
Consolidated Edison, Inc.	582	52,654
Dominion Energy, Inc.	1,440	119,261
DTE Energy Co.	355	46,104
NiSource, Inc.	653	18,180
Public Service Enterprise Group, Inc.	886	52,318
Sempra Energy	512	77,558
WEC Energy Group, Inc.	552	50,911

		505,211

Water Utilities (0.0%)
American Water Works Co., Inc.	317	38,943

Total Utilities		1,566,249

Total Common Stocks (22.7%) (Cost $44,288,958)		47,056,191

EXCHANGE TRADED FUNDS (ETF):
Equity (33.1%)
iShares Core MSCI EAFE ETF	635,649	41,469,741
iShares Core S&P Mid-Cap ETF	91,343	18,800,216
iShares Russell 2000 ETF	51,552	8,540,620

Total Exchange Traded Funds (33.1%) (Cost $62,337,288)		68,810,577

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (42.6%)
U.S. Treasury Notes
1.875%, 9/30/22	$8,765,000	8,832,064
2.625%, 2/28/23	5,445,000	5,613,625
1.750%, 5/15/23	9,720,000	9,757,221
2.125%, 11/30/23	5,175,000	5,267,405
2.750%, 2/15/24	5,835,000	6,086,576
2.500%, 5/15/24	6,590,000	6,819,242
2.375%, 8/15/24	10,755,000	11,084,293
2.250%, 11/15/24	6,530,000	6,701,092
2.000%, 2/15/25	7,715,000	7,826,253
2.250%, 11/15/25	9,280,000	9,531,803
1.625%, 2/15/26	4,460,000	4,419,694
2.250%, 2/15/27	6,465,000	6,647,069

Total U.S. Treasury Obligations		88,586,337

Total Long-Term Debt Securities (42.6%) (Cost $87,908,742)		88,586,337

Total Investments in Securities (98.4%) (Cost $194,534,988)		204,453,105
Other Assets Less Liabilities (1.6%)		3,424,981

Net Assets (100%)		$207,878,086

*	Non-income producing.
(x)

All or a portion of security is on loan at December 31, 2019, the Portfolio had loaned securities with a total value of $26,750. This was collateralized by $29,067 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/9/20 - 2/15/49.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	1	3/2020	USD	161,555	1,650

					1,650

See Notes to Financial Statements.

1228

EQ ADVISORS TRUST

EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$4,870,033	$—	$—	$4,870,033
Consumer Discretionary	4,583,573	—	—	4,583,573
Consumer Staples	3,395,814	—	—	3,395,814
Energy	2,048,195	—	—	2,048,195
Financials	6,094,879	—	—	6,094,879
Health Care	6,701,405	—	—	6,701,405
Industrials	4,254,481	—	—	4,254,481
Information Technology	10,911,223	—	—	10,911,223
Materials	1,247,855	—	—	1,247,855
Real Estate	1,382,484	—	—	1,382,484
Utilities	1,566,249	—	—	1,566,249
Exchange Traded Funds	68,810,577	—	—	68,810,577
Futures	1,650	—	—	1,650
U.S. Treasury Obligations	—	88,586,337	—	88,586,337

Total Assets	$115,868,418	$88,586,337	$—	$204,454,755

Total Liabilities	$—	$—	$—	$—

Total	$115,868,418	$88,586,337	$—	$204,454,755

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,650	*

Total		$1,650

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1229

EQ ADVISORS TRUST

EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Interest rate contracts	$332,795	$332,795
Equity contracts	(635,372)	(635,372)

Total	$(302,577)	$(302,577)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Interest rate contracts	$(134,612)	$(134,612)
Equity contracts	205,047	205,047

Total	$70,435	$70,435

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $7,868,000 for ten months during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$103,836,656
Long-term U.S. government debt securities	476,118,136

$579,954,792

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$96,515,703
Long-term U.S. government debt securities	456,261,070

$552,776,773

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,200,413
Aggregate gross unrealized depreciation	(283,606)

Net unrealized appreciation	$9,916,807

Federal income tax cost of investments in securities and derivative instruments, if applicable	$194,537,948

For the year ended December 31, 2019, the Portfolio incurred approximately $1 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x): (Cost $194,534,988)	$204,453,105
Cash	3,130,203
Dividends, interest and other receivables	534,369
Due from broker for futures variation margin	17,417
Securities lending income receivable	953
Other assets	941

Total assets	208,136,988

LIABILITIES
Investment management fees payable	128,134
Distribution fees payable – Class IB	43,481
Administrative fees payable	21,382
Payable for Portfolio shares redeemed	19,057
Accrued expenses	46,848

Total liabilities	258,902

NET ASSETS	$207,878,086

Net assets were comprised of:
Paid in capital	$198,425,500
Total distributable earnings (loss)	9,452,586

Net assets	$207,878,086

Class IB
Net asset value, offering and redemption price per share, $207,878,086 / 17,868,067 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.63

(x)	Includes value of securities on loan of $26,750.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends	$2,541,360
Interest	1,661,273
Securities lending (net)	42,528

Total income	4,245,161

EXPENSES
Investment management fees	1,507,380
Distribution fees – Class IB	471,056
Administrative fees	232,043
Professional fees	51,096
Printing and mailing expenses	32,085
Custodian fees	8,000
Trustees’ fees	5,844
Miscellaneous	4,734

Gross expenses	2,312,238
Less: Waiver from investment manager	(173,787)

Net expenses	2,138,451

NET INVESTMENT INCOME (LOSS)	2,106,710

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	14,001,480
Futures contracts	(302,577)

Net realized gain (loss)	13,698,903

Change in unrealized appreciation (depreciation) on:
Investments in securities	9,965,444
Futures contracts	70,435

Net change in unrealized appreciation (depreciation)	10,035,879

NET REALIZED AND UNREALIZED GAIN (LOSS)	23,734,782

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,841,492

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,106,710	$2,059,901
Net realized gain (loss)	13,698,903	(1,366,074)
Net change in unrealized appreciation (depreciation)	10,035,879	(10,845,970)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,841,492	(10,152,143)

Distributions to shareholders:
Class IB	(13,599,703)	(2,059,901)

Tax return of capital:
Class IB	—	(86,960)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,277,196 and 4,653,335 shares, respectively ]	26,617,757	53,978,917
Capital shares issued in reinvestment of dividends [ 1,178,766 and 194,622 shares, respectively ]	13,599,703	2,146,861
Capital shares repurchased [ (639,091) and (228,571) shares, respectively ]	(7,525,802)	(2,669,484)

Total Class IB transactions	32,691,658	53,456,294

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	32,691,658	53,456,294

TOTAL INCREASE (DECREASE) IN NET ASSETS	44,933,447	41,157,290
NET ASSETS:
Beginning of year	162,944,639	121,787,349

End of year	$207,878,086	$162,944,639

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,						February 22, 2016* to December 31, 2016
Class IB	2019		2018		2017
Net asset value, beginning of period	$10.83		$11.67		$10.62		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13		0.16		0.11		0.11
Net realized and unrealized gain (loss)	1.49		(0.85)		1.03		0.58

Total from investment operations	1.62		(0.69)		1.14		0.69

Less distributions:
Dividends from net investment income	(0.12)		(0.14)		(0.09)		(0.07)
Distributions from net realized gains	(0.70)		—		—		—
Return of capital	—		(0.01)		—		—

Total dividends and distributions	(0.82)		(0.15)		(0.09)		(0.07)

Net asset value, end of period	$11.63		$10.83		$11.67		$10.62

Total return (b)	14.98%		(5.96)%		10.74%		6.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$207,878		$162,945		$121,787		$51,581
Ratio of expenses to average net assets:
After waivers (a)(f)	1.14	%(j)	1.09	%(j)	1.11	%(k)	1.13	%(m)
Before waivers (a)(f)	1.23%		1.23%		1.26%		1.58%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.12%		1.38%		0.94%		1.16	%(l)
Before waivers (a)(f)	1.03%		1.24%		0.80%		0.71	%(l)
Portfolio turnover rate^	305%		506%		510%		400	%(z)

Class K	January 1, 2017 to November 20, 2017‡		February 22, 2016* to December 31, 2016
Net asset value, beginning of year	$10.62		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07		0.11
Net realized and unrealized gain (loss)	0.92		0.60

Total from investment operations	0.99		0.71

Less distributions:
Dividends from net investment income	—	#	(0.09)

Net asset value, end of year	$11.61		$10.62

Total return (b)	9.33%		7.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—		$10,603
Ratio of expenses to average net assets:
After waivers (a)(f)	0.87	%(k)	0.87	%(m)
Before waivers (a)(f)	1.02%		1.47%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.73%		1.20	%(l)
Before waivers (a)(f)	0.59%		0.61	%(l)
Portfolio turnover rate^	510%		400	%(z)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
‡	After the close of business on November 20, 2017 operations for Class K ceased and shares of seed capital were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IB and 0.98% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IB and 1.00% for Class K.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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EQ/LOOMIS SAYLES GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Loomis, Sayles & Company L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	31.33%	15.36%	13.45%
Portfolio – Class IB Shares	31.44	15.36	13.39
Portfolio – Class K Shares*	31.78	N/A	15.85
Russell 3000® Growth Index	35.85	14.23	15.05

* Date of inception 2/9/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 31.44% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 3000® Growth Index, which returned 35.85% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the consumer discretionary, financials, communication services and energy sectors as well as our allocation to the industrials sector contributed positively to relative return.

•	Alibaba Group Holding Ltd., Facebook, Inc., Visa, Inc., Autodesk, Inc. and Amazon.com, Inc. were the top contributors to performance.

•

Demonstrating the power of its brands and network ecosytem, China e-commerce and consumer-engagement platform provider Alibaba reported fundamentally strong results during the period. Revenue growth in the mid double digits was well above our estimates for China consumer spending, China online physical goods sales, and China IT spending, indicating the company continues to grow its leading market share. Operating margins declined year over year due to management’s significant ongoing reinvestment in the business.

•

Social media company Facebook reported strong and above-expectations growth in revenue during the period that was approximately two-times our estimate for the rate of growth in online advertising, indicating the company grew its market share. Despite reporting in July that it had reached a $5 billion settlement with the U.S. Federal Trade Commission (FTC) regarding its privacy practices and that the FTC has also opened an antitrust investigation, Facebook continues to grow its global user base, and user engagement as measured by daily and monthly active users has remained solid. In addition, demand from advertisers remains robust, and the company grew its average revenue per user throughout the year.

•

Visa is the largest payments technology company in the world, with a comprehensive offering of digital payment products including credit cards, debit cards – which Visa invented – and transaction security services known as tokenization. A growing global network with over 3.3 billion Visa-branded cards outstanding that are accepted by 54 million merchants worldwide creates a powerful virtuous cycle, reinforcing Visa’s difficult-to-replicate competitive advantages. During the year, Visa reported healthy revenue and earnings growth that was above market expectations. Payment volume growth of almost 10% in constant currency was well above the rate of growth in the approximately $47 trillion of global personal consumer expenditures, reflecting the ongoing, long-term secular shift from cash to electronic payments. Other areas of growth for Visa include expansion of its network capabilities into new segments such as person-to-person payments, business-to-business payments, and government and corporate disbursements to consumers. In aggregate, these new segments represent an estimated $30 trillion of addressable spending.

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What hurt performance during the year:

•

Stock selection in the information technology, industrials, healthcare and consumer staples sectors as well as our allocations to the information technology, consumer staples, consumer discretionary, energy, and financials sectors detracted from relative performance.

•	Alcon, Inc., United Parcel Service, Inc., Compass Minerals International, Inc., BioMarin Pharmaceutical, Inc., and Merck & Co., Inc. were the lowest contributors during the period.

•

In April 2019, Novartis completed a spinoff of its Alcon eye care division to shareholders. As a result of our ownership of Novartis, the strategy received an allocation in Alcon, Inc. The newly public company had modestly negatively returns for the period and was the only detractor from segment performance during the year. Based on our analysis, Alcon is a high-quality business with secular growth drivers. The company is a global leader in ophthalmologic medical devices focused on eye surgery equipment and related accessories used to perform cataract surgery, as well as a leading global producer of consumer ophthalmic products such as contact lenses and other ocular health products.

•

United Parcel Service (UPS) is the world’s largest package delivery company and a leading global provider of specialized transportation and logistics services. Due to our short holding period in calendar year 2019, and the strategy’s substantial appreciation over the course of the year, UPS appears among the lowest contributors to strategy performance for the full year.

•

Compass Minerals International is a leading producer of salt used primarily in highway deicing, as well as a range of consumer and industrial applications. The company is also the largest producer in North America of organic-approved sulfate of potash (SOP) specialty fertilizer. The position contributed positively in 2019 but was among the lowest three contributors for the period.

Portfolio Positioning and Outlook — Loomis, Sayles & Company L.P.

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower turnover portfolio where sector positioning is the result of stock selection. As of December 31, 2019, we were overweight in the consumer discretionary, consumer staples, financials, healthcare and energy sectors and underweight in the information technology, industrials, and communication services sectors. We had no exposure to stocks in the real estate, materials or utilities sectors. We remain committed to our long-term investment approach to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	25.8%
Consumer Discretionary	22.0
Health Care	16.9
Consumer Staples	10.7
Communication Services	10.2
Financials	6.3
Industrials	5.6
Energy	1.7
Cash and Other	0.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

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Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,064.70	$5.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,066.60	5.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class K
Actual	1,000.00	1,067.10	4.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.05%, 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.2%)
Interactive Media & Services (10.2%)
Alphabet, Inc., Class A*	11,661	$15,618,627
Alphabet, Inc., Class C*	11,658	15,586,979
Facebook, Inc., Class A*	178,966	36,732,771

Total Communication Services		67,938,377

Consumer Discretionary (22.0%)
Hotels, Restaurants & Leisure (6.8%)
Starbucks Corp.	174,671	15,357,074
Yum China Holdings, Inc.	439,272	21,089,449
Yum! Brands, Inc.	87,809	8,845,001

		45,291,524

Internet & Direct Marketing Retail (12.1%)
Alibaba Group Holding Ltd. (ADR)*	188,148	39,906,190
Amazon.com, Inc.*	22,120	40,874,221

		80,780,411

Textiles, Apparel & Luxury Goods (3.1%)
Under Armour, Inc., Class A*	940,861	20,322,598

Total Consumer Discretionary		146,394,533

Consumer Staples (10.7%)
Beverages (6.1%)
Coca-Cola Co. (The)	179,420	9,930,897
Monster Beverage Corp.*	476,499	30,281,511

		40,212,408

Food Products (1.7%)
Danone SA (ADR)	692,442	11,418,369

Household Products (2.9%)
Colgate-Palmolive Co.	126,892	8,735,245
Procter & Gamble Co. (The)	83,527	10,432,523

		19,167,768

Total Consumer Staples		70,798,545

Energy (1.7%)
Energy Equipment & Services (1.7%)
Schlumberger Ltd.	279,480	11,235,096

Total Energy		11,235,096

Financials (6.3%)
Capital Markets (6.2%)
FactSet Research Systems, Inc.	40,592	10,890,834
MSCI, Inc.	55,217	14,255,925
SEI Investments Co.	249,591	16,343,219

		41,489,978

Consumer Finance (0.1%)
American Express Co.	2,470	307,490

Total Financials		41,797,468

Health Care (16.9%)
Biotechnology (5.8%)
Amgen, Inc.	32,738	7,892,150
BioMarin Pharmaceutical, Inc.*	120,763	10,210,511
Regeneron Pharmaceuticals, Inc.*	55,300	20,764,044

		38,866,705

Health Care Equipment & Supplies (1.0%)
Alcon, Inc.*	1,333	75,408
Varian Medical Systems, Inc.*	45,013	6,392,296

		6,467,704

Health Care Technology (2.4%)
Cerner Corp.	217,844	15,987,571

Pharmaceuticals (7.7%)
Merck & Co., Inc.	50,212	4,566,781
Novartis AG (ADR)	117,977	11,171,242
Novo Nordisk A/S (ADR)	292,637	16,937,830
Roche Holding AG (ADR)	458,063	18,624,842

		51,300,695

Total Health Care		112,622,675

Industrials (5.6%)
Air Freight & Logistics (3.4%)
Expeditors International of Washington, Inc.	291,963	22,778,953

Machinery (2.2%)
Deere & Co.	83,968	14,548,296

Total Industrials		37,327,249

Information Technology (25.8%)
Communications Equipment (2.2%)
Cisco Systems, Inc.	304,681	14,612,501

IT Services (6.1%)
Automatic Data Processing, Inc.	36,841	6,281,390
Visa, Inc., Class A	181,661	34,134,102

		40,415,492

Semiconductors & Semiconductor Equipment (6.0%)
NVIDIA Corp.	91,982	21,643,365
QUALCOMM, Inc.	209,910	18,520,359

		40,163,724

Software (11.5%)
Autodesk, Inc.*	161,740	29,672,820
Microsoft Corp.	108,743	17,148,771
Oracle Corp.	559,621	29,648,721

		76,470,312

Total Information Technology		171,662,029

Total Investments in Securities (99.2%) (Cost $363,642,624)		659,775,972
Other Assets Less Liabilities (0.8%)		5,265,415

Net Assets (100%)		$665,041,387

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Country Diversification As a Percentage of Total Net Assets
China	9.2%
Denmark	2.5
France	1.7
Switzerland	4.5
United States	81.3
Cash and Other	0.8

100.0%

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$67,938,377	$—	$—	$67,938,377
Consumer Discretionary	146,394,533	—	—	146,394,533
Consumer Staples	70,798,545	—	—	70,798,545
Energy	11,235,096	—	—	11,235,096
Financials	41,797,468	—	—	41,797,468
Health Care	112,622,675	—	—	112,622,675
Industrials	37,327,249	—	—	37,327,249
Information Technology	171,662,029	—	—	171,662,029

Total Assets	$659,775,972	$—	$—	$659,775,972

Total Liabilities	$—	$—	$—	$—

Total	$659,775,972	$—	$—	$659,775,972

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$43,283,183
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$123,368,957

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$306,544,866
Aggregate gross unrealized depreciation	(10,841,162)

Net unrealized appreciation	$295,703,704

Federal income tax cost of investments in securities and derivative instruments, if applicable	$364,072,268

For the year ended December 31, 2019, the Portfolio incurred approximately $32 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $363,642,624)	$659,775,972
Cash	6,218,648
Receivable for securities sold	2,401,808
Due from Custodian	1,998,218
Dividends, interest and other receivables	370,352
Receivable for Portfolio shares sold	211,768
Other assets	2,788

Total assets	670,979,554

LIABILITIES
Payable for securities purchased	4,831,681
Payable for Portfolio shares redeemed	549,365
Investment management fees payable	370,426
Distribution fees payable – Class IB	67,055
Administrative fees payable	52,938
Distribution fees payable – Class IA	16,997
Accrued expenses	49,705

Total liabilities	5,938,167

NET ASSETS	$665,041,387

Net assets were comprised of:
Paid in capital	$360,890,251
Total distributable earnings (loss)	304,151,136

Net assets	$665,041,387

Class IA
Net asset value, offering and redemption price per share, $81,448,712 / 8,800,902 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.25

Class IB
Net asset value, offering and redemption price per share, $321,838,418 / 34,578,220 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.31

Class K
Net asset value, offering and redemption price per share, $261,754,257 / 28,281,166 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.26

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends	$6,642,220
Interest	95,517
Securities lending (net)	28,273

Total income	6,766,010

EXPENSES
Investment management fees	4,806,761
Distribution fees – Class IB	752,040
Administrative fees	612,409
Distribution fees – Class IA	190,718
Professional fees	64,615
Printing and mailing expenses	59,600
Custodian fees	42,000
Trustees’ fees	20,455
Miscellaneous	15,105

Gross expenses	6,563,703
Less: Waiver from investment manager	(490,243)

Net expenses	6,073,460

NET INVESTMENT INCOME (LOSS)	692,550

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	41,330,490
Net change in unrealized appreciation (depreciation) on investments in securities	129,956,267

NET REALIZED AND UNREALIZED GAIN (LOSS)	171,286,757

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$171,979,307

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$692,550	$1,526,085
Net realized gain (loss)	41,330,490	56,824,093
Net change in unrealized appreciation (depreciation)	129,956,267	(71,271,652)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	171,979,307	(12,921,474)

Distributions to shareholders:
Class IA	(4,376,877)	(7,170,974)
Class IB	(17,184,279)	(28,137,965)
Class K	(14,704,603)	(28,531,074)

Total distributions to shareholders	(36,265,759)	(63,840,013)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,061,475 and 1,418,454 shares, respectively ]	9,291,868	12,646,412
Capital shares issued in reinvestment of dividends and distributions [ 482,743 and 888,205 shares, respectively ]	4,376,877	7,170,974
Capital shares repurchased [ (1,540,053) and (1,141,012) shares, respectively ]	(13,594,954)	(10,083,543)

Total Class IA transactions	73,791	9,733,843

Class IB
Capital shares sold [ 2,996,959 and 3,564,834 shares, respectively ]	26,529,787	31,892,378
Capital shares issued in reinvestment of dividends and distributions [ 1,884,578 and 3,466,651 shares, respectively ]	17,184,279	28,137,965
Capital shares repurchased [ (4,788,976) and (4,606,920) shares, respectively ]	(42,589,008)	(41,065,606)

Total Class IB transactions	1,125,058	18,964,737

Class K
Capital shares sold [ 110,218 and 178,918 shares, respectively ]	929,982	1,581,809
Capital shares issued in reinvestment of dividends and distributions [ 1,621,681 and 3,535,258 shares, respectively ]	14,704,603	28,531,074
Capital shares repurchased [ (7,597,479) and (9,251,652) shares, respectively ]	(66,006,433)	(82,750,302)

Total Class K transactions	(50,371,848)	(52,637,419)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(49,172,999)	(23,938,839)

TOTAL INCREASE (DECREASE) IN NET ASSETS	86,540,549	(100,700,326)
NET ASSETS:
Beginning of year	578,500,838	679,201,164

End of year	$665,041,387	$578,500,838

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$7.45	$8.54	$6.52	$6.25	$5.67

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.01	— #	0.02	0.01
Net realized and unrealized gain (loss)	2.32	(0.21)	2.25	0.41	0.65

Total from investment operations	2.32	(0.20)	2.25	0.43	0.66

Less distributions:
Dividends from net investment income	— #	(0.01)	(0.01)	(0.02)	(0.01)
Distributions from net realized gains	(0.52)	(0.88)	(0.22)	(0.14)	(0.07)

Total dividends and distributions	(0.52)	(0.89)	(0.23)	(0.16)	(0.08)

Net asset value, end of year	$9.25	$7.45	$8.54	$6.52	$6.25

Total return	31.33%	(3.03)%	34.50%	6.88%	11.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$81,449	$65,569	$65,170	$42,741	$28,288
Ratio of expenses to average net assets:
After waivers (f)	1.05%	1.05%	1.05%	1.08%	1.12%
Before waivers (f)	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	— %‡‡	0.11%	0.04%	0.29%	0.19%
Before waivers (f)	(0.07)%	0.04%	(0.04)%	0.24%	0.19%
Portfolio turnover rate^	7%	9%	6%	11%	11%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$7.49	$8.58	$6.55	$6.28	$5.70

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.01	— #	0.02	0.01
Net realized and unrealized gain (loss)	2.34	(0.21)	2.26	0.41	0.65

Total from investment operations	2.34	(0.20)	2.26	0.43	0.66

Less distributions:
Dividends from net investment income	— #	(0.01)	(0.01)	(0.02)	(0.01)
Distributions from net realized gains	(0.52)	(0.88)	(0.22)	(0.14)	(0.07)

Total dividends and distributions	(0.52)	(0.89)	(0.23)	(0.16)	(0.08)

Net asset value, end of year	$9.31	$7.49	$8.58	$6.55	$6.28

Total return	31.44%	(3.01)%	34.50%	6.85%	11.52%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$321,838	$258,438	$275,133	$200,399	$179,251
Ratio of expenses to average net assets:
After waivers (f)	1.05%	1.05%	1.05%	1.08%	1.12%
Before waivers (f)	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	— %‡‡	0.12%	0.04%	0.30%	0.20%
Before waivers (f)	(0.07)%	0.04%	(0.03)%	0.25%	0.19%
Portfolio turnover rate^	7%	9%	6%	11%	11%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				February 9, 2015* to December 31, 2015
Class K	2019	2018	2017	2016
Net asset value, beginning of period	$7.45	$8.54	$6.51	$6.25	$5.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.03	0.02	0.04	0.03
Net realized and unrealized gain (loss)	2.33	(0.21)	2.26	0.40	0.60

Total from investment operations	2.35	(0.18)	2.28	0.44	0.63

Less distributions:
Dividends from net investment income	(0.02)	(0.03)	(0.03)	(0.04)	(0.02)
Distributions from net realized gains	(0.52)	(0.88)	(0.22)	(0.14)	(0.07)

Total dividends and distributions	(0.54)	(0.91)	(0.25)	(0.18)	(0.09)

Net asset value, end of period	$9.26	$7.45	$8.54	$6.51	$6.25

Total return (b)	31.78%	(2.77)%	35.01%	6.99%	11.08%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$261,754	$254,494	$338,898	$292,053	$323,106
Ratio of expenses to average net assets:
After waivers (a)(f)	0.80%	0.80%	0.80%	0.83%	0.86%
Before waivers (a)(f)	0.88%	0.88%	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.26%	0.37%	0.30%	0.56%	0.48	%(l)
Before waivers (a)(f)	0.18%	0.29%	0.22%	0.51%	0.47	%(l)
Portfolio turnover rate^	7%	9%	6%	11%	11%
*	Commencement of Operations.
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

See Notes to Financial Statements.

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EQ/MFS INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	27.24%	9.24%	7.56%
Portfolio – Class IB Shares	27.16	9.25	7.51
Portfolio – Class K Shares**	27.68	9.54	8.89
MSCI ACWI ex U.S. Growth (Net) Index	27.34	7.30	6.24

* Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 27.16% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the MSCI ACWI ex U.S. Growth (Net) Index, which returned 27.34% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in both the consumer discretionary and materials sectors contributed to performance relative to the benchmark. Within the consumer discretionary sector, the Portfolio’s overweight position in luxury goods company LVMH Moet Hennessy Louis Vuitton SE (France) benefited relative returns as the stock outperformed the benchmark. Within the materials sector, holding shares of industrial gas supplier Linde plc (Germany) also lifted relative results.

•

Security selection and an overweight position in the information technology sector further aided relative performance. Notably, the Portfolio’s overweight positions in semiconductor manufacturer Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), system services provider OBIC Co. Ltd. (Japan) and enterprise applications company SAP SE, the timing of the Portfolio’s position in electronics company Hitachi Ltd. (Japan) and holding shares of information technology servicing firm Accenture plc and provider of software development services and information technology solutions Luxoft (Switzerland), benefited relative returns.

•

Elsewhere, the Portfolio’s overweight position in electrical distribution equipment manufacturer Schneider Electric SE (France) and internet search engine and online computer games provider NAVER Corp. (South Korea) contributed to relative results.

What hurt performance during the year:

•

Security selection in both the financials and health care sectors detracted from relative performance during the reporting period. Within the financials sector, holding shares of financial firm AEON Financial Service Co. (Japan) weakened relative results as the stock underperformed the benchmark. Although stock selection in the health care sector also hindered relative returns, there were no individual stocks within this sector that were among the Portfolio’s top relative detractors during the reporting period.

•

Stocks in other sectors that further held back relative performance included overweight positions in internet search provider Baidu Inc. (China), diversified industrial manufacturer Rolls-Royce Holdings plc (United Kingdom), marketing holding company ITC Ltd. (India), wine and alcoholic beverage producer Pernod Ricard SA (France) and household products manufacturer Reckitt Benckiser Group plc (United Kingdom). Not holding shares of lithography systems manufacturer ASML Holdings NV (The Netherlands), an underweight position in online and mobile commerce company Alibaba Group Holding Ltd. (China) and holding shares of tobacco company Japan Tobacco, Inc. (Japan) also weighed on relative returns.

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Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Consumer Staples	$250,064,454	20.0%
Information Technology	192,370,452	15.4
Industrials	180,604,169	14.5
Health Care	169,086,364	13.5
Consumer Discretionary	142,044,603	11.4
Financials	123,041,428	9.9
Materials	121,390,143	9.7
Communication Services	36,728,636	2.9
Energy	10,810,232	0.9
Utilities	3,515,265	0.3
Cash and Other	18,371,751	1.5

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,076.00	$6.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class IB
Actual	1,000.00	1,077.20	6.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	1,078.40	4.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.15%, 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (1.4%)
Brambles Ltd.	769,028	$6,324,878
Oil Search Ltd.	2,124,783	10,810,232

		17,135,110

Brazil (0.5%)
Ambev SA (ADR)*	1,251,322	5,831,160

Canada (5.8%)
Agnico Eagle Mines Ltd.	163,865	10,092,736
Canadian National Railway Co.	305,984	27,676,253
Element Fleet Management Corp.	1,066,049	9,104,373
Franco-Nevada Corp.	75,823	7,829,584
Ritchie Bros Auctioneers, Inc.	407,440	17,483,005

		72,185,951

China (3.8%)
51job, Inc. (ADR)*	71,872	6,101,933
Alibaba Group Holding Ltd. (ADR)*	45,808	9,715,877
Baidu, Inc. (ADR)*	127,524	16,119,033
China Resources Beer Holdings Co. Ltd.	1,244,000	6,880,690
China Resources Gas Group Ltd.	640,000	3,515,265
Yum China Holdings, Inc.	114,885	5,515,629

		47,848,427

Czech Republic (0.2%)
Komercni banka A/S	80,603	2,949,274

Denmark (0.9%)
Novo Nordisk A/S, Class B	199,838	11,598,484

France (18.4%)
Air Liquide SA	148,471	21,017,338
Danone SA	361,443	29,961,322
EssilorLuxottica SA	176,655	26,909,301
Kering SA	21,564	14,155,016
Legrand SA	83,806	6,828,537
L’Oreal SA	116,868	34,607,981
LVMH Moet Hennessy Louis Vuitton SE	87,871	40,825,582
Pernod Ricard SA	156,033	27,898,541
Schneider Electric SE	273,113	28,031,103

		230,234,721

Germany (8.9%)
Bayer AG (Registered)	269,391	22,001,426
Brenntag AG	168,167	9,144,924
Fresenius Medical Care AG & Co. KGaA	163,863	12,123,786
GEA Group AG	341,308	11,286,276
SAP SE	326,603	44,079,302
Symrise AG	117,519	12,364,816

		111,000,530

Hong Kong (3.4%)
AIA Group Ltd.	4,099,369	43,033,300

India (3.8%)
Adani Ports & Special Economic Zone Ltd.	808,225	4,144,270
HDFC Bank Ltd.	1,481,313	26,399,932
Infosys Ltd. (ADR)	857,192	8,846,222
ITC Ltd.	2,475,240	8,242,922

		47,633,346

Ireland (0.9%)
Flutter Entertainment plc	88,364	10,796,411

Israel (0.7%)
Nice Ltd. (ADR)*	54,864	8,512,150

Italy (0.9%)
Prysmian SpA	453,036	10,920,584

Japan (8.6%)
AEON Financial Service Co. Ltd.	482,800	7,673,789
Bandai Namco Holdings, Inc.	151,300	9,233,540
Hitachi Ltd.	524,500	22,330,652
Japan Airport Terminal Co. Ltd.	80,600	4,517,546
Japan Tobacco, Inc.	474,500	10,622,808
Kansai Paint Co. Ltd.	199,200	4,907,813
Kao Corp.	120,900	10,042,083
Obic Co. Ltd.	59,800	8,123,400
SoftBank Group Corp.	80,000	3,501,726
Terumo Corp.	466,500	16,679,881
TOTO Ltd.	218,500	9,330,818

		106,964,056

Mexico (1.1%)
Grupo Financiero Banorte SAB de CV, Class O	1,866,278	10,419,374
Wal-Mart de Mexico SAB de CV	1,174,865	3,372,824

		13,792,198

Netherlands (1.4%)
Akzo Nobel NV	176,226	17,917,054

Peru (0.6%)
Credicorp Ltd.	33,339	7,105,541

Russia (0.2%)
Yandex NV, Class A*	42,576	1,851,630

Singapore (1.3%)
DBS Group Holdings Ltd.	845,100	16,261,711

South Korea (1.2%)
NAVER Corp.*	94,601	15,256,247

Spain (1.0%)
Amadeus IT Group SA	155,367	12,687,232

Switzerland (12.8%)
Alcon, Inc.*	57,609	3,262,010
Nestle SA (Registered)	575,890	62,349,405
Novartis AG (Registered)	310,851	29,517,676
Roche Holding AG	173,902	56,422,017
Sika AG (Registered)	43,834	8,236,426

		159,787,534

Taiwan (4.6%)
Delta Electronics, Inc.	719,000	3,633,736
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	924,956	53,739,943

		57,373,679

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
United Kingdom (12.3%)
Burberry Group plc	329,581	$9,626,214
Compass Group plc	474,451	11,877,852
Croda International plc	162,197	11,000,122
Diageo plc	618,369	26,215,026
Experian plc	544,010	18,389,601
Intertek Group plc	92,945	7,204,687
Just Eat plc*	306,498	3,389,181
Linde plc	130,942	28,024,254
Reckitt Benckiser Group plc	296,111	24,039,692
Rolls-Royce Holdings plc*	1,460,800	13,219,754
Rolls-Royce International Ltd. (Preference) (q)(r)*	71,066,366	94,134

		153,080,517

United States (3.8%)
Accenture plc, Class A	102,428	21,568,264
Mellanox Technologies Ltd.*	75,521	8,849,551
Mettler-Toledo International, Inc.*	10,530	8,353,238
QIAGEN NV*	267,154	9,127,846

		47,898,899

Total Investments in Securities (98.5%) (Cost $719,034,928)		1,229,655,746
Other Assets Less Liabilities (1.5%)		18,371,751

Net Assets (100%)		$1,248,027,497

*	Non-income producing.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.

Glossary:

ADR	— American Depositary Receipt

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Consumer Staples	$250,064,454	20.0%
Information Technology	192,370,452	15.4
Industrials	180,604,169	14.5
Health Care	169,086,364	13.5
Consumer Discretionary	142,044,603	11.4
Financials	123,041,428	9.9
Materials	121,390,143	9.7
Communication Services	36,728,636	2.9
Energy	10,810,232	0.9
Utilities	3,515,265	0.3
Cash and Other	18,371,751	1.5

		100.0%

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Australia	$—	$17,135,110	$—	$17,135,110
Brazil	5,831,160	—	—	5,831,160
Canada	72,185,951	—	—	72,185,951
China	37,452,472	10,395,955	—	47,848,427
Czech Republic	—	2,949,274	—	2,949,274
Denmark	—	11,598,484	—	11,598,484
France	—	230,234,721	—	230,234,721
Germany	—	111,000,530	—	111,000,530
Hong Kong	—	43,033,300	—	43,033,300
India	8,846,222	38,787,124	—	47,633,346
Ireland	—	10,796,411	—	10,796,411
Israel	8,512,150	—	—	8,512,150

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Italy	$—	$10,920,584	$—	$10,920,584
Japan	—	106,964,056	—	106,964,056
Mexico	13,792,198	—	—	13,792,198
Netherlands	—	17,917,054	—	17,917,054
Peru	7,105,541	—	—	7,105,541
Russia	1,851,630	—	—	1,851,630
Singapore	—	16,261,711	—	16,261,711
South Korea	—	15,256,247	—	15,256,247
Spain	—	12,687,232	—	12,687,232
Switzerland	—	159,787,534	—	159,787,534
Taiwan	53,739,943	3,633,736	—	57,373,679
United Kingdom	—	152,986,383	94,134	153,080,517
United States	38,771,053	9,127,846	—	47,898,899

Total Assets	$248,088,320	$981,473,292	$94,134	$1,229,655,746

Total Liabilities	$—	$—	$—	$—

Total	$248,088,320	$981,473,292	$94,134	$1,229,655,746

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(25,389)	$(25,389)

Total	$(25,389)	$(25,389)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$11,495	$11,495

Total	$11,495	$11,495

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $830,000 for three months during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 0%)*	$83,871,778
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$359,140,012

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$540,293,878
Aggregate gross unrealized depreciation	(33,389,336)

Net unrealized appreciation	$506,904,542

Federal income tax cost of investments in securities and derivative instruments, if applicable	$722,751,204

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $719,034,928)	$1,229,655,746
Cash	15,624,439
Foreign cash (Cost $421,660)	423,237
Dividends, interest and other receivables	4,391,006
Receivable for securities sold	1,054,840
Receivable for Portfolio shares sold	269,884
Other assets	5,181

Total assets	1,251,424,333

LIABILITIES
Payable for securities purchased	1,205,928
Investment management fees payable	799,755
Payable for Portfolio shares redeemed	575,235
Accrued India taxes	526,701
Administrative fees payable	101,215
Distribution fees payable – Class IB	72,061
Distribution fees payable – Class IA	8,777
Accrued expenses	107,164

Total liabilities	3,396,836

NET ASSETS	$1,248,027,497

Net assets were comprised of:
Paid in capital	$716,178,379
Total distributable earnings (loss)	531,849,118

Net assets	$1,248,027,497

Class IA
Net asset value, offering and redemption price per share, $42,215,038 / 5,132,614 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.22

Class IB
Net asset value, offering and redemption price per share, $346,564,549 / 42,044,444 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.24

Class K
Net asset value, offering and redemption price per share, $859,247,910 / 104,435,698 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.23

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $2,375,706 foreign withholding tax)	$28,781,413
Interest	297,694

Total income	29,079,107

EXPENSES
Investment management fees	10,354,189
Administrative fees	1,180,773
Distribution fees – Class IB	768,099
Custodian fees	286,000
Printing and mailing expenses	106,283
Professional fees	98,154
Distribution fees – Class IA	93,991
Trustees’ fees	39,915
Miscellaneous	45,948

Gross expenses	12,973,352
Less: Waiver from investment manager	(983,426)

Net expenses	11,989,926

NET INVESTMENT INCOME (LOSS)	17,089,181

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	34,661,546
Forward foreign currency contracts	(25,389)
Foreign currency transactions	(80,699)

Net realized gain (loss)	34,555,458

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $445,603 on unrealized appreciation on investments)	247,185,465
Forward foreign currency contracts	11,495
Foreign currency translations	4,357

Net change in unrealized appreciation (depreciation)	247,201,317

NET REALIZED AND UNREALIZED GAIN (LOSS)	281,756,775

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$298,845,956

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$17,089,181	$15,034,881
Net realized gain (loss)	34,555,458	135,862,448
Net change in unrealized appreciation (depreciation)	247,201,317	(274,364,866)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	298,845,956	(123,467,537)

Distributions to shareholders:
Class IA	(1,673,778)	(3,548,701)
Class IB	(13,736,467)	(27,977,932)
Class K	(39,140,312)	(109,948,642)

Total distributions to shareholders	(54,550,557)	(141,475,275)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 784,708 and 1,096,654 shares, respectively ]	6,039,117	9,097,884
Capital shares issued in reinvestment of dividends and distributions [ 211,848 and 500,332 shares, respectively ]	1,673,778	3,548,701
Capital shares repurchased [ (619,726) and (441,087) shares, respectively ]	(4,761,244)	(3,612,642)

Total Class IA transactions	2,951,651	9,033,943

Class IB
Capital shares sold [ 6,699,738 and 4,998,608 shares, respectively ]	50,926,934	40,960,130
Capital shares issued in reinvestment of dividends and distributions [ 1,734,963 and 3,936,222 shares, respectively ]	13,736,467	27,977,932
Capital shares repurchased [ (3,849,149) and (2,937,320) shares, respectively ]	(29,744,353)	(24,026,962)

Total Class IB transactions	34,919,048	44,911,100

Class K
Capital shares sold [ 1,208,398 and 8,273,001 shares, respectively ]	9,250,431	63,764,737
Capital shares issued in reinvestment of dividends and distributions [ 4,945,669 and 15,501,525 shares, respectively ]	39,140,312	109,948,642
Capital shares repurchased [ (46,220,863) and (25,534,159) shares, respectively ]	(342,298,641)	(212,203,290)

Total Class K transactions	(293,907,898)	(38,489,911)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(256,037,199)	15,455,132

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,741,800)	(249,487,680)
NET ASSETS:
Beginning of year	1,259,769,297	1,509,256,977

End of year	$1,248,027,497	$1,259,769,297

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$6.74	$8.32	$6.57	$6.52	$6.65

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.07	0.06	0.06	0.04
Net realized and unrealized gain (loss)	1.73	(0.82)	2.04	0.07	(0.02)

Total from investment operations	1.82	(0.75)	2.10	0.13	0.02

Less distributions:
Dividends from net investment income	(0.10)	(0.07)	(0.06)	(0.07)	(0.06)
Distributions from net realized gains	(0.24)	(0.76)	(0.29)	(0.01)	(0.09)

Total dividends and distributions	(0.34)	(0.83)	(0.35)	(0.08)	(0.15)

Net asset value, end of year	$8.22	$6.74	$8.32	$6.57	$6.52

Total return	27.24%	(9.43)%	32.11%	1.95%	0.23%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$42,215	$32,071	$29,947	$25,282	$24,379
Ratio of expenses to average net assets:
After waivers (f)	1.15%	1.19%	1.20%	1.22%	1.23%
Before waivers (f)	1.23%	1.22%	1.23%	1.23%	1.23%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.17%	0.87%	0.74%	0.97%	0.63%
Before waivers (f)	1.09%	0.83%	0.72%	0.96%	0.63%
Portfolio turnover rate^	7%	20%	12%	20%	27%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$6.76	$8.33	$6.58	$6.53	$6.66

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.07	0.06	0.06	0.04
Net realized and unrealized gain (loss)	1.73	(0.81)	2.04	0.07	(0.02)

Total from investment operations	1.82	(0.74)	2.10	0.13	0.02

Less distributions:
Dividends from net investment income	(0.10)	(0.07)	(0.06)	(0.07)	(0.06)
Distributions from net realized gains	(0.24)	(0.76)	(0.29)	(0.01)	(0.09)

Total dividends and distributions	(0.34)	(0.83)	(0.35)	(0.08)	(0.15)

Net asset value, end of year	$8.24	$6.76	$8.33	$6.58	$6.53

Total return	27.16%	(9.28)%	32.06%	1.95%	0.23%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$346,565	$253,137	$262,212	$187,210	$179,695
Ratio of expenses to average net assets:
After waivers (f)	1.15%	1.19%	1.20%	1.22%	1.23%
Before waivers (f)	1.23%	1.22%	1.23%	1.23%	1.23%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.17%	0.88%	0.75%	0.95%	0.65%
Before waivers (f)	1.09%	0.85%	0.73%	0.94%	0.65%
Portfolio turnover rate^	7%	20%	12%	20%	27%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$6.74	$8.32	$6.57	$6.52	$6.65

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.09	0.08	0.08	0.06
Net realized and unrealized gain (loss)	1.74	(0.82)	2.04	0.06	(0.03)

Total from investment operations	1.85	(0.73)	2.12	0.14	0.03

Less distributions:
Dividends from net investment income	(0.12)	(0.09)	(0.08)	(0.08)	(0.07)
Distributions from net realized gains	(0.24)	(0.76)	(0.29)	(0.01)	(0.09)

Total dividends and distributions	(0.36)	(0.85)	(0.37)	(0.09)	(0.16)

Net asset value, end of year	$8.23	$6.74	$8.32	$6.57	$6.52

Total return	27.68%	(9.18)%	32.41%	2.21%	0.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$859,248	$974,562	$1,217,098	$1,039,625	$1,006,718
Ratio of expenses to average net assets:
After waivers (f)	0.90%	0.94%	0.95%	0.97%	0.98%
Before waivers (f)	0.98%	0.97%	0.98%	0.98%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.47%	1.14%	1.03%	1.23%	0.89%
Before waivers (f)	1.39%	1.11%	1.00%	1.22%	0.89%
Portfolio turnover rate^	7%	20%	12%	20%	27%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/MFS INTERNATIONAL VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	25.88%	16.77%
MSCI EAFE® Value (Net) Index	16.09	6.32

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.88% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the MSCI EAFE® Value (Net) Index, which returned 16.09% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the information technology sector contributed to performance relative to the benchmark. Within this sector, the Portfolio’s holdings of integrated circuits and electronic devices developer Cadence Design Systems, Inc., semiconductor manufacturer Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), simulation software developer ANSYS, Inc., system services provider Obic Co. Ltd. (Japan) and business system services company Nomura Research Institute Ltd. (Japan) supported relative results.

•

Stock selection and, to a lesser extent, an overweight position in the industrials sector also benefited relative performance. Within this sector, the Portfolio’s overweight position in electrical distribution equipment manufacturer Schneider Electric SE (France) and holding shares of wiring devices and cable systems manufacturer Legrand SA (France) helped relative results.

•	Stock selection in the materials sector bolstered relative performance, led by the Portfolio’s holdings of fragrance and flavor products manufacturer Givaudan SA (Switzerland).

•

Elsewhere, the Portfolio’s holdings of food company Nestle SA (Switzerland) and not holding shares of global energy and petrochemicals company Royal Dutch Shell plc (United Kingdom) strengthened relative returns.

What hurt performance during the year:

•	Stock selection in the real estate sector detracted from relative performance, led by the Portfolio’s overweight position in real estate company Deutsche Wohnen SE (Germany).

•

Stocks in other sectors that weakened relative returns included the Portfolio’s timing of ownership in shares of chemical products company Henkel AG and Co. KGaA (Germany) and tobacco distributor British American Tobacco plc (United Kingdom) and holding shares of medical electronic equipment manufacturer Nihon Kohden Corp. (Japan) and oil and gas reservoir management services company Core Laboratories NV (Netherlands). Additionally, not holding shares of mining operator Rio Tinto Ltd. (Australia), insurance products and services provider Zurich Insurance Group AG (Switzerland), electricity and gas distributor Enel (Italy) and global pharmaceutical and consumer health care products company GlaxoSmithKline plc (United Kingdom) further detracted from relative results.

How did derivatives contribute/detract from performance during the year?

•	The use of derivatives had a small positive impact on Portfolio performance for the year.

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Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Consumer Staples	$316,646,664	31.5%
Information Technology	245,505,566	24.5
Industrials	177,126,441	17.6
Materials	83,408,029	8.3
Financials	38,702,801	3.9
Real Estate	37,590,147	3.8
Consumer Discretionary	33,630,091	3.4
Health Care	32,563,154	3.2
Investment Company	9,139,763	0.9
Energy	3,045,620	0.3
Cash and Other	26,552,172	2.6

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,075.10	$6.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.15%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (0.1%)
WiseTech Global Ltd.	80,375	$1,318,142

Canada (2.0%)
Agnico Eagle Mines Ltd.	64,331	3,962,261
Descartes Systems Group, Inc. (The)*	49,948	2,134,776
Fairfax Financial Holdings Ltd.	9,286	4,360,283
Franco-Nevada Corp.	60,331	6,229,859
Thomson Reuters Corp.	54,009	3,863,460

		20,550,639

Denmark (1.2%)
Jyske Bank A/S (Registered)*	48,563	1,772,130
Novozymes A/S, Class B	178,622	8,740,931
Sydbank A/S	64,394	1,351,319

		11,864,380

Finland (0.2%)
Wartsila OYJ Abp	146,801	1,621,967

France (13.0%)
Cie Generale des Etablissements Michelin SCA	27,574	3,374,436
Danone SA	233,571	19,361,548
Dassault Systemes SE	63,849	10,495,827
EssilorLuxottica SA	24,710	3,763,997
Legrand SA	224,919	18,326,465
L’Oreal SA	70,499	20,876,784
LVMH Moet Hennessy Louis Vuitton SE	8,439	3,920,828
Pernod Ricard SA	147,935	26,450,627
Schneider Electric SE	230,934	23,702,038

		130,272,550

Germany (10.2%)
Brenntag AG	82,218	4,471,016
Deutsche Wohnen SE	382,099	15,609,628
GEA Group AG	215,702	7,132,773
Henkel AG & Co. KGaA (Preference) (q)	231,097	23,900,223
Infineon Technologies AG	338,203	7,704,849
LEG Immobilien AG	48,342	5,723,472
SAP SE	57,689	7,785,877
Symrise AG	131,993	13,887,704
TAG Immobilien AG*	176,840	4,395,689
Vonovia SE	220,301	11,861,358

		102,472,589

Hong Kong (0.0%)
Esprit Holdings Ltd.*	1,094,520	220,525

Ireland (1.9%)
Kerry Group plc, Class A	98,294	12,249,484
Ryanair Holdings plc (ADR)*	76,588	6,709,874

		18,959,358

Israel (0.4%)
Wix.com Ltd.*	30,687	3,755,475

Japan (19.7%)
Chiba Bank Ltd. (The)	389,800	2,270,888
Disco Corp.	11,900	2,836,593
Ezaki Glico Co. Ltd.	100,100	4,481,952
Hachijuni Bank Ltd. (The)	382,600	1,683,151
Hirose Electric Co. Ltd.	90,600	11,698,661
Ito En Ltd.	246,700	12,442,281
Kansai Paint Co. Ltd.	183,400	4,518,538
Kao Corp.	261,800	21,745,387
Kobayashi Pharmaceutical Co. Ltd.	148,600	12,677,944
Kose Corp.	17,100	2,518,062
Mebuki Financial Group, Inc.	644,200	1,660,080
MISUMI Group, Inc.	77,400	1,939,007
Nihon Kohden Corp.	271,100	7,560,011
Nissin Foods Holdings Co. Ltd.	38,300	2,862,234
Nomura Research Institute Ltd.	497,800	10,711,485
North Pacific Bank Ltd.	573,400	1,292,927
Obic Co. Ltd.	78,300	10,636,492
Omron Corp.	163,000	9,631,034
Rohto Pharmaceutical Co. Ltd.	245,400	7,498,302
Santen Pharmaceutical Co. Ltd.	669,400	12,851,396
Secom Co. Ltd.	137,300	12,354,536
Shimadzu Corp.	139,800	4,426,046
SMC Corp.	17,700	8,192,287
Sohgo Security Services Co. Ltd.	80,400	4,380,544
Terumo Corp.	226,600	8,102,167
Toyo Suisan Kaisha Ltd.	272,700	11,620,275
USS Co. Ltd.	82,100	1,561,075
Yokogawa Electric Corp.	189,800	3,369,603

		197,522,958

Netherlands (1.9%)
Euronext NV (m)	47,127	3,840,450
Heineken NV	147,668	15,722,472

		19,562,922

South Korea (1.1%)
Samsung Electronics Co. Ltd.	218,544	10,544,991

Spain (2.3%)
Amadeus IT Group SA	278,958	22,779,643

Sweden (0.7%)
Epiroc AB, Class A	129,148	1,576,716
Svenska Handelsbanken AB, Class A	480,429	5,175,472

		6,752,188

Switzerland (13.8%)
Chocoladefabriken Lindt & Spruengli AG	115	892,979
Cie Financiere Richemont SA (Registered)	80,852	6,354,209
Geberit AG (Registered)	9,945	5,581,860
Givaudan SA (Registered)	11,995	37,566,486
Julius Baer Group Ltd.*	55,952	2,886,633
Nestle SA (Registered)	493,279	53,405,428
Schindler Holding AG	17,451	4,439,384
SGS SA (Registered)	5,591	15,314,880
Sika AG (Registered)	29,477	5,538,740
UBS Group AG (Registered)*	554,796	7,008,040

		138,988,639

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Taiwan (2.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	454,016	$26,378,330

United Kingdom (13.4%)
Compass Group plc	576,595	14,435,021
Croda International plc	43,697	2,963,510
Diageo plc	599,636	25,420,862
Experian plc	338,371	11,438,223
Halma plc	314,491	8,814,722
Hiscox Ltd.	286,361	5,401,428
IMI plc	611,822	9,554,845
Intertek Group plc	138,143	10,708,236
Reckitt Benckiser Group plc	272,525	22,124,869
Rentokil Initial plc	456,909	2,741,654
Spectris plc	173,543	6,680,169
Spirax-Sarco Engineering plc	116,755	13,748,712

		134,032,251

United States (12.0%)
Analog Devices, Inc.	173,159	20,578,216
ANSYS, Inc.*	79,354	20,426,513
Cadence Design Systems, Inc.*	467,699	32,439,603
Colgate-Palmolive Co.	296,266	20,394,951
Core Laboratories NV	80,850	3,045,620
Dentsply Sirona, Inc.	71,560	4,049,580
Nordson Corp.	57,283	9,327,964
Texas Instruments, Inc.	80,743	10,358,519

		120,620,966

Total Common Stocks (96.5%) (Cost $809,759,386)		968,218,513

SHORT-TERM INVESTMENT:
Investment Company (0.9%)
JPMorgan Prime Money Market Fund, IM Shares	9,137,022	9,139,763

Total Short-Term Investment (0.9%) (Cost $9,139,997)		9,139,763

Total Investments in Securities (97.4%) (Cost $818,899,383)		977,358,276
Other Assets Less Liabilities (2.6%)		26,552,172

Net Assets (100%)		$1,003,910,448

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $3,840,450 or 0.4% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
JPY	— Japanese Yen
USD	— United States Dollar

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Consumer Staples	$316,646,664	31.5%
Information Technology	245,505,566	24.5
Industrials	177,126,441	17.6
Materials	83,408,029	8.3
Financials	38,702,801	3.9
Real Estate	37,590,147	3.8
Consumer Discretionary	33,630,091	3.4
Health Care	32,563,154	3.2
Investment Company	9,139,763	0.9
Energy	3,045,620	0.3
Cash and Other	26,552,172	2.6

		100.0%

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	6,635,827	USD	60,594	Morgan Stanley	1/6/2020	478
JPY	8,626,189	USD	79,018	Credit Suisse	1/7/2020	373
USD	34,669,428	JPY	3,645,525,000	HSBC Bank plc	2/21/2020	1,024,834

Net unrealized appreciation						1,025,685

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Australia	$—	$1,318,142	$—	$1,318,142
Canada	20,550,639	—	—	20,550,639
Denmark	—	11,864,380	—	11,864,380
Finland	—	1,621,967	—	1,621,967
France	—	130,272,550	—	130,272,550
Germany	—	102,472,589	—	102,472,589
Hong Kong	—	220,525	—	220,525
Ireland	6,709,874	12,249,484	—	18,959,358
Israel	3,755,475	—	—	3,755,475
Japan	—	197,522,958	—	197,522,958
Netherlands	—	19,562,922	—	19,562,922
South Korea	—	10,544,991	—	10,544,991
Spain	—	22,779,643	—	22,779,643
Sweden	—	6,752,188	—	6,752,188
Switzerland	—	138,988,639	—	138,988,639
Taiwan	26,378,330	—	—	26,378,330
United Kingdom	—	134,032,251	—	134,032,251
United States	120,620,966	—	—	120,620,966
Forward Currency Contracts	—	1,025,685	—	1,025,685
Short-Term Investment
Investment Company	9,139,763	—	—	9,139,763

Total Assets	$187,155,047	$791,228,914	$—	$978,383,961

Total Liabilities	$—	$—	$—	$—

Total	$187,155,047	$791,228,914	$—	$978,383,961

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$1,025,685

Total		$1,025,685

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(1,175,046)	$(1,175,046)

Total	$(1,175,046)	$(1,175,046)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$1,769,917	$1,769,917

Total	$1,769,917	$1,769,917

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $33,758,000 during the year ended December 31, 2019

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Credit Suisse	$373	$—	$—	$373
HSBC Bank plc	1,024,834	—	—	1,024,834
Morgan Stanley	478	—	—	478

Total	$1,025,685	$—	$—	$1,025,685

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$137,084,089
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$124,025,606

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$174,526,676
Aggregate gross unrealized depreciation	(16,160,862)

Net unrealized appreciation	$158,365,814

Federal income tax cost of investments in securities and derivative instruments, if applicable	$820,018,147

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $818,899,383)	$977,358,276
Cash	25,099,277
Foreign cash (Cost $17,099)	17,099
Dividends, interest and other receivables	1,621,009
Unrealized appreciation on forward foreign currency contracts	1,025,685
Receivable for Portfolio shares sold	342,715
Receivable for securities sold	140,988
Other assets	4,879

Total assets	1,005,609,928

LIABILITIES
Investment management fees payable	622,240
Payable for Portfolio shares redeemed	433,286
Payable for securities purchased	280,763
Distribution fees payable – Class IB	209,719
Administrative fees payable	80,032
Accrued expenses	73,440

Total liabilities	1,699,480

NET ASSETS	$1,003,910,448

Net assets were comprised of:
Paid in capital	$842,425,470
Total distributable earnings (loss)	161,484,978

Net assets	$1,003,910,448

Class IB
Net asset value, offering and redemption price per share, $1,003,910,448 / 32,733,282 shares outstanding (unlimited amount authorized: $0.01 par value)	$30.67

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $1,461,375 foreign withholding tax)	$16,389,523
Interest	463,808

Total income	16,853,331

EXPENSES
Investment management fees	7,789,240
Distribution fees – Class IB	2,270,485
Administrative fees	867,749
Offering costs	128,987
Custodian fees	127,500
Professional fees	86,719
Printing and mailing expenses	72,965
Trustees’ fees	28,216
Tax expense	3,961
Miscellaneous	25,018

Gross expenses	11,400,840
Less: Waiver from investment manager	(953,581)

Net expenses	10,447,259

NET INVESTMENT INCOME (LOSS)	6,406,072

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	5,024,762
Forward foreign currency contracts	(1,175,046)
Foreign currency transactions	106,963

Net realized gain (loss)	3,956,679

Change in unrealized appreciation (depreciation) on:
Investments in securities	192,540,589
Forward foreign currency contracts	1,769,917
Foreign currency translations	15,788

Net change in unrealized appreciation (depreciation)	194,326,294

NET REALIZED AND UNREALIZED GAIN (LOSS)	198,282,973

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$204,689,045

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,406,072	$(343,993)
Net realized gain (loss)	3,956,679	(29,998)
Net change in unrealized appreciation (depreciation)	194,326,294	(34,822,689)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	204,689,045	(35,196,680)

Distributions to shareholders:
Class IB	(8,646,639)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,836,890 and 2,249,349 shares, respectively ]	79,423,502	57,346,151
Capital shares sold in-kind (Note 8) [ 0 and 30,134,504 shares, respectively ]	—	774,155,411
Capital shares issued in reinvestment of distributions [ 286,750 and 0 shares, respectively ]	8,646,639	—
Capital shares repurchased [ (2,269,284) and (504,927) shares, respectively ]	(63,755,642)	(12,751,339)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	24,314,499	818,750,223

TOTAL INCREASE (DECREASE) IN NET ASSETS	220,356,905	783,553,543
NET ASSETS:
Beginning of period	783,553,543	—

End of period	$1,003,910,448	$783,553,543

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$24.58		$25.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20		(0.01)
Net realized and unrealized gain (loss)	6.16		(1.10)

Total from investment operations	6.36		(1.11)

Less distributions:
Dividends from net investment income	(0.20)		—
Distributions from net realized gains	(0.07)		—

Total dividends and distributions	(0.27)		—

Net asset value, end of period	$30.67		$24.58

Total return (b)	25.88%		(4.32)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,003,910		$783,554
Ratio of expenses to average net assets:
After waivers (a)(f)	1.15	%(j)	1.15	%(j)
Before waivers (a)(f)	1.25%		1.29%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.70%		(0.22	)%(l)
Before waivers (a)(f)	0.60%		(0.36	)%(l)
Portfolio turnover rate^	14%		1	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management (Effective November 29, 2019 MFS Investment Management replaced Ivy Investment Management Company as sub-adviser to the Portfolio).

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	36.33%	19.80%
Russell Midcap® Growth Index	35.47	20.69

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 36.33% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell Midcap® Growth Index, which returned 35.47% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in both the health care and information technology sectors contributed to performance relative to the benchmark.

•

Above benchmark weight holdings in several companies aided relative returns, including MercadoLibre, Inc., which hosts the largest online commerce and payments ecosystem in Latin America, Costar Group, Inc., the world leader in commercial real estate information, Chipotle Mexican Grill, Inc., an American chain of fast casual restaurants, Teradyne, Inc., a developer and supplier of automatic test equipment and MarketAxess Holding, Inc., which operates an electronic trading platform for the institutional credit market.

What hurt performance during the year:

•

Above benchmark weight holdings in several companies detracted from relative returns, including GrubHub, Inc., an online and mobile prepared food ordering and delivery marketplace, ABIOMED, Inc., a manufacturer of medical implant devices, Sprouts Farmers Market, Inc., a supermarket chain headquartered in Phoenix, Arizona and Arista Networks, Inc., a computer networking company.

•	Not holding shares of semiconductor company Lam Research hindered results.

•	Underweighting the strong performing information technology sector and stock selection in the consumer staples sector also detracted from relative performance.

How did derivatives contribute/detract from performance during the year?

•	The use of derivatives had a slight positive impact on performance for the year.

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Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	29.2%
Industrials	21.6
Health Care	15.7
Consumer Discretionary	11.5
Financials	8.0
Communication Services	5.0
Real Estate	4.8
Materials	2.7
Cash and Other	1.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,074.70	$5.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.10%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (5.0%)
Entertainment (3.5%)
Electronic Arts, Inc.*	54,543	$5,863,918
Take-Two Interactive Software, Inc.*	52,128	6,382,031

		12,245,949

Interactive Media & Services (1.5%)
IAC/InterActiveCorp*	20,529	5,113,979

Total Communication Services		17,359,928

Consumer Discretionary (11.5%)
Diversified Consumer Services (5.3%)
Bright Horizons Family Solutions, Inc.*	123,362	18,540,075

Multiline Retail (1.3%)
Dollar Tree, Inc.*	48,606	4,571,394

Specialty Retail (4.9%)
O’Reilly Automotive, Inc.*	14,089	6,174,645
Ross Stores, Inc.	55,449	6,455,373
Tractor Supply Co.	45,688	4,269,087

		16,899,105

Total Consumer Discretionary		40,010,574

Financials (8.0%)
Banks (1.3%)
First Republic Bank	37,939	4,455,936

Capital Markets (5.2%)
MSCI, Inc.	33,108	8,547,824
Nasdaq, Inc.	89,664	9,603,014

		18,150,838

Insurance (1.5%)
Arthur J Gallagher & Co.	54,040	5,146,229

Total Financials		27,753,003

Health Care (15.7%)
Health Care Equipment & Supplies (6.2%)
Edwards Lifesciences Corp.*	29,888	6,972,572
Masimo Corp.*	37,724	5,962,655
STERIS plc	57,160	8,712,327

		21,647,554

Life Sciences Tools & Services (9.5%)
Bio-Techne Corp.	40,757	8,946,569
ICON plc*	31,096	5,355,664
Mettler-Toledo International, Inc.*	8,252	6,546,147
PerkinElmer, Inc.	124,786	12,116,721

		32,965,101

Total Health Care		54,612,655

Industrials (21.6%)
Aerospace & Defense (3.5%)
L3Harris Technologies, Inc.	36,832	7,287,948
TransDigm Group, Inc.	8,654	4,846,240

		12,134,188

Commercial Services & Supplies (2.9%)
Copart, Inc.*	110,999	10,094,249

Electrical Equipment (2.6%)
AMETEK, Inc.	90,369	9,013,404

Industrial Conglomerates (3.3%)
Roper Technologies, Inc.	32,001	11,335,714

Professional Services (9.3%)
CoStar Group, Inc.*	10,265	6,141,549
IHS Markit Ltd.*	128,509	9,683,153
TransUnion	86,142	7,374,617
Verisk Analytics, Inc.	60,579	9,046,868

		32,246,187

Total Industrials		74,823,742

Information Technology (29.2%)
Electronic Equipment, Instruments & Components (2.4%)
Amphenol Corp., Class A	76,481	8,277,539

IT Services (16.5%)
Black Knight, Inc.*	70,645	4,555,190
Fidelity National Information Services, Inc.	87,954	12,233,522
Fiserv, Inc.*	115,527	13,358,387
FleetCor Technologies, Inc.*	23,850	6,862,122
Global Payments, Inc.	112,408	20,521,204

		57,530,425

Semiconductors & Semiconductor Equipment (2.3%)
Monolithic Power Systems, Inc.	44,379	7,900,349

Software (8.0%)
Autodesk, Inc.*	49,713	9,120,347
Cadence Design Systems, Inc.*	194,021	13,457,297
Nice Ltd. (ADR)*	33,108	5,136,706

		27,714,350

Total Information Technology		101,422,663

Materials (2.7%)
Construction Materials (2.7%)
Vulcan Materials Co.	65,856	9,482,605

Total Materials		9,482,605

Real Estate (4.8%)
Equity Real Estate Investment Trusts (REITs) (4.8%)
Extra Space Storage, Inc. (REIT)	40,857	4,315,316
SBA Communications Corp. (REIT)	50,619	12,198,673

Total Real Estate		16,513,989

Total Investments in Securities (98.5%) (Cost $323,189,232)		341,979,159
Other Assets Less Liabilities (1.5%)		5,210,497

Net Assets (100%)		$347,189,656

*	Non-income producing.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$17,359,928	$—	$—	$17,359,928
Consumer Discretionary	40,010,574	—	—	40,010,574
Financials	27,753,003	—	—	27,753,003
Health Care	54,612,655	—	—	54,612,655
Industrials	74,823,742	—	—	74,823,742
Information Technology	101,422,663	—	—	101,422,663
Materials	9,482,605	—	—	9,482,605
Real Estate	16,513,989	—	—	16,513,989

Total Assets	$341,979,159	$—	$—	$341,979,159

Total Liabilities	$—	$—	$—	$—

Total	$341,979,159	$—	$—	$341,979,159

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Total
Equity contracts	$1,422,626	$1,422,626

Total	$1,422,626	$1,422,626

^ This Portfolio held option contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held option contracts with an average notional balance of approximately $88,000 for six months during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$353,349,476
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$341,715,006

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,924,410
Aggregate gross unrealized depreciation	(1,112,327)

Net unrealized appreciation	$18,812,083

Federal income tax cost of investments in securities and derivative instruments, if applicable	$323,167,076

For the year ended December 31, 2019, the Portfolio incurred approximately $1,561 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $323,189,232)	$341,979,159
Cash	7,620,901
Dividends, interest and other receivables	316,140
Receivable for Portfolio shares sold	106,240
Other assets	1,619

Total assets	350,024,059

LIABILITIES
Payable for securities purchased	2,122,732
Payable for Portfolio shares redeemed	353,387
Investment management fees payable	205,129
Distribution fees payable – Class IB	72,885
Administrative fees payable	27,814
Accrued expenses	52,456

Total liabilities	2,834,403

NET ASSETS	$347,189,656

Net assets were comprised of:
Paid in capital	$281,890,235
Total distributable earnings (loss)	65,299,421

Net assets	$347,189,656

Class IB
Net asset value, offering and redemption price per share, $347,189,656 / 23,108,609 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.02

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends	$2,187,248
Interest	182,008
Securities lending (net)	20,724

Total income	2,389,980

EXPENSES
Investment management fees	2,638,676
Distribution fees – Class IB	776,079
Administrative fees	296,597
Professional fees	64,617
Offering costs	42,705
Printing and mailing expenses	37,046
Custodian fees	11,300
Trustees’ fees	9,555
Tax expense	1,825
Miscellaneous	6,425

Gross expenses	3,884,825
Less: Waiver from investment manager	(466,316)

Net expenses	3,418,509

NET INVESTMENT INCOME (LOSS)	(1,028,529)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	49,979,538
Foreign currency transactions	(4,259)
Options written	(103,876)

Net realized gain (loss)	49,871,403

Change in unrealized appreciation (depreciation) on:
Investments in securities	41,396,680
Foreign currency translations	(142)

Net change in unrealized appreciation (depreciation)	41,396,538

NET REALIZED AND UNREALIZED GAIN (LOSS)	91,267,941

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$90,239,412

See Notes to Financial Statements.

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EQ/MFS MID CAP FOCUSED GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,028,529)	$(57,107)
Net realized gain (loss)	49,871,403	(1,148,676)
Net change in unrealized appreciation (depreciation)	41,396,538	(22,606,611)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	90,239,412	(23,812,394)

Distributions to shareholders:
Class IB	(1,311,311)	(24,364)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,990,817 and 1,051,223 shares, respectively ]	41,051,981	12,526,271
Capital shares sold in-kind (Note 8) [ 0 and 21,446,622 shares, respectively ]	—	260,404,882
Capital shares issued in reinvestment of dividends [ 88,468 and 2,094 shares, respectively ]	1,311,311	24,364
Capital shares repurchased [ (2,134,387) and (336,228) shares, respectively ]	(29,307,628)	(3,912,868)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	13,055,664	269,042,649

TOTAL INCREASE (DECREASE) IN NET ASSETS	101,983,765	245,205,891
NET ASSETS:
Beginning of period	245,205,891	—

End of period	$347,189,656	$245,205,891

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$11.06		$12.14

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05)		—	#
Net realized and unrealized gain (loss)	4.06		(1.08)

Total from investment operations	4.01		(1.08)

Less distributions:
Dividends from net investment income	—	#	—	#
Distributions from net realized gains	(0.05)		—

Total dividends and distributions	(0.05)		—	#

Net asset value, end of period	$15.02		$11.06

Total return (b)	36.33%		(8.89)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$347,190		$245,206
Ratio of expenses to average net assets:
After waivers (a)(f)	1.10	%(j)	1.10	%(j)
Before waivers (a)(f)	1.25%		1.31%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.33)%		(0.11	)%(l)
Before waivers (a)(f)	(0.48)%		(0.32	)%(l)
Portfolio turnover rate^	113	%(h)	7	%(z)
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 22%.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1269

EQ/MFS TECHNOLOGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	35.84%	17.85%
S&P North American Technology Sector Index	42.68	23.00
S&P 500® Index	31.49	16.09

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 35.84% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the S&P North American Technology Sector Index and the S&P 500® Index, which returned 42.68% and 31.49%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Avoiding holdings within the communications equipment industry boosted relative performance. Here, not owning a position in network equipment company Cisco Systems, Inc. bolstered relative performance.

•

Exposure to the health care providers & services industry also aided relative returns, led by the Portfolio’s holdings of precision oncology testing and development services provider Guardant Health, Inc.

•

Stocks in other industries that benefited relative results included overweight positions in electronic payment processing providers Total System Services, Inc. and Global Payments, Inc., materials engineering solutions provider for semiconductor chips and electronics Applied Materials, Inc. and cloud communications and collaboration services provider RingCentral, Inc. Additionally, holdings of technology services provider Endava plc, and not owning shares of semiconductor company Intel Corp., enterprise software products maker Oracle Corp. and online travel company Booking Holdings, Inc., further supported relative returns.

What hurt performance during the year:

•

An underweight allocation to the technology hardware storage & peripherals industry detracted from performance relative to the benchmark. Within this industry, an underweight position in computer and personal electronics maker Apple.com, Inc. held back relative results.

•	Exposure to the road & rail industry also weakened relative returns, led by holdings of technology platform operator Uber Technologies, Inc.

•

An underweight position in the semiconductors & semiconductor equipment industry was another detractor from relative results. Within this industry, not owning shares of computer graphics processors maker NVIDIA Corp. weighed on relative performance.

•

Elsewhere, the Portfolio’s overweight positions in information technology services company DXC Technology Co., customer information software manager salesforce.com, Inc., online media giant Alphabet, Inc., domain name registration and web hosting services provider GoDaddy, Inc. and technology skill development solutions provider Pluralsight, Inc. hampered relative results. Additionally, an underweight position in software giant Microsoft Corp. detracted in relative terms.

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EQ/MFS TECHNOLOGY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	59.5%
Communication Services	18.6
Consumer Discretionary	11.5
Industrials	5.4
Health Care	1.9
Financials	1.1
Cash and Other	2.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,079.20	$5.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.46	5.80

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.14%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/MFS TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (18.6%)
Entertainment (2.1%)
Electronic Arts, Inc.*	46,807	$5,032,221
Netflix, Inc.*	1,783	576,925

		5,609,146

Interactive Media & Services (15.6%)
Alphabet, Inc., Class A*	17,788	23,825,069
Facebook, Inc., Class A*	87,453	17,949,728

		41,774,797

Media (0.9%)
Altice USA, Inc., Class A*	24,402	667,151
Charter Communications, Inc., Class A*	3,950	1,916,066

		2,583,217

Total Communication Services		49,967,160

Consumer Discretionary (11.5%)
Diversified Consumer Services (0.7%)
Grand Canyon Education, Inc.*	17,695	1,695,004

Internet & Direct Marketing Retail (10.8%)
Alibaba Group Holding Ltd. (ADR)*	13,552	2,874,379
Amazon.com, Inc.*	13,476	24,901,492
Chewy, Inc., Class A*	42,923	1,244,767

		29,020,638

Total Consumer Discretionary		30,715,642

Financials (1.1%)
Capital Markets (1.1%)
Nasdaq, Inc.	17,319	1,854,865
Tradeweb Markets, Inc., Class A	25,774	1,194,625

Total Financials		3,049,490

Health Care (1.9%)
Health Care Providers & Services (0.7%)
Guardant Health, Inc.*	24,212	1,891,926

Life Sciences Tools & Services (1.2%)
Bio-Techne Corp.	7,765	1,704,495
Illumina, Inc.*	4,435	1,471,267

		3,175,762

Total Health Care		5,067,688

Industrials (5.4%)
Aerospace & Defense (1.3%)
L3Harris Technologies, Inc.	11,163	2,208,823
Northrop Grumman Corp.	3,880	1,334,604

		3,543,427

Professional Services (3.2%)
Clarivate Analytics plc*	89,521	1,503,953
Equifax, Inc.	2,833	396,960
IHS Markit Ltd.*	32,799	2,471,405
TransUnion	22,012	1,884,447
Verisk Analytics, Inc.	10,607	1,584,049
Wolters Kluwer NV	8,618	628,536

		8,469,350

Road & Rail (0.9%)
Uber Technologies, Inc.*	81,060	2,410,724

Total Industrials		14,423,501

Information Technology (59.5%)
Electronic Equipment, Instruments & Components (1.0%)
Amphenol Corp., Class A	24,213	2,620,573
FLIR Systems, Inc.	2,534	131,945

		2,752,518

IT Services (25.7%)
Black Knight, Inc.*	18,468	1,190,817
DXC Technology Co.	4,442	166,975
Endava plc (ADR)*	74,960	3,493,136
EPAM Systems, Inc.*	5,861	1,243,470
Fidelity National Information Services, Inc.	45,504	6,329,151
Fiserv, Inc.*	74,161	8,575,236
FleetCor Technologies, Inc.*	6,547	1,883,703
Global Payments, Inc.	51,004	9,311,290
GoDaddy, Inc., Class A*	34,957	2,374,280
Mastercard, Inc., Class A	40,109	11,976,146
PayPal Holdings, Inc.*	50,540	5,466,912
Square, Inc., Class A*	33,336	2,085,500
Visa, Inc., Class A	70,737	13,291,482
Wix.com Ltd.*	12,776	1,563,527

		68,951,625

Semiconductors & Semiconductor Equipment (4.8%)
Applied Materials, Inc.	72,006	4,395,246
Marvell Technology Group Ltd.	80,267	2,131,891
Microchip Technology, Inc.	51,686	5,412,558
NXP Semiconductors NV	6,606	840,680
Silicon Laboratories, Inc.*	1,257	145,787

		12,926,162

Software (24.9%)
Adobe, Inc.*	32,658	10,770,935
Autodesk, Inc.*	17,596	3,228,162
Blue Prism Group plc*	52,571	788,971
Constellation Software, Inc.	2,469	2,397,908
Descartes Systems Group, Inc. (The)*	36,925	1,578,174
DocuSign, Inc.*	18,460	1,368,071
Freee KK*	8,100	240,417
HubSpot, Inc.*	15,255	2,417,918
Linx SA	88,300	779,460
Microsoft Corp.	131,264	20,700,333
Pluralsight, Inc., Class A*	73,543	1,265,675
Q2 Holdings, Inc.*	15,081	1,222,767
Rakus Co. Ltd.	77,900	1,434,613
RingCentral, Inc., Class A*	13,758	2,320,562
salesforce.com, Inc.*	66,044	10,741,396
ServiceNow, Inc.*	10,670	3,012,354
Workday, Inc., Class A*	5,428	892,635
Zendesk, Inc.*	19,123	1,465,395

		66,625,746

Technology Hardware, Storage & Peripherals (3.1%)
Apple, Inc.	27,834	8,173,454

Total Information Technology		159,429,505

Total Investments in Securities (98.0%) (Cost $209,870,325)		262,652,986
Other Assets Less Liabilities (2.0%)		5,468,037

Net Assets (100%)		$268,121,023

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

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EQ/MFS TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$49,967,160	$—	$—	$49,967,160
Consumer Discretionary	30,715,642	—	—	30,715,642
Financials	3,049,490	—	—	3,049,490
Health Care	5,067,688	—	—	5,067,688
Industrials	13,794,965	628,536	—	14,423,501
Information Technology	156,965,504	2,464,001	—	159,429,505

Total Assets	$259,560,449	$3,092,537	$—	$262,652,986

Total Liabilities	$—	$—	$—	$—

Total	$259,560,449	$3,092,537	$—	$262,652,986

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$61	$61

Total	$61	$61

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $107,000 for eleven days during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$76,663,735
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$67,731,761

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$55,444,094
Aggregate gross unrealized depreciation	(2,769,816)

Net unrealized appreciation	$52,674,278

Federal income tax cost of investments in securities and derivative instruments, if applicable	$209,978,708

See Notes to Financial Statements.

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EQ/MFS TECHNOLOGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $209,870,325)	$262,652,986
Cash	5,659,535
Receivable for Portfolio shares sold	183,674
Dividends, interest and other receivables	17,475
Other assets	1,265

Total assets	268,514,935

LIABILITIES
Investment management fees payable	150,148
Payable for securities purchased	101,429
Distribution fees payable – Class IB	55,940
Administrative fees payable	21,347
Payable for Portfolio shares redeemed	12,220
Accrued expenses	52,828

Total liabilities	393,912

NET ASSETS	$268,121,023

Net assets were comprised of:
Paid in capital	$219,462,401
Total distributable earnings (loss)	48,658,622

Net assets	$268,121,023

Class IB
Net asset value, offering and redemption price per share, $268,121,023 / 11,992,791 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.36

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $11,118 foreign withholding tax)	$1,017,217
Interest	109,040

Total income	1,126,257

EXPENSES
Investment management fees	1,779,451
Distribution fees – Class IB	593,150
Administrative fees	226,687
Professional fees	68,321
Offering costs	33,577
Printing and mailing expenses	32,692
Custodian fees	13,500
Trustees’ fees	7,299
Miscellaneous	4,761

Gross expenses	2,759,438
Less: Waiver from investment manager	(53,791)

Net expenses	2,705,647

NET INVESTMENT INCOME (LOSS)	(1,579,390)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(2,480,554)
Forward foreign currency contracts	61
Foreign currency transactions	(1,204)

Net realized gain (loss)	(2,481,697)

Change in unrealized appreciation (depreciation) on:
Investments in securities	72,712,183
Foreign currency translations	84

Net change in unrealized appreciation (depreciation)	72,712,267

NET REALIZED AND UNREALIZED GAIN (LOSS)	70,230,570

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$68,651,180

See Notes to Financial Statements.

1274

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EQ/MFS TECHNOLOGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,579,390)	$(186,019)
Net realized gain (loss)	(2,481,697)	(1,642,058)
Net change in unrealized appreciation (depreciation)	72,712,267	(19,929,574)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	68,651,180	(21,757,651)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,987,607 and 834,899 shares, respectively ]	40,164,665	14,898,405
Capital shares sold in-kind (Note 8) [ 0 and 10,950,530 shares, respectively ]	—	201,051,725
Capital shares repurchased [ (1,429,419) and (350,826) shares, respectively ]	(28,948,157)	(5,939,144)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,216,508	210,010,986

TOTAL INCREASE (DECREASE) IN NET ASSETS	79,867,688	188,253,335
NET ASSETS:
Beginning of period	188,253,335	—

End of period	$268,121,023	$188,253,335

* Commencement of Operations.

See Notes to Financial Statements.

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EQ/MFS TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$16.46		$18.36

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.13)		(0.02)
Net realized and unrealized gain (loss)	6.03		(1.88)

Total from investment operations	5.90		(1.90)

Net asset value, end of period	$22.36		$16.46

Total return (b)	35.84%		(10.35)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$268,121		$188,253
Ratio of expenses to average net assets:
After waivers (a)(f)	1.14	%(j)	1.14	%(j)
Before waivers (a)(f)	1.16%		1.21%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.67)%		(0.49	)%(l)
Before waivers (a)(f)	(0.69)%		(0.56	)%(l)
Portfolio turnover rate^	29%		5	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.14% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1276

EQ/MFS UTILITIES SERIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	24.69%	16.83%
Portfolio – Class K Shares*	25.01	17.11
Dow Jones Global Utilities Index	22.05	17.38
S&P 500® Index	31.49	16.09

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 24.69% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Dow Jones Global Utilities Index and the S&P 500® Index, which returned 22.05% and 31.49%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Out-of-benchmark exposure to both the media and diversified telecommunication services industries contributed to relative performance. Within the media industry, holdings of cable and telecommunications company Altice USA, Inc. (Netherlands) boosted relative returns. Within the diversified telecommunication services industry, the Portfolio’s position in telecommunications services provider Cellnex Telecom SA (Spain) aided relative results.

•

Stocks in other sectors that benefited relative results included the Portfolio’s underweight positions in power & natural gas distributor Duke Energy Corp., utility company PG&E Corp. and energy products and services supplier Dominion Energy, Inc. Additionally, holdings of energy infrastructure services provider TC Energy Corp., electricity and gas distributor Enel SpA (Italy), electric services provider SSE plc (United Kingdom), renewable energy company EDP Renovaveis SA (Portugal) and broadcast and communication tower management firm American Tower Corp. further helped in relative terms.

•

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

What hurt performance during the year:

•

The Portfolio’s out-of-benchmark allocation to the oil gas & consumable fuels was a primary detractor from performance relative to the benchmark. Within this industry, the Portfolio’s holdings of natural gas services providers EQM Midstream Partners LP, Cheniere Energy, Inc. and Equitrans Midstream Corp. held back relative results.

•

An overweight allocation to the independent power and renewable electricity producers industry also held back relative returns. Within this industry, the Portfolio’s holdings of electricity provider Vistra Energy Corp. weighed on relative performance.

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•

Elsewhere, not owning shares of retail electric services provider Southern Company and electricity and natural gas generation and distribution company WEC Energy Group, Inc. dampened relative returns. Additionally, an underweight position in electricity provider NextEra Energy, Inc., and holdings of cable and mobile service provider Millicom International Cellular SA (Sweden) and an overweight position in power distribution company Centerpoint Energy, Inc. further weakened relative results.

How did derivatives contribute/detract from performance during the year?

•	The use of derivatives had a small positive impact on Portfolio performance for the year.

Sector Weightings as of December 31, 2019	% of Net Assets
Utilities	72.8%
Communication Services	13.9
Energy	10.8
Real Estate	1.1
Cash and Other	1.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,078.30	$5.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.92	5.34
Class K
Actual	1,000.00	1,079.30	4.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.07

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (13.9%)
Diversified Telecommunication Services (3.8%)
Cellnex Telecom SA (m)	50,187	$2,160,030
Hellenic Telecommunications Organization SA	86,510	1,383,766
Koninklijke KPN NV	266,081	785,256
Telesites SAB de CV*	789,677	584,714
TELUS Corp.	73,767	2,856,266

		7,770,032

Media (4.8%)
Altice USA, Inc., Class A*	74,987	2,050,145
Charter Communications, Inc., Class A*	5,323	2,582,081
Comcast Corp., Class A	83,628	3,760,751
NOS SGPS SA	301,484	1,623,238

		10,016,215

Wireless Telecommunication Services (5.3%)
Advanced Info Service PCL	245,800	1,747,875
KDDI Corp.	65,700	1,966,979
Millicom International Cellular SA (SDR)	19,078	913,738
Mobile TeleSystems PJSC (ADR)	94,444	958,607
Rogers Communications, Inc., Class B	42,818	2,126,144
Tele2 AB, Class B	138,540	2,009,391
Vodafone Group plc	634,225	1,232,922

		10,955,656

Total Communication Services		28,741,903

Energy (5.8%)
Oil, Gas & Consumable Fuels (5.8%)
Cheniere Energy, Inc.*	83,467	5,097,330
Enbridge, Inc.	35,797	1,423,279
Equitrans Midstream Corp.	62,444	834,252
TC Energy Corp.	85,078	4,531,203

Total Energy		11,886,064

Real Estate (1.1%)
Equity Real Estate Investment Trusts (REITs) (1.1%)
American Tower Corp. (REIT)	9,849	2,263,497

Total Real Estate		2,263,497

Utilities (71.2%)
Electric Utilities (38.6%)
American Electric Power Co., Inc.	60,890	5,754,714
CLP Holdings Ltd.	88,500	930,168
Duke Energy Corp.	58,675	5,351,747
Edison International	60,794	4,584,475
EDP - Energias de Portugal SA	526,946	2,283,915
Emera, Inc.	49,700	2,135,276
Enel SpA	707,352	5,611,185
Entergy Corp.	56,573	6,777,445
Equatorial Energia SA	170,700	970,045
Evergy, Inc.	64,206	4,179,169
Exelon Corp.	216,191	9,856,148
FirstEnergy Corp.	192,310	9,346,266
Iberdrola SA	426,752	4,394,353
Neoenergia SA	135,300	835,808
NextEra Energy, Inc.	54,435	13,181,980
SSE plc	182,564	3,478,642

		79,671,336

Gas Utilities (2.8%)
AltaGas Ltd.	225,487	3,434,703
China Resources Gas Group Ltd.	354,000	1,944,381
South Jersey Industries, Inc.	10,290	339,364

		5,718,448

Independent Power and Renewable Electricity Producers (12.6%)
AES Corp.	165,748	3,298,385
Clearway Energy, Inc., Class A	47,443	907,110
EDP Renovaveis SA	988,573	11,643,265
NextEra Energy Partners LP	46,852	2,466,758
NRG Energy, Inc.	63,031	2,505,482
Vistra Energy Corp.	225,701	5,188,866

		26,009,866

Multi-Utilities (17.2%)
CenterPoint Energy, Inc.	211,962	5,780,204
Dominion Energy, Inc.	122,971	10,184,458
National Grid plc	264,874	3,313,096
NiSource, Inc.	96,562	2,688,286
Public Service Enterprise Group, Inc.	95,998	5,668,682
RWE AG	96,854	2,971,335
Sempra Energy	32,193	4,876,596

		35,482,657

Total Utilities		146,882,307

Total Common Stocks (92.0%) (Cost $160,067,104)		189,773,771

CONVERTIBLE PREFERRED STOCKS:
Utilities (1.6%)
Gas Utilities (0.3%)
South Jersey Industries, Inc. 7.250%	11,206	581,703

Multi-Utilities (1.3%)
CenterPoint Energy, Inc. 7.000%	9,003	438,806
Sempra Energy 6.750%	19,260	2,302,426

		2,741,232

Total Convertible Preferred Stocks (1.6%) (Cost $3,042,192)		3,322,935

PREFERRED STOCK:
Utilities (0.0%)
Multi-Utilities (0.0%)
Dominion Energy, Inc. 7.250%	455	48,681

Total Preferred Stock (0.0%) (Cost $45,500)		48,681

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
MASTER LIMITED PARTNERSHIPS:
Energy (5.0%)
Oil, Gas & Consumable Fuels (5.0%)
Enterprise Products Partners LP	192,037	$5,407,762
EQM Midstream Partners LP	60,793	1,818,319
Plains All American Pipeline LP	171,791	3,159,236

Total Master Limited Partnerships (5.0%) (Cost $11,135,798)		10,385,317

Total Investments in Securities (98.6%) (Cost $174,290,594)		203,530,704
Other Assets Less Liabilities (1.4%)		2,819,976

Net Assets (100%)		$206,350,680

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $2,160,030 or 1.0% of net assets.

Glossary:

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
EUR	— European Currency Unit
GBP	— British Pound
SDR	— Swedish Depositary Receipt
SEK	— Swedish Krona
USD	— United States Dollar

Country Diversification As a Percentage of Total Net Assets
Brazil	0.9%
Canada	8.0
China	0.9
Colombia	0.4
Germany	1.4
Greece	0.7
Hong Kong	0.4
Italy	2.7
Japan	1.0
Mexico	0.3
Netherlands	0.4
Portugal	1.9
Russia	0.5
Spain	8.8
Sweden	1.0
Thailand	0.8
United Kingdom	3.9
United States	64.6
Cash and Other	1.4

100.0%

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CAD	168,310	USD	127,289	Merrill Lynch International	2/28/2020	2,353
CAD	347,734	USD	262,357	State Street Bank & Trust	2/28/2020	5,486
EUR	30,145	USD	33,843	Morgan Stanley	2/28/2020	89
GBP	72,406	USD	95,688	HSBC Bank plc	2/28/2020	370
GBP	95,913	USD	125,761	State Street Bank & Trust	2/28/2020	1,483
SEK	1,525,994	USD	162,401	Brown Brothers Harriman & Co.	2/28/2020	963
SEK	2,016,952	USD	214,951	Morgan Stanley	2/28/2020	971
SEK	1,341,276	USD	142,623	State Street Bank & Trust	2/28/2020	966
USD	401,205	GBP	300,000	UBS AG	2/28/2020	3,206

Total unrealized appreciation						15,887

GBP	195,931	USD	261,897	Morgan Stanley	2/28/2020	(1,963)
SEK	1,792,576	USD	192,686	Morgan Stanley	2/28/2020	(784)
USD	75,069	CAD	98,480	BNP Paribas	2/28/2020	(785)
USD	114,306	CAD	150,503	Morgan Stanley	2/28/2020	(1,619)
USD	10,562,068	CAD	13,971,577	State Street Bank & Trust	2/28/2020	(199,615)
USD	18,598	EUR	16,670	Brown Brothers Harriman & Co.	2/28/2020	(167)
USD	43,499	EUR	39,118	Merrill Lynch International	2/28/2020	(533)
USD	171,574	EUR	153,554	Morgan Stanley	2/28/2020	(1,271)
USD	19,863,017	EUR	17,835,068	State Street Bank & Trust	2/28/2020	(212,557)
USD	63,696	GBP	48,853	Morgan Stanley	2/28/2020	(1,115)
USD	5,081,303	GBP	3,845,516	State Street Bank & Trust	2/28/2020	(20,404)
USD	2,632,949	SEK	24,980,636	Morgan Stanley	2/28/2020	(41,322)

Total unrealized depreciation						(482,135)

Net unrealized depreciation						(466,248)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$14,918,708	$13,823,195	$—	$28,741,903
Energy	11,886,064	—	—	11,886,064
Real Estate	2,263,497	—	—	2,263,497
Utilities	110,311,967	36,570,340	—	146,882,307
Convertible Preferred Stocks
Utilities	3,322,935	—	—	3,322,935
Forward Currency Contracts	—	15,887	—	15,887
Master Limited Partnerships
Energy	10,385,317	—	—	10,385,317
Preferred Stock
Utilities	48,681	—	—	48,681

Total Assets	$153,137,169	$50,409,422	$—	$203,546,591

Liabilities:
Forward Currency Contracts	$—	$(482,135)	$—	$(482,135)

Total Liabilities	$—	$(482,135)	$—	$(482,135)

Total	$153,137,169	$49,927,287	$—	$203,064,456

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$15,887

Total		$15,887

	Liability Derivatives
Foreign exchange contracts	Payables	(482,135)

Total		$(482,135)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$1,138,652	$1,138,652

Total	$1,138,652	$1,138,652

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(682,605)	$(682,605)

Total	$(682,605)	$(682,605)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $38,167,000 during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Brown Brothers Harriman & Co.	$963	$(167)	$—	$796
HSBC Bank plc	370	—	—	370
Merrill Lynch International	2,353	(533)	—	1,820
Morgan Stanley	1,060	(1,060)	—	—
State Street Bank & Trust	7,935	(7,935)	—	—
UBS AG	3,206	—	—	3,206

Total	$15,887	$(9,695)	$—	$6,192

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
BNP Paribas	$785	$—	$—	$785
Brown Brothers Harriman & Co.	167	(167)	—	—
Merrill Lynch International	533	(533)	—	—
Morgan Stanley	48,074	(1,060)	—	47,014
State Street Bank & Trust	432,576	(7,935)	—	424,641

Total	$482,135	$(9,695)	$—	$472,440

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$62,205,844
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$56,043,785

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$32,437,255
Aggregate gross unrealized depreciation	(3,082,343)

Net unrealized appreciation	$29,354,912

Federal income tax cost of investments in securities and derivative instruments, if applicable	$173,709,544

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $174,290,594)	$203,530,704
Cash	2,828,211
Receivable for securities sold	600,363
Dividends, interest and other receivables	369,095
Receivable for Portfolio shares sold	118,334
Unrealized appreciation on forward foreign currency contracts	15,887
Other assets	1,017

Total assets	207,463,611

LIABILITIES
Foreign currency overdraft payable	4,511
Unrealized depreciation on forward foreign currency contracts	482,135
Payable for securities purchased	299,592
Payable for Portfolio shares redeemed	126,428
Investment management fees payable	85,599
Distribution fees payable – Class IB	42,809
Administrative fees payable	16,341
Accrued expenses	55,516

Total liabilities	1,112,931

NET ASSETS	$206,350,680

Net assets were comprised of:
Paid in capital	$177,339,489
Total distributable earnings (loss)	29,011,191

Net assets	$206,350,680

Class IB
Net asset value, offering and redemption price per share, $206,297,207 / 5,936,867 shares outstanding (unlimited amount authorized: $0.01 par value)	$34.75

Class K
Net asset value, offering and redemption price per share, $53,473 / 1,511 shares outstanding (unlimited amount authorized: $0.01 par value)	$35.38

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $298,248 foreign withholding tax)	$5,740,072
Interest	96,114

Total income	5,836,186

EXPENSES
Investment management fees	1,401,724
Distribution fees – Class IB	479,919
Administrative fees	183,466
Professional fees	67,165
Custodian fees	54,500
Printing and mailing expenses	29,997
Offering costs	27,715
Trustees’ fees	5,999
Miscellaneous	14,105

Gross expenses	2,264,590
Less: Waiver from investment manager	(250,167)

Net expenses	2,014,423

NET INVESTMENT INCOME (LOSS)	3,821,763

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	1,192,287
Forward foreign currency contracts	1,138,652
Foreign currency transactions	(11,922)

Net realized gain (loss)	2,319,017

Change in unrealized appreciation (depreciation) on:
Investments in securities	35,836,341
Forward foreign currency contracts	(682,605)
Foreign currency translations	5,629

Net change in unrealized appreciation (depreciation)	35,159,365

NET REALIZED AND UNREALIZED GAIN (LOSS)	37,478,382

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,300,145

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,821,763	$703,454
Net realized gain (loss)	2,319,017	(171,388)
Net change in unrealized appreciation (depreciation)	35,159,365	(6,380,960)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	41,300,145	(5,848,894)

Distributions to shareholders:
Class IB	(5,811,412)	(860,329)
Class K	(1,580)	(234)

Total distributions to shareholders	(5,812,992)	(860,563)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 553,361 and 421,810 shares, respectively ]	18,232,133	12,510,270
Capital shares sold in-kind (Note 8) [ 0 and 5,566,463 shares, respectively ]	—	166,103,256
Capital shares issued in reinvestment of dividends [ 171,870 and 28,641 shares, respectively ]	5,811,412	860,329
Capital shares repurchased [ (681,100) and (124,178) shares, respectively ]	(22,348,887)	(3,641,580)

Total Class IB transactions	1,694,658	175,832,275

Class K
Capital shares sold [ 40 and 129 shares, respectively ]	1,416	3,866
Capital shares sold in-kind (Note 8) [ 0 and 2,017 shares, respectively ]	—	61,252
Capital shares issued in reinvestment of dividends [ 46 and 8 shares, respectively ]	1,580	234
Capital shares repurchased [ (50) and (679) shares, respectively ]	(1,683)	(20,614)

Total Class K transactions	1,313	44,738

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,695,971	175,877,013

TOTAL INCREASE (DECREASE) IN NET ASSETS	37,183,124	169,167,556
NET ASSETS:
Beginning of period	169,167,556	—

End of period	$206,350,680	$169,167,556

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$28.70		$29.84

Income (loss) from investment operations:
Net investment income (loss) (e)	0.66		0.12
Net realized and unrealized gain (loss)	6.40		(1.11)

Total from investment operations	7.06		(0.99)

Less distributions:
Dividends from net investment income	(0.81)		(0.15)
Distributions from net realized gains	(0.20)		—

Total dividends and distributions	(1.01)		(0.15)

Net asset value, end of period	$34.75		$28.70

Total return (b)	24.69%		(3.35)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$206,297		$169,124
Ratio of expenses to average net assets:
After waivers (a)(f)	1.05	%(j)	1.05	%(j)
Before waivers (a)(f)	1.18%		1.19%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.99%		2.11	%(l)
Before waivers (a)(f)	1.86%		1.97	%(l)
Portfolio turnover rate^	30%		10	%(z)

Class K	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$29.20		$30.36

Income (loss) from investment operations:
Net investment income (loss) (e)	0.75		0.14
Net realized and unrealized gain (loss)	6.52		(1.14)

Total from investment operations	7.27		(1.00)

Less distributions:
Dividends from net investment income	(0.89)		(0.16)
Distributions from net realized gains	(0.20)		—

Total dividends and distributions	(1.09)		(0.16)

Net asset value, end of period	$35.38		$29.20

Total return (b)	25.01%		(3.31)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$53		$43
Ratio of expenses to average net assets:
After waivers (a)(f)	0.80	%(j)	0.80	%(j)
Before waivers (a)(f)	0.93%		0.94%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.24%		2.36	%(l)
Before waivers (a)(f)	2.11%		2.23	%(l)
Portfolio turnover rate^	30%		10	%(z)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.05% for Class IB and 0.80% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1287

EQ/MID CAP INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	25.43%	8.30%	12.02%
Portfolio – Class IB Shares	25.37	8.30	11.96
Portfolio – Class K Shares*	25.72	8.57	13.06
S&P MidCap 400® Index	26.20	9.03	12.72

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.37% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the S&P MidCap 400® Index, which returned 26.20% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, industrials, financials, consumer discretionary and real estate.

•	The five stocks that contributed most to performance were Teradyne, Inc., Fair Isaac Corp., Teledyne Technologies, Inc., Zebra Technologies Corp. and Universal Display Corp.

What hurt performance during the year:

•	The only sector that detracted from performance was energy.

•	The five stocks that detracted most from performance were Covetrus, Inc., Green Dot Corp., EQT Corp., GrubHub Inc. and Etsy, Inc.

How did derivatives contribute/detract from performance during the year?

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

1288

EQ/MID CAP INDEX PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	16.4%
Industrials	15.4
Information Technology	15.4
Consumer Discretionary	13.5
Real Estate	11.1
Health Care	9.6
Materials	6.0
Utilities	4.5
Consumer Staples	2.9
Energy	2.1
Communication Services	1.9
Repurchase Agreements	0.8
Cash and Other	0.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,067.00	$3.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.59	3.65
Class IB
Actual	1,000.00	1,066.80	3.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.59	3.65
Class K
Actual	1,000.00	1,068.00	2.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.85	2.38

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.72%, 0.72% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.9%)
Entertainment (0.4%)
Cinemark Holdings, Inc.	116,304	$3,936,890
World Wrestling Entertainment, Inc., Class A (x)	51,800	3,360,266

		7,297,156

Interactive Media & Services (0.3%)
TripAdvisor, Inc.	114,600	3,481,548
Yelp, Inc.*	69,644	2,425,700

		5,907,248

Media (1.1%)
AMC Networks, Inc., Class A*	48,059	1,898,330
Cable One, Inc.	5,500	8,186,585
John Wiley & Sons, Inc., Class A	47,740	2,316,345
Meredith Corp. (x)	43,814	1,422,641
New York Times Co. (The), Class A	156,836	5,045,414
TEGNA, Inc.	236,600	3,948,854

		22,818,169

Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	106,685	2,713,000

Total Communication Services		38,735,573

Consumer Discretionary (13.5%)
Auto Components (1.4%)
Adient plc*	94,900	2,016,625
Dana, Inc.	157,000	2,857,400
Delphi Technologies plc*	93,900	1,204,737
Gentex Corp.	276,017	7,998,973
Goodyear Tire & Rubber Co. (The)	253,698	3,946,272
Lear Corp.	60,100	8,245,720
Visteon Corp.*	30,500	2,640,995

		28,910,722

Automobiles (0.2%)
Thor Industries, Inc.	60,230	4,474,487

Distributors (0.5%)
Pool Corp.	43,752	9,292,050

Diversified Consumer Services (1.1%)
Adtalem Global Education, Inc.*	58,915	2,060,257
Graham Holdings Co., Class B	4,800	3,067,152
Grand Canyon Education, Inc.*	52,600	5,038,554
Service Corp. International	199,387	9,177,784
WW International, Inc.*	50,600	1,933,426

		21,277,173

Hotels, Restaurants & Leisure (4.4%)
Boyd Gaming Corp.	87,300	2,613,762
Brinker International, Inc.	40,703	1,709,526
Caesars Entertainment Corp.*	609,002	8,282,427
Cheesecake Factory, Inc. (The) (x)	44,728	1,738,130
Choice Hotels International, Inc.	34,626	3,581,367
Churchill Downs, Inc.	38,719	5,312,247
Cracker Barrel Old Country Store, Inc. (x)	26,300	4,043,362
Domino’s Pizza, Inc.	44,618	13,107,876
Dunkin’ Brands Group, Inc.	90,346	6,824,737
Eldorado Resorts, Inc. (x)*	71,300	4,252,332
Jack in the Box, Inc.	25,813	2,014,188
Marriott Vacations Worldwide Corp.	40,800	5,253,408
Papa John’s International, Inc.	24,041	1,518,189
Penn National Gaming, Inc.*	118,800	3,036,528
Scientific Games Corp., Class A*	59,000	1,580,020
Six Flags Entertainment Corp.	85,781	3,869,581
Texas Roadhouse, Inc.	71,200	4,009,984
Wendy’s Co. (The)	200,771	4,459,124
Wyndham Destinations, Inc.	98,900	5,112,141
Wyndham Hotels & Resorts, Inc.	103,800	6,519,678

		88,838,607

Household Durables (1.0%)
Helen of Troy Ltd.*	27,500	4,944,225
KB Home	93,470	3,203,217
Tempur Sealy International, Inc.*	49,610	4,319,047
Toll Brothers, Inc.	140,953	5,569,053
TRI Pointe Group, Inc.*	151,900	2,366,602

		20,402,144

Internet & Direct Marketing Retail (0.5%)
Etsy, Inc.*	129,300	5,727,990
Grubhub, Inc. (x)*	99,793	4,853,932

		10,581,922

Leisure Products (0.9%)
Brunswick Corp.	89,035	5,340,319
Mattel, Inc. (x)*	378,318	5,126,209
Polaris, Inc.	62,710	6,377,607

		16,844,135

Multiline Retail (0.2%)
Dillard’s, Inc., Class A (x)	10,700	786,236
Ollie’s Bargain Outlet Holdings, Inc.*	59,700	3,899,007

		4,685,243

Specialty Retail (2.3%)
Aaron’s, Inc.	73,286	4,185,363
American Eagle Outfitters, Inc.	173,227	2,546,437
AutoNation, Inc.*	64,200	3,122,046
Bed Bath & Beyond, Inc. (x)	138,100	2,389,130
Dick’s Sporting Goods, Inc.	69,386	3,433,913
Five Below, Inc.*	60,800	7,773,888
Foot Locker, Inc.	116,705	4,550,328
Murphy USA, Inc.*	31,600	3,697,200
RH*	18,038	3,851,113
Sally Beauty Holdings, Inc.*	126,900	2,315,925
Urban Outfitters, Inc.*	76,900	2,135,513

See Notes to Financial Statements.

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EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Williams-Sonoma, Inc.	84,641	$6,216,035

		46,216,891

Textiles, Apparel & Luxury Goods (1.0%)
Carter’s, Inc.	48,220	5,272,375
Columbia Sportswear Co.	31,700	3,176,023
Deckers Outdoor Corp.*	30,513	5,152,425
Skechers U.S.A., Inc., Class A*	146,100	6,310,059

		19,910,882

Total Consumer Discretionary		271,434,256

Consumer Staples (2.9%)
Beverages (0.2%)
Boston Beer Co., Inc. (The), Class A*	10,054	3,798,904

Food & Staples Retailing (0.6%)
BJ’s Wholesale Club Holdings, Inc.*	133,233	3,029,718
Casey’s General Stores, Inc.	40,206	6,392,352
Sprouts Farmers Market, Inc.*	128,900	2,494,215

		11,916,285

Food Products (1.7%)
Flowers Foods, Inc.	209,996	4,565,313
Hain Celestial Group, Inc. (The)*	87,664	2,275,319
Ingredion, Inc.	72,809	6,767,597
Lancaster Colony Corp.	21,588	3,456,239
Pilgrim’s Pride Corp.*	57,100	1,868,027
Post Holdings, Inc.*	72,554	7,915,641
Sanderson Farms, Inc.	21,500	3,788,730
Tootsie Roll Industries, Inc. (x)	18,238	622,645
TreeHouse Foods, Inc.*	61,300	2,973,050

		34,232,561

Household Products (0.2%)
Energizer Holdings, Inc. (x)	70,188	3,524,841

Personal Products (0.2%)
Edgewell Personal Care Co.*	59,088	1,829,365
Nu Skin Enterprises, Inc., Class A	60,600	2,483,388

		4,312,753

Total Consumer Staples		57,785,344

Energy (2.1%)
Energy Equipment & Services (0.6%)
Apergy Corp.*	84,500	2,854,410
Core Laboratories NV	48,400	1,823,228
Patterson-UTI Energy, Inc.	212,275	2,228,888
Transocean Ltd.*	627,590	4,317,819

		11,224,345

Oil, Gas & Consumable Fuels (1.5%)
Antero Midstream Corp. (x)	324,100	2,459,919
Chesapeake Energy Corp. (x)*	1,279,400	1,056,273
CNX Resources Corp.*	203,600	1,801,860
EQT Corp.	278,900	3,040,010
Equitrans Midstream Corp.	222,320	2,970,195
Matador Resources Co.*	119,549	2,148,295
Murphy Oil Corp.	162,900	4,365,720
PBF Energy, Inc., Class A	111,083	3,484,674
World Fuel Services Corp.	71,300	3,095,846
WPX Energy, Inc.*	454,700	6,247,578

		30,670,370

Total Energy		41,894,715

Financials (16.4%)
Banks (7.2%)
Associated Banc-Corp.	173,786	3,830,243
BancorpSouth Bank	104,689	3,288,282
Bank of Hawaii Corp.	43,978	4,184,946
Bank OZK	131,900	4,023,610
Cathay General Bancorp	82,547	3,140,913
Commerce Bancshares, Inc.	113,120	7,685,373
Cullen/Frost Bankers, Inc.	62,146	6,076,636
East West Bancorp, Inc.	158,876	7,737,261
First Financial Bankshares, Inc. (x)	148,218	5,202,452
First Horizon National Corp.	339,500	5,622,120
FNB Corp.	354,560	4,502,912
Fulton Financial Corp.	179,037	3,120,615
Hancock Whitney Corp.	95,154	4,175,358
Home BancShares, Inc.	169,300	3,328,438
International Bancshares Corp.	62,552	2,694,115
PacWest Bancorp	130,682	5,001,200
Pinnacle Financial Partners, Inc.	78,505	5,024,320
Prosperity Bancshares, Inc.	102,967	7,402,298
Signature Bank	58,900	8,046,329
Sterling Bancorp	220,400	4,646,032
Synovus Financial Corp.	159,842	6,265,806
TCF Financial Corp.	167,368	7,832,822
Texas Capital Bancshares, Inc.*	54,868	3,114,856
Trustmark Corp.	70,063	2,417,874
UMB Financial Corp.	47,157	3,236,856
Umpqua Holdings Corp.	240,300	4,253,310
United Bankshares, Inc.	110,788	4,283,064
Valley National Bancorp	427,384	4,893,547
Webster Financial Corp.	100,372	5,355,850
Wintrust Financial Corp.	62,270	4,414,943

		144,802,381

Capital Markets (2.6%)
Affiliated Managers Group, Inc.	53,800	4,559,012
Eaton Vance Corp.	123,422	5,762,573
Evercore, Inc., Class A	42,600	3,184,776
FactSet Research Systems, Inc.	41,420	11,112,986
Federated Investors, Inc., Class B	104,775	3,414,617
Interactive Brokers Group, Inc., Class A	83,664	3,900,416
Janus Henderson Group plc	169,749	4,150,363
Legg Mason, Inc.	89,000	3,195,990
SEI Investments Co.	137,752	9,020,001
Stifel Financial Corp.	74,600	4,524,490

		52,825,224

Consumer Finance (0.6%)
FirstCash, Inc.	46,600	3,757,358

See Notes to Financial Statements.

1291

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EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Green Dot Corp., Class A*	51,617	$1,202,676
Navient Corp.	212,200	2,902,896
SLM Corp.	460,655	4,104,436

		11,967,366

Diversified Financial Services (0.3%)
Jefferies Financial Group, Inc.	274,823	5,872,968

Insurance (5.1%)
Alleghany Corp.*	15,737	12,582,833
American Financial Group, Inc.	81,689	8,957,199
Brighthouse Financial, Inc.*	119,217	4,676,883
Brown & Brown, Inc.	255,082	10,070,637
CNO Financial Group, Inc.	164,884	2,989,347
First American Financial Corp.	122,524	7,145,600
Genworth Financial, Inc., Class A*	549,200	2,416,480
Hanover Insurance Group, Inc. (The)	43,014	5,878,723
Kemper Corp.	68,391	5,300,303
Mercury General Corp.	29,536	1,439,289
Old Republic International Corp.	311,287	6,963,490
Primerica, Inc.	45,200	5,901,312
Reinsurance Group of America, Inc.	68,299	11,136,835
RenaissanceRe Holdings Ltd.	48,202	9,448,556
RLI Corp.	43,521	3,917,761
Selective Insurance Group, Inc.	64,800	4,224,312

		103,049,560

Thrifts & Mortgage Finance (0.6%)
LendingTree, Inc. (x)*	8,400	2,548,896
New York Community Bancorp, Inc.	509,945	6,129,539
Washington Federal, Inc.	85,433	3,131,119

		11,809,554

Total Financials		330,327,053

Health Care (9.6%)
Biotechnology (0.9%)
Arrowhead Pharmaceuticals, Inc.*	109,200	6,926,556
Exelixis, Inc.*	331,500	5,841,030
Ligand Pharmaceuticals, Inc.*	19,200	2,002,368
United Therapeutics Corp.*	47,858	4,215,333

		18,985,287

Health Care Equipment & Supplies (3.3%)
Avanos Medical, Inc.*	52,300	1,762,510
Cantel Medical Corp.	40,900	2,899,810
Globus Medical, Inc., Class A*	83,955	4,943,270
Haemonetics Corp.*	55,300	6,353,970
Hill-Rom Holdings, Inc.	72,909	8,277,359
ICU Medical, Inc.*	21,000	3,929,520
Integra LifeSciences Holdings Corp.*	77,800	4,534,184
LivaNova plc*	52,841	3,985,797
Masimo Corp.*	53,527	8,460,478
NuVasive, Inc.*	56,800	4,392,912
Penumbra, Inc.*	35,100	5,765,877
West Pharmaceutical Services, Inc.	80,756	12,140,049

		67,445,736

Health Care Providers & Services (2.4%)
Acadia Healthcare Co., Inc. (x)*	96,600	3,209,052
Amedisys, Inc.*	35,198	5,875,250
Chemed Corp.	17,500	7,687,050
Encompass Health Corp.	107,600	7,453,452
HealthEquity, Inc.*	77,348	5,729,166
MEDNAX, Inc.*	91,960	2,555,569
Molina Healthcare, Inc.*	68,400	9,281,196
Patterson Cos., Inc.	94,000	1,925,120
Tenet Healthcare Corp.*	113,300	4,308,799

		48,024,654

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	177,086	1,738,099

Life Sciences Tools & Services (2.1%)
Bio-Rad Laboratories, Inc., Class A*	23,584	8,726,787
Bio-Techne Corp.	41,609	9,133,592
Charles River Laboratories International, Inc.*	53,350	8,149,746
PRA Health Sciences, Inc.*	69,000	7,669,350
Repligen Corp.*	51,100	4,726,750
Syneos Health, Inc.*	67,900	4,038,352

		42,444,577

Pharmaceuticals (0.8%)
Catalent, Inc.*	159,600	8,985,480
Nektar Therapeutics*	191,874	4,141,600
Prestige Consumer Healthcare, Inc.*	54,800	2,219,400

		15,346,480

Total Health Care		193,984,833

Industrials (15.4%)
Aerospace & Defense (1.5%)
Axon Enterprise, Inc.*	64,767	4,746,126
Curtiss-Wright Corp.	46,600	6,565,474
Mercury Systems, Inc.*	60,640	4,190,830
Teledyne Technologies, Inc.*	39,785	13,787,094

		29,289,524

Air Freight & Logistics (0.4%)
XPO Logistics, Inc.*	100,724	8,027,703

Airlines (0.3%)
JetBlue Airways Corp.*	314,956	5,895,976

Building Products (1.2%)
Lennox International, Inc.	38,264	9,335,268
Owens Corning	118,700	7,729,744
Resideo Technologies, Inc.*	134,000	1,598,620
Trex Co., Inc.*	63,698	5,725,176

		24,388,808

Commercial Services & Supplies (1.9%)
Brink’s Co. (The)	54,600	4,951,128
Clean Harbors, Inc.*	56,016	4,803,372

See Notes to Financial Statements.

1292

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EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Deluxe Corp.	45,945	$2,293,574
Healthcare Services Group, Inc.	80,800	1,965,056
Herman Miller, Inc.	64,366	2,680,844
HNI Corp.	46,648	1,747,434
KAR Auction Services, Inc.	140,500	3,061,495
MSA Safety, Inc.	38,877	4,912,498
Stericycle, Inc.*	99,428	6,344,501
Tetra Tech, Inc.	59,531	5,129,191

		37,889,093

Construction & Engineering (1.2%)
AECOM*	171,401	7,392,525
Dycom Industries, Inc.*	34,400	1,621,960
EMCOR Group, Inc.	61,300	5,290,190
Fluor Corp.	152,861	2,886,016
MasTec, Inc.*	65,800	4,221,728
Valmont Industries, Inc.	23,560	3,528,817

		24,941,236

Electrical Equipment (1.3%)
Acuity Brands, Inc.	43,300	5,975,400
EnerSys	46,100	3,449,663
Hubbell, Inc.	59,407	8,781,543
nVent Electric plc	169,800	4,343,484
Regal Beloit Corp.	44,629	3,820,688

		26,370,778

Industrial Conglomerates (0.5%)
Carlisle Cos., Inc.	61,834	10,007,215

Machinery (4.4%)
AGCO Corp.	68,398	5,283,745
Colfax Corp.*	91,200	3,317,856
Crane Co.	55,610	4,803,592
Donaldson Co., Inc.	138,099	7,957,264
Graco, Inc.	181,923	9,459,996
ITT, Inc.	95,697	7,072,965
Kennametal, Inc.	90,412	3,335,299
Lincoln Electric Holdings, Inc.	66,771	6,458,759
Nordson Corp.	55,883	9,099,988
Oshkosh Corp.	74,221	7,025,018
Terex Corp.	71,552	2,130,819
Timken Co. (The)	73,975	4,165,532
Toro Co. (The)	116,300	9,265,621
Trinity Industries, Inc.	107,029	2,370,692
Woodward, Inc.	61,585	7,294,127

		89,041,273

Marine (0.3%)
Kirby Corp.*	65,377	5,853,203

Professional Services (0.9%)
ASGN, Inc.*	57,600	4,087,872
FTI Consulting, Inc.*	41,030	4,540,380
Insperity, Inc.	41,071	3,533,749
ManpowerGroup, Inc.	64,316	6,245,083

		18,407,084

Road & Rail (0.8%)
Avis Budget Group, Inc.*	62,000	1,998,880
Knight-Swift Transportation Holdings, Inc.	134,016	4,803,134
Landstar System, Inc.	43,067	4,904,039
Ryder System, Inc.	58,100	3,155,411
Werner Enterprises, Inc.	48,284	1,757,055

		16,618,519

Trading Companies & Distributors (0.7%)
GATX Corp.	38,319	3,174,729
MSC Industrial Direct Co., Inc., Class A	49,154	3,857,114
NOW, Inc.*	118,700	1,334,188
Watsco, Inc.	35,623	6,417,484

		14,783,515

Total Industrials		311,513,927

Information Technology (15.4%)
Communications Equipment (1.1%)
Ciena Corp.*	168,783	7,205,346
InterDigital, Inc.	33,936	1,849,173
Lumentum Holdings, Inc.*	84,206	6,677,536
NetScout Systems, Inc.*	71,800	1,728,226
ViaSat, Inc.*	62,900	4,603,965

		22,064,246

Electronic Equipment, Instruments & Components (3.7%)
Arrow Electronics, Inc.*	88,840	7,528,301
Avnet, Inc.	110,078	4,671,710
Belden, Inc.	42,100	2,315,500
Cognex Corp.	186,491	10,450,956
Coherent, Inc.*	26,400	4,391,640
II-VI, Inc.*	95,128	3,202,960
Jabil, Inc.	151,500	6,261,495
Littelfuse, Inc.	26,589	5,086,476
National Instruments Corp.	128,629	5,446,152
SYNNEX Corp.	44,619	5,746,927
Tech Data Corp.*	38,668	5,552,725
Trimble, Inc.*	271,786	11,330,758
Vishay Intertechnology, Inc.	144,420	3,074,702

		75,060,302

IT Services (2.5%)
CACI International, Inc., Class A*	27,364	6,840,726
CoreLogic, Inc.*	86,724	3,790,706
KBR, Inc.	154,561	4,714,111
LiveRamp Holdings, Inc.*	73,864	3,550,643
MAXIMUS, Inc.	69,800	5,192,422
Perspecta, Inc.	150,000	3,966,000
Sabre Corp.	298,789	6,704,825
Science Applications International Corp.	53,498	4,655,396
WEX, Inc.*	47,287	9,904,735

		49,319,564

Semiconductors & Semiconductor Equipment (4.1%)
Cabot Microelectronics Corp.	31,815	4,591,541
Cirrus Logic, Inc.*	63,100	5,200,071
Cree, Inc.*	117,452	5,420,410
Cypress Semiconductor Corp.	403,000	9,401,990
First Solar, Inc.*	82,800	4,633,488
MKS Instruments, Inc.	59,500	6,545,595
Monolithic Power Systems, Inc.	44,100	7,850,682
Semtech Corp.*	72,241	3,821,549

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Silicon Laboratories, Inc.*	47,350	$5,491,653
SolarEdge Technologies, Inc.*	53,081	5,047,472
Synaptics, Inc.*	36,500	2,400,605
Teradyne, Inc.	182,900	12,471,951
Universal Display Corp.	46,268	9,534,447

		82,411,454

Software (3.8%)
ACI Worldwide, Inc.*	126,113	4,777,791
Blackbaud, Inc.	53,700	4,274,520
CDK Global, Inc.	132,477	7,243,842
Ceridian HCM Holding, Inc.*	110,002	7,466,936
CommVault Systems, Inc.*	45,813	2,045,092
Fair Isaac Corp.*	31,677	11,868,738
j2 Global, Inc.	50,500	4,732,355
LogMeIn, Inc.	53,300	4,569,942
Manhattan Associates, Inc.*	69,700	5,558,575
PTC, Inc.*	113,447	8,496,046
Teradata Corp.*	122,675	3,284,010
Tyler Technologies, Inc.*	42,600	12,780,852

		77,098,699

Technology Hardware, Storage & Peripherals (0.2%)
NCR Corp.*	139,230	4,895,327

Total Information Technology		310,849,592

Materials (6.0%)
Chemicals (2.5%)
Ashland Global Holdings, Inc.	65,707	5,028,557
Cabot Corp.	62,145	2,953,130
Chemours Co. (The)	178,400	3,227,256
Ingevity Corp.*	45,600	3,984,528
Minerals Technologies, Inc.	37,989	2,189,306
NewMarket Corp.	8,054	3,918,432
Olin Corp.	174,182	3,004,640
PolyOne Corp.	83,885	3,086,129
RPM International, Inc.	141,532	10,863,996
Scotts Miracle-Gro Co. (The)	43,265	4,593,878
Sensient Technologies Corp.	46,202	3,053,490
Valvoline, Inc.	205,502	4,399,798

		50,303,140

Construction Materials (0.2%)
Eagle Materials, Inc.	45,454	4,120,860

Containers & Packaging (1.0%)
AptarGroup, Inc.	69,780	8,067,964
Greif, Inc., Class A	28,601	1,264,164
O-I Glass, Inc.	169,800	2,025,714
Silgan Holdings, Inc.	84,542	2,627,565
Sonoco Products Co.	109,212	6,740,565

		20,725,972

Metals & Mining (2.0%)
Allegheny Technologies, Inc.*	137,556	2,841,907
Carpenter Technology Corp.	52,073	2,592,194
Commercial Metals Co.	129,463	2,883,141
Compass Minerals International, Inc.	36,969	2,253,630
Reliance Steel & Aluminum Co.	72,731	8,710,264
Royal Gold, Inc.	71,605	8,753,711
Steel Dynamics, Inc.	235,094	8,002,600
United States Steel Corp. (x)	185,500	2,116,555
Worthington Industries, Inc.	40,210	1,696,058

		39,850,060

Paper & Forest Products (0.3%)
Domtar Corp.	62,430	2,387,323
Louisiana-Pacific Corp.	128,166	3,802,685

		6,190,008

Total Materials		121,190,040

Real Estate (11.1%)
Equity Real Estate Investment Trusts (REITs) (10.6%)
Alexander & Baldwin, Inc. (REIT)	74,067	1,552,444
American Campus Communities, Inc. (REIT)	149,866	7,048,198
Brixmor Property Group, Inc. (REIT)	325,009	7,023,445
Camden Property Trust (REIT)	105,689	11,213,603
CoreCivic, Inc. (REIT)	129,931	2,258,201
CoreSite Realty Corp. (REIT)	41,100	4,608,132
Corporate Office Properties Trust (REIT)	122,202	3,590,295
Cousins Properties, Inc. (REIT)	160,052	6,594,142
CyrusOne, Inc. (REIT)	123,562	8,084,662
Douglas Emmett, Inc. (REIT)	179,800	7,893,220
EastGroup Properties, Inc. (REIT)	41,973	5,568,558
EPR Properties (REIT)	85,600	6,046,784
First Industrial Realty Trust, Inc. (REIT)	138,500	5,749,135
GEO Group, Inc. (The) (REIT)	132,315	2,197,752
Healthcare Realty Trust, Inc. (REIT)	145,855	4,867,181
Highwoods Properties, Inc. (REIT)	113,174	5,535,340
JBG SMITH Properties (REIT)	128,700	5,133,843
Kilroy Realty Corp. (REIT)	106,390	8,926,121
Lamar Advertising Co. (REIT), Class A	93,811	8,373,570
Liberty Property Trust (REIT)	172,129	10,336,347
Life Storage, Inc. (REIT)	50,900	5,511,452
Macerich Co. (The) (REIT)	120,200	3,235,784
Mack-Cali Realty Corp. (REIT)	98,748	2,284,041
Medical Properties Trust, Inc. (REIT)	564,558	11,917,819
National Retail Properties, Inc. (REIT)	187,262	10,040,988
Omega Healthcare Investors, Inc. (REIT)	238,408	10,096,579
Park Hotels & Resorts, Inc. (REIT)	261,147	6,755,873
Pebblebrook Hotel Trust (REIT)	142,499	3,820,398
PotlatchDeltic Corp. (REIT)	73,298	3,171,605
PS Business Parks, Inc. (REIT)	21,916	3,613,291
Rayonier, Inc. (REIT)	141,085	4,621,945
Sabra Health Care REIT, Inc. (REIT)	211,299	4,509,121

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Senior Housing Properties Trust (REIT)	259,575	$2,190,813
Service Properties Trust (REIT)	179,498	4,367,186
Spirit Realty Capital, Inc. (REIT)	108,828	5,352,161
Tanger Factory Outlet Centers, Inc. (REIT) (x)	101,300	1,492,149
Taubman Centers, Inc. (REIT)	66,723	2,074,418
Urban Edge Properties (REIT)	125,590	2,408,816
Weingarten Realty Investors (REIT)	131,957	4,122,337

		214,187,749

Real Estate Management & Development (0.5%)
Jones Lang LaSalle, Inc.	56,247	9,792,040

Total Real Estate		223,979,789

Utilities (4.5%)
Electric Utilities (1.5%)
ALLETE, Inc.	56,400	4,577,988
Hawaiian Electric Industries, Inc.	118,863	5,569,920
IDACORP, Inc.	55,009	5,874,961
OGE Energy Corp.	218,349	9,709,980
PNM Resources, Inc.	86,915	4,407,460

		30,140,309

Gas Utilities (1.7%)
National Fuel Gas Co.	94,170	4,382,672
New Jersey Resources Corp.	104,200	4,644,194
ONE Gas, Inc.	57,600	5,389,632
Southwest Gas Holdings, Inc.	59,600	4,527,812
Spire, Inc.	55,609	4,632,786
UGI Corp.	228,084	10,300,273

		33,877,369

Multi-Utilities (0.8%)
Black Hills Corp.	67,062	5,267,049
MDU Resources Group, Inc.	218,610	6,494,903
NorthWestern Corp.	55,000	3,941,850

		15,703,802

Water Utilities (0.5%)
Aqua America, Inc.	235,489	11,053,854

Total Utilities		90,775,334

Total Common Stocks (98.8%) (Cost $1,318,992,612)		1,992,470,456

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.8%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,791,225, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $1,826,877. (xx)	$1,791,056	1,791,056
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $200,031, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $204,001. (xx)	200,000	200,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $200,019, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $217,778. (xx)	200,000	200,000
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $10,003,033, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $10,200,000. (xx)	10,000,000	10,000,000
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $3,000,282, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $3,313,119. (xx)	3,000,000	3,000,000

Total Repurchase Agreements		15,191,056

Total Short-Term Investments (0.8%) (Cost $15,191,056)		15,191,056

Total Investments in Securities (99.6%) (Cost $1,334,183,668)		2,007,661,512
Other Assets Less Liabilities (0.4%)		8,018,098

Net Assets (100%)		$2,015,679,610

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $40,120,877. This was collateralized by $26,899,766 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 2/15/49 and by cash of $15,191,056 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	65	3/2020	USD	13,421,200	298,190

					298,190

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$38,735,573	$—	$—	$38,735,573
Consumer Discretionary	271,434,256	—	—	271,434,256
Consumer Staples	57,785,344	—	—	57,785,344
Energy	41,894,715	—	—	41,894,715
Financials	330,327,053	—	—	330,327,053
Health Care	193,984,833	—	—	193,984,833
Industrials	311,513,927	—	—	311,513,927
Information Technology	310,849,592	—	—	310,849,592
Materials	121,190,040	—	—	121,190,040
Real Estate	223,979,789	—	—	223,979,789
Utilities	90,775,334	—	—	90,775,334
Futures	298,190	—	—	298,190
Short-Term Investments
Repurchase Agreements	—	15,191,056	—	15,191,056

Total Assets	$1,992,768,646	$15,191,056	$—	$2,007,959,702

Total Liabilities	$—	$—	$—	$—

Total	$1,992,768,646	$15,191,056	$—	$2,007,959,702

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$298,190	*

Total		$298,190

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$2,359,541	$2,359,541

Total	$2,359,541	$2,359,541

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$900,911	$900,911

Total	$900,911	$900,911

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $17,708,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$324,042,638
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$402,408,782

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$781,113,015
Aggregate gross unrealized depreciation	(108,612,572)

Net unrealized appreciation	$672,500,443

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,335,459,259

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,318,992,612)	$1,992,470,456
Repurchase Agreements (Cost $15,191,056)	15,191,056
Cash	25,426,806
Dividends, interest and other receivables	2,244,711
Due from broker for futures variation margin	737,410
Receivable for Portfolio shares sold	411,842
Securities lending income receivable	19,285
Other assets	8,162

Total assets	2,036,509,728

LIABILITIES
Payable for return of collateral on securities loaned	15,191,056
Payable for securities purchased	3,851,203
Investment management fees payable	585,019
Payable for Portfolio shares redeemed	558,092
Distribution fees payable – Class IB	390,361
Administrative fees payable	161,026
Distribution fees payable – Class IA	25,790
Trustees’ fees payable	677
Accrued expenses	66,894

Total liabilities	20,830,118

NET ASSETS	$2,015,679,610

Net assets were comprised of:
Paid in capital	$1,306,969,997
Total distributable earnings (loss)	708,709,613

Net assets	$2,015,679,610

Class IA
Net asset value, offering and redemption price per share, $123,214,817 / 8,395,905 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.68

Class IB
Net asset value, offering and redemption price per share, $1,864,799,986 / 129,437,971 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.41

Class K
Net asset value, offering and redemption price per share, $27,664,807 / 1,884,947 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.68

(x)	Includes value of securities on loan of $40,120,877.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $16,310 foreign withholding tax)	$31,008,877
Interest	340,817
Securities lending (net)	363,059

Total income	31,712,753

EXPENSES
Investment management fees	6,693,197
Distribution fees – Class IB	4,419,198
Administrative fees	1,827,417
Distribution fees – Class IA	292,766
Printing and mailing expenses	147,860
Professional fees	102,303
Custodian fees	84,000
Trustees’ fees	60,783
Miscellaneous	51,996

Gross expenses	13,679,520
Less: Voluntary waiver from investment manager	(65,583)

Net expenses	13,613,937

NET INVESTMENT INCOME (LOSS)	18,098,816

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	100,590,950
Futures contracts	2,359,541

Net realized gain (loss)	102,950,491

Change in unrealized appreciation (depreciation) on:
Investments in securities	298,983,521
Futures contracts	900,911

Net change in unrealized appreciation (depreciation)	299,884,432

NET REALIZED AND UNREALIZED GAIN (LOSS)	402,834,923

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$420,933,739

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$18,098,816	$18,606,685
Net realized gain (loss)	102,950,491	161,362,268
Net change in unrealized appreciation (depreciation)	299,884,432	(401,401,479)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	420,933,739	(221,432,526)

Distributions to shareholders:
Class IA	(5,994,680)	(10,101,549)
Class IB	(92,260,945)	(154,415,568)
Class K	(1,414,678)	(2,576,961)

Total distributions to shareholders	(99,670,303)	(167,094,078)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 603,646 and 1,031,954 shares, respectively ]	8,581,763	16,081,539
Capital shares issued in reinvestment of dividends and distributions [ 415,845 and 774,495 shares, respectively ]	5,994,680	10,101,549
Capital shares repurchased [ (997,009) and (1,247,738) shares, respectively ]	(14,186,188)	(19,480,516)

Total Class IA transactions	390,255	6,702,572

Class IB
Capital shares sold [ 6,306,279 and 5,797,924 shares, respectively ]	87,654,573	88,036,762
Capital shares issued in reinvestment of dividends and distributions [ 6,518,717 and 12,048,586 shares, respectively ]	92,260,945	154,415,568
Capital shares repurchased [ (12,156,926) and (12,376,477) shares, respectively ]	(169,620,777)	(188,457,807)

Total Class IB transactions	10,294,741	53,994,523

Class K
Capital shares sold [ 74,850 and 123,370 shares, respectively ]	1,066,299	1,903,260
Capital shares issued in reinvestment of dividends and distributions [ 98,120 and 197,623 shares, respectively ]	1,414,678	2,576,961
Capital shares repurchased [ (346,343) and (424,499) shares, respectively ]	(4,892,241)	(6,476,197)

Total Class K transactions	(2,411,264)	(1,995,976)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	8,273,732	58,701,119

TOTAL INCREASE (DECREASE) IN NET ASSETS	329,537,168	(329,825,485)
NET ASSETS:
Beginning of year	1,686,142,442	2,015,967,927

End of year	$2,015,679,610	$1,686,142,442

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.31	$15.35	$14.65	$12.97	$13.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.14	0.11	0.16	0.11
Net realized and unrealized gain (loss)	2.98	(1.86)	2.12	2.42	(0.49)

Total from investment operations	3.11	(1.72)	2.23	2.58	(0.38)

Less distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.12)	(0.15)	(0.12)
Distributions from net realized gains	(0.60)	(1.17)	(1.41)	(0.75)	—

Total dividends and distributions	(0.74)	(1.32)	(1.53)	(0.90)	(0.12)

Net asset value, end of year	$14.68	$12.31	$15.35	$14.65	$12.97

Total return	25.43%	(11.69)%	15.46%	19.89%	(2.81)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$123,215	$103,087	$119,960	$107,344	$78,134
Ratio of expenses to average net assets:
After waivers (f)	0.72%	0.72%	0.72%	0.72%	0.72%
Before waivers (f)	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.94%	0.93%	0.69%	1.14%	0.78%
Before waivers (f)	0.94%	0.93%	0.69%	1.14%	0.78%
Portfolio turnover rate^	17%	18%	18%	20%	20%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.10	$15.11	$14.44	$12.79	$13.29

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.14	0.11	0.15	0.11
Net realized and unrealized gain (loss)	2.92	(1.83)	2.09	2.40	(0.49)

Total from investment operations	3.05	(1.69)	2.20	2.55	(0.38)

Less distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.12)	(0.15)	(0.12)
Distributions from net realized gains	(0.60)	(1.17)	(1.41)	(0.75)	—

Total dividends and distributions	(0.74)	(1.32)	(1.53)	(0.90)	(0.12)

Net asset value, end of year	$14.41	$12.10	$15.11	$14.44	$12.79

Total return	25.37%	(11.68)%	15.47%	19.92%	(2.86)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,864,800	$1,557,718	$1,862,819	$1,674,669	$1,443,070
Ratio of expenses to average net assets:
After waivers (f)	0.72%	0.72%	0.72%	0.72%	0.72%
Before waivers (f)	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.94%	0.93%	0.69%	1.13%	0.78%
Before waivers (f)	0.94%	0.93%	0.69%	1.13%	0.78%
Portfolio turnover rate^	17%	18%	18%	20%	20%

See Notes to Financial Statements.

1300

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.31	$15.35	$14.65	$12.97	$13.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.18	0.14	0.19	0.14
Net realized and unrealized gain (loss)	2.97	(1.86)	2.13	2.43	(0.49)

Total from investment operations	3.14	(1.68)	2.27	2.62	(0.35)

Less distributions:
Dividends from net investment income	(0.17)	(0.19)	(0.16)	(0.19)	(0.15)
Distributions from net realized gains	(0.60)	(1.17)	(1.41)	(0.75)	—

Total dividends and distributions	(0.77)	(1.36)	(1.57)	(0.94)	(0.15)

Net asset value, end of year	$14.68	$12.31	$15.35	$14.65	$12.97

Total return	25.72%	(11.46)%	15.73%	20.20%	(2.56)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,665	$25,337	$33,189	$32,131	$27,291
Ratio of expenses to average net assets:
After waivers (f)	0.47%	0.47%	0.47%	0.47%	0.47%
Before waivers (f)	0.47%	0.47%	0.47%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.19%	1.17%	0.93%	1.38%	1.04%
Before waivers (f)	1.18%	1.17%	0.93%	1.38%	1.04%
Portfolio turnover rate^	17%	18%	18%	20%	20%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1301

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Diamond Hill Capital Management, Inc.

➢	Wellington Management Company, LLP.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	26.63%	6.95%	10.55%
Portfolio – Class IB Shares	26.61	6.95	10.51
Portfolio – Class K Shares*	26.92	7.22	12.11
Volatility Managed Index – Mid Cap Value	26.15	8.16	11.75
Russell Midcap® Value Index	27.06	7.62	12.41

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 26.61% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index — Mid Cap Value and the Russell Midcap® Value Index, which returned 26.15% and 27.06%, respectively.

Portfolio Highlights

What helped performance during the year:

•

A relative overweight to the industrials sector contributed to performance. Within the industrials sector, Allegiant Travel Co. had a strong year driven by margin expansion from revenue growth and year-over-year unit cost reduction. L3Harris Technologies, an American technology and defense company, was also a notable contributor.

•	Strong security selection in the information technology, materials and real estate sectors contributed to relative results.

•	Sector allocation contributed to relative performance. Underweight positions in energy and utilities contributed most.

What hurt performance during the year:

•	Security selection in financials, utilities and energy detracted from relative performance, although no one financials holding stands out.

•

Within utilities, an overweight position in UGI Corp., a natural gas and electric power distribution company, hurt results. UGI underperformed due to its exposure to natural gas gathering business amid the risk of production cuts in the Marcellus region, which could reduce the company’s core earnings power.

•	Within energy, exploration and production company Cimarex Energy Co. shares fluctuated over the year with the changing outlook for natural gas and oil prices.

•	Holding B&G Foods, Inc., which was not in the benchmark, also subtracted from performance.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark.

1302

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	16.0%
Industrials	11.0
Exchange Traded Funds	10.0
Real Estate	10.0
Consumer Discretionary	7.1
Utilities	6.8
Information Technology	6.4
Materials	5.7
Investment Company	5.5
Health Care	4.6
Energy	4.1
Consumer Staples	3.8
Communication Services	2.8
Repurchase Agreements	1.0
Cash and Other	5.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,079.90	$4.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.50	4.76
Class IB
Actual	1,000.00	1,080.10	4.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.50	4.76
Class K
Actual	1,000.00	1,081.70	3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.76	3.48

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.93%, 0.93% and 0.68%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1303

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.8%)
Diversified Telecommunication Services (0.2%)
CenturyLink, Inc.	217,380	$2,871,590
GCI Liberty, Inc., Class A*	19,581	1,387,314

		4,258,904

Entertainment (0.9%)
Cinemark Holdings, Inc.	93,752	3,173,505
IMAX Corp.*	109,328	2,233,571
Liberty Media Corp.-Liberty Formula One, Class A*	4,957	217,017
Liberty Media Corp.-Liberty Formula One, Class C*	181,206	8,329,134
Lions Gate Entertainment Corp., Class A (x)	10,017	106,781
Lions Gate Entertainment Corp., Class B*	22,850	226,901
Madison Square Garden Co. (The), Class A*	3,360	988,478
Take-Two Interactive Software, Inc.*	12,030	1,472,833
Zynga, Inc., Class A*	134,313	821,996

		17,570,216

Interactive Media & Services (0.2%)
IAC/InterActiveCorp*	6,215	1,548,219
TripAdvisor, Inc.	2,145	65,165
Zillow Group, Inc., Class A*	11,242	514,209
Zillow Group, Inc., Class C (x)	24,973	1,147,260

		3,274,853

Media (1.3%)
Discovery, Inc., Class A (x)	31,115	1,018,705
Discovery, Inc., Class C*	67,361	2,053,837
DISH Network Corp., Class A*	51,852	1,839,191
Fox Corp., Class A	63,242	2,344,381
Fox Corp., Class B	29,372	1,069,141
Interpublic Group of Cos., Inc. (The)	69,775	1,611,803
John Wiley & Sons, Inc., Class A	8,672	420,765
Liberty Broadband Corp., Class A*	4,900	610,344
Liberty Broadband Corp., Class C*	21,051	2,647,163
Liberty Media Corp.-Liberty SiriusXM, Class A*	16,793	811,773
Liberty Media Corp.-Liberty SiriusXM, Class C*	30,783	1,481,894
New York Times Co. (The), Class A	26,217	843,401
News Corp., Class A	76,705	1,084,609
News Corp., Class B	24,181	350,866
Nexstar Media Group, Inc., Class A	2,017	236,493
Omnicom Group, Inc.	20,141	1,631,824
Sinclair Broadcast Group, Inc., Class A	763	25,438
TEGNA, Inc.	143,890	2,401,524
ViacomCBS, Inc.	48,666	2,042,512
ViacomCBS, Inc., Class A	536	24,050

		24,549,714

Wireless Telecommunication Services (0.2%)
Millicom International Cellular SA (SDR)	60,627	2,903,721
Sprint Corp. (x)	112,571	586,495
Telephone & Data Systems, Inc.	20,000	508,600
United States Cellular Corp.*	3,033	109,886

		4,108,702

Total Communication Services		53,762,389

Consumer Discretionary (7.1%)
Auto Components (1.0%)
Aptiv plc	47,950	4,553,811
BorgWarner, Inc.	260,536	11,302,052
Gentex Corp.	50,534	1,464,475
Goodyear Tire & Rubber Co. (The)	46,369	721,270
Lear Corp.	12,171	1,669,861

		19,711,469

Automobiles (0.1%)
Harley-Davidson, Inc.	30,612	1,138,460
Thor Industries, Inc.	10,596	787,177

		1,925,637

Distributors (0.2%)
Genuine Parts Co.	28,063	2,981,133
LKQ Corp.*	52,583	1,877,213

		4,858,346

Diversified Consumer Services (0.3%)
frontdoor, Inc.*	16,931	802,868
Graham Holdings Co., Class B	837	534,835
Grand Canyon Education, Inc.*	8,587	822,549
H&R Block, Inc.	34,024	798,883
Service Corp. International	22,638	1,042,027
ServiceMaster Global Holdings, Inc.*	22,901	885,353

		4,886,515

Hotels, Restaurants & Leisure (2.0%)
Aramark	48,831	2,119,265
Caesars Entertainment Corp.*	114,892	1,562,531
Choice Hotels International, Inc.	3,835	396,654
Dunkin’ Brands Group, Inc.	1,095	82,716
Extended Stay America, Inc.	36,330	539,864
Hilton Grand Vacations, Inc.*	14,742	506,977
Hyatt Hotels Corp., Class A	7,208	646,630
International Game Technology plc	19,184	287,185
MGM Resorts International	91,131	3,031,928
Norwegian Cruise Line Holdings Ltd.*	66,767	3,899,860
Red Rock Resorts, Inc., Class A	318,204	7,620,986
Royal Caribbean Cruises Ltd.	34,238	4,571,115
Six Flags Entertainment Corp.	14,310	645,524
Vail Resorts, Inc.	16,343	3,919,542

See Notes to Financial Statements.

1304

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Wyndham Destinations, Inc.	17,859	$923,132
Wyndham Hotels & Resorts, Inc.	90,268	5,669,733
Wynn Resorts Ltd.	3,357	466,187
Yum China Holdings, Inc.	13,860	665,419

		37,555,248

Household Durables (1.4%)
DR Horton, Inc.	67,027	3,535,674
Garmin Ltd.	28,953	2,824,655
Leggett & Platt, Inc.	26,138	1,328,595
Lennar Corp., Class A	80,032	4,464,985
Lennar Corp., Class B	1,838	82,159
Mohawk Industries, Inc.*	11,754	1,603,010
Newell Brands, Inc.	75,728	1,455,492
NVR, Inc.*	1,648	6,276,260
PulteGroup, Inc.	50,281	1,950,903
Toll Brothers, Inc.	25,842	1,021,017
Whirlpool Corp.	12,360	1,823,471

		26,366,221

Internet & Direct Marketing Retail (0.0%)
Expedia Group, Inc.	3,646	394,279
Qurate Retail, Inc., Class A*	76,370	643,799

		1,038,078

Leisure Products (0.1%)
Brunswick Corp.	16,151	968,737
Mattel, Inc. (x)	21,299	288,601
Polaris, Inc.	1,237	125,803

		1,383,141

Multiline Retail (0.3%)
Dollar General Corp.	3,108	484,786
Dollar Tree, Inc.*	21,556	2,027,342
Kohl’s Corp.	31,669	1,613,535
Macy’s, Inc.	61,647	1,047,999

		5,173,662

Specialty Retail (0.8%)
Advance Auto Parts, Inc.	10,064	1,611,850
AutoNation, Inc.*	10,741	522,335
Best Buy Co., Inc.	35,765	3,140,167
CarMax, Inc.*	17,278	1,514,762
Dick’s Sporting Goods, Inc.	12,706	628,820
Foot Locker, Inc.	21,223	827,485
Gap, Inc. (The)	43,261	764,854
L Brands, Inc.	38,258	693,235
Penske Automotive Group, Inc.	6,735	338,232
Tiffany & Co.	24,097	3,220,564
Urban Outfitters, Inc.*	13,699	380,421
Williams-Sonoma, Inc.	12,727	934,671

		14,577,396

Textiles, Apparel & Luxury Goods (0.9%)
Capri Holdings Ltd.*	16,648	635,121
Carter’s, Inc.	34,215	3,741,068
Columbia Sportswear Co.	2,047	205,089
Hanesbrands, Inc.	195,297	2,900,160
PVH Corp.	14,684	1,544,023
Ralph Lauren Corp.	9,801	1,148,873
Skechers U.S.A., Inc., Class A*	16,814	726,197
Steven Madden Ltd.	73,661	3,168,160
Tapestry, Inc.	55,144	1,487,234
Under Armour, Inc., Class A*	12,811	276,717
Under Armour, Inc., Class C*	13,216	253,483
Wolverine World Wide, Inc.	26,019	877,881

		16,964,006

Total Consumer Discretionary		134,439,719

Consumer Staples (3.8%)
Beverages (0.2%)
Brown-Forman Corp., Class A	549	34,461
Brown-Forman Corp., Class B	2,264	153,046
Molson Coors Brewing Co., Class B	71,903	3,875,572

		4,063,079

Food & Staples Retailing (0.6%)
Casey’s General Stores, Inc.	5,458	867,767
Grocery Outlet Holding Corp.*	5,383	174,678
Kroger Co. (The)	158,666	4,599,727
Sprouts Farmers Market, Inc.*	12,367	239,302
US Foods Holding Corp.*	145,936	6,113,259

		11,994,733

Food Products (2.8%)
Archer-Daniels-Midland Co.	111,204	5,154,305
B&G Foods, Inc. (x)	99,804	1,789,486
Beyond Meat, Inc. (x)	9,462	715,327
Bunge Ltd.	27,464	1,580,553
Cal-Maine Foods, Inc.	94,723	4,049,408
Campbell Soup Co.	14,501	716,639
Conagra Brands, Inc.	96,285	3,296,798
Flowers Foods, Inc.	225,977	4,912,740
Hain Celestial Group, Inc. (The)*	16,571	430,100
Hershey Co. (The)	3,661	538,094
Hormel Foods Corp.	55,459	2,501,756
Ingredion, Inc.	13,321	1,238,187
JM Smucker Co. (The)	21,919	2,282,426
Kellogg Co.	30,322	2,097,070
Lamb Weston Holdings, Inc.	21,615	1,859,538
McCormick & Co., Inc. (Non-Voting)	8,648	1,467,825
Pilgrim’s Pride Corp.*	6,860	224,425
Post Holdings, Inc.*	102,777	11,212,971
Seaboard Corp.	51	216,778
TreeHouse Foods, Inc.*	9,182	445,327
Tyson Foods, Inc., Class A	57,452	5,230,430

		51,960,183

Household Products (0.1%)
Clorox Co. (The)	4,650	713,961
Energizer Holdings, Inc. (x)	12,513	628,403
Spectrum Brands Holdings, Inc.	8,348	536,693

		1,879,057

Personal Products (0.1%)
Coty, Inc., Class A	57,854	650,858
Herbalife Nutrition Ltd.*	16,841	802,810

See Notes to Financial Statements.

1305

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Nu Skin Enterprises, Inc., Class A	10,948	$448,649

		1,902,317

Total Consumer Staples		71,799,369

Energy (4.1%)
Energy Equipment & Services (0.6%)
Apergy Corp.*	15,405	520,381
Baker Hughes Co.	129,847	3,327,979
Halliburton Co.	173,826	4,253,522
Helmerich & Payne, Inc.	21,269	966,251
National Oilwell Varco, Inc.	76,979	1,928,324
Patterson-UTI Energy, Inc.	38,141	400,480
Transocean Ltd.*	115,446	794,268

		12,191,205

Oil, Gas & Consumable Fuels (3.5%)
Antero Midstream Corp. (x)	50,519	383,439
Antero Resources Corp.*	51,299	146,202
Apache Corp.	75,003	1,919,327
Cabot Oil & Gas Corp.	29,901	520,576
Centennial Resource Development, Inc., Class A*	38,143	176,221
Cheniere Energy, Inc.*	19,548	1,193,796
Chesapeake Energy Corp. (x)	259,157	213,960
Cimarex Energy Co.	103,629	5,439,486
Concho Resources, Inc.	39,695	3,476,091
Continental Resources, Inc.	16,986	582,620
Delek US Holdings, Inc.	77,432	2,596,295
Devon Energy Corp.	136,418	3,542,776
Diamondback Energy, Inc.	70,777	6,572,352
Encana Corp. (x)	410,282	1,924,223
EQT Corp.	50,704	552,674
Equitrans Midstream Corp.	36,556	488,388
Hess Corp.	53,642	3,583,822
HollyFrontier Corp.	29,802	1,511,259
Kosmos Energy Ltd.	72,170	411,369
Marathon Oil Corp.	160,107	2,174,253
Murphy Oil Corp. (x)	29,799	798,613
Noble Energy, Inc.	238,799	5,931,767
ONEOK, Inc.	55,914	4,231,012
Parsley Energy, Inc., Class A	22,961	434,193
PBF Energy, Inc., Class A	23,970	751,939
Pioneer Natural Resources Co.	18,874	2,856,957
Range Resources Corp. (x)	41,108	199,374
Targa Resources Corp.	45,655	1,864,094
Viper Energy Partners LP	68,943	1,700,134
Williams Cos., Inc. (The)	242,327	5,747,997
WPX Energy, Inc.*	328,267	4,510,389

		66,435,598

Total Energy		78,626,803

Financials (16.0%)
Banks (6.7%)
Associated Banc-Corp.	31,389	691,814
Atlantic Union Bankshares Corp.	84,845	3,185,930
BancorpSouth Bank	72,450	2,275,655
Bank of Hawaii Corp.	7,915	753,191
Bank OZK	180,258	5,498,770
BankUnited, Inc.	193,143	7,061,308
BOK Financial Corp.	45,880	4,009,912
Cadence Bancorp	175,277	3,177,772
CIT Group, Inc.	17,452	796,335
Citizens Financial Group, Inc.	86,721	3,521,740
Comerica, Inc.	69,113	4,958,858
Commerce Bancshares, Inc.	20,249	1,375,717
Cullen/Frost Bankers, Inc.	11,263	1,101,296
East West Bancorp, Inc.	28,949	1,409,816
Fifth Third Bancorp	141,494	4,349,526
First Citizens BancShares, Inc., Class A	1,395	742,433
First Hawaiian, Inc.	26,164	754,831
First Horizon National Corp.	140,064	2,319,460
First Midwest Bancorp, Inc.	132,369	3,052,429
First Republic Bank	71,385	8,384,168
FNB Corp.	64,602	820,445
Huntington Bancshares, Inc.	205,169	3,093,949
IBERIABANK Corp.	42,146	3,153,785
KeyCorp	195,673	3,960,422
M&T Bank Corp.	26,276	4,460,351
PacWest Bancorp	23,501	899,383
People’s United Financial, Inc.	87,918	1,485,814
Pinnacle Financial Partners, Inc.	14,925	955,200
Popular, Inc.	44,731	2,627,946
Prosperity Bancshares, Inc.	16,190	1,163,899
Regions Financial Corp.	192,547	3,304,107
Signature Bank	5,356	731,683
South State Corp.	32,787	2,844,272
Sterling Bancorp	513,115	10,816,464
SVB Financial Group*	26,658	6,692,224
Synovus Financial Corp.	124,766	4,890,827
TCF Financial Corp.	30,179	1,412,377
Texas Capital Bancshares, Inc.*	9,974	566,224
Umpqua Holdings Corp.	43,933	777,614
Webster Financial Corp.	18,227	972,593
Western Alliance Bancorp	85,782	4,889,574
Wintrust Financial Corp.	11,205	794,435
Zions Bancorp NA	116,960	6,072,563

		126,807,112

Capital Markets (1.8%)
Affiliated Managers Group, Inc.	9,773	828,164
Ameriprise Financial, Inc.	21,782	3,628,446
BGC Partners, Inc., Class A	58,622	348,215
Cboe Global Markets, Inc.	16,644	1,997,280
E*TRADE Financial Corp.	36,826	1,670,796
Eaton Vance Corp.	21,951	1,024,892
Evercore, Inc., Class A	4,967	371,333
Franklin Resources, Inc.	55,128	1,432,225
Interactive Brokers Group, Inc., Class A	10,851	505,874
Invesco Ltd.	76,048	1,367,343
Janus Henderson Group plc	31,382	767,290
Lazard Ltd., Class A	12,739	509,050
Legg Mason, Inc.	17,106	614,276
Nasdaq, Inc.	22,873	2,449,698
Northern Trust Corp.	38,888	4,131,461
Raymond James Financial, Inc.	19,027	1,702,155
SEI Investments Co.	13,298	870,753
State Street Corp.	72,478	5,733,010

See Notes to Financial Statements.

1306

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
T. Rowe Price Group, Inc.	32,397	$3,947,251
Virtu Financial, Inc., Class A (x)	5,763	92,150

		33,991,662

Consumer Finance (0.8%)
Ally Financial, Inc.	75,934	2,320,543
Credit Acceptance Corp.*	242	107,044
Discover Financial Services	40,555	3,439,875
Navient Corp.	38,770	530,374
OneMain Holdings, Inc.	13,002	548,034
Santander Consumer USA Holdings, Inc.	20,445	477,800
SLM Corp.	448,972	4,000,340
Synchrony Financial	93,973	3,383,968

		14,807,978

Diversified Financial Services (0.2%)
AXA Equitable Holdings, Inc.‡	82,709	2,049,529
Jefferies Financial Group, Inc.	52,829	1,128,956
Voya Financial, Inc.	24,974	1,522,914

		4,701,399

Insurance (5.7%)
Alleghany Corp.*	2,501	1,999,725
American Financial Group, Inc.	14,685	1,610,210
American National Insurance Co.	1,463	172,166
Arch Capital Group Ltd.*	66,080	2,834,171
Arthur J Gallagher & Co.	28,917	2,753,766
Assurant, Inc.	47,290	6,198,773
Assured Guaranty Ltd.	18,589	911,233
Athene Holding Ltd., Class A*	17,209	809,339
Axis Capital Holdings Ltd.	14,828	881,376
Brighthouse Financial, Inc.*	87,679	3,439,647
Brown & Brown, Inc.	113,924	4,497,720
Cincinnati Financial Corp.	30,378	3,194,247
CNA Financial Corp.	5,496	246,276
CNO Financial Group, Inc.	255,215	4,627,048
Enstar Group Ltd.*	9,744	2,015,644
Erie Indemnity Co., Class A	1,650	273,900
Everest Re Group Ltd.	5,582	1,545,321
Fidelity National Financial, Inc.	52,713	2,390,535
First American Financial Corp.	21,767	1,269,451
Globe Life, Inc.	21,291	2,240,878
Hanover Insurance Group, Inc. (The)	37,013	5,058,567
Hartford Financial Services Group, Inc. (The)	71,917	4,370,396
Kemper Corp.	61,382	4,757,105
Lancashire Holdings Ltd.	179,724	1,825,939
Lincoln National Corp.	39,824	2,350,014
Loews Corp.	51,107	2,682,606
Markel Corp.*	2,481	2,836,205
Mercury General Corp.	5,451	265,627
Old Republic International Corp.	56,233	1,257,932
Primerica, Inc.	2,282	297,938
Principal Financial Group, Inc.	55,137	3,032,535
ProAssurance Corp.	52,286	1,889,616
Reinsurance Group of America, Inc.	71,048	11,585,087
RenaissanceRe Holdings Ltd.	27,355	5,362,127
Unum Group	41,126	1,199,234
White Mountains Insurance Group Ltd.	616	687,154
Willis Towers Watson plc	68,784	13,890,241
WR Berkley Corp.	28,691	1,982,548

		109,242,297

Mortgage Real Estate Investment Trusts (REITs) (0.5%)
AGNC Investment Corp. (REIT)	107,922	1,908,061
Annaly Capital Management, Inc. (REIT)	285,221	2,686,782
Chimera Investment Corp. (REIT)	37,152	763,845
MFA Financial, Inc. (REIT)	89,508	684,736
New Residential Investment Corp. (REIT)	82,749	1,333,086
Starwood Property Trust, Inc. (REIT)	54,328	1,350,594
Two Harbors Investment Corp. (REIT)	54,127	791,337

		9,518,441

Thrifts & Mortgage Finance (0.3%)
MGIC Investment Corp.	69,216	980,791
Mr Cooper Group, Inc.*	266,106	3,328,986
New York Community Bancorp, Inc.	90,414	1,086,776
TFS Financial Corp. (x)	10,089	198,552

		5,595,105

Total Financials		304,663,994

Health Care (4.6%)
Biotechnology (0.2%)
Agios Pharmaceuticals, Inc.*	10,699	510,877
Alkermes plc*	31,213	636,745
Alnylam Pharmaceuticals, Inc.*	3,446	396,876
Bluebird Bio, Inc. (x)	10,986	964,022
Exelixis, Inc.*	35,368	623,184
Moderna, Inc. (x)	4,196	82,074
United Therapeutics Corp.*	8,615	758,809

		3,972,587

Health Care Equipment & Supplies (1.6%)
Avanos Medical, Inc.*	48,089	1,620,599
Boston Scientific Corp.*	133,810	6,050,888
Cantel Medical Corp.	3,178	225,320
Cooper Cos., Inc. (The)	8,393	2,696,587
Dentsply Sirona, Inc.	44,502	2,518,368
Envista Holdings Corp.*	10,160	301,142
Hill-Rom Holdings, Inc.	43,671	4,957,969
Hologic, Inc.*	10,437	544,916
ICU Medical, Inc.*	2,664	498,488
Integra LifeSciences Holdings Corp.*	14,133	823,671
STERIS plc	24,278	3,700,453
West Pharmaceutical Services, Inc.	3,546	533,070
Zimmer Biomet Holdings, Inc.	40,958	6,130,594

		30,602,065

See Notes to Financial Statements.

1307

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Health Care Providers & Services (1.6%)
Acadia Healthcare Co., Inc. (x)	95,169	$3,161,514
Cardinal Health, Inc.	58,394	2,953,569
Centene Corp.*	13,311	836,863
Covetrus, Inc. (x)	19,330	255,156
DaVita, Inc.*	19,774	1,483,643
Encompass Health Corp.	69,764	4,832,552
Henry Schein, Inc.*	25,496	1,701,093
Laboratory Corp. of America Holdings*	18,153	3,070,943
McKesson Corp.	32,017	4,428,591
MEDNAX, Inc.*	16,300	452,977
Molina Healthcare, Inc.*	2,761	374,640
Premier, Inc., Class A*	12,273	464,901
Quest Diagnostics, Inc.	26,792	2,861,118
Universal Health Services, Inc., Class B	15,619	2,240,702
WellCare Health Plans, Inc.*	940	310,397

		29,428,659

Health Care Technology (0.0%)
Change Healthcare, Inc. (x)	4,368	71,592

Life Sciences Tools & Services (0.7%)
Adaptive Biotechnologies Corp. (x)	1,055	31,566
Agilent Technologies, Inc.	55,970	4,774,801
Avantor, Inc.*	18,219	330,675
Bio-Rad Laboratories, Inc., Class A*	4,237	1,567,817
IQVIA Holdings, Inc.*	20,209	3,122,492
PerkinElmer, Inc.	17,164	1,666,624
QIAGEN NV*	44,145	1,492,101

		12,986,076

Pharmaceuticals (0.5%)
Catalent, Inc.*	28,929	1,628,703
Elanco Animal Health, Inc.*	74,577	2,196,293
Horizon Therapeutics plc*	32,896	1,190,835
Jazz Pharmaceuticals plc*	1,224	182,719
Mylan NV*	102,670	2,063,667
Nektar Therapeutics*	28,357	612,086
Perrigo Co. plc	25,169	1,300,230

		9,174,533

Total Health Care		86,235,512

Industrials (11.0%)
Aerospace & Defense (0.9%)
Arconic, Inc.	76,783	2,362,613
BWX Technologies, Inc.	4,853	301,274
Curtiss-Wright Corp.	8,486	1,195,592
Hexcel Corp.	1,096	80,348
Huntington Ingalls Industries, Inc.	1,644	412,447
L3Harris Technologies, Inc.	21,924	4,338,102
Moog, Inc., Class A	36,730	3,134,171
Spirit AeroSystems Holdings, Inc., Class A	2,017	146,999
Teledyne Technologies, Inc.*	7,141	2,474,642
Textron, Inc.	45,956	2,049,638
TransDigm Group, Inc.	1,847	1,034,320

		17,530,146

Air Freight & Logistics (0.5%)
CH Robinson Worldwide, Inc.	6,316	493,911
Expeditors International of Washington, Inc.	9,910	773,178
Hub Group, Inc., Class A*	140,914	7,227,479
XPO Logistics, Inc.*	7,665	610,901

		9,105,469

Airlines (1.2%)
Alaska Air Group, Inc.	86,432	5,855,768
Allegiant Travel Co.	33,803	5,883,074
American Airlines Group, Inc.	70,447	2,020,420
Copa Holdings SA, Class A	6,250	675,500
JetBlue Airways Corp.*	229,278	4,292,084
United Airlines Holdings, Inc.*	36,062	3,176,702

		21,903,548

Building Products (0.8%)
Allegion plc	4,557	567,529
AO Smith Corp.	22,645	1,078,808
Fortune Brands Home & Security, Inc.	86,836	5,673,864
JELD-WEN Holding, Inc.*	116,901	2,736,652
Lennox International, Inc.	592	144,430
Masco Corp.	56,903	2,730,775
Owens Corning	21,426	1,395,261
Resideo Technologies, Inc.*	24,534	292,691

		14,620,010

Commercial Services & Supplies (0.7%)
ADT, Inc. (x)	22,033	174,722
Clean Harbors, Inc.*	60,139	5,156,919
IAA, Inc.*	2,284	107,485
KAR Auction Services, Inc.	2,212	48,200
Republic Services, Inc.	39,818	3,568,887
Stericycle, Inc.*	80,908	5,162,739

		14,218,952

Construction & Engineering (0.3%)
AECOM*	31,088	1,340,825
Fluor Corp.	27,866	526,110
Jacobs Engineering Group, Inc.	26,316	2,363,966
Quanta Services, Inc.	21,757	885,728
Valmont Industries, Inc.	4,229	633,420

		5,750,049

Electrical Equipment (0.8%)
Acuity Brands, Inc.	5,811	801,918
AMETEK, Inc.	9,301	927,682
EnerSys	39,193	2,932,812
GrafTech International Ltd.	12,221	142,008
Hubbell, Inc.	4,870	719,884
nVent Electric plc	30,214	772,874
Regal Beloit Corp.	8,126	695,667
Sensata Technologies Holding plc*	168,628	9,083,990

		16,076,835

Industrial Conglomerates (0.0%)
Carlisle Cos., Inc.	1,502	243,084

Machinery (3.6%)
AGCO Corp.	12,474	963,617

See Notes to Financial Statements.

1308

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Colfax Corp.*	239,509	$8,713,337
Crane Co.	10,000	863,800
Cummins, Inc.	29,869	5,345,356
Dover Corp.	16,254	1,873,436
Flowserve Corp.	20,504	1,020,484
Fortive Corp.	45,756	3,495,301
Gardner Denver Holdings, Inc.*	145,788	5,347,504
Gates Industrial Corp. plc*	9,080	124,941
IDEX Corp.	7,540	1,296,880
Ingersoll-Rand plc	2,837	377,094
ITT, Inc.	17,499	1,293,351
Kennametal, Inc.	105,058	3,875,590
Lincoln Electric Holdings, Inc.	685	66,260
Nordson Corp.	1,054	171,633
Oshkosh Corp.	13,557	1,283,170
PACCAR, Inc.	67,723	5,356,889
Parker-Hannifin Corp.	35,155	7,235,602
Pentair plc	33,380	1,531,141
Snap-on, Inc.	10,841	1,836,465
SPX FLOW, Inc.*	139,859	6,834,909
Stanley Black & Decker, Inc.	30,244	5,012,641
Timken Co. (The)	13,248	745,995
Trinity Industries, Inc.	20,066	444,462
WABCO Holdings, Inc.*	1,647	223,169
Westinghouse Air Brake Technologies Corp.	25,838	2,010,196
Woodward, Inc.	1,985	235,103

		67,578,326

Marine (0.5%)
Kirby Corp.*	103,086	9,229,290

Professional Services (0.3%)
Equifax, Inc.	3,665	513,540
IHS Markit Ltd.*	29,325	2,209,638
ManpowerGroup, Inc.	11,712	1,137,235
Nielsen Holdings plc	62,066	1,259,940

		5,120,353

Road & Rail (0.6%)
AMERCO	1,766	663,698
JB Hunt Transport Services, Inc.	11,791	1,376,953
Kansas City Southern	19,723	3,020,775
Knight-Swift Transportation Holdings, Inc.	87,151	3,123,492
Landstar System, Inc.	766	87,224
Lyft, Inc., Class A*	33,864	1,456,829
Old Dominion Freight Line, Inc.	7,470	1,417,657
Ryder System, Inc.	10,414	565,584
Schneider National, Inc., Class B	11,047	241,046

		11,953,258

Trading Companies & Distributors (0.8%)
Air Lease Corp.	19,450	924,264
Aircastle Ltd.	125,635	4,021,576
Fastenal Co.	10,843	400,649
HD Supply Holdings, Inc.*	33,064	1,329,834
MSC Industrial Direct Co., Inc., Class A	8,742	685,985
United Rentals, Inc.*	4,360	727,117
Univar Solutions, Inc.*	33,793	819,142
Watsco, Inc.	6,470	1,165,571
WESCO International, Inc.*	97,625	5,797,949

		15,872,087

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	14,710	630,176

Total Industrials		209,831,583

Information Technology (6.4%)
Communications Equipment (0.8%)
Ciena Corp.*	30,902	1,319,206
CommScope Holding Co., Inc.*	38,084	540,412
EchoStar Corp., Class A*	9,903	428,899
F5 Networks, Inc.*	918	128,199
Juniper Networks, Inc.	192,947	4,752,285
Lumentum Holdings, Inc.*	69,615	5,520,469
Motorola Solutions, Inc.	8,921	1,437,530
ViaSat, Inc.*	11,247	823,224

		14,950,224

Electronic Equipment, Instruments & Components (1.6%)
Arrow Electronics, Inc.*	47,826	4,052,775
Avnet, Inc.	85,778	3,640,418
Coherent, Inc.*	27,618	4,594,254
Corning, Inc.	103,370	3,009,101
Dolby Laboratories, Inc., Class A	10,840	745,792
FLIR Systems, Inc.	24,654	1,283,734
IPG Photonics Corp.*	6,575	952,849
Itron, Inc.*	28,580	2,399,291
Jabil, Inc.	23,319	963,774
Littelfuse, Inc.	4,701	899,301
National Instruments Corp.	24,513	1,037,880
Sanmina Corp.*	127,307	4,358,992
SYNNEX Corp.	8,235	1,060,668
Trimble, Inc.*	41,592	1,733,971

		30,732,800

IT Services (1.2%)
Akamai Technologies, Inc.*	2,717	234,695
Alliance Data Systems Corp.	7,179	805,484
Amdocs Ltd.	82,039	5,922,395
Broadridge Financial Solutions, Inc.	10,340	1,277,404
CACI International, Inc., Class A*	4,902	1,225,451
CoreLogic, Inc.*	14,922	652,241
DXC Technology Co.	51,056	1,919,195
Jack Henry & Associates, Inc.	1,793	261,186
Leidos Holdings, Inc.	71,235	6,973,194
Sabre Corp.	45,244	1,015,275
VeriSign, Inc.*	6,448	1,242,401
Western Union Co. (The)	65,298	1,748,680

		23,277,601

Semiconductors & Semiconductor Equipment (1.8%)
Axcelis Technologies, Inc.*	81,341	1,959,911
Cree, Inc.*	19,728	910,447
Cypress Semiconductor Corp.	73,534	1,715,548
First Solar, Inc.*	16,431	919,479
Ichor Holdings Ltd.*	62,208	2,069,660
Lam Research Corp.	3,517	1,028,371

See Notes to Financial Statements.

1309

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Marvell Technology Group Ltd.	132,424	$3,517,181
Maxim Integrated Products, Inc.	33,801	2,079,100
Microchip Technology, Inc. (x)	33,370	3,494,506
MKS Instruments, Inc.	46,171	5,079,272
ON Semiconductor Corp.*	81,366	1,983,703
Onto Innovation, Inc.*	45,571	1,665,164
Qorvo, Inc.*	23,151	2,690,841
Silicon Motion Technology Corp. (ADR)	35,881	1,819,526
Skyworks Solutions, Inc.	32,260	3,899,589

		34,832,298

Software (0.5%)
2U, Inc.*	6,902	165,579
Cerence, Inc.*	7,217	163,321
Ceridian HCM Holding, Inc.*	3,533	239,820
Citrix Systems, Inc.	2,725	302,203
Dynatrace, Inc.*	2,348	59,404
LogMeIn, Inc.	9,588	822,075
Medallia, Inc. (x)	736	22,897
NortonLifeLock, Inc.	115,567	2,949,270
Nuance Communications, Inc.*	57,027	1,016,791
SolarWinds Corp.*	6,663	123,599
SS&C Technologies Holdings, Inc.	42,586	2,614,780

		8,479,739

Technology Hardware, Storage & Peripherals (0.5%)
Hewlett Packard Enterprise Co.	260,987	4,139,254
Western Digital Corp.	59,403	3,770,308
Xerox Holdings Corp.	35,749	1,318,066

		9,227,628

Total Information Technology		121,500,290

Materials (5.7%)
Chemicals (2.9%)
Albemarle Corp.	20,989	1,533,037
Ashland Global Holdings, Inc.	73,966	5,660,618
Axalta Coating Systems Ltd.*	230,501	7,007,230
Cabot Corp.	72,403	3,440,591
Celanese Corp.	58,974	7,260,879
CF Industries Holdings, Inc.	39,206	1,871,694
Chemours Co. (The)	32,590	589,553
Corteva, Inc.	149,817	4,428,591
Eastman Chemical Co.	27,286	2,162,688
Element Solutions, Inc.*	27,112	316,668
FMC Corp.	67,648	6,752,623
Huntsman Corp.	43,048	1,040,040
International Flavors & Fragrances, Inc. (x)	21,307	2,749,029
Mosaic Co. (The)	68,938	1,491,818
NewMarket Corp.	106	51,571
Olin Corp.	31,788	548,343
RPM International, Inc.	56,185	4,312,761
Valvoline, Inc.	37,591	804,823
Westlake Chemical Corp.	7,043	494,067
WR Grace & Co.	41,312	2,885,643

		55,402,267

Construction Materials (0.3%)
Buzzi Unicem SpA	81,963	2,064,006
Eagle Materials, Inc.	1,377	124,839
Martin Marietta Materials, Inc.	8,635	2,414,691
Vulcan Materials Co.	2,124	305,835

		4,909,371

Containers & Packaging (1.0%)
AptarGroup, Inc.	7,649	884,377
Ardagh Group SA	3,729	73,014
Avery Dennison Corp.	1,123	146,911
Berry Global Group, Inc.*	16,277	772,995
Crown Holdings, Inc.*	61,232	4,441,769
Graphic Packaging Holding Co.	57,667	960,156
International Paper Co.	78,408	3,610,688
O-I Glass, Inc.	30,878	368,375
Packaging Corp. of America	18,674	2,091,301
Sealed Air Corp.	28,739	1,144,674
Silgan Holdings, Inc.	15,506	481,927
Sonoco Products Co.	19,795	1,221,747
Westrock Co.	50,782	2,179,056

		18,376,990

Metals & Mining (1.5%)
Alcoa Corp.*	37,062	797,204
Carpenter Technology Corp.	75,421	3,754,457
Commercial Metals Co.	97,016	2,160,546
Freeport-McMoRan, Inc.	289,226	3,794,645
Newmont Goldcorp Corp.	163,279	7,094,473
Nucor Corp.	60,843	3,424,244
Reliance Steel & Aluminum Co.	40,520	4,852,675
Royal Gold, Inc.	8,898	1,087,781
Steel Dynamics, Inc.	41,075	1,398,193
United States Steel Corp. (x)	33,810	385,772

		28,749,990

Paper & Forest Products (0.0%)
Domtar Corp.	11,352	434,100

Total Materials		107,872,718

Real Estate (10.0%)
Equity Real Estate Investment Trusts (REITs) (9.6%)
Alexandria Real Estate Equities, Inc. (REIT)	22,715	3,670,290
American Assets Trust, Inc. (REIT)	47,786	2,193,377
American Campus Communities, Inc. (REIT)	167,094	7,858,431
American Homes 4 Rent (REIT), Class A	29,277	767,350
Apartment Investment & Management Co. (REIT), Class A	29,466	1,521,919
Apple Hospitality REIT, Inc. (REIT)	41,879	680,534
AvalonBay Communities, Inc. (REIT)	27,797	5,829,031
Boston Properties, Inc. (REIT)	30,864	4,254,911
Brandywine Realty Trust (REIT)	34,798	548,068
Brixmor Property Group, Inc. (REIT)	201,860	4,362,195
Camden Property Trust (REIT)	18,623	1,975,900

See Notes to Financial Statements.

1310

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Colony Capital, Inc. (REIT)	90,170	$428,307
Columbia Property Trust, Inc. (REIT)	23,087	482,749
CoreSite Realty Corp. (REIT)	1,645	184,437
Corporate Office Properties Trust (REIT)	143,811	4,225,167
Cousins Properties, Inc. (REIT)	29,040	1,196,448
CubeSmart LP (REIT)	243,893	7,677,752
CyrusOne, Inc. (REIT)	22,321	1,460,463
Digital Realty Trust, Inc. (REIT)	41,478	4,966,576
Douglas Emmett, Inc. (REIT)	33,077	1,452,080
Duke Realty Corp. (REIT)	73,193	2,537,601
Empire State Realty Trust, Inc. (REIT), Class A	29,834	416,483
EPR Properties (REIT)	15,525	1,096,686
Equity Commonwealth (REIT)	24,004	788,051
Equity Residential (REIT)	73,031	5,909,669
Essex Property Trust, Inc. (REIT)	13,060	3,929,232
Extra Space Storage, Inc. (REIT)	4,745	501,167
Federal Realty Investment Trust (REIT)	14,889	1,916,661
First Industrial Realty Trust, Inc. (REIT)	78,437	3,255,920
Gaming and Leisure Properties, Inc. (REIT)	141,084	6,073,666
Healthcare Trust of America, Inc. (REIT), Class A	41,047	1,242,903
Healthpeak Properties, Inc. (REIT)	98,153	3,383,334
Highwoods Properties, Inc. (REIT)	104,711	5,121,415
Host Hotels & Resorts, Inc. (REIT)	141,868	2,631,651
Hudson Pacific Properties, Inc. (REIT)	30,289	1,140,381
Invitation Homes, Inc. (REIT)	106,671	3,196,930
Iron Mountain, Inc. (REIT)	50,487	1,609,021
iStar, Inc. (REIT) (x)	244,772	3,551,642
JBG SMITH Properties (REIT)	24,370	972,119
Kilroy Realty Corp. (REIT)	20,728	1,739,079
Kimco Realty Corp. (REIT)	80,521	1,667,590
Liberty Property Trust (REIT)	31,060	1,865,153
Life Storage, Inc. (REIT)	41,420	4,484,958
Macerich Co. (The) (REIT) (x)	28,174	758,444
Medical Properties Trust, Inc. (REIT)	102,387	2,161,390
Mid-America Apartment Communities, Inc. (REIT)	48,751	6,428,307
National Retail Properties, Inc. (REIT)	34,108	1,828,871
Omega Healthcare Investors, Inc. (REIT)	43,466	1,840,785
Outfront Media, Inc. (REIT)	24,067	645,477
Paramount Group, Inc. (REIT)	38,953	542,226
Park Hotels & Resorts, Inc. (REIT)	128,691	3,329,236
Physicians Realty Trust (REIT)	187,811	3,557,140
Rayonier, Inc. (REIT)	25,811	845,568
Realty Income Corp. (REIT)	65,081	4,791,914
Regency Centers Corp. (REIT)	33,180	2,093,326
Retail Properties of America, Inc. (REIT), Class A	42,479	569,219
Service Properties Trust (REIT)	32,473	790,068
SITE Centers Corp. (REIT)	29,906	419,282
SL Green Realty Corp. (REIT)	15,924	1,463,097
Spirit Realty Capital, Inc. (REIT)	19,775	972,535
STORE Capital Corp. (REIT)	128,596	4,788,915
Sun Communities, Inc. (REIT)	13,702	2,056,670
Taubman Centers, Inc. (REIT)	11,484	357,038
UDR, Inc. (REIT)	54,821	2,560,141
Ventas, Inc. (REIT)	74,339	4,292,334
VEREIT, Inc. (REIT)	213,175	1,969,737
VICI Properties, Inc. (REIT) (x)	92,122	2,353,717
Vornado Realty Trust (REIT)	34,486	2,293,319
Weingarten Realty Investors (REIT)	24,129	753,790
Welltower, Inc. (REIT)	80,916	6,617,310
Weyerhaeuser Co. (REIT)	148,689	4,490,408
WP Carey, Inc. (REIT)	34,102	2,729,524

		183,067,085

Real Estate Management & Development (0.4%)
CBRE Group, Inc., Class A*	42,153	2,583,557
Howard Hughes Corp. (The)*	5,553	704,121
Jones Lang LaSalle, Inc.	24,160	4,206,014

		7,493,692

Total Real Estate		190,560,777

Utilities (6.8%)
Electric Utilities (2.7%)
Alliant Energy Corp.	113,243	6,196,657
Avangrid, Inc.	11,272	576,676
Edison International	69,912	5,272,064
Entergy Corp.	39,685	4,754,263
Evergy, Inc.	83,154	5,412,494
Eversource Energy	64,680	5,502,328
FirstEnergy Corp.	107,844	5,241,218
Hawaiian Electric Industries, Inc.	21,596	1,011,989
IDACORP, Inc.	10,028	1,070,990
OGE Energy Corp.	39,862	1,772,663
PG&E Corp.*	105,784	1,149,872
Pinnacle West Capital Corp.	22,376	2,012,274
PPL Corp.	144,380	5,180,354
Xcel Energy, Inc.	104,700	6,647,403

		51,801,245

Gas Utilities (1.1%)
Atmos Energy Corp.	23,326	2,609,246
National Fuel Gas Co.	16,315	759,300
South Jersey Industries, Inc.	109,612	3,615,004
UGI Corp.	297,309	13,426,475

		20,410,025

Independent Power and Renewable Electricity Producers (0.4%)
AES Corp.	132,404	2,634,840
NRG Energy, Inc.	50,347	2,001,293

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Vistra Energy Corp.	84,545	$1,943,689

		6,579,822

Multi-Utilities (2.3%)
Ameren Corp.	48,894	3,755,059
CenterPoint Energy, Inc.	100,255	2,733,954
CMS Energy Corp.	56,487	3,549,643
Consolidated Edison, Inc.	66,456	6,012,274
DTE Energy Co.	36,995	4,804,541
MDU Resources Group, Inc.	39,679	1,178,863
NiSource, Inc.	74,402	2,071,352
Public Service Enterprise Group, Inc.	100,792	5,951,767
Sempra Energy	56,341	8,534,535
WEC Energy Group, Inc.	62,992	5,809,752

		44,401,740

Water Utilities (0.3%)
American Water Works Co., Inc.	36,057	4,429,602
Aqua America, Inc.	43,066	2,021,518

		6,451,120

Total Utilities		129,643,952

Total Common Stocks (78.3%) (Cost $1,151,700,714)		1,488,937,106

EXCHANGE TRADED FUNDS (ETF):
Equity (10.0%)
iShares Core S&P Mid-Cap ETF	3,855	793,436
iShares Morningstar Mid-Cap ETF	4,666	977,807
iShares Morningstar Mid-Cap Growth ETF (x)	15,230	4,005,099
iShares Morningstar Mid-Cap Value ETF (x)‡	133,237	22,477,082
iShares Russell Mid-Cap ETF	11,620	692,784
iShares Russell Mid-Cap Growth ETF (x)	32,754	4,997,605
iShares Russell Mid-Cap Value ETF (x)	699,275	66,270,292
iShares S&P Mid-Cap 400 Growth ETF	53,660	12,776,983
iShares S&P Mid-Cap 400 Value ETF	193,121	32,971,548
SPDR S&P 400 MidCap Value ETF (x)	46,188	2,530,179
Vanguard Mid-Cap Growth ETF (x)	49,900	7,923,122
Vanguard Mid-Cap Value ETF (x)	290,500	34,624,695

Total Exchange Traded Funds (10.0%) (Cost $84,296,126)		191,040,632

SHORT-TERM INVESTMENTS:
Investment Company (5.5%)
JPMorgan Prime Money Market Fund, IM Shares	103,771,748	103,802,880

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.0%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $812,674, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $828,850. (xx)	$812,597	812,597
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $8,002,473, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $8,160,000. (xx)	8,000,000	8,000,000
Societe Generale SA, 1.72%, dated 12/31/19, due 1/7/20, repurchase price $9,503,177, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $10,491,544. (xx)	9,500,000	9,500,000
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $1,000,094, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $1,104,373. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		19,312,597

Total Short-Term Investments (6.5%) (Cost $123,098,276)		123,115,477

Total Investments in Securities (94.8%) (Cost $1,359,095,116)		1,803,093,215
Other Assets Less Liabilities (5.2%)		98,524,088

Net Assets (100%)		$1,901,617,303

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $36,016,292. This was collateralized by $18,056,486 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $19,312,597 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
SDR	— Swedish Depositary Receipt
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Diversified Financial Services
AXA Equitable Holdings, Inc.	82,709	752,341	974,999	(39,637)	(53)	361,879	2,049,529	26,239	—
EXCHANGE TRADED FUNDS:
Equity
iShares Morningstar Mid-Cap Value ETF (x)	133,237	18,534,599	—	—	—	3,942,483	22,477,082	550,136	—

Total		19,286,940	974,999	(39,637)	(53)	4,304,362	24,526,611	576,375	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	575	3/2020	USD	48,029,750	593,875
S&P 500 E-Mini Index	296	3/2020	USD	47,820,280	779,070
S&P Midcap 400 E-Mini Index	463	3/2020	USD	95,600,240	1,001,248

					2,374,193

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$50,858,668	$2,903,721	$—	$53,762,389
Consumer Discretionary	134,439,719	—	—	134,439,719
Consumer Staples	71,799,369	—	—	71,799,369
Energy	78,626,803	—	—	78,626,803
Financials	302,838,055	1,825,939	—	304,663,994
Health Care	86,235,512	—	—	86,235,512
Industrials	209,831,583	—	—	209,831,583
Information Technology	121,500,290	—	—	121,500,290
Materials	105,808,712	2,064,006	—	107,872,718
Real Estate	190,560,777	—	—	190,560,777
Utilities	129,643,952	—	—	129,643,952
Exchange Traded Funds	191,040,632	—	—	191,040,632
Futures	2,374,193	—	—	2,374,193
Short-Term Investments
Investment Company	103,802,880	—	—	103,802,880
Repurchase Agreements	—	19,312,597	—	19,312,597

Total Assets	$1,779,361,145	$26,106,263	$—	$1,805,467,408

Total Liabilities	$—	$—	$—	$—

Total	$1,779,361,145	$26,106,263	$—	$1,805,467,408

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$2,374,193	*

Total		$2,374,193

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(2,839)	$(2,839)
Equity contracts	30,749,959	—	30,749,959

Total	$30,749,959	$(2,839)	$30,747,120

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$582	$582
Equity contracts	2,259,223	—	2,259,223

Total	$2,259,223	$582	$2,259,805

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $77,000 for one month and futures contracts with an average notional balance of approximately $158,873,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 31%)*	$313,554,263
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 26%)*	$493,283,907

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$536,794,076
Aggregate gross unrealized depreciation	(104,027,519)

Net unrealized appreciation	$432,766,557

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,372,700,851

For the year ended December 31, 2019, the Portfolio incurred approximately $577 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $14,392,799)	$24,526,611
Unaffiliated Issuers (Cost $1,325,389,720)	1,759,254,007
Repurchase Agreements (Cost $19,312,597)	19,312,597
Cash	109,533,149
Cash held as collateral at broker for futures	6,951,400
Dividends, interest and other receivables	3,055,575
Receivable for securities sold	791,819
Due from broker for futures variation margin	264,226
Securities lending income receivable	29,005
Receivable for Portfolio shares sold	16,770
Other assets	7,836

Total assets	1,923,742,995

LIABILITIES
Payable for return of collateral on securities loaned	19,312,597
Investment management fees payable	843,516
Payable for securities purchased	827,974
Payable for Portfolio shares redeemed	420,285
Distribution fees payable – Class IB	349,642
Administrative fees payable	195,402
Distribution fees payable – Class IA	44,389
Trustees’ fees payable	3,625
Accrued expenses	128,262

Total liabilities	22,125,692

NET ASSETS	$1,901,617,303

Net assets were comprised of:
Paid in capital	$1,442,504,960
Total distributable earnings (loss)	459,112,343

Net assets	$1,901,617,303

Class IA
Net asset value, offering and redemption price per share, $212,355,002 / 12,885,501 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.48

Class IB
Net asset value, offering and redemption price per share, $1,673,339,829 / 102,654,593 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.30

Class K
Net asset value, offering and redemption price per share, $15,922,472 / 966,107 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.48

(x)	Includes value of securities on loan of $36,016,292.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($576,375 of dividend income received from affiliates) (net of $46,359 foreign withholding tax)	$33,863,317
Interest	2,100,027
Securities lending (net)	428,415

Total income	36,391,759

EXPENSES
Investment management fees	9,845,903
Distribution fees – Class IB	4,038,833
Administrative fees	2,260,357
Distribution fees – Class IA	510,634
Custodian fees	153,000
Printing and mailing expenses	131,405
Professional fees	101,337
Trustees’ fees	58,852
Miscellaneous	56,683

Total expenses	17,157,004

NET INVESTMENT INCOME (LOSS)	19,234,755

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($(53) of realized gain (loss) from affiliates)	119,418,654
Futures contracts	30,749,959
Forward foreign currency contracts	(2,839)
Foreign currency transactions	3,996

Net realized gain (loss)	150,169,770

Change in unrealized appreciation (depreciation) on:
Investments in securities ($4,304,362 of change in unrealized appreciation (depreciation) from affiliates)	254,479,115
Futures contracts	2,259,223
Forward foreign currency contracts	582
Foreign currency translations	(1,550)

Net change in unrealized appreciation (depreciation)	256,737,370

NET REALIZED AND UNREALIZED GAIN (LOSS)	406,907,140

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$426,141,895

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$19,234,755	$19,712,470
Net realized gain (loss)	150,169,770	129,643,191
Net change in unrealized appreciation (depreciation)	256,737,370	(406,506,865)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	426,141,895	(257,151,204)

Distributions to shareholders:
Class IA	(14,163,119)	(19,940,258)
Class IB	(112,768,409)	(157,969,387)
Class K	(1,095,514)	(1,484,638)

Total distributions to shareholders	(128,027,042)	(179,394,283)

Tax return of capital:
Class IA	—	(136,608)
Class IB	—	(1,082,226)
Class K	—	(10,171)

Total	—	(1,229,005)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 176,448 and 224,021 shares, respectively ]	2,824,723	3,923,917
Capital shares issued in reinvestment of dividends and distributions [ 876,765 and 1,332,104 shares, respectively ]	14,163,119	20,076,866
Capital shares repurchased [ (1,588,770) and (1,420,117) shares, respectively ]	(25,555,900)	(25,000,708)

Total Class IA transactions	(8,568,058)	(999,925)

Class IB
Capital shares sold [ 861,810 and 773,085 shares, respectively ]	13,558,160	13,426,151
Capital shares issued in reinvestment of dividends and distributions [ 7,057,766 and 10,659,660 shares, respectively ]	112,768,409	159,051,613
Capital shares repurchased [ (11,502,668) and (12,455,381) shares, respectively ]	(183,681,787)	(217,872,975)

Total Class IB transactions	(57,355,218)	(45,395,211)

Class K
Capital shares sold [ 45,230 and 77,158 shares, respectively ]	732,779	1,373,385
Capital shares issued in reinvestment of dividends and distributions [ 67,822 and 99,173 shares, respectively ]	1,095,514	1,494,809
Capital shares repurchased [ (106,913) and (274,165) shares, respectively ]	(1,733,304)	(4,820,349)

Total Class K transactions	94,989	(1,952,155)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(65,828,287)	(48,347,291)

TOTAL INCREASE (DECREASE) IN NET ASSETS	232,286,566	(486,121,783)
NET ASSETS:
Beginning of year	1,669,330,737	2,155,452,520

End of year	$1,901,617,303	$1,669,330,737

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017		2016	2015
Net asset value, beginning of year	$13.96	$17.87	$17.15		$14.74	$15.41

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.17	0.16	##	0.13	0.10
Net realized and unrealized gain (loss)	3.52	(2.44)	1.91		2.47	(0.65)

Total from investment operations	3.69	(2.27)	2.07		2.60	(0.55)

Less distributions:
Dividends from net investment income	(0.22)	(0.19)	(0.17)		(0.14)	(0.12)
Distributions from net realized gains	(0.95)	(1.44)	(1.18)		(0.05)	—
Return of capital	—	(0.01)	—		—	—

Total dividends and distributions	(1.17)	(1.64)	(1.35)		(0.19)	(0.12)

Net asset value, end of year	$16.48	$13.96	$17.87		$17.15	$14.74

Total return	26.63%	(13.32)%	12.32%		17.69%	(3.54)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$212,355	$187,420	$237,396		$228,814	$214,698
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.94%	0.93%	0.94%		0.94%	0.94%
Before waivers and rembersement (f)	0.94%	0.93%	0.94%		0.95%	0.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.05%	0.97%	0.91	%(aa)	0.86%	0.64%
Before waivers and rembersement (f)	1.05%	0.97%	0.91	%(aa)	0.86%	0.64%
Portfolio turnover rate^	19%	25%	19%		23%	38%

	Year Ended December 31,
Class IB	2019	2018	2017		2016	2015
Net asset value, beginning of year	$13.82	$17.71	$17.00		$14.62	$15.28

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.17	0.16	##	0.13	0.10
Net realized and unrealized gain (loss)	3.48	(2.42)	1.90		2.44	(0.64)

Total from investment operations	3.65	(2.25)	2.06		2.57	(0.54)

Less distributions:
Dividends from net investment income	(0.22)	(0.19)	(0.17)		(0.14)	(0.12)
Distributions from net realized gains	(0.95)	(1.44)	(1.18)		(0.05)	—
Return of capital	—	(0.01)	—		—	—

Total dividends and distributions	(1.17)	(1.64)	(1.35)		(0.19)	(0.12)

Net asset value, end of year	$16.30	$13.82	$17.71		$17.00	$14.62

Total return	26.61%	(13.33)%	12.37%		17.62%	(3.52)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,673,340	$1,468,507	$1,899,153		$1,901,200	$1,807,950
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.94%	0.93%	0.94%		0.94%	0.94%
Before waivers and rembersement (f)	0.94%	0.93%	0.94%		0.95%	0.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.05%	0.97%	0.90	%(aa)	0.86%	0.64%
Before waivers and rembersement (f)	1.05%	0.97%	0.90	%(aa)	0.85%	0.64%
Portfolio turnover rate^	19%	25%	19%		23%	38%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017		2016	2015
Net asset value, beginning of year	$13.96	$17.87	$17.15		$14.74	$15.41

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.21	0.21	##	0.17	0.14
Net realized and unrealized gain (loss)	3.52	(2.44)	1.91		2.48	(0.65)

Total from investment operations	3.73	(2.23)	2.12		2.65	(0.51)

Less distributions:
Dividends from net investment income	(0.26)	(0.23)	(0.22)		(0.19)	(0.16)
Distributions from net realized gains	(0.95)	(1.44)	(1.18)		(0.05)	—
Return of capital	—	(0.01)	—		—	—

Total dividends and distributions	(1.21)	(1.68)	(1.40)		(0.24)	(0.16)

Net asset value, end of year	$16.48	$13.96	$17.87		$17.15	$14.74

Total return	26.92%	(13.09)%	12.59%		17.99%	(3.30)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$15,922	$13,404	$18,903		$18,505	$15,896
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.69%	0.68%	0.69%		0.69%	0.69%
Before waivers and reimbursements (f)	0.69%	0.68%	0.69%		0.70%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.30%	1.21%	1.15	%(aa)	1.12%	0.89%
Before waivers and reimbursements (f)	1.30%	1.21%	1.15	%(aa)	1.11%	0.89%
Portfolio turnover rate^	19%	25%	19%		23%	38%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.14, $0.14 and $0.19 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.10% lower.

See Notes to Financial Statements.

1319

EQ/MONEY MARKET PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	BNY Mellon Investment Adviser, Inc. (Formerly The Dreyfus Corporation)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	1.52%	0.64%	0.33%
Portfolio – Class IB Shares	1.52	0.64	0.32
ICE BofAML 3-Month U.S. Treasury Bill Index	2.28	1.07	0.58

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.52% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index, which returned 2.28% over the same period.

Portfolio Highlights

What helped performance during the year:

•	At the beginning of the year most forecasts were for a continuation of the gradual move the Federal Reserve (Fed) had made to normalize overnight interest rates.

•

For the first part of the year, market rates for term Treasury securities and government sponsored enterprise debt were stable to slightly higher, allowing the Portfolio to reinvest at more attractive rates as existing holdings matured.

What hurt performance during the year:

•	During the second half of the year, the Fed began to cut overnight interest rates with 25 basis point (0.25%) cuts occurring at their July, September and October meetings.

•	Lower overnight rates also translated into lower term rates as investors locked in rates prior to potential further cuts by the Fed.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in this Portfolio.

1320

EQ/MONEY MARKET PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2019
Weighted Average Maturity (Days)	19.82
Number of Holdings	16
Weighted Avg. Credit Quality**:	A-1+

Maturity Weightings
1-30 Days	65.41
31-60 Days	17.66
61-90 Days	9.84
91-120 Days	3.94
>120 Days	3.15

Total	100.00

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Distribution of Assets by Sector as of December 31, 2019	% of Net Assets
U.S. Government Agency Securities	70.1%
Repurchase Agreement	15.7
U.S. Treasury Obligations	14.1
Cash and Other	0.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,006.70	$3.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.63
Class IB
Actual	1,000.00	1,006.70	3.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.63

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.71% and 0.71%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreement (15.7%)
Bank of Nova Scotia (The), 1.55%, dated 12/31/19, due 1/2/20, repurchase price $200,017,222, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-6.125%, maturing 1/2/20-5/15/47; total market value $204,000,033.	$200,000,000	$200,000,000

Total Repurchase Agreement		200,000,000

U.S. Government Agency Securities (70.1%)
FFCB 1.63%, 1/14/20 (o)(p)	40,000,000	39,976,455
(ICE LIBOR USD 1 Month + 0.01%), 1.81%, 7/30/20 (k)	40,000,000	40,000,333
FHLB 1.15%, 1/2/20 (o)(p)	175,000,000	174,994,410
1.50%, 1/3/20 (o)(p)	113,000,000	112,990,558
2.03%, 1/22/20 (o)(p)	100,000,000	99,881,875
(ICE LIBOR USD 1 Month - 0.01%), 1.69%, 2/3/20 (k)	25,000,000	25,000,000
(SOFR + 0.02%), 1.56%, 2/21/20 (k)	35,000,000	35,000,000
1.59%, 2/26/20 (o)(p)	64,900,000	64,739,481
1.62%, 3/2/20	100,000,000	99,998,605
FHLMC 1.64%, 1/9/20 (o)(p)	125,000,000	124,954,445
1.58%, 3/6/20 (o)(p)	25,000,000	24,928,906
(SOFR + 0.04%), 1.58%, 4/29/20 (k)	50,000,000	49,999,170

Total U.S. Government Agency Securities		892,464,238

U.S. Treasury Obligations (14.1%)
U.S. Treasury Bills 1.46%, 1/2/20 (p)	4,000,000	3,999,838
1.62%, 1/23/20 (p)	75,000,000	74,925,979
1.58%, 2/27/20 (p)	100,000,000	99,750,625

Total U.S. Treasury Obligations		178,676,442

Total Investments in Securities (99.9%) (Amortized Cost $1,271,140,680)		1,271,140,680
Other Assets Less Liabilities (0.1%)		1,566,631

Net Assets (100%)		$1,272,707,311

Federal Income Tax Cost of Investments		$1,271,140,680

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2019.
(p)	Yield to maturity.

Glossary:

FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
ICE	—	Intercontinental Exchange
LIBOR	—	London Interbank Offered Rate
SOFR	—	Secured Overnight Financing Rate
USD	—	United States Dollar

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Short-Term Investments
Repurchase Agreement	$—	$200,000,000	$—	$200,000,000
U.S. Government Agency Securities	—	892,464,238	—	892,464,238
U.S. Treasury Obligations	—	178,676,442	—	178,676,442

Total Assets	$—	$1,271,140,680	$—	$1,271,140,680

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,271,140,680	$—	$1,271,140,680

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Unaffiliated Issuers (Cost $1,071,140,680)	$1,071,140,680
Repurchase Agreements (Cost $200,000,000)	200,000,000
Cash	2,056,582
Dividends, interest and other receivables	522,920
Other assets	5,141

Total assets	1,273,725,323

LIABILITIES
Investment management fees payable	350,898
Distribution fees payable – Class IB	193,994
Administrative fees payable	98,328
Distribution fees payable – Class IA	63,668
Trustees’ fees payable	1,702
Accrued expenses	309,422

Total liabilities	1,018,012

NET ASSETS	$1,272,707,311

Net assets were comprised of:
Paid in capital	$1,272,699,820
Total distributable earnings (loss)	7,491

Net assets	$1,272,707,311

Class IA
Net asset value, offering and redemption price per share, $304,525,180 / 304,366,684 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

Class IB
Net asset value, offering and redemption price per share, $968,182,131 / 968,176,606 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest	$26,576,677

EXPENSES
Investment management fees	4,091,244
Distribution fees – Class IB	2,262,647
Administrative fees	1,147,756
Distribution fees – Class IA	740,243
Printing and mailing expenses	100,972
Professional fees	78,103
Custodian fees	51,000
Trustees’ fees	39,929
Miscellaneous	31,998

Total expenses	8,543,892

NET INVESTMENT INCOME (LOSS)	18,032,785

REALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	14,279

NET REALIZED AND UNREALIZED GAIN (LOSS)	14,279

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,047,064

See Notes to Financial Statements.

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EQ/MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$18,032,785	$14,190,580
Net realized gain (loss)	14,279	54,098

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,047,064	14,244,678

Distributions to shareholders:
Class IA	(4,460,276)	(3,643,890)
Class IB	(13,630,974)	(10,546,690)

Total distributions to shareholders	(18,091,250)	(14,190,580)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 255,793,250 and 289,675,960 shares, respectively ]	255,932,605	289,831,723
Capital shares issued in reinvestment of dividends and distributions [ 4,457,848 and 3,641,810 shares, respectively ]	4,460,276	3,643,890
Capital shares repurchased [ (250,281,161) and (295,477,059) shares, respectively ]	(250,417,595)	(295,635,944)

Total Class IA transactions	9,975,286	(2,160,331)

Class IB
Capital shares sold [ 9,006,102,345 and 7,837,158,813 shares, respectively ]	9,006,347,381	7,837,356,298
Capital shares issued in reinvestment of dividends and distributions [ 13,630,572 and 10,546,371 shares, respectively ]	13,630,974	10,546,690
Capital shares repurchased [ (8,937,187,676) and (7,852,990,840) shares, respectively ]	(8,937,432,264)	(7,853,186,932)

Total Class IB transactions	82,546,091	(5,283,944)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	92,521,377	(7,444,275)

TOTAL INCREASE (DECREASE) IN NET ASSETS	92,477,191	(7,390,177)
NET ASSETS:
Beginning of year	1,180,230,120	1,187,620,297

End of year	$1,272,707,311	$1,180,230,120

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017		2016		2015
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.01	—	#	—	#	—
Net realized and unrealized gain (loss)	— #	— #	—	#	—	#	— #

Total from investment operations	0.02	0.01	—	#	—	#	— #

Less distributions:
Dividends from net investment income	(0.02)	(0.01)	—	#	—	#	—
Distributions from net realized gains	— #	—	—	#	—	#	— #

Total dividends and distributions	(0.02)	(0.01)	—	#	—	#	— #

Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00

Total return	1.52%	1.27%	0.40%		0.00	%‡‡	0.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$304,525	$294,561	$296,707		$373,961		$379,177
Ratio of expenses to average net assets:
After waivers	0.71%	0.57%	0.46%		0.32%		0.14%
Before waivers	0.71%	0.71%	0.71%		0.72%		0.71%
Ratio of net investment income (loss) to average net assets:
After waivers	1.50%	1.26%	0.39%		—	%‡‡	—%
Before waivers	1.50%	1.11%	0.14%		(0.40)%		(0.57)%

	Year Ended December 31,
Class IB	2019	2018	2017		2016		2015
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.01	—	#	—	#	—
Net realized and unrealized gain (loss)	— #	— #	—	#	—	#	— #

Total from investment operations	0.02	0.01	—	#	—	#	— #

Less distributions:
Dividends from net investment income	(0.02)	(0.01)	—	#	—	#	—
Distributions from net realized gains	— #	—	—	#	—	#	— #

Total dividends and distributions	(0.02)	(0.01)	—	#	—	#	— #

Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00

Total return	1.52%	1.27%	0.40%		0.00	%‡‡	0.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$968,182	$885,669	$890,913		$1,011,864		$826,877
Ratio of expenses to average net assets:
After waivers	0.71%	0.57%	0.46%		0.32%		0.14%
Before waivers	0.71%	0.71%	0.71%		0.72%		0.71%
Ratio of net investment income (loss) to average net assets:
After waivers	1.50%	1.26%	0.40%		—	%‡‡	—%
Before waivers	1.50%	1.11%	0.15%		(0.40)%		(0.57)%
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

1325

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*,**	34.35%	10.21%	9.62%
Portfolio – Class K Shares*	34.79	10.43	9.85
Russell 2000® Growth Index	28.48	9.34	9.90

* Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 34.35% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 2000® Growth Index, which returned 28.48% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Favorable stock selection drove most of the Portfolio’s outperformance versus the benchmark, with a small contribution from favorable sector allocation.

•

The information technology (IT) sector contributed nearly all of the Portfolio’s relative gains, due to both strong selection and a beneficial overweight in the sector. Top IT contributors included Coupa Software, Inc., Smartsheet, Inc., MongoDB, Inc. and Avalara, Inc.

•	Stock selection in the health care sector also added value, with outperformance from Guardant Health, Inc., Inspire Medical Systems, Inc., Penumbra, Inc. and NanoString Technologies, Inc.

What hurt performance during the year:

•	Stock selection in industrials was the largest detractor. A position in Upwork, Inc. was the main laggard within the sector. An underweight allocation to industrials also marginally hurt performance.

•	Stock selection in consumer discretionary was unfavorable, primarily due to negative performance in Farfetch Ltd., Overstock.com, Inc., ServiceMaster Global Holdings, Inc. and RealReal, Inc.

•	Stock selection in consumer services was a smaller detractor, although the underperformance was partially offset by an underweight to the sector, which was advantageous to performance.

How did derivatives contribute/detract from performance during the year?

•	Derivatives did not have an impact on performance.

Portfolio Positioning and Outlook — Morgan Stanley Investment Management, Inc.

We seek high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction.

Our team continues to focus on stock selection and the long-term outlook for companies owned in the Portfolio. At the end of the period, the Portfolio’s largest sector weights were in information technology, health care and consumer discretionary. The Portfolio had no exposure to the consumer staples, materials, energy and utilities sectors.

1326

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO (Unaudited)

As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

Sector Weightings as of December 31, 2019	% of Net Assets
Health Care	32.3%
Information Technology	26.2
Consumer Discretionary	12.5
Industrials	10.2
Repurchase Agreements	6.9
Real Estate	4.8
Communication Services	4.4
Financials	3.9
Consumer Staples	1.7
Materials	1.6
Utilities	0.8
Energy	0.3
Cash and Other	(5.6)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,027.90	$5.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	1,029.50	4.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (4.4%)
Diversified Telecommunication Services (1.6%)
Anterix, Inc.*	99,353	$4,293,043
Bandwidth, Inc., Class A*	2,091	133,928
Cogent Communications Holdings, Inc.	6,633	436,518
IDT Corp., Class B*	1,970	14,204
Ooma, Inc.*	3,111	41,158
ORBCOMM, Inc.*	9,323	39,250
Pareteum Corp. (x)*	7,796	3,409
Vonage Holdings Corp.*	23,897	177,077

		5,138,587

Entertainment (0.1%)
Eros International plc*	880	2,983
Glu Mobile, Inc.*	18,312	110,788
IMAX Corp.*	8,140	166,300
Liberty Media Corp.-Liberty Braves, Class A*	1,546	45,839
Liberty Media Corp.-Liberty Braves, Class C*	5,616	165,897
LiveXLive Media, Inc. (x)*	4,399	6,796
Rosetta Stone, Inc.*	436	7,909

		506,512

Interactive Media & Services (1.2%)
Care.com, Inc.*	3,216	48,337
Cargurus, Inc.*	11,712	412,028
Cars.com, Inc.*	1,468	17,939
Eventbrite, Inc., Class A*	5,791	116,804
EverQuote, Inc., Class A (x)*	1,375	47,231
Liberty TripAdvisor Holdings, Inc., Class A*	11,515	84,635
Meet Group, Inc. (The)*	6,829	34,213
QuinStreet, Inc.*	7,132	109,191
Travelzoo*	729	7,800
TrueCar, Inc.*	14,217	67,531
Yelp, Inc.*	10,677	371,880
Zillow Group, Inc., Class C (x)*	54,374	2,497,942

		3,815,531

Media (1.4%)
Boston Omaha Corp., Class A (x)*	1,166	24,533
Cardlytics, Inc.*	63,999	4,022,977
Central European Media Enterprises Ltd., Class A*	13,898	62,958
Clear Channel Outdoor Holdings, Inc.*	1,548	4,427
Entravision Communications Corp., Class A	1,818	4,763
Fluent, Inc.*	6,401	16,002
Gray Television, Inc.*	5,839	125,188
Hemisphere Media Group, Inc.*	2,516	37,363
Loral Space & Communications, Inc.*	2,052	66,321
MDC Partners, Inc., Class A*	9,307	25,873
Meredith Corp.	6,248	202,873
National CineMedia, Inc.	1,048	7,640
TechTarget, Inc.*	3,565	93,047

		4,693,965

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	6,853	75,040
Gogo, Inc. (x)*	8,765	56,096
Shenandoah Telecommunications Co.	7,527	313,199

		444,335

Total Communication Services		14,598,930

Consumer Discretionary (12.5%)
Auto Components (0.4%)
Dorman Products, Inc.*	4,210	318,781
Fox Factory Holding Corp.*	5,875	408,724
Gentherm, Inc.*	5,126	227,543
LCI Industries	3,821	409,344
Standard Motor Products, Inc.	717	38,159
Stoneridge, Inc.*	448	13,135

		1,415,686

Automobiles (0.1%)
Winnebago Industries, Inc.	3,420	181,192

Distributors (0.1%)
Core-Mark Holding Co., Inc.	7,072	192,288
Funko, Inc., Class A (x)*	3,410	58,515
Greenlane Holdings, Inc., Class A (x)*	903	2,939

		253,742

Diversified Consumer Services (1.2%)
Career Education Corp.*	10,771	198,079
Chegg, Inc.*	80,997	3,070,596
Collectors Universe, Inc.	1,333	30,726
K12, Inc.*	494	10,053
Regis Corp.*	297	5,307
Select Interior Concepts, Inc., Class A*	1,012	9,098
Strategic Education, Inc.	3,331	529,296

		3,853,155

Hotels, Restaurants & Leisure (2.8%)
Biglari Holdings, Inc., Class B*	124	14,188
BJ’s Restaurants, Inc.	2,968	112,665
Bloomin’ Brands, Inc.	13,528	298,563
Boyd Gaming Corp.	11,440	342,514
Brinker International, Inc.	4,400	184,800
Carrols Restaurant Group, Inc.*	386	2,721
Cheesecake Factory, Inc. (The)(x)	6,513	253,095
Churchill Downs, Inc.	5,500	754,600
Chuy’s Holdings, Inc.*	692	17,937
Cracker Barrel Old Country Store, Inc.	3,752	576,833
Dave & Buster’s Entertainment, Inc.	4,809	193,178
Denny’s Corp.*	6,815	135,482
Dine Brands Global, Inc.	1,478	123,443
Drive Shack, Inc.*	8,772	32,106
Eldorado Resorts, Inc. (x)*	10,292	613,815
Everi Holdings, Inc.*	10,646	142,976
Golden Entertainment, Inc.*	1,236	23,756
Habit Restaurants, Inc. (The), Class A*	1,067	11,129

See Notes to Financial Statements.

1328

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Inspired Entertainment, Inc.*	1,279	$8,633
Jack in the Box, Inc.	613	47,832
Kura Sushi USA, Inc., Class A*	274	6,973
Lindblad Expeditions Holdings, Inc.*	3,603	58,909
Marriott Vacations Worldwide Corp.	1,163	149,748
Monarch Casino & Resort, Inc.*	1,411	68,504
Nathan’s Famous, Inc.	204	14,460
Noodles & Co. (x)*	4,617	25,578
Papa John’s International, Inc.	3,066	193,618
Penn National Gaming, Inc.*	1,952	49,893
PlayAGS, Inc.*	4,065	49,308
Red Rock Resorts, Inc., Class A	10,921	261,558
Ruth’s Hospitality Group, Inc.	4,305	93,698
Scientific Games Corp., Class A*	8,708	233,200
SeaWorld Entertainment, Inc.*	7,356	233,259
Shake Shack, Inc., Class A*	45,099	2,686,547
Target Hospitality Corp. (x)*	5,395	26,975
Texas Roadhouse, Inc.	10,318	581,110
Twin River Worldwide Holdings, Inc.	2,700	69,255
Wingstop, Inc.	4,241	365,701

		9,058,560

Household Durables (1.0%)
Cavco Industries, Inc.*	1,349	263,568
Century Communities, Inc.*	1,788	48,902
GoPro, Inc., Class A (x)*	18,622	80,819
Green Brick Partners, Inc.*	324	3,720
Hamilton Beach Brands Holding Co., Class A	971	18,546
Helen of Troy Ltd.*	3,929	706,395
Hooker Furniture Corp.	148	3,802
Installed Building Products, Inc.*	3,538	243,662
iRobot Corp. (x)*	4,280	216,696
KB Home	2,661	91,192
La-Z-Boy, Inc.	2,921	91,953
Legacy Housing Corp.*	390	6,490
LGI Homes, Inc.*	3,129	221,064
Lovesac Co. (The)(x)*	1,390	22,309
Mohawk Group Holdings, Inc. (x)*	44,392	261,469
Purple Innovation, Inc. (x)*	130	1,132
Skyline Champion Corp.*	7,896	250,303
Sonos, Inc.*	11,006	171,914
Taylor Morrison Home Corp., Class A*	2,195	47,983
TopBuild Corp.*	5,231	539,211
Universal Electronics, Inc.*	1,915	100,078
ZAGG, Inc. (x)*	289	2,344

		3,393,552

Internet & Direct Marketing Retail (4.2%)
1-800-Flowers.com, Inc., Class A*	3,796	55,042
Duluth Holdings, Inc., Class B (x)*	1,738	18,301
Farfetch Ltd., Class A*	139,557	1,444,415
Groupon, Inc.*	70,077	167,484
Leaf Group Ltd.*	2,353	9,412
MakeMyTrip Ltd.*	98,876	2,264,261
Overstock.com, Inc. (x)*	148,717	1,048,455

PetMed Express, Inc.	920	21,638
Quotient Technology, Inc.*	1,194	11,773
RealReal, Inc. (The)(x)*	90,609	1,707,980
Rubicon Project, Inc. (The)*	5,252	42,856
Shutterstock, Inc.*	2,948	126,410
Stitch Fix, Inc., Class A (x)*	174,035	4,465,738
Waitr Holdings, Inc. (x)*	1,659	534
Wayfair, Inc., Class A (x)*	28,533	2,578,527

		13,962,826

Leisure Products (0.2%)
Clarus Corp.	1,330	18,035
Johnson Outdoors, Inc., Class A	485	37,199
Malibu Boats, Inc., Class A*	3,174	129,975
Marine Products Corp.	1,063	15,307
MasterCraft Boat Holdings, Inc.*	2,794	44,006
Sturm Ruger & Co., Inc.	2,427	114,142
YETI Holdings, Inc. (x)*	6,442	224,053

		582,717

Specialty Retail (1.1%)
Aaron’s, Inc.	9,356	534,321
American Eagle Outfitters, Inc.	22,349	328,530
America’s Car-Mart, Inc.*	981	107,576
Asbury Automotive Group, Inc.*	3,028	338,500
At Home Group, Inc.*	524	2,882
Boot Barn Holdings, Inc.*	4,373	194,730
Camping World Holdings, Inc., Class A	5,205	76,722
Children’s Place, Inc. (The)(x)	2,381	148,860
Designer Brands, Inc., Class A	3,347	52,682
Hibbett Sports, Inc.*	128	3,589
Hudson Ltd., Class A*	438	6,719
Lithia Motors, Inc., Class A	2,147	315,609
Lumber Liquidators Holdings, Inc.*	893	8,725
MarineMax, Inc.*	218	3,638
Monro, Inc.	5,091	398,116
Murphy USA, Inc.*	791	92,547
National Vision Holdings, Inc.*	12,248	397,203
Rent-A-Center, Inc.	7,661	220,943
RH*	739	157,776
Sleep Number Corp.*	4,015	197,699
Tailored Brands, Inc. (x)	7,184	29,742
Winmark Corp.	154	30,538

		3,647,647

Textiles, Apparel & Luxury Goods (1.4%)
Brunello Cucinelli SpA (x)	75,063	2,657,294
Centric Brands, Inc.*	2,650	5,751
Crocs, Inc.*	10,784	451,742
Deckers Outdoor Corp.*	4,393	741,802
Kontoor Brands, Inc. (x)	1,656	69,536
Oxford Industries, Inc.	1,014	76,476
Steven Madden Ltd.	13,133	564,850
Superior Group of Cos., Inc.	497	6,729
Wolverine World Wide, Inc.	6,045	203,958

		4,778,138

Total Consumer Discretionary		41,127,215

See Notes to Financial Statements.

1329

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Consumer Staples (1.7%)
Beverages (0.3%)
Boston Beer Co., Inc. (The), Class A*	1,306	$493,472
Celsius Holdings, Inc.*	4,372	21,117
Coca-Cola Consolidated, Inc.	734	208,493
Craft Brew Alliance, Inc.*	88	1,452
MGP Ingredients, Inc. (x)	2,059	99,759
National Beverage Corp. (x)*	1,814	92,550
New Age Beverages Corp. (x)*	11,789	21,456
Primo Water Corp.*	5,481	61,524

		999,823

Food & Staples Retailing (0.4%)
BJ’s Wholesale Club Holdings, Inc.*	5,974	135,849
Chefs’ Warehouse, Inc. (The)*	3,798	144,742
HF Foods Group, Inc. (x)*	1,219	23,771
Performance Food Group Co.*	16,101	828,879
PriceSmart, Inc.	311	22,087

		1,155,328

Food Products (0.6%)
B&G Foods, Inc. (x)	1,000	17,930
Bridgford Foods Corp.*	280	6,941
Calavo Growers, Inc.	2,523	228,559
Freshpet, Inc.*	5,400	319,086
J&J Snack Foods Corp.	2,372	437,088
John B Sanfilippo & Son, Inc.	1,339	122,224
Lancaster Colony Corp.	2,137	342,134
Limoneira Co.	666	12,807
Sanderson Farms, Inc.	2,614	460,639
Tootsie Roll Industries, Inc. (x)	2,227	76,030

		2,023,438

Household Products (0.1%)
WD-40 Co.	2,152	417,789

Personal Products (0.2%)
BellRing Brands, Inc., Class A*	3,678	78,305
elf Beauty, Inc.*	662	10,678
Inter Parfums, Inc.	2,734	198,789
Lifevantage Corp.*	2,252	35,154
Medifast, Inc. (x)	1,731	189,683
Revlon, Inc., Class A (x)*	920	19,706
USANA Health Sciences, Inc.*	1,955	153,565
Youngevity International, Inc.*	1,329	4,333

		690,213

Tobacco (0.1%)
22nd Century Group, Inc. (x)*	18,699	20,569
Turning Point Brands, Inc.	1,302	37,237
Vector Group Ltd.	16,362	219,087

		276,893

Total Consumer Staples		5,563,484

Energy (0.3%)
Energy Equipment & Services (0.2%)
Cactus, Inc., Class A	7,330	251,566
DMC Global, Inc. (x)	2,193	98,553
FTS International, Inc.*	2,473	2,572

Liberty Oilfield Services, Inc., Class A	2,490	27,689
ProPetro Holding Corp.*	7,152	80,460
RigNet, Inc.*	2,058	13,583
Solaris Oilfield Infrastructure, Inc., Class A	4,743	66,402
US Well Services, Inc.*	2,524	4,770

		545,595

Oil, Gas & Consumable Fuels (0.1%)
Altus Midstream Co. (x)*	8,242	23,572
Ardmore Shipping Corp.*	1,083	9,801
Brigham Minerals, Inc., Class A	1,878	40,264
CVR Energy, Inc.	1,940	78,434
Dorian LPG Ltd.*	954	14,768
Evolution Petroleum Corp.	3,539	19,358
Falcon Minerals Corp.	1,069	7,547
GasLog Ltd.	4,196	41,079
Golar LNG Ltd.	1,272	18,088
Goodrich Petroleum Corp.*	844	8,474
Jagged Peak Energy, Inc. (x)*	6,576	55,830
Matador Resources Co.*	1,631	29,309
NextDecade Corp.*	1,888	11,592
PrimeEnergy Resources Corp.*	53	8,017
Ring Energy, Inc. (x)*	4,417	11,661
Rosehill Resources, Inc.*	1,660	2,125
Tellurian, Inc. (x)*	14,563	106,019
Uranium Energy Corp. (x)*	29,617	27,224

		513,162

Total Energy		1,058,757

Financials (3.9%)
Banks (0.7%)
Ameris Bancorp	1,485	63,172
Atlantic Capital Bancshares, Inc.*	314	5,762
Bank First Corp.	880	61,609
Bank of NT Butterfield & Son Ltd. (The)	2,833	104,878
Baycom Corp.*	529	12,029
Cambridge Bancorp	195	15,629
Century Bancorp, Inc., Class A	67	6,027
City Holding Co.	197	16,144
CNB Financial Corp.	150	4,902
Coastal Financial Corp.*	693	11,414
Eagle Bancorp, Inc.	299	14,540
Esquire Financial Holdings, Inc.*	428	11,158
FB Financial Corp.	1,302	51,546
Fidelity D&D Bancorp, Inc.	172	10,700
First Capital, Inc.	51	3,723
First Financial Bankshares, Inc. (x)	20,363	714,741
First Financial Corp.	186	8,504
First Foundation, Inc.	2,039	35,479
Glacier Bancorp, Inc.	1,968	90,508
Hanmi Financial Corp.	520	10,397
HarborOne Bancorp, Inc.*	2,102	23,101
HBT Financial, Inc.*	185	3,513
Heritage Commerce Corp.	1,030	13,215
HomeTrust Bancshares, Inc.	707	18,969
Independent Bank Corp./MA	496	41,292
Independent Bank Corp./MI	1,021	23,126

See Notes to Financial Statements.

1330

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Independent Bank Group, Inc.	1,356	$75,177
Investar Holding Corp.	490	11,760
Lakeland Financial Corp.	2,879	140,870
Malvern Bancorp, Inc.*	181	4,179
Metrocity Bankshares, Inc. (x)	194	3,397
Midland States Bancorp, Inc.	306	8,862
National Bank Holdings Corp., Class A	1,488	52,407
People’s Utah Bancorp	249	7,500
Preferred Bank	664	39,900
Red River Bancshares, Inc. (x)*	64	3,588
Reliant Bancorp, Inc.	167	3,714
Richmond Mutual Bancorporation, Inc.*	215	3,431
Seacoast Banking Corp. of Florida*	1,353	41,361
ServisFirst Bancshares, Inc.	6,117	230,489
Stock Yards Bancorp, Inc.	613	25,170
TriState Capital Holdings, Inc.*	1,025	26,773
Triumph Bancorp, Inc.*	1,743	66,269
Union Bankshares, Inc.	166	6,019
United Community Banks, Inc.	1,025	31,652
Unity Bancorp, Inc.	140	3,160
Veritex Holdings, Inc.	2,382	69,388
West Bancorporation, Inc.	492	12,610
Westamerica Bancorp	703	47,642

		2,291,396

Capital Markets (1.0%)
Ares Management Corp.	11,158	398,229
Artisan Partners Asset Management, Inc., Class A	4,244	137,166
Assetmark Financial Holdings, Inc.*	1,019	29,571
Blucora, Inc.*	5,519	144,267
Cohen & Steers, Inc.	3,569	223,990
Cowen, Inc., Class A*	2,080	32,760
Diamond Hill Investment Group, Inc.	422	59,274
Federated Investors, Inc., Class B	15,106	492,304
Focus Financial Partners, Inc., Class A*	4,814	141,869
GAMCO Investors, Inc., Class A	679	13,234
Greenhill & Co., Inc.	2,344	40,035
Hamilton Lane, Inc., Class A	3,426	204,190
Healthcare Merger Corp.*	38,705	400,597
Houlihan Lokey, Inc.	6,579	321,516
Ladenburg Thalmann Financial Services, Inc.	17,213	59,901
Moelis & Co., Class A	6,017	192,063
PJT Partners, Inc., Class A	2,064	93,148
Pzena Investment Management, Inc., Class A	2,836	24,446
Safeguard Scientifics, Inc.	3,144	34,521
Sculptor Capital Management, Inc.	1,430	31,603
Siebert Financial Corp.*	1,136	9,826
Silvercrest Asset Management Group, Inc., Class A	1,496	18,820
Value Line, Inc.	160	4,626
Virtus Investment Partners, Inc.	135	16,432
WisdomTree Investments, Inc.	7,540	36,494

		3,160,882

Consumer Finance (0.3%)
Curo Group Holdings Corp.*	2,407	29,317
Elevate Credit, Inc.*	2,153	9,581
Enova International, Inc.*	3,322	79,927
FirstCash, Inc.	6,550	528,127
Green Dot Corp., Class A*	6,252	145,672
Oportun Financial Corp. (x)*	503	11,972
Regional Management Corp.*	678	20,360
World Acceptance Corp.*	496	42,854

		867,810

Diversified Financial Services (0.0%)
Alerus Financial Corp.	275	6,284
Marlin Business Services Corp.	391	8,594

		14,878

Insurance (1.5%)
BRP Group, Inc., Class A*	888	14,252
Crawford & Co., Class A	2,303	26,415
eHealth, Inc.*	3,554	341,468
Enstar Group Ltd.*	316	65,368
FedNat Holding Co.	885	14,718
Global Indemnity Ltd.	265	7,852
Goosehead Insurance, Inc., Class A (x)	1,748	74,115
Health Insurance Innovations, Inc., Class A (x)*	1,597	30,806
Heritage Insurance Holdings, Inc.	411	5,446
Investors Title Co.	32	5,094
James River Group Holdings Ltd.	2,159	88,972
Kinsale Capital Group, Inc.	3,188	324,092
MBIA, Inc.*	1,271	11,820
National General Holdings Corp.	6,347	140,269
Palomar Holdings, Inc.*	1,969	99,415
ProSight Global, Inc.*	558	9,001
RLI Corp.	6,249	562,535
Selective Insurance Group, Inc.	4,129	269,170
State Auto Financial Corp.	140	4,343
Trupanion, Inc. (x)*	78,924	2,956,493
United Fire Group, Inc.	291	12,725
Universal Insurance Holdings, Inc.	1,616	45,232

		5,109,601

Thrifts & Mortgage Finance (0.4%)
Axos Financial, Inc.*	5,725	173,353
Entegra Financial Corp.*	142	4,283
Essent Group Ltd.	7,685	399,543
Federal Agricultural Mortgage Corp., Class C	412	34,402
FS Bancorp, Inc.	84	5,358
Greene County Bancorp, Inc.	392	11,286
Hingham Institution for Savings	98	20,600
Kearny Financial Corp.	4,051	56,025
Meridian Bancorp, Inc.	1,073	21,556
Meta Financial Group, Inc.	3,229	117,891
Mr Cooper Group, Inc.*	5,678	71,032
NMI Holdings, Inc., Class A*	10,191	338,137
OceanFirst Financial Corp.	555	14,175
PCSB Financial Corp.	249	5,042
Pioneer Bancorp, Inc.*	225	3,445
Southern Missouri Bancorp, Inc.	86	3,299

See Notes to Financial Statements.

1331

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

United Community Financial Corp.	1,263	$14,727
Walker & Dunlop, Inc.	500	32,340
Waterstone Financial, Inc.	319	6,070

		1,332,564

Total Financials		12,777,131

Health Care (32.3%)
Biotechnology (8.1%)
89bio, Inc. (x)*	360	9,464
ACADIA Pharmaceuticals, Inc.*	17,583	752,201
Acceleron Pharma, Inc.*	5,818	308,470
ADMA Biologics, Inc. (x)*	7,206	28,824
Aduro Biotech, Inc.*	8,936	10,544
Adverum Biotechnologies, Inc.*	8,367	96,388
Aeglea BioTherapeutics, Inc.*	712	5,440
Affimed NV*	9,393	25,737
Agenus, Inc.*	17,103	69,609
AgeX Therapeutics, Inc. (x)*	3,401	6,190
Aimmune Therapeutics, Inc. (x)*	7,076	236,834
Akcea Therapeutics, Inc. (x)*	1,952	33,067
Akero Therapeutics, Inc. (x)*	582	12,917
Albireo Pharma, Inc.*	1,682	42,756
Aldeyra Therapeutics, Inc. (x)*	2,401	13,950
Alector, Inc. (x)*	4,657	80,240
Allakos, Inc. (x)*	3,055	291,325
Allogene Therapeutics, Inc.*	6,055	157,309
Alnylam Pharmaceuticals, Inc.*	9,666	1,113,233
Amicus Therapeutics, Inc.*	39,909	388,714
AnaptysBio, Inc.*	3,291	53,479
Anavex Life Sciences Corp. (x)*	6,947	17,993
Apellis Pharmaceuticals, Inc.*	7,591	232,436
Applied Therapeutics, Inc.*	786	21,442
Aprea Therapeutics, Inc.*	796	36,528
Arena Pharmaceuticals, Inc.*	6,299	286,101
ArQule, Inc.*	15,884	317,045
Arrowhead Pharmaceuticals, Inc.*	14,592	925,571
Assembly Biosciences, Inc.*	405	8,286
Atara Biotherapeutics, Inc.*	7,966	131,200
Athenex, Inc.*	10,624	162,228
Athersys, Inc. (x)*	21,061	25,905
Atreca, Inc., Class A*	794	12,283
Audentes Therapeutics, Inc.*	7,027	420,496
Avid Bioservices, Inc.*	8,298	63,646
Avrobio, Inc.*	3,268	65,785
Axcella Health, Inc.*	1,009	4,046
Baudax Bio, Inc.*	1,158	8,013
Beyondspring, Inc. (x)*	1,896	29,388
BioCryst Pharmaceuticals, Inc.*	19,534	67,392
Biohaven Pharmaceutical Holding Co. Ltd.*	6,086	331,322
BioSpecifics Technologies Corp.*	944	53,751
Bioxcel Therapeutics, Inc.*	960	14,026
Blueprint Medicines Corp.*	7,623	610,678
Bridgebio Pharma, Inc. (x)*	2,817	98,736
Cabaletta Bio, Inc.*	763	10,659
Calithera Biosciences, Inc.*	1,298	7,412
Calyxt, Inc. (x)*	1,496	10,487
CareDx, Inc.*	6,103	131,642
CASI Pharmaceuticals, Inc. (x)*	6,925	21,398
Castle Biosciences, Inc. (x)*	450	15,466

Catalyst Pharmaceuticals, Inc.*	15,251	57,191
Celcuity, Inc.*	854	9,087
Cellular Biomedicine Group, Inc. (x)*	1,334	21,664
CEL-SCI Corp. (x)*	3,861	35,328
Centogene NV*	305	3,071
Checkpoint Therapeutics, Inc.*	3,674	6,319
ChemoCentryx, Inc.*	6,365	251,736
Clovis Oncology, Inc. (x)*	7,970	83,087
Coherus Biosciences, Inc.*	4,055	73,010
Constellation Pharmaceuticals, Inc.*	2,178	102,606
Corbus Pharmaceuticals Holdings, Inc. (x)*	9,050	49,413
Cortexyme, Inc. (x)*	1,469	82,470
Crinetics Pharmaceuticals, Inc.*	1,656	41,549
Cue Biopharma, Inc.*	3,075	48,816
Cyclerion Therapeutics, Inc.*	3,648	9,923
Cytokinetics, Inc.*	7,832	83,097
CytomX Therapeutics, Inc.*	7,013	58,278
Deciphera Pharmaceuticals, Inc.*	3,084	191,948
Denali Therapeutics, Inc. (x)*	7,457	129,901
Dicerna Pharmaceuticals, Inc.*	8,093	178,289
Dynavax Technologies Corp. (x)*	11,740	67,153
Eagle Pharmaceuticals, Inc.*	1,446	86,876
Editas Medicine, Inc.*	39,424	1,167,345
Eidos Therapeutics, Inc. (x)*	1,737	99,686
Eiger BioPharmaceuticals, Inc.*	3,563	53,089
Emergent BioSolutions, Inc.*	7,103	383,207
Enanta Pharmaceuticals, Inc.*	2,674	165,200
Enochian Biosciences, Inc. (x)*	771	3,870
Epizyme, Inc.*	8,820	216,972
Esperion Therapeutics, Inc. (x)*	3,968	236,612
Evelo Biosciences, Inc. (x)*	501	2,034
Fate Therapeutics, Inc.*	9,472	185,367
FibroGen, Inc.*	10,989	471,318
Flexion Therapeutics, Inc.*	5,340	110,538
Forty Seven, Inc.*	3,492	137,480
Frequency Therapeutics, Inc.*	701	12,289
G1 Therapeutics, Inc.*	3,166	83,677
Galectin Therapeutics, Inc. (x)*	6,266	17,921
Galera Therapeutics, Inc. (x)*	332	4,369
Global Blood Therapeutics, Inc.*	9,052	719,543
GlycoMimetics, Inc.*	5,413	28,635
Gossamer Bio, Inc.*	3,666	57,300
Gritstone Oncology, Inc. (x)*	741	6,647
Halozyme Therapeutics, Inc.*	22,390	396,975
Harpoon Therapeutics, Inc.*	384	5,679
Heron Therapeutics, Inc.*	13,123	308,390
Homology Medicines, Inc.*	3,820	79,074
Hookipa Pharma, Inc.*	1,415	17,305
IGM Biosciences, Inc.*	605	23,087
ImmunoGen, Inc.*	12,625	64,451
Immunomedics, Inc.*	24,771	524,154
Inovio Pharmaceuticals, Inc. (x)*	15,096	49,817
Insmed, Inc.*	13,977	333,771
Intellia Therapeutics, Inc. (x)*	52,831	775,031
Intercept Pharmaceuticals, Inc. (x)*	3,930	487,006
Intrexon Corp. (x)*	3,029	16,599
Invitae Corp. (x)*	13,524	218,142
Iovance Biotherapeutics, Inc.*	18,303	506,627

See Notes to Financial Statements.

1332

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Ironwood Pharmaceuticals, Inc.*	24,012	$319,600
Kadmon Holdings, Inc.*	24,429	110,663
KalVista Pharmaceuticals, Inc.*	1,902	33,875
Karuna Therapeutics, Inc. (x)*	555	41,814
Karyopharm Therapeutics, Inc.*	9,318	178,626
Kezar Life Sciences, Inc.*	191	766
Kindred Biosciences, Inc.*	5,644	47,861
Kiniksa Pharmaceuticals Ltd., Class A*	2,133	23,591
Kodiak Sciences, Inc.*	3,685	265,136
Krystal Biotech, Inc.*	1,620	89,716
Kura Oncology, Inc.*	5,434	74,717
La Jolla Pharmaceutical Co. (x)*	3,252	12,780
Lexicon Pharmaceuticals, Inc. (x)*	6,218	25,805
Ligand Pharmaceuticals, Inc.*	426	44,428
LogicBio Therapeutics, Inc. (x)*	1,197	8,618
MacroGenics, Inc.*	3,652	39,734
Madrigal Pharmaceuticals, Inc.*	1,207	109,970
Magenta Therapeutics, Inc. (x)*	3,056	46,329
MannKind Corp. (x)*	28,127	36,284
Marker Therapeutics, Inc. (x)*	4,411	12,704
Medicines Co. (The)(x)*	3,889	330,332
MediciNova, Inc. (x)*	6,719	45,286
MEI Pharma, Inc.*	11,003	27,287
MeiraGTx Holdings plc*	2,722	54,494
Millendo Therapeutics, Inc.*	1,511	10,184
Minerva Neurosciences, Inc.*	3,704	26,335
Mirati Therapeutics, Inc.*	4,255	548,299
Mirum Pharmaceuticals, Inc.*	321	7,871
Moderna, Inc.*	31,171	609,705
Molecular Templates, Inc.*	1,751	24,488
Momenta Pharmaceuticals, Inc.*	15,385	303,546
Morphic Holding, Inc. (x)*	600	10,296
Mustang Bio, Inc.*	4,488	18,311
Myriad Genetics, Inc.*	1,309	35,644
Natera, Inc.*	9,729	327,770
NextCure, Inc. (x)*	2,090	117,730
Novavax, Inc. (x)*	1,810	7,204
Oncocyte Corp. (x)*	3,455	7,774
Organogenesis Holdings, Inc.*	1,697	8,163
Oyster Point Pharma, Inc.*	682	16,668
Palatin Technologies, Inc. (x)*	35,901	28,082
Pfenex, Inc.*	4,754	52,199
PhaseBio Pharmaceuticals, Inc. (x)*	2,239	13,680
Pieris Pharmaceuticals, Inc.*	7,211	26,104
Portola Pharmaceuticals, Inc.*	11,906	284,315
Precision BioSciences, Inc.*	5,597	77,742
Prevail Therapeutics, Inc.*	902	14,279
Principia Biopharma, Inc.*	2,693	147,523
Progenics Pharmaceuticals, Inc.*	13,592	69,183
Protagonist Therapeutics, Inc.*	1,764	12,436
PTC Therapeutics, Inc.*	9,439	453,355
Puma Biotechnology, Inc.*	4,638	40,582
Ra Pharmaceuticals, Inc.*	5,437	255,158
Radius Health, Inc.*	7,021	141,543
RAPT Therapeutics, Inc. (x)*	185	5,108
REGENXBIO, Inc.*	5,221	213,904
Replimune Group, Inc.*	2,109	30,264
Retrophin, Inc.*	6,516	92,527

Rhythm Pharmaceuticals, Inc.*	4,568	104,881
Rigel Pharmaceuticals, Inc.*	23,331	49,928
Rocket Pharmaceuticals, Inc.*	4,644	105,697
Rubius Therapeutics, Inc. (x)*	5,446	51,737
Sangamo Therapeutics, Inc.*	12,533	104,901
Savara, Inc. (x)*	4,278	19,165
Scholar Rock Holding Corp.*	2,848	37,537
Seres Therapeutics, Inc.*	5,709	19,696
Solid Biosciences, Inc. (x)*	437	1,945
Sorrento Therapeutics, Inc. (x)*	19,919	67,326
Spectrum Pharmaceuticals, Inc.*	15,919	57,945
Spero Therapeutics, Inc.*	60	577
SpringWorks Therapeutics, Inc.*	1,281	49,306
Stemline Therapeutics, Inc.*	7,114	75,622
Stoke Therapeutics, Inc.*	1,137	32,200
Sutro Biopharma, Inc.*	217	2,387
Syndax Pharmaceuticals, Inc.*	3,266	28,675
Synthorx, Inc.*	1,340	93,653
Syros Pharmaceuticals, Inc.*	5,624	38,862
TCR2 Therapeutics, Inc.*	193	2,756
TG Therapeutics, Inc. (x)*	12,038	133,622
Tocagen, Inc. (x)*	3,578	1,908
Translate Bio, Inc.*	5,366	43,679
Turning Point Therapeutics, Inc.*	4,111	256,074
Twist Bioscience Corp.*	3,473	72,933
Tyme Technologies, Inc. (x)*	9,927	13,898
Ultragenyx Pharmaceutical, Inc.*	8,521	363,932
UNITY Biotechnology, Inc. (x)*	3,107	22,401
UroGen Pharma Ltd. (x)*	2,967	99,009
Vanda Pharmaceuticals, Inc.*	8,063	132,314
VBI Vaccines, Inc.*	20,487	28,272
Veracyte, Inc.*	7,379	206,022
Vericel Corp.*	6,982	121,487
Viela Bio, Inc.*	660	17,919
Viking Therapeutics, Inc. (x)*	1,069	8,573
Vir Biotechnology, Inc. (x)*	861	10,827
Voyager Therapeutics, Inc.*	3,841	53,582
X4 Pharmaceuticals, Inc.*	1,867	19,977
XBiotech, Inc. (x)*	2,971	55,454
Xencor, Inc. (x)*	7,380	253,798
Y-mAbs Therapeutics, Inc.*	3,695	115,469
ZIOPHARM Oncology, Inc. (x)*	24,832	117,207

		26,629,612

Health Care Equipment & Supplies (7.1%)
Accuray, Inc.*	14,155	39,917
Alphatec Holdings, Inc.*	5,474	38,838
Antares Pharma, Inc.*	25,516	119,925
Apyx Medical Corp.*	644	5,448
AtriCure, Inc.*	5,903	191,907
Atrion Corp.	224	168,336
Axogen, Inc.*	5,304	94,889
Axonics Modulation Technologies, Inc. (x)*	2,418	67,003
BioLife Solutions, Inc.*	1,084	17,539
BioSig Technologies, Inc. (x)*	2,564	15,179
Cardiovascular Systems, Inc.*	5,369	260,880
Cerus Corp.*	19,654	82,940
Conformis, Inc.*	10,404	15,606
CONMED Corp.	4,264	476,843
CryoLife, Inc.*	5,680	153,871

See Notes to Financial Statements.

1333

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

CryoPort, Inc.*	5,020	$82,629
Cutera, Inc.*	2,219	79,462
CytoSorbents Corp. (x)*	4,924	18,957
GenMark Diagnostics, Inc.*	8,476	40,770
Glaukos Corp.*	6,067	330,470
Globus Medical, Inc., Class A*	11,890	700,083
Haemonetics Corp.*	8,003	919,545
Heska Corp.*	1,087	104,287
Inogen, Inc.*	2,842	194,194
Integer Holdings Corp.*	3,721	299,280
IntriCon Corp.*	1,340	24,120
iRadimed Corp.*	728	17,021
iRhythm Technologies, Inc.*	4,122	280,667
Lantheus Holdings, Inc.*	6,087	124,844
LeMaitre Vascular, Inc.	2,231	80,205
LivaNova plc*	5,982	451,222
Meridian Bioscience, Inc.	625	6,106
Merit Medical Systems, Inc.*	8,368	261,249
Mesa Laboratories, Inc.	625	155,875
Misonix, Inc.*	1,202	22,369
Natus Medical, Inc.*	5,264	173,659
Neogen Corp.*	8,014	522,994
Neuronetics, Inc.*	1,954	8,774
Nevro Corp.*	4,669	548,794
Novocure Ltd.*	13,570	1,143,544
NuVasive, Inc.*	8,114	627,537
Orthofix Medical, Inc.*	2,129	98,317
OrthoPediatrics Corp.*	1,363	64,047
Penumbra, Inc.*	27,800	4,566,706
Pulse Biosciences, Inc. (x)*	1,678	22,502
Quidel Corp.*	5,536	415,366
Quotient Ltd.*	508,363	4,834,532
Rockwell Medical, Inc. (x)*	8,344	20,359
Senseonics Holdings, Inc. (x)*	17,391	15,930
Shockwave Medical, Inc.*	46,479	2,041,358
SI-BONE, Inc.*	2,627	56,481
Sientra, Inc.*	5,213	46,604
Silk Road Medical, Inc. (x)*	2,500	100,950
Soliton, Inc. (x)*	839	9,212
STAAR Surgical Co.*	6,965	244,959
Surmodics, Inc.*	2,017	83,564
Tactile Systems Technology, Inc.*	2,844	191,998
Tandem Diabetes Care, Inc.*	8,755	521,886
TransEnterix, Inc. (x)*	1,613	2,371
TransMedics Group, Inc. (x)*	1,892	35,967
Utah Medical Products, Inc.	466	50,281
Vapotherm, Inc.*	2,307	28,053
Varex Imaging Corp.*	2,514	74,942
ViewRay, Inc. (x)*	11,332	47,821
Wright Medical Group NV*	19,710	600,761
Zynex, Inc. (x)*	2,538	19,974

		23,162,719

Health Care Providers & Services (5.2%)
Addus HomeCare Corp.*	1,945	189,093
Amedisys, Inc.*	4,904	818,576
American Renal Associates Holdings, Inc.*	1,266	13,128
AMN Healthcare Services, Inc.*	7,190	448,009
Apollo Medical Holdings, Inc.*	1,007	18,539
Avalon GloboCare Corp.*	3,063	5,911
BioTelemetry, Inc.*	5,159	238,862

Catasys, Inc. (x)*	1,152	18,789
CorVel Corp.*	1,391	121,518
Covetrus, Inc.*	103,013	1,359,771
Cross Country Healthcare, Inc.*	819	9,517
Ensign Group, Inc. (The)	7,885	357,742
Exagen, Inc. (x)*	384	9,754
Genesis Healthcare, Inc.*	13,015	21,345
Guardant Health, Inc.*	63,293	4,945,715
Hanger, Inc.*	952	26,285
HealthEquity, Inc.*	77,189	5,717,389
Joint Corp. (The)*	2,132	34,410
LHC Group, Inc.*	4,705	648,161
Magellan Health, Inc.*	1,899	148,597
National Research Corp.	1,864	122,912
Option Care Health, Inc.*	2,486	9,273
Pennant Group, Inc. (The)*	3,926	129,833
PetIQ, Inc. (x)*	3,079	77,129
Progyny, Inc.*	806	22,125
Providence Service Corp. (The)*	1,847	109,305
R1 RCM, Inc.*	16,088	208,822
RadNet, Inc.*	6,651	135,015
Select Medical Holdings Corp.*	17,197	401,378
Surgery Partners, Inc.*	267	4,180
Tenet Healthcare Corp.*	15,024	571,363
US Physical Therapy, Inc.	1,957	223,783

		17,166,229

Health Care Technology (4.9%)
Castlight Health, Inc., Class B*	16,339	21,731
Evolent Health, Inc., Class A*	2,362	21,376
Health Catalyst, Inc. (x)*	1,093	37,927
HealthStream, Inc.*	1,534	41,725
HMS Holdings Corp.*	13,681	404,958
Inovalon Holdings, Inc., Class A (x)*	11,326	213,155
Inspire Medical Systems, Inc.*	141,468	10,498,267
Livongo Health, Inc. (x)*	1,968	49,318
NextGen Healthcare, Inc.*	8,555	137,479
Omnicell, Inc.*	6,477	529,300
OptimizeRx Corp.*	2,194	22,532
Phreesia, Inc.*	108,603	2,893,184
Simulations Plus, Inc.	1,909	55,495
Tabula Rasa HealthCare, Inc. (x)*	3,025	147,257
Teladoc Health, Inc. (x)*	11,273	943,776
Vocera Communications, Inc.*	4,905	101,828

		16,119,308

Life Sciences Tools & Services (5.2%)
10X Genomics, Inc., Class A*	67,288	5,130,710
Accelerate Diagnostics, Inc. (x)*	4,293	72,552
Adaptive Biotechnologies Corp. (x)*	27,028	808,678
ChromaDex Corp. (x)*	6,486	27,955
Codexis, Inc.*	8,208	131,246
Fluidigm Corp.*	11,295	39,306
Medpace Holdings, Inc.*	4,305	361,878
NanoString Technologies, Inc.*	323,355	8,995,736
NeoGenomics, Inc.*	14,887	435,445
Pacific Biosciences of California, Inc.*	20,048	103,047
Personalis, Inc.*	1,096	11,946
Quanterix Corp.*	2,063	48,749

See Notes to Financial Statements.

1334

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Repligen Corp.*	8,159	$754,707
Syneos Health, Inc.*	703	41,811

		16,963,766

Pharmaceuticals (1.8%)
AcelRx Pharmaceuticals, Inc. (x)*	4,201	8,864
Acer Therapeutics, Inc. (x)*	1,250	5,013
Aerie Pharmaceuticals, Inc. (x)*	6,563	158,628
Akorn, Inc.*	1,700	2,550
Amneal Pharmaceuticals, Inc.*	18,428	88,823
Amphastar Pharmaceuticals, Inc.*	5,547	107,002
ANI Pharmaceuticals, Inc.*	1,429	88,126
Arvinas, Inc.*	3,316	136,254
Axsome Therapeutics, Inc.*	3,933	406,515
BioDelivery Sciences International, Inc.*	13,316	84,157
Cara Therapeutics, Inc. (x)*	5,470	88,122
Cerecor, Inc.*	3,475	18,730
Chiasma, Inc.*	5,414	26,853
Collegium Pharmaceutical, Inc.*	5,002	102,941
Corcept Therapeutics, Inc.*	14,905	180,351
CorMedix, Inc. (x)*	3,842	27,970
Cymabay Therapeutics, Inc.*	11,233	22,017
Dermira, Inc. (x)*	7,353	111,471
Eloxx Pharmaceuticals, Inc. (x)*	3,407	25,076
Endo International plc*	1,988	9,324
Evofem Biosciences, Inc. (x)*	2,175	13,420
Evolus, Inc. (x)*	2,850	34,685
EyePoint Pharmaceuticals, Inc. (x)*	6,487	10,055
Fulcrum Therapeutics, Inc.*	535	8,902
Innoviva, Inc.*	9,896	140,127
Intersect ENT, Inc.*	47,960	1,194,204
Intra-Cellular Therapies, Inc.*	3,505	120,257
Kala Pharmaceuticals, Inc. (x)*	1,478	5,454
Kaleido Biosciences, Inc. (x)*	1,695	8,509
Liquidia Technologies, Inc.*	2,163	9,247
Marinus Pharmaceuticals, Inc.*	7,648	16,520
MyoKardia, Inc.*	6,943	506,041
NGM Biopharmaceuticals, Inc. (x)*	3,621	66,952
Ocular Therapeutix, Inc. (x)*	6,538	25,825
Odonate Therapeutics, Inc.*	1,861	60,389
Omeros Corp. (x)*	7,414	104,463
Optinose, Inc. (x)*	4,048	37,323
Pacira BioSciences, Inc.*	6,369	288,516
Paratek Pharmaceuticals, Inc. (x)*	5,042	20,319
Phathom Pharmaceuticals, Inc.*	1,310	40,793
Phibro Animal Health Corp., Class A	2,945	73,124
Reata Pharmaceuticals, Inc., Class A*	1,475	301,534
Recro Pharma, Inc.*	3,097	56,768
resTORbio, Inc. (x)*	88	131
Revance Therapeutics, Inc.*	5,866	95,205
Satsuma Pharmaceuticals, Inc.*	518	10,194
SIGA Technologies, Inc. (x)*	8,966	42,768
Supernus Pharmaceuticals, Inc.*	7,697	182,573
TherapeuticsMD, Inc. (x)*	30,712	74,323
Theravance Biopharma, Inc.*	7,035	182,136
Tricida, Inc. (x)*	3,388	127,863
Verrica Pharmaceuticals, Inc.*	933	14,825

WaVe Life Sciences Ltd. (x)*	2,831	22,690
Xeris Pharmaceuticals, Inc.*	4,119	29,039
Zogenix, Inc.*	6,651	346,717
Zynerba Pharmaceuticals, Inc. (x)*	3,382	20,427

		5,991,105

Total Health Care		106,032,739

Industrials (10.2%)
Aerospace & Defense (0.9%)
Aerojet Rocketdyne Holdings, Inc.*	8,014	365,919
AeroVironment, Inc.*	3,323	205,162
Astronics Corp.*	3,563	99,586
Axon Enterprise, Inc.*	9,116	668,021
Cubic Corp.	741	47,106
Ducommun, Inc.*	303	15,311
Kratos Defense & Security Solutions, Inc.*	14,066	253,329
Mercury Systems, Inc.*	8,476	585,776
Moog, Inc., Class A	4,367	372,636
National Presto Industries, Inc.	59	5,215
Parsons Corp.*	3,037	125,367
Triumph Group, Inc.	1,879	47,482
Wesco Aircraft Holdings, Inc.*	2,214	24,398

		2,815,308

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	9,120	213,955
Forward Air Corp.	4,389	307,011
Radiant Logistics, Inc.*	6,285	35,007

		555,973

Airlines (0.2%)
Allegiant Travel Co.	2,034	353,997
Mesa Air Group, Inc.*	1,465	13,097
Spirit Airlines, Inc.*	8,392	338,282

		705,376

Building Products (1.2%)
AAON, Inc.	6,414	316,916
Advanced Drainage Systems, Inc.	6,770	262,947
American Woodmark Corp.*	2,643	276,220
Apogee Enterprises, Inc.	3,456	112,320
Builders FirstSource, Inc.*	16,605	421,933
Continental Building Products, Inc.*	2,616	95,301
CSW Industrials, Inc.	2,313	178,101
JELD-WEN Holding, Inc.*	9,408	220,241
Masonite International Corp.*	3,658	264,144
Patrick Industries, Inc.	2,347	123,053
PGT Innovations, Inc.*	4,215	62,846
Simpson Manufacturing Co., Inc.	7,003	561,851
Trex Co., Inc.*	9,183	825,368
Universal Forest Products, Inc.	8,255	393,763

		4,115,004

Commercial Services & Supplies (1.8%)
Advanced Disposal Services, Inc.*	10,684	351,183
Brady Corp., Class A	6,123	350,603

See Notes to Financial Statements.

1335

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Brink’s Co. (The)	7,798	$707,123
Casella Waste Systems, Inc., Class A*	7,179	330,449
CECO Environmental Corp.*	526	4,029
Cimpress plc (x)*	3,113	391,522
Covanta Holding Corp.	18,527	274,941
Deluxe Corp.	424	21,166
Healthcare Services Group, Inc.	11,598	282,063
Heritage-Crystal Clean, Inc.*	1,618	50,757
Herman Miller, Inc.	9,205	383,388
HNI Corp.	5,263	197,152
Interface, Inc.	8,066	133,815
Kimball International, Inc., Class B	4,765	98,492
Knoll, Inc.	7,218	182,327
McGrath RentCorp	2,572	196,861
Mobile Mini, Inc.	2,247	85,184
MSA Safety, Inc.	5,515	696,875
Pitney Bowes, Inc.	12,691	51,145
Steelcase, Inc., Class A	3,232	66,127
Tetra Tech, Inc.	8,527	734,686
US Ecology, Inc.	3,759	217,684
Viad Corp.	3,132	211,410
VSE Corp.	97	3,690

		6,022,672

Construction & Engineering (0.7%)
Argan, Inc.	1,942	77,952
Comfort Systems USA, Inc.	5,682	283,248
Construction Partners, Inc., Class A*	1,033	17,427
Dycom Industries, Inc.*	3,780	178,227
EMCOR Group, Inc.	6,550	565,265
Granite Construction, Inc.	1,149	31,793
Great Lakes Dredge & Dock Corp.*	8,340	94,492
IES Holdings, Inc.*	594	15,242
MasTec, Inc.*	9,373	601,372
MYR Group, Inc.*	2,527	82,355
NV5 Global, Inc.*	1,632	82,334
Primoris Services Corp.	4,704	104,617
Sterling Construction Co., Inc.*	803	11,306
WillScot Corp.*	5,501	101,713

		2,247,343

Electrical Equipment (0.7%)
Allied Motion Technologies, Inc.	1,111	53,883
American Superconductor Corp.*	889	6,979
Atkore International Group, Inc.*	7,326	296,410
AZZ, Inc.	1,218	55,967
Energous Corp. (x)*	4,477	7,924
EnerSys	4,374	327,306
Generac Holdings, Inc.*	9,566	962,244
Plug Power, Inc. (x)*	38,525	121,739
Sunrun, Inc.*	17,650	243,747
Thermon Group Holdings, Inc.*	1,366	36,609
TPI Composites, Inc.*	4,533	83,906
Vicor Corp.*	2,802	130,909
Vivint Solar, Inc. (x)*	6,695	48,606

		2,376,229

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	5,583	192,390

Machinery (2.2%)
Actuant Corp., Class A	4,151	108,051
Alamo Group, Inc.	1,307	164,094
Albany International Corp., Class A	4,783	363,125
Barnes Group, Inc.	910	56,384
Blue Bird Corp.*	1,113	25,510
Chart Industries, Inc.*	5,649	381,251
Columbus McKinnon Corp.	2,189	87,626
Douglas Dynamics, Inc.	3,507	192,885
Energy Recovery, Inc. (x)*	6,027	59,004
EnPro Industries, Inc.	307	20,532
ESCO Technologies, Inc.	3,772	348,910
Evoqua Water Technologies Corp.*	11,703	221,772
Federal Signal Corp.	8,837	284,993
Franklin Electric Co., Inc.	6,825	391,209
Gencor Industries, Inc.*	300	3,501
Gorman-Rupp Co. (The)	533	19,987
Graham Corp.	119	2,604
Harsco Corp.*	12,171	280,055
Helios Technologies, Inc.	4,557	210,670
Hillenbrand, Inc.	6,395	213,017
John Bean Technologies Corp.	4,871	548,767
Kadant, Inc.	1,720	181,185
LB Foster Co., Class A*	54	1,047
Lindsay Corp.	570	54,714
Luxfer Holdings plc	4,012	74,262
Meritor, Inc.*	9,760	255,614
Miller Industries, Inc.	140	5,198
Mueller Industries, Inc.	4,750	150,813
Mueller Water Products, Inc., Class A	14,639	175,375
Omega Flex, Inc.	452	48,495
Proto Labs, Inc.*	4,201	426,612
RBC Bearings, Inc.*	3,793	600,584
REV Group, Inc.	769	9,405
Rexnord Corp.*	1,726	56,302
Spartan Motors, Inc.	3,856	69,716
SPX Corp.*	5,581	283,961
Tennant Co.	2,814	219,267
Terex Corp.	7,428	221,206
Watts Water Technologies, Inc., Class A	2,458	245,210
Welbilt, Inc.*	20,220	315,634

		7,378,547

Marine (0.0%)
Scorpio Bulkers, Inc.	1,511	9,625

Professional Services (1.0%)
ASGN, Inc.*	6,989	496,009
Barrett Business Services, Inc.	1,128	102,039
BG Staffing, Inc.	698	15,279
CRA International, Inc.	301	16,395
Exponent, Inc.	8,098	558,843
Forrester Research, Inc.*	1,707	71,182
Franklin Covey Co.*	1,472	47,443
FTI Consulting, Inc.*	531	58,760

See Notes to Financial Statements.

1336

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Heidrick & Struggles International, Inc.	332	$10,790
Huron Consulting Group, Inc.*	408	28,038
ICF International, Inc.	1,753	160,610
Insperity, Inc.	5,870	505,055
Kforce, Inc.	3,164	125,611
Korn Ferry	8,803	373,247
Mistras Group, Inc.*	310	4,424
Resources Connection, Inc.	1,466	23,940
TriNet Group, Inc.*	6,977	394,968
Upwork, Inc.*	8,965	95,656
Willdan Group, Inc.*	1,585	50,371

		3,138,660

Road & Rail (0.2%)
Avis Budget Group, Inc.*	8,980	289,515
Heartland Express, Inc.	398	8,378
PAM Transportation Services, Inc.*	210	12,119
Saia, Inc.*	2,418	225,164
Universal Logistics Holdings, Inc.	1,202	22,790

		557,966

Trading Companies & Distributors (1.0%)
Applied Industrial Technologies, Inc.	6,004	400,407
Beacon Roofing Supply, Inc.*	1,978	63,257
EVI Industries, Inc. (x)*	71,758	1,940,336
Foundation Building Materials, Inc.*	909	17,589
General Finance Corp.*	881	9,753
GMS, Inc.*	2,753	74,551
H&E Equipment Services, Inc.	3,924	131,179
Herc Holdings, Inc.*	295	14,437
Kaman Corp.	626	41,266
Lawson Products, Inc.*	679	35,376
MRC Global, Inc.*	1,218	16,614
SiteOne Landscape Supply, Inc.*	6,382	578,528
Systemax, Inc.	1,478	37,187
Transcat, Inc.*	1,091	34,759

		3,395,239

Total Industrials		33,510,332

Information Technology (26.2%)
Communications Equipment (0.5%)
Acacia Communications, Inc.*	5,918	401,300
Calix, Inc.*	3,880	31,040
Cambium Networks Corp. (x)*	418	3,653
Casa Systems, Inc.*	4,611	18,859
Clearfield, Inc.*	1,753	24,437
DASAN Zhone Solutions, Inc.*	1,328	11,766
Extreme Networks, Inc.*	18,620	137,229
InterDigital, Inc.	4,886	266,238
Plantronics, Inc.	5,328	145,668
Viavi Solutions, Inc.*	35,823	537,345

		1,577,535

Electronic Equipment, Instruments & Components (1.8%)
Airgain, Inc.*	1,495	15,982
Akoustis Technologies, Inc. (x)*	4,075	32,600
Badger Meter, Inc.	4,459	289,523

Coda Octopus Group, Inc. (x)*	750	6,277
Cognex Corp.	43,326	2,427,989
ePlus, Inc.*	1,834	154,588
Fabrinet*	5,233	339,308
FARO Technologies, Inc.*	2,527	127,234
Fitbit, Inc., Class A (x)*	7,250	47,632
II-VI, Inc.*	8,956	301,549
Insight Enterprises, Inc.*	2,015	141,634
Iteris, Inc.*	6,364	31,756
Itron, Inc.*	5,358	449,804
Kimball Electronics, Inc.*	309	5,423
MTS Systems Corp.	952	45,725
Napco Security Technologies, Inc.*	1,810	53,196
nLight, Inc.*	5,097	103,367
Novanta, Inc.*	5,263	465,460
OSI Systems, Inc.*	2,622	264,140
PAR Technology Corp. (x)*	1,831	56,285
Plexus Corp.*	596	45,856
Rogers Corp.*	2,887	360,096
Sanmina Corp.*	2,415	82,690
Vishay Precision Group, Inc.*	1,228	41,752
Wrap Technologies, Inc. (x)*	1,216	7,770

		5,897,636

IT Services (6.0%)
Brightcove, Inc.*	6,226	54,104
Cardtronics plc, Class A*	4,593	205,077
Cass Information Systems, Inc.	2,192	126,566
CSG Systems International, Inc.	5,145	266,408
Endurance International Group Holdings, Inc.*	10,963	51,526
EVERTEC, Inc.	9,479	322,665
Evo Payments, Inc., Class A*	5,515	145,651
Exela Technologies, Inc. (x)*	5,209	2,124
ExlService Holdings, Inc.*	5,242	364,109
Fastly, Inc., Class A (x)*	119,368	2,395,716
GTT Communications, Inc. (x)*	5,131	58,237
Hackett Group, Inc. (The)	3,346	54,004
I3 Verticals, Inc., Class A*	2,299	64,947
International Money Express, Inc. (x)*	2,772	33,375
Limelight Networks, Inc.*	7,411	30,237
LiveRamp Holdings, Inc.*	48,569	2,334,712
MAXIMUS, Inc.	9,941	739,511
MongoDB, Inc. (x)*	59,310	7,805,789
NIC, Inc.	10,284	229,847
Paysign, Inc. (x)*	4,861	49,339
Perficient, Inc.*	5,014	230,995
Perspecta, Inc.	1,597	42,225
PRGX Global, Inc.*	2,922	14,376
Priority Technology Holdings, Inc.*	1,044	2,558
Science Applications International Corp.	9,045	787,096
TTEC Holdings, Inc.	2,277	90,215
Tucows, Inc., Class A (x)*	1,501	92,732
Unisys Corp.*	5,602	66,440
Verra Mobility Corp.*	19,889	278,247
Virtusa Corp.*	4,472	202,716
Wix.com Ltd.*	19,907	2,436,218

		19,577,762

See Notes to Financial Statements.

1337

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Semiconductors & Semiconductor Equipment (1.6%)
Adesto Technologies Corp.*	3,676	$31,246
Advanced Energy Industries, Inc.*	5,950	423,640
Ambarella, Inc.*	1,970	119,303
Brooks Automation, Inc.	9,589	402,354
Cabot Microelectronics Corp.	4,526	653,192
CEVA, Inc.*	3,173	85,544
Diodes, Inc.*	1,561	87,993
DSP Group, Inc.*	1,274	20,053
Enphase Energy, Inc. (x)*	14,352	375,018
FormFactor, Inc.*	846	21,971
Ichor Holdings Ltd.*	821	27,315
Impinj, Inc. (x)*	2,602	67,288
Inphi Corp.*	7,019	519,546
Lattice Semiconductor Corp.*	19,636	375,833
MaxLinear, Inc.*	10,331	219,224
NVE Corp.	709	50,622
Onto Innovation, Inc.*	1,785	65,224
PDF Solutions, Inc.*	365	6,165
Power Integrations, Inc.	4,415	436,688
Semtech Corp.*	9,429	498,794
Silicon Laboratories, Inc.*	6,714	778,690
Xperi Corp.	1,564	28,934

		5,294,637

Software (16.3%)
8x8, Inc.*	14,547	266,210
A10 Networks, Inc.*	7,524	51,690
ACI Worldwide, Inc.*	18,001	681,968
Agilysys, Inc.*	3,301	83,878
Alarm.com Holdings, Inc.*	5,778	248,281
Altair Engineering, Inc., Class A*	6,275	225,335
Alteryx, Inc., Class A (x)*	39,444	3,947,161
American Software, Inc., Class A	2,494	37,111
Appfolio, Inc., Class A*	26,003	2,859,030
Appian Corp. (x)*	105,261	4,022,023
Avalara, Inc.*	104,814	7,677,625
Benefitfocus, Inc.*	4,714	103,425
Bill.Com Holdings, Inc.*	47,368	1,802,352
Blackbaud, Inc.	7,624	606,870
Blackline, Inc.*	6,764	348,752
Bottomline Technologies DE, Inc.*	6,761	362,390
Box, Inc., Class A*	22,341	374,882
ChannelAdvisor Corp.*	4,182	37,805
Cision Ltd.*	14,233	141,903
Cloudera, Inc. (x)*	2,381	27,691
CommVault Systems, Inc.*	6,401	285,741
Cornerstone OnDemand, Inc.*	8,885	520,217
Coupa Software, Inc.*	40,373	5,904,551
Digimarc Corp. (x)*	1,763	59,166
Digital Turbine, Inc.*	12,467	88,890
Domo, Inc., Class B*	2,675	58,101
Ebix, Inc.	3,662	122,347
eGain Corp.*	3,302	26,152
Envestnet, Inc.*	7,541	525,080
Everbridge, Inc.*	34,766	2,714,529
Five9, Inc.*	9,345	612,845
ForeScout Technologies, Inc.*	6,600	216,480
Ideanomics, Inc. (x)*	7,665	6,559
Instructure, Inc.*	5,373	259,032

Intelligent Systems Corp.*	1,069	42,696
j2 Global, Inc.	7,269	681,178
LivePerson, Inc.*	9,673	357,901
Majesco*	1,089	8,984
MicroStrategy, Inc., Class A*	1,291	184,135
Mitek Systems, Inc.*	4,601	35,198
MobileIron, Inc.*	15,222	73,979
Model N, Inc.*	5,148	180,540
OneSpan, Inc.*	3,625	62,060
Phunware, Inc.*	4,908	5,841
Ping Identity Holding Corp. (x)*	1,757	42,695
Progress Software Corp.	6,943	288,482
PROS Holdings, Inc.*	5,137	307,809
Q2 Holdings, Inc.*	6,829	553,695
QAD, Inc., Class A	946	48,180
Qualys, Inc.*	5,253	437,943
Rapid7, Inc.*	7,731	433,091
Rimini Street, Inc.*	3,207	12,443
SailPoint Technologies Holding, Inc.*	13,377	315,697
SecureWorks Corp., Class A*	180	2,999
SharpSpring, Inc.*	1,711	19,625
ShotSpotter, Inc. (x)*	1,309	33,379
Smartsheet, Inc., Class A*	176,620	7,933,770
SPS Commerce, Inc.*	5,468	303,037
SVMK, Inc.*	13,488	241,031
Telaria, Inc.*	6,884	60,648
Telenav, Inc.*	2,776	13,491
Tenable Holdings, Inc.*	5,887	141,053
Upland Software, Inc.*	3,546	126,628
Varonis Systems, Inc.*	4,628	359,642
Verint Systems, Inc.*	9,830	544,189
VirnetX Holding Corp. (x)*	9,881	37,548
Workiva, Inc.*	5,743	241,493
Xero Ltd.*	62,607	3,514,757
Yext, Inc.*	14,829	213,834
Zix Corp.*	8,393	56,905
Zuora, Inc., Class A*	13,822	198,069

		53,420,717

Technology Hardware, Storage & Peripherals (0.0%)
AstroNova, Inc.	1,124	15,421
Avid Technology, Inc.*	4,576	39,262
Diebold Nixdorf, Inc.*	6,220	65,683
Sonim Technologies, Inc. (x)*	1,777	6,451

		126,817

Total Information Technology		85,895,104

Materials (1.6%)
Chemicals (1.1%)
Advanced Emissions Solutions, Inc. (x)	2,291	24,056
Amyris, Inc. (x)*	1,416	4,375
Balchem Corp.	5,032	511,402
Chase Corp.	1,145	135,660
Ferro Corp.*	10,335	153,268
GCP Applied Technologies, Inc.*	8,419	191,195
HB Fuller Co.	5,936	306,120
Ingevity Corp.*	6,565	573,650
Innospec, Inc.	3,278	339,076
Koppers Holdings, Inc.*	2,061	78,771

See Notes to Financial Statements.

1338

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Kraton Corp.*	1,319	$33,397
Marrone Bio Innovations, Inc. (x)*	7,077	7,148
OMNOVA Solutions, Inc.*	6,905	69,810
Orion Engineered Carbons SA	6,316	121,899
PolyOne Corp.	11,299	415,690
Quaker Chemical Corp.	2,045	336,443
Sensient Technologies Corp.	3,510	231,976
Stepan Co.	366	37,493
Tronox Holdings plc, Class A	6,670	76,171
Valhi, Inc.	142	266

		3,647,866

Construction Materials (0.1%)
Forterra, Inc. (x)*	2,919	33,744
Summit Materials, Inc., Class A*	3,234	77,293
United States Lime & Minerals, Inc.	5	451
US Concrete, Inc.*	2,536	105,650

		217,138

Containers & Packaging (0.0%)
Myers Industries, Inc.	5,607	93,525
UFP Technologies, Inc.*	133	6,598

		100,123

Metals & Mining (0.3%)
AK Steel Holding Corp.*	21,775	71,640
Cleveland-Cliffs, Inc. (x)	6,377	53,567
Compass Minerals International, Inc.	5,325	324,612
Kaiser Aluminum Corp.	1,260	139,721
Materion Corp.	1,295	76,988
Mayville Engineering Co., Inc.*	1,005	9,427
Novagold Resources, Inc.*	25,282	226,527
Ryerson Holding Corp.*	2,486	29,409
Worthington Industries, Inc.	1,320	55,677

		987,568

Paper & Forest Products (0.1%)
Boise Cascade Co.	1,472	53,772
Louisiana-Pacific Corp.	2,560	75,955
Neenah, Inc.	2,161	152,199
Verso Corp., Class A*	317	5,716

		287,642

Total Materials		5,240,337

Real Estate (4.8%)
Equity Real Estate Investment Trusts (REITs) (1.9%)
Alexander’s, Inc. (REIT)	334	110,337
American Assets Trust, Inc. (REIT)	7,527	345,489
American Finance Trust, Inc. (REIT)	1,101	14,599
Armada Hoffler Properties, Inc. (REIT)	2,789	51,178
Bluerock Residential Growth REIT, Inc. (REIT)	3,463	41,729
CareTrust REIT, Inc. (REIT)	11,124	229,488
Clipper Realty, Inc. (REIT)	2,202	23,341

Community Healthcare Trust, Inc. (REIT)	1,761	75,477
Easterly Government Properties, Inc. (REIT)	2,688	63,786
EastGroup Properties, Inc. (REIT)	5,941	788,193
Essential Properties Realty Trust, Inc. (REIT)	1,366	33,890
First Industrial Realty Trust, Inc. (REIT)	4,044	167,866
Four Corners Property Trust, Inc. (REIT)	10,717	302,112
GEO Group, Inc. (The) (REIT)	18,503	307,335
Gladstone Commercial Corp. (REIT)	1,394	30,473
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	706	22,719
Innovative Industrial Properties, Inc. (REIT)(x)	1,768	134,138
iStar, Inc. (REIT)	6,469	93,865
LTC Properties, Inc. (REIT)	3,035	135,877
Monmouth Real Estate Investment Corp. (REIT)	2,217	32,102
National Health Investors, Inc. (REIT)	2,900	236,292
National Storage Affiliates Trust (REIT)	9,272	311,725
New Senior Investment Group, Inc. (REIT)	5,878	44,967
NexPoint Residential Trust, Inc. (REIT)	3,066	137,970
Pennsylvania REIT (REIT)(x)	5,435	28,969
PS Business Parks, Inc. (REIT)	3,130	516,043
QTS Realty Trust, Inc. (REIT), Class A	8,979	487,290
Ryman Hospitality Properties, Inc. (REIT)	7,167	621,092
Safehold, Inc. (REIT)	109	4,393
Saul Centers, Inc. (REIT)	1,704	89,937
Seritage Growth Properties (REIT), Class A	497	19,920
Tanger Factory Outlet Centers, Inc. (REIT)(x)	14,003	206,264
Terreno Realty Corp. (REIT)	1,025	55,494
UMH Properties, Inc. (REIT)	4,790	75,347
Uniti Group, Inc. (REIT)(x)	28,898	237,253
Universal Health Realty Income Trust (REIT)	1,814	212,891

		6,289,841

Real Estate Management & Development (2.9%)
Altisource Portfolio Solutions SA*	88	1,701
Cushman & Wakefield plc*	16,487	336,994
eXp World Holdings, Inc. (x)*	3,182	36,052
FirstService Corp.	61,095	5,687,709
Kennedy-Wilson Holdings, Inc.	9,687	216,020
Marcus & Millichap, Inc.*	3,130	116,593
Maui Land & Pineapple Co., Inc.*	585	6,581
Newmark Group, Inc., Class A	20,084	270,230

See Notes to Financial Statements.

1339

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Redfin Corp.*	126,328	$2,670,574
RMR Group, Inc. (The), Class A	2,404	109,719

		9,452,173

Total Real Estate		15,742,014

Utilities (0.8%)
Electric Utilities (0.1%)
El Paso Electric Co.	1,079	73,253
Genie Energy Ltd., Class B	907	7,011
MGE Energy, Inc.	1,982	156,221
Otter Tail Corp.	2,746	140,843
Spark Energy, Inc., Class A (x)	1,787	16,494

		393,822

Gas Utilities (0.2%)
Chesapeake Utilities Corp.	2,500	239,575
New Jersey Resources Corp.	952	42,431
Northwest Natural Holding Co.	702	51,758
South Jersey Industries, Inc.	2,059	67,906
Southwest Gas Holdings, Inc.	964	73,235

		474,905

Independent Power and Renewable Electricity Producers (0.1%)
Atlantic Power Corp.*	10,583	24,659
Ormat Technologies, Inc.	2,196	163,646
Sunnova Energy International, Inc.*	526	5,870
TerraForm Power, Inc., Class A	8,644	133,031

		327,206

Water Utilities (0.4%)
American States Water Co.	5,732	496,620
AquaVenture Holdings Ltd.*	302	8,190
California Water Service Group	7,088	365,457
Global Water Resources, Inc.	1,856	24,406
Middlesex Water Co.	2,205	140,172
Pure Cycle Corp.*	2,725	34,308
SJW Group	2,682	190,583
York Water Co. (The)	1,796	82,814

		1,342,550

Total Utilities		2,538,483

Total Common Stocks (98.7%) (Cost $253,169,509)		324,084,526

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Oncternal Therapeutics, Inc., CVR (r)(x)*	90	—

Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)*	3,345	452
Omthera Pharmaceuticals, Inc., CVR (r)*	899	—

		452

Total Health Care		452

Materials (0.0%)
Chemicals (0.0%)
Schulman, Inc., CVR (r)*	3,751	1,471

Total Materials		1,471

Total Rights (0.0%) (Cost $—)		1,923

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (6.9%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $4,882,577, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $4,979,760. (xx)	$4,882,116	4,882,116
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $500,076, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $510,004. (xx)	500,000	500,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $10,003,092, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $10,200,000. (xx)	10,000,000	10,000,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $200,019, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $217,778. (xx)	200,000	200,000
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $7,002,123, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $7,140,000. (xx)	7,000,000	7,000,000

Total Repurchase Agreements		22,582,116

Total Short-Term Investments (6.9%) (Cost $22,582,116)		22,582,116

See Notes to Financial Statements.

1340

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Value (Note 1)

Total Investments in Securities (105.6%) (Cost $275,751,625)	$346,668,565
Other Assets Less Liabilities (-5.6%)	(18,271,296)

Net Assets (100%)	$328,397,269

*	Non-income producing.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $37,674,182. This was collateralized by $16,312,339 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $22,582,116 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	18	3/2020	USD	1,503,540	20,670

					20,670

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$14,598,930	$—	$—	$14,598,930
Consumer Discretionary	38,455,461	2,671,754	—	41,127,215
Consumer Staples	5,563,484	—	—	5,563,484
Energy	1,058,757	—	—	1,058,757
Financials	12,376,534	400,597	—	12,777,131
Health Care	106,032,739	—	—	106,032,739
Industrials	33,510,332	—	—	33,510,332
Information Technology	82,380,347	3,514,757	—	85,895,104
Materials	5,240,337	—	—	5,240,337
Real Estate	10,054,305	5,687,709	—	15,742,014
Utilities	2,538,483	—	—	2,538,483
Futures	20,670	—	—	20,670
Rights
Health Care	—	—	452	452
Materials	—	—	1,471	1,471

See Notes to Financial Statements.

1341

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Repurchase Agreements	$—	$22,582,116	$—	$22,582,116

Total Assets	$311,830,379	$34,856,933	$1,923	$346,689,235

Total Liabilities	$—	$—	$—	$—

Total	$311,830,379	$34,856,933	$1,923	$346,689,235

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$20,670	*

Total		$20,670

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$107,743	$107,743

Total	$107,743	$107,743

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$41,919	$41,919

Total	$41,919	$41,919

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,564,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$227,799,521
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 11%)*	$251,222,692

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$95,298,155
Aggregate gross unrealized depreciation	(24,389,314)

Net unrealized appreciation	$70,908,841

Federal income tax cost of investments in securities and derivative instruments, if applicable	$275,780,394

For the year ended December 31, 2019, the Portfolio incurred approximately $2,025 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $253,169,509)	$324,086,449
Repurchase Agreements (Cost $22,582,116)	22,582,116
Cash	5,234,902
Foreign cash (Cost $736)	745
Cash held as collateral at broker for futures	54,600
Due from Custodian	792,983
Securities lending income receivable	102,321
Dividends, interest and other receivables	88,182
Receivable for securities sold	35,078
Due from broker for futures variation margin	1,976
Other assets	1,365

Total assets	352,980,717

LIABILITIES
Payable for return of collateral on securities loaned	22,582,116
Payable for securities purchased	1,541,569
Investment management fees payable	185,855
Payable for Portfolio shares redeemed	180,885
Administrative fees payable	33,807
Distribution fees payable – Class IB	34
Accrued expenses	59,182

Total liabilities	24,583,448

NET ASSETS	$328,397,269

Net assets were comprised of:
Paid in capital	$257,233,118
Total distributable earnings (loss)	71,164,151

Net assets	$328,397,269

Class IB
Net asset value, offering and redemption price per share, $162,127 / 15,600 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.39

Class K
Net asset value, offering and redemption price per share, $328,235,142 / 31,141,070 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.54

(x)	Includes value of securities on loan of $37,674,182.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $8,557 foreign withholding tax)	$1,412,105
Interest	90,608
Securities lending (net)	1,828,022

Total income	3,330,735

EXPENSES
Investment management fees	2,547,985
Administrative fees	392,292
Custodian fees	92,500
Professional fees	53,721
Printing and mailing expenses	39,708
Trustees’ fees	10,145
Distribution fees – Class IB	371
Miscellaneous	7,095

Gross expenses	3,143,817
Less: Waiver from investment manager	(275,724)

Net expenses	2,868,093

NET INVESTMENT INCOME (LOSS)	462,642

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	38,357,112
Futures contracts	107,743
Foreign currency transactions	(5,126)

Net realized gain (loss)	38,459,729

Change in unrealized appreciation (depreciation) on:
Investments in securities	50,764,500
Futures contracts	41,919
Foreign currency translations	31

Net change in unrealized appreciation (depreciation)	50,806,450

NET REALIZED AND UNREALIZED GAIN (LOSS)	89,266,179

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,728,821

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$462,642	$(393,776)
Net realized gain (loss)	38,459,729	37,275,528
Net change in unrealized appreciation (depreciation)	50,806,450	(48,229,046)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	89,728,821	(11,347,294)

Distributions to shareholders:
Class IB	(18,470)	(20,483)
Class K	(37,791,744)	(45,296,462)

Total distributions to shareholders	(37,810,214)	(45,316,945)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 255 and 0 shares, respectively ]	2,812	—
Capital shares issued in reinvestment of distributions [ 1,819 and 2,101 shares, respectively ]	18,470	20,483
Capital shares repurchased [ (1) and 0 shares, respectively ]	(16)	—

Total Class IB transactions	21,266	20,483

Class K
Capital shares sold [ 683,541 and 871,308 shares, respectively ]	7,665,963	10,252,594
Capital shares issued in reinvestment of dividends and distributions [ 3,671,513 and 4,591,926 shares, respectively ]	37,791,744	45,296,462
Capital shares repurchased [ (2,935,470) and (2,301,631) shares, respectively ]	(32,490,529)	(26,835,209)

Total Class K transactions	12,967,178	28,713,847

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	12,988,444	28,734,330

TOTAL INCREASE (DECREASE) IN NET ASSETS	64,907,051	(27,929,909)
NET ASSETS:
Beginning of year	263,490,218	291,420,127

End of year	$328,397,269	$263,490,218

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,				May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡
Class IB	2019	2018	2017	2016
Net asset value, beginning of year	$8.76	$10.89	$9.74	$9.14	$10.27		$10.06

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)	(0.04)	(0.05)	(0.02)	(0.05)		(0.02)
Net realized and unrealized gain (loss)	2.99	(0.33)	2.38	0.82	(0.76)		0.63

Total from investment operations	2.98	(0.37)	2.33	0.80	(0.81)		0.61

Less distributions:
Distributions from net realized gains	(1.35)	(1.76)	(1.18)	(0.20)	(0.32)		—

Net asset value, end of year	$10.39	$8.76	$10.89	$9.74	$9.14		$10.67

Total return (b)	34.35%	(4.77)%	24.14%	8.77%	(7.82)%		(6.06)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$162	$118	$124	$100	$92		$—
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.15%	1.15%	1.15%	1.18%	1.21%		1.23%
Before waivers and reimbursements (a)(f)	1.24%	1.23%	1.24%	1.24%	1.21%		1.23%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.10)%	(0.38)%	(0.42)%	(0.25)%	(0.67	)%(l)	(0.69	)%(l)
Before waivers and reimbursements (a)(f)	(0.19)%	(0.46)%	(0.50)%	(0.31)%	(0.67	)%(l)	(0.69	)%(l)
Portfolio turnover rate^	73%	62%	51%	41%	38%		38%

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.86	$10.97	$9.78	$9.15	$10.08

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	(0.02)	(0.02)	— #	(0.05)
Net realized and unrealized gain (loss)	3.03	(0.33)	2.39	0.83	(0.56)

Total from investment operations	3.05	(0.35)	2.37	0.83	(0.61)

Less distributions:
Dividends from net investment income	(0.02)	— #	—	— #	—
Distributions from net realized gains	(1.35)	(1.76)	(1.18)	(0.20)	(0.32)

Total dividends and distributions	(1.37)	(1.76)	(1.18)	(0.20)	(0.32)

Net asset value, end of year	$10.54	$8.86	$10.97	$9.78	$9.15

Total return	34.79%	(4.56)%	24.45%	9.09%	(5.98)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$328,235	$263,372	$291,296	$255,614	$253,255
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%	0.90%	0.90%	0.93%	0.96%
Before waivers and reimbursements (f)	0.99%	0.98%	0.98%	0.99%	0.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.15%	(0.13)%	(0.17)%	— %‡‡	(0.44)%
Before waivers and reimbursements (f)	0.06%	(0.21)%	(0.25)%	(0.06)%	(0.45)%
Portfolio turnover rate^	73%	62%	51%	41%	38%
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

See Notes to Financial Statements.

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EQ/OPPENHEIMER GLOBAL PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc. (Effective May 24, 2019, Invesco Advisers, Inc. (Invesco) replaced Oppenheimer Funds, Inc. as sub-adviser to the Portfolio).

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	31.09%	9.70%	10.03%
Portfolio – Class IB Shares	31.11	9.69	9.97
MSCI AC World (Net) Index	26.60	8.41	8.79

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 31.11% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the MSCI AC World (Net) Index, which returned 26.60% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The relative performance of this past year occurred across a broad swath of the portfolio. On a relative basis the Portfolio outperformed 9 of the 11 major sectors. Stock selection was largely the underlying driver of the results, although sector underweights drove the majority of good relative performance in the consumer staples, energy, materials, and utilities sectors.

•	The top three positive contributors to performance during the year were LVMH Moet Hennessy Louis Vuitton SE (LVMH), Airbus SE, and Alphabet Inc.

•

Alphabet Inc. has been the Portfolio’s largest holding for some time. At present, the company remains a major beneficiary of the growth in digital advertising, at the expense of traditional media, such as radio, linear TV, and print media. This is unlikely to change much. In addition, YouTube, Maps, Android, AI and other services will be monetized more deeply in the future. Waymo, the autonomous driving platform, is a large option embedded in the business that holds promise.

What hurt performance during the year:

•	The top three negative contributors to performance last year were Baidu Inc, Farfetch Ltd., and Bayerische Motoren Werke AG.

•

Baidu Inc. is the leader in Chinese internet search. However, for a variety of reasons Baidu has not achieved the dominance of Google across much of the rest of the world. In addition, its management has lacked transparency and accountability.

•	Farfetch Ltd., a United Kingdom based online luxury goods business, was disappointing. It has been challenged by heavy discounting in the brick and mortar retail business.

•	Bayerische Motoren Werke AG, also known as the German car company BMW, like many other car makers around the world, has been challenged by weakness in new car demand.

Portfolio Positioning and Outlook — OppenheimerFunds, Inc.

Our thematic, long-term, investment style leads us towards quality businesses with sustainability of both enterprise and advantaged position. We hope to buy these at prices that do not fully reflect their future value, usually because the current understanding of that value by the market is misestimated for a reason that is temporary. Unpopularity is a price we are willing to incur for a while. Also, it has been our experience that competitively advantaged companies in ascendant industries can create economic value that can go on for decades.

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EQ/OPPENHEIMER GLOBAL PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Information Technology	$80,200,548	23.7%
Communication Services	50,915,629	15.1
Financials	48,055,165	14.2
Health Care	45,437,067	13.5
Industrials	44,325,380	13.1
Consumer Discretionary	43,058,131	12.7
Consumer Staples	10,297,968	3.1
Real Estate	8,750,004	2.6
Investment Company	357,164	0.1
Cash and Other	6,346,286	1.9

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,084.20	$6.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class IB
Actual	1,000.00	1,084.30	6.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.15% and 1.15%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Brazil (0.6%)
StoneCo Ltd., Class A*	48,312	$1,927,166

China (1.9%)
JD.com, Inc. (ADR)*	183,873	6,477,846

France (11.8%)
Airbus SE	93,379	13,666,896
Kering SA	13,686	8,983,748
LVMH Moet Hennessy Louis Vuitton SE	31,039	14,420,972
Societe Generale SA	81,585	2,838,303

		39,909,919

Germany (6.0%)
Allianz SE (Registered)	27,180	6,658,537
Bayer AG (Registered)	33,930	2,771,096
Bayerische Motoren Werke AG (Preference) (q)	17,617	1,087,842
SAP SE	71,767	9,685,886

		20,203,361

India (4.6%)
DLF Ltd.	2,704,890	8,750,004
ICICI Bank Ltd. (ADR)	438,906	6,623,092

		15,373,096

Italy (0.2%)
Brunello Cucinelli SpA (x)	23,072	816,768

Japan (14.4%)
Capcom Co. Ltd.	85,200	2,375,924
FANUC Corp.	17,882	3,345,829
Keyence Corp.	19,556	6,927,527
Minebea Mitsumi, Inc.	71,500	1,498,371
Murata Manufacturing Co. Ltd.	129,251	8,024,732
Nidec Corp.	56,964	7,866,594
Nintendo Co. Ltd.	8,500	3,439,740
Omron Corp.	67,000	3,958,769
Takeda Pharmaceutical Co. Ltd.	78,200	3,117,780
TDK Corp.	69,700	7,947,936

		48,503,202

Netherlands (0.7%)
uniQure NV*	30,794	2,206,698

Spain (1.7%)
Industria de Diseno Textil SA	165,739	5,846,852

Sweden (2.4%)
Assa Abloy AB, Class B	191,038	4,466,769
Atlas Copco AB, Class A	92,920	3,706,344

		8,173,113

Switzerland (1.4%)
Credit Suisse Group AG (Registered)*	307,265	4,160,682
UBS Group AG (Registered)*	49,780	628,808

		4,789,490

United Kingdom (3.3%)
Farfetch Ltd., Class A*	93,313	965,789
Prudential plc	255,031	4,894,926
Unilever plc	92,598	5,336,119

		11,196,834

United States (49.0%)
3M Co.	5,556	980,190
ACADIA Pharmaceuticals, Inc.*	17,938	767,388
Adobe, Inc.*	36,576	12,063,131
Agilent Technologies, Inc.	55,407	4,726,771
Alphabet, Inc., Class A*	18,354	24,583,164
Amazon.com, Inc.*	1,590	2,938,066
Anthem, Inc.	31,036	9,373,803
Avantor, Inc.*	112,645	2,044,507
Blueprint Medicines Corp.*	24,134	1,933,375
Centene Corp.*	50,616	3,182,228
Citigroup, Inc.	111,490	8,906,936
Colgate-Palmolive Co.	72,078	4,961,849
Electronic Arts, Inc.*	23,559	2,532,828
Equifax, Inc.	31,271	4,381,693
Facebook, Inc., Class A*	57,113	11,722,443
Fidelity National Information Services, Inc.	14,022	1,950,320
GlycoMimetics, Inc.*	76,355	403,918
Goldman Sachs Group, Inc. (The)	4,181	961,337
Incyte Corp.*	27,866	2,433,259
International Game Technology plc	101,553	1,520,248
Intuit, Inc.	41,330	10,825,567
Ionis Pharmaceuticals, Inc.*	37,017	2,236,197
MacroGenics, Inc.*	71,675	779,824
Maxim Integrated Products, Inc.	125,949	7,747,123
Microsoft Corp.	17,069	2,691,781
PayPal Holdings, Inc.*	59,634	6,450,610
Phathom Pharmaceuticals, Inc.*	33,525	1,043,968
S&P Global, Inc.	45,349	12,382,544
Sage Therapeutics, Inc.*	20,793	1,501,047
Sarepta Therapeutics, Inc.*	15,622	2,015,863
United Parcel Service, Inc., Class B	37,696	4,412,694
Veracyte, Inc.*	39,029	1,089,690
Walt Disney Co. (The)	43,196	6,247,437
Zimmer Biomet Holdings, Inc.	25,452	3,809,655

		165,601,454

Total Common Stocks (98.0%) (Cost $198,829,712)		331,025,799

PREFERRED STOCK:
India (0.0%)
Zee Entertainment Enterprises Ltd.,6.000% (Cost $—)	182,890	14,093

SHORT-TERM INVESTMENT:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	357,057	357,164

Total Short-Term Investment (0.1%) (Cost $357,164)		357,164

Total Investments in Securities (98.1%) (Cost $199,186,876)		331,397,056
Other Assets Less Liabilities (1.9%)		6,346,286

Net Assets (100%)		$337,743,342

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

*	Non-income producing.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)

All or a portion of security is on loan at December 31, 2019, the Portfolio had loaned securities with a total value of $582,430. This was collateralized by $638,976 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/9/20 - 2/15/49.

Glossary:

ADR	— American Depositary Receipt

Sector Weightings as of December 31, 2019	Market Value	% of Net Assets
Information Technology	$80,200,548	23.7%
Communication Services	50,915,629	15.1
Financials	48,055,165	14.2
Health Care	45,437,067	13.5
Industrials	44,325,380	13.1
Consumer Discretionary	43,058,131	12.7
Consumer Staples	10,297,968	3.1
Real Estate	8,750,004	2.6
Investment Company	357,164	0.1
Cash and Other	6,346,286	1.9

		100.0%

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Brazil	$1,927,166	$—	$—	$1,927,166
China	6,477,846	—	—	6,477,846
France	—	39,909,919	—	39,909,919
Germany	—	20,203,361	—	20,203,361
India	6,623,092	8,750,004	—	15,373,096
Italy	—	816,768	—	816,768
Japan	—	48,503,202	—	48,503,202
Netherlands	2,206,698	—	—	2,206,698
Spain	—	5,846,852	—	5,846,852
Sweden	—	8,173,113	—	8,173,113
Switzerland	—	4,789,490	—	4,789,490
United Kingdom	965,789	10,231,045	—	11,196,834
United States	165,601,454	—	—	165,601,454
Preferred Stock
India	—	14,093	—	14,093
Short-Term Investment
Investment Company	357,164	—	—	357,164

Total Assets	$184,159,209	$147,237,847	$—	$331,397,056

Total Liabilities	$—	$—	$—	$—

Total	$184,159,209	$147,237,847	$—	$331,397,056

See Notes to Financial Statements.

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EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(9,026)	$(9,026)

Total	$(9,026)	$(9,026)

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $362,000 for twelve days during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$64,393,756
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$58,126,828

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$136,492,179
Aggregate gross unrealized depreciation	(4,662,468)

Net unrealized appreciation	$131,829,711

Federal income tax cost of investments in securities and derivative instruments, if applicable	$199,567,345

For the year ended December 31, 2019, the Portfolio incurred approximately $1,763 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x): (Cost $199,186,876)	$331,397,056
Cash	6,112,000
Receivable for securities sold	738,426
Dividends, interest and other receivables	316,751
Receivable for Portfolio shares sold	176,624
Securities lending income receivable	240
Other assets	1,275

Total assets	338,742,372

LIABILITIES
Foreign currency overdraft payable	3,155
Payable for Portfolio shares redeemed	371,334
Payable for securities purchased	221,886
Investment management fees payable	205,964
Distribution fees payable – Class IB	55,531
Accrued India taxes	40,346
Administrative fees payable	27,017
Distribution fees payable – Class IA	15,266
Accrued expenses	58,531

Total liabilities	999,030

NET ASSETS	$337,743,342

Net assets were comprised of:
Paid in capital	$207,321,989
Total distributable earnings (loss)	130,421,353

Net assets	$337,743,342

Class IA
Net asset value, offering and redemption price per share, $72,102,045 / 3,344,930 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.56

Class IB
Net asset value, offering and redemption price per share, $265,641,297 / 12,327,947 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.55

(x)	Includes value of securities on loan of $582,430.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $338,612 foreign withholding tax)	$4,337,168
Interest	121,666
Securities lending (net)	52,561

Total income	4,511,395

EXPENSES
Investment management fees	2,559,456
Distribution fees – Class IB	581,445
Administrative fees	287,707
Distribution fees – Class IA	171,333
Professional fees	63,907
Custodian fees	48,000
Printing and mailing expenses	38,890
Trustees’ fees	9,290
Miscellaneous	18,414

Gross expenses	3,778,442
Less: Waiver from investment manager	(313,203)

Net expenses	3,465,239

NET INVESTMENT INCOME (LOSS)	1,046,156

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(1,236,466)
Forward foreign currency contracts	(9,026)
Foreign currency transactions	28,769

Net realized gain (loss)	(1,216,723)

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $40,346 on unrealized appreciation on investments)	79,392,021
Foreign currency translations	(4,143)

Net change in unrealized appreciation (depreciation)	79,387,878

NET REALIZED AND UNREALIZED GAIN (LOSS)	78,171,155

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$79,217,311

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,046,156	$1,467,269
Net realized gain (loss)	(1,216,723)	17,152,294
Net change in unrealized appreciation (depreciation)	79,387,878	(57,281,251)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	79,217,311	(38,661,688)

Distributions to shareholders:
Class IA	(234,068)	(2,128,848)
Class IB	(847,988)	(6,543,838)

Total distributions to shareholders	(1,082,056)	(8,672,686)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 269,220 and 706,656 shares, respectively ]	5,236,651	14,144,266
Capital shares issued in reinvestment of dividends and distributions [ 11,000 and 123,560 shares, respectively ]	234,068	2,128,848
Capital shares repurchased [ (648,804) and (1,085,553) shares, respectively ]	(12,639,964)	(21,894,907)

Total Class IA transactions	(7,169,245)	(5,621,793)

Class IB
Capital shares sold [ 1,536,202 and 1,743,254 shares, respectively ]	29,732,255	34,098,179
Capital shares issued in reinvestment of dividends and distributions [ 39,861 and 379,944 shares, respectively ]	847,988	6,543,838
Capital shares repurchased [ (787,720) and (670,111) shares, respectively ]	(15,375,269)	(13,195,654)

Total Class IB transactions	15,204,974	27,446,363

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	8,035,729	21,824,570

TOTAL INCREASE (DECREASE) IN NET ASSETS	86,170,984	(25,509,804)
NET ASSETS:
Beginning of year	251,572,358	277,082,162

End of year	$337,743,342	$251,572,358

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$16.50	$19.72	$14.61	$14.73	$14.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.11	0.05	0.09	0.06
Net realized and unrealized gain (loss)	5.06	(2.74)	5.16	(0.09)	0.40

Total from investment operations	5.13	(2.63)	5.21	— #	0.46

Less distributions:
Dividends from net investment income	(0.07)	(0.07)	(0.10)	(0.12)	(0.04)
Distributions from net realized gains	—	(0.52)	—	—	—

Total dividends and distributions	(0.07)	(0.59)	(0.10)	(0.12)	(0.04)

Net asset value, end of year	$21.56	$16.50	$19.72	$14.61	$14.73

Total return	31.09%	(13.45)%	35.67%	(0.02)%	3.22%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$72,102	$61,264	$78,260	$49,643	$53,805
Ratio of expenses to average net assets:
After waivers (f)	1.15%	1.19%	1.20%	1.23%	1.25%
Before waivers (f)	1.25%	1.33%	1.37%	1.39%	1.39%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.36%	0.55%	0.27%	0.61%	0.39%
Before waivers (f)	0.26%	0.40%	0.09%	0.45%	0.25%
Portfolio turnover rate^	20%	18%	13%	18%	17%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$16.49	$19.71	$14.61	$14.72	$14.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.10	0.05	0.08	0.05
Net realized and unrealized gain (loss)	5.06	(2.73)	5.15	(0.07)	0.40

Total from investment operations	5.13	(2.63)	5.20	0.01	0.45

Less distributions:
Dividends from net investment income	(0.07)	(0.07)	(0.10)	(0.12)	(0.04)
Distributions from net realized gains	—	(0.52)	—	—	—

Total dividends and distributions	(0.07)	(0.59)	(0.10)	(0.12)	(0.04)

Net asset value, end of year	$21.55	$16.49	$19.71	$14.61	$14.72

Total return	31.11%	(13.46)%	35.60%	0.05%	3.15%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$265,641	$190,308	$198,822	$138,783	$134,638
Ratio of expenses to average net assets:
After waivers (f)	1.15%	1.19%	1.20%	1.23%	1.25%
Before waivers (f)	1.25%	1.33%	1.37%	1.39%	1.39%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.34%	0.50%	0.26%	0.59%	0.36%
Before waivers (f)	0.24%	0.36%	0.09%	0.44%	0.22%
Portfolio turnover rate^	20%	18%	13%	18%	17%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”).

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	8.12%	3.41%	2.68%
Portfolio – Class K Shares*	8.46	3.66	2.94
Bloomberg Barclays World Government Inflation-Linked Bond Index	8.38	4.08	3.36

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.12% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Bloomberg Barclays World Government Inflation-Linked Bond Index, which returned 8.38% over the same period.

Portfolio Highlights

What helped performance during the year:

•	U.S. real interest rate strategies, German nominal interest rate strategies and UK and French breakeven strategies all added to performance for the period.

•	Positions in investment-grade corporate credit and securitized debt were beneficial.

•	Tactical exposure to emerging market currencies also benefited Portfolio performance.

What hurt performance during the year:

•	Nominal interest rate strategies in the U.S., France, and Italy, as well as UK real interest rate strategies, detracted from Portfolio performance for the period.

How derivatives contributed/detracted from performance during the year:

•

Nominal U.S. and eurozone interest rate strategies, which were partially implemented through the use of futures and options, were negative to performance. Additionally, currency exposure, partially facilitated through the use of currency forwards, added to performance.

•

Derivatives are used in the portfolio as a means to gain or decrease exposure to securities, markets, or sectors, as a substitute for exposure that may not otherwise be accessible through the use of cash bonds, for purposes of liquidity, or to take advantage of anticipated changes in market volatility.

Portfolio Positioning and Outlook — Pacific Investment Management Company, LLC

•	Duration and curve: Favor U.S. rates given more attractive valuations and potential for capital appreciation, but a neutral position in UK and European duration.

•

Global inflation-linked bonds (ILB’s): We view inflation valuations in the UK and Europe as generally rich on a breakeven basis and prefer a short bias overall while exploiting relative value opportunities across countries and real and breakeven curves.

•	Breakeven inflation (BEI): We were overweight the front-end of U.S. breakevens as they are pricing a recessionary scenario which is not our short-term outlook.

•	Spread sectors: Overweight U.S. Agency mortgage-backed securities (MBS), given attractive valuations and yield pickup.

•	Currency: Tactical in currency exposures, we prefer to emphasize a diversified basket of higher carry emerging market currencies.

We believe recession risks have diminished, and we are more confident in our baseline forecast of a moderate recovery in global growth this year. The constructive view is driven by a de-escalation of the U.S.-China trade war, additional global central bank easing, and some initial signs of stabilization in growth.

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In the U.S. we continue to expect real U.S. gross domestic product (GDP) growth to slow to a 1.5% to 2.0% range in 2020, from an estimated 2.3% pace in 2019. Domestic and global government and central bank policy actions to ease financial conditions, lower rates, and stimulate growth may contribute to growth in the second half of 2020. Despite the announced small reduction in tariff rates on some Chinese goods, we expect core consumer price inflation to firm modestly further in the next few months, before moderating in the later part of 2020.

For the eurozone, we see the continuation of a 1% growth, 1% inflation economy – supported by an improving global trade environment and ongoing support from monetary and fiscal conditions. We believe spillover from manufacturing weakness into the broader market, and lingering uncertainty over a fragile trade truce between U.S. and China, will likely limit the upside. Meanwhile, inflation looks set to remain low as wage inflation is likely to flatline ahead in an environment of weaker growth, and as corporate pricing is likely to remain cautious in the current uncertain growth environment. On policy, we do not expect any new measures from the European Central Bank, which is likely to keep the policy rate at -0.50% and continue net asset purchase of €20 billion per month through the forecast horizon.

In the UK, we expect real growth of 0.75% to 1.25% in 2020, modestly below trend. Japan’s GDP growth is expected to slow to a 0.25% to 0.75% range in 2020 from an estimated 0.9% this year. In China, we see growth slowing into a 5.0% to 6.0% range in 2020 from an estimated 6.1% in 2019.

Portfolio Characteristics As of December 31, 2019
Weighted Average Life (Years)	12.74
Weighted Average Coupon (%)	1.25
Weighted Average Effective Duration (Years)*	12.68
Weighted Average Rating**	AA

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2019	% of Net Assets
U.S. Treasury Obligations	65.2%
Foreign Government Securities	55.1
Mortgage-Backed Securities	14.2
Asset-Backed Securities	5.0
Financials	3.9
Collateralized Mortgage Obligations	2.8
Commercial Mortgage-Backed Securities	0.6
Options Purchased	0.0 #
Cash and Other	(46.8)

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,011.80	$9.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,015.65	9.63
Class K
Actual	1,000.00	1,013.20	8.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.86	8.41

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.90% and 1.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (5.0%)
CIT Mortgage Loan Trust,
Series 2007-1 1M1 3.292%, 10/25/37 (l)§	$200,000	$200,005
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE4 M3 2.252%, 10/25/35 (l)	100,000	94,030
Countrywide Asset-Backed Certificates,
Series 2004-ECC1 M2 2.842%, 9/25/34 (l)	39,877	39,933
Series 2007-1 1A 1.932%, 7/25/37 (l)	111,349	98,955
Series 2007-6 1A 1.992%, 9/25/37 (l)	24,498	20,580
Series 2007-8 1A1 1.982%, 11/25/37 (l)	252,742	240,381
Credit-Based Asset Servicing & Securitization LLC,
Series 2007-CB6 A3 2.043%, 7/25/37 (l)§	423,978	284,111
Crown Point CLO 5 Ltd.,
Series 2018-5A A 2.942%, 7/17/28 (l)§	200,000	198,680
CWABS Asset-Backed Certificates Trust,
Series 2007-12 1A1 2.532%, 8/25/47 (l)	65,261	64,961
Evans Grove CLO Ltd.,
Series 2018-1A A1 2.834%, 5/28/28 (l)§	300,000	298,164
Figueroa CLO Ltd.,
Series 2013-2A A1RR 2.758%, 6/20/27 (l)§	67,454	67,470
Greystone CRE Notes Ltd.,
Series 2019-FL2 A 3.442%, 9/15/37 (l)§	100,000	99,938
GSAA Trust,
Series 2006-7 AF4A 6.220%, 3/25/46 (e)	32,986	25,321
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2007-A 1A 2.012%, 4/25/37 (l)	28,848	22,847
HSI Asset Securitization Corp. Trust,
Series 2007-WF1 1A1 1.952%, 5/25/37 (l)	78,531	76,183
JMP Credit Advisors CLO IIIR Ltd.,
Series 2014-1RA A 2.852%, 1/17/28 (l)§	250,000	248,885
LoanCore Issuer Ltd.,
Series 2019-CRE2 A 2.870%, 5/15/36 (l)§	100,000	100,000
Long Beach Mortgage Loan Trust,
Series 2006-7 2A2 1.912%, 8/25/36 (l)	84,906	44,856
MASTR Asset-Backed Securities Trust,
Series 2006-WMC4 A5 1.942%, 10/25/36 (l)	132,350	60,282
Mountain View CLO X Ltd.,
Series 2015-10A AR 2.821%, 10/13/27 (l)§	180,000	179,667
New Century Home Equity Loan Trust,
Series 2004-4 M1 2.557%, 2/25/35 (l)	$81,801	$80,963
Option One Mortgage Loan Trust,
Series 2004-3 M2 2.647%, 11/25/34 (l)	20,126	19,782
Palmer Square Loan Funding Ltd.,
Series 2019-4A A1 2.836%, 10/24/27 (l)§	500,000	500,137
RAAC Trust,
Series 2007-SP3 A1 2.992%, 9/25/47 (l)	22,504	22,308
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-HE1 A2C 1.952%, 7/25/36 (l)	197,927	99,224
Series 2006-HE2 A2C 1.942%, 7/25/36 (l)	58,139	30,677
Shackleton CLO Ltd.,
Series 2016-9A AR 3.096%, 10/20/28 (l)§	400,000	399,995
Soundview Home Loan Trust,
Series 2007-OPT1 1A1 1.992%, 6/25/37 (l)	146,044	113,043
Series 2007-OPT2 2A3 1.972%, 7/25/37 (l)	81,582	75,984
SpringCastle Funding Asset-Backed Notes,
Series 2019-AA A 3.200%, 5/27/36§	253,532	255,575
STWD Ltd.,
Series 2019-FL1 A 2.820%, 7/15/38 (l)§	300,000	299,812
TICP CLO III-2 Ltd.,
Series 2018-3R A 2.806%, 4/20/28 (l)§	260,000	259,250
Towd Point Mortgage Trust,
Series 2019-SJ3 A1 3.000%, 11/25/59 (l)§	488,118	489,718
Venture XII CLO Ltd.,
Series 2012-12A ARR 2.714%, 2/28/26 (l)§	194,276	194,163

Total Asset-Backed Securities		5,305,880

Collateralized Mortgage Obligations (2.8%)
Alternative Loan Trust,
Series 2005-29CB A4 5.000%, 7/25/35	72,477	62,015
Series 2006-HY11 A1 1.912%, 6/25/36 (l)	132,972	126,534
Series 2007-1T1 1A1 6.000%, 3/25/37	216,686	148,683
Series 2007-4CB 1A35 6.000%, 4/25/37	57,012	56,713
Alternative Loan Trust Resecuritization,
Series 2008-2R 1A1 6.000%, 8/25/37 (l)	73,648	72,797
CHL Mortgage Pass-Through Trust,
Series 2007-1 A1 6.000%, 3/25/37	75,041	62,112

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Citigroup Mortgage Loan Trust,
Series 2007-AR4 1A1A 4.540%, 3/25/37 (l)		$110,353	$108,640
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-NCM2 1CB1 5.500%, 8/25/34		11,311	11,461
Credit Suisse Mortgage Capital Certificates,
Series 2019-RPL4 A1 3.830%, 8/26/58§		95,003	95,750
CSMC Trust,
Series 2007-4R 1A1 5.938%, 10/26/36 (l)§		6,856	6,529
Series 2015-3R 5A2 1.942%, 9/29/36 (l)§		346,888	335,170
Series 2019-RPL8 A1 3.322%, 10/25/58 (l)§		195,916	196,167
DSLA Mortgage Loan Trust,
Series 2005-AR6 2A1A 2.054%, 10/19/45 (l)		62,083	60,336
GNMA,
Series 2016-H17 FC 2.604%, 8/20/66 (l)		257,710	259,557
GSR Mortgage Loan Trust,
Series 2004-12 3A6 4.132%, 12/25/34 (l)		9,580	9,708
Series 2005-AR4 6A1 4.657%, 7/25/35 (l)		60,342	61,508
Hawksmoor Mortgages,
Series 2019-1A A 1.761%, 5/25/53 (l)§	GBP	383,335	508,914
JP Morgan Alternative Loan Trust,
Series 2006-A1 1A1 2.252%, 3/25/36 (l)		$110,563	108,652
JP Morgan Mortgage Trust,
Series 2005-A2 5A2 4.304%, 4/25/35 (l)		14,665	15,072
Lehman Mortgage Trust,
Series 2005-3 4A1 5.170%, 1/25/36 (l)		20,463	20,620
Lehman XS Trust,
Series 2007-20N A1 2.942%, 12/25/37 (l)		247,573	243,014
New Residential Mortgage Loan Trust,
Series 2018-3A A1 4.500%, 5/25/58 (l)§		78,248	82,527
RALI Trust,
Series 2007-QH8 A 3.255%, 10/25/37 (l)		49,515	46,361
Residential Asset Securitization Trust,
Series 2006-A10 A5 6.500%, 9/25/36		141,944	94,917
Sequoia Mortgage Trust,
Series 6 A 2.404%, 4/19/27 (l)		134,451	132,653
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
Series 2006-5 2CB1 6.000%, 7/25/36		36,162	32,482

Total Collateralized Mortgage Obligations			2,958,892

Commercial Mortgage-Backed Securities (0.6%)
Bancorp Commercial Mortgage Trust,
Series 2019-CRE6 A 2.815%, 9/15/36 (l)§		$397,461	$397,707
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2019-FL12 A 3.190%, 12/15/31 (l)§		200,000	200,004

Total Commercial Mortgage-Backed Securities			597,711

Corporate Bonds (3.9%)
Financials (3.9%)
Banks (0.4%)
Nordea Kredit Realkreditaktieselskab
1.000%, 10/1/50 (m)	DKK	2,896,518	426,730

Consumer Finance (0.2%)
Ford Motor Credit Co. LLC 3.550%, 10/7/22		$200,000	201,496

Thrifts & Mortgage Finance (3.3%)
Jyske Realkredit A/S
Series 411E 1.500%, 10/1/50 (m)	DKK	2	—
Series CCE 1.000%, 10/1/50 (m)		299,530	44,180
Series CCE. 1.000%, 10/1/50		9,300,000	1,359,455
Nykredit Realkredit A/S
Series 01EE 1.000%, 10/1/50 (m)		10,699,715	1,564,166
Series CCE 1.000%, 10/1/50 (m)		3,984,522	586,983

			3,554,784

Total Financials			4,183,010

Total Corporate Bonds			4,183,010

Foreign Government Securities (55.0%)
Australia Government Bond
1.250%, 2/21/22 TIPS (m)	AUD	1,249,020	905,231
3.000%, 9/20/25 TIPS (m)		1,419,984	1,171,377
Canada Government Real Return Bond
1.500%, 12/1/44 TIPS	CAD	153,605	148,823
1.250%, 12/1/47 TIPS		443,150	421,143
0.500%, 12/1/50 TIPS		262,741	211,503
Canadian Government Bond
4.250%, 12/1/21 TIPS		2,400,444	1,988,932
3.000%, 12/1/36 TIPS		663,115	729,443
France Government Bond OAT
0.100%, 7/25/21 TIPS (m)	EUR	556,580	638,137
1.100%, 7/25/22 TIPS (m)		2,333,618	2,796,821
0.100%, 3/1/25 TIPS (m)		687,182	821,316
0.700%, 7/25/30 TIPS (m)		766,089	1,018,993
0.100%, 7/25/36 TIPS (m)		1,899,156	2,441,986
1.800%, 7/25/40 TIPS (m)		600,920	1,042,138
Japanese Government CPI Linked Bonds
0.100%, 3/10/26 TIPS	JPY	142,616,600	1,340,456
0.100%, 3/10/27 TIPS		71,515,500	675,138
0.100%, 3/10/28 TIPS		120,489,880	1,140,250
0.100%, 3/10/29 TIPS		81,447,930	770,779

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Kingdom of Denmark
0.100%, 11/15/23 TIPS	DKK	3,116,398	$499,388
Kingdom of Spain 0.150%, 11/30/23 TIPS	EUR	3,916,090	4,607,129
1.450%, 4/30/29 (m)		700,000	858,644
1.000%, 11/30/30 TIPS (m)		1,100,327	1,458,213
Kingdom of Sweden 0.250%, 6/1/22TIPS (m)	SEK	700,000	84,879
1.000%, 6/1/25TIPS (m)		500,000	66,126
0.125%, 6/1/26TIPS		1,050,000	134,543
New Zealand Government Bond
3.000%, 4/15/20 (m)	NZD	100,000	67,674
2.000%, 9/20/25 TIPS (m)		437,200	321,093
2.500%, 9/20/35 TIPS (m)		106,670	88,974
Republic of Argentina
(ARLLMONP + 0.00%), 81.781%, 6/21/20 (k)(r)	ARS	7,330,000	62,563
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.00%), 52.564%, 4/3/22 (k)(r)		250,000	2,079
Republic of Italy 1.650%, 4/23/20 TIPS (m)	EUR	99,360	112,643
2.600%, 9/15/23 TIPS (m)		730,826	911,196
2.350%, 9/15/24 TIPS (m)		2,703,994	3,396,948
2.550%, 9/15/41 TIPS (m)		461,763	662,765
3.850%, 9/1/49 (m)		400,000	581,494
Republic of Peru 5.940%, 2/12/29 (m)	PEN	400,000	135,623
6.150%, 8/12/32 (m)		600,000	204,490
U.K. Treasury Inflation Linked Bonds
7.403%, 7/17/24 TIPS	GBP	52,000	248,592
0.125%, 3/22/26 TIPS (m)		1,035,757	1,598,022
1.250%, 11/22/27 TIPS (m)		2,154,946	3,766,663
8.830%, 7/22/30 TIPS		17,000	84,591
1.250%, 11/22/32 TIPS (m)		1,571,586	3,189,116
0.750%, 3/22/34 TIPS (m)		81,287	160,481
0.625%, 3/22/40 TIPS (m)		134,129	292,037
0.125%, 8/10/41 TIPS (m)		404,434	830,934
0.125%, 3/22/44 TIPS (m)		479,196	1,021,943
0.125%, 3/22/46 TIPS (m)		1,756,323	3,850,419
0.750%, 11/22/47 TIPS (m)		908,577	2,327,305
0.125%, 8/10/48 TIPS (m)		190,235	432,303
0.250%, 3/22/52 TIPS (m)		410,342	1,016,352
1.250%, 11/22/55 TIPS (m)		577,213	1,910,035
0.125%, 11/22/56 TIPS (m)		334,402	864,933
0.125%, 3/22/58 TIPS (m)		342,755	900,122
0.375%, 3/22/62 TIPS (m)		97,287	290,846
0.125%, 11/22/65 TIPS (m)		858,650	2,555,370
0.125%, 3/22/68 TIPS (m)		220,983	694,395
United Mexican States 4.500%, 11/22/35 TIPS	MXN	1,920,757	115,111

Total Foreign Government Securities			58,668,500

Mortgage-Backed Securities (14.2%)
FNMA/FHLMC UMBS, 30 Year, Single Family
3.000%, 1/25/50 TBA		$1,000,000	1,014,375
3.000%, 2/25/50 TBA		2,900,000	2,939,875
3.500%, 2/25/50 TBA		5,100,000	5,245,828
4.000%, 2/25/50 TBA		5,700,000	5,932,008

Total Mortgage-Backed Securities			15,132,086

U.S. Treasury Obligations (65.2%)
U.S. Treasury Inflation Linked Bonds
2.375%, 1/15/25 TIPS (z)		5,993,448	6,678,594
2.000%, 1/15/26 TIPS		383,794	426,627
2.375%, 1/15/27 TIPS		1,276,110	1,472,256
1.750%, 1/15/28 TIPS		1,101,875	1,237,972
2.125%, 2/15/40 TIPS		95,252	124,553
2.125%, 2/15/41 TIPS (v)		317,288	418,223
0.750%, 2/15/42 TIPS		216,391	224,900
0.625%, 2/15/43 TIPS		156,706	158,766
1.375%, 2/15/44 TIPS		1,689,441	1,995,186
0.750%, 2/15/45 TIPS		644,782	670,096
1.000%, 2/15/46 TIPS		1,650,872	1,819,427
0.875%, 2/15/47 TIPS		130,063	139,720
1.000%, 2/15/48 TIPS		2,718,552	3,015,322
1.000%, 2/15/49 TIPS		378,395	421,213
U.S. Treasury Inflation Linked Notes
1.250%, 7/15/20 TIPS		1,770,030	1,786,705
1.125%, 1/15/21 TIPS (z)		4,588,077	4,630,303
0.125%, 4/15/21 TIPS (z)		10,965,696	10,940,269
0.625%, 7/15/21 TIPS (v)		424,753	429,453
0.125%, 1/15/22 TIPS		45,481	45,449
0.125%, 4/15/22 TIPS (z)		8,344,886	8,331,953
0.125%, 1/15/23 TIPS		1,198,528	1,198,183
0.625%, 4/15/23 TIPS		3,108,150	3,155,723
0.500%, 4/15/24 TIPS		285,704	290,243
0.250%, 1/15/25 TIPS		1,143,019	1,152,781
0.375%, 7/15/25 TIPS		944,115	963,052
0.625%, 1/15/26 TIPS		3,444,099	3,549,243
0.125%, 7/15/26 TIPS		1,642,623	1,648,168
0.375%, 1/15/27 TIPS		3,323,892	3,375,105
0.375%, 7/15/27 TIPS		620,698	633,121
0.500%, 1/15/28 TIPS		2,379,767	2,441,795
0.750%, 7/15/28 TIPS (z)		4,223,906	4,444,386
0.875%, 1/15/29 TIPS		1,253,591	1,331,498
0.250%, 7/15/29 TIPS		362,185	365,509

Total U.S. Treasury Obligations			69,515,794

Total Long-Term Debt Securities (146.7%) (Cost $148,931,412)			156,361,873

SHORT-TERM INVESTMENTS:
Foreign Government Treasury Bills (0.1%)
Argentina Treasury Bills 423.43%, 2/26/20 (p)(r)	ARS	220,000	2,200
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 0.00%), 41.33%, 4/3/20 (k)(r)		860,000	10,968
223.39%, 5/13/20 (p)(r)		200,000	1,824
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.00%), 44.00%, 6/22/20 (k)(r)		380,000	4,950

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Federative Republic of Brazil
0.00%, 7/1/20 (p)	BRL	535,000	$130,262

Total Foreign Government Treasury Bills			150,204

Total Short-Term Investments (0.1%) (Cost $153,869)			150,204

	Number of Contracts		Value (Note 1)
OPTIONS PURCHASED:
Call Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
Euro-Bobl 02/21/2020 at EUR 139.00, American Style Notional Amount: EUR 3,900,000 Exchange Traded*		39	219
Euro-OAT 02/21/2020 at EUR 190.00, American Style Notional Amount: EUR 300,000 Exchange Traded*		3	33
Euro-Schatz 02/21/2020 at EUR 114.00, American Style Notional Amount: EUR 18,900,000 Exchange Traded*		189	1,060

			1,312

Put Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
Euro-Bund 02/21/2020 at EUR 157.00, American Style Notional Amount: EUR 2,300,000 Exchange Traded*		23	258

Total Options (0.0%) (Cost $1,713)			1,570

Total Investments in Securities (146.8%) (Cost $149,086,994)			156,513,647
Other Assets Less Liabilities (-46.8%)			(49,896,601)

Net Assets (100%)			$106,617,046

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2019, the market value of these securities amounted to $5,898,338 or 5.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2019. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $48,110,096 or 45.1% of net assets.

(p)	Yield to maturity.
(r)	Value determined using significant unobservable inputs.
(v)	All, or a portion of security held by broker as collateral for forward foreign currency contracts, with a total collateral value of $533,207.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:
ARLLMONP	—	Argentina Blended Policy Rate
ARS	—	Argentine Peso
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CLO	—	Collateralized Loan Obligation
COP	—	Colombian Peso
CPI	—	Consumer Price Index
DKK	—	Denmark Krone
EUR	—	European Currency Unit
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GBP	—	British Pound
GNMA	—	Government National Mortgage Association
IDR	—	Indonesian Rupiah
JPY	—	Japanese Yen
KRW	—	Korean (South) Won
MXN	—	Mexican Peso
NZD	—	New Zealand Dollar
PEN	—	Peruvian Sol
RUB	—	Russian Ruble
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security
TWD	—	New Taiwan Dollar
UMBS	—	Uniform Mortgage-Backed Securities
USD	—	United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Country Diversification As a Percentage of Total Net Assets
Argentina	0.1%
Australia	1.9
Brazil	0.1
Canada	3.3
Cayman Islands	2.7
Denmark	4.2
France	8.2
Germany	0.0 #
Italy	5.3
Japan	3.7
Mexico	0.1
New Zealand	0.5
Peru	0.3
Spain	6.5
Sweden	0.3
United Kingdom	24.9
United States	84.7
Cash and Other	(46.8)

100.0%

#	Percent shown is less than 0.05%.

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-BTP	4	3/2020	EUR	639,190	(7,227)
Euro-Bund	49	3/2020	EUR	9,370,693	(138,774)
Long Gilt	36	3/2020	GBP	6,264,934	(53,238)
Short-Term Euro-BTP	39	3/2020	EUR	4,918,396	6,262
U.S. Treasury 10 Year Ultra Note	16	3/2020	USD	2,251,250	(7,108)

					(200,085)

Short Contracts
Australia 10 Year Bond	(1)	3/2020	AUD	(100,321)	1,785
Australia 3 Year Bond	(12)	3/2020	AUD	(968,530)	6,396
Euro-Bobl	(47)	3/2020	EUR	(7,044,960)	20,265
Euro-Buxl	(12)	3/2020	EUR	(2,670,274)	68,088
Euro-OAT	(3)	3/2020	EUR	(547,737)	7,170
Euro-Schatz	(164)	3/2020	EUR	(20,585,909)	22,260
Japan 10 Year Bond	(1)	3/2020	JPY	(1,400,580)	1,155
U.S. Treasury 5 Year Note	(43)	3/2020	USD	(5,100,203)	25,811
U.S. Treasury Long Bond	(38)	3/2020	USD	(5,924,438)	137,400
U.S. Treasury Ultra Bond	(6)	3/2020	USD	(1,089,938)	30,745

					321,075

					120,990

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
DKK	4,695,000	USD	697,585	Bank of America	1/2/2020	7,174
DKK	29,984,292	USD	4,479,582	Barclays Bank plc	1/2/2020	21,314
BRL	2,264,289	USD	535,041	Deutsche Bank AG**	1/3/2020	27,838
BRL	535,000	USD	128,916	JPMorgan Chase Bank**	1/3/2020	4,080
USD	139,073	BRL	535,000	JPMorgan Chase Bank**	1/3/2020	6,078
EUR	528,000	USD	582,615	JPMorgan Chase Bank	1/10/2020	9,902
GBP	860,000	USD	1,112,053	JPMorgan Chase Bank	1/10/2020	27,335
MXN	9,744,000	USD	497,646	Bank of America	1/22/2020	16,201
BRL	2,264,289	USD	556,200	Bank of America**	2/4/2020	6,137
COP	1,867,800,000	USD	528,000	Goldman Sachs Bank USA**	2/14/2020	39,271
RUB	32,171,315	USD	501,814	Goldman Sachs Bank USA**	2/18/2020	13,573
IDR	7,283,855,500	USD	509,574	Deutsche Bank AG**	3/18/2020	11,447
KRW	584,315,193	USD	496,000	Bank of America**	3/18/2020	10,208
SGD	328,000	USD	239,919	Credit Suisse	3/18/2020	4,134
TWD	90,807	USD	3,000	Bank of America**	3/18/2020	40
TWD	15,677,270	USD	518,000	Barclays Bank plc**	3/18/2020	6,877
TWD	120,992	USD	4,000	Credit Suisse**	3/18/2020	50
MXN	9,744,000	USD	495,386	Barclays Bank plc	6/17/2020	7,464

Total unrealized appreciation						219,123

USD	5,153,466	DKK	34,747,243	Bank of America	1/2/2020	(62,389)
USD	556,884	BRL	2,264,289	Bank of America**	1/3/2020	(5,994)
USD	2,057,858	AUD	3,030,000	Bank of America	1/10/2020	(68,823)
USD	3,460,597	CAD	4,599,000	Bank of America	1/10/2020	(81,223)
USD	21,913,038	EUR	19,832,257	Barclays Bank plc	1/10/2020	(342,523)
USD	1,154,035	EUR	1,045,000	JPMorgan Chase Bank	1/10/2020	(18,654)
USD	490,689	GBP	377,000	Bank of America	1/10/2020	(8,787)
USD	27,237,474	GBP	21,039,774	Barclays Bank plc	1/10/2020	(637,491)
USD	2,409,816	JPY	262,200,000	Bank of America	1/10/2020	(4,329)
USD	1,530,185	JPY	167,300,000	Barclays Bank plc	1/10/2020	(10,191)
USD	450,631	NZD	696,000	Bank of America	1/10/2020	(17,958)
USD	338,928	PEN	1,137,545	Goldman Sachs Bank USA**	1/10/2020	(4,347)
USD	265,283	SEK	2,530,000	JPMorgan Chase Bank	1/10/2020	(4,934)
USD	506,182	MXN	9,744,000	Barclays Bank plc	1/22/2020	(7,665)
USD	93,642	MXN	1,886,000	Goldman Sachs Bank USA	1/28/2020	(5,717)
USD	499,594	KRW	587,932,530	Barclays Bank plc**	3/18/2020	(9,746)
USD	240,123	SGD	328,164	JPMorgan Chase Bank	3/18/2020	(4,053)
USD	525,932	TWD	15,886,316	Deutsche Bank AG**	3/18/2020	(5,943)
USD	4,508,037	DKK	29,984,292	Barclays Bank plc	4/1/2020	(20,989)
USD	127,776	BRL	535,000	JPMorgan Chase Bank**	7/2/2020	(4,107)

Total unrealized depreciation						(1,325,863)

Net unrealized depreciation						(1,106,740)

**	Non-deliverable forward.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Written Call Options Contracts as of December 31, 2019 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value ($)
Euro-Bund	Exchange Traded	12	EUR (1,200,000)	EUR 172.00	2/21/2020	(7,538)
U.S. Treasury 10 Year Note	Exchange Traded	14	USD (1,400,000)	USD 129.50	1/24/2020	(1,969)

						(9,507)

Written Put Options Contracts as of December 31, 2019 (Note 1):
Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value ($)
Euro-Bund	Exchange Traded	12	EUR (1,200,000)	EUR 172.00	2/21/2020	(27,863)
U.S. Treasury 10 Year Note	Exchange Traded	14	USD (1,400,000)	USD 129.50	1/24/2020	(17,062)

						(44,925)

Total Written Options Contracts (Premiums Received ($56,639))						(54,432)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Assets:
Asset-Backed Securities	$—	$5,305,880	$—	$5,305,880
Collateralized Mortgage Obligations	—	2,958,892	—	2,958,892
Commercial Mortgage-Backed Securities	—	597,711	—	597,711
Corporate Bonds
Financials	—	4,183,010	—	4,183,010
Foreign Government Securities	—	58,603,858	64,642	58,668,500
Forward Currency Contracts	—	219,123	—	219,123
Futures	327,337	—	—	327,337
Mortgage-Backed Security	—	15,132,086	—	15,132,086
Options Purchased
Call Options Purchased	1,312	—	—	1,312
Put Options Purchased	258	—	—	258
Short-Term Investments
Foreign Government Treasury Bills	—	130,262	19,942	150,204
U.S. Treasury Obligations	—	69,515,794	—	69,515,794

Total Assets	$328,907	$156,646,616	$84,584	$157,060,107

Liabilities:
Forward Currency Contracts	$—	$(1,325,863)	$—	$(1,325,863)
Futures	(206,347)	—	—	(206,347)
Options Written
Call Options Written	(9,507)	—	—	(9,507)
Put Options Written	(44,925)	—	—	(44,925)

Total Liabilities	$(260,779)	$(1,325,863)	$—	$(1,586,642)

Total	$68,128	$155,320,753	$84,584	$155,473,465

(a)	Securities with a market value of $64,642 transferred from Level 2 to Level 3 at the end of the period due to liquidity discount.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$328,907	*
Foreign exchange contracts	Receivables	219,123

Total		$548,030

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(260,779	)*
Foreign exchange contracts	Payables	(1,325,863)

Total		$(1,586,642)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$187,679	$(1,301,184)	$—	$(1,113,505)
Foreign exchange contracts	—	—	2,206,090	2,206,090

Total	$187,679	$(1,301,184)	$2,206,090	$1,092,585

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$1,574	$355,615	$—	$357,189
Foreign exchange contracts	—	—	(1,343,826)	(1,343,826)

Total	$1,574	$355,615	$(1,343,826)	$(986,637)

^ This Portfolio held forward foreign currency contracts, futures contracts and option contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held option contracts with an average notional balance of approximately $8,000 for ten months, forward foreign currency contracts with an average settlement value of approximately $122,410,000, and futures contracts with an average notional balance of approximately $64,571,000 during the year ended December 31, 2019.

See Notes to Financial Statements.

1365

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$39,760	$(39,760)	$—	$—
Barclays Bank plc	35,655	(35,655)	—	—
Credit Suisse	4,184	—	—	4,184
Deutsche Bank AG	39,285	(5,943)	—	33,342
Goldman Sachs Bank USA	52,844	(10,064)	—	42,780
JPMorgan Chase Bank	47,395	(31,748)	—	15,647

Total	$219,123	$(123,170)	$—	$95,953

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$249,503	$(39,760)	$—	$209,743
Barclays Bank plc	1,028,605	(35,655)	(533,207)	459,743
Deutsche Bank AG	5,943	(5,943)	—	—
Goldman Sachs Bank USA	10,064	(10,064)	—	—
JPMorgan Chase Bank	31,748	(31,748)	—	—

Total	$1,325,863	$(123,170)	$(533,207)	$669,486

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
BNP Paribas SA	1.95%	11/18/2019	5/18/2020	$(6,637,199)	$(6,631,209)
BNP Paribas SA	1.95	11/18/2019	5/18/2020	(4,410,300)	(4,437,883)
BNP Paribas SA	2.02	12/9/2019	3/6/2020	(4,616,414)	(4,626,635)
BNP Paribas SA	2.02	12/9/2019	3/6/2020	(10,896,604)	(10,946,538)
BNP Paribas SA	2.02	12/9/2019	3/6/2020	(8,294,873)	(8,332,885)

					$(34,975,150)

(1)	The average amount of borrowings while outstanding for 365 days during the year ended December 31,2019, was approximately $28,197,000 at a weighted average interest rate of 2.28%.
(2)	Payable for sale-buyback transactions includes $119,760 of deferred price drop on sale-buyback transactions.

	December 31, 2019
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$—	$—	$6,631,209	$6,631,209
U.S. Treasury Notes	—	—	23,906,058	4,437,883	28,343,941

Total Borrowings	$—	$—	$23,906,058	$11,069,092	$34,975,150

Gross amount of recognized liabilities for sale-buybacks					$34,975,150

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary by counterparty of sale-buyback transactions and collateral (received)/pledged as of December 31, 2019:

Counterparty	Payable for Sale-Buyback Transactions	Collateral Pledged (Sale-buyback positions)	Cash Collateral (Received)/ Pledged	Net Exposure (3)
BNP Paribas SA	$(34,975,150)	$35,030,434	$—	$55,284

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$237,936,628
Long-term U.S. government debt securities	48,684,434

$286,621,062

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$214,971,764
Long-term U.S. government debt securities	30,508,427

$245,480,191

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,264,944
Aggregate gross unrealized depreciation	(2,445,685)

Net unrealized appreciation	$6,819,259

Federal income tax cost of investments in securities and derivative instruments, if applicable	$148,654,206

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $149,086,994)	$156,513,647
Cash	245,551
Foreign cash (Cost $242,899)	243,981
Cash held as collateral at broker for futures	434,000
Receivable for forward settling transactions	17,152,113
Receivable for securities sold	950,856
Dividends, interest and other receivables	264,836
Unrealized appreciation on forward foreign currency contracts	219,123
Due from broker for futures variation margin	118,264
Receivable for Portfolio shares sold	95,754
Receivable from investment manager	15,586
Other assets	403

Total assets	176,254,114

LIABILITIES
Payable for sale-buyback financing transactions	34,975,150
Payable for forward settling transactions	32,236,301
Unrealized depreciation on forward foreign currency contracts	1,325,863
Payable for securities purchased	914,835
Options written, at value (Premiums received $56,639)	54,432
Distribution fees payable – Class IB	15,825
Payable for Portfolio shares redeemed	4,064
Trustees’ fees payable	603
Accrued expenses	109,995

Total liabilities	69,637,068

NET ASSETS	$106,617,046

Net assets were comprised of:
Paid in capital	$105,112,433
Total distributable earnings (loss)	1,504,613

Net assets	$106,617,046

Class IB
Net asset value, offering and redemption price per share, $75,146,470 / 7,604,972 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.88

Class K
Net asset value, offering and redemption price per share, $31,470,576 / 3,169,371 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.93

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest	$1,654,180
Securities lending (net)	10

Total income	1,654,190

EXPENSES
Interest expense	751,613
Investment management fees	601,775
Distribution fees – Class IB	174,563
Custodian fees	121,000
Administrative fees	95,826
Professional fees	75,437
Printing and mailing expenses	28,119
Trustees’ fees	3,186
Miscellaneous	11,297

Gross expenses	1,862,816
Less: Waiver from investment manager	(184,351)

Net expenses	1,678,465

NET INVESTMENT INCOME (LOSS)	(24,275)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	935,956
Futures contracts	(1,301,184)
Forward foreign currency contracts	2,206,090
Foreign currency transactions	(345,778)
Options written	184,951
Securities sold short	(2,344)

Net realized gain (loss)	1,677,691

Change in unrealized appreciation (depreciation) on:
Investments in securities	6,977,392
Futures contracts	355,615
Forward foreign currency contracts	(1,343,826)
Foreign currency translations	(2,957)
Options written	1,717

Net change in unrealized appreciation (depreciation)	5,987,941

NET REALIZED AND UNREALIZED GAIN (LOSS)	7,665,632

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,641,357

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(24,275)	$795,564
Net realized gain (loss)	1,677,691	4,117,990
Net change in unrealized appreciation (depreciation)	5,987,941	(6,044,867)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,641,357	(1,131,313)

Distributions to shareholders:
Class IB	(2,616,402)	(1,573,223)
Class K	(1,173,096)	(776,479)

Total distributions to shareholders	(3,789,498)	(2,349,702)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,676,553 and 1,686,268 shares, respectively ]	16,913,981	16,405,561
Capital shares issued in reinvestment of dividends [ 264,768 and 165,348 shares, respectively ]	2,616,402	1,573,223
Capital shares repurchased [ (1,040,793) and (873,472) shares, respectively ]	(10,411,291)	(8,485,042)

Total Class IB transactions	9,119,092	9,493,742

Class K
Capital shares sold [ 712,496 and 451,786 shares, respectively ]	7,152,843	4,422,720
Capital shares issued in reinvestment of dividends [ 118,153 and 81,240 shares, respectively ]	1,173,096	776,479
Capital shares repurchased [ (640,921) and (443,006) shares, respectively ]	(6,496,626)	(4,319,861)

Total Class K transactions	1,829,313	879,338

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,948,405	10,373,080

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,800,264	6,892,065
NET ASSETS:
Beginning of year	91,816,782	84,924,717

End of year	$106,617,046	$91,816,782

See Notes to Financial Statements.

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STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2019

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/(decrease) in net assets from operations	$7,641,357
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investments in securities	(296,068,218)
Proceeds from disposition of investments in securities	255,753,525
Covers of investment securities sold short	(10,977,063)
Proceeds from investment securities sold short	10,974,719
Increase in payable for forward settling transactions	31,271,926
Increase in receivable for forward settling transactions	(17,152,113)
Change in unrealized (appreciation) depreciation on investments in securities	(6,977,392)
Change in unrealized (appreciation) depreciation on options written	(1,717)
Change in unrealized (appreciation) depreciation on forward foreign curreny contracts	1,343,826
Net realized (gain) loss on investments in securities	(935,956)
Net realized (gain) loss on securities sold short	2,344
Net amortization (accretion) of income	607,241
Increase in premiums received on options written	51,383
Increase in accrued expenses	9,770
Increase in distribution fees payable – Class IB	2,342
Decrease in securities lending income receviable	9
Increase in other assets	(27)
Decrease in trustees’ fees payable	(42)
Increase in dividends, interest and other receivables	(3,412)
Decrease in administrative fees payable	(7,526)
Increase in due from broker for futures variation margin	(9,116)
Increase in receivable from investment manager	(15,586)
Decrease in investment management fees payable	(44,369)
Decrease in payable for return of cash collateral on forward foreign currency contracts	(150,000)

Net cash provided (used) by operating activities	(24,684,095)

Cash flows provided (used) by financing activities:
Proceeds from shares sold	24,048,250
Payment for shares repurchased	(16,923,242)
Proceeds from sale-buyback transactions	874,504,204
Payments on sale-buyback transactions	(874,956,869)
Increase in payable for sale-buyback financing transactions	17,006,079

Net cash provided (used) by financing activities	23,678,422

Net increase/(decrease) in cash	(1,005,673)

Cash, foreign currency and restricted cash:
Beginning of year	1,929,205

End of year	$923,532

Supplemental disclosure of cash flow information:

For the year ended December 31, 2019, the Portfolio paid $751,613 in interest expense and had reinvestments of dividends and distributions in the amount of $3,789,498.

Reconciliation of cash and restricted cash to the Statement of Assets and Liabilities:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Cash	$245,551	$1,367,937
Foreign cash	243,981	280,065
Cash held as collateral at broker for futures	434,000	281,203

Total cash, foreign cash and restricted cash shown in the statement of cash flows	$923,532	$1,929,205

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.47	$9.84	$9.69	$9.26	$9.67

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)	0.08	0.12	0.09	0.04
Net realized and unrealized gain (loss)	0.78	(0.21)	0.16	0.85	(0.27)

Total from investment operations	0.77	(0.13)	0.28	0.94	(0.23)

Less distributions:
Dividends from net investment income	(0.35)	(0.24)	(0.10)	(0.49)	(0.13)
Distributions from net realized gains	(0.01)	—	—	(0.02)	(0.05)
Return of capital	—	—	(0.03)	—	—

Total dividends and distributions	(0.36)	(0.24)	(0.13)	(0.51)	(0.18)

Net asset value, end of year	$9.88	$9.47	$9.84	$9.69	$9.26

Total return	8.12%	(1.32)%	2.86%	10.35%	(2.36)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$75,148	$63,475	$56,357	$38,725	$25,420
Ratio of expenses to average net assets:
After waivers and reimbursements (f)(g)	1.75%	1.54%	1.29%	1.31%	1.12%
Before waivers and reimbursements (f)(g)	1.93%	1.64%	1.52%	1.49%	1.36%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.10)%	0.81%	1.21%	0.92%	0.42%
Before waivers and reimbursements (f)	(0.29)%	0.72%	0.98%	0.74%	0.18%
Portfolio turnover rate^	181%	66%	127%	108%	66%

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.51	$9.89	$9.71	$9.28	$9.67

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.10	0.14	0.12	0.05
Net realized and unrealized gain (loss)	0.79	(0.21)	0.17	0.85	(0.26)

Total from investment operations	0.81	(0.11)	0.31	0.97	(0.21)

Less distributions:
Dividends from net investment income	(0.38)	(0.27)	(0.10)	(0.52)	(0.13)
Distributions from net realized gains	(0.01)	—	—	(0.02)	(0.05)
Return of capital	—	—	(0.03)	—	—

Total dividends and distributions	(0.39)	(0.27)	(0.13)	(0.54)	(0.18)

Net asset value, end of year	$9.93	$9.51	$9.89	$9.71	$9.28

Total return	8.46%	(1.17)%	3.16%	10.63%	(2.15)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$31,471	$28,342	$28,568	$31,346	$28,098
Ratio of expenses to average net assets:
After waivers and reimbursements (f)(g)	1.50%	1.29%	1.04%	1.05%	0.87%
Before waivers and reimbursements (f)(g)	1.68%	1.39%	1.26%	1.22%	1.11%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.16%	1.05%	1.45%	1.17%	0.48%
Before waivers and reimbursements (f)	(0.02)%	0.95%	1.23%	0.99%	0.23%
Portfolio turnover rate^	181%	66%	127%	108%	66%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(g)

Includes interest expense of 0.75%, 0.54%, 0.29% and 0.12% for the years ended 2019, 2018, 2017 and 2015 respectively for each class. For the year ended 2016, includes interest expense of 0.31% and 0.30% for Class IB and Class K, respectively.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	8.42%	7.23%
Bloomberg Barclays U.S. TIPS Index	8.43	7.74

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.42% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. TIPS Index, which returned 8.43% over the same period.

Portfolio Highlights

What helped performance during the year:

•	U.S. and UK real interest rate strategies added to Portfolio performance.

•	U.S., UK, and eurozone breakeven strategies also benefited performance during the period.

•	Positions in investment grade corporate credit and securitized debt added to performance.

•	Tactical exposure to select emerging market currencies contributed as well.

What hurt performance during the year:

•	Nominal interest rate strategies in the U.S., eurozone, and the UK detracted from Portfolio performance during the period.

•	Positions in high yield corporate credit were detrimental to Portfolio performance.

How did derivatives contribute/detract from performance during the year?

•

Nominal interest rate strategies in the U.K and U.S., partially facilitated through interest rate swaps, swaptions, futures, and options detracted from performance. Additionally, currency exposure, partially facilitated through the use of currency forwards, was positive for performance overall. Finally, an overweight to investment grade credit, which was partially facilitated through the use of credit default swaps, was positive for performance as spreads tightened.

•

Derivatives are used in the portfolio as a means to gain or decrease exposure to securities, markets, or sectors, as a substitute for exposure that may not otherwise be accessible through the use of cash bonds, for purposes of liquidity, or to take advantage of anticipated changes in market volatility.

Portfolio Positioning and Outlook — Pacific Investment Management Company, LLC

•	Duration and curve: Favor U.S. rates given more attractive valuations and potential for capital appreciation in adverse market environments.

•	Breakeven inflation (BEI): Were overweight U.S. breakevens given cheap valuations versus long-term fair value.

•	Spread sectors: Were overweight U.S. Agency mortgage-backed securities (MBS) given attractive valuations and yield pickup.

•	Currency: Tactical in currency exposures, we prefer to emphasize a diversified basket of higher carry emerging market currencies.

We believe recession risks have diminished, and we are more confident in our baseline forecast of a moderate recovery in global growth this year. The constructive view is driven by a de-escalation of the U.S.-China trade war, additional global central bank easing, and some initial signs of stabilization in growth.

In the U.S. we continue to expect real U.S. gross domestic product (GDP) growth to slow to a 1.5% to 2.0% range in 2020, from an estimated 2.3% pace in 2019. Domestic and global government and central

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bank policy actions to ease financial conditions, lower rates, and stimulate growth may contribute to growth in the second half of 2020. Despite the announced small reduction in tariff rates on some Chinese goods, we expect core consumer price inflation to firm modestly further in the next few months, before moderating in the later part of 2020.

For the eurozone, we see the continuation of a 1% growth, 1% inflation economy – supported by an improving global trade environment and ongoing support from monetary and fiscal conditions. We believe spillover from manufacturing weakness into the broader market, and lingering uncertainty over a fragile trade truce between U.S. and China, will likely limit the upside. Meanwhile, inflation looks set to remain low as wage inflation is likely to flatline ahead in an environment of weaker growth, and as corporate pricing is likely to remain cautious in the current uncertain growth environment. On policy, we do not expect any new measures from the European Central Bank, which is likely to keep the policy rate at -0.50% and continue net asset purchase of €20 billion per month through the forecast horizon.

In the UK, we expect real growth of 0.75% to 1.25% in 2020, modestly below trend. Japan’s GDP growth is expected to slow to a 0.25% to 0.75% range in 2020 from an estimated 0.9% this year. In China, we see growth slowing into a 5.0% to 6.0% range in 2020 from an estimated 6.1% in 2019.

Sector Weightings as of December 31, 2019	% of Net Assets
U.S. Treasury Obligations	104.2%
U.S. Government Agency Securities	32.2
Mortgage-Backed Securities	15.0
Asset-Backed Securities	6.0
Collateralized Mortgage Obligations	5.6
Foreign Government Securities	3.5
Financials	1.6
Commercial Mortgage-Backed Securities	0.6
Utilities	0.4
Communication Services	0.4
Industrials	0.3
Consumer Discretionary	0.3
Energy	0.1
Health Care	0.1
Municipal Bond	0.0	#
Information Technology	0.0	#
Options Purchased	0.0	#
Cash and Other	(70.3)

	100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

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EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,020.30	$7.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.13	7.13

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.40%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (6.0%)
Argent Mortgage Loan Trust,
Series 2005-W1 A1 2.272%, 5/25/35 (l)		$27,353	$25,576
Catamaran CLO Ltd.,
Series 2013-1A AR 2.786%, 1/27/28 (l)§		250,000	248,832
C-BASS TRUST,
Series 2006-CB9 A1 1.852%, 11/25/36 (l)		2,164	1,345
CIFC Funding Ltd.,
Series 2015-2A AR 2.781%, 4/15/27 (l)§		218,888	218,893
CIT Mortgage Loan Trust,
Series 2007-1 1A 3.142%, 10/25/37 (l)§		23,987	24,111
Series 2007-1 1M1 3.292%, 10/25/37 (l)§		200,000	200,005
Citigroup Mortgage Loan Trust,
Series 2007-AMC2 A3A 1.872%, 1/25/37 (l)		4,845	3,549
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH3 A3 2.042%, 6/25/37 (l)		156,003	155,301
Countrywide Asset-Backed Certificates,
Series 2005-15 1AF6 3.793%, 4/25/36 (l)		49	49
Series 2006-19 2A3 2.042%, 3/25/37 (l)		40,000	37,076
Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB3 M4 2.842%, 5/25/35 (l)		25,000	24,771
CWABS Asset-Backed Certificates Trust, Series 2007-12 1A1 2.532%, 8/25/47 (l)		21,754	21,654
Ellington Loan Acquisition Trust,
Series 2007-1 A1 2.892%, 5/25/37 (l)§		31,834	31,907
Euro-Galaxy V CLO BV,
Series 2016-5A ARV 0.820%, 11/10/30 (l)§	EUR	250,000	279,457
FHLMC Structured Pass-Through Certificates, Series T-32 A1 1.922%, 8/25/31 (l)		$1,001	976
First Franklin Mortgage Loan Trust, Series 2005-FF12 M2 2.262%, 11/25/36 (l)		100,000	93,058
Fremont Home Loan Trust,
Series 2006-C 1A1 1.927%, 10/25/36 (l)		44,193	39,780
GSAMP Trust,
Series 2007-FM1 A2A 1.862%, 12/25/36 (l)		3,445	2,042
IndyMac INDB Mortgage Loan Trust,
Series 2006-1 A1 1.862%, 7/25/36 (l)		21,543	9,510
Jamestown CLO IV Ltd.,
Series 2014-4A A1AR 2.691%, 7/15/26 (l)§		71,957	71,958
Jamestown CLO V Ltd.,
Series 2014-5A AR 3.222%, 1/17/27 (l)§		163,349	163,352
Legacy Mortgage Asset Trust,
Series 2019-GS3 A1 3.750%, 4/25/59 (e)§		92,046	92,672
Lehman ABS Manufactured Housing Contract Trust,
Series 2001-B M2 7.170%, 4/15/40 (l)		46,525	38,348
Lehman XS Trust,
Series 2006-7 1A1A 1.952%, 5/25/36 (l)		45,792	46,757
Series 2006-8 3A4 4.831%, 6/25/36 (e)		19,146	19,530
LoanCore Issuer Ltd.,
Series 2019-CRE2 A 2.870%, 5/15/36 (l)§		100,000	100,000
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM4 A2A 1.872%, 9/25/37 (l)		912	519
Series 2007-HE2 A2A 1.912%, 2/25/37 (l)		10,407	4,189
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2 A1 1.842%, 11/25/36 (l)		387	188
NovaStar Mortgage Funding Trust, Series 2005-3 M2 2.497%, 1/25/36 (l)		75,000	74,094
OCP CLO Ltd.,
Series 2015-10A A1R 2.756%, 10/26/27 (l)§		100,000	99,913
OHA Credit Partners IX Ltd.,
Series 2013-9A A1R 2.976%, 10/20/25 (l)§		29,439	29,448
OZLME BV,
Series 1A AR 0.820%, 1/18/30 (l)§	EUR	400,000	443,449
Palmer Square Loan Funding Ltd., Series 2019-4A A1 2.836%, 10/24/27 (l)§		$250,000	250,069
Park Place Securities, Inc.,
Series 2005-WCW1 M2 2.262%, 9/25/35 (l)		101,804	100,962
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-WCW2 M3 2.842%, 10/25/34 (l)		150,000	149,292
Series 2005-WHQ4 M2 2.282%, 9/25/35 (l)		25,000	24,406
RAAC Trust,
Series 2006-SP3 M1 2.132%, 8/25/36 (l)		16,943	16,812
Renaissance Home Equity Loan Trust,
Series 2002-3 A 2.552%, 12/25/32 (l)		2,137	2,083
Saxon Asset Securities Trust,
Series 2007-3 1A 2.102%, 9/25/37 (l)		69,488	67,368
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-HE1 A2C 1.952%, 7/25/36 (l)		197,927	99,225

See Notes to Financial Statements.

1375

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EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Series 2007-HE1 A2A 1.852%, 12/25/36 (l)		$11,513	$3,769
SLM Student Loan Trust,
Series 2003-5 A5 2.640%, 6/17/24 (l)	EUR	7,569	8,475
Series 2004-2 A5 2.232%, 1/25/24 (l)		28,328	31,744
Series 2008-9 A 3.440%, 4/25/23 (l)		$89,341	89,835
SoFi Professional Loan Program LLC,
Series 2017-F A1FX 2.050%, 1/25/41§		33,895	33,877
Sound Point CLO XIV Ltd.,
Series 2016-3A AR 3.084%, 1/23/29 (l)§		400,000	399,998
Soundview Home Loan Trust,
Series 2006-NLC1 A1 1.852%, 11/25/36 (l)§		1,963	857
SpringCastle Funding Asset-Backed Notes,
Series 2019-AA A 3.200%, 5/27/36§		169,022	170,383
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-7XS 2A1A 3.191%, 4/25/35 (l)		6,271	6,231
STWD Ltd.,
Series 2019-FL1 A 2.820%, 7/15/38 (l)§		200,000	199,875
Towd Point Mortgage Trust,
Series 2019-HY2 A1 2.792%, 5/25/58 (l)§		77,125	77,179
United States Small Business Administration,
Series 2008-20H 1 6.020%, 8/1/28		10,159	10,958
Venture XX CLO Ltd.,
Series 2015-20A AR 2.821%, 4/15/27 (l)§		217,222	217,192
Voya CLO Ltd.,
Series 2014-3A A1R 2.660%, 7/25/26 (l)§		123,177	123,206
Z Capital Credit Partners CLO Ltd.,
Series 2015-1A A1R 2.951%, 7/16/27 (l)§		100,000	99,777

Total Asset-Backed Securities			4,785,882

Collateralized Mortgage Obligations (5.6%)
Alliance Bancorp Trust,
Series 2007-OA1 A1 2.032%, 7/25/37 (l)		37,221	34,192
Alternative Loan Trust,
Series 2005-62 2A1 3.239%, 12/25/35 (l)		1,607	1,460
Series 2006-OA11 A1B 1.982%, 9/25/46 (l)		100,193	94,401
Series 2006-OA19 A1 1.945%, 2/20/47 (l)		12,632	9,959
Series 2006-OC5 2A2B 1.902%, 6/25/46 (l)		2,997	2,943
Series 2007-1T1 1A1 6.000%, 3/25/37		144,457	99,122
Series 2007-4CB 1A35 6.000%, 4/25/37		57,012	56,713
Series 2007-OA7 A1A 1.972%, 5/25/47 (l)		5,383	5,124
American Home Mortgage Investment Trust,
Series 2005-2 4A1 3.407%, 9/25/45 (l)		2,747	2,777
Banc of America Funding Trust,
Series 2006-A 1A1 4.446%, 2/20/36 (l)		8,097	8,084
Series 2006-G 2A1 2.205%, 7/20/36 (l)		1,142	1,142
Series 2006-J 2A1 3.876%, 1/20/47 (l)		133,550	129,335
Series 2006-J 4A1 4.321%, 1/20/47 (l)		5,415	5,250
Banc of America Mortgage Trust,
Series 2005-E 2A1 4.664%, 6/25/35 (l)		1,588	1,516
Series 2006-A 2A1 4.333%, 2/25/36 (l)		6,969	6,515
Bear Stearns ALT-A Trust,
Series 2005-7 22A1 4.103%, 9/25/35 (l)		32,827	26,989
Series 2006-2 23A1 3.952%, 3/25/36 (l)		12,499	10,583
Bear Stearns ARM Trust,
Series 2004-10 13A1 3.851%, 1/25/35 (l)		5,842	5,819
Series 2005-1 2A1 4.242%, 3/25/35 (l)		7,398	7,535
Series 2005-9 A1 4.270%, 10/25/35 (l)		11,466	11,756
Series 2006-2 3A2 4.238%, 7/25/36 (l)		7,306	7,022
CHL Mortgage Pass-Through Trust,
Series 2005-19 1A6 5.500%, 8/25/35		1,856	1,729
Series 2006-6 A4 6.000%, 4/25/36		18,471	14,692
Series 2006-HYB3 3A1B 3.598%, 5/20/36 (l)		2,957	2,822
Series 2007-1 A1 6.000%, 3/25/37		53,600	44,366
Citigroup Mortgage Loan Trust,
Series 2006-AR1 2A1 4.140%, 3/25/36 (l)		10,030	10,125
Series 2007-10 22AA 4.169%, 9/25/37 (l)		14,139	13,800
Series 2019-C A1 3.228%, 9/25/59 (e)§		195,832	195,934
CSMC Mortgage-Backed Trust,
Series 2007-6 A1 6.420%, 10/25/37 (l)		191,578	168,378
CSMC Trust,
Series 2007-4R 1A1 5.938%, 10/26/36 (l)§		9,265	8,824
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB4 A1B1 1.892%, 10/25/36 (l)		288	220
Eurosail-UK plc,
Series 2007-3X A3A 1.729%, 6/13/45 (l)(m)	GBP	55,077	72,678

See Notes to Financial Statements.

1376

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EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Series 2007-3X A3C 1.729%, 6/13/45 (l)(m)	GBP	24,476	$32,118
FHLMC,
Series 278 F1 2.190%, 9/15/42 STRIPS (l)		$181,043	181,171
FHLMC Structured Pass-Through Certificates,
Series T-62 1A1 3.439%, 10/25/44 (l)		59,774	60,612
Series T-63 1A1 3.378%, 2/25/45 (l)		18,529	18,749
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA1 A1 3.840%, 6/25/34 (l)		4,934	4,976
Series 2006-FA8 1A7 6.000%, 2/25/37		13,234	9,303
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR3 2A1 4.664%, 8/25/35 (l)		7,165	5,972
FNMA,
Series 2003-W8 3F2 2.142%, 5/25/42 (l)		1,253	1,248
Series 2004-63 FA 1.942%, 8/25/34 (l)		788	781
Series 2006-30 KF 2.232%, 5/25/36 (l)		348	345
Series 2006-5 3A2 4.234%, 5/25/35 (l)		5,525	5,807
Series 2007-63 FC 2.142%, 7/25/37 (l)		164	164
GNMA,
Series 2017-H10 FB 3.629%, 4/20/67 (l)		90,224	91,353
Series 2018-H15 FG 2.266%, 8/20/68 (l)		191,729	187,810
Series 2019-20 FE 2.165%, 2/20/49 (l)		358,025	357,312
GreenPoint Mortgage Funding Trust,
Series 2005-AR5 1A1 2.332%, 11/25/45 (l)		7,549	6,647
Series 2006-AR4 A6A 1.972%, 9/25/46 (l)		87,402	83,595
GreenPoint MTA Trust,
Series 2005-AR1 A2 2.232%, 6/25/45 (l)		6,466	6,123
GSR Mortgage Loan Trust,
Series 2004-12 3A6 4.132%, 12/25/34 (l)		7,185	7,281
Series 2005-AR1 1A1 4.302%, 1/25/35 (l)		3,168	3,217
Series 2005-AR4 6A1 4.657%, 7/25/35 (l)		6,465	6,590
Series 2005-AR6 2A1 4.269%, 9/25/35 (l)		5,309	5,442
HarborView Mortgage Loan Trust,
Series 2005-13 2A11 2.324%, 2/19/36 (l)		2,866	2,359
Series 2005-2 2A1A 2.204%, 5/19/35 (l)		1,660	1,602
Series 2005-9 2A1A 2.105%, 6/20/35 (l)		2,805	2,798
Hawksmoor Mortgages,
Series 2019-1A A 1.761%, 5/25/53 (l)§	GBP	287,502	381,686
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1 2A1 4.430%, 11/25/35 (l)		$2,490	2,506
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR10 2A2A 2.572%, 5/25/34 (l)		839	813
Series 2004-AR11 2A 3.855%, 12/25/34 (l)		2,565	2,594
Series 2005-AR14 1A1A 2.072%, 7/25/35 (l)		6,136	5,537
JP Morgan Alternative Loan Trust,
Series 2006-A1 1A1 2.252%, 3/25/36 (l)		256,192	251,763
Series 2006-A7 1A4 2.022%, 12/25/36 (l)		49,095	46,819
JP Morgan Mortgage Trust,
Series 2005-A1 6T1 4.611%, 2/25/35 (l)		4,444	4,479
Series 2005-A6 2A1 4.586%, 8/25/35 (l)		4,732	4,802
Series 2005-A6 4A1 4.205%, 9/25/35 (l)		853	843
Series 2005-A6 7A1 4.210%, 8/25/35 (l)		4,516	4,452
Series 2007-A1 1A1 4.563%, 7/25/35 (l)		5,407	5,589
Series 2007-A1 3A3 4.492%, 7/25/35 (l)		6,693	6,895
Series 2008-R2 1A1 3.718%, 7/27/37 (l)§		17,389	17,607
Lehman XS Trust,
Series 2007-20N A1 2.942%, 12/25/37 (l)		55,016	54,003
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13 3A7 4.700%, 11/21/34 (l)		3,364	3,444
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates,
Series 2001-TBC1 A1 2.440%, 11/15/31 (l)		2,628	2,652
Merrill Lynch Mortgage Investors Trust,
Series 2005-A9 5A1 3.862%, 12/25/35 (l)		3,675	3,351
Morgan Stanley Mortgage Loan Trust,
Series 2006-8AR 5A4 3.985%, 6/25/36 (l)		7,553	7,810
MRFC Mortgage Pass-Through Trust,
Series 2000-TBC3 A1 2.180%, 12/15/30 (l)		3,085	3,014
NCUA Guaranteed Notes Trust,
Series 2010-R1 1A 2.163%, 10/7/20 (l)		25,037	25,084
Series 2010-R3 2A 2.273%, 12/8/20 (l)		80,694	80,732
New Residential Mortgage Loan Trust,
Series 2019-RPL3 A1 2.750%, 7/25/59 (l)§		389,773	389,912

See Notes to Financial Statements.

1377

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates,
Series 2005-5 1A1D 2.172%, 12/25/35 (l)		$256,743	$243,649
RALI Trust,
Series 2005-QO1 A1 2.092%, 8/25/35 (l)		2,769	2,479
Series 2007-QH8 A 3.255%, 10/25/37 (l)		55,017	51,512
Residential Asset Securitization Trust,
Series 2005-A5 A3 2.192%, 5/25/35 (l)		25,141	20,749
Series 2006-A10 A5 6.500%, 9/25/36		10,139	6,780
Series 2007-A6 2A1 6.500%, 6/25/37		125,199	51,526
RFMSI Trust,
Series 2007-S6 1A10 6.000%, 6/25/37		7,109	6,935
Sequoia Mortgage Trust,
Series 2007-3 1A1 1.965%, 7/20/36 (l)		18,913	18,386
Series 5 A 2.114%, 10/19/26 (l)		794	783
Silverstone Master Issuer plc,
Series 2019-1A 2A 1.457%, 1/21/70 (l)§	GBP	93,000	123,634
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1 4A2 4.389%, 2/25/34 (l)		$3,013	3,055
Series 2004-19 2A1 3.639%, 1/25/35 (l)		2,261	2,203
Series 2005-17 3A1 4.241%, 8/25/35 (l)		2,779	2,815
Structured Asset Mortgage Investments II Trust,
Series 2004-AR5 1A1 2.424%, 10/19/34 (l)		1,664	1,671
Series 2005-AR5 A1 2.014%, 7/19/35 (l)		2,737	2,716
Series 2005-AR5 A2 2.014%, 7/19/35 (l)		3,869	3,814
Series 2005-AR5 A3 2.014%, 7/19/35 (l)		10,053	9,993
Series 2006-AR3 11A1 2.002%, 4/25/36 (l)		8,782	8,881
Series 2006-AR4 2A1 1.982%, 6/25/36 (l)		3,056	3,076
Towd Point Mortgage Funding Granite4 plc,
Series 2019-GR4A A1 1.820%, 10/20/51 (l)§	GBP	355,571	472,628
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR17 1A 3.439%, 11/25/42 (l)		$450	442
Series 2005-AR10 3A1 3.874%, 8/25/35 (l)		989	967
Series 2005-AR14 2A1 3.750%, 12/25/35 (l)		2,244	2,199
Series 2006-AR3 A1A 3.239%, 2/25/46 (l)		3,035	3,091
Series 2006-AR7 3A 2.627%, 7/25/46 (l)		15,358	14,805
Series 2007-OA4 1A 3.009%, 5/25/47 (l)		6,877	6,631

Total Collateralized Mortgage Obligations			4,516,987

Commercial Mortgage-Backed Securities (0.6%)
Bancorp Commercial Mortgage Trust,
Series 2019-CRE6 A 2.815%, 9/15/36 (l)§		99,365	99,427
GS Mortgage Securities Trust,
Series 2010-C1 A2 4.592%, 8/10/43§		200,000	201,183
Vornado DP LLC Trust,
Series 2010-VNO A2FX 4.004%, 9/13/28§		200,000	202,645

Total Commercial Mortgage-Backed Securities			503,255

Corporate Bonds (3.2%)
Communication Services (0.4%)
Diversified Telecommunication Services (0.3%)
AT&T, Inc.
(ICE LIBOR USD 3 Month + 0.75%), 2.657%, 6/1/21 (k)		100,000	100,556
5.150%, 2/15/50		60,000	72,541
5.300%, 8/15/58		20,000	24,335

			197,432

Media (0.1%)
Charter Communications Operating LLC
3.579%, 7/23/20		90,000	90,552
4.464%, 7/23/22		10,000	10,508

			101,060

Total Communication Services			298,492

Consumer Discretionary (0.3%)
Hotels, Restaurants & Leisure (0.3%)
McDonald’s Corp.
(ICE LIBOR USD 3 Month + 0.43%), 2.366%, 10/28/21 (k)		200,000	200,612

Total Consumer Discretionary			200,612

Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Petrobras Global Finance BV
6.125%, 1/17/22		8,000	8,565
5.093%, 1/15/30§		103,000	110,159

			118,724

Total Energy			118,724

Financials (1.6%)
Banks (0.8%)
Bank of America Corp.
Series FF (ICE LIBOR USD 3 Month + 2.93%), 5.875%, 3/15/28 (k)(y)		20,000	22,163
State Bank of India
(ICE LIBOR USD 3 Month + 0.95%), 2.993%, 4/6/20 (k)(m)		200,000	200,144

See Notes to Financial Statements.

1378

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EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
UniCredit SpA 7.830%, 12/4/23§		$350,000	$406,852

			629,159

Capital Markets (0.5%)
British Transco International Finance BV
(Zero Coupon), 11/4/21 (m)		20,000	19,147
Deutsche Bank AG
4.250%, 10/14/21		400,000	411,086

			430,233

Consumer Finance (0.3%)
Ford Motor Credit Co. LLC
3.550%, 10/7/22		200,000	201,496

Total Financials			1,260,888

Health Care (0.1%)
Health Care Providers & Services (0.1%)
Allergan Sales LLC
5.000%, 12/15/21§		60,000	62,743

Pharmaceuticals (0.0%)
Allergan, Inc.
3.375%, 9/15/20		40,000	40,450

Total Health Care			103,193

Industrials (0.3%)
Aerospace & Defense (0.2%)
Textron, Inc.
(ICE LIBOR USD 3 Month + 0.55%), 2.451%, 11/10/20 (k)		130,000	130,048

Road & Rail (0.0%)
ERAC USA Finance LLC
4.500%, 8/16/21§		20,000	20,750

Trading Companies & Distributors (0.1%)
International Lease Finance Corp.
8.250%, 12/15/20		90,000	95,135

Total Industrials			245,933

Information Technology (0.0%)
Software (0.0%)
VMware, Inc.
3.900%, 8/21/27		10,000	10,450

Technology Hardware, Storage & Peripherals (0.0%)
EMC Corp.
2.650%, 6/1/20		10,000	9,975

Total Information Technology			20,425

Utilities (0.4%)
Electric Utilities (0.2%)
Duke Energy Corp.
(ICE LIBOR USD 3 Month + 0.50%), 2.409%, 5/14/21 (k)§		210,000	210,566

Independent Power and Renewable Electricity Producers (0.1%)
Southern Power Co.
(ICE LIBOR USD 3 Month + 0.55%), 2.458%, 12/20/20 (k)§		60,000	59,996

Multi-Utilities (0.1%)
Sempra Energy
(ICE LIBOR USD 3 Month + 0.45%), 2.344%, 3/15/21 (k)		50,000	50,020

Total Utilities			320,582

Total Corporate Bonds			2,568,849

Foreign Government Securities (3.5%)
Australia Government Bond
1.250%, 2/21/22 TIPS (m)	AUD	254,430	184,399
3.000%, 9/20/25 TIPS (m)		411,048	339,083
Autonomous Community of Catalonia
4.950%, 2/11/20	EUR	40,000	45,102
Canada Government Real Return Bond
4.250%, 12/1/26 TIPS	CAD	217,734	213,157
Japanese Government CPI Linked Bonds
0.100%, 3/10/28 TIPS	JPY	83,026,640	785,719
0.100%, 3/10/29 TIPS		18,099,540	171,284
Kingdom of Saudi Arabia
4.000%, 4/17/25§		$200,000	215,500
New Zealand Government Bond
2.000%, 9/20/25 TIPS (m)	NZD	251,390	184,629
3.000%, 9/20/30 TIPS (m)		563,368	472,039
Republic of Peru
5.940%, 2/12/29§	PEN	200,000	67,811
U.K. Treasury Inflation Linked Bonds
0.125%, 11/22/65 TIPS (m)	GBP	7,806	23,231
United Mexican States
7.750%, 5/29/31	MXN	1,980,000	111,424

Total Foreign Government Securities			2,813,378

Mortgage-Backed Securities (15.0%)
FNMA/FHLMC UMBS, 30 Year, Single Family
3.000%, 2/25/50 TBA		$2,300,000	2,331,625
3.500%, 2/25/50 TBA		3,900,000	4,011,516
4.000%, 2/25/50 TBA		5,500,000	5,723,867

Total Mortgage-Backed Securities			12,067,008

Municipal Bond (0.0%)
Tobacco Settlement Finance Authority of West Virginia,
Series A 7.467%, 6/1/47		20,000	20,780

Total Municipal Bond			20,780

U.S. Treasury Obligations (104.2%)
U.S. Treasury Inflation Linked Bonds
2.375%, 1/15/25 TIPS		3,467,735	3,864,153
2.000%, 1/15/26 TIPS		1,763,376	1,960,177
2.375%, 1/15/27 TIPS		676,338	780,295
1.750%, 1/15/28 TIPS		2,751,616	3,091,480
3.625%, 4/15/28 TIPS		4,614,219	5,901,874
2.500%, 1/15/29 TIPS		611,301	736,514
3.875%, 4/15/29 TIPS		925,169	1,234,484
2.125%, 2/15/40 TIPS		1,607,378	2,101,829
2.125%, 2/15/41 TIPS		164,520	216,856
0.750%, 2/15/42 TIPS		501,116	520,821
0.625%, 2/15/43 TIPS		212,673	215,468

See Notes to Financial Statements.

1379

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
1.375%, 2/15/44 TIPS	$2,539,683	$2,999,300
0.750%, 2/15/45 TIPS	2,076,415	2,157,936
1.000%, 2/15/46 TIPS	1,292,459	1,424,420
0.875%, 2/15/47 TIPS	1,364,595	1,465,914
1.000%, 2/15/48 TIPS	1,721,924	1,909,897
U.S. Treasury Inflation Linked Notes
1.250%, 7/15/20 TIPS	566,410	571,745
1.125%, 1/15/21 TIPS	164,700	166,216
0.125%, 4/15/21 TIPS (z)	7,340,143	7,323,123
0.625%, 7/15/21 TIPS	45,672	46,178
0.125%, 1/15/22 TIPS	1,137,020	1,136,223
0.125%, 4/15/22 TIPS (z)	11,735,327	11,717,140
0.125%, 7/15/22 TIPS	1,835,291	1,842,925
0.125%, 1/15/23 TIPS	847,332	847,088
0.625%, 4/15/23 TIPS	1,222,539	1,241,251
0.375%, 7/15/23 TIPS	2,443,884	2,477,457
0.625%, 1/15/24 TIPS	154,409	157,653
0.250%, 1/15/25 TIPS	651,912	657,479
0.375%, 7/15/25 TIPS	672,818	686,313
0.625%, 1/15/26 TIPS (z)	4,917,047	5,067,159
0.125%, 7/15/26 TIPS	1,170,235	1,174,185
0.375%, 1/15/27 TIPS	1,076,004	1,092,582
0.375%, 7/15/27 TIPS	5,396,914	5,504,936
0.500%, 1/15/28 TIPS	4,204,499	4,314,088
0.750%, 7/15/28 TIPS	3,680,540	3,872,656
0.875%, 1/15/29 TIPS	468,823	497,959
0.250%, 7/15/29 TIPS	2,646,970	2,671,264

Total U.S. Treasury Obligations		83,647,038

Total Long-Term Debt Securities (138.1%) (Cost $104,967,915)		110,923,177

SHORT-TERM INVESTMENTS:
U.S. Government Agency Securities (32.2%)
Federal Agricultural Mortgage Corp.
1.43%, 1/23/20 (o)(p)	12,500,000	12,488,572
FHLB
0.71%, 1/2/20 (o)(p)	900,000	899,965
1.42%, 1/24/20 (o)(p)	12,500,000	12,488,211

Total U.S. Government Agency Securities		25,876,748

Total Short-Term Investments (32.2%) (Cost $25,877,367)		25,876,748

	Number of Contracts	Value (Note 1)
OPTIONS PURCHASED:
Call Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
Euro-Bobl 02/21/2020 at EUR 139.00, American Style Notional Amount: EUR 1,400,000 Exchange Traded*	14	78
Euro-Schatz 02/21/2020 at EUR 114.00, American Style Notional Amount: EUR 9,800,000 Exchange Traded* . . . . . . . . .	98	550

		628

Put Interest Rate Swaptions Purchased Payable (0.0%)
1 Year, March 2020 @1.50% v, 3 Month LIBOR Exercise Price:USD 1.50 Notional Amount: USD 10,120,000 Counterparty: Bank of America*	10,120,000	1,030
1 Year, March 2020 @1.50% v, 3 Month LIBOR Exercise Price:USD 1.50 Notional Amount: USD 10,450,000 Counterparty: Morgan Stanley*	10,450,000	1,064
2 Years, October 2020 @1.07% v, 3 Month LIBOR Exercise Price:USD 1.07 Notional Amount: USD 11,500,000 Counterparty: JPMorgan Chase Bank*	11,500,000	10,309

		12,403

Put Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
Euro-Bund 02/21/2020 at EUR 157.00, American Style Notional Amount: EUR 1,300,000 Exchange Traded*	13	146

Total Options Purchased (0.0%) (Cost $75,959)		13,177

Total Investments in Securities (170.3%) (Cost $130,921,241)		136,813,102
Other Assets Less Liabilities (-70.3%)		(56,490,401)

Net Assets (100%)		$80,322,701

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2019, the market value of these securities amounted to $6,824,267 or 8.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2019. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $1,527,468 or 1.9% of net assets.

See Notes to Financial Statements.

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December 31, 2019

(o)	Discount Note Security. Effective rate calculated as of December 31, 2019.
(p)	Yield to maturity.
(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2019.

(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

ARM	—	Adjustable Rate Mortgage
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CDX	—	Credit Default Swap Index
CLO	—	Collateralized Loan Obligation
COP	—	Colombian Peso
CPI	—	Consumer Price Index
EUR	—	European Currency Unit
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FRCPI	—	French Consumer Price Index
GBP	—	British Pound
GNMA	—	Government National Mortgage Association
HICPxT	—	Harmonised Index of Consumer Prices ex Tobacco
ICE	—	Intercontinental Exchange
IDR	—	Indonesian Rupiah
JPY	—	Japanese Yen
KRW	—	Korean (South) Won
LIBOR	—	London Interbank Offered Rate
MXN	—	Mexican Peso
NCUA	—	National Credit Union Administration
NZD	—	New Zealand Dollar
PEN	—	Peruvian Sol
RUB	—	Russian Ruble
SGD	—	Singapore Dollar
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security
TWD	—	New Taiwan Dollar
UKRPI	—	United Kingdom Retail Price Index
UMBS	—	Uniform Mortgage-Backed Securities
USCPI	—	United States Consumer Price Index
USD	—	United States Dollar

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-BTP	2	3/2020	EUR	319,595	(3,558)
Euro-Bund	26	3/2020	EUR	4,972,204	(76,579)
Short-Term Euro-BTP	14	3/2020	EUR	1,765,578	2,246
U.S. Treasury 2 Year Note	3	3/2020	USD	646,500	(215)
U.S. Treasury 10 Year Ultra Note	10	3/2020	USD	1,407,031	(4,593)
U.S. Treasury Ultra Bond	8	3/2020	USD	1,453,250	(49,449)

					(132,148)

Short Contracts
Euro-Bobl	(14)	3/2020	EUR	(2,098,499)	6,035
Euro-Buxl	(4)	3/2020	EUR	(890,091)	22,696
Euro-Schatz	(98)	3/2020	EUR	(12,301,336)	11,109
Japan 10 Year Bond	(1)	3/2020	JPY	(1,400,580)	1,155
Long Gilt	(1)	3/2020	GBP	(174,026)	1,516
U.S. Treasury 5 Year Note	(34)	3/2020	USD	(4,032,719)	20,409
U.S. Treasury Long Bond	(41)	3/2020	USD	(6,392,156)	132,636

					195,556

					63,408

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
BRL	800,034	USD	189,413	Morgan Stanley**	1/3/2020	9,467
COP	1,334,800,300	USD	380,882	HSBC Bank plc**	1/15/2020	24,973
MXN	7,438,000	USD	379,874	Bank of America	1/22/2020	12,367
BRL	800,034	USD	197,349	Citibank NA**	2/4/2020	1,339
GBP	694,000	USD	897,786	HSBC Bank plc	2/14/2020	22,589
RUB	25,514,060	USD	397,973	Goldman Sachs Bank USA**	2/18/2020	10,764
IDR	6,072,520,400	USD	425,366	Goldman Sachs Bank USA**	3/18/2020	9,008
KRW	128,136,600	USD	108,000	Bank of America**	3/18/2020	3,008
KRW	169,540,800	USD	143,000	Barclays Bank plc**	3/18/2020	3,878
KRW	208,173,000	USD	175,000	JPMorgan Chase Bank**	3/18/2020	5,346
SGD	300,000	USD	220,857	JPMorgan Chase Bank	3/18/2020	2,363
TWD	5,690,572	USD	188,000	Bank of America**	3/18/2020	2,521
TWD	7,563,000	USD	250,000	Barclays Bank plc**	3/18/2020	3,210
MXN	6,932,000	USD	353,340	HSBC Bank plc	5/5/2020	6,654

Total unrealized appreciation						117,487

USD	197,588	BRL	800,034	Citibank NA**	1/3/2020	(1,292)
USD	63,150	PEN	215,001	Citibank NA**	1/17/2020	(1,714)
USD	358,762	MXN	6,932,000	HSBC Bank plc	1/22/2020	(6,795)
USD	25,179	MXN	506,000	JPMorgan Chase Bank	1/22/2020	(1,505)
USD	69,611	MXN	1,402,000	Goldman Sachs Bank USA	1/28/2020	(4,250)
JPY	23,900,000	USD	220,798	HSBC Bank plc	2/14/2020	(313)
USD	480,842	AUD	707,000	HSBC Bank plc	2/14/2020	(15,821)
USD	197,602	CAD	262,000	HSBC Bank plc	2/14/2020	(4,199)
USD	383,968	COP	1,330,930,500	Citibank NA**	2/14/2020	(20,250)
USD	848,113	EUR	765,000	Bank of America	2/14/2020	(12,262)
USD	658,594	EUR	592,000	HSBC Bank plc	2/14/2020	(7,213)
USD	2,016,528	GBP	1,558,000	HSBC Bank plc	2/14/2020	(49,672)
USD	1,200,450	JPY	131,000,000	HSBC Bank plc	2/14/2020	(8,071)
USD	578,779	NZD	905,000	Morgan Stanley	2/14/2020	(30,844)
USD	435,067	KRW	510,454,936	Citibank NA**	3/18/2020	(7,154)
USD	222,761	SGD	304,000	HSBC Bank plc	3/18/2020	(3,434)
USD	441,386	TWD	13,371,776	HSBC Bank plc**	3/18/2020	(6,303)

Total unrealized depreciation						(181,092)

Net unrealized depreciation						(63,605)

**	Non-deliverable forward.

Written Call Options Contracts as of December 31, 2019 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price			Expiration Date	Value ($)
10 Years, October 2020 @1.30% v. 3 Month LIBOR	JPMorgan Chase Bank	2,400,000	USD	(2,400,000)	USD	1.30		10/6/2030	(10,824)
5 Years, March 2020 @ 1.40% v. 3 Month LIBOR	Bank of America	658,000	USD	(658,000)	USD	1.40		3/12/2025	(676)
5 Years, March 2020 @ 1.40% v. 3 Month LIBOR	Citibank NA	1,362,000	USD	(1,362,000)	USD	1.40		3/12/2025	(1,400)
5 Years, March 2020 @ 1.40% v. 3 Month LIBOR	Morgan Stanley	2,090,000	USD	(2,090,000)	USD	1.40		3/12/2025	(2,148)
Euro-Bund	Exchange Traded	5	EUR	(500,000)	EUR	172.00		2/21/2020	(3,141)
iTraxx Europe Main 32-V1	Bank of America	300,000	EUR	(300,000)	EUR	0.00	#	3/18/2020	(256)
iTraxx Europe Main 32-V1	Barclays Bank plc	100,000	EUR	(100,000)	EUR	0.00	#	3/18/2020	(85)
iTraxx Europe Main 32-V1	Goldman Sachs Bank USA	100,000	EUR	(100,000)	EUR	0.00	#	3/18/2020	(153)
U.S. Treasury 10 Year Note	Exchange Traded	10	USD	(1,000,000)	USD	129.50		1/24/2020	(1,406)

									(20,089)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Written Put Options Contracts as of December 31, 2019 (Note 1):
Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Euro-Bund	Exchange Traded	5	EUR	(500,000)	EUR	172.00	2/21/2020	(11,610)
iTraxx Europe Main 32-V1	Bank of America	300,000	EUR	(300,000)	EUR	0.01	3/18/2020	(89)
iTraxx Europe Main 32-V1	Barclays Bank plc	100,000	EUR	(100,000)	EUR	0.01	3/18/2020	(29)
iTraxx Europe Main 32-V1	Goldman Sachs Bank USA	100,000	EUR	(100,000)	EUR	0.01	3/18/2020	(19)
U.S. Treasury 10 Year Note	Exchange Traded	10	USD	(1,000,000)	USD	129.50	1/24/2020	(12,187)

								(23,934)

Total Written Options Contracts (Premiums Received ($106,004))								(44,023)

#	Less than 0.005.

OTC Credit default swap contracts outstanding — sell protection as of December 31, 2019 (Note 1):

Reference Obligation/ Index	Financing Rate (Paid) / Received by the Portfolio (%)	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Implied Credit Spread (%)	Notional Amount	Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
Federative Republic of Brazil	1.00	Quarterly	HSBC Bank plc	3/20/2020	0.27	USD 200,000	214	173	387

							214	173	387

OTC Credit default swap contracts outstanding—buy protection as of December 31, 2019 (Note 1):

Reference Obligation/ Index	Financing Rate (Paid) / Received by the Portfolio (%)	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Implied Credit Spread (%)	Notional Amount	Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
United Mexican States	1.00	Quarterly	Bank of America	12/20/2023	0.56	USD 100,000	908	(2,636)	(1,728)
United Mexican States	1.00	Quarterly	Barclays Bank plc	12/20/2023	0.56	USD 300,000	2,343	(7,526)	(5,183)
United Mexican States	1.00	Quarterly	HSBC Bank plc	12/20/2023	0.56	USD 200,000	1,701	(5,156)	(3,455)

							4,952	(15,318)	(10,366)

Total OTC Credit default swap contracts outstanding							5,166	(15,145)	(9,979)

Centrally Cleared Credit default swap contracts outstanding — buy protection as of December 31, 2019 (Note 1):

Reference Obligation/ Index	Financing Rate (Paid) / Received by the Portfolio (%)	Frequency of Payments Made/ Received	Maturity Date	Implied Credit Spread (%)	Notional Amount		Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX North American High Yield Index Series 33-V2	5.00	Quarterly	12/20/2024	2.80	USD	500,000	(30,805)	(17,719)	(48,524)
CDX North American High Yield Index Series 33-V2	5.00	Quarterly	12/20/2024	2.80	USD	200,000	(11,585)	(7,825)	(19,410)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Centrally Cleared Credit default swap contracts outstanding — buy protection as of December 31, 2019 (Note 1):

Reference Obligation/ Index	Financing Rate (Paid) / Received by the Portfolio (%)	Frequency of Payments Made/ Received	Maturity Date	Implied Credit Spread (%)	Notional Amount		Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX North American High Yield Index Series 33-V2	5.00	Quarterly	12/20/2024	2.80	USD	200,000	(11,528)	(7,882)	(19,410)
CDX North American High Yield Index Series 33-V2	5.00	Quarterly	12/20/2024	2.80	USD	500,000	(28,338)	(20,186)	(48,524)
CDX North American High Yield Index Series 33-V2	5.00	Quarterly	12/20/2024	2.80	USD	800,000	(45,877)	(31,762)	(77,639)

Total Centrally Cleared Credit default swap contracts outstanding							(128,133)	(85,374)	(213,507)

Centrally Cleared Inflation-linked swap contracts outstanding as of December 31, 2019 (Note 1):

Floating Rate Index(1)	Fixed Rate	Pay/Receive Floating Rate	Maturity Date	Notional Amount		Unrealized Appreciation (Depreciation) ($)	Value ($)
USCPI at termination	1.96% at termination	Receive	3/20/2020	USD	100,000	267	267
USCPI at termination	1.96% at termination	Receive	3/20/2020	USD	200,000	534	534
USCPI at termination	1.88% at termination	Receive	3/14/2021	USD	100,000	182	182
USCPI at termination	1.93% at termination	Receive	3/18/2021	USD	300,000	275	275
USCPI at termination	1.43% at termination	Receive	8/6/2021	USD	300,000	2,122	2,122
USCPI at termination	1.45% at termination	Receive	9/9/2021	USD	400,000	3,007	3,007
USCPI at termination	1.58% at termination	Receive	9/20/2021	USD	500,000	2,235	2,235
USCPI at termination	1.59% at termination	Receive	9/20/2021	USD	500,000	2,202	2,117
HICPXT at termination	1.17% at termination	Pay	3/15/2024	EUR	700,000	6,786	8,364
FRCPI at termination	1.52% at termination	Pay	10/15/2028	EUR	1,220,000	67,522	67,522
HICPXT at termination	1.17% at termination	Pay	3/15/2024	EUR	100,000	399	450
HICPXT at termination	1.17% at termination	Pay	3/15/2024	EUR	200,000	901	901
HICPXT at termination	1.17% at termination	Pay	3/15/2024	EUR	100,000	165	431
HICPXT at termination	1.95% at termination	Pay	11/15/2048	EUR	40,000	8,593	8,725
UKRPI at termination	3.85% at termination	Pay	9/15/2024	GBP	200,000	9,568	9,503
UKRPI at termination	3.85% at termination	Pay	9/15/2024	GBP	300,000	14,255	14,255
UKRPI at termination	3.58% at termination	Pay	11/15/2028	GBP	340,000	15,038	15,038
UKRPI at termination	3.59% at termination	Pay	11/15/2028	GBP	160,000	7,467	7,467
UKRPI at termination	3.60% at termination	Pay	11/15/2028	GBP	80,000	3,769	3,769
UKRPI at termination	3.55% at termination	Pay	10/15/2033	GBP	1,160,000	78,718	78,718
UKRPI at termination	3.57% at termination	Pay	5/15/2034	GBP	530,000	28,394	28,394
UKRPI at termination	3.60% at termination	Pay	6/15/2039	GBP	80,000	9,946	9,724
UKRPI at termination	3.60% at termination	Pay	6/15/2039	GBP	80,000	9,808	9,760

						272,153	273,760

FRCPI at termination	1.03% at termination	Receive	3/15/2024	EUR	100,000	(396)	(369)
FRCPI at termination	1.03% at termination	Receive	3/15/2024	EUR	900,000	(3,318)	(3,318)
FRCPI at termination	1.03% at termination	Receive	3/15/2024	EUR	100,000	(369)	(369)
FRCPI at termination	1.03% at termination	Receive	3/15/2024	EUR	700,000	(2,394)	(2,580)
UKRPI at termination	3.60% at termination	Receive	9/15/2034	GBP	370,000	(25,654)	(25,088)
UKRPI at termination	3.60% at termination	Receive	9/15/2034	GBP	520,000	(35,259)	(35,259)
USCPI at termination	2.00% at termination	Receive	3/22/2021	USD	4,490,000	(1,617)	(1,617)
HICPXT at termination	1.39% at termination	Pay	8/15/2049	EUR	50,000	(3,173)	(3,173)
USCPI at termination	1.76% at termination	Pay	11/4/2029	USD	100,000	(2,285)	(2,260)
USCPI at termination	1.76% at termination	Pay	11/4/2029	USD	600,000	(13,559)	(13,559)

See Notes to Financial Statements.

1384

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Centrally Cleared Inflation-linked swap contracts outstanding as of December 31, 2019 (Note 1):

Floating Rate Index(1)	Fixed Rate	Pay/Receive Floating Rate	Maturity Date	Notional Amount		Unrealized Appreciation (Depreciation) ($)	Value ($)
USCPI at termination	1.76% at termination	Pay	11/4/2029	USD	200,000	(3,823)	(4,520)
USCPI at termination	1.88% at termination	Pay	11/20/2029	USD	100,000	(1,110)	(1,110)
USCPI at termination	1.88% at termination	Pay	11/20/2029	USD	200,000	(2,478)	(2,220)

						(95,435)	(95,442)

Total Centrally Cleared Inflation-linked swap contracts outstanding						176,718	178,318

Centrally Cleared Interest rate swap contracts outstanding as of December 31, 2019 (Note 1):

Floating Rate Index(1)	Fixed Rate	Pay/ Receive Floating Rate	Maturity Date	Notional Amount	Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
3 month LIBOR Quarterly	1.75 semi-annually	Receive	9/12/2029	USD 2,500,000	5,932	26,456	32,388

					5,932	26,456	32,388

3 month LIBOR Quarterly	2.25 semi-annually	Receive	12/11/2049	USD 200,000	407	(8,433)	(8,026)
3 month LIBOR Quarterly	2.25 semi-annually	Receive	12/11/2049	USD 500,000	(3,766)	(16,299)	(20,065)
3 month LIBOR Quarterly	2.25 semi-annually	Receive	12/11/2049	USD 100,000	(131)	(3,882)	(4,013)
3 month LIBOR Quarterly	2.25 semi-annually	Receive	3/12/2050	USD 200,000	(848)	(7,072)	(7,920)
3 month LIBOR Quarterly	2.25 semi-annually	Receive	3/12/2050	USD 100,000	(343)	(3,618)	(3,961)
3 month LIBOR Quarterly	2.25 semi-annually	Receive	3/12/2050	USD 100,000	(19)	(3,942)	(3,961)

					(4,700)	(43,246)	(47,946)

Total Centrally Cleared Interest rate swap contracts outstanding					1,232	(16,790)	(15,558)

(1)	Value of floating rate index at December 31, 2019 was as follows:

Floating Rate Index	Value
FRCPI EUR	1.05%
HICPxT EUR	1.33%
UKRPI GBP	2.92%
USCPI USD	2.57%
3 Month LIBOR USD	1.90%

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$4,785,882	$—	$4,785,882
Centrally Cleared Inflation-linked Swaps	—	272,153	—	272,153
Centrally Cleared Interest Rate Swaps	—	26,456	—	26,456
Collateralized Mortgage Obligations	—	4,516,987	—	4,516,987
Commercial Mortgage-Backed Securities	—	503,255	—	503,255
Corporate Bonds
Communication Services	—	298,492	—	298,492
Consumer Discretionary	—	200,612	—	200,612
Energy	—	118,724	—	118,724
Financials	—	1,260,888	—	1,260,888
Health Care	—	103,193	—	103,193
Industrials	—	245,933	—	245,933
Information Technology	—	20,425	—	20,425
Utilities	—	320,582	—	320,582
Foreign Government Securities	—	2,813,378	—	2,813,378
Forward Currency Contracts	—	117,487	—	117,487
Futures	197,802	—	—	197,802
Mortgage-Backed Securities	—	12,067,008	—	12,067,008
Municipal Bond	—	20,780	—	20,780
Options Purchased
Call Options Purchased	628	12,403	—	13,031
Put Options Purchased	146	—	—	146
OTC Credit Default Swaps	—	173	—	173
Short-Term Investments
U.S. Government Agency Securities	—	25,876,748	—	25,876,748
U.S. Treasury Obligations	—	83,647,038	—	83,647,038

Total Assets	$198,576	$137,228,597	$—	$137,427,173

Liabilities:
Centrally Cleared Credit Default Swaps	$—	$(85,374)	$—	$(85,374)
Centrally Cleared Inflation-linked Swaps	—	(95,435)	—	(95,435)
Centrally Cleared Interest Rate Swaps	—	(43,246)	—	(43,246)
Forward Currency Contracts	—	(181,092)	—	(181,092)
Futures	(134,394)	—	—	(134,394)
Options Written
Call Options Written	(4,547)	(15,542)	—	(20,089)
Put Options Written	(23,797)	(137)	—	(23,934)
OTC Credit Default Swaps	—	(15,318)	—	(15,318)

Total Liabilities	$(162,738)	$(436,144)	$—	$(598,882)

Total	$35,838	$136,792,453	$—	$136,828,291

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$509,588 *
Foreign exchange contracts	Receivables	117,487
Credit contracts	Receivables	173

Total		$627,248

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(316,467)*
Foreign exchange contracts	Payables	(181,092)
Credit contracts	Payables	(101,323)

Total		$(598,882)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$216,788	$(1,206,623)	$—	$(534,583)	$(1,524,418)
Foreign exchange contracts	—	—	357,286	—	357,286
Credit contracts	12,889	—	—	4,027	16,916

Total	$229,677	$(1,206,623)	$357,286	$(530,556)	$(1,150,216)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$(1,713)	$379,528	$—	$290,123	$667,938
Foreign exchange contracts	—	—	(109,655)	—	(109,655)
Credit contracts	1,837	—	—	(100,519)	(98,682)

Total	$124	$379,528	$(109,655)	$189,604	$459,601

^ This Portfolio held forward foreign currency contracts, futures contracts, option contracts and swaps contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $12,968,000, futures contracts with an average notional balance of approximately $43,613,000, option contracts with an average notional balance of approximately $99,000 and swaps contracts with an average notional balance of approximately $23,152,000, during the year ended December 31, 2019.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$18,926	$(15,919)	$—	$3,007
Barclays Bank plc	7,088	(7,088)	—	—
Citibank NA	1,339	(1,339)	—	—
Goldman Sachs Bank USA	19,772	(4,422)	—	15,350
HSBC Bank plc	54,389	(54,389)	—	—
JPMorgan Chase Bank	18,018	(12,329)	—	5,689
Morgan Stanley	10,531	(10,531)	—	—

Total	$130,063	$(106,017)	$—	$24,046

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$15,919	$(15,919)	$—	$—
Barclays Bank plc	7,640	(7,088)	—	552
Citibank NA	31,810	(1,339)	—	30,471
Goldman Sachs Bank USA	4,422	(4,422)	—	—
HSBC Bank plc	106,977	(54,389)	—	52,588
JPMorgan Chase Bank	12,329	(12,329)	—	—
Morgan Stanley	32,992	(10,531)	—	22,461

Total	$212,089	$(106,017)	$—	$106,072

(a) For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
Morgan Stanley & Co. LLC	1.91%	11/6/2019	2/24/2020	$(7,277,613)	$(7,316,961)
Morgan Stanley & Co. LLC	1.91	11/6/2019	2/24/2020	(11,631,694)	(11,694,581)
Morgan Stanley & Co. LLC	2.45	12/30/2019	1/3/2020	(2,230,097)	(2,230,558)

					$(21,242,100)

(1)	The average amount of borrowings while outstanding for 365 days during the year ended December 31, 2019, was approximately $24,421,000 at a weighted average interest rate of 2.41%.
(2)	Payable for sale-buyback transactions includes $102,696 of deferred price drop on sale-buyback transactions.

	December 31, 2019
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Notes	$—	$2,230,558	$19,011,542	$—	$21,242,100

Total Borrowings	$—	$2,230,558	$19,011,542	$—	$21,242,100

Gross amount of recognized liabilities for sale-buybacks					$21,242,100

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary by counterparty of sale-buyback transactions and collateral (received)/pledged as of December 31, 2019:

Counterparty	Payable for Sale-Buyback Transactions	Collateral Pledged (Sale-buyback positions)	Cash Collateral (Received)/ Pledged	Net Exposure (3)
Morgan Stanley & Co. LLC	$(21,242,100)	$21,272,492	$—	$30,392

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$201,074,307
Long-term U.S. government debt securities	53,182,092

$254,256,399

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$200,389,907
Long-term U.S. government debt securities	63,064,454

$263,454,361

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,599,857
Aggregate gross unrealized depreciation	(728,400)

Net unrealized appreciation	$5,871,457

Federal income tax cost of investments in securities and derivative instruments, if applicable	$130,836,699

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $130,921,241)	$136,813,102
Cash	571,672
Foreign cash (Cost $110,880)	112,662
Cash held as collateral at broker for futures	204,000
Cash held as collateral at broker for centrally cleared swaps	359,000
Receivable for forward settling transactions	19,113,861
Receivable for Portfolio shares sold	318,173
Dividends, interest and other receivables	298,993
Unrealized appreciation on forward foreign currency contracts	117,487
Variation Margin on Centrally Cleared Swaps	92,994
Receivable from investment manager	40,313
Due from broker for futures variation margin	9,492
Receivable for securities sold	395
Market value on OTC swap contracts (Premiums paid $214)	387
Securities lending income receivable	1
Other assets	479

Total assets	158,053,011

LIABILITIES
Payable for forward settling transactions	31,161,234
Payable for securities purchased	24,977,806
Payable for sale-buyback financing transactions	21,242,100
Unrealized depreciation on forward foreign currency contracts	181,092
Options written, at value (Premiums received $106,004)	44,023
Distribution fees payable – Class IB	16,994
Payable for Portfolio shares redeemed	14,282
Market value on OTC swap contracts (Premiums paid $4,952)	10,366
Accrued expenses	82,413

Total liabilities	77,730,310

NET ASSETS	$80,322,701

Net assets were comprised of:
Paid in capital	$76,119,369
Total distributable earnings (loss)	4,203,332

Net assets	$80,322,701

Class IB
Net asset value, offering and redemption price per share, $80,322,701 / 6,458,799 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.44

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest	$2,128,184
Securities lending (net)	278

Total income	2,128,462

EXPENSES
Interest expense	584,218
Investment management fees	419,943
Distribution fees – Class IB	209,972
Professional fees	93,039
Administrative fees	80,261
Custodian fees	72,800
Printing and mailing expenses	24,265
Offering costs	14,060
Trustees’ fees	2,744
Tax expense	1,526
Miscellaneous	18,535

Gross expenses	1,521,363
Less: Waiver from investment manager	(305,610)

Net expenses	1,215,753

NET INVESTMENT INCOME (LOSS)	912,709

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	1,317,625
Futures contracts	(1,206,623)
Forward foreign currency contracts	357,286
Foreign currency transactions	(23,205)
Swaps	(530,556)
Options written	(7,807)
Securities sold short	(10,146)

Net realized gain (loss)	(103,426)

Change in unrealized appreciation (depreciation) on:
Investments in securities	5,553,249
Futures contracts	379,528
Forward foreign currency contracts	(109,655)
Foreign currency translations	4,009
Options written	62,906
Swaps	189,604

Net change in unrealized appreciation (depreciation)	6,079,641

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,976,215

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,888,924

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$912,709	$247,795
Net realized gain (loss)	(103,426)	59,195
Net change in unrealized appreciation (depreciation)	6,079,641	(65,177)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,888,924	241,813

Distributions to shareholders:
Class IB	(2,429,733)	(542,843)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 710,114 and 1,232,236 shares, respectively ]	8,778,445	14,620,089
Capital shares sold in-kind (Note 8) [ 0 and 6,374,488 shares, respectively ]	—	75,665,174
Capital shares issued in reinvestment of dividends and distributions [ 194,894 and 46,164 shares, respectively ]	2,429,733	542,843
Capital shares repurchased [ (1,734,658) and (364,439) shares, respectively ]	(21,557,147)	(4,314,597)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(10,348,969)	86,513,509

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,889,778)	86,212,479
NET ASSETS:
Beginning of period	86,212,479	—

End of period	$80,322,701	$86,212,479

* Commencement of Operations.

See Notes to Financial Statements.

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STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2019

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/(decrease) in net assets from operations	$6,888,924
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investments in securities	(393,159,800)
Proceeds from disposition of investments in securities	448,338,232
Covers of investment securities sold short	(7,808,223)
Proceeds from investment securities sold short	7,798,078
Increase in payable for forward settling transactions	9,554,523
Increase in receivable for forward settling transactions	(8,427,373)
Change in unrealized (appreciation) depreciation on investments in securities	(5,553,249)
Change in unrealized (appreciation) depreciation on options written	(62,906)
Change in unrealized (appreciation) depreciation on forward foreign currency contracts	109,655
Net realized (gain) loss on investments in securities	(1,317,625)
Net realized (gain) loss on securities sold short	10,146
Net amortization (accretion) of income	(709,409)
Increase in premiums received on options written	95,259
Decrease in dividends, interest and other receivables	44,006
Increase in accrued expenses	15,153
Decrease in deferred offering cost	14,060
Increase in market value on OTC swap contracts	9,979
Decrease in securities lending income receivable	8
Increase in other assets	(373)
Decrease in payable for variation margin on centrally cleared swaps	(757)
Decrease in distribution fees payable – Class IB	(1,321)
Decrease in administrative fees payable	(2,653)
Increase in due from broker for futures variation margin	(9,492)
Increase in due to broker for futures variation margin	(23,759)
Increase in receivable from investment manager	(40,313)
Increase in receivable for variation margin on centrally cleared swaps	(92,994)

Net cash provided (used) by operating activities	55,667,776

Cash flows provided (used) by financing activities:
Proceeds from shares sold	8,723,495
Payment for shares repurchased	(21,669,007)
Proceeds from sale-buyback transactions	1,381,640,603
Payments on sale-buyback transactions	(1,382,124,731)
Decrease in payable for sale-buyback financing transactions	(42,345,745)

Net cash provided (used) by financing activities	(55,775,385)

Net increase/(decrease) in cash	(107,609)

Cash, foreign currency and restricted cash:
Beginning of year	1,354,943

End of year	$1,247,334

Supplemental disclosure of cash flow information:

For the year ended December 31, 2019, the Portfolio paid $584,218 in interest expense and had reinvestments of dividends and distributions in the amount of $2,429,733.

Reconciliation of cash and restricted cash to the Statement of Assets and Liabilities:

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
Cash	$571,672	$596,866
Foreign currency, at value	112,662	153,077
Cash held as collateral at broker for future	204,000	295,000
Cash held as collateral at broker for centrally cleared swaps	359,000	310,000

Total cash, foreign cash and restricted cash shown in the statement of cash flows	$1,247,334	$1,354,943

*	Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$11.83		$11.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13		0.03
Net realized and unrealized gain (loss)	0.87		—	#

Total from investment operations	1.00		0.03

Less distributions:
Dividends from net investment income	(0.25)		(0.05)
Distributions from net realized gains	(0.14)		(0.02)

Total dividends and distributions	(0.39)		(0.07)

Net asset value, end of period	$12.44		$11.83

Total return (b)	8.42%		0.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$80,323		$86,212
Ratio of expenses to average net assets:
After waivers (a)(f)	1.45	%**(j)	1.38	%**(k)
Before waivers (a)(f)	1.81	%**	1.68	%**
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.09%		1.47	%(l)
Before waivers (a)(f)	0.72%		1.17	%(l)
Portfolio turnover rate^	224%		25	%(z)
*	Commencement of Operations.
**	Includes Interest Expense of 0.63% and Interest and Tax Expense of 0.70%, for the periods ended December 31, 2018 and 2019, respectively.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.45% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.38% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	8.68%	8.63%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	9.47

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.68% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.72% over the same period.

Portfolio Highlights

What helped performance during the year:

•	U.S. and eurozone interest rate strategies, including duration and yield curve positioning, added to Portfolio performance for the period.

•	Exposure to and selection within investment grade and high yield corporate credit was also additive.

•	Exposure to the securitized sector, particularly non-Agency mortgage-backed securities (MBS), aided performance as well.

What hurt performance during the year:

•	Non-U.S. interest rate strategies, particularly in the UK, Japan, and Australia, were detrimental to Portfolio performance for the period.

•	Positions in Agency MBS also detracted from performance.

How did derivatives contribute/detract from performance during the year?

•

U.S. duration strategies, which were partially facilitated through the use of futures, options, swaptions, and interest rate swaps, added to performance. Outside the U.S., duration exposure and country selection in the eurozone, partially facilitated through the use of futures, detracted from performance. Selection within investment grade credit and tactical exposure to high yield credit, which was partially facilitated through the use of credit default swaps, added to performance as spreads tightened. Finally, currency exposure, partially facilitated through the use of currency forwards, was neutral for performance.

•

Derivatives are used in the portfolio as a means to gain or decrease exposure to securities, markets, or sectors, as a substitute for exposure that may not otherwise be accessible through the use of cash bonds, for purposes of liquidity, or to take advantage of anticipated changes in market volatility.

Portfolio Positioning and Outlook — Pacific Investment Management Company, LLC

•	Duration positioning: We were overweight headline duration but favor U.S. duration against rate exposure in other developed regions, including the UK and Japan.

•	Curve positioning: We prefer the intermediate portion of the curve as we believe rates are likely to be range bound in the near-term.

•	Credit selection: We were underweight investment grade corporate credit and instead maintain diversified credit exposures and are more focused on security selection over generic beta exposure.

•	Currency positioning: We remain tactical with currency positioning given less conviction in the overall direction of the dollar.

We believe recession risks have diminished, and we are more confident in our baseline forecast of a moderate recovery in global growth this year. The constructive view is driven by a de-escalation of the U.S.-China trade war, additional global central bank easing, and some initial signs of stabilization in growth.

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In the U.S. we continue to expect real U.S. gross domestic product (GDP) growth to slow to a 1.5% to 2.0% range in 2020, from an estimated 2.3% pace in 2019. Domestic and global government and central bank policy actions to ease financial conditions, lower rates, and stimulate growth may contribute to growth in the second half of 2020. Despite the announced small reduction in tariff rates on some Chinese goods, we expect core consumer price inflation to firm modestly further in the next few months, before moderating in the later part of 2020.

For the eurozone, we see the continuation of a 1% growth, 1% inflation economy — supported by an improving global trade environment and ongoing support from monetary and fiscal conditions. We believe spillover from manufacturing weakness into the broader market, and lingering uncertainty over a fragile trade truce between U.S. and China, will likely limit the upside. Meanwhile, inflation looks set to remain low as wage inflation is likely to flatline ahead in an environment of weaker growth, and as corporate pricing is likely to remain cautious in the current uncertain growth environment. On policy, we do not expect any new measures from the European Central Bank, which is likely to keep the policy rate at -0.50% and continue net asset purchase of €20 billion per month through the forecast horizon.

In the UK, we expect real growth of 0.75% to 1.25% in 2020, modestly below trend. Japan’s GDP growth is expected to slow to a 0.25% to 0.75% range in 2020 from an estimated 0.9% this year. In China, we see growth slowing into a 5.0% to 6.0% range in 2020 from an estimated 6.1% in 2019.

Sector Weightings as of December 31, 2019	% of Net Assets
Mortgage-Backed Securities	43.4%
U.S. Treasury Obligations	43.0
Financials	24.3
Asset-Backed Securities	10.4
Collateralized Mortgage Obligations	6.9
Foreign Government Securities	3.9
Real Estate	3.9
Utilities	2.8
Industrials	2.4
Information Technology	2.3
Consumer Staples	2.1
Consumer Discretionary	2.0
Health Care	1.9
Commercial Mortgage-Backed Securities	1.8
Communication Services	1.8
U.S. Government Agency Securities	1.6
Energy	1.1
Materials	0.7
Repurchase Agreements	0.3
Municipal Bonds	0.0 #
Options Purchased	0.0 #
Cash and Other	(56.6)

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

1395

EQ/PIMCO TOTAL RETURN PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,023.00	$6.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.69	6.58

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.29%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1396

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (10.4%)
Accredited Mortgage Loan Trust,
Series 2006-2 A4 2.052%, 9/25/36 (l)	$267,132	$260,589
Allegro CLO I Ltd.,
Series 2013-1A A1R 3.156%, 1/30/26 (l)§	49,711	49,722
Ally Master Owner Trust,
Series 2018-3 A 2.060%, 7/15/22 (l)	800,000	800,159
American Airlines Pass-Through Trust,
Series 2013-1 A 4.000%, 7/15/25	349,421	366,573
Series 2016-3 A 3.250%, 10/15/28	174,366	176,089
Series 2016-3 AA 3.000%, 10/15/28	261,558	266,196
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2005-R9 M1 2.262%, 11/25/35 (l)	400,000	393,738
Argent Securities Trust,
Series 2006-M1 A2C 1.942%, 7/25/36 (l)	744,355	329,113
Series 2006-W2 A2B 1.982%, 3/25/36 (l)	259,718	168,074
Atrium XII,
Series 12A AR 2.783%, 4/22/27 (l)§	700,000	698,699
Avery Point IV CLO Ltd.,
Series 2014-1A AR 3.040%, 4/25/26 (l)§	239,102	239,176
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-HE7 2A2 1.952%, 8/25/36 (l)	36,001	43,615
Series 2006-HE9 1A2 1.942%, 11/25/36 (l)	326,740	313,047
Bear Stearns Asset-Backed Securities Trust,
Series 2005-HE2 M2 2.917%, 2/25/35 (l)	249,090	248,631
California Street CLO XII Ltd.,
Series 2013-12A AR 3.031%, 10/15/25 (l)§	407,445	407,486
CARDS II Trust,
Series 2018-1A A 2.090%, 4/17/23 (l)§	700,000	700,301
Series 2018-2A A 3.047%, 4/17/23§	700,000	702,662
C-BASS TRUST,
Series 2006-CB9 A1 1.852%, 11/25/36 (l)	15,142	9,413
Cent CLO 24 Ltd.,
Series 2015-24A A1R 3.071%, 10/15/26 (l)§	700,000	699,203
Chase Issuance Trust,
Series 2017-A1 A 2.040%, 1/15/22 (l)	600,000	600,070
Chesapeake Funding II LLC,
Series 2018-2A A 1 3.230%, 8/15/30§	434,767	440,123
Citigroup Mortgage Loan Trust,
Series 2006-WF2 A1 6.750%, 5/25/36 (e)	161,621	113,924
Series 2006-WMC1 A2D 2.412%, 12/25/35 (l)	8,241	8,174
CLNC Ltd.,
Series 2019-FL1 A 2.983%, 8/20/35 (l)§	700,000	700,001
Countrywide Asset-Backed Certificates,
Series 2004-2 M1 2.542%, 5/25/34 (l)	64,568	64,423
Series 2006-12 2A2 1.942%, 7/25/36 (l)	32,204	32,133
Series 2006-13 3AV2 1.942%, 1/25/37 (l)	11,558	11,535
Series 2006-2 M1 2.192%, 6/25/36 (l)	300,000	296,266
Series 2006-21 2A4 2.022%, 5/25/37 (l)	300,000	280,318
Series 2006-24 1A 1.932%, 6/25/47 (l)	128,712	113,959
Series 2006-26 2A3 1.962%, 6/25/37 (l)	46,001	45,863
CWABS Asset-Backed Certificates Trust,
Series 2007-12 2A3 2.592%, 8/25/47 (l)	44,674	43,736
EMC Mortgage Loan Trust,
Series 2001-A A 2.532%, 5/25/40 (l)§	4,557	4,436
Evergreen Credit Card Trust,
Series 2019-2 A 1.900%, 9/15/24§	900,000	893,203
FFMLT Trust,
Series 2005-FF8 M1 2.527%, 9/25/35 (l)	16,097	16,068
Figueroa CLO Ltd.,
Series 2013-2A A1RR 2.758%, 6/20/27 (l)§	472,180	472,292
Series 2014-1A AR 2.901%, 1/15/27 (l)§	433,828	433,834
Ford Credit Floorplan Master Owner Trust A,
Series 2018-1 A2 2.020%, 5/15/23 (l)	1,200,000	1,199,220
Fremont Home Loan Trust,
Series 2005-D M1 2.202%, 11/25/35 (l)	300,000	278,602
Series 2006-E 2A1 1.852%, 1/25/37 (l)	2,665	1,506
GSAA Trust,
Series 2006-7 AF2 5.995%, 3/25/46 (l)	352,278	214,433
GSAMP Trust,
Series 2006-NC2 A2B 1.882%, 6/25/36 (l)	166,110	111,283
GSPA Monetization Trust, 6.422%, 10/9/29§	309,793	360,058
Halcyon Loan Advisors Funding Ltd.,
Series 2014-3A AR 3.053%, 10/22/25 (l)§	391,603	391,685
Home Equity Loan Trust,
Series 2007-FRE1 2AV3 2.022%, 4/25/37 (l)	768,964	737,125

See Notes to Financial Statements.

1397

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Jamestown CLO VII Ltd.,
Series 2015-7A A1R 2.770%, 7/25/27 (l)§		$280,692	$280,182
JMP Credit Advisors CLO IIIR Ltd.,
Series 2014-1RA A 2.852%, 1/17/28 (l)§		900,000	895,986
JP Morgan Mortgage Acquisition Corp.,
Series 2005-FRE1 M1 2.202%, 10/25/35 (l)		300,000	293,301
Series 2006-FRE1 M1 2.182%, 5/25/35 (l)		200,000	197,102
JP Morgan Mortgage Acquisition Trust,
Series 2007-CH3 A5 2.052%, 3/25/37 (l)		100,000	97,121
Lehman XS Trust,
Series 2006-8 2A1 1.972%, 6/25/36 (l)		85,213	79,424
LMREC, Inc.,
Series 2015-CRE1 AR 2.760%, 2/22/32 (l)§		111,265	111,104
LoanCore Issuer Ltd.,
Series 2018-CRE1 A 2.870%, 5/15/28 (l)§		700,000	700,334
LP Credit Card ABS Master Trust,
Series 2018-1 A 3.822%, 8/20/24 (l)§		694,085	686,210
MASTR Asset-Backed Securities Trust,
Series 2006-FRE1 A4 2.372%, 12/25/35 (l)		169,740	167,568
Series 2006-FRE2 A5 2.032%, 3/25/36 (l)		225,627	166,217
Monarch Grove CLO Ltd.,
Series 2018-1A A1 2.820%, 1/25/28 (l)§		400,000	399,215
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2006-HE5 A2D 2.042%, 8/25/36 (l)		578,661	353,810
Series 2006-WMC2 A2C 1.942%, 7/25/36 (l)		299,198	153,781
Mountain Hawk III CLO Ltd.,
Series 2014-3A AR 3.203%, 4/18/25 (l)§		207,313	207,363
NovaStar Mortgage Funding Trust,
Series 2006-5 A2D 2.032%, 11/25/36 (l)		125,764	54,489
OCP CLO Ltd.,
Series 2015-9A A1R 2.801%, 7/15/27 (l)§		418,516	418,532
OneMain Direct Auto Receivables Trust,
Series 2018-1A A 3.430%, 12/16/24§		700,000	708,497
Option One Mortgage Loan Trust,
Series 2007-5 1A1 2.012%, 5/25/37 (l)		481,189	344,062
Series 2007-CP1 1A1 1.932%, 3/25/37 (l)		256,623	228,415
Option One Mortgage Loan Trust Asset-Backed Certificates,
Series 2005-4 M2 2.252%, 11/25/35 (l)		600,000	586,172
OSCAR US Funding Trust VIII LLC,
Series 2018-1A A2A 2.910%, 4/12/21§		26,508	26,529
Palmer Square CLO Ltd.,
Series 2018-3A A1 2.760%, 8/15/26 (l)§		410,804	410,994
RAAC Trust,
Series 2006-SP2 M1 2.132%, 2/25/36 (l)		68,927	68,294
RAMP Trust,
Series 2005-RS4 M5 2.472%, 4/25/35 (l)		300,000	297,215
RASC Trust,
Series 2005-EMX5 A3 2.452%, 12/25/35 (l)		186,111	160,061
Series 2006-EMX2 M1 2.192%, 2/25/36 (l)		300,000	294,212
Series 2006-KS7 A4 2.032%, 9/25/36 (l)		299,261	295,342
Series 2007-KS3 AI3 2.042%, 4/25/37 (l)		109,881	107,311
Renaissance Home Equity Loan Trust,
Series 2006-4 AF2 5.285%, 1/25/37 (e)		549,029	282,526
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5 A2A 1.922%, 5/25/37 (l)		50,838	39,406
SG Mortgage Securities Trust,
Series 2006-FRE1 A2C 2.062%, 2/25/36 (l)		82,041	53,704
SLM Student Loan Trust,
Series 2003-10A A3 2.364%, 12/15/27 (l)§		323,610	323,761
Series 2003-11 A6 2.444%, 12/15/25 (l)§		443,198	441,536
Series 2003-2 A5 2.781%, 12/15/23 (l)	EUR	6,821	7,650
SMB Private Education Loan Trust,
Series 2018-A A1 2.090%, 3/16/26 (l)§		$91,898	91,886
SoFi Professional Loan Program Trust,
Series 2018-B A1FX 2.640%, 8/25/47§		288,627	289,157
Soundview Home Loan Trust,
Series 2007-OPT5 1A1 2.692%, 10/25/37 (l)		793,436	679,431
Series 2007-WMC1 3A1 1.902%, 2/25/37 (l)		84,045	30,911
Specialty Underwriting & Residential Finance Trust,
Series 2006-BC5 A2D 1.942%, 11/25/37 (l)		709,177	519,932
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2007-GEL2 A3 2.242%, 5/25/37 (l)§		300,000	282,240
Sudbury Mill CLO Ltd.,
Series 2013-1A A1R 3.152%, 1/17/26 (l)§		242,908	243,432
Series 2013-1A A2R 3.172%, 1/17/26 (l)§		242,908	242,292
Telos CLO Ltd.,
Series 2014-6A A1R 3.272%, 1/17/27 (l)§		342,489	342,574
TRTX Issuer Ltd.,
Series 2019-FL3 A 2.890%, 10/15/34 (l)§		900,000	899,438

See Notes to Financial Statements.

1398

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
United Airlines Pass-Through Trust,
Series 2016-2 AA 2.875%, 10/7/28		$715,421	$725,448
VB-S1 Issuer LLC,
Series 2016-1A F 6.901%, 6/15/46§		100,000	102,023
Venture XVI CLO Ltd.,
Series 2014-16A ARR 2.851%, 1/15/28 (l)§		400,000	399,278
Venture XX CLO Ltd.,
Series 2015-20A AR 2.821%, 4/15/27 (l)§		434,445	434,384
Voya CLO Ltd.,
Series 2014-3A A1R 2.660%, 7/25/26 (l)§		147,812	147,847
WaMu Asset-Backed Certificates Trust,
Series 2007-HE2 2A3 2.042%, 4/25/37 (l)		260,398	132,707
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2005-3 M4 2.677%, 11/25/35 (l)		38,992	38,976
Westlake Automobile Receivables Trust,
Series 2018-3A A2A 2.980%, 1/18/22§		151,989	152,224

Total Asset-Backed Securities			30,428,362

Collateralized Mortgage Obligations (6.9%)
Alba plc,
Series 2007-1 A3 0.964%, 3/17/39 (l)(m)	GBP	430,024	543,544
Alternative Loan Trust,
Series 2005-32T1 A3 2.792%, 8/25/35 (l)		$130,010	80,063
Series 2006-45T1 1A16 6.000%, 2/25/37		303,799	208,336
Series 2006-OA11 A1B 1.982%, 9/25/46 (l)		575,020	541,779
Series 2006-OA12 A1B 1.955%, 9/20/46 (l)		222,408	194,586
Series 2006-OA3 1A1 1.992%, 5/25/36 (l)		49,768	44,574
American Home Mortgage Investment Trust,
Series 2004-4 4A 3.907%, 2/25/45 (l)		11,361	11,425
Series 2006-2 3A2 6.700%, 6/25/36 (e)		498,135	165,165
Banc of America Funding Trust,
Series 2005-D A1 4.675%, 5/25/35 (l)		12,477	12,720
Series 2007-2 1A2 6.000%, 3/25/37		115,239	102,731
Banc of America Mortgage Trust,
Series 2003-D 2A4 5.212%, 5/25/33 (l)		11,471	11,776
BCAP LLC Trust,
Series 2007-AA2 12A1 2.002%, 5/25/47 (l)		110,451	102,669
Series 2011-RR5 12A1 4.847%, 3/26/37 (e)§		36,778	36,956
Bear Stearns ALT-A Trust,
Series 2005-4 23A1 4.413%, 5/25/35 (l)		41,008	41,475
Series 2005-7 22A1 4.103%, 9/25/35 (l)		30,775	25,303
Series 2006-3 35A1 4.276%, 5/25/36 (l)		78,764	55,261
Bear Stearns ARM Trust,
Series 2002-11 1A1 4.544%, 2/25/33 (l)		226	231
Series 2002-11 1A2 4.120%, 2/25/33 (l)		546	515
Series 2003-1 6A1 4.880%, 4/25/33 (l)		1,928	1,994
Series 2003-8 2A1 4.153%, 1/25/34 (l)		8,428	8,763
Series 2004-1 12A5 4.564%, 4/25/34 (l)		18,128	18,524
Series 2004-10 22A1 4.342%, 1/25/35 (l)		9,265	9,395
Series 2004-10 23A1 4.086%, 1/25/35 (l)		2,625	2,701
Series 2004-3 1A1 4.344%, 7/25/34 (l)		12,549	12,195
Series 2004-8 2A1 3.963%, 11/25/34 (l)		39,119	38,860
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R6 1A1 4.001%, 1/26/36 (l)		53,450	47,679
Series 2007-R6 2A1 3.649%, 12/26/46 (l)		44,184	37,945
Chase Mortgage Finance Trust,
Series 2005-A2 3A5 3.835%, 1/25/36 (l)		75,162	69,242
CHL Mortgage Pass-Through Trust,
Series 2004-22 A3 3.841%, 11/25/34 (l)		35,521	35,718
Series 2004-HYB9 1A1 3.832%, 2/20/35 (l)		22,093	22,281
Series 2005-HYB9 3A2A 3.711%, 2/20/36 (l)		7,535	6,627
Citigroup Mortgage Loan Trust,
Series 2005-11 A2A 4.380%, 10/25/35 (l)		4,882	5,028
Series 2009-7 5A2 5.500%, 12/25/35§		93,851	74,706
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2 1A4 4.229%, 5/25/35 (l)		16,978	16,967
Series 2005-6 A2 4.550%, 9/25/35 (l)		202,340	203,081
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-AR21 2A1 5.331%, 6/25/32 (l)		557	560
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2007-AR2 A1 1.942%, 3/25/37 (l)		175,148	165,974
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2005-1 1A1 2.292%, 2/25/35 (l)		7,277	7,021

See Notes to Financial Statements.

1399

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Eurosail-UK plc,
Series 2007-1X A3C 0.939%, 3/13/45 (l)(m)	GBP	173,386	$226,619
Series 2007-2X A3C 0.929%, 3/13/45 (l)(m)		43,750	56,693
FHLMC,
Series 1529 Z 7.000%, 6/15/23		$3,075	3,246
Series 2248 FB 2.240%, 9/15/30 (l)		185	185
Series 2266 F 2.190%, 11/15/30 (l)		84	84
Series 3360 FC 2.460%, 5/15/37 (l)		8,356	8,480
FHLMC Structured Pass-Through Certificates,
Series T-63 1A1 3.378%, 2/25/45 (l)		6,176	6,250
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA6 3A1 3.836%, 8/25/35 (l)		92,938	84,427
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4 2A1 4.100%, 10/25/35 (l)		69,538	67,612
FNMA,
Series 1993-45 Z 7.000%, 4/25/23		2,999	3,157
Series 2003-25 KP 5.000%, 4/25/33		16,651	18,295
Series 2004-W2 5AF 2.142%, 3/25/44 (l)		17,218	17,159
Series 2005-79 NF 2.202%, 9/25/35 (l)		10,513	10,496
Series 2006-118 A1 1.768%, 12/25/36 (l)		6,774	6,733
Series 2006-5 3A2 4.234%, 5/25/35 (l)		5,525	5,807
Series 2007-42 AF 2.042%, 5/25/37 (l)		1,339	1,327
Series 2007-73 A1 1.711%, 7/25/37 (l)		20,438	20,090
Series 2015-58 AI 2.285%, 8/25/55IO IO (l)		493,172	29,135
Series 2016-62 AF 2.231%, 9/25/46 (l)		107,668	107,661
GNMA,
Series 2015-H18 FB 2.374%, 7/20/65 (l)		585,617	584,760
Series 2015-H19 FK 2.374%, 8/20/65 (l)		428,729	428,094
Series 2016-H02 FH 2.774%, 1/20/66 (l)		153,972	156,065
Series 2016-H06 FJ 2.424%, 7/20/63 (l)		128,665	128,721
Series 2016-H14 FA 2.574%, 6/20/66 (l)		256,142	257,657
Series 2016-H17 FC 2.604%, 8/20/66 (l)		687,227	692,153
Series 2016-H17 FM 2.224%, 8/20/66 (l)		18,638	18,623
Series 2016-H20 PT 5.061%, 9/20/66 (l)		773,270	847,483
Series 2016-H22 FA 2.544%, 10/20/66 (l)		427,262	429,329
Series 2017-H10 FB 3.629%, 4/20/67 (l)		541,346	548,117
Series 2018-38 WF 2.009%, 10/20/43 (l)		458,819	456,944
Great Hall Mortgages No. 1 plc,
Series 2007-2A AC 2.028%, 6/18/39 (l)§		133,396	129,878
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 4.269%, 9/25/35 (l)		46,716	47,885
Series 2005-AR7 6A1 4.136%, 11/25/35 (l)		14,969	15,283
HarborView Mortgage Loan Trust,
Series 2005-12 2A12 3.264%, 10/19/35 (l)		85,366	73,546
Series 2005-14 4A1A 3.808%, 12/19/35 (l)		101,140	74,120
Series 2005-2 2A1A 2.204%, 5/19/35 (l)		13,283	12,819
Series 2005-4 3A1 4.343%, 7/19/35 (l)		41,159	38,622
Hawksmoor Mortgages,
Series 2019-1A A 1.761%, 5/25/53 (l)§	GBP	2,587,514	3,435,170
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR35 2A1A 1.962%, 1/25/37 (l)		$90,863	87,927
Series 2006-AR9 2A1 3.625%, 6/25/36 (l)		250,695	217,997
JP Morgan Mortgage Trust,
Series 2005-S3 1A2 5.750%, 1/25/36		15,205	11,540
Series 2006-A3 6A1 4.161%, 8/25/34 (l)		70,127	70,554
Series 2006-A6 1A4L 4.097%, 10/25/36 (l)		105,354	94,481
Landmark Mortgage Securities No. 3 plc,
Series 3 A 1.073%, 4/17/44 (l)(m)	GBP	757,562	944,971
MASTR Adjustable Rate Mortgages Trust,
Series 2007-1 I2A3 2.979%, 1/25/47 (l)		$102,947	149,296
Merrill Lynch Mortgage Investors Trust,
Series 2005-1 2A5 4.005%, 4/25/35 (l)		79,548	78,721
Morgan Stanley Mortgage Loan Trust,
Series 2005-3AR 3A 3.985%, 7/25/35 (l)		98,922	92,028
MortgageIT Trust,
Series 2005-5 A2 2.412%, 12/25/35 (l)		86,457	86,059
Prime Mortgage Trust,
Series 2004-CL1 1A2 2.192%, 2/25/34 (l)		2,366	2,234
Series 2006-CL1 A1 2.292%, 2/25/35 (l)		110,323	105,319
RALI Trust,
Series 2005-QA13 2A1 4.628%, 12/25/35 (l)		13,857	12,628

See Notes to Financial Statements.

1400

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Series 2006-QS12 1A1 6.500%, 9/25/36		$230,262	$169,977
Series 2006-QS13 1A10 6.000%, 9/25/36		22,828	20,414
Series 2007-QA3 A1 1.892%, 5/25/37 (l)		327,269	305,512
Series 2008-QR1 1A1 3.192%, 8/25/36 (l)		96,334	90,622
RBSSP Resecuritization Trust,
Series 2009-12 18A1 3.646%, 12/25/35 (l)§		293,410	294,990
Residential Asset Securitization Trust,
Series 2005-A11 1A1 2.242%, 10/25/35 (l)		60,731	49,697
RFMSI Trust,
Series 2007-S6 1A11 6.000%, 6/25/37		88,816	86,638
STARM Mortgage Loan Trust,
Series 2007-1 2A1 4.311%, 2/25/37 (l)		70,834	67,064
Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-3 1A1 1.992%, 4/25/47 (l)		68,880	63,856
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A3 2.014%, 7/19/35 (l)		50,265	49,965
Structured Asset Mortgage Investments Trust,
Series 2002-AR3 A1 2.424%, 9/19/32 (l)		1,083	1,070
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2002-14A 2A1 3.992%, 7/25/32 (l)		21	20
Thornburg Mortgage Securities Trust,
Series 2007-1 A2B 3.301%, 3/25/37 (l)		54,306	50,118
Series 2007-3 3A1 3.251%, 6/25/47 (l)		355,487	329,771
Towd Point Mortgage Funding,
Series 2019-A13A A1 1.610%, 7/20/45 (l)§	GBP	2,000,000	2,641,441
Wachovia Mortgage Loan LLC Trust,
Series 2006-A 2A1 4.180%, 5/20/36 (l)		$71,939	71,085
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-AR13 A1A1 2.082%, 10/25/45 (l)		7,185	7,069
Series 2005-AR6 1A1A 2.292%, 2/25/45 (l)		378,974	377,077
Series 2006-AR16 3A3 3.522%, 12/25/36 (l)		23,603	22,633
Series 2007-HY5 2A1 3.444%, 5/25/37 (l)		129,540	109,217
Series 2007-HY7 4A2 3.995%, 7/25/37 (l)		83,769	78,710
Warwick Finance Residential Mortgages Number Three plc,
Series 3A A 1.600%, 12/21/49 (l)§	GBP	838,620	1,114,628
Series 3A B 2.300%, 12/21/49 (l)§		100,000	133,592

Total Collateralized Mortgage Obligations			20,102,016

Commercial Mortgage-Backed Securities (1.8%)
Business Mortgage Finance 7 plc,
Series 7X A1 2.787%, 2/15/41 (l)(m)	GBP	104,698	138,077
CFCRE Commercial Mortgage Trust,
Series 2016-C7 ASB 3.644%, 12/10/54		$300,000	315,207
FHLMC Multifamily Structured Pass-Through Certificates,
Series K023 X1 1.241%, 8/25/22 IO (l)		2,036,985	56,935
GS Mortgage Securities Corp. Trust,
Series 2016-RENT A 3.203%, 2/10/29§		200,000	201,131
Series 2016-RENT B 3.980%, 2/10/29§		700,000	710,104
Series 2017-GPTX A 2.856%, 5/10/34§		400,000	398,983
GS Mortgage Securities Trust,
Series 2015-GC30 AAB 3.120%, 5/10/50		600,000	614,926
Series 2016-GS3 WMB 3.602%, 10/10/49 (l)§		100,000	100,118
Hilton USA Trust,
Series 2016-SFP A 2.828%, 11/5/35§		600,000	599,873
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2018-LAQ A 2.740%, 6/15/32 (l)§		718,857	718,405
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C20 ASB 3.069%, 2/15/48		100,000	101,846
Series 2015-C27 ASB 3.557%, 12/15/47		300,000	311,435
MSSG Trust,
Series 2017-237P A 3.397%, 9/13/39§		700,000	733,332
Tharaldson Hotel Portfolio Trust,
Series 2018-THL A 2.460%, 11/11/34 (l)§		324,032	323,424

Total Commercial Mortgage-Backed Securities			5,323,796

Corporate Bonds (45.3%)
Communication Services (1.8%)
Diversified Telecommunication Services (1.1%)
AT&T, Inc.
(ICE LIBOR USD 3 Month + 0.75%), 2.657%, 6/1/21 (k)		800,000	804,447
(ICE LIBOR USD 3 Month + 0.95%), 2.951%, 7/15/21 (k)		600,000	605,808
3.400%, 5/15/25		500,000	523,328
Verizon Communications, Inc. 3.376%, 2/15/25		1,200,000	1,268,565

			3,202,148

Entertainment (0.3%)
Netflix, Inc. 4.625%, 5/15/29	EUR	500,000	624,226
TWDC Enterprises 18 Corp. 2.125%, 9/13/22 (m)		$200,000	200,485

			824,711

See Notes to Financial Statements.

1401

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Media (0.0%)
Charter Communications Operating LLC
4.464%, 7/23/22	$100,000	$105,081

Wireless Telecommunication Services (0.4%)
Sprint Spectrum Co. LLC
4.738%, 3/20/25§	700,000	740,411
5.152%, 3/20/28§	400,000	436,000

		1,176,411

Total Communication Services		5,308,351

Consumer Discretionary (2.0%)
Automobiles (1.2%)
BMW Finance NV
2.250%, 8/12/22§	700,000	700,914
Daimler Finance North America LLC
(ICE LIBOR USD 3 Month + 0.39%), 2.292%, 5/4/20 (k)§	400,000	400,275
3.100%, 5/4/20§	700,000	701,753
3.700%, 5/4/23§	700,000	728,870
Hyundai Capital America
(ICE LIBOR USD 3 Month + 0.80%), 2.698%, 9/18/20 (k)§	200,000	200,390
Volkswagen Group of America Finance LLC
3.200%, 9/26/26§	700,000	718,666

		3,450,868

Hotels, Restaurants & Leisure (0.6%)
Choice Hotels International, Inc.
3.700%, 12/1/29	700,000	702,721
Wynn Las Vegas LLC
5.500%, 3/1/25§	800,000	857,976

		1,560,697

Internet & Direct Marketing Retail (0.2%)
Expedia Group, Inc. 3.250%, 2/15/30§	700,000	667,959

Total Consumer Discretionary		5,679,524

Consumer Staples (2.1%)
Beverages (0.4%)
Bacardi Ltd.
4.450%, 5/15/25§	500,000	539,325
Constellation Brands, Inc.
2.650%, 11/7/22	100,000	101,079
Keurig Dr Pepper, Inc.
3.551%, 5/25/21	100,000	102,153
4.057%, 5/25/23	500,000	528,015

		1,270,572

Food & Staples Retailing (0.2%)
Seven & i Holdings Co. Ltd.
3.350%, 9/17/21§	500,000	509,579

Food Products (0.5%)
Campbell Soup Co. 3.650%, 3/15/23	600,000	624,282
Conagra Brands, Inc. 4.300%, 5/1/24	700,000	750,170
Kraft Heinz Foods Co. 2.800%, 7/2/20	27,000	27,086

		1,401,538

Household Products (0.1%)
Reckitt Benckiser Treasury Services plc
2.375%, 6/24/22§	200,000	201,303

Tobacco (0.9%)
BAT Capital Corp. 3.557%, 8/15/27	100,000	101,858
Imperial Brands Finance plc
3.125%, 7/26/24§	400,000	403,134
3.500%, 7/26/26§	600,000	604,162
3.875%, 7/26/29§	800,000	804,988
Philip Morris International, Inc. 2.375%, 8/17/22	900,000	908,613

		2,822,755

Total Consumer Staples		6,205,747

Energy (1.1%)
Energy Equipment & Services (0.2%)
Baker Hughes a GE Co. LLC 2.773%, 12/15/22	300,000	306,003
Odebrecht Drilling Norbe VIII/IX Ltd.
7.350%, 12/1/26 PIK (m)	309,646	166,549
7.350%, 12/1/26 PIK§	773	416
Odebrecht Oil & Gas Finance Ltd.
(Zero Coupon), 2/3/20 (y)§	200,000	1,500

		474,468

Oil, Gas & Consumable Fuels (0.9%)
Energy Transfer Operating LP 5.250%, 4/15/29	600,000	673,526
Greenko Solar Mauritius Ltd. 5.950%, 7/29/26§	700,000	708,390
MPLX LP 4.000%, 3/15/28	300,000	310,189
Petrobras Global Finance BV 6.125%, 1/17/22	200,000	214,125
Sabine Pass Liquefaction LLC 5.625%, 2/1/21 (e)	100,000	102,957
Saudi Arabian Oil Co. 2.750%, 4/16/22§	800,000	810,250

		2,819,437

Total Energy		3,293,905

Financials (24.3%)
Banks (14.5%)
Australia & New Zealand Banking Group Ltd.
3.300%, 5/17/21	700,000	712,308
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.65%), 2.749%, 10/1/21 (k)	600,000	601,940
(ICE LIBOR USD 3 Month + 1.00%), 2.936%, 4/24/23 (k)	900,000	910,188
4.125%, 1/22/24	200,000	214,981
(ICE LIBOR USD 3 Month + 0.79%), 2.682%, 3/5/24 (k)	700,000	703,221

See Notes to Financial Statements.

1402

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
(ICE LIBOR USD 3 Month + 0.78%), 3.550%, 3/5/24 (k)		$500,000	$518,896
4.000%, 4/1/24		200,000	214,119
Bank of Nova Scotia (The) 1.875%, 4/26/21		900,000	899,652
Banque Federative du Credit Mutuel SA
(ICE LIBOR USD 3 Month + 0.96%), 2.926%, 7/20/23 (k)§		600,000	609,333
Barclays Bank plc 10.179%, 6/12/21§		200,000	221,436
Barclays plc
(EUR Swap Annual 5 Year + 6.75%), 8.000%, 12/15/20 (k)(y)	EUR	500,000	598,012
3.200%, 8/10/21		$800,000	811,488
(ICE LIBOR USD 3 Month + 2.11%), 4.011%, 8/10/21 (k)		1,400,000	1,427,645
(ICE LIBOR USD 3 Month + 1.63%), 3.634%, 1/10/23 (k)		900,000	912,343
BNP Paribas SA 3.500%, 3/1/23§		700,000	724,422
(ICE LIBOR USD 3 Month + 2.24%), 4.705%, 1/10/25 (k)§		700,000	757,086
Citigroup, Inc.
2.750%, 4/25/22		400,000	406,572
2.700%, 10/27/22		800,000	812,829
(ICE LIBOR USD 3 Month + 0.95%), 2.876%, 7/24/23 (k)		100,000	101,728
(ICE LIBOR USD 3 Month + 1.02%), 2.930%, 6/1/24 (k)		700,000	706,913
Cooperatieve Rabobank UA 6.875%, 3/19/20 (m)	EUR	300,000	341,088
(EUR Swap Annual 5 Year + 5.25%), 5.500%, 6/29/20 (k)(m)(y)		500,000	573,385
Credit Suisse Group Funding Guernsey Ltd.
3.450%, 4/16/21		$500,000	507,908
(ICE LIBOR USD 3 Month + 2.29%), 4.293%, 4/16/21 (k)		1,000,000	1,024,749
3.800%, 9/15/22		600,000	623,404
3.800%, 6/9/23		300,000	314,064
Development Bank of Japan, Inc.
2.125%, 9/1/22§		800,000	802,995
Dexia Credit Local SA 2.375%, 9/20/22§		1,400,000	1,419,682
HSBC Holdings plc 3.400%, 3/8/21		700,000	710,745
(ICE LIBOR USD 3 Month + 2.24%), 4.125%, 3/8/21 (k)		500,000	511,415
(ICE LIBOR USD 3 Month + 0.65%), 2.537%, 9/11/21 (k)		700,000	700,940
(ICE LIBOR USD 3 Month + 1.50%), 3.543%, 1/5/22 (k)		1,000,000	1,018,830
JPMorgan Chase & Co.
(ICE LIBOR USD 3 Month + 1.10%), 2.985%, 6/7/21 (k)		1,100,000	1,112,213
(ICE LIBOR USD 3 Month + 0.94%), 2.776%, 4/25/23 (k)		100,000	101,566
(ICE LIBOR USD 3 Month + 0.89%), 3.797%, 7/23/24 (k)		700,000	737,577
Lloyds Bank plc
3.300%, 5/7/21		700,000	711,310
7.500%, 4/2/32 (e)(m)		600,000	495,684
Lloyds Banking Group plc
(ICE LIBOR USD 3 Month + 1.25%), 2.858%, 3/17/23 (k)		900,000	910,992
(GBP Swap 5 Year + 5.01%), 7.625%, 6/27/23 (k)(m)(y)	GBP	200,000	296,858
Mitsubishi UFJ Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.74%), 2.647%, 3/2/23 (k)		$700,000	698,984
3.455%, 3/2/23		900,000	933,267
Mizuho Financial Group, Inc. 3.549%, 3/5/23 (x)		700,000	726,149
National Australia Bank Ltd.
2.250%, 3/16/21§		800,000	803,256
3.450%, 12/4/23§		1,200,000	1,268,522
Oversea-Chinese Banking Corp. Ltd.
(ICE LIBOR USD 3 Month + 0.45%), 2.354%, 5/17/21 (k)§		600,000	598,599
QNB Finance Ltd.
(ICE LIBOR USD 3 Month + 1.57%), 3.573%, 7/18/21 (k)(m)		800,000	806,752
Regions Bank
(ICE LIBOR USD 3 Month + 0.50%), 3.374%, 8/13/21 (k)		700,000	705,478
Royal Bank of Canada 2.300%, 3/22/21		800,000	803,878
Royal Bank of Scotland Group plc
(USD Swap Semi 5 Year + 7.60%), 8.625%, 8/15/21 (k)(y)		1,000,000	1,080,000
2.500%, 3/22/23 (m)	EUR	100,000	119,812
Santander UK Group Holdings plc
2.875%, 8/5/21		$300,000	302,946
Santander UK plc 2.375%, 3/16/20		200,000	200,101
Skandinaviska Enskilda Banken AB
(ICE LIBOR USD 3 Month + 0.43%), 2.334%, 5/17/21 (k)§		700,000	700,652
3.250%, 5/17/21§		700,000	710,745
Societe Generale SA 4.250%, 9/14/23§		700,000	741,965
Standard Chartered plc
(ICE LIBOR USD 3 Month + 1.56%), 3.785%, 5/21/25 (k)§		700,000	729,800
Sumitomo Mitsui Financial Group, Inc.
2.934%, 3/9/21 (x)		800,000	808,257

See Notes to Financial Statements.

1403

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Svenska Handelsbanken AB 3.350%, 5/24/21		$700,000	$713,542
UniCredit SpA 7.830%, 12/4/23§		900,000	1,046,190
United Overseas Bank Ltd. 3.200%, 4/23/21§		600,000	608,296
US Bank NA 3.150%, 4/26/21		800,000	810,617
Wells Fargo & Co.
Series K (ICE LIBOR USD 3 Month + 3.77%), 5.664%, 3/15/20 (k)(y)		805,000	813,050

			42,511,375

Capital Markets (3.9%)
Cantor Fitzgerald LP 6.500%, 6/17/22§		300,000	324,318
Credit Suisse AG 6.500%, 8/8/23 (m)		200,000	223,000
Credit Suisse Group AG
(USD Swap Semi 5 Year + 4.60%), 7.500%, 12/11/23 (k)(y)§		500,000	562,500
Deutsche Bank AG
(ICE LIBOR USD 3 Month + 0.97%), 2.971%, 7/13/20 (k)		400,000	400,075
4.250%, 10/14/21		500,000	513,857
3.300%, 11/16/22		600,000	604,899
3.950%, 2/27/23		500,000	511,588
(SOFR + 2.58%), 3.961%, 11/26/25 (k)		1,800,000	1,838,969
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.20%), 3.094%, 9/15/20 (k)		300,000	301,904
(ICE LIBOR USD 3 Month + 0.78%), 2.707%, 10/31/22 (k)		1,000,000	1,007,026
3.200%, 2/23/23		800,000	822,974
3.500%, 1/23/25		100,000	104,794
3.750%, 5/22/25		700,000	741,917
(ICE LIBOR USD 3 Month + 1.17%), 3.080%, 5/15/26 (k)		300,000	302,592
Morgan Stanley
(ICE LIBOR USD 3 Month + 0.55%), 2.451%, 2/10/21 (k)		900,000	900,500
(SOFR + 1.15%), 2.720%, 7/22/25 (k)		500,000	507,140
UBS Group AG
3.000%, 4/15/21§		900,000	910,593
4.125%, 9/24/25§		200,000	216,428
4.125%, 4/15/26§		600,000	651,948

			11,447,022

Consumer Finance (4.8%)
Ally Financial, Inc. 4.125%, 3/30/20		100,000	100,375
American Express Co. 3.375%, 5/17/21		700,000	712,735
American Honda Finance Corp.
(ICE LIBOR USD 3 Month + 0.35%), 2.241%, 11/5/21 (k)		200,000	200,349
Avolon Holdings Funding Ltd. 5.500%, 1/15/23§		600,000	646,395
Capital One Financial Corp.
(ICE LIBOR USD 3 Month + 0.45%), 2.386%, 10/30/20 (k)		700,000	701,016
2.400%, 10/30/20		700,000	701,233
3.450%, 4/30/21		200,000	203,573
Ford Motor Credit Co. LLC
(ICE LIBOR USD 3 Month + 0.93%), 2.865%, 9/24/20 (k)		700,000	700,000
(ICE LIBOR USD 3 Month + 0.88%), 2.881%, 10/12/21 (k)		400,000	396,500
(ICE LIBOR USD 3 Month + 1.08%), 2.982%, 8/3/22 (k)		925,000	911,125
(ICE LIBOR USD 3 Month + 1.24%), 3.145%, 2/15/23 (k)		600,000	588,000
5.584%, 3/18/24		700,000	757,652
General Motors Financial Co., Inc.
(ICE LIBOR USD 3 Month + 0.93%), 2.916%, 4/13/20 (k)		900,000	901,093
3.200%, 7/13/20		200,000	200,800
2.450%, 11/6/20		300,000	300,325
3.700%, 11/24/20		200,000	202,117
(ICE LIBOR USD 3 Month + 0.85%), 2.862%, 4/9/21 (k)		400,000	400,076
3.550%, 7/8/22		700,000	718,236
Harley-Davidson Financial Services, Inc.
3.550%, 5/21/21§		700,000	711,609
Park Aerospace Holdings Ltd.
5.250%, 8/15/22§		600,000	639,354
Springleaf Finance Corp.
6.125%, 5/15/22		800,000	861,000
Volkswagen Bank GmbH
0.625%, 9/8/21 (m)	EUR	100,000	113,275
1.250%, 8/1/22 (m)		700,000	805,803
1.875%, 1/31/24 (m)		700,000	825,625
2.500%, 7/31/26 (m)		600,000	734,440

			14,032,706

Diversified Financial Services (0.7%)
AIG Global Funding
3.350%, 6/25/21§		$200,000	204,080
JPMorgan Chase Bank NA
(ICE LIBOR USD 3 Month + 0.34%), 2.276%, 4/26/21 (k)		1,200,000	1,200,453
Synchrony Bank
3.650%, 5/24/21		700,000	714,910

			2,119,443

See Notes to Financial Statements.

1404

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Insurance (0.4%)
Jackson National Life Global Funding
3.300%, 6/11/21§		$800,000	$815,554
Society of Lloyd’s
4.750%, 10/30/24 (m)	GBP	100,000	147,394

			962,948

Total Financials			71,073,494

Health Care (1.9%)
Biotechnology (0.5%)
AbbVie, Inc.
3.375%, 11/14/21		$100,000	102,521
3.750%, 11/14/23		600,000	634,048
2.950%, 11/21/26§		700,000	712,094

			1,448,663

Health Care Providers & Services (0.6%)
Anthem, Inc.
3.300%, 1/15/23		600,000	620,480
Cigna Corp.
3.050%, 11/30/22§		100,000	102,303
CVS Health Corp.
3.500%, 7/20/22		100,000	103,289
4.300%, 3/25/28		900,000	983,516

			1,809,588

Pharmaceuticals (0.8%)
Bayer US Finance II LLC
(ICE LIBOR USD 3 Month + 1.01%), 2.904%, 12/15/23 (k)§		300,000	301,136
GlaxoSmithKline Capital plc
3.125%, 5/14/21		500,000	508,719
Mylan, Inc.
3.125%, 1/15/23§		700,000	711,636
Teva Pharmaceutical Finance Netherlands II BV
4.500%, 3/1/25	EUR	500,000	558,046
Zoetis, Inc.
(ICE LIBOR USD 3 Month + 0.44%), 2.338%, 8/20/21 (k)		$300,000	300,150

			2,379,687

Total Health Care			5,637,938

Industrials (2.4%)
Aerospace & Defense (0.2%)
Spirit AeroSystems, Inc.
4.600%, 6/15/28		700,000	732,970

Airlines (0.1%)
Delta Air Lines, Inc.
3.400%, 4/19/21		300,000	304,063

Machinery (0.3%)
Platin 1426 GmbH
6.875%, 6/15/23§	EUR	500,000	572,067
Westinghouse Air Brake Technologies Corp.
(ICE LIBOR USD 3 Month + 1.30%), 3.194%, 9/15/21 (k)		$300,000	298,917

			870,984

Marine (0.2%)
AP Moller – Maersk A/S
4.500%, 6/20/29§		700,000	742,122

Road & Rail (0.5%)
Central Japan Railway Co.
3.400%, 9/6/23 (m)		600,000	622,903
Pacific National Finance Pty. Ltd.
4.750%, 3/22/28 (m)		700,000	744,646

			1,367,549

Trading Companies & Distributors (1.1%)
Aircastle Ltd.
5.125%, 3/15/21		800,000	826,590
Aviation Capital Group LLC
3.875%, 5/1/23§		800,000	828,410
4.125%, 8/1/25§		700,000	733,858
BOC Aviation Ltd. 3.500%, 10/10/24§		700,000	719,728

			3,108,586

Total Industrials			7,126,274

Information Technology (2.3%)
Electronic Equipment, Instruments & Components (0.0%)
Arrow Electronics, Inc.
3.500%, 4/1/22		100,000	102,506

IT Services (0.5%)
PayPal Holdings, Inc.
2.850%, 10/1/29		700,000	701,225
United Group BV
4.375%, 7/1/22 (m)	EUR	700,000	799,661

			1,500,886

Semiconductors & Semiconductor Equipment (1.1%)
Broadcom Corp.
3.000%, 1/15/22		$700,000	710,519
3.875%, 1/15/27		100,000	103,759
Broadcom, Inc.
3.625%, 10/15/24§		700,000	725,982
Microchip Technology, Inc.
3.922%, 6/1/21		200,000	204,425
NXP BV
3.875%, 9/1/22§		800,000	829,931
5.350%, 3/1/26§		500,000	564,923

			3,139,539

Software (0.1%)
Oracle Corp.
1.900%, 9/15/21		400,000	400,318

Technology Hardware, Storage & Peripherals (0.6%)
Dell International LLC
4.420%, 6/15/21§		100,000	102,820
5.450%, 6/15/23§		900,000	978,806
EMC Corp.
2.650%, 6/1/20		500,000	498,760
NetApp, Inc.
3.375%, 6/15/21		100,000	101,622

			1,682,008

Total Information Technology			6,825,257

See Notes to Financial Statements.

1405

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Materials (0.7%)
Chemicals (0.4%)
Huntsman International LLC
5.125%, 11/15/22		$600,000	$640,832
Syngenta Finance NV
3.933%, 4/23/21§		500,000	509,198

			1,150,030

Paper & Forest Products (0.3%)
Stora Enso OYJ
2.500%, 3/21/28 (m)	EUR	600,000	732,710

Total Materials			1,882,740

Real Estate (3.9%)
Equity Real Estate Investment Trusts (REITs) (3.9%)
Alexandria Real Estate Equities, Inc. (REIT)
4.300%, 1/15/26		$300,000	328,674
4.500%, 7/30/29		200,000	224,644
American Tower Corp. (REIT)
3.375%, 5/15/24		800,000	827,358
Boston Properties LP (REIT)
4.500%, 12/1/28		600,000	676,037
Brixmor Operating Partnership LP (REIT)
(ICE LIBOR USD 3 Month + 1.05%), 2.959%, 2/1/22 (k)		200,000	199,818
EPR Properties (REIT)
3.750%, 8/15/29		700,000	703,457
Essex Portfolio LP (REIT)
3.000%, 1/15/30		700,000	704,828
GLP Capital LP (REIT)
5.250%, 6/1/25		100,000	109,519
5.750%, 6/1/28		200,000	227,071
Goodman US Finance Three LLC (REIT)
3.700%, 3/15/28§		500,000	511,754
Healthcare Trust of America Holdings LP (REIT)
3.500%, 8/1/26		700,000	729,150
Highwoods Realty LP (REIT)
4.125%, 3/15/28		100,000	105,318
Mid-America Apartments LP (REIT)
2.750%, 3/15/30 (x)		700,000	690,560
Physicians Realty LP (REIT)
4.300%, 3/15/27		100,000	106,299
Public Storage (REIT)
3.094%, 9/15/27		500,000	519,186
Realty Income Corp. (REIT)
3.000%, 1/15/27		300,000	307,818
Sabra Health Care LP (REIT)
4.800%, 6/1/24		700,000	744,254
Senior Housing Properties Trust (REIT)
4.750%, 2/15/28		400,000	405,000
Service Properties Trust (REIT)
4.250%, 2/15/21		300,000	302,812
4.500%, 6/15/23		200,000	207,097
4.950%, 2/15/27		500,000	518,020
Simon Property Group LP (REIT)
2.450%, 9/13/29		700,000	687,469
UDR, Inc. (REIT)
3.200%, 1/15/30		700,000	712,107
Ventas Realty LP (REIT)
3.250%, 10/15/26		200,000	204,200
VEREIT Operating Partnership LP (REIT)
4.625%, 11/1/25		400,000	434,074
Washington Prime Group LP (REIT)
6.450%, 8/15/24 (e)(x)		300,000	277,875

Total Real Estate			11,464,399

Utilities (2.8%)
Electric Utilities (2.0%)
Duke Energy Corp.
(ICE LIBOR USD 3 Month + 0.50%), 2.409%, 5/14/21 (k)§		700,000	701,888
Duke Energy Ohio, Inc.
3.650%, 2/1/29		500,000	542,947
Edison International
3.550%, 11/15/24 (x)		600,000	617,739
Electricite de France SA
4.600%, 1/27/20§		100,000	100,160
Enel Finance International NV
2.875%, 5/25/22§		800,000	811,005
4.250%, 9/14/23§		700,000	741,915
NextEra Energy Capital Holdings, Inc.
2.900%, 4/1/22		800,000	815,039
Niagara Mohawk Power Corp.
4.278%, 12/15/28§		900,000	1,009,270
Southern Co. (The) 2.350%, 7/1/21		600,000	602,917

			5,942,880

Gas Utilities (0.4%)
CenterPoint Energy Resources Corp.
3.550%, 4/1/23		400,000	414,503
Dominion Energy Gas Holdings LLC
Series A (ICE LIBOR USD 3 Month + 0.60%), 2.494%, 6/15/21 (k)		800,000	802,778

			1,217,281

Multi-Utilities (0.4%)
NiSource, Inc. 2.650%, 11/17/22		200,000	202,176
Sempra Energy
(ICE LIBOR USD 3 Month + 0.45%), 2.344%, 3/15/21 (k)		900,000	900,365

			1,102,541

Total Utilities			8,262,702

Total Corporate Bonds			132,760,331

Foreign Government Securities (3.9%)
Autonomous Community of Catalonia
4.950%, 2/11/20	EUR	400,000	451,018
Japan Finance Organization for Municipalities
2.625%, 4/20/22§		$900,000	912,596
3.375%, 9/27/23§		1,100,000	1,151,970
Japan International Cooperation Agency
2.750%, 4/27/27		600,000	616,892

See Notes to Financial Statements.

1406

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Kingdom of Spain
0.600%, 10/31/29 (m)	EUR	1,800,000	$2,046,761
1.850%, 7/30/35 (m)		1,100,000	1,412,707
Province of Ontario
4.200%, 6/2/20	CAD	500,000	389,810
4.000%, 6/2/21		900,000	714,739
3.150%, 6/2/22		300,000	237,886
Province of Quebec
3.500%, 7/29/20		$100,000	101,003
4.500%, 12/1/20	CAD	100,000	78,877
2.750%, 8/25/21		$700,000	711,276
3.500%, 12/1/22	CAD	300,000	241,495
3.750%, 9/1/24		200,000	165,810
Republic of Peru 5.940%, 2/12/29§	PEN	2,100,000	712,020
State of Qatar
3.875%, 4/23/23§		$800,000	844,000
4.000%, 3/14/29§		700,000	782,469

Total Foreign Government Securities			11,571,329

Mortgage-Backed Securities (43.4%)
FHLMC
4.500%, 4/1/29		38,427	41,016
6.000%, 1/1/37		81,068	93,478
4.000%, 1/1/41		81,362	87,249
4.000%, 9/1/41		50,986	54,787
3.500%, 2/1/48		239,290	248,065
3.500%, 3/1/48		507,812	526,751
3.500%, 5/1/48		249,231	258,448
FNMA
2.310%, 8/1/22		198,694	199,803
2.870%, 9/1/27		300,000	308,667
3.160%, 6/1/29		1,300,000	1,377,164
4.357%, 5/1/38 (l)		251,315	262,768
FNMA UMBS
4.500%, 1/1/34		116,717	124,077
5.500%, 4/1/34		44,453	49,645
5.500%, 5/1/34		92,066	102,755
5.500%, 3/1/38		67,564	76,125
5.000%, 8/1/39		85,050	93,898
4.500%, 12/1/41		50,344	54,557
4.500%, 7/1/44		104,446	112,533
4.000%, 9/1/48		351,825	367,703
4.000%, 10/1/48		78,958	82,299
FNMA/FHLMC UMBS, 15 Year, Single Family
3.000%, 2/25/35 TBA		2,000,000	2,048,750
FNMA/FHLMC UMBS, 30 Year, Single Family
3.000%, 2/25/50 TBA		19,600,000	19,869,500
3.500%, 2/25/50 TBA		29,000,000	29,829,220
4.000%, 2/25/50 TBA		12,500,000	13,008,789
4.000%, 3/25/50 TBA		5,000,000	5,202,930
GNMA
3.000%, 7/15/45		122,832	126,529
3.000%, 8/15/45		179,571	184,976
4.500%, 1/20/49		1,681,095	1,761,647
5.000%, 1/20/49		25,433	26,854
5.000%, 2/20/49		307,874	324,547
4.000%, 1/15/50 TBA		21,800,000	22,566,405
5.000%, 1/15/50 TBA		7,900,000	8,319,688
3.000%, 2/15/50 TBA		4,400,000	4,516,875
3.500%, 2/15/50 TBA		9,600,000	9,899,250
4.500%, 2/15/50 TBA		4,900,000	5,132,558

Total Mortgage-Backed Securities			127,340,306

Municipal Bond (0.0%)
City Of Chicago General Obligation Bonds, Taxable Series 2015 B 7.750%, 1/1/42		50,000	56,629

Total Municipal Bond			56,629

U.S. Treasury Obligations (43.0%)
U.S. Treasury Bonds
3.125%, 2/15/42		500,000	568,112
3.625%, 8/15/43 (t)#		2,300,000	2,826,618
3.375%, 5/15/44		1,400,000	1,660,251
3.125%, 8/15/44		1,000,000	1,140,222
3.000%, 8/15/48 (z)		17,700,000	19,984,787
2.875%, 5/15/49 (z)		900,000	994,719
U.S. Treasury Inflation Linked Bonds
0.750%, 2/15/42 TIPS		1,480,570	1,538,789
1.375%, 2/15/44 TIPS		331,263	391,213
0.875%, 2/15/47 TIPS		426,436	458,098
1.000%, 2/15/48 TIPS		1,043,590	1,157,513
1.000%, 2/15/49 TIPS (x)		1,840,842	2,049,144
U.S. Treasury Inflation Linked Notes
0.625%, 4/15/23 TIPS		414,420	420,763
0.375%, 7/15/25 TIPS		1,410,747	1,439,043
0.625%, 1/15/26 TIPS		2,382,710	2,455,451
0.375%, 7/15/27 TIPS		1,262,436	1,287,705
0.750%, 7/15/28 TIPS		7,402,088	7,788,462
0.875%, 1/15/29 TIPS		5,401,654	5,737,351
U.S. Treasury Notes
2.875%, 9/30/23 (v)(w)(z)		55,700,000	58,175,536
2.250%, 11/15/24 (v)		200,000	205,240
2.875%, 8/15/28		14,500,000	15,638,939

Total U.S. Treasury Obligations			125,917,956

Total Long-Term Debt Securities (154.7%) (Cost $438,418,490)			453,500,725

SHORT-TERM INVESTMENTS:
Certificate of Deposit (0.2%)
Lloyds Bank Corporate Markets plc
(ICE LIBOR USD 3 Month + 0.50%), 2.43%, 9/24/20 (k)		700,000	699,997

Repurchase Agreements (0.3%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $913,101, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $931,276. (xx)		913,015	913,015

See Notes to Financial Statements.

1407

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EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
HSBC Securities, Inc., 1.55%, dated 12/31/19, due 1/2/20, repurchase price $100,248, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/40-2/15/47; total market value $102,253. (xx)	$100,240	$100,240

Total Repurchase Agreements		1,013,255

U.S. Government Agency Securities (1.6%)
FHLB
1.43%, 1/27/20 (o)(p)	2,200,000	2,197,639
1.53%, 3/18/20 (o)(p)	2,400,000	2,392,074

Total U.S. Government Agency Securities		4,589,713

Total Short-Term Investments (2.1%) (Cost $6,303,191)		6,302,965

	Number of Contracts	Value (Note 1)
OPTIONS PURCHASED:
Call Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
U.S. Treasury 10 Year Note 02/21/2020 at USD 143.50, American Style Notional Amount: USD 100,000 Exchange Traded*	1	—
U.S. Treasury 10 Year Note 02/21/2020 at USD 144.50, American Style Notional Amount: USD 5,200,000 Exchange Traded*	52	—
U.S. Treasury 10 Year Note 02/21/2020 at USD 138.00, American Style Notional Amount: USD 300,000 Exchange Traded*	3	—
U.S. Treasury 10 Year Note 02/21/2020 at USD 139.00, American Style Notional Amount: USD 2,300,000 Exchange Traded*	23	—
U.S. Treasury 30 Year Bond 02/21/2020 at USD 195.00, American Style Notional Amount: USD 7,700,000 Exchange Traded*	77	—
U.S. Treasury 30 Year Bond 02/21/2020 at USD 197.00, American Style Notional Amount: USD 1,600,000 Exchange Traded*	16	—

		—

Put Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
Euro-Bund 02/21/2020 at EUR 157.00, American Style Notional Amount: EUR 2,800,000 Exchange Traded*	28	314
U.S. Treasury 5 Year Note 02/21/2020 at USD 112.25, American Style Notional Amount: USD 1,300,000 Exchange Traded*	13	—
U.S. Treasury 5 Year Note 02/21/2020 at USD 111.00, American Style Notional Amount: USD 3,200,000 Exchange Traded*	32	—
U.S. Treasury 5 Year Note 02/21/2020 at USD 112.00, American Style Notional Amount: USD 7,400,000 Exchange Traded*	74	—
U.S. Treasury 5 Year Note 02/21/2020 at USD 110.50, American Style Notional Amount: USD 28,300,000 Exchange Traded*	283	—
U.S. Treasury 5 Year Note 02/21/2020 at USD 110.25, American Style Notional Amount: USD 4,800,000 Exchange Traded*	48	—

		314

Total Options Purchased (0.0%) (Cost $5,679)		314

Total Investments in Securities (156.8%) (Cost $444,727,360)		459,804,004
Other Assets Less Liabilities (-56.8%)		(166,564,516)

Net Assets (100%)		$293,239,488

See Notes to Financial Statements.

1408

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EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2019, the market value of these securities amounted to $73,652,710 or 25.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $811,116.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2019. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $14,119,442 or 4.8% of net assets.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2019.
(p)	Yield to maturity.
(t)	All, or a portion of security held by broker as collateral for Centrally Cleared Swap contracts, with a total collateral value of $684,533.
(v)	All, or a portion of security held by broker as collateral for forward foreign currency contracts, with a total collateral value of $590,640.
(w)	All, or a portion of security held by broker as collateral for TBA contracts, with a total collateral value of $312,289.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $2,621,119. This was collateralized by $1,672,006 of various U.S. Government Treasury Securities, ranging from 0.625% - 4.250%, maturing 12/31/20 - 8/15/46 and by cash of $1,013,255 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2019.

(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

ARM	— Adjustable Rate Mortgage
CAD	— Canadian Dollar
CLO	— Collateralized Loan Obligation
CNY	— Chinese Renminbi
EUR	— European Currency Unit
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PEN	— Peruvian Sol
PIK	— Payment-in Kind Security
SOFR	— Secured Overnight Financing Rate
TBA	— To Be Announced; Security is subject to delayed
delivery
TIPS	— Treasury Inflation Protected Security
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar

Country Diversification As a Percentage of Total Net Assets
Australia	1.4%
Bermuda	0.2
Brazil	0.1
Canada	2.4
Cayman Islands	3.4
Denmark	0.3
Finland	0.2
France	1.5
Germany	3.6
India	0.2
Ireland	0.4
Israel	0.2
Italy	0.9
Japan	2.7
Netherlands	1.1
Peru	0.2
Qatar	0.8
Saudi Arabia	0.3
Singapore	0.7
Spain	1.3
Sweden	0.7
Switzerland	1.9
United Kingdom	8.4
United States	123.9
Cash and Other	(56.8)

100.0%

See Notes to Financial Statements.

1409

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-BTP	149	3/2020	EUR	23,809,810	(229,543)
Euro-Bund	55	3/2020	EUR	10,518,125	(160,374)
U.S. Treasury 5 Year Note	425	3/2020	USD	50,408,984	(145,173)

					(535,090)

Short Contracts
Euro-Bobl	(118)	3/2020	EUR	(17,687,347)	50,864
Euro-OAT	(8)	3/2020	EUR	(1,460,633)	19,134
Euro-Schatz	(40)	3/2020	EUR	(5,020,953)	4,538
Japan 10 Year Bond	(2)	3/2020	JPY	(2,801,160)	2,309
Long Gilt	(101)	3/2020	GBP	(17,576,620)	136,737
U.S. Treasury 10 Year Note	(53)	3/2020	USD	(6,806,359)	55,152
U.S. Treasury Long Bond	(93)	3/2020	USD	(14,499,281)	281,050
3 Month Euro Euribor	(33)	9/2020	EUR	(9,288,728)	27,845
3 Month Euro Euribor	(28)	12/2020	EUR	(7,880,559)	24,017

					601,646

					66,556

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
MXN	11,739,000	USD	584,132	JPMorgan Chase Bank	1/22/2020	34,921
MXN	23,368,000	USD	1,160,249	Goldman Sachs Bank USA	1/28/2020	70,829
EUR	342,000	USD	380,688	Citibank NA	2/14/2020	3,951
EUR	410,000	USD	456,538	HSBC Bank plc	2/14/2020	4,578
CNY	3,608,775	USD	508,550	Citibank NA**	3/18/2020	8,487
MXN	32,272,000	USD	1,640,980	Citibank NA	4/22/2020	38,160

Total unrealized appreciation						160,926

USD	685,943	MXN	13,469,000	Citibank NA	1/22/2020	(24,341)
USD	1,218,952	MXN	23,696,103	Goldman Sachs Bank USA	1/22/2020	(30,655)
USD	1,190,156	MXN	23,368,000	HSBC Bank plc	1/28/2020	(40,922)
USD	312,200	MXN	6,067,000	Goldman Sachs Bank USA	2/12/2020	(6,713)
GBP	261,000	USD	349,717	Barclays Bank plc	2/14/2020	(3,582)
JPY	1,213,600,000	USD	11,228,182	JPMorgan Chase Bank	2/14/2020	(32,300)
USD	1,911,158	CAD	2,534,000	HSBC Bank plc	2/14/2020	(40,613)
USD	237,012	EUR	213,000	Bank of America	2/14/2020	(2,543)
USD	12,117,907	EUR	10,909,000	Citibank NA	2/14/2020	(151,161)
USD	141,586	EUR	128,000	HSBC Bank plc	2/14/2020	(2,373)
USD	9,804,366	GBP	7,575,000	HSBC Bank plc	2/14/2020	(241,507)
USD	4,508,883	CNY	32,532,440	Citibank NA**	3/18/2020	(152,117)
USD	2,630,805	CNY	18,963,295	HSBC Bank plc**	3/18/2020	(86,112)

Total unrealized depreciation						(814,939)

Net unrealized depreciation						(654,013)

**	Non-deliverable forward.

See Notes to Financial Statements.

1410

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EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Written Call Options Contracts as of December 31, 2019 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
U.S. Treasury 10 Year Note	Exchange Traded	26	USD	(2,600,000)	USD	130.00	1/24/2020	(2,031)

Total Written Options Contracts (Premiums Received ($8,093))								(2,031)

Centrally Cleared Credit default swap contracts outstanding — sell protection as of December 31, 2019 (Note 1):

Reference Obligation/Index	Financing Rate (Paid) / Received by the Portfolio (%)	Frequency of Payments Made/Received	Maturity Date	Implied Credit Spread (%)	Notional Amount		Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
General Electric Co.	1.00	Quarterly	12/20/2023	0.65	USD	400,000	(14,333)	19,790	5,457
General Electric Co.	1.00	Quarterly	6/20/2024	0.77	USD	300,000	(3,120)	6,213	3,093
General Electric Co.	1.00	Quarterly	6/20/2024	0.77	USD	100,000	(1,081)	2,112	1,031
General Electric Co.	1.00	Quarterly	12/20/2024	0.86	USD	800,000	(13,093)	18,738	5,645
General Electric Co.	1.00	Quarterly	12/20/2024	0.86	USD	100,000	(1,408)	2,114	706
Rolls-Royce plc	1.00	Quarterly	6/20/2024	0.89	EUR	300,000	736	1,003	1,739
Rolls-Royce plc	1.00	Quarterly	6/20/2024	0.89	EUR	300,000	589	1,150	1,739

							(31,710)	51,120	19,410

OTC Credit default swap contracts outstanding — sell protection as of December 31, 2019 (Note 1):

Reference Obligation/Index	Financing Rate (Paid) / Received by the Portfolio (%)	Frequency of Payments Made/Received	Counterparty	Maturity Date	Implied Credit Spread (%)	Notional Amount		Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
Republic of Italy	1.00	Quarterly	Barclays Bank plc	6/20/2024	1.14	USD	4,100,000	(106,434)	83,532	(22,902)

								(106,434)	83,532	(22,902)

Centrally Cleared Interest rate swap contracts outstanding as of December 31, 2019 (Note 1):

Floating Rate Index 1	Fixed Rate	Pay/ Receive Floating Rate	Maturity Date	Notional Amount		Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
6 month LIBORSemi-Annual	0.75 semi-annually	Receive	12/20/2038	JPY	462,700,000	(277,970)	(55,516)	(333,486)
6 month LIBOR Semi-Annual	0.12 semi-annually	Pay	8/22/2039	JPY	20,000,000	—	(7,865)	(7,865)
6 month LIBOR Semi-Annual	0.12 semi-annually	Pay	8/22/2039	JPY	20,000,000	—	(7,846)	(7,846)

						(277,970)	(71,227)	(349,197)

(1)	Value of floating rate index at December 31, 2019 was as follows:

Floating Rate Index	Value
6 Month LIBOR JPY	0.02%

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

1411

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EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$30,428,362	$—	$30,428,362
Centrally Cleared Credit Default Swaps	—	51,120	—	51,120
Collateralized Mortgage Obligations	—	20,102,016	—	20,102,016
Commercial Mortgage-Backed Securities	—	5,323,796	—	5,323,796
Corporate Bonds
Communication Services	—	5,308,351	—	5,308,351
Consumer Discretionary	—	5,679,524	—	5,679,524
Consumer Staples	—	6,205,747	—	6,205,747
Energy	—	3,293,905	—	3,293,905
Financials	—	71,073,494	—	71,073,494
Health Care	—	5,637,938	—	5,637,938
Industrials	—	7,126,274	—	7,126,274
Information Technology	—	6,825,257	—	6,825,257
Materials	—	1,882,740	—	1,882,740
Real Estate	—	11,464,399	—	11,464,399
Utilities	—	8,262,702	—	8,262,702
Foreign Government Securities	—	11,571,329	—	11,571,329
Forward Currency Contracts	—	160,926	—	160,926
Futures	601,646	—	—	601,646
Mortgage-Backed Securities	—	127,340,306	—	127,340,306
Municipal Bond	—	56,629	—	56,629
Options Purchased
Call Options Purchased	— (a)	—	—	— (a)
Put Options Purchased	314	—	—	314
OTC Credit Default Swaps	—	83,532	—	83,532
Short-Term Investments
Certificate of Deposit	—	699,997	—	699,997
Repurchase Agreements	—	1,013,255	—	1,013,255
U.S. Government Agency Securities	—	4,589,713	—	4,589,713
U.S. Treasury Obligations	—	125,917,956	—	125,917,956

Total Assets	$601,960	$460,099,268	$—	$460,701,228

Liabilities:
Centrally Cleared Interest Rate Swaps	$—	$(71,227)	$—	$(71,227)
Forward Currency Contracts	—	(814,939)	—	(814,939)
Futures	(535,090)	—	—	(535,090)
Options Written
Call Options Written	(2,031)	—	—	(2,031)

Total Liabilities	$(537,121)	$(886,166)	$—	$(1,423,287)

Total	$64,839	$459,213,102	$—	$459,277,941

(a)	Value is zero.

See Notes to Financial Statements.

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EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$601,960	*
Foreign exchange contracts	Receivables	160,926
Credit contracts	Receivables	134,652

Total		$897,538

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(608,348	)*
Foreign exchange contracts	Payables	(814,939)

Total		$(1,423,287)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$322,298	$(3,944,909)	$—	$(51,727)	$(3,674,338)
Foreign exchange contracts	251,819	—	(378,726)	—	(126,907)
Credit contracts	10,517	—	—	50,538	61,055

Total	$584,634	$(3,944,909)	$(378,726)	$(1,189)	$(3,740,190)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$4,822	$1,721,210	$—	$(71,227)	$1,654,805
Foreign exchange contracts	250	—	(221,927)	—	(221,677)
Credit contracts	1,014	—	—	134,855	135,869

Total	$6,086	$1,721,210	$(221,927)	$63,628	$1,568,997

^ This Portfolio held forward foreign currency contracts, futures contracts, option contracts and swaps contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held option contracts with an average notional balance of approximately $42,000 for ten months, forward foreign currency contracts with an average settlement value of approximately $65,525,000, futures contracts with an average notional balance of approximately $154,091,000 and swaps contracts with an average notional balance of $8,751,000 respectively, during the year ended December 31, 2019.

See Notes to Financial Statements.

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EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received*	Net Amount Due from Counterparty
Barclays Bank plc	$83,532	$(3,582)	$(79,950)	$—
Citibank NA	50,598	(50,598)	—	—
Goldman Sachs Bank USA	70,829	(37,368)	—	33,461
HSBC Bank plc	4,578	(4,578)	—	—
JPMorgan Chase Bank	34,921	(32,300)	—	2,621

Total	$244,458	$(128,426)	$(79,950)	$36,082

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged**	Net Amount Due to Counterparty
Bank of America	$2,543	$—	$—	$2,543
Barclays Bank plc	3,582	(3,582)	—	—
Citibank NA	327,619	(50,598)	(264,244)	12,777
Goldman Sachs Bank USA	37,368	(37,368)	—	—
HSBC Bank plc	411,527	(4,578)	(264,773)	142,176
JPMorgan Chase Bank	32,300	(32,300)	—	—

Total	$814,939	$(128,426)	$(529,017)	$157,496

*	The table above does not include the additional collateral received from the counterparty. Total additional collateral received is $30,050.
**	The table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged is $61,623
(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
Morgan Stanley & Co. LLC	1.90%	11/1/2019	2/3/2020	$(1,166,250)	$(1,164,465)
Morgan Stanley & Co. LLC	1.85	11/27/2019	3/26/2020	(1,036,406)	(1,034,309)
Morgan Stanley & Co. LLC	1.85	11/27/2019	3/26/2020	(48,932,844)	(48,798,033)

					$(50,996,807)

(1)	The average amount of borrowings while outstanding for 365 days during the year ended December 31,2019, was approximately $55,970,000 at a weighted average interest rate of 2.36%.
(2)	Payable for sale-buyback transactions includes $(138,693) of deferred price drop on sale-buyback transactions.

	December 31, 2019
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$—	$2,198,774	$—	$2,198,774
U.S. Treasury Notes	—	—	48,798,033	—	48,798,033

Total Borrowings	$—	$—	$50,996,807	$—	$50,996,807

Gross amount of recognized liabilities for sale-buybacks					$50,996,807

See Notes to Financial Statements.

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EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary by counterparty of sale-buyback transactions and collateral (received)/pledged as of December 31, 2019:

Counterparty	Payable for Sale-Buyback Transactions	Collateral Pledged (Sale-buyback positions)	Cash Collateral (Received)/ Pledged	Net Exposure (3)
Morgan Stanley & Co. LLC	$(50,996,807)	$50,899,342	$—	$(97,465)

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,859,046,485
Long-term U.S. government debt securities	30,246,985

$1,889,293,470

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,845,566,933
Long-term U.S. government debt securities	9,503,385

$1,855,070,318

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18,065,176
Aggregate gross unrealized depreciation	(3,950,077)

Net unrealized appreciation	$14,115,099

Federal income tax cost of investments in securities and derivative instruments, if applicable	$444,746,728

See Notes to Financial Statements.

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EQ/PIMCO TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $443,714,105)	$458,790,749
Repurchase Agreements (Cost $1,013,255)	1,013,255
Cash	2,818,019
Foreign cash (Cost $585,309)	589,602
Cash held as collateral at broker for futures	340,000
Cash held as collateral at broker for centrally cleared swaps	1,065,000
Receivable for forward settling transactions	94,547,313
Dividends, interest and other receivables	1,858,346
Due from broker for futures variation margin	297,193
Receivable for Portfolio shares sold	178,493
Unrealized appreciation on forward foreign currency contracts	160,926
Variation Margin on Centrally Cleared Swaps	106,757
Securities lending income receivable	480
Other assets	1,421

Total assets	561,767,554

LIABILITIES
Payable for forward settling transactions	214,876,313
Payable for sale-buyback financing transactions	50,996,807
Payable for return of collateral on securities loaned	1,013,255
Unrealized depreciation on forward foreign currency contracts	814,939
Payable for Portfolio shares redeemed	491,208
Payable for return of cash collateral on forward foreign currency contracts	110,000
Distribution fees payable – Class IB	62,013
Administrative fees payable	23,665
Market value on OTC swap contracts (Premiums received $106,434)	22,902
Investment management fees payable	18,167
Options written, at value (Premiums received $8,093)	2,031
Accrued expenses	96,766

Total liabilities	268,528,066

NET ASSETS	$293,239,488

Net assets were comprised of:
Paid in capital	$281,830,049
Total distributable earnings (loss)	11,409,439

Net assets	$293,239,488

Class IB
Net asset value, offering and redemption price per share, $293,239,488 / 26,665,018 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.00

(x)	Includes value of securities on loan of $2,621,119.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest	$10,753,883
Securities lending (net)	7,899

Total income	10,761,782

EXPENSES
Interest expense	1,494,532
Investment management fees	1,373,866
Distribution fees – Class IB	686,933
Administrative fees	262,529
Professional fees	97,670
Custodian fees	78,000
Offering costs	39,807
Printing and mailing expenses	34,765
Trustees’ fees	8,615
Tax expense	5,424
Miscellaneous	55,538

Gross expenses	4,137,679
Less: Waiver from investment manager	(576,715)

Net expenses	3,560,964

NET INVESTMENT INCOME (LOSS)	7,200,818

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	5,595,106
Futures contracts	(3,944,909)
Forward foreign currency contracts	(378,726)
Foreign currency transactions	146,310
Swaps	(1,189)
Options written	603,691
Securities sold short	(5,840)

Net realized gain (loss)	2,014,443

Change in unrealized appreciation (depreciation) on:
Investments in securities	11,395,303
Futures contracts	1,721,210
Forward foreign currency contracts	(221,927)
Foreign currency translations	2,731
Options written	7,076
Swaps	63,628

Net change in unrealized appreciation (depreciation)	12,968,021

NET REALIZED AND UNREALIZED GAIN (LOSS)	14,982,464

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,183,282

See Notes to Financial Statements.

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EQ/PIMCO TOTAL RETURN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,200,818	$1,305,537
Net realized gain (loss)	2,014,443	1,276,991
Net change in unrealized appreciation (depreciation)	12,968,021	1,554,196

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,183,282	4,136,724

Distributions to shareholders:
Class IB	(12,483,460)	(2,587,370)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 5,246,170 and 1,678,496 shares, respectively ]	58,385,147	17,654,802
Capital shares sold in-kind (Note 8) [ 0 and 22,713,138 shares, respectively ]	—	238,715,079
Capital shares issued in reinvestment of dividends and distributions [ 1,129,107 and 246,900 shares, respectively ]	12,483,460	2,587,370
Capital shares repurchased [ (3,620,511) and (728,282) shares, respectively ]	(40,162,071)	(7,673,475)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	30,706,536	251,283,776

TOTAL INCREASE (DECREASE) IN NET ASSETS	40,406,358	252,833,130
NET ASSETS:
Beginning of period	252,833,130	—

End of period	$293,239,488	$252,833,130

* Commencement of Operations.

See Notes to Financial Statements.

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EQ/PIMCO TOTAL RETURN PORTFOLIO

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2019

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/(decrease) in net assets from operations	$22,183,282
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investments in securities	(1,706,170,649)
Proceeds from disposition of investments in securities	1,694,245,865
Covers of investment securities sold short	(108,105,060)
Proceeds from investment securities sold short	108,099,219
Increase in payable for forward settling transactions	36,109,848
Increase in receviable for forward settling transactions	(31,104,930)
Change in unrealized (appreciation) depreciation on investments in securities	(11,395,303)
Change in unrealized (appreciation) depreciation on options written	(7,076)
Change in unrealized (appreciation) depreciation on forward foreign curreny contracts	221,927
Net realized (gain) loss on investments in securities	(5,595,106)
Net realized (gain) loss on securities sold short	5,840
Net amortization (accretion) of income	(378,870)
Increase in payable for return of cash collateral on forward foreign currency contracts	110,000
Decrease in deferred offering cost	39,807
Increase in market value on OTC swap contracts	22,902
Increase in accrued expenses	20,669
Increase in distribution fees payable – Class IB	8,750
Increase in administrative fees payable	3,177
Decrease in securities lending income receivable	310
Increase in other assets	(1,114)
Decrease in premiums received on options written	(2,424)
Decrease in investment management fees payable	(21,133)
Increase in variation margin on centrally cleared swap	(84,781)
Decrease in due to broker for futures variation margin	(142,423)
Increase in due from broker for futures variation margin	(297,193)
Increase in dividends, interest and other receivables	(342,735)
Decrease in payable for collateral on securities loaned	(770,958)
Decrease in payable for return of cash collateral on forward settling transactions	(1,556,000)

Net cash provided (used) by operating activities	(4,904,159)

Cash flows provided (used) by financing activities:
Decrease in foreign currency overdraft payable	(2,554,552)
Proceeds from shares sold	58,429,240
Payment for shares repurchased	(40,180,102)
Proceeds from sale-buyback transactions	5,443,635,960
Payments on sale-buyback transactions	(5,443,343,959)
Decrease in payable for sale-buyback financing transactions	(7,411,129)

Net cash provided (used) by financing activities	8,575,458

Net increase/(decrease) in cash	3,671,299

Cash, foreign currency and restricted cash:
Beginning of year	1,141,322

End of year	$4,812,621

Supplemental disclosure of cash flow information:

For the year ended December 31, 2019 the Portfolio paid $1,494,532 in interest expense and had reinvestments of dividends and distributions in the amount of $12,483,460.

Reconciliation of cash and restricted cash to the Statement of Assets and Liabilities:

	Year Ended 12/31/2019	October 22, 2018* to December 31, 2018
Cash	$2,818,019	$569,322
Foreign cash	589,602	—
Cash held as collateral at broker for future	340,000	572,000
Cash held as collateral at broker for centrally cleared swaps	1,065,000	—

Total cash, foreign cash and restricted cash shown in the statement of cash flows	$4,812,621	$1,141,322

*	Commencement of Operations.

See Notes to Financial Statements.

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EQ/PIMCO TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$10.57		$10.51

Income (loss) from investment operations:
Net investment income (loss) (e)	0.29		0.05
Net realized and unrealized gain (loss)	0.63		0.12

Total from investment operations	0.92		0.17

Less distributions:
Dividends from net investment income	(0.22)		(0.07)
Distributions from net realized gains	(0.27)		(0.04)

Total dividends and distributions	(0.49)		(0.11)

Net asset value, end of period	$11.00		$10.57

Total return (b)	8.68%		1.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$293,239		$252,833
Ratio of expenses to average net assets:
After waivers (a)(f)	1.30	%**(j)	1.39	%**(k)
Before waivers (a)(f)	1.51	%**	1.60	%**
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.62%		2.68	%(l)
Before waivers (a)(f)	2.41%		2.47	%(l)
Portfolio turnover rate^	430%		122	%(z)
*	Commencement of Operations.
**	Includes Interest Expense of 0.64% and Interest and Tax Expense of 0.55%, for the periods ended December 31, 2018 and 2019, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.30% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.39% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”).

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	2.63%	1.42%	0.97%
Portfolio – Class IB Shares	2.52	1.42	0.91
Portfolio – Class K Shares*	2.89	1.68	1.25
ICE BofAML 3-Month U.S. Treasury Bill Index	2.28	1.07	0.58

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.52% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index, which returned 2.28% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Exposure to the securitized sector, particularly Agency and non-Agency mortgage-backed securities (MBS), added to Portfolio performance during the year.

•	Exposure to and selection within investment grade corporate credit was also beneficial.

•	Holdings of U.S. Treasury Inflation-Protected Securities (TIPS) aided performance during the period.

What hurt performance during the year:

•	U.S. interest rate strategies detracted from Portfolio performance for the period.

How derivatives contributed/detracted from performance during the year?

•	Interest rate strategies, which were partially facilitated through the use of futures and options, were negative for performance over the year.

•

Derivatives are used in the portfolio as a means to gain or decrease exposure to securities, markets, or sectors, as a substitute for exposure that may not otherwise be accessible through the use of cash bonds, for purposes of liquidity, or to take advantage of anticipated changes in market volatility.

Portfolio Positioning and Outlook — Pacific Investment Management Company, LLC

•	Duration: We were overweight headline duration. Additionally, we source duration from the U.S. and other high quality developed markets.

•	Curve positioning: Maintain defensive positioning to minimize overall interest rate risk in the portfolio.

•	Spread sectors: Favor areas outside of U.S. Treasuries that offer more compelling return with limited volatility profiles including: investment grade credit and securitized credit assets.

We believe recession risks have diminished, and we are more confident in our baseline forecast of a moderate recovery in global growth this year. The constructive view is driven by a de-escalation of the U.S.-China trade war, additional global central bank easing, and some initial signs of stabilization in growth.

In the U.S. we continue to expect real U.S. gross domestic product (GDP) growth to slow to a 1.5% to 2.0% range in 2020, from an estimated 2.3% pace in 2019. Domestic and global government and central bank policy actions to ease financial conditions, lower rates, and stimulate growth may contribute to growth in the second half of 2020. Despite the announced small reduction in tariff rates on some Chinese goods, we expect core consumer price inflation to firm modestly further in the next few months, before moderating in the later part of 2020.

For the eurozone, we see the continuation of a 1% growth, 1% inflation economy — supported by an improving global trade environment and ongoing

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

support from monetary and fiscal conditions. We believe spillover from manufacturing weakness into the broader market, and lingering uncertainty over a fragile trade truce between U.S. and China, will likely limit the upside. Meanwhile, inflation looks set to remain low as wage inflation is likely to flatline ahead in an environment of weaker growth, and as corporate pricing is likely to remain cautious in the current uncertain growth environment. On policy, we do not expect any new measures from the European Central Bank, which is likely to keep the policy rate at -0.50% and continue net asset purchase of €20 billion per month through the forecast horizon.

In the UK, we expect real growth of 0.75% to 1.25% in 2020, modestly below trend. Japan’s GDP growth is expected to slow to a 0.25% to 0.75% range in 2020 from an estimated 0.9% this year. In China, we see growth slowing into a 5.0% to 6.0% range in 2020 from an estimated 6.1% in 2019.

Portfolio Characteristics As of December 31, 2019
Weighted Average Life (Years)	0.39
Weighted Average Coupon (%)	2.46
Weighted Average Effective Duration (Years)*	0.51
Weighted Average Rating**	A+

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	20.4%
Collateralized Mortgage Obligations	11.8
Asset-Backed Securities	11.7
Mortgage-Backed Securities	11.1
Consumer Discretionary	6.8
U.S. Treasury Obligations	6.0
U.S. Government Agency Securities	5.5
Commercial Mortgage-Backed Securities	4.7
Utilities	3.1
Health Care	3.7
Consumer Staples	2.7
Industrials	2.7
Communication Services	3.1
Information Technology	2.8
Energy	2.2
Municipal Bonds	1.8
Repurchase Agreements	1.4
Real Estate	1.1
Supranational	0.8
Materials	0.3
Cash and Other	(3.7)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,012.90	$4.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.19	4.06
Class IB
Actual	1,000.00	1,011.90	4.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.14	4.11
Class K
Actual	1,000.00	1,014.40	2.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.40	2.84

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.80%, 0.81% and 0.56%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (11.7%)
Ally Master Owner Trust,
Series 2018-3 A 2.060%, 7/15/22 (l)	$4,000,000	$4,000,794
American Airlines Pass-Through Trust,
Series 2017-1 B 4.950%, 2/15/25	3,148,000	3,296,306
Arkansas Student Loan Authority,
Series 2010-1 A 2.800%, 11/25/43 (l)	822,232	822,843
Bayview Opportunity Master Fund IVa Trust,
Series 2019-RN2 A1 3.967%, 3/28/34 (e)§	285,835	287,779
CarMax Auto Owner Trust,
Series 2018-2 A2 2.730%, 8/16/21	611,037	611,603
Chesapeake Funding II LLC,
Series 2018-2A A2 2.110%, 8/15/30 (l)§	3,623,062	3,619,355
Citibank Credit Card Issuance Trust,
Series 2017-A5 A5 2.405%, 4/22/26 (l)	3,000,000	3,021,292
Citigroup Mortgage Loan Trust,
Series 2007-AMC2 A3A 1.872%, 1/25/37 (l)	44,842	32,847
Dell Equipment Finance Trust,
Series 2018-2 A2 3.160%, 2/22/21§	1,506,706	1,512,232
Discover Card Execution Note Trust,
Series 2017-A1 A1 2.230%, 7/15/24 (l)	6,500,000	6,533,030
Drug Royalty II LP 2,
Series 2014-1 A1 5.153%, 7/15/23 (l)§	54,612	54,640
Edsouth Indenture No. 3 LLC,
Series 2012-2 A 2.522%, 4/25/39 (l)§	697,942	697,146
Enterprise Fleet Financing LLC,
Series 2019-3 A2 2.060%, 5/20/25§	2,000,000	1,998,459
Federal Express Corp. Pass-Through Trust,
Series 1998 6.720%, 1/15/22	1,770,369	1,839,676
Ford Credit Auto Lease Trust,
Series 2018-A A2A 2.710%, 12/15/20	8,630	8,630
Series 2018-B A2A 2.930%, 4/15/21	1,980,989	1,982,493
Ford Credit Floorplan Master Owner Trust A,
Series 2018-3 A2 2.140%, 10/15/23 (l)	7,000,000	6,999,994
Series 2019-3 A2 2.340%, 9/15/24 (l)	2,200,000	2,208,273
GM Financial Automobile Leasing Trust,
Series 2018-3 A2A 2.890%, 9/21/20	206,993	207,069
GM Financial Consumer Automobile Receivables Trust,
Series 2018-2 A2A 2.550%, 5/17/21	438,245	438,449
GMF Floorplan Owner Revolving Trust,
Series 2017-2 A2 2.170%, 7/15/22 (l)§	11,000,000	11,008,757
Series 2018-3 A 2.060%, 9/15/22 (l)§	10,700,000	10,704,529
GSAA Trust,
Series 2007-6 A4 2.092%, 5/25/47 (l)	145,100	120,602
Hertz Fleet Lease Funding LP,
Series 2018-1 A2 3.230%, 5/10/32§	1,641,516	1,652,977
Marlette Funding Trust,
Series 2018-2A A 3.060%, 7/17/28§	197,896	197,994
Series 2019-3A A 2.690%, 9/17/29§	1,501,783	1,505,747
Massachusetts Educational Financing Authority,
Series 2008-1 A1 2.890%, 4/25/38 (l)	129,891	129,841
MMAF Equipment Finance LLC,
Series 2018-A A2 2.920%, 7/12/21§	1,003,554	1,005,466
Navient Private Education Loan Trust,
Series 2014-CTA A 2.440%, 9/16/24 (l)§	242,735	242,698
Series 2015-AA A2A 2.650%, 12/15/28§	484,033	487,000
Series 2017-A A1 2.140%, 12/16/58 (l)§	53,016	53,017
Navient Private Education Refi Loan Trust,
Series 2018-CA A1 3.010%, 6/16/42§	1,595,710	1,602,572
Navient Student Loan Trust,
Series 2017-5A A 2.508%, 7/26/66 (l)§	3,425,438	3,373,234
Series 2018-4A A1 1.958%, 6/27/67 (l)§	1,610,327	1,609,717
NCUA Guaranteed Notes Trust,
Series 2010-A1 A 2.068%, 12/7/20 (l)	448,452	448,475
Nelnet Student Loan Trust,
Series 2005-3 A5 2.048%, 12/24/35 (l)	3,467,222	3,412,204
Series 2013-5A A 2.422%, 1/25/37 (l)§	1,482,970	1,465,659
Series 2016-1A A 2.592%, 9/25/65 (l)§	7,439,391	7,460,041
Series 2019-2A A 2.692%, 6/27/67 (l)§	1,463,668	1,463,444
Northstar Education Finance, Inc.,
Series 2012-1 A 2.492%, 12/26/31 (l)§	803,711	802,446
Northwest Airlines Pass-Through Trust,
Series 2002-1 G-2 6.264%, 11/20/21	193,062	198,422
Panhandle-Plains Higher Education Authority, Inc.,
Series 2010-2 A1 3.229%, 10/1/35 (l)	437,129	437,637
PHEAA Student Loan Trust,
Series 2016-2A A 2.742%, 11/25/65 (l)§	2,697,154	2,679,146

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
SBA Tower Trust (REIT), 2.877%, 7/9/21§	$1,500,000	$1,501,451
SLC Student Loan Trust,
Series 2005-1 A3 2.010%, 2/15/25 (l)	588,734	588,563
Series 2005-2 A3 2.004%, 3/15/27 (l)	563,074	562,306
Series 2005-3 A3 2.014%, 6/15/29 (l)	2,249,315	2,233,866
Series 2006-1 A5 2.004%, 3/15/27 (l)	2,251,069	2,239,449
Series 2006-2 A5 1.994%, 9/15/26 (l)	2,977,308	2,971,710
SLM Student Loan Trust,
Series 2005-3 A5 2.030%, 10/25/24 (l)	858,976	858,594
Series 2005-7 A4 2.090%, 10/25/29 (l)	2,072,518	2,052,212
Series 2005-8 A4 2.490%, 1/25/28 (l)	1,508,107	1,510,262
Series 2008-9 A 3.440%, 4/25/23 (l)	2,090,952	2,102,509
Series 2010-1 A 2.192%, 3/25/25 (l)	2,708,436	2,614,590
Series 2012-3 A 2.442%, 12/27/38 (l)	6,572,080	6,511,037
SMB Private Education Loan Trust,
Series 2015-A A2B 2.740%, 6/15/27 (l)§	5,031,162	5,038,649
Series 2015-B A2B 2.940%, 7/15/27 (l)§	1,709,562	1,717,287
Series 2016-C A2A 2.340%, 9/15/34§	4,927,634	4,901,861
Series 2018-A A1 2.090%, 3/16/26 (l)§	1,531,625	1,531,430
SoFi Consumer Loan Program LLC,
Series 2017-5 A2 2.780%, 9/25/26§	5,582,072	5,601,528
Series 2017-6 A2 2.820%, 11/25/26§	2,457,917	2,464,943
SoFi Consumer Loan Program Trust,
Series 2018-2 A1 2.930%, 4/26/27§	55,196	55,213
Series 2019-1 A 3.240%, 2/25/28§	2,240,226	2,251,432
SoFi Professional Loan Program LLC,
Series 2015-D A2 2.720%, 10/27/36§	191,889	192,727
Series 2016-E A1 2.642%, 7/25/39 (l)§	149,850	150,083
SoFi Professional Loan Program Trust,
Series 2018-B A1FX 2.640%, 8/25/47§	641,392	642,572
Series 2018-C A1FX 3.080%, 1/25/48§	1,986,921	1,997,712
SpringCastle Funding Asset-Backed Notes,
Series 2019-AA A 3.200%, 5/27/36§	2,704,344	2,726,135
Towd Point Mortgage Trust,
Series 2019-HY3 A1A 2.792%, 10/25/59 (l)§	1,904,374	1,905,896
United States Small Business Administration,
Series 2003-20I 1 5.130%, 9/1/23	820	851
Series 2004-20C 1 4.340%, 3/1/24	10,519	10,785
Series 2005-20B 1 4.625%, 2/1/25	12,885	13,357
Series 2008-20G 1 5.870%, 7/1/28	1,096,019	1,186,586
Series 2008-20H 1 6.020%, 8/1/28	966,109	1,042,138
Volkswagen Auto Lease Trust,
Series 2019-A A2B 2.065%, 3/21/22 (l)	7,000,000	7,001,314
World Omni Auto Receivables Trust,
Series 2018-B A2 2.570%, 7/15/21	391,743	391,883

Total Asset-Backed Securities		158,805,466

Collateralized Mortgage Obligations (11.8%)
Alternative Loan Trust,
Series 2005-61 2A 1 2.072%, 12/25/35 (l)	7,790	7,744
Series 2005-62 2A 1 3.239%, 12/25/35 (l)	44,602	40,528
Series 2006-OA22 A1 1.952%, 2/25/47 (l)	188,563	182,936
Series 2007-OA7 A1A 1.972%, 5/25/47 (l)	44,844	42,684
American Home Mortgage Assets Trust,
Series 2006-1 2A1 1.982%, 5/25/46 (l)	2,391,378	2,159,808
BCAP LLC Trust,
Series 2006-AA2 A1 1.962%, 1/25/37 (l)	232,887	222,780
Bear Stearns ALT-A Trust,
Series 2005-4 1A1 2.232%, 4/25/35 (l)	248,208	247,984
Series 2005-7 22A1 4.103%, 9/25/35 (l)	498,497	409,851
Bear Stearns ARM Trust,
Series 2002-11 1A2 4.120%, 2/25/33 (l)	1,894	1,789
Series 2003-3 3A2 4.968%, 5/25/33 (l)	13,570	13,927
Series 2003-8 2A1 4.153%, 1/25/34 (l)	1,171	1,217
Series 2003-8 4A1 4.283%, 1/25/34 (l)	5,080	5,202
Series 2004-10 15A1 4.301%, 1/25/35 (l)	26,394	26,837
Series 2004-10 21A1 4.127%, 1/25/35 (l)	358,399	366,320
Series 2007-3 1A1 4.333%, 5/25/47 (l)	1,289,255	1,252,406
CHL Mortgage Pass-Through Trust,
Series 2004-12 11A1 3.878%, 8/25/34 (l)	46,536	44,641
Series 2005-25 A11 5.500%, 11/25/35	122,648	109,178

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Series 2005-3 1A2 2.372%, 4/25/35 (l)	$77,724	$73,798
Citigroup Mortgage Loan Trust,
Series 2005-11 A1A 4.810%, 5/25/35 (l)	4,291	4,349
Series 2005-11 A2A 4.380%, 10/25/35 (l)	71,604	73,736
Series 2005-12 2A1 2.592%, 8/25/35 (l)§	235,319	218,946
Series 2019-B A1 3.258%, 4/25/66 (l)§	1,155,952	1,157,309
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-6 A1 3.840%, 9/25/35 (l)	6,009	6,016
Series 2005-6 A2 4.550%, 9/25/35 (l)	23,909	23,996
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-P1A A 2.668%, 3/25/32 (l)§	446	435
CSMC Trust,
Series 2019-RP10 A1 3.318%, 12/25/59 (l)§	1,000,000	998,857
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2003-3 3A1 5.000%, 10/25/33	3,887	3,877
Series 2005-AR2 7A1 3.537%, 10/25/35 (l)	30,035	26,800
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB4 A1B1 1.892%, 10/25/36 (l)	800	611
FHLMC,
Series 2142 Z 6.500%, 4/15/29	2,992	3,279
Series 2411 FJ 2.090%, 12/15/29 (l)	605	603
Series 3017 CF 2.040%, 8/15/25 (l)	215,807	215,551
Series 3222 FN 2.140%, 9/15/36 (l)	14,783	14,802
Series 3241 FM 2.120%, 11/15/36 (l)	9,404	9,409
Series 3245 NF 2.220%, 11/15/36 (l)	319,518	319,904
Series 328 F4 2.131%, 2/15/38	1,515,598	1,500,883
Series 330 F4 2.131%, 10/15/37	4,677,436	4,632,093
Series 343 F4 2.131%, 10/15/37	1,560,063	1,547,161
Series 3807 FM 2.240%, 2/15/41 (l)	339,646	340,351
Series 3850 FC 2.160%, 4/15/41 (l)	264,897	265,504
Series 3898 TF 2.240%, 7/15/39 (l)	32,138	32,200
Series 3927 FH 2.190%, 9/15/41 (l)	389,578	390,492
Series 4283 JF 2.140%, 12/15/43 (l)	2,963,112	2,947,875
Series 4367 GF 2.131%, 3/15/37 (l)	3,291,605	3,271,044
Series 4615 AF 2.131%, 10/15/38 (l)	1,193,535	1,192,655
Series 4678 AF 2.181%, 12/15/42 (l)	5,119,912	5,085,962
Series 4774 BF 2.040%, 2/15/48 (l)	6,071,751	6,008,725
Series 4779 WF 2.131%, 7/15/44 (l)	5,856,426	5,821,274
Series 4906 WF 2.181%, 12/15/38 (l)	2,735,052	2,727,546
Series 4913 FC 2.201%, 6/15/44 (l)	4,415,987	4,403,816
FHLMC Structured Pass-Through Certificates,
Series T-57 1A1 6.500%, 7/25/43	2,984	3,525
Series T-62 1A1 3.439%, 10/25/44 (l)	218,207	221,264
Series T-63 1A1 3.378%, 2/25/45 (l)	278,688	281,997
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA1 A1 3.840%, 6/25/34 (l)	35,970	36,278
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR3 2A1 4.664%, 8/25/35 (l)	43,792	36,501
FNMA,
Series 2003-W8 3F2 2.142%, 5/25/42 (l)	13,043	12,991
Series 2005-38 F 2.092%, 5/25/35 (l)	26,050	25,887
Series 2006-118 A2 1.768%, 12/25/36 (l)	103,975	102,929
Series 2006-5 3A2 4.234%, 5/25/35 (l)	46,023	48,372
Series 2007-109 GF 2.472%, 12/25/37 (l)	744,270	751,519
Series 2007-84 FN 2.292%, 8/25/37 (l)	306,565	307,141
Series 2010-74 AF 2.332%, 7/25/37 (l)	238,010	238,994
Series 2014-42 FA 2.181%, 7/25/44 (l)	1,356,500	1,354,005
Series 2014-84 BF 2.131%, 12/25/44 (l)	2,753,041	2,753,108
Series 2015-64 KF 2.131%, 9/25/45 (l)	5,308,722	5,290,458
Series 2016-11 AF 2.281%, 3/25/46 (l)	3,882,075	3,877,438
Series 2016-40 PF 2.231%, 7/25/46 (l)	3,591,478	3,591,382
Series 2016-84 DF 2.201%, 11/25/46 (l)	1,173,369	1,171,847
Series 2016-97 CF 2.201%, 12/25/56 (l)	2,300,116	2,295,996
Series 2017-108 AF 2.092%, 1/25/48 (l)	2,039,589	2,021,095
Series 2019-41 F 2.292%, 8/25/59 (l)	9,236,723	9,232,490
Series 2019-41 FD 2.292%, 8/25/59 (l)	1,839,849	1,839,141
Series 2019-53 FA 2.181%, 9/25/49 (l)	5,817,835	5,811,348

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
GNMA,
Series 2012-H08 FC 2.344%, 4/20/62 (l)	$2,006,977	$2,007,726
Series 2012-H11 FA 2.474%, 2/20/62 (l)	5,660,230	5,677,082
Series 2012-H12 FA 2.324%, 4/20/62 (l)	2,667,578	2,667,467
Series 2012-H12 FB 2.824%, 2/20/62 (l)	2,580,329	2,605,312
Series 2013-H13 FT 2.020%, 5/20/63 (l)	1,180,284	1,178,802
Series 2015-H04 FA 2.424%, 12/20/64 (l)	1,747,031	1,747,500
Series 2015-H32 FA 2.524%, 12/20/65 (l)	3,734,170	3,749,412
Series 2016-H14 FA 2.574%, 6/20/66 (l)	3,415,230	3,435,430
Series 2016-H17 FK 2.624%, 7/20/66 (l)	860,907	867,788
Series 2016-H20 PT 5.061%, 9/20/66 (l)	3,436,772	3,766,612
Series 2017-H07 FG 2.234%, 2/20/67 (l)	9,883,182	9,861,791
Series 2017-H12 FE 1.974%, 6/20/66 (l)	372,346	371,441
Series 2018-H18 FC 2.124%, 8/20/65 (l)	4,576,840	4,555,467
Series 2019-54 KF 2.129%, 5/20/44 (l)	6,449,284	6,441,899
Series 2019-90 F 2.215%, 7/20/49 (l)	4,930,011	4,927,149
GreenPoint Mortgage Funding Trust,
Series 2005-AR5 1A1 2.332%, 11/25/45 (l)	15,099	13,294
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 4.269%, 9/25/35 (l)	17,862	18,309
HarborView Mortgage Loan Trust,
Series 2005-2 2A1A 2.204%, 5/19/35 (l)	9,248	8,925
Series 2006-1 2A1A 2.004%, 3/19/36 (l)	63,601	60,777
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR11 2A 3.855%, 12/25/34 (l)	39,191	39,639
Legacy Mortgage Asset Trust,
Series 2019-GS6 A1 3.000%, 6/25/59 (e)§	872,652	871,348
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13 3A7 4.700%, 11/21/34 (l)	18,987	19,441
MASTR Alternative Loan Trust,
Series 2003-5 6A1 6.000%, 8/25/33	391,010	402,761
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates,
Series 2001-TBC1 A1 2.440%, 11/15/31 (l)	12,158	12,270
Merrill Lynch Mortgage Investors Trust,
Series 2005-3 5A 2.042%, 11/25/35 (l)	31,512	30,015
MRFC Mortgage Pass-Through Trust,
Series 2000-TBC3 A1 2.180%, 12/15/30 (l)	4,283	4,185
NCUA Guaranteed Notes Trust,
Series 2010-R3 2A 2.273%, 12/8/20 (l)	3,654,768	3,656,512
New Residential Mortgage Loan Trust,
Series 2019-RPL3 A1 2.750%, 7/25/59 (l)§	8,477,570	8,480,591
RALI Trust,
Series 2005-QO1 A1 2.092%, 8/25/35 (l)	15,385	13,773
Reperforming Loan REMIC Trust,
Series 2005-R2 1AF1 2.132%, 6/25/35 (l)§	16,361	15,745
Securitized Asset Sales, Inc.,
Series 1993-6 A5 4.362%, 11/26/23 (l)	444	408
Sequoia Mortgage Trust,
Series 10 2A1 2.525%, 10/20/27 (l)	1,081	1,052
Series 2003-4 2A1 2.115%, 7/20/33 (l)	627,281	616,825
Series 2005-2 A2 2.267%, 3/20/35 (l)	457,720	440,742
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1 4A2 4.389%, 2/25/34 (l)	25,097	25,450
Series 2004-19 2A1 3.639%, 1/25/35 (l)	12,555	12,231
Series 2005-17 3A1 4.241%, 8/25/35 (l)	46,297	46,903
Structured Asset Mortgage Investments II Trust,
Series 2004-AR5 1A1 2.424%, 10/19/34 (l)	21,930	22,011
Series 2005-AR5 A1 2.014%, 7/19/35 (l)	41,916	41,600
Series 2005-AR5 A2 2.014%, 7/19/35 (l)	51,177	50,451
Series 2006-AR4 2A1 1.982%, 6/25/36 (l)	16,988	17,098
Series 2006-AR5 1A1 2.002%, 5/25/36 (l)	662,011	626,440
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR17 1A 3.439%, 11/25/42 (l)	2,499	2,458
Series 2002-AR2 A 2.350%, 2/27/34 (l)	1,489	1,484
Series 2003-AR1 A 5 4.493%, 3/25/33 (l)	203,315	206,773
Series 2004-AR1 A 4.839%, 3/25/34 (l)	294,436	298,753
Series 2005-AR13 A1A1 2.082%, 10/25/45 (l)	54,865	53,977
Series 2005-AR15 A1A1 2.052%, 11/25/45 (l)	15,874	15,468
Series 2006-AR15 2A 2.627%, 11/25/46 (l)	16,011	16,076
Series 2006-AR3 A1A 3.239%, 2/25/46 (l)	25,286	25,746
Series 2006-AR7 3A 2.627%, 7/25/46 (l)	85,292	82,220

Total Collateralized Mortgage Obligations		159,874,026

See Notes to Financial Statements.

1426

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Commercial Mortgage-Backed Securities (4.7%)
280 Park Avenue Mortgage Trust,
Series 2017-280P A 2.620%, 9/15/34 (l)§	$1,000,000	$999,685
AREIT Trust,
Series 2018-CRE2 A 2.720%, 11/14/35 (l)§	3,628,301	3,628,293
Series 2019-CRE3 A 2.760%, 9/14/36 (l)§	2,000,000	1,996,250
BAMLL Commercial Mortgage Securities Trust,
Series 2019-AHT A 2.940%, 3/15/34 (l)§	1,300,000	1,301,176
Bancorp Commercial Mortgage Trust,
Series 2019-CRE6 A 2.815%, 9/15/36 (l)§	1,887,940	1,889,106
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR10,
Series 2005-PW10 AJ 5.589%, 12/11/40 (l)	601,302	609,548
CFCRE Commercial Mortgage Trust,
Series 2017-C8 ASB 3.367%, 6/15/50	3,500,000	3,626,831
CSMC Trust,
Series 2017-CHOP A 2.490%, 7/15/32 (l)§	8,000,000	7,982,492
Series 2017-HD A 2.690%, 2/15/31 (l)§	5,000,000	4,996,877
DBCG Mortgage Trust,
Series 2017-BBG A 2.440%, 6/15/34 (l)§	5,000,000	4,989,223
DBUBS Mortgage Trust,
Series 2011-LC3A A4 4.551%, 8/10/44	3,228,046	3,296,553
FHLMC Multifamily Structured Pass-Through Certificates,
Series KF49 A 2.037%, 6/25/25 (l)	1,044,719	1,037,893
GS Mortgage Securities Corp. Trust,
Series 2017-500K A 2.440%, 7/15/32 (l)§	2,000,000	1,995,624
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2019-FL12 A 3.190%, 12/15/31 (l)§	1,000,000	1,000,019
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2017-C33 ASB 3.401%, 5/15/50	4,600,000	4,804,781
Morgan Stanley Capital I Trust,
Series 2007-T27 B 5.945%, 6/11/42 (l)§	600,000	623,364
Natixis Commercial Mortgage Securities Trust,
Series 2018-RIVA A 2.490%, 2/15/33 (l)§	1,000,000	994,688
Rosslyn Portfolio Trust,
Series 2017-ROSS A 2.690%, 6/15/33 (l)§	5,000,000	4,996,878
Stonemont Portfolio Trust,
Series 2017-MONT A 2.615%, 8/20/30 (l)§	3,660,277	3,655,852
Vornado DP LLC Trust,
Series 2010-VNO A2FX 4.004%, 9/13/28§	2,775,000	2,811,699
Wells Fargo Commercial Mortgage Trust,
Series 2015-C29 ASB 3.400%, 6/15/48	970,000	1,000,232
WFRBS Commercial Mortgage Trust,
Series 2011-C4 AFL 3.187%, 6/15/44 (l)§	3,965,339	3,995,014
Series 2014-C21 ASBF 2.297%, 8/15/47 (l)§	1,645,239	1,641,047

Total Commercial Mortgage-Backed Securities		63,873,125

Corporate Bonds (48.9%)
Communication Services (3.1%)
Diversified Telecommunication Services (1.8%)
AT&T, Inc.
(ICE LIBOR USD 3 Month + 0.75%), 2.657%, 6/1/21 (k)	1,600,000	1,608,895
(ICE LIBOR USD 3 Month + 0.95%), 2.951%, 7/15/21 (k)	6,005,000	6,063,126
(ICE LIBOR USD 3 Month + 0.89%), 2.799%, 2/15/23 (k)	4,400,000	4,433,317
(ICE LIBOR USD 3 Month + 1.18%), 3.067%, 6/12/24 (k)	2,800,000	2,851,004
Verizon Communications, Inc.
(ICE LIBOR USD 3 Month + 1.00%), 2.894%, 3/16/22 (k)(x)	9,300,000	9,467,941

		24,424,283

Media (1.3%)
Charter Communications Operating LLC
3.579%, 7/23/20	8,400,000	8,451,492
4.464%, 7/23/22	1,000,000	1,050,810
(ICE LIBOR USD 3 Month + 1.65%), 3.559%, 2/1/24 (k)	5,800,000	5,951,763
Discovery Communications LLC
2.800%, 6/15/20	2,600,000	2,605,717

		18,059,782

Total Communication Services		42,484,065

Consumer Discretionary (6.8%)
Automobiles (5.8%)
BMW US Capital LLC
(ICE LIBOR USD 3 Month + 0.41%), 2.411%, 4/12/21 (k)§	900,000	901,320
(ICE LIBOR USD 3 Month + 0.50%), 2.401%, 8/13/21 (k)(x)§	4,000,000	4,006,204
(ICE LIBOR USD 3 Month + 0.64%), 2.683%, 4/6/22 (k)§	1,000,000	1,002,692

See Notes to Financial Statements.

1427

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Daimler Finance North America LLC
(ICE LIBOR USD 3 Month + 0.67%), 2.561%, 11/5/21 (k)(x)§	$8,500,000	$8,536,716
(ICE LIBOR USD 3 Month + 0.90%), 2.810%, 2/15/22 (k)§	3,000,000	3,047,655
(ICE LIBOR USD 3 Month + 0.88%), 2.779%, 2/22/22 (k)§	12,200,000	12,295,231
General Motors Co.
(ICE LIBOR USD 3 Month + 0.80%), 2.693%, 8/7/20 (k)	7,285,000	7,290,901
Hyundai Capital America
2.600%, 3/19/20§	1,000,000	1,000,625
(ICE LIBOR USD 3 Month + 0.80%), 2.889%, 4/3/20 (k)(m)	492,000	492,603
(ICE LIBOR USD 3 Month + 0.80%), 2.698%, 9/18/20 (k)§	2,400,000	2,404,680
2.750%, 9/18/20§	2,121,000	2,128,741
3.000%, 10/30/20§	2,270,000	2,284,897
3.000%, 3/18/21§	708,000	713,191
2.450%, 6/15/21 (m)	559,000	560,048
(ICE LIBOR USD 3 Month + 0.94%), 2.967%, 7/8/21 (k)(m)	1,000,000	1,002,300
Nissan Motor Acceptance Corp.
(ICE LIBOR USD 3 Month + 0.89%), 2.891%, 1/13/22 (k)§	15,300,000	15,359,229
(ICE LIBOR USD 3 Month + 0.69%), 2.651%, 9/28/22 (k)§	1,500,000	1,501,504
Volkswagen Group of America Finance LLC
(ICE LIBOR USD 3 Month + 0.77%), 2.675%, 11/13/20 (k)§	10,400,000	10,434,454
3.875%, 11/13/20§	1,000,000	1,016,620
(ICE LIBOR USD 3 Month + 0.86%), 2.795%, 9/24/21 (k)§	2,000,000	2,037,929

		78,017,540

Hotels, Restaurants & Leisure (0.6%)
Las Vegas Sands Corp. 3.200%, 8/8/24	2,400,000	2,465,124
2.900%, 6/25/25	1,000,000	1,010,866
Marriott International, Inc.
Series Y
(ICE LIBOR USD 3 Month + 0.60%), 2.507%, 12/1/20 (k)	3,500,000	3,512,772
McDonald’s Corp.
(ICE LIBOR USD 3 Month + 0.43%), 2.366%, 10/28/21 (k)	1,300,000	1,303,980

		8,292,742

Household Durables (0.4%)
DR Horton, Inc. 2.550%, 12/1/20	3,300,000	3,314,848
4.375%, 9/15/22	2,500,000	2,624,865

		5,939,713

Total Consumer Discretionary		92,249,995

Consumer Staples (2.7%)
Beverages (0.7%)
Anheuser-Busch North American Holding Corp.
3.750%, 1/15/22§	8,000,000	8,213,024
Constellation Brands, Inc.
(ICE LIBOR USD 3 Month + 0.70%), 2.610%, 11/15/21 (k)	900,000	899,111

		9,112,135

Food Products (0.9%)
Conagra Brands, Inc.
(ICE LIBOR USD 3 Month + 0.50%), 2.512%, 10/9/20 (k)	3,900,000	3,905,280
3.800%, 10/22/21	1,000,000	1,031,550
General Mills, Inc.
6.610%, 10/15/20	1,400,000	1,448,106
Kraft Heinz Foods Co.
(ICE LIBOR USD 3 Month + 0.57%), 2.471%, 2/10/21 (k)	2,300,000	2,312,489
(ICE LIBOR USD 3 Month + 0.82%), 2.721%, 8/10/22 (k)	4,110,000	4,121,952

		12,819,377

Tobacco (1.1%)
BAT Capital Corp.
(ICE LIBOR USD 3 Month + 0.59%), 2.499%, 8/14/20 (k)	3,000,000	3,004,803
(ICE LIBOR USD 3 Month + 0.88%), 2.790%, 8/15/22 (k)	9,900,000	9,939,097
Reynolds American, Inc.
3.250%, 6/12/20	1,453,000	1,460,371

		14,404,271

Total Consumer Staples		36,335,783

Energy (2.2%)
Oil, Gas & Consumable Fuels (2.2%)
BP Capital Markets America, Inc.
(ICE LIBOR USD 3 Month + 0.65%), 2.553%, 9/19/22 (k)	1,000,000	1,004,531
EQT Corp.
2.500%, 10/1/20	1,000,000	999,658
(ICE LIBOR USD 3 Month + 0.77%), 2.869%, 10/1/20 (k)(x)	4,800,000	4,790,465

See Notes to Financial Statements.

1428

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Kinder Morgan Energy Partners LP
6.850%, 2/15/20	$1,000,000	$1,005,293
Occidental Petroleum Corp.
(ICE LIBOR USD 3 Month + 0.95%), 2.854%, 2/8/21 (k)	100,000	100,583
(ICE LIBOR USD 3 Month + 1.45%), 3.360%, 8/15/22 (k)	13,300,000	13,358,802
Pioneer Natural Resources Co.
7.500%, 1/15/20	3,326,000	3,331,707
Rockies Express Pipeline LLC
5.625%, 4/15/20§	4,630,000	4,679,069
Spectra Energy Partners LP
(ICE LIBOR USD 3 Month + 0.70%), 2.592%, 6/5/20 (k)	1,000,000	1,001,597

		30,271,705

Total Energy		30,271,705

Financials (20.4%)
Banks (7.4%)
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.65%), 2.749%, 10/1/21 (k)	10,000,000	10,032,343
Citibank NA
(ICE LIBOR USD 3 Month + 0.60%), 2.499%, 5/20/22 (k)	10,300,000	10,322,620
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.02%), 2.930%, 6/1/24 (k)	3,000,000	3,029,626
JPMorgan Chase & Co.
(ICE LIBOR USD 3 Month + 0.55%), 2.435%, 3/9/21(k)	11,000,000	11,007,975
(ICE LIBOR USD 3 Month + 0.68%), 2.587%, 6/1/21 (k)	2,135,000	2,138,770
(ICE LIBOR USD 3 Month + 1.10%), 2.985%, 6/7/21 (k)	7,256,000	7,336,557
MUFG Union Bank NA
2.100%, 12/9/22	6,500,000	6,514,387
(SOFR + 0.71%), 2.263%, 12/9/22 (k)	7,900,000	7,904,933
PNC Bank NA
(ICE LIBOR USD 3 Month + 0.45%), 2.403%, 7/22/22 (k)	13,000,000	13,017,689
Santander Holdings USA, Inc.
2.650%, 4/17/20	4,500,000	4,504,206
4.450%, 12/3/21	9,000,000	9,330,891
Wells Fargo & Co.
(ICE LIBOR USD 3 Month + 0.93%), 2.831%, 2/11/22 (k)	2,200,000	2,212,112
Wells Fargo Bank NA
(ICE LIBOR USD 3 Month + 0.62%), 2.539%, 5/27/22 (k)	4,100,000	4,124,610
(ICE LIBOR USD 3 Month + 0.66%), 2.545%, 9/9/22 (k)	8,500,000	8,543,296

		100,020,015

Capital Markets (2.5%)
BGC Partners, Inc.
5.125%, 5/27/21	2,500,000	2,575,077
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.17%), 3.080%, 11/15/21 (k)	13,910,000	14,014,082
Morgan Stanley
(ICE LIBOR USD 3 Month + 1.18%), 3.146%, 1/20/22 (k)	11,500,000	11,596,187
(SOFR + 0.83%), 2.370%, 6/10/22 (k)	1,000,000	1,005,736
(ICE LIBOR USD 3 Month + 0.93%), 2.883%, 7/22/22 (k)	2,000,000	2,018,999
USAA Capital Corp.
2.450%, 8/1/20§	2,800,000	2,809,611

		34,019,692

Consumer Finance (5.9%)
Ally Financial, Inc.
7.500%, 9/15/20	2,640,000	2,731,715
4.125%, 2/13/22	1,000,000	1,034,825
American Express Co.
(ICE LIBOR USD 3 Month + 0.62%), 2.518%, 5/20/22 (k)	21,000,000	21,085,424
American Honda Finance Corp.
(ICE LIBOR USD 3 Month + 0.29%), 2.180%, 12/10/21 (k)(x)	2,000,000	1,999,700
(ICE LIBOR USD 3 Month + 0.45%), 2.360%, 2/15/22 (k)	5,000,000	5,005,834
(ICE LIBOR USD 3 Month + 0.54%), 2.487%, 6/27/22 (k)	3,200,000	3,210,460
Caterpillar Financial Services Corp.
(ICE LIBOR USD 3 Month + 0.28%), 2.165%, 9/7/21 (k)	2,000,000	2,000,391
Ford Motor Credit Co. LLC
(ICE LIBOR USD 3 Month + 1.00%), 3.012%, 1/9/20 (k)	1,000,000	999,700
(ICE LIBOR USD 3 Month + 2.55%), 4.593%, 1/7/21 (k)	11,800,000	11,947,500
General Motors Financial Co., Inc.
(ICE LIBOR USD 3 Month + 0.85%), 2.862%, 4/9/21 (k)	1,000,000	1,000,190

See Notes to Financial Statements.

1429

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
(ICE LIBOR USD 3 Month + 1.10%), 3.008%, 11/6/21 (k)	$6,000,000	$6,011,576
(ICE LIBOR USD 3 Month + 1.55%), 3.536%, 1/14/22 (k)	800,000	807,600
Harley-Davidson Financial Services, Inc.
2.150%, 2/26/20§	950,000	949,824
2.400%, 6/15/20§	4,176,000	4,177,933
(ICE LIBOR USD 3 Month + 0.94%), 2.847%, 3/2/21 (k)§	2,500,000	2,524,884
3.550%, 5/21/21§	1,000,000	1,016,584
Synchrony Financial
2.700%, 2/3/20	2,000,000	2,000,990
(ICE LIBOR USD 3 Month + 1.23%), 3.132%, 2/3/20 (k)	11,255,000	11,262,986

		79,768,116

Diversified Financial Services (0.4%)
AIG Global Funding
(ICE LIBOR USD 3 Month + 0.46%), 2.407%, 6/25/21 (k)§	3,500,000	3,510,645
National Rural Utilities Cooperative Finance Corp.
(ICE LIBOR USD 3 Month + 0.38%), 2.336%, 6/30/21 (k)(x)	2,100,000	2,107,078
Synchrony Bank
3.650%, 5/24/21	538,000	549,459

		6,167,182

Insurance (4.2%)
AEGON Funding Co. LLC
5.750%, 12/15/20	3,000,000	3,104,238
Assurant, Inc.
(ICE LIBOR USD 3 Month + 1.25%), 3.197%, 3/26/21 (k)(x)	517,000	516,987
Athene Global Funding
(ICE LIBOR USD 3 Month + 1.14%), 3.106%, 4/20/20 (k)§	5,400,000	5,415,416
(ICE LIBOR USD 3 Month + 1.23%), 3.319%, 7/1/22 (k)§	9,200,000	9,273,933
Jackson National Life Global Funding
(ICE LIBOR USD 3 Month + 0.48%), 2.368%, 6/11/21 (k)§	13,000,000	13,033,734
Marsh & McLennan Cos., Inc.
(ICE LIBOR USD 3 Month + 1.20%), 3.161%, 12/29/21 (k)	1,800,000	1,801,987
Metropolitan Life Global Funding I
(SOFR + 0.57%), 2.110%, 9/7/20 (k)(x)§	2,010,000	2,013,431
(SOFR + 0.50%), 2.030%, 5/28/21 (k)§	7,500,000	7,514,879
New York Life Global Funding
(ICE LIBOR USD 3 Month + 0.44%), 2.441%, 7/12/22 (k)§	1,500,000	1,501,591
Protective Life Global Funding
(ICE LIBOR USD 3 Month + 0.52%), 2.481%, 6/28/21 (k)§	5,000,000	5,019,353
Reliance Standard Life Global Funding II
2.500%, 1/15/20§	2,000,000	2,000,283
3.050%, 1/20/21§	5,000,000	5,048,056

		56,243,888

Total Financials		276,218,893

Health Care (3.7%)
Biotechnology (0.5%)
AbbVie, Inc.
(ICE LIBOR USD 3 Month + 0.46%), 2.355%, 11/19/21 (k)§	3,500,000	3,506,197
(ICE LIBOR USD 3 Month + 0.65%), 2.545%, 11/21/22 (k)(x)§	4,000,000	4,019,785

		7,525,982

Health Care Equipment & Supplies (0.7%)
Becton Dickinson and Co.
2.404%, 6/5/20	3,000,000	3,003,138
Zimmer Biomet Holdings, Inc.
2.700%, 4/1/20	5,000,000	5,003,515
(ICE LIBOR USD 3 Month + 0.75%), 2.653%, 3/19/21 (k)	1,200,000	1,200,120

		9,206,773

Health Care Providers & Services (1.4%)
Cigna Corp.
(ICE LIBOR USD 3 Month + 0.35%), 2.250%, 3/17/20 (k)	4,000,000	3,999,339
(ICE LIBOR USD 3 Month + 0.65%), 2.550%, 9/17/21 (k)	7,000,000	7,003,675
CVS Health Corp.
(ICE LIBOR USD 3 Month + 0.63%), 2.515%, 3/9/20 (k)	190,000	190,160
(ICE LIBOR USD 3 Month + 0.72%), 2.605%, 3/9/21 (k)(x)	5,500,000	5,531,842
Fresenius Medical Care US Finance II, Inc.
4.125%, 10/15/20§	1,880,000	1,897,803

		18,622,819

Pharmaceuticals (1.1%)
Bayer US Finance II LLC
(ICE LIBOR USD 3 Month + 0.63%), 2.577%, 6/25/21 (k)§	4,780,000	4,791,705
3.500%, 6/25/21§	2,000,000	2,037,653

See Notes to Financial Statements.

1430

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Bristol-Myers Squibb Co.
(ICE LIBOR USD 3 Month + 0.38%), 2.284%, 5/16/22 (k)(x)§	$6,000,000	$6,025,905
Zoetis, Inc.
(ICE LIBOR USD 3 Month + 0.44%), 2.338%, 8/20/21 (k)	1,500,000	1,500,750

		14,356,013

Total Health Care		49,711,587

Industrials (2.7%)
Aerospace & Defense (0.2%)
Textron, Inc.
(ICE LIBOR USD 3 Month + 0.55%), 2.451%, 11/10/20 (k)	2,100,000	2,100,777
United Technologies Corp.
(ICE LIBOR USD 3 Month + 0.65%), 2.554%, 8/16/21 (k)	500,000	499,174

		2,599,951

Airlines (0.3%)
Delta Air Lines, Inc.
2.875%, 3/13/20	2,584,000	2,585,967
2.600%, 12/4/20	2,000,000	1,996,760

		4,582,727

Building Products (0.1%)
Masco Corp.
3.500%, 4/1/21	1,150,000	1,163,712

Industrial Conglomerates (0.1%)
General Electric Co.
(ICE LIBOR USD 3 Month + 0.41%), 2.370%, 3/28/20 (k)	1,000,000	998,875

Machinery (0.2%)
CNH Industrial Capital LLC
4.375%, 11/6/20	1,000,000	1,019,972
Westinghouse Air Brake Technologies Corp.
(ICE LIBOR USD 3 Month + 1.30%), 3.194%, 9/15/21 (k)	1,900,000	1,893,139

		2,913,111

Professional Services (0.2%)
Equifax, Inc.
(ICE LIBOR USD 3 Month + 0.87%), 2.780%, 8/15/21 (k)	2,100,000	2,109,997

Road & Rail (0.3%)
ERAC USA Finance LLC
5.250%, 10/1/20§	2,000,000	2,047,759
Penske Truck Leasing Co. LP
3.200%, 7/15/20§	1,500,000	1,505,884

		3,553,643

Trading Companies & Distributors (1.3%)
Air Lease Corp.
2.125%, 1/15/20	4,000,000	3,999,829
4.750%, 3/1/20	300,000	301,195
2.250%, 1/15/23	800,000	798,326
Aviation Capital Group LLC
7.125%, 10/15/20§	1,000,000	1,037,885
6.750%, 4/6/21§	2,500,000	2,634,485
(ICE LIBOR USD 3 Month + 0.95%), 2.857%, 6/1/21 (k)§	3,170,000	3,172,599
(ICE LIBOR USD 3 Month + 0.67%), 2.606%, 7/30/21 (k)§	700,000	698,457
2.875%, 1/20/22§	1,000,000	1,006,835
GATX Corp.
(ICE LIBOR USD 3 Month + 0.72%), 2.611%, 11/5/21 (k)	200,000	200,457
International Lease Finance Corp.
8.250%, 12/15/20	2,250,000	2,378,383
4.625%, 4/15/21	275,000	282,967
8.625%, 1/15/22	1,168,000	1,312,428

		17,823,846

Total Industrials		35,745,862

Information Technology (2.8%)
Semiconductors & Semiconductor Equipment (1.3%)
Broadcom Corp.
2.375%, 1/15/20	17,000,000	17,000,794
2.200%, 1/15/21	400,000	399,972
Broadcom, Inc.
3.125%, 4/15/21§	500,000	505,950

		17,906,716

Software (0.8%)
VMware, Inc.
2.300%, 8/21/20	10,621,000	10,632,276

Technology Hardware, Storage & Peripherals (0.7%)
Dell International LLC
4.420%, 6/15/21§	8,850,000	9,099,597

Total Information Technology		37,638,589

Materials (0.3%)
Construction Materials (0.3%)
Martin Marietta Materials, Inc.
(ICE LIBOR USD 3 Month + 0.65%), 2.549%, 5/22/20 (k)(x)	2,000,000	2,001,878
Vulcan Materials Co.
(ICE LIBOR USD 3 Month + 0.60%), 2.494%, 6/15/20 (k)	1,000,000	1,000,736
(ICE LIBOR USD 3 Month + 0.65%), 2.557%, 3/1/21 (k)	1,000,000	1,002,396

		4,005,010

Total Materials		4,005,010

See Notes to Financial Statements.

1431

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Real Estate (1.1%)
Equity Real Estate Investment Trusts (REITs) (1.1%)
American Tower Corp. (REIT)
2.800%, 6/1/20	$6,000,000	$6,015,385
5.900%, 11/1/21	1,250,000	1,333,545
3.375%, 5/15/24	800,000	827,358
AvalonBay Communities, Inc. (REIT)
(ICE LIBOR USD 3 Month + 0.43%), 2.431%, 1/15/21 (k)	1,300,000	1,299,848
Brixmor Operating Partnership LP (REIT)
(ICE LIBOR USD 3 Month + 1.05%), 2.959%, 2/1/22 (k)	2,400,000	2,397,812
Goodman US Finance Two LLC (REIT)
6.000%, 3/22/22§	1,500,000	1,609,720
SL Green Operating Partnership LP (REIT)
(ICE LIBOR USD 3 Month + 0.98%), 2.884%, 8/16/21 (k)	1,000,000	999,628

		14,483,296

Total Real Estate		14,483,296

Utilities (3.1%)
Electric Utilities (2.1%)
Duke Energy Corp.
(ICE LIBOR USD 3 Month + 0.50%), 2.409%, 5/14/21 (k)§	5,800,000	5,815,641
(ICE LIBOR USD 3 Month + 0.65%), 2.538%, 3/11/22 (k)	300,000	301,816
Duquesne Light Holdings, Inc.
5.900%, 12/1/21§	600,000	637,375
IPALCO Enterprises, Inc.
3.450%, 7/15/20	2,000,000	2,012,036
Kentucky Utilities Co.
3.250%, 11/1/20	5,000,000	5,043,319
NextEra Energy Capital Holdings, Inc.
Series H 3.342%, 9/1/20	3,825,000	3,857,797
Pennsylvania Electric Co.
5.200%, 4/1/20	2,700,000	2,720,129
Southern Co. (The)
2.350%, 7/1/21	8,000,000	8,038,899

		28,427,012

Independent Power and Renewable Electricity Producers (0.1%)
Southern Power Co.
(ICE LIBOR USD 3 Month + 0.55%), 2.458%, 12/20/20 (k)§	1,400,000	1,399,898

Multi-Utilities (0.9%)
Consolidated Edison Co. of New York, Inc.
Series C
(ICE LIBOR USD 3 Month + 0.40%), 2.347%, 6/25/21 (k)	3,600,000	3,607,774
Sempra Energy
(ICE LIBOR USD 3 Month + 0.45%), 2.344%, 3/15/21 (k)	6,100,000	6,102,471
TECO Finance, Inc.
5.150%, 3/15/20	1,880,000	1,890,537

		11,600,782

Total Utilities		41,427,692

Total Corporate Bonds		660,572,477

Mortgage-Backed Securities (11.1%)
FHLMC
3.990%, 11/1/23 (l)	1,387	1,420
4.257%, 1/1/34 (l)	7,280	7,654
3.640%, 10/1/35 (l)	6,225	6,512
3.801%, 11/1/35 (l)	7,972	8,336
4.175%, 7/1/36 (l)	223,066	232,114
3.808%, 9/1/36 (l)	181,937	188,645
3.875%, 10/1/36 (l)	108,272	112,832
FNMA
4.358%, 11/1/34 (l)	123,190	129,755
3.464%, 1/1/35 (l)	3,728	3,857
4.445%, 7/1/35 (l)	23,845	24,925
3.586%, 12/1/35 (l)	24,314	25,200
4.270%, 1/1/36 (l)	26,361	27,734
4.545%, 3/1/36 (l)	11,757	12,125
4.963%, 3/1/36 (l)	36,919	38,541
3.440%, 3/1/44 (l)	121,985	125,535
3.440%, 7/1/44 (l)	1,549	1,594
3.440%, 10/1/44 (l)	8,965	9,227
FNMA UMBS
4.000%, 7/1/48	2,279,252	2,377,845
4.000%, 3/1/49	46,361,452	48,236,504
4.000%, 8/1/49	669,774	696,444
FNMA/FHLMC UMBS, 30 Year, Single Family
3.000%, 2/25/50 TBA	38,000,000	38,522,500
4.000%, 2/25/50 TBA	47,000,000	48,913,046
4.000%, 3/25/50 TBA	10,000,000	10,405,859

Total Mortgage-Backed Securities		150,108,204

Municipal Bonds (1.8%)
New York State Urban Development Corp., St Personal Income Tax
2.100%, 3/15/22	3,115,000	3,121,790
State of California, High Speed Passenger Train, General Obligation Bonds,
Series C
(ICE LIBOR USD 1 Month + 0.78%, 11.00% Cap), 2.477%, 4/1/47 (k)	7,000,000	7,026,250
State of Mississippi, Refunding,
Series C
(ICE LIBOR USD 1 Month + 0.40%, 11.00% Cap), 2.094%, 11/1/28 (k)	10,000,000	10,012,700
Tobacco Settlement Finance Authority of West Virginia,
Series A 7.467%, 6/1/47	770,000	800,038

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Washington Health Care Facilities Authority, Fred Hutchinson Cancer Research Center,
Series B
(ICE LIBOR USD 1 Month + 1.10%, 12.00% Cap), 2.301%, 1/1/42 (k)	$3,000,000	$3,034,800

Total Municipal Bonds		23,995,578

Supranational (0.8%)
International Bank for Reconstruction & Development
2.300%, 10/30/24	10,000,000	10,004,520

Total Supranational		10,004,520

U.S. Treasury Obligations (6.0%)
U.S. Treasury Inflation Linked Notes
0.625%, 4/15/23 TIPS#	1,191,458	1,209,694
0.500%, 4/15/24 TIPS	1,020,370	1,036,580
0.250%, 1/15/25 TIPS#	8,909,464	8,985,554
0.375%, 7/15/25 TIPS	14,617,509	14,910,700
0.625%, 1/15/26 TIPS#	4,527,149	4,665,357
0.750%, 7/15/28 TIPS	48,082,818	50,592,640

Total U.S. Treasury Obligations		81,400,525

Total Long-Term Debt Securities (96.8%) (Cost $1,300,479,203)		1,308,633,921

SHORT-TERM INVESTMENTS:
Commercial Paper (4.2%)
Boeing Co. (The)
1.88%, 2/19/20 (n)(p)	7,000,000	6,981,722
Cigna Life Insurance Co. of New York
1.92%, 1/14/20 (n)(p)	2,000,000	1,998,510
Ford Motor Credit Co. LLC
2.59%, 1/21/20 (n)(p)	3,700,000	3,694,410
Royal Caribbean Cruises Ltd.
2.01%, 1/6/20 (n)(p)	13,700,000	13,695,401
Sempra Global
1.83%, 1/8/20 (n)(p)	7,700,000	7,696,862
Southern California Edison Co.
1.81%, 1/6/20 (n)(p)	10,000,000	9,996,977
Walgreens Boots Alliance, Inc.
1.98%, 1/21/20 (n)(p)	13,000,000	12,985,030

Total Commercial Paper		57,048,912

Repurchase Agreements (1.4%)
Cantor Fitzgerald & Co.,
1.58%, dated 12/31/19, due 1/2/20, repurchase price $4,000,351, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $4,080,000. (xx)	4,000,000	4,000,000
Citigroup Global Markets Ltd.,
1.70%, dated 12/31/19, due 1/2/20, repurchase price $6,644,005, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $6,776,246. (xx)	6,643,378	6,643,378
Deutsche Bank AG,
2.75%, dated 12/31/19, due 1/2/20, repurchase price $1,500,229, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $1,530,011. (xx)	1,500,000	1,500,000
NBC Global Finance Ltd.,
1.71%, dated 12/31/19, due 1/2/20, repurchase price $1,400,133, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $1,524,445. (xx)	1,400,000	1,400,000
Societe Generale SA,
1.56%, dated 12/31/19, due 1/7/20, repurchase price $5,001,517, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $5,100,000. (xx)	5,000,000	5,000,000

Total Repurchase Agreements		18,543,378

U.S. Government Agency Securities (5.5%)
FHLB
0.71%, 1/2/20 (o)(p)	8,200,000	8,199,677
0.95%, 1/3/20 (o)(p)	23,800,000	23,798,125
1.48%, 2/19/20 (o)(p)	19,900,000	19,859,115
1.54%, 3/25/20 (o)(p)	13,100,000	13,052,574
1.55%, 3/27/20 (o)(p)	10,000,000	9,962,748

Total U.S. Government Agency Securities		74,872,239

Total Short-Term Investments (11.1%) (Cost $150,456,939)		150,464,529

Total Investments in Securities (107.9%) (Cost $1,450,936,142)		1,459,098,450
Other Assets Less Liabilities (-7.9%)		(106,755,442)

Net Assets (100%)		$1,352,343,008

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,452,740.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2019, the market value of these securities amounted to $350,228,563 or 25.9% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2019. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $2,054,951 or 0.2% of net assets.

(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2019.
(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $18,110,446. This was collateralized by cash of $18,543,378 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ARM	— Adjustable Rate Mortgage
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	—Government National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
NCUA	— National Credit Union Administration
REMIC	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate
TBA	— To Be Announced; Security is subject to delayed
delivery
TIPS	— Treasury Inflation Protected Security
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 5 Year Note	254	3/2020	USD	30,126,781	47,571

					47,571

Short Contracts
U.S. Treasury 2 Year Note	(65)	3/2020	USD	(14,007,500)	(11,216)
U.S. Treasury 10 Year Note	(355)	3/2020	USD	(45,589,765)	392,847
U.S. Treasury 10 Year Ultra Note	(298)	3/2020	USD	(41,929,531)	473,870
U.S. Treasury Ultra Bond	(63)	3/2020	USD	(11,444,344)	302,688

					1,158,189

					1,205,760

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$158,805,466	$—	$158,805,466
Collateralized Mortgage Obligations	—	159,874,026	—	159,874,026
Commercial Mortgage-Backed Securities	—	63,873,125	—	63,873,125
Corporate Bonds
Communication Services	—	42,484,065	—	42,484,065
Consumer Discretionary	—	92,249,995	—	92,249,995
Consumer Staples	—	36,335,783	—	36,335,783
Energy	—	30,271,705	—	30,271,705
Financials	—	276,218,893	—	276,218,893
Health Care	—	49,711,587	—	49,711,587
Industrials	—	35,745,862	—	35,745,862
Information Technology	—	37,638,589	—	37,638,589
Materials	—	4,005,010	—	4,005,010
Real Estate	—	14,483,296	—	14,483,296
Utilities	—	41,427,692	—	41,427,692
Futures	1,216,976	—	—	1,216,976
Mortgage-Backed Securities	—	150,108,204	—	150,108,204
Municipal Bonds	—	23,995,578	—	23,995,578
Short-Term Investments
Commercial Paper	—	57,048,912	—	57,048,912
Repurchase Agreements	—	18,543,378	—	18,543,378
U.S. Government Agency Securities	—	74,872,239	—	74,872,239
Supranational	—	10,004,520	—	10,004,520
U.S. Treasury Obligations	—	81,400,525	—	81,400,525

Total Assets	$1,216,976	$1,459,098,450	$—	$1,460,315,426

Liabilities:
Futures	(11,216)	—	—	(11,216)

Total Liabilities	$(11,216)	$—	$—	$(11,216)

Total	$1,205,760	$1,459,098,450	$—	$1,460,304,210

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$1,216,976	*

Total		$1,216,976

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(11,216	)*

Total		$(11,216)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Total
Interest rate contracts	$1,488,061	$(22,558,823)	$(21,070,762)

Total	$1,488,061	$(22,558,823)	$(21,070,762)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Total
Interest rate contracts	$(430)	$7,119,204	$7,118,774

Total	$(430)	$7,119,204	$7,118,774

^ This Portfolio held futures contracts and option contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held option contracts with an average notional balance of approximately $93,000 for ten months and futures contracts with an average notional balance of approximately $996,814,000 during the year ended December 31, 2019.

The average amount of borrowings while outstanding for 205 days during the year ended December 31, 2019, was approximately $245,607,000 at a weighted average interest rate of 2.50%.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,517,406,040
Long-term U.S. government debt securities	1,143,626,274

$3,661,032,314

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,675,750,246
Long-term U.S. government debt securities	1,133,661,316

$3,809,411,562

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,630,003
Aggregate gross unrealized depreciation	(1,796,717)

Net unrealized appreciation	$7,833,286

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,452,470,924

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,432,392,764)	$1,440,555,072
Repurchase Agreements (Cost $18,543,378)	18,543,378
Cash	4,852,111
Foreign cash (Cost $1)	1
Receivable for forward settling transactions	129,886,000
Dividends, interest and other receivables	4,738,355
Due from broker for futures variation margin	903,132
Receivable for securities sold	728,560
Receivable for Portfolio shares sold	127,983
Due from Custodian	122,208
Securities lending income receivable	3,995
Other assets	5,741

Total assets	1,600,466,536

LIABILITIES
Payable for forward settling transactions	227,470,965
Payable for return of collateral on securities loaned	18,543,378
Payable for Portfolio shares redeemed	541,262
Investment management fees payable	447,210
Payable for return of cash collateral on forward settling transactions	340,000
Payable for securities purchased	122,208
Administrative fees payable	109,515
Distribution fees payable – Class IB	26,742
Distribution fees payable – Class IA	10,666
Other liabilities	127,655
Accrued expenses	383,927

Total liabilities	248,123,528

NET ASSETS	$1,352,343,008

Net assets were comprised of:
Paid in capital	$1,370,288,253
Total distributable earnings (loss)	(17,945,245)

Net assets	$1,352,343,008

Class IA
Net asset value, offering and redemption price per share, $50,808,125 / 5,160,114 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.85

Class IB
Net asset value, offering and redemption price per share, $126,849,375 / 12,861,117 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.86

Class K
Net asset value, offering and redemption price per share, $1,174,685,508 / 119,306,431 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.85

(x)	Includes value of securities on loan of $18,110,446.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest	$44,287,940
Dividends	40
Securities lending (net)	25,606

Total income	44,313,586

EXPENSES
Investment management fees	6,690,033
Interest expense	3,431,861
Administrative fees	1,308,101
Distribution fees – Class IB	313,223
Custodian fees	137,500
Distribution fees – Class IA	128,924
Professional fees	104,320
Printing and mailing expenses	102,332
Trustees’ fees	44,266
Miscellaneous	51,209

Gross expenses	12,311,769
Less: Waiver from investment manager	(908,444)

Net expenses	11,403,325

NET INVESTMENT INCOME (LOSS)	32,910,261

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	6,297,904
Futures contracts	(22,558,823)
Options written	1,564,596
Securities sold short	(3,906)

Net realized gain (loss)	(14,700,229)

Change in unrealized appreciation (depreciation) on:
Investments in securities	11,934,721
Futures contracts	7,119,204

Net change in unrealized appreciation (depreciation)	19,053,925

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,353,696

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,263,957

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$32,910,261	$29,674,837
Net realized gain (loss)	(14,700,229)	2,832,113
Net change in unrealized appreciation (depreciation)	19,053,925	(15,490,329)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,263,957	17,016,621

Distributions to shareholders:
Class IA	(1,151,658)	(838,973)
Class IB	(2,850,458)	(2,551,216)
Class K	(29,536,882)	(26,662,296)

Total distributions to shareholders	(33,538,998)	(30,052,485)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,184,722 and 1,011,758 shares, respectively ]	21,616,457	10,101,718
Capital shares issued in reinvestment of dividends [ 117,151 and 85,246 shares, respectively ]	1,151,658	838,973
Capital shares repurchased [ (1,560,777) and (780,339) shares, respectively ]	(15,519,768)	(7,795,389)

Total Class IA transactions	7,248,347	3,145,302

Class IB
Capital shares sold [ 1,938,770 and 2,472,534 shares, respectively ]	19,304,259	24,806,137
Capital shares issued in reinvestment of dividends [ 289,471 and 258,796 shares, respectively ]	2,850,458	2,551,216
Capital shares repurchased [ (2,509,995) and (2,042,914) shares, respectively ]	(24,950,871)	(20,466,624)

Total Class IB transactions	(2,796,154)	6,890,729

Class K
Capital shares sold [ 11,607,363 and 12,320,599 shares, respectively ]	115,271,333	122,919,193
Capital shares issued in reinvestment of dividends [ 3,005,106 and 2,709,602 shares, respectively ]	29,536,882	26,662,296
Capital shares repurchased [ (16,826,659) and (17,731,896) shares, respectively ]	(167,143,244)	(177,743,513)

Total Class K transactions	(22,335,029)	(28,162,024)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(17,882,836)	(18,125,993)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,157,877)	(31,161,857)
NET ASSETS:
Beginning of year	1,366,500,885	1,397,662,742

End of year	$1,352,343,008	$1,366,500,885

See Notes to Financial Statements.

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STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2019

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/(decrease) in net assets from operations	$37,263,957
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investments in securities	(11,710,144,592)
Proceeds from disposition of investment securities	11,886,843,046
Covers of investment securities sold short	(329,368,644)
Proceeds from investment securities sold short	329,364,738
Increase in payable for forward settling transactions	16,899,151
Increase in receivable for forward settling transactions	(8,876,924)
Change in unrealized (appreciation) depreciation on investments in securities	(11,934,721)
Net realized (gain) loss on investments in securities	(6,297,904)
Net realized (gain) loss on securities sold short	3,906
Net amortization (accretion) of income	(2,714,908)
Increase in payable for return of collateral on securities loaned	9,135,848
Decrease in dividends, interest and other receivables	1,537,072
Increase in distribution fees payable – Class IA	1,617
Decrease in other assets	398
Decrease in distribution fees payable – Class IB	(452)
Increase in securities lending income receviable	(1,722)
Decrease in administrative fees payable	(2,541)
Decrease in accrued expenses	(26,898)
Decrease in investment management fees payable	(56,731)
Increase in due from custodian	(122,208)
Decrease in due to broker for futures variation margin	(610,885)
Decrease in payable for return of cash collateral on forward settling transactions	(822,146)
Increase in due from broker for futures variation margin	(903,132)

Net cash provided (used) by operating activities	209,165,325

Cash flows provided (used) by financing activities:
Decrease in foreign currency overdraft payable	(621)
Proceeds from shares sold	156,342,675
Payment for shares repurchased	(207,832,270)
Proceeds from sale-buyback transactions	13,101,794,403
Payments on sale-buyback transactions	(13,101,909,658)
Decrease in payable for sale-buyback financing transactions	(162,431,245)

Net cash provided (used) by financing activities	(214,036,716)

Net increase/(decrease) in cash	(4,871,391)

Cash, foreign currency and restricted cash:
Beginning of year	9,723,503

End of year	$4,852,112

Supplemental disclosure of cash flow information:

For the year ended December 31, 2019 the Portfolio paid $3,431,861 in interest expense and had reinvestments of dividends and distributions in the amount of $33,538,998.

Reconciliation of cash and restricted cash to the Statement of Assets and Liabilities:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Cash	4,852,111	5,031,503
Foreign cash	1	—
Cash held as collateral at broker for futures	—	4,692,000

Total cash, foreign cash and restricted cash shown in the Statement of Cash Flows	$4,852,112	$9,723,503

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.82	$9.93	$9.87	$9.77	$9.85

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.19	0.12	0.07	0.04
Net realized and unrealized gain (loss)	0.04	(0.10)	0.07	0.13	(0.07)

Total from investment operations	0.26	0.09	0.19	0.20	(0.03)

Less distributions:
Dividends from net investment income	(0.23)	(0.20)	(0.13)	(0.10)	(0.05)

Net asset value, end of year	$9.85	$9.82	$9.93	$9.87	$9.77

Total return	2.63%	0.88%	1.90%	2.05%	(0.33)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$50,808	$43,413	$40,725	$43,821	$43,565
Ratio of expenses to average net assets:
After waivers (f)	1.05%**	0.86%**	0.86%**	0.89%**	0.86	%**
Before waivers (f)	1.12%**	0.88%**	0.87%**	0.91%**	0.86	%**
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.19%	1.87%	1.18%	0.76%	0.42	%(aa)
Before waivers (f)	2.12%	1.85%	1.17%	0.75%	0.42	%(aa)
Portfolio turnover rate^	252%	77%	73%	115%	119%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.84	$9.94	$9.88	$9.79	$9.86

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.19	0.12	0.08	0.04
Net realized and unrealized gain (loss)	0.03	(0.09)	0.07	0.11	(0.06)

Total from investment operations	0.25	0.10	0.19	0.19	(0.02)

Less distributions:
Dividends from net investment income	(0.23)	(0.20)	(0.13)	(0.10)	(0.05)

Net asset value, end of year	$9.86	$9.84	$9.94	$9.88	$9.79

Total return	2.52%	0.98%	1.90%	1.95%	(0.23)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$126,849	$129,330	$123,839	$124,562	$129,652
Ratio of expenses to average net assets:
After waivers (f)	1.05%**	0.86%**	0.86%**	0.89%**	0.86	%**
Before waivers (f)	1.12%**	0.88%**	0.87%**	0.91%**	0.86	%**
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.18%	1.87%	1.18%	0.76%	0.42	%(aa)
Before waivers (f)	2.12%	1.85%	1.17%	0.75%	0.42	%(aa)
Portfolio turnover rate^	252%	77%	73%	115%	119%

See Notes to Financial Statements.

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.82	$9.93	$9.87	$9.77	$9.85

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.21	0.14	0.10	0.07
Net realized and unrealized gain (loss)	0.04	(0.10)	0.07	0.13	(0.08)

Total from investment operations	0.28	0.11	0.21	0.23	(0.01)

Less distributions:
Dividends from net investment income	(0.25)	(0.22)	(0.15)	(0.13)	(0.07)

Net asset value, end of year	$9.85	$9.82	$9.93	$9.87	$9.77

Total return	2.89%	1.14%	2.15%	2.31%	(0.08)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,174,686	$1,193,758	$1,233,099	$1,206,521	$1,435,249
Ratio of expenses to average net assets:
After waivers (f)	0.80%**	0.61%**	0.61%**	0.64%**	0.61	%**
Before waivers (f)	0.87%**	0.63%**	0.62%**	0.66%**	0.61	%**
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.44%	2.11%	1.43%	1.01%	0.67	%(aa)
Before waivers (f)	2.37%	2.09%	1.42%	0.99%	0.66	%(aa)
Portfolio turnover rate^	252%	77%	73%	115%	119%
**	Includes Interest Expense of 0.01%, 0.04%, 0.01%, 0.01% and 0.25% for the years ended December 31, 2015, 2016, 2017, 2018 and 2019, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)

Includes income resulting from litigation payment. Without this income, the ratios would have been 0.33% after waivers and 0.33% before waivers for Class IA and Class IB and 0.58% after waivers and 0.57% before waivers for Class K.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	5.60%	1.68%	1.94%
Portfolio – Class IB Shares	5.62	1.69	1.90
Portfolio – Class K Shares*	5.86	1.94	2.07
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	1.99	2.38

* Date of inception 4/21/14. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.62% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 5.20% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Longer-than-benchmark duration position in the six-month part of the yield curve added to performance for the period.

•	Underweights in treasuries and agencies benefited Portfolio performance.

•	Overweights in financials and energy as well as security selection within financials was beneficial.

•	Exposure to and selection within investment grade and high yield corporate credit aided Portfolio performance.

What hurt performance during the year:

•	Shorter-than-benchmark duration in the 10- and 30-year parts of the yield curve detracted from Portfolio performance.

•	Positions in Agency mortgage-backed securities (MBS) detracted from performance.

How derivatives contributed/detracted from performance during the year?

•

U.S. duration strategies, which were partially facilitated through the use of futures and options, added to performance. Outside the U.S., duration exposure and country selection in the eurozone, partially facilitated through the use futures, detracted from performance. Finally, currency exposure, partially facilitated through the use of currency forwards, was neutral for performance.

•

Derivatives are used in the portfolio as a means to gain or decrease exposure to securities, markets, or sectors, as a substitute for exposure that may not otherwise be accessible through the use of cash bonds, for purposes of liquidity, or to take advantage of anticipated changes in market volatility.

•

The Portfolio held futures as a method of managing duration, which were paired with cash-bond transactions and not treated as standalone investment strategies. During the quarter, these securities had negligible impact on returns.

Portfolio Positioning and Outlook — PIMCO

We believe recession risks have diminished, and we are more confident in our baseline forecast of a moderate recovery in global growth this year. The constructive view is driven by a de-escalation of the U.S.-China trade war, additional global central bank easing, and some initial signs of stabilization in growth.

In the U.S. we continue to expect real U.S. gross domestic product (GDP) growth to slow to a 1.5% to 2.0% range in 2020, from an estimated 2.3% pace in 2019. Domestic and global government and central

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EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

bank policy actions to ease financial conditions, lower rates, and stimulate growth may contribute to growth in the second half of 2020. Despite the announced small reduction in tariff rates on some Chinese goods, we expect core consumer price inflation to firm modestly further in the next few months, before moderating in the later part of 2020.

For the eurozone, we see the continuation of a 1% growth, 1% inflation economy — supported by an improving global trade environment and ongoing support from monetary and fiscal conditions. We believe spillover from manufacturing weakness into the broader market, and lingering uncertainty over a fragile trade truce between U.S. and China, will likely limit the upside. Meanwhile, inflation looks set to remain low as wage inflation is likely to flatline ahead in an environment of weaker growth, and as corporate pricing is likely to remain cautious in the current uncertain growth environment. On policy, we do not expect any new measures from the European Central Bank, which is likely to keep the policy rate at -0.50% and continue net asset purchase of €20 billion per month through the forecast horizon.

In the UK, we expect real growth of 0.75% to 1.25% in 2020, modestly below trend. Japan’s GDP growth is expected to slow to a 0.25% to 0.75% range in 2020 from an estimated 0.9% this year. In China, we see growth slowing into a 5.0% to 6.0% range in 2020 from an estimated 6.1% in 2019.

Sector Weightings as of December 31, 2019	% of Net Assets
U.S. Treasury Obligations	42.3%
U.S. Government Agency Securities	35.4
Mortgage-Backed Securities	11.6
Financials	6.8
Commercial Mortgage-Backed Securities	2.3
Asset-Backed Securities	1.7
Collateralized Mortgage Obligations	1.7
Foreign Government Securities	1.6
Real Estate	1.1
Industrials	1.0
Communication Services	1.0
Utilities	0.8
Energy	0.8
Health Care	0.8
Consumer Staples	0.7
Information Technology	0.7
Consumer Discretionary	0.5
Materials	0.3
Municipal Bonds	0.1
Repurchase Agreements	0.1
Options Purchased	0.0 #
Cash and Other	(11.3)

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

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EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,012.30	$4.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.99	4.26
Class IB
Actual	1,000.00	1,012.40	4.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.99	4.26
Class K
Actual	1,000.00	1,013.60	2.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.25	2.99

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.84%, 0.84% and 0.59%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (1.7%)
Aircraft Certificate Owner Trust,
Series 2003-1A E 7.001%, 9/20/22§		$49,295	$51,351
Ally Auto Receivables Trust,
Series 2018-3 A2 2.720%, 5/17/21		76,906	76,922
Ally Master Owner Trust,
Series 2018-3 A 2.060%, 7/15/22 (l)		700,000	700,139
Avis Budget Rental Car Funding AESOP LLC,
Series 2016-1A A 2.990%, 6/20/22§		207,000	209,137
Series 2018-2A A 4.000%, 3/20/25§		365,000	385,566
B&M CLO Ltd.,
Series 2014-1A A1R 2.731%, 4/16/26 (l)§		310,175	310,214
Cabela’s Credit Card Master Note Trust,
Series 2013-1A A 2.710%, 2/17/26§		615,000	624,268
Chase Issuance Trust,
Series 2017-A1 A 2.040%, 1/15/22 (l)		800,000	800,094
CIFC Funding Ltd.,
Series 2015-5A A1R 2.800%, 10/25/27 (l)§		1,000,000	1,000,026
CLNC Ltd.,
Series 2019-FL1 A 2.983%, 8/20/35 (l)§		800,000	800,001
CLUB Credit Trust,
Series 2017-P2 A 2.610%, 1/15/24§		3,968	3,968
Consumer Loan Underlying Bond Credit Trust,
Series 2018-P1 A 3.390%, 7/15/25§		50,509	50,688
Continental Airlines Pass-Through Trust,
Series 2010-1 A 4.750%, 1/12/21		273,522	279,072
CVP Cascade CLO-1 Ltd.,
Series 2013-CLO1 A1R 3.151%, 1/16/26 (l)§		243,530	243,677
CVS Pass-Through Trust,
5.789%, 1/10/26§		211,978	226,130
Dorchester Park CLO DAC,
Series 2015-1A AR 2.866%, 4/20/28 (l)§		800,000	799,992
Emerald Bay SA,
(Zero Coupon), 10/8/20§	EUR	1,054,000	1,152,715
Evans Grove CLO Ltd.,
Series 2018-1A A1 2.834%, 5/28/28 (l)§		$800,000	795,102
Evergreen Credit Card Trust,
Series 2019-2 A 1.900%, 9/15/24§		1,000,000	992,448
Exeter Automobile Receivables Trust,
Series 2019-2A A 2.930%, 7/15/22§		188,750	189,334
Series 2019-3A B 2.580%, 8/15/23§		350,000	351,357
Figueroa CLO Ltd.,
Series 2013-2A A1RR 2.758%, 6/20/27 (l)§		539,634	539,762
Flagship Credit Auto Trust,
Series 2016-4 D 3.890%, 11/15/22§		170,000	173,276
Series 2017-3 A 1.880%, 10/15/21§		9,503	9,499
Series 2017-4 A 2.070%, 4/15/22§		29,855	29,840
Series 2019-4 B 2.530%, 11/17/25§		390,000	389,143
Ford Credit Floorplan Master Owner Trust A,
Series 2015-2 A1 1.980%, 1/15/22		447,000	446,978
Series 2017-1 A1 2.070%, 5/15/22		400,000	400,082
GMF Floorplan Owner Revolving Trust,
Series 2018-2 A2 2.120%, 3/15/23 (l)§		1,000,000	1,000,568
Hertz Vehicle Financing II LP,
Series 2017-1A A 2.960%, 10/25/21§		420,000	422,111
Series 2019-1A A 3.710%, 3/25/23§		310,000	318,249
Series 2019-2A A 3.420%, 5/25/25§		330,000	339,945
Jamestown CLO IV Ltd.,
Series 2014-4A A1CR 2.691%, 7/15/26 (l)§		230,263	229,800
JMP Credit Advisors CLO IIIR Ltd.,
Series 2014-1RA A 2.852%, 1/17/28 (l)§		1,000,000	995,540
LoanCore Issuer Ltd.,
Series 2018-CRE1 A 2.870%, 5/15/28 (l)§		800,000	800,382
Loomis Sayles CLO II Ltd.,
Series 2015-2A A1R 2.901%, 4/15/28 (l)§		1,000,000	993,591
LP Credit Card ABS Master Trust,
Series 2018-1 A 3.822%, 8/20/24 (l)§		780,846	771,986
Marlette Funding Trust,
Series 2017-3A B 3.010%, 12/15/24§		34,635	34,641
Series 2018-3A A 3.200%, 9/15/28§		36,418	36,508
Series 2018-4A A 3.710%, 12/15/28§		105,489	106,330
Series 2019-3A A 2.690%, 9/17/29§		255,303	255,977
Mountain Hawk III CLO Ltd.,
Series 2014-3A AR 3.203%, 4/18/25 (l)§		248,776	248,835
Octagon Investment Partners XIX Ltd.,
Series 2014-1A AR 3.101%, 4/15/26 (l)§		205,370	205,566
OneMain Direct Auto Receivables Trust,
Series 2018-1A A 3.430%, 12/16/24§		800,000	809,710

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Pennsylvania Higher Education Assistance Agency,
Series 2009-1 A1 2.840%, 7/25/29 (l)	$322,730	$325,392
SBA Tower Trust (REIT),
3.156%, 10/8/20§	351,000	353,868
SoFi Consumer Loan Program LLC,
Series 2016-2 A 3.090%, 10/27/25§	17,367	17,404
Series 2016-3 A 3.050%, 12/26/25§	27,926	27,974
Series 2017-2 A 3.280%, 2/25/26§	43,837	44,009
Series 2017-3 A 2.770%, 5/25/26§	54,218	54,358
Series 2017-5 A2 2.780%, 9/25/26§	204,676	205,389
Series 2017-6 A2 2.820%, 11/25/26§	117,393	117,729
SoFi Consumer Loan Program Trust,
Series 2018-3 A2 3.670%, 8/25/27§	199,000	201,004
Series 2019-3 A 2.900%, 5/25/28§	239,563	240,820
SoFi Professional Loan Program Trust,
Series 2018-B A1FX 2.640%, 8/25/47§	288,626	289,157
Staniford Street CLO Ltd.,
Series 2014-1A AR 3.074%, 6/15/25 (l)§	119,346	119,591
Sudbury Mill CLO Ltd.,
Series 2013-1A A1R 3.152%, 1/17/26 (l)§	364,362	365,149
Series 2013-1A A2R 3.172%, 1/17/26 (l)§	364,362	363,437
TICP CLO III-2 Ltd.,
Series 2018-3R A 2.806%, 4/20/28 (l)§	600,000	598,268
TRTX Issuer Ltd.,
Series 2019-FL3 A 2.890%, 10/15/34 (l)§	800,000	799,501
United States Small Business Administration,
Series 2004-20A 1 4.930%, 1/1/24	14,251	14,789
Series 2004-20C 1 4.340%, 3/1/24	200,181	205,244
Series 2005-20B 1 4.625%, 2/1/25	19,762	20,484
Series 2008-20G 1 5.870%, 7/1/28	258,809	280,195
Venture XII CLO Ltd.,
Series 2012-12A ARR 2.714%, 2/28/26 (l)§	777,104	776,652
Venture XVII CLO Ltd.,
Series 2014-17A ARR 2.881%, 4/15/27 (l)§	800,000	797,167
WhiteHorse X Ltd.,
Series 2015-10A A1R 2.932%, 4/17/27 (l)§	615,214	615,217
World Financial Network Credit Card Master Trust,
Series 2018-A A 3.070%, 12/16/24	515,000	520,874
Series 2018-B M 3.810%, 7/15/25	240,000	244,975
Series 2019-B M 3.040%, 4/15/26	250,000	250,762
World Omni Auto Receivables Trust,
Series 2018-B A2 2.570%, 7/15/21	104,465	104,502

Total Asset-Backed Securities		27,554,431

Collateralized Mortgage Obligations (1.7%)
Adjustable Rate Mortgage Trust,
Series 2005-5 2A1 6.049%, 9/25/35 (l)	84,936	82,224
Alternative Loan Trust,
Series 2005-80CB 1A1 6.000%, 2/25/36	654,931	623,774
Series 2005-J12 2A1 2.332%, 8/25/35 (l)	550,419	363,070
Series 2006-OA22 A1 1.952%, 2/25/47 (l)	137,756	133,646
Series 2006-OA6 1A2 2.002%, 7/25/46 (l)	48,755	46,482
Series 2006-OC7 2A2A 1.962%, 7/25/46 (l)	218,252	222,902
Series 2007-14T2 A1 6.000%, 7/25/37	482,553	347,860
Series 2007-OH1 A1D 2.002%, 4/25/47 (l)	92,955	80,345
American Home Mortgage Investment Trust,
Series 2004-3 5A 3.480%, 10/25/34 (l)	1,428	1,426
Banc of America Funding Trust,
Series 2004-A 1A3 4.752%, 9/20/34 (l)	35,379	36,475
Series 2006-H 4A2 4.282%, 9/20/46 (l)	172,038	156,831
Series 2006-J 4A1 4.321%, 1/20/47 (l)	10,830	10,502
BCAP LLC Trust,
Series 2011-RR8 2A1 3.797%, 8/26/37 (l)§	10,855	10,836
Series 2014-RR5 1A3 2.158%, 1/26/36 (l)§	128,508	127,727
Bear Stearns ALT-A Trust,
Series 2005-7 22A1 4.103%, 9/25/35 (l)	160,458	131,924
Series 2006-4 21A1 3.923%, 8/25/36 (l)	60,539	53,675
Bear Stearns ARM Trust,
Series 2003-9 2A1 4.253%, 2/25/34 (l)	34,610	35,613
Bear Stearns Mortgage Funding Trust,
Series 2006-AR5 1A1 1.952%, 12/25/46 (l)	651,998	637,745
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R6 1A1 4.001%, 1/26/36 (l)	71,688	63,949
Bellemeade Re Ltd.,
Series 2018-2A M1B 3.142%, 8/25/28 (l)§	245,000	245,617

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Series 2019-3A M1B 3.392%, 7/25/29 (l)§		$170,392	$170,574
CHL Mortgage Pass-Through Trust,
Series 2004-12 11A1 3.878%, 8/25/34 (l)		2,140	2,053
Series 2005-11 3A1 2.912%, 4/25/35 (l)		94,895	86,833
Series 2005-2 1A1 2.432%, 3/25/35 (l)		50,061	46,156
Citigroup Mortgage Loan Trust,
Series 2005-3 2A2A 4.521%, 8/25/35 (l)		14,189	14,393
Series 2009-7 5A2 5.500%, 12/25/35§		469,258	373,530
Connecticut Avenue Securities Trust,
Series 2019-R07 1M1 2.562%, 10/25/39 (l)§		206,707	206,768
CSMC Mortgage-Backed Trust,
Series 2006-6 1A8 6.000%, 7/25/36		522,609	426,525
Eagle RE Ltd.,
Series 2018-1 M1 3.492%, 11/25/28 (l)§		106,248	106,395
EMF-NL Prime BV,
Series 2008-APRX A2 0.382%, 4/17/41 (l)(m)	EUR	239,464	254,135
Eurosail-UK plc,
Series 2007-4X A3 1.729%, 6/13/45 (l)(m)	GBP	838,607	1,103,714
FHLMC Stacr REMIC Trust,
Series 2019-HQA4 M1 2.562%, 11/25/49 (l)§		$250,000	250,040
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2014-HQ2 M2 3.992%, 9/25/24 (l)		105,691	106,929
Series 2015-DN1 M3 5.942%, 1/25/25 (l)		171,734	179,273
Series 2015-DNA1 M2 3.642%, 10/25/27 (l)		50,294	50,612
Series 2015-DNA2 M2 4.392%, 12/25/27 (l)		52,711	52,862
Series 2015-DNA3 M2 4.642%, 4/25/28 (l)		68,207	68,862
Series 2015-HQ2 M2 3.742%, 5/25/25 (l)		130,584	131,868
Series 2015-HQA1 M2 4.442%, 3/25/28 (l)		13,476	13,499
Series 2016-DNA1 M2 4.692%, 7/25/28 (l)		56,706	56,941
Series 2016-DNA4 M2 3.092%, 3/25/29 (l)		182,867	183,232
Series 2016-HQA1 M2 4.542%, 9/25/28 (l)		31,592	31,667
Series 2016-HQA2 M2 4.042%, 11/25/28 (l)		67,655	67,908
FNMA,
Series 2013-C01 M2 7.042%, 10/25/23 (l)		161,631	178,400
Series 2014-C04 1M2 6.692%, 11/25/24 (l)		230,958	253,658
Series 2014-C04 2M2 6.792%, 11/25/24 (l)		164,647	177,910
Series 2015-C01 2M2 6.342%, 2/25/25 (l)		65,081	67,616
Series 2016-C01 2M2 8.742%, 8/25/28 (l)		225,868	246,799
Series 2016-C03 1M1 3.792%, 10/25/28 (l)		6,986	6,995
Series 2016-C04 1M1 3.242%, 1/25/29 (l)		415	415
GNMA,
Series 2015-H20 FB 2.374%, 8/20/65 (l)		594,879	593,987
Series 2016-H11 F 2.574%, 5/20/66 (l)		659,593	663,448
Series 2016-H15 FA 2.574%, 7/20/66 (l)		826,736	831,377
Series 2017-H10 FB 3.629%, 4/20/67 (l)		1,624,037	1,644,351
GSR Mortgage Loan Trust,
Series 2005-8F 4A1 6.000%, 11/25/35		585,038	464,657
Series 2005-AR6 2A1 4.269%, 9/25/35 (l)		82,063	84,117
Series 2006-AR2 2A1 3.938%, 4/25/36 (l)		113,842	100,595
Series 2007-AR1 2A1 3.860%, 3/25/47 (l)		290,681	255,017
HarborView Mortgage Loan Trust,
Series 2006-13 A 1.944%, 11/19/46 (l)		85,718	72,829
Hawksmoor Mortgages,
Series 2019-1A A 1.761%, 5/25/53 (l)§	GBP	2,970,849	3,944,085
Impac CMB Trust,
Series 2003-8 2A1 2.692%, 10/25/33 (l)		$2,563	2,582
Impac Secured Assets CMN Owner Trust,
Series 2005-1 5A1 2.062%, 7/25/35 (l)		293,390	237,348
IndyMac INDX Mortgage Loan Trust,
Series 2005-AR11 A3 3.807%, 8/25/35 (l)		477,411	430,429
Series 2006-AR39 A1 1.972%, 2/25/37 (l)		706,466	689,504
JP Morgan Mortgage Trust,
Series 2006-A3 6A1 4.161%, 8/25/34 (l)		60,958	61,328
Series 2007-A1 3A3 4.492%, 7/25/35 (l)		72,634	74,825
Series 2007-S3 1A90 7.000%, 8/25/37		63,176	52,454
Kensington Mortgage Securities plc,
Series 2007-1X A3C 2.064%, 6/14/40 (l)(m)		801,171	780,339
Lehman XS Trust,
Series 2006-4N A1C1 2.022%, 4/25/46 (l)		123,650	123,445
Ludgate Funding plc,
Series 2007-1 A2A 0.920%, 1/1/61 (l)(m)	GBP	761,556	947,852
Series 2008-W1X A1 1.358%, 1/1/61 (l)(m)		114,037	146,478

See Notes to Financial Statements.

1447

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Merrill Lynch Mortgage Investors Trust MLMI,
Series 2003-A1 3A 3.407%, 12/25/32 (l)		$19,020	$18,672
Mortgage Insurance-Linked Notes,
Series 2019-1 M1 3.674%, 11/26/29 (l)§		170,151	170,768
MortgageIT Mortgage Loan Trust,
Series 2006-1 1A1 2.022%, 4/25/36 (l)		411,083	396,240
Nomura Resecuritization Trust,
Series 2014-7R 2A3 1.908%, 12/26/35 (l)§		349,217	347,801
Oaktown Re III Ltd.,
Series 2019-1A M1B 3.742%, 7/25/29 (l)§		160,794	160,505
PMT Credit Risk Transfer Trust,
Series 2019-1R A 3.700%, 3/27/24 (l)§		109,061	108,962
Series 2019-2R A 4.555%, 5/27/23 (l)§		138,991	139,857
Series 2019-3R A 4.614%, 10/27/22 (l)§		109,376	109,888
Radnor RE Ltd.,
Series 2019-1 M1B 3.742%, 2/25/29 (l)§		235,000	234,713
Series 2019-2 M1B 3.542%, 6/25/29 (l)§		250,000	250,296
RALI Trust,
Series 2005-QO2 A1 3.599%, 9/25/45 (l)		414,303	397,063
Series 2006-QA6 A1 1.982%, 7/25/36 (l)		731,602	682,600
Reperforming Loan REMIC Trust,
Series 2006-R1 AF1 2.132%, 1/25/36 (l)§		352,235	344,017
Residential Asset Securitization Trust,
Series 2005-A15 5A1 5.750%, 2/25/36		17,404	11,774
Series 2006-A12 A1 6.250%, 11/25/36		187,851	119,900
Sequoia Mortgage Trust,
Series 10 2A1 2.525%, 10/20/27(l)		3,310	3,219
Series 2003-4 2A1 2.115%, 7/20/33 (l)		22,945	22,562
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1 2.014%, 7/19/35 (l)		90,131	89,452
Series 2006-AR3 11A1 2.002%, 4/25/36 (l)		585,446	592,096
Towd Point Mortgage Funding,
Series 2019-A13A A1 1.610%, 7/20/45 (l)§	GBP	1,400,000	1,849,008
WaMu Mortgage Pass-Through Certificates Trust,
Series 2006-AR14 1A4 3.268%, 11/25/36 (l)		$500,379	481,291
Series 2006-AR9 1A 3.239%, 8/25/46 (l)		168,236	157,501

Total Collateralized Mortgage Obligations			27,218,417

Commercial Mortgage-Backed Securities (2.3%)
Ashford Hospitality Trust,
Series 2018-ASHF A 2.640%, 4/15/35 (l)§		250,103	248,541
Series 2018-KEYS A 2.740%, 5/15/35 (l)§		350,000	349,344
BAMLL Commercial Mortgage Securities Trust,
Series 2017-SCH AF 2.740%, 11/15/33 (l)§		565,000	565,399
BFLD Trust,
Series 2019-DPLO D 3.580%, 10/15/34 (l)§		123,000	122,809
BHMS Mortgage Trust,
Series 2018-ATLS A 2.990%, 7/15/35 (l)§		267,464	266,962
Braemar Hotels & Resorts Trust,
Series 2018-PRME A 2.560%, 6/15/35 (l)§		300,000	298,535
BX Commercial Mortgage Trust,
Series 2019-IMC A 2.740%, 4/15/34 (l)§		205,649	205,393
BX Trust,
Series 2018-EXCL A 2.827%, 9/15/37 (l)§		290,364	289,728
CCUBS Commercial Mortgage Trust,
Series 2017-C1 A4 3.544%, 11/15/50 (l)		470,000	500,591
CGRBS Commercial Mortgage Trust,
Series 2013-VN05 A 3.369%, 3/13/35§		630,000	655,304
Citigroup Commercial Mortgage Trust,
Series 2013-GC11 B 3.732%, 4/10/46 (l)		235,000	242,160
Series 2015-GC27 A5 3.137%, 2/10/48		596,977	617,041
Series 2016-C1 A4 3.209%, 5/10/49		606,000	631,653
CLNY Trust,
Series 2019-IKPR D 3.765%, 11/15/38 (l)§		250,000	247,670
Commercial Mortgage Trust,
Series 2012-CR5 E 4.318%, 12/10/45 (l)§		250,000	244,302
Series 2013-SFS A1 1.873%, 4/12/35§		118,792	118,271
Series 2014-UBS4 A5 3.694%, 8/10/47		495,000	521,710
Series 2015-CR23 A4 3.497%, 5/10/48		300,000	315,871
Series 2015-CR26 ASB 3.373%, 10/10/48		3,000,000	3,103,782
Series 2015-DC1 A5 3.350%, 2/10/48		400,000	416,794
Series 2016-COR1 ASB 2.972%, 10/10/49		1,500,000	1,534,025
CSAIL Commercial Mortgage Trust,
Series 2015-C2 A4 3.504%, 6/15/57		121,432	127,168
Series 2015-C3 A4 3.718%, 8/15/48		302,887	320,837
Series 2015-C4 A4 3.808%, 11/15/48		400,000	427,200

See Notes to Financial Statements.

1448

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
DBWF Mortgage Trust,
Series 2018-GLKS A 2.794%, 11/19/35 (l)§	$203,119	$202,865
GS Mortgage Securities Corp. Trust,
Series 2016-RENT A 3.203%, 2/10/29§	800,000	804,522
Series 2019-BOCA A 2.940%, 6/15/38 (l)§	303,566	303,470
Series 2019-SMP A 2.890%, 8/15/32 (l)§	300,000	300,733
GS Mortgage Securities Trust,
Series 2010-C1 A2 4.592%, 8/10/43§	4,623,000	4,650,352
Series 2012-GC6 B 5.651%, 1/10/45 (l)§	230,000	243,266
Series 2013-G1 A2 3.557%, 4/10/31 (l)§	507,108	515,899
Series 2014-GC18 C 4.990%, 1/10/47 (l)	350,000	344,054
Series 2015-GC30 AAB 3.120%, 5/10/50	1,000,000	1,024,876
Series 2018-GS9 A4 3.992%, 3/10/51 (l)	510,000	559,361
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2 D 5.599%, 11/15/43 (l)§	330,600	333,590
Series 2012-C6 E 5.157%, 5/15/45 (l)§	189,221	181,650
Series 2012-C8 AS 3.424%, 10/15/45§	400,000	409,312
Series 2012-C8 C 4.601%, 10/15/45 (l)§	405,000	418,958
Series 2012-LC9 E 4.418%, 12/15/47 (l)§	455,400	448,831
Series 2018-LAQ A 2.740%, 6/15/32 (l)§	898,571	898,006
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21 A5 3.775%, 8/15/47	510,000	540,724
Series 2014-C22 XA 0.851%, 9/15/47 IO (l)	6,912,585	226,275
Series 2015-C31 A3 3.801%, 8/15/48	329,944	353,104
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP7 XA 1.072%, 9/15/50 IO (l)	2,298,820	135,653
LSTAR Commercial Mortgage Trust,
Series 2016-4 A2 2.579%, 3/10/49§	271,069	272,828
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22 A4 3.306%, 4/15/48	400,000	416,379
Series 2015-C27 ASB 3.557%, 12/15/47	800,000	830,492
Morgan Stanley Capital I Trust,
Series 2005-IQ9 D 5.000%, 7/15/56	37,022	37,004
Series 2014-CPT B 3.445%, 7/13/29 (l)§	800,000	814,071
Series 2015-XLF2 SNMA 3.690%, 11/15/26 (l)§	131,298	130,896
Natixis Commercial Mortgage Securities Trust,
Series 2019-MILE A 3.240%, 7/15/36 (l)§	170,000	170,004
OBP Depositor LLC Trust,
Series 2010-OBP A 4.646%, 7/15/45§	4,590,000	4,594,304
Starwood Retail Property Trust,
Series 2014-STAR A 3.210%, 11/15/27 (l)§	511,437	510,046
UBS Commercial Mortgage Trust,
Series 2018-C10 A4 4.313%, 5/15/51	400,000	450,161
Series 2018-C8 A4 3.983%, 2/15/51	335,000	367,634
Series 2018-C9 A4 4.117%, 3/15/51 (l)	510,000	565,497
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4 A5 2.850%, 12/10/45	465,583	473,239
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS6 C 4.313%, 11/15/49 (l)	275,000	289,324
WFRBS Commercial Mortgage Trust,
Series 2013-C14 C 3.977%, 6/15/46 (l)	265,000	270,435
Series 2014-C25 A5 3.631%, 11/15/47	400,000	422,349

Total Commercial Mortgage-Backed Securities		35,881,254

Corporate Bonds (14.4%)
Communication Services (1.0%)
Diversified Telecommunication Services (0.4%)
Altice France SA
7.375%, 5/1/26§	500,000	536,420
AT&T, Inc.
3.400%, 6/15/22 (e)	76,000	78,369
3.600%, 2/17/23	150,000	156,782
3.400%, 5/15/25	625,000	654,160
3.600%, 7/15/25	320,000	338,422
4.125%, 2/17/26	313,000	339,287
4.350%, 3/1/29	1,115,000	1,247,580
4.550%, 3/9/49	190,000	210,832
CCO Holdings LLC
5.500%, 5/1/26§	173,000	181,366
Deutsche Telekom International Finance BV
2.225%, 1/17/20§	1,100,000	1,100,065
Telstra Corp. Ltd.
4.800%, 10/12/21§	800,000	838,134
Verizon Communications, Inc.
4.862%, 8/21/46	168,000	208,227
5.012%, 4/15/49	210,000	268,958

		6,158,602

Media (0.4%)
Altice Financing SA
6.625%, 2/15/23§	1,000,000	1,017,500
Altice Finco SA
7.625%, 2/15/25§	200,000	207,000

See Notes to Financial Statements.

1449

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Altice Luxembourg SA
7.625%, 2/15/25§		$500,000	$519,375
Charter Communications Operating LLC
4.464%, 7/23/22		800,000	840,648
4.908%, 7/23/25		1,983,000	2,175,728
Cox Communications, Inc.
2.950%, 6/30/23§		125,000	127,121
CSC Holdings LLC
6.750%, 11/15/21		65,000	69,956
5.375%, 2/1/28§		500,000	535,625
Diamond Sports Group LLC
5.375%, 8/15/26§		106,000	107,092
Time Warner Cable LLC
5.000%, 2/1/20		867,000	865,517
4.500%, 9/15/42		290,000	296,270
ViacomCBS, Inc.
3.375%, 2/15/28		206,000	210,269
3.700%, 6/1/28		22,000	22,966

			6,995,067

Wireless Telecommunication Services (0.2%)
Sprint Communications, Inc.
7.000%, 8/15/20		800,000	817,000
Sprint Spectrum Co. LLC
3.360%, 9/20/21 (e)§		350,000	353,115
4.738%, 3/20/25§		340,000	359,628
Vodafone Group plc
3.750%, 1/16/24		800,000	844,233

			2,373,976

Total Communication Services			15,527,645

Consumer Discretionary (0.5%)
Auto Components (0.0%)
Panther BF Aggregator 2 LP
4.375%, 5/15/26§	EUR	175,000	205,345

Automobiles (0.3%)
Daimler Finance North America LLC
2.250%, 3/2/20§		$775,000	774,886
3.100%, 5/4/20§		800,000	802,003
2.550%, 8/15/22§		1,000,000	1,006,347
Volkswagen Group of America Finance LLC
(ICE LIBOR USD 3 Month + 0.77%), 2.675%, 11/13/20 (k)§		700,000	702,319
3.875%, 11/13/20§		700,000	711,634
(ICE LIBOR USD 3 Month + 0.94%), 2.841%, 11/12/21 (k)§		700,000	706,908
4.000%, 11/12/21§		700,000	723,593

			5,427,690

Hotels, Restaurants & Leisure (0.1%)
Choice Hotels International, Inc.
3.700%, 12/1/29		900,000	903,498
Starbucks Corp.
4.500%, 11/15/48		115,000	132,440

			1,035,938

Internet & Direct Marketing Retail (0.1%)
eBay, Inc.
2.600%, 7/15/22		700,000	706,941
Expedia Group, Inc.
3.800%, 2/15/28		281,000	286,620

			993,561

Total Consumer Discretionary			7,662,534

Consumer Staples (0.7%)
Beverages (0.3%)
Anheuser-Busch InBev Worldwide, Inc.
5.550%, 1/23/49		445,000	578,371
Bacardi Ltd.
4.450%, 5/15/25§		800,000	862,920
Constellation Brands, Inc.
2.250%, 11/6/20		1,000,000	1,001,616
Keurig Dr Pepper, Inc.
3.551%, 5/25/21		800,000	817,222
Pernod Ricard SA
4.250%, 7/15/22§		900,000	946,459

			4,206,588

Food & Staples Retailing (0.0%)
Woolworths Group Ltd.
4.550%, 4/12/21§		600,000	615,438

Food Products (0.2%)
BRF GmbH
4.350%, 9/29/26 (m)		225,000	231,680
Campbell Soup Co.
3.300%, 3/15/21		1,000,000	1,013,470
Danone SA
2.589%, 11/2/23§		900,000	913,184
Kraft Heinz Foods Co.
3.950%, 7/15/25		26,000	27,416
3.750%, 4/1/30§		263,000	270,557
Minerva Luxembourg SA
5.875%, 1/19/28 (m)		200,000	209,750
Mondelez International Holdings Netherlands BV
2.000%, 10/28/21§		700,000	698,941
Tyson Foods, Inc.
3.950%, 8/15/24		277,000	296,235
4.000%, 3/1/26		38,000	41,139

			3,702,372

Household Products (0.0%)
Spectrum Brands, Inc.
5.750%, 7/15/25		227,000	236,931

Tobacco (0.2%)
BAT Capital Corp.
3.215%, 9/6/26		348,000	350,405
BAT International Finance plc
3.250%, 6/7/22§		600,000	612,920
3.500%, 6/15/22§		600,000	616,868
Imperial Brands Finance plc
2.950%, 7/21/20§		700,000	702,663
3.125%, 7/26/24§		800,000	806,267
Reynolds American, Inc.
6.875%, 5/1/20		160,000	162,619

			3,251,742

Total Consumer Staples			12,013,071

See Notes to Financial Statements.

1450

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Energy (0.8%)
Energy Equipment & Services (0.1%)
Baker Hughes a GE Co. LLC
3.337%, 12/15/27		$471,000	$490,310
4.080%, 12/15/47		85,000	87,062
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350%, 12/1/21 (m)		63,336	62,960
7.350%, 12/1/26 PIK§		557	300
7.350%, 12/1/26 PIK (m)		223,077	119,986
Odebrecht Offshore Drilling Finance Ltd.
6.720%, 12/1/22 (m)		147,595	144,551
7.720%, 12/1/26 PIK (m)		655,134	153,627
Odebrecht Oil & Gas Finance Ltd.
(Zero Coupon), 2/3/20 (y)§		207,137	1,554
Transocean Poseidon Ltd. 6.875%, 2/1/27§		106,000	112,360

			1,172,710

Oil, Gas & Consumable Fuels (0.7%)
Cenovus Energy, Inc.
3.000%, 8/15/22		225,000	227,835
Energy Transfer Operating LP 4.250%, 3/15/23		240,000	250,710
4.500%, 4/15/24		87,000	92,457
4.750%, 1/15/26		325,000	351,714
5.500%, 6/1/27		192,000	215,668
Eni SpA
4.250%, 5/9/29§		325,000	355,119
Enterprise Products Operating LLC
3.700%, 2/15/26		382,000	406,957
Hess Corp.
4.300%, 4/1/27		300,000	317,619
Kinder Morgan Energy Partners LP
4.150%, 3/1/22		193,000	200,965
Kinder Morgan, Inc.
3.150%, 1/15/23		375,000	383,823
Marathon Oil Corp.
3.850%, 6/1/25		210,000	222,187
Marathon Petroleum Corp. 5.125%, 12/15/26		150,000	170,281
Midwest Connector Capital Co. LLC
3.625%, 4/1/22§		900,000	924,762
Newfield Exploration Co. 5.625%, 7/1/24		155,000	170,352
Noble Energy, Inc.
3.900%, 11/15/24		234,000	247,875
3.850%, 1/15/28		307,000	323,897
Occidental Petroleum Corp.
6.950%, 7/1/24		400,000	468,909
2.900%, 8/15/24		280,000	283,464
3.200%, 8/15/26		47,000	47,658
ONEOK, Inc.
4.000%, 7/13/27		245,000	260,437
4.350%, 3/15/29		208,000	225,959
Pertamina Persero PT
6.450%, 5/30/44 (m)		225,000	289,687
Petrobras Global Finance BV
6.125%, 1/17/22		272,000	291,210
Petroleos Mexicanos
6.750%, 9/21/47		188,000	189,645
Phillips 66
(ICE LIBOR USD 3 Month + 0.60%), 2.517%, 2/26/21 (k)		1,000,000	1,004,363
Plains All American Pipeline LP
2.850%, 1/31/23		397,000	401,729
3.850%, 10/15/23		175,000	181,257
3.600%, 11/1/24		314,000	323,148
Rio Oil Finance Trust
Series 2014-1
9.250%, 7/6/24§		278,719	310,075
9.250%, 7/6/24 (m)		278,720	310,075
Sabine Pass Liquefaction LLC
5.625%, 2/1/21 (e)		600,000	617,741
5.625%, 3/1/25		133,000	149,437
5.000%, 3/15/27		218,000	239,822
Sunoco LP
4.875%, 1/15/23		211,000	215,488
TransCanada PipeLines Ltd.
9.875%, 1/1/21		145,000	155,907
Western Midstream Operating LP
4.500%, 3/1/28		100,000	98,834
4.750%, 8/15/28		64,000	64,487
Williams Cos., Inc. (The) 4.125%, 11/15/20		172,000	174,043
4.500%, 11/15/23		675,000	718,797

			11,884,393

Total Energy			13,057,103

Financials (6.7%)
Banks (3.8%)
AIB Group plc
(ICE LIBOR USD 3 Month + 1.87%), 4.263%, 4/10/25 (k)§		330,000	348,922
Australia & New Zealand Banking Group Ltd. 4.400%, 5/19/26§		240,000	255,245
Banco Espirito Santo SA 4.000%, 1/21/19 (h)(m)(r)	EUR	1,700,000	324,171
Banco Santander SA 3.500%, 4/11/22		$200,000	205,064
5.179%, 11/19/25		400,000	446,635
Bank of America Corp.
(ICE LIBOR USD 3 Month + 1.00%), 2.936%, 4/24/23 (k)		600,000	606,792
4.100%, 7/24/23		900,000	958,680
4.125%, 1/22/24		1,700,000	1,827,340
(ICE LIBOR USD 3 Month + 0.78%), 3.550%, 3/5/24 (k)		800,000	830,233
Series DD
(ICE LIBOR USD 3 Month + 4.55%), 6.300%, 3/10/26 (k)(x)(y)		83,000	96,288
Series L 3.950%, 4/21/25		850,000	905,497

See Notes to Financial Statements.

1451

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Series Z
(ICE LIBOR USD 3 Month + 4.17%), 6.500%, 10/23/24 (k)(y)		$129,000	$145,960
Bank of Nova Scotia (The) 2.500%, 1/8/21		87,000	87,472
Banque Federative du Credit Mutuel SA 2.750%, 10/15/20§		255,000	256,439
Barclays Bank plc 7.625%, 11/21/22		900,000	1,011,375
(ICE LIBOR USD 6 Month + 1.73%), 6.860%, 6/15/32 (k)(y)§		51,000	61,833
Barclays plc
(ICE LIBOR USD 3 Month + 2.11%), 4.011%, 8/10/21 (k)		1,300,000	1,325,670
3.684%, 1/10/23		925,000	947,434
(ICE LIBOR USD 3 Month + 1.43%), 3.340%, 2/15/23 (k)		700,000	707,452
(ICE LIBOR USD 3 Month + 1.40%), 4.610%, 2/15/23 (k)		900,000	938,935
(BPSW1 + 1.32%), 2.375%, 10/6/23 (k)(m)	GBP	400,000	539,308
(ICE LIBOR USD 3 Month + 1.36%), 4.338%, 5/16/24 (k)		$200,000	210,564
3.250%, 2/12/27 (m)	GBP	500,000	705,475
BBVA USA
5.500%, 4/1/20		$543,000	547,268
2.875%, 6/29/22		410,000	416,327
BNP Paribas SA 2.375%, 5/21/20		200,000	200,331
4.375%, 9/28/25§		200,000	215,149
Citibank NA 3.050%, 5/1/20		1,100,000	1,103,999
2.850%, 2/12/21		500,000	505,080
(ICE LIBOR USD 3 Month + 0.60%), 2.844%, 5/20/22 (k)		1,000,000	1,011,477
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 0.96%), 2.900%, 4/25/22 (k)		2,100,000	2,126,012
(ICE LIBOR USD 3 Month + 4.07%), 5.950%, 1/30/23 (k)(y)		115,000	121,891
3.875%, 3/26/25		722,000	766,475
Series Q (ICE LIBOR USD 3 Month + 4.10%), 5.950%, 8/15/20 (k)(y)		225,000	229,394
Commonwealth Bank of Australia 2.250%, 3/10/20§		346,000	346,122
2.300%, 3/12/20		250,000	250,115
4.500%, 12/9/25§		240,000	259,836
Cooperatieve Rabobank UA 6.875%, 3/19/20 (m)	EUR	300,000	341,088
(ICE LIBOR USD 3 Month + 0.43%), 2.366%, 4/26/21 (k)		$800,000	802,081
4.375%, 8/4/25		445,000	481,665
Credit Agricole SA 2.750%, 6/10/20§		250,000	250,934
3.375%, 1/10/22§		320,000	326,953
3.750%, 4/24/23§		800,000	834,650
Credit Suisse Group Funding Guernsey Ltd. 3.800%, 9/15/22		800,000	831,205
3.800%, 6/9/23		255,000	266,954
3.750%, 3/26/25		1,800,000	1,905,370
Danske Bank A/S 5.375%, 1/12/24§		800,000	875,441
(ICE LIBOR USD 3 Month + 1.59%), 3.244%, 12/20/25(k)§		335,000	338,634
Dexia Credit Local SA 2.375%, 9/20/22§		1,400,000	1,419,682
Discover Bank 4.200%, 8/8/23		800,000	850,538
(USD Swap Semi 5 Year + 1.73%), 4.682%, 8/9/28 (k)		250,000	261,656
HSBC Bank USA NA 4.875%, 8/24/20		250,000	254,430
HSBC Holdings plc 4.250%, 3/14/24		200,000	212,180
ING Groep NV
(USD Swap Semi 5 Year + 5.12%), 6.875%, 4/16/22 (k)(m)(y)		200,000	213,500
Intesa Sanpaolo SpA
Series XR 3.250%, 9/23/24§		800,000	803,535
JPMorgan Chase & Co.
(ICE LIBOR USD 3 Month + 0.61%), 2.509%, 6/18/22(k)		1,000,000	1,003,391
(ICE LIBOR USD 3 Month + 0.61%), 3.514%, 6/18/22 (k)		1,000,000	1,021,559
(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25 (k)		400,000	414,366
(ICE LIBOR USD 3 Month + 1.34%), 3.782%, 2/1/28 (k)		263,000	282,812
Series FF (SOFR + 3.38%), 5.000%, 8/1/24 (k)(y)		234,000	243,360
Series V (ICE LIBOR USD 3 Month + 3.32%), 5.419%, 4/1/20 (k)(y)		300,000	303,000
KeyBank NA 2.250%, 3/16/20		250,000	250,127
Lloyds Banking Group plc 3.100%, 7/6/21		400,000	406,222
(ASX Australia Bank Bill Short Term Rates 3 Month Mid + 1.40%), 2.291%, 3/7/25 (k)	AUD	1,100,000	767,730
4.000%, 3/7/25		1,300,000	973,853
4.450%, 5/8/25		$800,000	872,998
4.582%, 12/10/25		332,000	357,980
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		286,000	287,843

See Notes to Financial Statements.

1452

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Mitsubishi UFJ Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.74%), 2.647%, 3/2/23 (k)	$800,000	$798,839
3.455%, 3/2/23	1,000,000	1,036,963
Mizuho Financial Group, Inc.
(ICE LIBOR USD 3 Month + 1.00%), 3.922%, 9/11/24 (k)	900,000	944,581
MUFG Bank Ltd. 2.300%, 3/5/20§	200,000	200,062
National Australia Bank Ltd. 2.625%, 7/23/20	250,000	250,831
3.625%, 6/20/23 (x)	800,000	839,697
Oversea-Chinese Banking Corp. Ltd.
(ICE LIBOR USD 3 Month + 0.45%), 2.354%, 5/17/21 (k)§	600,000	598,599
PNC Bank NA 2.600%, 7/21/20	250,000	250,806
Royal Bank of Scotland Group plc
(USD Swap Semi 5 Year + 7.60%), 8.625%, 8/15/21 (k)(y)	260,000	280,800
3.875%, 9/12/23	800,000	837,098
Santander Holdings USA, Inc. 4.400%, 7/13/27	405,000	436,535
Santander UK Group Holdings plc 2.875%, 8/5/21	800,000	807,857
Santander UK plc 5.000%, 11/7/23§	795,000	855,592
Skandinaviska Enskilda Banken AB
(ICE LIBOR USD 3 Month + 0.43%), 2.334%, 5/17/21 (k)§	800,000	800,745
3.250%, 5/17/21§	800,000	812,280
Societe Generale SA 4.250%, 9/14/23§	800,000	847,960
4.250%, 8/19/26 (x)§	236,000	248,012
Standard Chartered plc
(USD Swap Semi 5 Year + 6.30%), 7.500%, 4/2/22 (k)(m)(y)	200,000	215,000
(ICE LIBOR USD 3 Month + 1.15%), 4.247%, 1/20/23 (k)§	800,000	827,914
5.200%, 1/26/24§	200,000	216,011
(ICE LIBOR USD 3 Month + 1.51%), 3.445%, 1/30/27 (k)(y)§	200,000	172,500
Sumitomo Mitsui Financial Group, Inc. 2.448%, 9/27/24	1,000,000	1,003,977
Svenska Handelsbanken AB 3.350%, 5/24/21	800,000	815,477
Truist Financial Corp. 2.625%, 6/29/20	145,000	145,351
UniCredit SpA 7.830%, 12/4/23§	1,600,000	1,859,894
US Bancorp
Series J
(ICE LIBOR USD 3 Month + 2.91%), 5.300%, 4/15/27 (k)(y)	171,000	188,100
US Bank NA 3.150%, 4/26/21	1,000,000	1,013,272
Wells Fargo & Co. 3.069%, 1/24/23	318,000	323,857
(ICE LIBOR USD 3 Month + 1.23%), 3.157%, 10/31/23 (k)	1,600,000	1,628,319
3.750%, 1/24/24	314,000	331,815
Wells Fargo Bank NA
(ICE LIBOR USD 3 Month + 0.51%), 2.463%, 10/22/21 (k)	600,000	602,317
3.550%, 8/14/23	900,000	943,318

		61,432,376

Capital Markets (1.2%)
Bank of New York Mellon Corp. (The)
Series E
(ICE LIBOR USD 3 Month + 3.42%), 4.950%, 6/20/20 (k)(y)	309,000	312,090
Carlyle Finance Subsidiary LLC 3.500%, 9/19/29§	800,000	794,175
Credit Suisse Group AG
(USD Swap Semi 5 Year + 4.60%), 7.500%, 7/17/23 (k)(y)§	200,000	219,240
(ICE LIBOR USD 3 Month + 1.20%), 2.997%, 12/14/23 (k)§	900,000	914,481
(ICE LIBOR USD 3 Month + 1.24%), 4.207%, 6/12/24 (k)§	1,000,000	1,057,404
Deutsche Bank AG 3.150%, 1/22/21	800,000	802,893
3.300%, 11/16/22	1,100,000	1,108,983
3.950%, 2/27/23	1,000,000	1,023,176
(SOFR + 2.58%), 3.961%, 11/26/25 (k)	1,800,000	1,838,969
Goldman Sachs Group, Inc. (The) 2.350%, 11/15/21	234,000	234,520
5.750%, 1/24/22	310,000	332,281
(ICE LIBOR USD 3 Month + 0.82%), 2.876%, 10/31/22 (k)	1,100,000	1,114,695
3.200%, 2/23/23	800,000	822,974
3.850%, 7/8/24 (x)	315,000	334,312
3.750%, 5/22/25	234,000	248,013
Series D 6.000%, 6/15/20	243,000	247,464
Series P
(ICE LIBOR USD 3 Month + 2.87%), 5.000%, 11/10/22 (k)(y)	92,000	92,885
ING Bank NV 5.800%, 9/25/23§	385,000	425,884
Israel Electric Corp. Ltd.
Series 6 5.000%, 11/12/24 (m)	231,000	253,739
Morgan Stanley 2.500%, 4/21/21	1,000,000	1,006,316
5.000%, 11/24/25	300,000	337,694
3.125%, 7/27/26	800,000	824,267
4.350%, 9/8/26	891,000	973,080
Series J
(ICE LIBOR USD 3 Month + 3.81%), 5.550%, 7/15/20 (k)(y)	30,000	30,459
S&P Global, Inc. 4.400%, 2/15/26	316,000	350,994

See Notes to Financial Statements.

1453

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
UBS AG 2.450%, 12/1/20§		$900,000	$902,991
7.625%, 8/17/22		960,000	1,077,600
UBS Group AG 3.000%, 4/15/21§		1,000,000	1,011,770
(USD Swap Semi 5 Year + 4.34%), 7.000%, 1/31/24 (k)(y)§		200,000	218,910
4.125%, 9/24/25§		220,000	238,071

			19,150,330

Consumer Finance (1.0%)
AerCap Ireland Capital DAC 3.300%, 1/23/23		800,000	815,394
AGFC Capital Trust I
(ICE LIBOR USD 3 Month + 1.75%), 3.751%, 1/15/67 (k)§		1,070,000	553,332
American Express Co. 3.375%, 5/17/21		800,000	814,554
3.400%, 2/27/23		1,000,000	1,038,563
Series C
(ICE LIBOR USD 3 Month + 3.29%), 4.900%, 3/15/20 (k)(y)		125,000	125,625
Capital One Financial Corp. 3.300%, 10/30/24		398,000	413,615
Ford Motor Credit Co. LLC 2.459%, 3/27/20		800,000	799,992
2.425%, 6/12/20		800,000	798,480
3.200%, 1/15/21		1,700,000	1,707,650
4.063%, 11/1/24		200,000	203,458
General Motors Financial Co., Inc.
(ICE LIBOR USD 3 Month + 0.93%), 2.916%, 4/13/20 (k)		900,000	901,093
3.200%, 7/13/20		1,100,000	1,104,399
3.550%, 7/8/22		800,000	820,841
5.100%, 1/17/24		243,000	263,453
4.300%, 7/13/25		70,000	73,952
5.250%, 3/1/26		47,000	51,852
Harley-Davidson Financial Services, Inc.
2.150%, 2/26/20§		800,000	799,852
2.400%, 6/15/20§		600,000	600,278
3.550%, 5/21/21§		800,000	813,267
LeasePlan Corp. NV 2.875%, 10/24/24§		800,000	797,241
Navient Corp. 6.625%, 7/26/21		260,000	273,975
Park Aerospace Holdings Ltd. 4.500%, 3/15/23§		800,000	840,333
Springleaf Finance Corp. 6.125%, 5/15/22		700,000	753,375
Synchrony Financial 4.500%, 7/23/25		326,000	352,929

			15,717,503

Diversified Financial Services (0.3%)
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Class A
Series 2012-1 A 5.125%, 11/30/22§		239,191	245,478
GE Capital European Funding Unlimited Co. 2.250%, 7/20/20 (m)	EUR	600,000	681,100
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/25		$365,000	378,639
GE Capital UK Funding Unlimited Co.
5.125%, 5/24/23 (m)	GBP	600,000	877,739
JPMorgan Chase Bank NA
(ICE LIBOR USD 3 Month + 0.35%), 3.086%, 4/26/21 (k)		$700,000	702,387
NTT Finance Corp. 1.900%, 7/21/21 (m)		600,000	598,376
Private Export Funding Corp.
Series II 2.050%, 11/15/22		79,000	79,660
Synchrony Bank 3.650%, 5/24/21		1,000,000	1,021,300
Voya Financial, Inc.
(ICE LIBOR USD 3 Month + 3.58%), 5.650%, 5/15/53 (k)		91,000	96,005
Waha Aerospace BV 3.925%, 7/28/20§		111,500	111,500

			4,792,184

Insurance (0.3%)
Ambac LSNI LLC
(ICE LIBOR USD 3 Month + 5.00%, 6.00% Floor), 6.945%, 2/12/23 (k)§		1,227,211	1,247,153
Assurant, Inc. 4.200%, 9/27/23		1,000,000	1,040,850
Jackson National Life Global Funding 2.375%, 9/15/22§		900,000	899,400
MetLife Capital Trust IV 7.875%, 12/15/37§		192,000	252,480
Nationwide Mutual Insurance Co. 9.375%, 8/15/39§		100,000	170,112
New York Life Global Funding 1.950%, 2/11/20§		433,000	432,964

			4,042,959

Thrifts & Mortgage Finance (0.1%)
Nationwide Building Society
(ICE LIBOR USD 3 Month + 1.06%), 3.766%, 3/8/24 (k)§		1,000,000	1,034,511
4.000%, 9/14/26§		435,000	448,944

			1,483,455

Total Financials			106,618,807

See Notes to Financial Statements.

1454

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Health Care (0.8%)
Biotechnology (0.2%)
AbbVie, Inc. 2.900%, 11/6/22		$800,000	$817,214
2.950%, 11/21/26§		1,050,000	1,068,141
4.875%, 11/14/48		177,000	204,501
Biogen, Inc. 4.050%, 9/15/25		360,000	392,459
Gilead Sciences, Inc. 2.550%, 9/1/20		414,000	415,080

			2,897,395

Health Care Equipment & Supplies (0.0%)
Becton Dickinson and Co. 3.734%, 12/15/24		90,000	95,201
Zimmer Biomet Holdings, Inc. 2.700%, 4/1/20		171,000	171,120

			266,321

Health Care Providers & Services (0.2%)
Centene Corp. 4.250%, 12/15/27§		53,000	54,386
4.625%, 12/15/29§		60,000	63,006
Cigna Corp. 3.750%, 7/15/23		105,000	109,868
4.125%, 11/15/25		124,000	134,000
3.400%, 3/1/27§		318,000	330,175
4.375%, 10/15/28		165,000	183,969
CVS Health Corp. 3.700%, 3/9/23		900,000	936,532
4.100%, 3/25/25		205,000	220,597
4.300%, 3/25/28		205,000	224,023
3.250%, 8/15/29		88,000	89,616
HCA, Inc. 5.250%, 6/15/26		47,000	52,511
5.375%, 9/1/26		186,000	207,049

			2,605,732

Pharmaceuticals (0.4%)
Allergan Funding SCS 3.450%, 3/15/22		1,000,000	1,025,203
Bayer US Finance II LLC 3.875%, 12/15/23§		400,000	418,717
4.250%, 12/15/25§		1,000,000	1,076,167
Bristol-Myers Squibb Co. 2.875%, 2/19/21§		800,000	807,274
2.250%, 8/15/21§		900,000	904,548
Mylan NV 3.750%, 12/15/20		60,000	60,729
3.950%, 6/15/26		325,000	338,658
Shire Acquisitions Investments Ireland DAC 3.200%, 9/23/26		409,000	421,497
Takeda Pharmaceutical Co. Ltd. 4.400%, 11/26/23		390,000	420,499
Teva Pharmaceutical Finance Netherlands II BV 1.250%, 3/31/23 (m)	EUR	600,000	625,698
Zoetis, Inc. 3.450%, 11/13/20		$152,000	153,716

			6,252,706

Total Health Care			12,022,154

Industrials (1.0%)
Aerospace & Defense (0.1%)
Embraer Netherlands Finance BV 5.400%, 2/1/27		240,000	270,450
Rockwell Collins, Inc. 2.800%, 3/15/22		800,000	811,365
Textron, Inc. 3.875%, 3/1/25		100,000	106,019
TransDigm, Inc. 6.250%, 3/15/26§		127,000	137,390
United Technologies Corp. 3.950%, 8/16/25		301,000	327,863

			1,653,087

Airlines (0.1%)
Delta Air Lines, Inc. 2.600%, 12/4/20		950,000	948,461
3.625%, 3/15/22		800,000	818,267

			1,766,728

Building Products (0.1%)
Boral Finance Pty. Ltd. 3.000%, 11/1/22§		1,100,000	1,099,972
CRH America Finance, Inc. 4.500%, 4/4/48§		1,000,000	1,088,403

			2,188,375

Industrial Conglomerates (0.1%)
Alfa SAB de CV 5.250%, 3/25/24§		235,000	253,726
General Electric Co. 0.875%, 5/17/25	EUR	310,000	348,645

			602,371

Machinery (0.1%)
CNH Industrial Capital LLC 4.875%, 4/1/21		$600,000	619,667
3.875%, 10/15/21		500,000	514,838
Komatsu Finance America, Inc. 2.437%, 9/11/22 (m)		1,000,000	1,002,756

			2,137,261

Road & Rail (0.2%)
Lima Metro Line 2 Finance Ltd. 4.350%, 4/5/36§		200,000	211,313
Penske Truck Leasing Co. LP 3.200%, 7/15/20§		500,000	501,961
3.375%, 2/1/22§		800,000	815,054
4.875%, 7/11/22§		750,000	797,154
Rumo Luxembourg Sarl 5.875%, 1/18/25§		255,000	272,611

			2,598,093

Trading Companies & Distributors (0.2%)
Aircastle Ltd. 5.125%, 3/15/21		900,000	929,913
BOC Aviation Ltd. 2.750%, 9/18/22§		100,000	100,203
3.500%, 10/10/24§		700,000	719,728
International Lease Finance Corp. 5.875%, 8/15/22		500,000	544,728

See Notes to Financial Statements.

1455

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Mitsubishi Corp. 2.625%, 7/14/22 (m)	$800,000	$806,942

		3,101,514

Transportation Infrastructure (0.1%)
Adani Ports & Special Economic Zone Ltd.
3.950%, 1/19/22§	245,000	250,513
Central Nippon Expressway Co. Ltd.
(ICE LIBOR USD 3 Month + 1.00%), 2.914%, 5/28/21 (k)(m)	1,600,000	1,611,577

		1,862,090

Total Industrials		15,909,519

Information Technology (0.7%)
Communications Equipment (0.0%)
CommScope, Inc. 5.500%, 3/1/24§	82,000	85,421
6.000%, 3/1/26§	110,000	117,013

		202,434

Electronic Equipment, Instruments & Components (0.1%)
Arrow Electronics, Inc. 3.500%, 4/1/22	800,000	820,050

IT Services (0.1%)
Global Payments, Inc. 4.000%, 6/1/23	139,000	146,479
PayPal Holdings, Inc. 2.400%, 10/1/24	1,000,000	1,009,396

		1,155,875

Semiconductors & Semiconductor Equipment (0.3%)
Broadcom Corp. 3.625%, 1/15/24	64,000	66,280
3.875%, 1/15/27	1,089,000	1,129,936
Broadcom, Inc. 3.625%, 10/15/24§	930,000	964,520
4.250%, 4/15/26§	147,000	156,483
KLA Corp. 4.650%, 11/1/24	312,000	343,770
Lam Research Corp. 2.800%, 6/15/21	133,000	134,220
Microchip Technology, Inc. 3.922%, 6/1/21	900,000	919,913
Micron Technology, Inc. 4.975%, 2/6/26	899,000	997,441
NXP BV 4.625%, 6/15/22§	800,000	843,121

		5,555,684

Software (0.1%)
Oracle Corp. 1.900%, 9/15/21	1,000,000	1,000,795
VMware, Inc. 2.950%, 8/21/22	800,000	814,671

		1,815,466

Technology Hardware, Storage & Peripherals (0.1%)
Dell International LLC 4.420%, 6/15/21§	1,000,000	1,028,203
5.450%, 6/15/23§	860,000	935,303
6.020%, 6/15/26§	190,000	218,503
Seagate HDD Cayman 4.750%, 1/1/25	84,000	89,963

		2,271,972

Total Information Technology		11,821,481

Materials (0.3%)
Chemicals (0.3%)
Alpek SAB de CV 4.250%, 9/18/29§	200,000	204,000
Braskem Netherlands Finance BV 4.500%, 1/31/30§	420,000	418,950
DuPont de Nemours, Inc. 4.205%, 11/15/23	230,000	245,895
4.493%, 11/15/25	230,000	253,016
Eastman Chemical Co. 3.800%, 3/15/25	110,000	115,394
International Flavors & Fragrances, Inc. 3.400%, 9/25/20	800,000	807,583
LYB International Finance BV 4.000%, 7/15/23	345,000	363,710
Orbia Advance Corp. SAB de CV
4.875%, 9/19/22§	225,000	236,883
Syngenta Finance NV 3.698%, 4/24/20§	900,000	902,283
4.441%, 4/24/23§	700,000	731,133

		4,278,847

Construction Materials (0.0%)
Inversiones CMPC SA 4.375%, 5/15/23 (m)	205,000	212,688
4.375%, 4/4/27 (m)	201,000	211,929

		424,617

Metals & Mining (0.0%)
Glencore Funding LLC 4.125%, 5/30/23§	137,000	143,037
GUSAP III LP 4.250%, 1/21/30§	250,000	255,312

		398,349

Paper & Forest Products (0.0%)
Suzano Austria GmbH 6.000%, 1/15/29	243,000	274,666

Total Materials		5,376,479

Real Estate (1.1%)
Equity Real Estate Investment Trusts (REITs) (1.0%)
American Tower Corp. (REIT) 3.375%, 5/15/24	1,000,000	1,034,198
Boston Properties LP (REIT) 3.400%, 6/21/29	800,000	832,295
Brixmor Operating Partnership LP (REIT) 3.900%, 3/15/27	800,000	835,258
Crown Castle International Corp. (REIT) 2.250%, 9/1/21	500,000	501,163
4.875%, 4/15/22	656,000	696,097
3.700%, 6/15/26	800,000	844,973

See Notes to Financial Statements.

1456

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
EPR Properties (REIT) 4.500%, 4/1/25		$800,000	$839,255
GLP Capital LP (REIT) 5.250%, 6/1/25		600,000	657,114
Healthcare Trust of America Holdings LP (REIT) 3.500%, 8/1/26		800,000	833,314
Host Hotels & Resorts LP (REIT)
Series D 3.750%, 10/15/23		12,000	12,527
Kilroy Realty LP (REIT) 4.375%, 10/1/25		1,700,000	1,848,360
Mid-America Apartments LP (REIT) 3.600%, 6/1/27		800,000	846,767
Service Properties Trust (REIT) 4.950%, 10/1/29		800,000	806,594
Simon Property Group LP (REIT) 2.450%, 9/13/29		800,000	785,678
Spirit Realty LP (REIT) 3.400%, 1/15/30		800,000	803,125
UDR, Inc. (REIT) 3.200%, 1/15/30		800,000	813,837
VEREIT Operating Partnership LP (REIT) 4.625%, 11/1/25		800,000	868,148
Washington Prime Group LP (REIT) 6.450%, 8/15/24 (e)(x)		400,000	370,500
WEA Finance LLC (REIT) 3.250%, 10/5/20§		800,000	805,644
Welltower, Inc. (REIT) 4.000%, 6/1/25		230,000	247,119

			15,281,966

Real Estate Management & Development (0.1%)
Celulosa Arauco y Constitucion SA 4.200%, 1/29/30§		205,000	206,089
CPI Property Group SA 2.125%, 10/4/24 (m)	EUR	700,000	817,824
Tesco Property Finance 5 plc 5.661%, 10/13/41 (m)	GBP	490,640	841,048

			1,864,961

Total Real Estate			17,146,927

Utilities (0.8%)
Electric Utilities (0.7%)
Chugoku Electric Power Co., Inc. (The) 2.701%, 3/16/20 (m)		$800,000	800,328
Duke Energy Corp.
(ICE LIBOR USD 3 Month + 0.50%), 2.409%, 5/14/21 (k)§		800,000	802,157
3.050%, 8/15/22		600,000	614,922
3.750%, 4/15/24		600,000	635,833
Edison International 3.550%, 11/15/24 (x)		600,000	617,739
Electricite de France SA 2.350%, 10/13/20§		900,000	901,000
Enel Chile SA 4.875%, 6/12/28		226,000	251,001
Enel Finance International NV 4.250%, 9/14/23§		800,000	847,903
Entergy Arkansas LLC 3.750%, 2/15/21		1,530,000	1,551,793
NextEra Energy Capital Holdings, Inc. 2.900%, 4/1/22		900,000	916,919
1.950%, 9/1/22		800,000	799,390
Series H 3.342%, 9/1/20		1,000,000	1,008,574
Southern Co. (The) 2.350%, 7/1/21		1,000,000	1,004,862
Terraform Global Operating LLC
6.125%, 3/1/26§		70,000	72,800

			10,825,221

Gas Utilities (0.1%)
CenterPoint Energy Resources Corp.
3.550%, 4/1/23		800,000	829,006
SGSP Australia Assets Pty. Ltd. 3.300%, 4/9/23 (e)(m)		1,000,000	1,024,920

			1,853,926

Independent Power and Renewable Electricity Producers (0.0%)
Exelon Generation Co. LLC 2.950%, 1/15/20		259,000	259,074

Multi-Utilities (0.0%)
Berkshire Hathaway Energy Co. 6.125%, 4/1/36		229,000	312,763

Total Utilities			13,250,984

Total Corporate Bonds			230,406,704

Foreign Government Securities (1.3%)
Abu Dhabi Government Bond 2.125%, 9/30/24§		425,000	423,406
Arab Republic of Egypt
6.125%, 1/31/22§		210,000	218,138
Japan Bank for International Cooperation
2.375%, 7/21/22		800,000	808,495
Japan International Cooperation Agency
2.750%, 4/27/27		900,000	925,338
Japanese Government CPI Linked Bonds
0.100%, 3/10/27 TIPS	JPY	171,535,035	1,619,366
Kingdom of Jordan
2.578%, 6/30/22		$7,191,000	7,329,849
Kingdom of Spain
0.600%, 10/31/29 (m)	EUR	2,100,000	2,387,888
1.850%, 7/30/35 (m)		1,600,000	2,054,847
Provincia de Buenos Aires
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.75%), 44.063%, 4/12/25 (k)(m)(r)	ARS	240,000	1,690

See Notes to Financial Statements.

1457

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EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Republic of Argentina
(ARLLMONP + 0.00%), 81.781%, 6/21/20 (k)(r)	ARS	660,000	$5,633
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.00%), 52.564%, 4/3/22 (k)(r)		150,000	1,247
Republic of Panama
9.375%, 4/1/29		$190,000	289,928
Republic of South Africa
8.000%, 1/31/30	ZAR	19,273,730	1,283,202
State of Qatar
4.500%, 4/23/28§		$900,000	1,031,625
5.103%, 4/23/48§		800,000	1,028,000
Tokyo Metropolitan Government Bond
2.500%, 6/8/22§		1,400,000	1,414,586

Total Foreign Government Securities			20,823,238

Loan Participation (0.1%)
Financials (0.1%)
Consumer Finance (0.1%)
AerCap Delos fka Delos Finance
Sarl, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 3.695%, 10/6/23 (k)		2,100,000	2,106,750

Total Financials			2,106,750

Total Loan Participation			2,106,750

Mortgage-Backed Securities (11.6%)
FHLMC
4.150%, 11/1/31 (l)		2,514	2,635
5.500%, 1/1/35		55,528	62,341
5.500%, 7/1/35		39,024	43,553
4.000%, 7/1/44		423,625	453,876
4.000%, 2/1/46		553,895	593,968
4.000%, 7/1/48		155,803	162,645
4.000%, 8/1/48		548,023	580,822
4.000%, 9/1/48		551,498	575,715
4.500%, 10/1/48		496,920	532,011
4.000%, 11/1/48		219,963	233,197
4.500%, 11/1/48		1,129,498	1,209,611
5.000%, 11/1/48		328,881	357,142
4.000%, 12/1/48		400,153	424,102
FHLMC UMBS
3.500%, 9/1/49		804,220	843,003
3.500%, 10/1/49		790,624	826,618
3.500%, 11/1/49		298,881	312,079
FNMA
4.465%, 1/1/28 (l)		14,240	14,661
2.405%, 3/1/33 (l)		18,123	18,112
3.966%, 1/1/36 (l)		175,809	183,290
4.466%, 2/1/37 (l)		55,576	57,669
4.356%, 12/1/40 (l)		4,361	4,511
FNMA UMBS
9.000%, 8/1/26		662	733
2.500%, 5/1/30		13,501	13,681
2.500%, 8/1/31		473,193	479,357
2.500%, 11/1/31		803,605	813,321
2.500%, 12/1/31		262,430	265,603
2.500%, 1/1/32		600,290	607,172
2.500%, 2/1/32		24,327	24,606
5.500%, 4/1/33		50,064	55,762
5.500%, 7/1/33		49,734	55,392
5.500%, 4/1/34		26,385	29,448
5.500%, 5/1/34		18,673	20,841
5.500%, 11/1/34		77,634	86,896
5.500%, 2/1/35		285,032	318,544
4.500%, 8/1/35		18,886	20,399
5.000%, 10/1/35		22,853	25,164
5.000%, 7/1/36		27,033	29,763
4.500%, 7/1/37		7,965	8,607
4.500%, 8/1/37		9,734	10,527
4.500%, 4/1/38		72,755	79,023
4.500%, 2/1/39		346,269	376,328
4.500%, 3/1/39		380,260	413,270
4.500%, 4/1/39		210,771	229,067
4.500%, 5/1/39		3,702	4,024
4.500%, 6/1/39		34,941	37,974
4.500%, 7/1/39		361,000	392,338
5.000%, 12/1/39		74,186	81,788
4.500%, 1/1/40		40,832	44,377
4.000%, 12/1/40		254,277	272,507
4.500%, 3/1/41		13,645	14,813
4.500%, 5/1/41		3,737	4,056
4.500%, 7/1/41		3,224	3,495
3.500%, 2/1/42		132,055	139,290
4.500%, 9/1/42		128,217	139,347
3.500%, 11/1/42		1,356,554	1,430,875
4.500%, 11/1/42		50,701	55,102
3.500%, 1/1/43		212,427	224,131
3.500%, 4/1/43		819,612	865,014
4.000%, 10/1/43		981,796	1,050,037
3.000%, 5/1/45		118,191	121,222
3.000%, 8/1/45		907,049	929,457
3.500%, 9/1/47		805,083	835,604
3.500%, 11/1/47		565,879	587,333
3.500%, 12/1/47		1,054,577	1,094,558
3.500%, 2/1/48		2,551,660	2,646,004
3.500%, 3/1/48		1,874,490	1,966,057
3.500%, 4/1/48		1,687,480	1,763,583
3.500%, 5/1/48		1,323,582	1,388,237
4.000%, 8/1/48		358,786	380,024
4.000%, 9/1/48		690,685	731,570
4.500%, 9/1/48		1,441,456	1,542,262
4.000%, 12/1/48		381,441	404,020
4.000%, 6/1/49		829,174	880,588
3.500%, 10/1/49		1,671,725	1,742,158
3.500%, 11/1/49		603,134	629,958
FNMA/FHLMC UMBS, 30 Year, Single Family
3.500%, 1/25/50 TBA		34,645,000	35,643,750
3.000%, 2/25/50 TBA		20,000,000	20,275,000
3.500%, 2/25/50 TBA		19,800,000	20,366,157
4.000%, 2/25/50 TBA		19,700,000	20,501,851
GNMA
3.250%, 7/20/27 (l)		1,039	1,060
3.000%, 5/15/43		271,228	279,900
3.000%, 7/15/45		661,615	681,527
3.000%, 5/20/46		493,420	508,934

See Notes to Financial Statements.

1458

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
5.000%, 2/20/49	$2,924,879	$3,083,280
3.000%, 1/15/50 TBA	1,300,000	1,335,750
3.500%, 1/15/50 TBA	1,000,000	1,039,765
4.000%, 1/15/50 TBA	3,500,000	3,623,047
5.000%, 1/15/50 TBA	5,700,000	6,002,813
3.000%, 2/15/50 TBA	1,800,000	1,847,812
3.500%, 2/15/50 TBA	7,900,000	8,146,258
4.000%, 2/15/50 TBA	28,000,000	29,009,532

Total Mortgage-Backed Securities		186,203,304

Municipal Bonds (0.1%)
City Of Chicago General Obligation Bonds, Taxable
Series 2015 B 7.750%, 1/1/42	100,000	113,259
City of Chicago Taxable General Obligation Bonds,
Series 2008A 5.630%, 1/1/22	475,000	482,895
County of Los Angeles Public Works Financing Authority, Revenue Bonds,
Series 2010-B 5.841%, 8/1/21	255,000	270,435
Regents of the University of California Medical Center, Revenue Bonds,
Series 2010H 5.235%, 5/15/22	955,000	1,027,169

Total Municipal Bonds		1,893,758

U.S. Government Agency Securities (35.4%)
FFCB
2.230%, 4/5/21	4,000,000	4,039,247
2.540%, 4/5/21	50,000,000	50,546,285
2.700%, 8/27/21	4,300,000	4,376,101
2.850%, 9/20/21	3,500,000	3,571,470
3.000%, 10/19/21	5,000,000	5,121,844
1.950%, 11/2/21	5,450,000	5,476,890
2.550%, 3/1/22	4,370,000	4,447,184
FHLB
4.125%, 3/13/20	19,000	19,094
1.375%, 9/28/20	13,230,000	13,205,521
3.625%, 3/12/21	9,050,000	9,261,685
5.625%, 6/11/21	150,000	158,308
1.875%, 7/7/21	10,635,000	10,687,945
1.125%, 7/14/21	36,525,000	36,225,933
2.375%, 9/10/21	30,000,000	30,376,503
1.875%, 11/29/21	30,000,000	30,155,406
2.625%, 12/10/21	21,470,000	21,876,788
2.000%, 9/9/22	16,060,000	16,215,400
2.500%, 2/13/24	2,365,000	2,435,087
2.875%, 9/13/24	20,000,000	21,019,302
2.750%, 12/13/24	17,950,000	18,805,723
3.250%, 11/16/28	5,410,000	5,907,012
FHLMC
1.375%, 5/1/20	30,198,000	30,174,086
2.375%, 1/13/22	46,804,000	47,527,623
2.750%, 6/19/23 (x)	34,032,000	35,333,857
FNMA
1.625%, 1/21/20	2,831,000	2,831,033
1.500%, 7/30/20	23,405,000	23,386,550
2.875%, 10/30/20	5,167,000	5,217,603
1.500%, 11/30/20	10,455,000	10,441,113
1.375%, 2/26/21	40,097,000	39,968,028
2.500%, 4/13/21	11,000,000	11,113,937
2.750%, 6/22/21	2,327,000	2,364,823
2.875%, 9/12/23	18,290,000	19,056,137
2.500%, 2/5/24	3,545,000	3,649,513
1.875%, 9/24/26	16,816,000	16,777,757
Iraq Government AID Bond
2.149%, 1/18/22	7,460,000	7,545,226
NCUA Guaranteed Notes
3.450%, 6/12/21	20,000	20,415
Resolution Funding Corp.
(Zero Coupon), 7/15/20 STRIPS	4,157,000	4,117,886
Tennessee Valley Authority
3.875%, 2/15/21	818,000	837,193
1.875%, 8/15/22	850,000	855,749
Ukraine Government AID Bonds
1.471%, 9/29/21	11,300,000	11,252,087

Total U.S. Government Agency Securities		566,399,344

U.S. Treasury Obligations (42.3%)
U.S. Treasury Bonds
6.125%, 11/15/27	4,347,000	5,710,950
5.375%, 2/15/31	135,000	181,294
4.500%, 2/15/36	490,600	651,418
4.250%, 5/15/39	200,000	263,570
4.375%, 11/15/39	200,000	268,015
4.625%, 2/15/40	4,400,300	6,091,621
4.375%, 5/15/40	1,000,000	1,344,609
3.750%, 8/15/41	94,000	116,893
3.000%, 5/15/42	1,010,500	1,125,959
2.875%, 5/15/43	1,900,000	2,074,408
3.625%, 8/15/43	3,827,300	4,703,615
3.750%, 11/15/43	421,000	527,510
3.625%, 2/15/44	1,055,000	1,299,160
3.125%, 8/15/44 (z)	4,359,100	4,970,343
3.000%, 11/15/44	483,700	540,416
3.000%, 5/15/45	638,000	713,917
2.875%, 8/15/45	1,725,000	1,890,104
2.500%, 5/15/46	1,429,700	1,462,865
2.250%, 8/15/46	270,000	263,019
3.000%, 5/15/47 (z)	7,588,000	8,545,901
3.000%, 2/15/48	1,898,100	2,139,123
3.375%, 11/15/48	260,000	314,468
3.000%, 2/15/49	656,500	742,466
2.875%, 5/15/49 (z)	5,565,000	6,150,682
2.250%, 8/15/49	420,000	408,582
2.375%, 11/15/49	75,000	74,777
U.S. Treasury Inflation Linked Bonds
0.750%, 2/15/42 TIPS	1,708,350	1,775,525
1.375%, 2/15/44 TIPS	441,684	521,617
0.875%, 2/15/47 TIPS	959,481	1,030,721
1.000%, 2/15/48 TIPS	1,461,026	1,620,518
1.000%, 2/15/49 TIPS	1,840,842	2,049,144

See Notes to Financial Statements.

1459

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
U.S. Treasury Inflation Linked Notes
0.125%, 4/15/21 TIPS		$2,453,953	$2,448,263
0.125%, 7/15/22 TIPS		4,659,066	4,678,444
0.375%, 7/15/25 TIPS		2,146,289	2,189,338
0.625%, 1/15/26 TIPS		2,707,625	2,790,285
0.125%, 7/15/26 TIPS		1,267,397	1,271,674
0.375%, 7/15/27 TIPS		1,157,233	1,180,396
0.750%, 7/15/28 TIPS		9,278,241	9,762,546
0.875%, 1/15/29 TIPS		5,401,654	5,737,351
U.S. Treasury Notes
2.000%, 2/28/21 (v)		4,600,000	4,618,882
2.250%, 3/31/21#(z)		6,300,000	6,347,756
2.125%, 9/30/21 (z)		16,200,000	16,343,602
2.000%, 2/15/23		25,242,100	25,536,733
1.750%, 5/15/23		13,464,000	13,515,558
1.625%, 5/31/23		13,213,000	13,214,728
2.500%, 8/15/23		15,093,000	15,545,927
2.125%, 11/30/23		11,046,000	11,243,237
2.250%, 12/31/23		41,188,000	42,129,245
2.500%, 1/31/24		7,580,900	7,830,798
2.750%, 2/15/24		27,247,000	28,421,754
2.125%, 3/31/24		12,217,000	12,444,057
2.500%, 5/15/24		22,875,000	23,670,737
2.125%, 7/31/24 (z)		10,000,000	10,194,876
2.375%, 8/15/24		10,998,000	11,334,733
1.500%, 9/30/24		28,585,000	28,346,158
2.125%, 9/30/24		4,700,000	4,793,762
2.250%, 11/15/24		19,474,000	19,984,238
1.500%, 11/30/24		4,764,400	4,725,692
2.000%, 2/15/25		23,552,800	23,892,438
2.125%, 5/15/25		30,428,000	31,053,685
2.000%, 8/15/25		615,900	624,224
2.250%, 11/15/25		23,230,500	23,860,836
1.625%, 5/15/26		738,500	730,895
1.500%, 8/15/26		10,635,000	10,428,261
2.000%, 11/15/26		10,469,300	10,588,185
2.250%, 2/15/27		12,748,000	13,107,012
2.250%, 8/15/27		26,294,000	27,042,306
2.250%, 11/15/27		11,532,000	11,861,388
2.750%, 2/15/28		11,215,000	11,957,130
2.875%, 5/15/28		5,240,000	5,644,024
2.875%, 8/15/28		7,089,000	7,645,823
3.125%, 11/15/28		12,759,300	14,039,518
2.625%, 2/15/29		19,422,800	20,596,124
2.375%, 5/15/29		29,523,000	30,707,968
1.625%, 8/15/29		33,710,000	32,868,157
1.750%, 11/15/29		9,967,600	9,824,987

Total U.S. Treasury Obligations			676,346,941

Total Long-Term Debt Securities (110.9%) (Cost $1,737,876,969)			1,774,834,141

	Number of Shares		Value (Note 1)
COMMON STOCKS:
Consumer Staples (0.0%)
Beverages (0.0%)
Crimson Wine Group Ltd.*		2	15

Total Consumer Staples			15

Financials (0.0%)
Diversified Financial Services (0.0%)
Jefferies Financial Group, Inc.		29	620

Total Financials			620

Total Common Stocks (0.0%) (Cost $—)			635

	Principal Amount		Value (Note 1)
SHORT-TERM INVESTMENTS:
Certificate of Deposit (0.1%)
Barclays Bank plc
(ICE LIBOR USD 3 Month + 0.45%), 2.37%, 10/15/20 (k)		$900,000	899,969

Foreign Government Treasury Bills (0.3%)
Argentina Treasury Bills
423.43%, 2/26/20 (p)(r)	ARS	700,000	6,999
223.39%, 5/13/20 (p)(r)		250,000	2,280
Japan Treasury Bills
1.26%, 1/20/20 (p)	JPY	84,000,000	772,555
0.43%, 2/17/20 (p)		184,150,000	1,693,852
0.21%, 3/16/20 (p)		280,900,000	2,584,095

Total Foreign Government Treasury Bills			5,059,781

Repurchase Agreements (0.1%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $909,048, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $927,142. (xx)		$908,963	908,963
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $100,009, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $102,000. (xx)		100,000	100,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $100,015, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $102,001. (xx)		100,000	100,000

See Notes to Financial Statements.

1460

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $200,062, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $204,000. (xx)	$200,000	$200,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $100,010, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $108,889. (xx)	100,000	100,000

Total Repurchase Agreements		1,408,963

U.S. Treasury Obligations (0.0%)
U.S. Treasury Bills
1.36%, 1/21/20 (p)	500,000	499,604

Total Short-Term Investments (0.5%) (Cost $7,875,943)		7,868,317

	Number of Contracts	Value (Note 1)
OPTIONS PURCHASED:
Call Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
U.S. Treasury 30 Year Bond 02/21/2020 at USD 194.00, American Style Notional Amount: USD 500,000 Exchange Traded*	5	—
U.S. Treasury 30 Year Bond 02/21/2020 at USD 200.00, American Style Notional Amount: USD 300,000 Exchange Traded*	3	—
U.S. Treasury 30 Year Bond 02/21/2020 at USD 195.00, American Style Notional Amount: USD 10,800,000 Exchange Traded*	108	—

		—

Put Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
Euro-Bund 02/21/2020 at EUR 157.00, American Style Notional Amount: EUR 1,700,000 Exchange Traded*	17	191
U.S. Treasury 10 Year Note 02/21/2020 at USD 119.00, American Style Notional Amount: USD 100,000 Exchange Traded*	1	—
U.S. Treasury 10 Year Note 02/21/2020 at USD 117.50, American Style Notional Amount: USD 15,500,000 Exchange Traded*	155	—
U.S. Treasury 10 Year Note 02/21/2020 at USD 118.50, American Style Notional Amount: USD 600,000 Exchange Traded*	6	—
U.S. Treasury 5 Year Note 02/21/2020 at USD 113.00, American Style Notional Amount: USD 100,000 Exchange Traded*	1	—
U.S. Treasury 5 Year Note 02/21/2020 at USD 112.50, American Style Notional Amount: USD 6,100,000 Exchange Traded*	61	—
U.S. Treasury 5 Year Note 02/21/2020 at USD 113.50, American Style Notional Amount: USD 4,300,000 Exchange Traded*	43	—
U.S. Treasury 5 Year Note 02/21/2020 at USD 110.00, American Style Notional Amount: USD 11,200,000 Exchange Traded*	112	—
U.S. Treasury 5 Year Note 02/21/2020 at USD 111.00, American Style Notional Amount: USD 13,900,000 Exchange Traded*	139	—
U.S. Treasury 5 Year Note 02/21/2020 at USD 112.00, American Style Notional Amount: USD 5,000,000 Exchange Traded*	50	—
U.S. Treasury 5 Year Note 02/21/2020 at USD 110.75, American Style Notional Amount: USD 9,600,000 Exchange Traded*	96	—

		191

Total Options Purchased (0.0%) (Cost $6,908)		191

Total Investments in Securities (111.4%) (Cost $1,745,759,820)		1,782,703,284
Other Assets Less Liabilities (-11.4%)		(182,058,785)

Net Assets (100%)		$1,600,644,499

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2019, the market value of these securities amounted to $127,141,708 or 7.9% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $517,896.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2019. Maturity date disclosed is the ultimate maturity date.
(h)

Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $21,904,465 or 1.4% of net assets.

(p)	Yield to maturity.
(r)	Value determined using significant unobservable inputs.
(v)	All, or a portion of security held by broker as collateral for forward foreign currency contracts, with a total collateral value of $288,178.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $2,417,881. This was collateralized by $1,060,490 of various U.S. Government Treasury Securities, ranging from 0.000% - 1.625%, maturing 5/15/20 - 2/15/42 and by cash of $1,408,963 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2019.

(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

ARLLMONP	—	Argentina Blended Policy Rate
ARM	—	Adjustable Rate Mortgage
ARS	—	Argentine Peso
AUD	—	Australian Dollar
CLO	—	Collateralized Loan Obligation
CPI	—	Consumer Price Index
EUR	—	European Currency Unit
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GBP	—	British Pound
GNMA	—	Government National Mortgage Association
ICE	—	Intercontinental Exchange
IO	—	Interest Only
JPY	—	Japanese Yen
LIBOR	—	London Interbank Offered Rate
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NCUA	—	National Credit Union Administration
PIK	—	Payment-in Kind Security
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security
UMBS	—	Uniform Mortgage-Backed Securities
USD	—	United States Dollar
ZAR	—	South African Rand

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-BTP	161	3/2020	EUR	25,727,378	(247,447)
Euro-Bund	133	3/2020	EUR	25,434,738	(378,964)
U.S. Treasury 2 Year Note	30	3/2020	USD	6,465,000	(1,342)
U.S. Treasury 5 Year Note	562	3/2020	USD	66,658,469	(211,215)
U.S. Treasury 10 Year Note	157	3/2020	USD	20,162,234	(176,314)
U.S. Treasury 10 Year Ultra Note	20	3/2020	USD	2,814,062	(35,215)
U.S. Treasury Ultra Bond	21	3/2020	USD	3,814,781	(96,195)

					(1,146,692)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
Euro-Bobl	(34)	3/2020	EUR	(5,096,354)	14,656
Euro-OAT	(29)	3/2020	EUR	(5,294,794)	65,828
Euro-Schatz	(80)	3/2020	EUR	(10,041,907)	9,070
Japan 10 Year Bond	(11)	3/2020	JPY	(15,406,378)	1,473
Japan 10 Year Bond Mini	(12)	3/2020	JPY	(1,677,935)	1,000
Long Gilt	(125)	3/2020	GBP	(21,753,243)	114,852
U.S. Treasury Long Bond	(120)	3/2020	USD	(18,708,750)	433,895
3 Month Euro Euribor	(64)	9/2020	EUR	(18,014,502)	53,313
3 Month Euro Euribor	(69)	12/2020	EUR	(19,419,950)	58,703

					752,790

					(393,902)

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	557,000	USD	618,726	Barclays Bank plc	1/10/2020	6,334
EUR	501,000	USD	559,258	JPMorgan Chase Bank	1/10/2020	2,960
EUR	4,764	USD	5,297	JPMorgan Chase Bank	1/16/2020	51
MXN	7,710,000	USD	382,811	Goldman Sachs Bank USA	1/28/2020	23,369
USD	1,840,632	JPY	198,770,132	Barclays Bank plc	1/30/2020	8,462
USD	5,043,084	JPY	545,000,000	Citibank NA	1/30/2020	19,532
GBP	298,000	USD	388,221	Barclays Bank plc	2/14/2020	6,983

Total unrealized appreciation						67,691

USD	1,684,530	AUD	2,481,000	Bank of America	1/10/2020	(56,822)
USD	685,514	EUR	617,000	Bank of America	1/10/2020	(6,878)
USD	9,693,454	EUR	8,773,000	Barclays Bank plc	1/10/2020	(151,518)
USD	542,972	EUR	491,085	JPMorgan Chase Bank	1/16/2020	(8,332)
USD	396,674	MXN	7,653,000	Goldman Sachs Bank USA	1/22/2020	(6,905)
USD	222,159	ZAR	3,265,350	JPMorgan Chase Bank	1/23/2020	(10,350)
USD	971,474	ZAR	14,484,435	Morgan Stanley	1/23/2020	(59,887)
JPY	9,294,690	USD	85,956	JPMorgan Chase Bank	1/30/2020	(282)
JPY	10,798,989	USD	99,723	JPMorgan Chase Bank	1/30/2020	(183)
JPY	1,371,000,000	USD	12,695,902	Bank of America	2/14/2020	(47,950)
USD	11,175,528	GBP	8,676,000	Bank of America	2/14/2020	(330,478)
USD	283,766	MYR	1,188,496	Barclays Bank plc**	3/18/2020	(6,297)

Total unrealized depreciation						(685,882)

Net unrealized depreciation						(618,191)

**	Non-deliverable forward.

Written Call Options Contracts as of December 31, 2019 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price		Expiration Date	Value ($)
U.S. Treasury 10 Year Note	Exchange Traded	28	USD(2,800,000)	USD	130.00	1/24/2020	(2,188)

Total Written Options Contracts (Premiums Received ($8,715))							(2,188)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Assets:
Asset-Backed Securities	$—	$27,554,431	$—	$27,554,431
Collateralized Mortgage Obligations	—	27,218,417	—	27,218,417
Commercial Mortgage-Backed Securities	—	35,881,254	—	35,881,254
Common Stocks
Consumer Staples	15	—	—	15
Financials	620	—	—	620
Corporate Bonds
Communication Services	—	15,527,645	—	15,527,645
Consumer Discretionary	—	7,662,534	—	7,662,534
Consumer Staples	—	12,013,071	—	12,013,071
Energy	—	13,057,103	—	13,057,103
Financials	—	106,294,636	324,171	106,618,807
Health Care	—	12,022,154	—	12,022,154
Industrials	—	15,909,519	—	15,909,519
Information Technology	—	11,821,481	—	11,821,481
Materials	—	5,376,479	—	5,376,479
Real Estate	—	17,146,927	—	17,146,927
Utilities	—	13,250,984	—	13,250,984
Foreign Government Securities	—	20,814,668	8,570	20,823,238
Forward Currency Contracts	—	67,691	—	67,691
Futures	752,790	—	—	752,790
Loan Participations
Financials	—	2,106,750	—	2,106,750
Mortgage-Backed Securities	—	186,203,304	—	186,203,304
Municipal Bonds	—	1,893,758	—	1,893,758
Options Purchased
Call Options Purchased	— (b)	—	—	— (b)
Put Options Purchased	191	—	—	191
Short-Term Investments
Certificate of Deposit	—	899,969	—	899,969
Foreign Government Treasury Bills	—	5,050,502	9,279	5,059,781
Repurchase Agreements	—	1,408,963	—	1,408,963
U.S. Treasury Obligations	—	499,604	—	499,604
U.S. Government Agency Securities	—	566,399,344	—	566,399,344
U.S. Treasury Obligations	—	676,346,941	—	676,346,941

Total Assets	$753,616	$1,782,428,129	$342,020	$1,783,523,765

Liabilities:
Forward Currency Contracts	$—	$(685,882)	$—	$(685,882)
Futures	(1,146,692)	—	—	(1,146,692)
Options Written
Call Options Written	(2,188)	—	—	(2,188)

Total Liabilities	$(1,148,880)	$(685,882)	$—	$(1,834,762)

Total	$(395,264)	$1,781,742,247	$342,020	$1,781,689,003

(a)	A security with a market value of $5,633 transferred from Level 2 to Level 3 at the end of the period due to liquidity discount.
(b)	Value is zero.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets — Unrealized appreciation	$752,981	*
Foreign exchange contracts	Receivables	67,691

Total		$820,672

	Liability Derivatives
Interest rate contracts	Payables, Net assets — Unrealized depreciation	$(1,148,880	)*
Foreign exchange contracts	Payables	(685,882)

Total		$(1,834,762)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$376,043	$(1,588,439)	$—	$(1,212,396)
Foreign exchange contracts	—	—	163,232	163,232

Total	$376,043	$(1,588,439)	$163,232	$(1,049,164)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$5,674	$1,251,984	$—	$1,257,658
Foreign exchange contracts	—	—	(267,083)	(267,083)

Total	$5,674	$1,251,984	$(267,083)	$990,575

^ This Portfolio held forward foreign currency contracts, futures contracts and option contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $77,733,000 and option contracts and futures contracts with an average notional balance of approximately $4,000 and $317,134,000 respectively, during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc	$21,779	$(21,779)	$—	$—
Citibank NA	19,532	—	—	19,532
Goldman Sachs Bank USA	23,369	(6,905)	—	16,464
JPMorgan Chase Bank	3,011	(3,011)	—	—

Total	$67,691	$(31,695)	$—	$35,996

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$442,128	$—	$(288,178)	$153,950
Barclays Bank plc	157,815	(21,779)	—	136,036
Goldman Sachs Bank USA	6,905	(6,905)	—	—
JPMorgan Chase Bank	19,147	(3,011)	—	16,136
Morgan Stanley	59,887	—	—	59,887

Total	$685,882	$(31,695)	$(288,178)	$366,009

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
Barclays Capital, Inc.	2.00%	11/26/2019	1/27/2020	$(4,853,375)	$(4,848,707)
Barclays Capital, Inc.	2.00	11/26/2019	1/27/2020	(3,027,375)	(3,024,572)
Barclays Capital, Inc.	2.10	12/13/2019	1/27/2020	(10,168,750)	(10,169,606)
Barclays Capital, Inc.	2.05	12/30/2019	1/2/2020	(4,334,938)	(4,334,905)
Barclays Capital, Inc.	2.05	12/30/2019	1/2/2020	(8,173,406)	(8,173,401)
BNP Paribas SA	2.02	12/9/2019	3/6/2020	(6,081,750)	(6,074,385)

					$(36,625,576)

(1)	The average amount of borrowings while outstanding for 365 days during the year ended December 31, 2019, was approximately $24,778,000 at a weighted average interest rate of 2.27%.
(2)	Payable for sale-buyback transactions includes $(14,018) of deferred price drop on sale-buyback transactions.

	December 31, 2019
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$7,873,279	$6,074,385	$—	$13,947,664
U.S. Treasury Notes	—	22,677,912	—	—	22,677,912

Total Borrowings	$—	$30,551,191	$6,074,385	$—	$36,625,576

Gross amount of recognized liabilities for sale-buybacks					$36,625,576

The following is a summary by counterparty of sale-buyback transactions and collateral (received)/pledged as of December 31, 2019:

Counterparty	Payable for Sale-Buyback Transactions	Collateral Pledged (Sale-buyback positions)	Cash Collateral (Received)/ Pledged	Net Exposure (3)
Barclays Capital, Inc.	$(30,551,191)	$30,302,404	$—	$(248,787)
BNP Paribas SA	(6,074,385)	5,968,317	—	(106,068)

	(36,625,576)	36,270,721	—	(354,855)

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,695,308,256
Long-term U.S. government debt securities	492,854,534

$3,188,162,790

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,613,569,827
Long-term U.S. government debt securities	564,469,573

$3,178,039,400

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$40,767,601
Aggregate gross unrealized depreciation	(7,434,446)

Net unrealized appreciation	$33,333,155

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,748,355,848

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,744,350,857)	$1,781,294,321
Repurchase Agreements (Cost $1,408,963)	1,408,963
Foreign cash (Cost $1,079,363)	1,056,881
Cash held as collateral at broker for futures	1,347,911
Receivable for forward settling transactions	109,383,811
Receivable for securities sold	12,348,230
Dividends, interest and other receivables	9,038,135
Receivable for Portfolio shares sold	611,426
Unrealized appreciation on forward foreign currency contracts	67,691
Due from broker for futures variation margin	20,908
Securities lending income receivable	730
Other assets	6,671

Total assets	1,916,585,678

LIABILITIES
Overdraft payable	2,067,490
Payable for forward settling transactions	256,967,225
Payable for sale-buyback financing transactions	36,625,576
Payable for securities purchased	14,544,165
Payable for Portfolio shares redeemed	2,540,193
Payable for return of collateral on securities loaned	1,408,963
Unrealized depreciation on forward foreign currency contracts	685,882
Investment management fees payable	540,966
Distribution fees payable – Class IB	193,863
Administrative fees payable	167,703
Distribution fees payable – Class IA	38,794
Options written, at value (Premiums received $8,715)	2,188
Trustees’ fees payable	2,116
Accrued expenses	156,055

Total liabilities	315,941,179

NET ASSETS	$1,600,644,499

Net assets were comprised of:
Paid in capital	$1,578,945,062
Total distributable earnings (loss)	21,699,437

Net assets	$1,600,644,499

Class IA
Net asset value, offering and redemption price per share, $182,841,580 / 21,080,602 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.67

Class IB
Net asset value, offering and redemption price per share, $907,885,378 / 105,101,453 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.64

Class K
Net asset value, offering and redemption price per share, $509,917,541 / 58,812,162 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.67

(x)	Includes value of securities on loan of $2,417,881.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest	$41,623,131
Dividends	7,744
Securities lending (net)	22,135

Total income	41,653,010

EXPENSES
Investment management fees	6,286,409
Distribution fees – Class IB	2,330,096
Administrative fees	1,978,713
Interest expense	521,756
Distribution fees – Class IA	457,302
Custodian fees	201,000
Printing and mailing expenses	116,495
Professional fees	113,878
Trustees’ fees	51,507
Miscellaneous	59,085

Total expenses	12,116,241

NET INVESTMENT INCOME (LOSS)	29,536,769

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	11,279,781
Futures contracts	(1,588,439)
Forward foreign currency contracts	163,232
Foreign currency transactions	(16,296)
Options written	419,991
Securities sold short	(58,396)

Net realized gain (loss)	10,199,873

Change in unrealized appreciation (depreciation) on:
Investments in securities	48,978,620
Futures contracts	1,251,984
Forward foreign currency contracts	(267,083)
Foreign currency translations	(67,807)
Options written	6,527

Net change in unrealized appreciation (depreciation)	49,902,241

NET REALIZED AND UNREALIZED GAIN (LOSS)	60,102,114

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,638,883

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$29,536,769	$26,599,200
Net realized gain (loss)	10,199,873	(15,775,852)
Net change in unrealized appreciation (depreciation)	49,902,241	(10,713,054)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	89,638,883	110,294

Distributions to shareholders:
Class IA	(2,855,382)	(3,151,158)
Class IB	(14,343,561)	(16,566,658)
Class K	(9,206,443)	(7,570,370)

Total distributions to shareholders	(26,405,386)	(27,288,186)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 759,305 and 2,055,167 shares, respectively ]	6,472,144	17,138,683
Capital shares issued in reinvestment of dividends [ 328,835 and 381,377 shares, respectively ]	2,855,382	3,151,158
Capital shares repurchased [ (1,688,614) and (5,406,954) shares, respectively ]	(14,485,517)	(45,057,090)

Total Class IA transactions	(5,157,991)	(24,767,249)

Class IB
Capital shares sold [ 7,999,835 and 6,880,587 shares, respectively ]	68,966,468	57,267,388
Capital shares issued in reinvestment of dividends [ 1,658,594 and 2,013,083 shares, respectively ]	14,343,561	16,566,658
Capital shares repurchased [ (19,968,395) and (19,345,819) shares, respectively ]	(171,202,912)	(160,981,399)

Total Class IB transactions	(87,892,883)	(87,147,353)

Class K
Capital shares sold [ 16,294,663 and 5,929,713 shares, respectively ]	137,353,176	49,852,084
Capital shares issued in reinvestment of dividends [ 1,060,762 and 916,717 shares, respectively ]	9,206,443	7,570,370
Capital shares repurchased [ (4,679,335) and (9,427,342) shares, respectively ]	(40,380,557)	(78,772,752)

Total Class K transactions	106,179,062	(21,350,298)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	13,128,188	(133,264,900)

TOTAL INCREASE (DECREASE) IN NET ASSETS	76,361,685	(160,442,792)
NET ASSETS:
Beginning of year	1,524,282,814	1,684,725,606

End of year	$1,600,644,499	$1,524,282,814

See Notes to Financial Statements.

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EQ/QUALITY BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.34	$8.48	$8.46	$8.47	$8.54

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.13	0.09	0.09	0.07
Net realized and unrealized gain (loss)	0.32	(0.12)	0.03	— #	(0.05)

Total from investment operations	0.47	0.01	0.12	0.09	0.02

Less distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.10)	(0.10)	(0.09)

Net asset value, end of year	$8.67	$8.34	$8.48	$8.46	$8.47

Total return	5.60%	0.08%	1.45%	1.09%	0.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$182,842	$180,841	$208,996	$143,640	$152,879
Ratio of expenses to average net assets (f)	0.83%	0.84%	0.80%	0.81%	0.81%
Ratio of net investment income (loss) to average net assets (f)	1.76%	1.58%	1.11%	1.04%	0.87%
Portfolio turnover rate^	181%	204%	184%	129%	120%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.31	$8.44	$8.43	$8.43	$8.51

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.13	0.09	0.09	0.07
Net realized and unrealized gain (loss)	0.32	(0.11)	0.02	0.01	(0.06)

Total from investment operations	0.47	0.02	0.11	0.10	0.01

Less distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.10)	(0.10)	(0.09)

Net asset value, end of year	$8.64	$8.31	$8.44	$8.43	$8.43

Total return	5.62%	0.20%	1.34%	1.20%	0.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$907,886	$958,785	$1,062,882	$1,137,174	$1,269,949
Ratio of expenses to average net assets (f)	0.83%	0.84%	0.80%	0.81%	0.81%
Ratio of net investment income (loss) to average net assets (f)	1.76%	1.58%	1.11%	1.04%	0.87%
Portfolio turnover rate^	181%	204%	184%	129%	120%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.34	$8.47	$8.46	$8.46	$8.54

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.15	0.12	0.11	0.10
Net realized and unrealized gain (loss)	0.32	(0.11)	0.01	0.01	(0.06)

Total from investment operations	0.49	0.04	0.13	0.12	0.04

Less distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.12)	(0.12)	(0.12)

Net asset value, end of year	$8.67	$8.34	$8.47	$8.46	$8.46

Total return	5.86%	0.45%	1.59%	1.46%	0.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$509,918	$384,658	$412,848	$328,949	$307,098
Ratio of expenses to average net assets (f)	0.58%	0.59%	0.55%	0.56%	0.55%
Ratio of net investment income (loss) to average net assets (f)	2.01%	1.83%	1.36%	1.30%	1.15%
Portfolio turnover rate^	181%	204%	184%	129%	120%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1471

EQ/SCIENCE AND TECHNOLOGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management (Effective November 29, 2019 MFS Investment Management replaced Ivy Investment Management Company as sub-adviser to the Portfolio).

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	46.68%	24.17%
85% MSCI ACWI Information Technology (Net) Index/15% MSCI ACWI Health Care (Net) Index	43.13	24.35
S&P North American Technology Sector Index	42.68	23.00

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 46.68% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the 85% MSCI ACWI Information Technology (Net) Index/15% MSCI ACWI Health Care (Net) Index and the S&P North American Technology Sector Index, which returned 43.13% and 42.68%, respectively.

Portfolio Highlights

What helped performance during the year:

•

An allocation to the technology hardware storage & peripherals industry was a primary contributor to performance relative to the benchmark. Within this industry, a position in Universal Display Corp., which is not a component of the benchmark, helped relative returns. Universal Display is a developer and manufacturer of organic light emitting diodes (OLED) technologies and materials as well as provider of services to the display and lighting industries.

•

An underweight allocation to the Semiconductors & Semiconductor Equipment industry was another contributor to performance relative to the benchmark. Within this industry, positions in Cypress Semiconductor Corp. and ASML Holding NV added to relative returns.

•	Underweight positioning in the communications equipment and software industries also aided relative performance.

What hurt performance during the year:

•

An underweight allocation to the technology hardware storage & peripherals industry was a primary detractor from performance relative to the benchmark. Within this industry, an underweight position in computer and personal electronics maker Apple, Inc. held back relative returns.

•

An overweight allocation to the biotech industry detracted from performance relative to the benchmark. Within this industry, overweights to Sarapta Therapeutics, Inc. and Ionis Pharmaceuticals, Inc. held back relative returns.

•	An interactive media & services industry overweight detracted as well, including overweighting Google parent Alphabet, Inc.

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EQ/SCIENCE AND TECHNOLOGY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	59.4%
Communication Services	18.6
Consumer Discretionary	11.5
Industrials	5.4
Health Care	1.9
Financials	1.1
Cash and Other	2.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,108.00	$6.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.42	5.84

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.15%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (18.6%)
Entertainment (2.1%)
Electronic Arts, Inc.*	31,010	$3,333,885
Netflix, Inc.*	1,181	382,136

		3,716,021

Interactive Media & Services (15.6%)
Alphabet, Inc., Class A*	11,784	15,783,372
Facebook, Inc., Class A*	57,936	11,891,364

		27,674,736

Media (0.9%)
Altice USA, Inc., Class A*	16,148	441,486
Charter Communications, Inc., Class A*	2,617	1,269,455

		1,710,941

Total Communication Services		33,101,698

Consumer Discretionary (11.5%)
Diversified Consumer Services (0.7%)
Grand Canyon Education, Inc.*	11,711	1,121,797

Internet & Direct Marketing Retail (10.8%)
Alibaba Group Holding Ltd. (ADR)*	8,979	1,904,446
Amazon.com, Inc.*	8,928	16,497,515
Chewy, Inc., Class A*	28,084	814,436

		19,216,397

Total Consumer Discretionary		20,338,194

Financials (1.1%)
Capital Markets (1.1%)
Nasdaq, Inc.	11,473	1,228,759
Tradeweb Markets, Inc., Class A	17,075	791,426

Total Financials		2,020,185

Health Care (1.9%)
Health Care Providers & Services (0.7%)
Guardant Health, Inc.*	16,040	1,253,366

Life Sciences Tools & Services (1.2%)
Bio-Techne Corp.	5,144	1,129,159
Illumina, Inc.*	2,939	974,984

		2,104,143

Total Health Care		3,357,509

Industrials (5.4%)
Aerospace & Defense (1.3%)
L3Harris Technologies, Inc.	7,395	1,463,248
Northrop Grumman Corp.	2,570	884,003

		2,347,251

Professional Services (3.2%)
Clarivate Analytics plc*	60,002	1,008,034
Equifax, Inc.	1,876	262,865
IHS Markit Ltd.*	21,729	1,637,280
TransUnion	14,583	1,248,451
Verisk Analytics, Inc.	7,027	1,049,412
Wolters Kluwer NV	5,710	416,447

		5,622,489

Road & Rail (0.9%)
Uber Technologies, Inc.*	53,701	1,597,068

Total Industrials		9,566,808

Information Technology (59.4%)
Electronic Equipment, Instruments & Components (1.0%)
Amphenol Corp., Class A	16,041	1,736,117
FLIR Systems, Inc.	1,678	87,374

		1,823,491

IT Services (25.7%)
Black Knight, Inc.*	12,236	788,977
DXC Technology Co.	2,943	110,627
Endava plc (ADR)*	49,730	2,317,418
EPAM Systems, Inc.*	3,882	823,605
Fidelity National Information Services, Inc.	30,145	4,192,868
Fiserv, Inc.*	49,131	5,681,018
FleetCor Technologies, Inc.*	4,333	1,246,691
Global Payments, Inc.	33,721	6,156,106
GoDaddy, Inc., Class A*	23,159	1,572,959
Mastercard, Inc., Class A	26,572	7,934,133
PayPal Holdings, Inc.*	33,482	3,621,748
Square, Inc., Class A*	22,085	1,381,638
Visa, Inc., Class A	46,863	8,805,558
Wix.com Ltd.*	8,464	1,035,824

		45,669,170

Semiconductors & Semiconductor Equipment (4.8%)
Applied Materials, Inc.	47,704	2,911,852
Marvell Technology Group Ltd.	53,043	1,408,822
Microchip Technology, Inc.	34,241	3,585,718
NXP Semiconductors NV	4,377	557,017
Silicon Laboratories, Inc.*	832	96,495

		8,559,904

Software (24.8%)
Adobe, Inc.*	21,635	7,135,439
Autodesk, Inc.*	11,657	2,138,593
Blue Prism Group plc*	34,445	516,941
Constellation Software, Inc.	1,635	1,587,922
Descartes Systems Group, Inc. (The)*	24,462	1,045,505
DocuSign, Inc.*	12,230	906,365
Freee KK*	5,300	157,310
HubSpot, Inc.*	10,107	1,601,960
Linx SA	57,900	511,107
Microsoft Corp.	86,962	13,713,907
Pluralsight, Inc., Class A*	48,721	838,489
Q2 Holdings, Inc.*	9,989	809,908
Rakus Co. Ltd.	51,600	950,270
RingCentral, Inc., Class A*	9,114	1,537,258
salesforce.com, Inc.*	43,754	7,116,151
ServiceNow, Inc.*	7,068	1,995,438
Workday, Inc., Class A*	3,596	591,362
Zendesk, Inc.*	12,669	970,826

		44,124,751

See Notes to Financial Statements.

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EQ/SCIENCE AND TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Technology Hardware, Storage & Peripherals (3.1%)
Apple, Inc.	18,439	$5,414,612

Total Information Technology		105,591,928

Total Investments in Securities (97.9%) (Cost $159,435,157)		173,976,322
Other Assets Less Liabilities (2.1%)		3,677,536

Net Assets (100%)		$177,653,858

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$33,101,698	$—	$—	$33,101,698
Consumer Discretionary	20,338,194	—	—	20,338,194
Financials	2,020,185	—	—	2,020,185
Health Care	3,357,509	—	—	3,357,509
Industrials	9,150,361	416,447	—	9,566,808
Information Technology	103,967,407	1,624,521	—	105,591,928

Total Assets	$171,935,354	$2,040,968	$—	$173,976,322

Total Liabilities	$—	$—	$—	$—

Total	$171,935,354	$2,040,968	$—	$173,976,322

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Total
Equity contracts	$597,170	$597,170

Total	$597,170	$597,170

^ This Portfolio held option contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held option contracts with an average notional balance of approximately $528,000 for five months during the year ended December 31, 2019.

See Notes to Financial Statements.

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EQ/SCIENCE AND TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$175,093,081
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$177,855,015

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,957,090
Aggregate gross unrealized depreciation	(448,702)

Net unrealized appreciation	$14,508,388

Federal income tax cost of investments in securities and derivative instruments, if applicable	$159,467,934

For the year ended December 31, 2019, the Portfolio incurred approximately $938 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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EQ/SCIENCE AND TECHNOLOGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $159,435,157)	$173,976,322
Cash	4,177,428
Receivable for Portfolio shares sold	98,024
Dividends, interest and other receivables	10,863
Other assets	827

Total assets	178,263,464

LIABILITIES
Payable for Portfolio shares redeemed	340,542
Investment management fees payable	94,927
Payable for securities purchased	67,154
Distribution fees payable – Class IB	37,021
Administrative fees payable	14,128
Accrued expenses	55,834

Total liabilities	609,606

NET ASSETS	$177,653,858

Net assets were comprised of:
Paid in capital	$140,077,898
Total distributable earnings (loss)	37,575,960

Net assets	$177,653,858

Class IB
Net asset value, offering and redemption price per share, $177,653,858 / 4,830,063 shares outstanding (unlimited amount authorized: $0.01 par value)	$36.78

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $2,623 foreign withholding tax)	$875,983
Interest	113,436
Securities lending (net)	110,644

Total income	1,100,063

EXPENSES
Investment management fees	1,323,809
Distribution fees – Class IB	389,354
Administrative fees	148,801
Professional fees	66,325
Printing and mailing expenses	27,882
Offering costs	22,545
Custodian fees	12,000
Trustees’ fees	4,785
Tax expense	1,371
Miscellaneous	4,046

Gross expenses	2,000,918
Less: Voluntary waiver from investment manager	(27,035)
Waiver from investment manager	(184,119)

Net expenses	1,789,764

NET INVESTMENT INCOME (LOSS)	(689,701)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	28,123,016
Foreign currency transactions	(10,697)
Options written	(500,894)

Net realized gain (loss)	27,611,425

Change in unrealized appreciation (depreciation) on:
Investments in securities	30,375,720
Foreign currency translations	21

Net change in unrealized appreciation (depreciation)	30,375,741

NET REALIZED AND UNREALIZED GAIN (LOSS)	57,987,166

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$57,297,465

See Notes to Financial Statements.

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EQ/SCIENCE AND TECHNOLOGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(689,701)	$(34,683)
Net realized gain (loss)	27,611,425	(413,119)
Net change in unrealized appreciation (depreciation)	30,375,741	(15,834,555)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,297,465	(16,282,357)

Distributions to shareholders:
Class IB	(3,546,847)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 778,047 and 453,300 shares, respectively ]	25,611,730	12,568,593
Capital shares sold in-kind (Note 8) [ 0 and 4,638,378 shares, respectively ]	—	134,345,045
Capital shares issued in reinvestment of distributions [ 98,604 and 0 shares, respectively ]	3,546,847	—
Capital shares repurchased [ (956,120) and (182,146) shares, respectively ]	(30,936,320)	(4,950,298)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,777,743)	141,963,340

TOTAL INCREASE (DECREASE) IN NET ASSETS	51,972,875	125,680,983
NET ASSETS:
Beginning of period	125,680,983	—

End of period	$177,653,858	$125,680,983

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$25.60		$28.96

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.14)		(0.01)
Net realized and unrealized gain (loss)	12.07		(3.35)

Total from investment operations	11.93		(3.36)

Less distributions:
Dividends from net investment income	—	#	—
Distributions from net realized gains	(0.75)		—

Total dividends and distributions	(0.75)		—

Net asset value, end of period	$36.78		$25.60

Total return (b)	46.68%		(11.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$177,654		$125,681
Ratio of expenses to average net assets:
After waivers (a)(f)	1.15	%(j)	1.15	%(j)
Before waivers (a)(f)	1.28%		1.35%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.44)%		(0.14	)%(l)
Before waivers (a)(f)	(0.58)%		(0.34	)%(l)
Portfolio turnover rate^	117	%(h)	2	%(z)
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 37%.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1479

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	25.25%	7.80%	11.40%
Portfolio – Class IB Shares	25.22	7.81	11.35
Portfolio – Class K Shares*	25.44	8.06	12.82
Russell 2000® Index	25.52	8.23	11.83

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.22% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 2000® Index, which returned 25.52% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, industrials, health care, financials and consumer discretionary.

•	The five stocks that contributed most to performance were Array Biopharma, Inc., Arrowhead Pharmaceuticals, Inc., The Medicines Company, Novocure Ltd. and The Trade Desk Inc.

What hurt performance during the year:

•	The only sector that detracted from performance was energy.

•	The five stocks that detracted most from performance were Green Dot Corp., Merit Medical Systems, Inc., Peabody Energy Corp., NexTier Oilfield Solutions and Spirit Airlines, Inc.

How did derivatives contribute/detract from performance during the year?

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

1480

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Health Care	17.8%
Financials	17.5
Industrials	15.6
Information Technology	13.4
Consumer Discretionary	10.7
Real Estate	7.7
Materials	3.9
Utilities	3.6
Repurchase Agreements	3.4
Energy	3.1
Consumer Staples	3.0
Communication Services	2.3
Cash and Other	(2.0)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,072.80	$3.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.98	3.26
Class IB
Actual	1,000.00	1,072.70	3.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.98	3.26
Class K
Actual	1,000.00	1,073.40	2.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.23	1.99

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.64%, 0.64% and 0.39%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1481

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.3%)
Diversified Telecommunication Services (0.5%)
Anterix, Inc.*	4,900	$211,729
ATN International, Inc.	6,300	348,957
Bandwidth, Inc., Class A*	9,100	582,855
Cincinnati Bell, Inc.*	20,167	211,148
Cogent Communications Holdings, Inc.	23,225	1,528,437
Consolidated Communications Holdings, Inc.	37,941	147,211
Frontier Communications Corp. (x)*	53,953	47,997
IDT Corp., Class B*	1,100	7,931
Intelsat SA (x)*	49,900	350,797
Iridium Communications, Inc.*	53,200	1,310,848
Ooma, Inc.*	4,800	63,504
ORBCOMM, Inc. (x)*	34,700	146,087
Pareteum Corp. (x)*	65,500	28,643
Vonage Holdings Corp.*	128,100	949,221

		5,935,365

Entertainment (0.3%)
AMC Entertainment Holdings, Inc., Class A (x)	31,456	227,741
Eros International plc*	41,800	141,702
Glu Mobile, Inc.*	62,400	377,520
IMAX Corp.*	34,100	696,663
Liberty Media Corp.-Liberty Braves, Class A*	7,400	219,410
Liberty Media Corp.-Liberty Braves, Class C*	18,100	534,674
LiveXLive Media, Inc. (x)*	4,900	7,571
Marcus Corp. (The)	19,700	625,869
Reading International, Inc., Class A*	10,300	115,257
Rosetta Stone, Inc.*	13,700	248,518

		3,194,925

Interactive Media & Services (0.4%)
Care.com, Inc.*	11,100	166,833
Cargurus, Inc.*	42,000	1,477,560
Cars.com, Inc.*	41,200	503,464
DHI Group, Inc.*	3,700	11,137
Eventbrite, Inc., Class A (x)*	20,700	417,519
EverQuote, Inc., Class A (x)*	2,500	85,875
Liberty TripAdvisor Holdings, Inc., Class A*	42,200	310,170
Meet Group, Inc. (The)*	59,400	297,594
QuinStreet, Inc.*	24,700	378,157
Travelzoo*	1,900	20,330
TrueCar, Inc.*	51,100	242,725
Yelp, Inc.*	44,500	1,549,935

		5,461,299

Media (0.9%)
Boston Omaha Corp., Class A (x)*	2,200	46,288
Cardlytics, Inc.*	7,200	452,592
Central European Media Enterprises Ltd., Class A*	48,300	218,799
Clear Channel Outdoor Holdings, Inc.*	5,800	16,588
comScore, Inc.*	4,800	23,712
Cumulus Media, Inc., Class A*	800	14,056
Daily Journal Corp. (x)*	400	116,168
Emerald Expositions Events, Inc.	14,100	148,755
Entercom Communications Corp., Class A	71,600	332,224
Entravision Communications Corp., Class A	40,900	107,158
EW Scripps Co. (The), Class A	34,312	539,041
Fluent, Inc. (x)*	10,500	26,250
Gannett Co., Inc.	60,789	387,834
Gray Television, Inc.*	65,000	1,393,600
Hemisphere Media Group, Inc.*	6,400	95,040
Lee Enterprises, Inc.*	2,900	4,118
Liberty Latin America Ltd., Class A*	24,300	468,990
Liberty Latin America Ltd., Class C*	63,500	1,235,710
Loral Space & Communications, Inc.*	6,196	200,255
Marchex, Inc., Class B*	1,700	6,426
MDC Partners, Inc., Class A*	32,000	88,960
Meredith Corp.	21,500	698,105
MSG Networks, Inc., Class A*	33,700	586,380
National CineMedia, Inc.	38,423	280,104
Saga Communications, Inc., Class A	2,100	63,840
Scholastic Corp.	14,860	571,367
TechTarget, Inc.*	15,100	394,110
TEGNA, Inc.	121,100	2,021,159
Tribune Publishing Co.	15,400	202,664
WideOpenWest, Inc.*	21,200	157,304

		10,897,597

Wireless Telecommunication Services (0.2%)
Boingo Wireless, Inc.*	22,500	246,375
Gogo, Inc. (x)*	63,600	407,040
Shenandoah Telecommunications Co.	26,848	1,117,145
Spok Holdings, Inc.	14,400	176,112

		1,946,672

Total Communication Services		27,435,858

Consumer Discretionary (10.7%)
Auto Components (1.1%)
Adient plc*	49,600	1,054,000
American Axle & Manufacturing Holdings, Inc.*	62,275	670,079
Cooper Tire & Rubber Co.	33,322	958,007
Cooper-Standard Holdings, Inc.*	7,300	242,068
Dana, Inc.	85,565	1,557,283
Dorman Products, Inc.*	15,200	1,150,944
Fox Factory Holding Corp.*	20,100	1,398,357
Gentherm, Inc.*	22,600	1,003,214
LCI Industries	13,370	1,432,328

See Notes to Financial Statements.

1482

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Modine Manufacturing Co.*	30,300	$233,310
Motorcar Parts of America, Inc.*	10,300	226,909
Standard Motor Products, Inc.	12,800	681,216
Stoneridge, Inc.*	13,300	389,956
Tenneco, Inc., Class A	28,997	379,861
Visteon Corp.*	16,000	1,385,440

		12,762,972

Automobiles (0.1%)
Winnebago Industries, Inc.	17,346	918,991

Distributors (0.1%)
Core-Mark Holding Co., Inc.	25,600	696,064
Funko, Inc., Class A (x)*	14,100	241,956
Greenlane Holdings, Inc., Class A (x)*	7,800	25,389
Weyco Group, Inc.	2,700	71,415

		1,034,824

Diversified Consumer Services (0.9%)
Adtalem Global Education, Inc.*	36,000	1,258,920
American Public Education, Inc.*	9,407	257,658
Career Education Corp.*	38,600	709,854
Carriage Services, Inc.	8,000	204,800
Chegg, Inc.*	65,600	2,486,896
Collectors Universe, Inc.	900	20,745
Houghton Mifflin Harcourt Co.*	63,600	397,500
K12, Inc.*	17,584	357,834
Laureate Education, Inc., Class A*	59,700	1,051,317
OneSpaWorld Holdings Ltd.*	25,700	432,788
Regis Corp.*	16,052	286,849
Select Interior Concepts, Inc., Class A*	3,500	31,465
Strategic Education, Inc.	12,664	2,012,310
WW International, Inc.*	26,600	1,016,386

		10,525,322

Hotels, Restaurants & Leisure (2.7%)
BBX Capital Corp.	5,300	25,281
Biglari Holdings, Inc., Class B*	491	56,180
BJ’s Restaurants, Inc.	12,134	460,607
Bloomin’ Brands, Inc.	59,800	1,319,786
Bluegreen Vacations Corp. (x)	4,500	46,530
Boyd Gaming Corp.	46,700	1,398,198
Brinker International, Inc.	21,400	898,800
Carrols Restaurant Group, Inc.*	15,900	112,095
Century Casinos, Inc.*	9,500	75,240
Cheesecake Factory, Inc. (The) (x)	25,721	999,518
Churchill Downs, Inc.	19,479	2,672,519
Chuy’s Holdings, Inc.*	9,500	246,240
Cracker Barrel Old Country Store, Inc. (x)	13,701	2,106,392
Dave & Buster’s Entertainment, Inc.	24,100	968,097
Del Taco Restaurants, Inc.*	12,000	94,860
Denny’s Corp.*	40,100	797,188
Dine Brands Global, Inc.	11,281	942,189
Drive Shack, Inc.*	5,600	20,496
El Pollo Loco Holdings, Inc. (x)*	16,600	251,324
Eldorado Resorts, Inc. (x)*	36,759	2,192,307
Everi Holdings, Inc.*	36,800	494,224
Fiesta Restaurant Group, Inc.*	13,100	129,559
Golden Entertainment, Inc.*	2,500	48,050
Habit Restaurants, Inc. (The), Class A*	4,800	50,064
J Alexander’s Holdings, Inc.*	4,406	42,121
Jack in the Box, Inc.	14,239	1,111,069
Lindblad Expeditions Holdings, Inc.*	8,200	134,070
Marriott Vacations Worldwide Corp.	23,680	3,049,037
Monarch Casino & Resort, Inc.*	5,700	276,735
Nathan’s Famous, Inc.	1,200	85,056
Noodles & Co. (x)*	7,300	40,442
Papa John’s International, Inc.	15,642	987,792
Penn National Gaming, Inc.*	60,804	1,554,150
PlayAGS, Inc.*	6,800	82,484
Potbelly Corp.*	6,900	29,118
RCI Hospitality Holdings, Inc.	1,000	20,500
Red Lion Hotels Corp.*	1,200	4,476
Red Robin Gourmet Burgers, Inc.*	3,500	115,570
Red Rock Resorts, Inc., Class A	38,900	931,655
Ruth’s Hospitality Group, Inc.	13,900	302,534
Scientific Games Corp., Class A*	31,300	838,214
SeaWorld Entertainment, Inc.*	28,400	900,564
Shake Shack, Inc., Class A*	16,100	959,077
Target Hospitality Corp. (x)*	8,000	40,000
Texas Roadhouse, Inc.	39,618	2,231,286
Twin River Worldwide Holdings, Inc.	11,800	302,670
Wingstop, Inc.	16,600	1,431,418

		31,875,782

Household Durables (1.7%)
Bassett Furniture Industries, Inc.	3,600	60,048
Beazer Homes USA, Inc.*	18,100	255,753
Cavco Industries, Inc.*	4,900	957,362
Century Communities, Inc.*	15,000	410,250
Ethan Allen Interiors, Inc.	8,154	155,415
Flexsteel Industries, Inc.	2,500	49,800
GoPro, Inc., Class A (x)*	57,100	247,814
Green Brick Partners, Inc.*	13,300	152,684
Hamilton Beach Brands Holding Co., Class A	3,800	72,580
Helen of Troy Ltd.*	14,198	2,552,658
Hooker Furniture Corp.	6,500	166,985
Installed Building Products, Inc.*	11,100	764,457
iRobot Corp. (x)*	15,900	805,017
KB Home	47,900	1,641,533
La-Z-Boy, Inc.	28,209	888,019
Legacy Housing Corp.*	1,100	18,304
LGI Homes, Inc.*	11,300	798,345
Lifetime Brands, Inc.	5,600	38,920
Lovesac Co. (The) (x)*	1,900	30,495
M.D.C. Holdings, Inc.	27,847	1,062,642
M/I Homes, Inc.*	12,300	484,005
Meritage Homes Corp.*	21,939	1,340,692
Skyline Champion Corp.*	28,500	903,450

See Notes to Financial Statements.

1483

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Sonos, Inc.*	39,500	$616,990
Taylor Morrison Home Corp., Class A*	61,800	1,350,948
TopBuild Corp.*	21,800	2,247,144
TRI Pointe Group, Inc.*	85,601	1,333,664
Tupperware Brands Corp.	28,700	246,246
Universal Electronics, Inc.*	5,900	308,334
William Lyon Homes, Class A*	11,900	237,762
ZAGG, Inc. (x)*	15,000	121,650

		20,319,966

Internet & Direct Marketing Retail (0.3%)
1-800-Flowers.com, Inc., Class A*	8,600	124,700
Duluth Holdings, Inc., Class B (x)*	10,500	110,565
Groupon, Inc.*	246,300	588,657
Lands’ End, Inc.*	1,700	28,560
Leaf Group Ltd.*	300	1,200
Liquidity Services, Inc.*	9,000	53,640
Overstock.com, Inc. (x)*	3,100	21,855
PetMed Express, Inc. (x)	11,700	275,184
Quotient Technology, Inc.*	62,500	616,250
Rubicon Project, Inc. (The)*	2,000	16,320
Shutterstock, Inc.*	10,900	467,392
Stamps.com, Inc.*	9,300	776,736
Stitch Fix, Inc., Class A (x)*	23,700	608,142
Waitr Holdings, Inc. (x)*	10,400	3,349

		3,692,550

Leisure Products (0.3%)
Acushnet Holdings Corp.	19,900	646,750
American Outdoor Brands Corp.*	29,835	276,869
Callaway Golf Co.	52,763	1,118,575
Clarus Corp.	3,500	47,460
Johnson Outdoors, Inc., Class A	2,800	214,760
Malibu Boats, Inc., Class A*	8,700	356,265
Marine Products Corp.	1,000	14,400
MasterCraft Boat Holdings, Inc.*	1,100	17,325
Sturm Ruger & Co., Inc.	10,600	498,518
Vista Outdoor, Inc.*	28,000	209,440
YETI Holdings, Inc. (x)*	23,200	806,896

		4,207,258

Multiline Retail (0.1%)
Big Lots, Inc.	25,600	735,232
Dillard’s, Inc., Class A (x)	8,700	639,276
JC Penney Co., Inc. (x)*	108,300	121,296

		1,495,804

Specialty Retail (2.5%)
Aaron’s, Inc.	37,200	2,124,492
Abercrombie & Fitch Co., Class A	39,300	679,497
American Eagle Outfitters, Inc.	94,800	1,393,560
America’s Car-Mart, Inc.*	2,900	318,014
Asbury Automotive Group, Inc.*	11,442	1,279,101
Ascena Retail Group, Inc. (x)*	3,568	27,349
At Home Group, Inc.*	51,600	283,800
Barnes & Noble Education, Inc.*	11,475	48,998
Bed Bath & Beyond, Inc. (x)	75,100	1,299,230
Boot Barn Holdings, Inc.*	15,600	694,668
Buckle, Inc. (The) (x)	11,389	307,959
Caleres, Inc.	27,663	656,996
Camping World Holdings, Inc., Class A (x)	20,200	297,748
Cato Corp. (The), Class A	16,423	285,760
Chico’s FAS, Inc.	50,500	192,405
Children’s Place, Inc. (The) (x)	11,390	712,103
Citi Trends, Inc.	2,500	57,800
Container Store Group, Inc. (The)*	9,400	39,668
Designer Brands, Inc., Class A	38,100	599,694
Express, Inc.*	54,600	265,902
GameStop Corp., Class A (x)	9,000	54,720
Genesco, Inc.*	12,357	592,147
GNC Holdings, Inc., Class A (x)*	11,600	31,320
Group 1 Automotive, Inc.	11,937	1,193,700
Guess?, Inc. (x)	35,400	792,252
Haverty Furniture Cos., Inc.	11,400	229,824
Hibbett Sports, Inc.*	10,455	293,158
Hudson Ltd., Class A*	20,000	306,800
Lithia Motors, Inc., Class A	13,600	1,999,200
Lumber Liquidators Holdings, Inc.*	28,676	280,165
MarineMax, Inc.*	10,000	166,900
Michaels Cos., Inc. (The)*	48,300	390,747
Monro, Inc.	17,604	1,376,633
Murphy USA, Inc.*	17,400	2,035,800
National Vision Holdings, Inc.*	44,592	1,446,119
Office Depot, Inc.	313,000	857,620
Rent-A-Center, Inc.	27,603	796,071
RH (x)*	9,443	2,016,080
Sally Beauty Holdings, Inc.*	68,400	1,248,300
Shoe Carnival, Inc. (x)	5,900	219,952
Signet Jewelers Ltd.	33,000	717,420
Sleep Number Corp.*	16,700	822,308
Sonic Automotive, Inc., Class A	9,425	292,175
Sportsman’s Warehouse Holdings, Inc.*	2,300	18,469
Tailored Brands, Inc. (x)	48,751	201,829
Tilly’s, Inc., Class A	2,700	33,075
Winmark Corp.	1,200	237,960
Zumiez, Inc.*	8,500	293,590

		30,509,078

Textiles, Apparel & Luxury Goods (0.9%)
Crocs, Inc.*	42,834	1,794,317
Culp, Inc.	4,900	66,738
Deckers Outdoor Corp.*	16,200	2,735,532
Fossil Group, Inc.*	9,300	73,284
G-III Apparel Group Ltd.*	24,200	810,700
Kontoor Brands, Inc. (x)	25,000	1,049,750
Movado Group, Inc.	4,600	100,004
Oxford Industries, Inc.	8,700	656,154
Rocky Brands, Inc.	400	11,772
Steven Madden Ltd.	48,310	2,077,813
Superior Group of Cos., Inc.	500	6,770
Unifi, Inc.*	9,900	250,074

See Notes to Financial Statements.

1484

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Vera Bradley, Inc.*	18,100	$213,580
Wolverine World Wide, Inc.	44,780	1,510,877

		11,357,365

Total Consumer Discretionary		128,699,912

Consumer Staples (3.0%)
Beverages (0.3%)
Boston Beer Co., Inc. (The), Class A*	4,974	1,879,426
Celsius Holdings, Inc. (x)*	2,800	13,524
Coca-Cola Consolidated, Inc.	2,600	738,530
Craft Brew Alliance, Inc. (x)*	8,500	140,250
MGP Ingredients, Inc. (x)	7,100	343,995
National Beverage Corp. (x)*	5,400	275,508
Primo Water Corp.*	15,200	170,620

		3,561,853

Food & Staples Retailing (0.7%)
Andersons, Inc. (The)	16,409	414,819
BJ’s Wholesale Club Holdings, Inc.*	71,166	1,618,315
Chefs’ Warehouse, Inc. (The)*	18,900	720,279
HF Foods Group, Inc. (x)*	600	11,700
Ingles Markets, Inc., Class A	6,800	323,068
Natural Grocers by Vitamin Cottage, Inc.	12,100	119,427
Performance Food Group Co.*	56,900	2,929,212
PriceSmart, Inc.	11,452	813,321
Rite Aid Corp. (x)*	29,394	454,725
SpartanNash Co.	20,870	297,189
United Natural Foods, Inc.*	28,488	249,555
Village Super Market, Inc., Class A	5,800	134,560
Weis Markets, Inc.	4,751	192,368

		8,278,538

Food Products (1.3%)
Alico, Inc.	900	32,247
B&G Foods, Inc. (x)	37,700	675,961
Bridgford Foods Corp.*	100	2,479
Calavo Growers, Inc.	8,900	806,251
Cal-Maine Foods, Inc.	17,384	743,166
Darling Ingredients, Inc.*	94,299	2,647,916
Farmer Brothers Co.*	6,417	96,640
Fresh Del Monte Produce, Inc.	18,504	647,270
Freshpet, Inc.*	17,600	1,039,984
Hostess Brands, Inc.*	68,900	1,001,806
J&J Snack Foods Corp.	8,603	1,585,275
John B Sanfilippo & Son, Inc.	3,700	337,736
Lancaster Colony Corp.	10,737	1,718,994
Landec Corp.*	16,800	190,008
Limoneira Co.	8,600	165,378
Sanderson Farms, Inc.	11,493	2,025,296
Seneca Foods Corp., Class A*	6,400	261,056
Simply Good Foods Co. (The)*	47,700	1,361,358
Tootsie Roll Industries, Inc. (x)	15,816	539,958

		15,878,779

Household Products (0.2%)
Central Garden & Pet Co.*	5,400	167,778
Central Garden & Pet Co., Class A*	19,233	564,681
Oil-Dri Corp. of America	3,200	116,000
WD-40 Co.	8,227	1,597,190

		2,445,649

Personal Products (0.3%)
BellRing Brands, Inc., Class A*	22,669	482,623
Edgewell Personal Care Co.*	30,100	931,896
elf Beauty, Inc.*	11,300	182,269
Inter Parfums, Inc.	9,100	661,661
Lifevantage Corp.*	900	14,049
Medifast, Inc. (x)	6,000	657,480
Nature’s Sunshine Products, Inc.*	600	5,358
Revlon, Inc., Class A (x)*	11,000	235,620
USANA Health Sciences, Inc.*	7,000	549,850
Youngevity International, Inc. (x)*	1,000	3,260

		3,724,066

Tobacco (0.2%)
22nd Century Group, Inc. (x)*	14,800	16,280
Pyxus International, Inc. (x)*	7,900	70,626
Turning Point Brands, Inc. (x)	6,300	180,180
Universal Corp.	14,153	807,570
Vector Group Ltd.	60,708	812,880

		1,887,536

Total Consumer Staples		35,776,421

Energy (3.1%)
Energy Equipment & Services (0.9%)
Archrock, Inc.	71,000	712,840
Cactus, Inc., Class A	26,600	912,912
Covia Holdings Corp. (x)*	7,600	15,504
Diamond Offshore Drilling, Inc. (x)*	37,000	266,030
DMC Global, Inc. (x)	8,000	359,520
Dril-Quip, Inc.*	21,700	1,017,947
Era Group, Inc.*	14,000	142,380
Exterran Corp.*	15,100	118,233
Forum Energy Technologies, Inc.*	68,500	115,080
Frank’s International NV*	46,200	238,854
FTS International, Inc.*	20,900	21,736
Helix Energy Solutions Group, Inc.*	79,400	764,622
Independence Contract Drilling, Inc.*	14,800	14,753
KLX Energy Services Holdings, Inc.*	11,920	76,765
Liberty Oilfield Services, Inc., Class A	39,800	442,576
Mammoth Energy Services, Inc. (x)	17,200	37,840
Matrix Service Co.*	13,200	302,016
McDermott International, Inc. (x)*	101,613	68,751

See Notes to Financial Statements.

1485

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Nabors Industries Ltd.	199,500	$574,560
National Energy Services Reunited Corp.*	1,100	10,032
Natural Gas Services Group, Inc.*	7,477	91,668
NCS Multistage Holdings, Inc.*	5,400	11,340
Newpark Resources, Inc.*	47,602	298,464
NexTier Oilfield Solutions, Inc.*	90,936	609,271
Nine Energy Service, Inc. (x)*	5,000	39,100
Noble Corp. plc*	139,900	170,678
Oceaneering International, Inc.*	55,200	823,032
Oil States International, Inc.*	29,100	474,621
Pacific Drilling SA*	1,000	4,080
Parker Drilling Co.*	300	6,750
ProPetro Holding Corp.*	45,200	508,500
RigNet, Inc.*	10,500	69,300
RPC, Inc. (x)	22,100	115,804
SEACOR Holdings, Inc.*	9,200	396,980
SEACOR Marine Holdings, Inc.*	14,749	203,389
Seadrill Ltd. (x)*	17,100	43,434
Select Energy Services, Inc., Class A*	33,500	310,880
Smart Sand, Inc. (x)*	29,700	74,844
Solaris Oilfield Infrastructure, Inc., Class A (x)	8,600	120,400
TETRA Technologies, Inc.*	75,761	148,492
Tidewater, Inc.*	21,350	411,628
US Silica Holdings, Inc. (x)	16,900	103,935

		11,249,541

Oil, Gas & Consumable Fuels (2.2%)
Abraxas Petroleum Corp.*	91,600	32,161
Amplify Energy Corp. (x)	2,800	18,508
Arch Coal, Inc., Class A (x)	12,600	903,924
Ardmore Shipping Corp.*	17,300	156,565
Berry Petroleum Corp.	30,700	289,501
Bonanza Creek Energy, Inc.*	11,200	261,408
Brigham Minerals, Inc., Class A	4,200	90,048
California Resources Corp. (x)*	25,200	227,556
Callon Petroleum Co. (x)*	219,226	1,058,861
Clean Energy Fuels Corp.*	89,659	209,802
CNX Resources Corp.*	109,900	972,615
Comstock Resources, Inc. (x)*	5,000	41,150
CONSOL Energy, Inc.*	11,700	169,767
Contura Energy, Inc.*	10,700	96,835
CVR Energy, Inc.	20,800	840,944
Delek US Holdings, Inc.	46,447	1,557,368
Denbury Resources, Inc.*	255,200	359,832
DHT Holdings, Inc.	61,500	509,220
Diamond S Shipping, Inc., Class S*	1,300	21,762
Dorian LPG Ltd.*	20,738	321,024
Earthstone Energy, Inc., Class A*	3,000	18,990
Energy Fuels, Inc. (x)*	17,600	33,616
Evolution Petroleum Corp.	19,000	103,930
Extraction Oil & Gas, Inc. (x)*	58,600	124,232
Falcon Minerals Corp.	1,300	9,178
GasLog Ltd. (x)	15,300	149,787
Golar LNG Ltd.	55,100	783,522
Goodrich Petroleum Corp.*	600	6,024
Green Plains, Inc.	24,800	382,664
Gulfport Energy Corp.*	97,600	296,704
Hallador Energy Co.	1,700	5,049
HighPoint Resources Corp.*	86,502	146,188
International Seaways, Inc.*	25,466	757,868
Jagged Peak Energy, Inc. (x)*	38,700	328,563
Jura Energy Corp.*	690	34
Laredo Petroleum, Inc.*	86,900	249,403
Magnolia Oil & Gas Corp., Class A (x)*	57,200	719,576
Matador Resources Co.*	58,500	1,051,245
Montage Resources Corp.*	9,566	75,954
NACCO Industries, Inc., Class A	2,500	117,075
NextDecade Corp. (x)*	600	3,684
Nordic American Tankers Ltd.	62,901	309,473
Northern Oil and Gas, Inc. (x)*	173,300	405,522
Oasis Petroleum, Inc.*	180,628	588,847
Overseas Shipholding Group, Inc., Class A*	21,500	49,450
Panhandle Oil and Gas, Inc., Class A	9,700	108,737
Par Pacific Holdings, Inc.*	17,600	409,024
PDC Energy, Inc.*	37,835	990,142
Peabody Energy Corp.	45,100	411,312
Penn Virginia Corp.*	8,000	242,800
QEP Resources, Inc.	135,400	609,300
Renewable Energy Group, Inc.*	16,900	455,455
REX American Resources Corp.*	3,600	295,056
Ring Energy, Inc. (x)*	32,100	84,744
Rosehill Resources, Inc.*	400	512
SandRidge Energy, Inc.*	19,900	84,376
Scorpio Tankers, Inc.	25,830	1,016,152
SFL Corp. Ltd.	61,305	891,375
SilverBow Resources, Inc.*	300	2,970
SM Energy Co.	63,400	712,616
Southwestern Energy Co. (x)*	329,400	797,148
SRC Energy, Inc.*	135,100	556,612
Talos Energy, Inc.*	10,900	328,635
Teekay Corp.	64,900	345,268
Teekay Tankers Ltd., Class A*	13,744	329,444
Tellurian, Inc. (x)*	66,600	484,848
Unit Corp. (x)*	28,500	19,825
W&T Offshore, Inc.*	66,444	369,429
Whiting Petroleum Corp. (x)*	51,500	378,010
World Fuel Services Corp.	37,400	1,623,908

		26,403,127

Total Energy		37,652,668

Financials (17.5%)
Banks (9.5%)
1st Constitution Bancorp	200	4,426
1st Source Corp.	9,072	470,655
ACNB Corp.	3,800	143,716
Allegiance Bancshares, Inc.*	16,600	624,160
Amalgamated Bank, Class A	2,500	48,625
Amerant Bancorp, Inc.*	2,500	54,475
American National Bankshares, Inc.	5,200	205,764
Ameris Bancorp	36,894	1,569,471

See Notes to Financial Statements.

1486

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Ames National Corp.	5,450	$152,927
Arrow Financial Corp.	7,542	285,088
Atlantic Capital Bancshares, Inc.*	13,100	240,385
Atlantic Union Bankshares Corp.	53,074	1,992,929
Banc of California, Inc.	27,900	479,322
BancFirst Corp.	15,000	936,600
Bancorp, Inc. (The)*	28,000	363,160
BancorpSouth Bank	61,000	1,916,010
Bank First Corp. (x)	800	56,008
Bank of Commerce Holdings	200	2,314
Bank of Marin Bancorp	6,200	279,310
Bank of NT Butterfield & Son Ltd. (The)	30,800	1,140,216
BankFinancial Corp.	11,721	153,311
Bankwell Financial Group, Inc.	3,500	100,940
Banner Corp.	23,000	1,301,570
Bar Harbor Bankshares	9,146	232,217
Baycom Corp.*	300	6,822
BCB Bancorp, Inc.	400	5,516
Berkshire Hills Bancorp, Inc.	31,070	1,021,582
Boston Private Financial Holdings, Inc.	46,970	565,049
Bridge Bancorp, Inc.	10,181	341,369
Brookline Bancorp, Inc.	39,977	658,021
Bryn Mawr Bank Corp.	9,280	382,707
Business First Bancshares, Inc.	1,100	27,423
Byline Bancorp, Inc.	5,700	111,549
C&F Financial Corp.	2,200	121,726
Cadence Bancorp	69,687	1,263,425
Cambridge Bancorp (x)	400	32,060
Camden National Corp.	8,750	403,025
Capital City Bank Group, Inc.	8,500	259,250
Capstar Financial Holdings, Inc.	1,600	26,640
Carolina Financial Corp.	10,700	462,561
Carter Bank & Trust*	3,100	73,532
Cathay General Bancorp	41,947	1,596,083
CBTX, Inc.	9,900	308,088
CenterState Bank Corp.	67,787	1,693,319
Central Pacific Financial Corp.	17,100	505,818
Central Valley Community Bancorp	5,800	125,686
Century Bancorp, Inc., Class A	2,200	197,912
Chemung Financial Corp.	600	25,500
Citizens & Northern Corp.	6,902	194,981
City Holding Co.	8,450	692,477
Civista Bancshares, Inc.	1,300	31,200
CNB Financial Corp.	8,900	290,852
Coastal Financial Corp.*	500	8,235
Codorus Valley Bancorp, Inc.	6,383	147,000
Colony Bankcorp, Inc.	300	4,950
Columbia Banking System, Inc.	40,955	1,666,254
Community Bank System, Inc.	28,102	1,993,556
Community Bankers Trust Corp.	300	2,664
Community Trust Bancorp, Inc.	8,725	406,934
ConnectOne Bancorp, Inc.	16,200	416,664
Customers Bancorp, Inc.*	13,400	319,054
CVB Financial Corp.	75,587	1,631,167
Dime Community Bancshares, Inc.	17,901	373,952
Eagle Bancorp, Inc.	23,750	1,154,962
Enterprise Bancorp, Inc.	5,400	182,898
Enterprise Financial Services Corp.	12,495	602,384
Equity Bancshares, Inc., Class A*	7,200	222,264
Esquire Financial Holdings, Inc.*	300	7,821
Evans Bancorp, Inc.	100	4,010
Farmers & Merchants Bancorp, Inc. (x)	700	21,105
Farmers National Banc Corp.	15,200	248,064
FB Financial Corp.	9,600	380,064
Fidelity D&D Bancorp, Inc. (x)	200	12,442
Financial Institutions, Inc.	8,900	285,690
First Bancorp (Nasdaq Stock Exchange)	16,310	650,932
First Bancorp (Quotrix Stock Exchange)	125,900	1,333,281
First Bancorp, Inc.	5,419	163,816
First Bancshares, Inc. (The)	3,000	106,560
First Bank	400	4,420
First Busey Corp.	29,359	807,372
First Business Financial Services, Inc.	5,400	142,182
First Capital, Inc. (x)	200	14,600
First Choice Bancorp	600	16,176
First Commonwealth Financial Corp.	51,113	741,650
First Community Bankshares, Inc.	8,800	272,976
First Financial Bancorp	53,743	1,367,222
First Financial Bankshares, Inc. (x)	73,248	2,571,005
First Financial Corp.	6,100	278,892
First Financial Northwest, Inc.	1,600	23,904
First Foundation, Inc.	16,400	285,360
First Guaranty Bancshares, Inc.	141	3,070
First Internet Bancorp	4,700	111,437
First Interstate BancSystem, Inc., Class A	26,927	1,128,780
First Merchants Corp.	28,177	1,171,881
First Mid Bancshares, Inc.	5,700	200,925
First Midwest Bancorp, Inc.	65,868	1,518,916
First Northwest Bancorp	6,500	117,845
First of Long Island Corp. (The)	11,775	295,317
Flushing Financial Corp.	15,942	344,427
FNCB Bancorp, Inc.	500	4,225
Franklin Financial Network, Inc.	8,400	288,372
Franklin Financial Services Corp.	500	19,345
Fulton Financial Corp.	99,800	1,739,514
FVCBankcorp, Inc.*	1,000	17,470
German American Bancorp, Inc.	12,150	432,783
Glacier Bancorp, Inc.	53,014	2,438,114
Great Southern Bancorp, Inc.	6,130	388,152
Great Western Bancorp, Inc.	33,400	1,160,316
Guaranty Bancshares, Inc.	800	26,304
Hancock Whitney Corp.	48,987	2,149,550
Hanmi Financial Corp.	16,700	333,916
HarborOne Bancorp, Inc.*	21,724	238,747
Hawthorn Bancshares, Inc.	400	10,200
Heartland Financial USA, Inc.	20,100	999,774
Heritage Commerce Corp.	19,900	255,317
Heritage Financial Corp.	28,662	811,135

See Notes to Financial Statements.

1487

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Hilltop Holdings, Inc.	42,000	$1,047,060
Home BancShares, Inc.	97,101	1,909,006
HomeTrust Bancshares, Inc.	10,200	273,666
Hope Bancorp, Inc.	73,614	1,093,904
Horizon Bancorp, Inc.	16,950	322,050
Howard Bancorp, Inc.*	900	15,192
IBERIABANK Corp.	33,985	2,543,098
Independent Bank Corp./MA	17,840	1,485,180
Independent Bank Corp./MI	11,600	262,740
Independent Bank Group, Inc.	24,355	1,350,241
International Bancshares Corp.	31,390	1,351,967
Investar Holding Corp.	500	12,000
Investors Bancorp, Inc.	139,840	1,666,194
Lakeland Bancorp, Inc.	23,635	410,776
Lakeland Financial Corp.	13,800	675,234
LCNB Corp.	5,800	111,940
Level One Bancorp, Inc.	100	2,516
Live Oak Bancshares, Inc.	18,700	355,487
Macatawa Bank Corp.	17,300	192,549
Mackinac Financial Corp.	400	6,984
MainStreet Bancshares, Inc.*	700	16,100
Mercantile Bank Corp.	8,400	306,348
Metropolitan Bank Holding Corp.*	1,200	57,876
Mid Penn Bancorp, Inc.	400	11,520
Midland States Bancorp, Inc.	10,900	315,664
MidWestOne Financial Group, Inc.	6,100	221,003
MutualFirst Financial, Inc.	3,600	142,812
MVB Financial Corp.	200	4,984
National Bank Holdings Corp., Class A	23,000	810,060
National Bankshares, Inc.	4,000	179,720
NBT Bancorp, Inc.	24,582	997,046
Nicolet Bankshares, Inc.*	3,600	265,860
Northeast Bank	500	10,995
Northrim BanCorp, Inc.	5,000	191,500
OFG Bancorp	38,600	911,346
Ohio Valley Banc Corp.	100	3,962
Old National Bancorp	98,605	1,803,485
Old Second Bancorp, Inc.	18,400	247,848
Opus Bank	11,800	305,266
Origin Bancorp, Inc. (x)	9,700	367,048
Orrstown Financial Services, Inc.	1,000	22,620
Pacific Mercantile Bancorp*	2,500	20,300
Pacific Premier Bancorp, Inc.	34,693	1,131,165
Park National Corp.	7,648	783,002
Parke Bancorp, Inc.	500	12,695
PCB Bancorp	800	13,824
Peapack Gladstone Financial Corp.	9,100	281,190
Penns Woods Bancorp, Inc.	5,000	177,800
Peoples Bancorp of North Carolina, Inc.	20	657
Peoples Bancorp, Inc.	8,820	305,701
Peoples Financial Services Corp.	4,000	201,400
People’s Utah Bancorp	8,000	240,960
Preferred Bank	7,000	420,630
Premier Financial Bancorp, Inc.	8,012	145,338
QCR Holdings, Inc.	7,300	320,178
RBB Bancorp	2,300	48,691
Red River Bancshares, Inc. (x)*	100	5,606
Reliant Bancorp, Inc.	400	8,896
Renasant Corp.	32,281	1,143,393
Republic Bancorp, Inc., Class A	5,400	252,720
Republic First Bancorp, Inc.*	29,300	122,474
S&T Bancorp, Inc.	21,057	848,387
Sandy Spring Bancorp, Inc.	18,648	706,387
SB One Bancorp	600	14,952
Seacoast Banking Corp. of Florida*	32,100	981,297
Select Bancorp, Inc.*	200	2,460
ServisFirst Bancshares, Inc.	25,200	949,536
Shore Bancshares, Inc.	8,100	140,616
Sierra Bancorp	6,366	185,378
Simmons First National Corp., Class A	50,528	1,353,645
SmartFinancial, Inc.	700	16,555
South Plains Financial, Inc. (x)	700	14,609
South State Corp.	20,052	1,739,511
Southern First Bancshares, Inc.*	4,200	178,458
Southern National Bancorp of Virginia, Inc.	8,700	142,245
Southside Bancshares, Inc.	16,089	597,545
Spirit of Texas Bancshares, Inc.*	1,500	34,500
Stock Yards Bancorp, Inc.	12,150	498,879
Summit Financial Group, Inc.	5,500	148,995
Tompkins Financial Corp.	8,300	759,450
Towne Bank	43,621	1,213,536
TriCo Bancshares	22,012	898,310
TriState Capital Holdings, Inc.*	11,600	302,992
Triumph Bancorp, Inc.*	18,500	703,370
Trustmark Corp.	38,680	1,334,847
UMB Financial Corp.	25,418	1,744,692
Union Bankshares, Inc.	1,900	68,894
United Bankshares, Inc.	54,273	2,098,194
United Community Banks, Inc.	51,100	1,577,968
United Security Bancshares	600	6,438
Univest Financial Corp.	14,525	388,980
Valley National Bancorp	233,886	2,677,995
Veritex Holdings, Inc.	29,770	867,200
Washington Trust Bancorp, Inc.	9,900	532,521
WesBanco, Inc.	42,267	1,597,270
West Bancorporation, Inc.	9,800	251,174
Westamerica Bancorp	14,174	960,572

		113,711,911

Capital Markets (1.5%)
Ares Management Corp.	36,400	1,299,116
Artisan Partners Asset Management, Inc., Class A	38,000	1,228,160
Assetmark Financial Holdings, Inc.*	3,000	87,060
Associated Capital Group, Inc., Class A	4,100	160,720
B. Riley Financial, Inc.	6,174	155,461
Blucora, Inc.*	26,800	700,552
Brightsphere Investment Group, Inc.	45,300	462,966
Cohen & Steers, Inc.	12,009	753,685
Cowen, Inc., Class A*	15,650	246,488
Diamond Hill Investment Group, Inc.	1,713	240,608

See Notes to Financial Statements.

1488

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Donnelley Financial Solutions, Inc.*	15,000	$157,050
Federated Investors, Inc., Class B	54,100	1,763,119
Focus Financial Partners, Inc., Class A*	17,124	504,644
GAIN Capital Holdings, Inc. (x)	29,300	115,735
GAMCO Investors, Inc., Class A	7,400	144,226
Greenhill & Co., Inc.	15,100	257,908
Hamilton Lane, Inc., Class A	12,300	733,080
Houlihan Lokey, Inc.	24,200	1,182,654
INTL. FCStone, Inc.*	8,600	419,938
Ladenburg Thalmann Financial Services, Inc.	46,000	160,080
Moelis & Co., Class A	26,900	858,648
Oppenheimer Holdings, Inc., Class A	7,000	192,360
Piper Jaffray Cos.	8,300	663,502
PJT Partners, Inc., Class A	18,400	830,392
Pzena Investment Management, Inc., Class A	12,411	106,983
Safeguard Scientifics, Inc.	10,200	111,996
Sculptor Capital Management, Inc.	6,000	132,600
Siebert Financial Corp. (x)*	400	3,460
Stifel Financial Corp.	37,386	2,267,461
Virtus Investment Partners, Inc.	5,978	727,642
Waddell & Reed Financial, Inc., Class A	44,900	750,728
Westwood Holdings Group, Inc.	5,197	153,935
WisdomTree Investments, Inc.	68,000	329,120

		17,902,077

Consumer Finance (0.5%)
Curo Group Holdings Corp.*	8,000	97,440
Elevate Credit, Inc.*	2,200	9,790
Encore Capital Group, Inc.*	15,600	551,616
Enova International, Inc.*	19,213	462,265
EZCORP, Inc., Class A (x)*	13,696	93,407
FirstCash, Inc.	23,535	1,897,627
Green Dot Corp., Class A*	32,400	754,920
LendingClub Corp.*	37,200	469,464
Medallion Financial Corp.*	3,300	23,991
Nelnet, Inc., Class A	11,569	673,779
PRA Group, Inc.*	28,848	1,047,182
Regional Management Corp.*	7,200	216,216
World Acceptance Corp.*	3,481	300,758

		6,598,455

Diversified Financial Services (0.2%)
Banco Latinoamericano de Comercio Exterior SA, Class E	16,281	348,088
Cannae Holdings, Inc.*	37,800	1,405,782
FGL Holdings	79,200	843,480
GWG Holdings, Inc. (x)*	700	6,874
Marlin Business Services Corp.	6,000	131,880
On Deck Capital, Inc.*	54,000	223,560

		2,959,664

Insurance (2.4%)
Ambac Financial Group, Inc.*	25,900	558,663
American Equity Investment Life Holding Co.	49,493	1,481,325
AMERISAFE, Inc.	10,900	719,727
Argo Group International Holdings Ltd.	18,985	1,248,264
Citizens, Inc. (x)*	30,349	204,856
CNO Financial Group, Inc.	102,901	1,865,595
Crawford & Co., Class A	1,200	13,764
Donegal Group, Inc., Class A	10,544	156,262
eHealth, Inc.*	15,100	1,450,808
Employers Holdings, Inc.	19,701	822,517
Enstar Group Ltd.*	6,488	1,342,108
FBL Financial Group, Inc., Class A	5,600	330,008
FedNat Holding Co.	10,700	177,941
Genworth Financial, Inc., Class A*	284,700	1,252,680
Global Indemnity Ltd.	5,100	151,113
Goosehead Insurance, Inc., Class A (x)	5,600	237,440
Greenlight Capital Re Ltd., Class A*	22,793	230,437
Hallmark Financial Services, Inc.*	3,800	66,766
HCI Group, Inc.	5,100	232,815
Health Insurance Innovations, Inc., Class A (x)*	14,600	281,634
Heritage Insurance Holdings, Inc.	18,300	242,475
Horace Mann Educators Corp.	23,037	1,005,795
Independence Holding Co.	1,700	71,536
Investors Title Co.	1,000	159,200
James River Group Holdings Ltd.	16,800	692,328
Kinsale Capital Group, Inc.	10,900	1,108,094
MBIA, Inc.*	75,500	702,150
National General Holdings Corp.	49,100	1,085,110
National Western Life Group, Inc., Class A	1,300	378,144
NI Holdings, Inc.*	900	15,480
Palomar Holdings, Inc.*	6,700	338,283
ProAssurance Corp.	29,700	1,073,358
Protective Insurance Corp., Class B	8,423	135,526
RLI Corp.	21,796	1,962,076
Safety Insurance Group, Inc.	8,275	765,686
Selective Insurance Group, Inc.	32,632	2,127,280
State Auto Financial Corp.	8,834	274,031
Stewart Information Services Corp.	12,627	515,055
Third Point Reinsurance Ltd.*	51,900	545,988
Tiptree, Inc.	12,500	101,750
Trupanion, Inc. (x)*	21,800	816,628
United Fire Group, Inc.	12,364	540,678
United Insurance Holdings Corp.	17,000	214,370
Universal Insurance Holdings, Inc.	17,900	501,021
Watford Holdings Ltd.*	4,000	100,640

		28,297,405

Mortgage Real Estate Investment Trusts (REITs) (1.3%)
AG Mortgage Investment Trust, Inc. (REIT)	15,300	235,926
Anworth Mortgage Asset Corp. (REIT)	53,411	188,007

See Notes to Financial Statements.

1489

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Apollo Commercial Real Estate Finance, Inc. (REIT)	86,007	$1,573,068
Ares Commercial Real Estate Corp. (REIT) (x)	16,300	258,192
Arlington Asset Investment Corp. (REIT), Class A (x)	25,400	141,478
ARMOUR Residential REIT, Inc. (REIT)	33,701	602,237
Blackstone Mortgage Trust, Inc. (REIT), Class A (x)	71,400	2,657,508
Capstead Mortgage Corp. (REIT)	54,837	434,309
Cherry Hill Mortgage Investment Corp. (REIT)	9,500	138,605
Colony Credit Real Estate, Inc. (REIT)	46,900	617,204
Dynex Capital, Inc. (REIT)	17,866	302,650
Ellington Financial, Inc. (REIT)	7,200	131,976
Exantas Capital Corp. (REIT)	21,948	259,206
Granite Point Mortgage Trust, Inc. (REIT)	41,700	766,446
Great Ajax Corp. (REIT)	11,200	165,872
Invesco Mortgage Capital, Inc. (REIT)	84,894	1,413,485
KKR Real Estate Finance Trust, Inc. (REIT) (x)	13,300	271,586
Ladder Capital Corp. (REIT)	64,748	1,168,054
New York Mortgage Trust, Inc. (REIT)	148,000	922,040
Orchid Island Capital, Inc. (REIT) (x)	46,500	272,025
PennyMac Mortgage Investment Trust (REIT)	50,445	1,124,419
Ready Capital Corp. (REIT)	9,500	146,490
Redwood Trust, Inc. (REIT)	54,391	899,627
TPG RE Finance Trust, Inc. (REIT)	28,000	567,560
Western Asset Mortgage Capital Corp. (REIT)	25,800	266,514

		15,524,484

Thrifts & Mortgage Finance (2.1%)
Axos Financial, Inc.*	34,400	1,041,632
Bridgewater Bancshares, Inc.*	3,900	53,742
Capitol Federal Financial, Inc.	78,400	1,076,432
Columbia Financial, Inc.*	27,700	469,238
Entegra Financial Corp.*	200	6,032
ESSA Bancorp, Inc.	500	8,475
Essent Group Ltd.	53,700	2,791,863
Federal Agricultural Mortgage Corp., Class C	4,300	359,050
First Defiance Financial Corp.	9,500	299,155
Flagstar Bancorp, Inc.	22,600	864,450
FS Bancorp, Inc.	200	12,758
Hingham Institution for Savings	1,100	231,220
Home Bancorp, Inc.	4,700	184,193
HomeStreet, Inc.*	14,700	499,800
Kearny Financial Corp.	64,511	892,187
Luther Burbank Corp.	4,800	55,344
Merchants Bancorp	3,600	70,956
Meridian Bancorp, Inc.	31,000	622,790
Meta Financial Group, Inc.	20,800	759,408
MMA Capital Holdings, Inc.*	300	9,540
Mr Cooper Group, Inc.*	35,388	442,704
NMI Holdings, Inc., Class A*	34,800	1,154,664
Northfield Bancorp, Inc.	24,183	410,144
Northwest Bancshares, Inc.	55,110	916,479
OceanFirst Financial Corp.	33,479	855,054
Ocwen Financial Corp.*	119,800	164,126
OP Bancorp	200	2,074
PCSB Financial Corp.	1,300	26,325
PDL Community Bancorp*	600	8,820
PennyMac Financial Services, Inc.	24,200	823,768
Provident Financial Holdings, Inc.	400	8,760
Provident Financial Services, Inc.	38,216	942,024
Prudential Bancorp, Inc.	200	3,706
Radian Group, Inc.	123,600	3,109,776
Riverview Bancorp, Inc.	1,100	9,031
Southern Missouri Bancorp, Inc.	5,100	195,636
Sterling Bancorp, Inc.	4,300	34,830
Territorial Bancorp, Inc.	5,995	185,485
Timberland Bancorp, Inc.	500	14,870
TrustCo Bank Corp.	52,454	454,776
United Community Financial Corp.	26,200	305,492
Walker & Dunlop, Inc.	15,845	1,024,855
Washington Federal, Inc.	52,200	1,913,130
Waterstone Financial, Inc.	14,300	272,129
Western New England Bancorp, Inc.	16,900	162,747
WSFS Financial Corp.	29,553	1,300,036

		25,049,706

Total Financials		210,043,702

Health Care (17.8%)
Biotechnology (8.0%)
Abeona Therapeutics, Inc. (x)*	23,500	76,845
ACADIA Pharmaceuticals, Inc.*	62,700	2,682,306
Acceleron Pharma, Inc.*	25,500	1,352,010
Achillion Pharmaceuticals, Inc.*	82,700	498,681
Acorda Therapeutics, Inc.*	35,435	72,287
Adamas Pharmaceuticals, Inc.*	21,100	79,969
ADMA Biologics, Inc. (x)*	13,300	53,200
Aduro Biotech, Inc.*	47,900	56,522
Adverum Biotechnologies, Inc.*	30,000	345,600
Aeglea BioTherapeutics, Inc.*	5,900	45,076
Affimed NV (x)*	10,200	27,948
Agenus, Inc.*	71,800	292,226
AgeX Therapeutics, Inc. (x)*	6,450	11,739
Aimmune Therapeutics, Inc.*	24,200	809,974
Akcea Therapeutics, Inc. (x)*	10,600	179,564
Akebia Therapeutics, Inc.*	48,735	308,005
Akero Therapeutics, Inc. (x)*	1,600	35,512
Albireo Pharma, Inc. (x)*	3,000	76,260
Aldeyra Therapeutics, Inc. (x)*	7,600	44,156
Alector, Inc.*	13,800	237,774
Allakos, Inc. (x)*	9,800	934,528
Allogene Therapeutics, Inc. (x)*	21,951	570,287
AMAG Pharmaceuticals, Inc.*	30,800	374,836
Amicus Therapeutics, Inc.*	131,000	1,275,940
AnaptysBio, Inc.*	13,900	225,875
Anavex Life Sciences Corp. (x)*	3,500	9,065
Anika Therapeutics, Inc.*	11,100	575,535

See Notes to Financial Statements.

1490

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Apellis Pharmaceuticals, Inc.*	27,300	$835,926
Arcus Biosciences, Inc.*	16,600	167,660
Ardelyx, Inc.*	35,300	264,926
Arena Pharmaceuticals, Inc.*	27,733	1,259,633
ArQule, Inc.*	57,700	1,151,692
Arrowhead Pharmaceuticals, Inc.*	52,500	3,330,075
Assembly Biosciences, Inc.*	13,800	282,348
Atara Biotherapeutics, Inc.*	22,700	373,869
Athenex, Inc. (x)*	33,500	511,545
Athersys, Inc. (x)*	75,400	92,742
Audentes Therapeutics, Inc.*	24,800	1,484,032
Avid Bioservices, Inc.*	12,200	93,574
Avrobio, Inc.*	13,500	271,755
Axcella Health, Inc.*	600	2,406
Baudax Bio, Inc. (x)*	4,720	32,662
Beyondspring, Inc. (x)*	1,800	27,900
BioCryst Pharmaceuticals, Inc.*	73,900	254,955
Biohaven Pharmaceutical Holding Co. Ltd.*	23,100	1,257,564
BioSpecifics Technologies Corp.*	4,000	227,760
Bioxcel Therapeutics, Inc. (x)*	400	5,844
Blueprint Medicines Corp.*	27,600	2,211,036
Bridgebio Pharma, Inc. (x)*	12,700	445,135
Calithera Biosciences, Inc.*	27,400	156,454
Calyxt, Inc. (x)*	7,800	54,678
CareDx, Inc.*	23,300	502,581
CASI Pharmaceuticals, Inc. (x)*	17,000	52,530
Catalyst Pharmaceuticals, Inc.*	74,300	278,625
Celcuity, Inc.*	600	6,384
Cellular Biomedicine Group, Inc. (x)*	3,000	48,720
CEL-SCI Corp. (x)*	16,300	149,145
Checkpoint Therapeutics, Inc.*	1,200	2,064
ChemoCentryx, Inc.*	30,800	1,218,140
Chimerix, Inc.*	40,800	82,824
Clovis Oncology, Inc. (x)*	24,700	257,497
Coherus Biosciences, Inc.*	41,300	743,606
Concert Pharmaceuticals, Inc.*	16,800	154,980
Constellation Pharmaceuticals, Inc. (x)*	8,700	409,857
Corbus Pharmaceuticals Holdings, Inc. (x)*	43,200	235,872
Cortexyme, Inc. (x)*	6,400	359,296
Crinetics Pharmaceuticals, Inc.*	5,600	140,504
Cue Biopharma, Inc.*	1,600	25,400
Cyclerion Therapeutics, Inc.*	10,720	29,158
Cytokinetics, Inc.*	25,200	267,372
CytomX Therapeutics, Inc.*	29,300	243,483
Deciphera Pharmaceuticals, Inc.*	10,600	659,744
Denali Therapeutics, Inc. (x)*	25,300	440,726
Dicerna Pharmaceuticals, Inc.*	29,800	656,494
Dynavax Technologies Corp. (x)*	52,750	301,730
Eagle Pharmaceuticals, Inc.*	4,800	288,384
Editas Medicine, Inc.*	25,500	755,055
Eidos Therapeutics, Inc. (x)*	7,400	424,686
Eiger BioPharmaceuticals, Inc.*	4,500	67,050
Emergent BioSolutions, Inc.*	24,800	1,337,960
Enanta Pharmaceuticals, Inc.*	8,800	543,664
Enochian Biosciences, Inc. (x)*	400	2,008
Epizyme, Inc.*	45,600	1,121,760
Esperion Therapeutics, Inc. (x)*	12,800	763,264
Evelo Biosciences, Inc. (x)*	4,500	18,270
Fate Therapeutics, Inc.*	27,900	546,003
FibroGen, Inc.*	48,200	2,067,298
Five Prime Therapeutics, Inc.*	26,900	123,471
Flexion Therapeutics, Inc. (x)*	28,000	579,600
Forty Seven, Inc.*	13,200	519,684
G1 Therapeutics, Inc.*	19,100	504,813
Galectin Therapeutics, Inc. (x)*	3,000	8,580
Geron Corp. (x)*	90,511	123,095
Global Blood Therapeutics, Inc.*	34,000	2,702,660
GlycoMimetics, Inc.*	25,400	134,366
Gossamer Bio, Inc.*	24,400	381,372
Gritstone Oncology, Inc. (x)*	7,900	70,863
Halozyme Therapeutics, Inc.*	82,135	1,456,254
Harpoon Therapeutics, Inc.*	1,200	17,748
Heron Therapeutics, Inc.*	53,600	1,259,600
Homology Medicines, Inc.*	13,000	269,100
Hookipa Pharma, Inc.*	600	7,338
ImmunoGen, Inc.*	125,368	640,004
Immunomedics, Inc.*	99,000	2,094,840
Inovio Pharmaceuticals, Inc. (x)*	63,900	210,870
Insmed, Inc.*	50,000	1,194,000
Intellia Therapeutics, Inc. (x)*	26,700	391,689
Intercept Pharmaceuticals, Inc. (x)*	16,400	2,032,288
Intrexon Corp. (x)*	38,800	212,624
Invitae Corp. (x)*	49,000	790,370
Iovance Biotherapeutics, Inc.*	65,900	1,824,112
Ironwood Pharmaceuticals, Inc.*	105,700	1,406,867
Jounce Therapeutics, Inc.*	23,900	208,647
Kadmon Holdings, Inc. (x)*	88,000	398,640
KalVista Pharmaceuticals, Inc.*	3,400	60,554
Karyopharm Therapeutics, Inc. (x)*	42,200	808,974
Kezar Life Sciences, Inc.*	5,500	22,055
Kindred Biosciences, Inc.*	14,100	119,568
Kiniksa Pharmaceuticals Ltd., Class A*	8,200	90,692
Kodiak Sciences, Inc.*	13,300	956,935
Krystal Biotech, Inc.*	6,300	348,894
Kura Oncology, Inc.*	13,000	178,750
La Jolla Pharmaceutical Co. (x)*	47,400	186,282
Lexicon Pharmaceuticals, Inc. (x)*	39,111	162,311
Ligand Pharmaceuticals, Inc.*	12,826	1,337,624
Lineage Cell Therapeutics, Inc. (x)*	50,200	44,678
LogicBio Therapeutics, Inc. (x)*	1,200	8,640
MacroGenics, Inc.*	38,600	419,968
Madrigal Pharmaceuticals, Inc.*	6,500	592,215
Magenta Therapeutics, Inc. (x)*	5,700	86,412
MannKind Corp. (x)*	64,700	83,463
Marker Therapeutics, Inc. (x)*	6,200	17,856
Medicines Co. (The) (x)*	42,987	3,651,316
MediciNova, Inc. (x)*	11,700	78,858
MEI Pharma, Inc.*	3,900	9,672
MeiraGTx Holdings plc*	7,800	156,156
Mersana Therapeutics, Inc.*	5,500	31,515
Millendo Therapeutics, Inc.*	600	4,044
Minerva Neurosciences, Inc.*	40,100	285,111
Mirati Therapeutics, Inc.*	14,100	1,816,926
Molecular Templates, Inc.*	1,800	25,173

See Notes to Financial Statements.

1491

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Momenta Pharmaceuticals, Inc.*	54,428	$1,073,864
Morphic Holding, Inc. (x)*	1,300	22,308
Mustang Bio, Inc.*	2,900	11,832
Myriad Genetics, Inc.*	39,200	1,067,416
Natera, Inc.*	31,700	1,067,973
Neon Therapeutics, Inc. (x)*	1,200	1,416
NextCure, Inc.*	13,420	755,949
Novavax, Inc. (x)*	24,962	99,349
Oncocyte Corp. (x)*	3,600	8,100
OPKO Health, Inc. (x)*	179,600	264,012
Organogenesis Holdings, Inc.*	1,500	7,215
Palatin Technologies, Inc. (x)*	84,600	66,174
PDL BioPharma, Inc.*	111,727	362,554
Pfenex, Inc.*	3,000	32,940
PhaseBio Pharmaceuticals, Inc. (x)*	1,500	9,165
Pieris Pharmaceuticals, Inc.*	23,400	84,708
PolarityTE, Inc. (x)*	15,800	41,080
Portola Pharmaceuticals, Inc.*	42,500	1,014,900
Precision BioSciences, Inc. (x)*	4,900	68,061
Principia Biopharma, Inc.*	10,300	564,234
Progenics Pharmaceuticals, Inc.*	47,900	243,811
Protagonist Therapeutics, Inc.*	4,700	33,135
Prothena Corp. plc*	25,700	406,831
PTC Therapeutics, Inc.*	32,400	1,556,172
Puma Biotechnology, Inc.*	28,800	252,000
Ra Pharmaceuticals, Inc.*	19,800	929,214
Radius Health, Inc.*	25,500	514,080
REGENXBIO, Inc.*	22,800	934,116
Replimune Group, Inc.*	4,900	70,315
Retrophin, Inc.*	19,700	279,740
Rhythm Pharmaceuticals, Inc.*	9,300	213,528
Rigel Pharmaceuticals, Inc.*	83,040	177,706
Rocket Pharmaceuticals, Inc.*	14,700	334,572
Rubius Therapeutics, Inc. (x)*	22,000	209,000
Sangamo Therapeutics, Inc.*	56,600	473,742
Savara, Inc. (x)*	22,900	102,592
Scholar Rock Holding Corp. (x)*	8,100	106,758
Seres Therapeutics, Inc. (x)*	36,500	125,925
Solid Biosciences, Inc. (x)*	17,200	76,540
Sorrento Therapeutics, Inc. (x)*	72,100	243,698
Spectrum Pharmaceuticals, Inc.*	55,265	201,165
Spero Therapeutics, Inc.*	1,500	14,423
Stemline Therapeutics, Inc.*	24,600	261,498
Stoke Therapeutics, Inc.*	2,500	70,800
Sutro Biopharma, Inc.*	1,400	15,400
Syndax Pharmaceuticals, Inc.*	12,400	108,872
Synlogic, Inc.*	4,100	10,578
Synthorx, Inc.*	4,800	335,472
Syros Pharmaceuticals, Inc.*	11,800	81,538
TCR2 Therapeutics, Inc.*	3,600	51,408
TG Therapeutics, Inc. (x)*	55,300	613,830
Tocagen, Inc. (x)*	7,300	3,892
Translate Bio, Inc.*	13,600	110,704
Turning Point Therapeutics, Inc.*	15,783	983,123
Twist Bioscience Corp.*	12,000	252,000
Tyme Technologies, Inc. (x)*	36,300	50,820
Ultragenyx Pharmaceutical, Inc.*	34,600	1,477,766
UNITY Biotechnology, Inc. (x)*	21,800	157,178
UroGen Pharma Ltd. (x)*	10,600	353,722
Vanda Pharmaceuticals, Inc.*	34,600	567,786
VBI Vaccines, Inc. (x)*	47,400	65,412
Veracyte, Inc.*	26,400	737,088
Vericel Corp.*	21,900	381,060
Viking Therapeutics, Inc. (x)*	31,000	248,620
Voyager Therapeutics, Inc.*	14,200	198,090
X4 Pharmaceuticals, Inc.*	300	3,210
XBiotech, Inc. (x)*	5,300	98,925
Xencor, Inc. (x)*	32,200	1,107,358
Y-mAbs Therapeutics, Inc.*	13,300	415,625
ZIOPHARM Oncology, Inc. (x)*	89,225	421,142

		95,703,392

Health Care Equipment & Supplies (3.8%)
Accuray, Inc.*	61,847	174,409
Alphatec Holdings, Inc.*	2,100	14,899
AngioDynamics, Inc.*	16,200	259,362
Antares Pharma, Inc.*	78,900	370,830
Apyx Medical Corp.*	2,500	21,150
AtriCure, Inc.*	27,700	900,527
Atrion Corp.	800	601,200
Avanos Medical, Inc.*	26,300	886,310
Axogen, Inc.*	22,400	400,736
Axonics Modulation Technologies, Inc. (x)*	9,700	268,787
BioLife Solutions, Inc.*	3,800	61,484
BioSig Technologies, Inc. (x)*	2,500	14,800
Cardiovascular Systems, Inc.*	18,300	889,197
Cerus Corp.*	67,100	283,162
Conformis, Inc.*	15,600	23,400
CONMED Corp.	15,787	1,765,460
CryoLife, Inc.*	18,068	489,462
CryoPort, Inc. (x)*	13,200	217,272
Cutera, Inc.*	12,100	433,301
CytoSorbents Corp. (x)*	6,500	25,025
ElectroCore, Inc. (x)*	6,300	10,017
GenMark Diagnostics, Inc.*	32,700	157,287
Glaukos Corp.*	19,922	1,085,151
Globus Medical, Inc., Class A*	48,000	2,826,240
Haemonetics Corp.*	29,408	3,378,979
Heska Corp.*	3,200	307,008
Inogen, Inc.*	9,400	642,302
Integer Holdings Corp.*	17,518	1,408,973
IntriCon Corp. (x)*	5,200	93,600
Invacare Corp.	24,500	220,990
iRadimed Corp.*	4,000	93,520
iRhythm Technologies, Inc.*	13,300	905,597
Lantheus Holdings, Inc.*	27,800	570,178
LeMaitre Vascular, Inc.	9,200	330,740
LivaNova plc*	27,800	2,096,954
Meridian Bioscience, Inc.	25,677	250,864
Merit Medical Systems, Inc.*	33,607	1,049,211
Mesa Laboratories, Inc.	1,700	423,980
Misonix, Inc.*	700	13,027
Natus Medical, Inc.*	19,400	640,006
Neogen Corp.*	27,822	1,815,664
Neuronetics, Inc.*	5,000	22,450
Nevro Corp.*	15,900	1,868,886
Novocure Ltd.*	47,900	4,036,533
NuVasive, Inc.*	28,409	2,197,152
OraSure Technologies, Inc.*	31,086	249,621
Orthofix Medical, Inc.*	10,000	461,800

See Notes to Financial Statements.

1492

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
OrthoPediatrics Corp.*	5,800	$272,542
Pulse Biosciences, Inc. (x)*	9,600	128,736
Quidel Corp.*	18,300	1,373,049
Rockwell Medical, Inc. (x)*	36,900	90,036
RTI Surgical Holdings, Inc.*	42,449	116,310
SeaSpine Holdings Corp.*	3,900	46,839
Senseonics Holdings, Inc. (x)*	73,700	67,509
Shockwave Medical, Inc. (x)*	14,523	637,850
SI-BONE, Inc.*	7,600	163,400
Sientra, Inc.*	37,300	333,462
Silk Road Medical, Inc. (x)*	8,100	327,078
Soliton, Inc. (x)*	15,800	173,484
STAAR Surgical Co.*	23,200	815,944
Surmodics, Inc.*	7,821	324,024
Tactile Systems Technology, Inc.*	8,700	587,337
Tandem Diabetes Care, Inc.*	31,400	1,871,754
TransEnterix, Inc. (x)*	10,061	14,790
TransMedics Group, Inc. (x)*	4,200	79,842
Utah Medical Products, Inc.	2,400	258,960
Vapotherm, Inc.*	2,900	35,264
Varex Imaging Corp.*	21,600	643,896
ViewRay, Inc. (x)*	40,600	171,332
Wright Medical Group NV*	69,033	2,104,126
Zynex, Inc. (x)*	7,000	55,090

		45,950,157

Health Care Providers & Services (2.3%)
Addus HomeCare Corp.*	5,300	515,266
Amedisys, Inc.*	17,734	2,960,159
American Renal Associates Holdings, Inc.*	17,500	181,475
AMN Healthcare Services, Inc.*	27,200	1,694,832
Apollo Medical Holdings, Inc. (x)*	11,900	219,079
Avalon GloboCare Corp. (x)*	1,400	2,702
BioTelemetry, Inc.*	22,700	1,051,010
Brookdale Senior Living, Inc.*	104,400	758,988
Catasys, Inc. (x)*	2,600	42,406
Community Health Systems, Inc.*	90,000	261,000
CorVel Corp.*	7,300	637,728
Cross Country Healthcare, Inc.*	25,495	296,252
Diplomat Pharmacy, Inc.*	39,700	158,800
Ensign Group, Inc. (The)	28,800	1,306,656
Enzo Biochem, Inc.*	27,100	71,273
Genesis Healthcare, Inc.*	55,000	90,200
Hanger, Inc.*	20,500	566,005
HealthEquity, Inc.*	38,300	2,836,881
Joint Corp. (The)*	4,100	66,174
LHC Group, Inc.*	17,207	2,370,436
Magellan Health, Inc.*	13,815	1,081,024
National HealthCare Corp.	7,200	622,296
National Research Corp.	7,625	502,793
Option Care Health, Inc.*	86,300	321,899
Owens & Minor, Inc.	36,800	190,256
Patterson Cos., Inc.	45,800	937,984
Pennant Group, Inc. (The)*	14,400	476,208
PetIQ, Inc. (x)*	9,900	247,995
Providence Service Corp. (The)*	6,723	397,867
R1 RCM, Inc.*	57,500	746,350
RadNet, Inc.*	24,800	503,440
Select Medical Holdings Corp.*	59,303	1,384,132
Surgery Partners, Inc.*	24,800	388,244
Tenet Healthcare Corp.*	58,200	2,213,346
Tivity Health, Inc.*	33,301	677,509
Triple-S Management Corp., Class B*	14,543	268,900
US Physical Therapy, Inc.	6,907	789,815

		27,837,380

Health Care Technology (1.0%)
Allscripts Healthcare Solutions, Inc.*	104,000	1,020,760
Castlight Health, Inc., Class B*	60,150	80,000
Computer Programs & Systems, Inc.	8,902	235,013
Evolent Health, Inc., Class A*	37,700	341,185
Health Catalyst, Inc. (x)*	3,700	128,390
HealthStream, Inc.*	13,000	353,600
HMS Holdings Corp.*	50,429	1,492,698
Inovalon Holdings, Inc., Class A (x)*	35,900	675,638
Inspire Medical Systems, Inc.*	8,200	608,522
Livongo Health, Inc. (x)*	14,500	363,370
NextGen Healthcare, Inc.*	30,276	486,535
Omnicell, Inc.*	23,155	1,892,227
OptimizeRx Corp. (x)*	1,500	15,405
Phreesia, Inc.*	3,700	98,568
Simulations Plus, Inc.	5,500	159,885
Tabula Rasa HealthCare, Inc. (x)*	9,700	472,196
Teladoc Health, Inc. (x)*	40,400	3,382,288
Vocera Communications, Inc.*	15,700	325,932

		12,132,212

Life Sciences Tools & Services (0.9%)
Accelerate Diagnostics, Inc. (x)*	13,100	221,390
ChromaDex Corp. (x)*	6,700	28,877
Codexis, Inc.*	28,400	454,116
Fluidigm Corp.*	39,100	136,068
Luminex Corp.	21,519	498,380
Medpace Holdings, Inc.*	15,600	1,311,336
NanoString Technologies, Inc.*	14,700	408,954
NeoGenomics, Inc.*	54,300	1,588,275
Pacific Biosciences of California, Inc.*	115,600	594,184
Personalis, Inc.*	3,600	39,240
Quanterix Corp. (x)*	8,300	196,129
Repligen Corp.*	29,400	2,719,500
Syneos Health, Inc.*	35,200	2,093,520

		10,289,969

Pharmaceuticals (1.8%)
AcelRx Pharmaceuticals, Inc. (x)*	10,700	22,577
Acer Therapeutics, Inc. (x)*	4,700	18,847
Aclaris Therapeutics, Inc. (x)*	31,500	59,535
Aerie Pharmaceuticals, Inc. (x)*	31,300	756,521
Akorn, Inc.*	52,100	78,150
Amneal Pharmaceuticals, Inc.*	70,766	341,092
Amphastar Pharmaceuticals, Inc.*	20,400	393,516
ANI Pharmaceuticals, Inc.*	4,350	268,264
Arvinas, Inc.*	8,700	357,483
Assertio Therapeutics, Inc.*	54,500	68,125

See Notes to Financial Statements.

1493

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Axsome Therapeutics, Inc. (x)*	14,100	$1,457,376
BioDelivery Sciences International, Inc.*	23,400	147,888
Cara Therapeutics, Inc. (x)*	25,400	409,194
cbdMD, Inc. (x)*	2,200	4,972
Cerecor, Inc.*	1,300	7,007
Chiasma, Inc. (x)*	3,200	15,872
Collegium Pharmaceutical, Inc.*	21,500	442,470
Corcept Therapeutics, Inc.*	68,300	826,430
CorMedix, Inc. (x)*	3,600	26,208
Cymabay Therapeutics, Inc.*	57,700	113,092
Dermira, Inc. (x)*	27,400	415,384
Eloxx Pharmaceuticals, Inc. (x)*	7,900	58,144
Endo International plc*	125,100	586,719
Evofem Biosciences, Inc. (x)*	1,000	6,170
Evolus, Inc. (x)*	15,000	182,550
EyePoint Pharmaceuticals, Inc. (x)*	3,600	5,580
Innoviva, Inc.*	47,500	672,600
Intersect ENT, Inc.*	14,000	348,600
Intra-Cellular Therapies, Inc. (x)*	35,400	1,214,574
Kala Pharmaceuticals, Inc. (x)*	7,800	28,782
Lannett Co., Inc. (x)*	43,000	379,260
Liquidia Technologies, Inc.*	2,000	8,550
Mallinckrodt plc (x)*	46,000	160,540
Marinus Pharmaceuticals, Inc.*	8,200	17,712
Menlo Therapeutics, Inc.*	1,200	5,568
MyoKardia, Inc.*	25,100	1,829,413
NGM Biopharmaceuticals, Inc. (x)*	4,400	81,356
Ocular Therapeutix, Inc. (x)*	43,200	170,640
Odonate Therapeutics, Inc.*	6,600	214,170
Omeros Corp. (x)*	23,200	326,888
Optinose, Inc. (x)*	15,600	143,832
Osmotica Pharmaceuticals plc (x)*	3,500	24,465
Pacira BioSciences, Inc.*	20,600	933,180
Paratek Pharmaceuticals, Inc. (x)*	19,300	77,779
Phibro Animal Health Corp., Class A	9,050	224,712
Prestige Consumer Healthcare, Inc.*	29,800	1,206,900
Reata Pharmaceuticals, Inc., Class A*	12,600	2,575,818
Recro Pharma, Inc.*	11,800	216,294
resTORbio, Inc. (x)*	6,200	9,238
Revance Therapeutics, Inc.*	19,800	321,354
SIGA Technologies, Inc. (x)*	23,300	111,141
Strongbridge Biopharma plc*	1,800	3,762
Supernus Pharmaceuticals, Inc.*	26,500	628,580
TherapeuticsMD, Inc. (x)*	96,200	232,804
Theravance Biopharma, Inc.*	23,000	595,470
Tricida, Inc. (x)*	12,300	464,202
Verrica Pharmaceuticals, Inc.*	3,500	55,615
WaVe Life Sciences Ltd. (x)*	9,600	76,944
Xeris Pharmaceuticals, Inc. (x)*	10,400	73,320
Zogenix, Inc.*	23,212	1,210,042
Zynerba Pharmaceuticals, Inc. (x)*	19,600	118,384

		21,831,655

Total Health Care		213,744,765

Industrials (15.6%)
Aerospace & Defense (1.3%)
AAR Corp.	19,012	857,441
Aerojet Rocketdyne Holdings, Inc.*	39,300	1,794,438
AeroVironment, Inc.*	11,621	717,481
Astronics Corp.*	19,200	536,640
Axon Enterprise, Inc.*	33,600	2,462,208
Cubic Corp.	17,186	1,092,514
Ducommun, Inc.*	5,600	282,968
Kratos Defense & Security Solutions, Inc.*	48,500	873,485
Maxar Technologies, Inc. (x)	39,400	617,398
Mercury Systems, Inc.*	30,200	2,087,122
Moog, Inc., Class A	18,353	1,566,062
National Presto Industries, Inc.	3,500	309,365
Park Aerospace Corp.	11,172	181,768
Parsons Corp.*	10,600	437,568
Triumph Group, Inc.	27,900	705,033
Vectrus, Inc.*	6,100	312,686
Wesco Aircraft Holdings, Inc.*	26,100	287,622

		15,121,799

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	29,400	689,724
Atlas Air Worldwide Holdings, Inc.*	14,327	394,995
Echo Global Logistics, Inc.*	13,800	285,660
Forward Air Corp.	17,140	1,198,943
Hub Group, Inc., Class A*	19,033	976,203
Radiant Logistics, Inc.*	27,000	150,390

		3,695,915

Airlines (0.5%)
Allegiant Travel Co.	7,577	1,318,701
Hawaiian Holdings, Inc.	30,300	887,487
SkyWest, Inc.	29,400	1,900,122
Spirit Airlines, Inc.*	38,300	1,543,873

		5,650,183

Building Products (1.5%)
AAON, Inc.	23,200	1,146,312
Advanced Drainage Systems, Inc.	24,400	947,696
American Woodmark Corp.*	7,900	825,629
Apogee Enterprises, Inc.	15,900	516,750
Armstrong Flooring, Inc.*	16,000	68,320
Builders FirstSource, Inc.*	61,600	1,565,256
Caesarstone Ltd.	13,500	203,445
Continental Building Products, Inc.*	20,200	735,886
Cornerstone Building Brands, Inc.*	36,300	308,913
CSW Industrials, Inc.	8,300	639,100
Gibraltar Industries, Inc.*	18,200	918,008
Griffon Corp.	16,443	334,286
Insteel Industries, Inc.	5,900	126,791
JELD-WEN Holding, Inc.*	38,026	890,189
Masonite International Corp.*	17,000	1,227,570
Patrick Industries, Inc.	13,725	719,602
PGT Innovations, Inc.*	32,300	481,593

See Notes to Financial Statements.

1494

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Quanex Building Products Corp.	14,967	$255,636
Simpson Manufacturing Co., Inc.	23,819	1,910,998
Trex Co., Inc.*	33,400	3,001,992
Universal Forest Products, Inc.	34,062	1,624,758

		18,448,730

Commercial Services & Supplies (2.7%)
ABM Industries, Inc.	36,832	1,388,935
ACCO Brands Corp.	60,986	570,829
Advanced Disposal Services, Inc.*	40,500	1,331,235
Brady Corp., Class A	26,641	1,525,464
BrightView Holdings, Inc.*	17,800	300,286
Brink’s Co. (The)	28,200	2,557,176
Casella Waste Systems, Inc., Class A*	30,700	1,413,121
CECO Environmental Corp.*	16,300	124,858
Charah Solutions, Inc. (x)*	100	244
Cimpress plc (x)*	11,200	1,408,624
Covanta Holding Corp.	67,100	995,764
Deluxe Corp.	28,061	1,400,805
Ennis, Inc.	12,456	269,672
Healthcare Services Group, Inc.	39,669	964,750
Heritage-Crystal Clean, Inc.*	6,000	188,220
Herman Miller, Inc.	34,391	1,432,385
HNI Corp.	26,041	975,496
Interface, Inc.	40,298	668,544
Kimball International, Inc., Class B	20,200	417,534
Knoll, Inc.	26,658	673,381
Matthews International Corp., Class A	18,359	700,763
McGrath RentCorp	13,445	1,029,080
Mobile Mini, Inc.	24,495	928,605
MSA Safety, Inc.	20,007	2,528,085
NL Industries, Inc.*	6,445	25,200
PICO Holdings, Inc.*	11,600	128,992
Pitney Bowes, Inc.	105,100	423,553
Quad/Graphics, Inc.	15,500	72,385
RR Donnelley & Sons Co.	28,300	111,785
SP Plus Corp.*	10,000	424,300
Steelcase, Inc., Class A	47,672	975,369
Team, Inc.*	11,200	178,864
Tetra Tech, Inc.	33,537	2,889,548
UniFirst Corp.	8,705	1,758,236
US Ecology, Inc.	12,731	737,252
Viad Corp.	11,124	750,870
VSE Corp.	3,900	148,356

		32,418,566

Construction & Engineering (1.0%)
Aegion Corp.*	21,262	475,631
Ameresco, Inc., Class A*	5,700	99,750
Arcosa, Inc.	27,500	1,225,125
Argan, Inc.	7,100	284,994
Comfort Systems USA, Inc.	20,743	1,034,039
Concrete Pumping Holdings, Inc.*	2,400	13,128
Construction Partners, Inc., Class A*	200	3,374
Dycom Industries, Inc.*	17,516	825,879
EMCOR Group, Inc.	34,599	2,985,894
Granite Construction, Inc.	26,435	731,456
Great Lakes Dredge & Dock Corp.*	31,200	353,496
IES Holdings, Inc.*	4,600	118,036
MasTec, Inc.*	38,062	2,442,058
MYR Group, Inc.*	5,400	175,986
NV5 Global, Inc.*	6,400	322,880
Primoris Services Corp.	21,700	482,608
Sterling Construction Co., Inc.*	1,000	14,080
Tutor Perini Corp.*	20,595	264,852
WillScot Corp.*	29,200	539,908

		12,393,174

Electrical Equipment (0.9%)
Allied Motion Technologies, Inc.	1,800	87,300
American Superconductor Corp. (x)*	2,500	19,625
Atkore International Group, Inc.*	26,200	1,060,052
AZZ, Inc.	14,586	670,227
Bloom Energy Corp., Class A (x)*	5,600	41,832
Encore Wire Corp.	11,628	667,447
Energous Corp. (x)*	3,400	6,018
EnerSys	25,039	1,873,668
Generac Holdings, Inc.*	35,400	3,560,886
Plug Power, Inc. (x)*	89,700	283,452
Powell Industries, Inc.	3,800	186,162
Sunrun, Inc. (x)*	67,000	925,270
Thermon Group Holdings, Inc.*	18,400	493,120
TPI Composites, Inc.*	16,300	301,713
Vicor Corp.*	9,400	439,168
Vivint Solar, Inc. (x)*	39,400	286,044

		10,901,984

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	20,826	717,664

Machinery (3.9%)
Actuant Corp., Class A	32,513	846,313
Alamo Group, Inc.	5,400	677,970
Albany International Corp., Class A	16,391	1,244,405
Altra Industrial Motion Corp.	33,531	1,214,158
Astec Industries, Inc.	10,543	442,806
Barnes Group, Inc.	29,106	1,803,408
Blue Bird Corp.*	3,700	84,804
Briggs & Stratton Corp.	19,944	132,827
Chart Industries, Inc.*	19,421	1,310,723
CIRCOR International, Inc.*	9,509	439,696
Columbus McKinnon Corp.	11,100	444,333
Commercial Vehicle Group, Inc.*	2,900	18,415
Douglas Dynamics, Inc.	12,500	687,500
Energy Recovery, Inc. (x)*	24,700	241,813
EnPro Industries, Inc.	12,954	866,364
ESCO Technologies, Inc.	14,552	1,346,060
Evoqua Water Technologies Corp.*	42,270	801,016
Federal Signal Corp.	34,400	1,109,400
Franklin Electric Co., Inc.	26,452	1,516,229
Gencor Industries, Inc.*	900	10,503
Gorman-Rupp Co. (The)	8,737	327,637
Graham Corp.	6,500	142,220
Greenbrier Cos., Inc. (The)	16,300	528,609

See Notes to Financial Statements.

1495

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Harsco Corp.*	46,500	$1,069,965
Helios Technologies, Inc.	20,950	968,518
Hillenbrand, Inc.	41,438	1,380,300
Hurco Cos., Inc.	3,000	115,080
Hyster-Yale Materials Handling, Inc.	4,900	288,904
John Bean Technologies Corp.	18,031	2,031,372
Kadant, Inc.	6,200	653,108
Kennametal, Inc.	44,700	1,648,983
LB Foster Co., Class A*	800	15,504
Lindsay Corp.	6,075	583,139
Luxfer Holdings plc	15,400	285,054
Lydall, Inc.*	7,900	162,108
Manitowoc Co., Inc. (The)*	14,975	262,063
Meritor, Inc.*	47,235	1,237,085
Miller Industries, Inc.	6,200	230,206
Mueller Industries, Inc.	32,514	1,032,319
Mueller Water Products, Inc., Class A	89,493	1,072,126
Navistar International Corp.*	28,600	827,684
NN, Inc.	14,300	132,275
Omega Flex, Inc.	1,200	128,748
Park-Ohio Holdings Corp.	5,100	171,615
Proto Labs, Inc.*	16,900	1,716,195
RBC Bearings, Inc.*	14,700	2,327,598
REV Group, Inc.	23,500	287,405
Rexnord Corp.*	59,600	1,944,152
Spartan Motors, Inc.	15,400	278,432
SPX Corp.*	23,500	1,195,680
SPX FLOW, Inc.*	29,200	1,427,004
Standex International Corp.	7,279	577,589
Tennant Co.	11,231	875,120
Terex Corp.	35,900	1,069,102
Titan International, Inc.	21,000	76,020
TriMas Corp.*	26,900	844,929
Twin Disc, Inc.*	500	5,510
Wabash National Corp.	34,300	503,867
Watts Water Technologies, Inc., Class A	16,359	1,631,974
Welbilt, Inc.*	73,500	1,147,335

		46,441,277

Marine (0.1%)
Costamare, Inc.	18,800	179,164
Eagle Bulk Shipping, Inc.*	9,200	42,320
Genco Shipping & Trading Ltd.	9,000	95,580
Matson, Inc.	24,800	1,011,840
Safe Bulkers, Inc.*	5,400	9,180
Scorpio Bulkers, Inc.	34,000	216,580

		1,554,664

Professional Services (1.5%)
Acacia Research Corp.*	28,941	76,983
ASGN, Inc.*	29,200	2,072,324
Barrett Business Services, Inc.	3,300	298,518
BG Staffing, Inc.	1,300	28,457
CBIZ, Inc.*	27,400	738,704
CRA International, Inc.	4,200	228,774
Exponent, Inc.	29,292	2,021,441
Forrester Research, Inc.*	4,400	183,480
Franklin Covey Co.*	5,800	186,934
FTI Consulting, Inc.*	23,500	2,600,510
GP Strategies Corp.*	6,400	84,672
Heidrick & Struggles International, Inc.	6,600	214,500
Huron Consulting Group, Inc.*	12,444	855,151
ICF International, Inc.	10,400	952,848
InnerWorkings, Inc.*	19,200	105,792
Insperity, Inc.	21,374	1,839,019
Kelly Services, Inc., Class A	16,534	373,338
Kforce, Inc.	12,100	480,370
Korn Ferry	32,852	1,392,925
Mistras Group, Inc.*	10,300	146,981
Resources Connection, Inc.	18,195	297,124
TriNet Group, Inc.*	28,100	1,590,741
TrueBlue, Inc.*	24,015	577,801
Upwork, Inc.*	19,200	204,864
Willdan Group, Inc. (x)*	1,200	38,136

		17,590,387

Road & Rail (0.5%)
ArcBest Corp.	15,400	425,040
Avis Budget Group, Inc.*	33,300	1,073,592
Covenant Transportation Group, Inc., Class A*	6,200	80,135
Daseke, Inc.*	4,400	13,904
Heartland Express, Inc.	29,355	617,923
Hertz Global Holdings, Inc.*	57,448	904,806
Marten Transport Ltd.	21,916	470,975
Roadrunner Transportation Systems, Inc. (x)*	1,100	10,131
Saia, Inc.*	13,800	1,285,056
Universal Logistics Holdings, Inc.	3,200	60,672
US Xpress Enterprises, Inc., Class A*	4,100	20,623
Werner Enterprises, Inc.	25,566	930,346
YRC Worldwide, Inc. (x)*	7,500	19,125

		5,912,328

Trading Companies & Distributors (1.4%)
Aircastle Ltd.	26,955	862,830
Applied Industrial Technologies, Inc.	20,888	1,393,021
Beacon Roofing Supply, Inc.*	37,976	1,214,472
BMC Stock Holdings, Inc.*	46,400	1,331,216
CAI International, Inc.*	4,400	127,512
DXP Enterprises, Inc.*	7,000	278,670
Foundation Building Materials, Inc.*	14,900	288,315
GATX Corp.	23,100	1,913,835
General Finance Corp.*	1,100	12,177
GMS, Inc.*	22,400	606,592
H&E Equipment Services, Inc.	17,900	598,397
Herc Holdings, Inc.*	13,900	680,266
Kaman Corp.	16,392	1,080,561
Lawson Products, Inc.*	1,200	62,520
MRC Global, Inc.*	58,200	793,848
NOW, Inc.*	60,500	680,020
Rush Enterprises, Inc., Class A	16,900	785,850
Rush Enterprises, Inc., Class B	4,300	196,510
SiteOne Landscape Supply, Inc.*	22,300	2,021,495
Systemax, Inc.	10,771	270,998
Textainer Group Holdings Ltd.*	10,400	111,384
Titan Machinery, Inc.*	9,300	137,454
Transcat, Inc.*	600	19,116
Triton International Ltd.	29,200	1,173,840

See Notes to Financial Statements.

1496

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Veritiv Corp.*	2,200	$43,274
Willis Lease Finance Corp.*	900	53,019

		16,737,192

Total Industrials		187,583,863

Information Technology (13.4%)
Communications Equipment (1.1%)
Acacia Communications, Inc.*	21,200	1,437,572
ADTRAN, Inc.	23,906	236,430
Applied Optoelectronics, Inc. (x)*	6,500	77,220
CalAmp Corp.*	12,700	121,666
Calix, Inc.*	30,000	240,000
Casa Systems, Inc.*	18,400	75,256
Clearfield, Inc.*	7,600	105,944
Comtech Telecommunications Corp.	11,300	401,037
DASAN Zhone Solutions, Inc.*	1,500	13,290
Digi International, Inc.*	16,700	295,924
Extreme Networks, Inc.*	57,500	423,775
Harmonic, Inc.*	54,259	423,220
Infinera Corp.*	86,261	684,912
InterDigital, Inc.	19,925	1,085,713
KVH Industries, Inc.*	1,200	13,356
Lumentum Holdings, Inc.*	47,435	3,761,596
NETGEAR, Inc.*	18,629	456,597
NetScout Systems, Inc.*	51,154	1,231,277
Plantronics, Inc.	19,059	521,073
Ribbon Communications, Inc.*	30,848	95,629
TESSCO Technologies, Inc.	1,200	13,464
Viavi Solutions, Inc.*	132,700	1,990,500

		13,705,451

Electronic Equipment, Instruments & Components (2.7%)
Airgain, Inc.*	2,300	24,587
Akoustis Technologies, Inc. (x)*	9,700	77,600
Anixter International, Inc.*	16,658	1,534,202
Arlo Technologies, Inc.*	43,190	181,830
AVX Corp.	26,100	534,267
Badger Meter, Inc.	17,060	1,107,706
Bel Fuse, Inc., Class B	5,600	114,800
Belden, Inc.	25,035	1,376,925
Benchmark Electronics, Inc.	28,448	977,473
Coda Octopus Group, Inc. (x)*	6,000	50,220
CTS Corp.	18,000	540,180
Daktronics, Inc.	25,800	157,122
ePlus, Inc.*	7,300	615,317
Fabrinet*	20,000	1,296,800
FARO Technologies, Inc.*	10,567	532,048
Fitbit, Inc., Class A (x)*	100,000	657,000
II-VI, Inc.*	48,071	1,618,551
Insight Enterprises, Inc.*	20,443	1,436,939
Iteris, Inc.*	6,900	34,431
Itron, Inc.*	18,900	1,586,655
KEMET Corp.	26,200	708,710
Kimball Electronics, Inc.*	14,700	257,985
Knowles Corp.*	50,700	1,072,305
Methode Electronics, Inc.	20,900	822,415
MTS Systems Corp.	10,502	504,411
Napco Security Technologies, Inc.*	3,100	91,109
nLight, Inc.*	22,700	460,356
Novanta, Inc.*	19,300	1,706,892
OSI Systems, Inc.*	10,068	1,014,250
PAR Technology Corp. (x)*	3,300	101,442
PC Connection, Inc.	6,100	302,926
Plexus Corp.*	19,175	1,475,325
Rogers Corp.*	10,384	1,295,196
Sanmina Corp.*	42,200	1,444,928
ScanSource, Inc.*	15,039	555,691
Tech Data Corp.*	20,700	2,972,520
TTM Technologies, Inc.*	52,901	796,160
Vishay Intertechnology, Inc.	76,500	1,628,685
Vishay Precision Group, Inc.*	6,800	231,200
Wrap Technologies, Inc. (x)*	3,000	19,170

		31,916,329

IT Services (2.2%)
Brightcove, Inc.*	23,000	199,870
Cardtronics plc, Class A*	25,900	1,156,435
Cass Information Systems, Inc.	9,478	547,260
Conduent, Inc.*	97,900	606,980
CSG Systems International, Inc.	18,365	950,940
Endurance International Group Holdings, Inc.*	36,900	173,430
EVERTEC, Inc.	37,900	1,290,116
Evo Payments, Inc., Class A*	23,900	631,199
Exela Technologies, Inc. (x)*	800	326
ExlService Holdings, Inc.*	18,700	1,298,902
GTT Communications, Inc. (x)*	1,600	18,160
Hackett Group, Inc. (The)	15,919	256,933
I3 Verticals, Inc., Class A*	6,600	186,450
Information Services Group, Inc.*	1,600	4,048
International Money Express, Inc. (x)*	3,800	45,752
KBR, Inc.	82,500	2,516,250
Limelight Networks, Inc.*	31,200	127,296
LiveRamp Holdings, Inc.*	37,785	1,816,325
ManTech International Corp., Class A	14,141	1,129,583
MAXIMUS, Inc.	36,868	2,742,611
NIC, Inc.	36,455	814,769
Paysign, Inc. (x)*	32,600	330,890
Perficient, Inc.*	21,700	999,719
Perspecta, Inc.	80,300	2,123,132
PRGX Global, Inc.*	700	3,444
Science Applications International Corp.	33,565	2,920,826
StarTek, Inc.*	1,800	14,364
Sykes Enterprises, Inc.*	21,699	802,646
TTEC Holdings, Inc.	7,425	294,178
Tucows, Inc., Class A (x)*	3,800	234,764
Unisys Corp.*	24,264	287,771
Verra Mobility Corp.*	71,700	1,003,083
Virtusa Corp.*	16,500	747,945

		26,276,397

Semiconductors & Semiconductor Equipment (2.8%)
Adesto Technologies Corp. (x)*	4,000	34,000
Advanced Energy Industries, Inc.*	22,703	1,616,454

See Notes to Financial Statements.

1497

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Alpha & Omega Semiconductor Ltd.*	14,800	$201,576
Ambarella, Inc.*	18,400	1,114,304
Amkor Technology, Inc.*	57,800	751,400
Axcelis Technologies, Inc.*	16,700	402,387
AXT, Inc.*	10,700	46,545
Brooks Automation, Inc.	39,150	1,642,734
Cabot Microelectronics Corp.	17,980	2,594,874
CEVA, Inc.*	11,400	307,344
Cirrus Logic, Inc.*	36,467	3,005,245
Cohu, Inc.	22,631	517,118
Diodes, Inc.*	21,908	1,234,954
DSP Group, Inc.*	3,500	55,090
Enphase Energy, Inc. (x)*	64,500	1,685,385
FormFactor, Inc.*	39,481	1,025,322
GSI Technology, Inc.*	1,300	9,217
Ichor Holdings Ltd.*	7,200	239,544
Impinj, Inc. (x)*	9,500	245,670
Inphi Corp.*	29,200	2,161,384
Lattice Semiconductor Corp.*	68,900	1,318,746
MACOM Technology Solutions Holdings, Inc.*	23,213	617,466
MaxLinear, Inc.*	41,693	884,725
NeoPhotonics Corp.*	35,600	313,992
NVE Corp.	2,343	167,290
Onto Innovation, Inc.*	23,632	863,513
PDF Solutions, Inc.*	14,000	236,460
Photronics, Inc.*	35,100	553,176
Power Integrations, Inc.	15,724	1,555,261
Rambus, Inc.*	62,400	859,560
Semtech Corp.*	37,096	1,962,378
Silicon Laboratories, Inc.*	23,700	2,748,726
SMART Global Holdings, Inc.*	7,400	280,756
Synaptics, Inc.*	20,137	1,324,411
Ultra Clean Holdings, Inc.*	22,200	521,034
Veeco Instruments, Inc.*	26,786	393,352
Xperi Corp.	28,310	523,735

		34,015,128

Software (4.4%)
8x8, Inc.*	50,600	925,980
A10 Networks, Inc.*	26,700	183,429
ACI Worldwide, Inc.*	66,216	2,508,593
Agilysys, Inc.*	3,300	83,853
Alarm.com Holdings, Inc.*	20,800	893,776
Altair Engineering, Inc., Class A*	21,800	782,838
American Software, Inc., Class A	16,300	242,544
Appfolio, Inc., Class A*	8,200	901,590
Appian Corp. (x)*	17,600	672,496
Avaya Holdings Corp.*	58,500	789,750
Benefitfocus, Inc.*	15,600	342,264
Blackbaud, Inc.	27,087	2,156,125
Blackline, Inc.*	24,200	1,247,752
Bottomline Technologies DE, Inc.*	23,491	1,259,118
Box, Inc., Class A*	81,100	1,360,858
ChannelAdvisor Corp.*	16,700	150,968
Cision Ltd.*	51,800	516,446
Cloudera, Inc. (x)*	135,311	1,573,667
CommVault Systems, Inc.*	22,214	991,633
Cornerstone OnDemand, Inc.*	34,800	2,037,540
Digimarc Corp. (x)*	5,900	198,004
Digital Turbine, Inc.*	30,600	218,178
Ebix, Inc. (x)	14,500	484,445
eGain Corp.*	4,600	36,432
Envestnet, Inc.*	27,000	1,880,010
Everbridge, Inc.*	18,500	1,444,480
Five9, Inc.*	33,300	2,183,814
ForeScout Technologies, Inc.*	23,000	754,400
GTY Technology Holdings, Inc. (x)*	3,300	19,437
Ideanomics, Inc.*	13,100	11,210
Instructure, Inc.*	17,500	843,675
Intelligent Systems Corp. (x)*	2,400	95,856
j2 Global, Inc.	27,578	2,584,334
LivePerson, Inc.*	40,600	1,502,200
Majesco*	300	2,475
MicroStrategy, Inc., Class A*	5,409	771,486
Mitek Systems, Inc.*	29,000	221,850
MobileIron, Inc.*	43,100	209,466
Model N, Inc.*	14,500	508,515
OneSpan, Inc.*	15,900	272,208
Phunware, Inc.*	14,200	16,898
Progress Software Corp.	28,777	1,195,684
PROS Holdings, Inc.*	18,600	1,114,512
Q2 Holdings, Inc.*	23,300	1,889,164
QAD, Inc., Class A	5,100	259,743
Qualys, Inc.*	21,700	1,809,129
Rapid7, Inc.*	27,200	1,523,744
Rimini Street, Inc.*	2,000	7,760
SailPoint Technologies Holding, Inc.*	48,500	1,144,600
SecureWorks Corp., Class A (x)*	19,800	329,868
SharpSpring, Inc. (x)*	3,400	38,998
ShotSpotter, Inc. (x)*	3,300	84,150
SPS Commerce, Inc.*	19,200	1,064,064
SVMK, Inc.*	47,500	848,825
Synchronoss Technologies, Inc. (x)*	6,500	30,875
Telaria, Inc.*	5,200	45,812
Telenav, Inc.*	22,100	107,406
Tenable Holdings, Inc.*	16,500	395,340
TiVo Corp.	67,194	569,805
Upland Software, Inc.*	12,700	453,517
Varonis Systems, Inc.*	15,600	1,212,276
Verint Systems, Inc.*	35,751	1,979,175
VirnetX Holding Corp. (x)*	7,800	29,640
Workiva, Inc.*	19,800	832,590
Yext, Inc. (x)*	62,600	902,692
Zix Corp.*	14,200	96,276
Zuora, Inc., Class A*	48,200	690,706

		52,536,944

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp. (x)*	60,700	531,125
AstroNova, Inc.	1,100	15,092
Avid Technology, Inc.*	17,200	147,576
Diebold Nixdorf, Inc.*	51,500	543,840
Immersion Corp.*	21,600	160,488
Sonim Technologies, Inc. (x)*	2,800	10,164
Stratasys Ltd. (x)*	28,800	582,480

		1,990,765

Total Information Technology		160,441,014

See Notes to Financial Statements.

1498

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EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Materials (3.9%)
Chemicals (1.9%)
AdvanSix, Inc.*	15,700	$313,372
American Vanguard Corp.	13,400	260,898
Balchem Corp.	17,985	1,827,815
Chase Corp.	4,100	485,768
Ferro Corp.*	52,173	773,726
Flotek Industries, Inc.*	9,800	19,600
FutureFuel Corp.	13,500	167,265
GCP Applied Technologies, Inc.*	40,100	910,671
Hawkins, Inc.	4,000	183,240
HB Fuller Co.	28,859	1,488,259
Ingevity Corp.*	24,100	2,105,858
Innophos Holdings, Inc.	10,313	329,810
Innospec, Inc.	13,600	1,406,784
Intrepid Potash, Inc.*	5,900	15,989
Koppers Holdings, Inc.*	10,713	409,451
Kraton Corp.*	17,000	430,440
Kronos Worldwide, Inc. (x)	1,700	22,780
Livent Corp.*	83,771	716,242
LSB Industries, Inc.*	25,000	105,000
Marrone Bio Innovations, Inc.*	2,000	2,020
Minerals Technologies, Inc.	19,850	1,143,955
OMNOVA Solutions, Inc.*	17,500	176,925
Orion Engineered Carbons SA	33,700	650,410
PolyOne Corp.	48,200	1,773,278
PQ Group Holdings, Inc.*	21,400	367,652
Quaker Chemical Corp.	7,400	1,217,448
Rayonier Advanced Materials, Inc.	19,600	75,264
Sensient Technologies Corp.	25,525	1,686,947
Stepan Co.	11,288	1,156,343
Trecora Resources*	10,800	77,220
Tredegar Corp.	10,929	244,263
Trinseo SA	25,400	945,134
Tronox Holdings plc, Class A	49,000	559,580
Valhi, Inc.	1,000	1,870

		22,051,277

Construction Materials (0.2%)
Forterra, Inc. (x)*	17,300	199,988
Summit Materials, Inc., Class A*	63,188	1,510,193
United States Lime & Minerals, Inc.	300	27,090
US Concrete, Inc.*	8,900	370,774

		2,108,045

Containers & Packaging (0.1%)
Greif, Inc., Class A	14,700	649,740
Greif, Inc., Class B	3,100	160,487
Myers Industries, Inc.	17,400	290,232
UFP Technologies, Inc.*	2,800	138,908

		1,239,367

Metals & Mining (1.3%)
AK Steel Holding Corp. (x)*	181,436	596,924
Allegheny Technologies, Inc.*	70,900	1,464,794
Carpenter Technology Corp.	28,500	1,418,730
Century Aluminum Co.*	18,500	139,028
Cleveland-Cliffs, Inc. (x)	165,230	1,387,932
Coeur Mining, Inc.*	133,936	1,082,203
Commercial Metals Co.	65,900	1,467,593
Compass Minerals International, Inc.	19,400	1,182,624
Gold Resource Corp.	51,800	286,972
Haynes International, Inc.	6,633	237,329
Hecla Mining Co.	242,709	822,784
Kaiser Aluminum Corp.	10,191	1,130,080
Materion Corp.	11,445	680,405
Novagold Resources, Inc.*	130,900	1,172,864
Olympic Steel, Inc.	6,800	121,856
Ramaco Resources, Inc. (x)*	700	2,506
Ryerson Holding Corp.*	16,300	192,829
Schnitzer Steel Industries, Inc., Class A	13,000	281,840
SunCoke Energy, Inc.	49,410	307,824
TimkenSteel Corp.*	13,500	106,110
Warrior Met Coal, Inc.	23,900	505,007
Worthington Industries, Inc.	27,480	1,159,106

		15,747,340

Paper & Forest Products (0.4%)
Boise Cascade Co.	22,700	829,231
Clearwater Paper Corp.*	7,438	158,876
Louisiana-Pacific Corp.	66,448	1,971,512
Neenah, Inc.	9,500	669,085
PH Glatfelter Co.	28,215	516,335
Schweitzer-Mauduit International, Inc.	16,964	712,318
Verso Corp., Class A*	16,100	290,283

		5,147,640

Total Materials		46,293,669

Real Estate (7.7%)
Equity Real Estate Investment Trusts (REITs) (6.9%)
Acadia Realty Trust (REIT)	45,373	1,176,522
Agree Realty Corp. (REIT)	21,300	1,494,621
Alexander & Baldwin, Inc. (REIT)	42,186	884,219
Alexander’s, Inc. (REIT)	1,175	388,161
American Assets Trust, Inc. (REIT)	24,218	1,111,606
American Finance Trust, Inc. (REIT)	60,500	802,230
Armada Hoffler Properties, Inc. (REIT)	25,400	466,090
Ashford Hospitality Trust, Inc. (REIT)	76,100	212,319
Bluerock Residential Growth REIT, Inc. (REIT)	18,700	225,335
Braemar Hotels & Resorts, Inc. (REIT)	25,788	230,287
BRT Apartments Corp. (REIT)	2,100	35,637
CareTrust REIT, Inc. (REIT)	54,013	1,114,288
CatchMark Timber Trust, Inc. (REIT), Class A	22,500	258,075
CBL & Associates Properties, Inc. (REIT) (x)	124,700	130,935
Cedar Realty Trust, Inc. (REIT)	65,200	192,340
Chatham Lodging Trust (REIT)	37,100	680,414
CIM Commercial Trust Corp. (REIT)	366	5,307
City Office REIT, Inc. (REIT)	18,300	247,416
Clipper Realty, Inc. (REIT)	4,200	44,520
Community Healthcare Trust, Inc. (REIT)	8,500	364,310
CoreCivic, Inc. (REIT)	66,400	1,154,032
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	5,600	250,376
CorePoint Lodging, Inc. (REIT)	22,450	239,766
DiamondRock Hospitality Co. (REIT)	115,298	1,277,502

See Notes to Financial Statements.

1499

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Easterly Government Properties, Inc. (REIT)	38,100	$904,113
EastGroup Properties, Inc. (REIT)	20,527	2,723,317
Essential Properties Realty Trust, Inc. (REIT)	45,400	1,126,374
Farmland Partners, Inc. (REIT) (x)	26,500	179,670
First Industrial Realty Trust, Inc. (REIT)	69,230	2,873,737
Four Corners Property Trust, Inc. (REIT)	46,300	1,305,197
Franklin Street Properties Corp. (REIT)	59,999	513,591
Front Yard Residential Corp. (REIT)	32,800	404,752
GEO Group, Inc. (The) (REIT)	70,263	1,167,068
Getty Realty Corp. (REIT)	26,475	870,233
Gladstone Commercial Corp. (REIT)	12,100	264,506
Gladstone Land Corp. (REIT) (x)	7,100	92,087
Global Medical REIT, Inc. (REIT)	18,400	243,432
Global Net Lease, Inc. (REIT)	47,766	968,695
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	34,800	1,119,864
Healthcare Realty Trust, Inc. (REIT)	72,358	2,414,587
Hersha Hospitality Trust (REIT)	22,519	327,651
Independence Realty Trust, Inc. (REIT)	48,700	685,696
Industrial Logistics Properties Trust (REIT)	44,973	1,008,295
Innovative Industrial Properties, Inc. (REIT) (x)	5,300	402,111
Investors Real Estate Trust (REIT)	6,949	503,803
iStar, Inc. (REIT) (x)	39,400	571,694
Jernigan Capital, Inc. (REIT) (x)	8,900	170,346
Kite Realty Group Trust (REIT)	47,157	920,976
Lexington Realty Trust (REIT)	131,986	1,401,691
LTC Properties, Inc. (REIT)	21,469	961,167
Mack-Cali Realty Corp. (REIT)	51,100	1,181,943
Monmouth Real Estate Investment Corp. (REIT)	51,551	746,459
National Health Investors, Inc. (REIT)	23,728	1,933,357
National Storage Affiliates Trust (REIT)	31,400	1,055,668
New Senior Investment Group, Inc. (REIT)	36,500	279,225
NexPoint Residential Trust, Inc. (REIT)	9,600	432,000
Office Properties Income Trust (REIT)	26,231	843,064
One Liberty Properties, Inc. (REIT)	8,100	220,239
Pebblebrook Hotel Trust (REIT)	78,412	2,102,226
Pennsylvania REIT (REIT) (x)	44,852	239,061
Physicians Realty Trust (REIT)	99,300	1,880,742
Piedmont Office Realty Trust, Inc. (REIT), Class A	71,600	1,592,384
PotlatchDeltic Corp. (REIT)	36,552	1,581,605
Preferred Apartment Communities, Inc. (REIT), Class A (x)	16,700	222,444
PS Business Parks, Inc. (REIT)	11,580	1,909,195
QTS Realty Trust, Inc. (REIT), Class A	31,000	1,682,370
Retail Opportunity Investments Corp. (REIT)	61,700	1,089,622
Retail Value, Inc. (REIT)	3,800	139,840
Rexford Industrial Realty, Inc. (REIT)	58,800	2,685,396
RLJ Lodging Trust (REIT)	96,886	1,716,820
RPT Realty (REIT)	45,200	679,808
Ryman Hospitality Properties, Inc. (REIT)	24,934	2,160,780
Sabra Health Care REIT, Inc. (REIT)	107,523	2,294,541
Safehold, Inc. (REIT) (x)	4,400	177,320
Saul Centers, Inc. (REIT)	5,600	295,568
Senior Housing Properties Trust (REIT)	133,900	1,130,116
Seritage Growth Properties (REIT), Class A (x)	22,800	913,824
STAG Industrial, Inc. (REIT)	71,600	2,260,412
Summit Hotel Properties, Inc. (REIT)	53,300	657,722
Sunstone Hotel Investors, Inc. (REIT)	124,778	1,736,910
Tanger Factory Outlet Centers, Inc. (REIT) (x)	51,300	755,649
Terreno Realty Corp. (REIT)	34,600	1,873,244
UMH Properties, Inc. (REIT)	17,600	276,848
Uniti Group, Inc. (REIT) (x)	104,700	859,587
Universal Health Realty Income Trust (REIT)	7,150	839,124
Urban Edge Properties (REIT)	64,100	1,229,438
Urstadt Biddle Properties, Inc. (REIT), Class A	15,889	394,683
Washington Prime Group, Inc. (REIT) (x)	105,100	382,564
Washington REIT (REIT)	42,117	1,228,974
Whitestone REIT (REIT) (x)	18,000	245,160
Xenia Hotels & Resorts, Inc. (REIT) (x)	63,000	1,361,430

		82,398,323

Real Estate Management & Development (0.8%)
Altisource Portfolio Solutions SA (x)*	19,200	371,136
Consolidated-Tomoka Land Co.	3,900	235,248
Cushman & Wakefield plc*	57,996	1,185,438
eXp World Holdings, Inc. (x)*	7,200	81,576
Forestar Group, Inc.*	10,833	225,868
FRP Holdings, Inc.*	4,400	219,164
Griffin Industrial Realty, Inc.	600	23,730
Kennedy-Wilson Holdings, Inc.	69,624	1,552,615
Marcus & Millichap, Inc.*	18,900	704,025
Maui Land & Pineapple Co., Inc.*	1,000	11,250
Newmark Group, Inc., Class A	84,124	1,131,888
Rafael Holdings, Inc., Class B*	2,600	46,384
RE/MAX Holdings, Inc., Class A	10,100	388,749
Realogy Holdings Corp. (x)	64,400	623,392
Redfin Corp.*	60,497	1,278,907
RMR Group, Inc. (The), Class A	12,526	571,687
St Joe Co. (The)*	29,000	575,070
Stratus Properties, Inc.*	4,100	127,018

See Notes to Financial Statements.

1500

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Tejon Ranch Co.*	11,102	$177,410
Transcontinental Realty Investors, Inc. (x)*	300	11,964

		9,542,519

Total Real Estate		91,940,842

Utilities (3.6%)
Electric Utilities (1.0%)
ALLETE, Inc.	28,423	2,307,095
El Paso Electric Co.	23,246	1,578,171
Genie Energy Ltd., Class B	5,800	44,834
MGE Energy, Inc.	20,079	1,582,627
Otter Tail Corp.	22,725	1,165,565
PNM Resources, Inc.	45,881	2,326,626
Portland General Electric Co.	50,632	2,824,759
Spark Energy, Inc., Class A (x)	5,500	50,765

		11,880,442

Gas Utilities (1.1%)
Chesapeake Utilities Corp.	8,950	857,678
New Jersey Resources Corp.	49,322	2,198,282
Northwest Natural Holding Co.	15,142	1,116,420
ONE Gas, Inc.	30,000	2,807,100
RGC Resources, Inc.	300	8,574
South Jersey Industries, Inc.	51,252	1,690,291
Southwest Gas Holdings, Inc.	29,336	2,228,656
Spire, Inc.	29,752	2,478,639

		13,385,640

Independent Power and Renewable Electricity Producers (0.4%)
Atlantic Power Corp.*	68,500	159,605
Clearway Energy, Inc., Class A	14,700	281,064
Clearway Energy, Inc., Class C	55,982	1,116,841
Ormat Technologies, Inc.	22,300	1,661,796
Pattern Energy Group, Inc., Class A	50,000	1,337,750
TerraForm Power, Inc., Class A	40,900	629,451

		5,186,507

Multi-Utilities (0.6%)
Avista Corp.	36,899	1,774,473
Black Hills Corp.	34,119	2,679,706
NorthWestern Corp.	27,978	2,005,183
Unitil Corp.	11,700	723,294

		7,182,656

Water Utilities (0.5%)
American States Water Co.	20,958	1,815,801
AquaVenture Holdings Ltd.*	11,500	311,880
Artesian Resources Corp., Class A	5,200	193,492
Cadiz, Inc. (x)*	7,900	87,058
California Water Service Group	27,600	1,423,056
Consolidated Water Co. Ltd.	9,600	156,480
Global Water Resources, Inc.	2,500	32,875
Middlesex Water Co.	7,600	483,132
Pure Cycle Corp.*	800	10,072
SJW Group	18,700	1,328,822
York Water Co. (The)	6,300	290,493

		6,133,161

Total Utilities		43,768,406

Total Common Stocks (98.6%) (Cost $796,562,108)		1,183,381,120

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	61,700	—

Total Communication Services		—

Financials (0.0%)
Diversified Financial Services (0.0%)
First Eagle Private Credit LLC, CVR (r)*	19,900	3,604

Total Financials		3,604

Health Care (0.0%)
Biotechnology (0.0%)
Alder Biopharmaceuticals, Inc., CVR (r)(x)*	47,700	31,482
Tobira Therapeutics, Inc., CVR (r)(x)*	2,288	103

		31,585

Pharmaceuticals (0.0%)
Dova Pharmaceuticals, Inc., CVR (r)*	17,500	7,087
Omthera Pharmaceuticals, Inc., CVR (r)*	5,500	—

		7,087

Total Health Care		38,672

Materials (0.0%)
Chemicals (0.0%)
Schulman, Inc., CVR (r)*	16,543	6,489

Total Materials		6,489

Total Rights (0.0%) (Cost $31,061)		48,765

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (3.4%)
Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $3,000,263, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $3,060,000. (xx)	$3,000,000	3,000,000

See Notes to Financial Statements.

1501

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $327,061, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $333,571. (xx)	$327,030	$327,030
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,552,865, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $1,583,773. (xx)	1,552,718	1,552,718
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $900,138, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $918,006. (xx)	900,000	900,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $5,001,546, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $5,100,000. (xx)	5,000,000	5,000,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $900,086, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $980,000. (xx)	900,000	900,000
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $12,003,640, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $12,240,000. (xx)	12,000,000	12,000,000
Societe Generale SA, 1.72%, dated 12/31/19, due 1/7/20, repurchase price $5,001,672, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $5,521,866. (xx)	5,000,000	5,000,000
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $12,001,127, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $13,252,477. (xx)	12,000,000	12,000,000

Total Repurchase Agreements		40,679,748

Total Short-Term Investments (3.4%) (Cost $40,679,748)		40,679,748

Total Investments in Securities (102.0%) (Cost $837,272,917)		1,224,109,633
Other Assets Less Liabilities (-2.0%)		(24,147,423)

Net Assets (100%)		$1,199,962,210

*	Non-income producing.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $74,647,359. This was collateralized by $36,905,066 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $40,679,748 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	—	Contingent Value Right
USD	—	United States Dollar

See Notes to Financial Statements.

1502

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	178	3/2020	USD	14,868,340	94,010

					94,010

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$27,435,858	$—	$—		$27,435,858
Consumer Discretionary	128,614,856	85,056	—		128,699,912
Consumer Staples	35,776,421	—	—		35,776,421
Energy	37,652,668	—	—		37,652,668
Financials	210,043,702	—	—		210,043,702
Health Care	213,744,765	—	—		213,744,765
Industrials	187,583,863	—	—		187,583,863
Information Technology	160,441,014	—	—		160,441,014
Materials	46,293,669	—	—		46,293,669
Real Estate	91,940,842	—	—		91,940,842
Utilities	43,768,406	—	—		43,768,406
Futures	94,010	—	—		94,010
Rights
Communication Services	—	—	—	(a)	—	(a)
Financials	—	—	3,604		3,604
Health Care	—	—	38,672		38,672
Materials	—	—	6,489		6,489
Short-Term Investments
Repurchase Agreements	—	40,679,748	—		40,679,748

Total Assets	$1,183,390,074	$40,764,804	$48,765		$1,224,203,643

Total Liabilities	$—	$—	$—		$—

Total	$1,183,390,074	$40,764,804	$48,765		$1,224,203,643

(a)	Value is zero.

See Notes to Financial Statements.

1503

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$94,010	*

Total		$94,010

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$1,577,867	$1,577,867

Total	$1,577,867	$1,577,867

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$855,237	$855,237

Total	$855,237	$855,237

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $11,833,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$158,720,152
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$199,666,621

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$504,048,894
Aggregate gross unrealized depreciation	(120,085,247)

Net unrealized appreciation	$383,963,647

Federal income tax cost of investments in securities and derivative instruments, if applicable	$840,239,996

See Notes to Financial Statements.

1504

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $796,593,169)	$1,183,429,885
Repurchase Agreements (Cost $40,679,748)	40,679,748
Cash	14,619,634
Cash held as collateral at broker for futures	1,020,500
Dividends, interest and other receivables	1,442,818
Receivable for Portfolio shares sold	204,910
Receivable for securities sold	184,815
Securities lending income receivable	162,743
Due from broker for futures variation margin	19,583
Other assets	4,825

Total assets	1,241,769,461

LIABILITIES
Payable for return of collateral on securities loaned	40,679,748
Payable for Portfolio shares redeemed	261,017
Investment management fees payable	250,731
Distribution fees payable – Class IB	212,296
Due to Custodian	180,844
Administrative fees payable	95,683
Distribution fees payable – Class IA	23,969
Accrued expenses	102,963

Total liabilities	41,807,251

NET ASSETS	$1,199,962,210

Net assets were comprised of:
Paid in capital	$816,210,303
Total distributable earnings (loss)	383,751,907

Net assets	$1,199,962,210

Class IA
Net asset value, offering and redemption price per share, $113,909,165 / 10,382,901 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.97

Class IB
Net asset value, offering and redemption price per share, $1,016,599,947 / 92,582,541 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.98

Class K
Net asset value, offering and redemption price per share, $69,453,098 / 6,335,294 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.96

(x)	Includes value of securities on loan of $74,647,359.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $4,970 foreign withholding tax)	$15,662,624
Interest	241,539
Securities lending (net)	1,627,107

Total income	17,531,270

EXPENSES
Investment management fees	2,825,555
Distribution fees – Class IB	2,391,840
Administrative fees	1,080,003
Distribution fees – Class IA	276,651
Custodian fees	91,000
Professional fees	85,738
Printing and mailing expenses	64,355
Trustees’ fees	36,056
Miscellaneous	115,500

Total expenses	6,966,698

NET INVESTMENT INCOME (LOSS)	10,564,572

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	66,798,276
Futures contracts	1,577,867

Net realized gain (loss)	68,376,143

Change in unrealized appreciation (depreciation) on:
Investments in securities	168,943,523
Futures contracts	855,237

Net change in unrealized appreciation (depreciation)	169,798,760

NET REALIZED AND UNREALIZED GAIN (LOSS)	238,174,903

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$248,739,475

See Notes to Financial Statements.

1505

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,564,572	$10,199,490
Net realized gain (loss)	68,376,143	103,860,557
Net change in unrealized appreciation (depreciation)	169,798,760	(239,968,459)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	248,739,475	(125,908,412)

Distributions to shareholders:
Class IA	(7,954,612)	(11,292,717)
Class IB	(70,403,314)	(93,076,340)
Class K	(4,936,448)	(5,964,774)

Total distributions to shareholders	(83,294,374)	(110,333,831)

Tax return of capital:
Class IA	(81,513)	—
Class IB	(721,691)	—
Class K	(59,904)	—

Total	(863,108)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,688,386 and 1,659,804 shares, respectively ]	18,227,611	20,969,389
Capital shares issued in reinvestment of dividends and distributions [ 745,808 and 1,126,251 shares, respectively ]	8,036,125	11,292,717
Capital shares repurchased [ (2,925,498) and (1,603,787) shares, respectively ]	(31,541,675)	(19,522,724)

Total Class IA transactions	(5,277,939)	12,739,382

Class IB
Capital shares sold [ 5,496,570 and 4,622,147 shares, respectively ]	59,403,636	56,510,465
Capital shares issued in reinvestment of dividends and distributions [ 6,595,173 and 9,275,207 shares, respectively ]	71,125,005	93,076,340
Capital shares repurchased [ (9,201,385) and (9,629,011) shares, respectively ]	(99,917,521)	(117,671,530)

Total Class IB transactions	30,611,120	31,915,275

Class K
Capital shares sold [ 1,086,334 and 957,098 shares, respectively ]	11,861,699	11,161,468
Capital shares issued in reinvestment of dividends and distributions [ 464,087 and 595,471 shares, respectively ]	4,996,352	5,964,774
Capital shares repurchased [ (946,586) and (889,677) shares, respectively ]	(10,222,681)	(10,985,268)

Total Class K transactions	6,635,370	6,140,974

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	31,968,551	50,795,631

TOTAL INCREASE (DECREASE) IN NET ASSETS	196,550,544	(185,446,612)
NET ASSETS:
Beginning of year	1,003,411,666	1,188,858,278

End of year	$1,199,962,210	$1,003,411,666

See Notes to Financial Statements.

1506

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.43	$11.86	$11.36	$10.10	$11.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.10	0.11	0.10	0.09
Net realized and unrealized gain (loss)	2.26	(1.38)	1.46	1.98	(0.65)

Total from investment operations	2.36	(1.28)	1.57	2.08	(0.56)

Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.12)	(0.11)	(0.09)
Distributions from net realized gains	(0.70)	(1.04)	(0.95)	(0.71)	(0.95)
Return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(0.82)	(1.15)	(1.07)	(0.82)	(1.04)

Net asset value, end of year	$10.97	$9.43	$11.86	$11.36	$10.10

Total return	25.25%	(11.34)%	13.96%	20.63%	(4.63)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$113,909	$102,582	$114,942	$109,797	$82,776
Ratio of expenses to average net assets (f)	0.63%	0.64%	0.63%	0.63%	0.62%
Ratio of net investment income (loss) to average net assets (f)	0.92%	0.84%	0.90%	0.99%	0.77%
Portfolio turnover rate^	14%	15%	18%	15%	17%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.44	$11.87	$11.36	$10.11	$11.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.10	0.11	0.10	0.09
Net realized and unrealized gain (loss)	2.26	(1.38)	1.47	1.97	(0.64)

Total from investment operations	2.36	(1.28)	1.58	2.07	(0.55)

Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.12)	(0.11)	(0.09)
Distributions from net realized gains	(0.70)	(1.04)	(0.95)	(0.71)	(0.95)
Return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(0.82)	(1.15)	(1.07)	(0.82)	(1.04)

Net asset value, end of year	$10.98	$9.44	$11.87	$11.36	$10.11

Total return	25.22%	(11.33)%	14.05%	20.51%	(4.54)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,016,600	$846,806	$1,013,833	$934,933	$823,229
Ratio of expenses to average net assets (f)	0.63%	0.64%	0.63%	0.63%	0.62%
Ratio of net investment income (loss) to average net assets (f)	0.92%	0.84%	0.90%	0.97%	0.77%
Portfolio turnover rate^	14%	15%	18%	15%	17%

See Notes to Financial Statements.

1507

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.43	$11.85	$11.35	$10.10	$11.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.13	0.14	0.13	0.09
Net realized and unrealized gain (loss)	2.25	(1.37)	1.46	1.97	(0.62)

Total from investment operations	2.38	(1.24)	1.60	2.10	(0.53)

Less distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.15)	(0.14)	(0.12)
Distributions from net realized gains	(0.70)	(1.04)	(0.95)	(0.71)	(0.95)
Return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(0.85)	(1.18)	(1.10)	(0.85)	(1.07)

Net asset value, end of year	$10.96	$9.43	$11.85	$11.35	$10.10

Total return	25.44%	(11.01)%	14.24%	20.83%	(4.38)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$69,453	$54,023	$60,084	$49,944	$44,370
Ratio of expenses to average net assets (f)	0.38%	0.39%	0.38%	0.38%	0.37%
Ratio of net investment income (loss) to average net assets (f)	1.18%	1.09%	1.15%	1.22%	1.02%
Portfolio turnover rate^	14%	15%	18%	15%	17%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1508

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	31.11%	13.96%	14.66%
Portfolio – Class IB Shares	31.09	13.95	14.60
Portfolio – Class K Shares*	31.43	14.24	16.60
Russell 1000® Growth Index	36.39	14.63	15.22

* Date of inception 12/1/11 Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 31.09% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 1000® Growth Index, which returned 36.39% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The biggest contributor during the period was the consumer staples sector, where an underweight position was responsible for positive relative returns.

•	An out-of-benchmark position in utilities boosted relative performance.

What hurt performance during the year:

•

The information technology sector detracted from relative value during the period, due to both weak stock selection and an unfavorable underweighting. An underweight position in Apple, Inc. weighed on relative performance within the sector.

•	Stock choice in the financials sector also hampered relative results. TD Ameritrade Holding Corp. contributed negatively in the sector.

•	An underweight position in the health care sector was mainly responsible for weak relative returns, while stock selection also had a negative impact.

Portfolio Positioning and Outlook — T. Rowe Price Associates, Inc.

At period end, we had an overweight to communication services, as we continue to find attractive opportunities in companies with innovative business models that can take advantage of transformational change. We were also overweight in consumer discretionary names and are constructive on stock-specific opportunities within the sector. Conversely, we were underweight in consumer staples companies given the sector’s relatively low long-term growth prospects.

At a recent press briefing in New York, T. Rowe Price managers observed that the long duration of the current bull market is not a particular concern. Rather than dying of old age, bull markets often succumb to one of four ills: an economic downturn, regulatory or policy uncertainty, Federal Reserve policy errors, or valuation excess. On balance, current signals suggest slightly positive returns for the market in 2020, with a highly accommodative Federal Reserve likely to offset significant volatility caused by the regulatory and political environment. Nevertheless, the possibility of extreme outcomes in either a negative or positive direction appears higher than in recent years.

1509

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	34.6%
Consumer Discretionary	19.7
Communication Services	19.1
Health Care	12.4
Industrials	8.6
Financials	1.8
Utilities	1.5
Energy	0.7
Materials	0.6
Consumer Staples	0.6
Repurchase Agreements	0.5
Cash and Other	(0.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,088.70	$5.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	1,088.70	5.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	1,090.10	3.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1510

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (19.1%)
Entertainment (4.2%)
Netflix, Inc.*	116,056	$37,552,240
Spotify Technology SA*	53,301	7,971,164
Tencent Music Entertainment Group (ADR)*	614,509	7,214,336
Walt Disney Co. (The)	131,819	19,064,982

		71,802,722

Interactive Media & Services (14.9%)
Alphabet, Inc., Class A*	41,196	55,177,510
Alphabet, Inc., Class C*	40,088	53,598,458
Facebook, Inc., Class A*	487,031	99,963,113
IAC/InterActiveCorp*	47,548	11,844,682
Match Group, Inc. (x)*	66,428	5,454,403
Tencent Holdings Ltd.	597,000	28,776,254

		254,814,420

Total Communication Services		326,617,142

Consumer Discretionary (19.7%)
Auto Components (0.9%)
Aptiv plc	171,143	16,253,451

Automobiles (1.5%)
Ferrari NV	93,958	15,553,807
Tesla, Inc.*	23,600	9,872,588

		25,426,395

Hotels, Restaurants & Leisure (2.4%)
Las Vegas Sands Corp.	170,786	11,791,065
MGM Resorts International	245,396	8,164,325
Restaurant Brands International, Inc.	61,518	3,923,003
Wynn Resorts Ltd.	123,414	17,138,502

		41,016,895

Household Durables (0.2%)
NVR, Inc.*	821	3,126,705

Internet & Direct Marketing Retail (11.1%)
Alibaba Group Holding Ltd. (ADR)*	272,931	57,888,665
Amazon.com, Inc.*	60,643	112,058,561
Booking Holdings, Inc.*	7,941	16,308,670
MercadoLibre, Inc.*	8,014	4,583,527

		190,839,423

Multiline Retail (1.8%)
Dollar General Corp.	41,420	6,460,692
Dollar Tree, Inc.*	126,672	11,913,502
Dollarama, Inc.	385,345	13,243,962

		31,618,156

Specialty Retail (0.3%)
Ulta Beauty, Inc.*	18,508	4,685,115

Textiles, Apparel & Luxury Goods (1.5%)
Lululemon Athletica, Inc.*	45,400	10,517,818
NIKE, Inc., Class B	143,754	14,563,718

		25,081,536

Total Consumer Discretionary		338,047,676

Consumer Staples (0.6%)
Tobacco (0.6%)
Philip Morris International, Inc.	113,608	9,666,905

Total Consumer Staples		9,666,905

Energy (0.7%)
Oil, Gas & Consumable Fuels (0.7%)
Concho Resources, Inc.	56,503	4,947,968
Pioneer Natural Resources Co.	47,357	7,168,429

Total Energy		12,116,397

Financials (1.8%)
Capital Markets (1.1%)
Intercontinental Exchange, Inc.	80,445	7,445,185
TD Ameritrade Holding Corp.	200,266	9,953,220
XP, Inc., Class A*	47,481	1,828,968

		19,227,373

Insurance (0.7%)
Chubb Ltd.	74,216	11,552,462

Total Financials		30,779,835

Health Care (12.4%)
Biotechnology (1.8%)
Alexion Pharmaceuticals, Inc.*	50,088	5,417,017
Vertex Pharmaceuticals, Inc.*	114,378	25,043,063

		30,460,080

Health Care Equipment & Supplies (4.7%)
Alcon, Inc.*	148,078	8,384,660
Becton Dickinson and Co.	77,730	21,140,228
Intuitive Surgical, Inc.*	43,344	25,622,806
Stryker Corp.	125,799	26,410,242

		81,557,936

Health Care Providers & Services (5.9%)
Anthem, Inc.	54,561	16,479,059
Centene Corp.*	263,302	16,553,797
Cigna Corp.	74,837	15,303,418
HCA Healthcare, Inc.	103,412	15,285,328
UnitedHealth Group, Inc.	108,000	31,749,840
WellCare Health Plans, Inc.*	16,640	5,494,694

		100,866,136

Total Health Care		212,884,152

Industrials (8.6%)
Aerospace & Defense (2.7%)
Boeing Co. (The)	144,384	47,034,532

Industrial Conglomerates (1.7%)
General Electric Co.	391,600	4,370,256
Honeywell International, Inc.	22,106	3,912,762
Roper Technologies, Inc.	57,705	20,440,842

		28,723,860

Machinery (1.7%)
Fortive Corp.	190,166	14,526,780
Westinghouse Air Brake Technologies Corp.	190,376	14,811,253

		29,338,033

See Notes to Financial Statements.

1511

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Professional Services (1.5%)
Equifax, Inc.	54,479	$7,633,598
TransUnion	201,597	17,258,719

		24,892,317

Road & Rail (1.0%)
JB Hunt Transport Services, Inc.	81,978	9,573,391
Union Pacific Corp.	45,600	8,244,024

		17,817,415

Total Industrials		147,806,157

Information Technology (34.6%)
Electronic Equipment, Instruments & Components (0.5%)
Hexagon AB, Class B	153,245	8,589,645

IT Services (12.6%)
Fidelity National Information Services, Inc.	256,902	35,732,499
Fiserv, Inc.*	193,633	22,389,784
Global Payments, Inc.	84,844	15,489,121
Mastercard, Inc., Class A	200,449	59,852,067
PayPal Holdings, Inc.*	141,681	15,325,634
Visa, Inc., Class A	354,664	66,641,365

		215,430,470

Semiconductors & Semiconductor Equipment (2.5%)
Advanced Micro Devices, Inc.*	204,700	9,387,542
ASML Holding NV (Registered) (NYRS)	62,700	18,555,438
Marvell Technology Group Ltd.	557,367	14,803,668

		42,746,648

Software (14.4%)
Atlassian Corp. plc, Class A*	32,683	3,933,072
Intuit, Inc.	87,049	22,800,745
Microsoft Corp.	671,031	105,821,589
Paycom Software, Inc.*	24,237	6,416,988
salesforce.com, Inc.*	186,265	30,294,140
ServiceNow, Inc.*	69,927	19,741,791
Slack Technologies, Inc., Class A (x)*	279,605	6,285,520
Splunk, Inc.*	126,865	19,000,571
Temenos AG (Registered)*	58,476	9,256,585
VMware, Inc., Class A*	89,690	13,614,045
Workday, Inc., Class A*	59,756	9,826,874
Zoom Video Communications, Inc., Class A (x)*	6,037	410,757

		247,402,677

Technology Hardware, Storage & Peripherals (4.6%)
Apple, Inc.	270,855	79,536,571

Total Information Technology		593,706,011

Materials (0.6%)
Chemicals (0.6%)
Linde plc	48,763	10,381,643

Total Materials		10,381,643

Utilities (1.5%)
Electric Utilities (0.7%)
NextEra Energy, Inc.	44,315	10,731,320

Multi-Utilities (0.8%)
Sempra Energy	93,264	14,127,631

Total Utilities		24,858,951

Total Common Stocks (99.6%) (Cost $935,156,380)		1,706,864,869

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.5%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,660,230, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,693,276. (xx)	$1,660,073	1,660,073
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $300,028, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $306,000. (xx)	300,000	300,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $200,031, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $204,001. (xx)	200,000	200,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $500,155, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $510,000. (xx)	500,000	500,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $300,029, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $326,667. (xx)	300,000	300,000
Societe Generale SA, 1.72%, dated 12/31/19, due 1/7/20, repurchase price $2,000,669, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $2,208,746. (xx)	2,000,000	2,000,000

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $3,000,282, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $3,313,119. (xx)	$3,000,000	$3,000,000

Total Repurchase Agreements		7,960,073

Total Short-Term Investments (0.5%) (Cost $7,960,073)		7,960,073

Total Investments in Securities (100.1%) (Cost $943,116,453)		1,714,824,942
Other Assets Less Liabilities (-0.1%)		(1,177,350)

Net Assets (100%)		$1,713,647,592

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $10,935,565. This was collateralized by $3,219,587 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.500%, maturing 1/7/20 - 2/15/49 and by cash of $7,960,073 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$297,840,888	$28,776,254	$—	$326,617,142
Consumer Discretionary	338,047,676	—	—	338,047,676
Consumer Staples	9,666,905	—	—	9,666,905
Energy	12,116,397	—	—	12,116,397
Financials	30,779,835	—	—	30,779,835
Health Care	204,499,492	8,384,660	—	212,884,152
Industrials	147,806,157	—	—	147,806,157
Information Technology	575,859,781	17,846,230	—	593,706,011
Materials	10,381,643	—	—	10,381,643
Utilities	24,858,951	—	—	24,858,951
Short-Term Investments
Repurchase Agreements	—	7,960,073	—	7,960,073

Total Assets	$1,651,857,725	$62,967,217	$—	$1,714,824,942

Total Liabilities	$—	$—	$—	$—

Total	$1,651,857,725	$62,967,217	$—	$1,714,824,942

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$470,078,597
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$467,044,283

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$782,527,773
Aggregate gross unrealized depreciation	(11,141,593)

Net unrealized appreciation	$771,386,180

Federal income tax cost of investments in securities and derivative instruments, if applicable	$943,438,762

For the year ended December 31, 2019, the Portfolio incurred approximately $4,274 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $935,156,380)	$1,706,864,869
Repurchase Agreements (Cost $7,960,073)	7,960,073
Cash	9,679,026
Foreign cash (Cost $12,082)	12,151
Dividends, interest and other receivables	591,371
Receivable for securities sold	505,518
Receivable for Portfolio shares sold	433,091
Securities lending income receivable	9,443
Other assets	6,569

Total assets	1,726,062,111

LIABILITIES
Payable for return of collateral on securities loaned	7,960,073
Payable for securities purchased	2,653,632
Investment management fees payable	896,693
Payable for Portfolio shares redeemed	392,874
Distribution fees payable – Class IB	263,147
Administrative fees payable	136,263
Distribution fees payable – Class IA	47,428
Accrued expenses	64,409

Total liabilities	12,414,519

NET ASSETS	$1,713,647,592

Net assets were comprised of:
Paid in capital	$928,725,685
Total distributable earnings (loss)	784,921,907

Net assets	$1,713,647,592

Class IA
Net asset value, offering and redemption price per share, $227,231,667 / 4,144,496 shares outstanding (unlimited amount authorized: $0.01 par value)	$54.83

Class IB
Net asset value, offering and redemption price per share, $1,264,016,536 / 23,362,416 shares outstanding (unlimited amount authorized: $0.01 par value)	$54.10

Class K
Net asset value, offering and redemption price per share, $222,399,389 / 3,963,887 shares outstanding (unlimited amount authorized: $0.01 par value)	$56.11

(x)	Includes value of securities on loan of $10,935,565.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $47,623 foreign withholding tax)	$11,935,233
Interest	328,110
Securities lending (net)	97,616

Total income	12,360,959

EXPENSES
Investment management fees	11,335,610
Distribution fees – Class IB	2,830,757
Administrative fees	1,484,405
Distribution fees – Class IA	514,235
Printing and mailing expenses	114,067
Professional fees	92,001
Custodian fees	80,000
Trustees’ fees	48,462
Miscellaneous	40,068

Gross expenses	16,539,605
Less: Waiver from investment manager	(1,533,141)

Net expenses	15,006,464

NET INVESTMENT INCOME (LOSS)	(2,645,505)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	48,943,322
Foreign currency transactions	10,928

Net realized gain (loss)	48,954,250

Change in unrealized appreciation (depreciation) on:
Investments in securities	361,218,200
Foreign currency translations	135

Net change in unrealized appreciation (depreciation)	361,218,335

NET REALIZED AND UNREALIZED GAIN (LOSS)	410,172,585

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$407,527,080

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,645,505)	$329,183
Net realized gain (loss)	48,954,250	94,602,230
Net change in unrealized appreciation (depreciation)	361,218,335	(115,846,528)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	407,527,080	(20,915,115)

Distributions to shareholders:
Class IA	(5,066,997)	(13,820,340)
Class IB	(28,408,719)	(79,770,319)
Class K	(4,881,137)	(16,744,583)

Total distributions to shareholders	(38,356,853)	(110,335,242)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 642,186 and 608,560 shares, respectively ]	31,631,746	30,698,581
Capital shares issued in reinvestment of distributions [ 95,067 and 296,671 shares, respectively ]	5,066,997	13,820,340
Capital shares repurchased [ (450,498) and (608,176) shares, respectively ]	(22,964,955)	(30,357,870)

Total Class IA transactions	13,733,788	14,161,051

Class IB
Capital shares sold [ 2,035,723 and 2,338,491 shares, respectively ]	101,316,753	116,478,134
Capital shares issued in reinvestment of distributions [ 540,098 and 1,734,705 shares, respectively ]	28,408,719	79,770,319
Capital shares repurchased [ (1,510,615) and (1,463,446) shares, respectively ]	(75,289,951)	(72,423,025)

Total Class IB transactions	54,435,521	123,825,428

Class K
Capital shares sold [ 124,743 and 394,782 shares, respectively ]	6,392,790	19,804,694
Capital shares issued in reinvestment of dividends and distributions [ 89,529 and 352,319 shares, respectively ]	4,881,137	16,744,583
Capital shares repurchased [ (793,907) and (1,399,237) shares, respectively ]	(40,502,404)	(71,798,576)

Total Class K transactions	(29,228,477)	(35,249,299)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	38,940,832	102,737,180

TOTAL INCREASE (DECREASE) IN NET ASSETS	408,111,059	(28,513,177)
NET ASSETS:
Beginning of year	1,305,536,533	1,334,049,710

End of year	$1,713,647,592	$1,305,536,533

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018		2017	2016	2015
Net asset value, beginning of year	$42.80	$47.14		$38.42	$38.58	$36.32

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.10)	(0.01	)##	(0.03)	(0.07)	(0.15)
Net realized and unrealized gain (loss)	13.37	(0.47)		12.82	0.59	3.84

Total from investment operations	13.27	(0.48)		12.79	0.52	3.69

Less distributions:
Distributions from net realized gains	(1.24)	(3.86)		(4.07)	(0.68)	(1.43)

Net asset value, end of year	$54.83	$42.80		$47.14	$38.42	$38.58

Total return	31.11%	(1.61)%		33.35%	1.35%	10.22%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$227,232	$165,111		$167,855	$112,254	$104,350
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.00%		1.03%	1.08%	1.10%
Before waivers (f)	1.10%	1.11%		1.12%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.20)%	(0.02	)%(aa)	(0.06)%	(0.18)%	(0.38)%
Before waivers (f)	(0.30)%	(0.12	)%(aa)	(0.15)%	(0.23)%	(0.41)%
Portfolio turnover rate^	30%	45%		56%	44%	38%

	Year Ended December 31,
Class IB	2019	2018		2017	2016	2015
Net asset value, beginning of year	$42.25	$46.58		$38.00	$38.17	$35.95

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.10)	(0.01	)##	(0.03)	(0.07)	(0.15)
Net realized and unrealized gain (loss)	13.19	(0.46)		12.68	0.58	3.80

Total from investment operations	13.09	(0.47)		12.65	0.51	3.65

Less distributions:
Distributions from net realized gains	(1.24)	(3.86)		(4.07)	(0.68)	(1.43)

Net asset value, end of year	$54.10	$42.25		$46.58	$38.00	$38.17

Total return	31.09%	(1.60)%		33.35%	1.34%	10.22%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,264,017	$942,026		$917,062	$661,719	$647,977
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.00%		1.03%	1.08%	1.10%
Before waivers (f)	1.10%	1.11%		1.12%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.20)%	(0.01	)%(aa)	(0.06)%	(0.18)%	(0.38)%
Before waivers (f)	(0.30)%	(0.12	)%(aa)	(0.15)%	(0.23)%	(0.41)%
Portfolio turnover rate^	30%	45%		56%	44%	38%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018		2017	2016	2015
Net asset value, beginning of year	$43.67	$47.95		$38.93	$38.99	$36.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.11	##	0.08	0.03	(0.05)
Net realized and unrealized gain (loss)	13.66	(0.48)		13.01	0.59	3.87

Total from investment operations	13.68	(0.37)		13.09	0.62	3.82

Less distributions:
Dividends from net investment income	—	(0.05)		—	—	—
Distributions from net realized gains	(1.24)	(3.86)		(4.07)	(0.68)	(1.43)

Total dividends and distributions	(1.24)	(3.91)		(4.07)	(0.68)	(1.43)

Net asset value, end of year	$56.11	$43.67		$47.95	$38.93	$38.99

Total return	31.43%	(1.36)%		33.69%	1.59%	10.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$222,399	$198,399		$249,133	$220,473	$88,004
Ratio of expenses to average net assets:
After waivers (f)	0.75%	0.75%		0.78%	0.83%	0.85%
Before waivers (f)	0.85%	0.86%		0.87%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.04%	0.21	%(aa)	0.18%	0.09%	(0.13)%
Before waivers (f)	(0.06)%	0.11	%(aa)	0.10%	0.04%	(0.16)%
Portfolio turnover rate^	30%	45%		56%	44%	38%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.06), $(0.05) and $0.06 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.11% lower.

See Notes to Financial Statements.

1518

EQ/T. ROWE PRICE HEALTH SCIENCES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	28.31%	12.56%
Russell 3000® Health Care Index	22.11	11.84
S&P 500® Index	31.49	16.09

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 28.31% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Russell 3000® Health Care Index and the S&P 500® Index, which returned 22.11% and 31.49%, respectively.

Portfolio Highlights

What helped performance during the year:

•	Overall, stock selection drove relative outperformance.

•

Biotechnology was the leading relative outperformer, driven mainly by stock selection. Shares of Kodiak Sciences, Inc. traded sharply higher in December after the company announced a royalty sale on KSI-301, the firm’s biopolymer conjugated anti-VEGF therapy.

•

Life sciences outperformed on stock selection and a favorable overweighting. Shares of Thermo Fisher Scientific, Inc. moved higher throughout the period as the company benefited from steady growth in biopharma spending, stable demand from academic and government customers, and recent acquisitions that helped expand its product offerings.

What hurt performance during the year:

•

Pharmaceuticals was the leading detractor due to a slight overweight position, while stock selection had a positive impact. Shares of Pfizer Inc. sharply declined after it announced plans to buy generic pharmaceutical company Mylan NV in late July and combine it with Pfizer’s own off-patent branded and generics business Upjohn.

•

Services also detracted from relative performance, driven by weak stock selection; however, this was partially offset by a positive underweight position. Within the sector, relative performance was driven by Notre Dame Intermedica Participacoes.

Portfolio Positioning and Outlook — T. Rowe Price Associates, Inc.

We saw a resurgence in acquisition activity within the biotechnology sector in the second half of 2019, and we think there is room for that to continue into 2020. While valuations for smaller-cap therapeutic companies have risen, a number of larger biotechnology and pharmaceutical companies with strong balance sheets and access to cheap capital are still looking to replenish their pipelines and improve their growth profiles. Innovation on the drug discovery front also remains strong, and we expect advancement in the science of medicine to persist. Even though concerns about disruptive drug pricing reform have largely abated, at least for the time being, they remain a potential headwind for the sector.

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EQ/T. ROWE PRICE HEALTH SCIENCES PORTFOLIO (Unaudited)

We continue to have a favorable long-term view on the health care sector given the secular tailwinds related to aging populations, increasing demand for clinical procedures, and accelerating innovation on both the drug front as well as within medical devices. However, we also expect that the space will remain somewhat volatile leading up to the U.S. elections as political rhetoric surrounding the sector and perceived regulatory and legislative risk are likely to rise.

Sector Weightings as of December 31, 2019	% of Net Assets
Health Care	99.4%
Repurchase Agreements	1.4
Industrials	0.4
Cash and Other	(1.2)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,098.60	$6.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.11

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.20%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Health Care (99.1%)
Biotechnology (35.1%)
AbbVie, Inc.	37,380	$3,309,625
Abcam plc	16,235	290,746
ACADIA Pharmaceuticals, Inc.*	52,816	2,259,468
Acceleron Pharma, Inc.*	14,683	778,493
Adverum Biotechnologies, Inc.*	12,550	144,576
Agios Pharmaceuticals, Inc.*	7,260	346,665
Aimmune Therapeutics, Inc.*	17,453	584,152
Akero Therapeutics, Inc. (x)*	2,263	50,227
Alexion Pharmaceuticals, Inc.*	22,546	2,438,350
Alkermes plc*	14,448	294,739
Allakos, Inc. (x)*	1,650	157,344
Allogene Therapeutics, Inc. (x)*	4,500	116,910
Alnylam Pharmaceuticals, Inc.*	14,091	1,622,860
Amarin Corp. plc (ADR) (x)*	48,924	1,048,931
Amgen, Inc.	18,678	4,502,705
Apellis Pharmaceuticals, Inc.*	4,901	150,069
Ardelyx, Inc.*	12,323	92,484
Argenx SE (ADR)*	11,701	1,878,245
Ascendis Pharma A/S (ADR)*	16,500	2,295,480
Assembly Biosciences, Inc.*	4,647	95,078
Autolus Therapeutics plc (ADR) (x)*	3,776	49,843
Avrobio, Inc.*	3,974	79,997
BeiGene Ltd. (ADR)*	3,900	646,464
Biogen, Inc.*	7,250	2,151,293
BioMarin Pharmaceutical, Inc.*	15,372	1,299,703
Bluebird Bio, Inc.*	7,718	677,255
Blueprint Medicines Corp.*	9,471	758,722
ChemoCentryx, Inc.*	500	19,775
Constellation Pharmaceuticals, Inc. (x)*	3,300	155,463
Cortexyme, Inc. (x)*	600	33,684
CRISPR Therapeutics AG (x)*	3,955	240,879
Deciphera Pharmaceuticals, Inc.*	7,838	487,837
Denali Therapeutics, Inc.*	5,500	95,810
Dicerna Pharmaceuticals, Inc.*	18,356	404,383
Enanta Pharmaceuticals, Inc.*	7,453	460,446
Epizyme, Inc.*	7,315	179,949
Exact Sciences Corp.*	17,104	1,581,778
Exelixis, Inc.*	28,300	498,646
Fate Therapeutics, Inc.*	9,367	183,312
FibroGen, Inc.*	11,700	501,813
Forty Seven, Inc.*	3,579	140,905
G1 Therapeutics, Inc.*	5,888	155,620
Galapagos NV*	3,301	690,559
Global Blood Therapeutics, Inc.*	16,339	1,298,787
Gritstone Oncology, Inc. (x)*	2,200	19,734
Homology Medicines, Inc.*	10,004	207,083
IGM Biosciences, Inc.*	4,636	176,910
Immunomedics, Inc.*	18,347	388,223
Incyte Corp.*	19,860	1,734,175
Insmed, Inc.*	12,075	288,351
Intercept Pharmaceuticals, Inc.*	3,711	459,867
Ionis Pharmaceuticals, Inc.*	8,673	523,936
Iovance Biotherapeutics, Inc.*	36,390	1,007,275
Kadmon Holdings, Inc. (x)*	22,075	100,000
Karuna Therapeutics, Inc. (x)*	6,395	481,799
Karyopharm Therapeutics, Inc.*	1,000	19,170
Kodiak Sciences, Inc.*	15,719	1,130,982
Krystal Biotech, Inc.*	4,902	271,473
Minerva Neurosciences, Inc.*	10,922	77,655
Mirati Therapeutics, Inc.*	6,300	811,818
Moderna, Inc. (x)*	1,064	20,812
Momenta Pharmaceuticals, Inc.*	11,172	220,424
MorphoSys AG*	1,497	212,921
Myovant Sciences Ltd.*	129	2,002
Neurocrine Biosciences, Inc.*	20,249	2,176,565
Orchard Therapeutics plc (ADR)*	15,466	212,657
PhaseBio Pharmaceuticals, Inc. (x)*	8,760	53,524
Principia Biopharma, Inc.*	4,654	254,946
Progenics Pharmaceuticals, Inc.*	21,400	108,926
PTC Therapeutics, Inc.*	15,800	758,874
Puma Biotechnology, Inc.*	6,200	54,250
Radius Health, Inc.*	8,940	180,230
RAPT Therapeutics, Inc. (x)*	5,090	140,535
Regeneron Pharmaceuticals, Inc.*	6,617	2,484,551
REGENXBIO, Inc.*	5,061	207,349
Rhythm Pharmaceuticals, Inc.*	5,972	137,117
Rocket Pharmaceuticals, Inc.*	10,337	235,270
Sage Therapeutics, Inc.*	14,913	1,076,569
Sarepta Therapeutics, Inc.*	11,598	1,496,606
Scholar Rock Holding Corp.*	2,773	36,548
Seattle Genetics, Inc.*	20,388	2,329,533
Stoke Therapeutics, Inc.*	4,249	120,332
Translate Bio, Inc.*	1,900	15,466
Turning Point Therapeutics, Inc.*	4,755	296,189
Ultragenyx Pharmaceutical, Inc.*	11,209	478,736
uniQure NV*	1,200	85,992
Vertex Pharmaceuticals, Inc.*	35,981	7,878,040
Xencor, Inc. (x)*	13,973	480,531
Zai Lab Ltd. (ADR)*	2,460	102,311
Zealand Pharma A/S*	4,267	150,777
Zymeworks, Inc.*	7,898	359,043

		65,316,147

Health Care Equipment & Supplies (24.0%)
ABIOMED, Inc.*	2,762	471,170
Alcon, Inc.*	22,731	1,287,104
AtriCure, Inc.*	8,300	269,833
Becton Dickinson and Co.	28,956	7,875,163
Boston Scientific Corp.*	6,700	302,974
Cooper Cos., Inc. (The)	4,059	1,304,116
Danaher Corp.	24,895	3,820,885
DexCom, Inc.*	7,375	1,613,207
DiaSorin SpA	4,109	531,886
Envista Holdings Corp.*	35,931	1,064,995
GenMark Diagnostics, Inc.*	23,285	112,001
Hologic, Inc.*	44,195	2,307,421
ICU Medical, Inc.*	2,892	541,151
Insulet Corp.*	4,600	787,520
Intuitive Surgical, Inc.*	14,741	8,714,142
iRhythm Technologies, Inc.*	3,943	268,479
Lantheus Holdings, Inc.*	13,800	283,038
Nevro Corp.*	8,622	1,013,430
Novocure Ltd.*	6,720	566,294
NuVasive, Inc.*	1,600	123,744
Penumbra, Inc.*	5,275	866,524

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Quidel Corp.*	12,399	$930,297
Sartorius AG (Preference) (q)	3,336	713,972
Shockwave Medical, Inc. (x)*	2,587	113,621
SI-BONE, Inc.*	3,500	75,250
Silk Road Medical, Inc.*	1,190	48,052
SmileDirectClub, Inc. (x)*	5,059	44,216
Stryker Corp.	23,332	4,898,320
Tandem Diabetes Care, Inc.*	2,700	160,947
Teleflex, Inc.	4,356	1,639,773
West Pharmaceutical Services, Inc.	8,244	1,239,320
Zimmer Biomet Holdings, Inc.	4,400	658,592

		44,647,437

Health Care Providers & Services (15.9%)
Acadia Healthcare Co., Inc.*	8,313	276,158
Amedisys, Inc.*	3,361	561,018
Anthem, Inc.	7,752	2,341,336
Centene Corp.*	57,014	3,584,470
Cigna Corp.	17,504	3,579,393
Exagen, Inc. (x)*	5,479	139,167
Guardant Health, Inc.*	3,600	281,304
HCA Healthcare, Inc.	24,991	3,693,920
Humana, Inc.	8,645	3,168,565
Molina Healthcare, Inc.*	8,900	1,207,641
Option Care Health, Inc.*	10,242	38,203
Pennant Group, Inc. (The)*	8,251	272,861
UnitedHealth Group, Inc.	34,200	10,054,116
WellCare Health Plans, Inc.*	1,396	460,973

		29,659,125

Health Care Technology (0.3%)
HTG Molecular Diagnostics, Inc. (x)*	22,000	15,442
Phreesia, Inc.*	5,352	142,577
Veeva Systems, Inc., Class A*	2,900	407,914

		565,933

Life Sciences Tools & Services (8.7%)
10X Genomics, Inc., Class A*	2,116	161,345
Adaptive Biotechnologies Corp. (x)*	4,327	129,464
Agilent Technologies, Inc.	36,134	3,082,592
Avantor, Inc.*	62,095	1,127,024
Bruker Corp.	22,200	1,131,534
Evotec SE*	9,778	252,812
Illumina, Inc.*	2,320	769,637
Lonza Group AG (Registered)*	1,238	451,810
Mettler-Toledo International, Inc.*	840	666,355
PRA Health Sciences, Inc.*	5,500	611,325
QIAGEN NV*	3,100	104,780
Quanterix Corp. (x)*	12,000	283,560
Thermo Fisher Scientific, Inc.	21,843	7,096,135
Wuxi Biologics Cayman, Inc. (m)*	21,500	272,189

		16,140,562

Pharmaceuticals (15.1%)
Astellas Pharma, Inc.	40,400	695,302
AstraZeneca plc (ADR)	57,732	2,878,517
Axsome Therapeutics, Inc.*	8,638	892,824
Bayer AG (Registered)	9,187	750,311
Bristol-Myers Squibb Co.	49,100	3,151,729
Cara Therapeutics, Inc. (x)*	16,429	264,671
Catalent, Inc.*	10,646	599,370
Chugai Pharmaceutical Co. Ltd.	13,300	1,233,850
Daiichi Sankyo Co. Ltd.	23,800	1,583,235
Eisai Co. Ltd.	5,500	415,278
Elanco Animal Health, Inc.*	19,372	570,505
Eli Lilly & Co.	24,661	3,241,195
GW Pharmaceuticals plc (ADR) (x)*	3,700	386,872
Intra-Cellular Therapies, Inc. (x)*	6,600	226,446
Ipsen SA	3,574	316,707
Menlo Therapeutics, Inc.*	6,400	29,696
Merck & Co., Inc.	41,125	3,740,319
Milestone Pharmaceuticals, Inc. (x)*	8,068	129,169
MyoKardia, Inc.*	10,258	747,654
Nektar Therapeutics*	6,800	146,778
Novartis AG (Registered)	13,891	1,319,057
Odonate Therapeutics, Inc.*	5,770	187,236
Otsuka Holdings Co. Ltd.	2,000	89,881
Perrigo Co. plc	173	8,937
Reata Pharmaceuticals, Inc., Class A*	5,576	1,139,902
Relmada Therapeutics, Inc. (x)*	1,433	55,887
Roche Holding AG	6,851	2,222,788
Supernus Pharmaceuticals, Inc.*	501	11,884
Tricida, Inc. (x)*	18,328	691,699
WaVe Life Sciences Ltd. (x)*	3,736	29,944
Zogenix, Inc.*	8,951	466,616

		28,224,259

Total Health Care		184,553,463

Industrials (0.4%)
Industrial Conglomerates (0.4%)
General Electric Co.	63,500	708,660

Total Industrials		708,660

Total Common Stocks (99.5%) (Cost $155,284,580)		185,262,123

CONVERTIBLE PREFERRED STOCK:
Health Care (0.2%)
Health Care Equipment & Supplies (0.2%)
Becton Dickinson and Co. 6.125%	5,400	353,484

Total Convertible Preferred Stock (0.2%) (Cost $324,207)		353,484

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.1%)
Pharmaceuticals (0.1%)
Bristol-Myers Squibb Co., CVR* (Cost $103,386)	42,711	128,560

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.4%)
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	$1,000,000	$1,000,000
HSBC Securities, Inc., 1.55%, dated 12/31/19, due 1/2/20, repurchase price $1,606,191, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-3.000%, maturing 11/15/40-2/15/47; total market value $1,638,315. (xx)	1,606,052	1,606,052

Total Repurchase Agreements		2,606,052

Total Short-Term Investments (1.4%) (Cost $2,606,052)		2,606,052

Total Investments in Securities (101.2%) (Cost $158,318,225)		188,350,219
Other Assets Less Liabilities (-1.2%)		(2,257,363)

Net Assets (100%)		$186,092,856

*	Non-income producing.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $272,189 or 0.1% of net assets.

(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $4,380,852. This was collateralized by $1,890,292 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/9/20 - 2/15/49 and by cash of $2,606,052 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Health Care	$171,072,278	$13,481,185	$—	$184,553,463
Industrials	708,660	—	—	708,660
Convertible Preferred Stock
Health Care	353,484	—	—	353,484
Rights
Health Care	128,560	—	—	128,560
Short-Term Investments
Repurchase Agreements	—	2,606,052	—	2,606,052

Total Assets	$172,262,982	$16,087,237	$—	$188,350,219

Total Liabilities	$—	$—	$—	$—

Total	$172,262,982	$16,087,237	$—	$188,350,219

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$766	$766

Total	$766	$766

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(300)	$(300)

Total	$(300)	$(300)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $40,000 for one month during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$69,563,765
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$84,787,519

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$34,785,385
Aggregate gross unrealized depreciation	(5,065,938)

Net unrealized appreciation	$29,719,447

Federal income tax cost of investments in securities and derivative instruments, if applicable	$158,630,772

For the year ended December 31, 2019, the Portfolio incurred approximately $409 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $155,712,173)	$185,744,167
Repurchase Agreements (Cost $2,606,052)	2,606,052
Cash	659,551
Foreign cash (Cost $8,693)	8,755
Dividends, interest and other receivables	100,135
Receivable for securities sold	42,264
Receivable for Portfolio shares sold	19,468
Securities lending income receivable	12,063
Other assets	960

Total assets	189,193,415

LIABILITIES
Payable for return of collateral on securities loaned	2,606,052
Payable for Portfolio shares redeemed	276,382
Investment management fees payable	100,472
Distribution fees payable – Class IB	39,169
Administrative fees payable	14,948
Payable for securities purchased	8,539
Accrued expenses	54,997

Total liabilities	3,100,559

NET ASSETS	$186,092,856

Net assets were comprised of:
Paid in capital	$159,966,819
Total distributable earnings (loss)	26,126,037

Net assets	$186,092,856

Class IB
Net asset value, offering and redemption price per share, $186,092,856 / 3,539,228 shares outstanding (unlimited amount authorized: $0.01 par value)	$52.58

(x)	Includes value of securities on loan of $4,380,852.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $31,198 foreign withholding tax)	$1,319,651
Interest	24,421
Securities lending (net)	67,056

Total income	1,411,128

EXPENSES
Investment management fees	1,663,540
Distribution fees – Class IB	437,773
Administrative fees	167,337
Professional fees	66,808
Printing and mailing expenses	29,147
Offering costs	27,929
Custodian fees	27,500
Trustees’ fees	5,628
Miscellaneous	8,197

Gross expenses	2,433,859
Less: Waiver from investment manager	(331,142)

Net expenses	2,102,717

NET INVESTMENT INCOME (LOSS)	(691,589)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(2,931,544)
Forward foreign currency contracts	766
Foreign currency transactions	(144)

Net realized gain (loss)	(2,930,922)

Change in unrealized appreciation (depreciation) on:
Investments in securities	46,800,303
Forward foreign currency contracts	(300)
Foreign currency translations	1,702

Net change in unrealized appreciation (depreciation)	46,801,705

NET REALIZED AND UNREALIZED GAIN (LOSS)	43,870,783

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,179,194

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(691,589)	$(140,582)
Net realized gain (loss)	(2,930,922)	(955,809)
Net change in unrealized appreciation (depreciation)	46,801,705	(16,768,211)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,179,194	(17,864,602)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 383,005 and 166,535 shares, respectively ]	17,557,483	7,366,879
Capital shares sold in-kind (Note 8) [ 0 and 3,793,009 shares, respectively ]	—	173,037,053
Capital shares repurchased [ (700,583) and (102,738) shares, respectively ]	(32,698,217)	(4,484,934)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(15,140,734)	175,918,998

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,038,460	158,054,396
NET ASSETS:
Beginning of period	158,054,396	—

End of period	$186,092,856	$158,054,396

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$40.98		$45.62

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.18)		(0.04)
Net realized and unrealized gain (loss)	11.78		(4.60)

Total from investment operations	11.60		(4.64)

Net asset value, end of period	$52.58		$40.98

Total return (b)	28.31%		(10.17)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$186,093		$158,054
Ratio of expenses to average net assets:
After waivers (a)(f)	1.20	%(j)	1.20	%(j)
Before waivers (a)(f)	1.39%		1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.39)%		(0.43	)%(l)
Before waivers (a)(f)	(0.58)%		(0.68	)%(l)
Portfolio turnover rate^	40%		8	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Templeton Global Advisors Limited

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	20.85%	5.69%	7.24%
Portfolio – Class IB Shares	20.95	5.71	7.19
Portfolio – Class K Shares*	21.25	5.98	9.16
Volatility Managed Index – Global Blend	26.30	8.28	9.14
International Proxy Index	22.97	5.59	5.07
Volatility Managed Index – Global Proxy Blend	26.97	8.44	9.18
MSCI World (Net) Index	27.67	8.74	9.47

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 20.95% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index - Global Blend, the International Proxy Index, the Volatility Managed Index - Global Proxy Blend and the MSCI World (Net) Index, which returned 26.30%, 22.97%, 26.97% and 27.67%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Stock selection and an underweighting in the materials sector benefited relative performance. Shares of Canadian mining firm Wheaton Precious Metals Corp. rallied as the price of gold broke out of a six-year trading range. We continue to like Wheaton Precious Metals’ attractive, capital-light streaming model, which provides financing for (primarily) base metal miners in return for a claim on their precious metal byproducts.

What hurt performance during the year:

•

Value stocks delivered their worst annual performance relative to growth since the peak of the technology, media and telecommunications bubble two decades ago, pressuring the Portfolio, which produced double-digit percentage absolute gains but underperformed its benchmark.

•

Stock selection and an overweighting resulted in communication services being the most significant sector detractor from relative performance during the year. Luxembourg-based satellite operator SES SA was one of the Portfolio’s most significant detractors from relative performance; its shares slumped after U.S. regulators opted for a public auction of C-band spectrum instead of the private auction favored by spectrum owners like SES, as well as by telecommunications industry bidders who favored a quicker, private process. Our analysis suggests that SES’s current share price reflects little or no upside from spectrum monetization, which we believe is excessively punitive and leaves the core business trading at attractive valuations. We remain constructive on the stock given its strong balance sheet and healthy dividend yield, as well as our expectation of stabilization and renewed growth in SES’s core business over a long-term investment horizon. Elsewhere in the sector, Chinese wireless and fixed-line operators China Telecom Corp. Ltd. and China Mobile Ltd. both fell to their lowest stock price levels in more than a decade amid elevated 5G capital expenditures and continued security scrutiny of Chinese telecommunication services companies. We continue to believe the stocks offer undemanding valuations, attractive dividend yields and solid competitive positions in a secular growth market.

•

An underweighting and stock selection in the information technology sector and an overweighting and stock selection in the energy sector also detracted from relative performance. Within the energy sector, UK-based integrated energy producer BP plc notably detracted from relative performance. BP reported higher oil and gas production in 2019 and solid results

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from its energy trading business, but investors hoping for a dividend increase during the year were disappointed when the firm’s chief financial officer indicated that raising the dividend payout would be premature with leverage at current levels. BP has made solid progress selling assets to shore up its balance sheet, and we believe its financial position has the potential to be further strengthened by firm oil prices and rising production following years of investment.

•

From a regional standpoint, stock selection and an overweighting in Europe and stock selection and an underweighting in North America were the biggest detractors from relative performance. In Asia, relative weakness in China and Japan more than offset relative strength in Taiwan and India.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark.

Portfolio Positioning and Outlook — Templeton Investment Counsel, LLC

As investors, we can neither predict the future nor time the markets. However, we can observe the direction of travel and take prudent steps to prepare our portfolios for probable outcomes. Trends that appear extended, expensive and unsustainable are ones we will always seek to avoid, despite the challenges avoiding these trends has caused during this unusually prolonged market cycle. In today’s environment, this means acknowledging the inconsistencies and problems facing the global financial system and constructing high-quality, high-conviction portfolios to manage growing risks and capitalize on evolving opportunities. We have done this over the course of approximately the past 12–18 months by strengthening our investment team, optimizing our organizational structure, improving our technological capabilities, and developing new tools to understand and manage portfolio risks to become more nimble and responsive in a fluid environment. We have created a “reserve list” of desirable stocks that have been thoroughly analyzed, vetted and readied for portfolio inclusion as valuation opportunities arise. We have also broadened our opportunity set to diversify among types of value and economic exposures. While the Portfolio is now more diverse in terms of exposures, it is more concentrated in terms of impact. By holding a fewer number of high-conviction investments across a wider range of value types, we aim to ensure that our best ideas are fully expressed and positioned to meaningfully impact portfolios.

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	15.1%
Health Care	14.0
Information Technology	9.3
Communication Services	8.8
Consumer Staples	8.6
Industrials	8.2
Consumer Discretionary	6.4
Energy	6.1
Investment Company	3.2
Utilities	3.1
Materials	2.8
Real Estate	2.5
Repurchase Agreements	1.0
Cash and Other	10.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

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Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,078.80	$5.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	1,078.90	5.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	1,079.60	4.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (8.8%)
Diversified Telecommunication Services (3.3%)
AT&T, Inc.	40,914	$1,598,919
BT Group plc	80,686	205,673
Cellnex Telecom SA (m)	2,520	108,460
CenturyLink, Inc.	5,476	72,338
China Telecom Corp. Ltd. (ADR)	63,100	2,599,089
Deutsche Telekom AG (Registered)	134,385	2,196,277
Elisa OYJ	1,366	75,463
HKT Trust & HKT Ltd.	36,414	51,310
Iliad SA (x)	251	32,533
Koninklijke KPN NV	34,315	101,270
Nippon Telegraph & Telephone Corp.	12,312	312,403
Orange SA	19,164	282,031
PCCW Ltd.	41,000	24,256
Proximus SADP	1,461	41,822
Singapore Telecommunications Ltd.	2,395,650	6,002,707
Spark New Zealand Ltd.	18,072	52,679
Swisscom AG (Registered)	249	131,884
Telecom Italia SpA (Aquis Stock Exchange)	57,901	35,448
Telecom Italia SpA (Turquoise Stock Exchange)*	87,622	54,686
Telefonica Deutschland Holding AG	8,444	24,475
Telefonica SA	430,890	3,009,692
Telenor ASA	6,928	124,248
Telia Co. AB	26,283	112,946
Telstra Corp. Ltd.	39,985	99,331
TPG Telecom Ltd. (x)	3,744	17,630
United Internet AG (Registered)	1,181	38,788
Verizon Communications, Inc.	94,492	5,801,809

		23,208,167

Entertainment (0.5%)
Activision Blizzard, Inc.	4,356	258,834
Electronic Arts, Inc.*	1,644	176,746
Konami Holdings Corp.	900	37,150
Live Nation Entertainment, Inc.*	789	56,390
Netflix, Inc.*	2,457	795,011
Nexon Co. Ltd.*	4,800	64,056
Nintendo Co. Ltd.	1,000	404,675
Square Enix Holdings Co. Ltd.	900	44,977
Take-Two Interactive Software, Inc.*	612	74,927
Toho Co. Ltd.	1,100	46,013
Ubisoft Entertainment SA*	853	58,920
Vivendi SA	8,203	237,578
Walt Disney Co. (The)	10,095	1,460,040

		3,715,317

Interactive Media & Services (1.3%)
Alphabet, Inc., Class A*	1,678	2,247,496
Alphabet, Inc., Class C*	1,674	2,238,172
Auto Trader Group plc (m)	8,898	70,081
Baidu, Inc. (ADR)*	14,100	1,782,240
Facebook, Inc., Class A*	13,478	2,766,360
Kakaku.com, Inc.	1,400	35,987
LINE Corp.*	600	29,543
REA Group Ltd. (x)	506	36,787
Twitter, Inc.*	4,312	138,200
Z Holdings Corp.	25,500	108,191

		9,453,057

Media (1.7%)
Altice Europe NV, Class A*	6,482	41,793
Charter Communications, Inc., Class A*	878	425,900
Comcast Corp., Class A	101,745	4,575,473
CyberAgent, Inc. (x)	1,000	35,111
Dentsu Group, Inc.	2,061	71,605
Discovery, Inc., Class A (x)*	915	29,957
Discovery, Inc., Class C*	1,902	57,992
DISH Network Corp., Class A*	1,395	49,481
Eutelsat Communications SA	1,742	28,313
Fox Corp., Class A	1,911	70,841
Fox Corp., Class B	925	33,670
Hakuhodo DY Holdings, Inc.	2,300	37,425
Informa plc	12,024	136,494
Interpublic Group of Cos., Inc. (The)	2,144	49,526
ITV plc	34,800	69,605
JCDecaux SA (x)	678	20,899
News Corp., Class A	1,963	27,757
News Corp., Class B	714	10,360
Omnicom Group, Inc.	1,213	98,277
Pearson plc	7,512	63,384
Publicis Groupe SA	2,130	96,429
Schibsted ASA, Class B	925	26,530
SES SA (FDR)	406,483	5,699,400
Singapore Press Holdings Ltd.	15,500	25,124
Telenet Group Holding NV	456	20,491
ViacomCBS, Inc.	2,960	124,231
WPP plc	12,122	171,246

		12,097,314

Wireless Telecommunication Services (2.0%)
Bharti Airtel Ltd.*	376,570	2,404,666
China Mobile Ltd.	424,500	3,568,234
KDDI Corp.	17,000	508,959
Millicom International Cellular SA (SDR) (x)	986	47,224
NTT DOCOMO, Inc.	12,800	357,889
Softbank Corp.	16,100	216,262
SoftBank Group Corp.	15,100	660,951
Tele2 AB, Class B	4,797	69,576
T-Mobile US, Inc.*	1,764	138,333
Vodafone Group plc	3,123,061	6,071,177

		14,043,271

Total Communication Services		62,517,126

Consumer Discretionary (6.4%)
Auto Components (0.2%)
Aisin Seiki Co. Ltd.	1,600	59,933
Aptiv plc	1,429	135,712
BorgWarner, Inc.	1,109	48,108
Bridgestone Corp. (x)	5,500	206,019
Cie Generale des Etablissements Michelin SCA	1,642	200,944

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Continental AG	1,057	$136,657
Denso Corp.	4,200	191,958
Faurecia SE	729	39,275
Koito Manufacturing Co. Ltd.	1,000	46,938
NGK Spark Plug Co. Ltd.	1,500	29,460
Nokian Renkaat OYJ	1,201	34,528
Pirelli & C SpA (m)	3,842	22,151
Stanley Electric Co. Ltd.	1,300	38,047
Sumitomo Electric Industries Ltd.	7,200	109,469
Sumitomo Rubber Industries Ltd.	1,600	19,688
Toyoda Gosei Co. Ltd.	600	15,158
Toyota Industries Corp.	1,400	81,561
Valeo SA	2,315	81,563
Yokohama Rubber Co. Ltd. (The)	1,100	21,574

		1,518,743

Automobiles (0.7%)
Bayerische Motoren Werke AG	3,180	260,891
Bayerische Motoren Werke AG (Preference) (q)	528	32,604
Daimler AG (Registered)	8,735	483,730
Ferrari NV	1,158	192,112
Fiat Chrysler Automobiles NV	10,426	154,302
Ford Motor Co.	21,862	203,317
General Motors Co.	7,009	256,529
Harley-Davidson, Inc.	864	32,132
Honda Motor Co. Ltd.	15,700	447,787
Isuzu Motors Ltd.	5,300	63,363
Mazda Motor Corp.	5,720	49,380
Mitsubishi Motors Corp.	6,400	26,977
Nissan Motor Co. Ltd.	22,300	130,551
Peugeot SA	5,649	134,967
Porsche Automobil Holding SE (Preference) (q)	1,471	109,957
Renault SA (x)	1,846	87,340
Subaru Corp.	5,900	147,344
Suzuki Motor Corp.	3,500	147,112
Toyota Motor Corp.	21,898	1,554,656
Volkswagen AG	326	63,353
Volkswagen AG (Preference) (q)	1,783	352,478
Yamaha Motor Co. Ltd.	2,800	56,771

		4,987,653

Distributors (0.0%)
Genuine Parts Co.	802	85,197
Jardine Cycle & Carriage Ltd.	955	21,373
LKQ Corp.*	1,702	60,761

		167,331

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	700	18,515
H&R Block, Inc.	1,033	24,255

		42,770

Hotels, Restaurants & Leisure (0.7%)
Accor SA	1,686	78,957
Aristocrat Leisure Ltd.	5,520	130,426
Carnival Corp.	2,222	112,944
Carnival plc	1,537	74,189
Chipotle Mexican Grill, Inc.*	142	118,870
Compass Group plc	15,238	381,482
Crown Resorts Ltd.	3,577	30,147
Darden Restaurants, Inc.	676	73,691
Flight Centre Travel Group Ltd.	534	16,511
Flutter Entertainment plc (x)	751	91,274
Galaxy Entertainment Group Ltd.	21,000	154,691
Genting Singapore Ltd.	58,042	39,703
GVC Holdings plc	5,590	65,471
Hilton Worldwide Holdings, Inc.	1,557	172,687
InterContinental Hotels Group plc	1,661	114,584
Las Vegas Sands Corp.	1,889	130,416
Marriott International, Inc., Class A	1,525	230,931
McDonald’s Corp.	4,213	832,531
McDonald’s Holdings Co. Japan Ltd. (x)	673	32,456
Melco Resorts & Entertainment Ltd. (ADR)	2,082	50,322
MGM Resorts International	2,909	96,782
Norwegian Cruise Line Holdings Ltd.*	1,156	67,522
Oriental Land Co. Ltd.	1,900	260,200
Royal Caribbean Cruises Ltd.	959	128,036
Sands China Ltd.	23,196	123,983
SJM Holdings Ltd.	18,000	20,489
Sodexo SA	850	100,731
Starbucks Corp.	6,614	581,503
Tabcorp Holdings Ltd.	19,330	61,449
TUI AG	4,235	53,505
Whitbread plc	1,284	82,420
Wynn Macau Ltd.	14,800	36,467
Wynn Resorts Ltd.	524	72,768
Yum! Brands, Inc.	1,697	170,939

		4,789,077

Household Durables (1.1%)
Barratt Developments plc	9,780	96,719
Berkeley Group Holdings plc	1,147	73,824
Casio Computer Co. Ltd.	1,900	38,313
DR Horton, Inc.	1,877	99,012
Electrolux AB	2,269	55,693
Garmin Ltd.	796	77,658
Husqvarna AB, Class B	3,909	31,309
Iida Group Holdings Co. Ltd.	1,400	24,726
Leggett & Platt, Inc.	792	40,257
Lennar Corp., Class A	1,581	88,204
Mohawk Industries, Inc.*	324	44,187
Newell Brands, Inc.	2,151	41,342
Nikon Corp.	3,100	38,345
NVR, Inc.*	20	76,168
Panasonic Corp.	631,200	5,980,585
Persimmon plc	3,060	109,236
PulteGroup, Inc.	1,438	55,794
Rinnai Corp.	300	23,607
SEB SA	217	32,227
Sekisui Chemical Co. Ltd.	3,500	61,332
Sekisui House Ltd.	6,000	128,857
Sharp Corp.	1,900	29,465
Sony Corp.	12,200	830,999
Taylor Wimpey plc	31,505	80,709
Whirlpool Corp.	354	52,226

		8,210,794

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Internet & Direct Marketing Retail (0.8%)
Amazon.com, Inc.*	2,333	$4,311,011
Booking Holdings, Inc.*	234	480,573
Delivery Hero SE (m)*	1,003	79,385
eBay, Inc.	4,274	154,334
Expedia Group, Inc.	780	84,349
Mercari, Inc.*	700	14,399
Ocado Group plc*	4,572	77,457
Prosus NV*	4,682	349,402
Rakuten, Inc.	8,300	71,423
Zalando SE (m)*	1,184	60,003
ZOZO, Inc.	1,000	19,208

		5,701,544

Leisure Products (0.6%)
Bandai Namco Holdings, Inc.	1,900	115,953
Hasbro, Inc.	708	74,772
Mattel, Inc. (x)*	261,000	3,536,550
Sankyo Co. Ltd.	400	13,345
Sega Sammy Holdings, Inc.	1,800	26,224
Shimano, Inc.	700	114,482
Yamaha Corp.	1,400	78,340

		3,959,666

Multiline Retail (0.2%)
Dollar General Corp.	1,434	223,675
Dollar Tree, Inc.*	1,320	124,146
Harvey Norman Holdings Ltd. (x)	5,114	14,606
Isetan Mitsukoshi Holdings Ltd.	3,200	28,980
J Front Retailing Co. Ltd.	2,200	30,979
Kohl’s Corp.	831	42,340
Macy’s, Inc. (x)	1,572	26,724
Marks & Spencer Group plc	18,732	52,975
Marui Group Co. Ltd.	1,800	44,199
Next plc	1,280	118,989
Nordstrom, Inc.	623	25,499
Pan Pacific International Holdings Corp.	4,400	73,337
Ryohin Keikaku Co. Ltd.	2,300	54,105
Target Corp.	2,815	360,911
Wesfarmers Ltd.	10,891	316,410

		1,537,875

Specialty Retail (1.4%)
ABC-Mart, Inc.	300	20,542
Advance Auto Parts, Inc.	380	60,861
AutoZone, Inc.*	133	158,444
Best Buy Co., Inc.	1,292	113,438
CarMax, Inc.*	931	81,621
Dufry AG (Registered)*	363	36,015
Fast Retailing Co. Ltd. (x)	600	358,934
Gap, Inc. (The)	1,032	18,246
Hennes & Mauritz AB, Class B	7,717	156,938
Hikari Tsushin, Inc.	200	50,490
Home Depot, Inc. (The)	6,109	1,334,083
Industria de Diseno Textil SA	10,478	369,637
JD Sports Fashion plc	4,207	46,665
Kingfisher plc	1,785,022	5,130,835
L Brands, Inc.	1,140	20,657
Lowe’s Cos., Inc.	4,305	515,567
Nitori Holdings Co. Ltd.	700	110,970
O’Reilly Automotive, Inc.*	427	187,137
Ross Stores, Inc.	2,034	236,798
Shimamura Co. Ltd.	200	15,315
Tiffany & Co.	606	80,992
TJX Cos., Inc. (The)	6,818	416,307
Tractor Supply Co.	653	61,016
Ulta Beauty, Inc.*	324	82,017
USS Co. Ltd.	2,100	39,930
Yamada Denki Co. Ltd.	6,000	31,918

		9,735,373

Textiles, Apparel & Luxury Goods (0.7%)
adidas AG	1,733	563,344
Burberry Group plc	3,952	115,428
Capri Holdings Ltd.*	774	29,528
Cie Financiere Richemont SA (Registered)	5,014	394,053
EssilorLuxottica SA (Borsa Italiana Stock Exchange)	875	132,795
EssilorLuxottica SA (Turquoise Stock Exchange)	1,848	281,500
Hanesbrands, Inc. (x)	2,089	31,022
Hermes International	304	227,172
Kering SA	728	477,873
LVMH Moet Hennessy Louis Vuitton SE	2,670	1,240,504
Moncler SpA	1,734	77,937
NIKE, Inc., Class B	6,983	707,448
Pandora A/S	961	41,805
Puma SE	830	63,635
PVH Corp.	414	43,532
Ralph Lauren Corp.	278	32,587
Swatch Group AG (The) (x)	278	77,557
Swatch Group AG (The) (Registered)	505	26,690
Tapestry, Inc.	1,446	38,999
Under Armour, Inc., Class A (x)*	1,090	23,544
Under Armour, Inc., Class C*	1,073	20,580
VF Corp.	1,821	181,481
Yue Yuen Industrial Holdings Ltd.	7,000	20,661

		4,849,675

Total Consumer Discretionary		45,500,501

Consumer Staples (8.6%)
Beverages (1.8%)
Anheuser-Busch InBev SA/NV	7,319	596,929
Asahi Group Holdings Ltd.	3,500	160,513
Brown-Forman Corp., Class B	1,065	71,994
Budweiser Brewing Co. APAC Ltd. (m)*	12,000	40,501
Carlsberg A/S, Class B	1,028	153,355
Coca-Cola Amatil Ltd.	4,868	37,782
Coca-Cola Bottlers Japan, Inc. (x)	1,200	30,824
Coca-Cola Co. (The)	21,597	1,195,394
Coca-Cola European Partners plc	2,222	113,055
Coca-Cola HBC AG*	1,918	65,166
Constellation Brands, Inc., Class A	933	177,037
Davide Campari-Milano SpA	5,579	50,940
Diageo plc	22,722	963,272
Heineken Holding NV	1,107	107,285

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Heineken NV	2,490	$265,115
Kirin Holdings Co. Ltd.	150,800	3,317,031
Molson Coors Brewing Co., Class B	1,048	56,487
Monster Beverage Corp.*	2,158	137,141
PepsiCo, Inc.	7,833	1,070,536
Pernod Ricard SA	2,040	364,750
Remy Cointreau SA	217	26,653
Suntory Beverage & Food Ltd.	83,700	3,501,141
Treasury Wine Estates Ltd.	6,914	78,795

		12,581,696

Food & Staples Retailing (3.3%)
Aeon Co. Ltd.	6,400	132,854
Carrefour SA	5,816	97,531
Casino Guichard Perrachon SA	521	24,370
Coles Group Ltd.	10,891	113,419
Colruyt SA	530	27,632
Costco Wholesale Corp.	2,474	727,158
Dairy Farm International Holdings Ltd.	3,700	21,127
FamilyMart Co. Ltd.	2,400	57,982
ICA Gruppen AB	806	37,622
J Sainsbury plc	16,999	51,766
Jeronimo Martins SGPS SA	2,418	39,775
Koninklijke Ahold Delhaize NV	11,370	284,344
Kroger Co. (The)	264,029	7,654,201
Lawson, Inc.	500	28,485
METRO AG	1,817	29,247
Seven & i Holdings Co. Ltd.	100,700	3,709,927
Sundrug Co. Ltd.	700	25,480
Sysco Corp.	2,863	244,901
Tesco plc	94,073	318,002
Tsuruha Holdings, Inc.	300	38,710
Walgreens Boots Alliance, Inc.	145,584	8,583,633
Walmart, Inc.	7,970	947,155
Welcia Holdings Co. Ltd.	500	31,982
Wm Morrison Supermarkets plc	23,055	61,016
Woolworths Group Ltd.	12,091	306,812

		23,595,131

Food Products (2.1%)
a2 Milk Co. Ltd. (x)*	7,062	71,407
Ajinomoto Co., Inc.	4,200	70,158
Archer-Daniels-Midland Co.	3,107	144,009
Associated British Foods plc	3,422	117,762
Barry Callebaut AG (Registered)	30	66,274
Calbee, Inc.	700	22,903
Campbell Soup Co.	888	43,885
Chocoladefabriken Lindt & Spruengli AG	10	77,650
Chocoladefabriken Lindt & Spruengli AG (Registered)	1	88,345
Conagra Brands, Inc.	2,813	96,317
Danone SA	5,931	491,642
General Mills, Inc.	3,367	180,337
Hershey Co. (The)	831	122,140
Hormel Foods Corp.	1,549	69,875
JM Smucker Co. (The)	611	63,623
Kellogg Co.	124,416	8,604,611
Kerry Group plc, Class A	1,526	190,171
Kikkoman Corp.	1,400	69,192
Kraft Heinz Co. (The)	3,467	111,395
Lamb Weston Holdings, Inc.	814	70,028
McCormick & Co., Inc. (Non-Voting)	711	120,678
Meiji Holdings Co. Ltd.	1,138	77,295
Mondelez International, Inc., Class A	8,045	443,119
Mowi ASA	4,222	109,742
Nestle SA (Registered)	28,586	3,094,897
NH Foods Ltd.	800	33,206
Nisshin Seifun Group, Inc.	1,915	33,592
Nissin Foods Holdings Co. Ltd.	600	44,839
Orkla ASA	7,215	73,109
Toyo Suisan Kaisha Ltd.	800	34,090
Tyson Foods, Inc., Class A	1,644	149,670
Vitasoy International Holdings Ltd.	6,000	21,752
WH Group Ltd. (m)	91,500	94,526
Wilmar International Ltd.	18,500	56,671
Yakult Honsha Co. Ltd.	1,200	66,596
Yamazaki Baking Co. Ltd.	1,200	21,525

		15,247,031

Household Products (0.5%)
Church & Dwight Co., Inc.	1,365	96,014
Clorox Co. (The)	701	107,631
Colgate-Palmolive Co.	4,786	329,468
Essity AB, Class B	5,826	187,724
Henkel AG & Co. KGaA	998	94,034
Henkel AG & Co. KGaA (Preference) (q)	1,711	176,953
Kimberly-Clark Corp.	1,920	264,096
Lion Corp.	2,200	43,026
Pigeon Corp. (x)	1,100	40,647
Procter & Gamble Co. (The)	13,961	1,743,729
Reckitt Benckiser Group plc	6,813	553,112
Unicharm Corp.	3,900	132,806

		3,769,240

Personal Products (0.5%)
Beiersdorf AG	968	115,801
Coty, Inc., Class A	1,433	16,121
Estee Lauder Cos., Inc. (The), Class A	1,256	259,414
Kao Corp.	4,600	382,081
Kobayashi Pharmaceutical Co. Ltd.	500	42,658
Kose Corp.	300	44,177
L’Oreal SA	2,427	718,705
Pola Orbis Holdings, Inc.	900	21,652
Shiseido Co. Ltd.	3,800	272,161
Unilever NV	14,096	810,022
Unilever plc	10,661	614,358

		3,297,150

Tobacco (0.4%)
Altria Group, Inc.	10,509	524,504
British American Tobacco plc	22,034	943,153
Imperial Brands plc	9,158	226,723
Japan Tobacco, Inc. (x)	11,500	257,455
Philip Morris International, Inc.	8,732	743,006

See Notes to Financial Statements.

1534

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Swedish Match AB	1,632	$84,123

		2,778,964

Total Consumer Staples		61,269,212

Energy (6.1%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	3,541	90,756
Halliburton Co.	4,864	119,022
Helmerich & Payne, Inc.	559	25,395
National Oilwell Varco, Inc.	2,037	51,027
Schlumberger Ltd.	7,828	314,685
TechnipFMC plc	2,397	51,392
Tenaris SA	4,536	51,135
Worley Ltd. (x)	3,353	36,024

		739,436

Oil, Gas & Consumable Fuels (6.0%)
Aker BP ASA	1,038	34,051
Apache Corp.	235,407	6,024,065
BP plc	1,564,698	9,774,377
Cabot Oil & Gas Corp.	2,121	36,927
Caltex Australia Ltd.	2,399	57,155
Chevron Corp.	10,590	1,276,201
Cimarex Energy Co.	575	30,182
Concho Resources, Inc.	1,160	101,581
ConocoPhillips	6,123	398,179
Devon Energy Corp.	2,174	56,459
Diamondback Energy, Inc.	895	83,110
Eni SpA	194,522	3,021,132
EOG Resources, Inc.	3,294	275,905
Equinor ASA	9,621	192,326
Exxon Mobil Corp.	91,297	6,370,705
Galp Energia SGPS SA	4,815	80,475
Hess Corp.	1,444	96,474
HollyFrontier Corp.	830	42,089
Husky Energy, Inc.	175,500	1,408,271
Idemitsu Kosan Co. Ltd.	1,920	53,542
Inpex Corp.	9,800	102,505
JXTG Holdings, Inc.	30,394	139,277
Kinder Morgan, Inc.	10,860	229,906
Koninklijke Vopak NV	675	36,593
Lundin Petroleum AB	1,785	60,660
Marathon Oil Corp.	4,342	58,964
Marathon Petroleum Corp.	3,599	216,840
Neste OYJ	4,064	141,407
Noble Energy, Inc.	2,668	66,273
Occidental Petroleum Corp.	4,990	205,638
Oil Search Ltd.	13,182	67,066
OMV AG	1,415	79,487
ONEOK, Inc.	2,304	174,344
Origin Energy Ltd.	16,918	100,320
Phillips 66	2,462	274,291
Pioneer Natural Resources Co.	932	141,077
Repsol SA	13,822	215,973
Royal Dutch Shell plc, Class A	41,099	1,216,728
Royal Dutch Shell plc, Class B	268,784	7,973,321
Santos Ltd.	17,007	97,625
TOTAL SA	23,054	1,272,296
Valero Energy Corp.	2,312	216,519
Washington H Soul Pattinson & Co. Ltd. (x)	1,125	16,973
Williams Cos., Inc. (The)	6,761	160,371
Woodside Petroleum Ltd.	8,992	216,942

		42,894,602

Total Energy		43,634,038

Financials (15.1%)
Banks (10.8%)
ABN AMRO Bank NV (CVA) (m)	4,063	73,922
AIB Group plc	8,190	28,699
Aozora Bank Ltd.	1,100	29,268
Australia & New Zealand Banking Group Ltd.	27,228	470,612
Banco Bilbao Vizcaya Argentaria SA	64,049	357,997
Banco de Sabadell SA	54,867	64,006
Banco Santander SA	159,628	667,874
Bangkok Bank PCL	127,950	681,318
Bangkok Bank PCL (NVDR)	502,400	2,683,604
Bank Hapoalim BM	10,901	90,439
Bank Leumi Le-Israel BM	14,212	103,463
Bank of America Corp.	45,341	1,596,910
Bank of East Asia Ltd. (The)	12,400	27,689
Bank of Ireland Group plc (Aquis Stock Exchange)	51,800	282,270
Bank of Ireland Group plc (Turquoise Stock Exchange)	199,532	1,092,665
Bank of Kyoto Ltd. (The)	500	21,628
Bankia SA	12,002	25,613
Bankinter SA	6,476	47,449
Barclays plc	1,930,134	4,592,776
Bendigo & Adelaide Bank Ltd.	5,140	35,276
BNP Paribas SA	160,794	9,528,558
BOC Hong Kong Holdings Ltd.	35,500	123,234
CaixaBank SA	34,473	108,194
Chiba Bank Ltd. (The)	5,700	33,207
Citigroup, Inc.	101,209	8,085,587
Citizens Financial Group, Inc.	2,429	98,642
Comerica, Inc.	778	55,822
Commerzbank AG	9,624	59,557
Commonwealth Bank of Australia	17,004	953,411
Concordia Financial Group Ltd.	10,200	42,432
Credit Agricole SA	182,127	2,640,472
Danske Bank A/S	6,211	100,504
DBS Group Holdings Ltd.	17,300	332,893
DNB ASA	9,108	170,140
Erste Group Bank AG*	2,890	108,792
Fifth Third Bancorp	3,927	120,716
FinecoBank Banca Fineco SpA	5,849	70,135
First Republic Bank	938	110,168
Fukuoka Financial Group, Inc.	1,400	27,123
Hang Seng Bank Ltd.	7,300	150,828
HSBC Holdings plc (Hong Kong Stock Exchange)	229,685	1,793,608
HSBC Holdings plc (London Stock Exchange)	193,935	1,520,510
Huntington Bancshares, Inc.	5,774	87,072
ING Groep NV	684,737	8,209,127
Intesa Sanpaolo SpA	142,963	376,609
Israel Discount Bank Ltd., Class A	11,181	51,837

See Notes to Financial Statements.

1535

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Japan Post Bank Co. Ltd.	3,900	$37,688
JPMorgan Chase & Co.	17,567	2,448,840
KB Financial Group, Inc. (ADR) (x)	68,695	2,841,912
KBC Group NV	2,398	180,380
KeyCorp	5,378	108,851
Lloyds Banking Group plc	673,498	557,572
M&T Bank Corp.	737	125,106
Mebuki Financial Group, Inc.	8,330	21,466
Mediobanca Banca di Credito Finanziario SpA	5,955	65,555
Mitsubishi UFJ Financial Group, Inc.	118,200	645,311
Mizrahi Tefahot Bank Ltd.	1,390	37,031
Mizuho Financial Group, Inc.	231,724	358,926
National Australia Bank Ltd.	27,693	478,649
Nordea Bank Abp (Aquis Stock Exchange)	445	3,614
Nordea Bank Abp (Turquoise Stock Exchange)	30,551	246,721
Oversea-Chinese Banking Corp. Ltd.	31,186	254,599
People’s United Financial, Inc.	2,611	44,126
PNC Financial Services Group, Inc. (The)‡	2,455	391,892
Raiffeisen Bank International AG	1,422	35,713
Regions Financial Corp.	5,311	91,137
Resona Holdings, Inc.	20,051	88,394
Royal Bank of Scotland Group plc	46,462	147,889
Seven Bank Ltd.	6,500	21,416
Shinsei Bank Ltd.	1,600	24,665
Shizuoka Bank Ltd. (The)	4,400	33,125
Skandinaviska Enskilda Banken AB, Class A	15,633	147,011
Societe Generale SA	7,720	268,575
Standard Chartered plc	593,497	5,600,505
Sumitomo Mitsui Financial Group, Inc.	132,027	4,906,585
Sumitomo Mitsui Trust Holdings, Inc.	3,186	127,170
SVB Financial Group*	299	75,061
Svenska Handelsbanken AB, Class A	14,755	158,950
Swedbank AB, Class A	8,699	129,514
Truist Financial Corp.	7,560	425,779
UniCredit SpA	19,308	281,984
United Overseas Bank Ltd.	12,207	239,702
US Bancorp	7,925	469,873
Wells Fargo & Co.	108,456	5,834,933
Westpac Banking Corp.	33,523	570,005
Zions Bancorp NA (x)	926	48,078

		76,506,959

Capital Markets (1.3%)
3i Group plc	9,347	135,944
Ameriprise Financial, Inc.	692	115,273
Amundi SA (m)	581	45,554
ASX Ltd.	1,860	102,345
Bank of New York Mellon Corp. (The)	4,698	236,450
BGP Holdings plc (r)*	177,813	—
BlackRock, Inc.‡	656	329,771
Cboe Global Markets, Inc.	604	72,480
Charles Schwab Corp. (The)	6,400	304,384
CME Group, Inc.	2,020	405,454
Credit Suisse Group AG (Registered)*	24,552	332,459
Daiwa Securities Group, Inc.	14,700	74,816
Deutsche Bank AG (Registered)	18,860	146,331
Deutsche Boerse AG	1,825	286,901
E*TRADE Financial Corp.	1,262	57,257
Franklin Resources, Inc.	1,574	40,893
Goldman Sachs Group, Inc. (The)	1,785	410,425
Hargreaves Lansdown plc	2,734	70,075
Hong Kong Exchanges & Clearing Ltd.	11,573	375,752
Intercontinental Exchange, Inc.	3,126	289,311
Invesco Ltd.	2,110	37,938
Japan Exchange Group, Inc.	4,900	87,037
Julius Baer Group Ltd.*	2,150	110,921
London Stock Exchange Group plc	3,024	310,433
Macquarie Group Ltd.	3,106	300,463
Magellan Financial Group Ltd.	1,245	49,756
MarketAxess Holdings, Inc.	219	83,025
Moody’s Corp.	908	215,568
Morgan Stanley	6,890	352,217
MSCI, Inc.	472	121,861
Nasdaq, Inc.	621	66,509
Natixis SA	9,086	40,339
Nomura Holdings, Inc.	31,900	165,408
Northern Trust Corp.	1,199	127,382
Partners Group Holding AG	180	165,047
Raymond James Financial, Inc.	723	64,680
S&P Global, Inc.	1,374	375,171
SBI Holdings, Inc.	2,250	47,938
Schroders plc	1,194	52,730
Singapore Exchange Ltd.	7,600	50,066
St James’s Place plc	5,110	78,822
Standard Life Aberdeen plc	23,048	100,167
State Street Corp.	2,022	159,940
T. Rowe Price Group, Inc.	1,314	160,098
UBS Group AG (Registered)*	177,047	2,236,412

		9,391,803

Consumer Finance (0.3%)
Acom Co. Ltd.	4,400	20,126
AEON Financial Service Co. Ltd.	1,100	17,484
American Express Co.	3,758	467,834
Capital One Financial Corp.	9,211	947,904
Credit Saison Co. Ltd.	1,600	27,993
Discover Financial Services	1,721	145,975
Synchrony Financial	3,284	118,257

		1,745,573

Diversified Financial Services (0.5%)
AMP Ltd. (x)	29,903	40,185
Berkshire Hathaway, Inc., Class B*	10,958	2,481,987
Challenger Ltd.	5,683	32,263
Eurazeo SE	397	27,164
EXOR NV	1,042	80,742
Groupe Bruxelles Lambert SA	775	81,681

See Notes to Financial Statements.

1536

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Industrivarden AB, Class C	1,680	$40,519
Investor AB, Class B	4,375	238,780
Kinnevik AB, Class B	2,324	56,820
L E Lundbergforetagen AB, Class B	705	30,936
M&G plc*	24,588	77,254
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,500	22,742
ORIX Corp.	12,700	211,676
Pargesa Holding SA	364	30,258
Rolls-Royce International Ltd. (Preference) (q)(r)*	789,406	1,046
Tokyo Century Corp.	400	21,536
Wendel SA	260	34,560

		3,510,149

Insurance (2.2%)
Admiral Group plc	1,817	55,573
Aegon NV	317,661	1,449,155
Aflac, Inc.	4,130	218,477
Ageas	1,715	101,341
AIA Group Ltd.	116,200	1,219,814
Allianz SE (Registered)	4,077	998,780
Allstate Corp. (The)	1,795	201,848
American International Group, Inc.	4,853	249,104
Aon plc	1,316	274,110
Arthur J Gallagher & Co.	1,074	102,277
Assicurazioni Generali SpA	10,555	217,788
Assurant, Inc.	341	44,698
Aviva plc	37,625	208,672
AXA SA‡	19,512	549,573
Baloise Holding AG (Registered)	469	84,806
China Life Insurance Co. Ltd., Class H	1,089,000	3,025,660
Chubb Ltd.	2,542	395,688
Cincinnati Financial Corp.	837	88,010
CNP Assurances	1,649	32,795
Dai-ichi Life Holdings, Inc.	10,400	173,868
Direct Line Insurance Group plc	13,208	54,673
Everest Re Group Ltd.	227	62,843
Gjensidige Forsikring ASA	1,810	37,986
Globe Life, Inc.	535	56,309
Hannover Rueck SE	579	111,903
Hartford Financial Services Group, Inc. (The)	2,018	122,634
Insurance Australia Group Ltd.	22,199	119,329
Japan Post Holdings Co. Ltd.	15,100	142,585
Japan Post Insurance Co. Ltd.	2,200	37,701
Legal & General Group plc	57,293	229,948
Lincoln National Corp.	1,096	64,675
Loews Corp.	1,382	72,541
Mapfre SA	10,353	27,407
Marsh & McLennan Cos., Inc.	2,824	314,622
Medibank Pvt Ltd.	26,454	58,662
MetLife, Inc.	4,353	221,872
MS&AD Insurance Group Holdings, Inc.	4,511	149,917
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	1,386	408,880
NN Group NV	2,939	111,494
Poste Italiane SpA (m)	5,018	56,962
Principal Financial Group, Inc.	1,502	82,610
Progressive Corp. (The)	3,261	236,064
Prudential Financial, Inc.	2,243	210,259
Prudential plc	24,973	479,318
QBE Insurance Group Ltd.	12,628	114,139
RSA Insurance Group plc	9,908	74,230
Sampo OYJ, Class A	4,258	185,842
SCOR SE	1,523	63,926
Sompo Holdings, Inc.	3,285	130,003
Sony Financial Holdings, Inc.	1,500	36,280
Suncorp Group Ltd.	12,111	110,146
Swiss Life Holding AG (Registered)	323	162,134
Swiss Re AG	2,830	317,856
T&D Holdings, Inc.	5,300	68,046
Tokio Marine Holdings, Inc.	6,100	343,527
Travelers Cos., Inc. (The)	1,453	198,988
Tryg A/S	1,161	34,419
Unum Group	1,151	33,563
Willis Towers Watson plc	720	145,397
WR Berkley Corp.	778	53,760
Zurich Insurance Group AG	1,437	589,618

		15,825,105

Total Financials		106,979,589

Health Care (14.0%)
Biotechnology (1.7%)
AbbVie, Inc.	8,298	734,705
Alexion Pharmaceuticals, Inc.*	1,251	135,296
Amgen, Inc.	3,326	801,799
BeiGene Ltd. (ADR)*	341	56,524
Biogen, Inc.*	1,011	299,994
CSL Ltd.	4,354	842,562
Galapagos NV*	417	87,235
Genmab A/S*	632	140,548
Gilead Sciences, Inc.	130,333	8,469,038
Grifols SA	2,865	101,006
Incyte Corp.*	1,033	90,202
PeptiDream, Inc.*	900	46,385
Regeneron Pharmaceuticals, Inc.*	446	167,464
Vertex Pharmaceuticals, Inc.*	1,455	318,572

		12,291,330

Health Care Equipment & Supplies (1.1%)
Abbott Laboratories	9,911	860,869
ABIOMED, Inc.*	257	43,842
Alcon, Inc.*	3,990	225,927
Align Technology, Inc.*	405	113,011
Asahi Intecc Co. Ltd.	1,900	55,957
Baxter International, Inc.	2,848	238,150
Becton Dickinson and Co.	1,523	414,210
BioMerieux	398	35,425
Boston Scientific Corp.*	7,871	355,927
Carl Zeiss Meditec AG	405	51,653
Cochlear Ltd.	555	87,526
Coloplast A/S, Class B	1,141	141,541
Cooper Cos., Inc. (The)	287	92,210
Danaher Corp.	3,592	551,300
Demant A/S*	1,060	33,382
Dentsply Sirona, Inc.	1,265	71,586

See Notes to Financial Statements.

1537

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Edwards Lifesciences Corp.*	1,179	$275,049
Fisher & Paykel Healthcare Corp. Ltd.	5,513	82,392
Hologic, Inc.*	1,543	80,560
Hoya Corp.	3,700	355,851
IDEXX Laboratories, Inc.*	480	125,342
Intuitive Surgical, Inc.*	651	384,839
Koninklijke Philips NV	8,696	424,507
Medtronic plc	7,523	853,484
Olympus Corp.	11,200	174,100
ResMed, Inc.	801	124,131
Sartorius AG (Preference) (q)	342	73,195
Siemens Healthineers AG (m)	1,486	71,374
Smith & Nephew plc	8,401	203,920
Sonova Holding AG (Registered)	533	121,987
STERIS plc	475	72,400
Straumann Holding AG (Registered)	99	97,220
Stryker Corp.	1,812	380,411
Sysmex Corp.	1,600	109,690
Teleflex, Inc.	268	100,886
Terumo Corp.	6,200	221,683
Varian Medical Systems, Inc.*	489	69,443
Zimmer Biomet Holdings, Inc.	1,145	171,384

		7,946,364

Health Care Providers & Services (1.0%)
Alfresa Holdings Corp.	1,900	38,960
AmerisourceBergen Corp.	848	72,097
Anthem, Inc.	1,412	426,466
Cardinal Health, Inc.	44,755	2,263,708
Centene Corp.*	2,307	145,041
Cigna Corp.	2,083	425,953
CVS Health Corp.	7,316	543,506
DaVita, Inc.*	504	37,815
Fresenius Medical Care AG & Co. KGaA	2,046	151,378
Fresenius SE & Co. KGaA	4,014	225,936
HCA Healthcare, Inc.	1,484	219,350
Henry Schein, Inc.*	790	52,709
Humana, Inc.	754	276,356
Laboratory Corp. of America Holdings*	545	92,198
McKesson Corp.	998	138,043
Medipal Holdings Corp.	1,800	39,974
NMC Health plc	942	22,048
Quest Diagnostics, Inc.	776	82,869
Ramsay Health Care Ltd.	1,448	73,700
Ryman Healthcare Ltd.	3,842	42,236
Sonic Healthcare Ltd.	4,326	87,278
Suzuken Co. Ltd.	660	27,122
UnitedHealth Group, Inc.	5,306	1,559,858
Universal Health Services, Inc., Class B	445	63,840
WellCare Health Plans, Inc.*	290	95,761

		7,204,202

Health Care Technology (0.0%)
Cerner Corp.	1,759	129,093
M3, Inc.	4,300	130,795

		259,888

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	1,721	146,818
Eurofins Scientific SE (x)	113	62,641
Illumina, Inc.*	820	272,027
IQVIA Holdings, Inc.*	1,016	156,982
Lonza Group AG (Registered)*	715	260,940
Mettler-Toledo International, Inc.*	137	108,679
PerkinElmer, Inc.	596	57,872
QIAGEN NV*	2,180	74,484
Sartorius Stedim Biotech	266	44,070
Thermo Fisher Scientific, Inc.	2,248	730,308
Waters Corp.*	352	82,245

		1,997,066

Pharmaceuticals (9.9%)
Allergan plc	55,667	10,641,861
Astellas Pharma, Inc.	18,100	311,509
AstraZeneca plc	12,601	1,269,706
Bayer AG (Registered)	98,236	8,023,030
Bristol-Myers Squibb Co.	13,149	844,034
Chugai Pharmaceutical Co. Ltd.	2,200	204,096
Daiichi Sankyo Co. Ltd.	5,400	359,221
Eisai Co. Ltd.	2,400	181,212
Eli Lilly & Co.	4,739	622,847
GlaxoSmithKline plc	47,918	1,129,170
H Lundbeck A/S	649	24,784
Hisamitsu Pharmaceutical Co., Inc.	500	24,619
Ipsen SA	363	32,167
Johnson & Johnson	14,753	2,152,020
Kyowa Kirin Co. Ltd.	2,300	54,465
Merck & Co., Inc.	14,233	1,294,491
Merck KGaA	32,421	3,831,225
Mitsubishi Tanabe Pharma Corp.	2,200	40,657
Mylan NV*	2,915	58,592
Nippon Shinyaku Co. Ltd.	400	34,863
Novartis AG (Registered)	67,660	6,424,834
Novo Nordisk A/S, Class B	16,997	986,496
Ono Pharmaceutical Co. Ltd.	3,700	85,200
Orion OYJ, Class B	1,003	46,431
Otsuka Holdings Co. Ltd.	3,800	170,774
Perrigo Co. plc	744	38,435
Pfizer, Inc.	30,995	1,214,384
Recordati SpA	1,004	42,311
Roche Holding AG	30,404	9,864,493
Sanofi	86,859	8,731,653
Santen Pharmaceutical Co. Ltd.	3,500	67,194
Shionogi & Co. Ltd.	2,600	161,927
Sumitomo Dainippon Pharma Co. Ltd.	1,500	29,405
Taisho Pharmaceutical Holdings Co. Ltd.	300	22,392
Takeda Pharmaceutical Co. Ltd.	208,102	8,296,883
Teva Pharmaceutical Industries Ltd. (ADR)*	218,447	2,140,781
UCB SA	1,214	96,548
Vifor Pharma AG	437	79,765
Zoetis, Inc.	2,664	352,580

		69,987,055

Total Health Care		99,685,905

See Notes to Financial Statements.

1538

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Industrials (8.2%)
Aerospace & Defense (0.8%)
Airbus SE	5,606	$820,491
Arconic, Inc.	2,144	65,971
BAE Systems plc	30,775	230,238
Boeing Co. (The)	2,996	975,977
Dassault Aviation SA	25	32,810
Elbit Systems Ltd.	227	35,339
General Dynamics Corp.	1,330	234,545
Huntington Ingalls Industries, Inc.	241	60,462
L3Harris Technologies, Inc.	1,223	241,995
Leonardo SpA	3,887	45,563
Lockheed Martin Corp.	1,398	544,353
Meggitt plc	7,463	64,928
MTU Aero Engines AG	499	142,507
Northrop Grumman Corp.	878	302,006
Raytheon Co.	1,554	341,476
Rolls-Royce Holdings plc*	16,599	150,215
Safran SA	3,144	485,440
Singapore Technologies Engineering Ltd.	15,000	43,942
Textron, Inc.	1,213	54,100
Thales SA	1,024	106,270
TransDigm Group, Inc.	277	155,120
United Technologies Corp.	4,555	682,157

		5,815,905

Air Freight & Logistics (0.7%)
Bollore SA	8,577	37,425
CH Robinson Worldwide, Inc.	772	60,370
Deutsche Post AG (Registered)	9,502	362,492
DSV Panalpina A/S	2,088	240,649
Expeditors International of Washington, Inc.	987	77,006
FedEx Corp.	1,339	202,470
SG Holdings Co. Ltd.	1,400	31,697
United Parcel Service, Inc., Class B	34,843	4,078,721
Yamato Holdings Co. Ltd.	3,100	53,267

		5,144,097

Airlines (0.1%)
Alaska Air Group, Inc.	682	46,206
American Airlines Group, Inc.	2,137	61,289
ANA Holdings, Inc.	1,100	36,871
Delta Air Lines, Inc.	3,228	188,773
Deutsche Lufthansa AG (Registered)	2,282	42,005
easyJet plc	1,526	28,794
Japan Airlines Co. Ltd.	1,130	35,328
Qantas Airways Ltd.	7,017	35,011
Singapore Airlines Ltd.	5,100	34,279
Southwest Airlines Co.	2,617	141,266
United Airlines Holdings, Inc.*	1,231	108,439

		758,261

Building Products (0.6%)
AGC, Inc.	1,800	65,105
Allegion plc	500	62,270
AO Smith Corp.	722	34,396
Assa Abloy AB, Class B	9,628	225,118
Cie de Saint-Gobain	75,806	3,103,653
Daikin Industries Ltd.	2,400	341,264
Fortune Brands Home & Security, Inc.	780	50,965
Geberit AG (Registered)	356	199,813
Johnson Controls International plc	4,321	175,908
Kingspan Group plc	1,476	90,149
LIXIL Group Corp.	2,600	45,202
Masco Corp.	1,586	76,112
TOTO Ltd.	1,400	59,785

		4,529,740

Commercial Services & Supplies (0.2%)
Brambles Ltd.	15,199	125,004
Cintas Corp.	474	127,544
Copart, Inc.*	1,169	106,309
Dai Nippon Printing Co. Ltd.	2,300	62,657
Edenred	2,336	120,796
G4S plc	15,107	43,623
ISS A/S	1,516	36,376
Park24 Co. Ltd. (x)	1,100	27,020
Rentokil Initial plc	17,764	106,592
Republic Services, Inc.	1,181	105,853
Rollins, Inc.	764	25,334
Secom Co. Ltd.	2,000	179,964
Securitas AB, Class B	3,008	51,850
Sohgo Security Services Co. Ltd.	700	38,139
Toppan Printing Co. Ltd.	2,500	52,023
Waste Management, Inc.	2,177	248,091

		1,457,175

Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios SA	2,515	100,571
Bouygues SA	2,143	91,056
CIMIC Group Ltd.	913	21,233
Eiffage SA	753	86,153
Ferrovial SA	4,722	142,851
HOCHTIEF AG	249	31,757
Jacobs Engineering Group, Inc.	788	70,786
JGC Holdings Corp.	2,200	35,535
Kajima Corp.	4,300	57,700
Obayashi Corp.	6,200	69,444
Quanta Services, Inc.	781	31,795
Shimizu Corp.	5,700	58,545
Skanska AB, Class B	3,267	73,841
Taisei Corp.	2,000	83,659
Vinci SA	4,906	544,803

		1,499,729

Electrical Equipment (0.4%)
ABB Ltd. (Registered)	17,703	427,484
AMETEK, Inc.	1,274	127,069
Eaton Corp. plc	2,295	217,382
Emerson Electric Co.	3,431	261,648
Fuji Electric Co. Ltd.	1,200	36,943
Legrand SA	2,563	208,834
Melrose Industries plc	46,667	148,418
Mitsubishi Electric Corp.	17,500	241,349
Nidec Corp.	2,100	290,005
Prysmian SpA	2,471	59,564

See Notes to Financial Statements.

1539

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Rockwell Automation, Inc.	653	$132,344
Schneider Electric SE	5,311	545,097
Siemens Gamesa Renewable Energy SA (x)	2,250	39,460
Vestas Wind Systems A/S	1,815	183,411

		2,919,008

Industrial Conglomerates (2.4%)
3M Co.	3,236	570,895
CK Hutchison Holdings Ltd.	755,924	7,207,776
DCC plc	951	82,434
General Electric Co.	49,084	547,778
Honeywell International, Inc.	3,988	705,876
Jardine Matheson Holdings Ltd.	2,100	114,660
Jardine Strategic Holdings Ltd.	2,100	63,525
Keihan Holdings Co. Ltd.	899	43,852
Keppel Corp. Ltd.	14,000	70,471
NWS Holdings Ltd.	15,730	22,044
Roper Technologies, Inc.	580	205,453
Sembcorp Industries Ltd.	9,800	16,686
Siemens AG (Registered)	53,423	6,983,610
Smiths Group plc	3,805	85,027
Toshiba Corp.	4,800	163,674

		16,883,761

Machinery (0.9%)
Alfa Laval AB	3,022	76,112
Alstom SA	1,831	86,733
Amada Holdings Co. Ltd.	3,200	36,814
ANDRITZ AG	706	30,410
Atlas Copco AB, Class A	6,450	257,274
Atlas Copco AB, Class B	3,748	130,131
Caterpillar, Inc.	3,095	457,070
CNH Industrial NV	9,732	106,871
Cummins, Inc.	855	153,011
Daifuku Co. Ltd.	1,000	61,295
Deere & Co.	1,756	304,245
Dover Corp.	838	96,588
Epiroc AB, Class A	6,330	77,280
Epiroc AB, Class B	3,746	44,414
FANUC Corp.	1,800	336,791
Flowserve Corp.	791	39,368
Fortive Corp.	1,647	125,814
GEA Group AG	1,474	48,742
Hino Motors Ltd.	2,800	29,944
Hitachi Construction Machinery Co. Ltd.	1,000	30,233
Hoshizaki Corp.	500	44,821
IDEX Corp.	438	75,336
IHI Corp.	1,400	33,165
Illinois Tool Works, Inc.	1,642	294,952
Ingersoll-Rand plc	1,348	179,176
JTEKT Corp.	2,000	23,947
Kawasaki Heavy Industries Ltd.	1,400	31,027
KION Group AG	637	43,986
Knorr-Bremse AG	486	49,472
Komatsu Ltd.	8,900	216,408
Kone OYJ, Class B	3,265	213,442
Kubota Corp.	10,100	160,440
Kurita Water Industries Ltd.	900	26,961
Makita Corp.	2,100	73,637
Metso OYJ	1,011	39,895
Minebea Mitsumi, Inc.	3,500	73,347
MISUMI Group, Inc.	2,700	67,640
Mitsubishi Heavy Industries Ltd.	3,000	117,289
Nabtesco Corp.	1,100	33,054
NGK Insulators Ltd.	2,500	43,808
NSK Ltd.	3,400	32,575
PACCAR, Inc.	1,932	152,821
Parker-Hannifin Corp.	717	147,573
Pentair plc	879	40,320
Sandvik AB	10,844	211,465
Schindler Holding AG	391	99,467
Schindler Holding AG (Registered)	193	47,303
SKF AB, Class B	3,654	73,889
SMC Corp.	600	277,705
Snap-on, Inc.	325	55,055
Spirax-Sarco Engineering plc	707	83,254
Stanley Black & Decker, Inc.	846	140,216
Sumitomo Heavy Industries Ltd.	1,100	31,687
Techtronic Industries Co. Ltd.	13,000	106,021
THK Co. Ltd.	1,200	32,779
Volvo AB, Class B	14,274	239,110
Wartsila OYJ Abp	4,263	47,101
Weir Group plc (The)	2,494	49,867
Westinghouse Air Brake Technologies Corp.	1,003	78,033
Xylem, Inc.	1,040	81,942
Yangzijiang Shipbuilding Holdings Ltd.	23,335	19,432

		6,418,558

Marine (0.6%)
AP Moller – Maersk A/S, Class A	36	48,797
AP Moller – Maersk A/S, Class B	2,704	3,899,823
Kuehne + Nagel International AG (Registered)	519	87,519
Mitsui OSK Lines Ltd.	1,199	33,380
Nippon Yusen KK	1,500	27,348

		4,096,867

Professional Services (0.4%)
Adecco Group AG (Registered)	1,491	94,316
Bureau Veritas SA	2,816	73,471
Equifax, Inc.	701	98,224
Experian plc	8,752	295,851
IHS Markit Ltd.*	2,238	168,633
Intertek Group plc	1,550	120,149
Nielsen Holdings plc	2,061	41,838
Persol Holdings Co. Ltd.	1,700	32,090
Randstad NV	1,144	69,859
Recruit Holdings Co. Ltd.	13,000	490,424
RELX plc (London Stock Exchange)	8,178	206,415
RELX plc (Turquoise Stock Exchange)	10,495	264,405
Robert Half International, Inc.	680	42,942
SEEK Ltd.	3,220	50,955
SGS SA (Registered)	51	139,699
Teleperformance	563	137,292
Verisk Analytics, Inc.	912	136,198

See Notes to Financial Statements.

1540

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Wolters Kluwer NV	2,687	$195,971

		2,658,732

Road & Rail (0.5%)
Aurizon Holdings Ltd.	20,020	73,477
Central Japan Railway Co.	1,300	263,218
ComfortDelGro Corp. Ltd.	21,000	37,161
CSX Corp.	4,355	315,128
East Japan Railway Co.	2,897	262,838
Hankyu Hanshin Holdings, Inc.	2,200	94,759
JB Hunt Transport Services, Inc.	467	54,536
Kansas City Southern	561	85,923
Keikyu Corp.	2,199	42,703
Keio Corp.	1,000	60,835
Keisei Electric Railway Co. Ltd.	1,200	46,827
Kintetsu Group Holdings Co. Ltd.	1,700	92,623
Kyushu Railway Co.	1,600	53,748
MTR Corp. Ltd.	15,000	88,645
Nagoya Railroad Co. Ltd. (x)	1,800	56,159
Nippon Express Co. Ltd.	800	47,269
Norfolk Southern Corp.	1,445	280,518
Odakyu Electric Railway Co. Ltd.	2,800	65,738
Old Dominion Freight Line, Inc.	357	67,752
Seibu Holdings, Inc.	1,900	31,388
Tobu Railway Co. Ltd.	1,900	69,159
Tokyu Corp.	4,800	89,192
Union Pacific Corp.	3,888	702,912
West Japan Railway Co.	1,600	139,024

		3,121,532

Trading Companies & Distributors (0.3%)
AerCap Holdings NV*	1,181	72,596
Ashtead Group plc	4,430	141,653
Brenntag AG	1,484	80,700
Bunzl plc	3,235	88,487
Fastenal Co.	3,194	118,018
Ferguson plc	2,200	199,617
ITOCHU Corp.	12,900	300,907
Marubeni Corp.	15,000	111,905
Mitsubishi Corp.	13,000	346,970
Mitsui & Co. Ltd.	15,900	284,767
MonotaRO Co. Ltd.	1,300	34,972
Sumitomo Corp.	11,400	170,389
Toyota Tsusho Corp.	2,000	71,051
United Rentals, Inc.*	419	69,877
WW Grainger, Inc.	245	82,937

		2,174,846

Transportation Infrastructure (0.1%)
Aena SME SA (m)	648	123,930
Aeroports de Paris	286	56,494
Atlantia SpA	4,759	110,981
Auckland International Airport Ltd.	9,308	54,829
Fraport AG Frankfurt Airport Services Worldwide	426	36,211
Getlink SE	4,226	73,522
Japan Airport Terminal Co. Ltd.	500	28,024
Kamigumi Co. Ltd.	1,100	24,287
SATS Ltd.	6,500	24,454
Sydney Airport	10,631	64,606
Transurban Group	26,044	272,501

		869,839

Total Industrials		58,348,050

Information Technology (9.3%)
Communications Equipment (0.3%)
Arista Networks, Inc.*	299	60,817
Cisco Systems, Inc.	23,778	1,140,393
CommScope Holding Co., Inc.*	26,207	371,877
F5 Networks, Inc.*	358	49,995
Juniper Networks, Inc.	1,876	46,206
Motorola Solutions, Inc.	960	154,694
Nokia OYJ	54,137	200,151
Telefonaktiebolaget LM Ericsson, Class B	29,512	256,984

		2,281,117

Electronic Equipment, Instruments & Components (1.0%)
Alps Alpine Co. Ltd.	2,000	45,870
Amphenol Corp., Class A	1,659	179,554
CDW Corp.	807	115,272
Corning, Inc.	4,356	126,803
FLIR Systems, Inc.	777	40,458
Halma plc	3,647	102,220
Hamamatsu Photonics KK	1,300	53,780
Hexagon AB, Class B	2,522	141,363
Hirose Electric Co. Ltd.	330	42,611
Hitachi High-Technologies Corp.	600	42,741
Hitachi Ltd.	9,280	395,097
Ingenico Group SA	581	63,085
IPG Photonics Corp.*	185	26,810
Keyence Corp.	1,760	623,463
Keysight Technologies, Inc.*	1,046	107,351
Kyocera Corp.	53,500	3,683,034
Murata Manufacturing Co. Ltd.	5,500	341,475
Omron Corp.	1,800	106,355
Shimadzu Corp.	2,100	66,486
TDK Corp.	1,200	136,837
TE Connectivity Ltd.	1,874	179,604
Venture Corp. Ltd.	2,600	31,317
Yaskawa Electric Corp.	2,300	88,270
Yokogawa Electric Corp.	2,200	39,058
Zebra Technologies Corp., Class A*	302	77,143

		6,856,057

IT Services (1.4%)
Accenture plc, Class A	3,554	748,366
Adyen NV (m)*	102	83,636
Akamai Technologies, Inc.*	920	79,470
Alliance Data Systems Corp.	223	25,021
Amadeus IT Group SA	4,143	338,316
Atos SE	944	78,696
Automatic Data Processing, Inc.	2,421	412,780
Broadridge Financial Solutions, Inc.	636	78,571
Capgemini SE	1,527	186,528
Cognizant Technology Solutions Corp., Class A	3,081	191,084
Computershare Ltd.	4,873	57,381
DXC Technology Co.	1,435	53,942

See Notes to Financial Statements.

1541

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Fidelity National Information Services, Inc.	3,455	$480,556
Fiserv, Inc.*	3,223	372,675
FleetCor Technologies, Inc.*	483	138,969
Fujitsu Ltd.	1,900	179,587
Gartner, Inc.*	493	75,971
Global Payments, Inc.	1,697	309,804
GMO Payment Gateway, Inc.	400	27,537
International Business Machines Corp.	4,976	666,983
Itochu Techno-Solutions Corp.	1,000	28,301
Jack Henry & Associates, Inc.	439	63,949
Leidos Holdings, Inc.	736	72,047
Mastercard, Inc., Class A	4,964	1,482,201
NEC Corp.	2,400	99,839
Nomura Research Institute Ltd.	3,245	69,825
NTT Data Corp.	6,100	82,359
Obic Co. Ltd.	600	81,506
Otsuka Corp.	1,000	40,265
Paychex, Inc.	1,784	151,747
PayPal Holdings, Inc.*	6,605	714,463
VeriSign, Inc.*	581	111,947
Visa, Inc., Class A	9,588	1,801,585
Western Union Co. (The) (x)	2,321	62,156
Wirecard AG	1,128	136,017
Wix.com Ltd.*	454	55,561
Worldline SA (m)*	858	60,777

		9,700,418

Semiconductors & Semiconductor Equipment (1.7%)
Advanced Micro Devices, Inc.*	6,237	286,029
Advantest Corp.	1,900	107,717
Analog Devices, Inc.	2,061	244,929
Applied Materials, Inc.	5,153	314,539
ASM Pacific Technology Ltd.	2,900	40,231
ASML Holding NV	4,089	1,209,495
Broadcom, Inc.	2,221	701,880
Disco Corp.	300	71,511
Infineon Technologies AG	12,009	273,586
Intel Corp.	24,363	1,458,126
KLA Corp.	888	158,215
Lam Research Corp.	822	240,353
Maxim Integrated Products, Inc.	1,502	92,388
Microchip Technology, Inc.	1,328	139,068
Micron Technology, Inc.*	6,241	335,641
NVIDIA Corp.	3,428	806,608
NXP Semiconductors NV	2,678	340,802
Qorvo, Inc.*	657	76,363
QUALCOMM, Inc.	6,421	566,525
Renesas Electronics Corp.*	7,600	52,460
Rohm Co. Ltd.	900	72,726
Skyworks Solutions, Inc.	957	115,682
STMicroelectronics NV	6,560	176,380
SUMCO Corp.	2,400	40,333
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	58,145	3,378,224
Texas Instruments, Inc.	5,243	672,624
Tokyo Electron Ltd.	1,500	330,288
Xilinx, Inc.	1,409	137,758

		12,440,481

Software (2.5%)
Adobe, Inc.*	2,708	893,125
ANSYS, Inc.*	487	125,359
Autodesk, Inc.*	1,250	229,325
AVEVA Group plc	621	38,299
Cadence Design Systems, Inc.*	1,563	108,410
Check Point Software Technologies Ltd.*	1,170	129,823
Citrix Systems, Inc.	680	75,412
CyberArk Software Ltd.*	363	42,319
Dassault Systemes SE	1,263	207,618
Fortinet, Inc.*	792	84,554
Intuit, Inc.	1,469	384,775
Micro Focus International plc	3,255	45,866
Microsoft Corp.	42,727	6,738,048
Nice Ltd.*	597	92,593
NortonLifeLock, Inc.	3,311	84,497
Oracle Corp. (Tokyo Stock Exchange)	400	36,630
Oracle Corp. (Turquoise Stock Exchange)	115,232	6,104,991
Sage Group plc (The)	10,456	103,737
salesforce.com, Inc.*	4,968	807,996
SAP SE	9,440	1,274,050
ServiceNow, Inc.*	1,063	300,106
Synopsys, Inc.*	837	116,510
Temenos AG (Registered)*	628	99,411
Trend Micro, Inc.	1,200	61,847
WiseTech Global Ltd. (x)	1,375	22,550

		18,207,851

Technology Hardware, Storage & Peripherals (2.4%)
Apple, Inc.	23,393	6,869,354
Brother Industries Ltd.	2,100	43,892
Canon, Inc. (x)	9,600	263,866
FUJIFILM Holdings Corp.	3,500	168,469
Hewlett Packard Enterprise Co.	7,199	114,176
HP, Inc.	8,267	169,887
Konica Minolta, Inc.	4,600	30,185
NetApp, Inc.	1,275	79,369
Ricoh Co. Ltd.	6,400	70,211
Samsung Electronics Co. Ltd. (GDR) (m)	7,313	8,724,409
Seagate Technology plc	1,304	77,588
Seiko Epson Corp.	2,700	41,126
Western Digital Corp.	1,651	104,789
Xerox Holdings Corp.	1,080	39,820

		16,797,141

Total Information Technology		66,283,065

Materials (2.8%)
Chemicals (1.2%)
Air Liquide SA	4,531	641,402
Air Products & Chemicals, Inc.	1,248	293,268
Air Water, Inc.	1,400	20,616
Akzo Nobel NV	2,188	222,456
Albemarle Corp.	609	44,481
Arkema SA	661	70,215
Asahi Kasei Corp.	12,100	137,420
BASF SE	8,823	666,547

See Notes to Financial Statements.

1542

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Celanese Corp.	662	$81,505
CF Industries Holdings, Inc.	1,172	55,951
Chr Hansen Holding A/S	1,013	80,500
Clariant AG (Registered)*	1,913	42,696
Corteva, Inc.	4,166	123,147
Covestro AG (m)	1,670	77,646
Croda International plc	1,234	83,689
Daicel Corp.	2,600	25,101
Dow, Inc.	4,146	226,911
DuPont de Nemours, Inc.	4,159	267,008
Eastman Chemical Co.	730	57,860
Ecolab, Inc.	1,421	274,239
EMS-Chemie Holding AG (Registered)	79	51,956
Evonik Industries AG	1,669	50,940
FMC Corp.	718	71,671
FUCHS PETROLUB SE (Preference) (q)	618	30,612
Givaudan SA (Registered)	89	278,734
Hitachi Chemical Co. Ltd.	1,000	42,106
Incitec Pivot Ltd.	15,625	34,868
International Flavors & Fragrances, Inc. (x)	592	76,380
Israel Chemicals Ltd.	6,622	31,161
Johnson Matthey plc	1,859	73,774
JSR Corp.	2,000	37,035
Kansai Paint Co. Ltd.	1,800	44,348
Koninklijke DSM NV	1,743	226,990
Kuraray Co. Ltd.	3,100	37,974
LANXESS AG	798	53,546
Linde plc	2,994	637,423
LyondellBasell Industries NV, Class A	1,440	136,051
Mitsubishi Chemical Holdings Corp.	12,300	92,543
Mitsubishi Gas Chemical Co., Inc.	1,600	24,650
Mitsui Chemicals, Inc.	1,800	44,397
Mosaic Co. (The)	1,836	39,731
Nippon Paint Holdings Co. Ltd.	1,400	72,670
Nissan Chemical Corp.	1,200	50,748
Nitto Denko Corp.	1,500	85,316
Novozymes A/S, Class B	2,051	100,366
Orica Ltd.	3,656	56,392
PPG Industries, Inc.	1,318	175,940
Sherwin-Williams Co. (The)	458	267,261
Shin-Etsu Chemical Co. Ltd.	3,500	388,477
Showa Denko KK (x)	1,300	34,685
Sika AG (Registered)	1,226	230,366
Solvay SA (x)	712	82,501
Sumitomo Chemical Co. Ltd.	14,300	65,541
Symrise AG	1,236	130,046
Taiyo Nippon Sanso Corp.	1,300	29,050
Teijin Ltd.	1,700	31,996
Toray Industries, Inc.	13,300	90,715
Tosoh Corp.	2,500	39,000
Umicore SA	1,893	92,070
Yara International ASA	22,983	956,043

		8,588,731

Construction Materials (0.2%)
Boral Ltd.	11,108	34,922
CRH plc	7,656	306,324
Fletcher Building Ltd.	8,197	28,088
HeidelbergCement AG	1,429	104,125
James Hardie Industries plc (CHDI)	4,248	83,081
LafargeHolcim Ltd. (Registered)*	4,733	262,618
Martin Marietta Materials, Inc.	361	100,950
Taiheiyo Cement Corp.	1,200	35,507
Vulcan Materials Co.	735	105,833

		1,061,448

Containers & Packaging (0.1%)
Amcor plc	8,983	97,376
Avery Dennison Corp.	454	59,392
Ball Corp.	1,852	119,769
International Paper Co.	2,191	100,896
Packaging Corp. of America	507	56,779
Sealed Air Corp.	887	35,329
Smurfit Kappa Group plc	2,170	83,392
Toyo Seikan Group Holdings Ltd.	1,400	24,352
Westrock Co.	1,442	61,876

		639,161

Metals & Mining (1.2%)
Alumina Ltd.	23,513	37,951
Anglo American plc	9,961	286,713
Antofagasta plc	3,788	46,001
ArcelorMittal SA	6,380	111,941
BHP Group Ltd.	28,297	772,851
BHP Group plc	20,288	477,488
BlueScope Steel Ltd.	4,938	52,187
Boliden AB*	2,627	69,697
Evraz plc	4,881	26,120
Fortescue Metals Group Ltd.	13,309	99,840
Freeport-McMoRan, Inc.	8,362	109,709
Glencore plc*	104,152	324,688
Hitachi Metals Ltd.	2,100	31,175
JFE Holdings, Inc.	4,700	61,034
Maruichi Steel Tube Ltd.	600	17,008
Mitsubishi Materials Corp.	1,100	30,139
Newcrest Mining Ltd.	7,382	156,705
Newmont Goldcorp Corp.	4,574	198,740
Nippon Steel Corp.	7,805	118,812
Norsk Hydro ASA	12,918	48,027
Nucor Corp.	1,689	95,057
Rio Tinto Ltd.	3,566	251,245
Rio Tinto plc	10,854	647,406
South32 Ltd.	48,012	90,970
Sumitomo Metal Mining Co. Ltd.	2,200	71,757
thyssenkrupp AG	3,887	52,495
voestalpine AG	1,115	31,092
Wheaton Precious Metals Corp.	152,293	4,531,671

		8,848,519

Paper & Forest Products (0.1%)
Mondi plc	4,664	109,504
Oji Holdings Corp.	8,300	45,451
Stora Enso OYJ, Class R	5,588	81,266
UPM-Kymmene OYJ	5,127	177,762

		413,983

Total Materials		19,551,842

See Notes to Financial Statements.

1543

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Real Estate (2.5%)
Equity Real Estate Investment Trusts (REITs) (0.9%)
Alexandria Real Estate Equities, Inc. (REIT)	656	$105,996
American Tower Corp. (REIT)	2,490	572,252
Apartment Investment & Management Co. (REIT), Class A	888	45,865
Ascendas REIT (REIT)	28,555	63,057
AvalonBay Communities, Inc. (REIT)	779	163,356
Boston Properties, Inc. (REIT)	802	110,564
British Land Co. plc (The) (REIT)	8,482	71,771
CapitaLand Commercial Trust (REIT)	25,916	38,346
CapitaLand Mall Trust (REIT)	23,400	42,800
Covivio (REIT)	460	52,217
Crown Castle International Corp. (REIT)	2,319	329,646
Daiwa House REIT Investment Corp. (REIT)	17	44,372
Dexus (REIT)	10,547	86,596
Digital Realty Trust, Inc. (REIT)	1,162	139,138
Duke Realty Corp. (REIT)	2,084	72,252
Equinix, Inc. (REIT)	481	280,760
Equity Residential (REIT)	1,945	157,389
Essex Property Trust, Inc. (REIT)	367	110,416
Extra Space Storage, Inc. (REIT)	717	75,730
Federal Realty Investment Trust (REIT)	371	47,759
Gecina SA (REIT)	440	78,770
Goodman Group (REIT)	15,807	148,308
GPT Group (The) (REIT)	18,823	73,971
Healthpeak Properties, Inc. (REIT)	2,740	94,448
Host Hotels & Resorts, Inc. (REIT)	4,021	74,590
Icade (REIT)	300	32,658
Iron Mountain, Inc. (REIT)	1,581	50,386
Japan Prime Realty Investment Corp. (REIT)	8	35,084
Japan Real Estate Investment Corp. (REIT)	13	86,144
Japan Retail Fund Investment Corp. (REIT)	26	55,826
Kimco Realty Corp. (REIT)	2,360	48,876
Klepierre SA (REIT)	1,902	72,218
Land Securities Group plc (REIT)	6,766	88,726
Link REIT (REIT)	20,000	211,747
Mapletree Commercial Trust (REIT)	19,400	34,474
Mid-America Apartment Communities, Inc. (REIT)	659	86,896
Mirvac Group (REIT)	36,761	82,035
Nippon Building Fund, Inc. (REIT)	13	95,118
Nippon Prologis REIT, Inc. (REIT)	18	45,789
Nomura Real Estate Master Fund, Inc. (REIT)	39	66,618
Orix JREIT, Inc. (REIT)	23	49,808
Prologis, Inc. (REIT)	3,573	318,497
Public Storage (REIT)	838	178,460
Realty Income Corp. (REIT)	1,837	135,258
Regency Centers Corp. (REIT)	935	58,989
SBA Communications Corp. (REIT)	631	152,065
Scentre Group (REIT)	51,073	137,269
Segro plc (REIT)	10,502	124,809
Simon Property Group, Inc. (REIT)	1,718	255,913
SL Green Realty Corp. (REIT)	448	41,162
Stockland (REIT)	22,903	74,253
Suntec REIT (REIT)	18,800	25,720
UDR, Inc. (REIT)	1,633	76,261
Unibail-Rodamco-Westfield (REIT)	1,329	209,672
United Urban Investment Corp. (REIT)	27	50,593
Ventas, Inc. (REIT)	2,078	119,984
Vicinity Centres (REIT)	30,796	53,812
Vornado Realty Trust (REIT)	849	56,458
Welltower, Inc. (REIT)	2,261	184,905
Weyerhaeuser Co. (REIT)	4,156	125,511

		6,602,363

Real Estate Management & Development (1.6%)
Aeon Mall Co. Ltd.	1,070	19,085
Aroundtown SA	8,074	72,308
Azrieli Group Ltd.	437	31,953
CapitaLand Ltd.	24,700	68,869
CBRE Group, Inc., Class A*	1,876	114,980
City Developments Ltd.	4,400	35,823
CK Asset Holdings Ltd.	374,464	2,703,130
Daito Trust Construction Co. Ltd.	700	86,844
Daiwa House Industry Co. Ltd.	5,400	168,478
Deutsche Wohnen SE	3,455	141,145
Hang Lung Properties Ltd.	19,000	41,695
Henderson Land Development Co. Ltd.	14,105	69,237
Hongkong Land Holdings Ltd.	11,500	64,630
Hulic Co. Ltd.	2,700	32,702
Kerry Properties Ltd.	6,500	20,645
Lendlease Group (x)	5,419	66,929
Mitsubishi Estate Co. Ltd.	11,400	219,229
Mitsui Fudosan Co. Ltd.	165,800	4,077,287
New World Development Co. Ltd.	59,127	81,038
Nomura Real Estate Holdings, Inc.	1,200	28,936
Sino Land Co. Ltd.	28,997	42,124
Sumitomo Realty & Development Co. Ltd.	3,200	112,267
Sun Hung Kai Properties Ltd.	139,000	2,128,088
Swire Pacific Ltd., Class A	4,500	41,810
Swire Properties Ltd.	11,800	39,145
Swiss Prime Site AG (Registered)*	725	83,827
Tokyu Fudosan Holdings Corp.	5,700	39,607
UOL Group Ltd.	4,476	27,689
Vonovia SE	4,948	266,408
Wharf Real Estate Investment Co. Ltd.	11,400	69,565
Wheelock & Co. Ltd.	8,000	53,335

		11,048,808

Total Real Estate		17,651,171

Utilities (3.1%)
Electric Utilities (0.8%)
Alliant Energy Corp.	1,325	72,504
American Electric Power Co., Inc.	2,755	260,375

See Notes to Financial Statements.

1544

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EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
AusNet Services	17,722	$21,142
Chubu Electric Power Co., Inc.	6,100	86,541
Chugoku Electric Power Co., Inc. (The) (x)	2,700	35,535
CK Infrastructure Holdings Ltd.	6,500	46,254
CLP Holdings Ltd.	16,000	168,166
Duke Energy Corp.	4,114	375,238
Edison International	1,998	150,669
EDP – Energias de Portugal SA	24,586	106,562
Electricite de France SA	5,861	65,269
Endesa SA	3,051	81,417
Enel SpA	78,126	619,747
Entergy Corp.	1,109	132,858
Evergy, Inc.	1,267	82,469
Eversource Energy	1,805	153,551
Exelon Corp.	5,420	247,098
FirstEnergy Corp.	3,012	146,383
Fortum OYJ	4,266	105,274
HK Electric Investments & HK Electric Investments Ltd. (m)	26,000	25,625
Iberdrola SA	58,056	597,815
Kansai Electric Power Co., Inc. (The)	6,800	79,137
Kyushu Electric Power Co., Inc.	3,800	33,050
Mercury NZ Ltd.	6,543	22,244
NextEra Energy, Inc.	2,745	664,729
Orsted A/S (m)	1,817	187,923
Pinnacle West Capital Corp.	626	56,296
Power Assets Holdings Ltd.	13,000	95,094
PPL Corp.	4,029	144,561
Red Electrica Corp. SA	4,403	88,529
Southern Co. (The)	5,901	375,894
SSE plc	9,810	186,923
Terna Rete Elettrica Nazionale SpA	13,515	90,261
Tohoku Electric Power Co., Inc.	4,100	40,828
Tokyo Electric Power Co. Holdings, Inc.*	14,600	62,751
Verbund AG	654	32,821
Xcel Energy, Inc.	2,925	185,708

		5,927,241

Gas Utilities (0.4%)
APA Group	11,334	88,285
Atmos Energy Corp.	659	73,716
Enagas SA	2,179	55,581
Hong Kong & China Gas Co. Ltd.	97,568	190,571
Kunlun Energy Co. Ltd.	2,096,000	1,850,606
Naturgy Energy Group SA (x)	2,836	71,258
Osaka Gas Co. Ltd.	3,600	69,280
Snam SpA	19,566	102,844
Toho Gas Co. Ltd.	700	28,733
Tokyo Gas Co. Ltd.	3,600	87,850

		2,618,724

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	3,703	73,690
Electric Power Development Co. Ltd.	1,400	34,106
Meridian Energy Ltd.	12,587	42,368
NRG Energy, Inc.	1,400	55,650
Uniper SE	2,016	66,732

		272,546

Multi-Utilities (1.8%)
AGL Energy Ltd.	6,300	90,764
Ameren Corp.	1,365	104,832
CenterPoint Energy, Inc.	2,898	79,028
Centrica plc	55,867	66,083
CMS Energy Corp.	1,574	98,910
Consolidated Edison, Inc.	1,853	167,641
Dominion Energy, Inc.	4,640	384,285
DTE Energy Co.	1,076	139,740
E.ON SE	473,799	5,061,628
Engie SA	17,544	283,379
National Grid plc	33,432	418,174
NiSource, Inc.	2,083	57,991
Public Service Enterprise Group, Inc.	2,821	166,580
RWE AG	5,508	168,977
Sempra Energy	1,579	239,187
Suez	3,437	51,989
Veolia Environnement SA	196,747	5,232,586
WEC Energy Group, Inc.	1,760	162,325

		12,974,099

Water Utilities (0.1%)
American Water Works Co., Inc.	1,008	123,833
Severn Trent plc	2,285	76,122
United Utilities Group plc	6,550	81,850

		281,805

Total Utilities		22,074,415

Total Common Stocks (84.9%) (Cost $447,842,544)		603,494,914

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Repsol SA (x)* (Cost $6,532)	13,822	6,558

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (3.2%)
JPMorgan Prime Money Market Fund, IM Shares	22,842,540	22,849,393

See Notes to Financial Statements.

1545

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.0%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $4,255,075, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $4,339,770. (xx)	$4,254,673	$4,254,673
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $900,085, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $918,000. (xx)	900,000	900,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $700,107, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $714,005. (xx)	700,000	700,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $300,029, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $326,667. (xx)	300,000	300,000

Total Repurchase Agreements		7,154,673

Total Short-Term Investments (4.2%) (Cost $30,004,804)		30,004,066

Total Investments in Securities (89.1%) (Cost $477,853,880)		633,505,538
Other Assets Less Liabilities (10.9%)		77,387,997

Net Assets (100%)		$710,893,535

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $10,006,865 or 1.4% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $7,750,073. This was collateralized by $845,099 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.625%, maturing 1/7/20 - 2/15/49 and by cash of $7,154,673 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CHDI	—	Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	—	Swiss Franc
CVA	—	Dutch Certification
DKK	—	Denmark Krone
EUR	—	European Currency Unit
FDR	—	Finnish Depositary Receipt
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
ILS	—	Israeli Sheqel
JPY	—	Japanese Yen
KRW	—	Korean (South) Won
NOK	—	Norwegian Krone
NVDR	—	Non-Voting Depositary Receipt
NZD	—	New Zealand Dollar
SDR	—	Swedish Depositary Receipt
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
TWD	—	New Taiwan Dollar
USD	—	United States Dollar

See Notes to Financial Statements.

1546

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Country Diversification As a Percentage of Total Net Assets
Australia	1.5%
Austria	0.0	#
Belgium	0.2
Canada	0.8
Chile	0.0	#
China	1.9
Colombia	0.0	#
Denmark	0.9
Finland	0.2
France	6.0
Germany	5.0
Hong Kong	1.2
India	0.3
Ireland	0.3
Israel	0.4
Italy	0.8
Japan	9.9
Luxembourg	0.8
Macau	0.1
Malta	0.0	#
Netherlands	3.2
New Zealand	0.1
Norway	0.3
Portugal	0.0	#
Russia	0.0	#
Singapore	1.1
South Africa	0.0	#
South Korea	1.6
Spain	1.0
Sweden	0.5
Switzerland	3.9
Taiwan	0.5
Thailand	0.5
United Arab Emirates	0.0	#
United Kingdom	8.3
United States	37.8
Cash and Other	10.9

	100.0%

#	Percent shown is less than 0.05%.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	2,455	367,331	—	(93,220)	66,720	51,061	391,892	11,799	—
Capital Markets
BlackRock, Inc.	656	328,005	—	(79,918)	43,681	38,003	329,771	9,570	—
Insurance
AXA SA	19,512	436,191	—	(18,181)	(310)	131,873	549,573	25,765	—

Total		1,131,527	—	(191,319)	110,091	220,937	1,271,236	47,134	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	345	3/2020	EUR	14,430,727	(66,836)
FTSE 100 Index	91	3/2020	GBP	9,039,189	45,239
S&P 500 E-Mini Index	224	3/2020	USD	36,188,320	649,691
SPI 200 Index	31	3/2020	AUD	3,591,083	(98,003)
TOPIX Index	55	3/2020	JPY	8,711,518	8,152

					538,243

See Notes to Financial Statements.

1547

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EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	7,329,407	USD	66,884	Deutsche Bank AG	1/6/2020	572
USD	33,581	GBP	25,319	HSBC Bank plc	1/6/2020	44
AUD	774,851	USD	528,677	Citibank NA	3/20/2020	16,116
EUR	766,220	USD	855,417	Citibank NA	3/20/2020	8,225
GBP	624,213	USD	824,573	Citibank NA	3/20/2020	4,020

Total unrealized appreciation						28,977

JPY	54,089,842	USD	500,735	Citibank NA	3/19/2020	(755)
USD	93,769	GBP	71,875	HSBC Bank plc	3/20/2020	(1,640)

Total unrealized depreciation						(2,395)

Net unrealized appreciation						26,582

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 2,966,401, CHF 2,028, DKK 2,016, EUR 13,457,486, GBP 8,255,765, HKD 1,999, ILS 1,255, JPY 20,257,752, KRW 3, NOK 2,057, NZD 2,477, SEK 2,009, SGD 2,764 and TWD 1.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$27,758,369	$34,758,757	$—	$62,517,126
Consumer Discretionary	18,181,590	27,318,911	—	45,500,501
Consumer Staples	35,282,362	25,986,850	—	61,269,212
Energy	18,596,648	25,037,390	—	43,634,038
Financials	34,698,898	72,279,645	1,046	106,979,589
Health Care	43,992,247	55,693,658	—	99,685,905
Industrials	17,444,247	40,903,803	—	58,348,050
Information Technology	44,572,812	21,710,253	—	66,283,065
Materials	8,502,204	11,049,638	—	19,551,842
Real Estate	4,449,392	13,201,779	—	17,651,171
Utilities	4,975,741	17,098,674	—	22,074,415
Forward Currency Contracts	—	28,977	—	28,977
Futures	703,082	—	—	703,082
Rights
Energy	—	6,558	—	6,558
Short-Term Investments
Investment Company	22,849,393	—	—	22,849,393
Repurchase Agreements	—	7,154,673	—	7,154,673

Total Assets	$282,006,985	$352,229,566	$1,046	$634,237,597

Liabilities:
Forward Currency Contracts	$—	$(2,395)	$—	$(2,395)
Futures	(164,839)	—	—	(164,839)

Total Liabilities	$(164,839)	$(2,395)	$—	$(167,234)

Total	$281,842,146	$352,227,171	$1,046	$634,070,363

See Notes to Financial Statements.

1548

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$28,977
Equity contracts	Receivables, Net assets – Unrealized appreciation	703,082	*

Total		$732,059

	Liability Derivatives
Foreign exchange contracts	Payables	$(2,395)
Equity contracts	Payables, Net assets – Unrealized depreciation	(164,839	)*

Total		$(167,234)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(21,957)	$(21,957)
Equity contracts	12,164,670	—	12,164,670

Total	$12,164,670	$(21,957)	$12,142,713

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$78	$78
Equity contracts	2,142,112	—	2,142,112

Total	$2,142,112	$78	$2,142,190

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $3,160,000 and futures contracts with an average notional balance of approximately $67,290,000 respectively, during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Citibank NA	$28,361	$(755)	$—	$27,606
Deutsche Bank AG	572	—	—	572
HSBC Bank plc	44	(44)	—	—

Total	$28,977	$(799)	$—	$28,178

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank NA	$755	$(755)	$—	$—
HSBC Bank plc	1,640	(44)	—	1,596

Total	$2,395	$(799)	$—	$1,596

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$79,843,374
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$163,872,674

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$205,726,318
Aggregate gross unrealized depreciation	(52,041,474)

Net unrealized appreciation	$153,684,844

Federal income tax cost of investments in securities and derivative instruments, if applicable	$480,385,519

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $711,563)	$1,271,236
Unaffiliated Issuers (Cost $469,987,644)	625,079,629
Repurchase Agreements (Cost $7,154,673)	7,154,673
Cash	35,930,560
Foreign cash (Cost $46,205,729)	44,954,013
Cash held as collateral at broker for futures	3,259,360
Dividends, interest and other receivables	1,509,765
Receivable for securities sold	193,944
Unrealized appreciation on forward foreign currency contracts	28,977
Receivable for Portfolio shares sold	25,018
Securities lending income receivable	4,518
Other assets	31,135

Total assets	719,442,828

LIABILITIES
Payable for return of collateral on securities loaned	7,154,673
Investment management fees payable	393,652
Payable for Portfolio shares redeemed	358,599
Accrued India taxes	188,924
Payable for securities purchased	122,016
Administrative fees payable	73,079
Due to broker for futures variation margin	65,419
Distribution fees payable – Class IB	65,399
Unrealized depreciation on forward foreign currency contracts	2,395
Distribution fees payable – Class IA	501
Trustees’ fees payable	391
Accrued expenses	124,245

Total liabilities	8,549,293

NET ASSETS	$710,893,535

Net assets were comprised of:
Paid in capital	$564,319,007
Total distributable earnings (loss)	146,574,528

Net assets	$710,893,535

Class IA
Net asset value, offering and redemption price per share, $2,405,857 / 203,131 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.84

Class IB
Net asset value, offering and redemption price per share, $313,597,745 / 26,472,740 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.85

Class K
Net asset value, offering and redemption price per share, $394,889,933 / 33,346,845 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.84

(x)	Includes value of securities on loan of $7,750,073.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($47,134 of dividend income received from affiliates) (net of $1,189,722 foreign withholding tax)	$19,273,993
Interest	699,701
Securities lending (net)	135,651

Total income	20,109,345

EXPENSES
Investment management fees	4,835,114
Administrative fees	850,901
Distribution fees – Class IB	761,032
Custodian fees	190,000
Professional fees	101,875
Printing and mailing expenses	62,010
Trustees’ fees	22,191
Distribution fees – Class IA	6,106
Miscellaneous	76,378

Gross expenses	6,905,607
Less: Waiver from investment manager	(265,324)

Net expenses	6,640,283

NET INVESTMENT INCOME (LOSS)	13,469,062

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($110,091 of realized gain (loss) from affiliates) (net of India tax of $12,057 on realized gain on investments)	38,017,651
Futures contracts	12,164,670
Forward foreign currency contracts	(21,957)
Foreign currency transactions	(63,295)

Net realized gain (loss)	50,097,069

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $188,924 on unrealized appreciation on investments) ($220,937 of change in unrealized appreciation (depreciation) from affiliates)	65,752,181
Futures contracts	2,142,112
Forward foreign currency contracts	78
Foreign currency translations	199,205

Net change in unrealized appreciation (depreciation)	68,093,576

NET REALIZED AND UNREALIZED GAIN (LOSS)	118,190,645

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$131,659,707

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$13,469,062	$11,532,220
Net realized gain (loss)	50,097,069	67,516,799
Net change in unrealized appreciation (depreciation)	68,093,576	(169,721,978)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	131,659,707	(90,672,959)

Distributions to shareholders:
Class IA	(190,276)	(348,518)
Class IB	(24,803,156)	(41,924,823)
Class K	(32,250,989)	(52,108,799)

Total distributions to shareholders	(57,244,421)	(94,382,140)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,173 and 3,695 shares, respectively ]	25,367	50,984
Capital shares issued in reinvestment of dividends and distributions [ 16,294 and 30,782 shares, respectively ]	190,276	348,518
Capital shares repurchased [ (45,364) and (37,698) shares, respectively ]	(534,959)	(525,710)

Total Class IA transactions	(319,316)	(126,208)

Class IB
Capital shares sold [ 846,982 and 1,164,624 shares, respectively ]	9,908,455	16,166,763
Capital shares issued in reinvestment of dividends and distributions [ 2,123,543 and 3,702,739 shares, respectively ]	24,803,156	41,924,823
Capital shares repurchased [ (3,741,344) and (4,083,850) shares, respectively ]	(43,970,946)	(55,127,119)

Total Class IB transactions	(9,259,335)	2,964,467

Class K
Capital shares sold [ 1,645,477 and 687,201 shares, respectively ]	18,864,063	8,872,603
Capital shares issued in reinvestment of dividends and distributions [ 2,762,504 and 4,605,644 shares, respectively ]	32,250,989	52,108,799
Capital shares repurchased [ (4,840,826) and (5,007,585) shares, respectively ]	(57,048,315)	(68,911,661)

Total Class K transactions	(5,933,263)	(7,930,259)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(15,511,914)	(5,092,000)

TOTAL INCREASE (DECREASE) IN NET ASSETS	58,903,372	(190,147,099)
NET ASSETS:
Beginning of year	651,990,163	842,137,262

End of year	$710,893,535	$651,990,163

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.65	$13.99	$11.69	$11.18	$11.49

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.18	0.17	0.16	0.12
Net realized and unrealized gain (loss)	1.99	(1.79)	2.32	0.43	(0.43)

Total from investment operations	2.20	(1.61)	2.49	0.59	(0.31)

Less distributions:
Dividends from net investment income	(0.22)	(0.40)	(0.19)	(0.08)	— #
Distributions from net realized gains	(0.79)	(1.33)	—	—	—

Total dividends and distributions	(1.01)	(1.73)	(0.19)	(0.08)	— #

Net asset value, end of year	$11.84	$10.65	$13.99	$11.69	$11.18

Total return	20.85%	(12.16)%	21.30%	5.26%	(2.68)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,406	$2,449	$3,263	$3,005	$3,279
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.12%	1.13%	1.13%	1.12%
Before waivers and reimbursements (f)	1.14%	1.12%	1.13%	1.13%	1.12%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.82%	1.34%	1.27%	1.48%	1.04%
Before waivers and reimbursements (f)	1.79%	1.34%	1.27%	1.47%	1.04%
Portfolio turnover rate^	13%	18%	10%	13%	13%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.65	$13.99	$11.69	$11.18	$11.49

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.18	0.17	0.16	0.12
Net realized and unrealized gain (loss)	2.00	(1.79)	2.32	0.43	(0.43)

Total from investment operations	2.21	(1.61)	2.49	0.59	(0.31)

Less distributions:
Dividends from net investment income	(0.22)	(0.40)	(0.19)	(0.08)	— #
Distributions from net realized gains	(0.79)	(1.33)	—	—	—

Total dividends and distributions	(1.01)	(1.73)	(0.19)	(0.08)	— #

Net asset value, end of year	$11.85	$10.65	$13.99	$11.69	$11.18

Total return	20.95%	(12.16)%	21.30%	5.26%	(2.68)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$313,598	$290,065	$370,269	$327,678	$348,348
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.12%	1.13%	1.13%	1.12%
Before waivers and reimbursements (f)	1.14%	1.12%	1.13%	1.13%	1.12%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.81%	1.34%	1.28%	1.48%	1.04%
Before waivers and reimbursements (f)	1.77%	1.34%	1.28%	1.47%	1.04%
Portfolio turnover rate^	13%	18%	10%	13%	13%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.64	$13.99	$11.69	$11.18	$11.48

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.22	0.20	0.19	0.15
Net realized and unrealized gain (loss)	2.00	(1.81)	2.32	0.43	(0.42)

Total from investment operations	2.24	(1.59)	2.52	0.62	(0.27)

Less distributions:
Dividends from net investment income	(0.25)	(0.43)	(0.22)	(0.11)	(0.03)
Distributions from net realized gains	(0.79)	(1.33)	—	—	—

Total dividends and distributions	(1.04)	(1.76)	(0.22)	(0.11)	(0.03)

Net asset value, end of year	$11.84	$10.64	$13.99	$11.69	$11.18

Total return	21.25%	(12.00)%	21.58%	5.53%	(2.35)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$394,890	$359,476	$468,605	$439,067	$449,565
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.87%	0.88%	0.88%	0.87%
Before waivers and reimbursements (f)	0.89%	0.88%	0.88%	0.88%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.06%	1.59%	1.54%	1.72%	1.29%
Before waivers and reimbursements (f)	2.02%	1.58%	1.54%	1.71%	1.29%
Portfolio turnover rate^	13%	18%	10%	13%	13%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/UBS GROWTH AND INCOME PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	UBS Asset Management (Americas) Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	36.85%	9.30%	11.62%
Russell 1000® Index	31.43	11.48	13.54

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 36.85% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 1000® Index, which returned 31.43% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection, overall, was the main driver of the Portfolio’s outperformance in 2019. In particular, holdings in the health care, financials and industrials sectors were the most beneficial for results during the year.

•

In terms of individual stocks, the top contributors to performance included the Portfolio’s overweight positions in Synchrony Financial, Facebook, Inc., Marsh & McLennan Companies, Inc., Micron Technology, Inc. and Philip Morris International Inc.

•	Sector positioning, overall, was also positive for performance, with underweights in consumer staples, utilities and energy adding the most value.

What hurt performance during the year:

•	Looking at sector positioning, an underweight to information technology was the only meaningful detractor from performance.

•	There were no sectors that detracted from relative performance from a stock selection perspective.

•

The largest individual detractors from performance included the Portfolio’s positions in Concho Resources, Inc., Progressive Corp., Simon Property Group, Inc., Broadcom, Inc. and Apache Corp. Broadcom, Inc. was an underweight position, whereas the other holdings were all overweight positions.

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EQ/UBS GROWTH AND INCOME PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	16.9%
Health Care	15.9
Information Technology	15.7
Communication Services	13.0
Industrials	12.4
Consumer Discretionary	11.4
Consumer Staples	4.7
Real Estate	3.5
Energy	3.3
Materials	2.9
Repurchase Agreements	0.5
Cash and Other	(0.2)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,101.10	$5.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.05%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (13.0%)
Entertainment (6.3%)
Electronic Arts, Inc.*	7,627	$819,979
Madison Square Garden Co. (The), Class A*	4,304	1,266,194
Netflix, Inc.*	3,553	1,149,644
Take-Two Interactive Software, Inc.*	5,738	702,503
Walt Disney Co. (The)	20,451	2,957,828

		6,896,148

Interactive Media & Services (4.1%)
Facebook, Inc., Class A*	15,206	3,121,032
Twitter, Inc.*	23,454	751,701
Yelp, Inc.*	19,539	680,543

		4,553,276

Media (1.3%)
ViacomCBS, Inc.	33,463	1,404,442

Wireless Telecommunication Services (1.3%)
T-Mobile US, Inc.*	18,639	1,461,670

Total Communication Services		14,315,536

Consumer Discretionary (11.4%)
Auto Components (1.1%)
Aptiv plc	13,192	1,252,844

Distributors (1.5%)
LKQ Corp.*	47,017	1,678,507

Hotels, Restaurants & Leisure (1.3%)
Carnival Corp.	27,010	1,372,918

Household Durables (1.2%)
Mohawk Industries, Inc.*	10,025	1,367,210

Internet & Direct Marketing Retail (4.5%)
Amazon.com, Inc.*	2,262	4,179,814
Wayfair, Inc., Class A (x)*	8,179	739,136

		4,918,950

Multiline Retail (1.8%)
Dollar Tree, Inc.*	21,267	2,000,161

Total Consumer Discretionary		12,590,590

Consumer Staples (4.7%)
Food Products (2.1%)
Mondelez International, Inc., Class A	41,635	2,293,256

Tobacco (2.6%)
Philip Morris International, Inc.	33,921	2,886,338

Total Consumer Staples		5,179,594

Energy (3.3%)
Oil, Gas & Consumable Fuels (3.3%)
Apache Corp.	74,958	1,918,175
Hess Corp.	15,191	1,014,911
Kosmos Energy Ltd.	122,910	700,587

Total Energy		3,633,673

Financials (16.9%)
Banks (2.5%)
Wells Fargo & Co.	52,178	2,807,176

Capital Markets (3.1%)
Ameriprise Financial, Inc.	20,370	3,393,235

Consumer Finance (2.5%)
Synchrony Financial	77,342	2,785,085

Insurance (8.8%)
Marsh & McLennan Cos., Inc.	41,327	4,604,241
MetLife, Inc.	44,496	2,267,961
Progressive Corp. (The)	39,288	2,844,059

		9,716,261

Total Financials		18,701,757

Health Care (15.9%)
Biotechnology (3.6%)
Alnylam Pharmaceuticals, Inc.*	4,492	517,344
Coherus Biosciences, Inc.*	17,554	316,060
Incyte Corp.*	11,329	989,248
Ironwood Pharmaceuticals, Inc.*	128,566	1,711,213
Mirati Therapeutics, Inc.*	3,245	418,151

		3,952,016

Health Care Equipment & Supplies (1.9%)
Align Technology, Inc.*	4,962	1,384,596
LivaNova plc*	10,200	769,386

		2,153,982

Health Care Providers & Services (4.7%)
Laboratory Corp. of America Holdings*	9,726	1,645,348
UnitedHealth Group, Inc.	12,195	3,585,086

		5,230,434

Life Sciences Tools & Services (1.6%)
Bio-Rad Laboratories, Inc., Class A*	4,676	1,730,260

Pharmaceuticals (4.1%)
Elanco Animal Health, Inc.*	45,683	1,345,365
Johnson & Johnson	21,521	3,139,268

		4,484,633

Total Health Care		17,551,325

Industrials (12.4%)
Aerospace & Defense (1.6%)
Spirit AeroSystems Holdings, Inc., Class A	24,273	1,769,016

Airlines (2.3%)
Delta Air Lines, Inc.	42,955	2,512,009

Building Products (2.4%)
Allegion plc	12,100	1,506,934
Masco Corp.	25,016	1,200,518

		2,707,452

Commercial Services & Supplies (0.8%)
Stericycle, Inc.*	13,667	872,091

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Machinery (4.1%)
AGCO Corp.	28,901	$2,232,602
Gardner Denver Holdings, Inc.*	61,407	2,252,409

		4,485,011

Road & Rail (1.2%)
Lyft, Inc., Class A*	14,107	606,883
Uber Technologies, Inc.*	25,539	759,530

		1,366,413

Total Industrials		13,711,992

Information Technology (15.7%)
Electronic Equipment, Instruments & Components (2.3%)
IPG Photonics Corp.*	8,100	1,173,852
Trimble, Inc.*	31,753	1,323,783

		2,497,635

IT Services (3.8%)
GoDaddy, Inc., Class A*	10,450	709,764
LiveRamp Holdings, Inc.*	27,113	1,303,322
Visa, Inc., Class A	11,840	2,224,736

		4,237,822

Semiconductors & Semiconductor Equipment (5.9%)
Cree, Inc.*	13,954	643,977
KLA Corp.	4,299	765,953
Micron Technology, Inc.*	28,581	1,537,086
NXP Semiconductors NV	10,915	1,389,043
ON Semiconductor Corp.*	56,972	1,388,977
Xilinx, Inc.	7,710	753,807

		6,478,843

Software (2.4%)
PTC, Inc.*	9,417	705,239
salesforce.com, Inc.*	7,633	1,241,431
VMware, Inc., Class A*	4,728	717,663

		2,664,333

Technology Hardware, Storage & Peripherals (1.3%)
Western Digital Corp.	22,850	1,450,289

Total Information Technology		17,328,922

Materials (2.9%)
Chemicals (1.4%)
Westlake Chemical Corp.	21,963	1,540,705

Metals & Mining (1.5%)
Steel Dynamics, Inc.	49,886	1,698,119

Total Materials		3,238,824

Real Estate (3.5%)
Equity Real Estate Investment Trusts (REITs) (3.5%)
Digital Realty Trust, Inc. (REIT)	14,169	1,696,596
Simon Property Group, Inc. (REIT)	14,855	2,212,801

Total Real Estate		3,909,397

Total Common Stocks (99.7%) (Cost $86,829,161)		110,161,610

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.5%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $578,165, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $589,672. (xx)	$578,110	578,110
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $27,990, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $28,546. (xx)	27,986	27,986

Total Repurchase Agreements		606,096

Total Short-Term Investments (0.5%) (Cost $606,096)		606,096

Total Investments in Securities (100.2%) (Cost $87,435,257)		110,767,706
Other Assets Less Liabilities (-0.2%)		(247,549)

Net Assets (100%)		$110,520,157

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $598,611. This was collateralized by cash of $606,096 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$14,315,536	$—	$—	$14,315,536
Consumer Discretionary	12,590,590	—	—	12,590,590
Consumer Staples	5,179,594	—	—	5,179,594
Energy	3,633,673	—	—	3,633,673
Financials	18,701,757	—	—	18,701,757
Health Care	17,551,325	—	—	17,551,325
Industrials	13,711,992	—	—	13,711,992
Information Technology	17,328,922	—	—	17,328,922
Materials	3,238,824	—	—	3,238,824
Real Estate	3,909,397	—	—	3,909,397
Short-Term Investments
Repurchase Agreements	—	606,096	—	606,096

Total Assets	$110,161,610	$606,096	$—	$110,767,706

Total Liabilities	$—	$—	$—	$—

Total	$110,161,610	$606,096	$—	$110,767,706

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$79,023,738
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$84,416,712

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$24,605,321
Aggregate gross unrealized depreciation	(1,344,177)

Net unrealized appreciation	$23,261,144

Federal income tax cost of investments in securities and derivative instruments, if applicable	$87,506,562

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $86,829,161)	$110,161,610
Repurchase Agreements (Cost $606,096)	606,096
Cash	701,358
Dividends, interest and other receivables	105,147
Receivable for securities sold	78,876
Receivable for Portfolio shares sold	20,076
Securities lending income receivable	41
Other assets	431

Total assets	111,673,635

LIABILITIES
Payable for return of collateral on securities loaned	606,096
Payable for securities purchased	296,153
Payable for Portfolio shares redeemed	112,238
Investment management fees payable	55,978
Distribution fees payable – Class IB	23,123
Administrative fees payable	8,824
Accrued expenses	51,066

Total liabilities	1,153,478

NET ASSETS	$110,520,157

Net assets were comprised of:
Paid in capital	$81,447,326
Total distributable earnings (loss)	29,072,831

Net assets	$110,520,157

Class IB
Net asset value, offering and redemption price per share, $110,520,157 / 10,813,619 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.22

(x)	Includes value of securities on loan of $598,611.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $2,570 foreign withholding tax)	$1,535,213
Interest	22,786
Securities lending (net)	1,616

Total income	1,559,615

EXPENSES
Investment management fees	759,100
Distribution fees – Class IB	253,033
Administrative fees	96,710
Professional fees	46,483
Printing and mailing expenses	26,792
Custodian fees	24,999
Trustees’ fees	3,178
Miscellaneous	1,752

Gross expenses	1,212,047
Less: Waiver from investment manager	(148,524)

Net expenses	1,063,523

NET INVESTMENT INCOME (LOSS)	496,092

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	8,118,082
Net change in unrealized appreciation (depreciation) on investments in securities	22,089,995

NET REALIZED AND UNREALIZED GAIN (LOSS)	30,208,077

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,704,169

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$496,092	$362,148
Net realized gain (loss)	8,118,082	10,121,991
Net change in unrealized appreciation (depreciation)	22,089,995	(23,577,361)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	30,704,169	(13,093,222)

Distributions to shareholders:
Class IB	(3,265,810)	(11,518,663)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 921,429 and 838,128 shares, respectively ]	8,580,805	8,504,515
Capital shares issued in reinvestment of dividends and distributions [ 327,472 and 1,357,612 shares, respectively ]	3,265,810	11,518,663
Capital shares repurchased [ (1,525,007) and (2,068,220) shares, respectively ]	(14,190,714)	(20,981,513)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,344,099)	(958,335)

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,094,260	(25,570,220)
NET ASSETS:
Beginning of year	85,425,897	110,996,117

End of year	$110,520,157	$85,425,897

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$7.70	$10.13	$8.91	$8.35	$9.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.03	0.03	0.07	0.06
Net realized and unrealized gain (loss)	2.78	(1.30)	1.86	0.77	(0.21)

Total from investment operations	2.83	(1.27)	1.89	0.84	(0.15)

Less distributions:
Dividends from net investment income	(0.05)	(0.04)	(0.03)	(0.07)	(0.06)
Distributions from net realized gains	(0.26)	(1.12)	(0.64)	(0.21)	(1.25)

Total dividends and distributions	(0.31)	(1.16)	(0.67)	(0.28)	(1.31)

Net asset value, end of year	$10.22	$7.70	$10.13	$8.91	$8.35

Total return	36.85%	(13.48)%	21.37%	10.16%	(1.46)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$110,520	$85,426	$110,996	$93,896	$95,012
Ratio of expenses to average net assets:
After waivers (f)	1.05%	1.05%	1.05%	1.05%	1.05%
Before waivers (f)	1.20%	1.19%	1.18%	1.20%	1.19%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.49%	0.34%	0.28%	0.80%	0.57%
Before waivers (f)	0.34%	0.20%	0.15%	0.65%	0.44%
Portfolio turnover rate^	79%	47%	65%	61%	54%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/WELLINGTON ENERGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Wellington Management Company LLP (Effective November 18, 2019, Wellington Management Company LLP replaced Ivy Investment Management Company as a sub-adviser to the Portfolio.)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	1.04%	(27.26)%
50% S&P 500® Energy Index/50% S&P 500® Equal Weight Energy Index†	12.91	(10.40)
S&P Composite 1500® Energy Sector Index	10.05	(11.00)

* Date of inception 10/22/18.

   Returns for periods greater than one year are annualized.

†  In 2019, the Portfolio’s benchmark index against which the Portfolio measures its performance, the S&P Composite 1500® Energy Sector Index, was replaced with the 50% S&P 500®Energy Index/50% S&P 500® Equal Weight Energy Index. The Investment Manager believes the 50% S&P 500® Energy Index/50% S&P 500® Equal Weight Energy Index serves as a better performance comparison for investors.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.04% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the 50% S&P 500® Energy Index/50% S&P 500® Equal Weight Energy Index and the S&P Composite 1500® Energy Sector Index, which returned 12.91% and 10.05%, respectively.

Portfolio Highlights

What helped performance during the year:

•	A relative underweight allocation to Occidental Petroleum Corp. added to performance for the year.

•	An overweight allocation to the IT services industry, and industry holding WEX Inc., added to relative performance.

•

Dril-Quip, Inc., a manufacturer of offshore drilling and production equipment, and Helix Energy Solutions Group, Inc., an American oil and gas services company, both contributed to relative performance.

What hurt performance during the year:

•

A relative underweight allocation to the oil, gas & consumable fuels industry dragged on relative results, notably holdings Whiting Petroleum Corp., Continental Resources, Inc., Concho Resources, Inc., Oasis Petroleum, Inc. and Chevron Corp.

•	A relative underweight allocation to the energy equipment & services industry detracted as well.

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EQ/WELLINGTON ENERGY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Energy	93.2%
Utilities	4.0
Repurchase Agreement	0.6
Consumer Discretionary	0.5
Cash and Other	1.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$917.60	$5.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.21	6.06

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.19%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (0.5%)
Specialty Retail (0.5%)
Petrobras Distribuidora SA*	54,000	$401,506

Total Consumer Discretionary		401,506

Energy (93.2%)
Energy Equipment & Services (7.4%)
Baker Hughes Co.	16,321	418,307
Cactus, Inc., Class A	24,052	825,465
Halliburton Co.	36,166	884,982
NexTier Oilfield Solutions, Inc.*	13,129	87,964
Schlumberger Ltd.	62,846	2,526,409
TechnipFMC plc	18,244	391,152
Tenaris SA (ADR)	27,044	612,276

		5,746,555

Oil, Gas & Consumable Fuels (85.8%)
Apache Corp.	4,658	119,198
Beach Energy Ltd.	228,178	401,911
BP plc (ADR)	66,083	2,493,972
Brigham Minerals, Inc., Class A	57,675	1,236,552
Cabot Oil & Gas Corp.	30,558	532,015
Canacol Energy Ltd.	102,864	369,932
Canadian Natural Resources Ltd.	7,926	256,406
Centennial Resource Development, Inc., Class A*	12,437	57,459
Chevron Corp.	43,575	5,251,223
CNOOC Ltd. (ADR)	4,767	794,516
Concho Resources, Inc.	19,781	1,732,222
ConocoPhillips	39,790	2,587,544
Devon Energy Corp.	9,840	255,545
Diamondback Energy, Inc.	47,510	4,411,779
Encana Corp. (x)	170,189	798,186
Enerplus Corp.	16,222	115,555
Eni SpA (ADR)	16,478	510,159
EOG Resources, Inc.	30,226	2,531,730
EQT Corp.	17,900	195,110
Euronav NV	22,554	282,827
Exxon Mobil Corp.	74,921	5,227,987
Falcon Minerals Corp.	229,202	1,618,166
Galp Energia SGPS SA	8,392	140,258
Gazprom PJSC (ADR)	56,544	464,792
Hess Corp.	16,326	1,090,740
HollyFrontier Corp.	2,480	125,761
Karoon Energy Ltd.*	522,177	423,236
Kimbell Royalty Partners LP	34,888	593,096
Kinder Morgan, Inc.	25,354	536,744
Kosmos Energy Ltd.	170,346	970,972
LUKOIL PJSC (ADR)	5,348	527,901
Lundin Petroleum AB	11,567	393,085
Magnolia Oil & Gas Corp., Class A*	94,913	1,194,006
Marathon Petroleum Corp.	55,565	3,347,791
Noble Energy, Inc.	39,460	980,186
Occidental Petroleum Corp.	66,508	2,740,795
OMV AG	9,326	523,886
Parex Resources, Inc.*	70,639	1,313,721
Parsley Energy, Inc., Class A	30,087	568,945
PDC Energy, Inc.*	14,431	377,659
Phillips 66	18,765	2,090,609
Pioneer Natural Resources Co.	16,540	2,503,660
QEP Resources, Inc.	127,276	572,742
Rattler Midstream LP	65,605	1,167,113
Suncor Energy, Inc.	32,375	1,061,900
Targa Resources Corp.	18,862	770,135
TC Energy Corp. (x)	8,956	477,444
TOTAL SA (ADR)	61,251	3,387,180
Tourmaline Oil Corp.	19,866	232,845
Valero Energy Corp.	29,436	2,756,681
Viper Energy Partners LP	25,880	638,201
WPX Energy, Inc.*	181,494	2,493,728

		66,245,806

Total Energy		71,992,361

Utilities (4.0%)
Electric Utilities (2.0%)
Avangrid, Inc.	15,186	776,916
Duke Energy Corp.	700	63,847
NextEra Energy, Inc.	2,975	720,426

		1,561,189

Gas Utilities (0.2%)
UGI Corp.	3,440	155,350

Independent Power and Renewable Electricity Producers (1.1%)
China Longyuan Power Group Corp. Ltd., Class H	691,000	437,179
NRG Energy, Inc.	9,301	369,715

		806,894

Multi-Utilities (0.7%)
Sempra Energy	3,547	537,300

Total Utilities		3,060,733

Total Common Stocks (97.7%) (Cost $79,104,499)		75,454,600

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Repurchase Agreement (0.6%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $433,266, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $441,890. (xx)	$433,225	433,225

Total Short-Term Investment (0.6%) (Cost $433,225)		433,225

Total Investments in Securities (98.3%) (Cost $79,537,724)		75,887,825
Other Assets Less Liabilities (1.7%)		1,320,920

Net Assets (100%)		$77,208,745

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $637,108. This was collateralized by $212,409 of various U.S. Government Treasury Securities, ranging from 0.000% - 5.375%, maturing 1/16/20 - 5/15/48 and by cash of $433,225 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Country Diversification As a Percentage of Total Net Assets
Australia	1.1%
Austria	0.7
Belgium	0.4
Brazil	0.5
Canada	5.5
China	1.6
Colombia	0.5
France	4.4
Ghana	1.2
Italy	0.7
Luxembourg	0.8
Portugal	0.2
Russia	1.3
Sweden	0.5
United Kingdom	3.7
United States	75.2
Cash and Other	1.7

100.0%

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$401,506	$—	$—	$401,506
Energy	70,109,985	1,882,376	—	71,992,361
Utilities	2,623,554	437,179	—	3,060,733
Short-Term Investment
Repurchase Agreement	—	433,225	—	433,225

Total Assets	$73,135,045	$2,752,780	$—	$75,887,825

Total Liabilities	$—	$—	$—	$—

Total	$73,135,045	$2,752,780	$—	$75,887,825

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$58,131,504
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$52,209,048

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,932,278
Aggregate gross unrealized depreciation	(6,928,665)

Net unrealized depreciation	$(3,996,387)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$79,884,212

For the year ended December 31, 2019, the Portfolio incurred approximately $2,080 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $79,104,499)	$75,454,600
Repurchase Agreements (Cost $433,225)	433,225
Cash	1,638,566
Receivable for securities sold	200,406
Receivable for Portfolio shares sold	154,436
Dividends, interest and other receivables	128,244
Securities lending income receivable	108
Other assets	480

Total assets	78,010,065

LIABILITIES
Payable for return of collateral on securities loaned	433,225
Payable for securities purchased	232,182
Investment management fees payable	32,679
Payable for Portfolio shares redeemed	32,028
Distribution fees payable – Class IB	15,639
Administrative fees payable	5,968
Accrued expenses	49,599

Total liabilities	801,320

NET ASSETS	$77,208,745

Net assets were comprised of:
Paid in capital	$110,816,050
Total distributable earnings (loss)	(33,607,305)

Net assets	$77,208,745

Class IB
Net asset value, offering and redemption price per share, $77,208,745 / 20,017,670 shares outstanding (unlimited amount authorized: $0.01 par value)	$3.86

(x)	Includes value of securities on loan of $637,108.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $20,594 foreign withholding tax)	$1,268,060
Interest	38,301
Securities lending (net)	8,153

Total income	1,314,514

EXPENSES
Investment management fees	666,498
Distribution fees – Class IB	196,028
Administrative fees	74,941
Professional fees	64,422
Printing and mailing expenses	23,340
Offering costs	16,489
Custodian fees	12,100
Trustees’ fees	2,512
Miscellaneous	1,390

Gross expenses	1,057,720
Less: Waiver from investment manager	(125,184)

Net expenses	932,536

NET INVESTMENT INCOME (LOSS)	381,978

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(28,501,762)
Foreign currency transactions	(539)

Net realized gain (loss)	(28,502,301)

Change in unrealized appreciation (depreciation) on:
Investments in securities	28,917,826
Foreign currency translations	176

Net change in unrealized appreciation (depreciation)	28,918,002

NET REALIZED AND UNREALIZED GAIN (LOSS)	415,701

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$797,679

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$381,978	$73,992
Net realized gain (loss)	(28,502,301)	(1,657,454)
Net change in unrealized appreciation (depreciation)	28,918,002	(32,567,725)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	797,679	(34,151,187)

Distributions to shareholders:
Class IB	(260,638)	(90,822)

Tax return of capital:
Class IB	(484,221)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 4,583,751 and 1,218,607 shares, respectively ]	18,308,208	5,648,912
Capital shares sold in-kind (Note 8) [ 0 and 18,076,332 shares, respectively ]	—	103,383,963
Capital shares issued in reinvestment of dividends [ 204,468 and 21,068 shares, respectively ]	744,859	90,822
Capital shares repurchased [ (3,529,179) and (557,377) shares, respectively ]	(14,273,139)	(2,505,691)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,779,928	106,618,006

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,832,748	72,375,997
NET ASSETS:
Beginning of period	72,375,997	—

End of period	$77,208,745	$72,375,997

* Commencement of Operations.

See Notes to Financial Statements.

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EQ/WELLINGTON ENERGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$3.86		$5.72

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02		—	#
Net realized and unrealized gain (loss)	0.02		(1.86)

Total from investment operations	0.04		(1.86)

Less distributions:
Dividends from net investment income	(0.02)		—	#
Return of capital	(0.02)		—

Total dividends and distributions	(0.04)		—	#

Net asset value, end of period	$3.86		$3.86

Total return (b)	1.04%		(32.44)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$77,209		$72,376
Ratio of expenses to average net assets:
After waivers (a)(f)	1.19	%(j)	1.19	%(j)
Before waivers (a)(f)	1.35%		1.36%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.40%		0.45	%(l)
Before waivers (a)(f)	0.24%		0.28	%(l)
Portfolio turnover rate^	69	%(h)	5	%(z)
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 17%.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.19% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1570

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	ClearBridge Investments, LLC

➢	1832 Asset Management U.S. Inc.(Effective June 30, 2019, 1832 Asset Management U.S. Inc. replaced Scotia Institutional Asset Management US, Ltd. as a sub-adviser to the Portfolio.)

➢	T. Rowe Price Associates, Inc.

➢	Westfield Capital Management Company, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	33.35%	13.28%	13.61%
Portfolio – Class IB Shares	33.35	13.29	13.55
Portfolio – Class K Shares*	33.68	13.50	15.77
Russell 3000® Growth Index	35.85	14.23	15.05

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 33.35% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 3000® Growth Index, which returned 35.85% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 3000® Growth Index.

Portfolio Highlights

What helped performance during the year:

•

Health Care stock selection was the Portfolio’s top contributor to relative returns during the year, led by Array Biopharma Inc., Insulet Corp. and Medicines Company, a late-stage drug developer focused on cholesterol management therapies for cardiovascular.

•	Other top stock contributors were Coupa Software Inc., ServiceNow Inc. and Okta, Inc. in the information technology sector.

What hurt performance during the year:

•

Information Technology stock selection was a source of weakness during the period. Companies in this group are playing an increasingly important role across many different segments of the economy. Two notable underweights to Apple, Inc. and Microsoft Corp. drove weakness in the sector during the year. Apple climbed higher throughout 2019 despite a weak iPhone cycle.

•	Stock selection in the communication services was another headwind to results.

•	An overweight to the energy sector also had a measurable negative impact. Energy stocks were again the worst performers in the benchmark on sluggisglobal demand.

•	An overweight position in financials sector holding eHealth, Inc., a private online marketplace for health insurance, detracted from relative performance.

How did derivatives contribute/detract from performance during the year?

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

1571

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	36.9%
Health Care	18.9
Communication Services	13.1
Consumer Discretionary	11.7
Industrials	8.2
Financials	3.1
Consumer Staples	2.7
Real Estate	1.4
Materials	1.0
Energy	0.9
Investment Company	0.3
Utilities	0.3
Repurchase Agreements	0.3
Cash and Other	1.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,099.00	$5.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.28	4.97
Class IB
Actual	1,000.00	1,099.10	5.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.28	4.97
Class K
Actual	1,000.00	1,100.50	3.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.54	3.70

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.98%, 0.98% and 0.73%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (13.1%)
Diversified Telecommunication Services (0.1%)
AT&T, Inc.	19,699	$769,837
GCI Liberty, Inc., Class A*	9,938	704,107
Zayo Group Holdings, Inc.*	8,700	301,455

		1,775,399

Entertainment (1.6%)
Electronic Arts, Inc.*	10,895	1,171,321
Liberty Media Corp.-Liberty Formula One, Class A*	4,113	180,067
Liberty Media Corp.-Liberty Formula One, Class C*	8,251	379,257
Lions Gate Entertainment Corp., Class B*	14,764	146,607
Live Nation Entertainment, Inc.*	5,900	421,673
Madison Square Garden Co. (The), Class A*	11,620	3,418,488
Netflix, Inc.*	24,186	7,825,864
Roku, Inc.*	3,400	455,260
Spotify Technology SA*	17,384	2,599,777
Take-Two Interactive Software, Inc.*	2,200	269,346
Tencent Music Entertainment Group (ADR)*	53,800	631,612
Walt Disney Co. (The)	11,620	1,680,601
World Wrestling Entertainment, Inc., Class A (x)	33,979	2,204,218

		21,384,091

Interactive Media & Services (8.4%)
Alphabet, Inc., Class A*	30,926	41,421,975
Alphabet, Inc., Class C*	15,518	20,747,876
Facebook, Inc., Class A*	183,548	37,673,227
IAC/InterActiveCorp*	7,796	1,942,062
Match Group, Inc. (x)*	2,800	229,908
Tencent Holdings Ltd. (ADR) (x)	82,854	3,977,820
TripAdvisor, Inc.	4,944	150,199
Twitter, Inc.*	186,354	5,972,646

		112,115,713

Media (2.7%)
Altice USA, Inc., Class A*	13,800	377,292
AMC Networks, Inc., Class A*	52,288	2,065,376
Cable One, Inc.	200	297,694
Charter Communications, Inc., Class A*	11,041	5,355,768
Comcast Corp., Class A	316,942	14,252,882
Discovery, Inc., Class A (x)*	78,311	2,563,902
Discovery, Inc., Class C*	27,953	852,287
Fox Corp., Class A	5,200	192,764
Liberty Broadband Corp., Class A*	11,190	1,393,827
Liberty Broadband Corp., Class C*	16,132	2,028,599
Liberty Media Corp.-Liberty SiriusXM, Class A*	16,452	795,289
Liberty Media Corp.-Liberty SiriusXM, Class C*	33,005	1,588,861
MSG Networks, Inc., Class A*	32,661	568,301
Nexstar Media Group, Inc., Class A	1,900	222,775
Omnicom Group, Inc.	6,526	528,737
Sirius XM Holdings, Inc.	61,511	439,804
ViacomCBS, Inc.	41,924	1,759,550

		35,283,708

Wireless Telecommunication Services (0.3%)
T-Mobile US, Inc.*	44,500	3,489,690

Total Communication Services		174,048,601

Consumer Discretionary (11.7%)
Auto Components (0.2%)
Aptiv plc	28,715	2,727,064

Automobiles (0.2%)
Tesla, Inc.*	5,734	2,398,704

Distributors (0.0%)
LKQ Corp.*	5,163	184,319
Pool Corp.	2,112	448,547

		632,866

Diversified Consumer Services (0.1%)
Bright Horizons Family Solutions, Inc.*	2,000	300,580
Chegg, Inc.*	4,800	181,968
Grand Canyon Education, Inc.*	2,100	201,159
Service Corp. International	4,500	207,135

		890,842

Hotels, Restaurants & Leisure (1.8%)
Bloomin’ Brands, Inc.	6,400	141,248
Chipotle Mexican Grill, Inc.*	7,186	6,015,472
Choice Hotels International, Inc.	2,332	241,199
Darden Restaurants, Inc.	5,200	566,852
Domino’s Pizza, Inc.	1,808	531,154
Dunkin’ Brands Group, Inc.	5,362	405,046
Hilton Worldwide Holdings, Inc.	25,372	2,814,009
Las Vegas Sands Corp.	13,012	898,348
Marriott International, Inc., Class A	11,158	1,689,656
Marriott Vacations Worldwide Corp.	955	122,966
McDonald’s Corp.	5,168	1,021,248
MGM Resorts International	5,000	166,350
Penn National Gaming, Inc.*	868	22,186
Planet Fitness, Inc., Class A*	4,000	298,720
Restaurant Brands International, Inc.	12,846	819,189
Scientific Games Corp., Class A*	3,400	91,052
Six Flags Entertainment Corp.	3,500	157,885
Starbucks Corp.	50,693	4,456,929
Texas Roadhouse, Inc.	2,900	163,328
Vail Resorts, Inc.	1,700	407,711
Wyndham Hotels & Resorts, Inc.	4,832	303,498
Wynn Resorts Ltd.	7,384	1,025,416

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Yum China Holdings, Inc.	12,300	$590,523
Yum! Brands, Inc.	11,462	1,154,567

		24,104,552

Household Durables (0.1%)
iRobot Corp. (x)*	990	50,124
Lennar Corp., Class A	6,600	368,214
NVR, Inc.*	98	373,224
Tempur Sealy International, Inc.*	2,300	200,238
TopBuild Corp.*	1,868	192,553

		1,184,353

Internet & Direct Marketing Retail (5.0%)
Alibaba Group Holding Ltd. (ADR)*	21,659	4,593,874
Amazon.com, Inc.*	28,495	52,654,201
Booking Holdings, Inc.*	2,738	5,623,113
eBay, Inc.	34,600	1,249,406
Etsy, Inc.*	5,200	230,360
Expedia Group, Inc.	5,530	598,014
Grubhub, Inc. (x)*	3,800	184,832
Qurate Retail, Inc., Class A*	63,422	534,647
Wayfair, Inc., Class A (x)*	2,400	216,888

		65,885,335

Leisure Products (0.1%)
Hasbro, Inc.	4,339	458,242
Mattel, Inc. (x)*	10,800	146,340
Polaris, Inc.	3,208	326,253

		930,835

Multiline Retail (0.3%)
Dollar General Corp.	26,180	4,083,556
Dollar Tree, Inc.*	5,409	508,717
Ollie’s Bargain Outlet Holdings, Inc.*	2,500	163,275

		4,755,548

Specialty Retail (2.5%)
AutoZone, Inc.*	991	1,180,588
Best Buy Co., Inc.	2,700	237,060
Burlington Stores, Inc.*	2,900	661,287
CarMax, Inc.*	4,699	411,962
Carvana Co. (x)*	5,300	487,865
Five Below, Inc.*	55,300	7,070,658
Home Depot, Inc. (The)	45,253	9,882,350
Lowe’s Cos., Inc.	32,492	3,891,242
O’Reilly Automotive, Inc.*	3,496	1,532,157
Ross Stores, Inc.	31,341	3,648,719
TJX Cos., Inc. (The)	52,086	3,180,371
Tractor Supply Co.	6,228	581,944
Ulta Beauty, Inc.*	2,404	608,549

		33,374,752

Textiles, Apparel & Luxury Goods (1.4%)
Carter’s, Inc.	2,244	245,359
Columbia Sportswear Co.	2,000	200,380
Deckers Outdoor Corp.*	1,200	202,632
Kontoor Brands, Inc. (x)	1,543	64,791
Lululemon Athletica, Inc.*	37,600	8,710,792
NIKE, Inc., Class B	65,860	6,672,277
Oxford Industries, Inc.	858	64,710
Skechers U.S.A., Inc., Class A*	6,400	276,416
Steven Madden Ltd.	4,941	212,512
Under Armour, Inc., Class A (x)*	8,100	174,960
Under Armour, Inc., Class C*	8,524	163,490
VF Corp.	12,904	1,286,013
Wolverine World Wide, Inc.	5,800	195,692

		18,470,024

Total Consumer Discretionary		155,354,875

Consumer Staples (2.7%)
Beverages (1.3%)
Brown-Forman Corp., Class A	3,400	213,418
Brown-Forman Corp., Class B	6,710	453,596
Coca-Cola Co. (The)	109,854	6,080,419
Constellation Brands, Inc., Class A	14,950	2,836,763
Monster Beverage Corp.*	18,873	1,199,379
PepsiCo, Inc.	47,918	6,548,953

		17,332,528

Food & Staples Retailing (0.8%)
Casey’s General Stores, Inc.	1,200	190,788
Costco Wholesale Corp.	18,316	5,383,439
Grocery Outlet Holding Corp.*	125	4,056
Performance Food Group Co.*	4,700	241,956
Sysco Corp.	20,966	1,793,432
Walmart, Inc.	20,080	2,386,307

		9,999,978

Food Products (0.1%)
Hershey Co. (The)	5,338	784,579
Kellogg Co.	5,459	377,545
Lancaster Colony Corp.	1,300	208,130
McCormick & Co., Inc. (Non-Voting)	3,304	560,788

		1,931,042

Household Products (0.2%)
Church & Dwight Co., Inc.	10,276	722,814
Clorox Co. (The)	4,884	749,889
Procter & Gamble Co. (The)	6,000	749,400

		2,222,103

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	9,682	1,999,720

Tobacco (0.2%)
Altria Group, Inc.	38,325	1,912,801
Philip Morris International, Inc.	7,617	648,130

		2,560,931

Total Consumer Staples		36,046,302

Energy (0.9%)
Energy Equipment & Services (0.2%)
Core Laboratories NV	29,432	1,108,704
National Oilwell Varco, Inc.	41,986	1,051,749

		2,160,453

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Oil, Gas & Consumable Fuels (0.7%)
Cabot Oil & Gas Corp.	10,934	$190,361
Cheniere Energy, Inc.*	5,900	360,313
Concho Resources, Inc.	11,400	998,298
Encana Corp. (x)	159,993	750,367
EOG Resources, Inc.	25,160	2,107,402
Marathon Petroleum Corp.	45,599	2,747,340
Matador Resources Co.*	6,000	107,820
Occidental Petroleum Corp.	29,814	1,228,635
ONEOK, Inc.	7,374	557,990
Parsley Energy, Inc., Class A	6,700	126,697
Pioneer Natural Resources Co.	4,100	620,617

		9,795,840

Total Energy		11,956,293

Financials (3.1%)
Banks (0.4%)
Citigroup, Inc.	30,800	2,460,612
Comerica, Inc.	2,000	143,500
Signature Bank	1,914	261,472
Sterling Bancorp	74,228	1,564,726
SVB Financial Group*	900	225,936
Western Alliance Bancorp	3,700	210,900

		4,867,146

Capital Markets (1.9%)
Ameriprise Financial, Inc.	1,300	216,554
Blackstone Group, Inc. (The), Class A	58,910	3,295,425
Brookfield Asset Management, Inc., Class A	58,230	3,365,694
Cboe Global Markets, Inc.	1,728	207,360
Charles Schwab Corp. (The)	53,147	2,527,671
Cohen & Steers, Inc.	528	33,137
E*TRADE Financial Corp.	2,900	131,573
Evercore, Inc., Class A	1,800	134,568
FactSet Research Systems, Inc.	1,576	422,841
Interactive Brokers Group, Inc., Class A	2,800	130,536
Intercontinental Exchange, Inc.	21,135	1,956,044
Lazard Ltd., Class A	4,800	191,808
LPL Financial Holdings, Inc.	3,900	359,775
MarketAxess Holdings, Inc.	1,700	644,487
Moody’s Corp.	7,297	1,732,381
MSCI, Inc.	3,869	998,899
Raymond James Financial, Inc.	2,100	187,866
S&P Global, Inc.	22,706	6,199,873
SEI Investments Co.	3,393	222,174
T. Rowe Price Group, Inc.	2,744	334,329
TD Ameritrade Holding Corp.	24,832	1,234,150
Virtu Financial, Inc., Class A (x)	6,300	100,737
XP, Inc., Class A*	4,627	178,232

		24,806,114

Consumer Finance (0.2%)
American Express Co.	16,000	1,991,840
Credit Acceptance Corp.*	500	221,165
Discover Financial Services	4,700	398,654
Green Dot Corp., Class A*	2,500	58,250
Synchrony Financial	11,500	414,115

		3,084,024

Diversified Financial Services (0.0%)
Voya Financial, Inc.	3,400	207,332

Insurance (0.6%)
Aon plc	10,459	2,178,505
Erie Indemnity Co., Class A	1,300	215,800
Everest Re Group Ltd.	800	221,472
Markel Corp.*	200	228,634
Marsh & McLennan Cos., Inc.	18,701	2,083,479
Primerica, Inc.	2,000	261,120
Progressive Corp. (The)	8,000	579,120
RenaissanceRe Holdings Ltd.	1,200	235,224
Travelers Cos., Inc. (The)	2,300	314,985
Willis Towers Watson plc	11,660	2,354,620

		8,672,959

Total Financials		41,637,575

Health Care (18.9%)
Biotechnology (6.1%)
AbbVie, Inc.	62,179	5,505,329
ACADIA Pharmaceuticals, Inc.*	5,600	239,568
Acceleron Pharma, Inc.*	3,900	206,778
Agios Pharmaceuticals, Inc.*	12,071	576,390
Alexion Pharmaceuticals, Inc.*	13,977	1,511,612
Allogene Therapeutics, Inc. (x)*	7,100	184,458
Alnylam Pharmaceuticals, Inc.*	2,838	326,852
Amgen, Inc.	59,401	14,319,799
Amicus Therapeutics, Inc.*	11,000	107,140
Arena Pharmaceuticals, Inc.*	4,400	199,848
Arrowhead Pharmaceuticals, Inc.*	53,200	3,374,476
Biogen, Inc.*	34,196	10,146,979
BioMarin Pharmaceutical, Inc.*	7,238	611,973
Blueprint Medicines Corp.*	2,700	216,297
Clovis Oncology, Inc. (x)*	5,800	60,465
Cyclerion Therapeutics, Inc.*	850	2,312
Emergent BioSolutions, Inc.*	2,418	130,451
Enanta Pharmaceuticals, Inc.*	1,600	98,848
Exact Sciences Corp.*	5,127	474,145
Exelixis, Inc.*	12,700	223,774
FibroGen, Inc.*	3,200	137,248
Gilead Sciences, Inc.	7,683	499,241
Global Blood Therapeutics, Inc.*	4,400	349,756
Heron Therapeutics, Inc.*	6,100	143,350
ImmunoGen, Inc.*	17,169	87,648
Immunomedics, Inc.*	10,898	230,602
Incyte Corp.*	7,092	619,273
Insmed, Inc.*	100	2,388
Intercept Pharmaceuticals, Inc. (x)*	100	12,392
Intrexon Corp. (x)*	6,100	33,428
Ionis Pharmaceuticals, Inc.*	37,882	2,288,452
Ironwood Pharmaceuticals, Inc.*	8,500	113,135
Ligand Pharmaceuticals, Inc. (x)*	913	95,217
Madrigal Pharmaceuticals, Inc.*	600	54,666
Medicines Co. (The)(x)*	2,772	235,454
Mirati Therapeutics, Inc.*	1,900	244,834
Moderna, Inc. (x)*	13,600	266,016

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Momenta Pharmaceuticals, Inc.*	2,970	$58,598
Myriad Genetics, Inc.*	4,800	130,704
Neurocrine Biosciences, Inc.*	62,046	6,669,324
Novavax, Inc. (x)*	989	3,936
Portola Pharmaceuticals, Inc.*	4,400	105,072
Progenics Pharmaceuticals, Inc.*	1,452	7,391
Puma Biotechnology, Inc. (x)*	4,600	40,250
Radius Health, Inc.*	2,600	52,416
Regeneron Pharmaceuticals, Inc.*	732	274,851
REGENXBIO, Inc.*	2,500	102,425
Sage Therapeutics, Inc.*	2,000	144,380
Sangamo Therapeutics, Inc.*	1,980	16,573
Sarepta Therapeutics, Inc.*	2,300	296,792
Seattle Genetics, Inc.*	46,000	5,255,960
Ultragenyx Pharmaceutical, Inc.*	11,890	507,822
Vertex Pharmaceuticals, Inc.*	102,069	22,348,008
Voyager Therapeutics, Inc.*	17,780	248,031
Xencor, Inc. (x)*	4,700	161,633

		80,354,760

Health Care Equipment & Supplies (4.7%)
Abbott Laboratories	31,300	2,718,718
ABIOMED, Inc.*	1,848	315,250
Accuray, Inc.*	2,250	6,345
Align Technology, Inc.*	3,420	954,317
Atrion Corp.	66	49,599
Baxter International, Inc.	9,500	794,390
Becton Dickinson and Co.	12,634	3,436,069
Boston Scientific Corp.*	161,170	7,288,107
Cantel Medical Corp.	1,600	113,440
Cooper Cos., Inc. (The)	600	192,774
Danaher Corp.	1,400	214,872
DexCom, Inc.*	37,700	8,246,498
Edwards Lifesciences Corp.*	8,822	2,058,084
Envista Holdings Corp.*	3,024	89,631
Globus Medical, Inc., Class A*	5,000	294,400
Haemonetics Corp.*	2,000	229,800
Hill-Rom Holdings, Inc.	1,800	204,354
Hologic, Inc.*	9,000	469,890
ICU Medical, Inc.*	800	149,696
IDEXX Laboratories, Inc.*	3,600	940,068
Inogen, Inc.*	1,000	68,330
Insulet Corp.*	40,576	6,946,611
Intuitive Surgical, Inc.*	10,552	6,237,815
LivaNova plc*	1,800	135,774
Masimo Corp.*	1,800	284,508
Medtronic plc	30,469	3,456,708
Merit Medical Systems, Inc.*	3,700	115,514
Natus Medical, Inc.*	1,452	47,902
Neogen Corp.*	2,200	143,572
Nevro Corp.*	2,200	258,588
Novocure Ltd.*	73,900	6,227,553
NuVasive, Inc.*	2,100	162,414
Penumbra, Inc.*	1,200	197,124
Quidel Corp.*	1,518	113,896
ResMed, Inc.	6,279	973,057
STERIS plc	1,300	198,146
Stryker Corp.	31,373	6,586,448
Tandem Diabetes Care, Inc.*	3,100	184,791
Teleflex, Inc.	1,900	715,236
Varex Imaging Corp.*	2,194	65,403
Varian Medical Systems, Inc.*	3,886	551,851
West Pharmaceutical Services, Inc.	2,300	345,759
Wright Medical Group NV*	6,100	185,928

		62,969,230

Health Care Providers & Services (3.3%)
Amedisys, Inc.*	1,300	216,996
AmerisourceBergen Corp.	8,181	695,549
AMN Healthcare Services, Inc.*	3,100	193,161
Anthem, Inc.	3,200	966,496
Centene Corp.*	34,535	2,171,215
Chemed Corp.	900	395,334
Cigna Corp.	21,396	4,375,268
CorVel Corp.*	924	80,721
HCA Healthcare, Inc.	26,776	3,957,760
HealthEquity, Inc.*	3,200	237,024
Henry Schein, Inc.*	2,578	172,004
Humana, Inc.	5,105	1,871,085
Laboratory Corp. of America Holdings*	1,000	169,170
McKesson Corp.	1,043	144,268
Molina Healthcare, Inc.*	2,400	325,656
Select Medical Holdings Corp.*	7,500	175,050
Tenet Healthcare Corp.*	5,197	197,642
UnitedHealth Group, Inc.	90,239	26,528,461
WellCare Health Plans, Inc.*	2,100	693,441

		43,566,301

Health Care Technology (0.2%)
Cerner Corp.	13,611	998,911
Change Healthcare, Inc. (x)*	1,044	17,111
HMS Holdings Corp.*	3,960	117,216
Inovalon Holdings, Inc., Class A (x)*	4,500	84,690
NextGen Healthcare, Inc.*	2,508	40,304
Omnicell, Inc.*	1,650	134,838
Teladoc Health, Inc. (x)*	3,000	251,160
Veeva Systems, Inc., Class A*	4,900	689,234

		2,333,464

Life Sciences Tools & Services (1.8%)
Adaptive Biotechnologies Corp. (x)*	489	14,631
Agilent Technologies, Inc.	2,600	221,806
Avantor, Inc.*	56,775	1,030,466
Bio-Techne Corp.	1,700	373,167
Bruker Corp.	6,200	316,014
Charles River Laboratories International, Inc.*	2,200	336,072
Illumina, Inc.*	6,072	2,014,325
IQVIA Holdings, Inc.*	3,200	494,432
Mettler-Toledo International, Inc.*	4,417	3,503,918
PerkinElmer, Inc.	2,000	194,200
PRA Health Sciences, Inc.*	2,100	233,415
Repligen Corp.*	68,900	6,373,250
Syneos Health, Inc.*	2,800	166,530
Thermo Fisher Scientific, Inc.	23,705	7,701,043

See Notes to Financial Statements.

1576

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Waters Corp.*	3,290	$768,709

		23,741,978

Pharmaceuticals (2.8%)
Aerie Pharmaceuticals, Inc. (x)*	2,800	67,676
Akorn, Inc.*	5,500	8,250
Allergan plc	38,399	7,340,737
Amneal Pharmaceuticals, Inc.*	10,300	49,646
Bausch Health Cos., Inc.*	19,922	596,066
Bristol-Myers Squibb Co.	105,172	6,750,991
Eli Lilly & Co.	36,132	4,748,829
Innoviva, Inc.*	3,432	48,597
Jazz Pharmaceuticals plc*	2,400	358,272
Johnson & Johnson	16,857	2,458,930
Merck & Co., Inc.	100,000	9,095,000
Nektar Therapeutics*	6,200	133,827
Novartis AG (ADR)	34,820	3,297,106
Supernus Pharmaceuticals, Inc.*	3,200	75,904
Zoetis, Inc.	20,947	2,772,335

		37,802,166

Total Health Care		250,767,899

Industrials (8.2%)
Aerospace & Defense (2.8%)
Boeing Co. (The)	44,730	14,571,245
General Dynamics Corp.	1,000	176,350
HEICO Corp.	1,600	182,640
HEICO Corp., Class A	3,320	297,240
Hexcel Corp.	2,600	190,606
Huntington Ingalls Industries, Inc.	1,544	387,359
L3Harris Technologies, Inc.	43,657	8,638,410
Lockheed Martin Corp.	10,430	4,061,233
Mercury Systems, Inc.*	2,200	152,042
Moog, Inc., Class A	500	42,665
Northrop Grumman Corp.	7,000	2,407,790
Raytheon Co.	7,300	1,604,102
Spirit AeroSystems Holdings, Inc., Class A	4,900	357,112
TransDigm Group, Inc.	7,271	4,071,760

		37,140,554

Air Freight & Logistics (0.3%)
CH Robinson Worldwide, Inc.	5,729	448,008
Expeditors International of Washington, Inc.	5,054	394,313
United Parcel Service, Inc., Class B	29,839	3,492,953

		4,335,274

Airlines (0.1%)
American Airlines Group, Inc.	5,900	169,212
Delta Air Lines, Inc.	7,100	415,208
Southwest Airlines Co.	12,200	658,556
United Airlines Holdings, Inc.*	2,200	193,798

		1,436,774

Building Products (0.4%)
AAON, Inc.	2,449	121,005
Allegion plc	2,945	366,770
AO Smith Corp.	300	14,292
Armstrong World Industries, Inc.	2,100	197,337
Fortune Brands Home & Security, Inc.	3,300	215,622
Johnson Controls International plc	80,303	3,269,135
Lennox International, Inc.	1,444	352,293
Simpson Manufacturing Co., Inc.	3,000	240,690
Trex Co., Inc.*	2,500	224,700

		5,001,844

Commercial Services & Supplies (0.4%)
Brink’s Co. (The)	2,300	208,564
Cimpress plc (x)*	1,300	163,501
Cintas Corp.	3,572	961,154
Copart, Inc.*	9,030	821,188
Deluxe Corp.	2,310	115,315
IAA, Inc.*	6,300	296,478
KAR Auction Services, Inc.	6,300	137,277
Knoll, Inc.	3,960	100,030
Republic Services, Inc.	2,200	197,186
Rollins, Inc.	7,050	233,778
Tetra Tech, Inc.	2,200	189,552
US Ecology, Inc.	858	49,687
Waste Management, Inc.	15,200	1,732,192

		5,205,902

Construction & Engineering (0.1%)
EMCOR Group, Inc.	2,200	189,860
Fluor Corp.	38,802	732,582
MasTec, Inc.*	3,800	243,808

		1,166,250

Electrical Equipment (0.4%)
AMETEK, Inc.	35,450	3,535,783
Emerson Electric Co.	2,794	213,070
EnerSys	2,200	164,626
Generac Holdings, Inc.*	2,700	271,593
Rockwell Automation, Inc.	5,634	1,141,843
Sensata Technologies Holding plc*	3,900	210,093

		5,537,008

Industrial Conglomerates (0.6%)
3M Co.	17,990	3,173,796
Carlisle Cos., Inc.	2,000	323,680
Honeywell International, Inc.	19,641	3,476,457
Roper Technologies, Inc.	833	295,073

		7,269,006

Machinery (1.5%)
Allison Transmission Holdings, Inc.	5,900	285,088
Barnes Group, Inc.	2,900	179,684
Caterpillar, Inc.	21,660	3,198,749
Deere & Co.	1,437	248,975
Donaldson Co., Inc.	5,111	294,496
Dover Corp.	2,700	311,202
Fortive Corp.	2,772	211,753
Graco, Inc.	9,126	474,552
Hillenbrand, Inc.	3,949	131,541

See Notes to Financial Statements.

1577

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
IDEX Corp.	1,596	$274,512
Illinois Tool Works, Inc.	28,819	5,176,757
Ingersoll-Rand plc	36,630	4,868,860
Lincoln Electric Holdings, Inc.	2,600	251,498
Middleby Corp. (The)*	2,300	251,896
Nordson Corp.	3,247	528,741
Omega Flex, Inc.	98	10,514
Pentair plc	12,916	592,457
Proto Labs, Inc.*	1,400	142,170
Rexnord Corp.*	6,200	202,244
Toro Co. (The)	5,544	441,691
WABCO Holdings, Inc.*	3,036	411,378
Welbilt, Inc.*	8,200	128,002
Westinghouse Air Brake Technologies Corp.	1,888	146,886
Woodward, Inc.	2,368	280,466
Xylem, Inc.	7,500	590,925

		19,635,037

Professional Services (0.5%)
ASGN, Inc.*	2,300	163,231
CoStar Group, Inc.*	3,686	2,205,334
Equifax, Inc.	4,316	604,758
Exponent, Inc.	2,352	162,311
IHS Markit Ltd.*	10,500	791,175
Insperity, Inc.	1,900	163,476
Korn Ferry	2,900	122,960
Nielsen Holdings plc	8,400	170,520
Robert Half International, Inc.	5,619	354,840
TransUnion	8,000	684,880
Verisk Analytics, Inc.	6,368	950,997

		6,374,482

Road & Rail (0.9%)
Avis Budget Group, Inc.*	4,374	141,018
CSX Corp.	11,700	846,612
JB Hunt Transport Services, Inc.	7,117	831,123
Landstar System, Inc.	1,800	204,966
Lyft, Inc., Class A*	2,900	124,758
Norfolk Southern Corp.	5,800	1,125,954
Old Dominion Freight Line, Inc.	1,300	246,714
Uber Technologies, Inc.*	15,879	472,242
Union Pacific Corp.	46,294	8,369,492

		12,362,879

Trading Companies & Distributors (0.2%)
Air Lease Corp.	4,400	209,088
Applied Industrial Technologies, Inc.	2,600	173,394
Beacon Roofing Supply, Inc.*	3,400	108,732
Fastenal Co.	24,304	898,033
Kaman Corp.	185	12,195
NOW, Inc.*	7,418	83,378
SiteOne Landscape Supply, Inc.*	2,000	181,300
United Rentals, Inc.*	2,356	392,910
WW Grainger, Inc.	1,807	611,706

		2,670,736

Total Industrials		108,135,746

Information Technology (36.9%)
Communications Equipment (0.8%)
Arista Networks, Inc.*	2,200	447,480
Cisco Systems, Inc.	175,384	8,411,417
F5 Networks, Inc.*	3,088	431,239
Motorola Solutions, Inc.	5,100	821,814
Plantronics, Inc.	2,400	65,616

		10,177,566

Electronic Equipment, Instruments & Components (0.8%)
Amphenol Corp., Class A	12,894	1,395,517
Badger Meter, Inc.	2,376	154,274
CDW Corp.	6,100	871,324
Cognex Corp.	7,604	426,128
Corning, Inc.	10,200	296,922
Dolby Laboratories, Inc., Class A	17,446	1,200,285
FLIR Systems, Inc.	3,400	177,038
II-VI, Inc.*	4,000	134,680
IPG Photonics Corp.*	1,300	188,396
Keysight Technologies, Inc.*	7,900	810,777
National Instruments Corp.	4,200	177,828
TE Connectivity Ltd.	47,601	4,562,080
Trimble, Inc.*	4,200	175,098
Zebra Technologies Corp., Class A*	2,500	638,600

		11,208,947

IT Services (7.2%)
Accenture plc, Class A	25,944	5,463,028
Akamai Technologies, Inc.*	6,800	587,384
Automatic Data Processing, Inc.	18,287	3,117,933
Black Knight, Inc.*	5,800	373,984
Booz Allen Hamilton Holding Corp.	5,200	369,876
Broadridge Financial Solutions, Inc.	5,559	686,759
Cass Information Systems, Inc.	525	30,314
EPAM Systems, Inc.*	2,300	487,968
Euronet Worldwide, Inc.*	2,100	330,876
Fidelity National Information Services, Inc.	47,355	6,586,607
Fiserv, Inc.*	23,463	2,713,027
FleetCor Technologies, Inc.*	4,106	1,181,378
Gartner, Inc.*	3,711	571,865
Genpact Ltd.	6,800	286,756
Global Payments, Inc.	36,710	6,701,778
GoDaddy, Inc., Class A*	6,500	441,480
Hackett Group, Inc. (The)	2,178	35,153
International Business Machines Corp.	22,549	3,022,468
Jack Henry & Associates, Inc.	3,828	557,625
Mastercard, Inc., Class A	56,660	16,918,109
MAXIMUS, Inc.	3,000	223,170
MongoDB, Inc. (x)*	1,200	157,932
NIC, Inc.	992	22,171
Okta, Inc.*	6,609	762,480
Paychex, Inc.	13,973	1,188,543
PayPal Holdings, Inc.*	98,037	10,604,662
Sabre Corp.	9,500	213,180
Science Applications International Corp.	1,800	156,636

See Notes to Financial Statements.

1578

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Square, Inc., Class A*	14,000	$875,840
Twilio, Inc., Class A*	4,800	471,744
VeriSign, Inc.*	3,032	584,206
Visa, Inc., Class A	154,750	29,077,525
Western Union Co. (The)	8,887	237,994
WEX, Inc.*	1,800	377,028

		95,417,479

Semiconductors & Semiconductor Equipment (5.1%)
Advanced Micro Devices, Inc.*	68,685	3,149,894
Analog Devices, Inc.	2,591	307,914
Applied Materials, Inc.	71,140	4,342,386
ASML Holding NV (Registered) (NYRS)	8,019	2,373,143
Broadcom, Inc.	52,781	16,679,852
Brooks Automation, Inc.	5,400	226,584
Cree, Inc.*	89,940	4,150,731
Entegris, Inc.	7,000	350,630
Inphi Corp.*	102,400	7,579,648
Intel Corp.	43,617	2,610,477
KLA Corp.	7,500	1,336,275
Lam Research Corp.	5,500	1,608,200
Marvell Technology Group Ltd.	55,300	1,468,768
Maxim Integrated Products, Inc.	4,260	262,033
Microchip Technology, Inc. (x)	2,748	287,770
Monolithic Power Systems, Inc.	1,700	302,634
NVE Corp.	164	11,710
NVIDIA Corp.	36,390	8,562,567
QUALCOMM, Inc.	47,165	4,161,368
Semtech Corp.*	3,234	171,079
Silicon Laboratories, Inc.*	2,000	231,960
Teradyne, Inc.	7,200	490,968
Texas Instruments, Inc.	39,381	5,052,188
Universal Display Corp.	1,518	312,814
Xilinx, Inc.	10,377	1,014,559

		67,046,152

Software (16.7%)
2U, Inc.*	2,000	47,980
8x8, Inc.*	6,300	115,290
Adobe, Inc.*	19,970	6,586,306
Alteryx, Inc., Class A (x)*	1,900	190,133
American Software, Inc., Class A	192	2,857
Anaplan, Inc.*	84,300	4,417,320
ANSYS, Inc.*	3,800	978,158
Aspen Technology, Inc.*	3,800	459,534
Atlassian Corp. plc, Class A*	5,208	626,731
Autodesk, Inc.*	49,458	9,073,565
Avalara, Inc.*	2,700	197,775
Blackbaud, Inc.	1,300	103,480
Blackline, Inc.*	4,200	216,552
Cadence Design Systems, Inc.*	12,605	874,283
CDK Global, Inc.	5,395	294,999
Cerence, Inc.*	7,936	179,592
Citrix Systems, Inc.	34,852	3,865,087
CommVault Systems, Inc.*	2,600	116,064
Coupa Software, Inc.*	57,500	8,409,375
DocuSign, Inc.*	94,300	6,988,573
Dropbox, Inc., Class A*	8,900	159,399
Dynatrace, Inc.*	1,242	31,423
Envestnet, Inc.*	3,300	229,779
Fair Isaac Corp.*	1,400	524,552
FireEye, Inc.*	103,220	1,706,227
Five9, Inc.*	92,400	6,059,592
Fortinet, Inc.*	57,510	6,139,768
Guidewire Software, Inc.*	3,500	384,195
HubSpot, Inc.*	1,600	253,600
Intuit, Inc.	23,926	6,266,937
j2 Global, Inc.	2,200	206,162
LivePerson, Inc. (x)*	630	23,310
Manhattan Associates, Inc.*	2,800	223,300
Medallia, Inc. (x)*	531	16,519
Microsoft Corp.#	433,644	68,385,659
New Relic, Inc.*	1,900	124,849
Nuance Communications, Inc.*	63,492	1,132,062
Nutanix, Inc., Class A*	4,600	143,796
OneSpan, Inc.*	1,452	24,858
Oracle Corp.	84,802	4,492,810
Palo Alto Networks, Inc.*	3,900	901,875
Paycom Software, Inc.*	32,208	8,527,390
Paylocity Holding Corp.*	2,000	241,640
Pegasystems, Inc.	2,508	199,762
Pluralsight, Inc., Class A*	854	14,697
Proofpoint, Inc.*	1,800	206,604
PTC, Inc.*	5,000	374,450
Qualys, Inc.*	2,000	166,740
RealPage, Inc.*	3,200	172,000
RingCentral, Inc., Class A*	55,700	9,394,919
salesforce.com, Inc.*	84,578	13,755,766
ServiceNow, Inc.*	62,010	17,506,663
Slack Technologies, Inc., Class A (x)*	21,732	488,535
Smartsheet, Inc., Class A*	3,900	175,188
SolarWinds Corp.*	11,283	209,300
Splunk, Inc.*	82,876	12,412,338
SS&C Technologies Holdings, Inc.	7,128	437,659
Synopsys, Inc.*	6,300	876,960
Teradata Corp.*	4,300	115,111
Trade Desk, Inc. (The), Class A*	27,200	7,066,016
Tyler Technologies, Inc.*	2,046	613,841
VMware, Inc., Class A*	15,088	2,290,207
Workday, Inc., Class A*	28,320	4,657,224
Zendesk, Inc.*	5,500	421,465
Zix Corp.*	6,336	42,958
Zoom Video Communications, Inc., Class A (x)*	421	28,645
Zscaler, Inc. (x)*	2,500	116,250

		221,686,654

Technology Hardware, Storage & Peripherals (6.3%)
Apple, Inc.	232,517	68,278,617
Dell Technologies, Inc., Class C*	4,600	236,394
HP, Inc.	8,900	182,895
NCR Corp.*	5,700	200,412
NetApp, Inc.	11,700	728,325
Seagate Technology plc	173,616	10,330,152
Western Digital Corp.	48,711	3,091,687

		83,048,482

Total Information Technology		488,585,280

See Notes to Financial Statements.

1579

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Materials (1.0%)
Chemicals (0.5%)
Air Products & Chemicals, Inc.	1,300	$305,487
Axalta Coating Systems Ltd.*	7,500	228,000
CF Industries Holdings, Inc.	4,000	190,960
Ecolab, Inc.	10,540	2,034,115
Ingevity Corp.*	2,200	192,236
NewMarket Corp.	462	224,772
PPG Industries, Inc.	3,184	425,032
RPM International, Inc.	2,678	205,564
Scotts Miracle-Gro Co. (The)	2,400	254,832
Sherwin-Williams Co. (The)	3,706	2,162,599

		6,223,597

Construction Materials (0.1%)
Eagle Materials, Inc.	2,161	195,916
Martin Marietta Materials, Inc.	806	225,390
Vulcan Materials Co.	5,700	820,743

		1,242,049

Containers & Packaging (0.1%)
Avery Dennison Corp.	3,900	510,198
Ball Corp.	13,900	898,913
Berry Global Group, Inc.*	100	4,749
Crown Holdings, Inc.*	3,100	224,874

		1,638,734

Metals & Mining (0.3%)
Freeport-McMoRan, Inc.	155,753	2,043,479
Nucor Corp.	20,086	1,130,440
Royal Gold, Inc.	2,200	268,950
Southern Copper Corp.	4,800	203,904

		3,646,773

Paper & Forest Products (0.0%)
Louisiana-Pacific Corp.	7,000	207,690

Total Materials		12,958,843

Real Estate (1.4%)
Equity Real Estate Investment Trusts (REITs) (1.3%)
Alexandria Real Estate Equities, Inc. (REIT)	12,130	1,959,965
American Tower Corp. (REIT)	18,267	4,198,122
Americold Realty Trust (REIT)	6,600	231,396
CoreSite Realty Corp. (REIT)	1,600	179,392
Crown Castle International Corp. (REIT)	17,432	2,477,959
EastGroup Properties, Inc. (REIT)	1,700	225,539
Equinix, Inc. (REIT)	3,407	1,988,666
Equity LifeStyle Properties, Inc. (REIT)	7,116	500,895
Extra Space Storage, Inc. (REIT)	4,200	443,604
First Industrial Realty Trust, Inc. (REIT)	5,600	232,456
Iron Mountain, Inc. (REIT)	6,100	194,407
Lamar Advertising Co. (REIT), Class A	3,498	312,232
PS Business Parks, Inc. (REIT)	1,100	181,357
Public Storage (REIT)	4,719	1,004,958
Ryman Hospitality Properties, Inc. (REIT)	2,400	207,984
SBA Communications Corp. (REIT)	5,266	1,269,053
Simon Property Group, Inc. (REIT)	12,362	1,841,444
Sun Communities, Inc. (REIT)	1,500	225,150
UDR, Inc. (REIT)	4,200	196,140

		17,870,719

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	5,669	347,453
Cushman & Wakefield plc*	10,700	218,708
Howard Hughes Corp. (The)*	1,400	177,520

		743,681

Total Real Estate		18,614,400

Utilities (0.3%)
Electric Utilities (0.2%)
NextEra Energy, Inc.	9,142	2,213,827

Gas Utilities (0.0%)
New Jersey Resources Corp.	4,300	191,651
Southwest Gas Holdings, Inc.	2,100	159,537

		351,188

Independent Power and Renewable Electricity Producers (0.0%)
Ormat Technologies, Inc.	3,000	223,560

Multi-Utilities (0.1%)
Sempra Energy	7,821	1,184,725

Total Utilities		3,973,300

Total Common Stocks (98.2%) (Cost $639,933,740)		1,302,079,114

SHORT-TERM INVESTMENTS:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, IM Shares	4,870,820	4,872,282

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.3%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $942,395, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $961,153. (xx)	$942,306	942,306
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $100,009, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $102,000. (xx)	100,000	100,000

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $100,015, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $102,001. (xx)	$100,000	$100,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $2,000,618, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $2,040,000. (xx)	2,000,000	2,000,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $200,019, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $217,778. (xx)	200,000	200,000

Total Repurchase Agreements		3,342,306

Total Short-Term Investments (0.6%) (Cost $8,214,695)		8,214,588

Total Investments in Securities (98.8%) (Cost $648,148,435)		1,310,293,702
Other Assets Less Liabilities (1.2%)		15,829,163

Net Assets (100%)		$1,326,122,865

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $4,100,200.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $11,553,413. This was collateralized by $8,897,548 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 2/15/49 and by cash of $3,342,306 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
NASDAQ 100 E-Mini Index	16	3/2020	USD	2,800,720	69,472
S&P 500 E-Mini Index	23	3/2020	USD	3,715,765	64,156
S&P Midcap 400 E-Mini Index	7	3/2020	USD	1,445,360	22,385

					156,013

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$174,048,601	$—	$—	$174,048,601
Consumer Discretionary	155,354,875	—	—	155,354,875
Consumer Staples	36,046,302	—	—	36,046,302
Energy	11,956,293	—	—	11,956,293
Financials	41,637,575	—	—	41,637,575
Health Care	250,767,899	—	—	250,767,899
Industrials	108,135,746	—	—	108,135,746
Information Technology	488,585,280	—	—	488,585,280
Materials	12,958,843	—	—	12,958,843
Real Estate	18,614,400	—	—	18,614,400
Utilities	3,973,300	—	—	3,973,300
Futures	156,013	—	—	156,013
Short-Term Investments
Investment Company	4,872,282	—	—	4,872,282
Repurchase Agreements	—	3,342,306	—	3,342,306

Total Assets	$1,307,107,409	$3,342,306	$—	$1,310,449,715

Total Liabilities	$—	$—	$—	$—

Total	$1,307,107,409	$3,342,306	$—	$1,310,449,715

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$156,013	*

Total		$156,013

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$1,086,953	$1,086,953

Total	$1,086,953	$1,086,953

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$302,695	$302,695

Total	$302,695	$302,695

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $5,679,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$683,860,142
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$787,844,144

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$678,184,049
Aggregate gross unrealized depreciation	(20,442,355)

Net unrealized appreciation	$657,741,694

Federal income tax cost of investments in securities and derivative instruments, if applicable	$652,708,021

For the year ended December 31, 2019, the Portfolio incurred approximately $3,493 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $644,806,129)	$1,306,951,396
Repurchase Agreements (Cost $3,342,306)	3,342,306
Cash	20,851,748
Dividends, interest and other receivables	838,108
Receivable for securities sold	285,970
Receivable for Portfolio shares sold	46,096
Due from broker for futures variation margin	16,113
Securities lending income receivable	8,353
Other assets	5,290

Total assets	1,332,345,380

LIABILITIES
Payable for return of collateral on securities loaned	3,342,306
Payable for Portfolio shares redeemed	1,694,462
Investment management fees payable	628,511
Distribution fees payable – Class IA	252,884
Administrative fees payable	136,217
Payable for securities purchased	27,934
Distribution fees payable – Class IB	22,355
Trustees’ fees payable	11,773
Accrued expenses	106,073

Total liabilities	6,222,515

NET ASSETS	$1,326,122,865

Net assets were comprised of:
Paid in capital	$672,436,796
Total distributable earnings (loss)	653,686,069

Net assets	$1,326,122,865

Class IA
Net asset value, offering and redemption price per share, $1,210,067,907 / 18,138,754 shares outstanding (unlimited amount authorized: $0.01 par value)	$66.71

Class IB
Net asset value, offering and redemption price per share, $107,517,703 / 1,648,330 shares outstanding (unlimited amount authorized: $0.01 par value)	$65.23

Class K
Net asset value, offering and redemption price per share, $8,537,255 / 128,375 shares outstanding (unlimited amount authorized: $0.01 par value)	$66.50

(x)	Includes value of securities on loan of $11,553,413.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $21,916 foreign withholding tax)	$21,038,140
Interest	309,360
Securities lending (net)	148,222

Total income	21,495,722

EXPENSES
Investment management fees	7,126,352
Distribution fees – Class IA	2,845,363
Administrative fees	1,532,933
Distribution fees – Class IB	247,330
Custodian fees	173,000
Printing and mailing expenses	99,868
Professional fees	82,401
Trustees’ fees	39,956
Miscellaneous	30,688

Total expenses	12,177,891

NET INVESTMENT INCOME (LOSS)	9,317,831

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	117,193,216
Futures contracts	1,086,953

Net realized gain (loss)	118,280,169

Change in unrealized appreciation (depreciation) on:
Investments in securities	221,879,449
Futures contracts	302,695

Net change in unrealized appreciation (depreciation)	222,182,144

NET REALIZED AND UNREALIZED GAIN (LOSS)	340,462,313

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$349,780,144

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,317,831	$1,932,433
Net realized gain (loss)	118,280,169	124,380,670
Net change in unrealized appreciation (depreciation)	222,182,144	(119,985,607)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	349,780,144	6,327,496

Distributions to shareholders:
Class IA	(105,622,656)	(110,680,531)
Class IB	(9,519,572)	(9,726,200)
Class K	(752,664)	(708,274)

Total distributions to shareholders	(115,894,892)	(121,115,005)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 217,278 and 257,835 shares, respectively ]	13,726,404	17,093,521
Capital shares issued in reinvestment of dividends and distributions [ 1,614,359 and 1,906,391 shares, respectively ]	105,622,656	110,680,531
Capital shares repurchased [ (1,764,387) and (1,755,295) shares, respectively ]	(115,369,036)	(117,030,456)

Total Class IA transactions	3,980,024	10,743,596

Class IB
Capital shares sold [ 158,898 and 328,643 shares, respectively ]	10,086,840	21,886,718
Capital shares issued in reinvestment of dividends and distributions [ 148,790 and 170,994 shares, respectively ]	9,519,572	9,726,200
Capital shares repurchased [ (249,234) and (379,123) shares, respectively ]	(15,818,394)	(25,039,038)

Total Class IB transactions	3,788,018	6,573,880

Class K
Capital shares sold [ 21,412 and 19,165 shares, respectively ]	1,391,556	1,256,283
Capital shares issued in reinvestment of dividends and distributions [ 11,541 and 12,239 shares, respectively ]	752,664	708,274
Capital shares repurchased [ (17,906) and (25,095) shares, respectively ]	(1,148,769)	(1,712,518)

Total Class K transactions	995,451	252,039

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	8,763,493	17,569,515

TOTAL INCREASE (DECREASE) IN NET ASSETS	242,648,745	(97,217,994)
NET ASSETS:
Beginning of year	1,083,474,120	1,180,692,114

End of year	$1,326,122,865	$1,083,474,120

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019		2018	2017		2016	2015
Net asset value, beginning of year	$54.88		$61.46	$47.22		$45.89	$44.20

Income (loss) from investment operations:
Net investment income (loss) (e)	0.49		0.10	0.09		0.23	0.07
Net realized and unrealized gain (loss)	17.64		0.14	14.24		1.35	1.70

Total from investment operations	18.13		0.24	14.33		1.58	1.77

Less distributions:
Dividends from net investment income	(0.51)		(0.09)	(0.09)		(0.25)	(0.08)
Distributions from net realized gains	(5.79)		(6.73)	—		—	—

Total dividends and distributions	(6.30)		(6.82)	(0.09)		(0.25)	(0.08)

Net asset value, end of year	$66.71		$54.88	$61.46		$47.22	$45.89

Total return	33.35	%(cc)	(0.22)%	30.34	%(bb)	3.44%	4.00	%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,210,068		$991,788	$1,085,470		$914,837	$977,594
Ratio of expenses to average net assets:
After waivers (f)	0.98%		0.98%	0.99%		1.00%	0.98%
Before waivers (f)	0.98%		0.98%	0.99%		1.00%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.75%		0.15%	0.16%		0.52%	0.16%
Before waivers (f)	0.75%		0.15%	0.16%		0.52%	0.16%
Portfolio turnover rate^	56%		45%	47%		63%	65%

	Year Ended December 31,
Class IB	2019		2018	2017		2016	2015
Net asset value, beginning of year	$53.77		$60.34	$46.36		$45.06	$43.40

Income (loss) from investment operations:
Net investment income (loss) (e)	0.48		0.10	0.08		0.23	0.07
Net realized and unrealized gain (loss)	17.28		0.15	13.99		1.32	1.66

Total from investment operations	17.76		0.25	14.07		1.55	1.73

Less distributions:
Dividends from net investment income	(0.51)		(0.09)	(0.09)		(0.25)	(0.07)
Distributions from net realized gains	(5.79)		(6.73)	—		—	—

Total dividends and distributions	(6.30)		(6.82)	(0.09)		(0.25)	(0.07)

Net asset value, end of year	$65.23		$53.77	$60.34		$46.36	$45.06

Total return	33.35	%(cc)	(0.20)%	30.35	%(bb)	3.43%	4.00	%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$107,518		$85,486	$88,662		$74,656	$81,898
Ratio of expenses to average net assets:
After waivers (f)	0.98%		0.98%	0.99%		1.00%	0.98%
Before waivers (f)	0.98%		0.98%	0.99%		1.00%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.75%		0.16%	0.16%		0.51%	0.16%
Before waivers (f)	0.75%		0.16%	0.16%		0.51%	0.16%
Portfolio turnover rate^	56%		45%	47%		63%	65%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019		2018	2017		2016	2015
Net asset value, beginning of year	$54.71		$61.29	$47.08		$45.76	$44.20

Income (loss) from investment operations:
Net investment income (loss) (e)	0.66		0.27	0.22		0.35	0.19
Net realized and unrealized gain (loss)	17.60		0.14	14.21		1.34	1.56

Total from investment operations	18.26		0.41	14.43		1.69	1.75

Less distributions:
Dividends from net investment income	(0.68)		(0.26)	(0.22)		(0.37)	(0.19)
Distributions from net realized gains	(5.79)		(6.73)	—		—	—

Total dividends and distributions	(6.47)		(6.99)	(0.22)		(0.37)	(0.19)

Net asset value, end of year	$66.50		$54.71	$61.29		$47.08	$45.76

Total return	33.68	%(cc)	0.05%	30.66	%(bb)	3.69%	3.97	%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,537		$6,201	$6,560		$4,681	$5,162
Ratio of expenses to average net assets:
After waivers (f)	0.73%		0.73%	0.74%		0.75%	0.73%
Before waivers (f)	0.73%		0.73%	0.74%		0.75%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.02%		0.41%	0.41%		0.77%	0.41%
Before waivers (f)	1.02%		0.41%	0.41%		0.77%	0.41%
Portfolio turnover rate^	56%		45%	47%		63%	65%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 3.82% for Class IA, 3.81% for Class IB and 3.79% for Class K.
(bb)	Includes a litigation payment. Without this payment, the total return would have been 29.90% for Class IA, 29.89% for Class IB and 30.23% for Class K.
(cc)	Includes income resulting from a litigation payment. Without this income, the total return would have been 33.27% for Class IA, 33.27% for Class IB and 33.60% for Class K.

See Notes to Financial Statements.

1587

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Financial Management, Inc.

➢	DoubleLine Capital LP

➢	Pacific Investment Management Company LLC (“PIMCO”)

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	7.33%	2.51%	3.18%
Portfolio – Class IB Shares	7.42	2.51	3.13
Portfolio – Class K Shares*	7.71	2.79	2.69
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	3.05	3.75

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.42% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.72% over the same period.

Portfolio Highlights

Main contributors to Portfolio performance included the decrease in long term treasury yields as well as the Federal Reserve’s “mid-cycle adjustment” which resulted in multiple interest rate cuts. In addition, investment grade credit spreads tightened over the year to levels we haven’t seen since February 2018. Spreads were driven lower by capital flows from overseas investors due to negative interest rates and a decrease in supply of investment grade issuance of 4% year over year.

What helped performance during the year:

•	A key driver of positive performance during the year were duration and yield curve positioning.

•	Exposure to and selection within investment grade and high yield corporate credit added to performance.

•	U.S. and eurozone interest rate strategies were also beneficial.

What hurt performance during the year:

•	Positions in agency mortgage-backed securities (MBS) and asset-backed securities (ABS) were relative performance laggards.

•	Non-U.S. interest rate strategies, particularly in the UK, Japan, and Australia detracted from performance for the period.

How derivatives contributed/detracted from performance during the year:

•

U.S. duration strategies, which were partially facilitated through the use of futures and options, added to performance. Outside the U.S., duration exposure and country selection in the eurozone, partially facilitated through the use of futures, detracted from performance. Finally, currency exposure, partially facilitated through the use of currency forwards, was neutral for performance.

•

Derivatives are used in the portfolio as a means to gain or decrease exposure to securities, markets, or sectors, as a substitute for exposure that may not otherwise be accessible through the use of cash bonds, for purposes of liquidity, or to take advantage of anticipated changes in market volatility.

1588

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
U.S. Treasury Obligations	27.7%
Mortgage-Backed Securities	25.4
Financials	12.0
Collateralized Mortgage Obligations	11.6
Asset-Backed Securities	7.4
Commercial Mortgage-Backed Securities	3.8
Foreign Government Securities	2.6
Information Technology	2.4
Health Care	2.3
Industrials	2.2
Communication Services	2.0
Energy	2.0
Real Estate	1.8
Utilities	1.7
Investment Company	1.6
Consumer Staples	1.6
Municipal Bonds	1.5
U.S. Government Agency Securities	1.4
Consumer Discretionary	1.2
Repurchase Agreements	0.6
Supranational	0.5
Materials	0.5
Options Purchased	0.0 #
Cash and Other	(13.8)

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,017.80	$4.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.50	4.75
Class IB
Actual	1,000.00	1,018.80	4.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.50	4.75
Class K
Actual	1,000.00	1,020.20	3.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.76	3.48

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.93%, 0.93% and 0.68%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1589

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (7.4%)
Air Canada Pass-Through Trust,
Series 2013-1 A 4.125%, 5/15/25§		$278,395	$294,916
Series 2015-2 B 5.000%, 12/15/23§		20,200	21,061
Series 2017-1 AA 3.300%, 1/15/30§		18,976	19,579
American Airlines Pass-Through Trust,
Series 2013-1 A 4.000%, 7/15/25		291,184	305,478
Series 2015-1 B 3.700%, 5/1/23		44,837	45,487
Series 2015-2 AA 3.600%, 9/22/27		100,108	105,184
Series 2015-2 B 4.400%, 9/22/23		123,896	127,950
Series 2016-1 B 5.250%, 1/15/24		1,415	1,492
Series 2016-2 B 4.375%, 6/15/24§		43,800	45,028
Series 2016-3 AA 3.000%, 10/15/28		4,359	4,437
Series 2017-1 B 4.950%, 2/15/25		11,805	12,361
Series 2017-2 B 3.700%, 10/15/25		4,242	4,312
Series 2019-1 A 3.500%, 2/15/32		500,000	515,701
Series 2019-1 AA 3.150%, 2/15/32		75,000	76,787
Series 2019-1 B 3.850%, 2/15/28		80,000	80,999
AMSR Trust,
Series 2019-SFR1 E 3.471%, 1/19/39§		3,000,000	2,960,511
Apidos CLO XVI,
Series 2013-16A A1R 2.946%, 1/19/25 (l)§		1,420	1,420
Series 2013-16A BR 3.916%, 1/19/25 (l)§		250,000	250,069
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2018-FL1 A 2.890%, 6/15/28 (l)§		223,000	223,139
ASSURANT CLO III Ltd.,
Series 2018-2A A 3.196%, 10/20/31 (l)§		500,000	498,046
Atlas Senior Loan Fund X Ltd.,
Series 2018-10A A 3.091%, 1/15/31 (l)§		500,000	496,045
B&M CLO Ltd.,
Series 2014-1A A1R 2.731%, 4/16/26 (l)§		103,392	103,405
B2R Mortgage Trust,
Series 2015-2 A 3.336%, 11/15/48§		22,803	22,819
Series 2016-1 A 2.567%, 6/15/49§		350,020	350,550
BDS Ltd.,
Series 2019-FL4 A 2.840%, 8/15/36 (l)§		166,000	165,689
Cent CLO 19 Ltd.,
Series 2013-19A A1A 3.258%, 10/29/25 (l)§		122,439	122,581
CFIP CLO Ltd.,
Series 2013-1A AR 3.306%, 4/20/29 (l)§		500,000	500,034
Chapel BV,
Series 2007 A2 4.126%, 7/17/66 (l)(m)	EUR	57,020	63,964
CIFC Funding Ltd.,
Series 2015-2A AR 2.781%, 4/15/27 (l)§		$525,332	525,343
Series 2015-5A A1R 2.800%, 10/25/27 (l)§		600,000	600,016
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH3 M1 2.082%, 10/25/36 (l)		1,964,055	1,958,025
CLI Funding VI LLC,
Series 2019-1A A 3.710%, 5/18/44§		470,587	471,737
Continental Airlines Pass-Through Trust,
Series 2012-1 B 6.250%, 4/11/20		341	344
Cork Street CLO Designated Activity Co.,
Series 1A A1BE 0.760%, 11/27/28 (l)§	EUR	500,000	559,754
Crown Castle Towers LLC, 3.222%, 5/15/22§		$400,000	406,000
CSMC Trust,
Series 2018-RPL8 A1 4.125%, 7/25/58 (l)§		1,250,316	1,260,396
Series 2019-JR1 A1 4.095%, 9/27/66 (l)§		2,054,782	2,069,334
CVP Cascade CLO-1 Ltd.,
Series 2013-CLO1 A1R 3.151%, 1/16/26 (l)§		139,160	139,244
Domino’s Pizza Master Issuer LLC,
Series 2019-1A A2 3.668%, 10/25/49§		500,000	502,091
Dorchester Park CLO DAC,
Series 2015-1A AR 2.866%, 4/20/28 (l)§		500,000	499,995
Doric Nimrod Air Alpha Pass-Through Trust,
Series 2013-1 A 5.250%, 5/30/23§		667,132	687,494
Driver Australia Five Trust,
Series 5 A 1.788%, 7/21/26 (l)(m)	AUD	337,758	236,539
Earnest Student Loan Program LLC,
Series 2016-C A2 2.680%, 7/25/35§		$307,871	308,539
Elevation CLO Ltd.,
Series 2018-9A A1 3.121%, 7/15/31 (l)§		500,000	494,465
Elm Park CLO DAC,
Series 1A A1R 0.620%, 4/16/29 (l)§	EUR	500,000	559,692
Emerald Bay SA,
(Zero Coupon), 10/8/20§		582,000	636,509

See Notes to Financial Statements.

1590

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Evans Grove CLO Ltd.,
Series 2018-1A A1 2.834%, 5/28/28 (l)§	$500,000	$496,939
Figueroa CLO Ltd.,
Series 2013-2A A1RR 2.758%, 6/20/27 (l)§	337,271	337,351
GMF Floorplan Owner Revolving Trust,
Series 2018-2 A2 2.120%, 3/15/23 (l)§	600,000	600,341
GPMT Ltd.,
Series 2019-FL2 A 3.040%, 2/22/36 (l)§	221,000	221,561
GSAA Home Equity Trust,
Series 2006-5 2A1 1.862%, 3/25/36 (l)	13,447	6,962
Series 2007-10 A2A 6.500%, 11/25/37	2,407,740	1,689,082
Series 2007-8 A2 2.142%, 8/25/37 (l)	377,489	370,517
Hardee’s Funding LLC,
Series 2018-1A A2I 4.250%, 6/20/48§	493,750	494,885
ICG US CLO Ltd.,
Series 2015-2A AR 2.851%, 1/16/28 (l)§	600,000	599,290
Invitation Homes Trust,
Series 2018-SFR3 A 2.737%, 7/17/37 (l)§	113,542	113,542
Jamestown CLO IV Ltd.,
Series 2014-4A A1CR 2.691%, 7/15/26 (l)§	143,914	143,625
Jamestown CLO VI-R Ltd.,
Series 2018-6RA A1 3.090%, 4/25/30 (l)§	500,000	497,567
JMP Credit Advisors CLO IIIR Ltd.,
Series 2014-1RA A 2.852%, 1/17/28 (l)§	600,000	597,324
Labrador Aviation Finance Ltd.,
Series 2016-1A A1 4.300%, 1/15/42§	2,453,125	2,497,611
Latam Airlines Pass-Through Trust,
Series 2015-1 B 4.500%, 11/15/23	305,927	303,709
Lendmark Funding Trust,
Series 2019-2A A 2.780%, 4/20/28§	218,000	216,654
LoanCore Issuer Ltd.,
Series 2018-CRE1 A 2.870%, 5/15/28 (l)§	500,000	500,239
Series 2018-CRE1 AS 3.240%, 5/15/28 (l)§	297,000	297,392
Series 2019-CRE2 AS 3.240%, 5/15/36 (l)§	246,000	246,364
Loomis Sayles CLO II Ltd.,
Series 2015-2A A1R 2.901%, 4/15/28 (l)§	600,000	596,155
LP Credit Card ABS Master Trust,
Series 2018-1 A 3.822%, 8/20/24 (l)§	520,564	514,657
Marathon CLO V Ltd.,
Series 2013-5A A1R 2.765%, 11/21/27 (l)§	500,000	497,008
Marathon CLO VII Ltd.,
Series 2014-7A A1R 3.256%, 10/28/25 (l)§	265,476	265,522
Midocean Credit CLO IX,
Series 2018-9A A1 3.116%, 7/20/31 (l)§	500,000	497,670
Midocean Credit Clo VIII,
Series 2018-8A A1 3.049%, 2/20/31 (l)§	500,000	495,654
Monarch Grove CLO Ltd.,
Series 2018-1A A1 2.820%, 1/25/28 (l)§	400,000	399,215
Mountain Hawk III CLO Ltd.,
Series 2014-3A AR 3.203%, 4/18/25 (l)§	165,851	165,890
MP CLO III Ltd.,
Series 2013-1A AR 3.216%, 10/20/30 (l)§	2,000,000	1,991,066
MP CLO IV Ltd.,
Series 2013-2A ARR 3.220%, 7/25/29 (l)§	500,000	497,541
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2007-1 2A1A 2.112%, 2/25/37 (l)	2,082,743	2,059,725
Northwoods Capital XI-B Ltd.,
Series 2018-11BA A1 3.066%, 4/19/31 (l)§	500,000	496,518
Octagon Investment Partners XXIII Ltd.,
Series 2015-1A A1R 2.851%, 7/15/27 (l)§	400,000	399,280
OFSI Fund IX Ltd.,
Series 2018-1A A 3.151%, 7/15/31 (l)§	500,000	496,749
OneMain Direct Auto Receivables Trust,
Series 2018-1A A 3.430%, 12/16/24§	500,000	506,069
OneMain Financial Issuance Trust,
Series 2017-1A A1 2.370%, 9/14/32§	811,420	810,405
Series 2019-2A A 3.140%, 10/14/36§	210,000	207,284
Pennsylvania Higher Education Assistance Agency,
Series 2009-1 A1 2.840%, 7/25/29 (l)	191,248	192,825
Primose Funding LLC,
Series 2019-1A A2 4.475%, 7/30/49§	250,000	253,047
PRPM LLC,
Series 2019-3A A1 3.351%, 7/25/24(e)§	3,402,994	3,392,761
Prudential plc,
Series 2018-1A A 3.151%, 7/15/31 (l)§	500,000	495,860
RASC Trust,
Series 2007-EMX1 A13 1.908%, 1/25/37 (l)	2,464,251	2,266,415
Series 2007-KS3 AI3 2.042%, 4/25/37 (l)	1,648,217	1,609,662
Rockford Tower CLO Ltd.,
Series 2018-1A A 2.999%, 5/20/31 (l)§	500,000	496,888

See Notes to Financial Statements.

1591

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Scholar Funding Trust,
Series 2013-A A 2.455%, 1/30/45 (l)§	$129,457	$128,169
SERVPRO Master Issuer LLC,
Series 2019-1A A2 3.882%, 10/25/49§	500,000	500,114
SLM Private Credit Student Loan Trust,
Series 2005-A A3 2.094%, 6/15/23 (l)	14,922	14,900
Series 2006-B A5 2.164%, 12/15/39 (l)	74,939	72,894
SLM Private Education Loan Trust,
Series 2011-C A2A 4.990%, 10/17/44 (l)§	8,239	8,267
SLM Student Loan Trust,
Series 2005-7 A4 2.090%, 10/25/29 (l)	345,420	342,035
SMB Private Education Loan Trust,
Series 2015-B B 3.500%, 12/17/40§	100,000	100,785
SoFi Professional Loan Program LLC,
Series 2016-D A1 2.742%, 1/25/39 (l)§	113,657	114,161
Series 2017-F BFX 3.620%, 1/25/41§	1,000,000	1,025,300
SoFi Professional Loan Program Trust,
Series 2018-B A1FX 2.640%, 8/25/47§	192,418	192,772
Sound Point CLO XXI Ltd.,
Series 2018-3A A1A 3.116%, 10/26/31 (l)§	500,000	496,784
Sounds Point CLO IV-R Ltd.,
Series 2013-3RA A 3.153%, 4/18/31 (l)§	500,000	495,215
Staniford Street CLO Ltd.,
Series 2014-1A AR 3.074%, 6/15/25 (l)§	74,591	74,745
Steele Creek CLO Ltd.,
Series 2014-1RA A 3.036%, 4/21/31 (l)§	500,000	496,157
Sudbury Mill CLO Ltd.,
Series 2013-1A A1R 3.152%, 1/17/26 (l)§	242,908	243,432
Series 2013-1A A2R 3.172%, 1/17/26 (l)§	242,908	242,292
Symphony CLO XVII Ltd.,
Series 2016-17A AR 2.881%, 4/15/28 (l)§	600,000	600,003
Telos CLO Ltd.,
Series 2014-5A A1R 2.952%, 4/17/28 (l)§	600,000	598,019
Textainer Marine Containers VII Ltd.,
Series 2019-1A A 3.960%, 4/20/44§	710,000	716,660
TICP CLO II-2 Ltd.,
Series 2018-IIA A1 2.806%, 4/20/28 (l)§	600,000	595,954
TICP CLO III-2 Ltd.,
Series 2018-3R A 2.806%, 4/20/28 (l)§	400,000	398,846
TRTX Issuer Ltd.,
Series 2019-FL3 AS 3.190%, 9/15/34 (l)§	250,000	249,843
Turkish Airlines Pass-Through Trust,
Series 2015-1 A 4.200%, 3/15/27§	646,723	602,928
Union Pacific Railroad Co. Pass-Through Trust,
Series 2014-1 3.227%, 5/14/26	72,036	73,816
United Airlines Pass-Through Trust,
Series 2015-1 AA 3.450%, 12/1/27	12,461	12,983
Series 2016-2 AA 2.875%, 10/7/28	17,886	18,136
Series 2016-2 B 3.650%, 10/7/25	4,144	4,183
Series 2019-1 AA 4.150%, 8/25/31	453,917	489,922
United States Small Business Administration,
Series 2004-20A 1 4.930%, 1/1/24	8,121	8,427
Series 2004-20C 1 4.340%, 3/1/24	113,828	116,707
Series 2005-20B 1 4.625%, 2/1/25	11,213	11,623
Series 2008-20G 1 5.870%, 7/1/28	147,166	159,327
US Airways Pass-Through Trust,
Series 2013-1 B 5.375%, 11/15/21	7,899	8,210
Vantage Data Centers Issuer LLC,
Series 2019-1A A2 3.188%, 7/15/44§	747,500	752,216
Venture XII CLO Ltd.,
Series 2012-12A ARR 2.714%, 2/28/26 (l)§	466,262	465,991
Venture XVI CLO Ltd.,
Series 2014-16A ARR 2.851%, 1/15/28 (l)§	600,000	598,918
Venture XVII CLO Ltd.,
Series 2014-17A ARR 2.881%, 4/15/27 (l)§	500,000	498,230
Vericrest Opportunity Loan Trust,
Series 2019-NPL3 A1 3.967%, 3/25/49 (e)§	2,753,109	2,766,577
Vibrant Clo X Ltd.,
Series 2018-10A A1 3.166%, 10/20/31 (l)§	500,000	495,571
VOLT LXXII LLC,
Series 2018-NPL8 A1A 4.213%, 10/26/48 (e)§	1,262,014	1,269,590
VOLT LXXXIII LLC,
Series 2019-NPL9 A1A 3.327%, 11/26/49 (e)§	948,977	948,976
Wellfleet CLO Ltd.,
Series 2017-2A A1 3.216%, 10/20/29 (l)§	500,000	499,830
WhiteHorse X Ltd.,
Series 2015-10A A1R 2.932%, 4/17/27 (l)§	384,509	384,511

See Notes to Financial Statements.

1592

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
World Omni Auto Receivables Trust,
Series 2018-B A2 2.570%, 7/15/21		$63,985	$64,008

Total Asset-Backed Securities			67,127,409

Collateralized Mortgage Obligations (11.6%)
Alternative Loan Trust,
Series 2006-OA22 A1 1.952%, 2/25/47 (l)		45,957	44,586
Series 2006-OA6 1A2 2.002%, 7/25/46 (l)		27,664	26,373
Series 2007-OH1 A1D 2.002%, 4/25/47 (l)		52,869	45,697
American Home Mortgage Investment Trust,
Series 2004-3 5A 3.480%, 10/25/34 (l)		811	810
Series 2006-1 2A1 3.657%, 12/25/35 (l)		2,863,242	1,216,318
Bear Stearns ALT-A Trust,
Series 2006-4 31A1 4.038%, 7/25/36 (l)		1,902,313	1,854,131
Bear Stearns ARM Trust,
Series 2004-8 11A2 4.665%, 11/25/34 (l)		335,677	328,099
Series 2005-1 2A1 4.242%, 3/25/35 (l)		181,595	184,958
Chase Mortgage Finance Trust,
Series 2007-S3 1A12 6.000%, 5/25/37		2,123,871	1,628,694
CHL Mortgage Pass-Through Trust,
Series 2005-17 1A6 5.500%, 9/25/35		892,504	892,672
Series 2005-24 A1 5.500%, 11/25/35		572,533	515,603
Citigroup Mortgage Loan Trust,
Series 2018-C A1 4.125%, 3/25/59 (e)§		1,878,721	1,897,698
Series 2019-B A1 3.258%, 4/25/66 (l)§		1,926,587	1,928,848
CitiMortgage Alternative Loan Trust,
Series 2006-A4 1A8 6.000%, 9/25/36		2,077,087	1,981,347
CSMC Trust,
Series 2011-17R 1A2 5.750%, 2/27/37§		1,603,412	1,716,011
Series 2014-WIN1 2A4 3.000%, 9/25/44 (l)§		513,557	513,632
Series 2015-1 A1 2.500%, 1/25/45 (l)§		1,110,218	1,073,233
Eurohome UK Mortgages plc,
Series 2007-1 A 0.948%, 6/15/44 (l)(m)	GBP	333,737	428,661
EuroMASTR plc,
Series 2007-1V A2 0.998%, 6/15/40 (l)(m)		219,494	278,275
Eurosail-UK plc,
Series 2007-4X A3 1.729%, 6/13/45 (l)(m)		609,896	802,701
FHLMC,
Series 2708 ZD 5.500%, 11/15/33		$1,432,061	1,577,482
Series 4116 AP 1.350%, 8/15/42		2,617,489	2,514,788
Series 4316 BZ 3.000%, 3/15/44		4,835,225	4,860,031
Series 4430 NZ 3.000%, 1/15/45		2,317,440	2,326,608
Series 4438 B 3.000%, 10/15/43		1,140,991	1,166,132
Series 4440 ZD 2.500%, 2/15/45		6,769,770	6,485,272
Series 4499 AB 3.000%, 6/15/42		1,672,604	1,708,321
Series 4610 KA 2.500%, 5/15/39		2,606,072	2,630,329
Series 4624 GA 2.500%, 4/15/40		1,303,864	1,313,119
Series 4750 PA 3.000%, 7/15/46		3,118,001	3,161,666
Series 4791 JT 3.000%, 5/15/48		3,677,594	3,742,766
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA3 A8 6.000%, 6/25/37		985,687	687,186
FNMA,
Series 2012-103 ZP 3.000%, 9/25/42		934,377	930,819
Series 2012-150 KA 1.750%, 1/25/43		3,685,129	3,633,296
Series 2013-123 PZ 2.700%, 3/25/43		4,762,492	4,764,890
Series 2015-11 A 3.000%, 5/25/34		1,643,783	1,698,473
Series 2016-72 PA 3.000%, 7/25/46		2,819,800	2,874,486
Series 2016-81 PA 3.000%, 2/25/44		2,045,398	2,087,343
Series 2017-4 CH 3.000%, 6/25/42		2,530,066	2,560,669
Series 2017-79 VB 3.000%, 1/25/38		3,600,000	3,620,421
GCAT Trust,
Series 2019-NQM3 M1 3.450%, 11/25/59 (l)§		500,000	496,406
GMACM Mortgage Loan Trust,
Series 2005-AF2 A1 6.000%, 12/25/35		809,219	790,953
GNMA,
Series 2013-116 LS 4.385%, 8/20/43IO IO (l)		2,076,281	385,507
Series 2013-26 MS 4.485%, 2/20/43IO IO (l)		1,981,146	376,088
Series 2014-20 TS 4.335%, 2/20/44IO IO (l)		1,959,150	366,503
Series 2015-H15 FC 2.354%, 6/20/65 (l)		348,896	348,089
Series 2015-H16 FM 2.374%, 7/20/65 (l)		561,229	560,357
Series 2015-H18 FB 2.374%, 7/20/65 (l)		325,343	324,867
Series 2015-H19 FK 2.374%, 8/20/65 (l)		643,094	642,141

See Notes to Financial Statements.

1593

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Series 2015-H20 FB 2.374%, 8/20/65 (l)		$371,799	$371,242
Series 2015-H20 FC 2.394%, 8/20/65 (l)		1,477,591	1,476,431
Series 2015-H22 FC 2.374%, 9/20/65 (l)		718,074	716,948
Series 2015-H29 FA 2.474%, 10/20/65 (l)		32,600	32,645
Series 2016-H11 F 2.574%, 5/20/66 (l)		412,245	414,655
Series 2016-H14 FA 2.574%, 6/20/66 (l)		426,904	429,429
Series 2016-H15 FA 2.574%, 7/20/66 (l)		496,041	498,826
Series 2016-H19 FE 2.144%, 6/20/61 (l)		2,533	2,532
Great Hall Mortgages No. 1 plc,
Series 2007-2X AC 2.028%, 6/18/39 (l)(m)		480,227	467,560
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 4.269%, 9/25/35 (l)		49,592	50,833
Series 2006-AR2 2A1 3.938%, 4/25/36 (l)		64,748	57,214
HarborView Mortgage Loan Trust,
Series 2004-10 3A1A 3.936%, 1/19/35 (l)		212,520	215,893
Hawksmoor Mortgages,
Series 2019-1A A 1.761%, 5/25/53 (l)§	GBP	2,012,511	2,671,799
Impac CMB Trust,
Series 2003-8 2A1 2.692%, 10/25/33 (l)		$1,458	1,469
IndyMac IMSC Mortgage Loan Trust,
Series 2007-AR1 2A1 3.630%, 6/25/37 (l)		1,094,439	920,540
IndyMac INDX Mortgage Loan Trust,
Series 2007-FLX1 A4 2.062%, 2/25/37 (l)		1,534,297	1,123,014
JP Morgan Alternative Loan Trust,
Series 2008-R2 A1 6.000%, 11/25/36§		1,579,741	1,264,110
JP Morgan Mortgage Trust,
Series 2005-S3 1A2 5.750%, 1/25/36		965,550	732,832
Series 2006-A3 6A1 4.161%, 8/25/34 (l)		34,670	34,881
Series 2007-A1 3A3 4.492%, 7/25/35 (l)		44,489	45,831
Series 2017-3 1A6 3.000%, 8/25/47 (l)§		234,604	236,280
Kensington Mortgage Securities plc,
Series 2007-1X A3C 2.064%, 6/14/40 (l)(m)		244,280	237,928
Ludgate Funding plc,
Series 2007-1 A2A 0.920%, 1/1/61 (l)(m)	GBP	117,162	145,823
Series 2008-W1X A1 1.358%, 1/1/61 (l)(m)		304,099	390,608
MASTR Alternative Loan Trust,
Series 2005-2 5A1 6.500%, 12/25/34		$68,817	71,917
Merrill Lynch Mortgage Investors Trust MLMI,
Series 2003-A1 3A 3.407%, 12/25/32 (l)		10,818	10,620
Mortgage Loan Resecuritization Trust,
Series 2009-RS1 A85 2.049%, 4/16/36 (l)§		368,122	322,899
MortgageIT Trust,
Series 2005-4 A1 2.072%, 10/25/35 (l)		282,823	282,980
New Residential Mortgage Loan Trust,
Series 2015-1A A1 3.750%, 5/28/52 (l)§		580,963	600,025
Nomura Asset Acceptance Corp. Alternative Loan Trust,
Series 2006-AP1 A2 5.515%, 1/25/36 (l)		3,764,178	1,841,740
Series 2006-AP1 A5 5.559%, 1/25/36 (e)		2,829,756	1,385,080
Nomura Resecuritization Trust,
Series 2014-7R 2A3 1.908%, 12/26/35 (l)§		174,609	173,901
PRPM LLC,
Series 2019-1A A1 4.500%, 1/25/24 (e)§		1,474,925	1,478,689
Series 2019-GS1 A1 3.500%, 10/25/24 (l)§		1,164,877	1,163,962
RBSSP Resecuritization Trust,
Series 2009-12 18A1 3.646%, 12/25/35 (l)§		65,638	65,992
Reperforming Loan REMIC Trust,
Series 2005-R2 1AF1 2.132%, 6/25/35 (l)§		58,919	56,702
Series 2006-R1 AF1 2.132%, 1/25/36 (l)§		201,277	196,581
Residential Asset Securitization Trust,
Series 2006-A9CB A7 6.000%, 9/25/36		4,276,475	2,524,057
Resloc UK plc,
Series 2007-1X A3B 0.958%, 12/15/43 (l)(m)	GBP	123,838	156,141
RFMSI Trust,
Series 2006-SA2 3A1 5.298%, 8/25/36 (l)		$725,373	698,146
Sequoia Mortgage Trust,
Series 10 2A1 2.525%, 10/20/27 (l)		1,883	1,831
Series 2003-4 2A1 2.115%, 7/20/33 (l)		13,051	12,833
Series 6 A 2.404%, 4/19/27 (l)		134,451	132,653
Shellpoint Co-Originator Trust,
Series 2017-1 A4 3.500%, 4/25/47 (l)§		1,946,957	1,976,313
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-4 2A 4.025%, 4/25/34 (l)		309,223	315,672
Series 2005-19XS 2A1 2.092%, 10/25/35 (l)		271,449	273,073
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1 2.014%, 7/19/35 (l)		40,139	39,837

See Notes to Financial Statements.

1594

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Towd Point Mortgage Funding,
Series 2019-A13A A1 1.610%, 7/20/45 (l)§	GBP	1,000,000	$1,320,720
Trinity Square plc,
Series 2015-1A A 1.935%, 7/15/51 (l)§		146,154	194,464
Uropa Securities plc,
Series 2007-1 A3A 0.974%, 10/10/40 (l)(m)		730,687	915,915

Total Collateralized Mortgage Obligations			104,745,421

Commercial Mortgage-Backed Securities (3.8%)
1211 Avenue of the Americas Trust,
Series 2015-1211 D 4.142%, 8/10/35 (l)§		$100,000	104,524
20 Times Square Trust,
Series 2018-20TS F 3.100%, 5/15/35 (l)§		112,000	108,243
Series 2018-20TS G 3.100%, 5/15/35 (l)§		112,000	106,028
245 Park Avenue Trust,
Series 2017-245P XA 0.149%, 6/5/37 IO (l)§		1,000,000	13,143
280 Park Avenue Mortgage Trust,
Series 2017-280P D 3.276%, 9/15/34 (l)§		200,000	200,000
Americold 2010 LLC,
Series 2010-ARTA C 6.811%, 1/14/29§		100,000	102,482
AOA Mortgage Trust,
Series 2015-1177 C 3.010%, 12/13/29 (l)§		100,000	100,540
Ashford Hospitality Trust,
Series 2018-ASHF D 3.840%, 4/15/35 (l)§		16,000	15,960
Series 2018-KEYS A 2.740%, 5/15/35 (l)§		600,000	598,876
Atrium Hotel Portfolio Trust,
Series 2017-ATRM D 3.690%, 12/15/36 (l)§		290,000	289,558
Series 2017-ATRM E 4.790%, 12/15/36 (l)§		224,000	223,868
Aventura Mall Trust,
Series 2013-AVM D 3.743%, 12/5/32 (l)§		100,000	100,567
BAMLL Commercial Mortgage Securities Trust,
Series 2016-ISQ C 3.606%, 8/14/34 (l)§		100,000	102,055
Series 2017-SCH CL 3.240%, 11/15/32 (l)§		100,000	99,542
Series 2017-SCH DL 3.740%, 11/15/32 (l)§		100,000	99,098
Series 2018-DSNY D 3.440%, 9/15/34 (l)§		200,000	200,313
Banc of America Commercial Mortgage Trust,
Series 2017-BNK3 XB 0.629%, 2/15/50 IO (l)		1,000,000	40,584
Bancorp Commercial Mortgage Trust,
Series 2019-CRE5 A 2.740%, 3/15/36 (l)§		226,024	226,024
Series 2019-CRE5 B 3.240%, 3/15/36 (l)§		234,000	234,000
BANK,
Series 2017-BNK6 XA 0.857%, 7/15/60 IO (l)		3,530,063	170,228
Series 2018-BN10 XA 0.740%, 2/15/61 IO (l)		3,734,018	187,832
Series 2019-BN19 AS 3.446%, 8/15/61		249,000	260,109
Series 2019-BN20 XA 0.842%, 9/15/62 IO (l)		159,838	10,763
Series 2019-BN20 XB 0.363%, 9/15/62 IO (l)		530,000	17,087
Series 2019-BN24 A3 2.960%, 11/15/62		13,000	13,335
BBCCRE Trust,
Series 2015-GTP A 3.966%, 8/10/33§		900,000	959,150
BBCMS Mortgage Trust,
Series 2017-DELC C 2.940%, 8/15/36 (l)§		53,000	52,735
Series 2017-DELC D 3.440%, 8/15/36 (l)§		60,000	60,019
Series 2017-DELC E 4.240%, 8/15/36 (l)§		122,000	122,076
Series 2017-DELC F 5.240%, 8/15/36 (l)§		121,000	120,925
Series 2018-TALL A 2.462%, 3/15/37 (l)§		15,000	14,925
Series 2018-TALL D 3.188%, 3/15/37 (l)§		40,000	39,850
Series 2019-BWAY D 3.900%, 11/25/34 (l)§		30,000	29,850
BBCMS Trust,
Series 2015-SRCH A1 3.312%, 8/10/35§		100,000	102,918
Series 2015-SRCH XA 0.957%, 8/10/35 IO (l)§		1,000,000	57,180
Series 2018-CBM A 2.740%, 7/15/37 (l)§		223,000	223,010
BB-UBS Trust,
Series 2012-SHOW XA 0.596%, 11/5/36 IO (l)§		2,277,000	64,411
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PWR7 B 5.214%, 2/11/41 (l)		44,024	44,019
Series 2007-T26 AM 5.450%, 1/12/45 (l)		10,093	10,099
Benchmark Mortgage Trust,
Series 2018-B3 A5 4.025%, 4/10/51		40,000	44,125
Series 2018-B3 D 3.057%, 4/10/51 (l)§		10,000	9,152
Series 2019-B10 3CCA 3.899%, 3/15/62 (l)§		60,000	61,235
Series 2019-B13 XA 1.269%, 8/15/57 IO (l)		917,487	76,984
Series 2019-B9 XA 1.047%, 3/15/52 IO (l)		997,853	78,804
BHMS Mortgage Trust,
Series 2018-ATLS A 2.990%, 7/15/35 (l)§		223,000	222,582

See Notes to Financial Statements.

1595

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
BWAY Mortgage Trust,
Series 2013-1515 A2 3.454%, 3/10/33§	$200,000	$208,313
Series 2013-1515 C 3.446%, 3/10/33§	100,000	101,456
BX Trust,
Series 2017-APPL D 3.790%, 7/15/34 (l)§	72,250	72,227
Series 2017-APPL E 4.890%, 7/15/34 (l)§	111,350	111,315
Series 2017-SLCT D 3.790%, 7/15/34 (l)§	68,000	67,957
Series 2017-SLCT E 4.890%, 7/15/34 (l)§	113,900	113,828
Series 2018-GW A 2.540%, 5/15/35 (l)§	112,000	111,370
Series 2018-GW D 3.510%, 5/15/35 (l)§	112,000	112,143
Series 2019-OC11 A 3.202%, 12/9/41§	20,000	20,528
Series 2019-OC11 D 4.075%, 12/9/41§	126,000	127,650
Series 2019-OC11 E 4.075%, 12/9/41§	340,000	328,739
BXP Trust,
Series 2017-CC D 3.552%, 8/13/37 (l)§	30,000	30,431
Series 2017-GM D 3.425%, 6/13/39 (l)§	80,000	80,688
CAMB Commercial Mortgage Trust,
Series 2019-LIFE D 3.490%, 12/15/37 (l)§	100,000	100,282
CCRESG Commercial Mortgage Trust,
Series 2016-HEAT D 5.488%, 4/10/29 (l)§	10,000	10,191
CD Mortgage Trust,
Series 2006-CD3 AM 5.648%, 10/15/48	69,055	70,455
Series 2017-CD3 A4 3.631%, 2/10/50	10,000	10,705
Series 2017-CD4 A4 3.514%, 5/10/50 (l)	10,000	10,636
CFCRE Commercial Mortgage Trust,
Series 2016-C3 A3 3.865%, 1/10/48	10,000	10,733
Series 2016-C4 XA 1.708%, 5/10/58 IO (l)	680,372	57,219
Series 2016-C4 XB 0.726%, 5/10/58 IO (l)	110,000	4,682
Series 2018-TAN C 5.295%, 2/15/33§	100,000	105,369
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC A 2.530%, 7/15/32 (l)§	91,354	91,268
Series 2017-BIOC D 3.340%, 7/15/32 (l)§	91,354	91,326
CHC Commercial Mortgage Trust,
Series 2019-CHC B 3.240%, 6/15/34 (l)§	102,000	102,000
CHT Mortgage Trust,
Series 2017-CSMO E 4.740%, 11/15/36 (l)§	144,000	144,137
Series 2017-CSMO F 5.481%, 11/15/36 (l)§	77,000	77,097
Citigroup Commercial Mortgage Trust,
Series 2015-GC27 B 3.772%, 2/10/48	300,000	311,482
Series 2016-P3 C 4.834%, 4/15/49 (l)	30,000	32,645
Series 2016-P4 A4 2.902%, 7/10/49	175,000	179,445
Series 2016-P6 A5 3.720%, 12/10/49 (l)	160,000	172,169
Series 2017-C4 A4 3.471%, 10/12/50	20,000	21,273
Series 2019-C7 A4 3.102%, 12/15/72	97,000	100,359
Series 2019-SST2 D 3.340%, 12/15/36 (l)§	453,000	453,359
Commercial Mortgage Trust,
Series 2012-CR4 AM 3.251%, 10/15/45	20,000	20,037
Series 2013-CR6 XA 1.048%, 3/10/46 IO (l)	627,993	15,252
Series 2013-GAM E 3.417%, 2/10/28 (l)§	100,000	97,125
Series 2014-CR14 A4 4.236%, 2/10/47 (l)	50,000	53,529
Series 2014-CR16 A4 4.051%, 4/10/47	108,000	114,888
Series 2014-CR17 A5 3.977%, 5/10/47	43,000	45,769
Series 2014-CR18 A4 3.550%, 7/15/47	9,940	10,313
Series 2014-CR19 A5 3.796%, 8/10/47	50,000	53,029
Series 2014-LC15 A4 4.006%, 4/10/47	40,000	42,590
Series 2014-UBS4 C 4.609%, 8/10/47 (l)	31,000	32,003
Series 2015-3BP B 3.238%, 2/10/35 (l)§	300,000	307,541
Series 2015-3BP XA 0.060%, 2/10/35 IO (l)§	1,287,000	6,154
Series 2015-CR22 C 4.125%, 3/10/48 (l)	300,000	314,639
Series 2015-CR22 XA 0.944%, 3/10/48 IO (l)	3,369,085	118,255
Series 2015-CR24 A5 3.696%, 8/10/48	20,000	21,287
Series 2015-CR25 A4 3.759%, 8/10/48	10,000	10,672
Series 2015-CR26 ASB 3.373%, 10/10/48	2,000,000	2,069,188
Series 2015-DC1 XA 1.102%, 2/10/48 IO (l)	3,099,669	120,050
Series 2015-LC19 A4 3.183%, 2/10/48	25,000	25,936
Series 2015-LC19 D 2.867%, 2/10/48§	30,000	28,381
Series 2015-LC23 A4 3.774%, 10/10/48	20,000	21,362
Series 2016-COR1 ASB 2.972%, 10/10/49	1,000,000	1,022,683

See Notes to Financial Statements.

1596

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Series 2017-COR2 D 3.000%, 9/10/50§	$330,000	$307,901
Series 2018-COR3 XD 1.750%, 5/10/51 IO (l)§	50,000	5,982
Credit Suisse Commercial Mortagage Securities,
Series 2018-TOP A 2.740%, 8/15/35 (l)§	220,000	219,724
CSAIL Commercial Mortgage Trust,
Series 2015-C1 C 4.272%, 4/15/50 (l)	300,000	313,590
Series 2015-C1 XA 0.841%, 4/15/50 IO (l)	4,031,903	143,871
Series 2015-C2 A4 3.504%, 6/15/57	10,000	10,472
Series 2017-CX10 XB 0.135%, 11/15/50 IO (l)	1,000,000	15,994
Series 2018-CX12 A4 4.224%, 8/15/51 (l)	20,000	22,206
Series 2019-C16 A3 3.329%, 6/15/52	40,000	42,019
Series 2019-C16 C 4.237%, 6/15/52 (l)	50,000	52,305
Series 2019-C16 XA 1.571%, 6/15/52 IO (l)	997,868	118,881
Series 2019-C17 C 3.934%, 9/15/52	45,000	46,238
Series 2019-C17 D 2.500%, 9/15/52§	30,000	25,302
Series 2019-C17 XA 1.370%, 9/15/52 IO (l)	1,058,956	107,675
Series 2019-C17 XB 0.560%, 9/15/52 IO (l)	1,000,000	48,276
CSMC Trust,
Series 2017-PFHP A 2.690%, 12/15/30 (l)§	50,000	49,937
Series 2017-TIME A 3.646%, 11/13/39§	100,000	104,959
DBGS Mortgage Trust,
Series 2018-BIOD A 2.543%, 5/15/35 (l)§	206,975	206,600
Series 2019-1735 X 0.291%, 4/10/37 IO (l)§	1,365,000	36,562
DBJPM Mortgage Trust,
Series 2016-C1 A4 3.276%, 5/10/49	20,000	20,867
Series 2017-C6 XD 1.000%, 6/10/50 IO (l)	300,000	18,058
DBUBS Mortgage Trust,
Series 2011-LC1A E 5.702%, 11/10/46 (l)§	100,000	102,801
Series 2011-LC3A PM2 5.098%, 5/10/44 (l)§	217,000	220,309
Series 2017-BRBK A 3.452%, 10/10/34§	60,000	62,560
Series 2017-BRBK D 3.530%, 10/10/34 (l)§	100,000	101,763
Exantas Capital Corp. Ltd.,
Series 2019-RSO7 A 2.737%, 4/15/36 (l)§	239,919	239,844
FHLMC Multifamily Structured Pass-Through Certificates,
Series K034 A2 3.531%, 7/25/23 (l)	20,000	20,978
Series K040 A2 3.241%, 9/25/24	20,000	20,986
Series K053 A2 2.995%, 12/25/25	188,000	196,018
Series K061 A2 3.347%, 11/25/26 (l)	50,000	53,263
Series K062 A2 3.413%, 12/25/26	29,565	31,622
Series K072 A2 3.444%, 12/25/27	10,000	10,740
Series K076 A2 3.900%, 4/25/28	30,000	33,149
Series K722 X1 1.308%, 3/25/23 IO (l)	2,644,554	86,879
Series KL4F A2AS 3.683%, 10/25/25 (l)	24,000	25,430
FREMF Mortgage Trust,
Series 2016-K54 B 4.051%, 4/25/48 (l)§	20,000	20,971
Series 2017-K64 B 3.981%, 5/25/50 (l)§	36,667	38,757
Series 2018-K77 B 4.160%, 5/25/51 (l)§	10,000	10,587
Series 2018-K80 B 4.229%, 8/25/50 (l)§	20,000	21,366
Series 2019-K103 B 3.572%, 12/25/51 (l)§	14,000	13,820
FRESB Mortgage Trust,
Series 2018-SB52 A10F 3.480%, 6/25/28 (l)	29,045	30,285
Series 2018-SB53 A10F 3.660%, 6/25/28 (l)	23,148	24,309
GNMA,
Series 2012-23 0.351%, 6/16/53 IO (l)	48,354	575
Series 2013-191 0.731%, 11/16/53 IO (l)	46,374	1,225
Series 2013-30 0.795%, 9/16/53 IO (l)	176,443	6,533
Series 2013-63 0.794%, 9/16/51 IO (l)	242,689	12,161
Series 2015-22 0.699%, 3/16/55 IO (l)	151,234	6,511
Series 2015-97 VA 2.250%, 12/16/38	16,030	15,999
Series 2016-128 0.952%, 9/16/56 IO (l)	126,668	8,852
Series 2016-158 VA 2.000%, 3/16/35	85,844	83,055
Series 2016-26 0.940%, 2/16/58 IO (l)	462,454	29,874
Series 2016-96 0.976%, 12/16/57 IO (l)	164,058	11,591
Series 2016-97 1.039%, 7/16/56 IO (l)	142,603	10,169
GPMT Ltd.,
Series 2018-FL1 A 2.665%, 11/21/35 (l)§	88,771	88,745
Great Wolf Trust,
Series 2019-WOLF E 4.454%, 12/15/29 (l)§	254,000	253,604

See Notes to Financial Statements.

1597

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Series 2019-WOLF F 4.853%, 12/15/29 (l)§	$254,000	$253,605
GS Mortgage Securities Corp. II,
Series 2005-ROCK A 5.366%, 5/3/32§	50,000	56,475
GS Mortgage Securities Corp. Trust,
Series 2016-RENT A 3.203%, 2/10/29§	500,000	502,826
Series 2017-500K D 3.040%, 7/15/32 (l)§	20,000	19,975
Series 2017-GPTX A 2.856%, 5/10/34§	100,000	99,746
Series 2018-TWR A 2.640%, 7/15/31 (l)§	110,000	109,599
Series 2018-TWR D 3.340%, 7/15/31 (l)§	110,000	109,851
Series 2019-BOCA A 2.940%, 6/15/38 (l)§	100,000	99,968
Series 2019-SOHO E 3.614%, 6/15/36 (l)§	246,000	245,483
GS Mortgage Securities Trust,
Series 2014-GC20 B 4.529%, 4/10/47 (l)	30,000	31,521
Series 2015-GC28 B 3.980%, 2/10/48	10,000	10,403
Series 2015-GC28 XA 1.062%, 2/10/48 IO (l)	3,390,569	123,382
Series 2015-GC32 C 4.410%, 7/10/48 (l)	60,000	63,773
Series 2015-GS1 A3 3.734%, 11/10/48	10,000	10,686
Series 2015-GS1 XA 0.785%, 11/10/48 IO (l)	1,929,195	76,206
Series 2016-GS3 XA 1.251%, 10/10/49 IO (l)	335,238	20,961
Series 2017-GS6 A3 3.433%, 5/10/50	20,000	21,125
Series 2017-GS7 A4 3.430%, 8/10/50	24,000	25,402
Series 2017-GS7 D 3.000%, 8/10/50§	10,000	9,438
Series 2017-GS7 E 3.000%, 8/10/50§	10,000	9,229
Series 2017-GS7 XA 1.130%, 8/10/50 IO (l)	2,507,111	167,945
Series 2019-GSA1 C 3.806%, 11/10/52	10,000	9,983
Series 2019-GSA1 XA 0.835%, 11/10/52 IO (l)	199,949	13,606
HMH Trust,
Series 2017-NSS A 3.062%, 7/5/31§	110,000	111,254
Hospitality Mortgage Trust,
Series 2019-HIT F 4.890%, 11/15/36 (l)§	229,139	229,983
IMT Trust,
Series 2017-APTS AFX 3.478%, 6/15/34§	100,000	103,685
Series 2017-APTS BFL 2.690%, 6/15/34 (l)§	154,000	153,572
Series 2017-APTS CFL 2.840%, 6/15/34 (l)§	154,000	153,668
Series 2017-APTS DFX 3.497%, 6/15/34 (l)§	100,000	99,938
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2017-FL10 B 2.740%, 6/15/32 (l)§	24,179	24,150
Series 2017-FL10 C 2.990%, 6/15/32 (l)§	39,000	38,758
Series 2017-FL10 D 3.640%, 6/15/32 (l)§	126,000	125,689
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX A4FL 3.037%, 6/15/45 (l)§	96,435	97,251
Series 2014-C20 A5 3.805%, 7/15/47	30,000	31,803
Series 2015-JP1 A5 3.914%, 1/15/49	10,000	10,784
Series 2015-JP1 C 4.735%, 1/15/49 (l)	100,000	105,490
Series 2015-UES C 3.621%, 9/5/32 (l)§	100,000	100,385
Series 2016-JP3 XC 0.750%, 8/15/49 IO (l)§	240,000	10,498
Series 2018-LAQ A 2.740%, 6/15/32 (l)§	559,810	559,458
Series 2018-WPT EFX 5.542%, 7/5/33§	120,000	126,835
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21 A5 3.775%, 8/15/47	50,000	53,012
Series 2014-C22 A4 3.801%, 9/15/47	10,000	10,621
Series 2014-C25 XA 0.858%, 11/15/47 IO (l)	3,319,808	114,435
Series 2015-C27 D 3.814%, 2/15/48 (l)§	300,000	292,584
Series 2015-C32 XA 1.359%, 11/15/48 IO (l)	2,238,712	80,287
Series 2015-C33 C 4.617%, 12/15/48 (l)	221,000	231,649
Series 2015-C33 D1 4.117%, 12/15/48 (l)§	200,000	199,739
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP6 A5 3.490%, 7/15/50	20,000	21,188
Series 2017-JP7 B 4.050%, 9/15/50	10,000	10,575
Series 2019-COR5 C 3.750%, 6/13/52	16,000	16,072
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2 XA 1.673%, 6/15/49 IO (l)	1,775,962	116,895
Series 2016-C4 XC 0.750%, 12/15/49 IO (l)§	1,800,000	78,897
Series 2017-C5 A5 3.694%, 3/15/50	30,000	32,206
Series 2018-C8 A4 4.211%, 6/15/51	10,000	11,163
LCCM,
Series 2017-LC26 C 4.706%, 7/12/50§	300,000	315,532

See Notes to Financial Statements.

1598

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
LSTAR Commercial Mortgage Trust,
Series 2017-5 X 1.084%, 3/10/50 IO (l)§	$3,025,750	$119,481
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C16 A5 3.892%, 6/15/47	70,000	74,063
Series 2015-C20 ASB 3.069%, 2/15/48	1,000,000	1,018,464
Series 2015-C20 B 4.160%, 2/15/48	150,000	158,214
Series 2015-C20 C 4.462%, 2/15/48 (l)	150,000	157,695
Series 2015-C20 XA 1.311%, 2/15/48 IO (l)	2,718,272	132,095
Series 2015-C23 A4 3.719%, 7/15/50	15,000	15,925
Series 2015-C23 D 4.130%, 7/15/50 (l)§	42,000	41,920
Series 2015-C25 C 4.527%, 10/15/48 (l)	70,000	75,132
Series 2015-C26 A5 3.531%, 10/15/48	10,000	10,537
Series 2015-C27 ASB 3.557%, 12/15/47	500,000	519,058
Series 2016-C31 A5 3.102%, 11/15/49	30,000	30,964
Series 2016-C31 ASB 2.952%, 11/15/49	1,000,000	1,026,378
Series 2016-C31 C 4.314%, 11/15/49 (l)	215,000	223,695
Series 2016-C32 A4 3.720%, 12/15/49	166,000	177,704
Series 2017-C33 C 4.558%, 5/15/50 (l)	40,000	42,217
Morgan Stanley Capital Barclays Bank Trust,
Series 2016-MART B 2.480%, 9/13/31§	250,000	249,323
Morgan Stanley Capital I Trust,
Series 2007-T27 AJ 5.945%, 6/11/42 (l)	20,860	21,962
Series 2014-CPT B 3.445%, 7/13/29 (l)§	500,000	508,794
Series 2014-CPT E 3.445%, 7/13/29 (l)§	100,000	101,729
Series 2017-H1 D 2.546%, 6/15/50§	210,000	188,889
Series 2017-H1 XD 2.200%, 6/15/50 IO (l)§	300,000	41,366
Series 2017-HR2 D 2.730%, 12/15/50	210,000	189,201
Series 2018-H3 C 4.851%, 7/15/51 (l)	30,000	32,852
Series 2018-H3 D 3.000%, 7/15/51§	30,000	27,538
Series 2018-SUN A 2.640%, 7/15/35 (l)§	223,000	222,303
Series 2019-AGLN D 3.490%, 3/15/34 (l)§	120,000	120,000
Series 2019-H6 A4 3.417%, 6/15/52	30,000	31,707
Series 2019-H6 XB 0.719%, 6/15/52 IO (l)	1,000,000	60,606
Series 2019-L2 XA 1.030%, 3/15/52 IO (l)	2,917,488	230,882
Series 2019-L3 XA 0.645%, 11/15/29 IO (l)	4,541,401	243,026
MRCD 2019-MARK Mortgage Trust,
Series 2019-PARK G 2.718%, 12/15/36§	465,000	422,396
Natixis Commercial Mortgage Securities Trust,
Series 2018-FL1 A 2.715%, 6/15/35 (l)§	213,087	212,288
Series 2019-10K D 4.135%, 5/15/39 (l)§	100,000	104,096
Olympic Tower Mortgage Trust,
Series 2017-OT XA 0.379%, 5/10/39 IO (l)§	1,000,000	26,779
One Market Plaza Trust,
Series 2017-1MKT XCP 0.090%, 2/10/32 IO (l)§	1,000,000	3,049
Series 2017-1MKT XNCP 0.000%, 2/10/32 IO (l)§	200,000	—
Rosslyn Portfolio Trust,
Series 2017-ROSS A 2.690%, 6/15/33 (l)§	108,000	107,933
Series 2017-ROSS B 2.990%, 6/15/33 (l)§	108,000	107,932
SG Commercial Mortgage Securities Trust,
Series 2019-PREZ D 3.593%, 9/15/39 (l)§	30,000	29,877
UBS Commercial Mortgage Trust,
Series 2018-C8 C 4.703%, 2/15/51 (l)	226,000	240,967
Series 2019-C17 XA 1.636%, 10/15/52 IO (l)	998,752	112,779
Series 2019-C18 XA 1.182%, 12/15/52 IO (l)	1,000,000	75,644
Velocity Commercial Capital Loan Trust,
Series 2019-1 A 3.760%, 3/25/49 (l)§	977,134	995,122
VNDO Mortgage Trust,
Series 2013-PENN D 3.947%, 12/13/29 (l)§	100,000	100,793
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18 A5 3.405%, 12/15/47	10,000	10,467
Series 2015-C27 C 3.894%, 2/15/48	300,000	300,998
Series 2015-C27 XA 0.894%, 2/15/48 IO (l)	3,657,894	135,404
Series 2015-C28 A4 3.540%, 5/15/48	10,000	10,559
Series 2015-C30 A4 3.664%, 9/15/58	30,000	31,932
Series 2015-C31 A4 3.695%, 11/15/48	20,000	21,338
Series 2015-NXS1 A5 3.148%, 5/15/48	10,000	10,366
Series 2015-NXS1 XA 1.134%, 5/15/48 IO (l)	2,245,686	99,370
Series 2015-NXS2 A5 3.767%, 7/15/58 (l)	170,000	181,650
Series 2015-NXS2 XA 0.711%, 7/15/58 IO (l)	3,885,049	116,571

See Notes to Financial Statements.

1599

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Series 2015-NXS4 A4 3.718%, 12/15/48	$10,000	$10,679
Series 2015-P2 A4 3.809%, 12/15/48	30,000	32,195
Series 2016-BNK1 XD 1.262%, 8/15/49 IO (l)§	1,000,000	69,831
Series 2016-C33 C 3.896%, 3/15/59	129,000	131,924
Series 2016-C33 XA 1.753%, 3/15/59 IO (l)	1,282,143	96,066
Series 2016-C34 C 5.028%, 6/15/49 (l)	202,000	220,183
Series 2017-C38 XA 1.063%, 7/15/50 IO (l)	2,605,678	157,862
Series 2017-C39 D 4.353%, 9/15/50 (l)§	10,000	10,046
Series 2017-C39 XA 1.130%, 9/15/50 IO (l)	2,487,919	163,404
Series 2017-HSDB A 2.590%, 12/13/31 (l)§	100,000	99,404
Series 2018-C45 C 4.727%, 6/15/51	10,000	10,900
WFRBS Commercial Mortgage Trust,
Series 2011-C3 A3FL 2.687%, 3/15/44 (l)§	421	421
Series 2014-C21 A5 3.678%, 8/15/47	50,000	52,764

Total Commercial Mortgage-Backed Securities		34,392,671

Corporate Bonds (29.5%)
Communication Services (2.0%)
Diversified Telecommunication Services (0.8%)
Altice France SA
7.375%, 5/1/26§	300,000	321,852
AT&T, Inc. 2.800%, 2/17/21	60,000	60,591
3.000%, 2/15/22	80,000	81,629
3.200%, 3/1/22	35,000	35,873
3.800%, 3/15/22	137,000	142,234
3.000%, 6/30/22	242,000	247,711
3.800%, 3/1/24	90,000	95,243
3.550%, 6/1/24	13,000	13,683
3.950%, 1/15/25	50,000	53,743
3.400%, 5/15/25	150,000	156,998
3.600%, 7/15/25	142,000	150,175
3.800%, 2/15/27	192,000	204,575
4.250%, 3/1/27	150,000	164,540
4.100%, 2/15/28	220,000	238,419
4.350%, 3/1/29	591,000	661,274
4.300%, 2/15/30	130,000	143,943
4.500%, 5/15/35	311,000	346,688
5.250%, 3/1/37	20,000	23,894
4.900%, 8/15/37	9,000	10,393
6.000%, 8/15/40	217,000	276,965
5.350%, 9/1/40	1,000	1,199
4.800%, 6/15/44	120,000	136,098
4.750%, 5/15/46	12,000	13,636
5.150%, 11/15/46	38,000	45,464
Deutsche Telekom International Finance BV
2.225%, 1/17/20§	600,000	600,036
1.950%, 9/19/21§	450,000	449,535
3.600%, 1/19/27§	150,000	157,497
Telefonica Emisiones SA
5.462%, 2/16/21	45,000	46,661
Verizon Communications, Inc.
(ICE LIBOR USD 3 Month + 0.55%), 2.449%, 5/22/20(k)	410,000	410,689
4.125%, 3/16/27	629,000	699,165
4.329%, 9/21/28	418,000	474,230
4.500%, 8/10/33	100,000	116,541
4.400%, 11/1/34	67,000	77,730
4.272%, 1/15/36	317,000	358,251
5.250%, 3/16/37	3,000	3,771
4.812%, 3/15/39	5,000	6,040
4.750%, 11/1/41	5,000	6,011

		7,032,977

Entertainment (0.1%)
Activision Blizzard, Inc.
3.400%, 6/15/27	10,000	10,446
NBCUniversal Media LLC
4.375%, 4/1/21	54,000	55,680
6.400%, 4/30/40	2,000	2,844
5.950%, 4/1/41	62,000	85,361
TWDC Enterprises 18 Corp.
2.750%, 8/16/21	27,000	27,421
2.350%, 12/1/22	45,000	45,654
3.150%, 9/17/25	75,000	79,499
Walt Disney Co. (The)
4.500%, 2/15/21	41,000	42,267
3.000%, 9/15/22	36,000	37,104
6.200%, 12/15/34	10,000	14,355
6.400%, 12/15/35	50,000	70,358
6.650%, 11/15/37	18,000	26,601
4.750%, 9/15/44	25,000	31,901

		529,491

Interactive Media & Services (0.0%)
Alphabet, Inc.
3.625%, 5/19/21	36,000	36,923
Baidu, Inc.
2.875%, 7/6/22	200,000	201,855

		238,778

Media (0.9%)
Altice Financing SA
6.625%, 2/15/23§	800,000	814,000
Altice Finco SA
7.625%, 2/15/25§	200,000	207,000
Altice Luxembourg SA
7.625%, 2/15/25§	300,000	311,625
Charter Communications Operating LLC
3.579%, 7/23/20	75,000	75,460
4.500%, 2/1/24	106,000	114,000
4.908%, 7/23/25	1,260,000	1,382,459
4.200%, 3/15/28	6,000	6,383
6.384%, 10/23/35	236,000	295,852
6.484%, 10/23/45	224,000	278,589
5.750%, 4/1/48	55,000	63,932
5.125%, 7/1/49	10,000	10,870
4.800%, 3/1/50	40,000	42,184

See Notes to Financial Statements.

1600

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Comcast Corp.
3.450%, 10/1/21	$40,000	$41,149
3.125%, 7/15/22	45,000	46,396
2.750%, 3/1/23	100,000	102,227
3.000%, 2/1/24	11,000	11,407
3.700%, 4/15/24	59,000	62,901
3.150%, 3/1/26	171,000	179,377
2.350%, 1/15/27	15,000	14,959
3.150%, 2/15/28	36,000	37,725
4.150%, 10/15/28	273,000	307,777
4.250%, 1/15/33	24,000	27,442
4.200%, 8/15/34	15,000	17,253
4.400%, 8/15/35	38,000	44,098
6.500%, 11/15/35	122,000	170,733
3.200%, 7/15/36	123,000	125,606
4.600%, 10/15/38	135,000	162,033
4.650%, 7/15/42	3,000	3,552
4.600%, 8/15/45	3,000	3,575
3.400%, 7/15/46	110,000	110,845
3.969%, 11/1/47	1,000	1,091
Cox Communications, Inc.
3.250%, 12/15/22§	5,000	5,144
3.150%, 8/15/24§	554,000	569,762
3.350%, 9/15/26§	16,000	16,484
Discovery Communications LLC
2.950%, 3/20/23	75,000	76,267
3.800%, 3/13/24	50,000	52,645
3.900%, 11/15/24	50,000	53,248
5.000%, 9/20/37	57,000	64,446
5.200%, 9/20/47	99,000	115,547
Fox Corp.
4.030%, 1/25/24§	20,000	21,287
4.709%, 1/25/29§	100,000	114,010
5.476%, 1/25/39§	2,000	2,447
Interpublic Group of Cos., Inc. (The)
4.650%, 10/1/28	15,000	16,912
TCI Communications, Inc.
7.875%, 2/15/26	62,000	80,305
Time Warner Cable LLC
5.000%, 2/1/20	1,078,000	1,076,157
4.125%, 2/15/21	70,000	71,130
4.000%, 9/1/21	45,000	45,731
6.550%, 5/1/37	15,000	18,600
5.500%, 9/1/41	41,000	45,820
4.500%, 9/15/42	7,000	7,151
ViacomCBS, Inc.
2.900%, 6/1/23	50,000	50,947
4.250%, 9/1/23	62,000	65,875
3.700%, 8/15/24	62,000	65,492
6.875%, 4/30/36	115,000	152,275
WPP Finance 2010
3.625%, 9/7/22	27,000	27,938

		7,888,120

Wireless Telecommunication Services (0.2%)
Rogers Communications, Inc.
4.100%, 10/1/23	50,000	53,612
Sprint Communications, Inc.
7.000%, 8/15/20	500,000	510,625
Sprint Spectrum Co. LLC
3.360%, 9/20/21 (e)§	480,375	484,650
Vodafone Group plc
3.750%, 1/16/24	581,000	613,124
4.125%, 5/30/25	62,000	67,291
4.375%, 5/30/28	209,000	232,284
5.000%, 5/30/38	1,000	1,158
4.375%, 2/19/43	103,000	109,174
5.250%, 5/30/48	119,000	142,588
5.125%, 6/19/59	1,000	1,170

		2,215,676

Total Communication Services		17,905,042

Consumer Discretionary (1.2%)
Auto Components (0.0%)
Aptiv Corp.
4.150%, 3/15/24	40,000	42,378
Aptiv plc
5.400%, 3/15/49	10,000	11,197
Lear Corp.
5.250%, 1/15/25	25,000	25,793
5.250%, 5/15/49	10,000	10,341

		89,709

Automobiles (0.6%)
BMW US Capital LLC
2.800%, 4/11/26§	39,000	39,425
Daimler Finance North America LLC
2.250%, 3/2/20§	250,000	249,963
3.100%, 5/4/20§	150,000	150,376
2.200%, 5/5/20§	320,000	319,842
2.300%, 2/12/21§	185,000	185,228
3.350%, 5/4/21§	150,000	152,248
3.400%, 2/22/22§	600,000	614,139
2.550%, 8/15/22§	700,000	704,443
General Motors Co.
6.600%, 4/1/36	40,000	46,685
6.250%, 10/2/43	53,000	59,289
Hyundai Capital America
2.550%, 4/3/20§	441,000	441,138
3.950%, 2/1/22§	100,000	102,655
Nissan Motor Acceptance Corp.
3.650%, 9/21/21§	650,000	663,342
Volkswagen Group of America Finance LLC
(ICE LIBOR USD 3 Month + 0.77%), 2.675%, 11/13/20 (k)§	500,000	501,657
3.875%, 11/13/20§	500,000	508,310
(ICE LIBOR USD 3 Month + 0.94%), 2.841%, 11/12/21 (k)§	500,000	504,934
4.000%, 11/12/21§	500,000	516,852

		5,760,526

Diversified Consumer Services (0.0%)
American University (The)
Series 2019 3.672%, 4/1/49	90,000	97,559
Claremont Mckenna College
Series 2019 3.378%, 1/1/50	64,000	64,143

See Notes to Financial Statements.

1601

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Massachusetts Institute of Technology
3.959%, 7/1/38	$112,000	$128,781

		290,483

Hotels, Restaurants & Leisure (0.2%)
Choice Hotels International, Inc.
3.700%, 12/1/29	600,000	602,332
Las Vegas Sands Corp.
3.200%, 8/8/24	100,000	102,713
Marriott International, Inc.
3.250%, 9/15/22	45,000	46,206
2.125%, 10/3/22	15,000	14,957
Series X 4.000%, 4/15/28	25,000	26,997
McDonald’s Corp.
3.350%, 4/1/23	15,000	15,642
3.700%, 1/30/26	170,000	182,254
2.625%, 9/1/29	40,000	40,042
6.300%, 3/1/38	21,000	28,354
3.700%, 2/15/42	8,000	8,163
3.625%, 5/1/43	8,000	8,024
4.875%, 12/9/45	37,000	44,375
4.450%, 3/1/47	78,000	88,896
4.450%, 9/1/48	60,000	68,881
3.625%, 9/1/49	157,000	159,838
Sands China Ltd.
5.400%, 8/8/28	200,000	225,951
Starbucks Corp.
2.450%, 6/15/26	50,000	50,584
3.550%, 8/15/29	100,000	108,442

		1,822,651

Household Durables (0.1%)
DR Horton, Inc.
4.375%, 9/15/22	400,000	419,978
Leggett & Platt, Inc.
3.500%, 11/15/27	25,000	25,628
Lennar Corp.
4.125%, 1/15/22	180,000	184,950
NVR, Inc.
3.950%, 9/15/22	27,000	28,174
Whirlpool Corp.
4.000%, 3/1/24	30,000	31,667

		690,397

Internet & Direct Marketing Retail (0.1%)
Alibaba Group Holding Ltd.
3.400%, 12/6/27	200,000	208,504
Amazon.com, Inc.
2.400%, 2/22/23	100,000	101,647
3.800%, 12/5/24	50,000	54,279
5.200%, 12/3/25	100,000	116,342
3.150%, 8/22/27	50,000	52,781
3.875%, 8/22/37	102,000	115,410
Booking Holdings, Inc.
2.750%, 3/15/23	50,000	51,172
eBay, Inc.
2.600%, 7/15/22	45,000	45,446
Expedia Group, Inc.
3.800%, 2/15/28	68,000	69,360
3.250%, 2/15/30§	220,000	209,930
QVC, Inc.
4.375%, 3/15/23	36,000	37,033

		1,061,904

Leisure Products (0.0%)
Hasbro, Inc.
2.600%, 11/19/22	55,000	55,324
3.500%, 9/15/27	15,000	14,858
3.900%, 11/19/29	15,000	15,095

		85,277

Multiline Retail (0.1%)
Dollar General Corp.
4.150%, 11/1/25	75,000	81,546
3.875%, 4/15/27	10,000	10,704
4.125%, 5/1/28	2,000	2,196
Dollar Tree, Inc.
4.000%, 5/15/25	100,000	106,606
Target Corp.
2.900%, 1/15/22	27,000	27,618
3.375%, 4/15/29	100,000	108,170

		336,840

Specialty Retail (0.1%)
AutoNation, Inc.
3.500%, 11/15/24	25,000	25,751
Home Depot, Inc. (The)
4.400%, 4/1/21	45,000	46,208
2.625%, 6/1/22	100,000	101,958
3.750%, 2/15/24	29,000	30,994
2.125%, 9/15/26	65,000	64,655
2.800%, 9/14/27	9,000	9,321
3.900%, 12/6/28	18,000	20,053
2.950%, 6/15/29	67,000	69,620
Lowe’s Cos., Inc.
2.500%, 4/15/26	100,000	100,224
3.650%, 4/5/29	200,000	212,976
4.375%, 9/15/45	80,000	87,279
4.050%, 5/3/47	6,000	6,471
O’Reilly Automotive, Inc.
4.350%, 6/1/28	50,000	55,444

		830,954

Textiles, Apparel & Luxury Goods (0.0%)
NIKE, Inc.
2.250%, 5/1/23	36,000	36,538

Total Consumer Discretionary		11,005,279

Consumer Staples (1.6%)
Beverages (0.6%)
Anheuser-Busch Cos. LLC
4.700%, 2/1/36	558,000	641,569
4.900%, 2/1/46	35,000	41,625
Anheuser-Busch InBev Finance, Inc.
3.300%, 2/1/23	270,000	279,610
Anheuser-Busch InBev Worldwide, Inc.
4.150%, 1/23/25	250,000	271,641
4.000%, 4/13/28	23,000	25,242
4.750%, 1/23/29	633,000	733,425

See Notes to Financial Statements.

1602

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
5.450%, 1/23/39	$31,000	$39,049
4.600%, 4/15/48	5,000	5,702
Bacardi Ltd.
4.450%, 5/15/25§	500,000	539,325
Coca-Cola Co. (The)
2.200%, 5/25/22	40,000	40,372
3.200%, 11/1/23	62,000	65,036
2.875%, 10/27/25	21,000	21,912
2.900%, 5/25/27	50,000	52,192
2.125%, 9/6/29	36,000	35,028
Constellation Brands, Inc.
2.250%, 11/6/20 (x)	500,000	500,808
3.750%, 5/1/21	10,000	10,216
2.650%, 11/7/22	100,000	101,079
4.250%, 5/1/23	25,000	26,557
Diageo Capital plc
2.375%, 10/24/29	200,000	197,253
Keurig Dr Pepper, Inc.
3.551%, 5/25/21	500,000	510,764
4.057%, 5/25/23	200,000	211,206
Molson Coors Brewing Co.
3.000%, 7/15/26	100,000	100,362
5.000%, 5/1/42	18,000	19,616
4.200%, 7/15/46	15,000	14,891
PepsiCo, Inc.
1.700%, 10/6/21	125,000	124,787
2.750%, 3/1/23	62,000	63,632
2.750%, 4/30/25	75,000	77,584
3.000%, 10/15/27	100,000	105,441
4.450%, 4/14/46	7,000	8,553
3.450%, 10/6/46	10,000	10,582
4.000%, 5/2/47	38,000	43,691
3.375%, 7/29/49	6,000	6,314
Pernod Ricard SA
4.250%, 7/15/22§	600,000	630,972

		5,556,036

Food & Staples Retailing (0.2%)
Alimentation Couche-Tard, Inc.
3.550%, 7/26/27§	298,000	306,185
Costco Wholesale Corp.
2.300%, 5/18/22	50,000	50,590
Kroger Co. (The)
2.800%, 8/1/22 (x)	25,000	25,451
2.650%, 10/15/26	50,000	50,072
4.500%, 1/15/29	25,000	28,072
Sysco Corp.
3.250%, 7/15/27	50,000	52,152
Walgreen Co.
3.100%, 9/15/22	36,000	36,720
Walgreens Boots Alliance, Inc.
3.800%, 11/18/24	50,000	52,042
3.450%, 6/1/26	75,000	76,077
Walmart, Inc.
3.125%, 6/23/21	25,000	25,517
2.550%, 4/11/23	54,000	55,017
3.400%, 6/26/23	25,000	26,300
3.300%, 4/22/24	37,000	38,896
2.650%, 12/15/24	50,000	51,576
3.550%, 6/26/25	69,000	74,006
3.050%, 7/8/26	40,000	42,060
3.700%, 6/26/28	75,000	82,387
3.250%, 7/8/29	92,000	98,657
2.375%, 9/24/29	25,000	24,921
5.250%, 9/1/35	5,000	6,540
3.950%, 6/28/38	42,000	48,629
3.625%, 12/15/47	8,000	8,819
2.950%, 9/24/49	8,000	7,866

		1,268,552

Food Products (0.3%)
Archer-Daniels-Midland Co.
2.500%, 8/11/26	50,000	50,712
Bunge Ltd. Finance Corp.
4.350%, 3/15/24	50,000	52,574
Campbell Soup Co.
3.300%, 3/15/21	600,000	608,082
3.650%, 3/15/23	50,000	52,023
4.150%, 3/15/28	25,000	27,158
Conagra Brands, Inc.
3.200%, 1/25/23	29,000	29,773
4.850%, 11/1/28	225,000	257,468
Danone SA
2.589%, 11/2/23§	600,000	608,789
General Mills, Inc.
2.600%, 10/12/22	25,000	25,360
3.700%, 10/17/23	20,000	21,035
4.200%, 4/17/28	215,000	238,816
Hershey Co. (The)
3.375%, 5/15/23	25,000	26,099
JM Smucker Co. (The)
3.500%, 10/15/21	36,000	36,910
Kellogg Co.
2.650%, 12/1/23	42,000	42,781
Kraft Heinz Foods Co.
3.950%, 7/15/25	100,000	105,446
Mondelez International, Inc.
3.625%, 2/13/26	100,000	106,460
Tyson Foods, Inc.
4.500%, 6/15/22	91,000	96,070
3.950%, 8/15/24	5,000	5,347
3.550%, 6/2/27	67,000	70,972
4.550%, 6/2/47	8,000	9,052
5.100%, 9/28/48	13,000	16,321
Unilever Capital Corp.
3.000%, 3/7/22	100,000	102,391
2.900%, 5/5/27	100,000	103,951

		2,693,590

Household Products (0.0%)
Clorox Co. (The)
3.500%, 12/15/24	25,000	26,434
3.100%, 10/1/27	8,000	8,294
Colgate-Palmolive Co.
3.250%, 3/15/24	62,000	65,428
Kimberly-Clark Corp.
3.950%, 11/1/28	10,000	11,155
3.200%, 4/25/29	50,000	52,851
Procter & Gamble Co. (The)
1.700%, 11/3/21	125,000	125,136

		289,298

Personal Products (0.0%)
Estee Lauder Cos., Inc. (The)
2.000%, 12/1/24	10,000	10,011

See Notes to Financial Statements.

1603

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Tobacco (0.5%)
Altria Group, Inc.
4.750%, 5/5/21	$45,000	$46,603
2.850%, 8/9/22	45,000	45,783
3.800%, 2/14/24 (x)	110,000	115,639
4.400%, 2/14/26	165,000	178,678
4.800%, 2/14/29	173,000	192,075
5.800%, 2/14/39	255,000	296,969
6.200%, 2/14/59	25,000	29,902
BAT Capital Corp.
2.764%, 8/15/22	50,000	50,689
3.222%, 8/15/24	50,000	51,227
3.215%, 9/6/26	60,000	60,415
3.557%, 8/15/27	185,000	188,437
4.540%, 8/15/47	73,000	72,928
BAT International Finance plc
3.250%, 6/7/22§	400,000	408,613
3.500%, 6/15/22§	400,000	411,245
Imperial Brands Finance plc
2.950%, 7/21/20§	400,000	401,522
3.125%, 7/26/24§	500,000	503,917
Philip Morris International, Inc.
2.625%, 2/18/22	15,000	15,193
2.625%, 3/6/23	36,000	36,646
2.875%, 5/1/24	58,000	59,582
3.250%, 11/10/24	150,000	156,898
4.500%, 3/20/42	13,000	14,722
Reynolds American, Inc.
6.875%, 5/1/20	500,000	508,185
4.450%, 6/12/25	420,000	451,633
5.700%, 8/15/35	12,000	13,813
5.850%, 8/15/45	120,000	137,562

		4,448,876

Total Consumer Staples		14,266,363

Energy (2.0%)
Energy Equipment & Services (0.1%)
Baker Hughes a GE Co. LLC
3.337%, 12/15/27	100,000	104,100
Halliburton Co.
3.500%, 8/1/23	50,000	52,020
3.800%, 11/15/25	100,000	106,926
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350%, 12/1/21 (m)	50,669	50,369
7.350%, 12/1/26 PIK§	447	240
7.350%, 12/1/26 PIK (m)	178,461	95,989
Odebrecht Offshore Drilling Finance Ltd.
6.720%, 12/1/22§	114,796	112,429
7.720%, 12/1/26 PIK§	509,547	119,487
Odebrecht Oil & Gas Finance Ltd.
(Zero Coupon), 2/3/20 (y)§	163,662	1,227
Patterson-UTI Energy, Inc.
3.950%, 2/1/28	50,000	48,354

		691,141

Oil, Gas & Consumable Fuels (1.9%)
Apache Corp.
3.250%, 4/15/22	11,000	11,212
Boardwalk Pipelines LP
4.800%, 5/3/29	20,000	21,141
BP Capital Markets America, Inc.
3.245%, 5/6/22	54,000	55,733
3.790%, 2/6/24	30,000	31,941
3.224%, 4/14/24	60,000	62,471
3.796%, 9/21/25	71,000	76,974
3.410%, 2/11/26	2,000	2,123
3.119%, 5/4/26	75,000	78,290
3.588%, 4/14/27	100,000	106,999
3.937%, 9/21/28	4,000	4,412
4.234%, 11/6/28	200,000	225,677
BP Capital Markets plc
2.500%, 11/6/22	27,000	27,481
3.814%, 2/10/24	117,000	124,700
3.279%, 9/19/27	50,000	52,779
Cameron LNG LLC
3.302%, 1/15/35§	282,000	284,425
3.402%, 1/15/38§	95,000	95,570
Canadian Natural Resources Ltd.
2.950%, 1/15/23	50,000	51,047
Cenovus Energy, Inc.
3.000%, 8/15/22	15,000	15,189
Cheniere Corpus Christi Holdings LLC
7.000%, 6/30/24	180,000	207,430
5.875%, 3/31/25	527,000	592,590
3.700%, 11/15/29§	230,000	235,463
Chevron Corp.
2.100%, 5/16/21	56,000	56,225
2.355%, 12/5/22	27,000	27,368
3.191%, 6/24/23	75,000	78,185
2.895%, 3/3/24	250,000	258,969
2.954%, 5/16/26	50,000	52,388
Cimarex Energy Co.
4.375%, 6/1/24	29,000	30,525
4.375%, 3/15/29	102,000	107,894
CNOOC Finance 2013 Ltd.
3.000%, 5/9/23	128,000	130,040
CNOOC Finance 2015 USA LLC
3.500%, 5/5/25	200,000	208,597
Concho Resources, Inc.
4.375%, 1/15/25	50,000	52,031
3.750%, 10/1/27	50,000	52,435
ConocoPhillips Holding Co.
6.950%, 4/15/29	200,000	271,357
Continental Resources, Inc.
5.000%, 9/15/22	19,000	19,133
4.500%, 4/15/23	25,000	26,221
3.800%, 6/1/24	33,000	34,135
4.375%, 1/15/28	20,000	21,256
Diamondback Energy, Inc.
2.875%, 12/1/24	30,000	30,283
3.500%, 12/1/29	265,000	269,333
Ecopetrol SA
5.875%, 9/18/23	75,000	83,235
Enbridge, Inc.
2.900%, 7/15/22	30,000	30,555
3.700%, 7/15/27	50,000	52,909
4.500%, 6/10/44	48,000	53,268
5.500%, 12/1/46	15,000	19,255
(ICE LIBOR USD 3 Month + 3.42%), 5.500%, 7/15/77 (k)	335,000	343,995

See Notes to Financial Statements.

1604

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Encana Corp.
3.900%, 11/15/21	$50,000	$51,204
Energen Corp.
4.625%, 9/1/21	50,000	51,174
Energy Transfer Operating LP
5.200%, 2/1/22	54,000	56,652
5.875%, 1/15/24	100,000	110,375
4.050%, 3/15/25	100,000	105,141
Enterprise Products Operating LLC
2.850%, 4/15/21	30,000	30,312
3.350%, 3/15/23	64,000	66,322
3.750%, 2/15/25	20,000	21,283
3.700%, 2/15/26	100,000	106,533
5.950%, 2/1/41	40,000	51,264
4.450%, 2/15/43	142,000	156,666
5.100%, 2/15/45	63,000	74,967
EOG Resources, Inc.
4.100%, 2/1/21	45,000	46,077
4.150%, 1/15/26	20,000	22,240
EQM Midstream Partners LP
4.750%, 7/15/23	25,000	24,987
EQT Corp.
3.900%, 10/1/27 (x)	50,000	46,489
Equinor ASA
3.625%, 9/10/28	100,000	109,723
Exxon Mobil Corp.
2.222%, 3/1/21	20,000	20,121
2.397%, 3/6/22	120,000	121,664
2.726%, 3/1/23	14,000	14,380
2.019%, 8/16/24	50,000	50,078
2.709%, 3/6/25	118,000	121,841
3.043%, 3/1/26	50,000	52,403
2.275%, 8/16/26	321,000	321,784
4.114%, 3/1/46	13,000	15,387
Florida Gas Transmission Co. LLC
5.450%, 7/15/20§	500,000	508,246
Hess Corp.
6.000%, 1/15/40	40,000	47,350
Husky Energy, Inc.
4.000%, 4/15/24	100,000	105,728
Kinder Morgan Energy Partners LP
5.000%, 10/1/21	45,000	46,885
3.950%, 9/1/22	45,000	47,001
4.250%, 9/1/24	75,000	80,618
Kinder Morgan, Inc.
5.000%, 2/15/21§	80,000	82,227
4.300%, 3/1/28	77,000	83,874
5.550%, 6/1/45	37,000	43,811
Marathon Oil Corp.
2.800%, 11/1/22	36,000	36,608
Marathon Petroleum Corp.
5.125%, 3/1/21	27,000	27,936
3.625%, 9/15/24	45,000	47,257
5.125%, 12/15/26	100,000	113,521
3.800%, 4/1/28	15,000	15,750
5.850%, 12/15/45	25,000	29,354
Midwest Connector Capital Co. LLC
3.625%, 4/1/22§	600,000	616,508
MPLX LP
3.500%, 12/1/22§	25,000	25,733
4.000%, 2/15/25	100,000	104,563
4.000%, 3/15/28	200,000	206,792
NGPL PipeCo LLC
4.375%, 8/15/22§	67,000	69,557
Northwest Pipeline LLC
4.000%, 4/1/27	366,000	389,193
Occidental Petroleum Corp.
2.700%, 8/15/22	61,000	61,587
6.950%, 7/1/24	300,000	351,682
5.550%, 3/15/26	50,000	56,983
3.400%, 4/15/26	100,000	102,555
3.200%, 8/15/26	600,000	608,404
3.500%, 8/15/29	100,000	101,980
6.450%, 9/15/36	36,000	44,149
(Zero Coupon), 10/10/36	255,000	127,655
4.300%, 8/15/39	25,000	25,311
Series 1 4.100%, 2/1/21	54,000	54,859
ONEOK Partners LP
3.375%, 10/1/22	36,000	37,137
ONEOK, Inc.
4.350%, 3/15/29	50,000	54,317
Petrobras Global Finance BV
6.125%, 1/17/22	204,000	218,408
Petroleos Mexicanos
6.375%, 2/4/21 (x)	34,000	35,296
(ICE LIBOR USD 3 Month + 3.65%), 5.538%, 3/11/22 (k)	16,000	16,670
6.875%, 8/4/26	66,000	72,468
6.490%, 1/23/27§	50,000	53,250
6.500%, 3/13/27	746,000	790,369
5.350%, 2/12/28	79,000	78,210
6.625%, 6/15/35	13,000	13,299
7.690%, 1/23/50§	35,000	38,350
Phillips 66
(ICE LIBOR USD 3 Month + 0.60%), 2.517%, 2/26/21 (k)	600,000	602,618
4.300%, 4/1/22	73,000	76,655
Phillips 66 Partners LP
3.550%, 10/1/26	25,000	26,350
Pioneer Natural Resources Co.
3.950%, 7/15/22	36,000	37,431
Plains All American Pipeline LP
5.000%, 2/1/21	36,000	36,831
4.500%, 12/15/26	50,000	53,063
Rio Oil Finance Trust
Series 2014-1 9.250%, 7/6/24§	222,975	248,060
Rockies Express Pipeline LLC
4.950%, 7/15/29§	188,000	186,656
Sabine Pass Liquefaction LLC
5.625%, 2/1/21 (e)	75,000	77,218
6.250%, 3/15/22	103,000	110,713
5.625%, 4/15/23 (e)	265,000	287,448
5.750%, 5/15/24	50,000	55,651
5.625%, 3/1/25	578,000	649,433
5.875%, 6/30/26	138,000	158,014
4.200%, 3/15/28	200,000	211,079
Spectra Energy Partners LP
4.750%, 3/15/24	50,000	54,436
Suncor Energy, Inc. 3.600%, 12/1/24	82,000	87,133
6.800%, 5/15/38	28,000	39,840
6.500%, 6/15/38	11,000	15,262

See Notes to Financial Statements.

1605

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Sunoco Logistics Partners Operations LP
4.400%, 4/1/21		$100,000	$102,286
Total Capital International SA
2.750%, 6/19/21		20,000	20,260
2.875%, 2/17/22		45,000	45,962
3.750%, 4/10/24		95,000	101,377
2.434%, 1/10/25		70,000	70,867
3.455%, 2/19/29		100,000	108,056
Total Capital SA
4.125%, 1/28/21		36,000	36,871
TransCanada PipeLines Ltd.
2.500%, 8/1/22		32,000	32,362
4.250%, 5/15/28		162,000	179,262
6.100%, 6/1/40		122,000	162,090
Transcontinental Gas Pipe Line Co. LLC
7.850%, 2/1/26		162,000	207,227
4.000%, 3/15/28		182,000	192,974
4.600%, 3/15/48		38,000	41,050
Valero Energy Corp.
3.650%, 3/15/25		32,000	34,081
3.400%, 9/15/26		85,000	89,106
4.000%, 4/1/29		65,000	70,010
Western Midstream Operating LP
4.650%, 7/1/26		25,000	25,594
4.750%, 8/15/28		15,000	15,114
Williams Cos., Inc. (The)
3.700%, 1/15/23		10,000	10,369
4.500%, 11/15/23		50,000	53,244
4.300%, 3/4/24		50,000	53,153
4.550%, 6/24/24		25,000	26,926
3.900%, 1/15/25		14,000	14,712
4.000%, 9/15/25		27,000	28,535
3.750%, 6/15/27		34,000	35,416
5.750%, 6/24/44		40,000	47,002
Series A 7.500%, 1/15/31		45,000	57,916

			17,069,470

Total Energy			17,760,611

Financials (11.9%)
Banks (7.5%)
ABN AMRO Bank NV
2.650%, 1/19/21§		235,000	236,768
Australia & New Zealand Banking Group Ltd.
3.300%, 5/17/21		250,000	254,396
Banco Espirito Santo SA
4.000%, 1/21/19 (h)(m)(r)	EUR	900,000	171,620
Banco Santander SA
3.125%, 2/23/23		$200,000	203,767
3.306%, 6/27/29		200,000	205,951
Bank of America Corp.
5.875%, 1/5/21		60,000	62,299
2.625%, 4/19/21		50,000	50,387
5.000%, 5/13/21		2,000	2,080
(ICE LIBOR USD 3 Month + 0.66%), 2.369%, 7/21/21 (k)		14,000	14,029
(ICE LIBOR USD 3 Month + 0.63%), 2.328%, 10/1/21 (k)(x)		320,000	320,729
(ICE LIBOR USD 3 Month + 0.65%), 2.749%, 10/1/21 (k)		600,000	601,941
(ICE LIBOR USD 3 Month + 0.37%), 2.738%, 1/23/22 (k)		280,000	281,894
(ICE LIBOR USD 3 Month + 0.63%), 3.499%, 5/17/22 (k)		209,000	213,142
3.300%, 1/11/23		117,000	120,981
(ICE LIBOR USD 3 Month + 1.02%), 2.881%, 4/24/23 (k)		315,000	320,174
(ICE LIBOR USD 3 Month + 1.00%), 2.936%, 4/24/23 (k)		400,000	404,528
(ICE LIBOR USD 3 Month + 0.93%), 2.816%, 7/21/23 (k)		20,000	20,287
4.100%, 7/24/23		500,000	532,600
(ICE LIBOR USD 3 Month + 0.79%), 3.004%, 12/20/23 (k)		2,158,000	2,207,673
4.125%, 1/22/24		62,000	66,644
(ICE LIBOR USD 3 Month + 0.79%), 2.682%, 3/5/24 (k)		300,000	301,380
4.000%, 4/1/24		50,000	53,530
4.200%, 8/26/24		105,000	112,904
4.000%, 1/22/25		85,000	90,662
(ICE LIBOR USD 3 Month + 0.97%), 3.458%, 3/15/25 (k)		352,000	367,260
4.450%, 3/3/26		156,000	171,106
3.500%, 4/19/26		125,000	132,447
(ICE LIBOR USD 3 Month + 1.06%), 3.559%, 4/23/27 (k)		276,000	291,478
(ICE LIBOR USD 3 Month + 1.58%), 3.824%, 1/20/28 (k)		121,000	130,163
(ICE LIBOR USD 3 Month + 1.51%), 3.705%, 4/24/28 (k)		483,000	515,342
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)		623,000	654,023
(ICE LIBOR USD 3 Month + 1.07%), 3.970%, 3/5/29 (k)		204,000	221,691
(ICE LIBOR USD 3 Month + 1.31%), 4.271%, 7/23/29 (k)		50,000	55,604
(ICE LIBOR USD 3 Month + 1.21%), 3.974%, 2/7/30 (k)		43,000	47,066
Series FF (ICE LIBOR USD 3 Month + 2.93%), 5.875%, 3/15/28 (k)(y)		100,000	110,817
Series L 3.950%, 4/21/25		112,000	119,313
Bank of Montreal
3.100%, 7/13/20		2,000	2,012
1.900%, 8/27/21		3,000	3,000
2.900%, 3/26/22		74,000	75,582
2.350%, 9/11/22		100,000	101,093
2.550%, 11/6/22		27,000	27,457
2.500%, 6/28/24 (x)		20,000	20,206
Series D 3.100%, 4/13/21		18,000	18,270
Series E 3.300%, 2/5/24		55,000	57,222

See Notes to Financial Statements.

1606

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Bank of Nova Scotia (The)
3.400%, 2/11/24		$100,000	$104,563
4.500%, 12/16/25		100,000	109,433
Banque Federative du Credit Mutuel SA
(ICE LIBOR USD 3 Month + 0.96%), 2.926%, 7/20/23 (k)§		600,000	609,333
Barclays Bank plc
7.625%, 11/21/22		900,000	1,011,375
Barclays plc
(ICE LIBOR USD 3 Month + 2.11%), 4.011%, 8/10/21 (k)		900,000	917,772
(ICE LIBOR USD 3 Month + 1.63%), 3.634%, 1/10/23 (k)		600,000	608,229
3.684%, 1/10/23		200,000	204,850
3.650%, 3/16/25		200,000	208,518
3.250%, 2/12/27 (m)	GBP	500,000	705,475
(ICE LIBOR USD 3 Month + 1.90%), 4.972%, 5/16/29 (k)		$200,000	224,597
BNP Paribas SA
5.000%, 1/15/21		91,000	93,790
3.500%, 3/1/23§		310,000	320,816
3.250%, 3/3/23		45,000	46,703
3.800%, 1/10/24§		210,000	219,885
Canadian Imperial Bank of Commerce
3.100%, 4/2/24		100,000	103,067
Capital One NA
2.950%, 7/23/21		250,000	253,566
Citibank NA
3.050%, 5/1/20		700,000	702,545
2.850%, 2/12/21		300,000	303,048
3.400%, 7/23/21		250,000	255,727
(ICE LIBOR USD 3 Month + 0.60%), 2.844%, 5/20/22 (k)		600,000	606,886
3.650%, 1/23/24		778,000	824,017
Citigroup, Inc.
2.750%, 4/25/22		750,000	762,324
(ICE LIBOR USD 3 Month + 0.96%), 2.900%, 4/25/22 (k)		700,000	708,671
2.700%, 10/27/22		50,000	50,802
3.375%, 3/1/23		50,000	51,710
3.875%, 10/25/23		75,000	79,378
3.750%, 6/16/24		75,000	79,788
4.000%, 8/5/24		50,000	53,294
4.400%, 6/10/25		182,000	197,815
5.500%, 9/13/25		1,000	1,143
3.400%, 5/1/26		100,000	105,029
3.200%, 10/21/26		41,000	42,659
4.450%, 9/29/27		281,000	308,962
(ICE LIBOR USD 3 Month + 1.56%), 3.887%, 1/10/28 (k)		345,000	369,901
(ICE LIBOR USD 3 Month + 1.39%), 3.668%, 7/24/28 (k)		239,000	254,227
(ICE LIBOR USD 3 Month + 1.15%), 3.520%, 10/27/28 (k)		7,000	7,372
(ICE LIBOR USD 3 Month + 1.19%), 4.075%, 4/23/29 (k)		250,000	273,870
(ICE LIBOR USD 3 Month + 1.34%), 3.980%, 3/20/30 (k)		150,000	163,782
(SOFR + 1.42%), 2.976%, 11/5/30 (k)		50,000	50,625
8.125%, 7/15/39		3,000	5,002
Citizens Bank NA
2.250%, 3/2/20		295,000	295,024
Citizens Financial Group, Inc.
2.375%, 7/28/21		30,000	30,090
2.850%, 7/27/26		100,000	101,735
Comerica, Inc.
4.000%, 2/1/29		50,000	54,518
Cooperatieve Rabobank UA
(ICE LIBOR USD 3 Month + 0.43%), 2.366%, 4/26/21 (k)		400,000	401,041
3.875%, 2/8/22		91,000	94,502
2.750%, 1/10/23		250,000	254,425
Credit Agricole SA
3.750%, 4/24/23§		500,000	521,656
(USD Swap Semi 5 Year + 6.19%), 8.125%, 12/23/25 (k)(y)§		200,000	242,500
Credit Suisse Group Funding Guernsey Ltd.
3.800%, 9/15/22		750,000	779,254
3.800%, 6/9/23		250,000	261,720
3.750%, 3/26/25		1,000,000	1,058,539
4.550%, 4/17/26		250,000	276,705
Danske Bank A/S
5.000%, 1/12/22§		400,000	419,711
5.375%, 1/12/24§		700,000	766,011
Discover Bank
4.200%, 8/8/23		500,000	531,586
Fifth Third Bancorp
3.650%, 1/25/24		30,000	31,552
2.375%, 1/28/25		50,000	50,093
Fifth Third Bank
2.250%, 6/14/21		310,000	310,957
HSBC Holdings plc
4.000%, 3/30/22		91,000	94,804
(ICE LIBOR USD 3 Month + 1.06%), 3.262%, 3/13/23 (k)		200,000	204,403
(ICE LIBOR USD 3 Month + 1.14%), 2.633%, 11/7/25 (k)		200,000	200,413
4.300%, 3/8/26		200,000	216,983
(ICE LIBOR USD 3 Month + 1.35%), 4.292%, 9/12/26 (k)		200,000	216,282
Huntington Bancshares, Inc.
3.150%, 3/14/21		100,000	101,146
Industrial & Commercial Bank of China Ltd.
2.957%, 11/8/22		250,000	253,203
ING Groep NV
4.100%, 10/2/23		400,000	425,042
3.550%, 4/9/24		200,000	209,124
JPMorgan Chase & Co.
2.550%, 3/1/21		107,000	107,613
4.625%, 5/10/21		340,000	351,782

See Notes to Financial Statements.

1607

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
4.350%, 8/15/21		$10,000	$10,368
(ICE LIBOR USD 3 Month + 0.61%), 2.509%, 6/18/22 (k)		600,000	602,035
(ICE LIBOR USD 3 Month + 0.61%), 3.514%, 6/18/22 (k)		808,000	825,419
3.250%, 9/23/22		64,000	66,133
2.972%, 1/15/23		344,000	350,367
3.200%, 1/25/23		54,000	55,942
(ICE LIBOR USD 3 Month + 0.70%), 3.207%, 4/1/23 (k)		565,000	578,910
(ICE LIBOR USD 3 Month + 0.94%), 2.776%, 4/25/23 (k)		113,000	114,770
2.700%, 5/18/23		124,000	126,859
3.875%, 2/1/24		100,000	106,659
(ICE LIBOR USD 3 Month + 0.73%), 3.559%, 4/23/24 (k)		30,000	31,266
(ICE LIBOR USD 3 Month + 0.89%), 3.797%, 7/23/24 (k)		354,000	373,003
3.875%, 9/10/24		73,000	77,789
(ICE LIBOR USD 3 Month + 1.00%), 4.023%, 12/5/24 (k)		237,000	252,623
3.125%, 1/23/25		15,000	15,620
(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25 (k)		212,000	219,614
3.900%, 7/15/25		102,000	110,279
(SOFR + 1.16%), 2.301%, 10/15/25(k)		40,000	39,916
2.950%, 10/1/26		100,000	102,900
4.125%, 12/15/26		125,000	136,979
(ICE LIBOR USD 3 Month + 1.25%), 3.960%, 1/29/27 (k)		450,000	487,352
4.250%, 10/1/27		9,000	9,901
(ICE LIBOR USD 3 Month + 1.34%), 3.782%, 2/1/28 (k)		435,000	467,768
(ICE LIBOR USD 3 Month + 1.38%), 3.540%, 5/1/28 (k)		596,000	630,726
(ICE LIBOR USD 3 Month + 0.95%), 3.509%, 1/23/29 (k)		12,000	12,712
(ICE LIBOR USD 3 Month + 1.12%), 4.005%, 4/23/29 (k)		13,000	14,275
(ICE LIBOR USD 3 Month + 1.26%), 4.203%, 7/23/29 (k)		49,000	54,570
(SOFR + 1.51%), 2.739%, 10/15/30 (k)		200,000	200,188
(ICE LIBOR USD 3 Month + 1.36%), 3.882%, 7/24/38 (k)		60,000	66,223
KeyBank NA
3.300%, 2/1/22		580,000	596,210
KeyCorp
4.150%, 10/29/25		32,000	34,882
4.100%, 4/30/28		2,000	2,172
2.550%, 10/1/29		3,000	2,937
Korea Development Bank (The) 4.625%, 11/16/21		50,000	52,328
2.125%, 10/1/24		200,000	199,299
Kreditanstalt fuer Wiederaufbau
2.375%, 3/24/21		295,000	297,311
1.500%, 6/15/21		100,000	99,710
1.750%, 9/15/21		50,000	50,057
2.000%, 11/30/21		150,000	150,929
2.625%, 1/25/22		91,000	92,771
2.500%, 2/15/22		100,000	101,734
2.125%, 6/15/22		100,000	101,081
2.375%, 12/29/22		135,000	137,684
2.125%, 1/17/23		118,000	119,506
2.500%, 11/20/24		125,000	129,040
2.875%, 4/3/28		90,000	95,763
Landwirtschaftliche Rentenbank
2.000%, 1/13/25		75,000	75,780
1.750%, 7/27/26		75,000	74,305
Series 37 2.500%, 11/15/27		50,000	52,008
Lloyds Bank plc
3.300%, 5/7/21		200,000	203,231
Lloyds Banking Group plc
3.900%, 3/12/24		700,000	740,066
4.500%, 11/4/24		200,000	213,188
(ASX Australia Bank Bill Short Term Rates 3 Month Mid + 1.40%), 2.291%, 3/7/25 (k)	AUD	700,000	488,555
4.000%, 3/7/25		800,000	599,295
4.450%, 5/8/25		$500,000	545,624
Manufacturers & Traders Trust Co.
2.625%, 1/25/21		250,000	251,611
Mitsubishi UFJ Financial Group, Inc.
2.950%, 3/1/21		200,000	201,993
2.998%, 2/22/22		72,000	73,308
2.623%, 7/18/22		200,000	202,249
2.665%, 7/25/22		50,000	50,618
(ICE LIBOR USD 3 Month + 0.74%), 2.647%, 3/2/23 (k)		500,000	499,274
3.455%, 3/2/23		1,055,000	1,093,996
3.761%, 7/26/23		380,000	398,946
3.407%, 3/7/24		10,000	10,413
2.801%, 7/18/24		200,000	203,519
3.741%, 3/7/29		100,000	107,690
Mizuho Financial Group, Inc.
2.632%, 4/12/21§		200,000	201,493
2.953%, 2/28/22		635,000	646,286
3.549%, 3/5/23		500,000	518,678
(ICE LIBOR USD 3 Month + 1.10%), 2.555%, 9/13/25 (k)		325,000	324,966
3.663%, 2/28/27		200,000	212,772
(ICE LIBOR USD 3 Month + 1.31%), 2.869%, 9/13/30 (k)		260,000	258,898
MUFG Americas Holdings Corp.
3.500%, 6/18/22		45,000	46,482
National Australia Bank Ltd.
1.875%, 7/12/21		250,000	249,561
3.625%, 6/20/23 (x)		500,000	524,811
Nordea Bank Abp
2.125%, 5/29/20§		205,000	205,003
Oesterreichische Kontrollbank AG
2.875%, 9/7/21		25,000	25,462
3.125%, 11/7/23		50,000	52,491
Oversea-Chinese Banking Corp. Ltd.
(ICE LIBOR USD 3 Month + 0.45%), 2.354%, 5/17/21 (k)§		500,000	498,833

See Notes to Financial Statements.

1608

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
PNC Bank NA 2.625%, 2/17/22	$125,000	$126,712
4.050%, 7/26/28	250,000	274,064
PNC Financial Services Group, Inc. (The)
3.900%, 4/29/24	75,000	79,972
Royal Bank of Canada
2.800%, 4/29/22	25,000	25,481
2.550%, 7/16/24	25,000	25,398
4.650%, 1/27/26	75,000	82,695
Royal Bank of Scotland Group plc
6.125%, 12/15/22	45,000	49,233
6.100%, 6/10/23	20,000	22,010
3.875%, 9/12/23	700,000	732,460
6.000%, 12/19/23	40,000	44,383
5.125%, 5/28/24	40,000	43,343
(ICE LIBOR USD 3 Month + 1.91%), 5.076%, 1/27/30 (k)	200,000	229,334
Santander Holdings USA, Inc.
3.400%, 1/18/23	50,000	51,262
4.500%, 7/17/25	50,000	53,801
Santander UK Group Holdings plc
3.125%, 1/8/21	50,000	50,417
2.875%, 8/5/21	500,000	504,911
Santander UK plc
5.000%, 11/7/23§	240,000	258,292
4.000%, 3/13/24	50,000	53,226
2.875%, 6/18/24	200,000	203,941
Shinhan Bank Co. Ltd.
4.000%, 4/23/29§	500,000	526,459
Skandinaviska Enskilda Banken AB
(ICE LIBOR USD 3 Month + 0.43%), 2.334%, 5/17/21 (k)§	500,000	500,465
3.250%, 5/17/21§	500,000	507,675
Societe Generale SA 4.250%, 9/14/23§	500,000	529,975
Standard Chartered plc
(ICE LIBOR USD 3 Month + 1.20%), 2.744%, 9/10/22 (k)§	600,000	603,897
(ICE LIBOR USD 3 Month + 1.15%), 4.247%, 1/20/23 (k)§	500,000	517,447
Sumitomo Mitsui Financial Group, Inc.
2.934%, 3/9/21 (x)	100,000	101,032
2.784%, 7/12/22	125,000	126,860
2.778%, 10/18/22	25,000	25,393
3.748%, 7/19/23 (x)	72,000	75,517
2.448%, 9/27/24	700,000	702,784
3.784%, 3/9/26	100,000	107,051
3.364%, 7/12/27	100,000	104,518
3.352%, 10/18/27 (x)	100,000	104,519
3.202%, 9/17/29	50,000	50,511
Svenska Handelsbanken AB 3.350%, 5/24/21	500,000	509,673
3.900%, 11/20/23	250,000	267,163
Toronto-Dominion Bank (The) 1.900%, 12/1/22	50,000	50,028
3.500%, 7/19/23	55,000	57,800
3.250%, 3/11/24	100,000	104,529
2.650%, 6/12/24	8,000	8,163
Truist Bank 2.450%, 8/1/22	100,000	101,074
3.200%, 4/1/24	50,000	52,064
2.150%, 12/6/24	250,000	249,577
4.050%, 11/3/25	20,000	21,932
Truist Financial Corp.
2.750%, 4/1/22	200,000	203,379
3.750%, 12/6/23	25,000	26,473
2.850%, 10/26/24	25,000	25,784
UniCredit SpA
7.830%, 12/4/23§	1,000,000	1,162,434
US Bancorp
2.950%, 7/15/22	103,000	105,559
3.700%, 1/30/24	75,000	79,636
2.400%, 7/30/24	100,000	101,122
Series V 2.375%, 7/22/26	150,000	150,325
Series X 3.150%, 4/27/27	2,000	2,098
US Bank NA
3.150%, 4/26/21	600,000	607,963
2.850%, 1/23/23	250,000	256,468
Wells Fargo & Co.
2.600%, 7/22/20	15,000	15,058
2.550%, 12/7/20	83,000	83,442
2.500%, 3/4/21	437,000	439,632
4.600%, 4/1/21	193,000	199,168
2.100%, 7/26/21	610,000	611,699
(ICE LIBOR USD 3 Month + 0.93%), 2.831%, 2/11/22 (k)	400,000	402,202
3.500%, 3/8/22	143,000	147,477
2.625%, 7/22/22	342,000	346,899
3.750%, 1/24/24	337,000	356,120
3.000%, 2/19/25	134,000	138,052
3.550%, 9/29/25	243,000	257,223
(ICE LIBOR USD 3 Month + 0.83%), 2.406%, 10/30/25 (k)	6,000	6,005
3.000%, 4/22/26	687,000	705,592
3.000%, 10/23/26	141,000	144,693
(ICE LIBOR USD 3 Month + 1.17%), 3.196%, 6/17/27 (k)	11,000	11,395
4.300%, 7/22/27	100,000	109,168
(ICE LIBOR USD 3 Month + 1.31%), 3.584%, 5/22/28 (k)	111,000	118,070
4.150%, 1/24/29	200,000	222,609
(ICE LIBOR USD 3 Month + 1.17%), 2.879%, 10/30/30 (k)	29,000	29,185
Series M 3.450%, 2/13/23	54,000	55,927
Wells Fargo Bank NA
2.600%, 1/15/21	250,000	251,611
(ICE LIBOR USD 3 Month + 0.49%), 3.325%, 7/23/21 (k)	250,000	251,755
(ICE LIBOR USD 3 Month + 0.51%), 2.463%, 10/22/21 (k)	400,000	401,545
(ICE LIBOR USD 3 Month + 0.61%), 2.897%, 5/27/22 (k)	600,000	607,253
3.550%, 8/14/23	600,000	628,879

See Notes to Financial Statements.

1609

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Westpac Banking Corp.
2.100%, 5/13/21	$50,000	$50,071
2.800%, 1/11/22	100,000	101,581
2.500%, 6/28/22	50,000	50,538
3.300%, 2/26/24 (x)	100,000	104,205
2.700%, 8/19/26	75,000	75,747

		67,651,549

Capital Markets (2.0%)
Affiliated Managers Group, Inc. 4.250%, 2/15/24	50,000	53,220
Ares Capital Corp. 3.625%, 1/19/22	50,000	50,996
Bank of New York Mellon Corp. (The)
4.150%, 2/1/21	36,000	36,872
2.950%, 1/29/23	4,000	4,114
3.500%, 4/28/23	10,000	10,464
3.450%, 8/11/23	100,000	104,983
2.100%, 10/24/24	100,000	99,763
2.800%, 5/4/26	2,000	2,053
2.450%, 8/17/26	75,000	75,526
(ICE LIBOR USD 3 Month + 1.07%), 3.442%, 2/7/28 (k)	100,000	105,626
Series 0012 3.650%, 2/4/24	50,000	52,898
Series E (ICE LIBOR USD 3 Month + 3.42%), 4.950%, 6/20/20 (k)(y)	75,000	75,750
Series F (ICE LIBOR USD 3 Month + 3.13%), 4.625%, 9/20/26 (k)(y)	120,000	126,750
BlackRock, Inc.
3.500%, 3/18/24	50,000	53,168
3.250%, 4/30/29	15,000	16,034
Brookfield Finance, Inc.
3.900%, 1/25/28	50,000	53,636
Carlyle Finance Subsidiary LLC
3.500%, 9/19/29§	600,000	595,631
Charles Schwab Corp. (The)
2.650%, 1/25/23	50,000	50,915
3.850%, 5/21/25	50,000	54,113
3.200%, 3/2/27	45,000	47,307
CME Group, Inc.
3.000%, 3/15/25	75,000	77,969
3.750%, 6/15/28	18,000	19,821
Credit Suisse Group AG
(ICE LIBOR USD 3 Month + 1.20%), 2.997%, 12/14/23 (k)§	600,000	609,654
(ICE LIBOR USD 3 Month + 1.24%), 4.207%, 6/12/24 (k)§	600,000	634,443
Deutsche Bank AG
2.700%, 7/13/20	841,000	840,790
(ICE LIBOR USD 3 Month + 0.97%), 2.971%, 7/13/20 (k)	400,000	400,075
3.150%, 1/22/21	100,000	100,362
4.250%, 10/14/21	725,000	745,093
3.300%, 11/16/22	700,000	705,716
3.950%, 2/27/23	400,000	409,270
(SOFR + 2.58%), 3.961%, 11/26/25 (k)	700,000	715,155
E*TRADE Financial Corp.
3.800%, 8/24/27	10,000	10,328
4.500%, 6/20/28	25,000	27,259
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.16%), 3.094%, 4/23/20 (k)	500,000	501,175
2.750%, 9/15/20	59,000	59,277
(ICE LIBOR USD 3 Month + 1.20%), 3.094%, 9/15/20 (k)	500,000	503,173
5.250%, 7/27/21	142,000	148,897
2.350%, 11/15/21	153,000	153,340
5.750%, 1/24/22	92,000	98,612
(ICE LIBOR USD 3 Month + 0.82%), 2.876%, 10/31/22 (k)	525,000	532,014
3.200%, 2/23/23	500,000	514,359
(ICE LIBOR USD 3 Month + 1.05%), 2.908%, 6/5/23 (k)	115,000	116,779
(ICE LIBOR USD 3 Month + 0.99%), 2.905%, 7/24/23 (k)	205,000	208,535
4.000%, 3/3/24	92,000	97,940
3.500%, 1/23/25	100,000	104,794
3.750%, 5/22/25	105,000	111,288
(ICE LIBOR USD 3 Month + 1.20%), 3.272%, 9/29/25 (k)	100,000	103,351
3.750%, 2/25/26	17,000	18,131
(ICE LIBOR USD 3 Month + 1.17%), 3.080%, 5/15/26 (k)	145,000	146,253
3.500%, 11/16/26	120,000	125,742
3.850%, 1/26/27	18,000	19,098
(ICE LIBOR USD 3 Month + 1.51%), 3.691%, 6/5/28 (k)	259,000	274,854
(ICE LIBOR USD 3 Month + 1.37%), 4.017%, 10/31/38 (k)	10,000	10,902
(ICE LIBOR USD 3 Month + 1.43%), 4.411%, 4/23/39 (k)	61,000	69,164
4.800%, 7/8/44	16,000	19,476
Intercontinental Exchange, Inc.
2.750%, 12/1/20	2,000	2,013
4.000%, 10/15/23	2,000	2,133
3.750%, 12/1/25	254,000	274,389
3.100%, 9/15/27	4,000	4,164
3.750%, 9/21/28	140,000	152,835
Jefferies Group LLC
5.125%, 1/20/23	18,000	19,426
Lehman Brothers Holdings, Inc.
5.625%, 1/24/13 (h)	5,000,000	60,000
Series 1 0.000%, 12/30/16 (h)	10,200,000	116,025
Moody’s Corp.
3.250%, 6/7/21	25,000	25,441
2.750%, 12/15/21	27,000	27,398
4.875%, 2/15/24	23,000	25,284
Morgan Stanley
2.500%, 4/21/21	45,000	45,284
5.500%, 7/28/21	27,000	28,428
2.625%, 11/17/21	80,000	80,944
(ICE LIBOR USD 3 Month + 1.18%), 3.146%, 1/20/22 (k)	600,000	605,019

See Notes to Financial Statements.

1610

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
2.750%, 5/19/22	$130,000	$132,069
3.125%, 1/23/23	278,000	285,640
3.750%, 2/25/23	54,000	56,483
4.100%, 5/22/23	27,000	28,522
(ICE LIBOR USD 3 Month + 0.85%), 3.737%, 4/24/24 (k)	66,000	68,937
3.700%, 10/23/24	210,000	222,689
(SOFR + 1.15%), 2.720%, 7/22/25 (k)	15,000	15,214
4.000%, 7/23/25	80,000	86,405
3.875%, 1/27/26	75,000	80,656
3.125%, 7/27/26	625,000	643,958
6.250%, 8/9/26	100,000	121,603
3.625%, 1/20/27	194,000	206,049
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)	254,000	269,318
(ICE LIBOR USD 3 Month + 1.14%), 3.772%, 1/24/29 (k)	130,000	139,843
(ICE LIBOR USD 3 Month + 1.63%), 4.431%, 1/23/30 (k)	150,000	169,146
Series F 3.875%, 4/29/24	91,000	96,670
Nasdaq, Inc.
3.850%, 6/30/26	100,000	107,181
Northern Trust Corp.
3.150%, 5/3/29	25,000	26,197
State Street Corp.
2.650%, 5/19/26	50,000	50,891
Series H (ICE LIBOR USD 3 Month + 2.54%), 5.625%, 12/15/23 (k)(y)	360,000	379,800
TD Ameritrade Holding Corp.
3.750%, 4/1/24	25,000	26,471
3.300%, 4/1/27	30,000	31,361
UBS AG
2.450%, 12/1/20§	400,000	401,329
7.625%, 8/17/22	400,000	449,000
UBS Group AG
2.950%, 9/24/20§	225,000	226,465
2.650%, 2/1/22§	400,000	404,113
(ICE LIBOR USD 3 Month + 0.95%), 2.859%, 8/15/23 (k)§	360,000	365,289
(USD Swap Semi 5 Year + 4.34%), 7.000%, 1/31/24 (k)(y)§	200,000	218,910
4.125%, 9/24/25§	420,000	454,499

		18,136,399

Consumer Finance (1.4%)
AerCap Ireland Capital DAC
3.500%, 5/26/22	150,000	153,643
4.125%, 7/3/23	150,000	157,400
Ally Financial, Inc.
8.000%, 3/15/20	804,000	813,045
American Express Co.
3.000%, 2/22/21	35,000	35,387
3.375%, 5/17/21	508,000	517,242
3.700%, 11/5/21	50,000	51,583
2.500%, 8/1/22	70,000	70,804
3.400%, 2/27/23	25,000	25,964
3.700%, 8/3/23	225,000	236,831
3.400%, 2/22/24	68,000	71,176
2.500%, 7/30/24	41,000	41,441
3.000%, 10/30/24	25,000	25,826
4.200%, 11/6/25	108,000	118,782
3.125%, 5/20/26 (x)	138,000	143,818
American Express Credit Corp.
2.250%, 5/5/21	74,000	74,434
2.700%, 3/3/22	49,000	49,761
3.300%, 5/3/27	265,000	281,660
American Honda Finance Corp.
1.950%, 5/20/22	65,000	65,104
3.550%, 1/12/24	25,000	26,297
2.150%, 9/10/24	175,000	174,637
Avolon Holdings Funding Ltd.
3.950%, 7/1/24§	400,000	416,893
Capital One Financial Corp.
3.450%, 4/30/21	30,000	30,536
4.750%, 7/15/21	21,000	21,849
3.900%, 1/29/24	308,000	325,589
3.750%, 4/24/24	200,000	210,648
3.300%, 10/30/24	194,000	201,611
3.800%, 1/31/28	200,000	214,450
Caterpillar Financial Services Corp.
1.700%, 8/9/21	50,000	49,884
3.150%, 9/7/21	80,000	81,655
3.650%, 12/7/23	50,000	52,902
2.850%, 5/17/24	25,000	25,787
Discover Financial Services
5.200%, 4/27/22	27,000	28,807
3.950%, 11/6/24	75,000	79,541
4.100%, 2/9/27	57,000	61,212
Ford Motor Credit Co. LLC
2.459%, 3/27/20	600,000	599,994
2.425%, 6/12/20	400,000	399,240
(ICE LIBOR USD 3 Month + 0.93%), 2.865%, 9/24/20 (k)	600,000	600,000
5.875%, 8/2/21	182,000	190,463
(ICE LIBOR USD 3 Month + 1.08%), 2.982%, 8/3/22 (k)	600,000	591,000
5.584%, 3/18/24	200,000	216,472
4.389%, 1/8/26	405,000	411,897
5.113%, 5/3/29	210,000	215,924
General Motors Financial Co., Inc.
3.200%, 7/13/20	700,000	702,799
4.200%, 3/1/21	50,000	51,004
3.200%, 7/6/21	15,000	15,193
4.200%, 11/6/21	100,000	103,332
3.450%, 1/14/22	100,000	102,150
3.450%, 4/10/22	80,000	81,812
3.150%, 6/30/22	10,000	10,162
3.550%, 7/8/22	500,000	513,026
5.100%, 1/17/24	10,000	10,842
3.500%, 11/7/24	50,000	51,178
4.000%, 1/15/25	205,000	214,377
4.350%, 4/9/25	30,000	31,823
5.250%, 3/1/26	50,000	55,162
4.350%, 1/17/27	208,000	218,778
Harley-Davidson Financial Services, Inc.
3.550%, 5/21/21§	500,000	508,292

See Notes to Financial Statements.

1611

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
John Deere Capital Corp.
3.150%, 10/15/21		$54,000	$55,198
2.700%, 1/6/23		250,000	255,084
2.650%, 6/24/24		25,000	25,574
LeasePlan Corp. NV
2.875%, 10/24/24§		600,000	597,931
Navient Corp.
8.000%, 3/25/20		33,000	33,341
PACCAR Financial Corp.
2.650%, 5/10/22		25,000	25,435
Park Aerospace Holdings Ltd.
5.250%, 8/15/22§		500,000	532,795
Synchrony Financial
2.700%, 2/3/20		48,000	48,024
4.375%, 3/19/24		76,000	80,986
4.250%, 8/15/24		37,000	39,285
3.700%, 8/4/26		50,000	51,525
Toyota Motor Credit Corp.
1.900%, 4/8/21		100,000	100,018
2.750%, 5/17/21		50,000	50,628
3.400%, 9/15/21		54,000	55,365
1.800%, 10/7/21 (x)		50,000	49,931
3.200%, 1/11/27		100,000	105,792
3.050%, 1/11/28		80,000	83,351

			13,021,382

Diversified Financial Services (0.3%)
Berkshire Hathaway, Inc.
2.200%, 3/15/21		20,000	20,072
3.000%, 2/11/23		75,000	77,555
3.125%, 3/15/26		35,000	36,793
Block Financial LLC
5.500%, 11/1/22		36,000	38,633
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Class A
Series 2012-1 A 5.125%, 11/30/22§		89,594	91,949
GE Capital European Funding Unlimited Co.
2.250%, 7/20/20 (m)	EUR	400,000	454,067
0.800%, 1/21/22 (m)		500,000	567,207
GE Capital International Funding Co. Unlimited Co.
4.418%, 11/15/35		$200,000	210,915
National Rural Utilities Cooperative Finance Corp.
2.900%, 3/15/21		20,000	20,220
2.850%, 1/27/25		100,000	102,540
NTT Finance Corp.
1.900%, 7/21/21 (m)		400,000	398,918
Private Export Funding Corp.
Series II 2.050%, 11/15/22		46,000	46,384
Shell International Finance BV
2.375%, 8/21/22		36,000	36,475
3.400%, 8/12/23		75,000	78,642
3.500%, 11/13/23		45,000	47,445
3.250%, 5/11/25		13,000	13,730
2.875%, 5/10/26		60,000	62,144
2.500%, 9/12/26		55,000	55,678
2.375%, 11/7/29		50,000	49,522
4.125%, 5/11/35		113,000	131,028
6.375%, 12/15/38		42,000	61,190
3.625%, 8/21/42		39,000	41,291
4.375%, 5/11/45		16,000	19,136
4.000%, 5/10/46		7,000	7,943
Voya Financial, Inc.
3.650%, 6/15/26		50,000	52,573

			2,722,050

Insurance (0.5%)
Aflac, Inc.
3.625%, 11/15/24		125,000	133,446
Ambac LSNI LLC
(ICE LIBOR USD 3 Month + 5.00%, 6.00% Floor), 6.945%, 2/12/23 (k)§		327,256	332,574
American Financial Group, Inc.
3.500%, 8/15/26		15,000	15,411
American International Group, Inc.
4.875%, 6/1/22		36,000	38,391
3.750%, 7/10/25		500,000	534,164
4.200%, 4/1/28		25,000	27,352
4.250%, 3/15/29		25,000	27,631
Aon Corp.
2.200%, 11/15/22		20,000	20,085
4.500%, 12/15/28		177,000	198,455
3.750%, 5/2/29		200,000	214,148
Aon plc
3.875%, 12/15/25		4,000	4,296
4.600%, 6/14/44		5,000	5,776
4.750%, 5/15/45		22,000	25,876
Assurant, Inc.
4.200%, 9/27/23		600,000	624,510
Berkshire Hathaway Finance Corp.
4.250%, 1/15/21		54,000	55,367
Brighthouse Financial, Inc.
3.700%, 6/22/27		50,000	49,712
Chubb INA Holdings, Inc.
3.350%, 5/3/26		75,000	79,777
Hanover Insurance Group, Inc. (The)
4.500%, 4/15/26		50,000	54,082
Hartford Financial Services Group, Inc. (The)
4.300%, 4/15/43		20,000	22,342
Jackson National Life Global Funding
(ICE LIBOR USD 3 Month + 0.48%), 2.368%, 6/11/21 (k)§		600,000	601,557
2.375%, 9/15/22§		600,000	599,600
Lincoln National Corp.
4.000%, 9/1/23		15,000	15,944
Loews Corp.
3.750%, 4/1/26		50,000	53,597
Markel Corp.
3.500%, 11/1/27		25,000	25,750
Marsh & McLennan Cos., Inc.
3.500%, 12/29/20		30,000	30,425
4.800%, 7/15/21		36,000	37,327
4.050%, 10/15/23		35,000	37,212
3.875%, 3/15/24 (x)		149,000	158,006
3.500%, 6/3/24		160,000	167,370
4.375%, 3/15/29		102,000	116,164
4.200%, 3/1/48		35,000	39,594
MetLife, Inc.
4.721%, 12/15/44 (e)		11,000	13,196

See Notes to Financial Statements.

1612

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Principal Financial Group, Inc.
3.700%, 5/15/29	$45,000	$48,822
Progressive Corp. (The)
3.750%, 8/23/21	46,000	47,350
Prudential Financial, Inc.
3.500%, 5/15/24	50,000	52,905
(ICE LIBOR USD 3 Month + 4.18%), 5.875%, 9/15/42 (k)	27,000	29,025
(ICE LIBOR USD 3 Month + 2.38%), 4.500%, 9/15/47 (k)	70,000	72,800
Reinsurance Group of America, Inc.
3.900%, 5/15/29	10,000	10,554
RenaissanceRe Holdings Ltd.
3.600%, 4/15/29	50,000	52,753
Sompo International Holdings Ltd.
4.700%, 10/15/22	36,000	38,315
Trinity Acquisition plc
4.400%, 3/15/26	77,000	83,666

		4,795,327

Thrifts & Mortgage Finance (0.2%)
BPCE SA 2.750%, 12/2/21	250,000	253,507
4.000%, 9/12/23§	600,000	633,455
2.700%, 10/1/29§	250,000	247,840
Nationwide Building Society
(ICE LIBOR USD 3 Month + 1.06%), 3.766%, 3/8/24 (k)§	600,000	620,707

		1,755,509

Total Financials		108,082,216

Health Care (2.3%)
Biotechnology (0.3%)
AbbVie, Inc.
2.900%, 11/6/22	573,000	585,329
2.300%, 11/21/22§	50,000	50,241
2.600%, 11/21/24§	50,000	50,491
3.600%, 5/14/25	195,000	206,103
2.950%, 11/21/26§	562,000	571,710
3.200%, 11/21/29§	270,000	275,392
4.500%, 5/14/35	279,000	305,793
4.050%, 11/21/39§	30,000	31,521
Amgen, Inc.
2.650%, 5/11/22	100,000	101,373
3.625%, 5/15/22	45,000	46,628
3.625%, 5/22/24	50,000	52,920
4.950%, 10/1/41	5,000	5,865
4.400%, 5/1/45	120,000	133,180
4.663%, 6/15/51	5,000	5,883
Baxalta, Inc.
4.000%, 6/23/25	38,000	40,991
Gilead Sciences, Inc.
4.500%, 4/1/21	54,000	55,243
1.950%, 3/1/22	15,000	14,996
3.250%, 9/1/22	6,000	6,211
3.500%, 2/1/25	126,000	134,037
3.650%, 3/1/26	125,000	134,472
4.600%, 9/1/35	47,000	56,171
4.800%, 4/1/44	7,000	8,318
4.500%, 2/1/45	26,000	29,956
4.750%, 3/1/46	22,000	26,533

		2,929,357

Health Care Equipment & Supplies (0.3%)
Abbott Laboratories
3.400%, 11/30/23	35,000	36,818
2.950%, 3/15/25	100,000	103,732
3.750%, 11/30/26	270,000	295,478
Baxter International, Inc.
1.700%, 8/15/21	10,000	9,978
Becton Dickinson and Co.
2.894%, 6/6/22	85,000	86,007
3.300%, 3/1/23	70,000	71,529
3.700%, 6/6/27	33,000	34,995
Boston Scientific Corp.
3.375%, 5/15/22	1,000,000	1,032,086
3.450%, 3/1/24	25,000	26,223
3.750%, 3/1/26	100,000	107,020
4.000%, 3/1/29	35,000	38,957
Edwards Lifesciences Corp.
4.300%, 6/15/28	3,000	3,325
Medtronic Global Holdings SCA
3.350%, 4/1/27	5,000	5,321
Medtronic, Inc.
3.150%, 3/15/22	50,000	51,400
3.500%, 3/15/25	89,000	95,220
Stryker Corp.
3.500%, 3/15/26	50,000	52,868
Zimmer Biomet Holdings, Inc.
3.550%, 4/1/25	200,000	210,357

		2,261,314

Health Care Providers & Services (0.7%)
Aetna, Inc.
2.800%, 6/15/23	100,000	101,780
4.500%, 5/15/42	86,000	91,970
4.125%, 11/15/42	3,000	3,044
4.750%, 3/15/44	31,000	34,092
AmerisourceBergen Corp.
3.450%, 12/15/27	50,000	51,943
Anthem, Inc.
2.950%, 12/1/22	100,000	102,245
3.500%, 8/15/24	5,000	5,249
2.375%, 1/15/25	16,000	15,963
3.650%, 12/1/27	204,000	216,240
4.101%, 3/1/28	33,000	35,823
2.875%, 9/15/29	14,000	13,936
Cardinal Health, Inc.
3.500%, 11/15/24	50,000	52,336
3.410%, 6/15/27	75,000	76,764
Centene Corp.
4.750%, 5/15/22	210,000	214,200
Cigna Corp.
3.200%, 9/17/20	65,000	65,420
3.400%, 9/17/21	20,000	20,396
4.750%, 11/15/21§	35,000	36,623
3.750%, 7/15/23	113,000	118,239
3.500%, 6/15/24§	39,000	40,723
3.250%, 4/15/25§	54,000	55,990

See Notes to Financial Statements.

1613

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
3.050%, 10/15/27§	$12,000	$12,129
4.375%, 10/15/28	420,000	468,285
CommonSpirit Health
3.347%, 10/1/29	34,000	34,189
4.187%, 10/1/49	35,000	34,475
CVS Health Corp.
3.350%, 3/9/21	85,000	86,258
3.700%, 3/9/23	805,000	837,675
4.000%, 12/5/23	50,000	52,915
3.375%, 8/12/24	75,000	77,962
4.100%, 3/25/25	119,000	128,054
3.875%, 7/20/25	80,000	85,154
4.300%, 3/25/28	140,000	152,991
4.875%, 7/20/35	9,000	10,235
4.780%, 3/25/38	105,000	118,944
5.125%, 7/20/45	178,000	209,035
HCA, Inc.
4.750%, 5/1/23	378,000	405,009
5.000%, 3/15/24	87,000	94,830
5.250%, 4/15/25	282,000	314,585
5.250%, 6/15/26	25,000	27,931
4.500%, 2/15/27	73,000	78,540
4.125%, 6/15/29	179,000	189,749
Humana, Inc.
3.850%, 10/1/24	50,000	53,208
Laboratory Corp. of America Holdings
3.750%, 8/23/22	20,000	20,769
3.600%, 2/1/25	200,000	210,268
McKesson Corp.
2.700%, 12/15/22	27,000	27,306
2.850%, 3/15/23	36,000	36,529
3.796%, 3/15/24	50,000	52,751
Montefiore Obligated Group
Series 18-C 5.246%, 11/1/48	41,000	46,443
Quest Diagnostics, Inc.
3.450%, 6/1/26	30,000	31,551
SSM Health Care Corp.
Series 2018 3.688%, 6/1/23	103,000	106,842
Sutter Health
Series 2018 3.695%, 8/15/28	12,000	12,742
UnitedHealth Group, Inc.
2.875%, 3/15/23	27,000	27,729
2.375%, 8/15/24	70,000	70,986
3.750%, 7/15/25	423,000	456,764
3.100%, 3/15/26	19,000	19,800
3.450%, 1/15/27	50,000	53,371
2.950%, 10/15/27	100,000	103,635
3.850%, 6/15/28	62,000	68,470
5.800%, 3/15/36	22,000	28,969
3.500%, 8/15/39	70,000	73,268
5.700%, 10/15/40	45,000	58,930
3.950%, 10/15/42	46,000	49,789

		6,382,041

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.
3.050%, 9/22/26	196,000	200,282
2.750%, 9/15/29	65,000	64,831
PerkinElmer, Inc.
3.300%, 9/15/29	15,000	15,225
Thermo Fisher Scientific, Inc.
3.000%, 4/15/23	70,000	71,913
2.950%, 9/19/26	329,000	339,502
2.600%, 10/1/29	172,000	170,110
5.300%, 2/1/44	5,000	6,356

		868,219

Pharmaceuticals (0.9%)
Allergan Finance LLC
3.250%, 10/1/22	548,000	560,875
4.625%, 10/1/42	5,000	5,327
Allergan Funding SCS
3.850%, 6/15/24	7,000	7,367
3.800%, 3/15/25	344,000	361,809
4.550%, 3/15/35	137,000	149,172
AstraZeneca plc
3.125%, 6/12/27	75,000	77,935
Bayer US Finance II LLC
3.875%, 12/15/23§	600,000	628,075
2.850%, 4/15/25§	100,000	97,500
4.250%, 12/15/25§	600,000	645,700
Bristol-Myers Squibb Co.
3.950%, 10/15/20§	10,000	10,149
2.875%, 2/19/21§	500,000	504,546
2.250%, 8/15/21§	510,000	512,577
2.600%, 5/16/22§	50,000	50,771
3.250%, 8/15/22§	120,000	123,874
3.550%, 8/15/22§	50,000	51,995
2.750%, 2/15/23§	135,000	137,775
3.250%, 2/20/23§	85,000	87,816
3.625%, 5/15/24§	50,000	53,117
2.900%, 7/26/24§	155,000	160,226
3.875%, 8/15/25§	100,000	108,506
3.200%, 6/15/26§	267,000	283,088
3.900%, 2/20/28§	50,000	54,912
4.125%, 6/15/39§	5,000	5,777
Eli Lilly & Co.
3.375%, 3/15/29	30,000	32,437
GlaxoSmithKline Capital plc
2.850%, 5/8/22	45,000	45,966
2.875%, 6/1/22	100,000	102,211
3.000%, 6/1/24	70,000	72,569
3.375%, 6/1/29	80,000	85,476
GlaxoSmithKline Capital, Inc.
2.800%, 3/18/23	36,000	36,823
3.875%, 5/15/28	40,000	44,187
Johnson & Johnson
2.450%, 12/5/21	25,000	25,411
2.450%, 3/1/26	125,000	126,772
Merck & Co., Inc.
2.400%, 9/15/22	27,000	27,446
2.800%, 5/18/23	62,000	63,815
2.900%, 3/7/24	100,000	104,105
2.750%, 2/10/25	50,000	51,838
3.400%, 3/7/29	100,000	108,576
3.900%, 3/7/39	2,000	2,287
Mylan NV
3.750%, 12/15/20	50,000	50,608
3.150%, 6/15/21	50,000	50,640
3.950%, 6/15/26	50,000	52,101

See Notes to Financial Statements.

1614

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Novartis Capital Corp.
2.400%, 5/17/22	$100,000	$101,269
2.400%, 9/21/22	8,000	8,118
3.400%, 5/6/24	50,000	53,066
Pfizer, Inc.
1.950%, 6/3/21	125,000	125,255
3.000%, 6/15/23	5,000	5,210
5.800%, 8/12/23	13,000	14,785
3.400%, 5/15/24	50,000	52,826
2.750%, 6/3/26	50,000	51,634
3.600%, 9/15/28	25,000	27,176
4.100%, 9/15/38	10,000	11,448
7.200%, 3/15/39	5,000	7,799
4.400%, 5/15/44	5,000	5,938
Sanofi
4.000%, 3/29/21	36,000	36,966
3.625%, 6/19/28	25,000	27,545
Shire Acquisitions Investments Ireland DAC
2.400%, 9/23/21	125,000	125,718
2.875%, 9/23/23	110,000	112,123
3.200%, 9/23/26	241,000	248,364
Takeda Pharmaceutical Co. Ltd.
4.400%, 11/26/23	50,000	53,910
5.000%, 11/26/28	400,000	467,609
Teva Pharmaceutical Finance Netherlands III BV
6.000%, 4/15/24 (x)	600,000	605,697
Wyeth LLC
6.500%, 2/1/34	5,000	6,963
5.950%, 4/1/37	95,000	128,546
Zoetis, Inc.
3.000%, 9/12/27	50,000	51,134

		8,091,256

Total Health Care		20,532,187

Industrials (2.1%)
Aerospace & Defense (0.7%)
Arconic, Inc.
5.400%, 4/15/21	170,000	174,250
BAE Systems Holdings, Inc.
2.850%, 12/15/20§	31,000	31,166
3.800%, 10/7/24§	39,000	41,064
3.850%, 12/15/25§	125,000	131,952
4.750%, 10/7/44§	7,000	8,028
Boeing Co. (The)
2.350%, 10/30/21	62,000	62,365
2.700%, 2/1/27	75,000	75,609
3.450%, 11/1/28	25,000	26,453
3.250%, 2/1/35	30,000	30,797
3.375%, 6/15/46	13,000	12,708
3.825%, 3/1/59	14,000	14,401
Embraer Netherlands Finance BV
5.400%, 2/1/27	35,000	39,441
General Dynamics Corp.
3.000%, 5/11/21	100,000	101,419
2.250%, 11/15/22	62,000	62,695
3.750%, 5/15/28	50,000	54,933
L3Harris Technologies, Inc.
4.950%, 2/15/21§	73,000	74,681
3.850%, 6/15/23§	315,000	331,316
3.950%, 5/28/24§	56,000	59,316
3.832%, 4/27/25	3,000	3,175
3.850%, 12/15/26§	190,000	203,026
4.400%, 6/15/28	335,000	373,060
4.854%, 4/27/35	2,000	2,351
5.054%, 4/27/45	15,000	18,443
Lockheed Martin Corp.
3.350%, 9/15/21	45,000	46,108
3.100%, 1/15/23	37,000	38,301
3.550%, 1/15/26	50,000	53,597
3.600%, 3/1/35	357,000	388,111
Northrop Grumman Corp.
2.550%, 10/15/22	13,000	13,178
3.250%, 8/1/23	75,000	77,756
2.930%, 1/15/25	342,000	350,813
3.250%, 1/15/28	334,000	348,130
Raytheon Co.
7.200%, 8/15/27	27,000	35,315
7.000%, 11/1/28	143,000	186,690
4.200%, 12/15/44	32,000	37,073
Rockwell Collins, Inc.
2.800%, 3/15/22	500,000	507,103
3.200%, 3/15/24	75,000	77,825
Spirit AeroSystems, Inc.
4.600%, 6/15/28	500,000	523,550
Textron, Inc.
3.875%, 3/1/25	500,000	530,094
4.000%, 3/15/26	25,000	26,571
3.650%, 3/15/27	45,000	46,711
3.900%, 9/17/29	198,000	210,655
United Technologies Corp.
3.350%, 8/16/21	95,000	97,122
1.950%, 11/1/21	195,000	195,034
3.100%, 6/1/22	54,000	55,415
3.650%, 8/16/23	16,000	16,846
3.950%, 8/16/25	5,000	5,446
3.125%, 5/4/27	100,000	104,567
4.125%, 11/16/28	414,000	465,942
5.400%, 5/1/35	3,000	3,851
4.450%, 11/16/38	32,000	37,503
4.500%, 6/1/42	5,000	5,957

		6,417,913

Air Freight & Logistics (0.0%)
FedEx Corp.
4.200%, 10/17/28	100,000	107,613
3.900%, 2/1/35	25,000	25,067
3.875%, 8/1/42	80,000	76,162
4.400%, 1/15/47	4,000	3,996
United Parcel Service, Inc.
3.125%, 1/15/21	54,000	54,653
2.050%, 4/1/21	25,000	25,047
2.500%, 4/1/23	25,000	25,421
2.400%, 11/15/26 (x)	50,000	50,118
3.400%, 3/15/29	74,000	79,279
2.500%, 9/1/29	65,000	64,836
6.200%, 1/15/38	5,000	6,962

		519,154

Airlines (0.2%)
Delta Air Lines, Inc.
2.875%, 3/13/20	788,000	788,600

See Notes to Financial Statements.

1615

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
2.600%, 12/4/20		$500,000	$499,190
3.625%, 3/15/22		500,000	511,417

			1,799,207

Building Products (0.1%)
Boral Finance Pty. Ltd.
3.000%, 11/1/22§		600,000	599,984
Fortune Brands Home & Security, Inc.
3.250%, 9/15/29		50,000	50,579
Johnson Controls International plc
4.625%, 7/2/44 (e)		25,000	27,608
5.125%, 9/14/45		3,000	3,425
Masco Corp.
3.500%, 4/1/21		30,000	30,358
4.375%, 4/1/26		20,000	21,545
Owens Corning
3.950%, 8/15/29 (x)		130,000	134,534
4.300%, 7/15/47		4,000	3,786

			871,819

Commercial Services & Supplies (0.2%)
Cintas Corp. No. 2
3.700%, 4/1/27		100,000	108,260
RELX Capital, Inc.
3.125%, 10/15/22		85,000	87,451
3.500%, 3/16/23		155,000	161,000
4.000%, 3/18/29		194,000	210,656
Republic Services, Inc.
5.250%, 11/15/21		36,000	38,147
4.750%, 5/15/23		160,000	173,058
2.500%, 8/15/24		100,000	100,987
2.900%, 7/1/26		51,000	52,004
3.375%, 11/15/27		75,000	79,006
3.950%, 5/15/28		218,000	239,153
Waste Management, Inc.
4.600%, 3/1/21		18,000	18,473
2.900%, 9/15/22		36,000	36,836
2.950%, 6/15/24		5,000	5,155
3.125%, 3/1/25		10,000	10,423
3.200%, 6/15/26		9,000	9,421
3.150%, 11/15/27		50,000	51,992
3.900%, 3/1/35		62,000	67,757
4.000%, 7/15/39		167,000	185,364

			1,635,143

Electrical Equipment (0.0%)
ABB Finance USA, Inc.
2.875%, 5/8/22		36,000	36,735
Eaton Corp.
2.750%, 11/2/22		45,000	45,868
Rockwell Automation, Inc.
2.875%, 3/1/25		75,000	77,226

			159,829

Industrial Conglomerates (0.2%)
3M Co.
1.750%, 2/14/23		50,000	49,660
3.250%, 2/14/24		25,000	26,146
2.000%, 2/14/25		26,000	25,788
3.000%, 8/7/25		40,000	41,912
2.875%, 10/15/27		75,000	77,384
3.375%, 3/1/29		10,000	10,632
2.375%, 8/26/29		79,000	77,299
General Electric Co.
5.300%, 2/11/21		54,000	55,716
0.375%, 5/17/22	EUR	400,000	448,711
3.150%, 9/7/22		$54,000	55,142
2.700%, 10/9/22		64,000	64,642
3.100%, 1/9/23		75,000	76,670
5.875%, 1/14/38		88,000	106,162
6.875%, 1/10/39		34,000	45,051
4.125%, 10/9/42		9,000	9,268
Honeywell International, Inc.
4.250%, 3/1/21		45,000	46,236
2.300%, 8/15/24		100,000	101,360
2.700%, 8/15/29		60,000	61,334
Ingersoll-Rand Global Holding Co. Ltd.
2.900%, 2/21/21		50,000	50,358
Roper Technologies, Inc.
2.800%, 12/15/21		100,000	101,387
3.800%, 12/15/26		30,000	31,808

			1,562,666

Machinery (0.1%)
Caterpillar, Inc.
3.400%, 5/15/24		35,000	36,979
CNH Industrial Capital LLC
4.875%, 4/1/21		10,000	10,328
3.875%, 10/15/21		5,000	5,148
4.375%, 4/5/22		10,000	10,433
Deere & Co.
2.600%, 6/8/22		91,000	92,488
Dover Corp.
3.150%, 11/15/25		50,000	51,901
Illinois Tool Works, Inc.
2.650%, 11/15/26		50,000	51,033
Kennametal, Inc.
3.875%, 2/15/22		27,000	27,907
Parker-Hannifin Corp.
2.700%, 6/14/24		145,000	147,314
3.250%, 3/1/27		100,000	103,386
3.250%, 6/14/29		3,000	3,119
Stanley Black & Decker, Inc.
2.900%, 11/1/22		36,000	36,871

			576,907

Professional Services (0.0%)
Equifax, Inc.
3.300%, 12/15/22		36,000	36,970
Thomson Reuters Corp.
3.350%, 5/15/26		30,000	30,793
Verisk Analytics, Inc.
4.125%, 3/15/29		25,000	27,464

			95,227

Road & Rail (0.3%)
Burlington Northern Santa Fe LLC
3.400%, 9/1/24		50,000	52,655
3.000%, 4/1/25		10,000	10,380
5.750%, 5/1/40		79,000	105,999
4.400%, 3/15/42		2,000	2,294

See Notes to Financial Statements.

1616

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
CSX Corp.
3.700%, 11/1/23	$50,000	$52,629
4.250%, 3/15/29	30,000	33,749
6.150%, 5/1/37	5,000	6,582
4.300%, 3/1/48	65,000	73,432
4.750%, 11/15/48	51,000	62,142
4.500%, 3/15/49	26,000	30,540
3.350%, 9/15/49	91,000	89,622
4.250%, 11/1/66	49,000	52,387
DAE Funding LLC
4.000%, 8/1/20§	700,000	703,164
ERAC USA Finance LLC
2.600%, 12/1/21§	400,000	402,998
Norfolk Southern Corp.
3.650%, 8/1/25	60,000	64,017
2.900%, 6/15/26	157,000	161,257
3.800%, 8/1/28	25,000	27,237
2.550%, 11/1/29	11,000	10,920
4.837%, 10/1/41	20,000	23,455
3.942%, 11/1/47	26,000	27,763
4.100%, 5/15/49	20,000	22,206
3.400%, 11/1/49	45,000	44,203
4.050%, 8/15/52	30,000	32,908
Penske Truck Leasing Co. LP
4.875%, 7/11/22§	450,000	478,292
Ryder System, Inc.
3.450%, 11/15/21	13,000	13,305
2.800%, 3/1/22	2,000	2,025
2.500%, 9/1/22	20,000	20,092
3.400%, 3/1/23	30,000	30,880
3.750%, 6/9/23	7,000	7,307
3.650%, 3/18/24	25,000	26,207
Union Pacific Corp.
2.750%, 4/15/23	62,000	62,969
3.150%, 3/1/24	55,000	56,882
3.250%, 8/15/25	100,000	104,684
2.750%, 3/1/26	87,000	89,122
3.375%, 2/1/35	45,000	46,448
3.600%, 9/15/37	82,000	84,540
3.950%, 8/15/59	25,000	26,199
3.839%, 3/20/60§	36,000	36,499

		3,177,990

Trading Companies & Distributors (0.3%)
Air Lease Corp.
3.500%, 1/15/22	30,000	30,717
3.000%, 9/15/23	50,000	51,051
3.750%, 6/1/26	100,000	104,046
Aircastle Ltd.
5.125%, 3/15/21	610,000	630,275
5.500%, 2/15/22	10,000	10,617
5.000%, 4/1/23	10,000	10,677
4.125%, 5/1/24	10,000	10,457
Aviation Capital Group LLC
2.875%, 1/20/22§	500,000	503,417
BOC Aviation Ltd.
2.750%, 9/18/22§	100,000	100,203
3.500%, 10/10/24§	400,000	411,273
GATX Corp.
2.600%, 3/30/20	41,000	41,056
3.250%, 9/15/26	50,000	50,482
Mitsubishi Corp.
2.625%, 7/14/22 (m)	500,000	504,339

		2,458,610

Total Industrials		19,274,465

Information Technology (2.4%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
1.850%, 9/20/21	100,000	99,997
2.500%, 9/20/26	50,000	51,084
Motorola Solutions, Inc.
4.600%, 2/23/28	52,000	56,731
4.600%, 5/23/29	211,000	233,319
5.500%, 9/1/44	10,000	11,073

		452,204

Electronic Equipment, Instruments & Components (0.1%)
Allegion US Holding Co., Inc.
3.550%, 10/1/27	50,000	51,471
Amphenol Corp.
3.200%, 4/1/24	26,000	26,998
Arrow Electronics, Inc.
3.500%, 4/1/22	500,000	512,531
3.250%, 9/8/24	50,000	50,922
Corning, Inc.
3.700%, 11/15/23	10,000	10,443
4.375%, 11/15/57	90,000	91,490
Jabil, Inc.
3.950%, 1/12/28	100,000	102,990
Keysight Technologies, Inc.
4.600%, 4/6/27	75,000	82,829
Tyco Electronics Group SA
3.450%, 8/1/24	20,000	20,861
3.125%, 8/15/27	17,000	17,424

		967,959

IT Services (0.5%)
Fidelity National Information Services, Inc.
3.000%, 8/15/26	265,000	274,753
3.750%, 5/21/29	5,000	5,446
Fiserv, Inc.
4.750%, 6/15/21	20,000	20,772
3.800%, 10/1/23	25,000	26,389
2.750%, 7/1/24	100,000	101,740
3.850%, 6/1/25	51,000	54,571
3.200%, 7/1/26	384,000	397,430
4.200%, 10/1/28	160,000	176,588
3.500%, 7/1/29	215,000	225,840
Global Payments, Inc.
3.800%, 4/1/21	32,000	32,616
3.750%, 6/1/23	70,000	73,196
4.000%, 6/1/23	50,000	52,690
2.650%, 2/15/25	40,000	40,209
4.800%, 4/1/26	189,000	212,028
3.200%, 8/15/29	295,000	300,411
IBM Credit LLC
3.000%, 2/6/23	100,000	102,710
International Business Machines Corp.
2.250%, 2/19/21	100,000	100,404
2.500%, 1/27/22	100,000	101,290

See Notes to Financial Statements.

1617

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
1.875%, 8/1/22	$91,000	$90,927
3.000%, 5/15/24	200,000	206,859
3.450%, 2/19/26	100,000	106,071
3.300%, 5/15/26	397,000	416,137
3.500%, 5/15/29	100,000	107,519
Mastercard, Inc.
2.000%, 3/3/25	50,000	49,898
2.950%, 11/21/26	122,000	127,073
2.950%, 6/1/29	258,000	268,737
3.650%, 6/1/49	49,000	54,854
PayPal Holdings, Inc.
2.400%, 10/1/24	119,000	120,118
2.650%, 10/1/26	697,000	703,047
2.850%, 10/1/29	178,000	178,312
Visa, Inc.
3.150%, 12/14/25	100,000	105,739
4.300%, 12/14/45	15,000	18,511
Western Union Co. (The)
4.250%, 6/9/23	25,000	26,660

		4,879,545

Semiconductors & Semiconductor Equipment (0.8%)
Analog Devices, Inc.
2.950%, 1/12/21	50,000	50,379
3.900%, 12/15/25	14,000	15,055
3.500%, 12/5/26	25,000	26,326
Applied Materials, Inc.
5.100%, 10/1/35	14,000	17,817
4.350%, 4/1/47	144,000	173,186
Broadcom Corp.
2.375%, 1/15/20	322,000	322,015
3.000%, 1/15/22	113,000	114,698
3.125%, 1/15/25	27,000	27,291
3.875%, 1/15/27	869,000	901,666
Broadcom, Inc.
3.125%, 4/15/21§	50,000	50,595
3.125%, 10/15/22§	25,000	25,479
3.625%, 10/15/24§	600,000	622,271
4.250%, 4/15/26§	235,000	250,160
4.750%, 4/15/29§	100,000	109,506
Intel Corp.
2.350%, 5/11/22	100,000	101,240
2.700%, 12/15/22	45,000	46,103
3.700%, 7/29/25	100,000	108,311
KLA Corp.
4.125%, 11/1/21	28,000	28,915
4.650%, 11/1/24	50,000	55,091
4.100%, 3/15/29	130,000	142,339
5.000%, 3/15/49	70,000	85,501
Lam Research Corp.
2.750%, 3/15/20	61,000	61,059
3.750%, 3/15/26	236,000	253,186
4.000%, 3/15/29	30,000	32,988
4.875%, 3/15/49	90,000	111,074
Maxim Integrated Products, Inc.
3.450%, 6/15/27	25,000	25,832
Microchip Technology, Inc.
3.922%, 6/1/21	600,000	613,276
Micron Technology, Inc.
4.640%, 2/6/24	10,000	10,909
4.975%, 2/6/26	500,000	554,750
4.185%, 2/15/27	25,000	26,734
NVIDIA Corp.
3.200%, 9/16/26	492,000	517,455
NXP BV
4.125%, 6/1/21§	510,000	522,834
4.625%, 6/15/22§	700,000	737,731
4.625%, 6/1/23§	200,000	213,811
3.875%, 6/18/26§	100,000	105,529
4.300%, 6/18/29§	108,000	116,175
QUALCOMM, Inc.
2.600%, 1/30/23	50,000	50,911
3.250%, 5/20/27	75,000	78,704
4.800%, 5/20/45	28,000	34,210
4.300%, 5/20/47	33,000	37,587
Texas Instruments, Inc.
2.750%, 3/12/21	25,000	25,246
2.250%, 5/1/23 (x)	30,000	30,371
2.250%, 9/4/29	82,000	81,155
3.875%, 3/15/39	15,000	17,008
Xilinx, Inc.
2.950%, 6/1/24	50,000	51,411

		7,583,890

Software (0.4%)
Autodesk, Inc.
3.600%, 12/15/22	36,000	37,276
3.500%, 6/15/27	295,000	310,125
CA, Inc.
3.600%, 8/15/22	100,000	102,491
Microsoft Corp.
1.550%, 8/8/21	75,000	74,838
2.375%, 2/12/22	75,000	76,072
2.375%, 5/1/23	102,000	103,968
2.700%, 2/12/25	75,000	77,653
2.400%, 8/8/26	100,000	100,977
3.300%, 2/6/27	100,000	107,158
3.500%, 2/12/35	125,000	137,565
4.200%, 11/3/35	29,000	34,590
3.450%, 8/8/36	242,000	264,438
4.100%, 2/6/37	5,000	5,933
3.500%, 11/15/42	32,000	34,990
4.875%, 12/15/43	5,000	6,577
4.450%, 11/3/45	19,000	23,730
3.700%, 8/8/46	16,000	18,055
Oracle Corp.
1.900%, 9/15/21	770,000	770,612
2.500%, 5/15/22	12,000	12,180
2.500%, 10/15/22	73,000	74,194
2.625%, 2/15/23	70,000	71,482
3.400%, 7/8/24	75,000	79,316
2.950%, 11/15/24	75,000	77,953
2.950%, 5/15/25	100,000	104,156
2.650%, 7/15/26	155,000	158,223
3.250%, 11/15/27	9,000	9,518
3.900%, 5/15/35 (x)	111,000	124,594
3.800%, 11/15/37	6,000	6,568
5.375%, 7/15/40	59,000	76,987
4.000%, 7/15/46	24,000	26,522
VMware, Inc.
2.300%, 8/21/20	500,000	500,531
3.900%, 8/21/27	100,000	104,499

		3,713,771

See Notes to Financial Statements.

1618

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Technology Hardware, Storage & Peripherals (0.5%)
Apple, Inc. 2.250%, 2/23/21	$150,000	$150,744
2.150%, 2/9/22	100,000	100,838
2.850%, 2/23/23	30,000	30,913
2.400%, 5/3/23	136,000	138,294
3.000%, 2/9/24	59,000	61,095
2.850%, 5/11/24	200,000	206,649
3.250%, 2/23/26	110,000	116,850
3.350%, 2/9/27	50,000	53,508
2.900%, 9/12/27	150,000	155,969
3.850%, 5/4/43	239,000	267,517
4.250%, 2/9/47	22,000	26,227
Dell International LLC
4.420%, 6/15/21§	550,000	565,511
5.450%, 6/15/23§	660,000	717,791
6.020%, 6/15/26§	340,000	391,006
5.300%, 10/1/29§	200,000	222,821
8.100%, 7/15/36§	100,000	131,290
8.350%, 7/15/46§	5,000	6,762
EMC Corp.
2.650%, 6/1/20	500,000	498,760
Hewlett Packard Enterprise Co.
4.400%, 10/15/22 (e)	10,000	10,551
4.900%, 10/15/25 (e)	50,000	55,637
6.350%, 10/15/45 (e)	45,000	54,595
HP, Inc.
6.000%, 9/15/41	20,000	22,139
Seagate HDD Cayman
4.250%, 3/1/22	9,000	9,325
5.750%, 12/1/34	20,000	20,774

		4,015,566

Total Information Technology		21,612,935

Materials (0.5%)
Chemicals (0.4%)
Albemarle Corp.
4.150%, 12/1/24	100,000	106,358
Celanese US Holdings LLC
5.875%, 6/15/21	10,000	10,503
4.625%, 11/15/22	10,000	10,580
Dow Chemical Co. (The)
9.000%, 4/1/21	55,000	59,422
3.000%, 11/15/22	52,000	53,154
3.500%, 10/1/24	75,000	78,371
4.550%, 11/30/25	2,000	2,202
3.625%, 5/15/26	165,000	174,896
4.375%, 11/15/42	121,000	128,014
5.550%, 11/30/48	20,000	25,337
DuPont de Nemours, Inc.
4.205%, 11/15/23	100,000	106,911
4.493%, 11/15/25	307,000	337,722
5.419%, 11/15/48	73,000	90,120
Eastman Chemical Co.
3.600%, 8/15/22	45,000	46,502
Ecolab, Inc.
4.350%, 12/8/21	36,000	37,616
International Flavors & Fragrances, Inc.
3.400%, 9/25/20	500,000	504,739
LYB International Finance BV
4.000%, 7/15/23	36,000	37,952
4.875%, 3/15/44	25,000	28,345
LYB International Finance II BV
3.500%, 3/2/27	100,000	104,209
LYB International Finance III LLC
4.200%, 10/15/49	20,000	20,923
Methanex Corp.
5.250%, 12/15/29	25,000	25,834
Mosaic Co. (The)
3.250%, 11/15/22	50,000	51,161
Nutrien Ltd.
3.150%, 10/1/22	36,000	36,787
PPG Industries, Inc.
2.800%, 8/15/29	100,000	100,266
Praxair, Inc.
2.700%, 2/21/23	36,000	36,688
RPM International, Inc.
4.550%, 3/1/29	25,000	27,073
4.250%, 1/15/48	6,000	5,831
Sherwin-Williams Co. (The)
2.750%, 6/1/22	23,000	23,360
3.450%, 6/1/27	75,000	79,254
4.000%, 12/15/42	25,000	25,278
4.500%, 6/1/47	5,000	5,689
3.800%, 8/15/49	5,000	5,093
Syngenta Finance NV
3.698%, 4/24/20§	600,000	601,522
4.441%, 4/24/23§	400,000	417,790

		3,405,502

Construction Materials (0.0%)
CRH America, Inc.
5.750%, 1/15/21	45,000	46,578

Containers & Packaging (0.0%)
International Paper Co.
6.000%, 11/15/41	39,000	48,488
4.800%, 6/15/44	21,000	23,087
Packaging Corp. of America
3.400%, 12/15/27	35,000	36,287
WRKCo., Inc.
4.000%, 3/15/28	50,000	53,350

		161,212

Metals & Mining (0.1%)
Anglo American Capital plc
3.625%, 9/11/24§	200,000	208,180
4.875%, 5/14/25§	200,000	219,589
ArcelorMittal SA
6.250%, 2/25/22 (e)	10,000	10,775
3.600%, 7/16/24	111,000	113,852
6.125%, 6/1/25	13,000	14,901
4.550%, 3/11/26	34,000	36,040
Barrick Gold Corp.
5.250%, 4/1/42	30,000	35,805
BHP Billiton Finance USA Ltd.
2.875%, 2/24/22	27,000	27,519
Newmont Goldcorp Corp.
3.625%, 6/9/21	35,000	35,601
2.800%, 10/1/29	64,000	63,235

See Notes to Financial Statements.

1619

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Nucor Corp.
5.200%, 8/1/43	$17,000	$21,092
Reliance Steel & Aluminum Co.
4.500%, 4/15/23	36,000	38,076
Teck Resources Ltd.
6.000%, 8/15/40	3,000	3,335
6.250%, 7/15/41	17,000	19,450

		847,450

Paper & Forest Products (0.0%)
Fibria Overseas Finance Ltd.
5.500%, 1/17/27	25,000	27,391
Georgia-Pacific LLC
5.400%, 11/1/20§	140,000	143,688
3.734%, 7/15/23§	123,000	128,678
3.600%, 3/1/25§	25,000	26,283
7.375%, 12/1/25	65,000	81,224
7.750%, 11/15/29	20,000	28,021
8.875%, 5/15/31	21,000	32,492

		467,777

Total Materials		4,928,519

Real Estate (1.8%)
Equity Real Estate Investment Trusts (REITs) (1.7%)
Alexandria Real Estate Equities, Inc. (REIT)
3.450%, 4/30/25	525,000	548,821
3.800%, 4/15/26	50,000	53,036
American Campus Communities Operating Partnership LP (REIT)
3.625%, 11/15/27	50,000	52,428
American Tower Corp. (REIT) 3.450%, 9/15/21	500,000	510,862
2.250%, 1/15/22	50,000	50,200
3.000%, 6/15/23	50,000	50,969
5.000%, 2/15/24	50,000	54,837
3.375%, 5/15/24	700,000	723,939
AvalonBay Communities, Inc. (REIT)
4.200%, 12/15/23	50,000	53,698
3.300%, 6/1/29	15,000	15,817
Boston Properties LP (REIT) 3.200%, 1/15/25	100,000	103,562
2.750%, 10/1/26	50,000	50,542
Brandywine Operating Partnership LP (REIT)
3.950%, 2/15/23	500,000	520,897
3.950%, 11/15/27	25,000	26,123
Brixmor Operating Partnership LP (REIT)
3.250%, 9/15/23	500,000	514,055
3.850%, 2/1/25	100,000	104,936
3.900%, 3/15/27	500,000	522,036
Camden Property Trust (REIT) 4.100%, 10/15/28	10,000	11,060
CC Holdings GS V LLC (REIT) 3.849%, 4/15/23	132,000	138,585
Corporate Office Properties LP (REIT)
5.000%, 7/1/25	100,000	107,826
Crown Castle International Corp. (REIT)
5.250%, 1/15/23	400,000	434,379
3.150%, 7/15/23	50,000	51,427
3.700%, 6/15/26	500,000	528,108
3.650%, 9/1/27	50,000	52,661
Digital Realty Trust LP (REIT) 3.625%, 10/1/22	27,000	27,959
Duke Realty LP (REIT) 3.250%, 6/30/26	30,000	31,002
EPR Properties (REIT) 4.500%, 4/1/25	500,000	524,535
Equinix, Inc. (REIT) 5.875%, 1/15/26	30,000	31,774
5.375%, 5/15/27	20,000	21,800
3.200%, 11/18/29	25,000	25,094
ERP Operating LP (REIT) 3.000%, 4/15/23	75,000	77,291
Essex Portfolio LP (REIT) 3.875%, 5/1/24	25,000	26,443
4.000%, 3/1/29	25,000	27,041
GLP Capital LP (REIT) 5.375%, 11/1/23	10,000	10,881
3.350%, 9/1/24	100,000	102,071
5.250%, 6/1/25	410,000	449,028
5.375%, 4/15/26	15,000	16,559
5.750%, 6/1/28	10,000	11,354
Healthpeak Properties, Inc. (REIT)
3.150%, 8/1/22	36,000	36,837
4.250%, 11/15/23	33,000	35,103
Host Hotels & Resorts LP (REIT)
Series C 4.750%, 3/1/23	36,000	38,370
Kilroy Realty LP (REIT) 3.450%, 12/15/24	25,000	25,842
4.375%, 10/1/25	1,000,000	1,087,270
Kimco Realty Corp. (REIT) 3.200%, 5/1/21	25,000	25,314
Life Storage LP (REIT) 3.875%, 12/15/27	25,000	26,232
Mid-America Apartments LP (REIT) 3.950%, 3/15/29	50,000	54,187
National Retail Properties, Inc. (REIT) 3.800%, 10/15/22	27,000	28,031
Office Properties Income Trust (REIT)
4.500%, 2/1/25	100,000	103,406
Omega Healthcare Investors, Inc. (REIT) 4.375%, 8/1/23 (x)	400,000	422,977
4.500%, 1/15/25	500,000	534,465
Prologis LP (REIT) 4.250%, 8/15/23	50,000	53,242
Public Storage (REIT) 3.094%, 9/15/27	600,000	623,023
3.385%, 5/1/29	15,000	15,893
Realty Income Corp. (REIT) 3.250%, 10/15/22	100,000	103,091
Regency Centers LP (REIT) 2.950%, 9/15/29	25,000	24,914
Sabra Health Care LP (REIT)
4.800%, 6/1/24	500,000	531,610
3.900%, 10/15/29	25,000	25,112
Service Properties Trust (REIT)
4.750%, 10/1/26	500,000	512,030
4.950%, 2/15/27	70,000	72,523
Simon Property Group LP (REIT)
2.350%, 1/30/22	50,000	50,360
3.300%, 1/15/26	75,000	78,925

See Notes to Financial Statements.

1620

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
3.375%, 6/15/27		$75,000	$79,194
2.450%, 9/13/29		600,000	589,259
SL Green Operating Partnership LP (REIT)
3.250%, 10/15/22		25,000	25,534
Spirit Realty LP (REIT) 3.200%, 1/15/27		300,000	300,732
3.400%, 1/15/30		200,000	200,781
UDR, Inc. (REIT) 3.500%, 1/15/28		100,000	104,993
3.200%, 1/15/30		500,000	508,648
Unibail-Rodamco-Westfield SE (REIT)
1.000%, 3/14/25 (m)	EUR	500,000	583,197
Ventas Realty LP (REIT) 3.250%, 8/15/22		$36,000	36,948
3.500%, 4/15/24		25,000	26,011
VEREIT Operating Partnership LP (REIT)
4.600%, 2/6/24		10,000	10,772
4.625%, 11/1/25		500,000	542,592
4.875%, 6/1/26		10,000	11,031
Washington REIT (REIT) 3.950%, 10/15/22		36,000	37,263
WEA Finance LLC (REIT) 3.250%, 10/5/20§		500,000	503,528
Weingarten Realty Investors (REIT)
3.375%, 10/15/22		54,000	55,155
Welltower, Inc. (REIT) 3.625%, 3/15/24		20,000	20,985
4.000%, 6/1/25		100,000	107,443
Weyerhaeuser Co. (REIT) 4.625%, 9/15/23		50,000	53,694
WP Carey, Inc. (REIT) 3.850%, 7/15/29		50,000	52,461

			15,022,614

Real Estate Management & Development (0.1%)
CPI Property Group SA 2.125%, 10/4/24 (m)	EUR	400,000	467,328
Ontario Teachers’ Cadillac Fairview Properties Trust
3.125%, 3/20/22§		$500,000	510,202

			977,530

Total Real Estate			16,000,144

Utilities (1.7%)
Electric Utilities (1.4%)
AEP Texas, Inc. 3.950%, 6/1/28		145,000	158,109
Series H 3.450%, 1/15/50		25,000	25,063
AEP Transmission Co. LLC 3.750%, 12/1/47		10,000	10,672
4.250%, 9/15/48		31,000	35,457
3.800%, 6/15/49		80,000	86,298
3.150%, 9/15/49		40,000	39,046
Alabama Power Co. 6.000%, 3/1/39		3,000	4,109
3.750%, 3/1/45		84,000	89,148
3.450%, 10/1/49		48,000	48,934
Series 13-A 3.550%, 12/1/23		15,000	15,823
Series A 4.300%, 7/15/48		26,000	30,064
Series B 3.700%, 12/1/47		32,000	33,685
American Electric Power Co., Inc. 3.200%, 11/13/27		25,000	25,868
Series I 3.650%, 12/1/21		15,000	15,470
Avangrid, Inc. 3.150%, 12/1/24		25,000	25,723
Baltimore Gas & Electric Co. 3.500%, 8/15/46		67,000	67,977
3.750%, 8/15/47		33,000	34,960
4.250%, 9/15/48		15,000	17,276
3.200%, 9/15/49		43,000	41,944
CenterPoint Energy Houston Electric LLC
3.950%, 3/1/48		30,000	35,612
Commonwealth Edison Co. 4.600%, 8/15/43		10,000	12,018
Series 122 2.950%, 8/15/27		11,000	11,334
Dayton Power & Light Co. (The) 3.950%, 6/15/49§		74,000	75,612
DTE Electric Co. 2.650%, 6/15/22		45,000	45,708
3.950%, 3/1/49		10,000	11,444
Series A 4.050%, 5/15/48		90,000	108,757
Duke Energy Carolinas LLC 2.500%, 3/15/23		50,000	50,849
3.050%, 3/15/23		15,000	15,510
2.950%, 12/1/26		15,000	15,566
3.950%, 11/15/28		21,000	23,326
2.450%, 8/15/29 (x)		118,000	117,016
4.000%, 9/30/42		20,000	22,206
3.875%, 3/15/46		30,000	32,975
3.700%, 12/1/47		40,000	44,338
3.200%, 8/15/49		50,000	51,698
Duke Energy Corp.
(ICE LIBOR USD 3 Month + 0.50%), 2.409%, 5/14/21 (k)§		500,000	501,348
3.050%, 8/15/22		400,000	409,948
3.750%, 4/15/24		300,000	317,916
2.650%, 9/1/26		75,000	75,146
3.400%, 6/15/29		30,000	31,317
Duke Energy Florida LLC 3.800%, 7/15/28		45,000	50,244
2.500%, 12/1/29		164,000	163,683
6.400%, 6/15/38		62,000	89,092
3.400%, 10/1/46		30,000	30,604
Duke Energy Ohio, Inc. 3.650%, 2/1/29		175,000	190,031
Duke Energy Progress LLC 3.000%, 9/15/21		25,000	25,460
3.250%, 8/15/25		111,000	117,004
3.700%, 9/1/28		145,000	158,365
3.450%, 3/15/29		130,000	139,438
4.100%, 5/15/42		10,000	11,147
4.100%, 3/15/43		35,000	39,113
4.200%, 8/15/45		30,000	34,215
Edison International 2.400%, 9/15/22		11,000	10,929

See Notes to Financial Statements.

1621

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
3.125%, 11/15/22	$7,000	$7,102
3.550%, 11/15/24 (x)	421,000	433,447
Electricite de France SA 2.350%, 10/13/20§	500,000	500,555
Emera US Finance LP 3.550%, 6/15/26	50,000	52,141
Enel Finance International NV 4.250%, 9/14/23§	500,000	529,940
Entergy Arkansas LLC 3.750%, 2/15/21	924,000	937,162
Entergy Corp. 2.950%, 9/1/26	2,000	2,030
Entergy Louisiana LLC 5.400%, 11/1/24	20,000	22,755
4.200%, 9/1/48	85,000	96,947
4.200%, 4/1/50	5,000	6,118
Evergy, Inc. 2.450%, 9/15/24	35,000	35,154
Eversource Energy
Series M 3.300%, 1/15/28	150,000	154,717
Exelon Corp. 3.950%, 6/15/25	75,000	80,587
4.950%, 6/15/35	4,000	4,607
4.450%, 4/15/46	25,000	27,881
FirstEnergy Corp.
Series B 4.250%, 3/15/23	15,000	15,830
3.900%, 7/15/27	100,000	106,940
FirstEnergy Transmission LLC 4.350%, 1/15/25§	231,000	249,010
4.550%, 4/1/49§	65,000	74,235
Florida Power & Light Co. (ICE LIBOR USD 3 Month + 0.40%), 2.308%, 5/6/22 (k)	380,000	379,696
3.250%, 6/1/24	41,000	42,723
3.950%, 3/1/48	46,000	52,500
3.150%, 10/1/49	165,000	169,237
Fortis, Inc. 3.055%, 10/4/26	75,000	76,636
Indiana Michigan Power Co. 3.850%, 5/15/28	25,000	27,293
ITC Holdings Corp. 3.350%, 11/15/27	25,000	26,042
MidAmerican Energy Co. 3.650%, 4/15/29	215,000	235,961
4.250%, 7/15/49	44,000	52,257
3.150%, 4/15/50	50,000	51,467
Mid-Atlantic Interstate Transmission LLC
4.100%, 5/15/28§	2,000	2,198
NextEra Energy Capital Holdings, Inc.
2.403%, 9/1/21	50,000	50,318
2.900%, 4/1/22	600,000	611,279
1.950%, 9/1/22	700,000	699,466
2.800%, 1/15/23	75,000	76,424
3.625%, 6/15/23	50,000	52,202
3.550%, 5/1/27	25,000	26,551
Northern States Power Co. 3.400%, 8/15/42	70,000	74,265
4.000%, 8/15/45	15,000	16,789
3.600%, 9/15/47	10,000	10,719
2.900%, 3/1/50	54,000	53,081
NSTAR Electric Co. 2.375%, 10/15/22	45,000	45,365
3.200%, 5/15/27	18,000	18,803
3.250%, 5/15/29	10,000	10,579
Ohio Power Co. 4.000%, 6/1/49	40,000	44,791
Series G 6.600%, 2/15/33	50,000	70,729
Oncor Electric Delivery Co. LLC 3.700%, 11/15/28	110,000	120,072
4.550%, 12/1/41	28,000	33,643
4.100%, 11/15/48	3,000	3,472
3.800%, 6/1/49	39,000	42,995
3.100%, 9/15/49	36,000	34,936
PECO Energy Co. 1.700%, 9/15/21	100,000	99,867
PPL Capital Funding, Inc. 3.100%, 5/15/26	50,000	50,937
Public Service Electric & Gas Co. 2.375%, 5/15/23	10,000	10,125
3.050%, 11/15/24	50,000	52,057
3.000%, 5/15/25	4,000	4,160
3.000%, 5/15/27	8,000	8,310
3.650%, 9/1/28	90,000	98,086
3.200%, 5/15/29	107,000	113,030
Southern California Edison Co. 2.850%, 8/1/29	40,000	41,006
Series C 3.500%, 10/1/23	50,000	51,812
Series D 3.400%, 6/1/23	25,000	25,822
Southern Co. (The) 2.350%, 7/1/21	650,000	653,161
2.950%, 7/1/23	25,000	25,551
3.250%, 7/1/26	100,000	103,685
Southwestern Public Service Co. 3.750%, 6/15/49	2,000	2,120
Series 6 4.400%, 11/15/48	3,000	3,533
Tampa Electric Co. 4.300%, 6/15/48	15,000	18,144
4.450%, 6/15/49	59,000	69,057
3.625%, 6/15/50	15,000	16,169
Trans-Allegheny Interstate Line Co.
3.850%, 6/1/25§	241,000	256,868
Virginia Electric & Power Co. 3.300%, 12/1/49 (x)	48,000	48,585
Series A 3.500%, 3/15/27	88,000	93,590
Series B 4.200%, 5/15/45	66,000	74,610
Series C 2.750%, 3/15/23	186,000	189,491
4.000%, 11/15/46	5,000	5,529
Vistra Operations Co. LLC 4.300%, 7/15/29§	143,000	145,324
Wisconsin Electric Power Co. 2.950%, 9/15/21	45,000	45,614
Wisconsin Power & Light Co. 3.050%, 10/15/27	75,000	77,662
Xcel Energy, Inc. 3.350%, 12/1/26	100,000	105,263

		12,913,410

See Notes to Financial Statements.

1622

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Gas Utilities (0.1%)
Atmos Energy Corp. 3.375%, 9/15/49		$35,000	$35,321
CenterPoint Energy Resources Corp.
4.500%, 1/15/21		54,000	55,010
3.550%, 4/1/23		500,000	518,129
Dominion Energy Gas Holdings LLC
3.600%, 12/15/24		100,000	104,956
4.800%, 11/1/43		40,000	45,511
National Fuel Gas Co. 3.950%, 9/15/27		50,000	50,823
Piedmont Natural Gas Co., Inc. 3.640%, 11/1/46		9,000	8,991

			818,741

Multi-Utilities (0.2%)
Ameren Illinois Co. 3.800%, 5/15/28		50,000	54,685
3.250%, 3/15/50		65,000	65,566
Berkshire Hathaway Energy Co. 3.750%, 11/15/23		50,000	52,876
CenterPoint Energy, Inc. 2.500%, 9/1/24		25,000	24,978
Consolidated Edison Co. of New York, Inc.
Series B 3.125%, 11/15/27 (x)		25,000	26,115
Consumers Energy Co. 3.375%, 8/15/23		87,000	91,190
3.800%, 11/15/28		3,000	3,317
3.950%, 7/15/47		8,000	8,989
4.050%, 5/15/48		40,000	47,554
4.350%, 4/15/49		2,000	2,406
3.750%, 2/15/50		40,000	44,182
3.100%, 8/15/50		80,000	81,076
Dominion Energy, Inc. 4.104%, 4/1/21 (e)		40,000	40,925
(ICE LIBOR USD 3 Month + 3.06%), 5.750%, 10/1/54 (k)		50,000	53,750
Series B 2.750%, 9/15/22		45,000	45,691
DTE Energy Co.
Series C
+ 0.00%), 2.529%, 10/1/24 (e)(k)		20,000	19,991
Series D 3.700%, 8/1/23		25,000	26,093
NiSource, Inc. 2.650%, 11/17/22		20,000	20,217
Sempra Energy 2.400%, 3/15/20		400,000	400,103
(ICE LIBOR USD 3 Month + 0.45%), 2.344%, 3/15/21 (k)		600,000	600,243
2.875%, 10/1/22		32,000	32,597
2.900%, 2/1/23		100,000	101,909
Southern Co. Gas Capital Corp.
3.500%, 9/15/21		45,000	45,978

			1,890,431

Total Utilities			15,622,582

Total Corporate Bonds			266,990,343

Foreign Government Securities (2.2%)
Canadian Government Bond
1.250%, 11/1/21	CAD	7,800,000	5,958,226
2.000%, 11/15/22		$100,000	100,926
Export Development Canada
1.500%, 5/26/21		100,000	99,692
2.750%, 3/15/23		50,000	51,629
Export-Import Bank of Korea
4.000%, 1/29/21		182,000	186,095
2.750%, 1/25/22		100,000	101,562
Japan Bank for International Cooperation
2.375%, 11/16/22		200,000	202,268
2.375%, 4/20/26		200,000	202,253
2.250%, 11/4/26		50,000	50,124
3.500%, 10/31/28		200,000	221,679
Japan International Cooperation Agency
2.750%, 4/27/27		600,000	616,892
Kingdom of Spain 0.600%, 10/31/29 (m)	EUR	1,400,000	1,591,926
1.850%, 7/30/35 (m)		700,000	898,995
Province of Alberta Canada 2.200%, 7/26/22		$100,000	100,922
3.350%, 11/1/23		150,000	158,161
Province of British Columbia 2.000%, 10/23/22		50,000	50,362
1.750%, 9/27/24		15,000	14,900
Province of New Brunswick Canada
2.500%, 12/12/22		25,000	25,385
Province of Ontario 2.450%, 6/29/22		45,000	45,693
2.200%, 10/3/22		100,000	100,980
3.400%, 10/17/23		200,000	211,169
3.200%, 5/16/24		162,000	170,774
Province of Quebec 2.625%, 2/13/23		102,000	104,642
2.500%, 4/20/26		50,000	51,345
2.750%, 4/12/27		50,000	52,287
Provincia de Buenos Aires
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.75%), 44.063%, 4/12/25 (k)(m)(r)	ARS	310,000	2,183
Republic of Argentina
(ARLLMONP + 0.00%), 81.781%, 6/21/20 (k)(r)		800,000	6,828
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.00%), 52.564%, 4/3/22 (k)(r)		100,000	832
Republic of Chile 3.125%, 1/21/26		$100,000	104,437
Republic of Colombia 4.000%, 2/26/24		200,000	211,062
3.875%, 4/25/27		390,000	413,400
Republic of Hungary 6.375%, 3/29/21		200,000	211,000
5.375%, 3/25/24		160,000	179,950
Republic of Indonesia 4.450%, 2/11/24		200,000	215,250
8.250%, 5/15/29	IDR	1,627,000,000	127,394
8.375%, 3/15/34		862,000,000	66,874
7.500%, 6/15/35		1,042,000,000	74,871
8.375%, 4/15/39		1,450,000,000	112,151

See Notes to Financial Statements.

1623

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
Republic of Panama 4.000%, 9/22/24 (x)		$200,000	$214,125
3.875%, 3/17/28		200,000	218,188
Republic of Peru 4.125%, 8/25/27		258,000	288,960
6.150%, 8/12/32 (m)	PEN	2,700,000	920,208
Republic of Philippines 4.000%, 1/15/21		$136,000	138,677
3.000%, 2/1/28		300,000	311,616
Republic of Poland 5.125%, 4/21/21		45,000	46,885
4.000%, 1/22/24		75,000	80,454
Republic of Uruguay 4.375%, 10/27/27		292,625	323,168
Russian Federal Bond 7.100%, 10/16/24	RUB	7,907,000	133,377
8.500%, 9/17/31		11,277,000	214,271
State of Israel 2.875%, 3/16/26		$200,000	208,437
State of Qatar 4.500%, 4/23/28§		500,000	573,125
5.103%, 4/23/48§		500,000	642,500
Svensk Exportkredit AB 2.375%, 3/9/22		200,000	202,517
Tokyo Metropolitan Government Bond
2.500%, 6/8/22§		900,000	909,377
United Mexican States 3.625%, 3/15/22		192,000	198,000
4.000%, 10/2/23		150,000	158,062
8.000%, 9/5/24	MXN	1,045,000	57,910
10.000%, 12/5/24		5,223,000	313,039
4.150%, 3/28/27		$696,000	745,373
3.750%, 1/11/28		200,000	207,750

Total Foreign Government Securities			20,201,138

Loan Participations (0.2%)
Financials (0.1%)
Consumer Finance (0.1%)
AerCap Delos fka Delos Finance Sarl, 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 1.75%), 3.695%, 10/6/23 (k)		910,000	912,925

Total Financials			912,925

Industrials (0.1%)
Building Products (0.1%)
Ply Gem, Inc., Term Loan B
(ICE LIBOR USD 1 Month + 3.75%), 5.486%, 4/1/25 (k)		985,000	980,486

Total Industrials			980,486

Total Loan Participations			1,893,411

Mortgage-Backed Securities (25.5%)
FHLMC 3.000%, 9/1/27		22,813	23,462
3.000%, 7/1/28		11,867	12,212
2.500%, 1/1/29		34,312	34,735
3.000%, 1/1/30		26,733	27,494
2.500%, 3/1/30		23,294	23,618
2.500%, 5/1/30		64,806	65,685
3.000%, 5/1/30		53,886	55,504
3.000%, 6/1/30		101,979	104,946
2.500%, 7/1/30		24,887	25,232
3.000%, 7/1/30		54,198	55,780
2.500%, 8/1/30		77,086	78,156
3.000%, 8/1/30		16,767	17,255
2.500%, 9/1/30		97,011	98,358
3.500%, 9/1/30		46,367	48,346
2.500%, 4/1/31		84,570	85,744
3.500%, 4/1/31		3,285	3,429
4.150%, 11/1/31 (l)		1,406	1,473
5.500%, 2/1/35		8,967	10,037
4.500%, 2/1/39		20,879	22,665
4.500%, 12/1/39		9,677	10,524
4.000%, 8/1/40		11,382	12,209
4.000%, 9/1/40		23,271	24,962
3.500%, 12/1/40		45,981	48,615
4.000%, 4/1/41		517	555
4.500%, 5/1/41		57,286	62,155
5.500%, 6/1/41		36,232	40,832
5.000%, 11/1/41		96,703	106,225
3.500%, 4/1/42		70,775	75,051
3.500%, 5/1/42		1,954	2,058
3.500%, 8/1/42		94,586	99,985
3.500%, 10/1/42		19,349	20,350
3.500%, 11/1/42		47,292	49,810
3.000%, 12/1/42		105,765	109,468
3.000%, 1/1/43		54,031	55,805
3.000%, 3/1/43		53,509	55,082
3.000%, 4/1/43		373,351	384,321
3.500%, 6/1/43		29,210	30,980
3.000%, 7/1/43		270,962	280,448
3.500%, 7/1/43		8,262	8,813
3.000%, 8/1/43		156,831	161,439
4.500%, 9/1/43		71,830	77,676
4.500%, 11/1/43		17,041	18,425
3.500%, 12/1/43		212,644	224,429
4.500%, 12/1/43		65,868	71,343
3.500%, 1/1/44		955,010	1,010,242
3.500%, 4/1/44		95,880	101,973
4.000%, 4/1/44		46,237	49,627
3.500%, 6/1/44		11,469	12,105
4.000%, 7/1/44		16,761	17,921
4.000%, 8/1/44		72,118	77,745
3.500%, 12/1/44		249,103	262,442
3.000%, 1/1/45		3,667,972	3,764,284
3.000%, 7/1/45		1,885,026	1,932,755
3.500%, 8/1/45		405,642	430,658
3.500%, 9/1/45		6,367	6,785
4.000%, 9/1/45		46,281	49,685
4.000%, 12/1/45		19,911	21,318
3.500%, 1/1/46		43,553	45,749
3.500%, 3/1/46		31,506	33,095
3.500%, 5/1/46		37,016	38,882
3.500%, 7/1/46		354,632	376,169
4.000%, 7/1/46		43,974	46,909
4.000%, 8/1/46		23,099	24,640

See Notes to Financial Statements.

1624

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
4.000%, 9/1/46	$3,622	$3,861
4.000%, 10/1/46	7,220	7,698
3.000%, 11/1/46	66,371	67,989
3.000%, 12/1/46	338,265	348,985
3.000%, 1/1/47	9,986	10,230
3.000%, 2/1/47	14,840	15,201
4.000%, 2/1/47	152,814	162,915
3.500%, 3/1/47	92,253	96,657
4.500%, 4/1/47	146,339	157,593
4.500%, 5/1/47	57,359	62,198
3.500%, 7/1/47	15,891	16,861
4.500%, 7/1/47	215,770	233,203
3.500%, 10/1/47	79,244	84,428
3.500%, 12/1/47	74,286	79,146
3.500%, 1/1/48	26,412	27,984
4.500%, 7/1/48	437,939	474,887
4.500%, 8/1/48	914,019	990,787
4.500%, 4/1/49	129,669	139,109
FNMA
4.465%, 1/1/28 (l)	8,099	8,339
2.740%, 7/1/29	4,000,000	4,094,375
2.770%, 7/1/31	3,000,000	3,029,931
2.560%, 12/1/31	3,200,000	3,174,498
2.405%, 3/1/33 (l)	10,307	10,302
3.966%, 1/1/36 (l)	99,993	104,247
6.000%, 7/1/39	15,221	17,331
4.356%, 12/1/40 (l)	2,480	2,565
4.000%, 1/1/41	16,684	17,776
2.714%, 5/1/44 (l)	2,964,096	3,011,350
3.500%, 12/1/44	1,291,116	1,333,205
3.500%, 2/1/45	3,319,901	3,428,126
3.000%, 4/1/45	2,493,390	2,533,950
3.000%, 5/1/45	3,275,633	3,328,918
FNMA UMBS
2.500%, 9/1/27	28,007	28,337
2.500%, 4/1/28	7,938	8,032
2.500%, 8/1/28	21,408	21,660
3.500%, 3/1/29	29,866	31,170
3.000%, 4/1/29	38,320	39,377
3.500%, 4/1/29	76,889	80,247
3.000%, 5/1/29	45,478	46,733
3.000%, 6/1/29	40,963	42,094
3.500%, 7/1/29	43,371	45,265
3.000%, 9/1/29	37,462	38,508
3.500%, 9/1/29	42,481	44,335
3.000%, 10/1/29	23,746	24,417
3.500%, 12/1/29	30,015	31,325
3.000%, 1/1/30	190,814	196,140
2.500%, 2/1/30	11,200	11,338
3.000%, 3/1/30	37,527	38,586
2.500%, 4/1/30	25,104	25,431
3.000%, 4/1/30	30,341	31,188
2.500%, 5/1/30	11,726	11,882
3.000%, 5/1/30	18,554	19,078
2.500%, 7/1/30	36,332	36,817
3.000%, 7/1/30	66,238	68,135
2.500%, 8/1/30	125,255	126,881
3.000%, 8/1/30	175,177	180,192
3.500%, 8/1/30	98,344	102,618
2.500%, 9/1/30	52,672	53,375
3.000%, 9/1/30	73,115	75,233
2.500%, 11/1/30	110,996	112,477
2.500%, 3/1/31	13,986	14,151
3.000%, 3/1/31	9,945	10,235
2.500%, 6/1/31	32,610	33,045
2.500%, 7/1/31	23,063	23,370
2.500%, 8/1/31	3,319	3,363
3.000%, 8/1/31	187,304	192,743
4.000%, 8/1/31	10,855	11,510
3.000%, 9/1/31	23,596	24,284
2.000%, 10/1/31	10,433	10,341
2.500%, 10/1/31	183,354	185,772
2.000%, 11/1/31	133,061	131,897
2.500%, 11/1/31	79,153	80,205
2.000%, 12/1/31	13,826	13,705
2.500%, 2/1/32	5,393	5,461
3.500%, 2/1/32	103,642	108,330
2.000%, 3/1/32	85,880	85,129
2.500%, 3/1/32	19,590	19,870
3.500%, 4/1/32	232,316	243,694
3.500%, 5/1/32	164,624	172,532
3.000%, 6/1/32	46,286	47,809
2.500%, 8/1/32	133,788	135,489
3.000%, 9/1/32	44,090	45,417
2.500%, 2/1/33	232,105	235,201
4.000%, 10/1/33	224,861	238,199
4.000%, 11/1/33	273,135	289,468
6.000%, 2/1/34	24,889	28,267
5.500%, 5/1/34	112,358	125,403
6.000%, 8/1/34	13,801	15,705
3.000%, 9/1/34	2,216,879	2,284,117
3.500%, 12/1/34	1,725,600	1,804,501
5.000%, 2/1/35	134,301	147,613
5.500%, 2/1/35	64,130	71,576
6.000%, 4/1/35	220,786	250,327
5.000%, 9/1/35	7,728	8,462
5.500%, 12/1/35	38,333	42,946
4.000%, 1/1/36	47,791	50,956
3.000%, 10/1/36	4,392	4,537
3.000%, 11/1/36	45,871	47,436
3.000%, 12/1/36	67,788	70,122
6.000%, 2/1/38	10,670	12,281
6.000%, 3/1/38	3,453	3,970
6.000%, 5/1/38	11,242	12,947
6.000%, 10/1/38	3,507	4,036
6.000%, 12/1/38	4,899	5,629
5.500%, 1/1/39	17,976	20,231
4.000%, 5/1/39	559	595
4.000%, 6/1/39	13,317	14,260
4.000%, 7/1/39	18,367	19,557
4.500%, 7/1/39	173,005	188,024
5.500%, 9/1/39	46,134	51,597
3.000%, 11/1/39	61,147	62,543
5.500%, 12/1/39	25,457	28,471
2.500%, 1/1/40	2,900,000	2,906,480
5.500%, 3/1/40	3,363	3,756
6.500%, 5/1/40	90,265	105,987
4.000%, 7/1/40	41,770	44,771
4.500%, 7/1/40	36,633	39,813
4.000%, 8/1/40	75,568	81,032

See Notes to Financial Statements.

1625

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
4.000%, 9/1/40	$77,737	$83,334
4.000%, 10/1/40	56,681	60,763
4.000%, 11/1/40	13,474	14,441
4.000%, 12/1/40	861,655	923,430
4.000%, 4/1/41	6,514	6,981
5.500%, 4/1/41	5,907	6,530
4.500%, 5/1/41	2,125	2,307
4.500%, 7/1/41	8,009	8,684
5.000%, 7/1/41	171,672	188,191
5.000%, 8/1/41	4,518	4,953
4.000%, 9/1/41	172,901	185,243
4.500%, 9/1/41	25,841	28,003
4.000%, 10/1/41	11,516	12,338
4.500%, 10/1/41	7,613	8,264
4.000%, 12/1/41	46,008	49,608
3.500%, 1/1/42	36,525	38,527
4.000%, 1/1/42	71,832	76,982
4.000%, 2/1/42	38,296	41,006
3.500%, 4/1/42	18,173	19,134
3.500%, 5/1/42	10,422	11,053
4.000%, 5/1/42	87,359	93,540
3.500%, 6/1/42	5,270	5,549
4.000%, 6/1/42	21,390	22,904
3.500%, 7/1/42	4,729	4,978
4.000%, 7/1/42	150,133	161,749
3.000%, 8/1/42	206,530	213,698
3.500%, 8/1/42	9,085	9,563
4.000%, 8/1/42	12,386	13,262
4.500%, 8/1/42	18,882	20,439
3.500%, 9/1/42	44,692	47,043
4.000%, 9/1/42	22,256	23,830
4.500%, 9/1/42	31,477	34,210
3.500%, 10/1/42	35,323	37,181
3.000%, 12/1/42	55,301	57,203
3.500%, 12/1/42	52,948	55,743
4.000%, 12/1/42	91,312	98,247
3.000%, 1/1/43	111,308	115,173
4.000%, 1/1/43	36,128	38,707
3.000%, 2/1/43	216,115	223,682
3.500%, 2/1/43	43,428	45,957
3.000%, 3/1/43	426,975	440,373
3.500%, 3/1/43	56,710	59,968
4.000%, 3/1/43	14,377	15,439
3.000%, 4/1/43	299,739	309,370
3.500%, 4/1/43	2,377	2,502
3.000%, 5/1/43	407,184	421,123
3.500%, 5/1/43	11,975	12,619
3.000%, 6/1/43	75,031	77,720
3.500%, 6/1/43	49,735	52,631
3.000%, 7/1/43	594,662	615,187
3.500%, 7/1/43	168,112	177,790
3.000%, 8/1/43	40,853	42,041
3.500%, 8/1/43	146,610	155,388
4.500%, 9/1/43	55,073	59,510
4.000%, 10/1/43	162,855	174,463
3.500%, 11/1/43	97,836	103,012
4.500%, 11/1/43	151,425	167,172
4.500%, 12/1/43	30,408	32,858
5.000%, 12/1/43	252,899	277,629
4.500%, 1/1/44	43,868	47,402
3.500%, 5/1/44	449,232	478,898
4.500%, 6/1/44	298,969	324,642
3.500%, 7/1/44	47,607	50,335
4.000%, 8/1/44	452,708	489,990
3.000%, 10/1/44	2,264,976	2,330,841
4.000%, 12/1/44	28,244	30,419
3.500%, 2/1/45	46,803	49,221
4.000%, 2/1/45	37,657	40,392
4.000%, 5/1/45	40,090	43,427
3.500%, 7/1/45	122,056	128,648
4.500%, 7/1/45	86,824	94,496
3.500%, 10/1/45	83,618	87,415
4.000%, 10/1/45	107,180	115,171
3.500%, 11/1/45	151,137	160,362
4.000%, 11/1/45	81,276	86,940
4.500%, 11/1/45	127,488	138,593
3.500%, 12/1/45	34,609	36,873
4.000%, 12/1/45	73,413	78,467
4.500%, 12/1/45	67,424	72,855
4.000%, 1/1/46	37,014	39,711
3.500%, 3/1/46	47,107	49,453
3.500%, 4/1/46	88,395	92,405
3.500%, 5/1/46	29,286	30,744
3.000%, 6/1/46	63,810	65,943
3.500%, 6/1/46	136,335	143,080
4.000%, 6/1/46	151,814	160,831
4.500%, 7/1/46	213,325	235,510
3.000%, 8/1/46	3,092	3,204
3.500%, 8/1/46	59,852	62,813
3.000%, 9/1/46	79,607	82,240
3.500%, 9/1/46	65,461	68,955
3.000%, 11/1/46	173,184	178,549
3.500%, 11/1/46	142,163	150,455
4.000%, 11/1/46	42,910	46,200
3.000%, 12/1/46	3,179,225	3,255,909
3.500%, 12/1/46	285,355	300,951
3.000%, 1/1/47	15,811	16,330
3.500%, 1/1/47	315,985	335,919
4.000%, 1/1/47	24,669	26,731
2.500%, 2/1/47	2,359,731	2,346,569
3.000%, 2/1/47	119,315	123,036
3.500%, 2/1/47	36,464	38,633
3.000%, 3/1/47	119,202	122,741
4.000%, 3/1/47	3,078,988	3,263,652
3.000%, 4/1/47	3,431,340	3,512,893
3.500%, 5/1/47	90,376	95,409
3.500%, 6/1/47	53,594	56,580
3.500%, 7/1/47	36,924	38,982
4.000%, 8/1/47	78,087	83,075
3.500%, 10/1/47	77,494	82,103
4.500%, 10/1/47	16,734	18,124
3.500%, 11/1/47	48,994	52,169
4.500%, 11/1/47	222,243	238,365
3.500%, 12/1/47	453,833	479,643
3.500%, 1/1/48	293,906	311,723
4.500%, 1/1/48	195,112	209,367
4.000%, 3/1/48	141,188	152,899
4.000%, 4/1/48	86,973	94,070
4.500%, 4/1/48	50,672	55,894
4.500%, 5/1/48	1,322,318	1,432,825
3.500%, 6/1/48	3,603,614	3,734,601
4.500%, 7/1/48	31,163	34,120
4.000%, 8/1/48	154,214	164,296
4.500%, 8/1/48	145,267	157,242
4.500%, 11/1/48	129,946	139,318
4.500%, 2/1/49	441,095	477,318
4.500%, 5/1/49	611,409	677,286
FNMA/FHLMC UMBS, 15 Year, Single Family
2.500%, 1/25/35 TBA	165,000	166,495

See Notes to Financial Statements.

1626

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
3.000%, 1/25/35 TBA	$995,000	$1,019,875
3.500%, 1/25/35 TBA	29,856	30,955
4.500%, 1/25/35 TBA	279,000	287,849
FNMA/FHLMC UMBS, 30 Year, Single Family
2.500%, 1/25/50 TBA	1,087,000	1,075,026
3.000%, 1/25/50 TBA	4,785,569	4,854,362
3.500%, 1/25/50 TBA	4,967,418	5,110,619
4.000%, 1/25/50 TBA	14,390,000	14,968,973
4.500%, 1/25/50 TBA	3,321,000	3,496,909
5.000%, 1/25/50 TBA	467,000	499,252
3.000%, 2/25/50 TBA	30,600,000	31,020,750
3.500%, 2/25/50 TBA	19,700,000	20,263,298
4.000%, 2/25/50 TBA	5,400,000	5,619,797
4.500%, 2/25/50 TBA	1,260,000	1,327,528
4.000%, 3/25/50 TBA	3,000,000	3,121,758
GNMA
3.250%, 7/20/27 (l)	591	603
5.500%, 4/15/33	912	1,005
5.000%, 12/15/38	6,716	7,404
4.000%, 4/20/39	3,002	3,203
5.000%, 7/15/39	35,474	39,277
4.000%, 7/20/39	6,954	7,421
5.000%, 10/20/39	6,936	7,633
4.500%, 12/20/39	2,839	3,093
4.500%, 1/20/40	3,544	3,861
4.500%, 2/20/40	2,813	3,071
4.500%, 5/20/40	250	273
4.000%, 10/20/40	38,269	40,778
4.000%, 11/20/40	115,936	123,538
5.000%, 12/15/40	24,140	26,723
4.000%, 12/20/40	46,046	49,066
4.000%, 1/20/41	39,150	41,717
4.000%, 3/15/41	28,134	30,086
4.500%, 7/20/41	15,888	17,314
3.500%, 1/15/42	22,745	24,036
4.500%, 2/15/42	213,282	232,498
5.000%, 7/20/42	17,182	18,898
3.500%, 4/15/43	38,442	40,252
3.500%, 4/20/43	73,780	77,422
3.500%, 2/20/44	268,102	281,167
5.000%, 7/20/44	2,543	2,769
4.000%, 10/20/44	1,285	1,359
3.500%, 1/20/45	1,174,354	1,197,451
3.000%, 2/15/45	53,676	55,392
3.000%, 4/20/45	147,661	152,673
3.500%, 5/20/45	66,140	69,260
3.000%, 6/20/45	316,943	327,701
3.000%, 7/15/45	661,615	681,527
3.000%, 10/20/45	75,932	78,509
3.500%, 3/20/46	1,315,475	1,375,468
3.000%, 4/20/46	751,315	774,938
3.500%, 4/20/46	1,309,974	1,368,079
3.500%, 5/20/46	63,870	66,704
3.000%, 6/20/46	136,189	140,470
3.500%, 6/20/46	805,062	840,771
3.000%, 7/20/46	212,039	218,707
3.500%, 7/20/46	283,280	295,845
3.000%, 8/20/46	22,936	23,636
3.000%, 9/20/46	509,671	525,218
3.500%, 9/20/46	927,221	967,480
3.000%, 10/20/46	15,898	16,382
3.500%, 10/20/46	88,303	92,777
3.000%, 12/20/46	47,860	49,320
4.000%, 6/20/47	160,332	167,539
4.000%, 11/20/47	187,204	195,443
4.000%, 12/20/47	92,474	96,543
4.500%, 9/20/48	56,740	59,880
5.000%, 1/20/49	30,951	32,680
5.000%, 2/20/49	1,308,502	1,379,366
4.500%, 3/20/49	544,077	568,405
4.500%, 6/20/49	971,992	1,018,794
2.500%, 1/15/50 TBA	216,000	216,894
3.000%, 1/15/50 TBA	2,517,500	2,586,731
3.500%, 1/15/50 TBA	1,265,000	1,312,902
4.000%, 1/15/50 TBA	17,510,500	18,126,103
4.500%, 1/15/50 TBA	860,000	899,238
5.000%, 1/15/50 TBA	3,817,000	4,019,778
5.500%, 1/15/50 TBA	250,000	264,160
3.000%, 2/15/50 TBA	3,000,000	3,079,687
3.500%, 2/15/50 TBA	7,119,000	7,340,913
4.000%, 2/15/50 TBA	730,000	756,320

Total Mortgage-Backed Securities		230,794,434

Municipal Bonds (1.5%)
American Municipal Power, Inc. OH Combined Hydroelectric Projects Revenue Bonds, Taxable, Series 2009A 6.449%, 2/15/44	55,000	76,587
American Municipal Power, Inc., Revenue Bonds, Class B 7.834%, 2/15/41	20,000	31,300
Berks County Industrial Development Authority Health System Revenue Bonds, Series 2017 5.000%, 11/1/47	30,000	34,123
California Infrastructure and Economic Development Bank Revenue Bonds, Series 2017 7.300%, 10/1/39	25,000	38,175
City of Atlanta, Georgia Water and Wastewater Revenue Refunding Bonds, Series 2015 5.000%, 11/1/40	20,000	23,272
City of Chicago Taxable General Obligation Bonds, Series 2015B 5.633%, 1/1/20	300,000	300,000
City of Cleveland, Ohio Various Purpose General Obligation Bonds, Series 2018 5.000%, 12/1/43	70,000	84,067
City of New York General Obligation Bonds Fiscal, Tax-Exempt Bonds, Series 2018 Subseries F-1 5.000%, 4/1/43	110,000	132,702
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010GG 5.724%, 6/15/42	105,000	148,070
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2011EE 5.500%, 6/15/43	270,000	281,669

See Notes to Financial Statements.

1627

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series BB 5.882%, 6/15/44	$45,000	$65,533
City of San Antonio, Electric & Gas Systems, Revenue Bonds, Series 2010A 5.808%, 2/1/41	45,000	61,884
City of San Antonio, Water System, Series C 5.000%, 5/15/46	150,000	176,254
Colorado Health Facilities Authority Revenue Bonds, Commonspirit Health Series 2019A-2 5.000%, 8/1/44	160,000	188,560
Commonwealth Financing Authourity PA Revenue Taxable-Series 2019A 3.807%, 6/1/41	160,000	170,450
Commonwealth Massachusetts General Obligations Bonds,Taxable Series H 2.900%, 9/1/49	60,000	56,632
Connecticut St Taxable-Teachers Retirement-A (CT) 5.850%, 3/15/32	75,000	96,581
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E 6.600%, 8/1/42	25,000	38,413
County of Los Angeles Public Works Financing Authority, Revenue Bonds, Series 2010-B 5.841%, 8/1/21	145,000	153,777
County of Los Angeles Unified School District, General Obligation Bonds 6.758%, 7/1/34	60,000	82,717
County of Miami-Dade, Florida Aviation Revenue, Series C 4.062%, 10/1/31	25,000	27,120
District of Columbia General Obligation Bonds, Series 2016A 5.000%, 6/1/41	180,000	211,874
Dutchess County Local Development Corporation Health Quest Systems, Inc. Project Revenue Bonds, Series 2016B 5.000%, 7/1/46	450,000	518,836
Foothill/Eastern Transportation Corridor Agency Toll Road Refunding Revenue Bonds, Series 2019A 4.094%, 1/15/49	25,000	24,959
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A 6.637%, 4/1/57	35,000	47,127
Health and Educational Facilities Authority of The State of Missouri Taxable Educational Facilities Revenue Bonds, Series 2016A 3.651%, 1/15/46	10,000	10,695
Hospital Authority Of The City Of Dubois Hospital Revenue Bonds, Series 2018 5.000%, 7/15/43	20,000	23,299
Housing & Community Development Authority, Series A, GNMA, GNMA COLL 3.800%, 7/1/38	10,000	10,723
Idaho Health Facilities Authority Hospital Revenue Bonds, Trinity Health Credit Group, Series A 5.000%, 12/1/47	20,000	23,686
Indiana Finance Authority First Lien Wastewater Utility Revenue Bonds, Series 2015A 5.000%, 10/1/45	40,000	45,500
Indiana Finance Authority First Lien Wastewater Utility Revenue Bonds, Series 2016A 5.000%, 10/1/46	130,000	151,941
Long Island Power Authority Electric System General Revenue Bonds, Series 2017 5.000%, 9/1/47	70,000	83,019
Louisiana Public Facilities Authority Revenue Bonds, Series 2018E 5.000%, 7/1/48	20,000	23,717
Maryland Health And Higher Educational Facilities Authority Revenue Bonds, Series 2015 5.000%, 8/15/25	30,000	35,427
5.000%, 8/15/27	20,000	23,472
Massachusetts Development Finance Agency 5.000%, 7/1/44	40,000	46,426
Massachusetts Development Finance Agency Revenue Bonds, Caregroup Issue, Series J-2 5.000%, 7/1/43	30,000	35,429
5.000%, 7/1/48	30,000	35,225
Massachusetts School Building Authority Subordinated Dedicated Sales Tax Refunding Bonds, Series 2019B 2.866%, 10/15/31	90,000	90,391
Mesquite Independent School District, PSF-GTD 5.000%, 8/15/43	180,000	216,083
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Bonds, Series 2015A 5.000%, 7/1/41	40,000	46,413

See Notes to Financial Statements.

1628

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Metropolitan Transportation Authority, Revenue Bonds, Series 2010E 6.814%, 11/15/40	$45,000	$63,904
Michigan Finance Authority Hospital Revenue Refunding Bonds, Series 2016 5.000%, 11/15/28	20,000	24,258
Michigan Finance Authority Hospital Revenue Refunding Bonds, Series 2019-T 3.384%, 12/1/40	60,000	59,866
Michigan State Housing Development Authority Rental Housing Revenue Bonds, Series A 4.000%, 10/1/43	10,000	10,738
4.050%, 10/1/48	10,000	10,695
4.150%, 10/1/53	30,000	31,962
Michigan State Housing Development Authority Rental Housing Revenue Bonds, Series B 3.550%, 10/1/33	10,000	10,681
New Hope Cultural Education Facilities Finance Corporation Hospital Revenue Bonds, Series 2017A 5.000%, 8/15/47	20,000	23,517
New Jersey Economic Development Authority, Revenue Bonds, Series B, AGM (Zero Coupon), 2/15/22	800,000	763,248
New Jersey Transportation Trust Fund Authority Transportation Program Bonds, Series 2019 4.000%, 6/15/44	140,000	146,280
New Jersey Transportation Trust Fund Authority Transportation System Bonds, Series 2019B 4.131%, 6/15/42	35,000	34,717
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds, Series 2009B 6.875%, 12/15/39	1,670,000	1,674,392
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds, Series 2010C 5.754%, 12/15/28	50,000	57,480
New Jersey Turnpike Authority, Revenue Bonds, Series 2009F 7.414%, 1/1/40	56,000	87,845
New Mexico Mortgage Finance Authority Single Family Mortgage Program Bonds,Series 2019D, GNMA/FNMA/FHLMC 3.350%, 7/1/49	500,000	515,465
New York & New Jersey Port Authority, Consolidated Bonds, Series 181 4.960%, 8/1/46	55,000	71,041
New York City Housing Development Corporation Multi-Family Housing Revenue Bonds 2018 Series C-1-A 3.700%, 11/1/38	20,000	21,229
4.000%, 11/1/53	50,000	52,741
New York City Housing Development Corporation Multi-Family Housing Revenue Bonds 2018 Series C-1-B 3.850%, 11/1/43	50,000	52,874
New York City Housing Development Corporation Multi-Family Housing Revenue Bonds, Series 2014 C-1-A 4.200%, 11/1/44	210,000	218,788
New York City Municipal Water Finance Authority Water and System Revenue Bonds 5.440%, 6/15/43	25,000	34,365
New York City Municipal Water Finance Authority Water and System Revenue Bonds, Series 2011EE 5.375%, 6/15/43	230,000	239,320
New York City Municipal Water Finance Authority Water and System Revenue Bonds, Series 2018-CC-1 5.000%, 6/15/48	80,000	95,483
New York City Transitional Finance Authority, New York Future Tax Secured Taxable Subordinate Bonds, Series 2014A, Subseries A-2 3.650%, 11/1/24	55,000	57,861
3.750%, 11/1/25	55,000	57,817
New York City Transitional Finance Authority, New York Future Tax Secured Taxable Subordinate Bonds, Series 2019 B, Subseries B-3 3.900%, 8/1/31	70,000	75,775
New York City Transitional Finance Authority, New York Future Tax Secured Taxable Subordinate Bonds, Subseries 2018C-4 3.550%, 5/1/25	75,000	79,999
North Carolina Turnpike Authority Triangle Expressway System Senior Lien Turnpike Revenue Refunding Bonds, Series 2018, AGM 5.000%, 1/1/35	20,000	24,609
North Las Vegas, Nevada General Obligation Wastewater Reclamation System Refunding Bonds, Series 2019 5.000%, 6/1/28	140,000	175,573

See Notes to Financial Statements.

1629

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Oregon School Boards Association, Taxable-Pension-Series 2002B, NATL-RE 5.550%, 6/30/28	$105,000	$124,248
Oregon School Boards Association, Taxable-Pension-Series 2003B, NATL-RE 5.680%, 6/30/28	75,000	89,927
Oregon St Taxable-Pension (OR) 5.892%, 6/1/27	115,000	136,295
Pennsylvania Turnpike Commission Turnpike Revenue Bonds, Series 2016 A-1 5.000%, 12/1/46	20,000	23,164
Pennsylvania Turnpike Commission, Revenue Bonds, Subseries B 5.000%, 12/1/48	40,000	47,667
Regents of the University of California Medical Center, Revenue Bonds, Series 2010H 5.235%, 5/15/22	545,000	586,186
Rutgers The State University of New Jersey 5.665%, 5/1/40	110,000	143,441
Sacramento County Sanitation Districts Financing Authority, Revenue Various Refunding Sacramento, Series B, NATL-RE
(ICE LIBOR USD 3 Month + 0.53%, 12.00% Cap), 1.808%, 12/1/35 (k)	120,000	114,792
Salt River Project Agricultural Improvement and Power District, Arizona Salt River Project Electric System Revenue Bonds, Series 2015A 5.000%, 12/1/45	40,000	46,628
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1 7.043%, 4/1/50	195,000	316,555
South Carolina Public Service Authority, South Carolina St Public Service Authority Revenue for Issues Dated Prior To 12/21/10 See 837147 Taxable, Obligs, Series D 2.388%, 12/1/23	10,000	10,022
State of California Department of Water Resources, Revenue Bonds, Series P 2.000%, 5/1/22	75,000	75,409
State of California Federally Taxable General Obligation Refunding Bonds Various Purpose 4.600%, 4/1/38	100,000	110,800
State of California, Various Purposes, General Obligation Bonds, Series 2009 7.550%, 4/1/39	110,000	176,442
State Of Colorado Building Excellent Schools Today Certificates Of Participation, Series 2018N 5.000%, 3/15/38	310,000	376,938
State of Illinois, General Obligation Bonds 5.100%, 6/1/33	200,000	215,606
State of Minnesota, Series A 5.000%, 8/1/36	70,000	87,802
State of New York Dormitory Authority, Personal Income Tax, Revenue Bonds, Series 2010H 5.389%, 3/15/40	45,000	56,636
State of New York Dormitory Authority, Personal Income Tax, Revenue Bonds,, Series 2019F 3.190%, 2/15/43	55,000	55,201
State of Washington, Washington Various Purpose General Obligation Bonds, Series 2018C 5.000%, 2/1/39	120,000	146,150
Tennessee Housing Development Agency
3.750%, 7/1/38	10,000	10,773
3.850%, 7/1/43	10,000	10,608
3.950%, 1/1/49	10,000	10,606
The Central Puget Sound Regional Transit Authority Sales Tax Improvement and Refunding Bonds, Series 2015S-1 5.000%, 11/1/50	20,000	23,153
The City of Seattle, Washington Municipal Light And Power, Improvement Revenue Bonds, Series 2019A 5.000%, 4/1/45	150,000	184,109
5.000%, 4/1/48	70,000	85,661
The Commonwealth of Massachusetts General Obligation Bonds Consolidated Loan of 2018, Series A 5.000%, 1/1/46	100,000	120,047
5.000%, 1/1/48	70,000	83,924
The Commonwealth of Massachusetts Massachusetts General Obligation Bonds Consolidated Loan of 2017, Series F 5.000%, 11/1/46	150,000	180,800
The Health And Educational Facilities Board Of The Metropolitan Government Of Nashville And Davidson County, Tennessee Revenue Bonds, Series 2016A 5.000%, 7/1/40	10,000	11,675

See Notes to Financial Statements.

1630

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
The Regents of The University of California General Revenue Bonds 2009, Series R 5.770%, 5/15/43	$315,000	$417,476
Triborough Bridge and Tunnel Authority General Revenue Bonds, Series 2017A 5.000%, 11/15/47	130,000	154,383
University of California, General Revenue Bonds, Series 2012-AD 4.858%, 5/15/2112	45,000	55,477
University of California, General Revenue Bonds, Series 2015-AO 5.000%, 5/15/32	30,000	35,725
University of California, General Revenue Bonds, Series 2019-BD 3.349%, 7/1/29	80,000	85,130
Utah Transit Authority Sales Tax Revenue Taxable, Series B 5.937%, 6/15/39	90,000	121,427

Total Municipal Bonds		13,275,534

Supranational (0.5%)
African Development Bank
3.000%, 12/6/21	60,000	61,415
1.625%, 9/16/22	125,000	124,717
Asian Development Bank
2.125%, 11/24/21	50,000	50,395
2.000%, 2/16/22 (x)	100,000	100,637
1.875%, 2/18/22	100,000	100,379
1.875%, 7/19/22	250,000	251,173
1.750%, 9/13/22	150,000	150,233
2.750%, 3/17/23	85,000	87,800
2.625%, 1/12/27	50,000	52,299
Council of Europe Development Bank
1.750%, 9/26/22	50,000	50,077
2.500%, 2/27/24	30,000	30,870
European Bank for Reconstruction & Development
2.750%, 4/26/21	25,000	25,312
2.125%, 3/7/22	100,000	100,908
2.750%, 3/7/23	25,000	25,810
European Investment Bank
4.000%, 2/16/21	91,000	93,273
2.000%, 3/15/21	125,000	125,390
2.500%, 4/15/21	50,000	50,489
2.375%, 5/13/21	150,000	151,327
2.250%, 3/15/22	225,000	227,831
2.625%, 5/20/22	50,000	51,109
2.875%, 8/15/23	100,000	104,068
3.250%, 1/29/24	50,000	52,999
2.625%, 3/15/24	85,000	88,087
2.250%, 6/24/24	200,000	204,489
1.875%, 2/10/25	100,000	100,510
2.125%, 4/13/26	75,000	76,033
1.625%, 10/9/29	55,000	53,597
Inter-American Development Bank
1.875%, 3/15/21	100,000	100,129
1.750%, 4/14/22	100,000	100,139
1.750%, 9/14/22 (x)	100,000	100,104
2.500%, 1/18/23	100,000	102,414
3.000%, 2/21/24	75,000	78,931
2.125%, 1/15/25	100,000	102,025
2.250%, 6/18/29	50,000	51,057
International Bank for Reconstruction & Development
1.625%, 3/9/21	100,000	99,836
1.375%, 5/24/21	75,000	74,621
2.250%, 6/24/21	125,000	125,937
1.375%, 9/20/21	100,000	99,452
2.125%, 7/1/22	300,000	303,365
2.125%, 2/13/23	68,000	68,923
1.750%, 4/19/23	100,000	100,211
1.875%, 6/19/23	100,000	100,615
2.500%, 3/19/24	100,000	103,093
2.500%, 7/29/25	75,000	77,445
3.125%, 11/20/25	25,000	26,635
1.875%, 10/27/26	150,000	149,483
International Finance Corp.
1.125%, 7/20/21	100,000	99,092
2.875%, 7/31/23	30,000	31,220
1.375%, 10/16/24	90,000	88,371
Nordic Investment Bank
2.250%, 2/1/21	200,000	200,921

Total Supranational		4,975,246

U.S. Government Agency Securities (0.4%)
FFCB
1.620%, 4/20/21	150,000	149,801
FHLB 4.125%, 3/13/20	1,000	1,005
1.375%, 2/18/21	100,000	99,696
1.875%, 7/7/21	45,000	45,224
1.625%, 12/20/21	1,000,000	1,000,729
2.500%, 2/13/24	200,000	205,927
2.875%, 9/13/24 (x)	75,000	78,822
3.250%, 11/16/28	250,000	272,967
FHLMC 2.375%, 2/16/21	250,000	251,927
2.375%, 1/13/22	300,000	304,638
FNMA 2.000%, 1/5/22 (x)	200,000	201,622
2.250%, 4/12/22	500,000	506,156
1.375%, 9/6/22	100,000	99,321
1.750%, 7/2/24	100,000	100,478
2.625%, 9/6/24	332,000	345,597
2.125%, 4/24/26	110,000	111,589
1.875%, 9/24/26	100,000	99,772
Iraq Government AID Bond 2.149%, 1/18/22	200,000	202,285
Tennessee Valley Authority 3.875%, 2/15/21	91,000	93,135
2.875%, 9/15/24	50,000	52,367

Total U.S. Government Agency Securities		4,223,058

U.S. Treasury Obligations (27.7%)
U.S. Treasury Bonds 7.875%, 2/15/21 (x)	91,000	97,178
7.125%, 2/15/23 (x)	200,000	233,594
6.875%, 8/15/25	200,000	254,810
6.750%, 8/15/26	100,000	130,956
4.250%, 5/15/39	252,000	332,098
4.500%, 8/15/39	252,000	342,468

See Notes to Financial Statements.

1631

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
4.375%, 11/15/39	$952,000	$1,275,752
4.625%, 2/15/40	100,000	138,436
4.375%, 5/15/40	200,000	268,922
4.375%, 5/15/41 (z)	3,200,000	4,320,726
3.125%, 2/15/43	2,244,000	2,549,679
2.875%, 5/15/43	2,844,000	3,105,061
3.625%, 8/15/43#	3,944,000	4,847,035
3.750%, 11/15/43#	1,744,000	2,185,218
3.625%, 2/15/44	200,000	246,286
3.375%, 5/15/44	1,200,000	1,423,072
3.000%, 5/15/45	300,000	335,698
2.875%, 8/15/45	1,300,000	1,424,426
2.250%, 8/15/46	600,000	584,487
2.875%, 11/15/46	912,000	1,002,770
3.000%, 5/15/47 (z)	3,400,000	3,829,213
3.000%, 2/15/48	2,312,000	2,605,580
2.875%, 5/15/49	2,800,000	3,094,683
2.250%, 8/15/49#(x)	2,331,000	2,267,628
2.375%, 11/15/49	204,000	203,394
U.S. Treasury Inflation Linked Bonds
0.750%, 2/15/42 TIPS	1,138,900	1,183,683
0.750%, 2/15/45 TIPS	109,285	113,576
1.000%, 2/15/46 TIPS	543,050	598,496
0.875%, 2/15/47 TIPS	426,436	458,098
1.000%, 2/15/48 TIPS	834,872	926,011
1.000%, 2/15/49 TIPS	1,022,690	1,138,413
U.S. Treasury Inflation Linked Notes
0.500%, 4/15/24 TIPS	16,812,943	17,080,046
0.125%, 10/15/24 TIPS	1,748,299	1,758,202
0.250%, 1/15/25 TIPS	2,961,854	2,987,149
0.625%, 1/15/26 TIPS	2,924,235	3,013,508
0.375%, 7/15/27 TIPS	2,419,669	2,468,100
0.750%, 7/15/28 TIPS	5,556,692	5,846,740
0.875%, 1/15/29 TIPS	3,770,966	4,005,321
U.S. Treasury Notes
2.000%, 7/31/20	3,635,000	3,642,536
2.500%, 12/31/20	2,725,000	2,747,625
1.375%, 1/31/21	1,000,000	997,193
2.250%, 2/15/21	550,000	553,696
3.625%, 2/15/21	500,000	510,928
1.125%, 2/28/21	500,000	497,073
2.000%, 2/28/21	250,000	251,026
2.375%, 3/15/21	1,350,000	1,361,714
1.250%, 3/31/21	2,300,000	2,289,394
2.250%, 3/31/21	1,000,000	1,007,580
1.375%, 4/30/21	1,850,000	1,844,543
2.250%, 4/30/21	450,000	453,822
3.125%, 5/15/21	636,000	648,992
1.375%, 5/31/21	525,000	523,390
2.000%, 5/31/21	500,000	502,775
1.125%, 6/30/21	2,000,000	1,986,256
2.125%, 6/30/21	900,000	907,089
1.125%, 7/31/21	5,903,000	5,859,433
1.750%, 7/31/21	396,000	396,943
2.250%, 7/31/21	1,000,000	1,010,116
2.125%, 8/15/21	1,952,000	1,968,215
1.125%, 8/31/21	400,000	396,906
2.000%, 8/31/21	400,000	402,633
1.125%, 9/30/21	2,600,000	2,578,981
2.125%, 9/30/21	300,000	302,659
1.250%, 10/31/21	1,575,000	1,565,587
2.000%, 10/31/21	1,950,000	1,964,470
2.000%, 11/15/21	537,000	541,209
1.500%, 11/30/21	100,000	99,868
1.750%, 11/30/21	500,000	501,523
1.875%, 11/30/21	550,000	553,158
2.000%, 12/31/21	500,000	504,003
2.125%, 12/31/21	500,000	505,214
1.500%, 1/31/22	6,876,000	6,865,810
1.875%, 1/31/22	500,000	502,911
2.000%, 2/15/22	1,852,000	1,867,487
2.500%, 2/15/22	500,000	509,490
1.750%, 2/28/22	475,000	476,783
1.875%, 2/28/22	475,000	477,915
1.750%, 3/31/22	1,750,000	1,756,569
1.875%, 3/31/22	500,000	503,182
1.750%, 4/30/22	1,219,000	1,223,620
1.875%, 4/30/22	400,000	402,626
1.750%, 5/15/22	478,000	479,796
1.750%, 5/31/22	780,000	783,076
1.875%, 5/31/22	2,500,000	2,517,181
1.750%, 6/30/22	650,000	652,715
2.125%, 6/30/22	325,000	329,291
1.875%, 7/31/22	450,000	453,202
1.500%, 8/15/22	153,000	152,666
1.625%, 8/15/22	378,000	378,356
1.625%, 8/31/22	300,000	300,258
1.875%, 8/31/22 (v)	2,300,000	2,316,798
1.500%, 9/15/22	7,000	6,984
1.750%, 9/30/22	650,000	652,636
1.875%, 9/30/22	900,000	906,886
1.375%, 10/15/22	56,000	55,656
1.875%, 10/31/22	500,000	503,717
2.000%, 10/31/22 (v)	550,000	556,018
1.625%, 11/15/22	705,000	705,472
2.000%, 11/30/22	500,000	505,664
1.625%, 12/15/22	132,000	132,130
2.125%, 12/31/22	751,000	762,411
1.750%, 1/31/23	775,000	778,186
2.000%, 2/15/23	725,000	733,463
1.500%, 2/28/23	645,000	642,756
1.500%, 3/31/23	575,000	572,888
1.625%, 4/30/23	600,000	600,001
1.750%, 5/15/23	633,000	635,424
1.625%, 5/31/23	925,000	925,121
2.750%, 5/31/23	326,000	338,048
1.375%, 6/30/23	1,900,000	1,883,585
2.625%, 6/30/23	200,000	206,750
1.250%, 7/31/23	850,000	838,621
2.500%, 8/15/23	800,000	824,007
1.375%, 8/31/23	850,000	842,163
1.375%, 9/30/23	1,050,000	1,039,784
1.625%, 10/31/23	900,000	899,255
2.750%, 11/15/23	950,000	988,748
2.125%, 11/30/23	1,050,000	1,068,749
2.250%, 12/31/23	1,420,000	1,452,450
2.250%, 1/31/24	2,250,000	2,302,198
2.500%, 1/31/24	1,200,000	1,239,557
2.750%, 2/15/24	837,000	873,087
2.125%, 2/29/24	2,650,000	2,699,258
2.125%, 3/31/24	2,230,000	2,271,445
2.000%, 4/30/24	1,475,000	1,495,111
2.500%, 5/15/24	1,037,000	1,073,073
2.000%, 5/31/24	1,200,000	1,216,556
1.750%, 6/30/24	508,000	509,590
2.000%, 6/30/24	550,000	557,605
1.750%, 7/31/24	629,000	630,991
2.125%, 7/31/24 (z)	6,876,000	7,009,997
2.375%, 8/15/24	1,200,000	1,236,741
1.250%, 8/31/24	1,500,000	1,471,350

See Notes to Financial Statements.

1632

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount		Value (Note 1)
1.875%, 8/31/24		$1,800,000	$1,815,427
1.500%, 9/30/24		3,232,000	3,204,995
2.125%, 9/30/24		1,650,000	1,682,916
1.500%, 10/31/24 (x)		3,380,000	3,351,597
2.250%, 10/31/24		1,800,000	1,846,969
2.250%, 11/15/24		1,100,000	1,128,821
1.500%, 11/30/24 (x)		1,216,000	1,206,120
2.125%, 11/30/24		300,000	306,138
2.250%, 12/31/24		850,000	872,626
2.500%, 1/31/25		200,000	207,831
2.000%, 2/15/25		2,307,000	2,340,268
2.125%, 5/15/25		4,199,000	4,285,343
2.000%, 8/15/25		1,250,000	1,266,894
2.250%, 11/15/25		1,100,000	1,129,847
1.625%, 2/15/26		2,425,000	2,403,085
1.625%, 5/15/26		1,150,000	1,138,158
1.500%, 8/15/26		3,626,000	3,555,512
2.000%, 11/15/26		1,000,000	1,011,356
2.250%, 2/15/27		1,125,000	1,156,683
2.375%, 5/15/27		1,250,000	1,296,525
2.250%, 8/15/27		6,783,000	6,976,039
2.250%, 11/15/27		1,260,000	1,295,989
2.750%, 2/15/28		1,310,000	1,396,687
2.875%, 5/15/28		1,160,000	1,249,440
2.875%, 8/15/28		2,819,000	3,040,425
3.125%, 11/15/28		2,176,000	2,394,331
2.625%, 2/15/29		3,250,000	3,446,331
2.375%, 5/15/29		4,430,000	4,607,807
1.625%, 8/15/29 (x)		2,813,000	2,742,751
1.750%, 11/15/29 (x)		2,186,000	2,154,723

Total U.S. Treasury Obligations			250,658,561

Total Long-Term Debt Securities (110.3%) (Cost $996,606,922)			999,277,226

SHORT-TERM INVESTMENTS:
Foreign Government Treasury Bills (0.4%)
Argentina Treasury Bills
423.43%, 2/26/20 (p)(r)	ARS	340,000	3,400
Japan Treasury Bills
0.25%, 3/9/20 (p)	JPY	238,150,000	2,190,757
0.21%, 3/16/20 (p)		236,700,000	2,177,484

Total Foreign Government Treasury Bills			4,371,641

	Number of Shares		Value (Note 1)
Investment Company (1.6%)
JPMorgan Prime Money Market Fund, IM Shares		14,367,078	14,371,389

	Principal Amount		Value (Note 1)
Repurchase Agreements (0.6%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $2,985,344, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $3,044,765. (xx)		$2,985,062	2,985,062
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $500,047, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $510,000. (xx)		500,000	500,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $300,046, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $306,002. (xx)		300,000	300,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)		1,000,000	1,000,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $300,029, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $326,667. (xx)		300,000	300,000

Total Repurchase Agreements			5,085,062

U.S. Government Agency Securities (1.0%)
FHLB
1.44%, 1/29/20 (o)(p)		4,000,000	3,995,378
1.47%, 2/12/20 (o)(p)		5,300,000	5,290,715

Total U.S. Government Agency Securities			9,286,093

Total Short-Term Investments (3.6%) (Cost $33,113,590)			33,114,185

See Notes to Financial Statements.

1633

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Contracts	Value (Note 1)
OPTIONS PURCHASED:
Call Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
Mid-Curve 1-Year Eurodollar 03/13/2020 at USD 99.13, American Style Notional Amount: USD 43,000,000 Exchange Traded*	172	$3,225
Mid-Curve 1-Year Eurodollar 03/13/2020 at USD 99.00, American Style Notional Amount: USD 21,500,000 Exchange Traded*	86	2,150
U.S. Treasury 30 Year Bond 02/21/2020 at USD 195.00, American Style Notional Amount: USD 7,200,000 Exchange Traded*	72	—

		5,375

Put Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
Euro-Bund 02/21/2020 at EUR 157.00, American Style Notional Amount: EUR 1,600,000 Exchange Traded*	16	179
U.S. Treasury 5 Year Note 02/21/2020 at USD 110.75, American Style Notional Amount: USD 10,000,000 Exchange Traded*	100	—
U.S. Treasury 5 Year Note 02/21/2020 at USD 108.00, American Style Notional Amount: USD 1,400,000 Exchange Traded*	14	—
U.S. Treasury 5 Year Note 02/21/2020 at USD 110.50, American Style Notional Amount: USD 11,300,000 Exchange Traded*	113	—
U.S. Treasury 5 Year Note 02/21/2020 at USD 111.00, American Style Notional Amount: USD 13,500,000 Exchange Traded*	135	—

		179

Total Options Purchased (0.0%) (Cost $59,466)		5,554

Total Investments Before Securities Sold Short (113.9%) (Cost $1,029,779,978)		1,032,396,965

SECURITIES SOLD SHORT:
Mortgage-Backed Securities (-0.1%)
FNMA/FHLMC UMBS, 15 Year, Single Family
4.000%, 1/25/35 TBA	$(370,000)	(385,841)
2.500%, 2/25/35 TBA	(404,400)	(407,875)
FNMA/FHLMC UMBS, 30 Year, Single Family
5.500%, 1/25/50 TBA	(197,000)	(212,145)
6.000%, 1/25/50 TBA	(38,000)	(41,687)

Total Securities Sold Short (-0.1%) (Proceeds Received $1,046,767)		(1,047,548)

Total Investments after Securities Sold Short (113.8%) (Cost $1,028,733,211)		1,031,349,417
Other Assets Less Liabilities (-13.8%)		(125,374,947)

Net Assets (100%)		$905,974,470

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2019, the market value of these securities amounted to $146,724,548 or 16.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $345,445.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2019. Maturity date disclosed is the ultimate maturity date.
(h)

Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2019.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $11,535,936 or 1.3% of net assets.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2019.
(p)	Yield to maturity.
(r)	Value determined using significant unobservable inputs.
(v)	All, or a portion of security held by broker as collateral for forward foreign currency contracts, with a total collateral value of $326,087.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)	At December 31, 2019, the Portfolio had loaned securities with a total value of $6,391,165. This was collateralized by $1,444,444 of various U.S. Government Treasury Securities,

See Notes to Financial Statements.

1634

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

ranging from 0.000% - 4.250%, maturing 5/15/20 - 8/15/46 and by cash of $5,085,062 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.
(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2019.

(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

AGM	— Insured by Assured Guaranty Municipal Corp.
ARLLMONP	— Argentina Blended Policy Rate
ARM	— Adjustable Rate Mortgage
ARS	— Argentine Peso
AUD	— Australian Dollar
CAD	— Canadian Dollar
CLO	— Collateralized Loan Obligation
CPI	— Consumer Price Index
EUR	— European Currency Unit
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL	— Insured by National Public Finance Guarantee
Corp.
PEN	— Peruvian Sol
PIK	— Payment-in Kind Security
REMIC	— Real Estate Mortgage Investment Conduit
RUB	— Russian Ruble
SOFR	— Secured Overnight Financing Rate
TBA	— To Be Announced; Security is subject to delayed
delivery
TIPS	— Treasury Inflation Protected Security
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar

Country Diversification As a Percentage of Total Net Assets
Argentina	0.0%
Australia	0.3
Austria	0.0	#
Belgium	0.2
Bermuda	0.1
Brazil	0.1
Canada	1.2
Cayman Islands	2.6
Chile	0.0	#
China	0.2
Colombia	0.1
Czech Republic	0.1
Denmark	0.1
Finland	0.0	#
France	0.8
Germany	1.4
Guernsey	0.1
Hungary	0.0	#
Indonesia	0.1
Ireland	0.4
Israel	0.1
Italy	0.2
Japan	1.6
Luxembourg	0.2
Macau	0.0	#
Mexico	0.3
Netherlands	0.5
Norway	0.0	#
Panama	0.1
Peru	0.1
Philippines	0.1
Poland	0.0	#
Portugal	0.0	#
Qatar	0.1
Russia	0.0	#
Singapore	0.1
South Africa	0.0	#
South Korea	0.1
Spain	0.3
Supranational	0.6
Sweden	0.2
Switzerland	0.8
Turkey	0.1
United Arab Emirates	0.1
United Kingdom	2.9
United States	97.5
Uruguay	0.0	#
Cash and Other	(13.8)

	100.0%

#	Percent shown is less than 0.05%.

See Notes to Financial Statements.

1635

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
CORPORATE BONDS:
Financials
Diversified Financial Services
AXA Equitable Holdings, Inc. 5.000%, 4/20/48	—	—	24,496	(24,550)	54	—	—	14	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-BTP	123	3/2020	EUR	19,655,078	(237,592)
Euro-Bund	88	3/2020	EUR	16,829,000	(250,758)
Euro-Schatz	77	3/2020	EUR	9,665,336	(8,584)
U.S. Treasury 2 Year Note	149	3/2020	USD	32,109,500	(25,051)
U.S. Treasury 5 Year Note	645	3/2020	USD	76,503,047	(226,112)
U.S. Treasury Ultra Bond	33	3/2020	USD	5,994,656	(185,571)

					(933,668)

Short Contracts
Euro-Bobl	(25)	3/2020	EUR	(3,747,319)	10,782
Euro-Bund	(7)	3/2020	EUR	(1,338,670)	17,491
Euro-OAT	(26)	3/2020	EUR	(4,747,057)	59,033
Euro-Schatz	(28)	3/2020	EUR	(3,514,667)	3,178
Japan 10 Year Bond	(8)	3/2020	JPY	(11,204,638)	9,237
Long Gilt	(86)	3/2020	GBP	(14,966,231)	86,240
U.S. Treasury 5 Year Note	(15)	3/2020	USD	(1,779,141)	(4,642)
U.S. Treasury 10 Year Note	(106)	3/2020	USD	(13,612,719)	102,538
U.S. Treasury 10 Year Ultra Note	(19)	3/2020	USD	(2,673,359)	34,315
U.S. Treasury Long Bond	(83)	3/2020	USD	(12,940,219)	231,797
3 Month Euro Euribor	(43)	9/2020	EUR	(12,103,493)	35,869
3 Month Euro Euribor	(47)	12/2020	EUR	(13,228,082)	39,901

					625,739

					(307,929)

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	2,194,210	JPY	238,221,000	Citibank NA	1/9/2020	977
EUR	293,000	USD	325,551	Barclays Bank plc	1/10/2020	3,250
EUR	125,000	USD	138,772	HSBC Bank plc	1/10/2020	1,502
EUR	129,000	USD	144,000	JPMorgan Chase Bank	1/10/2020	762
GBP	192,000	USD	252,746	Barclays Bank plc	1/10/2020	1,629
USD	2,185,908	JPY	236,771,000	UBS AG	1/14/2020	5,409
MXN	5,224,000	USD	259,378	Goldman Sachs Bank USA	1/28/2020	15,834

See Notes to Financial Statements.

1636

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CAD	11,844,000	USD	8,988,637	HSBC Bank plc	2/5/2020	133,837
USD	665,754	EUR	510,000	Deutsche Bank AG	2/25/2020	91,790
JPY	67,710,000	USD	625,653	Citibank NA	3/16/2020	114
USD	675,634	JPY	67,710,000	Deutsche Bank AG	3/16/2020	49,867

Total unrealized appreciation						304,971

USD	1,314,490	AUD	1,936,000	Bank of America	1/10/2020	(44,340)
USD	275,358	EUR	248,000	Bank of America	1/10/2020	(2,945)
USD	7,462,623	EUR	6,754,000	Barclays Bank plc	1/10/2020	(116,649)
USD	234,574	EUR	211,000	HSBC Bank plc	1/10/2020	(2,208)
USD	148,456	GBP	115,000	HSBC Bank plc	1/10/2020	(3,904)
USD	7,830,922	GBP	6,056,000	JPMorgan Chase Bank	1/10/2020	(192,490)
USD	258,121	MXN	4,981,000	Goldman Sachs Bank USA	1/22/2020	(4,551)
USD	85,406	RUB	5,531,201	JPMorgan Chase Bank**	1/22/2020	(3,496)
USD	38,122	RUB	2,468,799	Natwest Markets plc**	1/22/2020	(1,558)
USD	22,308	MXN	438,000	HSBC Bank plc	1/28/2020	(767)
USD	11,647,963	CAD	15,473,000	BNP Paribas	2/5/2020	(269,636)
USD	2,954,193	CAD	3,873,000	HSBC Bank plc	2/5/2020	(28,865)
USD	34,301	IDR	487,268,443	Deutsche Bank AG**	2/5/2020	(690)
USD	24,268	IDR	344,221,000	HSBC Bank plc**	2/5/2020	(451)
USD	318,719	IDR	4,524,533,000	JPMorgan Chase Bank**	2/5/2020	(6,192)
USD	379,501	MXN	7,343,806	HSBC Bank plc	2/5/2020	(6,904)
USD	207,885	RUB	13,380,531	JPMorgan Chase Bank**	2/5/2020	(6,792)
JPY	877,700,000	USD	8,108,570	HSBC Bank plc	2/14/2020	(11,482)
EUR	510,000	USD	628,496	JPMorgan Chase Bank	2/25/2020	(54,532)
USD	176,778	MYR	740,401	Barclays Bank plc**	3/18/2020	(3,923)

Total unrealized depreciation						(762,375)

Net unrealized depreciation						(457,404)

**	Non-deliverable forward.

Written Call Options Contracts as of December 31, 2019 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Mid-Curve 3-Year Eurodollar	Exchange Traded	86	USD	(21,500,000)	USD	98.88	3/13/2020	(2,687)
Mid-Curve 3-Year Eurodollar	Exchange Traded	172	USD	(43,000,000)	USD	99.00	3/13/2020	(3,225)
U.S. Treasury 10 Year Note	Exchange Traded	20	USD	(2,000,000)	USD	130.00	1/24/2020	(1,563)

								(7,475)

Total Written Options Contracts (Premiums Received ($60,462))								(7,475)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

1637

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Assets:
Asset-Backed Securities	$—	$67,127,409	$—	$67,127,409
Collateralized Mortgage Obligations	—	104,745,421	—	104,745,421
Commercial Mortgage-Backed Securities	—	34,392,671	—	34,392,671
Corporate Bonds
Communication Services	—	17,905,042	—	17,905,042
Consumer Discretionary	—	11,005,279	—	11,005,279
Consumer Staples	—	14,266,363	—	14,266,363
Energy	—	17,760,611	—	17,760,611
Financials	—	107,910,596	171,620	108,082,216
Health Care	—	20,532,187	—	20,532,187
Industrials	—	19,274,465	—	19,274,465
Information Technology	—	21,612,935	—	21,612,935
Materials	—	4,928,519	—	4,928,519
Real Estate	—	16,000,144	—	16,000,144
Utilities	—	15,622,582	—	15,622,582
Foreign Government Securities	—	20,191,295	9,843	20,201,138
Forward Currency Contracts	—	304,971	—	304,971
Futures	630,381	—	—	630,381
Loan Participations
Financials	—	912,925	—	912,925
Industrials	—	980,486	—	980,486
Mortgage-Backed Securities	—	230,794,434	—	230,794,434
Municipal Bonds	—	13,275,534	—	13,275,534
Options Purchased
Call Options Purchased	5,375	—	—	5,375
Put Options Purchased	179	—	—	179
Short-Term Investments
Foreign Government Treasury Bills	—	4,368,241	3,400	4,371,641
Investment Company	14,371,389	—	—	14,371,389
Repurchase Agreements	—	5,085,062	—	5,085,062
U.S. Government Agency Securities	—	9,286,093	—	9,286,093
Supranational	—	4,975,246	—	4,975,246
U.S. Government Agency Securities	—	4,223,058	—	4,223,058
U.S. Treasury Obligations	—	250,658,561	—	250,658,561

Total Assets	$15,007,324	$1,018,140,130	$184,863	$1,033,332,317

Liabilities:
Forward Currency Contracts	$—	$(762,375)	$—	$(762,375)
Futures	(938,310)	—	—	(938,310)
Mortgage-Backed Securities	—	(1,047,548)	—	(1,047,548)
Options Written
Call Options Written	(7,475)	—	—	(7,475)

Total Liabilities	$(945,785)	$(1,809,923)	$—	$(2,755,708)

Total	$14,061,539	$1,016,330,207	$184,863	$1,030,576,609

(a)	A security with a market value of $6,828 transferred from Level 2 to Level 3 at the end of the period due to liquidity discount.

See Notes to Financial Statements.

1638

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$635,935	*
Foreign exchange contracts	Receivables	304,971

Total		$940,906

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(945,785	)*
Foreign exchange contracts	Payables	(762,375)

Total		$(1,708,160)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$200,789	$(1,238,094)	$—	$(1,037,305)
Foreign exchange contracts	—	—	114,320	114,320

Total	$200,789	$(1,238,094)	$114,320	$(922,985)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$2,878	$1,046,958	$—	$1,049,836
Foreign exchange contracts	—	—	(398,156)	(398,156)

Total	$2,878	$1,046,958	$(398,156)	$651,680

^ This Portfolio held forward foreign currency contracts, futures contracts and option contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $70,651,000 and option contracts and futures contracts with an average notional balance of approximately $18,000 and $302,855,000 respectively, during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc	$4,879	$(4,879)	$—	$—
Citibank NA	1,091	—	—	1,091
Deutsche Bank AG	141,657	(690)	—	140,967

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Goldman Sachs Bank USA	$15,834	$(4,551)	$—	$11,283
HSBC Bank plc	135,339	(54,581)	—	80,758
JPMorgan Chase Bank	762	(762)	—	—
UBS AG	5,409	—	—	5,409

Total	$304,971	$(65,463)	$—	$239,508

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged*	Net Amount Due to Counterparty
Bank of America	$47,285	$—	$—	$47,285
Barclays Bank plc	120,572	(4,879)	—	115,693
BNP Paribas	269,636	—	—	269,636
Deutsche Bank AG	690	(690)	—	—
Goldman Sachs Bank USA	4,551	(4,551)	—	—
HSBC Bank plc	54,581	(54,581)	—	—
JPMorgan Chase Bank	263,502	(762)	(262,740)	—
Natwest Markets plc	1,558	—	—	1,558

Total	$762,375	$(65,463)	$(262,740)	$434,172

*  The table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged is $63,347.

(a)   For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
Morgan Stanley & Co. LLC	1.90%	11/1/2019	2/3/2020	$(4,447,000)	$(4,433,424)
Morgan Stanley & Co. LLC	1.90	11/6/2019	2/4/2020	(1,717,031)	(1,714,078)
Morgan Stanley & Co. LLC	1.85	11/27/2019	3/26/2020	(5,424,219)	(5,420,878)

					$(11,568,380)

(1)	The average amount of borrowings while outstanding for 365 days during the year ended December 31, 2019, was approximately $25,367,000 at a weighted average interest rate of 2.28%.
(2)	Payable for sale-buyback transactions includes $(19,870) of deferred price drop on sale-buyback transactions.

	December 31, 2019
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$—	$6,147,502	$—	$6,147,502
U.S. Treasury Notes	—	—	5,420,878	—	5,420,878

Total Borrowings	$—	$—	$11,568,380	$—	$11,568,380

Gross amount of recognized liabilities for sale-buybacks					$11,568,380

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary by counterparty of sale-buyback transactions and collateral (received)/pledged as of December 31, 2019:

Counterparty	Payable for Sale-Buyback Transactions	Collateral Pledged (Sale-buyback positions)	Cash Collateral (Received)/ Pledged	Net Exposure (3)
Morgan Stanley & Co. LLC	$(11,568,380)	$11,413,369	$—	$(155,011)

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Investment security transactions for the year ended December 31, 2019 were as follows:
Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,769,751,199
Long-term U.S. government debt securities	266,205,238

$3,035,956,437

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,703,774,894
Long-term U.S. government debt securities	194,776,262

$2,898,551,156

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,311,941
Aggregate gross unrealized depreciation	(22,725,767)

Net unrealized appreciation	$586,174

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,029,990,435

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $1,024,694,916)	$1,027,311,903
Repurchase Agreements (Cost $5,085,062)	5,085,062
Cash	16,982,287
Foreign cash (Cost $1,215,997)	1,225,846
Cash held as collateral at broker for futures	1,145,000
Receivable for forward settling transactions	99,878,473
Receivable for securities sold	15,417,150
Dividends, interest and other receivables	4,819,461
Unrealized appreciation on forward foreign currency contracts	304,971
Due from broker for futures variation margin	177,218
Receivable for Portfolio shares sold	64,071
Securities lending income receivable	3,690
Other assets	3,416

Total assets	1,172,418,548

LIABILITIES
Payable for forward settling transactions	230,057,225
Payable for securities purchased	16,241,273
Payable for sale-buyback financing transactions	11,568,380
Payable for return of collateral on securities loaned	5,085,062
Securities sold short (Proceeds received $1,046,767)	1,047,548
Unrealized depreciation on forward foreign currency contracts	762,375
Payable for return of cash collateral on forward settling transactions	383,000
Payable for Portfolio shares redeemed	356,739
Investment management fees payable	277,890
Administrative fees payable	92,894
Distribution fees payable – Class IB	57,038
Options written, at value (Premiums received $60,462)	7,475
Distribution fees payable – Class IA	5,935
Trustees’ fees payable	3,303
Other liabilities	247,470
Accrued expenses	250,471

Total liabilities	266,444,078

NET ASSETS	$905,974,470

Net assets were comprised of:
Paid in capital	$915,957,427
Total distributable earnings (loss)	(9,982,957)

Net assets	$905,974,470

Class IA
Net asset value, offering and redemption price per share, $27,944,040 / 2,804,753 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.96

Class IB
Net asset value, offering and redemption price per share, $269,676,098 / 26,997,217 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.99

Class K
Net asset value, offering and redemption price per share, $608,354,332 / 61,037,724 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.97

(x)	Includes value of securities on loan of $6,391,165.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest ($14 interest income received from affiliates) (net of $932 foreign withholding tax)	$26,717,628
Dividends	164,145
Securities lending (net)	36,728

Total income	26,918,501

EXPENSES
Investment management fees	4,519,089
Administrative fees	1,013,112
Distribution fees – Class IB	654,989
Custodian fees	335,000
Interest expense	243,643
Professional fees	96,010
Printing and mailing expenses	69,533
Distribution fees – Class IA	69,204
Trustees’ fees	26,052
Miscellaneous	154,879

Gross expenses	7,181,511
Less: Waiver from investment manager	(865,404)

Net expenses	6,316,107

NET INVESTMENT INCOME (LOSS)	20,602,394

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($54 of realized gain (loss) from affiliates)	10,551,605
Futures contracts	(1,238,094)
Forward foreign currency contracts	114,320
Foreign currency transactions	149,181
Options written	326,109
Securities sold short	(311,661)

Net realized gain (loss)	9,591,460

Change in unrealized appreciation (depreciation) on:
Investments in securities	28,238,502
Futures contracts	1,046,958
Forward foreign currency contracts	(398,156)
Foreign currency translations	11,974
Options written	52,987
Securities sold short	158,626

Net change in unrealized appreciation (depreciation)	29,110,891

NET REALIZED AND UNREALIZED GAIN (LOSS)	38,702,351

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$59,304,745

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$20,602,394	$18,392,202
Net realized gain (loss)	9,591,460	(6,499,991)
Net change in unrealized appreciation (depreciation)	29,110,891	(14,360,565)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	59,304,745	(2,468,354)

Distributions to shareholders:
Class IA	(820,982)	(776,666)
Class IB	(7,831,057)	(7,324,545)
Class K	(17,667,835)	(13,327,273)

Total distributions to shareholders	(26,319,874)	(21,428,484)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 783,856 and 123,903 shares, respectively ]	7,763,553	1,189,622
Capital shares issued in reinvestment of dividends [ 82,863 and 81,095 shares, respectively ]	820,982	776,666
Capital shares repurchased [ (1,036,199) and (236,455) shares, respectively ]	(10,225,161)	(2,268,870)

Total Class IA transactions	(1,640,626)	(302,582)

Class IB
Capital shares sold [ 3,590,165 and 2,452,214 shares, respectively ]	35,514,337	23,656,005
Capital shares issued in reinvestment of dividends [ 788,289 and 762,811 shares, respectively ]	7,831,057	7,324,545
Capital shares repurchased [ (3,818,093) and (5,303,084) shares, respectively ]	(37,758,104)	(50,882,795)

Total Class IB transactions	5,587,290	(19,902,245)

Class K
Capital shares sold [ 19,364,695 and 3,571,350 shares, respectively ]	189,512,708	34,777,587
Capital shares issued in reinvestment of dividends [ 1,781,221 and 1,390,821 shares, respectively ]	17,667,835	13,327,273
Capital shares repurchased [ (4,425,340) and (7,193,569) shares, respectively ]	(43,681,076)	(68,839,394)

Total Class K transactions	163,499,467	(20,734,534)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	167,446,131	(40,939,361)

TOTAL INCREASE (DECREASE) IN NET ASSETS	200,431,002	(64,836,199)
NET ASSETS:
Beginning of year	705,543,468	770,379,667

End of year	$905,974,470	$705,543,468

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.56	$9.86	$9.78	$9.74	$9.91

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.22	0.18	0.18	0.16
Net realized and unrealized gain (loss)	0.46	(0.26)	0.11	0.08	(0.14)

Total from investment operations	0.69	(0.04)	0.29	0.26	0.02

Less distributions:
Dividends from net investment income	(0.21)	(0.26)	(0.21)	(0.21)	(0.19)
Distributions from net realized gains	(0.08)	—	—	(0.01)	—

Total dividends and distributions	(0.29)	(0.26)	(0.21)	(0.22)	(0.19)

Net asset value, end of year	$9.96	$9.56	$9.86	$9.78	$9.74

Total return	7.33%	(0.37)%	2.95%	2.64%	0.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,944	$28,429	$29,623	$33,551	$34,482
Ratio of expenses to average net assets:
After waivers (f)	0.93%**	0.96%**	0.90%	0.94%	0.96%
Before waivers (f)	1.03%**	1.06%**	1.00%	1.00%	0.97%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.35%	2.30%	1.85%	1.86%	1.59%
Before waivers (f)	2.24%	2.20%	1.74%	1.80%	1.58%
Portfolio turnover rate^	314%	312%	359%	298%	379%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.58	$9.88	$9.80	$9.76	$9.94

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.22	0.18	0.19	0.16
Net realized and unrealized gain (loss)	0.47	(0.26)	0.11	0.07	(0.15)

Total from investment operations	0.70	(0.04)	0.29	0.26	0.01

Less distributions:
Dividends from net investment income	(0.21)	(0.26)	(0.21)	(0.21)	(0.19)
Distributions from net realized gains	(0.08)	—	—	(0.01)	—

Total dividends and distributions	(0.29)	(0.26)	(0.21)	(0.22)	(0.19)

Net asset value, end of year	$9.99	$9.58	$9.88	$9.80	$9.76

Total return	7.42%	(0.37)%	2.94%	2.63%	0.11%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$269,676	$253,339	$281,820	$279,239	$288,464
Ratio of expenses to average net assets:
After waivers (f)	0.93%**	0.96%**	0.90%	0.94%	0.96%
Before waivers (f)	1.03%**	1.06%**	1.00%	1.00%	0.97%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.35%	2.30%	1.84%	1.86%	1.59%
Before waivers (f)	2.24%	2.20%	1.74%	1.80%	1.58%
Portfolio turnover rate^	314%	312%	359%	298%	379%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.56	$9.86	$9.78	$9.74	$9.91

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	0.24	0.21	0.21	0.18
Net realized and unrealized gain (loss)	0.47	(0.26)	0.10	0.07	(0.14)

Total from investment operations	0.73	(0.02)	0.31	0.28	0.04

Less distributions:
Dividends from net investment income	(0.24)	(0.28)	(0.23)	(0.23)	(0.21)
Distributions from net realized gains	(0.08)	—	—	(0.01)	—

Total dividends and distributions	(0.32)	(0.28)	(0.23)	(0.24)	(0.21)

Net asset value, end of year	$9.97	$9.56	$9.86	$9.78	$9.74

Total return	7.71%	(0.12)%	3.20%	2.89%	0.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$608,354	$423,776	$458,937	$398,084	$363,652
Ratio of expenses to average net assets:
After waivers (f)	0.68%**	0.71%**	0.65%	0.69%	0.71%
Before waivers (f)	0.78%**	0.81%**	0.75%	0.75%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.59%	2.55%	2.09%	2.11%	1.84%
Before waivers (f)	2.48%	2.45%	1.99%	2.05%	1.83%
Portfolio turnover rate^	314%	312%	359%	298%	379%
**	Includes Interest Expense of 0.06% and 0.03% for the years ended December 31, 2018 and 2019, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1645

MULTIMANAGER MID CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

➢	Franklin Advisers, Inc.

➢	Wellington Management Company LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	33.06%	10.79%	12.77%
Portfolio – Class IB Shares	32.91	10.77	12.72
Portfolio – Class K Shares*	33.29	11.06	14.06
Russell 2500™ Growth Index	32.65	10.84	14.01

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 32.91% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 2500™ Growth Index, which returned 32.65% over the same period.

The following commentary describes key factors (such as stock spelection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 2500TM Growth Index.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the health care sector contributed significantly to the Portfolio’s performance relative to the benchmark. Top contributors included medical device provider Insulet Corp., pharmaceutical companies Reata Pharmaceuticals, Inc. and Genesis Healthcare Inc., and molecular diagnostics company Exact Sciences Corp.

•

Stock selection was also strong within the consumer discretionary and industrials sectors. The leading individual contributors in each sector were Chipotle Mexican Grill, Inc. and Costar Group, Inc., respectively.

What hurt performance during the year:

•	Stock selection in the information technology sector detracted from relative performance, educational technology company 2U, Inc. and Pivotal Software, Inc., which were not in the benchmark.

•	Stock selection was unfavorable in the communication services sector as well.

•	Consumer discretionary sector holding Grand Canyon Education, Inc. was another detractor from relative performance.

How did derivatives contribute/detract from performance during the year?

•

Exchange traded equity index futures may be used for the purposes of efficient portfolio management. Futures are not used for speculative or leveraged positions in the portfolio and cash is kept to fully cover all outstanding futures positions.

1646

MULTIMANAGER MID CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	26.4%
Health Care	23.5
Industrials	17.2
Consumer Discretionary	14.9
Financials	5.3
Communication Services	3.2
Consumer Staples	2.3
Repurchase Agreements	2.3
Real Estate	2.3
Materials	2.2
Energy	0.6
Investment Company	0.5
Utilities	0.4
Cash and Other	(1.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,055.00	$5.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	1,054.80	5.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	1,056.40	4.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.2%)
Diversified Telecommunication Services (0.3%)
Anterix, Inc.*	546	$23,593
Bandwidth, Inc., Class A*	693	44,387
Cogent Communications Holdings, Inc.	2,148	141,360
IDT Corp., Class B*	631	4,549
Ooma, Inc.*	1,060	14,024
ORBCOMM, Inc.*	3,068	12,916
Pareteum Corp. (x)*	2,486	1,087
Vonage Holdings Corp.*	7,841	58,102
Zayo Group Holdings, Inc.*	11,413	395,460

		695,478

Entertainment (1.7%)
Eros International plc*	252	854
Glu Mobile, Inc.*	5,984	36,203
IMAX Corp.*	10,602	216,599
Liberty Media Corp.-Liberty Braves, Class A*	530	15,714
Liberty Media Corp.-Liberty Braves, Class C*	1,859	54,915
LiveXLive Media, Inc. (x)*	1,513	2,338
Madison Square Garden Co. (The), Class A*	86	25,300
Roku, Inc.*	11,026	1,476,382
Rosetta Stone, Inc.*	168	3,048
Spotify Technology SA*	9,840	1,471,572
Take-Two Interactive Software, Inc.*	2,659	325,541
World Wrestling Entertainment, Inc., Class A (x)	2,218	143,882
Zynga, Inc., Class A*	9,606	58,789

		3,831,137

Interactive Media & Services (0.6%)
Care.com, Inc.*	1,026	15,421
Cargurus, Inc.*	3,799	133,649
Cars.com, Inc.*	469	5,731
Eventbrite, Inc., Class A (x)*	1,887	38,061
EverQuote, Inc., Class A (x)*	439	15,080
Liberty TripAdvisor Holdings, Inc., Class A*	3,748	27,548
Meet Group, Inc. (The)*	2,402	12,034
Pinterest, Inc., Class A*	31,668	590,291
QuinStreet, Inc.*	2,336	35,764
Travelzoo*	307	3,285
TripAdvisor, Inc.	4,767	144,821
TrueCar, Inc.*	4,581	21,760
Yelp, Inc.*	11,905	414,651

		1,458,096

Media (0.5%)
AMC Networks, Inc., Class A*	2,169	85,675
Boston Omaha Corp., Class A (x)*	370	7,785
Cable One, Inc.	221	328,952
Cardlytics, Inc.*	701	44,065
Central European Media Enterprises Ltd., Class A*	4,552	20,621
Clear Channel Outdoor Holdings, Inc.*	496	1,418
Entravision Communications Corp., Class A	603	1,580
Fluent, Inc. (x)*	2,032	5,080
Gray Television, Inc.*	1,907	40,886
Hemisphere Media Group, Inc.*	794	11,791
Interpublic Group of Cos., Inc. (The)	1,838	42,458
Loral Space & Communications, Inc.*	662	21,396
MDC Partners, Inc., Class A*	3,008	8,362
Meredith Corp.	2,025	65,752
National CineMedia, Inc.	361	2,632
New York Times Co. (The), Class A	1,584	50,957
Nexstar Media Group, Inc., Class A	1,742	204,249
Sinclair Broadcast Group, Inc., Class A	2,962	98,753
TechTarget, Inc.*	1,171	30,563

		1,072,975

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	2,241	24,539
Gogo, Inc. (x)*	2,803	17,939
Shenandoah Telecommunications Co.	2,444	101,695

		144,173

Total Communication Services		7,201,859

Consumer Discretionary (14.9%)
Auto Components (0.2%)
Dorman Products, Inc.*	1,379	104,418
Fox Factory Holding Corp.*	1,878	130,652
Gentherm, Inc.*	1,681	74,620
LCI Industries	1,214	130,056
Standard Motor Products, Inc.	228	12,134
Stoneridge, Inc.*	157	4,603

		456,483

Automobiles (0.0%)
Winnebago Industries, Inc.	1,130	59,867

Distributors (0.2%)
Core-Mark Holding Co., Inc.	2,318	63,026
Funko, Inc., Class A (x)*	1,129	19,374
Greenlane Holdings, Inc., Class A (x)*	300	977
Pool Corp.	1,955	415,203

		498,580

Diversified Consumer Services (1.7%)
Bright Horizons Family Solutions, Inc.*	7,518	1,129,880
Career Education Corp.*	3,554	65,358
Chegg, Inc.*	20,899	792,281
Collectors Universe, Inc.	385	8,874
Grand Canyon Education, Inc.*	8,788	841,802
H&R Block, Inc.	1,605	37,685
K12, Inc.*	157	3,195
Regis Corp.*	72	1,287
Select Interior Concepts, Inc., Class A*	324	2,913

See Notes to Financial Statements.

1648

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Service Corp. International	3,219	$148,171
ServiceMaster Global Holdings, Inc.*	1,101	42,565
Strategic Education, Inc.	4,450	707,105

		3,781,116

Hotels, Restaurants & Leisure (4.3%)
Aramark	9,256	401,710
Biglari Holdings, Inc., Class B*	40	4,577
BJ’s Restaurants, Inc.	904	34,316
Bloomin’ Brands, Inc.	4,453	98,278
Boyd Gaming Corp.	3,736	111,856
Brinker International, Inc.	1,460	61,320
Carrols Restaurant Group, Inc.*	110	776
Cheesecake Factory, Inc. (The) (x)	2,122	82,461
Chipotle Mexican Grill, Inc.*	550	460,411
Choice Hotels International, Inc.	720	74,470
Churchill Downs, Inc.	1,777	243,804
Chuy’s Holdings, Inc.*	217	5,625
Cracker Barrel Old Country Store, Inc. (x)	1,200	184,488
Dave & Buster’s Entertainment, Inc.	9,207	369,845
Denny’s Corp.*	2,217	44,074
Dine Brands Global, Inc.	494	41,259
Domino’s Pizza, Inc.	2,080	611,062
Drive Shack, Inc.*	2,870	10,504
Dunkin’ Brands Group, Inc.	3,898	294,455
Eldorado Resorts, Inc. (x)*	3,315	197,707
Everi Holdings, Inc.*	3,488	46,844
Golden Entertainment, Inc.*	438	8,418
Habit Restaurants, Inc. (The), Class A*	343	3,577
Hilton Grand Vacations, Inc.*	607	20,875
Inspired Entertainment, Inc.*	409	2,761
Jack in the Box, Inc.	202	15,762
Kura Sushi USA, Inc., Class A*	87	2,214
Lindblad Expeditions Holdings, Inc.*	1,183	19,342
Marriott Vacations Worldwide Corp.	6,298	810,930
Monarch Casino & Resort, Inc.*	465	22,576
Nathan’s Famous, Inc.	63	4,465
Noodles & Co. (x)*	1,471	8,149
Norwegian Cruise Line Holdings Ltd.*	13,017	760,323
Papa John’s International, Inc.	1,018	64,287
Penn National Gaming, Inc.*	642	16,410
Planet Fitness, Inc., Class A*	23,611	1,763,269
PlayAGS, Inc.*	1,374	16,667
Red Rock Resorts, Inc., Class A	3,436	82,292
Ruth’s Hospitality Group, Inc.	1,335	29,056
Scientific Games Corp., Class A*	2,759	73,886
SeaWorld Entertainment, Inc.*	2,414	76,548
Shake Shack, Inc., Class A*	1,487	88,581
Six Flags Entertainment Corp.	384	17,322
Target Hospitality Corp. (x)*	1,701	8,505
Texas Roadhouse, Inc.	3,323	187,151
Twin River Worldwide Holdings, Inc. (x)	790	20,264
Vail Resorts, Inc.	3,965	950,926
Wendy’s Co. (The)	9,425	209,329
Wingstop, Inc.	8,151	702,861
Wyndham Hotels & Resorts, Inc.	1,393	87,494

		9,454,082

Household Durables (1.8%)
Cavco Industries, Inc.*	429	83,818
Century Communities, Inc.*	579	15,836
GoPro, Inc., Class A (x)*	5,814	25,233
Green Brick Partners, Inc.*	102	1,171
Hamilton Beach Brands Holding Co., Class A	363	6,933
Helen of Troy Ltd.*	1,267	227,794
Hooker Furniture Corp.	48	1,233
Installed Building Products, Inc.*	1,123	77,341
iRobot Corp. (x)*	1,402	70,983
KB Home	879	30,123
La-Z-Boy, Inc.	972	30,599
Legacy Housing Corp.*	86	1,431
Lennar Corp., Class A	7,649	426,738
LGI Homes, Inc.*	1,024	72,346
Lovesac Co. (The) (x)*	446	7,158
M/I Homes, Inc.*	11,604	456,618
NVR, Inc.*	310	1,180,607
Purple Innovation, Inc. (x)*	61	531
Skyline Champion Corp.*	2,567	81,374
Sonos, Inc.*	3,595	56,154
Taylor Morrison Home Corp., Class A*	737	16,111
Tempur Sealy International, Inc.*	8,049	700,746
TopBuild Corp.*	1,678	172,968
TRI Pointe Group, Inc.*	15,500	241,490
Universal Electronics, Inc.*	628	32,819
ZAGG, Inc. (x)*	92	746

		4,018,901

Internet & Direct Marketing Retail (0.6%)
1-800-Flowers.com, Inc., Class A*	1,280	18,560
Duluth Holdings, Inc., Class B (x)*	573	6,034
Etsy, Inc.*	5,957	263,895
Groupon, Inc.*	23,336	55,773
Grubhub, Inc. (x)*	4,621	224,765
Leaf Group Ltd.*	542	2,168
Overstock.com, Inc. (x)*	223	1,572
PetMed Express, Inc. (x)	306	7,197
Quotient Technology, Inc.*	419	4,131
RealReal, Inc. (The) (x)*	10,320	194,532
Revolve Group, Inc. (x)*	8,300	152,388
Rubicon Project, Inc. (The)*	1,667	13,603
Shutterstock, Inc.*	986	42,280
Stitch Fix, Inc., Class A (x)*	1,786	45,829
Waitr Holdings, Inc. (x)*	531	171
Wayfair, Inc., Class A (x)*	4,492	405,942

		1,438,840

Leisure Products (0.8%)
BRP, Inc.	9,777	445,426
Clarus Corp.	421	5,709
Johnson Outdoors, Inc., Class A	164	12,579
Malibu Boats, Inc., Class A*	1,070	43,816
Marine Products Corp.	346	4,982

See Notes to Financial Statements.

1649

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
MasterCraft Boat Holdings, Inc.*	979	$15,419
Mattel, Inc. (x)*	11,928	161,624
Peloton Interactive, Inc., Class A (x)*	12,100	343,640
Polaris, Inc.	2,604	264,827
Sturm Ruger & Co., Inc.	788	37,060
YETI Holdings, Inc. (x)*	15,635	543,785

		1,878,867

Multiline Retail (0.2%)
Nordstrom, Inc.	5,439	222,618
Ollie’s Bargain Outlet Holdings, Inc.*	2,657	173,529

		396,147

Specialty Retail (3.9%)
Aaron’s, Inc.	3,012	172,015
American Eagle Outfitters, Inc.	7,042	103,517
America’s Car-Mart, Inc.*	322	35,311
Asbury Automotive Group, Inc.*	986	110,225
At Home Group, Inc.*	171	940
Boot Barn Holdings, Inc.*	9,366	417,068
Burlington Stores, Inc.*	10,894	2,484,160
Camping World Holdings, Inc., Class A (x)	1,694	24,970
Carvana Co.*	2,299	211,623
Children’s Place, Inc. (The) (x)	747	46,702
Designer Brands, Inc., Class A	1,187	18,683
Five Below, Inc.*	14,487	1,852,308
Floor & Decor Holdings, Inc., Class A*	17,837	906,298
Hibbett Sports, Inc.*	53	1,486
Hudson Ltd., Class A*	134	2,056
L Brands, Inc.	1,855	33,613
Lithia Motors, Inc., Class A	2,393	351,771
Lumber Liquidators Holdings, Inc.*	286	2,794
MarineMax, Inc.*	65	1,085
Monro, Inc.	1,630	127,466
Murphy USA, Inc.*	245	28,665
National Vision Holdings, Inc.*	21,953	711,936
Rent-A-Center, Inc.	2,391	68,956
RH (x)*	1,940	414,190
Sleep Number Corp.*	1,281	63,076
Sportsman’s Warehouse Holdings, Inc.*	34,000	273,020
Tailored Brands, Inc. (x)	2,247	9,303
Williams-Sonoma, Inc.	747	54,860
Winmark Corp.	45	8,923

		8,537,020

Textiles, Apparel & Luxury Goods (1.2%)
Capri Holdings Ltd.*	3,033	115,709
Carter’s, Inc.	3,838	419,647
Centric Brands, Inc. (x)*	843	1,829
Columbia Sportswear Co.	998	99,990
Crocs, Inc.*	3,469	145,316
Deckers Outdoor Corp.*	1,417	239,275
Hanesbrands, Inc.	14,185	210,647
Kontoor Brands, Inc. (x)	543	22,801
Oxford Industries, Inc.	334	25,190
Skechers U.S.A., Inc., Class A*	2,439	105,340
Steven Madden Ltd.	16,578	713,020
Superior Group of Cos., Inc.	143	1,936
Under Armour, Inc., Class A*	4,374	94,478
Under Armour, Inc., Class C*	19,427	372,610
Wolverine World Wide, Inc.	1,879	63,398

		2,631,186

Total Consumer Discretionary		33,151,089

Consumer Staples (2.3%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A*	419	158,319
Celsius Holdings, Inc. (x)*	1,238	5,980
Coca-Cola Consolidated, Inc.	242	68,740
Craft Brew Alliance, Inc. (x)*	75	1,237
MGP Ingredients, Inc. (x)	670	32,461
National Beverage Corp. (x)*	599	30,561
New Age Beverages Corp. (x)*	3,735	6,798
Primo Water Corp.*	1,808	20,295

		324,391

Food & Staples Retailing (0.8%)
BJ’s Wholesale Club Holdings, Inc.*	1,961	44,593
Casey’s General Stores, Inc.	3,265	519,103
Chefs’ Warehouse, Inc. (The)*	1,245	47,447
Grocery Outlet Holding Corp.*	23,827	773,186
HF Foods Group, Inc. (x)*	386	7,527
Performance Food Group Co.*	5,165	265,894
PriceSmart, Inc.	100	7,102
Sprouts Farmers Market, Inc.*	2,885	55,825

		1,720,677

Food Products (1.1%)
B&G Foods, Inc. (x)	327	5,863
Bridgford Foods Corp.*	89	2,206
Calavo Growers, Inc.	826	74,827
Freshpet, Inc.*	1,762	104,117
Hostess Brands, Inc.*	19,600	284,984
J&J Snack Foods Corp.	763	140,598
John B Sanfilippo & Son, Inc.	446	40,711
Lamb Weston Holdings, Inc.	6,710	577,261
Lancaster Colony Corp.	701	112,230
Limoneira Co.	224	4,308
Nomad Foods Ltd.*	13,200	295,284
Pilgrim’s Pride Corp.*	979	32,028
Post Holdings, Inc.*	1,470	160,377
Sanderson Farms, Inc.	837	147,496
Simply Good Foods Co. (The)*	13,500	385,290
Tootsie Roll Industries, Inc.	738	25,195
TreeHouse Foods, Inc.*	487	23,620

		2,416,395

Household Products (0.1%)
WD-40 Co.	686	133,180

Personal Products (0.2%)
BellRing Brands, Inc., Class A*	5,922	126,079
elf Beauty, Inc.*	210	3,387
Herbalife Nutrition Ltd.*	731	34,847
Inter Parfums, Inc.	895	65,076
Lifevantage Corp.*	720	11,239

See Notes to Financial Statements.

1650

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Medifast, Inc. (x)	551	$60,379
Revlon, Inc., Class A (x)*	320	6,854
USANA Health Sciences, Inc.*	608	47,758
Youngevity International, Inc. (x)*	430	1,402

		357,021

Tobacco (0.0%)
22nd Century Group, Inc. (x)*	5,842	6,426
Turning Point Brands, Inc. (x)	428	12,241
Vector Group Ltd.	5,158	69,066

		87,733

Total Consumer Staples		5,039,397

Energy (0.6%)
Energy Equipment & Services (0.3%)
Cactus, Inc., Class A	9,333	320,309
DMC Global, Inc. (x)	723	32,492
FTS International, Inc.*	796	828
Liberty Oilfield Services, Inc., Class A	23,279	258,862
ProPetro Holding Corp.*	2,346	26,392
RigNet, Inc.*	653	4,310
Solaris Oilfield Infrastructure, Inc., Class A (x)	1,578	22,092
US Well Services, Inc.*	799	1,510

		666,795

Oil, Gas & Consumable Fuels (0.3%)
Altus Midstream Co. (x)*	2,605	7,450
Ardmore Shipping Corp.*	335	3,032
Brigham Minerals, Inc., Class A	590	12,650
Callon Petroleum Co. (x)*	58,100	280,623
CVR Energy, Inc.	636	25,714
Dorian LPG Ltd.*	292	4,520
Equitrans Midstream Corp.	1,084	14,482
Evolution Petroleum Corp.	1,271	6,952
Falcon Minerals Corp.	314	2,217
GasLog Ltd.	1,390	13,608
Golar LNG Ltd.	399	5,674
Goodrich Petroleum Corp.*	287	2,881
Jagged Peak Energy, Inc. (x)*	1,689	14,340
Matador Resources Co.*	575	10,333
NextDecade Corp. (x)*	573	3,518
Parsley Energy, Inc., Class A	7,885	149,105
PrimeEnergy Resources Corp.*	19	2,874
Ring Energy, Inc. (x)*	1,339	3,535
Rosehill Resources, Inc.*	569	728
Tellurian, Inc. (x)*	4,877	35,505
Uranium Energy Corp. (x)*	9,219	8,474

		608,215

Total Energy		1,275,010

Financials (5.3%)
Banks (1.5%)
Ameris Bancorp	487	20,717
Atlantic Capital Bancshares, Inc.*	109	2,000
Bank First Corp. (x)	284	19,883
Bank of NT Butterfield & Son Ltd. (The)	937	34,688
Baycom Corp.*	188	4,275
Cambridge Bancorp (x)	58	4,649
Century Bancorp, Inc., Class A	25	2,249
CIT Group, Inc.	414	18,891
City Holding Co.	80	6,556
CNB Financial Corp.	77	2,516
Coastal Financial Corp.*	244	4,019
Eagle Bancorp, Inc.	104	5,057
Esquire Financial Holdings, Inc.*	133	3,467
FB Financial Corp.	413	16,351
Fidelity D&D Bancorp, Inc. (x)	58	3,608
First Capital, Inc. (x)	18	1,314
First Financial Bankshares, Inc. (x)	6,590	231,309
First Financial Corp.	43	1,966
First Foundation, Inc.	628	10,927
Glacier Bancorp, Inc.	589	27,088
Hanmi Financial Corp.	170	3,399
HarborOne Bancorp, Inc.*	649	7,132
Heritage Commerce Corp.	314	4,029
HomeTrust Bancshares, Inc.	271	7,271
Independent Bank Corp./MA	164	13,653
Independent Bank Corp./MI	298	6,750
Independent Bank Group, Inc.	436	24,172
Investar Holding Corp.	150	3,600
Lakeland Financial Corp.	917	44,869
Malvern Bancorp, Inc.*	94	2,170
Metropolitan Bank Holding Corp.*	5,000	241,150
Midland States Bancorp, Inc.	131	3,794
National Bank Holdings Corp., Class A	193	6,797
People’s Utah Bancorp	49	1,476
Pinnacle Financial Partners, Inc.	8,700	556,800
Preferred Bank	214	12,859
Prosperity Bancshares, Inc.	3,163	227,388
Reliant Bancorp, Inc.	42	934
Richmond Mutual Bancorporation, Inc. (x)*	75	1,197
Seacoast Banking Corp. of Florida*	415	12,686
ServisFirst Bancshares, Inc.	1,976	74,456
Signature Bank	1,318	180,052
Stock Yards Bancorp, Inc.	222	9,115
SVB Financial Group*	1,320	331,373
Synovus Financial Corp.	568	22,266
TCF Financial Corp.	10,211	477,875
TriState Capital Holdings, Inc.*	334	8,724
Triumph Bancorp, Inc.*	586	22,280
Union Bankshares, Inc.	56	2,030
United Community Banks, Inc.	335	10,345
Unity Bancorp, Inc.	49	1,106
Veritex Holdings, Inc.	621	18,090
West Bancorporation, Inc.	181	4,639
Westamerica Bancorp	248	16,807
Western Alliance Bancorp	10,246	584,022

		3,366,836

Capital Markets (2.4%)
Ares Management Corp.	17,482	623,933
Artisan Partners Asset Management, Inc., Class A	1,389	44,892

See Notes to Financial Statements.

1651

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Assetmark Financial Holdings, Inc.*	318	$9,228
Blackstone Group, Inc. (The), Class A	8,351	467,155
Blucora, Inc.*	1,793	46,869
Cohen & Steers, Inc.	1,129	70,856
Cowen, Inc., Class A*	669	10,537
Diamond Hill Investment Group, Inc.	140	19,664
Evercore, Inc., Class A	3,787	283,116
FactSet Research Systems, Inc.	1,902	510,307
Federated Investors, Inc., Class B	4,846	157,931
Focus Financial Partners, Inc., Class A*	1,565	46,121
GAMCO Investors, Inc., Class A	233	4,541
Greenhill & Co., Inc.	866	14,791
Hamilton Lane, Inc., Class A	1,126	67,110
Houlihan Lokey, Inc.	10,901	532,732
Ladenburg Thalmann Financial Services, Inc.	5,605	19,505
Lazard Ltd., Class A	1,877	75,005
LPL Financial Holdings, Inc.	4,078	376,195
MarketAxess Holdings, Inc.	1,871	709,315
Moelis & Co., Class A	1,981	63,233
Morningstar, Inc.	989	149,646
PJT Partners, Inc., Class A	681	30,734
Pzena Investment Management, Inc., Class A	871	7,508
Safeguard Scientifics, Inc.	1,015	11,145
Sculptor Capital Management, Inc.	456	10,078
SEI Investments Co.	3,053	199,910
Siebert Financial Corp. (x)*	384	3,322
Silvercrest Asset Management Group, Inc., Class A	466	5,862
Stifel Financial Corp.	7,156	434,011
Tradeweb Markets, Inc., Class A	7,700	356,895
Value Line, Inc.	44	1,272
Virtu Financial, Inc., Class A (x)	1,127	18,021
Virtus Investment Partners, Inc.	46	5,599
WisdomTree Investments, Inc.	2,622	12,690

		5,399,729

Consumer Finance (0.4%)
Credit Acceptance Corp.*	470	207,895
Curo Group Holdings Corp.*	893	10,877
Elevate Credit, Inc.*	714	3,177
Enova International, Inc.*	1,117	26,875
FirstCash, Inc.	2,096	169,001
Green Dot Corp., Class A*	2,050	47,765
Oportun Financial Corp. (x)*	154	3,665
PRA Group, Inc.*	7,900	286,770
Regional Management Corp.*	233	6,997
World Acceptance Corp.*	147	12,701

		775,723

Diversified Financial Services (0.1%)
FGL Holdings	7,100	75,615
Marlin Business Services Corp.	122	2,682
Voya Financial, Inc.	491	29,941

		108,238

Insurance (0.7%)
Alleghany Corp.*	75	59,968
Axis Capital Holdings Ltd.	416	24,727
Brown & Brown, Inc.	718	28,347
BRP Group, Inc., Class A*	231	3,708
Crawford & Co., Class A	725	8,316
eHealth, Inc.*	1,141	109,627
Enstar Group Ltd.*	103	21,307
Erie Indemnity Co., Class A	822	136,452
Everest Re Group Ltd.	619	171,364
FedNat Holding Co.	287	4,773
Global Indemnity Ltd.	88	2,607
Goosehead Insurance, Inc., Class A (x)	577	24,465
Health Insurance Innovations, Inc., Class A (x)*	505	9,741
Heritage Insurance Holdings, Inc.	133	1,762
Investors Title Co.	15	2,388
James River Group Holdings Ltd.	719	29,630
Kemper Corp.	606	46,965
Kinsale Capital Group, Inc.	1,021	103,795
MBIA, Inc.*	411	3,822
National General Holdings Corp.	2,095	46,299
Palomar Holdings, Inc.*	625	31,556
Primerica, Inc.	1,503	196,232
ProSight Global, Inc.*	156	2,516
RenaissanceRe Holdings Ltd.	843	165,245
RLI Corp.	2,015	181,390
Selective Insurance Group, Inc.	1,355	88,332
State Auto Financial Corp.	65	2,016
Trupanion, Inc. (x)*	1,467	54,954
United Fire Group, Inc.	94	4,111
Universal Insurance Holdings, Inc.	545	15,255

		1,581,670

Thrifts & Mortgage Finance (0.2%)
Axos Financial, Inc.*	1,870	56,624
Entegra Financial Corp.*	35	1,056
Essent Group Ltd.	2,447	127,220
Federal Agricultural Mortgage Corp., Class C	140	11,690
FS Bancorp, Inc.	34	2,169
Greene County Bancorp, Inc.	132	3,800
Hingham Institution for Savings	35	7,357
Kearny Financial Corp.	1,336	18,477
LendingTree, Inc.*	391	118,645
Meridian Bancorp, Inc.	358	7,192
Meta Financial Group, Inc.	1,062	38,774
Mr Cooper Group, Inc.*	1,884	23,569
NMI Holdings, Inc., Class A*	3,327	110,390
PCSB Financial Corp.	109	2,207
Southern Missouri Bancorp, Inc.	29	1,112
United Community Financial Corp.	378	4,407
Walker & Dunlop, Inc.	168	10,866
Waterstone Financial, Inc.	133	2,531

		548,086

Total Financials		11,780,282

See Notes to Financial Statements.

1652

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Health Care (23.5%)
Biotechnology (9.6%)
89bio, Inc. (x)*	108	$2,839
ACADIA Pharmaceuticals, Inc.*	5,675	242,777
Acceleron Pharma, Inc.*	1,900	100,738
ADMA Biologics, Inc. (x)*	2,301	9,204
Aduro Biotech, Inc.*	2,904	3,427
Adverum Biotechnologies, Inc.*	2,741	31,576
Aeglea BioTherapeutics, Inc.*	212	1,620
Affimed NV (x)*	2,579	7,066
Agenus, Inc.*	5,462	22,230
AgeX Therapeutics, Inc. (x)*	1,090	1,984
Agios Pharmaceuticals, Inc.*	289	13,800
Aimmune Therapeutics, Inc. (x)*	8,724	291,992
Akcea Therapeutics, Inc. (x)*	632	10,706
Akero Therapeutics, Inc. (x)*	185	4,106
Albireo Pharma, Inc. (x)*	575	14,616
Aldeyra Therapeutics, Inc.*	895	5,200
Alector, Inc. (x)*	1,546	26,638
Allakos, Inc. (x)*	974	92,881
Allogene Therapeutics, Inc. (x)*	7,504	194,954
Alnylam Pharmaceuticals, Inc.*	4,497	517,919
Amicus Therapeutics, Inc.*	13,062	127,224
AnaptysBio, Inc.*	1,070	17,387
Anavex Life Sciences Corp. (x)*	2,214	5,734
Apellis Pharmaceuticals, Inc.*	2,485	76,091
Applied Therapeutics, Inc.*	250	6,820
Aprea Therapeutics, Inc.*	241	11,059
Arena Pharmaceuticals, Inc.*	5,132	233,095
Argenx SE (ADR)*	1,000	160,520
ArQule, Inc.*	5,193	103,652
Arrowhead Pharmaceuticals, Inc.*	4,733	300,214
Ascendis Pharma A/S (ADR)*	6,964	968,832
Assembly Biosciences, Inc.*	126	2,578
Atara Biotherapeutics, Inc.*	2,621	43,168
Athenex, Inc.*	3,487	53,246
Athersys, Inc. (x)*	6,651	8,181
Atreca, Inc., Class A*	250	3,867
Audentes Therapeutics, Inc.*	2,244	134,281
Avid Bioservices, Inc.*	2,635	20,210
Avrobio, Inc.*	1,046	21,056
Baudax Bio, Inc.*	396	2,740
BeiGene Ltd. (ADR)*	1,019	168,909
Beyondspring, Inc. (x)*	579	8,975
BioCryst Pharmaceuticals, Inc.*	6,110	21,080
Biohaven Pharmaceutical Holding Co. Ltd.*	6,772	368,668
BioSpecifics Technologies Corp.*	317	18,050
Bioxcel Therapeutics, Inc.*	310	4,529
Blueprint Medicines Corp.*	5,687	455,586
Bridgebio Pharma, Inc. (x)*	904	31,685
Cabaletta Bio, Inc.*	338	4,722
Calithera Biosciences, Inc.*	270	1,542
Calyxt, Inc. (x)*	482	3,379
CareDx, Inc.*	2,000	43,140
CASI Pharmaceuticals, Inc.*	2,285	7,061
Castle Biosciences, Inc. (x)*	140	4,812
Catalyst Pharmaceuticals, Inc.*	4,945	18,544
Celcuity, Inc.*	319	3,394
Cellular Biomedicine Group, Inc. (x)*	445	7,227
CEL-SCI Corp. (x)*	1,219	11,154
Checkpoint Therapeutics, Inc.*	1,185	2,038
ChemoCentryx, Inc.*	2,089	82,620
Clovis Oncology, Inc. (x)*	2,521	26,281
Coherus Biosciences, Inc.*	6,919	124,577
Constellation Pharmaceuticals, Inc. (x)*	707	33,307
Corbus Pharmaceuticals Holdings, Inc. (x)*	3,066	16,740
Cortexyme, Inc. (x)*	465	26,105
Crinetics Pharmaceuticals, Inc.*	570	14,301
Cue Biopharma, Inc.*	998	15,843
Cyclerion Therapeutics, Inc.*	1,158	3,150
Cytokinetics, Inc.*	2,579	27,363
CytomX Therapeutics, Inc.*	2,323	19,304
Deciphera Pharmaceuticals, Inc.*	11,789	733,747
Denali Therapeutics, Inc.*	2,475	43,114
Dicerna Pharmaceuticals, Inc.*	2,552	56,221
Dynavax Technologies Corp. (x)*	3,755	21,479
Eagle Pharmaceuticals, Inc.*	460	27,637
Editas Medicine, Inc.*	2,573	76,187
Eidos Therapeutics, Inc. (x)*	567	32,540
Eiger BioPharmaceuticals, Inc. (x)*	1,209	18,014
Emergent BioSolutions, Inc.*	7,975	430,251
Enanta Pharmaceuticals, Inc.*	885	54,675
Epizyme, Inc.*	2,930	72,078
Esperion Therapeutics, Inc. (x)*	1,287	76,744
Evelo Biosciences, Inc. (x)*	149	605
Exact Sciences Corp.*	14,351	1,327,180
Exelixis, Inc.*	6,282	110,689
Fate Therapeutics, Inc.*	3,033	59,356
FibroGen, Inc.*	3,566	152,946
Flexion Therapeutics, Inc.*	1,744	36,101
Forty Seven, Inc.*	1,114	43,858
Frequency Therapeutics, Inc.*	195	3,418
G1 Therapeutics, Inc.*	1,013	26,774
Galapagos NV*	2,517	526,549
Galapagos NV (ADR) (x)*	451	93,280
Galectin Therapeutics, Inc. (x)*	1,996	5,709
Global Blood Therapeutics, Inc.*	7,121	566,048
GlycoMimetics, Inc.*	1,746	9,236
Gossamer Bio, Inc.*	6,754	105,565
Gritstone Oncology, Inc. (x)*	297	2,664
Halozyme Therapeutics, Inc.*	7,273	128,950
Harpoon Therapeutics, Inc.*	150	2,218
Heron Therapeutics, Inc.*	23,132	543,602
Homology Medicines, Inc.*	1,256	25,999
Hookipa Pharma, Inc.*	540	6,604
IGM Biosciences, Inc.*	173	6,602
ImmunoGen, Inc.*	4,157	21,221
Immunomedics, Inc.*	7,961	168,455
Incyte Corp.*	4,140	361,505
Inovio Pharmaceuticals, Inc. (x)*	4,810	15,873
Insmed, Inc.*	4,554	108,750
Intellia Therapeutics, Inc. (x)*	1,415	20,758
Intercept Pharmaceuticals, Inc. (x)*	1,264	156,635
Intrexon Corp. (x)*	955	5,233
Invitae Corp. (x)*	17,160	276,791
Ionis Pharmaceuticals, Inc.*	13,678	826,288
Iovance Biotherapeutics, Inc.*	20,773	574,997
Ironwood Pharmaceuticals, Inc.*	7,825	104,151

See Notes to Financial Statements.

1653

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Kadmon Holdings, Inc. (x)*	7,796	$35,316
KalVista Pharmaceuticals, Inc.*	603	10,739
Karuna Therapeutics, Inc. (x)*	176	13,260
Karyopharm Therapeutics, Inc. (x)*	2,979	57,107
Kezar Life Sciences, Inc.*	54	217
Kindred Biosciences, Inc.*	1,912	16,214
Kiniksa Pharmaceuticals Ltd., Class A*	677	7,488
Kodiak Sciences, Inc.*	2,923	210,310
Krystal Biotech, Inc.*	537	29,739
Kura Oncology, Inc.*	1,741	23,939
La Jolla Pharmaceutical Co. (x)*	1,065	4,185
Lexicon Pharmaceuticals, Inc. (x)*	1,977	8,205
Ligand Pharmaceuticals, Inc.*	147	15,331
LogicBio Therapeutics, Inc. (x)*	418	3,010
MacroGenics, Inc.*	1,154	12,556
Madrigal Pharmaceuticals, Inc.*	1,483	135,116
Magenta Therapeutics, Inc. (x)*	1,006	15,251
MannKind Corp. (x)*	9,473	12,220
Marker Therapeutics, Inc. (x)*	1,396	4,020
Medicines Co. (The) (x)*	1,279	108,638
MediciNova, Inc. (x)*	2,161	14,565
MEI Pharma, Inc.*	3,516	8,720
MeiraGTx Holdings plc*	873	17,477
Millendo Therapeutics, Inc.*	485	3,269
Minerva Neurosciences, Inc.*	1,241	8,824
Mirati Therapeutics, Inc.*	1,367	176,152
Mirum Pharmaceuticals, Inc.*	112	2,746
Moderna, Inc. (x)*	9,496	185,742
Molecular Templates, Inc.*	559	7,818
Momenta Pharmaceuticals, Inc.*	4,893	96,539
Morphic Holding, Inc. (x)*	191	3,278
Mustang Bio, Inc.*	1,433	5,847
Myriad Genetics, Inc.*	430	11,709
Natera, Inc.*	3,136	105,652
Neurocrine Biosciences, Inc.*	9,226	991,703
NextCure, Inc. (x)*	4,136	232,981
Novavax, Inc. (x)*	477	1,898
Oncocyte Corp. (x)*	1,110	2,498
Organogenesis Holdings, Inc.*	543	2,612
Oyster Point Pharma, Inc.*	197	4,815
Palatin Technologies, Inc. (x)*	10,696	8,366
Pfenex, Inc.*	17,323	190,207
PhaseBio Pharmaceuticals, Inc. (x)*	708	4,326
Pieris Pharmaceuticals, Inc.*	2,398	8,681
Portola Pharmaceuticals, Inc.*	3,821	91,245
Precision BioSciences, Inc. (x)*	6,582	91,424
Prevail Therapeutics, Inc.*	286	4,527
Principia Biopharma, Inc.*	862	47,220
Progenics Pharmaceuticals, Inc.*	4,388	22,335
Protagonist Therapeutics, Inc.*	560	3,948
PTC Therapeutics, Inc.*	14,028	673,765
Puma Biotechnology, Inc. (x)*	1,589	13,904
Ra Pharmaceuticals, Inc.*	1,780	83,535
Radius Health, Inc.*	2,327	46,912
REGENXBIO, Inc.*	1,643	67,314
Replimune Group, Inc.*	580	8,323
Retrophin, Inc.*	2,139	30,374
Rhythm Pharmaceuticals, Inc.*	1,421	32,626
Rigel Pharmaceuticals, Inc.*	7,849	16,797
Rocket Pharmaceuticals, Inc.*	1,536	34,959
Rubius Therapeutics, Inc. (x)*	1,804	17,138
Sage Therapeutics, Inc.*	8,147	588,132
Sangamo Therapeutics, Inc.*	4,197	35,129
Sarepta Therapeutics, Inc.*	6,286	811,145
Savara, Inc. (x)*	1,759	7,880
Scholar Rock Holding Corp.*	890	11,730
Seattle Genetics, Inc.*	9,121	1,042,165
Seres Therapeutics, Inc.*	1,814	6,258
Solid Biosciences, Inc. (x)*	123	547
Sorrento Therapeutics, Inc. (x)*	6,481	21,906
Spectrum Pharmaceuticals, Inc.*	5,286	19,241
SpringWorks Therapeutics, Inc.*	381	14,665
Stemline Therapeutics, Inc.*	2,280	24,236
Stoke Therapeutics, Inc.*	362	10,252
Sutro Biopharma, Inc.*	113	1,243
Syndax Pharmaceuticals, Inc.*	1,036	9,096
Synthorx, Inc.*	431	30,123
Syros Pharmaceuticals, Inc.*	1,785	12,334
TCR2 Therapeutics, Inc.*	62	885
TG Therapeutics, Inc. (x)*	3,793	42,102
Tocagen, Inc.*	1,097	585
Translate Bio, Inc. (x)*	1,517	12,348
Turning Point Therapeutics, Inc.*	1,320	82,223
Twist Bioscience Corp.*	1,098	23,058
Tyme Technologies, Inc. (x)*	3,086	4,320
Ultragenyx Pharmaceutical, Inc.*	7,324	312,808
UNITY Biotechnology, Inc. (x)*	969	6,986
UroGen Pharma Ltd. (x)*	967	32,269
Vanda Pharmaceuticals, Inc.*	2,686	44,077
VBI Vaccines, Inc. (x)*	7,064	9,748
Veracyte, Inc.*	2,405	67,148
Vericel Corp.*	2,269	39,481
Viela Bio, Inc.*	179	4,860
Viking Therapeutics, Inc. (x)*	337	2,703
Vir Biotechnology, Inc. (x)*	258	3,244
Voyager Therapeutics, Inc.*	1,246	17,382
X4 Pharmaceuticals, Inc.*	595	6,367
XBiotech, Inc. (x)*	973	18,161
Xencor, Inc. (x)*	2,413	82,983
Y-mAbs Therapeutics, Inc.*	1,172	36,625
ZIOPHARM Oncology, Inc. (x)*	8,280	39,082

		21,178,770

Health Care Equipment & Supplies (6.7%)
ABIOMED, Inc.*	3,901	665,472
Accuray, Inc.*	4,506	12,707
Alphatec Holdings, Inc.*	1,749	12,409
Antares Pharma, Inc.*	8,350	39,245
Apyx Medical Corp.*	204	1,726
AtriCure, Inc.*	1,919	62,387
Atrion Corp.	74	55,611
Axogen, Inc.*	1,750	31,307
Axonics Modulation Technologies, Inc. (x)*	798	22,113
BioLife Solutions, Inc. (x)*	346	5,598
BioSig Technologies, Inc. (x)*	809	4,789
Cantel Medical Corp.	1,079	76,501
Cardiovascular Systems, Inc.*	1,744	84,741
Cerus Corp.*	6,226	26,274
Conformis, Inc.*	3,297	4,945

See Notes to Financial Statements.

1654

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
CONMED Corp.	1,365	$152,648
CryoLife, Inc.*	1,886	51,092
CryoPort, Inc. (x)*	1,612	26,534
Cutera, Inc.*	711	25,461
CytoSorbents Corp. (x)*	1,609	6,195
DexCom, Inc.*	9,510	2,080,217
Envista Holdings Corp.*	4,679	138,686
GenMark Diagnostics, Inc.*	2,813	13,531
Glaukos Corp.*	1,948	106,108
Globus Medical, Inc., Class A*	3,838	225,981
Haemonetics Corp.*	12,996	1,493,240
Heska Corp.*	358	34,346
Hill-Rom Holdings, Inc.	1,747	198,337
ICU Medical, Inc.*	288	53,891
Inogen, Inc.*	898	61,360
Insulet Corp.*	11,855	2,029,576
Integer Holdings Corp.*	7,084	569,766
IntriCon Corp. (x)*	428	7,704
iRadimed Corp.*	222	5,190
iRhythm Technologies, Inc.*	7,316	498,146
Lantheus Holdings, Inc.*	1,958	40,159
LeMaitre Vascular, Inc.	719	25,848
LivaNova plc*	1,919	144,750
Masimo Corp.*	2,405	380,134
Meridian Bioscience, Inc.	196	1,915
Merit Medical Systems, Inc.*	2,741	85,574
Mesa Laboratories, Inc.	196	48,882
Misonix, Inc.*	380	7,072
Natus Medical, Inc.*	1,640	54,104
Neogen Corp.*	6,554	427,714
Neuronetics, Inc.*	3,898	17,502
Nevro Corp.*	4,904	576,416
Novocure Ltd.*	6,925	583,570
NuVasive, Inc.*	2,616	202,321
Orthofix Medical, Inc.*	706	32,603
OrthoPediatrics Corp.*	454	21,333
Penumbra, Inc.*	7,465	1,226,276
Pulse Biosciences, Inc. (x)*	585	7,845
Quidel Corp.*	1,765	132,428
Rockwell Medical, Inc. (x)*	2,862	6,983
Senseonics Holdings, Inc. (x)*	6,485	5,940
Shockwave Medical, Inc. (x)*	1,280	56,218
SI-BONE, Inc.*	830	17,845
Sientra, Inc.*	1,665	14,885
Silk Road Medical, Inc.*	788	31,819
Soliton, Inc. (x)*	265	2,910
STAAR Surgical Co.*	2,206	77,585
STERIS plc	253	38,562
Surmodics, Inc.*	676	28,007
Tactile Systems Technology, Inc.*	937	63,257
Tandem Diabetes Care, Inc.*	15,645	932,598
TransEnterix, Inc. (x)*	489	719
TransMedics Group, Inc. (x)*	584	11,102
Utah Medical Products, Inc.	152	16,401
Vapotherm, Inc.*	737	8,962
Varex Imaging Corp.*	840	25,040
ViewRay, Inc. (x)*	3,584	15,124
West Pharmaceutical Services, Inc.	2,811	422,578
Wright Medical Group NV*	6,350	193,548
Zynex, Inc. (x)*	802	6,312

		14,876,675

Health Care Providers & Services (2.2%)
Addus HomeCare Corp.*	612	59,499
Amedisys, Inc.*	5,105	852,127
American Renal Associates Holdings, Inc.*	377	3,910
AMN Healthcare Services, Inc.*	2,297	143,126
Apollo Medical Holdings, Inc. (x)*	323	5,946
Avalon GloboCare Corp. (x)*	976	1,884
BioTelemetry, Inc.*	1,688	78,154
Catasys, Inc. (x)*	366	5,969
Chemed Corp.	794	348,772
CorVel Corp.*	429	37,477
Cross Country Healthcare, Inc.*	263	3,056
Encompass Health Corp.	2,497	172,967
Ensign Group, Inc. (The)	2,517	114,196
Exagen, Inc. (x)*	174	4,420
Genesis Healthcare, Inc.*	4,182	6,859
Guardant Health, Inc.*	8,273	646,452
Hanger, Inc.*	302	8,338
HealthEquity, Inc.*	8,491	628,928
Joint Corp. (The)*	676	10,911
LHC Group, Inc.*	1,517	208,982
Magellan Health, Inc.*	621	48,593
Molina Healthcare, Inc.*	2,451	332,576
National Research Corp.	621	40,949
Option Care Health, Inc.*	554	2,066
Pennant Group, Inc. (The)*	1,295	42,826
PetIQ, Inc. (x)*	974	24,399
Progyny, Inc.*	231	6,341
Providence Service Corp. (The)*	603	35,686
R1 RCM, Inc.*	5,291	68,677
RadNet, Inc.*	2,167	43,990
Select Medical Holdings Corp.*	5,617	131,101
Surgery Partners, Inc.*	89	1,393
Tenet Healthcare Corp.*	4,826	183,533
Tivity Health, Inc.*	24,500	498,453
US Physical Therapy, Inc.	643	73,527

		4,876,083

Health Care Technology (1.1%)
Castlight Health, Inc., Class B*	5,196	6,911
Change Healthcare, Inc. (x)*	1,256	20,586
Evolent Health, Inc., Class A*	884	8,000
Health Catalyst, Inc. (x)*	351	12,180
HealthStream, Inc.*	516	14,035
HMS Holdings Corp.*	4,448	131,661
Inovalon Holdings, Inc., Class A (x)*	3,635	68,411
Inspire Medical Systems, Inc.*	5,777	428,711
Livongo Health, Inc. (x)*	12,727	318,939
NextGen Healthcare, Inc.*	2,794	44,899
Omnicell, Inc.*	2,083	170,223
OptimizeRx Corp. (x)*	702	7,209
Phreesia, Inc.*	6,080	161,971
Simulations Plus, Inc.	607	17,645
Tabula Rasa HealthCare, Inc. (x)*	1,007	49,021
Teladoc Health, Inc. (x)*	11,755	984,129
Vocera Communications, Inc. (x)*	1,591	33,029

		2,477,560

See Notes to Financial Statements.

1655

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Life Sciences Tools & Services (1.9%)
10X Genomics, Inc., Class A*	3,724	$283,955
Accelerate Diagnostics, Inc. (x)*	1,410	23,829
Adaptive Biotechnologies Corp. (x)*	596	17,832
Agilent Technologies, Inc.	5,091	434,313
Avantor, Inc.*	11,342	205,857
Bio-Techne Corp.	1,897	416,410
Bruker Corp.	5,180	264,025
Charles River Laboratories International, Inc.*	2,432	371,512
ChromaDex Corp. (x)*	1,990	8,577
Codexis, Inc.*	2,731	43,669
Fluidigm Corp.*	3,571	12,427
ICON plc*	3,571	615,033
Medpace Holdings, Inc.*	1,412	118,693
NanoString Technologies, Inc.*	1,544	42,954
NeoGenomics, Inc.*	19,858	580,847
Pacific Biosciences of California, Inc.*	6,690	34,387
PerkinElmer, Inc.	1,246	120,987
Personalis, Inc.*	349	3,804
PRA Health Sciences, Inc.*	3,167	352,012
Quanterix Corp. (x)*	661	15,619
Repligen Corp.*	2,650	245,125
Syneos Health, Inc.*	231	13,739

		4,225,606

Pharmaceuticals (2.0%)
AcelRx Pharmaceuticals, Inc. (x)*	1,345	2,838
Acer Therapeutics, Inc. (x)*	185	742
Aerie Pharmaceuticals, Inc. (x)*	2,180	52,691
Akorn, Inc.*	558	837
Amneal Pharmaceuticals, Inc.*	5,788	27,898
Amphastar Pharmaceuticals, Inc.*	1,858	35,841
ANI Pharmaceuticals, Inc.*	472	29,108
Arvinas, Inc.*	1,064	43,720
Axsome Therapeutics, Inc. (x)*	1,255	129,717
BioDelivery Sciences International, Inc.*	4,219	26,664
Cara Therapeutics, Inc. (x)*	1,754	28,257
Cerecor, Inc. (x)*	1,106	5,961
Chiasma, Inc. (x)*	1,731	8,586
Collegium Pharmaceutical, Inc.*	10,858	223,458
Corcept Therapeutics, Inc.*	4,897	59,254
CorMedix, Inc. (x)*	1,217	8,860
Cymabay Therapeutics, Inc.*	3,556	6,970
Dermira, Inc. (x)*	4,166	63,156
Elanco Animal Health, Inc.*	21,676	638,358
Eloxx Pharmaceuticals, Inc. (x)*	1,137	8,368
Endo International plc*	652	3,058
Evofem Biosciences, Inc. (x)*	695	4,288
Evolus, Inc. (x)*	764	9,298
EyePoint Pharmaceuticals, Inc. (x)*	2,084	3,230
Fulcrum Therapeutics, Inc. (x)*	168	2,795
GW Pharmaceuticals plc (ADR) (x)*	4,265	445,948
Horizon Therapeutics plc*	1,103	39,929
Innoviva, Inc.*	3,253	46,062
Intersect ENT, Inc.*	1,586	39,491
Intra-Cellular Therapies, Inc. (x)*	1,163	39,902
Jazz Pharmaceuticals plc*	2,488	371,409
Kala Pharmaceuticals, Inc. (x)*	591	2,181
Kaleido Biosciences, Inc.*	261	1,310
Liquidia Technologies, Inc.*	693	2,963
Marinus Pharmaceuticals, Inc.*	2,595	5,605
MyoKardia, Inc.*	2,223	162,023
Nektar Therapeutics*	1,331	28,730
NGM Biopharmaceuticals, Inc. (x)*	1,141	21,097
Ocular Therapeutix, Inc. (x)*	2,185	8,631
Odonate Therapeutics, Inc.*	5,297	171,888
Omeros Corp. (x)*	2,404	33,872
Optinose, Inc. (x)*	1,286	11,857
Pacira BioSciences, Inc.*	2,066	93,590
Paratek Pharmaceuticals, Inc. (x)*	1,694	6,827
Phathom Pharmaceuticals, Inc.*	385	11,989
Phibro Animal Health Corp., Class A	996	24,731
Reata Pharmaceuticals, Inc., Class A*	3,380	690,973
Recro Pharma, Inc.*	991	18,165
resTORbio, Inc. (x)*	13	19
Revance Therapeutics, Inc.*	25,481	413,557
Satsuma Pharmaceuticals, Inc.*	205	4,034
SIGA Technologies, Inc. (x)*	2,833	13,513
Supernus Pharmaceuticals, Inc.*	2,544	60,344
TherapeuticsMD, Inc. (x)*	34,030	82,353
Theravance Biopharma, Inc.*	2,288	59,236
Tricida, Inc. (x)*	1,127	42,533
Verrica Pharmaceuticals, Inc.*	267	4,243
WaVe Life Sciences Ltd. (x)*	926	7,422
Xeris Pharmaceuticals, Inc. (x)*	1,304	9,193
Zogenix, Inc.*	2,177	113,487
Zynerba Pharmaceuticals, Inc. (x)*	1,166	7,043

		4,520,103

Total Health Care		52,154,797

Industrials (17.2%)
Aerospace & Defense (2.9%)
Aerojet Rocketdyne Holdings, Inc.*	2,560	116,890
AeroVironment, Inc.*	1,099	67,852
Astronics Corp.*	1,110	31,024
Axon Enterprise, Inc.*	16,807	1,231,617
BWX Technologies, Inc.	12,090	750,547
Cubic Corp.	9,757	620,252
Ducommun, Inc.*	96	4,851
Hexcel Corp.	11,250	824,738
Huntington Ingalls Industries, Inc.	1,612	404,419
Kratos Defense & Security Solutions, Inc.*	11,604	208,988
L3Harris Technologies, Inc.	5,045	998,254
Mercury Systems, Inc.*	9,933	686,470
Moog, Inc., Class A	1,390	118,609
National Presto Industries, Inc.	24	2,121
Parsons Corp.*	991	40,908
Spirit AeroSystems Holdings, Inc., Class A	4,689	341,734
Triumph Group, Inc.	637	16,097
Wesco Aircraft Holdings, Inc.*	680	7,494

		6,472,865

See Notes to Financial Statements.

1656

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	3,017	$70,779
Expeditors International of Washington, Inc.	4,162	324,719
Forward Air Corp.	1,433	100,238
Radiant Logistics, Inc.*	2,009	11,190
XPO Logistics, Inc.*	2,682	213,756

		720,682

Airlines (0.7%)
Alaska Air Group, Inc.	2,808	190,242
Allegiant Travel Co.	4,685	815,377
JetBlue Airways Corp.*	1,366	25,572
Mesa Air Group, Inc.*	469	4,193
Spirit Airlines, Inc.*	14,458	582,802

		1,618,186

Building Products (1.6%)
AAON, Inc.	2,100	103,761
Advanced Drainage Systems, Inc.	2,138	83,040
Allegion plc	3,557	442,989
American Woodmark Corp.*	861	89,983
AO Smith Corp.	1,144	54,500
Apogee Enterprises, Inc.	1,143	37,147
Armstrong World Industries, Inc.	7,548	709,285
Builders FirstSource, Inc.*	5,314	135,029
Continental Building Products, Inc.*	861	31,366
CSW Industrials, Inc.	723	55,671
Fortune Brands Home & Security, Inc.	2,240	146,362
JELD-WEN Holding, Inc.*	2,965	69,411
Lennox International, Inc.	1,625	396,451
Masonite International Corp.*	1,147	82,825
Patrick Industries, Inc.	775	40,633
PGT Innovations, Inc.*	1,435	21,396
Simpson Manufacturing Co., Inc.	2,251	180,598
Trex Co., Inc.*	8,803	791,214
Universal Forest Products, Inc.	2,697	128,647

		3,600,308

Commercial Services & Supplies (2.3%)
Advanced Disposal Services, Inc.*	3,378	111,035
Brady Corp., Class A	2,001	114,577
Brink’s Co. (The)	7,167	649,904
Casella Waste Systems, Inc., Class A*	2,277	104,810
CECO Environmental Corp.*	137	1,049
Cimpress plc (x)*	1,005	126,399
Copart, Inc.*	12,730	1,157,666
Covanta Holding Corp.	6,022	89,367
Deluxe Corp.	136	6,789
Healthcare Services Group, Inc.	14,499	352,616
Heritage-Crystal Clean, Inc.*	548	17,191
Herman Miller, Inc.	2,919	121,576
HNI Corp.	1,705	63,869
IAA, Inc.*	6,167	290,219
Interface, Inc.	2,639	43,781
KAR Auction Services, Inc.	5,839	127,232
Kimball International, Inc., Class B	1,584	32,741
Knoll, Inc.	2,380	60,119
McGrath RentCorp	852	65,212
Mobile Mini, Inc.	6,417	243,269
MSA Safety, Inc.	1,784	225,426
Pitney Bowes, Inc.	4,012	16,168
Rollins, Inc.	7,160	237,426
Steelcase, Inc., Class A	1,083	22,158
Tetra Tech, Inc.	2,751	237,026
US Ecology, Inc.	10,017	580,085
Viad Corp.	984	66,420
VSE Corp.	30	1,141

		5,165,271

Construction & Engineering (0.9%)
Arcosa, Inc.	4,000	178,200
Argan, Inc.	645	25,890
Comfort Systems USA, Inc.	1,853	92,372
Construction Partners, Inc., Class A*	235	3,964
Dycom Industries, Inc.*	1,252	59,032
EMCOR Group, Inc.	2,109	182,007
Granite Construction, Inc.	15,361	425,039
Great Lakes Dredge & Dock Corp.*	2,785	31,554
IES Holdings, Inc.*	192	4,927
Jacobs Engineering Group, Inc.	5,210	468,014
MasTec, Inc.*	3,027	194,212
MYR Group, Inc.*	828	26,985
NV5 Global, Inc.*	526	26,537
Primoris Services Corp.	1,541	34,272
Quanta Services, Inc.	1,677	68,271
Sterling Construction Co., Inc.*	317	4,463
WillScot Corp.*	1,799	33,263

		1,859,002

Electrical Equipment (0.8%)
Acuity Brands, Inc.	541	74,658
Allied Motion Technologies, Inc.	365	17,702
American Superconductor Corp. (x)*	289	2,269
AMETEK, Inc.	5,163	514,958
Atkore International Group, Inc.*	2,324	94,029
AZZ, Inc.	399	18,334
Energous Corp. (x)*	1,470	2,602
EnerSys	1,423	106,483
Generac Holdings, Inc.*	3,104	312,231
Hubbell, Inc.	1,499	221,582
Plug Power, Inc. (x)*	12,446	39,329
Sensata Technologies Holding plc*	3,295	177,502
Sunrun, Inc.*	5,785	79,891
Thermon Group Holdings, Inc.*	445	11,926
TPI Composites, Inc.*	1,488	27,543
Vicor Corp.*	918	42,889
Vivint Solar, Inc. (x)*	2,251	16,342

		1,760,270

Industrial Conglomerates (0.5%)
Carlisle Cos., Inc.	6,339	1,025,904
Raven Industries, Inc.	1,823	62,820

		1,088,724

See Notes to Financial Statements.

1657

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Machinery (4.5%)
Actuant Corp., Class A	1,366	$35,557
Alamo Group, Inc.	435	54,614
Albany International Corp., Class A	1,518	115,247
Allison Transmission Holdings, Inc.	5,526	267,016
Altra Industrial Motion Corp.	3,161	114,460
Barnes Group, Inc.	280	17,349
Blue Bird Corp.*	405	9,283
Chart Industries, Inc.*	1,782	120,267
Columbus McKinnon Corp.	718	28,742
Donaldson Co., Inc.	6,394	368,422
Douglas Dynamics, Inc.	1,097	60,335
Dover Corp.	3,923	452,165
Energy Recovery, Inc.*	1,942	19,012
EnPro Industries, Inc.	87	5,819
ESCO Technologies, Inc.	1,228	113,590
Evoqua Water Technologies Corp.*	3,698	70,077
Federal Signal Corp.	2,872	92,622
Flowserve Corp.	1,469	73,112
Franklin Electric Co., Inc.	2,230	127,824
Gardner Denver Holdings, Inc.*	11,041	404,984
Gencor Industries, Inc.*	85	992
Gorman-Rupp Co. (The)	166	6,225
Graco, Inc.	8,370	435,240
Harsco Corp.*	3,877	89,210
Helios Technologies, Inc.	1,439	66,525
Hillenbrand, Inc.	2,083	69,385
IDEX Corp.	5,041	867,052
Ingersoll-Rand plc	9,455	1,256,759
John Bean Technologies Corp.	1,564	176,200
Kadant, Inc.	566	59,622
Kennametal, Inc.	16,300	601,307
LB Foster Co., Class A*	47	911
Lincoln Electric Holdings, Inc.	2,787	269,587
Lindsay Corp.	1,995	191,500
Luxfer Holdings plc	1,228	22,730
Meritor, Inc.*	3,091	80,953
Middleby Corp. (The)*	2,798	306,437
Miller Industries, Inc.	51	1,894
Mueller Industries, Inc.	1,575	50,006
Mueller Water Products, Inc., Class A	4,770	57,145
Nordson Corp.	6,211	1,011,399
Omega Flex, Inc.	153	16,415
Proto Labs, Inc.*	1,324	134,452
RBC Bearings, Inc.*	1,221	193,333
REV Group, Inc.	248	3,033
Rexnord Corp.*	550	17,941
Spartan Motors, Inc.	1,303	23,558
SPX Corp.*	1,769	90,007
Tennant Co.	885	68,959
Terex Corp.	2,430	72,365
Toro Co. (The)	5,376	428,306
WABCO Holdings, Inc.*	2,171	294,171
Watts Water Technologies, Inc., Class A	800	79,808
Welbilt, Inc.*	6,638	103,619
Woodward, Inc.	2,292	271,464

		9,969,007

Marine (0.0%)
Scorpio Bulkers, Inc.	504	3,211

Professional Services (0.9%)
ASGN, Inc.*	2,235	158,618
Barrett Business Services, Inc.	370	33,470
BG Staffing, Inc.	226	4,947
CoStar Group, Inc.*	737	440,947
CRA International, Inc.	96	5,229
Exponent, Inc.	2,603	179,633
Forrester Research, Inc.*	550	22,935
Franklin Covey Co.*	497	16,018
FTI Consulting, Inc.*	176	19,476
Heidrick & Struggles International, Inc.	105	3,412
Huron Consulting Group, Inc.*	143	9,827
ICF International, Inc.	582	53,323
Insperity, Inc.	1,891	162,702
Kforce, Inc.	964	38,271
Korn Ferry	2,884	122,282
Mistras Group, Inc.*	148	2,112
Resources Connection, Inc.	506	8,263
Robert Half International, Inc.	5,726	361,597
TriNet Group, Inc.*	2,232	126,354
Upwork, Inc.*	27,306	291,355
Willdan Group, Inc. (x)*	513	16,303

		2,077,074

Road & Rail (0.7%)
Avis Budget Group, Inc.*	2,852	91,948
Heartland Express, Inc.	146	3,073
JB Hunt Transport Services, Inc.	2,500	291,950
Kansas City Southern	820	125,591
Knight-Swift Transportation Holdings, Inc.	11,456	410,583
Landstar System, Inc.	1,772	201,778
PAM Transportation Services, Inc.*	67	3,867
Saia, Inc.*	4,091	380,954
Universal Logistics Holdings, Inc.	425	8,058

		1,517,802

Trading Companies & Distributors (1.1%)
Air Lease Corp.	378	17,963
Applied Industrial Technologies, Inc.	1,954	130,312
Beacon Roofing Supply, Inc.*	15,159	484,785
EVI Industries, Inc. (x)*	232	6,273
Foundation Building Materials, Inc.*	214	4,141
General Finance Corp.*	301	3,332
GMS, Inc.*	853	23,099
H&E Equipment Services, Inc.	1,282	42,857
Herc Holdings, Inc.*	92	4,502
Kaman Corp.	207	13,645
Lawson Products, Inc.*	215	11,202
MRC Global, Inc.*	384	5,238
SiteOne Landscape Supply, Inc.*	7,361	667,275
Systemax, Inc.	473	11,901
Transcat, Inc.*	348	11,087
United Rentals, Inc.*	1,680	280,174

See Notes to Financial Statements.

1658

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Univar Solutions, Inc.*	25,600	$620,544
Willis Lease Finance Corp.*	18	1,060

		2,339,390

Total Industrials		38,191,792

Information Technology (26.4%)
Communications Equipment (0.8%)
Acacia Communications, Inc.*	1,895	128,500
Calix, Inc.*	1,210	9,680
Cambium Networks Corp. (x)*	127	1,110
Casa Systems, Inc.*	1,471	6,016
Ciena Corp.*	6,939	296,226
Clearfield, Inc.*	572	7,974
DASAN Zhone Solutions, Inc.*	390	3,455
Extreme Networks, Inc.*	6,045	44,552
InterDigital, Inc.	1,592	86,748
Plantronics, Inc.	1,723	47,107
Ubiquiti, Inc. (x)	435	82,206
ViaSat, Inc.*	7,346	537,690
Viavi Solutions, Inc.*	37,332	559,980

		1,811,244

Electronic Equipment, Instruments & Components (2.0%)
Airgain, Inc.*	477	5,099
Akoustis Technologies, Inc. (x)*	1,296	10,368
Badger Meter, Inc.	1,458	94,668
Coda Octopus Group, Inc. (x)*	239	2,000
Cognex Corp.	8,303	465,300
Dolby Laboratories, Inc., Class A	429	29,515
ePlus, Inc.*	598	50,405
Fabrinet*	1,710	110,876
FARO Technologies, Inc.*	841	42,344
Fitbit, Inc., Class A (x)*	2,345	15,407
FLIR Systems, Inc.	590	30,721
II-VI, Inc.*	2,938	98,923
Insight Enterprises, Inc.*	672	47,235
IPG Photonics Corp.*	2,170	314,476
Iteris, Inc.*	2,024	10,100
Itron, Inc.*	1,718	144,226
Jabil, Inc.	1,655	68,401
Kimball Electronics, Inc.*	66	1,158
Littelfuse, Inc.	2,175	416,078
MTS Systems Corp.	310	14,889
Napco Security Technologies, Inc.*	593	17,428
National Instruments Corp.	376	15,920
nLight, Inc.*	1,673	33,929
Novanta, Inc.*	7,340	649,150
OSI Systems, Inc.*	849	85,528
PAR Technology Corp. (x)*	598	18,383
Plexus Corp.*	203	15,619
Rogers Corp.*	922	115,001
Sanmina Corp.*	693	23,728
Trimble, Inc.*	2,204	91,885
Vishay Precision Group, Inc.*	410	13,940
Wrap Technologies, Inc. (x)*	394	2,518
Zebra Technologies Corp., Class A*	5,767	1,473,123

		4,528,341

IT Services (3.9%)
Alliance Data Systems Corp.	220	24,684
Black Knight, Inc.*	7,307	471,155
Booz Allen Hamilton Holding Corp.	6,923	492,433
Brightcove, Inc.*	1,967	17,093
Cardtronics plc, Class A*	1,459	65,144
Cass Information Systems, Inc.	728	42,035
CoreLogic, Inc.*	238	10,403
CSG Systems International, Inc.	1,678	86,887
Endurance International Group Holdings, Inc.*	3,687	17,329
EPAM Systems, Inc.*	2,635	559,042
Euronet Worldwide, Inc.*	2,534	399,257
EVERTEC, Inc.	3,099	105,490
Evo Payments, Inc., Class A*	1,812	47,855
Exela Technologies, Inc. (x)*	1,709	697
ExlService Holdings, Inc.*	1,638	113,776
Genpact Ltd.	9,473	399,476
GoDaddy, Inc., Class A*	10,972	745,218
GTT Communications, Inc. (x)*	1,720	19,522
Hackett Group, Inc. (The)	1,143	18,448
I3 Verticals, Inc., Class A*	736	20,792
International Money Express, Inc.*	930	11,197
InterXion Holding NV*	4,300	360,383
Jack Henry & Associates, Inc.	7,995	1,164,632
Limelight Networks, Inc.*	2,361	9,633
ManTech International Corp., Class A	7,800	623,064
MAXIMUS, Inc.	3,218	239,387
MongoDB, Inc.*	2,121	279,145
NIC, Inc.	3,351	74,895
Okta, Inc.*	5,319	613,653
Paysign, Inc. (x)*	1,536	15,590
Perficient, Inc.*	1,557	71,731
Perspecta, Inc.	518	13,696
PRGX Global, Inc.*	1,124	5,530
Priority Technology Holdings, Inc.*	331	811
Sabre Corp.	2,362	53,003
Science Applications International Corp.	2,911	253,315
Switch, Inc., Class A	3,047	45,157
TTEC Holdings, Inc.	740	29,319
Tucows, Inc., Class A (x)*	488	30,149
Unisys Corp.*	1,841	21,834
USA Technologies, Inc. (x)*	15,500	114,700
Verra Mobility Corp.*	6,363	89,018
Virtusa Corp.*	1,413	64,051
WEX, Inc.*	2,176	455,785
Wix.com Ltd.*	3,000	367,140

		8,663,554

Semiconductors & Semiconductor Equipment (5.1%)
Adesto Technologies Corp. (x)*	1,156	9,826
Advanced Energy Industries, Inc.*	1,900	135,280
Advanced Micro Devices, Inc.*	50,893	2,333,953
Ambarella, Inc.*	654	39,606
Brooks Automation, Inc.	3,073	128,943
Cabot Microelectronics Corp.	1,461	210,852

See Notes to Financial Statements.

1659

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
CEVA, Inc.*	1,028	$27,715
Cree, Inc.*	4,321	199,414
Diodes, Inc.*	510	28,749
DSP Group, Inc.*	402	6,327
Enphase Energy, Inc. (x)*	4,698	122,759
Entegris, Inc.	17,944	898,815
FormFactor, Inc.*	286	7,427
Ichor Holdings Ltd.*	258	8,584
Impinj, Inc. (x)*	768	19,860
Inphi Corp.*	8,810	652,116
Lattice Semiconductor Corp.*	56,771	1,086,597
Marvell Technology Group Ltd.	22,950	609,552
MaxLinear, Inc.*	3,321	70,472
Monolithic Power Systems, Inc.	4,524	805,362
NVE Corp.	224	15,994
ON Semiconductor Corp.*	15,770	384,473
Onto Innovation, Inc.*	15,080	551,023
PDF Solutions, Inc.*	126	2,128
Power Integrations, Inc.	1,405	138,969
Semtech Corp.*	9,225	488,002
Silicon Laboratories, Inc.*	6,372	739,025
Teradyne, Inc.	8,483	578,456
Universal Display Corp.	4,249	875,591
Xperi Corp.	526	9,731

		11,185,601

Software (14.3%)
2U, Inc.*	7,754	186,018
8x8, Inc.*	4,797	87,785
A10 Networks, Inc.*	2,237	15,368
ACI Worldwide, Inc.*	5,808	220,036
Agilysys, Inc.*	1,059	26,909
Alarm.com Holdings, Inc.*	1,881	80,827
Altair Engineering, Inc., Class A*	2,020	72,538
Alteryx, Inc., Class A (x)*	11,707	1,171,519
American Software, Inc., Class A	809	12,038
Anaplan, Inc.*	13,813	723,801
ANSYS, Inc.*	1,810	465,912
Appfolio, Inc., Class A*	805	88,510
Appian Corp. (x)*	1,713	65,454
Aspen Technology, Inc.*	9,041	1,093,328
Avalara, Inc.*	8,366	612,810
Benefitfocus, Inc.*	1,531	33,590
Bill.Com Holdings, Inc.*	3,200	121,760
Blackbaud, Inc.	2,464	196,134
Blackline, Inc.*	2,192	113,020
Bottomline Technologies DE, Inc.*	2,189	117,330
Box, Inc., Class A*	7,143	119,860
CDK Global, Inc.	6,170	337,376
Ceridian HCM Holding, Inc.*	3,808	258,487
ChannelAdvisor Corp.*	1,398	12,638
Cision Ltd.*	4,729	47,148
Cloudera, Inc. (x)*	791	9,199
Cloudflare, Inc., Class A*	18,900	322,434
CommVault Systems, Inc.*	2,060	91,958
Cornerstone OnDemand, Inc.*	2,853	167,043
Coupa Software, Inc.*	3,186	465,953
Digimarc Corp. (x)*	558	18,726
Digital Turbine, Inc.*	3,996	28,491
DocuSign, Inc.*	7,872	583,394
Domo, Inc., Class B*	893	19,396
Dynatrace, Inc.*	19,833	501,775
Ebix, Inc. (x)	1,202	40,159
eGain Corp.*	1,051	8,324
Elastic NV*	8,764	563,525
Envestnet, Inc.*	8,852	616,365
Everbridge, Inc.*	1,662	129,769
Fair Isaac Corp.*	4,374	1,638,850
FireEye, Inc.*	10,028	165,763
Five9, Inc.*	3,016	197,789
ForeScout Technologies, Inc.*	2,125	69,700
Guidewire Software, Inc.*	15,946	1,750,392
HubSpot, Inc.*	7,867	1,246,920
Ideanomics, Inc.*	2,447	2,094
Instructure, Inc.*	1,738	83,789
Intelligent Systems Corp. (x)*	352	14,059
j2 Global, Inc.	2,357	220,874
LivePerson, Inc.*	3,145	116,365
Majesco*	458	3,779
Manhattan Associates, Inc.*	10,125	807,469
Medallia, Inc. (x)*	652	20,284
MicroStrategy, Inc., Class A*	427	60,903
Mitek Systems, Inc.*	1,295	9,907
MobileIron, Inc.*	4,947	24,042
Model N, Inc.*	1,670	58,567
New Relic, Inc.*	2,505	164,604
Nutanix, Inc., Class A*	8,568	267,836
OneSpan, Inc.*	1,215	20,801
PagerDuty, Inc.*	6,999	163,707
Paycom Software, Inc.*	2,502	662,430
Paylocity Holding Corp.*	5,854	707,280
Pegasystems, Inc.	1,923	153,167
Phunware, Inc. (x)*	1,552	1,847
Ping Identity Holding Corp. (x)*	497	12,077
Pluralsight, Inc., Class A*	20,221	348,003
Progress Software Corp.	2,276	94,568
Proofpoint, Inc.*	2,830	324,827
PROS Holdings, Inc.*	1,683	100,845
PTC, Inc.*	5,269	394,595
Q2 Holdings, Inc.*	6,914	560,587
QAD, Inc., Class A	299	15,228
Qualys, Inc.*	1,686	140,562
Rapid7, Inc.*	2,453	137,417
RealPage, Inc.*	4,019	216,021
Rimini Street, Inc.*	1,018	3,950
RingCentral, Inc., Class A*	3,778	637,235
SailPoint Technologies Holding, Inc.*	4,378	103,321
ServiceNow, Inc.*	2,916	823,245
SharpSpring, Inc. (x)*	540	6,194
ShotSpotter, Inc. (x)*	415	10,583
Slack Technologies, Inc., Class A (x)*	36,041	810,202
Smartsheet, Inc., Class A*	14,334	643,883
SolarWinds Corp.*	684	12,688
Splunk, Inc.*	14,770	2,212,103
SPS Commerce, Inc.*	1,792	99,313
SVMK, Inc.*	4,390	78,449
Telaria, Inc.*	2,233	19,673
Telenav, Inc.*	857	4,165
Tenable Holdings, Inc.*	1,914	45,859
Teradata Corp.*	5,578	149,323
Trade Desk, Inc. (The), Class A*	3,723	967,161

See Notes to Financial Statements.

1660

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Tyler Technologies, Inc.*	1,950	$585,039
Upland Software, Inc.*	1,171	41,816
Varonis Systems, Inc.*	1,477	114,778
Verint Systems, Inc.*	3,169	175,436
VirnetX Holding Corp. (x)*	3,131	11,898
Workday, Inc., Class A*	5,721	940,818
Workiva, Inc.*	1,882	79,138
Yext, Inc.*	4,742	68,380
Zendesk, Inc.*	10,902	835,420
Zix Corp.*	2,758	18,699
Zoom Video Communications, Inc., Class A (x)*	11,268	766,675
Zscaler, Inc. (x)*	11,998	557,907
Zuora, Inc., Class A*	4,470	64,055

		31,712,061

Technology Hardware, Storage & Peripherals (0.3%)
AstroNova, Inc.	356	4,884
Avid Technology, Inc.*	1,447	12,415
Diebold Nixdorf, Inc.*	2,049	21,638
NCR Corp.*	6,422	225,798
Pure Storage, Inc., Class A*	22,963	392,897
Sonim Technologies, Inc. (x)*	186	675

		658,307

Total Information Technology		58,559,108

Materials (2.2%)
Chemicals (1.4%)
Advanced Emissions Solutions, Inc. (x)	790	8,295
Amyris, Inc. (x)*	273	844
Axalta Coating Systems Ltd.*	3,267	99,317
Balchem Corp.	1,616	164,234
CF Industries Holdings, Inc.	1,109	52,944
Chase Corp.	376	44,548
Element Solutions, Inc.*	3,967	46,335
Ferro Corp.*	3,432	50,897
FMC Corp.	4,770	476,141
GCP Applied Technologies, Inc.*	2,747	62,384
HB Fuller Co.	1,826	94,167
Ingevity Corp.*	8,072	705,331
Innospec, Inc.	1,071	110,784
Koppers Holdings, Inc.*	678	25,913
Kraton Corp.*	459	11,622
Marrone Bio Innovations, Inc.*	2,276	2,299
NewMarket Corp.	324	157,632
OMNOVA Solutions, Inc.*	2,233	22,576
Orion Engineered Carbons SA	2,066	39,874
PolyOne Corp.	3,702	136,197
Quaker Chemical Corp.	670	110,228
RPM International, Inc.	1,099	84,359
Scotts Miracle-Gro Co. (The)	2,003	212,679
Sensient Technologies Corp.	1,102	72,831
Stepan Co.	115	11,781
Tronox Holdings plc, Class A	2,131	24,336
Valhi, Inc.	386	722
WR Grace & Co.	2,884	201,447

		3,030,717

Construction Materials (0.1%)
Eagle Materials, Inc.	1,735	157,295
Forterra, Inc. (x)*	950	10,982
Summit Materials, Inc., Class A*	1,064	25,430
United States Lime & Minerals, Inc.	8	722
US Concrete, Inc.*	823	34,286

		228,715

Containers & Packaging (0.5%)
AptarGroup, Inc.	1,293	149,497
Avery Dennison Corp.	3,952	517,000
Berry Global Group, Inc.*	2,600	123,474
Crown Holdings, Inc.*	3,829	277,756
Myers Industries, Inc.	1,829	30,508
Sealed Air Corp.	593	23,619
UFP Technologies, Inc.*	49	2,431

		1,124,285

Metals & Mining (0.2%)
AK Steel Holding Corp.*	7,057	23,218
Cleveland-Cliffs, Inc. (x)	2,002	16,817
Compass Minerals International, Inc.	1,741	106,131
Kaiser Aluminum Corp.	397	44,023
Materion Corp.	427	25,385
Mayville Engineering Co., Inc.*	323	3,030
Novagold Resources, Inc.*	8,363	74,932
Royal Gold, Inc.	1,066	130,319
Ryerson Holding Corp.*	722	8,541
Worthington Industries, Inc.	434	18,306

		450,702

Paper & Forest Products (0.0%)
Boise Cascade Co.	479	17,498
Louisiana-Pacific Corp.	777	23,053
Neenah, Inc.	716	50,428
Verso Corp., Class A*	95	1,713

		92,692

Total Materials		4,927,111

Real Estate (2.3%)
Equity Real Estate Investment Trusts (REITs) (2.0%)
Alexander’s, Inc. (REIT)	107	35,347
American Assets Trust, Inc. (REIT)	2,457	112,776
American Finance Trust, Inc. (REIT)	359	4,760
American Homes 4 Rent (REIT), Class A	5,554	145,570
Americold Realty Trust (REIT)	9,740	341,484
Armada Hoffler Properties, Inc. (REIT)	864	15,854
Bluerock Residential Growth REIT, Inc. (REIT)	1,099	13,243
CareTrust REIT, Inc. (REIT)	3,677	75,857
Clipper Realty, Inc. (REIT)	770	8,162
Colony Capital, Inc. (REIT)	1,388	6,593
Community Healthcare Trust, Inc. (REIT)	558	23,916
CoreSite Realty Corp. (REIT)	5,671	635,833

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Easterly Government Properties, Inc. (REIT)	871	$20,669
EastGroup Properties, Inc. (REIT)	1,900	252,073
Equity LifeStyle Properties, Inc. (REIT)	8,844	622,529
Essential Properties Realty Trust, Inc. (REIT)	434	10,768
First Industrial Realty Trust, Inc. (REIT)	1,323	54,918
Four Corners Property Trust, Inc. (REIT)	3,421	96,438
GEO Group, Inc. (The) (REIT)	6,085	101,072
Gladstone Commercial Corp. (REIT)	469	10,252
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	230	7,401
Innovative Industrial Properties, Inc. (REIT) (x)	554	42,032
Iron Mountain, Inc. (REIT)	1,654	52,713
iStar, Inc. (REIT) (x)	2,150	31,197
Lamar Advertising Co. (REIT), Class A	4,319	385,514
LTC Properties, Inc. (REIT)	1,003	44,904
Monmouth Real Estate Investment Corp. (REIT)	649	9,398
National Health Investors, Inc. (REIT)	929	75,695
National Storage Affiliates Trust (REIT)	3,020	101,532
New Senior Investment Group, Inc. (REIT)	1,884	14,413
NexPoint Residential Trust, Inc. (REIT)	968	43,560
Outfront Media, Inc. (REIT)	1,132	30,360
Pennsylvania REIT (REIT) (x)	1,686	8,986
PS Business Parks, Inc. (REIT)	1,008	166,189
QTS Realty Trust, Inc. (REIT), Class A	2,860	155,212
Ryman Hospitality Properties, Inc. (REIT)	2,303	199,578
Safehold, Inc. (REIT) (x)	35	1,411
Saul Centers, Inc. (REIT)	558	29,451
Seritage Growth Properties (REIT), Class A (x)	161	6,453
Sun Communities, Inc. (REIT)	1,128	169,313
Tanger Factory Outlet Centers, Inc. (REIT) (x)	4,260	62,750
Terreno Realty Corp. (REIT)	336	18,191
UMH Properties, Inc. (REIT)	1,511	23,768
Uniti Group, Inc. (REIT) (x)	9,480	77,831
Universal Health Realty Income Trust (REIT)	562	65,956

		4,411,922

Real Estate Management & Development (0.3%)
Altisource Portfolio Solutions SA (x)*	33	638
Cushman & Wakefield plc*	5,233	106,963
eXp World Holdings, Inc. (x)*	1,098	12,440
Howard Hughes Corp. (The)*	640	81,152
Jones Lang LaSalle, Inc.	297	51,705
Kennedy-Wilson Holdings, Inc.	2,964	66,097
Marcus & Millichap, Inc.*	1,038	38,665
Maui Land & Pineapple Co., Inc.*	191	2,149
Newmark Group, Inc., Class A	6,602	88,830
Redfin Corp.*	4,498	95,088
RMR Group, Inc. (The), Class A	768	35,051

		578,778

Total Real Estate		4,990,700

Utilities (0.4%)
Electric Utilities (0.1%)
El Paso Electric Co.	354	24,033
Genie Energy Ltd., Class B	296	2,288
MGE Energy, Inc.	643	50,681
Otter Tail Corp.	901	46,212
Spark Energy, Inc., Class A	632	5,834

		129,048

Gas Utilities (0.1%)
Chesapeake Utilities Corp.	811	77,718
New Jersey Resources Corp.	294	13,103
Northwest Natural Holding Co.	219	16,147
South Jersey Industries, Inc.	667	21,998
Southwest Gas Holdings, Inc.	309	23,475

		152,441

Independent Power and Renewable Electricity Producers (0.0%)
Atlantic Power Corp.*	3,415	7,957
Ormat Technologies, Inc.	729	54,325
Sunnova Energy International, Inc.*	148	1,652
TerraForm Power, Inc., Class A	2,692	41,430

		105,364

Water Utilities (0.2%)
American States Water Co.	1,843	159,678
AquaVenture Holdings Ltd.*	101	2,739
California Water Service Group	2,319	119,568
Global Water Resources, Inc.	606	7,969
Middlesex Water Co.	662	42,083
Pure Cycle Corp.*	875	11,016
SJW Group	870	61,822
York Water Co. (The)	610	28,127

		433,002

Total Utilities		819,855

Total Common Stocks (98.3%) (Cost $151,879,148)		218,091,000

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Oncternal Therapeutics, Inc., CVR (r)*	29	—

Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)*	15,966	2,155

Total Health Care		2,155

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Rights	Value (Note 1)
Materials (0.0%)
Chemicals (0.0%)
Schulman, Inc., CVR (r)*	1,228	$482

Total Materials		482

Total Rights (0.0%) (Cost $—)		2,637

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.5%)
JPMorgan Prime Money Market Fund, IM Shares	1,078,003	1,078,325

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.3%)
Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $1,600,140, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $1,632,000. (xx)	$1,600,000	1,600,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,009,555, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,029,649. (xx)	1,009,460	1,009,460
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $600,057, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $612,000. (xx)	600,000	600,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $500,076, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $510,004. (xx)	500,000	500,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $300,029, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $326,667. (xx)	300,000	300,000

Total Repurchase Agreements		5,009,460

Total Short-Term Investments (2.8%) (Cost $6,087,853)		6,087,785

Total Investments in Securities (101.1%) (Cost $157,967,001)		224,181,422
Other Assets Less Liabilities (-1.1%)		(2,396,705)

Net Assets (100%)		$221,784,717

*	Non-income producing.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $10,081,829. This was collateralized by $5,517,964 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 2/15/49 and by cash of $5,009,460 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	—	American Depositary Receipt
CVR	—	Contingent Value Right
USD	—	United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
NASDAQ 100 E-Mini Index	1	3/2020	USD	175,045	2,987
Russell 2000 E-Mini Index	1	3/2020	USD	83,530	801
S&P Midcap 400 E-Mini Index	2	3/2020	USD	412,960	5,456

					9,244

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$7,201,859	$—	$—	$7,201,859
Consumer Discretionary	33,146,624	4,465	—	33,151,089
Consumer Staples	5,039,397	—	—	5,039,397
Energy	1,275,010	—	—	1,275,010
Financials	11,780,282	—	—	11,780,282
Health Care	51,628,248	526,549	—	52,154,797
Industrials	38,191,792	—	—	38,191,792
Information Technology	58,559,108	—	—	58,559,108
Materials	4,927,111	—	—	4,927,111
Real Estate	4,990,700	—	—	4,990,700
Utilities	819,855	—	—	819,855
Futures	9,244	—	—	9,244
Rights
Health Care	—	—	2,155	2,155
Materials	—	—	482	482
Short-Term Investments
Investment Company	1,078,325	—	—	1,078,325
Repurchase Agreements	—	5,009,460	—	5,009,460

Total Assets	$218,647,555	$5,540,474	$2,637	$224,190,666

Total Liabilities	$—	$—	$—	$—

Total	$218,647,555	$5,540,474	$2,637	$224,190,666

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$9,244	*

Total		$9,244

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$189,590	$189,590

Total	$189,590	$189,590

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$62,869	$62,869

Total	$62,869	$62,869

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $735,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 10%)*	$95,991,515
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 14%)*	$115,299,483

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$75,108,774
Aggregate gross unrealized depreciation	(9,217,339)

Net unrealized appreciation	$65,891,435

Federal income tax cost of investments in securities and derivative instruments, if applicable	$158,299,231

For the year ended December 31, 2019, the Portfolio incurred approximately $48 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $152,957,541)	$219,171,962
Repurchase Agreements (Cost $5,009,460)	5,009,460
Cash	2,868,178
Foreign cash (Cost $20,660)	21,222
Cash held as collateral at broker for futures	25,300
Receivable for securities sold	285,826
Dividends, interest and other receivables	75,559
Securities lending income receivable	17,301
Receivable for Portfolio shares sold	11,562
Due from broker for futures variation margin	868
Other assets	902

Total assets	227,488,140

LIABILITIES
Payable for return of collateral on securities loaned	5,009,460
Payable for securities purchased	289,640
Payable for Portfolio shares redeemed	141,337
Investment management fees payable	106,910
Distribution fees payable – Class IB	28,977
Administrative fees payable	22,897
Distribution fees payable – Class IA	2,921
Trustees’ fees payable	2,547
Accrued expenses	98,734

Total liabilities	5,703,423

NET ASSETS	$221,784,717

Net assets were comprised of:
Paid in capital	$153,211,797
Total distributable earnings (loss)	68,572,920

Net assets	$221,784,717

Class IA
Net asset value, offering and redemption price per share, $13,918,273 / 1,331,079 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.46

Class IB
Net asset value, offering and redemption price per share, $138,052,433 / 14,185,104 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.73

Class K
Net asset value, offering and redemption price per share, $69,814,011 / 6,486,883 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.76

(x)	Includes value of securities on loan of $10,081,829.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $252 foreign withholding tax)	$1,232,998
Interest	59,598
Securities lending (net)	173,225

Total income	1,465,821

EXPENSES
Investment management fees	1,684,303
Distribution fees – Class IB	330,509
Administrative fees	259,318
Custodian fees	186,000
Professional fees	52,146
Printing and mailing expenses	33,695
Distribution fees – Class IA	33,017
Trustees’ fees	6,803
Miscellaneous	3,319

Gross expenses	2,589,110
Less: Waiver from investment manager	(434,880)

Net expenses	2,154,230

NET INVESTMENT INCOME (LOSS)	(688,409)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	19,739,072
Futures contracts	189,590
Foreign currency transactions	(245)

Net realized gain (loss)	19,928,417

Change in unrealized appreciation (depreciation) on:
Investments in securities	38,646,354
Futures contracts	62,869
Foreign currency translations	817

Net change in unrealized appreciation (depreciation)	38,710,040

NET REALIZED AND UNREALIZED GAIN (LOSS)	58,638,457

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$57,950,048

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(688,409)	$(586,478)
Net realized gain (loss)	19,928,417	25,711,721
Net change in unrealized appreciation (depreciation)	38,710,040	(36,233,612)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,950,048	(11,108,369)

Distributions to shareholders:
Class IA	(1,030,585)	(1,631,423)
Class IB	(10,929,443)	(18,556,892)
Class K	(5,037,776)	(7,024,764)

Total distributions to shareholders	(16,997,804)	(27,213,079)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 20,422 and 24,456 shares, respectively ]	206,343	271,688
Capital shares issued in reinvestment of distributions [ 100,298 and 176,925 shares, respectively ]	1,030,585	1,631,423
Capital shares repurchased [ (101,975) and (106,339) shares, respectively ]	(1,055,008)	(1,179,661)

Total Class IA transactions	181,920	723,450

Class IB
Capital shares sold [ 1,058,392 and 2,150,890 shares, respectively ]	10,171,100	22,915,372
Capital shares issued in reinvestment of distributions [ 1,142,596 and 2,149,151 shares, respectively ]	10,929,443	18,556,892
Capital shares repurchased [ (2,981,516) and (2,006,238) shares, respectively ]	(27,905,948)	(20,881,812)

Total Class IB transactions	(6,805,405)	20,590,452

Class K
Capital shares sold [ 283,232 and 986,854 shares, respectively ]	3,106,697	9,773,428
Capital shares issued in reinvestment of distributions [ 476,443 and 745,825 shares, respectively ]	5,037,776	7,024,764
Capital shares repurchased [ (415,064) and (303,174) shares, respectively ]	(4,460,798)	(3,500,452)

Total Class K transactions	3,683,675	13,297,740

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,939,810)	34,611,642

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,012,434	(3,709,806)
NET ASSETS:
Beginning of year	183,772,283	187,482,089

End of year	$221,784,717	$183,772,283

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017		2016	2015
Net asset value, beginning of year	$8.50	$10.42	$8.88		$8.50	$9.47

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	(0.04)	(0.03)		(0.01)	(0.05)
Net realized and unrealized gain (loss)	2.83	(0.46)	2.38		0.60	(0.11)

Total from investment operations	2.79	(0.50)	2.35		0.59	(0.16)

Less distributions:
Distributions from net realized gains	(0.83)	(1.42)	(0.81)		(0.21)	(0.81)

Net asset value, end of year	$10.46	$8.50	$10.42		$8.88	$8.50

Total return	33.06%	(5.78)%	26.69	%(aa)	6.78%	(1.58)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,918	$11,159	$12,688		$12,253	$12,799
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.10%	1.10%		1.13%	1.15%
Before waivers and reimbursements (f)	1.31%	1.31%	1.31%		1.36%	1.31%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.40)%	(0.35)%	(0.26)%		(0.14)%	(0.52)%
Before waivers and reimbursements (f)	(0.61)%	(0.57)%	(0.47)%		(0.36)%	(0.68)%
Portfolio turnover rate^	47%	55%	41%		49%	44%

	Year Ended December 31,
Class IB	2019	2018	2017		2016	2015
Net asset value, beginning of year	$7.96	$9.85	$8.43		$8.08	$9.04

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	(0.04)	(0.02)		(0.01)	(0.05)
Net realized and unrealized gain (loss)	2.64	(0.43)	2.25		0.57	(0.10)

Total from investment operations	2.60	(0.47)	2.23		0.56	(0.15)

Less distributions:
Distributions from net realized gains	(0.83)	(1.42)	(0.81)		(0.21)	(0.81)

Net asset value, end of year	$9.73	$7.96	$9.85		$8.43	$8.08

Total return	32.91%	(5.80)%	26.69	%(aa)	6.76%	(1.53)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$138,052	$119,104	$124,755		$110,295	$114,846
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.10%	1.10%		1.13%	1.15%
Before waivers and reimbursements (f)	1.31%	1.31%	1.31%		1.36%	1.31%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.41)%	(0.35)%	(0.26)%		(0.14)%	(0.52)%
Before waivers and reimbursements (f)	(0.61)%	(0.56)%	(0.47)%		(0.36)%	(0.68)%
Portfolio turnover rate^	47%	55%	41%		49%	44%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017		2016	2015
Net asset value, beginning of year	$8.71	$10.62	$9.02		$8.63	$9.57

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	(0.01)	—	#	0.01	(0.03)
Net realized and unrealized gain (loss)	2.90	(0.48)	2.41		0.59	(0.10)

Total from investment operations	2.88	(0.49)	2.41		0.60	(0.13)

Less distributions:
Distributions from net realized gains	(0.83)	(1.42)	(0.81)		(0.21)	(0.81)

Net asset value, end of year	$10.76	$8.71	$10.62		$9.02	$8.63

Total return	33.29%	(5.57)%	26.95	%(aa)	7.07%	(1.24)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$69,814	$53,509	$50,040		$45,875	$37,231
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.85%	0.85%		0.88%	0.90%
Before waivers and reimbursements (f)	1.06%	1.06%	1.06%		1.11%	1.06%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.15)%	(0.10)%	(0.01)%		0.11%	(0.27)%
Before waivers and reimbursements (f)	(0.36)%	(0.31)%	(0.22)%		(0.11)%	(0.43)%
Portfolio turnover rate^	47%	55%	41%		49%	44%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a litigation payment. Without this income, the total return would have been 25.96% for Class IA, 25.92% for Class IB and 26.23% for Class K.

See Notes to Financial Statements.

1669

MULTIMANAGER MID CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Diamond Hill Capital Management, Inc.

➢	American Century Investment Management, Inc.(Effective April 5, 2019, American Century replaced Lord Abbett as a sub-adviser to the Portfolio.)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	25.00%	6.03%	9.11%
Portfolio – Class IB Shares	24.96	6.02	9.05
Portfolio – Class K Shares*	25.30	6.30	10.23
Russell 2500™ Value Index	23.56	7.18	11.25

* Date of inception 8/26/11.

    Returns for periods greater than one year are annualized. Prior to April 2014, the Portfolio employed a volatility management strategy; returns prior to that date may have been different if the Portfolio followed its current policies.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 24.96% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 2500™ Value Index, which returned 23.56% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 2500™ Value Index.

Portfolio Highlights

What helped performance during the year:

•	The Portfolio’s outperformance relative to the benchmark was due to strong security selection, especially in the consumer discretionary, industrials and health care sectors.

•	Vantiv, Inc., a payment processing company in the information technology sector, contributed to relative performance.

•	Within the industrials sector, Allegiant Travel Co. was a significant contributor. Allegiant had a strong year driven by margin expansion from revenue growth and year-over-year unit cost reduction.

•	Homebuilder NVR, Inc. in the consumer discretionary sector reported solid results throughout the year and has continued to build its cash position.

What hurt performance during the year:

•	Exploration and production company Cimarex Energy Co. shares fluctuated over the year with the changing outlook for natural gas and oil prices.

•	An overweight position in the consumer staples sector also detracted from relative returns.

•

The Portfolio had an overweight position in utility company UGI Corp., which underperformed due to its exposure to natural gas gathering business amid the risk of production cuts in the Marcellus region, which could reduce the company’s core earnings power.

•	Holding a relative overweight in B&G Foods, Inc. also subtracted from performance.

1670

MULTIMANAGER MID CAP VALUE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	23.0%
Industrials	15.6
Real Estate	10.9
Consumer Discretionary	10.3
Information Technology	7.0
Utilities	6.3
Health Care	6.3
Materials	5.5
Consumer Staples	5.1
Energy	4.2
Communication Services	2.3
Repurchase Agreements	1.2
Exchange Traded Fund	0.8
Investment Company	0.3
Cash and Other	1.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,079.30	$5.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	1,079.10	5.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	1,080.40	4.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1671

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.3%)
Diversified Telecommunication Services (0.2%)
ATN International, Inc.	336	$18,611
Bandwidth, Inc., Class A (x)*	89	5,700
Cincinnati Bell, Inc.*	1,321	13,831
Consolidated Communications Holdings, Inc.	2,001	7,764
Frontier Communications Corp. (x)*	3,489	3,104
GCI Liberty, Inc., Class A*	3,094	219,210
IDT Corp., Class B*	236	1,702
Intelsat SA (x)*	2,113	14,854
Iridium Communications, Inc.*	3,131	77,148
ORBCOMM, Inc.*	512	2,156
Pareteum Corp. (x)*	1,962	858
Vonage Holdings Corp.*	2,335	17,302

		382,240

Entertainment (1.0%)
AMC Entertainment Holdings, Inc., Class A (x)	1,656	11,989
Cinemark Holdings, Inc.	3,387	114,650
Eros International plc*	2,271	7,699
Gaia, Inc. (x)*	385	3,076
Liberty Media Corp.-Liberty Formula One, Class A*	778	34,061
Liberty Media Corp.-Liberty Formula One, Class C*	28,854	1,326,274
Lions Gate Entertainment Corp., Class A (x)*	1,588	16,928
Lions Gate Entertainment Corp., Class B*	3,673	36,473
Madison Square Garden Co. (The), Class A*	531	156,215
Marcus Corp. (The)	697	22,144
Reading International, Inc., Class A*	439	4,912
Rosetta Stone, Inc.*	493	8,943
Zynga, Inc., Class A*	20,999	128,514

		1,871,878

Interactive Media & Services (0.2%)
Cars.com, Inc.*	1,845	22,546
DHI Group, Inc.*	1,648	4,960
Meet Group, Inc. (The)*	924	4,629
TripAdvisor, Inc.	327	9,934
TrueCar, Inc.*	541	2,570
Zillow Group, Inc., Class A*	1,714	78,398
Zillow Group, Inc., Class C (x)*	4,009	184,174

		307,211

Media (0.7%)
Boston Omaha Corp., Class A (x)*	97	2,041
Clear Channel Outdoor Holdings, Inc.*	842	2,408
comScore, Inc.*	1,593	7,869
Cumulus Media, Inc., Class A*	454	7,977
Daily Journal Corp. (x)*	31	9,003
Emerald Expositions Events, Inc.	698	7,364
Entercom Communications Corp., Class A	3,956	18,356
Entravision Communications Corp., Class A	1,225	3,210
EW Scripps Co. (The), Class A	1,747	27,445
Fluent, Inc. (x)*	146	365
Gannett Co., Inc.	3,757	23,970
Gray Television, Inc.*	1,720	36,877
Hemisphere Media Group, Inc.*	78	1,158
Interpublic Group of Cos., Inc. (The)	11,084	256,040
John Wiley & Sons, Inc., Class A	1,350	65,502
Lee Enterprises, Inc.*	1,755	2,492
Liberty Latin America Ltd., Class A*	1,397	26,962
Liberty Latin America Ltd., Class C*	3,640	70,835
Marchex, Inc., Class B*	1,188	4,491
MSG Networks, Inc., Class A*	1,308	22,759
National CineMedia, Inc.	1,804	13,151
New York Times Co. (The), Class A	4,164	133,956
News Corp., Class A	12,001	169,694
News Corp., Class B	3,860	56,009
Nexstar Media Group, Inc., Class A	320	37,520
Saga Communications, Inc., Class A	121	3,678
Scholastic Corp.	906	34,836
Sinclair Broadcast Group, Inc., Class A	116	3,867
TEGNA, Inc.	6,842	114,193
Tribune Publishing Co.	577	7,593
WideOpenWest, Inc.*	821	6,092

		1,177,713

Wireless Telecommunication Services (0.2%)
Rogers Communications, Inc., Class B	5,966	296,244
Spok Holdings, Inc.	561	6,861
Telephone & Data Systems, Inc.	3,177	80,791
United States Cellular Corp.*	461	16,702

		400,598

Total Communication Services		4,139,640

Consumer Discretionary (10.3%)
Auto Components (1.8%)
Adient plc*	2,763	58,714
American Axle & Manufacturing Holdings, Inc.*	3,551	38,209
Aptiv plc	2,217	210,548
BorgWarner, Inc.	50,145	2,175,291
Cooper Tire & Rubber Co.	1,593	45,799
Cooper-Standard Holdings, Inc.*	556	18,437
Dana, Inc.	4,563	83,047
Gentex Corp.	8,033	232,796
Goodyear Tire & Rubber Co. (The)	7,372	114,671
Modine Manufacturing Co.*	1,587	12,220
Motorcar Parts of America, Inc. (x)*	597	13,152

See Notes to Financial Statements.

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Standard Motor Products, Inc.	532	$28,313
Stoneridge, Inc.*	783	22,958
Tenneco, Inc., Class A	1,629	21,340
Visteon Corp.*	865	74,900

		3,150,395

Automobiles (0.6%)
Harley-Davidson, Inc.	4,795	178,326
Honda Motor Co. Ltd. (ADR)	14,916	422,272
Thor Industries, Inc. (x)	5,527	410,601
Winnebago Industries, Inc.	294	15,576

		1,026,775

Distributors (0.3%)
Genuine Parts Co.	5,064	537,949
Weyco Group, Inc.	157	4,153

		542,102

Diversified Consumer Services (0.6%)
Adtalem Global Education, Inc.*	1,674	58,540
American Public Education, Inc.*	470	12,873
Carriage Services, Inc.	550	14,080
frontdoor, Inc.*	2,682	127,181
Graham Holdings Co., Class B	133	84,986
Grand Canyon Education, Inc.*	1,338	128,167
H&R Block, Inc.	5,366	125,994
Houghton Mifflin Harcourt Co.*	3,296	20,600
K12, Inc.*	1,125	22,894
Laureate Education, Inc., Class A*	3,648	64,241
OneSpaWorld Holdings Ltd. (x)*	1,454	24,485
Regis Corp.*	684	12,223
Select Interior Concepts, Inc., Class A*	499	4,486
Service Corp. International	3,575	164,557
ServiceMaster Global Holdings, Inc.*	3,626	140,181
WW International, Inc.*	1,472	56,245

		1,061,733

Hotels, Restaurants & Leisure (2.5%)
Aramark	7,719	335,005
BBX Capital Corp.	2,060	9,826
Biglari Holdings, Inc., Class B*	9	1,030
Boyd Gaming Corp.	213	6,377
Brinker International, Inc.	282	11,844
Caesars Entertainment Corp.*	18,118	246,405
Carnival Corp.	8,644	439,374
Carrols Restaurant Group, Inc.*	1,083	7,635
Century Casinos, Inc.*	886	7,017
Choice Hotels International, Inc.	592	61,231
Chuy’s Holdings, Inc.*	417	10,809
Del Taco Restaurants, Inc.*	936	7,399
Denny’s Corp.*	486	9,662
Dine Brands Global, Inc.	216	18,040
Drive Shack, Inc.*	104	381
Dunkin’ Brands Group, Inc.	173	13,068
El Pollo Loco Holdings, Inc. (x)*	604	9,144
Extended Stay America, Inc.	5,725	85,073
Fiesta Restaurant Group, Inc. (x)*	770	7,615
Golden Entertainment, Inc.*	305	5,862
Habit Restaurants, Inc. (The), Class A*	479	4,996
Hilton Grand Vacations, Inc.*	2,321	79,819
Hyatt Hotels Corp., Class A	1,152	103,346
International Game Technology plc	3,134	46,916
J Alexander’s Holdings, Inc.*	431	4,120
Jack in the Box, Inc.	690	53,841
Marriott Vacations Worldwide Corp.	1,065	137,129
Monarch Casino & Resort, Inc.*	43	2,088
Nathan’s Famous, Inc.	61	4,324
Papa John’s International, Inc.	84	5,305
Penn National Gaming, Inc.*	3,011	76,961
Potbelly Corp.*	746	3,148
RCI Hospitality Holdings, Inc.	308	6,314
Red Lion Hotels Corp.*	623	2,324
Red Robin Gourmet Burgers, Inc.*	396	13,076
Red Rock Resorts, Inc., Class A	50,738	1,215,175
Six Flags Entertainment Corp.	2,287	103,167
Sodexo SA	3,431	406,600
Vail Resorts, Inc.	2,661	638,188
Wingstop, Inc.	57	4,915
Wyndham Destinations, Inc.	2,824	145,973
Wyndham Hotels & Resorts, Inc.	2,087	131,084

		4,481,606

Household Durables (1.5%)
Bassett Furniture Industries, Inc.	237	3,953
Beazer Homes USA, Inc.*	893	12,618
Century Communities, Inc.*	490	13,401
Ethan Allen Interiors, Inc.	761	14,505
Flexsteel Industries, Inc.	172	3,426
GoPro, Inc., Class A (x)*	346	1,502
Green Brick Partners, Inc.*	668	7,669
Hooker Furniture Corp.	359	9,223
KB Home	2,143	73,440
La-Z-Boy, Inc.	827	26,034
Legacy Housing Corp.*	153	2,546
Leggett & Platt, Inc.	4,128	209,826
Lifetime Brands, Inc.	371	2,578
M.D.C. Holdings, Inc.	1,573	60,026
M/I Homes, Inc.*	850	33,447
Meritage Homes Corp.*	1,147	70,093
Newell Brands, Inc.	11,926	229,218
NVR, Inc.*	262	997,803
PulteGroup, Inc.	17,386	674,577
Taylor Morrison Home Corp., Class A*	2,731	59,700
Toll Brothers, Inc.	4,087	161,477
TRI Pointe Group, Inc.*	4,305	67,072
Tupperware Brands Corp.	1,553	13,325
Universal Electronics, Inc.*	45	2,352
William Lyon Homes, Class A*	1,064	21,259
ZAGG, Inc. (x)*	883	7,161

		2,778,231

Internet & Direct Marketing Retail (0.1%)
Lands’ End, Inc.*	337	5,662
Leaf Group Ltd.*	97	388

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Liquidity Services, Inc.*	842	$5,018
Overstock.com, Inc. (x)*	728	5,132
PetMed Express, Inc. (x)	474	11,149
Quotient Technology, Inc.*	2,080	20,509
Qurate Retail, Inc., Class A*	12,042	101,514
RealReal, Inc. (The) (x)*	436	8,219
Rubicon Project, Inc. (The)*	534	4,357
Stamps.com, Inc.*	531	44,349
Stitch Fix, Inc., Class A (x)*	146	3,746
Waitr Holdings, Inc. (x)*	1,382	445

		210,488

Leisure Products (0.2%)
Acushnet Holdings Corp.	1,122	36,465
American Outdoor Brands Corp.*	1,663	15,433
Brunswick Corp.	2,540	152,349
Callaway Golf Co.	2,954	62,625
Clarus Corp.	295	4,000
Escalade, Inc.	341	3,352
Johnson Outdoors, Inc., Class A	64	4,909
Mattel, Inc. (x)*	3,395	46,002
Polaris, Inc.	191	19,425
Sturm Ruger & Co., Inc.	54	2,539
Vista Outdoor, Inc.*	1,846	13,808

		360,907

Multiline Retail (0.5%)
Big Lots, Inc.	1,264	36,302
Dillard’s, Inc., Class A (x)	310	22,779
JC Penney Co., Inc. (x)*	9,320	10,438
Kohl’s Corp.	4,992	254,342
Macy’s, Inc.	9,703	164,951
Target Corp.	2,622	336,167

		824,979

Specialty Retail (1.2%)
Aaron’s, Inc.	244	13,935
Abercrombie & Fitch Co., Class A	1,947	33,664
Advance Auto Parts, Inc.	3,843	615,495
American Eagle Outfitters, Inc.	462	6,791
Ascena Retail Group, Inc. (x)*	183	1,403
At Home Group, Inc.*	1,432	7,876
AutoNation, Inc.*	1,705	82,914
Barnes & Noble Education, Inc.*	1,289	5,504
Bed Bath & Beyond, Inc. (x)	3,782	65,429
Buckle, Inc. (The) (x)	933	25,228
Caleres, Inc.	1,189	28,239
Cato Corp. (The), Class A	667	11,606
Chico’s FAS, Inc.	3,799	14,474
Citi Trends, Inc.	299	6,913
Conn’s, Inc. (x)*	646	8,004
Container Store Group, Inc. (The) (x)*	494	2,085
Designer Brands, Inc., Class A	1,345	21,170
Dick’s Sporting Goods, Inc.	2,002	99,079
Express, Inc.*	1,953	9,511
Foot Locker, Inc.	3,342	130,305
GameStop Corp., Class A (x)	2,401	14,598
Genesco, Inc.*	450	21,564
GNC Holdings, Inc., Class A (x)*	2,644	7,139
Group 1 Automotive, Inc.	560	56,000
Guess?, Inc. (x)	1,428	31,959
Haverty Furniture Cos., Inc.	528	10,644
Hibbett Sports, Inc.*	553	15,506
Hudson Ltd., Class A*	1,201	18,423
J. Jill, Inc. (x)	568	642
L Brands, Inc.	6,043	109,499
Lithia Motors, Inc., Class A	270	39,690
Lumber Liquidators Holdings, Inc. (x)*	764	7,464
MarineMax, Inc.*	683	11,399
Michaels Cos., Inc. (The) (x)*	2,658	21,503
Murphy USA, Inc.*	754	88,218
Office Depot, Inc.	17,277	47,339
Party City Holdco, Inc. (x)*	1,653	3,868
Penske Automotive Group, Inc.	1,062	53,334
RH (x)*	371	79,208
RTW RetailWinds, Inc.*	436	349
Sally Beauty Holdings, Inc.*	3,811	69,551
Shoe Carnival, Inc. (x)	281	10,476
Signet Jewelers Ltd.	1,651	35,893
Sleep Number Corp.*	76	3,742
Sonic Automotive, Inc., Class A	764	23,684
Sportsman’s Warehouse Holdings, Inc.*	1,446	11,611
Tilly’s, Inc., Class A	636	7,791
Urban Outfitters, Inc.*	2,215	61,511
Williams-Sonoma, Inc.	2,000	146,880
Winmark Corp.	50	9,915
Zumiez, Inc.*	636	21,967

		2,230,992

Textiles, Apparel & Luxury Goods (1.0%)
Capri Holdings Ltd.*	2,637	100,602
Carter’s, Inc.	5,396	589,999
Columbia Sportswear Co.	327	32,762
Culp, Inc.	282	3,841
Delta Apparel, Inc.*	213	6,624
Fossil Group, Inc.*	1,489	11,733
G-III Apparel Group Ltd.*	1,353	45,326
Hanesbrands, Inc.	30,107	447,089
Kontoor Brands, Inc. (x)	1,075	45,139
Movado Group, Inc.	460	10,000
Oxford Industries, Inc.	327	24,662
Ralph Lauren Corp.	1,542	180,753
Rocky Brands, Inc.	252	7,416
Skechers U.S.A., Inc., Class A*	2,641	114,065
Superior Group of Cos., Inc.	281	3,805
Unifi, Inc.*	478	12,074
Vera Bradley, Inc.*	592	6,986
Vince Holding Corp. (x)*	129	2,233
Wolverine World Wide, Inc.	5,381	181,555

		1,826,664

Total Consumer Discretionary		18,494,872

Consumer Staples (5.1%)
Beverages (0.2%)
Craft Brew Alliance, Inc. (x)*	365	6,023
Molson Coors Brewing Co., Class B	5,927	319,465

		325,488

See Notes to Financial Statements.

1674

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Food & Staples Retailing (0.9%)
Andersons, Inc. (The)	977	$24,698
BJ’s Wholesale Club Holdings, Inc.*	2,344	53,303
Casey’s General Stores, Inc.	864	137,367
Grocery Outlet Holding Corp.*	866	28,102
Ingles Markets, Inc., Class A	448	21,284
Koninklijke Ahold Delhaize NV	18,944	473,757
Natural Grocers by Vitamin Cottage, Inc.	333	3,287
PriceSmart, Inc.	655	46,518
Rite Aid Corp. (x)*	1,589	24,582
SpartanNash Co.	1,081	15,393
Sprouts Farmers Market, Inc.*	1,983	38,371
Sysco Corp.	4,476	382,877
United Natural Foods, Inc.*	1,631	14,288
US Foods Holding Corp.*	6,866	287,617
Village Super Market, Inc., Class A	249	5,777
Weis Markets, Inc.	284	11,499

		1,568,720

Food Products (3.6%)
Alico, Inc.	102	3,655
B&G Foods, Inc. (x)	17,766	318,544
Beyond Meat, Inc. (x)*	1,495	113,022
Bunge Ltd.	4,298	247,350
Cal-Maine Foods, Inc.	16,143	690,113
Conagra Brands, Inc.	14,799	506,718
Darling Ingredients, Inc.*	5,181	145,482
Farmer Brothers Co.*	278	4,187
Flowers Foods, Inc.	36,345	790,140
Fresh Del Monte Produce, Inc.	991	34,665
Hain Celestial Group, Inc. (The)*	2,607	67,665
Hostess Brands, Inc.*	3,863	56,168
Ingredion, Inc.	2,113	196,403
JM Smucker Co. (The)	2,963	308,537
Kellogg Co.	3,636	251,466
Lamb Weston Holdings, Inc.	3,403	292,760
Lancaster Colony Corp.	165	26,417
Landec Corp.*	679	7,679
Limoneira Co.	335	6,442
Mondelez International, Inc., Class A	4,484	246,979
Orkla ASA	46,474	470,918
Pilgrim’s Pride Corp.*	1,103	36,085
Post Holdings, Inc.*	12,747	1,390,698
Sanderson Farms, Inc.	103	18,151
Seaboard Corp.	8	34,004
Seneca Foods Corp., Class A*	193	7,872
Simply Good Foods Co. (The)*	2,628	75,003
Tootsie Roll Industries, Inc. (x)	72	2,458
TreeHouse Foods, Inc.*	1,465	71,053

		6,420,634

Household Products (0.3%)
Central Garden & Pet Co.*	345	10,719
Central Garden & Pet Co., Class A*	1,284	37,698
Energizer Holdings, Inc. (x)	1,977	99,285
Kimberly-Clark Corp.	2,906	399,720
Oil-Dri Corp. of America	122	4,423
Spectrum Brands Holdings, Inc.	1,328	85,377

		637,222

Personal Products (0.1%)
BellRing Brands, Inc., Class A*	482	10,262
Edgewell Personal Care Co.*	1,714	53,065
elf Beauty, Inc.*	715	11,533
Herbalife Nutrition Ltd.*	2,646	126,135
Nature’s Sunshine Products, Inc.*	146	1,304
Nu Skin Enterprises, Inc., Class A	1,743	71,428
Revlon, Inc., Class A (x)*	41	878

		274,605

Tobacco (0.0%)
Pyxus International, Inc. (x)*	286	2,557
Universal Corp.	777	44,336
Vector Group Ltd. (x)	246	3,294

		50,187

Total Consumer Staples		9,276,856

Energy (4.2%)
Energy Equipment & Services (1.0%)
Apergy Corp.*	2,448	82,694
Archrock, Inc.	4,091	41,074
Baker Hughes Co.	17,661	452,651
Covia Holdings Corp. (x)*	1,422	2,901
Diamond Offshore Drilling, Inc. (x)*	2,031	14,603
Dril-Quip, Inc.*	1,142	53,571
Era Group, Inc.*	515	5,238
Exterran Corp.*	1,011	7,916
Forum Energy Technologies, Inc.*	2,219	3,728
Frank’s International NV*	3,375	17,449
FTS International, Inc.*	560	582
Geospace Technologies Corp.*	430	7,211
Helix Energy Solutions Group, Inc.*	4,502	43,354
Helmerich & Payne, Inc.	3,352	152,281
Independence Contract Drilling, Inc.*	833	830
KLX Energy Services Holdings, Inc.*	612	3,941
Liberty Oilfield Services, Inc., Class A	1,273	14,156
Mammoth Energy Services, Inc.	424	933
Matrix Service Co.*	849	19,425
McDermott International, Inc. (x)*	5,710	3,863
Nabors Industries Ltd.	11,201	32,259
National Energy Services Reunited Corp.*	793	7,232
Natural Gas Services Group, Inc.*	317	3,886
NCS Multistage Holdings, Inc.*	341	716
Newpark Resources, Inc.*	2,855	17,901
NexTier Oilfield Solutions, Inc.*	5,086	34,076
Nine Energy Service, Inc. (x)*	524	4,098
Noble Corp. plc*	7,484	9,131
Oceaneering International, Inc.*	3,114	46,430
Oil States International, Inc.*	1,906	31,087
Pacific Drilling SA*	945	3,856
Parker Drilling Co. (x)*	307	6,908
Patterson-UTI Energy, Inc.	5,874	61,677
ProPetro Holding Corp.*	1,079	12,139

See Notes to Financial Statements.

1675

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
RigNet, Inc.*	67	$442
RPC, Inc. (x)	1,847	9,678
Schlumberger Ltd.	11,208	450,562
SEACOR Holdings, Inc.*	549	23,689
SEACOR Marine Holdings, Inc.*	584	8,053
Seadrill Ltd. (x)*	1,876	4,765
Select Energy Services, Inc., Class A*	1,874	17,391
Smart Sand, Inc. (x)*	762	1,920
TETRA Technologies, Inc.*	3,968	7,777
Tidewater, Inc.*	1,202	23,175
Transocean Ltd.*	18,308	125,959
US Silica Holdings, Inc. (x)	2,336	14,366

		1,887,574

Oil, Gas & Consumable Fuels (3.2%)
Abraxas Petroleum Corp.*	5,296	1,859
Amplify Energy Corp. (x)	267	1,765
Antero Midstream Corp. (x)	7,908	60,022
Antero Resources Corp.*	8,409	23,966
Arch Coal, Inc., Class A	460	33,000
Ardmore Shipping Corp.*	850	7,693
Berry Petroleum Corp.	2,004	18,898
Bonanza Creek Energy, Inc.*	583	13,607
Brigham Minerals, Inc., Class A	160	3,430
California Resources Corp. (x)*	1,478	13,346
Callon Petroleum Co. (x)*	12,163	58,747
Centennial Resource Development, Inc., Class A*	5,827	26,921
Chaparral Energy, Inc., Class A (x)*	1,013	1,783
Chesapeake Energy Corp. (x)*	41,192	34,008
Cimarex Energy Co.	16,668	874,903
Clean Energy Fuels Corp.*	3,799	8,890
CNX Resources Corp.*	5,764	51,011
Comstock Resources, Inc. (x)*	504	4,148
ConocoPhillips	9,673	629,035
CONSOL Energy, Inc.*	870	12,624
Contura Energy, Inc.*	598	5,412
CVR Energy, Inc.	551	22,277
Delek US Holdings, Inc.	2,337	78,360
Denbury Resources, Inc. (x)*	14,529	20,486
Devon Energy Corp.	9,560	248,273
DHT Holdings, Inc.	2,859	23,673
Diamond S Shipping, Inc., Class S*	727	12,170
Dorian LPG Ltd.*	725	11,223
Earthstone Energy, Inc., Class A (x)*	413	2,614
Energy Fuels, Inc. (x)*	2,486	4,748
EQT Corp.	8,037	87,603
Equitrans Midstream Corp. (x)	5,804	77,541
Extraction Oil & Gas, Inc. (x)*	3,212	6,809
Falcon Minerals Corp.	1,016	7,173
GasLog Ltd. (x)	460	4,503
Golar LNG Ltd.	2,764	39,304
Goodrich Petroleum Corp.*	121	1,215
Green Plains, Inc.	1,114	17,189
Gulfport Energy Corp.*	5,104	15,516
Hallador Energy Co.	580	1,723
HighPoint Resources Corp.*	3,016	5,097
HollyFrontier Corp.	4,689	237,779
Imperial Oil Ltd.	9,525	251,961
International Seaways, Inc.*	758	22,558
Jagged Peak Energy, Inc. (x)*	811	6,885
Kosmos Energy Ltd.	11,477	65,419
Laredo Petroleum, Inc.*	5,761	16,534
Magnolia Oil & Gas Corp., Class A (x)*	3,175	39,942
Matador Resources Co.*	3,106	55,815
Montage Resources Corp.*	712	5,653
Murphy Oil Corp.	4,690	125,692
NACCO Industries, Inc., Class A	100	4,683
Noble Energy, Inc.	15,925	395,577
Nordic American Tankers Ltd.	4,291	21,112
Northern Oil and Gas, Inc. (x)*	8,844	20,695
Oasis Petroleum, Inc.*	10,071	32,831
Overseas Shipholding Group, Inc., Class A*	1,743	4,009
Panhandle Oil and Gas, Inc., Class A	519	5,818
Par Pacific Holdings, Inc.*	1,102	25,610
Parsley Energy, Inc., Class A	3,642	68,870
PBF Energy, Inc., Class A	3,783	118,673
PDC Energy, Inc.*	1,915	50,116
Peabody Energy Corp.	1,948	17,766
Penn Virginia Corp.*	428	12,990
QEP Resources, Inc.	7,577	34,097
Range Resources Corp. (x)	6,615	32,083
Renewable Energy Group, Inc.*	1,191	32,097
REX American Resources Corp.*	176	14,425
Ring Energy, Inc. (x)*	1,220	3,221
SandRidge Energy, Inc.*	1,021	4,329
Scorpio Tankers, Inc.	1,394	54,840
SFL Corp. Ltd. (x)	2,589	37,644
SilverBow Resources, Inc.*	136	1,346
SM Energy Co.	3,556	39,969
Southwestern Energy Co.*	17,126	41,445
SRC Energy, Inc.*	7,675	31,621
Talos Energy, Inc.*	630	18,995
Targa Resources Corp.	7,226	295,038
Teekay Corp.	2,133	11,348
Teekay Tankers Ltd., Class A*	743	17,810
Unit Corp. (x)*	1,710	1,189
W&T Offshore, Inc.*	2,919	16,230
Whiting Petroleum Corp. (x)*	2,883	21,161
World Fuel Services Corp.	2,015	87,491
WPX Energy, Inc.*	51,969	714,054

		5,689,986

Total Energy		7,577,560

Financials (23.0%)
Banks (11.3%)
1st Constitution Bancorp	226	5,001
1st Source Corp.	453	23,502
ACNB Corp.	204	7,715
Allegiance Bancshares, Inc.*	624	23,462
Amalgamated Bank, Class A	406	7,897
Amerant Bancorp, Inc. (x)*	622	13,553
American National Bankshares, Inc.	314	12,425
Ameris Bancorp	1,614	68,660
Ames National Corp.	233	6,538

See Notes to Financial Statements.

1676

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Arrow Financial Corp.	400	$15,120
Associated Banc-Corp.	4,960	109,318
Atlantic Capital Bancshares, Inc.*	721	13,230
Atlantic Union Bankshares Corp.	2,496	93,725
Banc of California, Inc.	1,388	23,846
BancFirst Corp.	593	37,027
Bancorp, Inc. (The)*	1,625	21,076
BancorpSouth Bank	3,104	97,497
Bank of Commerce Holdings	457	5,287
Bank of Hawaii Corp.	1,257	119,616
Bank of Marin Bancorp	431	19,417
Bank of NT Butterfield & Son Ltd. (The)	1,169	43,276
Bank of Princeton (The)	187	5,889
Bank OZK	28,740	876,714
Bank7 Corp.	32	607
BankFinancial Corp.	436	5,703
BankUnited, Inc.	30,808	1,126,340
Bankwell Financial Group, Inc.	166	4,787
Banner Corp.	1,068	60,438
Bar Harbor Bankshares	477	12,111
Baycom Corp.*	229	5,207
BCB Bancorp, Inc.	389	5,364
Berkshire Hills Bancorp, Inc.	1,387	45,605
BOK Financial Corp.	6,946	607,080
Boston Private Financial Holdings, Inc.	2,644	31,807
Bridge Bancorp, Inc.	509	17,067
Brookline Bancorp, Inc.	2,492	41,018
Bryn Mawr Bank Corp.	636	26,229
Business First Bancshares, Inc.	382	9,523
Byline Bancorp, Inc.	755	14,775
C&F Financial Corp.	105	5,810
Cadence Bancorp	31,854	577,513
Cambridge Bancorp (x)	89	7,133
Camden National Corp.	491	22,615
Capital Bancorp, Inc.*	286	4,259
Capital City Bank Group, Inc.	406	12,383
Capstar Financial Holdings, Inc.	486	8,092
Carolina Financial Corp.	670	28,964
Carter Bank & Trust*	733	17,387
Cathay General Bancorp	2,422	92,157
CBTX, Inc.	578	17,987
CenterState Bank Corp.	3,811	95,199
Central Pacific Financial Corp.	787	23,279
Central Valley Community Bancorp	380	8,235
Century Bancorp, Inc., Class A	79	7,107
Chemung Financial Corp.	92	3,910
CIT Group, Inc.	2,700	123,201
Citizens & Northern Corp.	328	9,266
City Holding Co.	464	38,025
Civista Bancshares, Inc.	501	12,024
CNB Financial Corp.	448	14,641
Coastal Financial Corp.*	76	1,252
Codorus Valley Bancorp, Inc.	258	5,942
Colony Bankcorp, Inc.	258	4,257
Columbia Banking System, Inc.	2,251	91,582
Comerica, Inc.	9,871	708,244
Commerce Bancshares, Inc.	11,089	753,387
Community Bank System, Inc.	1,604	113,788
Community Bankers Trust Corp.	645	5,728
Community Financial Corp. (The)	160	5,691
Community Trust Bancorp, Inc.	491	22,900
ConnectOne Bancorp, Inc.	1,068	27,469
CrossFirst Bankshares, Inc.*	261	3,764
Cullen/Frost Bankers, Inc.	1,769	172,973
Customers Bancorp, Inc.*	891	21,215
CVB Financial Corp.	4,216	90,981
Dime Community Bancshares, Inc.	1,019	21,287
Eagle Bancorp, Inc.	984	47,852
East West Bancorp, Inc.	4,551	221,634
Enterprise Bancorp, Inc.	290	9,822
Enterprise Financial Services Corp.	784	37,797
Equity Bancshares, Inc., Class A*	491	15,157
Esquire Financial Holdings, Inc.*	119	3,102
Evans Bancorp, Inc.	118	4,732
Farmers & Merchants Bancorp, Inc. (x)	332	10,010
Farmers National Banc Corp.	816	13,317
FB Financial Corp.	252	9,977
Fidelity D&D Bancorp, Inc. (x)	60	3,733
Financial Institutions, Inc.	467	14,991
First Bancorp (Nasdaq Stock Exchange)	939	37,475
First Bancorp (Quotrix Stock Exchange)	6,787	71,874
First Bancorp, Inc.	298	9,009
First Bancshares, Inc. (The)	535	19,003
First Bank	523	5,779
First Busey Corp.	1,535	42,212
First Business Financial Services, Inc.	223	5,872
First Capital, Inc.	104	7,592
First Choice Bancorp	313	8,438
First Citizens BancShares, Inc., Class A	220	117,086
First Commonwealth Financial Corp.	3,108	45,097
First Community Bankshares, Inc.	495	15,355
First Financial Bancorp	3,081	78,381
First Financial Corp.	336	15,362
First Financial Northwest, Inc.	267	3,989
First Foundation, Inc.	767	13,346
First Guaranty Bancshares, Inc.	180	3,919
First Hawaiian, Inc.	24,414	704,344
First Horizon National Corp.	22,876	378,827
First Internet Bancorp	271	6,425
First Interstate BancSystem, Inc., Class A	1,148	48,124
First Merchants Corp.	1,709	71,077
First Mid Bancshares, Inc.	408	14,382
First Midwest Bancorp, Inc.	3,369	77,689
First Northwest Bancorp	244	4,424
First of Long Island Corp. (The)	773	19,387
First Republic Bank	7,060	829,197
Flushing Financial Corp.	869	18,775
FNB Corp.	10,269	130,416
FNCB Bancorp, Inc.	591	4,994
Franklin Financial Network, Inc.	387	13,286
Franklin Financial Services Corp.	143	5,533
Fulton Financial Corp.	5,213	90,863

See Notes to Financial Statements.

1677

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
FVCBankcorp, Inc.*	403	$7,040
German American Bancorp, Inc.	743	26,466
Glacier Bancorp, Inc.	2,289	105,271
Great Southern Bancorp, Inc.	355	22,479
Great Western Bancorp, Inc.	1,810	62,879
Guaranty Bancshares, Inc.	252	8,286
Hancock Whitney Corp.	2,721	119,397
Hanmi Financial Corp.	866	17,316
HarborOne Bancorp, Inc.*	348	3,824
Hawthorn Bancshares, Inc.	194	4,947
HBT Financial, Inc.*	225	4,273
Heartland Financial USA, Inc.	1,056	52,525
Heritage Commerce Corp.	1,423	18,257
Heritage Financial Corp.	1,166	32,998
Hilltop Holdings, Inc.	2,168	54,048
Home BancShares, Inc.	4,898	96,295
HomeTrust Bancshares, Inc.	345	9,256
Hope Bancorp, Inc.	3,822	56,795
Horizon Bancorp, Inc.	1,296	24,624
Howard Bancorp, Inc.*	401	6,769
IBERIABANK Corp.	1,626	121,674
Independent Bank Corp./MA	951	79,171
Independent Bank Corp./MI	534	12,095
Independent Bank Group, Inc.	869	48,177
International Bancshares Corp.	1,759	75,760
Investar Holding Corp.	159	3,816
Investors Bancorp, Inc.	7,284	86,789
Lakeland Bancorp, Inc.	1,543	26,817
Lakeland Financial Corp.	214	10,471
LCNB Corp.	343	6,620
Level One Bancorp, Inc.	176	4,428
Live Oak Bancshares, Inc.	825	15,683
M&T Bank Corp.	3,297	559,666
Macatawa Bank Corp.	711	7,913
Mackinac Financial Corp.	316	5,517
MainStreet Bancshares, Inc.*	242	5,566
Malvern Bancorp, Inc.*	200	4,618
Mercantile Bank Corp.	517	18,855
Metrocity Bankshares, Inc.	428	7,494
Metropolitan Bank Holding Corp.*	221	10,659
Mid Penn Bancorp, Inc.	234	6,739
Midland States Bancorp, Inc.	635	18,390
MidWestOne Financial Group, Inc.	346	12,536
MutualFirst Financial, Inc.	171	6,784
MVB Financial Corp.	261	6,504
National Bank Holdings Corp., Class A	624	21,977
National Bankshares, Inc.	189	8,492
NBT Bancorp, Inc.	1,353	54,878
Nicolet Bankshares, Inc.*	291	21,490
Northeast Bank	228	5,014
Northrim BanCorp, Inc.	187	7,162
Norwood Financial Corp.	157	6,107
Oak Valley Bancorp	215	4,184
OFG Bancorp	1,609	37,988
Ohio Valley Banc Corp.	138	5,468
Old National Bancorp	5,319	97,284
Old Second Bancorp, Inc.	944	12,716
Opus Bank	668	17,281
Origin Bancorp, Inc.	620	23,461
Orrstown Financial Services, Inc.	277	6,266
Pacific Mercantile Bancorp*	650	5,278
Pacific Premier Bancorp, Inc.	1,804	58,819
PacWest Bancorp	3,683	140,948
Park National Corp.	427	43,716
Parke Bancorp, Inc.	249	6,322
PCB Bancorp	413	7,137
Peapack Gladstone Financial Corp.	557	17,211
Penns Woods Bancorp, Inc.	180	6,401
Peoples Bancorp of North Carolina, Inc.	124	4,073
Peoples Bancorp, Inc.	579	20,068
Peoples Financial Services Corp.	202	10,171
People’s United Financial, Inc.	13,858	234,200
People’s Utah Bancorp	472	14,217
Pinnacle Financial Partners, Inc.	2,359	150,976
Popular, Inc.	7,097	416,949
Preferred Bank	317	19,048
Premier Financial Bancorp, Inc.	434	7,873
Prosperity Bancshares, Inc.	5,702	409,917
QCR Holdings, Inc.	472	20,702
RBB Bancorp	466	9,865
Red River Bancshares, Inc. (x)*	134	7,512
Reliant Bancorp, Inc.	285	6,338
Renasant Corp.	1,727	61,170
Republic Bancorp, Inc., Class A	313	14,648
Republic First Bancorp, Inc.*	1,364	5,701
Richmond Mutual Bancorporation, Inc. (x)*	428	6,831
S&T Bancorp, Inc.	1,217	49,033
Sandy Spring Bancorp, Inc.	1,117	42,312
SB One Bancorp	278	6,928
Seacoast Banking Corp. of Florida*	1,316	40,230
Select Bancorp, Inc.*	453	5,572
ServisFirst Bancshares, Inc.	288	10,852
Shore Bancshares, Inc.	328	5,694
Sierra Bancorp	415	12,085
Signature Bank	847	115,709
Simmons First National Corp., Class A	2,871	76,914
SmartFinancial, Inc.	397	9,389
South Plains Financial, Inc. (x)	288	6,011
South State Corp.	1,071	92,909
Southern First Bancshares, Inc.*	196	8,328
Southern National Bancorp of Virginia, Inc.	648	10,595
Southside Bancshares, Inc.	1,021	37,920
Spirit of Texas Bancshares, Inc.*	454	10,442
Sterling Bancorp	53,711	1,132,228
Stock Yards Bancorp, Inc.	521	21,392
Summit Financial Group, Inc.	337	9,129
SVB Financial Group*	2,720	682,829
Synovus Financial Corp.	4,086	160,171
TCF Financial Corp.	4,769	223,189
Texas Capital Bancshares, Inc.*	1,592	90,378
Tompkins Financial Corp.	468	42,822
Towne Bank	2,110	58,700
TriCo Bancshares	842	34,362
TriState Capital Holdings, Inc.*	513	13,400
Triumph Bancorp, Inc.*	419	15,930

See Notes to Financial Statements.

1678

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Truist Financial Corp.	19,622	$1,105,111
Trustmark Corp.	2,034	70,193
UMB Financial Corp.	5,789	397,357
Umpqua Holdings Corp.	7,071	125,157
Union Bankshares, Inc. (x)	106	3,844
United Bankshares, Inc.	3,049	117,874
United Community Banks, Inc.	2,278	70,345
United Security Bancshares	354	3,798
Unity Bancorp, Inc.	179	4,040
Univest Financial Corp.	920	24,638
Valley National Bancorp	12,263	140,411
Veritex Holdings, Inc.	1,084	31,577
Washington Trust Bancorp, Inc.	483	25,981
Webster Financial Corp.	2,896	154,531
WesBanco, Inc.	1,973	74,560
West Bancorporation, Inc.	356	9,124
Westamerica Bancorp	4,586	310,793
Western Alliance Bancorp	2,679	152,703
Wintrust Financial Corp.	1,762	124,926
Zions Bancorp NA	5,293	274,813

		20,332,330

Capital Markets (1.9%)
Affiliated Managers Group, Inc.	1,539	130,415
Ameriprise Financial, Inc.	4,175	695,472
Artisan Partners Asset Management, Inc., Class A	746	24,111
Assetmark Financial Holdings, Inc.*	214	6,210
Associated Capital Group, Inc., Class A (x)	69	2,705
B. Riley Financial, Inc.	655	16,493
BGC Partners, Inc., Class A	9,071	53,882
Blucora, Inc.*	395	10,325
Brightsphere Investment Group, Inc.	1,975	20,184
Cowen, Inc., Class A*	435	6,851
Diamond Hill Investment Group, Inc.	16	2,247
Donnelley Financial Solutions, Inc.*	1,012	10,596
Eaton Vance Corp.	3,469	161,968
Evercore, Inc., Class A	792	59,210
GAIN Capital Holdings, Inc. (x)	470	1,857
GAMCO Investors, Inc., Class A	37	721
INTL. FCStone, Inc.*	489	23,878
Janus Henderson Group plc	4,960	121,272
Ladenburg Thalmann Financial Services, Inc.	278	967
Lazard Ltd., Class A	2,038	81,438
Legg Mason, Inc.	2,720	97,675
Moelis & Co., Class A	288	9,193
Northern Trust Corp.	10,285	1,092,678
Oppenheimer Holdings, Inc., Class A	293	8,052
Piper Jaffray Cos.	438	35,014
PJT Partners, Inc., Class A	307	13,855
Sculptor Capital Management, Inc.	269	5,945
SEI Investments Co.	2,082	136,329
State Street Corp.	5,769	456,328
Stifel Financial Corp.	2,069	125,485
Virtu Financial, Inc., Class A	894	14,295
Virtus Investment Partners, Inc.	187	22,762
Waddell & Reed Financial, Inc., Class A	2,124	35,513
Westwood Holdings Group, Inc.	270	7,997
WisdomTree Investments, Inc.	2,677	12,957

		3,504,880

Consumer Finance (0.3%)
Credit Acceptance Corp.*	39	17,251
Encore Capital Group, Inc. (x)*	983	34,759
Enova International, Inc.*	375	9,022
EZCORP, Inc., Class A (x)*	1,549	10,564
Green Dot Corp., Class A*	275	6,407
LendingClub Corp.*	2,097	26,464
Medallion Financial Corp.*	714	5,191
Navient Corp.	6,084	83,229
Nelnet, Inc., Class A	570	33,197
OneMain Holdings, Inc.	2,072	87,335
Oportun Financial Corp. (x)*	127	3,023
PRA Group, Inc.*	1,430	51,909
Regional Management Corp.*	153	4,595
Santander Consumer USA Holdings, Inc.	3,247	75,882
SLM Corp.	13,277	118,298
World Acceptance Corp.*	60	5,184

		572,310

Diversified Financial Services (0.3%)
Banco Latinoamericano de Comercio Exterior SA, Class E	988	21,123
Cannae Holdings, Inc.*	2,138	79,512
FGL Holdings	4,633	49,342
Jefferies Financial Group, Inc.	8,368	178,824
Marlin Business Services Corp.	207	4,550
On Deck Capital, Inc.*	2,193	9,079
Voya Financial, Inc.	3,923	239,225

		581,655

Insurance (6.8%)
Aflac, Inc.	6,777	358,503
Alleghany Corp.*	394	315,031
Ambac Financial Group, Inc.*	1,395	30,090
American Equity Investment Life Holding Co.	2,848	85,241
American Financial Group, Inc.	2,310	253,291
American National Insurance Co.	225	26,478
AMERISAFE, Inc.	593	39,156
Argo Group International Holdings Ltd.	1,018	66,933
Arthur J Gallagher & Co.	1,287	122,561
Assurant, Inc.	1,906	249,838
Assured Guaranty Ltd.	2,985	146,325
Axis Capital Holdings Ltd.	2,344	139,327
Brighthouse Financial, Inc.*	13,936	546,709
Brown & Brown, Inc.	23,478	926,911
BRP Group, Inc., Class A*	231	3,708
Chubb Ltd.	4,382	682,102
Citizens, Inc. (x)*	1,613	10,888
CNO Financial Group, Inc.	4,736	85,864
Donegal Group, Inc., Class A	213	3,157
Employers Holdings, Inc.	1,002	41,833

See Notes to Financial Statements.

1679

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Enstar Group Ltd.*	1,848	$382,277
Erie Indemnity Co., Class A	259	42,994
Everest Re Group Ltd.	888	245,834
FBL Financial Group, Inc., Class A	311	18,327
FedNat Holding Co.	184	3,060
First American Financial Corp.	3,430	200,038
Genworth Financial, Inc., Class A*	16,023	70,501
Global Indemnity Ltd.	171	5,067
Globe Life, Inc.	5,065	533,091
Greenlight Capital Re Ltd., Class A (x)*	875	8,846
Hallmark Financial Services, Inc.*	354	6,220
Hanover Insurance Group, Inc. (The)	1,256	171,658
HCI Group, Inc.	208	9,495
Heritage Insurance Holdings, Inc.	774	10,256
Horace Mann Educators Corp.	1,310	57,195
Independence Holding Co.	129	5,428
Investors Title Co.	38	6,050
James River Group Holdings Ltd.	469	19,327
Kemper Corp.	1,609	124,698
MBIA, Inc.*	2,106	19,586
Mercury General Corp.	870	42,395
National General Holdings Corp.	826	18,255
National Western Life Group, Inc., Class A	73	21,234
NI Holdings, Inc.*	276	4,747
Old Republic International Corp.	8,882	198,690
Primerica, Inc.	373	48,699
ProAssurance Corp.	21,772	786,840
ProSight Global, Inc.*	204	3,291
Protective Insurance Corp., Class B	238	3,829
Reinsurance Group of America, Inc.	10,300	1,679,518
RenaissanceRe Holdings Ltd.	4,350	852,687
Safety Insurance Group, Inc.	468	43,304
Selective Insurance Group, Inc.	1,007	65,646
State Auto Financial Corp.	519	16,099
Stewart Information Services Corp.	724	29,532
Third Point Reinsurance Ltd.*	2,393	25,174
Tiptree, Inc.	654	5,324
Travelers Cos., Inc. (The)	1,066	145,989
United Fire Group, Inc.	614	26,850
United Insurance Holdings Corp.	677	8,537
Universal Insurance Holdings, Inc.	660	18,473
Unum Group	6,455	188,228
Watford Holdings Ltd.*	651	16,379
White Mountains Insurance Group Ltd.	98	109,320
Willis Towers Watson plc	6,899	1,393,184
WR Berkley Corp.	4,507	311,434

		12,137,552

Mortgage Real Estate Investment Trusts (REITs) (1.1%)
AG Mortgage Investment Trust, Inc. (REIT)	1,037	15,991
AGNC Investment Corp. (REIT)	17,132	302,894
Anworth Mortgage Asset Corp. (REIT)	2,989	10,521
Apollo Commercial Real Estate Finance, Inc. (REIT)	4,805	87,883
Ares Commercial Real Estate Corp. (REIT) (x)	717	11,357
Arlington Asset Investment Corp. (REIT), Class A (x)	1,198	6,673
ARMOUR Residential REIT, Inc. (REIT)	1,882	33,631
Blackstone Mortgage Trust, Inc. (REIT), Class A (x)	3,981	148,173
Capstead Mortgage Corp. (REIT)	3,059	24,227
Cherry Hill Mortgage Investment Corp. (REIT)	448	6,536
Chimera Investment Corp. (REIT)	5,757	118,364
Colony Credit Real Estate, Inc. (REIT)	2,569	33,808
Dynex Capital, Inc. (REIT)	716	12,129
Ellington Financial, Inc. (REIT)	939	17,212
Exantas Capital Corp. (REIT)	986	11,645
Granite Point Mortgage Trust, Inc. (REIT)	1,691	31,081
Great Ajax Corp. (REIT)	542	8,027
Invesco Mortgage Capital, Inc. (REIT)	4,380	72,927
KKR Real Estate Finance Trust, Inc. (REIT) (x)	814	16,622
Ladder Capital Corp. (REIT)	3,226	58,197
MFA Financial, Inc. (REIT)	14,234	108,890
New Residential Investment Corp. (REIT)	13,190	212,491
New York Mortgage Trust, Inc. (REIT)	7,971	49,659
Orchid Island Capital, Inc. (REIT) (x)	2,132	12,472
PennyMac Mortgage Investment Trust (REIT)‡	2,757	61,454
Ready Capital Corp. (REIT)	1,008	15,543
Redwood Trust, Inc. (REIT)	3,441	56,914
Starwood Property Trust, Inc. (REIT)	8,622	214,343
TPG RE Finance Trust, Inc. (REIT)	1,579	32,006
Two Harbors Investment Corp. (REIT)	8,706	127,282
Western Asset Mortgage Capital Corp. (REIT)	1,521	15,712

		1,934,664

Thrifts & Mortgage Finance (1.3%)
Axos Financial, Inc.*	679	20,560
Bridgewater Bancshares, Inc.*	663	9,136
Capitol Federal Financial, Inc.	31,673	434,870
Columbia Financial, Inc.*	1,594	27,002
Entegra Financial Corp.*	162	4,886
ESSA Bancorp, Inc.	305	5,170
Essent Group Ltd.	1,498	77,881
Federal Agricultural Mortgage Corp., Class C	186	15,531
First Defiance Financial Corp.	626	19,713

See Notes to Financial Statements.

1680

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Flagstar Bancorp, Inc.	1,068	$40,851
FS Bancorp, Inc.	119	7,591
Hingham Institution for Savings	19	3,994
Home Bancorp, Inc.	229	8,974
HomeStreet, Inc.*	725	24,650
Kearny Financial Corp.	1,820	25,171
Luther Burbank Corp.	620	7,149
Merchants Bancorp	280	5,519
Meridian Bancorp, Inc.	1,319	26,499
Meta Financial Group, Inc.	449	16,393
MGIC Investment Corp.	10,939	155,006
MMA Capital Holdings, Inc.*	154	4,897
Mr Cooper Group, Inc.*	44,066	551,266
New York Community Bancorp, Inc.	14,315	172,066
Northfield Bancorp, Inc.	1,414	23,981
Northwest Bancshares, Inc.	3,151	52,401
OceanFirst Financial Corp.	1,605	40,992
Ocwen Financial Corp.*	3,896	5,338
OP Bancorp	384	3,982
PCSB Financial Corp.	435	8,809
PDL Community Bancorp*	263	3,866
PennyMac Financial Services, Inc.‡	302	10,280
Pioneer Bancorp, Inc.*	397	6,078
Provident Bancorp, Inc.*	214	2,664
Provident Financial Holdings, Inc.	204	4,468
Provident Financial Services, Inc.	1,958	48,265
Prudential Bancorp, Inc.	230	4,262
Radian Group, Inc.	6,343	159,590
Riverview Bancorp, Inc.	559	4,589
Southern Missouri Bancorp, Inc.	203	7,787
Sterling Bancorp, Inc.	576	4,666
Territorial Bancorp, Inc.	204	6,312
TFS Financial Corp. (x)	1,560	30,701
Timberland Bancorp, Inc.	195	5,799
TrustCo Bank Corp.	2,908	25,212
United Community Financial Corp.	1,332	15,531
Walker & Dunlop, Inc.	775	50,127
Washington Federal, Inc.	2,531	92,761
Waterstone Financial, Inc.	683	12,997
Western New England Bancorp, Inc.	734	7,068
WSFS Financial Corp.	1,602	70,472

		2,373,773

Total Financials		41,437,164

Health Care (6.3%)
Biotechnology (0.8%)
Abeona Therapeutics, Inc. (x)*	1,102	3,604
Acceleron Pharma, Inc.*	230	12,195
Achillion Pharmaceuticals, Inc.*	4,418	26,641
Acorda Therapeutics, Inc.*	1,321	2,695
Adamas Pharmaceuticals, Inc. (x)*	780	2,956
Aeglea BioTherapeutics, Inc.*	775	5,921
Agios Pharmaceuticals, Inc.*	1,687	80,554
Akebia Therapeutics, Inc.*	3,803	24,035
Aldeyra Therapeutics, Inc. (x)*	269	1,563
Alkermes plc*	4,943	100,837
Alnylam Pharmaceuticals, Inc.*	552	63,574
AMAG Pharmaceuticals, Inc. (x)*	1,043	12,693
AnaptysBio, Inc.*	129	2,096
Anika Therapeutics, Inc.*	444	23,021
Aprea Therapeutics, Inc.*	80	3,671
Arcus Biosciences, Inc.*	1,035	10,454
Ardelyx, Inc.*	1,582	11,873
Arena Pharmaceuticals, Inc.*	311	14,126
ArQule, Inc.*	310	6,188
Assembly Biosciences, Inc.*	669	13,688
BioCryst Pharmaceuticals, Inc.*	613	2,115
Bluebird Bio, Inc.*	1,746	153,211
Bridgebio Pharma, Inc. (x)*	114	3,996
Calithera Biosciences, Inc.*	1,542	8,805
CareDx, Inc.*	67	1,445
Cellular Biomedicine Group, Inc. (x)*	122	1,981
Chimerix, Inc.*	1,416	2,874
Coherus Biosciences, Inc.*	1,152	20,742
Concert Pharmaceuticals, Inc.*	593	5,470
Constellation Pharmaceuticals, Inc.*	57	2,685
Cytokinetics, Inc. (x)*	81	859
Dynavax Technologies Corp. (x)*	236	1,350
Enochian Biosciences, Inc. (x)*	475	2,384
Epizyme, Inc.*	605	14,883
Evelo Biosciences, Inc. (x)*	384	1,559
Exelixis, Inc.*	5,587	98,443
FibroGen, Inc.*	259	11,109
Five Prime Therapeutics, Inc.*	874	4,012
G1 Therapeutics, Inc.*	444	11,735
Geron Corp. (x)*	5,670	7,711
Gossamer Bio, Inc.*	675	10,550
Gritstone Oncology, Inc. (x)*	644	5,777
Harpoon Therapeutics, Inc.*	141	2,085
ImmunoGen, Inc.*	2,236	11,415
Immunomedics, Inc.*	580	12,273
Intellia Therapeutics, Inc. (x)*	357	5,237
Intrexon Corp. (x)*	1,718	9,415
Jounce Therapeutics, Inc.*	593	5,177
Karuna Therapeutics, Inc. (x)*	38	2,863
Kezar Life Sciences, Inc.*	507	2,033
Ligand Pharmaceuticals, Inc.*	463	48,286
Lineage Cell Therapeutics, Inc. (x)*	2,396	2,132
MacroGenics, Inc.*	816	8,878
Medicines Co. (The) (x)*	1,594	135,394
Mersana Therapeutics, Inc.*	1,224	7,014
Minerva Neurosciences, Inc.*	254	1,806
Moderna, Inc. (x)*	663	12,968
Molecular Templates, Inc.*	178	2,489
Myriad Genetics, Inc.*	1,962	53,425
Neon Therapeutics, Inc. (x)*	528	623
Novavax, Inc. (x)*	419	1,668
OPKO Health, Inc. (x)*	12,495	18,368
PDL BioPharma, Inc.*	3,875	12,574
PolarityTE, Inc. (x)*	512	1,331
Principia Biopharma, Inc.*	52	2,849
Protagonist Therapeutics, Inc.*	203	1,431
Prothena Corp. plc*	1,226	19,408
Rigel Pharmaceuticals, Inc.*	574	1,228

See Notes to Financial Statements.

1681

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Sangamo Therapeutics, Inc.*	1,097	$9,182
Solid Biosciences, Inc.*	468	2,083
Spectrum Pharmaceuticals, Inc.*	276	1,005
Spero Therapeutics, Inc.*	282	2,711
SpringWorks Therapeutics, Inc.*	88	3,387
Stoke Therapeutics, Inc.*	13	368
Sutro Biopharma, Inc.*	311	3,421
Synlogic, Inc.*	528	1,362
Synthorx, Inc.*	39	2,726
TCR2 Therapeutics, Inc. (x)*	383	5,469
TG Therapeutics, Inc. (x)*	302	3,352
Turning Point Therapeutics, Inc.*	44	2,741
United Therapeutics Corp.*	1,370	120,670
UNITY Biotechnology, Inc. (x)*	282	2,033
Viking Therapeutics, Inc. (x)*	1,876	15,046

		1,354,007

Health Care Equipment & Supplies (2.2%)
AngioDynamics, Inc.*	1,167	18,684
Apyx Medical Corp.*	940	7,952
Avanos Medical, Inc.*	1,496	50,415
Boston Scientific Corp.*	21,349	965,402
Cantel Medical Corp.	510	36,159
Cerus Corp.*	322	1,359
ElectroCore, Inc. (x)*	646	1,027
Envista Holdings Corp.*	1,594	47,246
Hill-Rom Holdings, Inc.	1,024	116,255
Hologic, Inc.*	7,107	371,056
ICU Medical, Inc.*	424	79,339
Integer Holdings Corp.*	267	21,475
Integra LifeSciences Holdings Corp.*	2,246	130,897
Invacare Corp.	1,035	9,336
LeMaitre Vascular, Inc.	88	3,164
LivaNova plc*	327	24,666
Meridian Bioscience, Inc.	1,249	12,203
OraSure Technologies, Inc.*	1,980	15,899
Orthofix Medical, Inc.*	114	5,264
Rockwell Medical, Inc. (x)*	256	625
RTI Surgical Holdings, Inc.*	1,553	4,255
SeaSpine Holdings Corp.*	436	5,236
Siemens Healthineers AG (m)	6,333	304,182
STERIS plc	2,495	380,288
TransEnterix, Inc. (x)*	155	228
Utah Medical Products, Inc.	10	1,079
Varex Imaging Corp.*	688	20,509
West Pharmaceutical Services, Inc.	565	84,936
Zimmer Biomet Holdings, Inc.	8,630	1,291,738

		4,010,874

Health Care Providers & Services (1.9%)
Acadia Healthcare Co., Inc. (x)*	2,753	91,455
American Renal Associates Holdings, Inc.*	366	3,795
Brookdale Senior Living, Inc.*	5,860	42,602
Cardinal Health, Inc.	10,768	544,645
Community Health Systems, Inc.*	3,025	8,772
Covetrus, Inc. (x)*	3,079	40,643
Cross Country Healthcare, Inc.*	1,005	11,678
Diplomat Pharmacy, Inc.*	1,860	7,440
Encompass Health Corp.	1,530	105,983
Enzo Biochem, Inc.*	1,465	3,853
Hanger, Inc.*	979	27,030
Henry Schein, Inc.*	5,768	384,841
Magellan Health, Inc.*	302	23,632
McKesson Corp.	3,593	496,984
MEDNAX, Inc.*	2,493	69,280
Molina Healthcare, Inc.*	437	59,297
National HealthCare Corp.	389	33,621
Option Care Health, Inc.*	3,370	12,570
Owens & Minor, Inc.	1,901	9,828
Patterson Cos., Inc.	2,644	54,149
Premier, Inc., Class A*	1,932	73,184
Progyny, Inc.*	195	5,353
Quest Diagnostics, Inc.	6,487	692,747
Surgery Partners, Inc.*	582	9,111
Tenet Healthcare Corp.*	217	8,253
Tivity Health, Inc.*	1,509	30,701
Triple-S Management Corp., Class B*	737	13,627
Universal Health Services, Inc., Class B	3,225	462,659

		3,327,733

Health Care Technology (0.3%)
Allscripts Healthcare Solutions, Inc.*	5,215	51,185
Cerner Corp.	6,760	496,117
Change Healthcare, Inc. (x)*	825	13,522
Computer Programs & Systems, Inc.	414	10,930
Evolent Health, Inc., Class A*	1,683	15,231
HealthStream, Inc.*	527	14,334
Livongo Health, Inc. (x)*	23	576

		601,895

Life Sciences Tools & Services (0.5%)
Adaptive Biotechnologies Corp. (x)*	194	5,804
Avantor, Inc.*	2,880	52,272
Bio-Rad Laboratories, Inc., Class A*	672	248,660
Luminex Corp.	1,341	31,058
NanoString Technologies, Inc.*	72	2,003
Pacific Biosciences of California, Inc.*	449	2,308
PerkinElmer, Inc.	2,710	263,141
QIAGEN NV*	6,991	236,296
Syneos Health, Inc.*	1,822	108,363

		949,905

Pharmaceuticals (0.6%)
AcelRx Pharmaceuticals, Inc. (x)*	1,802	3,802
Aclaris Therapeutics, Inc. (x)*	1,063	2,009
Akorn, Inc.*	2,465	3,698
Assertio Therapeutics, Inc.*	2,149	2,686
Cara Therapeutics, Inc. (x)*	152	2,449
Catalent, Inc.*	4,544	255,827
cbdMD, Inc. (x)*	329	744
Endo International plc*	6,747	31,643
Horizon Therapeutics plc*	5,184	187,661
Intra-Cellular Therapies, Inc. (x)*	657	22,542
Jazz Pharmaceuticals plc*	199	29,707

See Notes to Financial Statements.

1682

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Kala Pharmaceuticals, Inc. (x)*	409	$1,509
Lannett Co., Inc. (x)*	1,042	9,191
Mallinckrodt plc (x)*	2,677	9,343
Menlo Therapeutics, Inc.*	345	1,601
Nektar Therapeutics*	4,499	97,111
Osmotica Pharmaceuticals plc (x)*	396	2,768
Perrigo Co. plc	3,961	204,625
Phibro Animal Health Corp., Class A	13	323
Prestige Consumer Healthcare, Inc.*	1,572	63,666
Reata Pharmaceuticals, Inc., Class A*	405	82,794
resTORbio, Inc. (x)*	464	691
Revance Therapeutics, Inc.*	264	4,285
Strongbridge Biopharma plc*	1,216	2,541
TherapeuticsMD, Inc. (x)*	832	2,013
Verrica Pharmaceuticals, Inc.*	270	4,290
WaVe Life Sciences Ltd. (x)*	162	1,298

		1,030,817

Total Health Care		11,275,231

Industrials (15.6%)
Aerospace & Defense (0.9%)
AAR Corp.	1,059	47,761
Aerojet Rocketdyne Holdings, Inc.*	681	31,094
BAE Systems plc	46,360	346,835
BWX Technologies, Inc.	770	47,802
Cubic Corp.	835	53,081
Curtiss-Wright Corp.	1,336	188,229
Ducommun, Inc.*	289	14,603
Hexcel Corp.	184	13,489
Huntington Ingalls Industries, Inc.	263	65,981
Maxar Technologies, Inc. (x)	1,855	29,068
Moog, Inc., Class A	138	11,776
National Presto Industries, Inc.	140	12,375
Park Aerospace Corp.	588	9,567
Spirit AeroSystems Holdings, Inc., Class A	324	23,613
Teledyne Technologies, Inc.*	1,130	391,590
Textron, Inc.	7,440	331,824
Triumph Group, Inc.	1,193	30,147
Vectrus, Inc.*	341	17,480
Wesco Aircraft Holdings, Inc.*	1,208	13,312

		1,679,627

Air Freight & Logistics (0.7%)
Atlas Air Worldwide Holdings, Inc.*	741	20,429
Echo Global Logistics, Inc.*	883	18,278
Hub Group, Inc., Class A*	23,467	1,203,623
XPO Logistics, Inc.*	1,215	96,836

		1,339,166

Airlines (1.6%)
Alaska Air Group, Inc.	13,775	933,256
Allegiant Travel Co.	5,394	938,772
Copa Holdings SA, Class A	994	107,431
Hawaiian Holdings, Inc.	1,426	41,768
JetBlue Airways Corp.*	8,271	154,833
Mesa Air Group, Inc.*	250	2,235
SkyWest, Inc.	1,527	98,690
Southwest Airlines Co.	12,483	673,832
Spirit Airlines, Inc.*	470	18,946

		2,969,763

Building Products (0.9%)
Allegion plc	718	89,420
AO Smith Corp.	3,557	169,455
Apogee Enterprises, Inc.	104	3,380
Armstrong Flooring, Inc.*	697	2,976
Builders FirstSource, Inc.*	267	6,784
Caesarstone Ltd.	683	10,293
Continental Building Products, Inc.*	590	21,494
Cornerstone Building Brands, Inc.*	1,509	12,842
Fortune Brands Home & Security, Inc.	2,984	194,975
Gibraltar Industries, Inc.*	1,025	51,701
Griffon Corp.	1,145	23,278
Insteel Industries, Inc.	601	12,915
JELD-WEN Holding, Inc.*	245	5,735
Johnson Controls International plc	15,835	644,643
Lennox International, Inc.	92	22,445
Masonite International Corp.*	20	1,444
Owens Corning	3,385	220,431
Patrick Industries, Inc.	243	12,740
PGT Innovations, Inc.*	934	13,926
Quanex Building Products Corp.	1,060	18,105
Resideo Technologies, Inc.*	3,892	46,432
Universal Forest Products, Inc.	191	9,111

		1,594,525

Commercial Services & Supplies (1.1%)
ABM Industries, Inc.	2,103	79,304
ACCO Brands Corp.	3,014	28,211
ADT, Inc. (x)	3,457	27,414
Advanced Disposal Services, Inc.*	136	4,470
Brady Corp., Class A	279	15,975
BrightView Holdings, Inc.*	994	16,769
CECO Environmental Corp.*	948	7,262
Charah Solutions, Inc.*	339	827
Clean Harbors, Inc.*	1,630	139,772
Deluxe Corp.	1,203	60,054
Ennis, Inc.	821	17,775
Heritage-Crystal Clean, Inc.*	154	4,831
HNI Corp.	302	11,313
IAA, Inc.*	383	18,024
Interface, Inc.	143	2,372
KAR Auction Services, Inc.	363	7,910
Kimball International, Inc., Class B	161	3,328
Knoll, Inc.	55	1,389
Matthews International Corp., Class A	981	37,445
McGrath RentCorp	248	18,982
Mobile Mini, Inc.	956	36,242
NL Industries, Inc.*	371	1,451
PICO Holdings, Inc.*	568	6,316

See Notes to Financial Statements.

1683

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Pitney Bowes, Inc.	2,647	$10,667
Quad/Graphics, Inc.	918	4,287
Republic Services, Inc.	4,201	376,536
RR Donnelley & Sons Co.	2,462	9,725
SP Plus Corp.*	730	30,974
Steelcase, Inc., Class A	2,097	42,905
Stericycle, Inc.*	12,878	821,745
Team, Inc.*	1,000	15,970
UniFirst Corp.	477	96,344
VSE Corp.	240	9,130

		1,965,719

Construction & Engineering (0.6%)
AECOM*	4,881	210,518
Aegion Corp.*	996	22,281
Ameresco, Inc., Class A*	628	10,990
Arcosa, Inc.	1,536	68,429
Argan, Inc.	80	3,211
Concrete Pumping Holdings, Inc.*	394	2,155
Construction Partners, Inc., Class A*	258	4,352
Dycom Industries, Inc.*	195	9,194
EMCOR Group, Inc.	435	37,540
Fluor Corp.	4,420	83,450
Granite Construction, Inc.	1,262	34,920
Great Lakes Dredge & Dock Corp.*	257	2,912
IES Holdings, Inc.*	161	4,131
Jacobs Engineering Group, Inc.	4,159	373,603
Northwest Pipe Co.*	288	9,593
Primoris Services Corp.	452	10,052
Quanta Services, Inc.	3,417	139,106
Sterling Construction Co., Inc.*	645	9,082
Tutor Perini Corp.*	1,182	15,201
Valmont Industries, Inc.	663	99,304
WillScot Corp.*	462	8,542

		1,158,566

Electrical Equipment (2.5%)
Acuity Brands, Inc.	917	126,546
American Superconductor Corp. (x)*	487	3,823
AZZ, Inc.	571	26,237
Bloom Energy Corp., Class A (x)*	1,739	12,990
Eaton Corp. plc	3,608	341,750
Emerson Electric Co.	10,861	828,260
Encore Wire Corp.	645	37,023
EnerSys	473	35,394
GrafTech International Ltd. (x)	1,871	21,741
Hubbell, Inc.	5,730	847,009
nVent Electric plc	30,803	787,941
Powell Industries, Inc.	267	13,080
Preformed Line Products Co.	79	4,768
Regal Beloit Corp.	1,272	108,896
Schneider Electric SE	2,385	244,786
Sensata Technologies Holding plc*	18,837	1,014,749
Thermon Group Holdings, Inc.*	722	19,350

		4,474,343

Industrial Conglomerates (0.0%)
Carlisle Cos., Inc.	235	38,032

Machinery (3.5%)
Actuant Corp., Class A	913	23,765
AGCO Corp.	1,976	152,646
Alamo Group, Inc.	43	5,399
Altra Industrial Motion Corp.	2,033	73,615
Astec Industries, Inc.	715	30,030
Barnes Group, Inc.	1,288	79,804
Blue Bird Corp.*	228	5,226
Briggs & Stratton Corp.	1,282	8,538
CIRCOR International, Inc.*	615	28,438
Colfax Corp.*	26,838	976,366
Columbus McKinnon Corp.	253	10,128
Commercial Vehicle Group, Inc.*	990	6,286
Crane Co.	1,586	136,999
Cummins, Inc.	2,687	480,866
Eastern Co. (The)	125	3,816
EnPro Industries, Inc.	595	39,794
ESCO Technologies, Inc.	53	4,902
Federal Signal Corp.	108	3,483
Flowserve Corp.	3,217	160,110
Franklin Electric Co., Inc.	70	4,012
Gardner Denver Holdings, Inc.*	4,147	152,112
Gates Industrial Corp. plc*	1,381	19,003
Gencor Industries, Inc.*	169	1,972
Gorman-Rupp Co. (The)	423	15,862
Graham Corp.	241	5,273
Greenbrier Cos., Inc. (The)	1,023	33,176
Hillenbrand, Inc.	1,009	33,610
Hurco Cos., Inc.	186	7,135
Hyster-Yale Materials Handling, Inc.	325	19,162
IDEX Corp.	1,187	204,164
IMI plc	27,207	424,893
ITT, Inc.	2,759	203,918
Kennametal, Inc.	2,593	95,656
LB Foster Co., Class A*	308	5,969
Lincoln Electric Holdings, Inc.	114	11,027
Lindsay Corp.	226	21,694
Luxfer Holdings plc	75	1,388
Lydall, Inc.*	492	10,096
Manitowoc Co., Inc. (The)*	1,105	19,337
Meritor, Inc.*	426	11,157
Miller Industries, Inc.	321	11,919
Mueller Industries, Inc.	795	25,241
Mueller Water Products, Inc., Class A	2,035	24,379
Navistar International Corp.*	1,557	45,060
NN, Inc.	1,328	12,284
Nordson Corp.	160	26,054
Oshkosh Corp.	2,130	201,604
PACCAR, Inc.	5,260	416,066
Parker-Hannifin Corp.	1,496	307,907
Park-Ohio Holdings Corp.	266	8,951
Pentair plc	5,252	240,909
REV Group, Inc.	721	8,818
Rexnord Corp.*	2,976	97,077
Snap-on, Inc.	1,712	290,013
Spartan Motors, Inc.	318	5,749
SPX Corp.*	265	13,483
SPX FLOW, Inc.*	10,901	532,732
Standex International Corp.	400	31,740
Terex Corp.	501	14,920

See Notes to Financial Statements.

1684

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Timken Co. (The)	2,081	$117,181
Titan International, Inc.	1,365	4,941
TriMas Corp.*	1,442	45,293
Trinity Industries, Inc.	3,145	69,662
Twin Disc, Inc.*	328	3,615
Wabash National Corp.	1,743	25,605
WABCO Holdings, Inc.*	258	34,959
Watts Water Technologies, Inc., Class A	379	37,809
Woodward, Inc.	311	36,835

		6,221,633

Marine (0.9%)
Costamare, Inc.	1,389	13,237
Eagle Bulk Shipping, Inc.*	1,162	5,345
Genco Shipping & Trading Ltd.	529	5,618
Kirby Corp.*	16,402	1,468,471
Matson, Inc.	1,347	54,958
Safe Bulkers, Inc.*	1,827	3,106
Scorpio Bulkers, Inc.	1,467	9,345

		1,560,080

Professional Services (0.3%)
Acacia Research Corp.*	1,210	3,218
ASGN, Inc.*	206	14,620
BG Staffing, Inc.	201	4,400
CBIZ, Inc.*	1,633	44,026
CRA International, Inc.	191	10,404
FTI Consulting, Inc.*	1,054	116,636
GP Strategies Corp.*	405	5,358
Heidrick & Struggles International, Inc.	535	17,387
Huron Consulting Group, Inc.*	626	43,019
ICF International, Inc.	221	20,248
InnerWorkings, Inc.*	1,372	7,560
Kelly Services, Inc., Class A	1,041	23,506
ManpowerGroup, Inc.	1,856	180,217
Mistras Group, Inc.*	515	7,349
Resources Connection, Inc.	593	9,684
TrueBlue, Inc.*	1,248	30,027

		537,659

Road & Rail (0.6%)
AMERCO	280	105,230
ArcBest Corp.	786	21,694
Covenant Transportation Group, Inc., Class A*	328	4,239
Daseke, Inc.*	1,403	4,433
Heartland Express, Inc.	21,708	456,953
Hertz Global Holdings, Inc.*	3,135	49,376
Knight-Swift Transportation Holdings, Inc.	3,837	137,518
Landstar System, Inc.	113	12,867
Marten Transport Ltd.	1,258	27,034
PAM Transportation Services, Inc.*	29	1,674
Ryder System, Inc.	1,650	89,612
Saia, Inc.*	335	31,195
Schneider National, Inc., Class B	1,774	38,709
US Xpress Enterprises, Inc., Class A*	750	3,773
Werner Enterprises, Inc.	1,436	52,256
YRC Worldwide, Inc. (x)*	982	2,504

		1,039,067

Trading Companies & Distributors (1.9%)
Air Lease Corp.	3,065	145,649
Aircastle Ltd.	21,555	689,976
Beacon Roofing Supply, Inc.*	1,736	55,517
BlueLinx Holdings, Inc. (x)*	286	4,075
BMC Stock Holdings, Inc.*	2,113	60,622
CAI International, Inc.*	549	15,910
DXP Enterprises, Inc.*	518	20,622
Foundation Building Materials, Inc.*	431	8,340
GATX Corp.	1,088	90,141
General Finance Corp.*	182	2,015
GMS, Inc.*	678	18,360
H&E Equipment Services, Inc.	236	7,889
HD Supply Holdings, Inc.*	5,207	209,425
Herc Holdings, Inc.*	707	34,601
Kaman Corp.	753	49,638
MRC Global, Inc.*	2,290	31,236
MSC Industrial Direct Co., Inc., Class A	7,118	558,549
NOW, Inc.*	3,433	38,587
Rush Enterprises, Inc., Class A	875	40,687
Rush Enterprises, Inc., Class B	111	5,073
Systemax, Inc.	92	2,315
Textainer Group Holdings Ltd.*	1,560	16,708
Titan Machinery, Inc.*	598	8,838
Triton International Ltd.	1,730	69,546
Univar Solutions, Inc.*	5,297	128,399
Veritiv Corp.*	410	8,065
Watsco, Inc.	1,022	184,113
WESCO International, Inc.*	15,479	919,298
Willis Lease Finance Corp.*	74	4,359

		3,428,553

Transportation Infrastructure (0.1%)
Macquarie Infrastructure Corp.	2,329	99,774

Total Industrials		28,106,507

Information Technology (7.0%)
Communications Equipment (0.8%)
ADTRAN, Inc.	1,525	15,082
Applied Optoelectronics, Inc. (x)*	640	7,603
CalAmp Corp.*	1,069	10,241
Calix, Inc.*	726	5,808
Casa Systems, Inc.*	158	646
Ciena Corp.*	4,872	207,986
CommScope Holding Co., Inc.*	6,053	85,892
Comtech Telecommunications Corp.	743	26,369
DASAN Zhone Solutions, Inc.*	30	266
Digi International, Inc.*	825	14,619
EchoStar Corp., Class A*	1,567	67,867
Harmonic, Inc.*	2,731	21,302
Infinera Corp.*	5,458	43,337
Inseego Corp. (x)*	1,400	10,262
Juniper Networks, Inc.	20,725	510,457
KVH Industries, Inc.*	360	4,007
Lumentum Holdings, Inc.*	2,404	190,637
NETGEAR, Inc.*	887	21,740
NetScout Systems, Inc.*	2,232	53,724
Ribbon Communications, Inc.*	1,848	5,729

See Notes to Financial Statements.

1685

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
TESSCO Technologies, Inc.	217	$2,435
ViaSat, Inc.*	1,780	130,287

		1,436,296

Electronic Equipment, Instruments & Components (2.4%)
Anixter International, Inc.*	963	88,692
Arlo Technologies, Inc.*	2,380	10,020
Arrow Electronics, Inc.*	2,532	214,562
Avnet, Inc.	13,602	577,269
AVX Corp.	1,490	30,500
Bel Fuse, Inc., Class B	301	6,170
Belden, Inc.	1,228	67,540
Benchmark Electronics, Inc.	1,133	38,930
Coherent, Inc.*	754	125,428
CTS Corp.	1,036	31,090
Daktronics, Inc.	1,192	7,259
Dolby Laboratories, Inc., Class A	1,703	117,166
ePlus, Inc.*	56	4,720
Fabrinet*	95	6,160
FARO Technologies, Inc.*	31	1,561
Fitbit, Inc., Class A (x)*	5,425	35,642
FLIR Systems, Inc.	3,886	202,344
II-VI, Inc.*	998	33,603
Insight Enterprises, Inc.*	711	49,976
Jabil, Inc.	3,692	152,590
KEMET Corp.	1,797	48,609
Kimball Electronics, Inc.*	749	13,145
Knowles Corp.*	2,579	54,546
Littelfuse, Inc.	740	141,562
Methode Electronics, Inc.	1,164	45,803
MTS Systems Corp.	383	18,395
National Instruments Corp.	3,858	163,348
PC Connection, Inc.	347	17,232
Plexus Corp.*	772	59,398
Sanmina Corp.*	22,019	753,931
ScanSource, Inc.*	825	30,484
SYNNEX Corp.	1,306	168,213
TE Connectivity Ltd.	4,716	451,981
Tech Data Corp.*	1,111	159,540
Trimble, Inc.*	6,576	274,153
TTM Technologies, Inc.*	3,072	46,234
Vishay Intertechnology, Inc.	4,195	89,312
Vishay Precision Group, Inc.*	86	2,924

		4,340,032

IT Services (1.2%)
Alliance Data Systems Corp.	1,136	127,459
Amdocs Ltd.	4,264	307,818
Broadridge Financial Solutions, Inc.	1,586	195,934
CACI International, Inc., Class A*	775	193,742
Cardtronics plc, Class A*	201	8,975
Conduent, Inc.*	5,481	33,982
CoreLogic, Inc.*	2,345	102,500
Exela Technologies, Inc. (x)*	336	137
Hackett Group, Inc. (The)	78	1,259
Information Services Group, Inc.*	1,215	3,074
Jack Henry & Associates, Inc.	275	40,059
KBR, Inc.	4,463	136,122
Leidos Holdings, Inc.	4,212	412,313
Limelight Networks, Inc.*	2,263	9,233
LiveRamp Holdings, Inc.*	2,098	100,851
ManTech International Corp., Class A	848	67,738
Perspecta, Inc.	4,019	106,262
Sabre Corp.	7,146	160,356
StarTek, Inc.*	554	4,421
Sykes Enterprises, Inc.*	1,245	46,053
Unisys Corp.*	400	4,744

		2,063,032

Semiconductors & Semiconductor Equipment (1.9%)
Alpha & Omega Semiconductor Ltd.*	536	7,300
Ambarella, Inc.*	600	36,336
Amkor Technology, Inc.*	3,146	40,898
Applied Materials, Inc.	9,859	601,793
Axcelis Technologies, Inc.*	964	23,228
AXT, Inc.*	1,323	5,755
Brooks Automation, Inc.	299	12,546
CEVA, Inc.*	91	2,453
Cirrus Logic, Inc.*	1,837	151,387
Cohu, Inc.	1,288	29,431
Cree, Inc.*	3,129	144,403
Cypress Semiconductor Corp.	11,618	271,048
Diodes, Inc.*	986	55,581
DSP Group, Inc.*	468	7,366
First Solar, Inc.*	2,574	144,041
FormFactor, Inc.*	2,197	57,056
GSI Technology, Inc.*	507	3,595
Ichor Holdings Ltd.*	548	18,232
MACOM Technology Solutions Holdings, Inc.*	1,452	38,623
Maxim Integrated Products, Inc.	9,342	574,627
Microchip Technology, Inc.	3,682	385,579
MKS Instruments, Inc.	1,708	187,897
NeoPhotonics Corp.*	1,276	11,254
NVE Corp.	16	1,142
ON Semiconductor Corp.*	12,832	312,844
Onto Innovation, Inc.*	1,166	42,606
PDF Solutions, Inc.*	774	13,073
Photronics, Inc.*	2,048	32,277
Rambus, Inc.*	3,427	47,207
Semtech Corp.*	178	9,416
SMART Global Holdings, Inc.*	414	15,707
SunPower Corp. (x)*	1,979	15,436
Synaptics, Inc.*	1,040	68,401
Ultra Clean Holdings, Inc.*	1,196	28,070
Veeco Instruments, Inc.*	1,551	22,777
Xperi Corp.	1,255	23,218

		3,442,603

Software (0.3%)
2U, Inc.*	1,123	26,941
American Software, Inc., Class A	326	4,851
Avaya Holdings Corp.*	3,511	47,398
Cerence, Inc.*	1,149	26,002
Ceridian HCM Holding, Inc.*	560	38,013
Cloudera, Inc. (x)*	6,992	81,317
Digimarc Corp. (x)*	28	940
Dynatrace, Inc.*	379	9,589
GTY Technology Holdings, Inc. (x)*	1,400	8,246

See Notes to Financial Statements.

1686

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
LogMeIn, Inc.	1,515	$129,896
Medallia, Inc. (x)*	107	3,329
Nuance Communications, Inc.*	9,048	161,326
OneSpan, Inc.*	318	5,444
QAD, Inc., Class A	179	9,116
SecureWorks Corp., Class A (x)*	156	2,599
SolarWinds Corp.*	1,032	19,143
Synchronoss Technologies, Inc. (x)*	1,224	5,814
Telenav, Inc.*	378	1,837
TiVo Corp.	3,912	33,174
Verint Systems, Inc.*	119	6,588

		621,563

Technology Hardware, Storage & Peripherals (0.4%)
3D Systems Corp. (x)*	3,764	32,935
Diebold Nixdorf, Inc.*	1,186	12,524
HP, Inc.	16,317	335,314
Immersion Corp.*	1,012	7,519
Stratasys Ltd. (x)*	1,632	33,007
Xerox Holdings Corp.	5,635	207,763

		629,062

Total Information Technology		12,532,588

Materials (5.5%)
Chemicals (2.7%)
AdvanSix, Inc.*	911	18,184
Albemarle Corp.	3,308	241,616
American Vanguard Corp.	920	17,912
Amyris, Inc. (x)*	1,731	5,349
Ashland Global Holdings, Inc.	11,752	899,381
Axalta Coating Systems Ltd.*	37,430	1,137,872
Cabot Corp.	1,723	81,877
CF Industries Holdings, Inc.	6,183	295,176
Chemours Co. (The)	5,166	93,453
Element Solutions, Inc.*	4,205	49,114
Ferro Corp.*	496	7,356
Flotek Industries, Inc.*	1,736	3,472
FutureFuel Corp.	748	9,268
Hawkins, Inc.	297	13,606
HB Fuller Co.	403	20,783
Huntsman Corp.	6,768	163,515
Innophos Holdings, Inc.	613	19,604
Innospec, Inc.	110	11,378
Intrepid Potash, Inc.*	2,861	7,753
Koppers Holdings, Inc.*	136	5,198
Kraton Corp.*	720	18,230
Kronos Worldwide, Inc. (x)	740	9,916
Livent Corp.*	4,649	39,749
LSB Industries, Inc.*	764	3,209
Minerals Technologies, Inc.	1,115	64,258
NewMarket Corp.	17	8,271
Olin Corp.	4,976	85,836
Orion Engineered Carbons SA	631	12,178
PolyOne Corp.	146	5,371
PQ Group Holdings, Inc.*	1,394	23,949
Rayonier Advanced Materials, Inc.	1,504	5,775
RPM International, Inc.	8,933	685,697
Sensient Technologies Corp.	630	41,637
Stepan Co.	578	59,210
Trecora Resources*	552	3,947
Tredegar Corp.	801	17,902
Trinseo SA	1,229	45,731
Tronox Holdings plc, Class A	1,608	18,363
Valhi, Inc.	768	1,436
Valvoline, Inc.	5,941	127,197
Westlake Chemical Corp.	1,118	78,428
WR Grace & Co.	6,581	459,683

		4,917,840

Construction Materials (0.1%)
Eagle Materials, Inc.	223	20,217
Summit Materials, Inc., Class A*	2,911	69,573
United States Lime & Minerals, Inc.	58	5,238

		95,028

Containers & Packaging (1.5%)
AptarGroup, Inc.	1,214	140,363
Ardagh Group SA	538	10,534
Avery Dennison Corp.	169	22,109
Berry Global Group, Inc.*	2,555	121,337
Crown Holdings, Inc.*	1,713	124,261
Graphic Packaging Holding Co.	22,790	379,453
Greif, Inc., Class A	819	36,200
Greif, Inc., Class B	175	9,060
O-I Glass, Inc.	4,915	58,636
Packaging Corp. of America	6,134	686,947
Sealed Air Corp.	4,547	181,107
Silgan Holdings, Inc.	2,470	76,768
Sonoco Products Co.	8,156	503,388
UFP Technologies, Inc.*	181	8,979
Westrock Co.	5,717	245,316

		2,604,458

Metals & Mining (0.8%)
AK Steel Holding Corp. (x)*	5,774	18,996
Alcoa Corp.*	5,829	125,382
Allegheny Technologies, Inc.*	3,962	81,855
Carpenter Technology Corp.	1,489	74,122
Century Aluminum Co.*	1,500	11,272
Cleveland-Cliffs, Inc. (x)	7,115	59,766
Coeur Mining, Inc.*	7,460	60,277
Commercial Metals Co.	3,730	83,067
Gold Resource Corp.	1,893	10,487
Haynes International, Inc.	404	14,455
Hecla Mining Co.	15,575	52,799
Kaiser Aluminum Corp.	246	27,279
Materion Corp.	379	22,532
Novagold Resources, Inc.*	2,188	19,604
Olympic Steel, Inc.	254	4,552
Ramaco Resources, Inc. (x)*	43	154
Reliance Steel & Aluminum Co.	2,047	245,149
Royal Gold, Inc.	1,394	170,417
Schnitzer Steel Industries, Inc., Class A	822	17,821
Steel Dynamics, Inc.	6,464	220,035
SunCoke Energy, Inc.	2,350	14,640
Synalloy Corp.*	273	3,524
TimkenSteel Corp.*	1,168	9,180
United States Steel Corp. (x)	5,441	62,082
Warrior Met Coal, Inc.	1,621	34,252
Worthington Industries, Inc.	903	38,089

		1,481,788

See Notes to Financial Statements.

1687

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Paper & Forest Products (0.4%)
Boise Cascade Co.	949	$34,667
Clearwater Paper Corp.*	461	9,847
Domtar Corp.	1,769	67,647
Louisiana-Pacific Corp.	3,182	94,410
Mondi plc	19,179	450,295
Neenah, Inc.	78	5,493
PH Glatfelter Co.	1,394	25,510
Schweitzer-Mauduit International, Inc.	984	41,318
Verso Corp., Class A*	1,037	18,697

		747,884

Total Materials		9,846,998

Real Estate (10.9%)
Equity Real Estate Investment Trusts (REITs) (10.3%)
Acadia Realty Trust (REIT)	2,616	67,833
Agree Realty Corp. (REIT)	1,308	91,782
Alexander & Baldwin, Inc. (REIT)	2,175	45,588
American Campus Communities, Inc. (REIT)	26,685	1,254,996
American Finance Trust, Inc. (REIT)	3,180	42,167
American Homes 4 Rent (REIT), Class A	4,639	121,588
Apartment Investment & Management Co. (REIT), Class A	4,694	242,445
Apple Hospitality REIT, Inc. (REIT)	6,659	108,209
Armada Hoffler Properties, Inc. (REIT)	1,217	22,332
Ashford Hospitality Trust, Inc. (REIT)	2,632	7,343
Braemar Hotels & Resorts, Inc. (REIT)	889	7,939
Brandywine Realty Trust (REIT)	5,532	87,129
Brixmor Property Group, Inc. (REIT)	9,276	200,454
BRT Apartments Corp. (REIT)	290	4,921
Camden Property Trust (REIT)	2,933	311,191
CareTrust REIT, Inc. (REIT)	779	16,071
CatchMark Timber Trust, Inc. (REIT), Class A	1,582	18,146
CBL & Associates Properties, Inc. (REIT) (x)	5,647	5,929
Cedar Realty Trust, Inc. (REIT)	2,524	7,446
Chatham Lodging Trust (REIT)	1,464	26,850
CIM Commercial Trust Corp. (REIT)	46	667
City Office REIT, Inc. (REIT)	1,586	21,443
Colony Capital, Inc. (REIT)	14,347	68,148
Columbia Property Trust, Inc. (REIT)	3,696	77,283
Community Healthcare Trust, Inc. (REIT)	237	10,158
CoreCivic, Inc. (REIT)	3,763	65,401
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	384	17,169
CorePoint Lodging, Inc. (REIT)	1,268	13,542
CoreSite Realty Corp. (REIT)	253	28,366
Corporate Office Properties Trust (REIT)	3,552	104,358
Cousins Properties, Inc. (REIT)	4,585	188,902
CubeSmart LP (REIT)	38,354	1,207,384
CyrusOne, Inc. (REIT)	3,524	230,575
DiamondRock Hospitality Co. (REIT)	6,370	70,580
Douglas Emmett, Inc. (REIT)	5,212	228,807
Duke Realty Corp. (REIT)	11,553	400,543
Easterly Government Properties, Inc. (REIT)	1,802	42,761
Empire State Realty Trust, Inc. (REIT), Class A	25,936	362,067
EPR Properties (REIT)	2,447	172,856
Equity Commonwealth (REIT)	3,750	123,112
Essential Properties Realty Trust, Inc. (REIT)	2,220	55,078
Farmland Partners, Inc. (REIT) (x)	838	5,682
First Industrial Realty Trust, Inc. (REIT)	3,138	130,258
Franklin Street Properties Corp. (REIT)	3,319	28,411
Front Yard Residential Corp. (REIT)	1,592	19,645
Gaming and Leisure Properties, Inc. (REIT)	6,382	274,745
Getty Realty Corp. (REIT)	1,071	35,204
Gladstone Commercial Corp. (REIT)	684	14,952
Gladstone Land Corp. (REIT) (x)	678	8,794
Global Medical REIT, Inc. (REIT)	1,006	13,309
Global Net Lease, Inc. (REIT)	2,774	56,257
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	1,824	58,696
Healthcare Realty Trust, Inc. (REIT)	4,159	138,786
Healthcare Trust of America, Inc. (REIT), Class A	6,464	195,730
Hersha Hospitality Trust (REIT)	1,122	16,325
Highwoods Properties, Inc. (REIT)	3,233	158,126
Hudson Pacific Properties, Inc. (REIT)	4,803	180,833
Independence Realty Trust, Inc. (REIT)	2,901	40,846
Industrial Logistics Properties Trust (REIT)	2,057	46,118
Investors Real Estate Trust (REIT)	377	27,332
Iron Mountain, Inc. (REIT)	7,965	253,845
iStar, Inc. (REIT) (x)	40,251	584,042
JBG SMITH Properties (REIT)	3,857	153,856
Jernigan Capital, Inc. (REIT) (x)	614	11,752
Kilroy Realty Corp. (REIT)	3,266	274,017
Kimco Realty Corp. (REIT)	12,681	262,624
Kite Realty Group Trust (REIT)	2,632	51,403
Lexington Realty Trust (REIT)	7,496	79,608
Liberty Property Trust (REIT)	4,891	293,705
Life Storage, Inc. (REIT)	1,470	159,172
LTC Properties, Inc. (REIT)	638	28,563

See Notes to Financial Statements.

1688

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Macerich Co. (The) (REIT) (x)	4,360	$117,371
Mack-Cali Realty Corp. (REIT)	2,732	63,191
Medical Properties Trust, Inc. (REIT)	16,162	341,180
MGM Growth Properties LLC (REIT), Class A	15,853	490,967
Mid-America Apartment Communities, Inc. (REIT)	4,297	566,602
Monmouth Real Estate Investment Corp. (REIT)	2,457	35,577
National Health Investors, Inc. (REIT)	750	61,110
National Retail Properties, Inc. (REIT)	5,383	288,636
New Senior Investment Group, Inc. (REIT)	1,514	11,582
Office Properties Income Trust (REIT)	1,515	48,692
Omega Healthcare Investors, Inc. (REIT)	6,855	290,309
One Liberty Properties, Inc. (REIT)	496	13,486
Outfront Media, Inc. (REIT)	3,764	100,950
Paramount Group, Inc. (REIT)	6,141	85,483
Park Hotels & Resorts, Inc. (REIT)	7,434	192,318
Pebblebrook Hotel Trust (REIT)	4,102	109,975
Pennsylvania REIT (REIT) (x)	963	5,133
Physicians Realty Trust (REIT)	5,859	110,969
Piedmont Office Realty Trust, Inc. (REIT), Class A	21,852	485,988
PotlatchDeltic Corp. (REIT)	2,090	90,434
Preferred Apartment Communities, Inc. (REIT), Class A	1,479	19,700
Rayonier, Inc. (REIT)	4,098	134,250
Regency Centers Corp. (REIT)	5,227	329,771
Retail Opportunity Investments Corp. (REIT)	3,563	62,923
Retail Properties of America, Inc. (REIT), Class A	6,763	90,624
Retail Value, Inc. (REIT)	481	17,701
Rexford Industrial Realty, Inc. (REIT)	3,505	160,073
RLJ Lodging Trust (REIT)	5,267	93,331
RPT Realty (REIT)	2,488	37,420
Sabra Health Care REIT, Inc. (REIT)	6,056	129,235
Safehold, Inc. (REIT) (x)	330	13,299
Saul Centers, Inc. (REIT)	37	1,953
Senior Housing Properties Trust (REIT)	7,446	62,844
Seritage Growth Properties (REIT), Class A (x)	940	37,675
Service Properties Trust (REIT)	5,087	123,767
SITE Centers Corp. (REIT)	4,643	65,095
SL Green Realty Corp. (REIT)	2,512	230,803
Spirit Realty Capital, Inc. (REIT)	3,120	153,442
STAG Industrial, Inc. (REIT)	4,189	132,247
STORE Capital Corp. (REIT)	6,741	251,035
Summit Hotel Properties, Inc. (REIT)	3,290	40,599
Sun Communities, Inc. (REIT)	2,167	325,267
Sunstone Hotel Investors, Inc. (REIT)	6,845	95,282
Taubman Centers, Inc. (REIT)	1,855	57,672
Terreno Realty Corp. (REIT)	1,864	100,917
UMH Properties, Inc. (REIT)	86	1,353
Universal Health Realty Income Trust (REIT)	36	4,225
Urban Edge Properties (REIT)	3,680	70,582
Urstadt Biddle Properties, Inc. (REIT), Class A	949	23,573
VEREIT, Inc. (REIT)	33,677	311,175
VICI Properties, Inc. (REIT) (x)	14,582	372,570
Washington Prime Group, Inc. (REIT) (x)	5,990	21,804
Washington REIT (REIT)	2,562	74,759
Weingarten Realty Investors (REIT)	3,837	119,868
Welltower, Inc. (REIT)	6,926	566,408
Weyerhaeuser Co. (REIT)	27,814	839,983
Whitestone REIT (REIT) (x)	1,225	16,685
Xenia Hotels & Resorts, Inc. (REIT) (x)	3,582	77,407

		18,559,465

Real Estate Management & Development (0.6%)
Altisource Portfolio Solutions SA (x)*	197	3,808
American Realty Investors, Inc.*	110	1,884
Consolidated-Tomoka Land Co.	164	9,893
Cushman & Wakefield plc*	184	3,761
Forestar Group, Inc.*	406	8,465
FRP Holdings, Inc.*	230	11,456
Howard Hughes Corp. (The)*	864	109,555
Jones Lang LaSalle, Inc.	3,837	667,983
Kennedy-Wilson Holdings, Inc.	1,913	42,660
Marcus & Millichap, Inc.*	97	3,613
Newmark Group, Inc., Class A	516	6,943
Rafael Holdings, Inc., Class B*	340	6,066
RE/MAX Holdings, Inc., Class A	575	22,132
Realogy Holdings Corp. (x)	3,617	35,013
St Joe Co. (The)*	1,089	21,595
Stratus Properties, Inc.*	146	4,523
Tejon Ranch Co.*	628	10,035
Transcontinental Realty Investors, Inc. (x)*	51	2,034

		971,419

Total Real Estate		19,530,884

Utilities (6.3%)
Electric Utilities (2.4%)
ALLETE, Inc.	1,626	131,982
Alliant Energy Corp.	7,594	415,544
Edison International	8,425	635,329
El Paso Electric Co.	1,064	72,235
Eversource Energy	3,944	335,516
Genie Energy Ltd., Class B	290	2,242
Hawaiian Electric Industries, Inc.	3,383	158,527
IDACORP, Inc.	1,587	169,492
MGE Energy, Inc.	705	55,568
OGE Energy Corp.	6,310	280,606
Otter Tail Corp.	655	33,595
Pinnacle West Capital Corp.	9,999	899,210

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
PNM Resources, Inc.	2,507	$127,130
Portland General Electric Co.	2,826	157,663
Xcel Energy, Inc.	13,819	877,368

		4,352,007

Gas Utilities (2.2%)
Atmos Energy Corp.	7,264	812,551
National Fuel Gas Co.	2,592	120,632
New Jersey Resources Corp.	2,594	115,614
Northwest Natural Holding Co.	803	59,205
ONE Gas, Inc.	1,641	153,548
RGC Resources, Inc.	220	6,288
South Jersey Industries, Inc.	19,998	659,534
Southwest Gas Holdings, Inc.	1,514	115,019
Spire, Inc.	7,032	585,836
UGI Corp.	30,143	1,361,258

		3,989,485

Independent Power and Renewable Electricity Producers (0.5%)
Atlantic Power Corp.*	1,432	3,337
Clearway Energy, Inc., Class A	1,121	21,434
Clearway Energy, Inc., Class C	2,334	46,563
NRG Energy, Inc.	7,959	316,370
Ormat Technologies, Inc.	809	60,287
Pattern Energy Group, Inc., Class A	2,729	73,014
Sunnova Energy International, Inc.*	343	3,828
TerraForm Power, Inc., Class A	693	10,665
Vistra Energy Corp.	13,385	307,721

		843,219

Multi-Utilities (1.0%)
Ameren Corp.	5,626	432,077
Avista Corp.	2,071	99,594
Black Hills Corp.	1,926	151,268
MDU Resources Group, Inc.	6,315	187,619
NorthWestern Corp.	8,220	589,128
Unitil Corp.	470	29,055
WEC Energy Group, Inc.	2,831	261,103

		1,749,844

Water Utilities (0.2%)
Aqua America, Inc.	6,789	318,676
AquaVenture Holdings Ltd.*	327	8,868
Artesian Resources Corp., Class A	222	8,260
Cadiz, Inc. (x)*	441	4,860
California Water Service Group	94	4,847
Consolidated Water Co. Ltd.	382	6,226
Middlesex Water Co.	67	4,259
SJW Group	296	21,034
York Water Co. (The)	52	2,398

		379,428

Total Utilities		11,313,983

Total Common Stocks (96.5%) (Cost $144,027,717)		173,532,283

EXCHANGE TRADED FUND (ETF):
Equity (0.8%)
iShares Russell Mid-Cap Value ETF (x)	14,559	1,379,756

Total Exchange Traded Fund (0.8%) (Cost $1,281,580)		1,379,756

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)* (Cost $—)	138	19

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, IM Shares	558,441	558,608

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.2%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,056,523, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,077,553. (xx)	$1,056,424	1,056,424
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $300,028, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $306,000. (xx)	300,000	300,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $200,031, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $204,001. (xx)	200,000	200,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $500,155, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $510,000. (xx)	500,000	500,000

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $100,010, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $108,889. (xx)	$100,000	$100,000

Total Repurchase Agreements		2,156,424

Total Short-Term Investments (1.5%) (Cost $2,715,032)		2,715,032

Total Investments in Securities (98.8%) (Cost $148,024,329)		177,627,090
Other Assets Less Liabilities (1.2%)		2,083,557

Net Assets (100%)		$179,710,647

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $304,182 or 0.2% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $4,517,983. This was collateralized by $2,554,499 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 2/15/49 and by cash of $2,156,424 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
CVR	— Contingent Value Right
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	2,757	39,400	14,118	—	—	7,936	61,454	4,700	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	302	6,420	—	—	—	3,860	10,280	36	—

Total		45,820	14,118	—	—	11,796	71,734	4,736	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Micro E-Mini Russell 2000 Index	2	3/2020	USD	16,706	258
Russell 2000 E-Mini Index	1	3/2020	USD	83,530	(104)
S&P Midcap 400 E-Mini Index	2	3/2020	USD	412,960	6,413

					6,567

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	34,441	USD	38,462	Credit Suisse	3/31/2020	386
JPY	1,058,654	USD	9,788	Bank of America	3/31/2020	5
NOK	104,622	USD	11,891	Goldman Sachs	3/31/2020	28

Total unrealized appreciation						419

USD	463,460	CAD	609,539	Morgan Stanley	3/31/2020	(6,082)
USD	1,271,345	EUR	1,132,460	Credit Suisse	3/31/2020	(6,022)
USD	1,028,544	GBP	780,815	JPMorgan Chase Bank	3/31/2020	(8,240)
USD	262,834	JPY	28,593,209	Bank of America	3/31/2020	(1,654)
USD	407,133	NOK	3,669,519	Goldman Sachs	3/31/2020	(10,941)

Total unrealized depreciation						(32,939)

Net unrealized depreciation						(32,520)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$4,139,640	$—	$—	$4,139,640
Consumer Discretionary	18,083,948	410,924	—	18,494,872
Consumer Staples	8,332,181	944,675	—	9,276,856
Energy	7,577,560	—	—	7,577,560
Financials	41,437,164	—	—	41,437,164
Health Care	10,971,049	304,182	—	11,275,231
Industrials	27,086,177	1,020,330	—	28,106,507
Information Technology	12,532,588	—	—	12,532,588
Materials	9,396,703	450,295	—	9,846,998
Real Estate	19,530,884	—	—	19,530,884
Utilities	11,313,983	—	—	11,313,983
Exchange Traded Fund	1,379,756	—	—	1,379,756
Forward Currency Contracts	—	419	—	419
Futures	6,671	—	—	6,671
Rights
Health Care	—	—	19	19
Short-Term Investments
Investment Company	558,608	—	—	558,608
Repurchase Agreements	—	2,156,424	—	2,156,424

Total Assets	$172,346,912	$5,287,249	$19	$177,634,180

Liabilities:
Forward Currency Contracts	$—	$(32,939)	$—	$(32,939)
Futures	(104)	—	—	(104)

Total Liabilities	$(104)	$(32,939)	$—	$(33,043)

Total	$172,346,808	$5,254,310	$19	$177,601,137

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$419
Equity contracts	Receivables, Net assets – Unrealized appreciation	6,671	*

Total		$7,090

	Liability Derivatives
Foreign exchange contracts	Payables	$(32,939)
Equity contracts	Payables, Net assets – Unrealized depreciation	(104	)*

Total		$(33,043)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$59,250	$59,250
Equity contracts	170,827	—	170,827

Total	$170,827	$59,250	$230,077

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(32,520)	$(32,520)
Equity contracts	69,467	—	69,467

Total	$69,467	$(32,520)	$36,947

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $3,540,000 for nine months and futures contracts with an average notional balance of approximately $588,000 during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$5	$(5)	$—	$—
Credit Suisse	386	(386)	—	—
Goldman Sachs	28	(28)	—	—

Total	$419	$(419)	$—	$—

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$1,654	$(5)	$—	$1,649
Credit Suisse	6,022	(386)	—	5,636
Goldman Sachs	10,941	(28)	—	10,913
JPMorgan Chase Bank	8,240	—	—	8,240
Morgan Stanley	6,082	—	—	6,082

Total	$32,939	$(419)	$—	$32,520

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 14%)*	$80,031,173
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 12%)*	$89,011,143

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$43,605,073
Aggregate gross unrealized depreciation	(14,327,195)

Net unrealized appreciation	$29,277,878

Federal income tax cost of investments in securities and derivative instruments, if applicable	$148,323,259

For the year ended December 31, 2019, the Portfolio incurred approximately $1,727 as brokerage commissions with Sanford C.

Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $66,832)	$71,734
Unaffiliated Issuers (Cost $145,801,073)	175,398,932
Repurchase Agreements (Cost $2,156,424)	2,156,424
Cash	4,092,131
Cash held as collateral at broker for futures	19,100
Dividends, interest and other receivables	333,731
Receivable for securities sold	186,928
Receivable for Portfolio shares sold	13,793
Securities lending income receivable	4,787
Due from broker for futures variation margin	512
Unrealized appreciation on forward foreign currency contracts	419
Other assets	729

Total assets	182,279,220

LIABILITIES
Payable for return of collateral on securities loaned	2,156,424
Payable for securities purchased	101,328
Investment management fees payable	82,022
Payable for Portfolio shares redeemed	57,899
Unrealized depreciation on forward foreign currency contracts	32,939
Distribution fees payable – Class IB	19,233
Administrative fees payable	18,454
Trustees’ fees payable	3,553
Distribution fees payable – Class IA	2,092
Accrued expenses	94,629

Total liabilities	2,568,573

NET ASSETS	$179,710,647

Net assets were comprised of:
Paid in capital	$149,624,401
Total distributable earnings (loss)	30,086,246

Net assets	$179,710,647

Class IA
Net asset value, offering and redemption price per share, $10,020,658 / 654,080 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.32

Class IB
Net asset value, offering and redemption price per share, $91,979,744 / 6,155,402 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.94

Class K
Net asset value, offering and redemption price per share, $77,710,245 / 5,073,130 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.32

(x)	Includes value of securities on loan of $4,517,983.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($4,736 of dividend income received from affiliates) (net of $11,284 foreign withholding tax)	$3,402,419
Interest	80,429
Securities lending (net)	71,445

Total income	3,554,293

EXPENSES
Investment management fees	1,364,381
Distribution fees – Class IB	225,256
Administrative fees	210,085
Custodian fees	157,000
Professional fees	56,171
Printing and mailing expenses	31,201
Distribution fees – Class IA	23,530
Trustees’ fees	5,518
Miscellaneous	2,385

Gross expenses	2,075,527
Less: Waiver from investment manager	(376,498)

Net expenses	1,699,029

NET INVESTMENT INCOME (LOSS)	1,855,264

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	13,277,727
Futures contracts	170,827
Forward foreign currency contracts	59,250
Foreign currency transactions	(2,500)

Net realized gain (loss)	13,505,304

Change in unrealized appreciation (depreciation) on:
Investments in securities ($11,796 of change in unrealized appreciation (depreciation) from affiliates)	22,061,459
Futures contracts	69,467
Forward foreign currency contracts	(32,520)
Foreign currency translations	78

Net change in unrealized appreciation (depreciation)	22,098,484

NET REALIZED AND UNREALIZED GAIN (LOSS)	35,603,788

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,459,052

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,855,264	$1,217,634
Net realized gain (loss)	13,505,304	15,136,392
Net change in unrealized appreciation (depreciation)	22,098,484	(38,549,196)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,459,052	(22,195,170)

Distributions to shareholders:
Class IA	(844,193)	(836,118)
Class IB	(7,949,379)	(8,517,872)
Class K	(6,701,943)	(6,378,517)

Total distributions to shareholders	(15,495,515)	(15,732,507)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 21,845 and 14,504 shares, respectively ]	331,599	241,397
Capital shares issued in reinvestment of dividends and distributions [ 56,100 and 59,118 shares, respectively ]	844,193	836,118
Capital shares repurchased [ (49,018) and (45,703) shares, respectively ]	(753,187)	(777,036)

Total Class IA transactions	422,605	300,479

Class IB
Capital shares sold [ 262,751 and 596,185 shares, respectively ]	3,880,749	10,131,028
Capital shares issued in reinvestment of dividends and distributions [ 541,567 and 616,147 shares, respectively ]	7,949,379	8,517,872
Capital shares repurchased [ (963,571) and (1,169,097) shares, respectively ]	(14,379,934)	(19,473,648)

Total Class IB transactions	(2,549,806)	(824,748)

Class K
Capital shares sold [ 414,124 and 356,863 shares, respectively ]	6,436,965	5,874,149
Capital shares issued in reinvestment of dividends and distributions [ 445,487 and 451,201 shares, respectively ]	6,701,943	6,378,517
Capital shares repurchased [ (430,988) and (711,223) shares, respectively ]	(6,616,865)	(11,969,351)

Total Class K transactions	6,522,043	283,315

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,394,842	(240,954)

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,358,379	(38,168,631)
NET ASSETS:
Beginning of year	153,352,268	191,520,899

End of year	$179,710,647	$153,352,268

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019		2018	2017	2016	2015
Net asset value, beginning of year	$13.40		$16.97	$15.64	$13.26	$14.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15		0.10	0.09	0.08	0.07
Net realized and unrealized gain (loss)	3.18		(2.19)	1.37	2.45	(0.86)

Total from investment operations	3.33		(2.09)	1.46	2.53	(0.79)

Less distributions:
Dividends from net investment income	(0.20)		(0.11)	(0.13)	(0.15)	(0.10)
Distributions from net realized gains	(1.21)		(1.37)	—	—	—

Total dividends and distributions	(1.41)		(1.48)	(0.13)	(0.15)	(0.10)

Net asset value, end of year	$15.32		$13.40	$16.97	$15.64	$13.26

Total return	25.00%		(12.78)%	9.32%	19.08%	(5.57	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,021		$8,380	$10,133	$12,713	$11,590
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%		1.10%	1.10%	1.13%	1.15%
Before waivers and reimbursements (f)	1.32%		1.31%	1.30%	1.30%	1.29%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.98%		0.58%	0.53%	0.57%	0.52%
Before waivers and reimbursements (f)	0.76%		0.37%	0.33%	0.40%	0.38%
Portfolio turnover rate^	48	%(h)	34%	28%	42%	34%

	Year Ended December 31,
Class IB	2019		2018	2017	2016	2015
Net asset value, beginning of year	$13.10		$16.62	$15.33	$13.00	$13.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15		0.10	0.08	0.08	0.07
Net realized and unrealized gain (loss)	3.10		(2.14)	1.34	2.40	(0.84)

Total from investment operations	3.25		(2.04)	1.42	2.48	(0.77)

Less distributions:
Dividends from net investment income	(0.20)		(0.11)	(0.13)	(0.15)	(0.10)
Distributions from net realized gains	(1.21)		(1.37)	—	—	—

Total dividends and distributions	(1.41)		(1.48)	(0.13)	(0.15)	(0.10)

Net asset value, end of year	$14.94		$13.10	$16.62	$15.33	$13.00

Total return	24.96%		(12.75)%	9.25%	19.06%	(5.55	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$91,980		$82,737	$104,235	$117,604	$103,513
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%		1.10%	1.10%	1.13%	1.15%
Before waivers and reimbursements (f)	1.32%		1.31%	1.30%	1.30%	1.29%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.98%		0.58%	0.54%	0.57%	0.52%
Before waivers and reimbursements (f)	0.76%		0.37%	0.33%	0.40%	0.37%
Portfolio turnover rate^	48	%(h)	34%	28%	42%	34%

See Notes to Financial Statements.

1697

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019		2018	2017	2016	2015
Net asset value, beginning of year	$13.40		$16.97	$15.64	$13.26	$14.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19		0.14	0.13	0.12	0.11
Net realized and unrealized gain (loss)	3.17		(2.19)	1.37	2.45	(0.87)

Total from investment operations	3.36		(2.05)	1.50	2.57	(0.76)

Less distributions:
Dividends from net investment income	(0.23)		(0.15)	(0.17)	(0.19)	(0.13)
Distributions from net realized gains	(1.21)		(1.37)	—	—	—

Total dividends and distributions	(1.44)		(1.52)	(0.17)	(0.19)	(0.13)

Net asset value, end of year	$15.32		$13.40	$16.97	$15.64	$13.26

Total return	25.30%		(12.55)%	9.58%	19.39%	(5.33	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$77,710		$62,236	$77,153	$81,322	$66,237
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%		0.85%	0.85%	0.88%	0.90%
Before waivers and reimbursements (f)	1.07%		1.06%	1.05%	1.05%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.24%		0.83%	0.78%	0.82%	0.75%
Before waivers and reimbursements (f)	1.02%		0.62%	0.58%	0.66%	0.61%
Portfolio turnover rate^	48	%(h)	34%	28%	42%	34%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 25%.

(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (5.71)% for Class IA, (5.70)% for Class IB and (5.47)% for Class K.

See Notes to Financial Statements.

1698

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	Allianz Global Investors U.S. LLC

➢	Wellington Management Company LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	37.84%	17.84%	16.15%
Portfolio – Class IB Shares	37.88	17.83	16.09
Portfolio – Class K Shares*	38.19	18.13	18.61
S&P North American Technology Sector Index	42.68	20.34	17.55
Russell 1000® Index	31.43	11.48	13.54

* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 37.88% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the S&P North American Technology Sector Index and the Russell 1000® Index, which returned 42.68% and 31.43%, respectively.

Portfolio Hihghlights

What helped performance during the year:

•	The top contributor to relative performance included an overweight in high-growth software company Paycom Software.

•	An underweight to internet & direct marketing retail and communications equipment aided relative performance.

•	Positive stock selection within the electronic equipment, instruments & components sub-industry contributed to relative performance.

•	An overweight position to Advanced Micro Devices, a provider of high-performance computing, graphics, and visualization technology, added to relative performance.

•	Underweight positions in Amazon.com, Inc. and Cisco Systems aided relative performance as well.

What hurt performance during the year:

•	An underweight to the technology hardware, storage & peripherals industry, along with security selection within the sub-industry, detracted most from relative performance

•

Additionally, an underweight to Apple, a leader in mobile devices and digital content distribution, was a large relative detractor for the period, along with underweights relative to the benchmark in Microsoft Corp. and Facebook, Inc.

•	Overweight positions in Nutanix, Twilio, NetApp, DXC Technology and Snap also detracted from relative performance.

•

At a sub-industry level, an underweight to semiconductor & semiconductor equipment and an overweight to electronic equipment, instruments & components also detracted from performance. Entertainment stock selection had a negative relative effect.

1699

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	59.8%
Exchange Traded Funds	20.3
Communication Services	11.4
Consumer Discretionary	5.3
Repurchase Agreements	4.9
Investment Company	1.1
Industrials	0.6
Health Care	0.3
Real Estate	0.0 #
Cash and Other	(3.7)

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,094.80	$6.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.10
Class IB
Actual	1,000.00	1,095.10	6.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.10
Class K
Actual	1,000.00	1,096.10	5.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.83

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.20%, 1.20% and 0.95%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1700

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (11.4%)
Entertainment (1.7%)
Activision Blizzard, Inc.	111,735	$6,639,294
Electronic Arts, Inc.*	48,427	5,206,387
Netflix, Inc.*	4,330	1,401,058
Nexon Co. Ltd.*	91,500	1,221,067
Roku, Inc.*	5,825	779,967
Take-Two Interactive Software, Inc.*	47,110	5,767,677
Zynga, Inc., Class A*	119,273	729,951

		21,745,401

Interactive Media & Services (9.7%)
Alphabet, Inc., Class A*	21,762	29,147,805
Alphabet, Inc., Class C*	25,665	34,314,618
Cargurus, Inc.*	3,180	111,872
Cars.com, Inc.*	2,980	36,416
Facebook, Inc., Class A*	245,923	50,475,696
IAC/InterActiveCorp*	3,270	814,590
Match Group, Inc. (x)*	2,440	200,348
Pinterest, Inc., Class A*	3,800	70,832
Snap, Inc., Class A*	120,085	1,960,988
Tencent Holdings Ltd.	46,126	2,223,339
TripAdvisor, Inc.	4,726	143,576
Twitter, Inc.*	35,234	1,129,250
Yandex NV, Class A*	61,085	2,656,587
Yelp, Inc.*	2,803	97,628
Zillow Group, Inc., Class A*	1,527	69,845
Zillow Group, Inc., Class C (x)*	5,699	261,812

		123,715,202

Total Communication Services		145,460,603

Consumer Discretionary (5.3%)
Automobiles (0.2%)
Tesla, Inc.*	4,745	1,984,976

Internet & Direct Marketing Retail (5.1%)
Alibaba Group Holding Ltd. (ADR)*	24,580	5,213,418
Amazon.com, Inc.*	27,535	50,880,274
Booking Holdings, Inc.*	2,220	4,559,281
eBay, Inc.	34,630	1,250,489
Etsy, Inc.*	5,299	234,746
Expedia Group, Inc.	6,282	679,335
Groupon, Inc.*	20,185	48,242
Grubhub, Inc. (x)*	7,352	357,601
JD.com, Inc. (ADR)*	13,785	485,646
MercadoLibre, Inc.*	1,505	860,770
Qurate Retail, Inc., Class A*	17,500	147,525
Shutterstock, Inc.*	838	35,933
Stamps.com, Inc.*	700	58,464
Trip.com Group Ltd. (ADR)*	19,501	654,064
Wayfair, Inc., Class A (x)*	2,914	263,338

		65,729,126

Total Consumer Discretionary		67,714,102

Health Care (0.3%)
Health Care Technology (0.3%)
Veeva Systems, Inc., Class A*	25,915	3,645,204

Total Health Care		3,645,204

Industrials (0.6%)
Aerospace & Defense (0.1%)
L3Harris Technologies, Inc.	8,673	1,716,127

Electrical Equipment (0.1%)
Bloom Energy Corp., Class A (x)*	93,235	696,465

Professional Services (0.2%)
Equifax, Inc.	12,870	1,803,344
TransUnion	14,495	1,240,917

		3,044,261

Road & Rail (0.2%)
Lyft, Inc., Class A*	12,410	533,878
Uber Technologies, Inc.*	54,062	1,607,804

		2,141,682

Total Industrials		7,598,535

Information Technology (59.8%)
Communications Equipment (1.5%)
Acacia Communications, Inc.*	1,681	113,989
Arista Networks, Inc.*	2,467	501,788
Ciena Corp.*	6,970	297,549
Cisco Systems, Inc.	192,520	9,233,259
CommScope Holding Co., Inc.*	8,729	123,865
Comtech Telecommunications Corp.	1,060	37,619
EchoStar Corp., Class A*	2,050	88,785
Extreme Networks, Inc.*	5,420	39,945
F5 Networks, Inc.*	2,720	379,848
Harmonic, Inc.*	4,100	31,980
Infinera Corp.*	7,050	55,977
Inseego Corp. (x)*	2,300	16,859
InterDigital, Inc.	1,400	76,286
Juniper Networks, Inc.	15,180	373,883
Lumentum Holdings, Inc.*	37,085	2,940,841
Motorola Solutions, Inc.	7,749	1,248,674
NETGEAR, Inc.*	1,280	31,373
NetScout Systems, Inc.*	2,980	71,729
Plantronics, Inc.	1,440	39,370
Telefonaktiebolaget LM Ericsson, Class B	66,008	574,782
Telefonaktiebolaget LM Ericsson (ADR)	193,395	1,698,008
Ubiquiti, Inc. (x)	573	108,286
ViaSat, Inc.*	2,580	188,843
Viavi Solutions, Inc.*	43,480	652,200

		18,925,738

Electronic Equipment, Instruments & Components (1.4%)
Amphenol Corp., Class A	13,394	1,449,633
Anixter International, Inc.*	1,340	123,414
Arrow Electronics, Inc.*	3,620	306,759
Avnet, Inc.	4,540	192,678
AVX Corp.	2,130	43,601
Badger Meter, Inc.	1,300	84,409

See Notes to Financial Statements.

1701

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Belden, Inc.	1,730	$95,150
Benchmark Electronics, Inc.	1,670	57,381
CDW Corp.	18,121	2,588,404
Celestica, Inc.*	4,949	40,928
Cognex Corp.	24,760	1,387,550
Coherent, Inc.*	1,090	181,321
Corning, Inc.	34,880	1,015,357
Dolby Laboratories, Inc., Class A	2,893	199,038
Fabrinet*	1,650	106,986
Fitbit, Inc., Class A*	10,407	68,374
Flex Ltd.*	283,482	3,577,543
FLIR Systems, Inc.	6,088	317,002
II-VI, Inc.*	3,878	130,572
Insight Enterprises, Inc.*	1,610	113,167
IPG Photonics Corp.*	1,590	230,423
Itron, Inc.*	1,560	130,962
Jabil, Inc.	6,270	259,139
KEMET Corp.	2,600	70,330
Keysight Technologies, Inc.*	8,461	868,352
Knowles Corp.*	3,854	81,512
Littelfuse, Inc.	1,120	214,256
Methode Electronics, Inc.	1,660	65,321
National Instruments Corp.	5,340	226,096
Novanta, Inc.*	1,560	137,966
OSI Systems, Inc.*	740	74,548
Plexus Corp.*	1,310	100,791
Rogers Corp.*	830	103,526
Sanmina Corp.*	3,123	106,932
SYNNEX Corp.	1,843	237,378
TE Connectivity Ltd.	15,136	1,450,634
Tech Data Corp.*	1,590	228,324
Trimble, Inc.*	11,220	467,762
TTM Technologies, Inc.*	4,410	66,371
Vishay Intertechnology, Inc.	5,940	126,463
Zebra Technologies Corp., Class A*	2,430	620,719

		17,947,072

IT Services (15.8%)
Accenture plc, Class A	28,818	6,068,206
Adyen NV (m)*	1,185	971,656
Akamai Technologies, Inc.*	54,195	4,681,364
Alliance Data Systems Corp.	1,865	209,253
Automatic Data Processing, Inc.	19,650	3,350,325
Black Knight, Inc.*	6,761	435,949
Booz Allen Hamilton Holding Corp.	6,290	447,408
Broadridge Financial Solutions, Inc.	5,200	642,408
CACI International, Inc., Class A*	1,120	279,989
Cardtronics plc, Class A*	1,620	72,333
CGI, Inc.*	10,830	906,579
Cognizant Technology Solutions Corp., Class A	24,770	1,536,235
Conduent, Inc.*	7,471	46,320
CoreLogic, Inc.*	3,590	156,919
CSG Systems International, Inc.	1,490	77,152
DXC Technology Co.	133,160	5,005,484
EPAM Systems, Inc.*	12,034	2,553,133
Euronet Worldwide, Inc.*	2,450	386,022
EVERTEC, Inc.	2,693	91,670
ExlService Holdings, Inc.*	1,520	105,579
Fidelity National Information Services, Inc.	62,397	8,678,799
Fiserv, Inc.*	79,787	9,225,771
FleetCor Technologies, Inc.*	17,541	5,046,897
Gartner, Inc.*	4,050	624,105
Genpact Ltd.	78,494	3,310,092
Global Payments, Inc.	104,933	19,156,568
GoDaddy, Inc., Class A*	16,359	1,111,103
International Business Machines Corp.	40,232	5,392,697
Jack Henry & Associates, Inc.	3,480	506,932
KBR, Inc.	6,360	193,980
Leidos Holdings, Inc.	5,985	585,872
LiveRamp Holdings, Inc.*	3,030	145,652
ManTech International Corp., Class A	1,180	94,258
Mastercard, Inc., Class A	92,460	27,607,631
MAXIMUS, Inc.	2,900	215,731
MongoDB, Inc. (x)*	73,095	9,620,033
NIC, Inc.	3,040	67,944
Okta, Inc.*	136,010	15,691,474
Paychex, Inc.	14,460	1,229,968
PayPal Holdings, Inc.*	129,594	14,018,183
Perspecta, Inc.	6,197	163,849
Sabre Corp.	12,405	278,368
Science Applications International Corp.	2,212	192,488
Shopify, Inc., Class A*	4,720	1,876,578
Square, Inc., Class A*	65,355	4,088,609
Switch, Inc., Class A	2,500	37,050
Sykes Enterprises, Inc.*	1,730	63,993
TTEC Holdings, Inc.	780	30,904
Twilio, Inc., Class A*	142,720	14,026,522
VeriSign, Inc.*	10,278	1,980,365
Verra Mobility Corp.*	5,910	82,681
Virtusa Corp.*	1,350	61,195
Visa, Inc., Class A	132,166	24,833,991
Western Union Co. (The)	19,020	509,356
WEX, Inc.*	18,969	3,973,247

		202,746,870

Semiconductors & Semiconductor Equipment (14.2%)
Advanced Energy Industries, Inc.*	1,720	122,464
Advanced Micro Devices, Inc.*	500,168	22,937,705
Ambarella, Inc.*	1,400	84,784
Amkor Technology, Inc.*	4,750	61,750
Analog Devices, Inc.	21,890	2,601,408
Applied Materials, Inc.	106,615	6,507,780
ASML Holding NV (Registered) (NYRS)	3,235	957,366
Broadcom, Inc.	27,695	8,752,174
Brooks Automation, Inc.	3,230	135,531
Cabot Microelectronics Corp.	1,290	186,173
Cirrus Logic, Inc.*	2,620	215,914
Cree, Inc.*	32,815	1,514,412
Cypress Semiconductor Corp.	16,735	390,428

See Notes to Financial Statements.

1702

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Diodes, Inc.*	1,860	$104,848
Enphase Energy, Inc. (x)*	3,600	94,068
Entegris, Inc.	6,090	305,048
First Solar, Inc.*	3,410	190,824
FormFactor, Inc.*	58,700	1,524,439
Infineon Technologies AG	44,169	1,006,246
Inphi Corp.*	2,019	149,446
Intel Corp.	197,440	11,816,784
KLA Corp.	76,618	13,651,029
Kulicke & Soffa Industries, Inc.	2,830	76,976
Lam Research Corp.	33,106	9,680,194
Lattice Semiconductor Corp.*	100,266	1,919,091
MACOM Technology Solutions Holdings, Inc.*	2,029	53,971
Marvell Technology Group Ltd.	215,149	5,714,358
Maxim Integrated Products, Inc.	12,220	751,652
MaxLinear, Inc.*	2,910	61,750
Microchip Technology, Inc. (x)	10,827	1,133,803
Micron Technology, Inc.*	267,690	14,396,368
MKS Instruments, Inc.	2,440	268,424
Monolithic Power Systems, Inc.	1,820	323,996
NVIDIA Corp.	73,520	17,299,256
NXP Semiconductors NV	37,200	4,734,072
ON Semiconductor Corp.*	18,581	453,005
Onto Innovation, Inc.*	2,200	80,388
Power Integrations, Inc.	1,320	130,561
Qorvo, Inc.*	5,301	616,135
QUALCOMM, Inc.	130,366	11,502,192
Rambus, Inc.*	5,000	68,875
Renesas Electronics Corp.*	506,300	3,494,777
Semtech Corp.*	2,970	157,113
Silicon Laboratories, Inc.*	1,960	227,321
SK Hynix, Inc.	20,773	1,690,293
Skyworks Solutions, Inc.	7,740	935,611
SolarEdge Technologies, Inc.*	2,160	205,394
STMicroelectronics NV	39,055	1,050,078
STMicroelectronics NV (NYRS), Class Y (x)	176,095	4,738,717
SunPower Corp. (x)*	3,914	30,529
Synaptics, Inc.*	1,470	96,682
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	186,725	10,848,723
Teradyne, Inc.	90,820	6,193,016
Texas Instruments, Inc.	42,480	5,449,759
Tokyo Electron Ltd.	8,500	1,871,635
Universal Display Corp.	1,900	391,533
Xilinx, Inc.	11,360	1,110,667

		181,067,536

Software (20.6%)
2U, Inc.*	2,874	68,947
8x8, Inc.*	4,550	83,265
ACI Worldwide, Inc.*	5,230	198,139
Adobe, Inc.*	31,931	10,531,163
Alarm.com Holdings, Inc.*	1,640	70,471
Altair Engineering, Inc., Class A*	1,740	62,483
Alteryx, Inc., Class A (x)*	134,050	13,414,383
Anaplan, Inc.*	3,870	202,788
ANSYS, Inc.*	3,890	1,001,325
Appfolio, Inc., Class A*	660	72,567
Appian Corp. (x)*	1,500	57,315
Aspen Technology, Inc.*	3,094	374,157
Atlassian Corp. plc, Class A*	88,195	10,613,386
Autodesk, Inc.*	21,120	3,874,675
Avalara, Inc.*	2,970	217,552
Avaya Holdings Corp.*	5,020	67,770
AVEVA Group plc	20,426	1,259,740
Benefitfocus, Inc.*	1,330	29,180
Blackbaud, Inc.	2,230	177,508
BlackBerry Ltd.*	22,313	143,249
Blackline, Inc.*	1,920	98,995
Bottomline Technologies DE, Inc.*	1,710	91,656
Box, Inc., Class A*	6,770	113,601
Cadence Design Systems, Inc.*	12,730	882,953
CDK Global, Inc.	5,503	300,904
Ceridian HCM Holding, Inc.*	4,570	310,212
Cision Ltd.*	4,100	40,877
Citrix Systems, Inc.	5,540	614,386
Cloudera, Inc. (x)*	11,158	129,768
CommVault Systems, Inc.*	1,860	83,030
Cornerstone OnDemand, Inc.*	2,392	140,052
Coupa Software, Inc.*	10,085	1,474,931
Crowdstrike Holdings, Inc., Class A (x)*	13,415	669,006
Datadog, Inc., Class A*	840	31,735
Descartes Systems Group, Inc. (The)*	3,820	163,190
DocuSign, Inc.*	12,205	904,513
Dropbox, Inc., Class A*	9,773	175,034
Dynatrace, Inc.*	8,080	204,424
Ebix, Inc. (x)	1,000	33,410
Elastic NV*	1,470	94,521
Envestnet, Inc.*	2,370	165,023
Everbridge, Inc.*	1,520	118,682
Fair Isaac Corp.*	1,320	494,578
FireEye, Inc.*	9,760	161,333
Five9, Inc.*	2,760	181,001
ForeScout Technologies, Inc.*	1,630	53,464
Fortinet, Inc.*	85,020	9,076,735
Guidewire Software, Inc.*	26,725	2,933,603
HubSpot, Inc.*	5,057	801,534
Instructure, Inc.*	1,510	72,797
Intuit, Inc.	11,830	3,098,632
j2 Global, Inc.	2,082	195,104
LivePerson, Inc.*	2,790	103,230
LogMeIn, Inc.	2,220	190,343
Manhattan Associates, Inc.*	2,900	231,275
Microsoft Corp.	549,322	86,628,079
MicroStrategy, Inc., Class A*	370	52,773
New Relic, Inc.*	2,265	148,833
NortonLifeLock, Inc.	26,010	663,775
Nuance Communications, Inc.*	12,830	228,759
Nutanix, Inc., Class A*	6,620	206,941
Open Text Corp.	12,246	539,681
Oracle Corp.	98,302	5,208,040
Palo Alto Networks, Inc.*	6,526	1,509,138
Paycom Software, Inc.*	94,693	25,070,919
Paylocity Holding Corp.*	1,628	196,695

See Notes to Financial Statements.

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MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Pegasystems, Inc.	1,730	$137,794
Pluralsight, Inc., Class A*	3,740	64,365
Progress Software Corp.	2,004	83,266
Proofpoint, Inc.*	29,914	3,433,529
PROS Holdings, Inc.*	1,740	104,261
PTC, Inc.*	4,692	351,384
Q2 Holdings, Inc.*	1,990	161,349
Qualys, Inc.*	1,510	125,889
Rapid7, Inc.*	17,275	967,746
RealPage, Inc.*	3,600	193,500
RingCentral, Inc., Class A*	99,155	16,724,474
SailPoint Technologies Holding, Inc.*	3,810	89,916
salesforce.com, Inc.*	92,327	15,016,063
ServiceNow, Inc.*	24,133	6,813,229
Slack Technologies, Inc., Class A (x)*	43,533	978,622
Smartsheet, Inc., Class A*	25,078	1,126,504
SolarWinds Corp.*	2,900	53,795
Splunk, Inc.*	55,261	8,276,440
SPS Commerce, Inc.*	1,570	87,009
SS&C Technologies Holdings, Inc.	9,960	611,544
SVMK, Inc.*	67,356	1,203,652
Synopsys, Inc.*	6,830	950,736
Temenos AG (Registered)*	6,215	983,817
Tenable Holdings, Inc.*	1,900	45,524
Teradata Corp.*	5,025	134,519
TiVo Corp.	5,749	48,752
Trade Desk, Inc. (The), Class A*	1,820	472,800
Tyler Technologies, Inc.*	1,770	531,035
Varonis Systems, Inc.*	1,350	104,909
Verint Systems, Inc.*	3,019	167,132
VMware, Inc., Class A*	3,650	554,034
Workday, Inc., Class A*	41,525	6,828,786
Workiva, Inc.*	1,710	71,906
Yext, Inc. (x)*	4,240	61,141
Zendesk, Inc.*	19,611	1,502,791
Zoom Video Communications, Inc., Class A (x)*	1,140	77,566
Zscaler, Inc. (x)*	140,840	6,549,060
Zuora, Inc., Class A*	3,100	44,423

		263,141,490

Technology Hardware, Storage & Peripherals (6.3%)
3D Systems Corp. (x)*	5,310	46,463
Apple, Inc.	181,478	53,291,015
Dell Technologies, Inc., Class C*	6,986	359,011
Hewlett Packard Enterprise Co.	58,732	931,490
HP, Inc.	67,177	1,380,487
NCR Corp.*	5,720	201,115
NetApp, Inc.	81,128	5,050,218
Pure Storage, Inc., Class A*	432,383	7,398,073
Samsung Electronics Co. Ltd.	158,950	7,669,514
Seagate Technology plc	10,445	621,477
Western Digital Corp.	56,701	3,598,812
Xerox Holdings Corp.	8,363	308,344

		80,856,019

Total Information Technology		764,684,725

Real Estate (0.0%)
Equity Real Estate Investment Trusts (REITs) (0.0%)
Equinix, Inc. (REIT)	1,185	691,685

Total Real Estate		691,685

Total Common Stocks (77.4%) (Cost $478,856,441)		989,794,854

EXCHANGE TRADED FUNDS (ETF):
Equity (20.3%)
iShares Expanded Tech Sector ETF (x)	358,950	86,919,742
Technology Select Sector SPDR Fund	934,400	85,656,448
Vanguard Information Technology ETF (x)	355,900	87,142,115

Total Exchange Traded Funds (20.3%) (Cost $58,839,586)		259,718,305

SHORT-TERM INVESTMENTS:
Investment Company (1.1%)
JPMorgan Prime Money Market Fund, IM Shares	13,350,224	13,354,229

	Principal Amount	Value (Note 1)
Repurchase Agreements (4.9%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,400,491, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,428,367. (xx)	$1,400,359	1,400,359
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $98,063, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $100,015. (xx)	98,054	98,054
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $75,984, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $77,492. (xx)	75,972	75,972

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 1.74%, dated 12/31/19, due 1/7/20, repurchase price $20,006,767, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.000%-3.875%, maturing 1/21/20-5/15/48; total market value $21,703,166. (xx)	$20,000,000	$20,000,000
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $1,500,455, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $1,530,000. (xx)	1,500,000	1,500,000
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $4,001,213, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/49; total market value $4,080,000. (xx)	4,000,000	4,000,000
Societe Generale SA, 1.72%, dated 12/31/19, due 1/7/20, repurchase price $25,008,361, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $27,609,328. (xx)	25,000,000	25,000,000
Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $11,001,033, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625%-5.375%, maturing 6/15/20-11/15/49; total market value $12,148,104. (xx)	11,000,000	11,000,000

Total Repurchase Agreements		63,074,385

Total Short-Term Investments (6.0%) (Cost $76,429,114)		76,428,614

Total Investments in Securities (103.7%) (Cost $614,125,141)		1,325,941,773
Other Assets Less Liabilities (-3.7%)		(47,398,306)

Net Assets (100%)		$1,278,543,467

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $971,656 or 0.1% of net assets.

(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $82,283,129. This was collateralized by $21,430,366 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 2/15/49 and by cash of $63,074,385 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

See Notes to Financial Statements.

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MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$142,016,197	$3,444,406	$—	$145,460,603
Consumer Discretionary	67,714,102	—	—	67,714,102
Health Care	3,645,204	—	—	3,645,204
Industrials	7,598,535	—	—	7,598,535
Information Technology	744,112,187	20,572,538	—	764,684,725
Real Estate	691,685	—	—	691,685
Exchange Traded Funds	259,718,305	—	—	259,718,305
Short-Term Investments
Investment Company	13,354,229	—	—	13,354,229
Repurchase Agreements	—	63,074,385	—	63,074,385

Total Assets	$1,238,850,444	$87,091,329	$—	$1,325,941,773

Total Liabilities	$—	$—	$—	$—

Total	$1,238,850,444	$87,091,329	$—	$1,325,941,773

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$728	$728

Total	$728	$728

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $59,000 for seventeen days during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$603,565,420
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$703,009,310

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$706,614,898
Aggregate gross unrealized depreciation	(6,969,347)

Net unrealized appreciation	$699,645,551

Federal income tax cost of investments in securities and derivative instruments, if applicable	$626,296,222

For the year ended December 31, 2019, the Portfolio incurred approximately $390 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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MULTIMANAGER TECHNOLOGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $551,050,756)	$1,262,867,388
Repurchase Agreements (Cost $63,074,385)	63,074,385
Cash	13,892,487
Foreign cash (Cost $814,129)	805,604
Receivable for Portfolio shares sold	2,495,617
Receivable for securities sold	397,576
Dividends, interest and other receivables	235,861
Securities lending income receivable	108,372
Other assets	5,246

Total assets	1,343,882,536

LIABILITIES
Payable for return of collateral on securities loaned	63,074,385
Investment management fees payable	839,662
Payable for Portfolio shares redeemed	704,486
Distribution fees payable – Class IB	254,856
Payable for securities purchased	199,127
Administrative fees payable	130,329
Trustees’ fees payable	7,390
Distribution fees payable – Class IA	5,941
Accrued expenses	122,893

Total liabilities	65,339,069

NET ASSETS	$1,278,543,467

Net assets were comprised of:
Paid in capital	$560,460,403
Total distributable earnings (loss)	718,083,064

Net assets	$1,278,543,467

Class IA
Net asset value, offering and redemption price per share, $28,566,994 / 925,650 shares outstanding (unlimited amount authorized: $0.01 par value)	$30.86

Class IB
Net asset value, offering and redemption price per share, $1,228,141,358 / 41,453,945 shares outstanding (unlimited amount authorized: $0.01 par value)	$29.63

Class K
Net asset value, offering and redemption price per share, $21,835,115 / 691,991 shares outstanding (unlimited amount authorized: $0.01 par value)	$31.55

(x)	Includes value of securities on loan of $82,283,129.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $28,031 foreign withholding tax)	$9,098,103
Interest	249,542
Securities lending (net)	1,150,130

Total income	10,497,775

EXPENSES
Investment management fees	11,211,269
Distribution fees – Class IB	2,869,612
Administrative fees	1,470,127
Custodian fees	128,000
Printing and mailing expenses	92,409
Professional fees	91,239
Distribution fees – Class IA	66,433
Trustees’ fees	38,059
Miscellaneous	32,617

Gross expenses	15,999,765
Less: Voluntary waiver from investment manager	(12,091)
Waiver from investment manager	(1,715,717)

Net expenses	14,271,957

NET INVESTMENT INCOME (LOSS)	(3,774,182)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	113,168,075
Forward foreign currency contracts	728
Foreign currency transactions	(54,488)

Net realized gain (loss)	113,114,315

Change in unrealized appreciation (depreciation) on:
Investments in securities	261,242,291
Foreign currency translations	19,310

Net change in unrealized appreciation (depreciation)	261,261,601

NET REALIZED AND UNREALIZED GAIN (LOSS)	374,375,916

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$370,601,734

See Notes to Financial Statements.

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MULTIMANAGER TECHNOLOGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(3,774,182)	$(4,226,747)
Net realized gain (loss)	113,114,315	122,952,539
Net change in unrealized appreciation (depreciation)	261,261,601	(88,380,721)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	370,601,734	30,345,071

Distributions to shareholders:
Class IA	(2,406,769)	(2,782,875)
Class IB	(107,162,738)	(120,256,528)
Class K	(1,673,566)	(1,921,803)

Total distributions to shareholders	(111,243,073)	(124,961,206)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 75,674 and 152,288 shares, respectively ]	2,238,339	4,548,148
Capital shares issued in reinvestment of dividends and distributions [ 79,705 and 103,169 shares, respectively ]	2,406,769	2,782,875
Capital shares repurchased [ (179,862) and (128,843) shares, respectively ]	(5,109,849)	(3,737,145)

Total Class IA transactions	(464,741)	3,593,878

Class IB
Capital shares sold [ 2,920,542 and 4,369,654 shares, respectively ]	83,691,838	126,852,584
Capital shares issued in reinvestment of dividends and distributions [ 3,694,739 and 4,622,710 shares, respectively ]	107,162,738	120,256,528
Capital shares repurchased [ (6,510,608) and (6,982,430) shares, respectively ]	(187,077,330)	(201,279,230)

Total Class IB transactions	3,777,246	45,829,882

Class K
Capital shares sold [ 826,443 and 915,864 shares, respectively ]	25,337,213	27,966,871
Capital shares issued in reinvestment of dividends and distributions [ 54,207 and 70,053 shares, respectively ]	1,673,566	1,921,803
Capital shares repurchased [ (804,786) and (836,627) shares, respectively ]	(24,783,319)	(25,496,049)

Total Class K transactions	2,227,460	4,392,625

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	5,539,965	53,816,385

TOTAL INCREASE (DECREASE) IN NET ASSETS	264,898,626	(40,799,750)
NET ASSETS:
Beginning of year	1,013,644,841	1,054,444,591

End of year	$1,278,543,467	$1,013,644,841

See Notes to Financial Statements.

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MULTIMANAGER TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$24.48	$26.79	$20.83	$20.09	$20.35

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.10)	(0.11)	(0.07)	— #	(0.05)
Net realized and unrealized gain (loss)	9.26	0.98	8.19	1.80	1.29

Total from investment operations	9.16	0.87	8.12	1.80	1.24

Less distributions:
Dividends from net investment income	— #	—	— #	— #	—
Distributions from net realized gains	(2.78)	(3.18)	(2.16)	(1.06)	(1.50)

Total dividends and distributions	(2.78)	(3.18)	(2.16)	(1.06)	(1.50)

Net asset value, end of year	$30.86	$24.48	$26.79	$20.83	$20.09

Total return	37.84%	2.34%	39.12%	8.96%	6.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$28,567	$23,255	$22,066	$17,010	$16,132
Ratio of expenses to average net assets:
After waivers (f)	1.20%	1.24%	1.25%	1.25%	1.28%
Before waivers (f)	1.34%	1.35%	1.36%	1.37%	1.35%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.32)%	(0.36)%	(0.26)%	0.02%	(0.23)%
Before waivers (f)	(0.46)%	(0.48)%	(0.36)%	(0.10)%	(0.30)%
Portfolio turnover rate^	52%	52%	51%	64%	67%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$23.58	$25.92	$20.21	$19.51	$19.81

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.09)	(0.11)	(0.06)	— #	(0.05)
Net realized and unrealized gain (loss)	8.92	0.95	7.93	1.76	1.25

Total from investment operations	8.83	0.84	7.87	1.76	1.20

Less distributions:
Dividends from net investment income	— #	—	— #	— #	—
Distributions from net realized gains	(2.78)	(3.18)	(2.16)	(1.06)	(1.50)

Total dividends and distributions	(2.78)	(3.18)	(2.16)	(1.06)	(1.50)

Net asset value, end of year	$29.63	$23.58	$25.92	$20.21	$19.51

Total return	37.88%	2.30%	39.09%	8.97%	6.26%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,228,141	$975,006	$1,019,644	$778,933	$786,566
Ratio of expenses to average net assets:
After waivers (f)	1.20%	1.24%	1.25%	1.25%	1.28%
Before waivers (f)	1.34%	1.35%	1.36%	1.37%	1.35%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.32)%	(0.37)%	(0.25)%	0.02%	(0.23)%
Before waivers (f)	(0.46)%	(0.48)%	(0.36)%	(0.10)%	(0.30)%
Portfolio turnover rate^	52%	52%	51%	64%	67%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$24.97	$27.28	$21.13	$20.36	$20.55

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	(0.04)	— #	0.06	— #
Net realized and unrealized gain (loss)	9.46	0.99	8.31	1.83	1.31

Total from investment operations	9.44	0.95	8.31	1.89	1.31

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	— #	(0.06)	—
Distributions from net realized gains	(2.78)	(3.18)	(2.16)	(1.06)	(1.50)

Total dividends and distributions	(2.86)	(3.26)	(2.16)	(1.12)	(1.50)

Net asset value, end of year	$31.55	$24.97	$27.28	$21.13	$20.36

Total return	38.19%	2.55%	39.47%	9.21%	6.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$21,835	$15,384	$12,735	$5,960	$5,468
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.99%	1.00%	1.00%	1.03%
Before waivers (f)	1.09%	1.10%	1.10%	1.12%	1.10%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.07)%	(0.12)%	(0.02)%	0.28%	0.02%
Before waivers (f)	(0.21)%	(0.23)%	(0.12)%	0.16%	(0.05)%
Portfolio turnover rate^	52%	52%	51%	64%	67%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2019

Note 1	Organization and Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware statutory trust on October 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers one hundred-and-nine portfolios (each a “Portfolio”). The investment manager to each Portfolio is AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”), a wholly- owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”).

FMG LLC contributed seed capital at the Portfolios’ commencement of operations as listed below:

Portfolios:	Commencement Date	Class	Seed capital
1290 VT Moderate Growth Allocation	2/1/2019	IB	$100,000
1290 VT Moderate Growth Allocation	2/1/2019	K	4,900,000
EQ/American Century Moderate Growth Allocation	2/1/2019	IB	100,000
EQ/American Century Moderate Growth Allocation	2/1/2019	K	9,900,000
EQ/AXA Investment Managers Moderate Allocation	2/1/2019	IB	100,000
EQ/AXA Investment Managers Moderate Allocation	2/1/2019	K	9,900,000
EQ/First Trust Moderate Growth Allocation	2/1/2019	IB	100,000
EQ/First Trust Moderate Growth Allocation	2/1/2019	K	9,900,000
EQ/Goldman Sachs Growth Allocation	2/1/2019	IB	100,000
EQ/Goldman Sachs Growth Allocation	2/1/2019	K	9,900,000
EQ/Invesco Moderate Growth Allocation	2/1/2019	IB	100,000
EQ/Invesco Moderate Growth Allocation	2/1/2019	K	9,900,000
EQ/Legg Mason Growth Allocation	2/1/2019	IB	100,000
EQ/Legg Mason Growth Allocation	2/1/2019	K	9,900,000

FMG LLC redeemed seed capital out of the following Portfolios as listed below:

Portfolios:	Redemption Date	Class	Seed Capital
1290 VT DoubleLine Dynamic Allocation	9/5/2019	K	$12,611,755
EQ/JPMorgan Growth Allocation	9/5/2019	IB	106,066
EQ/JPMorgan Growth Allocation	9/5/2019	K	10,530,862
EQ/AB Dynamic Aggressive Growth	9/11/2019	IB	106,619
EQ/AB Dynamic Aggressive Growth	9/11/2019	K	10,602,740

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that may provide for general indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Trust and management expect the risk of loss to be remote.

The Adviser and each of the investment sub-advisers (each, a “Sub-Adviser”), subject to the supervision of the Adviser, independently chooses and maintains a portfolio of securities for the Portfolio(s).

The All Asset Growth-Alt 20 Portfolio is a type of mutual fund often described as a “fund- of-funds”. This Portfolio pursues its investment objectives by investing exclusively in other mutual funds managed by FMG LLC and unaffiliated investment companies or exchange-traded funds (“ETFs”).

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

Each of the EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio, EQ/Growth Strategy Portfolio and EQ/Aggressive Growth Strategy Portfolio (each, a “Strategic Allocation Series Portfolio” and together, the “Strategic Allocation Series Portfolios”) and EQ/Franklin Templeton Allocation Managed Volatility Portfolio is a type of mutual fund often described as a “fund-of-funds.” The EQ/Franklin Templeton Allocation Managed Volatility Portfolio and Strategic Allocation Series Portfolios pursue their investment objectives by investing exclusively in other affiliated mutual funds managed by FMG LLC.

Each of the 1290 VT Energy Portfolio, 1290 VT Low Volatility Global Equity Portfolio, 1290 VT Moderate Growth Allocation Portfolio and 1290 VT Multi-Alternative Strategies Portfolio (each, an “ETF Portfolio” and together, the “ETF Portfolios”) is a type of mutual fund often described as a “fund-of-funds.” The ETF Portfolios pursue their investment objectives by investing exclusively in unaffiliated ETFs.

For each of the above-referenced fund-of-funds Portfolios, the underlying funds’ financial statements are included in each underlying fund’s annual report, which is filed with the SEC on Form N-CSR and publicly available through the SEC’s EDGAR database (https://www.sec.gov/edgar/searchedgar/companysearch.html).

Each of the EQ/500 Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio and the ATM International Managed Volatility Portfolio (each, a “Tactical Portfolio” and together, the “Tactical Portfolios”) and the 1290 VT Convertible Securities Portfolio, 1290 VT High Yield Bond Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT Small Cap Value Portfolio, EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio and Multimanager Technology Portfolio may utilize multiple Sub-Advisers (each, a “Multiadviser Portfolio” and together, the “Multiadviser Portfolios”). Each of the Sub-Advisers independently chooses and maintains a portfolio of securities for the Multiadviser Portfolio and each is responsible for investing a specific allocated portion of the Multiadviser Portfolio’s assets. Because each Sub- Adviser will invest its allocated portion of the Multiadviser Portfolio independently from the other Sub-Advisers, the same security may be held in different portions of the Multiadviser Portfolio, or may be acquired for one portion of the Multiadviser Portfolio at a time when the Sub-Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Sub-Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Sub-Adviser believes continued exposure to the equity or fixed income markets is appropriate for their allocated portions of the Multiadviser Portfolio. Because each Sub-Adviser is responsible for the trading for its own portion of the Multiadviser Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Multiadviser Portfolio may incur higher brokerage costs, and may have higher portfolio turnover, than would be the case if a single Sub-Adviser were managing the entire Multiadviser Portfolio.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

The Trust issues three classes of shares, Class IA, Class IB and Class K, as shown in the respective Portfolio’s Statement of Assets and Liabilities. The Class IA and Class IB shares are subject to distribution fees imposed under distribution plans (“Distribution Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, all three classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies, and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC.

The investment objectives of each Portfolio are as follows:

All Asset Growth-Alt 20 Portfolio — Seeks long-term capital appreciation and current income.

EQ/Ultra Conservative Strategy Portfolio — Seeks current income.

EQ/Conservative Strategy Portfolio — Seeks a high level of current income.

EQ/Conservative Growth Strategy Portfolio — Seeks current income and growth of capital, with greater emphasis on current income.

EQ/Balanced Strategy Portfolio — Seeks long-term capital appreciation and current income.

EQ/Moderate Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

EQ/Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

EQ/Aggressive Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

EQ/Franklin Templeton Allocation Managed Volatility Portfolio — Primarily seeks capital appreciation and secondarily seeks income.

1290 VT Energy Portfolio — Seeks long-term capital appreciation.

1290 VT Low Volatility Global Equity Portfolio — Seeks long-term capital appreciation with lower absolute volatility than the broad equity markets.

1290 VT Moderate Growth Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility.

1290 VT Multi-Alternative Strategies Portfolio — Seeks long-term growth of capital.

1290 VT Convertible Securities Portfolio (sub-advised by Palisade Capital Management, L.L.C.) — Seeks a high level of total return.

1290 VT DoubleLine Dynamic Allocation Portfolio (sub-advised by DoubleLine Capital LP (“DoubleLine”)) — Seeks to achieve total return from long-term capital appreciation and income.

1290 VT DoubleLine Opportunistic Bond Portfolio (sub-advised by DoubleLine) — Seeks to maximize current income and total return.

1290 VT Equity Income Portfolio (sub-advised by Barrow, Hanley, Mewhinney & Strauss, LLC) — Seeks a combination of growth and income to achieve an above-average and consistent total return.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

1290 VT GAMCO Mergers & Acquisitions Portfolio (sub-advised by GAMCO Asset Management, Inc. (“GAMCO”)) — Seeks to achieve capital appreciation.

1290 VT GAMCO Small Company Value Portfolio (sub-advised by GAMCO) — Seeks to maximize capital appreciation.

1290 VT High Yield Bond Portfolio (sub-advised by AXA Investment Managers, Inc. (“AXA IM”) and Post Advisory Group, LLC) — Seeks to maximize current income.

1290 VT Micro Cap Portfolio (sub-advised by BlackRock Investment Management, LLC (“BlackRock”) and Lord, Abbett & Co. LLC (“Lord Abbett”)) — Seeks to achieve long-term growth of capital.

1290 VT Natural Resources Portfolio (sub-advised by AllianceBernstein L.P. (“AB”), an affiliate of FMG LLC) — Seeks to achieve long-term growth of capital.

1290 VT Real Estate Portfolio (sub-advised by AB) — Seeks to provide long-term capital appreciation and current income.

1290 VT Small Cap Value Portfolio (sub-advised by BlackRock and Horizon Kinetics Asset Management LLC) — Seeks to achieve long-term growth of capital.

1290 VT SmartBeta Equity Portfolio (sub-advised by AXA Rosenberg Investment Management LLC) — Seeks to achieve long-term capital appreciation.

1290 VT Socially Responsible Portfolio (sub-advised by BlackRock) — Seeks to achieve long-term capital appreciation.

ATM Large Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Mid Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Small Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM International Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/500 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/400 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/2000 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/International Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

EQ/AB Dynamic Aggressive Growth Portfolio (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income, with a greater emphasis on growth of capital.

EQ/AB Dynamic Growth Portfolio (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income, with a greater emphasis on growth of capital.

EQ/AB Dynamic Moderate Growth Portfolio (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income.

EQ/AB Short Duration Government Bond Portfolio (sub-advised by AB) — Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.

EQ/AB Small Cap Growth Portfolio (sub-advised by AB) — Seeks to achieve long-term growth of capital.

EQ/American Century Mid Cap Value Portfolio (sub-advised by American Century Investment Management, Inc. (“American Century”)) — Seeks to achieve long-term capital growth. Income is a secondary objective.

EQ/American Century Moderate Growth Allocation Portfolio (sub-advised by American Century) — Seeks long-term capital appreciation while managing portfolio volatility.

EQ/AXA Investment Managers Moderate Allocation Portfolio (sub-advised by AXA IM) — Seeks long-term total return while managing portfolio volatility.

EQ/BlackRock Basic Value Equity Portfolio (sub-advised by BlackRock) — Seeks to achieve capital appreciation and secondarily, income.

EQ/Capital Guardian Research Portfolio (sub-advised by Capital International, Inc.) — Seeks to achieve long-term growth of capital. On July 1, 2019, Capital International, Inc. replaced Capital Guardian Trust Company as a Sub-Adviser to the Portfolio.

EQ/ClearBridge Large Cap Growth Portfolio (sub-advised by ClearBridge Investments, LLC (“ClearBridge”)) — Seeks to achieve long-term capital growth.

EQ/ClearBridge Select Equity Managed Volatility Portfolio (sub-advised by BlackRock and ClearBridge) — Seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Common Stock Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000® Index.

EQ/Core Bond Index Portfolio (sub-advised by SSGA Funds Management, Inc. (“SSGA FM”)) — Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.

EQ/Emerging Markets Equity PLUS Portfolio (sub-advised by AB and EARNEST Partners, LLC (“EARNEST”)) — Seeks to achieve long-term growth of capital.

EQ/Equity 500 Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500® Index.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

EQ/Fidelity Institutional AM® Large Cap Portfolio (sub-advised by FIAM LLC) — Seeks to achieve long-term capital appreciation.

EQ/First Trust Moderate Growth Allocation Portfolio (sub-advised by First Trust Advisors L.P.) — Seeks long-term total return while managing portfolio volatility.

EQ/Franklin Balanced Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Advisers, Inc. (“Franklin Advisers”)) — Seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Franklin Rising Dividends Portfolio (sub-advised by Franklin Advisers) — Seeks to achieve long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.

EQ/Franklin Small Cap Value Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Mutual Advisers, LLC (“Franklin Mutual”)) — Seeks to achieve long-term total return with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Franklin Strategic Income Portfolio (sub-advised by Franklin Advisers) — Seeks a high level of current income. A secondary goal is long-term capital appreciation.

EQ/Global Bond PLUS Portfolio (sub-advised by BlackRock and Wells Fargo Asset Management (International), Limited) — Seeks to achieve capital growth and current income. On August 1, 2019, Wells Fargo Asset Management (International) Limited replaced Wells Capital Management, Inc. and Wells Fargo Asset Management (International), LLC as a Sub-Adviser to the Portfolio.

EQ/Global Equity Managed Volatility Portfolio (sub-advised by BlackRock, Morgan Stanley Investment Management, Inc. (“MSIM”) and Invesco Advisers, Inc. (“Invesco”) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Goldman Sachs Growth Allocation Portfolio (sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”)) — Seeks to achieve long term capital appreciation under normal market conditions, while focusing on the preservation of capital in distressed market environments.

EQ/Goldman Sachs Mid Cap Value Portfolio (sub-advised by GSAM) — Seeks to achieve long-term capital appreciation.

EQ/Goldman Sachs Moderate Growth Allocation Portfolio (sub-advised by GSAM) — Seeks to achieve long-term capital appreciation under normal market conditions, while focusing on the preservation of capital in distressed market environments.

EQ/Intermediate Government Bond Portfolio (sub-advised by SSGA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.

EQ/International Core Managed Volatility Portfolio (sub-advised by BlackRock, EARNEST, Federated Global Investment Management Corp. and Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”)) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/International Equity Index Portfolio (sub-advised by AB) — Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50® Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

EQ/International Value Managed Volatility Portfolio (sub-advised by BlackRock and Harris Associates LP) — Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Invesco Comstock Portfolio (sub-advised by Invesco) — Seeks to achieve capital growth and income.

EQ/Invesco Global Real Estate Portfolio (sub-advised by Invesco) — Seeks to achieve total return through growth of capital and current income.

EQ/Invesco International Growth Portfolio (sub-advised by Invesco) — Seeks to achieve long-term growth of capital.

EQ/Invesco Moderate Allocation Portfolio (sub-advised by Invesco) — Seeks long-term capital appreciation while managing portfolio volatility.

EQ/Invesco Moderate Growth Allocation Portfolio (sub-advised by Invesco) — Seeks long- term capital appreciation while managing portfolio volatility.

EQ/Janus Enterprise Portfolio (sub-advised by Janus Capital Management LLC) — Seeks to achieve capital growth.

EQ/JPMorgan Growth Allocation Portfolio (sub-advised by J.P. Morgan Investment Management, Inc. (“JPMorgan”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/JPMorgan Value Opportunities Portfolio (sub-advised by JPMorgan) — Seeks to achieve long-term capital appreciation.

EQ/Large Cap Core Managed Volatility Portfolio (sub-advised by BlackRock, Capital International, Inc., Thornburg Investment Management, Inc. and Vaughan Nelson Investment Management) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. On July 1, 2019, Capital International, Inc. replaced Capital Guardian Trust Company as a Sub-Adviser to the Portfolio.

EQ/Large Cap Growth Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends, at a risk level consistent with the Russell 1000® Growth Index.

EQ/Large Cap Growth Managed Volatility Portfolio (sub-advised by BlackRock, HS Management Partners, LLC, Loomis Sayles & Company, L.P. (“Loomis Sayles”), Polen Capital Management, LLC and T. Rowe Price Associates, Inc. (“T. Rowe Price”)) — Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Large Cap Value Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Value Index.

EQ/Large Cap Value Managed Volatility Portfolio (sub-advised by AB, BlackRock and MFS) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Lazard Emerging Markets Equity Portfolio (sub-advised by Lazard Asset Management LLC (“Lazard”)) — Seeks to achieve long-term capital appreciation.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

EQ/Legg Mason Growth Allocation Portfolio (sub-advised by QS Investors, LLC (“QS Investors”)) — Seeks long-term capital appreciation while managing portfolio volatility.

EQ/Legg Mason Moderate Allocation Portfolio (sub-advised by QS Investors) — Seeks long-term capital appreciation while managing portfolio volatility.

EQ/Loomis Sayles Growth Portfolio (sub-advised by Loomis Sayles) — Seeks to achieve capital appreciation.

EQ/MFS International Growth Portfolio (sub-advised by MFS) — Seeks to achieve capital appreciation.

EQ/MFS International Value Portfolio (sub-advised by MFS) — Seeks to achieve capital appreciation.

EQ/MFS Mid Cap Focused Growth Portfolio (formerly EQ/Ivy Mid Cap Growth Portfolio) (sub-advised by MFS) — Seeks to provide growth of capital. On November 29, 2019, MFS replaced Ivy Investment Management Company (“IICO”) as sub-adviser to the Portfolio, and the name of the Portfolio was changed from EQ/Ivy Mid Cap Growth Portfolio to EQ/MFS Mid Cap Focused Growth Portfolio.

EQ/MFS Technology Portfolio (sub-advised by MFS) — Seeks to achieve capital appreciation.

EQ/MFS Utilities Series Portfolio (sub-advised by MFS) — Seeks to achieve total return.

EQ/Mid Cap Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index.

EQ/Mid Cap Value Managed Volatility Portfolio (sub-advised by BlackRock, Diamond Hill Capital Management, Inc. (“Diamond Hill”) and Wellington Management Company, LLP (“Wellington”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Money Market Portfolio (sub-advised by BNY Mellon Investment Adviser, Inc.) — Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

EQ/Morgan Stanley Small Cap Growth Portfolio (sub-advised by BlackRock and MSIM) — Seeks to achieve long-term growth of capital.

EQ/Oppenheimer Global Portfolio (sub-advised by Invesco) — Seeks to achieve capital appreciation.

EQ/PIMCO Global Real Return Portfolio (sub-advised by Pacific Investment Management Company LLC (“PIMCO”)) — Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

EQ/PIMCO Real Return Portfolio (sub-advised by PIMCO) — Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

EQ/PIMCO Total Return Portfolio (sub-advised by PIMCO) — Seeks to achieve maximum total return, consistent with preservation of capital and prudent investment management.

EQ/PIMCO Ultra Short Bond Portfolio (sub-advised by PIMCO) — Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

EQ/Quality Bond PLUS Portfolio (sub-advised by AB and PIMCO) — Seeks to achieve high current income consistent with moderate risk to capital.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

EQ/Science and Technology Portfolio (formerly EQ/Ivy Science and Technology Portfolio) (sub-advised by MFS) — Seeks to provide growth of capital. On November 29, 2019, MFS replaced IICO as a sub-adviser to the Portfolio, and the name of the Portfolio was changed from EQ/Ivy Science and Technology Portfolio to EQ/Science and Technology Portfolio.

EQ/Small Company Index Portfolio (sub-advised by AB) — Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index.

EQ/T. Rowe Price Growth Stock Portfolio (sub-advised by T. Rowe Price) — Seeks to achieve long-term capital appreciation and secondarily, income.

EQ/T. Rowe Price Health Sciences Portfolio (sub-advised by T. Rowe Price) — Seeks to achieve long-term capital appreciation.

EQ/Templeton Global Equity Managed Volatility Portfolio (sub-advised by BlackRock and Templeton Global Advisors Limited) — Seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/UBS Growth and Income Portfolio (sub-advised by UBS Asset Management (Americas) Inc.) — Seeks to achieve total return through capital appreciation with income as a secondary consideration.

EQ/Wellington Energy Portfolio (formerly EQ/Ivy Energy Portfolio) (sub-advised by Wellington) — Seeks to provide capital growth and appreciation. On November 18, 2019, Wellington replaced IICO as a sub-adviser to the Portfolio, and the name of the Portfolio was changed from EQ/Ivy Energy Portfolio to EQ/Wellington Energy Portfolio.

Multimanager Aggressive Equity Portfolio (sub-advised by AB, ClearBridge, 1832 Asset Management U.S. Inc. (“1832 US”), T. Rowe Price and Westfield Capital Management Company, L.P.) — Seeks to achieve long-term growth of capital. Effective June 30, 2019, 1832 US replaced Scotia Institutional Asset Management US, Ltd. as a sub-adviser to the Portfolio.

Multimanager Core Bond Portfolio (sub-advised by BlackRock Financial Management, Inc., DoubleLine, PIMCO and SSGA FM) — Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.

Multimanager Mid Cap Growth Portfolio (sub-advised by AB, BlackRock, Franklin Advisers and Wellington Management) — Seeks to achieve long-term growth of capital.

Multimanager Mid Cap Value Portfolio (sub-advised by BlackRock, Diamond Hill and American Century) — Seeks to achieve long-term growth of capital.

Multimanager Technology Portfolio (sub-advised by AB, Allianz Global Investors U.S. LLC and Wellington) — Seeks to achieve long-term growth of capital.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Portfolios are investment companies and, accordingly, follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. GAAP.

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. (“ASU”) 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017- 08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Portfolios adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of January 1, 2019.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

As a result of the adoption of ASU 2017-08, as of January 1, 2019, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased as listed below. There is no impact on net assets or overall results from operations.

Portfolios:	Amounts
1290 VT Convertible Securities	$—
1290 VT DoubleLine Dynamic Allocation	3,588
1290 VT DoubleLine Opportunistic Bond	60,619
1290 VT High Yield	287,618
EQ/AB Short Duration Government Bond	14,138
EQ/Core Bond Index	196,932
EQ/Franklin Balanced Managed Volatility	76,001
EQ/Franklin Strategic Income	9,486
EQ/Global Bond PLUS	6,860
EQ/Intermediate Government Bond	13,669
EQ/Invesco Moderate Growth Allocation	—
EQ/PIMCO Global Real Return	252
EQ/PIMCO Real Return	3,932
EQ/PIMCO Total Return	43,260
EQ/PIMCO Ultra Short Bond	141,124
EQ/Quality Bond PLUS	340,859
Multimanager Core Bond	36,665

Valuation:

Equity securities (including securities issued by ETFs) listed on national securities exchanges are generally valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are generally valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Corporate and municipal bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when such prices are not available, such bonds and notes are generally valued at a bid price estimated by a broker.

Convertible preferred stocks listed on national securities exchanges are generally valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are generally valued using prices obtained from a pricing service for such investments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are generally valued at evaluated prices obtained from a pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes may be obtained from a broker and converted to a price.

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December 31, 2019

Options that are traded on an exchange are generally valued at their last sale price or official closing price on the date of valuation. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are generally valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are generally valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio are generally valued at the net asset value (“NAV”) of the shares of such underlying funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign currency contracts are generally valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency rates gathered from leading market makers and foreign currency trading centers throughout the world in making evaluations. Forward foreign currency contracts may be settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Committee, generally based upon recommendations provided by a Portfolio’s sub-adviser. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. Over-the-counter (“OTC”) swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statements of Operations.

Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio

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December 31, 2019

would owe payments on any net positive total return, and would receive payment in the event of a negative total return. In connection with total return swap agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” is intended to ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s senior security and borrowing restrictions.

In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), the Portfolio may value the credit default swap at its notional amount in applying certain of the Portfolio’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium they have paid should they decide to let the option expire, whereas the seller of a swaption is subject to the risk that they will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

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December 31, 2019

A Portfolio may use inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index while the other is a pre-determined fixed interest rate. The use of swaps exposes the Portfolio to interest rate risk. Swaptions are marked- to-market daily based upon values from third party vendors.

During the year ended December 31, 2019, certain Portfolios held forward foreign currency contracts to either gain exposure to certain currencies or enter into an economic hedge against changes in the values of securities held in the Portfolio that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Portfolio reflects realized gains or losses, if any, in forward currency transactions and change in unrealized gains or losses in forward foreign currency transactions. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

If market quotations are not readily available for a security or other financial instrument, such security and instrument shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the asset in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of each of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”), which assists in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2019, is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

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December 31, 2019

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost provided that certain conditions are met, including that the Board continues to believe that the amortized cost valuation method fairly reflects the market-based NAV per share of the Portfolio. The EQ/Money Market Portfolio seeks to maintain a constant NAV per share of $1.00, but there can be no assurance that it will be able to do so.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of a NAV for each applicable Portfolio when the Committee deems that the particular event or circumstance would materially affect such Portfolio’s NAV. At December 31, 2019, none of the Portfolios applied these procedures.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the Portfolio is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Those classified as short-term gain distributions are reflected as such for book but as ordinary income for tax. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized appreciation in the Statements of Assets and Liabilities.

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December 31, 2019

Capital Gains Taxes:

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. These Portfolios have recorded a deferred tax liability with respect to unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2019. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities for the Portfolios. The amounts related to capital gain taxes for securities that have been sold are included in the net realized gain (loss) on investments in the Statements of Operations for the Portfolios.

Allocation of Expenses and Income:

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Offering costs incurred in connection with the offering of shares of a Portfolio will be amortized and recorded as an expense on a straight line basis over 12 months from the date of the Portfolio’s commencement of public offering of shares. Amortized offering costs are disclosed in the Statement of Operations.

Offering costs incurred during the year ended December 31, 2019 by the Portfolios shown below were:

Portfolios:	Amounts
1290 VT Moderate Growth Allocation	$17,992
EQ/American Century Moderate Growth Allocation	18,477
EQ/AXA Investment Managers Moderate Allocation	18,477
EQ/First Trust Moderate Growth Allocation	18,477
EQ/Goldman Sachs Growth Allocation	18,477
EQ/Invesco Moderate Growth Allocation	18,477
EQ/Legg Mason Growth Allocation	18,477

Offering costs incurred during the year ended December 31, 2018 by the Portfolios shown below were:

Portfolios:	Amounts
EQ/American Century Mid Cap Value	$56,399
EQ/Fidelity Institutional AM® Large Cap	147,808
EQ/Franklin Rising Dividends	29,286
EQ/Franklin Strategic Income	22,460
EQ/Goldman Sachs Mid Cap Value	18,514
EQ/Invesco Global Real Estate	39,630
EQ/Invesco International Growth	33,532
EQ/Lazard Emerging Markets Equity	69,877
EQ/MFS International Value	160,137
EQ/MFS Mid Cap Focused Growth	53,018
EQ/MFS Technology	41,686
EQ/MFS Utilities Series	34,408
EQ/PIMCO Real Return	17,455
EQ/PIMCO Total Return	49,421
EQ/Science and Technology	27,989
EQ/T. Rowe Price Health Sciences	34,674
EQ/Wellington Energy	20,471

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December 31, 2019

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) Market value of investment securities, other assets and liabilities — at the valuation date.

(ii) Purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

Taxes:

Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal, state and local income tax provisions are required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2019, the Portfolios did not incur any interest or penalties. Each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios (EQ/Money Market declares and distributes daily and Multimanager Core Bond declares and distributes monthly). Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of a Portfolio to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences which are significant to the Portfolios are primarily due to capital loss carryforward annual limitation (EQ/Wellington Energy), foreign currency forwards mark to market (EQ/PIMCO Global Real Return), mark to market of futures contracts (EQ/JP Morgan Growth Allocation and EQ/Emerging Markets Equity PLUS), capital loss carryforward (1290 VT Energy, 1290 VT Multi-Alternative Strategies, 1290 VT DoubleLine Dynamic Allocation, 1290 VT DoubleLine Opportunistic Bond, 1290 VT Equity Income, 1290 VT High Yield Bond, 1290 VT Natural Resources, EQ/AB Short Duration Government Bond, EQ/Emerging Markets Equity PLUS, EQ/International Equity Index, EQ/MFS Technology, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Health Sciences and EQ/Wellington Energy), post October loss deferrals (1290 VT GAMCO Mergers & Acquisitions, 1290 VT Natural Resources, EQ/

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December 31, 2019

Capital Guardian Research, EQ/Morgan Stanley Small Cap Growth, EQ/PIMCO Global Real Return, EQ/PIMCO Real Return, EQ/Wellington Energy and Multimanager Core Bond), partnership basis adjustments (1290 VT Multi-Alternative Strategies, 1290 VT Small Cap Value and EQ/MFS Utilities Series), investment in passive foreign investment companies (1290 VT Real Estate, ATM International Managed Volatility, EQ/International Equity Index, EQ/Invesco Global Real Estate and EQ/Invesco International Growth), deferral of losses on offsetting positions (ATM Large Cap Managed Volatility, ATM International Managed Volatility, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/ClearBridge Select Equity Managed Volatility, EQ/Franklin Balanced Managed Volatility, EQ/Franklin Small Cap Value Managed Volatility, EQ/Global Bond PLUS, EQ/Global Equity Managed Volatility, EQ/Goldman Sachs Moderate Growth Allocation, EQ/International Core Managed Volatility, EQ/International Value Managed Volatility, EQ/Invesco Moderate Allocation, EQ/Large Cap Core Managed Volatility, EQ/Large Cap Growth Managed Volatility, EQ/Large Cap Value Managed Volatility, EQ/PIMCO Global Real Return, EQ/PIMCO Real Return, EQ/PIMCO Total Return, EQ/Templeton Global Equity Managed Volatility, Multimanager Aggressive Equity and Multimanager Core Bond) and wash sale loss deferral (1290 VT Natural Resources, EQ/BlackRock Basic Value Equity, EQ/Common Stock Index, EQ/International Core Managed Volatility, EQ/International Equity Index, EQ/Large Cap Value Managed Volatility, EQ/Mid Cap Value Managed Volatility and Multimanager Technology). In addition, short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a Portfolio’s next taxable year. The tax character of distributions for the years ended December 31, 2019 and December 31, 2018 and the tax composition of undistributed ordinary income and undistributed long term gains at December 31, 2019 are presented in the following table:

	Year Ended December 31, 2019		As of December 31, 2019		Year Ended December 31, 2018
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
All Asset Growth-Alt 20	$5,791,986	$12,322,680	$272,115	$5,948,936	$6,484,636	$10,706,637
EQ/Ultra Conservative Strategy	12,918,242	1,149,729	1,638,763	—	7,565,169	910,732
EQ/Conservative Strategy	11,818,315	3,885,825	776,360	2,733,833	8,821,029	15,362,479
EQ/Conservative Growth Strategy	25,109,011	18,017,362	45,510	14,777,386	19,359,061	30,060,917
EQ/Balanced Strategy	58,336,731	57,726,871	126,586	42,043,876	46,472,198	69,410,059
EQ/Moderate Growth Strategy	114,575,696	157,640,036	455,594	103,505,552	94,683,766	161,966,675
EQ/Growth Strategy	86,119,867	93,252,547	116,977	80,879,560	65,830,820	87,523,261
EQ/Aggressive Growth Strategy	63,088,335	61,289,668	1,327,837	59,685,569	45,867,335	59,318,800
EQ/Franklin Templeton Allocation Managed Volatility	21,541,291	53,580,618	1,155,476	33,263,745	26,599,953	244,882,414
1290 VT Energy	128,364	—	88,847	—	109,132	—
1290 VT Low Volatility Global Equity	377,761	12,689	40,801	—	365,399	2,702
1290 VT Moderate Growth Allocation	479,241	—	30,282	—	—	—
1290 VT Multi-Alternative Strategies	122,632	—	—	—	66,236	3,522
1290 VT Convertible Securities	798,817	656,142	—	—	558,578	514,352
1290 VT DoubleLine Dynamic Allocation	2,473,051	192,687	179,125	129	2,312,424	—
1290 VT DoubleLine Opportunistic Bond	14,084,886	—	99,657	—	10,532,048	—
1290 VT Equity Income	12,603,376	6,821,611	—	1,669,342	33,783,389	141,613,829
1290 VT GAMCO Mergers & Acquisitions	9,118,105	70,458	—	—	3,690,992	5,736,741
1290 VT GAMCO Small Company Value	19,048,221	81,691,135	—	19,704,189	21,411,767	149,695,689
1290 VT High Yield Bond	11,004,518	—	—	—	11,170,610	—
1290 VT Micro Cap	545,678	14,497,639	654,558	1,333,563	7,278,061	17,841,530
1290 VT Natural Resources	1,044,485	—	—	—	581,651	—
1290 VT Real Estate	1,420,649	152,822	—	—	887,704	—
1290 VT Small Cap Value	1,889,261	11,991,409	—	—	5,662,085	7,192,162
1290 VT SmartBeta Equity	447,010	349,729	44,702	64,487	327,209	758,741
1290 VT Socially Responsible	1,485,926	2,791,280	—	1,377,031	2,928,125	2,584,872
ATM Large Cap Managed Volatility	65,150,183	229,322,750	8,499,896	82,351,496	51,401,717	205,772,238
ATM Mid Cap Managed Volatility	3,108,028	5,869,829	379,306	3,994,701	2,188,550	14,732,083
ATM Small Cap Managed Volatility	19,782,486	43,766,867	3,837,155	3,240,558	14,960,906	72,272,769
ATM International Managed Volatility	53,253,094	5,252,286	9,042,038	—	39,313,722	11,528,764
EQ/500 Managed Volatility	179,149,273	138,353,465	24,701,462	116,145,325	134,323,269	179,730,557
EQ/400 Managed Volatility	6,152,280	17,785,229	—	10,885,048	7,164,237	46,925,652

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December 31, 2019

	Year Ended December 31, 2019		As of December 31, 2019		Year Ended December 31, 2018
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
EQ/2000 Managed Volatility	$58,395,624	$132,801,756	$6,916,150	$12,139,510	$50,176,392	$202,086,782
EQ/International Managed Volatility	61,626,090	1,917,734	11,322,482	—	53,003,361	—
EQ/AB Dynamic Aggressive Growth	1,791,704	2,110,529	924,356	1,142,896	1,061,110	25,131
EQ/AB Dynamic Growth	6,252,708	5,306,617	36,699	35,021	9,055,199	598,113
EQ/AB Dynamic Moderate Growth	51,661,003	49,112,148	19,752,855	6,286,087	33,107,050	22,314,613
EQ/AB Short Duration Government Bond	29,641,586	—	403,043	—	20,858,085	—
EQ/AB Small Cap Growth	3,022,997	177,007,285	—	20,021,862	86,199,422	232,561,276
EQ/American Century Mid Cap Value	5,620,059	255,568	—	1,054,914	1,310,451	44,215
EQ/American Century Moderate Growth Allocation	484,295	—	58,392	—	—	—
EQ/AXA Investment Managers Moderate Allocation	290,689	—	13,395	—	—	—
EQ/BlackRock Basic Value Equity	31,641,890	75,796,114	86,103	27,293,114	31,048,909	135,821,955
EQ/Capital Guardian Research	2,346,134	46,727,367	304,547	—	8,024,248	40,271,361
EQ/ClearBridge Large Cap Growth	884,270	22,641,850	—	1,362,846	3,034,357	27,995,269
EQ/ClearBridge Select Equity Managed Volatility	1,217,039	2,399,633	624,216	820,828	7,123,102	94,831,351
EQ/Common Stock Index	82,735,442	259,451,617	—	74,514,204	76,821,683	273,855,899
EQ/Core Bond Index	159,280,903	—	—	—	165,989,580	—
EQ/Emerging Markets Equity PLUS	1,086,949	—	252,396	743,020	1,076,929	171,200
EQ/Equity 500 Index	98,560,073	114,101,967	990,913	24,217,207	83,057,149	124,782,503
EQ/Fidelity Institutional AM® Large Cap	6,782,872	—	—	—	1,737,060	—
EQ/First Trust Moderate Growth Allocation	509,133	4,192	26,831	10,843	—	—
EQ/Franklin Balanced Managed Volatility	32,129,811	18,310,220	1,226,011	2,099,422	35,040,959	45,123,070
EQ/Franklin Rising Dividends	2,488,504	—	5,750	—	415,162	—
EQ/Franklin Small Cap Value Managed Volatility	5,894,667	14,491,610	1,661,791	3,052,883	4,743,770	31,128,894
EQ/Franklin Strategic Income	5,788,660	449,106	3,751	—	791,075	—
EQ/Global Bond PLUS	4,440,334	—	—	—	4,032,081	—
EQ/Global Equity Managed Volatility	29,789,616	54,530,449	5,920,049	24,726,308	23,621,080	156,210,158
EQ/Goldman Sachs Growth Allocation	1,273,394	396,840	828,913	639,128	—	—
EQ/Goldman Sachs Mid Cap Value	2,057,567	298,826	646,571	67,187	202,318	—
EQ/Goldman Sachs Moderate Growth Allocation	34,948,680	15,177,715	2,626,622	4,852,190	4,851,642	—
EQ/Intermediate Government Bond	133,259,303	—	—	—	121,502,727	—
EQ/International Core Managed Volatility	34,225,685	23,055,941	6,300,143	3,440,926	28,414,407	—
EQ/International Equity Index	44,797,218	—	494,962	—	43,065,988	—
EQ/International Value Managed Volatility	24,757,801	20,086,735	8,891,187	3,573,820	16,949,509	—
EQ/Invesco Comstock	4,685,452	9,995,665	—	1,168,623	4,514,681	8,865,893
EQ/Invesco Global Real Estate	18,362,654	1,095,204	—	999,918	1,116,519	—
EQ/Invesco International Growth	6,247,926	—	395,590	—	353,196	—
EQ/Invesco Moderate Allocation	2,928,573	—	1,058,847	1,688,480	2,497,863	554,540
EQ/Invesco Moderate Growth Allocation	1,178,081	161,253	289,407	212,083	—	—
EQ/Janus Enterprise	1,921,019	64,506,879	—	13,725,611	2,896,583	49,842,327
EQ/JPMorgan Growth Allocation	2,121,345	1,893,272	2,137,141	2,063,705	485,791	60,439
EQ/JPMorgan Value Opportunities	8,382,534	8,061,853	9,038,365	3,062,735	30,532,020	29,824,078
EQ/Large Cap Core Managed Volatility	38,961,015	146,100,175	4,498,847	30,790,926	34,396,106	190,826,472
EQ/Large Cap Growth Index	9,447,404	107,256,184	—	13,723,558	17,318,404	78,952,156
EQ/Large Cap Growth Managed Volatility	89,416,697	317,476,785	426,450	108,967,782	63,782,557	377,482,298
EQ/Large Cap Value Index	15,501,839	35,260,423	—	1,250,130	15,940,415	23,047,275
EQ/Large Cap Value Managed Volatility	116,547,539	227,538,067	10,038,622	37,771,197	131,812,196	201,678,112
EQ/Lazard Emerging Markets Equity	14,034,590	356,970	—	1,277,163	497,035	—
EQ/Legg Mason Growth Allocation	490,284	—	32,410	—	—	—
EQ/Legg Mason Moderate Allocation	3,401,926	10,197,777	237,708	3,201	2,059,901	—
EQ/Loomis Sayles Growth	993,570	35,272,189	115,120	8,332,312	1,637,167	62,202,846

1728

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

	Year Ended December 31, 2019		As of December 31, 2019		Year Ended December 31, 2018
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
EQ/MFS International Growth	$18,498,949	$36,051,608	$308,644	$25,226,714	$21,873,304	$119,601,971
EQ/MFS International Value	8,646,639	—	416,402	2,683,735	—	—
EQ/MFS Mid Cap Focused Growth	975,910	335,401	14,724,678	31,764,520	24,364	—
EQ/MFS Technology	—	—	—	—	—	—
EQ/MFS Utilities Series	4,948,659	864,333	—	31,701	827,225	—
EQ/Mid Cap Index	18,896,915	80,773,388	—	38,447,424	25,872,608	141,221,470
EQ/Mid Cap Value Managed Volatility	25,003,694	103,023,348	3,844,346	23,382,539	35,487,213	143,907,070
EQ/Money Market	18,091,250	—	5,991	1,500	14,190,580	—
EQ/Morgan Stanley Small Cap Growth	9,820,508	27,989,706	—	2,066,880	11,522,630	33,794,315
EQ/Oppenheimer Global	1,082,056	—	1,115	—	1,045,357	7,627,329
EQ/PIMCO Global Real Return	3,789,498	—	1,223,488	—	2,349,702	—
EQ/PIMCO Real Return	2,429,733	—	3,363,418	—	529,678	13,165
EQ/PIMCO Total Return	12,483,460	—	42,588	—	2,587,370	—
EQ/PIMCO Ultra Short Bond	33,505,855	—	—	—	30,052,485	—
EQ/Quality Bond PLUS	26,405,386	—	13,125	—	27,288,186	—
EQ/Science and Technology	3,423,317	123,530	5,021,933	18,705,898	—	—
EQ/Small Company Index	12,590,409	70,703,965	—	—	18,198,958	92,134,873
EQ/T. Rowe Price Growth Stock	—	38,356,853	—	13,535,592	11,936,026	98,399,216
EQ/T. Rowe Price Health Sciences	—	—	—	—	—	—
EQ/Templeton Global Equity Managed Volatility	15,599,649	41,644,772	1,756,933	4,961,631	25,870,109	68,512,031
EQ/UBS Growth and Income	2,021,575	1,244,235	1,964,994	3,846,693	3,602,601	7,916,062
EQ/Wellington Energy	260,638	—	—	—	90,822	—
Multimanager Aggressive Equity	29,925,303	85,969,589	5,659,057	12,028,940	28,485,650	92,629,355
Multimanager Core Bond	26,319,874	—	370,937	—	21,428,484	—
Multimanager Mid Cap Growth	310,192	16,687,612	483,098	2,199,630	4,019,283	23,193,796
Multimanager Mid Cap Value	2,543,776	12,951,739	201,771	608,646	3,381,995	12,350,512
Multimanager Technology	—	111,243,073	—	18,471,574	26,413,818	98,547,388

The following Portfolios had a Return of Capital during the year ended December 31, 2019:

Portfolios:	Return of Capital
1290 VT GAMCO Mergers & Acquisitions	$2,978,868
1290 VT Real Estate	57,584
1290 VT Small Cap Value	1,057,636
EQ/Small Company Index	863,108
EQ/Wellington Energy	484,221

Additionally, the following Portfolios had a Return of Capital during the year ended December 31, 2018:

Portfolios:	Return of Capital
1290 VT Micro Cap	$75,384
1290 VT Real Estate	208,962
1290 VT Small Cap Value	1,275,430
ATM Mid Cap Managed Volatility	87,105
ATM Small Cap Managed Volatility	488,653
EQ/400 Managed Volatility	323,309
EQ/2000 Managed Volatility	1,959,489
EQ/American Century Mid Cap Value	229,137
EQ/Global Bond PLUS	153,334
EQ/Lazard Emerging Markets Equity	123,936
EQ/Legg Mason Moderate Allocation	86,960
EQ/MFS Utilities Series	33,338
EQ/Mid Cap Value Managed Volatility	1,229,005

1729

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

Permanent book and tax differences resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at December 31, 2019 as follows:

Portfolios:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
All Asset Growth-Alt 20	$251,909	$(251,909)	$—
EQ/Ultra Conservative Strategy	148,893	(148,893)	—
EQ/Conservative Strategy	522,022	(522,022)	—
EQ/Conservative Growth Strategy	2,028,502	(2,028,502)	—
EQ/Balanced Strategy	5,767,998	(5,767,998)	—
EQ/Moderate Growth Strategy	13,937,994	(13,937,994)	—
EQ/Growth Strategy	12,154,083	(12,154,083)	—
EQ/Aggressive Growth Strategy	10,717,832	(10,717,832)	—
EQ/Franklin Templeton Allocation Managed Volatility	2,981,702	(2,981,702)	—
1290 VT Energy	1,807	—	(1,807)
1290 VT Low Volatility Global Equity	(878)	1,120	(242)
1290 VT Moderate Growth Allocation	17,779	—	(17,779)
1290 VT Multi-Alternative Strategies	(3,208)	8,326	(5,118)
1290 VT Convertible Securities	258,955	(260,097)	1,142
1290 VT DoubleLine Dynamic Allocation	40,251	(36,921)	(3,330)
1290 VT DoubleLine Opportunistic Bond	676,457	(737,076)	60,619
1290 VT Equity Income	(8)	8	—
1290 VT GAMCO Mergers & Acquisitions	93,969	(93,969)	—
1290 VT GAMCO Small Company Value	1,282,881	(1,288,962)	6,081
1290 VT High Yield Bond	(44,080)	(208,286)	252,366
1290 VT Micro Cap	58,449	7,384	(65,833)
1290 VT Natural Resources	8,374	(4,893)	(3,481)
1290 VT Real Estate	314,582	(206,334)	(108,248)
1290 VT Small Cap Value	(868,699)	964,334	(95,635)
1290 VT SmartBeta Equity	1,453	(1,453)	—
1290 VT Socially Responsible	40,874	(35,604)	(5,270)
ATM Large Cap Managed Volatility	1,398,797	(1,398,797)	—
ATM Mid Cap Managed Volatility	83,548	(32,951)	(50,597)
ATM Small Cap Managed Volatility	871,217	93,398	(964,615)
ATM International Managed Volatility	(245,134)	233,192	11,942
EQ/500 Managed Volatility	4,790,299	(4,790,299)	—
EQ/400 Managed Volatility	276,017	(112,795)	(163,222)
EQ/2000 Managed Volatility	3,173,770	317,380	(3,491,150)
EQ/International Managed Volatility	(448,241)	433,669	14,572
EQ/AB Dynamic Aggressive Growth	(414,971)	414,971	—
EQ/AB Dynamic Growth	(2,235,727)	2,348,664	(112,937)
EQ/AB Dynamic Moderate Growth	(3,167,418)	3,167,418	—
EQ/AB Short Duration Government Bond	539,115	(553,253)	14,138
EQ/AB Small Cap Growth	174,946	(174,946)	—
EQ/American Century Mid Cap Value	646,873	(484,202)	(162,671)
EQ/American Century Moderate Growth Allocation	17,839	—	(17,839)
EQ/AXA Investment Managers Moderate Allocation	16,852	586	(17,438)
EQ/BlackRock Basic Value Equity	(156,860)	156,862	(2)
EQ/Capital Guardian Research	(47,286)	47,286	—
EQ/ClearBridge Large Cap Growth	13,082	(13,082)	—
EQ/ClearBridge Select Equity Managed Volatility	40,424	(8,975)	(31,449)
EQ/Common Stock Index	4,254,760	(4,269,482)	14,722

1730

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

Portfolios:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
EQ/Core Bond Index	$293,211	$(89,465)	$(203,746)
EQ/Emerging Markets Equity PLUS	(1,562)	1,562	—
EQ/Equity 500 Index	2,478,494	(2,378,198)	(100,296)
EQ/Fidelity Institutional AM® Large Cap	293,063	282,400	(575,463)
EQ/First Trust Moderate Growth Allocation	17,944	—	(17,944)
EQ/Franklin Balanced Managed Volatility	574,137	(625,960)	51,823
EQ/Franklin Rising Dividends	38,167	624	(38,791)
EQ/Franklin Small Cap Value Managed Volatility	232,598	(232,598)	—
EQ/Franklin Strategic Income	344,899	(321,362)	(23,537)
EQ/Global Bond PLUS	(2,756,418)	3,267,720	(511,302)
EQ/Global Equity Managed Volatility	(922,457)	922,107	350
EQ/Goldman Sachs Growth Allocation	13,700	5,291	(18,991)
EQ/Goldman Sachs Mid Cap Value	60,882	13,841	(74,723)
EQ/Goldman Sachs Moderate Growth Allocation	(339,295)	339,295	—
EQ/Intermediate Government Bond	104,953	(9,182)	(95,771)
EQ/International Core Managed Volatility	14,680	(20,963)	6,283
EQ/International Equity Index	636,491	(904,917)	268,426
EQ/International Value Managed Volatility	(257,923)	259,175	(1,252)
EQ/Invesco Comstock	340,611	(340,611)	—
EQ/Invesco Global Real Estate	1,913,376	(1,859,554)	(53,822)
EQ/Invesco International Growth	51,050	(4,177)	(46,873)
EQ/Invesco Moderate Allocation	(23,617)	38,168	(14,551)
EQ/Invesco Moderate Growth Allocation	20,002	(2,033)	(17,969)
EQ/Janus Enterprise	631,895	(631,895)	—
EQ/JPMorgan Growth Allocation	(29,039)	29,039	—
EQ/JPMorgan Value Opportunities	(94,753)	94,753	—
EQ/Large Cap Core Managed Volatility	(913,509)	913,509	—
EQ/Large Cap Growth Index	(263,935)	279,899	(15,964)
EQ/Large Cap Growth Managed Volatility	(646,034)	646,034	—
EQ/Large Cap Value Index	854,203	(854,203)	—
EQ/Large Cap Value Managed Volatility	3,395,164	(1,918,049)	(1,477,115)
EQ/Lazard Emerging Markets Equity	(15,460)	111,231	(95,771)
EQ/Legg Mason Growth Allocation	17,678	684	(18,362)
EQ/Legg Mason Moderate Allocation	(1,227)	1,227	—
EQ/Loomis Sayles Growth	3,626	(3,626)	—
EQ/MFS International Growth	(100,339)	100,339	—
EQ/MFS International Value	(824,799)	1,044,669	(219,870)
EQ/MFS Mid Cap Focused Growth	1,060,714	(988,462)	(72,252)
EQ/MFS Technology	1,577,930	1,143	(1,579,073)
EQ/MFS Utilities Series	(32,474)	142,445	(109,971)
EQ/Mid Cap Index	782,748	(782,748)	—
EQ/Mid Cap Value Managed Volatility	2,912,447	(1,710,981)	(1,201,466)
EQ/Money Market	—	—	—
EQ/Morgan Stanley Small Cap Growth	139,485	(87,521)	(51,964)
EQ/Oppenheimer Global	79,693	(79,693)	—
EQ/PIMCO Global Real Return	1,961,927	(1,962,179)	252
EQ/PIMCO Real Return	712,835	(713,175)	340
EQ/PIMCO Total Return	(663,358)	692,413	(29,055)
EQ/PIMCO Ultra Short Bond	398,206	(516,875)	118,669
EQ/Quality Bond PLUS	(2,152,137)	1,774,079	378,058
EQ/Science and Technology	668,598	(630,565)	(38,033)

1731

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

Portfolios:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
EQ/Small Company Index	$1,067,705	$(1,067,705)	$—
EQ/T. Rowe Price Growth Stock	2,536,376	153,430	(2,689,806)
EQ/T. Rowe Price Health Sciences	671,795	(622)	(671,173)
EQ/Templeton Global Equity Managed Volatility	135,105	(212,254)	77,149
EQ/UBS Growth and Income	(20,144)	20,144	—
EQ/Wellington Energy	(400,723)	422,230	(21,507)
Multimanager Aggressive Equity	(189,117)	189,117	—
Multimanager Core Bond	(429,371)	392,706	36,665
Multimanager Mid Cap Growth	692,453	(692,453)	—
Multimanager Mid Cap Value	202,771	(206,016)	3,245
Multimanager Technology	3,703,468	91,694	(3,795,162)

(a)	These components of net assets are included in Total Distributable Earnings (Loss) in the Statement of Assets and Liabilities.

The significant permanent book to tax differences regarding the adjustments above are related to investments in contingent payment debt instruments (1290 VT Convertible Securities), reclassification of gains and losses from foreign currency transactions (EQ/Global Bond PLUS EQ/MFS Utilities Series, EQ/PIMCO Global Real Return, EQ/PIMCO Real Return and EQ/PIMCO Total Return), net operating losses (EQ/MFS Technology) and investment in passive foreign investment companies (EQ/Invesco Global Real Estate).

Net capital and net specified gains/losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2019, the following Portfolios deferred to January 1, 2020 post-October losses of:

Portfolios:	Specified Gain/(Loss)	Short-Term Capital Gain/ (Loss)	Long-Term Capital Gain/ (Loss)
All Asset Growth-Alt 20	$—	$—	$—
EQ/Ultra Conservative Strategy	—	—	—
EQ/Conservative Strategy	—	—	—
EQ/Conservative Growth Strategy	—	—	—
EQ/Balanced Strategy	—	—	—
EQ/Moderate Growth Strategy	—	—	—
EQ/Growth Strategy	—	—	—
EQ/Aggressive Growth Strategy	—	—	—
EQ/Franklin Templeton Allocation Managed Volatility	—	—	—
1290 VT Energy	—	335	(572)
1290 VT Low Volatility Global Equity	—	—	(1)
1290 VT Moderate Growth Allocation	—	—	—
1290 VT Multi-Alternative Strategies	—	—	(1)
1290 VT Convertible Securities	—	—	—
1290 VT DoubleLine Dynamic Allocation	—	—	(60,900)
1290 VT DoubleLine Opportunistic Bond	—	—	(13,109)
1290 VT Equity Income	—	—	—
1290 VT GAMCO Mergers & Acquisitions	—	1,285,990	(3,518,922)
1290 VT GAMCO Small Company Value	—	—	—
1290 VT High Yield Bond	—	(5,281)	(511,203)
1290 VT Micro Cap	—	—	—
1290 VT Natural Resources	—	(6,461)	(193,627)
1290 VT Real Estate	(72,208)	(716)	—
1290 VT Small Cap Value	—	—	—
1290 VT SmartBeta Equity	(4,631)	—	—
1290 VT Socially Responsible	—	—	—

1732

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

Portfolios:	Specified Gain/(Loss)	Short-Term Capital Gain/ (Loss)	Long-Term Capital Gain/ (Loss)
ATM Large Cap Managed Volatility	$—	$—	$—
ATM Mid Cap Managed Volatility	—	—	—
ATM Small Cap Managed Volatility	—	—	—
ATM International Managed Volatility	—	—	(400,702)
EQ/500 Managed Volatility	—	—	—
EQ/400 Managed Volatility	—	—	—
EQ/2000 Managed Volatility	—	—	—
EQ/International Managed Volatility	—	—	(82,706)
EQ/AB Dynamic Aggressive Growth	—	—	—
EQ/AB Dynamic Growth	—	435,982	(509,930)
EQ/AB Dynamic Moderate Growth	(564,725)	—	—
EQ/AB Short Duration Government Bond	—	—	(260,766)
EQ/AB Small Cap Growth	—	(1,841,348)	—
EQ/American Century Mid Cap Value	(328,580)	—	—
EQ/American Century Moderate Growth Allocation	—	—	—
EQ/AXA Investment Managers Moderate Allocation	—	—	—
EQ/BlackRock Basic Value Equity	—	—	—
EQ/Capital Guardian Research	—	(40,175)	(2,885,036)
EQ/ClearBridge Large Cap Growth	—	—	—
EQ/ClearBridge Select Equity Managed Volatility	—	—	—
EQ/Common Stock Index	—	—	—
EQ/Core Bond Index	(3,246)	—	—
EQ/Emerging Markets Equity PLUS	—	—	—
EQ/Equity 500 Index	—	—	—
EQ/Fidelity Institutional AM® Large Cap	—	—	—
EQ/First Trust Moderate Growth Allocation	—	—	—
EQ/Franklin Balanced Managed Volatility	—	—	—
EQ/Franklin Rising Dividends	—	—	(77,542)
EQ/Franklin Small Cap Value Managed Volatility	—	—	—
EQ/Franklin Strategic Income	(119,200)	18,406	(132,537)
EQ/Global Bond PLUS	(895,930)	—	—
EQ/Global Equity Managed Volatility	(66,032)	—	—
EQ/Goldman Sachs Growth Allocation	(4,026)	—	—
EQ/Goldman Sachs Mid Cap Value	—	—	—
EQ/Goldman Sachs Moderate Growth Allocation	(76,068)	—	—
EQ/Intermediate Government Bond	—	—	—
EQ/International Core Managed Volatility	—	—	—
EQ/International Equity Index	—	—	—
EQ/International Value Managed Volatility	—	—	—
EQ/Invesco Comstock	(161,727)	—	—
EQ/Invesco Global Real Estate	(359,286)	—	—
EQ/Invesco International Growth	—	88,545	(281,807)
EQ/Invesco Moderate Allocation	—	—	—
EQ/Invesco Moderate Growth Allocation	—	—	—
EQ/Janus Enterprise	—	(1,678)	—
EQ/JPMorgan Growth Allocation	—	—	—
EQ/JPMorgan Value Opportunities	—	—	—
EQ/Large Cap Core Managed Volatility	—	—	—
EQ/Large Cap Growth Index	—	—	—
EQ/Large Cap Growth Managed Volatility	—	(1,795,461)	—
EQ/Large Cap Value Index	—	—	—

1733

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

Portfolios:	Specified Gain/ (Loss)	Short-Term Capital Gain/ (Loss)	Long-Term Capital Gain/ (Loss)
EQ/Large Cap Value Managed Volatility	$(98)	$—	$—
EQ/Lazard Emerging Markets Equity	—	—	—
EQ/Legg Mason Growth Allocation	—	—	—
EQ/Legg Mason Moderate Allocation	—	—	—
EQ/Loomis Sayles Growth	—	—	—
EQ/MFS International Growth	(20,452)	—	—
EQ/MFS International Value	—	—	—
EQ/MFS Mid Cap Focused Growth	(1,860)	—	—
EQ/MFS Technology	(1,460)	—	—
EQ/MFS Utilities Series	(331,338)	(48,627)	—
EQ/Mid Cap Index	—	(2,238,254)	—
EQ/Mid Cap Value Managed Volatility	—	—	—
EQ/Money Market	—	—	—
EQ/Morgan Stanley Small Cap Growth	—	(1,811,578)	—
EQ/Oppenheimer Global	—	(211,775)	—
EQ/PIMCO Global Real Return	(981,415)	—	(1,733,696)
EQ/PIMCO Real Return	—	—	(3,286,756)
EQ/PIMCO Total Return	(311,250)	8,135,782	(8,548,743)
EQ/PIMCO Ultra Short Bond	—	—	(1,615,625)
EQ/Quality Bond PLUS	—	4,430,153	(5,391,204)
EQ/Science and Technology	(3,885)	—	—
EQ/Small Company Index	—	220,360	(353,070)
EQ/T. Rowe Price Growth Stock	—	—	—
EQ/T. Rowe Price Health Sciences	(15,403)	—	(242,863)
EQ/Templeton Global Equity Managed Volatility	—	—	—
EQ/UBS Growth and Income	—	—	—
EQ/Wellington Energy	—	577,218	(9,987,336)
Multimanager Aggressive Equity	—	—	—
Multimanager Core Bond	—	(2,668,427)	(3,283,639)
Multimanager Mid Cap Growth	—	—	—
Multimanager Mid Cap Value	—	—	—
Multimanager Technology	(17,027)	—	—

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The following Portfolios have an India capital gains tax capital loss carryforward of approximately:

Portfolios:	INR (as of March 31, 2019)	Converted to USD (as of December 31, 2019)
EQ/Global Equity Managed Volatility	55,779,033	$781,458
EQ/MFS International Growth	45,858,831	642,477
EQ/Oppenheimer Global	26,069,195	365,227

A portion of 1290 VT DoubleLine Dynamic Allocation, 1290 VT Energy, 1290 VT Equity Income, 1290 VT High Yield Bond, 1290 VT Natural Resources, EQ/Emerging Markets Equity PLUS, EQ/Wellington Energy and EQ/Invesco Moderate Allocation’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations. The following Portfolios utilized net capital loss carryforwards during 2019 and/or have losses incurred that will be carried forward indefinitely as follows:

	Utilized		Losses carried forward
Portfolios:	Short Term	Long Term	Short Term	Long Term
1290 VT Energy	$3,655	$—	$35,419	$118,385
1290 VT Multi-Alternative Strategies	—	—	28,806	33,717
1290 VT DoubleLine Dynamic Allocation	—	135,610	246,202	21,541
1290 VT DoubleLine Opportunistic Bond	1,589,700	—	1,427,392	2,255,997
1290 VT Equity Income	—	—	772,465	3,289,158
1290 VT GAMCO Mergers & Acquisitions	—	—	854,036	—
1290 VT High Yield Bond	27,166	—	2,806,026	8,265,992
1290 VT Natural Resources	—	—	478,354	1,415,262
EQ/International Managed Volatility	3,291,414	1,221,911	—	—
EQ/AB Dynamic Aggressive Growth	200,222	23,728	—	—
EQ/AB Dynamic Growth	2,915,873	211,905	—	—
EQ/AB Short Duration Government Bond	820,531	—	2,616,151	8,516,012
EQ/Core Bond Index	5,993,139	—	—	12,904,477
EQ/Emerging Markets Equity PLUS	683,263	996,031	252,057	313,264
EQ/Fidelity Institutional AM® Large Cap	10,162,686	—	2,039,562	—
EQ/Global Bond PLUS	986,435	581,160	—	—
EQ/Goldman Sachs Mid Cap Value	134,760	—	—	—
EQ/Intermediate Government Bond	9,515,473	—	793,492	34,070,151
EQ/International Equity Index	—	10,295,271	649,196	38,130,807
EQ/Invesco International Growth	34,240	—	—	—
EQ/Invesco Moderate Allocation	3,401,580	2,263,919	870,163	1,389,197
EQ/JPMorgan Growth Allocation	512,473	641,265	—	—
EQ/Legg Mason Moderate Allocation	2,223,638	79,363	—	—
EQ/MFS Mid Cap Focused Growth	764,267	—	—	—
EQ/MFS Technology	—	—	4,014,228	—
EQ/MFS Utilities Series	110,813	—	—	—
EQ/Oppenheimer Global	—	—	1,108,925	33,613
EQ/PIMCO Ultra Short Bond	—	—	—	22,797,606
EQ/Quality Bond PLUS	5,810,705	8,036,260	—	4,483,536
EQ/Science and Technology	27,853	—	—	—
EQ/T. Rowe Price Health Sciences	—	—	3,278,481	58,163
EQ/Wellington Energy	—	—	9,128,605	11,072,371
Multimanager Core Bond	2,900,217	8,560,648	—	—

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of

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further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off- balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Portfolio’s financial statements. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Unfunded Commitments:

Certain Portfolios entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Portfolios to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Portfolios may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statements of Operations.

At December 31, 2019, the Portfolios did not have any outstanding unfunded loan commitments.

Accounting for Derivative Instruments:

Following is a description of how and why the Portfolios use derivative instruments, the type of derivatives utilized by the Portfolios during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Portfolios may use derivatives in an attempt to achieve an economic hedge, the Portfolio’s derivatives are not accounted for as hedging instruments because the Portfolios account for their derivatives at fair value and record any changes in fair value in current period earnings in the Statement of Operations. All open derivative positions at period end are reflected on each respective Portfolio’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Portfolio’s Portfolio of Investments. Portfolio securities are reserved and/or pledged with the custodian for current or potential derivative holdings as necessary throughout the year.

Options:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put

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December 31, 2019

option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Certain Portfolios may purchase put options on securities to increase the Portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolios will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Futures Contracts, Options on Futures Contracts, and Foreign Currency Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Portfolios are rights to buy, or sell a futures contract for a set price in the future. Certain Portfolios buy or sell futures contracts for the purpose of protecting their Portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Portfolio’s credit risk is limited to failure of the exchange or board of trade.

The Portfolios may be exposed to foreign currency risks associated with Portfolio investments. Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking-to -market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from forward foreign currency transactions in the Statements of Operations of the Portfolios. The Portfolios may engage in these forward contracts to protect against uncertainty in the level of future rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios also buy forward foreign currency contracts to gain exposure to currencies. The Portfolios are subject to off- balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

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Forward settling transactions:

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward settling transactions”). Portfolios may designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or may enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward settling transaction may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward settling transaction may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time.

Certain Portfolios may enter into to-be-announced purchase or sale commitments (“TBA transactions”), pursuant to which it agrees to purchase or sell, respectively, mortgage backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by a Portfolio are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. Portfolios may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the portfolio maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the portfolio maintains an entitlement to the security to be sold.

Each of the EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Quality Bond PLUS Portfolio and Multimanager Core Bond Portfolio entered into financing transactions referred to as “sale-buybacks” during the year ended December 31, 2019. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Portfolio’s Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of: (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold; and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Portfolio’s Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Portfolio’s Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio.

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Master netting arrangements and collateral:

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Sub-Advisors on behalf of the Portfolios with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Portfolio of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA transactions, delayed-delivery or sale- buybacks by and between the Sub-Advisors on behalf of the Portfolios and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged and/or received, and the net exposure by counterparty as of period end is disclosed in the Portfolio of Investments.

ISDA Master Agreements and Master Forward Agreements are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Under most ISDA Master Agreements and Master Forward Agreements, collateral is routinely pledged if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 (on a per counterparty basis) depending on the counterparty and the type of master agreement.

Collateral on OTC derivatives, forward settling transactions and centrally cleared derivatives may be in the form of cash or debt securities issued by the U.S. government or related agencies or foreign governments. Cash pledged as collateral by a Portfolio is reflected as cash held as collateral at the broker in the accompanying financial statements and generally is restricted from withdrawal by the Portfolio; securities pledged as collateral by a Portfolio are so noted in the accompanying Portfolio of Investments; both remain in the Portfolio’s assets. Securities received as collateral by counterparties are not included in the Portfolio’s assets because the Portfolio does not obtain effective control over those securities. The obligation to return cash collateral received from counterparties is included as a liability in the accompanying financial statements. Collateral posted or received by the Portfolio may be held in a segregated account at the respective counterparty or Portfolio’s custodian. As of December 31, 2019, collateral pledged by counterparties to 1290 VT DoubleLine Dynamic Allocation for OTC derivatives consisted of $325,000 in the form of a U.S. Treasury Bond.

Cash and Statement of Cash Flows:

In accordance with GAAP, the Portfolios consider cash which is not readily investable or available for withdrawal, such as initial margin pledged for derivatives, to be restricted cash for the purposes of reporting in the Statement of Cash Flows.

Due to the volume of sale-buyback transactions during the year ended December 31, 2019, the EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return Portfolio and EQ/PIMCO Ultra Short Bond Portfolio are presenting a Statement of Cash Flows. The Statement of Cash Flows, as applicable, has been prepared using the indirect method which requires increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

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Repurchase Agreements:

During the year ended December 31, 2019, the EQ/Money Market Portfolio entered into repurchase agreements through an account at JPMorgan Chase Bank, N.A. (“JPMorgan”), the Portfolio’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For a repurchase agreement, JPMorgan takes possession of the collateral pledged for investments in such repurchase agreement. The underlying collateral is valued daily on a mark- to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Repurchase agreements outstanding at period end, if any, including the underlying debt obligation (collateral) assigned to each agreement, are included within the Portfolio’s Portfolio of Investments.

Joint Repurchase Agreements:

During the year ended December 31, 2019, certain Portfolios have transferred cash collateral received from the securities lending program to a joint account at JPMorgan, the lending agent. The joint account aggregates cash collateral received from the participating Portfolios, along with other customers of JPMorgan, in order to execute joint repurchase agreement transactions with various counterparties (the “Joint Repurchase Agreements”). As such, each Portfolio has a proportionate interest in one or more of the Joint Repurchase Agreements. The Joint Repurchase Agreements can contractually be collateralized by U.S. Government Treasury Securities, U.S. Government Agency Securities, Supranational/ Non-U.S. Agency or U.S. Equity Securities and are held at a financial institution acting as a tri-party custodian. In a Joint Repurchase Agreement, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price, which reflects the effective rate of return for the term of the agreement. The underlying collateral is marked to market daily to ensure that the value of the collateral pledged is equal to or greater than the agreed upon repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to cause JPMorgan to liquidate the collateral. JPMorgan shall indemnify the Portfolios against a decline in the value of the collateral below the agreed upon repurchase price. However, the execution of such actions may result in the delay of realization of the collateral by the Portfolios. The details of the proportionate share of the Joint Repurchase Agreements open at December 31, 2019 for the Portfolios are reflected in each Portfolio’s Portfolio of Investments. At December 31, 2019, the Joint Repurchase Agreements (on a gross basis, including other customers of JPMorgan) in which the Portfolios participated were as follows:

Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $150,013,200, collateralized by various U.S. Government Agency Securities, ranging from 2.007% - 7.500%, maturing 6/25/21 – 8/20/69; total market value $153,000,000.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $100,009,000, collateralized by various U.S. Government Treasury Securities, ranging from 1.000% - 1.625%, maturing 8/15/29 – 2/15/46; total market value $102,000,080.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $100,009,445, collateralized by various U.S. Government Treasury Securities, ranging from 1.000% - 2.375%, maturing 8/15/20 – 2/15/46; total market value $102,000,020.

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Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $100,015,000, collateralized by various Foreign Government Agency Securities, ranging from 1.375% - 2.750%, maturing 7/23/21 – 10/16/24; total market value $102,000,722.

Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $200,061,800, collateralized by various U.S. Government Treasury Securities, ranging from 2.000% - 2.875%, maturing 8/15/25 – 8/15/47; total market value $204,000,000.

HSBC Bank plc, 2.55%, dated 12/31/19, due 1/2/20, repurchase price $350,049,622, collateralized by various U.S. Government Treasury Securities, ranging from 0.500%-3.125%, maturing 7/15/20 – 5/15/48; total market value $357,168,203.

HSBC Securities, Inc., 1.55%, dated 12/31/19, due 1/2/20, repurchase price $100,008,250, collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 3.000%, maturing 11/15/40 – 2/15/47; total market value $102,008,801.

NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $25,002,375, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125% - 3.625%, maturing 1/31/21 – 8/15/43; total market value $27,222,228.

NBC Global Finance Ltd., 1.74%, dated 12/31/19, due 1/7/20, repurchase price $150,050,743, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.000% - 3.875%, maturing 1/21/20 – 5/15/48; total market value $162,773,747.

Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $100,030,325, collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/2/20 – 2/15/49; total market value $102,000,000.

Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $250,076,000, collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/2/20 – 2/15/48; total market value $255,000,000.

Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $150,014,100, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625% - 5.375%, maturing 6/15/20 – 11/15/49; total market value $165,655,966.

Societe Generale SA, 1.72%, dated 12/31/19, due 1/7/20, repurchase price $100,033,450, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625% - 5.375%, maturing 6/15/20 – 11/15/49; total market value $110,437,311.

Securities Lending:

During the year ended December 31, 2019, certain Portfolios entered into securities lending transactions. To generate additional income, a Portfolio may lend its portfolio securities, up to 30% of the market value of the Portfolio’s total assets, to brokers, dealers, and other financial institutions.

JPMorgan serves as securities lending agent for the securities lending program of the Trust. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Portfolio or the borrower at anytime.

The Portfolios’ securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements or government money market funds and shown in the Portfolio of Investments and included in calculating the Portfolio’s total assets. U.S. Government securities received as collateral, if any, are held in safekeeping by JPMorgan and cannot

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be sold or repledged by the Portfolio and accordingly are not reflected in the Portfolio’s total assets. For additional information on the non-cash collateral received, please refer to note (xx) in the Portfolio of Investments. Certain of the securities on loan may have been sold prior to the close of the reporting period and are included in Receivables for Securities Sold on the Statements of Assets and Liabilities.

The Portfolios receive payments from the lending agent equivalent to any dividends and/or interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from the lending agent and reflected in the Statements of Operations under “Securities lending (net).” The Portfolios may invest cash collateral in joint repurchase agreements or government money market funds as indicated on the Portfolio of Investments, and record a liability in the Statements of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Such liabilities, if any, are reflected in the Statements of Assets and Liabilities under “Payable for return of collateral on securities loaned”. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the lending agent to be of good standing and creditworthy and approved by FMG LLC. Loans are subject to termination by a Portfolio or the borrower at any time, and, therefore, are not considered to be illiquid investments. The lending agent receives a fee based on a percentage of earnings derived from the investment of cash collateral. The Portfolios receive 90% of the net earnings of the Repurchase Agreements up to $45 million of aggregate earnings across all Portfolios within a calendar year and 92% thereafter.

The Securities Lending Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, a Portfolio may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Portfolio sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Portfolio by purchasing replacement securities at JPMorgan’s expense, or paying the Portfolio an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agreement between the Portfolio and JPMorgan.

At December 31, 2019, the Securities Lending Agreement does not permit the Portfolio to enforce a netting arrangement.

Market and Credit Risk:

A Portfolio’s investments in financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, foreign securities, forward settling transactions and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. When nominal interest rates decline, the value of certain fixed-income securities held by a Portfolio generally rises. Conversely, when nominal interest rates rise, the value of certain fixed income securities held by a Portfolio generally decreases. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may lose money if these changes are not anticipated by Portfolio management. A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e., yield) movements. As of December 31, 2019, interest rates are near historic lows in the United States, and

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December 31, 2019

below zero in other parts of the world, including certain European countries and Japan. A Portfolio is subject to greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Many debt securities, derivatives and other financial instruments utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. In July 2017, the UK Financial Conduct Authority announced that after 2021 it will cease its active encouragement of UK banks to provide quotations needed to sustain LIBOR, suggesting that LIBOR may cease to be published after that time. Financial industry groups have begun planning for a transition to the use of a different benchmark, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Portfolio’s performance or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

Foreign (non-U.S.) securities in this report are classified by the country of risk of a holding. Investments in foreign securities, including depositary receipts, involve risks not associated with investment in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, foreign operations or holding can involve risks relating to conditions in foreign countries.

Forward settling transactions and forward foreign currency contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. They are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Portfolio may lose both the investment opportunity for its assets if set aside to pay for the security and any gain in the security.

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The market values of the Portfolio’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Portfolio. Even when markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Portfolio seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a financial derivatives contract, repurchase agreement or a loan of portfolio securities or other transactions, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Certain Portfolios may invest in below investment grade high-yield securities (commonly known as “junk bonds”). These securities are considered to be high risk investments. Securities rated below investment grade are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities because such securities are generally unsecured and subordinated to other creditors’ claims. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse economic conditions could make it difficult to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s NAV.

Because certain Portfolios invest in affiliated mutual funds, unaffiliated mutual funds and ETFs, the Portfolios indirectly pay a portion of the expenses incurred by the underlying funds and ETFs. As a result, the cost of investing in the Portfolios may be higher than the cost of investing in a Portfolio that invests directly in individual securities and financial instruments. The Portfolios are also subject to certain risks related to the underlying funds’ and ETFs’ investments in securities and financial instruments (such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities) and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the underlying fund or ETF to meet its investment objective. With respect to the Portfolio’s investments in ETFs, there is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investments in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular underlying fund or ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the underlying fund or ETF, which will vary.

Offsetting Assets and Liabilities:

The Portfolios may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. As the Master Agreements are specific to unique operations of different asset types; they allow a

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December 31, 2019

Portfolio to close out and net its total exposure to counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Note 2	Management of the Trust

The Trust, on behalf of each Portfolio, has entered into an investment advisory agreement (the “Advisory Agreement”) with FMG LLC which provides that the Adviser is responsible for (i) providing a continuous investment program for the Portfolios; (ii) monitoring the implementation of the investment program for each Portfolio; (iii) assessing the investment objectives and policies, composition, investment style and investment process for each Portfolio; (iv) effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions; (v) developing and evaluating strategic initiatives with respect to the Portfolios; (vi) making recommendations to the Board regarding the investment programs of the Portfolios, including any changes to the investment objectives and policies of a Portfolio; (vii) coordinating and/or implementing strategic initiatives approved by the Board; and (viii) preparing and providing reports to the Board on the impact of such strategic initiatives. For its services under the Advisory Agreement, the Adviser is entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
All Asset Growth-Alt 20	0.100% of average daily net assets
EQ/Franklin Templeton Allocation Managed Volatility	0.050% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT Convertible Securities	0.700%	0.680%	0.660%	0.640%	0.630%
1290 VT DoubleLine Dynamic Allocation	0.750	0.700	0.675	0.650	0.625
1290 VT DoubleLine Opportunistic Bond	0.600	0.575	0.550	0.530	0.520
1290 VT Equity Income	0.750	0.700	0.675	0.650	0.625
1290 VT GAMCO Mergers & Acquisitions	0.900	0.850	0.825	0.800	0.775
1290 VT GAMCO Small Company Value	0.750	0.700	0.675	0.650	0.625
1290 VT High Yield Bond	0.600	0.580	0.560	0.540	0.530
1290 VT Micro Cap	0.850	0.800	0.775	0.750	0.725
1290 VT Moderate Growth Allocation	0.700	0.650	0.625	0.600	0.575
1290 VT Small Cap Value	0.800	0.750	0.725	0.700	0.675
1290 VT SmartBeta Equity	0.700	0.650	0.625	0.600	0.575
EQ/AB Dynamic Aggressive Growth	0.750	0.700	0.675	0.650	0.625
EQ/AB Dynamic Growth	0.750	0.700	0.675	0.650	0.625
EQ/AB Dynamic Moderate Growth	0.750	0.700	0.675	0.650	0.625
EQ/AB Short Duration Government Bond	0.450	0.430	0.410	0.390	0.380
EQ/AB Small Cap Growth	0.550	0.500	0.475	0.450	0.425
EQ/American Century Mid Cap Value	0.900	0.850	0.825	0.800	0.775
EQ/American Century Moderate Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/AXA Investment Managers Moderate Allocation	0.800	0.750	0.725	0.700	0.675
EQ/BlackRock Basic Value Equity	0.600	0.550	0.525	0.500	0.475
EQ/Capital Guardian Research	0.650	0.600	0.575	0.550	0.525
EQ/ClearBridge Large Cap Growth	0.650	0.600	0.575	0.550	0.525
EQ/ClearBridge Select Equity Managed Volatility	0.700	0.665	0.635	0.610	0.560

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December 31, 2019

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Emerging Markets Equity PLUS	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Fidelity Institutional AM® Large Cap	0.540	0.500	0.475	0.450	0.425
EQ/First Trust Moderate Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Franklin Balanced Managed Volatility	0.650	0.615	0.585	0.560	0.510
EQ/Franklin Rising Dividends	0.600	0.550	0.510	0.490	0.475
EQ/Franklin Small Cap Value Managed Volatility	0.700	0.665	0.635	0.610	0.560
EQ/Franklin Strategic Income	0.590	0.490	0.440	0.430	0.370
EQ/Global Bond PLUS	0.550	0.530	0.510	0.490	0.480
EQ/Global Equity Managed Volatility	0.740	0.720	0.690	0.665	0.615
EQ/Goldman Sachs Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Goldman Sachs Mid Cap Value	0.770	0.750	0.725	0.680	0.670
EQ/Goldman Sachs Moderate Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/International Core Managed Volatility	0.600	0.575	0.550	0.525	0.475
EQ/International Value Managed Volatility	0.600	0.575	0.550	0.525	0.475
EQ/Invesco Comstock	0.650	0.600	0.575	0.550	0.525
EQ/Invesco Global Real Estate	0.735	0.700	0.675	0.650	0.625
EQ/Invesco International Growth	0.710	0.700	0.675	0.650	0.625
EQ/Invesco Moderate Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Invesco Moderate Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Janus Enterprise	0.700	0.650	0.625	0.600	0.575
EQ/JPMorgan Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/JPMorgan Value Opportunities	0.600	0.550	0.525	0.500	0.475
EQ/Large Cap Core Managed Volatility	0.500	0.475	0.450	0.425	0.375
EQ/Large Cap Growth Managed Volatility	0.500	0.475	0.450	0.425	0.375
EQ/Large Cap Value Managed Volatility	0.500	0.475	0.450	0.425	0.375
EQ/Lazard Emerging Markets Equity	1.000	0.950	0.925	0.900	0.875
EQ/Legg Mason Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Legg Mason Moderate Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Loomis Sayles Growth	0.750	0.700	0.675	0.650	0.625
EQ/MFS International Growth	0.850	0.800	0.775	0.750	0.725
EQ/MFS International Value	0.860	0.820	0.700	0.700	0.700
EQ/MFS Mid Cap Focused Growth	0.850	0.800	0.775	0.750	0.725
EQ/MFS Technology	0.750	0.700	0.675	0.650	0.625
EQ/MFS Utilities Series	0.730	0.700	0.670	0.650	0.625
EQ/Mid Cap Value Managed Volatility	0.550	0.525	0.500	0.475	0.425
EQ/Money Market	0.350	0.325	0.280	0.270	0.250
EQ/Morgan Stanley Small Cap Growth	0.800	0.750	0.725	0.700	0.675
EQ/Oppenheimer Global	0.850	0.800	0.775	0.750	0.725
EQ/PIMCO Global Real Return	0.600	0.575	0.550	0.530	0.520
EQ/PIMCO Real Return	0.500	0.475	0.450	0.430	0.420
EQ/PIMCO Total Return	0.500	0.475	0.450	0.430	0.420
EQ/PIMCO Ultra Short Bond	0.500	0.475	0.450	0.430	0.420
EQ/Quality Bond PLUS	0.400	0.380	0.360	0.340	0.330
EQ/Science and Technology	0.850	0.800	0.775	0.750	0.725
EQ/T. Rowe Price Growth Stock	0.750	0.700	0.675	0.650	0.625
EQ/T. Rowe Price Health Sciences	0.950	0.900	0.875	0.850	0.825

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December 31, 2019

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Templeton Global Equity Managed Volatility	0.700%	0.665%	0.635%	0.610%	0.560%
EQ/UBS Growth and Income	0.750	0.700	0.675	0.650	0.625
EQ/Wellington Energy	0.850	0.800	0.775	0.750	0.725
Multimanager Aggressive Equity	0.580	0.550	0.525	0.500	0.475
Multimanager Core Bond	0.550	0.530	0.510	0.490	0.480
Multimanager Mid Cap Growth	0.800	0.750	0.725	0.700	0.675
Multimanager Mid Cap Value	0.800	0.750	0.725	0.700	0.675
Multimanager Technology	0.950	0.900	0.875	0.850	0.825

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Thereafter
ATM International Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
ATM Large Cap Managed Volatility	0.450	0.425	0.400	0.375	0.350
ATM Mid Cap Managed Volatility	0.450	0.425	0.400	0.375	0.350
ATM Small Cap Managed Volatility	0.450	0.425	0.400	0.375	0.350
EQ/500 Managed Volatility	0.450	0.425	0.400	0.375	0.350
EQ/400 Managed Volatility	0.450	0.425	0.400	0.375	0.350
EQ/2000 Managed Volatility	0.450	0.425	0.400	0.375	0.350
EQ/lnternational Managed Volatility	0.450	0.425	0.400	0.375	0.350
EQ/Aggressive Growth Strategy	0.1000	0.0925	0.0900	0.0875	0.0850
EQ/Balanced Strategy	0.1000	0.0925	0.0900	0.0875	0.0850
EQ/Conservative Growth Strategy	0.1000	0.0925	0.0900	0.0875	0.0850
EQ/Conservative Strategy	0.1000	0.0925	0.0900	0.0875	0.0850
EQ/Growth Strategy	0.1000	0.0925	0.0900	0.0875	0.0850
EQ/Moderate Growth Strategy	0.1000	0.0925	0.0900	0.0875	0.0850
EQ/Ultra Conservative Strategy	0.1000	0.0925	0.0900	0.0875	0.0850

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Thereafter
1290 VT Energy	0.500%	0.450%	0.425%
1290 VT Low Volatility Global Equity	0.500	0.450	0.425
1290 VT Multi-Alternative Strategies	0.500	0.450	0.425
1290 VT Natural Resources	0.500	0.450	0.425
1290 VT Real Estate	0.500	0.450	0.425
1290 VT Socially Responsible	0.500	0.450	0.425
EQ/Common Stock Index	0.350	0.300	0.275
EQ/Core Bond Index	0.350	0.300	0.275
EQ/Equity 500 Index	0.250	0.200	0.175
EQ/Intermediate Government Bond	0.350	0.300	0.275
EQ/International Equity Index	0.400	0.350	0.325
EQ/Large Cap Growth Index	0.350	0.300	0.275
EQ/Large Cap Value Index	0.350	0.300	0.275
EQ/Mid Cap Index	0.350	0.300	0.275
EQ/Small Company Index	0.250	0.200	0.175

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December 31, 2019

Prior to October 1, 2019 the following Portfolios’ management fees were as follows:

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 VT Convertible Securities	0.700%	0.680%	0.660%	0.640%	0.630%
1290 VT DoubleLine Dynamic Allocation	0.750	0.700	0.675	0.650	0.625
1290 VT Equity Income	0.750	0.700	0.675	0.650	0.625
1290 VT GAMCO Mergers & Acquisitions	0.900	0.850	0.825	0.800	0.775
1290 VT GAMCO Small Company Value	0.750	0.700	0.675	0.650	0.625
1290 VT High Yield Bond	0.600	0.580	0.560	0.540	0.530
1290 VT Micro Cap	0.850	0.800	0.775	0.750	0.725
1290 VT Moderate Growth Allocation	0.700	0.650	0.625	0.600	0.575
1290 VT Small Cap Value	0.800	0.750	0.725	0.700	0.675
1290 VT SmartBeta Equity	0.700	0.650	0.625	0.600	0.575
EQ/AB Dynamic Aggressive Growth	0.750	0.700	0.675	0.650	0.625
EQ/AB Dynamic Growth	0.750	0.700	0.675	0.650	0.625
EQ/AB Dynamic Moderate Growth	0.750	0.700	0.675	0.650	0.625
EQ/AB Small Cap Growth	0.550	0.500	0.475	0.450	0.425
EQ/American Century Mid Cap Value	0.900	0.850	0.825	0.800	0.775
EQ/American Century Moderate Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/AXA Investment Managers Moderate Allocation	0.800	0.750	0.725	0.700	0.675
EQ/BlackRock Basic Value Equity	0.600	0.550	0.525	0.500	0.475
EQ/Capital Guardian Research	0.650	0.600	0.575	0.550	0.525
EQ/ClearBridge Large Cap Growth	0.650	0.600	0.575	0.550	0.525
EQ/ClearBridge Select Equity Managed Volatility	0.700	0.650	0.625	0.600	0.575
EQ/Emerging Markets Equity PLUS	0.700	0.650	0.625	0.600	0.575
EQ/Fidelity Institutional AM® Large Cap	0.540	0.500	0.475	0.450	0.425
EQ/First Trust Moderate Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Franklin Balanced Managed Volatility	0.650	0.600	0.575	0.550	0.525
EQ/Franklin Rising Dividends	0.600	0.550	0.510	0.490	0.475
EQ/Franklin Small Cap Value Managed Volatility	0.700	0.650	0.625	0.600	0.575
EQ/Global Bond PLUS	0.550	0.530	0.510	0.490	0.480
EQ/Global Equity Managed Volatility	0.750	0.700	0.675	0.650	0.625
EQ/Goldman Sachs Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Goldman Sachs Mid Cap Value	0.770	0.750	0.725	0.680	0.670
EQ/Goldman Sachs Moderate Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/International Core Managed Volatility	0.600	0.575	0.525	0.500	0.475
EQ/International Value Managed Volatility	0.600	0.575	0.525	0.500	0.475
EQ/Invesco Comstock	0.650	0.600	0.575	0.550	0.525
EQ/Invesco Global Real Estate	0.735	0.700	0.675	0.650	0.625
EQ/Invesco International Growth	0.710	0.700	0.675	0.650	0.625
EQ/Invesco Moderate Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Invesco Moderate Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Janus Enterprise	0.700	0.650	0.625	0.600	0.575
EQ/JPMorgan Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/JPMorgan Value Opportunities	0.600	0.550	0.525	0.500	0.475
EQ/Large Cap Core Managed Volatility	0.500	0.475	0.425	0.400	0.375
EQ/Large Cap Growth Managed Volatility	0.500	0.475	0.425	0.400	0.375
EQ/Large Cap Value Managed Volatility	0.500	0.475	0.425	0.400	0.375
EQ/Lazard Emerging Markets Equity	1.000	0.950	0.925	0.900	0.875
EQ/Legg Mason Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Legg Mason Moderate Allocation	0.800	0.750	0.725	0.700	0.675

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	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/Loomis Sayles Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/MFS International Growth	0.850	0.800	0.775	0.750	0.725
EQ/MFS International Value	0.860	0.820	0.700	0.700	0.700
EQ/MFS Mid Cap Focused Growth	0.850	0.800	0.775	0.750	0.725
EQ/MFS Technology	0.750	0.700	0.675	0.650	0.625
EQ/MFS Utilities Series	0.730	0.700	0.670	0.650	0.625
EQ/Mid Cap Value Managed Volatility	0.550	0.525	0.475	0.450	0.425
EQ/Morgan Stanley Small Cap Growth	0.800	0.750	0.725	0.700	0.675
EQ/Oppenheimer Global	0.850	0.800	0.775	0.750	0.725
EQ/Quality Bond PLUS	0.400	0.380	0.360	0.340	0.330
EQ/Science and Technology	0.850	0.800	0.775	0.750	0.725
EQ/T. Rowe Price Growth Stock	0.750	0.700	0.675	0.650	0.625
EQ/T. Rowe Price Health Sciences	0.950	0.900	0.875	0.850	0.825
EQ/Templeton Global Equity Managed Volatility	0.700	0.650	0.625	0.600	0.575
EQ/UBS Growth and Income	0.750	0.700	0.675	0.650	0.625
EQ/Wellington Energy	0.850	0.800	0.775	0.750	0.725
Multimanager Aggressive Equity	0.580	0.550	0.525	0.500	0.475
Multimanager Core Bond	0.550	0.530	0.510	0.490	0.480
Multimanager Mid Cap Growth	0.800	0.750	0.725	0.700	0.675
Multimanager Mid Cap Value	0.800	0.750	0.725	0.700	0.675
Multimanager Technology	0.950	0.900	0.875	0.850	0.825

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Next $3 Billion	Thereafter
ATM International Managed Volatility	0.4500%	0.4250%	0.4000%	0.3500%
ATM Large Cap Managed Volatility	0.4500	0.4250	0.4000	0.3500
ATM Mid Cap Managed Volatility	0.4500	0.4250	0.4000	0.3500
ATM Small Cap Managed Volatility	0.4500	0.4250	0.4000	0.3500
EQ/500 Managed Volatility	0.4500	0.4250	0.4000	0.3500
EQ/400 Managed Volatility	0.4500	0.4250	0.4000	0.3500
EQ/2000 Managed Volatility	0.4500	0.4250	0.4000	0.3500
EQ/International Managed Volatility	0.4500	0.4250	0.4000	0.3500
EQ/Aggressive Growth Strategy	0.1000	0.0925	0.0900	0.0875
EQ/Balanced Strategy	0.1000	0.0925	0.0900	0.0875
EQ/Conservative Growth Strategy	0.1000	0.0925	0.0900	0.0875
EQ/Conservative Strategy	0.1000	0.0925	0.0900	0.0875
EQ/Growth Strategy	0.1000	0.0925	0.0900	0.0875
EQ/Moderate Growth Strategy	0.1000	0.0925	0.0900	0.0875
EQ/Ultra Conservative Strategy	0.1000	0.0925	0.0900	0.0875

With the exception of the All Asset Growth-Alt 20 Portfolio, EQ/Franklin Templeton Allocation Managed Volatility Portfolio, ETF Portfolios, and Strategic Allocation Series Portfolios, the Adviser has entered into an investment advisory agreement (“Sub-Advisory Agreements”) with each of the Sub-Advisers with respect to the Trust’s Portfolios. Each of the Sub-Advisory Agreements obligates the Sub-Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Adviser or the respective Sub-Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Adviser pays the expenses of investment sub-advisory services provided to the Portfolios, including the fees of the Sub-Advisers.

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December 31, 2019

Compensation of Officers:

Each officer of the Trust is an employee of AXA Equitable, FMG LLC and/or AXA Distributors, LLC. No officer of the Trust, other than the Chief Compliance Officer, receives compensation paid by Trust. During the year ended December 31, 2019, the Chief Compliance Officer received, from the three trusts in the fund complex, compensation in the amount of $75,000, of which the Trust paid $64,023.

Note 3	Administrative Fees

FMG LLC serves as Administrator to the Trust. As Administrator, FMG LLC provides the Trust with necessary administrative, fund accounting, and compliance services. In addition, FMG LLC makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. FMG LLC may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays FMG LLC an annual fee payable monthly as follows:

Each of the 1290 VT Moderate Growth Allocation Portfolio, EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth Portfolio, EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Legg Mason Growth Allocation Portfolio, EQ/Legg Mason Moderate Allocation Portfolio, the Tactical Portfolios, the Multiadviser Portfolios, the All Asset Growth-Alt 20 Portfolio, Strategic Allocation Series Portfolios and the EQ/Franklin Templeton Allocation Managed Volatility Portfolio, together with each series of the AXA Premier VIP Trust (“VIP”), a separate registered investment company managed by FMG LLC, paid the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee. The below shows the asset based administration fee rates based on aggregate average daily net assets of the above mentioned Portfolios:

0.140% on the first $60 billion

0.110% on the next $20 billion

0.0875% on the next $20 billion

0.0800% on assets thereafter

All other Portfolios each pay the greater of $30,000 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge of the Portfolios

0.100% on the first $30 billion

0.0975% on the next $10 billion

0.0950% on the next $5 billion

0.0800% on assets thereafter

Pursuant to a sub-administration arrangement with FMG LLC, the Sub-Administrator assists the Administrator in providing the Trust with certain administrative services, including portfolio compliance and portfolio accounting support services, subject to the supervision of FMG LLC.

Note 4	Custody Fees

The Trust has entered into a custody agreement (the “Custody Agreement”) with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s Portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Portfolio’s account, cash, securities and other assets of the Portfolios. The Custodian is also required,

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities. At year end, certain of the Portfolios maintain significant cash balances with the Custodian or its affiliates. These balances are presented as cash on each Portfolio’s Statement of Assets and Liabilities.

Note 5	Distribution Plans

The Trust, on behalf of each Portfolio, has entered into distribution agreements with AXA Distributors, LLC (“AXA Distributors” or the “Distributor”), an indirect wholly-owned subsidiary of AXA Equitable and an affiliate of FMG LLC, pursuant to which the Distributor serves as the principal underwriter of the Class IA, Class IB and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to each of Class IA and Class IB shares of the Trust (“Distribution Plans”). The Distribution Plans provide that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IA and Class IB shares for which it provides service.

Note 6	Expense Limitation

FMG LLC has contractually agreed to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses (with respect to certain Portfolios) and extraordinary expenses) through April 30, 2021 (unless the Board consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”), pursuant to which FMG LLC has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses do not exceed the following annual rates:

	Maximum Annual Operating Expense Limit
Portfolios:	Class IA+		Class IB+		Class K
All Asset Growth-Alt 20	1.35	%*	1.35	%*	1.10	%*
EQ/Ultra Conservative Strategy	0.95	*	0.95	*	0.70	*
EQ/Conservative Strategy	0.95	*	0.95	*	0.70	*
EQ/Conservative Growth Strategy	1.00	*	1.00	*	0.75	*
EQ/Balanced Strategy	1.05	*	1.05	*	0.80	*
EQ/Moderate Growth Strategy	1.10	*	1.10	*	0.85	*
EQ/Growth Strategy	1.10	*	1.10	*	0.85	*
EQ/Aggressive Growth Strategy	N/A		1.15	*	0.90	*
EQ/Franklin Templeton Allocation Managed Volatility	1.20	*	1.20	*	0.95	*
1290 VT Energy	N/A		0.90	*	0.65	*
1290 VT Low Volatility Global Equity	N/A		0.90	*	0.65	*
1290 VT Moderate Growth Allocation	N/A		1.10	*	0.85	*
1290 VT Multi-Alternative Strategies	N/A		1.65	*	1.40	*
1290 VT Convertible Securities	N/A		1.15	*	0.90	*
1290 VT DoubleLine Dynamic Allocation	N/A		1.20	*	0.95	*
1290 VT DoubleLine Opportunistic Bond	N/A		0.95	*	0.70	*
1290 VT Equity Income	0.95		0.95		0.70
1290 VT GAMCO Small Company Value	1.10		1.10		0.85
1290 VT High Yield Bond	N/A		1.00		0.75
1290 VT Micro Cap	N/A		1.15		0.90
1290 VT Natural Resources	N/A		0.90		0.65
1290 VT Real Estate	N/A		0.90		0.65
1290 VT Small Cap Value	N/A		1.15		0.90
1290 VT SmartBeta Equity	N/A		1.15		0.90

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December 31, 2019

	Maximum Annual Operating Expense Limit
Portfolios:	Class IA+		Class IB+		Class K
1290 VT Socially Responsible	1.15%		1.15%		0.90%
ATM Large Cap Managed Volatility	0.85		0.85		0.60
ATM Mid Cap Managed Volatility	0.85		0.85		0.60
ATM Small Cap Managed Volatility	0.85		0.85		0.60
ATM International Managed Volatility	N/A		0.90		0.65
EQ/500 Managed Volatility	0.85		0.85		0.60
EQ/400 Managed Volatility	0.85		0.85		0.60
EQ/2000 Managed Volatility	0.85		0.85		0.60
EQ/International Managed Volatility	N/A		0.90		0.65
EQ/AB Dynamic Aggressive Growth	N/A		1.20	*	0.95	*
EQ/AB Dynamic Growth	N/A		1.20	*	0.95	*
EQ/AB Dynamic Moderate Growth	1.20	*	1.20	*	0.95	*
EQ/AB Short Duration Government Bond	0.80		0.80		0.55
EQ/AB Small Cap Growth	1.00		1.00		0.75
EQ/American Century Mid Cap Value†	N/A		1.00	*	0.75	*
EQ/American Century Moderate Growth Allocation	N/A		1.20	*	0.95	*
EQ/AXA Investment Managers Moderate Allocation	N/A		1.20	*	0.95	*
EQ/BlackRock Basic Value Equity	0.95		0.95		0.70
EQ/Capital Guardian Research	0.97		0.97		0.72
EQ/ClearBridge Large Cap Growth	1.05		1.05		0.80
EQ/ClearBridge Select Equity Managed Volatility	1.05		1.05		0.80
EQ/Core Bond Index	0.72		0.72		0.47
EQ/Emerging Markets Equity PLUS	N/A		1.20		0.95
EQ/Fidelity Institutional AM® Large Cap†	N/A		0.87	*	0.62	*
EQ/First Trust Moderate Growth Allocation	N/A		1.20	*	0.95	*
EQ/Franklin Balanced Managed Volatility	1.05		1.05		0.80
EQ/Franklin Rising Dividends†	N/A		0.87	*	0.62	*
EQ/Franklin Small Cap Value Managed Volatility	1.10		1.10		0.85
EQ/Franklin Strategic Income†	N/A		0.93	*	0.68	*
EQ/Global Bond PLUS	0.95		0.95		0.70
EQ/Global Equity Managed Volatility	1.10		1.10		0.85
EQ/Goldman Sachs Growth Allocation	N/A		1.20	*	0.95	*
EQ/Goldman Sachs Mid Cap Value†	N/A		1.09	*	0.84	*
EQ/Goldman Sachs Moderate Growth Allocation	N/A		1.20	*	0.95	*
EQ/International Core Managed Volatility	1.05		1.05		0.80
EQ/International Equity Index	0.79	*	0.79	*	0.54	*
EQ/International Value Managed Volatility	1.05		1.05		0.80
EQ/Invesco Comstock	1.00		1.00		0.75
EQ/Invesco Global Real Estate†	N/A		1.27	*	1.02	*
EQ/Invesco International Growth†	N/A		1.18	*	0.93	*
EQ/Invesco Moderate Allocation	N/A		1.20	*	0.95	*
EQ/Invesco Moderate Growth Allocation	N/A		1.20	*	0.95	*
EQ/Janus Enterprise	1.05		1.05		0.80
EQ/JPMorgan Growth Allocation	N/A		1.20	*	0.95	*
EQ/JPMorgan Value Opportunities	1.00		1.00		0.75
EQ/Large Cap Core Managed Volatility	0.90		0.90		0.65
EQ/Large Cap Growth Managed Volatility	0.90		0.90		0.65
EQ/Large Cap Value Managed Volatility	0.90		0.90		0.65
EQ/Lazard Emerging Markets Equity†	N/A		1.38	*	1.13	*
EQ/Legg Mason Growth Allocation	N/A		1.20	*	0.95	*
EQ/Legg Mason Moderate Allocation	N/A		1.20	*	0.95	*

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December 31, 2019

	Maximum Annual Operating Expense Limit
Portfolios:	Class IA+	Class IB+		Class K
EQ/Loomis Sayles Growth	1.05%	1.05%		0.80%
EQ/MFS International Growth	1.15	1.15		0.90
EQ/MFS International Value†	N/A	1.15	*	0.90	*
EQ/MFS Mid Cap Focused Growth†	N/A	1.10	*	0.85	*
EQ/MFS Technology†	N/A	1.14	*	0.89	*
EQ/MFS Utilities Series†	N/A	1.05	*	0.80	*
EQ/Mid Cap Value Managed Volatility	1.00	1.00		0.75
EQ/Morgan Stanley Small Cap Growth	N/A	1.15		0.90
EQ/Oppenheimer Global	1.15	1.15		0.90
EQ/PIMCO Global Real Return	N/A	1.00		0.75
EQ/PIMCO Real Return†	N/A	0.75	*	0.50	*
EQ/PIMCO Total Return†	N/A	0.75	*	0.50	*
EQ/PIMCO Ultra Short Bond	0.80	0.80		0.55
EQ/Quality Bond PLUS	0.85	0.85		0.60
EQ/Science and Technology†	N/A	1.15	*	0.90	*
EQ/T. Rowe Price Growth Stock	1.00	1.00		0.75
EQ/T. Rowe Price Health Sciences†	N/A	1.20	*	0.95	*
EQ/Templeton Global Equity Managed Volatility	1.10	1.10		0.85
EQ/UBS Growth and Income	1.05	1.05		0.80
EQ/Wellington Energy†	N/A	1.19	*	0.94	*
Multimanager Aggressive Equity	1.00	1.00		0.75
Multimanager Core Bond	0.90	0.90		0.65
Multimanager Mid Cap Growth	1.10	1.10		0.85
Multimanager Mid Cap Value	1.10	1.10		0.85
Multimanager Technology	1.20	1.20		0.95

*	For purposes of calculating the Maximum Annual Operating Expense Limit, the expenses of other investment companies in which the Portfolio invests are included in operating expenses.
+	Includes amounts payable pursuant to Rule 12b-1 under the 1940 Act.
N/A	This class of shares of the Portfolio either is not registered or is registered but not currently operational.
†	This Agreement shall continue in effect with respect to the Portfolio until April 30, 2021.

Prior to October 1, 2019, FMG LLC had agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, acquired fund fees and expenses (with respect to certain Portfolios), other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), did not exceed the following annualized rates:

	Maximum Annual Operating Expense Limit
Portfolios:	Class IA+	Class IB+		Class K
1290 VT Convertible Securities	N/A	1.25	*	1.00	*
1290 VT DoubleLine Opportunistic Bond	N/A	1.05	*	0.80	*

*	For purposes of calculating the Maximum Annual Operating Expense Limit, the expenses of other investment companies in which the Portfolio invests are included in operating expenses.
+	Includes amounts payable pursuant to Rule 12b-1 under the 1940 Act.

Prior to October 1, 2019, EQ/International Equity Index did not have an annual operating expense limit.

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December 31, 2019

Prior to March 13, 2019, FMG LLC had agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, acquired fund fees and expenses (with respect to certain Portfolios), other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), did not exceed the following annualized rates:

	Maximum Annual Operating Expense Limit
Portfolio:	Class IA+		Class IB+		Class K
EQ/Franklin Templeton Allocation Managed Volatility	1.25	*	1.25	*	1.00	*

*	For purposes of calculating the Maximum Annual Operating Expense Limit, the expenses of other investment companies in which the Portfolio invests are included in operating expenses.
+	Includes amounts payable pursuant to Rule 12b-1 under the 1940 Act.

Prior to January 1, 2019, FMG LLC had agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, acquired fund fees and expenses (with respect to certain Portfolios), other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), did not exceed the following annualized rates:

	Maximum Annual Operating Expense Limit
Portfolios:	Class IA+	Class IB+		Class K
1290 VT Convertible Securities	N/A	1.30	*	1.05	*
1290 VT DoubleLine Dynamic Allocation	N/A	1.25	*	1.00	*
1290 VT Equity Income	1.00	1.00		0.75
1290 VT High Yield Bond	N/A	1.05		0.80
EQ/AB Short Duration Government Bond	0.85	0.85		0.60
EQ/Global Equity Managed Volatility	1.15	1.15		0.90
EQ/Janus Enterprise	1.10	1.10		0.85
EQ/MFS International Growth	1.20	1.20		0.95
EQ/Oppenheimer Global	1.20	1.20		0.95
EQ/PIMCO Ultra Short Bond	0.85	0.85		0.60
EQ/Templeton Global Equity Managed Volatility	1.15	1.15		0.90
Multimanager Technology	1.25	1.25		1.00

*	For purposes of calculating the Maximum Annual Operating Expense Limit, Acquired Fund Fees and Expenses are included in Portfolio Operating Expenses.
+	Includes amounts payable pursuant to Rule 12b-1 under the 1940 Act.

FMG LLC first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse to FMG LLC the management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period. Any reimbursement, called

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by FMG LLC. During the year ended December 31, 2019, the following Portfolios incurred recoupment fees:

Portfolios:	Recoupment Fees
EQ/Conservative Growth Strategy	$197,067
EQ/AB Dynamic Growth	43,743
EQ/Invesco Global Real Estate	2,595
EQ/Invesco International Growth	4,089

$247,494

Recoupments in excess of waivers during the period would be presented as Recoupment Fees in the Statement of Operations. At December 31, 2019, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

Portfolios:	2020	2021	2022	Total Eligible For Recoupment
EQ/Ultra Conservative Strategy	$130,957	$52,088	$150,550	$333,595
EQ/Conservative Strategy	435,173	248,166	124,065	807,404
EQ/Conservative Growth Strategy	267,883	65,722	—	333,605
1290 VT Energy	86,517	108,881	108,432	303,830
1290 VT Low Volatility Global Equity	87,047	106,657	110,821	304,525
1290 VT Multi-Alternative Strategies	52,782	120,634	77,327	250,743
1290 VT Moderate Growth Allocation	—	—	107,559	107,559
1290 VT Convertible Securities	—	—	120,096	120,096
1290 VT DoubleLine Dynamic Allocation	—	—	82,436	82,436
1290 VT DoubleLine Opportunistic Bond	—	—	78,022	78,022
1290 VT Equity Income	—	—	964,712	964,712
1290 VT High Yield Bond	—	—	145,966	145,966
1290 VT Micro Cap	181,381	277,579	301,914	760,874
1290 VT Natural Resources	136,791	119,645	135,849	392,285
1290 VT Real Estate	127,280	139,839	173,352	440,471
1290 VT Small Cap Value	260,766	268,799	275,460	805,025
1290 VT SmartBeta Equity	70,803	92,217	88,977	251,997
ATM Mid Cap Managed Volatility	57,756	93,453	120,987	272,196
ATM Small Cap Managed Volatility	29,237	35,768	79,863	144,868
EQ/400 Managed Volatility	5,353	20,952	44,347	70,652
EQ/AB Dynamic Aggressive Growth	67,811	208,337	152,098	428,246
EQ/AB Dynamic Growth	8,299	43,669	1,465	53,433
EQ/AB Short Duration Government Bond	—	—	105,871	105,871
EQ/American Century Mid Cap Value	—	213,815	1,004,589	1,218,404
EQ/American Century Moderate Growth Allocation	—	—	123,264	123,264
EQ/AXA Investment Managers Moderate Allocation	—	—	129,397	129,397
EQ/BlackRock Basic Value Equity	—	—	1,760	1,760
EQ/Capital Guardian Research	250,271	270,835	264,874	785,980
EQ/ClearBridge Select Equity Managed Volatility	264,323	319,317	196,138	779,778
EQ/Emerging Markets Equity PLUS	64,536	87,153	86,462	238,151
EQ/Fidelity Institutional AM® Large Cap	—	148,274	516,296	664,570
EQ/First Trust Moderate Growth Allocation	—	—	125,658	125,658
EQ/Franklin Rising Dividends	—	90,926	258,091	349,017
EQ/Franklin Small Cap Value Managed Volatility	93,460	160,260	169,560	423,280

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December 31, 2019

Portfolios:	2020	2021	2022	Total Eligible For Recoupment
EQ/Franklin Strategic Income	$—	$82,013	$251,548	$333,561
EQ/Global Bond PLUS	107,172	147,675	176,943	431,790
EQ/Global Equity Managed Volatility	—	—	1,195,570	1,195,570
EQ/Goldman Sachs Growth Allocation	—	—	130,271	130,271
EQ/Goldman Sachs Mid Cap Value	—	68,330	143,738	212,068
EQ/Goldman Sachs Moderate Growth Allocation	—	134,066	110,566	244,632
EQ/International Equity Index	—	—	68,245	68,245
EQ/Invesco Comstock	128,927	106,287	127,679	362,893
EQ/Invesco International Growth	—	8,082	25,026	33,108
EQ/Invesco Moderate Allocation	—	78,655	133,950	212,605
EQ/Invesco Moderate Growth Allocation	—	—	119,655	119,655
EQ/Janus Enterprise	—	—	174,165	174,165
EQ/JPMorgan Growth Allocation	67,982	176,745	119,593	364,320
EQ/Lazard Emerging Markets Equity	—	82,887	483,279	566,166
EQ/Legg Mason Growth Allocation	—	—	124,462	124,462
EQ/Legg Mason Moderate Allocation	—	151,816	173,787	325,603
EQ/Loomis Sayles Growth	329,848	509,166	490,243	1,329,257
EQ/MFS International Growth	—	—	983,426	983,426
EQ/MFS International Value	—	243,384	953,581	1,196,965
EQ/MFS Mid Cap Focused Growth	—	134,698	466,316	601,014
EQ/MFS Technology	—	56,383	53,791	110,174
EQ/MFS Utilities Series	—	78,670	250,167	328,837
EQ/Morgan Stanley Small Cap Growth	163,305	243,767	275,724	682,796
EQ/Oppenheimer Global	—	—	313,203	313,203
EQ/PIMCO Global Real Return	132,894	86,830	184,351	404,075
EQ/PIMCO Real Return	—	90,526	305,610	396,136
EQ/PIMCO Total Return	—	143,559	576,715	720,274
EQ/PIMCO Ultra Short Bond	—	—	908,444	908,444
EQ/T. Rowe Price Growth Stock	—	1,028,027	1,533,141	2,561,168
EQ/T. Rowe Price Health Sciences	—	109,930	331,142	441,072
EQ/Templeton Global Equity Managed Volatility	—	—	265,324	265,324
EQ/UBS Growth and Income	136,721	146,441	148,524	431,686
EQ/Wellington Energy	—	58,043	125,184	183,227
Multimanager Core Bond	507,416	721,700	865,404	2,094,520
Multimanager Mid Cap Growth	242,200	437,223	434,880	1,114,303
Multimanager Mid Cap Value	265,851	378,768	376,498	1,021,117
Multimanager Technology	—	—	1,715,717	1,715,717

During the year ended December 31, 2019, FMG LLC voluntarily waived fees for certain Portfolios. These amounts are included in Voluntary waiver from investment adviser on the Statement of Operations for each Portfolio and are not eligible for recoupment.

FMG LLC also voluntarily agreed to forgo any amounts eligible for recoupment that were waived or reimbursed prior to December 5, 2019 in conjunction with the expense limitation change effective December 5, 2019 for the EQ/Science and Technology Portfolio.

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December 31, 2019

Note 7	Percentage of Ownership by Affiliates

At December 31, 2019, AXA Equitable held investments in each of the Portfolios as follows:

Portfolio:	Percentage of Ownership
1290 VT Convertible Securities	42%
1290 VT Energy	21%
1290 VT Moderate Growth Allocation	23%
1290 VT Multi-Alternative Strategies	91%
1290 VT SmartBeta Equity	53%
EQ/American Century Moderate Growth Allocation	31%
EQ/AXA Investment Managers Moderate Allocation	58%
EQ/First Trust Moderate Growth Allocation	32%
EQ/Goldman Sachs Growth Allocation	15%
EQ/Invesco Moderate Growth Allocation	28%
EQ/Legg Mason Growth Allocation	32%
EQ/Ultra Conservative Strategy	1%

Shares of the Portfolios may be held as underlying investments by the All Asset Growth-Alt 20 Portfolio, EQ/Franklin Templeton Allocation Managed Volatility Portfolio and the Strategic Allocation Series Portfolios of the Trust, and each series of the AXA Premier VIP Trust. The following tables represent the percentage of ownership that each of the All Asset Growth-Alt 20 Portfolio, EQ/Franklin Templeton Allocation Managed Volatility Portfolio, Strategic Allocation Series Portfolios, and each series of the AXA Premier VIP Trust has in each respective Portfolio’s net assets as of December 31, 2019.

Portfolios:	All Asset Growth-Alt 20	EQ/Franklin Templeton Allocation Managed Volatility
1290 VT Low Volatility Global Equity	59.19%	—%
1290 VT DoubleLine Opportunistic Bond	1.44	—
1290 VT Equity Income	1.09	—
1290 VT GAMCO Mergers & Acquisitions	7.46	—
1290 VT GAMCO Small Company Value	0.69	—
1290 VT High Yield Bond	4.58	—
1290 VT Natural Resources	61.76	—
1290 VT Real Estate	43.01	—
EQ/500 Managed Volatility	—	3.91
EQ/AB Small Cap Growth	1.22	—
EQ/BlackRock Basic Value Equity	0.87	—
EQ/Emerging Markets Equity PLUS	11.94	—
EQ/Franklin Balanced Managed Volatility	—	32.06
EQ/Global Bond PLUS	7.76	—
EQ/Intermediate Government Bond	0.07	—
EQ/International Equity Index	0.63	—
EQ/Invesco Comstock	5.78	—
EQ/Janus Enterprise	0.14	—
EQ/JPMorgan Value Opportunities	2.19	—
EQ/Loomis Sayles Growth	2.74	—
EQ/MFS International Growth	1.92	—
EQ/PIMCO Global Real Return	11.94	—
EQ/PIMCO Ultra Short Bond	0.46	—
EQ/T. Rowe Price Growth Stock	1.07	—
EQ/Templeton Global Equity Managed Volatility	—	51.65
Multimanager Core Bond	0.67	—

1757

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

Portfolios:	EQ/ Ultra Conservative Strategy	EQ/ Conservative Strategy	EQ/ Conservative Growth Strategy	EQ/ Balanced Strategy	EQ/ Moderate Growth Strategy	EQ/ Growth Strategy	EQ/ Aggressive Growth Strategy
EQ/500 Managed Volatility	0.30%	1.02%	4.02%	11.64%	28.55%	25.55%	22.77%
EQ/400 Managed Volatility	0.45	0.45	1.89	5.38	12.67	11.84	10.20
EQ/2000 Managed Volatility	0.30	0.93	3.96	11.30	26.63	22.71	19.80
EQ/International Managed Volatility	0.34	1.06	4.22	12.15	29.38	25.80	22.41
EQ/AB Short Duration Government Bond	—	4.96	7.43	14.19	22.76	12.83	6.35
EQ/Core Bond Index	—	3.27	4.94	9.49	15.34	8.55	4.28
EQ/Intermediate Government Bond	5.60	3.63	5.53	10.59	16.88	9.51	4.78

Portfolios:	EQ/ Conservative Allocation	EQ/ Conservative- Plus Allocation	EQ/ Moderate Allocation	EQ/ Moderate- Plus Allocation	EQ/ Aggressive Allocation
1290 VT DoubleLine Opportunistic Bond	9.86%	8.50%	36.08%	26.04%	5.14%
1290 VT Equity Income	1.28	2.52	15.79	26.71	14.27
1290 VT GAMCO Small Company Value	0.08	0.29	2.19	4.96	2.52
1290 VT High Yield Bond	6.32	4.99	25.45	16.51	1.96
1290 VT Micro Cap	0.84	2.58	17.76	38.54	17.67
1290 VT Small Cap Value	—	2.02	17.49	31.23	10.64
ATM Large Cap Managed Volatility	2.22	4.10	26.27	44.37	23.04
ATM Mid Cap Managed Volatility	5.29	8.09	34.41	33.67	18.54
ATM Small Cap Managed Volatility	0.47	2.73	26.28	48.31	22.21
ATM International Managed Volatility	1.08	3.13	28.69	45.10	22.00
EQ/AB Small Cap Growth	0.13	0.63	7.57	15.15	5.57
EQ/BlackRock Basic Value Equity	0.54	0.99	6.42	10.80	6.13
EQ/Core Bond Index	3.01	2.47	11.96	8.72	0.97
EQ/Franklin Small Cap Value Managed Volatility	—	1.26	13.59	28.01	13.08
EQ/Global Bond PLUS	8.04	6.97	34.61	4.31	—
EQ/Global Equity Managed Volatility	0.28	0.94	8.57	14.19	6.80
EQ/Intermediate Government Bond	4.15	3.41	16.75	12.05	1.39
EQ/International Core Managed Volatility	0.28	0.76	7.69	12.62	5.20
EQ/International Equity Index	0.05	0.12	0.89	2.24	1.87
EQ/International Value Managed Volatility	0.36	1.60	11.28	14.52	7.77
EQ/JPMorgan Value Opportunities	1.15	2.18	13.10	21.15	8.09
EQ/Large Cap Core Managed Volatility	0.74	1.40	8.95	14.94	7.62
EQ/Large Cap Growth Index	0.08	0.11	0.50	0.99	0.37

1758

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

Portfolios:	EQ/ Conservative Allocation	EQ/ Conservative- Plus Allocation	EQ/ Moderate Allocation	EQ/ Moderate- Plus Allocation	EQ/ Aggressive Allocation
EQ/Large Cap Growth Managed Volatility	0.28%	0.50%	3.16%	5.20%	2.70%
EQ/Large Cap Value Managed Volatility	0.15	0.47	3.28	5.69	3.21
EQ/Loomis Sayles Growth	0.74	1.25	8.77	15.89	9.96
EQ/MFS International Growth	0.66	1.92	17.44	27.91	14.36
EQ/Morgan Stanley Small Cap Growth	0.61	2.24	17.00	38.14	17.95
EQ/PIMCO Ultra Short Bond	8.91	7.83	38.32	26.92	2.63
EQ/Quality Bond PLUS	1.99	2.48	13.12	9.49	0.72
EQ/T. Rowe Price Growth Stock	0.20	0.32	1.94	3.47	1.13
Multimanager Core Bond	4.51	5.74	29.29	22.50	2.40
Multimanager Mid Cap Growth	2.10	2.81	8.28	11.09	4.65
Multimanager Mid Cap Value	1.33	2.40	15.95	12.01	4.28

Portfolios:	CharterSM Conservative	CharterSM Moderate	CharterSM Moderate Growth	CharterSM Growth	CharterSM Aggressive Growth	CharterSM Multi- Sector Bond	CharterSM Small Cap Growth	CharterSM Small Cap Value
1290 VT Energy	1.08%	3.03%	4.06%	6.86%	5.97%	—%	—%	—%
1290 VT Low Volatility Global Equity	1.78	2.95	3.17	2.94	1.84	—	—	—
1290 VT Convertible Securities	13.05	9.73	6.74	4.07	1.59	—	—	—
1290 VT DoubleLine Opportunistic Bond	—	—	—	—	—	3.05	—	—
1290 VT GAMCO Mergers & Acquisitions	0.26	0.29	0.33	0.19	0.07	—	—	—
1290 VT GAMCO Small Company Value	0.01	0.02	0.03	0.02	0.01	—	—	1.71
1290 VT High Yield Bond	0.94	0.65	0.42	0.20	0.04	8.40	—	—
1290 VT Micro Cap	0.11	0.18	0.21	0.20	0.13	—	20.88	—
1290 VT Natural Resources	0.33	0.73	0.94	1.75	1.47	—	—	—
1290 VT Real Estate	0.49	1.12	1.46	2.08	1.66	—	—	—
1290 VT Small Cap Value	—	—	—	—	—	—	—	35.96
1290 VT SmartBeta Equity	0.73	1.11	1.35	1.25	0.78	—	—	—
EQ/AB Small Cap Growth	0.02	0.04	0.04	0.04	0.03	—	—	—
EQ/BlackRock Basic Value Equity	0.03	0.04	0.05	0.05	0.03	—	—	—
EQ/Capital Guardian Research	0.20	0.34	0.38	0.36	0.22	—	—	—

1759

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

Portfolios:	CharterSM Conservative	CharterSM Moderate		CharterSM Moderate Growth		CharterSM Growth		CharterSM Aggressive Growth		CharterSM Multi- Sector Bond	CharterSM Small Cap Growth	CharterSM Small Cap Value
EQ/ClearBridge Large Cap Growth	0.12%	0.20%		0.22%		0.20%		0.13%		—%	—%	—%
EQ/Core Bond Index	—	—	#	—	#	—	#	—		1.07	—	—
EQ/Emerging Markets Equity PLUS	0.69	1.10		1.25		1.15		0.74		—	—	—
EQ/Global Bond PLUS	1.16	0.81		0.51		0.25		0.05		—	—	—
EQ/Intermediate Government Bond	0.04	0.03		0.02		0.01		—	#	—	—	—
EQ/International Equity Index	0.06	0.11		0.12		0.11		0.07		—	—	—
EQ/Invesco Comstock	0.19	0.29		0.33		0.30		0.20		—	—	—
EQ/Janus Enterprise	0.06	0.10		0.11		0.10		0.07		—	—	—
EQ/MFS International Growth	0.06	0.09		0.10		0.09		0.06		—	—	—
EQ/Morgan Stanley Small Cap Growth	—	—		—		—		—		—	24.02	—
EQ/PIMCO Global Real Return	2.52	1.75		1.10		0.52		0.11		8.21	—	—
EQ/PIMCO Ultra Short Bond	0.23	0.16		0.10		0.05		0.01		—	—	—
EQ/Quality Bond PLUS	—	—		—		—		—		2.53	—	—
EQ/T. Rowe Price Growth Stock	0.03	0.04		0.05		0.04		0.03		—	—	—
Multimanager Core Bond	0.35	0.25		0.15		0.07		0.02		—	—	—
Multimanager Mid Cap Value	0.37	0.60		0.67		0.62		0.40		—	—	—

#	Percentage of ownership is less than 0.005%.

Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation	Target 2055 Allocation
1290 VT High Yield Bond	1.78%	4.72%	2.71%	1.40%	—%
EQ/BlackRock Basic Value Equity	0.07	0.27	0.25	0.24	0.09
EQ/Core Bond Index	0.13	0.30	0.16	0.07	—	#
EQ/Emerging Markets Equity PLUS	2.52	13.14	13.17	11.41	2.98
EQ/Equity 500 Index	0.14	0.80	0.98	0.88	0.22
EQ/Global Bond PLUS	1.43	3.29	1.81	0.69	—
EQ/International Equity Index	0.23	1.25	1.31	1.17	0.29
EQ/MFS International Growth	0.10	0.78	0.92	0.81	0.28
EQ/PIMCO Ultra Short Bond	0.25	0.56	0.30	0.12	—

1760

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation	Target 2055 Allocation
EQ/Quality Bond PLUS	0.31%	0.68%	0.38%	0.16%	—%
EQ/Small Company Index	0.13	1.00	1.19	1.04	0.31
Multimanager Aggressive Equity	0.05	0.20	0.17	0.14	0.08
Multimanager Mid Cap Growth	0.40	0.90	0.69	0.51	0.06
Multimanager Mid Cap Value	0.55	1.75	1.08	1.04	0.18

#	Percentage of ownership is less than 0.005%.

The Portfolios are permitted to purchase or sell securities from or to certain affiliated entities under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any such securities transactions comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the independent current market price. The 17a-7 transactions which are material to the Portfolios are reflected in the Portfolio of Investments.

Note 8	Substitution, Reorganization and In-Kind Transaction

At a meeting held on September 19-20, 2017, the Board approved the establishment of each portfolio listed below as a series of the Trust (each a “Replacement Portfolio” and together, the “Replacement Portfolios”) and the substitution of shares of the Replacement Portfolios for shares of certain registered investment companies (“VIT”) which were offered as an underlying investment option for certain variable annuity contracts and/or variable life insurance contracts issued by AXA Equitable Life, subject to the approval of the Securities and Exchange Commission, which was subsequently obtained. On October 19, 2018, shareholders of each VIT redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to the corresponding Replacement Portfolio which each commenced operations on October 22, 2018.

The Replacement Portfolios received securities in-kind and cash at the commencement of operations in the amounts listed below:

Portfolios:	Commencement Date	Class	Securities in-kind		Cash
EQ/American Century Mid Cap Value	10/22/2018	Class IB	$279,556,309		$8,700,152
EQ/Fidelity Institutional AM® Large Cap	10/22/2018	Class IB	679,034,658		65,920,856
EQ/Fidelity Institutional AM® Large Cap	10/22/2018	Class K	4,491,429		436,029
EQ/Franklin Rising Dividends	10/22/2018	Class IB	146,138,576		1,257,005
EQ/Franklin Strategic Income	10/22/2018	Class IB	75,065,871	*	37,957,152
EQ/Goldman Sachs Mid Cap Value	10/22/2018	Class IB	92,328,912		1,231,681
EQ/Invesco Global Real Estate	10/22/2018	Class IB	195,591,198		5,291,830
EQ/Invesco International Growth	10/22/2018	Class IB	148,497,729		21,227,132
EQ/Lazard Emerging Markets Equity	10/22/2018	Class IB	202,427,504		149,537,065
EQ/MFS International Value	10/22/2018	Class IB	774,155,411		35,673,543
EQ/MFS Mid Cap Focused Growth	10/22/2018	Class IB	260,404,882		5,742,942
EQ/MFS Technology	10/22/2018	Class IB	201,051,725		7,638,449
EQ/MFS Utilities Series	10/22/2018	Class IB	166,103,256		8,563,334
EQ/MFS Utilities Series	10/22/2018	Class K	61,252		3,158
EQ/PIMCO Real Return	10/22/2018	Class IB	75,665,174	*	12,473,407
EQ/PIMCO Total Return	10/22/2018	Class IB	238,715,079	*	10,897,119
EQ/Science and Technology	10/22/2018	Class IB	134,345,045		6,178,801
EQ/T. Rowe Price Health Sciences	10/22/2018	Class IB	173,037,053		3,133,501
EQ/Wellington Energy	10/22/2018	Class IB	103,383,963		995,258

1761

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

*	The Securities In-Kind amount includes accrued income purchased of $678,488, $188,044 and $1,223,478 for EQ/Franklin Strategic Income, EQ/PIMCO Real Return and EQ/PIMCO Total Return, respectively.

Note 9	Subsequent Events

The Adviser evaluated subsequent events from December 31, 2019, the date of these financial statements, through the date these financial statements were issued. The subsequent events include the following:

At a meeting held on December 4-5, 2019, the Board of Trustees of the Trust approved forms of Agreements and Plans of Reorganization and Termination (each, a “Reorganization Plan,” and collectively, the “Reorganization Plans”), which provide for the reorganization of certain Portfolios of the Trust into other existing Portfolios of the Trust (each, a “Reorganization,” and collectively, the “Reorganizations”), as follows:

Proposed Acquired Portfolio	Proposed Acquiring Portfolio
Multimanager Mid Cap Value Portfolio	EQ/American Century Mid Cap Value Portfolio
Multimanager Mid Cap Growth Portfolio	EQ/Janus Enterprise Portfolio
EQ/UBS Growth and Income Portfolio	EQ/Capital Guardian Research Portfolio
EQ/Science and Technology Portfolio	EQ/MFS Technology Portfolio
EQ/Franklin Templeton Allocation Managed Volatility Portfolio	EQ/Aggressive Growth Strategy Portfolio
EQ/Templeton Global Equity Managed Volatility Portfolio	1290 VT SmartBeta Equity Portfolio
(each, an “Acquired Portfolio,” and collectively, the “Acquired Portfolios”)	(each, an “Acquiring Portfolio,” and collectively, the “Acquiring Portfolios”)

In addition, at a meeting held on December 4-5, 2019, the Board of Trustees of AXA Premier VIP Trust (“VIP Trust”) approved Reorganization Plans which provide for the reorganization of certain Portfolios of VIP Trust into existing Portfolios of the Trust (each, a “Reorganization,” and collectively, the “Reorganizations”), as follows:

Proposed Acquired Portfolio	Proposed Acquiring Portfolio
CharterSM Small Cap Value Portfolio	1290 VT Small Cap Value Portfolio
CharterSM Small Cap Growth Portfolio	EQ/Morgan Stanley Small Cap Growth Portfolio
CharterSM Moderate Portfolio
CharterSM Moderate Growth Portfolio	All Asset Growth – Alt 20 Portfolio
CharterSM Growth Portfolio
CharterSM Aggressive Growth Portfolio
(each, an “Acquired Portfolio,” and collectively, the “Acquired Portfolios”)	(each, an “Acquiring Portfolio,” and collectively, the “Acquiring Portfolios”)

Under the Reorganization Plans, each Reorganization will involve the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for Acquiring Portfolio shares having an aggregate net asset value equal to the value of the Acquired Portfolio’s net assets; the Acquiring Portfolio’s assumption of all of the liabilities of the Acquired Portfolio; the distribution of Acquiring Portfolio shares to the shareholders of the Acquired Portfolio; and the complete termination of the Acquired Portfolio. Each Reorganization Plan is subject to approval by the shareholders of the respective Acquired Portfolio. A special shareholder meeting of the Acquired

1762

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

Portfolios is anticipated to be held on or about May 22, 2020 to vote on the Reorganization Plans. If shareholders approve the Reorganization Plans, it is anticipated that the Reorganizations will take place in early to mid-June, 2020.

Effective January 15, 2020, EQ/Science and Technology Portfolio was renamed EQ/MFS Technology II Portfolio.

Effective May 1, 2020, All Asset Growth-Alt 20 Portfolio will be renamed EQ/All Asset Growth Allocation Portfolio; EQ/Capital Guardian Research Portfolio will be renamed EQ/Capital Group Research Portfolio; EQ/MFS International Value Portfolio will be renamed EQ/MFS International Intrinsic Value Portfolio; and EQ/Oppenheimer Global Portfolio will be renamed EQ/Invesco Global Portfolio.

Note 10	Pending Legal Proceedings

In November 2010, the Trust, and several of its Portfolios, were named as defendants and putative members of the proposed defendant class of contractholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to several Portfolios of the Trust, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

In July 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated lawsuits in the United States District Court for the Southern District of New York (the “U.S. District Court”) and elsewhere against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suits”). The Retiree Suits also seek return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

In August 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated separate lawsuits in the U.S. District Court and elsewhere against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suits”). The Noteholder Suits also seek return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s Suit, the Retiree Suits, and the Noteholder Suits were consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding in the U.S. District Court (In re: Tribune Company Fraudulent Conveyance Litigation).

EQ/Equity 500 Index Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio (now named 1290 VT GAMCO Mergers & Acquisitions Portfolio) and EQ/Mid Cap Value Managed Volatility Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. EQ/Equity 500 Index Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, Multimanager Large Cap Core Equity Portfolio (now named EQ/Large Cap Core Managed Volatility Portfolio), EQ/Small Company Index II Portfolio (now named EQ/Small Company Index Portfolio), EQ/Common Stock Index II Portfolio (now named EQ/Common Stock Index Portfolio), and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. EQ/Equity 500 Index Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. Multimanager Large Cap Value Portfolio (now named EQ/Large Cap Value Managed Volatility Portfolio) is named as a defendant in the Noteholder Suit and is also named as a putative member of the proposed defendant class of shareholders in the Committee’s suit.

1763

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

The amounts paid to the above seven Portfolios in connection with the public tender offers were approximately: (i) EQ/Equity 500 Index Portfolio — $1,740,800; (ii) 1290 VT GAMCO Mergers & Acquisitions Portfolio — $1,122,000; (iii) EQ/Mid Cap Value Managed Volatility Portfolio — $3,655,000; (iv) EQ/Large Cap Core Managed Volatility Portfolio — $1,832,600; (v) EQ/Small Company Index Portfolio — $61,200; (vi) EQ/Common Stock Index Portfolio — $18,360; and (vii) EQ/Large Cap Value Managed Volatility Portfolio — $3,359,200.

The lawsuits do not allege any misconduct by the Trust or its Portfolios.

On December 19, 2019, the United States Court of Appeals for the Second Circuit (the “Second Circuit”) affirmed the dismissal of the Noteholder and Retiree Suits. On January 2, 2020, the Noteholders and Retirees moved for rehearing of the Second Circuit’s December 19, 2019 decision. On January 7, 2020, the Tribune Litigation Trust, successor to the Committee, filed its appeal with the Second Circuit seeking to reverse: (a) the January 2017 dismissal of its intentional fraudulent transfer claim; and (b) the April 2019 denial of its motion for leave to add a constructive fraudulent transfer claim. As of this writing, all matters pending before the U.S. District Court have been concluded and the multi-district litigation proceeding has been closed, subject only to further appellate proceedings at the Second Circuit and beyond.

The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s NAV. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Adviser believes a loss is not probable.

1764

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of EQ Advisors Trust and Shareholders of each of the one hundred and nine funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (constituting EQ Advisors Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations, the statements of changes in net assets, and for EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return Portfolio and EQ/PIMCO Ultra Short Bond Portfolio, the statements of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations, the changes in each of their net assets, and for EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return Portfolio and EQ/PIMCO Ultra Short Bond Portfolio, the results of each of their cash flows, for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

1290 VT Convertible Securities Portfolio (1)	EQ/JPMorgan Value Opportunities Portfolio (1)

1290 VT DoubleLine Dynamic Allocation Portfolio (1)	EQ/Large Cap Growth Index Portfolio (1)

1290 VT DoubleLine Opportunistic Bond Portfolio (1)	EQ/Large Cap Value Index Portfolio (1)

1290 VT Energy Portfolio (1)	EQ/MFS International Growth Portfolio (1)

1290 VT Equity Income Portfolio (1)	EQ/Mid Cap Index Portfolio (1)

1290 VT GAMCO Mergers & Acquisitions Portfolio (1)	EQ/Money Market Portfolio (1)

1290 VT GAMCO Small Company Value Portfolio (1)	EQ/Oppenheimer Global Portfolio (1)

1290 VT High Yield Bond Portfolio (1)	EQ/PIMCO Global Real Return Portfolio (2)

1290 VT Low Volatility Global Equity Portfolio (1)	EQ/PIMCO Ultra Short Bond Portfolio (2)

1290 VT Micro Cap Portfolio (1)	EQ/Quality Bond PLUS Portfolio (1)

1290 VT Natural Resources Portfolio (1)	EQ/Small Company Index Portfolio (1)

1290 VT Real Estate Portfolio (1)	EQ/T. Rowe Price Growth Stock Portfolio (1)

1290 VT Small Cap Value Portfolio (1)	EQ/UBS Growth and Income Portfolio (1)

1290 VT SmartBeta Equity Portfolio (1)	Multimanager Aggressive Equity Portfolio (1)

1290 VT Socially Responsible Portfolio (1)	Multimanager Core Bond Portfolio (1)

EQ/2000 Managed Volatility Portfolio (1)	Multimanager Mid Cap Growth Portfolio (1)

EQ/400 Managed Volatility Portfolio (1)	Multimanager Mid Cap Value Portfolio (1)

EQ/500 Managed Volatility Portfolio (1)	Multimanager Technology Portfolio (1)

EQ/International Managed Volatility Portfolio (1)	All Asset Growth – Alt 20 Portfolio (1)

EQ/Global Equity Managed Volatility Portfolio (1)	EQ/Ultra Conservative Strategy Portfolio (1)

EQ/International Core Managed Volatility Portfolio (1)	EQ/Conservative Strategy Portfolio (1)

EQ/International Value Managed Volatility Portfolio (1)	EQ/Conservative Growth Strategy Portfolio (1)

EQ/Large Cap Growth Managed Volatility Portfolio (1)	EQ/Balanced Strategy Portfolio (1)

EQ/Large Cap Core Managed Volatility Portfolio (1)	EQ/Moderate Growth Strategy Portfolio (1)

1765

EQ/Large Cap Value Managed Volatility Portfolio (1)	EQ/Growth Strategy Portfolio (1)

EQ/Mid Cap Value Managed Volatility Portfolio (1)	EQ/Aggressive Growth Strategy Portfolio (1)

ATM International Managed Volatility Portfolio (1)	EQ/Franklin Templeton Allocation Managed Volatility Portfolio (1)

ATM Large Cap Managed Volatility Portfolio (1)	1290 VT Multi-Alternative Strategies Portfolio (1)

ATM Mid Cap Managed Volatility Portfolio (1)	EQ/AB Dynamic Aggressive Growth Portfolio (1)

ATM Small Cap Managed Volatility Portfolio (1)	EQ/JPMorgan Growth Allocation Portfolio (1)

EQ/AB Dynamic Growth Portfolio (1)	EQ/American Century Mid Cap Value Portfolio (3)

EQ/ClearBridge Large Cap Growth Portfolio (1)	EQ/Fidelity Institutional AM® Large Cap Portfolio (3)

EQ/Franklin Balanced Managed Volatility Portfolio (1)	EQ/Franklin Rising Dividends Portfolio (3)

EQ/Franklin Small Cap Value Managed Volatility Portfolio (1)	EQ/Franklin Strategic Income Portfolio (3)

EQ/Goldman Sachs Moderate Growth Allocation Portfolio (1)	EQ/Goldman Sachs Mid Cap Value Portfolio (3)

EQ/Invesco Moderate Allocation Portfolio (1)	EQ/Invesco Global Real Estate Portfolio (3)

EQ/Janus Enterprise Portfolio (1)	EQ/Invesco International Growth Portfolio (3)

EQ/Legg Mason Moderate Allocation Portfolio (1)	EQ/Wellington Energy Portfolio (3)

EQ/Loomis Sayles Growth Portfolio (1)	EQ/MFS Mid Cap Focused Growth Portfolio (3)

EQ/Morgan Stanley Small Cap Growth Portfolio (1)	EQ/Science and Technology Portfolio (3) (6)

EQ/ClearBridge Select Equity Managed Volatility Portfolio (1)	EQ/Lazard Emerging Markets Equity Portfolio (3)

EQ/Templeton Global Equity Managed Volatility Portfolio (1)	EQ/MFS International Value Portfolio (3)

EQ/AB Dynamic Moderate Growth Portfolio (1)	EQ/MFS Technology Portfolio (3)

EQ/AB Short Duration Government Bond Portfolio (1)	EQ/MFS Utilities Series Portfolio (3)

EQ/AB Small Cap Growth Portfolio (1)	EQ/PIMCO Real Return Portfolio (4)

EQ/Blackrock Basic Value Equity Portfolio (1)	EQ/PIMCO Total Return Portfolio (4)

EQ/Capital Guardian Research Portfolio (1)	EQ/T. Rowe Price Health Sciences Portfolio (3)

EQ/Common Stock Index Portfolio (1)	1290 VT Moderate Growth Allocation Portfolio (5)

EQ/Core Bond Index Portfolio (1)	EQ/AXA Investment Managers Moderate Allocation Portfolio (5)

EQ/Emerging Markets Equity PLUS Portfolio (1)	EQ/American Century Moderate Growth Allocation Portfolio (5)

EQ/Equity 500 Index Portfolio (1)	EQ/First Trust Moderate Growth Allocation Portfolio (5)

EQ/Global Bond PLUS Portfolio (1)	EQ/Goldman Sachs Growth Allocation Portfolio (5)

EQ/Intermediate Government Bond Portfolio (1)	EQ/Invesco Moderate Growth Allocation Portfolio (5)

EQ/International Equity Index Portfolio (1)	EQ/Legg Mason Growth Allocation Portfolio (5)

EQ/Invesco Comstock Portfolio (1)

(1)	Statement of operations for the year ended December 31, 2019 and statement of changes in net assets for each of the two years in the period ended December 31, 2019
(2)	Statements of operations and cash flows for the year ended December 31, 2019 and statement of changes in net assets for each of the two years in the period ended December 31, 2019
(3)

Statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the year ended December 31, 2019 and for the period October 22, 2018 (commencement of operations) through December 31, 2018

(4)

Statements of operations and cash flows for the year ended December 31, 2019 and statement of changes in net assets for the year ended December 31, 2019 and for the period October 22, 2018 (commencement of operations) through December 31, 2018

(5)	Statements of operations and changes in net assets for the period January 31, 2019 (commencement of operations) through December 31, 2019
(6)	Effective January 15, 2020, name changed to EQ/MFS Technology II Portfolio

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Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 17, 2020

We have served as the auditor of one or more investment companies in the AXA FMG LLC — advised mutual fund complex since 1997.

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2019 (UNAUDITED)

At a meeting held on July 16-18, 2019, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) and, as applicable, the renewal of the Investment Sub-Advisory Agreement(s) (each, a “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Adviser and each investment sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”), as shown in the table below with respect to the Portfolios listed, for an additional one-year term.

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

1290 VT Energy Portfolio

1290 VT Low Volatility Global Equity Portfolio

1290 VT Multi-Alternative Strategies Portfolio

All Asset Growth-Alt 20 Portfolio

EQ/Aggressive Growth Strategy Portfolio

EQ/Balanced Strategy Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Growth Strategy Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Ultra Conservative Strategy Portfolio

(collectively, the “Strategic Allocation Portfolios”)

EQ/Franklin Templeton Allocation Managed Volatility Portfolio

Advisory Agreement with FMG LLC

1290 VT Convertible Securities Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Palisade Capital Management LLC (“Palisade”)

1290 VT DoubleLine Dynamic Allocation Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with DoubleLine Capital LP (“DoubleLine”) and DoubleLine Equity LP (DoubleLine Equity”)

1290 VT DoubleLine Opportunistic Bond Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with DoubleLine

1290 VT Equity Income Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC

1290 VT GAMCO Mergers & Acquisitions Portfolio 1290 VT GAMCO Small Company Value Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with GAMCO Asset Management, Inc. (“GAMCO”)

1290 VT High Yield Bond Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with AXA Investment Managers Inc. (“AXA IM”) Sub-Advisory Agreement with Post Advisory Group, LLP

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios
1290 VT Micro Cap Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Investment Management, LLC (“BlackRock”) Sub-Advisory Agreement with Lord, Abbett & Co. Inc.

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

EQ/AB Dynamic Aggressive Growth Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio

EQ/Common Stock Index Portfolio

EQ/Equity 500 Index Portfolio

EQ/International Equity Index Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Small Company Index Portfolio

Advisory Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein, L.P. (“AllianceBernstein”)

1290 VT Small Cap Value Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Horizon Kinetics Asset Management LLC

1290 VT SmartBeta Equity Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with AXA Rosenberg Investment Management LLC (“AXA Rosenberg”)

1290 VT Socially Responsible Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/International Managed Volatility Portfolio

(collectively, the “EQ Tactical Manager Portfolios”)

Advisory Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with BlackRock

EQ/American Century Mid Cap Value Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with American Century Investment Management Inc.

EQ/BlackRock Basic Value Equity Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock

EQ/Capital Guardian Research Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Capital International, Inc. (“Capital International”)

EQ/ClearBridge Large Cap Growth Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with ClearBridge Investments, LLC (“ClearBridge”)

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios
EQ/ClearBridge Select Equity Managed Volatility Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with ClearBridge

EQ/Core Bond Index Portfolio EQ/Intermediate Government Bond Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with SSGA Funds Management, Inc. (“SSGA”)

EQ/Emerging Markets Equity PLUS Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with EARNEST Partners, LLC (“EARNEST”)

EQ/Fidelity Institutional AM® Large Cap Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with FIAM, LLC

EQ/Franklin Balanced Managed Volatility Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Franklin Advisers, Inc. (“Franklin Advisers”)

EQ/Franklin Rising Dividends Portfolio EQ/Franklin Strategic Income Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Franklin Advisers

EQ/Franklin Small Cap Value Managed Volatility Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Franklin Mutual Advisers, LLC (“Franklin Mutual”)

EQ/Global Bond PLUS Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Wells Capital Management Inc. and Wells Fargo Asset Management (International) Limited

EQ/Global Equity Managed Volatility Portfolio

Advisory Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Invesco Advisers, Inc. (“Invesco”)

Sub-Advisory Agreement with Morgan Stanley Investment Management, LLC (“Morgan Stanley”)

EQ/Goldman Sachs Mid Cap Value Portfolio EQ/Goldman Sachs Moderate Growth Allocation Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P.

EQ/International Core Managed Volatility Portfolio

Advisory Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with EARNEST

Sub-Advisory Agreement with Federated Global Investment Management Corp.

Sub-Advisory Agreement with Massachusetts Financial Services Company (dba MFS Investment Management) (“MFS Investment Management”)

EQ/International Value Managed Volatility Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Harris Associates L.P. (“Harris Associates”)

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios
EQ/Invesco Comstock Portfolio EQ/Invesco Global Real Estate Portfolio EQ/Invesco International Growth Portfolio EQ/Invesco Moderate Allocation Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Invesco

EQ/Ivy Energy Portfolio* EQ/Ivy Mid Cap Growth Portfolio* EQ/Ivy Science and Technology Portfolio*	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Ivy Investment Management Company (“IICO”)*

EQ/Janus Enterprise Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Janus Capital Management LLC

EQ/JPMorgan Growth Allocation Portfolio EQ/JPMorgan Value Opportunities Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with JPMorgan Investment Management Inc.

EQ/Large Cap Core Managed Volatility Portfolio

Advisory Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Capital International

Sub-Advisory Agreement with Thornburg Investment Management, Inc.

Sub-Advisory Agreement with Vaughan Nelson Investment Management

EQ/Large Cap Growth Managed Volatility Portfolio

Advisory Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with HS Management Partners, LLC

Sub-Advisory Agreement with Loomis, Sayles & Co. (“Loomis Sayles”)

Sub-Advisory Agreement with Polen Capital Management, LLC

Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price”)

EQ/Large Cap Value Index Portfolio EQ/Mid Cap Index Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein

EQ/Large Cap Value Managed Volatility Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with MFS Investment Management

EQ/Lazard Emerging Markets Equity Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Lazard Asset Management LLC

EQ/Legg Mason Moderate Allocation Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with QS Investors LLC

EQ/Loomis Sayles Growth Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Loomis Sayles

EQ/MFS International Growth Portfolio EQ/MFS International Value Portfolio EQ/MFS Technology Portfolio EQ/MFS Utilities Series Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with MFS Investment Management

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

EQ/Mid Cap Value Managed Volatility Portfolio

Advisory Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Diamond Hill Capital Management, Inc. (“Diamond Hill”)

Sub-Advisory Agreement with Wellington Management Company, LLP (“Wellington”)

EQ/Money Market Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BNY Mellon Investment Adviser, Inc.

EQ/Morgan Stanley Small Cap Growth Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Morgan Stanley

EQ/Oppenheimer Global Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Invesco

EQ/PIMCO Global Real Return Portfolio EQ/PIMCO Real Return Portfolio EQ/PIMCO Total Return Portfolio EQ/PIMCO Ultra Short Bond Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Pacific Investment Management Company LLC (“PIMCO”)

EQ/Quality Bond PLUS Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with PIMCO

EQ/Templeton Global Equity Managed Volatility Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Templeton Global Advisors Limited

EQ/T. Rowe Price Growth Stock Portfolio EQ/T. Rowe Price Health Sciences Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with T. Rowe Price

EQ/UBS Growth and Income Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with UBS Global Asset Management (Americas) Inc.

Multimanager Aggressive Equity Portfolio

Advisory Agreement with FMG LLC

Sub-Advisory Agreement with AllianceBernstein

Sub-Advisory Agreement with ClearBridge

Sub-Advisory Agreement with T. Rowe Price

Sub-Advisory Agreement with Westfield Capital Management Company, L.P.

Multimanager Core Bond Portfolio

Advisory Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock Financial Management, Inc.

Sub-Advisory Agreement with DoubleLine

Sub-Advisory Agreement with PIMCO

Sub-Advisory Agreement with SSGA

Multimanager Mid Cap Growth Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Franklin Advisers Sub-Advisory Agreement with Wellington

Multimanager Mid Cap Value Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Diamond Hill

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

Multimanager Technology Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with Allianz Global Investors U.S. LLC Sub-Advisory Agreement with Wellington

*

As discussed elsewhere in this shareholder report, effective on or about November 18, 2019, Wellington replaced IICO as the sub-adviser to the EQ/Ivy Energy Portfolio and the Portfolio’s name was changed to “EQ/Wellington Energy Portfolio,” and effective on or about November 29, 2019, MFS replaced IICO as the sub-adviser to the EQ/Ivy Mid Cap Growth Portfolio and the EQ/Ivy Science and Technology Portfolio and the Portfolios’ names were changed to “EQ/MFS Mid Cap Focused Growth Portfolio” and “EQ/Science and Technology Portfolio.” Further, effective January 15, 2020, EQ/Science and Technology Portfolio’s name was changed to “EQ/MFS Technology II Portfolio.”

In reaching its decision to renew the Agreement(s) with respect to each Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates, including the investment performance of the Portfolio (and, where applicable, each allocated portion of the Portfolio advised by a different Sub-Adviser); (2) the level of the Portfolio’s management fee and, where applicable, sub-advisory fee(s), and the Portfolio’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by, and the profits to be realized by, the Adviser and its affiliates from their relationships with the Portfolio; (4) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with investors; and (5) “fall-out” benefits that may accrue to the Adviser, the relevant Sub-Adviser(s) and their respective affiliates (that is, indirect benefits that they would not receive but for their relationships with the Portfolio). In considering each Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

In connection with its deliberations, the Board took into account information (both written and oral) provided to the Board, including its various committees, throughout the year, as well as information provided specifically in connection with the annual renewal process. The Trustees also recognized that the contractual arrangements for the Portfolios have been reviewed by the Trustees and discussed with the Adviser in prior years and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Information provided and discussed throughout the year included investment performance reports and related financial and general market outlook information for each Portfolio, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; legal and compliance matters; shareholder and other services and support provided to the Portfolios by the Adviser, the relevant Sub-Adviser(s) and their respective affiliates; actual and potential conflicts of interest that could impact the business operations and relationships of the Adviser and the Trust or affect the Adviser’s recommendations about Sub-Advisers; sales and marketing activity; and risk management. In addition, the sub-groups of the Board’s Investment Committee, composed of Independent Trustees, met individually and engaged in extensive discussions, along with management representatives and outside legal counsel, with Sub-Advisers during in-person presentations made at regularly scheduled Investment Committee meetings during the year.

Information provided and discussed specifically in connection with the annual renewal process included a report prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. Broadridge provided its report directly to the Independent Trustees and included in its report comparative fee and expense information for each Portfolio and comparative investment performance information for each Portfolio with at least one year of operating history as of March 31, 2019. The materials provided by Broadridge in connection with the July 2019 annual renewal process reflected certain enhancements to the presentation and format of the materials provided by Broadridge in connection with the July 2018 annual renewal process. The enhancements were based on a review of the materials by the Independent Trustees, in consultation with their independent legal counsel, intended to ensure that the Independent Trustees continue to receive comparative fee, expense, and investment performance information in a format that enhances their review of the Portfolios’ investment advisory arrangements. The additional material prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s average net assets; management fees and, where applicable, sub-advisory

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fees; expense ratios; expense limitation arrangements; investment performance (in addition to the performance information prepared by Broadridge); and profitability information, including information regarding the profitability of the Adviser’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis. In addition, for each Portfolio, the Adviser and the relevant Sub-Adviser(s) provided separate materials describing the Portfolio’s investment performance over various time periods and the services provided and the fees charged with respect to the Portfolio, and discussing whether the Portfolio had performed as expected over time and other matters.

The annual renewal process extends over at least two regular meetings of the Board in June and July to ensure that the Adviser and the Sub-Advisers have time to respond to any questions the Independent Trustees may have on their initial review of the materials and that the Independent Trustees have time to consider those responses. The Independent Trustees also held a conference call in advance of the meeting at which the Board approved the renewal of the Agreements to review the information provided and communicated follow-up questions for management to address at the renewal meeting. The Independent Trustees also met in executive sessions during the meeting to discuss the Agreements and the information provided. When invited, management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions and negotiations regarding the Agreements. As noted below, as a result of these extensive discussions and negotiations, the Adviser (i) agreed to implement revisions to the management fee rate schedules for multiple Portfolios that are expected to lower these Portfolios’ management fees at current and/or higher asset levels and (ii) proposed new or lower contractual expense limitation arrangements for certain of the Portfolios. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the proposed renewal of the Agreements. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreements.

The Board also noted that the Trust is an affiliated investment company of AXA Premier VIP Trust and 1290 Funds, which are also managed by the Adviser, and that all of the Board members also currently serve on the Boards of Trustees of AXA Premier VIP Trust and 1290 Funds. The Board also noted that certain of the Sub-Advisers currently serve as investment sub-advisers for one or more series of 1290 Funds (such Sub-Advisers together, the “1290 Funds Sub-Advisers”).1 The Trustees took into account information relating to the Adviser and the 1290 Funds Sub-Advisers provided to the Trustees, in their capacities as Trustees of 1290 Funds, at prior meetings of the Board of Trustees of 1290 Funds, and the Trustees noted their experience and familiarity with the Adviser, the 1290 Funds Sub-Advisers, and the series of AXA Premier VIP Trust and 1290 Funds gained from their service on the Boards of Trustees of AXA Premier VIP Trust, 1290 Funds, and the Trust.

Although the Board approved the renewal of the Agreements for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the renewal of the relevant Agreement(s) with respect to each Portfolio, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the management fee and, where applicable, sub-advisory fee(s) were fair and reasonable and that the renewal of the Agreement(s) was in the best interests of the applicable Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors it deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s and each relevant Sub-Adviser’s responsibilities with respect to each Portfolio and the Adviser’s and each relevant Sub-Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios and accounts similar to the Portfolio(s) each advises, including, as applicable, series of AXA Premier VIP Trust and 1290 Funds.

With respect to the Adviser, the Board considered that the Adviser is responsible for, among other things, developing investment strategies for the Portfolios (and the portions thereof); researching, selecting and hiring

[1]	1290 Funds Sub-Advisers are AXA IM, AXA Rosenberg, DoubleLine, DoubleLine Equity, GAMCO, and Palisade.

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Sub-Advisers, conducting ongoing “due diligence” on and monitoring Sub-Advisers, and, when necessary or advisable, terminating or replacing Sub-Advisers; allocating and rebalancing Portfolio assets among Sub-Advisers; overseeing the selection of investments for the Portfolios (or the portions thereof) that the Sub-Advisers sub-advise; making investment decisions for the Portfolios (or the portions thereof) that it manages directly; managing the tactical volatility management strategy for certain of the Portfolios that employ such a strategy; monitoring and evaluating the performance of the Portfolios (or the portions thereof); monitoring the investment operations and composition of the Portfolios (or the portions thereof) and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Portfolios among the Sub-Advisers and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Adviser’s process for selecting and monitoring the Sub-Advisers and the other service providers to the Portfolios and its process for making investment decisions for the Portfolios (or the portions thereof) that it manages directly, as well as information regarding the qualifications and experience of, and resources available to, the personnel who perform those functions with respect to the Portfolios. The Board further considered that the Adviser also provides the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities and is responsible for coordinating the development of new initiatives and evaluating the impact of proposed products and services on the Trust and its assets. The Board also considered that the Adviser assumes significant entrepreneurial risk in sponsoring new Portfolios and that the Adviser also bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to all Portfolios. The Board considered that the Adviser’s responsibilities with respect to all Portfolios include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Portfolios. The Board also considered information regarding, and met regularly with the Trust’s Director of Risk to discuss, the Adviser’s ongoing risk management activities and reporting.

With respect to the Sub-Advisers, the Board considered that each Sub-Adviser, subject to the oversight of the Adviser, is responsible for making investment decisions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises; placing with brokers or dealers orders for the purchase and sale of investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises; and performing certain related administrative functions. The Board also reviewed information regarding each Sub-Adviser’s process for selecting investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises, as well as information regarding the qualifications and experience of the Sub-Adviser’s portfolio managers who provide services to the Portfolio(s). The Board also considered information regarding each Sub-Adviser’s procedures for executing portfolio transactions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises and procedures for selecting brokers and dealers and, where applicable, obtaining research from those brokers and dealers.

The Board also considered, among other factors, periodic reports provided to the Board regarding the services provided by the Adviser, the Sub-Advisers and, where applicable, their affiliates. In addition, the Board considered the allocation of Portfolio brokerage, including allocations to broker-dealers affiliated with the Adviser or a Sub-Adviser. The Board also considered the use of “soft” commission dollars to pay for research services, as applicable. In this regard, the Board also considered the Adviser’s and each Sub-Adviser’s trading experience and received information regarding how the Adviser and each Sub-Adviser seek to achieve “best execution” on behalf of a Portfolio (or portion thereof), including a report by an independent portfolio trading analytical firm. The Board also considered the Trust’s Chief Compliance Officer’s evaluation of the Adviser’s and each Sub-Adviser’s compliance programs, policies and procedures, including those relating to cybersecurity, and any compliance matters involving the Adviser and any applicable Sub-Adviser that had been brought to the Board’s attention during the year. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser and the Sub-Advisers and reviewed information regarding the Adviser’s and each Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Portfolios. The Board also considered information as to the overall amount of assets sub-advised by each Sub-Adviser and noted the largest Sub-Adviser relationships. In addition to periodic reports throughout the year, the Independent Trustees received information about business relationships that the Adviser and/or its affiliates, including AXA Equitable Life Insurance Company, have with Sub-Advisers and/or their affiliates in addition to the relationships involving the Portfolios. In this regard, the Board also received materials regarding

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the practices, policies and procedures adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest, including conflicts that may arise in connection with those additional business relationships.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large fund complex offering a wide range of portfolios, sub-advisers and investment styles. The Board likewise considered that investors have chosen to invest in FMG LLC-sponsored mutual funds. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Adviser and its affiliates provide to the Portfolios and their shareholders. The Board also noted that, throughout the past year, the Adviser and its affiliates had continued or undertaken initiatives intended to enhance various aspects of the Trust’s and the Board’s operations and investors’ experience with the FMG LLC-sponsored mutual funds. The Board noted that two new Independent Trustees, who had been serving as consultants to the Board and attending Board meetings since September 1, 2018, were elected to the Board effective January 1, 2019. The Board also noted strategic and other actions and initiatives that the Adviser had identified, including actions and initiatives that are part of a broader effort to coordinate and enhance the collective efficiency of the governance and oversight of the fund complex and provide for potential cost savings to shareholders that may result from such efficiencies. In this regard, the Board also noted that the Adviser continually reviews the overall line-up of investment options and conducts in-depth analysis of its entire fund complex to provide recommendations to the Board to streamline and strengthen the fund complex’s line-up.

The Board also considered strategic and other actions taken by the Adviser in response to recent events within the mutual fund industry, including actions taken in response to regulatory initiatives, as well as other significant judicial and other developments affecting the mutual fund industry. The Board also considered strategic and other actions taken by the Adviser and the Sub-Advisers in response to recent market conditions and considered the overall performance of the Adviser and the Sub-Advisers in this context. In this regard, among other things, the Board also requested and received throughout the past year information from the Adviser and various service providers on various topics impacting all mutual funds, including pricing and valuation of portfolio securities; liquidity risk management; cybersecurity; new reporting and disclosure requirements for mutual funds; trustee independence; and evolving technologies in the mutual fund industry. The Board noted that certain of these topics may present significant ongoing challenges for mutual funds and result in an increase in the responsibilities and costs of mutual fund service providers, including the Adviser.

The Board also considered that, since the July 2018 annual renewal process, the Adviser and its affiliates had continued to update the Board on matters relating to the ongoing sale by AXA S.A. (“AXA”), the Adviser’s ultimate parent company, of its remaining ownership interest in its U.S. subsidiary, AXA Equitable Holdings, Inc. (“AEH”) — and, indirectly, the Adviser — through a series of sales of AEH’s common stock (the “Sell-Down Plan”). In this regard, the Board also noted that it had received from the Adviser and its affiliates representations that their separation from AXA as contemplated by the Sell-Down Plan would not lead to a reduction in the quality or scope of portfolio management, administrative, regulatory compliance and other services provided by those firms to the Portfolios.

For purposes of evaluating the nature, quality and extent of the overall services provided to each Portfolio, the Board also took into account discussions with the Adviser and the relevant Sub-Adviser(s) about Portfolio investment performance that occur at Board and Investment Committee meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Portfolio reviews and other detailed reports to the Board on Portfolio performance, the Board periodically considered information regarding each Portfolio’s performance over various time periods on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”), a custom blended index developed by the Adviser that comprises broad-based indexes (“blended benchmark”), and/or a custom volatility managed index (“VMI”) developed by the Adviser and approved by the Board (which, in the case of certain Portfolios, may be a blended index comprising both broad-based and volatility-managed indexes), and a peer group of other mutual funds deemed by Broadridge to be comparable to the Portfolio (“peer group”). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and/or rolling period total returns. The Board also considered certain information, reflected in Appendix A, provided to the Board regarding each Portfolio’s performance relative to a benchmark, a blended benchmark, and/or a VMI and a peer group for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended March 31, 2019. The Board noted that this information supplemented other performance information provided to the Board throughout the year and in connection with the annual renewal process. For each Portfolio with at least one year of operating

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history as of March 31, 2019, the Board also considered information, provided directly to the Board by Broadridge, regarding a Portfolio’s performance over various time periods relative to a benchmark, a blended benchmark, and/or a VMI and peer groups.

The Board received a description of, and factored into its evaluation of each Portfolio’s performance the limitations inherent in, Broadridge’s methodology for developing and constructing peer groups and determining, from year to year, which mutual funds should be included in which peer groups, among other things. In this regard, the Board also noted that Broadridge’s methodology may result in a Portfolio’s being included in one peer group one year and in a different peer group the next, and in similar Portfolios being included in different peer groups. The Board also noted that the number of mutual funds included in a peer group may be relatively small and may differ significantly from peer group to peer group and from year to year and that the constituent mutual funds included in a peer group also may differ from year to year, which, among other factors, can limit the relevance of the comparisons. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Broadridge provided a useful measure of comparative performance.

In evaluating the Portfolios’ performance, the Board generally considered long-term performance to be more important than short-term performance and also took into account factors including general market conditions (including the amount of volatility in the market over the past year); the “style” in which the Portfolios are managed, as applicable, and whether that style is in or out of favor in the market; the relative sizes of the Portfolios; issuer-specific information; and fund cash flows. In this regard, the Board also noted how changes in time periods for performance calculations (for example, whether a one-year period is from December to December or March to March) can significantly impact a Portfolio’s returns and peer ranking on a relative basis. The Board also considered that variations in performance among a Portfolio’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

Allocation Portfolios

With respect to the performance of the 1290 VT DoubleLine Dynamic Allocation, EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/Goldman Sachs Moderate Growth Allocation, EQ/Invesco Moderate Allocation, EQ/JPMorgan Growth Allocation and EQ/Legg Mason Moderate Allocation Portfolios, the Board considered that each Portfolio allocates its assets between equity and fixed income investments and is advised by a single Sub-Adviser.

With respect to the performance of the All Asset Growth-Alt 20 and EQ/Franklin Templeton Allocation Managed Volatility Portfolios and the Strategic Allocation Portfolios, the Board considered that each Portfolio operates as a fund-of-funds and invests in securities of other mutual funds and/or exchange traded securities of other investment companies or investment vehicles (“ETFs”) (referred to collectively as “underlying portfolios”) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests. The Board also considered that the All Asset Growth-Alt 20 Portfolio and each of the Strategic Allocation Portfolios allocates its assets between equity and fixed income investments (and, in the case of the All Asset Growth-Alt 20 Portfolio, alternative investments) through its investments in underlying portfolios. The Board also considered that the EQ/Franklin Templeton Allocation Managed Volatility Portfolio allocates its assets among three underlying portfolios on approximately an equal basis.

The Board further considered that the three underlying portfolios among which the EQ/Franklin Templeton Allocation Managed Volatility Portfolio allocates its assets all employ a tactical volatility management strategy that is intended to reduce the volatility associated with investing in equity securities in an effort to produce more favorable risk-adjusted returns over extended market cycles. The Board also considered that certain of the underlying portfolios in which each of the Strategic Allocation Portfolios invests may employ a tactical volatility management strategy. The Board also noted that, for the EQ/Franklin Templeton Allocation Managed Volatility Portfolio, the Adviser uses a custom VMI as, among other things, an additional analytical tool in evaluating the Portfolio’s performance, and considered the Adviser’s explanation that a comparison of the Portfolio’s performance solely to that of a non-volatility managed benchmark may not take into account the impact of an integral part of the investment strategies of the Portfolio’s three underlying portfolios, particularly during periods of high volatility. Based on the Adviser’s explanation of the comparability of the custom VMI to the tactical volatility management strategies that the EQ/Franklin Templeton Allocation Managed Volatility Portfolio’s underlying portfolios employ, the Board noted that the Adviser generally considers the Portfolio’s performance relative to its custom VMI to be more indicative than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s peer group may or may not employ a tactical volatility management strategy like that employed by underlying portfolios in which the Portfolio invests.

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The Board further considered that, in connection with its investment strategy, each of the EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/Goldman Sachs Moderate Growth Allocation, EQ/Invesco Moderate Allocation, EQ/JPMorgan Growth Allocation and EQ/Legg Mason Moderate Allocation Portfolios may employ various volatility management techniques. The Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes a volatility management component.

In evaluating the performance of the 1290 VT DoubleLine Dynamic Allocation Portfolio, the Board also noted that the Portfolio had retained a Sub-Adviser, implemented a new investment strategy, and changed its investment objective and benchmarks in connection with a repositioning of the Portfolio in April 2017 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Franklin Templeton Allocation Managed Volatility Portfolio, the Board also noted that, in October 2018, the Portfolio had changed one of the three underlying portfolios among which it allocates its assets.

In evaluating the performance of the EQ/Goldman Sachs Moderate Growth Allocation Portfolio, the Board also noted that the Portfolio had changed its benchmark in December 2017 and, therefore, the Board focused on the Portfolio’s performance since that time.

The Board also noted that each of the EQ/AB Dynamic Aggressive Growth and EQ/JPMorgan Growth Allocation Portfolios had only a short operating history on which to evaluate performance.

The Board also factored into its evaluation of a Portfolio’s performance the limitations inherent in comparing the performance of asset allocation funds, such as the Portfolios, which may invest in equity and fixed income (and, as applicable, alternative) investments, to the performance of a peer group that includes funds that may allocate their assets between equity and fixed income investments in different percentages over time than the Portfolio and among other asset classes.

The Board and the Adviser discussed the performance of each Portfolio, including whether the Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and/or blended benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered, with respect to each sub-advised Portfolio, steps that the Adviser and the Sub-Adviser had taken to address a Portfolio’s performance, including any changes to the Sub-Adviser or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. Where applicable, the Board also considered, with respect to each fund-of-funds Portfolio, steps that the Adviser had taken to address a Portfolio’s performance, including any changes to the investment strategies of a Portfolio or to the underlying portfolios in which a Portfolio invests, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement(s) and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and, where applicable, the relevant Sub-Adviser regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and, where applicable, the relevant Sub-Adviser’s continued management of the Portfolio.

“Passive” with Managed Volatility Portfolios

With respect to the performance of the ATM International Managed Volatility, ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility, ATM Small Cap Managed Volatility, EQ/400 Managed Volatility, EQ/500 Managed Volatility, EQ/2000 Managed Volatility and EQ/International Managed Volatility Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio is normally divided into two portions, one of which uses a “passive” or indexing strategy intended to track the performance (before fees and expenses) of the Portfolio’s benchmark, and the other of which seeks to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Board further considered that each Portfolio’s tactical volatility management strategy is intended to reduce the volatility associated with investing in equity securities in an effort to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that,

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for each Portfolio, the Adviser uses a custom VMI as, among other things, an additional analytical tool in evaluating the Portfolio’s performance, and considered the Adviser’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark may not take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Adviser’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management strategy, the Board noted that the Adviser generally considers a Portfolio’s performance relative to its custom VMI to be more indicative than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s peer group may or may not employ a tactical volatility management strategy like that employed by the Portfolios. The Board also noted that each Portfolio has the ability to invest in ETFs.

The Board and the Adviser discussed the performance of each Portfolio, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s performance, including any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

“Passive” without Managed Volatility Portfolios

With respect to the performance of the 1290 VT Natural Resources and 1290 VT Real Estate Portfolios, the Board considered that each Portfolio seeks to track the performance (before fees and expenses) of its benchmark. With respect to the performance of the 1290 VT Socially Responsible Portfolio, the Board considered that the Portfolio seeks to track the investment results of a benchmark consisting of a universe of securities that have positive environmental, social and governance (“ESG”) characteristics. With respect to the performance of the EQ/Common Stock Index, EQ/Core Bond Index, EQ/Equity 500 Index, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios, the Board considered that each Portfolio seeks to achieve a total return (before fees and expenses) that approximates the total return performance of its benchmark. The Board noted that each Portfolio uses a “passive” or indexing strategy. The Board also noted that each Portfolio’s performance was expected to vary from (and generally was expected to be lower than) that of its benchmark due to fees, management of cash flows, transaction costs, valuation and other factors, which affect the Portfolio but not the benchmark. The Board also took into account that peer groups in which certain Portfolios were placed for comparison purposes include only funds with passive management strategies, whereas peer groups in which other Portfolios were placed for comparison purposes include funds with active management strategies.

In evaluating the performance of each Portfolio that had converted from an active management strategy to a passive management strategy, the Board focused on the Portfolio’s performance results since the date of the conversion and considered that the passive management strategy had been implemented, in part, to enhance the performance of the Portfolio.

In evaluating the performance of the 1290 VT Socially Responsible Portfolio, the Board also took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors. The Board also noted that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its benchmark in December 2016 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Large Cap Value Index and EQ/Mid Cap Index Portfolios, the Board also noted that each Portfolio had replaced its Sub-Adviser in November 2018.

The Board and the Adviser discussed the performance of each Portfolio, including whether each Portfolio had performed as expected over time, and the extent to which each Portfolio had achieved its objective, as described above. In this connection, the Board also considered information on the correlation and tracking error between each Portfolio and its respective benchmark over various time periods, as well as the Adviser’s and the relevant Sub-Adviser’s views and explanations of this information.

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Based on its review and the explanations provided by the Adviser and the relevant Sub-Adviser regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and the Sub-Adviser’s continued management of the Portfolio.

“Pactive” with Managed Volatility Portfolios

With respect to the performance of the EQ/ClearBridge Select Equity Managed Volatility, EQ/Franklin Balanced Managed Volatility, EQ/Franklin Small Cap Value Managed Volatility, EQ/Global Equity Managed Volatility, EQ/International Core Managed Volatility, EQ/International Value Managed Volatility, EQ/Large Cap Core Managed Volatility, EQ/Large Cap Growth Managed Volatility, EQ/Large Cap Value Managed Volatility, EQ/Mid Cap Value Managed Volatility and EQ/Templeton Global Equity Managed Volatility Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple Sub-Advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. The Board noted that each Portfolio uses a combination of active and passive (or “pactive”) investment strategies. The Board also noted that each of the EQ/International Core Managed Volatility, EQ/International Value Managed Volatility, EQ/Large Cap Core Managed Volatility, EQ/Large Cap Growth Managed Volatility, EQ/Large Cap Value Managed Volatility and EQ/Mid Cap Value Managed Volatility Portfolios also has the ability to invest in ETFs.

The Board also considered that, in connection with the pactive investment strategy, each Portfolio may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board further considered that each Portfolio’s volatility management strategy is intended to reduce the volatility associated with investing in equity securities in an effort to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each Portfolio, the Adviser uses a custom VMI as, among other things, an additional analytical tool in evaluating the Portfolio’s performance, and considered the Adviser’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark may not take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Adviser’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management component, the Board noted that the Adviser generally considers a Portfolio’s performance relative to its custom VMI to be more indicative than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and (in the case of certain Portfolios) ETF components, as well as a tactical volatility management component.

In evaluating the performance of the EQ/ClearBridge Select Equity Managed Volatility Portfolio, the Board also noted that the Portfolio had replaced a Sub-Adviser and modified its active investment strategies in October 2018.

With respect to the EQ/Global Equity Managed Volatility Portfolio, the Board also noted that, in May 2019, OppenheimerFunds, Inc. (“Oppenheimer”), then a Sub-Adviser to the Portfolio, was acquired by the indirect parent company of Invesco, which replaced Oppenheimer as a Sub-Adviser to the Portfolio.

In evaluating the performance of the EQ/International Value Managed Volatility Portfolio, the Board also noted that the Portfolio had replaced a Sub-Adviser and modified its investment strategy in December 2018.

In addition, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance.

The Board and the Adviser discussed the performance of each Portfolio and each allocated portion thereof, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

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Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

“Pactive” without Managed Volatility Portfolios

With respect to the performance of the 1290 VT Convertible Securities and 1290 VT High Yield Bond Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated between two portions, one of which is actively managed and the other of which is invested in ETFs that are passively managed. With respect to the performance of the 1290 VT Micro Cap, 1290 VT Small Cap Value, EQ/Emerging Markets Equity PLUS, EQ/Global Bond PLUS, EQ/Morgan Stanley Small Cap Growth and EQ/Quality Bond PLUS Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple Sub-Advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy, whereby one portion is actively managed and the other portion seeks to track the performance of a particular index. With respect to the performance of the EQ/AB Small Cap Growth Portfolio, the Board considered that the Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated between two portions, one of which is actively managed and the other of which seeks to track the performance of a particular index. With respect to the performance of the Multimanager Aggressive Equity, Multimanager Core Bond, Multimanager Mid Cap Growth, Multimanager Mid Cap Value and Multimanager Technology Portfolios (the “Multimanager Portfolios”), the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple Sub-Advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy, whereby one portion of a Portfolio seeks to track the performance of a particular index, one portion of the Multimanager Technology Portfolio has the ability to invest in ETFs, and one or more other portions of a Portfolio are actively managed. The Board noted that each Portfolio uses a combination of active and passive (or “pactive”) investment strategies. The Board also noted that each of the EQ/Emerging Markets Equity PLUS, EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios also has the ability to invest in ETFs. The Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and (in the case of certain Portfolios) ETF components.

The Board also noted that prior to June 2014 each Multimanager Portfolio was organized as a series of AXA Premier VIP Trust and that, therefore, the performance information that had been provided to the Board, including the performance information for the five- and ten-year periods and since inception periods ended March 31, 2019, for each Portfolio included the performance of its predecessor series. The Board also noted that each Multimanager Portfolio’s investment objective, strategies and, except as discussed below, policies are substantially identical to those of its predecessor series.

The Board noted that the Adviser, in its management of each of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios’ predecessor series, had employed various volatility management techniques, including the use of futures and options to manage equity exposure, but that in April 2014 the Adviser had discontinued the use of these techniques in its management of the predecessor series, and the Adviser was not employing these techniques in its management of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios. Therefore, the Board focused on each Portfolio’s performance since that time.

In evaluating the performance of the Multimanager Core Bond Portfolio, the Board also noted that the Portfolio had changed its benchmark in December 2017 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the Multimanager Mid Cap Growth Portfolio, the Board also took into account that the Adviser was considering potential recommendations to the Board with respect to the Portfolio.

In evaluating the performance of the Multimanager Mid Cap Value Portfolio, the Board also noted that the Portfolio had replaced a Sub-Adviser in April 2019. The Board also took into account that the Adviser was considering potential recommendations to the Board with respect to the Portfolio.

In evaluating the performance of the Multimanager Technology Portfolio, the Board also noted that the Portfolio had replaced a Sub-Adviser in November 2018.

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In addition, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance.

The Board and the Adviser discussed the performance of each Portfolio and each allocated portion thereof, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

Active Portfolios

With respect to the performance of the 1290 VT DoubleLine Opportunistic Bond, 1290 VT Equity Income, 1290 VT GAMCO Mergers & Acquisitions, 1290 VT GAMCO Small Company Value, 1290 VT SmartBeta Equity, EQ/AB Short Duration Government Bond, EQ/American Century Mid Cap Value, EQ/BlackRock Basic Value Equity, EQ/Capital Guardian Research, EQ/ClearBridge Large Cap Growth, EQ/Fidelity Institutional AM® Large Cap, EQ/Franklin Rising Dividends, EQ/Franklin Strategic Income, EQ/Goldman Sachs Mid Cap Value, EQ/Invesco Comstock, EQ/Invesco Global Real Estate, EQ/Invesco International Growth, EQ/Ivy Energy, EQ/Ivy Mid Cap Growth, EQ/Ivy Science and Technology, EQ/Janus Enterprise, EQ/JPMorgan Value Opportunities, EQ/Lazard Emerging Markets Equity, EQ/Loomis Sayles Growth, EQ/MFS International Growth, EQ/MFS International Value, EQ/MFS Technology, EQ/MFS Utilities Series, EQ/Money Market, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/PIMCO Real Return, EQ/PIMCO Total Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock, EQ/T. Rowe Price Health Sciences and EQ/UBS Growth and Income Portfolios, the Board considered that each Portfolio is actively managed and advised by a single Sub-Adviser.

With respect to the performance of the 1290 VT Energy, 1290 VT Low Volatility Global Equity and 1290 VT Multi-Alternative Strategies Portfolios, the Board considered that each Portfolio operates as a fund-of-funds and invests in securities of other mutual funds and/or ETFs (referred to collectively as “underlying portfolios”) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

In evaluating the performance of the 1290 VT Equity Income Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser and modified its investment strategy in January 2018 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the 1290 VT GAMCO Mergers & Acquisitions Portfolio, the Board also took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types.

In evaluating the performance of the 1290 VT SmartBeta Equity Portfolio, the Board also noted that, prior to January 2018, the Portfolio did not integrate ESG filters into its portfolio construction process.

In evaluating the performance of the EQ/ClearBridge Large Cap Growth Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its benchmark in December 2016 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Janus Enterprise Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser and modified its investment strategy in December 2016 and, therefore, the Board focused on the Portfolio’s performance since that time.

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In evaluating the performance of the EQ/Loomis Sayles Growth Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its benchmark in September 2014 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Money Market Portfolio, the Board also noted that the Portfolio had converted to a government money market fund and modified its investment strategy accordingly in April 2016 and, therefore, the Board focused on the Portfolio’s performance since that time. The Board also considered the low interest rate environment.

With respect to the EQ/Oppenheimer Global Portfolio, the Board also noted that, in May 2019, Oppenheimer, then a Sub-Adviser to the Portfolio, was acquired by the indirect parent company of Invesco, which replaced Oppenheimer as a Sub-Adviser to the Portfolio.

In evaluating the performance of the EQ/UBS Growth and Income Portfolio, the Board also took into account that the Adviser was considering potential recommendations to the Board with respect to the Portfolio.

The Board also noted that the 1290 VT Multi-Alternative Strategies Portfolio had only a short operating history on which to evaluate performance.

The Board also noted that each of the EQ/American Century Mid Cap Value, EQ/Fidelity Institutional AM® Large Cap, EQ/Franklin Rising Dividends, EQ/Franklin Strategic Income, EQ/Goldman Sachs Mid Cap Value, EQ/Invesco Global Real Estate, EQ/Invesco International Growth, EQ/Ivy Energy, EQ/Ivy Mid Cap Growth, EQ/Ivy Science and Technology, EQ/Lazard Emerging Markets Equity, EQ/MFS International Value, EQ/MFS Technology, EQ/MFS Utilities Series, EQ/PIMCO Real Return, EQ/PIMCO Total Return and EQ/T. Rowe Price Health Sciences Portfolios (the “New Portfolios”) had only a short operating history on which to evaluate performance. The Board also determined that, although each New Portfolio was created as a “clone” of an existing, unaffiliated variable insurance trust fund (or “VIT”), it was not appropriate for the Board to consider the prior performance record of a New Portfolio’s corresponding VIT because certain differences between the New Portfolios and their corresponding VITs render such comparisons inapt, including that (i) each New Portfolio’s asset size differs from its corresponding VIT’s asset size; (ii) each New Portfolio and its corresponding VIT have different cash flow patterns; (iii) each New Portfolio has a different investment adviser (that is, the Adviser) than its corresponding VIT; and (iv) each New Portfolio and its corresponding VIT have received a different set of services. In this regard, the Board viewed the performance of each New Portfolio in the same manner as it would view the performance of any other Portfolio with a short operating history.

The Board and the Adviser discussed the performance of each Portfolio, including whether the Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered, with respect to each sub-advised Portfolio, steps that the Adviser and the Sub-Adviser had taken to address a Portfolio’s performance, including any changes to the Sub-Adviser or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. Where applicable, the Board also considered, with respect to each fund-of-funds Portfolio, steps that the Adviser had taken to address a Portfolio’s performance, including any changes to the investment strategies of a Portfolio or to the underlying portfolios in which a Portfolio invests, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement(s) and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and, where applicable, the relevant Sub-Adviser regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and, where applicable, the relevant Sub-Adviser’s continued management of the Portfolio.

All Portfolios

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services provided by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates were appropriate for the Portfolio in light of its investment objective(s) and, thus, supported a decision to approve the renewal of the Agreement(s).

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Expenses

The Board considered each Portfolio’s management fee and, where applicable, sub-advisory fee(s) in light of the nature, quality and extent of the overall services provided by the Adviser and, where applicable, the relevant Sub-Adviser(s). The Board also reviewed comparative fee and expense information for each Portfolio provided directly to the Board by Broadridge. For the New Portfolios, the comparative fee and expense information was based upon fees and expenses provided to Broadridge by the Adviser. The information provided by Broadridge included an analysis of how each Portfolio’s contractual management fee, actual management fee, other expense components, and total expense ratio compared with those of peer groups of other mutual funds selected by Broadridge as constituting an appropriate expense comparison for the Portfolio (a Portfolio’s “Broadridge category”). For each Portfolio, Broadridge provided information on the Portfolio’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within a Broadridge category assuming the other funds were similar in size to the Portfolio, as well as information on the Portfolio’s actual management fee and total expense ratio in comparison with those of other funds within a Broadridge category. The management fee analysis includes within such fee any separate administrative fee paid by a fund, including the administrative fee a Portfolio paid to the Adviser in its capacity as administrator for the Portfolio. The contractual management fee analysis does not take into account any fee reimbursements or waivers, whereas the actual management fee analysis does take into account any management (including any administrative) fee reimbursements or waivers that benefit a fund. The total expense ratio represents a fund’s total net operating expenses and takes into account any expense reimbursements or fee waivers that benefit a fund. Broadridge provided, and the Board considered, total expense ratio comparisons including and excluding any 12b-1 or non 12b-1 service fees and, as applicable, including fees and expenses of any underlying funds in which a fund invests.

Except for the New Portfolios, the Broadridge expense data was based upon historical information taken from each Portfolio’s audited annual report for the fiscal year ended December 31, 2018. For the New Portfolios, which commenced operations shortly before the fiscal year end, the Broadridge expense data was based upon fees and expenses provided to Broadridge by the Adviser. Broadridge provided expense data for Class IB shares of each Portfolio other than the ATM International Managed Volatility, ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility and ATM Small Cap Managed Volatility Portfolios (the “ATM Portfolios”). The Board reviewed the expense data for Class IB shares as a proxy for all of a Portfolio’s operational share classes. In this regard, the Board noted that the expenses for a Portfolio’s Class IB shares are generally equal to the expenses for a Portfolio’s Class IA shares (as applicable) and higher than the expenses for a Portfolio’s Class K shares (as applicable) and that the expense comparisons may differ for different classes. For the ATM Portfolios, Broadridge provided expense data for Class K shares, the Portfolios’ only operational share class. Portfolio-specific contractual management fee and total expense ratio comparisons are provided below. The total expense ratio comparisons exclude any 12b-1 or non 12b-1 service fees. For the funds-of-funds Portfolios and certain other Portfolios as noted below, the total expense ratio comparisons include fees and expenses of any underlying funds in which a fund invests.

The Board received a description of, and factored into its evaluation of each Portfolio’s fees and expenses the limitations inherent in, Broadridge’s methodology for developing and constructing Broadridge categories and for determining, from year to year, which mutual funds should be included in which Broadridge categories, among other things. In this regard, the Board also noted that Broadridge’s methodology may result in a Portfolio’s being included in one peer group one year and in a different peer group the next, and in similar Portfolios being included in different peer groups. The Board recognized these inherent limitations and, taking into account commentary and supporting data presented by management, also recognized that comparisons between a Portfolio and other mutual funds in a Broadridge category may not be as relevant in certain circumstances, given that in some cases a Portfolio may exhibit notable differences (for example, in its objective(s), management techniques, relative size, and operating structure) when compared to other mutual funds in a Broadridge category. The Board also noted that the number of mutual funds included in a Broadridge category may be relatively small and may differ significantly from category to category and from year to year and that the constituent mutual funds included in a Broadridge category (as well as their respective management/administrative fees and total expense ratios) also may differ from year to year, which can limit the relevance of the comparisons. The Board also noted that there is no standard definition of advisory and administrative services, meaning that different mutual funds may receive different services, rendering fee and expense comparisons more difficult. Nonetheless, the Board believed that the independent analysis conducted by Broadridge assisted the Board in evaluating the reasonableness of each Portfolio’s management fee and total expense ratio. The Board also considered that the

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full effects of certain fee and expense changes that the Adviser had agreed to implement during 2018 were not reflected in the Broadridge expense data, but that all current fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents.

In addition, with respect to each sub-advised Portfolio, the Board further considered the relative levels of the sub-advisory fee(s) paid to the relevant Sub-Adviser(s) and the management fee retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the relevant Sub-Adviser(s), and the information prepared by management regarding the level of profits realized by the Adviser in connection with its operation of the Portfolio. The Board also considered the sub-advisory fee paid to each Sub-Adviser in light of fees charged by the Sub-Adviser to similar portfolios advised or sub-advised by the Sub-Adviser.

Allocation Portfolios

The Board considered that the contractual management fee for each of the All Asset Growth Alt-20 and EQ/Franklin Templeton Allocation Managed Volatility Portfolios was at or below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of the All Asset Growth Alt-20 Portfolio was below the median for the Portfolio’s Broadridge category, and the total expense ratio for the Class IB shares of the EQ/Franklin Templeton Allocation Managed Volatility Portfolio was above the median for the Portfolio’s Broadridge category. For each Portfolio, the total expense ratio included the fees and expenses of the underlying portfolios in which the Portfolio invests.

The Board considered that the contractual management fee for each of the Strategic Allocation Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the EQ/Aggressive Growth Strategy and EQ/Conservative Strategy Portfolios was at or below the median for the Portfolio’s respective Broadridge category; the total expense ratio for the Class IB shares of each of the EQ/Balanced Strategy, EQ/Growth Strategy, EQ/Moderate Growth Strategy and EQ/Ultra Conservative Strategy Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category; and the total expense ratio for the Class IB shares of the EQ/Conservative Growth Strategy Portfolio was above the median for the Portfolio’s Broadridge category. For each Portfolio, the total expense ratio included the fees and expenses of the underlying portfolios in which the Portfolio invests.

The Board considered that the contractual management fee for each of the 1290 VT DoubleLine Dynamic Allocation, EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/Goldman Sachs Moderate Growth Allocation, EQ/Invesco Moderate Allocation, EQ/JPMorgan Growth Allocation and EQ/Legg Mason Moderate Allocation Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was above the median for the Portfolio’s respective Broadridge category. For each Portfolio, the total expense ratio included the fees and expenses of underlying portfolios in which the Portfolio may invest.

With respect to the All Asset Growth-Alt 20 and EQ/Franklin Templeton Allocation Managed Volatility Portfolios and the Strategic Allocation Portfolios, the Board also considered each Portfolio’s management fee rate relative to the management fee rates of other portfolios managed by the Adviser that, like the Portfolios, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between a Portfolio and other funds-of-funds managed by the Adviser.

With respect to the EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/Goldman Sachs Moderate Growth Allocation, AXA/Invesco Moderate Allocation, EQ/JPMorgan Growth Allocation Portfolio and EQ/Legg Mason Moderate Allocation Portfolios, the Board also noted that the funds in each Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes a volatility management component.

The Board further considered that the management fee rate schedule for each Portfolio other than the All Asset Growth Alt-20 and EQ/Franklin Templeton Allocation Managed Volatility Portfolios includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered (a) that the administrative fee rate schedule applicable to all of the Portfolios other than the 1290 VT DoubleLine Dynamic Allocation Portfolio aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust and in the portfolios of AXA Premier VIP Trust, and that the administrative fee rate schedule applicable

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to the 1290 VT DoubleLine Dynamic Allocation Portfolio aggregates the assets managed by the Adviser in this Portfolio and several other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) that the administrative fee rate schedules applicable to all of the Portfolios include breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that each Portfolio’s expense limitation arrangement includes the fees and expenses of underlying portfolios in which the Portfolio invests and, thus, such fees and expenses would not cause the Portfolio’s annual operating expenses to exceed its expense limitation. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each of the 1290 VT DoubleLine Dynamic Allocation, EQ/AB Dynamic Aggressive Growth, EQ/Conservative Strategy, EQ/Franklin Templeton Allocation Managed Volatility, EQ/Goldman Sachs Moderate Growth Allocation, EQ/Invesco Moderate Allocation, EQ/JPMorgan Growth Allocation, EQ/Legg Mason Moderate Allocation and EQ/Ultra Conservative Strategy Portfolios was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2019 (a) to lower the asset levels required to reach certain breakpoints in, and to add a new breakpoint to, the management fee rate schedule applicable to each Strategic Allocation Portfolio, and (b) to lower the asset levels required to reach the breakpoints in the management fee rate schedules applicable to the 1290 VT DoubleLine Dynamic Allocation, EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/Goldman Sachs Moderate Growth Allocation, EQ/Invesco Moderate Allocation, EQ/JPMorgan Growth Allocation and EQ/Legg Mason Moderate Allocation Portfolios. The Board noted that these actions are expected to lower the Portfolios’ management fees at current and/or higher asset levels.

The Board also considered that, as funds-of-funds that indirectly bear the expenses charged by the underlying portfolios in which they invest, the All Asset Growth-Alt 20 and EQ/Franklin Templeton Allocation Managed Volatility Portfolios and the Strategic Allocation Portfolios would benefit from any breakpoints in the management and administrative fee rate schedules for the underlying portfolios, in particular the underlying portfolios managed by the Adviser.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s management fee and, where applicable, the Sub-Adviser’s sub-advisory fee are fair and reasonable.

Passive with Managed Volatility Portfolios

The Board considered that the contractual management fee for each of the ATM International Managed Volatility, ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility, ATM Small Cap Managed Volatility, EQ/400 Managed Volatility, EQ/500 Managed Volatility, EQ/2000 Managed Volatility and EQ/International Managed Volatility Portfolios was above (but, in the case of the EQ/500 Managed Volatility Portfolio, within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class K or Class IB shares (as applicable) of each of the ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility, ATM Small Cap Managed Volatility, EQ/400 Managed Volatility, EQ/500 Managed Volatility and EQ/2000 Managed Volatility Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class K or Class IB shares (as applicable) of each of the ATM International Managed Volatility and EQ/International Managed Volatility Portfolios was above the median for the Portfolio’s respective Broadridge category.

The Board also noted that the funds in each Portfolio’s Broadridge category may or may not employ a tactical volatility management strategy like that employed by the Portfolios.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust and in the portfolios of AXA Premier VIP Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or

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administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for the ATM Mid Cap Managed Volatility Portfolio was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2019, to lower the asset levels required to reach certain breakpoints in, and to add a new breakpoint to, the management fee rate schedule applicable to each Portfolio. The Board noted that this action is expected to lower the Portfolios’ management fees at current and/or higher asset levels.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s management fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

Passive without Managed Volatility Portfolios

The Board considered that the contractual management fee for each of the 1290 VT Natural Resources, 1290 VT Real Estate, 1290 VT Socially Responsible and EQ/Large Cap Growth Index Portfolios was at or below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the 1290 VT Natural Resources, 1290 VT Real Estate and 1290 VT Socially Responsible Portfolios was below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of the EQ/Large Cap Growth Index Portfolio was above (but within five basis points of) the median for the Portfolio’s Broadridge category.

The Board considered that the contractual management fee for each of the EQ/Common Stock Index, EQ/Intermediate Government Bond, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was at (in the case of the EQ/Common Stock Index Portfolio) or above the median for the Portfolio’s respective Broadridge category. The Board noted, however, that the total expense ratio for the Class IB shares of each of the EQ/Large Cap Value Index and EQ/Small Company Index Portfolios was within five basis points of the median for the Portfolio’s respective Broadridge category.

The Board considered that the contractual management fee for each of the EQ/Core Bond Index, EQ/Equity 500 Index and EQ/International Equity Index Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was above the median for the Portfolio’s respective Broadridge category.

The Board also took into account that peer groups in which certain Portfolios were placed for comparison purposes include only funds with passive management strategies, whereas peer groups in which other Portfolios were placed for comparison purposes include funds with active management strategies.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that, for each of the 1290 VT Natural Resources, 1290 VT Real Estate, 1290 VT Socially Responsible and EQ/Core Bond Index Portfolios, the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each of the 1290 VT Natural Resources and 1290 VT Real Estate Portfolios was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed a new, contractual expense limitation arrangement for the EQ/International Equity Index Portfolio effective October 1, 2019, and would present this proposal for the Board’s approval at its September 2019 meeting.

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Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s management fee and the Sub-Adviser’s sub-advisory fee are fair and reasonable.

Pactive with Managed Volatility Portfolios

The Board considered that the contractual management fee for each of the EQ/Large Cap Core Managed Volatility, EQ/Large Cap Growth Managed Volatility, EQ/Large Cap Value Managed Volatility and EQ/Mid Cap Value Managed Volatility Portfolios was below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the EQ/Large Cap Core Managed Volatility, EQ/Large Cap Growth Managed Volatility and EQ/Large Cap Value Managed Volatility Portfolios was at or below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of the EQ/Mid Cap Value Managed Volatility Portfolio was above the median for the Portfolio’s Broadridge category.

The Board considered that the contractual management fee for each of the EQ/International Core Managed Volatility and EQ/International Value Managed Volatility Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category.

The Board considered that the contractual management fee for each of the EQ/ClearBridge Select Equity Managed Volatility, EQ/Franklin Balanced Managed Volatility, EQ/Franklin Small Cap Value Managed Volatility, EQ/Global Equity Managed Volatility and EQ/Templeton Global Equity Managed Volatility Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was above the median for the Portfolio’s respective Broadridge category.

The Board also noted that the funds in each Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and (in the case of certain Portfolios) ETF components, as well as a tactical volatility management component.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust and in the portfolios of AXA Premier VIP Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each of the EQ/ClearBridge Select Equity Managed Volatility, EQ/Franklin Small Cap Value Managed Volatility, EQ/Global Equity Managed Volatility and EQ/International Value Managed Volatility Portfolios was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2019, to lower the asset levels required to reach the breakpoints in the management fee rate schedules applicable to all of the Portfolios and to lower certain management fee rates for each of the Portfolios. The Board noted that these actions are expected to lower the Portfolios’ management fees at current and/or higher asset levels.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s management fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

Pactive without Managed Volatility Portfolios

The Board considered that the contractual management fee for each of the EQ/AB Small Cap Growth and EQ/Emerging Markets Equity PLUS Portfolios was below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was below the median for the Portfolio’s respective Broadridge category.

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The Board considered that the contractual management fee for each of the 1290 VT Convertible Securities, 1290 VT High Yield Bond, 1290 VT Micro Cap, 1290 VT Small Cap Value, EQ/Morgan Stanley Small Cap Growth, Multimanager Core Bond, Multimanager Mid Cap Growth, Multimanager Mid Cap Value and Multimanager Technology Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the Multimanager Mid Cap Value and Multimanager Technology Portfolios was at or below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of each of the 1290 VT Convertible Securities, 1290 VT High Yield Bond, 1290 VT Micro Cap, 1290 VT Small Cap Value, EQ/Morgan Stanley Small Cap Growth, Multimanager Core Bond and Multimanager Mid Cap Growth Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board noted, however, that the total expense ratio for the Class IB shares of each of the 1290 VT Micro Cap, 1290 VT Small Cap Value, EQ/Morgan Stanley Small Cap Growth and Multimanager Mid Cap Growth Portfolios was within five basis points of the median for the Portfolio’s respective Broadridge category. For the 1290 VT Convertible Securities Portfolio, the total expense ratio included the fees and expenses of underlying funds in which the Portfolio may invest.

The Board considered that the contractual management fee for each of the EQ/Global Bond PLUS, EQ/Quality Bond PLUS and Multimanager Aggressive Equity Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of the EQ/Global Bond PLUS Portfolio was below the median for the Portfolio’s Broadridge category, and the total expense ratio for the Class IB shares of each of the EQ/Quality Bond PLUS and Multimanager Aggressive Equity Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category.

The Board also noted that the funds in each Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and (in the case of certain Portfolios) ETF components.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust and in the portfolios of AXA Premier VIP Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that the expense limitation arrangement for the 1290 VT Convertible Securities Portfolio includes the fees and expenses of underlying portfolios in which the Portfolio may invest and, thus, such fees and expenses would not cause the Portfolio’s annual operating expenses to exceed its expense limitation. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each Portfolio (except the EQ/AB Small Cap Growth, EQ/Quality Bond PLUS and Multimanager Aggressive Equity Portfolios) was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2019, to lower the asset levels required to reach the breakpoints in the management fee rate schedules applicable to all of the Portfolios. The Board noted that this action is expected to lower the Portfolios’ management fees at current and/or higher asset levels. The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed to lower the contractual expense limitation arrangement for the 1290 VT Convertible Securities Portfolio effective October 1, 2019, and would present this proposal for the Board’s approval at its September 2019 meeting.

The Board also took into account that the Adviser was considering potential recommendations to the Board with respect to the Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s management fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

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Active Portfolios

The Board considered that the contractual management fee for each of the 1290 VT Energy, 1290 VT Low Volatility Global Equity, EQ/Franklin Rising Dividends, EQ/Franklin Strategic Income, EQ/MFS Technology and EQ/PIMCO Total Return Portfolios was at or below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was at or below the median for the Portfolio’s respective Broadridge category. For each Portfolio, the total expense ratio included the fees and expenses of underlying portfolios in which the Portfolio may invest.

The Board considered that the contractual management fee for each of the 1290 VT GAMCO Small Company Value, EQ/BlackRock Basic Value Equity, EQ/ClearBridge Large Cap Growth, EQ/Fidelity Institutional AM® Large Cap, EQ/Invesco Global Real Estate, EQ/Invesco International Growth, EQ/Janus Enterprise, EQ/JPMorgan Value Opportunities and EQ/MFS Utilities Series Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the 1290 VT GAMCO Small Company Value, EQ/Fidelity Institutional AM® Large Cap, EQ/Janus Enterprise, EQ/JPMorgan Value Opportunities and EQ/MFS Utilities Series Portfolios was at or below the median for the Portfolio’s respective Broadridge category, the total expense ratio for the Class IB shares of the EQ/BlackRock Basic Value Equity Portfolio was above (but within five basis points of) the median for the Portfolio’s Broadridge category, and the total expense ratio for the Class IB shares of each of the EQ/ClearBridge Large Cap Growth, EQ/Invesco Global Real Estate and EQ/Invesco International Growth Portfolios was above the median for the Portfolio’s respective Broadridge category. For each of the EQ/Fidelity Institutional AM® Large Cap, EQ/Invesco Global Real Estate, EQ/Invesco International Growth and EQ/MFS Utilities Series Portfolios, the total expense ratio included the fees and expenses of underlying funds in which the Portfolio may invest.

The Board considered that the contractual management fee for each of the 1290 VT DoubleLine Opportunistic Bond, 1290 VT Equity Income, 1290 VT GAMCO Mergers & Acquisitions, 1290 VT Multi-Alternative Strategies, 1290 VT SmartBeta Equity, EQ/AB Short Duration Government Bond, EQ/American Century Mid Cap Value, EQ/Capital Guardian Research, EQ/Goldman Sachs Mid Cap Value, EQ/Invesco Comstock, EQ/Ivy Energy, EQ/Ivy Mid Cap Growth, EQ/Ivy Science and Technology, EQ/Lazard Emerging Markets Equity, EQ/Loomis Sayles Growth, EQ/MFS International Growth, EQ/MFS International Value, EQ/Money Market, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/PIMCO Real Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock, EQ/T. Rowe Price Health Sciences and EQ/UBS Growth and Income Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios (except the EQ/American Century Mid Cap Value, EQ/Ivy Science and Technology and EQ/PIMCO Real Return Portfolios) was above the median for the Portfolio’s respective Broadridge category. The Board noted, however, that the total expense ratio for the Class IB shares of the 1290 VT Multi-Alternative Strategies, EQ/Capital Guardian Research, EQ/Goldman Sachs Mid Cap Value, EQ/Ivy Mid Cap Growth, EQ/Lazard Emerging Markets Equity, EQ/MFS International Value, EQ/T. Rowe Price Growth Stock and EQ/T. Rowe Price Health Sciences Portfolios was within five basis points of the median for the Portfolio’s respective Broadridge category. For each of the 1290 VT DoubleLine Opportunistic Bond, 1290 VT Multi-Alternative Strategies, EQ/American Century Mid Cap Value, EQ/Goldman Sachs Mid Cap Value, EQ/Ivy Energy, EQ/Ivy Mid Cap Growth, EQ/Ivy Science and Technology, EQ/Lazard Emerging Markets Equity, EQ/MFS International Value, EQ/PIMCO Real Return and EQ/T. Rowe Price Health Sciences Portfolios, the total expense ratio included the fees and expenses of underlying portfolios in which the Portfolio may invest.

With respect to the 1290 VT Energy, 1290 VT Low Volatility Global Equity and 1290 VT Multi-Alternative Strategies Portfolios, the Board also considered each Portfolio’s management fee rate relative to the management fee rates of other portfolios managed by the Adviser that, like the Portfolios, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between a Portfolio and other funds-of-funds managed by the Adviser.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in

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corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that, for each Portfolio (except the 1290 VT GAMCO Mergers & Acquisitions and EQ/Money Market Portfolios), the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that the expense limitation arrangement for each of the New Portfolios and each of the 1290 VT DoubleLine Opportunistic Bond, 1290 VT Energy, 1290 VT Low Volatility Global Equity and 1290 VT Multi-Alternative Strategies Portfolios includes the fees and expenses of underlying portfolios in which the Portfolio may invest and, thus, such fees and expenses would not cause the Portfolio’s annual operating expenses to exceed its expense limitation. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each Portfolio (except the 1290 VT GAMCO Mergers & Acquisitions, 1290 VT GAMCO Small Company Value, EQ/AB Short Duration Government Bond, EQ/ClearBridge Large Cap Growth, EQ/Invesco Global Real Estate, EQ/Janus Enterprise, EQ/JPMorgan Value Opportunities and EQ/Money Market Portfolios) was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2019, to lower the asset levels required to reach the breakpoints in the management fee rate schedules applicable to all of the Portfolios other than the 1290 VT DoubleLine Opportunistic Bond, EQ/AB Short Duration Government Bond, EQ/Franklin Strategic Income, EQ/Money Market, EQ/PIMCO Global Real Return, EQ/PIMCO Real Return, EQ/PIMCO Total Return and EQ/PIMCO Ultra Short Bond Portfolios, for which the management fee rate schedules already reflect the lower assets levels, and the 1290 VT Energy, 1290 VT Low Volatility Global Equity and 1290 VT Multi-Alternative Strategies Portfolios. The Board noted that this action is expected to lower the Portfolios’ management fees at current and/or higher asset levels. The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed to lower the contractual expense limitation arrangement for the 1290 VT DoubleLine Opportunistic Bond Portfolio effective October 1, 2019, and would present this proposal for the Board’s approval at its September 2019 meeting.

The Board also took into account that the Adviser was considering potential recommendations to the Board with respect to the EQ/UBS Growth and Income Portfolio.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s management fee and, where applicable, the Sub-Adviser’s sub-advisory fee are fair and reasonable.

Profitability and Costs

The Board also considered the level of profits realized by the Adviser and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2018, which was the most recent fiscal year for the Adviser. The Board also considered a year-over-year comparison of profitability information for the one-year periods ended December 31, 2018, 2017, and 2016.

In reviewing the Adviser’s profitability analysis, attention was given to the methodology the Adviser followed in determining and allocating costs to each Portfolio. The Board recognized that cost allocation methodologies are inherently subjective and various cost allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that, although the cost allocation methodology reflected certain changes in the Adviser’s and its affiliates’ cost accounting and other appropriate adjustments, it was consistent with the redesigned cost allocation methodology followed in the profitability report presentation for the Portfolios made in the prior year. The Board also noted that, in consultation with and through independent legal counsel, the Board’s Audit Committee had engaged an outside consultant to conduct an assessment of the redesigned cost allocation methodology prior to its being integrated into the Adviser’s profitability analysis in connection with the July 2018 annual renewal process. At that time, the Board took into account the consultant’s reported findings that, among other things, the redesigned cost allocation methodology includes expense categories that are reasonable and consistent to the services the Adviser provides to the Portfolios, the expense categories reviewed are consistent with industry practices and related cost allocation methods, and the allocation of those expenses and associated logic for the allocation to management and administration related revenue categories appear reasonable and consistent with observed industry practices and other established standards. The Board further noted that, in connection with the July 2019 annual renewal process, the Audit Committee had requested that the consultant review and update its prior report in light of the adjustments that had been made to the redesigned cost allocation

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methodology and that, following such review, the consultant’s aforementioned reported findings remained unchanged. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from changes in rules and other regulations and to adapt to other challenges impacting the mutual fund industry. In addition, the Board considered information prepared by management and from third party sources comparing the profitability of the Adviser on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Adviser) over various time periods.

In addition, with respect to the sub-advised Portfolios, the Board noted that the Board and the Adviser generally are aware of the fees charged by the Sub-Advisers to other clients (this information having been provided to the Board and the Adviser by the Sub-Advisers in conjunction with the proposed renewal of the Sub-Advisory Agreements) and that the Adviser believes that the fees agreed upon with the Sub-Advisers are reasonable in light of the nature, quality and extent of the investment sub-advisory services provided. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees paid to the Sub-Advisers are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the Sub-Advisers based on the particular circumstances in each case for each of them. The Board further noted that each Sub-Adviser’s fee is paid by the Adviser and not the sub-advised Portfolio and that many responsibilities related to the advisory function are retained by the Adviser. The Board also noted that, with respect to AllianceBernstein, which is an affiliate of the Adviser, the Adviser provides additional information regarding the entity’s impact on the Adviser’s profitability. The Board also noted that the sub-advisory fees paid by the Adviser to AllianceBernstein, as well as to AXA IM and AXA Rosenberg, which also are affiliates of the Adviser, are considered as possible fall-out benefits.

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Adviser and its affiliates from providing services to each Portfolio was not excessive in view of the nature, quality and extent of the services provided.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Adviser as the Portfolios grow larger, the extent to which this is reflected in the level of management and administrative fees charged, and whether there is potential for realization of any further economies of scale or efficiencies. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a portfolio and its shareholders. The Board noted that the management fee rate schedules for all Portfolios other than the All Asset Growth-Alt 20 and EQ/Franklin Templeton Allocation Managed Volatility Portfolios include breakpoints that reduce the fee rate as Portfolio assets increase above certain levels. In this connection, the Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2019, to implement revisions to the management fee rate schedules for multiple Portfolios, as noted above. The Board also noted that the administrative fee rate schedules for all of the Portfolios aggregate the assets managed by the Adviser in a Portfolio and in several other Portfolios (and, for certain of the Portfolios, several portfolios of AXA Premier VIP Trust) and include breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board also noted that the Adviser was subsidizing certain Portfolios’ expenses by making payments or waiving all or a portion of its management, administrative and other fees so that the Portfolios’ total expense ratios do not exceed certain contractual levels (or, in the case of certain Portfolios, lower voluntary levels) as set forth in their prospectuses. In this connection, the Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed new or lower contractual expense limitation arrangements for certain of the Portfolios, as noted above, effective October 1, 2019, and would present this proposal for the Board’s approval at its September 2019 meeting. In addition, the Board considered that the Adviser shares any realized economies of

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scale with the Portfolios in other ways, which may include setting a Portfolio’s fees so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Adviser could lose money in the early stages of a Portfolio’s operation (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the benefit of economies of scale that the Adviser expects the Portfolio will achieve as it grows. The Board further considered that the Adviser shares any realized economies of scale with the Portfolios through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide to the Portfolios and their shareholders, such as hiring additional personnel, providing additional resources in areas relating to management and administration of the Portfolios, and investing in technology (including cybersecurity improvements). In this regard, the Board also considered information about the operation of the Trust’s securities lending program.

In addition, the Board noted that the sub-advisory fee schedules for certain Sub-Advisers aggregate the assets managed by the Sub-Adviser in a Portfolio and in one or more other mutual funds for which the Sub-Adviser serves as investment sub-adviser and the Adviser serves as investment adviser. The Board also noted that the sub-advisory fee schedules for certain Sub-Advisers include breakpoints that reduce the sub-advisory fee rate as applicable Portfolio assets under the Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee schedule may result in savings to the Adviser and not to investors. The Board also noted that the aggregation of assets may result in the affected Portfolio(s) reaching a breakpoint sooner than if the sub-advisory fee schedule did not aggregate assets, which also has the potential to benefit the Adviser.

Based on its consideration of the factors above, the Board determined that there was a reasonable sharing of any realized economies of scale or efficiencies under the management, administrative and sub-advisory fee schedules at the present time.

Fall-Out and Other Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser also serves as the administrator for the Portfolios and receives compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, AXA IM, and AXA Rosenberg, affiliates of the Adviser, serve as Sub-Advisers to certain of the Portfolios and receive sub-advisory fees that are paid by the Adviser out of the fees that it earns from those Portfolios. The Board also recognized that AXA Distributors, LLC, also an affiliate of the Adviser, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class IA and Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also recognized that the All Asset Growth-Alt 20 Portfolio, the Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Managed Volatility Portfolio invest in other (underlying) portfolios managed by the Adviser and advised by Sub-Advisers that may be affiliated with the Adviser and that these underlying portfolios pay management and administrative fees to the Adviser, who may in certain cases pay sub-advisory fees to an affiliated Sub-Adviser, and pay distribution fees to the Adviser’s distribution affiliate. The Board also noted that the Adviser’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Adviser’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Adviser’s affiliated insurance companies and AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. The Board also considered that certain Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Adviser and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

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The Board also considered possible fall-out benefits and other types of benefits that may accrue to a Sub-Adviser, including the following. The Board considered that a Sub-Adviser, through its position as a Sub-Adviser to its respective Portfolio(s), may engage in soft dollar transactions. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from a Portfolio in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. In cases where a Sub-Adviser’s affiliate executed a substantial portion of its respective Portfolio’s trades, the Board also considered the Sub-Adviser’s trading experience and discussed with the Adviser its monitoring of the Sub-Adviser’s brokerage selection, commission and other trading costs, and quality of execution. The Board also noted that certain Sub-Advisers serve or may serve as investment sub-advisers for other funds advised by the Adviser and receive sub-advisory fees with respect to those funds. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Adviser’s affiliated insurance companies and that the proceeds of those sales may be invested in a Portfolio. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and a Sub-Adviser may derive benefits from its association with the Adviser. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Sub-Advisers are fair and reasonable.

Appendix A

The Board noted that the following information regarding each Portfolio’s performance relative to a benchmark, a blended benchmark, and/or a VMI and a peer group for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended March 31, 2019, supplemented other performance information (including performance based on rolling time periods) provided to the Board throughout the year and in connection with the annual renewal process. The performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. The performance results do not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts, which would reduce the performance results.

EQ Advisors Trust Investment Performance

For the periods ended March 31, 2019

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

Large Cap Value
1290 VT Equity Income - A	12/13/2004	2.59	9.32	6.28	13.01	6.49
1290 VT Equity Income - B	12/01/1998	2.56	9.34	6.26	12.93	5.70
1290 VT Equity Income - K	08/25/2011	2.87	9.60	6.52		12.03

Lipper Equity Income Funds		4.71	9.50	7.00	13.40	6.52

Russell 1000 Value Index		5.67	10.45	7.72	14.52	6.81
EQ/Large Cap Value Managed Volatility - A	05/18/2001	3.51	9.10	6.70	12.89	5.22
EQ/Large Cap Value Managed Volatility - B	01/01/1998	3.51	9.08	6.68	12.83	5.43
EQ/Large Cap Value Managed Volatility - K	08/25/2011	3.73	9.35	6.95		11.75

Lipper Large-Cap Value Funds		3.65	10.04	6.86	13.51	6.41

Volatility Managed Index - Large Cap Value		6.47	10.96	9.02	14.48	N/A

Russell 1000 Value Index		5.67	10.45	7.72	14.52	7.08
EQ/BlackRock Basic Value Equity - A	10/02/2002	4.58	8.98	5.52	12.88	8.73
EQ/BlackRock Basic Value Equity - B	05/01/1997	4.57	8.97	5.51	12.79	7.88
EQ/BlackRock Basic Value Equity - K	08/25/2011	4.82	9.24	5.77		11.70

Lipper Large-Cap Value Funds		3.65	10.04	6.86	13.51	7.11

Russell 1000 Value Index		5.67	10.45	7.72	14.52	8.02

1794

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Franklin Rising Dividends - B	10/19/2018					6.60

Lipper Equity Income Funds						4.21

S&P 500 Index						3.38
EQ/Invesco Comstock - A	04/29/2005	0.38	11.34	6.35	13.98	6.64
EQ/Invesco Comstock - B	04/29/2005	0.38	11.33	6.35	13.90	6.51
EQ/Invesco Comstock - K	10/28/2013	0.59	11.60	6.60		7.62

Lipper Large-Cap Value Funds		3.65	10.04	6.86	13.51	7.05

Russell 1000 Value Index		5.67	10.45	7.72	14.52	7.43
EQ/JPMorgan Value Opportunities - A	10/02/2002	(1.19)	10.20	8.24	14.50	8.65
EQ/JPMorgan Value Opportunities - B	05/01/1997	(1.19)	10.20	8.23	14.42	6.13
EQ/JPMorgan Value Opportunities - K	11/30/2011	(0.96)	10.46	8.50		12.98

Lipper Multi-Cap Value Funds		1.51	8.84	6.48	14.16	7.31

Russell 1000 Value Index		5.67	10.45	7.72	14.52	8.02
EQ/Large Cap Value Index - A	10/03/2005	4.88	9.69	7.01	13.79	2.49
EQ/Large Cap Value Index - B	10/03/2005	4.90	9.68	7.01	13.70	2.37

Lipper Multi-Cap Value Funds		1.51	8.84	6.48	14.16	6.52

Russell 1000 Value Index		5.67	10.45	7.72	14.52	7.10

Large Cap Blend
EQ/Large Cap Core Managed Volatility - A	03/25/2002	7.41	12.42	9.59	14.09	6.51
EQ/Large Cap Core Managed Volatility - B	01/01/1999	7.41	12.42	9.59	14.00	4.75
EQ/Large Cap Core Managed Volatility - K	08/25/2011	7.70	12.73	9.89		13.26

Lipper Large-Cap Core Funds		8.01	12.18	9.36	14.67	6.02

Volatility Managed Index - Large Cap Core		8.36	12.46	10.61	15.16	N/A

S&P 500 Index		9.50	13.51	10.91	15.92	6.22
EQ/ClearBridge Select Equity Managed Volatility - A	09/15/2006	7.25	10.29	7.29	12.42	5.51
EQ/ClearBridge Select Equity Managed Volatility - B	09/15/2006	7.13	10.26	7.27	12.33	5.40

Lipper Large-Cap Core Funds		8.01	12.18	9.36	14.67	7.66

Volatility Managed Index - Large Cap Core		8.36	12.46	10.61	15.16	N/A

S&P 500 Index		9.50	13.51	10.91	15.92	8.56
EQ/Capital Guardian Research - A	03/25/2002	12.34	15.65	11.91	16.68	7.64
EQ/Capital Guardian Research - B	05/01/1999	12.36	15.65	11.92	16.60	6.90
EQ/Capital Guardian Research - K	10/30/2013	12.62	15.94	12.20		11.82

Lipper Multi-Cap Core Funds		4.90	11.32	7.99	14.55	6.72

S&P 500 Index		9.50	13.51	10.91	15.92	5.86
EQ/Common Stock Index - A	01/13/1976	8.14	12.68	9.68	15.33	11.00
EQ/Common Stock Index - B	10/02/1996	8.12	12.67	9.68	15.25	7.30

Lipper Multi-Cap Core Funds		4.90	11.32	7.99	14.55	10.99

Russell 3000 Index		8.77	13.48	10.36	16.00	N/A
EQ/Equity 500 Index - A	03/01/1994	8.85	12.80	10.22	15.29	9.12
EQ/Equity 500 Index - B	05/01/1997	8.83	12.80	10.21	15.20	7.32
EQ/Equity 500 Index - K	08/25/2011	9.11	13.09	10.48		14.43

Lipper S&P 500 Index Funds		9.08	12.94	10.43	15.49	9.29

S&P 500 Index		9.50	13.51	10.91	15.92	9.60

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	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Fidelity Institutional AM Large Cap - B	10/19/2018					1.03
EQ/Fidelity Institutional AM Large Cap - K	10/19/2018					1.14

Lipper Large-Cap Core Funds						5.18

S&P 500 Index						3.38
EQ/UBS Growth and Income - B	12/01/1998	3.31	12.23	8.52	14.46	5.64

Lipper Multi-Cap Core Funds		4.90	11.32	7.99	14.55	6.95

Russell 1000 Index		9.30	13.52	10.63	16.05	6.71

Large Cap Growth
1290 VT Socially Responsible - A	10/02/2002	9.14	12.81	10.12	15.11	8.40
1290 VT Socially Responsible - B	09/01/1999	9.15	12.80	10.12	15.02	4.41

Lipper Large-Cap Core Funds		8.01	12.18	9.36	14.67	5.87

MSCI KLD 400 Social Index		10.14	13.38	10.61	15.74	5.72

Russell 1000 Growth Index		12.75	16.53	13.50	17.52	5.48
EQ/Large Cap Growth Managed Volatility - A	11/28/1998	10.95	15.41	11.94	15.54	6.39
EQ/Large Cap Growth Managed Volatility - B	05/01/1997	10.96	15.42	11.95	15.61	7.58
EQ/Large Cap Growth Managed Volatility - K	08/25/2011	11.23	15.71	12.23		14.90

Lipper Large-Cap Growth Funds		11.89	16.94	12.83	16.70	8.35

Volatility Managed Index - Large Cap Growth		9.98	13.97	11.90	15.96	N/A

Russell 1000 Growth Index		12.75	16.53	13.50	17.52	7.87
EQ/ClearBridge Large Cap Growth - A	10/02/2002	13.73	15.59	9.28	15.05	10.81
EQ/ClearBridge Large Cap Growth - B	01/01/1999	13.76	15.60	9.29	14.97	5.91
EQ/ClearBridge Large Cap Growth - K	08/28/2012	14.02	15.87	9.56		12.91

Lipper Large-Cap Growth Funds		11.89	16.94	12.83	16.70	6.60

Russell 1000 Growth Index		12.75	16.53	13.50	17.52	5.77
EQ/Loomis Sayles Growth - A	12/13/2004	11.54	18.13	14.75	15.79	9.88
EQ/Loomis Sayles Growth - B	12/01/1998	11.61	18.13	14.76	15.71	6.65
EQ/Loomis Sayles Growth - K	02/06/2015	11.84	18.36			15.60
Lipper Large-Cap Growth Funds		11.89	16.94	12.83	16.70	7.08

Russell 3000 Growth Index		12.06	16.40	13.10	17.44	6.20
EQ/Large Cap Growth Index - A	05/01/1999	11.83	15.65	12.64	16.85	4.95
EQ/Large Cap Growth Index - B	05/01/1999	11.83	15.67	12.64	16.76	4.78
EQ/Large Cap Growth Index - K	08/25/2011	12.18	15.95	12.94		15.91

Lipper Large-Cap Growth Funds		11.89	16.94	12.83	16.70	6.22

Russell 1000 Growth Index		12.75	16.53	13.50	17.52	5.53
EQ/T. Rowe Price Growth Stock - A	05/16/2007	10.14	17.69	13.34	17.37	9.35
EQ/T. Rowe Price Growth Stock - B	08/01/1988	10.14	17.69	13.34	17.27	9.66
EQ/T. Rowe Price Growth Stock - K	11/30/2011	10.40	17.97	13.62		16.47

Lipper Large-Cap Growth Funds		11.89	16.94	12.83	16.70	9.95

Russell 1000 Growth Index		12.75	16.53	13.50	17.52	10.44

1796

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
Multimanager Aggressive Equity - A	01/27/1986	11.54	17.05	12.32	16.39	9.59
Multimanager Aggressive Equity - B	10/02/1996	11.51	17.05	12.32	16.30	4.59
Multimanager Aggressive Equity - K	08/25/2011	11.81	17.34	12.54		15.32

Lipper Multi-Cap Growth Funds		12.97	16.32	11.10	16.88	10.32

Russell 3000 Growth Index		12.06	16.40	13.10	17.44	10.23

Small/Mid Cap Value
1290 VT GAMCO Small Company Value - A	07/13/2007	(0.39)	10.32	5.96	16.17	8.56
1290 VT GAMCO Small Company Value - B	08/01/1988	(0.37)	10.33	5.96	16.10	12.31
1290 VT GAMCO Small Company Value - K	08/25/2011	(0.13)	10.60	6.23		12.64

Lipper Small-Cap Core Funds		0.02	10.63	6.28	14.96	8.32

Russell 2000 Value Index		0.17	10.86	5.59	14.12	10.29
1290 VT Small Cap Value - B	04/18/2014	4.31	13.59			6.41
1290 VT Small Cap Value - K	04/18/2014	4.61	13.85			6.66

Lipper Small-Cap Growth Funds		8.44	16.93			10.34

Russell 2000 Value Index		0.17	10.86			6.03
EQ/Mid Cap Value Managed Volatility - A	11/24/1998	0.69	8.26	6.03	14.36	6.94
EQ/Mid Cap Value Managed Volatility - B	05/01/1997	0.69	8.27	6.03	14.35	6.47
EQ/Mid Cap Value Managed Volatility - K	11/30/2011	0.96	8.56	6.30		11.76

Lipper Mid-Cap Value Funds		(0.36)	8.32	5.80	14.53	9.20

Volatility Managed Index - Mid Cap Value		2.48	9.53	7.63	14.64	N/A

Russell Midcap Value Index		2.89	9.50	7.22	16.39	10.05
EQ/Franklin Small Cap Value Managed Volatility - A	09/15/2006	(0.74)	10.44	5.25	13.92	5.74
EQ/Franklin Small Cap Value Managed Volatility - B	09/15/2006	(0.74)	10.43	5.26	13.85	5.63
EQ/Franklin Small Cap Value Managed Volatility - K	08/25/2011	(0.51)	10.70	5.50		11.45

Lipper Small-Cap Core Funds		0.02	10.63	6.28	14.96	7.49

Volatility Managed Index - Small Cap Value		(0.16)	10.84	5.96	12.89	N/A

Russell 2000 Value Index		0.17	10.86	5.59	14.12	6.07
EQ/American Century Mid Cap Value - B	10/19/2018					1.32

Lipper Mid-Cap Value Funds						3.28
Russell Midcap Value Index						2.34
EQ/Goldman Sachs Mid Cap Value - B	10/19/2018					3.65

Lipper Mid-Cap Value Funds						3.28

Russell Midcap Value Index						2.34
Multimanager Mid Cap Value - A	12/31/2001	0.98	8.01	4.38	13.01	6.66
Multimanager Mid Cap Value - B	12/31/2001	0.93	7.98	4.36	12.92	6.50
Multimanager Mid Cap Value - K	08/25/2011	1.19	8.26	4.62		9.79

Lipper Mid-Cap Core Funds		2.63	9.49	6.70	14.77	8.06

Russell 2500 Value Index		1.84	9.85	6.02	15.03	8.97

Small/Mid Cap Blend
1290 VT Micro Cap - B	04/18/2014	8.96	20.08			9.79
1290 VT Micro Cap - K	04/18/2014	9.02	20.28			9.95

Lipper Small-Cap Growth Funds		8.44	16.93			10.34

Russell Microcap Index		(2.36)	12.29			6.04

1797

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Mid Cap Index - A	03/25/2002	1.86	10.48	7.54	15.57	7.67
EQ/Mid Cap Index - B	09/01/2000	1.82	10.48	7.54	15.49	5.99
EQ/Mid Cap Index - K	08/25/2011	2.07	10.75	7.81		13.02

Lipper Mid-Cap Core Funds		2.63	9.49	6.70	14.77	7.72

S&P MidCap 400 Index		2.59	11.24	8.29	16.28	8.40
EQ/Small Company Index - A	03/25/2002	1.71	12.24	6.71	15.00	7.92
EQ/Small Company Index - B	01/01/1998	1.71	12.27	6.71	14.92	7.03
EQ/Small Company Index - K	08/25/2011	2.00	12.54	6.97		12.81

Lipper Small-Cap Core Funds		0.02	10.63	6.28	14.96	8.01

Russell 2000 Index		2.05	12.92	7.05	15.36	7.51

Small/Mid Cap Growth
EQ/AB Small Cap Growth - A	05/01/1997	5.87	15.78	8.45	16.98	8.53
EQ/AB Small Cap Growth - B	05/01/1997	5.86	15.77	8.44	16.90	8.36
EQ/AB Small Cap Growth - K	08/25/2011	6.11	16.04	8.72		14.28

Lipper Small-Cap Growth Funds		8.44	16.93	9.07	16.59	8.81

Russell 2000 Growth Index		3.85	14.87	8.41	16.52	7.55
EQ/Janus Enterprise - A	04/29/2005	10.72	15.78	5.97	14.76	9.31
EQ/Janus Enterprise - B	04/29/2005	10.72	15.77	5.98	14.68	9.17
EQ/Janus Enterprise - K	11/30/2011	11.03	16.06	6.24		9.66

Lipper Mid-Cap Growth Funds		10.71	15.43	9.74	16.22	9.75

Russell Midcap Growth Index		11.51	15.06	10.89	17.60	10.44
EQ/Morgan Stanley Small Cap Growth - B	04/18/2014	16.05	19.04			9.55
EQ/Morgan Stanley Small Cap Growth - K	04/18/2014	16.29	19.31			9.75

Lipper Small-Cap Growth Funds		8.44	16.93			10.34

Russell 2000 Growth Index		3.85	14.87			9.43
EQ/Ivy Mid Cap Growth - B	10/19/2018					10.31

Lipper Mid-Cap Growth Funds						10.56

Russell Midcap Growth Index						10.66
Multimanager Mid Cap Growth - A	12/31/2001	9.21	17.09	9.33	16.31	7.01
Multimanager Mid Cap Growth - B	12/31/2001	9.16	17.03	9.32	16.22	6.85
Multimanager Mid Cap Growth - K	08/25/2011	9.50	17.32	9.59		14.02

Lipper Mid-Cap Growth Funds		10.71	15.43	9.74	16.22	7.94

Russell 2500 Growth Index		7.54	15.60	9.72	17.50	8.92

Specialty
1290 VT Convertible Securities - B	10/28/2013	5.48	10.54	6.02		6.79
1290 VT Convertible Securities - K	10/28/2013	5.68	10.80	6.28		7.05

Lipper Specialty/Miscellaneous Funds		3.92	7.79	6.16		6.44

ICE BofAML US Convertible Index		7.84	12.09	7.13		8.12

1798

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
1290 VT Energy - B	10/28/2013	(3.10)	2.79	(7.31)		(6.07)
1290 VT Energy - K	10/28/2013	(2.66)	3.06	(7.06)		(5.81)

Lipper Natural Resources Funds		(6.16)	3.25	(5.95)		(4.99)

Energy Select Sector Index		1.20	5.41	(2.99)		(2.09)

S&P 500 Index		9.50	13.51	10.91		11.45
1290 VT GAMCO Mergers & Acquisitions - A	06/08/2007	1.87	4.20	3.60	6.47	3.69
1290 VT GAMCO Mergers & Acquisitions - B	05/01/2003	1.88	4.19	3.61	6.40	5.12
1290 VT GAMCO Mergers & Acquisitions - K	08/25/2011	2.11	4.45	3.87		5.01

Lipper Specialty/Miscellaneous Funds		3.92	7.79	6.16	12.36	7.80

S&P Long-Only Merger Arbitrage Index		5.62	3.23	3.40	4.60	N/A

S&P 500 Index		9.50	13.51	10.91	15.92	9.58
1290 VT Multi-Alternative Strategies B	11/13/2017	1.17				0.74
1290 VT Multi-Alternative Strategies K	11/13/2017	1.43				1.02

Lipper Alternative Other Funds		0.93				1.07

ICE BofAML US 3-Month Treasury Bill Index		2.12				1.92
1290 VT Natural Resources - B	02/08/2013	2.17	9.89	(2.02)		(0.70)
1290 VT Natural Resources - K	02/08/2013	2.33	10.17	(1.79)		(0.46)

Lipper Natural Resources Funds		(6.16)	3.25	(5.95)		(3.98)

MSCI World Commodity Producers (Net) Index		2.71	10.33	(1.50)		(0.36)
1290 VT Real Estate - B	02/08/2013	13.23	5.67	6.44		5.66
1290 VT Real Estate - K	02/08/2013	13.47	5.94	6.70		5.92

Lipper Global Real Estate Funds		11.30	5.02	5.84		5.42

FTSE EPRA/NAREIT Developed Index		14.33	6.67	7.37		6.90
EQ/Invesco Global Real Estate - B	10/19/2018					13.55

Lipper Global Real Estate Funds						13.00

FTSE EPRA/Nareit Global (Net) Index						12.98
EQ/Ivy Energy - B	10/19/2018					(21.24)

Lipper Natural Resources Funds						(0.59)

S&P Composite 1500 Energy Sector Index						(7.79)
EQ/Ivy Science and Technology - B	10/19/2018					7.18

Lipper Science & Technology Funds						10.52

85% MSCI ACWI Information Technology (Net) Index / 15% MSCI ACWI Health Care (Net) Index						6.31

S&P North American Technology Sector Index						7.80
EQ/MFS Technology - B	10/19/2018					6.81

Lipper Science & Technology Funds						10.52

S&P North American Technology Sector Index						7.80

S&P 500 Index						3.38

1799

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/MFS Utilities Series - B	10/19/2018					8.40
EQ/MFS Utilities Series - K	10/19/2018					8.54

Lipper Utility Funds						10.27

Dow Jones Global Utilities Index						9.04

S&P 500 Index						3.38
EQ/T. Rowe Price Health Sciences - B	10/19/2018					3.51

Lipper Health/Biotechnology Funds						6.21

Russell 3000 Health Care Index						1.79

S&P 500 Index						3.38
Multimanager Technology - A	12/31/2001	14.68	23.47	17.25	19.68	9.07
Multimanager Technology - B	12/31/2001	14.67	23.46	17.25	19.60	8.92
Multimanager Technology - K	08/28/2012	14.94	23.78	17.53		18.44

Lipper Science & Technology Funds		10.75	19.78	14.72	17.85	7.94

S&P North American Technology Sector Index		15.70	24.35	19.15	20.77	9.56

Russell 1000 Index		9.30	13.52	10.63	16.05	7.78

International/Global Stocks
1290 VT Low Volatility Global Equity - B	10/28/2013	6.63	8.91	7.65		7.41
1290 VT Low Volatility Global Equity - K	10/28/2013	6.99	9.21	7.95		7.69

Lipper Global Multi-Cap Core Funds		1.25	9.11	5.28		5.71

MSCI ACWI Minimum Volatility (Net) Index		9.04	9.01	9.02		8.60

MSCI ACWI (Net) Index		2.60	10.67	6.45		6.68
1290 VT SmartBeta Equity - B	10/28/2013	6.83	9.80	7.68		7.88
1290 VT SmartBeta Equity - K	10/28/2013	7.16	10.09	7.96		8.15

Lipper Global Large-Cap Core		3.80	10.53	7.11		7.66

MSCI World (Net) Index		4.01	10.68	6.78		7.15
EQ/Global Equity Managed Volatility - A	10/02/2002	(1.39)	9.17	5.04	10.75	11.80
EQ/Global Equity Managed Volatility - B	08/20/1997	(1.40)	9.19	5.04	10.69	5.90
EQ/Global Equity Managed Volatility - K	08/25/2011	(1.12)	9.46	5.30		8.09

Lipper Global Multi-Cap Core Funds		1.25	9.11	5.28	11.28	5.63

Volatility Managed Index - Global Blend		2.34	9.50	6.23	11.70	N/A
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(4.33)	7.19	2.09	8.41	N/A

Volatility Managed Index - Global Proxy Blend		2.21	9.63	6.30	11.69	N/A

MSCI ACWI (Net) Index		2.60	10.67	6.45	11.98	N/A
EQ/International Core Managed Volatility - A	03/25/2002	(5.06)	6.78	1.22	7.40	4.41
EQ/International Core Managed Volatility - B	05/01/1999	(4.96)	6.81	1.22	7.33	3.09
EQ/International Core Managed Volatility - K	08/25/2011	(4.69)	7.06	1.48		4.53

Lipper International Multi-Cap Core Funds		(5.27)	6.51	1.77	8.17	3.70

Volatility Managed Index - International		(3.57)	6.46	1.87	8.17	N/A

1800

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(4.33)	7.19	2.09	8.41	N/A

Volatility Managed Index - International Proxy		(3.86)	6.67	2.00	8.13	N/A

MSCI EAFE Index		(3.71)	7.27	2.33	8.96	3.75
EQ/International Value Managed Volatility - A	03/25/2002	(7.19)	5.00	0.34	6.94	3.91
EQ/International Value Managed Volatility - B	05/01/1997	(7.11)	5.03	0.36	6.88	4.68
EQ/International Value Managed Volatility - K	08/25/2011	(6.97)	5.28	0.60		4.43

Lipper International Large-Cap Core Funds		(6.23)	5.73	0.61	7.72	4.56

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(4.33)	7.19	2.09	8.41	N/A

Volatility Managed Index - International Proxy		(3.86)	6.67	2.00	8.13	N/A

MSCI EAFE Index		(3.71)	7.27	2.33	8.96	4.66
EQ/Templeton Global Equity Managed Volatility - A	09/15/2006	(1.74)	7.88	3.49	10.26	3.64
EQ/Templeton Global Equity Managed Volatility - B	09/15/2006	(1.74)	7.88	3.49	10.19	3.53
EQ/Templeton Global Equity Managed Volatility - K	08/25/2011	(1.46)	8.12	3.76		8.72

Lipper Global Multi-Cap Value Funds		(1.56)	7.72	2.56	10.06	3.92

Volatility Managed Index - Global Blend		2.34	9.50	6.23	11.70	N/A

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(4.33)	7.19	2.09	8.41	2.59

Volatility Managed Index - Global Proxy Blend		2.21	9.63	6.30	11.69	N/A

MSCI World (Net) Index		4.01	10.68	6.78	12.38	5.73
EQ/Emerging Markets Equity PLUS - B	02/08/2013	(8.84)	9.25	1.89		0.52
EQ/Emerging Markets Equity PLUS - K	02/08/2013	(8.67)	9.53	2.13		0.76

Lipper Emerging Markets Funds		(8.43)	10.43	3.40		2.23

MSCI Emerging Markets (Gross Div) Index		(7.06)	11.09	4.06		2.74
EQ/International Equity Index - A	04/03/1995	(5.53)	6.46	1.30	7.83	3.32
EQ/International Equity Index - B	05/01/1997	(5.52)	6.43	1.29	7.75	2.54
EQ/International Equity Index - K	08/25/2011	(5.26)	6.70	1.56		5.59

Lipper International Large-Cap Core Funds		(6.23)	5.73	0.61	7.72	6.47

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(4.33)	7.19	2.09	8.41	N/A

MSCI EAFE Index		(3.71)	7.27	2.33	8.96	4.84
EQ/Invesco International Growth - B	10/19/2018					8.23

Lipper International Large-Cap Growth Funds						7.74

MSCI ACWI ex USA Growth (Net) Index						6.87
EQ/Lazard Emerging Markets Equity - B	10/19/2018					6.20

Lipper Emerging Markets Funds						12.24

MSCI Emerging Markets (Net Div) Index						9.65
EQ/MFS International Growth - A	09/26/2008	3.50	10.71	5.70	10.99	6.70
EQ/MFS International Growth - B	11/18/1994	3.37	10.69	5.69	10.92	5.40
EQ/MFS International Growth - K	08/25/2011	3.65	10.98	5.96		8.02

1801

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

Lipper International Large-Cap Growth Funds		(1.97)	7.26	3.24	9.51	6.06

MSCI ACWI ex USA Growth (Net) Index		(3.05)	8.42	4.01	9.47	N/A
EQ/MFS International Value - B	10/19/2018					7.40

Lipper International Multi-Cap Value Funds						1.90

MSCI EAFE Value (Net) Index						0.05
EQ/Oppenheimer Global - A	08/31/2006	0.96	13.44	7.35	13.38	6.56
EQ/Oppenheimer Global - B	08/31/2006	0.97	13.42	7.34	13.29	6.44

Lipper Global Large-Cap Growth		4.35	13.30	8.24	13.84	7.26

MSCI ACWI (Net) Index		2.60	10.67	6.45	11.98	5.55

Investment Grade Bonds
1290 VT DoubleLine Opportunistic Bond - B	04/30/2015	3.46	2.84			2.23
1290 VT DoubleLine Opportunistic Bond - K	04/30/2015	3.62	3.07			2.47

Lipper Core Plus Bond Funds		3.88	2.90			2.40

Bloomberg Barclays U.S. Aggregate Bond Index		4.48	2.03			2.14
EQ/AB Short Duration Government Bond - B	05/20/2013	1.85	0.71	0.28		0.12
EQ/AB Short Duration Government Bond - K	05/20/2013	2.09	0.96	0.53		0.35

Lipper Short Investment Grade Debt Funds		2.39	1.43	0.95		0.85

ICE BofAML 1-year US Treasury Note Index		2.44	1.21	0.85		0.76
EQ/Core Bond Index - A	03/25/2002	3.75	1.03	1.48	2.54	2.44
EQ/Core Bond Index - B	01/01/1998	3.64	1.03	1.45	2.46	3.08
EQ/Core Bond Index - K	08/25/2011	3.90	1.29	1.71		1.62

Lipper Core Bond Funds		4.14	2.14	2.55	4.32	4.53

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index		4.24	1.66	2.12	3.14	4.42
EQ/Franklin Strategic Income - B	10/19/2018					3.13

Lipper Global Income Funds						4.44

Bloomberg Barclays U.S. Aggregate Bond Index						5.55
EQ/Global Bond PLUS - A	10/03/2005	(0.36)	0.37	0.27	2.07	2.54
EQ/Global Bond PLUS - B	10/03/2005	(0.36)	0.37	0.27	2.00	2.42
EQ/Global Bond PLUS - K	08/25/2011	(0.06)	0.63	0.52		0.60

Lipper Global Income Funds		0.74	2.74	1.47	4.58	4.28

Bloomberg Barclays Global Aggregate Index		(0.39)	1.49	1.04	3.05	3.50
EQ/Intermediate Government Bond - A	04/01/1991	2.91	0.39	0.89	1.35	4.02
EQ/Intermediate Government Bond - B	05/01/1997	2.93	0.39	0.89	1.28	3.10
EQ/Intermediate Government Bond - K	08/25/2011	3.17	0.67	1.14		0.92

Lipper General U.S. Government Funds		3.57	0.95	2.03	2.76	5.06

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65	2.00	4.84
EQ/PIMCO Global Real Return - B	02/08/2013	2.75	3.90	3.65		2.35
EQ/PIMCO Global Real Return - K	02/08/2013	2.99	4.13	3.89		2.60

Lipper Inflation Protected Bond Funds		2.15	2.07	1.77		0.35

Bloomberg Barclays World Government Inflation-linked Bond Index		3.97	4.39	4.51		3.08

1802

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/PIMCO Real Return - B	10/19/2018					3.77

Lipper Inflation Protected Bond Funds						3.95

Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index						4.08
EQ/PIMCO Total Return - B	10/19/2018					4.70

Lipper General Bond Funds						4.09

Bloomberg Barclays U.S. Aggregate Bond Index						5.55
EQ/PIMCO Ultra Short Bond - A	03/30/2007	1.71	1.95	1.04	1.05	1.72
EQ/PIMCO Ultra Short Bond - B	01/24/2002	1.60	1.95	1.02	0.98	2.36
EQ/PIMCO Ultra Short Bond - K	08/25/2011	1.86	2.21	1.27		1.12

Lipper Short Investment Grade Debt Funds		2.39	1.43	0.95	1.59	2.17

ICE BofAML US 3-Month Treasury Bill Index		2.12	1.19	0.74	0.43	1.36
EQ/Quality Bond PLUS - A	10/01/1993	3.22	0.77	1.36	2.18	3.62
EQ/Quality Bond PLUS - B	07/08/1998	3.11	0.77	1.36	2.11	2.89
EQ/Quality Bond PLUS - K	04/17/2014	3.35	1.02			1.60

Lipper Core Bond Funds		4.14	2.14	2.55	4.32	4.90

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65	2.00	4.28
Multimanager Core Bond - A	12/31/2001	3.54	1.81	2.06	3.46	3.89
Multimanager Core Bond - B	12/31/2001	3.42	1.81	2.05	3.39	3.74
Multimanager Core Bond - K	08/25/2011	3.69	2.07	2.31		2.31

Lipper Core Bond Funds		4.14	2.14	2.55	4.32	4.18

Bloomberg Barclays U.S. Aggregate Bond Index		4.48	2.03	2.74	3.77	4.36

High Yield
1290 VT High Yield Bond - B	02/08/2013	5.09	6.70	3.64		4.41
1290 VT High Yield Bond - K	02/08/2013	5.36	6.97	3.89		4.67

Lipper High Yield Funds		4.51	6.87	3.69		4.26

ICE BofAML US High Yield Index		5.94	8.69	4.70		5.35

Money Market**
EQ/Money Market - A	07/13/1981	1.46	0.69	0.42	0.24	4.18
EQ/Money Market - B	10/02/1996	1.46	0.69	0.42	0.21	1.95

Lipper Money Market Funds		1.55	0.73	0.44	0.24	3.94

ICE BofAML US 3-Month Treasury Bill Index		2.12	1.19	0.74	0.43	4.36

EQ Tactical Manager Portfolios
EQ/2000 Managed Volatility - B	10/29/2009	0.86	11.98	6.20		10.58
EQ/2000 Managed Volatility - K	08/25/2011	1.10	12.27	6.46		11.55

Lipper Small-Cap Core Funds		0.02	10.63	6.28		12.23

Volatility Managed Index - Small Cap Core		0.76	11.85	6.68		N/A

Russell 2000 Index		2.05	12.92	7.05		12.44

1803

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/400 Managed Volatility - B	10/29/2009	1.06	10.03	7.18		11.10
EQ/400 Managed Volatility - K	08/25/2011	1.28	10.30	7.44		11.84

Lipper Small-Cap Core Funds		0.02	10.63	6.28		12.23

Volatility Managed Index - Mid Cap Core		2.31	10.39	8.15		N/A

S&P MidCap 400 Index		2.59	11.24	8.29		13.25
EQ/500 Managed Volatility - B	10/29/2009	7.59	12.04	9.63		11.27
EQ/500 Managed Volatility - K	08/25/2011	7.89	12.33	9.90		13.23

Lipper Large-Cap Core Funds		8.01	12.18	9.36		12.29

Volatility Managed Index - Large Cap Core		8.36	12.46	10.61		N/A

S&P 500 Index		9.50	13.51	10.91		13.28
EQ/International Managed Volatility - B	10/29/2009	(4.82)	6.25	1.20		3.16
EQ/International Managed Volatility - K	08/25/2011	(4.60)	6.52	1.44		4.96

Lipper International Multi-Cap Core Funds		(5.27)	6.51	1.77		4.63

Volatility Managed Index - International		(3.57)	6.46	1.87		N/A

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(4.33)	7.19	2.09		4.44

Volatility Managed Index - International Proxy		(3.86)	6.67	2.00		N/A

MSCI EAFE Index		(3.71)	7.27	2.33		4.95
ATM International Managed Volatility - K	08/25/2011	(4.56)	6.37	1.43		4.77

Lipper International Multi-Cap Core Funds		(5.27)	6.51	1.77		4.82

Volatility Managed Index - International II		(3.49)	6.04	1.64		N/A

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(4.33)	7.19	2.09		N/A

Volatility Managed Index - International Proxy II		(3.78)	6.25	1.72		N/A

MSCI EAFE Index		(3.71)	7.27	2.33		6.30
ATM Large Cap Managed Volatility - K	08/25/2011	7.48	12.14	9.76		12.93

Lipper Large-Cap Core Funds		8.01	12.18	9.36		12.77

Volatility Managed Index - Large Cap Core II		7.80	11.94	10.46		N/A
S&P 500 Index		9.50	13.51	10.91		14.88
ATM Mid Cap Managed Volatility - K	08/25/2011	1.07	10.23	7.33		11.57

Lipper Small-Cap Core Funds		0.02	10.63	6.28		11.31

Volatility Managed Index - Mid Cap Core II		2.16	9.95	8.08		N/A

S&P MidCap 400 Index		2.59	11.24	8.29		13.52
ATM Small Cap Managed Volatility - K	08/25/2011	0.93	12.12	6.44		11.32

Lipper Small-Cap Core Funds		0.02	10.63	6.28		11.31

Volatility Managed Index - Small Cap Core II		0.12	11.32	6.49		N/A

Russell 2000 Index		2.05	12.92	7.05		13.04

1804

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

Asset Allocation Portfolios
All Asset Growth - Alt 20 - A	10/29/2009	2.27	8.08	4.57		6.88
All Asset Growth - Alt 20 - B	08/01/1988	2.21	8.08	4.56	9.43	8.56
All Asset Growth - Alt 20 - K	08/28/2012	2.46	8.35	4.82		6.63

Lipper Alternative Other Funds		0.93	4.50	2.49	7.76	5.78

All Asset Growth - Alt 20 Index		3.99	7.06	5.07	9.35	N/A

S&P 500 Index		9.50	13.51	10.91	15.92	10.34

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index		4.24	1.66	2.12	3.14	5.63
EQ/Ultra Conservative Strategy - B	09/28/2011	2.85	1.27	1.35		1.57

Lipper Mixed-Asset Target Allocation Conservative Funds		3.62	5.05	3.69		5.46

90% BB Barc U.S. Intmd Govt Bd / 1.5% MSCI EAFE / 1.5% S&P 400 / 5.5% S&P 500 / 1.5% Russell		4.08	2.12	2.41		2.59

S&P 500 Index		9.50	13.51	10.91		15.15

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65		1.35
EQ/Conservative Strategy - B	04/30/2009	3.27	2.65	2.24		3.70

Lipper Mixed-Asset Target Allocation Conservative Funds		3.62	5.05	3.69		6.64

66% BB Barc U.S. Intmd Govt Bd / 3% MSCI EAFE / 3% S&P 400 / 11% S&P 500 / 3% Russell 2000		4.11	3.29	3.03		4.26

S&P 500 Index		9.50	13.51	10.91		15.00

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65		2.09
EQ/Conservative Growth Strategy - B	04/30/2009	3.62	4.75	3.59		5.75

Lipper Mixed-Asset Target Allocation Conservative Funds		3.62	5.05	3.69		6.64

50% BB Barc U.S. Intmd Govt Bd / 7% MSCI EAFE / 7% S&P 400 / 19% S&P 500 / 7% Russell 2000		4.35	5.47	4.39		6.64

S&P 500 Index		9.50	13.51	10.91		15.00

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65		2.09
EQ/Balanced Strategy - A	09/11/2009	3.81	5.81	4.24		5.73
EQ/Balanced Strategy - B	04/30/2009	3.73	5.78	4.22		6.64

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67	4.91		8.84

42% BB Barc U.S. Intmd Govt Bd / 8% MSCI EAFE / 8% S&P 400 / 26% S&P 500 / 8% Russell 2000		4.69	6.63	5.19		7.88

S&P 500 Index		9.50	13.51	10.91		15.00

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65		2.09
EQ/Moderate Growth Strategy - B	04/30/2009	3.87	6.85	4.89		7.84

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67	4.91		8.84

1805

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

33% BB Barc U.S. Intmd Govt Bd / 10% MSCI EAFE / 10% S&P 400 / 30% S&P 500 / 10% Russell 20		4.72	7.72	5.83		9.03

S&P 500 Index		9.50	13.51	10.91		15.00

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65		2.09
EQ/Growth Strategy - A	09/11/2009	3.89	7.88	5.53		7.38
EQ/Growth Strategy - B	04/30/2009	3.94	7.90	5.54		8.63

Lipper Mixed-Asset Target Allocation Growth Funds		3.02	7.88	5.46		10.04

25% BB Barc U.S. Intmd Govt Bd / 12% MSCI EAFE / 12% S&P 400 / 34% S&P 500 / 12% Russell 20		4.73	8.79	6.46		10.18

S&P 500 Index		9.50	13.51	10.91		15.00

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65		2.09
EQ/Aggressive Strategy - B	04/12/2012	3.93	8.93	6.17		8.50

Lipper Mixed-Asset Target Allocation Aggressive Growth Funds		2.12	9.78	6.10		8.36

17% BB Barc U.S. Intmd Govt Bd / 13% MSCI EAFE / 13% S&P 400 / 41% S&P 500 / 13% Russell 20		4.98	9.95	7.23		9.52

S&P 500 Index		9.50	13.51	10.91		13.14

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65		1.32
1290 VT DoubleLine Dynamic Allocation - B	08/29/2012	5.23	6.50	3.74		5.21
1290 VT DoubleLine Dynamic Allocation - K	08/29/2012	5.50	6.79	4.00		5.48

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67	4.91		6.65

60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index		7.78	8.95	7.75		9.00

S&P 500 Index		9.50	13.51	10.91		13.52

Bloomberg Barclays U.S. Aggregate Bond Index		4.48	2.03	2.74		2.15
EQ/AB Dynamic Moderate Growth - B	02/18/2011	2.00	5.76	4.07		4.97

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67	4.91		6.21
40% BB Barc U.S. Intmd Govt Bd Index / 18% MSCI EAFE Index / 4% S&P MidCap 400 Index / 34% S		4.54	7.35	5.56		6.48

S&P 500 Index		9.50	13.51	10.91		11.97

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65		1.96
EQ/AB Dynamic Growth - B	04/30/2015	1.86	6.43			3.73

Lipper Mixed-Asset Target Allocation Growth Funds		3.02	7.88			4.95

30% BB Barc U.S. Intmd Govt Bd Index / 21% MSCI EAFE Index / 4% S&P MidCap 400 Index / 41% S		4.67	8.41			5.90

S&P 500 Index		9.50	13.51			10.41

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97			1.33

1806

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/AB Dynamic Aggressive Growth - B	11/13/2017	1.82				2.21
EQ/AB Dynamic Aggressive Growth - K	11/13/2017	2.19				2.51

Lipper Mixed-Asset Target Allocation Aggressive Growth Funds		2.12				3.31

20% BB Barc U.S. Intmd Govt Bd Index / 24% MSCI EAFE Index / 5% S&P MidCap 400 Index / 46% S		4.64				4.90

S&P 500 Index		9.50				9.08

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79				2.10
EQ/Franklin Balanced Managed Volatility - A	09/15/2006	5.54	7.16	4.66	9.72	4.67
EQ/Franklin Balanced Managed Volatility - B	09/15/2006	5.54	7.12	4.66	9.63	4.55
EQ/Franklin Balanced Managed Volatility - K	08/25/2011	5.91	7.42	4.94		7.41

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67	4.91	9.52	5.60

50% Volatility Managed Index - Large Cap Core / 50% Bloomberg Barclays U.S. Intermediat		6.61	7.11	6.46	9.22	N/A

S&P 500 Index		9.50	13.51	10.91	15.92	8.56

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index		4.24	1.66	2.12	3.14	3.64

50% S&P 500 Index / 50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond		7.17	7.60	6.61	9.59	6.37
EQ/Franklin Templeton Allocation Managed Volatility - A	04/30/2007	2.85	8.06	4.89	10.58	3.73
EQ/Franklin Templeton Allocation Managed Volatility - B	04/30/2007	2.85	8.06	4.89	10.52	3.62

Lipper Mixed-Asset Target Allocation Growth Funds		3.02	7.88	5.46	10.83	5.28

66% Volatility Managed Index - Large Cap Core / 17% Volatility Managed Index - International / 17% Bl		5.77	9.66	7.74	12.01	N/A

S&P 500 Index		9.50	13.51	10.91	15.92	7.86

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index		4.24	1.66	2.12	3.14	3.49

67% S&P 500 Index / 33% MSCI World (Net) Index		7.67	12.58	9.54	14.76	6.79
EQ/Goldman Sachs Moderate Growth Allocation - B	04/30/2015	4.38	5.73			3.83

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67			4.44

60% MSCI World 100% Hedged to USD (Net) Index / 40% Bloomberg Barclays U.S. Treas		7.16	7.52			5.36

S&P 500 Index		9.50	13.51			10.41

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97			1.33
EQ/Invesco Moderate Allocation - B	04/30/2015	2.07	4.28			2.59

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67			4.44

50% BB Barc U.S. Intmd Govt Bd Index / 20% MSCI EAFE Index / 3.5% S&P MidCap 400 Index / 23%		3.78	5.99			4.23

S&P 500 Index		9.50	13.51			10.41

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97			1.33

1807

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/JPMorgan Growth Allocation - B	11/13/2017	3.15				2.17
EQ/JPMorgan Growth Allocation - K	11/13/2017	3.42				2.46

Lipper Mixed-Asset Target Allocation Growth Funds		3.02				3.32

65% MSCI World 100% Hedged to USD (Net) Index / 35% Bloomberg Barclays		6.50				4.81

S&P 500 Index		9.50				9.08

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79				2.10
EQ/Legg Mason Moderate Allocation - B	02/19/2016	1.33	4.51			5.70

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67			8.88

45% BB Barc U.S. Treasury 3-7 Year Index / 26.5% MSCI EAFE Index / 7.5% S&P MidCap 400 Index		3.15	6.17			7.42

S&P 500 Index		9.50	13.51			15.70

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97			1.00

1808

EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT SUB-ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2019 (UNAUDITED)

At a meeting held on November 6-7, 2019, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Sub-Advisory Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the Investment Sub-Advisory Agreements (each, a “Sub-Advisory Agreement”) between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”), which serves as the Trust’s investment manager, and each investment sub-adviser (each, a “Sub-Adviser”) as shown in the table below with respect to the Portfolios listed.

Portfolio	Sub-Advisory Agreement Approved by the Trust’s Board with respect to the Portfolio
EQ/MFS Mid Cap Focused Growth Portfolio (formerly EQ/Ivy Mid Cap Growth Portfolio)	Sub-Advisory Agreement with Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS Investment Management”)

EQ/MFS Technology II Portfolio (formerly EQ/Ivy Science and Technology Portfolio)	Sub-Advisory Agreement with MFS Investment Management

EQ/Wellington Energy Portfolio (formerly EQ/Ivy Energy Portfolio)	Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”)

MFS Investment Management became the sub-adviser to the EQ/MFS Mid Cap Focused Growth Portfolio and the EQ/MFS Technology II Portfolio effective on or about November 29, 2019, and Wellington became the sub-adviser to the EQ/Wellington Energy Portfolio effective on or about November 18, 2019, in connection with the replacement of the former sub-adviser to the Portfolios. The Board noted that each of the proposed Sub-Advisers currently serves as sub-adviser for other portfolios (or allocated portions of other portfolios) of the Trust pursuant to existing investment sub-advisory agreements between the Adviser and each of the proposed Sub-Advisers, and that each Portfolio would be added, by amendment, to the applicable existing investment sub-advisory agreement. The Board noted that it had most recently approved the existing investment sub-advisory agreements between the Adviser and each of the proposed Sub-Advisers with respect to other portfolios of the Trust at a meeting held on July 16-18, 2019, in connection with the annual renewal of the agreements. In connection with its approval of the Sub-Advisory Agreements between the Adviser and each of the proposed Sub-Advisers with respect to the Portfolios, the Board considered its conclusions in connection with its approval of the existing investment sub-advisory agreements between the Adviser and the proposed Sub-Advisers with respect to other portfolios of the Trust, including its general satisfaction with the nature and quality of services being provided to those other portfolios by the proposed Sub-Advisers.

In connection with the appointment of MFS Investment Management and Wellington as sub-advisers to the respective Portfolios, the Board also approved changes in the Portfolios’ names (shown in the table above) and modifications to the Portfolios’ principal investment strategies to reflect, as applicable, MFS Investment Management’s or Wellington’s investment process. In this regard, the Board also noted that MFS Investment Management currently serves as sub-adviser to the EQ/MFS Technology Portfolio and would serve as sub-adviser to the EQ/MFS Technology II Portfolio using the same principal investment strategy and portfolio manager.

In reaching its decision to approve the Sub-Advisory Agreement with respect to each Portfolio, the Board considered the overall fairness of the Sub-Advisory Agreement and whether the Sub-Advisory Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio and each Sub-Advisory Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the proposed Sub-Adviser; (2) comparative performance information; (3) the level of the proposed sub-advisory fee; (4) economies of scale that may be realized by the Portfolio; and (5) “fall-out” benefits that may accrue to the proposed Sub-Adviser and its affiliates (i.e., indirect benefits that the Sub-Adviser or its affiliates would not receive but for the relationship with the Portfolio). In considering each Sub-Advisory Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

1809

In connection with its deliberations, the Board took into account information prepared by the Adviser and the proposed Sub-Advisers, including memoranda and other materials addressing the factors set out above, which were provided to the Trustees prior to the meeting. The information provided to the Trustees described, among other things, the services to be provided by each proposed Sub-Adviser, as well as each proposed Sub-Adviser’s investment personnel, proposed sub-advisory fee, performance information, and other matters. The Board also took into account information provided to the Trustees at prior Board meetings. During the meeting, the Trustees met with senior representatives of the Adviser to discuss the Sub-Advisory Agreements and the information provided. The Independent Trustees also met in executive session during the meeting to discuss the Sub-Advisory Agreements and the information provided. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Sub-Advisory Agreements and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the Sub-Advisory Agreements.

Although the Board approved the Sub-Advisory Agreements for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the relevant Sub-Advisory Agreement with respect to each Portfolio, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the proposed sub-advisory fee was fair and reasonable and that the approval of the Sub-Advisory Agreement was in the best interests of the applicable Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors it deemed relevant to its decision to approve the Sub-Advisory Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the relevant proposed Sub-Adviser. In addition to the investment performance and expense information discussed below, the Board considered each proposed Sub-Adviser’s responsibilities with respect to the Portfolio that it would sub-advise pursuant to the Sub-Advisory Agreement, and each proposed Sub-Adviser’s experience in serving as an investment sub-adviser for other portfolios (or allocated portions of other portfolios) of the Trust and, as applicable, as an investment adviser or sub-adviser for funds and/or accounts similar to the Portfolio that it would sub-advise. The Board considered that, subject to the oversight of the Adviser, each proposed Sub-Adviser would be responsible for making investment decisions with respect to the Portfolio that it would sub-advise; placing with brokers or dealers orders for the purchase and sale of investments for the Portfolio that it would sub-advise; and performing certain related administrative functions. The Board also reviewed information regarding each proposed Sub-Adviser’s process for selecting investments for the Portfolio that it would sub-advise, as well as information regarding the qualifications and experience of the proposed Sub-Adviser’s portfolio manager(s) who would provide services to the Portfolio that it would sub-advise. The Board also considered information regarding each proposed Sub-Adviser’s procedures for executing portfolio transactions for the Portfolio that it would sub-advise, and each proposed Sub-Adviser’s policies and procedures for selecting brokers and dealers and, where applicable, obtaining research from those brokers and dealers. In addition, the Board considered information regarding each proposed Sub-Adviser’s trading experience and how each proposed Sub-Adviser would seek to achieve “best execution” on behalf of the Portfolio that it would sub-advise.

The Board also factored into its review its assessment of each proposed Sub-Adviser’s compliance program, policies and procedures, noting that it had considered the Trust’s Chief Compliance Officer’s evaluation of each proposed Sub-Adviser’s compliance program, policies and procedures, and the Chief Compliance Officer’s certification that they were consistent with applicable legal standards, in connection with its annual renewal of the existing investment sub-advisory agreements between the Adviser and each of the proposed Sub-Advisers with respect to other portfolios of the Trust at the July 16-18, 2019 meeting. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving a proposed Sub-Adviser and reviewed information regarding each proposed Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Portfolios. In addition, the Independent Trustees received information about business relationships that the Adviser and/or its affiliates have with the proposed Sub-Advisers and/or their affiliates in addition to the proposed relationships involving the Portfolios. In this regard, the Board also took into account materials regarding the policies and procedures adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest, including conflicts that may arise in connection with those additional business relationships.

1810

The Board also received and reviewed performance data relating to each proposed Sub-Adviser’s management of other funds and/or accounts with substantially similar investment strategies as the Portfolio that it would sub-advise, as compared to the performance of that Portfolio and an appropriate benchmark. The Board generally considered long-term performance to be more important than short-term performance. The Board also considered each proposed Sub-Adviser’s expertise, resources, proposed investment strategy, and personnel for advising the Portfolio that it would sub-advise, again noting its familiarity with MFS Investment Management’s proposed investment strategy and portfolio manager with respect to the EQ/MFS Technology II Portfolio. The Trustees also noted that they had reviewed each proposed Sub-Adviser’s performance through their oversight of its management of other portfolios (or allocated portions of other portfolios) of the Trust since its appointment to those portfolios.

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services to be provided by the relevant proposed Sub-Adviser were appropriate for the Portfolio in light of its investment objective and, thus, supported a decision to approve the Sub-Advisory Agreement.

Expenses

The Board considered the proposed sub-advisory fee for the relevant proposed Sub-Adviser with respect to each Portfolio in light of the nature, quality and extent of the overall services to be provided by the proposed Sub-Adviser. In this regard, with respect to each of the EQ/MFS Mid Cap Focused Growth Portfolio and the EQ/MFS Technology II Portfolio, the Board noted that, based on current (and, in the case of the EQ/MFS Technology II Portfolio as discussed in “Economies of Scale” below, aggregate) asset levels, the sub-advisory fee rate to be paid to MFS Investment Management under the relevant proposed Sub-Advisory Agreement is expected to be lower than the sub-advisory fee rate paid to the former sub-adviser under the former investment sub-advisory agreement. With respect to the EQ/Wellington Energy Portfolio, the Board noted that the sub-advisory fee rate to be paid to Wellington under the relevant proposed Sub-Advisory Agreement is lower at all asset levels than the sub-advisory fee rate paid to the former sub-adviser under the former investment sub-advisory agreement. In addition, the Board considered the relative levels of the sub-advisory fee to be paid to the relevant proposed Sub-Adviser with respect to each Portfolio and the advisory fee to be retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the relevant proposed Sub-Adviser. The Board noted that the advisory fee paid by the Portfolios to the Adviser would not change as a result of the approval of the Sub-Advisory Agreements.

The Board further noted that the Adviser, and not a Portfolio, would pay the relevant proposed Sub-Adviser and that each proposed sub-advisory fee was negotiated between the relevant proposed Sub-Adviser and the Adviser. Moreover, the Board noted that the Adviser generally is aware of the fees charged by sub-advisers to other clients and that the Adviser believes that the fee agreed upon with each proposed Sub-Adviser is reasonable in light of the nature, quality and extent of the investment sub-advisory services to be provided. Based on its review, the Board determined, with respect to each Portfolio, that the proposed sub-advisory fee for the relevant proposed Sub-Adviser is fair and reasonable.

Profitability and Costs

The Board also considered, with respect to each Portfolio, the estimated impact of the proposed sub-advisory fee on the profitability of the Adviser. In this regard, the Board noted that the appointment of each of the proposed Sub-Advisers is expected to have a positive impact on the Adviser’s annual profitability at current (and, as applicable, aggregate) asset levels. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of each sub-advisory fee and that the fee to be paid to each proposed Sub-Adviser is the product of negotiations with the Adviser and reflects levels of profitability acceptable to the Adviser and the proposed Sub-Adviser based on the particular circumstances in each case for each of them. The Board noted again that each proposed Sub-Adviser’s fee would be paid by the Adviser and not a Portfolio and that many responsibilities related to the advisory function are retained by the Adviser. In light of all the factors considered, the Board determined that the anticipated profitability to the Adviser remained within the reasonable range of profitability levels previously reported.

1811

Economies of Scale

The Board also considered whether economies of scale would be realized as a Portfolio grows larger and the extent to which this is reflected in the proposed sub-advisory fee rate schedule with respect to the Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted that the proposed sub-advisory fee rate schedule for MFS Investment Management with respect to the EQ/MFS Technology II Portfolio aggregates the assets of the EQ/MFS Technology II Portfolio with the assets of the EQ/MFS Technology Portfolio. The Board also noted that the proposed sub-advisory fee rate schedules for both MFS Investment Management and Wellington include one or more breakpoints that would reduce the sub-advisory fee rate as applicable Portfolio assets under the relevant proposed Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, breakpoints in a sub-advisory fee rate schedule may result in savings to the Adviser and not to investors. The Board also noted that the aggregation of assets may result in the EQ/MFS Technology II Portfolio reaching a breakpoint sooner than if the sub-advisory fee rate schedule did not aggregate assets, which also has the potential to benefit the Adviser. The Board considered these factors, and the relationship they bear to the fee structure charged to the Portfolios by the Adviser, and concluded that there would be a reasonable sharing of benefits from any economies of scale with the Portfolios.

Fall-Out and Other Benefits

The Board also considered possible fall-out benefits and other types of benefits that may accrue to a proposed Sub-Adviser, including the following. The Board considered that a proposed Sub-Adviser, through its position as a Sub-Adviser to a Portfolio, may engage in “soft dollar” transactions. The Board also noted that each proposed Sub-Adviser currently serves as sub-adviser for other portfolios (or allocated portions of other portfolios) of the Trust and receives sub-advisory fees with respect to those other portfolios. In addition, the Board noted that a proposed Sub-Adviser may benefit from greater exposure in the marketplace with respect to the proposed Sub-Adviser’s investment process and from expanding its level of assets under management, and a proposed Sub-Adviser may derive benefits from its association with the Adviser. Based on its review, the Board determined that any fall-out benefits and other types of benefits that may accrue to the proposed Sub-Advisers are fair and reasonable.

1812

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2019, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
All Asset Growth-Alt 20	41.20%	$133,343	$1,400,824	$12,322,680
EQ/Ultra Conservative Strategy	4.55	13,319	161,743	1,149,729
EQ/Conservative Strategy	15.17	39,961	460,111	3,885,825
EQ/Conservative Growth Strategy	28.12	159,006	1,802,347	18,017,362
EQ/Balanced Strategy	34.86	457,961	5,240,970	57,726,871
EQ/Moderate Growth Strategy	43.24	1,110,017	12,622,541	157,640,036
EQ/Growth Strategy	50.95	972,178	11,086,064	93,252,547
EQ/Aggressive Growth Strategy	61.34	841,543	9,565,522	61,289,668
EQ/Franklin Templeton Allocation Managed Volatility	53.31	438,870	3,802,078	53,580,618
1290 VT Energy	100.00	144	471	—
1290 VT Low Volatility Global Equity	32.78	16,539	156,668	12,689
1290 VT Moderate Growth Allocation	11.80	6,827	74,849	—
1290 VT Multi-Alternative Strategies	10.78	1,354	11,814	—
1290 VT Convertible Securities	16.03	—	—	656,142
1290 VT DoubleLine Dynamic Allocation	7.05	—	—	192,687
1290 VT DoubleLine Opportunistic Bond	0.00	—	—	—
1290 VT Equity Income	98.21	—	—	6,821,611
1290 VT GAMCO Mergers & Acquisitions	100.00	—	—	70,458
1290 VT GAMCO Small Company Value	100.00	—	—	81,691,135
1290 VT High Yield Bond	0.00	—	—	—
1290 VT Micro Cap	100.00	—	—	14,497,639
1290 VT Natural Resources	55.67	20,076	554,752	—
1290 VT Real Estate	0.14	—	—	152,822
1290 VT Small Cap Value	100.00	—	—	11,991,409
1290 VT SmartBeta Equity	68.97	—	—	349,729
1290 VT Socially Responsible	100.00	—	—	2,791,280
ATM Large Cap Managed Volatility	93.33	—	—	229,322,750
ATM Mid Cap Managed Volatility	76.33	—	—	5,869,829
ATM Small Cap Managed Volatility	45.97	—	—	43,766,867
ATM International Managed Volatility	0.00	3,049,863	47,215,899	5,252,286
EQ/500 Managed Volatility	97.31	—	—	138,353,465
EQ/400 Managed Volatility	100.00	—	—	17,785,229
EQ/2000 Managed Volatility	50.86	—	—	132,801,756
EQ/International Managed Volatility	0.00	3,979,471	62,631,960	1,917,734
EQ/AB Dynamic Aggressive Growth	53.95	—	—	2,110,529
EQ/AB Dynamic Growth	96.12	—	—	5,306,617
EQ/AB Dynamic Moderate Growth	43.59	—	—	49,112,148
EQ/AB Short Duration Government Bond	0.00	—	—	—
EQ/AB Small Cap Growth	100.00	—	—	177,007,285
EQ/American Century Mid Cap Value	97.38	—	—	255,568
EQ/American Century Moderate Growth Allocation	30.07	6,771	67,383	—
EQ/AXA Investment Managers Moderate Allocation	36.14	4,563	44,485	—
EQ/BlackRock Basic Value Equity	100.00	—	—	75,796,114
EQ/Capital Guardian Research	99.57	—	—	46,727,367
EQ/ClearBridge Large Cap Growth	100.00	—	—	22,641,850

1813

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/ClearBridge Select Equity Managed Volatility	100.00%	$—	$—	$2,399,633
EQ/Common Stock Index	100.00	—	—	259,451,617
EQ/Core Bond Index	0.00	—	—	—
EQ/Emerging Markets Equity PLUS	0.00	—	—	—
EQ/Equity 500 Index	100.00	—	—	114,101,967
EQ/Fidelity Institutional AM® Large Cap	100.00	—	—	—
EQ/First Trust Moderate Growth Allocation	14.41	6,607	66,583	4,192
EQ/Franklin Balanced Managed Volatility	33.12	—	—	18,310,220
EQ/Franklin Rising Dividends	100.00	—	—	—
EQ/Franklin Small Cap Value Managed Volatility	61.47	—	—	14,491,610
EQ/Franklin Strategic Income	0.11	—	—	449,106
EQ/Global Bond PLUS	0.00	—	—	—
EQ/Global Equity Managed Volatility	45.40	2,419,447	21,940,591	54,530,449
EQ/Goldman Sachs Growth Allocation	16.98	—	—	396,840
EQ/Goldman Sachs Mid Cap Value	57.07	—	—	298,826
EQ/Goldman Sachs Moderate Growth Allocation	11.17	—	—	15,177,715
EQ/Intermediate Government Bond	0.00	—	—	—
EQ/International Core Managed Volatility	0.04	2,537,726	30,395,377	23,055,941
EQ/International Equity Index	0.02	2,938,523	47,850,587	—
EQ/International Value Managed Volatility	0.02	1,629,055	27,610,746	20,086,735
EQ/Invesco Comstock	99.79	—	—	9,995,665
EQ/Invesco Global Real Estate	0.05	282,543	3,589,483	1,095,204
EQ/Invesco International Growth	6.66	446,772	3,166,801	—
EQ/Invesco Moderate Allocation	55.89	—	—	—
EQ/Invesco Moderate Growth Allocation	8.74	—	—	161,253
EQ/Janus Enterprise	100.00	—	—	64,506,879
EQ/JPMorgan Growth Allocation	0.00	—	—	1,893,272
EQ/JPMorgan Value Opportunities	99.56	—	—	8,061,853
EQ/Large Cap Core Managed Volatility	88.51	—	—	146,100,175
EQ/Large Cap Growth Index	100.00	—	—	107,256,184
EQ/Large Cap Growth Managed Volatility	45.36	—	—	317,476,785
EQ/Large Cap Value Index	100.00	—	—	35,260,423
EQ/Large Cap Value Managed Volatility	75.37	—	—	227,538,067
EQ/Lazard Emerging Markets Equity	0.00	1,580,866	10,867,179	356,970
EQ/Legg Mason Growth Allocation	30.35	13,003	129,131	—
EQ/Legg Mason Moderate Allocation	4.73	—	—	10,197,777
EQ/Loomis Sayles Growth	100.00	—	—	35,272,189
EQ/MFS International Growth	0.00	2,792,683	19,462,129	36,051,608
EQ/MFS International Value	12.07	1,654,196	8,237,248	—
EQ/MFS Mid Cap Focused Growth	100.00	—	—	335,401
EQ/MFS Technology	0.00	—	—	—
EQ/MFS Utilities Series	67.74	—	—	864,333
EQ/Mid Cap Index	100.00	—	—	80,773,388
EQ/Mid Cap Value Managed Volatility	86.70	—	—	103,023,348
EQ/Money Market	0.00	—	—	—
EQ/Morgan Stanley Small Cap Growth	10.08	—	—	27,989,706
EQ/Oppenheimer Global	100.00	—	—	—
EQ/PIMCO Global Real Return	0.00	—	—	—
EQ/PIMCO Real Return	0.00	—	—	—
EQ/PIMCO Total Return	0.00	—	—	—
EQ/PIMCO Ultra Short Bond	0.00	—	—	—
EQ/Quality Bond PLUS	0.00	—	—	—
EQ/Science and Technology	17.37	—	—	123,530

1814

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/Small Company Index	82.87%	$—	$—	$70,703,965
EQ/T. Rowe Price Growth Stock	0.00	—	—	38,356,853
EQ/T. Rowe Price Health Sciences	0.00	—	—	—
EQ/Templeton Global Equity Managed Volatility	33.86	942,251	10,494,351	41,644,772
EQ/UBS Growth and Income	57.06	—	—	1,244,235
EQ/Wellington Energy	100.00	—	—	—
Multimanager Aggressive Equity	63.29	—	—	85,969,589
Multimanager Core Bond	0.00	—	—	—
Multimanager Mid Cap Growth	100.00	—	—	16,687,612
Multimanager Mid Cap Value	88.77	—	—	12,951,739
Multimanager Technology	0.00	—	—	111,243,073

1815

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, NY 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; Chairman of the Board from September 2004 through September 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable.	145	None.
Independent Trustees#
Mark A. Barnard c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1949)	Trustee	From April 2017 to present	From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to 2016, Managing Director — Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	145	None.
Thomas W. Brock c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1947)	Trustee	From January 2016 to present	From June 2016 to May 2017, Director, President and Chief Executive Officer, and from January 2016 to June 2016, Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	145	From December 2012 to January, 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; from 2016 to present, Chair, and from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2 funds); and from 2006 to 2012, Director, Stone Harbor Investment Funds (5 funds).

1816

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees# (Continued)
Michael B. Clement c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1957)	Trustee	From January 2019 to present	From 2011 to present, Professor of Accounting, appointed Department of Accounting Chair effective September 2018, and from 1997 to 2002, Assistant Professor, University of Texas; from 2002 to 2004, Vice President — Global Investment Research, Goldman Sachs; from 1988 to 1991, Vice President — Capital Planning and Analysis, and from 1982 to 1986, Manager — Audit Division, Citicorp; and from 1980 to 1982, Senior Assistant Accountant, Deloitte Haskins & Sells.	145	None.
Donald E. Foley c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1951)	Trustee	From January 2014 to present	Retired. From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	145

From 2011 to 2012, Director,

and from 2012 to 2016, Advisory Committee Member, M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups; from 2015 to present, Director, BioSig Technologies, Inc.; and from 2015 to present, Director, Wilmington Funds.

Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1945)	Trustee	From March 1997 to present	Retired. From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	145	None.

1817

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees# (Continued)
H. Thomas McMeekin c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1953)	Trustee	From January 2014 to present	From 2015 to present, CEO of Blue Key Services, LLC; from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	145	From 2015 to present, Director, Blue Key Services, LLC; from 2012 to present, Director Achaean Financial Group; from 2011 to 2012, Director US Life Insurance Company in the City of New York.
Gloria D. Reeg c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From April 2017 to present	From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director — Global Consulting, Russell Investment Group.	145	None.
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1953)	Chairman of the Board	From May 2000 to present, Independent Trustee; from September 2011 through September 2017, Lead Independent Trustee; and from October 1, 2017 to present, Chairman of the Board.	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	145	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long-Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund and Blackstone/GSO Floating Rate Enhanced Income Fund.

1818

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees# (Continued)
Kathleen Stephansen c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 2019 to present	From 2018 to present and in 2016, Senior Economic Advisor-Henderson Institute Center for Macroeconomics, Boston Consulting Group; from 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research — AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	145	None.
Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1946)	Trustee	From January 2012 to present	Retired. From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank); from 1997 to 2009, Director, Hearst-Argyle Television.	145	None.

*	Affiliated with the Manager and/or Distributor
**

Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years.

†	The registered investment companies in the fund complex include the Trust, AXA Premier VIP Trust, and 1290 Funds.
#

Effective June 30, 2019, Kenneth L. Walker retired from his position as a Trustee of the Trust. Mr. Walker will continue to serve as a consultant to the Board of Trustees of the Trust for a one-year period from July 1, 2019 through June 30, 2020.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained, without charge, by calling 1-877-222-2144.

1819

The Trust’s Officers

No officer of the Trust, other than the Chief Compliance Officer, receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, FMG LLC, and/or AXA Distributors, LLC. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; and Chairman of the Board from September 2004 through September 2017.	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable.
William MacGregor, Esq. 1290 Avenue of the Americas New York, New York 10104 (1975)	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President and Secretary from August 2018 to present: Chief Legal Officer from October 2018 to present	From August 2018 to present, Managing Director and Associate General Counsel of AXA Equitable: Executive Vice President, General Counsel and Secretary of the Adviser; from January 2017 to June 2018. Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015 Senior Vice President, Secretary and Associate General Counsel of the Adviser; from May 2008 to July 2015 Lead Director and Associate Counsel of AXA Equitable.
Brian Walsh 1290 Avenue of the Americas New York, New York 10104 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2011 to present, member of the Board of Directors of FMG LLC; from February 2003 to present, Lead Director of AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	Vice President from June 2010 to June 2016; Senior Vice President and Chief Investment Officer from June 2016 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Equitable; from February 2001 to September 2011, Vice President of AXA Equitable.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	Vice President from June 2007 to present; Deputy Chief Investment Officer from June 2016 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Equitable.
Joseph J. Paolo*** 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer, Vice President and Anti- Money Laundering Compliance Officer	Chief Compliance Officer from May 2007 to present, Vice President and Anti- Money Laundering Compliance Officer from November 2005 to present	From June 2007 to present, Chief Compliance Officer of FMG LLC; from May 2011 to present, Senior Vice President of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to May 2019, Senior Director and from June 2019 to present, Lead Director of AXA Equitable.

1820

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1979)	Senior Vice President	From September 2019 to present	From December 2014 to present, member of the Board of Directors and from March 2017 to present, Senior Vice President and Chief Operating Officer of FMG LLC; from October 2013 to March 2017, Senior Director and from April 2017 to present, Lead Director of AXA Equitable; from June 2014 to March 2017, Vice President of FMG LLC.
Artemis Brannigan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From September 2019 to present	From August 2019 to present, Senior Director of AXA Equitable; from January 2016 to July 2019, Director of Prudential Financial; from October 2006 to December 2015, Vice President of BlackRock.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of FMG LLC; from April 2014 through August 2016, Senior Vice President Zealot Networks; from September 2008 through April 2012, Vice President of FMG LLC.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From July 1999 to present	From June 2012 to present, Senior Vice President of FMG LLC; from February 2011 to June 2016, member of the Board of Directors of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director, AXA Equitable.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From June 2016 to present	From May 2016 to present, Assistant Portfolio Manager and from June 2016 to present, Vice President of FMG LLC; from November 2013 to December 2014, Lead Manager and from December 2014 to present, Director of Portfolio Analytics of FMG LLC.
Thomas Lewis 1290 Avenue of the Americas, New York, New York 10104 (1987)	Vice President	From September 2019 to present	From July 2019 to present, Vice President of FMG LLC; from July 2013 to March 2014, Senior Manager, from April 2014 to May 2015, Lead Manager, from June 2015 to December 2018, Director, and from January 2019 to present, Senior Director of AXA Equitable.
Kevin McCarthy 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President	From September 2019 to present	From December 2018 to present, Assistant Portfolio Manager of FMG LLC and Director of AXA Equitable; from August 2015 to November 2018, Lead Manager of AXA Equitable; from October 2013 to August 2015, Senior Quantitative Analyst at Aviva Investors.
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From June 2016 to present	From May 2011 to present, Assistant Portfolio Manager and from June 2016 to present, Vice President of FMG LLC; from November 2008 to August 2013, Director, from September 2013 to September 2018, Senior Director, and from October 2018 to present, Lead Director of AXA Equitable.
Bradley Tobin 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President — Director of Risk	From March 2019 to present	From January 2019 to present, Vice President of FMG LLC; from January 2019 to Present, Director, Risk Management, AXA Equitable; from March 2007 to January 2017, Vice President, Investment Management, Prudential Financial, Inc.; from March 2005 to January 2017, Vice President, AST Investment Services, Inc.; from March 2016 to January 2017, Vice President, Prudential Investments LLC.
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From September 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from September 2015 to present, Senior Director and Counsel of AXA Equitable; from July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.

1821

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Maureen E. Kane, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1962)	Vice President and Assistant Secretary	From March 2019 to present	From February 2019 to present, Lead Director and Associate General Counsel of AXA Equitable; from July 2014 to February 2019, Managing Director and Managing Counsel of The Bank of New York Mellon.
Victoria Zozulya, Esq. 1290 Avenue of the Americas, New York, New York, 10104 (1983)	Vice President and Assistant Secretary	From December 2018 to present	From September 2018 to present, Senior Director and Counsel of AXA Equitable; and from March 2014 to August 2018, Vice President and Assistant General Counsel, Neuberger Berman.
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From June 2016 to present	From February 2019 to present, Director and from March 2013 to January 2019, Pricing and Valuation-Compliance of FMG LLC and Senior Manager of AXA Equitable.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From December 2018 to present, Senior Director and from February 2009 to November 2018, Director of AXA Equitable; from April 2015 to present, Vice President of FMG LLC.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Controller	From March 2009 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (1974)	Assistant Controller	From March 2009 to present	From November 2012 to present, Senior Director of AXA Equitable.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2009 to present	From April 2018 to present, Director and Assistant Secretary and from July 2004 to March 2018, Lead Manager/Legal Assistant of AXA Equitable; and from March 2015 to present, Assistant Vice President and Assistant Secretary of FMG LLC.
Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From June 2016 to present	From July 2013 to present, Senior Manager/ Legal Assistant of AXA Equitable.
Cheryl Cherian 1290 Avenue of the Americas, New York, New York 10104 (1979)	Assistant Secretary	From June 2019 to present	From April 2019 to present, Lead Manager—Legal Assistant of AXA Equitable; from November 2016 to March 2018, Compliance Associate at Manifold Fund Advisors; from 2009 to 2015, R&D scientist at Actavis.
Monica Giron 1290 Avenue of the Americas, New York, New York 10104 (1976)	Assistant Secretary	From July 2019 to present	From June 2019 to present, Lead Manager- Senior Legal Assistant of AXA Equitable; and from August 2015 to May 2019, Senior Paralegal at Gemini Fund Services.

*

The officers in the table above hold similar positions with two other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, AXA Premier VIP Trust, and 1290 Funds.

**	Each officer is elected on an annual basis.
***

During the fiscal year ended December 31, 2019, the Chief Compliance Officer of the Trust received, from the three registered investment companies in the fund complex for which he serves in that capacity, compensation in the amount of $75,000, of which the Trust paid $64,023.

1822

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES (Unaudited)

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans and other qualified investors. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its record ownership of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

1823

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-877-222-2144 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.axa-equitablefunds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Previously, this information was filed on Form N-Q. These filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

1824

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 13(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Donald E. Foley, Thomas W. Brock and Caroline L. Williams serve on its audit committee as “audit committee financial experts” as defined in Item 3. Ms. Williams and Messrs. Foley and Brock are considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2019 were $4,472,638 and for fiscal year 2018 were $3,498,862.

(b)	Audit-Related Fees for fiscal year 2019 were $0 and for fiscal year 2018 were $0.

(c)	Tax Fees for fiscal year 2019 were $1,215,140 and for fiscal year 2018 were $1,111,233. Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2019 were $353,500 and for fiscal year 2018 were $228,050.

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

(e)	(1)

The registrant’s Audit Committee has adopted policies and procedures relating to the pre-approval of services performed by the registrant’s principal accountant. Audit, audit-related and non-audit services (including tax services) provided to the registrant require pre-approval by the Audit Committee. In the event that the estimated fees for such pre-approved audit, audit-related and non-audit services exceed the pre-approved estimated fees for such services, the excess amount must be approved by the Audit Committee or its delegate prior to payment.

(e)(2) None of the services included in (b) – (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2019: $3,982,543

For fiscal year 2018: $3,874,735

(h)

The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-advisers whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the annual report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable

Item 13.	Exhibits.

(a)(1)	The Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQ Advisors Trust

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 3, 2020

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer and Treasurer
March 3, 2020